UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08839

SPDR® SERIES TRUST

(Exact name of registrant as specified in charter)

One Lincoln Street, Boston, Massachusetts 02111

(Address of principal executive offices) (zip code)

Christopher A. Madden, Esq.

State Street Bank and Trust Company

One Lincoln Street/SUM0703

Boston, Massachusetts 02111

(Name and address of agent for service)

Copy to:

W. John McGuire, Esq.

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Registrant’s telephone number, including area code: (617) 664-7037

Date of fiscal year end: June 30

Date of reporting period: June 30, 2016

Item 1. Reports to Shareholders.

Annual Report

30 June 2016

SPDR® Series Trust – Equity Funds

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

The information in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

SPDR RUSSELL 3000 ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR Russell 3000 ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks a broad universe of exchange-traded U.S. equity securities. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 2.34%, and the total return for the Russell 3000 Index (the “Index”) was 2.14%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Management fees, cash drag and cumulative effects of security misweights contributed to the difference between the Fund’s performance and that of the Index.

The Reporting Period got off to a rough start as global markets entered the second half of 2015 nervously with clouds of uncertainty surrounding the possibility of a Greek exit from the Eurozone and a sudden free fall in China’s stock market. The Index ended the third quarter of 2015 down 7.25%.

By the end of the third quarter of 2015, the Greek drama had been largely resolved with Greece agreeing to a new more austere bailout agreement with creditors, while continued volatility in China’s equity markets and growing concerns surrounding emerging market growth prospects more generally led to a broad selloff of global equities in August and September of 2015.

After being battered to close the third quarter of 2015 on a rapidly deteriorating global growth outlook, global equity markets found their footing in October to open the fourth quarter of 2015. The shift in market sentiment was aided by new policy commitments from global central banks to provide additional stimulus to combat the effects of a slowing global economy.

Contributing to evidence of a firming economy was the October employment report released on November 6, 2015, showing an estimated rise in non-farm payrolls of 271,000 against market expectations for a rise of 185,000. On December 16th, the Federal Reserve in turn came through with a widely expected 0.25% increase in the Federal Funds rate.

The fourth quarter of 2015 closed out with a contracting manufacturing sector and low growth for the quarter of 0.7% on an annualized basis. The combination of lower energy prices and a strong U.S. dollar were a particularly toxic combination for U.S. corporate earnings. Though the Index was down 2.05% for December 2015 the Index finished the full quarter up 6.27%.

An aggressive sell-off of growth assets during the first two weeks of 2016 was attributed to conflicting messages from China’s policy makers as well as the rapid decline in oil prices. The latter prompted concerns over deflation and damage to energy producers to outweigh the once expected windfall to energy consumers.

The relief rally in growth assets that began in the middle part of February of 2016 continued for the better part of March. Providing foundation for the sharp improvement in sentiment during the second half of the quarter were sharp gains in the beaten down energy sector due to increasing oil prices, a better tone to global manufacturing data in March and continued active and verbal support from central banks. The Index returned 0.97% for the first quarter of 2016, boosted by a very strong 7.04% return for the month of March.

The “reflation trade” that commenced in mid-February and closed out the end of the first quarter of 2016 continued in April with growth assets broadly posting positive returns. Leading the way for the month was a near 20% gain in crude oil prices. The moniker “reflation trade” represents the inverse of the “deflation trade” in which oil prices collapsed by more than 70% over the past two years.

SPDR RUSSELL 3000 ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)

The revised first quarter of 2016 GDP report released on May 27th showed that corporate profits declined 14% at an annualized rate over the prior two quarters. Additionally, the preliminary release of the May U.S. non-farm payrolls report showed a paltry increase of just 38,000 jobs against expectations for 160,000.

Once the unexpected “Brexit” vote result was confirmed on the morning of June 24th, stock markets reacted adversely and declined across the globe. However, by the end of June markets rallied and most domestic indices finished on a positive note for the month of June. The Index finished the second quarter of 2016 up 2.63%.

On an individual security level, the top positive contributors to the Fund’s performance were Alphabet Inc. Class A, Amazon.com, Inc., and Johnson & Johnson. The top negative contributors to the Fund’s performance were Citigroup Inc., Gilead Sciences, Inc., and Apple Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR RUSSELL 3000 ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Russell 3000 ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.11%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	RUSSELL 3000 INDEX*	NET ASSET VALUE	MARKET VALUE	RUSSELL 3000 INDEX*
ONE YEAR	2.34%	2.29%	2.14%	2.34%	2.29%	2.14%
THREE YEARS (1)	37.13%	37.20%	37.23%	11.10%	11.12%	11.12%
FIVE YEARS (1)	72.70%	72.78%	73.08%	11.55%	11.56%	11.59%
TEN YEARS (1)	104.32%	104.25%	104.11%	7.41%	7.40%	7.39%

(1)	Effective July 9, 2013, the Fund changed its benchmark index from the Dow Jones U.S. Total Stock Market Index to the Russell 3000 Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track different benchmark indices for periods prior to July 9, 2013.
*	The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

SPDR RUSSELL 3000 ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

(1)	Effective July 9, 2013, the Fund changed its benchmark index from the Dow Jones U.S. Total Stock Market Index to the Russell 3000 Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track different benchmark indices for periods prior to July 9, 2013.
(2)	Index returns represent the Fund’s prior benchmark indices from June 30, 2006 through July 8, 2013 and the Russell 3000 Index from July 9, 2013 through June 30, 2016.

SPDR RUSSELL 3000 ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	APPLE, INC.	EXXON MOBIL CORP.	MICROSOFT CORP.	JOHNSON & JOHNSON	GENERAL ELECTRIC CO.
MARKET VALUE	$8,134,126	6,044,074	6,015,392	5,173,081	4,495,061
% OF NET ASSETS	2.4	1.8	1.8	1.5	1.3

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Oil, Gas & Consumable Fuels	5.7%
Banks	5.3
Pharmaceuticals	4.9
Real Estate Investment Trusts (REITs)	4.5
Software	4.1
Internet Software & Services	3.8
IT Services	3.7
Biotechnology	3.1
Media	3.0
Technology Hardware, Storage & Peripherals	3.0
Insurance	2.9
Semiconductors & Semiconductor Equipment	2.7
Health Care Providers & Services	2.6
Diversified Telecommunication Services	2.5
Health Care Equipment & Supplies	2.5
Specialty Retail	2.5
Aerospace & Defense	2.4
Industrial Conglomerates	2.2
Chemicals	2.1
Electric Utilities	2.1
Food & Staples Retailing	2.1
Beverages	2.0
Diversified Financial Services	2.0
Hotels, Restaurants & Leisure	2.0
Internet & Catalog Retail	1.9
Food Products	1.8
Capital Markets	1.7
Household Products	1.7
Machinery	1.6
Tobacco	1.5
Communications Equipment	1.1
Energy Equipment & Services	1.1
Multi-Utilities	1.1
Road & Rail	0.8
Textiles, Apparel & Luxury Goods	0.8
Consumer Finance	0.7
Electronic Equipment, Instruments & Components	0.7
Life Sciences Tools & Services	0.7
Air Freight & Logistics	0.6
Automobiles	0.6
Commercial Services & Supplies	0.6
Household Durables	0.6
Multiline Retail	0.6
Airlines	0.5
Containers & Packaging	0.5
Electrical Equipment	0.5
Metals & Mining	0.5
Auto Components	0.4
Professional Services	0.4
Building Products	0.3
Gas Utilities	0.3
Trading Companies & Distributors	0.3
Construction & Engineering	0.2
Construction Materials	0.2
Diversified Consumer Services	0.2
Health Care Technology	0.2
Leisure Equipment & Products	0.2
Personal Products	0.2
Thrifts & Mortgage Finance	0.2
Distributors	0.1
Independent Power Producers & Energy Traders	0.1
Paper & Forest Products	0.1
Real Estate Management & Development	0.1
Water Utilities	0.1
Wireless Telecommunication Services	0.1
Marine	0.0 **
Transportation Infrastructure	0.0 **
Short-Term Investments	3.8
Liabilities in Excess of Other Assets	(3.4)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Amount shown represents less than 0.05% of net assets.

SPDR RUSSELL 1000 ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR Russell 1000 ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of large capitalization exchange traded U.S. equity securities. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 2.90%, and the total return for the Russell 1000 Index (the “Index”) was 2.93%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Management fees, cash drag and cumulative effects of security mis-weights contributed to the difference between the Fund’s performance and that of the Index.

The Reporting Period got off to a rough start as global markets entered the second half of 2015 nervously with clouds of uncertainty surrounding the possibility of a Greek exit from the Eurozone and a sudden free fall in China’s stock market. The Index ended the third quarter of 2015 down 6.83%.

By the end of the third quarter of 2015, the Greek drama had been largely resolved with Greece agreeing to a new, more austere bailout agreement with creditors, while continued volatility in China’s equity markets and growing concerns surrounding emerging market growth prospects more generally led to a broad selloff of global equities in August and September of 2015.

After being battered to close the third quarter of 2015 on a rapidly deteriorating global growth outlook, global equity markets found their footing in October to open the fourth quarter of 2015. The shift in market sentiment was aided by new policy commitments from global central banks to provide additional stimulus to combat the effects of a slowing global economy.

Contributing evidence of a firming economy was the October employment report released on November 6, 2015, showing an estimated rise in non-farm payrolls of 271,000 against market expectations for a rise of 185,000. On December 16th, the Federal Reserve in turn came through with a widely expected 0.25% increase in the Federal Funds rate.

The fourth quarter of 2015 closed out with a contracting manufacturing sector and low growth for the quarter of 0.7% on an annualized basis. The combination of lower energy prices and a strong U.S. dollar were a particularly toxic combination for U.S. corporate earnings. Though the Index was down 1.80% for December 2015, it finished the full quarter up 6.50%.

An aggressive sell-off of growth assets during the first two weeks of 2016 was attributed to conflicting messages from China’s policy makers as well as the rapid decline in oil prices. The latter prompted concerns over deflation and damage to energy producers to outweigh the once expected windfall to energy consumers.

The relief rally in growth assets that began in the middle part of February of 2016 continued for the better part of March. Providing foundation for the sharp improvement in sentiment during the second half of the quarter were sharp gains in the beaten down energy sector due to increasing oil prices, a better tone to global manufacturing data in March and continued active and verbal support from central banks. The Index returned 1.17% for the first quarter of 2016, boosted by a very strong 6.97% return for the month of March.

The “reflation trade” that commenced in mid-February and closed out the end of the first quarter of 2016 continued in April with growth assets broadly posting positive returns. Leading the way for the month was a near 20% gain in crude oil prices. The moniker “reflation trade” represents the inverse of the “deflation trade” in which oil prices collapsed by more than 70% over the past two years.

SPDR RUSSELL 1000 ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)

The revised first quarter of 2016 GDP report released on May 27th showed that corporate profits declined 14% at an annualized rate over the prior two quarters. Additionally, the preliminary release of the May U.S. non-farm payrolls report showed a paltry increase of just 38,000 jobs against expectations for 160,000.

Once the unexpected “Brexit” vote result was confirmed on the morning of June 24th, stock markets reacted adversely and declined across the globe. However, by the end of June markets rallied and most domestic indices finished on a positive note for the month of June. The Index finished the second quarter of 2016 up 2.54%.

On an individual security level, the top positive contributors to the Fund’s performance were Amazon.com, Inc., Alphabet Inc. Class A, and Johnson & Johnson. The top negative contributors to the Fund’s performance were Citigroup Inc., Gilead Sciences, Inc., and Apple Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR RUSSELL 1000 ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Russell 1000 ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.11%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	RUSSELL 1000 INDEX*	NET ASSET VALUE	MARKET VALUE	RUSSELL 1000 INDEX*
ONE YEAR	2.90%	2.97%	2.93%	2.90%	2.97%	2.93%
THREE YEARS (1)	38.17%	38.13%	38.54%	11.38%	11.37%	11.48%
FIVE YEARS (1)	74.39%	74.46%	75.31%	11.77%	11.77%	11.88%
TEN YEARS (1)	105.01%	104.91%	106.22%	7.44%	7.44%	7.50%

(1)	Effective July 9, 2013, the Fund changed its benchmark index from the Dow Jones U.S. Large-Cap Total Stock Market Index to the Russell 1000 Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to July 9, 2013.
*	The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

SPDR RUSSELL 1000 ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

(1)	Effective July 9, 2013, the Fund changed its benchmark index from the Dow Jones U.S. Large-Cap Total Stock Market Index to the Russell 1000 Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to July 9, 2013.
(2)	Index returns represent the Fund’s prior benchmark index from June 30, 2006 through July 8, 2013 and the Russell 1000 Index from July 9, 2013 through June 30, 2016.

SPDR RUSSELL 1000 ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	APPLE, INC.	EXXON MOBIL CORP.	MICROSOFT CORP.	JOHNSON & JOHNSON	GENERAL ELECTRIC CO.
MARKET VALUE	$2,396,788	1,774,404	1,773,706	1,516,371	1,324,048
% OF NET ASSETS	2.6	1.9	1.9	1.6	1.4

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Oil, Gas & Consumable Fuels	6.0%
Pharmaceuticals	5.2
Banks	5.0
Real Estate Investment Trusts (REITs)	4.2
Software	4.2
Internet Software & Services	3.9
IT Services	3.8
Technology Hardware, Storage & Peripherals	3.2
Media	3.1
Biotechnology	2.9
Insurance	2.9
Diversified Telecommunication Services	2.7
Health Care Providers & Services	2.7
Semiconductors & Semiconductor Equipment	2.7
Aerospace & Defense	2.5
Health Care Equipment & Supplies	2.5
Specialty Retail	2.5
Industrial Conglomerates	2.3
Food & Staples Retailing	2.2
Beverages	2.1
Chemicals	2.1
Diversified Financial Services	2.1
Electric Utilities	2.1
Internet & Catalog Retail	2.1
Food Products	1.9
Hotels, Restaurants & Leisure	1.9
Household Products	1.8
Capital Markets	1.7
Tobacco	1.6
Machinery	1.5
Energy Equipment & Services	1.1
Multi-Utilities	1.1
Communications Equipment	1.0
Road & Rail	0.8
Textiles, Apparel & Luxury Goods	0.8
INDUSTRY	% OF NET ASSETS
Consumer Finance	0.7
Life Sciences Tools & Services	0.7
Air Freight & Logistics	0.6
Automobiles	0.6
Multiline Retail	0.6
Airlines	0.5
Commercial Services & Supplies	0.5
Containers & Packaging	0.5
Electrical Equipment	0.5
Electronic Equipment, Instruments & Components	0.5
Household Durables	0.5
Metals & Mining	0.5
Auto Components	0.4
Professional Services	0.3
Building Products	0.2
Construction & Engineering	0.2
Construction Materials	0.2
Gas Utilities	0.2
Health Care Technology	0.2
Leisure Equipment & Products	0.2
Personal Products	0.2
Trading Companies & Distributors	0.2
Distributors	0.1
Diversified Consumer Services	0.1
Independent Power Producers & Energy Traders	0.1
Real Estate Management & Development	0.1
Water Utilities	0.1
Wireless Telecommunication Services	0.1
Marine	0.0	**
Paper & Forest Products	0.0	**
Thrifts & Mortgage Finance	0.0	**
Transportation Infrastructure	0.0	**
Short-Term Investments	5.1
Liabilities in Excess of Other Assets	(4.9)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Amount shown represents less than 0.05% of net assets.

SPDR RUSSELL 2000 ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR Russell 2000 ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of small capitalization, exchange-traded U.S. equity securities. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was –6.45%, and the total return for the Russell 2000 Index (the “Index”) was –6.73%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Cash drag and cumulative effects of security mis-weights contributed to the difference between the Fund’s performance and that of the Index.

The Index lost 11.92% during the third quarter of 2015. By the end of the quarter, the Greek drama had been largely resolved, with Greece agreeing to a new, more austere bailout agreement with creditors in July, while continued volatility in China’s equity markets and growing concerns surrounding emerging market growth prospects more generally led to a broad selloff of global equities in August and September. The worst-performing month was August, when the Index lost 6.28%. A cascade of worrying headlines emanating from China including surprise currency devaluation and plummeting stock market spilled over in dramatic fashion to rattle global financial markets in late August.

After being battered to close the previous quarter on a rapidly deteriorating global growth outlook, global equity markets found their footing in October and the Index gained 3.59% in the last quarter of 2015. The shift in market sentiment was aided by new policy commitments from global central banks to provide additional stimulus to combat the effects of a slowing global economy. As the quarter progressed into November, expectations steadily grew for the U.S. Federal Reserve to finally initiate the first increase in the target federal funds rate in over nine years in December. Contributing evidence of a firming economy was the October employment report released on November 6th, showing an estimated rise in non-farm payrolls of 271,000 against market expectations for a rise of 185,000. Entering the final month of 2015, global investors were braced for an explicit realization of the now long running policy divergence thematic with high expectations for new monetary policy easing measures from the European Central Bank (ECB) and equally elevated expectations that December would bring the U.S. Federal Reserve rate increase. The Index dropped 5.2% in December after gaining 5.63% and 3.25% in October and November, respectively.

The opening month of 2016 was anything but reassuring for global investors as growth assets sold off aggressively the first two weeks of the year on a mosaic of uncertainties persisting from 2015. Conflicting messages from China’s policy makers in both equity and currency markets, concerns over deflation, and data releases in January from U.S. reflecting a muted economic growth prospect contributed to the 8.79% January decline of the Index. Providing foundation for the sharp improvement in sentiment during the second half of the quarter were sharp gains beginning in February in the beaten down energy sector, a better tone to global manufacturing data in March and continued active and verbal support from central banks.

The second quarter of 2016 was the best performing quarter during this period as the Index gained 3.79%. Leading the way for April was a near 20% gain in crude oil prices, the reversal of the trade in which oil prices collapsed more than 70% over the past two years. For the past few years, the decline in oil prices due to the seemingly endless selloff in energy contributed to elevated fears of global growth deceleration. All these market trends reversed sharply with the rally in energy prices that commenced in February. The Fund invested in Russell 2000 Index Futures to achieve equity index exposure on cash and cash receivables during the Reporting Period.

SPDR RUSSELL 2000 ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)

On an individual security level, the top positive contributors to the Fund’s performance were Piedmont Natural Gas Company, Inc., Advanced Micro Devices, Inc., and MarketAxess Holdings Inc. The top negative contributors to the Fund’s performance were Tailored Brands, Inc., Ultragenyx Pharmaceutical, Inc., and Restoration Hardware Holdings, Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR RUSSELL 2000 ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (‘NAV‘) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (7/8/13, 7/9/13, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Russell 2000 ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.12%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	RUSSELL 2000 INDEX*	NET ASSET VALUE	MARKET VALUE	RUSSELL 2000 INDEX*
ONE YEAR	–6.45%	–6.47%	–6.73%	–6.45%	–6.47%	–6.73%
SINCE INCEPTION (1)	19.17%	19.28%	18.91%	6.06%	6.09%	5.99%

(1)	For the period July 8, 2013 to June 30, 2016.
*	The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity market. The Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of the Russell 3000 Index. The Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

SPDR RUSSELL 2000 ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

SPDR RUSSELL 2000 ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	IDACORP, INC.	OLIN CORP.	GRAMERCY PROPERTY TRUST REIT	PORTLAND GENERAL ELECTRIC CO.	SOUTHWEST GAS CORP.
MARKET VALUE	$222,248	218,393	207,459	207,408	202,600
% OF NET ASSETS	0.3	0.2	0.2	0.2	0.2

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Banks	9.7%
Real Estate Investment Trusts (REITs)	9.2
Biotechnology	4.6
Software	4.1
Health Care Equipment & Supplies	3.2
Hotels, Restaurants & Leisure	3.2
Machinery	3.2
Semiconductors & Semiconductor Equipment	3.2
Electronic Equipment, Instruments & Components	2.7
Internet Software & Services	2.7
Specialty Retail	2.6
Health Care Providers & Services	2.5
Chemicals	2.4
Commercial Services & Supplies	2.3
Insurance	2.3
IT Services	2.0
Oil, Gas & Consumable Fuels	2.0
Pharmaceuticals	2.0
Thrifts & Mortgage Finance	2.0
Media	1.8
Communications Equipment	1.7
Aerospace & Defense	1.5
Food Products	1.4
Gas Utilities	1.4
Capital Markets	1.3
Electric Utilities	1.3
Household Durables	1.3
Professional Services	1.3
Building Products	1.2
Metals & Mining	1.2
Auto Components	1.1
Diversified Consumer Services	1.0
Energy Equipment & Services	1.0
Textiles, Apparel & Luxury Goods	1.0
Trading Companies & Distributors	1.0
Construction & Engineering	0.9
Diversified Telecommunication Services	0.8
Electrical Equipment	0.7
Internet & Catalog Retail	0.7
Life Sciences Tools & Services	0.7
Food & Staples Retailing	0.6
Health Care Technology	0.6
Independent Power Producers & Energy Traders	0.6
Multi-Utilities	0.6
Paper & Forest Products	0.6
Technology Hardware, Storage & Peripherals	0.6
Air Freight & Logistics	0.5
Consumer Finance	0.5
Real Estate Management & Development	0.5
Airlines	0.4
Road & Rail	0.4
Water Utilities	0.4
Household Products	0.3
Leisure Equipment & Products	0.3
Personal Products	0.3
Beverages	0.2
Construction Materials	0.2
Containers & Packaging	0.2
Multiline Retail	0.2
Tobacco	0.2
Wireless Telecommunication Services	0.2
Distributors	0.1
Diversified Financial Services	0.1
Marine	0.1
Automobiles	0.0	**
Industrial Conglomerates	0.0	**
Transportation Infrastructure	0.0	**
Short-Term Investments	21.1
Liabilities in Excess of Other Assets	(20.0)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Amount shown represents less than 0.05% of net assets.

SPDR RUSSELL 1000 YIELD FOCUS ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR Russell 1000 Yield Focus ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Russell 1000 Yield Focused Factor Index (the “Index”). In seeking this objective, the Fund uses a sampling strategy.

For the period from inception (December 3, 2015) to June 30, 2016 (the “Reporting Period”), the total return for the Fund was 7.93%, and the total return for the Index was 8.02%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Management fees, cash drag and the effects of compounding all contributed to the difference between the Fund’s performance and that of the Index.

With its focus on higher-yielding, dividend companies, the Fund tends to own securities which are in industries that are considered to be defensive. During periods of market uncertainty, higher-yielding stocks are also considered to be defensive since their dividends are thought to offer a cushion against market downturns. Despite the strong positive returns since inception, there have been periods of market uncertainty due to plunging oil prices and other depressed commodities, renewed geopolitical and terrorism concerns, and the uncertainty over the June “Brexit” vote, and in which higher-yielding, dividend stocks performed well. With interest rates still at or near historic lows, dividend stocks have remained an important source of yield for many.

On an individual security level, the top positive contributors to the Fund’s performance were Sysco Corporation, KLA-Tencor Corporation, and Mattel, Inc. The top negative contributors to the Fund’s performance were Freeport-McMoRan, Inc., National Oilwell Varco, Inc., and Marathon Oil Corporation.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR RUSSELL 1000 YIELD FOCUS ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (12/2/15, 12/3/15, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Russell 1000 Yield Focus ETF as stated in the Fees and Expenses table of the prospectus dated December 1, 2015 (as supplemented June 20, 2016) is 0.20%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	RUSSELL 1000 YIELD FOCUSED FACTOR INDEX*	NET ASSET VALUE	MARKET VALUE	RUSSELL 1000 YIELD FOCUSED FACTOR INDEX*
SINCE INCEPTION (1)	7.93%	7.92%	8.02%	N/A	N/A	N/A

(1)	For the period December 2, 2015 to June 30, 2016.
*	The Russell 1000 Yield Focused Factor Index is designed to reflect the performance of a segment of large-capitalization U.S. equity securities demonstrating a combination of core factors (high value, high quality, and low size characteristics), with a focus factor comprising high yield characteristics.

SPDR RUSSELL 1000 YIELD FOCUS ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

SPDR RUSSELL 1000 YIELD FOCUS ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	CENTURYLINK, INC.	CUMMINS, INC.	WESTERN DIGITAL CORP.	SYMANTEC CORP.	LYONDELLBASELL INDUSTRIES NV CLASS A
MARKET VALUE	$5,510,276	5,008,977	4,714,847	4,453,298	4,442,130
% OF NET ASSETS	1.5	1.4	1.3	1.2	1.2

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Real Estate Investment Trusts (REITs)	10.9%
Electric Utilities	5.7
Insurance	5.2
Specialty Retail	4.6
Multi-Utilities	4.4
Chemicals	3.8
Machinery	3.7
Hotels, Restaurants & Leisure	3.4
Multiline Retail	3.4
Oil, Gas & Consumable Fuels	3.2
Capital Markets	2.9
Containers & Packaging	2.8
Energy Equipment & Services	2.8
Media	2.8
IT Services	2.7
Technology Hardware, Storage & Peripherals	2.6
Electrical Equipment	2.4
Semiconductors & Semiconductor Equipment	2.4
Diversified Telecommunication Services	2.1
Food Products	2.0
Metals & Mining	2.0
Household Durables	1.7
Software	1.6
Health Care Providers & Services	1.5
Banks	1.3
Electronic Equipment, Instruments & Components	1.3
Leisure Equipment & Products	1.3
Textiles, Apparel & Luxury Goods	1.3
Trading Companies & Distributors	1.3
Commercial Services & Supplies	1.2
Gas Utilities	1.1
Distributors	1.0
Air Freight & Logistics	0.8
Auto Components	0.8
Automobiles	0.8
Communications Equipment	0.8
Independent Power Producers & Energy Traders	0.8
Road & Rail	0.7
Professional Services	0.6
Construction & Engineering	0.5
Diversified Consumer Services	0.5
Food & Staples Retailing	0.5
Health Care Equipment & Supplies	0.5
Household Products	0.4
Airlines	0.3
Consumer Finance	0.3
Wireless Telecommunication Services	0.3
Paper & Forest Products	0.2
Personal Products	0.2
Aerospace & Defense	0.1
Building Products	0.1
Internet Software & Services	0.1
Transportation Infrastructure	0.1
Water Utilities	0.1
Short-Term Investment	0.2
Liabilities in Excess of Other Assets	(0.1)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR RUSSELL 1000 MOMENTUM FOCUS ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR Russell 1000 Momentum Focus ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Russell 1000 Momentum Focused Factor Index (the “Index”). In seeking this objective, the Fund uses a sampling strategy.

For the period from inception (December 3, 2015) to June 30, 2016 (the “Reporting Period”), the total return for the Fund was 3.10%, and the total return for the Index was 3.21%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Management fees, cash drag and the effects of compounding all contributed to the difference between the Fund’s performance and that of the Index.

With its focus on stocks that exhibit positive momentum, coupled with higher-dividend companies, the Fund tends to follow market trends. Since the beginning of the year, the Index has shown strong positive performance, mainly fueled by industrial, utilities and financial stocks. Despite the strong positive returns since inception, there have been periods of market uncertainty due to plunging oil prices and other depressed commodities, renewed geopolitical and terrorism concerns, and the uncertainty over the June “Brexit” vote, where higher-yielding, dividend stocks performed well. With interest rates still at or near historic lows and continued market uncertainty, momentum strategies have remained an attractive option for investors seeking total return.

On an individual security level, the top positive contributors to the Fund’s performance were Amazon.com, Inc., Alphabet Inc. Class A, and Johnson & Johnson. The top negative contributors to the Fund’s performance were Citigroup Inc., Gilead Sciences, Inc., and Apple Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR RUSSELL 1000 MOMENTUM FOCUS ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (12/2/15, 12/3/15, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Russell 1000 Momentum Focus ETF as stated in the Fees and Expenses table of the prospectus dated December 1, 2015 (as supplemented June 20, 2016) is 0.20%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	RUSSELL 1000 MOMENTUM FOCUSED FACTOR INDEX*	NET ASSET VALUE	MARKET VALUE	RUSSELL 1000 MOMENTUM FOCUSED FACTOR INDEX*
SINCE INCEPTION (1)	3.10%	3.10%	3.21%	N/A	N/A	N/A

(1)	For the period December 2, 2015 to June 30, 2016.
*	The Russell 1000 Momentum Focused Factor Index is designed to reflect the performance of a segment of large-capitalization U.S. equity securities demonstrating a combination of core factors (high value, high quality, and low size characteristics), with a focus factor comprising high momentum characteristics.

SPDR RUSSELL 1000 MOMENTUM FOCUS ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

SPDR RUSSELL 1000 MOMENTUM FOCUS ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	TYSON FOODS, INC. CLASS A	SOUTHWEST AIRLINES CO.	HUNTINGTON INGALLS INDUSTRIES, INC.	DELTA AIR LINES, INC.	GENUINE PARTS CO.
MARKET VALUE	$3,253,408	2,553,865	2,005,942	1,953,923	1,926,281
% OF NET ASSETS	0.9	0.7	0.6	0.6	0.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Insurance	6.3%
Real Estate Investment Trusts (REITs)	6.1
Electric Utilities	4.7
Specialty Retail	4.4
Food Products	3.9
IT Services	3.9
Health Care Providers & Services	3.7
Machinery	3.5
Multi-Utilities	3.5
Hotels, Restaurants & Leisure	2.9
Aerospace & Defense	2.7
Airlines	2.6
Software	2.6
Chemicals	2.5
Health Care Equipment & Supplies	2.5
Media	2.4
Electronic Equipment, Instruments & Components	2.1
Semiconductors & Semiconductor Equipment	2.1
Containers & Packaging	1.8
Metals & Mining	1.7
Textiles, Apparel & Luxury Goods	1.7
Household Durables	1.6
Building Products	1.4
Auto Components	1.3
Food & Staples Retailing	1.3
Life Sciences Tools & Services	1.3
Oil, Gas & Consumable Fuels	1.3
Banks	1.2
Capital Markets	1.2
Commercial Services & Supplies	1.2
Diversified Financial Services	1.2
Air Freight & Logistics	1.1
Gas Utilities	1.1
Construction & Engineering	1.0
Distributors	1.0
Road & Rail	1.0
INDUSTRY	% OF NET ASSETS
Trading Companies & Distributors	1.0
Diversified Telecommunication Services	0.9
Electrical Equipment	0.9
Energy Equipment & Services	0.9
Household Products	0.9
Communications Equipment	0.8
Beverages	0.7
Leisure Equipment & Products	0.7
Multiline Retail	0.7
Professional Services	0.7
Automobiles	0.6
Internet Software & Services	0.6
Technology Hardware, Storage & Peripherals	0.6
Consumer Finance	0.5
Personal Products	0.5
Industrial Conglomerates	0.4
Water Utilities	0.4
Biotechnology	0.3
Construction Materials	0.3
Internet & Catalog Retail	0.3
Wireless Telecommunication Services	0.3
Diversified Consumer Services	0.2
Health Care Technology	0.2
Independent Power Producers & Energy Traders	0.2
Pharmaceuticals	0.2
Marine	0.1
Paper & Forest Products	0.1
Real Estate Management & Development	0.1
Tobacco	0.1
Transportation Infrastructure	0.0 **
Short-Term Investment	0.1
Liabilities in Excess of Other Assets	(0.1)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Amount shown represents less than 0.05% of net assets.

SPDR RUSSELL 1000 LOW VOLATILITY FOCUS ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR Russell 1000 Low Volatility Focus ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Russell 1000 Low Volatility Focused Factor Index (the “Index”). In seeking this objective, the Fund uses a sampling strategy.

For the period from inception (December 3, 2015) to June 30, 2016 (the “Reporting Period”), the total return for the Fund was 7.60%, and the total return for the Index was 7.73%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Management fees, cash drag and the effects of compounding all contributed to the difference between the Fund’s performance and that of the Index.

With its focus on lower-volatility, higher-dividend companies, the Fund tends to own securities which are in industries that are considered to be defensive. During periods of market uncertainty, lower-volatility stocks are also thought of as defensive and have historically been more resilient in periods of market stress. Despite the strong positive returns since inception, there have been periods of market uncertainty due to plunging oil prices and other depressed commodities, renewed geopolitical and terrorism concerns, and the uncertainty over the June “Brexit” vote, where low-volatility stocks performed well. With interest rates still at or near historic lows and continued market uncertainty, lower-volatility stocks have remained an attractive option for investors seeking total return.

On an individual security level, the top positive contributors to the Fund’s performance were Sysco Corporation, Kimberly-Clark Corporation, and Ingredion Incorporated. The top negative contributors to the Fund’s performance were Bed Bath & Beyond Inc., AmerisourceBergen Corporation, and Bunge Limited.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR RUSSELL 1000 LOW VOLATILITY FOCUS ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (12/2/15, 12/3/15, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Russell 1000 Low Volatility ETF as stated in the Fees and Expenses table of the prospectus dated December 1, 2015 (as supplemented June 20, 2016) is 0.20%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	RUSSELL 1000 LOW VOLATILITY FOCUSED FACTOR INDEX*	NET ASSET VALUE	MARKET VALUE	RUSSELL 1000 LOW VOLATILITY FOCUSED FACTOR INDEX*
SINCE INCEPTION (1)	7.60%	7.60%	7.73%	N/A	N/A	N/A

(1)	For the period December 2, 2015 to June 30, 2016.
*	The Russell 1000 Low Volatility Focused Factor Index is designed to reflect the performance of a segment of large-capitalization U.S. equity securities demonstrating a combination of core factors (high value, high quality, and low size characteristics), with a focus factor comprising low volatility characteristics.

SPDR RUSSELL 1000 LOW VOLATILITY FOCUS ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

SPDR RUSSELL 1000 LOW VOLATILITY FOCUS ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	GENUINE PARTS CO.	SYMANTEC CORP.	TARGET CORP.	AMERISOURCEBERGEN CORP. CLASS A	AMDOCS, LTD.
MARKET VALUE	$3,976,594	3,726,490	3,564,032	3,250,534	3,217,486
% OF NET ASSETS	1.0	1.0	0.9	0.8	0.8

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Insurance	9.6%
Health Care Providers & Services	6.1
Real Estate Investment Trusts (REITs)	5.4
Specialty Retail	5.2
Electric Utilities	4.7
IT Services	4.5
Food Products	4.1
Machinery	3.9
Multi-Utilities	3.7
Hotels, Restaurants & Leisure	3.0
Containers & Packaging	2.9
Chemicals	2.5
Media	2.5
Multiline Retail	2.5
Software	2.4
Capital Markets	2.1
Aerospace & Defense	2.0
Health Care Equipment & Supplies	1.8
Semiconductors & Semiconductor Equipment	1.8
Electronic Equipment, Instruments & Components	1.7
Distributors	1.4
Life Sciences Tools & Services	1.4
Diversified Financial Services	1.3
Commercial Services & Supplies	1.2
Electrical Equipment	1.2
Trading Companies & Distributors	1.2
Air Freight & Logistics	1.1
Household Durables	1.1
Household Products	1.1
Road & Rail	1.1
Textiles, Apparel & Luxury Goods	1.1
Gas Utilities	1.0
Professional Services	1.0
Auto Components	0.9
Construction & Engineering	0.9
Consumer Finance	0.8
Food & Staples Retailing	0.8
Airlines	0.7
Communications Equipment	0.7
Leisure Equipment & Products	0.7
Banks	0.6
Beverages	0.6
Diversified Consumer Services	0.6
Diversified Telecommunication Services	0.6
Internet Software & Services	0.6
Metals & Mining	0.6
Energy Equipment & Services	0.4
Water Utilities	0.4
Automobiles	0.3
Building Products	0.3
Independent Power Producers & Energy Traders	0.3
Personal Products	0.3
Real Estate Management & Development	0.3
Technology Hardware, Storage & Peripherals	0.3
Industrial Conglomerates	0.2
Marine	0.2
Wireless Telecommunication Services	0.2
Paper & Forest Products	0.1
Oil, Gas & Consumable Fuels	0.0 **
Short-Term Investment	0.1
Liabilities in Excess of Other Assets	(0.1)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Amount shown represents less than 0.05% of net assets.

[LOGO]

SPDR S&P 500 BUYBACK ETF —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P 500 Buyback ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of publicly-traded issuers that have a high buyback ratio. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was –5.43%, and the total return for the S&P 500 Buyback Index (the “Index”) was –5.04%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Expenses and compounding contributed to the difference between the Fund’s performance and that of the Index.

Companies with relatively large buyback ratios have historically been viewed as healthy and prosperous. Their share repurchase, in theory, directly increased shareholder value. This fiscal year has been different than the norm, particularly due to the anticipation, and then the reality, of an interest rate increase. During this period of high buyback activity and market growth, participating companies were hurt by either the perception that their cash flow could be used more effectively by investing in technology and development or due to the simple fact that it was now more expensive to borrow funds for the share repurchases. The Index trailed the broader S&P 500 Index by over 3% in three of the four fiscal quarters. The slight outperformance in the third fiscal quarter could not salvage the lag, leading to an overall underperformance of 9.03% relative to the market.

On an individual security level, the top positive contributors to the Fund’s performance were Michael Kors Holdings Ltd, Qorvo, Inc., and Northrop Grumman Corporation. The top negative contributors to the Fund’s performance were Gap, Inc., Fossil Group, Inc., and CF Industries Holdings, Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P 500 BUYBACK ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (2/4/15, 2/5/15, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P 500 Buyback ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.35%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	S&P 500 BUYBACK INDEX*	NET ASSET VALUE	MARKET VALUE	S&P 500 BUYBACK INDEX*
ONE YEAR	–5.43%	–5.44%	–5.04%	–5.43%	–5.44%	–5.04%
SINCE INCEPTION (1)	–4.79%	–4.81%	–4.28%	–3.44%	–3.45%	–3.07%

(1)	For the period February 4, 2015 to June 30, 2016.
*	The S&P 500 Buyback Index provides exposure to the 100 constituent companies in the S&P 500 with the highest buyback ratio in the last 12 months.

[LOGO]

SPDR S&P 500 BUYBACK ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

SPDR S&P 500 BUYBACK ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	NVIDIA CORP.	L-3 COMMUNICATIONS HOLDINGS, INC.	JACOBS ENGINEERING GROUP, INC.	MONSANTO CO.	ARCHER-DANIELS- MIDLAND CO.
MARKET VALUE	$124,294	115,738	113,965	112,510	111,986
% OF NET ASSETS	1.3	1.3	1.2	1.2	1.2

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Insurance	9.5%
Specialty Retail	8.0
Aerospace & Defense	5.5
Semiconductors & Semiconductor Equipment	4.8
Multiline Retail	4.6
Food Products	4.4
IT Services	4.0
Construction & Engineering	3.3
Software	3.3
Consumer Finance	3.1
Health Care Providers & Services	3.1
Communications Equipment	3.0
Hotels, Restaurants & Leisure	3.0
Biotechnology	2.9
Media	2.9
Technology Hardware, Storage & Peripherals	2.6
Food & Staples Retailing	2.2
Trading Companies & Distributors	2.2
Chemicals	2.1
Containers & Packaging	2.1
Machinery	2.1
Automobiles	2.0
Capital Markets	2.0
Electronic Equipment, Instruments & Components	2.0
Airlines	1.6
Construction Materials	1.2
Energy Equipment & Services	1.2
Air Freight & Logistics	1.1
Commercial Services & Supplies	1.1
Household Durables	1.1
Diversified Consumer Services	1.0
Diversified Financial Services	1.0
Electrical Equipment	1.0
Health Care Equipment & Supplies	1.0
Internet Software & Services	1.0
Textiles, Apparel & Luxury Goods	1.0
Auto Components	0.9
Oil, Gas & Consumable Fuels	0.8
Short-Term Investment	0.2
Other Assets in Excess of Liabilities	0.1
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

[LOGO]

SPDR S&P 500 GROWTH ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P 500 Growth ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of large capitalization exchange-traded U.S. equity securities exhibiting “growth” characteristics. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 4.12%, and the total return for the S&P 500 Growth Index (the “Index”) was 4.24%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Management fees, cash drag and cumulative effects of security misweights contributed to the difference between the Fund’s performance and that of the Index.

The Reporting Period got off to a rough start as global markets entered the second half of 2015 nervously with clouds of uncertainty surrounding the possibility of a Greek exit from the Eurozone and a sudden free fall in China’s stock market. The S&P 500 Index ended the second quarter of 2015 down 6.44%, with the Index weathering the economic conditions better, falling 4.83%.

By the end of the third quarter of 2015, the Greek drama had been largely resolved with Greece agreeing to a new, more austere bailout agreement with creditors, while continued volatility in China’s equity markets and growing concerns surrounding emerging market growth prospects more generally led to a broad selloff of global equities in August and September of 2015.

After being battered to close the third quarter of 2015 on a rapidly deteriorating global growth outlook, global equity markets found their footing in October to open the fourth quarter of 2015. The shift in market sentiment was aided by new policy commitments from global central banks to provide additional stimulus to combat the effects of a slowing global economy.

Contributing evidence of a firming economy was the October employment report released on November 6, 2015, showing an estimated rise in non-farm payrolls of 271,000 against market expectations for a rise of 185,000. On December 16th, the Federal Reserve in turn came through with a widely expected 0.25% increase in the Federal Funds rate.

The fourth quarter of 2015 closed out with a contracting manufacturing sector and low growth for the quarter of 0.7% on an annualized basis. The combination of lower energy prices and a strong U.S. dollar were a particularly toxic combination for U.S. corporate earnings. Though the Index was down 1.52% for December 2015, it finished the full quarter up 7.86%.

An aggressive sell-off of growth assets during the first two weeks of 2016 was attributed to conflicting messages from China’s policy makers as well as the rapid decline in oil prices. The latter prompted concerns over deflation and damage to energy producers to outweigh the once expected windfall to energy consumers.

The relief rally in growth assets that began in the middle part of February of 2016 continued for the better part of March. Providing foundation for the sharp improvement in sentiment during the second half of the quarter were sharp gains in the beaten down energy sector due to increasing oil prices, a better tone to global manufacturing data in March and continued active and verbal support from central banks. The S&P 500 Index returned 1.35% for the first quarter of 2016, boosted by a very strong 6.78% return for the month of March. S&P 500 Growth Index stocks did not fare as well as the overall index for the quarter, up 0.53%., boosted by a 6.72% return for the month of March, 2016.

The “reflation trade” that commenced in mid-February and closed out the end of the first quarter of 2016 continued in April with growth assets broadly posting positive returns. Leading the way for the month was

SPDR S&P 500 GROWTH ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)

a near 20% gain in crude oil prices. The moniker “reflation trade” represents the inverse of the “deflation trade” in which oil prices collapsed by more than 70% over the past two years.

The revised first quarter of 2016 GDP report released on May 27th showed that corporate profits declined 14% at an annualized rate over the prior two quarters. Additionally, the preliminary release of the May U.S. non-farm payrolls report showed a paltry increase of just 38,000 jobs against expectations for 160,000.

Once the unexpected “Brexit” vote result was confirmed on the morning of June 24th, stock markets reacted adversely and declined across the globe. However, by the end of June markets rallied and most domestic indices finished on a positive note for the month of June. S&P 500 Growth Index stocks finished the second quarter of 2016 up 1.01%.

On an individual security level, the top positive contributors to the Fund’s performance were Amazon.com, Inc., Facebook, Inc. Class A, and Microsoft Corporation. The top negative contributors to the Fund’s performance were Biogen Inc., Gilead Sciences, Inc., and Apple Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P 500 GROWTH ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P 500 Growth ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.15%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	S&P 500 GROWTH INDEX*	NET ASSET VALUE	MARKET VALUE	S&P 500 GROWTH INDEX*
ONE YEAR	4.12%	4.15%	4.24%	4.12%	4.15%	4.24%
THREE YEARS	45.07%	45.26%	45.87%	13.20%	13.25%	13.41%
FIVE YEARS	81.75%	81.92%	83.57%	12.69%	12.71%	12.91%
TEN YEARS (1)	134.27%	133.81%	136.15%	8.89%	8.86%	8.97%

(1)	Effective December 17, 2010, the Fund changed its benchmark index from the Dow Jones U.S. Large Cap Growth Total Stock Market Index to the S&P 500 Growth Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.
*	The S&P 500 Growth Index measures the performance of the large-capitalization growth sector in the U.S. equity market.

SPDR S&P 500 GROWTH ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

(1)	Effective December 17, 2010, the Fund changed its benchmark index from the Dow Jones U.S. Large Cap Growth Total Stock Market Index to the S&P 500 Growth Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track different benchmark indices for periods prior to December 17, 2010.
(2)	Index returns represent the Fund’s prior benchmark indices from June 30, 2006 through December 16, 2010 and the S&P 500 Growth Index from December 17, 2010 through June 30, 2016.

SPDR S&P 500 GROWTH ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	APPLE, INC.	MICROSOFT CORP.	AMAZON.COM, INC.	FACEBOOK, INC. CLASS A	ALPHABET, INC. CLASS A
MARKET VALUE	$40,663,078	31,238,262	21,512,253	20,522,060	16,033,449
% OF NET ASSETS	5.7	4.4	3.0	2.9	2.3

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Internet Software & Services	7.8%
Software	7.3
IT Services	5.9
Technology Hardware, Storage & Peripherals	5.9
Pharmaceuticals	5.6
Biotechnology	4.8
Real Estate Investment Trusts (REITs)	4.8
Specialty Retail	4.7
Internet & Catalog Retail	4.3
Media	3.4
Semiconductors & Semiconductor Equipment	3.2
Health Care Equipment & Supplies	3.0
Industrial Conglomerates	3.0
Aerospace & Defense	2.9
Beverages	2.9
Tobacco	2.9
Health Care Providers & Services	2.6
Hotels, Restaurants & Leisure	2.4
Chemicals	1.9
Food Products	1.9
Food & Staples Retailing	1.5
Oil, Gas & Consumable Fuels	1.5
Capital Markets	1.3
Textiles, Apparel & Luxury Goods	1.2
Diversified Financial Services	1.1
Diversified Telecommunication Services	1.1
Household Products	1.0
Communications Equipment	0.9
Insurance	0.9
Life Sciences Tools & Services	0.9
Household Durables	0.7
Air Freight & Logistics	0.6
Machinery	0.6
Commercial Services & Supplies	0.5
Professional Services	0.5
Airlines	0.4
Multiline Retail	0.4
Road & Rail	0.4
Building Products	0.3
Construction Materials	0.3
Electrical Equipment	0.3
Electronic Equipment, Instruments & Components	0.3
Multi-Utilities	0.3
Auto Components	0.2
Containers & Packaging	0.2
Health Care Technology	0.2
Personal Products	0.2
Trading Companies & Distributors	0.2
Banks	0.1
Consumer Finance	0.1
Distributors	0.1
Leisure Equipment & Products	0.1
Real Estate Management & Development	0.1
Water Utilities	0.1
Diversified Consumer Services	0.0 **
Gas Utilities	0.0 **
Short-Term Investments	2.2
Liabilities in Excess of Other Assets	(2.0)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Amount shown represents less than 0.05% of net assets.

SPDR S&P 500 VALUE ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P 500 Value ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of large capitalization, exchange-traded U.S. equity securities exhibiting “value” characteristics. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 3.29%, and the total return for the S&P 500 Value Index (the “Index”) was 3.38%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fund expenses along with transaction costs around the annual S&P style rebalance in December, somewhat offset by positive cash drag and a class action settlement payment contributed to the difference between the Fund’s performance and that of the Index.

During the six month period ending December 31, 2015, commodity prices resumed their descent after having stabilized somewhat in the previous quarter. The energy sector, one of the biggest relative sector overweights in the Fund, was a contributor as total production remained at record levels and further supply was anticipated from Iran given the removal of sanctions surrounding the historic nuclear deal. Both WTI and Brent Crude fell into new bear markets in July, falling 21% and 18% respectively. The S&P 500 Index then saw 6 straight days of declines in August falling over 11% in total over that timeframe, culminating with the August 24th “Flash Crash” when volatility spiked to its highest levels since the global financial crisis. A further accelerated selloff in oil ensued as investors began to grow concerned. The performance of the Fund declined by -8.3% during the quarter, underperforming growth stocks by nearly 350 basis points. Some of the other large traditional value sectors did not fare well either. Materials stocks suffered due mainly to the slowing growth in China. Utilities started to struggle a bit, as they often do in rising rate environments, as investors began to expect the start of the long awaited rate hikes by the Federal Reserve (which commenced in December). Finally, the biggest sector in the Fund — the financial sector – also lagged the overall market thanks to the flattening yield curve and continued low interest rate environment early in the period but then rebounded strongly in the last quarter of the year as the Federal Reserve rate hike cycle began to get underway. Though continuing to fall behind growth stocks in the final quarter of 2015, the Fund was able to muster a strong return of over 6% during the last three months of the year as Central Banks once again stood ready to provide further stimulus to combat the slowing global economy. This leads to a strong rebound in the market overall.

After having trailed growth stocks for nine of the previous ten quarters — and underperforming by nearly 16% during that period — value stocks were finally able to put together two consecutive quarters of outperformance during the first half of 2016. The year did not start out so promising as a sharp decline in the Chinese equity market and the first rate hike by the Federal Reserve in years resulted in a sharp selloff in U.S. stocks in January. However, after reaching a low point of over a -10% loss to start the year in early February, markets began to stabilize, Japan shifted to a negative interest rate environment, the ECB reaffirmed its commitment to an accommodative stance, and oil producers considered freezing supplies. Markets recovered from those sharp losses and then some. What drove the Fund lower in the last half of 2015 helped to propel it higher in the first half of 2016 — energy, oil, and basic materials. Oil prices rallied more than 50% higher during the first quarter of the calendar year alone. In addition, China expressed a willingness to stimulate its economy leading to the rise in the materials sector. Finally, the continued low interest rate environment, along with the sentiment that further rate hikes by the Federal Reserve might not be coming as quickly as anticipated bolstered utility stocks to resume their rally. Conversely, financials reversed course from their climb in the fourth quarter falling more than 5% thanks to increasing prospects of negative interest rates globally, the perceived halt in the expected rate hike cycle by the Federal Reserve, and lower net interest margins thanks to a flattening yield curve. Being the largest sector in the Fund, this helped to dampen an otherwise solid first half of 2016 performance.

SPDR S&P 500 VALUE ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)

On an individual security level, the top positive contributors to the Fund’s performance were Exxon Mobil Corporation, AT&T Inc., and General Electric Company. The top negative contributors to the Fund’s performance were Wells Fargo & Company, Bank of America Corporation, and Citigroup Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P 500 VALUE ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P 500 Value ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.15%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	S&P 500 VALUE INDEX*	NET ASSET VALUE	MARKET VALUE	S&P 500 VALUE INDEX*
ONE YEAR	3.29%	3.31%	3.38%	3.29%	3.31%	3.38%
THREE YEARS	31.20%	31.26%	31.87%	9.47%	9.49%	9.66%
FIVE YEARS	68.21%	68.38%	69.84%	10.96%	10.98%	11.17%
TEN YEARS (1)	77.92%	77.76%	75.24%	5.93%	5.92%	5.77%

(1)	Effective December 17, 2010, the Fund changed its benchmark index from the Dow Jones U.S. Large-Cap Value Total Stock Market Index to the S&P 500 Value Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track different benchmark indices for periods prior to December 17, 2010.
*	The S&P 500 Value Index measures the performance of the large-capitalization value sector in the U.S. equity market.

SPDR S&P 500 VALUE ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

(1)	Effective December 17, 2010, the Fund changed its benchmark index from the Dow Jones U.S. Large-Cap Value Total Stock Market Index to the S&P 500 Value Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track different benchmark indices for periods prior to December 17, 2010.
(2)	Index returns represent the Fund’s prior benchmark indices from June 30, 2006 through December 16, 2010 and the S&P 500 Value Index from December 17, 2010 through June 30, 2016.

SPDR S&P 500 VALUE ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	EXXON MOBIL CORP.	BERKSHIRE HATHAWAY, INC. CLASS B	AT&T, INC.	JPMORGAN CHASE & CO.	PROCTER & GAMBLE CO.
MARKET VALUE	$10,541,907	7,350,120	7,218,576	6,161,865	6,082,523
% OF NET ASSETS	4.3	3.0	2.9	2.5	2.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Oil, Gas & Consumable Fuels	11.0%
Banks	10.4
Pharmaceuticals	6.0
Diversified Telecommunication Services	4.8
Electric Utilities	4.5
Insurance	4.4
Diversified Financial Services	3.3
Food & Staples Retailing	3.2
Household Products	3.0
Health Care Providers & Services	2.9
Semiconductors & Semiconductor Equipment	2.4
Aerospace & Defense	2.3
Capital Markets	2.3
Chemicals	2.2
Energy Equipment & Services	2.2
Industrial Conglomerates	2.2
Multi-Utilities	2.2
Media	2.0
Machinery	1.9
Beverages	1.8
Food Products	1.8
Health Care Equipment & Supplies	1.8
Real Estate Investment Trusts (REITs)	1.6
IT Services	1.4
Consumer Finance	1.3
Technology Hardware, Storage & Peripherals	1.3
Road & Rail	1.2
Automobiles	1.1
Communications Equipment	1.1
Hotels, Restaurants & Leisure	1.1
Biotechnology	1.0
Software	1.0
Air Freight & Logistics	0.9
Electrical Equipment	0.8
Multiline Retail	0.8
Tobacco	0.8
Metals & Mining	0.7
Airlines	0.6
Specialty Retail	0.5
Auto Components	0.4
Commercial Services & Supplies	0.4
Containers & Packaging	0.4
Electronic Equipment, Instruments & Components	0.4
Internet Software & Services	0.4
Textiles, Apparel & Luxury Goods	0.4
Household Durables	0.3
Life Sciences Tools & Services	0.3
Construction & Engineering	0.2
Distributors	0.2
Trading Companies & Distributors	0.2
Independent Power Producers & Energy Traders	0.1
Leisure Equipment & Products	0.1
Professional Services	0.1
Water Utilities	0.1
Diversified Consumer Services	0.0 **
Gas Utilities	0.0 **
Short-Term Investments	2.4
Liabilities in Excess of Other Assets	(2.2)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Amount shown represents less than 0.05% of net assets.

SPDR S&P 500 HIGH DIVIDEND ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P 500 High Dividend ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of publicly-traded issuers that have high dividend yields. In seeking this objective, the Fund uses a sampling strategy.

For the period from October 22, 2015 (inception) to June 30, 2016 (the “Reporting Period”), the total return for the Fund was 15.20%, and the total return for the S&P 500 High Dividend Index (the “Index”) was 15.34%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Management fees, cash drag and the effects of compounding all contributed to the difference between the Fund’s performance and that of the Index.

With its focus on higher-yielding, dividend companies, the Fund tends to own securities which are in industries that are considered to be defensive. During periods of market uncertainty, higher-yielding stocks are also considered to be defensive since their dividends are thought to offer a cushion against market downturns. Despite the strong positive returns over the past twelve months, there have been periods of market uncertainty due to plunging oil prices and other depressed commodities, renewed geopolitical and terrorism concerns, and the uncertainty over the June “Brexit” vote, and in which higher-yielding, dividend stocks performed well. With interest rates still at or near historic lows, dividend stocks have remained an important source of yield for many.

On an individual security level, the top positive contributors to the Fund’s performance were Murphy Oil Corporation, TECO Energy, Inc., and Realty Income Corporation. The top negative contributors to the Fund’s performance were Seagate Technology PLC, Kinder Morgan Inc Class P, and Williams Companies, Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P 500 HIGH DIVIDEND ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/21/15, 10/22/15, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P 500 High Dividend ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.12%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	S&P 500 HIGH DIVIDEND INDEX*	NET ASSET VALUE	MARKET VALUE	S&P 500 HIGH DIVIDEND INDEX*
SINCE INCEPTION (1)	15.20%	15.23%	15.34%	N/A	N/A	N/A

(1)	For the period October 21, 2015 to June 30, 2016.
*	The S&P 500 High Dividend Index is designed to measure the performance of the top 80 dividend-paying securities listed on the S&P 500 Index, based on dividend yield. The S&P 500 Index focuses on the large capitalization U.S. equity market, including common stock and real estate investment trusts.

SPDR S&P 500 HIGH DIVIDEND ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

SPDR S&P 500 HIGH DIVIDEND ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	ONEOK, INC.	MURPHY OIL CORP.	IRON MOUNTAIN, INC. REIT	NRG ENERGY, INC.	HELMERICH & PAYNE, INC.
MARKET VALUE	$668,428	638,207	552,044	533,749	504,684
% OF NET ASSETS	2.1	2.0	1.7	1.7	1.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Real Estate Investment Trusts (REITs)	14.8%
Electric Utilities	14.5
Multi-Utilities	13.3
Oil, Gas & Consumable Fuels	12.1
Diversified Telecommunication Services	5.3
Machinery	4.1
Chemicals	3.5
Independent Power Producers & Energy Traders	3.2
Energy Equipment & Services	2.8
Electrical Equipment	2.7
Tobacco	2.6
Pharmaceuticals	2.5
Technology Hardware, Storage & Peripherals	2.4
Automobiles	2.2
Consumer Finance	1.4
Household Durables	1.4
Software	1.4
Textiles, Apparel & Luxury Goods	1.4
Containers & Packaging	1.3
Diversified Financial Services	1.3
Leisure Equipment & Products	1.3
Banks	1.2
Biotechnology	1.2
Specialty Retail	1.1
Commercial Services & Supplies	1.0
Multiline Retail	0.9
Short-Term Investment	0.2
Liabilities in Excess of Other Assets	(1.1)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P 500 FOSSIL FUEL FREE ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P 500 Fossil Fuel Free ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the S&P 500 Fossil Fuel Free Index (the “Index”). In seeking this objective, the Fund uses a sampling strategy.

For the period from December 1, 2015 (inception) through June 30, 2016 (the “Reporting Period”), the total return for the Fund was 1.48%, and the total return for the Index was 1.61%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Management fees, cash drag and cumulative effects of security misweights contributed to the difference between the Fund’s performance and that of the Index.

The Reporting Period got off to a rough start as global markets entered the second half of 2015 nervously with clouds of uncertainty surrounding the possibility of a Greek exit from the Eurozone and a sudden free fall in China’s stock market. The Index ended the third quarter of 2015 down 5.97%.

By the end of the third quarter of 2015, the Greek drama had been largely resolved with Greece agreeing to a new, more austere bailout agreement with creditors, while continued volatility in China’s equity markets and growing concerns surrounding emerging market growth prospects more generally led to a broad selloff of global equities in August and September, 2015.

After being battered to close the third quarter of 2015 on a rapidly deteriorating global growth outlook, global equity markets found their footing in October to open the fourth quarter of 2015. The shift in market sentiment was aided by new policy commitments from global central banks to provide additional stimulus to combat the effects of a slowing global economy.

Contributing evidence of a firming economy was the October employment report released on November 6, 2015, showing an estimated rise in non-farm payrolls of 271,000 against market expectations for a rise of 185,000. On December 16th, the Federal Reserve in turn came through with a widely expected 0.25% increase in the Federal Funds rate.

The fourth quarter of 2015 closed out with a contracting manufacturing sector and low growth for the quarter of 0.7% on an annualized basis. The combination of lower energy prices and a strong U.S. dollar were a particularly toxic combination for U.S. corporate earnings. Though the S&P 500 Index was down 1.58% for December 2015, it finished the full quarter up 7.04%.

An aggressive sell-off of growth assets during the first two weeks of 2016 was attributed to conflicting messages from China’s policy makers, as well as the rapid decline in oil prices. The latter prompted concerns over deflation and damage to energy producers to outweigh the once expected windfall to energy consumers.

The relief rally in growth assets that began in the middle part of February 2016 continued for the better part of March. Providing foundation for the sharp improvement in sentiment during the second half of the quarter were sharp gains in the beaten down energy sector due to increasing oil prices, a better tone to global manufacturing data in March and continued active and verbal support from central banks. S&P 500 stocks returned 1.35% for the first quarter of 2016, boosted by a very strong 6.78% return for the month of March. The Index did similarly well, up 1.04%, buoyed by a 6.54% return for the month of March, 2016.

As the second quarter of 2016 opened, the “reflation trade” that commenced in mid-February and closed out the end of the first quarter of 2016 continued in April with growth assets broadly posting positive returns. Leading the way for the month was a near 20% gain in crude oil prices. The moniker “reflation trade” represents the inverse of the “deflation trade” in which oil prices collapsed by more than 70% over the past two years.

SPDR S&P 500 FOSSIL FUEL FREE ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)

The revised first quarter, 2016 GDP report released on May 27th showed that corporate profits declined 14% at an annualized rate over the prior two quarters. Additionally, the preliminary release of the May U.S. non-farm payrolls report showed a paltry increase of just 38,000 jobs against expectations for 160,000.

Once the unexpected “Brexit” vote result was confirmed on the morning of June 24th, stock markets reacted adversely and declined across the globe. However, by the end of June markets rallied and most domestic indices finished on a positive note for the month of June, 2016. The Index finished the second quarter of 2016 up 1.87%.

On an individual security level, the top positive contributors to the Fund’s performance were Amazon.com, Inc., Johnson & Johnson, and Microsoft Corporation. The top negative contributors to the Fund’s performance were Citigroup Inc., Gilead Sciences, Inc., and Apple Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P 500 FOSSIL FUEL FREE ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/30/15, 12/1/15, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P 500 Fossil Fuel Free ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) was 0.25%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	S&P 500 FOSSIL FUEL FREE INDEX*	NET ASSET VALUE	MARKET VALUE	S&P 500 FOSSIL FUEL FREE INDEX*
SINCE INCEPTION (1)	1.48%	1.49%	1.61%	N/A	N/A	N/A

(1)	For the period November 30, 2015 to June 30, 2016.
*	SSGA Funds Management, Inc. has contractually agreed to limit its management fee to the extent necessary to limit annual operating expenses to 0.20% until October 31, 2016.

SPDR S&P 500 FOSSIL FUEL FREE ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

SPDR S&P 500 FOSSIL FUEL FREE ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	APPLE, INC.	MICROSOFT CORP.	JOHNSON & JOHNSON	GENERAL ELECTRIC CO.	AMAZON.COM, INC.
MARKET VALUE	$3,067,804	2,356,737	1,953,415	1,693,718	1,619,448
% OF NET ASSETS	3.1	2.3	2.0	1.7	1.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Pharmaceuticals	6.2%
Banks	5.5
Internet Software & Services	4.4
Software	4.4
IT Services	3.9
Technology Hardware, Storage & Peripherals	3.8
Real Estate Investment Trusts (REITs)	3.4
Biotechnology	3.1
Diversified Telecommunication Services	3.1
Health Care Providers & Services	3.0
Semiconductors & Semiconductor Equipment	3.0
Media	2.9
Industrial Conglomerates	2.8
Insurance	2.8
Specialty Retail	2.8
Aerospace & Defense	2.7
Health Care Equipment & Supplies	2.6
Beverages	2.5
Food & Staples Retailing	2.5
Diversified Financial Services	2.3
Internet & Catalog Retail	2.3
Household Products	2.2
Chemicals	2.1
Food Products	2.0
Tobacco	2.0
Capital Markets	1.9
Electric Utilities	1.8
Hotels, Restaurants & Leisure	1.8
Machinery	1.3
Energy Equipment & Services	1.2
Multi-Utilities	1.2
Communications Equipment	1.1
Oil, Gas & Consumable Fuels	1.0
Textiles, Apparel & Luxury Goods	0.9
Air Freight & Logistics	0.8
Consumer Finance	0.8
Road & Rail	0.8
Multiline Retail	0.7
Automobiles	0.6
Electrical Equipment	0.6
Life Sciences Tools & Services	0.6
Airlines	0.5
Commercial Services & Supplies	0.5
Household Durables	0.5
Electronic Equipment, Instruments & Components	0.4
Auto Components	0.3
Containers & Packaging	0.3
Metals & Mining	0.3
Professional Services	0.3
Construction Materials	0.2
Trading Companies & Distributors	0.2
Building Products	0.1
Construction & Engineering	0.1
Distributors	0.1
Health Care Technology	0.1
Independent Power Producers & Energy Traders	0.1
Leisure Equipment & Products	0.1
Personal Products	0.1
Water Utilities	0.1
Diversified Consumer Services	0.0	**
Gas Utilities	0.0	**
Real Estate Management & Development	0.0	**
Short-Term Investment	0.2
Other Assets in Excess of Liabilities	0.1
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Amount shown represents less than 0.05% of net assets.

SPDR RUSSELL SMALL CAP COMPLETENESS ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR Russell Small Cap Completeness ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of mid to small capitalization, exchange-traded U.S. equity securities. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was –5.21%, and the total return for the Russell Small Cap Completeness Index (the “Index”) was –5.22%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Management fees, cash drag and cumulative effects of security mis-weights contributed to the difference between the Fund’s performance and that of the Index.

The Reporting Period got off to a rough start as global markets entered the second half of 2015 nervously with clouds of uncertainty surrounding the possibility of a Greek exit from the Eurozone and a sudden free fall in China’s stock market. The Index ended the third quarter of 2015 down 10.47%.

By the end of the third quarter of 2015, the Greek drama had been largely resolved with Greece agreeing to a new, more austere bailout agreement with creditors, while continued volatility in China’s equity markets and growing concerns surrounding emerging market growth prospects more generally led to a broad selloff of global equities in August and September, of 2015.

After being battered to close the third quarter of 2015 on a rapidly deteriorating global growth outlook, global equity markets found their footing in October to open the fourth quarter of 2015. The shift in market sentiment was aided by new policy commitments from global central banks to provide additional stimulus to combat the effects of a slowing global economy.

Contributing evidence of a firming economy was the October employment report released on November 6, 2015, showing an estimated rise in non-farm payrolls of 271,000 against market expectations for a rise of 185,000. On December 16th, the Federal Reserve in turn came through with a widely expected 0.25% increase in the Federal Funds rate.

The fourth quarter of 2015 closed out with a contracting manufacturing sector and low growth for the quarter of 0.7% on an annualized basis. The combination of lower energy prices and a strong U.S. dollar were a particularly toxic combination for U.S. corporate earnings. Though Index stocks were down 4.02% for December 2015, they finished the full quarter up 3.00%.

An aggressive sell-off of growth assets during the first two weeks of 2016 was attributed to conflicting messages from China’s policy makers as well as the rapid decline in oil prices. The latter prompted concerns over deflation and damage to energy producers to outweigh the once expected windfall to energy consumers.

The relief rally in growth assets that began in the middle part of February of 2016 continued for the better part of March. Providing foundation for the sharp improvement in sentiment during the second half of the quarter were sharp gains in the beaten down energy sector due to increasing oil prices, a better tone to global manufacturing data in March and continued active and verbal support from central banks. Index stocks were down 0.70% for the first quarter of 2016, boosted by a very strong 8.29% return for the month of March.

The “reflation trade” that commenced in mid-February and closed out the end of the first quarter of 2016 continued in April with growth assets broadly posting positive returns. Leading the way for the month was a near 20% gain in crude oil prices. The moniker “reflation trade” represents the inverse of the “deflation trade” in which oil prices collapsed by more than 70% over the past two years.

SPDR RUSSELL SMALL CAP COMPLETENESS ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The revised first quarter of 2016 GDP report released on May 27th showed that corporate profits declined 14% at an annualized rate over the prior two quarters. Additionally, the preliminary release of the May U.S. non-farm payrolls report showed a paltry increase of just 38,000 jobs against expectations for 160,000.

Once the unexpected “Brexit” vote result was confirmed on the morning of June 24th, stock markets reacted adversely and declined across the globe. However, by the end of June markets rallied and most domestic indices finished on a positive note for the month of June. The Index finished the second quarter of 2016 up 3.50%.

On an individual security level, the top positive contributors to the Fund’s performance were Facebook, Inc. Class A, Activision Blizzard, Inc., and Digital Realty Trust, Inc. The top negative contributors to the Fund’s performance were Cheniere Energy, Inc., SunEdison, Inc., and BioMarin Pharmaceutical Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR RUSSELL SMALL CAP COMPLETENESS ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Russell Small Cap Completeness ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.10%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN				AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	DOW JONES U.S. MID-CAP TOTAL STOCK MARKET INDEX	RUSSELL SMALL CAP COMPLETENESS INDEX*	NET ASSET VALUE	MARKET VALUE	DOW JONES U.S. MID-CAP TOTAL STOCK MARKET INDEX	RUSSELL SMALL CAP COMPLETENESS INDEX*
ONE YEAR	–5.20%	–5.38%	0.05%	–5.22%	–5.20%	–5.38%	0.05%	–5.22%
THREE YEARS (1)	27.36%	27.14%	37.50%	28.06%	8.39%	8.33%	11.20%	8.59%
FIVE YEARS (1)	56.32%	56.06%	69.45%	56.24%	9.35%	9.31%	11.12%	9.33%
TEN YEARS (1)	116.34%	116.37%	135.91%	103.09%	8.02%	8.02%	8.96%	7.34%

(1)	Effective July 9, 2013, the Fund changed its benchmark index from the Dow Jones U.S. Mid-Cap Total Stock Market Index to the Russell Small Cap Completeness Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to July 9, 2013.
*	The Russell Small Cap Completeness Index measures the performance of the Russell 3000 Index companies excluding S&P 500 constituents. The Index is constructed to provide a comprehensive and unbiased barometer of the extended broad market beyond the S&P 500 exposure.

SPDR RUSSELL SMALL CAP COMPLETENESS ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

(1)	Effective July 9, 2013, the Fund changed its benchmark index from the Dow Jones U.S. Mid-Cap Total Stock Market Index to the Russell Small Cap Completeness Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to July 9, 2013.
(2)	Index returns represent the Fund’s prior benchmark index from June 30, 2006 through July 8, 2013 and the Russell Small Cap Completeness Index from July 9, 2013 through June 30, 2016.

SPDR RUSSELL SMALL CAP COMPLETENESS ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	CHARTER COMMUNICATIONS, INC. CLASS A	TESLA MOTORS, INC.	LINKEDIN CORP. CLASS A	LAS VEGAS SANDS CORP.	SBA COMMUNICATIONS CORP. CLASS A
MARKET VALUE	$431,703	431,538	320,356	311,252	302,891
% OF NET ASSETS	0.6	0.6	0.5	0.4	0.4

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Real Estate Investment Trusts (REITs)	11.1%
Banks	5.8
Software	4.5
Insurance	4.2
Biotechnology	3.9
Media	3.9
Hotels, Restaurants & Leisure	3.5
IT Services	3.3
Machinery	3.3
Health Care Equipment & Supplies	3.0
Internet Software & Services	2.7
Electronic Equipment, Instruments & Components	2.6
Oil, Gas & Consumable Fuels	2.6
Chemicals	2.5
Health Care Providers & Services	2.1
Semiconductors & Semiconductor Equipment	2.1
Food Products	2.0
Specialty Retail	1.9
Commercial Services & Supplies	1.6
Aerospace & Defense	1.5
Capital Markets	1.5
Communications Equipment	1.4
Electric Utilities	1.4
Gas Utilities	1.3
Life Sciences Tools & Services	1.2
Metals & Mining	1.2
Building Products	1.1
Energy Equipment & Services	1.1
Household Durables	1.1
Containers & Packaging	1.0
Thrifts & Mortgage Finance	1.0
Pharmaceuticals	0.9
Professional Services	0.9
Textiles, Apparel & Luxury Goods	0.9
Trading Companies & Distributors	0.9
Auto Components	0.8
Diversified Financial Services	0.8
Diversified Telecommunication Services	0.8
Internet & Catalog Retail	0.8
Automobiles	0.7
Construction & Engineering	0.7
Diversified Consumer Services	0.7
Food & Staples Retailing	0.7
Road & Rail	0.7
Consumer Finance	0.6
Health Care Technology	0.6
Real Estate Management & Development	0.6
Electrical Equipment	0.5
Multi-Utilities	0.5
Personal Products	0.5
Wireless Telecommunication Services	0.5
Airlines	0.4
Independent Power Producers & Energy Traders	0.4
Leisure Equipment & Products	0.4
Technology Hardware, Storage & Peripherals	0.4
Household Products	0.3
Paper & Forest Products	0.3
Water Utilities	0.3
Air Freight & Logistics	0.2
Construction Materials	0.2
Distributors	0.2
Industrial Conglomerates	0.2
Multiline Retail	0.2
Transportation Infrastructure	0.2
Beverages	0.1
Marine	0.1
Tobacco	0.1
Short-Term Investments	18.0
Liabilities in Excess of Other Assets	(17.5)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P 400 MID CAP GROWTH ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P 400 Mid Cap Growth ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of medium capitalization, exchange-traded U.S. equity securities exhibiting “growth” characteristics. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 1.07%, and the total return for the S&P MidCap 400 Growth Index (the “Index”) was 1.17%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Management fees, cash drag and cumulative effects of security misweights contributed to the difference between the Fund’s performance and that of the Index.

The Reporting Period got off to a rough start as global markets entered the second half of 2015 nervously with clouds of uncertainty surrounding the possibility of a Greek exit from the Eurozone and a sudden free fall in China’s stock market. The S&P 400 Index ended the third quarter of 2015 down 8.50% with the Index weathering the economic conditions better falling 6.95%.

By the end of the third quarter of 2015, the Greek drama had been largely resolved with Greece agreeing to a new, more austere bailout agreement with creditors, while continued volatility in China’s equity markets and growing concerns surrounding emerging market growth prospects more generally led to a broad selloff of global equities in August and September of 2015.

After being battered to close the third quarter of 2015 on a rapidly deteriorating global growth outlook, global equity markets found their footing in October to open the fourth quarter of 2015. The shift in market sentiment was aided by new policy commitments from global central banks to provide additional stimulus to combat the effects of a slowing global economy.

Contributing evidence of a firming economy was the October employment report released on November 6, 2015, showing an estimated rise in non-farm payrolls of 271,000 against market expectations for a rise of 185,000. On December 16th, the Federal Reserve in turn came through with a widely expected 0.25% increase in the Federal Funds rate.

The fourth quarter of 2015 closed out with a contracting manufacturing sector and low growth for the quarter of 0.7% on an annualized basis. The combination of lower energy prices and a strong U.S. dollar were a particularly toxic combination for U.S. corporate earnings. Though the Index was down 3.36% for December 2015, it finished the full quarter up 2.91%.

An aggressive sell-off of growth assets during the first two weeks of 2016 was attributed to conflicting messages from China’s policy makers as well as the rapid decline in oil prices. The latter prompted concerns over deflation and damage to energy producers to outweigh the once expected windfall to energy consumers.

The relief rally in growth assets that began in the middle part of February of 2016 continued for the better part of March. Providing foundation for the sharp improvement in sentiment during the second half of the quarter were sharp gains in the beaten down energy sector due to increasing oil prices, a better tone to global manufacturing data in March and continued active and verbal support from central banks. S&P 400 MidCap stocks returned 3.78% for the first quarter of 2016, boosted by a very strong 8.52% return for the month of March. The Index did not fare as well as the broad S&P 400 Mid Cap Index for the quarter, up 1.24%, boosted by a 6.88% return for the month of March, 2016.

The “reflation trade” that commenced in mid-February and closed out the end of the first quarter of 2016 continued in April with growth assets broadly posting positive returns. Leading the way for the month was

SPDR S&P 400 MID CAP GROWTH ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)

a near 20% gain in crude oil prices. The moniker “reflation trade” represents the inverse of the “deflation trade” in which oil prices collapsed by more than 70% over the past two years.

The revised first quarter of 2016 GDP report released on May 27th showed that corporate profits declined 14% at an annualized rate over the prior two quarters. Additionally, the preliminary release of the May U.S. non-farm payrolls report showed a paltry increase of just 38,000 jobs against expectations for 160,000.

Once the unexpected “Brexit” vote result was confirmed on the morning of June 24th, stock markets reacted adversely and declined across the globe. However, by the end of June markets rallied and most domestic indices finished on a positive note for the month of June. The Index finished the second quarter of 2016 up 4.35%.

On an individual security level, the top positive contributors to the Fund’s performance were Global Payments Inc., Regency Centers Corporation, and IDEXX Laboratories, Inc. The top negative contributors to the Fund’s performance were Polaris Industries Inc., SunEdison, Inc., and Jones Lang LaSalle Incorporated.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P 400 MID CAP GROWTH ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P 400 Mid Cap Growth ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.15%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	S&P MIDCAP 400 GROWTH INDEX*	NET ASSET VALUE	MARKET VALUE	S&P MIDCAP 400 GROWTH INDEX*
ONE YEAR	1.07%	1.07%	1.17%	1.07%	1.07%	1.17%
THREE YEARS	35.35%	35.27%	35.92%	10.62%	10.60%	10.77%
FIVE YEARS	60.34%	60.63%	61.55%	9.90%	9.94%	10.06%
TEN YEARS (1)	143.41%	144.37%	143.07%	9.30%	9.35%	9.29%

(1)	Effective December 17, 2010, the Fund changed its benchmark index from the Dow Jones U.S. Mid-Cap Growth Total Stock Market Index to the S&P MidCap 400 Growth Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.
*	The S&P MidCap 400 Growth Index measures the performance of the mid-capitalization growth sector in the U.S. equity market.

SPDR S&P 400 MID CAP GROWTH ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

(1)	Effective December 17, 2010, the Fund changed its benchmark index from the Dow Jones U.S. Mid-Cap Growth Total Stock Market Index to the S&P MidCap 400 Growth Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.
(2)	Index returns represent the Fund’s prior benchmark index from June 30, 2006 through December 16, 2010 and the S&P MidCap 400 Growth Index from December 17, 2010 through June 30, 2016.

SPDR S&P 400 MID CAP GROWTH ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	METTLER-TOLEDO INTERNATIONAL, INC.	RESMED, INC.	CDK GLOBAL, INC.	IDEXX LABORATORIES, INC.	WHITEWAVE FOODS CO.
MARKET VALUE	$4,889,928	4,446,776	4,320,562	4,166,535	4,163,578
% OF NET ASSETS	1.4	1.3	1.3	1.2	1.2

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Real Estate Investment Trusts (REITs)	13.6%
Software	8.6
Health Care Equipment & Supplies	7.3
IT Services	5.6
Banks	5.1
Food Products	4.4
Hotels, Restaurants & Leisure	4.2
Diversified Financial Services	3.5
Machinery	3.3
Life Sciences Tools & Services	3.1
Chemicals	2.9
Health Care Providers & Services	2.9
Household Durables	2.8
Electronic Equipment, Instruments & Components	2.4
Capital Markets	2.2
Insurance	2.0
Semiconductors & Semiconductor Equipment	1.8
Building Products	1.7
Communications Equipment	1.7
Containers & Packaging	1.5
Textiles, Apparel & Luxury Goods	1.5
Media	1.4
Commercial Services & Supplies	1.2
Aerospace & Defense	1.1
Gas Utilities	1.1
Leisure Equipment & Products	1.1
Food & Staples Retailing	1.0
Internet Software & Services	1.0
Pharmaceuticals	1.0
Real Estate Management & Development	0.9
Airlines	0.8
Biotechnology	0.7
Diversified Consumer Services	0.7
Distributors	0.6
Construction Materials	0.5
Specialty Retail	0.5
Water Utilities	0.5
Auto Components	0.4
Trading Companies & Distributors	0.4
Electric Utilities	0.3
Electrical Equipment	0.3
Personal Products	0.3
Professional Services	0.3
Road & Rail	0.3
Automobiles	0.2
Beverages	0.2
Household Products	0.2
Metals & Mining	0.2
Paper & Forest Products	0.2
Thrifts & Mortgage Finance	0.2
Construction & Engineering	0.1
Health Care Technology	0.1
Short-Term Investments	9.1
Liabilities in Excess of Other Assets	(9.0)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P 400 MID CAP VALUE ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P 400 Mid Cap Value ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of medium capitalization exchange-traded U.S. equity securities exhibiting “value” characteristics. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 1.13%, and the total return for the S&P MidCap 400 Value Index (the “Index”) was 1.28%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Management fees, cash drag and cumulative effects of security misweights contributed to the difference between the Fund’s performance and that of the Index.

The Reporting Period got off to a rough start as global markets entered the second half of 2015 nervously with clouds of uncertainty surrounding the possibility of a Greek exit from the Eurozone and a sudden free fall in China’s stock market. S&P 400 MidCap stocks ended the third quarter of 2015 down 8.50% with the Index falling 10.13%.

By the end of the third quarter of 2015, the Greek drama had been largely resolved with Greece agreeing to a new, more austere bailout agreement with creditors, while continued volatility in China’s equity markets and growing concerns surrounding emerging market growth prospects more generally led to a broad selloff of global equities in August and September of 2015.

After being battered to close the third quarter of 2015 on a rapidly deteriorating global growth outlook, global equity markets found their footing in October to open the fourth quarter of 2015. The shift in market sentiment was aided by new policy commitments from global central banks to provide additional stimulus to combat the effects of a slowing global economy.

Contributing evidence of a firming economy was the October employment report released on November 6, 2015, showing an estimated rise in non-farm payrolls of 271,000 against market expectations for a rise of 185,000. On December 16th, the Federal Reserve in turn came through with a widely expected 0.25% increase in the Federal Funds rate.

The fourth quarter of 2015 closed out with a contracting manufacturing sector and low growth for the quarter of 0.7% on an annualized basis. The combination of lower energy prices and a strong U.S. dollar were a particularly toxic combination for U.S. corporate earnings. Though the Index was down 5.10% for December 2015, it finished the full quarter up 2.21%.

An aggressive sell-off of growth assets during the first two weeks of 2016 was attributed to conflicting messages from China’s policy makers as well as the rapid decline in oil prices. The latter prompted concerns over deflation and damage to energy producers to outweigh the once expected windfall to energy consumers.

The relief rally in growth assets that began in the middle part of February of 2016 continued for the better part of March. Providing foundation for the sharp improvement in sentiment during the second half of the quarter were sharp gains in the beaten down energy sector due to increasing oil prices, a better tone to global manufacturing data in March and continued active and verbal support from central banks. S&P 400 MidCap stocks returned 3.78% for the first quarter of 2016, boosted by a very strong 8.52% return for the month of March. The Index did particularly well for the quarter, up 6.36%, buoyed by a 10.13% return for the month of March, 2016.

The “reflation trade” that commenced in mid-February and closed out the end of the first quarter of 2016 continued in April with growth assets broadly posting positive returns. Leading the way for the month was

SPDR S&P 400 MID CAP VALUE ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)

a near 20% gain in crude oil prices. The moniker “reflation trade” represents the inverse of the “deflation trade” in which oil prices collapsed by more than 70% over the past two years.

The revised first quarter of 2016 GDP report released on May 27th showed that corporate profits declined 14% at an annualized rate over the prior two quarters. Additionally, the preliminary release of the May U.S. non-farm payrolls report showed a paltry increase of just 38,000 jobs against expectations for 160,000.

Once the unexpected “Brexit” vote result was confirmed on the morning of June 24th, stock markets reacted adversely and declined across the globe. However, by the end of June markets rallied and most domestic indices finished on a positive note for the month of June. The Index finished the second quarter of 2016 up 3.67%.

On an individual security level, the top positive contributors to the Fund’s performance were Westar Energy, Inc., Albemarle Corporation, and Alliant Energy Corporation. The top negative contributors to the Fund’s performance were HollyFrontier Corporation, SunEdison, Inc., and Community Health Systems, Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P 400 MID CAP VALUE ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P 400 Mid Cap Value ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.15%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	S&P MIDCAP 400 VALUE INDEX*	NET ASSET VALUE	MARKET VALUE	S&P MIDCAP 400 VALUE INDEX*
ONE YEAR	1.13%	1.18%	1.28%	1.13%	1.18%	1.28%
THREE YEARS	32.73%	32.56%	33.56%	9.90%	9.85%	10.12%
FIVE YEARS	66.42%	66.56%	68.19%	10.72%	10.74%	10.95%
TEN YEARS (1)	100.42%	100.95%	110.89%	7.20%	7.23%	7.75%

(1)	Effective December 17, 2010, the Fund changed its benchmark index from the Dow Jones U.S. Mid-Cap Value Total Stock Market Index to the S&P MidCap 400 Value Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.
*	The S&P MidCap 400 Value Index measures the performance of the mid-capitalization value sector in the U.S. equity market.

SPDR S&P 400 MID CAP VALUE ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

(1)	Effective December 17, 2010, the Fund changed its benchmark index from the Dow Jones U.S. Mid-Cap Value Total Stock Market Index to the S&P MidCap 400 Value Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.
(2)	Index returns represent the Fund’s prior benchmark index from June 30, 2006 through December 16, 2010 and the S&P MidCap 400 Value Index from December 17, 2010 through June 30, 2016.

SPDR S&P 400 MID CAP VALUE ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	ALLEGHANY CORP.	WESTAR ENERGY, INC.	UGI CORP.	EVEREST RE GROUP, LTD.	NEW YORK COMMUNITY BANCORP, INC.
MARKET VALUE	$2,270,315	2,125,026	2,090,867	2,069,651	1,953,602
% OF NET ASSETS	1.1	1.0	1.0	1.0	0.9

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Real Estate Investment Trusts (REITs)	10.1%
Insurance	7.6
Banks	6.1
Electronic Equipment, Instruments & Components	5.6
Machinery	5.3
Gas Utilities	4.1
Oil, Gas & Consumable Fuels	4.0
Electric Utilities	3.6
Specialty Retail	3.6
Metals & Mining	3.4
Chemicals	3.0
Aerospace & Defense	2.9
Energy Equipment & Services	2.9
IT Services	2.0
Semiconductors & Semiconductor Equipment	2.0
Food Products	1.9
Commercial Services & Supplies	1.8
Construction & Engineering	1.8
Containers & Packaging	1.8
Media	1.8
Health Care Providers & Services	1.7
Multi-Utilities	1.6
Capital Markets	1.4
Health Care Equipment & Supplies	1.4
Road & Rail	1.2
Technology Hardware, Storage & Peripherals	1.2
Communications Equipment	1.1
Thrifts & Mortgage Finance	1.1
Trading Companies & Distributors	1.1
Hotels, Restaurants & Leisure	1.0
Software	1.0
Industrial Conglomerates	0.9
Household Durables	0.8
Professional Services	0.8
Electrical Equipment	0.7
Food & Staples Retailing	0.7
Diversified Consumer Services	0.6
Leisure Equipment & Products	0.6
Multiline Retail	0.6
Personal Products	0.6
Textiles, Apparel & Luxury Goods	0.6
Auto Components	0.4
Life Sciences Tools & Services	0.4
Marine	0.4
Paper & Forest Products	0.4
Wireless Telecommunication Services	0.4
Consumer Finance	0.3
Water Utilities	0.3
Automobiles	0.2
Health Care Technology	0.2
Household Products	0.2
Internet & Catalog Retail	0.2
Internet Software & Services	0.2
Beverages	0.1
Independent Power Producers & Energy Traders	0.1
Pharmaceuticals	0.1
Short-Term Investments	5.7
Liabilities in Excess of Other Assets	(5.6)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P 600 SMALL CAP ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P 600 Small Cap ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of small capitalization, exchange-traded U.S. equity securities. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was –0.10%, and the total return for the S&P SmallCap 600 Index (the “Index”) was –0.03%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Management fees, cash drag and cumulative effects of security mis-weights contributed to the difference between the Fund’s performance and that of the Index.

The Reporting Period got off to a rough start as global markets entered the second half of 2015 nervously with clouds of uncertainty surrounding the possibility of a Greek exit from the Eurozone and a sudden free fall in China’s stock market. The Index ended the third quarter of 2015 down 9.27%.

By the end of the third quarter of 2015, the Greek drama had been largely resolved with Greece agreeing to a new, more austere bailout agreement with creditors, while continued volatility in China’s equity markets and growing concerns surrounding emerging market growth prospects more generally led to a broad selloff of global equities in August and September of 2015.

After being battered to close the third quarter of 2015 on a rapidly deteriorating global growth outlook, global equity markets found their footing in October to open the fourth quarter of 2015. The shift in market sentiment was aided by new policy commitments from global central banks to provide additional stimulus to combat the effects of a slowing global economy.

Contributing evidence of a firming economy was the October employment report released on November 6, 2015, showing an estimated rise in non-farm payrolls of 271,000 against market expectations for a rise of 185,000. On December 16th, the Federal Reserve in turn came through with a widely expected 0.25% increase in the Federal Funds rate.

The fourth quarter of 2015 closed out with a contracting manufacturing sector and low growth for the quarter of 0.7% on an annualized basis. The combination of lower energy prices and a strong U.S. dollar were a particularly toxic combination for U.S. corporate earnings. Though the Index was down 4.79% for December 2015, it finished the full quarter up 3.72%.

An aggressive sell-off of growth assets during the first two weeks of 2016 was attributed to conflicting messages from China’s policy makers as well as the rapid decline in oil prices. The latter prompted concerns over deflation and damage to energy producers to outweigh the once expected windfall to energy consumers.

The relief rally in growth assets that began in the middle part of February of 2016 continued for the better part of March. Providing foundation for the sharp improvement in sentiment during the second half of the quarter were sharp gains in the beaten down energy sector due to increasing oil prices, a better tone to global manufacturing data in March and continued active and verbal support from central banks. The Index returned 2.66% for the first quarter of 2016, boosted by a very strong 8.20% return for the month of March.

The “reflation trade” that commenced in mid-February and closed out the end of the first quarter of 2016 continued in April with growth assets broadly posting positive returns. Leading the way for the month was a near 20% gain in crude oil prices. The moniker “reflation trade” represents the inverse of the “deflation trade” in which oil prices collapsed by more than 70% over the past two years.

SPDR S&P 600 SMALL CAP ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)

The revised first quarter of 2016 GDP report released on May 27th showed that corporate profits declined 14% at an annualized rate over the prior two quarters. Additionally, the preliminary release of the May U.S. non-farm payrolls report showed a paltry increase of just 38,000 jobs against expectations for 160,000.

Once the unexpected “Brexit” vote result was confirmed on the morning of June 24th, stock markets reacted adversely and declined across the globe. However, by the end of June markets rallied and most domestic indices finished on a positive note for the month of June. The Index finished the second quarter of 2016 up 3.55%.

On an individual security level, the top positive contributors to the Fund’s performance were Piedmont Natural Gas Company, Inc., Heartland Payment Systems, Inc., and Southwest Gas Corporation. The top negative contributors to the Fund’s performance were Bristow Group Inc., PRA Group Inc, and Tailored Brands, Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P 600 SMALL CAP ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P 600 Small Cap ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.15%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	S&P SMALLCAP 600 INDEX*	NET ASSET VALUE	MARKET VALUE	S&P SMALLCAP 600 INDEX*
ONE YEAR	–0.10%	–0.08%	–0.03%	–0.10%	–0.08%	–0.03%
THREE YEARS	33.31%	33.36%	33.93%	10.06%	10.07%	10.23%
FIVE YEARS	68.86%	68.89%	70.05%	11.05%	11.05%	11.20%
TEN YEARS (1)	124.78%	125.79%	113.06%	8.44%	8.48%	7.86%

(1)	Effective December 17, 2010, the Fund changed its benchmark index from the Dow Jones U.S. Small-Cap Total Stock Market Index to the S&P SmallCap 600 Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.
*	The S&P Small Cap 600 Index measures the performance of the small-capitalization sector in the U.S. equity market.

SPDR S&P 600 SMALL CAP ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

(1)	Effective December 17, 2010, the Fund changed its benchmark index from the Dow Jones U.S. Small-Cap Total Stock Market Index to the S&P SmallCap 600 Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.
(2)	Index returns represent the Fund’s prior benchmark index from June 30, 2006 through December 16, 2010 and the S&P SmallCap 600 Index from December 17, 2010 through June 30, 2016.

SPDR S&P 600 SMALL CAP ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	PIEDMONT NATURAL GAS CO., INC.	SPIRE, INC.	BLACKBAUD, INC.	TAKE-TWO INTERACTIVE SOFTWARE, INC.	NORTHWESTERN CORP.
MARKET VALUE	$3,489,786	2,319,089	2,313,896	2,306,522	2,177,681
% OF NET ASSETS	0.8	0.5	0.5	0.5	0.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Banks	9.3%
Real Estate Investment Trusts (REITs)	6.9
Health Care Equipment & Supplies	4.5
Electronic Equipment, Instruments & Components	4.4
Machinery	4.4
Specialty Retail	4.0
Health Care Providers & Services	3.7
Commercial Services & Supplies	3.5
Semiconductors & Semiconductor Equipment	3.5
Hotels, Restaurants & Leisure	2.9
Insurance	2.9
Software	2.9
Chemicals	2.7
Gas Utilities	2.0
Food Products	1.9
IT Services	1.9
Professional Services	1.8
Building Products	1.7
Energy Equipment & Services	1.7
Pharmaceuticals	1.7
Textiles, Apparel & Luxury Goods	1.7
Household Durables	1.6
Aerospace & Defense	1.4
Thrifts & Mortgage Finance	1.4
Auto Components	1.3
Biotechnology	1.3
Diversified Telecommunication Services	1.3
Oil, Gas & Consumable Fuels	1.3
Capital Markets	1.2
Communications Equipment	1.2
Health Care Technology	1.1
Internet Software & Services	1.1
INDUSTRY	% OF NET ASSETS
Paper & Forest Products	1.1%
Consumer Finance	1.0
Electrical Equipment	1.0
Metals & Mining	1.0
Multi-Utilities	1.0
Construction & Engineering	0.9
Airlines	0.8
Electric Utilities	0.8
Air Freight & Logistics	0.7
Media	0.7
Road & Rail	0.7
Technology Hardware, Storage & Peripherals	0.7
Trading Companies & Distributors	0.6
Life Sciences Tools & Services	0.5
Water Utilities	0.5
Distributors	0.4
Diversified Consumer Services	0.4
Household Products	0.4
Leisure Equipment & Products	0.4
Construction Materials	0.3
Food & Staples Retailing	0.3
Internet & Catalog Retail	0.3
Real Estate Management & Development	0.3
Marine	0.2
Tobacco	0.2
Automobiles	0.1
Containers & Packaging	0.1
Multiline Retail	0.1
Personal Products	0.1
Wireless Telecommunication Services	0.1
Short-Term Investments	11.0
Liabilities in Excess of Other Assets	(10.9)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P 600 SMALL CAP GROWTH ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P 600 Small Cap Growth ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of small capitalization, exchange-traded U.S. equity securities exhibiting “growth” characteristics. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was –0.73%, and the total return for the S&P SmallCap 600 Growth Index (the “Index”) was –0.63%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Management fees, cash drag and cumulative effects of security misweights contributed to the difference between the Fund’s performance and that of the Index.

The Reporting Period got off to a rough start as global markets entered the second half of 2015 nervously with clouds of uncertainty surrounding the possibility of a Greek exit from the Eurozone and a sudden free fall in China’s stock market. The S&P 600 Index ended the third quarter of 2015 down 9.27%. The Index weathered the economic conditions better, falling 7.89% during the third quarter.

By the end of the third quarter of 2015, the Greek drama had been largely resolved with Greece agreeing to a new more austere bailout agreement with creditors, while continued volatility in China’s equity markets and growing concerns surrounding emerging market growth prospects more generally led to a broad selloff of global equities in August and September of 2015.

After being battered to close the third quarter of 2015 on a rapidly deteriorating global growth outlook, global equity markets found their footing in October to open the fourth quarter of 2015. The shift in market sentiment was aided by new policy commitments from global central banks to provide additional stimulus to combat the effects of a slowing global economy.

Contributing to evidence of a firming economy was the October employment report released on November 6, 2015, showing an estimated rise in non-farm payrolls of 271,000 against market expectations for a rise of 185,000. On December 16th, the Federal Reserve in turn came through with a widely expected 0.25% increase in the Federal Funds rate.

The fourth quarter of 2015 closed out with a contracting manufacturing sector and low growth for the quarter of 0.7% on an annualized basis. The combination of lower energy prices and a strong U.S. dollar were a particularly toxic combination for U.S. corporate earnings. Though the Index was down 4.41% for December 2015, it finished the full quarter up 3.79%.

An aggressive sell-off of growth assets during the first two weeks of 2016 was attributed to conflicting messages from China’s policy makers as well as the rapid decline in oil prices. The latter prompted concerns over deflation and damage to energy producers to outweigh the once expected windfall to energy consumers.

The relief rally in growth assets that began in the middle part of February of 2016 continued for the better part of March. Providing foundation for the sharp improvement in sentiment during the second half of the quarter were sharp gains in the beaten down energy sector due to increasing oil prices, a better tone to global manufacturing data in March and continued active and verbal support from central banks. The S&P 600 Index returned 2.66% for the first quarter of 2016, boosted by a very strong 8.20% return for the month of March. The Index did not fare as well for the quarter, up 0.38%, buoyed by a 7.08% return for the month of March of 2016.

The “reflation trade” that commenced in mid-February and closed out the end of the first quarter of 2016 continued in April with growth assets broadly posting positive returns. Leading the way for the month was

SPDR S&P 600 SMALL CAP GROWTH ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)

a near 20% gain in crude oil prices. The moniker “reflation trade” represents the inverse of the “deflation trade” in which oil prices collapsed by more than 70% over the past two years.

The revised first quarter of 2016 GDP report released on May 27th showed that corporate profits declined 14% at an annualized rate over the prior two quarters. Additionally, the preliminary release of the May U.S. non-farm payrolls report showed a paltry increase of just 38,000 jobs against expectations for 160,000.

Once the unexpected “Brexit” vote result was confirmed on the morning of June 24th, stock markets reacted adversely and declined across the globe. However, by the end of June markets rallied and most domestic indices finished on a positive note for the month of June. The Index finished the second quarter of 2016 up 3.55%.

On an individual security level, the top positive contributors to the Fund’s performance were CoreSite Realty Corporation, Heartland Payment Systems, Inc., and Piedmont Natural Gas Company, Inc. The top negative contributors to the Fund’s performance were Wolverine World Wide, Inc., Impax Laboratories, Inc., and PRA Group Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P 600 SMALL CAP GROWTH ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P 600 Small Cap Growth ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.15%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	S&P SMALLCAP 600 GROWTH INDEX*	NET ASSET VALUE	MARKET VALUE	S&P SMALLCAP 600 GROWTH INDEX*
ONE YEAR	–0.73%	–0.66%	–0.63%	–0.73%	–0.66%	–0.63%
THREE YEARS	36.19%	36.29%	36.77%	10.84%	10.87%	11.00%
FIVE YEARS	67.78%	68.01%	68.91%	10.90%	10.94%	11.05%
TEN YEARS (1)	142.11%	143.66%	128.76%	9.25%	9.31%	8.63%

(1)	Effective December 17, 2010, the Fund changed its benchmark index from the Dow Jones U.S. Small-Cap Growth Total Stock Market Index to the S&P SmallCap 600 Growth Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track different benchmark indices for periods prior to December 17, 2010.
*	The S&P SmallCap 600 Growth Index measures the performance of the small-capitalization growth sector in the U.S. equity market.

SPDR S&P 600 SMALL CAP GROWTH ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

(1)	Effective December 17, 2010, the Fund changed its benchmark index from the Dow Jones U.S. Small-Cap Growth Total Stock Market Index to the S&P SmallCap 600 Growth Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track different benchmark indices for periods prior to December 17, 2010.
(2)	Index returns represent the Fund’s prior benchmark indices from June 30, 2006 through December 16, 2010 and the S&P SmallCap 600 Growth Index from December 17, 2010 through June 30, 2016.

SPDR S&P 600 SMALL CAP GROWTH ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	PIEDMONT NATURAL GAS CO., INC.	BLACKBAUD, INC.	TAKE-TWO INTERACTIVE SOFTWARE, INC.	B&G FOODS, INC.	HEALTHCARE SERVICES GROUP, INC.
MARKET VALUE	$10,558,695	6,944,812	6,939,436	6,517,170	6,434,011
% OF NET ASSETS	1.5	1.0	1.0	1.0	0.9

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Banks	11.3%
Health Care Equipment & Supplies	7.3
Real Estate Investment Trusts (REITs)	6.5
Health Care Providers & Services	4.5
Semiconductors & Semiconductor Equipment	4.1
Software	4.0
Machinery	3.3
Commercial Services & Supplies	3.1
Building Products	3.0
Hotels, Restaurants & Leisure	3.0
Electronic Equipment, Instruments & Components	2.8
Insurance	2.8
Pharmaceuticals	2.8
Professional Services	2.5
Biotechnology	2.3
Specialty Retail	2.2
Food Products	2.1
IT Services	2.1
Household Durables	1.8
Auto Components	1.7
Internet Software & Services	1.7
Capital Markets	1.6
Chemicals	1.6
Health Care Technology	1.6
Diversified Telecommunication Services	1.5
Gas Utilities	1.5
Oil, Gas & Consumable Fuels	1.4
Construction & Engineering	1.3
Airlines	1.2
Textiles, Apparel & Luxury Goods	1.1
Thrifts & Mortgage Finance	1.1
Aerospace & Defense	1.0
Technology Hardware, Storage & Peripherals	1.0
Life Sciences Tools & Services	0.9
Communications Equipment	0.7
Construction Materials	0.7
Paper & Forest Products	0.7
Energy Equipment & Services	0.6
Leisure Equipment & Products	0.6
Electrical Equipment	0.5
Household Products	0.5
Metals & Mining	0.5
Distributors	0.4
Internet & Catalog Retail	0.4
Marine	0.4
Real Estate Management & Development	0.4
Road & Rail	0.4
Water Utilities	0.4
Air Freight & Logistics	0.3
Media	0.3
Consumer Finance	0.2
Automobiles	0.1
Personal Products	0.0 **
Short-Term Investments	12.7
Liabilities in Excess of Other Assets	(12.5)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Amount shown represents less than 0.05% of net assets.

SPDR S&P 600 SMALL CAP VALUE ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P 600 Small Cap Value ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of small capitalization, exchange-traded U.S. equity securities exhibiting “value” characteristics. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 0.56%, and the total return for the S&P SmallCap 600 Value Index (the “Index”) was 0.72%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Management fees, cash drag and cumulative effects of security misweights contributed to the difference between the Fund’s performance and that of the Index.

The Reporting Period got off to a rough start as global markets entered the second half of 2015 nervously with clouds of uncertainty surrounding the possibility of a Greek exit from the Eurozone and a sudden free fall in China’s stock market. The S&P 600 Index ended the third quarter of 2015 down 9.27%, with the Index impacted more adversely, falling 10.70% during the third quarter.

By the end of the third quarter of 2015, the Greek drama had been largely resolved with Greece agreeing to a new more austere bailout agreement with creditors, while continued volatility in China’s equity markets and growing concerns surrounding emerging market growth prospects more generally led to a broad selloff of global equities in August and September of 2015.

After being battered to close the third quarter of 2015 on a rapidly deteriorating global growth outlook, global equity markets found their footing in October to open the fourth quarter of 2015. The shift in market sentiment was aided by new policy commitments from global central banks to provide additional stimulus to combat the effects of a slowing global economy.

Contributing to evidence of a firming economy was the October employment report released on November 6, 2015, showing an estimated rise in non-farm payrolls of 271,000 against market expectations for a rise of 185,000. On December 16th, the Federal Reserve in turn came through with a widely expected 0.25% increase in the Federal Funds rate.

The fourth quarter of 2015 closed out with a contracting manufacturing sector and low growth for the quarter of 0.7% on an annualized basis. The combination of lower energy prices and a strong U.S. dollar were a particularly toxic combination for U.S. corporate earnings. Though the Index was down 5.10% for December, 2015 it finished the full quarter up 3.70%.

An aggressive sell-off of growth assets during the first two weeks of 2016 was attributed to conflicting messages from China’s policy makers as well as the rapid decline in oil prices. The latter prompted concerns over deflation and damage to energy producers to outweigh the once expected windfall to energy consumers.

The relief rally in growth assets that began in the middle part of February of 2016 continued for the better part of March. Providing foundation for the sharp improvement in sentiment during the second half of the quarter were sharp gains in the beaten down energy sector due to increasing oil prices, a better tone to global manufacturing data in March and continued active and verbal support from central banks. The S&P 600 Index returned 2.66% for the first quarter of 2016, boosted by a very strong 8.20% return for the month of March. The Index fared better returning 5.19% for the quarter boosted by a 9.41% return for the month of March.

The “reflation trade” that commenced in mid-February and closed out the end of the first quarter of 2016 continued in April with growth assets broadly posting positive returns. Leading the way for the month was

SPDR S&P 600 SMALL CAP VALUE ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)

a near 20% gain in crude oil prices. The moniker “reflation trade” represents the inverse of the “deflation trade” in which oil prices collapsed by more than 70% over the past two years.

The revised first quarter of 2016 GDP report released on May 27th showed that corporate profits declined 14% at an annualized rate over the prior two quarters. Additionally, the preliminary release of the May U.S. non-farm payrolls report showed a paltry increase of just 38,000 jobs against expectations for 160,000.

Once the unexpected “Brexit” vote result was confirmed on the morning of June 24th, stock markets reacted adversely and declined across the globe. However, by the end of June markets rallied and most domestic indices finished on a positive note for the month of June. The Index finished the second quarter of 2016 up 3.40%.

On an individual security level, the top positive contributors to the Fund’s performance were Southwest Gas Corporation, Avista Corporation, and Spire, Inc. The top negative contributors to the Fund’s performance were American Equity Investment Life Holding Company, Bristow Group Inc., and Tailored Brands, Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P 600 SMALL CAP VALUE ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P 600 Small Cap Value ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.15%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	S&P SMALLCAP 600 VALUE INDEX*	NET ASSET VALUE	MARKET VALUE	S&P SMALLCAP 600 VALUE INDEX*
ONE YEAR	0.56%	0.64%	0.72%	0.56%	0.64%	0.72%
THREE YEARS	30.18%	30.42%	31.05%	9.19%	9.26%	9.43%
FIVE YEARS	69.53%	69.82%	71.27%	11.13%	11.17%	11.36%
TEN YEARS (1)	108.82%	109.39%	98.17%	7.64%	7.67%	7.08%

(1)	Effective December 17, 2010, the Fund changed its benchmark index from the Dow Jones U.S. Small-Cap Value Total Stock Market Index to the S&P SmallCap 600 Value Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track different benchmark indices for periods prior to December 17, 2010.
*	The S&P SmallCap 600 Value Index measures the performance of the small-capitalization value sector in the U.S. equity market.

SPDR S&P 600 SMALL CAP VALUE ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

(1)	Effective December 17, 2010, the Fund changed its benchmark index from the Dow Jones U.S. Small-Cap Value Total Stock Market Index to the S&P SmallCap 600 Value Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track different benchmark indices for periods prior to December 17, 2010.
(2)	Index returns represent the Fund’s prior benchmark indices from June 30, 2006 through December 16, 2010 and the S&P SmallCap 600 Value Index from December 17, 2010 through June 30, 2016.

SPDR S&P 600 SMALL CAP VALUE ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	SPIRE, INC.	NORTH WESTERN CORP.	ALLETE, INC.	AVISTA CORP.	WINTRUST FINANCIAL CORP.
MARKET VALUE	$5,351,041	5,032,229	4,963,261	4,692,307	4,360,092
% OF NET ASSETS	1.1	1.0	1.0	0.9	0.9

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Banks	7.3%
Real Estate Investment Trusts (REITs)	7.3
Electronic Equipment, Instruments & Components	6.0
Specialty Retail	5.8
Machinery	5.7
Chemicals	3.9
Commercial Services & Supplies	3.9
Insurance	3.1
Semiconductors & Semiconductor Equipment	2.9
Energy Equipment & Services	2.8
Health Care Providers & Services	2.8
Hotels, Restaurants & Leisure	2.8
Gas Utilities	2.5
Textiles, Apparel & Luxury Goods	2.4
Multi-Utilities	1.9
Aerospace & Defense	1.8
Consumer Finance	1.8
Thrifts & Mortgage Finance	1.8
Communications Equipment	1.7
Software	1.7
Electric Utilities	1.6
Food Products	1.6
IT Services	1.6
Metals & Mining	1.6
Paper & Forest Products	1.6
Health Care Equipment & Supplies	1.5
Electrical Equipment	1.4
Household Durables	1.4
Diversified Telecommunication Services	1.2
Air Freight & Logistics	1.1
Media	1.1
Oil, Gas & Consumable Fuels	1.1
Road & Rail	1.1
Trading Companies & Distributors	1.1
Professional Services	1.0
Auto Components	0.9
Capital Markets	0.8
Diversified Consumer Services	0.8
Food & Staples Retailing	0.7
Health Care Technology	0.6
Internet Software & Services	0.6
Water Utilities	0.6
Airlines	0.5
Pharmaceuticals	0.5
Building Products	0.4
Construction & Engineering	0.4
Technology Hardware, Storage & Peripherals	0.4
Tobacco	0.4
Biotechnology	0.3
Distributors	0.3
Household Products	0.3
Multiline Retail	0.3
Internet & Catalog Retail	0.2
Leisure Equipment & Products	0.2
Personal Products	0.2
Real Estate Management & Development	0.2
Automobiles	0.1
Containers & Packaging	0.1
Wireless Telecommunication Services	0.1
Short-Term Investments	9.3
Liabilities in Excess of Other Assets	(9.1)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR GLOBAL DOW ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR Global Dow ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of multinational blue-chip issuers. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was –5.68%, and the total return for The Global Dow (the “Index”) was –5.82%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Management fees, cash drag and compounding contributed to the difference between the Fund’s performance and that of the Index.

Investors have navigated a storm of uncertainties in 2016 including softening economic growth, policy missteps in China and a vote by Britain on June 23rd to exit its 43-year membership in the European Union. The massive selloff in energy contributed to a sharp lowering of realized and anticipated global inflation, depressed yields on government debt, widened spreads on U.S. high yield bonds and, ultimately, elevated fears of an immediate global growth deceleration. Amid a combination of a still-subdued outlook for growth and inflation, expanded bond buying programs by the Bank of Japan and European Central Bank, and the uncertainty introduced by “Brexit,” investors in global markets fared poorly through the course of 2016. It is not surprising then that against this challenging global backdrop, the Fund ended the Reporting Period in negative territory.

On an individual security level, the top positive contributors to the Fund’s performance were Amazon.com, Inc., NextEra Energy, Inc., and Vestas Wind Systems A/S. The top negative contributors to the Fund’s performance were Credit Suisse Group AG, UniCredit S.p.A., and Williams Companies, Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR GLOBAL DOW ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Global Dow ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.50%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	GLOBAL DOW INDEX (2)*	NET ASSET VALUE	MARKET VALUE	GLOBAL DOW INDEX (2)*
ONE YEAR	–5.68%	–6.04%	–5.82%	–5.68%	–6.04%	–5.82%
THREE YEARS	17.23%	17.18%	17.16%	5.44%	5.43%	5.42%
FIVE YEARS	21.54%	21.32%	21.33%	3.98%	3.94%	3.94%
TEN YEARS (1)	23.20%	23.01%	N/A	2.11%	2.09%	N/A

(1)	Effective May 2, 2011, the Fund changed its benchmark index to the Global Dow Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to May 2, 2011.
(2)	The Global Dow Index inception date is November 9, 2008.
*	The Global Dow Index is made up of 150 constituents from around the world selected by an Averages Committee comprised of the managing editor of the Wall Street Journal, the head of Dow Jones Indexes research and the head of CME Group research.

SPDR GLOBAL DOW ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

(1)	Effective May 2, 2011, the Fund changed its benchmark index to the Global Dow Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to May 2, 2011.
(2)	The Global Dow Index inception date is November 9, 2008. Index returns represent the Fund’s prior benchmark index from June 30, 2006 through May 1, 2011 and the Global Dow Index from May 2, 2011 through June 30, 2016.

SPDR GLOBAL DOW ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	PETROLEO BRASILEIRO SA PREFERENCE SHARES ADR	AMAZON.COM, INC.	CHEVRON CORP.	TENCENT HOLDINGS, LTD.	NEXTERA ENERGY, INC.
MARKET VALUE	$849,364	799,348	799,119	798,334	786,573
% OF NET ASSETS	1.0	0.9	0.9	0.9	0.9

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Oil, Gas & Consumable Fuels	8.5%
Banks	8.0
Pharmaceuticals	5.5
Chemicals	4.1
Metals & Mining	3.6
Food & Staples Retailing	3.3
Electric Utilities	3.1
Internet Software & Services	3.1
Wireless Telecommunication Services	3.0
Insurance	2.9
Aerospace & Defense	2.8
Media	2.8
Technology Hardware, Storage & Peripherals	2.7
Industrial Conglomerates	2.3
Semiconductors & Semiconductor Equipment	2.3
Capital Markets	2.2
Diversified Telecommunication Services	2.2
Health Care Equipment & Supplies	2.2
Hotels, Restaurants & Leisure	2.1
IT Services	2.1
Machinery	2.1
Multi-Utilities	2.0
Automobiles	1.7
Beverages	1.6
Household Products	1.6
Software	1.6
Electrical Equipment	1.5
Internet & Catalog Retail	1.5
Air Freight & Logistics	1.4
Food Products	1.4
Health Care Providers & Services	1.4
Textiles, Apparel & Luxury Goods	1.3
Biotechnology	1.2
Communications Equipment	1.2
Household Durables	1.2
Trading Companies & Distributors	1.2
Tobacco	0.9
Airlines	0.7
Construction & Engineering	0.7
Diversified Financial Services	0.7
Energy Equipment & Services	0.7
Road & Rail	0.7
Specialty Retail	0.7
Auto Components	0.6
Building Products	0.6
Consumer Finance	0.5
Short-Term Investments	11.4
Liabilities in Excess of Other Assets	(10.9)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR DOW JONES REIT ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR Dow Jones REIT ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of publicly-traded real estate investment trusts. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 22.43%, and the total return for the Dow Jones U.S. Select REIT Index (the “Index”) was 22.85%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Expenses and cash drag contributed to the difference between the Fund’s performance and that of the Index.

Real Estate Investment Trusts (“REITs”) traded in the U.S. had a strong fiscal year and outperformed the S&P 500 Index in each of the four fiscal quarters. The outperformance was particularly noteworthy in the first fiscal quarter where the Index returned just over 3% while the S&P 500 Index was down over 6%. Non-REIT equities were challenged during this quarter by global concerns in Greece and China, but REITs seemed to have benefitted from doubt about when the Federal Reserve would begin raising rates. When the inevitable rate hikes did begin in December of 2015, REITs showed little impact, suggesting that the increase had been well anticipated. REITs struggled in early 2016 given global uncertainties and the sell-off in oil, but soon stabilized and rallied strongly as additional rate hikes appeared less imminent. For the full Reporting Period, the Index outperformed the S&P 500 Index by over 18%.

On an individual security level, the top positive contributors to the Fund’s performance were Simon Property Group, Inc., Public Storage, and Ventas, Inc. The top negative contributors to the Fund’s performance were Pebblebrook Hotel Trust, LaSalle Hotel Properties, and Host Hotels & Resorts, Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR DOW JONES REIT ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Dow Jones REIT ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.25%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	DOW JONES U.S. SELECT REIT INDEX*	NET ASSET VALUE	MARKET VALUE	DOW JONES U.S. SELECT REIT INDEX*
ONE YEAR	22.43%	22.46%	22.85%	22.43%	22.46%	22.85%
THREE YEARS	45.25%	45.21%	46.41%	13.25%	13.24%	13.55%
FIVE YEARS	76.29%	76.25%	78.63%	12.01%	12.00%	12.30%
TEN YEARS	91.25%	91.47%	94.08%	6.70%	6.71%	6.85%

*	The Dow Jones U.S. Select REIT Index is comprised of companies whose charters are the equity ownership and operation of commercial real estate and which operate under the REIT Act of 1960.

SPDR DOW JONES REIT ETF —

PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

SPDR DOW JONES REIT ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	SIMON PROPERTY GROUP, INC. REIT	PUBLIC STORAGE REIT	WELLTOWER, INC. REIT	PROLOGIS, INC. REIT	EQUITY RESIDENTIAL REIT
MARKET VALUE	$385,962,705	216,647,796	156,408,164	148,196,820	144,812,968
% OF NET ASSETS	10.1	5.7	4.1	3.9	3.8

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Retail REITS	26.3%
Residential REITS	19.5
Office REITS	14.7
Health Care REITS	12.3
Specialized REITS	12.0
Industrial REITS	6.9
Hotel & Resort REITS	5.3
Diversified REITS	2.7
Short-Term Investments	5.2
Liabilities in Excess of Other Assets	(4.9)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P BANK ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P Bank ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of publicly-traded national money centers and leading regional banks. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was –14.30%, and the total return for the S&P Banks Select Industry Index (the “Index”) was –14.09%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Cash, security misweights, transaction costs and compounding (the exponential growth of outperformance or underperformance) also contributed to the difference between the Fund’s performance and that of the Index.

Bank assets delivered negative returns in seven of the twelve months ending June 30, 2016, lagging the broader market primarily due to a combination of continued low interest rates, regulatory pressure and the fallout from the “Brexit” referendum. Despite the signs indicating a potential Federal Reserve rate hike earlier in the 12-month period, which buoyed returns of bank assets in the short term, the Federal Reserve’s refusal to raise the rate led banking assets to underperform. Higher short term rates allow banks to earn greater returns on their holdings. This negative trend was further exacerbated by the prospect of the largest U.S. banks facing more stringent requirements to maintain more equity in order to pass the Federal Reserve’s annual stress test. Bank assets ended the 12-month period down further due to the impact of the “Brexit” referendum. Banks were the biggest losers from the outcome of the referendum in response to the uncertainty surrounding the outlook for the UK’s financial services industry.

On an individual security level, the top positive contributors to the Fund’s performance were First Republic Bank, PrivateBancorp, Inc., and First Niagara Financial Group, Inc. The top negative contributors to the Fund’s performance were Radian Group Inc., MGIC Investment Corporation, and Voya Financial, Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P BANK ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Bank ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.35%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	S&P BANKS SELECT INDUSTRY INDEX (2)*	NET ASSET VALUE	MARKET VALUE	S&P BANKS SELECT INDUSTRY INDEX (2)*
ONE YEAR	–14.30%	–14.34%	–14.09%	–14.30%	–14.34%	–14.09%
THREE YEARS	11.80%	11.61%	12.89%	3.79%	3.73%	4.12%
FIVE YEARS (1)	39.20%	39.19%	N/A	6.84%	6.84%	N/A
TEN YEARS (1)	–28.30%	–28.43%	N/A	–3.27%	–3.29%	N/A

(1)	Effective October 24, 2011, the Fund changed its benchmark index to the S&P Banks Select Industry Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to October 24, 2011.
(2)	The S&P Banks Select Industry Index inception date is September 12, 2011.
*	The S&P Banks Select Industry Index is a modified equal-weighted index that seeks to reflect the performance of publicly traded companies that do business as banks or thrifts.

SPDR S&P BANK ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

(1)	Effective October 24, 2011, the Fund changed its benchmark index to the S&P Banks Select Industry Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to October 24, 2011.
(2)	The S&P Banks Select Industry Index inception date is September 12, 2011. Index returns represent the Fund’s prior benchmark index from June 30, 2006 through October 23, 2011 and the S&P Banks Select Industry Index from October 24, 2011 through June 30, 2016.

SPDR S&P BANK ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	FIRST REPUBLIC BANK	M&T BANK CORP.	BB&T CORP.	WELLS FARGO & CO.	CIT GROUP, INC.
MARKET VALUE	$53,716,415	53,293,946	52,528,596	51,879,738	51,673,235
% OF NET ASSETS	2.6	2.6	2.6	2.5	2.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Regional Banks	72.0%
Diversified Banks	15.0
Thrifts & Mortgage Finance	5.8
Asset Management & Custody Banks	4.9
Other Diversified Financial Services	2.1
Short-Term Investments	6.5
Liabilities in Excess of Other Assets	(6.3)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P CAPITAL MARKETS ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P Capital Markets ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of publicly-traded companies that do business as broker-dealers, asset managers, trust and custody banks or exchanges. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was –26.75%, and the total return for the S&P Capital Markets Select Industry Index (the “Index”) was –26.72%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Cash, security misweights, transaction costs and compounding (the exponential growth of outperformance or underperformance) also contributed to tracking differential between the Fund and Index.

The Index had a very rough start to the Reporting Period with double digit negative returns through the end of September 2015. Numerous worrisome headlines from around the globe spilled over to the U.S. stock market causing the S&P 500 Index to decline six consecutive days for a total decline of 11% through August 25th. Despite a small upturn in performance in the final quarter of 2015, the Fund finished the 12-month period down further due to the impact of the “Brexit” referendum, continued political and macroeconomic uncertainty, historically low yields and elevated market volatility.

On an individual security level, the top positive contributors to the Fund’s performance were Cohen & Steers, Inc., BlackRock, Inc., and KCG Holdings, Inc. Class A. The top negative contributors to the Fund’s performance were WisdomTree Investments, Inc., Waddell & Reed Financial, Inc. Class A, and LPL Financial Holdings Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P CAPITAL MARKETS ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Capital Markets ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.35%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	S&P CAPITAL MARKETS SELECT INDUSTRY INDEX (2)*	NET ASSET VALUE	MARKET VALUE	S&P CAPITAL MARKETS SELECT INDUSTRY INDEX (2)*
ONE YEAR	–26.75%	–26.78%	–26.72%	–26.75%	–26.78%	–26.72%
THREE YEARS	–3.63%	–3.64%	–3.12%	–1.23%	–1.23%	–1.05%
FIVE YEARS (1)	16.55%	16.52%	N/A	3.11%	3.10%	N/A
TEN YEARS (1)	–22.37%	–22.26%	N/A	–2.50%	–2.49%	N/A

(1)	Effective October 24, 2011, the Fund changed its benchmark index to the S&P Capital Markets Select Industry Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index prior to October 24, 2011.
(2)	The S&P Capital Markets Select Industry Index inception date is September 12, 2011.
*	The S&P Capital Markets Select Industry Index is a modified equal-weighted index that seeks to reflect the performance of U.S. publicly traded companies that do business as broker-dealers, asset managers, trust and custody banks or exchanges.

SPDR S&P CAPITAL MARKETS ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

(1)	Effective October 24, 2011, the Fund changed its benchmark index to the S&P Capital Markets Select Industry Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to October 24, 2011.
(2)	The S&P Capital Markets Select Industry Index inception date is September 12, 2011. Index returns represent the Fund’s prior benchmark index from June 30, 2006 through October 23, 2011 and the S&P Capital Markets Select Industry Index from October 24, 2011 through June 30, 2016.

SPDR S&P CAPITAL MARKETS ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	MORGAN STANLEY	T ROWE PRICE GROUP, INC.	EATON VANCE CORP.	GOLDMAN SACHS GROUP, INC.	FRANKLIN RESOURCES, INC.
MARKET VALUE	$2,716,157	2,671,286	2,669,796	2,648,290	2,639,233
% OF NET ASSETS	3.2	3.1	3.1	3.1	3.1

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Asset Management & Custody Banks	57.2%
Investment Banking & Brokerage	42.6
Short-Term Investments	13.1
Liabilities in Excess of Other Assets	(12.9)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P INSURANCE ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P Insurance ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of publicly-traded companies in the insurance industry. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 6.37%, and the total return for the S&P Insurance Select Industry Index (the “Index) was 6.75%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Management fees and cash drag contributed to the difference between the Fund’s performance and that of the Index.

The return of the Fund exceeded the broader U.S. market for the Reporting Period. The insurance industry was mostly shielded from economic uncertainty and geopolitical concerns that affected other U.S. equities. Generally, companies in the Index experienced positive reporting results throughout the last year, especially in the property and casualty insurance segment. The insurance business has been evolving to more of a customer-driven experience, to which some of the major players have successfully adapted, leading to solid returns.

On an individual security level, the top positive contributors to the Fund’s performance were Cincinnati Financial Corporation, StanCorp Financial Group, Inc., and Chubb Corporation. The top negative contributors to the Fund’s performance were Lincoln National Corporation, American Equity Investment Life Holding Company, and Genworth Financial, Inc. Class A.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P INSURANCE ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Insurance ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.35%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	S&P INSURANCE SELECT INDUSTRY INDEX (2)*	NET ASSET VALUE	MARKET VALUE	S&P INSURANCE SELECT INDUSTRY INDEX (2)*
ONE YEAR	6.37%	6.38%	6.75%	6.37%	6.38%	6.75%
THREE YEARS	38.51%	38.55%	40.04%	11.47%	11.48%	11.88%
FIVE YEARS (1)	86.61%	86.66%	N/A	13.29%	13.29%	N/A
TEN YEARS (1)	65.67%	65.81%	N/A	5.18%	5.19%	N/A

Past performance is not a guarantee of future results.

(1)	Effective October 24, 2011, the Fund changed its benchmark index to the S&P Insurance Select Industry Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index prior to October 24, 2011.
(2)	The S&P Insurance Select Industry Index inception date is September 12, 2011.
*	The S&P Insurance Select Industry Index is a modified equal-weighted index. It is currently comprised of leading companies active in the U.S. insurance industry that are listed on the NYSE or another U.S. national securities exchange.

SPDR S&P INSURANCE ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

(1)	Effective October 24, 2011, the Fund changed its benchmark index to the S&P Insurance Select Industry Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to October 24, 2011.
(2)	The S&P Insurance Select Industry Index inception date is September 12, 2011. Index returns represent the Fund’s prior benchmark index from June 30, 2006 through October 23, 2011 and the S&P Insurance Select Industry Index from October 24, 2011 through June 30, 2016.

SPDR S&P INSURANCE ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	CINCINNATI FINANCIAL CORP.	ALLEGHANY CORP.	AFLAC, INC.	TRAVELERS COS., INC.	CHUBB, LTD.
MARKET VALUE	$15,422,921	15,201,932	15,188,309	15,179,505	15,078,967
% OF NET ASSETS	2.6	2.6	2.6	2.6	2.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Property & Casualty Insurance	39.8%
Life & Health Insurance	22.9
Reinsurance	13.4
Insurance Brokers	12.0
Multi-line Insurance	11.8
Short-Term Investments	4.3
Liabilities in Excess of Other Assets	(4.2)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P REGIONAL BANKING ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P Regional Banking ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the regional banking segment of the U.S. banking industry. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was –11.16%, and the total return for the S&P Regional Banks Select Industry Index (the “Index”) was –10.80%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Management fees, cash drag and compounding contributed to the difference between the Fund’s performance and that of the Index.

The first quarter of 2016 was anything but reassuring as assets sold off aggressively on a mosaic of uncertainties persisting from 2015. Regional banks continued to provide support to the economy in an era of almost zero positive interest rates. While the Federal Reserve raised interest rates by 25 basis points in December 2015, the nominal increase was not sufficient to aid a strong economic recovery through the second half of 2015. Regional banks have typically benefited from rising interest rates and a strengthening economy. In the absence of both factors, it is no surprise that the Fund’s return was down in double digit negative territory for the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were Great Western Bancorp, Inc., First Republic Bank, and PrivateBancorp, Inc. The top negative contributors to the Fund’s performance were KeyCorp, SVB Financial Group, and Citizens Financial Group, Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P REGIONAL BANKING ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Regional Banking ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.35%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	S&P REGIONAL BANKS SELECT INDUSTRY INDEX (2)*	NET ASSET VALUE	MARKET VALUE	S&P REGIONAL BANKS SELECT INDUSTRY INDEX (2)*
ONE YEAR	–11.16%	–11.20%	–10.80%	–11.16%	–11.20%	–10.80%
THREE YEARS	19.70%	19.56%	21.13%	6.18%	6.14%	6.60%
FIVE YEARS (1)	65.54%	65.56%	N/A	10.61%	10.61%	N/A
TEN YEARS (1)	0.99%	1.17%	N/A	0.10%	0.12%	N/A

(1)	Effective October 24, 2011, the Fund changed its benchmark index to the S&P Regional Banks Select Industry Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index prior to October 24, 2011.
(2)	The S&P Regional Banks Select Industry Index inception date is September 12, 2011.
*	The S&P Regional Banks Select Industry Index is a modified equal-weighted index that seeks to reflect the performance of publicly traded companies that do business as regional banks or thrifts.

SPDR S&P REGIONAL BANKING ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

(1)	Effective October 24, 2011, the Fund changed its benchmark index to the S&P Regional Banks Select Industry Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to October 24, 2011.
(2)	The S&P Regional Banks Select Industry Index inception date is September 12, 2011. Index returns represent the Fund’s prior benchmark index from June 30, 2006 through October 23, 2011 and the S&P Regional Banks Select Industry Index from October 24, 2011 through June 30, 2016.

SPDR S&P REGIONAL BANKING ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	M&T BANK CORP.	BB&T CORP.	SUNTRUST BANKS, INC.	FIFTH THIRD BANCORP	CIT GROUP, INC.
MARKET VALUE	$62,255,662	61,369,241	59,861,530	58,764,654	58,106,291
% OF NET ASSETS	3.9	3.8	3.7	3.6	3.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Regional Banks	99.7%
Short-Term Investments	4.0
Liabilities in Excess of Other Assets	(3.7)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR MORGAN STANLEY TECHNOLOGY ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR Morgan Stanley Technology ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of publicly-traded electronics-based technology companies. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 5.73%, and the total return for the Morgan Stanley Technology Index (the “Index”) was 6.05%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed to the expenses of managing the Fund and slight variations between the Fund’s holdings and the Index constituents.

The Fund’s portfolio is composed of electronic-based technology companies. Over the fiscal year, the best performing industries were Internet & Catalog Retail and Internet Software & Services. The Software industry has continued to evolve as technology and customer demands change. The key trends in the Software & Services industry continued to be big data, cloud software and data protection. As the trend within the industry moves to allowing companies and individuals to store and process big data that can be accessed via cloud software over the internet, new competitors are joining the market. An example of this was the news in June 2016 that Oracle and BT are joining forces to offer cloud services. Software application companies have also done well as business and individual aspirations for becoming more efficient grow. Assets in the software and cloud business reported positive earnings and performed well during the 12-month period.

On an individual security level, the top positive contributors to the Fund’s performance were Amazon.com, Inc., Alphabet Inc. Class C, and Facebook, Inc. Class A. The top negative contributors to the Fund’s performance were Palo Alto Networks, Inc., VMware, Inc. Class A, and ServiceNow, Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR MORGAN STANLEY TECHNOLOGY ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Morgan Stanley Technology ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.35%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	MORGAN STANLEY TECHNOLOGY INDEX*	NET ASSET VALUE	MARKET VALUE	MORGAN STANLEY TECHNOLOGY INDEX*
ONE YEAR	5.73%	5.69%	6.05%	5.73%	5.69%	6.05%
THREE YEARS	46.12%	46.06%	47.96%	13.47%	13.46%	13.95%
FIVE YEARS	68.78%	68.81%	72.34%	11.04%	11.04%	11.50%
TEN YEARS	129.45%	129.01%	139.63%	8.66%	8.64%	9.13%

*	The Morgan Stanley Technology Index is composed purely of electronics-based technology companies. The Technology Index was the first listed broad-market technology barometer dedicated exclusively to the electronics-based technology industry. The Technology Index comprises companies drawn from the following technology sub-sectors: computer services; design software; server software, PC software and new media; networking and telecom equipment; server hardware, PC hardware and peripherals; specialized systems; and semiconductors.

SPDR MORGAN STANLEY TECHNOLOGY ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

SPDR MORGAN STANLEY TECHNOLOGY ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	APPLIED MATERIALS, INC.	F5 NETWORKS, INC.	LAM RESEARCH CORP.	CORNING, INC.	QUALCOMM, INC.
MARKET VALUE	$18,133,712	15,969,589	15,840,855	15,581,184	15,467,320
% OF NET ASSETS	3.7	3.3	3.2	3.2	3.2

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Software	19.2%
Semiconductors & Semiconductor Equipment	15.9
Communications Equipment	15.7
Internet Software & Services	15.7
IT Services	11.6
Technology Hardware, Storage & Peripherals	8.0
Internet & Catalog Retail	7.9
Electronic Equipment, Instruments & Components	3.2
Automobiles	2.6
Short-Term Investments	7.2
Liabilities in Excess of Other Assets	(7.0)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P DIVIDEND ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P Dividend ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of publicly-traded issuers that have historically followed a policy of making dividend payments. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 16.94%, and the total return for the S&P High Yield Dividend Aristocrats Index (the “Index”) was 17.57%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Management fees, cash drag and the effects of compounding all contributed to the difference between the Fund’s performance and that of the Index.

With its focus on higher-yielding, dividend companies, the Fund tends to own securities which are in industries that are considered to be defensive. During periods of market uncertainty, higher-yielding stocks are also considered to be defensive since their dividends are thought to offer a cushion against market downturns. Despite the strong positive returns over the past twelve months, there have been periods of market uncertainty due to plunging oil prices and other depressed commodities, renewed geopolitical and terrorism concerns, and the uncertainty over the June “Brexit” vote, and in which higher-yielding, dividend stocks performed well. With interest rates still at or near historic lows, dividend stocks have remained an important source of yield for many.

On an individual security level, the top positive contributors to the Fund’s performance were Realty Income Corporation, National Retail Properties, Inc., and Consolidated Edison, Inc. The top negative contributors to the Fund’s performance were Cullen/Frost Bankers, Inc., Franklin Resources, Inc., and Abbott Laboratories.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P DIVIDEND ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Dividend ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.35%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	S&P HIGH YIELD DIVIDEND ARISTOCRATS INDEX*	NET ASSET VALUE	MARKET VALUE	S&P HIGH YIELD DIVIDEND ARISTOCRATS INDEX*
ONE YEAR	16.94%	16.98%	17.57%	16.94%	16.98%	17.57%
THREE YEARS	46.57%	46.68%	48.57%	13.59%	13.62%	14.10%
FIVE YEARS	91.72%	91.77%	95.68%	13.90%	13.91%	14.36%
TEN YEARS	128.34%	127.90%	134.71%	8.61%	8.59%	8.91%

*	The S&P High Yield Dividend Aristocrats Index is designed to measure the performance of the highest dividend yielding S&P Composite 1500 Index constituents that have followed a managed-dividends policy of consistently increasing dividends every year for at least 20 consecutive years.

SPDR S&P DIVIDEND ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

SPDR S&P DIVIDEND ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	HCP, INC. REIT	AT&T, INC.	CHEVRON CORP.	REALTY INCOME CORP. REIT	NATIONAL RETAIL PROPERTIES, INC.
MARKET VALUE	$389,932,639	293,226,862	243,002,649	235,221,747	233,379,311
% OF NET ASSETS	2.8	2.1	1.7	1.7	1.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Real Estate Investment Trusts (REITs)	9.5%
Machinery	7.7
Gas Utilities	7.5
Insurance	6.7
Chemicals	5.8
Multi-Utilities	5.1
Banks	4.3
Household Products	4.3
Food Products	3.4
Capital Markets	3.2
Oil, Gas & Consumable Fuels	3.1
Food & Staples Retailing	3.0
Beverages	2.8
Health Care Equipment & Supplies	2.8
Containers & Packaging	2.5
IT Services	2.2
Diversified Telecommunication Services	2.1
Aerospace & Defense	1.8
Industrial Conglomerates	1.8
Biotechnology	1.5
Electric Utilities	1.3
Electrical Equipment	1.2
Metals & Mining	1.2
Household Durables	1.1%
Pharmaceuticals	1.1
Semiconductors & Semiconductor Equipment	1.1
Distributors	1.0
Hotels, Restaurants & Leisure	1.0
Water Utilities	1.0
Multiline Retail	0.9
Specialty Retail	0.9
Textiles, Apparel & Luxury Goods	0.8
Trading Companies & Distributors	0.8
Leisure Equipment & Products	0.7
Wireless Telecommunication Services	0.7
Air Freight & Logistics	0.6
Diversified Financial Services	0.6
Health Care Providers & Services	0.6
Media	0.6
Building Products	0.5
Commercial Services & Supplies	0.5
Software	0.5
Short-Term Investments	4.3
Liabilities in Excess of Other Assets	(4.1)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P AEROSPACE & DEFENSE ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P Aerospace & Defense ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the aerospace and defense segment of a U.S. total market composite index. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was –0.11%, and the total return for the S&P Aerospace & Defense Select Industry Index (the “Index”) was 0.25%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Expenses contributed to the difference between the Fund’s performance and that of the Index.

The Aerospace & Defense industry lagged the S&P 500 Index in the first and third fiscal quarters and outperformed it in the other two quarters. Defense stocks saw a positive fourth quarter due in part to increases in terrorism and general geopolitical unrest. However, it wasn’t enough to overcome the earlier losses in the Aerospace sub-industry brought on by China’s economic concerns. The demand for commercial airplanes faced a steady decline in the world’s second largest economy during this period. Simultaneously, there was a decrease in the demand for equipment that many Aerospace & Defense companies supply to the worldwide energy sector due to a substantial drop in oil prices. An SEC investigation into Boeing’s accounting methods in February also added to the industry’s troubles. For the Reporting Period, the Index managed a modest positive return, but still lagged the broader S&P 500 Index by 3.74%.

On an individual security level, the top positive contributors to the Fund’s performance were Huntington Ingalls Industries, Inc., Northrop Grumman Corporation, and Raytheon Company. The top negative contributors to the Fund’s performance were Astronics Corporation, Esterline Technologies Corporation, and Triumph Group, Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P AEROSPACE & DEFENSE ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/28/11, 9/29/11, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Aerospace & Defense ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.35%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	S&P AEROSPACE & DEFENSE SELECT INDUSTRY INDEX*	NET ASSET VALUE	MARKET VALUE	S&P AEROSPACE & DEFENSE SELECT INDUSTRY INDEX*
ONE YEAR	–0.11%	–0.13%	0.25%	–0.11%	–0.13%	0.25%
THREE YEARS	53.87%	53.92%	55.57%	15.45%	15.46%	15.87%
SINCE INCEPTION (1)	143.25%	143.31%	147.59%	20.55%	20.55%	21.00%

(1)	For the period September 28, 2011 to June 30, 2016.
*	S&P Aerospace & Defense Select Industry Index represents the aerospace & defense sub-industry portion of the S&P Total Stock Market Index.

SPDR S&P AEROSPACE & DEFENSE ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

SPDR S&P AEROSPACE & DEFENSE ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	LOCKHEED MARTIN CORP.	HUNTINGTON INGALLS INDUSTRIES, INC.	NORTHROP GRUMMAN CORP.	TRANSDIGM GROUP, INC.	UNITED TECHNOLOGIES CORP.
MARKET VALUE	$7,900,244	7,899,426	7,834,036	7,754,596	7,706,633
% OF NET ASSETS	4.4	4.4	4.3	4.3	4.2

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Aerospace & Defense	99.8%
Short-Term Investments	8.0
Liabilities in Excess of Other Assets	(7.8)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P BIOTECH ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P Biotech ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the biotechnology segment of a U.S. total market composite index. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was –35.30%, and the total return for the S&P Biotechnology Select Industry Index (the “Index”) was –35.57%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Management fees and securities lending contributed to the difference between the Fund’s performance and that of the Index.

The Fund significantly underperformed the broader U.S. market indexes during the Reporting Period. With staggering returns over the last few years and high valuations across the industry, investors were concerned that biotech stocks had entered into an economic bubble, causing a reversal from the price runs experienced recently. Also, there is sentiment that drug costs are too high across the country, negatively affecting companies in the Index. Furthermore, there have been disappointing clinical trial results throughout the industry, which has caused a sell off from investors.

On an individual security level, the top positive contributors to the Fund’s performance were TESARO, Inc., Five Prime Therapeutics, Inc., and Anacor Pharmaceuticals, Inc. The top negative contributors to the Fund’s performance were Puma Biotechnology, Inc., Clovis Oncology, Inc., and PTC Therapeutics, Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P BIOTECH ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Biotech ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.35%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	S&P BIOTECHNOLOGY SELECT INDUSTRY INDEX*	NET ASSET VALUE	MARKET VALUE	S&P BIOTECHNOLOGY SELECT INDUSTRY INDEX*
ONE YEAR	–35.30%	–35.35%	–35.57%	–35.30%	–35.35%	–35.57%
THREE YEARS	58.99%	59.00%	56.12%	16.71%	16.72%	16.00%
FIVE YEARS	127.96%	127.73%	124.03%	17.92%	17.89%	17.50%
TEN YEARS	269.16%	269.14%	268.05%	13.95%	13.95%	13.92%

*	The S&P Biotechnology Select Industry Index represents the biotechnology sub-industry portion of the S&P Total Markets Index.

SPDR S&P BIOTECH ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

SPDR S&P BIOTECH ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	TESARO, INC.	IONIS PHARMACEUTICALS, INC.	ABBVIE, INC.	ALKERMES PLC	MEDIVATION, INC.
MARKET VALUE	$51,260,498	50,425,202	47,794,582	47,718,640	47,318,495
% OF NET ASSETS	2.7	2.7	2.6	2.5	2.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Biotechnology	100.0%
Short-Term Investment	22.3
Liabilities in Excess of Other Assets	(22.3)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P HEALTH CARE EQUIPMENT ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P Health Care Equipment ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the health care equipment and supplies segment of a U.S. total market composite index. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 7.91%, and the total return for the S&P Health Care Equipment Select Industry Index (the “Index”) was 8.28%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Cash, security misweights, transaction costs and compounding (the exponential growth of outperformance or underperformance) also contributed to tracking differential between the Fund and Index.

Despite a strong previous period, the Index started off the 12-month period in negative territory. Despite the continued support of the Affordable Care Act from the U.S. Supreme Court and the uninsured rate at a seven year low, medical technology and equipment companies in the U.S. market seemed to mature a bit and experience slower growth. Furthermore, the U.S. Treasury Department had been looking to crack down on U.S. firms seeking to avoid U.S. taxes by acquiring rival foreign companies. Despite a small decline in the first quarter of 2016, the Index enjoyed a nice turnaround as new technologies for medical equipment supported higher growth, allowing the Fund to finish off the Reporting Period in positive territory. Some gains were also partly due to a budget deal made by Congress and the President, where medical devices were gifted a two-year delay on excise/medical device tax.

On an individual security level, the top positive contributors to the Fund’s performance were ABIOMED, Inc., Edwards Lifesciences Corporation, and IDEXX Laboratories, Inc. The top negative contributors to the Fund’s performance were Rockwell Medical, Inc., Integer Holdings Corporation, and Cardiovascular Systems, Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P HEALTH CARE EQUIPMENT ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/26/11, 1/27/11, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Health Care Equipment ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.35%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	S&P HEALTH CARE EQUIPMENT SELECT INDUSTRY INDEX*	NET ASSET VALUE	MARKET VALUE	S&P HEALTH CARE EQUIPMENT SELECT INDUSTRY INDEX*
ONE YEAR	7.91%	7.91%	8.28%	7.91%	7.91%	8.28%
THREE YEARS	63.56%	63.59%	64.72%	17.82%	17.83%	18.10%
FIVE YEARS	92.65%	92.80%	95.55%	14.01%	14.03%	14.35%
SINCE INCEPTION (1)	110.82%	110.85%	114.32%	14.73%	14.73%	15.08%

(1)	For the period January 26, 2011 to June 30, 2016.
*	The S&P Health Care Equipment Select Industry Index represents the health care equipment and supplies sector of the S&P Total Market Index. The Index is one of twenty five (25) S&P Select Industry Indices (the “Select Industry Indices”); each designed to measure the performance of a narrow sub-industry or group of sub-industries as defined by the Global Industry Classification Standards.

SPDR S&P HEALTH CARE EQUIPMENT ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

SPDR S&P HEALTH CARE EQUIPMENT ETF — PERFORMANCE SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	HEARTWARE INTERNATIONAL, INC.	DEXCOM, INC.	ABIOMED, INC.	RESMED, INC.	COOPER COS., INC.
MARKET VALUE	$1,494,685	921,656	890,604	883,386	878,095
% OF NET ASSETS	3.2	1.9	1.9	1.9	1.9

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Health Care Equipment	74.9%
Health Care Supplies	25.0
Short-Term Investments	15.4
Liabilities in Excess of Other Assets	(15.3)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P HEALTH CARE SERVICES ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P Health Care Services ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the health care providers and services segment of a U.S. total market composite index. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was –11.74%, and the total return for the S&P Health Care Services Select Industry Index (the “Index”) was –11.44%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Cash, security misweights, transaction costs and compounding (the exponential growth of outperformance or underperformance) also contributed to the difference between the Fund’s performance and that of the Index.

The Fund’s assets delivered negative returns in seven of the twelve months ending June 30, 2016. While the Affordable Health Care Act brought the uninsured rate to a seven-year low, some health care service providers have suffered as newly insured customers receive care but insurers only partially reimburse service providers for the expenses incurred. Insurers also are sustaining losses as customers sign up for coverage, receive care and then drop their policies. However, M&A activity remained strong allowing health care providers to stay competitive by lowering costs through economies of scale.

On an individual security level, the top positive contributors to the Fund’s performance were WellCare Health Plans, Inc., Henry Schein, Inc., and Amedisys, Inc. The top negative contributors to the Fund’s performance were Tenet Healthcare Corporation, Brookdale Senior Living Inc., and Community Health Systems, Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P HEALTH CARE SERVICES ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/28/11, 9/29/11, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Health Care Services ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.35%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	S&P HEALTH CARE SERVICES SELECT INDUSTRY INDEX*	NET ASSET VALUE	MARKET VALUE	S&P HEALTH CARE SERVICES SELECT INDUSTRY INDEX*
ONE YEAR	–11.74%	–11.78%	–11.44%	–11.74%	–11.78%	–11.44%
THREE YEARS	45.21%	44.90%	46.72%	13.24%	13.16%	13.63%
SINCE INCEPTION (1)	144.98%	145.06%	149.32%	20.73%	20.74%	21.18%

(1)	For the period September 28, 2011 to June 30, 2016.
*	S&P Health Care Services Select Industry Index represents the health care sub-industry portion of the S&P Total Stock Market Index.

SPDR S&P HEALTH CARE SERVICES ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

SPDR S&P HEALTH CARE SERVICES ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	MEDNAX, INC.	QUEST DIAGNOSTICS, INC.	CENTENE CORP.	DIPLOMAT PHARMACY, INC.	VCA, INC.
MARKET VALUE	$6,270,989	6,267,674	6,265,644	6,227,900	6,217,483
% OF NET ASSETS	2.2	2.2	2.2	2.2	2.2

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Health Care Services	34.8%
Health Care Facilities	29.4
Managed Health Care	21.0
Health Care Distributors	14.7
Short-Term Investments	6.8
Liabilities in Excess of Other Assets	(6.7)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P HOMEBUILDERS ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P Homebuilders ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the homebuilding segment of a U.S. total market composite index. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was –7.77%, and the total return for the S&P Homebuilders Select Industry Index (the “Index”) was –7.43%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Management fees and securities lending contributed to the difference between the Fund’s performance and that of the Index.

The Fund’s return for the quarter ending September 30, 2015, down more than 6%, had the largest impact on the total return for the Reporting Period. Performance of the Fund for the rest of the year was relatively flat in comparison. Generally, housing data results were mixed throughout the year. Housing starts and existing home sales declined in October of 2015. As a result, the National Association of Home Builders reported that homebuilders’ sentiment index fell in November. The numbers are likely explained by economic uncertainty and concern over future rate hikes by the Federal Reserve.

On an individual security level, the top positive contributors to the Fund’s performance were Masco Corporation, Lennox International Inc., and NVR, Inc. The top negative contributors to the Fund’s performance were Bed Bath & Beyond Inc., Toll Brothers, Inc., and Restoration Hardware Holdings, Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P HOMEBUILDERS ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Homebuilders ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.35%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	S&P HOMEBUILDERS SELECT INDUSTRY INDEX*	NET ASSET VALUE	MARKET VALUE	S&P HOMEBUILDERS SELECT INDUSTRY INDEX*
ONE YEAR	–7.77%	–7.81%	–7.43%	–7.77%	–7.81%	–7.43%
THREE YEARS	15.71%	15.74%	16.85%	4.98%	4.99%	5.33%
FIVE YEARS	92.26%	92.25%	95.32%	13.97%	13.97%	14.32%
TEN YEARS	10.42%	10.01%	11.88%	1.00%	0.96%	1.13%

*	The S&P Homebuilders Select Industry Index represents the homebuilding sub-industry portion of the S&P Total Markets Index.

SPDR S&P HOMEBUILDERS ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

SPDR S&P HOMEBUILDERS ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	OWENS CORNING	FORTUNE BRANDS HOME & SECURITY, INC.	WILLIAMS- SONOMA, INC.	PULTEGROUP, INC.	LOWE’S COS., INC.
MARKET VALUE	$58,287,976	56,830,078	56,781,873	56,673,665	56,501,967
% OF NET ASSETS	4.7	4.6	4.6	4.6	4.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Building Products	33.0%
Homebuilding	30.4
Home Furnishings	11.7
Homefurnishing Retail	10.1
Home Improvement Retail	9.0
Household Appliances	5.7
Short-Term Investments	6.1
Liabilities in Excess of Other Assets	(6.0)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P INTERNET ETF — PERFORMANCE SUMMARY & PORTFOLIO SUMMARY (UNAUDITED)

The Fund had less than six months of operations at reporting period end and therefore does not have performance history to provide in this report.

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	LINKEDIN CORP. CLASS A	TWITTER, INC.	YELP, INC.	ZILLOW GROUP, INC. CLASS C	GRUBHUB, INC.
MARKET VALUE	$158,024	131,949	123,778	123,171	121,453
% OF NET ASSETS	3	2.5	2.4	2.3	2.3

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Internet Software & Services	78.5%
Internet & Catalog Retail	21.3
Short-Term Investment	3.8
Liabilities in Excess of Other Assets	(3.6)
TOTAL	100.0%

* The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P METALS & MINING ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P Metals & Mining ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the metals and mining segment of a U.S. total market composite index. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 2.53%, and the total return for the S&P Metals & Mining Select Industry Index (the “Index”) was 1.32%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Management fees, class action lawsuit proceeds and securities lending contributed to the difference between the Fund’s performance and that of the Index.

Performance of the Fund lagged in the first half of the Reporting Period, but it rallied all the way back throughout 2016. Early woes can be attributed to economic weakness in China and low oil prices. Steel makers were negatively affected by these factors, as well as a slowdown in global trade and uncertainty of global financial markets. In 2016, investors have shown wariness, which has led to an increased investment of safe havens, such as gold and silver. As the prices of these metals have increased, the metals and mining industry has benefitted greatly.

On an individual security level, the top positive contributors to the Fund’s performance were Coeur Mining, Inc., Hecla Mining Company, and Newmont Mining Corporation. The top negative contributors to the Fund’s performance were Horsehead Holding Corp., Allegheny Technologies Incorporated, and Peabody Energy Corporation.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P METALS & MINING ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Metals & Mining ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.35%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	S&P METALS & MINING SELECT INDUSTRY INDEX*	NET ASSET VALUE	MARKET VALUE	S&P METALS & MINING SELECT INDUSTRY INDEX*
ONE YEAR	2.53%	2.63%	1.32%	2.53%	2.63%	1.32%
THREE YEARS	–22.41%	–22.26%	–23.72%	–8.11%	–8.05%	–8.63%
FIVE YEARS	–61.84%	–61.82%	–62.41%	–17.52%	–17.52%	–17.77%
TEN YEARS	–44.77%	–44.46%	–44.88%	–5.76%	–5.71%	–5.78%

*	The S&P Metals & Mining Select Industry Index represents the metals and mining sub-industry portion of the S&P Total Market Index.

SPDR S&P METALS & MINING ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

SPDR S&P METALS & MINING ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	COEUR MINING, INC.	CONSOL ENERGY, INC.	STILLWATER MINING CO.	HECLA MINING CO.	CLIFFS NATURAL RESOURCES, INC.
MARKET VALUE	$35,901,590	34,506,147	33,007,495	32,592,045	31,529,583
% OF NET ASSETS	5.4	5.2	5	4.9	4.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Steel	49.9%
Diversified Metals & Mining	11.5
Silver	10.3
Gold	9.4
Aluminum	8.6
Coal & Consumable Fuels	5.2
Precious Metals & Minerals	5.0
Short-Term Investments	16.0
Liabilities in Excess of Other Assets	(15.9)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P OIL & GAS EQUIPMENT & SERVICES ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P Oil & Gas Equipment & Services ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the oil and gas equipment and services segment of a U.S. total market composite index. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was –26.87%, and the total return for the S&P Oil & Gas Equipment & Services Select Industry Index (the “Index”) was –26.83%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Cash and expenses contributed to the difference between the Fund’s performance and that of the Index.

The Oil & Gas Equipment industry continued to disappoint during the Reporting Period, losing more than a quarter of its value during the period. U.S. oil prices ended 2015 down 30% at $37.04 a barrel. Supply simply outstripped demand as producers continued a high rate of output. There was also an oversupply of natural gas as forecasts came in for average or above average temperatures for the 2016 winter. This was exacerbated by the continued increasing supply from shale gas producers following their prior heavy investment in the extraction technology. Oil prices began to bounce back in the second quarter of 2016 as oil production in the U.S. slowed and inventory levels fell contrasting with the seasonal increase in demand for gasoline in the U.S. from increased summer travel.

On an individual security level, the top positive contributors to the Fund’s performance were U.S. Silica Holdings, Inc., Cameron International Corporation, and Patterson-UTI Energy, Inc. The top negative contributors to the Fund’s performance were Ensco plc, Unit Corporation, and Bristow Group Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P OIL & GAS EQUIPMENT & SERVICES ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Oil & Gas Equipment & Services ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.35%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	S&P OIL & GAS EQUIPMENT & SERVICES SELECT INDUSTRY INDEX*	NET ASSET VALUE	MARKET VALUE	S&P OIL & GAS EQUIPMENT & SERVICES SELECT INDUSTRY INDEX*
ONE YEAR	–26.87%	–26.91%	–26.83%	–26.87%	–26.91%	–26.83%
THREE YEARS	–50.12%	–50.14%	–50.04%	–20.69%	–20.70%	–20.65%
FIVE YEARS	–52.35%	–52.36%	–52.13%	–13.78%	–13.78%	–13.69%
TEN YEARS	–34.45%	–34.21%	–33.23%	–4.13%	–4.10%	–3.96%

*	The S&P Oil & Gas Equipment & Services Select Industry Index represents the oil and gas equipment and services sub-industry portion of the S&P Total Markets Index.

SPDR S&P OIL & GAS EQUIPMENT & SERVICES ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

SPDR S&P OIL & GAS EQUIPMENT & SERVICES ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	TRANSOCEAN, LTD.	ATWOOD OCEANICS, INC.	HELMERICH & PAYNE, INC.	US SILICA HOLDINGS, INC.	HALLIBURTON CO.
MARKET VALUE	$9,800,059	9,764,911	9,182,444	9,084,500	9,040,744
% OF NET ASSETS	4.1	4.1	3.8	3.8	3.8

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Oil & Gas Equipment & Services	63.6%
Oil & Gas Drilling	36.3
Short-Term Investments	15.1
Liabilities in Excess of Other Assets	(15.0)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P OIL & GAS EXPLORATION & PRODUCTION ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P Oil & Gas Exploration & Production ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the oil and gas exploration and production segment of a U.S. total market composite index. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was –24.38%, and the total return for the S&P Oil & Gas Exploration & Production Select Industry Index (the “Index”) was –24.46%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fees, securities lending income and minor security misweights in the Fund contributed to the difference between the Fund’s performance and that of the Index.

Global markets entered the second half of 2015 nervously with clouds of uncertainty surrounding the possibility of a Greek exit from the Eurozone and a sudden free fall in China’s stock market. The quarter was punctuated by a resumption of the selloff in commodities taking the Bloomberg Commodity Index to a thirteen year low on August 24th. A primary contributor to that decline was energy generally and crude oil specifically where total production remained at record high levels and new supply was expected to hit the market in coming months with the removal of sanctions on Iran. Commodity prices have held ground in the first half of 2016, taking the Bloomberg Commodity Index to a year-to-date gain of 13%, led by a 30% gain in crude oil. The moniker “reflation trade” represents the inverse of the “deflation trade” in which oil prices collapsed by more than 70% over the past two years. That seemingly endless selloff in energy contributed to a sharp lowering of realized and anticipated global inflation, depressed yields on government debt, widened spreads on U.S. high yield bonds and ultimately elevated fears of an immediate global growth deceleration. All these market trends reversed sharply with the rally in energy prices that commenced in February. After showing signs of pause in late April, the commodity led global reflation rally in growth assets retreated during the early part of May before mounting a spirited finish to close the month. Leading the way was crude oil which finished May just shy of $50 for a fourth consecutive monthly gain and up 87% from February 11th. Overall for the Reporting Period, the Index has underperformed the S&P 500 Index and energy sector, which returned 3.9% and –6.39% during the Reporting Period, respectively.

On an individual security level, the top positive contributors to the Fund’s performance were Parsley Energy, Inc. Class A, Rice Energy Inc., and Range Resources Corporation. The top negative contributors to the Fund’s performance were Cobalt International Energy, Inc., Stone Energy Corporation, and Ultra Petroleum Corp.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P OIL & GAS EXPLORATION & PRODUCTION ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Oil & Gas Exploration & Production ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.35%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	S&P OIL & GAS EXPLORATION & PRODUCTION SELECT INDUSTRY INDEX*	NET ASSET VALUE	MARKET VALUE	S&P OIL & GAS EXPLORATION & PRODUCTION SELECT INDUSTRY INDEX*
ONE YEAR	–24.38%	–24.36%	–24.46%	–24.38%	–24.36%	–24.46%
THREE YEARS	–38.05%	–38.05%	–38.18%	–14.75%	–14.75%	–14.81%
FIVE YEARS	–37.20%	–37.24%	–37.28%	–8.88%	–8.90%	–8.90%
TEN YEARS	–3.07%	–2.65%	–1.81%	–0.31%	–0.27%	–0.18%

*	The S&P Oil & Gas Exploration & Production Select Industry Index represents the oil and gas exploration and production sub-industry portion of the S&P Total Markets Index.

SPDR S&P OIL & GAS EXPLORATION & PRODUCTION ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

SPDR S&P OIL & GAS EXPLORATION & PRODUCTION ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	MARATHON OIL CORP.	CONTINENTAL RESOURCES, INC.	NEWFIELD EXPLORATION CO.	MURPHY OIL CORP.	RICE ENERGY, INC.
MARKET VALUE	$42,881,604	42,543,026	42,499,702	41,418,129	41,061,820
% OF NET ASSETS	2.2	2.2	2.2	2.1	2.1

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Oil & Gas Exploration & Production	77.0%
Oil & Gas Refining & Marketing	16.6
Integrated Oil & Gas	6.1
Short-Term Investments	7.6
Liabilities in Excess of Other Assets	(7.3)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P PHARMACEUTICALS ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P Pharmaceuticals ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the pharmaceuticals segment of a U.S. total market composite index. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was –28.21%, and the total return for the S&P Pharmaceuticals Select Industry Index (the “Index”) was –28.02%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Expenses, cash drag and securities lending contributed to the difference between the Fund’s performance and that of the Index.

The Index suffered during the Reporting Period losing over a quarter of its value and lagging the S&P 500 Index by 32.01%. More stringent federal regulations obstructed new products from reaching consumers in a timely manner. Declining stock prices and patent expirations did not stop drug companies from increasing prices on more mature medication, however, further hurting performance and investor sentiment. The freefall continued as regulators probed the drastic price spikes. The government also got involved with Pfizer’s attempted merger with Allergan at the end of the third fiscal quarter. Pfizer was seeking to move their tax address overseas, a practice which is known as tax inversion and heavily frowned upon in Washington.

On an individual security level, the top positive contributors to the Fund’s performance were ZS Pharma, Inc., Johnson & Johnson, and Bristol-Myers Squibb Company. The top negative contributors to the Fund’s performance were Pacira Pharmaceuticals, Inc., Tetraphase Pharmaceuticals, Inc., and Endo International Plc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P PHARMACEUTICALS ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Pharmaceuticals ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.35%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	S&P PHARMACEUTICALS SELECT INDUSTRY INDEX*	NET ASSET VALUE	MARKET VALUE	S&P PHARMACEUTICALS SELECT INDUSTRY INDEX*
ONE YEAR	–28.21%	–28.23%	–28.02%	–28.21%	–28.23%	–28.02%
THREE YEARS	37.03%	36.96%	37.78%	11.07%	11.05%	11.27%
FIVE YEARS	95.09%	95.14%	97.06%	14.30%	14.31%	14.52%
TEN YEARS	231.46%	231.21%	238.02%	12.73%	12.72%	12.95%

*	The S&P Pharmaceuticals Select Industry Index represents the pharmaceuticals sub-industry portion of the S&P Total Markets Index.

SPDR S&P PHARMACEUTICALS ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

SPDR S&P PHARMACEUTICALS ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	ELI LILLY & CO.	JOHNSON & JOHNSON	MALLINCKRODT PLC	MERCK & CO., INC.	BRISTOL-MYERS SQUIBB CO.
MARKET VALUE	$25,144,954	24,471,911	24,011,868	23,945,251	23,901,691
% OF NET ASSETS	4.9	4.8	4.7	4.7	4.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Pharmaceuticals	99.8%
Short-Term Investments	18.2
Liabilities in Excess of Other Assets	(18.0)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P RETAIL ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P Retail ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the retail segment of a U.S. total market composite index. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was –13.84%, and the total return for the S&P Retail Select Industry Index (the “Index”) was –13.82%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Expenses, trading costs, cash drag, and securities lending revenue contributed to the difference between the Fund’s performance and that of the Index.

Over the fiscal year, the Fund generated negative returns. Some of the main drivers of the performance within the retail industry are consumer spending, unemployment, and the interest rate environment. Despite low interest rates and improving unemployment figures, slumping apparel retailers have driven the Index down for the fiscal year. During the 12-month period, the Fund moved in line with the Index.

On an individual security level, the top positive contributors to the Fund’s performance were Amazon.com, Inc., Ulta Salon, Cosmetics & Fragrance, Inc., and Burlington Stores, Inc. The top negative contributors to the Fund’s performance were Office Depot, Inc., Tailored Brands, Inc., and Conn’s, Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P RETAIL ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Retail ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.35%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	S&P RETAIL SELECT INDUSTRY INDEX*	NET ASSET VALUE	MARKET VALUE	S&P RETAIL SELECT INDUSTRY INDEX*
ONE YEAR	–13.84%	–13.83%	–13.82%	–13.84%	–13.83%	–13.82%
THREE YEARS	12.95%	12.96%	13.63%	4.14%	4.15%	4.35%
FIVE YEARS	66.06%	66.07%	67.67%	10.68%	10.68%	10.88%
TEN YEARS	149.76%	149.86%	156.32%	9.59%	9.59%	9.87%

*	The S&P Retail Select Industry Index represents the retail sub-industry portion of the S&P Total Markets Index.

SPDR S&P RETAIL ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

SPDR S&P RETAIL ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	FINISH LINE, INC. CLASS A	CHILDREN’S PLACE, INC.	GAP, INC.	CASEY’S GENERAL STORES, INC.	FRANCESCA’S HOLDINGS CORP.
MARKET VALUE	$6,551,292	6,322,594	6,316,876	6,188,992	6,155,889
% OF NET ASSETS	1.3	1.3	1.3	1.3	1.3

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Apparel Retail	24.8%
Specialty Stores	18.4
Automotive Retail	14.2
Internet Retail	11.6
Department Stores	7.1
Food Retail	6.5
General Merchandise Stores	5.7
Computer & Electronics Retail	3.5
Hypermarkets & Super Centers	3.5
Drug Retail	3.4
Catalog Retail	1.1
Short-Term Investments	10.6
Liabilities in Excess of Other Assets	(10.4)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P SEMICONDUCTOR ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P Semiconductor ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the semiconductor segment of a U.S. total market composite index. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 4.03%, and the total return for the S&P Semiconductor Select Industry Index (the “Index”) was 4.31%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Cash, security misweights, transaction costs and compounding (the exponential growth of outperformance or underperformance) also contributed to tracking differential between the Fund and Index.

Despite a rough start at the beginning of the Reporting Period, semiconductor stocks staged a strong comeback in September 2015 due to a consolidating chipmaker industry and rise of mergers and acquisitions (M&A). The increased M&A activity notably benefited the Fund, as the Fund’s Index is designed to tilt toward smaller companies due to its equal weighting methodology. Unfortunately, the semiconductor industry still faced some headwinds in early 2016, as worldwide shipments of personal computers, tablets and smartphones experienced a decline, causing chip sales to fall, while manufacturing costs remained high. More specifically, investors’ concern over Apple’s iPhone sales growth, and potential for reduced iPhone production detracted from the Fund’s overall return. Luckily in the final quarter of the period, there was a final surge in semiconductor stock. Applied Materials, the world’s largest supplier of tools used to make semiconductor chips, posted better than expected earnings, helping the Fund to finish off the period in positive territory.

On an individual security level, the top positive contributors to the Fund’s performance were Advanced Micro Devices, Inc., NVIDIA Corporation, and PMC-Sierra, Inc. The top negative contributors to the Fund’s performance were Cavium, Inc., Skyworks Solutions, Inc., and SunPower Corporation.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P SEMICONDUCTOR ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Semiconductor ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.35%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	S&P SEMICONDUCTOR SELECT INDUSTRY INDEX*	NET ASSET VALUE	MARKET VALUE	S&P SEMICONDUCTOR SELECT INDUSTRY INDEX*
ONE YEAR	4.03%	4.02%	4.31%	4.03%	4.02%	4.31%
THREE YEARS	69.66%	69.75%	71.12%	19.27%	19.29%	19.61%
FIVE YEARS	64.13%	64.15%	65.67%	10.42%	10.42%	10.62%
TEN YEARS	101.01%	102.61%	102.15%	7.23%	7.32%	7.29%

*	The S&P Semiconductor Select Industry Index represents the Semiconductor sub-industry portion of the S&P Total Markets Index. The Semiconductor Index is a modified equal weight index.

SPDR S&P SEMICONDUCTOR ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

SPDR S&P SEMICONDUCTOR ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	ADVANCED MICRO DEVICES, INC.	MICRON TECHNOLOGY, INC.	CIRRUS LOGIC, INC.	QORVO, INC.	INTEL CORP.
MARKET VALUE	$7,026,483	6,695,561	6,167,959	6,043,676	6,023,720
% OF NET ASSETS	3.6	3.4	3.2	3.1	3.1

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Semiconductors	99.8%
Short-Term Investments	6.9
Liabilities in Excess of Other Assets	(6.7)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P SOFTWARE & SERVICES ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P Software & Services ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the computer software segment of a U.S. total market composite index. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was –0.46%, and the total return for the S&P Software & Services Select Industry Index (the “Index”) was –0.26%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Expenses and cash contributed to the difference between the Fund’s performance and that of the Index.

Key trends in the Software & Services industry continued to be big data, cloud software and data protection. As the trend within the industry moves to allowing companies and individuals to store and process big data that can be accessed via cloud software over the internet, new competitors are joining the market. An example of this was the news in June 2016 that Oracle and BT are joining forces to offer cloud services.

Software application companies have also done well as business and individual aspirations for becoming more efficient grow. Assets in the software and cloud business reported positive earnings and performed well during the 12-month period.

On an individual security level, the top positive contributors to the Fund’s performance were Quotient Technology Incorporated, Heartland Payment Systems, Inc., and Computer Sciences Corporation. The top negative contributors to the Fund’s performance were Unisys Corporation, FireEye, Inc., and Blucora, Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P SOFTWARE & SERVICES ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/28/11, 9/29/11, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Software & Services ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.35%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	S&P SOFTWARE & SERVICES SELECT INDUSTRY INDEX*	NET ASSET VALUE	MARKET VALUE	S&P SOFTWARE & SERVICES SELECT INDUSTRY INDEX*
ONE YEAR	–0.46%	–0.50%	–0.26%	–0.46%	–0.50%	–0.26%
THREE YEARS	43.53%	43.46%	44.55%	12.80%	12.78%	13.06%
SINCE INCEPTION (1)	117.00%	116.95%	119.92%	17.69%	17.68%	18.02%

(1)	For the period September 28, 2011 to June 30, 2016.
*	The S&P Software & Services Select Industry Index represents the software sub-industry portion of the S&P Total Stock Market Index.

SPDR S&P SOFTWARE & SERVICES ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

SPDR S&P SOFTWARE & SERVICES ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	SYMANTEC CORP.	IMPERVA, INC.	GIGAMON, INC.	VANTIV, INC. CLASS A	PAYCHEX, INC.
MARKET VALUE	$460,486	440,250	431,443	423,764	422,985
% OF NET ASSETS	1.0	1.0	0.9	0.9	0.9

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Application Software	36.5%
Data Processing & Outsourced Services	29.2
Systems Software	17.0
IT Consulting & Other Services	13.6
Home Entertainment Software	3.4
Short-Term Investments	20.2
Liabilities in Excess of Other Assets	(19.9)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P TECHNOLOGY HARDWARE ETF — PERFORMANCE SUMMARY & PORTFOLIO SUMMARY (UNAUDITED)

The Fund had less than six months of operations at reporting period end and therefore does not have performance history to provide in this report.

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	3D SYSTEMS CORP.	SEAGATE TECHNOLOGY PLC	WESTERN DIGITAL CORP.	LEXMARK INTERNATIONAL, INC. CLASS A	PURE STORAGE, INC. CLASS A
MARKET VALUE	$169,633	162,384	155,627	155,039	154,976
% OF NET ASSETS	3.2	3.1	2.9	2.9	2.9

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Technology Hardware, Storage & Peripherals	43.2%
Electronic Equipment & Instruments	30.7
Electronic Components	25.9
Short-Term Investment	4.6
Liabilities in Excess of Other Assets	(4.4)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P TELECOM ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P Telecom ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the telecommunications segment of a U.S. total market composite index. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 3.04%, and the total return for the S&P Telecom Select Industry Index (the “Index”) was 3.11%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Cash drag, dividend distribution, small security misweights, and compounding contributed to the difference between the Fund’s performance and that of the Index.

The S&P Telecom Index delivered modest gains in the Reporting Period keeping in line with the broader S&P 500 Index. While the Index posted positive gains, the Reporting Period experienced rather lukewarm performance amid turbulent global economic conditions. The Index saw its worst performance of the Reporting Period during the first quarter, where it fell sharply along with the broader equity markets mainly due to European and China economic concerns. Equities rebounded during the second quarter, yet this was short lived as a global sell off once again occurred during the first two weeks of January on a mosaic of uncertainties persisting from 2015. Telecom companies typically offer some of the highest dividend yields of any industry and the S&P Telecom Index benefited from this during the Reporting Period. In addition, the telecommunications industry was able to undergo technological improvements and growth within the continuously growing mobile and wireless space.

On an individual security level, the top positive contributors to the Fund’s performance were NETGEAR, Inc., Windstream Holdings, Inc., and 8x8, Inc. The top negative contributors to the Fund’s performance were ARRIS International Plc, NetScout Systems, Inc., and Infinera Corporation.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P TELECOM ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/26/11, 1/27/11, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Telecom ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.35%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	S&P TELECOM SELECT INDUSTRY INDEX*	NET ASSET VALUE	MARKET VALUE	S&P TELECOM SELECT INDUSTRY INDEX*
ONE YEAR	3.04%	3.00%	3.11%	3.04%	3.00%	3.11%
THREE YEARS	24.19%	24.14%	24.96%	7.49%	7.47%	7.71%
FIVE YEARS	21.49%	21.49%	23.12%	3.97%	3.97%	4.25%
SINCE INCEPTION (1)	23.22%	23.21%	25.05%	3.92%	3.92%	4.21%

(1)	For the period January 26, 2011 to June 30, 2016.
*	The S&P Telecom Select Industry Index represents the telecommunications sector of the S&P Total Market Index. The Index is one of twenty five (25) S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries as defined by the Global Industry Classification Standards.

SPDR S&P TELECOM ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

SPDR S&P TELECOM ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	SPRINT CORP.	WINDSTREAM HOLDINGS, INC.	CENTURYLINK, INC.	AT&T, INC.	SBA COMMUNICATIONS CORP. CLASS A
MARKET VALUE	$679,690	604,237	598,970	596,428	594,749
% OF NET ASSETS	2.9	2.6	2.6	2.6	2.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Communications Equipment	56.9%
Integrated Telecommunication Services	18.6
Alternative Carriers	14.7
Wireless Telecommunication Services	9.6
Short-Term Investments	18.7
Liabilities in Excess of Other Assets	(18.5)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P TRANSPORTATION ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P Transportation ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the transportation segment of a U.S. total market composite index. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was –8.92%, and the total return for the S&P Transportation Select Industry Index (the “Index”) was –8.72%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Cash drag, dividend distribution, small security misweights, and compounding contributed to the difference between the Fund’s performance and that of the Index.

The Fund lagged the broader U.S. equity market over the Reporting Period. The cyclical nature of the transportation industry holds the belief that it is a good indicator of the overall U.S. economy. The second half of the Reporting Period in question was positive within the Transportation Index as U.S. investors fared better than their global counterparts with Q2 gains. The major detractors of the Index were Airline, Air Freight and Logistics. Oil prices plunged during the first half of the Reporting Period, which in turn created competition within airline fare pricing and created negative results. In addition, the weakened broader economy created a reduced demand for industrial shipping. Trucking companies along with air freight retained lower shipping volumes directly attributable to the decline in the energy sector and energy related products.

On an individual security level, the top positive contributors to the Fund’s performance were Virgin America, Inc., Hawaiian Holdings, Inc., and SkyWest, Inc. The top negative contributors to the Fund’s performance were ArcBest Corporation, XPO Logistics, Inc., and Herc Holdings, Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P TRANSPORTATION ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/26/11, 1/27/11, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Transportation ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.35%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	S&P TRANSPORTATION SELECT INDUSTRY INDEX*	NET ASSET VALUE	MARKET VALUE	S&P TRANSPORTATION SELECT INDUSTRY INDEX*
ONE YEAR	–8.92%	–8.95%	–8.72%	–8.92%	–8.95%	–8.72%
THREE YEARS	34.41%	34.42%	35.60%	10.36%	10.36%	10.68%
FIVE YEARS	70.15%	70.16%	73.02%	11.22%	11.22%	11.58%
SINCE INCEPTION (1)	77.84%	77.79%	81.11%	11.19%	11.18%	11.57%

(1)	For the period January 26, 2011 to June 30, 2016.
*	The S&P Transportation Select Industry Index represents the transportation sector of the S&P Total Market Index (“S&P TMI”). The Index is one of twenty five (25) S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries as defined by the Global Industry Classification Standards.

SPDR S&P TRANSPORTATION ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

SPDR S&P TRANSPORTATION ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	LANDSTAR SYSTEM, INC.	HERTZ GLOBAL HOLDINGS, INC.	UNITED PARCEL SERVICE, INC. CLASS B	ALLEGIANT TRAVEL CO.	C.H. ROBINSON WORLDWIDE, INC.
MARKET VALUE	$4,757,520	4,723,602	4,695,515	4,639,839	4,637,729
% OF NET ASSETS	2.8	2.8	2.8	2.7	2.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Trucking	31.3%
Airlines	26.7
Air Freight & Logistics	20.7
Railroads	13.2
Marine	4.1
Airport Services	3.7
Short-Term Investments	13.2
Liabilities in Excess of Other Assets	(12.9)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR S&P 1500 VALUE TILT ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P 1500 Value Tilt ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of U.S. equity securities exhibiting “value” characteristics. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 0.87%, and the total return for the S&P 1500 Low Valuation Tilt Index (the “Index”) was 0.90%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Management fees, small security misweights, and cash drag all contributed to the difference between the Fund’s performance and that of the Index.

The U.S. market started Q3 2015 nervously, with clouds of uncertainty surrounding the possibility of a Greek exit from the Eurozone and a sudden free fall in China’s stock market. However, market sentiment shifted positively as global central banks committed to providing additional stimulus to combat the effects of the slowing global economy. In the US, the Federal Reserve came through with a widely expected 0.25% increase in the Federal Funds rate in December, its first rate increase in nine years. Given the similarity between expectations and the final outcome, market reaction immediately following the Federal Reserve move was comparatively muted. 2016 started off roughly as growth assets sold off aggressively on a mosaic of uncertainties persisting from 2015. Conflicting messages from Chinese policy makers unsettled equities while a rapid selloff in oil prices prompted concerns over deflation and damage to energy producers. Improved manufacturing data in March, solid gains in the beaten down energy sector and continued active and verbal support from central banks helped U.S. equities finish the Reporting Period in a positive fashion.

On an individual security level, the top positive contributors to the Fund’s performance were Exxon Mobil Corporation, AT&T Inc., and General Electric Company. The top negative contributors to the Fund’s performance were Bank of America Corporation, Apple Inc., and Citigroup Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P 1500 VALUE TILT ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/24/12, 10/25/12, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P 1500 Value Tilt ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.12%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	S&P 1500 LOW VALUATION TILT INDEX*	NET ASSET VALUE	MARKET VALUE	S&P 1500 LOW VALUATION TILT INDEX*
ONE YEAR	0.87%	0.86%	0.90%	0.87%	0.86%	0.90%
THREE YEARS	30.94%	30.96%	31.86%	9.40%	9.41%	9.65%
SINCE INCEPTION (1)	55.63%	55.62%	57.30%	12.75%	12.75%	13.09%

(1)	For the period October 24, 2012 to June 30, 2016.
*	The S&P 1500 Low Valuation Tilt Index applies an alternative weighting methodology to the S&P Composite 1500 Index so that stocks with relatively low valuations (i.e., relatively “cheap”) are overweight relative to the S&P Composite 1500 Index and stocks with relatively high valuations (i.e., relatively “rich”) are underweight.

SPDR S&P 1500 VALUE TILT ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

SPDR S&P 1500 VALUE TILT ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	EXXON MOBIL CORP.	JPMORGAN CHASE & CO.	CITIGROUP, INC.	WAL-MART STORES, INC.	APPLE, INC.
MARKET VALUE	$102,833	96,068	87,408	79,373	73,134
% OF NET ASSETS	2.6	2.5	2.2	2	1.9

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Banks	10.0%
Oil, Gas & Consumable Fuels	9.7
Insurance	5.1
Food & Staples Retailing	3.8
Health Care Providers & Services	3.7
Pharmaceuticals	3.4
Diversified Telecommunication Services	3.2
Technology Hardware, Storage & Peripherals	3.0
IT Services	2.6
Capital Markets	2.5
Electric Utilities	2.5
Media	2.5
Internet Software & Services	2.4
Diversified Financial Services	2.3
Semiconductors & Semiconductor Equipment	2.3
Software	2.3
Aerospace & Defense	2.2
Real Estate Investment Trusts (REITs)	2.2
Chemicals	2.0
Specialty Retail	2.0
Food Products	1.9
Machinery	1.9
Energy Equipment & Services	1.7
Automobiles	1.6
Health Care Equipment & Supplies	1.5
Industrial Conglomerates	1.3
Multi-Utilities	1.3
Hotels, Restaurants & Leisure	1.2
Household Products	1.2
Biotechnology	1.1
Beverages	1.0
Consumer Finance	1.0
Electronic Equipment, Instruments & Components	1.0
Communications Equipment	0.9
Metals & Mining	0.9
Tobacco	0.9
Internet & Catalog Retail	0.8
Road & Rail	0.8
Commercial Services & Supplies	0.7
Multiline Retail	0.7
Air Freight & Logistics	0.6
Airlines	0.6
Containers & Packaging	0.5
Electrical Equipment	0.5
Household Durables	0.5
Textiles, Apparel & Luxury Goods	0.5
Auto Components	0.4
Gas Utilities	0.4
Construction & Engineering	0.3
Life Sciences Tools & Services	0.3
Professional Services	0.3
Independent Power Producers & Energy Traders	0.2
Trading Companies & Distributors	0.2
Building Products	0.1
Construction Materials	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Health Care Technology	0.1
Leisure Equipment & Products	0.1
Paper & Forest Products	0.1
Personal Products	0.1
Real Estate Management & Development	0.1
Thrifts & Mortgage Finance	0.1
Water Utilities	0.1
Wireless Telecommunication Services	0.1
Marine	0.0 **
Short-Term Investments	19.0
Liabilities in Excess of Other Assets	(18.6)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Amount shown represents less than 0.05% of net assets.

SPDR S&P 1500 MOMENTUM TILT ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P 1500 Momentum Tilt ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of U.S. equity securities exhibiting price momentum. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 4.93%, and the total return for the S&P 1500 Positive Momentum Tilt Index (the “Index”) was 5.03%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Management fees, small security misweights, and cash drag all contributed to the difference between the Fund’s performance and that of the Index.

The U.S. market started Q3 2015 nervously, with clouds of uncertainty surrounding the possibility of a Greek exit from the Eurozone and a sudden free fall in China’s stock market. However, market sentiment shifted positively as global central banks committed to providing additional stimulus to combat the effects of the slowing global economy. In the US, the Federal Reserve came through with a widely expected 0.25% increase in the Federal Funds rate in December, its first rate increase in nine years. Given the similarity between expectations and the final outcome, market reaction immediately following the Federal Reserve move was comparatively muted. 2016 started off roughly as growth assets sold off aggressively on a mosaic of uncertainties persisting from 2015. Conflicting messages from Chinese policy makers unsettled equities while a rapid selloff in oil prices prompted concerns over deflation and damage to energy producers. Improved manufacturing data in March, solid gains in the beaten down energy sector and continued active and verbal support from central banks helped U.S. equities finish the Reporting Period in a positive fashion.

On an individual security level, the top positive contributors to the Fund’s performance were Amazon.com, Inc., Facebook, Inc. Class A, and Johnson & Johnson. The top negative contributors to the Fund’s performance were Gilead Sciences, Inc., Allergan plc, and Apple Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P 1500 MOMENTUM TILT ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/24/12, 10/25/12, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P 1500 Momentum Tilt ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.12%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	S&P 1500 POSITIVE MOMENTUM TILT INDEX*	NET ASSET VALUE	MARKET VALUE	S&P 1500 POSITIVE MOMENTUM TILT INDEX*
ONE YEAR	4.93%	5.04%	5.03%	4.93%	5.04%	5.03%
THREE YEARS	41.19%	41.29%	42.27%	12.19%	12.21%	12.47%
SINCE INCEPTION (1)	61.51%	61.69%	63.23%	13.89%	13.93%	14.23%

(1)	For the period October 24, 2012 to June 30, 2016.
*	The S&P 1500 Positive Momentum Tilt Index applies an alternative weighting methodology to the S&P Composite 1500 Index so that stocks with relatively high momentum are overweight relative to the S&P 1500 Index and stocks with relatively low momentum are underweight.

SPDR S&P 1500 MOMENTUM TILT ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

SPDR S&P 1500 MOMENTUM TILT ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	MICROSOFT CORP.	AMAZON.COM, INC.	FACEBOOK, INC. CLASS A	GENERAL ELECTRIC CO.	JOHNSON & JOHNSON
MARKET VALUE	$521,473	483,043	460,663	427,089	403,565
% OF NET ASSETS	2.9	2.7	2.5	2.4	2.2

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Internet Software & Services	6.6%
Software	5.1
Real Estate Investment Trusts (REITs)	4.8
Pharmaceuticals	4.5
IT Services	4.2
Diversified Telecommunication Services	3.6
Industrial Conglomerates	3.5
Internet & Catalog Retail	3.4
Specialty Retail	3.3
Electric Utilities	3.2
Beverages	3.0
Tobacco	3.0
Health Care Equipment & Supplies	2.9
Insurance	2.9
Oil, Gas & Consumable Fuels	2.9
Banks	2.7
Health Care Providers & Services	2.7
Semiconductors & Semiconductor Equipment	2.7
Aerospace & Defense	2.6
Hotels, Restaurants & Leisure	2.5
Food Products	2.4
Household Products	2.2
Food & Staples Retailing	2.1
Diversified Financial Services	1.9
Media	1.8
Multi-Utilities	1.7
Chemicals	1.5
Technology Hardware, Storage & Peripherals	1.4
Biotechnology	1.3
Machinery	1.1
Textiles, Apparel & Luxury Goods	1.0
Communications Equipment	0.9
Air Freight & Logistics	0.7
Commercial Services & Supplies	0.7
Electronic Equipment, Instruments & Components	0.7
Household Durables	0.7
Life Sciences Tools & Services	0.7
Capital Markets	0.6
Multiline Retail	0.6
Airlines	0.5
Electrical Equipment	0.5
Gas Utilities	0.5
Building Products	0.4
Professional Services	0.4
Automobiles	0.3
Containers & Packaging	0.3
Metals & Mining	0.3
Auto Components	0.2
Construction & Engineering	0.2
Construction Materials	0.2
Consumer Finance	0.2
Distributors	0.2
Energy Equipment & Services	0.2
Leisure Equipment & Products	0.2
Personal Products	0.2
Road & Rail	0.2
Trading Companies & Distributors	0.2
Water Utilities	0.2
Paper & Forest Products	0.1
Thrifts & Mortgage Finance	0.1
Diversified Consumer Services	0.0	**
Health Care Technology	0.0	**
Independent Power Producers & Energy Traders	0.0	**
Marine	0.0	**
Real Estate Management & Development	0.0	**
Wireless Telecommunication Services	0.0	**
Short-Term Investments	18.7
Liabilities in Excess of Other Assets	(18.4)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Amount shown represents less than 0.05% of net assets.

SPDR RUSSELL 1000 LOW VOLATILITY ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR Russell 1000 Low Volatility ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of a large cap, low volatility index. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 13.72%, and the total return for the Russell 1000 Low Volatility Index (the “Index”) was 13.91%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Management fees, cash drag and securities lending contributed to the difference between the Fund’s performance and that of the Index.

The Fund’s return outpaced the broader U.S. stock market during the Reporting Period. Although the Index was up almost 14% during this time period, there were numerous global economic concerns over the last year. Examples of these issues include falling oil prices, geopolitical unrest, terrorism threats, and the June “Brexit” reform vote. When there is uncertainty in financial markets, it is typical of a portfolio that focuses on low-volatility to outperform.

On an individual security level, the top positive contributors to the Fund’s performance were NextEra Energy, Inc., McDonald’s Corporation, and General Mills, Inc. The top negative contributors to the Fund’s performance were Host Hotels & Resorts, Inc., Fifth Third Bancorp, and AmerisourceBergen Corporation.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR RUSSELL 1000 LOW VOLATILITY ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (2/20/13, 2/21/13) respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Russell 1000 Low Volatility ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.12%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	RUSSELL 1000 LOW VOLATILITY INDEX*	NET ASSET VALUE	MARKET VALUE	RUSSELL 1000 LOW VOLATILITY INDEX*
ONE YEAR	13.72%	13.72%	13.91%	13.72%	13.72%	13.91%
THREE YEARS	45.41%	45.53%	46.32%	13.29%	13.32%	13.52%
SINCE INCEPTION (1)	53.47%	53.50%	54.57%	13.59%	13.60%	13.85%

(1)	For the period February 20, 2013 to June 30, 2016.
*	The Russell 1000 Low Volatility Index is designed to deliver exposure to low volatility by investing in large cap equity securities. Volatility is a measure of a security’s variability in total returns based on its historic behavior.

SPDR RUSSELL 1000 LOW VOLATILITY ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

SPDR RUSSELL 1000 LOW VOLATILITY ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	GENERAL MILLS, INC.	PAYCHEX, INC.	CROWN CASTLE INTERNATIONAL CORP. REIT	AT&T, INC.	AMERICAN TOWER CORP. REIT
MARKET VALUE	$1,432,748	1,424,906	1,421,541	1,402,164	1,399,789
% OF NET ASSETS	2.1	2.1	2.1	2.0	2.1

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Insurance	15.3%
Real Estate Investment Trusts (REITs)	13.8
Aerospace & Defense	5.6
IT Services	5.0
Household Products	4.7
Electric Utilities	4.5
Beverages	4.0
Diversified Telecommunication Services	4.0
Diversified Financial Services	3.9
Pharmaceuticals	3.9
Media	3.7
Health Care Equipment & Supplies	3.6
Hotels, Restaurants & Leisure	3.1
Health Care Providers & Services	3.0
Commercial Services & Supplies	2.6
Chemicals	2.4
Food & Staples Retailing	2.1
Food Products	2.1
Household Durables	2.0
Industrial Conglomerates	1.9
Specialty Retail	1.9
Automobiles	1.8
Banks	1.3
Multi-Utilities	1.3
Machinery	0.9
Distributors	0.5
Tobacco	0.4
Air Freight & Logistics	0.1
Short-Term Investments	15.7
Liabilities in Excess of Other Assets	(15.1)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR RUSSELL 2000 LOW VOLATILITY ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR Russell 2000 Low Volatility ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of a small cap, low volatility index. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 4.00%, and the total return for the Russell 2000 Low Volatility Index (the “Index”) was 4.06%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Expenses, cash drag, and securities lending contributed to the difference between the Fund’s performance and that of the Index.

The Index beat the Russell 2000 handily during both the first and third quarters of the fiscal year. Each of those periods generated quarterly outperformance of more than 5.50% leading to an overall net gain of +10.79% against the broader index for the fiscal year. One performance expectation for low volatility portfolios generally involves attempting to obtain downside protection in falling market environments, which is what happened during these periods. U.S. equities were challenged, specifically during the first fiscal quarter, due to global concerns in Greece and China as well as the anticipation of a Federal Reserve rate hike, and small-caps were not immune. The Index was helped during this period by its relative underweights in both healthcare and technology.

On an individual security level, the top positive contributors to the Fund’s performance were Avista Corporation, PS Business Parks, Inc., and IDACORP, Inc. The top negative contributors to the Fund’s performance were SemGroup Corporation Class A, American Axle & Manufacturing Holdings, Inc., and Sangamo BioSciences, Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR RUSSELL 2000 LOW VOLATILITY ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (2/20/13, 2/21/13) respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Russell 2000 Low Volatility ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.12%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	RUSSELL 2000 LOW VOLATILITY INDEX*	NET ASSET VALUE	MARKET VALUE	RUSSELL 2000 LOW VOLATILITY INDEX*
ONE YEAR	4.00%	4.14%	4.06%	4.00%	4.14%	4.06%
THREE YEARS	37.31%	37.66%	37.63%	11.15%	11.24%	11.23%
SINCE INCEPTION (1)	43.82%	44.03%	44.33%	11.42%	11.47%	11.55%

(1)	For the period February 20, 2013 to June 30, 2016.
*	The Russell 2000 Low Volatility Index is designed to deliver exposure to low volatility by investing in small cap equity securities. Volatility is a measure of a security’s variability in total returns based on its historic behavior.

SPDR RUSSELL 2000 LOW VOLATILITY ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

SPDR RUSSELL 2000 LOW VOLATILITY ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	AVISTA CORP.	CAPITOL FEDERAL FINANCIAL, INC.	POOL CORP.	LEXINGTON REALTY TRUST	PS BUSINESS PARKS, INC.
MARKET VALUE	$1,389,382	1,359,358	1,358,734	1,350,423	1,349,868
% OF NET ASSETS	2.1	2.1	2.1	2.1	2.1

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Real Estate Investment Trusts (REITs)	26.0%
Banks	22.6
Insurance	6.2
Chemicals	4.1
Aerospace & Defense	3.9
Multi-Utilities	3.2
Thrifts & Mortgage Finance	2.9
Machinery	2.8
Hotels, Restaurants & Leisure	2.6
Health Care Providers & Services	2.5
Commercial Services & Supplies	2.4
Distributors	2.1
Electric Utilities	2.1
Gas Utilities	2.0
Tobacco	1.7
Health Care Equipment & Supplies	1.6
Technology Hardware, Storage & Peripherals	1.5
Household Durables	1.4
Media	1.4
Trading Companies & Distributors	1.3
IT Services	1.0
Auto Components	0.9
Semiconductors & Semiconductor Equipment	0.8
Electronic Equipment, Instruments & Components	0.6
Paper & Forest Products	0.5
Communications Equipment	0.4
Capital Markets	0.3
Internet & Catalog Retail	0.3
Construction & Engineering	0.2
Software	0.2
Household Products	0.1
Air Freight & Logistics	0.0	**
Building Products	0.0	**
Professional Services	0.0	**
Short-Term Investments	16.2
Liabilities in Excess of Other Assets	(15.8)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Amount shown represents less than 0.05% of net assets.

SPDR MSCI USA STRATEGIC FACTORS ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR MSCI USA StrategicFactorsSM ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon the U.S. equity market. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 7.45%, and the total return for the MSCI USA Factor Mix A-Series Capped Index (formerly known as the MSCI USA Quality Mix A-Series Index) (the “Index”) was 7.57%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Management fees, small security misweights, and cash drag all contributed to the difference between the Fund’s performance and that of the Index.

The U.S. market started Q3 2015 nervously with clouds of uncertainty surrounding the possibility of a Greek exit from the Eurozone and a sudden free fall in China’s stock market. However, market sentiment shifted positively as global central banks committed to providing additional stimulus to combat the effects of the slowing global economy. In the US, the Federal Reserve came through with a widely expected 0.25% increase in the Federal Funds rate in December, its first rate increase in nine years. Given the similarity between expectations and the final outcome, market reaction immediately following the Federal Reserve move was comparatively muted. 2016 started off roughly as growth assets sold off aggressively on a mosaic of uncertainties persisting from 2015. Conflicting messages from Chinese policy makers unsettled equities while a rapid selloff in oil prices prompted concerns over deflation and damage to energy producers. Improved manufacturing data in March, solid gains in the beaten down energy sector and continued active and verbal support from central banks helped U.S. equities finish the period in a positive fashion.

On an individual security level, the top positive contributors to the Fund’s performance were Johnson & Johnson, Microsoft Corporation, and Alphabet Inc. Class C. The top negative contributors to the Fund’s performance were Biogen Inc., Gilead Sciences, Inc., and Apple Inc.

Effective July 15, 2016, the Fund’s name was changed from SPDR MSCI USA Quality Mix ETF to SPDR MSCI USA StrategicFactorsSM ETF in connection with a change in the name of the Fund’s benchmark index from SPDR MSCI USA Quality Mix A-Series Index to MSCI USA Factor Mix A-Series Capped Index. These changes did not result in any changes to the Fund’s investment objective, principal investment strategy or the principal risks of investing in the Fund.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR MSCI USA STRATEGIC FACTORS ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/15/15, 4/16/15, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR MSCI USA Strategic Factors ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as revised July 15, 2016) is 0.15%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	MSCI USA QUALITY MIX A-SERIES INDEX*	NET ASSET VALUE	MARKET VALUE	MSCI USA QUALITY MIX A-SERIES INDEX*
ONE YEAR	7.45%	7.37%	7.57%	7.45%	7.37%	7.57%
SINCE INCEPTION (1)	5.32%	5.32%	5.46%	N/A	N/A	N/A

(1)	For the period April 15, 2015 to June 30, 2016.
*	The Index is designed to measure the equity market performance of large-and mid-cap companies across the U.S. equity market. It aims to represent the performance of a combination of three factors: value, quality, and low volatility.

SPDR MSCI USA STRATEGIC FACTORS ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

SPDR MSCI USA STRATEGIC FACTORS ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	JOHNSON & JOHNSON	APPLE, INC.	MICROSOFT CORP.	PEPSICO, INC.	INTERNATIONAL BUSINESS MACHINES CORP.
MARKET VALUE	$163,027	160,034	138,824	100,855	95,470
% OF NET ASSETS	2.7	2.6	2.3	1.7	1.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
IT Services	8.0%
Pharmaceuticals	5.3
Real Estate Investment Trusts (REITs)	5.0
Specialty Retail	4.6
Oil, Gas & Consumable Fuels	4.1
Banks	3.9
Insurance	3.8
Software	3.8
Health Care Providers & Services	3.4
Technology Hardware, Storage & Peripherals	3.4
Health Care Equipment & Supplies	3.1
Semiconductors & Semiconductor Equipment	3.1
Aerospace & Defense	2.9
Electric Utilities	2.7
Hotels, Restaurants & Leisure	2.7
Beverages	2.6
Food Products	2.6
Internet Software & Services	2.6
Media	2.6
Diversified Telecommunication Services	2.2
Household Products	2.1
Chemicals	2.0
Food & Staples Retailing	2.0
Biotechnology	1.8
Industrial Conglomerates	1.7
Multi-Utilities	1.4
Capital Markets	1.2
Textiles, Apparel & Luxury Goods	1.2
Commercial Services & Supplies	1.1
Air Freight & Logistics	1.0
Diversified Financial Services	1.0
Machinery	1.0
Tobacco	0.9
Multiline Retail	0.8
Road & Rail	0.8
Communications Equipment	0.7
Internet & Catalog Retail	0.7
Electrical Equipment	0.6
Metals & Mining	0.6
Automobiles	0.5
Electronic Equipment, Instruments & Components	0.5
Energy Equipment & Services	0.5
Life Sciences Tools & Services	0.5
Consumer Finance	0.4
Auto Components	0.3
Professional Services	0.3
Containers & Packaging	0.2
Distributors	0.2
Household Durables	0.2
Personal Products	0.2
Trading Companies & Distributors	0.2
Airlines	0.1
Building Products	0.1
Construction & Engineering	0.1
Gas Utilities	0.1
Independent Power Producers & Energy Traders	0.1
Leisure Equipment & Products	0.1
Real Estate Management & Development	0.1
Water Utilities	0.1
Construction Materials	0.0	**
Diversified Consumer Services	0.0	**
Health Care Technology	0.0	**
Thrifts & Mortgage Finance	0.0	**
Wireless Telecommunication Services	0.0	**
Short-Term Investment	0.1
Other Assets in Excess of Liabilities	0.1
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Amount shown represents less than 0.05% of net assets.

SPDR WELLS FARGO PREFERRED STOCK ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR Wells Fargo Preferred Stock ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon preferred securities. Preferred securities are defined as non-convertible preferred stock and securities that are functionally equivalent to preferred stock, including, but not limited to, depositary preferred securities, perpetual subordinated debt and certain securities issued by banks and other financial institutions that are eligible for capital treatment with respect to such instruments akin to that received for issuance of straight preferred stock. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 12.11%, and the total return for the Wells Fargo Hybrid and Preferred Securities Aggregate Index (the “Index”) was 12.66%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Cash, security misweights, transaction costs and compounding contributed to the difference between the Fund’s performance and that of the Index.

Preferred stocks are less volatile than common stocks and offer a higher yield with a preference over common stock shareholders in receiving dividends. A hybrid between traditional equities and bonds, preferred stocks provide these benefits in any market climate. As such, when common stocks are providing muted or negative returns, preferred stocks will generally outperform. Here the dividend yield provides the difference. Such was the case for this Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were PNC Financial Services Group Inc Pfd Shs Series P, US Bancorp Pfd Shs Series-F, and BB&T Corp Pfd Shs Series E. The top negative contributors to the Fund’s performance were UMH Properties Inc Pfd Shs Series B, WEC Energy Group Inc Subord Fltg Rt, and New York Mortgage Trust Inc Pfd Shs Series C.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR WELLS FARGO PREFERRED STOCK ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/16/09, 9/23/09, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Wells Fargo Preferred Stock ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.45%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	WELLS FARGO HYBRID AND PREFERRED SECURITIES AGGREGATE INDEX*	NET ASSET VALUE	MARKET VALUE	WELLS FARGO HYBRID AND PREFERRED SECURITIES AGGREGATE INDEX*
ONE YEAR	12.11%	12.05%	12.66%	12.11%	12.05%	12.66%
THREE YEARS	26.17%	26.57%	26.99%	8.06%	8.17%	8.29%
FIVE YEARS	36.96%	37.09%	38.02%	6.49%	6.51%	6.65%
SINCE INCEPTION (1)	74.29%	74.60%	77.38%	8.53%	8.55%	8.81%

(1)	For the period September 16, 2009 to June 30, 2016.
*	The Wells Fargo Hybrid and Preferred Securities Aggregate Index is a modified market capitalization weighted index composed of preferred stock and securities that are functionally equivalent to preferred stock including, but not limited to, depositary preferred securities, perpetual subordinated debt and certain securities issued by banks and other financial institutions that are eligible for capital treatment with respect to such instruments akin to that received for issuance of straight preferred stock.

SPDR WELLS FARGO PREFERRED STOCK ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

SPDR WELLS FARGO PREFERRED STOCK ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	HSBC HOLDINGS PLC SERIES 2 8.00%	PNC FINANCIAL SERVICES GROUP, INC. SERIES P 6.13%	US BANCORP SERIES F 6.50%	BB&T CORP. SERIES E 5.63%	HSBC HOLDINGS PLC 8.13%
MARKET VALUE	$14,317,127	12,625,569	9,428,065	8,427,125	8,423,636
% OF NET ASSETS	2.5	2.2	1.7	1.5	1.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Banks	33.7%
Insurance	16.0
Capital Markets	15.9
Real Estate Investment Trusts (REITs)	12.5
Electric Utilities	8.7
Diversified Telecommunication Services	5.6
Consumer Finance	3.1
Internet Software & Services	1.0
Machinery	1.0
Multi-Utilities	0.7
Commercial Services & Supplies	0.6
Media	0.4
Independent Power Producers & Energy Traders	0.3
Short-Term Investments	5.8
Liabilities in Excess of Other Assets	(5.3)
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR FACTSET INNOVATIVE TECHNOLOGY ETF — PERFORMANCE SUMMARY & PORTFOLIO SUMMARY (UNAUDITED)

The Fund had less than six months of operations at reporting period end and therefore does not have performance history to provide in this report.

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	SILICON MOTION TECHNOLOGY CORP. ADR	ZILLOW GROUP, INC. CLASS C	WEIBO CORP. ADR	NVIDIA CORP.	ROVI CORP.
MARKET VALUE	$112,043	108,514	108,242	107,653	106,493
% OF NET ASSETS	2.1	2.0	2.0	2.0	2.0

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Internet Software & Services	37.1%
Software	29.6
Semiconductors & Semiconductor Equipment	12.1
Health Care Technology	10.3
Electronic Equipment, Instruments & Components	2.8
Technology Hardware, Storage & Peripherals	2.8
Internet & Catalog Retail	2.4
Thrifts & Mortgage Finance	1.2
Communications Equipment	1.0
Household Durables	0.7
Short-Term Investment	0.0	**
Liabilities in Excess of Other Assets	(0.0	)**
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Amount shown represents less than 0.05% of net assets.

SPDR SSGA GENDER DIVERSITY INDEX ETF — PERFORMANCE SUMMARY & PORTFOLIO SUMMARY (UNAUDITED)

The Fund had less than six months of operations at reporting period end and therefore does not have performance history to provide in this report.

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	BERKSHIRE HATHAWAY, INC. CLASS B	HOME DEPOT, INC.	ORACLE CORP.	AMGEN, INC.	CVS HEALTH CORP.
MARKET VALUE	$17,625,721	16,882,406	13,188,342	12,043,433	10,966,730
% OF NET ASSETS	6.5	6.2	4.9	4.5	4.1

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	% OF NET ASSETS
Specialty Retail	10.3%
Biotechnology	8.8
Software	8.2
Diversified Financial Services	6.7
Oil, Gas & Consumable Fuels	5.9
Health Care Providers & Services	4.3
Food & Staples Retailing	4.1
Banks	3.7
Consumer Finance	3.0
Road & Rail	3.0
Air Freight & Logistics	2.9
Electric Utilities	2.9
Semiconductors & Semiconductor Equipment	2.9
IT Services	2.7
Insurance	2.6
Food Products	2.1
Aerospace & Defense	2.0
Diversified Telecommunication Services	2.0
Machinery	1.9
Multi-Utilities	1.9
Chemicals	1.8
Health Care Equipment & Supplies	1.8
Internet Software & Services	1.5
Pharmaceuticals	1.5
Metals & Mining	1.3
Professional Services	1.3
Airlines	1.2
Capital Markets	1.0
Textiles, Apparel & Luxury Goods	0.9
Personal Products	0.8
Household Products	0.7
Water Utilities	0.6
Containers & Packaging	0.5
Energy Equipment & Services	0.5
Electronic Equipment, Instruments & Components	0.4
Multiline Retail	0.4
Hotels, Restaurants & Leisure	0.3
Internet & Catalog Retail	0.3
Commercial Services & Supplies	0.2
Health Care Technology	0.2
Real Estate Management & Development	0.2
Trading Companies & Distributors	0.2
Communications Equipment	0.1
Thrifts & Mortgage Finance	0.1
Wireless Telecommunication Services	0.1
Short-Term Investment	0.1
Other Assets in Excess of Liabilities	0.1
TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR Russell 3000 ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.6%
AEROSPACE & DEFENSE — 2.4%
AAR Corp.	606	$14,144
Aerojet Rocketdyne Holdings, Inc. (a) (b)	868	15,867
Aerovironment, Inc. (a)	266	7,395
American Science & Engineering, Inc.	135	5,050
Astronics Corp. (a)	320	10,643
B/E Aerospace, Inc.	1,446	66,769
Boeing Co.	9,259	1,202,466
BWX Technologies, Inc.	1,663	59,486
Cubic Corp.	340	13,654
Curtiss-Wright Corp.	663	55,858
DigitalGlobe, Inc. (a)	1,136	24,299
Ducommun, Inc. (a)	101	1,998
Engility Holdings, Inc. (a)	227	4,794
Esterline Technologies Corp. (a)	471	29,221
General Dynamics Corp.	3,739	520,618
HEICO Corp. (b)	274	18,306
HEICO Corp. Class A	556	29,829
Hexcel Corp.	1,458	60,711
Honeywell International, Inc.	11,857	1,379,206
Huntington Ingalls Industries, Inc.	746	125,350
KEYW Holding Corp. (a)	471	4,682
KLX, Inc. (a)	710	22,010
Kratos Defense & Security Solutions, Inc. (a) (b)	582	2,386
L-3 Communications Holdings, Inc.	1,327	194,658
Lockheed Martin Corp.	4,156	1,031,395
Mercury Systems, Inc. (a)	471	11,709
Moog, Inc. Class A (a)	663	35,749
National Presto Industries, Inc.	90	8,491
Northrop Grumman Corp.	2,710	602,379
Orbital ATK, Inc.	845	71,943
Raytheon Co.	4,567	620,884
Rockwell Collins, Inc.	1,974	168,066
Spirit AeroSystems Holdings, Inc. Class A (a)	2,147	92,321
TASER International, Inc. (a) (b)	737	18,337
Teledyne Technologies, Inc. (a)	532	52,695
Textron, Inc.	4,044	147,849
TransDigm Group, Inc. (a)	798	210,425
Triumph Group, Inc. (b)	737	26,163
United Technologies Corp.	12,049	1,235,625
Vectrus, Inc. (a)	163	4,644

		8,208,075

AIR FREIGHT & LOGISTICS — 0.6%
Air Transport Services Group, Inc. (a)	737	9,551
Atlas Air Worldwide Holdings, Inc. (a)	399	16,527
C.H. Robinson Worldwide, Inc.	2,314	171,814
Echo Global Logistics, Inc. (a)	266	5,964
Expeditors International of Washington, Inc.	3,064	150,258
FedEx Corp.	3,885	589,665
Forward Air Corp.	406	18,079
Hub Group, Inc. Class A (a)	532	20,413
Park-Ohio Holdings Corp.	135	3,818
United Parcel Service, Inc. Class B	10,651	1,147,326
XPO Logistics, Inc. (a) (b)	1,533	40,257

		2,173,672

AIRLINES — 0.5%
Alaska Air Group, Inc.	2,141	124,799
Allegiant Travel Co.	205	31,057
American Airlines Group, Inc.	9,383	265,633
Copa Holdings SA Class A (b)	534	27,907
Delta Air Lines, Inc.	12,587	458,544
Hawaiian Holdings, Inc. (a)	737	27,977
JetBlue Airways Corp. (a)	4,661	77,186
SkyWest, Inc.	737	19,501
Southwest Airlines Co.	10,584	414,999
Spirit Airlines, Inc. (a) (b)	1,146	51,421
United Continental Holdings, Inc. (a)	5,877	241,192
Virgin America, Inc. (a) (b)	408	22,934

		1,763,150

AUTO COMPONENTS — 0.4%
American Axle & Manufacturing Holdings, Inc. (a)	1,017	14,726
BorgWarner, Inc. (b)	3,375	99,630
Cooper Tire & Rubber Co.	929	27,703
Cooper-Standard Holding, Inc. (a)	205	16,193
Dana Holding Corp.	2,682	28,322
Delphi Automotive PLC	4,261	266,739
Dorman Products, Inc. (a)	399	22,823
Drew Industries, Inc.	340	28,846
Gentex Corp. (b)	4,216	65,137
Gentherm, Inc. (a)	471	16,132
Goodyear Tire & Rubber Co.	4,349	111,595
Horizon Global Corp. (a)	319	3,621
Johnson Controls, Inc.	10,095	446,805
Lear Corp.	1,266	128,828
Modine Manufacturing Co. (a)	693	6,098
Motorcar Parts of America, Inc. (a)	266	7,230
Standard Motor Products, Inc.	340	13,525
Stoneridge, Inc. (a)	397	5,931
Superior Industries International, Inc.	340	9,105
Tenneco, Inc. (a)	868	40,457
Tower International, Inc.	340	6,997
Visteon Corp.	737	48,502

		1,414,945

AUTOMOBILES — 0.6%
Ford Motor Co.	60,254	757,393
General Motors Co.	21,708	614,337
Harley-Davidson, Inc. (b)	3,277	148,448
Tesla Motors, Inc. (a) (b)	1,840	390,595
Thor Industries, Inc.	607	39,297
Winnebago Industries, Inc. (b)	397	9,099

		1,959,169

BANKS — 5.3%
1st Source Corp.	219	7,093
Ameris Bancorp	399	11,850
Ames National Corp. (b)	796	21,349
Associated Banc-Corp	2,460	42,189
BancFirst Corp.	190	11,461
Banco Latinoamericano de Comercio Exterior SA (b)	397	10,521
Bancorp, Inc. (a)	361	2,173
BancorpSouth, Inc.	1,400	31,766
Bank of America Corp.	159,485	2,116,366

See accompanying notes to financial statements.

SPDR Russell 3000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Bank of Hawaii Corp. (b)	626	$43,069
Bank of Marin Bancorp (b)	135	6,530
Bank of the Ozarks, Inc. (b)	1,213	45,512
BankUnited, Inc.	1,458	44,790
Banner Corp.	275	11,698
BB&T Corp.	12,628	449,683
BBCN Bancorp, Inc.	1,107	16,516
Berkshire Hills Bancorp, Inc.	398	10,714
BNC Bancorp	266	6,041
BOK Financial Corp. (b)	399	25,017
Boston Private Financial Holdings, Inc.	1,134	13,359
Bridge Bancorp, Inc.	131	3,720
Brookline Bancorp, Inc.	1,065	11,747
Bryn Mawr Bank Corp.	205	5,986
Camden National Corp.	135	5,670
Capital Bank Financial Corp. Class A (b)	399	11,491
Cardinal Financial Corp.	397	8,710
Cathay General Bancorp	1,091	30,766
CenterState Banks, Inc.	431	6,788
Central Pacific Financial Corp.	340	8,024
Chemical Financial Corp.	397	14,804
CIT Group, Inc.	2,953	94,230
Citigroup, Inc.	45,555	1,931,076
Citizens & Northern Corp. (b)	101	2,042
Citizens Financial Group, Inc.	8,212	164,076
City Holding Co. (b)	205	9,321
CNB Financial Corp. (b)	101	1,798
CoBiz Financial, Inc.	532	6,224
Columbia Banking System, Inc.	789	22,139
Comerica, Inc.	2,750	113,107
Commerce Bancshares, Inc. (b)	1,240	59,396
Community Bank System, Inc. (b)	606	24,901
Community Trust Bancorp, Inc.	258	8,942
Cullen/Frost Bankers, Inc. (b)	798	50,857
Customers Bancorp, Inc. (a)	347	8,720
CVB Financial Corp.	1,329	21,782
Eagle Bancorp, Inc. (a)	872	41,952
East West Bancorp, Inc.	2,204	75,333
Enterprise Financial Services Corp.	266	7,419
FCB Financial Holdings, Inc. Class A (a)	408	13,872
Fifth Third Bancorp	12,807	225,275
Financial Institutions, Inc.	205	5,344
First BanCorp (a)	1,065	4,228
First Bancorp/Southern Pines	262	4,606
First Busey Corp.	354	7,572
First Citizens BancShares, Inc. Class A	135	34,953
First Commonwealth Financial Corp.	1,458	13,414
First Community Bancshares, Inc.	266	5,969
First Connecticut Bancorp, Inc.	266	4,405
First Financial Bancorp	846	16,455
First Financial Bankshares, Inc. (b)	929	30,462
First Financial Corp.	131	4,797
First Horizon National Corp.	3,565	49,126
First Interstate BancSystem, Inc. Class A	266	7,475
First Merchants Corp.	445	11,094
First Midwest Bancorp, Inc.	1,187	20,844
First NBC Bank Holding Co. (a)	266	4,466

First Niagara Financial Group, Inc.	5,213	50,775
First of Long Island Corp.	213	6,107
First Republic Bank	2,306	161,397
FirstMerit Corp.	2,399	48,628
Flushing Financial Corp.	471	9,363
FNB Corp.	2,557	32,065
Fulton Financial Corp.	2,860	38,610
German American Bancorp, Inc. (b)	205	6,554
Glacier Bancorp, Inc.	1,065	28,308
Great Southern Bancorp, Inc.	131	4,843
Great Western Bancorp, Inc.	556	17,536
Hancock Holding Co.	1,269	33,134
Hanmi Financial Corp.	471	11,064
Heartland Financial USA, Inc.	1,269	44,783
Heritage Financial Corp.	2,144	37,692
Hilltop Holdings, Inc. (a)	868	18,219
Home BancShares, Inc.	2,385	47,199
HomeTrust Bancshares, Inc. (a)	340	6,290
Huntington Bancshares, Inc.	12,255	109,560
IBERIABANK Corp.	663	39,601
Independent Bank Corp.	349	15,949
International Bancshares Corp.	714	18,628
Investors Bancorp, Inc. (b)	5,294	58,658
JPMorgan Chase & Co.	56,447	3,507,617
KeyCorp	13,520	149,396
Lakeland Bancorp, Inc.	450	5,121
Lakeland Financial Corp.	200	9,402
LegacyTexas Financial Group, Inc.	606	16,307
M&T Bank Corp.	2,329	275,358
MainSource Financial Group, Inc.	1,803	39,756
MB Financial, Inc.	934	33,886
National Bank Holdings Corp. Class A	798	16,247
National Bankshares, Inc. (b)	135	4,714
NBT Bancorp, Inc.	582	16,663
OFG Bancorp	663	5,503
Old National Bancorp	1,759	22,040
Pacific Continental Corp.	266	4,179
PacWest Bancorp	1,635	65,040
Park National Corp.	530	48,643
Park Sterling Corp.	582	4,126
People’s United Financial, Inc. (b)	4,858	71,218
Peoples Bancorp, Inc.	101	2,201
Pinnacle Financial Partners, Inc.	532	25,988
PNC Financial Services Group, Inc.	7,953	647,295
Popular, Inc.	1,545	45,268
Preferred Bank	131	3,783
PrivateBancorp, Inc.	1,195	52,616
Prosperity Bancshares, Inc.	1,001	51,041
Regions Financial Corp.	20,696	176,123
Renasant Corp.	600	19,398
Republic Bancorp, Inc. Class A	131	3,620
S&T Bancorp, Inc.	397	9,707
Sandy Spring Bancorp, Inc.	358	10,403
ServisFirst Bancshares, Inc. (b)	366	18,077
Signature Bank (a)	799	99,811
Simmons First National Corp. Class A	401	18,520
South State Corp.	347	23,613
Southside Bancshares, Inc. (b)	403	12,472
Southwest Bancorp, Inc.	266	4,503

See accompanying notes to financial statements.

SPDR Russell 3000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

State Bank Financial Corp.	471	$9,585
Sterling Bancorp	1,758	27,601
Stock Yards Bancorp, Inc.	1,507	42,543
Suffolk Bancorp	1,329	41,611
SunTrust Banks, Inc.	7,904	324,696
SVB Financial Group (a)	799	76,033
Synovus Financial Corp.	2,181	63,227
Talmer Bancorp, Inc. Class A	828	15,873
TCF Financial Corp.	2,399	30,347
Texas Capital Bancshares, Inc. (a)	606	28,337
Tompkins Financial Corp. (b)	205	13,325
Towne Bank	578	12,514
TriCo Bancshares	1,402	38,695
Trustmark Corp.	1,012	25,148
UMB Financial Corp.	610	32,458
Umpqua Holdings Corp.	3,767	58,275
Union Bankshares Corp.	957	23,647
United Bankshares, Inc. (b)	920	34,509
United Community Banks, Inc.	661	12,090
Univest Corp. of Pennsylvania	266	5,591
US Bancorp	24,924	1,005,185
Valley National Bancorp	3,784	34,510
Washington Trust Bancorp, Inc.	205	7,774
Webster Financial Corp.	1,327	45,052
Wells Fargo & Co.	70,810	3,351,437
WesBanco, Inc.	399	12,389
West Bancorp, Inc.	205	3,811
Westamerica Bancorporation (b)	434	21,379
Western Alliance Bancorp (a)	1,064	34,740
Wilshire Bancorp, Inc.	934	9,732
Wintrust Financial Corp.	801	40,851
Yadkin Financial Corp.	1,365	34,248
Zions Bancorp	3,342	83,984

		18,108,890

BEVERAGES — 2.0%
Boston Beer Co., Inc. Class A (a) (b)	135	23,089
Brown-Forman Corp. Class A	408	44,076
Brown-Forman Corp. Class B	1,526	152,234
Coca-Cola Bottling Co. Consolidated (b)	74	10,913
Coca-Cola Co.	60,425	2,739,065
Constellation Brands, Inc. Class A	2,579	426,567
Dr. Pepper Snapple Group, Inc.	2,978	287,764
Molson Coors Brewing Co. Class B	2,655	268,500
Monster Beverage Corp. (a)	2,312	371,561
National Beverage Corp. (a)	530	33,289
PepsiCo, Inc.	22,406	2,373,692

		6,730,750

BIOTECHNOLOGY — 3.1%
AbbVie, Inc.	25,189	1,559,451
ACADIA Pharmaceuticals, Inc. (a) (b)	1,585	51,449
Acceleron Pharma, Inc. (a) (b)	266	9,039
Achillion Pharmaceuticals, Inc. (a) (b)	1,400	10,920
Acorda Therapeutics, Inc. (a)	583	14,869
Agios Pharmaceuticals, Inc. (a) (b)	423	17,722
Alder Biopharmaceuticals, Inc. (a) (b)	272	6,792
Alexion Pharmaceuticals, Inc. (a)	3,296	384,841
Alkermes PLC (a)	2,116	91,453

Alnylam Pharmaceuticals, Inc. (a) (b)	1,131	62,759
AMAG Pharmaceuticals, Inc. (a) (b)	575	13,754
Amgen, Inc.	11,703	1,780,611
Amicus Therapeutics, Inc. (a)	1,374	7,502
Applied Genetic Technologies Corp. (a)	872	12,321
Arena Pharmaceuticals, Inc. (a)	3,202	5,475
ARIAD Pharmaceuticals, Inc. (a)	2,727	20,153
Array BioPharma, Inc. (a) (b)	1,724	6,137
Arrowhead Pharmaceuticals, Inc. (a) (b)	1,085	5,772
Atara Biotherapeutics, Inc. (a) (b)	272	6,123
BioCryst Pharmaceuticals, Inc. (a)	1,065	3,025
Biogen, Inc. (a)	3,390	819,770
BioMarin Pharmaceutical, Inc. (a)	2,451	190,688
Bluebird Bio, Inc. (a) (b)	559	24,199
Celgene Corp. (a)	12,035	1,187,012
Celldex Therapeutics, Inc. (a)	1,617	7,099
Cepheid (a)	1,003	30,842
ChemoCentryx, Inc. (a) (b)	309	1,387
Chimerix, Inc. (a) (b)	802	3,152
Clovis Oncology, Inc. (a) (b)	1,666	22,857
Coherus Biosciences, Inc. (a) (b)	532	8,985
Cytokinetics, Inc. (a) (b)	399	3,786
CytRx Corp. (a) (b)	5,265	11,741
Dynavax Technologies Corp. (a) (b)	914	13,326
Eagle Pharmaceuticals, Inc. (a) (b)	136	5,275
Emergent BioSolutions, Inc. (a)	397	11,164
Enanta Pharmaceuticals, Inc. (a)	272	5,998
Epizyme, Inc. (a)	408	4,178
Esperion Therapeutics, Inc. (a) (b)	106	1,047
Exact Sciences Corp. (a) (b)	1,349	16,525
Exelixis, Inc. (a) (b)	2,669	20,845
FibroGen, Inc. (a) (b)	2,155	35,364
Five Prime Therapeutics, Inc. (a) (b)	266	10,999
Galena Biopharma, Inc. (a) (b)	5,925	2,762
Genomic Health, Inc. (a) (b)	266	6,888
Geron Corp. (a) (b)	1,851	4,961
Gilead Sciences, Inc.	20,830	1,737,639
Halozyme Therapeutics, Inc. (a)	1,327	11,452
Heron Therapeutics, Inc. (a) (b)	408	7,364
Idera Pharmaceuticals, Inc. (a) (b)	5,659	8,658
ImmunoGen, Inc. (a) (b)	1,351	4,161
Immunomedics, Inc. (a) (b)	1,065	2,471
Incyte Corp. (a)	2,378	190,192
Infinity Pharmaceuticals, Inc. (a) (b)	663	882
Inovio Pharmaceuticals, Inc. (a)	1,590	14,692
Insmed, Inc. (a) (b)	1,361	13,419
Insys Therapeutics, Inc. (a) (b)	408	5,280
Intercept Pharmaceuticals, Inc. (a) (b)	473	67,488
Intrexon Corp. (a) (b)	881	21,681
Ionis Pharmaceuticals, Inc. (a) (b)	1,678	39,081
Ironwood Pharmaceuticals, Inc. (a)	1,403	18,344
Juno Therapeutics, Inc. (a) (b)	933	35,864
Keryx Biopharmaceuticals, Inc. (a) (b)	1,196	7,918
Kite Pharma, Inc. (a) (b)	408	20,400
Lexicon Pharmaceuticals, Inc. (a) (b)	1,980	28,413
Ligand Pharmaceuticals, Inc. (a)	566	67,507
MacroGenics, Inc. (a) (b)	408	11,012

See accompanying notes to financial statements.

SPDR Russell 3000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

MannKind Corp. (a) (b)	3,411	$3,957
Medivation, Inc. (a)	2,462	148,459
Merrimack Pharmaceuticals, Inc. (a)	1,327	7,153
MiMedx Group, Inc. (a) (b)	1,196	9,544
Momenta Pharmaceuticals, Inc. (a)	663	7,160
Myriad Genetics, Inc. (a) (b)	1,174	35,924
Neurocrine Biosciences, Inc. (a)	1,538	69,902
NewLink Genetics Corp. (a)	708	7,972
Novavax, Inc. (a) (b)	3,981	28,942
OncoMed Pharmaceuticals, Inc. (a) (b)	868	10,685
Ophthotech Corp. (a)	408	20,820
OPKO Health, Inc. (a) (b)	4,573	42,712
Organovo Holdings, Inc. (a)	2,006	7,462
OvaScience, Inc. (a) (b)	272	1,417
PDL BioPharma, Inc.	5,315	16,689
Portola Pharmaceuticals, Inc. (a)	687	16,213
Progenics Pharmaceuticals, Inc. (a) (b)	3,862	16,298
Prothena Corp. PLC (a)	798	27,898
PTC Therapeutics, Inc. (a) (b)	532	3,735
Puma Biotechnology, Inc. (a)	340	10,129
Radius Health, Inc. (a) (b)	408	14,994
Raptor Pharmaceutical Corp. (a)	2,335	12,539
Regeneron Pharmaceuticals, Inc. (a)	1,199	418,727
Repligen Corp. (a)	471	12,887
Retrophin, Inc. (a) (b)	408	7,266
Rigel Pharmaceuticals, Inc. (a)	1,269	2,830
Sage Therapeutics, Inc. (a) (b)	136	4,098
Sangamo BioSciences, Inc. (a) (b)	1,932	11,186
Sarepta Therapeutics, Inc. (a) (b)	437	8,334
Seattle Genetics, Inc. (a) (b)	1,982	80,093
Spectrum Pharmaceuticals, Inc. (a)	867	5,696
Stemline Therapeutics, Inc. (a) (b)	1,535	10,392
Synergy Pharmaceuticals, Inc. (a) (b)	1,134	4,309
TESARO, Inc. (a)	1,003	84,302
Ultragenyx Pharmaceutical, Inc. (a) (b)	556	27,194
United Therapeutics Corp. (a) (b)	663	70,225
Vanda Pharmaceuticals, Inc. (a)	397	4,442
Vertex Pharmaceuticals, Inc. (a)	3,649	313,887
ZIOPHARM Oncology, Inc. (a) (b)	1,498	8,224

		10,429,632

BUILDING PRODUCTS — 0.3%
AAON, Inc.	583	16,038
Advanced Drainage Systems, Inc. (b)	556	15,218
Allegion PLC	1,491	103,520
American Woodmark Corp. (a)	131	8,696
AO Smith Corp.	1,134	99,917
Apogee Enterprises, Inc.	397	18,401
Armstrong Flooring, Inc. (a) (b)	336	5,695
Armstrong World Industries, Inc. (a) (b)	663	25,956
Builders FirstSource, Inc. (a)	1,257	14,141
Continental Building Products, Inc. (a)	408	9,070
Fortune Brands Home & Security, Inc. (b)	2,449	141,969
Gibraltar Industries, Inc. (a)	471	14,869
Griffon Corp.	582	9,812
Insteel Industries, Inc.	266	7,605
Lennox International, Inc. (b)	737	105,096
Masco Corp.	5,258	162,682

Masonite International Corp. (a)	397	$26,258
NCI Building Systems, Inc. (a)	340	5,437
Nortek, Inc. (a)	131	7,770
Owens Corning	1,724	88,820
PGT, Inc. (a)	471	4,851
Ply Gem Holdings, Inc. (a)	205	2,987
Quanex Building Products Corp.	518	9,630
Simpson Manufacturing Co., Inc.	578	23,103
Trex Co., Inc. (a)	532	23,897
Universal Forest Products, Inc.	340	31,515
USG Corp. (a) (b)	1,180	31,813

		1,014,766

CAPITAL MARKETS — 1.7%
Affiliated Managers Group, Inc. (a)	825	116,135
Ameriprise Financial, Inc.	2,474	222,289
Arlington Asset Investment Corp. Class A (b)	155	2,017
Artisan Partners Asset Management, Inc. Class A (b)	397	10,989
Associated Capital Group, Inc. Class A	135	3,872
Bank of New York Mellon Corp.	16,191	629,020
BGC Partners, Inc. Class A	1,872	16,305
BlackRock, Inc.	1,926	659,713
Calamos Asset Management, Inc. Class A	340	2,485
Charles Schwab Corp.	18,114	458,465
Cohen & Steers, Inc.	266	10,757
Cowen Group, Inc. Class A (a) (b)	1,400	4,144
Diamond Hill Investment Group, Inc.	74	13,943
E*TRADE Financial Corp. (a)	4,199	98,635
Eaton Vance Corp.	1,763	62,304
Evercore Partners, Inc. Class A	471	20,814
Federated Investors, Inc. Class B	1,318	37,932
Financial Engines, Inc. (b)	737	19,066
Franklin Resources, Inc.	6,021	200,921
GAMCO Investors, Inc. Class A	135	4,424
Goldman Sachs Group, Inc.	5,934	881,674
Greenhill & Co., Inc. (b)	397	6,392
Interactive Brokers Group, Inc. Class A	663	23,470
INTL. FCStone, Inc. (a)	258	7,041
Invesco, Ltd.	6,538	166,981
Investment Technology Group, Inc.	532	8,895
Janus Capital Group, Inc. (b)	2,182	30,373
KCG Holdings, Inc. Class A (a)	1,024	13,619
Ladenburg Thalmann Financial Services, Inc. (a) (b)	1,535	3,623
Lazard, Ltd. Class A	1,851	55,123
Legg Mason, Inc.	1,660	48,953
LPL Financial Holdings, Inc. (b)	1,269	28,591
Morgan Stanley	22,762	591,357
Northern Trust Corp.	3,544	234,825
NorthStar Asset Management Group, Inc.	2,664	27,199
Piper Jaffray Cos. (a)	266	10,028
Raymond James Financial, Inc.	1,754	86,472
Safeguard Scientifics, Inc. (a)	340	4,247
SEI Investments Co.	2,103	101,175
State Street Corp. (c)	6,364	343,147

See accompanying notes to financial statements.

SPDR Russell 3000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Stifel Financial Corp. (a)	963	$30,286
T Rowe Price Group, Inc.	3,934	287,064
TD Ameritrade Holding Corp. (b)	3,952	112,533
Waddell & Reed Financial, Inc. Class A (b)	1,269	21,852
Westwood Holdings Group, Inc.	135	6,993
WisdomTree Investments, Inc. (b)	1,458	14,274

		5,740,417

CHEMICALS — 2.1%
A Schulman, Inc.	397	9,695
Air Products & Chemicals, Inc.	3,195	453,818
Albemarle Corp.	1,807	143,313
American Vanguard Corp.	397	5,999
Ashland, Inc.	1,185	136,002
Axalta Coating Systems, Ltd. (a)	2,519	66,829
Axiall Corp.	1,003	32,708
Balchem Corp.	397	23,681
Cabot Corp.	892	40,729
Calgon Carbon Corp.	777	10,217
Celanese Corp. Series A	2,319	151,778
CF Industries Holdings, Inc.	3,648	87,917
Chemours Co.	2,726	22,462
Chemtura Corp. (a)	1,153	30,416
Dow Chemical Co.	17,370	863,463
E.I. du Pont de Nemours & Co.	13,640	883,872
Eastman Chemical Co.	2,281	154,880
Ecolab, Inc.	3,981	472,147
Ferro Corp. (a)	1,065	14,250
Flotek Industries, Inc. (a) (b)	663	8,752
FMC Corp.	2,027	93,870
FutureFuel Corp.	340	3,699
GCP Applied Technologies, Inc. (a)	1,136	29,581
Hawkins, Inc. (b)	131	5,687
HB Fuller Co.	737	32,421
Huntsman Corp.	2,860	38,467
Ingevity Corp. (a)	692	23,556
Innophos Holdings, Inc.	340	14,351
Innospec, Inc.	399	18,350
International Flavors & Fragrances, Inc.	1,196	150,780
Koppers Holdings, Inc. (a)	340	10,448
Kraton Performance Polymers, Inc. (a)	471	13,155
Kronos Worldwide, Inc.	260	1,365
LyondellBasell Industries NV Class A	5,420	403,356
Minerals Technologies, Inc.	532	30,218
Monsanto Co.	6,664	689,124
Mosaic Co.	5,469	143,178
NewMarket Corp. (b)	131	54,284
Olin Corp. (b)	2,464	61,206
OMNOVA Solutions, Inc. (a)	663	4,807
Platform Specialty Products Corp. (a)	2,333	20,717
PolyOne Corp.	1,458	51,380
PPG Industries, Inc.	4,215	438,992
Praxair, Inc.	4,378	492,043
Quaker Chemical Corp.	205	18,286
Rayonier Advanced Materials, Inc.	620	8,426
RPM International, Inc.	1,932	96,503
Scotts Miracle-Gro Co. Class A (b)	582	40,688
Sensient Technologies Corp.	737	52,356

Sherwin-Williams Co.	1,214	$356,515
Stepan Co.	276	16,430
Tredegar Corp.	399	6,432
Trinseo SA (a)	400	17,172
Tronox, Ltd. Class A	868	3,828
Valspar Corp.	1,327	143,356
Westlake Chemical Corp.	600	25,752
WR Grace & Co.	1,136	83,167

		7,306,874

COMMERCIAL SERVICES & SUPPLIES — 0.6%
ABM Industries, Inc.	798	29,111
ACCO Brands Corp. (a)	1,670	17,251
Brady Corp. Class A	663	20,261
Brink’s Co.	663	18,889
CECO Environmental Corp.	190	1,661
Cintas Corp.	1,539	151,022
Clean Harbors, Inc. (a)	868	45,232
Copart, Inc. (a) (b)	2,117	103,754
Covanta Holding Corp.	1,589	26,139
Deluxe Corp. (b)	730	48,450
Ennis, Inc.	425	8,152
Essendant, Inc.	606	18,519
G&K Services, Inc. Class A	266	20,368
Healthcare Services Group, Inc.	1,003	41,504
Herman Miller, Inc.	877	26,214
HNI Corp.	663	30,823
InnerWorkings, Inc. (a) (b)	582	4,813
Interface, Inc.	868	13,237
KAR Auction Services, Inc.	2,066	86,235
Knoll, Inc.	663	16,098
Matthews International Corp. Class A	440	24,482
McGrath RentCorp	399	12,205
Mobile Mini, Inc.	606	20,992
MSA Safety, Inc.	397	20,854
Multi-Color Corp.	131	8,305
Pitney Bowes, Inc. (b)	3,018	53,720
Quad/Graphics, Inc.	399	9,293
Republic Services, Inc.	3,991	204,778
Rollins, Inc. (b)	1,931	56,520
RR Donnelley & Sons Co. (b)	2,836	47,985
SP Plus Corp. (a)	205	4,629
Steelcase, Inc. Class A	1,269	17,220
Stericycle, Inc. (a)	1,242	129,317
Team, Inc. (a) (b)	448	11,124
Tetra Tech, Inc.	929	28,562
Tyco International PLC	6,800	289,680
UniFirst Corp.	205	23,723
US Ecology, Inc.	266	12,223
Viad Corp.	340	10,540
VSE Corp.	74	4,943
Waste Management, Inc.	6,834	452,889
West Corp.	1,005	19,758

		2,191,475

COMMUNICATIONS EQUIPMENT — 1.1%
ADTRAN, Inc.	868	16,188
Arista Networks, Inc. (a)	556	35,795
ARRIS International PLC (a)	3,343	70,069
Black Box Corp.	205	2,681

See accompanying notes to financial statements.

SPDR Russell 3000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Brocade Communications Systems, Inc.	6,951	$63,810
CalAmp Corp. (a)	532	7,879
Calix, Inc. (a)	606	4,187
Ciena Corp. (a)	1,498	28,088
Cisco Systems, Inc.	78,101	2,240,718
CommScope Holding Co., Inc. (a)	1,533	47,569
Comtech Telecommunications Corp.	275	3,531
Digi International, Inc. (a)	399	4,281
EchoStar Corp. Class A Class A (a)	568	22,550
Extreme Networks, Inc. (a)	1,403	4,756
F5 Networks, Inc. (a)	1,124	127,956
Finisar Corp. (a) (b)	1,357	23,761
Harmonic, Inc. (a) (b)	1,632	4,651
Harris Corp.	1,799	150,109
Infinera Corp. (a) (b)	1,666	18,793
InterDigital, Inc.	606	33,742
Ixia (a)	872	8,563
Juniper Networks, Inc.	5,828	131,072
KVH Industries, Inc. (a)	155	1,194
Lumentum Holdings, Inc. (a)	691	16,722
Motorola Solutions, Inc.	2,811	185,442
NETGEAR, Inc. (a)	606	28,809
NetScout Systems, Inc. (a) (b)	1,592	35,422
Palo Alto Networks, Inc. (a)	1,345	164,951
Plantronics, Inc.	650	28,600
Polycom, Inc. (a)	2,499	28,114
ShoreTel, Inc. (a)	872	5,834
Sonus Networks, Inc. (a)	622	5,405
Ubiquiti Networks, Inc. (a)	737	28,492
ViaSat, Inc. (a) (b)	606	43,268
Viavi Solutions, Inc. (a)	3,432	22,754

		3,645,756

CONSTRUCTION & ENGINEERING — 0.2%
AECOM (a)	2,190	69,576
Aegion Corp. (a)	606	11,823
Argan, Inc.	205	8,553
Chicago Bridge & Iron Co. NV	1,458	50,491
Comfort Systems USA, Inc.	532	17,327
Dycom Industries, Inc. (a) (b)	471	42,277
EMCOR Group, Inc.	1,020	50,245
Fluor Corp.	2,377	117,139
Granite Construction, Inc.	606	27,603
Great Lakes Dredge & Dock Corp. (a)	868	3,784
Jacobs Engineering Group, Inc. (a)	1,896	94,440
KBR, Inc.	2,160	28,598
MasTec, Inc. (a)	868	19,374
MYR Group, Inc. (a)	340	8,187
Orion Group Holdings, Inc. (a)	307	1,630
Primoris Services Corp. (b)	532	10,071
Quanta Services, Inc. (a)	3,033	70,123
Tutor Perini Corp. (a)	532	12,529
Valmont Industries, Inc.	400	54,108

		697,878

CONSTRUCTION MATERIALS — 0.2%
Eagle Materials, Inc.	758	58,480
Headwaters, Inc. (a)	1,065	19,106
Martin Marietta Materials, Inc.	957	183,744

Summit Materials, Inc. Class A (a)	1,000	$20,460
US Concrete, Inc. (a)	205	12,487
Vulcan Materials Co.	1,934	232,776

		527,053

CONSUMER FINANCE — 0.7%
Ally Financial, Inc. (a)	7,100	121,197
American Express Co.	12,436	755,611
Capital One Financial Corp.	8,066	512,272
Cash America International, Inc.	397	16,920
Credit Acceptance Corp. (a) (b)	135	24,986
Discover Financial Services	6,800	364,412
Encore Capital Group, Inc. (a) (b)	399	9,388
Enova International, Inc. (a) (b)	279	2,053
EZCORP, Inc. Class A (a)	567	4,287
First Cash Financial Services, Inc.	397	20,378
Green Dot Corp. (Class A) (a) (b)	399	9,173
LendingClub Corp. (a) (b)	5,019	21,582
Navient Corp.	6,578	78,607
Nelnet, Inc. Class A	340	11,815
OneMain Holdings, Inc. (a) (b)	828	18,895
PRA Group, Inc. (a) (b)	798	19,264
Santander Consumer USA Holdings, Inc. (a)	1,497	15,464
SLM Corp. (a)	6,578	40,652
Synchrony Financial (a)	13,151	332,457
World Acceptance Corp. (a) (b)	131	5,974

		2,385,387

CONTAINERS & PACKAGING — 0.5%
AEP Industries, Inc.	74	5,954
AptarGroup, Inc.	1,003	79,367
Avery Dennison Corp.	1,451	108,462
Ball Corp. (b)	2,118	153,110
Bemis Co., Inc.	1,535	79,037
Berry Plastics Group, Inc. (a)	2,007	77,972
Crown Holdings, Inc. (a)	2,116	107,218
Graphic Packaging Holding Co.	4,793	60,104
Greif, Inc. Class A	1,040	38,761
International Paper Co.	6,503	275,597
Myers Industries, Inc.	397	5,717
Owens-Illinois, Inc. (a)	2,409	43,386
Packaging Corp. of America	1,400	93,702
Sealed Air Corp.	3,152	144,898
Silgan Holdings, Inc.	475	24,444
Sonoco Products Co.	1,458	72,404
WestRock Co.	4,161	161,738

		1,531,871

DISTRIBUTORS — 0.1%
Core-Mark Holding Co., Inc.	680	31,865
Genuine Parts Co.	2,321	235,001
LKQ Corp. (a)	4,389	139,131
Pool Corp.	700	65,821

		471,818

DIVERSIFIED CONSUMER SERVICES — 0.2%
American Public Education, Inc. (a)	266	7,475
Apollo Education Group, Inc. (a)	1,450	13,224
Ascent Capital Group, Inc. Class A (a) (b)	211	3,247

See accompanying notes to financial statements.

SPDR Russell 3000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Bridgepoint Education, Inc. (a)	266	$1,926
Bright Horizons Family Solutions, Inc. (a)	471	31,232
Capella Education Co.	184	9,686
Career Education Corp. (a)	1,053	6,265
Carriage Services, Inc. (b)	205	4,854
DeVry Education Group, Inc. (b)	922	16,449
Graham Holdings Co. Class B	74	36,226
Grand Canyon Education, Inc. (a)	663	26,467
H&R Block, Inc. (b)	3,946	90,758
Houghton Mifflin Harcourt Co. (a)	1,607	25,117
K12, Inc. (a)	397	4,959
LifeLock, Inc. (a)	868	13,723
Regis Corp. (a)	663	8,254
Service Corp. International (b)	3,084	83,391
ServiceMaster Global Holdings, Inc. (a)	2,133	84,893
Sotheby’s (b)	1,005	27,537
Strayer Education, Inc. (a)	143	7,026
Weight Watchers International, Inc. (a) (b)	2,935	34,134

		536,843

DIVERSIFIED FINANCIAL SERVICES — 2.0%
Berkshire Hathaway, Inc. Class B (a)	29,360	4,251,034
CBOE Holdings, Inc.	1,269	84,541
CME Group, Inc.	5,285	514,759
FactSet Research Systems, Inc. (b)	582	93,946
FNFV Group (a) (b)	793	9,096
Intercontinental Exchange, Inc.	1,837	470,198
Leucadia National Corp.	5,389	93,391
MarketAxess Holdings, Inc.	532	77,353
Moody’s Corp. (b)	2,853	267,355
Morningstar, Inc.	340	27,805
MSCI, Inc.	1,764	136,040
Nasdaq, Inc.	1,593	103,019
NewStar Financial, Inc. (a)	399	3,360
PICO Holdings, Inc. (a)	340	3,216
S&P Global, Inc.	4,037	433,009
Voya Financial, Inc.	3,376	83,590

		6,651,712

DIVERSIFIED TELECOMMUNICATION SERVICES — 2.5%
8x8, Inc. (a)	1,365	19,943
AT&T, Inc.	95,621	4,131,783
ATN International, Inc.	131	10,193
CenturyLink, Inc.	8,902	258,247
Cincinnati Bell, Inc. (a)	3,069	14,025
Cogent Communications Holdings, Inc.	713	28,563
Consolidated Communications Holdings, Inc.	600	16,344
Frontier Communications Corp. (b)	19,171	94,705
General Communication, Inc. Class A (a)	471	7,442
Globalstar, Inc. (a) (b)	10,476	12,676
Hawaiian Telcom Holdco, Inc. (a)	131	2,776
IDT Corp. Class B	205	2,909
Inteliquent, Inc.	471	9,368
Iridium Communications, Inc. (a) (b)	929	8,250

Level 3 Communications, Inc. (a)	4,349	223,930
Lumos Networks Corp. (a)	155	1,875
SBA Communications Corp. Class A Class A (a)	1,872	202,064
Verizon Communications, Inc.	63,352	3,537,576
Vonage Holdings Corp. (a)	2,272	13,859
Windstream Holdings, Inc. (b)	1,456	13,497
Zayo Group Holdings, Inc. (a)	2,064	57,647

		8,667,672

ELECTRIC UTILITIES — 2.1%
ALLETE, Inc.	866	55,970
Alliant Energy Corp.	3,749	148,835
American Electric Power Co., Inc.	7,662	537,029
Avangrid, Inc.	1,145	52,739
Duke Energy Corp.	10,559	905,857
Edison International	4,770	370,486
El Paso Electric Co.	606	28,646
Empire District Electric Co.	582	19,770
Entergy Corp.	2,596	211,185
Eversource Energy	4,862	291,234
Exelon Corp.	14,085	512,131
FirstEnergy Corp.	6,131	214,033
Great Plains Energy, Inc.	2,272	69,069
Hawaiian Electric Industries, Inc.	1,943	63,711
IDACORP, Inc.	737	59,955
ITC Holdings Corp.	2,407	112,696
MGE Energy, Inc.	645	36,452
NextEra Energy, Inc.	7,114	927,666
OGE Energy Corp. (b)	2,859	93,632
Otter Tail Corp.	1,052	35,231
PG&E Corp.	7,666	490,011
Pinnacle West Capital Corp.	1,549	125,562
PNM Resources, Inc.	1,149	40,720
Portland General Electric Co.	1,136	50,120
PPL Corp.	10,533	397,621
Southern Co.	14,623	784,231
Westar Energy, Inc.	2,070	116,106
Xcel Energy, Inc.	7,803	349,418

		7,100,116

ELECTRICAL EQUIPMENT — 0.5%
Acuity Brands, Inc.	730	181,011
AMETEK, Inc.	3,602	166,520
AZZ, Inc.	399	23,932
Babcock & Wilcox Enterprises, Inc. (a)	831	12,207
Eaton Corp. PLC	7,236	432,206
Emerson Electric Co.	9,875	515,080
Encore Wire Corp.	340	12,675
EnerSys	663	39,429
Generac Holdings, Inc. (a) (b)	1,003	35,065
General Cable Corp. (b)	708	8,999
Hubbell, Inc.	870	91,759
Plug Power, Inc. (a) (b)	2,460	4,576
Powell Industries, Inc.	131	5,154
Regal Beloit Corp. (b)	663	36,498
Rockwell Automation, Inc. (b)	2,031	233,199
SolarCity Corp. (a) (b)	870	20,819
Thermon Group Holdings, Inc. (a)	397	7,626

		1,826,755

See accompanying notes to financial statements.

SPDR Russell 3000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.7%
Amphenol Corp. Class A	4,708	$269,910
Anixter International, Inc. (a)	397	21,152
Arrow Electronics, Inc. (a)	1,549	95,883
Avnet, Inc.	2,018	81,749
AVX Corp. (b)	663	9,004
Badger Meter, Inc. (b)	205	14,971
Belden, Inc.	582	35,135
Benchmark Electronics, Inc. (a)	797	16,857
CDW Corp.	2,477	99,278
Cognex Corp.	1,267	54,608
Coherent, Inc. (a)	399	36,620
Corning, Inc.	17,152	351,273
CTS Corp.	471	8,440
Daktronics, Inc.	532	3,325
Dolby Laboratories, Inc. Class A (b)	670	32,060
DTS, Inc. (a)	266	7,036
Electro Rent Corp.	206	3,174
ePlus, Inc. (a)	74	6,053
Fabrinet (a)	397	14,737
FARO Technologies, Inc. (a)	266	8,999
FEI Co.	664	70,968
Fitbit, Inc. Class A (a) (b)	1,965	24,012
FLIR Systems, Inc.	2,134	66,047
II-VI, Inc. (a)	737	13,826
Ingram Micro, Inc. Class A	2,199	76,481
Insight Enterprises, Inc. (a)	582	15,132
InvenSense, Inc. (a)	872	5,345
IPG Photonics Corp. (a)	471	37,680
Itron, Inc. (a)	537	23,145
Jabil Circuit, Inc.	3,014	55,669
Keysight Technologies, Inc. (a)	2,578	74,994
Knowles Corp. (a)	1,283	17,551
Littelfuse, Inc.	340	40,185
Methode Electronics, Inc.	532	18,210
MTS Systems Corp.	205	8,987
National Instruments Corp.	1,447	39,648
Novanta, Inc. (a)	1,827	27,679
OSI Systems, Inc. (a)	340	19,764
Park Electrochemical Corp.	340	4,940
Plexus Corp. (a)	532	22,982
QLogic Corp. (a)	1,271	18,735
Rofin-Sinar Technologies, Inc. (a)	397	12,680
Rogers Corp. (a)	266	16,253
Sanmina Corp. (a)	1,229	32,950
ScanSource, Inc. (a)	397	14,733
SYNNEX Corp.	399	37,833
Tech Data Corp. (a)	575	41,314
Trimble Navigation, Ltd. (a)	3,778	92,032
TTM Technologies, Inc. (a)	798	6,009
Universal Display Corp. (a) (b)	606	41,087
VeriFone Systems, Inc. (a)	1,589	29,460
Vishay Intertechnology, Inc.	1,962	24,309
Vishay Precision Group, Inc. (a)	213	2,858
Zebra Technologies Corp. Class A (a) (b)	779	39,028

		2,242,790

ENERGY EQUIPMENT & SERVICES — 1.1%
Archrock, Inc.	866	8,158
Atwood Oceanics, Inc. (b)	872	10,918
Baker Hughes, Inc.	6,668	300,927
Bristow Group, Inc. (b)	532	6,070
CARBO Ceramics, Inc. (b)	340	4,454
Diamond Offshore Drilling, Inc.	973	23,673
Dril-Quip, Inc. (a) (b)	884	51,652
Ensco PLC Class A	3,433	33,334
Era Group, Inc. (a)	340	3,196
Exterran Corp. (a)	433	5,564
FMC Technologies, Inc. (a)	3,503	93,425
Forum Energy Technologies, Inc. (a) (b)	868	15,025
Frank’s International NV (b)	784	11,454
Geospace Technologies Corp. (a)	155	2,537
Halliburton Co.	13,292	601,995
Helix Energy Solutions Group, Inc. (a)	1,582	10,694
Helmerich & Payne, Inc. (b)	1,460	98,010
Hornbeck Offshore Services, Inc. (a)	532	4,437
Matrix Service Co. (a)	399	6,580
McDermott International, Inc. (a)	8,068	39,856
Nabors Industries, Ltd.	4,348	43,697
National Oilwell Varco, Inc. (b)	6,372	214,418
Natural Gas Services Group, Inc. (a)	131	3,000
Newpark Resources, Inc. (a)	1,269	7,348
Noble Corp. PLC	3,583	29,524
Oceaneering International, Inc.	1,607	47,985
Oil States International, Inc. (a)	798	26,238
Parker Drilling Co. (a)	1,724	3,948
Patterson-UTI Energy, Inc.	2,119	45,177
PHI, Inc. NVDR (a)	205	3,665
RigNet, Inc. (a)	101	1,352
Rowan Cos. PLC Class A (b)	1,835	32,406
RPC, Inc.	929	14,427
Schlumberger, Ltd.	21,587	1,707,100
SEACOR Holdings, Inc. (a) (b)	340	19,703
Seadrill, Ltd. (a) (b)	5,188	16,809
Superior Energy Services, Inc.	2,333	42,951
Tesco Corp. (b)	397	2,656
TETRA Technologies, Inc. (a)	1,134	7,224
Tidewater, Inc. (b)	712	3,140
Transocean, Ltd.	5,300	63,017
Unit Corp. (a)	737	11,468
US Silica Holdings, Inc.	798	27,507
Weatherford International PLC (a) (b)	13,375	74,231

		3,780,950

FOOD & STAPLES RETAILING — 2.1%
Andersons, Inc.	399	14,180
Casey’s General Stores, Inc.	606	79,695
Chefs’ Warehouse, Inc. (a) (b)	205	3,280
Costco Wholesale Corp.	6,726	1,056,251
CVS Health Corp.	16,987	1,626,335
Ingles Markets, Inc. Class A Class A	205	7,646
Kroger Co.	15,262	561,489
Natural Grocers by Vitamin Cottage, Inc. (a) (b)	135	1,762
PriceSmart, Inc. (b)	266	24,890
Rite Aid Corp. (a)	14,334	107,362

See accompanying notes to financial statements.

SPDR Russell 3000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

SpartanNash Co.	479	$14,648
Sprouts Farmers Market, Inc. (a) (b)	2,243	51,365
SUPERVALU, Inc. (a)	2,947	13,910
Sysco Corp.	8,682	440,525
United Natural Foods, Inc. (a)	737	34,491
US Foods Holding Corp. (a)	700	16,968
Village Super Market, Inc. Class A	135	3,900
Wal-Mart Stores, Inc.	23,476	1,714,217
Walgreens Boots Alliance, Inc.	13,295	1,107,075
Weis Markets, Inc.	131	6,622
Whole Foods Market, Inc. (b)	5,444	174,317

		7,060,928

FOOD PRODUCTS — 1.8%
Archer-Daniels-Midland Co.	9,667	414,618
B&G Foods, Inc. (b)	798	38,464
Blue Buffalo Pet Products, Inc. (a) (b)	532	12,417
Bunge, Ltd.	2,185	129,243
Cal-Maine Foods, Inc. (b)	397	17,595
Calavo Growers, Inc.	131	8,777
Campbell Soup Co.	2,851	189,677
ConAgra Foods, Inc.	6,535	312,438
Darling Ingredients, Inc. (a)	2,289	34,106
Dean Foods Co. (b)	1,345	24,331
Flowers Foods, Inc. (b)	2,511	47,081
Fresh Del Monte Produce, Inc.	487	26,508
General Mills, Inc.	9,176	654,432
Hain Celestial Group, Inc. (a)	1,458	72,536
Hershey Co.	2,204	250,132
Hormel Foods Corp.	4,259	155,879
Ingredion, Inc.	1,134	146,751
J&J Snack Foods Corp.	205	24,450
J.M. Smucker Co.	1,828	278,606
Kellogg Co.	3,774	308,147
Kraft Heinz Co.	9,250	818,440
Lancaster Colony Corp.	266	33,944
Landec Corp. (a)	399	4,293
Limoneira Co. (b)	101	1,780
McCormick & Co., Inc.	1,940	206,940
Mead Johnson Nutrition Co.	2,953	267,985
Mondelez International, Inc. Class A	23,134	1,052,828
Pilgrim’s Pride Corp. (b)	868	22,117
Pinnacle Foods, Inc.	1,707	79,017
Post Holdings, Inc. (a) (b)	1,009	83,434
Sanderson Farms, Inc.	313	27,118
Seneca Foods Corp. Class A (a)	135	4,888
Snyder’s-Lance, Inc.	924	31,314
Tootsie Roll Industries, Inc. (b)	304	11,713
TreeHouse Foods, Inc. (a) (b)	865	88,792
Tyson Foods, Inc. Class A	4,524	302,158
WhiteWave Foods Co. (a)	2,551	119,744

		6,302,693

GAS UTILITIES — 0.3%
AGL Resources, Inc.	1,724	113,732
Atmos Energy Corp.	1,610	130,925
Chesapeake Utilities Corp.	250	16,545
National Fuel Gas Co.	1,136	64,616
New Jersey Resources Corp.	1,182	45,566
Northwest Natural Gas Co.	397	25,734

ONE Gas, Inc.	758	50,475
Piedmont Natural Gas Co., Inc.	1,136	68,296
Questar Corp.	2,597	65,886
South Jersey Industries, Inc.	930	29,407
Southwest Gas Corp.	663	52,185
Spire, Inc.	604	42,787
UGI Corp.	2,414	109,234
WGL Holdings, Inc.	737	52,172

		867,560

HEALTH CARE EQUIPMENT & SUPPLIES — 2.5%
Abaxis, Inc. (b)	340	16,058
Abbott Laboratories	22,601	888,445
Abiomed, Inc. (a)	701	76,612
Accuray, Inc. (a)	1,136	5,896
Alere, Inc. (a)	1,220	50,850
Align Technology, Inc. (a)	1,199	96,579
Analogic Corp.	131	10,407
AngioDynamics, Inc. (a)	399	5,734
Anika Therapeutics, Inc. (a)	131	7,028
AtriCure, Inc. (a) (b)	340	4,804
Baxter International, Inc.	7,962	360,042
Becton Dickinson and Co.	3,271	554,729
Boston Scientific Corp. (a)	21,485	502,104
C.R. Bard, Inc.	1,142	268,553
Cantel Medical Corp.	1,003	68,936
Cardiovascular Systems, Inc. (a) (b)	340	6,248
Cerus Corp. (a) (b)	1,003	6,259
CONMED Corp.	397	18,949
Cooper Cos., Inc. (b)	803	137,771
Cynosure, Inc. Class A (a)	266	12,940
DENTSPLY SIRONA, Inc.	3,522	218,505
DexCom, Inc. (a)	1,327	105,271
Edwards Lifesciences Corp. (a)	3,298	328,910
Endologix, Inc. (a)	929	11,575
GenMark Diagnostics, Inc. (a) (b)	307	2,671
Globus Medical, Inc. Class A (a) (b)	798	19,016
Haemonetics Corp. (a)	737	21,366
Halyard Health, Inc. (a)	715	23,252
HeartWare International, Inc. (a) (b)	266	15,361
Hill-Rom Holdings, Inc.	713	35,971
Hologic, Inc. (a)	3,987	137,950
ICU Medical, Inc. (a)	205	23,114
IDEXX Laboratories, Inc. (a) (b)	1,607	149,226
Inogen, Inc. (a) (b)	399	19,994
Insulet Corp. (a)	798	24,132
Integer Holdings Corp. (a)	399	12,341
Integra LifeSciences Holdings Corp. (a)	340	27,125
Intuitive Surgical, Inc. (a)	603	398,830
Invacare Corp. (b)	471	5,713
LDR Holding Corp. (a)	408	15,076
Masimo Corp. (a)	697	36,603
Medtronic PLC	21,731	1,885,599
Meridian Bioscience, Inc. (b)	582	11,349
Merit Medical Systems, Inc. (a)	582	11,541
Natus Medical, Inc. (a)	397	15,007
Neogen Corp. (a)	1,060	59,625
Nevro Corp. (a)	272	20,063
NuVasive, Inc. (a)	702	41,923

See accompanying notes to financial statements.

SPDR Russell 3000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

NxStage Medical, Inc. (a)	868	$18,818
OraSure Technologies, Inc. (a)	798	4,716
Orthofix International NV (a)	266	11,278
Penumbra, Inc. (a)	400	23,800
Quidel Corp. (a)	397	7,090
ResMed, Inc. (b)	2,070	130,886
Rockwell Medical, Inc. (a) (b)	692	5,238
RTI Surgical, Inc. (a)	872	3,130
Spectranetics Corp. (a) (b)	606	11,338
St. Jude Medical, Inc.	4,172	325,416
STAAR Surgical Co. (a) (b)	532	2,931
Stryker Corp.	5,261	630,426
SurModics, Inc. (a)	205	4,813
Teleflex, Inc. (b)	606	107,450
Utah Medical Products, Inc.	74	4,662
Varian Medical Systems, Inc. (a)	1,545	127,045
Vascular Solutions, Inc. (a)	266	11,082
West Pharmaceutical Services, Inc.	1,065	80,812
Wright Medical Group NV (a)	1,018	17,683
Zeltiq Aesthetics, Inc. (a) (b)	408	11,151
Zimmer Biomet Holdings, Inc.	2,890	347,898

		8,663,716

HEALTH CARE PROVIDERS & SERVICES — 2.6%
Acadia Healthcare Co., Inc. (a) (b)	1,168	64,707
Aceto Corp. (b)	397	8,690
Aetna, Inc.	5,274	644,114
Air Methods Corp. (a) (b)	606	21,713
Amedisys, Inc. (a)	455	22,968
AmerisourceBergen Corp.	2,731	216,623
AMN Healthcare Services, Inc. (a)	663	26,500
Amsurg Corp. (a)	873	67,692
Anthem, Inc.	4,095	537,837
BioScrip, Inc. (a) (b)	672	1,714
Brookdale Senior Living, Inc. (a) (b)	2,399	37,041
Capital Senior Living Corp. (a)	397	7,015
Cardinal Health, Inc.	5,005	390,440
Centene Corp. (a)	2,626	187,418
Chemed Corp. (b)	266	36,258
Cigna Corp.	3,979	509,272
Community Health Systems, Inc. (a)	1,627	19,605
CorVel Corp. (a)	796	34,371
DaVita HealthCare Partners, Inc. (a)	2,664	205,981
Diplomat Pharmacy, Inc. (a) (b)	556	19,460
Ensign Group, Inc.	532	11,177
Envision Healthcare Holdings, Inc. (a)	2,776	70,427
ExamWorks Group, Inc. (a)	590	20,562
Express Scripts Holding Co. (a)	10,098	765,428
HCA Holdings, Inc. (a)	4,794	369,186
HealthEquity, Inc. (a) (b)	556	16,894
HealthSouth Corp.	1,307	50,738
Healthways, Inc. (a)	391	4,516
Henry Schein, Inc. (a)	1,278	225,950
Humana, Inc.	2,335	420,020
Kindred Healthcare, Inc.	921	10,398
Laboratory Corp. of America Holdings (a)	1,592	207,390
Landauer, Inc. (b)	131	5,392
LHC Group, Inc. (a)	131	5,670
LifePoint Health, Inc. (a)	663	43,340

Magellan Health, Inc. (a)	397	26,111
McKesson Corp.	3,475	648,609
MEDNAX, Inc. (a)	1,458	105,603
Molina Healthcare, Inc. (a)	671	33,483
National HealthCare Corp.	131	8,481
Owens & Minor, Inc. (b)	929	34,726
Patterson Cos., Inc.	1,268	60,725
PharMerica Corp. (a)	397	9,790
Premier, Inc. Class A (a)	493	16,121
Providence Service Corp. (a)	796	35,725
Quest Diagnostics, Inc.	2,329	189,604
Quorum Health Corp. (a)	407	4,359
Select Medical Holdings Corp. (a) (b)	2,067	22,468
Surgical Care Affiliates, Inc. (a)	272	12,966
Team Health Holdings, Inc. (a) (b)	1,003	40,792
Tenet Healthcare Corp. (a)	1,460	40,354
Triple-S Management Corp. Class B (a) (b)	399	9,748
UnitedHealth Group, Inc.	14,573	2,057,708
Universal American Corp.	606	4,593
Universal Health Services, Inc. Class B	1,327	177,951
US Physical Therapy, Inc.	131	7,888
VCA, Inc. (a)	1,271	85,932
WellCare Health Plans, Inc. (a)	672	72,092

		8,992,336

HEALTH CARE TECHNOLOGY — 0.2%
Allscripts Healthcare Solutions, Inc. (a) (b)	2,592	32,918
athenahealth, Inc. (a) (b)	650	89,707
Cerner Corp. (a)	4,397	257,664
Computer Programs & Systems, Inc. (b)	131	5,230
HealthStream, Inc. (a)	340	9,017
HMS Holdings Corp. (a)	1,269	22,347
IMS Health Holdings, Inc. (a) (b)	1,966	49,858
Inovalon Holdings, Inc. Class A (a) (b)	408	7,348
Medidata Solutions, Inc. (a)	870	40,777
Omnicell, Inc. (a)	532	18,210
Quality Systems, Inc. (b)	606	7,217
Veeva Systems, Inc. Class A (a)	1,404	47,905
Vocera Communications, Inc. (a)	340	4,369

		592,567

HOTELS, RESTAURANTS & LEISURE — 2.0%
Aramark	3,791	126,695
Belmond, Ltd. Class A (a)	1,400	13,860
Biglari Holdings, Inc. (a)	58	23,394
BJ’s Restaurants, Inc. (a)	399	17,488
Bloomin’ Brands, Inc.	1,895	33,864
Bob Evans Farms, Inc.	395	14,990
Boyd Gaming Corp. (a)	872	16,045
Brinker International, Inc.	1,091	49,673
Buffalo Wild Wings, Inc. (a) (b)	266	36,961
Caesars Entertainment Corp. (a) (b)	532	4,091
Carnival Corp.	6,495	287,079
Cheesecake Factory, Inc.	787	37,886
Chipotle Mexican Grill, Inc. (a) (b)	471	189,700
Choice Hotels International, Inc. (b)	397	18,905
Churchill Downs, Inc.	205	25,904

See accompanying notes to financial statements.

SPDR Russell 3000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Chuy’s Holdings, Inc. (a) (b)	266	$9,206
ClubCorp Holdings, Inc.	692	8,996
Cracker Barrel Old Country Store, Inc. (b)	342	58,643
Darden Restaurants, Inc.	1,918	121,486
Dave & Buster’s Entertainment, Inc. (a) (b)	272	12,727
Del Frisco’s Restaurant Group, Inc. (a)	101	1,446
Denny’s Corp. (a)	1,403	15,054
Diamond Resorts International, Inc. (a) (b)	532	15,939
DineEquity, Inc.	266	22,552
Domino’s Pizza, Inc.	872	114,563
Dunkin’ Brands Group, Inc. (b)	1,607	70,097
Extended Stay America, Inc.	828	12,379
Fiesta Restaurant Group, Inc. (a)	340	7,415
Hilton Worldwide Holdings, Inc. (b)	7,768	175,013
Hyatt Hotels Corp. Class A (a)	350	17,199
International Game Technology PLC (b)	1,374	25,749
International Speedway Corp. Class A	397	13,280
Interval Leisure Group, Inc.	1,605	25,520
Jack in the Box, Inc.	582	50,005
Jamba, Inc. (a) (b)	266	2,737
Krispy Kreme Doughnuts, Inc. (a)	929	19,472
La Quinta Holdings, Inc. (a) (b)	1,415	16,131
Las Vegas Sands Corp.	5,753	250,198
Marcus Corp.	266	5,613
Marriott International, Inc. Class A (b)	3,037	201,839
Marriott Vacations Worldwide Corp. (b)	395	27,054
McDonald’s Corp.	13,654	1,643,122
MGM Resorts International (a)	7,380	167,009
Norwegian Cruise Line Holdings, Ltd. (a) (b)	2,486	99,042
Panera Bread Co. Class A (a) (b)	432	91,558
Papa John’s International, Inc. (b)	397	26,996
Penn National Gaming, Inc. (a)	1,020	14,229
Pinnacle Entertainment, Inc. (a)	872	9,662
Popeyes Louisiana Kitchen, Inc. (a)	399	21,801
Red Robin Gourmet Burgers, Inc. (a)	205	9,723
Royal Caribbean Cruises, Ltd.	2,689	180,566
Ruby Tuesday, Inc. (a)	868	3,134
Ruth’s Hospitality Group, Inc.	532	8,485
Scientific Games Corp. Class A (a) (b)	670	6,157
SeaWorld Entertainment, Inc. (b)	1,003	14,373
Six Flags Entertainment Corp.	929	53,836
Sonic Corp.	872	23,588
Speedway Motorsports, Inc.	101	1,793
Starbucks Corp.	22,552	1,288,170
Starwood Hotels & Resorts Worldwide, Inc.	2,499	184,801
Texas Roadhouse, Inc. (b)	868	39,581
Vail Resorts, Inc.	532	73,538
Wendy’s Co.	2,926	28,148
Wyndham Worldwide Corp.	2,026	144,312
Wynn Resorts, Ltd.	1,187	107,590
Yum! Brands, Inc.	5,988	496,525
Zoe’s Kitchen, Inc. (a)	272	9,865

		6,944,452

HOUSEHOLD DURABLES — 0.6%
Beazer Homes USA, Inc. (a) (b)	399	3,092
CalAtlantic Group, Inc.	1,095	40,197
Cavco Industries, Inc. (a)	135	12,650
CSS Industries, Inc.	135	3,619
D.R. Horton, Inc.	4,733	148,995
Ethan Allen Interiors, Inc. (b)	399	13,183
Garmin, Ltd.	1,811	76,823
GoPro, Inc. Class A (a) (b)	1,390	15,026
Harman International Industries, Inc.	1,039	74,621
Helen of Troy, Ltd. (a)	471	48,438
Hovnanian Enterprises, Inc. Class A (a) (b)	1,286	2,161
iRobot Corp. (a) (b)	397	13,927
KB Home	672	10,221
La-Z-Boy, Inc.	798	22,200
Leggett & Platt, Inc.	2,090	106,820
Lennar Corp. Class A	2,839	130,878
Libbey, Inc.	340	5,403
M/I Homes, Inc. (a)	399	7,513
MDC Holdings, Inc. (b)	606	14,750
Meritage Homes Corp. (a)	443	16,630
Mohawk Industries, Inc. (a)	916	173,820
NACCO Industries, Inc. Class A	118	6,608
Newell Brands, Inc.	6,853	332,850
NVR, Inc. (a)	58	103,260
PulteGroup, Inc.	5,656	110,235
Taylor Morrison Home Corp. Class A (a)	471	6,990
Tempur Sealy International, Inc. (a) (b)	868	48,018
Toll Brothers, Inc. (a) (b)	2,818	75,832
TopBuild Corp. (a)	580	20,996
TRI Pointe Group, Inc. (a)	1,883	22,257
Tupperware Brands Corp. (b)	798	44,911
Universal Electronics, Inc. (a)	205	14,817
Whirlpool Corp.	1,192	198,635
William Lyon Homes Class A (a) (b)	205	3,305

		1,929,681

HOUSEHOLD PRODUCTS — 1.7%
Central Garden & Pet Co. Class A (a)	582	12,635
Church & Dwight Co., Inc.	2,025	208,352
Clorox Co.	1,932	267,370
Colgate-Palmolive Co.	13,890	1,016,748
Energizer Holdings, Inc.	1,000	51,490
HRG Group, Inc. (a)	1,136	15,597
Kimberly-Clark Corp.	5,485	754,078
Procter & Gamble Co.	41,734	3,533,618
Spectrum Brands Holdings, Inc. (b)	340	40,566
WD-40 Co.	205	24,077

		5,924,531

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.1%
AES Corp.	10,619	132,525
Atlantic Power Corp.	1,724	4,276
Atlantica Yield PLC (b)	408	7,581
Calpine Corp. (a)	5,837	86,096
Dynegy, Inc. (a) (b)	2,154	37,135
NRG Energy, Inc.	4,689	70,288

See accompanying notes to financial statements.

SPDR Russell 3000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

NRG Yield, Inc. Class A	525	$7,990
NRG Yield, Inc. Class C	354	5,519
Ormat Technologies, Inc.	532	23,280
Pattern Energy Group, Inc. (b)	606	13,920
Talen Energy Corp. (a)	1,228	16,639
TerraForm Power, Inc. Class A (b)	1,084	11,816

		417,065

INDUSTRIAL CONGLOMERATES — 2.2%
3M Co.	9,155	1,603,223
Carlisle Cos., Inc.	929	98,177
Danaher Corp.	9,388	948,188
General Electric Co.	142,791	4,495,061
Raven Industries, Inc. (b)	518	9,811
Roper Technologies, Inc.	1,483	252,940

		7,407,400

INSURANCE — 2.9%
Aflac, Inc.	6,248	450,856
Alleghany Corp. (a)	266	146,188
Allied World Assurance Co. Holdings AG	1,607	56,470
Allstate Corp.	6,182	432,431
Ambac Financial Group, Inc. (a)	663	10,913
American Equity Investment Life Holding Co. (b)	929	13,238
American Financial Group, Inc.	1,134	83,837
American International Group, Inc.	17,509	926,051
American National Insurance Co.	135	15,275
AMERISAFE, Inc.	266	16,284
AmTrust Financial Services, Inc. (b)	1,140	27,930
Aon PLC	4,219	460,841
Arch Capital Group, Ltd. (a)	1,932	139,104
Argo Group International Holdings, Ltd.	480	24,912
Arthur J Gallagher & Co.	2,379	113,240
Aspen Insurance Holdings, Ltd.	929	43,087
Assurant, Inc.	1,088	93,905
Assured Guaranty, Ltd.	2,856	72,457
Axis Capital Holdings, Ltd.	1,724	94,820
Baldwin & Lyons, Inc. Class B	131	3,230
Brown & Brown, Inc.	1,724	64,598
Chubb, Ltd.	7,194	940,328
Cincinnati Financial Corp.	2,368	177,339
Citizens, Inc. (a) (b)	582	4,423
CNA Financial Corp.	399	12,537
CNO Financial Group, Inc.	3,259	56,902
eHealth, Inc. (a)	206	2,888
Employers Holdings, Inc.	471	13,668
Endurance Specialty Holdings, Ltd.	1,307	87,778
Enstar Group, Ltd. (a)	131	21,221
Erie Indemnity Co. Class A	399	39,637
Everest Re Group, Ltd.	758	138,464
FBL Financial Group, Inc. Class A	135	8,190
First American Financial Corp.	1,607	64,634
FNF Group	4,031	151,162
Genworth Financial, Inc. Class A (a) (b)	7,227	18,646
Global Indemnity PLC (a)	131	3,606
Greenlight Capital Re, Ltd. Class A (a)	397	8,004

Hanover Insurance Group, Inc.	609	51,534
Hartford Financial Services Group, Inc.	6,666	295,837
HCI Group, Inc. (b)	131	3,574
Horace Mann Educators Corp.	606	20,477
Infinity Property & Casualty Corp.	131	10,566
Kemper Corp.	663	20,540
Lincoln National Corp.	3,955	153,335
Loews Corp.	4,775	196,205
Maiden Holdings, Ltd. (b)	737	9,021
Markel Corp. (a)	205	195,320
Marsh & McLennan Cos., Inc.	8,114	555,484
MBIA, Inc. (a)	2,108	14,398
Mercury General Corp. (b)	399	21,211
MetLife, Inc.	14,138	563,117
National General Holdings Corp.	556	11,909
National Interstate Corp.	135	4,084
National Western Life Group, Inc. Class A	74	14,450
Navigators Group, Inc.	131	12,048
Old Republic International Corp.	3,827	73,823
OneBeacon Insurance Group, Ltd. Class A	340	4,692
Primerica, Inc. (b)	872	49,913
Principal Financial Group, Inc.	4,153	170,730
ProAssurance Corp.	909	48,677
Progressive Corp.	8,856	296,676
Prudential Financial, Inc.	6,902	492,389
Reinsurance Group of America, Inc.	1,048	101,645
RenaissanceRe Holdings, Ltd.	792	93,012
RLI Corp.	601	41,337
Safety Insurance Group, Inc.	205	12,624
Selective Insurance Group, Inc.	798	30,492
State Auto Financial Corp.	205	4,492
Stewart Information Services Corp.	316	13,086
Third Point Reinsurance, Ltd. (a) (b)	872	10,220
Torchmark Corp.	2,005	123,949
Travelers Cos., Inc.	4,523	538,418
United Fire Group, Inc.	340	14,426
Universal Insurance Holdings, Inc.	397	7,376
Unum Group	3,911	124,331
Validus Holdings, Ltd.	1,540	74,829
White Mountains Insurance Group, Ltd.	91	76,622
WR Berkley Corp.	1,613	96,651
XL Group PLC Class A	4,785	159,388

		9,852,002

INTERNET & CATALOG RETAIL — 1.9%
Amazon.com, Inc. (a)	5,991	4,287,279
Blue Nile, Inc.	131	3,587
Expedia, Inc.	1,855	197,187
FTD Cos., Inc. (a)	297	7,413
Groupon, Inc. (a) (b)	6,132	19,929
HSN, Inc. (b)	533	26,080
Lands’ End, Inc. (a) (b)	222	3,645
Liberty Interactive Corp. QVC Group Class A (a)	8,068	204,685
Liberty TripAdvisor Holdings, Inc. Class A Class A (a)	1,271	27,810

See accompanying notes to financial statements.

SPDR Russell 3000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Liberty Ventures Series A (a)	2,378	$88,152
Netflix, Inc. (a)	6,449	589,955
Nutrisystem, Inc.	397	10,068
Overstock.com, Inc. (a)	101	1,627
PetMed Express, Inc. (b)	340	6,378
Priceline Group, Inc. (a)	791	987,492
Shutterfly, Inc. (a)	606	28,246
Travelport Worldwide, Ltd.	1,519	19,580
TripAdvisor, Inc. (a) (b)	1,921	123,520
Wayfair, Inc. Class A Class A (a) (b)	272	10,608

		6,643,241

INTERNET SOFTWARE & SERVICES — 3.8%
2U, Inc. (a) (b)	408	11,999
Actua Corp. (a)	606	5,472
Akamai Technologies, Inc. (a) (b)	2,537	141,894
Alphabet, Inc. Class A (a)	4,547	3,198,951
Alphabet, Inc. Class C (a)	4,574	3,165,665
Angie’s List, Inc. (a)	1,199	7,805
Bankrate, Inc. (a)	663	4,959
Bazaarvoice, Inc. (a)	513	2,057
Benefitfocus, Inc. (a) (b)	401	15,286
Blucora, Inc. (a)	606	6,278
Brightcove, Inc. (a)	307	2,702
ChannelAdvisor Corp. (a) (b)	1,003	14,533
Cimpress NV (a)	471	43,558
comScore, Inc. (a) (b)	688	16,429
Cornerstone OnDemand, Inc. (a)	606	23,064
CoStar Group, Inc. (a)	533	116,546
Cvent, Inc. (a)	532	19,003
Demandware, Inc. (a)	602	45,090
DHI Group, Inc. (a)	606	3,775
EarthLink Holdings Corp.	6,710	42,944
eBay, Inc. (a)	16,563	387,740
Endurance International Group Holdings, Inc. (a)	828	7,444
Envestnet, Inc. (a) (b)	670	22,318
Facebook, Inc. Class A (a)	34,802	3,977,173
GoDaddy, Inc. Class A Class A (a)	408	12,726
Gogo, Inc. (a) (b)	872	7,316
GrubHub, Inc. (a) (b)	1,100	34,177
IAC/InterActiveCorp	1,139	64,126
inContact, Inc. (a)	896	12,410
Intralinks Holdings, Inc. (a)	606	3,939
j2 Global, Inc. (b)	663	41,882
Limelight Networks, Inc. (a)	6,610	9,849
LinkedIn Corp. Class A (a)	1,818	344,056
Liquidity Services, Inc. (a)	309	2,423
LivePerson, Inc. (a)	775	4,914
LogMeIn, Inc. (a)	399	25,309
Marketo, Inc. (a)	606	21,101
Monster Worldwide, Inc. (a)	1,708	4,082
NIC, Inc.	929	20,382
Pandora Media, Inc. (a) (b)	3,032	37,748
QuinStreet, Inc. (a)	8,336	29,593
Quotient Technology, Inc. (a)	1,452	19,471
Rackspace Hosting, Inc. (a) (b)	1,589	33,147
RetailMeNot, Inc. (a)	471	3,631
SciQuest, Inc. (a)	340	6,004
Shutterstock, Inc. (a) (b)	135	6,183

SPS Commerce, Inc. (a)	205	12,423
Stamps.com, Inc. (a)	205	17,921
TechTarget, Inc. (a)	1,852	15,001
Twitter, Inc. (a) (b)	9,776	165,312
VeriSign, Inc. (a) (b)	1,502	129,863
Web.com Group, Inc. (a)	582	10,581
WebMD Health Corp. (a) (b)	799	46,430
XO Group, Inc. (a)	399	6,955
Yahoo!, Inc. (a)	13,917	522,723
Yelp, Inc. (a)	740	22,466
Zillow Group, Inc. Class A (a)	650	23,823
Zillow Group, Inc. Class C Class C (a)	1,285	46,620

		13,047,272

IT SERVICES — 3.7%
Accenture PLC Class A	9,724	1,101,632
Acxiom Corp. (a)	1,136	24,981
Alliance Data Systems Corp. (a)	1,011	198,075
Amdocs, Ltd.	2,406	138,874
Automatic Data Processing, Inc.	7,150	656,870
Black Knight Financial Services, Inc. Class A (a) (b)	532	20,003
Blackhawk Network Holdings, Inc. (a)	830	27,797
Booz Allen Hamilton Holding Corp.	1,803	53,441
Broadridge Financial Solutions, Inc.	1,749	114,035
CACI International, Inc. Class A (a)	340	30,739
Cardtronics, Inc. (a)	663	26,394
Cass Information Systems, Inc. (b)	131	6,773
Cognizant Technology Solutions Corp. Class A (a)	9,217	527,581
Computer Sciences Corp.	2,227	110,571
Convergys Corp. (b)	1,535	38,375
CoreLogic, Inc. (a)	1,400	53,872
CSG Systems International, Inc.	471	18,986
CSRA, Inc.	2,227	52,179
DST Systems, Inc.	604	70,324
EPAM Systems, Inc. (a)	748	48,104
Euronet Worldwide, Inc. (a)	737	50,993
EVERTEC, Inc.	929	14,437
ExlService Holdings, Inc. (a)	471	24,685
Fidelity National Information Services, Inc.	5,040	371,347
First Data Corp. Class A (a)	4,803	53,169
Fiserv, Inc. (a)	3,558	386,861
FleetCor Technologies, Inc. (a)	1,328	190,077
Forrester Research, Inc.	205	7,556
Gartner, Inc. (a)	1,403	136,666
Genpact, Ltd. (a)	2,460	66,026
Global Payments, Inc.	2,627	187,515
International Business Machines Corp.	13,610	2,065,726
Jack Henry & Associates, Inc.	1,260	109,960
Leidos Holdings, Inc.	1,020	48,827
ManTech International Corp. Class A	399	15,090
MasterCard, Inc. Class A	15,164	1,335,342
MAXIMUS, Inc.	1,003	55,536
MoneyGram International, Inc. (a)	260	1,781
NeuStar, Inc. Class A (a) (b)	929	21,841
Paychex, Inc. (b)	4,779	284,351
PayPal Holdings, Inc. (a)	18,439	673,208
Perficient, Inc. (a)	471	9,566

See accompanying notes to financial statements.

SPDR Russell 3000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Sabre Corp.	3,227	$86,451
Science Applications International Corp.	611	35,652
ServiceSource International, Inc. (a) (b)	868	3,498
Sykes Enterprises, Inc. (a)	606	17,550
Syntel, Inc. (a)	397	17,968
TeleTech Holdings, Inc.	340	9,224
Teradata Corp. (a)	2,424	60,770
Total System Services, Inc.	2,380	126,402
Unisys Corp. (a) (b)	652	4,747
Vantiv, Inc. Class A (a)	2,274	128,708
Virtusa Corp. (a)	340	9,819
Visa, Inc. Class A	29,592	2,194,839
Western Union Co. (b)	8,215	157,564
WEX, Inc. (a)	606	53,734
Xerox Corp.	18,018	170,991

		12,508,083

LEISURE EQUIPMENT & PRODUCTS — 0.2%
Arctic Cat, Inc. (b)	205	3,485
Brunswick Corp.	1,357	61,499
Callaway Golf Co.	1,065	10,874
Hasbro, Inc.	1,679	141,019
JAKKS Pacific, Inc. (a) (b)	206	1,629
Mattel, Inc.	5,093	159,360
Nautilus, Inc. (a)	471	8,403
Performance Sports Group, Ltd. (a) (b)	532	1,596
Polaris Industries, Inc. (b)	929	75,955
Smith & Wesson Holding Corp. (a) (b)	929	25,250
Sturm Ruger & Co., Inc.	266	17,027
Vista Outdoor, Inc. (a)	930	44,389

		550,486

LIFE SCIENCES TOOLS & SERVICES — 0.7%
Agilent Technologies, Inc.	5,137	227,877
Albany Molecular Research, Inc. (a)	340	4,570
Bio-Rad Laboratories, Inc. Class A (a)	340	48,627
Bio-Techne Corp.	538	60,670
Bruker Corp.	1,589	36,134
Cambrex Corp. (a)	397	20,537
Charles River Laboratories International, Inc. (a)	743	61,253
Fluidigm Corp. (a) (b)	399	3,603
Illumina, Inc. (a)	2,190	307,432
INC Research Holdings, Inc. Class A (a)	600	22,878
Luminex Corp. (a)	532	10,762
Mettler-Toledo International, Inc. (a)	473	172,607
PAREXEL International Corp. (a)	872	54,831
PerkinElmer, Inc.	1,633	85,602
PRA Health Sciences, Inc. (a)	272	11,359
QIAGEN NV (a)	3,387	73,870
Quintiles Transnational Holdings, Inc. (a)	1,144	74,726
Thermo Fisher Scientific, Inc.	6,081	898,529
VWR Corp. (a)	692	19,999
Waters Corp. (a)	1,279	179,891

		2,375,757

MACHINERY — 1.6%
Actuant Corp. Class A	1,065	24,080
AGCO Corp.	1,448	68,244
Alamo Group, Inc.	135	8,906
Albany International Corp. Class A	397	15,852
Allison Transmission Holdings, Inc.	2,683	75,741
Altra Industrial Motion Corp.	397	10,711
American Railcar Industries, Inc.	131	5,171
Astec Industries, Inc.	340	19,091
Barnes Group, Inc.	798	26,430
Briggs & Stratton Corp.	663	14,042
Caterpillar, Inc. (b)	8,913	675,694
Chart Industries, Inc. (a)	536	12,934
CIRCOR International, Inc.	266	15,159
CLARCOR, Inc.	751	45,683
Colfax Corp. (a)	1,611	42,627
Columbus McKinnon Corp.	266	3,764
Crane Co.	707	40,101
Cummins, Inc.	2,465	277,165
Deere & Co.	4,900	397,096
Donaldson Co., Inc.	2,154	74,011
Douglas Dynamics, Inc. (b)	340	8,748
Dover Corp.	2,558	177,321
EnPro Industries, Inc.	758	33,648
ESCO Technologies, Inc.	399	15,936
Federal Signal Corp.	955	12,300
Flowserve Corp.	2,147	96,980
Franklin Electric Co., Inc.	663	21,912
FreightCar America, Inc.	101	1,419
Gorman-Rupp Co.	265	7,264
Graco, Inc.	927	73,224
Graham Corp.	101	1,860
Greenbrier Cos., Inc. (b)	399	11,623
Harsco Corp.	1,153	7,656
Hillenbrand, Inc.	798	23,972
Hurco Cos., Inc.	135	3,757
Hyster-Yale Materials Handling, Inc.	149	8,864
IDEX Corp.	1,240	101,804
Illinois Tool Works, Inc.	4,609	480,073
Ingersoll-Rand PLC	4,262	271,404
ITT, Inc.	1,326	42,405
John Bean Technologies Corp.	441	26,998
Joy Global, Inc.	1,567	33,126
Kadant, Inc.	131	6,748
Kennametal, Inc. (b)	1,134	25,073
Lincoln Electric Holdings, Inc.	1,232	72,787
Lindsay Corp. (b)	205	13,911
Lydall, Inc. (a)	266	10,257
Manitowoc Co., Inc.	1,926	10,497
Manitowoc Foodservice, Inc. (a)	1,926	33,936
Meritor, Inc. (a)	1,458	10,498
Middleby Corp. (a)	932	107,413
Mueller Industries, Inc.	871	27,767
Mueller Water Products, Inc. Class A	2,280	26,038
Navistar International Corp. (a) (b)	823	9,621
Nordson Corp.	929	77,674
Oshkosh Corp.	1,323	63,120
PACCAR, Inc.	5,294	274,600
Parker-Hannifin Corp.	2,186	236,197

See accompanying notes to financial statements.

SPDR Russell 3000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Pentair PLC	2,945	$171,664
Proto Labs, Inc. (a) (b)	266	15,311
RBC Bearings, Inc. (a)	340	24,650
Rexnord Corp. (a)	1,138	22,339
Snap-on, Inc.	872	137,619
SPX Corp. (b)	699	10,380
SPX FLOW, Inc. (a)	699	18,223
Standex International Corp.	205	16,939
Stanley Black & Decker, Inc.	2,407	267,707
Sun Hydraulics Corp. (b)	340	10,095
Tennant Co.	266	14,329
Terex Corp.	1,610	32,699
Timken Co.	1,064	32,622
Titan International, Inc.	798	4,948
Toro Co.	872	76,910
TriMas Corp. (a)	801	14,418
Trinity Industries, Inc.	2,335	43,361
Wabash National Corp. (a) (b)	1,003	12,738
WABCO Holdings, Inc. (a)	845	77,377
Wabtec Corp. (b)	1,400	98,322
Watts Water Technologies, Inc. Class A	392	22,838
Woodward, Inc.	1,003	57,813
Xylem, Inc.	2,720	121,448

		5,625,683

MARINE — 0.0% (d)
Kirby Corp. (a)	872	54,404
Matson, Inc.	582	18,793

		73,197

MEDIA — 3.0%
AMC Entertainment Holdings, Inc. Class A	266	7,344
AMC Networks, Inc. Class A (a)	874	52,807
Cable One, Inc.	74	37,844
Carmike Cinemas, Inc. (a)	266	8,012
CBS Corp. Class B	6,277	341,720
Central European Media Enterprises, Ltd. Class A (a) (b)	1,136	2,397
Charter Communications, Inc. Class A (a)	3,093	707,184
Cinemark Holdings, Inc.	1,666	60,742
Clear Channel Outdoor Holdings, Inc. Class A (b)	456	2,836
Comcast Corp. Class A	37,426	2,439,801
Discovery Communications, Inc. Class A (a)	2,375	59,921
Discovery Communications, Inc. Class C (a)	4,420	105,417
DISH Network Corp. Class A (a)	3,327	174,335
DreamWorks Animation SKG, Inc. Class A (a)	1,136	46,428
Entercom Communications Corp. Class A	399	5,414
Entravision Communications Corp. Class A	798	5,363
Eros International PLC (a) (b)	665	10,820
EW Scripps Co. Class A (a)	799	12,656
Gannett Co., Inc.	1,679	23,187

Global Eagle Entertainment, Inc. (a)	1,724	11,447
Gray Television, Inc. (a)	737	7,997
IMAX Corp. (a) (b)	964	28,419
Interpublic Group of Cos., Inc.	6,288	145,253
John Wiley & Sons, Inc. Class A	663	34,595
Liberty Braves Group Class A (a) (b)	144	2,166
Liberty Braves Group Class C (a) (b)	503	7,374
Liberty Broadband Corp. Class A (a)	363	21,562
Liberty Broadband Corp. Class C (a)	1,629	97,740
Liberty Media Group Class A (a)	365	6,986
Liberty Media Group Class C (a) (b)	715	13,564
Liberty SiriusXM Group Class A (a)	1,482	46,476
Liberty SiriusXM Group Class C (a)	2,882	88,967
Lions Gate Entertainment Corp. (b)	1,196	24,195
Live Nation Entertainment, Inc. (a) (b)	2,026	47,611
Loral Space & Communications, Inc. (a)	205	7,230
Madison Square Garden Co. Class A (a)	295	50,891
MDC Partners, Inc. Class A	529	9,675
Media General, Inc. (a)	1,230	21,144
Meredith Corp.	532	27,616
MSG Networks, Inc. Class A (a)	874	13,407
National CineMedia, Inc.	872	13,499
New Media Investment Group, Inc.	692	12,504
New York Times Co. Class A	1,800	21,780
News Corp. Class A	7,283	82,662
News Corp. Class B	1,792	20,913
Nexstar Broadcasting Group, Inc. Class A (b)	397	18,889
Omnicom Group, Inc. (b)	3,956	322,374
Regal Entertainment Group Class A (b)	1,196	26,360
Scholastic Corp. (b)	399	15,804
Scripps Networks Interactive, Inc. Class A (b)	1,621	100,940
Sinclair Broadcast Group, Inc. Class A (b)	1,003	29,950
Sirius XM Holdings, Inc. (a) (b)	34,132	134,821
Starz Class A (a) (b)	1,749	52,330
TEGNA, Inc.	3,367	78,013
Thomson Reuters Corp.	4,669	188,721
Time Warner, Inc.	12,465	916,676
Time, Inc.	1,665	27,406
Tribune Media Co. Class A (b)	1,236	48,427
Twenty-First Century Fox, Inc. Class A	17,160	464,178
Twenty-First Century Fox, Inc. Class B	7,154	194,947
Viacom, Inc. Class B	5,211	216,100
Walt Disney Co.	25,161	2,461,249
World Wrestling Entertainment, Inc. Class A (b)	397	7,309

		10,274,395

METALS & MINING — 0.5%
AK Steel Holding Corp. (a) (b)	1,937	9,026
Alcoa, Inc.	19,164	177,650
Allegheny Technologies, Inc. (b)	1,541	19,648
Carpenter Technology Corp. (b)	663	21,833

See accompanying notes to financial statements.

SPDR Russell 3000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Century Aluminum Co. (a)	732	$4,634
Cliffs Natural Resources, Inc. (a) (b)	2,275	12,899
Coeur Mining, Inc. (a)	1,523	16,235
Commercial Metals Co. (b)	1,722	29,102
Compass Minerals International, Inc. (b)	471	34,943
Ferroglobe PLC	929	7,999
Freeport-McMoRan, Inc.	19,552	217,809
Haynes International, Inc.	131	4,202
Hecla Mining Co. (b)	4,864	24,806
Kaiser Aluminum Corp.	266	24,049
Materion Corp.	340	8,418
Newmont Mining Corp.	8,416	329,234
Nucor Corp.	4,682	231,338
Reliance Steel & Aluminum Co.	1,146	88,127
Royal Gold, Inc. (b)	934	67,267
Schnitzer Steel Industries, Inc. Class A	410	7,216
Southern Copper Corp.	2,332	62,917
Steel Dynamics, Inc.	3,247	79,552
Stillwater Mining Co. (a) (b)	1,724	20,447
SunCoke Energy, Inc.	1,013	5,896
Tahoe Resources, Inc.	4,085	61,152
TimkenSteel Corp.	648	6,234
United States Steel Corp. (b)	2,108	35,541
Worthington Industries, Inc.	749	31,683

		1,639,857

MULTI-UTILITIES — 1.1%
Ameren Corp.	3,567	191,120
Avista Corp.	1,267	56,762
Black Hills Corp.	582	36,689
CenterPoint Energy, Inc.	6,268	150,432
CMS Energy Corp.	3,934	180,413
Consolidated Edison, Inc.	4,745	381,688
Dominion Resources, Inc.	9,508	740,958
DTE Energy Co.	2,798	277,338
MDU Resources Group, Inc.	3,584	86,016
NiSource, Inc.	5,258	139,442
NorthWestern Corp.	872	54,997
Public Service Enterprise Group, Inc.	7,820	364,490
SCANA Corp.	2,335	176,666
Sempra Energy	3,873	441,600
TECO Energy, Inc.	4,683	129,438
Unitil Corp.	1,012	43,182
Vectren Corp.	1,196	62,993
WEC Energy Group, Inc.	4,910	320,623

		3,834,847

MULTILINE RETAIL — 0.6%
Big Lots, Inc. (b)	838	41,992
Dillard’s, Inc. Class A Class A (b)	364	22,058
Dollar General Corp.	4,392	412,848
Dollar Tree, Inc. (a)	3,603	339,547
Fred’s, Inc. Class A (b)	532	8,571
JC Penney Co., Inc. (a) (b)	4,400	39,072
Kohl’s Corp.	3,324	126,046
Macy’s, Inc.	5,045	169,562
Nordstrom, Inc. (b)	2,115	80,476
Sears Holdings Corp. (a)	622	8,465
Target Corp.	9,510	663,988

Tuesday Morning Corp. (a)	582	4,086

		1,916,711

OIL, GAS & CONSUMABLE FUELS — 5.7%
Adams Resources & Energy, Inc.	35	1,348
Alon USA Energy, Inc. (b)	340	2,203
Anadarko Petroleum Corp.	7,854	418,226
Antero Resources Corp. (a) (b)	2,535	65,859
Apache Corp.	5,782	321,884
Bill Barrett Corp. (a) (b)	737	4,709
Cabot Oil & Gas Corp.	7,059	181,699
California Resources Corp.	581	7,088
Callon Petroleum Co. (a)	1,900	21,337
Carrizo Oil & Gas, Inc. (a) (b)	878	31,476
Cheniere Energy, Inc. (a)	3,539	132,889
Chesapeake Energy Corp. (a)	8,476	36,277
Chevron Corp.	29,190	3,059,988
Cimarex Energy Co.	1,373	163,826
Clayton Williams Energy, Inc. (a) (b)	89	2,444
Clean Energy Fuels Corp. (a) (b)	1,003	3,480
Cobalt International Energy, Inc. (a) (b)	5,129	6,873
Columbia Pipeline Group, Inc.	6,451	164,436
Concho Resources, Inc. (a)	1,934	230,668
ConocoPhillips	19,205	837,338
CONSOL Energy, Inc. (b)	3,339	53,725
Continental Resources, Inc. (a) (b)	1,185	53,645
CVR Energy, Inc. (b)	205	3,178
Delek US Holdings, Inc.	868	11,466
Denbury Resources, Inc.	5,435	19,512
Devon Energy Corp.	8,048	291,740
DHT Holdings, Inc.	1,374	6,911
Diamondback Energy, Inc. (a)	1,011	92,213
Energen Corp.	1,585	76,413
EOG Resources, Inc.	8,529	711,489
EP Energy Corp. Class A (a) (b)	890	4,610
EQT Corp.	2,699	208,984
EXCO Resources, Inc. (a) (b)	1,953	2,539
Exxon Mobil Corp.	64,477	6,044,074
GasLog, Ltd.	399	5,179
Golar LNG, Ltd.	1,277	19,794
Green Plains, Inc.	399	7,868
Gulfport Energy Corp. (a)	1,978	61,832
Hess Corp.	4,217	253,442
HollyFrontier Corp.	3,011	71,572
Kinder Morgan, Inc.	29,832	558,455
Kosmos Energy, Ltd. (a) (b)	3,918	21,353
Laredo Petroleum, Inc. (a)	2,290	23,999
Marathon Oil Corp.	13,100	196,631
Marathon Petroleum Corp.	8,017	304,325
Matador Resources Co. (a) (b)	1,565	30,987
Memorial Resource Development Corp. (a)	1,623	25,773
Murphy Oil Corp. (b)	2,807	89,122
Newfield Exploration Co. (a)	3,080	136,074
Noble Energy, Inc.	6,530	234,231
Nordic American Tankers, Ltd. (b)	929	12,904
Northern Oil and Gas, Inc. (a) (b)	929	4,292
Oasis Petroleum, Inc. (a) (b)	3,286	30,691
Occidental Petroleum Corp.	11,759	888,510

See accompanying notes to financial statements.

SPDR Russell 3000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

ONEOK, Inc.	2,993	$142,018
Panhandle Oil and Gas, Inc. Class A	867	14,453
Parsley Energy, Inc. Class A (a)	2,302	62,292
PBF Energy, Inc. Class A	1,400	33,292
PDC Energy, Inc. (a)	612	35,257
Phillips 66	6,942	550,778
Pioneer Natural Resources Co.	2,587	391,180
QEP Resources, Inc.	3,501	61,723
Range Resources Corp.	2,418	104,313
Renewable Energy Group, Inc. (a) (b)	340	3,002
REX American Resources Corp. (a) (b)	135	8,077
Rice Energy, Inc. (a)	1,864	41,083
RSP Permian, Inc. (a)	1,018	35,518
Sanchez Energy Corp. (a) (b)	827	5,839
Scorpio Tankers, Inc.	3,328	13,978
SemGroup Corp. Class A	582	18,950
Ship Finance International, Ltd. (b)	737	10,863
SM Energy Co. (b)	957	25,839
Southwestern Energy Co. (a)	5,739	72,197
Spectra Energy Corp.	10,799	395,567
Synergy Resources Corp. (a)	1,537	10,236
Targa Resources Corp.	2,625	110,618
Teekay Corp. (b)	606	4,321
Teekay Tankers, Ltd. Class A (b)	1,459	4,348
Tesoro Corp.	2,016	151,039
Valero Energy Corp.	7,225	368,475
Western Refining, Inc.	1,198	24,715
Whiting Petroleum Corp. (a)	3,381	31,308
Williams Cos., Inc.	11,057	239,163
World Fuel Services Corp.	1,065	50,577
WPX Energy, Inc. (a)	2,943	27,399

		19,299,999

PAPER & FOREST PRODUCTS — 0.1%
Boise Cascade Co. (a)	613	14,068
Clearwater Paper Corp. (a)	340	22,226
Deltic Timber Corp. (b)	131	8,794
Domtar Corp.	968	33,890
KapStone Paper and Packaging Corp.	1,136	14,779
Louisiana-Pacific Corp. (a)	2,099	36,418
Neenah Paper, Inc.	205	14,836
PH Glatfelter Co.	582	11,384
Schweitzer-Mauduit International, Inc.	471	16,617

		173,012

PERSONAL PRODUCTS — 0.2%
Avon Products, Inc. (b)	6,374	24,094
Coty, Inc. Class A (b)	1,277	33,189
Edgewell Personal Care Co. (a)	1,000	84,410
Elizabeth Arden, Inc. (a)	399	5,490
Estee Lauder Cos., Inc. Class A	3,406	310,014
Herbalife, Ltd. (a) (b)	1,265	74,040
Inter Parfums, Inc.	266	7,600
Medifast, Inc.	205	6,820
Nu Skin Enterprises, Inc. Class A	872	40,278
Revlon, Inc. Class A (a)	131	4,216
USANA Health Sciences, Inc. (a) (b)	135	15,043

		605,194

PHARMACEUTICALS — 4.9%
Akorn, Inc. (a) (b)	1,404	39,993
Allergan PLC (a)	6,175	1,426,981

Bristol-Myers Squibb Co.	25,929	1,907,078
Catalent, Inc. (a)	1,264	29,059
Cempra, Inc. (a) (b)	408	6,728
Depomed, Inc. (a) (b)	872	17,109
Eli Lilly & Co.	14,965	1,178,494
Endo International PLC (a) (b)	3,424	53,380
Horizon Pharma PLC (a)	2,500	41,175
Impax Laboratories, Inc. (a) (b)	1,003	28,906
Innoviva, Inc. (b)	1,355	14,268
Intra-Cellular Therapies, Inc. (a) (b)	532	20,652
Johnson & Johnson	42,647	5,173,081
Lannett Co., Inc. (a)	266	6,328
Mallinckrodt PLC (a)	1,721	104,602
Medicines Co. (a)	1,151	38,708
Merck & Co., Inc.	42,951	2,474,407
Mylan NV (a)	6,770	292,735
Nektar Therapeutics (a) (b)	2,601	37,012
Omeros Corp. (a) (b)	556	5,849
Pacira Pharmaceuticals, Inc. (a)	533	17,978
Perrigo Co. PLC (b)	2,265	205,368
Pfizer, Inc.	93,238	3,282,910
Phibro Animal Health Corp. Class A (b)	266	4,964
Prestige Brands Holdings, Inc. (a)	737	40,830
Relypsa, Inc. (a) (b)	1,879	34,762
Revance Therapeutics, Inc. (a) (b)	266	3,618
Sagent Pharmaceuticals, Inc. (a)	266	3,985
SciClone Pharmaceuticals, Inc. (a)	798	10,422
Tetraphase Pharmaceuticals, Inc. (a)	318	1,367
TherapeuticsMD, Inc. (a) (b)	4,337	36,864
Theravance Biopharma, Inc. (a) (b)	395	8,963
XenoPort, Inc. (a)	582	4,097
Zoetis, Inc.	7,290	345,983

		16,898,656

PROFESSIONAL SERVICES — 0.4%
Acacia Research Corp.	737	3,243
Advisory Board Co. (a)	532	18,828
Barrett Business Services, Inc.	135	5,578
CBIZ, Inc. (a)	606	6,309
CEB, Inc.	471	29,051
CRA International, Inc. (a)	101	2,547
Dun & Bradstreet Corp.	604	73,591
Equifax, Inc.	1,768	227,011
Exponent, Inc.	398	23,247
FTI Consulting, Inc. (a)	606	24,652
Heidrick & Struggles International, Inc.	1,459	24,628
Huron Consulting Group, Inc. (a)	340	20,543
ICF International, Inc. (a)	266	10,879
IHS, Inc. Class A (a)	1,010	116,766
Insperity, Inc.	340	26,258
Kelly Services, Inc. Class A	397	7,531
Kforce, Inc.	397	6,705
Korn/Ferry International	737	15,256
ManpowerGroup, Inc.	1,097	70,581
Mistras Group, Inc. (a)	205	4,893
Navigant Consulting, Inc. (a)	737	11,903
Nielsen Holdings PLC	5,497	285,679
On Assignment, Inc. (a)	663	24,498

See accompanying notes to financial statements.

SPDR Russell 3000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Resources Connection, Inc.	606	$8,957
Robert Half International, Inc.	2,101	80,174
RPX Corp. (a)	471	4,319
TransUnion (a)	532	17,790
TriNet Group, Inc. (a)	556	11,559
TrueBlue, Inc. (a)	606	11,466
Verisk Analytics, Inc. (a)	2,532	205,295
WageWorks, Inc. (a)	659	39,415

		1,419,152

REAL ESTATE INVESTMENT TRUSTS (REITS) — 4.5%
Acadia Realty Trust (b)	798	28,345
AG Mortgage Investment Trust, Inc. REIT	397	5,733
Agree Realty Corp.	348	16,788
Alexander’s, Inc. REIT	74	30,283
Alexandria Real Estate Equities, Inc. (b)	1,065	110,249
Altisource Residential Corp. REIT (b)	889	8,170
American Assets Trust, Inc.	490	20,796
American Campus Communities, Inc.	2,047	108,225
American Capital Agency Corp.	5,661	112,201
American Capital Mortgage Investment Corp. REIT	872	13,769
American Homes 4 Rent Class A	2,269	46,469
American Tower Corp. REIT	6,478	735,966
Annaly Capital Management, Inc. (b)	13,934	154,249
Anworth Mortgage Asset Corp. REIT	2,140	10,058
Apartment Investment & Management Co. Class A REIT	2,138	94,414
Apollo Commercial Real Estate Finance, Inc. REIT	533	8,565
Apollo Residential Mortgage, Inc. REIT	471	6,311
Apple Hospitality REIT, Inc. (b)	2,756	51,840
Armada Hoffler Properties, Inc. REIT	503	6,911
ARMOUR Residential REIT, Inc. (b)	688	13,760
Ashford Hospitality Prime, Inc.	121	1,711
Ashford Hospitality Trust, Inc.	774	4,156
AvalonBay Communities, Inc. REIT	2,046	369,078
Boston Properties, Inc. REIT	2,338	308,382
Brandywine Realty Trust	2,332	39,178
Brixmor Property Group, Inc.	2,622	69,378
Camden Property Trust	1,265	111,851
Capstead Mortgage Corp.	1,500	14,550
Care Capital Properties, Inc.	1,189	31,164
CareTrust REIT, Inc.	351	4,837
CBL & Associates Properties, Inc. (b)	2,336	21,748
Cedar Realty Trust, Inc.	1,084	8,054
Chatham Lodging Trust REIT	1,592	34,992
Chesapeake Lodging Trust	737	17,135
Chimera Investment Corp.	3,030	47,571
Colony Capital, Inc. Class A	1,486	22,810
Colony Starwood Homes (b)	609	18,526
Columbia Property Trust, Inc.	1,875	40,125
Communications Sales & Leasing, Inc. (a)	1,751	50,604
CoreSite Realty Corp.	355	31,485
Corporate Office Properties Trust	1,272	37,613
Corrections Corp. of America	1,666	58,343

Cousins Properties, Inc.	3,115	32,396
Crown Castle International Corp. REIT	5,211	528,552
CubeSmart REIT	3,283	101,379
CyrusOne, Inc. REIT	958	53,322
CYS Investments, Inc. REIT	2,599	21,754
DCT Industrial Trust, Inc. REIT	1,326	63,701
DDR Corp. REIT	4,747	86,111
DiamondRock Hospitality Co. (b)	2,859	25,817
Digital Realty Trust, Inc. REIT	2,293	249,914
Douglas Emmett, Inc.	2,140	76,013
Duke Realty Corp.	5,130	136,766
DuPont Fabros Technology, Inc.	868	41,265
Dynex Capital, Inc. REIT (b)	798	5,538
EastGroup Properties, Inc.	397	27,361
Education Realty Trust, Inc.	1,091	50,339
Empire State Realty Trust, Inc. Class A	1,719	32,644
EPR Properties	878	70,837
Equinix, Inc. REIT	1,115	432,319
Equity Commonwealth (a)	1,724	50,220
Equity LifeStyle Properties, Inc.	1,269	101,583
Equity One, Inc.	1,368	44,022
Equity Residential REIT	5,708	393,167
Essex Property Trust, Inc. REIT	1,052	239,951
Extra Space Storage, Inc. REIT	1,899	175,733
Federal Realty Investment Trust REIT	1,062	175,814
FelCor Lodging Trust, Inc. (b)	1,872	11,663
First Industrial Realty Trust, Inc.	1,607	44,707
First Potomac Realty Trust	872	8,022
Forest City Realty Trust, Inc. Class A	2,887	64,409
Four Corners Property Trust, Inc. (b)	868	17,872
Franklin Street Properties Corp.	1,327	16,282
Gaming and Leisure Properties, Inc.	2,869	98,923
General Growth Properties, Inc. REIT	8,728	260,269
GEO Group, Inc.	1,065	36,402
Getty Realty Corp.	400	8,580
Gladstone Commercial Corp. (b)	101	1,706
Global Net Lease, Inc. (b)	2,600	20,670
Government Properties Income Trust (b)	798	18,402
Gramercy Property Trust REIT	5,824	53,697
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	532	11,491
Hatteras Financial Corp.	1,628	26,699
HCP, Inc. REIT	6,902	244,193
Healthcare Realty Trust, Inc. REIT	1,696	59,343
Healthcare Trust of America, Inc. Class A	1,723	55,722
Hersha Hospitality Trust (b)	736	12,622
Highwoods Properties, Inc.	1,546	81,629
Hospitality Properties Trust	2,451	70,589
Host Hotels & Resorts, Inc. REIT (b)	10,928	177,143
Hudson Pacific Properties, Inc. REIT	1,005	29,326
InfraREIT, Inc. (a)	272	4,771
Invesco Mortgage Capital, Inc. REIT	2,006	27,462
Investors Real Estate Trust	1,457	9,427
Iron Mountain, Inc. REIT	3,989	158,882
iStar, Inc. (a) (b)	1,276	12,237
Kilroy Realty Corp. REIT	1,351	89,558
Kimco Realty Corp. REIT	5,975	187,495

See accompanying notes to financial statements.

SPDR Russell 3000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Kite Realty Group Trust	1,542	$43,222
Ladder Capital Corp. REIT	607	7,405
Lamar Advertising Co. Class A (b)	1,145	75,913
LaSalle Hotel Properties (b)	1,746	41,171
Lexington Realty Trust	3,037	30,704
Liberty Property Trust REIT	2,098	83,333
LTC Properties, Inc.	532	27,520
Macerich Co. REIT	2,273	194,091
Mack-Cali Realty Corp.	1,327	35,829
Medical Properties Trust, Inc. (b)	3,081	46,862
MFA Financial, Inc.	5,341	38,829
Mid-America Apartment Communities, Inc.	1,137	120,977
Monmouth Real Estate Investment Corp.	652	8,646
Monogram Residential Trust, Inc.	2,469	25,208
National Health Investors, Inc.	534	40,098
National Retail Properties, Inc.	1,986	102,716
New Residential Investment Corp. REIT	3,518	48,689
New Senior Investment Group, Inc. (b)	964	10,296
New York Mortgage Trust, Inc. REIT (b)	929	5,667
New York REIT, Inc.	2,596	24,013
NorthStar Realty Europe Corp. REIT	846	7,826
NorthStar Realty Finance Corp.	2,573	29,409
Omega Healthcare Investors, Inc.	2,682	91,054
One Liberty Properties, Inc.	1,547	36,896
Outfront Media, Inc.	2,110	50,999
Paramount Group, Inc. REIT	2,276	36,279
Parkway Properties, Inc.	1,284	21,481
Pebblebrook Hotel Trust (b)	868	22,785
Pennsylvania Real Estate Investment Trust	1,013	21,729
PennyMac Mortgage Investment Trust REIT	1,282	20,807
Physicians Realty Trust REIT	2,973	62,463
Piedmont Office Realty Trust, Inc. Class A	2,460	52,988
Post Properties, Inc. REIT	784	47,863
Potlatch Corp.	606	20,665
Prologis, Inc. REIT	7,764	380,747
PS Business Parks, Inc.	399	42,326
Public Storage REIT	2,275	581,467
QTS Realty Trust, Inc. Class A, REIT	708	39,634
RAIT Financial Trust (b)	3,253	10,182
Ramco-Gershenson Properties Trust	868	17,021
Rayonier, Inc.	1,872	49,121
Realty Income Corp. REIT (b)	3,950	273,972
Redwood Trust, Inc.	1,196	16,517
Regency Centers Corp.	1,353	113,287
Resource Capital Corp. REIT (b)	470	6,044
Retail Opportunity Investments Corp.	1,501	32,527
Retail Properties of America, Inc. Class A	3,468	58,609
Rexford Industrial Realty, Inc.	986	20,795
RLJ Lodging Trust REIT	1,805	38,717
Rouse Properties, Inc.	340	6,205
Ryman Hospitality Properties, Inc.	653	33,074

Sabra Health Care REIT, Inc.	1,198	24,721
Saul Centers, Inc.	534	32,953
Select Income REIT	1,326	34,463
Senior Housing Properties Trust	3,299	68,718
Seritage Growth Properties Class A REIT (b)	400	19,936
Silver Bay Realty Trust Corp. REIT	205	3,491
Simon Property Group, Inc. REIT	4,705	1,020,514
SL Green Realty Corp. REIT	1,529	162,793
Sovran Self Storage, Inc.	671	70,401
Spirit Realty Capital, Inc. REIT	6,415	81,920
STAG Industrial, Inc. REIT (b)	582	13,857
Starwood Property Trust, Inc.	3,171	65,703
STORE Capital Corp.	2,331	68,648
Summit Hotel Properties, Inc.	2,865	37,933
Sun Communities, Inc. REIT	968	74,188
Sunstone Hotel Investors, Inc. REIT	3,409	41,147
Tanger Factory Outlet Centers, Inc.	1,327	53,319
Taubman Centers, Inc.	929	68,932
Terreno Realty Corp.	931	24,085
Two Harbors Investment Corp.	5,400	46,224
UDR, Inc. REIT	4,047	149,415
Universal Health Realty Income Trust	277	15,839
Urban Edge Properties	1,371	40,938
Urstadt Biddle Properties, Inc. Class A	1,200	29,736
Ventas, Inc. REIT	5,038	366,867
VEREIT, Inc.	13,346	135,328
Vornado Realty Trust REIT	2,753	275,630
Washington Real Estate Investment Trust	1,003	31,554
Weingarten Realty Investors REIT	1,752	71,517
Welltower, Inc. REIT	5,322	405,377
Western Asset Mortgage Capital Corp. (b)	427	4,010
Weyerhaeuser Co. REIT	12,204	363,313
Whitestone REIT	403	6,077
WP Carey, Inc.	1,558	108,156
WP Glimcher, Inc. (b)	2,715	30,381
Xenia Hotels & Resorts, Inc.	1,656	27,788

		15,393,654

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.1%
Alexander & Baldwin, Inc.	582	21,033
Altisource Portfolio Solutions SA (a)	205	5,707
CBRE Group, Inc. Class A (a)	4,108	108,780
Consolidated-Tomoka Land Co. (b)	135	6,408
Forestar Group, Inc. (a) (b)	489	5,814
FRP Holdings, Inc. (a) (b)	135	4,658
HFF, Inc. Class A	471	13,602
Howard Hughes Corp. (a) (b)	606	69,278
Jones Lang LaSalle, Inc.	737	71,821
Kennedy-Wilson Holdings, Inc. (b)	1,280	24,269
Marcus & Millichap, Inc. (a)	266	6,759
Realogy Holdings Corp. (a)	2,118	61,464
RMR Group, Inc. Class A	81	2,509
St. Joe Co. (a) (b)	798	14,141
Tejon Ranch Co. (a)	205	4,846

		421,089

See accompanying notes to financial statements.

SPDR Russell 3000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

ROAD & RAIL — 0.8%
AMERCO	135	$50,564
ArcBest Corp.	399	6,484
Avis Budget Group, Inc. (a)	1,572	50,666
Celadon Group, Inc.	340	2,778
CSX Corp.	15,006	391,356
Genesee & Wyoming, Inc. Class A (a)	797	46,983
Heartland Express, Inc.	663	11,530
Hertz Global Holdings, Inc. (a)	6,595	73,007
JB Hunt Transport Services, Inc.	1,406	113,788
Kansas City Southern	1,625	146,396
Knight Transportation, Inc. (b)	872	23,178
Landstar System, Inc.	654	44,904
Marten Transport, Ltd.	399	7,900
Norfolk Southern Corp.	4,695	399,685
Old Dominion Freight Line, Inc. (a)	1,065	64,230
Roadrunner Transportation Systems, Inc. (a)	266	1,984
Ryder System, Inc.	737	45,060
Saia, Inc. (a)	399	10,031
Swift Transportation Co. (a) (b)	1,196	18,430
Union Pacific Corp.	13,024	1,136,344
Werner Enterprises, Inc. (b)	663	15,229
YRC Worldwide, Inc. (a) (b)	825	7,260

		2,667,787

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.7%
Advanced Energy Industries, Inc. (a)	606	23,004
Advanced Micro Devices, Inc. (a)	8,597	44,188
Ambarella, Inc. (a) (b)	538	27,336
Amkor Technology, Inc. (a)	929	5,342
Analog Devices, Inc.	4,655	263,659
Applied Materials, Inc.	18,203	436,326
Applied Micro Circuits Corp. (a) (b)	1,003	6,439
Axcelis Technologies, Inc. (a)	1,607	4,323
Broadcom, Ltd.	5,793	900,232
Brooks Automation, Inc.	1,003	11,254
Cabot Microelectronics Corp.	340	14,396
Cavium, Inc. (a) (b)	737	28,448
CEVA, Inc. (a)	340	9,238
Cirrus Logic, Inc. (a)	919	35,648
Cohu, Inc.	399	4,329
Cree, Inc. (a) (b)	1,709	41,768
Cypress Semiconductor Corp. (b)	4,469	47,148
Diodes, Inc. (a)	532	9,996
Entegris, Inc. (a)	2,068	29,924
Exar Corp. (a)	606	4,878
Fairchild Semiconductor International, Inc. (a)	1,829	36,306
First Solar, Inc. (a) (b)	1,068	51,777
FormFactor, Inc. (a)	798	7,174
Inphi Corp. (a)	789	25,272
Integrated Device Technology, Inc. (a)	1,932	38,891
Intel Corp.	73,328	2,405,158
Intersil Corp. Class A	1,854	25,103
IXYS Corp.	399	4,090
KLA-Tencor Corp.	2,411	176,606
Kopin Corp. (a) (b)	719	1,596
Lam Research Corp.	2,368	199,054

Lattice Semiconductor Corp. (a) (b)	1,666	8,913
Linear Technology Corp.	3,429	159,551
MACOM Technology Solutions Holdings, Inc. (a) (b)	408	13,456
Marvell Technology Group, Ltd.	7,384	70,369
Maxim Integrated Products, Inc.	4,241	151,361
MaxLinear, Inc. Class A (a)	1,893	34,036
Microchip Technology, Inc. (b)	3,714	188,523
Micron Technology, Inc. (a)	15,709	216,156
Microsemi Corp. (a)	1,591	51,994
MKS Instruments, Inc.	786	33,845
Monolithic Power Systems, Inc.	532	36,346
Nanometrics, Inc. (a)	397	8,254
NVE Corp.	74	4,340
NVIDIA Corp.	8,512	400,149
ON Semiconductor Corp. (a)	6,656	58,706
PDF Solutions, Inc. (a)	399	5,582
Photronics, Inc. (a)	868	7,734
Power Integrations, Inc.	397	19,878
Qorvo, Inc. (a)	2,426	134,061
QUALCOMM, Inc.	22,794	1,221,074
Rambus, Inc. (a) (b)	1,628	19,666
Rudolph Technologies, Inc. (a)	471	7,315
Semtech Corp. (a)	1,003	23,932
Silicon Laboratories, Inc. (a)	582	28,367
Skyworks Solutions, Inc.	2,808	177,690
SunPower Corp. (a) (b)	619	9,588
Synaptics, Inc. (a)	601	32,304
Teradyne, Inc.	2,770	54,541
Tessera Technologies, Inc. (b)	798	24,451
Texas Instruments, Inc.	15,604	977,591
Ultratech, Inc. (a)	397	9,119
Veeco Instruments, Inc. (a)	606	10,035
Xcerra Corp. (a)	663	3,812
Xilinx, Inc.	3,856	177,877

		9,299,519

SOFTWARE — 4.1%
ACI Worldwide, Inc. (a)	1,724	33,635
Activision Blizzard, Inc.	8,687	344,266
Adobe Systems, Inc. (a)	7,598	727,812
American Software, Inc. Class A	399	4,182
ANSYS, Inc. (a)	1,403	127,322
Aspen Technology, Inc. (a)	1,403	56,457
Autodesk, Inc. (a)	3,298	178,554
AVG Technologies NV (a)	399	7,577
Blackbaud, Inc.	663	45,018
Bottomline Technologies de, Inc. (a) (b)	606	13,047
BroadSoft, Inc. (a)	397	16,289
CA, Inc.	4,822	158,306
Cadence Design Systems, Inc. (a)	4,125	100,237
Callidus Software, Inc. (a)	1,442	28,811
CDK Global, Inc.	2,378	131,955
Citrix Systems, Inc. (a)	2,334	186,930
CommVault Systems, Inc. (a)	663	28,635
Ebix, Inc. (b)	471	22,561
Electronic Arts, Inc. (a)	4,728	358,193
Ellie Mae, Inc. (a) (b)	399	36,568
EnerNOC, Inc. (a) (b)	399	2,522

See accompanying notes to financial statements.

SPDR Russell 3000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Epiq Systems, Inc.	471	$6,877
Fair Isaac Corp.	532	60,121
FireEye, Inc. (a)	2,110	34,752
Fleetmatics Group PLC (a)	1,214	52,603
Fortinet, Inc. (a)	2,006	63,370
Gigamon, Inc. (a)	692	25,874
Glu Mobile, Inc. (a) (b)	1,792	3,942
Guidewire Software, Inc. (a)	1,014	62,625
HubSpot, Inc. (a)	272	11,810
Imperva, Inc. (a) (b)	340	14,623
Infoblox, Inc. (a)	737	13,826
Interactive Intelligence Group, Inc. (a) (b)	205	8,403
Intuit, Inc.	3,756	419,207
Jive Software, Inc. (a) (b)	466	1,752
Manhattan Associates, Inc. (a)	1,357	87,024
Mentor Graphics Corp.	1,400	29,764
Microsoft Corp.	117,557	6,015,392
MicroStrategy, Inc. Class A (a)	131	22,928
Monotype Imaging Holdings, Inc.	606	14,926
NetSuite, Inc. (a)	532	38,730
Nuance Communications, Inc. (a)	3,870	60,488
Oracle Corp.	45,890	1,878,278
Paycom Software, Inc. (a) (b)	408	17,630
Pegasystems, Inc.	1,442	38,862
Progress Software Corp. (a)	798	21,913
Proofpoint, Inc. (a) (b)	612	38,611
PROS Holdings, Inc. (a) (b)	340	5,926
PTC, Inc. (a)	1,797	67,531
Qlik Technologies, Inc. (a)	1,269	37,537
Qualys, Inc. (a)	205	6,111
RealPage, Inc. (a)	663	14,805
Red Hat, Inc. (a)	2,846	206,620
RingCentral, Inc. Class A (a)	828	16,328
Rovi Corp. (a)	1,461	22,850
salesforce.com, Inc. (a)	10,194	809,506
ServiceNow, Inc. (a)	2,277	151,193
Splunk, Inc. (a)	2,135	115,674
SS&C Technologies Holdings, Inc. (b)	2,542	71,379
Symantec Corp.	10,257	210,679
Synchronoss Technologies, Inc. (a)	397	12,648
Synopsys, Inc. (a)	2,241	121,193
Tableau Software, Inc. Class A (a) (b)	742	36,299
Take-Two Interactive Software, Inc. (a)	1,196	45,352
Tangoe, Inc. (a) (b)	471	3,636
TiVo, Inc. (a)	1,872	18,533
Tyler Technologies, Inc. (a)	604	100,693
Ultimate Software Group, Inc. (a) (b)	397	83,485
Varonis Systems, Inc. (a)	798	19,168
VASCO Data Security International, Inc. (a)	397	6,507
Verint Systems, Inc. (a)	825	27,332
VirnetX Holding Corp. (a) (b)	456	1,824
VMware, Inc. Class A (a)	1,196	68,435
Workday, Inc. Class A (a) (b)	1,791	133,734
Xura, Inc. (a)	350	8,550
Zendesk, Inc. (a) (b)	828	21,843
Zix Corp. (a)	868	3,255

Zynga, Inc. Class A (a)	8,601	21,416

		14,123,250

SPECIALTY RETAIL — 2.5%
Aaron’s, Inc.	1,136	24,867
Abercrombie & Fitch Co. Class A	1,177	20,962
Advance Auto Parts, Inc.	1,153	186,359
America’s Car-Mart, Inc. (a) (b)	135	3,812
American Eagle Outfitters, Inc. (b)	2,769	44,110
Asbury Automotive Group, Inc. (a)	471	24,841
Ascena Retail Group, Inc. (a) (b)	2,314	16,175
AutoNation, Inc. (a) (b)	1,048	49,235
AutoZone, Inc. (a)	481	381,837
Barnes & Noble Education, Inc. (a)	384	3,898
Barnes & Noble, Inc.	606	6,878
Bed Bath & Beyond, Inc.	2,838	122,658
Best Buy Co., Inc.	4,441	135,895
Big 5 Sporting Goods Corp.	266	2,466
Buckle, Inc. (b)	397	10,318
Burlington Stores, Inc. (a)	1,089	72,647
Cabela’s, Inc. (a)	1,232	61,674
Caleres, Inc.	582	14,090
CarMax, Inc. (a)	3,335	163,515
Cato Corp. Class A	397	14,975
Chico’s FAS, Inc.	2,420	25,918
Children’s Place, Inc. (b)	340	27,261
Citi Trends, Inc.	205	3,184
Conn’s, Inc. (a) (b)	340	2,557
CST Brands, Inc.	1,151	49,585
Destination XL Group, Inc. (a)	582	2,660
Dick’s Sporting Goods, Inc. (b)	1,458	65,698
DSW, Inc. Class A (b)	1,065	22,557
Express, Inc. (a)	1,269	18,413
Finish Line, Inc. Class A	737	14,880
Five Below, Inc. (a) (b)	798	37,035
Foot Locker, Inc.	2,241	122,941
Francesca’s Holdings Corp. (a)	582	6,431
GameStop Corp. Class A (b)	1,716	45,611
Gap, Inc.	4,086	86,705
Genesco, Inc. (a)	308	19,808
GNC Holdings, Inc. Class A Class A (b)	1,400	34,006
Group 1 Automotive, Inc.	340	16,782
Guess?, Inc.	868	13,063
Haverty Furniture Cos., Inc.	340	6,130
Hibbett Sports, Inc. (a) (b)	399	13,881
Home Depot, Inc.	19,350	2,470,802
Kirkland’s, Inc. (a)	205	3,009
L Brands, Inc.	3,819	256,369
Lithia Motors, Inc. Class A (b)	340	24,164
Lowe’s Cos., Inc.	14,173	1,122,076
Lumber Liquidators Holdings, Inc. (a) (b)	397	6,122
MarineMax, Inc. (a)	399	6,771
Mattress Firm Holding Corp. (a) (b)	205	6,878
Michaels Cos., Inc. (a) (b)	1,217	34,612
Monro Muffler Brake, Inc. (b)	471	29,937
Murphy USA, Inc. (a)	701	51,986
O’Reilly Automotive, Inc. (a)	1,592	431,591
Office Depot, Inc. (a)	9,113	30,164

See accompanying notes to financial statements.

SPDR Russell 3000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Outerwall, Inc. (b)	397	$16,674
Penske Automotive Group, Inc. (b)	582	18,310
Pier 1 Imports, Inc. (b)	1,363	7,006
Rent-A-Center, Inc.	867	10,647
Restoration Hardware Holdings, Inc. (a) (b)	471	13,508
Ross Stores, Inc.	6,089	345,185
Sally Beauty Holdings, Inc. (a) (b)	2,460	72,349
Select Comfort Corp. (a)	872	18,643
Shoe Carnival, Inc.	205	5,137
Signet Jewelers, Ltd. (b)	1,196	98,562
Sonic Automotive, Inc. Class A	606	10,369
Stage Stores, Inc. (b)	471	2,299
Staples, Inc.	9,746	84,011
Stein Mart, Inc.	397	3,065
Tailored Brands, Inc.	707	8,951
Tiffany & Co. (b)	1,588	96,296
Tile Shop Holdings, Inc. (a)	266	5,288
TJX Cos., Inc.	10,173	785,661
Tractor Supply Co.	2,146	195,672
Ulta Salon Cosmetics & Fragrance, Inc. (a)	929	226,342
Urban Outfitters, Inc. (a)	1,621	44,578
Vitamin Shoppe, Inc. (a) (b)	397	12,136
West Marine, Inc. (a)	206	1,728
Williams-Sonoma, Inc. (b)	1,458	76,006
Zumiez, Inc. (a) (b)	340	4,865

		8,634,087

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 3.0%
3D Systems Corp. (a) (b)	1,458	19,960
Apple, Inc.	85,085	8,134,126
Cray, Inc. (a)	606	18,132
Diebold, Inc. (b)	929	23,067
Electronics For Imaging, Inc. (a)	663	28,536
EMC Corp.	30,297	823,170
Hewlett Packard Enterprise Co.	26,946	492,303
HP, Inc.	26,946	338,172
Immersion Corp. (a) (b)	397	2,914
Lexmark International, Inc. Class A	918	34,655
NCR Corp. (a)	2,446	67,925
NetApp, Inc.	5,297	130,253
Nimble Storage, Inc. (a) (b)	692	5,508
Silicon Graphics International Corp. (a) (b)	471	2,369
Stratasys, Ltd. (a) (b)	739	16,916
Super Micro Computer, Inc. (a)	471	11,704
Western Digital Corp.	4,267	201,658

		10,351,368

TEXTILES, APPAREL & LUXURY GOODS — 0.8%
Carter’s, Inc.	924	98,378
Coach, Inc.	4,133	168,379
Columbia Sportswear Co.	397	22,843
Crocs, Inc. (a) (b)	1,347	15,194
Deckers Outdoor Corp. (a)	532	30,601
Fossil Group, Inc. (a) (b)	800	22,824
G-III Apparel Group, Ltd. (a)	532	24,323
Hanesbrands, Inc.	5,837	146,684

Iconix Brand Group, Inc. (a) (b)	829	5,604
Kate Spade & Co. (a)	2,046	42,168
lululemon athletica, Inc. (a)	1,656	122,312
Michael Kors Holdings, Ltd. (a)	2,935	145,224
Movado Group, Inc.	266	5,767
NIKE, Inc. Class B	20,254	1,118,021
Oxford Industries, Inc.	205	11,607
Perry Ellis International, Inc. (a)	101	2,032
PVH Corp.	1,196	112,699
Ralph Lauren Corp. (b)	868	77,790
Skechers U.S.A., Inc. Class A (a) (b)	1,807	53,704
Steven Madden, Ltd. (a)	892	30,489
Tumi Holdings, Inc. (a)	663	17,729
Under Armour, Inc. Class A (a) (b)	2,685	107,749
Under Armour, Inc. Class C (a)	2,706	98,508
Unifi, Inc. (a)	205	5,582
Vera Bradley, Inc. (a)	340	4,818
VF Corp.	5,215	320,670
Wolverine World Wide, Inc.	1,413	28,712

		2,840,411

THRIFTS & MORTGAGE FINANCE — 0.2%
Astoria Financial Corp.	1,312	20,113
Bank Mutual Corp.	663	5,092
Beneficial Bancorp, Inc. (a)	1,181	15,022
BofI Holding, Inc. (a) (b)	1,056	18,702
Capitol Federal Financial, Inc.	2,199	30,676
Charter Financial Corp.	340	4,515
Dime Community Bancshares, Inc.	471	8,012
Essent Group, Ltd. (a)	583	12,715
EverBank Financial Corp.	1,134	16,851
Federal Agricultural Mortgage Corp. Class C	131	4,561
First Defiance Financial Corp.	131	5,089
Flagstar Bancorp, Inc. (a)	340	8,299
Fox Chase Bancorp, Inc.	101	2,054
HomeStreet, Inc. (a)	205	4,084
Kearny Financial Corp.	1,374	17,285
LendingTree, Inc. (a) (b)	133	11,748
Meridian Bancorp, Inc.	828	12,238
MGIC Investment Corp. (a)	4,605	27,400
Nationstar Mortgage Holdings, Inc. (a) (b)	340	3,828
New York Community Bancorp, Inc.	7,714	115,633
Northfield Bancorp, Inc.	872	12,932
Northwest Bancshares, Inc.	1,403	20,807
OceanFirst Financial Corp.	185	3,361
Ocwen Financial Corp. (a)	1,535	2,625
Oritani Financial Corp.	663	10,601
PennyMac Financial Services, Inc. Class A (a)	155	1,936
PHH Corp. (a)	845	11,255
Provident Financial Services, Inc.	868	17,048
Radian Group, Inc.	2,508	26,133
Territorial Bancorp, Inc.	131	3,468
TFS Financial Corp.	2,065	35,559
TrustCo Bank Corp. NY	1,373	8,801
United Financial Bancorp, Inc.	1,714	22,248
Walker & Dunlop, Inc. (a)	266	6,060

See accompanying notes to financial statements.

SPDR Russell 3000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Walter Investment Management Corp. (a)	568	$1,568
Washington Federal, Inc.	1,535	37,239
WSFS Financial Corp.	405	13,037

		578,595

TOBACCO — 1.5%
Altria Group, Inc.	30,388	2,095,557
Philip Morris International, Inc.	24,005	2,441,789
Reynolds American, Inc.	12,681	683,886
Universal Corp. (b)	399	23,038
Vector Group, Ltd.	1,001	22,442

		5,266,712

TRADING COMPANIES & DISTRIBUTORS — 0.3%
Air Lease Corp. (b)	1,458	39,045
Aircastle, Ltd.	1,003	19,619
Applied Industrial Technologies, Inc.	582	26,272
Beacon Roofing Supply, Inc. (a)	737	33,511
CAI International, Inc. (a)	206	1,545
DXP Enterprises, Inc. (a) (b)	101	1,508
Fastenal Co.	4,298	190,788
GATX Corp. (b)	663	29,152
H&E Equipment Services, Inc.	397	7,555
HD Supply Holdings, Inc. (a)	3,681	128,173
Kaman Corp. (b)	345	14,669
MRC Global, Inc. (a)	1,196	16,995
MSC Industrial Direct Co., Inc. Class A	663	46,781
NOW, Inc. (a) (b)	1,545	28,026
Rush Enterprises, Inc. Class A (a)	532	11,465
TAL International Group, Inc.	471	6,316
Textainer Group Holdings, Ltd. (b)	340	3,788
Titan Machinery, Inc. (a)	266	2,966
United Rentals, Inc. (a)	1,403	94,141
Univar, Inc. (a) (b)	532	10,060
Veritiv Corp. (a) (b)	119	4,472
W.W. Grainger, Inc.	818	185,891
Watsco, Inc.	399	56,135
WESCO International, Inc. (a) (b)	582	29,967

		988,840

TRANSPORTATION INFRASTRUCTURE — 0.0% (d)
Macquarie Infrastructure Corp.	964	71,384
Wesco Aircraft Holdings, Inc. (a)	606	8,133

		79,517

WATER UTILITIES — 0.1%
American States Water Co.	689	30,192
American Water Works Co., Inc.	2,592	219,050
Aqua America, Inc.	2,785	99,313
Artesian Resources Corp. Class A	490	16,621
California Water Service Group	663	23,159
Connecticut Water Service, Inc.	422	23,716
SJW Corp.	585	23,037

		435,088

WIRELESS TELECOMMUNICATION SERVICES — 0.1%
Shenandoah Telecommunications Co.	798	31,170
Spok Holdings, Inc.	340	6,516
Sprint Corp. (a) (b)	13,551	61,386

T-Mobile US, Inc. (a)	4,389	189,912
Telephone & Data Systems, Inc.	1,405	41,672
United States Cellular Corp. (a)	205	8,051

		338,707

TOTAL COMMON STOCKS (Cost $318,257,583)		340,367,513

RIGHTS — 0.0% (d)
BIOTECHNOLOGY — 0.0% (d)
Chelsea Therapeutics International, Ltd. (CVR) (a) (e)	1,096	—
Dyax Corp. (CVR) (a) (e)	1,923	2,135
Trius Therapeutics, Inc. (CVR) (expiring 2/17/17) (a) (e)	976	—

		2,135

WIRELESS TELECOMMUNICATION SERVICES — 0.0% (d)
Leap Wireless International, Inc. (CVR) (expiring 3/13/17) (a) (e)	1,438	3,624

TOTAL RIGHTS (Cost $5,759)		5,759

SHORT-TERM INVESTMENTS — 3.8%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (f) (g)	870,294	870,294
State Street Navigator Securities Lending Prime Portfolio (g) (h)	12,069,723	12,069,723

TOTAL SHORT-TERM INVESTMENTS (Cost $12,940,017)		12,940,017

TOTAL INVESTMENTS — 103.4% (Cost $331,203,359)		353,313,289
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.4)%		(11,673,504)

NET ASSETS — 100.0%		$341,639,785

(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at June 30, 2016.
(c)	The Fund invested in an affiliated entity, State Street Corp. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(d)	Amount is less than 0.05% of net assets.
(e)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. As of June 30, 2016, total aggregate fair value of securities is $5,759, representing 0.0% of the Fund’s net assets.
(f)	The rate shown is the annualized seven-day yield at June 30, 2016.
(g)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(h)	Investment of cash collateral for securities loaned.

CVR = Contingent Value Rights

NVDR = Non Voting Depositary Receipt

REIT = Real Estate Investment Trust

See accompanying notes to financial statements.

SPDR Russell 3000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Aerospace & Defense	$8,208,075	$—	$—	$8,208,075
Air Freight & Logistics	2,173,672	—	—	2,173,672
Airlines	1,763,150	—	—	1,763,150
Auto Components	1,414,945	—	—	1,414,945
Automobiles	1,959,169	—	—	1,959,169
Banks	18,108,890	—	—	18,108,890
Beverages	6,730,750	—	—	6,730,750
Biotechnology	10,429,632	—	—	10,429,632
Building Products	1,014,766	—	—	1,014,766
Capital Markets	5,740,417	—	—	5,740,417
Chemicals	7,306,874	—	—	7,306,874
Commercial Services & Supplies	2,191,475	—	—	2,191,475
Communications Equipment	3,645,756	—	—	3,645,756
Construction & Engineering	697,878	—	—	697,878
Construction Materials	527,053	—	—	527,053
Consumer Finance	2,385,387	—	—	2,385,387
Containers & Packaging	1,531,871	—	—	1,531,871
Distributors	471,818	—	—	471,818
Diversified Consumer Services	536,843	—	—	536,843
Diversified Financial Services	6,651,712	—	—	6,651,712
Diversified Telecommunication Services	8,667,672	—	—	8,667,672
Electric Utilities	7,100,116	—	—	7,100,116
Electrical Equipment	1,826,755	—	—	1,826,755
Electronic Equipment, Instruments & Components	2,242,790	—	—	2,242,790
Energy Equipment & Services	3,780,950	—	—	3,780,950
Food & Staples Retailing	7,060,928	—	—	7,060,928
Food Products	6,302,693	—	—	6,302,693
Gas Utilities	867,560	—	—	867,560
Health Care Equipment & Supplies	8,663,716	—	—	8,663,716
Health Care Providers & Services	8,992,336	—	—	8,992,336
Health Care Technology	592,567	—	—	592,567
Hotels, Restaurants & Leisure	6,944,452	—	—	6,944,452
Household Durables	1,929,681	—	—	1,929,681
Household Products	5,924,531	—	—	5,924,531
Independent Power Producers & Energy Traders	417,065	—	—	417,065
Industrial Conglomerates	7,407,400	—	—	7,407,400
Insurance	9,852,002	—	—	9,852,002
Internet & Catalog Retail	6,643,241	—	—	6,643,241
Internet Software & Services	13,047,272	—	—	13,047,272
IT Services.	12,508,083	—	—	12,508,083
Leisure Equipment & Products	550,486	—	—	550,486
Life Sciences Tools & Services	2,375,757	—	—	2,375,757
Machinery	5,625,683	—	—	5,625,683
Marine	73,197	—	—	73,197
Media	10,274,395	—	—	10,274,395
Metals & Mining	1,639,857	—	—	1,639,857
Multi-Utilities	3,834,847	—	—	3,834,847
Multiline Retail	1,916,711	—	—	1,916,711
Oil, Gas & Consumable Fuels	19,299,999	—	—	19,299,999
Paper & Forest Products	173,012	—	—	173,012

See accompanying notes to financial statements.

SPDR Russell 3000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs		Level 3 — Significant Unobservable Inputs	Total
Personal Products	$605,194	$—		$—	$605,194
Pharmaceuticals	16,898,656	—		—	16,898,656
Professional Services	1,419,152	—		—	1,419,152
Real Estate Investment Trusts (REITs)	15,393,654	—		—	15,393,654
Real Estate Management & Development	421,089	—		—	421,089
Road & Rail	2,667,787	—		—	2,667,787
Semiconductors & Semiconductor Equipment	9,299,519	—		—	9,299,519
Software	14,123,250	—		—	14,123,250
Specialty Retail	8,634,087	—		—	8,634,087
Technology Hardware, Storage & Peripherals	10,351,368	—		—	10,351,368
Textiles, Apparel & Luxury Goods	2,840,411	—		—	2,840,411
Thrifts & Mortgage Finance	578,595	—		—	578,595
Tobacco	5,266,712	—		—	5,266,712
Trading Companies & Distributors	988,840	—		—	988,840
Transportation Infrastructure	79,517	—		—	79,517
Water Utilities	435,088	—		—	435,088
Wireless Telecommunication Services	338,707	—		—	338,707
Rights
Biotechnology	—	2,135	(a)	—	2,135
Wireless Telecommunication Services	—	3,624		—	3,624
Short-Term Investments	12,940,017	—		—	12,940,017

TOTAL INVESTMENTS	$353,307,530	$5,759		$—	$353,313,289

(a)	Fund held Level 2 securities that were valued at $0 at June 30, 2016.

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Corp.	4,627	$356,279	2,467	730	6,364	$343,147	$7,081	$9,249
State Street Institutional Liquid Reserves Fund, Premier Class	443,248	443,248	12,781,976	12,354,930	870,294	870,294	3,205	—
State Street Navigator Securities Lending Prime Portfolio	12,644,759	12,644,759	52,915,498	53,490,534	12,069,723	12,069,723	85,476	—

See accompanying notes to financial statements.

SPDR Russell 1000 ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.8%
AEROSPACE & DEFENSE — 2.5%
B/E Aerospace, Inc.	445	$20,548
Boeing Co. (a)	2,728	354,285
BWX Technologies, Inc.	488	17,456
General Dynamics Corp.	1,080	150,379
HEICO Corp. (a)	100	6,681
HEICO Corp. Class A	200	10,730
Hexcel Corp. (a)	434	18,072
Honeywell International, Inc.	3,458	402,234
Huntington Ingalls Industries, Inc.	210	35,286
L-3 Communications Holdings, Inc.	340	49,875
Lockheed Martin Corp.	1,227	304,504
Northrop Grumman Corp.	739	164,265
Orbital ATK, Inc.	262	22,307
Raytheon Co.	1,363	185,300
Rockwell Collins, Inc. (a)	587	49,977
Spirit AeroSystems Holdings, Inc. Class A (b)	639	27,477
Textron, Inc.	1,241	45,371
TransDigm Group, Inc. (a) (b)	246	64,868
United Technologies Corp.	3,571	366,206

		2,295,821

AIR FREIGHT & LOGISTICS — 0.6%
C.H. Robinson Worldwide, Inc.	673	49,970
Expeditors International of Washington, Inc. (a)	877	43,008
FedEx Corp.	1,102	167,262
United Parcel Service, Inc. Class B	3,147	338,995

		599,235

AIRLINES — 0.5%
Alaska Air Group, Inc. (a)	599	34,916
American Airlines Group, Inc. (a)	2,560	72,474
Copa Holdings SA Class A (a)	152	7,943
Delta Air Lines, Inc.	3,587	130,674
JetBlue Airways Corp. (b)	1,385	22,936
Southwest Airlines Co.	2,971	116,493
Spirit Airlines, Inc. (a) (b)	353	15,839
United Continental Holdings, Inc. (b)	1,622	66,567

		467,842

AUTO COMPONENTS — 0.4%
BorgWarner, Inc. (a)	1,028	30,346
Delphi Automotive PLC	1,268	79,377
Gentex Corp. (a)	1,273	19,668
Goodyear Tire & Rubber Co.	1,123	28,816
Johnson Controls, Inc.	2,922	129,328
Lear Corp.	340	34,598
Visteon Corp.	196	12,899

		335,032

AUTOMOBILES — 0.6%
Ford Motor Co.	17,762	223,268
General Motors Co.	6,436	182,139
Harley-Davidson, Inc. (a)	917	41,540
Tesla Motors, Inc. (a) (b)	514	109,112
Thor Industries, Inc. (a)	199	12,883

		568,942

BANKS — 5.0%
Associated Banc-Corp (a)	700	12,005
Bank of America Corp.	47,511	630,471
Bank of Hawaii Corp. (a)	190	13,072
BankUnited, Inc.	464	14,254
BB&T Corp.	3,753	133,644
BOK Financial Corp. (a)	109	6,834
CIT Group, Inc.	802	25,592
Citigroup, Inc.	13,419	568,831
Citizens Financial Group, Inc.	2,371	47,373
Comerica, Inc.	809	33,274
Commerce Bancshares, Inc. (a)	390	18,681
Cullen/Frost Bankers, Inc. (a)	243	15,486
East West Bancorp, Inc.	608	20,781
Fifth Third Bancorp	3,733	65,664
First Horizon National Corp. (a)	1,041	14,345
First Niagara Financial Group, Inc.	1,554	15,136
First Republic Bank	654	45,773
Huntington Bancshares, Inc.	3,629	32,443
JPMorgan Chase & Co.	16,763	1,041,653
KeyCorp	3,913	43,239
M&T Bank Corp. (a)	733	86,663
PacWest Bancorp (a)	521	20,725
People’s United Financial, Inc. (a)	1,397	20,480
PNC Financial Services Group, Inc.	2,364	192,406
Popular, Inc.	457	13,390
Regions Financial Corp.	6,062	51,588
Signature Bank (b)	218	27,233
SunTrust Banks, Inc.	2,347	96,415
SVB Financial Group (b)	234	22,267
Synovus Financial Corp.	647	18,757
TCF Financial Corp.	722	9,133
US Bancorp	7,530	303,685
Wells Fargo & Co.	20,998	993,835
Western Alliance Bancorp (b)	400	13,060
Zions Bancorp (a)	844	21,210

		4,689,398

BEVERAGES — 2.1%
Brown-Forman Corp. Class A (a)	115	12,423
Brown-Forman Corp. Class B (a)	456	45,491
Coca-Cola Co.	17,687	801,752
Constellation Brands, Inc. Class A	742	122,727
Dr. Pepper Snapple Group, Inc.	869	83,971
Molson Coors Brewing Co. Class B	704	71,196
Monster Beverage Corp. (b)	681	109,443
PepsiCo, Inc.	6,647	704,183

		1,951,186

BIOTECHNOLOGY — 2.9%
AbbVie, Inc.	7,451	461,291
ACADIA Pharmaceuticals, Inc. (a) (b)	400	12,984
Agios Pharmaceuticals, Inc. (a) (b)	114	4,776
Alexion Pharmaceuticals, Inc. (b)	954	111,389
Alkermes PLC (b)	636	27,488
Alnylam Pharmaceuticals, Inc. (a) (b)	310	17,202
Amgen, Inc.	3,430	521,875
Biogen, Inc. (b)	1,003	242,545
BioMarin Pharmaceutical, Inc. (b)	728	56,638
Celgene Corp. (b)	3,493	344,515

See accompanying notes to financial statements.

SPDR Russell 1000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Gilead Sciences, Inc.	6,139	$512,115
Incyte Corp. (b)	713	57,026
Intercept Pharmaceuticals, Inc. (a) (b)	61	8,703
Intrexon Corp. (a) (b)	205	5,045
Ionis Pharmaceuticals, Inc. (a) (b)	533	12,414
Juno Therapeutics, Inc. (a) (b)	326	12,531
Medivation, Inc. (b)	700	42,210
Neurocrine Biosciences, Inc. (b)	400	18,180
OPKO Health, Inc. (a) (b)	1,579	14,748
Regeneron Pharmaceuticals, Inc. (b)	347	121,183
Seattle Genetics, Inc. (a) (b)	438	17,700
United Therapeutics Corp. (a) (b)	209	22,137
Vertex Pharmaceuticals, Inc. (b)	1,092	93,934

		2,738,629

BUILDING PRODUCTS — 0.2%
Allegion PLC	426	29,577
AO Smith Corp.	335	29,517
Armstrong World Industries, Inc. (a) (b)	147	5,755
Fortune Brands Home & Security, Inc. (a)	708	41,043
Lennox International, Inc. (a)	160	22,816
Masco Corp.	1,556	48,143
Owens Corning	533	27,460
USG Corp. (a) (b)	394	10,622

		214,933

CAPITAL MARKETS — 1.7%
Affiliated Managers Group, Inc. (b)	235	33,081
Ameriprise Financial, Inc.	717	64,422
Artisan Partners Asset Management, Inc. Class A (a)	92	2,547
Bank of New York Mellon Corp.	4,820	187,257
BlackRock, Inc.	565	193,530
Charles Schwab Corp.	5,082	128,625
E*TRADE Financial Corp. (b)	1,255	29,480
Eaton Vance Corp. (a)	530	18,730
Federated Investors, Inc. Class B	408	11,742
Franklin Resources, Inc.	1,746	58,264
Goldman Sachs Group, Inc.	1,733	257,489
Interactive Brokers Group, Inc. Class A (a)	225	7,965
Invesco, Ltd.	1,918	48,986
Lazard, Ltd. Class A	550	16,379
Legg Mason, Inc.	477	14,067
LPL Financial Holdings, Inc. (a)	403	9,080
Morgan Stanley	6,486	168,506
Northern Trust Corp.	1,036	68,645
NorthStar Asset Management Group, Inc.	793	8,097
Raymond James Financial, Inc.	541	26,671
SEI Investments Co.	612	29,443
State Street Corp. (c)	1,815	97,865
T Rowe Price Group, Inc.	1,144	83,478
TD Ameritrade Holding Corp. (a)	1,194	33,999

		1,598,348

CHEMICALS — 2.1%
Air Products & Chemicals, Inc.	877	124,569
Albemarle Corp.	532	42,193
Ashland, Inc. (a)	289	33,169
Axalta Coating Systems, Ltd. (b)	547	14,512
Cabot Corp.	285	13,013
Celanese Corp. Series A	681	44,571

CF Industries Holdings, Inc. (a)	1,037	24,992
Dow Chemical Co.	5,084	252,726
E.I. du Pont de Nemours & Co.	4,035	261,468
Eastman Chemical Co.	671	45,561
Ecolab, Inc.	1,198	142,083
FMC Corp. (a)	593	27,462
Huntsman Corp.	829	11,150
International Flavors & Fragrances, Inc. (a)	360	45,385
LyondellBasell Industries NV Class A	1,591	118,402
Monsanto Co.	1,994	206,200
Mosaic Co. (a)	1,567	41,024
NewMarket Corp. (a)	38	15,746
Platform Specialty Products Corp. (b)	730	6,482
PPG Industries, Inc.	1,228	127,896
Praxair, Inc.	1,282	144,084
RPM International, Inc.	582	29,071
Scotts Miracle-Gro Co. Class A (a)	193	13,493
Sherwin-Williams Co.	373	109,539
Valspar Corp.	375	40,511
Westlake Chemical Corp.	176	7,554
WR Grace & Co.	325	23,793

		1,966,649

COMMERCIAL SERVICES & SUPPLIES — 0.5%
Cintas Corp. (a)	435	42,687
Clean Harbors, Inc. (a) (b)	266	13,861
Copart, Inc. (a) (b)	499	24,456
Covanta Holding Corp. (a)	471	7,748
KAR Auction Services, Inc.	662	27,632
Pitney Bowes, Inc. (a)	880	15,664
Republic Services, Inc.	1,146	58,801
Rollins, Inc. (a)	428	12,528
RR Donnelley & Sons Co. (a)	835	14,128
Stericycle, Inc. (a) (b)	371	38,628
Tyco International PLC	1,949	83,027
Waste Management, Inc.	2,028	134,396

		473,556

COMMUNICATIONS EQUIPMENT — 1.0%
Arista Networks, Inc. (b)	186	11,975
ARRIS International PLC (b)	895	18,759
Brocade Communications Systems, Inc.	1,917	17,598
Cisco Systems, Inc.	23,054	661,419
CommScope Holding Co., Inc. (b)	569	17,656
EchoStar Corp. Class A Class A (b)	181	7,186
F5 Networks, Inc. (a) (b)	343	39,047
Harris Corp.	593	49,480
Juniper Networks, Inc.	1,830	41,157
Motorola Solutions, Inc.	760	50,137
Palo Alto Networks, Inc. (a) (b)	369	45,254

		959,668

CONSTRUCTION & ENGINEERING — 0.2%
AECOM (a) (b)	698	22,176
Chicago Bridge & Iron Co. NV	457	15,826
Fluor Corp.	679	33,461
Jacobs Engineering Group, Inc. (b)	564	28,093
KBR, Inc.	664	8,791
Quanta Services, Inc. (b)	869	20,091
Valmont Industries, Inc.	105	14,203

		142,641

See accompanying notes to financial statements.

SPDR Russell 1000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

CONSTRUCTION MATERIALS — 0.2%
Eagle Materials, Inc. (a)	218	$16,819
Martin Marietta Materials, Inc.	276	52,992
Vulcan Materials Co.	597	71,855

		141,666

CONSUMER FINANCE — 0.7%
Ally Financial, Inc. (b)	2,125	36,274
American Express Co.	3,699	224,751
Capital One Financial Corp.	2,399	152,361
Credit Acceptance Corp. (a) (b)	37	6,848
Discover Financial Services	1,814	97,212
Navient Corp.	1,835	21,928
OneMain Holdings, Inc. (a) (b)	228	5,203
Santander Consumer USA Holdings, Inc. (a) (b)	344	3,554
SLM Corp. (b)	1,902	11,754
Synchrony Financial (b)	3,666	92,676

		652,561

CONTAINERS & PACKAGING — 0.5%
AptarGroup, Inc. (a)	285	22,552
Avery Dennison Corp.	400	29,900
Ball Corp. (a)	627	45,326
Bemis Co., Inc.	450	23,171
Berry Plastics Group, Inc. (b)	600	23,310
Crown Holdings, Inc. (b)	624	31,618
Graphic Packaging Holding Co.	1,449	18,171
International Paper Co. (a)	1,890	80,098
Owens-Illinois, Inc. (b)	719	12,949
Packaging Corp. of America	438	29,315
Sealed Air Corp.	926	42,568
Silgan Holdings, Inc. (a)	165	8,491
Sonoco Products Co. (a)	443	21,999
WestRock Co. (a)	1,218	47,344

		436,812

DISTRIBUTORS — 0.1%
Genuine Parts Co. (a)	672	68,040
LKQ Corp. (b)	1,322	41,907
Pool Corp. (a)	200	18,806

		128,753

DIVERSIFIED CONSUMER SERVICES — 0.1%
Graham Holdings Co. Class B	19	9,301
H&R Block, Inc. (a)	1,133	26,059
Service Corp. International	913	24,688
ServiceMaster Global Holdings, Inc. (b)	456	18,149

		78,197

DIVERSIFIED FINANCIAL SERVICES — 2.1%
Berkshire Hathaway, Inc. Class B (b)	8,652	1,252,723
CBOE Holdings, Inc.	379	25,249
CME Group, Inc.	1,455	141,717
FactSet Research Systems, Inc. (a)	191	30,831
Intercontinental Exchange, Inc.	534	136,683
Leucadia National Corp.	1,553	26,913
MarketAxess Holdings, Inc.	200	29,080
Moody’s Corp. (a)	783	73,375
Morningstar, Inc.	87	7,115
MSCI, Inc.	417	32,159
Nasdaq, Inc.	521	33,693

S&P Global, Inc.	1,266	135,791
Voya Financial, Inc.	1,002	24,810

		1,950,139

DIVERSIFIED TELECOMMUNICATION SERVICES — 2.7%
AT&T, Inc.	28,149	1,216,318
CenturyLink, Inc. (a)	2,495	72,380
Frontier Communications Corp. (a)	4,646	22,951
Level 3 Communications, Inc. (b)	1,271	65,444
SBA Communications Corp. Class A Class A (b)	586	63,253
Verizon Communications, Inc.	18,681	1,043,147
Zayo Group Holdings, Inc. (a) (b)	629	17,568

		2,501,061

ELECTRIC UTILITIES — 2.1%
Alliant Energy Corp. (a)	1,008	40,018
American Electric Power Co., Inc.	2,226	156,020
Avangrid, Inc. (a)	227	10,456
Duke Energy Corp.	3,176	272,469
Edison International	1,431	111,146
Entergy Corp.	796	64,755
Eversource Energy	1,378	82,542
Exelon Corp.	4,183	152,094
FirstEnergy Corp.	1,838	64,165
Great Plains Energy, Inc.	671	20,398
Hawaiian Electric Industries, Inc.	438	14,362
ITC Holdings Corp.	684	32,025
NextEra Energy, Inc.	2,083	271,623
OGE Energy Corp.	870	28,492
PG&E Corp.	2,209	141,199
Pinnacle West Capital Corp.	472	38,260
PPL Corp.	3,073	116,006
Southern Co.	4,133	221,653
Westar Energy, Inc.	633	35,505
Xcel Energy, Inc.	2,223	99,546

		1,972,734

ELECTRICAL EQUIPMENT — 0.5%
Acuity Brands, Inc. (a)	190	47,112
AMETEK, Inc.	1,082	50,021
Eaton Corp. PLC	2,069	123,581
Emerson Electric Co.	3,042	158,671
Hubbell, Inc.	255	26,895
Regal Beloit Corp. (a)	193	10,625
Rockwell Automation, Inc. (a)	603	69,236
SolarCity Corp. (a) (b)	206	4,930

		491,071

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.5%
Amphenol Corp. Class A	1,376	78,886
Arrow Electronics, Inc. (b)	444	27,484
Avnet, Inc.	600	24,306
CDW Corp.	624	25,010
Cognex Corp.	381	16,421
Corning, Inc.	5,144	105,349
Dolby Laboratories, Inc. Class A (a)	203	9,714
FEI Co.	200	21,376
Fitbit, Inc. Class A (a) (b)	231	2,823
FLIR Systems, Inc.	627	19,406

See accompanying notes to financial statements.

SPDR Russell 1000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Ingram Micro, Inc. Class A	675	$23,476
IPG Photonics Corp. (a) (b)	142	11,360
Jabil Circuit, Inc. (a)	875	16,161
Keysight Technologies, Inc. (b)	759	22,079
National Instruments Corp. (a)	451	12,357
Trimble Navigation, Ltd. (b)	1,126	27,429
VeriFone Systems, Inc. (b)	459	8,510
Zebra Technologies Corp. Class A (a) (b)	228	11,423

		463,570

ENERGY EQUIPMENT & SERVICES — 1.1%
Baker Hughes, Inc.	1,930	87,101
Diamond Offshore Drilling, Inc. (a)	296	7,202
Dril-Quip, Inc. (a) (b)	171	9,992
Ensco PLC Class A (a)	1,047	10,166
FMC Technologies, Inc. (b)	1,023	27,283
Frank’s International NV (a)	172	2,513
Halliburton Co.	3,870	175,272
Helmerich & Payne, Inc. (a)	421	28,262
Nabors Industries, Ltd.	1,338	13,447
National Oilwell Varco, Inc. (a)	1,738	58,484
Noble Corp. PLC (a)	1,068	8,800
Oceaneering International, Inc. (a)	458	13,676
Patterson-UTI Energy, Inc. (a)	644	13,730
Rowan Cos. PLC Class A (a)	514	9,077
RPC, Inc. (a)	262	4,069
Schlumberger, Ltd.	6,330	500,576
Superior Energy Services, Inc. (a)	707	13,016
Transocean, Ltd.	1,600	19,024
Weatherford International PLC (a) (b)	4,247	23,571

		1,025,261

FOOD & STAPLES RETAILING — 2.2%
Casey’s General Stores, Inc.	200	26,302
Costco Wholesale Corp.	1,976	310,311
CVS Health Corp.	4,949	473,817
Kroger Co.	4,429	162,943
Rite Aid Corp. (b)	4,257	31,885
Sprouts Farmers Market, Inc. (a) (b)	808	18,503
Sysco Corp.	2,520	127,865
US Foods Holding Corp. (b)	200	4,848
Wal-Mart Stores, Inc.	6,967	508,730
Walgreens Boots Alliance, Inc.	3,861	321,506
Whole Foods Market, Inc. (a)	1,400	44,828

		2,031,538

FOOD PRODUCTS — 1.9%
Archer-Daniels-Midland Co.	2,728	117,004
Blue Buffalo Pet Products, Inc. (a) (b)	177	4,131
Bunge, Ltd.	641	37,915
Campbell Soup Co. (a)	773	51,428
ConAgra Foods, Inc.	1,951	93,277
Flowers Foods, Inc. (a)	790	14,813
General Mills, Inc.	2,731	194,775
Hain Celestial Group, Inc. (b)	412	20,497
Hershey Co.	655	74,336
Hormel Foods Corp. (a)	1,170	42,822
Ingredion, Inc.	335	43,352
J.M. Smucker Co.	550	83,825
Kellogg Co.	1,106	90,305
Kraft Heinz Co.	2,668	236,065

McCormick & Co., Inc. (a)	569	60,695
Mead Johnson Nutrition Co.	886	80,405
Mondelez International, Inc. Class A	6,803	309,605
Pilgrim’s Pride Corp. (a)	280	7,134
Pinnacle Foods, Inc.	514	23,793
Post Holdings, Inc. (a) (b)	300	24,807
TreeHouse Foods, Inc. (a) (b)	200	20,530
Tyson Foods, Inc. Class A	1,343	89,699
WhiteWave Foods Co. (a) (b)	785	36,848

		1,758,061

GAS UTILITIES — 0.2%
AGL Resources, Inc.	523	34,502
Atmos Energy Corp.	421	34,236
National Fuel Gas Co. (a)	370	21,045
Piedmont Natural Gas Co., Inc.	400	24,048
Questar Corp. (a)	791	20,068
UGI Corp.	748	33,847

		167,746

HEALTH CARE EQUIPMENT & SUPPLIES — 2.5%
Abbott Laboratories	6,688	262,905
Abiomed, Inc. (b)	200	21,858
Alere, Inc. (b)	365	15,213
Align Technology, Inc. (a) (b)	371	29,884
Baxter International, Inc.	2,350	106,267
Becton Dickinson and Co.	962	163,146
Boston Scientific Corp. (b)	6,164	144,053
C.R. Bard, Inc.	332	78,073
Cooper Cos., Inc. (a)	204	35,000
DENTSPLY SIRONA, Inc.	1,068	66,259
DexCom, Inc. (a) (b)	355	28,162
Edwards Lifesciences Corp. (b)	958	95,541
Hill-Rom Holdings, Inc.	258	13,016
Hologic, Inc. (b)	1,118	38,683
IDEXX Laboratories, Inc. (b)	448	41,601
Intuitive Surgical, Inc. (b)	168	111,117
Medtronic PLC	6,419	556,977
ResMed, Inc. (a)	617	39,013
St. Jude Medical, Inc.	1,240	96,720
Stryker Corp. (a)	1,507	180,584
Teleflex, Inc. (a)	178	31,561
Varian Medical Systems, Inc. (a) (b)	457	37,579
West Pharmaceutical Services, Inc.	300	22,764
Zimmer Biomet Holdings, Inc.	850	102,323

		2,318,299

HEALTH CARE PROVIDERS & SERVICES — 2.7%
Acadia Healthcare Co., Inc. (a) (b)	232	12,853
Aetna, Inc.	1,560	190,523
AmerisourceBergen Corp.	886	70,278
Amsurg Corp. (b)	200	15,508
Anthem, Inc.	1,185	155,638
Brookdale Senior Living, Inc. (a) (b)	799	12,337
Cardinal Health, Inc.	1,485	115,845
Centene Corp. (b)	720	51,386
Cigna Corp.	1,162	148,724
DaVita HealthCare Partners, Inc. (b)	786	60,774
Envision Healthcare Holdings, Inc. (b)	819	20,778
Express Scripts Holding Co. (b)	2,863	217,015
HCA Holdings, Inc. (b)	1,411	108,661

See accompanying notes to financial statements.

SPDR Russell 1000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Henry Schein, Inc. (b)	380	$67,184
Humana, Inc.	677	121,779
Laboratory Corp. of America Holdings (b)	461	60,055
LifePoint Health, Inc. (a) (b)	203	13,270
McKesson Corp.	1,068	199,342
MEDNAX, Inc. (a) (b)	440	31,869
Patterson Cos., Inc. (a)	384	18,390
Premier, Inc. Class A (a) (b)	142	4,643
Quest Diagnostics, Inc.	639	52,021
Tenet Healthcare Corp. (a) (b)	435	12,023
UnitedHealth Group, Inc.	4,287	605,324
Universal Health Services, Inc. Class B	399	53,506
VCA, Inc. (b)	375	25,354
WellCare Health Plans, Inc. (b)	200	21,456

		2,466,536

HEALTH CARE TECHNOLOGY — 0.2%
Allscripts Healthcare Solutions, Inc. (a) (b)	787	9,995
athenahealth, Inc. (a) (b)	171	23,600
Cerner Corp. (a) (b)	1,295	75,887
IMS Health Holdings, Inc. (a) (b)	681	17,270
Inovalon Holdings, Inc. Class A (a) (b)	136	2,449
Veeva Systems, Inc. Class A (a) (b)	343	11,703

		140,904

HOTELS, RESTAURANTS & LEISURE — 1.9%
Aramark	1,151	38,466
Brinker International, Inc. (a)	290	13,204
Carnival Corp.	1,840	81,328
Chipotle Mexican Grill, Inc. (a) (b)	134	53,970
Choice Hotels International, Inc. (a)	132	6,286
Darden Restaurants, Inc.	558	35,344
Domino’s Pizza, Inc.	246	32,319
Dunkin’ Brands Group, Inc. (a)	408	17,797
Extended Stay America, Inc.	263	3,932
Hilton Worldwide Holdings, Inc. (a)	2,292	51,639
Hyatt Hotels Corp. Class A (b)	164	8,059
International Game Technology PLC (a)	415	7,777
Las Vegas Sands Corp.	1,677	72,933
Marriott International, Inc. Class A (a)	912	60,612
McDonald’s Corp.	3,966	477,268
MGM Resorts International (b)	1,997	45,192
Norwegian Cruise Line Holdings, Ltd. (a) (b)	560	22,310
Panera Bread Co. Class A (a) (b)	123	26,069
Royal Caribbean Cruises, Ltd.	734	49,288
Six Flags Entertainment Corp.	303	17,559
Starbucks Corp.	6,520	372,422
Starwood Hotels & Resorts Worldwide, Inc.	754	55,758
Vail Resorts, Inc.	200	27,646
Wendy’s Co. (a)	1,120	10,774
Wyndham Worldwide Corp. (a)	525	37,396
Wynn Resorts, Ltd. (a)	354	32,087
Yum! Brands, Inc.	1,849	153,319

		1,810,754

HOUSEHOLD DURABLES — 0.5%
CalAtlantic Group, Inc. (a)	300	11,013

D.R. Horton, Inc.	1,543	48,574
Garmin, Ltd. (a)	536	22,737
Harman International Industries, Inc. (a)	308	22,121
Leggett & Platt, Inc. (a)	617	31,535
Lennar Corp. Class B (a)	42	1,564
Lennar Corp. Class A	745	34,344
Mohawk Industries, Inc. (b)	276	52,374
Newell Brands, Inc.	2,008	97,528
NVR, Inc. (b)	20	35,607
PulteGroup, Inc. (a)	1,661	32,373
Tempur Sealy International, Inc. (a) (b)	267	14,770
Toll Brothers, Inc. (a) (b)	757	20,371
Tupperware Brands Corp. (a)	226	12,719
Whirlpool Corp.	340	56,658

		494,288

HOUSEHOLD PRODUCTS — 1.8%
Church & Dwight Co., Inc. (a)	598	61,528
Clorox Co.	567	78,467
Colgate-Palmolive Co.	3,937	288,189
Energizer Holdings, Inc.	268	13,799
Kimberly-Clark Corp.	1,627	223,680
Procter & Gamble Co.	12,229	1,035,430
Spectrum Brands Holdings, Inc. (a)	98	11,692

		1,712,785

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.1%
AES Corp.	3,225	40,248
Calpine Corp. (b)	1,673	24,677
NRG Energy, Inc.	1,427	21,391

		86,316

INDUSTRIAL CONGLOMERATES — 2.3%
3M Co.	2,682	469,672
Carlisle Cos., Inc.	291	30,753
Danaher Corp.	2,751	277,851
General Electric Co.	42,060	1,324,048
Roper Technologies, Inc. (a)	439	74,876

		2,177,200

INSURANCE — 2.9%
Aflac, Inc.	1,914	138,114
Alleghany Corp. (b)	74	40,669
Allied World Assurance Co. Holdings AG	445	15,637
Allstate Corp.	1,765	123,462
American Financial Group, Inc.	340	25,136
American International Group, Inc.	5,207	275,398
American National Insurance Co. (a)	38	4,300
AmTrust Financial Services, Inc. (a)	336	8,232
Aon PLC	1,228	134,134
Arch Capital Group, Ltd. (b)	575	41,400
Arthur J Gallagher & Co.	741	35,272
Aspen Insurance Holdings, Ltd.	279	12,940
Assurant, Inc.	325	28,051
Assured Guaranty, Ltd.	712	18,063
Axis Capital Holdings, Ltd.	486	26,730
Brown & Brown, Inc. (a)	523	19,597
Chubb, Ltd.	2,095	273,838
Cincinnati Financial Corp.	717	53,696

See accompanying notes to financial statements.

SPDR Russell 1000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

CNA Financial Corp.	121	$3,802
Endurance Specialty Holdings, Ltd.	306	20,551
Erie Indemnity Co. Class A (a)	121	12,020
Everest Re Group, Ltd. (a)	209	38,178
First American Financial Corp.	500	20,110
FNF Group (a)	1,225	45,938
Hanover Insurance Group, Inc.	191	16,162
Hartford Financial Services Group, Inc.	1,842	81,748
Lincoln National Corp.	1,115	43,229
Loews Corp.	1,375	56,499
Markel Corp. (b)	68	64,789
Marsh & McLennan Cos., Inc.	2,397	164,099
Mercury General Corp. (a)	114	6,060
MetLife, Inc.	4,229	168,441
Old Republic International Corp.	1,136	21,913
Principal Financial Group, Inc.	1,258	51,716
ProAssurance Corp.	260	13,923
Progressive Corp.	2,593	86,866
Prudential Financial, Inc.	2,024	144,392
Reinsurance Group of America, Inc.	319	30,940
RenaissanceRe Holdings, Ltd. (a)	200	23,488
Torchmark Corp.	584	36,103
Travelers Cos., Inc.	1,307	155,585
Unum Group	1,170	37,194
Validus Holdings, Ltd.	425	20,651
White Mountains Insurance Group, Ltd.	23	19,366
WR Berkley Corp.	457	27,383
XL Group PLC Class A	1,364	45,435

		2,731,250

INTERNET & CATALOG RETAIL — 2.1%
Amazon.com, Inc. (b)	1,780	1,273,804
Expedia, Inc. (a)	538	57,189
Groupon, Inc. (a) (b)	1,952	6,344
Liberty Interactive Corp. QVC Group Class A (b)	2,240	56,829
Liberty Ventures Series A (b)	629	23,317
Netflix, Inc. (b)	1,899	173,721
Priceline Group, Inc. (b)	228	284,637
TripAdvisor, Inc. (a) (b)	486	31,250

		1,907,091

INTERNET SOFTWARE & SERVICES — 3.9%
Akamai Technologies, Inc. (a) (b)	769	43,010
Alphabet, Inc. Class A (b)	1,341	943,434
Alphabet, Inc. Class C (b)	1,357	939,180
CoStar Group, Inc. (a) (b)	138	30,175
eBay, Inc. (b)	4,845	113,421
Facebook, Inc. Class A (b)	10,248	1,171,141
GoDaddy, Inc. Class A Class A (b)	105	3,275
IAC/InterActiveCorp	329	18,523
LinkedIn Corp. Class A (b)	517	97,842
Match Group, Inc. (a) (b)	117	1,764
Pandora Media, Inc. (b)	922	11,479
Rackspace Hosting, Inc. (a) (b)	519	10,826
Twitter, Inc. (a) (b)	2,516	42,546
VeriSign, Inc. (a) (b)	451	38,993
Yahoo!, Inc. (b)	4,152	155,949
Yelp, Inc. (a) (b)	220	6,679
Zillow Group, Inc. Class A (a) (b)	207	7,587

Zillow Group, Inc. Class C Class C (b)	417	15,129

		3,650,953

IT SERVICES — 3.8%
Accenture PLC Class A	2,846	322,423
Alliance Data Systems Corp. (b)	282	55,249
Amdocs, Ltd.	700	40,404
Automatic Data Processing, Inc.	2,108	193,662
Black Knight Financial Services, Inc. Class A (a) (b)	92	3,459
Booz Allen Hamilton Holding Corp.	551	16,332
Broadridge Financial Solutions, Inc.	533	34,752
Cognizant Technology Solutions Corp. Class A (b)	2,747	157,238
Computer Sciences Corp.	637	31,627
CoreLogic, Inc. (b)	410	15,777
CSRA, Inc.	637	14,925
DST Systems, Inc.	151	17,581
Euronet Worldwide, Inc. (b)	200	13,838
Fidelity National Information Services, Inc.	1,462	107,720
First Data Corp. Class A (b)	1,385	15,332
Fiserv, Inc. (b)	989	107,534
FleetCor Technologies, Inc. (b)	418	59,828
Gartner, Inc. (b)	396	38,574
Genpact, Ltd. (b)	718	19,271
Global Payments, Inc.	740	52,821
International Business Machines Corp.	4,024	610,763
Jack Henry & Associates, Inc.	382	33,337
Leidos Holdings, Inc.	318	15,223
MasterCard, Inc. Class A	4,428	389,930
Paychex, Inc. (a)	1,418	84,371
PayPal Holdings, Inc. (b)	5,162	188,465
Sabre Corp.	962	25,772
Square, Inc. Class A (a) (b)	114	1,032
Teradata Corp. (a) (b)	681	17,073
Total System Services, Inc.	724	38,452
Vantiv, Inc. Class A (b)	680	38,488
Visa, Inc. Class A (a)	8,732	647,652
Western Union Co. (a)	2,379	45,629
WEX, Inc. (a) (b)	166	14,719
Xerox Corp.	4,335	41,139

		3,510,392

LEISURE EQUIPMENT & PRODUCTS — 0.2%
Brunswick Corp.	408	18,491
Hasbro, Inc.	504	42,331
Mattel, Inc.	1,500	46,935
Polaris Industries, Inc. (a)	293	23,956
Vista Outdoor, Inc. (b)	273	13,030

		144,743

LIFE SCIENCES TOOLS & SERVICES — 0.7%
Agilent Technologies, Inc.	1,512	67,072
Bio-Rad Laboratories, Inc. Class A (b)	95	13,587
Bio-Techne Corp.	159	17,930
Bruker Corp.	480	10,915
Charles River Laboratories International, Inc. (b)	209	17,230
Illumina, Inc. (a) (b)	675	94,757
Mettler-Toledo International, Inc. (b)	136	49,629
PerkinElmer, Inc.	495	25,948

See accompanying notes to financial statements.

SPDR Russell 1000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

QIAGEN NV (b)	1,018	$22,203
Quintiles Transnational Holdings, Inc. (b)	386	25,214
Thermo Fisher Scientific, Inc.	1,812	267,741
VWR Corp. (a) (b)	356	10,288
Waters Corp. (b)	367	51,619

		674,133

MACHINERY — 1.5%
AGCO Corp. (a)	391	18,428
Allison Transmission Holdings, Inc.	900	25,407
Caterpillar, Inc. (a)	2,551	193,391
Colfax Corp. (a) (b)	397	10,505
Crane Co.	209	11,855
Cummins, Inc. (a)	752	84,555
Deere & Co. (a)	1,389	112,565
Donaldson Co., Inc. (a)	626	21,509
Dover Corp.	735	50,950
Flowserve Corp. (a)	618	27,915
Graco, Inc. (a)	265	20,932
IDEX Corp.	358	29,392
Illinois Tool Works, Inc.	1,377	143,428
Ingersoll-Rand PLC	1,189	75,716
ITT, Inc.	399	12,760
Lincoln Electric Holdings, Inc. (a)	360	21,269
Manitowoc Foodservice, Inc. (a) (b)	583	10,272
Middleby Corp. (b)	248	28,582
Nordson Corp. (a)	288	24,080
Oshkosh Corp. (a)	360	17,176
PACCAR, Inc.	1,552	80,502
Parker-Hannifin Corp.	638	68,936
Pentair PLC	860	50,129
Snap-on, Inc.	260	41,033
Stanley Black & Decker, Inc.	691	76,853
Terex Corp.	448	9,099
Timken Co. (a)	374	11,467
Toro Co.	247	21,785
Trinity Industries, Inc. (a)	685	12,720
WABCO Holdings, Inc. (b)	250	22,893
Wabtec Corp. (a)	413	29,005
Xylem, Inc.	822	36,702

		1,401,811

MARINE — 0.0% (d)
Kirby Corp. (a) (b)	245	15,286

MEDIA — 3.1%
AMC Networks, Inc. Class A (a) (b)	264	15,951
Cable One, Inc. (a)	19	9,717
CBS Corp. Class B	1,826	99,407
Charter Communications, Inc. Class A (b)	935	213,778
Cinemark Holdings, Inc.	502	18,303
Clear Channel Outdoor Holdings, Inc. Class A	183	1,138
Comcast Corp. Class A	11,035	719,372
Discovery Communications, Inc. Class A (b)	684	17,257
Discovery Communications, Inc. Class C (b)	1,264	30,146
DISH Network Corp. Class A (b)	927	48,575
Interpublic Group of Cos., Inc.	1,913	44,190

John Wiley & Sons, Inc. Class A	192	10,019
Liberty Braves Group Class C (a) (b)	58	850
Liberty Broadband Corp. Class A (b)	108	6,415
Liberty Broadband Corp. Class C (b)	483	28,980
Liberty SiriusXM Group Class A (b)	439	13,767
Liberty SiriusXM Group Class C (b)	871	26,888
Lions Gate Entertainment Corp. (a)	363	7,344
Live Nation Entertainment, Inc. (a) (b)	603	14,171
Madison Square Garden Co. Class A (b)	94	16,216
News Corp. Class A	1,689	19,170
News Corp. Class B	532	6,208
Omnicom Group, Inc. (a)	1,114	90,780
Regal Entertainment Group Class A (a)	362	7,978
Scripps Networks Interactive, Inc. Class A (a)	449	27,959
Sirius XM Holdings, Inc. (a) (b)	8,164	32,248
Starz Class A (b)	457	13,673
TEGNA, Inc. (a)	997	23,101
Thomson Reuters Corp.	1,472	59,498
Time Warner, Inc.	3,640	267,686
Tribune Media Co. Class A (a)	356	13,948
Twenty-First Century Fox, Inc. Class A	5,079	137,387
Twenty-First Century Fox, Inc. Class B	2,135	58,179
Viacom, Inc. Class A (a)	44	2,042
Viacom, Inc. Class B	1,529	63,408
Walt Disney Co.	7,401	723,966

		2,889,715

METALS & MINING — 0.5%
Alcoa, Inc. (a)	5,981	55,444
Compass Minerals International, Inc. (a)	152	11,277
Freeport-McMoRan, Inc. (a)	5,828	64,924
Newmont Mining Corp.	2,491	97,448
Nucor Corp. (a)	1,392	68,779
Reliance Steel & Aluminum Co.	348	26,761
Royal Gold, Inc. (a)	305	21,966
Southern Copper Corp.	636	17,159
Steel Dynamics, Inc.	1,001	24,525
Tahoe Resources, Inc.	1,188	17,784
United States Steel Corp. (a)	633	10,672

		416,739

MULTI-UTILITIES — 1.1%
Ameren Corp.	1,073	57,491
CenterPoint Energy, Inc.	1,912	45,888
CMS Energy Corp. (a)	1,179	54,069
Consolidated Edison, Inc. (a)	1,285	103,365
Dominion Resources, Inc. (a)	2,850	222,101
DTE Energy Co.	770	76,322
MDU Resources Group, Inc. (a)	797	19,128
NiSource, Inc.	1,399	37,102
Public Service Enterprise Group, Inc.	2,217	103,334
SCANA Corp.	613	46,380
Sempra Energy	1,118	127,474
TECO Energy, Inc.	975	26,949
Vectren Corp. (a)	362	19,067
WEC Energy Group, Inc. (a)	1,394	91,028

		1,029,698

MULTILINE RETAIL — 0.6%
Dillard’s, Inc. Class A Class A (a)	110	6,666

See accompanying notes to financial statements.

SPDR Russell 1000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Dollar General Corp.	1,256	$118,064
Dollar Tree, Inc. (b)	1,049	98,858
JC Penney Co., Inc. (a) (b)	1,327	11,784
Kohl’s Corp. (a)	839	31,815
Macy’s, Inc.	1,346	45,239
Nordstrom, Inc. (a)	619	23,553
Target Corp.	2,670	186,419

		522,398

OIL, GAS & CONSUMABLE FUELS — 6.0%
Anadarko Petroleum Corp.	2,331	124,126
Antero Resources Corp. (a) (b)	727	18,887
Apache Corp.	1,689	94,027
Cabot Oil & Gas Corp.	2,139	55,058
Cheniere Energy, Inc. (a) (b)	1,046	39,277
Chesapeake Energy Corp. (b)	2,480	10,614
Chevron Corp.	8,596	901,119
Cimarex Energy Co.	441	52,620
Columbia Pipeline Group, Inc.	1,837	46,825
Concho Resources, Inc. (a) (b)	589	70,250
ConocoPhillips	5,558	242,329
CONSOL Energy, Inc. (a)	970	15,607
Continental Resources, Inc. (a) (b)	372	16,840
Devon Energy Corp.	2,430	88,088
Diamondback Energy, Inc. (b)	285	25,995
Energen Corp. (a)	522	25,166
EOG Resources, Inc.	2,498	208,383
EQT Corp.	776	60,086
Exxon Mobil Corp.	18,929	1,774,404
Gulfport Energy Corp. (b)	584	18,256
Hess Corp.	1,258	75,606
HollyFrontier Corp. (a)	858	20,395
Kinder Morgan, Inc.	8,773	164,231
Kosmos Energy, Ltd. (a) (b)	500	2,725
Laredo Petroleum, Inc. (a) (b)	514	5,387
Marathon Oil Corp.	3,993	59,935
Marathon Petroleum Corp.	2,397	90,990
Memorial Resource Development Corp. (a) (b)	530	8,416
Murphy Oil Corp. (a)	819	26,003
Newfield Exploration Co. (a) (b)	924	40,822
Noble Energy, Inc.	1,951	69,982
Occidental Petroleum Corp.	3,488	263,553
ONEOK, Inc. (a)	914	43,369
Parsley Energy, Inc. Class A (b)	700	18,942
PBF Energy, Inc. Class A (a)	419	9,964
Phillips 66	2,088	165,662
Pioneer Natural Resources Co.	745	112,651
QEP Resources, Inc.	804	14,175
Range Resources Corp.	719	31,018
Rice Energy, Inc. (a) (b)	307	6,766
SM Energy Co. (a)	303	8,181
Southwestern Energy Co. (b)	1,693	21,298
Spectra Energy Corp. (a)	3,123	114,396
Targa Resources Corp. (a)	746	31,436
Tesoro Corp.	569	42,630
Valero Energy Corp.	2,133	108,783
Whiting Petroleum Corp. (b)	870	8,056
Williams Cos., Inc.	3,322	71,855
World Fuel Services Corp.	323	15,339

WPX Energy, Inc. (a) (b)	907	8,444

		5,548,967

PAPER & FOREST PRODUCTS — 0.0% (d)
Domtar Corp.	295	10,328

PERSONAL PRODUCTS — 0.2%
Coty, Inc. Class A (a)	353	9,174
Edgewell Personal Care Co. (b)	268	22,622
Estee Lauder Cos., Inc. Class A	927	84,376
Herbalife, Ltd. (a) (b)	355	20,778
Nu Skin Enterprises, Inc. Class A (a)	254	11,732

		148,682

PHARMACEUTICALS — 5.2%
Akorn, Inc. (a) (b)	343	9,770
Allergan PLC (b)	1,789	413,420
Bristol-Myers Squibb Co.	7,532	553,979
Eli Lilly & Co.	4,394	346,028
Endo International PLC (a) (b)	1,020	15,902
Johnson & Johnson	12,501	1,516,371
Mallinckrodt PLC (b)	500	30,390
Merck & Co., Inc.	12,754	734,758
Mylan NV (b)	1,855	80,210
Perrigo Co. PLC (a)	657	59,570
Pfizer, Inc.	27,447	966,409
Zoetis, Inc.	2,193	104,080

		4,830,887

PROFESSIONAL SERVICES — 0.3%
Dun & Bradstreet Corp.	178	21,687
Equifax, Inc.	524	67,282
IHS, Inc. Class A (b)	296	34,220
ManpowerGroup, Inc.	352	22,648
Nielsen Holdings PLC	1,626	84,503
Robert Half International, Inc.	636	24,270
TransUnion (b)	224	7,491
Verisk Analytics, Inc. (b)	737	59,756

		321,857

REAL ESTATE INVESTMENT TRUSTS (REITS) — 4.2%
Alexandria Real Estate Equities, Inc. (a)	310	32,091
American Campus Communities, Inc. (a)	658	34,788
American Capital Agency Corp.	1,451	28,759
American Homes 4 Rent Class A (a)	1,036	21,217
American Tower Corp. REIT	1,897	215,518
Annaly Capital Management, Inc. (a)	4,150	45,940
Apartment Investment & Management Co. Class A REIT	718	31,707
Apple Hospitality REIT, Inc. (a)	817	15,368
AvalonBay Communities, Inc. REIT	615	110,940
Boston Properties, Inc. REIT	671	88,505
Brandywine Realty Trust	730	12,264
Brixmor Property Group, Inc. (a)	762	20,162
Camden Property Trust (a)	368	32,539
Care Capital Properties, Inc. (a)	355	9,305
Chimera Investment Corp.	892	14,004
Columbia Property Trust, Inc.	562	12,027
Communications Sales & Leasing, Inc. (b)	520	15,028
Corporate Office Properties Trust	396	11,710

See accompanying notes to financial statements.

SPDR Russell 1000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Corrections Corp. of America	509	$17,825
Crown Castle International Corp. REIT	1,472	149,305
CubeSmart REIT (a)	800	24,704
CyrusOne, Inc. REIT	300	16,698
DCT Industrial Trust, Inc. REIT	400	19,216
DDR Corp. REIT	1,352	24,525
Digital Realty Trust, Inc. REIT (a)	679	74,004
Douglas Emmett, Inc. (a)	632	22,449
Duke Realty Corp.	1,674	44,629
Empire State Realty Trust, Inc. Class A	491	9,324
EPR Properties	300	24,204
Equinix, Inc. REIT	316	122,523
Equity Commonwealth (b)	542	15,788
Equity LifeStyle Properties, Inc.	375	30,019
Equity One, Inc.	400	12,872
Equity Residential REIT	1,658	114,203
Essex Property Trust, Inc. REIT	282	64,321
Extra Space Storage, Inc. REIT	572	52,933
Federal Realty Investment Trust REIT	304	50,327
Forest City Realty Trust, Inc. Class A	960	21,418
Gaming and Leisure Properties, Inc.	791	27,274
General Growth Properties, Inc. REIT	2,551	76,071
HCP, Inc. REIT	1,987	70,300
Healthcare Trust of America, Inc. Class A	584	18,887
Highwoods Properties, Inc.	400	21,120
Hospitality Properties Trust (a)	632	18,202
Host Hotels & Resorts, Inc. REIT (a)	3,309	53,639
Iron Mountain, Inc. REIT	1,252	49,867
Kilroy Realty Corp. REIT	377	24,991
Kimco Realty Corp. REIT	1,788	56,107
Lamar Advertising Co. Class A (a)	327	21,680
Liberty Property Trust REIT	637	25,302
Macerich Co. REIT	687	58,663
MFA Financial, Inc.	1,589	11,552
Mid-America Apartment Communities, Inc. (a)	357	37,985
National Retail Properties, Inc.	644	33,308
NorthStar Realty Finance Corp.	854	9,761
Omega Healthcare Investors, Inc.	915	31,064
Outfront Media, Inc. (a)	656	15,855
Paramount Group, Inc. REIT (a)	909	14,489
Piedmont Office Realty Trust, Inc. Class A	699	15,056
Post Properties, Inc. REIT	235	14,347
Prologis, Inc. REIT	2,385	116,960
Public Storage REIT	652	166,645
Rayonier, Inc. (a)	544	14,275
Realty Income Corp. REIT (a)	1,117	77,475
Regency Centers Corp. (a)	399	33,408
Retail Properties of America, Inc. Class A	1,127	19,046
Senior Housing Properties Trust	935	19,476
Simon Property Group, Inc. REIT	1,399	303,443
SL Green Realty Corp. REIT	457	48,657
Sovran Self Storage, Inc.	200	20,984
Spirit Realty Capital, Inc. REIT	1,981	25,297
Starwood Property Trust, Inc.	951	19,705
STORE Capital Corp. (a)	700	20,615
Sun Communities, Inc. REIT	300	22,992
Tanger Factory Outlet Centers, Inc. (a)	415	16,675
Taubman Centers, Inc. (a)	288	21,370

Two Harbors Investment Corp.	1,614	13,816
UDR, Inc. REIT	1,168	43,123
Ventas, Inc. REIT (a)	1,524	110,978
VEREIT, Inc.	4,001	40,570
Vornado Realty Trust REIT	823	82,399
Weingarten Realty Investors REIT	576	23,512
Welltower, Inc. REIT	1,544	117,606
Weyerhaeuser Co. REIT	3,515	104,642
WP Carey, Inc.	442	30,684

		3,883,032

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.1%
CBRE Group, Inc. Class A (b)	1,230	32,570
Howard Hughes Corp. (a) (b)	171	19,549
Jones Lang LaSalle, Inc.	190	18,515
Realogy Holdings Corp. (b)	688	19,966

		90,600

ROAD & RAIL — 0.8%
AMERCO	38	14,233
Avis Budget Group, Inc. (b)	468	15,084
CSX Corp.	4,420	115,274
Genesee & Wyoming, Inc. Class A (a) (b)	255	15,032
Hertz Global Holdings, Inc. (b)	1,886	20,878
JB Hunt Transport Services, Inc. (a)	397	32,129
Kansas City Southern	482	43,423
Landstar System, Inc. (a)	201	13,801
Norfolk Southern Corp.	1,365	116,202
Old Dominion Freight Line, Inc. (b)	298	17,972
Ryder System, Inc.	230	14,062
Union Pacific Corp.	3,938	343,591

		761,681

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.7%
Analog Devices, Inc.	1,365	77,314
Applied Materials, Inc.	5,015	120,209
Broadcom, Ltd.	1,701	264,335
Cree, Inc. (a) (b)	485	11,853
Cypress Semiconductor Corp. (a)	1,458	15,382
First Solar, Inc. (a) (b)	377	18,277
Intel Corp.	21,522	705,922
KLA-Tencor Corp.	683	50,030
Lam Research Corp. (a)	708	59,514
Linear Technology Corp. (a)	1,082	50,345
Marvell Technology Group, Ltd.	1,795	17,106
Maxim Integrated Products, Inc.	1,255	44,791
Microchip Technology, Inc. (a)	1,006	51,065
Micron Technology, Inc. (b)	4,650	63,984
NVIDIA Corp. (a)	2,468	116,021
ON Semiconductor Corp. (b)	1,858	16,388
Qorvo, Inc. (b)	657	36,306
QUALCOMM, Inc.	6,754	361,812
Skyworks Solutions, Inc.	834	52,775
SunPower Corp. (a) (b)	212	3,284
Teradyne, Inc. (a)	872	17,170
Texas Instruments, Inc.	4,686	293,578
Xilinx, Inc.	1,147	52,911

		2,500,372

See accompanying notes to financial statements.

SPDR Russell 1000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

SOFTWARE — 4.2%
Activision Blizzard, Inc.	2,545	$100,858
Adobe Systems, Inc. (b)	2,255	216,007
ANSYS, Inc. (a) (b)	411	37,298
Atlassian Corp. PLC Class A (b)	106	2,745
Autodesk, Inc. (b)	985	53,328
CA, Inc.	1,405	46,126
Cadence Design Systems, Inc. (b)	1,210	29,403
CDK Global, Inc.	706	39,176
Citrix Systems, Inc. (b)	688	55,102
Electronic Arts, Inc. (b)	1,349	102,200
FireEye, Inc. (b)	671	11,051
Fortinet, Inc. (b)	598	18,891
Guidewire Software, Inc. (b)	300	18,528
Intuit, Inc.	1,141	127,347
Manhattan Associates, Inc. (b)	300	19,239
Microsoft Corp.	34,663	1,773,706
NetSuite, Inc. (a) (b)	166	12,085
Nuance Communications, Inc. (b)	1,128	17,631
Oracle Corp.	13,571	555,461
PTC, Inc. (b)	544	20,444
Red Hat, Inc. (b)	826	59,968
salesforce.com, Inc. (b)	2,993	237,674
ServiceNow, Inc. (b)	750	49,800
Splunk, Inc. (b)	556	30,124
SS&C Technologies Holdings, Inc. (a)	648	18,196
Symantec Corp.	3,008	61,784
Synopsys, Inc. (b)	655	35,422
Tableau Software, Inc. Class A (a) (b)	203	9,931
Tyler Technologies, Inc. (b)	200	33,342
Ultimate Software Group, Inc. (a) (b)	128	26,917
VMware, Inc. Class A (a) (b)	369	21,114
Workday, Inc. Class A (a) (b)	512	38,231
Zynga, Inc. Class A (b)	2,860	7,121

		3,886,250

SPECIALTY RETAIL — 2.5%
Advance Auto Parts, Inc.	327	52,853
AutoNation, Inc. (a) (b)	308	14,470
AutoZone, Inc. (b)	139	110,344
Bed Bath & Beyond, Inc. (a)	787	34,014
Best Buy Co., Inc. (a)	1,357	41,524
Burlington Stores, Inc. (b)	300	20,013
Cabela’s, Inc. (b)	216	10,813
CarMax, Inc. (a) (b)	877	42,999
CST Brands, Inc.	300	12,924
Dick’s Sporting Goods, Inc. (a)	387	17,438
Foot Locker, Inc.	642	35,220
GameStop Corp. Class A (a)	497	13,210
Gap, Inc. (a)	1,153	24,467
Home Depot, Inc.	5,688	726,301
L Brands, Inc.	1,130	75,857
Lowe’s Cos., Inc.	4,067	321,984
Michaels Cos., Inc. (a) (b)	184	5,233
Murphy USA, Inc. (b)	206	15,277
O’Reilly Automotive, Inc. (b)	448	121,453
Penske Automotive Group, Inc. (a)	188	5,914
Ross Stores, Inc.	1,849	104,820
Sally Beauty Holdings, Inc. (a) (b)	721	21,205
Signet Jewelers, Ltd. (a)	352	29,008
Staples, Inc.	2,864	24,688

Tiffany & Co. (a)	493	29,896
TJX Cos., Inc.	3,094	238,950
Tractor Supply Co. (a)	607	55,346
Ulta Salon Cosmetics & Fragrance, Inc. (b)	286	69,681
Urban Outfitters, Inc. (a) (b)	457	12,567
Williams-Sonoma, Inc. (a)	431	22,468

		2,310,937

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 3.2%
Apple, Inc.	25,071	2,396,788
EMC Corp.	8,755	237,873
Hewlett Packard Enterprise Co. (a)	7,993	146,032
HP, Inc.	7,995	100,337
Lexmark International, Inc. Class A	265	10,004
NCR Corp. (b)	706	19,606

NetApp, Inc. (a)	1,370	33,688
Western Digital Corp. (a)	1,201	56,759

		3,001,087

TEXTILES, APPAREL & LUXURY GOODS — 0.8%
Carter’s, Inc.	243	25,872
Coach, Inc. (a)	1,222	49,784
Hanesbrands, Inc. (a)	1,744	43,827
Kate Spade & Co. (b)	565	11,645
lululemon athletica, Inc. (a) (b)	495	36,561
Michael Kors Holdings, Ltd. (a) (b)	894	44,235
NIKE, Inc. Class B	6,173	340,750
PVH Corp.	359	33,829
Ralph Lauren Corp. (a)	262	23,480
Skechers U.S.A., Inc. Class A (a) (b)	537	15,960
Under Armour, Inc. Class A (a) (b)	773	31,020
Under Armour, Inc. Class C (b)	778	28,337
VF Corp. (a)	1,519	93,403

		778,703

THRIFTS & MORTGAGE FINANCE — 0.0% (d)
New York Community Bancorp, Inc.	2,322	34,807
TFS Financial Corp.	328	5,648

		40,455

TOBACCO — 1.6%
Altria Group, Inc.	8,926	615,537
Philip Morris International, Inc.	7,034	715,499
Reynolds American, Inc.	3,698	199,433

		1,530,469

TRADING COMPANIES & DISTRIBUTORS — 0.2%
Air Lease Corp. (a)	474	12,694
Fastenal Co. (a)	1,293	57,396
HD Supply Holdings, Inc. (b)	754	26,254
MSC Industrial Direct Co., Inc. Class A (a)	203	14,324
United Rentals, Inc. (a) (b)	436	29,256
W.W. Grainger, Inc. (a)	254	57,721
Watsco, Inc. (a)	114	16,039
WESCO International, Inc. (a) (b)	191	9,834

		223,518

TRANSPORTATION INFRASTRUCTURE — 0.0% (d)
Macquarie Infrastructure Corp.	304	22,511

See accompanying notes to financial statements.

SPDR Russell 1000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

WATER UTILITIES — 0.1%
American Water Works Co., Inc. (a)	773	$65,327
Aqua America, Inc. (a)	770	27,458

		92,785

WIRELESS TELECOMMUNICATION SERVICES — 0.1%
Sprint Corp. (b)	3,284	14,877
T-Mobile US, Inc. (a) (b)	1,293	55,948
Telephone & Data Systems, Inc.	408	12,101
United States Cellular Corp. (b)	57	2,238

		85,164

TOTAL COMMON STOCKS (Cost $77,947,450)		92,970,626

SHORT-TERM INVESTMENTS — 5.1%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (e) (f)	120,617	120,617
State Street Navigator Securities Lending Prime Portfolio (f) (g)	4,634,658	4,634,658

TOTAL SHORT-TERM INVESTMENTS (Cost $4,755,275)		4,755,275

TOTAL INVESTMENTS —104.9% (Cost $82,702,725)		97,725,901
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.9)%		(4,534,675)

NET ASSETS — 100.0%		$93,191,226

(a)	All or a portion of the shares of the security are on loan at June 30, 2016.
(b)	Non-income producing security.
(c)	The Fund invested in an affiliated entity, State Street Corp. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(d)	Amount is less than 0.05% of net assets.
(e)	The rate shown is the annualized seven-day yield at June 30, 2016.
(f)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(g)	Investment of cash collateral for securities loaned.

REIT = Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Aerospace & Defense	$2,295,821	$—	$—	$2,295,821
Air Freight & Logistics	599,235	—	—	599,235
Airlines	467,842	—	—	467,842
Auto Components	335,032	—	—	335,032
Automobiles	568,942	—	—	568,942
Banks	4,689,398	—	—	4,689,398
Beverages	1,951,186	—	—	1,951,186
Biotechnology	2,738,629	—	—	2,738,629
Building Products	214,933	—	—	214,933
Capital Markets	1,598,348	—	—	1,598,348
Chemicals	1,966,649	—	—	1,966,649
Commercial Services & Supplies	473,556	—	—	473,556
Communications Equipment	959,668	—	—	959,668
Construction & Engineering	142,641	—	—	142,641
Construction Materials	141,666	—	—	141,666
Consumer Finance	652,561	—	—	652,561
Containers & Packaging	436,812	—	—	436,812
Distributors	128,753	—	—	128,753
Diversified Consumer Services	78,197	—	—	78,197
Diversified Financial Services	1,950,139	—	—	1,950,139
Diversified Telecommunication Services	2,501,061	—	—	2,501,061
Electric Utilities	1,972,734	—	—	1,972,734

See accompanying notes to financial statements.

SPDR Russell 1000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Electrical Equipment	$491,071	$—	$—	$491,071
Electronic Equipment, Instruments & Components	463,570	—	—	463,570
Energy Equipment & Services	1,025,261	—	—	1,025,261
Food & Staples Retailing	2,031,538	—	—	2,031,538
Food Products	1,758,061	—	—	1,758,061
Gas Utilities	167,746	—	—	167,746
Health Care Equipment & Supplies	2,318,299	—	—	2,318,299
Health Care Providers & Services	2,466,536	—	—	2,466,536
Health Care Technology	140,904	—	—	140,904
Hotels, Restaurants & Leisure	1,810,754	—	—	1,810,754
Household Durables	494,288	—	—	494,288
Household Products	1,712,785	—	—	1,712,785
Independent Power Producers & Energy Traders	86,316	—	—	86,316
Industrial Conglomerates	2,177,200	—	—	2,177,200
Insurance	2,731,250	—	—	2,731,250
Internet & Catalog Retail	1,907,091	—	—	1,907,091
Internet Software & Services	3,650,953	—	—	3,650,953
IT Services	3,510,392	—	—	3,510,392
Leisure Equipment & Products	144,743	—	—	144,743
Life Sciences Tools & Services	674,133	—	—	674,133
Machinery	1,401,811	—	—	1,401,811
Marine	15,286	—	—	15,286
Media	2,889,715	—	—	2,889,715
Metals & Mining	416,739	—	—	416,739
Multi-Utilities	1,029,698	—	—	1,029,698
Multiline Retail	522,398	—	—	522,398
Oil, Gas & Consumable Fuels	5,548,967	—	—	5,548,967
Paper & Forest Products	10,328	—	—	10,328
Personal Products	148,682	—	—	148,682
Pharmaceuticals	4,830,887	—	—	4,830,887
Professional Services	321,857	—	—	321,857
Real Estate Investment Trusts (REITs)	3,883,032	—	—	3,883,032
Real Estate Management & Development	90,600	—	—	90,600
Road & Rail	761,681	—	—	761,681
Semiconductors & Semiconductor Equipment	2,500,372	—	—	2,500,372
Software	3,886,250	—	—	3,886,250
Specialty Retail	2,310,937	—	—	2,310,937
Technology Hardware, Storage & Peripherals	3,001,087	—	—	3,001,087
Textiles, Apparel & Luxury Goods	778,703	—	—	778,703
Thrifts & Mortgage Finance	40,455	—	—	40,455
Tobacco	1,530,469	—	—	1,530,469
Trading Companies & Distributors	223,518	—	—	223,518
Transportation Infrastructure	22,511	—	—	22,511
Water Utilities	92,785	—	—	92,785
Wireless Telecommunication Services	85,164	—	—	85,164
Short-Term Investments	4,755,275	—	—	4,755,275

TOTAL INVESTMENTS	$97,725,901	$—	$—	$97,725,901

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Corp.	1,428	$109,956	387	—	1,815	$97,865	$2,270	$—
State Street Institutional Liquid Reserves Fund, Premier Class	40,037	40,037	4,429,530	4,348,950	120,617	120,617	592	—
State Street Navigator Securities Lending Prime Portfolio	6,623,070	6,623,070	25,316,587	27,304,999	4,634,658	4,634,658	17,604	—

See accompanying notes to financial statements.

SPDR Russell 2000 ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 98.9%
AEROSPACE & DEFENSE — 1.5%
AAR Corp.	1,729	$40,355
Aerojet Rocketdyne Holdings, Inc. (a) (b)	3,072	56,156
Aerovironment, Inc. (a)	1,014	28,189
American Science & Engineering, Inc.	363	13,580
Astronics Corp. (a)	1,009	33,559
Cubic Corp. (b)	1,392	55,903
Curtiss-Wright Corp.	2,364	199,167
DigitalGlobe, Inc. (a) (b)	3,399	72,705
Ducommun, Inc. (a)	572	11,314
Engility Holdings, Inc. (a)	938	19,810
Esterline Technologies Corp. (a) (b)	1,562	96,906
KEYW Holding Corp. (a)	1,748	17,375
KLX, Inc. (a)	2,734	84,754
Kratos Defense & Security Solutions, Inc. (a) (b)	2,399	9,836
Mercury Systems, Inc. (a)	2,174	54,046
Moog, Inc. Class A (a)	1,713	92,365
National Presto Industries, Inc.	260	24,531
Sparton Corp. (a) (b)	545	11,865
TASER International, Inc. (a) (b)	2,866	71,306
Teledyne Technologies, Inc. (a)	1,892	187,403
Triumph Group, Inc.	2,700	95,850
Vectrus, Inc. (a)	520	14,815

		1,291,790

AIR FREIGHT & LOGISTICS — 0.5%
Air Transport Services Group, Inc. (a)	2,869	37,182
Atlas Air Worldwide Holdings, Inc. (a)	1,321	54,716
Echo Global Logistics, Inc. (a)	1,633	36,612
Forward Air Corp. (b)	1,618	72,050
Hub Group, Inc. Class A (a)	1,820	69,833
Park-Ohio Holdings Corp.	468	13,235
Radiant Logistics, Inc. (a) (b)	1,302	3,906
XPO Logistics, Inc. (a) (b)	5,294	139,020

		426,554

AIRLINES — 0.4%
Allegiant Travel Co.	677	102,565
Hawaiian Holdings, Inc. (a) (b)	2,847	108,072
SkyWest, Inc.	2,723	72,051
Virgin America, Inc. (a) (b)	994	55,873

		338,561

AUTO COMPONENTS — 1.1%
American Axle & Manufacturing Holdings, Inc. (a) (b)	3,918	56,733
Cooper Tire & Rubber Co.	3,046	90,832
Cooper-Standard Holding, Inc. (a)	807	63,745
Dana Holding Corp.	7,872	83,128
Dorman Products, Inc. (a) (b)	1,352	77,334
Drew Industries, Inc.	1,248	105,880
Federal-Mogul Holdings Corp. (a)	1,489	12,374
Fox Factory Holding Corp. (a) (b)	1,140	19,802
Gentherm, Inc. (a)	1,926	65,966
Horizon Global Corp. (a)	913	10,363
Metaldyne Performance Group, Inc.	904	12,430
Modine Manufacturing Co. (a)	2,606	22,933
Motorcar Parts of America, Inc. (a) (b)	936	25,440

Spartan Motors, Inc.	1,900	11,894
Standard Motor Products, Inc.	1,121	44,593
Stoneridge, Inc. (a)	1,592	23,784
Strattec Security Corp.	182	7,420
Superior Industries International, Inc. (b)	1,277	34,198
Tenneco, Inc. (a) (b)	2,994	139,550
Tower International, Inc.	1,069	22,000

		930,399

AUTOMOBILES — 0.0% (c)
Winnebago Industries, Inc. (b)	1,386	31,767

BANKS — 9.7%
1st Source Corp.	957	30,997
Access National Corp.	520	10,145
ACNB Corp.	300	7,533
Allegiance Bancshares, Inc. (a) (b)	600	14,928
American National Bankshares, Inc.	446	11,230
Ameris Bancorp (b)	1,804	53,579
Ames National Corp.	567	15,207
Arrow Financial Corp. (b)	592	17,932
Atlantic Capital Bancshares, Inc. (a)	900	13,014
Avenue Financial Holdings, Inc. (a)	400	7,860
Banc of California, Inc. (b)	2,675	48,418
BancFirst Corp.	411	24,792
Banco Latinoamericano de Comercio Exterior SA (b)	1,637	43,381
Bancorp, Inc. (a) (b)	1,820	10,956
BancorpSouth, Inc.	4,740	107,551
Bank of Marin Bancorp	263	12,721
Bank of the Ozarks, Inc. (b)	4,464	167,489
Bankwell Financial Group, Inc.	400	8,824
Banner Corp. (b)	1,675	71,255
Bar Harbor Bankshares (b)	260	9,126
BBCN Bancorp, Inc.	4,246	63,350
Berkshire Hills Bancorp, Inc.	1,704	45,872
Blue Hills Bancorp, Inc. (b)	1,450	21,402
BNC Bancorp (b)	1,983	45,034
Boston Private Financial Holdings, Inc.	4,409	51,938
Bridge Bancorp, Inc. (b)	949	26,952
Brookline Bancorp, Inc.	3,876	42,752
Bryn Mawr Bank Corp.	1,007	29,404
C&F Financial Corp.	200	8,952
C1 Financial, Inc. (a)	462	10,778
Camden National Corp.	537	22,554
Capital Bank Financial Corp. Class A (b)	999	28,771
Capital City Bank Group, Inc.	728	10,134
Cardinal Financial Corp.	1,609	35,301
Carolina Financial Corp. (b)	600	11,208
Cascade Bancorp (a)	1,647	9,124
Cathay General Bancorp	3,962	111,728
CenterState Banks, Inc.	2,517	39,643
Central Pacific Financial Corp.	1,647	38,869
Central Valley Community Bancorp	600	8,400
Century Bancorp, Inc. Class A	182	7,704
Chemical Financial Corp.	1,941	72,380
Citizens & Northern Corp. (b)	697	14,093
City Holding Co. (b)	863	39,241
CNB Financial Corp. (b)	753	13,403

See accompanying notes to financial statements.

SPDR Russell 2000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

CoBiz Financial, Inc.	1,946	$22,768
Codorus Valley Bancorp, Inc.	500	10,185
Columbia Banking System, Inc.	2,993	83,984
Community Bank System, Inc. (b)	2,264	93,028
Community Trust Bancorp, Inc.	829	28,733
CommunityOne Bancorp (a)	567	7,167
ConnectOne Bancorp, Inc. (b)	1,701	26,689
County Bancorp, Inc.	300	6,186
CU Bancorp (a)	910	20,684
Customers Bancorp, Inc. (a)	1,428	35,886
CVB Financial Corp. (b)	5,538	90,768
Eagle Bancorp, Inc. (a) (b)	1,604	77,168
Enterprise Bancorp, Inc. (b)	406	9,740
Enterprise Financial Services Corp.	941	26,244
Equity Bancshares, Inc. Class A (a)	300	6,642
Farmers Capital Bank Corp. (b)	390	10,667
Farmers National Banc Corp.	1,400	12,320
FCB Financial Holdings, Inc. Class A (a)	1,648	56,032
Fidelity Southern Corp.	1,201	18,820
Financial Institutions, Inc. (b)	775	20,204
First BanCorp (a) (b)	6,632	26,329
First Bancorp, Inc.	541	11,653
First Bancorp/Southern Pines (b)	1,070	18,811
First Busey Corp.	1,636	34,994
First Business Financial Services, Inc.	414	9,717
First Citizens BancShares, Inc. Class A (b)	410	106,153
First Commonwealth Financial Corp. (b)	4,589	42,219
First Community Bancshares, Inc. (b)	866	19,433
First Community Financial Partners, Inc. (a)	700	6,160
First Connecticut Bancorp, Inc.	967	16,014
First Financial Bancorp	3,229	62,804
First Financial Bankshares, Inc.	3,497	114,667
First Financial Corp.	629	23,034
First Foundation, Inc. (a)	700	15,050
First Internet Bancorp (b)	300	7,146
First Interstate BancSystem, Inc. Class A (b)	962	27,032
First Merchants Corp.	2,209	55,070
First Mid-Illinois Bancshares, Inc.	300	7,500
First Midwest Bancorp, Inc.	4,335	76,123
First NBC Bank Holding Co. (a)	782	13,130
First Northwest Bancorp (a)	600	7,644
First of Long Island Corp.	672	19,266
FirstMerit Corp.	8,738	177,119
Flushing Financial Corp.	1,542	30,655
FNB Corp. (b)	11,014	138,116
Franklin Financial Network, Inc. (a)	560	17,562
Fulton Financial Corp.	9,115	123,052
German American Bancorp, Inc. (b)	700	22,379
Glacier Bancorp, Inc.	4,081	108,473
Great Southern Bancorp, Inc. (b)	575	21,258
Great Western Bancorp, Inc.	3,109	98,058
Green Bancorp, Inc. (a) (b)	1,350	11,772
Guaranty Bancorp	811	13,544
Hancock Holding Co. (b)	4,033	105,302

Hanmi Financial Corp.	1,725	40,520
Heartland Financial USA, Inc.	1,201	42,383
Heritage Commerce Corp.	1,170	12,320
Heritage Financial Corp.	1,592	27,987
Heritage Oaks Bancorp	1,000	7,940
Hilltop Holdings, Inc. (a)	3,959	83,099
Home BancShares, Inc. (b)	6,494	128,516
HomeTrust Bancshares, Inc. (a)	870	16,095
Horizon Bancorp (b)	463	11,640
IBERIABANK Corp.	2,150	128,419
Independent Bank Corp.	1,297	59,273
Independent Bank Corp.	1,194	17,325
Independent Bank Group, Inc. (b)	569	24,416
International Bancshares Corp.	2,855	74,487
Investors Bancorp, Inc.	16,231	179,839
Lakeland Bancorp, Inc.	2,077	23,636
Lakeland Financial Corp.	914	42,967
LCNB Corp.	400	6,320
LegacyTexas Financial Group, Inc.	2,328	62,646
Live Oak Bancshares, Inc.	1,200	16,932
Macatawa Bank Corp. (b)	1,700	12,614
MainSource Financial Group, Inc.	1,144	25,225
MB Financial, Inc.	3,865	140,222
MBT Financial Corp.	1,200	9,600
Mercantile Bank Corp.	881	21,021
Merchants Bancshares, Inc.	338	10,302
Middleburg Financial Corp. (b)	300	8,160
MidWestOne Financial Group, Inc.	364	10,396
MutualFirst Financial, Inc.	300	8,205
National Bank Holdings Corp. Class A (b)	1,480	30,133
National Bankshares, Inc.	393	13,724
National Commerce Corp. (a) (b)	390	9,095
NBT Bancorp, Inc.	2,296	65,734
Nicolet Bankshares, Inc. (a)	400	15,232
Northrim BanCorp, Inc.	400	10,516
OFG Bancorp	2,554	21,198
Old Line Bancshares, Inc.	500	9,000
Old National Bancorp	7,078	88,687
Old Second Bancorp, Inc.	1,432	9,781
Opus Bank	941	31,806
Orrstown Financial Services, Inc.	500	9,025
Pacific Continental Corp.	1,015	15,946
Pacific Premier Bancorp, Inc. (a)	1,493	35,832
Park National Corp.	707	64,888
Park Sterling Corp.	2,479	17,576
Peapack Gladstone Financial Corp.	853	15,789
Penns Woods Bancorp, Inc. (b)	260	10,917
People’s Utah Bancorp	700	11,620
Peoples Bancorp, Inc.	1,000	21,790
Peoples Financial Services Corp.	393	15,382
Pinnacle Financial Partners, Inc.	2,129	104,002
Preferred Bank	654	18,884
Premier Financial Bancorp, Inc.	500	8,425
PrivateBancorp, Inc.	4,111	181,007
Prosperity Bancshares, Inc.	3,570	182,034
QCR Holdings, Inc. (b)	520	14,139
Renasant Corp. (b)	2,226	71,967
Republic Bancorp, Inc. Class A	520	14,368

See accompanying notes to financial statements.

SPDR Russell 2000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Republic First Bancorp, Inc. (a)	2,500	$10,775
S&T Bancorp, Inc.	1,839	44,964
Sandy Spring Bancorp, Inc.	1,359	39,493
Seacoast Banking Corp. of Florida (a)	1,570	25,497
ServisFirst Bancshares, Inc. (b)	1,223	60,404
Shore Bancshares, Inc.	700	8,225
Sierra Bancorp	681	11,366
Simmons First National Corp. Class A (b)	1,566	72,326
South State Corp.	1,275	86,764
Southern First Bancshares, Inc. (a)	300	7,230
Southern National Bancorp of Virginia, Inc.	600	7,290
Southside Bancshares, Inc.	1,340	41,427
Southwest Bancorp, Inc.	1,070	18,115
State Bank Financial Corp.	1,768	35,979
Sterling Bancorp	6,687	104,986
Stock Yards Bancorp, Inc. (b)	1,123	31,702
Stonegate Bank	520	16,780
Suffolk Bancorp	645	20,195
Summit Financial Group, Inc.	600	10,500
Sun Bancorp, Inc. (a) (b)	440	9,090
Talmer Bancorp, Inc. Class A	3,055	58,564
Texas Capital Bancshares, Inc. (a) (b)	2,497	116,760
Tompkins Financial Corp. (b)	779	50,635
Towne Bank	2,444	52,913
TriCo Bancshares	1,140	31,464
TriState Capital Holdings, Inc. (a) (b)	1,147	15,748
Triumph Bancorp, Inc. (a)	919	14,704
Trustmark Corp.	3,434	85,335
UMB Financial Corp. (b)	2,409	128,183
Umpqua Holdings Corp.	11,604	179,514
Union Bankshares Corp.	2,454	60,638
Union Bankshares Inc/Morrisville	200	7,272
United Bankshares, Inc. (b)	3,544	132,935
United Community Banks, Inc.	3,542	64,783
Univest Corp. of Pennsylvania	938	19,717
Valley National Bancorp	13,099	119,463
Veritex Holdings, Inc. (a)	600	9,612
Washington Trust Bancorp, Inc. (b)	779	29,540
WashingtonFirst Bankshares, Inc.	500	10,805
Webster Financial Corp.	4,912	166,762
WesBanco, Inc. (b)	1,878	58,312
West Bancorp, Inc.	760	14,128
Westamerica Bancorporation (b)	1,248	61,476
Wilshire Bancorp, Inc. (b)	3,937	41,024
Wintrust Financial Corp.	2,604	132,804
Yadkin Financial Corp. (b)	2,605	65,359
Your Community Bankshares, Inc.	300	11,148

		8,520,787

BEVERAGES — 0.2%
Boston Beer Co., Inc. Class A (a) (b)	479	81,923
Coca-Cola Bottling Co. Consolidated (b)	233	34,361
Craft Brew Alliance, Inc. (a) (b)	572	6,589
MGP Ingredients, Inc.	620	23,703
National Beverage Corp. (a) (b)	629	39,507
Primo Water Corp. (a)	1,300	15,353

		201,436

BIOTECHNOLOGY — 4.6%
Acceleron Pharma, Inc. (a)	1,521	51,684
Achillion Pharmaceuticals, Inc. (a) (b)	6,148	47,954
Acorda Therapeutics, Inc. (a)	2,219	56,596
Adamas Pharmaceuticals, Inc. (a) (b)	1,000	15,140
Aduro Biotech, Inc. (a) (b)	2,090	23,638
Advaxis, Inc. (a) (b)	2,032	16,439
Agenus, Inc. (a) (b)	4,255	17,233
Aimmune Therapeutics, Inc. (a) (b)	1,537	16,630
Akebia Therapeutics, Inc. (a)	2,154	16,112
Alder Biopharmaceuticals, Inc. (a) (b)	2,599	64,897
AMAG Pharmaceuticals, Inc. (a) (b)	1,794	42,912
Amicus Therapeutics, Inc. (a)	7,070	38,602
Anavex Life Sciences Corp. (a)	400	2,444
Anthera Pharmaceuticals, Inc. (a) (b)	1,699	5,250
Applied Genetic Technologies Corp. (a)	856	12,095
Ardelyx, Inc. (a)	1,175	10,258
Arena Pharmaceuticals, Inc. (a)	12,061	20,624
ARIAD Pharmaceuticals, Inc. (a) (b)	9,702	71,698
Array BioPharma, Inc. (a) (b)	7,688	27,369
Arrowhead Pharmaceuticals, Inc. (a)	3,608	19,195
Atara Biotherapeutics, Inc. (a)	1,311	29,511
Athersys, Inc. (a)	4,400	9,548
Avexis, Inc. (a)	300	11,406
Axovant Sciences, Ltd. (a)	1,351	17,347
Bellicum Pharmaceuticals, Inc. (a) (b)	1,245	16,135
BioCryst Pharmaceuticals, Inc. (a)	3,668	10,417
BioSpecifics Technologies Corp. (a)	272	10,864
BioTime, Inc. (a)	3,047	7,953
Bluebird Bio, Inc. (a)	2,000	86,580
Blueprint Medicines Corp. (a)	1,190	24,097
Cara Therapeutics, Inc. (a) (b)	1,227	5,902
Celator Pharmaceuticals, Inc. (a)	1,700	51,306
Celldex Therapeutics, Inc. (a) (b)	5,045	22,148
Cellular Biomedicine Group, Inc. (a) (b)	520	6,235
Cepheid (a)	3,895	119,771
Chimerix, Inc. (a) (b)	2,279	8,956
Cidara Therapeutics, Inc. (a)	800	8,248
Clovis Oncology, Inc. (a) (b)	1,887	25,890
Coherus Biosciences, Inc. (a) (b)	1,696	28,645
Concert Pharmaceuticals, Inc. (a) (b)	782	8,782
Curis, Inc. (a)	5,208	8,124
Cytokinetics, Inc. (a) (b)	1,811	17,186
CytomX Therapeutics, Inc. (a)	1,200	12,258
CytRx Corp. (a) (b)	2,917	6,505
Dynavax Technologies Corp. (a) (b)	1,932	28,169
Eagle Pharmaceuticals, Inc. (a) (b)	490	19,007
Edge Therapeutics, Inc. (a)	1,000	10,110
Editas Medicine, Inc. (a)	300	7,320
Emergent BioSolutions, Inc. (a) (b)	1,789	50,307
Enanta Pharmaceuticals, Inc. (a)	803	17,706
Epizyme, Inc. (a)	2,224	22,774
Esperion Therapeutics, Inc. (a) (b)	701	6,926
Exact Sciences Corp. (a) (b)	5,338	65,390
Exelixis, Inc. (a) (b)	11,901	92,947
FibroGen, Inc. (a)	2,909	47,737

See accompanying notes to financial statements.

SPDR Russell 2000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Five Prime Therapeutics, Inc. (a) (b)	1,513	$62,563
Flexion Therapeutics, Inc. (a) (b)	1,048	15,683
Foundation Medicine, Inc. (a) (b)	734	13,696
Galena Biopharma, Inc. (a) (b)	9,884	4,607
Genomic Health, Inc. (a) (b)	931	24,108
Geron Corp. (a) (b)	8,469	22,697
Global Blood Therapeutics, Inc. (a) (b)	833	13,819
Halozyme Therapeutics, Inc. (a) (b)	5,705	49,234
Heron Therapeutics, Inc. (a) (b)	1,640	29,602
Idera Pharmaceuticals, Inc. (a) (b)	4,837	7,401
Ignyta, Inc. (a)	1,312	7,111
ImmunoGen, Inc. (a) (b)	4,422	13,620
Immunomedics, Inc. (a) (b)	5,124	11,888
Inotek Pharmaceuticals Corp. (a)	1,200	8,928
Inovio Pharmaceuticals, Inc. (a) (b)	3,642	33,652
Insmed, Inc. (a) (b)	3,255	32,094
Insys Therapeutics, Inc. (a) (b)	1,179	15,256
Intellia Therapeutics, Inc. (a) (b)	500	10,675
Invitae Corp. (a)	1,400	10,346
Ironwood Pharmaceuticals, Inc. (a) (b)	7,013	91,695
Karyopharm Therapeutics, Inc. (a) (b)	1,301	8,730
Keryx Biopharmaceuticals, Inc. (a) (b)	4,499	29,783
Kite Pharma, Inc. (a)	2,111	105,550
La Jolla Pharmaceutical Co. (a) (b)	720	11,520
Lexicon Pharmaceuticals, Inc. (a) (b)	2,102	30,164
Ligand Pharmaceuticals, Inc. (a)	985	117,481
Lion Biotechnologies, Inc. (a)	2,679	21,700
Loxo Oncology, Inc. (a)	820	19,008
MacroGenics, Inc. (a) (b)	1,759	47,475
MannKind Corp. (a) (b)	17,701	20,533
Medgenics, Inc. (a)	912	5,062
MediciNova, Inc. (a)	1,700	12,835
Merrimack Pharmaceuticals, Inc. (a)	6,149	33,143
MiMedx Group, Inc. (a) (b)	5,846	46,651
Minerva Neurosciences, Inc. (a)	900	9,189
Momenta Pharmaceuticals, Inc. (a)	3,626	39,161
Myriad Genetics, Inc. (a) (b)	3,646	111,568
NantKwest, Inc. (a)	1,100	6,842
Natera, Inc. (a)	1,500	18,097
NewLink Genetics Corp. (a) (b)	1,037	11,677
Novavax, Inc. (a) (b)	14,473	105,219
OncoMed Pharmaceuticals, Inc. (a)	951	11,707
Ophthotech Corp. (a) (b)	1,618	82,566
Organovo Holdings, Inc. (a)	4,754	17,685
Otonomy, Inc. (a) (b)	1,426	22,645
OvaScience, Inc. (a) (b)	1,222	6,367
PDL BioPharma, Inc.	8,828	27,720
Pfenex, Inc. (a) (b)	782	6,545
PharmAthene, Inc. (a)	4,000	9,760
Portola Pharmaceuticals, Inc. (a)	2,590	61,124
Progenics Pharmaceuticals, Inc. (a) (b)	3,866	16,314
Proteostasis Therapeutics, Inc. (a)	400	4,852
Prothena Corp. PLC (a)	1,836	64,187
PTC Therapeutics, Inc. (a) (b)	1,800	12,636
Puma Biotechnology, Inc. (a)	1,300	38,727
Radius Health, Inc. (a) (b)	1,742	64,018
Raptor Pharmaceutical Corp. (a) (b)	4,216	22,640
REGENXBIO, Inc. (a)	1,300	10,400
Regulus Therapeutics, Inc. (a)	1,672	4,832

Repligen Corp. (a) (b)	1,722	47,114
Retrophin, Inc. (a) (b)	1,842	32,806
Rigel Pharmaceuticals, Inc. (a) (b)	4,833	10,778
Sage Therapeutics, Inc. (a) (b)	1,480	44,592
Sangamo BioSciences, Inc. (a) (b)	3,668	21,238
Sarepta Therapeutics, Inc. (a) (b)	2,331	44,452
Seres Therapeutics, Inc. (a) (b)	1,009	29,311
Sorrento Therapeutics, Inc. (a) (b)	1,302	7,291
Spark Therapeutics, Inc. (a) (b)	927	47,397
Spectrum Pharmaceuticals, Inc. (a)	3,415	22,437
Stemline Therapeutics, Inc. (a) (b)	902	6,107
Synergy Pharmaceuticals, Inc. (a) (b)	10,000	38,000
Synthetic Biologics, Inc. (a)	4,600	8,280
T2 Biosystems, Inc. (a)	617	4,868
TESARO, Inc. (a) (b)	1,272	106,912
TG Therapeutics, Inc. (a) (b)	1,859	11,265
Tobira Therapeutics, Inc. (a) (b)	500	6,280
Trevena, Inc. (a)	2,672	16,834
Trovagene, Inc. (a) (b)	1,263	5,721
Ultragenyx Pharmaceutical, Inc. (a) (b)	1,911	93,467
Vanda Pharmaceuticals, Inc. (a) (b)	1,743	19,504
Versartis, Inc. (a)	1,515	16,756
Vitae Pharmaceuticals, Inc. (a) (b)	1,462	15,775
Vital Therapies, Inc. (a)	1,183	7,335
Voyager Therapeutics, Inc. (a)	700	7,693
XBiotech, Inc. (a) (b)	1,000	20,920
Xencor, Inc. (a)	1,624	30,840
Zafgen, Inc. (a)	1,565	9,374
ZIOPHARM Oncology, Inc. (a) (b)	6,680	36,673

		4,043,785

BUILDING PRODUCTS — 1.2%
AAON, Inc. (b)	2,246	61,787
Advanced Drainage Systems, Inc. (b)	1,847	50,552
American Woodmark Corp. (a)	734	48,723
Apogee Enterprises, Inc. (b)	1,432	66,373
Armstrong Flooring, Inc. (a)	1,300	22,035
Builders FirstSource, Inc. (a)	4,650	52,313
Caesarstone, Ltd. (a) (b)	1,300	45,188
Continental Building Products, Inc. (a)	1,940	43,126
CSW Industrials, Inc. (a)	800	26,088
Gibraltar Industries, Inc. (a)	1,681	53,069
Griffon Corp. (b)	1,613	27,195
Insteel Industries, Inc. (b)	1,000	28,590
Masonite International Corp. (a)	1,610	106,485
NCI Building Systems, Inc. (a)	1,579	25,248
Nortek, Inc. (a)	496	29,418
Patrick Industries, Inc. (a)	727	43,831
PGT, Inc. (a)	2,786	28,696
Ply Gem Holdings, Inc. (a)	1,192	17,367
Quanex Building Products Corp.	1,840	34,206
Simpson Manufacturing Co., Inc.	2,217	88,614
Trex Co., Inc. (a) (b)	1,555	69,851
Universal Forest Products, Inc.	1,001	92,783

		1,061,538

CAPITAL MARKETS — 1.3%
Arlington Asset Investment Corp. Class A (b)	1,065	13,856
Associated Capital Group, Inc. Class A	336	9,637

See accompanying notes to financial statements.

SPDR Russell 2000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

BGC Partners, Inc. Class A	11,588	$100,932
Calamos Asset Management, Inc. Class A	1,179	8,619
Cohen & Steers, Inc. (b)	1,044	42,219
Cowen Group, Inc. Class A (a) (b)	4,989	14,767
Diamond Hill Investment Group, Inc. (b)	156	29,394
Evercore Partners, Inc. Class A	2,116	93,506
Financial Engines, Inc. (b)	2,983	77,170
GAMCO Investors, Inc. Class A	236	7,734
Greenhill & Co., Inc. (b)	1,482	23,860
Houlihan Lokey, Inc.	574	12,840
INTL. FCStone, Inc. (a) (b)	775	21,150
Investment Technology Group, Inc. (b)	1,877	31,383
Janus Capital Group, Inc. (b)	7,624	106,126
KCG Holdings, Inc. Class A (a)	2,860	38,038
Ladenburg Thalmann Financial Services, Inc. (a)	5,792	13,669
Manning & Napier, Inc.	1,000	9,500
Moelis & Co. Class A (b)	1,177	26,483
OM Asset Management PLC	2,169	28,956
Oppenheimer Holdings, Inc. Class A (b)	546	8,441
Piper Jaffray Cos. (a)	849	32,007
PJT Partners, Inc. Class A	1,000	23,000
Pzena Investment Management, Inc. Class A	629	4,787
Safeguard Scientifics, Inc. (a)	1,170	14,613
Stifel Financial Corp. (a)	3,460	108,817
Virtu Financial, Inc. Class A (b)	1,412	25,416
Virtus Investment Partners, Inc. (b)	323	22,991
Waddell & Reed Financial, Inc. Class A	4,300	74,046
Westwood Holdings Group, Inc.	388	20,098
WisdomTree Investments, Inc. (b)	6,351	62,176

		1,106,231

CHEMICALS — 2.4%
A Schulman, Inc.	1,584	38,681
AgroFresh Solutions, Inc. (a)	1,500	7,965
American Vanguard Corp. (b)	1,586	23,964
Axiall Corp. (b)	3,803	124,016
Balchem Corp. (b)	1,639	97,766
Calgon Carbon Corp.	2,658	34,953
Chase Corp. (b)	363	21,442
Chemours Co.	9,800	80,752
Chemtura Corp. (a)	3,436	90,642
Codexis, Inc. (a)	2,100	8,463
Ferro Corp. (a) (b)	4,484	59,996
Flotek Industries, Inc. (a) (b)	2,813	37,132
FutureFuel Corp.	1,222	13,295
GCP Applied Technologies, Inc. (a)	3,800	98,952
Hawkins, Inc.	492	21,358
HB Fuller Co. (b)	2,605	114,594
Ingevity Corp. (a)	2,300	78,292
Innophos Holdings, Inc.	1,096	46,262
Innospec, Inc.	1,275	58,637
KMG Chemicals, Inc.	416	10,812
Koppers Holdings, Inc. (a)	1,169	35,923
Kraton Performance Polymers, Inc. (a)	1,577	44,046

Kronos Worldwide, Inc.	1,090	5,723
LSB Industries, Inc. (a) (b)	1,063	12,841
Minerals Technologies, Inc.	1,854	105,307
Olin Corp. (b)	8,792	218,393
OMNOVA Solutions, Inc. (a)	2,606	18,894
PolyOne Corp.	4,478	157,805
Quaker Chemical Corp.	670	59,764
Rayonier Advanced Materials, Inc.	2,457	33,391
Sensient Technologies Corp.	2,350	166,944
Stepan Co.	1,044	62,149
TerraVia Holdings, Inc. (a)	3,960	10,375
Trecora Resources (a) (b)	1,118	11,661
Tredegar Corp.	1,378	22,213
Trinseo SA (a)	1,478	63,451
Tronox, Ltd. Class A (b)	3,201	14,116

		2,110,970

COMMERCIAL SERVICES & SUPPLIES — 2.3%
ABM Industries, Inc.	2,892	105,500
ACCO Brands Corp. (a)	5,877	60,710
Aqua Metals, Inc. (a)	700	8,236
ARC Document Solutions, Inc. (a)	2,001	7,784
Brady Corp. Class A	2,519	76,981
Brink’s Co. (b)	2,328	66,325
Casella Waste Systems, Inc. Class A (a) (b)	2,141	16,807
CECO Environmental Corp. (b)	1,791	15,653
Deluxe Corp.	2,608	173,093
Ennis, Inc. (b)	1,456	27,926
Essendant, Inc.	2,012	61,487
G&K Services, Inc. Class A	1,014	77,642
Healthcare Services Group, Inc. (b)	3,711	153,561
Heritage-Crystal Clean, Inc. (a)	495	6,044
Herman Miller, Inc.	3,151	94,183
HNI Corp.	2,349	109,205
InnerWorkings, Inc. (a) (b)	2,232	18,459
Interface, Inc.	3,461	52,780
Kimball International, Inc. Class B (b)	1,748	19,892
Knoll, Inc.	2,580	62,642
Matthews International Corp. Class A (b)	1,715	95,423
McGrath RentCorp (b)	1,178	36,035
Mobile Mini, Inc. (b)	2,382	82,513
MSA Safety, Inc.	1,634	85,834
Multi-Color Corp. (b)	681	43,175
Quad/Graphics, Inc.	1,534	35,727
SP Plus Corp. (a)	841	18,990
Steelcase, Inc. Class A	4,605	62,490
Team, Inc. (a) (b)	1,595	39,604
Tetra Tech, Inc.	3,175	97,615
TRC Cos., Inc. (a)	782	4,942
UniFirst Corp. (b)	738	85,401
US Ecology, Inc. (b)	1,174	53,945
Viad Corp.	1,144	35,464
VSE Corp.	255	17,034
West Corp.	2,458	48,324

		2,057,426

COMMUNICATIONS EQUIPMENT — 1.7%
ADTRAN, Inc.	2,489	46,420
Aerohive Networks, Inc. (a)	1,600	10,592

See accompanying notes to financial statements.

SPDR Russell 2000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Applied Optoelectronics, Inc. (a) (b)	776	$8,652
Bel Fuse, Inc. Class B	549	9,761
Black Box Corp.	910	11,903
CalAmp Corp. (a) (b)	1,946	28,820
Calix, Inc. (a) (b)	2,193	15,154
Ciena Corp. (a)	7,331	137,456
Clearfield, Inc. (a)	597	10,680
Comtech Telecommunications Corp.	853	10,953
Digi International, Inc. (a)	1,437	15,419
EMCORE Corp. (a)	1,562	9,278
Extreme Networks, Inc. (a) (b)	5,066	17,174
Finisar Corp. (a) (b)	5,705	99,895
Harmonic, Inc. (a) (b)	4,945	14,093
Infinera Corp. (a) (b)	7,596	85,683
InterDigital, Inc. (b)	1,909	106,293
Ixia (a)	3,626	35,607
KVH Industries, Inc. (a)	867	6,676
Lumentum Holdings, Inc. (a)	2,700	65,340
NETGEAR, Inc. (a)	1,725	82,007
NetScout Systems, Inc. (a)	5,107	113,631
Oclaro, Inc. (a) (b)	4,886	23,844
Plantronics, Inc.	1,779	78,276
Polycom, Inc. (a)	7,354	82,732
ShoreTel, Inc. (a)	3,180	21,274
Silicom, Ltd.	300	8,970
Sonus Networks, Inc. (a) (b)	2,317	20,135
Ubiquiti Networks, Inc. (a) (b)	1,458	56,366
ViaSat, Inc. (a) (b)	2,408	171,931
Viavi Solutions, Inc. (a)	12,400	82,212

		1,487,227

CONSTRUCTION & ENGINEERING — 0.9%
Aegion Corp. (a)	1,854	36,172
Argan, Inc.	674	28,119
Comfort Systems USA, Inc.	2,053	66,866
Dycom Industries, Inc. (a) (b)	1,624	145,770
EMCOR Group, Inc.	3,202	157,731
Granite Construction, Inc. (b)	2,046	93,195
Great Lakes Dredge & Dock Corp. (a)	3,304	14,406
HC2 Holdings, Inc. (a) (b)	2,212	9,512
Layne Christensen Co. (a)	1,300	10,530
MasTec, Inc. (a) (b)	3,540	79,013
MYR Group, Inc. (a)	953	22,948
NV5 Global, Inc. (a)	462	13,139
Orion Group Holdings, Inc. (a)	1,484	7,880
Primoris Services Corp. (b)	2,295	43,444
Tutor Perini Corp. (a) (b)	2,064	48,607

		777,332

CONSTRUCTION MATERIALS — 0.2%
Headwaters, Inc. (a)	3,803	68,226
Summit Materials, Inc. Class A (a)	3,491	71,426
United States Lime & Minerals, Inc.	104	6,135
US Concrete, Inc. (a) (b)	783	47,692

		193,479

CONSUMER FINANCE — 0.5%
Cash America International, Inc. (b)	1,304	55,576
Encore Capital Group, Inc. (a) (b)	1,203	28,307
Enova International, Inc. (a)	1,290	9,494
EZCORP, Inc. Class A (a) (b)	2,814	21,274

First Cash Financial Services, Inc.	1,510	77,508
Green Dot Corp. (Class A) (a) (b)	2,293	52,716
LendingClub Corp. (a)	17,700	76,110
Nelnet, Inc. Class A	1,192	41,422
PRA Group, Inc. (a) (b)	2,478	59,819
Regional Management Corp. (a) (b)	727	10,658
World Acceptance Corp. (a) (b)	343	15,641

		448,525

CONTAINERS & PACKAGING — 0.2%
AEP Industries, Inc.	263	21,161
Greif, Inc. Class A	1,632	60,825
Greif, Inc. Class B	100	5,475
Multi Packaging Solutions International, Ltd. (a)	1,338	17,862
Myers Industries, Inc.	1,262	18,173
UFP Technologies, Inc. (a)	400	9,016

		132,512

DISTRIBUTORS — 0.1%
Core-Mark Holding Co., Inc.	2,538	118,931
Weyco Group, Inc. (b)	367	10,195

		129,126

DIVERSIFIED CONSUMER SERVICES — 1.0%
American Public Education, Inc. (a)	788	22,143
Apollo Education Group, Inc. (a)	4,826	44,013
Ascent Capital Group, Inc. Class A (a) (b)	677	10,419
Bridgepoint Education, Inc. (a) (b)	783	5,669
Bright Horizons Family Solutions, Inc. (a)	2,270	150,524
Capella Education Co.	619	32,584
Career Education Corp. (a) (b)	3,837	22,830
Carriage Services, Inc. (b)	860	20,365
Chegg, Inc. (a)	3,851	19,255
Collectors Universe, Inc.	362	7,149
DeVry Education Group, Inc.	3,254	58,051
Grand Canyon Education, Inc. (a) (b)	2,415	96,407
Houghton Mifflin Harcourt Co. (a)	6,686	104,502
K12, Inc. (a)	1,793	22,395
LifeLock, Inc. (a) (b)	4,459	70,497
Regis Corp. (a)	2,062	25,672
Sotheby’s (b)	2,874	78,748
Strayer Education, Inc. (a) (b)	603	29,625
Weight Watchers International, Inc. (a) (b)	1,453	16,898

		837,746

DIVERSIFIED FINANCIAL SERVICES — 0.1%
FNFV Group (a) (b)	3,376	38,723
GAIN Capital Holdings, Inc.	2,523	15,945
Marlin Business Services Corp.	442	7,205
NewStar Financial, Inc. (a) (b)	1,440	12,125
On Deck Capital, Inc. (a) (b)	2,704	13,925
PICO Holdings, Inc. (a)	1,274	12,052
Resource America, Inc. Class A	656	6,376
Tiptree Financial, Inc. Class A	1,381	7,568

		113,919

See accompanying notes to financial statements.

SPDR Russell 2000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.8%
8x8, Inc. (a)	4,799	$70,113
ATN International, Inc.	590	45,908
Cincinnati Bell, Inc. (a) (b)	11,532	52,701
Cogent Communications Holdings, Inc.	2,323	93,059
Consolidated Communications Holdings, Inc. (b)	2,573	70,089
FairPoint Communications, Inc. (a)	1,171	17,190
General Communication, Inc. Class A (a)	1,735	27,413
Globalstar, Inc. (a) (b)	20,810	25,180
Hawaiian Telcom Holdco, Inc. (a)	375	7,946
IDT Corp. Class B	808	11,466
Inteliquent, Inc. (b)	1,793	35,663
Iridium Communications, Inc. (a) (b)	4,428	39,321
Lumos Networks Corp. (a) (b)	1,063	12,862
ORBCOMM, Inc. (a) (b)	3,476	34,586
pdvWireless, Inc. (a)	450	9,626
Straight Path Communications, Inc. Class B (a)	490	13,558
Vonage Holdings Corp. (a)	10,554	64,380
Windstream Holdings, Inc. (b)	5,186	48,074

		679,135

ELECTRIC UTILITIES — 1.3%
ALLETE, Inc.	2,625	169,654
El Paso Electric Co.	2,175	102,812
Empire District Electric Co.	2,375	80,679
IDACORP, Inc.	2,732	222,248
MGE Energy, Inc.	1,889	106,757
Otter Tail Corp.	2,001	67,014
PNM Resources, Inc.	4,185	148,316
Portland General Electric Co.	4,701	207,408
Spark Energy, Inc. Class A	300	9,915

		1,114,803

ELECTRICAL EQUIPMENT — 0.7%
Allied Motion Technologies, Inc.	390	9,071
American Superconductor Corp. (a)	800	6,752
AZZ, Inc.	1,329	79,714
Babcock & Wilcox Enterprises, Inc. (a)	2,500	36,725
Encore Wire Corp.	1,052	39,219
Energous Corp. (a)	800	10,360
EnerSys	2,335	138,863
FuelCell Energy, Inc. (a) (b)	905	5,629
Generac Holdings, Inc. (a)	3,492	122,080
General Cable Corp. (b)	2,531	32,169
LSI Industries, Inc.	1,174	12,996
Plug Power, Inc. (a)	8,721	16,221
Powell Industries, Inc. (b)	494	19,434
Preformed Line Products Co.	153	6,180
Sunrun, Inc. (a) (b)	3,528	20,921
Thermon Group Holdings, Inc. (a) (b)	1,759	33,790
Vicor Corp. (a) (b)	1,016	10,231

		600,355

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.7%
Agilysys, Inc. (a) (b)	778	8,146
Anixter International, Inc. (a)	1,550	82,584

AVX Corp.	2,218	30,120
Badger Meter, Inc. (b)	701	51,194
Belden, Inc.	2,194	132,452
Benchmark Electronics, Inc. (a) (b)	2,702	57,147
Coherent, Inc. (a) (b)	1,288	118,213
Control4 Corp. (a) (b)	1,050	8,568
CTS Corp.	1,829	32,776
Daktronics, Inc.	2,012	12,575
DTS, Inc. (a) (b)	889	23,514
Electro Rent Corp. (b)	1,093	16,843
Electro Scientific Industries, Inc. (a)	1,800	10,512
ePlus, Inc. (a)	316	25,846
Fabrinet (a)	1,846	68,524
FARO Technologies, Inc. (a)	941	31,834
II-VI, Inc. (a) (b)	3,188	59,807
Insight Enterprises, Inc. (a)	1,877	48,802
InvenSense, Inc. (a)	4,520	27,708
Itron, Inc. (a)	1,870	80,597
Kimball Electronics, Inc. (a)	1,308	16,285
Knowles Corp. (a) (b)	4,777	65,349
Littelfuse, Inc. (b)	1,178	139,228
Maxwell Technologies, Inc. (a)	1,900	10,032
Mesa Laboratories, Inc. (b)	154	18,942
Methode Electronics, Inc.	2,036	69,692
MTS Systems Corp.	749	32,836
Multi-Fineline Electronix, Inc. (a)	467	10,834
Novanta, Inc. (a)	1,690	25,603
OSI Systems, Inc. (a)	909	52,840
Park Electrochemical Corp.	1,170	17,000
PC Connection, Inc.	518	12,328
Plexus Corp. (a)	1,792	77,414
QLogic Corp. (a)	4,573	67,406
Radisys Corp. (a)	2,000	8,960
Rofin-Sinar Technologies, Inc. (a)	1,361	43,470
Rogers Corp. (a)	957	58,473
Sanmina Corp. (a)	3,924	105,202
ScanSource, Inc. (a)	1,441	53,476
SYNNEX Corp. (b)	1,609	152,565
Tech Data Corp. (a)	1,856	133,354
TTM Technologies, Inc. (a) (b)	3,919	29,510
Universal Display Corp. (a)	2,212	149,974
Vishay Intertechnology, Inc. (b)	7,299	90,435
Vishay Precision Group, Inc. (a)	676	9,072

		2,378,042

ENERGY EQUIPMENT & SERVICES — 1.0%
Archrock, Inc.	3,620	34,101
Atwood Oceanics, Inc. (b)	3,384	42,368
Bristow Group, Inc.	1,854	21,154
CARBO Ceramics, Inc. (b)	1,037	13,585
Dawson Geophysical Co. (a)	1,200	9,780
Era Group, Inc. (a)	1,117	10,500
Exterran Corp. (a)	1,810	23,259
Fairmount Santrol Holdings, Inc. (a) (b)	3,609	27,825
Forum Energy Technologies, Inc. (a) (b)	3,102	53,696
Geospace Technologies Corp. (a) (b)	706	11,557
Helix Energy Solutions Group, Inc. (a)	5,513	37,268

See accompanying notes to financial statements.

SPDR Russell 2000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Hornbeck Offshore Services, Inc. (a) (b)	1,845	$15,387
Independence Contract Drilling, Inc. (a)	1,942	10,545
Matrix Service Co. (a)	1,440	23,746
McDermott International, Inc. (a)	12,399	61,251
Natural Gas Services Group, Inc. (a) (b)	697	15,961
Newpark Resources, Inc. (a) (b)	4,189	24,254
Oil States International, Inc. (a)	2,749	90,387
Parker Drilling Co. (a) (b)	6,566	15,036
PHI, Inc. NVDR (a)	675	12,069
Pioneer Energy Services Corp. (a)	3,460	15,916
RigNet, Inc. (a) (b)	671	8,985
SEACOR Holdings, Inc. (a) (b)	835	48,388
Seadrill, Ltd. (a) (b)	20,400	66,096
Tesco Corp. (b)	1,958	13,099
TETRA Technologies, Inc. (a)	4,320	27,518
Tidewater, Inc. (b)	2,218	9,781
Unit Corp. (a) (b)	2,618	40,736
US Silica Holdings, Inc.	3,413	117,646
Willbros Group, Inc. (a)	2,600	6,578

		908,472

FOOD & STAPLES RETAILING — 0.6%
Andersons, Inc. (b)	1,441	51,213
Chefs’ Warehouse, Inc. (a) (b)	931	14,896
Ingles Markets, Inc. Class A Class A (b)	826	30,810
Natural Grocers by Vitamin Cottage, Inc. (a) (b)	497	6,486
Performance Food Group Co. (a)	2,042	54,950
PriceSmart, Inc. (b)	1,106	103,488
Smart & Final Stores, Inc. (a) (b)	1,095	16,305
SpartanNash Co.	2,009	61,435
SUPERVALU, Inc. (a)	14,553	68,690
United Natural Foods, Inc. (a)	2,616	122,429
Village Super Market, Inc. Class A (b)	333	9,620
Weis Markets, Inc. (b)	519	26,236

		566,558

FOOD PRODUCTS — 1.4%
Amplify Snack Brands, Inc. (a) (b)	1,590	23,452
B&G Foods, Inc. (b)	3,309	159,494
Cal-Maine Foods, Inc. (b)	1,618	71,710
Calavo Growers, Inc. (b)	809	54,203
Darling Ingredients, Inc. (a)	8,757	130,479
Dean Foods Co.	4,869	88,080
Farmer Brothers Co. (a)	481	15,421
Fresh Del Monte Produce, Inc. (b)	1,731	94,218
Freshpet, Inc. (a) (b)	1,148	10,711
Inventure Foods, Inc. (a) (b)	760	5,936
J&J Snack Foods Corp. (b)	751	89,572
John B Sanfilippo & Son, Inc.	442	18,842
Lancaster Colony Corp. (b)	1,032	131,694
Landec Corp. (a) (b)	1,405	15,118
Limoneira Co. (b)	520	9,162
Omega Protein Corp. (a)	1,092	21,829
Sanderson Farms, Inc. (b)	1,070	92,705
Seaboard Corp. (a)	14	40,189

Seneca Foods Corp. Class A (a)	342	12,384
Snyder’s-Lance, Inc.	4,315	146,235
Tootsie Roll Industries, Inc. (b)	937	36,103

		1,267,537

GAS UTILITIES — 1.4%
Chesapeake Utilities Corp. (b)	782	51,753
Delta Natural Gas Co., Inc.	500	13,470
New Jersey Resources Corp. (b)	4,571	176,212
Northwest Natural Gas Co. (b)	1,422	92,174
ONE Gas, Inc.	2,767	184,255
South Jersey Industries, Inc. (b)	4,160	131,539
Southwest Gas Corp.	2,574	202,600
Spire, Inc.	2,369	167,820
WGL Holdings, Inc.	2,679	189,646

		1,209,469

HEALTH CARE EQUIPMENT & SUPPLIES — 3.2%
Abaxis, Inc. (b)	1,220	57,621
Accuray, Inc. (a)	4,060	21,071
Analogic Corp. (b)	681	54,099
AngioDynamics, Inc. (a)	1,378	19,802
Anika Therapeutics, Inc. (a)	754	40,452
AtriCure, Inc. (a)	1,828	25,830
Atrion Corp.	75	32,089
Avinger, Inc. (a)	700	8,351
AxoGen, Inc. (a)	1,400	9,632
Cantel Medical Corp.	1,915	131,618
Cardiovascular Systems, Inc. (a)	1,780	32,707
Cerus Corp. (a) (b)	5,045	31,481
ConforMIS, Inc. (a)	2,086	14,644
CONMED Corp. (b)	1,478	70,545
CryoLife, Inc.	1,518	17,928
Cutera, Inc. (a)	650	7,286
Cynosure, Inc. Class A (a)	1,305	63,482
Endologix, Inc. (a)	4,361	54,338
Entellus Medical, Inc. (a)	281	5,134
Exactech, Inc. (a)	518	13,851
GenMark Diagnostics, Inc. (a) (b)	2,304	20,045
Glaukos Corp. (a)	856	24,961
Globus Medical, Inc. Class A (a) (b)	3,735	89,005
Haemonetics Corp. (a)	2,685	77,838
Halyard Health, Inc. (a)	2,548	82,861
HeartWare International, Inc. (a) (b)	929	53,650
ICU Medical, Inc. (a)	802	90,425
Inogen, Inc. (a)	903	45,249
Insulet Corp. (a) (b)	3,144	95,075
Integer Holdings Corp. (a)	1,700	52,581
Integra LifeSciences Holdings Corp. (a) (b)	1,583	126,292
Invacare Corp. (b)	1,767	21,434
InVivo Therapeutics Holdings Corp. (a) (b)	1,302	7,526
IRIDEX Corp. (a)	500	7,395
K2M Group Holdings, Inc. (a) (b)	1,454	22,566
LDR Holding Corp. (a)	1,429	52,802
LeMaitre Vascular, Inc. (b)	650	9,275
Masimo Corp. (a)	2,233	117,266
Meridian Bioscience, Inc.	2,295	44,752
Merit Medical Systems, Inc. (a)	2,349	46,581

See accompanying notes to financial statements.

SPDR Russell 2000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Natus Medical, Inc. (a)	1,744	$65,923
Neogen Corp. (a)	1,986	111,712
Nevro Corp. (a)	1,315	96,994
Novocure, Ltd. (a) (b)	2,774	32,373
NuVasive, Inc. (a)	2,627	156,884
NxStage Medical, Inc. (a)	3,283	71,175
OraSure Technologies, Inc. (a) (b)	3,100	18,321
Orthofix International NV (a)	879	37,270
Oxford Immunotec Global PLC (a) (b)	893	8,037
Penumbra, Inc. (a)	1,386	82,467
Quidel Corp. (a) (b)	1,544	27,576
Rockwell Medical, Inc. (a) (b)	2,745	20,780
RTI Surgical, Inc. (a)	3,099	11,125
Second Sight Medical Products, Inc. (a) (b)	605	2,166
Senseonics Holdings, Inc. (a) (b)	2,000	7,860
Spectranetics Corp. (a) (b)	2,233	41,779
STAAR Surgical Co. (a)	1,983	10,926
SurModics, Inc. (a)	810	19,019
Symmetry Surgical, Inc. (a)	600	7,878
Tandem Diabetes Care, Inc. (a) (b)	865	6,522
Utah Medical Products, Inc. (b)	177	11,151
Vascular Solutions, Inc. (a)	910	37,911
Wright Medical Group NV (a) (b)	5,530	96,056
Zeltiq Aesthetics, Inc. (a)	1,915	52,337

		2,833,782

HEALTH CARE PROVIDERS & SERVICES — 2.5%
AAC Holdings, Inc. (a)	692	15,791
Aceto Corp. (b)	1,507	32,988
Addus HomeCare Corp. (a) (b)	559	9,743
Adeptus Health, Inc. Class A (a) (b)	688	35,542
Air Methods Corp. (a) (b)	1,883	67,468
Almost Family, Inc. (a)	442	18,834
Amedisys, Inc. (a) (b)	1,437	72,540
American Renal Associates Holdings, Inc. (a)	500	14,485
AMN Healthcare Services, Inc. (a)	2,497	99,805
BioScrip, Inc. (a) (b)	3,622	9,236
BioTelemetry, Inc. (a)	1,376	22,429
Capital Senior Living Corp. (a)	1,583	27,972
Chemed Corp. (b)	862	117,499
Civitas Solutions, Inc. (a)	908	18,914
Community Health Systems, Inc. (a) (b)	5,900	71,095
CorVel Corp. (a)	614	26,513
Cross Country Healthcare, Inc. (a) (b)	1,704	23,720
Diplomat Pharmacy, Inc. (a)	2,468	86,380
Ensign Group, Inc. (b)	2,438	51,222
ExamWorks Group, Inc. (a)	2,192	76,391
HealthEquity, Inc. (a) (b)	2,248	68,305
HealthSouth Corp. (b)	4,747	184,279
Healthways, Inc. (a) (b)	1,777	20,524
Kindred Healthcare, Inc.	4,668	52,702
Landauer, Inc.	541	22,268
LHC Group, Inc. (a)	850	36,788
Magellan Health, Inc. (a)	1,355	89,118
Molina Healthcare, Inc. (a) (b)	2,310	115,269
National HealthCare Corp. (b)	590	38,197
National Research Corp. Class A	549	7,521

Nobilis Health Corp. (a) (b)	3,562	7,943
Owens & Minor, Inc. (b)	3,254	121,634
PharMerica Corp. (a)	1,621	39,974
Providence Service Corp. (a)	721	32,358
Quorum Health Corp. (a)	1,700	18,207
RadNet, Inc. (a) (b)	1,714	9,153
Select Medical Holdings Corp. (a) (b)	5,811	63,166
Surgery Partners, Inc. (a)	1,042	18,652
Surgical Care Affiliates, Inc. (a) (b)	1,466	69,884
Team Health Holdings, Inc. (a) (b)	3,670	149,259
Teladoc, Inc. (a) (b)	1,143	18,311
Triple-S Management Corp. Class B (a) (b)	1,277	31,197
Universal American Corp. (b)	3,150	23,877
US Physical Therapy, Inc.	650	39,136

		2,176,289

HEALTH CARE TECHNOLOGY — 0.6%
Castlight Health, Inc. Class B (a)	1,595	6,316
Computer Programs & Systems, Inc.	598	23,872
Cotiviti Holdings, Inc. (a)	700	14,791
Evolent Health, Inc. Class A (a)	921	17,683
HealthStream, Inc. (a)	1,378	36,545
HMS Holdings Corp. (a)	4,414	77,731
Imprivata, Inc. (a) (b)	962	13,468
Medidata Solutions, Inc. (a) (b)	2,967	139,063
Omnicell, Inc. (a)	1,901	65,071
Press Ganey Holdings, Inc. (a)	1,220	48,007
Quality Systems, Inc. (b)	2,739	32,622
Vocera Communications, Inc. (a)	1,119	14,379

		489,548

HOTELS, RESTAURANTS & LEISURE — 3.2%
Belmond, Ltd. Class A (a)	4,805	47,569
Biglari Holdings, Inc. (a)	65	26,217
BJ’s Restaurants, Inc. (a)	1,248	54,700
Bloomin’ Brands, Inc.	6,065	108,382
Bob Evans Farms, Inc. (b)	1,095	41,555
Bojangles’, Inc. (a) (b)	390	6,610
Boyd Gaming Corp. (a) (b)	4,279	78,734
Buffalo Wild Wings, Inc. (a) (b)	964	133,948
Caesars Acquisition Co. Class A (a)	2,373	26,625
Caesars Entertainment Corp. (a) (b)	2,728	20,978
Carrols Restaurant Group, Inc. (a)	1,739	20,694
Century Casinos, Inc. (a)	1,400	8,722
Cheesecake Factory, Inc. (b)	2,476	119,195
Churchill Downs, Inc. (b)	708	89,463
Chuy’s Holdings, Inc. (a) (b)	905	31,322
ClubCorp Holdings, Inc.	3,462	45,006
Cracker Barrel Old Country Store, Inc. (b)	972	166,669
Dave & Buster’s Entertainment, Inc. (a) (b)	2,027	94,843
Del Frisco’s Restaurant Group, Inc. (a)	1,233	17,657
Del Taco Restaurants, Inc. (a)	1,400	12,740
Denny’s Corp. (a)	4,033	43,274
Diamond Resorts International, Inc. (a) (b)	2,034	60,939
DineEquity, Inc.	937	79,439
El Pollo Loco Holdings, Inc. (a) (b)	1,136	14,768

See accompanying notes to financial statements.

SPDR Russell 2000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Eldorado Resorts, Inc. (a)	1,602	$24,342
Fiesta Restaurant Group, Inc. (a) (b)	1,413	30,818
Golden Entertainment, Inc.	600	7,014
Habit Restaurants, Inc. Class A (a)	557	9,124
International Speedway Corp. Class A	1,508	50,443
Interval Leisure Group, Inc.	5,992	95,273
Intrawest Resorts Holdings, Inc. (a)	648	8,411
Isle of Capri Casinos, Inc. (a)	1,445	26,472
J Alexander’s Holdings, Inc. (a)	650	6,454
Jack in the Box, Inc.	1,759	151,133
Jamba, Inc. (a) (b)	912	9,384
Kona Grill, Inc. (a) (b)	390	4,181
Krispy Kreme Doughnuts, Inc. (a)	3,110	65,186
La Quinta Holdings, Inc. (a)	4,385	49,989
Lindblad Expeditions Holdings, Inc. (a)	1,100	10,593
Marcus Corp.	1,052	22,197
Marriott Vacations Worldwide Corp. (b)	1,221	83,626
Monarch Casino & Resort, Inc. (a)	463	10,172
Nathan’s Famous, Inc. (a)	200	8,900
Noodles & Co. (a)	568	5,555
Papa John’s International, Inc. (b)	1,466	99,688
Penn National Gaming, Inc. (a) (b)	4,089	57,042
Pinnacle Entertainment, Inc. (a) (b)	3,100	34,348
Planet Fitness, Inc. Class A (a) (b)	747	14,103
Popeyes Louisiana Kitchen, Inc. (a)	1,193	65,186
Potbelly Corp. (a)	1,416	17,757
Red Robin Gourmet Burgers, Inc. (a) (b)	707	33,533
Red Rock Resorts, Inc. Class A (a)	1,500	32,970
Ruby Tuesday, Inc. (a)	3,361	12,133
Ruth’s Hospitality Group, Inc.	1,675	26,716
Scientific Games Corp. Class A (a)	2,557	23,499
SeaWorld Entertainment, Inc.	3,656	52,390
Shake Shack, Inc. Class A (a) (b)	906	33,006
Sonic Corp. (b)	2,552	69,032
Speedway Motorsports, Inc.	623	11,058
Texas Roadhouse, Inc.	3,507	159,919
Wingstop, Inc. (a)	853	23,244
Zoe’s Kitchen, Inc. (a)	958	34,747

		2,829,687

HOUSEHOLD DURABLES — 1.3%
Bassett Furniture Industries, Inc. (b)	520	12,449
Beazer Homes USA, Inc. (a) (b)	1,855	14,376
Cavco Industries, Inc. (a) (b)	398	37,293
Century Communities, Inc. (a)	782	13,560
CSS Industries, Inc.	463	12,413
Ethan Allen Interiors, Inc. (b)	1,355	44,769
Flexsteel Industries, Inc. (b)	460	18,225
GoPro, Inc. Class A (a) (b)	5,400	58,374
Green Brick Partners, Inc. (a)	912	6,630
Helen of Troy, Ltd. (a)	1,477	151,895
Hooker Furniture Corp. (b)	520	11,175
Hovnanian Enterprises, Inc. Class A (a) (b)	6,200	10,416
Installed Building Products, Inc. (a)	1,000	36,290
iRobot Corp. (a) (b)	1,435	50,340
KB Home (b)	4,500	68,445

La-Z-Boy, Inc.	2,537	70,579
LGI Homes, Inc. (a) (b)	810	25,871
Libbey, Inc.	1,144	18,178
Lifetime Brands, Inc.	545	7,951
M/I Homes, Inc. (a)	1,329	25,025
MDC Holdings, Inc. (b)	2,099	51,090
Meritage Homes Corp. (a)	2,011	75,493
NACCO Industries, Inc. Class A (b)	260	14,560
New Home Co., Inc. (a) (b)	516	4,923
Taylor Morrison Home Corp. Class A (a) (b)	1,562	23,180
TopBuild Corp. (a)	2,100	76,020
TRI Pointe Group, Inc. (a)	7,888	93,236
Universal Electronics, Inc. (a) (b)	705	50,957
WCI Communities, Inc. (a) (b)	1,254	21,193
William Lyon Homes Class A (a) (b)	1,339	21,585
ZAGG, Inc. (a)	1,432	7,518

		1,134,009

HOUSEHOLD PRODUCTS — 0.3%
Central Garden & Pet Co. Class A (a)	2,286	49,629
HRG Group, Inc. (a)	6,331	86,924
Oil-Dri Corp. of America	260	8,978
Orchids Paper Products Co. (b)	565	20,097
WD-40 Co. (b)	784	92,081

		257,709

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.6%
Atlantic Power Corp.	6,642	16,472
Atlantica Yield PLC (b)	3,160	58,713
Dynegy, Inc. (a) (b)	6,298	108,578
NRG Yield, Inc. Class A	1,829	27,837
NRG Yield, Inc. Class C	3,257	50,777
Ormat Technologies, Inc. (b)	2,071	90,627
Pattern Energy Group, Inc. (b)	2,986	68,588
Talen Energy Corp. (a) (b)	4,526	61,327
TerraForm Global, Inc. Class A	5,173	16,864
TerraForm Power, Inc. Class A	4,800	52,320

		552,103

INDUSTRIAL CONGLOMERATES — 0.0% (c)
Raven Industries, Inc. (b)	1,895	35,891

INSURANCE — 2.3%
Ambac Financial Group, Inc. (a) (b)	2,280	37,529
American Equity Investment Life Holding Co. (b)	4,349	61,973
AMERISAFE, Inc.	1,026	62,812
Argo Group International Holdings, Ltd.	1,528	79,303
Atlas Financial Holdings, Inc. (a)	600	10,332
Baldwin & Lyons, Inc. Class B	496	12,231
Citizens, Inc. (a) (b)	2,397	18,217
CNO Financial Group, Inc.	9,519	166,202
Donegal Group, Inc. Class A	393	6,481
eHealth, Inc. (a) (b)	1,018	14,272
EMC Insurance Group, Inc.	517	14,331
Employers Holdings, Inc.	1,696	49,218
Enstar Group, Ltd. (a)	544	88,123
FBL Financial Group, Inc. Class A (b)	471	28,576

See accompanying notes to financial statements.

SPDR Russell 2000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Federated National Holding Co.	748	$14,242
Fidelity & Guaranty Life (b)	629	14,580
Genworth Financial, Inc. Class A (a)	27,000	69,660
Global Indemnity PLC (a)	491	13,517
Greenlight Capital Re, Ltd. Class A (a) (b)	1,559	31,429
Hallmark Financial Services, Inc. (a)	785	9,098
HCI Group, Inc. (b)	541	14,759
Heritage Insurance Holdings, Inc. (b)	1,289	15,429
Horace Mann Educators Corp.	2,167	73,223
Independence Holding Co. (b)	445	7,997
Infinity Property & Casualty Corp.	555	44,766
Investors Title Co.	100	9,525
James River Group Holdings, Ltd.	789	26,794
Kemper Corp. (b)	2,168	67,165
Maiden Holdings, Ltd. (b)	3,188	39,021
MBIA, Inc. (a) (b)	7,199	49,169
National General Holdings Corp.	2,546	54,535
National Interstate Corp.	364	11,011
National Western Life Group, Inc. Class A (b)	129	25,190
Navigators Group, Inc.	575	52,883
OneBeacon Insurance Group, Ltd. Class A	1,273	17,567
Primerica, Inc. (b)	2,522	144,359
RLI Corp.	2,106	144,851
Safety Insurance Group, Inc.	723	44,522
Selective Insurance Group, Inc.	2,946	112,567
State Auto Financial Corp. (b)	805	17,638
State National Cos., Inc.	1,411	14,858
Stewart Information Services Corp. (b)	1,179	48,822
Third Point Reinsurance, Ltd. (a) (b)	4,108	48,146
Trupanion, Inc. (a)	642	8,507
United Fire Group, Inc.	1,141	48,413
United Insurance Holdings Corp. (b)	861	14,103
Universal Insurance Holdings, Inc.	1,683	31,270
WMIH Corp. (a)	11,500	25,530

		2,014,746

INTERNET & CATALOG RETAIL — 0.7%
1-800-Flowers.com, Inc. Class A (a)	1,456	13,133
Blue Nile, Inc.	697	19,084
Duluth Holdings, Inc. (a)	600	14,676
Etsy, Inc. (a)	5,612	53,819
FTD Cos., Inc. (a) (b)	1,026	25,609
HSN, Inc.	1,659	81,175
Lands’ End, Inc. (a) (b)	862	14,154
Liberty TripAdvisor Holdings, Inc. Class A Class A (a)	3,906	85,463
Nutrisystem, Inc.	1,586	40,221
Overstock.com, Inc. (a) (b)	594	9,569
PetMed Express, Inc. (b)	1,115	20,918
Shutterfly, Inc. (a) (b)	1,789	83,385
Travelport Worldwide, Ltd.	6,278	80,924
Wayfair, Inc. Class A Class A (a) (b)	1,729	67,431

		609,561

INTERNET SOFTWARE & SERVICES — 2.7%
2U, Inc. (a)	1,979	58,202
Actua Corp. (a)	2,038	18,403

Alarm.com Holdings, Inc. (a) (b)	625	16,019
Amber Road, Inc. (a)	1,167	8,998
Angie’s List, Inc. (a)	2,323	15,123
Apigee Corp. (a)	900	10,998
Appfolio, Inc. Class A (a)	441	6,377
Autobytel, Inc. (a)	600	8,322
Bankrate, Inc. (a) (b)	2,893	21,640
Bazaarvoice, Inc. (a)	4,781	19,172
Benefitfocus, Inc. (a) (b)	736	28,056
Blucora, Inc. (a) (b)	2,245	23,258
Box, Inc. Class A (a) (b)	2,660	27,504
Brightcove, Inc. (a)	1,456	12,813
Carbonite, Inc. (a)	932	9,068
Care.com, Inc. (a)	864	10,092
ChannelAdvisor Corp. (a)	1,070	15,504
Cimpress NV (a)	1,359	125,680
comScore, Inc. (a) (b)	2,533	60,488
Cornerstone OnDemand, Inc. (a)	2,662	101,316
Cvent, Inc. (a) (b)	1,599	57,116
Demandware, Inc. (a)	1,991	149,126
DHI Group, Inc. (a)	2,323	14,472
EarthLink Holdings Corp. (b)	5,759	36,858
Endurance International Group Holdings, Inc. (a)	3,426	30,800
Envestnet, Inc. (a) (b)	2,272	75,680
Everyday Health, Inc. (a)	1,652	13,018
Five9, Inc. (a)	1,800	21,420
Gogo, Inc. (a) (b)	2,917	24,474
GrubHub, Inc. (a) (b)	4,253	132,141
GTT Communications, Inc. (a) (b)	1,520	28,090
Hortonworks, Inc. (a) (b)	2,182	23,326
inContact, Inc. (a) (b)	2,984	41,328
Instructure, Inc. (a)	600	11,400
Intralinks Holdings, Inc. (a)	2,113	13,735
j2 Global, Inc. (b)	2,478	156,535
Limelight Networks, Inc. (a) (b)	2,788	4,154
Liquidity Services, Inc. (a)	1,326	10,396
LivePerson, Inc. (a) (b)	3,100	19,654
LogMeIn, Inc. (a)	1,382	87,660
Marchex, Inc. Class B	2,038	6,481
Marketo, Inc. (a)	2,197	76,500
MeetMe, Inc. (a)	2,200	11,726
MINDBODY, Inc. Class A (a)	839	13,541
Monster Worldwide, Inc. (a) (b)	4,747	11,345
New Relic, Inc. (a)	1,206	35,432
NIC, Inc.	3,527	77,382
Q2 Holdings, Inc. (a)	1,410	39,508
QuinStreet, Inc. (a)	1,664	5,907
Quotient Technology, Inc. (a) (b)	3,542	47,498
Reis, Inc. (b)	470	11,703
RetailMeNot, Inc. (a)	2,012	15,513
SciQuest, Inc. (a) (b)	1,455	25,695
Shutterstock, Inc. (a)	1,019	46,670
SPS Commerce, Inc. (a)	903	54,722
Stamps.com, Inc. (a)	875	76,492
TechTarget, Inc. (a)	757	6,132
TrueCar, Inc. (a) (b)	2,770	21,744
United Online, Inc. (a)	650	7,150
Web.com Group, Inc. (a)	2,353	42,778

See accompanying notes to financial statements.

SPDR Russell 2000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

WebMD Health Corp. (a) (b)	1,987	$115,465
Xactly Corp. (a)	1,200	15,372
XO Group, Inc. (a)	1,458	25,413

		2,338,585

IT SERVICES — 2.0%
Acxiom Corp. (a) (b)	4,131	90,841
Blackhawk Network Holdings, Inc. (a)	2,910	97,456
CACI International, Inc. Class A (a)	1,273	115,092
Cardtronics, Inc. (a)	2,414	96,101
Cass Information Systems, Inc.	549	28,383
Convergys Corp. (b)	4,840	121,000
CSG Systems International, Inc.	1,689	68,084
Datalink Corp. (a)	1,093	8,198
EPAM Systems, Inc. (a) (b)	2,604	167,463
EVERTEC, Inc.	3,436	53,395
ExlService Holdings, Inc. (a)	1,777	93,133
Forrester Research, Inc.	494	18,209
Hackett Group, Inc. (b)	1,083	15,021
Information Services Group, Inc. (a)	2,100	7,875
Lionbridge Technologies, Inc. (a)	3,050	12,048
ManTech International Corp. Class A	1,303	49,279
MAXIMUS, Inc.	3,436	190,251
MoneyGram International, Inc. (a)	1,769	12,118
NeuStar, Inc. Class A (a) (b)	2,960	69,590
Perficient, Inc. (a)	1,819	36,944
PFSweb, Inc. (a)	1,020	9,690
Planet Payment, Inc. (a)	2,500	11,225
Science Applications International Corp.	2,238	130,587
ServiceSource International, Inc. (a) (b)	3,177	12,803
Sykes Enterprises, Inc. (a)	1,960	56,762
Syntel, Inc. (a)	1,709	77,349
TeleTech Holdings, Inc.	911	24,715
Unisys Corp. (a) (b)	2,596	18,899
Virtusa Corp. (a) (b)	1,556	44,937

		1,737,448

LEISURE EQUIPMENT & PRODUCTS — 0.3%
Arctic Cat, Inc.	752	12,784
Callaway Golf Co.	5,042	51,479
JAKKS Pacific, Inc. (a) (b)	1,067	8,440
Johnson Outdoors, Inc. Class A	260	6,682
Malibu Boats, Inc. Class A (a)	837	10,111
Nautilus, Inc. (a)	1,722	30,720
Performance Sports Group, Ltd. (a) (b)	2,079	6,237
Smith & Wesson Holding Corp. (a)	2,985	81,132
Sturm Ruger & Co., Inc.	963	61,642

		269,227

LIFE SCIENCES TOOLS & SERVICES — 0.7%
Accelerate Diagnostics, Inc. (a) (b)	1,174	16,894
Albany Molecular Research, Inc. (a) (b)	1,277	17,163
Cambrex Corp. (a) (b)	1,644	85,044
Enzo Biochem, Inc. (a)	2,400	14,328
Fluidigm Corp. (a) (b)	1,440	13,003
INC Research Holdings, Inc. Class A (a)	2,248	85,716
Luminex Corp. (a) (b)	2,053	41,532

NanoString Technologies, Inc. (a) (b)	923	11,630
NeoGenomics, Inc. (a) (b)	3,078	24,747
Pacific Biosciences of California, Inc. (a) (b)	4,359	30,666
PAREXEL International Corp. (a) (b)	2,839	178,516
PRA Health Sciences, Inc. (a)	1,330	55,541

		574,780

MACHINERY — 3.2%
Actuant Corp. Class A (b)	3,011	68,079
Alamo Group, Inc.	511	33,711
Albany International Corp. Class A (b)	1,531	61,133
Altra Industrial Motion Corp.	1,308	35,290
American Railcar Industries, Inc.	441	17,406
Astec Industries, Inc.	989	55,532
Barnes Group, Inc.	2,679	88,728
Briggs & Stratton Corp. (b)	2,296	48,629
Chart Industries, Inc. (a)	1,587	38,294
CIRCOR International, Inc. (b)	867	49,410
CLARCOR, Inc. (b)	2,531	153,961
Columbus McKinnon Corp.	1,075	15,211
Douglas Dynamics, Inc. (b)	1,248	32,111
Dynamic Materials Corp.	900	9,675
Energy Recovery, Inc. (a)	2,000	17,780
EnPro Industries, Inc.	1,193	52,957
ESCO Technologies, Inc.	1,421	56,755
ExOne Co. (a) (b)	546	5,771
Federal Signal Corp.	3,036	39,104
Franklin Electric Co., Inc. (b)	2,509	82,922
FreightCar America, Inc.	671	9,428
Global Brass & Copper Holdings, Inc.	1,118	30,510
Gorman-Rupp Co. (b)	866	23,737
Graham Corp. (b)	567	10,444
Greenbrier Cos., Inc. (b)	1,459	42,501
Harsco Corp. (b)	4,213	27,974
Hillenbrand, Inc.	3,131	94,055
Hurco Cos., Inc. (b)	386	10,742
Hyster-Yale Materials Handling, Inc. (b)	538	32,006
John Bean Technologies Corp.	1,526	93,422
Joy Global, Inc.	5,300	112,042
Kadant, Inc.	630	32,451
Kennametal, Inc.	4,200	92,862
Lindsay Corp. (b)	530	35,966
Lydall, Inc. (a)	941	36,285
Manitowoc Co., Inc.	6,700	36,515
Meritor, Inc. (a)	4,521	32,551
Milacron Holdings Corp. (a)	701	10,172
Miller Industries, Inc.	629	12,951
Mueller Industries, Inc. (b)	3,020	96,278
Mueller Water Products, Inc. Class A	8,340	95,243
Navistar International Corp. (a) (b)	2,748	32,124
NN, Inc. (b)	1,326	18,551
Omega Flex, Inc. (b)	156	5,934
Proto Labs, Inc. (a) (b)	1,321	76,037
RBC Bearings, Inc. (a)	1,243	90,118
Rexnord Corp. (a)	4,628	90,848
SPX Corp.	2,300	34,155
SPX FLOW, Inc. (a)	1,900	49,533
Standex International Corp.	707	58,419

See accompanying notes to financial statements.

SPDR Russell 2000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Sun Hydraulics Corp. (b)	1,170	$34,737
Supreme Industries, Inc. Class A	700	9,590
Tennant Co. (b)	962	51,823
Titan International, Inc.	2,295	14,229
TriMas Corp. (a) (b)	2,284	41,112
Wabash National Corp. (a) (b)	3,399	43,167
Watts Water Technologies, Inc. Class A	1,476	85,992
Woodward, Inc.	2,931	168,943

		2,835,906

MARINE — 0.1%
Costamare, Inc.	1,400	10,738
Matson, Inc.	2,243	72,427
Scorpio Bulkers, Inc. (a) (b)	1,336	3,727

		86,892

MEDIA — 1.8%
AMC Entertainment Holdings, Inc. Class A	1,148	31,696
Carmike Cinemas, Inc. (a) (b)	1,259	37,921
Central European Media Enterprises, Ltd. Class A (a) (b)	4,423	9,333
Daily Journal Corp. (a) (b)	52	12,323
DreamWorks Animation SKG, Inc. Class A (a)	4,106	167,812
Entercom Communications Corp. Class A	1,308	17,750
Entravision Communications Corp. Class A	3,998	26,867
Eros International PLC (a) (b)	1,749	28,456
EW Scripps Co. Class A (a) (b)	3,019	47,821
Gannett Co., Inc.	6,300	87,003
Global Eagle Entertainment, Inc. (a)	2,599	17,257
Gray Television, Inc. (a) (b)	3,204	34,763
IMAX Corp. (a)	3,124	92,096
Liberty Braves Group Class A (a)	300	4,512
Liberty Braves Group Class C (a)	1,900	27,854
Liberty Media Group Class C (a)	3,500	66,395
Loral Space & Communications, Inc. (a)	707	24,936
MDC Partners, Inc. Class A	2,807	51,340
Media General, Inc. (a)	5,722	98,361
Meredith Corp. (b)	1,960	101,744
MSG Networks, Inc. Class A (a)	3,300	50,622
National CineMedia, Inc.	3,445	53,329
New Media Investment Group, Inc.	2,076	37,513
New York Times Co. Class A (b)	7,015	84,881
Nexstar Broadcasting Group, Inc. Class A (b)	1,613	76,747
Reading International, Inc. Class A (a)	988	12,340
Saga Communications, Inc. Class A (b)	186	7,354
Scholastic Corp.	1,375	54,464
Sinclair Broadcast Group, Inc. Class A (b)	3,462	103,375
Time, Inc.	5,617	92,456
tronc, Inc.	1,302	17,968
World Wrestling Entertainment, Inc. Class A	1,961	36,102

		1,613,391

METALS & MINING — 1.2%
AK Steel Holding Corp. (a) (b)	12,793	59,615
Allegheny Technologies, Inc. (b)	5,800	73,950
Carpenter Technology Corp. (b)	2,408	79,296
Century Aluminum Co. (a) (b)	2,687	17,009
Cliffs Natural Resources, Inc. (a) (b)	9,369	53,122
Coeur Mining, Inc. (a)	8,196	87,369
Commercial Metals Co. (b)	6,133	103,648
Ferroglobe PLC	3,680	31,685
Gold Resource Corp.	3,100	11,129
Haynes International, Inc. (b)	700	22,456
Hecla Mining Co. (b)	20,075	102,383
Kaiser Aluminum Corp.	962	86,974
Materion Corp.	1,141	28,251
Olympic Steel, Inc.	515	14,065
Real Industry, Inc. (a) (b)	1,172	9,106
Ryerson Holding Corp. (a)	621	10,868
Schnitzer Steel Industries, Inc. Class A (b)	1,414	24,886
Stillwater Mining Co. (a) (b)	6,740	79,936
SunCoke Energy, Inc. (b)	3,474	20,219
TimkenSteel Corp.	2,329	22,405
Worthington Industries, Inc. (b)	2,457	103,931

		1,042,303

MULTI-UTILITIES — 0.6%
Avista Corp.	3,300	147,840
Black Hills Corp.	2,701	170,271
NorthWestern Corp.	2,549	160,766
Unitil Corp.	775	33,069

		511,946

MULTILINE RETAIL — 0.2%
Big Lots, Inc. (b)	2,612	130,888
Fred’s, Inc. Class A (b)	2,027	32,655
Ollie’s Bargain Outlet Holdings, Inc. (a)	1,070	26,632
Sears Holdings Corp. (a) (b)	700	9,527
Tuesday Morning Corp. (a) (b)	2,364	16,595

		216,297

OIL, GAS & CONSUMABLE FUELS — 2.0%
Abraxas Petroleum Corp. (a) (b)	4,298	4,857
Alon USA Energy, Inc. (b)	1,612	10,446
Ardmore Shipping Corp.	937	6,343
Bill Barrett Corp. (a) (b)	2,658	16,985
California Resources Corp. (b)	1,700	20,740
Callon Petroleum Co. (a) (b)	6,338	71,176
Carrizo Oil & Gas, Inc. (a) (b)	2,973	106,582
Clayton Williams Energy, Inc. (a) (b)	333	9,144
Clean Energy Fuels Corp. (a)	5,226	18,134
Cobalt International Energy, Inc. (a) (b)	22,600	30,284
Contango Oil & Gas Co. (a)	1,015	12,424
CVR Energy, Inc. (b)	1,000	15,500
Delek US Holdings, Inc.	3,468	45,812
Denbury Resources, Inc.	18,800	67,492
DHT Holdings, Inc.	4,864	24,466
Dorian LPG, Ltd. (a) (b)	1,168	8,234
Eclipse Resources Corp. (a) (b)	2,795	9,335
EP Energy Corp. Class A (a)	2,100	10,878

See accompanying notes to financial statements.

SPDR Russell 2000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Evolution Petroleum Corp. (b)	884	$4,835
EXCO Resources, Inc. (a)	7,921	10,297
Frontline, Ltd. (b)	3,632	28,584
GasLog, Ltd. (b)	2,206	28,634
Gener8 Maritime, Inc. (a)	2,384	15,258
Golar LNG, Ltd.	4,800	74,400
Green Plains, Inc.	1,960	38,651
Jones Energy, Inc. Class A (a)	1,748	7,202
Matador Resources Co. (a) (b)	4,479	88,684
Navios Maritime Acquisition Corp. (b)	4,291	6,737
Nordic American Tankers, Ltd. (b)	4,670	64,866
Northern Oil and Gas, Inc. (a) (b)	2,177	10,058
Oasis Petroleum, Inc. (a) (b)	9,369	87,506
Overseas Shipholding Group, Inc. Class A	2,000	21,980
Pacific Ethanol, Inc. (a)	1,964	10,704
Panhandle Oil and Gas, Inc. Class A (b)	786	13,103
Par Pacific Holdings, Inc. (a)	1,582	24,268
PDC Energy, Inc. (a) (b)	2,505	144,313
Renewable Energy Group, Inc. (a) (b)	2,302	20,327
REX American Resources Corp. (a) (b)	261	15,616
Ring Energy, Inc. (a)	1,932	17,040
RSP Permian, Inc. (a) (b)	4,217	147,131
Sanchez Energy Corp. (a) (b)	2,762	19,500
Scorpio Tankers, Inc.	9,050	38,010
SemGroup Corp. Class A	2,403	78,242
Ship Finance International, Ltd. (b)	3,071	45,266
Synergy Resources Corp. (a) (b)	9,930	66,134
Teekay Corp.	2,600	18,538
Teekay Tankers, Ltd. Class A (b)	6,639	19,784
Western Refining, Inc.	3,503	72,267
Westmoreland Coal Co. (a)	837	7,968

		1,734,735

PAPER & FOREST PRODUCTS — 0.6%
Boise Cascade Co. (a)	2,064	47,369
Clearwater Paper Corp. (a)	912	59,617
Deltic Timber Corp. (b)	544	36,519
KapStone Paper and Packaging Corp. (b)	4,676	60,835
Louisiana-Pacific Corp. (a) (b)	7,666	133,005
Neenah Paper, Inc.	885	64,047
PH Glatfelter Co. (b)	2,373	46,416
Schweitzer-Mauduit International, Inc.	1,586	55,954

		503,762

PERSONAL PRODUCTS — 0.3%
Avon Products, Inc. (b)	23,600	89,208
Elizabeth Arden, Inc. (a)	1,414	19,457
Inter Parfums, Inc. (b)	885	25,285
Lifevantage Corp. (a)	800	10,880
Medifast, Inc.	630	20,960
Natural Health Trends Corp. (b)	390	10,994
Nutraceutical International Corp. (a)	468	10,834
Revlon, Inc. Class A (a)	629	20,241
USANA Health Sciences, Inc. (a) (b)	281	31,312

		239,171

PHARMACEUTICALS — 2.0%
Aclaris Therapeutics, Inc. (a)	578	10,676
Aerie Pharmaceuticals, Inc. (a)	1,309	23,038

Amphastar Pharmaceuticals, Inc. (a) (b)	1,976	31,853
Ampio Pharmaceuticals, Inc. (a)	2,700	3,483
ANI Pharmaceuticals, Inc. (a) (b)	461	25,733
Aratana Therapeutics, Inc. (a)	1,580	9,986
Bio-Path Holdings, Inc. (a)	4,900	9,751
Catalent, Inc. (a) (b)	5,397	124,077
Cempra, Inc. (a) (b)	2,228	36,740
Collegium Pharmaceutical, Inc. (a) (b)	790	9,361
Corcept Therapeutics, Inc. (a) (b)	4,270	23,314
Depomed, Inc. (a) (b)	3,402	66,747
Dermira, Inc. (a) (b)	1,167	34,135
Durect Corp. (a)	5,345	6,521
Endocyte, Inc. (a) (b)	1,489	4,780
Flex Pharma, Inc. (a)	700	7,147
Heska Corp. (a)	260	9,664
Horizon Pharma PLC (a)	8,600	141,642
Impax Laboratories, Inc. (a) (b)	3,901	112,427
Innoviva, Inc.	4,294	45,216
Intersect ENT, Inc. (a) (b)	1,412	18,257
Intra-Cellular Therapies, Inc. (a) (b)	1,826	70,885
Lannett Co., Inc. (a) (b)	1,549	36,851
Lipocine, Inc. (a)	1,100	3,344
Medicines Co. (a)	3,676	123,624
MyoKardia, Inc. (a)	700	8,680
Nektar Therapeutics (a) (b)	6,848	97,447
Neos Therapeutics, Inc. (a)	800	7,424
Omeros Corp. (a) (b)	2,104	22,134
Pacira Pharmaceuticals, Inc. (a) (b)	1,938	65,369
Paratek Pharmaceuticals, Inc. (a) (b)	920	12,797
Phibro Animal Health Corp. Class A (b)	958	17,876
Prestige Brands Holdings, Inc. (a) (b)	2,813	155,840
Reata Pharmaceuticals, Inc. Class A (a)	300	5,925
Relypsa, Inc. (a) (b)	2,036	37,666
Revance Therapeutics, Inc. (a) (b)	1,033	14,049
Sagent Pharmaceuticals, Inc. (a) (b)	1,470	22,021
SciClone Pharmaceuticals, Inc. (a)	2,734	35,706
Sucampo Pharmaceuticals, Inc. Class A (a)	1,271	13,943
Supernus Pharmaceuticals, Inc. (a)	2,534	51,618
Teligent, Inc. (a) (b)	2,480	17,707
Tetraphase Pharmaceuticals, Inc. (a)	1,881	8,088
TherapeuticsMD, Inc. (a) (b)	8,284	70,414
Theravance Biopharma, Inc. (a)	1,923	43,633
Titan Pharmaceuticals, Inc. (a) (b)	1,100	6,017
WaVe Life Sciences, Ltd. (a)	400	8,276
XenoPort, Inc. (a) (b)	3,021	21,268
Zogenix, Inc. (a)	1,466	11,801

		1,744,951

PROFESSIONAL SERVICES — 1.3%
Acacia Research Corp. (b)	2,684	11,810
Advisory Board Co. (a) (b)	2,194	77,646
Barrett Business Services, Inc.	392	16,197
CBIZ, Inc. (a)	2,797	29,117
CEB, Inc.	1,742	107,447
CRA International, Inc. (a)	567	14,300
Exponent, Inc. (b)	1,359	79,379
Franklin Covey Co. (a)	463	7,098

See accompanying notes to financial statements.

SPDR Russell 2000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

FTI Consulting, Inc. (a)	2,230	$90,716
GP Strategies Corp. (a)	734	15,921
Heidrick & Struggles International, Inc.	1,000	16,880
Hill International, Inc. (a) (b)	1,251	5,092
Huron Consulting Group, Inc. (a)	1,168	70,571
ICF International, Inc. (a)	970	39,673
Insperity, Inc.	871	67,267
Kelly Services, Inc. Class A	1,489	28,246
Kforce, Inc.	1,299	21,940
Korn/Ferry International	3,110	64,377
Mistras Group, Inc. (a)	859	20,504
Navigant Consulting, Inc. (a)	2,399	38,744
On Assignment, Inc. (a)	2,711	100,171
Resources Connection, Inc. (b)	1,894	27,993
RPX Corp. (a)	2,763	25,337
TriNet Group, Inc. (a)	2,284	47,484
TrueBlue, Inc. (a)	2,259	42,740
WageWorks, Inc. (a)	1,926	115,194

		1,181,844

REAL ESTATE INVESTMENT TRUSTS (REITS) — 9.2%
Acadia Realty Trust	3,804	135,118
AG Mortgage Investment Trust, Inc. REIT (b)	1,557	22,483
Agree Realty Corp. (b)	1,220	58,853
Alexander’s, Inc. REIT (b)	101	41,332
Altisource Residential Corp. REIT (b)	2,650	24,354
American Assets Trust, Inc.	2,129	90,355
American Capital Mortgage Investment Corp. REIT	2,462	38,875
Anworth Mortgage Asset Corp. REIT	5,038	23,679
Apollo Commercial Real Estate Finance, Inc. REIT (b)	3,088	49,624
Apollo Residential Mortgage, Inc. REIT	1,767	23,678
Ares Commercial Real Estate Corp. REIT (b)	1,325	16,284
Armada Hoffler Properties, Inc. REIT	1,752	24,072
ARMOUR Residential REIT, Inc. (b)	1,954	39,080
Ashford Hospitality Prime, Inc. (b)	1,365	19,301
Ashford Hospitality Trust, Inc.	3,934	21,126
Bluerock Residential Growth REIT, Inc. (b)	912	11,856
Capstead Mortgage Corp.	5,147	49,926
CareTrust REIT, Inc. (b)	3,308	45,584
CatchMark Timber Trust, Inc. Class A (b)	1,880	22,974
CBL & Associates Properties, Inc. (b)	9,200	85,652
Cedar Realty Trust, Inc.	4,757	35,345
Chatham Lodging Trust REIT	2,063	45,345
Chesapeake Lodging Trust	3,151	73,261
City Office REIT, Inc. REIT	1,100	14,278
Colony Capital, Inc. Class A (b)	6,130	94,096
Colony Starwood Homes (b)	3,450	104,949
Community Healthcare Trust, Inc. REIT	700	14,798
CorEnergy Infrastructure Trust, Inc.	544	15,694
CoreSite Realty Corp.	1,700	150,773
Cousins Properties, Inc.	11,246	116,958

CYS Investments, Inc. REIT	8,478	70,961
DiamondRock Hospitality Co.	10,791	97,443
DuPont Fabros Technology, Inc.	3,906	185,691
Dynex Capital, Inc. REIT (b)	2,348	16,295
Easterly Government Properties, Inc. (b)	1,328	26,201
EastGroup Properties, Inc.	1,673	115,303
Education Realty Trust, Inc.	3,473	160,244
Equity One, Inc.	352	11,327
Farmland Partners, Inc. REIT	800	9,056
FelCor Lodging Trust, Inc. (b)	7,575	47,192
First Industrial Realty Trust, Inc. (b)	6,192	172,261
First Potomac Realty Trust	3,252	29,918
Four Corners Property Trust, Inc.	3,200	65,888
Franklin Street Properties Corp. (b)	4,994	61,276
GEO Group, Inc.	3,998	136,652
Getty Realty Corp.	1,439	30,867
Gladstone Commercial Corp. (b)	1,041	17,583
Global Net Lease, Inc.	9,300	73,935
Government Properties Income Trust (b)	3,675	84,746
Gramercy Property Trust REIT	22,501	207,459
Great Ajax Corp.	900	12,483
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	2,124	45,878
Hatteras Financial Corp. (b)	5,040	82,656
Healthcare Realty Trust, Inc. REIT	5,397	188,841
Hersha Hospitality Trust (b)	2,348	40,268
Hudson Pacific Properties, Inc. REIT	4,037	117,800
Independence Realty Trust, Inc.	2,567	20,998
InfraREIT, Inc. (a)	2,117	37,132
Invesco Mortgage Capital, Inc. REIT (b)	5,917	81,004
Investors Real Estate Trust	6,108	39,519
iStar, Inc. (a) (b)	3,946	37,842
Kite Realty Group Trust	4,345	121,790
Ladder Capital Corp. REIT (b)	2,018	24,620
LaSalle Hotel Properties (b)	5,812	137,047
Lexington Realty Trust	12,273	124,080
LTC Properties, Inc.	2,020	104,495
Mack-Cali Realty Corp.	4,828	130,356
Medical Properties Trust, Inc.	12,556	190,977
Monmouth Real Estate Investment Corp.	3,257	43,188
Monogram Residential Trust, Inc.	9,086	92,768
National Health Investors, Inc. (b)	1,975	148,303
National Storage Affiliates Trust	1,242	25,858
New Residential Investment Corp. REIT	11,824	163,644
New Senior Investment Group, Inc.	3,926	41,930
New York Mortgage Trust, Inc. REIT	6,060	36,966
New York REIT, Inc. (b)	8,489	78,523
NexPoint Residential Trust, Inc.	912	16,598
NorthStar Realty Europe Corp. REIT	3,400	31,450
One Liberty Properties, Inc.	648	15,455
Orchid Island Capital, Inc. (b)	912	9,384
Owens Realty Mortgage, Inc. REIT	700	11,648
Parkway Properties, Inc.	4,160	69,597
Pebblebrook Hotel Trust (b)	3,719	97,624

See accompanying notes to financial statements.

SPDR Russell 2000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Pennsylvania Real Estate Investment Trust	3,693	$79,215
PennyMac Mortgage Investment Trust REIT	3,526	57,227
Physicians Realty Trust REIT	7,155	150,327
Potlatch Corp.	2,146	73,179
Preferred Apartment Communities, Inc. Class A (b)	1,042	15,338
PS Business Parks, Inc.	1,032	109,475
QTS Realty Trust, Inc. Class A, REIT (b)	2,506	140,286
RAIT Financial Trust	4,812	15,062
Ramco-Gershenson Properties Trust	4,241	83,166
Redwood Trust, Inc.	3,944	54,467
Resource Capital Corp. REIT (b)	1,749	22,492
Retail Opportunity Investments Corp.	5,275	114,309
Rexford Industrial Realty, Inc.	3,470	73,182
RLJ Lodging Trust REIT	6,499	139,404
Rouse Properties, Inc.	1,946	35,515
Ryman Hospitality Properties, Inc.	2,271	115,026
Sabra Health Care REIT, Inc.	3,492	72,057
Saul Centers, Inc.	501	30,917
Select Income REIT	3,357	87,248
Seritage Growth Properties Class A REIT	1,300	64,792
Silver Bay Realty Trust Corp. REIT	1,709	29,104
STAG Industrial, Inc. REIT (b)	3,649	86,883
Summit Hotel Properties, Inc.	4,376	57,938
Sunstone Hotel Investors, Inc. REIT	11,649	140,603
Terreno Realty Corp.	2,252	58,259
Tier REIT, Inc.	2,700	41,391
UMH Properties, Inc. (b)	1,397	15,716
United Development Funding IV (b)	1,432	4,582
Universal Health Realty Income Trust (b)	650	37,167
Urban Edge Properties	4,756	142,014
Urstadt Biddle Properties, Inc. Class A	1,359	33,676
Washington Real Estate Investment Trust	3,837	120,712
Western Asset Mortgage Capital Corp. (b)	2,269	21,306
Whitestone REIT (b)	1,193	17,990
WP Glimcher, Inc.	9,900	110,781
Xenia Hotels & Resorts, Inc. (b)	5,440	91,283

		8,092,812

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.5%
Alexander & Baldwin, Inc.	2,544	91,940
Altisource Portfolio Solutions SA (a)	554	15,423
AV Homes, Inc. (a) (b)	489	5,976
Consolidated-Tomoka Land Co.	157	7,453
Forestar Group, Inc. (a) (b)	1,932	22,971
FRP Holdings, Inc. (a)	364	12,558
HFF, Inc. Class A	1,906	55,045
Kennedy-Wilson Holdings, Inc. (b)	4,508	85,472
Marcus & Millichap, Inc. (a) (b)	777	19,744
RE/MAX Holdings, Inc. Class A	925	37,241
RMR Group, Inc. Class A	396	12,264
St. Joe Co. (a) (b)	2,671	47,330
Stratus Properties, Inc. (a)	400	7,492

Tejon Ranch Co. (a) (b)	782	18,486
Trinity Place Holdings, Inc. (a)	1,300	9,997

		449,392

ROAD & RAIL — 0.4%
ArcBest Corp.	1,414	22,978
Celadon Group, Inc. (b)	1,402	11,454
Covenant Transportation Group, Inc. Class A (a) (b)	520	9,396
Heartland Express, Inc. (b)	2,477	43,075
Knight Transportation, Inc. (b)	3,526	93,721
Marten Transport, Ltd.	1,277	25,285
Roadrunner Transportation Systems, Inc. (a)	1,453	10,839
Saia, Inc. (a) (b)	1,329	33,411
Swift Transportation Co. (a) (b)	4,126	63,582
Universal Logistics Holdings, Inc.	260	3,354
USA Truck, Inc. (a) (b)	359	6,286
Werner Enterprises, Inc. (b)	2,364	54,301
YRC Worldwide, Inc. (a) (b)	1,665	14,652

		392,334

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.2%
Acacia Communications, Inc. (a)	300	11,982
Advanced Energy Industries, Inc. (a)	2,128	80,779
Advanced Micro Devices, Inc. (a)	34,922	179,499
Alpha & Omega Semiconductor, Ltd. (a)	833	11,604
Ambarella, Inc. (a) (b)	1,661	84,395
Amkor Technology, Inc. (a)	5,452	31,349
Applied Micro Circuits Corp. (a) (b)	3,955	25,391
Axcelis Technologies, Inc. (a)	5,948	16,000
Brooks Automation, Inc.	3,696	41,469
Cabot Microelectronics Corp.	1,225	51,867
Cavium, Inc. (a)	3,039	117,305
CEVA, Inc. (a)	995	27,034
Cirrus Logic, Inc. (a) (b)	3,329	129,132
Cohu, Inc.	1,355	14,702
Diodes, Inc. (a)	1,957	36,772
DSP Group, Inc. (a)	1,044	11,077
Entegris, Inc. (a)	7,550	109,249
Exar Corp. (a) (b)	2,089	16,816
Fairchild Semiconductor International, Inc. (a)	6,106	121,204
FormFactor, Inc. (a) (b)	3,382	30,408
Inphi Corp. (a) (b)	2,242	71,811
Integrated Device Technology, Inc. (a)	7,082	142,561
Intersil Corp. Class A	6,981	94,523
IXYS Corp.	1,329	13,622
Kopin Corp. (a) (b)	3,674	8,156
Lattice Semiconductor Corp. (a) (b)	6,381	34,138
MACOM Technology Solutions Holdings, Inc. (a) (b)	1,292	42,610
MaxLinear, Inc. Class A (a)	2,866	51,531
Microsemi Corp. (a)	6,006	196,276
MKS Instruments, Inc.	2,771	119,319
Monolithic Power Systems, Inc.	2,124	145,112
Nanometrics, Inc. (a)	1,285	26,715
NeoPhotonics Corp. (a) (b)	1,802	17,173

See accompanying notes to financial statements.

SPDR Russell 2000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

NVE Corp.	260	$15,249
PDF Solutions, Inc. (a) (b)	1,374	19,222
Photronics, Inc. (a)	3,364	29,973
Power Integrations, Inc.	1,470	73,603
Rambus, Inc. (a) (b)	5,710	68,977
Rudolph Technologies, Inc. (a)	1,529	23,745
Semtech Corp. (a)	3,512	83,796
Sigma Designs, Inc. (a) (b)	1,699	10,925
Silicon Laboratories, Inc. (a)	2,271	110,689
Synaptics, Inc. (a) (b)	1,980	106,425
Tessera Technologies, Inc. (b)	2,657	81,411
Ultra Clean Holdings, Inc. (a)	2,067	11,761
Ultratech, Inc. (a)	1,310	30,091
Veeco Instruments, Inc. (a)	2,139	35,422
Xcerra Corp. (a)	2,624	15,088

		2,827,958

SOFTWARE — 4.1%
A10 Networks, Inc. (a)	1,957	12,662
ACI Worldwide, Inc. (a)	6,070	118,426
American Software, Inc. Class A	1,301	13,634
Aspen Technology, Inc. (a) (b)	4,383	176,372
AVG Technologies NV (a)	2,207	41,911
Barracuda Networks, Inc. (a)	1,315	19,909
Blackbaud, Inc.	2,525	171,448
Bottomline Technologies de, Inc. (a) (b)	2,050	44,137
BroadSoft, Inc. (a)	1,544	63,350
Callidus Software, Inc. (a)	2,884	57,622
CommVault Systems, Inc. (a)	2,164	93,463
Digimarc Corp. (a) (b)	438	13,998
Ebix, Inc. (b)	1,389	66,533
Ellie Mae, Inc. (a) (b)	1,553	142,332
EnerNOC, Inc. (a) (b)	1,430	9,038
Epiq Systems, Inc.	1,448	21,141
Exa Corp. (a)	800	11,560
Fair Isaac Corp.	1,631	184,319
Fleetmatics Group PLC (a)	2,148	93,073
Gigamon, Inc. (a)	1,759	65,769
Globant SA (a)	1,322	52,021
Glu Mobile, Inc. (a) (b)	6,072	13,358
Guidance Software, Inc. (a)	905	5,602
HubSpot, Inc. (a)	1,541	66,910
Imperva, Inc. (a)	1,533	65,934
Infoblox, Inc. (a)	2,995	56,186
Interactive Intelligence Group, Inc. (a) (b)	941	38,572
Jive Software, Inc. (a)	3,676	13,822
Mentor Graphics Corp. (b)	5,619	119,460
MicroStrategy, Inc. Class A (a)	464	81,209
Mitek Systems, Inc. (a)	1,700	12,087
MobileIron, Inc. (a)	1,793	5,469
Model N, Inc. (a)	1,198	15,993
Monotype Imaging Holdings, Inc.	2,089	51,452
Park City Group, Inc. (a) (b)	1,000	8,970
Paycom Software, Inc. (a) (b)	2,340	101,111
Paylocity Holding Corp. (a) (b)	1,200	51,840
Pegasystems, Inc.	1,946	52,445
Progress Software Corp. (a) (b)	2,607	71,588
Proofpoint, Inc. (a) (b)	2,178	137,410

PROS Holdings, Inc. (a) (b)	1,207	21,038
QAD, Inc. Class A	629	12,121
Qlik Technologies, Inc. (a)	5,060	149,675
Qualys, Inc. (a)	1,508	44,953
Rapid7, Inc. (a)	1,169	14,706
RealPage, Inc. (a)	2,763	61,698
RingCentral, Inc. Class A (a)	3,104	61,211
Rosetta Stone, Inc. (a)	1,400	10,850
Rovi Corp. (a)	4,266	66,720
Rubicon Project, Inc. (a) (b)	2,071	28,269
Sapiens International Corp. NV (b)	1,492	17,471
Silver Spring Networks, Inc. (a)	1,820	22,113
Synchronoss Technologies, Inc. (a)	2,272	72,386
Take-Two Interactive Software, Inc. (a) (b)	4,442	168,441
Tangoe, Inc. (a)	1,786	13,788
Telenav, Inc. (a)	1,707	8,706
TiVo, Inc. (a)	4,877	48,282
TubeMogul, Inc. (a)	1,450	17,255
Varonis Systems, Inc. (a)	487	11,698
VASCO Data Security International, Inc. (a)	1,592	26,093
Verint Systems, Inc. (a)	3,302	109,395
VirnetX Holding Corp. (a) (b)	2,347	9,388
Workiva, Inc. (a)	1,242	16,966
Xura, Inc. (a)	1,249	30,513
Zendesk, Inc. (a)	4,345	114,621
Zix Corp. (a)	3,514	13,178

		3,613,671

SPECIALTY RETAIL — 2.6%
Aaron’s, Inc.	3,600	78,804
Abercrombie & Fitch Co. Class A (b)	3,720	66,253
America’s Car-Mart, Inc. (a) (b)	463	13,075
American Eagle Outfitters, Inc.	8,984	143,115
Asbury Automotive Group, Inc. (a)	1,078	56,854
Ascena Retail Group, Inc. (a) (b)	8,872	62,015
Barnes & Noble Education, Inc. (a)	2,161	21,934
Barnes & Noble, Inc. (b)	3,433	38,965
Big 5 Sporting Goods Corp.	888	8,232
Boot Barn Holdings, Inc. (a)	579	4,991
Buckle, Inc. (b)	1,476	38,361
Build-A-Bear Workshop, Inc. (a)	647	8,683
Caleres, Inc.	2,260	54,715
Cato Corp. Class A (b)	1,440	54,317
Chico’s FAS, Inc.	6,929	74,210
Children’s Place, Inc. (b)	996	79,859
Citi Trends, Inc.	833	12,936
Conn’s, Inc. (a) (b)	1,175	8,836
Destination XL Group, Inc. (a) (b)	2,505	11,448
DSW, Inc. Class A	3,600	76,248
Express, Inc. (a)	3,916	56,821
Finish Line, Inc. Class A (b)	2,125	42,904
Five Below, Inc. (a) (b)	2,839	131,758
Francesca’s Holdings Corp. (a)	2,208	24,398
Genesco, Inc. (a) (b)	1,068	68,683
GNC Holdings, Inc. Class A Class A	3,700	89,873
Group 1 Automotive, Inc. (b)	1,152	56,863
Guess?, Inc. (b)	3,201	48,175
Haverty Furniture Cos., Inc. (b)	1,096	19,761

See accompanying notes to financial statements.

SPDR Russell 2000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Hibbett Sports, Inc. (a) (b)	1,297	$45,123
Kirkland’s, Inc. (a)	749	10,995
Lithia Motors, Inc. Class A (b)	1,280	90,970
Lumber Liquidators Holdings, Inc. (a)	1,489	22,960
MarineMax, Inc. (a)	1,224	20,771
Mattress Firm Holding Corp. (a) (b)	918	30,799
Monro Muffler Brake, Inc.	1,639	104,175
Office Depot, Inc. (a)	29,700	98,307
Outerwall, Inc. (b)	902	37,884
Party City Holdco, Inc. (a)	1,572	21,867
Pier 1 Imports, Inc. (b)	4,291	22,056
Rent-A-Center, Inc. (b)	2,555	31,375
Restoration Hardware Holdings, Inc. (a) (b)	2,143	61,461
Select Comfort Corp. (a) (b)	2,433	52,018
Shoe Carnival, Inc. (b)	836	20,950
Sonic Automotive, Inc. Class A (b)	1,490	25,494
Sportsman’s Warehouse Holdings, Inc. (a)	1,577	12,711
Stage Stores, Inc. (b)	1,659	8,096
Stein Mart, Inc. (b)	1,534	11,842
Tailored Brands, Inc. (b)	2,502	31,675
Tile Shop Holdings, Inc. (a)	1,758	34,949
Vitamin Shoppe, Inc. (a) (b)	1,230	37,601
West Marine, Inc. (a)	941	7,895
Winmark Corp.	132	13,156
Zumiez, Inc. (a) (b)	871	12,464

		2,320,681

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.6%
3D Systems Corp. (a) (b)	5,800	79,402
Avid Technology, Inc. (a) (b)	1,562	9,075
Cray, Inc. (a)	2,167	64,837
Diebold, Inc.	3,184	79,059
Eastman Kodak Co. (a)	914	14,697
Electronics For Imaging, Inc. (a)	2,508	107,944
Immersion Corp. (a) (b)	1,558	11,436
Nimble Storage, Inc. (a)	3,426	27,271
Pure Storage, Inc. Class A (a) (b)	3,392	36,973
Silicon Graphics International Corp. (a) (b)	1,854	9,325
Stratasys, Ltd. (a) (b)	2,608	59,697
Super Micro Computer, Inc. (a) (b)	2,054	51,042
USA Technologies, Inc. (a)	2,300	9,821

		560,579

TEXTILES,APPAREL & LUXURY GOODS — 1.0%
Columbia Sportswear Co.	1,429	82,225
Crocs, Inc. (a) (b)	3,890	43,879
Culp, Inc. (b)	637	17,600
Deckers Outdoor Corp. (a) (b)	1,699	97,726
Delta Apparel, Inc. (a)	400	9,020
Fossil Group, Inc. (a)	2,200	62,766
G-III Apparel Group, Ltd. (a) (b)	2,327	106,390
Iconix Brand Group, Inc. (a) (b)	2,544	17,197
Movado Group, Inc. (b)	764	16,564
Oxford Industries, Inc.	802	45,409
Perry Ellis International, Inc. (a)	697	14,024
Sequential Brands Group, Inc. (a)	2,063	16,463

Steven Madden, Ltd. (a)	3,238	110,675
Superior Uniform Group, Inc.	390	7,445
Tumi Holdings, Inc. (a)	3,062	81,878
Unifi, Inc. (a)	815	22,192
Vera Bradley, Inc. (a) (b)	1,174	16,636
Vince Holding Corp. (a) (b)	818	4,483
Wolverine World Wide, Inc.	5,279	107,269

		879,841

THRIFTS & MORTGAGE FINANCE — 2.0%
Astoria Financial Corp.	4,791	73,446
Bank Mutual Corp. (b)	2,607	20,022
BankFinancial Corp.	833	9,988
Bear State Financial, Inc. (b)	1,074	10,128
Beneficial Bancorp, Inc. (a)	4,049	51,503
BofI Holding, Inc. (a) (b)	3,131	55,450
BSB Bancorp, Inc. (a)	390	8,834
Capitol Federal Financial, Inc.	7,057	98,445
Charter Financial Corp.	889	11,806
Clifton Bancorp, Inc. (b)	1,378	20,766
Dime Community Bancshares, Inc.	1,742	29,631
Essent Group, Ltd. (a)	4,066	88,679
EverBank Financial Corp.	5,556	82,562
Federal Agricultural Mortgage Corp. Class C	475	16,540
First Defiance Financial Corp.	552	21,445
Flagstar Bancorp, Inc. (a)	1,101	26,875
Fox Chase Bancorp, Inc. (b)	681	13,852
Hingham Institution for Savings	57	7,006
Home Bancorp, Inc.	300	8,241
HomeStreet, Inc. (a)	1,179	23,486
Impac Mortgage Holdings, Inc. (a)	390	6,115
Kearny Financial Corp.	5,044	63,454
Lake Sunapee Bank Group	400	6,844
LendingTree, Inc. (a) (b)	337	29,767
Meridian Bancorp, Inc.	2,606	38,517
Meta Financial Group, Inc.	440	22,422
MGIC Investment Corp. (a) (b)	18,337	109,105
Nationstar Mortgage Holdings, Inc. (a) (b)	1,829	20,595
NMI Holdings, Inc. Class A (a)	2,634	14,434
Northfield Bancorp, Inc.	2,336	34,643
Northwest Bancshares, Inc. (b)	5,184	76,879
OceanFirst Financial Corp. (b)	1,082	19,660
Ocwen Financial Corp. (a)	5,676	9,706
Oritani Financial Corp. (b)	2,193	35,066
PennyMac Financial Services, Inc. Class A (a)	700	8,743
PHH Corp. (a) (b)	2,659	35,418
Provident Financial Services, Inc.	3,284	64,498
Radian Group, Inc.	11,662	121,518
SI Financial Group, Inc.	700	9,268
Southern Missouri Bancorp, Inc.	300	7,059
Territorial Bancorp, Inc. (b)	453	11,991
TrustCo Bank Corp. NY	5,227	33,505
United Community Financial Corp.	2,609	15,863
United Financial Bancorp, Inc.	2,763	35,864
Walker & Dunlop, Inc. (a)	1,551	35,332
Washington Federal, Inc.	4,894	118,728

See accompanying notes to financial statements.

SPDR Russell 2000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Waterstone Financial, Inc.	1,319	$20,220
WSFS Financial Corp.	1,473	47,416

		1,731,335

TOBACCO — 0.2%
Alliance One International, Inc. (a)	600	9,240
Universal Corp. (b)	1,167	67,382
Vector Group, Ltd.	4,678	104,881

		181,503

TRADING COMPANIES & DISTRIBUTORS — 1.0%
Aircastle, Ltd.	2,833	55,413
Applied Industrial Technologies, Inc.	1,974	89,106
Beacon Roofing Supply, Inc. (a)	3,182	144,685
BMC Stock Holdings, Inc. (a)	3,057	54,476
CAI International, Inc. (a)	957	7,177
DXP Enterprises, Inc. (a) (b)	676	10,093
GATX Corp.	2,200	96,734
GMS, Inc. (a)	500	11,125
H&E Equipment Services, Inc.	1,595	30,353
Kaman Corp.	1,492	63,440
Lawson Products, Inc. (a) (b)	260	5,164
MRC Global, Inc. (a)	5,186	73,693
Neff Corp. Class A (a)	371	4,055
NOW, Inc. (a)	5,800	105,212
Rush Enterprises, Inc. Class A (a) (b)	1,696	36,549
SiteOne Landscape Supply, Inc. (a)	700	23,793
TAL International Group, Inc. (b)	1,612	21,617
Textainer Group Holdings, Ltd. (b)	1,179	13,134
Titan Machinery, Inc. (a)	957	10,671
Univar, Inc. (a)	2,410	45,573
Veritiv Corp. (a) (b)	390	14,656

		916,719

TRANSPORTATION INFRASTRUCTURE — 0.0% (c)
Wesco Aircraft Holdings, Inc. (a) (b)	2,949	39,576

WATER UTILITIES — 0.4%
American States Water Co.	1,880	82,382
Artesian Resources Corp. Class A	416	14,111
California Water Service Group	2,554	89,211
Connecticut Water Service, Inc. (b)	603	33,889
Consolidated Water Co., Ltd.	650	8,489
Middlesex Water Co. (b)	879	38,131
SJW Corp. (b)	862	33,945
York Water Co. (b)	723	23,165

		323,323

WIRELESS TELECOMMUNICATION SERVICES — 0.2%
Boingo Wireless, Inc. (a) (b)	2,089	18,634
NII Holdings, Inc. (a)	3,000	9,540
Shenandoah Telecommunications Co.	2,522	98,509

Spok Holdings, Inc.	1,174	22,500

		149,183

TOTAL COMMON STOCKS (Cost $95,775,128)		87,008,951

RIGHTS — 0.0% (c)
BIOTECHNOLOGY — 0.0% (c)
Chelsea Therapeutics International, Ltd. (CVR) (a) (d)	1,465	—
Durata Therapeutics, Inc. (CVR) (expiring 12/31/18) (a) (d)	580	—
Dyax Corp. (CVR) (a) (d)	6,839	7,591
Omthera Pharmaceuticals, Inc. (CVR)	24	—
Trius Therapeutics, Inc. (CVR) (expiring 2/17/17) (a) (d)	154	—

		7,591

WIRELESS TELECOMMUNICATION SERVICES — 0.0% (c)
Leap Wireless International, Inc. (CVR) (expiring 3/13/17) (a) (b)	2,486	6,265

TOTAL RIGHTS (Cost $13,856)		13,856

SHORT-TERM INVESTMENTS — 21.1%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (e) (f)	825,080	825,080
State Street Navigator Securities Lending Prime Portfolio (f) (g)	17,750,322	17,750,322

TOTAL SHORT-TERM INVESTMENTS (Cost $18,575,402)		18,575,402

TOTAL INVESTMENTS — 120.0% (Cost $114,364,386)		105,598,209
LIABILITIES IN EXCESS OF OTHER ASSETS — (20.0)%		(17,605,921)

NET ASSETS — 100.0%		$87,992,288

(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at June 30, 2016.
(c)	Amount is less than 0.05% of net assets.
(d)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. As of June 30, 2016, total aggregate fair value of securities is $18,438, representing 0.0% of net assets.
(e)	The rate shown is the annualized seven-day yield at June 30, 2016.
(f)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(g)	Investment of cash collateral for securities loaned.

CVR = Contingent Value Rights

NVDR = Non Voting Depositary Receipt

REIT = Real Estate Investment Trust

At June 30, 2016, open futures contracts purchased were as follows:

Futures Contracts	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation
Russell 2000 (long)	09/16/2016	6	$688,440	$1,780

During the year ended June 30, 2016, average notional value related to futures contracts was $609,647 or 0.1% of net assets.

See accompanying notes to financial statements.

SPDR Russell 2000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Aerospace & Defense	$1,291,790	$—	$—	$1,291,790
Air Freight & Logistics	426,554	—	—	426,554
Airlines	338,561	—	—	338,561
Auto Components	930,399	—	—	930,399
Automobiles	31,767	—	—	31,767
Banks	8,520,787	—	—	8,520,787
Beverages	201,436	—	—	201,436
Biotechnology	4,043,785	—	—	4,043,785
Building Products	1,061,538	—	—	1,061,538
Capital Markets	1,106,231	—	—	1,106,231
Chemicals	2,110,970	—	—	2,110,970
Commercial Services & Supplies	2,057,426	—	—	2,057,426
Communications Equipment	1,487,227	—	—	1,487,227
Construction & Engineering	777,332	—	—	777,332
Construction Materials	193,479	—	—	193,479
Consumer Finance	448,525	—	—	448,525
Containers & Packaging	132,512	—	—	132,512
Distributors	129,126	—	—	129,126
Diversified Consumer Services	837,746	—	—	837,746
Diversified Financial Services	113,919	—	—	113,919
Diversified Telecommunication Services	679,135	—	—	679,135
Electric Utilities	1,114,803	—	—	1,114,803
Electrical Equipment	600,355	—	—	600,355
Electronic Equipment, Instruments & Components	2,378,042	—	—	2,378,042
Energy Equipment & Services	908,472	—	—	908,472
Food & Staples Retailing	566,558	—	—	566,558
Food Products	1,267,537	—	—	1,267,537
Gas Utilities	1,209,469	—	—	1,209,469
Health Care Equipment & Supplies	2,833,782	—	—	2,833,782
Health Care Providers & Services	2,176,289	—	—	2,176,289
Health Care Technology	489,548	—	—	489,548
Hotels, Restaurants & Leisure	2,829,687	—	—	2,829,687
Household Durables	1,134,009	—	—	1,134,009
Household Products	257,709	—	—	257,709
Independent Power Producers & Energy Traders	552,103	—	—	552,103
Industrial Conglomerates	35,891	—	—	35,891
Insurance	2,014,746	—	—	2,014,746
Internet & Catalog Retail	609,561	—	—	609,561
Internet Software & Services	2,338,585	—	—	2,338,585
IT Services	1,737,448	—	—	1,737,448
Leisure Equipment & Products	269,227	—	—	269,227
Life Sciences Tools & Services	574,780	—	—	574,780
Machinery	2,835,906	—	—	2,835,906
Marine	86,892	—	—	86,892
Media	1,613,391	—	—	1,613,391
Metals & Mining	1,042,303	—	—	1,042,303
Multi-Utilities	511,946	—	—	511,946
Multiline Retail	216,297	—	—	216,297
Oil, Gas & Consumable Fuels	1,734,735	—	—	1,734,735
Paper & Forest Products	503,762	—	—	503,762

See accompanying notes to financial statements.

SPDR Russell 2000 ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs		Level 3 — Significant Unobservable Inputs	Total
Personal Products	$239,171	$—		$—	$239,171
Pharmaceuticals	1,744,951	—		—	1,744,951
Professional Services	1,181,844	—		—	1,181,844
Real Estate Investment Trusts (REITs)	8,088,230	4,582		—	8,092,812
Real Estate Management & Development	449,392	—		—	449,392
Road & Rail	392,334	—		—	392,334
Semiconductors & Semiconductor Equipment	2,827,958	—		—	2,827,958
Software	3,613,671	—		—	3,613,671
Specialty Retail	2,320,681	—		—	2,320,681
Technology Hardware, Storage & Peripherals	560,579	—		—	560,579
Textiles, Apparel & Luxury Goods	879,841	—		—	879,841
Thrifts & Mortgage Finance	1,731,335	—		—	1,731,335
Tobacco	181,503	—		—	181,503
Trading Companies & Distributors	916,719	—		—	916,719
Transportation Infrastructure	39,576	—		—	39,576
Water Utilities	323,323	—		—	323,323
Wireless Telecommunication Services	149,183	—		—	149,183
Rights
Biotechnology	—	7,591	(a)	—	7,591
Wireless Telecommunication Services	—	6,265		—	6,265
Short-Term Investments	18,575,402	—		—	18,575,402

TOTAL INVESTMENTS	$105,579,771	$18,438		$—	$105,598,209

OTHER FINANCIAL INSTRUMENTS:
Futures Contracts (b)	1,780	—		—	1,780

TOTAL INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	$105,581,551	$18,438		$—	$105,599,989

(a)	Fund held Level 2 securities that were valued at $0 at June 30, 2016.
(b)	Futures Contracts are valued at unrealized appreciation (depreciation).

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	400,968	$400,968	5,641,836	5,217,724	825,080	$825,080	$1,293	$—
State Street Navigator Securities Lending Prime Portfolio	17,967,196	17,967,196	57,410,388	57,627,262	17,750,322	17,750,322	150,804	—

See accompanying notes to financial statements.

SPDR Russell 1000 Yield Focus ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.9%
AEROSPACE & DEFENSE — 0.1%
B/E Aerospace, Inc.	6,500	$300,137

AIR FREIGHT & LOGISTICS — 0.8%
C.H. Robinson Worldwide, Inc.	28,887	2,144,860
Expeditors International of Washington, Inc.	15,798	774,734

		2,919,594

AIRLINES — 0.3%
Alaska Air Group, Inc.	12,500	728,625
Copa Holdings SA Class A	9,431	492,864

		1,221,489

AUTO COMPONENTS — 0.8%
Gentex Corp.	65,786	1,016,394
Johnson Controls, Inc.	43,186	1,911,412

		2,927,806

AUTOMOBILES — 0.8%
Harley-Davidson, Inc.	47,103	2,133,766
Thor Industries, Inc.	13,193	854,115

		2,987,881

BANKS — 1.3%
Associated Banc-Corp	9,600	164,640
Bank of Hawaii Corp.	2,623	180,462
BankUnited, Inc.	7,000	215,040
BOK Financial Corp.	1,845	115,682
CIT Group, Inc.	14,000	446,740
Cullen/Frost Bankers, Inc.	5,200	331,396
Fifth Third Bancorp	54,200	953,378
First Niagara Financial Group, Inc.	25,900	252,266
Huntington Bancshares, Inc.	52,600	470,244
PacWest Bancorp	21,100	839,358
People’s United Financial, Inc.	25,900	379,694
Popular, Inc.	7,900	231,470

		4,580,370

BUILDING PRODUCTS — 0.1%
Owens Corning	7,629	393,046

CAPITAL MARKETS — 2.9%
Artisan Partners Asset Management, Inc. Class A	13,017	360,310
Eaton Vance Corp.	39,037	1,379,568
Federated Investors, Inc. Class B	32,706	941,279
Franklin Resources, Inc.	26,900	897,653
Invesco, Ltd.	68,967	1,761,417
Lazard, Ltd. Class A	45,341	1,350,255
LPL Financial Holdings, Inc.	26,003	585,848
NorthStar Asset Management Group, Inc.	64,700	660,587
T Rowe Price Group, Inc.	34,259	2,499,879

		10,436,796

CHEMICALS — 3.8%
Cabot Corp.	7,528	343,728
CF Industries Holdings, Inc.	68,930	1,661,213
Eastman Chemical Co.	25,231	1,713,185
Huntsman Corp.	69,498	934,748
LyondellBasell Industries NV Class A	59,690	4,442,130
Mosaic Co.	123,771	3,240,325

NewMarket Corp.	500	207,190
RPM International, Inc.	12,010	599,900
Scotts Miracle-Gro Co. Class A	4,732	330,814
Westlake Chemical Corp.	8,600	369,112

		13,842,345

COMMERCIAL SERVICES & SUPPLIES — 1.2%
Covanta Holding Corp.	32,259	530,661
KAR Auction Services, Inc.	23,498	980,807
Pitney Bowes, Inc.	48,373	861,039
Republic Services, Inc.	15,278	783,914
RR Donnelley & Sons Co.	73,051	1,236,023

		4,392,444

COMMUNICATIONS EQUIPMENT — 0.8%
Brocade Communications Systems, Inc.	90,400	829,872
Juniper Networks, Inc.	28,800	647,712
Motorola Solutions, Inc.	20,015	1,320,390

		2,797,974

CONSTRUCTION & ENGINEERING — 0.5%
Fluor Corp.	19,898	980,574
KBR, Inc.	49,992	661,894

		1,642,468

CONSUMER FINANCE — 0.3%
Navient Corp.	79,585	951,041

CONTAINERS & PACKAGING — 2.8%
Avery Dennison Corp.	14,870	1,111,532
Bemis Co., Inc.	25,430	1,309,391
Graphic Packaging Holding Co.	27,500	344,850
International Paper Co.	75,816	3,213,082
Packaging Corp. of America	33,157	2,219,198
Sonoco Products Co.	35,232	1,749,621

		9,947,674

DISTRIBUTORS — 1.0%
Genuine Parts Co.	35,392	3,583,440

DIVERSIFIED CONSUMER SERVICES — 0.5%
H&R Block, Inc.	79,781	1,834,963

DIVERSIFIED TELECOMMUNICATION SERVICES — 2.1%
CenturyLink, Inc.	189,944	5,510,276
Frontier Communications Corp.	413,843	2,044,384

		7,554,660

ELECTRIC UTILITIES — 5.7%
Alliant Energy Corp.	25,080	995,676
American Electric Power Co., Inc.	25,242	1,769,212
Edison International	19,182	1,489,866
Entergy Corp.	31,986	2,602,061
Eversource Energy	17,181	1,029,142
Exelon Corp.	66,257	2,409,104
FirstEnergy Corp.	80,170	2,798,735
Great Plains Energy, Inc.	37,922	1,152,829
Hawaiian Electric Industries, Inc.	21,298	698,361
OGE Energy Corp.	55,991	1,833,705
Pinnacle West Capital Corp.	20,515	1,662,946
Westar Energy, Inc.	9,665	542,110
Xcel Energy, Inc.	33,878	1,517,057

		20,500,804

See accompanying notes to financial statements.

SPDR Russell 1000 Yield Focus ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

ELECTRICAL EQUIPMENT — 2.4%
Eaton Corp. PLC	39,942	$2,385,736
Emerson Electric Co.	65,371	3,409,751
Hubbell, Inc.	8,250	870,128
Rockwell Automation, Inc.	17,938	2,059,641

		8,725,256

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.3%
Avnet, Inc.	24,129	977,466
Corning, Inc.	89,788	1,838,858
FLIR Systems, Inc.	10,745	332,558
Jabil Circuit, Inc.	50,343	929,835
National Instruments Corp.	23,930	655,682

		4,734,399

ENERGY EQUIPMENT & SERVICES — 2.8%
Diamond Offshore Drilling, Inc.	5,323	129,509
Ensco PLC Class A	88,748	861,743
Frank’s International NV	13,205	192,925
Helmerich & Payne, Inc.	34,389	2,308,534
Nabors Industries, Ltd.	33,769	339,378
National Oilwell Varco, Inc.	53,772	1,809,428
Noble Corp. PLC	86,106	709,513
Oceaneering International, Inc.	34,284	1,023,720
Patterson-UTI Energy, Inc.	42,555	907,273
Rowan Cos. PLC Class A	29,400	519,204
Transocean, Ltd.	122,790	1,459,973

		10,261,200

FOOD & STAPLES RETAILING — 0.5%
Whole Foods Market, Inc.	51,994	1,664,848

FOOD PRODUCTS — 2.0%
Archer-Daniels-Midland Co.	58,031	2,488,950
Bunge, Ltd.	12,237	723,818
Flowers Foods, Inc.	30,840	578,250
Hershey Co.	15,394	1,747,065
Mead Johnson Nutrition Co.	12,900	1,170,675
Pinnacle Foods, Inc.	14,124	653,800

		7,362,558

GAS UTILITIES — 1.1%
AGL Resources, Inc.	19,547	1,289,516
Atmos Energy Corp.	7,655	622,505
National Fuel Gas Co.	6,416	364,942
Piedmont Natural Gas Co., Inc.	4,300	258,516
Questar Corp.	29,623	751,535
UGI Corp.	14,051	635,808

		3,922,822

HEALTH CARE EQUIPMENT & SUPPLIES — 0.5%
ResMed, Inc.	28,416	1,796,744

HEALTH CARE PROVIDERS & SERVICES — 1.5%
AmerisourceBergen Corp.	15,500	1,229,460
Cardinal Health, Inc.	22,075	1,722,071
Patterson Cos., Inc.	15,493	741,960
Quest Diagnostics, Inc.	22,531	1,834,248

		5,527,739

HOTELS, RESTAURANTS & LEISURE — 3.4%
Brinker International, Inc.	19,396	883,100

Carnival Corp.	30,200	1,334,840
Choice Hotels International, Inc.	3,700	176,194
Darden Restaurants, Inc.	41,223	2,611,065
Dunkin’ Brands Group, Inc.	10,000	436,200
Extended Stay America, Inc.	25,778	385,381
International Game Technology PLC	8,176	153,218
Las Vegas Sands Corp.	24,011	1,044,238
Six Flags Entertainment Corp.	21,425	1,241,579
Starwood Hotels & Resorts Worldwide, Inc.	10,298	761,537
Vail Resorts, Inc.	2,400	331,752
Wendy’s Co.	73,466	706,743
Wyndham Worldwide Corp.	27,981	1,993,087

		12,058,934

HOUSEHOLD DURABLES — 1.7%
Garmin, Ltd.	38,060	1,614,505
Harman International Industries, Inc.	4,700	337,554
Leggett & Platt, Inc.	28,708	1,467,266
Tupperware Brands Corp.	17,636	992,554
Whirlpool Corp.	11,124	1,853,704

		6,265,583

HOUSEHOLD PRODUCTS — 0.4%
Clorox Co.	9,795	1,355,530

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.8%
AES Corp.	160,172	1,998,946
NRG Energy, Inc.	52,712	790,153

		2,789,099

INSURANCE — 5.2%
Allied World Assurance Co. Holdings AG	9,324	327,645
American National Insurance Co.	930	105,230
AmTrust Financial Services, Inc.	23,380	572,810
Arthur J Gallagher & Co.	27,310	1,299,956
Aspen Insurance Holdings, Ltd.	8,866	411,205
Assured Guaranty, Ltd.	36,684	930,673
Axis Capital Holdings, Ltd.	22,939	1,261,645
Cincinnati Financial Corp.	16,346	1,224,152
CNA Financial Corp.	2,708	85,085
Endurance Specialty Holdings, Ltd.	6,317	424,250
Erie Indemnity Co. Class A	1,530	151,990
Everest Re Group, Ltd.	8,711	1,591,238
First American Financial Corp.	34,322	1,380,431
FNF Group	37,280	1,398,000
Hanover Insurance Group, Inc.	6,117	517,621
Mercury General Corp.	5,739	305,085
Old Republic International Corp.	85,855	1,656,143
Principal Financial Group, Inc.	24,200	994,862
ProAssurance Corp.	3,660	195,993
Progressive Corp.	49,244	1,649,674
Unum Group	14,600	464,134
Validus Holdings, Ltd.	19,136	929,818
XL Group PLC Class A	26,900	896,039

		18,773,679

INTERNET SOFTWARE & SERVICES — 0.1%
IAC/InterActiveCorp	4,200	236,460

See accompanying notes to financial statements.

SPDR Russell 1000 Yield Focus ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

IT SERVICES — 2.7%
Booz Allen Hamilton Holding Corp.	11,452	$339,437
Broadridge Financial Solutions, Inc.	10,211	665,757
Leidos Holdings, Inc.	22,391	1,071,857
Paychex, Inc.	26,889	1,599,896
Western Union Co.	174,043	3,338,145
Xerox Corp.	269,716	2,559,605

		9,574,697

LEISURE EQUIPMENT & PRODUCTS — 1.3%
Hasbro, Inc.	8,494	713,411
Mattel, Inc.	74,373	2,327,131
Polaris Industries, Inc.	21,348	1,745,413

		4,785,955

MACHINERY — 3.7%
Allison Transmission Holdings, Inc.	19,738	557,204
Crane Co.	9,861	559,316
Cummins, Inc.	44,548	5,008,977
Donaldson Co., Inc.	19,552	671,807
Dover Corp.	17,793	1,233,411
Graco, Inc.	6,035	476,704
ITT, Inc.	10,864	347,431
Lincoln Electric Holdings, Inc.	13,669	807,564
Parker-Hannifin Corp.	17,794	1,922,642
Timken Co.	24,649	755,738
Trinity Industries, Inc.	52,360	972,325

		13,313,119

MEDIA — 2.8%
Cinemark Holdings, Inc.	31,363	1,143,495
Interpublic Group of Cos., Inc.	46,152	1,066,111
John Wiley & Sons, Inc. Class A	14,420	752,436
News Corp. Class A	52,300	593,605
News Corp. Class B	15,000	175,050
Omnicom Group, Inc.	24,544	2,000,090
Regal Entertainment Group Class A	28,386	625,627
TEGNA, Inc.	41,275	956,342
Viacom, Inc. Class A	1,700	78,914
Viacom, Inc. Class B	65,972	2,735,859

		10,127,529

METALS & MINING — 2.0%
Compass Minerals International, Inc.	5,590	414,722
Freeport-McMoRan, Inc.	90,349	1,006,488
Nucor Corp.	53,629	2,649,809
Reliance Steel & Aluminum Co.	24,634	1,894,354
Steel Dynamics, Inc.	57,342	1,404,879

		7,370,252

MULTI-UTILITIES — 4.4%
Ameren Corp.	39,540	2,118,553
CenterPoint Energy, Inc.	52,079	1,249,896
CMS Energy Corp.	23,676	1,085,781
Consolidated Edison, Inc.	24,996	2,010,678
DTE Energy Co.	12,277	1,216,896
MDU Resources Group, Inc.	18,553	445,272
NiSource, Inc.	76,989	2,041,748
Public Service Enterprise Group, Inc.	56,513	2,634,071
SCANA Corp.	15,245	1,153,437
TECO Energy, Inc.	27,526	760,819

Vectren Corp.	17,917	943,689

		15,660,840

MULTILINE RETAIL — 3.4%
Kohl’s Corp.	65,395	2,479,778
Macy’s, Inc.	109,062	3,665,574
Nordstrom, Inc.	43,804	1,666,742
Target Corp.	61,812	4,315,714

		12,127,808

OIL, GAS & CONSUMABLE FUELS — 3.2%
Chesapeake Energy Corp. (a)	193,636	828,762
Devon Energy Corp.	34,927	1,266,104
HollyFrontier Corp.	57,665	1,370,697
Murphy Oil Corp.	24,764	786,257
ONEOK, Inc.	13,388	635,260
PBF Energy, Inc. Class A	18,709	444,900
Tesoro Corp.	15,067	1,128,820
Valero Energy Corp.	66,289	3,380,739
Williams Cos., Inc.	71,310	1,542,435

		11,383,974

PAPER & FOREST PRODUCTS — 0.2%
Domtar Corp.	21,876	765,879

PERSONAL PRODUCTS — 0.2%
Nu Skin Enterprises, Inc. Class A	19,300	891,467

PROFESSIONAL SERVICES — 0.6%
ManpowerGroup, Inc.	13,126	844,527
Robert Half International, Inc.	38,855	1,482,707

		2,327,234

REAL ESTATE INVESTMENT TRUSTS (REITS) — 10.9%
American Capital Agency Corp.	50,946	1,009,750
Apple Hospitality REIT, Inc.	46,500	874,665
Brixmor Property Group, Inc.	14,200	375,732
Camden Property Trust	10,014	885,438
Care Capital Properties, Inc.	29,400	770,574
Chimera Investment Corp.	60,598	951,389
Columbia Property Trust, Inc.	13,400	286,760
Communications Sales & Leasing, Inc.	21,100	609,790
Corporate Office Properties Trust	33,078	978,116
Corrections Corp. of America	41,549	1,455,046
DCT Industrial Trust, Inc. REIT	5,800	278,632
EPR Properties	16,400	1,323,152
Gaming and Leisure Properties, Inc.	30,111	1,038,227
Highwoods Properties, Inc.	7,700	406,560
Hospitality Properties Trust	53,222	1,532,794
Host Hotels & Resorts, Inc. REIT	201,223	3,261,825
Iron Mountain, Inc. REIT	34,473	1,373,060
Kilroy Realty Corp. REIT	6,000	397,740
Kimco Realty Corp. REIT	80,716	2,532,868
Lamar Advertising Co. Class A	27,001	1,790,166
Liberty Property Trust REIT	30,751	1,221,430
Macerich Co. REIT	12,861	1,098,201
MFA Financial, Inc.	129,745	943,246
Mid-America Apartment Communities, Inc.	10,300	1,095,920
National Retail Properties, Inc.	14,396	744,561
Omega Healthcare Investors, Inc.	42,933	1,457,575
Outfront Media, Inc.	48,399	1,169,804

See accompanying notes to financial statements.

SPDR Russell 1000 Yield Focus ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Piedmont Office Realty Trust, Inc. Class A	24,500	$527,730
Post Properties, Inc. REIT	5,502	335,897
Rayonier, Inc.	10,093	264,840
Retail Properties of America, Inc. Class A	34,300	579,670
Senior Housing Properties Trust	39,583	824,514
Sovran Self Storage, Inc.	5,500	577,060
Starwood Property Trust, Inc.	38,900	806,008
STORE Capital Corp.	13,400	394,630
Sun Communities, Inc. REIT	9,600	735,744
Tanger Factory Outlet Centers, Inc.	33,175	1,332,971
Taubman Centers, Inc.	9,076	673,439
Two Harbors Investment Corp.	72,593	621,396
Weingarten Realty Investors REIT	19,384	791,255
WP Carey, Inc.	10,599	735,783

		39,063,958

ROAD & RAIL — 0.7%
CSX Corp.	66,318	1,729,573
Ryder System, Inc.	11,528	704,822

		2,434,395

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.4%
Analog Devices, Inc.	26,900	1,523,616
KLA-Tencor Corp.	18,130	1,328,022
Linear Technology Corp.	31,706	1,475,280
Marvell Technology Group, Ltd.	143,264	1,365,306
Maxim Integrated Products, Inc.	33,237	1,186,228
Microchip Technology, Inc.	19,518	990,734
Xilinx, Inc.	16,859	777,706

		8,646,892

SOFTWARE — 1.6%
CA, Inc.	36,569	1,200,560
Symantec Corp.	216,811	4,453,298

		5,653,858

SPECIALTY RETAIL — 4.6%
Best Buy Co., Inc.	98,057	3,000,544
Dick’s Sporting Goods, Inc.	12,700	572,262
Foot Locker, Inc.	29,113	1,597,139
GameStop Corp. Class A	35,821	952,122
Gap, Inc.	79,050	1,677,441
L Brands, Inc.	38,558	2,588,399
Penske Automotive Group, Inc.	10,650	335,049
Staples, Inc.	228,448	1,969,222
Tiffany & Co.	34,989	2,121,733
Williams-Sonoma, Inc.	31,406	1,637,195

		16,451,106

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 2.6%
Hewlett Packard Enterprise Co.	30,117	550,238
HP, Inc.	143,030	1,795,026
NetApp, Inc.	89,955	2,211,993
Western Digital Corp.	99,764	4,714,847

		9,272,104

TEXTILES, APPAREL & LUXURY GOODS — 1.3%
Coach, Inc.	68,280	2,781,727
Ralph Lauren Corp.	20,273	1,816,866

		4,598,593

TRADING COMPANIES & DISTRIBUTORS — 1.3%
Fastenal Co.	31,952	1,418,349
MSC Industrial Direct Co., Inc. Class A	10,402	733,965
W.W. Grainger, Inc.	6,173	1,402,814
Watsco, Inc.	7,115	1,001,010

		4,556,138

TRANSPORTATION INFRASTRUCTURE — 0.1%
Macquarie Infrastructure Corp.	5,100	377,655

WATER UTILITIES — 0.1%
Aqua America, Inc.	8,740	311,668

WIRELESS TELECOMMUNICATION SERVICES — 0.3%
Telephone & Data Systems, Inc.	31,787	942,802

TOTAL COMMON STOCKS (Cost $346,327,535)		358,927,706

SHORT-TERM INVESTMENT — 0.2%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (b) (c) (Cost $470,999)	470,999	470,999

TOTAL INVESTMENTS — 100.1% (Cost $346,798,534)		359,398,705
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(207,344)

NET ASSETS — 100.0%		$359,191,361

(a)	Non-income producing security.
(b)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(c)	The rate shown is the annualized seven-day yield at June 30, 2016.

REIT = Real Estate Investment Trust

See accompanying notes to financial statements.

SPDR Russell 1000 Yield Focus ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Aerospace & Defense	$300,137	$—	$—	$300,137
Air Freight & Logistics	2,919,594	—	—	2,919,594
Airlines	1,221,489	—	—	1,221,489
Auto Components	2,927,806	—	—	2,927,806
Automobiles	2,987,881	—	—	2,987,881
Banks	4,580,370	—	—	4,580,370
Building Products	393,046	—	—	393,046
Capital Markets	10,436,796	—	—	10,436,796
Chemicals	13,842,345	—	—	13,842,345
Commercial Services & Supplies	4,392,444	—	—	4,392,444
Communications Equipment	2,797,974	—	—	2,797,974
Construction & Engineering	1,642,468	—	—	1,642,468
Consumer Finance	951,041	—	—	951,041
Containers & Packaging	9,947,674	—	—	9,947,674
Distributors	3,583,440	—	—	3,583,440
Diversified Consumer Services	1,834,963	—	—	1,834,963
Diversified Telecommunication Services	7,554,660	—	—	7,554,660
Electric Utilities	20,500,804	—	—	20,500,804
Electrical Equipment	8,725,256	—	—	8,725,256
Electronic Equipment, Instruments & Components	4,734,399	—	—	4,734,399
Energy Equipment & Services	10,261,200	—	—	10,261,200
Food & Staples Retailing	1,664,848	—	—	1,664,848
Food Products	7,362,558	—	—	7,362,558
Gas Utilities	3,922,822	—	—	3,922,822
Health Care Equipment & Supplies	1,796,744	—	—	1,796,744
Health Care Providers & Services	5,527,739	—	—	5,527,739
Hotels, Restaurants & Leisure	12,058,934	—	—	12,058,934
Household Durables	6,265,583	—	—	6,265,583
Household Products	1,355,530	—	—	1,355,530
Independent Power Producers & Energy Traders	2,789,099	—	—	2,789,099
Insurance	18,773,679	—	—	18,773,679
Internet Software & Services	236,460	—	—	236,460
IT Services	9,574,697	—	—	9,574,697
Leisure Equipment & Products	4,785,955	—	—	4,785,955
Machinery	13,313,119	—	—	13,313,119
Media	10,127,529	—	—	10,127,529
Metals & Mining	7,370,252	—	—	7,370,252
Multi-Utilities	15,660,840	—	—	15,660,840
Multiline Retail	12,127,808	—	—	12,127,808
Oil, Gas & Consumable Fuels	11,383,974	—	—	11,383,974
Paper & Forest Products	765,879	—	—	765,879
Personal Products	891,467	—	—	891,467
Professional Services	2,327,234	—	—	2,327,234
Real Estate Investment Trusts (REITs)	39,063,958	—	—	39,063,958
Road & Rail	2,434,395	—	—	2,434,395
Semiconductors & Semiconductor Equipment	8,646,892	—	—	8,646,892
Software	5,653,858	—	—	5,653,858
Specialty Retail	16,451,106	—	—	16,451,106
Technology Hardware, Storage & Peripherals	9,272,104	—	—	9,272,104
Textiles, Apparel & Luxury Goods	4,598,593	—	—	4,598,593

See accompanying notes to financial statements.

SPDR Russell 1000 Yield Focus ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Trading Companies & Distributors	$4,556,138	$—	$—	$4,556,138
Transportation Infrastructure	377,655	—	—	377,655
Water Utilities	311,668	—	—	311,668
Wireless Telecommunication Services	942,802	—	—	942,802
Short-Term Investment	470,999	—	—	470,999

TOTAL INVESTMENTS	$359,398,705	$—	$—	$359,398,705

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	—	$—	16,952,840	16,481,841	470,999	$470,999	$1,643	$—

See accompanying notes to financial statements.

SPDR Russell 1000 Momentum Focus ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 100.0%
AEROSPACE & DEFENSE — 2.7%
B/E Aerospace, Inc.	3,421	$157,965
Boeing Co.	3,744	486,233
BWX Technologies, Inc.	24,329	870,248
General Dynamics Corp.	4,793	667,377
HEICO Corp.	1,209	80,773
HEICO Corp. Class A	2,422	129,940
Hexcel Corp.	5,687	236,807
Honeywell International, Inc.	2,262	263,116
Huntington Ingalls Industries, Inc.	11,938	2,005,942
L-3 Communications Holdings, Inc.	4,496	659,518
Lockheed Martin Corp.	704	174,712
Northrop Grumman Corp.	3,720	826,882
Orbital ATK, Inc.	1,673	142,439
Raytheon Co.	5,531	751,940
Rockwell Collins, Inc.	5,802	493,982
Spirit AeroSystems Holdings, Inc. Class A (a)	16,866	725,238
Textron, Inc.	8,607	314,672
TransDigm Group, Inc. (a)	493	129,999
United Technologies Corp.	2,083	213,612

		9,331,395

AIR FREIGHT & LOGISTICS — 1.1%
C.H. Robinson Worldwide, Inc.	23,253	1,726,535
Expeditors International of Washington, Inc.	22,953	1,125,615
FedEx Corp.	3,230	490,249
United Parcel Service, Inc. Class B	4,005	431,419

		3,773,818

AIRLINES — 2.6%
Alaska Air Group, Inc.	32,221	1,878,162
American Airlines Group, Inc.	16,058	454,602
Copa Holdings SA Class A	452	23,622
Delta Air Lines, Inc.	53,635	1,953,923
JetBlue Airways Corp. (a)	64,650	1,070,604
Southwest Airlines Co.	65,133	2,553,865
Spirit Airlines, Inc. (a)	2,896	129,944
United Continental Holdings, Inc. (a)	20,762	852,072

		8,916,794

AUTO COMPONENTS — 1.3%
BorgWarner, Inc.	941	27,778
Delphi Automotive PLC	3,442	215,469
Gentex Corp.	41,109	635,134
Goodyear Tire & Rubber Co.	23,265	596,980
Johnson Controls, Inc.	11,967	529,660
Lear Corp.	15,916	1,619,612
Visteon Corp.	11,634	765,634

		4,390,267

AUTOMOBILES — 0.6%
Ford Motor Co.	30,604	384,692
General Motors Co.	10,164	287,641
Harley-Davidson, Inc.	6,559	297,123
Thor Industries, Inc.	16,393	1,061,283

		2,030,739

BANKS — 1.2%
Associated Banc-Corp.	3,840	65,856

Bank of America Corp.	2,579	34,223
Bank of Hawaii Corp.	1,577	108,498
BankUnited, Inc.	2,987	91,761
BB&T Corp.	3,612	128,623
BOK Financial Corp.	565	35,426
CIT Group, Inc.	3,147	100,421
Citigroup, Inc.	535	22,679
Citizens Financial Group, Inc.	4,694	93,786
Comerica, Inc.	2,615	107,555
Commerce Bancshares, Inc.	2,718	130,192
Cullen/Frost Bankers, Inc.	986	62,838
East West Bancorp, Inc.	2,761	94,371
Fifth Third Bancorp	15,573	273,929
First Horizon National Corp.	4,264	58,758
First Niagara Financial Group, Inc.	14,323	139,506
First Republic Bank	2,610	182,674
Huntington Bancshares, Inc.	19,794	176,958
JPMorgan Chase & Co.	339	21,065
KeyCorp	11,701	129,296
M&T Bank Corp.	1,357	160,438
PacWest Bancorp	3,501	139,270
People’s United Financial, Inc.	7,037	103,162
PNC Financial Services Group, Inc.	2,018	164,245
Popular, Inc.	10,711	313,832
Regions Financial Corp.	24,165	205,644
Signature Bank (a)	903	112,803
SunTrust Banks, Inc.	7,915	325,148
SVB Financial Group (a)	289	27,501
Synovus Financial Corp.	4,881	141,500
TCF Financial Corp.	4,695	59,392
US Bancorp	3,060	123,410
Western Alliance Bancorp (a)	3,102	101,280
Zions Bancorp	2,166	54,432

		4,090,472

BEVERAGES — 0.7%
Brown-Forman Corp. Class A	524	56,608
Brown-Forman Corp. Class B	2,178	217,277
Coca-Cola Co.	1,439	65,230
Constellation Brands, Inc. Class A	2,438	403,245
Dr. Pepper Snapple Group, Inc.	10,929	1,056,069
Molson Coors Brewing Co. Class B	3,560	360,023
Monster Beverage Corp. (a)	642	103,176
PepsiCo, Inc.	1,630	172,682

		2,434,310

BIOTECHNOLOGY — 0.3%
AbbVie, Inc.	1,100	68,101
Amgen, Inc.	930	141,500
Biogen, Inc. (a)	211	51,024
Celgene Corp. (a)	462	45,567
Gilead Sciences, Inc.	1,601	133,555
Medivation, Inc. (a)	6,120	369,036
Regeneron Pharmaceuticals, Inc. (a)	161	56,226
United Therapeutics Corp. (a)	987	104,543

		969,552

BUILDING PRODUCTS — 1.4%
Allegion PLC	1,906	132,333
AO Smith Corp.	8,162	719,154
Armstrong World Industries, Inc. (a)	1,513	59,234

See accompanying notes to financial statements.

SPDR Russell 1000 Momentum Focus ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Fortune Brands Home & Security, Inc.	8,993	$521,324
Lennox International, Inc.	5,744	819,094
Masco Corp.	32,253	997,908
Owens Corning	23,263	1,198,510
USG Corp. (a)	16,656	449,046

		4,896,603

CAPITAL MARKETS — 1.2%
Affiliated Managers Group, Inc. (a)	1,666	234,523
Ameriprise Financial, Inc.	1,444	129,743
Artisan Partners Asset Management, Inc. Class A	1,966	54,419
Bank of New York Mellon Corp.	3,353	130,264
BlackRock, Inc.	228	78,097
Charles Schwab Corp.	1,657	41,939
E*TRADE Financial Corp. (a)	3,757	88,252
Eaton Vance Corp.	10,175	359,584
Federated Investors, Inc. Class B	12,561	361,506
Franklin Resources, Inc.	6,011	200,587
Goldman Sachs Group, Inc.	170	25,259
Interactive Brokers Group, Inc. Class A	2,308	81,703
Invesco, Ltd.	8,468	216,273
Lazard, Ltd. Class A	5,916	176,178
LPL Financial Holdings, Inc.	843	18,993
Morgan Stanley	558	14,497
Northern Trust Corp.	2,274	150,675
NorthStar Asset Management Group, Inc.	2,585	26,393
Raymond James Financial, Inc.	4,068	200,552
SEI Investments Co.	10,001	481,148
State Street Corp. (b)	724	39,038
T Rowe Price Group, Inc.	13,539	987,941
TD Ameritrade Holding Corp.	1,720	48,977

		4,146,541

CHEMICALS — 2.5%
Air Products & Chemicals, Inc.	3,945	560,348
Albemarle Corp.	726	57,579
Ashland, Inc.	2,097	240,673
Axalta Coating Systems, Ltd. (a)	1,881	49,903
Cabot Corp.	8,109	370,257
Celanese Corp. Series A	6,808	445,584
Dow Chemical Co.	15,953	793,024
E.I. du Pont de Nemours & Co.	3,486	225,893
Eastman Chemical Co.	10,852	736,851
Ecolab, Inc.	3,088	366,237
FMC Corp.	380	17,598
Huntsman Corp.	3,751	50,451
International Flavors & Fragrances, Inc.	4,408	555,716
LyondellBasell Industries NV Class A	7,215	536,940
Monsanto Co.	3,082	318,710
Mosaic Co.	5,673	148,519
NewMarket Corp.	479	198,488
PPG Industries, Inc.	5,555	578,553
Praxair, Inc.	4,342	487,997
RPM International, Inc.	7,883	393,756
Scotts Miracle-Gro Co. Class A	2,950	206,234
Sherwin-Williams Co.	2,270	666,631
Valspar Corp.	4,537	490,132
Westlake Chemical Corp.	1,182	50,731
WR Grace & Co.	1,776	130,021

		8,676,826

COMMERCIAL SERVICES & SUPPLIES — 1.2%
Cintas Corp.	6,362	624,303
Clean Harbors, Inc. (a)	4,458	232,306
Copart, Inc. (a)	11,877	582,092
Covanta Holding Corp.	2,484	40,862
KAR Auction Services, Inc.	13,085	546,168
Pitney Bowes, Inc.	6,942	123,568
Republic Services, Inc.	10,237	525,260
Rollins, Inc.	7,444	217,886
RR Donnelley & Sons Co.	16,968	287,099
Tyco International PLC	6,774	288,572
Waste Management, Inc.	8,956	593,514

		4,061,630

COMMUNICATIONS EQUIPMENT — 0.8%
Arista Networks, Inc. (a)	1,306	84,080
ARRIS International PLC (a)	1,699	35,611
Brocade Communications Systems, Inc.	10,020	91,984
Cisco Systems, Inc.	4,181	119,953
EchoStar Corp. Class A Class A (a)	2,010	79,797
F5 Networks, Inc. (a)	4,533	516,037
Juniper Networks, Inc.	16,952	381,250
Motorola Solutions, Inc.	19,607	1,293,474
Palo Alto Networks, Inc. (a)	186	22,811

		2,624,997

CONSTRUCTION & ENGINEERING — 1.0%
AECOM (a)	3,234	102,744
Chicago Bridge & Iron Co. NV	604	20,917
Fluor Corp.	16,293	802,919
Jacobs Engineering Group, Inc. (a)	34,150	1,701,012
KBR, Inc.	8,885	117,637
Quanta Services, Inc. (a)	17,011	393,294
Valmont Industries, Inc.	2,477	335,064

		3,473,587

CONSTRUCTION MATERIALS — 0.3%
Eagle Materials, Inc.	3,709	286,149
Martin Marietta Materials, Inc.	3,322	637,824
Vulcan Materials Co.	2,300	276,828

		1,200,801

CONSUMER FINANCE — 0.5%
Ally Financial, Inc. (a)	7,205	122,989
American Express Co.	2,626	159,556
Capital One Financial Corp.	2,580	163,856
Credit Acceptance Corp. (a)	669	123,818
Discover Financial Services	10,149	543,885
Navient Corp.	4,229	50,537
Synchrony Financial (a)	17,674	446,799

		1,611,440

CONTAINERS & PACKAGING — 1.8%
AptarGroup, Inc.	5,949	470,744
Avery Dennison Corp.	17,249	1,289,363
Ball Corp.	1,691	122,242
Bemis Co., Inc.	15,187	781,979
Berry Plastics Group, Inc. (a)	12,961	503,535
Crown Holdings, Inc. (a)	6,366	322,565
Graphic Packaging Holding Co.	31,892	399,926
International Paper Co.	9,702	411,171
Owens-Illinois, Inc. (a)	2,430	43,764

See accompanying notes to financial statements.

SPDR Russell 1000 Momentum Focus ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Packaging Corp. of America	9,419	$630,414
Sealed Air Corp.	9,152	420,717
Silgan Holdings, Inc.	3,231	166,267
Sonoco Products Co.	16,303	809,607

		6,372,294

DISTRIBUTORS — 1.0%
Genuine Parts Co.	19,025	1,926,281
LKQ Corp. (a)	22,728	720,478
Pool Corp.	7,125	669,964

		3,316,723

DIVERSIFIED CONSUMER SERVICES — 0.2%
Graham Holdings Co. Class B	62	30,352
H&R Block, Inc.	11,860	272,780
Service Corp. International	8,822	238,547
ServiceMaster Global Holdings, Inc. (a)	6,018	239,516

		781,195

DIVERSIFIED FINANCIAL SERVICES — 1.2%
Berkshire Hathaway, Inc. Class B (a)	1,375	199,086
CBOE Holdings, Inc.	9,991	665,600
CME Group, Inc.	1,700	165,580
FactSet Research Systems, Inc.	2,884	465,535
Intercontinental Exchange, Inc.	681	174,309
Leucadia National Corp.	1,333	23,101
MarketAxess Holdings, Inc.	3,476	505,410
Moody’s Corp.	4,591	430,223
Morningstar, Inc.	2,652	216,881
MSCI, Inc.	7,705	594,210
Nasdaq, Inc.	6,633	428,956
S&P Global, Inc.	1,736	186,203
Voya Financial, Inc.	1,560	38,626

		4,093,720

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.9%
AT&T, Inc.	2,006	86,679
CenturyLink, Inc.	31,201	905,141
Frontier Communications Corp.	166,289	821,468
Level 3 Communications, Inc. (a)	18,326	943,606
SBA Communications Corp. Class A Class A (a)	878	94,771
Verizon Communications, Inc.	4,101	229,000
Zayo Group Holdings, Inc. (a)	2,263	63,205

		3,143,870

ELECTRIC UTILITIES — 4.7%
Alliant Energy Corp.	20,647	819,686
American Electric Power Co., Inc.	17,306	1,212,978
Avangrid, Inc.	1,881	86,639
Duke Energy Corp.	6,141	526,836
Edison International	20,329	1,578,953
Entergy Corp.	14,164	1,152,241
Eversource Energy	13,095	784,390
Exelon Corp.	32,636	1,186,645
FirstEnergy Corp.	28,137	982,263
Great Plains Energy, Inc.	26,625	809,400
Hawaiian Electric Industries, Inc.	10,538	345,541
ITC Holdings Corp.	9,966	466,608
NextEra Energy, Inc.	4,119	537,118
OGE Energy Corp.	21,795	713,786
PG&E Corp.	12,318	787,367

Pinnacle West Capital Corp.	15,094	1,223,520
PPL Corp.	16,708	630,727
Southern Co.	13,520	725,078
Westar Energy, Inc.	10,880	610,259
Xcel Energy, Inc.	26,344	1,179,684

		16,359,719

ELECTRICAL EQUIPMENT — 0.9%
Acuity Brands, Inc.	2,387	591,881
AMETEK, Inc.	6,036	279,044
Eaton Corp. PLC	6,617	395,233
Emerson Electric Co.	11,840	617,574
Hubbell, Inc.	3,795	400,259
Regal Beloit Corp.	711	39,141
Rockwell Automation, Inc.	6,077	697,761

		3,020,893

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.1%
Amphenol Corp. Class A	7,901	452,964
Arrow Electronics, Inc. (a)	10,937	677,000
Avnet, Inc.	19,494	789,702
CDW Corp.	6,954	278,716
Cognex Corp.	2,936	126,542
Corning, Inc.	41,430	848,487
Dolby Laboratories, Inc. Class A	7,674	367,201
FEI Co.	3,573	381,882
FLIR Systems, Inc.	14,554	450,446
Ingram Micro, Inc. Class A	49,675	1,727,697
IPG Photonics Corp. (a)	2,394	191,520
Jabil Circuit, Inc.	19,393	358,189
Keysight Technologies, Inc. (a)	6,213	180,736
National Instruments Corp.	6,250	171,250
Trimble Navigation, Ltd. (a)	13,130	319,847
VeriFone Systems, Inc. (a)	2,852	52,876

		7,375,055

ENERGY EQUIPMENT & SERVICES — 0.9%
Baker Hughes, Inc.	686	30,959
Diamond Offshore Drilling, Inc.	3,076	74,839
Dril-Quip, Inc. (a)	4,430	258,845
FMC Technologies, Inc. (a)	6,782	180,876
Frank’s International NV	4,636	67,732
Halliburton Co.	2,196	99,457
Helmerich & Payne, Inc.	13,835	928,743
National Oilwell Varco, Inc.	2,101	70,699
Noble Corp. PLC	6,418	52,884
Oceaneering International, Inc.	6,517	194,598
Patterson-UTI Energy, Inc.	19,411	413,842
Rowan Cos. PLC Class A	14,993	264,776
RPC, Inc.	5,269	81,828
Schlumberger, Ltd.	863	68,246
Superior Energy Services, Inc.	5,851	107,717
Transocean, Ltd.	4,604	54,742

		2,950,783

FOOD & STAPLES RETAILING — 1.3%
Casey’s General Stores, Inc.	4,192	551,290
Costco Wholesale Corp.	6,690	1,050,598
CVS Health Corp.	1,656	158,545
Kroger Co.	11,976	440,597

See accompanying notes to financial statements.

SPDR Russell 1000 Momentum Focus ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Rite Aid Corp. (a)	6,221	$46,595
Sprouts Farmers Market, Inc. (a)	19,627	449,458
Sysco Corp.	17,202	872,830
US Foods Holding Corp. (a)	3,420	82,901
Wal-Mart Stores, Inc.	1,249	91,202
Walgreens Boots Alliance, Inc.	352	29,311
Whole Foods Market, Inc.	23,853	763,773

		4,537,100

FOOD PRODUCTS — 3.9%
Archer-Daniels-Midland Co.	10,598	454,548
Blue Buffalo Pet Products, Inc. (a)	1,848	43,132
Bunge, Ltd.	1,626	96,178
Campbell Soup Co.	9,219	613,340
ConAgra Foods, Inc.	7,707	368,472
Flowers Foods, Inc.	7,194	134,888
General Mills, Inc.	10,623	757,632
Hain Celestial Group, Inc. (a)	1,354	67,362
Hershey Co.	8,809	999,733
Hormel Foods Corp.	19,775	723,765
Ingredion, Inc.	10,989	1,422,086
J.M. Smucker Co.	315	48,009
Kellogg Co.	4,898	399,922
McCormick & Co., Inc.	8,623	919,815
Mead Johnson Nutrition Co.	7,274	660,115
Mondelez International, Inc. Class A	10,978	499,609
Pilgrim’s Pride Corp.	20,164	513,779
Pinnacle Foods, Inc.	5,688	263,298
Post Holdings, Inc. (a)	5,716	472,656
TreeHouse Foods, Inc. (a)	5,280	541,992
Tyson Foods, Inc. Class A	48,711	3,253,408
WhiteWave Foods Co. (a)	2,549	119,650

		13,373,389

GAS UTILITIES — 1.1%
AGL Resources, Inc.	16,298	1,075,179
Atmos Energy Corp.	11,135	905,498
National Fuel Gas Co.	2,457	139,754
Piedmont Natural Gas Co., Inc.	6,432	386,692
Questar Corp.	20,362	516,584
UGI Corp.	20,313	919,163

		3,942,870

HEALTH CARE EQUIPMENT & SUPPLIES — 2.5%
Abbott Laboratories	3,075	120,878
Abiomed, Inc. (a)	3,347	365,794
Alere, Inc. (a)	1,152	48,015
Align Technology, Inc. (a)	7,732	622,813
Baxter International, Inc.	7,444	336,618
Becton Dickinson and Co.	327	55,456
Boston Scientific Corp. (a)	5,209	121,734
C.R. Bard, Inc.	3,226	758,626
Cooper Cos., Inc.	1,204	206,570
DENTSPLY SIRONA, Inc.	7,400	459,096
DexCom, Inc. (a)	362	28,717
Edwards Lifesciences Corp. (a)	7,378	735,808
Hologic, Inc. (a)	5,573	192,826
IDEXX Laboratories, Inc. (a)	5,614	521,316
Intuitive Surgical, Inc. (a)	1,053	696,465
ResMed, Inc.	12,083	764,008
St. Jude Medical, Inc.	3,040	237,120

Stryker Corp.	3,669	439,656
Teleflex, Inc.	2,997	531,398
Varian Medical Systems, Inc. (a)	8,942	735,301
West Pharmaceutical Services, Inc.	6,913	524,558
Zimmer Biomet Holdings, Inc.	178	21,428

		8,524,201

HEALTH CARE PROVIDERS & SERVICES — 3.7%
Aetna, Inc.	7,469	912,189
AmerisourceBergen Corp.	3,333	264,374
Amsurg Corp. (a)	5,789	448,879
Anthem, Inc.	5,285	694,132
Cardinal Health, Inc.	10,939	853,351
Centene Corp. (a)	8,082	576,812
Cigna Corp.	5,083	650,573
DaVita HealthCare Partners, Inc. (a)	5,545	428,739
Envision Healthcare Holdings, Inc. (a)	790	20,042
Express Scripts Holding Co. (a)	6,871	520,822
HCA Holdings, Inc. (a)	7,506	578,037
Henry Schein, Inc. (a)	7,321	1,294,353
Humana, Inc.	4,366	785,356
Laboratory Corp. of America Holdings (a)	902	117,504
LifePoint Health, Inc. (a)	4,955	323,908
McKesson Corp.	2,299	429,108
MEDNAX, Inc. (a)	4,406	319,127
Patterson Cos., Inc.	6,280	300,749
Quest Diagnostics, Inc.	10,787	878,170
UnitedHealth Group, Inc.	1,728	243,994
Universal Health Services, Inc. Class B	5,659	758,872
VCA, Inc. (a)	9,637	651,558
WellCare Health Plans, Inc. (a)	7,407	794,623

		12,845,272

HEALTH CARE TECHNOLOGY — 0.2%
Allscripts Healthcare Solutions, Inc. (a)	4,671	59,322
athenahealth, Inc. (a)	1,148	158,435
Cerner Corp. (a)	3,512	205,803
IMS Health Holdings, Inc. (a)	1,595	40,449
Veeva Systems, Inc. Class A (a)	4,681	159,716

		623,725

HOTELS, RESTAURANTS & LEISURE — 2.9%
Aramark	18,060	603,565
Brinker International, Inc.	7,606	346,301
Carnival Corp.	18,211	804,926
Chipotle Mexican Grill, Inc. (a)	482	194,130
Choice Hotels International, Inc.	1,633	77,764
Darden Restaurants, Inc.	22,736	1,440,098
Domino’s Pizza, Inc.	4,921	646,521
Dunkin’ Brands Group, Inc.	2,411	105,168
Extended Stay America, Inc.	1,479	22,111
Hilton Worldwide Holdings, Inc.	3,541	79,779
Hyatt Hotels Corp. Class A (a)	981	48,206
International Game Technology PLC	1,998	37,443
Las Vegas Sands Corp.	3,515	152,867
Marriott International, Inc. Class A	6,074	403,678
McDonald’s Corp.	2,839	341,645
MGM Resorts International (a)	6,703	151,689
Norwegian Cruise Line Holdings, Ltd. (a)	4,159	165,695
Panera Bread Co. Class A (a)	4,290	909,223
Royal Caribbean Cruises, Ltd.	6,296	422,776

See accompanying notes to financial statements.

SPDR Russell 1000 Momentum Focus ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Six Flags Entertainment Corp.	10,347	$599,609
Starbucks Corp.	5,894	336,665
Starwood Hotels & Resorts Worldwide, Inc.	6,927	512,252
Vail Resorts, Inc.	3,115	430,586
Wendy’s Co.	18,770	180,567
Wyndham Worldwide Corp.	5,565	396,395
Wynn Resorts, Ltd.	476	43,145
Yum! Brands, Inc.	5,734	475,463

		9,928,267

HOUSEHOLD DURABLES — 1.6%
D.R. Horton, Inc.	36,509	1,149,303
Garmin, Ltd.	6,337	268,816
Harman International Industries, Inc.	474	34,043
Leggett & Platt, Inc.	14,903	761,692
Lennar Corp. Class A	3,669	169,141
Mohawk Industries, Inc. (a)	1,656	314,243
Newell Brands, Inc.	4,197	203,848
NVR, Inc. (a)	637	1,134,077
PulteGroup, Inc.	5,111	99,613
Tempur Sealy International, Inc. (a)	3,169	175,309
Toll Brothers, Inc. (a)	2,002	53,874
Tupperware Brands Corp.	6,406	360,530
Whirlpool Corp.	5,882	980,176

		5,704,665

HOUSEHOLD PRODUCTS — 0.9%
Church & Dwight Co., Inc.	8,818	907,284
Clorox Co.	8,219	1,137,428
Colgate-Palmolive Co.	4,755	348,066
Energizer Holdings, Inc.	3,379	173,985
Kimberly-Clark Corp.	3,634	499,602
Procter & Gamble Co.	893	75,610
Spectrum Brands Holdings, Inc.	588	70,154

		3,212,129

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.2%
AES Corp.	29,494	368,085
Calpine Corp. (a)	9,234	136,202
NRG Energy, Inc.	3,309	49,602

		553,889

INDUSTRIAL CONGLOMERATES — 0.4%
3M Co.	1,480	259,178
Carlisle Cos., Inc.	6,658	703,617
Danaher Corp.	1,827	184,527
Roper Technologies, Inc.	1,705	290,805

		1,438,127

INSURANCE — 6.3%
Aflac, Inc.	11,756	848,313
Alleghany Corp. (a)	761	418,230
Allied World Assurance Co. Holdings AG	2,279	80,084
Allstate Corp.	10,395	727,130
American Financial Group, Inc.	4,413	326,253
American International Group, Inc.	1,250	66,113
American National Insurance Co.	670	75,811
AmTrust Financial Services, Inc.	8,916	218,442
Aon PLC	5,787	632,114
Arch Capital Group, Ltd. (a)	6,480	466,560

Arthur J Gallagher & Co.	10,119	481,664
Aspen Insurance Holdings, Ltd.	8,634	400,445
Assurant, Inc.	3,779	326,165
Assured Guaranty, Ltd.	24,835	630,064
Axis Capital Holdings, Ltd.	12,906	709,830
Brown & Brown, Inc.	12,076	452,488
Chubb, Ltd.	2,498	326,514
Cincinnati Financial Corp.	12,436	931,332
CNA Financial Corp.	565	17,752
Endurance Specialty Holdings, Ltd.	4,918	330,293
Erie Indemnity Co. Class A	1,017	101,029
Everest Re Group, Ltd.	4,758	869,144
First American Financial Corp.	18,373	738,962
FNF Group	16,061	602,287
Hanover Insurance Group, Inc.	7,036	595,386
Hartford Financial Services Group, Inc.	10,346	459,155
Lincoln National Corp.	2,464	95,529
Loews Corp.	7,090	291,328
Markel Corp. (a)	438	417,318
Marsh & McLennan Cos., Inc.	14,978	1,025,394
Mercury General Corp.	1,173	62,357
MetLife, Inc.	2,384	94,955
Old Republic International Corp.	38,639	745,346
Principal Financial Group, Inc.	4,181	171,881
ProAssurance Corp.	2,741	146,781
Progressive Corp.	53,946	1,807,191
Prudential Financial, Inc.	3,003	214,234
Reinsurance Group of America, Inc.	3,989	386,893
RenaissanceRe Holdings, Ltd.	5,531	649,561
Torchmark Corp.	9,256	572,206
Travelers Cos., Inc.	8,579	1,021,244
Unum Group	12,395	394,037
Validus Holdings, Ltd.	10,788	524,189
White Mountains Insurance Group, Ltd.	449	378,058
WR Berkley Corp.	8,513	510,099
XL Group PLC Class A	12,280	409,047

		21,749,208

INTERNET & CATALOG RETAIL — 0.3%
Amazon.com, Inc. (a)	68	48,662
Expedia, Inc.	1,734	184,324
Groupon, Inc. (a)	17,938	58,298
Liberty Interactive Corp. QVC Group Class A (a)	6,107	154,935
Liberty Ventures Series A (a)	3,345	123,999
Priceline Group, Inc. (a)	263	328,332
TripAdvisor, Inc. (a)	1,317	84,683

		983,233

INTERNET SOFTWARE & SERVICES — 0.6%
Akamai Technologies, Inc. (a)	3,100	173,383
Alphabet, Inc. Class A (a)	46	32,362
Alphabet, Inc. Class C (a)	69	47,755
CoStar Group, Inc. (a)	339	74,126
eBay, Inc. (a)	42,076	984,999
Facebook, Inc. Class A (a)	274	31,313
GoDaddy, Inc. Class A Class A (a)	593	18,496
IAC/InterActiveCorp	541	30,458
Match Group, Inc. (a)	1,743	26,276
Rackspace Hosting, Inc. (a)	3,179	66,314

See accompanying notes to financial statements.

SPDR Russell 1000 Momentum Focus ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

VeriSign, Inc. (a)	8,025	$693,841

		2,179,323

IT SERVICES — 3.9%
Accenture PLC Class A	4,270	483,748
Alliance Data Systems Corp. (a)	411	80,523
Amdocs, Ltd.	17,719	1,022,741
Automatic Data Processing, Inc.	5,405	496,557
Booz Allen Hamilton Holding Corp.	11,837	350,849
Broadridge Financial Solutions, Inc.	12,915	842,058
Cognizant Technology Solutions Corp. Class A (a)	10,991	629,125
Computer Sciences Corp.	5,584	277,246
CoreLogic, Inc. (a)	6,232	239,807
CSRA, Inc.	5,868	137,487
DST Systems, Inc.	4,766	554,905
Euronet Worldwide, Inc. (a)	4,640	321,042
Fidelity National Information Services, Inc.	820	60,418
First Data Corp. Class A (a)	1,628	18,022
Fiserv, Inc. (a)	5,448	592,361
FleetCor Technologies, Inc. (a)	1,304	186,642
Gartner, Inc. (a)	4,032	392,757
Genpact, Ltd. (a)	16,144	433,305
Global Payments, Inc.	3,099	221,207
International Business Machines Corp.	752	114,139
Jack Henry & Associates, Inc.	9,060	790,666
Leidos Holdings, Inc.	16,093	770,372
MasterCard, Inc. Class A	1,932	170,132
Paychex, Inc.	11,292	671,874
PayPal Holdings, Inc. (a)	5,919	216,103
Sabre Corp.	19,741	528,861
Teradata Corp. (a)	2,063	51,719
Total System Services, Inc.	12,977	689,208
Vantiv, Inc. Class A (a)	8,385	474,591
Visa, Inc. Class A	1,320	97,904
Western Union Co.	48,810	936,176
WEX, Inc. (a)	1,153	102,236
Xerox Corp.	48,343	458,775

		13,413,556

LEISURE EQUIPMENT & PRODUCTS — 0.7%
Brunswick Corp.	11,715	530,924
Hasbro, Inc.	7,639	641,600
Mattel, Inc.	28,282	884,944
Polaris Industries, Inc.	952	77,835
Vista Outdoor, Inc. (a)	6,183	295,114

		2,430,417

LIFE SCIENCES TOOLS & SERVICES — 1.3%
Agilent Technologies, Inc.	12,640	560,710
Bio-Rad Laboratories, Inc. Class A (a)	936	133,867
Bio-Techne Corp.	2,711	305,720
Bruker Corp.	17,191	390,923
Charles River Laboratories International, Inc. (a)	5,127	422,670
Illumina, Inc. (a)	373	52,362
Mettler-Toledo International, Inc. (a)	3,400	1,240,728
PerkinElmer, Inc.	4,730	247,947
QIAGEN NV (a)	5,610	122,354
Quintiles Transnational Holdings, Inc. (a)	2,250	146,970

Thermo Fisher Scientific, Inc.	1,763	260,501
VWR Corp. (a)	8,598	248,482
Waters Corp. (a)	3,079	433,061

		4,566,295

MACHINERY — 3.5%
AGCO Corp.	8,939	421,295
Allison Transmission Holdings, Inc.	8,134	229,623
Caterpillar, Inc.	2,769	209,918
Crane Co.	3,679	208,673
Cummins, Inc.	6,121	688,245
Deere & Co.	3,245	262,975
Donaldson Co., Inc.	8,742	300,375
Dover Corp.	5,415	375,368
Flowserve Corp.	4,183	188,946
Graco, Inc.	9,515	751,590
IDEX Corp.	5,005	410,910
Illinois Tool Works, Inc.	5,043	525,279
Ingersoll-Rand PLC	5,126	326,424
ITT, Inc.	9,695	310,046
Lincoln Electric Holdings, Inc.	7,330	433,056
Manitowoc Foodservice, Inc. (a)	28,478	501,782
Middleby Corp. (a)	1,718	197,999
Nordson Corp.	3,057	255,596
Oshkosh Corp.	3,123	148,998
PACCAR, Inc.	8,149	422,689
Parker-Hannifin Corp.	7,797	842,466
Pentair PLC	2,186	127,422
Snap-on, Inc.	4,490	708,612
Stanley Black & Decker, Inc.	8,680	965,390
Terex Corp.	10,752	218,373
Timken Co.	6,699	205,391
Toro Co.	7,233	637,951
Trinity Industries, Inc.	2,333	43,324
WABCO Holdings, Inc. (a)	2,568	235,152
Wabtec Corp.	3,406	239,203
Xylem, Inc.	14,428	644,210

		12,037,281

MARINE — 0.1%
Kirby Corp. (a)	5,133	320,248

MEDIA — 2.4%
AMC Networks, Inc. Class A (a)	2,872	173,526
Cable One, Inc.	1,116	570,734
CBS Corp. Class B	7,589	413,145
Charter Communications, Inc. Class A (a)	214	48,929
Cinemark Holdings, Inc.	7,790	284,024
Comcast Corp. Class A	2,253	146,873
Discovery Communications, Inc. Class A (a)	4,836	122,012
Discovery Communications, Inc. Class C (a)	7,238	172,626
DISH Network Corp. Class A (a)	454	23,790
Interpublic Group of Cos., Inc.	46,843	1,082,073
John Wiley & Sons, Inc. Class A	7,186	374,966
Liberty Braves Group Class C (a)	872	12,784
Liberty Broadband Corp. Class A (a)	476	28,274
Liberty Broadband Corp. Class C (a)	1,557	93,420
Liberty SiriusXM Group Class A (a)	6,858	215,067
Liberty SiriusXM Group Class C (a)	15,882	490,277

See accompanying notes to financial statements.

SPDR Russell 1000 Momentum Focus ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Live Nation Entertainment, Inc. (a)	3,010	$70,735
Madison Square Garden Co. Class A (a)	853	147,151
News Corp. Class A	25,521	289,663
News Corp. Class B	10,680	124,636
Omnicom Group, Inc.	19,176	1,562,652
Regal Entertainment Group Class A	13,267	292,405
Scripps Networks Interactive, Inc. Class A	3,274	203,872
Sirius XM Holdings, Inc. (a)	56,332	222,511
Starz Class A (a)	1,669	49,937
TEGNA, Inc.	5,831	135,104
Thomson Reuters Corp.	6,746	272,673
Time Warner, Inc.	2,035	149,654
Twenty-First Century Fox, Inc. Class A	11,546	312,319
Twenty-First Century Fox, Inc. Class B	4,419	120,418
Viacom, Inc. Class B	1,792	74,314
Walt Disney Co.	1,006	98,407

		8,378,971

METALS & MINING — 1.7%
Alcoa, Inc.	24,226	224,575
Compass Minerals International, Inc.	1,611	119,520
Freeport-McMoRan, Inc.	1,697	18,905
Newmont Mining Corp.	29,784	1,165,150
Nucor Corp.	20,587	1,017,204
Reliance Steel & Aluminum Co.	23,796	1,829,912
Royal Gold, Inc.	2,423	174,505
Southern Copper Corp.	732	19,749
Steel Dynamics, Inc.	47,708	1,168,846
Tahoe Resources, Inc.	2,903	43,458

		5,781,824

MULTI-UTILITIES — 3.5%
Ameren Corp.	28,467	1,525,262
CenterPoint Energy, Inc.	27,135	651,240
CMS Energy Corp.	21,869	1,002,912
Consolidated Edison, Inc.	16,941	1,362,734
Dominion Resources, Inc.	4,994	389,182
DTE Energy Co.	8,849	877,113
MDU Resources Group, Inc.	6,802	163,248
NiSource, Inc.	64,427	1,708,604
Public Service Enterprise Group, Inc.	32,770	1,527,410
SCANA Corp.	12,609	953,997
Sempra Energy	5,147	586,861
TECO Energy, Inc.	22,432	620,020
Vectren Corp.	13,695	721,316
WEC Energy Group, Inc.	2,965	193,615

		12,283,514

MULTILINE RETAIL — 0.7%
Dillard’s, Inc. Class A Class A	422	25,573
Dollar General Corp.	12,657	1,189,758
JC Penney Co., Inc. (a)	29,954	265,992
Kohl’s Corp.	2,723	103,256
Macy’s, Inc.	787	26,451
Nordstrom, Inc.	2,425	92,271
Target Corp.	11,740	819,687

		2,522,988

OIL, GAS & CONSUMABLE FUELS — 1.3%
Antero Resources Corp. (a)	2,739	71,159
Apache Corp.	2,747	152,925

Cabot Oil & Gas Corp.	1,248	32,124
Chevron Corp.	563	59,019
Cimarex Energy Co.	262	31,262
Columbia Pipeline Group, Inc.	3,925	100,048
Concho Resources, Inc. (a)	691	82,416
ConocoPhillips	632	27,555
Continental Resources, Inc. (a)	709	32,096
Devon Energy Corp.	1,655	59,994
Diamondback Energy, Inc. (a)	698	63,665
EOG Resources, Inc.	260	21,689
EQT Corp.	1,817	140,690
Exxon Mobil Corp.	761	71,336
Hess Corp.	305	18,331
HollyFrontier Corp.	6,341	150,726
Marathon Petroleum Corp.	960	36,442
Memorial Resource Development Corp. (a)	3,925	62,329
Murphy Oil Corp.	1,697	53,880
Newfield Exploration Co. (a)	4,481	197,971
ONEOK, Inc.	5,985	283,988
Parsley Energy, Inc. Class A (a)	1,136	30,740
PBF Energy, Inc. Class A	4,759	113,169
Phillips 66	5,902	468,265
Pioneer Natural Resources Co.	1,077	162,853
QEP Resources, Inc.	3,642	64,208
SM Energy Co.	719	19,413
Spectra Energy Corp.	8,350	305,860
Tesoro Corp.	6,313	472,970
Valero Energy Corp.	18,088	922,488
World Fuel Services Corp.	5,066	240,584

		4,550,195

PAPER & FOREST PRODUCTS — 0.1%
Domtar Corp.	8,579	300,351

PERSONAL PRODUCTS — 0.5%
Coty, Inc. Class A	1,063	27,627
Estee Lauder Cos., Inc. Class A	8,903	810,351
Herbalife, Ltd. (a)	10,368	606,839
Nu Skin Enterprises, Inc. Class A	8,219	379,636

		1,824,453

PHARMACEUTICALS — 0.2%
Akorn, Inc. (a)	1,422	40,506
Bristol-Myers Squibb Co.	901	66,269
Eli Lilly & Co.	1,531	120,566
Johnson & Johnson	903	109,534
Merck & Co., Inc.	1,440	82,958
Pfizer, Inc.	1,735	61,089
Zoetis, Inc.	2,597	123,254

		604,176

PROFESSIONAL SERVICES — 0.7%
Dun & Bradstreet Corp.	1,336	162,778
Equifax, Inc.	7,700	988,680
IHS, Inc. Class A (a)	2,580	298,274
ManpowerGroup, Inc.	5,170	332,638
Nielsen Holdings PLC	8,690	451,619
Robert Half International, Inc.	5,631	214,879
TransUnion (a)	581	19,429
Verisk Analytics, Inc. (a)	335	27,162

		2,495,459

See accompanying notes to financial statements.

SPDR Russell 1000 Momentum Focus ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

REAL ESTATE INVESTMENT TRUSTS (REITS) — 6.1%
Alexandria Real Estate Equities, Inc.	1,248	$129,193
American Campus Communities, Inc.	3,424	181,027
American Capital Agency Corp.	12,180	241,408
American Tower Corp. REIT	1,522	172,914
Annaly Capital Management, Inc.	2,373	26,269
Apartment Investment & Management Co. Class A REIT	2,487	109,826
Apple Hospitality REIT, Inc.	11,141	209,562
AvalonBay Communities, Inc. REIT	2,106	379,901
Boston Properties, Inc. REIT	1,604	211,568
Brandywine Realty Trust	1,627	27,334
Brixmor Property Group, Inc.	5,167	136,719
Camden Property Trust	4,697	415,309
Care Capital Properties, Inc.	11,834	310,169
Chimera Investment Corp.	18,224	286,117
Columbia Property Trust, Inc.	1,434	30,688
Communications Sales & Leasing, Inc. (a)	4,521	130,657
Corporate Office Properties Trust	12,873	380,655
Corrections Corp. of America	18,049	632,076
Crown Castle International Corp. REIT	5,830	591,337
CubeSmart REIT	5,575	172,156
CyrusOne, Inc. REIT	487	27,106
DCT Industrial Trust, Inc. REIT	4,370	209,935
Digital Realty Trust, Inc. REIT	3,112	339,177
Douglas Emmett, Inc.	2,695	95,726
Duke Realty Corp.	11,422	304,510
Empire State Realty Trust, Inc. Class A	4,630	87,924
EPR Properties	6,388	515,384
Equinix, Inc. REIT	1,145	443,951
Equity Commonwealth (a)	3,210	93,507
Equity LifeStyle Properties, Inc.	4,941	395,527
Equity One, Inc.	2,477	79,710
Equity Residential REIT	4,662	321,118
Essex Property Trust, Inc. REIT	600	136,854
Extra Space Storage, Inc. REIT	2,963	274,196
Federal Realty Investment Trust REIT	1,765	292,196
Forest City Realty Trust, Inc. Class A	6,560	146,354
Gaming and Leisure Properties, Inc.	4,700	162,056
General Growth Properties, Inc. REIT	12,563	374,629
Healthcare Trust of America, Inc. Class A	2,617	84,634
Highwoods Properties, Inc.	3,491	184,325
Hospitality Properties Trust	8,572	246,874
Host Hotels & Resorts, Inc. REIT	14,273	231,365
Iron Mountain, Inc. REIT	11,754	468,162
Kilroy Realty Corp. REIT	2,399	159,030
Kimco Realty Corp. REIT	38,315	1,202,325
Lamar Advertising Co. Class A	9,324	618,181
Liberty Property Trust REIT	9,710	385,681
Macerich Co. REIT	4,784	408,506
MFA Financial, Inc.	32,174	233,905
Mid-America Apartment Communities, Inc.	6,506	692,238
National Retail Properties, Inc.	6,806	352,006
Omega Healthcare Investors, Inc.	6,647	225,666
Outfront Media, Inc.	6,842	165,371
Piedmont Office Realty Trust, Inc. Class A	9,238	198,986
Post Properties, Inc. REIT	2,898	176,923
Prologis, Inc. REIT	6,891	337,935

Public Storage REIT	2,080	531,627
Rayonier, Inc.	2,410	63,238
Realty Income Corp. REIT	4,195	290,965
Regency Centers Corp.	3,416	286,022
Retail Properties of America, Inc. Class A	12,384	209,290
Senior Housing Properties Trust	10,526	219,257
Simon Property Group, Inc. REIT	1,603	347,691
SL Green Realty Corp. REIT	664	70,696
Sovran Self Storage, Inc.	3,186	334,275
Spirit Realty Capital, Inc. REIT	6,576	83,975
Starwood Property Trust, Inc.	7,043	145,931
STORE Capital Corp.	5,770	169,926
Sun Communities, Inc. REIT	3,783	289,929
Tanger Factory Outlet Centers, Inc.	16,770	673,819
Taubman Centers, Inc.	2,582	191,584
Two Harbors Investment Corp.	10,122	86,644
UDR, Inc. REIT	3,211	118,550
Ventas, Inc. REIT	3,421	249,117
VEREIT, Inc.	2,780	28,189
Vornado Realty Trust REIT	2,191	219,363
Weingarten Realty Investors REIT	7,886	321,906
Welltower, Inc. REIT	4,455	339,337
Weyerhaeuser Co. REIT	9,818	292,282
WP Carey, Inc.	2,894	200,901

		21,211,372

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.1%
CBRE Group, Inc. Class A (a)	11,862	314,106
Jones Lang LaSalle, Inc.	1,566	152,606
Realogy Holdings Corp. (a)	2,051	59,520

		526,232

ROAD & RAIL — 1.0%
AMERCO	903	338,219
Avis Budget Group, Inc. (a)	846	27,267
CSX Corp.	7,399	192,966
Genesee & Wyoming, Inc. Class A (a)	1,149	67,733
JB Hunt Transport Services, Inc.	7,623	616,929
Kansas City Southern	4,053	365,135
Landstar System, Inc.	10,100	693,466
Norfolk Southern Corp.	5,326	453,402
Old Dominion Freight Line, Inc. (a)	6,925	417,647
Ryder System, Inc.	1,656	101,248
Union Pacific Corp.	2,323	202,682

		3,476,694

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.1%
Analog Devices, Inc.	6,277	355,529
Applied Materials, Inc.	21,738	521,060
Broadcom, Ltd.	1,550	240,870
Cree, Inc. (a)	3,237	79,112
Intel Corp.	7,937	260,333
KLA-Tencor Corp.	12,027	880,978
Lam Research Corp.	3,527	296,480
Linear Technology Corp.	14,577	678,268
Marvell Technology Group, Ltd.	19,243	183,386
Maxim Integrated Products, Inc.	14,398	513,865
Microchip Technology, Inc.	8,732	443,236
Micron Technology, Inc. (a)	1,447	19,911
NVIDIA Corp.	16,037	753,899

See accompanying notes to financial statements.

SPDR Russell 1000 Momentum Focus ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

ON Semiconductor Corp. (a)	14,806	$130,589
Qorvo, Inc. (a)	890	49,181
QUALCOMM, Inc.	3,310	177,317
Skyworks Solutions, Inc.	1,496	94,667
Teradyne, Inc.	27,576	542,971
Texas Instruments, Inc.	11,360	711,704
Xilinx, Inc.	7,729	356,539

		7,289,895

SOFTWARE — 2.6%
Activision Blizzard, Inc.	4,785	189,630
Adobe Systems, Inc. (a)	2,753	263,710
ANSYS, Inc. (a)	4,669	423,712
Atlassian Corp. PLC Class A (a)	1,026	26,573
Autodesk, Inc. (a)	903	48,888
CA, Inc.	15,746	516,941
Cadence Design Systems, Inc. (a)	37,246	905,078
CDK Global, Inc.	6,549	363,404
Citrix Systems, Inc. (a)	11,795	944,661
Electronic Arts, Inc. (a)	12,411	940,257
Fortinet, Inc. (a)	2,870	90,663
Guidewire Software, Inc. (a)	3,540	218,630
Intuit, Inc.	4,255	474,901
Manhattan Associates, Inc. (a)	5,209	334,053
Microsoft Corp.	1,429	73,122
Nuance Communications, Inc. (a)	2,448	38,262
Oracle Corp.	1,167	47,765
PTC, Inc. (a)	1,208	45,397
Red Hat, Inc. (a)	4,345	315,447
salesforce.com, Inc. (a)	1,565	124,277
ServiceNow, Inc. (a)	769	51,062
Splunk, Inc. (a)	322	17,446
Symantec Corp.	66,218	1,360,118
Synopsys, Inc. (a)	10,698	578,548
Tyler Technologies, Inc. (a)	303	50,513
Ultimate Software Group, Inc. (a)	1,499	315,225
VMware, Inc. Class A (a)	1,140	65,231
Workday, Inc. Class A (a)	597	44,578
Zynga, Inc. Class A (a)	7,806	19,437

		8,887,529

SPECIALTY RETAIL — 4.4%
Advance Auto Parts, Inc.	3,768	609,022
AutoNation, Inc. (a)	1,991	93,537
AutoZone, Inc. (a)	1,380	1,095,499
Bed Bath & Beyond, Inc.	4,026	174,004
Best Buy Co., Inc.	57,906	1,771,924
Burlington Stores, Inc. (a)	12,610	841,213
Cabela’s, Inc. (a)	3,463	173,358
CarMax, Inc. (a)	2,143	105,071
CST Brands, Inc.	2,044	88,056
Dick’s Sporting Goods, Inc.	15,073	679,189
Foot Locker, Inc.	16,965	930,700
GameStop Corp. Class A	7,768	206,473
Gap, Inc.	1,765	37,453
Home Depot, Inc.	1,604	204,815
L Brands, Inc.	5,378	361,025
Lowe’s Cos., Inc.	9,319	737,785
Michaels Cos., Inc. (a)	12,844	365,283
Murphy USA, Inc. (a)	3,761	278,916

O’Reilly Automotive, Inc. (a)	3,687	999,546
Penske Automotive Group, Inc.	1,385	43,572
Ross Stores, Inc.	23,790	1,348,655
Sally Beauty Holdings, Inc. (a)	12,895	379,242
Signet Jewelers, Ltd.	3,767	310,438
Staples, Inc.	7,548	65,064
Tiffany & Co.	3,786	229,583
TJX Cos., Inc.	14,242	1,099,910
Tractor Supply Co.	8,105	739,014
Ulta Salon Cosmetics & Fragrance, Inc. (a)	3,586	873,693
Urban Outfitters, Inc. (a)	13,424	369,160
Williams-Sonoma, Inc.	3,228	168,276

		15,379,476

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.6%
Apple, Inc.	910	86,996
EMC Corp.	23,277	632,436
Hewlett Packard Enterprise Co.	23,303	425,746
HP, Inc.	17,955	225,335
Lexmark International, Inc. Class A	577	21,782
NCR Corp. (a)	8,995	249,791
NetApp, Inc.	9,956	244,818
Western Digital Corp.	811	38,328

		1,925,232

TEXTILES, APPAREL & LUXURY GOODS — 1.7%
Carter’s, Inc.	5,301	564,397
Coach, Inc.	29,942	1,219,837
Hanesbrands, Inc.	6,963	174,980
Kate Spade & Co. (a)	4,498	92,704
lululemon athletica, Inc. (a)	5,134	379,197
Michael Kors Holdings, Ltd. (a)	29,710	1,470,051
NIKE, Inc. Class B	8,180	451,536
PVH Corp.	3,422	322,455
Ralph Lauren Corp.	2,257	202,272
Skechers U.S.A., Inc. Class A (a)	8,351	248,192
Under Armour, Inc. Class C (a)	12,637	459,973
VF Corp.	7,120	437,809

		6,023,403

TOBACCO — 0.1%
Altria Group, Inc.	3,833	264,323
Philip Morris International, Inc.	1,697	172,619

		436,942

TRADING COMPANIES & DISTRIBUTORS — 1.0%
Air Lease Corp.	4,285	114,752
Fastenal Co.	16,415	728,662
HD Supply Holdings, Inc. (a)	16,174	563,179
MSC Industrial Direct Co., Inc. Class A	6,556	462,591
United Rentals, Inc. (a)	2,618	175,668
W.W. Grainger, Inc.	3,041	691,067
Watsco, Inc.	4,636	652,239
WESCO International, Inc. (a)	2,109	108,592

		3,496,750

TRANSPORTATION INFRASTRUCTURE — 0.0% (c)
Macquarie Infrastructure Corp.	596	44,134

See accompanying notes to financial statements.

SPDR Russell 1000 Momentum Focus ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

WATER UTILITIES — 0.4%
American Water Works Co., Inc.	9,290	$785,098
Aqua America, Inc.	12,652	451,170

		1,236,268

WIRELESS TELECOMMUNICATION SERVICES — 0.3%
Sprint Corp. (a)	12,177	55,162
T-Mobile US, Inc. (a)	6,146	265,937
Telephone & Data Systems, Inc.	21,245	630,127
United States Cellular Corp. (a)	4,337	170,315

		1,121,541

TOTAL COMMON STOCKS (Cost $328,339,255)		346,204,618

SHORT-TERM INVESTMENT — 0.1%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (d) (e) (Cost $212,146)	212,146	212,146

TOTAL INVESTMENTS — 100.1% (Cost $328,551,401)		346,416,764
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(470,727)

NET ASSETS — 100.0%		$345,946,037

(a)	Non-income producing security.
(b)	The Fund invested in an affiliated entity, State Street Corp. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(c)	Amount shown represents less than 0.05% of net assets.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at June 30, 2016.

REIT = Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Aerospace & Defense	$9,331,395	$—	$—	$9,331,395
Air Freight & Logistics	3,773,818	—	—	3,773,818
Airlines	8,916,794	—	—	8,916,794
Auto Components	4,390,267	—	—	4,390,267
Automobiles	2,030,739	—	—	2,030,739
Banks	4,090,472	—	—	4,090,472
Beverages	2,434,310	—	—	2,434,310
Biotechnology	969,552	—	—	969,552
Building Products	4,896,603	—	—	4,896,603
Capital Markets	4,146,541	—	—	4,146,541
Chemicals	8,676,826	—	—	8,676,826
Commercial Services & Supplies	4,061,630	—	—	4,061,630
Communications Equipment	2,624,997	—	—	2,624,997
Construction & Engineering	3,473,587	—	—	3,473,587
Construction Materials	1,200,801	—	—	1,200,801
Consumer Finance	1,611,440	—	—	1,611,440
Containers & Packaging	6,372,294	—	—	6,372,294
Distributors	3,316,723	—	—	3,316,723
Diversified Consumer Services	781,195	—	—	781,195
Diversified Financial Services	4,093,720	—	—	4,093,720
Diversified Telecommunication Services	3,143,870	—	—	3,143,870
Electric Utilities	16,359,719	—	—	16,359,719
Electrical Equipment	3,020,893	—	—	3,020,893
Electronic Equipment, Instruments & Components	7,375,055	—	—	7,375,055
Energy Equipment & Services	2,950,783	—	—	2,950,783

See accompanying notes to financial statements.

SPDR Russell 1000 Momentum Focus ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Food & Staples Retailing	$4,537,100	$—	$—	$4,537,100
Food Products	13,373,389	—	—	13,373,389
Gas Utilities	3,942,870	—	—	3,942,870
Health Care Equipment & Supplies	8,524,201	—	—	8,524,201
Health Care Providers & Services	12,845,272	—	—	12,845,272
Health Care Technology	623,725	—	—	623,725
Hotels, Restaurants & Leisure	9,928,267	—	—	9,928,267
Household Durables	5,704,665	—	—	5,704,665
Household Products	3,212,129	—	—	3,212,129
Independent Power Producers & Energy Traders	553,889	—	—	553,889
Industrial Conglomerates	1,438,127	—	—	1,438,127
Insurance	21,749,208	—	—	21,749,208
Internet & Catalog Retail	983,233	—	—	983,233
Internet Software & Services	2,179,323	—	—	2,179,323
IT Services	13,413,556	—	—	13,413,556
Leisure Equipment & Products	2,430,417	—	—	2,430,417
Life Sciences Tools & Services	4,566,295	—	—	4,566,295
Machinery	12,037,281	—	—	12,037,281
Marine	320,248	—	—	320,248
Media	8,378,971	—	—	8,378,971
Metals & Mining	5,781,824	—	—	5,781,824
Multi-Utilities	12,283,514	—	—	12,283,514
Multiline Retail	2,522,988	—	—	2,522,988
Oil, Gas & Consumable Fuels	4,550,195	—	—	4,550,195
Paper & Forest Products	300,351	—	—	300,351
Personal Products	1,824,453	—	—	1,824,453
Pharmaceuticals	604,176	—	—	604,176
Professional Services	2,495,459	—	—	2,495,459
Real Estate Investment Trusts (REITs)	21,211,372	—	—	21,211,372
Real Estate Management & Development	526,232	—	—	526,232
Road & Rail	3,476,694	—	—	3,476,694
Semiconductors & Semiconductor Equipment	7,289,895	—	—	7,289,895
Software	8,887,529	—	—	8,887,529
Specialty Retail	15,379,476	—	—	15,379,476
Technology Hardware, Storage & Peripherals	1,925,232	—	—	1,925,232
Textiles, Apparel & Luxury Goods	6,023,403	—	—	6,023,403
Tobacco	436,942	—	—	436,942
Trading Companies & Distributors	3,496,750	—	—	3,496,750
Transportation Infrastructure	44,134	—	—	44,134
Water Utilities	1,236,268	—	—	1,236,268
Wireless Telecommunication Services	1,121,541	—	—	1,121,541
Short-Term Investment	212,146	—	—	212,146

TOTAL INVESTMENTS	$346,416,764	$—	$—	$346,416,764

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Corp.	—	$—	1,229	505	724	$39,038	$521	$(8,789)
State Street Institutional Liquid Reserves Fund, Premier Class	—	—	11,344,686	11,132,540	212,146	212,146	1,200	—

See accompanying notes to financial statements.

SPDR Russell 1000 Low Volatility Focus ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 100.0%
AEROSPACE & DEFENSE — 2.0%
B/E Aerospace, Inc.	6,541	$302,031
BWX Technologies, Inc.	17,456	624,401
General Dynamics Corp.	10,947	1,524,260
HEICO Corp.	1,114	74,426
HEICO Corp. Class A	2,296	123,181
Hexcel Corp.	11,124	463,203
Huntington Ingalls Industries, Inc.	9,824	1,650,727
L-3 Communications Holdings, Inc.	6,161	903,757
Rockwell Collins, Inc.	15,266	1,299,747
Spirit AeroSystems Holdings, Inc. Class A (a)	13,741	590,863

		7,556,596

AIR FREIGHT & LOGISTICS — 1.1%
C.H. Robinson Worldwide, Inc.	29,046	2,156,666
Expeditors International of Washington, Inc.	40,225	1,972,634

		4,129,300

AIRLINES — 0.7%
Alaska Air Group, Inc.	19,626	1,143,999
Southwest Airlines Co.	35,613	1,396,386

		2,540,385

AUTO COMPONENTS — 0.9%
Delphi Automotive PLC	13,582	850,233
Gentex Corp.	17,165	265,199
Lear Corp.	17,039	1,733,889
Visteon Corp.	8,784	578,075

		3,427,396

AUTOMOBILES — 0.3%
Harley-Davidson, Inc.	19,159	867,903
Thor Industries, Inc.	4,773	309,004

		1,176,907

BANKS — 0.6%
Associated Banc-Corp	8,240	141,316
Bank of Hawaii Corp.	3,130	215,344
BankUnited, Inc.	7,098	218,051
BOK Financial Corp.	1,602	100,445
CIT Group, Inc.	19,417	619,597
Commerce Bancshares, Inc.	5,228	250,421
Cullen/Frost Bankers, Inc.	3,445	219,550
People’s United Financial, Inc.	17,781	260,669
TCF Financial Corp.	9,497	120,137

		2,145,530

BEVERAGES — 0.6%
Brown-Forman Corp. Class A	1,359	146,813
Brown-Forman Corp. Class B	5,989	597,462
Dr. Pepper Snapple Group, Inc.	18,136	1,752,482

		2,496,757

BUILDING PRODUCTS — 0.3%
AO Smith Corp.	7,681	676,773
Lennox International, Inc.	3,726	531,328

		1,208,101

CAPITAL MARKETS — 2.1%
Affiliated Managers Group, Inc. (a)	5,963	839,412

Artisan Partners Asset Management, Inc. Class A	2,469	68,342
Eaton Vance Corp.	22,101	781,049
Federated Investors, Inc. Class B	13,265	381,767
Franklin Resources, Inc.	42,580	1,420,895
Interactive Brokers Group, Inc. Class A	5,336	188,894
Invesco, Ltd.	20,436	521,935
Lazard, Ltd. Class A	14,234	423,889
LPL Financial Holdings, Inc.	8,174	184,160
Raymond James Financial, Inc.	7,739	381,533
SEI Investments Co.	14,918	717,705
T Rowe Price Group, Inc.	32,121	2,343,869

		8,253,450

CHEMICALS — 2.5%
Ashland, Inc.	4,023	461,720
Cabot Corp.	3,569	162,961
Eastman Chemical Co.	11,268	765,097
International Flavors & Fragrances, Inc.	7,356	927,371
Mosaic Co.	29,954	784,196
NewMarket Corp.	1,245	515,903
PPG Industries, Inc.	14,857	1,547,357
Praxair, Inc.	15,496	1,741,595
RPM International, Inc.	14,682	733,366
Scotts Miracle-Gro Co. Class A	3,773	263,770
Sherwin-Williams Co.	4,588	1,347,358
Valspar Corp.	4,376	472,739

		9,723,433

COMMERCIAL SERVICES & SUPPLIES — 1.2%
Cintas Corp.	12,741	1,250,274
Clean Harbors, Inc. (a)	3,955	206,095
Copart, Inc. (a)	13,864	679,475
Covanta Holding Corp.	9,081	149,382
KAR Auction Services, Inc.	14,067	587,157
Pitney Bowes, Inc.	13,166	234,355
Republic Services, Inc.	18,326	940,307
Rollins, Inc.	15,373	449,968

		4,497,013

COMMUNICATIONS EQUIPMENT — 0.7%
EchoStar Corp. Class A Class A (a)	6,371	252,929
Motorola Solutions, Inc.	38,926	2,567,948

		2,820,877

CONSTRUCTION & ENGINEERING — 0.9%
Fluor Corp.	18,371	905,323
Jacobs Engineering Group, Inc. (a)	27,320	1,360,809
KBR, Inc.	7,266	96,202
Quanta Services, Inc. (a)	31,206	721,483
Valmont Industries, Inc.	2,396	324,107

		3,407,924

CONSUMER FINANCE — 0.8%
Ally Financial, Inc. (a)	53,757	917,632
Discover Financial Services	21,282	1,140,502
Synchrony Financial (a)	43,674	1,104,079

		3,162,213

CONTAINERS & PACKAGING — 2.9%
AptarGroup, Inc.	11,230	888,630
Avery Dennison Corp.	19,993	1,494,477

See accompanying notes to financial statements.

SPDR Russell 1000 Low Volatility Focus ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Bemis Co., Inc.	35,643	$1,835,258
Berry Plastics Group, Inc. (a)	11,798	458,352
Crown Holdings, Inc. (a)	18,191	921,738
Graphic Packaging Holding Co.	43,757	548,713
International Paper Co.	29,941	1,268,899
Packaging Corp. of America	12,917	864,535
Sealed Air Corp.	12,631	580,647
Silgan Holdings, Inc.	12,814	659,408
Sonoco Products Co.	36,304	1,802,857

		11,323,514

DISTRIBUTORS — 1.4%
Genuine Parts Co.	39,275	3,976,594
LKQ Corp. (a)	17,693	560,868
Pool Corp.	8,175	768,695

		5,306,157

DIVERSIFIED CONSUMER SERVICES — 0.6%
Graham Holdings Co. Class B	236	115,531
H&R Block, Inc.	75,517	1,736,891
Service Corp. International	23,001	621,947

		2,474,369

DIVERSIFIED FINANCIAL SERVICES — 1.3%
CBOE Holdings, Inc.	17,645	1,175,510
FactSet Research Systems, Inc.	6,817	1,100,400
Moody’s Corp.	10,034	940,286
Morningstar, Inc.	5,725	468,191
MSCI, Inc.	7,583	584,801
Nasdaq, Inc.	8,347	539,800
Voya Financial, Inc.	10,495	259,856

		5,068,844

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.6%
CenturyLink, Inc.	84,356	2,447,168

ELECTRIC UTILITIES — 4.7%
Alliant Energy Corp.	25,678	1,019,417
American Electric Power Co., Inc.	21,438	1,502,589
Avangrid, Inc.	2,110	97,187
Edison International	24,787	1,925,206
Entergy Corp.	21,143	1,719,983
Eversource Energy	16,831	1,008,177
Exelon Corp.	39,626	1,440,801
FirstEnergy Corp.	45,183	1,577,339
Great Plains Energy, Inc.	30,545	928,568
Hawaiian Electric Industries, Inc.	15,262	500,441
ITC Holdings Corp.	10,389	486,413
OGE Energy Corp.	38,252	1,252,753
PG&E Corp.	16,650	1,064,268
Pinnacle West Capital Corp.	17,439	1,413,605
Westar Energy, Inc.	11,862	665,340
Xcel Energy, Inc.	33,745	1,511,101

		18,113,188

ELECTRICAL EQUIPMENT — 1.2%
AMETEK, Inc.	20,015	925,293
Emerson Electric Co.	32,099	1,674,284
Hubbell, Inc.	6,307	665,199
Regal Beloit Corp.	1,957	107,733
Rockwell Automation, Inc.	10,324	1,185,402

		4,557,911

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.7%
Amphenol Corp. Class A	15,284	876,232
Arrow Electronics, Inc. (a)	8,564	530,112
Avnet, Inc.	38,404	1,555,746
Dolby Laboratories, Inc. Class A	5,359	256,428
FEI Co.	1,906	203,713
FLIR Systems, Inc.	20,316	628,780
Ingram Micro, Inc. Class A	54,833	1,907,092
Jabil Circuit, Inc.	16,362	302,206
National Instruments Corp.	11,068	303,263

		6,563,572

ENERGY EQUIPMENT & SERVICES — 0.4%
Dril-Quip, Inc. (a)	3,036	177,394
FMC Technologies, Inc. (a)	28,494	759,935
Oceaneering International, Inc.	16,384	489,226

		1,426,555

FOOD & STAPLES RETAILING — 0.8%
Casey’s General Stores, Inc.	4,004	526,566
Sysco Corp.	29,205	1,481,862
US Foods Holding Corp. (a)	3,414	82,755
Whole Foods Market, Inc.	33,229	1,063,993

		3,155,176

FOOD PRODUCTS — 4.1%
Archer-Daniels-Midland Co.	40,339	1,730,140
Bunge, Ltd.	13,365	790,540
Campbell Soup Co.	15,443	1,027,423
Flowers Foods, Inc.	12,615	236,531
Hain Celestial Group, Inc. (a)	5,283	262,829
Hershey Co.	23,338	2,648,630
Hormel Foods Corp.	31,829	1,164,941
Ingredion, Inc.	9,711	1,256,700
McCormick & Co., Inc.	15,830	1,688,586
Mead Johnson Nutrition Co.	14,773	1,340,650
Pinnacle Foods, Inc.	16,956	784,893
TreeHouse Foods, Inc. (a)	5,917	607,380
Tyson Foods, Inc. Class A	36,467	2,435,631

		15,974,874

GAS UTILITIES — 1.0%
AGL Resources, Inc.	16,363	1,079,467
Atmos Energy Corp.	11,883	966,326
National Fuel Gas Co.	3,104	176,556
Piedmont Natural Gas Co., Inc.	4,659	280,099
Questar Corp.	19,222	487,662
UGI Corp.	22,126	1,001,201

		3,991,311

HEALTH CARE EQUIPMENT & SUPPLIES — 1.8%
C.R. Bard, Inc.	4,670	1,098,197
Cooper Cos., Inc.	2,596	445,396
DENTSPLY SIRONA, Inc.	11,979	743,177
IDEXX Laboratories, Inc. (a)	5,321	494,108
ResMed, Inc.	13,203	834,826
Teleflex, Inc.	4,935	875,025
Varian Medical Systems, Inc. (a)	18,976	1,560,396
West Pharmaceutical Services, Inc.	9,943	754,475

		6,805,600

See accompanying notes to financial statements.

SPDR Russell 1000 Low Volatility Focus ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

HEALTH CARE PROVIDERS & SERVICES — 6.1%
AmerisourceBergen Corp.	40,980	$3,250,534
Amsurg Corp. (a)	5,730	444,304
Anthem, Inc.	15,266	2,005,036
Cardinal Health, Inc.	38,838	3,029,752
Cigna Corp.	16,152	2,067,295
DaVita HealthCare Partners, Inc. (a)	16,574	1,281,502
Henry Schein, Inc. (a)	13,950	2,466,360
Humana, Inc.	8,645	1,555,063
LifePoint Health, Inc. (a)	9,387	613,628
McKesson Corp.	11,605	2,166,073
MEDNAX, Inc. (a)	12,709	920,513
Patterson Cos., Inc.	18,592	890,371
Quest Diagnostics, Inc.	18,678	1,520,576
Universal Health Services, Inc. Class B	4,914	658,967
VCA, Inc. (a)	7,700	520,597

		23,390,571

HOTELS, RESTAURANTS & LEISURE — 3.0%
Aramark	39,522	1,320,825
Brinker International, Inc.	20,737	944,156
Carnival Corp.	23,148	1,023,142
Choice Hotels International, Inc.	6,469	308,054
Darden Restaurants, Inc.	30,403	1,925,726
Domino’s Pizza, Inc.	6,200	814,556
Dunkin’ Brands Group, Inc.	8,526	371,904
Extended Stay America, Inc.	3,739	55,898
Hyatt Hotels Corp. Class A (a)	3,464	170,221
Marriott International, Inc. Class A	18,500	1,229,510
Panera Bread Co. Class A (a)	3,030	642,178
Six Flags Entertainment Corp.	8,435	488,808
Vail Resorts, Inc.	2,625	362,854
Wendy’s Co.	37,438	360,153
Wyndham Worldwide Corp.	20,416	1,454,232

		11,472,217

HOUSEHOLD DURABLES — 1.1%
Garmin, Ltd.	17,814	755,670
Leggett & Platt, Inc.	25,773	1,317,258
NVR, Inc. (a)	701	1,248,018
Tupperware Brands Corp.	15,300	861,084

		4,182,030

HOUSEHOLD PRODUCTS — 1.1%
Church & Dwight Co., Inc.	18,291	1,881,961
Clorox Co.	16,049	2,221,021

		4,102,982

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.3%
AES Corp.	68,386	853,457
Calpine Corp. (a)	21,450	316,388

		1,169,845

INDUSTRIAL CONGLOMERATES — 0.2%
Carlisle Cos., Inc.	8,605	909,376

INSURANCE — 9.6%
Alleghany Corp. (a)	1,583	869,985
Allied World Assurance Co. Holdings AG	10,294	361,731
Allstate Corp.	23,568	1,648,582
American Financial Group, Inc.	9,382	693,611

American National Insurance Co.	1,125	127,294
AmTrust Financial Services, Inc.	7,117	174,366
Arch Capital Group, Ltd. (a)	15,459	1,113,048
Arthur J Gallagher & Co.	26,959	1,283,248
Aspen Insurance Holdings, Ltd.	22,496	1,043,364
Assurant, Inc.	4,541	391,934
Axis Capital Holdings, Ltd.	31,422	1,728,210
Brown & Brown, Inc.	21,709	813,436
Cincinnati Financial Corp.	20,176	1,510,981
CNA Financial Corp.	2,469	77,576
Endurance Specialty Holdings, Ltd.	10,658	715,791
Erie Indemnity Co. Class A	1,576	156,560
Everest Re Group, Ltd.	13,482	2,462,757
First American Financial Corp.	23,598	949,112
FNF Group	44,199	1,657,462
Hanover Insurance Group, Inc.	10,870	919,819
Loews Corp.	17,440	716,610
Markel Corp. (a)	784	746,980
Marsh & McLennan Cos., Inc.	32,241	2,207,219
Mercury General Corp.	3,460	183,934
Old Republic International Corp.	27,938	538,924
ProAssurance Corp.	5,875	314,606
Progressive Corp.	92,543	3,100,190
Reinsurance Group of America, Inc.	8,193	794,639
RenaissanceRe Holdings, Ltd.	12,006	1,409,985
Torchmark Corp.	23,140	1,430,515
Travelers Cos., Inc.	16,579	1,973,564
Unum Group	21,952	697,854
Validus Holdings, Ltd.	22,789	1,107,318
White Mountains Insurance Group, Ltd.	882	742,644
WR Berkley Corp.	19,601	1,174,492
XL Group PLC Class A	36,632	1,220,212

		37,058,553

INTERNET SOFTWARE & SERVICES — 0.6%
eBay, Inc. (a)	77,027	1,803,202
Match Group, Inc. (a)	2,292	34,552
VeriSign, Inc. (a)	7,583	655,626

		2,493,380

IT SERVICES — 4.5%
Alliance Data Systems Corp. (a)	2,835	555,433
Amdocs, Ltd.	55,743	3,217,486
Booz Allen Hamilton Holding Corp.	6,570	194,735
Broadridge Financial Solutions, Inc.	20,377	1,328,580
DST Systems, Inc.	12,298	1,431,856
Fiserv, Inc. (a)	10,055	1,093,280
Gartner, Inc. (a)	8,121	791,067
Genpact, Ltd. (a)	21,830	585,917
Jack Henry & Associates, Inc.	15,219	1,328,162
Leidos Holdings, Inc.	14,499	694,067
Paychex, Inc.	24,211	1,440,555
Sabre Corp.	21,780	583,486
Total System Services, Inc.	16,077	853,849
Vantiv, Inc. Class A (a)	9,660	546,756
Western Union Co.	81,225	1,557,896
WEX, Inc. (a)	2,555	226,552
Xerox Corp.	94,149	893,474

		17,323,151

See accompanying notes to financial statements.

SPDR Russell 1000 Low Volatility Focus ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

LEISURE EQUIPMENT & PRODUCTS — 0.7%
Hasbro, Inc.	9,643	$809,916
Mattel, Inc.	26,548	830,687
Polaris Industries, Inc.	8,302	678,771
Vista Outdoor, Inc. (a)	8,052	384,322

		2,703,696

LIFE SCIENCES TOOLS & SERVICES — 1.4%
Bio-Rad Laboratories, Inc. Class A (a)	2,411	344,821
Bio-Techne Corp.	5,073	572,082
Charles River Laboratories International, Inc. (a)	4,288	353,503
Mettler-Toledo International, Inc. (a)	4,976	1,815,842
PerkinElmer, Inc.	7,640	400,489
QIAGEN NV (a)	13,554	295,613
Quintiles Transnational Holdings, Inc. (a)	5,851	382,187
VWR Corp. (a)	13,163	380,411
Waters Corp. (a)	6,183	869,639

		5,414,587

MACHINERY — 3.9%
AGCO Corp.	6,619	311,954
Allison Transmission Holdings, Inc.	15,718	443,719
Crane Co.	6,328	358,924
Cummins, Inc.	11,303	1,270,909
Donaldson Co., Inc.	23,632	811,996
Dover Corp.	10,769	746,507
Flowserve Corp.	6,069	274,137
Graco, Inc.	9,060	715,649
IDEX Corp.	9,134	749,901
ITT, Inc.	8,234	263,323
Lincoln Electric Holdings, Inc.	10,422	615,732
Manitowoc Foodservice, Inc. (a)	28,426	500,866
Nordson Corp.	2,932	245,145
PACCAR, Inc.	21,843	1,132,996
Parker-Hannifin Corp.	11,521	1,244,844
Snap-on, Inc.	7,735	1,220,738
Stanley Black & Decker, Inc.	11,902	1,323,740
Timken Co.	4,239	129,968
Toro Co.	10,144	894,701
WABCO Holdings, Inc. (a)	3,577	327,546
Wabtec Corp.	12,243	859,826
Xylem, Inc.	14,776	659,748

		15,102,869

MARINE — 0.2%
Kirby Corp. (a)	9,441	589,024

MEDIA — 2.5%
AMC Networks, Inc. Class A (a)	4,006	242,042
Cable One, Inc.	619	316,563
Cinemark Holdings, Inc.	24,037	876,389
Discovery Communications, Inc. Class A (a)	16,709	421,568
Discovery Communications, Inc. Class C (a)	23,855	568,942
Interpublic Group of Cos., Inc.	23,197	535,851
John Wiley & Sons, Inc. Class A	16,600	866,188
Liberty Braves Group Class C (a)	1,085	15,906
Liberty SiriusXM Group Class A (a)	6,845	214,659
Liberty SiriusXM Group Class C (a)	15,853	489,382

News Corp. Class A	91,591	1,039,558
News Corp. Class B	32,033	373,825
Omnicom Group, Inc.	32,042	2,611,103
Regal Entertainment Group Class A	24,692	544,212
Scripps Networks Interactive, Inc. Class A	5,900	367,393
Starz Class A (a)	5,622	168,210

		9,651,791

METALS & MINING — 0.6%
Compass Minerals International, Inc.	3,393	251,727
Nucor Corp.	24,012	1,186,433
Reliance Steel & Aluminum Co.	11,875	913,187

		2,351,347

MULTI-UTILITIES — 3.7%
Ameren Corp.	32,981	1,767,122
CenterPoint Energy, Inc.	30,566	733,584
CMS Energy Corp.	26,088	1,196,396
Consolidated Edison, Inc.	21,815	1,754,798
DTE Energy Co.	11,555	1,145,331
MDU Resources Group, Inc.	10,465	251,160
NiSource, Inc.	69,954	1,855,180
Public Service Enterprise Group, Inc.	42,828	1,996,213
SCANA Corp.	14,321	1,083,527
Sempra Energy	9,066	1,033,705
TECO Energy, Inc.	19,440	537,322
Vectren Corp.	15,901	837,506

		14,191,844

MULTILINE RETAIL — 2.5%
Dillard’s, Inc. Class A Class A	4,668	282,881
Dollar General Corp.	21,422	2,013,668
Kohl’s Corp.	25,892	981,824
Macy’s, Inc.	33,670	1,131,649
Nordstrom, Inc.	46,616	1,773,739
Target Corp.	51,046	3,564,032

		9,747,793

OIL, GAS & CONSUMABLE FUELS — 0.0% (b)
World Fuel Services Corp.	3,953	187,728

PAPER & FOREST PRODUCTS — 0.1%
Domtar Corp.	9,935	347,824

PERSONAL PRODUCTS — 0.3%
Estee Lauder Cos., Inc. Class A	14,853	1,351,920

PROFESSIONAL SERVICES — 1.0%
Dun & Bradstreet Corp.	2,469	300,823
Equifax, Inc.	11,596	1,488,926
IHS, Inc. Class A (a)	5,368	620,594
ManpowerGroup, Inc.	4,790	308,189
Robert Half International, Inc.	33,998	1,297,364

		4,015,896

REAL ESTATE INVESTMENT TRUSTS (REITS) — 5.4%
American Capital Agency Corp.	23,624	468,228
Apple Hospitality REIT, Inc.	22,762	428,153
Brixmor Property Group, Inc.	9,974	263,912
Camden Property Trust	7,213	637,773
Care Capital Properties, Inc.	11,811	309,566
Chimera Investment Corp.	24,419	383,378
Columbia Property Trust, Inc.	7,442	159,259
Corporate Office Properties Trust	16,924	500,443

See accompanying notes to financial statements.

SPDR Russell 1000 Low Volatility Focus ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Corrections Corp. of America	31,080	$1,088,422
DCT Industrial Trust, Inc. REIT	5,206	250,096
Empire State Realty Trust, Inc. Class A	10,508	199,547
EPR Properties	8,401	677,793
Equity LifeStyle Properties, Inc.	7,273	582,204
Federal Realty Investment Trust REIT	3,585	593,497
Gaming and Leisure Properties, Inc.	12,319	424,759
Highwoods Properties, Inc.	5,641	297,845
Hospitality Properties Trust	20,210	582,048
Host Hotels & Resorts, Inc. REIT	44,877	727,456
Kilroy Realty Corp. REIT	7,157	474,438
Kimco Realty Corp. REIT	50,019	1,569,596
Lamar Advertising Co. Class A	5,840	387,192
Liberty Property Trust REIT	14,132	561,323
Macerich Co. REIT	7,791	665,273
MFA Financial, Inc.	88,290	641,868
Mid-America Apartment Communities, Inc.	9,186	977,390
National Retail Properties, Inc.	10,789	558,007
Omega Healthcare Investors, Inc.	13,575	460,871
Outfront Media, Inc.	15,648	378,212
Piedmont Office Realty Trust, Inc. Class A	17,556	378,156
Post Properties, Inc. REIT	5,038	307,570
Retail Properties of America, Inc. Class A	23,884	403,640
Senior Housing Properties Trust	18,573	386,876
Sovran Self Storage, Inc.	4,318	453,045
Starwood Property Trust, Inc.	20,731	429,546
STORE Capital Corp.	8,476	249,618
Sun Communities, Inc. REIT	5,227	400,597
Tanger Factory Outlet Centers, Inc.	34,899	1,402,242
Taubman Centers, Inc.	6,651	493,504
Two Harbors Investment Corp.	34,843	298,256
Weingarten Realty Investors REIT	12,386	505,597

		20,957,196

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.3%
Jones Lang LaSalle, Inc.	7,295	710,898
Realogy Holdings Corp. (a)	10,892	316,086

		1,026,984

ROAD & RAIL — 1.1%
AMERCO	568	212,744
Genesee & Wyoming, Inc. Class A (a)	3,505	206,620
JB Hunt Transport Services, Inc.	19,614	1,587,361
Landstar System, Inc.	15,788	1,084,004
Old Dominion Freight Line, Inc. (a)	13,697	826,066
Ryder System, Inc.	4,207	257,216

		4,174,011

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.8%
Analog Devices, Inc.	27,830	1,576,291
KLA-Tencor Corp.	11,369	832,779
Linear Technology Corp.	40,952	1,905,497
Marvell Technology Group, Ltd.	30,966	295,106
Maxim Integrated Products, Inc.	23,628	843,283
Microchip Technology, Inc.	16,492	837,134
Teradyne, Inc.	33,919	667,865

		6,957,955

SOFTWARE — 2.4%
ANSYS, Inc. (a)	13,144	1,192,818
CA, Inc.	36,557	1,200,166
Cadence Design Systems, Inc. (a)	46,313	1,125,406
Symantec Corp.	181,426	3,726,490
Synopsys, Inc. (a)	34,003	1,838,882

		9,083,762

SPECIALTY RETAIL — 5.2%
Advance Auto Parts, Inc.	5,796	936,807
AutoNation, Inc. (a)	5,801	272,531
AutoZone, Inc. (a)	2,763	2,193,380
Bed Bath & Beyond, Inc.	56,009	2,420,709
CST Brands, Inc.	4,136	178,179
Dick’s Sporting Goods, Inc.	23,198	1,045,302
Foot Locker, Inc.	37,666	2,066,357
GameStop Corp. Class A	5,816	154,589
Gap, Inc.	34,318	728,228
L Brands, Inc.	19,199	1,288,829
Michaels Cos., Inc. (a)	5,362	152,495
Murphy USA, Inc. (a)	4,069	301,757
O’Reilly Automotive, Inc. (a)	4,938	1,338,692
Penske Automotive Group, Inc.	2,495	78,493
Ross Stores, Inc.	40,946	2,321,229
Sally Beauty Holdings, Inc. (a)	25,489	749,631
Signet Jewelers, Ltd.	4,550	374,966
Staples, Inc.	58,703	506,020
Tiffany & Co.	14,121	856,297
Tractor Supply Co.	8,122	740,564
Urban Outfitters, Inc. (a)	6,492	178,530
Williams-Sonoma, Inc.	19,593	1,021,383

		19,904,968

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.3%
NetApp, Inc.	45,749	1,124,968

TEXTILES, APPAREL & LUXURY GOODS — 1.1%
Carter’s, Inc.	9,672	1,029,778
PVH Corp.	3,994	376,355
Ralph Lauren Corp.	10,933	979,815
Under Armour, Inc. Class C (a)	12,612	459,077
VF Corp.	21,033	1,293,319

		4,138,344

TRADING COMPANIES & DISTRIBUTORS — 1.2%
Air Lease Corp.	7,775	208,214
Fastenal Co.	19,446	863,208
HD Supply Holdings, Inc. (a)	14,544	506,422
MSC Industrial Direct Co., Inc. Class A	8,646	610,062
W.W. Grainger, Inc.	6,551	1,488,715
Watsco, Inc.	7,310	1,028,444

		4,705,065

WATER UTILITIES — 0.4%
American Water Works Co., Inc.	11,515	973,133
Aqua America, Inc.	15,252	543,886

		1,517,019

WIRELESS TELECOMMUNICATION SERVICES — 0.2%
Telephone & Data Systems, Inc.	13,189	391,186

See accompanying notes to financial statements.

SPDR Russell 1000 Low Volatility Focus ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

United States Cellular Corp. (a)	5,065	$198,902

		590,088

TOTAL COMMON STOCKS (Cost $367,064,522)		385,692,905

SHORT-TERM INVESTMENT — 0.1%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (c) (d) (Cost $452,777)	452,777	452,777

TOTAL INVESTMENTS — 100.1% (Cost $367,517,299)		386,145,682
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(283,765)

NET ASSETS — 100.0%		$385,861,917

(a)	Non-income producing security.
(b)	Amount shown represents less than 0.05% of net assets.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at June 30, 2016.

REIT = Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Aerospace & Defense	$7,556,596	$—	$—	$7,556,596
Air Freight & Logistics	4,129,300	—	—	4,129,300
Airlines	2,540,385	—	—	2,540,385
Auto Components	3,427,396	—	—	3,427,396
Automobiles	1,176,907	—	—	1,176,907
Banks	2,145,530	—	—	2,145,530
Beverages	2,496,757	—	—	2,496,757
Building Products	1,208,101	—	—	1,208,101
Capital Markets	8,253,450	—	—	8,253,450
Chemicals	9,723,433	—	—	9,723,433
Commercial Services & Supplies	4,497,013	—	—	4,497,013
Communications Equipment	2,820,877	—	—	2,820,877
Construction & Engineering	3,407,924	—	—	3,407,924
Consumer Finance	3,162,213	—	—	3,162,213
Containers & Packaging	11,323,514	—	—	11,323,514
Distributors	5,306,157	—	—	5,306,157
Diversified Consumer Services	2,474,369	—	—	2,474,369
Diversified Financial Services	5,068,844	—	—	5,068,844
Diversified Telecommunication Services	2,447,168	—	—	2,447,168
Electric Utilities	18,113,188	—	—	18,113,188
Electrical Equipment	4,557,911	—	—	4,557,911
Electronic Equipment, Instruments & Components	6,563,572	—	—	6,563,572
Energy Equipment & Services	1,426,555	—	—	1,426,555
Food & Staples Retailing	3,155,176	—	—	3,155,176
Food Products	15,974,874	—	—	15,974,874
Gas Utilities	3,991,311	—	—	3,991,311
Health Care Equipment & Supplies	6,805,600	—	—	6,805,600
Health Care Providers & Services	23,390,571	—	—	23,390,571
Hotels, Restaurants & Leisure	11,472,217	—	—	11,472,217
Household Durables	4,182,030	—	—	4,182,030
Household Products	4,102,982	—	—	4,102,982
Independent Power Producers & Energy Traders	1,169,845	—	—	1,169,845
Industrial Conglomerates	909,376	—	—	909,376
Insurance	37,058,553	—	—	37,058,553

See accompanying notes to financial statements.

SPDR Russell 1000 Low Volatility Focus ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Internet Software & Services	$2,493,380	$—	$—	$2,493,380
IT Services	17,323,151	—	—	17,323,151
Leisure Equipment & Products	2,703,696	—	—	2,703,696
Life Sciences Tools & Services	5,414,587	—	—	5,414,587
Machinery	15,102,869	—	—	15,102,869
Marine	589,024	—	—	589,024
Media	9,651,791	—	—	9,651,791
Metals & Mining	2,351,347	—	—	2,351,347
Multi-Utilities	14,191,844	—	—	14,191,844
Multiline Retail	9,747,793	—	—	9,747,793
Oil, Gas & Consumable Fuels	187,728	—	—	187,728
Paper & Forest Products	347,824	—	—	347,824
Personal Products	1,351,920	—	—	1,351,920
Professional Services	4,015,896	—	—	4,015,896
Real Estate Investment Trusts (REITs)	20,957,196	—	—	20,957,196
Real Estate Management & Development	1,026,984	—	—	1,026,984
Road & Rail	4,174,011	—	—	4,174,011
Semiconductors & Semiconductor Equipment	6,957,955	—	—	6,957,955
Software	9,083,762	—	—	9,083,762
Specialty Retail	19,904,968	—	—	19,904,968
Technology Hardware, Storage & Peripherals	1,124,968	—	—	1,124,968
Textiles, Apparel & Luxury Goods	4,138,344	—	—	4,138,344
Trading Companies & Distributors	4,705,065	—	—	4,705,065
Water Utilities	1,517,019	—	—	1,517,019
Wireless Telecommunication Services	590,088	—	—	590,088
Short-Term Investment	452,777	—	—	452,777

TOTAL INVESTMENTS	$386,145,682	$—	$—	$386,145,682

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	—	$—	10,768,859	10,316,082	452,777	$452,777	$1,212	$—

See accompanying notes to financial statements.

SPDR S&P 500 Buyback ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.7%
AEROSPACE & DEFENSE — 5.5%
Boeing Co.	738	$95,844
General Dynamics Corp.	710	98,860
L-3 Communications Holdings, Inc.	789	115,738
Northrop Grumman Corp.	470	104,472
United Technologies Corp.	931	95,474

		510,388

AIR FREIGHT & LOGISTICS — 1.1%
Expeditors International of Washington, Inc.	1,986	97,393

AIRLINES — 1.6%
American Airlines Group, Inc.	2,478	70,152
Delta Air Lines, Inc.	2,059	75,009

		145,161

AUTO COMPONENTS — 0.9%
Delphi Automotive PLC	1,318	82,507

AUTOMOBILES — 2.0%
General Motors Co.	3,211	90,871
Harley-Davidson, Inc.	2,114	95,764

		186,635

BIOTECHNOLOGY — 2.9%
AbbVie, Inc.	1,613	99,861
Biogen, Inc. (a)	352	85,120
Gilead Sciences, Inc.	992	82,753

		267,734

CAPITAL MARKETS — 2.0%
Ameriprise Financial, Inc.	1,033	92,815
State Street Corp. (b)	1,692	91,233

		184,048

CHEMICALS — 2.1%
LyondellBasell Industries NV Class A	1,136	84,541
Monsanto Co.	1,088	112,510

		197,051

COMMERCIAL SERVICES & SUPPLIES — 1.1%
Cintas Corp.	1,056	103,625

COMMUNICATIONS EQUIPMENT — 3.0%
F5 Networks, Inc. (a)	968	110,197
Juniper Networks, Inc.	3,786	85,147
Motorola Solutions, Inc.	1,267	83,584

		278,928

CONSTRUCTION & ENGINEERING — 3.3%
Fluor Corp.	1,840	90,675
Jacobs Engineering Group, Inc. (a)	2,288	113,965
Quanta Services, Inc. (a)	4,262	98,538

		303,178

CONSTRUCTION MATERIALS — 1.2%
Martin Marietta Materials, Inc.	573	110,016

CONSUMER FINANCE — 3.1%
Capital One Financial Corp.	1,415	89,867
Discover Financial Services	1,866	99,999
Navient Corp.	7,980	95,361

		285,227

CONTAINERS & PACKAGING — 2.1%
Sealed Air Corp.	1,925	88,492
WestRock Co.	2,835	110,197

		198,689

DIVERSIFIED CONSUMER SERVICES — 1.0%
H&R Block, Inc.	3,866	88,918

DIVERSIFIED FINANCIAL SERVICES — 1.0%
Moody’s Corp.	1,011	94,741

ELECTRICAL EQUIPMENT — 1.0%
Emerson Electric Co.	1,770	92,323

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.0%
Corning, Inc.	4,586	93,921
TE Connectivity, Ltd.	1,551	88,578

		182,499

ENERGY EQUIPMENT & SERVICES — 1.2%
National Oilwell Varco, Inc.	3,237	108,925

FOOD & STAPLES RETAILING — 2.2%
Sysco Corp.	2,009	101,937
Whole Foods Market, Inc.	3,117	99,806

		201,743

FOOD PRODUCTS — 4.4%
Archer-Daniels-Midland Co.	2,611	111,986
Mead Johnson Nutrition Co.	1,116	101,277
Mondelez International, Inc. Class A	2,229	101,442
Tyson Foods, Inc. Class A	1,385	92,504

		407,209

HEALTH CARE EQUIPMENT & SUPPLIES — 1.0%
Varian Medical Systems, Inc. (a)	1,177	96,785

HEALTH CARE PROVIDERS & SERVICES — 3.1%
AmerisourceBergen Corp.	1,118	88,680
Express Scripts Holding Co. (a)	1,346	102,027
HCA Holdings, Inc. (a)	1,204	92,720

		283,427

HOTELS, RESTAURANTS & LEISURE — 3.0%
Marriott International, Inc. Class A	1,417	94,174
McDonald’s Corp.	737	88,691
Wyndham Worldwide Corp.	1,263	89,963

		272,828

HOUSEHOLD DURABLES — 1.1%
PulteGroup, Inc.	5,300	103,297

INSURANCE — 9.5%
Allstate Corp.	1,409	98,560
American International Group, Inc.	1,774	93,827
Aon PLC	931	101,693
Assurant, Inc.	1,222	105,471
Hartford Financial Services Group, Inc.	2,116	93,908
Lincoln National Corp.	2,537	98,359
Loews Corp.	2,487	102,191
Travelers Cos., Inc.	819	97,494
XL Group PLC Class A	2,668	88,871

		880,374

See accompanying notes to financial statements.

SPDR S&P 500 Buyback ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

INTERNET SOFTWARE & SERVICES — 1.0%
VeriSign, Inc. (a)	1,051	$90,869

IT SERVICES — 4.0%
Fiserv, Inc. (a)	939	102,098
Teradata Corp. (a)	3,777	94,689
Western Union Co.	4,862	93,253
Xerox Corp.	8,684	82,411

		372,451

MACHINERY — 2.1%
Deere & Co.	1,236	100,166
Illinois Tool Works, Inc.	914	95,202

		195,368

MEDIA — 2.9%
CBS Corp. Class B	1,761	95,869
Discovery Communications, Inc. Class A (a)	1,342	33,859
Discovery Communications, Inc. Class C (a)	2,096	49,989
Twenty-First Century Fox, Inc. Class A	2,382	64,433
Twenty-First Century Fox, Inc. Class B	927	25,261

		269,411

MULTILINE RETAIL — 4.6%
Dollar General Corp.	1,146	107,724
Kohl’s Corp.	2,199	83,386
Macy’s, Inc.	2,404	80,799
Nordstrom, Inc.	1,866	71,001
Target Corp.	1,179	82,318

		425,228

OIL, GAS & CONSUMABLE FUELS — 0.8%
Valero Energy Corp.	1,512	77,112

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.8%
Applied Materials, Inc.	4,532	108,632
NVIDIA Corp.	2,644	124,294
Qorvo, Inc. (a)	1,917	105,933
QUALCOMM, Inc.	1,866	99,962

		438,821

SOFTWARE — 3.3%
CA, Inc.	3,140	103,086
Citrix Systems, Inc. (a)	1,202	96,268
Intuit, Inc.	911	101,677

		301,031

SPECIALTY RETAIL — 8.0%
AutoZone, Inc. (a)	120	95,261

Bed Bath & Beyond, Inc.	2,028	87,650
Best Buy Co., Inc.	3,133	95,870
CarMax, Inc. (a)	1,869	91,637
Gap, Inc.	4,001	84,901
Lowe’s Cos., Inc.	1,255	99,358
O’Reilly Automotive, Inc. (a)	353	95,698
Urban Outfitters, Inc. (a)	3,131	86,103

		736,478

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 2.6%
Apple, Inc.	869	83,076
NetApp, Inc.	3,657	89,926
Seagate Technology PLC	2,850	69,426

		242,428

TEXTILES, APPAREL & LUXURY GOODS — 1.0%
Michael Kors Holdings, Ltd. (a)	1,839	90,994

TRADING COMPANIES & DISTRIBUTORS — 2.2%
United Rentals, Inc. (a)	1,584	106,287
W.W. Grainger, Inc.	409	92,945

		199,232

TOTAL COMMON STOCKS (Cost $9,631,225)		9,203,072

SHORT-TERM INVESTMENT — 0.2%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (c) (d) (Cost $20,998)	20,998	20,998

TOTAL INVESTMENTS — 99.9% (Cost $9,652,223)		9,224,070
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		7,704

NET ASSETS — 100.0%		$9,231,774

(a)	Non-income producing security.
(b)	The Fund invested in an affiliated entity, State Street Corp. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at June 30, 2016.

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Aerospace & Defense	$510,388	$—	$—	$510,388
Air Freight & Logistics	97,393	—	—	97,393

See accompanying notes to financial statements.

SPDR S&P 500 Buyback ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Airlines	$145,161	$—	$—	$145,161
Auto Components	82,507	—	—	82,507
Automobiles	186,635	—	—	186,635
Biotechnology	267,734	—	—	267,734
Capital Markets	184,048	—	—	184,048
Chemicals	197,051	—	—	197,051
Commercial Services & Supplies	103,625	—	—	103,625
Communications Equipment	278,928	—	—	278,928
Construction & Engineering	303,178	—	—	303,178
Construction Materials	110,016	—	—	110,016
Consumer Finance	285,227	—	—	285,227
Containers & Packaging	198,689	—	—	198,689
Diversified Consumer Services	88,918	—	—	88,918
Diversified Financial Services	94,741	—	—	94,741
Electrical Equipment	92,323	—	—	92,323
Electronic Equipment, Instruments & Components	182,499	—	—	182,499
Energy Equipment & Services	108,925	—	—	108,925
Food & Staples Retailing.	201,743	—	—	201,743
Food Products	407,209	—	—	407,209
Health Care Equipment & Supplies	96,785	—	—	96,785
Health Care Providers & Services	283,427	—	—	283,427
Hotels, Restaurants & Leisure	272,828	—	—	272,828
Household Durables	103,297	—	—	103,297
Insurance	880,374	—	—	880,374
Internet Software & Services	90,869	—	—	90,869
IT Services	372,451	—	—	372,451
Machinery	195,368	—	—	195,368
Media	269,411	—	—	269,411
Multiline Retail	425,228	—	—	425,228
Oil, Gas & Consumable Fuels	77,112	—	—	77,112
Semiconductors & Semiconductor Equipment	438,821	—	—	438,821
Software	301,031	—	—	301,031
Specialty Retail	736,478	—	—	736,478
Technology Hardware, Storage & Peripherals	242,428	—	—	242,428
Textiles, Apparel & Luxury Goods	90,994	—	—	90,994
Trading Companies & Distributors	199,232	—	—	199,232
Short-Term Investment	20,998	—	—	20,998

TOTAL INVESTMENTS	$9,224,070	$—	$—	$9,224,070

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Corp.	2,035	$156,695	1,775	2,118	1,692	$91,233	$1,726	$(34,993)
State Street Institutional Liquid Reserves Fund, Premier Class	16,993	16,993	560,479	556,474	20,998	20,998	76	—

See accompanying notes to financial statements.

SPDR S&P 500 Growth ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.8%
AEROSPACE & DEFENSE — 2.9%
Boeing Co.	46,506	$6,039,734
General Dynamics Corp.	10,198	1,419,970
Honeywell International, Inc.	30,964	3,601,732
Lockheed Martin Corp.	12,003	2,978,785
Northrop Grumman Corp.	14,063	3,125,924
Raytheon Co.	12,917	1,756,066
Rockwell Collins, Inc.	10,096	859,573
TransDigm Group, Inc. (a)	4,100	1,081,129

		20,862,913

AIR FREIGHT & LOGISTICS — 0.6%
C.H. Robinson Worldwide, Inc. (b)	5,290	392,783
Expeditors International of Washington, Inc.	8,974	440,085
United Parcel Service, Inc. Class B	28,874	3,110,307

		3,943,175

AIRLINES — 0.4%
Alaska Air Group, Inc.	9,600	559,584
Southwest Airlines Co.	49,435	1,938,346

		2,497,930

AUTO COMPONENTS — 0.2%
Delphi Automotive PLC	21,519	1,347,089
Goodyear Tire & Rubber Co.	9,687	248,569

		1,595,658

BANKS — 0.1%
Citizens Financial Group, Inc.	8,476	169,350
Huntington Bancshares, Inc.	30,018	268,361

		437,711

BEVERAGES — 2.9%
Brown-Forman Corp. Class B	7,739	772,043
Coca-Cola Co.	156,928	7,113,546
Constellation Brands, Inc. Class A	13,610	2,251,094
Dr. Pepper Snapple Group, Inc.	14,497	1,400,845
Molson Coors Brewing Co. Class B	7,902	799,129
Monster Beverage Corp. (a)	10,955	1,760,578
PepsiCo, Inc.	61,530	6,518,488

		20,615,723

BIOTECHNOLOGY — 4.8%
AbbVie, Inc.	69,059	4,275,443
Alexion Pharmaceuticals, Inc. (a)	17,472	2,040,031
Amgen, Inc.	40,222	6,119,777
Biogen, Inc. (a)	16,892	4,084,823
Celgene Corp. (a)	60,500	5,967,115
Gilead Sciences, Inc.	103,466	8,631,134
Regeneron Pharmaceuticals, Inc. (a)	6,094	2,128,208
Vertex Pharmaceuticals, Inc. (a)	9,520	818,910

		34,065,441

BUILDING PRODUCTS — 0.3%
Allegion PLC	7,403	513,990
Fortune Brands Home & Security, Inc.	11,900	689,843
Masco Corp.	25,833	799,273

		2,003,106

CAPITAL MARKETS — 1.3%
Affiliated Managers Group, Inc. (a)	2,576	362,623

Ameriprise Financial, Inc.	6,293	565,426
BlackRock, Inc.	6,003	2,056,208
Charles Schwab Corp.	92,952	2,352,615
E*TRADE Financial Corp. (a)	21,746	510,814
Morgan Stanley	55,580	1,443,968
Northern Trust Corp.	10,399	689,038
T Rowe Price Group, Inc.	12,789	933,213

		8,913,905

CHEMICALS — 1.9%
Air Products & Chemicals, Inc.	7,243	1,028,796
E.I. du Pont de Nemours & Co.	30,327	1,965,190
Ecolab, Inc.	20,618	2,445,295
International Flavors & Fragrances, Inc. (b)	6,221	784,281
LyondellBasell Industries NV Class A	14,406	1,072,095
Monsanto Co.	17,084	1,766,656
PPG Industries, Inc.	12,630	1,315,414
Praxair, Inc.	10,802	1,214,037
Sherwin-Williams Co.	6,112	1,794,911

		13,386,675

COMMERCIAL SERVICES & SUPPLIES — 0.5%
Cintas Corp.	6,774	664,733
Republic Services, Inc.	8,611	441,830
Stericycle, Inc. (a)	6,513	678,134
Tyco International PLC	14,704	626,390
Waste Management, Inc.	17,092	1,132,687

		3,543,774

COMMUNICATIONS EQUIPMENT — 0.9%
Cisco Systems, Inc.	159,512	4,576,399
F5 Networks, Inc. (a)	3,620	412,101
Harris Corp.	5,374	448,407
Juniper Networks, Inc.	27,264	613,167
Motorola Solutions, Inc.	7,407	488,640

		6,538,714

CONSTRUCTION MATERIALS — 0.3%
Martin Marietta Materials, Inc.	4,964	953,088
Vulcan Materials Co.	10,348	1,245,485

		2,198,573

CONSUMER FINANCE — 0.1%
Synchrony Financial (a)	26,975	681,928

CONTAINERS & PACKAGING — 0.2%
Avery Dennison Corp.	6,842	511,439
Ball Corp. (b)	5,885	425,427
Sealed Air Corp.	8,594	395,066

		1,331,932

DISTRIBUTORS — 0.1%
LKQ Corp. (a)	23,600	748,120

DIVERSIFIED CONSUMER SERVICES — 0.0% (c)
H&R Block, Inc. (b)	12,052	277,196

DIVERSIFIED FINANCIAL SERVICES — 1.1%
CME Group, Inc.	13,381	1,303,309
Intercontinental Exchange, Inc.	9,235	2,363,791
Moody’s Corp.	13,131	1,230,506
Nasdaq, Inc.	5,497	355,491

See accompanying notes to financial statements.

SPDR S&P 500 Growth ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

S&P Global, Inc.	20,543	$2,203,442

		7,456,539

DIVERSIFIED TELECOMMUNICATION SERVICES — 1.1%
Level 3 Communications, Inc. (a)	9,122	469,692
Verizon Communications, Inc.	126,215	7,047,845

		7,517,537

ELECTRICAL EQUIPMENT — 0.3%
Acuity Brands, Inc.	3,376	837,113
AMETEK, Inc.	18,234	842,958
Rockwell Automation, Inc. (b)	4,866	558,714

		2,238,785

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.3%
Amphenol Corp. Class A	23,735	1,360,728
FLIR Systems, Inc.	5,261	162,828
TE Connectivity, Ltd.	12,004	685,548

		2,209,104

FOOD & STAPLES RETAILING — 1.5%
Costco Wholesale Corp.	15,032	2,360,625
CVS Health Corp.	38,364	3,672,970
Kroger Co.	34,827	1,281,285
Walgreens Boots Alliance, Inc.	38,136	3,175,585

		10,490,465

FOOD PRODUCTS — 1.9%
Campbell Soup Co. (b)	13,855	921,773
ConAgra Foods, Inc.	19,257	920,677
General Mills, Inc.	28,489	2,031,836
Hershey Co.	6,076	689,565
Hormel Foods Corp. (b)	20,818	761,939
J.M. Smucker Co.	5,374	819,051
Kellogg Co.	10,922	891,781
McCormick & Co., Inc.	6,047	645,034
Mead Johnson Nutrition Co.	7,163	650,042
Mondelez International, Inc. Class A	121,325	5,521,501

		13,853,199

GAS UTILITIES — 0.0% (c)
AGL Resources, Inc.	4,991	329,256

HEALTH CARE EQUIPMENT & SUPPLIES — 3.0%
Abbott Laboratories	47,930	1,884,128
Becton Dickinson and Co.	16,395	2,780,428
Boston Scientific Corp. (a)	104,385	2,439,477
C.R. Bard, Inc.	5,732	1,347,937
DENTSPLY SIRONA, Inc.	10,069	624,681
Edwards Lifesciences Corp. (a)	16,559	1,651,429
Hologic, Inc. (a)	19,015	657,919
Intuitive Surgical, Inc. (a)	1,848	1,222,286
Medtronic PLC	60,954	5,288,979
St. Jude Medical, Inc.	11,117	867,126
Stryker Corp.	15,000	1,797,450
Varian Medical Systems, Inc. (a) (b)	4,073	334,923
Zimmer Biomet Holdings, Inc.	6,125	737,327

		21,634,090

HEALTH CARE PROVIDERS & SERVICES — 2.6%
Aetna, Inc.	27,089	3,308,380
AmerisourceBergen Corp.	14,797	1,173,698

Centene Corp. (a)	13,137	937,588
Cigna Corp.	19,821	2,536,890
DaVita HealthCare Partners, Inc. (a)	8,758	677,168
HCA Holdings, Inc. (a)	9,866	759,781
Henry Schein, Inc. (a)	4,345	768,196
Humana, Inc.	5,374	966,675
Laboratory Corp. of America Holdings (a)	7,873	1,025,616
Patterson Cos., Inc.	3,338	159,857
UnitedHealth Group, Inc.	41,982	5,927,858
Universal Health Services, Inc. Class B	4,363	585,078

		18,826,785

HEALTH CARE TECHNOLOGY — 0.2%
Cerner Corp. (a)	23,421	1,372,471

HOTELS, RESTAURANTS & LEISURE — 2.4%
Chipotle Mexican Grill, Inc. (a) (b)	2,300	926,348
Marriott International, Inc. Class A (b)	9,782	650,112
McDonald’s Corp.	45,039	5,419,993
Royal Caribbean Cruises, Ltd.	8,773	589,107
Starbucks Corp.	114,496	6,540,011
Starwood Hotels & Resorts Worldwide, Inc.	6,267	463,445
Wyndham Worldwide Corp. (b)	8,669	617,493
Wynn Resorts, Ltd. (b)	2,076	188,169
Yum! Brands, Inc.	16,458	1,364,697

		16,759,375

HOUSEHOLD DURABLES — 0.7%
D.R. Horton, Inc.	25,594	805,699
Harman International Industries, Inc.	3,124	224,366
Leggett & Platt, Inc.	6,530	333,748
Lennar Corp. Class A	14,046	647,520
Mohawk Industries, Inc. (a)	4,980	945,005
Newell Brands, Inc.	35,391	1,718,941

		4,675,279

HOUSEHOLD PRODUCTS — 1.0%
Church & Dwight Co., Inc.	10,004	1,029,312
Clorox Co.	10,007	1,384,869
Colgate-Palmolive Co.	37,322	2,731,970
Kimberly-Clark Corp.	15,411	2,118,704

		7,264,855

INDUSTRIAL CONGLOMERATES — 3.0%
3M Co.	27,211	4,765,190
Danaher Corp.	30,536	3,084,136
General Electric Co.	392,739	12,363,424
Roper Technologies, Inc.	7,804	1,331,050

		21,543,800

INSURANCE — 0.9%
Aon PLC	12,937	1,413,109
Arthur J Gallagher & Co.	7,200	342,720
Assurant, Inc.	2,268	195,751
Cincinnati Financial Corp.	5,989	448,516
Marsh & McLennan Cos., Inc.	20,903	1,431,020
Progressive Corp.	20,680	692,780
Torchmark Corp.	4,659	288,019
Willis Towers Watson PLC	6,441	800,681
XL Group PLC Class A	22,427	747,043

		6,359,639

See accompanying notes to financial statements.

SPDR S&P 500 Growth ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

INTERNET & CATALOG RETAIL — 4.3%
Amazon.com, Inc. (a)	30,061	$21,512,253
Expedia, Inc. (b)	9,185	976,366
Netflix, Inc. (a)	33,115	3,029,360
Priceline Group, Inc. (a)	3,822	4,771,423
TripAdvisor, Inc. (a) (b)	8,870	570,341

		30,859,743

INTERNET SOFTWARE & SERVICES — 7.8%
Akamai Technologies, Inc. (a) (b)	13,677	764,955
Alphabet, Inc. Class A (a)	22,790	16,033,449
Alphabet, Inc. Class C (a)	22,920	15,862,932
eBay, Inc. (a)	84,035	1,967,259
Facebook, Inc. Class A (a)	179,577	20,522,060
VeriSign, Inc. (a) (b)	7,505	648,882

		55,799,537

IT SERVICES — 5.9%
Accenture PLC Class A	48,609	5,506,914
Alliance Data Systems Corp. (a)	4,617	904,563
Automatic Data Processing, Inc.	20,943	1,924,033
Cognizant Technology Solutions Corp. Class A (a)	47,246	2,704,361
CSRA, Inc.	4,536	106,278
Fidelity National Information Services, Inc.	11,925	878,634
Fiserv, Inc. (a)	17,277	1,878,528
Global Payments, Inc.	11,952	853,134
International Business Machines Corp.	26,672	4,048,276
MasterCard, Inc. Class A	75,432	6,642,542
Paychex, Inc. (b)	24,908	1,482,026
PayPal Holdings, Inc. (a)	86,101	3,143,548
Teradata Corp. (a)	4,137	103,715
Total System Services, Inc.	12,993	690,058
Visa, Inc. Class A (b)	147,899	10,969,669
Western Union Co. (b)	20,135	386,189

		42,222,468

LEISURE EQUIPMENT & PRODUCTS — 0.1%
Hasbro, Inc.	8,691	729,957

LIFE SCIENCES TOOLS & SERVICES — 0.9%
Agilent Technologies, Inc.	9,444	418,936
Illumina, Inc. (a)	11,347	1,592,892
PerkinElmer, Inc.	8,620	451,860
Thermo Fisher Scientific, Inc.	20,287	2,997,607
Waters Corp. (a)	6,246	878,500

		6,339,795

MACHINERY — 0.6%
Illinois Tool Works, Inc.	14,197	1,478,760
Pentair PLC	8,934	520,763
Snap-on, Inc.	4,493	709,085
Stanley Black & Decker, Inc.	11,805	1,312,952
Xylem, Inc.	5,620	250,933

		4,272,493

MEDIA — 3.4%
CBS Corp. Class B	17,839	971,155
Comcast Corp. Class A	118,687	7,737,205
Discovery Communications, Inc. Class A (a) (b)	11,534	291,003

Discovery Communications, Inc. Class C (a)	18,403	438,912
Interpublic Group of Cos., Inc.	19,969	461,284
Omnicom Group, Inc. (b)	9,025	735,447
Scripps Networks Interactive, Inc. Class A (b)	3,808	237,124
TEGNA, Inc.	8,717	201,973
Twenty-First Century Fox, Inc. Class A	45,843	1,240,053
Twenty-First Century Fox, Inc. Class B	17,705	482,461
Walt Disney Co.	116,240	11,370,597

		24,167,214

MULTI-UTILITIES — 0.3%
Dominion Resources, Inc.	19,625	1,529,376
TECO Energy, Inc.	9,563	264,322

		1,793,698

MULTILINE RETAIL — 0.4%
Dollar General Corp.	11,916	1,120,104
Dollar Tree, Inc. (a)	18,200	1,715,168

		2,835,272

OIL, GAS & CONSUMABLE FUELS — 1.5%
Anadarko Petroleum Corp.	17,224	917,178
Apache Corp.	12,201	679,230
Cabot Oil & Gas Corp.	15,019	386,589
Cimarex Energy Co.	4,802	572,975
Concho Resources, Inc. (a)	6,415	765,117
Devon Energy Corp.	19,671	713,074
EOG Resources, Inc.	22,613	1,886,376
Newfield Exploration Co. (a)	9,328	412,111
Occidental Petroleum Corp.	24,252	1,832,481
Pioneer Natural Resources Co.	12,693	1,919,308
Tesoro Corp.	4,067	304,700
Williams Cos., Inc.	19,396	419,535

		10,808,674

PERSONAL PRODUCTS — 0.2%
Estee Lauder Cos., Inc. Class A	17,126	1,558,809

PHARMACEUTICALS — 5.6%
Allergan PLC (a)	30,606	7,072,740
Bristol-Myers Squibb Co.	77,554	5,704,097
Eli Lilly & Co.	46,680	3,676,050
Endo International PLC (a) (b)	5,481	85,449
Johnson & Johnson	104,689	12,698,776
Mylan NV (a)	16,560	716,054
Perrigo Co. PLC (b)	4,733	429,141
Pfizer, Inc.	244,862	8,621,591
Zoetis, Inc.	22,934	1,088,448

		40,092,346

PROFESSIONAL SERVICES — 0.5%
Dun & Bradstreet Corp. (b)	1,638	199,574
Equifax, Inc.	9,214	1,183,077
Nielsen Holdings PLC	18,801	977,088
Robert Half International, Inc.	5,742	219,115
Verisk Analytics, Inc. (a)	11,963	969,960

		3,548,814

See accompanying notes to financial statements.

SPDR S&P 500 Growth ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

REAL ESTATE INVESTMENT TRUSTS (REITS) — 4.8%
American Tower Corp. REIT	32,804	$3,726,862
Apartment Investment & Management Co. Class A REIT	6,465	285,494
AvalonBay Communities, Inc. REIT	10,580	1,908,526
Boston Properties, Inc. REIT	7,574	999,011
Crown Castle International Corp. REIT	25,836	2,620,546
Digital Realty Trust, Inc. REIT (b)	7,300	795,627
Equinix, Inc. REIT	5,316	2,061,173
Equity Residential REIT	28,307	1,949,786
Essex Property Trust, Inc. REIT	5,061	1,154,364
Extra Space Storage, Inc. REIT	9,699	897,545
Federal Realty Investment Trust REIT	3,600	595,980
General Growth Properties, Inc. REIT	27,363	815,965
Host Hotels & Resorts, Inc. REIT (b)	27,796	450,573
Iron Mountain, Inc. REIT	7,377	293,826
Kimco Realty Corp. REIT	32,149	1,008,836
Macerich Co. REIT	4,557	389,122
Prologis, Inc. REIT	40,605	1,991,269
Public Storage REIT	11,456	2,928,039
Realty Income Corp. REIT	14,041	973,884
Simon Property Group, Inc. REIT	14,866	3,224,435
SL Green Realty Corp. REIT	3,273	348,476
UDR, Inc. REIT	20,723	765,093
Ventas, Inc. REIT	11,991	873,185
Vornado Realty Trust REIT	6,706	671,405
Welltower, Inc. REIT	16,577	1,262,670
Weyerhaeuser Co. REIT	30,416	905,484

		33,897,176

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.1%
CBRE Group, Inc. Class A (a)	22,310	590,769

ROAD & RAIL — 0.4%
JB Hunt Transport Services, Inc.	4,102	331,975
Union Pacific Corp.	26,198	2,285,775

		2,617,750

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.2%
Analog Devices, Inc.	24,005	1,359,643
Applied Materials, Inc.	84,565	2,027,023
Broadcom, Ltd.	28,689	4,458,271
Intel Corp.	149,782	4,912,850
KLA-Tencor Corp.	5,956	436,277
Lam Research Corp.	12,329	1,036,376
Linear Technology Corp.	10,833	504,059
Microchip Technology, Inc. (b)	16,616	843,428
Micron Technology, Inc. (a)	38,331	527,435
NVIDIA Corp. (b)	39,615	1,862,301
Qorvo, Inc. (a)	10,014	553,374
Skyworks Solutions, Inc.	14,890	942,239
Texas Instruments, Inc.	49,028	3,071,604
Xilinx, Inc.	11,809	544,749

		23,079,629

SOFTWARE — 7.3%
Activision Blizzard, Inc.	39,261	1,555,913
Adobe Systems, Inc. (a)	38,588	3,696,345
Autodesk, Inc. (a)	10,759	582,492
Citrix Systems, Inc. (a)	11,902	953,231

Electronic Arts, Inc. (a)	23,929	1,812,861
Intuit, Inc.	19,890	2,219,923
Microsoft Corp.	610,480	31,238,262
Oracle Corp.	121,851	4,987,361
Red Hat, Inc. (a)	14,083	1,022,426
salesforce.com, Inc. (a)	49,448	3,926,666

		51,995,480

SPECIALTY RETAIL — 4.7%
Advance Auto Parts, Inc.	5,711	923,069
AutoZone, Inc. (a)	2,353	1,867,905
CarMax, Inc. (a) (b)	8,746	428,816
Foot Locker, Inc.	6,841	375,297
Home Depot, Inc.	96,566	12,330,512
L Brands, Inc.	19,631	1,317,829
Lowe’s Cos., Inc.	68,829	5,449,192
O’Reilly Automotive, Inc. (a)	7,536	2,043,010
Ross Stores, Inc.	31,407	1,780,463
Signet Jewelers, Ltd. (b)	6,153	507,069
TJX Cos., Inc.	51,834	4,003,140
Tractor Supply Co.	10,376	946,084
Ulta Salon Cosmetics & Fragrance, Inc. (a)	4,895	1,192,618

		33,165,004

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 5.9%
Apple, Inc.	425,346	40,663,078
Hewlett Packard Enterprise Co.	74,286	1,357,205

		42,020,283

TEXTILES,APPAREL & LUXURY GOODS — 1.2%
Hanesbrands, Inc.	30,286	761,087
Michael Kors Holdings, Ltd. (a) (b)	9,114	450,961
NIKE, Inc. Class B	103,397	5,707,514
Under Armour, Inc. Class A (a) (b)	14,116	566,475
Under Armour, Inc. Class C (a)	14,216	517,470
VF Corp.	13,335	819,969

		8,823,476

TOBACCO — 2.9%
Altria Group, Inc.	151,649	10,457,715
Philip Morris International, Inc.	66,209	6,734,780
Reynolds American, Inc.	64,051	3,454,270

		20,646,765

TRADING COMPANIES & DISTRIBUTORS — 0.2%
Fastenal Co. (b)	13,397	594,693
United Rentals, Inc. (a)	2,945	197,610
W.W. Grainger, Inc.	1,841	418,367

		1,210,670

WATER UTILITIES — 0.1%
American Water Works Co., Inc.	7,579	640,501

TOTAL COMMON STOCKS (Cost $606,409,946)		709,889,976

SHORT-TERM INVESTMENTS — 2.2%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (d) (e)	695,313	695,313

See accompanying notes to financial statements.

SPDR S&P 500 Growth ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

State Street Navigator Securities Lending Prime Portfolio (e) (f)	14,589,098	$14,589,098

TOTAL SHORT-TERM INVESTMENTS (Cost $15,284,411)		15,284,411

TOTAL INVESTMENTS — 102.0% (Cost $621,694,357)		725,174,387
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.0)%		(14,051,227)

NET ASSETS — 100.0%		$711,123,160

(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at June 30, 2016.
(c)	Amount is less than 0.05% of net assets.
(d)	The rate shown is the annualized seven-day yield at June 30, 2016.
(e)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(f)	Investment of cash collateral for securities loaned.

REIT = Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Aerospace & Defense	$20,862,913	$—	$—	$20,862,913
Air Freight & Logistics	3,943,175	—	—	3,943,175
Airlines	2,497,930	—	—	2,497,930
Auto Components	1,595,658	—	—	1,595,658
Banks	437,711	—	—	437,711
Beverages	20,615,723	—	—	20,615,723
Biotechnology	34,065,441	—	—	34,065,441
Building Products	2,003,106	—	—	2,003,106
Capital Markets	8,913,905	—	—	8,913,905
Chemicals	13,386,675	—	—	13,386,675
Commercial Services & Supplies	3,543,774	—	—	3,543,774
Communications Equipment	6,538,714	—	—	6,538,714
Construction Materials	2,198,573	—	—	2,198,573
Consumer Finance	681,928	—	—	681,928
Containers & Packaging	1,331,932	—	—	1,331,932
Distributors	748,120	—	—	748,120
Diversified Consumer Services	277,196	—	—	277,196
Diversified Financial Services	7,456,539	—	—	7,456,539
Diversified Telecommunication Services	7,517,537	—	—	7,517,537
Electrical Equipment.	2,238,785	—	—	2,238,785
Electronic Equipment, Instruments & Components	2,209,104	—	—	2,209,104
Food & Staples Retailing	10,490,465	—	—	10,490,465
Food Products	13,853,199	—	—	13,853,199
Gas Utilities	329,256	—	—	329,256
Health Care Equipment & Supplies	21,634,090	—	—	21,634,090
Health Care Providers & Services	18,826,785	—	—	18,826,785
Health Care Technology	1,372,471	—	—	1,372,471
Hotels, Restaurants & Leisure	16,759,375	—	—	16,759,375
Household Durables	4,675,279	—	—	4,675,279
Household Products	7,264,855	—	—	7,264,855
Industrial Conglomerates	21,543,800	—	—	21,543,800
Insurance	6,359,639	—	—	6,359,639
Internet & Catalog Retail	30,859,743	—	—	30,859,743
Internet Software & Services	55,799,537	—	—	55,799,537
IT Services.	42,222,468	—	—	42,222,468
Leisure Equipment & Products	729,957	—	—	729,957
Life Sciences Tools & Services	6,339,795	—	—	6,339,795
Machinery	4,272,493	—	—	4,272,493
Media	24,167,214	—	—	24,167,214

See accompanying notes to financial statements.

SPDR S&P 500 Growth ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Multi-Utilities	$1,793,698	$—	$—	$1,793,698
Multiline Retail	2,835,272	—	—	2,835,272
Oil, Gas & Consumable Fuels	10,808,674	—	—	10,808,674
Personal Products	1,558,809	—	—	1,558,809
Pharmaceuticals	40,092,346	—	—	40,092,346
Professional Services	3,548,814	—	—	3,548,814
Real Estate Investment Trusts (REITs)	33,897,176	—	—	33,897,176
Real Estate Management & Development	590,769	—	—	590,769
Road & Rail	2,617,750	—	—	2,617,750
Semiconductors & Semiconductor Equipment	23,079,629	—	—	23,079,629
Software	51,995,480	—	—	51,995,480
Specialty Retail	33,165,004	—	—	33,165,004
Technology Hardware, Storage & Peripherals	42,020,283	—	—	42,020,283
Textiles, Apparel & Luxury Goods	8,823,476	—	—	8,823,476
Tobacco	20,646,765	—	—	20,646,765
Trading Companies & Distributors	1,210,670	—	—	1,210,670
Water Utilities	640,501	—	—	640,501
Short-Term Investments	15,284,411	—	—	15,284,411

TOTAL INVESTMENTS	$725,174,387	$—	$—	$725,174,387

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	204,284	$204,284	28,091,529	27,600,500	695,313	$695,313	$3,491	$—
State Street Navigator Securities Lending Prime Portfolio	11,443,495	11,443,495	94,705,052	91,559,449	14,589,098	14,589,098	30,585	—

See accompanying notes to financial statements.

SPDR S&P 500 Value ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.8%
AEROSPACE & DEFENSE — 2.3%
General Dynamics Corp.	4,343	$604,719
Honeywell International, Inc.	9,931	1,155,174
L-3 Communications Holdings, Inc.	2,081	305,262
Lockheed Martin Corp.	2,948	731,605
Raytheon Co.	3,582	486,973
Textron, Inc.	7,362	269,155
United Technologies Corp.	21,060	2,159,703

		5,712,591

AIR FREIGHT & LOGISTICS — 0.9%
C.H. Robinson Worldwide, Inc. (a)	2,023	150,208
Expeditors International of Washington, Inc. (a)	1,851	90,773
FedEx Corp.	6,727	1,021,024
United Parcel Service, Inc. Class B	8,661	932,963

		2,194,968

AIRLINES — 0.6%
American Airlines Group, Inc. (a)	15,691	444,212
Delta Air Lines, Inc.	21,097	768,564
United Continental Holdings, Inc. (b)	9,010	369,770

		1,582,546

AUTO COMPONENTS — 0.4%
BorgWarner, Inc. (a)	6,038	178,242
Goodyear Tire & Rubber Co.	3,792	97,302
Johnson Controls, Inc.	17,711	783,889

		1,059,433

AUTOMOBILES — 1.1%
Ford Motor Co.	105,938	1,331,640
General Motors Co.	37,949	1,073,957
Harley-Davidson, Inc. (a)	5,156	233,567

		2,639,164

BANKS — 10.4%
Bank of America Corp.	278,656	3,697,765
BB&T Corp.	21,942	781,355
Citigroup, Inc.	79,861	3,385,308
Citizens Financial Group, Inc.	11,132	222,417
Comerica, Inc.	4,687	192,776
Fifth Third Bancorp	21,252	373,823
Huntington Bancshares, Inc.	10,908	97,518
JPMorgan Chase & Co.	99,161	6,161,865
KeyCorp	22,408	247,608
M&T Bank Corp.	4,253	502,832
People’s United Financial, Inc. (a)	8,658	126,926
PNC Financial Services Group, Inc.	13,599	1,106,823
Regions Financial Corp.	34,936	297,305
SunTrust Banks, Inc.	13,628	559,838
US Bancorp	43,975	1,773,512
Wells Fargo & Co.	125,506	5,940,199
Zions Bancorp (a)	5,745	144,372

		25,612,242

BEVERAGES — 1.8%
Coca-Cola Co.	50,680	2,297,325
Molson Coors Brewing Co. Class B	2,224	224,913
PepsiCo, Inc.	17,584	1,862,849

		4,385,087

BIOTECHNOLOGY — 1.0%
AbbVie, Inc.	19,711	1,220,308
Amgen, Inc.	6,286	956,415
Vertex Pharmaceuticals, Inc. (b)	3,258	280,253

		2,456,976

CAPITAL MARKETS — 2.3%
Affiliated Managers Group, Inc. (b)	621	87,418
Ameriprise Financial, Inc.	2,449	220,043
Bank of New York Mellon Corp.	29,290	1,137,916
BlackRock, Inc.	1,353	463,443
Franklin Resources, Inc.	10,110	337,371
Goldman Sachs Group, Inc.	10,470	1,555,633
Invesco, Ltd.	11,390	290,901
Legg Mason, Inc.	2,878	84,872
Morgan Stanley	22,183	576,314
Northern Trust Corp.	2,223	147,296
State Street Corp. (c)	10,766	580,503
T Rowe Price Group, Inc.	2,381	173,741

		5,655,451

CHEMICALS — 2.2%
Air Products & Chemicals, Inc.	2,679	380,525
Albemarle Corp.	3,000	237,930
CF Industries Holdings, Inc.	6,241	150,408
Dow Chemical Co.	30,388	1,510,588
E.I. du Pont de Nemours & Co.	13,112	849,658
Eastman Chemical Co.	4,159	282,396
FMC Corp.	3,742	173,292
LyondellBasell Industries NV Class A	4,384	326,257
Monsanto Co.	5,864	606,396
Mosaic Co. (a)	9,746	255,150
PPG Industries, Inc.	2,920	304,118
Praxair, Inc.	4,041	454,168

		5,530,886

COMMERCIAL SERVICES & SUPPLIES — 0.4%
Pitney Bowes, Inc.	5,606	99,787
Republic Services, Inc.	3,426	175,788
Tyco International PLC	6,238	265,739
Waste Management, Inc.	5,239	347,188

		888,502

COMMUNICATIONS EQUIPMENT — 1.1%
Cisco Systems, Inc.	80,805	2,318,295
F5 Networks, Inc. (a) (b)	639	72,744
Harris Corp.	1,466	122,323
Motorola Solutions, Inc.	1,751	115,514

		2,628,876

CONSTRUCTION & ENGINEERING — 0.2%
Fluor Corp.	3,798	187,165
Jacobs Engineering Group, Inc. (b)	3,443	171,496
Quanta Services, Inc. (b)	4,275	98,838

		457,499

CONSUMER FINANCE — 1.3%
American Express Co.	22,076	1,341,338
Capital One Financial Corp.	13,767	874,342
Discover Financial Services	11,225	601,548
Navient Corp.	9,689	115,783
Synchrony Financial (b)	12,899	326,087

		3,259,098

See accompanying notes to financial statements.

SPDR S&P 500 Value ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

CONTAINERS & PACKAGING — 0.4%
Ball Corp. (a)	1,758	$127,086
International Paper Co.	11,069	469,104
Owens-Illinois, Inc. (b)	4,624	83,278
Sealed Air Corp.	2,196	100,950
WestRock Co.	6,838	265,793

		1,046,211

DISTRIBUTORS — 0.2%
Genuine Parts Co.	4,009	405,911

DIVERSIFIED CONSUMER SERVICES — 0.0% (d)
H&R Block, Inc. (a)	2,098	48,254

DIVERSIFIED FINANCIAL SERVICES — 3.3%
Berkshire Hathaway, Inc. Class B (b)	50,764	7,350,120
CME Group, Inc.	4,431	431,579
Leucadia National Corp.	8,947	155,051
Nasdaq, Inc.	1,195	77,281

		8,014,031

DIVERSIFIED TELECOMMUNICATION SERVICES — 4.8%
AT&T, Inc.	167,058	7,218,576
CenturyLink, Inc.	14,737	427,521
Frontier Communications Corp. (a)	31,271	154,479
Level 3 Communications, Inc. (b)	4,582	235,927
Verizon Communications, Inc.	66,218	3,697,613

		11,734,116

ELECTRIC UTILITIES — 4.5%
Alliant Energy Corp.	6,200	246,140
American Electric Power Co., Inc.	13,438	941,869
Duke Energy Corp. (a)	18,609	1,596,466
Edison International	8,882	689,865
Entergy Corp.	4,819	392,026
Eversource Energy	8,463	506,934
Exelon Corp.	25,116	913,218
FirstEnergy Corp.	11,362	396,647
NextEra Energy, Inc.	12,570	1,639,128
PG&E Corp.	13,467	860,811
Pinnacle West Capital Corp.	3,153	255,582
PPL Corp.	18,474	697,394
Southern Co.	24,594	1,318,976
Xcel Energy, Inc.	13,613	609,590

		11,064,646

ELECTRICAL EQUIPMENT — 0.8%
Eaton Corp. PLC	12,416	741,608
Emerson Electric Co.	17,504	913,009
Rockwell Automation, Inc. (a)	1,875	215,287

		1,869,904

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.4%
Corning, Inc.	29,118	596,336
FLIR Systems, Inc.	2,125	65,769
TE Connectivity, Ltd.	5,681	324,442

		986,547

ENERGY EQUIPMENT & SERVICES — 2.2%
Baker Hughes, Inc.	11,687	527,434
Diamond Offshore Drilling, Inc.	1,977	48,100
FMC Technologies, Inc. (b)	6,133	163,567

Halliburton Co.	23,416	1,060,511
Helmerich & Payne, Inc. (a)	3,019	202,666
National Oilwell Varco, Inc. (a)	10,106	340,067
Schlumberger, Ltd.	37,779	2,987,563
Transocean, Ltd. (a)	9,667	114,941

		5,444,849

FOOD & STAPLES RETAILING — 3.2%
Costco Wholesale Corp.	6,659	1,045,729
CVS Health Corp.	15,686	1,501,777
Kroger Co.	14,096	518,592
Sysco Corp.	14,036	712,187
Wal-Mart Stores, Inc.	41,388	3,022,152
Walgreens Boots Alliance, Inc.	10,023	834,615
Whole Foods Market, Inc. (a)	8,649	276,941

		7,911,993

FOOD PRODUCTS — 1.8%
Archer-Daniels-Midland Co.	15,982	685,468
ConAgra Foods, Inc.	5,011	239,576
General Mills, Inc.	6,117	436,265
Hershey Co.	1,772	201,104
J.M. Smucker Co.	1,344	204,839
Kellogg Co.	2,985	243,725
Kraft Heinz Co.	16,214	1,434,615
McCormick & Co., Inc.	1,031	109,977
Mead Johnson Nutrition Co.	2,660	241,395
Tyson Foods, Inc. Class A	7,879	526,238

		4,323,202

GAS UTILITIES — 0.0% (d)
AGL Resources, Inc.	1,444	95,261

HEALTH CARE EQUIPMENT & SUPPLIES — 1.8%
Abbott Laboratories	23,125	909,044
Baxter International, Inc.	14,618	661,026
DENTSPLY SIRONA, Inc.	3,072	190,587
Intuitive Surgical, Inc. (b)	321	212,313
Medtronic PLC	16,724	1,451,141
St. Jude Medical, Inc.	3,673	286,494
Stryker Corp. (a)	3,198	383,216
Varian Medical Systems, Inc. (b)	1,195	98,265
Zimmer Biomet Holdings, Inc.	2,813	338,629

		4,530,715

HEALTH CARE PROVIDERS & SERVICES — 2.9%
Anthem, Inc.	7,013	921,087
Cardinal Health, Inc.	8,835	689,218
DaVita HealthCare Partners, Inc. (b)	1,387	107,243
Express Scripts Holding Co. (b)	17,151	1,300,046
HCA Holdings, Inc. (b)	4,697	361,716
Henry Schein, Inc. (a) (b)	662	117,042
Humana, Inc.	2,126	382,425
McKesson Corp.	6,101	1,138,752
Patterson Cos., Inc. (a)	992	47,507
Quest Diagnostics, Inc.	3,862	314,405
UnitedHealth Group, Inc.	11,089	1,565,767
Universal Health Services, Inc. Class B	932	124,981

		7,070,189

HOTELS, RESTAURANTS & LEISURE — 1.1%
Carnival Corp.	11,878	525,007

See accompanying notes to financial statements.

SPDR S&P 500 Value ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Darden Restaurants, Inc. (a)	3,243	$205,412
Marriott International, Inc. Class A	1,708	113,514
McDonald’s Corp.	8,029	966,210
Royal Caribbean Cruises, Ltd.	1,557	104,552
Starwood Hotels & Resorts Worldwide, Inc.	2,412	178,367
Wynn Resorts, Ltd.	1,490	135,054
Yum! Brands, Inc.	5,242	434,667

		2,662,783

HOUSEHOLD DURABLES — 0.3%
Garmin, Ltd.	3,183	135,023
Harman International Industries, Inc.	851	61,119
Leggett & Platt, Inc.	1,385	70,787
PulteGroup, Inc. (a)	8,548	166,601
Whirlpool Corp.	2,071	345,111

		778,641

HOUSEHOLD PRODUCTS — 3.0%
Colgate-Palmolive Co.	11,069	810,251
Kimberly-Clark Corp.	4,469	614,398
Procter & Gamble Co.	71,838	6,082,523

		7,507,172

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.1%
AES Corp.	18,336	228,833
NRG Energy, Inc.	8,254	123,728

		352,561

INDUSTRIAL CONGLOMERATES — 2.2%
3M Co.	6,908	1,209,729
Danaher Corp.	5,474	552,874
General Electric Co.	112,173	3,531,206

		5,293,809

INSURANCE — 4.4%
Aflac, Inc.	11,228	810,213
Allstate Corp.	10,141	709,363
American International Group, Inc.	30,291	1,602,091
Aon PLC	2,808	306,718
Arthur J Gallagher & Co.	2,246	106,910
Assurant, Inc.	926	79,923
Chubb, Ltd.	12,557	1,641,325
Cincinnati Financial Corp.	1,846	138,247
Hartford Financial Services Group, Inc.	10,691	474,467
Lincoln National Corp.	6,585	255,300
Loews Corp.	7,521	309,038
Marsh & McLennan Cos., Inc.	6,679	457,244
MetLife, Inc.	29,771	1,185,779
Principal Financial Group, Inc.	7,254	298,212
Progressive Corp.	8,458	283,343
Prudential Financial, Inc.	11,986	855,081
Torchmark Corp.	1,415	87,475
Travelers Cos., Inc.	7,946	945,892
Unum Group	6,504	206,762
Willis Towers Watson PLC	1,457	181,120

		10,934,503

INTERNET SOFTWARE & SERVICES — 0.4%
Yahoo!, Inc. (b)	23,838	895,355

IT SERVICES — 1.4%
Automatic Data Processing, Inc.	5,012	460,453
CSRA, Inc.	2,072	48,547
Fidelity National Information Services, Inc.	3,240	238,723
International Business Machines Corp.	14,583	2,213,408
Teradata Corp. (b)	1,905	47,758
Western Union Co. (a)	6,796	130,347
Xerox Corp.	25,509	242,080

		3,381,316

LEISURE EQUIPMENT & PRODUCTS — 0.1%
Mattel, Inc. (a)	9,565	299,289

LIFE SCIENCES TOOLS & SERVICES — 0.3%
Agilent Technologies, Inc.	5,633	249,880
Thermo Fisher Scientific, Inc.	3,624	535,482

		785,362

MACHINERY — 1.9%
Caterpillar, Inc. (a)	15,864	1,202,650
Cummins, Inc.	4,359	490,126
Deere & Co. (a)	8,030	650,751
Dover Corp.	4,381	303,691
Flowserve Corp.	3,441	155,430
Illinois Tool Works, Inc.	3,877	403,828
Ingersoll-Rand PLC	6,962	443,340
PACCAR, Inc. (a)	9,489	492,194
Parker-Hannifin Corp.	3,669	396,436
Pentair PLC	1,826	106,438
Xylem, Inc.	2,805	125,243

		4,770,127

MEDIA — 2.0%
CBS Corp. Class B	5,202	283,197
Comcast Corp. Class A	24,224	1,579,162
Interpublic Group of Cos., Inc.	3,927	90,714
News Corp. Class A	10,865	123,318
News Corp. Class B	3,041	35,488
Omnicom Group, Inc. (a)	3,335	271,769
Scripps Networks Interactive, Inc. Class A (a)	1,173	73,043
TEGNA, Inc. (a)	2,944	68,212
Time Warner, Inc.	21,417	1,575,006
Twenty-First Century Fox, Inc. Class A	14,041	379,809
Twenty-First Century Fox, Inc. Class B	5,243	142,872
Viacom, Inc. Class B	9,274	384,593

		5,007,183

METALS & MINING — 0.7%
Alcoa, Inc. (a)	35,058	324,988
Freeport-McMoRan, Inc. (a)	34,270	381,768
Newmont Mining Corp.	14,147	553,430
Nucor Corp.	8,574	423,641

		1,683,827

MULTI-UTILITIES — 2.2%
Ameren Corp.	6,498	348,163
CenterPoint Energy, Inc.	11,478	275,472
CMS Energy Corp.	7,775	356,562
Consolidated Edison, Inc.	7,866	632,741
Dominion Resources, Inc.	9,445	736,049

See accompanying notes to financial statements.

SPDR S&P 500 Value ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

DTE Energy Co.	4,795	$475,280
NiSource, Inc.	8,581	227,568
Public Service Enterprise Group, Inc.	13,587	633,290
SCANA Corp. (a)	3,803	287,735
Sempra Energy	6,296	717,870
TECO Energy, Inc.	2,979	82,340
WEC Energy Group, Inc. (a)	8,461	552,503

		5,325,573

MULTILINE RETAIL — 0.8%
Dollar General Corp.	3,613	339,622
Kohl’s Corp. (a)	5,130	194,530
Macy’s, Inc.	8,401	282,358
Nordstrom, Inc. (a)	3,621	137,779
Target Corp.	15,953	1,113,838

		2,068,127

OIL, GAS & CONSUMABLE FUELS — 11.0%
Anadarko Petroleum Corp.	7,631	406,351
Apache Corp.	5,828	324,445
Cabot Oil & Gas Corp.	7,412	190,785
Chesapeake Energy Corp. (b)	14,568	62,351
Chevron Corp.	51,057	5,352,305
Cimarex Energy Co.	922	110,013
Columbia Pipeline Group, Inc.	11,102	282,990
Concho Resources, Inc. (b)	1,226	146,225
ConocoPhillips	33,543	1,462,475
Devon Energy Corp.	6,884	249,545
EOG Resources, Inc.	6,928	577,934
EQT Corp.	4,733	366,476
Exxon Mobil Corp.	112,459	10,541,907
Hess Corp.	7,186	431,879
Kinder Morgan, Inc.	49,026	917,767
Marathon Oil Corp.	22,733	341,222
Marathon Petroleum Corp.	14,230	540,171
Murphy Oil Corp. (a)	4,200	133,350
Newfield Exploration Co. (b)	2,223	98,212
Noble Energy, Inc.	11,419	409,599
Occidental Petroleum Corp.	12,099	914,200
ONEOK, Inc.	5,872	278,626
Phillips 66	12,697	1,007,380
Range Resources Corp.	4,580	197,581
Southwestern Energy Co. (b)	10,948	137,726
Spectra Energy Corp.	18,006	659,560
Tesoro Corp.	1,781	133,432
Valero Energy Corp.	12,622	643,722
Williams Cos., Inc.	11,511	248,983

		27,167,212

PHARMACEUTICALS — 6.0%
Bristol-Myers Squibb Co.	18,199	1,338,537
Eli Lilly & Co.	10,085	794,194
Endo International PLC (a) (b)	3,693	57,574
Johnson & Johnson	38,134	4,625,654
Mallinckrodt PLC (b)	3,090	187,810
Merck & Co., Inc.	75,110	4,327,087
Mylan NV (b)	5,541	239,593
Perrigo Co. PLC (a)	2,300	208,541
Pfizer, Inc.	78,977	2,780,780
Zoetis, Inc.	4,265	202,417

		14,762,187

PROFESSIONAL SERVICES — 0.1%
Dun & Bradstreet Corp. (a)	417	50,807
Nielsen Holdings PLC	3,198	166,200
Robert Half International, Inc.	1,596	60,904

		277,911

REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.6%
Apartment Investment & Management Co. Class A REIT	1,919	84,743
Boston Properties, Inc. REIT	1,491	196,663
Digital Realty Trust, Inc. REIT (a)	1,428	155,638
Federal Realty Investment Trust REIT	613	101,482
General Growth Properties, Inc. REIT	6,076	181,186
HCP, Inc. REIT	12,486	441,755
Host Hotels & Resorts, Inc. REIT (a)	10,447	169,346
Iron Mountain, Inc. REIT	4,110	163,701
Macerich Co. REIT	1,915	163,522
Realty Income Corp. REIT	1,915	132,824
Simon Property Group, Inc. REIT	3,195	692,996
SL Green Realty Corp. REIT	1,570	167,158
Ventas, Inc. REIT	4,799	349,463
Vornado Realty Trust REIT	2,417	241,990
Welltower, Inc. REIT	3,835	292,112
Weyerhaeuser Co. REIT	10,156	302,344

		3,836,923

ROAD & RAIL — 1.2%
CSX Corp.	26,105	680,818
JB Hunt Transport Services, Inc. (a)	960	77,693
Kansas City Southern	2,949	265,675
Norfolk Southern Corp.	8,034	683,934
Ryder System, Inc.	1,546	94,523
Union Pacific Corp.	13,744	1,199,164

		3,001,807

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.4%
First Solar, Inc. (a) (b)	2,083	100,984
Intel Corp.	75,806	2,486,437
KLA-Tencor Corp.	1,931	141,446
Linear Technology Corp. (a)	2,911	135,449
Micron Technology, Inc. (b)	15,120	208,051
QUALCOMM, Inc.	39,782	2,131,122
Texas Instruments, Inc.	10,051	629,695
Xilinx, Inc.	2,709	124,966

		5,958,150

SOFTWARE — 1.0%
Autodesk, Inc. (b)	2,342	126,796
CA, Inc.	8,298	272,423
Oracle Corp.	42,054	1,721,270
Symantec Corp.	16,518	339,280

		2,459,769

SPECIALTY RETAIL — 0.5%
AutoNation, Inc. (a) (b)	2,072	97,343
Bed Bath & Beyond, Inc. (a)	4,423	191,162
Best Buy Co., Inc. (a)	7,989	244,463
CarMax, Inc. (a) (b)	2,327	114,093
Foot Locker, Inc.	1,327	72,799
Gap, Inc.	6,179	131,118

See accompanying notes to financial statements.

SPDR S&P 500 Value ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Staples, Inc.	17,972	$154,919
Tiffany & Co. (a)	2,964	179,737
Urban Outfitters, Inc. (a) (b)	2,254	61,985

		1,247,619

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 1.3%
EMC Corp.	53,006	1,440,173
Hewlett Packard Enterprise Co. (a)	20,165	368,415
HP, Inc.	46,319	581,303
NetApp, Inc.	7,780	191,310
Seagate Technology PLC (a)	7,993	194,710
Western Digital Corp. (a)	7,832	370,140

		3,146,051

TEXTILES, APPAREL & LUXURY GOODS — 0.4%
Coach, Inc. (a)	7,714	314,268
Michael Kors Holdings, Ltd. (a) (b)	1,702	84,215
PVH Corp.	2,286	215,410
Ralph Lauren Corp. (a)	1,534	137,477
VF Corp.	4,476	275,229

		1,026,599

TOBACCO — 0.8%
Philip Morris International, Inc.	18,859	1,918,337

TRADING COMPANIES & DISTRIBUTORS — 0.2%
Fastenal Co. (a)	3,244	144,001
United Rentals, Inc. (b)	1,490	99,979
W.W. Grainger, Inc. (a)	939	213,388

		457,368

WATER UTILITIES — 0.1%
American Water Works Co., Inc.	2,145	181,274

TOTAL COMMON STOCKS (Cost $233,835,680)		245,795,983

SHORT-TERM INVESTMENTS — 2.4%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (e) (f)	439,129	439,129
State Street Navigator Securities Lending Prime Portfolio (f) (g)	5,410,163	5,410,163

TOTAL SHORT-TERM INVESTMENTS (Cost $5,849,292)		5,849,292

TOTAL INVESTMENTS — 102.2% (Cost $239,684,972)		251,645,275
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.2)%		(5,337,229)

NET ASSETS — 100.0%		$246,308,046

(a)	All or a portion of the shares of the security are on loan at June 30, 2016.
(b)	Non-income producing security.
(c)	The Fund invested in an affiliated entity, State Street Corp. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(d)	Amount shown represents less than 0.05% of net assets.
(e)	The rate shown is the annualized seven-day yield at June 30, 2016.
(f)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(g)	Investment of cash collateral for securities loaned.

REIT = Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Aerospace & Defense	$5,712,591	$—	$—	$5,712,591
Air Freight & Logistics	2,194,968	—	—	2,194,968
Airlines	1,582,546	—	—	1,582,546
Auto Components	1,059,433	—	—	1,059,433
Automobiles	2,639,164	—	—	2,639,164
Banks	25,612,242	—	—	25,612,242
Beverages	4,385,087	—	—	4,385,087
Biotechnology	2,456,976	—	—	2,456,976
Capital Markets	5,655,451	—	—	5,655,451
Chemicals	5,530,886	—	—	5,530,886
Commercial Services & Supplies	888,502	—	—	888,502
Communications Equipment	2,628,876	—	—	2,628,876
Construction & Engineering	457,499	—	—	457,499
Consumer Finance	3,259,098	—	—	3,259,098
Containers & Packaging	1,046,211	—	—	1,046,211

See accompanying notes to financial statements.

SPDR S&P 500 Value ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Distributors	$405,911	$—	$—	$405,911
Diversified Consumer Services	48,254	—	—	48,254
Diversified Financial Services	8,014,031	—	—	8,014,031
Diversified Telecommunication Services	11,734,116	—	—	11,734,116
Electric Utilities	11,064,646	—	—	11,064,646
Electrical Equipment	1,869,904	—	—	1,869,904
Electronic Equipment, Instruments & Components	986,547	—	—	986,547
Energy Equipment & Services	5,444,849	—	—	5,444,849
Food & Staples Retailing	7,911,993	—	—	7,911,993
Food Products	4,323,202	—	—	4,323,202
Gas Utilities	95,261	—	—	95,261
Health Care Equipment & Supplies	4,530,715	—	—	4,530,715
Health Care Providers & Services	7,070,189	—	—	7,070,189
Hotels, Restaurants & Leisure	2,662,783	—	—	2,662,783
Household Durables	778,641	—	—	778,641
Household Products	7,507,172	—	—	7,507,172
Independent Power Producers & Energy Traders	352,561	—	—	352,561
Industrial Conglomerates	5,293,809	—	—	5,293,809
Insurance	10,934,503	—	—	10,934,503
Internet Software & Services	895,355	—	—	895,355
IT Services	3,381,316	—	—	3,381,316
Leisure Equipment & Products	299,289	—	—	299,289
Life Sciences Tools & Services	785,362	—	—	785,362
Machinery	4,770,127	—	—	4,770,127
Media	5,007,183	—	—	5,007,183
Metals & Mining	1,683,827	—	—	1,683,827
Multi-Utilities	5,325,573	—	—	5,325,573
Multiline Retail	2,068,127	—	—	2,068,127
Oil, Gas & Consumable Fuels	27,167,212	—	—	27,167,212
Pharmaceuticals	14,762,187	—	—	14,762,187
Professional Services	277,911	—	—	277,911
Real Estate Investment Trusts (REITs)	3,836,923	—	—	3,836,923
Road & Rail	3,001,807	—	—	3,001,807
Semiconductors & Semiconductor Equipment	5,958,150	—	—	5,958,150
Software	2,459,769	—	—	2,459,769
Specialty Retail	1,247,619	—	—	1,247,619
Technology Hardware, Storage & Peripherals	3,146,051	—	—	3,146,051
Textiles, Apparel & Luxury Goods	1,026,599	—	—	1,026,599
Tobacco	1,918,337	—	—	1,918,337
Trading Companies & Distributors	457,368	—	—	457,368
Water Utilities	181,274	—	—	181,274
Short-Term Investments	5,849,292	—	—	5,849,292

TOTAL INVESTMENTS	$251,645,275	$—	$—	$251,645,275

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Corp.	11,102	$854,854	904	1,240	10,766	$580,503	$14,271	$(5,795)
State Street Institutional Liquid Reserves Fund, Premier Class	257,471	257,471	11,327,914	11,146,256	439,129	439,129	1,950	—
State Street Navigator Securities Lending Prime Portfolio	6,763,812	6,763,812	61,621,588	62,975,237	5,410,163	5,410,163	24,283	—

See accompanying notes to financial statements.

SPDR S&P 500 High Dividend ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 100.9%
AUTOMOBILES — 2.2%
Ford Motor Co.	29,125	$366,101
General Motors Co.	12,076	341,751

		707,852

BANKS — 1.2%
People’s United Financial, Inc.	25,364	371,836

BIOTECHNOLOGY — 1.2%
AbbVie, Inc.	6,010	372,079

CHEMICALS — 3.5%
Dow Chemical Co.	8,181	406,678
LyondellBasell Industries NV Class A	4,505	335,262
Mosaic Co.	14,825	388,118

		1,130,058

COMMERCIAL SERVICES & SUPPLIES — 1.0%
Pitney Bowes, Inc.	18,878	336,028

CONSUMER FINANCE — 1.4%
Navient Corp.	38,266	457,279

CONTAINERS & PACKAGING — 1.3%
International Paper Co.	9,700	411,086

DIVERSIFIED FINANCIAL SERVICES — 1.3%
CME Group, Inc.	4,171	406,255

DIVERSIFIED TELECOMMUNICATION SERVICES — 5.3%
AT&T, Inc.	10,062	434,779
CenturyLink, Inc.	14,856	430,973
Frontier Communications Corp.	81,096	400,614
Verizon Communications, Inc.	7,517	419,749

		1,686,115

ELECTRIC UTILITIES — 14.5%
American Electric Power Co., Inc.	6,041	423,414
Duke Energy Corp.	4,899	420,285
Entergy Corp.	5,144	418,464
Eversource Energy	6,855	410,615
Exelon Corp.	12,614	458,645
FirstEnergy Corp.	10,954	382,404
PG&E Corp.	6,753	431,652
Pinnacle West Capital Corp.	5,516	447,127
PPL Corp.	10,396	392,449
Southern Co.	7,467	400,455
Xcel Energy, Inc.	9,653	432,261

		4,617,771

ELECTRICAL EQUIPMENT — 2.7%
Eaton Corp. PLC	7,289	435,372
Emerson Electric Co.	8,190	427,190

		862,562

ENERGY EQUIPMENT & SERVICES — 2.8%
Helmerich & Payne, Inc.	7,518	504,684
National Oilwell Varco, Inc.	11,322	380,985

		885,669

HOUSEHOLD DURABLES — 1.4%
Garmin, Ltd.	10,449	443,247

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 3.2%
AES Corp.	38,558	481,204

NRG Energy, Inc.	35,607	533,749

		1,014,953

LEISURE EQUIPMENT & PRODUCTS — 1.3%
Mattel, Inc.	13,475	421,633

MACHINERY — 4.1%
Caterpillar, Inc.	5,798	439,546
Cummins, Inc.	4,092	460,105
PACCAR, Inc.	7,599	394,160

		1,293,811

MULTI-UTILITIES — 13.3%
Ameren Corp.	8,232	441,070
CenterPoint Energy, Inc.	19,886	477,264
CMS Energy Corp.	9,674	443,650
Consolidated Edison, Inc.	5,202	418,449
Dominion Resources, Inc.	5,069	395,027
DTE Energy Co.	4,347	430,875
Public Service Enterprise Group, Inc.	8,868	413,337
SCANA Corp.	5,780	437,315
TECO Energy, Inc.	12,923	357,192
WEC Energy Group, Inc.	6,594	430,588

		4,244,767

MULTILINE RETAIL — 0.9%
Macy’s, Inc.	8,551	287,399

OIL, GAS & CONSUMABLE FUELS — 12.1%
Chevron Corp.	4,232	443,640
ConocoPhillips	9,386	409,230
Kinder Morgan, Inc.	23,050	431,496
Murphy Oil Corp.	20,101	638,207
Occidental Petroleum Corp.	5,544	418,905
ONEOK, Inc.	14,087	668,428
Spectra Energy Corp.	12,909	472,857
Williams Cos., Inc.	17,912	387,436

		3,870,199

PHARMACEUTICALS — 2.5%
Merck & Co., Inc.	6,886	396,702
Pfizer, Inc.	11,514	405,408

		802,110

REAL ESTATE INVESTMENT TRUSTS (REITS) — 14.8%
Crown Castle International Corp. REIT	4,332	439,395
HCP, Inc. REIT	9,567	338,480
Host Hotels & Resorts, Inc. REIT	25,622	415,333
Iron Mountain, Inc. REIT	13,860	552,044
Kimco Realty Corp. REIT	13,302	417,417
Macerich Co. REIT	4,493	383,657
Prologis, Inc. REIT	9,162	449,304
Realty Income Corp. REIT	6,543	453,823
Ventas, Inc. REIT	6,371	463,936
Welltower, Inc. REIT	5,219	397,531
Weyerhaeuser Co. REIT	13,910	414,101

		4,725,021

SOFTWARE — 1.4%
CA, Inc.	13,228	434,275

SPECIALTY RETAIL — 1.1%
Staples, Inc.	39,683	342,068

See accompanying notes to financial statements.

SPDR S&P 500 High Dividend ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 2.4%
HP, Inc.	36,080	$452,804
Seagate Technology PLC	12,659	308,373

		761,177

TEXTILES, APPAREL & LUXURY GOODS — 1.4%
Coach, Inc.	10,903	444,188

TOBACCO — 2.6%
Altria Group, Inc.	6,067	418,380
Philip Morris International, Inc.	4,070	414,001

		832,381

TOTAL COMMON STOCKS (Cost $30,189,979)		32,161,819

SHORT-TERM INVESTMENT — 0.2%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (a) (b) (Cost $66,821)	66,821	66,821

TOTAL INVESTMENTS — 101.1% (Cost $30,256,800)		32,228,640
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.1)%		(362,935)

NET ASSETS — 100.0%		$31,865,705

(a)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(b)	The rate shown is the annualized seven-day yield at June 30, 2016.

REIT = Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Automobiles	$707,852	$—	$—	$707,852
Banks	371,836	—	—	371,836
Biotechnology	372,079	—	—	372,079
Chemicals	1,130,058	—	—	1,130,058
Commercial Services & Supplies	336,028	—	—	336,028
Consumer Finance	457,279	—	—	457,279
Containers & Packaging	411,086	—	—	411,086
Diversified Financial Services	406,255	—	—	406,255
Diversified Telecommunication Services	1,686,115	—	—	1,686,115
Electric Utilities	4,617,771	—	—	4,617,771
Electrical Equipment.	862,562	—	—	862,562
Energy Equipment & Services	885,669	—	—	885,669
Household Durables	443,247	—	—	443,247
Independent Power Producers & Energy Traders	1,014,953	—	—	1,014,953
Leisure Equipment & Products	421,633	—	—	421,633
Machinery	1,293,811	—	—	1,293,811
Multi-Utilities	4,244,767	—	—	4,244,767
Multiline Retail	287,399	—	—	287,399
Oil, Gas & Consumable Fuels	3,870,199	—	—	3,870,199
Pharmaceuticals	802,110	—	—	802,110
Real Estate Investment Trusts (REITs)	4,725,021	—	—	4,725,021
Software	434,275	—	—	434,275
Specialty Retail	342,068	—	—	342,068

See accompanying notes to financial statements.

SPDR S&P 500 High Dividend ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Technology Hardware, Storage & Peripherals	$761,177	$—	$—	$761,177
Textiles, Apparel & Luxury Goods	444,188	—	—	444,188
Tobacco	832,381	—	—	832,381
Short-Term Investment	66,821	—	—	66,821

TOTAL INVESTMENTS	$32,228,640	$—	$—	$32,228,640

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	—	$—	759,194	692,373	66,821	$66,821	$120	$—

See accompanying notes to financial statements.

SPDR S&P 500 Fossil Fuel Free ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.7%
AEROSPACE & DEFENSE — 2.7%
Boeing Co.	3,492	$453,506
General Dynamics Corp.	1,667	232,113
Honeywell International, Inc.	4,448	517,391
L-3 Communications Holdings, Inc.	464	68,064
Lockheed Martin Corp.	1,533	380,445
Northrop Grumman Corp.	1,055	234,506
Raytheon Co.	1,760	239,272
Rockwell Collins, Inc.	760	64,706
Textron, Inc.	1,593	58,240
United Technologies Corp.	4,543	465,885

		2,714,128

AIR FREIGHT & LOGISTICS — 0.8%
C.H. Robinson Worldwide, Inc.	838	62,221
Expeditors International of Washington, Inc.	1,080	52,963
FedEx Corp.	1,451	220,233
United Parcel Service, Inc. Class B	4,044	435,620

		771,037

AIRLINES — 0.5%
Alaska Air Group, Inc.	726	42,319
American Airlines Group, Inc.	3,485	98,660
Delta Air Lines, Inc.	4,581	166,886
Southwest Airlines Co.	3,788	148,527
United Continental Holdings, Inc. (a)	2,048	84,050

		540,442

AUTO COMPONENTS — 0.3%
BorgWarner, Inc.	1,307	38,583
Delphi Automotive PLC	1,633	102,226
Goodyear Tire & Rubber Co.	1,560	40,030
Johnson Controls, Inc.	3,798	168,099

		348,938

AUTOMOBILES — 0.6%
Ford Motor Co.	23,075	290,053
General Motors Co.	8,221	232,654
Harley-Davidson, Inc.	1,107	50,147

		572,854

BANKS — 5.5%
Bank of America Corp.	60,049	796,850
BB&T Corp.	4,798	170,857
Citigroup, Inc.	17,181	728,303
Citizens Financial Group, Inc.	3,111	62,158
Comerica, Inc.	1,040	42,775
Fifth Third Bancorp	4,611	81,107
Huntington Bancshares, Inc.	4,651	41,580
JPMorgan Chase & Co.	21,382	1,328,677
KeyCorp	4,895	54,090
M&T Bank Corp.	920	108,772
People’s United Financial, Inc.	1,811	26,549
PNC Financial Services Group, Inc.	2,950	240,100
Regions Financial Corp.	7,612	64,778
SunTrust Banks, Inc.	2,984	122,583
US Bancorp	9,608	387,491
Wells Fargo & Co.	27,015	1,278,620
Zions Bancorp	1,198	30,106

		5,565,396

BEVERAGES — 2.5%
Brown-Forman Corp. Class B	600	59,856
Coca-Cola Co.	22,751	1,031,303
Constellation Brands, Inc. Class A	1,043	172,512
Dr. Pepper Snapple Group, Inc.	1,106	106,873
Molson Coors Brewing Co. Class B	1,075	108,714
Monster Beverage Corp. (a)	814	130,818
PepsiCo, Inc.	8,452	895,405

		2,505,481

BIOTECHNOLOGY — 3.1%
AbbVie, Inc.	9,476	586,659
Alexion Pharmaceuticals, Inc. (a)	1,320	154,123
Amgen, Inc.	4,422	672,807
Biogen, Inc. (a)	1,271	307,353
Celgene Corp. (a)	4,519	445,709
Gilead Sciences, Inc.	7,781	649,091
Regeneron Pharmaceuticals, Inc. (a)	464	162,043
Vertex Pharmaceuticals, Inc. (a)	1,486	127,826

		3,105,611

BUILDING PRODUCTS — 0.1%
Allegion PLC	560	38,881
Masco Corp.	1,984	61,385

		100,266

CAPITAL MARKETS — 1.9%
Affiliated Managers Group, Inc. (a)	320	45,046
Ameriprise Financial, Inc.	947	85,088
Bank of New York Mellon Corp.	6,390	248,252
BlackRock, Inc.	734	251,417
Charles Schwab Corp.	7,167	181,397
E*TRADE Financial Corp. (a)	1,672	39,275
Franklin Resources, Inc.	2,217	73,981
Goldman Sachs Group, Inc.	2,256	335,197
Invesco, Ltd.	2,466	62,982
Legg Mason, Inc.	633	18,667
Morgan Stanley	8,748	227,273
Northern Trust Corp.	1,271	84,216
State Street Corp. (b)	2,351	126,766
T Rowe Price Group, Inc.	1,469	107,193

		1,886,750

CHEMICALS — 2.1%
Air Products & Chemicals, Inc.	1,130	160,505
CF Industries Holdings, Inc.	1,360	32,776
Dow Chemical Co.	6,561	326,147
E.I. du Pont de Nemours & Co.	5,138	332,942
Eastman Chemical Co.	878	59,616
Ecolab, Inc.	1,536	182,170
FMC Corp.	773	35,798
International Flavors & Fragrances, Inc.	480	60,514
LyondellBasell Industries NV Class A	1,976	147,054
Monsanto Co.	2,542	262,868
Mosaic Co.	1,990	52,098
PPG Industries, Inc.	1,560	162,474
Praxair, Inc.	1,656	186,118
Sherwin-Williams Co.	474	139,200

		2,140,280

See accompanying notes to financial statements.

SPDR S&P 500 Fossil Fuel Free ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

COMMERCIAL SERVICES & SUPPLIES — 0.5%
Cintas Corp.	520	$51,027
Pitney Bowes, Inc.	1,147	20,417
Republic Services, Inc.	1,400	71,834
Stericycle, Inc. (a)	483	50,290
Tyco International PLC	2,458	104,711
Waste Management, Inc.	2,438	161,566

		459,845

COMMUNICATIONS EQUIPMENT — 1.1%
Cisco Systems, Inc.	29,609	849,482
F5 Networks, Inc. (a)	400	45,536
Harris Corp.	720	60,077
Juniper Networks, Inc.	2,054	46,195
Motorola Solutions, Inc.	920	60,692

		1,061,982

CONSTRUCTION & ENGINEERING — 0.1%
Fluor Corp.	827	40,755
Jacobs Engineering Group, Inc. (a)	720	35,863
Quanta Services, Inc. (a)	932	21,548

		98,166

CONSTRUCTION MATERIALS — 0.2%
Martin Marietta Materials, Inc.	387	74,304
Vulcan Materials Co.	771	92,798

		167,102

CONSUMER FINANCE — 0.8%
American Express Co.	4,733	287,577
Capital One Financial Corp.	2,966	188,371
Discover Financial Services	2,382	127,651
Navient Corp.	2,098	25,071
Synchrony Financial (a)	5,003	126,476

		755,146

CONTAINERS & PACKAGING — 0.3%
Avery Dennison Corp.	520	38,870
Ball Corp.	813	58,772
International Paper Co.	2,407	102,009
Owens-Illinois, Inc. (a)	933	16,803
Sealed Air Corp.	1,184	54,429
WestRock Co.	1,505	58,499

		329,382

DISTRIBUTORS — 0.1%
Genuine Parts Co.	880	89,100
LKQ Corp. (a)	1,815	57,535

		146,635

DIVERSIFIED CONSUMER SERVICES — 0.0% (c)
H&R Block, Inc.	1,357	31,211

DIVERSIFIED FINANCIAL SERVICES — 2.3%
Berkshire Hathaway, Inc. Class B (a)	10,971	1,588,491
CME Group, Inc.	1,971	191,975
Intercontinental Exchange, Inc.	699	178,916
Leucadia National Corp.	1,959	33,949
Moody’s Corp.	1,000	93,710
Nasdaq, Inc.	680	43,976
S&P Global, Inc.	1,560	167,326

		2,298,343

DIVERSIFIED TELECOMMUNICATION SERVICES — 3.1%
AT&T, Inc.	36,053	1,557,850
CenturyLink, Inc.	3,234	93,819
Frontier Communications Corp.	6,796	33,572
Level 3 Communications, Inc. (a)	1,690	87,018
Verizon Communications, Inc.	23,889	1,333,962

		3,106,221

ELECTRIC UTILITIES — 1.8%
Duke Energy Corp.	4,011	344,104
Edison International	1,894	147,107
Entergy Corp.	1,040	84,604
Eversource Energy	1,851	110,875
NextEra Energy, Inc.	2,689	350,645
PG&E Corp.	2,862	182,939
Pinnacle West Capital Corp.	640	51,878
PPL Corp.	3,904	147,376
Southern Co.	5,424	290,889
Xcel Energy, Inc.	2,947	131,967

		1,842,384

ELECTRICAL EQUIPMENT — 0.6%
Acuity Brands, Inc.	252	62,486
AMETEK, Inc.	1,391	64,306
Eaton Corp. PLC	2,706	161,629
Emerson Electric Co.	3,790	197,687
Rockwell Automation, Inc.	760	87,263

		573,371

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.4%
Amphenol Corp. Class A	1,800	103,194
Corning, Inc.	6,213	127,242
FLIR Systems, Inc.	800	24,760
TE Connectivity, Ltd.	2,099	119,874

		375,070

ENERGY EQUIPMENT & SERVICES — 1.2%
Baker Hughes, Inc.	2,537	114,495
Diamond Offshore Drilling, Inc.	361	8,783
FMC Technologies, Inc. (a)	1,320	35,205
Halliburton Co.	4,985	225,771
Helmerich & Payne, Inc.	640	42,963
National Oilwell Varco, Inc.	2,222	74,770
Schlumberger, Ltd.	8,115	641,734
Transocean, Ltd.	1,980	23,542

		1,167,263

FOOD & STAPLES RETAILING — 2.5%
Costco Wholesale Corp.	2,584	405,791
CVS Health Corp.	6,272	600,481
Kroger Co.	5,646	207,716
Sysco Corp.	3,054	154,960
Wal-Mart Stores, Inc.	8,926	651,777
Walgreens Boots Alliance, Inc.	5,065	421,763
Whole Foods Market, Inc.	1,863	59,653

		2,502,141

FOOD PRODUCTS — 2.0%
Archer-Daniels-Midland Co.	3,500	150,115
Campbell Soup Co.	1,041	69,258
ConAgra Foods, Inc.	2,519	120,433

See accompanying notes to financial statements.

SPDR S&P 500 Fossil Fuel Free ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

General Mills, Inc.	3,479	$248,122
Hershey Co.	840	95,331
Hormel Foods Corp.	1,593	58,304
J.M. Smucker Co.	691	105,315
Kellogg Co.	1,480	120,842
Kraft Heinz Co.	3,468	306,849
McCormick & Co., Inc.	680	72,536
Mead Johnson Nutrition Co.	1,133	102,820
Mondelez International, Inc. Class A	9,092	413,777
Tyson Foods, Inc. Class A	1,751	116,949

		1,980,651

GAS UTILITIES — 0.0% (c)
AGL Resources, Inc.	694	45,783

HEALTH CARE EQUIPMENT & SUPPLIES — 2.6%
Abbott Laboratories	8,642	339,717
Baxter International, Inc.	3,159	142,850
Becton Dickinson and Co.	1,256	213,005
Boston Scientific Corp. (a)	7,837	183,151
C.R. Bard, Inc.	440	103,470
DENTSPLY SIRONA, Inc.	1,391	86,298
Edwards Lifesciences Corp. (a)	1,258	125,460
Hologic, Inc. (a)	1,452	50,239
Intuitive Surgical, Inc. (a)	221	146,171
Medtronic PLC	8,271	717,675
St. Jude Medical, Inc.	1,651	128,778
Stryker Corp.	1,840	220,487
Varian Medical Systems, Inc. (a)	560	46,049
Zimmer Biomet Holdings, Inc.	1,076	129,529

		2,632,879

HEALTH CARE PROVIDERS & SERVICES — 3.0%
Aetna, Inc.	2,031	248,046
AmerisourceBergen Corp.	1,122	88,997
Anthem, Inc.	1,530	200,950
Cardinal Health, Inc.	1,889	147,361
Centene Corp. (a)	975	69,586
Cigna Corp.	1,491	190,833
DaVita HealthCare Partners, Inc. (a)	984	76,083
Express Scripts Holding Co. (a)	3,764	285,311
HCA Holdings, Inc. (a)	1,740	133,997
Henry Schein, Inc. (a)	480	84,864
Humana, Inc.	896	161,173
Laboratory Corp. of America Holdings (a)	598	77,902
McKesson Corp.	1,333	248,804
Patterson Cos., Inc.	504	24,137
Quest Diagnostics, Inc.	840	68,384
UnitedHealth Group, Inc.	5,584	788,461
Universal Health Services, Inc. Class B	520	69,732

		2,964,621

HEALTH CARE TECHNOLOGY — 0.1%
Cerner Corp. (a)	1,764	103,370

HOTELS, RESTAURANTS & LEISURE — 1.8%
Carnival Corp.	2,653	117,263
Chipotle Mexican Grill, Inc. (a)	168	67,664
Darden Restaurants, Inc.	668	42,311
Marriott International, Inc. Class A	1,074	71,378
McDonald’s Corp.	5,134	617,825
Royal Caribbean Cruises, Ltd.	1,000	67,150

Starbucks Corp.	8,514	486,320
Starwood Hotels & Resorts Worldwide, Inc.	999	73,876
Wyndham Worldwide Corp.	670	47,724
Wynn Resorts, Ltd.	480	43,507
Yum! Brands, Inc.	2,367	196,272

		1,831,290

HOUSEHOLD DURABLES — 0.5%
D.R. Horton, Inc.	1,897	59,717
Garmin, Ltd.	680	28,846
Harman International Industries, Inc.	400	28,728
Leggett & Platt, Inc.	800	40,888
Lennar Corp. Class A	1,026	47,299
Mohawk Industries, Inc. (a)	360	68,314
Newell Brands, Inc.	2,668	129,585
PulteGroup, Inc.	1,848	36,017
Whirlpool Corp.	440	73,321

		512,715

HOUSEHOLD PRODUCTS — 2.2%
Church & Dwight Co., Inc.	747	76,859
Clorox Co.	760	105,176
Colgate-Palmolive Co.	5,206	381,079
Kimberly-Clark Corp.	2,118	291,183
Procter & Gamble Co.	15,585	1,319,582

		2,173,879

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.1%
AES Corp.	3,927	49,009
NRG Energy, Inc.	1,888	28,301

		77,310

INDUSTRIAL CONGLOMERATES — 2.8%
3M Co.	3,556	622,727
Danaher Corp.	3,496	353,096
General Electric Co.	53,803	1,693,718
Roper Technologies, Inc.	588	100,289

		2,769,830

INSURANCE — 2.8%
Aflac, Inc.	2,471	178,307
Allstate Corp.	2,238	156,548
American International Group, Inc.	6,547	346,271
Aon PLC	1,583	172,911
Assurant, Inc.	390	33,661
Chubb, Ltd.	2,747	359,060
Cincinnati Financial Corp.	854	63,956
Hartford Financial Services Group, Inc.	2,374	105,358
Lincoln National Corp.	1,430	55,441
Loews Corp.	1,637	67,264
Marsh & McLennan Cos., Inc.	3,065	209,830
MetLife, Inc.	6,465	257,501
Principal Financial Group, Inc.	1,597	65,653
Progressive Corp.	3,409	114,202
Prudential Financial, Inc.	2,603	185,698
Torchmark Corp.	671	41,481
Travelers Cos., Inc.	1,692	201,416
Unum Group	1,425	45,301
Willis Towers Watson PLC	810	100,691

See accompanying notes to financial statements.

SPDR S&P 500 Fossil Fuel Free ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

XL Group PLC Class A	1,737	$57,860

		2,818,410

INTERNET & CATALOG RETAIL — 2.3%
Amazon.com, Inc. (a)	2,263	1,619,448
Expedia, Inc.	669	71,115
Netflix, Inc. (a)	2,490	227,785
Priceline Group, Inc. (a)	286	357,045
TripAdvisor, Inc. (a)	653	41,988

		2,317,381

INTERNET SOFTWARE & SERVICES — 4.4%
Akamai Technologies, Inc. (a)	1,040	58,167
Alphabet, Inc. Class A (a)	1,713	1,205,147
Alphabet, Inc. Class C (a)	1,724	1,193,180
eBay, Inc. (a)	6,108	142,988
Facebook, Inc. Class A (a)	13,565	1,550,208
VeriSign, Inc. (a)	560	48,418
Yahoo!, Inc. (a)	5,142	193,134

		4,391,242

IT SERVICES — 3.9%
Accenture PLC Class A	3,642	412,602
Alliance Data Systems Corp. (a)	360	70,531
Automatic Data Processing, Inc.	2,681	246,303
Cognizant Technology Solutions Corp. Class A (a)	3,537	202,458
CSRA, Inc.	800	18,744
Fidelity National Information Services, Inc.	1,623	119,583
Fiserv, Inc. (a)	1,284	139,609
Global Payments, Inc.	911	65,027
International Business Machines Corp.	5,169	784,551
MasterCard, Inc. Class A	5,667	499,036
Paychex, Inc.	1,878	111,741
PayPal Holdings, Inc. (a)	6,550	239,141
Teradata Corp. (a)	763	19,128
Total System Services, Inc.	988	52,473
Visa, Inc. Class A	11,140	826,254
Western Union Co.	2,943	56,447
Xerox Corp.	5,543	52,603

		3,916,231

LEISURE EQUIPMENT & PRODUCTS — 0.1%
Hasbro, Inc.	643	54,006
Mattel, Inc.	1,973	61,735

		115,741

LIFE SCIENCES TOOLS & SERVICES — 0.6%
Agilent Technologies, Inc.	1,920	85,171
Illumina, Inc. (a)	848	119,042
PerkinElmer, Inc.	640	33,549
Thermo Fisher Scientific, Inc.	2,318	342,508
Waters Corp. (a)	480	67,512

		647,782

MACHINERY — 1.3%
Caterpillar, Inc.	3,397	257,527
Cummins, Inc.	953	107,155
Deere & Co.	1,787	144,819
Dover Corp.	919	63,705
Flowserve Corp.	760	34,329

Illinois Tool Works, Inc.	1,910	198,946
Ingersoll-Rand PLC	1,519	96,730
PACCAR, Inc.	2,045	106,074
Parker-Hannifin Corp.	800	86,440
Pentair PLC	1,053	61,379
Snap-on, Inc.	331	52,238
Stanley Black & Decker, Inc.	880	97,874
Xylem, Inc.	1,040	46,436

		1,353,652

MEDIA — 2.9%
CBS Corp. Class B	2,424	131,962
Comcast Corp. Class A	14,177	924,199
Discovery Communications, Inc. Class A (a)	880	22,202
Discovery Communications, Inc. Class C (a)	1,456	34,726
Interpublic Group of Cos., Inc.	2,360	54,516
News Corp. Class A	2,213	25,117
News Corp. Class B	640	7,469
Omnicom Group, Inc.	1,400	114,086
Scripps Networks Interactive, Inc. Class A	560	34,871
TEGNA, Inc.	1,304	30,214
Time Warner, Inc.	4,629	340,417
Twenty-First Century Fox, Inc. Class A	6,319	170,929
Twenty-First Century Fox, Inc. Class B	2,499	68,098
Viacom, Inc. Class B	2,015	83,562
Walt Disney Co.	8,726	853,577

		2,895,945

METALS & MINING — 0.3%
Alcoa, Inc.	7,751	71,852
Newmont Mining Corp.	3,089	120,841
Nucor Corp.	1,853	91,557

		284,250

MULTI-UTILITIES — 1.2%
Ameren Corp.	1,411	75,601
CenterPoint Energy, Inc.	2,495	59,880
CMS Energy Corp.	1,611	73,881
Consolidated Edison, Inc.	1,710	137,552
Dominion Resources, Inc.	3,579	278,912
DTE Energy Co.	1,040	103,085
NiSource, Inc.	1,853	49,142
Public Service Enterprise Group, Inc.	2,938	136,940
SCANA Corp.	840	63,554
Sempra Energy	1,371	156,321
WEC Energy Group, Inc.	1,841	120,217

		1,255,085

MULTILINE RETAIL — 0.7%
Dollar General Corp.	1,706	160,364
Dollar Tree, Inc. (a)	1,370	129,109
Kohl’s Corp.	1,135	43,039
Macy’s, Inc.	1,818	61,103
Nordstrom, Inc.	787	29,945
Target Corp.	3,446	240,600

		664,160

OIL, GAS & CONSUMABLE FUELS — 1.0%
Kinder Morgan, Inc.	10,829	202,719

See accompanying notes to financial statements.

SPDR S&P 500 Fossil Fuel Free ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Marathon Petroleum Corp.	3,115	$118,245
ONEOK, Inc.	1,214	57,604
Phillips 66	2,760	218,979
Spectra Energy Corp.	3,912	143,297
Tesoro Corp.	716	53,643
Valero Energy Corp.	2,785	142,035
Williams Cos., Inc.	3,275	70,838

		1,007,360

PERSONAL PRODUCTS — 0.1%
Estee Lauder Cos., Inc. Class A	1,315	119,691

PHARMACEUTICALS — 6.2%
Allergan PLC (a)	2,313	534,511
Bristol-Myers Squibb Co.	9,760	717,848
Eli Lilly & Co.	5,666	446,198
Endo International PLC (a)	1,200	18,708
Johnson & Johnson	16,104	1,953,415
Mallinckrodt PLC (a)	668	40,601
Merck & Co., Inc.	16,212	933,974
Mylan NV (a)	2,422	104,727
Perrigo Co. PLC	843	76,435
Pfizer, Inc.	35,762	1,259,180
Zoetis, Inc.	2,657	126,101

		6,211,698

PROFESSIONAL SERVICES — 0.3%
Dun & Bradstreet Corp.	200	24,368
Equifax, Inc.	681	87,440
Nielsen Holdings PLC	2,120	110,177
Robert Half International, Inc.	760	29,002
Verisk Analytics, Inc. (a)	928	75,242

		326,229

REAL ESTATE INVESTMENT TRUSTS (REITS) — 3.4%
American Tower Corp. REIT	2,466	280,162
Apartment Investment & Management Co. Class A REIT	920	40,627
AvalonBay Communities, Inc. REIT	806	145,394
Boston Properties, Inc. REIT	891	117,523
Crown Castle International Corp. REIT	1,935	196,267
Digital Realty Trust, Inc. REIT	864	94,167
Equinix, Inc. REIT	403	156,255
Equity Residential REIT	2,129	146,646
Essex Property Trust, Inc. REIT	389	88,727
Extra Space Storage, Inc. REIT	734	67,924
Federal Realty Investment Trust REIT	410	67,876
General Growth Properties, Inc. REIT	3,407	101,597
HCP, Inc. REIT	2,705	95,703
Host Hotels & Resorts, Inc. REIT	4,375	70,919
Iron Mountain, Inc. REIT	1,500	59,745
Kimco Realty Corp. REIT	2,416	75,814
Macerich Co. REIT	764	65,238
Prologis, Inc. REIT	3,051	149,621
Public Storage REIT	873	223,130
Realty Income Corp. REIT	1,460	101,266
Simon Property Group, Inc. REIT	1,803	391,071
SL Green Realty Corp. REIT	575	61,220
UDR, Inc. REIT	1,573	58,075
Ventas, Inc. REIT	1,944	141,562
Vornado Realty Trust REIT	1,040	104,125

Welltower, Inc. REIT	2,054	156,453
Weyerhaeuser Co. REIT	4,325	128,755

		3,385,862

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.0% (c)
CBRE Group, Inc. Class A (a)	1,691	44,778

ROAD & RAIL — 0.8%
CSX Corp.	5,665	147,743
JB Hunt Transport Services, Inc.	520	42,084
Kansas City Southern	640	57,658
Norfolk Southern Corp.	1,749	148,892
Ryder System, Inc.	320	19,565
Union Pacific Corp.	4,953	432,149

		848,091

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.0%
Analog Devices, Inc.	1,804	102,178
Applied Materials, Inc.	6,323	151,562
Broadcom, Ltd.	2,174	337,840
First Solar, Inc. (a)	440	21,331
Intel Corp.	27,573	904,394
KLA-Tencor Corp.	721	52,813
Lam Research Corp.	920	77,335
Linear Technology Corp.	1,400	65,142
Microchip Technology, Inc.	1,239	62,892
Micron Technology, Inc. (a)	6,193	85,216
NVIDIA Corp.	2,967	139,479
Qorvo, Inc. (a)	790	43,655
QUALCOMM, Inc.	8,572	459,202
Skyworks Solutions, Inc.	1,118	70,747
Texas Instruments, Inc.	5,881	368,445
Xilinx, Inc.	1,483	68,411

		3,010,642

SOFTWARE — 4.4%
Activision Blizzard, Inc.	2,982	118,177
Adobe Systems, Inc. (a)	2,906	278,366
Autodesk, Inc. (a)	1,320	71,465
CA, Inc.	1,775	58,273
Citrix Systems, Inc. (a)	915	73,282
Electronic Arts, Inc. (a)	1,796	136,065
Intuit, Inc.	1,528	170,540
Microsoft Corp.	46,057	2,356,737
Oracle Corp.	18,199	744,885
Red Hat, Inc. (a)	1,078	78,263
salesforce.com, Inc. (a)	3,737	296,755
Symantec Corp.	3,450	70,863

		4,453,671

SPECIALTY RETAIL — 2.8%
Advance Auto Parts, Inc.	440	71,117
AutoNation, Inc. (a)	433	20,342
AutoZone, Inc. (a)	174	138,128
Bed Bath & Beyond, Inc.	975	42,139
Best Buy Co., Inc.	1,721	52,663
CarMax, Inc. (a)	1,178	57,757
Foot Locker, Inc.	840	46,082
Gap, Inc.	1,344	28,520
Home Depot, Inc.	7,277	929,200
L Brands, Inc.	1,483	99,554

See accompanying notes to financial statements.

SPDR S&P 500 Fossil Fuel Free ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Lowe’s Cos., Inc.	5,170	$409,309
O’Reilly Automotive, Inc. (a)	562	152,358
Ross Stores, Inc.	2,387	135,319
Signet Jewelers, Ltd.	471	38,815
Staples, Inc.	3,746	32,291
Tiffany & Co.	640	38,810
TJX Cos., Inc.	3,922	302,896
Tractor Supply Co.	799	72,853
Ulta Salon Cosmetics & Fragrance, Inc. (a)	363	88,441
Urban Outfitters, Inc. (a)	531	14,603

		2,771,197

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 3.8%
Apple, Inc.	32,090	3,067,804
EMC Corp.	11,461	311,395
Hewlett Packard Enterprise Co.	9,680	176,854
HP, Inc.	9,939	124,735
NetApp, Inc.	1,709	42,024
Seagate Technology PLC	1,754	42,727
Western Digital Corp.	1,621	76,609

		3,842,148

TEXTILES, APPAREL & LUXURY GOODS — 0.9%
Coach, Inc.	1,613	65,714
Hanesbrands, Inc.	2,293	57,623
Michael Kors Holdings, Ltd. (a)	1,091	53,983
NIKE, Inc. Class B	7,747	427,634
PVH Corp.	480	45,230
Ralph Lauren Corp.	351	31,457
Under Armour, Inc. Class A (a)	1,053	42,257
Under Armour, Inc. Class C (a)	1,059	38,552
VF Corp.	1,968	121,012

		883,462

TOBACCO — 2.0%
Altria Group, Inc.	11,502	793,178
Philip Morris International, Inc.	9,071	922,702

Reynolds American, Inc.	4,916	265,120

		1,981,000

TRADING COMPANIES & DISTRIBUTORS — 0.2%
Fastenal Co.	1,683	74,708
United Rentals, Inc. (a)	546	36,637
W.W. Grainger, Inc.	330	74,992

		186,337

WATER UTILITIES — 0.1%
American Water Works Co., Inc.	1,042	88,060

TOTAL COMMON STOCKS (Cost $97,751,248)		100,077,878

SHORT-TERM INVESTMENT — 0.2%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (d) (e) (Cost $156,006)	156,006	156,006

TOTAL INVESTMENTS — 99.9% (Cost $97,907,254)		100,233,884
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		93,712

NET ASSETS — 100.0%		$100,327,596

(a)	Non-income producing security.
(b)	The Fund invested in an affiliated entity, State Street Corp. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(c)	Amount is less than 0.05% of net assets.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at June 30, 2016.

REIT = Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Aerospace & Defense	$2,714,128	$—	$—	$2,714,128
Air Freight & Logistics	771,037	—	—	771,037
Airlines	540,442	—	—	540,442
Auto Components	348,938	—	—	348,938
Automobiles	572,854	—	—	572,854
Banks	5,565,396	—	—	5,565,396
Beverages	2,505,481	—	—	2,505,481
Biotechnology	3,105,611	—	—	3,105,611
Building Products	100,266	—	—	100,266
Capital Markets	1,886,750	—	—	1,886,750
Chemicals	2,140,280	—	—	2,140,280

See accompanying notes to financial statements.

SPDR S&P 500 Fossil Fuel Free ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Commercial Services & Supplies	$459,845	$—	$—	$459,845
Communications Equipment	1,061,982	—	—	1,061,982
Construction & Engineering	98,166	—	—	98,166
Construction Materials	167,102	—	—	167,102
Consumer Finance	755,146	—	—	755,146
Containers & Packaging	329,382	—	—	329,382
Distributors	146,635	—	—	146,635
Diversified Consumer Services	31,211	—	—	31,211
Diversified Financial Services	2,298,343	—	—	2,298,343
Diversified Telecommunication Services	3,106,221	—	—	3,106,221
Electric Utilities	1,842,384	—	—	1,842,384
Electrical Equipment	573,371	—	—	573,371
Electronic Equipment, Instruments & Components	375,070	—	—	375,070
Energy Equipment & Services	1,167,263	—	—	1,167,263
Food & Staples Retailing	2,502,141	—	—	2,502,141
Food Products	1,980,651	—	—	1,980,651
Gas Utilities	45,783	—	—	45,783
Health Care Equipment & Supplies	2,632,879	—	—	2,632,879
Health Care Providers & Services	2,964,621	—	—	2,964,621
Health Care Technology	103,370	—	—	103,370
Hotels, Restaurants & Leisure	1,831,290	—	—	1,831,290
Household Durables	512,715	—	—	512,715
Household Products	2,173,879	—	—	2,173,879
Independent Power Producers & Energy Traders	77,310	—	—	77,310
Industrial Conglomerates	2,769,830	—	—	2,769,830
Insurance	2,818,410	—	—	2,818,410
Internet & Catalog Retail	2,317,381	—	—	2,317,381
Internet Software & Services	4,391,242	—	—	4,391,242
IT Services	3,916,231	—	—	3,916,231
Leisure Equipment & Products	115,741	—	—	115,741
Life Sciences Tools & Services	647,782	—	—	647,782
Machinery	1,353,652	—	—	1,353,652
Media	2,895,945	—	—	2,895,945
Metals & Mining	284,250	—	—	284,250
Multi-Utilities	1,255,085	—	—	1,255,085
Multiline Retail	664,160	—	—	664,160
Oil, Gas & Consumable Fuels	1,007,360	—	—	1,007,360
Personal Products	119,691	—	—	119,691
Pharmaceuticals	6,211,698	—	—	6,211,698
Professional Services	326,229	—	—	326,229
Real Estate Investment Trusts (REITs)	3,385,862	—	—	3,385,862
Real Estate Management & Development	44,778	—	—	44,778
Road & Rail	848,091	—	—	848,091
Semiconductors & Semiconductor Equipment	3,010,642	—	—	3,010,642
Software	4,453,671	—	—	4,453,671
Specialty Retail	2,771,197	—	—	2,771,197
Technology Hardware, Storage & Peripherals	3,842,148	—	—	3,842,148
Textiles, Apparel & Luxury Goods	883,462	—	—	883,462
Tobacco	1,981,000	—	—	1,981,000
Trading Companies & Distributors	186,337	—	—	186,337
Water Utilities	88,060	—	—	88,060
Short-Term Investment	156,006	—	—	156,006

TOTAL INVESTMENTS	$100,233,884	$—	$—	$100,233,884

See accompanying notes to financial statements.

SPDR S&P 500 Fossil Fuel Free ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Corp.	—	$—	2,351	—	2,351	$126,766	$1,862	$—
State Street Institutional Liquid Reserves Fund, Premier Class	—	—	2,089,901	1,933,895	156,006	156,006	379	—

See accompanying notes to financial statements.

SPDR Russell Small Cap Completeness ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.5%
AEROSPACE & DEFENSE — 1.5%
AAR Corp.	558	$13,024
Aerojet Rocketdyne Holdings, Inc. (a)	931	17,019
Aerovironment, Inc. (a)	321	8,924
American Science & Engineering, Inc.	123	4,601
Astronics Corp. (a)	336	11,175
B/E Aerospace, Inc.	1,770	81,730
BWX Technologies, Inc.	1,718	61,453
Cubic Corp.	313	12,570
Curtiss-Wright Corp.	741	62,429
DigitalGlobe, Inc. (a) (b)	1,057	22,609
Ducommun, Inc. (a)	195	3,857
Engility Holdings, Inc. (a)	246	5,195
Esterline Technologies Corp. (a)	464	28,787
HEICO Corp. (b)	363	24,252
HEICO Corp. Class A	622	33,370
Hexcel Corp.	1,538	64,042
Huntington Ingalls Industries, Inc.	774	130,055
KEYW Holding Corp. (a)	500	4,970
KLX, Inc. (a)	845	26,195
Kratos Defense & Security Solutions, Inc. (a) (b)	771	3,161
Mercury Systems, Inc. (a)	574	14,270
Moog, Inc. Class A (a)	589	31,759
National Presto Industries, Inc.	59	5,567
Orbital ATK, Inc.	1,016	86,502
Sparton Corp. (a)	129	2,808
Spirit AeroSystems Holdings, Inc. Class A (a)	2,245	96,535
TASER International, Inc. (a) (b)	812	20,203
Teledyne Technologies, Inc. (a)	540	53,487
Triumph Group, Inc. (b)	842	29,891
Vectrus, Inc. (a)	167	4,758

		965,198

AIR FREIGHT & LOGISTICS — 0.2%
Air Transport Services Group, Inc. (a)	896	11,612
Atlas Air Worldwide Holdings, Inc. (a)	392	16,237
Echo Global Logistics, Inc. (a)	463	10,381
Forward Air Corp.	494	21,998
Hub Group, Inc. Class A (a)	546	20,950
Park-Ohio Holdings Corp.	123	3,478
Radiant Logistics, Inc. (a)	415	1,245
XPO Logistics, Inc. (a) (b)	1,693	44,458

		130,359

AIRLINES — 0.4%
Allegiant Travel Co.	212	32,118
Copa Holdings SA Class A (b)	315	16,462
Hawaiian Holdings, Inc. (a)	815	30,937
JetBlue Airways Corp. (a)	5,084	84,191
SkyWest, Inc.	858	22,703
Spirit Airlines, Inc. (a) (b)	1,155	51,825
Virgin America, Inc. (a) (b)	389	21,866

		260,102

AUTO COMPONENTS — 0.8%
American Axle & Manufacturing Holdings, Inc. (a)	1,176	17,028
Cooper Tire & Rubber Co.	920	27,434

Cooper-Standard Holding, Inc. (a)	211	16,667
Dana Holding Corp.	2,459	25,967
Dorman Products, Inc. (a) (b)	463	26,484
Drew Industries, Inc.	383	32,494
Federal-Mogul Holdings Corp. (a)	447	3,715
Fox Factory Holding Corp. (a)	242	4,204
Gentex Corp. (b)	4,781	73,866
Gentherm, Inc. (a)	588	20,139
Horizon Global Corp. (a)	470	5,335
Lear Corp.	1,133	115,294
Metaldyne Performance Group, Inc.	207	2,846
Modine Manufacturing Co. (a)	698	6,142
Motorcar Parts of America, Inc. (a)	304	8,263
Standard Motor Products, Inc.	313	12,451
Stoneridge, Inc. (a)	516	7,709
Strattec Security Corp.	71	2,895
Superior Industries International, Inc.	377	10,096
Tenneco, Inc. (a)	946	44,093
Tower International, Inc.	308	6,339
Visteon Corp.	629	41,394

		510,855

AUTOMOBILES — 0.7%
Tesla Motors, Inc. (a) (b)	1,840	390,595
Thor Industries, Inc.	752	48,685
Winnebago Industries, Inc. (b)	436	9,993

		449,273

BANKS — 5.8%
1st Source Corp.	278	9,004
Access National Corp. (b)	137	2,673
American National Bankshares, Inc.	128	3,223
Ameris Bancorp (b)	511	15,177
Ames National Corp. (b)	114	3,057
Arrow Financial Corp. (b)	206	6,240
Associated Banc-Corp.	2,446	41,949
Banc of California, Inc. (b)	751	13,593
BancFirst Corp. (b)	128	7,721
Banco Latinoamericano de Comercio Exterior SA	431	11,422
Bancorp, Inc. (a)	576	3,468
BancorpSouth, Inc.	1,637	37,144
Bank of Hawaii Corp. (b)	726	49,949
Bank of Marin Bancorp (b)	112	5,417
Bank of the Ozarks, Inc. (b)	1,287	48,288
BankUnited, Inc.	1,685	51,763
Banner Corp.	313	13,315
Bar Harbor Bankshares	70	2,457
BBCN Bancorp, Inc.	1,269	18,933
Berkshire Hills Bancorp, Inc.	435	11,710
Blue Hills Bancorp, Inc. (b)	494	7,291
BNC Bancorp	603	13,694
BOK Financial Corp. (b)	434	27,212
Boston Private Financial Holdings, Inc.	1,304	15,361
Bridge Bancorp, Inc. (b)	198	5,623
Brookline Bancorp, Inc.	1,077	11,879
Bryn Mawr Bank Corp.	249	7,271
C1 Financial, Inc. (a)	70	1,633
Camden National Corp.	128	5,376
Capital Bank Financial Corp. Class A (b)	368	10,598

See accompanying notes to financial statements.

SPDR Russell Small Cap Completeness ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Capital City Bank Group, Inc.	187	$2,603
Cardinal Financial Corp.	511	11,211
Cascade Bancorp (a)	534	2,958
Cathay General Bancorp	1,262	35,588
CenterState Banks, Inc.	763	12,017
Central Pacific Financial Corp.	397	9,369
Century Bancorp, Inc. Class A	64	2,709
Chemical Financial Corp.	519	19,354
CIT Group, Inc.	2,821	90,018
Citizens & Northern Corp. (b)	187	3,781
City Holding Co. (b)	251	11,413
CNB Financial Corp.	187	3,329
CoBiz Financial, Inc.	564	6,599
Columbia Banking System, Inc.	883	24,777
Commerce Bancshares, Inc.	1,423	68,162
Community Bank System, Inc. (b)	725	29,790
Community Trust Bancorp, Inc.	245	8,492
CommunityOne Bancorp (a)	207	2,616
ConnectOne Bancorp, Inc.	521	8,174
CU Bancorp (a)	283	6,433
Cullen/Frost Bankers, Inc. (b)	863	54,999
Customers Bancorp, Inc. (a) (b)	413	10,379
CVB Financial Corp. (b)	1,647	26,994
Eagle Bancorp, Inc. (a)	451	21,698
East West Bancorp, Inc.	2,345	80,152
Enterprise Bancorp, Inc.	134	3,215
Enterprise Financial Services Corp.	324	9,036
Farmers Capital Bank Corp.	137	3,747
FCB Financial Holdings, Inc. Class A (a)	434	14,756
Fidelity Southern Corp.	267	4,184
Financial Institutions, Inc.	258	6,726
First BanCorp (a)	1,552	6,161
First Bancorp, Inc.	198	4,265
First Bancorp/Southern Pines	313	5,503
First Busey Corp.	602	12,877
First Business Financial Services, Inc.	177	4,154
First Citizens BancShares, Inc. Class A	116	30,034
First Commonwealth Financial Corp.	5,315	48,898
First Community Bancshares, Inc.	255	5,722
First Connecticut Bancorp, Inc.	258	4,272
First Financial Bancorp	949	18,458
First Financial Bankshares, Inc.	1,020	33,446
First Financial Corp.	192	7,031
First Horizon National Corp.	3,666	50,517
First Interstate BancSystem, Inc. Class A	322	9,048
First Merchants Corp.	592	14,759
First Midwest Bancorp, Inc.	1,173	20,598
First NBC Bank Holding Co. (a)	231	3,878
First Niagara Financial Group, Inc.	5,594	54,486
First of Long Island Corp.	189	5,419
First Republic Bank	2,337	163,567
FirstMerit Corp.	2,659	53,898
Flushing Financial Corp.	437	8,688
FNB Corp.	3,370	42,260
Franklin Financial Network, Inc. (a)	70	2,195
Fulton Financial Corp.	2,823	38,110
German American Bancorp, Inc. (b)	282	9,016
Glacier Bancorp, Inc.	1,322	35,139
Great Southern Bancorp, Inc.	129	4,769
Great Western Bancorp, Inc.	696	21,952

Green Bancorp, Inc. (a) (b)	1,937	16,891
Guaranty Bancorp	254	4,242
Hampton Roads Bankshares, Inc. (a) (b)	574	1,027
Hancock Holding Co.	1,271	33,186
Hanmi Financial Corp.	500	11,745
Heartland Financial USA, Inc.	354	12,493
Heritage Commerce Corp.	390	4,107
Heritage Financial Corp.	481	8,456
Heritage Oaks Bancorp	310	2,461
Hilltop Holdings, Inc. (a)	1,168	24,516
Home BancShares, Inc. (b)	1,906	37,720
HomeTrust Bancshares, Inc. (a)	322	5,957
Horizon Bancorp	123	3,092
IBERIABANK Corp.	583	34,823
Independent Bank Corp.	483	22,073
Independent Bank Corp.	353	5,122
Independent Bank Group, Inc.	152	6,522
International Bancshares Corp.	904	23,585
Investors Bancorp, Inc. (b)	5,395	59,777
Lakeland Bancorp, Inc.	534	6,077
Lakeland Financial Corp.	246	11,564
LegacyTexas Financial Group, Inc.	795	21,393
Live Oak Bancshares, Inc.	104	1,467
MainSource Financial Group, Inc.	410	9,041
MB Financial, Inc.	1,252	45,423
Mercantile Bank Corp.	299	7,134
Merchants Bancshares, Inc.	68	2,073
MidWestOne Financial Group, Inc.	131	3,741
National Bank Holdings Corp. Class A	564	11,483
National Bankshares, Inc. (b)	131	4,575
National Commerce Corp. (a)	70	1,632
NBT Bancorp, Inc. (b)	680	19,468
Nicolet Bankshares, Inc. (a) (b)	100	3,808
OFG Bancorp	693	5,752
Old National Bancorp	2,337	29,283
Old Second Bancorp, Inc.	415	2,834
Opus Bank	173	5,847
Pacific Continental Corp.	322	5,059
Pacific Premier Bancorp, Inc. (a)	384	9,216
PacWest Bancorp (b)	1,825	72,598
Park National Corp.	192	17,622
Park Sterling Corp.	763	5,410
Peapack Gladstone Financial Corp.	237	4,387
Penns Woods Bancorp, Inc.	64	2,687
Peoples Bancorp, Inc.	258	5,622
Peoples Financial Services Corp. (b)	88	3,444
Pinnacle Financial Partners, Inc.	570	27,845
Popular, Inc.	1,626	47,642
Preferred Bank	190	5,486
PrivateBancorp, Inc.	1,330	58,560
Prosperity Bancshares, Inc.	1,176	59,964
QCR Holdings, Inc.	207	5,628
Renasant Corp.	688	22,243
Republic Bancorp, Inc. Class A	131	3,620
S&T Bancorp, Inc. (b)	596	14,572
Sandy Spring Bancorp, Inc.	369	10,723
Seacoast Banking Corp. of Florida (a) (b)	422	6,853
ServisFirst Bancshares, Inc. (b)	344	16,990
Sierra Bancorp	187	3,121
Signature Bank (a)	780	97,438

See accompanying notes to financial statements.

SPDR Russell Small Cap Completeness ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Simmons First National Corp. Class A	453	$20,922
South State Corp.	374	25,451
Southside Bancshares, Inc.	377	11,655
Southwest Bancorp, Inc.	313	5,299
State Bank Financial Corp. (b)	500	10,175
Sterling Bancorp	1,851	29,061
Stock Yards Bancorp, Inc. (b)	412	11,631
Stonegate Bank	176	5,680
Suffolk Bancorp	192	6,012
Sun Bancorp, Inc. (a) (b)	140	2,892
SVB Financial Group (a)	785	74,701
Synovus Financial Corp.	2,081	60,328
Talmer Bancorp, Inc. Class A	803	15,394
TCF Financial Corp.	2,793	35,331
Texas Capital Bancshares, Inc. (a)	799	37,361
Tompkins Financial Corp. (b)	243	15,795
Towne Bank	715	15,480
TriCo Bancshares	328	9,053
TriState Capital Holdings, Inc. (a) (b)	405	5,561
Triumph Bancorp, Inc. (a)	161	2,576
Trustmark Corp. (b)	1,099	27,310
UMB Financial Corp. (b)	661	35,172
Umpqua Holdings Corp.	3,539	54,748
Union Bankshares Corp.	682	16,852
United Bankshares, Inc. (b)	1,161	43,549
United Community Banks, Inc.	830	15,181
Univest Corp. of Pennsylvania	246	5,171
Valley National Bancorp (b)	3,892	35,495
Washington Trust Bancorp, Inc. (b)	273	10,352
Webster Financial Corp. (b)	1,520	51,604
WesBanco, Inc.	594	18,444
West Bancorp, Inc.	251	4,666
Westamerica Bancorporation (b)	441	21,724
Western Alliance Bancorp (a)	1,402	45,775
Wilshire Bancorp, Inc.	1,148	11,962
Wintrust Financial Corp.	815	41,565
Yadkin Financial Corp.	632	15,857

		3,649,745

BEVERAGES — 0.1%
Boston Beer Co., Inc. Class A (a) (b)	144	24,628
Coca-Cola Bottling Co. Consolidated (b)	79	11,650
Craft Brew Alliance, Inc. (a)	195	2,246
MGP Ingredients, Inc.	137	5,238
National Beverage Corp. (a)	192	12,060

		55,822

BIOTECHNOLOGY — 3.9%
ACADIA Pharmaceuticals, Inc. (a) (b)	1,386	44,990
Acceleron Pharma, Inc. (a) (b)	441	14,985
Achillion Pharmaceuticals, Inc. (a) (b)	1,754	13,681
Acorda Therapeutics, Inc. (a) (b)	721	18,389
Adamas Pharmaceuticals, Inc. (a) (b)	137	2,074
Aduro Biotech, Inc. (a) (b)	1,137	12,859
Advaxis, Inc. (a) (b)	481	3,891
Agenus, Inc. (a) (b)	1,061	4,297
Agios Pharmaceuticals, Inc. (a) (b)	454	19,020
Aimmune Therapeutics, Inc. (a) (b)	167	1,807
Akebia Therapeutics, Inc. (a)	428	3,201
Alder Biopharmaceuticals, Inc. (a) (b)	1,064	26,568

Alkermes PLC (a) (b)	2,404	103,901
Alnylam Pharmaceuticals, Inc. (a) (b)	1,217	67,531
AMAG Pharmaceuticals, Inc. (a) (b)	609	14,567
Amicus Therapeutics, Inc. (a) (b)	1,779	9,713
Anavex Life Sciences Corp. (a)	200	1,222
Anthera Pharmaceuticals, Inc. (a) (b)	553	1,709
Applied Genetic Technologies Corp. (a)	85	1,201
Ardelyx, Inc. (a)	1,470	12,833
Arena Pharmaceuticals, Inc. (a)	3,688	6,306
ARIAD Pharmaceuticals, Inc. (a) (b)	1,310	9,681
Array BioPharma, Inc. (a) (b)	2,176	7,747
Arrowhead Pharmaceuticals, Inc. (a) (b)	795	4,229
Atara Biotherapeutics, Inc. (a) (b)	622	14,001
Avexis, Inc. (a)	94	3,574
Axovant Sciences, Ltd. (a)	328	4,212
Bellicum Pharmaceuticals, Inc. (a) (b)	1,037	13,440
BioCryst Pharmaceuticals, Inc. (a)	1,061	3,013
BioMarin Pharmaceutical, Inc. (a)	2,558	199,012
BioSpecifics Technologies Corp. (a)	70	2,796
BioTime, Inc. (a) (b)	638	1,665
Bluebird Bio, Inc. (a) (b)	486	21,039
Blueprint Medicines Corp. (a)	737	14,924
Cara Therapeutics, Inc. (a) (b)	274	1,318
Celator Pharmaceuticals, Inc. (a)	700	21,126
Cellular Biomedicine Group, Inc. (a) (b)	137	1,643
Cepheid (a)	1,169	35,947
ChemoCentryx, Inc. (a) (b)	452	2,029
Cidara Therapeutics, Inc. (a)	70	722
Coherus Biosciences, Inc. (a) (b)	859	14,509
Concert Pharmaceuticals, Inc. (a)	207	2,325
Curis, Inc. (a)	1,658	2,586
Cytokinetics, Inc. (a) (b)	452	4,289
CytRx Corp. (a) (b)	887	1,978
Dynavax Technologies Corp. (a) (b)	561	8,179
Eagle Pharmaceuticals, Inc. (a) (b)	137	5,314
Edge Therapeutics, Inc. (a)	700	7,077
Editas Medicine, Inc. (a) (b)	100	2,440
Emergent BioSolutions, Inc. (a) (b)	539	15,157
Enanta Pharmaceuticals, Inc. (a)	220	4,851
Epizyme, Inc. (a)	679	6,953
Esperion Therapeutics, Inc. (a) (b)	271	2,677
Exact Sciences Corp. (a) (b)	2,004	24,549
Exelixis, Inc. (a) (b)	4,023	31,420
FibroGen, Inc. (a) (b)	797	13,079
Five Prime Therapeutics, Inc. (a) (b)	418	17,284
Flexion Therapeutics, Inc. (a) (b)	252	3,771
Foundation Medicine, Inc. (a) (b)	172	3,210
Galena Biopharma, Inc. (a) (b)	2,661	1,240
Genomic Health, Inc. (a)	246	6,370
Geron Corp. (a) (b)	2,235	5,990
Global Blood Therapeutics, Inc. (a) (b)	85	1,410
Halozyme Therapeutics, Inc. (a)	1,603	13,834
Heron Therapeutics, Inc. (a) (b)	454	8,195
Idera Pharmaceuticals, Inc. (a) (b)	1,379	2,110
Ignyta, Inc. (a)	274	1,485
Immune Design Corp. (a) (b)	252	2,056
Immunomedics, Inc. (a) (b)	1,281	2,972
Incyte Corp. (a)	2,696	215,626
Inovio Pharmaceuticals, Inc. (a) (b)	1,183	10,931

See accompanying notes to financial statements.

SPDR Russell Small Cap Completeness ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Insmed, Inc. (a) (b)	907	$8,943
Insys Therapeutics, Inc. (a) (b)	383	4,956
Intercept Pharmaceuticals, Inc. (a) (b)	237	33,815
Intrexon Corp. (a) (b)	821	20,205
Invitae Corp. (a) (b)	137	1,012
Ionis Pharmaceuticals, Inc. (a) (b)	1,902	44,298
Ironwood Pharmaceuticals, Inc. (a) (b)	1,968	25,732
Juno Therapeutics, Inc. (a) (b)	1,131	43,476
Karyopharm Therapeutics, Inc. (a) (b)	367	2,463
Keryx Biopharmaceuticals, Inc. (a) (b)	1,543	10,215
Kite Pharma, Inc. (a) (b)	828	41,400
La Jolla Pharmaceutical Co. (a)	222	3,552
Lexicon Pharmaceuticals, Inc. (a) (b)	556	7,979
Ligand Pharmaceuticals, Inc. (a)	255	30,414
Lion Biotechnologies, Inc. (a)	690	5,589
Loxo Oncology, Inc. (a)	137	3,176
MacroGenics, Inc. (a) (b)	449	12,119
MannKind Corp. (a) (b)	4,392	5,095
Medgenics, Inc. (a)	274	1,521
MediciNova, Inc. (a) (b)	1,100	8,305
Medivation, Inc. (a)	2,585	155,875
Merrimack Pharmaceuticals, Inc. (a)	3,657	19,711
MiMedx Group, Inc. (a) (b)	1,727	13,781
Minerva Neurosciences, Inc. (a)	700	7,147
Mirati Therapeutics, Inc. (a)	214	1,168
Momenta Pharmaceuticals, Inc. (a)	920	9,936
Myriad Genetics, Inc. (a) (b)	1,111	33,997
Natera, Inc. (a)	167	2,015
Neurocrine Biosciences, Inc. (a)	1,399	63,585
NewLink Genetics Corp. (a) (b)	326	3,671
Novavax, Inc. (a) (b)	4,425	32,170
OncoMed Pharmaceuticals, Inc. (a) (b)	217	2,671
Ophthotech Corp. (a) (b)	567	28,934
OPKO Health, Inc. (a) (b)	5,035	47,027
Organovo Holdings, Inc. (a)	975	3,627
Osiris Therapeutics, Inc. (a) (b)	246	1,252
Otonomy, Inc. (a) (b)	292	4,637
PDL BioPharma, Inc.	2,605	8,180
Pfenex, Inc. (a) (b)	274	2,293
Portola Pharmaceuticals, Inc. (a) (b)	800	18,880
Progenics Pharmaceuticals, Inc. (a) (b)	1,042	4,397
Prothena Corp. PLC (a)	540	18,878
Puma Biotechnology, Inc. (a)	186	5,541
Radius Health, Inc. (a) (b)	517	19,000
Raptor Pharmaceutical Corp. (a) (b)	1,235	6,632
Regulus Therapeutics, Inc. (a) (b)	760	2,196
Repligen Corp. (a) (b)	500	13,680
Retrophin, Inc. (a) (b)	543	9,671
Rigel Pharmaceuticals, Inc. (a)	1,460	3,256
Sage Therapeutics, Inc. (a) (b)	629	18,952
Sangamo BioSciences, Inc. (a) (b)	1,059	6,132
Sarepta Therapeutics, Inc. (a) (b)	649	12,376
Seattle Genetics, Inc. (a) (b)	1,704	68,859
Seres Therapeutics, Inc. (a)	167	4,851
Sorrento Therapeutics, Inc. (a) (b)	415	2,324
Spark Therapeutics, Inc. (a) (b)	337	17,231
Spectrum Pharmaceuticals, Inc. (a)	1,019	6,695
Stemline Therapeutics, Inc. (a) (b)	231	1,564
Synergy Pharmaceuticals, Inc. (a) (b)	4,307	16,367

T2 Biosystems, Inc. (a) (b)	1,285	10,139
TESARO, Inc. (a) (b)	545	45,807
TG Therapeutics, Inc. (a) (b)	2,033	12,320
Tokai Pharmaceuticals, Inc. (a)	85	468
Trevena, Inc. (a) (b)	344	2,167
Trovagene, Inc. (a) (b)	344	1,558
Ultragenyx Pharmaceutical, Inc. (a) (b)	587	28,710
United Therapeutics Corp. (a) (b)	735	77,851
Vanda Pharmaceuticals, Inc. (a) (b)	683	7,643
Versartis, Inc. (a) (b)	367	4,059
Vitae Pharmaceuticals, Inc. (a) (b)	252	2,719
Vital Therapies, Inc. (a)	291	1,804
XBiotech, Inc. (a) (b)	370	7,740
Xencor, Inc. (a)	446	8,470
Zafgen, Inc. (a)	308	1,845
ZIOPHARM Oncology, Inc. (a) (b)	1,988	10,914

		2,428,368

BUILDING PRODUCTS — 1.1%
AAON, Inc.	654	17,991
Advanced Drainage Systems, Inc. (b)	511	13,986
American Woodmark Corp. (a)	195	12,944
AO Smith Corp.	1,163	102,472
Apogee Enterprises, Inc.	434	20,116
Armstrong Flooring, Inc. (a) (b)	293	4,966
Armstrong World Industries, Inc. (a) (b)	687	26,896
Builders FirstSource, Inc. (a) (b)	2,163	24,334
Caesarstone, Ltd. (a)	600	20,856
Continental Building Products, Inc. (a)	446	9,915
Gibraltar Industries, Inc. (a)	508	16,038
Griffon Corp. (b)	482	8,126
Insteel Industries, Inc.	322	9,206
Lennox International, Inc. (b)	646	92,120
Masonite International Corp. (a)	545	36,046
NCI Building Systems, Inc. (a)	390	6,236
Nortek, Inc. (a)	156	9,252
Owens Corning	1,959	100,928
Patrick Industries, Inc. (a)	245	14,771
PGT, Inc. (a)	735	7,570
Ply Gem Holdings, Inc. (a)	251	3,657
Quanex Building Products Corp.	498	9,258
Simpson Manufacturing Co., Inc.	722	28,858
Trex Co., Inc. (a) (b)	530	23,808
Universal Forest Products, Inc.	313	29,012
USG Corp. (a) (b)	1,581	42,624

		691,986

CAPITAL MARKETS — 1.5%
Arlington Asset Investment Corp. Class A (b)	337	4,384
Artisan Partners Asset Management, Inc. Class A (b)	592	16,386
Associated Capital Group, Inc. Class A	117	3,355
BGC Partners, Inc. Class A	3,097	26,975
Calamos Asset Management, Inc. Class A	313	2,288
Cohen & Steers, Inc.	321	12,981
Cowen Group, Inc. Class A (a) (b)	1,658	4,908
Diamond Hill Investment Group, Inc.	69	13,001
Eaton Vance Corp. (b)	1,921	67,888
Evercore Partners, Inc. Class A	585	25,851

See accompanying notes to financial statements.

SPDR Russell Small Cap Completeness ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Federated Investors, Inc. Class B	1,560	$44,897
Fifth Street Asset Management, Inc. (b)	70	283
Financial Engines, Inc.	829	21,446
GAMCO Investors, Inc. Class A	117	3,834
Greenhill & Co., Inc. (b)	436	7,020
Houlihan Lokey, Inc. (b)	167	3,736
Interactive Brokers Group, Inc. Class A (b)	982	34,763
INTL. FCStone, Inc. (a)	191	5,212
Investment Technology Group, Inc. (b)	539	9,012
Janus Capital Group, Inc. (b)	2,412	33,575
KCG Holdings, Inc. Class A (a)	742	9,869
Ladenburg Thalmann Financial Services, Inc. (a)	1,710	4,036
Lazard, Ltd. Class A	2,037	60,662
LPL Financial Holdings, Inc. (b)	1,290	29,064
Medley Management, Inc. Class A	85	500
Moelis & Co. Class A (b)	297	6,682
NorthStar Asset Management Group, Inc.	3,115	31,804
OM Asset Management PLC (b)	338	4,512
Oppenheimer Holdings, Inc. Class A	195	3,015
Piper Jaffray Cos. (a)	246	9,274
Pzena Investment Management, Inc. Class A	192	1,461
Raymond James Financial, Inc.	2,060	101,558
Safeguard Scientifics, Inc. (a)	322	4,022
SEI Investments Co.	2,242	107,863
Stifel Financial Corp. (a)	1,102	34,658
TD Ameritrade Holding Corp. (b)	4,268	121,531
Virtu Financial, Inc. Class A (b)	274	4,932
Virtus Investment Partners, Inc. (b)	100	7,118
Waddell & Reed Financial, Inc. Class A (b)	1,382	23,798
Westwood Holdings Group, Inc.	131	6,786
WisdomTree Investments, Inc. (b)	1,715	16,790

		931,730

CHEMICALS — 2.5%
A Schulman, Inc.	431	10,525
American Vanguard Corp.	512	7,736
Ashland, Inc.	1,003	115,114
Axalta Coating Systems, Ltd. (a)	3,118	82,721
Axiall Corp.	1,179	38,447
Balchem Corp.	557	33,225
Cabot Corp.	1,029	46,984
Calgon Carbon Corp.	816	10,730
Celanese Corp. Series A	2,480	162,316
Chase Corp.	131	7,738
Chemours Co.	2,992	24,654
Chemtura Corp. (a)	1,082	28,543
Ferro Corp. (a)	1,069	14,303
Flotek Industries, Inc. (a) (b)	835	11,022
FutureFuel Corp.	386	4,200
GCP Applied Technologies, Inc. (a)	1,119	29,139
Hawkins, Inc. (b)	166	7,206
HB Fuller Co.	778	34,224
Huntsman Corp.	3,270	43,982
Ingevity Corp. (a)	700	23,828
Innophos Holdings, Inc.	300	12,663
Innospec, Inc.	377	17,338
KMG Chemicals, Inc.	123	3,197

Koppers Holdings, Inc. (a)	310	9,526
Kraton Performance Polymers, Inc. (a)	497	13,881
Kronos Worldwide, Inc. (b)	344	1,806
LSB Industries, Inc. (a) (b)	430	5,194
Minerals Technologies, Inc.	563	31,979
NewMarket Corp. (b)	128	53,041
Olin Corp.	2,709	67,292
OMNOVA Solutions, Inc. (a)	835	6,054
Platform Specialty Products Corp. (a)	3,222	28,611
PolyOne Corp.	1,399	49,301
Quaker Chemical Corp.	224	19,981
Rayonier Advanced Materials, Inc.	665	9,037
RPM International, Inc.	2,195	109,640
Scotts Miracle-Gro Co. Class A (b)	699	48,867
Sensient Technologies Corp.	793	56,335
Stepan Co.	321	19,109
Trecora Resources (a)	313	3,265
Tredegar Corp.	369	5,948
Trinseo SA (a)	176	7,556
Valspar Corp.	1,287	139,035
Westlake Chemical Corp.	677	29,057
WR Grace & Co.	1,219	89,243

		1,573,593

COMMERCIAL SERVICES & SUPPLIES — 1.6%
ABM Industries, Inc.	908	33,124
ACCO Brands Corp. (a)	1,657	17,117
ARC Document Solutions, Inc. (a)	637	2,478
Brady Corp. Class A	760	23,226
Brink’s Co.	750	21,368
Casella Waste Systems, Inc. Class A (a)	634	4,977
CECO Environmental Corp.	368	3,216
Clean Harbors, Inc. (a) (b)	947	49,348
Copart, Inc. (a) (b)	1,825	89,443
Covanta Holding Corp. (b)	1,762	28,985
Deluxe Corp. (b)	827	54,888
Ennis, Inc.	449	8,612
Essendant, Inc.	656	20,047
G&K Services, Inc. Class A	313	23,966
Healthcare Services Group, Inc. (b)	1,163	48,125
Heritage-Crystal Clean, Inc. (a)	121	1,477
Herman Miller, Inc.	921	27,529
HNI Corp.	780	36,262
InnerWorkings, Inc. (a)	431	3,564
Interface, Inc.	1,024	15,616
KAR Auction Services, Inc.	2,292	95,668
Kimball International, Inc. Class B	576	6,555
Knoll, Inc.	754	18,307
Matthews International Corp. Class A	570	31,715
McGrath RentCorp	370	11,318
Mobile Mini, Inc.	738	25,564
MSA Safety, Inc.	436	22,903
Multi-Color Corp.	187	11,856
NL Industries, Inc. (a)	115	296
Quad/Graphics, Inc.	450	10,481
Rollins, Inc.	1,500	43,905
RR Donnelley & Sons Co.	3,471	58,729
SP Plus Corp. (a)	252	5,690
Steelcase, Inc. Class A	1,245	16,895
Team, Inc. (a) (b)	446	11,074

See accompanying notes to financial statements.

SPDR Russell Small Cap Completeness ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Tetra Tech, Inc.	1,011	$31,083
TRC Cos., Inc. (a)	274	1,732
UniFirst Corp.	254	29,393
US Ecology, Inc.	321	14,750
Viad Corp.	310	9,610
VSE Corp.	64	4,275
West Corp.	802	15,767

		990,934

COMMUNICATIONS EQUIPMENT — 1.4%
ADTRAN, Inc.	811	15,125
Aerohive Networks, Inc. (a)	344	2,277
Applied Optoelectronics, Inc. (a) (b)	259	2,888
Arista Networks, Inc. (a)	604	38,885
ARRIS International PLC (a)	2,970	62,251
Bel Fuse, Inc. Class B	195	3,467
Black Box Corp.	251	3,283
Brocade Communications Systems, Inc.	7,538	69,199
CalAmp Corp. (a)	570	8,442
Calix, Inc. (a)	705	4,872
Ciena Corp. (a)	2,004	37,575
Clearfield, Inc. (a)	229	4,097
CommScope Holding Co., Inc. (a)	1,734	53,806
Comtech Telecommunications Corp.	246	3,159
Digi International, Inc. (a)	449	4,818
EchoStar Corp. Class A Class A (a)	683	27,115
EMCORE Corp. (a)	344	2,043
Extreme Networks, Inc. (a)	1,596	5,410
Finisar Corp. (a)	1,612	28,226
Harmonic, Inc. (a) (b)	882	2,514
Infinera Corp. (a) (b)	2,143	24,173
InterDigital, Inc.	612	34,076
Ixia (a)	953	9,358
KVH Industries, Inc. (a)	251	1,933
Lumentum Holdings, Inc. (a)	698	16,892
NETGEAR, Inc. (a)	533	25,339
NetScout Systems, Inc. (a) (b)	1,502	33,419
Oclaro, Inc. (a) (b)	1,595	7,784
Palo Alto Networks, Inc. (a)	1,516	185,922
Plantronics, Inc.	524	23,056
Polycom, Inc. (a)	2,288	25,740
ShoreTel, Inc. (a)	1,026	6,864
Sonus Networks, Inc. (a)	772	6,709
Ubiquiti Networks, Inc. (a) (b)	450	17,397
ViaSat, Inc. (a) (b)	667	47,624
Viavi Solutions, Inc. (a)	3,791	25,134

		870,872

CONSTRUCTION & ENGINEERING — 0.7%
AECOM (a) (b)	2,447	77,741
Aegion Corp. (a)	558	10,887
Ameresco, Inc. Class A (a)	313	1,368
Argan, Inc.	176	7,343
Chicago Bridge & Iron Co. NV	1,560	54,023
Comfort Systems USA, Inc.	570	18,565
Dycom Industries, Inc. (a) (b)	526	47,214
EMCOR Group, Inc.	1,047	51,575
Granite Construction, Inc.	646	29,425
Great Lakes Dredge & Dock Corp. (a)	1,022	4,456
HC2 Holdings, Inc. (a)	274	1,178

KBR, Inc.	2,375	31,445
MasTec, Inc. (a)	1,029	22,967
MYR Group, Inc. (a)	305	7,344
NV5 Global, Inc. (a)	70	1,991
Orion Group Holdings, Inc. (a)	441	2,342
Primoris Services Corp. (b)	564	10,676
Tutor Perini Corp. (a)	556	13,094
Valmont Industries, Inc.	390	52,755

		446,389

CONSTRUCTION MATERIALS — 0.2%
Eagle Materials, Inc.	778	60,023
Headwaters, Inc. (a)	1,132	20,308
Summit Materials, Inc. Class A (a)	1,320	27,007
United States Lime & Minerals, Inc. (b)	43	2,537
US Concrete, Inc. (a) (b)	289	17,603

		127,478

CONSUMER FINANCE — 0.6%
Ally Financial, Inc. (a)	7,797	133,095
Cash America International, Inc.	432	18,412
Credit Acceptance Corp. (a) (b)	128	23,690
Encore Capital Group, Inc. (a) (b)	375	8,824
Enova International, Inc. (a) (b)	545	4,011
EZCORP, Inc. Class A (a) (b)	792	5,988
First Cash Financial Services, Inc.	425	21,815
Green Dot Corp. (Class A) (a)	752	17,288
LendingClub Corp. (a) (b)	6,334	27,236
Nelnet, Inc. Class A	367	12,753
OneMain Holdings, Inc. (a) (b)	445	10,155
PRA Group, Inc. (a) (b)	756	18,250
Regional Management Corp. (a)	164	2,404
Santander Consumer USA Holdings, Inc. (a) (b)	1,363	14,080
SLM Corp. (a)	6,775	41,870
World Acceptance Corp. (a) (b)	84	3,830

		363,701

CONTAINERS & PACKAGING — 1.0%
AEP Industries, Inc.	59	4,747
AptarGroup, Inc. (b)	751	59,427
Bemis Co., Inc.	1,564	80,530
Berry Plastics Group, Inc. (a)	1,917	74,476
Crown Holdings, Inc. (a)	2,281	115,578
Graphic Packaging Holding Co.	5,184	65,007
Greif, Inc. Class A	496	18,486
Multi Packaging Solutions International, Ltd. (a)	376	5,020
Myers Industries, Inc.	420	6,048
Packaging Corp. of America	1,575	105,415
Silgan Holdings, Inc. (b)	709	36,485
Sonoco Products Co.	1,609	79,903

		651,122

DISTRIBUTORS — 0.2%
Core-Mark Holding Co., Inc.	736	34,489
Pool Corp. (b)	700	65,821
Weyco Group, Inc.	131	3,639

		103,949

See accompanying notes to financial statements.

SPDR Russell Small Cap Completeness ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

DIVERSIFIED CONSUMER SERVICES — 0.7%
American Public Education, Inc. (a)	242	$6,800
Ascent Capital Group, Inc. Class A (a) (b)	131	2,016
Bridgepoint Education, Inc. (a)	321	2,324
Bright Horizons Family Solutions, Inc. (a)	600	39,786
Cambium Learning Group, Inc. (a)	207	934
Capella Education Co.	192	10,107
Career Education Corp. (a)	960	5,712
Carriage Services, Inc.	251	5,944
Chegg, Inc. (a)	1,125	5,625
Collectors Universe, Inc.	88	1,738
DeVry Education Group, Inc.	1,004	17,911
Graham Holdings Co. Class B	54	26,435
Grand Canyon Education, Inc. (a)	726	28,982
Houghton Mifflin Harcourt Co. (a)	2,062	32,229
K12, Inc. (a)	536	6,695
Liberty Tax, Inc.	59	786
LifeLock, Inc. (a) (b)	1,449	22,909
Regis Corp. (a)	679	8,453
Service Corp. International	3,251	87,907
ServiceMaster Global Holdings, Inc. (a)	2,510	99,898
Sotheby’s (b)	942	25,811
Strayer Education, Inc. (a)	192	9,433
Weight Watchers International, Inc. (a) (b)	421	4,896

		453,331

DIVERSIFIED FINANCIAL SERVICES — 0.8%
BBX Capital Corp. Class A (a)	56	861
CBOE Holdings, Inc.	1,406	93,668
FactSet Research Systems, Inc. (b)	657	106,053
FNFV Group (a) (b)	1,234	14,154
GAIN Capital Holdings, Inc.	359	2,269
MarketAxess Holdings, Inc. (b)	587	85,350
Marlin Business Services Corp.	123	2,005
Morningstar, Inc.	301	24,616
MSCI, Inc.	1,504	115,988
NewStar Financial, Inc. (a)	449	3,780
On Deck Capital, Inc. (a) (b)	1,507	7,761
PICO Holdings, Inc. (a)	383	3,623
Resource America, Inc. Class A	187	1,818
Tiptree Financial, Inc. Class A	415	2,274
Voya Financial, Inc.	2,261	55,982

		520,202

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.8%
8x8, Inc. (a)	1,317	19,241
ATN International, Inc.	180	14,006
Cincinnati Bell, Inc. (a)	3,152	14,405
Cogent Communications Holdings, Inc.	740	29,644
Consolidated Communications Holdings, Inc. (b)	799	21,765
FairPoint Communications, Inc. (a)	322	4,727
General Communication, Inc. Class A (a)	500	7,900
Globalstar, Inc. (a) (b)	7,082	8,569
Hawaiian Telcom Holdco, Inc. (a)	195	4,132
IDT Corp. Class B	252	3,576
Inteliquent, Inc.	510	10,144
Intelsat SA (a)	51	131
Iridium Communications, Inc. (a) (b)	1,254	11,135
Lumos Networks Corp. (a)	249	3,013

ORBCOMM, Inc. (a) (b)	985	9,801
pdvWireless, Inc. (a)	207	4,428
SBA Communications Corp. Class A Class A (a)	2,046	220,845
Straight Path Communications, Inc. Class B (a) (b)	137	3,791
Vonage Holdings Corp. (a)	2,938	17,922
Windstream Holdings, Inc. (b)	1,566	14,517
Zayo Group Holdings, Inc. (a) (b)	2,312	64,574

		488,266

ELECTRIC UTILITIES — 1.4%
ALLETE, Inc.	767	49,571
Avangrid, Inc. (b)	966	44,494
El Paso Electric Co.	625	29,544
Empire District Electric Co.	695	23,609
Genie Energy, Ltd. Class B (a)	207	1,401
Great Plains Energy, Inc.	2,497	75,909
Hawaiian Electric Industries, Inc.	1,732	56,792
IDACORP, Inc.	783	63,697
ITC Holdings Corp.	2,559	119,812
MGE Energy, Inc.	566	31,988
OGE Energy Corp. (b)	3,284	107,551
Otter Tail Corp.	560	18,754
PNM Resources, Inc.	1,259	44,619
Portland General Electric Co.	1,450	63,974
Westar Energy, Inc.	2,273	127,493

		859,208

ELECTRICAL EQUIPMENT — 0.5%
Allied Motion Technologies, Inc.	70	1,628
AZZ, Inc.	463	27,771
Babcock & Wilcox Enterprises, Inc. (a) (b)	811	11,914
Encore Wire Corp.	310	11,557
Energous Corp. (a) (b)	600	7,770
EnerSys	752	44,721
FuelCell Energy, Inc. (a) (b)	221	1,375
Generac Holdings, Inc. (a)	1,162	40,623
General Cable Corp. (b)	755	9,596
Hubbell, Inc.	665	70,138
LSI Industries, Inc.	386	4,273
Plug Power, Inc. (a) (b)	2,569	4,778
Powell Industries, Inc.	161	6,334
Power Solutions International, Inc. (a)	54	964
Preformed Line Products Co.	69	2,787
Regal Beloit Corp. (b)	722	39,746
SolarCity Corp. (a) (b)	942	22,542
Sunrun, Inc. (a) (b)	1,452	8,610
Thermon Group Holdings, Inc. (a) (b)	512	9,835
Vicor Corp. (a)	322	3,243

		330,205

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.6%
Agilysys, Inc. (a)	258	2,701
Anixter International, Inc. (a)	438	23,337
Arrow Electronics, Inc. (a)	1,542	95,450
Avnet, Inc.	2,168	87,826
AVX Corp.	723	9,818
Badger Meter, Inc.	245	17,892
Belden, Inc.	703	42,440

See accompanying notes to financial statements.

SPDR Russell Small Cap Completeness ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Benchmark Electronics, Inc. (a)	797	$16,857
CDW Corp.	2,164	86,733
Cognex Corp.	1,375	59,262
Coherent, Inc. (a)	374	34,326
Control4 Corp. (a)	176	1,436
CTS Corp.	506	9,067
Daktronics, Inc.	641	4,006
Dolby Laboratories, Inc. Class A (b)	848	40,577
DTS, Inc. (a)	233	6,163
Electro Rent Corp.	321	4,947
ePlus, Inc. (a)	83	6,789
Fabrinet (a)	616	22,866
FARO Technologies, Inc. (a)	289	9,777
FEI Co.	674	72,037
Fitbit, Inc. Class A (a) (b)	2,369	28,949
II-VI, Inc. (a)	858	16,096
Ingram Micro, Inc. Class A	2,431	84,550
Insight Enterprises, Inc. (a)	588	15,288
InvenSense, Inc. (a)	1,130	6,927
IPG Photonics Corp. (a) (b)	534	42,720
Itron, Inc. (a)	658	28,360
Jabil Circuit, Inc.	3,049	56,315
Keysight Technologies, Inc. (a)	2,761	80,317
Kimball Electronics, Inc. (a)	432	5,378
Knowles Corp. (a)	1,310	17,921
Littelfuse, Inc.	368	43,494
Mesa Laboratories, Inc. (b)	69	8,487
Methode Electronics, Inc.	587	20,093
MTS Systems Corp.	251	11,004
Multi-Fineline Electronix, Inc. (a)	123	2,854
National Instruments Corp. (b)	1,822	49,923
Novanta, Inc. (a)	511	7,742
OSI Systems, Inc. (a) (b)	313	18,195
Park Electrochemical Corp.	305	4,432
PC Connection, Inc.	117	2,785
Plexus Corp. (a)	527	22,766
QLogic Corp. (a)	1,282	18,897
Rofin-Sinar Technologies, Inc. (a)	433	13,830
Rogers Corp. (a)	273	16,680
Sanmina Corp. (a)	1,283	34,397
ScanSource, Inc. (a)	436	16,180
SYNNEX Corp.	449	42,574
Systemax, Inc. (a) (b)	192	1,638
Tech Data Corp. (a)	572	41,098
Trimble Navigation, Ltd. (a)	4,221	102,824
TTM Technologies, Inc. (a)	929	6,995
Universal Display Corp. (a) (b)	625	42,375
VeriFone Systems, Inc. (a)	399	7,397
Vishay Intertechnology, Inc. (b)	2,105	26,081
Vishay Precision Group, Inc. (a)	187	2,509
Zebra Technologies Corp. Class A (a) (b)	861	43,136

		1,645,514

ENERGY EQUIPMENT & SERVICES — 1.1%
Archrock, Inc.	2,148	20,234
Atwood Oceanics, Inc. (b)	963	12,057
Dril-Quip, Inc. (a) (b)	617	36,051
Ensco PLC Class A	4,965	48,210
Era Group, Inc. (a)	310	2,914
Exterran Corp. (a)	524	6,733

Fairmount Santrol Holdings, Inc. (a) (b)	1,011	7,795
Forum Energy Technologies, Inc. (a) (b)	895	15,492
Frank’s International NV (b)	557	8,138
Geospace Technologies Corp. (a)	200	3,274
Helix Energy Solutions Group, Inc. (a)	1,642	11,100
Hornbeck Offshore Services, Inc. (a)	724	6,038
Independence Contract Drilling, Inc. (a)	88	478
Matrix Service Co. (a)	449	7,404
McDermott International, Inc. (a) (b)	3,588	17,725
Nabors Industries, Ltd.	4,975	49,999
Natural Gas Services Group, Inc. (a)	187	4,282
Newpark Resources, Inc. (a) (b)	1,214	7,029
Noble Corp. PLC	3,882	31,988
Oceaneering International, Inc.	1,601	47,806
Oil States International, Inc. (a) (b)	800	26,304
Parker Drilling Co. (a)	2,039	4,669
Patterson-UTI Energy, Inc.	2,390	50,955
PHI, Inc. NVDR (a)	185	3,308
Pioneer Energy Services Corp. (a)	1,091	5,019
RigNet, Inc. (a)	187	2,504
Rowan Cos. PLC Class A (b)	2,064	36,450
RPC, Inc.	829	12,874
SEACOR Holdings, Inc. (a) (b)	328	19,008
Seadrill, Ltd. (a) (b)	3,569	11,564
Superior Energy Services, Inc.	2,472	45,509
Tesco Corp. (b)	2,011	13,454
TETRA Technologies, Inc. (a)	1,338	8,523
Unit Corp. (a) (b)	758	11,794
US Silica Holdings, Inc.	1,016	35,022
Weatherford International PLC (a)	14,131	78,427

		710,131

FOOD & STAPLES RETAILING — 0.7%
Andersons, Inc.	438	15,567
Casey’s General Stores, Inc.	600	78,906
Chefs’ Warehouse, Inc. (a) (b)	258	4,128
Ingles Markets, Inc. Class A Class A	185	6,900
Natural Grocers by Vitamin Cottage, Inc. (a) (b)	121	1,579
Performance Food Group Co. (a)	282	7,589
PriceSmart, Inc. (b)	313	29,287
Rite Aid Corp. (a)	16,000	119,840
Smart & Final Stores, Inc. (a)	374	5,569
SpartanNash Co.	642	19,632
Sprouts Farmers Market, Inc. (a) (b)	2,463	56,403
SUPERVALU, Inc. (a)	3,900	18,408
United Natural Foods, Inc. (a)	783	36,644
US Foods Holding Corp. (a)	700	16,968
Village Super Market, Inc. Class A	131	3,785
Weis Markets, Inc.	192	9,706

		430,911

FOOD PRODUCTS — 2.0%
Alico, Inc. (b)	69	2,087
Amplify Snack Brands, Inc. (a) (b)	252	3,717
B&G Foods, Inc. (b)	1,059	51,044
Blue Buffalo Pet Products, Inc. (a) (b)	586	13,677
Bunge, Ltd.	2,062	121,967
Cal-Maine Foods, Inc. (b)	496	21,983
Calavo Growers, Inc.	225	15,075

See accompanying notes to financial statements.

SPDR Russell Small Cap Completeness ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Darling Ingredients, Inc. (a)	2,652	$39,515
Dean Foods Co. (b)	1,598	28,908
Farmer Brothers Co. (a)	133	4,264
Flowers Foods, Inc. (b)	2,803	52,556
Fresh Del Monte Produce, Inc.	595	32,386
Freshpet, Inc. (a) (b)	335	3,126
Hain Celestial Group, Inc. (a)	1,661	82,635
Ingredion, Inc.	1,130	146,233
Inventure Foods, Inc. (a) (b)	258	2,015
J&J Snack Foods Corp. (b)	254	30,295
John B Sanfilippo & Son, Inc.	123	5,243
Lancaster Colony Corp.	304	38,793
Landec Corp. (a) (b)	449	4,831
Lifeway Foods, Inc. (a)	59	571
Limoneira Co. (b)	195	3,436
Omega Protein Corp. (a)	313	6,257
Pilgrim’s Pride Corp. (b)	985	25,098
Pinnacle Foods, Inc.	1,932	89,432
Post Holdings, Inc. (a)	1,005	83,103
Sanderson Farms, Inc. (b)	390	33,790
Seaboard Corp. (a)	5	14,353
Seneca Foods Corp. Class A (a)	123	4,454
Snyder’s-Lance, Inc.	1,154	39,109
Tootsie Roll Industries, Inc. (b)	270	10,403
TreeHouse Foods, Inc. (a) (b)	935	95,978
WhiteWave Foods Co. (a)	2,863	134,389

		1,240,723

GAS UTILITIES — 1.3%
Atmos Energy Corp.	1,633	132,795
Chesapeake Utilities Corp.	252	16,677
National Fuel Gas Co.	1,335	75,935
New Jersey Resources Corp.	1,400	53,970
Northwest Natural Gas Co.	428	27,743
ONE Gas, Inc.	883	58,799
Piedmont Natural Gas Co., Inc.	809	48,637
Questar Corp.	2,907	73,750
South Jersey Industries, Inc. (b)	1,285	40,632
Southwest Gas Corp.	763	60,056
Spire, Inc. (b)	768	54,405
UGI Corp.	2,831	128,103
WGL Holdings, Inc.	834	59,039

		830,541

HEALTH CARE EQUIPMENT & SUPPLIES — 3.0%
Abaxis, Inc. (b)	368	17,381
Abiomed, Inc. (a)	634	69,290
Accuray, Inc. (a)	1,278	6,633
Alere, Inc. (a)	1,379	57,477
Align Technology, Inc. (a)	1,296	104,393
Analogic Corp.	187	14,855
AngioDynamics, Inc. (a)	386	5,547
Anika Therapeutics, Inc. (a)	225	12,071
AtriCure, Inc. (a) (b)	390	5,511
Atrion Corp.	24	10,269
Avinger, Inc. (a)	600	7,158
Cantel Medical Corp.	541	37,183
Cardiovascular Systems, Inc. (a) (b)	432	7,938
Cerus Corp. (a) (b)	1,628	10,159
ConforMIS, Inc. (a) (b)	1,267	8,894

CONMED Corp.	436	20,810
Cooper Cos., Inc. (b)	745	127,820
Corindus Vascular Robotics, Inc. (a)	344	492
CryoLife, Inc.	439	5,185
Cutera, Inc. (a)	207	2,320
Cynosure, Inc. Class A (a)	416	20,236
DexCom, Inc. (a) (b)	1,261	100,035
Endologix, Inc. (a) (b)	1,058	13,183
Entellus Medical, Inc. (a)	70	1,279
Exactech, Inc. (a)	198	5,295
GenMark Diagnostics, Inc. (a) (b)	649	5,646
Glaukos Corp. (a)	485	14,143
Globus Medical, Inc. Class A (a) (b)	1,046	24,926
Haemonetics Corp. (a)	843	24,439
Halyard Health, Inc. (a)	710	23,089
HeartWare International, Inc. (a) (b)	274	15,823
Hill-Rom Holdings, Inc.	916	46,212
ICU Medical, Inc. (a)	210	23,677
IDEXX Laboratories, Inc. (a) (b)	1,515	140,683
Inogen, Inc. (a) (b)	222	11,124
Insulet Corp. (a) (b)	863	26,097
Integer Holdings Corp. (a)	374	11,568
Integra LifeSciences Holdings Corp. (a) (b)	485	38,693
Invacare Corp. (b)	510	6,186
InVivo Therapeutics Holdings Corp. (a) (b)	415	2,399
K2M Group Holdings, Inc. (a) (b)	314	4,873
LDR Holding Corp. (a)	387	14,300
LeMaitre Vascular, Inc.	207	2,954
Masimo Corp. (a)	758	39,806
Meridian Bioscience, Inc. (b)	632	12,324
Merit Medical Systems, Inc. (a)	695	13,782
Natus Medical, Inc. (a)	511	19,316
Neogen Corp. (a)	587	33,019
Nevro Corp. (a)	560	41,306
Novocure, Ltd. (a) (b)	1,188	13,864
NuVasive, Inc. (a)	826	49,329
NxStage Medical, Inc. (a)	956	20,726
OraSure Technologies, Inc. (a)	960	5,674
Orthofix International NV (a)	313	13,271
Oxford Immunotec Global PLC (a) (b)	258	2,322
Penumbra, Inc. (a)	494	29,393
Quidel Corp. (a) (b)	436	7,787
ResMed, Inc. (b)	2,329	147,263
Rockwell Medical, Inc. (a) (b)	765	5,791
RTI Surgical, Inc. (a)	953	3,421
Second Sight Medical Products, Inc. (a)	241	863
Spectranetics Corp. (a) (b)	621	11,619
STAAR Surgical Co. (a) (b)	638	3,515
SurModics, Inc. (a)	182	4,273
Tandem Diabetes Care, Inc. (a) (b)	160	1,206
Teleflex, Inc.	644	114,188
TransEnterix, Inc. (a)	415	506
Utah Medical Products, Inc.	64	4,032
Vascular Solutions, Inc. (a)	246	10,248
Veracyte, Inc. (a)	207	1,041
West Pharmaceutical Services, Inc.	1,200	91,056
Wright Medical Group NV (a)	1,436	24,943

See accompanying notes to financial statements.

SPDR Russell Small Cap Completeness ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Zeltiq Aesthetics, Inc. (a)	482	$13,173

		1,847,303

HEALTH CARE PROVIDERS & SERVICES — 2.1%
AAC Holdings, Inc. (a) (b)	85	1,940
Acadia Healthcare Co., Inc. (a) (b)	1,403	77,726
Aceto Corp. (b)	439	9,610
Addus HomeCare Corp. (a)	125	2,179
Adeptus Health, Inc. Class A (a) (b)	288	14,878
Air Methods Corp. (a) (b)	589	21,104
Almost Family, Inc. (a)	123	5,241
Amedisys, Inc. (a) (b)	517	26,098
AMN Healthcare Services, Inc. (a)	791	31,616
Amsurg Corp. (a)	906	70,251
BioScrip, Inc. (a) (b)	1,704	4,345
BioTelemetry, Inc. (a)	445	7,253
Brookdale Senior Living, Inc. (a) (b)	2,931	45,255
Capital Senior Living Corp. (a)	433	7,651
Chemed Corp. (b)	275	37,485
Civitas Solutions, Inc. (a)	167	3,479
Community Health Systems, Inc. (a)	1,795	21,630
CorVel Corp. (a)	120	5,182
Cross Country Healthcare, Inc. (a)	441	6,139
Diplomat Pharmacy, Inc. (a) (b)	613	21,455
Ensign Group, Inc.	872	18,321
Envision Healthcare Holdings, Inc. (a)	2,993	75,932
ExamWorks Group, Inc. (a)	662	23,071
Genesis Healthcare, Inc. (a) (b)	565	1,000
HealthEquity, Inc. (a) (b)	609	18,504
HealthSouth Corp. (b)	1,460	56,677
Healthways, Inc. (a)	490	5,659
Kindred Healthcare, Inc. (b)	1,248	14,090
Landauer, Inc. (b)	171	7,038
LHC Group, Inc. (a)	187	8,093
LifePoint Health, Inc. (a)	696	45,498
Magellan Health, Inc. (a)	441	29,005
MEDNAX, Inc. (a) (b)	1,560	112,991
Molina Healthcare, Inc. (a) (b)	601	29,990
National HealthCare Corp.	178	11,524
National Research Corp. Class A	198	2,713
Nobilis Health Corp. (a) (b)	481	1,073
Owens & Minor, Inc.	1,009	37,716
PharMerica Corp. (a)	442	10,900
Premier, Inc. Class A (a) (b)	642	20,993
Providence Service Corp. (a)	195	8,752
Quorum Health Corp. (a)	448	4,798
RadNet, Inc. (a)	530	2,830
Select Medical Holdings Corp. (a) (b)	1,597	17,359
Surgery Partners, Inc. (a)	282	5,048
Surgical Care Affiliates, Inc. (a)	367	17,495
Team Health Holdings, Inc. (a) (b)	1,192	48,479
Teladoc, Inc. (a) (b)	167	2,675
Tenet Healthcare Corp. (a) (b)	1,700	46,988
Triple-S Management Corp. Class B (a)	375	9,161
Universal American Corp.	634	4,806
US Physical Therapy, Inc.	187	11,259
VCA, Inc. (a)	1,340	90,597
WellCare Health Plans, Inc. (a)	679	72,843

		1,294,395

HEALTH CARE TECHNOLOGY — 0.6%
Allscripts Healthcare Solutions, Inc. (a)	3,026	38,430
athenahealth, Inc. (a) (b)	591	81,564
Castlight Health, Inc. Class B (a)	595	2,356
Computer Programs & Systems, Inc.	192	7,665
Evolent Health, Inc. Class A (a) (b)	252	4,838
HealthStream, Inc. (a)	393	10,422
HMS Holdings Corp. (a)	1,327	23,369
Imprivata, Inc. (a) (b)	70	980
IMS Health Holdings, Inc. (a) (b)	2,184	55,386
Inovalon Holdings, Inc. Class A (a) (b)	1,315	23,683
Medidata Solutions, Inc. (a) (b)	940	44,058
Omnicell, Inc. (a)	572	19,580
Press Ganey Holdings, Inc. (a)	137	5,391
Quality Systems, Inc.	774	9,218
Veeva Systems, Inc. Class A (a) (b)	1,178	40,193
Vocera Communications, Inc. (a)	384	4,935

		372,068

HOTELS, RESTAURANTS & LEISURE — 3.5%
Aramark	3,099	103,569
Belmond, Ltd. Class A (a)	1,505	14,900
Biglari Holdings, Inc. (a)	29	11,697
BJ’s Restaurants, Inc. (a)	325	14,245
Bloomin’ Brands, Inc.	1,928	34,453
Bob Evans Farms, Inc. (b)	386	14,649
Bojangles’, Inc. (a)	137	2,322
Boyd Gaming Corp. (a) (b)	1,295	23,828
Brinker International, Inc. (b)	952	43,345
Buffalo Wild Wings, Inc. (a) (b)	291	40,434
Caesars Acquisition Co. Class A (a)	710	7,966
Caesars Entertainment Corp. (a) (b)	804	6,183
Carrols Restaurant Group, Inc. (a)	512	6,093
Cheesecake Factory, Inc. (b)	809	38,945
Choice Hotels International, Inc. (b)	626	29,810
Churchill Downs, Inc.	208	26,283
Chuy’s Holdings, Inc. (a) (b)	249	8,618
ClubCorp Holdings, Inc. (b)	665	8,645
Cracker Barrel Old Country Store, Inc. (b)	324	55,556
Dave & Buster’s Entertainment, Inc. (a) (b)	359	16,798
Del Frisco’s Restaurant Group, Inc. (a)	370	5,298
Denny’s Corp. (a)	1,269	13,616
Diamond Resorts International, Inc. (a) (b)	631	18,905
DineEquity, Inc.	280	23,738
Domino’s Pizza, Inc.	792	104,053
Dunkin’ Brands Group, Inc. (b)	1,608	70,141
El Pollo Loco Holdings, Inc. (a) (b)	256	3,328
Eldorado Resorts, Inc. (a)	415	6,306
Empire Resorts, Inc. (a) (b)	113	1,785
Extended Stay America, Inc.	897	13,410
Fiesta Restaurant Group, Inc. (a)	519	11,319
Fogo De Chao, Inc. (a)	23	300
Habit Restaurants, Inc. Class A (a) (b)	167	2,735
Hilton Worldwide Holdings, Inc. (b)	8,433	189,996
Hyatt Hotels Corp. Class A (a)	519	25,504
International Game Technology PLC (b)	1,580	29,609
International Speedway Corp. Class A	436	14,584
Interval Leisure Group, Inc.	1,928	30,655
Intrawest Resorts Holdings, Inc. (a)	321	4,167

See accompanying notes to financial statements.

SPDR Russell Small Cap Completeness ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Isle of Capri Casinos, Inc. (a)	302	$5,533
J Alexander’s Holdings, Inc. (a)	212	2,105
Jack in the Box, Inc.	538	46,225
Jamba, Inc. (a) (b)	246	2,531
Kona Grill, Inc. (a) (b)	137	1,469
Krispy Kreme Doughnuts, Inc. (a) (b)	974	20,415
La Quinta Holdings, Inc. (a) (b)	399	4,549
Las Vegas Sands Corp.	5,883	255,852
Marcus Corp.	321	6,773
Marriott Vacations Worldwide Corp. (b)	449	30,752
MGM Resorts International (a)	7,180	162,483
Monarch Casino & Resort, Inc. (a)	123	2,702
Noodles & Co. (a)	148	1,447
Norwegian Cruise Line Holdings, Ltd. (a) (b)	2,454	97,767
Panera Bread Co. Class A (a) (b)	382	80,961
Papa John’s International, Inc.	455	30,940
Penn National Gaming, Inc. (a)	1,279	17,842
Pinnacle Entertainment, Inc. (a) (b)	981	10,870
Planet Fitness, Inc. Class A (a)	252	4,758
Popeyes Louisiana Kitchen, Inc. (a)	383	20,927
Potbelly Corp. (a)	242	3,035
Red Robin Gourmet Burgers, Inc. (a)	245	11,620
Ruby Tuesday, Inc. (a)	1,016	3,668
Ruth’s Hospitality Group, Inc.	510	8,135
Scientific Games Corp. Class A (a) (b)	762	7,003
SeaWorld Entertainment, Inc. (b)	490	7,022
Shake Shack, Inc. Class A (a) (b)	470	17,122
Six Flags Entertainment Corp.	1,179	68,323
Sonic Corp.	798	21,586
Speedway Motorsports, Inc.	190	3,373
Texas Roadhouse, Inc. (b)	1,127	51,391
Vail Resorts, Inc.	561	77,547
Wendy’s Co.	3,323	31,967
Wingstop, Inc. (a)	85	2,316
Zoe’s Kitchen, Inc. (a)	297	10,772

		2,209,569

HOUSEHOLD DURABLES — 1.1%
Bassett Furniture Industries, Inc.	137	3,280
Beazer Homes USA, Inc. (a) (b)	450	3,487
CalAtlantic Group, Inc. (b)	1,221	44,823
Cavco Industries, Inc. (a)	131	12,275
Century Communities, Inc. (a)	274	4,751
CSS Industries, Inc.	123	3,298
Ethan Allen Interiors, Inc. (b)	364	12,027
Flexsteel Industries, Inc.	59	2,338
GoPro, Inc. Class A (a) (b)	307	3,319
Green Brick Partners, Inc. (a)	207	1,505
Helen of Troy, Ltd. (a)	446	45,867
Hooker Furniture Corp.	137	2,944
Hovnanian Enterprises, Inc. Class A (a) (b)	1,909	3,207
Installed Building Products, Inc. (a) (b)	297	10,778
iRobot Corp. (a) (b)	436	15,295
KB Home	1,230	18,708
La-Z-Boy, Inc.	793	22,061
LGI Homes, Inc. (a) (b)	229	7,314
Libbey, Inc.	305	4,846
Lifetime Brands, Inc.	195	2,845
M/I Homes, Inc. (a)	369	6,948

MDC Holdings, Inc.	658	16,016
Meritage Homes Corp. (a) (b)	679	25,490
NACCO Industries, Inc. Class A	59	3,304
New Home Co., Inc. (a)	160	1,526
NVR, Inc. (a)	64	113,942
Taylor Morrison Home Corp. Class A (a) (b)	534	7,925
Tempur Sealy International, Inc. (a) (b)	973	53,826
Toll Brothers, Inc. (a) (b)	2,831	76,182
TopBuild Corp. (a)	653	23,639
TRI Pointe Group, Inc. (a)	2,544	30,070
Tupperware Brands Corp. (b)	805	45,305
Universal Electronics, Inc. (a)	254	18,359
WCI Communities, Inc. (a)	217	3,667
William Lyon Homes Class A (a) (b)	258	4,159
ZAGG, Inc. (a)	415	2,179

		657,505

HOUSEHOLD PRODUCTS — 0.3%
Central Garden & Pet Co. Class A (a)	698	15,154
Energizer Holdings, Inc.	1,060	54,579
HRG Group, Inc. (a)	1,148	15,762
Oil-Dri Corp. of America	59	2,037
Orchids Paper Products Co. (b)	133	4,731
Spectrum Brands Holdings, Inc.	388	46,292
WD-40 Co.	251	29,480

		168,035

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.4%
Atlantic Power Corp.	2,038	5,054
Atlantica Yield PLC (b)	720	13,378
Calpine Corp. (a)	6,048	89,208
Dynegy, Inc. (a) (b)	1,912	32,963
NRG Yield, Inc. Class A (b)	522	7,945
NRG Yield, Inc. Class C	1,023	15,948
Ormat Technologies, Inc.	649	28,400
Pattern Energy Group, Inc. (b)	879	20,191
Talen Energy Corp. (a)	1,479	20,040
TerraForm Global, Inc. Class A (a) (b)	2,969	9,679
TerraForm Power, Inc. Class A (a) (b)	388	4,229
Vivint Solar, Inc. (a) (b)	252	774

		247,809

INDUSTRIAL CONGLOMERATES — 0.2%
Carlisle Cos., Inc.	1,071	113,183
Raven Industries, Inc.	560	10,607

		123,790

INSURANCE — 4.2%
Alleghany Corp. (a)	248	136,296
Allied World Assurance Co. Holdings AG	1,454	51,094
Ambac Financial Group, Inc. (a)	680	11,193
American Equity Investment Life Holding Co. (b)	1,240	17,670
American Financial Group, Inc.	1,091	80,658
American National Insurance Co.	143	16,180
AMERISAFE, Inc.	335	20,509
AmTrust Financial Services, Inc. (b)	1,350	33,075
Arch Capital Group, Ltd. (a)	1,488	107,136
Argo Group International Holdings, Ltd.	485	25,171

See accompanying notes to financial statements.

SPDR Russell Small Cap Completeness ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Aspen Insurance Holdings, Ltd.	1,046	$48,513
Assured Guaranty, Ltd.	2,303	58,427
Atlas Financial Holdings, Inc. (a)	176	3,031
Axis Capital Holdings, Ltd.	1,606	88,330
Baldwin & Lyons, Inc. Class B	117	2,885
Brown & Brown, Inc.	1,904	71,343
Citizens, Inc. (a) (b)	772	5,867
CNA Financial Corp.	517	16,244
CNO Financial Group, Inc.	3,084	53,847
Crawford & Co. Class B	449	3,812
Donegal Group, Inc. Class A	128	2,111
eHealth, Inc. (a)	313	4,388
EMC Insurance Group, Inc.	88	2,439
Employers Holdings, Inc.	508	14,742
Endurance Specialty Holdings, Ltd.	984	66,085
Enstar Group, Ltd. (a)	131	21,221
Erie Indemnity Co. Class A (b)	389	38,643
Everest Re Group, Ltd.	505	92,248
FBL Financial Group, Inc. Class A	148	8,979
Federated National Holding Co.	176	3,351
Fidelity & Guaranty Life (b)	160	3,709
First American Financial Corp.	1,716	69,018
FNF Group	4,563	171,112
Genworth Financial, Inc. Class A (a) (b)	7,699	19,863
Global Indemnity PLC (a)	117	3,221
Greenlight Capital Re, Ltd. Class A (a) (b)	436	8,790
Hallmark Financial Services, Inc. (a)	258	2,990
Hanover Insurance Group, Inc.	684	57,880
HCI Group, Inc. (b)	117	3,192
Heritage Insurance Holdings, Inc. (b)	359	4,297
Horace Mann Educators Corp.	628	21,220
Independence Holding Co. (b)	126	2,264
Infinity Property & Casualty Corp.	192	15,487
James River Group Holdings, Ltd.	137	4,653
Kemper Corp. (b)	668	20,695
Maiden Holdings, Ltd. (b)	824	10,086
Markel Corp. (a)	220	209,612
MBIA, Inc. (a)	2,159	14,746
Mercury General Corp.	464	24,666
National General Holdings Corp.	615	13,173
National Interstate Corp.	131	3,963
National Western Life Group, Inc. Class A	39	7,616
Navigators Group, Inc.	181	16,647
Old Republic International Corp.	4,201	81,037
OneBeacon Insurance Group, Ltd. Class A	385	5,313
Patriot National, Inc. (a)	137	1,121
Primerica, Inc. (b)	777	44,475
ProAssurance Corp.	872	46,696
Reinsurance Group of America, Inc.	1,027	99,609
RenaissanceRe Holdings, Ltd. (b)	667	78,332
RLI Corp.	679	46,702
Safety Insurance Group, Inc.	267	16,442
Selective Insurance Group, Inc.	880	33,625
State Auto Financial Corp.	254	5,565
State National Cos., Inc.	544	5,728
Stewart Information Services Corp.	369	15,280
Third Point Reinsurance, Ltd. (a) (b)	1,255	14,709
Trupanion, Inc. (a) (b)	274	3,630
United Fire Group, Inc.	310	13,153
United Insurance Holdings Corp. (b)	266	4,357

Universal Insurance Holdings, Inc. (b)	512	9,513
Validus Holdings, Ltd.	1,362	66,180
White Mountains Insurance Group, Ltd.	96	80,832
WMIH Corp. (a)	7,700	17,094
WR Berkley Corp.	1,606	96,231

		2,600,012

INTERNET & CATALOG RETAIL — 0.8%
1-800-Flowers.com, Inc. Class A (a)	449	4,050
Blue Nile, Inc.	187	5,120
Duluth Holdings, Inc. (a)	200	4,892
Etsy, Inc. (a)	2,174	20,849
FTD Cos., Inc. (a)	252	6,290
Groupon, Inc. (a)	7,259	23,592
HSN, Inc.	508	24,856
Lands’ End, Inc. (a) (b)	258	4,236
Liberty Interactive Corp. QVC Group Class A (a)	7,430	188,499
Liberty TripAdvisor Holdings, Inc. Class A Class A (a)	1,229	26,890
Liberty Ventures Series A (a)	2,301	85,298
Nutrisystem, Inc.	446	11,311
Overstock.com, Inc. (a)	192	3,093
PetMed Express, Inc. (b)	341	6,397
Shutterfly, Inc. (a)	569	26,521
Travelport Worldwide, Ltd.	1,594	20,547
Wayfair, Inc. Class A Class A (a) (b)	599	23,361

		485,802

INTERNET SOFTWARE & SERVICES — 2.7%
2U, Inc. (a)	767	22,557
Actua Corp. (a)	634	5,725
Alarm.com Holdings, Inc. (a) (b)	104	2,666
Amber Road, Inc. (a)	88	678
Apigee Corp. (a)	70	855
Appfolio, Inc. Class A (a) (b)	111	1,605
Bankrate, Inc. (a) (b)	1,026	7,674
Bazaarvoice, Inc. (a)	832	3,336
Benefitfocus, Inc. (a) (b)	180	6,862
Blucora, Inc. (a)	633	6,558
Box, Inc. Class A (a) (b)	1,507	15,582
Brightcove, Inc. (a)	436	3,837
Carbonite, Inc. (a) (b)	273	2,656
Care.com, Inc. (a) (b)	380	4,438
ChannelAdvisor Corp. (a)	312	4,521
Cimpress NV (a)	518	47,905
comScore, Inc. (a) (b)	829	19,797
Cornerstone OnDemand, Inc. (a)	903	34,368
CoStar Group, Inc. (a)	501	109,549
Cvent, Inc. (a)	427	15,252
Demandware, Inc. (a)	593	44,416
DHI Group, Inc. (a)	702	4,373
EarthLink Holdings Corp.	1,710	10,944
Endurance International Group Holdings, Inc. (a)	274	2,463
Envestnet, Inc. (a) (b)	607	20,219
Everyday Health, Inc. (a)	359	2,829
Five9, Inc. (a)	344	4,094
GoDaddy, Inc. Class A Class A (a)	1,044	32,562
Gogo, Inc. (a) (b)	869	7,291

See accompanying notes to financial statements.

SPDR Russell Small Cap Completeness ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

GrubHub, Inc. (a) (b)	1,240	$38,527
GTT Communications, Inc. (a) (b)	416	7,688
Hortonworks, Inc. (a) (b)	1,237	13,224
IAC/InterActiveCorp	1,185	66,715
inContact, Inc. (a) (b)	888	12,299
Intralinks Holdings, Inc. (a)	634	4,121
j2 Global, Inc. (b)	743	46,935
Limelight Networks, Inc. (a)	888	1,323
LinkedIn Corp. Class A (a)	1,930	365,252
Liquidity Services, Inc. (a)	500	3,920
LivePerson, Inc. (a) (b)	795	5,040
LogMeIn, Inc. (a) (b)	378	23,977
Marchex, Inc. Class B	385	1,224
Marketo, Inc. (a)	632	22,006
Match Group, Inc. (a) (b)	540	8,141
MeetMe, Inc. (a)	1,900	10,127
MINDBODY, Inc. Class A (a)	113	1,824
Monster Worldwide, Inc. (a)	1,375	3,286
New Relic, Inc. (a) (b)	670	19,685
NIC, Inc.	1,014	22,247
Pandora Media, Inc. (a)	3,322	41,359
Q2 Holdings, Inc. (a) (b)	290	8,126
QuinStreet, Inc. (a)	500	1,775
Quotient Technology, Inc. (a)	877	11,761
Rackspace Hosting, Inc. (a) (b)	1,842	38,424
RealNetworks, Inc. (a) (b)	385	1,659
Reis, Inc.	123	3,063
SciQuest, Inc. (a) (b)	383	6,764
Shutterstock, Inc. (a) (b)	307	14,061
SPS Commerce, Inc. (a)	254	15,392
Stamps.com, Inc. (a) (b)	228	19,932
TechTarget, Inc. (a)	240	1,944
TrueCar, Inc. (a) (b)	710	5,574
Twitter, Inc. (a) (b)	10,489	177,369
United Online, Inc. (a)	207	2,277
Web.com Group, Inc. (a)	669	12,162
WebMD Health Corp. (a)	616	35,796
Xactly Corp. (a)	700	8,967
XO Group, Inc. (a)	441	7,687
Yelp, Inc. (a)	1,082	32,850
Zillow Group, Inc. Class A (a) (b)	1,268	46,472
Zillow Group, Inc. Class C Class C (a)	1,436	52,098

		1,668,685

IT SERVICES — 3.3%
Acxiom Corp. (a)	1,200	26,388
Amdocs, Ltd.	2,544	146,840
Black Knight Financial Services, Inc. Class A (a) (b)	359	13,498
Blackhawk Network Holdings, Inc. (a)	927	31,045
Booz Allen Hamilton Holding Corp.	1,586	47,009
Broadridge Financial Solutions, Inc.	1,968	128,314
CACI International, Inc. Class A (a)	377	34,085
Cardtronics, Inc. (a) (b)	772	30,733
Cass Information Systems, Inc. (b)	195	10,081
Computer Sciences Corp.	2,277	113,053
Convergys Corp. (b)	1,539	38,475
CoreLogic, Inc. (a)	1,424	54,795
CSG Systems International, Inc.	504	20,316
Datalink Corp. (a)	251	1,882

DST Systems, Inc.	581	67,646
EPAM Systems, Inc. (a)	791	50,869
Euronet Worldwide, Inc. (a)	835	57,774
EVERTEC, Inc. (b)	970	15,074
ExlService Holdings, Inc. (a)	597	31,289
First Data Corp. Class A (a)	5,606	62,058
FleetCor Technologies, Inc. (a)	1,429	204,533
Forrester Research, Inc.	117	4,313
Gartner, Inc. (a)	1,358	132,283
Genpact, Ltd. (a)	2,527	67,825
Hackett Group, Inc.	449	6,228
Jack Henry & Associates, Inc.	1,347	117,553
Leidos Holdings, Inc.	1,096	52,466
Lionbridge Technologies, Inc. (a)	1,027	4,057
ManTech International Corp. Class A	375	14,182
MAXIMUS, Inc.	1,050	58,138
MoneyGram International, Inc. (a)	428	2,932
NeuStar, Inc. Class A (a) (b)	826	19,419
Perficient, Inc. (a)	573	11,638
PFSweb, Inc. (a)	207	1,966
Sabre Corp.	3,362	90,068
Science Applications International Corp.	754	43,996
ServiceSource International, Inc. (a) (b)	1,016	4,094
Square, Inc. Class A (a) (b)	658	5,955
Sykes Enterprises, Inc. (a)	628	18,187
Syntel, Inc. (a)	566	25,617
TeleTech Holdings, Inc.	243	6,593
Unisys Corp. (a) (b)	761	5,540
Vantiv, Inc. Class A (a)	2,361	133,633
Virtusa Corp. (a)	473	13,660
WEX, Inc. (a)	617	54,709

		2,080,809

LEISURE EQUIPMENT & PRODUCTS — 0.4%
Arctic Cat, Inc. (b)	182	3,094
Brunswick Corp.	1,513	68,569
Callaway Golf Co.	1,210	12,354
Escalade, Inc. (b)	150	1,536
JAKKS Pacific, Inc. (a) (b)	313	2,476
Johnson Outdoors, Inc. Class A	59	1,516
Malibu Boats, Inc. Class A (a)	327	3,950
Marine Products Corp.	195	1,650
MCBC Holdings, Inc.	104	1,149
Nautilus, Inc. (a)	508	9,063
Polaris Industries, Inc. (b)	736	60,176
Smith & Wesson Holding Corp. (a) (b)	851	23,130
Sturm Ruger & Co., Inc.	328	20,995
Vista Outdoor, Inc. (a)	1,004	47,921

		257,579

LIFE SCIENCES TOOLS & SERVICES — 1.2%
Accelerate Diagnostics, Inc. (a) (b)	316	4,547
Albany Molecular Research, Inc. (a)	377	5,067
Bio-Rad Laboratories, Inc. Class A (a)	348	49,771
Bio-Techne Corp.	574	64,730
Bruker Corp.	1,814	41,250
Cambrex Corp. (a)	536	27,727
Charles River Laboratories International, Inc. (a)	742	61,171
Fluidigm Corp. (a) (b)	366	3,305

See accompanying notes to financial statements.

SPDR Russell Small Cap Completeness ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

INC Research Holdings, Inc. Class A (a)	693	$26,424
Luminex Corp. (a) (b)	635	12,846
Mettler-Toledo International, Inc. (a)	443	161,660
NanoString Technologies, Inc. (a) (b)	252	3,175
NeoGenomics, Inc. (a) (b)	827	6,649
Pacific Biosciences of California, Inc. (a) (b)	1,233	8,674
PAREXEL International Corp. (a) (b)	870	54,706
PRA Health Sciences, Inc. (a) (b)	304	12,695
QIAGEN NV (a)	3,802	82,922
Quintiles Transnational Holdings, Inc. (a)	1,259	82,238
VWR Corp. (a)	419	12,109

		721,666

MACHINERY — 3.3%
Actuant Corp. Class A (b)	976	22,067
AGCO Corp.	1,184	55,802
Alamo Group, Inc.	128	8,444
Albany International Corp. Class A	436	17,409
Allison Transmission Holdings, Inc.	1,740	49,120
Altra Industrial Motion Corp.	371	10,010
American Railcar Industries, Inc. (b)	148	5,842
Astec Industries, Inc.	310	17,406
Barnes Group, Inc.	843	27,920
Blue Bird Corp. (a) (b)	70	833
Briggs & Stratton Corp.	664	14,063
Chart Industries, Inc. (a)	399	9,628
CIRCOR International, Inc.	335	19,092
CLARCOR, Inc. (b)	825	50,185
Colfax Corp. (a) (b)	1,610	42,601
Columbus McKinnon Corp.	313	4,429
Crane Co.	746	42,313
Donaldson Co., Inc. (b)	2,235	76,795
Douglas Dynamics, Inc. (b)	385	9,906
EnPro Industries, Inc.	352	15,625
ESCO Technologies, Inc.	476	19,011
ExOne Co. (a) (b)	282	2,981
Federal Signal Corp.	919	11,837
Franklin Electric Co., Inc.	770	25,448
FreightCar America, Inc.	187	2,627
Global Brass & Copper Holdings, Inc.	299	8,160
Gorman-Rupp Co.	321	8,799
Graco, Inc.	924	72,987
Graham Corp.	195	3,592
Greenbrier Cos., Inc. (b)	377	10,982
Hillenbrand, Inc.	968	29,079
Hurco Cos., Inc.	131	3,646
Hyster-Yale Materials Handling, Inc.	157	9,340
IDEX Corp.	1,219	100,080
ITT, Inc.	1,460	46,691
John Bean Technologies Corp.	533	32,630
Joy Global, Inc.	1,506	31,837
Kadant, Inc.	192	9,890
Kennametal, Inc. (b)	1,248	27,593
Lincoln Electric Holdings, Inc. (b)	1,163	68,710
Lindsay Corp. (b)	211	14,318
Lydall, Inc. (a)	245	9,447
Manitowoc Co., Inc.	2,037	11,102
Manitowoc Foodservice, Inc. (a)	2,337	41,178
Meritor, Inc. (a) (b)	1,522	10,958

Middleby Corp. (a)	891	102,688
Milacron Holdings Corp. (a)	252	3,656
Miller Industries, Inc.	192	3,953
Mueller Industries, Inc.	875	27,895
Mueller Water Products, Inc. Class A	2,479	28,310
Navistar International Corp. (a) (b)	953	11,141
NN, Inc. (b)	409	5,722
Nordson Corp. (b)	906	75,751
Omega Flex, Inc.	46	1,750
Oshkosh Corp.	1,199	57,204
Proto Labs, Inc. (a) (b)	370	21,297
RBC Bearings, Inc. (a)	377	27,332
Rexnord Corp. (a)	1,644	32,272
SPX Corp. (a) (b)	861	12,786
SPX FLOW, Inc. (a)	673	17,545
Standex International Corp.	218	18,013
Sun Hydraulics Corp.	369	10,956
Tennant Co.	304	16,376
Terex Corp.	1,781	36,172
Timken Co.	1,186	36,363
Titan International, Inc.	1,075	6,665
Toro Co.	909	80,174
TriMas Corp. (a)	710	12,780
Trinity Industries, Inc. (b)	2,510	46,611
Wabash National Corp. (a) (b)	1,001	12,713
WABCO Holdings, Inc. (a)	856	78,384
Wabtec Corp.	1,154	81,045
Watts Water Technologies, Inc. Class A	483	28,140
Woodward, Inc. (b)	987	56,891

		2,062,998

MARINE — 0.1%
Kirby Corp. (a) (b)	901	56,213
Matson, Inc.	718	23,184
Scorpio Bulkers, Inc. (a) (b)	1,031	2,877

		82,274

MEDIA — 3.9%
AMC Entertainment Holdings, Inc. Class A	321	8,863
AMC Networks, Inc. Class A (a) (b)	929	56,130
Cable One, Inc.	54	27,616
Carmike Cinemas, Inc. (a)	402	12,108
Central European Media Enterprises, Ltd. Class A (a) (b)	1,265	2,669
Charter Communications, Inc. Class A (a)	3,293	752,912
Cinemark Holdings, Inc.	1,920	70,003
Clear Channel Outdoor Holdings, Inc. Class A (b)	534	3,321
Daily Journal Corp. (a) (b)	15	3,555
DISH Network Corp. Class A (a)	3,516	184,238
DreamWorks Animation SKG, Inc. Class A (a)	1,329	54,316
Entercom Communications Corp. Class A	374	5,075
Entravision Communications Corp. Class A	962	6,465
Eros International PLC (a) (b)	403	6,557
EW Scripps Co. Class A (a) (b)	900	14,256
Gannett Co., Inc.	1,724	23,808
Global Eagle Entertainment, Inc. (a)	730	4,847

See accompanying notes to financial statements.

SPDR Russell Small Cap Completeness ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Gray Television, Inc. (a)	959	$10,405
Hemisphere Media Group, Inc. (a)	123	1,451
IMAX Corp. (a)	997	29,392
John Wiley & Sons, Inc. Class A	733	38,248
Liberty Braves Group Class A (a) (b)	163	2,452
Liberty Braves Group Class C (a) (b)	852	12,490
Liberty Broadband Corp. Class A (a)	963	57,202
Liberty Broadband Corp. Class C (a)	1,044	62,640
Liberty Media Group Class A (a)	410	7,847
Liberty Media Group Class C (a) (b)	808	15,328
Liberty SiriusXM Group Class A (a)	1,640	51,430
Liberty SiriusXM Group Class C (a)	3,233	99,803
Lions Gate Entertainment Corp. (b)	1,540	31,154
Live Nation Entertainment, Inc. (a)	2,363	55,531
Loral Space & Communications, Inc. (a) (b)	227	8,006
Madison Square Garden Co. Class A (a) (b)	325	56,066
MDC Partners, Inc. Class A	662	12,108
Media General, Inc. (a)	1,453	24,977
Meredith Corp.	564	29,277
MSG Networks, Inc. Class A (a)	975	14,957
National CineMedia, Inc.	950	14,706
New Media Investment Group, Inc.	693	12,523
New York Times Co. Class A	2,322	28,096
Nexstar Broadcasting Group, Inc. Class A (b)	483	22,981
Radio One, Inc. Class D (a)	2,300	7,337
Reading International, Inc. Class A (a)	322	4,022
Regal Entertainment Group Class A (b)	1,332	29,357
Saga Communications, Inc. Class A	80	3,163
Scholastic Corp.	476	18,854
Sinclair Broadcast Group, Inc. Class A	1,075	32,100
Sirius XM Holdings, Inc. (a) (b)	28,422	112,267
Starz Class A (a) (b)	1,419	42,457
Thomson Reuters Corp.	4,393	177,565
Time, Inc.	1,913	31,488
Townsquare Media, Inc. Class A (a)	85	671
Tribune Media Co. Class A (b)	1,356	53,128
tronc, Inc.	415	5,727
World Wrestling Entertainment, Inc. Class A (b)	512	9,426

		2,463,371

METALS & MINING — 1.2%
AK Steel Holding Corp. (a) (b)	3,970	18,500
Allegheny Technologies, Inc. (b)	858	10,940
Carpenter Technology Corp.	810	26,673
Century Aluminum Co. (a) (b)	648	4,102
Cliffs Natural Resources, Inc. (a) (b)	3,301	18,717
Coeur Mining, Inc. (a)	2,477	26,405
Commercial Metals Co. (b)	1,793	30,302
Compass Minerals International, Inc. (b)	530	39,321
Ferroglobe PLC	994	8,558
Handy & Harman, Ltd. (a)	54	1,414
Haynes International, Inc.	187	5,999
Hecla Mining Co. (b)	5,669	28,912
Kaiser Aluminum Corp.	265	23,959
Materion Corp.	310	7,676
Olympic Steel, Inc.	117	3,195

Real Industry, Inc. (a)	344	2,673
Reliance Steel & Aluminum Co.	1,238	95,202
Royal Gold, Inc. (b)	1,019	73,388
Ryerson Holding Corp. (a)	85	1,488
Schnitzer Steel Industries, Inc. Class A (b)	447	7,867
Southern Copper Corp.	1,269	34,238
Steel Dynamics, Inc.	3,881	95,084
Stillwater Mining Co. (a) (b)	1,863	22,095
SunCoke Energy, Inc.	1,172	6,821
Tahoe Resources, Inc.	4,824	72,215
TimkenSteel Corp.	658	6,330
United States Steel Corp.	2,334	39,351
Worthington Industries, Inc.	828	35,024

		746,449

MULTI-UTILITIES — 0.5%
Avista Corp.	1,031	46,189
Black Hills Corp.	889	56,042
MDU Resources Group, Inc.	3,185	76,440
NorthWestern Corp. (b)	752	47,429
Unitil Corp.	215	9,174
Vectren Corp.	1,329	69,998

		305,272

MULTILINE RETAIL — 0.2%
Big Lots, Inc. (b)	776	38,885
Dillard’s, Inc. Class A Class A (b)	394	23,876
Fred’s, Inc. Class A	572	9,215
JC Penney Co., Inc. (a) (b)	4,848	43,050
Ollie’s Bargain Outlet Holdings, Inc. (a)	167	4,157
Sears Holdings Corp. (a) (b)	219	2,981
Tuesday Morning Corp. (a)	726	5,097

		127,261

OIL, GAS & CONSUMABLE FUELS — 2.6%
Abraxas Petroleum Corp. (a) (b)	1,400	1,582
Adams Resources & Energy, Inc.	44	1,694
Alon USA Energy, Inc.	461	2,987
Antero Resources Corp. (a) (b)	2,920	75,862
Ardmore Shipping Corp. (b)	266	1,801
Bill Barrett Corp. (a)	825	5,272
California Resources Corp. (b)	484	5,905
Callon Petroleum Co. (a)	1,984	22,280
Carrizo Oil & Gas, Inc. (a) (b)	931	33,376
Cheniere Energy, Inc. (a)	2,758	103,563
Clayton Williams Energy, Inc. (a) (b)	98	2,691
Clean Energy Fuels Corp. (a)	1,144	3,970
CONSOL Energy, Inc. (b)	3,947	63,507
Contango Oil & Gas Co. (a)	214	2,619
Continental Resources, Inc. (a) (b)	1,350	61,115
CVR Energy, Inc. (b)	245	3,798
Delek US Holdings, Inc.	834	11,017
Denbury Resources, Inc. (b)	5,474	19,652
DHT Holdings, Inc.	1,409	7,087
Diamondback Energy, Inc. (a)	1,144	104,344
Dorian LPG, Ltd. (a) (b)	367	2,587
Eclipse Resources Corp. (a) (b)	500	1,670
Energen Corp.	1,584	76,365
EP Energy Corp. Class A (a) (b)	557	2,885
Erin Energy Corp. (a) (b)	207	499
Evolution Petroleum Corp.	326	1,783

See accompanying notes to financial statements.

SPDR Russell Small Cap Completeness ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

EXCO Resources, Inc. (a)	3,686	$4,792
Frontline, Ltd. (b)	977	7,689
GasLog, Ltd.	637	8,268
Gener8 Maritime, Inc. (a)	252	1,613
Golar LNG, Ltd. (b)	843	13,067
Green Plains, Inc.	542	10,688
Gulfport Energy Corp. (a)	2,027	63,364
HollyFrontier Corp. (b)	2,983	70,906
Isramco, Inc. (a)	16	1,316
Jones Energy, Inc. Class A (a)	577	2,377
Kosmos Energy, Ltd. (a) (b)	2,343	12,769
Laredo Petroleum, Inc. (a) (b)	1,988	20,834
Matador Resources Co. (a) (b)	1,288	25,502
Memorial Resource Development Corp. (a)	1,378	21,883
Navios Maritime Acquisition Corp.	1,241	1,948
Nordic American Tankers, Ltd. (b)	1,333	18,515
Northern Oil and Gas, Inc. (a) (b)	1,083	5,003
Oasis Petroleum, Inc. (a) (b)	2,946	27,516
Overseas Shipholding Group, Inc. Class A	1,000	10,990
Pacific Ethanol, Inc. (a)	353	1,924
Panhandle Oil and Gas, Inc. Class A	259	4,318
Par Pacific Holdings, Inc. (a)	207	3,175
Parsley Energy, Inc. Class A (a)	2,635	71,303
PBF Energy, Inc. Class A	1,562	37,144
PDC Energy, Inc. (a)	751	43,265
QEP Resources, Inc.	3,457	60,947
Renewable Energy Group, Inc. (a) (b)	539	4,759
REX American Resources Corp. (a) (b)	99	5,923
Rice Energy, Inc. (a)	2,173	47,893
Ring Energy, Inc. (a)	666	5,874
RSP Permian, Inc. (a) (b)	1,063	37,088
Sanchez Energy Corp. (a)	1,101	7,773
Scorpio Tankers, Inc.	2,682	11,264
SemGroup Corp. Class A	864	28,132
Ship Finance International, Ltd. (b)	898	13,237
SM Energy Co. (b)	1,059	28,593
Stone Energy Corp. (a)	1	17
Synergy Resources Corp. (a) (b)	3,073	20,466
Targa Resources Corp.	2,563	108,005
Teekay Tankers, Ltd. Class A (b)	1,363	4,062
W&T Offshore, Inc. (a)	570	1,322
Western Refining, Inc.	1,087	22,425
Westmoreland Coal Co. (a)	174	1,657
Whiting Petroleum Corp. (a)	2,804	25,965
World Fuel Services Corp.	1,201	57,036
WPX Energy, Inc. (a)	5,006	46,606

		1,649,124

PAPER & FOREST PRODUCTS — 0.3%
Boise Cascade Co. (a)	623	14,298
Clearwater Paper Corp. (a)	308	20,134
Deltic Timber Corp. (b)	192	12,889
Domtar Corp.	1,070	37,461
KapStone Paper and Packaging Corp.	1,453	18,903
Louisiana-Pacific Corp. (a)	2,353	40,825
Neenah Paper, Inc.	251	18,165
PH Glatfelter Co.	695	13,594
Schweitzer-Mauduit International, Inc.	487	17,181

		193,450

PERSONAL PRODUCTS — 0.5%
Avon Products, Inc. (b)	7,285	27,537
Coty, Inc. Class A (b)	930	24,171
Edgewell Personal Care Co.	971	81,962
Elizabeth Arden, Inc. (a)	584	8,036
Herbalife, Ltd. (a) (b)	1,150	67,309
Inter Parfums, Inc. (b)	246	7,028
Medifast, Inc.	176	5,856
Natural Health Trends Corp. (b)	137	3,862
Nature’s Sunshine Products, Inc.	192	1,830
Nu Skin Enterprises, Inc. Class A	932	43,049
Nutraceutical International Corp. (a)	123	2,847
Revlon, Inc. Class A (a)	192	6,179
Synutra International, Inc. (a)	326	1,242
USANA Health Sciences, Inc. (a) (b)	116	12,926

		293,834

PHARMACEUTICALS — 0.9%
Aclaris Therapeutics, Inc. (a) (b)	100	1,847
Aerie Pharmaceuticals, Inc. (a)	327	5,755
Agile Therapeutics, Inc. (a)	137	1,043
Akorn, Inc. (a) (b)	1,239	35,293
Amphastar Pharmaceuticals, Inc. (a) (b)	496	7,996
ANI Pharmaceuticals, Inc. (a)	173	9,657
Aratana Therapeutics, Inc. (a) (b)	1,382	8,734
Catalent, Inc. (a) (b)	1,345	30,922
Cempra, Inc. (a) (b)	562	9,267
Collegium Pharmaceutical, Inc. (a) (b)	70	830
Corcept Therapeutics, Inc. (a) (b)	2,690	14,687
Depomed, Inc. (a) (b)	985	19,326
Dermira, Inc. (a) (b)	252	7,371
Durect Corp. (a)	1,658	2,023
Egalet Corp. (a)	1,400	6,944
Endocyte, Inc. (a) (b)	1,089	3,496
Flex Pharma, Inc. (a) (b)	70	715
Heska Corp. (a)	70	2,602
Horizon Pharma PLC (a)	2,700	44,469
Impax Laboratories, Inc. (a) (b)	1,192	34,353
Innoviva, Inc.	281	2,959
Intersect ENT, Inc. (a)	222	2,870
Intra-Cellular Therapies, Inc. (a) (b)	720	27,950
Lannett Co., Inc. (a)	416	9,897
Medicines Co. (a) (b)	1,050	35,311
Nektar Therapeutics (a) (b)	2,175	30,950
Neos Therapeutics, Inc. (a) (b)	114	1,058
Omeros Corp. (a) (b)	587	6,175
Pacira Pharmaceuticals, Inc. (a)	556	18,754
Paratek Pharmaceuticals, Inc. (a) (b)	207	2,879
Phibro Animal Health Corp. Class A (b)	266	4,964
Prestige Brands Holdings, Inc. (a)	902	49,971
Relypsa, Inc. (a) (b)	564	10,434
Revance Therapeutics, Inc. (a) (b)	234	3,182
Sagent Pharmaceuticals, Inc. (a)	326	4,883
SciClone Pharmaceuticals, Inc. (a)	748	9,769
Sucampo Pharmaceuticals, Inc. Class A (a)	426	4,673
Supernus Pharmaceuticals, Inc. (a) (b)	562	11,448
Teligent, Inc. (a)	530	3,784
Tetraphase Pharmaceuticals, Inc. (a)	1,791	7,701
TherapeuticsMD, Inc. (a) (b)	2,459	20,902
Theravance Biopharma, Inc. (a) (b)	564	12,797

See accompanying notes to financial statements.

SPDR Russell Small Cap Completeness ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

XenoPort, Inc. (a)	772	$5,435
Zogenix, Inc. (a)	272	2,190

		538,266

PROFESSIONAL SERVICES — 0.9%
Advisory Board Co. (a)	733	25,941
Barrett Business Services, Inc.	128	5,289
CBIZ, Inc. (a)	834	8,682
CEB, Inc.	546	33,677
CRA International, Inc. (a)	129	3,253
Exponent, Inc. (b)	387	22,605
Franklin Covey Co. (a)	117	1,794
FTI Consulting, Inc. (a)	725	29,493
GP Strategies Corp. (a)	181	3,926
Heidrick & Struggles International, Inc.	255	4,304
Hill International, Inc. (a)	526	2,141
Huron Consulting Group, Inc. (a)	377	22,778
ICF International, Inc. (a)	313	12,802
IHS, Inc. Class A (a)	1,062	122,778
Insperity, Inc.	314	24,250
Kelly Services, Inc. Class A	441	8,366
Kforce, Inc.	371	6,266
Korn/Ferry International	844	17,471
ManpowerGroup, Inc.	1,240	79,782
Mistras Group, Inc. (a)	251	5,991
Navigant Consulting, Inc. (a)	752	12,145
On Assignment, Inc. (a)	875	32,331
Resources Connection, Inc.	532	7,863
RPX Corp. (a)	842	7,721
TransUnion (a)	573	19,161
TriNet Group, Inc. (a)	610	12,682
TrueBlue, Inc. (a)	619	11,711
WageWorks, Inc. (a)	547	32,716

		577,919

REAL ESTATE INVESTMENT TRUSTS (REITS) — 11.1%
Acadia Realty Trust (b)	1,083	38,468
AG Mortgage Investment Trust, Inc. REIT	450	6,498
Agree Realty Corp. (b)	356	17,173
Alexander’s, Inc. REIT (b)	38	15,551
Alexandria Real Estate Equities, Inc. (b)	1,151	119,152
Altisource Residential Corp. REIT (b)	861	7,913
American Assets Trust, Inc.	573	24,318
American Campus Communities, Inc.	2,150	113,670
American Capital Agency Corp.	5,303	105,105
American Capital Mortgage Investment Corp. REIT	795	12,553
American Homes 4 Rent Class A (b)	3,177	65,065
Annaly Capital Management, Inc. (b)	15,263	168,961
Anworth Mortgage Asset Corp. REIT	1,546	7,266
Apollo Commercial Real Estate Finance, Inc. REIT (b)	847	13,611
Apollo Residential Mortgage, Inc. REIT	510	6,834
Apple Hospitality REIT, Inc. (b)	2,757	51,859
Ares Commercial Real Estate Corp. REIT	479	5,887
Armada Hoffler Properties, Inc. REIT	516	7,090
ARMOUR Residential REIT, Inc. (b)	683	13,660
Ashford Hospitality Prime, Inc. (b)	435	6,151
Ashford Hospitality Trust, Inc.	1,235	6,632
Bluerock Residential Growth REIT, Inc.	274	3,562

Brandywine Realty Trust	3,015	50,652
Brixmor Property Group, Inc.	2,794	73,929
Camden Property Trust	1,440	127,325
Capstead Mortgage Corp.	1,415	13,726
Care Capital Properties, Inc.	1,356	35,541
CareTrust REIT, Inc.	822	11,327
CatchMark Timber Trust, Inc. Class A	641	7,833
CBL & Associates Properties, Inc. (b)	2,522	23,480
Cedar Realty Trust, Inc.	1,206	8,961
Chatham Lodging Trust REIT	552	12,133
Chesapeake Lodging Trust	897	20,855
Chimera Investment Corp.	3,092	48,544
Colony Capital, Inc. Class A (b)	1,869	28,689
Colony Starwood Homes (b)	557	16,944
Columbia Property Trust, Inc.	1,977	42,308
Communications Sales & Leasing, Inc. (a)	1,908	55,141
CorEnergy Infrastructure Trust, Inc.	160	4,616
CoreSite Realty Corp. (b)	404	35,831
Corporate Office Properties Trust	1,552	45,893
Corrections Corp. of America	1,866	65,347
Cousins Properties, Inc.	3,632	37,773
CubeSmart REIT	2,806	86,649
CyrusOne, Inc. REIT	1,146	63,786
CYS Investments, Inc. REIT	2,382	19,937
DCT Industrial Trust, Inc. REIT	1,466	70,427
DDR Corp. REIT	4,919	89,231
DiamondRock Hospitality Co. (b)	3,342	30,178
Douglas Emmett, Inc. (b)	2,351	83,508
Duke Realty Corp.	5,517	147,083
DuPont Fabros Technology, Inc.	1,106	52,579
Dynex Capital, Inc. REIT (b)	962	6,676
Easterly Government Properties, Inc. (b)	207	4,084
EastGroup Properties, Inc. (b)	494	34,046
Education Realty Trust, Inc.	1,003	46,278
Empire State Realty Trust, Inc. Class A	1,800	34,182
EPR Properties (b)	982	79,228
Equity Commonwealth (a)	2,062	60,066
Equity LifeStyle Properties, Inc.	1,323	105,906
Equity One, Inc.	1,344	43,250
FelCor Lodging Trust, Inc. (b)	2,209	13,762
First Industrial Realty Trust, Inc. (b)	1,914	53,247
First Potomac Realty Trust	855	7,866
Forest City Realty Trust, Inc. Class A	3,607	80,472
Four Corners Property Trust, Inc. (b)	945	19,458
Franklin Street Properties Corp. (b)	1,399	17,166
Gaming and Leisure Properties, Inc.	2,619	90,303
GEO Group, Inc.	1,229	42,007
Getty Realty Corp. (b)	450	9,653
Gladstone Commercial Corp. (b)	263	4,442
Global Net Lease, Inc. (b)	4,000	31,800
Government Properties Income Trust (b)	1,061	24,467
Gramercy Property Trust REIT	6,910	63,710
Great Ajax Corp.	70	971
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	611	13,198
Hatteras Financial Corp.	1,749	28,684
Healthcare Realty Trust, Inc. REIT	1,579	55,249
Healthcare Trust of America, Inc. Class A	2,199	71,116
Hersha Hospitality Trust (b)	749	12,845

See accompanying notes to financial statements.

SPDR Russell Small Cap Completeness ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Highwoods Properties, Inc. (b)	1,488	$78,566
Hospitality Properties Trust	2,505	72,144
Hudson Pacific Properties, Inc. REIT	1,317	38,430
Independence Realty Trust, Inc.	416	3,403
InfraREIT, Inc. (a) (b)	344	6,034
Invesco Mortgage Capital, Inc. REIT	1,871	25,614
Investors Real Estate Trust	1,723	11,148
iStar, Inc. (a) (b)	1,355	12,994
Kilroy Realty Corp. REIT	1,455	96,452
Kite Realty Group Trust	1,318	36,944
Ladder Capital Corp. REIT	648	7,906
Lamar Advertising Co. Class A (b)	1,346	89,240
LaSalle Hotel Properties (b)	1,847	43,552
Lexington Realty Trust	3,382	34,192
Liberty Property Trust REIT	2,413	95,844
LTC Properties, Inc. (b)	655	33,883
Mack-Cali Realty Corp. (b)	1,421	38,367
Medical Properties Trust, Inc. (b)	3,799	57,783
MFA Financial, Inc.	5,750	41,803
Mid-America Apartment Communities, Inc. (b)	1,182	125,765
Monmouth Real Estate Investment Corp.	1,072	14,215
Monogram Residential Trust, Inc.	2,683	27,393
National Health Investors, Inc. (b)	588	44,153
National Retail Properties, Inc.	2,240	115,853
National Storage Affiliates Trust (b)	344	7,162
New Residential Investment Corp. REIT (b)	3,658	50,627
New Senior Investment Group, Inc. (b)	1,342	14,333
New York Mortgage Trust, Inc. REIT (b)	1,560	9,516
New York REIT, Inc. (b)	2,711	25,077
NexPoint Residential Trust, Inc. (b)	274	4,987
NorthStar Realty Europe Corp. REIT (b)	940	8,695
NorthStar Realty Finance Corp.	1,275	14,573
Omega Healthcare Investors, Inc.	2,933	99,575
One Liberty Properties, Inc.	187	4,460
Orchid Island Capital, Inc. (b)	274	2,819
Outfront Media, Inc. (b)	2,231	53,923
Paramount Group, Inc. REIT	2,890	46,067
Parkway Properties, Inc.	1,425	23,840
Pebblebrook Hotel Trust (b)	1,168	30,660
Pennsylvania Real Estate Investment Trust	1,070	22,952
PennyMac Mortgage Investment Trust REIT	1,170	18,989
Physicians Realty Trust REIT	2,229	46,831
Piedmont Office Realty Trust, Inc. Class A	2,382	51,308
Post Properties, Inc. REIT	880	53,724
Potlatch Corp.	622	21,210
Preferred Apartment Communities, Inc. Class A (b)	344	5,064
PS Business Parks, Inc.	336	35,643
QTS Realty Trust, Inc. Class A, REIT	532	29,781
RAIT Financial Trust (b)	1,682	5,265
Ramco-Gershenson Properties Trust (b)	1,199	23,512
Rayonier, Inc.	2,149	56,390
Redwood Trust, Inc.	1,301	17,967
Regency Centers Corp.	1,560	130,619
Resource Capital Corp. REIT (b)	541	6,957
Retail Opportunity Investments Corp.	1,583	34,304

Retail Properties of America, Inc. Class A	3,848	65,031
Rexford Industrial Realty, Inc.	1,078	22,735
RLJ Lodging Trust REIT	2,062	44,230
Rouse Properties, Inc.	557	10,165
Ryman Hospitality Properties, Inc.	677	34,290
Sabra Health Care REIT, Inc. (b)	1,001	20,656
Saul Centers, Inc.	150	9,257
Select Income REIT (b)	1,021	26,536
Senior Housing Properties Trust	3,790	78,946
Seritage Growth Properties Class A REIT (b)	300	14,952
Silver Bay Realty Trust Corp. REIT	607	10,337
Sovran Self Storage, Inc.	727	76,277
Spirit Realty Capital, Inc. REIT	7,788	99,453
STAG Industrial, Inc. REIT (b)	1,033	24,596
Starwood Property Trust, Inc.	3,852	79,813
STORE Capital Corp. (b)	2,076	61,138
Summit Hotel Properties, Inc.	1,331	17,622
Sun Communities, Inc. REIT	942	72,195
Sunstone Hotel Investors, Inc. REIT	3,583	43,247
Tanger Factory Outlet Centers, Inc.	1,553	62,400
Taubman Centers, Inc.	960	71,232
Terreno Realty Corp.	668	17,281
Tier REIT, Inc.	1,800	27,594
Two Harbors Investment Corp.	5,708	48,860
UMH Properties, Inc. (b)	254	2,858
United Development Funding IV (b)	481	1,539
Universal Health Realty Income Trust (b)	187	10,693
Urban Edge Properties (b)	1,406	41,983
Urstadt Biddle Properties, Inc. Class A	450	11,151
VEREIT, Inc.	14,535	147,385
Washington Real Estate Investment Trust (b)	1,159	36,462
Weingarten Realty Investors REIT	2,048	83,599
Western Asset Mortgage Capital Corp. (b)	650	6,104
Whitestone REIT	326	4,916
WP Carey, Inc. (b)	1,674	116,209
WP Glimcher, Inc. (b)	2,834	31,712
Xenia Hotels & Resorts, Inc. (b)	1,858	31,177

		6,954,476

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.6%
Alexander & Baldwin, Inc.	783	28,298
Altisource Portfolio Solutions SA (a) (b)	146	4,065
AV Homes, Inc. (a) (b)	198	2,420
Consolidated-Tomoka Land Co. (b)	54	2,563
Forestar Group, Inc. (a) (b)	572	6,801
FRP Holdings, Inc. (a)	131	4,519
HFF, Inc. Class A	658	19,003
Howard Hughes Corp. (a) (b)	621	70,993
Jones Lang LaSalle, Inc.	695	67,728
Kennedy-Wilson Holdings, Inc. (b)	1,497	28,383
Marcus & Millichap, Inc. (a)	195	4,955
RE/MAX Holdings, Inc. Class A (b)	160	6,442
Realogy Holdings Corp. (a)	2,410	69,938
RMR Group, Inc. Class A	188	5,822
St. Joe Co. (a) (b)	1,004	17,791
Tejon Ranch Co. (a)	191	4,515

		344,236

See accompanying notes to financial statements.

SPDR Russell Small Cap Completeness ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

ROAD & RAIL — 0.7%
AMERCO	117	$43,822
ArcBest Corp.	404	6,565
Avis Budget Group, Inc. (a) (b)	1,571	50,633
Celadon Group, Inc.	604	4,935
Covenant Transportation Group, Inc. Class A (a)	207	3,741
Genesee & Wyoming, Inc. Class A (a) (b)	897	52,878
Heartland Express, Inc.	778	13,529
Hertz Global Holdings, Inc. (a)	6,239	69,066
Knight Transportation, Inc. (b)	1,025	27,245
Landstar System, Inc. (b)	717	49,229
Marten Transport, Ltd.	377	7,465
Old Dominion Freight Line, Inc. (a)	738	44,509
Roadrunner Transportation Systems, Inc. (a)	414	3,088
Saia, Inc. (a)	374	9,402
Swift Transportation Co. (a) (b)	1,313	20,233
Universal Logistics Holdings, Inc.	54	697
USA Truck, Inc. (a)	85	1,488
Werner Enterprises, Inc. (b)	679	15,597
YRC Worldwide, Inc. (a) (b)	436	3,837

		427,959

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.1%
Advanced Energy Industries, Inc. (a)	628	23,839
Advanced Micro Devices, Inc. (a) (b)	10,302	52,952
Alpha & Omega Semiconductor, Ltd. (a)	322	4,485
Ambarella, Inc. (a) (b)	477	24,236
Amkor Technology, Inc. (a)	1,352	7,774
Applied Micro Circuits Corp. (a) (b)	1,147	7,364
Axcelis Technologies, Inc. (a)	1,847	4,968
Brooks Automation, Inc.	985	11,052
Cabot Microelectronics Corp.	377	15,962
Cavium, Inc. (a) (b)	871	33,621
CEVA, Inc. (a)	314	8,531
Cirrus Logic, Inc. (a) (b)	1,010	39,178
Cohu, Inc.	452	4,904
Cree, Inc. (a) (b)	1,638	40,033
Cypress Semiconductor Corp. (b)	4,945	52,170
Diodes, Inc. (a)	559	10,504
DSP Group, Inc. (a)	313	3,321
Entegris, Inc. (a)	2,177	31,501
Exar Corp. (a)	634	5,104
Fairchild Semiconductor International, Inc. (a)	1,976	39,224
FormFactor, Inc. (a)	1,000	8,990
Inphi Corp. (a)	600	19,218
Integrated Device Technology, Inc. (a)	2,217	44,628
Intersil Corp. Class A	2,188	29,626
IXYS Corp.	374	3,834
Kopin Corp. (a) (b)	1,152	2,557
Lattice Semiconductor Corp. (a) (b)	1,767	9,453
MACOM Technology Solutions Holdings, Inc. (a) (b)	336	11,081
Marvell Technology Group, Ltd.	5,881	56,046
Maxim Integrated Products, Inc.	4,610	164,531
MaxLinear, Inc. Class A (a)	902	16,218
Microsemi Corp. (a) (b)	1,710	55,883

MKS Instruments, Inc.	905	38,969
Monolithic Power Systems, Inc.	700	47,824
Nanometrics, Inc. (a)	377	7,838
NeoPhotonics Corp. (a)	415	3,955
NVE Corp.	59	3,460
ON Semiconductor Corp. (a)	6,849	60,408
PDF Solutions, Inc. (a)	450	6,295
Photronics, Inc. (a)	1,016	9,053
Power Integrations, Inc.	520	26,036
Rambus, Inc. (a) (b)	1,801	21,756
Rudolph Technologies, Inc. (a)	510	7,920
Semtech Corp. (a)	1,088	25,960
Sigma Designs, Inc. (a)	553	3,556
Silicon Laboratories, Inc. (a)	704	34,313
SunPower Corp. (a) (b)	840	13,012
Synaptics, Inc. (a) (b)	572	30,745
Teradyne, Inc.	3,352	66,001
Tessera Technologies, Inc.	808	24,757
Ultra Clean Holdings, Inc. (a)	374	2,128
Ultratech, Inc. (a)	436	10,015
Veeco Instruments, Inc. (a)	628	10,400
Xcerra Corp. (a)	835	4,801

		1,301,990

SOFTWARE — 4.5%
A10 Networks, Inc. (a) (b)	344	2,226
ACI Worldwide, Inc. (a) (b)	1,880	36,679
American Software, Inc. Class A	374	3,920
ANSYS, Inc. (a)	1,462	132,677
Aspen Technology, Inc. (a) (b)	1,388	55,853
Atlassian Corp. PLC Class A (a)	376	9,738
AVG Technologies NV (a)	634	12,040
Barracuda Networks, Inc. (a)	923	13,974
Blackbaud, Inc. (b)	817	55,474
Bottomline Technologies de, Inc. (a) (b)	637	13,715
BroadSoft, Inc. (a) (b)	436	17,889
Cadence Design Systems, Inc. (a)	4,680	113,724
Callidus Software, Inc. (a)	894	17,862
CDK Global, Inc.	2,552	141,611
CommVault Systems, Inc. (a)	776	33,515
Digimarc Corp. (a) (b)	131	4,187
Ebix, Inc. (b)	443	21,220
Ellie Mae, Inc. (a) (b)	449	41,151
EnerNOC, Inc. (a) (b)	365	2,307
Epiq Systems, Inc. (b)	500	7,300
Fair Isaac Corp. (b)	510	57,635
FireEye, Inc. (a)	1,322	21,773
Fleetmatics Group PLC (a)	604	26,171
Fortinet, Inc. (a)	2,287	72,246
Gigamon, Inc. (a) (b)	505	18,882
Globant SA (a) (b)	222	8,736
Glu Mobile, Inc. (a) (b)	2,020	4,444
Guidance Software, Inc. (a) (b)	246	1,523
Guidewire Software, Inc. (a)	1,138	70,283
HubSpot, Inc. (a)	591	25,661
Imperva, Inc. (a)	414	17,806
Infoblox, Inc. (a)	1,030	19,323
Interactive Intelligence Group, Inc. (a) (b)	251	10,289
Jive Software, Inc. (a) (b)	1,159	4,358
Manhattan Associates, Inc. (a)	1,156	74,134

See accompanying notes to financial statements.

SPDR Russell Small Cap Completeness ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Mentor Graphics Corp.	1,638	$34,824
MicroStrategy, Inc. Class A (a) (b)	148	25,903
MobileIron, Inc. (a)	641	1,955
Model N, Inc. (a)	330	4,406
Monotype Imaging Holdings, Inc.	634	15,615
NetSuite, Inc. (a) (b)	610	44,408
Nuance Communications, Inc. (a)	3,549	55,471
Park City Group, Inc. (a) (b)	85	762
Paycom Software, Inc. (a) (b)	496	21,432
Paylocity Holding Corp. (a) (b)	260	11,232
Pegasystems, Inc.	553	14,903
Progress Software Corp. (a)	833	22,874
Proofpoint, Inc. (a) (b)	645	40,693
PROS Holdings, Inc. (a) (b)	385	6,711
PTC, Inc. (a)	1,810	68,020
QAD, Inc. Class A	133	2,563
Qlik Technologies, Inc. (a)	1,482	43,838
Qualys, Inc. (a)	367	10,940
Rapid7, Inc. (a)	685	8,617
RealPage, Inc. (a) (b)	825	18,422
RingCentral, Inc. Class A (a) (b)	870	17,156
Rovi Corp. (a)	1,337	20,911
Rubicon Project, Inc. (a) (b)	359	4,900
Sapiens International Corp. NV	326	3,818
ServiceNow, Inc. (a)	2,606	173,038
Silver Spring Networks, Inc. (a)	543	6,597
Splunk, Inc. (a) (b)	2,135	115,674
SS&C Technologies Holdings, Inc. (b)	2,668	74,917
Synchronoss Technologies, Inc. (a) (b)	633	20,167
Synopsys, Inc. (a)	2,506	135,525
Tableau Software, Inc. Class A (a) (b)	972	47,550
Take-Two Interactive Software, Inc. (a)	1,398	53,012
Tangoe, Inc. (a) (b)	646	4,987
Telenav, Inc. (a)	322	1,642
TiVo, Inc. (a)	1,488	14,731
TubeMogul, Inc. (a)	207	2,463
Tyler Technologies, Inc. (a) (b)	512	85,356
Ultimate Software Group, Inc. (a) (b)	452	95,051
Varonis Systems, Inc. (a)	180	4,324
VASCO Data Security International, Inc. (a)	433	7,097
Verint Systems, Inc. (a)	999	33,097
VirnetX Holding Corp. (a) (b)	967	3,868
VMware, Inc. Class A (a) (b)	1,372	78,506
Workday, Inc. Class A (a) (b)	1,742	130,075
Workiva, Inc. (a)	137	1,871
Xura, Inc. (a)	385	9,406
Zendesk, Inc. (a) (b)	1,496	39,465
Zix Corp. (a)	1,011	3,791
Zynga, Inc. Class A (a)	11,417	28,428

		2,841,338

SPECIALTY RETAIL — 1.9%
Aaron’s, Inc.	1,041	22,787
Abercrombie & Fitch Co. Class A	1,129	20,107
America’s Car-Mart, Inc. (a) (b)	123	3,473
American Eagle Outfitters, Inc. (b)	2,932	46,707
Asbury Automotive Group, Inc. (a)	420	22,151
Ascena Retail Group, Inc. (a) (b)	1,200	8,388
Barnes & Noble Education, Inc. (a)	477	4,842

Barnes & Noble, Inc.	758	8,603
Big 5 Sporting Goods Corp.	326	3,022
Boot Barn Holdings, Inc. (a) (b)	137	1,181
Buckle, Inc. (b)	436	11,332
Build-A-Bear Workshop, Inc. (a)	176	2,362
Burlington Stores, Inc. (a)	1,231	82,120
Cabela’s, Inc. (a)	776	38,847
Caleres, Inc.	709	17,165
Cato Corp. Class A	469	17,691
Chico’s FAS, Inc.	2,152	23,048
Children’s Place, Inc. (b)	294	23,573
Citi Trends, Inc.	249	3,867
CST Brands, Inc.	1,270	54,712
Destination XL Group, Inc. (a)	698	3,190
Dick’s Sporting Goods, Inc. (b)	1,459	65,743
DSW, Inc. Class A (b)	1,293	27,386
Express, Inc. (a)	1,292	18,747
Finish Line, Inc. Class A (b)	672	13,568
Five Below, Inc. (a) (b)	867	40,237
Francesca’s Holdings Corp. (a)	603	6,663
GameStop Corp. Class A (b)	1,800	47,844
Genesco, Inc. (a)	374	24,052
GNC Holdings, Inc. Class A Class A (b)	1,065	25,869
Group 1 Automotive, Inc.	403	19,892
Haverty Furniture Cos., Inc.	313	5,643
Hibbett Sports, Inc. (a) (b)	358	12,455
Kirkland’s, Inc. (a)	258	3,787
Lithia Motors, Inc. Class A (b)	368	26,154
MarineMax, Inc. (a)	377	6,398
Mattress Firm Holding Corp. (a) (b)	305	10,233
Michaels Cos., Inc. (a) (b)	2,000	56,880
Monro Muffler Brake, Inc. (b)	490	31,144
Murphy USA, Inc. (a)	653	48,426
Office Depot, Inc. (a)	8,715	28,847
Outerwall, Inc. (b)	273	11,466
Party City Holdco, Inc. (a)	344	4,785
Penske Automotive Group, Inc. (b)	704	22,148
Restoration Hardware Holdings, Inc. (a) (b)	184	5,277
Sally Beauty Holdings, Inc. (a) (b)	2,351	69,143
Select Comfort Corp. (a) (b)	776	16,591
Shoe Carnival, Inc.	254	6,365
Sonic Automotive, Inc. Class A (b)	491	8,401
Sportsman’s Warehouse Holdings, Inc. (a)	419	3,377
Stein Mart, Inc.	269	2,077
Tailored Brands, Inc.	778	9,849
Tile Shop Holdings, Inc. (a)	504	10,019
Tilly’s, Inc. Class A (a)	195	1,129
Vitamin Shoppe, Inc. (a) (b)	423	12,931
West Marine, Inc. (a)	326	2,735
Williams-Sonoma, Inc. (b)	1,478	77,048
Winmark Corp.	29	2,890
Zumiez, Inc. (a) (b)	302	4,322

		1,209,689

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.4%
3D Systems Corp. (a) (b)	1,903	26,052
Avid Technology, Inc. (a)	481	2,795
CPI Card Group, Inc. (b)	470	2,355

See accompanying notes to financial statements.

SPDR Russell Small Cap Completeness ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Cray, Inc. (a) (b)	628	$18,790
Diebold, Inc. (b)	1,020	25,326
Eastman Kodak Co. (a)	266	4,277
Electronics For Imaging, Inc. (a) (b)	726	31,247
Immersion Corp. (a) (b)	436	3,200
Lexmark International, Inc. Class A	977	36,882
NCR Corp. (a)	2,127	59,067
Nimble Storage, Inc. (a)	955	7,602
Pure Storage, Inc. Class A (a) (b)	564	6,148
Silicon Graphics International Corp. (a) (b)	573	2,882
Super Micro Computer, Inc. (a)	571	14,189

		240,812

TEXTILES, APPAREL & LUXURY GOODS — 0.9%
Carter’s, Inc.	802	85,389
Columbia Sportswear Co.	440	25,318
Crocs, Inc. (a) (b)	1,152	12,995
Culp, Inc.	123	3,398
Deckers Outdoor Corp. (a)	584	33,592
Fossil Group, Inc. (a) (b)	752	21,455
G-III Apparel Group, Ltd. (a) (b)	698	31,913
Iconix Brand Group, Inc. (a) (b)	1,007	6,807
Kate Spade & Co. (a)	2,060	42,457
lululemon athletica, Inc. (a)	1,793	132,431
Movado Group, Inc.	239	5,181
Oxford Industries, Inc.	249	14,098
Perry Ellis International, Inc. (a)	187	3,762
Sequential Brands Group, Inc. (a)	467	3,727
Skechers U.S.A., Inc. Class A (a) (b)	2,010	59,737
Steven Madden, Ltd. (a)	914	31,240
Superior Uniform Group, Inc.	137	2,615
Tumi Holdings, Inc. (a) (b)	932	24,922
Unifi, Inc. (a)	254	6,916
Vera Bradley, Inc. (a)	386	5,470
Vince Holding Corp. (a)	470	2,576
Wolverine World Wide, Inc.	1,736	35,275

		591,274

THRIFTS & MORTGAGE FINANCE — 1.0%
Astoria Financial Corp.	1,452	22,259
Bank Mutual Corp.	757	5,814
BankFinancial Corp.	247	2,961
Bear State Financial, Inc. (b)	207	1,952
Beneficial Bancorp, Inc. (a)	1,214	15,442
BofI Holding, Inc. (a) (b)	938	16,612
BSB Bancorp, Inc. (a)	137	3,103
Capitol Federal Financial, Inc. (b)	2,388	33,313
Charter Financial Corp.	242	3,214
Clifton Bancorp, Inc. (b)	384	5,787
Dime Community Bancshares, Inc.	443	7,535
Essent Group, Ltd. (a)	878	19,149
EverBank Financial Corp.	1,618	24,043
Federal Agricultural Mortgage Corp. Class C	195	6,790
First Defiance Financial Corp.	114	4,429
Flagstar Bancorp, Inc. (a)	313	7,640
Fox Chase Bancorp, Inc.	187	3,804
Hingham Institution for Savings (b)	23	2,827
HomeStreet, Inc. (a)	323	6,434
Impac Mortgage Holdings, Inc. (a) (b)	137	2,148

Kearny Financial Corp.	1,393	17,524
LendingTree, Inc. (a) (b)	90	7,950
Meridian Bancorp, Inc.	851	12,578
Meta Financial Group, Inc.	96	4,892
MGIC Investment Corp. (a)	5,253	31,255
Nationstar Mortgage Holdings, Inc. (a) (b)	137	1,543
New York Community Bancorp, Inc.	7,904	118,481
NMI Holdings, Inc. Class A (a)	795	4,357
Northfield Bancorp, Inc. (b)	719	10,663
Northwest Bancshares, Inc. (b)	1,773	26,294
OceanFirst Financial Corp.	258	4,688
Oritani Financial Corp.	691	11,049
PennyMac Financial Services, Inc. Class A (a)	182	2,273
PHH Corp. (a)	768	10,230
Provident Financial Services, Inc.	1,021	20,052
Radian Group, Inc.	2,873	29,937
Territorial Bancorp, Inc.	129	3,415
TFS Financial Corp.	979	16,858
TrustCo Bank Corp. NY	1,587	10,173
United Community Financial Corp.	710	4,317
United Financial Bancorp, Inc.	744	9,657
Walker & Dunlop, Inc. (a)	387	8,816
Washington Federal, Inc.	1,477	35,832
Waterstone Financial, Inc.	495	7,588
WSFS Financial Corp.	466	15,000

		620,678

TOBACCO — 0.1%
Universal Corp. (b)	401	23,154
Vector Group, Ltd. (b)	1,337	29,975

		53,129

TRADING COMPANIES & DISTRIBUTORS — 0.9%
Air Lease Corp. (b)	1,599	42,821
Aircastle, Ltd.	966	18,895
Applied Industrial Technologies, Inc. (b)	665	30,018
Beacon Roofing Supply, Inc. (a)	844	38,377
BMC Stock Holdings, Inc. (a) (b)	699	12,456
CAI International, Inc. (a)	245	1,838
GATX Corp. (b)	716	31,483
H&E Equipment Services, Inc.	511	9,724
HD Supply Holdings, Inc. (a)	2,732	95,128
Kaman Corp.	454	19,304
Lawson Products, Inc. (a)	70	1,390
MRC Global, Inc. (a)	1,611	22,892
MSC Industrial Direct Co., Inc. Class A	739	52,144
Neff Corp. Class A (a)	85	929
NOW, Inc. (a) (b)	1,800	32,652
Rush Enterprises, Inc. Class A (a)	535	11,529
TAL International Group, Inc.	527	7,067
Textainer Group Holdings, Ltd. (b)	339	3,777
Titan Machinery, Inc. (a)	326	3,635
Univar, Inc. (a) (b)	612	11,573
Veritiv Corp. (a) (b)	131	4,923
Watsco, Inc. (b)	419	58,949
WESCO International, Inc. (a) (b)	692	35,631

		547,135

TRANSPORTATION INFRASTRUCTURE — 0.2%
Macquarie Infrastructure Corp.	1,083	80,196

See accompanying notes to financial statements.

SPDR Russell Small Cap Completeness ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Wesco Aircraft Holdings, Inc. (a) (b)	984	$13,205

		93,401

WATER UTILITIES — 0.3%
American States Water Co. (b)	658	28,834
Aqua America, Inc.	2,841	101,310
Artesian Resources Corp. Class A	128	4,342
California Water Service Group (b)	744	25,988
Connecticut Water Service, Inc.	192	10,790
Consolidated Water Co., Ltd.	207	2,704
Middlesex Water Co.	251	10,888
SJW Corp.	251	9,884
York Water Co. (b)	182	5,831

		200,571

WIRELESS TELECOMMUNICATION SERVICES — 0.5%
Boingo Wireless, Inc. (a) (b)	656	5,851
Shenandoah Telecommunications Co.	746	29,139
Spok Holdings, Inc.	386	7,398
Sprint Corp. (a) (b)	12,066	54,659
T-Mobile US, Inc. (a)	4,454	192,725
Telephone & Data Systems, Inc.	1,479	43,867
United States Cellular Corp. (a)	215	8,442

		342,081

TOTAL COMMON STOCKS (Cost $57,110,273)		62,254,522

RIGHTS — 0.0% (c)
BIOTECHNOLOGY — 0.0% (c)
Chelsea Therapeutics International, Ltd. (CVR) (a) (d)	696	—
Durata Therapeutics, Inc. (CVR) (expiring 12/31/18) (a) (d)	218	—
Dyax Corp. (CVR) (a) (d)	2,607	2,894
Omthera Pharmaceuticals, Inc. (CVR) (b) (d)	212	—
Trius Therapeutics, Inc. (CVR) (expiring 2/17/17) (a) (d)	800	—

		2,894

WIRELESS TELECOMMUNICATION SERVICES — 0.0% (c)
Leap Wireless International, Inc. (CVR) (expiring 3/13/17) (a)	1,110	2,797

TOTAL RIGHTS (Cost $5,691)		5,691

WARRANTS — 0.0% (c)
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.0% (c)
Tejon Ranch Co. (expiring 8/31/16) (a) (Cost $285)	48	—

SHORT-TERM INVESTMENTS — 18.0%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (e) (f)	246,286	246,286
State Street Navigator Securities Lending Prime Portfolio (e) (g)	11,054,104	11,054,104

TOTAL SHORT-TERM INVESTMENTS (Cost $11,300,390)		11,300,390

TOTAL INVESTMENTS — 117.5% (Cost $68,416,639)		73,560,603
LIABILITIES IN EXCESS OF OTHER ASSETS — (17.5)%		(10,980,483)

NET ASSETS — 100.0%		$62,580,120

(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at June 30, 2016.
(c)	Amount is less than 0.05% of net assets.
(d)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. As of June 30, 2016, total aggregate fair value of securities is $5,691, representing 0.0% of net assets.
(e)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(f)	The rate shown is the annualized seven-day yield at June 30, 2016.
(g)	Investment of cash collateral for securities loaned.

CVR = Contingent Value Rights

REIT = Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Aerospace & Defense	$965,198	$—	$—	$965,198
Air Freight & Logistics	130,359	—	—	130,359
Airlines	260,102	—	—	260,102
Auto Components	510,855	—	—	510,855
Automobiles	449,273	—	—	449,273
Banks	3,649,745	—	—	3,649,745

See accompanying notes to financial statements.

SPDR Russell Small Cap Completeness ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Beverages	$55,822	$—	$—	$55,822
Biotechnology	2,428,368	—	—	2,428,368
Building Products	691,986	—	—	691,986
Capital Markets	931,730	—	—	931,730
Chemicals	1,573,593	—	—	1,573,593
Commercial Services & Supplies	990,934	—	—	990,934
Communications Equipment	870,872	—	—	870,872
Construction & Engineering	446,389	—	—	446,389
Construction Materials	127,478	—	—	127,478
Consumer Finance	363,701	—	—	363,701
Containers & Packaging	651,122	—	—	651,122
Distributors	103,949	—	—	103,949
Diversified Consumer Services	453,331	—	—	453,331
Diversified Financial Services	520,202	—	—	520,202
Diversified Telecommunication Services	488,266	—	—	488,266
Electric Utilities	859,208	—	—	859,208
Electrical Equipment	330,205	—	—	330,205
Electronic Equipment, Instruments & Components	1,645,514	—	—	1,645,514
Energy Equipment & Services	710,131	—	—	710,131
Food & Staples Retailing	430,911	—	—	430,911
Food Products	1,240,723	—	—	1,240,723
Gas Utilities	830,541	—	—	830,541
Health Care Equipment & Supplies	1,847,303	—	—	1,847,303
Health Care Providers & Services	1,294,395	—	—	1,294,395
Health Care Technology	372,068	—	—	372,068
Hotels, Restaurants & Leisure	2,209,569	—	—	2,209,569
Household Durables	657,505	—	—	657,505
Household Products	168,035	—	—	168,035
Independent Power Producers & Energy Traders	247,809	—	—	247,809
Industrial Conglomerates	123,790	—	—	123,790
Insurance	2,600,012	—	—	2,600,012
Internet & Catalog Retail	485,802	—	—	485,802
Internet Software & Services	1,668,685	—	—	1,668,685
IT Services	2,080,809	—	—	2,080,809
Leisure Equipment & Products	257,579	—	—	257,579
Life Sciences Tools & Services	721,666	—	—	721,666
Machinery	2,062,998	—	—	2,062,998
Marine	82,274	—	—	82,274
Media	2,463,371	—	—	2,463,371
Metals & Mining	746,449	—	—	746,449
Multi-Utilities	305,272	—	—	305,272
Multiline Retail	127,261	—	—	127,261
Oil, Gas & Consumable Fuels	1,649,124	—	—	1,649,124
Paper & Forest Products	193,450	—	—	193,450
Personal Products	293,834	—	—	293,834
Pharmaceuticals	538,266	—	—	538,266
Professional Services	577,919	—	—	577,919
Real Estate Investment Trusts (REITs)	6,952,937	1,539	—	6,954,476
Real Estate Management & Development	344,236	—	—	344,236
Road & Rail	427,959	—	—	427,959
Semiconductors & Semiconductor Equipment	1,301,990	—	—	1,301,990
Software	2,841,338	—	—	2,841,338
Specialty Retail	1,209,689	—	—	1,209,689
Technology Hardware, Storage & Peripherals	240,812	—	—	240,812
Textiles, Apparel & Luxury Goods	591,274	—	—	591,274
Thrifts & Mortgage Finance	620,678	—	—	620,678
Tobacco	53,129	—	—	53,129

See accompanying notes to financial statements.

SPDR Russell Small Cap Completeness ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices		Level 2 — Other Significant Observable Inputs		Level 3 — Significant Unobservable Inputs	Total
Trading Companies & Distributors	$547,135		$—		$—	$547,135
Transportation Infrastructure	93,401		—		—	93,401
Water Utilities	200,571		—		—	200,571
Wireless Telecommunication Services	342,081		—		—	342,081
Rights
Biotechnology	—		2,894	(b)	—	2,894
Wireless Telecommunication Services	—		2,797		—	2,797
Warrants
Real Estate Management & Development	0	(a)	—		—	0	(a)
Short-Term Investments	11,300,390		—		—	11,300,390

TOTAL INVESTMENTS	$73,553,373		$7,230		$—	$73,560,603

(a)	Fund held Level 1 securities that were valued at $0 at June 30, 2016.
(b)	Fund held Level 2 securities that were valued at $0 at June 30, 2016.

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	105,128	$105,128	8,824,038	8,682,880	246,286	$246,286	$770	$—
State Street Navigator Securities Lending Prime Portfolio	13,033,937	13,033,937	44,390,512	46,370,345	11,054,104	11,054,104	105,965	—

See accompanying notes to financial statements.

SPDR S&P 400 Mid Cap Growth ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.9%
AEROSPACE & DEFENSE — 1.1%
B/E Aerospace, Inc.	22,263	$1,027,994
Curtiss-Wright Corp.	9,612	809,811
Huntington Ingalls Industries, Inc.	12,028	2,021,065

		3,858,870

AIRLINES — 0.8%
JetBlue Airways Corp. (a)	161,799	2,679,391

AUTO COMPONENTS — 0.4%
Gentex Corp. (b)	88,794	1,371,867

AUTOMOBILES — 0.2%
Thor Industries, Inc.	10,992	711,622

BANKS — 5.1%
BancorpSouth, Inc.	20,833	472,701
Bank of Hawaii Corp. (b)	12,938	890,134
Bank of the Ozarks, Inc. (b)	40,461	1,518,097
Cathay General Bancorp	23,616	665,971
Commerce Bancshares, Inc.	21,654	1,037,227
East West Bancorp, Inc.	46,348	1,584,175
First Horizon National Corp.	114,930	1,583,735
Fulton Financial Corp.	39,174	528,849
PrivateBancorp, Inc.	39,329	1,731,656
Signature Bank (a)	26,923	3,363,221
SVB Financial Group (a)	26,026	2,476,634
Synovus Financial Corp.	32,874	953,017
Webster Financial Corp.	26,596	902,934

		17,708,351

BEVERAGES — 0.2%
Boston Beer Co., Inc. Class A (a) (b)	3,281	561,149

BIOTECHNOLOGY — 0.7%
United Therapeutics Corp. (a) (b)	22,462	2,379,175

BUILDING PRODUCTS — 1.7%
AO Smith Corp.	36,976	3,257,955
Lennox International, Inc.	19,505	2,781,413

		6,039,368

CAPITAL MARKETS — 2.2%
Eaton Vance Corp. (b)	27,609	975,702
Federated Investors, Inc. Class B	22,750	654,745
Janus Capital Group, Inc.	36,790	512,117
Raymond James Financial, Inc.	27,293	1,345,545
SEI Investments Co.	68,261	3,284,037
Waddell & Reed Financial, Inc. Class A	18,871	324,958
WisdomTree Investments, Inc. (b)	55,611	544,432

		7,641,536

CHEMICALS — 2.9%
Ashland, Inc.	15,675	1,799,020
Minerals Technologies, Inc.	10,788	612,759
NewMarket Corp.	2,864	1,186,784
PolyOne Corp.	19,661	692,854
RPM International, Inc.	34,234	1,709,988
Scotts Miracle-Gro Co. Class A	13,401	936,864
Sensient Technologies Corp.	11,922	846,939
Valspar Corp.	21,646	2,338,417

		10,123,625

COMMERCIAL SERVICES & SUPPLIES — 1.2%
Copart, Inc. (a) (b)	32,945	1,614,634
Deluxe Corp. (b)	12,267	814,161
Herman Miller, Inc.	14,397	430,326
Rollins, Inc.	46,662	1,365,797

		4,224,918

COMMUNICATIONS EQUIPMENT — 1.7%
ARRIS International PLC (a)	87,964	1,843,725
Brocade Communications Systems, Inc.	59,700	548,046
Ciena Corp. (a)	65,349	1,225,294
InterDigital, Inc.	7,559	420,885
Plantronics, Inc.	10,390	457,160
Polycom, Inc. (a)	34,198	384,728
ViaSat, Inc. (a) (b)	14,195	1,013,523

		5,893,361

CONSTRUCTION & ENGINEERING — 0.1%
KBR, Inc.	27,235	360,591

CONSTRUCTION MATERIALS — 0.5%
Eagle Materials, Inc.	24,335	1,877,445

CONTAINERS & PACKAGING — 1.5%
AptarGroup, Inc.	18,074	1,430,196
Packaging Corp. of America	47,168	3,156,954
Silgan Holdings, Inc.	10,332	531,685

		5,118,835

DISTRIBUTORS — 0.6%
Pool Corp.	20,830	1,958,645

DIVERSIFIED CONSUMER SERVICES — 0.7%
Service Corp. International	96,514	2,609,739

DIVERSIFIED FINANCIAL SERVICES — 3.5%
CBOE Holdings, Inc.	40,509	2,698,710
FactSet Research Systems, Inc. (b)	20,391	3,291,515
MarketAxess Holdings, Inc.	18,885	2,745,879
MSCI, Inc.	43,614	3,363,512

		12,099,616

ELECTRIC UTILITIES — 0.3%
IDACORP, Inc.	11,363	924,380

ELECTRICAL EQUIPMENT — 0.3%
Hubbell, Inc.	11,110	1,171,772

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.4%
Belden, Inc.	11,544	696,911
Cognex Corp.	42,067	1,813,088
FEI Co.	9,031	965,233
IPG Photonics Corp. (a) (b)	18,089	1,447,120
National Instruments Corp.	24,750	678,150
Trimble Navigation, Ltd. (a)	51,016	1,242,750
Zebra Technologies Corp. Class A (a) (b)	25,854	1,295,285

		8,138,537

FOOD & STAPLES RETAILING — 1.0%
Casey’s General Stores, Inc.	10,459	1,375,463
Sprouts Farmers Market, Inc. (a) (b)	70,043	1,603,985
SUPERVALU, Inc. (a)	69,225	326,742

		3,306,190

See accompanying notes to financial statements.

SPDR S&P 400 Mid Cap Growth ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

FOOD PRODUCTS — 4.4%
Flowers Foods, Inc. (b)	89,987	$1,687,256
Hain Celestial Group, Inc. (a)	28,626	1,424,143
Ingredion, Inc.	15,973	2,067,066
Lancaster Colony Corp.	6,111	779,825
Post Holdings, Inc. (a)	32,345	2,674,608
Snyder’s-Lance, Inc.	22,530	763,542
Tootsie Roll Industries, Inc. (b)	4,931	189,991
TreeHouse Foods, Inc. (a)	13,707	1,407,024
WhiteWave Foods Co. (a)	88,700	4,163,578

		15,157,033

GAS UTILITIES — 1.1%
Atmos Energy Corp.	22,260	1,810,183
National Fuel Gas Co.	15,825	900,126
WGL Holdings, Inc.	14,550	1,029,995

		3,740,304

HEALTH CARE EQUIPMENT & SUPPLIES — 7.3%
Abiomed, Inc. (a)	19,833	2,167,549
Align Technology, Inc. (a)	36,586	2,947,002
Cooper Cos., Inc.	11,514	1,975,457
Halyard Health, Inc. (a)	9,158	297,818
Hill-Rom Holdings, Inc.	18,149	915,617
IDEXX Laboratories, Inc. (a)	44,869	4,166,535
LivaNova PLC (a)	21,685	1,089,238
ResMed, Inc. (b)	70,327	4,446,776
STERIS PLC	43,126	2,964,912
Teleflex, Inc. (b)	13,376	2,371,699
West Pharmaceutical Services, Inc.	24,262	1,841,001

		25,183,604

HEALTH CARE PROVIDERS & SERVICES — 2.9%
Amsurg Corp. (a)	27,233	2,111,647
MEDNAX, Inc. (a)	46,447	3,364,156
Molina Healthcare, Inc. (a) (b)	10,475	522,703
VCA, Inc. (a)	40,601	2,745,034
WellCare Health Plans, Inc. (a)	10,487	1,125,045

		9,868,585

HEALTH CARE TECHNOLOGY — 0.1%
Allscripts Healthcare Solutions, Inc. (a)	40,919	519,671

HOTELS, RESTAURANTS & LEISURE — 4.2%
Brinker International, Inc. (b)	12,343	561,977
Buffalo Wild Wings, Inc. (a) (b)	9,339	1,297,654
Cheesecake Factory, Inc. (b)	10,424	501,811
Churchill Downs, Inc.	5,900	745,524
Cracker Barrel Old Country Store, Inc. (b)	4,932	845,690
Domino’s Pizza, Inc.	25,174	3,307,360
Dunkin’ Brands Group, Inc. (b)	45,413	1,980,915
Jack in the Box, Inc.	9,683	831,963
Panera Bread Co. Class A (a) (b)	11,386	2,413,149
Texas Roadhouse, Inc. (b)	23,163	1,056,233
Wendy’s Co.	108,545	1,044,203

		14,586,479

HOUSEHOLD DURABLES — 2.8%
CalAtlantic Group, Inc. (b)	19,897	730,419
Helen of Troy, Ltd. (a)	13,800	1,419,192

NVR, Inc. (a)	1,808	3,218,855
Tempur Sealy International, Inc. (a) (b)	30,130	1,666,792
Toll Brothers, Inc. (a)	76,807	2,066,876
TRI Pointe Group, Inc. (a)	38,648	456,819

		9,558,953

HOUSEHOLD PRODUCTS — 0.2%
Energizer Holdings, Inc.	13,075	673,232

INSURANCE — 2.0%
American Financial Group, Inc.	17,605	1,301,538
Brown & Brown, Inc.	37,615	1,409,434
Old Republic International Corp.	122,616	2,365,263
Primerica, Inc. (b)	13,692	783,730
RenaissanceRe Holdings, Ltd. (b)	9,753	1,145,392

		7,005,357

INTERNET SOFTWARE & SERVICES — 1.0%
comScore, Inc. (a) (b)	15,244	364,027
j2 Global, Inc. (b)	22,922	1,447,983
Rackspace Hosting, Inc. (a) (b)	26,255	547,679
WebMD Health Corp. (a) (b)	19,095	1,109,610

		3,469,299

IT SERVICES — 5.6%
Acxiom Corp. (a)	17,565	386,254
Broadridge Financial Solutions, Inc.	58,831	3,835,781
Convergys Corp. (b)	47,898	1,197,450
CoreLogic, Inc. (a)	27,543	1,059,855
DST Systems, Inc.	15,693	1,827,136
Gartner, Inc. (a)	41,360	4,028,878
Jack Henry & Associates, Inc.	39,550	3,451,528
Leidos Holdings, Inc.	11,986	573,770
MAXIMUS, Inc.	32,157	1,780,533
NeuStar, Inc. Class A (a) (b)	14,260	335,253
WEX, Inc. (a)	11,595	1,028,129

		19,504,567

LEISURE EQUIPMENT & PRODUCTS — 1.1%
Brunswick Corp.	21,016	952,445
Polaris Industries, Inc.	16,477	1,347,159
Vista Outdoor, Inc. (a)	30,301	1,446,267

		3,745,871

LIFE SCIENCES TOOLS & SERVICES — 3.1%
Bio-Techne Corp.	18,430	2,078,351
Charles River Laboratories International, Inc. (a)	23,745	1,957,538
Mettler-Toledo International, Inc. (a)	13,400	4,889,928
PAREXEL International Corp. (a)	26,610	1,673,237

		10,599,054

MACHINERY — 3.3%
Crane Co.	10,937	620,347
Donaldson Co., Inc.	25,808	886,763
Graco, Inc.	17,985	1,420,635
IDEX Corp.	20,701	1,699,552
ITT, Inc.	18,461	590,383
Nordson Corp.	14,880	1,244,117
Toro Co.	27,672	2,440,670
Wabtec Corp. (b)	27,679	1,943,896
Woodward, Inc.	12,046	694,331

		11,540,694

See accompanying notes to financial statements.

SPDR S&P 400 Mid Cap Growth ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

MEDIA — 1.4%
AMC Networks, Inc. Class A (a)	30,878	$1,865,649
Cable One, Inc.	1,292	660,742
Cinemark Holdings, Inc.	23,312	849,955
DreamWorks Animation SKG, Inc. Class A (a)	16,147	659,928
Live Nation Entertainment, Inc. (a)	29,358	689,913

		4,726,187

METALS & MINING — 0.2%
Compass Minerals International, Inc. (b)	9,279	688,409

PAPER & FOREST PRODUCTS — 0.2%
Louisiana-Pacific Corp. (a)	45,003	780,802

PERSONAL PRODUCTS — 0.3%
Avon Products, Inc. (b)	59,884	226,362
Edgewell Personal Care Co. (a)	10,493	885,714

		1,112,076

PHARMACEUTICALS — 1.0%
Akorn, Inc. (a) (b)	41,329	1,177,257
Catalent, Inc. (a)	31,760	730,162
Prestige Brands Holdings, Inc. (a)	26,155	1,448,987

		3,356,406

PROFESSIONAL SERVICES — 0.3%
CEB, Inc.	16,035	989,039

REAL ESTATE INVESTMENT TRUSTS (REITS) — 13.6%
Alexandria Real Estate Equities, Inc.	22,679	2,347,730
American Campus Communities, Inc.	34,878	1,844,000
Camden Property Trust	23,691	2,094,758
Care Capital Properties, Inc.	18,108	474,611
Communications Sales & Leasing, Inc. (a)	68,696	1,985,314
DCT Industrial Trust, Inc. REIT	29,792	1,431,208
Douglas Emmett, Inc.	43,023	1,528,177
Duke Realty Corp.	80,555	2,147,596
Education Realty Trust, Inc.	32,650	1,506,471
EPR Properties	14,492	1,169,215
Equity One, Inc.	44,981	1,447,489
First Industrial Realty Trust, Inc.	38,540	1,072,183
Healthcare Realty Trust, Inc. REIT	56,266	1,968,747
Highwoods Properties, Inc.	25,589	1,351,099
Kilroy Realty Corp. REIT	28,323	1,877,532
Lamar Advertising Co. Class A (b)	41,451	2,748,201
Medical Properties Trust, Inc.	53,658	816,138
Mid-America Apartment Communities, Inc.	26,549	2,824,814
National Retail Properties, Inc.	34,861	1,803,011
Omega Healthcare Investors, Inc.	41,055	1,393,817
Post Properties, Inc. REIT	14,482	884,126
Potlatch Corp.	9,991	340,693
Regency Centers Corp.	48,926	4,096,574
Sovran Self Storage, Inc.	23,287	2,443,272
Tanger Factory Outlet Centers, Inc.	29,163	1,171,769
Taubman Centers, Inc.	14,399	1,068,406
Urban Edge Properties	25,848	771,821
Weingarten Realty Investors REIT	58,091	2,371,275

		46,980,047

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.9%
Alexander & Baldwin, Inc.	22,604	816,908
Jones Lang LaSalle, Inc.	22,628	2,205,099

		3,022,007

ROAD & RAIL — 0.3%
Old Dominion Freight Line, Inc. (a)	17,056	1,028,647

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.8%
Advanced Micro Devices, Inc. (a)	145,169	746,169
Fairchild Semiconductor International, Inc. (a)	25,103	498,295
Integrated Device Technology, Inc. (a)	67,103	1,350,783
Microsemi Corp. (a)	56,991	1,862,466
Silicon Laboratories, Inc. (a)	13,298	648,144
Synaptics, Inc. (a) (b)	18,188	977,605

		6,083,462

SOFTWARE — 8.6%
ACI Worldwide, Inc. (a)	59,059	1,152,241
ANSYS, Inc. (a)	44,163	4,007,792
Cadence Design Systems, Inc. (a)	150,872	3,666,190
CDK Global, Inc. (b)	77,862	4,320,562
CommVault Systems, Inc. (a)	11,348	490,120
Fair Isaac Corp.	15,555	1,757,871
Fortinet, Inc. (a)	73,349	2,317,095
Manhattan Associates, Inc. (a)	36,158	2,318,813
PTC, Inc. (a)	32,507	1,221,613
Synopsys, Inc. (a)	50,334	2,722,063
Tyler Technologies, Inc. (a) (b)	16,299	2,717,206
Ultimate Software Group, Inc. (a)	14,494	3,047,943

		29,739,509

SPECIALTY RETAIL — 0.5%
Restoration Hardware Holdings, Inc. (a) (b)	18,361	526,593
Williams-Sonoma, Inc. (b)	20,299	1,058,187

		1,584,780

TEXTILES, APPAREL & LUXURY GOODS — 1.5%
Carter’s, Inc.	25,528	2,717,966
Kate Spade & Co. (a)	22,026	453,956
Skechers U.S.A., Inc. Class A (a)	66,940	1,989,457

		5,161,379

THRIFTS & MORTGAGE FINANCE — 0.2%
Washington Federal, Inc.	26,535	643,739

TRADING COMPANIES & DISTRIBUTORS — 0.4%
Watsco, Inc.	8,793	1,237,087

WATER UTILITIES — 0.5%
Aqua America, Inc.	51,767	1,846,011

TOTAL COMMON STOCKS (Cost $320,517,643)		344,891,273

See accompanying notes to financial statements.

SPDR S&P 400 Mid Cap Growth ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

SHORT-TERM INVESTMENTS — 9.1%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (c) (d)	291,440	$291,440
State Street Navigator Securities Lending Prime Portfolio (c) (e)	31,109,942	31,109,942

TOTAL SHORT-TERM INVESTMENTS (Cost $31,401,382)		31,401,382

TOTAL INVESTMENTS — 109.0% (Cost $351,919,025)		376,292,655
LIABILITIES IN EXCESS OF OTHER ASSETS — (9.0)%		(31,033,251)

NET ASSETS — 100.0%		$345,259,404

(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at June 30, 2016.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at June 30, 2016.
(e)	Investment of cash collateral for securities loaned.

REIT = Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Aerospace & Defense	$3,858,870	$—	$—	$3,858,870
Airlines	2,679,391	—	—	2,679,391
Auto Components	1,371,867	—	—	1,371,867
Automobiles	711,622	—	—	711,622
Banks	17,708,351	—	—	17,708,351
Beverages	561,149	—	—	561,149
Biotechnology	2,379,175	—	—	2,379,175
Building Products	6,039,368	—	—	6,039,368
Capital Markets	7,641,536	—	—	7,641,536
Chemicals	10,123,625	—	—	10,123,625
Commercial Services & Supplies	4,224,918	—	—	4,224,918
Communications Equipment	5,893,361	—	—	5,893,361
Construction & Engineering	360,591	—	—	360,591
Construction Materials	1,877,445	—	—	1,877,445
Containers & Packaging	5,118,835	—	—	5,118,835
Distributors	1,958,645	—	—	1,958,645
Diversified Consumer Services	2,609,739	—	—	2,609,739
Diversified Financial Services	12,099,616	—	—	12,099,616
Electric Utilities	924,380	—	—	924,380
Electrical Equipment	1,171,772	—	—	1,171,772
Electronic Equipment, Instruments & Components	8,138,537	—	—	8,138,537
Food & Staples Retailing	3,306,190	—	—	3,306,190
Food Products	15,157,033	—	—	15,157,033
Gas Utilities	3,740,304	—	—	3,740,304
Health Care Equipment & Supplies	25,183,604	—	—	25,183,604
Health Care Providers & Services	9,868,585	—	—	9,868,585
Health Care Technology	519,671	—	—	519,671
Hotels, Restaurants & Leisure	14,586,479	—	—	14,586,479
Household Durables	9,558,953	—	—	9,558,953
Household Products	673,232	—	—	673,232
Insurance	7,005,357	—	—	7,005,357
Internet Software & Services	3,469,299	—	—	3,469,299
IT Services	19,504,567	—	—	19,504,567
Leisure Equipment & Products	3,745,871	—	—	3,745,871

See accompanying notes to financial statements.

SPDR S&P 400 Mid Cap Growth ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Life Sciences Tools & Services	$10,599,054	$—	$—	$10,599,054
Machinery	11,540,694	—	—	11,540,694
Media	4,726,187	—	—	4,726,187
Metals & Mining	688,409	—	—	688,409
Paper & Forest Products	780,802	—	—	780,802
Personal Products	1,112,076	—	—	1,112,076
Pharmaceuticals	3,356,406	—	—	3,356,406
Professional Services	989,039	—	—	989,039
Real Estate Investment Trusts (REITs)	46,980,047	—	—	46,980,047
Real Estate Management & Development	3,022,007	—	—	3,022,007
Road & Rail	1,028,647	—	—	1,028,647
Semiconductors & Semiconductor Equipment	6,083,462	—	—	6,083,462
Software	29,739,509	—	—	29,739,509
Specialty Retail	1,584,780	—	—	1,584,780
Textiles, Apparel & Luxury Goods	5,161,379	—	—	5,161,379
Thrifts & Mortgage Finance	643,739	—	—	643,739
Trading Companies & Distributors	1,237,087	—	—	1,237,087
Water Utilities	1,846,011	—	—	1,846,011
Short-Term Investments	31,401,382	—	—	31,401,382

TOTAL INVESTMENTS	$376,292,655	$—	$—	$376,292,655

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	608,673	$608,673	29,259,779	29,577,012	291,440	$291,440	$1,481	$—
State Street Navigator Securities Lending Prime Portfolio	16,579,214	16,579,214	157,251,394	142,720,666	31,109,942	31,109,942	50,487	—

See accompanying notes to financial statements.

SPDR S&P 400 Mid Cap Value ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.9%
AEROSPACE & DEFENSE — 2.9%
B/E Aerospace, Inc.	15,607	$720,653
Curtiss-Wright Corp.	6,700	564,475
Esterline Technologies Corp. (a)	7,836	486,146
Huntington Ingalls Industries, Inc.	6,169	1,036,577
KLX, Inc. (a)	14,066	436,046
Orbital ATK, Inc.	15,666	1,333,803
Teledyne Technologies, Inc. (a)	9,222	913,439
Triumph Group, Inc. (b)	13,255	470,553

		5,961,692

AUTO COMPONENTS — 0.4%
Dana Holding Corp.	39,523	417,363
Gentex Corp. (b)	29,354	453,519

		870,882

AUTOMOBILES — 0.2%
Thor Industries, Inc.	6,267	405,726

BANKS — 6.1%
Associated Banc-Corp	40,128	688,195
BancorpSouth, Inc.	11,421	259,142
Bank of Hawaii Corp. (b)	4,447	305,954
Cathay General Bancorp	6,852	193,226
Commerce Bancshares, Inc.	10,452	500,651
Cullen/Frost Bankers, Inc. (b)	14,641	933,071
East West Bancorp, Inc.	13,531	462,490
First Niagara Financial Group, Inc.	94,694	922,320
FirstMerit Corp.	44,582	903,677
FNB Corp.	55,822	700,008
Fulton Financial Corp.	25,113	339,025
Hancock Holding Co.	20,715	540,869
International Bancshares Corp.	14,854	387,541
PacWest Bancorp	30,585	1,216,671
Prosperity Bancshares, Inc.	17,477	891,152
Synovus Financial Corp.	15,814	458,448
TCF Financial Corp.	45,759	578,851
Trustmark Corp.	18,093	449,611
Umpqua Holdings Corp.	59,011	912,900
Valley National Bancorp	59,900	546,288
Webster Financial Corp.	10,506	356,679

		12,546,769

BEVERAGES — 0.1%
Boston Beer Co., Inc. Class A (a) (b)	755	129,128

CAPITAL MARKETS — 1.4%
Eaton Vance Corp. (b)	15,476	546,922
Federated Investors, Inc. Class B	12,955	372,845
Janus Capital Group, Inc.	19,141	266,442
Raymond James Financial, Inc.	19,207	946,905
Stifel Financial Corp. (a)	17,762	558,615
Waddell & Reed Financial, Inc. Class A (b)	11,572	199,270

		2,890,999

CHEMICALS — 3.0%
Ashland, Inc.	8,137	933,883
Cabot Corp.	16,702	762,613
Minerals Technologies, Inc.	3,418	194,142
NewMarket Corp.	1,105	457,890

Olin Corp. (b)	44,203	1,098,003
PolyOne Corp.	11,955	421,294
RPM International, Inc.	17,080	853,146
Scotts Miracle-Gro Co. Class A	4,813	336,477
Sensient Technologies Corp.	5,475	388,944
Valspar Corp.	7,985	862,620

		6,309,012

COMMERCIAL SERVICES & SUPPLIES — 1.8%
Clean Harbors, Inc. (a)	13,976	728,289
Copart, Inc. (a) (b)	8,789	430,749
Deluxe Corp. (b)	6,452	428,219
Herman Miller, Inc.	8,174	244,321
HNI Corp.	11,887	552,627
MSA Safety, Inc.	8,508	446,925
RR Donnelley & Sons Co. (b)	56,056	948,468

		3,779,598

COMMUNICATIONS EQUIPMENT — 1.1%
Brocade Communications Systems, Inc.	92,419	848,406
InterDigital, Inc.	5,182	288,534
NetScout Systems, Inc. (a)	25,039	557,117
Plantronics, Inc.	3,289	144,716
Polycom, Inc. (a)	17,431	196,099
ViaSat, Inc. (a) (b)	4,622	330,011

		2,364,883

CONSTRUCTION & ENGINEERING — 1.8%
AECOM (a)	40,995	1,302,411
EMCOR Group, Inc.	16,200	798,012
Granite Construction, Inc.	10,636	484,470
KBR, Inc.	23,258	307,936
Valmont Industries, Inc.	6,032	815,949

		3,708,778

CONSUMER FINANCE — 0.3%
SLM Corp. (a)	114,550	707,919

CONTAINERS & PACKAGING — 1.8%
AptarGroup, Inc.	7,083	560,478
Bemis Co., Inc.	25,357	1,305,632
Greif, Inc. Class A	6,902	257,238
Silgan Holdings, Inc. (b)	5,246	269,959
Sonoco Products Co.	26,922	1,336,946

		3,730,253

DIVERSIFIED CONSUMER SERVICES — 0.6%
DeVry Education Group, Inc.	15,150	270,276
Graham Holdings Co. Class B	1,143	559,544
Sotheby’s (b)	13,896	380,751

		1,210,571

ELECTRIC UTILITIES — 3.6%
Great Plains Energy, Inc.	41,300	1,255,520
Hawaiian Electric Industries, Inc.	28,889	947,270
IDACORP, Inc.	7,294	593,367
OGE Energy Corp.	53,459	1,750,782
PNM Resources, Inc.	21,285	754,341
Westar Energy, Inc.	37,886	2,125,026

		7,426,306

See accompanying notes to financial statements.

SPDR S&P 400 Mid Cap Value ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

ELECTRICAL EQUIPMENT — 0.7%
Hubbell, Inc.	8,081	$852,303
Regal Beloit Corp.	11,927	656,581

		1,508,884

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 5.6%
Arrow Electronics, Inc. (a)	24,479	1,515,250
Avnet, Inc.	34,415	1,394,152
Belden, Inc.	4,994	301,488
FEI Co.	6,050	646,624
Ingram Micro, Inc. Class A	39,666	1,379,583
Jabil Circuit, Inc.	51,134	944,445
Keysight Technologies, Inc. (a)	45,533	1,324,555
Knowles Corp. (a)	23,710	324,353
National Instruments Corp.	13,454	368,640
SYNNEX Corp.	7,768	736,562
Tech Data Corp. (a)	9,382	674,097
Trimble Navigation, Ltd. (a)	39,682	966,653
VeriFone Systems, Inc. (a)	29,458	546,151
Vishay Intertechnology, Inc. (b)	36,281	449,521

		11,572,074

ENERGY EQUIPMENT & SERVICES — 2.9%
Dril-Quip, Inc. (a)	10,144	592,714
Ensco PLC Class A	80,658	783,189
Nabors Industries, Ltd.	75,441	758,182
Noble Corp. PLC	65,081	536,267
Oceaneering International, Inc.	26,197	782,242
Oil States International, Inc. (a)	13,721	451,147
Patterson-UTI Energy, Inc. (b)	39,456	841,202
Rowan Cos. PLC Class A	33,550	592,493
Superior Energy Services, Inc.	40,470	745,053

		6,082,489

FOOD & STAPLES RETAILING — 0.7%
Casey’s General Stores, Inc.	4,757	625,593
SUPERVALU, Inc. (a)	33,384	157,572
United Natural Foods, Inc. (a)	13,516	632,549

		1,415,714

FOOD PRODUCTS — 1.9%
Dean Foods Co. (b)	24,569	444,453
Hain Celestial Group, Inc. (a)	12,205	607,199
Ingredion, Inc.	10,759	1,392,322
Lancaster Colony Corp.	1,875	239,269
Snyder’s-Lance, Inc.	8,890	301,282
Tootsie Roll Industries, Inc. (b)	2,099	80,874
TreeHouse Foods, Inc. (a)	7,861	806,932

		3,872,331

GAS UTILITIES — 4.1%
Atmos Energy Corp.	15,330	1,246,635
National Fuel Gas Co.	14,111	802,634
New Jersey Resources Corp.	23,043	888,308
ONE Gas, Inc.	13,937	928,065
Questar Corp.	46,923	1,190,436
Southwest Gas Corp.	12,700	999,617
UGI Corp.	46,207	2,090,867
WGL Holdings, Inc.	5,775	408,812

		8,555,374

HEALTH CARE EQUIPMENT & SUPPLIES — 1.4%
Cooper Cos., Inc.	6,764	1,160,500
Halyard Health, Inc. (a)	7,506	244,095
Hill-Rom Holdings, Inc.	5,365	270,664
Teleflex, Inc. (b)	4,504	798,604
West Pharmaceutical Services, Inc.	6,607	501,339

		2,975,202

HEALTH CARE PROVIDERS & SERVICES — 1.7%
Community Health Systems, Inc. (a)	30,151	363,320
LifePoint Health, Inc. (a)	11,616	759,338
Molina Healthcare, Inc. (a) (b)	5,315	265,219
Owens & Minor, Inc. (b)	16,795	627,797
Tenet Healthcare Corp. (a) (b)	26,585	734,809
WellCare Health Plans, Inc. (a)	6,291	674,898

		3,425,381

HEALTH CARE TECHNOLOGY — 0.2%
Allscripts Healthcare Solutions, Inc. (a)	28,059	356,349

HOTELS, RESTAURANTS & LEISURE — 1.0%
Brinker International, Inc. (b)	8,358	380,540
Cheesecake Factory, Inc. (b)	6,334	304,919
Cracker Barrel Old Country Store, Inc. (b)	3,679	630,838
International Speedway Corp. Class A	7,071	236,525
Jack in the Box, Inc.	3,441	295,650
Texas Roadhouse, Inc. (b)	4,438	202,373

		2,050,845

HOUSEHOLD DURABLES — 0.8%
CalAtlantic Group, Inc. (b)	9,392	344,780
KB Home (b)	22,385	340,476
TRI Pointe Group, Inc. (a)	17,949	212,157
Tupperware Brands Corp. (b)	13,466	757,867

		1,655,280

HOUSEHOLD PRODUCTS — 0.2%
Energizer Holdings, Inc.	9,426	485,345

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.1%
Talen Energy Corp. (a)	17,218	233,304

INDUSTRIAL CONGLOMERATES — 0.9%
Carlisle Cos., Inc.	17,185	1,816,111

INSURANCE — 7.6%
Alleghany Corp. (a)	4,131	2,270,315
American Financial Group, Inc.	9,493	701,817
Aspen Insurance Holdings, Ltd.	16,233	752,887
Brown & Brown, Inc.	11,163	418,278
CNO Financial Group, Inc.	47,927	836,805
Endurance Specialty Holdings, Ltd.	16,595	1,114,520
Everest Re Group, Ltd.	11,330	2,069,651
First American Financial Corp.	29,278	1,177,561
Genworth Financial, Inc. Class A (a) (b)	133,399	344,169
Hanover Insurance Group, Inc.	11,534	976,007
Kemper Corp.	12,865	398,558
Mercury General Corp.	9,739	517,725
Primerica, Inc. (b)	5,241	299,995
Reinsurance Group of America, Inc.	17,144	1,662,797

See accompanying notes to financial statements.

SPDR S&P 400 Mid Cap Value ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

RenaissanceRe Holdings, Ltd.	6,264	$735,644
WR Berkley Corp.	26,256	1,573,260

		15,849,989

INTERNET & CATALOG RETAIL — 0.2%
HSN, Inc.	8,544	418,058

INTERNET SOFTWARE & SERVICES — 0.2%
comScore, Inc. (a) (b)	4,235	101,132
Rackspace Hosting, Inc. (a) (b)	14,901	310,835

		411,967

IT SERVICES — 2.0%
Acxiom Corp. (a)	11,210	246,508
Computer Sciences Corp.	37,146	1,844,299
CoreLogic, Inc. (a)	9,308	358,172
Leidos Holdings, Inc.	10,741	514,172
NeuStar, Inc. Class A (a) (b)	6,646	156,247
Science Applications International Corp.	11,049	644,709
WEX, Inc. (a)	4,291	380,483

		4,144,590

LEISURE EQUIPMENT & PRODUCTS — 0.6%
Brunswick Corp.	12,872	583,359
Polaris Industries, Inc. (b)	7,194	588,181

		1,171,540

LIFE SCIENCES TOOLS & SERVICES — 0.4%
Bio-Rad Laboratories, Inc. Class A (a)	5,612	802,628

MACHINERY — 5.3%
AGCO Corp.	18,963	893,726
CLARCOR, Inc.	12,998	790,668
Crane Co.	7,303	414,226
Donaldson Co., Inc.	19,563	672,185
Graco, Inc.	5,355	422,991
IDEX Corp.	9,143	750,640
ITT, Inc.	13,940	445,801
Joy Global, Inc.	26,227	554,439
Kennametal, Inc.	21,289	470,700
Lincoln Electric Holdings, Inc.	16,711	987,286
Nordson Corp.	6,336	529,753
Oshkosh Corp.	19,650	937,502
Terex Corp.	29,251	594,088
Timken Co.	18,424	564,880
Trinity Industries, Inc. (b)	40,339	749,095
Wabtec Corp. (b)	9,383	658,968
Woodward, Inc.	8,250	475,530

		10,912,478

MARINE — 0.4%
Kirby Corp. (a)	14,444	901,161

MEDIA — 1.8%
Cable One, Inc.	463	236,783
Cinemark Holdings, Inc.	15,558	567,245
DreamWorks Animation SKG, Inc. Class A (a)	10,412	425,538
John Wiley & Sons, Inc. Class A	12,960	676,253
Live Nation Entertainment, Inc. (a)	23,066	542,051
Meredith Corp.	10,083	523,408
New York Times Co. Class A	32,996	399,252

Time, Inc.	27,222	448,074

		3,818,604

METALS & MINING — 3.4%
Allegheny Technologies, Inc. (b)	29,132	371,433
Carpenter Technology Corp.	12,491	411,329
Commercial Metals Co.	30,647	517,934
Compass Minerals International, Inc. (b)	3,929	291,493
Reliance Steel & Aluminum Co.	19,322	1,485,862
Royal Gold, Inc.	17,470	1,258,189
Steel Dynamics, Inc.	65,164	1,596,518
United States Steel Corp. (b)	39,228	661,384
Worthington Industries, Inc.	11,837	500,705

		7,094,847

MULTI-UTILITIES — 1.6%
Black Hills Corp.	13,849	873,041
MDU Resources Group, Inc.	52,284	1,254,816
Vectren Corp.	22,206	1,169,590

		3,297,447

MULTILINE RETAIL — 0.6%
Big Lots, Inc. (b)	11,862	594,405
JC Penney Co., Inc. (a) (b)	82,234	730,238

		1,324,643

OIL, GAS & CONSUMABLE FUELS — 4.0%
CONSOL Energy, Inc.	61,424	988,312
Denbury Resources, Inc. (b)	93,769	336,631
Energen Corp.	25,982	1,252,592
Gulfport Energy Corp. (a)	33,588	1,049,961
HollyFrontier Corp.	47,015	1,117,546
QEP Resources, Inc.	63,303	1,116,032
SM Energy Co. (b)	18,215	491,805
Western Refining, Inc.	21,498	443,504
World Fuel Services Corp.	18,936	899,271
WPX Energy, Inc. (a)	74,191	690,718

		8,386,372

PAPER & FOREST PRODUCTS — 0.4%
Domtar Corp.	16,786	587,678
Louisiana-Pacific Corp. (a) (b)	13,848	240,263

		827,941

PERSONAL PRODUCTS — 0.6%
Avon Products, Inc. (b)	84,008	317,550
Edgewell Personal Care Co.	10,153	857,015

		1,174,565

PHARMACEUTICALS — 0.1%
Catalent, Inc. (a)	11,455	263,350

PROFESSIONAL SERVICES — 0.8%
FTI Consulting, Inc. (a)	11,121	452,402
ManpowerGroup, Inc.	19,123	1,230,374

		1,682,776

REAL ESTATE INVESTMENT TRUSTS (REITS) — 10.1%
Alexandria Real Estate Equities, Inc.	7,676	794,620
American Campus Communities, Inc.	16,065	849,357
Camden Property Trust	10,450	923,989
Care Capital Properties, Inc.	12,617	330,692

See accompanying notes to financial statements.

SPDR S&P 400 Mid Cap Value ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Corporate Office Properties Trust	25,317	$748,624
Corrections Corp. of America	31,428	1,100,609
DCT Industrial Trust, Inc. REIT	7,579	364,095
Douglas Emmett, Inc. (b)	14,277	507,119
Duke Realty Corp.	49,022	1,306,927
EPR Properties	9,315	751,534
First Industrial Realty Trust, Inc.	10,981	305,491
Highwoods Properties, Inc.	12,519	661,003
Hospitality Properties Trust	40,508	1,166,630
Kilroy Realty Corp. REIT	9,377	621,601
LaSalle Hotel Properties (b)	30,292	714,285
Liberty Property Trust REIT	39,198	1,556,945
Mack-Cali Realty Corp.	24,016	648,432
Medical Properties Trust, Inc.	34,398	523,194
Mid-America Apartment Communities, Inc.	6,091	648,082
National Retail Properties, Inc.	20,024	1,035,641
Omega Healthcare Investors, Inc.	22,205	753,860
Post Properties, Inc. REIT	6,488	396,092
Potlatch Corp.	5,479	186,834
Rayonier, Inc.	32,784	860,252
Senior Housing Properties Trust	63,553	1,323,809
Tanger Factory Outlet Centers, Inc.	9,633	387,054
Taubman Centers, Inc.	8,552	634,558
Urban Edge Properties	10,611	316,844
WP Glimcher, Inc. (b)	49,543	554,386

		20,972,559

ROAD & RAIL — 1.2%
Genesee & Wyoming, Inc. Class A (a)	15,276	900,520
Landstar System, Inc.	11,324	777,506
Old Dominion Freight Line, Inc. (a)	9,192	554,370
Werner Enterprises, Inc.	11,927	273,963

		2,506,359

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.0%
Advanced Micro Devices, Inc. (a)	92,859	477,295
Cree, Inc. (a) (b)	26,906	657,583
Cypress Semiconductor Corp. (b)	82,322	868,497
Fairchild Semiconductor International, Inc. (a)	16,718	331,852
Intersil Corp. Class A	36,070	488,388
Silicon Laboratories, Inc. (a)	3,071	149,681
Teradyne, Inc.	54,367	1,070,486

		4,043,782

SOFTWARE — 1.0%
CommVault Systems, Inc. (a)	4,998	215,864
Mentor Graphics Corp.	26,908	572,064
PTC, Inc. (a)	13,537	508,720
Synopsys, Inc. (a)	13,836	748,251

		2,044,899

SPECIALTY RETAIL — 3.6%
Aaron’s, Inc.	17,302	378,741
Abercrombie & Fitch Co. Class A	18,093	322,236
American Eagle Outfitters, Inc.	44,496	708,821
Ascena Retail Group, Inc. (a) (b)	45,697	319,422
Cabela’s, Inc. (a)	12,946	648,077
Chico’s FAS, Inc.	35,482	380,012

CST Brands, Inc.	20,214	870,819
Dick’s Sporting Goods, Inc.	23,828	1,073,690
GameStop Corp. Class A (b)	27,793	738,738
Guess?, Inc.	17,156	258,198
Murphy USA, Inc. (a)	9,902	734,332
Office Depot, Inc. (a)	132,513	438,618
Williams-Sonoma, Inc. (b)	11,037	575,359

		7,447,063

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 1.2%
3D Systems Corp. (a) (b)	28,482	389,919
Diebold, Inc. (b)	17,438	432,985
Lexmark International, Inc. Class A	16,804	634,351
NCR Corp. (a)	33,142	920,353

		2,377,608

TEXTILES, APPAREL & LUXURY GOODS — 0.6%
Deckers Outdoor Corp. (a)	8,579	493,464
Fossil Group, Inc. (a)	11,054	315,371
Kate Spade & Co. (a)	22,244	458,449

		1,267,284

THRIFTS & MORTGAGE FINANCE — 1.1%
New York Community Bancorp, Inc.	130,327	1,953,602
Washington Federal, Inc.	10,033	243,400

		2,197,002

TRADING COMPANIES & DISTRIBUTORS — 1.1%
GATX Corp. (b)	10,926	480,416
MSC Industrial Direct Co., Inc. Class A	12,864	907,684
NOW, Inc. (a) (b)	28,705	520,709
Watsco, Inc.	2,245	315,849

		2,224,658

WATER UTILITIES — 0.3%
Aqua America, Inc.	19,412	692,232

WIRELESS TELECOMMUNICATION SERVICES — 0.4%
Telephone & Data Systems, Inc.	25,324	751,110

TOTAL COMMON STOCKS (Cost $200,712,563)		207,054,711

SHORT-TERM INVESTMENTS — 5.7%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (c) (d)	66,680	66,680
State Street Navigator Securities Lending Prime Portfolio (c) (e)	11,808,397	11,808,397

TOTAL SHORT-TERM INVESTMENTS (Cost $11,875,077)		11,875,077

TOTAL INVESTMENTS — 105.6% (Cost $212,587,640)		218,929,788
LIABILITIES IN EXCESS OF OTHER ASSETS — (5.6)%		(11,588,105)

NET ASSETS — 100.0%		$207,341,683

See accompanying notes to financial statements.

SPDR S&P 400 Mid Cap Value ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at June 30, 2016.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at June 30, 2016.
(e)	Investment of cash collateral for securities loaned.

REIT = Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Aerospace & Defense	$5,961,692	$—	$—	$5,961,692
Auto Components	870,882	—	—	870,882
Automobiles	405,726	—	—	405,726
Banks	12,546,769	—	—	12,546,769
Beverages	129,128	—	—	129,128
Capital Markets	2,890,999	—	—	2,890,999
Chemicals	6,309,012	—	—	6,309,012
Commercial Services & Supplies	3,779,598	—	—	3,779,598
Communications Equipment	2,364,883	—	—	2,364,883
Construction & Engineering	3,708,778	—	—	3,708,778
Consumer Finance	707,919	—	—	707,919
Containers & Packaging	3,730,253	—	—	3,730,253
Diversified Consumer Services	1,210,571	—	—	1,210,571
Electric Utilities	7,426,306	—	—	7,426,306
Electrical Equipment	1,508,884	—	—	1,508,884
Electronic Equipment, Instruments & Components	11,572,074	—	—	11,572,074
Energy Equipment & Services	6,082,489	—	—	6,082,489
Food & Staples Retailing	1,415,714	—	—	1,415,714
Food Products	3,872,331	—	—	3,872,331
Gas Utilities	8,555,374	—	—	8,555,374
Health Care Equipment & Supplies	2,975,202	—	—	2,975,202
Health Care Providers & Services	3,425,381	—	—	3,425,381
Health Care Technology	356,349	—	—	356,349
Hotels, Restaurants & Leisure	2,050,845	—	—	2,050,845
Household Durables	1,655,280	—	—	1,655,280
Household Products	485,345	—	—	485,345
Independent Power Producers & Energy Traders	233,304	—	—	233,304
Industrial Conglomerates	1,816,111	—	—	1,816,111
Insurance	15,849,989	—	—	15,849,989
Internet & Catalog Retail	418,058	—	—	418,058
Internet Software & Services	411,967	—	—	411,967
IT Services	4,144,590	—	—	4,144,590
Leisure Equipment & Products	1,171,540	—	—	1,171,540
Life Sciences Tools & Services	802,628	—	—	802,628
Machinery	10,912,478	—	—	10,912,478
Marine	901,161	—	—	901,161
Media	3,818,604	—	—	3,818,604
Metals & Mining	7,094,847	—	—	7,094,847

See accompanying notes to financial statements.

SPDR S&P 400 Mid Cap Value ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Multi-Utilities	$3,297,447	$—	$—	$3,297,447
Multiline Retail	1,324,643	—	—	1,324,643
Oil, Gas & Consumable Fuels	8,386,372	—	—	8,386,372
Paper & Forest Products	827,941	—	—	827,941
Personal Products	1,174,565	—	—	1,174,565
Pharmaceuticals	263,350	—	—	263,350
Professional Services	1,682,776	—	—	1,682,776
Real Estate Investment Trusts (REITs)	20,972,559	—	—	20,972,559
Road & Rail	2,506,359	—	—	2,506,359
Semiconductors & Semiconductor Equipment	4,043,782	—	—	4,043,782
Software	2,044,899	—	—	2,044,899
Specialty Retail	7,447,063	—	—	7,447,063
Technology Hardware, Storage & Peripherals	2,377,608	—	—	2,377,608
Textiles, Apparel & Luxury Goods	1,267,284	—	—	1,267,284
Thrifts & Mortgage Finance	2,197,002	—	—	2,197,002
Trading Companies & Distributors	2,224,658	—	—	2,224,658
Water Utilities	692,232	—	—	692,232
Wireless Telecommunication Services	751,110	—	—	751,110
Short-Term Investments	11,875,077	—	—	11,875,077

TOTAL INVESTMENTS	$218,929,788	$—	$—	$218,929,788

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	73,032	$73,032	17,722,392	17,728,744	66,680	$66,680	$848	$—
State Street Navigator Securities Lending Prime Portfolio	14,633,429	14,633,429	60,261,143	63,086,175	11,808,397	11,808,397	66,192	—

See accompanying notes to financial statements.

SPDR S&P 600 Small Cap ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.9%
AEROSPACE & DEFENSE — 1.4%
AAR Corp.	23,431	$546,880
Aerojet Rocketdyne Holdings, Inc. (a)	45,528	832,252
Aerovironment, Inc. (a) (b)	14,553	404,573
American Science & Engineering, Inc.	5,000	187,050
Cubic Corp.	15,439	620,030
Engility Holdings, Inc. (a)	12,261	258,952
Mercury Systems, Inc. (a)	29,038	721,885
Moog, Inc. Class A (a)	23,611	1,273,105
National Presto Industries, Inc.	3,509	331,074
TASER International, Inc. (a) (b)	37,179	925,014

		6,100,815

AIR FREIGHT & LOGISTICS — 0.7%
Atlas Air Worldwide Holdings, Inc. (a)	17,555	727,128
Echo Global Logistics, Inc. (a)	17,615	394,928
Forward Air Corp.	21,761	969,018
Hub Group, Inc. Class A (a)	24,198	928,477

		3,019,551

AIRLINES — 0.8%
Allegiant Travel Co.	9,271	1,404,557
Hawaiian Holdings, Inc. (a)	34,371	1,304,723
SkyWest, Inc.	37,129	982,433

		3,691,713

AUTO COMPONENTS — 1.3%
American Axle & Manufacturing Holdings, Inc. (a)	55,372	801,787
Dorman Products, Inc. (a)	21,659	1,238,895
Drew Industries, Inc.	17,574	1,490,978
Gentherm, Inc. (a)	25,868	885,979
Motorcar Parts of America, Inc. (a)	13,079	355,487
Standard Motor Products, Inc.	14,009	557,278
Superior Industries International, Inc.	15,777	422,508

		5,752,912

AUTOMOBILES — 0.1%
Winnebago Industries, Inc. (b)	19,097	437,703

BANKS — 9.3%
Ameris Bancorp	19,799	588,030
Banc of California, Inc. (b)	34,722	628,468
Banner Corp.	14,513	617,383
BBCN Bancorp, Inc.	56,625	844,845
Boston Private Financial Holdings, Inc.	59,236	697,800
Brookline Bancorp, Inc.	49,676	547,926
Cardinal Financial Corp.	22,871	501,790
Central Pacific Financial Corp.	22,285	525,926
City Holding Co. (b)	10,567	480,482
Columbia Banking System, Inc.	41,745	1,171,365
Community Bank System, Inc.	31,710	1,302,964
Customers Bancorp, Inc. (a)	17,752	446,108
CVB Financial Corp. (b)	72,173	1,182,915
First BanCorp (a)	86,488	343,357
First Commonwealth Financial Corp.	63,344	582,765
First Financial Bancorp	43,718	850,315
First Financial Bankshares, Inc. (b)	46,944	1,539,294
First Midwest Bancorp, Inc.	58,688	1,030,561
First NBC Bank Holding Co. (a)	11,190	187,880
Glacier Bancorp, Inc.	54,123	1,438,589

Great Western Bancorp, Inc.	42,182	1,330,420
Hanmi Financial Corp.	22,937	538,790
Home BancShares, Inc. (b)	87,670	1,734,989
Independent Bank Corp.	18,725	855,733
LegacyTexas Financial Group, Inc.	31,096	836,793
MB Financial, Inc.	48,857	1,772,532
NBT Bancorp, Inc.	30,653	877,595
OFG Bancorp	32,712	271,510
Old National Bancorp	95,787	1,200,211
Opus Bank	13,800	466,440
Pinnacle Financial Partners, Inc. (b)	27,802	1,358,128
S&T Bancorp, Inc.	24,774	605,724
ServisFirst Bancshares, Inc.	15,364	758,828
Simmons First National Corp. Class A	20,336	939,218
Southside Bancshares, Inc. (b)	17,304	535,041
Sterling Bancorp	85,376	1,340,403
Talmer Bancorp, Inc. Class A	44,995	862,554
Texas Capital Bancshares, Inc. (a)	32,623	1,525,452
Tompkins Financial Corp. (b)	8,743	568,295
UMB Financial Corp. (b)	29,904	1,591,192
United Bankshares, Inc. (b)	46,043	1,727,073
United Community Banks, Inc.	49,812	911,062
Westamerica Bancorporation (b)	18,148	893,971
Wilshire Bancorp, Inc.	49,990	520,896
Wintrust Financial Corp.	36,979	1,885,929

		41,417,542

BIOTECHNOLOGY — 1.3%
Acorda Therapeutics, Inc. (a) (b)	33,312	849,622
AMAG Pharmaceuticals, Inc. (a) (b)	24,800	593,216
Emergent BioSolutions, Inc. (a)	22,638	636,581
Enanta Pharmaceuticals, Inc. (a)	9,552	210,622
Ligand Pharmaceuticals, Inc. (a) (b)	13,579	1,619,567
MiMedx Group, Inc. (a) (b)	72,538	578,853
Momenta Pharmaceuticals, Inc. (a)	46,166	498,593
Repligen Corp. (a)	24,369	666,736
Spectrum Pharmaceuticals, Inc. (a)	45,126	296,478

		5,950,268

BUILDING PRODUCTS — 1.7%
AAON, Inc.	28,248	777,102
American Woodmark Corp. (a)	9,667	641,695
Apogee Enterprises, Inc.	20,515	950,870
Gibraltar Industries, Inc. (a)	21,079	665,464
Griffon Corp.	25,967	437,804
PGT, Inc. (a)	34,269	352,971
Quanex Building Products Corp.	24,203	449,934
Simpson Manufacturing Co., Inc.	29,213	1,167,644
Trex Co., Inc. (a)	20,839	936,088
Universal Forest Products, Inc.	14,563	1,349,844

		7,729,416

CAPITAL MARKETS — 1.2%
Calamos Asset Management, Inc. Class A	12,603	92,128
Evercore Partners, Inc. Class A	28,204	1,246,335
Financial Engines, Inc. (b)	38,189	987,949
Greenhill & Co., Inc. (b)	19,722	317,524
Interactive Brokers Group, Inc. Class A	41,865	1,482,021
INTL. FCStone, Inc. (a)	10,994	300,026

See accompanying notes to financial statements.

SPDR S&P 600 Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Investment Technology Group, Inc.	23,231	$388,422
Piper Jaffray Cos. (a)	9,995	376,812
Virtus Investment Partners, Inc. (b)	4,386	312,196

		5,503,413

CHEMICALS — 2.7%
A Schulman, Inc.	20,772	507,252
American Vanguard Corp.	18,391	277,888
Balchem Corp.	22,672	1,352,385
Calgon Carbon Corp.	35,641	468,679
Chemours Co.	128,966	1,062,680
Flotek Industries, Inc. (a) (b)	37,887	500,108
FutureFuel Corp.	16,269	177,007
Hawkins, Inc.	6,715	291,498
HB Fuller Co.	35,485	1,560,985
Ingevity Corp. (a)	29,908	1,018,068
Innophos Holdings, Inc.	13,729	579,501
Innospec, Inc.	17,048	784,038
Intrepid Potash, Inc. (a)	37,873	54,537
Koppers Holdings, Inc. (a)	14,729	452,622
Kraton Performance Polymers, Inc. (a)	21,795	608,734
LSB Industries, Inc. (a) (b)	14,477	174,882
Quaker Chemical Corp.	9,405	838,926
Rayonier Advanced Materials, Inc.	30,225	410,758
Stepan Co.	13,003	774,069
Tredegar Corp.	17,582	283,422

		12,178,039

COMMERCIAL SERVICES & SUPPLIES — 3.5%
ABM Industries, Inc.	39,774	1,450,955
Brady Corp. Class A	33,226	1,015,386
Brink’s Co.	35,635	1,015,241
Essendant, Inc.	26,416	807,273
G&K Services, Inc. Class A	14,237	1,090,127
Healthcare Services Group, Inc. (b)	51,894	2,147,374
Interface, Inc.	46,775	713,319
Matthews International Corp. Class A	23,112	1,285,952
Mobile Mini, Inc. (b)	31,686	1,097,603
Multi-Color Corp. (b)	9,320	590,888
Team, Inc. (a) (b)	21,200	526,396
Tetra Tech, Inc.	41,675	1,281,298
UniFirst Corp.	10,849	1,255,446
US Ecology, Inc.	15,544	714,247
Viad Corp.	14,204	440,324

		15,431,829

COMMUNICATIONS EQUIPMENT — 1.2%
ADTRAN, Inc.	34,934	651,519
Bel Fuse, Inc. Class B	6,389	113,596
Black Box Corp.	10,733	140,388
CalAmp Corp. (a)	25,888	383,401
Comtech Telecommunications Corp.	16,471	211,488
Digi International, Inc. (a)	18,309	196,455
Harmonic, Inc. (a) (b)	54,122	154,248
Ixia (a)	43,991	431,992
Lumentum Holdings, Inc. (a)	33,674	814,911
NETGEAR, Inc. (a)	23,519	1,118,093
Viavi Solutions, Inc. (a)	164,829	1,092,816

		5,308,907

CONSTRUCTION & ENGINEERING — 0.9%
Aegion Corp. (a)	25,017	488,082
Comfort Systems USA, Inc.	26,590	866,036
Dycom Industries, Inc. (a) (b)	22,505	2,020,049
MYR Group, Inc. (a)	13,153	316,724
Orion Group Holdings, Inc. (a)	19,119	101,522

		3,792,413

CONSTRUCTION MATERIALS — 0.3%
Headwaters, Inc. (a) (b)	52,672	944,935
US Concrete, Inc. (a) (b)	9,836	599,111

		1,544,046

CONSUMER FINANCE — 1.0%
Cash America International, Inc.	16,959	722,792
Encore Capital Group, Inc. (a) (b)	16,741	393,916
Enova International, Inc. (a) (b)	19,142	140,885
EZCORP, Inc. Class A (a)	36,528	276,152
First Cash Financial Services, Inc.	20,054	1,029,372
Green Dot Corp. (Class A) (a)	30,483	700,804
PRA Group, Inc. (a) (b)	32,901	794,230
World Acceptance Corp. (a) (b)	6,038	275,333

		4,333,484

CONTAINERS & PACKAGING — 0.1%
Myers Industries, Inc.	15,991	230,270

DISTRIBUTORS — 0.4%
Core-Mark Holding Co., Inc. (b)	33,288	1,559,876
VOXX International Corp. (a)	14,007	39,079

		1,598,955

DIVERSIFIED CONSUMER SERVICES — 0.4%
American Public Education, Inc. (a)	11,432	321,239
Capella Education Co.	7,569	398,432
Career Education Corp. (a)	48,263	287,165
Regis Corp. (a)	27,163	338,179
Strayer Education, Inc. (a)	7,784	382,428
Universal Technical Institute, Inc.	14,196	32,083

		1,759,526

DIVERSIFIED TELECOMMUNICATION SERVICES — 1.3%
8x8, Inc. (a)	64,543	942,973
ATN International, Inc.	7,617	592,679
Cincinnati Bell, Inc. (a)	148,354	677,978
Cogent Communications Holdings, Inc.	29,154	1,167,909
Consolidated Communications Holdings, Inc. (b)	35,916	978,352
General Communication, Inc. Class A (a)	20,854	329,493
Inteliquent, Inc.	24,900	495,261
Iridium Communications, Inc. (a) (b)	57,163	507,608
Lumos Networks Corp. (a)	16,082	194,592

		5,886,845

ELECTRIC UTILITIES — 0.8%
ALLETE, Inc.	33,210	2,146,362
El Paso Electric Co.	28,726	1,357,878

		3,504,240

ELECTRICAL EQUIPMENT — 1.0%
AZZ, Inc.	18,690	1,121,026

See accompanying notes to financial statements.

SPDR S&P 600 Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Encore Wire Corp.	14,604	$544,437
EnerSys	31,060	1,847,139
General Cable Corp. (b)	34,672	440,681
Powell Industries, Inc.	6,165	242,531
Vicor Corp. (a)	11,517	115,976

		4,311,790

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 4.4%
Agilysys, Inc. (a)	10,916	114,290
Anixter International, Inc. (a)	20,141	1,073,112
Badger Meter, Inc. (b)	10,290	751,479
Benchmark Electronics, Inc. (a)	34,852	737,120
Coherent, Inc. (a)	17,428	1,599,542
CTS Corp.	22,954	411,336
Daktronics, Inc.	27,094	169,337
DTS, Inc. (a)	12,502	330,678
Electro Scientific Industries, Inc. (a)	19,408	113,343
ePlus, Inc. (a)	3,927	321,189
Fabrinet (a)	21,724	806,395
FARO Technologies, Inc. (a)	11,851	400,919
II-VI, Inc. (a)	38,441	721,153
Insight Enterprises, Inc. (a)	25,915	673,790
Itron, Inc. (a)	26,858	1,157,580
Littelfuse, Inc.	16,088	1,901,441
Methode Electronics, Inc.	26,155	895,286
MTS Systems Corp. (b)	11,575	507,448
OSI Systems, Inc. (a)	12,422	722,091
Park Electrochemical Corp.	14,318	208,041
Plexus Corp. (a)	23,682	1,023,062
QLogic Corp. (a)	58,943	868,820
Rofin-Sinar Technologies, Inc. (a)	20,199	645,156
Rogers Corp. (a)	12,797	781,897
Sanmina Corp. (a)	52,994	1,420,769
ScanSource, Inc. (a)	18,129	672,767
TTM Technologies, Inc. (a)	45,982	346,244

		19,374,285

ENERGY EQUIPMENT & SERVICES — 1.7%
Archrock, Inc.	49,491	466,205
Atwood Oceanics, Inc. (b)	41,233	516,237
Basic Energy Services, Inc. (a) (b)	26,366	44,295
Bristow Group, Inc. (b)	24,692	281,736
CARBO Ceramics, Inc. (b)	13,809	180,898
Era Group, Inc. (a)	13,428	126,223
Exterran Corp. (a)	25,056	321,970
Geospace Technologies Corp. (a) (b)	9,444	154,598
Gulf Island Fabrication, Inc.	9,306	64,584
Gulfmark Offshore, Inc. Class A (a) (b)	18,092	56,628
Helix Energy Solutions Group, Inc. (a)	71,294	481,947
Hornbeck Offshore Services, Inc. (a)	22,740	189,652
Matrix Service Co. (a)	19,234	317,169
Newpark Resources, Inc. (a)	59,309	343,399
Pioneer Energy Services Corp. (a)	44,984	206,926
SEACOR Holdings, Inc. (a) (b)	11,563	670,076
Tesco Corp. (b)	34,640	231,742
TETRA Technologies, Inc. (a)	66,322	422,471
Tidewater, Inc. (b)	33,337	147,016
Unit Corp. (a)	36,138	562,307

US Silica Holdings, Inc.	45,654	1,573,693

		7,359,772

FOOD & STAPLES RETAILING — 0.3%
Andersons, Inc.	18,738	665,949
SpartanNash Co.	26,430	808,229

		1,474,178

FOOD PRODUCTS — 1.9%
B&G Foods, Inc. (b)	44,962	2,167,168
Cal-Maine Foods, Inc. (b)	22,017	975,794
Calavo Growers, Inc.	10,464	701,088
Darling Ingredients, Inc. (a)	118,210	1,761,329
J&J Snack Foods Corp.	10,508	1,253,289
Sanderson Farms, Inc.	14,098	1,221,451
Seneca Foods Corp. Class A (a)	4,334	156,934

		8,237,053

GAS UTILITIES — 2.0%
Northwest Natural Gas Co.	19,830	1,285,380
Piedmont Natural Gas Co., Inc.	58,047	3,489,786
South Jersey Industries, Inc. (b)	57,026	1,803,162
Spire, Inc.	32,737	2,319,089

		8,897,417

HEALTH CARE EQUIPMENT & SUPPLIES — 4.5%
Abaxis, Inc. (b)	15,111	713,693
Analogic Corp.	8,824	700,979
AngioDynamics, Inc. (a)	18,821	270,458
Anika Therapeutics, Inc. (a)	10,120	542,938
Cantel Medical Corp.	25,460	1,749,866
CONMED Corp.	18,361	876,371
CryoLife, Inc.	17,964	212,155
Cynosure, Inc. Class A (a)	17,042	829,008
Haemonetics Corp. (a)	36,191	1,049,177
ICU Medical, Inc. (a)	10,292	1,160,423
Inogen, Inc. (a) (b)	10,638	533,070
Integer Holdings Corp. (a)	17,920	554,266
Integra LifeSciences Holdings Corp. (a) (b)	20,835	1,662,216
Invacare Corp. (b)	21,518	261,013
Masimo Corp. (a)	31,691	1,664,253
Meridian Bioscience, Inc. (b)	29,988	584,766
Merit Medical Systems, Inc. (a)	31,287	620,421
Natus Medical, Inc. (a)	23,475	887,355
Neogen Corp. (a)	27,001	1,518,806
NuVasive, Inc. (a)	35,728	2,133,676
SurModics, Inc. (a)	9,194	215,875
Vascular Solutions, Inc. (a)	12,322	513,334
Zeltiq Aesthetics, Inc. (a) (b)	23,476	641,599

		19,895,718

HEALTH CARE PROVIDERS & SERVICES — 3.7%
Aceto Corp.	21,110	462,098
Adeptus Health, Inc. Class A (a) (b)	9,521	491,855
Air Methods Corp. (a) (b)	25,259	905,030
Almost Family, Inc. (a)	6,116	260,603
Amedisys, Inc. (a)	20,210	1,020,201
AMN Healthcare Services, Inc. (a) (b)	34,534	1,380,324
Chemed Corp.	11,910	1,623,452
CorVel Corp. (a)	7,235	312,407

See accompanying notes to financial statements.

SPDR S&P 600 Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Cross Country Healthcare, Inc. (a)	23,047	$320,814
Diplomat Pharmacy, Inc. (a) (b)	26,192	916,720
Ensign Group, Inc.	33,438	702,532
ExamWorks Group, Inc. (a)	28,519	993,887
HealthEquity, Inc. (a) (b)	25,613	778,251
Healthways, Inc. (a)	22,265	257,161
Kindred Healthcare, Inc.	61,713	696,740
Landauer, Inc. (b)	6,904	284,169
LHC Group, Inc. (a)	9,122	394,800
Magellan Health, Inc. (a)	17,524	1,152,553
PharMerica Corp. (a)	21,625	533,272
Providence Service Corp. (a)	8,611	386,462
Quorum Health Corp. (a)	22,072	236,391
Select Medical Holdings Corp. (a)	74,670	811,663
Surgical Care Affiliates, Inc. (a)	19,633	935,905
US Physical Therapy, Inc.	8,903	536,050

		16,393,340

HEALTH CARE TECHNOLOGY — 1.1%
Computer Programs & Systems, Inc. (b)	7,533	300,717
HealthStream, Inc. (a)	17,159	455,057
HMS Holdings Corp. (a)	60,700	1,068,927
Medidata Solutions, Inc. (a) (b)	41,073	1,925,092
Omnicell, Inc. (a)	25,497	872,762
Quality Systems, Inc. (b)	31,418	374,188

		4,996,743

HOTELS, RESTAURANTS & LEISURE — 2.9%
Belmond, Ltd. Class A (a)	61,439	608,246
Biglari Holdings, Inc. (a)	758	305,732
BJ’s Restaurants, Inc. (a)	14,046	615,636
Bob Evans Farms, Inc.	14,134	536,385
Boyd Gaming Corp. (a) (b)	57,212	1,052,701
Chuy’s Holdings, Inc. (a) (b)	11,676	404,106
DineEquity, Inc.	11,819	1,002,015
Interval Leisure Group, Inc.	79,848	1,269,583
Krispy Kreme Doughnuts, Inc. (a)	44,054	923,372
Marcus Corp.	13,311	280,862
Marriott Vacations Worldwide Corp. (b)	17,711	1,213,026
Monarch Casino & Resort, Inc. (a)	7,488	164,511
Papa John’s International, Inc. (b)	19,800	1,346,400
Popeyes Louisiana Kitchen, Inc. (a)	15,838	865,388
Red Robin Gourmet Burgers, Inc. (a)	9,657	458,032
Ruby Tuesday, Inc. (a)	44,542	160,797
Ruth’s Hospitality Group, Inc.	23,821	379,945
Scientific Games Corp. Class A (a) (b)	35,776	328,782
Sonic Corp.	35,059	948,346

		12,863,865

HOUSEHOLD DURABLES — 1.6%
Cavco Industries, Inc. (a)	5,938	556,390
Ethan Allen Interiors, Inc. (b)	18,110	598,354
Installed Building Products, Inc. (a)	11,809	428,549
iRobot Corp. (a) (b)	19,523	684,867
La-Z-Boy, Inc.	35,532	988,500
M/I Homes, Inc. (a)	17,490	329,337
MDC Holdings, Inc.	27,856	678,015
Meritage Homes Corp. (a)	26,884	1,009,225
TopBuild Corp. (a)	27,764	1,005,057

Universal Electronics, Inc. (a)	10,263	741,810

		7,020,104

HOUSEHOLD PRODUCTS — 0.4%
Central Garden & Pet Co. (a)	6,939	158,417
Central Garden & Pet Co. Class A (a)	23,302	505,887
WD-40 Co.	9,515	1,117,537

		1,781,841

INSURANCE — 2.9%
American Equity Investment Life Holding Co.	58,284	830,547
AMERISAFE, Inc.	13,588	831,857
eHealth, Inc. (a)	11,985	168,030
Employers Holdings, Inc.	22,927	665,342
HCI Group, Inc. (b)	6,373	173,855
Horace Mann Educators Corp.	28,957	978,457
Infinity Property & Casualty Corp.	7,884	635,923
Navigators Group, Inc.	7,804	717,734
ProAssurance Corp.	38,131	2,041,915
RLI Corp.	27,294	1,877,281
Safety Insurance Group, Inc.	9,967	613,768
Selective Insurance Group, Inc.	40,934	1,564,088
Stewart Information Services Corp.	16,900	699,829
United Fire Group, Inc.	15,086	640,099
United Insurance Holdings Corp. (b)	12,712	208,223
Universal Insurance Holdings, Inc.	22,612	420,131

		13,067,079

INTERNET & CATALOG RETAIL — 0.3%
Blue Nile, Inc.	8,333	228,158
FTD Cos., Inc. (a)	12,945	323,107
Nutrisystem, Inc.	20,875	529,390
PetMed Express, Inc. (b)	14,242	267,180

		1,347,835

INTERNET SOFTWARE & SERVICES — 1.1%
Blucora, Inc. (a)	29,022	300,668
DHI Group, Inc. (a)	29,110	181,355
Liquidity Services, Inc. (a)	17,032	133,531
LivePerson, Inc. (a)	34,985	221,805
LogMeIn, Inc. (a)	17,846	1,131,972
Monster Worldwide, Inc. (a)	64,722	154,686
NIC, Inc.	43,497	954,324
QuinStreet, Inc. (a)	24,884	88,338
Shutterstock, Inc. (a)	13,700	627,460
Stamps.com, Inc. (a) (b)	11,365	993,528
XO Group, Inc. (a)	16,683	290,785

		5,078,452

IT SERVICES — 1.9%
CACI International, Inc. Class A (a)	17,448	1,577,474
Cardtronics, Inc. (a)	32,172	1,280,767
Ciber, Inc. (a)	50,547	75,821
CSG Systems International, Inc. (b)	23,206	935,434
ExlService Holdings, Inc. (a)	24,082	1,262,138
Forrester Research, Inc.	6,975	257,098
ManTech International Corp. Class A	17,448	659,883
Perficient, Inc. (a)	25,685	521,662
Sykes Enterprises, Inc. (a)	27,694	802,018
TeleTech Holdings, Inc.	11,690	317,150

See accompanying notes to financial statements.

SPDR S&P 600 Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Virtusa Corp. (a)	19,303	$557,471

		8,246,916

LEISURE EQUIPMENT & PRODUCTS — 0.4%
Arctic Cat, Inc. (b)	9,439	160,463
Callaway Golf Co.	66,526	679,230
Sturm Ruger & Co., Inc.	13,477	862,663

		1,702,356

LIFE SCIENCES TOOLS & SERVICES — 0.5%
Albany Molecular Research, Inc. (a)	19,106	256,785
Cambrex Corp. (a)	23,037	1,191,704
Luminex Corp. (a) (b)	27,161	549,467

		1,997,956

MACHINERY — 4.4%
Actuant Corp. Class A	41,867	946,613
Alamo Group, Inc.	6,656	439,096
Albany International Corp. Class A	20,446	816,409
Astec Industries, Inc.	13,396	752,185
Barnes Group, Inc.	35,906	1,189,207
Briggs & Stratton Corp. (b)	30,765	651,603
Chart Industries, Inc. (a)	21,616	521,594
CIRCOR International, Inc.	11,618	662,110
EnPro Industries, Inc.	15,314	679,789
ESCO Technologies, Inc.	18,427	735,974
Federal Signal Corp.	42,660	549,461
Franklin Electric Co., Inc.	27,218	899,555
Greenbrier Cos., Inc. (b)	18,041	525,534
Harsco Corp.	57,200	379,808
Hillenbrand, Inc.	44,784	1,345,311
John Bean Technologies Corp.	20,747	1,270,131
Lindsay Corp.	7,585	514,718
Lydall, Inc. (a)	12,074	465,574
Mueller Industries, Inc.	40,597	1,294,232
Proto Labs, Inc. (a) (b)	17,103	984,449
SPX Corp. (b)	29,566	439,055
SPX FLOW, Inc. (a)	29,563	770,707
Standex International Corp.	9,141	755,321
Tennant Co.	12,477	672,136
Titan International, Inc.	31,418	194,792
Watts Water Technologies, Inc. Class A	19,855	1,156,752

		19,612,116

MARINE — 0.2%
Matson, Inc.	30,915	998,245

MEDIA — 0.7%
EW Scripps Co. Class A (a)	37,645	596,297
Gannett Co., Inc.	82,540	1,139,878
Harte-Hanks, Inc.	32,382	51,487
Scholastic Corp.	19,120	757,343
Sizmek, Inc. (a)	14,561	33,345
World Wrestling Entertainment, Inc. Class A (b)	24,496	450,971

		3,029,321

METALS & MINING — 1.0%
AK Steel Holding Corp. (a) (b)	172,410	803,431
Century Aluminum Co. (a) (b)	35,565	225,126
Haynes International, Inc.	8,774	281,470

Kaiser Aluminum Corp.	12,787	1,156,073
Materion Corp.	14,164	350,701
Olympic Steel, Inc. (b)	6,387	174,429
Stillwater Mining Co. (a) (b)	87,371	1,036,220
SunCoke Energy, Inc.	45,269	263,465
TimkenSteel Corp.	26,869	258,480

		4,549,395

MULTI-UTILITIES — 1.0%
Avista Corp.	45,337	2,031,098
NorthWestern Corp.	34,528	2,177,681

		4,208,779

MULTILINE RETAIL — 0.1%
Fred’s, Inc. Class A	25,043	403,443
Tuesday Morning Corp. (a)	31,103	218,343

		621,786

OIL, GAS & CONSUMABLE FUELS — 1.3%
Bill Barrett Corp. (a) (b)	35,328	225,746
Bonanza Creek Energy, Inc. (a) (b)	28,514	57,313
Carrizo Oil & Gas, Inc. (a) (b)	39,266	1,407,686
Cloud Peak Energy, Inc. (a) (b)	43,360	89,322
Contango Oil & Gas Co. (a)	12,225	149,634
Green Plains, Inc.	25,768	508,145
Northern Oil and Gas, Inc. (a) (b)	36,796	169,997
PDC Energy, Inc. (a)	33,269	1,916,627
REX American Resources Corp. (a) (b)	3,912	234,055
Synergy Resources Corp. (a)	139,801	931,075

		5,689,600

PAPER & FOREST PRODUCTS — 1.1%
Boise Cascade Co. (a)	27,674	635,118
Clearwater Paper Corp. (a)	12,353	807,516
Deltic Timber Corp. (b)	7,537	505,959
KapStone Paper and Packaging Corp.	61,057	794,352
Neenah Paper, Inc.	11,850	857,584
PH Glatfelter Co.	30,669	599,886
Schweitzer-Mauduit International, Inc.	21,722	766,352

		4,966,767

PERSONAL PRODUCTS — 0.1%
Inter Parfums, Inc.	12,192	348,325
Medifast, Inc.	6,550	217,919

		566,244

PHARMACEUTICALS — 1.7%
ANI Pharmaceuticals, Inc. (a)	5,368	299,642
Depomed, Inc. (a) (b)	43,382	851,155
Impax Laboratories, Inc. (a)	49,855	1,436,821
Lannett Co., Inc. (a) (b)	19,820	471,518
Medicines Co. (a) (b)	49,974	1,680,626
Nektar Therapeutics (a) (b)	96,651	1,375,344
Phibro Animal Health Corp. Class A (b)	13,113	244,688
Sagent Pharmaceuticals, Inc. (a)	17,004	254,720
SciClone Pharmaceuticals, Inc. (a)	34,926	456,133
Supernus Pharmaceuticals, Inc. (a)	25,202	513,365

		7,584,012

PROFESSIONAL SERVICES — 1.8%
CDI Corp.	10,223	62,360

See accompanying notes to financial statements.

SPDR S&P 600 Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Exponent, Inc.	18,705	$1,092,559
Heidrick & Struggles International, Inc.	12,391	209,160
Insperity, Inc.	11,503	888,377
Kelly Services, Inc. Class A	21,212	402,392
Korn/Ferry International	40,727	843,049
Navigant Consulting, Inc. (a)	33,463	540,427
On Assignment, Inc. (a)	34,620	1,279,209
Resources Connection, Inc.	26,266	388,211
TrueBlue, Inc. (a)	29,818	564,157
WageWorks, Inc. (a)	26,079	1,559,785

		7,829,686

REAL ESTATE INVESTMENT TRUSTS (REITS) — 6.9%
Acadia Realty Trust (b)	51,401	1,825,763
Agree Realty Corp.	17,057	822,830
American Assets Trust, Inc.	28,070	1,191,291
Capstead Mortgage Corp.	68,380	663,286
CareTrust REIT, Inc.	42,146	580,772
Cedar Realty Trust, Inc.	53,231	395,506
Chesapeake Lodging Trust	42,559	989,497
CoreSite Realty Corp. (b)	21,919	1,943,996
Cousins Properties, Inc.	143,495	1,492,348
DiamondRock Hospitality Co. (b)	142,744	1,288,978
EastGroup Properties, Inc. (b)	23,117	1,593,224
Four Corners Property Trust, Inc. (b)	38,220	786,950
Franklin Street Properties Corp.	63,240	775,955
GEO Group, Inc.	53,145	1,816,496
Getty Realty Corp.	18,719	401,523
Government Properties Income Trust (b)	50,596	1,166,744
Kite Realty Group Trust	59,244	1,660,609
Lexington Realty Trust	150,435	1,520,898
LTC Properties, Inc.	27,232	1,408,711
Parkway Properties, Inc.	57,928	969,135
Pennsylvania Real Estate Investment Trust	49,248	1,056,370
PS Business Parks, Inc.	13,991	1,484,165
Retail Opportunity Investments Corp.	72,341	1,567,629
Sabra Health Care REIT, Inc.	46,368	956,804
Saul Centers, Inc.	8,045	496,457
Summit Hotel Properties, Inc. (b)	61,575	815,253
Universal Health Realty Income Trust (b)	8,648	494,493
Urstadt Biddle Properties, Inc. Class A	18,891	468,119

		30,633,802

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.3%
Forestar Group, Inc. (a) (b)	24,067	286,156
HFF, Inc. Class A	24,444	705,943
RE/MAX Holdings, Inc. Class A	12,557	505,545

		1,497,644

ROAD & RAIL — 0.7%
ArcBest Corp.	17,111	278,054
Celadon Group, Inc.	19,476	159,119
Heartland Express, Inc. (b)	41,821	727,267
Knight Transportation, Inc. (b)	43,544	1,157,399
Marten Transport, Ltd.	16,230	321,354
Roadrunner Transportation Systems, Inc. (a)	21,145	157,742

Saia, Inc. (a)	17,611	442,741

		3,243,676

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.5%
Advanced Energy Industries, Inc. (a)	28,557	1,084,024
Brooks Automation, Inc.	48,817	547,727
Cabot Microelectronics Corp.	16,922	716,477
CEVA, Inc. (a)	14,469	393,123
Cirrus Logic, Inc. (a)	44,667	1,732,633
Cohu, Inc.	17,751	192,598
Diodes, Inc. (a)	27,206	511,201
DSP Group, Inc. (a)	15,418	163,585
Exar Corp. (a)	34,021	273,869
Kopin Corp. (a) (b)	44,059	97,811
Kulicke & Soffa Industries, Inc. (a)	49,727	605,178
MKS Instruments, Inc.	38,315	1,649,844
Monolithic Power Systems, Inc.	26,609	1,817,927
Nanometrics, Inc. (a)	17,136	356,257
Power Integrations, Inc.	20,458	1,024,332
Rambus, Inc. (a) (b)	77,866	940,621
Rudolph Technologies, Inc. (a)	22,226	345,170
Semtech Corp. (a)	47,075	1,123,209
Tessera Technologies, Inc.	33,202	1,017,309
Ultratech, Inc. (a)	18,807	431,997
Veeco Instruments, Inc. (a) (b)	28,246	467,754

		15,492,646

SOFTWARE — 2.9%
Blackbaud, Inc.	34,078	2,313,896
Bottomline Technologies de, Inc. (a)	26,793	576,853
Ebix, Inc. (b)	18,184	871,014
Epiq Systems, Inc.	23,038	336,355
Interactive Intelligence Group, Inc. (a) (b)	12,614	517,048
MicroStrategy, Inc. Class A (a)	6,669	1,167,208
Monotype Imaging Holdings, Inc.	29,466	725,748
Progress Software Corp. (a)	36,331	997,649
Qualys, Inc. (a)	17,810	530,916
Rovi Corp. (a)	58,017	907,386
Synchronoss Technologies, Inc. (a) (b)	29,027	924,800
Take-Two Interactive Software, Inc. (a) (b)	60,826	2,306,522
Tangoe, Inc. (a) (b)	26,590	205,275
VASCO Data Security International, Inc. (a)	21,288	348,910

		12,729,580

SPECIALTY RETAIL — 4.0%
Asbury Automotive Group, Inc. (a)	15,664	826,119
Barnes & Noble Education, Inc. (a)	28,045	284,657
Barnes & Noble, Inc.	42,797	485,746
Big 5 Sporting Goods Corp.	12,913	119,704
Buckle, Inc. (b)	19,894	517,045
Caleres, Inc.	31,110	753,173
Cato Corp. Class A	18,484	697,217
Children’s Place, Inc. (b)	13,440	1,077,619
Express, Inc. (a)	48,320	701,123
Finish Line, Inc. Class A (b)	29,789	601,440
Five Below, Inc. (a) (b)	39,241	1,821,175
Francesca’s Holdings Corp. (a)	29,469	325,633

See accompanying notes to financial statements.

SPDR S&P 600 Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Genesco, Inc. (a)	14,807	$952,238
Group 1 Automotive, Inc.	14,852	733,095
Haverty Furniture Cos., Inc.	14,166	255,413
Hibbett Sports, Inc. (a) (b)	15,762	548,360
Kirkland’s, Inc. (a)	10,410	152,819
Lithia Motors, Inc. Class A (b)	17,120	1,216,718
Lumber Liquidators Holdings, Inc. (a) (b)	19,279	297,282
MarineMax, Inc. (a)	17,023	288,880
Monro Muffler Brake, Inc. (b)	22,888	1,454,761
Outerwall, Inc. (b)	12,560	527,520
Rent-A-Center, Inc.	37,457	459,972
Select Comfort Corp. (a)	32,938	704,215
Sonic Automotive, Inc. Class A (b)	20,612	352,671
Stage Stores, Inc. (b)	18,509	90,324
Stein Mart, Inc.	20,452	157,890
Tailored Brands, Inc.	34,352	434,896
Vitamin Shoppe, Inc. (a) (b)	17,241	527,057
Zumiez, Inc. (a) (b)	13,243	189,507

		17,554,269

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.7%
Cray, Inc. (a) (b)	28,952	866,244
Electronics For Imaging, Inc. (a) (b)	33,875	1,457,980
Super Micro Computer, Inc. (a)	27,046	672,093

		2,996,317

TEXTILES, APPAREL & LUXURY GOODS — 1.7%
Crocs, Inc. (a) (b)	52,078	587,440
G-III Apparel Group, Ltd. (a) (b)	28,534	1,304,574
Iconix Brand Group, Inc. (a) (b)	34,629	234,092
Movado Group, Inc.	11,775	255,282
Oxford Industries, Inc.	10,373	587,319
Perry Ellis International, Inc. (a)	8,513	171,282
Steven Madden, Ltd. (a)	40,081	1,369,969
Tumi Holdings, Inc. (a)	39,782	1,063,771
Unifi, Inc. (a)	10,662	290,326
Vera Bradley, Inc. (a) (b)	14,577	206,556
Wolverine World Wide, Inc.	70,983	1,442,374

		7,512,985

THRIFTS & MORTGAGE FINANCE — 1.4%
Astoria Financial Corp.	64,937	995,484
Bank Mutual Corp.	29,727	228,303
BofI Holding, Inc. (a) (b)	40,566	718,424
Dime Community Bancshares, Inc.	21,863	371,890
LendingTree, Inc. (a) (b)	4,907	433,435
Northfield Bancorp, Inc. (b)	27,665	410,272
Northwest Bancshares, Inc.	72,401	1,073,707
Oritani Financial Corp.	28,051	448,535
Provident Financial Services, Inc.	42,176	828,337
TrustCo Bank Corp. NY	67,521	432,810
Walker & Dunlop, Inc. (a)	19,424	442,479

		6,383,676

TOBACCO — 0.2%
Universal Corp. (b)	16,145	932,212

TRADING COMPANIES & DISTRIBUTORS — 0.6%
Applied Industrial Technologies, Inc.	28,102	1,268,524
DXP Enterprises, Inc. (a) (b)	8,770	130,936

Kaman Corp.	19,194	816,129
Veritiv Corp. (a) (b)	5,763	216,574

		2,432,163

WATER UTILITIES — 0.5%
American States Water Co.	25,877	1,133,930
California Water Service Group	34,102	1,191,183

		2,325,113

WIRELESS TELECOMMUNICATION SERVICES — 0.1%
Spok Holdings, Inc.	14,499	277,872

TOTAL COMMON STOCKS (Cost $415,013,102)		442,886,493

SHORT-TERM INVESTMENTS — 11.0%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (c) (d)	160,138	160,138
State Street Navigator Securities Lending Prime Portfolio (d) (e)	48,808,779	48,808,779

TOTAL SHORT-TERM INVESTMENTS (Cost $48,968,917)		48,968,917

TOTAL INVESTMENTS — 110.9% (Cost $463,982,019)		491,855,410
LIABILITIES IN EXCESS OF OTHER ASSETS — (10.9)%		(48,463,865)

NET ASSETS — 100.0%		$443,391,545

(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at June 30, 2016.
(c)	The rate shown is the annualized seven-day yield at June 30, 2016.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(e)	Investment of cash collateral for securities loaned.

REIT = Real Estate Investment Trust

See accompanying notes to financial statements.

SPDR S&P 600 Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Aerospace & Defense	$6,100,815	$—	$—	$6,100,815
Air Freight & Logistics	3,019,551	—	—	3,019,551
Airlines	3,691,713	—	—	3,691,713
Auto Components	5,752,912	—	—	5,752,912
Automobiles	437,703	—	—	437,703
Banks	41,417,542	—	—	41,417,542
Biotechnology	5,950,268	—	—	5,950,268
Building Products	7,729,416	—	—	7,729,416
Capital Markets	5,503,413	—	—	5,503,413
Chemicals	12,178,039	—	—	12,178,039
Commercial Services & Supplies	15,431,829	—	—	15,431,829
Communications Equipment	5,308,907	—	—	5,308,907
Construction & Engineering	3,792,413	—	—	3,792,413
Construction Materials	1,544,046	—	—	1,544,046
Consumer Finance	4,333,484	—	—	4,333,484
Containers & Packaging	230,270	—	—	230,270
Distributors	1,598,955	—	—	1,598,955
Diversified Consumer Services	1,759,526	—	—	1,759,526
Diversified Telecommunication Services	5,886,845	—	—	5,886,845
Electric Utilities	3,504,240	—	—	3,504,240
Electrical Equipment	4,311,790	—	—	4,311,790
Electronic Equipment, Instruments & Components	19,374,285	—	—	19,374,285
Energy Equipment & Services	7,359,772	—	—	7,359,772
Food & Staples Retailing	1,474,178	—	—	1,474,178
Food Products	8,237,053	—	—	8,237,053
Gas Utilities	8,897,417	—	—	8,897,417
Health Care Equipment & Supplies	19,895,718	—	—	19,895,718
Health Care Providers & Services	16,393,340	—	—	16,393,340
Health Care Technology	4,996,743	—	—	4,996,743
Hotels, Restaurants & Leisure	12,863,865	—	—	12,863,865
Household Durables	7,020,104	—	—	7,020,104
Household Products	1,781,841	—	—	1,781,841
Insurance	13,067,079	—	—	13,067,079
Internet & Catalog Retail	1,347,835	—	—	1,347,835
Internet Software & Services	5,078,452	—	—	5,078,452
IT Services	8,246,916	—	—	8,246,916
Leisure Equipment & Products	1,702,356	—	—	1,702,356
Life Sciences Tools & Services	1,997,956	—	—	1,997,956
Machinery	19,612,116	—	—	19,612,116
Marine	998,245	—	—	998,245
Media	3,029,321	—	—	3,029,321
Metals & Mining	4,549,395	—	—	4,549,395
Multi-Utilities	4,208,779	—	—	4,208,779
Multiline Retail	621,786	—	—	621,786
Oil, Gas & Consumable Fuels	5,689,600	—	—	5,689,600
Paper & Forest Products	4,966,767	—	—	4,966,767
Personal Products	566,244	—	—	566,244
Pharmaceuticals	7,584,012	—	—	7,584,012
Professional Services	7,829,686	—	—	7,829,686
Real Estate Investment Trusts (REITs)	30,633,802	—	—	30,633,802
Real Estate Management & Development	1,497,644	—	—	1,497,644

See accompanying notes to financial statements.

SPDR S&P 600 Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Road & Rail	$3,243,676	$—	$—	$3,243,676
Semiconductors & Semiconductor Equipment	15,492,646	—	—	15,492,646
Software	12,729,580	—	—	12,729,580
Specialty Retail	17,554,269	—	—	17,554,269
Technology Hardware, Storage & Peripherals	2,996,317	—	—	2,996,317
Textiles, Apparel & Luxury Goods	7,512,985	—	—	7,512,985
Thrifts & Mortgage Finance	6,383,676	—	—	6,383,676
Tobacco	932,212	—	—	932,212
Trading Companies & Distributors	2,432,163	—	—	2,432,163
Water Utilities	2,325,113	—	—	2,325,113
Wireless Telecommunication Services	277,872	—	—	277,872
Short-Term Investments	48,968,917	—	—	48,968,917

TOTAL INVESTMENTS	$491,855,410	$—	$—	$491,855,410

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	768,497	$768,497	34,335,816	34,944,175	160,138	$160,138	$2,597	$—
State Street Navigator Securities Lending Prime Portfolio	62,146,278	62,146,278	224,242,785	237,580,284	48,808,779	48,808,779	370,075	—

See accompanying notes to financial statements.

SPDR S&P 600 Small Cap Growth ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.8%
AEROSPACE & DEFENSE — 1.0%
Aerojet Rocketdyne Holdings, Inc. (a)	98,224	$1,795,535
American Science & Engineering, Inc.	5,521	206,540
Mercury Systems, Inc. (a)	55,556	1,381,122
National Presto Industries, Inc.	5,945	560,911
TASER International, Inc. (a) (b)	113,936	2,834,728

		6,778,836

AIR FREIGHT & LOGISTICS — 0.3%
Forward Air Corp.	45,777	2,038,450

AIRLINES — 1.2%
Allegiant Travel Co.	27,912	4,228,668
Hawaiian Holdings, Inc. (a)	102,839	3,903,768

		8,132,436

AUTO COMPONENTS — 1.7%
American Axle & Manufacturing Holdings, Inc. (a)	82,952	1,201,145
Dorman Products, Inc. (a) (b)	42,938	2,456,053
Drew Industries, Inc.	52,831	4,482,182
Gentherm, Inc. (a)	78,803	2,699,003
Motorcar Parts of America, Inc. (a)	23,167	629,679

		11,468,062

AUTOMOBILES — 0.1%
Winnebago Industries, Inc. (b)	34,273	785,537

BANKS — 11.3%
Ameris Bancorp	59,668	1,772,140
Banc of California, Inc.	76,569	1,385,899
Banner Corp.	43,713	1,859,551
BBCN Bancorp, Inc.	173,852	2,593,872
Brookline Bancorp, Inc.	91,522	1,009,488
Cardinal Financial Corp.	51,019	1,119,357
Central Pacific Financial Corp.	42,959	1,013,832
City Holding Co. (b)	18,842	856,746
Columbia Banking System, Inc.	92,118	2,584,831
Community Bank System, Inc. (b)	52,860	2,172,017
CVB Financial Corp. (b)	147,060	2,410,313
First Commonwealth Financial Corp.	125,204	1,151,877
First Financial Bankshares, Inc. (b)	142,894	4,685,494
First Midwest Bancorp, Inc.	176,158	3,093,334
First NBC Bank Holding Co. (a)	21,205	356,032
Glacier Bancorp, Inc.	109,705	2,915,959
Great Western Bancorp, Inc.	70,543	2,224,926
Hanmi Financial Corp.	69,108	1,623,347
Home BancShares, Inc. (b)	262,114	5,187,236
Independent Bank Corp.	40,885	1,868,444
LegacyTexas Financial Group, Inc.	93,389	2,513,098
MB Financial, Inc.	95,310	3,457,847
NBT Bancorp, Inc.	46,611	1,334,473
Opus Bank	39,317	1,328,915
Pinnacle Financial Partners, Inc.	83,727	4,090,064
S&T Bancorp, Inc.	48,340	1,181,913
ServisFirst Bancshares, Inc.	47,149	2,328,689
Simmons First National Corp. Class A	62,357	2,879,958
Sterling Bancorp	175,780	2,759,746
Talmer Bancorp, Inc. Class A	138,697	2,658,821
Texas Capital Bancshares, Inc. (a)	56,112	2,623,797
Tompkins Financial Corp. (b)	18,310	1,190,150

United Bankshares, Inc. (b)	77,809	2,918,616
United Community Banks, Inc.	108,450	1,983,550
Westamerica Bancorporation (b)	24,606	1,212,092
Wilshire Bancorp, Inc.	104,261	1,086,400

		77,432,824

BIOTECHNOLOGY — 2.3%
Acorda Therapeutics, Inc. (a) (b)	100,017	2,550,934
AMAG Pharmaceuticals, Inc. (a) (b)	42,474	1,015,978
Emergent BioSolutions, Inc. (a)	67,257	1,891,267
Ligand Pharmaceuticals, Inc. (a)	41,095	4,901,401
MiMedx Group, Inc. (a) (b)	212,336	1,694,441
Momenta Pharmaceuticals, Inc. (a)	134,454	1,452,103
Repligen Corp. (a)	70,894	1,939,660
Spectrum Pharmaceuticals, Inc. (a)	39,437	259,101

		15,704,885

BUILDING PRODUCTS — 3.0%
AAON, Inc.	87,072	2,395,351
American Woodmark Corp. (a)	29,934	1,987,019
Apogee Enterprises, Inc.	61,484	2,849,784
Gibraltar Industries, Inc. (a)	29,639	935,703
Griffon Corp.	79,740	1,344,416
PGT, Inc. (a)	105,330	1,084,899
Quanex Building Products Corp.	47,690	886,557
Simpson Manufacturing Co., Inc.	55,727	2,227,408
Trex Co., Inc. (a)	63,564	2,855,295
Universal Forest Products, Inc.	43,638	4,044,806

		20,611,238

CAPITAL MARKETS — 1.6%
Evercore Partners, Inc. Class A	85,949	3,798,086
Financial Engines, Inc.	112,187	2,902,278
Greenhill & Co., Inc. (b)	21,419	344,846
Interactive Brokers Group, Inc. Class A	87,033	3,080,968
Investment Technology Group, Inc.	38,269	639,858
Virtus Investment Partners, Inc. (b)	6,167	438,967

		11,205,003

CHEMICALS — 1.6%
American Vanguard Corp.	28,052	423,866
Balchem Corp.	68,278	4,072,783
Ingevity Corp. (a)	90,594	3,083,820
Innospec, Inc.	52,477	2,413,417
Quaker Chemical Corp.	13,913	1,241,039

		11,234,925

COMMERCIAL SERVICES & SUPPLIES — 3.1%
Brady Corp. Class A	49,573	1,514,951
G&K Services, Inc. Class A	21,045	1,611,416
Healthcare Services Group, Inc.	155,486	6,434,011
Interface, Inc.	139,243	2,123,456
Matthews International Corp. Class A	69,433	3,863,252
Mobile Mini, Inc. (b)	50,987	1,766,190
Multi-Color Corp. (b)	18,446	1,169,476
Team, Inc. (a) (b)	24,008	596,118
US Ecology, Inc.	47,692	2,191,447

		21,270,317

COMMUNICATIONS EQUIPMENT — 0.7%
CalAmp Corp. (a)	48,818	722,994

See accompanying notes to financial statements.

SPDR S&P 600 Small Cap Growth ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Digi International, Inc. (a)	33,427	$358,672
Ixia (a)	85,983	844,353
Lumentum Holdings, Inc. (a)	43,465	1,051,853
NETGEAR, Inc. (a)	43,944	2,089,098

		5,066,970

CONSTRUCTION & ENGINEERING — 1.3%
Comfort Systems USA, Inc.	80,620	2,625,793
Dycom Industries, Inc. (a) (b)	67,918	6,096,320

		8,722,113

CONSTRUCTION MATERIALS — 0.7%
Headwaters, Inc. (a)	160,446	2,878,401
US Concrete, Inc. (a)	29,747	1,811,890

		4,690,291

CONSUMER FINANCE — 0.2%
PRA Group, Inc. (a) (b)	63,616	1,535,690

DISTRIBUTORS — 0.4%
Core-Mark Holding Co., Inc.	53,248	2,495,201

DIVERSIFIED TELECOMMUNICATION SERVICES — 1.5%
8x8, Inc. (a)	190,228	2,779,231
ATN International, Inc.	11,722	912,089
Cincinnati Bell, Inc. (a)	298,644	1,364,803
Cogent Communications Holdings, Inc.	58,934	2,360,896
Consolidated Communications Holdings, Inc. (b)	48,102	1,310,298
General Communication, Inc. Class A (a)	65,076	1,028,201
Inteliquent, Inc.	32,400	644,436

		10,399,954

ELECTRICAL EQUIPMENT — 0.5%
AZZ, Inc.	56,036	3,361,039
Vicor Corp. (a)	23,277	234,400

		3,595,439

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.8%
Agilysys, Inc. (a)	13,927	145,816
Badger Meter, Inc.	20,932	1,528,664
Coherent, Inc. (a)	28,834	2,646,384
DTS, Inc. (a)	21,676	573,330
ePlus, Inc. (a)	5,839	477,572
Fabrinet (a)	66,806	2,479,839
II-VI, Inc. (a)	114,421	2,146,538
Littelfuse, Inc.	33,428	3,950,855
Methode Electronics, Inc.	78,698	2,693,833
MTS Systems Corp. (b)	15,946	699,073
OSI Systems, Inc. (a)	38,047	2,211,672

		19,553,576

ENERGY EQUIPMENT & SERVICES — 0.6%
Matrix Service Co. (a)	29,947	493,826
TETRA Technologies, Inc. (a)	94,853	604,214
US Silica Holdings, Inc.	83,631	2,882,760

		3,980,800

FOOD PRODUCTS — 2.1%
B&G Foods, Inc. (b)	135,211	6,517,170
Cal-Maine Foods, Inc. (b)	67,256	2,980,786

Calavo Growers, Inc.	31,735	2,126,245
J&J Snack Foods Corp.	20,882	2,490,596

		14,114,797

GAS UTILITIES — 1.5%
Piedmont Natural Gas Co., Inc.	175,627	10,558,695

HEALTH CARE EQUIPMENT & SUPPLIES — 7.3%
Abaxis, Inc. (b)	28,156	1,329,808
Analogic Corp.	13,704	1,088,646
Anika Therapeutics, Inc. (a)	18,771	1,007,064
Cantel Medical Corp.	77,567	5,331,180
CONMED Corp.	33,901	1,618,095
CryoLife, Inc.	26,975	318,575
Cynosure, Inc. Class A (a)	50,232	2,443,536
Haemonetics Corp. (a)	45,950	1,332,090
ICU Medical, Inc. (a)	21,546	2,429,311
Inogen, Inc. (a) (b)	19,311	967,674
Integer Holdings Corp. (a)	34,469	1,066,126
Integra LifeSciences Holdings Corp. (a) (b)	62,490	4,985,452
Masimo Corp. (a)	95,510	5,015,708
Meridian Bioscience, Inc. (b)	61,895	1,206,952
Merit Medical Systems, Inc. (a)	95,025	1,884,346
Natus Medical, Inc. (a)	70,597	2,668,567
Neogen Corp. (a)	81,045	4,558,781
NuVasive, Inc. (a)	107,085	6,395,116
SurModics, Inc. (a)	28,979	680,427
Vascular Solutions, Inc. (a)	37,360	1,556,418
Zeltiq Aesthetics, Inc. (a) (b)	68,657	1,876,396

		49,760,268

HEALTH CARE PROVIDERS & SERVICES — 4.5%
Aceto Corp. (b)	64,433	1,410,439
Adeptus Health, Inc. Class A (a) (b)	19,264	995,178
Air Methods Corp. (a) (b)	40,889	1,465,053
Almost Family, Inc. (a)	18,417	784,748
Amedisys, Inc. (a) (b)	35,111	1,772,403
AMN Healthcare Services, Inc. (a)	103,601	4,140,932
Chemed Corp. (b)	35,900	4,893,529
CorVel Corp. (a)	22,145	956,221
Cross Country Healthcare, Inc. (a)	70,874	986,566
Diplomat Pharmacy, Inc. (a) (b)	61,549	2,154,215
Ensign Group, Inc.	71,449	1,501,144
ExamWorks Group, Inc. (a)	42,201	1,470,705
HealthEquity, Inc. (a) (b)	43,323	1,316,369
Landauer, Inc. (b)	13,932	573,441
LHC Group, Inc. (a)	28,063	1,214,567
Providence Service Corp. (a)	14,657	657,806
Quorum Health Corp. (a)	24,717	264,719
Surgical Care Affiliates, Inc. (a)	59,117	2,818,108
US Physical Therapy, Inc.	26,972	1,623,984

		31,000,127

HEALTH CARE TECHNOLOGY — 1.6%
Computer Programs & Systems, Inc. (b)	11,485	458,481
HealthStream, Inc. (a)	53,243	1,412,004
Medidata Solutions, Inc. (a) (b)	122,789	5,755,121
Omnicell, Inc. (a)	78,400	2,683,632
Quality Systems, Inc. (b)	50,736	604,266

		10,913,504

See accompanying notes to financial statements.

SPDR S&P 600 Small Cap Growth ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

HOTELS, RESTAURANTS & LEISURE — 3.0%
Belmond, Ltd. Class A (a)	43,151	$427,195
BJ’s Restaurants, Inc. (a)	26,537	1,163,117
Boyd Gaming Corp. (a) (b)	174,381	3,208,610
Chuy’s Holdings, Inc. (a) (b)	21,989	761,039
DineEquity, Inc.	14,774	1,252,540
Krispy Kreme Doughnuts, Inc. (a)	48,489	1,016,330
Marcus Corp.	23,084	487,072
Monarch Casino & Resort, Inc. (a)	23,731	521,370
Papa John’s International, Inc. (b)	59,735	4,061,980
Popeyes Louisiana Kitchen, Inc. (a)	47,413	2,590,646
Red Robin Gourmet Burgers, Inc. (a)	14,635	694,138
Ruth’s Hospitality Group, Inc.	72,955	1,163,632
Scientific Games Corp. Class A (a) (b)	52,336	480,968
Sonic Corp.	103,689	2,804,788

		20,633,425

HOUSEHOLD DURABLES — 1.8%
Cavco Industries, Inc. (a)	11,704	1,096,665
Installed Building Products, Inc. (a)	36,362	1,319,577
iRobot Corp. (a) (b)	26,171	918,079
La-Z-Boy, Inc.	52,767	1,467,978
M/I Homes, Inc. (a)	25,162	473,800
MDC Holdings, Inc.	40,464	984,894
Meritage Homes Corp. (a)	80,846	3,034,959
TopBuild Corp. (a)	47,283	1,711,644
Universal Electronics, Inc. (a)	14,418	1,042,133

		12,049,729

HOUSEHOLD PRODUCTS — 0.5%
WD-40 Co.	28,874	3,391,251

INSURANCE — 2.8%
AMERISAFE, Inc.	41,803	2,559,180
eHealth, Inc. (a)	11,095	155,552
Employers Holdings, Inc.	70,525	2,046,636
HCI Group, Inc. (b)	10,540	287,531
ProAssurance Corp.	64,364	3,446,692
RLI Corp.	81,615	5,613,480
Selective Insurance Group, Inc.	68,007	2,598,547
United Fire Group, Inc.	25,712	1,090,960
Universal Insurance Holdings, Inc.	69,760	1,296,141

		19,094,719

INTERNET & CATALOG RETAIL — 0.4%
Blue Nile, Inc.	24,863	680,749
Nutrisystem, Inc.	63,463	1,609,421
PetMed Express, Inc. (b)	27,580	517,401

		2,807,571

INTERNET SOFTWARE & SERVICES — 1.7%
DHI Group, Inc. (a)	61,996	386,235
LivePerson, Inc. (a) (b)	34,755	220,347
LogMeIn, Inc. (a) (b)	54,389	3,449,894
Monster Worldwide, Inc. (a)	93,691	223,921
NIC, Inc.	133,475	2,928,442
Shutterstock, Inc. (a)	19,200	879,360
Stamps.com, Inc. (a) (b)	34,059	2,977,438
XO Group, Inc. (a)	30,801	536,861

		11,602,498

IT SERVICES — 2.1%
Cardtronics, Inc. (a)	69,462	2,765,282
CSG Systems International, Inc.	53,269	2,147,273
ExlService Holdings, Inc. (a)	72,293	3,788,876
Forrester Research, Inc.	11,921	439,408
Perficient, Inc. (a)	40,308	818,655
Sykes Enterprises, Inc. (a)	59,361	1,719,095
TeleTech Holdings, Inc.	25,389	688,804
Virtusa Corp. (a)	59,003	1,704,007

		14,071,400

LEISURE EQUIPMENT & PRODUCTS — 0.6%
Callaway Golf Co.	133,109	1,359,043
Sturm Ruger & Co., Inc.	41,390	2,649,374

		4,008,417

LIFE SCIENCES TOOLS & SERVICES — 0.9%
Albany Molecular Research, Inc. (a)	58,964	792,476
Cambrex Corp. (a)	68,876	3,562,956
Luminex Corp. (a)	82,487	1,668,712

		6,024,144

MACHINERY — 3.3%
Alamo Group, Inc.	11,086	731,344
Albany International Corp. Class A	31,495	1,257,595
Barnes Group, Inc.	57,852	1,916,058
ESCO Technologies, Inc.	28,512	1,138,769
Federal Signal Corp.	90,090	1,160,359
Franklin Electric Co., Inc.	34,045	1,125,187
Hillenbrand, Inc.	94,924	2,851,517
John Bean Technologies Corp.	63,296	3,874,981
Lydall, Inc. (a)	36,869	1,421,669
Proto Labs, Inc. (a) (b)	51,144	2,943,849
Standex International Corp.	18,555	1,533,200
Tennant Co.	19,197	1,034,142
Watts Water Technologies, Inc. Class A	25,069	1,460,520

		22,449,190

MARINE — 0.4%
Matson, Inc.	94,176	3,040,943

MEDIA — 0.3%
EW Scripps Co. Class A (a)	51,158	810,343
World Wrestling Entertainment, Inc. Class A (b)	74,225	1,366,482

		2,176,825

METALS & MINING — 0.5%
AK Steel Holding Corp. (a) (b)	244,911	1,141,285
Kaiser Aluminum Corp.	24,414	2,207,270

		3,348,555

OIL, GAS & CONSUMABLE FUELS — 1.4%
Carrizo Oil & Gas, Inc. (a) (b)	71,165	2,551,265
Northern Oil and Gas, Inc. (a) (b)	49,484	228,616
PDC Energy, Inc. (a)	72,221	4,160,652
Synergy Resources Corp. (a)	413,649	2,754,903

		9,695,436

PAPER & FOREST PRODUCTS — 0.7%
Deltic Timber Corp. (b)	23,102	1,550,837
KapStone Paper and Packaging Corp.	121,611	1,582,159

See accompanying notes to financial statements.

SPDR S&P 600 Small Cap Growth ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Neenah Paper, Inc.	20,936	$1,515,139

		4,6 48,135

PERSONAL PRODUCTS — 0.0% (c)
Medifast, Inc.	8,425	280,300

PHARMACEUTICALS — 2.8%
ANI Pharmaceuticals, Inc. (a)	8,386	468,106
Depomed, Inc. (a) (b)	132,185	2,593,470
Impax Laboratories, Inc. (a) (b)	150,297	4,331,559
Lannett Co., Inc. (a) (b)	60,267	1,433,752
Medicines Co. (a) (b)	89,485	3,009,380
Nektar Therapeutics (a) (b)	294,217	4,186,708
Phibro Animal Health Corp. Class A (b)	40,110	748,453
Sagent Pharmaceuticals, Inc. (a)	23,165	347,012
SciClone Pharmaceuticals, Inc. (a)	60,778	793,761
Supernus Pharmaceuticals, Inc. (a) (b)	74,213	1,511,719

		19,423,920

PROFESSIONAL SERVICES — 2.5%
Exponent, Inc.	56,181	3,281,532
Heidrick & Struggles International, Inc.	38,191	644,664
Insperity, Inc.	19,530	1,508,302
Korn/Ferry International	124,068	2,568,208
Navigant Consulting, Inc. (a)	54,790	884,858
On Assignment, Inc. (a)	103,687	3,831,235
Resources Connection, Inc.	48,641	718,914
TrueBlue, Inc. (a)	90,198	1,706,546
WageWorks, Inc. (a)	30,985	1,853,213

		16,997,472

REAL ESTATE INVESTMENT TRUSTS (REITS) — 6.5%
Acadia Realty Trust (b)	155,162	5,511,354
Agree Realty Corp. (b)	30,206	1,457,138
American Assets Trust, Inc.	59,619	2,530,230
CareTrust REIT, Inc.	89,403	1,231,973
Cedar Realty Trust, Inc.	99,823	741,685
CoreSite Realty Corp. (b)	65,477	5,807,155
Cousins Properties, Inc.	248,687	2,586,345
DiamondRock Hospitality Co. (b)	235,610	2,127,558
EastGroup Properties, Inc.	37,287	2,569,820
Four Corners Property Trust, Inc. (b)	117,798	2,425,461
Getty Realty Corp.	39,098	838,652
Government Properties Income Trust (b)	51,871	1,196,145
LTC Properties, Inc.	50,894	2,632,747
Pennsylvania Real Estate Investment Trust	58,260	1,249,677
PS Business Parks, Inc.	25,987	2,756,701
Retail Opportunity Investments Corp. (b)	215,511	4,670,123
Saul Centers, Inc.	14,501	894,857
Summit Hotel Properties, Inc.	134,765	1,784,289
Universal Health Realty Income Trust	17,318	990,243
Urstadt Biddle Properties, Inc. Class A	30,758	762,183

		44,764,336

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.4%
Forestar Group, Inc. (a) (b)	33,999	404,248
HFF, Inc. Class A	75,633	2,184,281

RE/MAX Holdings, Inc. Class A	11,327	456,025

		3,044,554

ROAD & RAIL — 0.4%
Heartland Express, Inc. (b)	65,970	1,147,218
Knight Transportation, Inc. (b)	64,743	1,720,869

		2,868,087

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.1%
Advanced Energy Industries, Inc. (a)	54,042	2,051,434
CEVA, Inc. (a)	44,401	1,206,375
Cirrus Logic, Inc. (a)	134,853	5,230,948
Cohu, Inc.	35,087	380,694
Exar Corp. (a)	51,368	413,513
Kopin Corp. (a) (b)	140,306	311,479
MKS Instruments, Inc.	59,400	2,557,764
Monolithic Power Systems, Inc.	79,554	5,435,129
Nanometrics, Inc. (a)	21,610	449,272
Power Integrations, Inc.	39,479	1,976,714
Rambus, Inc. (a) (b)	239,347	2,891,312
Rudolph Technologies, Inc. (a)	45,568	707,671
Semtech Corp. (a)	55,326	1,320,078
Tessera Technologies, Inc.	99,813	3,058,270

		27,990,653

SOFTWARE — 4.0%
Blackbaud, Inc.	102,280	6,944,812
Bottomline Technologies de, Inc. (a) (b)	44,003	947,385
Ebix, Inc. (b)	54,944	2,631,818
Interactive Intelligence Group, Inc. (a) (b)	16,956	695,026
MicroStrategy, Inc. Class A (a)	10,461	1,830,884
Monotype Imaging Holdings, Inc.	51,240	1,262,041
Progress Software Corp. (a)	65,015	1,785,312
Qualys, Inc. (a)	37,452	1,116,444
Synchronoss Technologies, Inc. (a) (b)	87,303	2,781,474
Take-Two Interactive Software, Inc. (a)	183,002	6,939,436
VASCO Data Security International, Inc. (a)	35,037	574,256

		27,508,888

SPECIALTY RETAIL — 2.2%
Asbury Automotive Group, Inc. (a)	21,753	1,147,253
Five Below, Inc. (a) (b)	48,960	2,272,234
Francesca’s Holdings Corp. (a)	89,586	989,925
Lithia Motors, Inc. Class A (b)	51,644	3,670,339
MarineMax, Inc. (a)	29,052	493,012
Monro Muffler Brake, Inc. (b)	69,687	4,429,306
Outerwall, Inc. (b)	22,424	941,808
Select Comfort Corp. (a)	62,702	1,340,569

		15,284,446

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 1.0%
Cray, Inc. (a)	88,881	2,659,320
Electronics For Imaging, Inc. (a) (b)	69,438	2,988,611
Super Micro Computer, Inc. (a)	39,805	989,154

		6,637,085

See accompanying notes to financial statements.

SPDR S&P 600 Small Cap Growth ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

TEXTILES, APPAREL & LUXURY GOODS — 1.1%
G-III Apparel Group, Ltd. (a) (b)	57,000	$2,606,040
Oxford Industries, Inc.	18,507	1,047,866
Steven Madden, Ltd. (a)	60,880	2,080,879
Tumi Holdings, Inc. (a)	59,060	1,579,264

		7,314,049

THRIFTS & MORTGAGE FINANCE — 1.1%
Bank Mutual Corp.	89,569	687,890
BofI Holding, Inc. (a) (b)	125,534	2,223,207
LendingTree, Inc. (a) (b)	15,069	1,331,045
Northfield Bancorp, Inc.	84,485	1,252,913
Oritani Financial Corp.	56,559	904,378
Walker & Dunlop, Inc. (a)	58,659	1,336,252

		7,735,685

WATER UTILITIES — 0.4%
American States Water Co.	48,596	2,129,477
California Water Service Group (b)	25,183	879,642

		3,009,119

TOTAL COMMON STOCKS (Cost $625,204,445)		684,950,770

SHORT-TERM INVESTMENTS — 12.7%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (d) (e)	602,656	602,656

State Street Navigator Securities Lending Prime Portfolio (d) (f)	86,368,569	86,368,569

TOTAL SHORT-TERM INVESTMENTS (Cost $86,971,225)		86,971,225

TOTAL INVESTMENTS — 112.5% (Cost $712,175,670)		771,921,995
LIABILITIES IN EXCESS OF OTHER ASSETS — (12.5)%		(85,792,150)

NET ASSETS — 100.0%		$686,129,845

(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at June 30, 2016.
(c)	Amount is less than 0.05% of net assets.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at June 30, 2016.
(f)	Investment of cash collateral for securities loaned.

REIT = Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Aerospace & Defense	$6,778,836	$—	$—	$6,778,836
Air Freight & Logistics	2,038,450	—	—	2,038,450
Airlines	8,132,436	—	—	8,132,436
Auto Components	11,468,062	—	—	11,468,062
Automobiles	785,537	—	—	785,537
Banks	77,432,824	—	—	77,432,824
Biotechnology	15,704,885	—	—	15,704,885
Building Products	20,611,238	—	—	20,611,238
Capital Markets	11,205,003	—	—	11,205,003
Chemicals	11,234,925	—	—	11,234,925
Commercial Services & Supplies	21,270,317	—	—	21,270,317
Communications Equipment	5,066,970	—	—	5,066,970
Construction & Engineering	8,722,113	—	—	8,722,113
Construction Materials	4,690,291	—	—	4,690,291
Consumer Finance	1,535,690	—	—	1,535,690
Distributors	2,495,201	—	—	2,495,201
Diversified Telecommunication Services	10,399,954	—	—	10,399,954
Electrical Equipment	3,595,439	—	—	3,595,439
Electronic Equipment, Instruments & Components	19,553,576	—	—	19,553,576
Energy Equipment & Services	3,980,800	—	—	3,980,800
Food Products	14,114,797	—	—	14,114,797
Gas Utilities	10,558,695	—	—	10,558,695
Health Care Equipment & Supplies	49,760,268	—	—	49,760,268

See accompanying notes to financial statements.

SPDR S&P 600 Small Cap Growth ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Health Care Providers & Services	$31,000,127	$—	$—	$31,000,127
Health Care Technology	10,913,504	—	—	10,913,504
Hotels, Restaurants & Leisure	20,633,425	—	—	20,633,425
Household Durables	12,049,729	—	—	12,049,729
Household Products	3,391,251	—	—	3,391,251
Insurance	19,094,719	—	—	19,094,719
Internet & Catalog Retail	2,807,571	—	—	2,807,571
Internet Software & Services	11,602,498	—	—	11,602,498
IT Services	14,071,400	—	—	14,071,400
Leisure Equipment & Products	4,008,417	—	—	4,008,417
Life Sciences Tools & Services	6,024,144	—	—	6,024,144
Machinery	22,449,190	—	—	22,449,190
Marine	3,040,943	—	—	3,040,943
Media	2,176,825	—	—	2,176,825
Metals & Mining	3,348,555	—	—	3,348,555
Oil, Gas & Consumable Fuels	9,695,436	—	—	9,695,436
Paper & Forest Products	4,648,135	—	—	4,648,135
Personal Products	280,300	—	—	280,300
Pharmaceuticals	19,423,920	—	—	19,423,920
Professional Services	16,997,472	—	—	16,997,472
Real Estate Investment Trusts (REITs)	44,764,336	—	—	44,764,336
Real Estate Management & Development	3,044,554	—	—	3,044,554
Road & Rail	2,868,087	—	—	2,868,087
Semiconductors & Semiconductor Equipment	27,990,653	—	—	27,990,653
Software	27,508,888	—	—	27,508,888
Specialty Retail	15,284,446	—	—	15,284,446
Technology Hardware, Storage & Peripherals	6,637,085	—	—	6,637,085
Textiles, Apparel & Luxury Goods	7,314,049	—	—	7,314,049
Thrifts & Mortgage Finance	7,735,685	—	—	7,735,685
Water Utilities	3,009,119	—	—	3,009,119
Short-Term Investments	86,971,225	—	—	86,971,225

TOTAL INVESTMENTS	$771,921,995	$—	$—	$771,921,995

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	42,780	$42,780	71,644,924	71,085,048	602,656	$602,656	$4,525	$—
State Street Navigator Securities Lending Prime Portfolio	84,921,484	84,921,484	307,497,883	306,050,798	86,368,569	86,368,569	662,540	—

See accompanying notes to financial statements.

SPDR S&P 600 Small Cap Value ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.8%
AEROSPACE & DEFENSE — 1.8%
AAR Corp.	53,688	$1,253,078
Aerojet Rocketdyne Holdings, Inc. (a)	30,629	559,898
Aerovironment, Inc. (a) (b)	33,476	930,633
American Science & Engineering, Inc.	6,910	258,503
Cubic Corp.	35,408	1,421,985
Engility Holdings, Inc. (a)	27,980	590,938
Mercury Systems, Inc. (a)	22,278	553,831
Moog, Inc. Class A (a)	54,635	2,945,919
National Presto Industries, Inc.	3,106	293,051

		8,807,836

AIR FREIGHT & LOGISTICS — 1.1%
Atlas Air Worldwide Holdings, Inc. (a)	41,510	1,719,344
Echo Global Logistics, Inc. (a)	40,410	905,992
Forward Air Corp.	15,427	686,965
Hub Group, Inc. Class A (a)	57,017	2,187,742

		5,500,043

AIRLINES — 0.5%
SkyWest, Inc.	85,626	2,265,664

AUTO COMPONENTS — 0.9%
American Axle & Manufacturing Holdings, Inc. (a)	61,574	891,591
Dorman Products, Inc. (a)	16,139	923,151
Motorcar Parts of America, Inc. (a)	12,164	330,617
Standard Motor Products, Inc.	31,969	1,271,727
Superior Industries International, Inc.	36,128	967,508

		4,384,594

AUTOMOBILES — 0.1%
Winnebago Industries, Inc. (b)	17,782	407,563

BANKS — 7.3%
Banc of California, Inc. (b)	22,930	415,033
Boston Private Financial Holdings, Inc.	134,792	1,587,850
Brookline Bancorp, Inc.	46,123	508,737
Cardinal Financial Corp.	15,186	333,181
Central Pacific Financial Corp.	19,273	454,843
City Holding Co. (b)	10,381	472,024
Columbia Banking System, Inc.	25,177	706,467
Community Bank System, Inc.	32,610	1,339,945
Customers Bancorp, Inc. (a)	40,643	1,021,358
CVB Financial Corp. (b)	54,382	891,321
First BanCorp. (a)	187,551	744,577
First Commonwealth Financial Corp.	49,710	457,332
First Financial Bancorp	103,248	2,008,174
First NBC Bank Holding Co. (a)	9,941	166,909
Glacier Bancorp, Inc.	41,781	1,110,539
Great Western Bancorp, Inc.	44,327	1,398,073
Independent Bank Corp.	12,494	570,976
MB Financial, Inc.	40,089	1,454,429
NBT Bancorp, Inc.	35,036	1,003,081
OFG Bancorp	72,538	602,065
Old National Bancorp	224,210	2,809,351
S&T Bancorp, Inc. (b)	20,460	500,247
Southside Bancshares, Inc.	39,375	1,217,464
Sterling Bancorp	63,641	999,164
Texas Capital Bancshares, Inc. (a)	32,798	1,533,634
Tompkins Financial Corp. (b)	6,293	409,045

UMB Financial Corp. (b)	69,789	3,713,473
United Bankshares, Inc. (b)	48,796	1,830,338
United Community Banks, Inc.	33,006	603,680
Westamerica Bancorporation (b)	23,253	1,145,443
Wilshire Bancorp, Inc.	37,738	393,230
Wintrust Financial Corp.	85,492	4,360,092

		36,762,075

BIOTECHNOLOGY — 0.3%
AMAG Pharmaceuticals, Inc. (a) (b)	24,532	586,806
Enanta Pharmaceuticals, Inc. (a)	21,483	473,700
Spectrum Pharmaceuticals, Inc. (a)	65,963	433,377

		1,493,883

BUILDING PRODUCTS — 0.4%
Gibraltar Industries, Inc. (a)	26,581	839,162
Quanex Building Products Corp.	21,072	391,729
Simpson Manufacturing Co., Inc.	25,236	1,008,683

		2,239,574

CAPITAL MARKETS — 0.8%
Calamos Asset Management, Inc. Class A	26,978	197,209
Greenhill & Co., Inc. (b)	28,795	463,600
Interactive Brokers Group, Inc. Class A (b)	29,445	1,042,353
INTL. FCStone, Inc. (a)	24,961	681,186
Investment Technology Group, Inc.	23,656	395,528
Piper Jaffray Cos. (a)	22,963	865,705
Virtus Investment Partners, Inc. (b)	4,702	334,688

		3,980,269

CHEMICALS — 3.9%
A Schulman, Inc.	47,541	1,160,951
American Vanguard Corp.	22,335	337,482
Calgon Carbon Corp.	82,777	1,088,517
Chemours Co.	302,033	2,488,752
Flotek Industries, Inc. (a) (b)	87,850	1,159,620
FutureFuel Corp.	36,328	395,249
Hawkins, Inc. (b)	15,538	674,505
HB Fuller Co.	82,865	3,645,231
Innophos Holdings, Inc.	32,450	1,369,714
Intrepid Potash, Inc. (a) (b)	88,020	126,749
Koppers Holdings, Inc. (a)	33,722	1,036,277
Kraton Performance Polymers, Inc. (a)	51,762	1,445,713
LSB Industries, Inc. (a) (b)	32,533	392,999
Quaker Chemical Corp.	11,125	992,350
Rayonier Advanced Materials, Inc.	73,208	994,897
Stepan Co.	30,597	1,821,439
Tredegar Corp.	40,711	656,261

		19,786,706

COMMERCIAL SERVICES & SUPPLIES — 3.9%
ABM Industries, Inc.	93,157	3,398,367
Brady Corp. Class A	38,741	1,183,925
Brink’s Co.	82,194	2,341,707
Essendant, Inc.	62,097	1,897,684
G&K Services, Inc. Class A	16,387	1,254,753
Mobile Mini, Inc.	34,016	1,178,314
Multi-Color Corp. (b)	7,620	483,108
Team, Inc. (a) (b)	30,932	768,042
Tetra Tech, Inc.	96,271	2,959,852

See accompanying notes to financial statements.

SPDR S&P 600 Small Cap Value ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

UniFirst Corp.	25,364	$2,935,122
Viad Corp.	34,196	1,060,076

		19,460,950

COMMUNICATIONS EQUIPMENT — 1.7%
ADTRAN, Inc.	80,193	1,495,599
Bel Fuse, Inc. Class B	13,811	245,560
Black Box Corp.	25,651	335,515
CalAmp Corp. (a)	23,705	351,071
Comtech Telecommunications Corp.	37,690	483,940
Digi International, Inc. (a)	16,664	178,805
Harmonic, Inc. (a) (b)	121,152	345,283
Ixia (a)	37,528	368,525
Lumentum Holdings, Inc. (a)	46,370	1,122,154
NETGEAR, Inc. (a)	19,725	937,726
Viavi Solutions, Inc. (a)	386,918	2,565,266

		8,429,444

CONSTRUCTION & ENGINEERING — 0.4%
Aegion Corp. (a)	59,158	1,154,173
MYR Group, Inc. (a)	29,055	699,644
Orion Group Holdings, Inc. (a) (b)	42,674	226,599

		2,080,416

CONSUMER FINANCE — 1.8%
Cash America International, Inc.	40,102	1,709,147
Encore Capital Group, Inc. (a) (b)	38,652	909,481
Enova International, Inc. (a) (b)	44,760	329,434
EZCORP, Inc. Class A (a) (b)	82,511	623,783
First Cash Financial Services, Inc.	46,998	2,412,407
Green Dot Corp. (Class A) (a)	72,336	1,663,005
PRA Group, Inc. (a) (b)	27,264	658,153
World Acceptance Corp. (a) (b)	13,958	636,485

		8,941,895

CONTAINERS & PACKAGING — 0.1%
Myers Industries, Inc.	35,582	512,381

DISTRIBUTORS — 0.3%
Core-Mark Holding Co., Inc.	34,612	1,621,918
VOXX International Corp. (a)	33,488	93,432

		1,715,350

DIVERSIFIED CONSUMER SERVICES — 0.8%
American Public Education, Inc. (a)	25,750	723,575
Capella Education Co.	17,297	910,514
Career Education Corp. (a)	112,621	670,095
Regis Corp. (a)	61,721	768,426
Strayer Education, Inc. (a)	17,828	875,890
Universal Technical Institute, Inc.	35,964	81,279

		4,029,779

DIVERSIFIED TELECOMMUNICATION SERVICES — 1.2%
ATN International, Inc.	8,734	679,593
Cincinnati Bell, Inc. (a)	122,257	558,715
Cogent Communications Holdings, Inc. (b)	22,489	900,909
Consolidated Communications Holdings, Inc. (b)	47,658	1,298,204
Inteliquent, Inc.	32,700	650,403
Iridium Communications, Inc. (a) (b)	136,683	1,213,745
Lumos Networks Corp. (a)	38,132	461,397

		5,762,966

ELECTRIC UTILITIES — 1.6%
ALLETE, Inc.	76,795	4,963,261
El Paso Electric Co.	67,293	3,180,940

		8,144,201

ELECTRICAL EQUIPMENT — 1.4%
Encore Wire Corp.	34,822	1,298,164
EnerSys	71,773	4,268,340
General Cable Corp. (b)	79,190	1,006,505
Powell Industries, Inc.	14,074	553,671
Vicor Corp. (a)	7,713	77,670

		7,204,350

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 6.0%
Agilysys, Inc. (a)	13,715	143,596
Anixter International, Inc. (a)	47,359	2,523,288
Badger Meter, Inc. (b)	7,844	572,847
Benchmark Electronics, Inc. (a)	82,453	1,743,881
Coherent, Inc. (a)	17,753	1,629,370
CTS Corp.	52,736	945,029
Daktronics, Inc.	63,518	396,988
DTS, Inc. (a)	12,974	343,162
Electro Scientific Industries, Inc. (a)	46,468	271,373
ePlus, Inc. (a)	4,396	359,549
FARO Technologies, Inc. (a)	26,903	910,128
Insight Enterprises, Inc. (a)	59,645	1,550,770
Itron, Inc. (a)	63,038	2,716,938
Littelfuse, Inc.	11,656	1,377,623
MTS Systems Corp. (b)	13,526	592,980
Park Electrochemical Corp.	33,250	483,122
Plexus Corp. (a)	55,524	2,398,637
QLogic Corp. (a)	138,777	2,045,573
Rofin-Sinar Technologies, Inc. (a)	47,435	1,515,074
Rogers Corp. (a)	30,065	1,836,971
Sanmina Corp. (a)	122,276	3,278,220
ScanSource, Inc. (a)	43,005	1,595,916
TTM Technologies, Inc. (a)	104,697	788,368

		30,019,403

ENERGY EQUIPMENT & SERVICES — 2.8%
Archrock, Inc.	112,474	1,059,505
Atwood Oceanics, Inc. (b)	95,718	1,198,389
Basic Energy Services, Inc. (a) (b)	65,805	110,552
Bristow Group, Inc. (b)	57,134	651,899
CARBO Ceramics, Inc. (b)	31,345	410,619
Era Group, Inc. (a)	30,154	283,448
Exterran Corp. (a)	56,914	731,345
Geospace Technologies Corp. (a) (b)	20,915	342,379
Gulf Island Fabrication, Inc.	20,887	144,956
Gulfmark Offshore, Inc. Class A (a) (b)	42,692	133,626
Helix Energy Solutions Group, Inc. (a)	162,214	1,096,567
Hornbeck Offshore Services, Inc. (a) (b)	52,724	439,718
Matrix Service Co. (a)	21,243	350,297
Newpark Resources, Inc. (a)	136,398	789,744
Pioneer Energy Services Corp. (a)	111,976	515,090
SEACOR Holdings, Inc. (a) (b)	26,662	1,545,063
Tesco Corp. (b)	74,862	500,827
TETRA Technologies, Inc. (a)	72,535	462,048

See accompanying notes to financial statements.

SPDR S&P 600 Small Cap Value ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Tidewater, Inc. (b)	75,623	$333,497
Unit Corp. (a)	83,760	1,303,306
US Silica Holdings, Inc.	40,507	1,396,276

		13,799,151

FOOD & STAPLES RETAILING — 0.7%
Andersons, Inc.	43,977	1,562,942
SpartanNash Co.	62,617	1,914,828

		3,477,770

FOOD PRODUCTS — 1.6%
Darling Ingredients, Inc. (a)	272,902	4,066,240
J&J Snack Foods Corp.	8,296	989,464
Sanderson Farms, Inc.	33,085	2,866,484
Seneca Foods Corp. Class A (a)	9,455	342,366

		8,264,554

GAS UTILITIES — 2.5%
Northwest Natural Gas Co.	45,665	2,960,005
South Jersey Industries, Inc.	131,792	4,167,263
Spire, Inc. (b)	75,537	5,351,041

		12,478,309

HEALTH CARE EQUIPMENT & SUPPLIES — 1.5%
Abaxis, Inc. (b)	13,498	637,511
Analogic Corp.	9,812	779,465
AngioDynamics, Inc. (a)	42,296	607,793
Anika Therapeutics, Inc. (a)	9,058	485,962
CONMED Corp.	16,298	777,903
CryoLife, Inc.	21,023	248,282
Haemonetics Corp. (a)	48,134	1,395,405
ICU Medical, Inc. (a)	7,037	793,422
Inogen, Inc. (a) (b)	9,019	451,942
Integer Holdings Corp. (a)	15,471	478,518
Invacare Corp. (b)	48,367	586,692
Meridian Bioscience, Inc. (b)	21,345	416,227

		7,659,122

HEALTH CARE PROVIDERS & SERVICES — 2.8%
Adeptus Health, Inc. Class A (a) (b)	7,988	412,660
Air Methods Corp. (a) (b)	25,352	908,362
Amedisys, Inc. (a)	19,661	992,487
Diplomat Pharmacy, Inc. (a) (b)	11,510	402,850
Ensign Group, Inc.	22,835	479,763
ExamWorks Group, Inc. (a)	33,307	1,160,749
HealthEquity, Inc. (a) (b)	25,840	785,148
Healthways, Inc. (a) (b)	50,998	589,027
Kindred Healthcare, Inc.	142,492	1,608,735
Landauer, Inc. (b)	5,117	210,616
Magellan Health, Inc. (a)	40,998	2,696,439
PharMerica Corp. (a)	51,628	1,273,147
Providence Service Corp. (a)	8,240	369,811
Quorum Health Corp. (a)	28,694	307,313
Select Medical Holdings Corp. (a) (b)	175,244	1,904,902

		14,102,009

HEALTH CARE TECHNOLOGY — 0.6%
Computer Programs & Systems, Inc. (b)	8,922	356,166
HMS Holdings Corp. (a)	140,154	2,468,112
Quality Systems, Inc. (b)	32,329	385,039

		3,209,317

HOTELS, RESTAURANTS & LEISURE — 2.8%
Belmond, Ltd. Class A (a)	107,751	1,066,735
Biglari Holdings, Inc. (a)	1,710	689,711
BJ’s Restaurants, Inc. (a)	12,715	557,298
Bob Evans Farms, Inc.	32,147	1,219,979
Chuy’s Holdings, Inc. (a) (b)	10,349	358,179
DineEquity, Inc.	15,942	1,351,563
Interval Leisure Group, Inc.	184,272	2,929,925
Krispy Kreme Doughnuts, Inc. (a)	61,156	1,281,830
Marcus Corp.	13,333	281,326
Marriott Vacations Worldwide Corp.	40,876	2,799,597
Red Robin Gourmet Burgers, Inc. (a)	10,772	510,916
Ruby Tuesday, Inc. (a)	101,675	367,047
Scientific Games Corp. Class A (a) (b)	44,132	405,573

		13,819,679

HOUSEHOLD DURABLES — 1.4%
Cavco Industries, Inc. (a)	4,776	447,511
Ethan Allen Interiors, Inc. (b)	42,822	1,414,839
iRobot Corp. (a) (b)	24,952	875,316
La-Z-Boy, Inc.	41,393	1,151,553
M/I Homes, Inc. (a)	22,224	418,478
MDC Holdings, Inc.	33,022	803,756
TopBuild Corp. (a)	27,304	988,405
Universal Electronics, Inc. (a)	12,478	901,910

		7,001,768

HOUSEHOLD PRODUCTS — 0.3%
Central Garden & Pet Co. (a)	15,456	352,861
Central Garden & Pet Co. Class A (a)	55,754	1,210,419

		1,563,280

INSURANCE — 3.1%
American Equity Investment Life Holding Co. (b)	137,417	1,958,192
eHealth, Inc. (a)	17,442	244,537
HCI Group, Inc. (b)	5,923	161,579
Horace Mann Educators Corp.	65,491	2,212,941
Infinity Property & Casualty Corp.	17,903	1,444,056
Navigators Group, Inc.	17,935	1,649,482
ProAssurance Corp.	39,010	2,088,985
Safety Insurance Group, Inc.	23,591	1,452,734
Selective Insurance Group, Inc.	44,336	1,694,079
Stewart Information Services Corp.	39,087	1,618,593
United Fire Group, Inc.	15,378	652,488
United Insurance Holdings Corp. (b)	29,316	480,196

		15,657,862

INTERNET & CATALOG RETAIL — 0.2%
FTD Cos., Inc. (a)	28,681	715,878
PetMed Express, Inc. (b)	11,971	224,576

		940,454

INTERNET SOFTWARE & SERVICES — 0.6%
Blucora, Inc. (a)	67,260	696,814
DHI Group, Inc. (a)	22,347	139,222
Liquidity Services, Inc. (a)	38,156	299,143
LivePerson, Inc. (a)	53,900	341,726
Monster Worldwide, Inc. (a)	69,759	166,724
QuinStreet, Inc. (a)	55,557	197,227
Shutterstock, Inc. (a)	17,100	783,180

See accompanying notes to financial statements.

SPDR S&P 600 Small Cap Value ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

XO Group, Inc. (a)	15,396	$268,352

		2,892,388

IT SERVICES — 1.6%
CACI International, Inc. Class A (a)	40,313	3,644,698
Cardtronics, Inc. (a)	20,441	813,756
Ciber, Inc. (a)	121,859	182,789
CSG Systems International, Inc.	13,319	536,889
Forrester Research, Inc.	7,125	262,628
ManTech International Corp. Class A	41,042	1,552,208
Perficient, Inc. (a)	27,088	550,157
Sykes Enterprises, Inc. (a)	18,392	532,632
TeleTech Holdings, Inc.	6,907	187,387

		8,263,144

LEISURE EQUIPMENT & PRODUCTS — 0.2%
Arctic Cat, Inc. (b)	21,689	368,713
Callaway Golf Co.	53,196	543,131

		911,844

MACHINERY — 5.7%
Actuant Corp. Class A	98,123	2,218,561
Alamo Group, Inc.	7,150	471,685
Albany International Corp. Class A	23,241	928,013
Astec Industries, Inc.	31,578	1,773,105
Barnes Group, Inc.	37,663	1,247,399
Briggs & Stratton Corp.	72,659	1,538,918
Chart Industries, Inc. (a)	49,994	1,206,355
CIRCOR International, Inc.	26,629	1,517,587
EnPro Industries, Inc.	35,393	1,571,095
ESCO Technologies, Inc.	20,448	816,693
Federal Signal Corp.	29,449	379,303
Franklin Electric Co., Inc.	36,574	1,208,771
Greenbrier Cos., Inc. (b)	42,992	1,252,357
Harsco Corp.	129,378	859,070
Hillenbrand, Inc.	31,554	947,882
Lindsay Corp.	17,410	1,181,443
Mueller Industries, Inc.	94,954	3,027,133
SPX Corp. (a) (b)	67,625	1,004,231
SPX FLOW, Inc. (a)	69,708	1,817,288
Standex International Corp.	7,006	578,906
Tennant Co.	14,378	774,543
Titan International, Inc.	72,590	450,058
Watts Water Technologies, Inc. Class A	27,571	1,606,286

		28,376,682

MEDIA — 1.1%
EW Scripps Co. Class A (a)	48,253	764,328
Gannett Co., Inc.	193,894	2,677,676
Harte-Hanks, Inc.	73,669	117,134
Scholastic Corp.	43,345	1,716,895
Sizmek, Inc. (a)	29,005	66,421

		5,342,454

METALS & MINING — 1.6%
AK Steel Holding Corp. (a) (b)	201,786	940,323
Century Aluminum Co. (a) (b)	79,258	501,703
Haynes International, Inc.	20,300	651,224
Kaiser Aluminum Corp.	11,055	999,482
Materion Corp.	32,300	799,748
Olympic Steel, Inc. (b)	14,687	401,102

Stillwater Mining Co. (a) (b)	201,730	2,392,518
SunCoke Energy, Inc.	105,372	613,265
TimkenSteel Corp.	61,460	591,245

		7,890,610

MULTI-UTILITIES — 1.9%
Avista Corp.	104,739	4,692,307
NorthWestern Corp.	79,788	5,032,229

		9,724,536

MULTILINE RETAIL — 0.3%
Fred’s, Inc. Class A	56,559	911,166
Tuesday Morning Corp. (a)	70,756	496,707

		1,407,873

OIL, GAS & CONSUMABLE FUELS — 1.1%
Bill Barrett Corp. (a) (b)	80,250	512,798
Bonanza Creek Energy, Inc. (a) (b)	63,704	128,045
Carrizo Oil & Gas, Inc. (a) (b)	36,691	1,315,372
Cloud Peak Energy, Inc. (a) (b)	95,624	196,985
Contango Oil & Gas Co. (a)	29,184	357,212
Green Plains, Inc.	58,612	1,155,829
Northern Oil and Gas, Inc. (a) (b)	43,311	200,097
PDC Energy, Inc. (a)	21,797	1,255,725
REX American Resources Corp. (a) (b)	8,879	531,231

		5,653,294

PAPER & FOREST PRODUCTS — 1.6%
Boise Cascade Co. (a)	62,639	1,437,565
Clearwater Paper Corp. (a)	28,594	1,869,190
KapStone Paper and Packaging Corp.	47,225	614,397
Neenah Paper, Inc.	11,454	828,926
PH Glatfelter Co.	72,958	1,427,059
Schweitzer-Mauduit International, Inc.	51,076	1,801,961

		7,979,098

PERSONAL PRODUCTS — 0.2%
Inter Parfums, Inc.	27,614	788,932
Medifast, Inc.	8,029	267,125

		1,056,057

PHARMACEUTICALS — 0.5%
ANI Pharmaceuticals, Inc. (a)	5,944	331,794
Medicines Co. (a)	47,783	1,606,942
Sagent Pharmaceuticals, Inc. (a)	19,407	290,717
SciClone Pharmaceuticals, Inc. (a)	33,465	437,053

		2,666,506

PROFESSIONAL SERVICES — 1.0%
CDI Corp.	24,792	151,231
Insperity, Inc.	11,892	918,419
Kelly Services, Inc. Class A	48,031	911,148
Navigant Consulting, Inc. (a)	36,577	590,719
Resources Connection, Inc.	24,787	366,352
WageWorks, Inc. (a)	36,220	2,166,318

		5,104,187

REAL ESTATE INVESTMENT TRUSTS (REITS) — 7.3%
Agree Realty Corp.	16,535	797,648
American Assets Trust, Inc.	19,756	838,445
Capstead Mortgage Corp.	160,717	1,558,955
CareTrust REIT, Inc.	25,577	352,451
Cedar Realty Trust, Inc.	48,932	363,565

See accompanying notes to financial statements.

SPDR S&P 600 Small Cap Value ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Chesapeake Lodging Trust	100,057	$2,326,325
Cousins Properties, Inc.	135,651	1,410,770
DiamondRock Hospitality Co. (b)	149,803	1,352,721
EastGroup Properties, Inc.	25,322	1,745,192
Franklin Street Properties Corp.	149,011	1,828,365
GEO Group, Inc.	122,675	4,193,031
Getty Realty Corp.	13,282	284,899
Government Properties Income Trust (b)	79,676	1,837,329
Kite Realty Group Trust	138,239	3,874,839
Lexington Realty Trust	351,091	3,549,530
LTC Properties, Inc.	24,195	1,251,607
Parkway Properties, Inc.	135,951	2,274,460
Pennsylvania Real Estate Investment Trust	70,959	1,522,071
PS Business Parks, Inc.	12,419	1,317,408
Sabra Health Care REIT, Inc.	108,771	2,244,490
Saul Centers, Inc.	7,578	467,638
Summit Hotel Properties, Inc.	40,338	534,075
Universal Health Realty Income Trust	7,125	407,408
Urstadt Biddle Properties, Inc. Class A	20,714	513,293

		36,846,515

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.2%
Forestar Group, Inc. (a) (b)	30,989	368,459
RE/MAX Holdings, Inc. Class A (b)	20,211	813,695

		1,182,154

ROAD & RAIL — 1.1%
ArcBest Corp.	39,190	636,837
Celadon Group, Inc.	46,356	378,728
Heartland Express, Inc. (b)	46,841	814,565
Knight Transportation, Inc. (b)	50,529	1,343,061
Marten Transport, Ltd.	37,235	737,253
Roadrunner Transportation Systems, Inc. (a)	49,582	369,882
Saia, Inc. (a)	40,321	1,013,670

		5,293,996

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.9%
Advanced Energy Industries, Inc. (a)	24,852	943,382
Brooks Automation, Inc.	111,961	1,256,202
Cabot Microelectronics Corp.	38,697	1,638,431
Cohu, Inc.	14,385	156,077
Diodes, Inc. (a)	65,057	1,222,421
DSP Group, Inc. (a)	36,294	385,079
Exar Corp. (a)	43,538	350,481
Kulicke & Soffa Industries, Inc. (a)	114,577	1,394,402
MKS Instruments, Inc.	43,743	1,883,574
Nanometrics, Inc. (a)	23,588	490,395
Power Integrations, Inc.	17,615	881,983
Rudolph Technologies, Inc. (a)	16,040	249,101
Semtech Corp. (a)	66,706	1,591,605
Ultratech, Inc. (a)	45,127	1,036,567
Veeco Instruments, Inc. (a) (b)	64,501	1,068,137

		14,547,837

SOFTWARE — 1.7%
Bottomline Technologies de, Inc. (a) (b)	28,895	622,109

Epiq Systems, Inc.	52,294	763,493
Interactive Intelligence Group, Inc. (a) (b)	15,883	651,044
MicroStrategy, Inc. Class A (a)	7,566	1,324,201
Monotype Imaging Holdings, Inc.	26,516	653,089
Progress Software Corp. (a)	33,284	913,979
Qualys, Inc. (a)	11,206	334,051
Rovi Corp. (a)	136,824	2,139,928
Tangoe, Inc. (a) (b)	61,624	475,737
VASCO Data Security International, Inc. (a)	24,075	394,589

		8,272,220

SPECIALTY RETAIL — 5.8%
Asbury Automotive Group, Inc. (a)	19,409	1,023,631
Barnes & Noble Education, Inc. (a)	63,270	642,190
Barnes & Noble, Inc.	99,290	1,126,941
Big 5 Sporting Goods Corp.	30,732	284,886
Buckle, Inc. (b)	47,131	1,224,935
Caleres, Inc.	73,012	1,767,621
Cato Corp. Class A	42,167	1,590,539
Children’s Place, Inc. (b)	31,435	2,520,458
Express, Inc. (a)	114,512	1,661,569
Finish Line, Inc. Class A (b)	68,298	1,378,937
Five Below, Inc. (a) (b)	53,708	2,492,588
Genesco, Inc. (a)	34,891	2,243,840
Group 1 Automotive, Inc.	34,093	1,682,830
Haverty Furniture Cos., Inc.	32,727	590,068
Hibbett Sports, Inc. (a) (b)	36,659	1,275,367
Kirkland’s, Inc. (a)	23,222	340,899
Lumber Liquidators Holdings, Inc. (a) (b)	43,983	678,218
MarineMax, Inc. (a)	17,499	296,958
Outerwall, Inc. (b)	10,478	440,076
Rent-A-Center, Inc.	86,796	1,065,855
Select Comfort Corp. (a)	28,694	613,478
Sonic Automotive, Inc. Class A (b)	46,833	801,313
Stage Stores, Inc. (b)	42,965	209,669
Stein Mart, Inc.	48,847	377,099
Tailored Brands, Inc.	82,165	1,040,209
Vitamin Shoppe, Inc. (a) (b)	39,813	1,217,083
Zumiez, Inc. (a)	30,513	436,641

		29,023,898

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.4%
Electronics For Imaging, Inc. (a) (b)	23,826	1,025,471
Super Micro Computer, Inc. (a)	29,653	736,877

		1,762,348

TEXTILES, APPAREL & LUXURY GOODS — 2.4%
Crocs, Inc. (a) (b)	123,104	1,388,613
G-III Apparel Group, Ltd. (a) (b)	22,609	1,033,684
Iconix Brand Group, Inc. (a) (b)	77,435	523,461
Movado Group, Inc.	26,498	574,477
Oxford Industries, Inc.	9,978	564,954
Perry Ellis International, Inc. (a)	19,790	398,175
Steven Madden, Ltd. (a)	45,124	1,542,338
Tumi Holdings, Inc. (a)	48,144	1,287,371
Unifi, Inc. (a)	24,473	666,400
Vera Bradley, Inc. (a) (b)	32,920	466,476

See accompanying notes to financial statements.

SPDR S&P 600 Small Cap Value ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Wolverine World Wide, Inc.	165,292	$3,358,733

		11,804,682

THRIFTS & MORTGAGE FINANCE — 1.8%
Astoria Financial Corp.	152,102	2,331,724
Dime Community Bancshares, Inc.	49,465	841,400
Northwest Bancshares, Inc. (b)	169,570	2,514,723
Oritani Financial Corp.	19,654	314,267
Provident Financial Services, Inc.	98,762	1,939,686
TrustCo Bank Corp. NY	154,181	988,300

		8,930,100

TOBACCO — 0.4%
Universal Corp. (b)	37,881	2,187,249

TRADING COMPANIES & DISTRIBUTORS — 1.1%
Applied Industrial Technologies, Inc.	64,872	2,928,322
DXP Enterprises, Inc. (a) (b)	21,112	315,202
Kaman Corp.	45,192	1,921,564
Veritiv Corp. (a) (b)	13,191	495,718

		5,660,806

WATER UTILITIES — 0.6%
American States Water Co. (b)	22,568	988,930
California Water Service Group	60,838	2,125,071

		3,114,001

WIRELESS TELECOMMUNICATION SERVICES — 0.1%
Spok Holdings, Inc.	34,124	653,986

TOTAL COMMON STOCKS (Cost $494,515,400)		500,451,082

SHORT-TERM INVESTMENTS — 9.3%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (c) (d)	413,489	413,489
State Street Navigator Securities Lending Prime Portfolio (d) (e)	46,102,334	46,102,334

TOTAL SHORT-TERM INVESTMENTS (Cost $46,515,823)		46,515,823

TOTAL INVESTMENTS — 109.1% (Cost $541,031,223)		546,966,905
LIABILITIES IN EXCESS OF OTHER ASSETS — (9.1)%		(45,599,281)

NET ASSETS — 100.0%		$501,367,624

(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at June 30, 2016.
(c)	The rate shown is the annualized seven-day yield at June 30, 2016.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(e)	Investment of cash collateral for securities loaned.

REIT	= Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Aerospace & Defense	$8,807,836	$—	$—	$8,807,836
Air Freight & Logistics	5,500,043	—	—	5,500,043
Airlines	2,265,664	—	—	2,265,664
Auto Components	4,384,594	—	—	4,384,594
Automobiles	407,563	—	—	407,563
Banks	36,762,075	—	—	36,762,075
Biotechnology	1,493,883	—	—	1,493,883
Building Products	2,239,574	—	—	2,239,574
Capital Markets	3,980,269	—	—	3,980,269
Chemicals	19,786,706	—	—	19,786,706
Commercial Services & Supplies	19,460,950	—	—	19,460,950
Communications Equipment	8,429,444	—	—	8,429,444
Construction & Engineering	2,080,416	—	—	2,080,416
Consumer Finance	8,941,895	—	—	8,941,895
Containers & Packaging	512,381	—	—	512,381
Distributors	1,715,350	—	—	1,715,350
Diversified Consumer Services	4,029,779	—	—	4,029,779
Diversified Telecommunication Services	5,762,966	—	—	5,762,966
Electric Utilities	8,144,201	—	—	8,144,201

See accompanying notes to financial statements.

SPDR S&P 600 Small Cap Value ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Electrical Equipment	$7,204,350	$—	$—	$7,204,350
Electronic Equipment, Instruments & Components	30,019,403	—	—	30,019,403
Energy Equipment & Services	13,799,151	—	—	13,799,151
Food & Staples Retailing	3,477,770	—	—	3,477,770
Food Products	8,264,554	—	—	8,264,554
Gas Utilities	12,478,309	—	—	12,478,309
Health Care Equipment & Supplies	7,659,122	—	—	7,659,122
Health Care Providers & Services	14,102,009	—	—	14,102,009
Health Care Technology	3,209,317	—	—	3,209,317
Hotels, Restaurants & Leisure	13,819,679	—	—	13,819,679
Household Durables	7,001,768	—	—	7,001,768
Household Products	1,563,280	—	—	1,563,280
Insurance	15,657,862	—	—	15,657,862
Internet & Catalog Retail	940,454	—	—	940,454
Internet Software & Services	2,892,388	—	—	2,892,388
IT Services	8,263,144	—	—	8,263,144
Leisure Equipment & Products	911,844	—	—	911,844
Machinery	28,376,682	—	—	28,376,682
Media	5,342,454	—	—	5,342,454
Metals & Mining	7,890,610	—	—	7,890,610
Multi-Utilities	9,724,536	—	—	9,724,536
Multiline Retail	1,407,873	—	—	1,407,873
Oil, Gas & Consumable Fuels	5,653,294	—	—	5,653,294
Paper & Forest Products	7,979,098	—	—	7,979,098
Personal Products	1,056,057	—	—	1,056,057
Pharmaceuticals	2,666,506	—	—	2,666,506
Professional Services	5,104,187	—	—	5,104,187
Real Estate Investment Trusts (REITs)	36,846,515	—	—	36,846,515
Real Estate Management & Development	1,182,154	—	—	1,182,154
Road & Rail	5,293,996	—	—	5,293,996
Semiconductors & Semiconductor Equipment	14,547,837	—	—	14,547,837
Software	8,272,220	—	—	8,272,220
Specialty Retail	29,023,898	—	—	29,023,898
Technology Hardware, Storage & Peripherals	1,762,348	—	—	1,762,348
Textiles, Apparel & Luxury Goods	11,804,682	—	—	11,804,682
Thrifts & Mortgage Finance	8,930,100	—	—	8,930,100
Tobacco	2,187,249	—	—	2,187,249
Trading Companies & Distributors	5,660,806	—	—	5,660,806
Water Utilities	3,114,001	—	—	3,114,001
Wireless Telecommunication Services	653,986	—	—	653,986
Short-Term Investments	46,515,823	—	—	46,515,823

TOTAL INVESTMENTS	$546,966,905	$—	$—	$546,966,905

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	281,041	$281,041	45,206,003	45,073,555	413,489	$413,489	$3,168	$—
State Street Navigator Securities Lending Prime Portfolio	50,447,101	50,447,101	196,195,658	200,540,425	46,102,334	46,102,334	282,390	—

See accompanying notes to financial statements.

SPDR Global Dow ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.5%
AUSTRALIA — 1.2%
BHP Billiton, Ltd.	34,557	$479,886
National Australia Bank, Ltd.	27,840	527,155

		1,007,041

BELGIUM — 0.8%
Anheuser-Busch InBev SA	5,375	702,231

BRAZIL — 1.0%
Petroleo Brasileiro SA Preference Shares (a)	1,500	4,410
Petroleo Brasileiro SA Preference Shares ADR (a)	146,190	849,364

		853,774

CANADA — 1.2%
Potash Corp. of Saskatchewan, Inc. (b)	23,307	376,874
Royal Bank of Canada (b)	10,632	624,969

		1,001,843

CHINA — 4.2%
China Construction Bank Corp. Class H	829,461	547,418
China Mobile, Ltd.	49,021	560,162
China Petroleum & Chemical Corp. Class H	870,744	628,538
Industrial & Commercial Bank of China, Ltd. Class H	954,016	527,553
PetroChina Co., Ltd. Class H	781,431	532,843
Tencent Holdings, Ltd.	35,170	798,334

		3,594,848

DENMARK — 0.8%
Vestas Wind Systems A/S	10,692	722,454

FINLAND — 0.5%
Sampo Oyj Class A	11,551	468,774

FRANCE — 5.3%
Air Liquide SA	4,914	513,493
BNP Paribas SA	9,161	404,603
Carrefour SA	19,009	469,032
Cie de Saint-Gobain	12,607	481,167
Engie SA	33,546	540,758
LVMH Moet Hennessy Louis Vuitton SE	3,459	522,617
Societe Generale SA	12,099	379,181
TOTAL SA (b)	12,873	620,388
Vinci SA	8,858	626,760

		4,557,999

GERMANY — 4.2%
Allianz SE	3,658	519,360
BASF SE	7,276	554,835
Daimler AG	6,972	414,541
Deutsche Bank AG (a)	20,004	273,904
E.ON SE	60,028	601,927
SAP SE	8,868	661,654
Siemens AG	5,990	610,958

		3,637,179

HONG KONG — 0.8%
CLP Holdings, Ltd.	69,334	706,035

INDIA — 1.4%
Infosys, Ltd. ADR	34,240	611,184
Reliance Industries, Ltd.	7,452	107,002
Reliance Industries, Ltd. GDR (c)	18,621	531,630

		1,249,816

ITALY — 0.7%
Assicurazioni Generali SpA	31,242	366,172
UniCredit SpA	90,186	197,379

		563,551

JAPAN — 9.1%
Bridgestone Corp. (b)	16,949	540,075
Canon, Inc. (b)	19,221	545,679
Honda Motor Co., Ltd.	18,675	468,286
Komatsu, Ltd.	34,803	600,292
Mitsubishi Corp.	31,489	548,809
Mitsubishi UFJ Financial Group, Inc.	90,447	401,938
Mitsui & Co., Ltd.	45,051	532,892
Mizuho Financial Group, Inc.	291,941	422,018
Nippon Steel & Sumitomo Metal Corp. (b)	28,400	542,033
Panasonic Corp.	54,344	466,684
Seven & i Holdings Co., Ltd..	13,896	579,869
SoftBank Group Corp.	10,700	603,785
Sony Corp.	21,962	639,657
Takeda Pharmaceutical Co., Ltd. (b)	12,009	517,865
Toyota Motor Corp.	9,774	481,316

		7,891,198

LUXEMBOURG — 0.6%
ArcelorMittal (a)	105,022	477,314

MEXICO — 0.5%
America Movil SAB de CV Series L	691,093	420,292

NETHERLANDS — 0.7%
Royal Dutch Shell PLC Class A	23,127	633,844

PORTUGAL — 0.6%
EDP — Energias de Portugal SA	168,313	514,963

RUSSIA — 0.7%
Gazprom PJSC ADR	140,103	603,844

SOUTH AFRICA — 1.3%
MTN Group, Ltd.	45,076	439,895
Naspers, Ltd. Class N	4,760	728,054

		1,167,949

SOUTH KOREA — 0.9%
Samsung Electronics Co., Ltd.	22	27,217
Samsung Electronics Co., Ltd. GDR	1,175	729,675

		756,892

SPAIN — 1.3%
Banco Bilbao Vizcaya Argentaria SA	64,775	364,414
Banco Santander SA	100,564	383,093
Telefonica SA	43,800	411,660

		1,159,167

SWEDEN — 0.5%
Telefonaktiebolaget LM Ericsson Class B	58,599	444,712

See accompanying notes to financial statements.

SPDR Global Dow ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

SWITZERLAND — 4.1%
ABB, Ltd.	30,963	$607,691
Credit Suisse Group AG	22,369	236,732
Nestle SA	7,869	607,017
Novartis AG	6,027	495,857
Roche Holding AG	2,143	563,357
Syngenta AG	1,666	639,756
UBS Group AG	28,206	363,939

		3,514,349

TAIWAN — 0.9%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	28,934	758,939

UNITED KINGDOM — 6.3%
Anglo American PLC	52,301	508,219
AstraZeneca PLC	8,773	523,878
BAE Systems PLC	83,127	582,291
BP PLC	111,411	652,555
GlaxoSmithKline PLC	29,042	622,921
HSBC Holdings PLC	73,524	457,919
National Grid PLC	42,693	625,509
Rio Tinto PLC	15,776	483,790
Tesco PLC (a)	207,061	484,122
Vodafone Group PLC	167,726	510,428

		5,451,632

UNITED STATES — 49.9%
3M Co. (b)	4,096	717,292
Abbott Laboratories (b)	13,397	526,636
Alcoa, Inc. (b)	59,940	555,644
Alphabet, Inc. Class A (a)	441	310,257
Alphabet, Inc. Class C (a)	442	305,908
Amazon.com, Inc. (a)	1,117	799,348
American Express Co. (b)	7,620	462,991
American International Group, Inc.	9,952	526,361
Amgen, Inc.	3,744	569,650
Apple, Inc.	5,072	484,883
AT&T, Inc. (b)	17,674	763,694
Bank of America Corp.	36,066	478,596
Bank of New York Mellon Corp.	14,597	567,093
Baxter International, Inc. (b)	15,871	717,687
Berkshire Hathaway, Inc. Class B (a) (b)	4,349	629,692
Boeing Co. (b)	4,219	547,922
Carnival Corp. (b)	11,262	497,780
Caterpillar, Inc. (b)	7,971	604,281
Chevron Corp.	7,623	799,119
Cisco Systems, Inc.	22,158	635,713
Coca-Cola Co.	15,062	682,760
Colgate-Palmolive Co.	9,382	686,762
ConocoPhillips	12,063	525,947
CVS Health Corp.	5,661	541,984
Deere & Co.	7,351	595,725
Duke Energy Corp. (b)	8,445	724,497
E.I. du Pont de Nemours & Co. (b)	11,922	772,546
eBay, Inc. (a)	22,065	516,542
Express Scripts Holding Co. (a)	6,838	518,320
Exxon Mobil Corp. (b)	7,890	739,609
Facebook, Inc. Class A (a)	6,229	711,850
FedEx Corp.	3,821	579,951
General Electric Co. (b)	23,155	728,919

Gilead Sciences, Inc.	5,293	441,542
Goldman Sachs Group, Inc.	3,103	461,044
Home Depot, Inc.	4,942	631,044
Honeywell International, Inc.	5,737	667,328
HP, Inc.	43,517	546,138
Intel Corp.	19,606	643,077
International Business Machines Corp. (b)	3,915	594,219
Johnson & Johnson (b)	6,184	750,119
JPMorgan Chase & Co.	9,101	565,536
McDonald’s Corp.	5,894	709,284
Medtronic PLC (b)	8,201	711,601
Merck & Co., Inc.	11,136	641,545
Microsoft Corp.	13,169	673,858
Mondelez International, Inc. Class A	13,522	615,386
Monsanto Co.	6,226	643,831
NextEra Energy, Inc. (b)	6,032	786,573
NIKE, Inc. Class B	10,270	566,904
Pfizer, Inc.	17,599	619,661
Philip Morris International, Inc.	7,196	731,977
Priceline Group, Inc. (a) (b)	434	541,810
Procter & Gamble Co.	8,516	721,050
QUALCOMM, Inc.	10,605	568,110
Schlumberger, Ltd.	7,830	619,196
Southwest Airlines Co.	15,001	588,189
Starbucks Corp.	10,220	583,766
Time Warner, Inc.	8,299	610,308
Travelers Cos., Inc. (b)	5,732	682,337
Twenty-First Century Fox, Inc. Class A	21,898	592,341
Union Pacific Corp.	6,708	585,273
United Parcel Service, Inc. Class B	5,924	638,133
United Technologies Corp.	6,247	640,630
UnitedHealth Group, Inc.	4,856	685,667
Verizon Communications, Inc. (b)	12,657	706,767
Visa, Inc. Class A (b)	8,164	605,524
Wal-Mart Stores, Inc.	8,814	643,598
Walt Disney Co. (b)	5,471	535,173
Wells Fargo & Co. (b)	11,009	521,056
Williams Cos., Inc.	13,443	290,772

		43,186,326

TOTAL COMMON STOCKS (Cost $87,781,864)		86,046,966

SHORT-TERM INVESTMENTS — 11.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.25% (d) (e)	36,193	36,193
State Street Navigator Securities Lending Prime Portfolio (e) (f)	9,855,686	9,855,686

TOTAL SHORT-TERM INVESTMENTS (Cost $9,891,879)		9,891,879

TOTAL INVESTMENTS — 110.9% (Cost $97,673,743)		95,938,845
LIABILITIES IN EXCESS OF OTHER ASSETS — (10.9)%		(9,418,256)

NET ASSETS — 100.0%		$86,520,589

See accompanying notes to financial statements.

SPDR Global Dow ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at June 30, 2016.
(c)	Security purchased pursuant to Rule 144A of the Securities Act of 1933. This security, which represents 0.6% of net assets as of June 30, 2016, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	The rate shown is the annualized seven-day yield at June 30, 2016.
(e)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(f)	Investment of cash collateral for securities loaned.

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Australia	$1,007,041	$—	$—	$1,007,041
Belgium	702,231	—	—	702,231
Brazil	853,774	—	—	853,774
Canada	1,001,843	—	—	1,001,843
China	3,594,848	—	—	3,594,848
Denmark	722,454	—	—	722,454
Finland	468,774	—	—	468,774
France	4,557,999	—	—	4,557,999
Germany	3,637,179	—	—	3,637,179
Hong Kong	706,035	—	—	706,035
India	1,249,816	—	—	1,249,816
Italy	563,551	—	—	563,551
Japan	7,891,198	—	—	7,891,198
Luxembourg	477,314	—	—	477,314
Mexico	420,292	—	—	420,292
Netherlands	633,844	—	—	633,844
Portugal	514,963	—	—	514,963
Russia	603,844	—	—	603,844
South Africa	1,167,949	—	—	1,167,949
South Korea	756,892	—	—	756,892
Spain	1,159,167	—	—	1,159,167
Sweden	444,712	—	—	444,712
Switzerland	3,514,349	—	—	3,514,349
Taiwan.	758,939	—	—	758,939
United Kingdom	5,451,632	—	—	5,451,632
United States	43,186,326	—	—	43,186,326
Short-Term Investments	9,891,879	—	—	9,891,879

TOTAL INVESTMENTS	$95,938,845	$—	$—	$95,938,845

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier	48,777	$48,777	816,966	865,743	—	$—	$36	$—
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	2,690,976	2,654,783	36,193	36,193	147	—
State Street Navigator Securities Lending Prime Portfolio	7,539,152	7,539,152	131,917,277	129,600,743	9,855,686	9,855,686	27,516	—

See accompanying notes to financial statements.

SPDR Dow Jones REIT ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.7%
DIVERSIFIED REITS — 2.7%
Cousins Properties, Inc.	1,145,930	$11,917,672
First Potomac Realty Trust	340,452	3,132,158
Forest City Realty Trust, Inc. Class A	1,262,952	28,176,459
Liberty Property Trust REIT	841,772	33,435,184
PS Business Parks, Inc.	111,922	11,872,686
Washington Real Estate Investment Trust	418,798	13,175,385

		101,709,544

HEALTH CARE REITS — 12.3%
Care Capital Properties, Inc.	481,872	12,629,865
HCP, Inc. REIT	2,687,079	95,068,855
Healthcare Realty Trust, Inc. REIT	603,811	21,127,347
LTC Properties, Inc. (a)	217,644	11,258,724
Senior Housing Properties Trust	1,363,358	28,398,747
Universal Health Realty Income Trust (a)	70,390	4,024,900
Ventas, Inc. REIT	1,944,980	141,633,444
Welltower, Inc. REIT	2,053,409	156,408,164

		470,550,046

HOTEL & RESORT REITS — 5.3%
Apple Hospitality REIT, Inc. (a)	892,412	16,786,270
Ashford Hospitality Prime, Inc. (a)	151,010	2,135,281
Ashford Hospitality Trust, Inc.	477,885	2,566,242
DiamondRock Hospitality Co. (a)	1,153,087	10,412,376
FelCor Lodging Trust, Inc. (a)	734,216	4,574,166
Hersha Hospitality Trust (a)	252,771	4,335,023
Hospitality Properties Trust	870,040	25,057,152
Host Hotels & Resorts, Inc. REIT (a)	4,299,851	69,700,585
LaSalle Hotel Properties (a)	649,096	15,305,684
Pebblebrook Hotel Trust (a)	413,673	10,858,916
RLJ Lodging Trust REIT	716,510	15,369,139
Sunstone Hotel Investors, Inc. REIT	1,249,134	15,077,047
Xenia Hotels & Resorts, Inc. (a)	619,726	10,399,002

		202,576,883

INDUSTRIAL REITS — 6.9%
DCT Industrial Trust, Inc. REIT	508,327	24,420,029
Duke Realty Corp.	1,990,817	53,075,181
EastGroup Properties, Inc. (a)	184,769	12,734,280
First Industrial Realty Trust, Inc. (a)	670,791	18,661,406
Prologis, Inc. REIT	3,021,958	148,196,820
Rexford Industrial Realty, Inc.	377,443	7,960,273

		265,047,989

OFFICE REITS — 14.7%
Alexandria Real Estate Equities, Inc. (a)	425,149	44,011,424
Boston Properties, Inc. REIT	883,593	116,545,917
Brandywine Realty Trust	1,004,718	16,879,262
Columbia Property Trust, Inc.	708,806	15,168,448
Corporate Office Properties Trust	543,432	16,069,284
Douglas Emmett, Inc. (a)	806,067	28,631,500
Equity Commonwealth (b)	720,484	20,987,699
Franklin Street Properties Corp.	511,859	6,280,510
Highwoods Properties, Inc.	559,222	29,526,922

Hudson Pacific Properties, Inc. REIT	511,600	14,928,488
Kilroy Realty Corp. REIT	529,167	35,078,480
Mack-Cali Realty Corp. (a)	514,577	13,893,579
New York REIT, Inc. (a)	956,866	8,851,010
Parkway Properties, Inc.	468,223	7,833,371
Piedmont Office Realty Trust, Inc. Class A	833,103	17,945,039
SL Green Realty Corp. REIT	576,782	61,409,980
Tier REIT, Inc.	279,241	4,280,765
Vornado Realty Trust REIT	1,020,799	102,202,396

		560,524,074

RESIDENTIAL REITS — 19.5%
American Campus Communities, Inc.	750,816	39,695,642
American Homes 4 Rent Class A	1,012,305	20,732,006
Apartment Investment & Management Co. Class A REIT	899,119	39,705,095
AvalonBay Communities, Inc. REIT	788,968	142,321,938
Camden Property Trust (a)	500,762	44,277,376
Colony Starwood Homes (a)	215,601	6,558,582
Education Realty Trust, Inc.	379,306	17,501,179
Equity LifeStyle Properties, Inc.	461,328	36,929,306
Equity Residential REIT	2,102,395	144,812,968
Essex Property Trust, Inc. REIT	376,389	85,850,567
Mid-America Apartment Communities, Inc.	434,628	46,244,419
Monogram Residential Trust, Inc. (a)	957,301	9,774,043
NexPoint Residential Trust, Inc. (a)	123,662	2,250,648
Post Properties, Inc. REIT	307,092	18,747,967
Silver Bay Realty Trust Corp. REIT	203,636	3,467,921
Sun Communities, Inc. REIT	373,391	28,616,686
UDR, Inc. REIT	1,537,193	56,753,166

		744,239,509

RETAIL REITS — 26.3%
Acadia Realty Trust (a)	410,503	14,581,067
Brixmor Property Group, Inc.	1,185,438	31,366,689
CBL & Associates Properties, Inc. (a)	872,660	8,124,465
Cedar Realty Trust, Inc.	440,635	3,273,918
DDR Corp. REIT	1,762,200	31,966,308
Equity One, Inc.	522,107	16,801,403
Federal Realty Investment Trust REIT	407,970	67,539,434
General Growth Properties, Inc. REIT	3,353,310	99,995,704
Kimco Realty Corp. REIT	2,414,434	75,764,939
Kite Realty Group Trust	478,606	13,415,326
Macerich Co. REIT	726,233	62,013,036
Pennsylvania Real Estate Investment Trust	398,835	8,555,011
Ramco-Gershenson Properties Trust (a)	454,843	8,919,471
Regency Centers Corp. (a)	561,762	47,036,332
Retail Opportunity Investments Corp. (a)	577,682	12,518,369

See accompanying notes to financial statements.

SPDR Dow Jones REIT ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Rouse Properties, Inc.	216,488	$3,950,906
Saul Centers, Inc.	65,358	4,033,242
Seritage Growth Properties Class A REIT (a)	84,600	4,216,464
Simon Property Group, Inc. REIT	1,779,450	385,962,705
Tanger Factory Outlet Centers, Inc.	545,671	21,925,061
Taubman Centers, Inc.	346,478	25,708,668
Urban Edge Properties	530,623	15,844,403
Weingarten Realty Investors REIT	662,728	27,052,557
WP Glimcher, Inc. (a)	1,063,871	11,904,716

		1,002,470,194

SPECIALIZED REITS — 12.0%
CubeSmart REIT	1,022,037	31,560,502
Digital Realty Trust, Inc. REIT (a)	844,624	92,055,570
DuPont Fabros Technology, Inc.	427,102	20,304,429
Extra Space Storage, Inc. REIT	720,391	66,664,983
National Storage Affiliates Trust (a)	135,528	2,821,693
Public Storage REIT	847,638	216,647,796
Sovran Self Storage, Inc.	266,905	28,003,673

		458,058,646

TOTAL COMMON STOCKS (Cost $2,952,528,347)		3,805,176,885

SHORT-TERM INVESTMENTS — 5.2%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (c) (d)	8,262,151	8,262,151

State Street Navigator Securities Lending Prime Portfolio (c) (e)	189,464,977	189,464,977

TOTAL SHORT-TERM INVESTMENTS (Cost $197,727,128)		197,727,128

TOTAL INVESTMENTS — 104.9%
(Cost $3,150,255,475)		4,002,904,013
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.9)%		(186,382,650)

NET ASSETS — 100.0%		$3,816,521,363

(a)	All or a portion of the shares of the security are on loan at June 30, 2016.
(b)	Non-income producing security.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at June 30, 2016.
(e)	Investment of cash collateral for securities loaned.

REIT = Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Diversified REITS.	$101,709,544	$—	$—	$101,709,544
Health Care REITS	470,550,046	—	—	470,550,046
Hotel & Resort REITS	202,576,883	—	—	202,576,883
Industrial REITS	265,047,989	—	—	265,047,989
Office REITS	560,524,074	—	—	560,524,074
Residential REITS.	744,239,509	—	—	744,239,509
Retail REITS	1,002,470,194	—	—	1,002,470,194
Specialized REITS	458,058,646	—	—	458,058,646
Short-Term Investments	197,727,128	—	—	197,727,128

TOTAL INVESTMENTS	$4,002,904,013	$—	$—	$4,002,904,013

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	406,920	$406,920	296,157,787	288,302,556	8,262,151	$8,262,151	$22,124	$—
State Street Navigator Securities Lending Prime Portfolio	106,252,337	106,252,337	1,174,993,390	1,091,780,750	189,464,977	189,464,977	341,999	—

See accompanying notes to financial statements.

SPDR S&P Bank ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.8%
ASSET MANAGEMENT & CUSTODY BANKS — 4.9%
Bank of New York Mellon Corp.	1,284,832	$49,915,723
Northern Trust Corp.	746,472	49,461,235

		99,376,958

DIVERSIFIED BANKS — 15.0%
Bank of America Corp.	3,831,232	50,840,449
Citigroup, Inc.	1,207,009	51,165,112
Comerica, Inc.	1,200,164	49,362,745
JPMorgan Chase & Co.	829,992	51,575,703
US Bancorp	1,262,773	50,927,635
Wells Fargo & Co.	1,096,128	51,879,738

		305,751,382

OTHER DIVERSIFIED FINANCIAL SERVICES — 2.1%
Voya Financial, Inc.	1,745,300	43,213,628

REGIONAL BANKS — 72.0%
Associated Banc-Corp	957,643	16,423,577
BancorpSouth, Inc.	602,091	13,661,445
Bank of Hawaii Corp. (a)	220,209	15,150,379
Bank of the Ozarks, Inc. (a)	1,347,545	50,559,888
BankUnited, Inc.	816,093	25,070,377
BB&T Corp.	1,475,108	52,528,596
Cathay General Bancorp	443,088	12,495,082
CIT Group, Inc.	1,619,343	51,673,235
Citizens Financial Group, Inc.	2,359,139	47,135,597
Commerce Bancshares, Inc. (a)	429,882	20,591,348
Cullen/Frost Bankers, Inc. (a)	677,321	43,165,667
East West Bancorp, Inc.	848,745	29,010,104
Fifth Third Bancorp	2,859,437	50,297,497
First Horizon National Corp.	1,813,670	24,992,373
First Niagara Financial Group, Inc.	1,933,768	18,834,900
First Republic Bank	767,487	53,716,415
FirstMerit Corp.	1,329,131	26,941,485
FNB Corp.	1,267,538	15,894,927
Fulton Financial Corp.	915,839	12,363,826
Glacier Bancorp, Inc.	311,189	8,271,404
Hancock Holding Co.	555,964	14,516,220
Home BancShares, Inc.	438,721	8,682,289
Huntington Bancshares, Inc.	5,325,283	47,608,030
IBERIABANK Corp.	266,378	15,910,758
Investors Bancorp, Inc. (a)	3,343,526	37,046,268
KeyCorp	4,325,395	47,795,615
M&T Bank Corp. (a)	450,765	53,293,946
MB Financial, Inc.	291,889	10,589,733
PacWest Bancorp	863,245	34,339,886
People’s United Financial, Inc. (a)	3,374,926	49,476,415
PNC Financial Services Group, Inc.	609,009	49,567,242
Popular, Inc.	455,725	13,352,742
PrivateBancorp, Inc.	624,863	27,512,718
Prosperity Bancshares, Inc. (a)	412,394	21,027,970
Regions Financial Corp.	5,565,777	47,364,762
Signature Bank (b)	403,751	50,436,575
Sterling Bancorp	770,985	12,104,464
SunTrust Banks, Inc.	1,247,323	51,240,029
SVB Financial Group (b)	510,570	48,585,841
Synovus Financial Corp.	993,625	28,805,189
TCF Financial Corp.	1,193,654	15,099,723
Texas Capital Bancshares, Inc. (b)	468,052	21,886,112

UMB Financial Corp. (a)	271,146	14,427,679
Umpqua Holdings Corp.	1,667,736	25,799,876
United Bankshares, Inc. (a)	269,208	10,097,992
Valley National Bancorp (a)	1,868,421	17,040,000
Webster Financial Corp. (a)	685,536	23,273,947
Western Alliance Bancorp (b)	684,607	22,352,419
Wintrust Financial Corp.	278,801	14,218,851
Zions Bancorp	1,893,023	47,571,668

		1,469,803,081

THRIFTS & MORTGAGE FINANCE — 5.8%
MGIC Investment Corp. (a) (b)	5,031,753	29,938,930
New York Community Bancorp, Inc.	3,445,165	51,643,023
Radian Group, Inc.	2,572,849	26,809,087
Washington Federal, Inc.	395,225	9,588,159

		117,979,199

TOTAL COMMON STOCKS (Cost $2,205,059,635)		2,036,124,248

SHORT-TERM INVESTMENTS — 6.5%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (c) (d)	5,252,510	5,252,510
State Street Navigator Securities Lending Prime Portfolio (d) (e)	127,748,999	127,748,999

TOTAL SHORT-TERM INVESTMENTS (Cost $133,001,509)		133,001,509

TOTAL INVESTMENTS — 106.3% (Cost $2,338,061,144)		2,169,125,757
LIABILITIES IN EXCESS OF OTHER ASSETS — (6.3)%		(127,955,068)

NET ASSETS — 100.0%		$2,041,170,689

(a)	All or a portion of the shares of the security are on loan at June 30, 2016.
(b)	Non-income producing security
(c)	The rate shown is the annualized seven-day yield at June 30, 2016.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(e)	Investment of cash collateral for securities loaned

See accompanying notes to financial statements.

SPDR S&P Bank ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Asset Management & Custody Banks	$99,376,958	$—	$—	$99,376,958
Diversified Banks	305,751,382	—	—	305,751,382
Other Diversified Financial Services	43,213,628	—	—	43,213,628
Regional Banks	1,469,803,081	—	—	1,469,803,081
Thrifts & Mortgage Finance	117,979,199	—	—	117,979,199
Short-Term Investments	133,001,509	—	—	133,001,509

TOTAL INVESTMENTS	$2,169,125,757	$—	$—	$2,169,125,757

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	3,685,957	$3,685,957	113,624,218	112,057,665	5,252,510	$5,252,510	$17,725	$—
State Street Navigator Securities Lending Prime Portfolio	291,708,598	291,708,598	864,420,282	1,028,379,881	127,748,999	127,748,999	308,775	—

See accompanying notes to financial statements.

SPDR S&P Capital Markets ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.8%
ASSET MANAGEMENT & CUSTODY BANKS — 57.2%
Affiliated Managers Group, Inc. (a)	16,728	$2,354,801
Ameriprise Financial, Inc.	26,835	2,411,125
Artisan Partners Asset Management, Inc. Class A	57,343	1,587,254
Bank of New York Mellon Corp.	64,761	2,515,965
BlackRock, Inc.	7,684	2,632,000
Cohen & Steers, Inc.	22,387	905,330
Diamond Hill Investment Group, Inc.	1,070	201,609
Eaton Vance Corp. (b)	75,546	2,669,796
Federated Investors, Inc. Class B	86,541	2,490,650
Financial Engines, Inc.	69,932	1,809,141
Franklin Resources, Inc.	79,090	2,639,233
Invesco, Ltd.	93,975	2,400,121
Janus Capital Group, Inc.	184,241	2,564,635
Legg Mason, Inc.	83,054	2,449,262
Northern Trust Corp.	37,591	2,490,780
NorthStar Asset Management Group, Inc.	220,412	2,250,406
SEI Investments Co.	53,670	2,582,064
State Street Corp. (c)	45,119	2,432,816
T Rowe Price Group, Inc.	36,608	2,671,286
Virtus Investment Partners, Inc. (b)	23,348	1,661,911
Waddell & Reed Financial, Inc. Class A (b)	138,218	2,380,114
WisdomTree Investments, Inc. (b)	256,348	2,509,647

		48,609,946

INVESTMENT BANKING & BROKERAGE — 42.6%
BGC Partners, Inc.	182,112	1,586,196
Charles Schwab Corp.	93,883	2,376,179
Cowen Group, Inc. Class A (a) (b)	157,169	465,220
E*TRADE Financial Corp. (a)	103,503	2,431,285
Evercore Partners, Inc. Class A	53,439	2,361,469
Goldman Sachs Group, Inc.	17,824	2,648,290
Greenhill & Co., Inc. (b)	89,995	1,448,919
Interactive Brokers Group, Inc. Class A	68,419	2,422,033
INTL. FCStone, Inc. (a)	15,850	432,547
Investment Technology Group, Inc.	48,743	814,983
KCG Holdings, Inc. Class A (a)	82,246	1,093,872
Lazard, Ltd. Class A	80,845	2,407,564
LPL Financial Holdings, Inc. (b)	107,961	2,432,361

Moelis & Co. Class A (b)	22,803	513,068
Morgan Stanley	104,548	2,716,157
Piper Jaffray Cos. (a)	27,730	1,045,421
PJT Partners, Inc. Class A (b)	29,600	680,800
Raymond James Financial, Inc.	50,508	2,490,044
Stifel Financial Corp. (a)	75,395	2,371,173
TD Ameritrade Holding Corp. (b)	88,668	2,524,821
Virtu Financial, Inc. Class A (b)	53,045	954,810

		36,217,212

TOTAL COMMON STOCKS (Cost $100,609,357)		84,827,158

SHORT-TERM INVESTMENTS — 13.1%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (d) (e)	117,181	117,181

State Street Navigator Securities Lending Prime Portfolio (e) (f)	11,032,773	11,032,773

TOTAL SHORT-TERM INVESTMENTS (Cost $11,149,954)		11,149,954

TOTAL INVESTMENTS — 112.9% (Cost $111,759,311)		95,977,112
LIABILITIES IN EXCESS OF OTHER ASSETS — (12.9)%		(10,979,184)

NET ASSETS — 100.0%		$84,997,928

(a)	Non-income producing security
(b)	All or a portion of the shares of the security are on loan at June 30, 2016.
(c)	The Fund invested in an affiliated entity, State Street Corp. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at June 30, 2016.
(e)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(f)	Investment of cash collateral for securities loaned

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Asset Management & Custody Banks	$48,609,946	$—	$—	$48,609,946
Investment Banking & Brokerage	36,217,212	—	—	36,217,212
Short-Term Investments	11,149,954	—	—	11,149,954

TOTAL INVESTMENTS	$95,977,112	$—	$—	$95,977,112

See accompanying notes to financial statements.

SPDR S&P Capital Markets ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Corp.	59,933	$4,614,841	34,342	49,156	45,119	$2,432,816	$63,539	$(163,593)
State Street Institutional Liquid Reserves Fund, Premier Class	294,861	294,861	3,663,496	3,841,176	117,181	117,181	876	—
State Street Navigator Securities Lending Prime Portfolio	13,268,709	13,268,709	79,088,091	81,324,027	11,032,773	11,032,773	134,414	—

See accompanying notes to financial statements.

SPDR S&P Insurance ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.9%
INSURANCE BROKERS — 12.0%
Aon PLC	132,694	$14,494,165
Arthur J Gallagher & Co.	302,164	14,383,006
Brown & Brown, Inc. (a)	356,429	13,355,395
Marsh & McLennan Cos., Inc.	218,732	14,974,393
Willis Towers Watson PLC	114,267	14,204,531

		71,411,490

LIFE & HEALTH INSURANCE — 22.9%
Aflac, Inc.	210,481	15,188,309
American Equity Investment Life Holding Co. (a)	522,606	7,447,136
CNO Financial Group, Inc.	652,424	11,391,323
Genworth Financial, Inc. Class A (a) (b)	3,446,542	8,892,078
Lincoln National Corp.	337,203	13,073,360
MetLife, Inc.	336,807	13,415,023
Primerica, Inc. (a)	178,985	10,245,101
Principal Financial Group, Inc.	341,641	14,044,862
Prudential Financial, Inc.	197,349	14,078,878
Torchmark Corp.	241,156	14,908,264
Unum Group	417,766	13,280,781

		135,965,115

MULTI-LINE INSURANCE — 11.8%
American Financial Group, Inc.	159,022	11,756,496
American International Group, Inc.	263,922	13,958,835
Assurant, Inc.	171,202	14,776,445
Hartford Financial Services Group, Inc.	331,571	14,715,121
Loews Corp.	364,736	14,987,002

		70,193,899

PROPERTY & CASUALTY INSURANCE — 39.8%
Allied World Assurance Co. Holdings AG	286,111	10,053,941
Allstate Corp.	215,130	15,048,343
AmTrust Financial Services, Inc. (a)	431,653	10,575,499
Arch Capital Group, Ltd. (b)	179,707	12,938,904
Aspen Insurance Holdings, Ltd.	151,971	7,048,415
Assured Guaranty, Ltd.	478,329	12,135,207
Axis Capital Holdings, Ltd.	246,516	13,558,380
Chubb, Ltd.	115,362	15,078,967
Cincinnati Financial Corp.	205,941	15,422,921
First American Financial Corp.	280,298	11,273,586
Hanover Insurance Group, Inc.	128,171	10,845,830
Markel Corp. (b)	15,490	14,758,562

Mercury General Corp. (a)	63,479	3,374,544
Old Republic International Corp.	761,031	14,680,288
ProAssurance Corp.	80,311	4,300,654
Progressive Corp.	444,361	14,886,093
RLI Corp.	101,403	6,974,498
Travelers Cos., Inc.	127,516	15,179,505
WR Berkley Corp.	230,194	13,793,224
XL Group PLC Class A	430,652	14,345,018

		236,272,379

REINSURANCE — 13.4%
Alleghany Corp. (b)	27,661	15,201,932
Endurance Specialty Holdings, Ltd.	151,222	10,156,070
Everest Re Group, Ltd.	80,926	14,782,752
Reinsurance Group of America, Inc.	146,749	14,233,186
RenaissanceRe Holdings, Ltd. (a)	126,276	14,829,853
Validus Holdings, Ltd.	212,659	10,333,101

		79,536,894

TOTAL COMMON STOCKS (Cost $601,856,958)		593,379,777

SHORT-TERM INVESTMENTS — 4.3%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (c) (d)	1,113,237	1,113,237
State Street Navigator Securities Lending Prime Portfolio (d) (e)	24,392,904	24,392,904

TOTAL SHORT-TERM INVESTMENTS (Cost $25,506,141)		25,506,141

TOTAL INVESTMENTS — 104.2% (Cost $627,363,099)		618,885,918
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.2)%		(24,882,900)

NET ASSETS — 100.0%		$594,003,018

(a)	All or a portion of the shares of the security are on loan at June 30, 2016.
(b)	Non-income producing security
(c)	The rate shown is the annualized seven-day yield at June 30, 2016.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(e)	Investment of cash collateral for securities loaned

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Insurance Brokers	$71,411,490	$—	$—	$71,411,490
Life & Health Insurance	135,965,115	—	—	135,965,115

See accompanying notes to financial statements.

SPDR S&P Insurance ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Multi-line Insurance	$70,193,899	$—	$—	$70,193,899
Property & Casualty Insurance	236,272,379	—	—	236,272,379
Reinsurance	79,536,894	—	—	79,536,894
Short-Term Investments	25,506,141	—	—	25,506,141

TOTAL INVESTMENTS	$618,885,918	$—	$—	$618,885,918

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	252,931	$252,931	48,545,344	47,685,038	1,113,237	$1,113,237	$2,757	$—
State Street Navigator Securities Lending Prime Portfolio	14,689,737	14,689,737	154,331,572	144,628,405	24,392,904	24,392,904	40,450	—

See accompanying notes to financial statements.

SPDR S&P Regional Banking ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.7%
REGIONAL BANKS — 99.7%
Ameris Bancorp	132,651	$3,939,735
Associated Banc-Corp (a)	754,661	12,942,436
Banc of California, Inc. (a)	458,069	8,291,049
BancorpSouth, Inc.	474,360	10,763,228
Bank of Hawaii Corp. (a)	173,497	11,936,594
Bank of the Ozarks, Inc. (a)	1,061,810	39,839,111
BankUnited, Inc.	643,064	19,754,926
Banner Corp.	107,608	4,577,644
BB&T Corp.	1,723,371	61,369,241
BBCN Bancorp, Inc.	348,651	5,201,873
Berkshire Hills Bancorp, Inc.	64,561	1,737,982
BOK Financial Corp.	262,291	16,445,646
Boston Private Financial Holdings, Inc.	323,726	3,813,492
Brookline Bancorp, Inc.	187,200	2,064,816
Capital Bank Financial Corp. Class A (a)	72,507	2,088,202
Cardinal Financial Corp.	94,379	2,070,675
Cathay General Bancorp	349,108	9,844,846
CenterState Banks, Inc.	108,048	1,701,756
Central Pacific Financial Corp. (a)	101,704	2,400,214
Chemical Financial Corp.	177,212	6,608,236
CIT Group, Inc.	1,820,943	58,106,291
Citizens Financial Group, Inc.	2,756,165	55,068,177
City Holding Co.	46,359	2,107,944
Columbia Banking System, Inc.	189,577	5,319,531
Commerce Bancshares, Inc. (a)	338,744	16,225,838
Community Bank System, Inc. (a)	106,121	4,360,512
Cullen/Frost Bankers, Inc.	533,732	34,014,740
Customers Bancorp, Inc. (a) (b)	107,340	2,697,454
CVB Financial Corp. (a)	475,878	7,799,641
Eagle Bancorp, Inc. (a) (b)	96,121	4,624,381
East West Bancorp, Inc.	668,841	22,860,985
Fifth Third Bancorp	3,340,799	58,764,654
First BanCorp (a) (b)	443,626	1,761,195
First Citizens BancShares, Inc. Class A	11,714	3,032,872
First Commonwealth Financial Corp. (a)	196,342	1,806,346
First Financial Bancorp	148,305	2,884,532
First Financial Bankshares, Inc.	114,142	3,742,716
First Horizon National Corp.	1,429,110	19,693,136
First Interstate BancSystem, Inc. Class A (a)	77,009	2,163,953
First Midwest Bancorp, Inc.	309,497	5,434,767
First Niagara Financial Group, Inc.	1,523,755	14,841,374
First Republic Bank	616,686	43,161,853
FirstMerit Corp.	1,047,337	21,229,521
FNB Corp. (a)	998,857	12,525,667
Fulton Financial Corp.	721,663	9,742,451
Glacier Bancorp, Inc.	245,146	6,515,981
Great Western Bancorp, Inc.	360,161	11,359,478
Hancock Holding Co.	438,157	11,440,279
Hanmi Financial Corp.	120,417	2,828,595
Hilltop Holdings, Inc. (b)	206,701	4,338,654
Home BancShares, Inc. (a)	345,727	6,841,937
Huntington Bancshares, Inc.	6,221,367	55,619,021

IBERIABANK Corp.	209,866	12,535,296
Independent Bank Corp.	64,779	2,960,400
International Bancshares Corp.	88,779	2,316,244
Investors Bancorp, Inc.	2,634,721	29,192,709
KeyCorp	5,053,365	55,839,683
LegacyTexas Financial Group, Inc.	171,759	4,622,035
M&T Bank Corp.	526,564	62,255,662
MB Financial, Inc.	229,977	8,343,566
National Bank Holdings Corp. Class A	104,130	2,120,087
NBT Bancorp, Inc.	66,592	1,906,529
OFG Bancorp	351,620	2,918,446
Old National Bancorp	792,959	9,935,776
Opus Bank	96,754	3,270,285
Pacific Premier Bancorp, Inc. (b)	70,767	1,698,408
PacWest Bancorp (a)	680,250	27,060,345
People’s United Financial, Inc. (a)	3,234,388	47,416,128
Pinnacle Financial Partners, Inc.	165,898	8,104,117
PNC Financial Services Group, Inc.	711,504	57,909,311
Popular, Inc.	359,149	10,523,066
PrivateBancorp, Inc. (a)	492,347	21,678,038
Prosperity Bancshares, Inc.	324,887	16,565,988
Regions Financial Corp.	6,502,389	55,335,330
Renasant Corp. (a)	99,731	3,224,303
ServisFirst Bancshares, Inc. (a)	92,222	4,554,845
Signature Bank (b)	431,074	53,849,764
Simmons First National Corp. Class A	64,891	2,996,991
South State Corp.	68,165	4,638,628
Southside Bancshares, Inc. (a)	55,717	1,722,754
State Bank Financial Corp. (a)	59,843	1,217,805
Sterling Bancorp (a)	607,633	9,539,838
SunTrust Banks, Inc.	1,457,194	59,861,530
SVB Financial Group (b)	506,950	48,241,362
Synovus Financial Corp.	782,971	22,698,329
Talmer Bancorp, Inc. Class A	239,699	4,595,030
TCF Financial Corp.	940,500	11,897,325
Texas Capital Bancshares, Inc. (b)	368,835	17,246,725
Trustmark Corp.	306,885	7,626,092
UMB Financial Corp. (a)	213,623	11,366,880
Umpqua Holdings Corp.	1,314,127	20,329,545
United Bankshares, Inc. (a)	212,212	7,960,072
United Community Banks, Inc.	377,717	6,908,444
Valley National Bancorp	1,472,304	13,427,413
Webster Financial Corp.	540,167	18,338,670
Westamerica Bancorporation (a)	120,218	5,921,939
Western Alliance Bancorp (b)	539,442	17,612,781
Wilshire Bancorp, Inc.	207,743	2,164,682
Wintrust Financial Corp.	219,780	11,208,780
Zions Bancorp (a)	2,202,595	55,351,212

TOTAL COMMON STOCKS (Cost $1,771,348,381)		1,609,315,366

See accompanying notes to financial statements.

SPDR S&P Regional Banking ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

SHORT-TERM INVESTMENTS — 4.0%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (c) (d)	3,291,452	$3,291,452
State Street Navigator Securities Lending Prime Portfolio (d) (e)	61,790,990	61,790,990

TOTAL SHORT-TERM INVESTMENTS (Cost $65,082,442)		65,082,442

TOTAL INVESTMENTS — 103.7% (Cost $1,836,430,823)		1,674,397,808
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.7)%		(59,364,901)

NET ASSETS — 100.0%		$1,615,032,907

(a)	All or a portion of the shares of the security are on loan at June 30, 2016.
(b)	Non-income producing security
(c)	The rate shown is the annualized seven-day yield at June 30, 2016.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(e)	Investment of cash collateral for securities loaned

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Regional Banks	$1,609,315,366	$—	$—	$1,609,315,366
Short-Term Investments	65,082,442	—	—	65,082,442

TOTAL INVESTMENTS	$1,674,397,808	$—	$—	$1,674,397,808

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	310,780	$310,780	93,968,046	90,987,374	3,291,452	$3,291,452	$17,271	$—
State Street Navigator Securities Lending Prime Portfolio	168,660,710	168,660,710	703,287,575	810,157,295	61,790,990	61,790,990	720,295	—

See accompanying notes to financial statements.

SPDR Morgan Stanley Technology ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.8%
AUTOMOBILES — 2.6%
Tesla Motors, Inc. (a) (b)	59,436	$12,617,074

COMMUNICATIONS EQUIPMENT — 15.7%
Arista Networks, Inc.	194,892	12,547,147
Cisco Systems, Inc.	521,133	14,951,306
F5 Networks, Inc.	140,281	15,969,589
Juniper Networks, Inc.	477,447	10,737,783
Motorola Solutions, Inc.	202,650	13,368,820
Palo Alto Networks, Inc. (b)	74,831	9,177,274

		76,751,919

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.2%
Corning, Inc.	760,800	15,581,184

INTERNET & CATALOG RETAIL — 7.9%
Amazon.com, Inc. (a)	20,655	14,781,131
Netflix, Inc. (a) (b)	116,061	10,617,260
Priceline Group, Inc. (a)	10,646	13,290,573

		38,688,964

INTERNET SOFTWARE & SERVICES — 15.7%
Alibaba Group Holding, Ltd. (b)	165,708	13,178,757
Alphabet, Inc. Class A	18,058	12,704,345
Alphabet, Inc. Class C	18,545	12,834,995
eBay, Inc. (a)	498,693	11,674,403
Facebook, Inc. Class A (a)	131,639	15,043,705
LinkedIn Corp. Class A (a)	60,620	11,472,335

		76,908,540

IT SERVICES — 11.6%
Accenture PLC Class A	134,304	15,215,300
Automatic Data Processing, Inc.	164,177	15,082,941
Cognizant Technology Solutions Corp. Class A	232,681	13,318,661
Visa, Inc. Class A (b)	179,448	13,309,658

		56,926,560

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 15.9%
Applied Materials, Inc.	756,517	18,133,712
Broadcom, Ltd.	97,708	15,183,823
Intel Corp.	404,346	13,262,549
Lam Research Corp.	188,447	15,840,855
QUALCOMM, Inc.	288,731	15,467,320

		77,888,259

SOFTWARE — 19.2%
Microsoft Corp.	253,025	12,947,289
Oracle Corp.	376,764	15,420,951
salesforce.com, Inc. (a)	177,576	14,101,310
SAP SE (b)	175,315	13,152,131
ServiceNow, Inc. (a)	159,626	10,599,167
Splunk, Inc. (a) (b)	255,076	13,820,018
VMware, Inc. Class A (a) (b)	240,860	13,782,009

		93,822,875

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 8.0%
Apple, Inc.	129,187	12,350,277
EMC Corp.	540,153	14,675,957
NetApp, Inc.	496,156	12,200,476

		39,226,710

TOTAL COMMON STOCKS (Cost $433,895,704)		488,412,085

SHORT-TERM INVESTMENTS — 7.2%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (c) (d)	927,485	927,485
State Street Navigator Securities Lending Prime Portfolio (c) (e)	34,544,012	34,544,012

TOTAL SHORT-TERM INVESTMENTS (Cost $35,471,497)		35,471,497

TOTAL INVESTMENTS — 107.0% (Cost $469,367,201)		523,883,582
LIABILITIES IN EXCESS OF OTHER ASSETS — (7.0)%		(34,406,617)

NET ASSETS — 100.0%		$489,476,965

(a)	Non-income producing security
(b)	All or a portion of the shares of the security are on loan at June 30, 2016.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at June 30, 2016.
(e)	Investment of cash collateral for securities loaned

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Automobiles	$12,617,074	$—	$—	$12,617,074
Communications Equipment	76,751,919	—	—	76,751,919
Electronic Equipment, Instruments & Components	15,581,184	—	—	15,581,184

See accompanying notes to financial statements.

SPDR Morgan Stanley Technology ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Internet & Catalog Retail	$38,688,964	$—	$—	$38,688,964
Internet Software & Services	76,908,540	—	—	76,908,540
IT Services	56,926,560	—	—	56,926,560
Semiconductors & Semiconductor Equipment	77,888,259	—	—	77,888,259
Software	93,822,875	—	—	93,822,875
Technology Hardware, Storage & Peripherals	39,226,710	—	—	39,226,710
Short-Term Investments	35,471,497	—	—	35,471,497

TOTAL INVESTMENTS	$523,883,582	$—	$—	$523,883,582

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	229,813	$229,813	8,931,464	8,233,792	927,485	$927,485	$3,264	$—
State Street Navigator Securities Lending Prime Portfolio	29,192,987	29,192,987	400,246,967	394,895,942	34,544,012	34,544,012	271,193	—

See accompanying notes to financial statements.

SPDR S&P Dividend ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.8%
AEROSPACE & DEFENSE — 1.8%
General Dynamics Corp.	884,451	$123,150,957
United Technologies Corp.	1,275,240	130,775,862

		253,926,819

AIR FREIGHT & LOGISTICS — 0.6%
Expeditors International of Washington, Inc.	1,588,304	77,890,428

BANKS — 4.3%
Commerce Bancshares, Inc. (a)	2,236,270	107,117,333
Cullen/Frost Bankers, Inc. (a) (b)	3,286,079	209,421,815
People’s United Financial, Inc. (a)	13,777,094	201,972,198
United Bankshares, Inc. (a)	2,281,589	85,582,403

		604,093,749

BEVERAGES — 2.8%
Brown-Forman Corp. Class B (a)	780,572	77,869,863
Coca-Cola Co.	3,571,179	161,881,544
PepsiCo, Inc.	1,417,084	150,125,879

		389,877,286

BIOTECHNOLOGY — 1.5%
AbbVie, Inc.	3,425,143	212,050,603

BUILDING PRODUCTS — 0.5%
AO Smith Corp.	825,181	72,706,698

CAPITAL MARKETS — 3.2%
Eaton Vance Corp. (a)	4,641,283	164,022,941
Franklin Resources, Inc.	2,389,416	79,734,812
SEI Investments Co.	1,299,200	62,504,512
T Rowe Price Group, Inc.	1,997,577	145,763,194

		452,025,459

CHEMICALS — 5.8%
Air Products & Chemicals, Inc.	849,654	120,684,854
Albemarle Corp. (a)	1,518,466	120,429,538
Ecolab, Inc.	569,643	67,559,660
HB Fuller Co.	1,431,868	62,987,873
PPG Industries, Inc.	601,374	62,633,102
Praxair, Inc.	1,155,003	129,810,787
RPM International, Inc.	2,388,683	119,314,716
Sherwin-Williams Co.	208,183	61,137,102
Valspar Corp.	608,827	65,771,581

		810,329,213

COMMERCIAL SERVICES & SUPPLIES — 0.5%
Cintas Corp. (a)	686,909	67,406,380

CONTAINERS & PACKAGING — 2.5%
AptarGroup, Inc. (a)	1,012,374	80,109,155
Bemis Co., Inc.	2,242,601	115,471,525
Sonoco Products Co. (a)	3,200,372	158,930,474

		354,511,154

DISTRIBUTORS — 1.0%
Genuine Parts Co. (a)	1,441,411	145,942,864

DIVERSIFIED FINANCIAL SERVICES — 0.6%
S&P Global, Inc.	741,792	79,564,610

DIVERSIFIED TELECOMMUNICATION SERVICES — 2.1%
AT&T, Inc.	6,786,088	293,226,862

ELECTRIC UTILITIES — 1.3%
NextEra Energy, Inc.	1,354,232	176,591,853

ELECTRICAL EQUIPMENT — 1.2%
Emerson Electric Co.	3,319,874	173,164,628

FOOD & STAPLES RETAILING — 3.0%
Sysco Corp.	3,055,524	155,037,288
Wal-Mart Stores, Inc.	2,239,620	163,537,052
Walgreens Boots Alliance, Inc.	1,124,227	93,614,382

		412,188,722

FOOD PRODUCTS — 3.4%
Archer-Daniels-Midland Co.	4,396,405	188,561,810
Hormel Foods Corp. (a)	1,877,246	68,707,204
Lancaster Colony Corp. (a)	867,588	110,712,905
McCormick & Co., Inc.	993,144	105,938,670

		473,920,589

GAS UTILITIES — 7.5%
Atmos Energy Corp.	1,672,116	135,976,473
National Fuel Gas Co. (a)	3,150,699	179,211,759
New Jersey Resources Corp. (a)	3,949,058	152,236,186
Piedmont Natural Gas Co., Inc.	2,006,736	120,644,968
Questar Corp. (a)	7,477,724	189,709,858
UGI Corp.	2,985,764	135,105,821
WGL Holdings, Inc. (a)	1,886,307	133,531,673

		1,046,416,738

HEALTH CARE EQUIPMENT & SUPPLIES — 2.8%
Abbott Laboratories	2,972,710	116,857,230
Becton Dickinson and Co.	573,210	97,210,684
C.R. Bard, Inc.	120,492	28,334,899
Medtronic PLC	1,352,281	117,337,422
West Pharmaceutical Services, Inc.	504,727	38,298,685

		398,038,920

HEALTH CARE PROVIDERS & SERVICES — 0.6%
Cardinal Health, Inc.	1,145,480	89,358,895

HOTELS, RESTAURANTS & LEISURE — 1.0%
McDonald’s Corp.	1,189,607	143,157,306

HOUSEHOLD DURABLES — 1.1%
Leggett & Platt, Inc. (a)	2,924,567	149,474,619

HOUSEHOLD PRODUCTS — 4.3%
Clorox Co.	1,051,578	145,527,880
Colgate-Palmolive Co.	1,685,236	123,359,275
Kimberly-Clark Corp.	1,136,505	156,246,707
Procter & Gamble Co.	2,097,441	177,590,330

		602,724,192

INDUSTRIAL CONGLOMERATES — 1.8%
3M Co.	832,732	145,828,028
Carlisle Cos., Inc.	631,863	66,775,282
Roper Technologies, Inc.	193,900	33,071,584

		245,674,894

INSURANCE — 6.7%
Aflac, Inc.	2,015,557	145,442,593
Brown & Brown, Inc. (a)	2,079,503	77,918,977
Chubb, Ltd.	993,702	129,886,788
Cincinnati Financial Corp.	2,397,178	179,524,661
Mercury General Corp. (a)	1,123,907	59,746,896

See accompanying notes to financial statements.

SPDR S&P Dividend ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Old Republic International Corp.	11,855,408	$228,690,820
RenaissanceRe Holdings, Ltd. (a)	471,384	55,359,337
RLI Corp. (a)	956,934	65,817,921

		942,387,993

IT SERVICES — 2.2%
Automatic Data Processing, Inc.	1,389,288	127,633,889
International Business Machines Corp. (a)	1,218,572	184,954,858

		312,588,747

LEISURE EQUIPMENT & PRODUCTS — 0.7%
Polaris Industries, Inc. (a)	1,170,934	95,735,564

MACHINERY — 7.7%
Caterpillar, Inc. (a)	2,708,048	205,297,119
CLARCOR, Inc. (a)	1,363,033	82,913,297
Donaldson Co., Inc. (a)	3,400,448	116,839,393
Dover Corp.	2,043,723	141,670,878
Illinois Tool Works, Inc.	1,081,500	112,649,040
Lincoln Electric Holdings, Inc. (a)	1,830,622	108,153,148
Nordson Corp. (a)	842,312	70,425,706
Pentair PLC (a)	2,238,457	130,479,659
Stanley Black & Decker, Inc.	986,917	109,764,909

		1,078,193,149

MEDIA — 0.6%
John Wiley & Sons, Inc. Class A	1,597,847	83,375,656

METALS & MINING — 1.2%
Nucor Corp.	3,373,237	166,671,640

MULTI-UTILITIES — 5.1%
Black Hills Corp. (a) (b)	2,594,408	163,551,480
Consolidated Edison, Inc.	2,575,463	207,170,244
MDU Resources Group, Inc. (a)	8,168,379	196,041,096
Vectren Corp.	2,843,833	149,784,684

		716,547,504

MULTILINE RETAIL — 0.9%
Target Corp.	1,742,818	121,683,553

OIL, GAS & CONSUMABLE FUELS — 3.1%
Chevron Corp.	2,318,064	243,002,649
Exxon Mobil Corp.	2,103,485	197,180,684

		440,183,333

PHARMACEUTICALS — 1.1%
Johnson & Johnson	1,289,593	156,427,631

REAL ESTATE INVESTMENT TRUSTS (REITS) — 9.5%
Essex Property Trust, Inc. REIT	642,565	146,562,651
Federal Realty Investment Trust REIT	841,940	139,383,167
HCP, Inc. REIT	11,021,273	389,932,639
National Retail Properties, Inc.	4,512,361	233,379,311
Realty Income Corp. REIT (a)	3,391,317	235,221,747
Tanger Factory Outlet Centers, Inc. (a)	4,586,454	184,283,721

		1,328,763,236

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.1%
Linear Technology Corp. (a)	3,264,269	151,886,437

SOFTWARE — 0.5%
CDK Global, Inc. (a)	1,284,506	71,277,238

SPECIALTY RETAIL — 0.9%
Lowe’s Cos., Inc.	1,024,598	81,117,424
Ross Stores, Inc.	868,103	49,212,759

		130,330,183

TEXTILES,APPAREL & LUXURY GOODS — 0.8%
VF Corp. (a)	1,880,058	115,604,766

TRADING COMPANIES & DISTRIBUTORS — 0.8%
W.W. Grainger, Inc. (a)	461,215	104,811,109

WATER UTILITIES — 1.0%
Aqua America, Inc. (a)	3,825,238	136,407,987

WIRELESS TELECOMMUNICATION SERVICES — 0.7%
Telephone & Data Systems, Inc.	3,468,032	102,861,829

TOTAL COMMON STOCKS (Cost $10,692,060,272)		13,980,001,036

SHORT-TERM INVESTMENTS — 4.3%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (c) (d)	11,738,494	11,738,494
State Street Navigator Securities Lending Prime Portfolio (d) (e)	591,373,476	591,373,476

TOTAL SHORT-TERM INVESTMENTS (Cost $603,111,970)		603,111,970

TOTAL INVESTMENTS — 104.1% (Cost $11,295,172,242)		14,583,113,006
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.1)%		(573,551,766)

NET ASSETS — 100.0%		$14,009,561,240

(a)	All or a portion of the shares of the security are on loan at June 30, 2016.
(b)	These securities are affiliated investments as a result of the Fund owning 5% or more of the entity’s outstanding shares. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(c)	The rate shown is the annualized seven-day yield at June 30, 2016.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(e)	Investment of cash collateral for securities loaned.

REIT = Real Estate Investment Trust

See accompanying notes to financial statements.

SPDR S&P Dividend ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Aerospace & Defense	$253,926,819	$—	$—	$253,926,819
Air Freight & Logistics	77,890,428	—	—	77,890,428
Banks	604,093,749	—	—	604,093,749
Beverages	389,877,286	—	—	389,877,286
Biotechnology	212,050,603	—	—	212,050,603
Building Products	72,706,698	—	—	72,706,698
Capital Markets	452,025,459	—	—	452,025,459
Chemicals	810,329,213	—	—	810,329,213
Commercial Services & Supplies	67,406,380	—	—	67,406,380
Containers & Packaging	354,511,154	—	—	354,511,154
Distributors	145,942,864	—	—	145,942,864
Diversified Financial Services	79,564,610	—	—	79,564,610
Diversified Telecommunication Services	293,226,862	—	—	293,226,862
Electric Utilities	176,591,853	—	—	176,591,853
Electrical Equipment	173,164,628	—	—	173,164,628
Food & Staples Retailing	412,188,722	—	—	412,188,722
Food Products	473,920,589	—	—	473,920,589
Gas Utilities	1,046,416,738	—	—	1,046,416,738
Health Care Equipment & Supplies	398,038,920	—	—	398,038,920
Health Care Providers & Services	89,358,895	—	—	89,358,895
Hotels, Restaurants & Leisure	143,157,306	—	—	143,157,306
Household Durables	149,474,619	—	—	149,474,619
Household Products	602,724,192	—	—	602,724,192
Industrial Conglomerates	245,674,894	—	—	245,674,894
Insurance	942,387,993	—	—	942,387,993
IT Services	312,588,747	—	—	312,588,747
Leisure Equipment & Products	95,735,564	—	—	95,735,564
Machinery	1,078,193,149	—	—	1,078,193,149
Media	83,375,656	—	—	83,375,656
Metals & Mining	166,671,640	—	—	166,671,640
Multi-Utilities	716,547,504	—	—	716,547,504
Multiline Retail	121,683,553	—	—	121,683,553
Oil, Gas & Consumable Fuels	440,183,333	—	—	440,183,333
Pharmaceuticals	156,427,631	—	—	156,427,631
Real Estate Investment Trusts (REITs)	1,328,763,236	—	—	1,328,763,236
Semiconductors & Semiconductor Equipment	151,886,437	—	—	151,886,437
Software	71,277,238	—	—	71,277,238
Specialty Retail	130,330,183	—	—	130,330,183
Textiles, Apparel & Luxury Goods	115,604,766	—	—	115,604,766
Trading Companies & Distributors	104,811,109	—	—	104,811,109
Water Utilities	136,407,987	—	—	136,407,987
Wireless Telecommunication Services	102,861,829	—	—	102,861,829
Short-Term Investments	603,111,970	—	—	603,111,970

TOTAL INVESTMENTS	$14,583,113,006	$—	$—	$14,583,113,006

See accompanying notes to financial statements.

SPDR S&P Dividend ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
Black Hills Corp.	1,574,420	$68,723,433	2,182,272	1,162,284	2,594,408	$163,551,480	$3,701,421	$2,681,507
Cullen/Frost Bankers, Inc.	2,476,166	194,577,124	1,861,022	1,051,109	3,286,079	209,421,815	6,035,759	(2,487,839)
State Street Institutional Liquid Reserves Fund, Premier Class	9,430,388	9,430,388	1,001,601,017	999,292,911	11,738,494	11,738,494	114,161	—
State Street Navigator Securities Lending Prime Portfolio	613,355,632	613,355,632	4,476,989,949	4,498,972,105	591,373,476	591,373,476	1,225,024	—

See accompanying notes to financial statements.

SPDR S&P Aerospace & Defense ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.8%
AEROSPACE & DEFENSE — 99.8%
AAR Corp.	53,927	$1,258,656
Aerojet Rocketdyne Holdings, Inc. (a) (b)	71,756	1,311,700
Aerovironment, Inc. (a)	33,791	939,390
Astronics Corp. (a)	51,067	1,698,488
B/E Aerospace, Inc. (b)	155,160	7,164,513
Boeing Co.	58,481	7,594,927
BWX Technologies, Inc.	187,819	6,718,286
Cubic Corp.	51,396	2,064,063
Curtiss-Wright Corp.	75,157	6,331,977
DigitalGlobe, Inc. (a) (b)	175,924	3,763,014
Engility Holdings, Inc. (a)	46,122	974,097
Esterline Technologies Corp. (a)	94,804	5,881,640
General Dynamics Corp.	54,181	7,544,162
HEICO Corp.	49,984	3,339,431
Hexcel Corp. (b)	172,797	7,195,267
Honeywell International, Inc.	65,754	7,648,505
Huntington Ingalls Industries, Inc.	47,012	7,899,426
KLX, Inc. (a)	99,000	3,069,000
L-3 Communications Holdings, Inc.	52,400	7,686,556
Lockheed Martin Corp.	31,834	7,900,244
Mercury Systems, Inc. (a)	73,052	1,816,073
Moog, Inc. Class A (a)	60,471	3,260,596
National Presto Industries, Inc.	9,804	925,007
Northrop Grumman Corp.	35,244	7,834,036
Orbital ATK, Inc.	85,766	7,302,117
Raytheon Co.	56,086	7,624,892
Rockwell Collins, Inc.	86,097	7,330,299
Spirit AeroSystems Holdings, Inc. (a)	168,265	7,235,395
TASER International, Inc. (a) (b)	253,701	6,312,081
Teledyne Technologies, Inc. (a)	48,343	4,788,374

Textron, Inc.	197,805	7,231,751
TransDigm Group, Inc. (a) (b)	29,408	7,754,596
Triumph Group, Inc. (b)	171,591	6,091,481
United Technologies Corp.	75,150	7,706,633

TOTAL COMMON STOCKS (Cost $173,286,581)		181,196,673

SHORT-TERM INVESTMENTS — 8.0%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (c) (d)	290,471	290,471
State Street Navigator Securities Lending Prime Portfolio (d) (e)	14,250,595	14,250,595

TOTAL SHORT-TERM INVESTMENTS (Cost $14,541,066)		14,541,066

TOTAL INVESTMENTS — 107.8% (Cost $187,827,647)		195,737,739
LIABILITIES IN EXCESS OF OTHER ASSETS — (7.8)%		(14,240,368)

NET ASSETS — 100.0%		$181,497,371

(a)	Non-income producing security
(b)	All or a portion of the shares of the security are on loan at June 30, 2016.
(c)	The rate shown is the annualized seven-day yield at June 30, 2016.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(e)	Investment of cash collateral for securities loaned

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Aerospace & Defense	$181,196,673	$—	$—	$181,196,673
Short-Term Investments	14,541,066	—	—	14,541,066

TOTAL INVESTMENTS	$195,737,739	$—	$—	$195,737,739

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	123,767	$123,767	10,631,977	10,465,273	290,471	$290,471	$685	$—
State Street Navigator Securities Lending Prime Portfolio	25,366,047	25,366,047	179,223,118	190,338,570	14,250,595	14,250,595	32,567	—

See accompanying notes to financial statements.

SPDR S&P Biotech ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.9%
BIOTECHNOLOGY — 99.9%
AbbVie, Inc.	772,001	$47,794,582
ACADIA Pharmaceuticals, Inc. (a) (b)	1,189,024	38,595,719
Acceleron Pharma, Inc. (a) (b)	281,486	9,564,894
Achillion Pharmaceuticals, Inc. (a) (b)	1,126,293	8,785,085
Acorda Therapeutics, Inc. (a)	643,446	16,411,090
Agios Pharmaceuticals, Inc. (a) (b)	558,546	23,400,285
Alder Biopharmaceuticals, Inc. (a) (b)	551,794	13,778,296
Alexion Pharmaceuticals, Inc. (a)	347,198	40,538,839
Alkermes PLC (a)	1,104,087	47,718,640
Alnylam Pharmaceuticals, Inc. (a) (b)	745,408	41,362,690
AMAG Pharmaceuticals, Inc. (a) (b)	1,150,880	27,529,050
Amgen, Inc.	304,247	46,291,181
Amicus Therapeutics, Inc. (a)	2,497,625	13,637,033
Arena Pharmaceuticals, Inc. (a)	1,534,131	2,623,364
ARIAD Pharmaceuticals, Inc. (a)	2,602,417	19,231,862
Array BioPharma, Inc. (a) (b)	1,227,946	4,371,488
Biogen, Inc. (a)	191,293	46,258,473
BioMarin Pharmaceutical, Inc. (a)	580,598	45,170,524
Bluebird Bio, Inc. (a) (b)	1,042,286	45,120,561
Celgene Corp. (a)	457,606	45,133,680
Celldex Therapeutics, Inc. (a) (b)	3,359,503	14,748,218
Cepheid (a)	754,568	23,202,966
Clovis Oncology, Inc. (a) (b)	1,098,067	15,065,479
Dynavax Technologies Corp. (a) (b)	906,940	13,223,185
Eagle Pharmaceuticals, Inc. (a) (b)	304,361	11,806,163
Emergent BioSolutions, Inc. (a)	357,891	10,063,895
Enanta Pharmaceuticals, Inc. (a)	322,847	7,118,776
Epizyme, Inc. (a)	275,922	2,825,441
Exact Sciences Corp. (a) (b)	1,431,643	17,537,627
Exelixis, Inc. (a) (b)	2,543,605	19,865,555
FibroGen, Inc. (a) (b)	476,055	7,812,063
Five Prime Therapeutics, Inc. (a)	557,306	23,044,603
Genomic Health, Inc. (a)	183,128	4,742,100
Geron Corp. (a) (b)	2,033,836	5,450,680
Gilead Sciences, Inc.	557,614	46,516,160
Halozyme Therapeutics, Inc. (a)	1,819,427	15,701,655
Heron Therapeutics, Inc. (a) (b)	513,184	9,262,971
ImmunoGen, Inc. (a) (b)	1,587,256	4,888,748
Immunomedics, Inc. (a) (b)	900,328	2,088,761
Incyte Corp. (a)	585,680	46,842,686
Inovio Pharmaceuticals, Inc. (a) (b)	1,369,813	12,657,072
Insmed, Inc. (a) (b)	378,568	3,732,680
Insys Therapeutics, Inc. (a) (b)	619,490	8,016,201
Intercept Pharmaceuticals, Inc. (a) (b)	312,608	44,602,909
Intrexon Corp. (a) (b)	1,863,490	45,860,489
Ionis Pharmaceuticals, Inc. (a) (b)	2,165,101	50,425,202
Ironwood Pharmaceuticals, Inc. (a) (b)	1,046,233	13,679,497
Juno Therapeutics, Inc. (a)	865,987	33,288,540
Keryx Biopharmaceuticals, Inc. (a) (b)	1,044,739	6,916,172
Kite Pharma, Inc. (a) (b)	737,386	36,869,300
Lexicon Pharmaceuticals, Inc. (a) (b)	563,547	8,086,899
Ligand Pharmaceuticals, Inc. (a)	374,718	44,692,616
MacroGenics, Inc. (a)	205,039	5,534,003
Medivation, Inc. (a)	784,718	47,318,495
Merrimack Pharmaceuticals, Inc. (a)	2,094,699	11,290,428
MiMedx Group, Inc. (a) (b)	863,219	6,888,488
Momenta Pharmaceuticals, Inc. (a)	414,479	4,476,373
Myriad Genetics, Inc. (a) (b)	880,844	26,953,826
Neurocrine Biosciences, Inc. (a)	869,484	39,518,048
Novavax, Inc. (a) (b)	4,214,039	30,636,064
Ophthotech Corp. (a)	354,520	18,091,156
OPKO Health, Inc. (a) (b)	3,598,403	33,609,084
Portola Pharmaceuticals, Inc. (a)	689,598	16,274,513
Progenics Pharmaceuticals, Inc. (a) (b)	851,493	3,593,300
Prothena Corp. PLC (a)	371,612	12,991,556
Puma Biotechnology, Inc. (a)	615,213	18,327,195
Radius Health, Inc. (a) (b)	708,894	26,051,855
Raptor Pharmaceutical Corp. (a)	594,189	3,190,795
Regeneron Pharmaceuticals, Inc. (a)	126,659	44,233,123
Repligen Corp. (a)	304,718	8,337,084
Retrophin, Inc. (a) (b)	416,834	7,423,814
Sage Therapeutics, Inc. (a) (b)	500,410	15,077,353
Sangamo BioSciences, Inc. (a) (b)	774,364	4,483,568
Sarepta Therapeutics, Inc. (a) (b)	2,360,316	45,011,226
Seattle Genetics, Inc. (a) (b)	839,712	33,932,762
Spark Therapeutics, Inc. (a)	197,125	10,079,001
Spectrum Pharmaceuticals, Inc. (a)	664,187	4,363,709
Synergy Pharmaceuticals, Inc. (a) (b)	2,422,144	9,204,147
TESARO, Inc. (a) (b)	609,881	51,260,498
Ultragenyx Pharmaceutical, Inc. (a) (b)	589,907	28,852,351
United Therapeutics Corp. (a) (b)	422,869	44,790,285
Vanda Pharmaceuticals, Inc. (a)	382,001	4,274,591
Vertex Pharmaceuticals, Inc. (a)	514,670	44,271,913
Xencor, Inc. (a)	156,638	2,974,556
ZIOPHARM Oncology, Inc. (a) (b)	2,683,469	14,732,245

TOTAL COMMON STOCKS (Cost $2,330,597,236)		1,872,000,050

RIGHTS — 0.1%
BIOTECHNOLOGY — 0.1%
Dyax Corp (CVR) (a) (c) (Cost $954,377)	859,799	954,377

SHORT-TERM INVESTMENT — 22.3%
State Street Navigator Securities Lending Prime Portfolio (d) (e) (Cost $418,684,146)	418,684,146	418,684,146

TOTAL INVESTMENTS — 122.3% (Cost $2,750,235,759)		2,291,638,573
LIABILITIES IN EXCESS OF OTHER ASSETS — (22.3)%		(417,805,816)

NET ASSETS — 100.0%		$1,873,832,757

(a)	Non-income producing security
(b)	All or a portion of the shares of the security are on loan at June 30, 2016.
(c)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. As of June 30, 2016, total aggregate fair value of securities is $954,377, representing 0.1% of net assets.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(e)	Investment of cash collateral for securities loaned

CVR = Contingent Value Rights

See accompanying notes to financial statements.

SPDR S&P Biotech ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Biotechnology	$1,872,000,050	$—	$—	$1,872,000,050
Rights
Biotechnology	—	954,377	—	954,377
Short-Term Investment	418,684,146	—	—	418,684,146

TOTAL INVESTMENTS	$2,290,684,196	$954,377	$—	$2,291,638,573

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	1,311,997	$1,311,997	103,222,320	104,534,317	—	$—	$6,753	$—
State Street Navigator Securities Lending Prime Portfolio	578,504,604	578,504,604	1,792,403,237	1,952,223,695	418,684,146	418,684,146	14,638,970	—

See accompanying notes to financial statements.

SPDR S&P Health Care Equipment ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.9%
HEALTH CARE EQUIPMENT — 74.9%
Abaxis, Inc. (a)	15,946	$753,130
Abbott Laboratories (a)	21,757	855,268
Abiomed, Inc. (b)	8,149	890,604
Accuray, Inc. (b)	52,766	273,856
Analogic Corp. (a)	6,321	502,140
AtriCure, Inc. (a) (b)	24,983	353,010
Baxter International, Inc. (a)	18,779	849,186
Becton Dickinson and Co.	4,935	836,927
Boston Scientific Corp. (b)	36,294	848,191
C.R. Bard, Inc. (a)	3,707	871,738
Cantel Medical Corp.	11,355	780,429
Cardiovascular Systems, Inc. (a) (b)	16,015	294,276
CONMED Corp. (a)	13,983	667,409
Cynosure, Inc. Class A (b)	16,376	796,610
DexCom, Inc. (a) (b)	11,618	921,656
Edwards Lifesciences Corp. (b)	8,230	820,778
Globus Medical, Inc. (a) (b)	33,921	808,337
HeartWare International, Inc. (a) (b)	25,882	1,494,685
Hill-Rom Holdings, Inc.	16,676	841,304
Hologic, Inc. (b)	24,472	846,731
IDEXX Laboratories, Inc. (b)	9,400	872,884
Inogen, Inc. (a) (b)	16,892	846,458
Insulet Corp. (a) (b)	26,770	809,525
Integer Holdings Corp. (b)	25,573	790,973
Integra LifeSciences Holdings Corp. (a) (b)	10,896	869,283
Intuitive Surgical, Inc. (a) (b)	1,302	861,156
Invacare Corp. (a)	40,117	486,619
LDR Holding Corp. (a) (b)	19,953	737,263
LivaNova PLC (b)	17,251	866,518
Masimo Corp. (b)	16,036	842,130
Medtronic PLC (a)	9,749	845,921
Natus Medical, Inc. (a) (b)	22,959	867,850
Nevro Corp. (a) (b)	11,472	846,175
NuVasive, Inc. (a) (b)	14,166	845,993
NxStage Medical, Inc. (b)	28,157	610,444
Orthofix International NV (b)	10,842	459,701
ResMed, Inc. (a)	13,971	883,386
Rockwell Medical, Inc. (b)	32,714	247,645
St. Jude Medical, Inc.	10,801	842,478
STERIS PLC	11,811	812,006
Stryker Corp. (a)	7,291	873,680
Teleflex, Inc. (a)	4,780	847,542
Varian Medical Systems, Inc. (a) (b)	9,795	805,443
Wright Medical Group NV (a) (b)	44,159	767,042
Zeltiq Aesthetics, Inc. (a) (b)	29,305	800,906
Zimmer Biomet Holdings, Inc.	7,007	843,503

		35,488,789

HEALTH CARE SUPPLIES — 25.0%
Alere, Inc. (b)	19,530	814,010
Align Technology, Inc. (b)	10,589	852,944
Anika Therapeutics, Inc. (b)	13,780	739,297
Atrion Corp. (a)	277	118,517
Cerus Corp. (a) (b)	92,244	575,603
Cooper Cos., Inc. (a)	5,118	878,095
DENTSPLY SIRONA, Inc. (a)	13,134	814,833
Endologix, Inc. (a) (b)	57,568	717,297

Haemonetics Corp. (b)	28,245	818,823
Halyard Health, Inc. (a) (b)	25,644	833,943
ICU Medical, Inc. (b)	7,784	877,646
Meridian Bioscience, Inc. (a)	20,140	392,730
Merit Medical Systems, Inc. (b)	18,669	370,206
Neogen Corp. (b)	11,728	659,700
OraSure Technologies, Inc. (a) (b)	36,995	218,640
Quidel Corp. (a) (b)	12,274	219,214
Spectranetics Corp. (a) (b)	38,324	717,042
Vascular Solutions, Inc. (a) (b)	9,583	399,228
West Pharmaceutical Services, Inc. (a)	10,903	827,320

		11,845,088

TOTAL COMMON STOCKS (Cost $36,558,336)		47,333,877

SHORT-TERM INVESTMENTS — 15.4%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (c) (d)	27,683	27,683
State Street Navigator Securities Lending Prime Portfolio (d) (e)	7,247,537	7,247,537

TOTAL SHORT-TERM INVESTMENTS (Cost $7,275,220)		7,275,220

TOTAL INVESTMENTS — 115.3% (Cost $43,833,556)		54,609,097
LIABILITIES IN EXCESS OF OTHER ASSETS — (15.3)%		(7,244,630)

NET ASSETS — 100.0%		$47,364,467

(a)	All or a portion of the shares of the security are on loan at June 30, 2016.
(b)	Non-income producing security
(c)	The rate shown is the annualized seven-day yield at June 30, 2016.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(e)	Investment of cash collateral for securities loaned

See accompanying notes to financial statements.

SPDR S&P Health Care Equipment ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Health Care Equipment	$35,488,789	$—	$—	$35,488,789
Health Care Supplies	11,845,088	—	—	11,845,088
Short-Term Investments	7,275,220	—	—	7,275,220

TOTAL INVESTMENTS	$54,609,097	$—	$—	$54,609,097

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	5,800	$5,800	4,071,584	4,049,701	27,683	$27,683	$292	$—
State Street Navigator Securities Lending Prime Portfolio	8,378,711	8,378,711	43,970,062	45,101,236	7,247,537	7,247,537	104,167	—

See accompanying notes to financial statements.

SPDR S&P Health Care Services ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.9%
HEALTH CARE SERVICES — 34.8%
Adeptus Health, Inc. Class A (a) (b)	115,670	$5,975,512
Air Methods Corp. (a) (b)	164,808	5,905,071
Amedisys, Inc. (a)	115,111	5,810,803
AMN Healthcare Services, Inc. (a)	149,181	5,962,765
BioTelemetry, Inc. (a)	71,597	1,167,031
Chemed Corp.	45,142	6,153,306
Cross Country Healthcare, Inc. (a)	143,307	1,994,833
DaVita HealthCare Partners, Inc. (a)	78,375	6,059,955
Diplomat Pharmacy, Inc. (a) (b)	177,940	6,227,900
Envision Healthcare Holdings, Inc. (a)	215,652	5,471,091
ExamWorks Group, Inc. (a)	171,147	5,964,473
Express Scripts Holding Co. (a)	78,550	5,954,090
Healthways, Inc. (a)	135,178	1,561,306
Laboratory Corp. of America Holdings (a)	45,762	5,961,416
LHC Group, Inc. (a)	59,058	2,556,030
MEDNAX, Inc. (a)	86,580	6,270,989
Premier, Inc. Class A (a)	155,254	5,076,806
Providence Service Corp. (a)	58,362	2,619,287
Quest Diagnostics, Inc.	76,989	6,267,674
Team Health Holdings, Inc. (a) (b)	136,043	5,532,869

		98,493,207

HEALTH CARE DISTRIBUTORS — 14.7%
Aceto Corp.	88,267	1,932,165
AmerisourceBergen Corp.	77,985	6,185,770
Cardinal Health, Inc.	75,930	5,923,299
Henry Schein, Inc. (a)	33,433	5,910,954
McKesson Corp.	32,149	6,000,611
Owens & Minor, Inc.	157,578	5,890,266
Patterson Cos., Inc.	120,217	5,757,192
PharMerica Corp. (a)	167,413	4,128,405

		41,728,662

HEALTH CARE FACILITIES — 29.4%
Acadia Healthcare Co., Inc. (a) (b)	96,877	5,366,986
Amsurg Corp. (a)	74,432	5,771,457
Brookdale Senior Living, Inc. (a)	357,052	5,512,883
Capital Senior Living Corp. (a)	100,733	1,779,952
Community Health Systems, Inc. (a)	424,396	5,113,972
Ensign Group, Inc.	134,061	2,816,622
HCA Holdings, Inc. (a)	74,956	5,772,362
HealthSouth Corp.	147,084	5,709,801
Kindred Healthcare, Inc.	517,601	5,843,715
LifePoint Health, Inc. (a)	86,055	5,625,415
Quorum Health Corp. (a)	307,192	3,290,026
Select Medical Holdings Corp. (a)	414,953	4,510,539
Surgical Care Affiliates, Inc. (a)	128,453	6,123,355
Tenet Healthcare Corp. (a) (b)	206,324	5,702,796
Universal Health Services, Inc. Class B	44,113	5,915,553
US Physical Therapy, Inc.	38,354	2,309,294
VCA, Inc. (a)	91,961	6,217,483

		83,382,211

MANAGED HEALTH CARE — 21.0%
Aetna, Inc.	49,475	6,042,382
Anthem, Inc.	45,337	5,954,562
Centene Corp. (a)	87,791	6,265,644

Cigna Corp.	46,555	5,958,574
HealthEquity, Inc. (a) (b)	124,687	3,788,614
Humana, Inc.	31,927	5,743,029
Magellan Health, Inc. (a)	89,303	5,873,458
Molina Healthcare, Inc. (a) (b)	117,539	5,865,196
Triple-S Management Corp. Class B (a)	77,000	1,881,110
UnitedHealth Group, Inc.	42,824	6,046,749
WellCare Health Plans, Inc. (a)	57,202	6,136,630

		59,555,948

TOTAL COMMON STOCKS (Cost $284,815,161)		283,160,028

SHORT-TERM INVESTMENTS — 6.8%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (c) (d)	339,271	339,271
State Street Navigator Securities Lending Prime Portfolio (d) (e)	19,089,662	19,089,662

TOTAL SHORT-TERM INVESTMENTS (Cost $19,428,933)		19,428,933

TOTAL INVESTMENTS — 106.7% (Cost $304,244,094)		302,588,961
LIABILITIES IN EXCESS OF OTHER ASSETS — (6.7)%		(19,047,315)

NET ASSETS — 100.0%		$283,541,646

(a)	Non-income producing security
(b)	All or a portion of the shares of the security are on loan at June 30, 2016.
(c)	The rate shown is the annualized seven-day yield at June 30, 2016.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(e)	Investment of cash collateral for securities loaned

See accompanying notes to financial statements.

SPDR S&P Health Care Services ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Health Care Services	$98,493,207	$—	$—	$98,493,207
Health Care Distributors	41,728,662	—	—	41,728,662
Health Care Facilities	83,382,211	—	—	83,382,211
Managed Health Care	59,555,948	—	—	59,555,948
Short-Term Investments	19,428,933	—	—	19,428,933

TOTAL INVESTMENTS	$302,588,961	$—	$—	$302,588,961

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	36,696	$36,696	6,045,178	5,742,603	339,271	$339,271	$1,302	$—
State Street Navigator Securities Lending Prime Portfolio	20,428,551	20,428,551	113,547,761	114,886,650	19,089,662	19,089,662	139,947	—

See accompanying notes to financial statements.

SPDR S&P Homebuilders ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.9%
BUILDING PRODUCTS — 33.0%
Allegion PLC	558,297	$38,762,561
AO Smith Corp.	547,831	48,269,389
Armstrong World Industries, Inc. (a)	632,541	24,763,980
Fortune Brands Home & Security, Inc. (b)	980,336	56,830,078
Lennox International, Inc.	380,938	54,321,759
Masco Corp.	1,788,994	55,351,474
Masonite International Corp. (a)	216,095	14,292,523
Owens Corning	1,131,366	58,287,976
Universal Forest Products, Inc.	136,295	12,633,184
USG Corp. (a)	1,698,105	45,780,911

		409,293,835

HOME FURNISHINGS — 11.7%
Leggett & Platt, Inc.	757,551	38,718,432
Mohawk Industries, Inc. (a)	286,171	54,303,809
Tempur Sealy International, Inc. (a) (b)	944,336	52,240,667

		145,262,908

HOME IMPROVEMENT RETAIL — 9.0%
Home Depot, Inc.	433,806	55,392,688
Lowe’s Cos., Inc.	713,679	56,501,967

		111,894,655

HOMEBUILDING — 30.4%
CalAtlantic Group, Inc. (b)	1,210,961	44,454,378
Cavco Industries, Inc. (a)	67,881	6,360,450
D.R. Horton, Inc.	1,794,792	56,500,052
Installed Building Products, Inc. (a)	136,751	4,962,694
Lennar Corp. Class A	1,191,115	54,910,401
LGI Homes, Inc. (a) (b)	327,824	10,470,699
M/I Homes, Inc. (a)	138,213	2,602,551
MDC Holdings, Inc.	468,461	11,402,341
NVR, Inc. (a)	24,724	44,017,126
PulteGroup, Inc.	2,907,833	56,673,665
Taylor Morrison Home Corp. Class A (a)	284,694	4,224,859
Toll Brothers, Inc. (a)	1,954,828	52,604,421
TopBuild Corp. (a)	227,348	8,229,998
TRI Pointe Group, Inc. (a)	1,384,429	16,363,951

WCI Communities, Inc. (a)	146,150	2,469,935

		376,247,521

HOMEFURNISHING RETAIL — 10.1%
Aaron’s, Inc.	584,890	12,803,242
Bed Bath & Beyond, Inc. (b)	1,283,883	55,489,423
Williams-Sonoma, Inc. (b)	1,089,236	56,781,873

		125,074,538

HOUSEHOLD APPLIANCES — 5.7%
Helen of Troy, Ltd. (a)	175,730	18,072,073
Whirlpool Corp.	314,847	52,466,104

		70,538,177

TOTAL COMMON STOCKS (Cost $1,340,372,085)		1,238,311,634

SHORT-TERM INVESTMENTS — 6.1%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (c) (d)	1,309,021	1,309,021
State Street Navigator Securities Lending Prime Portfolio (d) (e)	74,415,907	74,415,907

TOTAL SHORT-TERM INVESTMENTS (Cost $75,724,928)		75,724,928

TOTAL INVESTMENTS — 106.0% (Cost $1,416,097,013)		1,314,036,562
LIABILITIES IN EXCESS OF OTHER ASSETS — (6.0)%		(73,885,174)

NET ASSETS — 100.0%		$1,240,151,388

(a)	Non-income producing security
(b)	All or a portion of the shares of the security are on loan at June 30, 2016.
(c)	The rate shown is the annualized seven-day yield at June 30, 2016.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(e)	Investment of cash collateral for securities loaned

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Building Products	$409,293,835	$—	$—	$409,293,835
Home Furnishings	145,262,908	—	—	145,262,908
Home Improvement Retail	111,894,655	—	—	111,894,655
Homebuilding	376,247,521	—	—	376,247,521
Homefurnishing Retail	125,074,538	—	—	125,074,538
Household Appliances	70,538,177	—	—	70,538,177
Short-Term Investments	75,724,928	—	—	75,724,928

TOTAL INVESTMENTS	$1,314,036,562	$—	$—	$1,314,036,562

See accompanying notes to financial statements.

SPDR S&P Homebuilders ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	1,851,145	$1,851,145	28,483,643	29,025,767	1,309,021	$1,309,021	$7,166	$—
State Street Navigator Securities Lending Prime Portfolio	128,695,933	128,695,933	783,771,282	838,051,308	74,415,907	74,415,907	275,565	—

See accompanying notes to financial statements.

SPDR S&P Internet ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.8%
INTERNET & CATALOG RETAIL — 21.3%
Amazon.com, Inc. (a)	152	$108,774
Blue Nile, Inc.	1,115	30,529
Expedia, Inc.	1,024	108,851
FTD Cos., Inc. (a)	1,310	32,698
Groupon, Inc. (a)	34,294	111,455
Liberty TripAdvisor Holdings, Inc. Class A (a)	4,759	104,127
Netflix, Inc. (a)	1,167	106,757
Nutrisystem, Inc.	3,594	91,144
Priceline Group, Inc. (a)	83	103,618
Shutterfly, Inc. (a)	2,298	107,110
TripAdvisor, Inc. (a)	1,627	104,616
Wayfair, Inc. Class A (a)	2,878	112,242

		1,121,921

INTERNET SOFTWARE & SERVICES — 78.5%
2U, Inc. (a)	3,780	111,170
Actua Corp. (a)	887	8,010
Akamai Technologies, Inc. (a)	2,075	116,055
Alphabet, Inc. Class C (a)	152	105,199
Angie’s List, Inc. (a)	3,007	19,576
Bankrate, Inc. (a)	9,891	73,985
Benefitfocus, Inc. (a)	1,564	59,620
Box, Inc. (a)	7,720	79,825
comScore, Inc. (a)	3,493	83,413
Cornerstone OnDemand, Inc. (a)	2,613	99,451
CoStar Group, Inc. (a)	523	114,359
Cvent, Inc. (a)	2,717	97,051
Demandware, Inc. (a)	1,459	109,279
EarthLink Holdings Corp.	6,156	39,398
eBay, Inc. (a)	4,545	106,398
Endurance International Group Holdings, Inc. (a)	4,131	37,138
Envestnet, Inc. (a)	2,384	79,411
Facebook, Inc. Class A (a)	938	107,195
GoDaddy, Inc. Class A (a)	3,455	107,761
Gogo, Inc. (a)	12,196	102,324
GrubHub, Inc. (a)	3,909	121,453
GTT Communications, Inc. (a)	1,466	27,092
Hortonworks, Inc. (a)	5,683	60,751
IAC/InterActiveCorp	2,008	113,050
Intralinks Holdings, Inc. (a)	2,187	14,216
j2 Global, Inc.	1,667	105,304

LinkedIn Corp. Class A (a)	835	158,024
LogMeIn, Inc. (a)	1,760	111,637
Marketo, Inc. (a)	2,790	97,148
Match Group, Inc. (a)	7,125	107,409
New Relic, Inc. (a)	3,360	98,717
NIC, Inc.	1,628	35,718
Pandora Media, Inc. (a)	9,431	117,416
Q2 Holdings, Inc. (a)	1,457	40,825
Quotient Technology, Inc. (a)	3,275	43,918
Rackspace Hosting, Inc. (a)	4,740	98,876
SciQuest, Inc. (a)	657	11,603
Shutterstock, Inc. (a)	2,304	105,523
SPS Commerce, Inc. (a)	1,283	77,750
Stamps.com, Inc. (a)	1,194	104,379
TrueCar, Inc. (a)	6,034	47,367
Twitter, Inc. (a)	7,803	131,949
VeriSign, Inc. (a)	1,292	111,706
Web.com Group, Inc. (a)	4,044	73,520
WebMD Health Corp. (a)	1,739	101,053
Yahoo!, Inc. (a)	2,970	111,553
Yelp, Inc. (a)	4,077	123,778
Zillow Group, Inc. Class C (a)	3,395	123,170

		4,131,523

TOTAL COMMON STOCKS (Cost $4,988,022)		5,253,444

SHORT-TERM INVESTMENT — 3.8%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (b) (c) (Cost $199,218)	199,218	199,218

TOTAL INVESTMENTS — 103.6% (Cost $5,187,240)		5,452,662
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.6)%		(187,384)

NET ASSETS — 100.0%		$5,265,278

(a)	Non-income producing security
(b)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(c)	The rate shown is the annualized seven-day yield at June 30, 2016.

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Internet & Catalog Retail	$1,121,921	$—	$—	$1,121,921
Internet Software & Services	4,131,523	—	—	4,131,523
Short-Term Investment	199,218	—	—	199,218

TOTAL INVESTMENTS	$5,452,662	$—	$—	$5,452,662

See accompanying notes to financial statements.

SPDR S&P Internet ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	—	$—	199,218	—	199,218	$199,218	$3	$—

See accompanying notes to financial statements.

SPDR S&P Metals & Mining ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.9%
ALUMINUM — 8.6%
Alcoa, Inc. (a)	3,023,603	$28,028,800
Kaiser Aluminum Corp.	327,365	29,597,069

		57,625,869

COAL & CONSUMABLE FUELS — 5.2%
CONSOL Energy, Inc.	2,144,571	34,506,147

DIVERSIFIED METALS & MINING — 11.5%
Compass Minerals International, Inc. (a)	364,513	27,043,220
Freeport-McMoRan, Inc. (a)	2,769,644	30,853,834
Materion Corp.	743,403	18,406,658

		76,303,712

GOLD — 9.4%
Newmont Mining Corp.	801,772	31,365,321
Royal Gold, Inc. (a)	437,677	31,521,497

		62,886,818

PRECIOUS METALS & MINERALS — 5.0%
Stillwater Mining Co. (a) (b)	2,783,094	33,007,495

SILVER — 10.3%
Coeur Mining, Inc. (b)	3,367,879	35,901,590
Hecla Mining Co. (a)	6,390,597	32,592,045

		68,493,635

STEEL — 49.9%
AK Steel Holding Corp. (a) (b)	5,785,065	26,958,403
Allegheny Technologies, Inc. (a)	2,134,967	27,220,829
Carpenter Technology Corp. (a)	855,803	28,181,593
Cliffs Natural Resources, Inc. (a) (b)	5,560,773	31,529,583
Commercial Metals Co.	1,641,579	27,742,685
Haynes International, Inc.	536,225	17,202,098
Nucor Corp. (a)	568,178	28,073,675
Reliance Steel & Aluminum Co.	374,155	28,772,520
Schnitzer Steel Industries, Inc. (c)	1,735,856	30,551,066
Steel Dynamics, Inc.	1,108,742	27,164,179

United States Steel Corp. (a)	1,661,512	28,013,092
Worthington Industries, Inc.	722,325	30,554,347

		331,964,070

TOTAL COMMON STOCKS (Cost $690,069,651)		664,787,746

SHORT-TERM INVESTMENTS — 16.0%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (d) (e)	1,184,183	1,184,183
State Street Navigator Securities Lending Prime Portfolio (e) (f)	105,496,779	105,496,779

TOTAL SHORT-TERM INVESTMENTS (Cost $106,680,962)		106,680,962

TOTAL INVESTMENTS — 115.9% (Cost $796,750,613)		771,468,708
LIABILITIES IN EXCESS OF OTHER ASSETS — (15.9)%		(106,040,967)

NET ASSETS — 100.0%		$665,427,741

(a)	All or a portion of the shares of the security are on loan at June 30, 2016.
(b)	Non-income producing security
(c)	This security is an affiliated investment as a result of the Fund owning 5% or more of the entity’s outstanding shares. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at June 30, 2016.
(e)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(f)	Investment of cash collateral for securities loaned

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Aluminum	$57,625,869	$—	$—	$57,625,869
Coal & Consumable Fuels	34,506,147	—	—	34,506,147
Diversified Metals & Mining	76,303,712	—	—	76,303,712
Gold	62,886,818	—	—	62,886,818
Precious Metals & Minerals	33,007,495	—	—	33,007,495
Silver	68,493,635	—	—	68,493,635
Steel	331,964,070	—	—	331,964,070
Short-Term Investments	106,680,962	—	—	106,680,962

TOTAL INVESTMENTS	$771,468,708	$—	$—	$771,468,708

See accompanying notes to financial statements.

SPDR S&P Metals & Mining ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
Schnitzer Steel Industries, Inc.	210,002	$3,668,735	5,461,088	3,935,234	1,735,856	$30,551,066	$447,281	$1,531,561
State Street Institutional Liquid Reserves Fund, Premier Class	354,994	354,994	18,463,805	17,634,616	1,184,183	1,184,183	1,895	—
State Street Navigator Securities Lending Prime Portfolio	73,670,084	73,670,084	543,889,324	512,062,629	105,496,779	105,496,779	2,735,995	—

See accompanying notes to financial statements.

SPDR S&P Oil & Gas Equipment & Services ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.9%
OIL & GAS DRILLING — 36.3%
Atwood Oceanics, Inc. (a)	779,945	$9,764,911
Diamond Offshore Drilling, Inc. (a)	364,371	8,865,147
Ensco PLC Class A (a)	841,419	8,170,179
Helmerich & Payne, Inc. (a)	136,786	9,182,444
Nabors Industries, Ltd.	854,401	8,586,730
Noble Corp. PLC	969,471	7,988,441
Patterson-UTI Energy, Inc. (a)	420,503	8,965,124
Rowan Cos. PLC Class A (a)	491,414	8,678,371
Transocean, Ltd. (a)	824,227	9,800,059
Unit Corp. (a) (b)	429,809	6,687,828

		86,689,234

OIL & GAS EQUIPMENT & SERVICES — 63.6%
Archrock, Inc.	332,891	3,135,833
Baker Hughes, Inc.	192,835	8,702,644
Bristow Group, Inc. (a)	382,343	4,362,534
Core Laboratories NV (a)	70,062	8,679,981
Dril-Quip, Inc. (b)	141,645	8,276,317
Exterran Corp. (a) (b)	96,209	1,236,286
FMC Technologies, Inc. (b)	322,596	8,603,635
Forum Energy Technologies, Inc. (a) (b)	371,873	6,437,122
Frank’s International NV (a)	266,510	3,893,711
Halliburton Co.	199,619	9,040,744
Helix Energy Solutions Group, Inc. (a) (b)	716,027	4,840,343
Matrix Service Co. (b)	109,810	1,810,767
McDermott International, Inc. (a) (b)	1,320,489	6,523,216
National Oilwell Varco, Inc. (a)	252,965	8,512,272
Newpark Resources, Inc. (a) (b)	357,176	2,068,049
Oceaneering International, Inc. (a)	271,230	8,098,928
Oil States International, Inc. (a) (b)	254,129	8,355,761
RPC, Inc. (a)	553,787	8,600,312
Schlumberger, Ltd.	112,788	8,919,275

SEACOR Holdings, Inc. (a) (b)	63,913	3,703,758
Superior Energy Services, Inc. (a)	475,849	8,760,380
TETRA Technologies, Inc. (b)	434,046	2,764,873
US Silica Holdings, Inc.	263,548	9,084,500
Weatherford International PLC (a) (b)	1,346,557	7,473,391

		151,884,632

TOTAL COMMON STOCKS (Cost $295,153,480)		238,573,866

SHORT-TERM INVESTMENTS — 15.1%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (c) (d)	281,684	281,684
State Street Navigator Securities Lending Prime Portfolio (c) (e)	35,848,513	35,848,513

TOTAL SHORT-TERM INVESTMENTS (Cost $36,130,197)		36,130,197

TOTAL INVESTMENTS — 115.0% (Cost $331,283,677)		274,704,063
LIABILITIES IN EXCESS OF OTHER ASSETS — (15.0)%		(35,763,544)

NET ASSETS — 100.0%		$238,940,519

(a)	All or a portion of the shares of the security are on loan at June 30, 2016.
(b)	Non-income producing security
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at June 30, 2016.
(e)	Investment of cash collateral for securities loaned

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Oil & Gas Drilling	$86,689,234	$—	$—	$86,689,234
Oil & Gas Equipment & Services	151,884,632	—	—	151,884,632
Short-Term Investments	36,130,197	—	—	36,130,197

TOTAL INVESTMENTS	$274,704,063	$—	$—	$274,704,063

See accompanying notes to financial statements.

SPDR S&P Oil & Gas Equipment & Services ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	215,970	$215,970	13,075,550	13,009,836	281,684	$281,684	$1,156	$—
State Street Navigator Securities Lending Prime Portfolio	58,046,781	58,046,781	219,652,744	241,851,012	35,848,513	35,848,513	495,901	—

See accompanying notes to financial statements.

SPDR S&P Oil & Gas Exploration & Production ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.7%
INTEGRATED OIL & GAS — 6.1%
Chevron Corp.	375,964	$39,412,306
Exxon Mobil Corp.	426,177	39,949,832
Occidental Petroleum Corp.	508,107	38,392,565

		117,754,703

OIL & GAS EXPLORATION & PRODUCTION — 77.0%
Anadarko Petroleum Corp.	723,484	38,525,523
Antero Resources Corp. (a) (b)	1,385,595	35,997,758
Apache Corp.	716,283	39,875,475
Cabot Oil & Gas Corp.	1,530,532	39,395,894
California Resources Corp. (b)	1,740,032	21,228,390
Callon Petroleum Co. (a)	2,464,335	27,674,482
Carrizo Oil & Gas, Inc. (a) (b)	1,015,841	36,417,900
Chesapeake Energy Corp. (a) (b)	8,674,126	37,125,259
Cimarex Energy Co.	334,299	39,888,557
Cobalt International Energy, Inc. (a) (b)	5,465,462	7,323,719
Concho Resources, Inc. (a)	320,011	38,167,712
ConocoPhillips	861,387	37,556,473
Continental Resources, Inc. (a) (b)	939,762	42,543,026
Denbury Resources, Inc. (b)	10,036,649	36,031,570
Devon Energy Corp.	1,091,653	39,572,421
Diamondback Energy, Inc. (a)	429,088	39,137,116
Energen Corp. (b)	828,452	39,939,671
EOG Resources, Inc.	470,050	39,211,571
EQT Corp.	507,737	39,314,076
Gulfport Energy Corp. (a)	1,172,795	36,661,572
Hess Corp.	664,477	39,935,068
Kosmos Energy, Ltd. (a) (b)	1,387,980	7,564,491
Laredo Petroleum, Inc. (a)	3,157,713	33,092,832
Marathon Oil Corp.	2,856,869	42,881,604
Matador Resources Co. (a) (b)	1,220,529	24,166,474
Memorial Resource Development Corp. (a) (b)	2,262,545	35,929,215
Murphy Oil Corp. (b)	1,304,508	41,418,129
Newfield Exploration Co. (a) (b)	961,967	42,499,702
Noble Energy, Inc.	1,049,875	37,659,016
Oasis Petroleum, Inc. (a) (b)	3,872,637	36,170,430
Parsley Energy, Inc. Class A (a)	1,445,272	39,109,060
PDC Energy, Inc. (a) (b)	680,589	39,208,732
Pioneer Natural Resources Co.	240,333	36,340,753
QEP Resources, Inc.	2,039,302	35,952,894
Range Resources Corp.	887,300	38,278,122
Rice Energy, Inc. (a) (b)	1,863,059	41,061,820
RSP Permian, Inc. (a) (b)	1,136,289	39,645,123
Sanchez Energy Corp. (a) (b)	2,040,886	14,408,655
SM Energy Co. (b)	1,286,503	34,735,581
Southwestern Energy Co. (a)	2,915,658	36,678,978
Synergy Resources Corp. (a) (b)	3,441,238	22,918,645
Whiting Petroleum Corp. (a)	3,219,200	29,809,792
WPX Energy, Inc. (a)	3,830,138	35,658,585

		1,496,711,866

OIL & GAS REFINING & MARKETING — 16.6%
CVR Energy, Inc. (b)	657,385	10,189,467
Delek US Holdings, Inc.	1,433,380	18,934,950
Green Plains, Inc.	537,690	10,603,247
HollyFrontier Corp. (b)	1,418,528	33,718,410

Marathon Petroleum Corp.	1,053,324	39,984,179
Par Pacific Holdings, Inc. (a) (b)	131,117	2,011,335
PBF Energy, Inc. Class A	1,511,177	35,935,789
Phillips 66	478,787	37,986,961
Tesoro Corp.	496,535	37,200,402
Valero Energy Corp.	717,575	36,596,325
Western Refining, Inc. (b)	1,863,929	38,452,855
World Fuel Services Corp.	453,234	21,524,083

		323,138,003

TOTAL COMMON STOCKS (Cost $2,243,271,759)		1,937,604,572

SHORT-TERM INVESTMENTS — 7.6%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (c) (d)	5,465,531	5,465,531
State Street Navigator Securities Lending Prime Portfolio (c) (e)	141,058,762	141,058,762

TOTAL SHORT-TERM INVESTMENTS (Cost $146,524,293)		146,524,293

TOTAL INVESTMENTS — 107.3% (Cost $2,389,796,052)		2,084,128,865
LIABILITIES IN EXCESS OF OTHER ASSETS — (7.3)%		(140,989,363)

NET ASSETS — 100.0%		$1,943,139,502

(a)	Non-income producing security
(b)	All or a portion of the shares of the security are on loan at June 30, 2016.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at June 30, 2016.
(e)	Investment of cash collateral for securities loaned

See accompanying notes to financial statements.

SPDR S&P Oil & Gas Exploration & Production ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Integrated Oil & Gas	$117,754,703	$—	$—	$117,754,703
Oil & Gas Exploration & Production	1,496,711,866	—	—	1,496,711,866
Oil & Gas Refining & Marketing	323,138,003	—	—	323,138,003
Short-Term Investments	146,524,293	—	—	146,524,293

TOTAL INVESTMENTS	$2,084,128,865	$—	$—	$2,084,128,865

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	679,024	$679,024	58,737,593	53,951,086	5,465,531	$5,465,531	$8,042	$—
State Street Navigator Securities Lending Prime Portfolio	190,435,802	190,435,802	1,461,701,009	1,511,078,049	141,058,762	141,058,762	7,388,380	—

See accompanying notes to financial statements.

SPDR S&P Pharmaceuticals ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.8%
PHARMACEUTICALS — 99.8%
Aerie Pharmaceuticals, Inc. (a)	189,700	$3,338,720
Akorn, Inc. (a) (b)	780,554	22,234,081
Allergan PLC (a)	97,959	22,637,345
Amphastar Pharmaceuticals, Inc. (a) (b)	97,147	1,566,010
ANI Pharmaceuticals, Inc. (a)	97,000	5,414,540
Bristol-Myers Squibb Co.	324,972	23,901,691
Catalent, Inc. (a)	504,796	11,605,260
Cempra, Inc. (a) (b)	356,152	5,872,946
Depomed, Inc. (a) (b)	931,676	18,279,483
Dermira, Inc. (a)	98,122	2,870,068
Eli Lilly & Co.	319,301	25,144,954
Endo International PLC (a) (b)	1,432,696	22,335,731
Horizon Pharma PLC (a) (b)	1,320,536	21,749,228
Impax Laboratories, Inc. (a)	345,230	9,949,529
Innoviva, Inc. (b)	383,085	4,033,885
Intra-Cellular Therapies, Inc. (a) (b)	218,671	8,488,808
Jazz Pharmaceuticals PLC (a)	156,590	22,127,733
Johnson & Johnson	201,747	24,471,911
Lannett Co., Inc. (a) (b)	548,560	13,050,242
Mallinckrodt PLC (a)	395,062	24,011,868
Medicines Co. (a) (b)	425,588	14,312,524
Merck & Co., Inc.	415,644	23,945,251
Mylan NV (a)	530,245	22,927,794
Nektar Therapeutics (a) (b)	585,990	8,338,638
Omeros Corp. (a) (b)	266,244	2,800,887
Pacira Pharmaceuticals, Inc. (a) (b)	534,014	18,012,292
Perrigo Co. PLC (b)	239,712	21,734,687
Pfizer, Inc.	669,028	23,556,476
Phibro Animal Health Corp. Class A	127,845	2,385,588
Prestige Brands Holdings, Inc. (a)	280,187	15,522,360
Relypsa, Inc. (a) (b)	788,842	14,593,577
Revance Therapeutics, Inc. (a) (b)	140,824	1,915,206
Sagent Pharmaceuticals, Inc. (a)	185,392	2,777,172

SciClone Pharmaceuticals, Inc. (a)	239,196	3,123,900
Supernus Pharmaceuticals, Inc. (a)	307,313	6,259,966
TherapeuticsMD, Inc. (a) (b)	659,653	5,607,050
Theravance Biopharma, Inc. (a)	131,621	2,986,480
Zoetis, Inc.	498,202	23,644,668

TOTAL COMMON STOCKS (Cost $586,579,988)		507,528,549

SHORT-TERM INVESTMENTS — 18.2%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (c) (d)	506,794	506,794
State Street Navigator Securities Lending Prime Portfolio (c) (e)	92,017,059	92,017,059

TOTAL SHORT-TERM INVESTMENTS (Cost $92,523,853)		92,523,853

TOTAL INVESTMENTS — 118.0% (Cost $679,103,841)		600,052,402
LIABILITIES IN EXCESS OF OTHER ASSETS — (18.0)%		(91,659,334)

NET ASSETS — 100.0%		$508,393,068

(a)	Non-income producing security
(b)	All or a portion of the shares of the security are on loan at June 30, 2016.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at June 30, 2016.
(e)	Investment of cash collateral for securities loaned

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Pharmaceuticals	$507,528,549	$—	$—	$507,528,549
Short-Term Investments	92,523,853	—	—	92,523,853

TOTAL INVESTMENTS	$600,052,402	$—	$—	$600,052,402

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	1,567,372	$1,567,372	52,077,405	53,137,983	506,794	$506,794	$3,313	$—
State Street Navigator Securities Lending Prime Portfolio	189,920,559	189,920,559	545,367,112	643,270,612	92,017,059	92,017,059	1,158,494	—

See accompanying notes to financial statements.

SPDR S&P Retail ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.8%
APPAREL RETAIL — 24.8%
Abercrombie & Fitch Co. Class A (a)	300,387	$5,349,892
American Eagle Outfitters, Inc.	363,106	5,784,279
Ascena Retail Group, Inc. (a) (b)	803,458	5,616,171
Buckle, Inc. (a)	224,482	5,834,287
Burlington Stores, Inc. (b)	88,176	5,882,221
Caleres, Inc.	151,535	3,668,662
Cato Corp. Class A	45,110	1,701,549
Chico’s FAS, Inc.	518,057	5,548,390
Children’s Place, Inc. (a)	78,855	6,322,594
DSW, Inc. (a)	274,982	5,824,119
Express, Inc. (b)	390,366	5,664,211
Finish Line, Inc. Class A	324,482	6,551,292
Foot Locker, Inc.	101,132	5,548,102
Francesca’s Holdings Corp. (b)	557,094	6,155,889
Gap, Inc.	297,685	6,316,876
Genesco, Inc. (b)	86,465	5,560,564
Guess?, Inc. (a)	368,111	5,540,071
L Brands, Inc.	82,324	5,526,410
Ross Stores, Inc.	105,054	5,955,511
Tailored Brands, Inc.	485,500	6,146,430
TJX Cos., Inc.	73,203	5,653,468
Urban Outfitters, Inc. (b)	213,995	5,884,862

		122,035,850

AUTOMOTIVE RETAIL — 14.2%
Advance Auto Parts, Inc.	36,783	5,945,236
Asbury Automotive Group, Inc. (b)	103,543	5,460,858
AutoNation, Inc. (a) (b)	118,282	5,556,888
AutoZone, Inc. (b)	7,430	5,898,231
CarMax, Inc. (b)	114,378	5,607,953
CST Brands, Inc.	130,387	5,617,072
Group 1 Automotive, Inc.	96,960	4,785,946
Lithia Motors, Inc. Class A (a)	75,193	5,343,967
Monro Muffler Brake, Inc. (a)	92,414	5,873,834
Murphy USA, Inc. (b)	80,498	5,969,732
O’Reilly Automotive, Inc. (b)	21,546	5,841,121
Penske Automotive Group, Inc.	155,464	4,890,897
Sonic Automotive, Inc. Class A	163,210	2,792,523

		69,584,258

CATALOG RETAIL — 1.1%
HSN, Inc.	106,933	5,232,232

COMPUTER & ELECTRONICS RETAIL — 3.5%
Best Buy Co., Inc.	191,363	5,855,708
GameStop Corp. Class A	212,272	5,642,190
Rent-A-Center, Inc.	454,237	5,578,030

		17,075,928

DEPARTMENT STORES — 7.1%
Dillard’s, Inc. Class A (a)	96,936	5,874,322
JC Penney Co., Inc. (a) (b)	686,872	6,099,423
Kohl’s Corp.	153,035	5,803,087
Macy’s, Inc.	169,420	5,694,206
Nordstrom, Inc. (a)	144,877	5,512,570
Sears Holdings Corp. (a) (b)	450,557	6,132,081

		35,115,689

DRUG RETAIL — 3.4%
CVS Health Corp.	58,315	5,583,078
Rite Aid Corp. (b)	719,356	5,387,977
Walgreens Boots Alliance, Inc.	68,308	5,688,007

		16,659,062

FOOD RETAIL — 6.5%
Casey’s General Stores, Inc.	47,061	6,188,992
Ingles Markets, Inc. Class A	52,657	1,964,106
Kroger Co.	153,009	5,629,201
Smart & Final Stores, Inc. (b)	69,130	1,029,346
Sprouts Farmers Market, Inc. (a) (b)	240,434	5,505,939
SUPERVALU, Inc. (b)	1,203,468	5,680,369
Weis Markets, Inc.	15,326	774,729
Whole Foods Market, Inc. (a)	164,120	5,255,122

		32,027,804

GENERAL MERCHANDISE STORES — 5.7%
Big Lots, Inc. (a)	107,045	5,364,025
Dollar General Corp.	61,616	5,791,904
Dollar Tree, Inc. (b)	61,705	5,815,079
Fred’s, Inc. Class A	68,752	1,107,595
Ollie’s Bargain Outlet Holdings, Inc. (b)	170,449	4,242,475
Target Corp.	83,055	5,798,900

		28,119,978

HYPERMARKETS & SUPER CENTERS — 3.5%
Costco Wholesale Corp.	36,364	5,710,603
PriceSmart, Inc. (a)	58,502	5,474,032
Wal-Mart Stores, Inc.	79,173	5,781,212

		16,965,847

INTERNET RETAIL — 11.6%
Amazon.com, Inc. (b)	7,819	5,595,433
Blue Nile, Inc.	52,100	1,426,498
Expedia, Inc. (a)	52,741	5,606,368
FTD Cos., Inc. (b)	61,178	1,527,003
Groupon, Inc. (b)	1,765,581	5,738,138
Liberty TripAdvisor Holdings, Inc. Class A (b)	244,948	5,359,462
Netflix, Inc. (b)	60,080	5,496,118
Nutrisystem, Inc.	167,549	4,249,043
Priceline Group, Inc. (b)	4,281	5,344,443
Shutterfly, Inc. (b)	118,269	5,512,518
TripAdvisor, Inc. (b)	83,779	5,386,990
Wayfair, Inc. Class A (a) (b)	148,152	5,777,929

		57,019,943

SPECIALTY STORES — 18.4%
Barnes & Noble Education, Inc. (b)	97,836	993,035
Barnes & Noble, Inc.	335,438	3,807,221
Cabela’s, Inc. (b)	111,904	5,601,914
Dick’s Sporting Goods, Inc.	134,632	6,066,518
Five Below, Inc. (a) (b)	125,952	5,845,432
GNC Holdings, Inc. Class A (a)	219,573	5,333,428
Hibbett Sports, Inc. (a) (b)	163,850	5,700,342
MarineMax, Inc. (b)	109,469	1,857,689
Michaels Cos., Inc. (a) (b)	208,475	5,929,029
Office Depot, Inc. (b)	1,609,224	5,326,532
Outerwall, Inc. (a)	143,068	6,008,856
Sally Beauty Holdings, Inc. (b)	192,110	5,649,955

See accompanying notes to financial statements.

SPDR S&P Retail ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Signet Jewelers, Ltd. (a)	63,184	$5,206,994
Staples, Inc.	646,586	5,573,571
Tiffany & Co. (a)	91,232	5,532,309
Tractor Supply Co.	60,663	5,531,252
Ulta Salon Cosmetics & Fragrance, Inc. (b)	23,450	5,713,358
Vitamin Shoppe, Inc. (a) (b)	146,963	4,492,659

		90,170,094

TOTAL COMMON STOCKS (Cost $613,120,586)		490,006,685

SHORT-TERM INVESTMENTS — 10.6%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (c) (d)	690,524	690,524
State Street Navigator Securities Lending Prime Portfolio (d) (e)	51,447,479	51,447,479

TOTAL SHORT-TERM INVESTMENTS (Cost $52,138,003)		52,138,003

TOTAL INVESTMENTS — 110.4% (Cost $665,258,589)		542,144,688
LIABILITIES IN EXCESS OF OTHER ASSETS — (10.4)%		(51,117,796)

NET ASSETS — 100.0%		$491,026,892

(a)	All or a portion of the shares of the security are on loan at June 30, 2016.
(b)	Non-income producing security
(c)	The rate shown is the annualized seven-day yield at June 30, 2016.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(e)	Investment of cash collateral for securities loaned

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Apparel Retail	$122,035,850	$—	$—	$122,035,850
Automotive Retail	69,584,258	—	—	69,584,258
Catalog Retail	5,232,232	—	—	5,232,232
Computer & Electronics Retail	17,075,928	—	—	17,075,928
Department Stores	35,115,689	—	—	35,115,689
Drug Retail	16,659,062	—	—	16,659,062
Food Retail	32,027,804	—	—	32,027,804
General Merchandise Stores	28,119,978	—	—	28,119,978
Hypermarkets & Super Centers	16,965,847	—	—	16,965,847
Internet Retail	57,019,943	—	—	57,019,943
Specialty Stores	90,170,094	—	—	90,170,094
Short-Term Investments	52,138,003	—	—	52,138,003

TOTAL INVESTMENTS	$542,144,688	$—	$—	$542,144,688

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	1,887,934	$1,887,934	44,114,420	45,311,830	690,524	$690,524	$3,021	$—
State Street Navigator Securities Lending Prime Portfolio	75,238,184	75,238,184	402,392,543	426,183,248	51,447,479	51,447,479	1,366,377	—

See accompanying notes to financial statements.

SPDR S&P Semiconductor ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.8%
SEMICONDUCTORS — 99.8%
Advanced Micro Devices, Inc. (a)	1,367,020	$7,026,483
Analog Devices, Inc.	103,682	5,872,548
Applied Micro Circuits Corp. (a) (b)	153,637	986,349
Broadcom, Ltd.	36,758	5,712,193
Cavium, Inc. (a) (b)	128,605	4,964,153
CEVA, Inc. (a)	31,222	848,302
Cirrus Logic, Inc. (a)	159,009	6,167,959
Cree, Inc. (a)	243,684	5,955,637
Cypress Semiconductor Corp. (b)	556,829	5,874,546
Diodes, Inc. (a)	71,987	1,352,636
Fairchild Semiconductor International, Inc. (a)	280,516	5,568,243
First Solar, Inc. (a)	121,726	5,901,276
Inphi Corp. (a)	181,153	5,802,331
Integrated Device Technology, Inc. (a)	253,880	5,110,604
Intel Corp.	183,650	6,023,720
Intersil Corp. Class A	292,463	3,959,949
Lattice Semiconductor Corp. (a) (b)	540,987	2,894,280
Linear Technology Corp.	124,056	5,772,326
MACOM Technology Solutions Holdings, Inc. (a) (b)	156,708	5,168,230
Marvell Technology Group, Ltd.	601,482	5,732,123
Maxim Integrated Products, Inc.	156,946	5,601,403
MaxLinear, Inc. Class A (a)	293,512	5,277,346
Microchip Technology, Inc. (b)	113,041	5,737,961
Micron Technology, Inc. (a)	486,596	6,695,561
Microsemi Corp. (a)	177,321	5,794,850
Monolithic Power Systems, Inc.	84,532	5,775,226
NVIDIA Corp.	127,860	6,010,699
ON Semiconductor Corp. (a)	602,778	5,316,502
Power Integrations, Inc.	44,967	2,251,498
Qorvo, Inc. (a)	109,368	6,043,676
QUALCOMM, Inc.	109,738	5,878,665
Rambus, Inc. (a) (b)	265,032	3,201,586

Semtech Corp. (a)	124,939	2,981,044
Silicon Laboratories, Inc. (a)	71,628	3,491,149
Skyworks Solutions, Inc.	90,114	5,702,414
SunPower Corp. (a) (b)	377,142	5,841,930
Synaptics, Inc. (a) (b)	95,877	5,153,389
Texas Instruments, Inc.	95,060	5,955,509
Xilinx, Inc.	125,910	5,808,228

TOTAL COMMON STOCKS (Cost $207,917,151)		195,212,524

SHORT-TERM INVESTMENTS — 6.9%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (c) (d)	420,212	420,212
State Street Navigator Securities Lending Prime Portfolio (c) (e)	13,155,324	13,155,324

TOTAL SHORT-TERM INVESTMENTS (Cost $13,575,536)		13,575,536

TOTAL INVESTMENTS — 106.7% (Cost $221,492,687)		208,788,060
LIABILITIES IN EXCESS OF OTHER ASSETS — (6.7)%		(13,096,380)

NET ASSETS — 100.0%		$195,691,680

(a)	Non-income producing security
(b)	All or a portion of the shares of the security are on loan at June 30, 2016.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at June 30, 2016.
(e)	Investment of cash collateral for securities loaned

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Semiconductors	$195,212,524	$—	$—	$195,212,524
Short-Term Investments	13,575,536	—	—	13,575,536

TOTAL INVESTMENTS	$208,788,060	$—	$—	$208,788,060

See accompanying notes to financial statements.

SPDR S&P Semiconductor ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	36,272	$36,272	20,231,866	19,847,926	420,212	$420,212	$1,164	$—
State Street Navigator Securities Lending Prime Portfolio	12,693,984	12,693,984	110,142,804	109,681,464	13,155,324	13,155,324	105,827	—

See accompanying notes to financial statements.

SPDR S&P Software & Services ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.7%
APPLICATION SOFTWARE — 36.5%
ACI Worldwide, Inc. (a) (b)	18,303	$357,092
Adobe Systems, Inc. (a)	3,995	382,681
ANSYS, Inc. (a) (b)	4,434	402,386
Aspen Technology, Inc. (a) (b)	9,769	393,105
Autodesk, Inc. (a)	6,904	373,783
Blackbaud, Inc. (b)	5,880	399,252
Bottomline Technologies de, Inc. (a) (b)	15,683	337,655
BroadSoft, Inc. (a) (b)	9,195	377,271
Cadence Design Systems, Inc. (a)	15,702	381,559
Callidus Software, Inc. (a) (b)	19,667	392,947
CDK Global, Inc.	6,799	377,277
Citrix Systems, Inc. (a)	4,509	361,126
Ebix, Inc. (b)	8,191	392,349
Ellie Mae, Inc. (a) (b)	4,610	422,506
Epiq Systems, Inc. (b)	7,064	103,134
Fair Isaac Corp.	3,416	386,042
Guidewire Software, Inc. (a)	6,494	401,069
HubSpot, Inc. (a)	7,905	343,235
Interactive Intelligence Group, Inc. (a) (b)	8,769	359,441
Intuit, Inc.	3,644	406,707
Manhattan Associates, Inc. (a) (b)	5,867	376,251
Mentor Graphics Corp. (b)	17,710	376,515
MicroStrategy, Inc. Class A (a) (b)	2,066	361,591
Monotype Imaging Holdings, Inc. (b)	10,746	264,674
Nuance Communications, Inc. (a)	22,774	355,958
Paycom Software, Inc. (a) (b)	9,443	408,032
Paylocity Holding Corp. (a) (b)	9,621	415,627
Pegasystems, Inc. (b)	14,084	379,564
PTC, Inc. (a)	10,474	393,613
Qlik Technologies, Inc. (a)	12,928	382,410
RealPage, Inc. (a) (b)	17,048	380,682
RingCentral, Inc. Class A (a) (b)	19,049	375,646
salesforce.com, Inc. (a)	4,740	376,403
Silver Spring Networks, Inc. (a) (b)	22,995	279,389
Splunk, Inc. (a)	6,907	374,221
SS&C Technologies Holdings, Inc. (b)	13,228	371,442
Synchronoss Technologies, Inc. (a) (b)	11,203	356,928
Synopsys, Inc. (a)	7,387	399,489
TiVo, Inc. (a)	39,495	391,001
Tyler Technologies, Inc. (a) (b)	2,468	411,440
Ultimate Software Group, Inc. (a) (b)	1,894	398,289
Verint Systems, Inc. (a)	10,626	352,039
Workday, Inc. Class A (a) (b)	4,996	373,051
Xura, Inc. (a)	13,459	328,803
Zendesk, Inc. (a) (b)	14,418	380,347

		16,614,022

DATA PROCESSING & OUTSOURCED SERVICES — 29.2%
Alliance Data Systems Corp. (a)	1,799	352,460
Automatic Data Processing, Inc.	4,453	409,097
Black Knight Financial Services, Inc. Class A (a) (b)	8,353	314,073
Blackhawk Network Holdings, Inc. (a) (b)	11,650	390,158
Broadridge Financial Solutions, Inc.	6,104	397,981
Cardtronics, Inc. (a) (b)	9,631	383,410
Convergys Corp. (b)	14,165	354,125

CoreLogic, Inc. (a)	10,212	392,958
CSG Systems International, Inc. (b)	9,193	370,570
DST Systems, Inc.	3,290	383,055
Euronet Worldwide, Inc. (a)	4,937	341,591
EVERTEC, Inc. (b)	17,064	265,175
ExlService Holdings, Inc. (a)	7,562	396,324
Fidelity National Information Services, Inc.	5,217	384,389
First Data Corp. Class A (a)	31,404	347,642
Fiserv, Inc. (a) (b)	3,646	396,430
FleetCor Technologies, Inc. (a) (b)	2,632	376,718
Genpact, Ltd. (a)	13,876	372,432
Global Payments, Inc. (b)	5,189	370,391
Jack Henry & Associates, Inc. (b)	4,589	400,482
MasterCard, Inc. Class A	4,074	358,756
MAXIMUS, Inc.	6,783	375,575
NeuStar, Inc. Class A (a) (b)	16,160	379,922
Paychex, Inc. (b)	7,109	422,985
PayPal Holdings, Inc. (a)	10,548	385,107
Sabre Corp.	13,822	370,291
Sykes Enterprises, Inc. (a)	12,733	368,748
Syntel, Inc. (a) (b)	8,391	379,777
TeleTech Holdings, Inc.	7,097	192,542
Total System Services, Inc.	7,385	392,217
Travelport Worldwide, Ltd.	29,539	380,758
Vantiv, Inc. Class A (a)	7,487	423,764
Visa, Inc. Class A (b)	4,837	358,760
Western Union Co. (b)	20,033	384,233
WEX, Inc. (a) (b)	4,273	378,887
Xerox Corp. (b)	39,058	370,660

		13,322,443

HOME ENTERTAINMENT SOFTWARE — 3.4%
Activision Blizzard, Inc.	10,269	406,960
Electronic Arts, Inc. (a) (b)	5,152	390,316
Take-Two Interactive Software, Inc. (a) (b)	9,934	376,697
Zynga, Inc. Class A (a) (b)	146,355	364,424

		1,538,397

IT CONSULTING & OTHER SERVICES — 13.6%
Accenture PLC Class A	3,279	371,478
Acxiom Corp. (a) (b)	17,726	389,795
Booz Allen Hamilton Holding Corp.	13,278	393,560
CACI International, Inc. Class A (a) (b)	3,880	350,791
Cognizant Technology Solutions Corp. Class A (a)	6,435	368,339
Computer Sciences Corp.	7,509	372,822
CSRA, Inc.	15,987	374,575
EPAM Systems, Inc. (a)	5,421	348,624
Forrester Research, Inc. (b)	2,624	96,721
Gartner, Inc. (a)	3,858	375,808
International Business Machines Corp. (b)	2,545	386,280
Leidos Holdings, Inc.	8,003	383,104
ManTech International Corp. Class A	10,252	387,731
Perficient, Inc. (a) (b)	9,045	183,704
Science Applications International Corp.	6,766	394,796
Teradata Corp. (a) (b)	13,926	349,125

See accompanying notes to financial statements.

SPDR S&P Software & Services ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Unisys Corp. (a) (b)	47,941	$349,010
Virtusa Corp. (a) (b)	11,357	327,990

		6,204,253

SYSTEMS SOFTWARE — 17.0%
CA, Inc.	11,756	385,950
CommVault Systems, Inc. (a)	8,397	362,666
FireEye, Inc. (a)	24,531	404,026
Fortinet, Inc. (a)	11,509	363,569
Gigamon, Inc. (a) (b)	11,539	431,443
Imperva, Inc. (a)	10,236	440,250
Infoblox, Inc. (a) (b)	20,818	390,546
Microsoft Corp.	7,534	385,515
NetSuite, Inc. (a) (b)	4,865	354,172
Oracle Corp.	10,011	409,750
Progress Software Corp. (a) (b)	14,860	408,056
Proofpoint, Inc. (a) (b)	6,262	395,070
Qualys, Inc. (a)	12,208	363,920
Red Hat, Inc. (a)	5,042	366,049
Rovi Corp. (a) (b)	24,331	380,537
ServiceNow, Inc. (a)	5,239	347,870
Symantec Corp. (b)	22,419	460,486
Tableau Software, Inc. Class A (a) (b)	7,194	351,930
VASCO Data Security International, Inc. (a)	22,990	376,806
VMware, Inc. Class A (a) (b)	6,136	351,102

		7,729,713

TOTAL COMMON STOCKS (Cost $42,303,196)		45,408,828

SHORT-TERM INVESTMENTS — 20.2%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (c) (d)	128,082	128,082
State Street Navigator Securities Lending Prime Portfolio (c) (e)	9,073,151	9,073,151

TOTAL SHORT-TERM INVESTMENTS (Cost $9,201,233)		9,201,233

TOTAL INVESTMENTS — 119.9% (Cost $51,504,429)		54,610,061
LIABILITIES IN EXCESS OF OTHER ASSETS — (19.9)%		(9,068,482)

NET ASSETS — 100.0%		$45,541,579

(a)	Non-income producing security
(b)	All or a portion of the shares of the security are on loan at June 30, 2016.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at June 30, 2016.
(e)	Investment of cash collateral for securities loaned

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Application Software	$16,614,022	$—	$—	$16,614,022
Data Processing & Outsourced Services	13,322,443	—	—	13,322,443
Home Entertainment Software	1,538,397	—	—	1,538,397
IT Consulting & Other Services	6,204,253	—	—	6,204,253
Systems Software	7,729,713	—	—	7,729,713
Short-Term Investments	9,201,233	—	—	9,201,233

TOTAL INVESTMENTS	$54,610,061	$—	$—	$54,610,061

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	42,123	$42,123	2,910,072	2,824,113	128,082	$128,082	$279	$—
State Street Navigator Securities Lending Prime Portfolio	11,166,763	11,166,763	30,632,999	32,726,611	9,073,151	9,073,151	67,282	—

See accompanying notes to financial statements.

SPDR S&P Technology Hardware ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.8%
ELECTRONIC COMPONENTS — 25.9%
Amphenol Corp. Class A	2,594	$148,714
AVX Corp.	1,561	21,198
Belden, Inc.	2,404	145,129
Corning, Inc.	7,518	153,969
Dolby Laboratories, Inc. Class A	3,231	154,603
II-VI, Inc. (a)	2,730	51,215
InvenSense, Inc. (a)	13,642	83,625
Knowles Corp. (a)	8,664	118,524
Littelfuse, Inc.	1,256	148,447
Rogers Corp. (a)	991	60,550
Universal Display Corp. (a)	2,242	152,008
Vishay Intertechnology, Inc.	11,433	141,655

		1,379,637

ELECTRONIC EQUIPMENT & INSTRUMENTS — 30.7%
Badger Meter, Inc.	755	55,138
Cognex Corp.	3,516	151,540
Coherent, Inc. (a)	1,632	149,785
FARO Technologies, Inc. (a)	1,242	42,017
FEI Co.	1,445	154,442
Fitbit, Inc. Class A (a)	10,941	133,699
FLIR Systems, Inc.	4,981	154,162
Itron, Inc. (a)	1,933	83,312
Keysight Technologies, Inc. (a)	5,035	146,468
MTS Systems Corp.	1,098	48,136
National Instruments Corp.	3,751	102,777
OSI Systems, Inc. (a)	2,215	128,758
VeriFone Systems, Inc. (a)	7,846	145,465
Zebra Technologies Corp. Class A (a)	2,754	137,975

		1,633,674

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 43.2%
3D Systems Corp. (a)	12,391	169,633
Apple, Inc.	1,561	149,232

Cray, Inc. (a)	4,166	124,647
Diebold, Inc.	6,012	149,278
Eastman Kodak Co. (a)	1,384	22,255
Electronics For Imaging, Inc. (a)	3,480	149,779
EMC Corp.	5,567	151,255
Hewlett Packard Enterprise Co.	8,068	147,402
HP, Inc.	11,427	143,409
Lexmark International, Inc. Class A	4,107	155,039
NCR Corp. (a)	5,156	143,182
NetApp, Inc.	6,299	154,892
Nimble Storage, Inc. (a)	7,177	57,129
Pure Storage, Inc. Class A (a)	14,218	154,976
Seagate Technology PLC	6,666	162,384
Super Micro Computer, Inc. (a)	4,405	109,464
Western Digital Corp.	3,293	155,627

		2,299,583

TOTAL COMMON STOCKS (Cost $4,991,762)		5,312,894

SHORT-TERM INVESTMENT — 4.6%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (b) (c) (Cost $245,842)	245,842	245,842

TOTAL INVESTMENTS — 104.4% (Cost $5,237,604)		5,558,736
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.4)%		(235,461)

NET ASSETS — 100.0%		$5,323,275

(a)	Non-income producing security
(b)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(c)	The rate shown is the annualized seven-day yield at June 30, 2016.

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Electronic Components	$1,379,637	$—	$—	$1,379,637
Electronic Equipment & Instruments	1,633,674	—	—	1,633,674
Technology Hardware, Storage & Peripherals	2,299,583	—	—	2,299,583
Short-Term Investment	245,842	—	—	245,842

TOTAL INVESTMENTS	$5,558,736	$—	$—	$5,558,736

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	—	$—	245,842	—	245,842	$245,842	$3	$—

See accompanying notes to financial statements.

SPDR S&P Telecom ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.8%
ALTERNATIVE CARRIERS — 14.7%
8x8, Inc. (a)	20,808	$304,005
Cogent Communications Holdings, Inc. (b)	13,647	546,699
Globalstar, Inc. (a) (b)	174,658	211,336
Inteliquent, Inc. (b)	10,078	200,451
Iridium Communications, Inc. (a) (b)	28,993	257,458
Level 3 Communications, Inc. (a)	10,650	548,369
ORBCOMM, Inc. (a) (b)	26,091	259,605
Vonage Holdings Corp. (a) (b)	89,770	547,597
Zayo Group Holdings, Inc. (a) (b)	20,316	567,426

		3,442,946

COMMUNICATIONS EQUIPMENT — 56.9%
ADTRAN, Inc.	17,255	321,806
Arista Networks, Inc. (a)	7,617	490,382
ARRIS International PLC (a) (b)	23,597	494,593
Brocade Communications Systems, Inc.	62,756	576,100
CalAmp Corp. (a) (b)	18,092	267,943
Ciena Corp. (a) (b)	26,357	494,194
Cisco Systems, Inc.	19,175	550,131
CommScope Holding Co., Inc. (a)	17,379	539,270
Comtech Telecommunications Corp.	3,722	47,790
EchoStar Corp. Class A (a)	6,457	256,343
F5 Networks, Inc. (a)	4,662	530,722
Finisar Corp. (a) (b)	32,065	561,458
Harris Corp.	6,872	573,400
Infinera Corp. (a) (b)	43,866	494,809
InterDigital, Inc. (b)	9,443	525,786
Ixia (a)	16,789	164,868
Juniper Networks, Inc.	24,255	545,495
Lumentum Holdings, Inc. (a) (b)	22,693	549,171
Motorola Solutions, Inc.	8,254	544,516
NETGEAR, Inc. (a)	8,787	417,734
NetScout Systems, Inc. (a) (b)	23,320	518,870
Oclaro, Inc. (a) (b)	114,774	560,097
Palo Alto Networks, Inc. (a) (b)	4,241	520,116
Plantronics, Inc. (b)	8,241	362,604
Polycom, Inc. (a)	46,817	526,691
ShoreTel, Inc. (a) (b)	17,691	118,353
Sonus Networks, Inc. (a) (b)	17,323	150,537
Ubiquiti Networks, Inc. (a) (b)	13,983	540,583
ViaSat, Inc. (a) (b)	7,682	548,495
Viavi Solutions, Inc. (a) (b)	75,632	501,440

		13,294,297

INTEGRATED TELECOMMUNICATION SERVICES — 18.6%
AT&T, Inc. (b)	13,803	596,428
ATN International, Inc.	3,375	262,609
CenturyLink, Inc. (b)	20,647	598,970
Cincinnati Bell, Inc. (a) (b)	28,662	130,985
Consolidated Communications Holdings, Inc. (b)	10,307	280,763
Frontier Communications Corp. (b)	108,935	538,139
General Communication, Inc. Class A (a)	8,508	134,426
SBA Communications Corp. Class A (a)	5,510	594,749
Verizon Communications, Inc. (b)	10,569	590,173
Windstream Holdings, Inc. (b)	65,182	604,237

		4,331,479

WIRELESS TELECOMMUNICATION SERVICES — 9.6%
NII Holdings, Inc. (a) (b)	16,267	51,729
Shenandoah Telecommunications Co. (b)	5,031	196,511
Sprint Corp. (a) (b)	150,042	679,690
T-Mobile US, Inc. (a) (b)	13,276	574,452
Telephone & Data Systems, Inc.	20,016	593,675
United States Cellular Corp. (a) (b)	3,790	148,833

		2,244,890

TOTAL COMMON STOCKS (Cost $24,324,093)		23,313,612

SHORT-TERM INVESTMENTS — 18.7%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (c) (d)	26,185	26,185
State Street Navigator Securities Lending Prime Portfolio (d) (e)	4,330,835	4,330,835

TOTAL SHORT-TERM INVESTMENTS (Cost $4,357,020)		4,357,020

TOTAL INVESTMENTS — 118.5% (Cost $28,681,113)		27,670,632
LIABILITIES IN EXCESS OF OTHER ASSETS — (18.5)%		(4,315,549)

NET ASSETS — 100.0%		$23,355,083

(a)	Non-income producing security
(b)	All or a portion of the shares of the security are on loan at June 30, 2016.
(c)	The rate shown is the annualized seven-day yield at June 30, 2016.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(e)	Investment of cash collateral for securities loaned

See accompanying notes to financial statements.

SPDR S&P Telecom ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:

INVESTMENTS:
Common Stocks
Alternative Carriers	$3,442,946	$—	$—	$3,442,946
Communications Equipment	13,294,297	—	—	13,294,297
Integrated Telecommunication Services	4,331,479	—	—	4,331,479
Wireless Telecommunication Services	2,244,890	—	—	2,244,890
Short-Term Investments	4,357,020	—	—	4,357,020

TOTAL INVESTMENTS	$27,670,632	$—	$—	$27,670,632

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	21,840	$21,840	1,002,360	998,015	26,185	$26,185	$161	$—
State Street Navigator Securities Lending Prime Portfolio	13,333,121	13,333,121	30,231,546	39,233,832	4,330,835	4,330,835	57,503	—

See accompanying notes to financial statements.

SPDR S&P Transportation ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.7%
AIR FREIGHT & LOGISTICS — 20.7%
Air Transport Services Group, Inc. (a)	92,876	$1,203,673
Atlas Air Worldwide Holdings, Inc. (a)	82,447	3,414,955
C.H. Robinson Worldwide, Inc.	62,461	4,637,729
Echo Global Logistics, Inc. (a) (b)	107,762	2,416,024
Expeditors International of Washington, Inc. (b)	92,549	4,538,603
FedEx Corp.	28,352	4,303,266
Forward Air Corp.	47,394	2,110,455
Hub Group, Inc. Class A (a)	98,437	3,777,028
United Parcel Service, Inc. Class B	43,590	4,695,515
XPO Logistics, Inc. (a) (b)	157,361	4,132,300

		35,229,548

AIRLINES — 26.7%
Alaska Air Group, Inc.	68,050	3,966,634
Allegiant Travel Co.	30,626	4,639,839
American Airlines Group, Inc.	137,524	3,893,304
Delta Air Lines, Inc.	108,431	3,950,141
Hawaiian Holdings, Inc. (a) (b)	113,972	4,326,377
JetBlue Airways Corp. (a)	251,885	4,171,216
SkyWest, Inc.	123,420	3,265,693
Southwest Airlines Co.	104,470	4,096,269
Spirit Airlines, Inc. (a) (b)	99,493	4,464,251
United Continental Holdings, Inc. (a)	98,896	4,058,692
Virgin America, Inc. (a) (b)	81,313	4,570,604

		45,403,020

AIRPORT SERVICES — 3.7%
Macquarie Infrastructure Corp.	62,367	4,618,276
Wesco Aircraft Holdings, Inc. (a) (b)	121,495	1,630,463

		6,248,739

MARINE — 4.1%
Kirby Corp. (a) (b)	64,619	4,031,579
Matson, Inc.	94,796	3,060,963

		7,092,542

RAILROADS — 13.2%
CSX Corp.	170,224	4,439,442
Genesee & Wyoming, Inc. Class A (a)	72,158	4,253,714
Kansas City Southern	51,469	4,636,842
Norfolk Southern Corp.	54,155	4,610,215
Union Pacific Corp.	51,321	4,477,758

		22,417,971

TRUCKING — 31.3%
AMERCO	12,339	4,621,572
ArcBest Corp.	106,492	1,730,495
Avis Budget Group, Inc. (a)	138,712	4,470,688
Heartland Express, Inc.	184,087	3,201,273
Hertz Global Holdings, Inc. (a)	426,703	4,723,602
JB Hunt Transport Services, Inc.	56,296	4,556,035
Knight Transportation, Inc. (b)	171,656	4,562,617
Landstar System, Inc. (b)	69,291	4,757,520
Marten Transport, Ltd.	37,562	743,728
Old Dominion Freight Line, Inc. (a)	75,866	4,575,479
Ryder System, Inc.	69,309	4,237,552
Saia, Inc. (a)	94,485	2,375,353

Swift Transportation Co. (a) (b)	289,693	4,464,169
Werner Enterprises, Inc.	185,419	4,259,074

		53,279,157

TOTAL COMMON STOCKS (Cost $207,194,832)		169,670,977

SHORT-TERM INVESTMENTS — 13.2%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (c) (d)	486,211	486,211
State Street Navigator Securities Lending Prime Portfolio (d) (e)	21,972,525	21,972,525

TOTAL SHORT-TERM INVESTMENTS (Cost $22,458,736)		22,458,736

TOTAL INVESTMENTS — 112.9% (Cost $229,653,568)		192,129,713
LIABILITIES IN EXCESS OF OTHER ASSETS — (12.9)%		(21,966,782)

NET ASSETS — 100.0%		$170,162,931

(a)	Non-income producing security
(b)	All or a portion of the shares of the security are on loan at June 30, 2016.
(c)	The rate shown is the annualized seven-day yield at June 30, 2016.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(e)	Investment of cash collateral for securities loaned

See accompanying notes to financial statements.

SPDR S&P Transportation ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Air Freight & Logistics	$35,229,548	$—	$—	$35,229,548
Airlines	45,403,020	—	—	45,403,020
Airport Services	6,248,739	—	—	6,248,739
Marine	7,092,542	—	—	7,092,542
Railroads	22,417,971	—	—	22,417,971
Trucking	53,279,157	—	—	53,279,157
Short-Term Investments	22,458,736	—	—	22,458,736

TOTAL INVESTMENTS	$192,129,713	$—	$—	$192,129,713

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	700,378	$700,378	4,811,119	5,025,286	486,211	$486,211	$1,061	$—
State Street Navigator Securities Lending Prime Portfolio	15,742,102	15,742,102	223,982,310	217,751,887	21,972,525	21,972,525	214,096	—

See accompanying notes to financial statements.

SPDR S&P 1500 Value Tilt ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.6%
AEROSPACE & DEFENSE — 2.2%
AAR Corp.	6	$140
Aerojet Rocketdyne Holdings, Inc. (a) (b)	16	292
Aerovironment, Inc. (b)	3	83
American Science & Engineering, Inc.	1	37
B/E Aerospace, Inc.	9	416
Boeing Co. (a)	124	16,104
Cubic Corp. (a)	5	201
Curtiss-Wright Corp.	4	337
Engility Holdings, Inc. (a) (b)	12	253
Esterline Technologies Corp. (a) (b)	7	434
General Dynamics Corp.	50	6,962
Honeywell International, Inc.	89	10,353
Huntington Ingalls Industries, Inc.	7	1,176
KLX, Inc. (a) (b)	4	124
L-3 Communications Holdings, Inc.	21	3,081
Lockheed Martin Corp. (a)	47	11,664
Mercury Systems, Inc. (b)	6	149
Moog, Inc. Class A (b)	11	593
National Presto Industries, Inc.	2	189
Northrop Grumman Corp.	26	5,779
Orbital ATK, Inc. (a)	12	1,022
Raytheon Co. (a)	41	5,574
Rockwell Collins, Inc. (a)	12	1,022
Teledyne Technologies, Inc. (a) (b)	7	693
Textron, Inc.	59	2,157
Triumph Group, Inc. (a)	35	1,243
United Technologies Corp.	169	17,331

		87,409

AIR FREIGHT & LOGISTICS — 0.6%
Atlas Air Worldwide Holdings, Inc. (b)	13	538
C.H. Robinson Worldwide, Inc.	23	1,708
Expeditors International of Washington, Inc. (a)	22	1,079
FedEx Corp.	44	6,678
Forward Air Corp.	3	134
Hub Group, Inc. Class A (b)	7	269
United Parcel Service, Inc. Class B (a)	124	13,357

		23,763

AIRLINES — 0.6%
Alaska Air Group, Inc.	16	933
Allegiant Travel Co.	3	454
American Airlines Group, Inc. (a)	204	5,775
Delta Air Lines, Inc.	182	6,630
JetBlue Airways Corp. (a) (b)	85	1,408
SkyWest, Inc. (a)	28	741
Southwest Airlines Co.	90	3,529
United Continental Holdings, Inc. (b)	151	6,197

		25,667

AUTO COMPONENTS — 0.4%
BorgWarner, Inc. (a)	44	1,299
Dana Holding Corp.	104	1,098
Delphi Automotive PLC (a)	38	2,379
Dorman Products, Inc. (a) (b)	7	400
Drew Industries, Inc.	4	339
Gentex Corp. (a)	32	495
Goodyear Tire & Rubber Co. (a)	102	2,617

Johnson Controls, Inc. (a)	141	6,241
Standard Motor Products, Inc.	7	279
Superior Industries International, Inc.	8	214

		15,361

AUTOMOBILES — 1.6%
Ford Motor Co. (a)	2,727	34,278
General Motors Co.	983	27,819
Harley-Davidson, Inc. (a)	37	1,676
Thor Industries, Inc. (a)	12	777
Winnebago Industries, Inc. (a)	5	115

		64,665

BANKS — 10.0%
Associated Banc-Corp (a)	41	703
BancorpSouth, Inc.	4	91
Bank of America Corp.	4,348	57,698
Bank of Hawaii Corp. (a)	10	688
Bank of the Ozarks, Inc. (a)	8	300
Banner Corp. (a)	8	340
BB&T Corp. (a)	209	7,442
BBCN Bancorp, Inc.	9	134
Boston Private Financial Holdings, Inc. (a)	13	153
Brookline Bancorp, Inc. (a)	14	154
Cardinal Financial Corp.	19	417
Cathay General Bancorp	13	367
Citigroup, Inc.	2,062	87,408
Citizens Financial Group, Inc. (a)	123	2,458
City Holding Co. (a)	4	182
Columbia Banking System, Inc. (a)	6	168
Comerica, Inc. (a)	122	5,018
Commerce Bancshares, Inc. (a)	17	814
Community Bank System, Inc. (a)	8	329
Cullen/Frost Bankers, Inc. (a)	14	892
CVB Financial Corp. (a)	21	344
East West Bancorp, Inc.	22	752
Fifth Third Bancorp (a)	330	5,805
First BanCorp (a) (b)	38	151
First Commonwealth Financial Corp. (a)	28	258
First Financial Bancorp	16	311
First Financial Bankshares, Inc. (a)	10	328
First Horizon National Corp. (a)	66	909
First Midwest Bancorp, Inc. (a)	17	298
First Niagara Financial Group, Inc.	112	1,091
FirstMerit Corp. (a)	26	527
FNB Corp. (a)	38	476
Fulton Financial Corp. (a)	44	594
Glacier Bancorp, Inc. (a)	17	452
Hancock Holding Co. (a)	28	731
Hanmi Financial Corp.	8	188
Home BancShares, Inc. (a)	16	317
Huntington Bancshares, Inc.	169	1,511
Independent Bank Corp.	4	183
International Bancshares Corp.	18	470
JPMorgan Chase & Co.	1,546	96,068
KeyCorp	118	1,304
LegacyTexas Financial Group, Inc.	5	135
M&T Bank Corp. (a)	26	3,074
MB Financial, Inc.	11	399
NBT Bancorp, Inc.	9	258

See accompanying notes to financial statements.

SPDR S&P 1500 Value Tilt ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Old National Bancorp (a)	21	$263
PacWest Bancorp (a)	12	477
People’s United Financial, Inc.	94	1,378
Pinnacle Financial Partners, Inc.	8	391
PNC Financial Services Group, Inc.	169	13,755
PrivateBancorp, Inc.	14	616
Prosperity Bancshares, Inc.	11	561
Regions Financial Corp. (a)	542	4,612
S&T Bancorp, Inc. (a)	8	196
Signature Bank (b)	6	749
Simmons First National Corp. Class A (a)	4	185
Sterling Bancorp	24	377
SunTrust Banks, Inc.	171	7,025
SVB Financial Group (b)	7	666
Synovus Financial Corp.	35	1,015
TCF Financial Corp.	48	607
Texas Capital Bancshares, Inc. (a) (b)	5	234
Tompkins Financial Corp. (a)	4	260
Trustmark Corp. (a)	15	373
UMB Financial Corp. (a)	8	426
Umpqua Holdings Corp. (a)	25	387
United Bankshares, Inc. (a)	11	413
United Community Banks, Inc. (a)	28	512
US Bancorp	355	14,317
Valley National Bancorp (a)	53	483
Webster Financial Corp. (a)	17	577
Wells Fargo & Co.	1,220	57,743
Westamerica Bancorporation (a)	5	246
Wilshire Bancorp, Inc.	15	156
Wintrust Financial Corp.	8	408
Zions Bancorp (a)	54	1,357

		393,455

BEVERAGES — 1.0%
Boston Beer Co., Inc. Class A (b)	1	171
Brown-Forman Corp. Class B (a)	14	1,397
Coca-Cola Co.	450	20,398
Constellation Brands, Inc. Class A	12	1,985
Dr. Pepper Snapple Group, Inc. (a)	17	1,643
Molson Coors Brewing Co. Class B (a)	17	1,719
Monster Beverage Corp. (b)	5	804
PepsiCo, Inc.	108	11,441

		39,558

BIOTECHNOLOGY — 1.1%
AbbVie, Inc. (a)	145	8,977
Acorda Therapeutics, Inc. (a) (b)	8	204
Alexion Pharmaceuticals, Inc. (b)	15	1,751
Amgen, Inc.	30	4,565
Biogen, Inc. (a) (b)	20	4,836
Celgene Corp. (b)	52	5,129
Emergent BioSolutions, Inc. (a) (b)	7	197
Gilead Sciences, Inc.	153	12,763
Momenta Pharmaceuticals, Inc. (b)	10	108
Regeneron Pharmaceuticals, Inc. (a) (b)	5	1,746
Spectrum Pharmaceuticals, Inc. (b)	43	283
United Therapeutics Corp. (a) (b)	4	424
Vertex Pharmaceuticals, Inc. (b)	12	1,032

		42,015

BUILDING PRODUCTS — 0.1%
AAON, Inc.	6	165
Allegion PLC	5	347
AO Smith Corp.	8	705
Apogee Enterprises, Inc. (a)	9	417
Fortune Brands Home & Security, Inc. (a)	18	1,043
Gibraltar Industries, Inc. (b)	8	253
Griffon Corp. (a)	17	287
Lennox International, Inc. (a)	4	570
Masco Corp.	39	1,207
Quanex Building Products Corp. (a)	7	130
Simpson Manufacturing Co., Inc. (a)	7	280
Universal Forest Products, Inc.	6	556

		5,960

CAPITAL MARKETS — 2.5%
Affiliated Managers Group, Inc. (a) (b)	5	704
Ameriprise Financial, Inc.	45	4,043
Bank of New York Mellon Corp.	233	9,052
BlackRock, Inc. (a)	25	8,563
Calamos Asset Management, Inc. Class A	11	80
Charles Schwab Corp.	101	2,556
E*TRADE Financial Corp. (b)	46	1,081
Eaton Vance Corp. (a)	16	565
Evercore Partners, Inc. Class A	8	354
Federated Investors, Inc. Class B	22	633
Financial Engines, Inc.	3	78
Franklin Resources, Inc.	126	4,205
Goldman Sachs Group, Inc.	133	19,761
Greenhill & Co., Inc. (a)	5	80
Interactive Brokers Group, Inc. Class A (a)	12	425
Invesco, Ltd. (a)	90	2,299
Investment Technology Group, Inc. (a)	14	234
Janus Capital Group, Inc. (a)	41	571
Legg Mason, Inc. (a)	36	1,062
Morgan Stanley	1,069	27,773
Northern Trust Corp. (a)	35	2,319
Piper Jaffray Cos. (b)	9	339
Raymond James Financial, Inc.	23	1,134
SEI Investments Co. (a)	58	2,790
State Street Corp. (c)	72	3,882
Stifel Financial Corp. (b)	35	1,101
T Rowe Price Group, Inc.	36	2,627
Waddell & Reed Financial, Inc. Class A (a)	34	585

		98,896

CHEMICALS — 2.0%
A Schulman, Inc. (a)	9	220
Air Products & Chemicals, Inc.	27	3,835
Albemarle Corp. (a)	12	952
American Vanguard Corp. (a)	3	45
Ashland, Inc. (a)	13	1,492
Balchem Corp. (a)	2	119
Cabot Corp.	15	685
Calgon Carbon Corp.	9	118
CF Industries Holdings, Inc.	98	2,362
Chemours Co.	127	1,047
Dow Chemical Co.	242	12,030
E.I. du Pont de Nemours & Co. (a)	124	8,035
Eastman Chemical Co. (a)	33	2,241
Ecolab, Inc.	24	2,846

See accompanying notes to financial statements.

SPDR S&P 1500 Value Tilt ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

FMC Corp. (a)	14	$648
FutureFuel Corp.	26	283
Hawkins, Inc.	2	87
HB Fuller Co.	8	352
Ingevity Corp. (b)	7	238
Innophos Holdings, Inc.	7	296
International Flavors & Fragrances, Inc. (a)	7	883
Koppers Holdings, Inc. (a) (b)	5	154
Kraton Performance Polymers, Inc. (a) (b)	9	251
LSB Industries, Inc. (a) (b)	4	48
LyondellBasell Industries NV Class A (a)	146	10,865
Minerals Technologies, Inc.	6	341
Monsanto Co.	62	6,411
Mosaic Co. (a)	148	3,875
NewMarket Corp.	1	414
Olin Corp. (a)	22	547
PolyOne Corp.	11	388
PPG Industries, Inc.	26	2,708
Praxair, Inc. (a)	42	4,720
Quaker Chemical Corp. (a)	3	268
Rayonier Advanced Materials, Inc.	9	122
RPM International, Inc. (a)	93	4,645
Scotts Miracle-Gro Co. Class A	9	629
Sensient Technologies Corp. (a)	10	710
Sherwin-Williams Co. (a)	7	2,056
Stepan Co. (a)	4	238
Tredegar Corp.	7	113
Valspar Corp.	12	1,296

		79,613

COMMERCIAL SERVICES & SUPPLIES — 0.7%
ABM Industries, Inc.	18	657
Brady Corp. Class A	10	306
Brink’s Co.	26	741
Cintas Corp. (a)	19	1,864
Clean Harbors, Inc. (b)	6	313
Copart, Inc. (b)	17	833
Deluxe Corp. (a)	8	531
Essendant, Inc. (a)	15	458
G&K Services, Inc. Class A (a)	5	383
Healthcare Services Group, Inc. (a)	9	372
Herman Miller, Inc.	10	299
HNI Corp. (a)	11	511
Interface, Inc.	9	137
Matthews International Corp. Class A (a)	6	334
Mobile Mini, Inc. (a)	8	277
MSA Safety, Inc.	6	315
Pitney Bowes, Inc. (a)	66	1,175
Republic Services, Inc.	63	3,233
Rollins, Inc. (a)	66	1,932
RR Donnelley & Sons Co.	132	2,233
Stericycle, Inc. (a) (b)	9	937
Tetra Tech, Inc. (a)	13	400
Tyco International PLC (a)	76	3,238
UniFirst Corp. (a)	4	463
Viad Corp. (a)	6	186
Waste Management, Inc.	57	3,777

		25,905

COMMUNICATIONS EQUIPMENT — 0.9%
ADTRAN, Inc. (a)	8	149
ARRIS International PLC (a) (b)	25	524
Bel Fuse, Inc. Class B	3	53
Black Box Corp.	6	79
Ciena Corp. (a) (b)	11	206
Cisco Systems, Inc.	905	25,965
Comtech Telecommunications Corp.	5	64
Digi International, Inc. (b)	6	64
F5 Networks, Inc. (a) (b)	6	683
Harmonic, Inc. (a) (b)	21	60
Harris Corp. (a)	22	1,836
InterDigital, Inc. (a)	9	501
Ixia (b)	33	324
Juniper Networks, Inc. (a)	62	1,395
Lumentum Holdings, Inc. (b)	6	145
Motorola Solutions, Inc.	30	1,979
NETGEAR, Inc. (a) (b)	6	285
NetScout Systems, Inc. (a) (b)	6	134
Plantronics, Inc. (a)	5	220
Polycom, Inc. (a) (b)	25	281
ViaSat, Inc. (a) (b)	5	357
Viavi Solutions, Inc. (a) (b)	30	199

		35,503

CONSTRUCTION & ENGINEERING — 0.3%
AECOM (a) (b)	40	1,271
Aegion Corp. (b)	9	176
Comfort Systems USA, Inc. (a)	14	456
Dycom Industries, Inc. (a) (b)	7	628
EMCOR Group, Inc.	16	788
Fluor Corp.	57	2,809
Granite Construction, Inc.	10	456
Jacobs Engineering Group, Inc. (b)	45	2,241
KBR, Inc. (a)	94	1,245
Orion Group Holdings, Inc. (b)	8	42
Quanta Services, Inc. (b)	67	1,549
Valmont Industries, Inc. (a)	4	541

		12,202

CONSTRUCTION MATERIALS — 0.1%
Eagle Materials, Inc. (a)	5	386
Headwaters, Inc. (a) (b)	20	359
Martin Marietta Materials, Inc.	5	960
Vulcan Materials Co. (a)	9	1,083

		2,788

CONSUMER FINANCE — 1.0%
American Express Co. (a)	191	11,605
Capital One Financial Corp.	222	14,099
Cash America International, Inc. (a)	18	767
Discover Financial Services	104	5,573
Encore Capital Group, Inc. (a) (b)	6	141
EZCORP, Inc. Class A (a) (b)	9	68
First Cash Financial Services, Inc.	2	103
Green Dot Corp. (Class A) (a) (b)	23	529
Navient Corp. (a)	240	2,868
PRA Group, Inc. (a) (b)	9	217
SLM Corp. (a) (b)	20	124

See accompanying notes to financial statements.

SPDR S&P 1500 Value Tilt ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Synchrony Financial (a) (b)	181	$4,576
World Acceptance Corp. (a) (b)	4	182

		40,852

CONTAINERS & PACKAGING — 0.5%
AptarGroup, Inc.	10	791
Avery Dennison Corp.	17	1,271
Ball Corp. (a)	17	1,229
Bemis Co., Inc.	17	875
Greif, Inc. Class A (a)	16	596
International Paper Co.	139	5,891
Myers Industries, Inc.	7	101
Owens-Illinois, Inc. (a) (b)	88	1,585
Packaging Corp. of America (a)	26	1,740
Sealed Air Corp.	21	965
Silgan Holdings, Inc.	12	618
Sonoco Products Co.	27	1,341
WestRock Co. (a)	47	1,827

		18,830

DISTRIBUTORS — 0.1%
Core-Mark Holding Co., Inc. (a)	16	750
Genuine Parts Co. (a)	29	2,936
LKQ Corp. (b)	49	1,553
Pool Corp.	7	658
VOXX International Corp. (b)	10	28

		5,925

DIVERSIFIED CONSUMER SERVICES — 0.1%
American Public Education, Inc. (a) (b)	2	56
Capella Education Co.	3	158
Career Education Corp. (a) (b)	28	167
DeVry Education Group, Inc. (a)	60	1,070
Graham Holdings Co. Class B	3	1,469
H&R Block, Inc. (a)	35	805
Regis Corp. (b)	19	237
Service Corp. International (a)	23	622
Sotheby’s (a)	8	219
Strayer Education, Inc. (a) (b)	3	147
Universal Technical Institute, Inc.	5	11

		4,961

DIVERSIFIED FINANCIAL SERVICES — 2.3%
Berkshire Hathaway, Inc. Class B (b)	495	71,671
CBOE Holdings, Inc. (a)	7	466
CME Group, Inc.	61	5,942
FactSet Research Systems, Inc. (a)	3	484
Intercontinental Exchange, Inc.	11	2,816
Leucadia National Corp. (a)	140	2,426
MarketAxess Holdings, Inc. (a)	4	582
Moody’s Corp.	12	1,125
MSCI, Inc. (a)	9	694
Nasdaq, Inc. (a)	20	1,293
S&P Global, Inc. (a)	13	1,394

		88,893

DIVERSIFIED TELECOMMUNICATION SERVICES — 3.2%
AT&T, Inc. (a)	1,435	62,006
ATN International, Inc.	5	389
CenturyLink, Inc. (a)	380	11,024
Cincinnati Bell, Inc. (b)	63	288

Frontier Communications Corp. (a)	364	1,798
General Communication, Inc. Class A (b)	18	284
Iridium Communications, Inc. (a) (b)	50	444
Level 3 Communications, Inc. (b)	58	2,987
Lumos Networks Corp. (b)	2	24
Verizon Communications, Inc. (a)	814	45,454

		124,698

ELECTRIC UTILITIES — 2.5%
ALLETE, Inc.	10	646
Alliant Energy Corp. (a)	44	1,747
American Electric Power Co., Inc.	107	7,500
Duke Energy Corp. (a)	161	13,812
Edison International	65	5,049
El Paso Electric Co.	9	425
Entergy Corp. (a)	60	4,881
Eversource Energy (a)	57	3,414
Exelon Corp. (a)	311	11,308
FirstEnergy Corp.	143	4,992
Great Plains Energy, Inc.	50	1,520
Hawaiian Electric Industries, Inc.	29	951
IDACORP, Inc.	14	1,139
NextEra Energy, Inc.	64	8,346
OGE Energy Corp. (a)	44	1,441
PG&E Corp.	98	6,264
Pinnacle West Capital Corp.	32	2,594
PNM Resources, Inc. (a)	29	1,028
PPL Corp.	146	5,511
Southern Co. (a)	198	10,619
Westar Energy, Inc.	25	1,402
Xcel Energy, Inc. (a)	101	4,523

		99,112

ELECTRICAL EQUIPMENT — 0.5%
AMETEK, Inc. (a)	23	1,063
AZZ, Inc.	4	240
Eaton Corp. PLC	100	5,973
Emerson Electric Co. (a)	134	6,989
Encore Wire Corp.	4	149
EnerSys	5	297
General Cable Corp. (a)	27	343
Hubbell, Inc.	9	949
Powell Industries, Inc.	3	118
Regal Beloit Corp.	31	1,707
Rockwell Automation, Inc. (a)	19	2,182
Vicor Corp. (b)	11	111

		20,121

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.0%
Agilysys, Inc. (a) (b)	5	52
Amphenol Corp. Class A	23	1,319
Anixter International, Inc. (a) (b)	17	906
Arrow Electronics, Inc. (a) (b)	58	3,590
Avnet, Inc.	92	3,727
Badger Meter, Inc. (a)	2	146
Belden, Inc.	1	60
Benchmark Electronics, Inc. (b)	20	423
Cognex Corp. (a)	59	2,543
Coherent, Inc. (a) (b)	7	642
Corning, Inc.	250	5,120

See accompanying notes to financial statements.

SPDR S&P 1500 Value Tilt ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

CTS Corp.	8	$143
Daktronics, Inc. (a)	10	62
DTS, Inc. (a) (b)	2	53
Electro Scientific Industries, Inc. (b)	4	23
FARO Technologies, Inc. (b)	1	34
FEI Co. (a)	5	534
FLIR Systems, Inc. (a)	19	588
II-VI, Inc. (b)	8	150
Ingram Micro, Inc. Class A	104	3,617
Insight Enterprises, Inc. (b)	24	624
IPG Photonics Corp. (a) (b)	5	400
Itron, Inc. (a) (b)	9	388
Jabil Circuit, Inc. (a)	125	2,309
Keysight Technologies, Inc. (b)	19	553
Knowles Corp. (b)	16	219
Littelfuse, Inc. (a)	3	354
Methode Electronics, Inc.	9	308
MTS Systems Corp. (a)	2	88
National Instruments Corp. (a)	12	329
OSI Systems, Inc. (a) (b)	3	174
Park Electrochemical Corp. (a)	3	44
Plexus Corp. (b)	9	389
QLogic Corp. (b)	18	265
Rofin-Sinar Technologies, Inc. (b)	6	192
Rogers Corp. (a) (b)	3	183
Sanmina Corp. (b)	54	1,448
ScanSource, Inc. (b)	8	297
SYNNEX Corp. (a)	19	1,802
TE Connectivity, Ltd. (a)	64	3,655
Tech Data Corp. (b)	21	1,509
Trimble Navigation, Ltd. (b)	26	633
TTM Technologies, Inc. (a) (b)	19	143
VeriFone Systems, Inc. (b)	9	167
Vishay Intertechnology, Inc. (a)	48	595
Zebra Technologies Corp. Class A (a) (b)	8	401

		41,201

ENERGY EQUIPMENT & SERVICES — 1.7%
Archrock, Inc.	145	1,366
Baker Hughes, Inc.	99	4,468
Basic Energy Services, Inc. (a) (b)	10	17
Diamond Offshore Drilling, Inc. (a)	16	389
Dril-Quip, Inc. (a) (b)	5	292
Ensco PLC Class A (a)	137	1,330
Era Group, Inc. (b)	6	56
Exterran Corp. (b)	9	116
FMC Technologies, Inc. (b)	60	1,600
Geospace Technologies Corp. (b)	1	16
Gulf Island Fabrication, Inc.	3	21
Gulfmark Offshore, Inc. Class A (b)	220	689
Halliburton Co.	192	8,696
Helix Energy Solutions Group, Inc. (a) (b)	176	1,190
Helmerich & Payne, Inc. (a)	35	2,350
Hornbeck Offshore Services, Inc. (a) (b)	115	959
ION Geophysical Corp. (b)	1	6
Matrix Service Co. (b)	7	115
Nabors Industries, Ltd. (a)	186	1,869
National Oilwell Varco, Inc. (a)	263	8,850
Newpark Resources, Inc. (a) (b)	50	290
Noble Corp. PLC (a)	90	742

Oceaneering International, Inc. (a)	45	1,344
Oil States International, Inc. (a) (b)	34	1,118
Patterson-UTI Energy, Inc. (a)	95	2,025
Pioneer Energy Services Corp. (a) (b)	18	83
Rowan Cos. PLC Class A (a)	81	1,430
Schlumberger, Ltd. (a)	250	19,770
SEACOR Holdings, Inc. (a) (b)	6	348
Superior Energy Services, Inc. (a)	106	1,951
Tesco Corp. (a)	29	194
TETRA Technologies, Inc. (b)	21	134
Transocean, Ltd. (a)	169	2,009
Unit Corp. (a) (b)	80	1,245
US Silica Holdings, Inc.	30	1,034

		68,112

FOOD & STAPLES RETAILING — 3.8%
Andersons, Inc. (a)	13	462
Casey’s General Stores, Inc. (a)	10	1,315
Costco Wholesale Corp.	76	11,935
CVS Health Corp.	197	18,861
Kroger Co.	329	12,104
SpartanNash Co.	20	612
SUPERVALU, Inc. (b)	172	812
Sysco Corp.	122	6,190
United Natural Foods, Inc. (a) (b)	10	468
Wal-Mart Stores, Inc.	1,087	79,373
Walgreens Boots Alliance, Inc.	172	14,322
Whole Foods Market, Inc. (a)	70	2,241

		148,695

FOOD PRODUCTS — 1.9%
Archer-Daniels-Midland Co.	416	17,842
B&G Foods, Inc. (a)	9	434
Cal-Maine Foods, Inc. (a)	6	266
Calavo Growers, Inc. (a)	2	134
Campbell Soup Co. (a)	31	2,062
ConAgra Foods, Inc.	61	2,916
Darling Ingredients, Inc. (b)	59	879
Dean Foods Co. (a)	61	1,103
Flowers Foods, Inc. (a)	26	488
General Mills, Inc. (a)	67	4,778
Hain Celestial Group, Inc. (a) (b)	12	597
Hershey Co. (a)	17	1,929
Hormel Foods Corp. (a)	48	1,757
Ingredion, Inc.	17	2,200
J&J Snack Foods Corp. (a)	3	358
J.M. Smucker Co.	13	1,981
Kellogg Co.	43	3,511
Kraft Heinz Co. (a)	56	4,955
Lancaster Colony Corp. (a)	4	510
McCormick & Co., Inc.	11	1,173
Mead Johnson Nutrition Co. (a)	17	1,543
Mondelez International, Inc. Class A	282	12,834
Post Holdings, Inc. (a) (b)	14	1,158
Sanderson Farms, Inc. (a)	5	433
Seneca Foods Corp. Class A (b)	4	145
Snyder’s-Lance, Inc.	55	1,864
Tootsie Roll Industries, Inc. (a)	7	270
TreeHouse Foods, Inc. (a) (b)	7	719

See accompanying notes to financial statements.

SPDR S&P 1500 Value Tilt ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Tyson Foods, Inc. Class A	68	$4,542
WhiteWave Foods Co. (b)	16	751

		74,132

GAS UTILITIES — 0.4%
AGL Resources, Inc. (a)	35	2,309
Atmos Energy Corp. (a)	24	1,952
National Fuel Gas Co. (a)	18	1,024
New Jersey Resources Corp. (a)	22	848
Northwest Natural Gas Co.	7	454
ONE Gas, Inc.	10	666
Piedmont Natural Gas Co., Inc.	17	1,022
Questar Corp.	35	888
South Jersey Industries, Inc. (a)	12	379
Southwest Gas Corp.	12	944
Spire, Inc. (a)	8	567
UGI Corp.	82	3,710
WGL Holdings, Inc. (a)	15	1,062

		15,825

HEALTH CARE EQUIPMENT & SUPPLIES — 1.5%
Abaxis, Inc. (a)	2	94
Abbott Laboratories (a)	255	10,024
Align Technology, Inc. (b)	8	644
Analogic Corp. (a)	2	159
Baxter International, Inc. (a)	127	5,743
Becton Dickinson and Co.	21	3,561
Boston Scientific Corp. (b)	149	3,482
C.R. Bard, Inc. (a)	3	705
Cantel Medical Corp.	4	275
CONMED Corp. (a)	6	286
Cooper Cos., Inc. (a)	5	858
CryoLife, Inc. (a)	6	71
DENTSPLY SIRONA, Inc. (a)	10	620
Edwards Lifesciences Corp. (b)	17	1,695
Haemonetics Corp. (b)	8	232
Halyard Health, Inc. (b)	6	195
Hill-Rom Holdings, Inc.	11	555
Hologic, Inc. (b)	28	969
ICU Medical, Inc. (b)	2	226
IDEXX Laboratories, Inc. (a) (b)	6	557
Integer Holdings Corp.	6	186
Integra LifeSciences Holdings Corp. (a) (b)	5	399
Intuitive Surgical, Inc. (b)	3	1,984
Invacare Corp. (a)	16	194
LivaNova PLC (b)	3	151
Masimo Corp. (b)	4	210
Medtronic PLC	128	11,107
Meridian Bioscience, Inc. (a)	6	117
Merit Medical Systems, Inc. (b)	7	139
Natus Medical, Inc. (a) (b)	5	189
Neogen Corp. (a) (b)	3	169
NuVasive, Inc. (a) (b)	8	478
Nuvectra Corp. (b)	2	15
ResMed, Inc. (a)	9	569
St. Jude Medical, Inc.	36	2,808
STERIS PLC	11	756
Stryker Corp. (a)	29	3,475
SurModics, Inc. (a) (b)	2	47
Teleflex, Inc. (a)	5	887

Varian Medical Systems, Inc. (a) (b)	8	658
West Pharmaceutical Services, Inc. (a)	5	379
Zimmer Biomet Holdings, Inc.	16	1,926

		57,794

HEALTH CARE PROVIDERS & SERVICES — 3.7%
Aetna, Inc. (a)	75	9,160
Air Methods Corp. (a) (b)	6	215
Almost Family, Inc. (a) (b)	3	128
Amedisys, Inc. (b)	1	50
AmerisourceBergen Corp.	134	10,629
AMN Healthcare Services, Inc. (a) (b)	15	600
Amsurg Corp. (a) (b)	9	698
Anthem, Inc. (a)	88	11,558
Cardinal Health, Inc.	139	10,843
Centene Corp. (b)	39	2,783
Chemed Corp. (a)	4	545
Cigna Corp. (a)	37	4,736
Community Health Systems, Inc. (a) (b)	79	952
CorVel Corp. (b)	4	173
Cross Country Healthcare, Inc. (a) (b)	17	237
DaVita HealthCare Partners, Inc. (b)	30	2,320
Ensign Group, Inc. (a)	10	210
Express Scripts Holding Co. (b)	214	16,221
HCA Holdings, Inc. (b)	71	5,468
Healthways, Inc. (a) (b)	18	208
Henry Schein, Inc. (a) (b)	9	1,591
Humana, Inc. (a)	30	5,396
Kindred Healthcare, Inc. (a)	32	361
Laboratory Corp. of America Holdings (b)	14	1,824
Landauer, Inc.	2	82
LHC Group, Inc. (b)	6	260
LifePoint Health, Inc. (a) (b)	18	1,177
Magellan Health, Inc. (b)	10	658
McKesson Corp.	96	17,918
MEDNAX, Inc. (a) (b)	16	1,159
Molina Healthcare, Inc. (a) (b)	30	1,497
Owens & Minor, Inc. (a)	26	972
Patterson Cos., Inc. (a)	19	910
PharMerica Corp. (b)	16	395
Quest Diagnostics, Inc.	28	2,279
Quorum Health Corp. (b)	19	203
Select Medical Holdings Corp. (a) (b)	104	1,130
Tenet Healthcare Corp. (a) (b)	69	1,907
UnitedHealth Group, Inc.	165	23,298
Universal Health Services, Inc. Class B (a)	15	2,012
VCA, Inc. (b)	7	473
WellCare Health Plans, Inc. (a) (b)	16	1,716

		144,952

HEALTH CARE TECHNOLOGY — 0.1%
Allscripts Healthcare Solutions, Inc. (b)	22	279
Cerner Corp. (b)	23	1,348
Computer Programs & Systems, Inc.	1	40
HMS Holdings Corp. (a) (b)	7	123
Medidata Solutions, Inc. (b)	4	188
Omnicell, Inc. (a) (b)	5	171
Quality Systems, Inc. (a)	4	48

		2,197

See accompanying notes to financial statements.

SPDR S&P 1500 Value Tilt ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

HOTELS, RESTAURANTS & LEISURE — 1.2%
BJ’s Restaurants, Inc. (b)	3	$132
Bob Evans Farms, Inc. (a)	8	304
Boyd Gaming Corp. (a) (b)	31	570
Brinker International, Inc. (a)	40	1,821
Buffalo Wild Wings, Inc. (b)	2	278
Carnival Corp. (a)	160	7,072
Cheesecake Factory, Inc. (a)	10	481
Chipotle Mexican Grill, Inc. (a) (b)	2	806
Cracker Barrel Old Country Store, Inc. (a)	4	686
Darden Restaurants, Inc.	27	1,710
DineEquity, Inc.	3	254
Domino’s Pizza, Inc.	5	657
International Speedway Corp. Class A	9	301
Interval Leisure Group, Inc.	17	270
Jack in the Box, Inc. (a)	5	430
Marcus Corp.	11	232
Marriott International, Inc. Class A	21	1,396
Marriott Vacations Worldwide Corp. (a)	4	274
McDonald’s Corp. (a)	86	10,349
Monarch Casino & Resort, Inc. (b)	3	66
Panera Bread Co. Class A (a) (b)	3	636
Papa John’s International, Inc. (a)	6	408
Pinnacle Entertainment, Inc. (b)	17	188
Red Robin Gourmet Burgers, Inc. (a) (b)	5	237
Royal Caribbean Cruises, Ltd.	31	2,082
Ruby Tuesday, Inc. (b)	20	72
Ruth’s Hospitality Group, Inc.	8	128
Scientific Games Corp. Class A (b)	17	156
Starbucks Corp.	68	3,884
Starwood Hotels & Resorts Worldwide, Inc.	22	1,627
Texas Roadhouse, Inc. (a)	12	547
Wendy’s Co. (a)	74	712
Wyndham Worldwide Corp. (a)	16	1,140
Wynn Resorts, Ltd. (a)	32	2,900
Yum! Brands, Inc.	37	3,068

		45,874

HOUSEHOLD DURABLES — 0.5%
CalAtlantic Group, Inc. (a)	17	624
D.R. Horton, Inc. (a)	47	1,479
Ethan Allen Interiors, Inc. (a)	5	165
Garmin, Ltd. (a)	45	1,909
Harman International Industries, Inc.	6	431
Helen of Troy, Ltd. (b)	8	823
iRobot Corp. (a) (b)	4	140
KB Home (a)	35	532
La-Z-Boy, Inc.	11	306
Leggett & Platt, Inc. (a)	19	971
Lennar Corp. Class A (a)	42	1,936
M/I Homes, Inc. (a) (b)	6	113
MDC Holdings, Inc. (a)	11	268
Meritage Homes Corp. (b)	6	225
Mohawk Industries, Inc. (b)	8	1,518
Newell Brands, Inc. (a)	37	1,797
NVR, Inc. (b)	1	1,780
PulteGroup, Inc. (a)	87	1,696
Tempur Sealy International, Inc. (a) (b)	8	443
Toll Brothers, Inc. (b)	25	673
TopBuild Corp. (b)	4	145

Tupperware Brands Corp. (a)	10	563
Universal Electronics, Inc. (a) (b)	4	289
Whirlpool Corp.	15	2,500

		21,326

HOUSEHOLD PRODUCTS — 1.2%
Central Garden & Pet Co. Class A (b)	22	478
Church & Dwight Co., Inc. (a)	10	1,029
Clorox Co. (a)	15	2,076
Colgate-Palmolive Co. (a)	67	4,904
Energizer Holdings, Inc.	8	412
Kimberly-Clark Corp. (a)	33	4,537
Procter & Gamble Co.	375	$31,751
WD-40 Co.	9	1,057

		46,244

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.2%
AES Corp. (a)	277	3,457
NRG Energy, Inc. (a)	220	3,298
Talen Energy Corp. (b)	25	338

		7,093

INDUSTRIAL CONGLOMERATES — 1.3%
3M Co.	58	10,157
Carlisle Cos., Inc.	7	740
Danaher Corp.	45	4,545
General Electric Co. (a)	1,079	33,967
Roper Technologies, Inc. (a)	6	1,023

		50,432

INSURANCE — 5.1%
Aflac, Inc.	177	12,772
Alleghany Corp. (b)	4	2,198
Allstate Corp.	124	8,674
American Equity Investment Life Holding Co.	28	399
American Financial Group, Inc.	29	2,144
American International Group, Inc.	484	25,599
AMERISAFE, Inc.	4	245
Aon PLC	30	3,277
Arthur J Gallagher & Co.	39	1,856
Aspen Insurance Holdings, Ltd.	24	1,113
Assurant, Inc.	22	1,899
Brown & Brown, Inc. (a)	22	824
Chubb, Ltd.	64	8,365
Cincinnati Financial Corp. (a)	32	2,396
CNO Financial Group, Inc.	76	1,327
eHealth, Inc. (a) (b)	3	42
Employers Holdings, Inc.	8	232
Endurance Specialty Holdings, Ltd. (a)	13	873
Everest Re Group, Ltd. (a)	14	2,557
First American Financial Corp.	35	1,408
Genworth Financial, Inc. Class A (b)	165	426
Hanover Insurance Group, Inc.	16	1,354
Hartford Financial Services Group, Inc. (a)	136	6,036
HCI Group, Inc. (a)	6	164
Horace Mann Educators Corp.	14	473
Infinity Property & Casualty Corp.	4	323
Kemper Corp. (a)	20	620
Lincoln National Corp.	169	6,552

See accompanying notes to financial statements.

SPDR S&P 1500 Value Tilt ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Loews Corp.	198	$8,136
Marsh & McLennan Cos., Inc.	60	4,108
Mercury General Corp. (a)	20	1,063
MetLife, Inc.	767	30,550
Navigators Group, Inc.	6	552
Old Republic International Corp.	82	1,582
Primerica, Inc. (a)	14	801
Principal Financial Group, Inc.	190	7,811
ProAssurance Corp. (a)	10	536
Progressive Corp.	117	3,919
Prudential Financial, Inc.	312	22,258
Reinsurance Group of America, Inc.	41	3,977
RenaissanceRe Holdings, Ltd. (a)	9	1,057
RLI Corp. (a)	8	550
Safety Insurance Group, Inc. (a)	5	308
Selective Insurance Group, Inc.	20	764
Stewart Information Services Corp.	10	414
Torchmark Corp.	26	1,607
Travelers Cos., Inc. (a)	78	9,285
United Fire Group, Inc. (a)	12	509
Universal Insurance Holdings, Inc.	6	111
Unum Group	63	2,003
Willis Towers Watson PLC (a)	9	1,119
WR Berkley Corp. (a)	41	2,457
XL Group PLC Class A (a)	68	2,265

		201,890

INTERNET & CATALOG RETAIL — 0.8%
Amazon.com, Inc. (b)	26	18,606
Blue Nile, Inc. (a)	2	55
Expedia, Inc. (a)	17	1,807
FTD Cos., Inc. (a) (b)	9	225
HSN, Inc. (a)	9	440
Netflix, Inc. (b)	18	1,647
Nutrisystem, Inc. (a)	10	253
PetMed Express, Inc. (a)	5	94
Priceline Group, Inc. (b)	5	6,242
TripAdvisor, Inc. (a) (b)	6	386

		29,755

INTERNET SOFTWARE & SERVICES — 2.4%
Akamai Technologies, Inc. (a) (b)	13	727
Alphabet, Inc. Class A (b)	50	35,176
Alphabet, Inc. Class C (b)	51	35,297
Blucora, Inc. (a) (b)	7	72
comScore, Inc. (a) (b)	3	72
DHI Group, Inc. (b)	34	212
eBay, Inc. (b)	253	5,923
Facebook, Inc. Class A (b)	92	10,514
j2 Global, Inc. (a)	6	379
Liquidity Services, Inc. (b)	2	16
LivePerson, Inc. (b)	4	25
LogMeIn, Inc. (b)	2	127
Monster Worldwide, Inc. (b)	28	67
NIC, Inc.	18	395
QuinStreet, Inc. (a) (b)	59	209
Rackspace Hosting, Inc. (b)	8	167
Stamps.com, Inc. (a) (b)	2	175
VeriSign, Inc. (a) (b)	9	778

XO Group, Inc. (b)	4	70
Yahoo!, Inc. (b)	160	6,010

		96,411

IT SERVICES — 2.6%
Accenture PLC Class A	58	6,571
Acxiom Corp. (a) (b)	15	330
Alliance Data Systems Corp. (b)	6	1,175
Automatic Data Processing, Inc.	42	3,858
Broadridge Financial Solutions, Inc.	8	522
CACI International, Inc. Class A (b)	8	723
Cardtronics, Inc. (a) (b)	6	239
Ciber, Inc. (b)	36	54
Cognizant Technology Solutions Corp. Class A (b)	55	3,148
Computer Sciences Corp.	97	4,816
Convergys Corp. (a)	23	575
CoreLogic, Inc. (b)	15	577
CSG Systems International, Inc. (a)	10	403
CSRA, Inc.	19	445
DST Systems, Inc. (a)	10	1,164
Fidelity National Information Services, Inc.	25	1,842
Fiserv, Inc. (b)	75	8,155
Forrester Research, Inc. (a)	2	74
Gartner, Inc. (b)	4	390
Global Payments, Inc.	10	714
International Business Machines Corp. (a)	206	31,267
Jack Henry & Associates, Inc. (a)	3	262
Leidos Holdings, Inc.	22	1,053
ManTech International Corp. Class A (a)	13	492
MasterCard, Inc. Class A	43	3,787
MAXIMUS, Inc. (a)	6	332
NeuStar, Inc. Class A (a) (b)	9	212
Paychex, Inc. (a)	135	8,032
PayPal Holdings, Inc. (b)	83	3,030
Perficient, Inc. (b)	5	102
Science Applications International Corp.	10	583
Sykes Enterprises, Inc. (b)	12	347
TeleTech Holdings, Inc. (a)	12	326
Teradata Corp. (a) (b)	28	702
Total System Services, Inc.	15	797
Virtusa Corp. (b)	4	115
Visa, Inc. Class A (a)	127	9,420
Western Union Co. (a)	95	1,822
WEX, Inc. (a) (b)	4	355
Xerox Corp. (a)	401	3,805

		102,616

LEISURE EQUIPMENT & PRODUCTS — 0.1%
Arctic Cat, Inc. (a)	2	34
Brunswick Corp. (a)	12	544
Callaway Golf Co. (a)	23	235
Hasbro, Inc.	13	1,092
Mattel, Inc.	59	1,846
Polaris Industries, Inc. (a)	7	572
Sturm Ruger & Co., Inc.	1	64
Vista Outdoor, Inc. (b)	11	525

		4,912

See accompanying notes to financial statements.

SPDR S&P 1500 Value Tilt ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

LIFE SCIENCES TOOLS & SERVICES — 0.3%
Agilent Technologies, Inc. (a)	46	$2,041
Bio-Rad Laboratories, Inc. Class A (b)	5	715
Bio-Techne Corp. (a)	4	451
Cambrex Corp. (a) (b)	6	310
Charles River Laboratories International, Inc. (b)	3	247
Illumina, Inc. (a) (b)	6	842
Luminex Corp. (a) (b)	15	303
Mettler-Toledo International, Inc. (b)	3	1,095
PAREXEL International Corp. (a) (b)	10	629
PerkinElmer, Inc. (a)	9	472
Thermo Fisher Scientific, Inc.	30	4,433
Waters Corp. (a) (b)	10	1,407

		12,945

MACHINERY — 1.9%
Actuant Corp. Class A	10	226
AGCO Corp. (a)	51	2,404
Albany International Corp. Class A (a)	8	319
Astec Industries, Inc. (a)	5	281
Barnes Group, Inc.	10	331
Briggs & Stratton Corp. (a)	17	360
Caterpillar, Inc. (a)	197	14,935
CIRCOR International, Inc. (a)	3	171
CLARCOR, Inc. (a)	34	2,068
Crane Co.	9	510
Cummins, Inc. (a)	43	4,835
Deere & Co.	99	8,023
Donaldson Co., Inc.	14	481
Dover Corp.	37	2,565
EnPro Industries, Inc.	5	222
ESCO Technologies, Inc. (a)	4	160
Federal Signal Corp.	18	232
Flowserve Corp. (a)	16	723
Franklin Electric Co., Inc. (a)	8	264
Graco, Inc.	19	1,501
Greenbrier Cos., Inc. (a)	18	524
Hillenbrand, Inc. (a)	13	391
IDEX Corp. (a)	6	493
Illinois Tool Works, Inc. (a)	46	4,791
Ingersoll-Rand PLC	42	2,675
ITT, Inc.	23	736
John Bean Technologies Corp.	7	429
Joy Global, Inc.	44	930
Kennametal, Inc. (a)	13	287
Lincoln Electric Holdings, Inc. (a)	12	709
Lindsay Corp.	1	68
Lydall, Inc. (b)	5	193
Mueller Industries, Inc. (a)	10	319
Nordson Corp. (a)	6	502
Oshkosh Corp. (a)	23	1,097
PACCAR, Inc. (a)	76	3,942
Parker-Hannifin Corp. (a)	31	3,350
Pentair PLC	25	1,457
Snap-on, Inc. (a)	6	947
SPX Corp. (a) (b)	10	148
SPX FLOW, Inc. (b)	6	156
Standex International Corp. (a)	2	165
Stanley Black & Decker, Inc.	29	3,225

Tennant Co.	12	646
Terex Corp.	41	833
Timken Co. (a)	18	552
Titan International, Inc.	34	211
Toro Co. (a)	11	970
Trinity Industries, Inc. (a)	107	1,987
Wabtec Corp. (a)	4	281
Watts Water Technologies, Inc. Class A	7	408
Woodward, Inc. (a)	8	461
Xylem, Inc. (a)	19	848

		75,342

MARINE — 0.0% (d)
Kirby Corp. (a) (b)	9	562
Matson, Inc. (a)	8	258

		820

MEDIA — 2.5%
AMC Networks, Inc. Class A (b)	6	362
Cable One, Inc.	1	511
CBS Corp. Class B (a)	73	3,974
Cinemark Holdings, Inc. (a)	21	766
Comcast Corp. Class A	336	21,904
Discovery Communications, Inc. Class A (a) (b)	105	2,649
Discovery Communications, Inc. Class C (a) (b)	100	2,385
DreamWorks Animation SKG, Inc. Class A (b)	19	777
EW Scripps Co. Class A (a) (b)	15	238
Gannett Co., Inc. (a)	25	345
Harte-Hanks, Inc.	24	38
Interpublic Group of Cos., Inc.	65	1,501
John Wiley & Sons, Inc. Class A	10	522
Live Nation Entertainment, Inc. (a) (b)	28	658
Meredith Corp. (a)	12	623
New York Times Co. Class A (a)	14	169
News Corp. Class A	266	3,019
News Corp. Class B (a)	75	875
Omnicom Group, Inc. (a)	47	3,830
Scholastic Corp.	10	396
Scripps Networks Interactive, Inc. Class A	14	872
Sizmek, Inc. (b)	9	21
TEGNA, Inc.	74	1,715
Time Warner, Inc.	142	10,443
Time, Inc. (a)	35	576
Twenty-First Century Fox, Inc. Class A	378	10,225
Twenty-First Century Fox, Inc. Class B (a)	302	8,229
Viacom, Inc. Class B.	117	4,852
Walt Disney Co.	169	16,532

		99,007

METALS & MINING — 0.9%
AK Steel Holding Corp. (a) (b)	112	522
Alcoa, Inc. (a)	444	4,116
Allegheny Technologies, Inc. (a)	76	969
Carpenter Technology Corp. (a)	7	231
Commercial Metals Co. (a)	86	1,453
Compass Minerals International, Inc. (a)	5	371
Freeport-McMoRan, Inc. (a)	816	9,090
Haynes International, Inc. (a)	2	64

See accompanying notes to financial statements.

SPDR S&P 1500 Value Tilt ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Kaiser Aluminum Corp. (a)	6	$542
Materion Corp. (a)	6	149
Newmont Mining Corp.	115	4,499
Nucor Corp. (a)	85	4,200
Olympic Steel, Inc. (a)	5	137
Reliance Steel & Aluminum Co.	25	1,922
Royal Gold, Inc. (a)	6	432
Steel Dynamics, Inc. (a)	57	1,396
Stillwater Mining Co. (a) (b)	19	225
SunCoke Energy, Inc. (a)	16	93
TimkenSteel Corp.	103	991
United States Steel Corp.	102	1,720
Worthington Industries, Inc.	32	1,354

		34,476

MULTI-UTILITIES — 1.3%
Ameren Corp.	53	2,840
Avista Corp.	19	851
Black Hills Corp.	13	819
CenterPoint Energy, Inc. (a)	140	3,360
CMS Energy Corp. (a)	62	2,843
Consolidated Edison, Inc. (a)	68	5,470
Dominion Resources, Inc. (a)	81	6,312
DTE Energy Co. (a)	39	3,866
MDU Resources Group, Inc. (a)	62	1,488
NiSource, Inc.	108	2,864
NorthWestern Corp. (a)	11	694
Public Service Enterprise Group, Inc. (a)	118	5,500
SCANA Corp. (a)	48	3,632
Sempra Energy	44	5,017
TECO Energy, Inc.	42	1,161
Vectren Corp.	27	1,422
WEC Energy Group, Inc. (a)	30	1,959

		50,098

MULTILINE RETAIL — 0.7%
Big Lots, Inc. (a)	20	1,002
Dollar General Corp. (a)	28	2,632
Dollar Tree, Inc. (a) (b)	26	2,450
Fred’s, Inc. Class A (a)	12	193
JC Penney Co., Inc. (a) (b)	103	915
Kohl’s Corp. (a)	80	3,034
Macy’s, Inc.	131	4,403
Nordstrom, Inc. (a)	54	2,055
Target Corp. (a)	136	9,496
Tuesday Morning Corp. (a) (b)	23	161

		26,341

OIL, GAS & CONSUMABLE FUELS — 9.7%
Anadarko Petroleum Corp.	96	5,112
Apache Corp.	28	1,559
Approach Resources, Inc. (b)	4	8
Cabot Oil & Gas Corp.	32	824
Carrizo Oil & Gas, Inc. (a) (b)	11	394
Chesapeake Energy Corp. (a) (b)	229	980
Chevron Corp.	636	66,672
Cimarex Energy Co.	11	1,313
Columbia Pipeline Group, Inc.	26	663
Concho Resources, Inc. (a) (b)	12	1,431
ConocoPhillips	865	37,714
CONSOL Energy, Inc. (a)	160	2,574

Contango Oil & Gas Co. (b)	3	37
Denbury Resources, Inc.	58	208
Devon Energy Corp.	245	8,881
Energen Corp. (a)	41	1,977
EOG Resources, Inc.	76	6,340
EQT Corp. (a)	13	1,007
Exxon Mobil Corp.	1,097	102,833
Green Plains, Inc.	20	394
Gulfport Energy Corp. (b)	7	219
Hess Corp. (a)	185	11,118
HollyFrontier Corp. (a)	114	2,710
Kinder Morgan, Inc. (a)	618	11,569
Marathon Oil Corp.	590	8,856
Marathon Petroleum Corp.	370	14,045
Murphy Oil Corp. (a)	113	3,588
Newfield Exploration Co. (a) (b)	50	2,209
Noble Energy, Inc. (a)	93	3,336
Northern Oil and Gas, Inc. (a) (b)	6	28
Occidental Petroleum Corp. (a)	178	13,450
ONEOK, Inc. (a)	71	3,369
PDC Energy, Inc. (a) (b)	7	403
Phillips 66 (a)	198	15,709
Pioneer Natural Resources Co.	10	1,512
QEP Resources, Inc.	105	1,851
Range Resources Corp.	43	1,855
SM Energy Co. (a)	48	1,296
Southwestern Energy Co. (b)	273	3,434
Spectra Energy Corp. (a)	123	4,505
Stone Energy Corp. (b)	3	36
Tesoro Corp. (a)	48	3,596
Valero Energy Corp. (a)	329	16,779
Western Refining, Inc. (a)	46	949
Williams Cos., Inc.	477	10,318
World Fuel Services Corp.	51	2,422
WPX Energy, Inc. (b)	271	2,523

		382,606

PAPER & FOREST PRODUCTS — 0.1%
Boise Cascade Co. (a) (b)	19	436
Clearwater Paper Corp. (a) (b)	8	523
Deltic Timber Corp.	1	67
Domtar Corp.	40	1,401
KapStone Paper and Packaging Corp. (a)	22	286
Louisiana-Pacific Corp. (b)	21	364
Neenah Paper, Inc. (a)	4	290
PH Glatfelter Co.	15	293
Schweitzer-Mauduit International, Inc.	5	176

		3,836

PERSONAL PRODUCTS — 0.1%
Avon Products, Inc. (a)	116	439
Edgewell Personal Care Co. (b)	8	675
Estee Lauder Cos., Inc. Class A (a)	31	2,822
Inter Parfums, Inc. (a)	6	171
Medifast, Inc.	3	100

		4,207

PHARMACEUTICALS — 3.4%
Akorn, Inc. (a) (b)	5	142
Allergan PLC (a) (b)	29	6,702
Bristol-Myers Squibb Co.	125	9,194

See accompanying notes to financial statements.

SPDR S&P 1500 Value Tilt ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Eli Lilly & Co. (a)	109	$8,584
Impax Laboratories, Inc. (a) (b)	3	87
Johnson & Johnson	310	37,603
Mallinckrodt PLC (b)	19	1,155
Medicines Co. (a) (b)	9	303
Merck & Co., Inc. (a)	481	27,710
Mylan NV (b)	58	2,508
Perrigo Co. PLC (a)	11	997
Pfizer, Inc.	1,047	36,865
Prestige Brands Holdings, Inc. (a) (b)	8	443
Zoetis, Inc. (a)	16	759

		133,052

PROFESSIONAL SERVICES — 0.3%
CDI Corp.	8	49
CEB, Inc.	3	185
Dun & Bradstreet Corp.	6	731
Equifax, Inc.	13	1,669
Exponent, Inc. (a)	4	234
FTI Consulting, Inc. (b)	10	407
Heidrick & Struggles International, Inc.	4	67
Insperity, Inc.	7	541
Kelly Services, Inc. Class A	15	284
Korn/Ferry International (a)	11	228
ManpowerGroup, Inc.	29	1,866
Navigant Consulting, Inc. (b)	11	178
Nielsen Holdings PLC (a)	33	1,715
On Assignment, Inc. (b)	7	259
Resources Connection, Inc. (a)	7	103
Robert Half International, Inc. (a)	13	496
TrueBlue, Inc. (b)	9	170
Verisk Analytics, Inc. (a) (b)	12	973
WageWorks, Inc. (b)	5	299

		10,454

REAL ESTATE INVESTMENT TRUSTS (REITS) — 2.2%
Acadia Realty Trust (a)	7	249
Agree Realty Corp.	10	482
Alexandria Real Estate Equities, Inc. (a)	9	932
American Assets Trust, Inc.	10	424
American Campus Communities, Inc. (a)	9	476
American Tower Corp. REIT (a)	17	1,931
Apartment Investment & Management Co. Class A REIT	16	707
AvalonBay Communities, Inc. REIT (a)	13	2,345
Boston Properties, Inc. REIT	7	923
Camden Property Trust (a)	11	973
Capstead Mortgage Corp.	50	485
Care Capital Properties, Inc.	59	1,546
CareTrust REIT, Inc.	6	83
Cedar Realty Trust, Inc.	20	149
Communications Sales & Leasing, Inc. (b)	5	144
CoreSite Realty Corp.	7	621
Corporate Office Properties Trust (a)	14	414
Corrections Corp. of America (a)	30	1,051
Cousins Properties, Inc. (a)	17	177
Crown Castle International Corp. REIT	30	3,043
DiamondRock Hospitality Co. (a)	32	289
Douglas Emmett, Inc. (a)	16	568
Duke Realty Corp. (a)	38	1,013

EastGroup Properties, Inc. (a)	4	276
EPR Properties (a)	8	645
Equinix, Inc. REIT	3	1,163
Equity One, Inc.	20	644
Equity Residential REIT (a)	38	2,617
Essex Property Trust, Inc. REIT (a)	5	1,140
Extra Space Storage, Inc. REIT	10	925
Federal Realty Investment Trust REIT (a)	4	662
Four Corners Property Trust, Inc. (a)	12	247
Franklin Street Properties Corp. (a)	26	319
Gaming and Leisure Properties, Inc.	14	483
General Growth Properties, Inc. REIT	88	2,624
GEO Group, Inc.	7	239
Getty Realty Corp.	15	322
Government Properties Income Trust (a)	17	392
HCP, Inc. REIT	99	3,503
Healthcare Realty Trust, Inc. REIT	16	560
Highwoods Properties, Inc. (a)	15	792
Hospitality Properties Trust (a)	36	1,037
Host Hotels & Resorts, Inc. REIT (a)	150	2,431
Iron Mountain, Inc. REIT (a)	54	2,151
Kilroy Realty Corp. REIT	9	597
Kimco Realty Corp. REIT (a)	48	1,506
Kite Realty Group Trust	4	112
Lamar Advertising Co. Class A (a)	10	663
LaSalle Hotel Properties (a)	45	1,061
Lexington Realty Trust	27	273
Liberty Property Trust REIT	26	1,033
LTC Properties, Inc.	6	310
Macerich Co. REIT (a)	17	1,452
Mack-Cali Realty Corp. (a)	39	1,053
Medical Properties Trust, Inc. (a)	32	487
Mid-America Apartment Communities, Inc.	8	851
National Retail Properties, Inc.	21	1,086
Omega Healthcare Investors, Inc.	29	985
Parkway Properties, Inc.	12	201
Pennsylvania Real Estate Investment Trust	13	279
Post Properties, Inc. REIT	6	366
Potlatch Corp. (a)	9	307
Prologis, Inc. REIT	49	2,403
PS Business Parks, Inc.	4	424
Public Storage REIT (a)	11	2,811
Rayonier, Inc. (a)	29	761
Realty Income Corp. REIT (a)	23	1,595
Regency Centers Corp. (a)	6	502
Sabra Health Care REIT, Inc.	12	248
Saul Centers, Inc.	3	185
Senior Housing Properties Trust (a)	80	1,666
Simon Property Group, Inc. REIT	23	4,989
SL Green Realty Corp. REIT (a)	12	1,278
Sovran Self Storage, Inc.	5	525
Tanger Factory Outlet Centers, Inc. (a)	7	281
Taubman Centers, Inc. (a)	6	445
UDR, Inc. REIT	28	1,034
Universal Health Realty Income Trust (a)	3	172
Urban Edge Properties (a)	13	388
Urstadt Biddle Properties, Inc. Class A (a)	7	173
Ventas, Inc. REIT	46	3,350
Vornado Realty Trust REIT	16	1,602

See accompanying notes to financial statements.

SPDR S&P 1500 Value Tilt ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Weingarten Realty Investors REIT	19	$776
Welltower, Inc. REIT	50	3,808
Weyerhaeuser Co. REIT (a)	72	2,143
WP Glimcher, Inc.	130	1,455

		87,833

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.1%
Alexander & Baldwin, Inc. (a)	9	325
CBRE Group, Inc. Class A (b)	58	1,536
Forestar Group, Inc. (a) (b)	6	71
HFF, Inc. Class A (a)	9	260
Jones Lang LaSalle, Inc.	6	585

		2,777

ROAD & RAIL — 0.8%
ArcBest Corp.	9	146
CSX Corp.	209	5,451
Genesee & Wyoming, Inc. Class A (a) (b)	12	707
Heartland Express, Inc. (a)	9	156
JB Hunt Transport Services, Inc.	9	728
Kansas City Southern	13	1,171
Knight Transportation, Inc. (a)	13	346
Landstar System, Inc. (a)	5	343
Norfolk Southern Corp.	69	5,874
Old Dominion Freight Line, Inc. (a) (b)	12	724
Ryder System, Inc. (a)	19	1,162
Saia, Inc. (a) (b)	5	126
Union Pacific Corp. (a)	146	12,738
Werner Enterprises, Inc. (a)	14	322

		29,994

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT —2.3%
Advanced Energy Industries, Inc. (a) (b)	8	304
Advanced Micro Devices, Inc. (b)	202	1,038
Analog Devices, Inc. (a)	34	1,926
Applied Materials, Inc.	127	3,044
Broadcom, Ltd.	18	2,797
Brooks Automation, Inc. (a)	12	135
Cabot Microelectronics Corp. (a)	4	169
CEVA, Inc. (b)	2	54
Cirrus Logic, Inc. (b)	9	349
Cohu, Inc.	5	54
Cree, Inc. (a) (b)	12	293
Cypress Semiconductor Corp. (a)	15	158
Diodes, Inc. (a) (b)	8	150
DSP Group, Inc. (b)	6	64
Exar Corp. (b)	6	48
Fairchild Semiconductor International, Inc. (b)	30	596
First Solar, Inc. (a) (b)	23	1,115
Integrated Device Technology, Inc. (b)	6	121
Intel Corp.	944	30,963
Intersil Corp. Class A (a)	34	460
KLA-Tencor Corp.	26	1,905
Kopin Corp. (a) (b)	10	22
Kulicke & Soffa Industries, Inc. (b)	16	195
Lam Research Corp.	16	1,345
Linear Technology Corp.	17	791
Microchip Technology, Inc. (a)	33	1,675
Micron Technology, Inc. (b)	671	9,233

Microsemi Corp. (a) (b)	12	392
MKS Instruments, Inc. (a)	9	388
Monolithic Power Systems, Inc. (a)	5	342
Nanometrics, Inc. (b)	4	83
NVIDIA Corp. (a)	47	2,209
Power Integrations, Inc. (a)	3	150
Qorvo, Inc. (b)	6	332
QUALCOMM, Inc.	324	17,357
Rudolph Technologies, Inc. (b)	6	93
Semtech Corp. (b)	8	191
Silicon Laboratories, Inc. (a) (b)	5	244
Skyworks Solutions, Inc. (a)	14	886
Synaptics, Inc. (a) (b)	5	269
Teradyne, Inc.	36	709
Tessera Technologies, Inc. (a)	10	306
Texas Instruments, Inc. (a)	96	6,014
Ultratech, Inc. (a) (b)	3	69
Veeco Instruments, Inc. (a) (b)	11	182
Xilinx, Inc. (a)	37	1,707

		90,927

SOFTWARE — 2.3%
ACI Worldwide, Inc. (a) (b)	12	234
Activision Blizzard, Inc.	72	2,853
Adobe Systems, Inc. (a) (b)	34	3,257
ANSYS, Inc. (a) (b)	9	817
Autodesk, Inc. (a) (b)	23	1,245
Blackbaud, Inc. (a)	3	204
Bottomline Technologies de, Inc. (a) (b)	3	65
CA, Inc.	97	3,184
Cadence Design Systems, Inc. (b)	31	753
CDK Global, Inc.	8	444
Citrix Systems, Inc. (b)	19	1,522
CommVault Systems, Inc. (b)	3	130
Ebix, Inc. (a)	4	192
Electronic Arts, Inc. (b)	29	2,197
Epiq Systems, Inc. (a)	7	102
Fair Isaac Corp. (a)	4	452
Fortinet, Inc. (b)	13	411
Interactive Intelligence Group, Inc. (a) (b)	2	82
Intuit, Inc. (a)	20	2,232
Manhattan Associates, Inc. (a) (b)	3	192
Mentor Graphics Corp. (a)	16	340
Microsoft Corp.	757	38,736
MicroStrategy, Inc. Class A (b)	1	175
Monotype Imaging Holdings, Inc. (a)	5	123
Oracle Corp.	565	23,125
Progress Software Corp. (a) (b)	10	275
PTC, Inc. (b)	13	488
Red Hat, Inc. (b)	15	1,089
Rovi Corp. (b)	14	219
salesforce.com, Inc. (b)	31	2,462
Symantec Corp.	106	2,177
Synchronoss Technologies, Inc. (a) (b)	3	96
Synopsys, Inc. (b)	25	1,352
Take-Two Interactive Software, Inc. (a) (b)	12	455
Tyler Technologies, Inc. (a) (b)	3	500
VASCO Data Security International, Inc. (b)	16	262

		92,442

See accompanying notes to financial statements.

SPDR S&P 1500 Value Tilt ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

SPECIALTY RETAIL — 2.0%
Aaron’s, Inc.	13	$285
Abercrombie & Fitch Co. Class A	23	410
Advance Auto Parts, Inc. (a)	7	1,131
American Eagle Outfitters, Inc. (a)	47	749
Asbury Automotive Group, Inc. (a) (b)	10	527
Ascena Retail Group, Inc. (a) (b)	91	636
AutoNation, Inc. (a) (b)	50	2,349
AutoZone, Inc. (a) (b)	3	2,382
Barnes & Noble Education, Inc. (b)	13	132
Barnes & Noble, Inc.	21	238
Bed Bath & Beyond, Inc. (a)	55	2,377
Best Buy Co., Inc. (a)	194	5,936
Big 5 Sporting Goods Corp.	9	84
Buckle, Inc. (a)	7	182
Cabela’s, Inc. (a) (b)	12	601
Caleres, Inc.	10	242
CarMax, Inc. (a) (b)	29	1,422
Cato Corp. Class A	6	226
Chico’s FAS, Inc. (a)	26	279
Children’s Place, Inc. (a)	6	481
CST Brands, Inc. (a)	28	1,206
Dick’s Sporting Goods, Inc. (a)	30	1,352
Finish Line, Inc. Class A (a)	10	202
Foot Locker, Inc.	22	1,207
Francesca’s Holdings Corp. (b)	18	199
GameStop Corp. Class A (a)	73	1,940
Gap, Inc. (a)	158	3,353
Genesco, Inc. (a) (b)	5	322
Group 1 Automotive, Inc. (a)	16	790
Guess?, Inc. (a)	42	632
Haverty Furniture Cos., Inc. (a)	7	126
Hibbett Sports, Inc. (a) (b)	3	104
Home Depot, Inc.	116	14,812
Kirkland’s, Inc. (a) (b)	4	59
L Brands, Inc. (a)	24	1,611
Lithia Motors, Inc. Class A (a)	6	426
Lowe’s Cos., Inc.	106	8,392
MarineMax, Inc. (a) (b)	13	221
Monro Muffler Brake, Inc. (a)	3	191
Murphy USA, Inc. (b)	29	2,151
O’Reilly Automotive, Inc. (a) (b)	10	2,711
Office Depot, Inc. (a) (b)	159	526
Outerwall, Inc. (a)	13	546
Rent-A-Center, Inc. (a)	35	430
Ross Stores, Inc.	38	2,154
Select Comfort Corp. (a) (b)	6	128
Signet Jewelers, Ltd.	8	659
Sonic Automotive, Inc. Class A (a)	20	342
Staples, Inc.	452	3,896
Stein Mart, Inc. (a)	15	116
Tiffany & Co. (a)	13	788
TJX Cos., Inc.	61	4,711
Tractor Supply Co.	10	912
Urban Outfitters, Inc. (a) (b)	22	605
Vitamin Shoppe, Inc. (a) (b)	4	122
Williams-Sonoma, Inc. (a)	15	782
Zumiez, Inc. (b)	3	43

		79,436

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 3.0%
Apple, Inc.	765	73,134
Diebold, Inc. (a)	14	348
Electronics For Imaging, Inc. (a) (b)	11	474
EMC Corp.	355	9,645
Hewlett Packard Enterprise Co.	400	7,308
HP, Inc.	1,208	15,160
Lexmark International, Inc. Class A	23	868
NCR Corp. (a) (b)	33	916
NetApp, Inc. (a)	59	1,451
Seagate Technology PLC (a)	172	4,190
Super Micro Computer, Inc. (a) (b)	6	149
Western Digital Corp. (a)	134	6,333

		119,976

TEXTILES,APPAREL & LUXURY GOODS — 0.5%
Carter’s, Inc.	3	319
Coach, Inc. (a)	51	2,078
Crocs, Inc. (a) (b)	12	135
Deckers Outdoor Corp. (a) (b)	6	345
G-III Apparel Group, Ltd. (a) (b)	10	457
Hanesbrands, Inc.	36	905
Kate Spade & Co. (b)	15	309
Michael Kors Holdings, Ltd. (a) (b)	22	1,089
Movado Group, Inc. (a)	4	87
NIKE, Inc. Class B (a)	98	5,410
Oxford Industries, Inc. (a)	2	113
Perry Ellis International, Inc. (b)	6	121
PVH Corp.	11	1,037
Ralph Lauren Corp. (a)	24	2,151
Skechers U.S.A., Inc. Class A (a) (b)	12	357
Steven Madden, Ltd. (a) (b)	7	239
Under Armour, Inc. Class A (a) (b)	8	321
Under Armour, Inc. Class C (b)	8	293
VF Corp. (a)	50	3,074
Wolverine World Wide, Inc. (a)	16	325

		19,165

THRIFTS & MORTGAGE FINANCE — 0.1%
Astoria Financial Corp.	44	675
Bank Mutual Corp. (a)	16	123
BofI Holding, Inc. (a) (b)	12	213
Dime Community Bancshares, Inc. (a)	9	153
New York Community Bancorp, Inc.	113	1,694
Northwest Bancshares, Inc. (a)	22	326
Oritani Financial Corp. (a)	6	96
Provident Financial Services, Inc. (a)	16	314
TrustCo Bank Corp. NY (a)	25	160
Washington Federal, Inc. (a)	24	582

		4,336

TOBACCO — 0.9%
Altria Group, Inc. (a)	180	12,413
Philip Morris International, Inc.	179	18,208
Reynolds American, Inc.	93	5,015
Universal Corp. (a)	13	751

		36,387

See accompanying notes to financial statements.

SPDR S&P 1500 Value Tilt ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

TRADING COMPANIES & DISTRIBUTORS — 0.2%
Applied Industrial Technologies, Inc.	8	$361
DXP Enterprises, Inc. (a) (b)	7	105
Fastenal Co. (a)	41	1,820
GATX Corp. (a)	29	1,275
Kaman Corp. (a)	5	213
MSC Industrial Direct Co., Inc. Class A (a)	6	423
NOW, Inc. (a) (b)	22	399
United Rentals, Inc. (a) (b)	31	2,080
Veritiv Corp. (a) (b)	2	75
W.W. Grainger, Inc. (a)	9	2,045
Watsco, Inc. (a)	7	985

		9,781

WATER UTILITIES — 0.1%
American States Water Co.	8	351
American Water Works Co., Inc.	20	1,690
Aqua America, Inc. (a)	30	1,070

		3,111

WIRELESS TELECOMMUNICATION SERVICES — 0.1%
Spok Holdings, Inc. (a)	12	230
Telephone & Data Systems, Inc.	69	2,047

		2,277

TOTAL COMMON STOCKS (Cost $3,975,459)		3,927,239

SHORT-TERM INVESTMENTS — 19.0%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (e) (f)	13,279	13,279
State Street Navigator Securities Lending Prime Portfolio (f) (g)	736,824	736,824

TOTAL SHORT-TERM INVESTMENTS (Cost $750,103)		750,103

TOTAL INVESTMENTS — 118.6% (Cost $4,725,562)		4,677,342
LIABILITIES IN EXCESS OF OTHER ASSETS — (18.6)%		(732,982)

NET ASSETS — 100.0%		$3,944,360

(a)	All or a portion of the shares of the security are on loan at June 30, 2016.
(b)	Non-income producing security.
(c)	The Fund invested in an affiliated entity, State Street Corp. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(d)	Amount shown represents less than 0.05% of net assets.
(e)	The rate shown is the annualized seven-day yield at June 30, 2016.
(f)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(g)	Investment of cash collateral for securities loaned.

REIT = Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Aerospace & Defense	$87,409	$—	$—	$87,409
Air Freight & Logistics	23,763	—	—	23,763
Airlines	25,667	—	—	25,667
Auto Components	15,361	—	—	15,361
Automobiles	64,665	—	—	64,665
Banks	393,455	—	—	393,455
Beverages	39,558	—	—	39,558
Biotechnology	42,015	—	—	42,015
Building Products	5,960	—	—	5,960
Capital Markets	98,896	—	—	98,896
Chemicals	79,613	—	—	79,613
Commercial Services & Supplies	25,905	—	—	25,905
Communications Equipment	35,503	—	—	35,503
Construction & Engineering	12,202	—	—	12,202
Construction Materials	2,788	—	—	2,788
Consumer Finance	40,852	—	—	40,852
Containers & Packaging	18,830	—	—	18,830
Distributors	5,925	—	—	5,925

See accompanying notes to financial statements.

SPDR S&P 1500 Value Tilt ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Diversified Consumer Services	$4,961	$—	$—	$4,961
Diversified Financial Services	88,893	—	—	88,893
Diversified Telecommunication Services	124,698	—	—	124,698
Electric Utilities	99,112	—	—	99,112
Electrical Equipment	20,121	—	—	20,121
Electronic Equipment, Instruments & Components	41,201	—	—	41,201
Energy Equipment & Services	68,112	—	—	68,112
Food & Staples Retailing	148,695	—	—	148,695
Food Products	74,132	—	—	74,132
Gas Utilities	15,825	—	—	15,825
Health Care Equipment & Supplies	57,794	—	—	57,794
Health Care Providers & Services	144,952	—	—	144,952
Health Care Technology	2,197	—	—	2,197
Hotels, Restaurants & Leisure	45,874	—	—	45,874
Household Durables	21,326	—	—	21,326
Household Products	46,244	—	—	46,244
Independent Power Producers & Energy Traders	7,093	—	—	7,093
Industrial Conglomerates	50,432	—	—	50,432
Insurance	201,890	—	—	201,890
Internet & Catalog Retail	29,755	—	—	29,755
Internet Software & Services	96,411	—	—	96,411
IT Services	102,616	—	—	102,616
Leisure Equipment & Products	4,912	—	—	4,912
Life Sciences Tools & Services	12,945	—	—	12,945
Machinery	75,342	—	—	75,342
Marine	820	—	—	820
Media	99,007	—	—	99,007
Metals & Mining	34,476	—	—	34,476
Multi-Utilities	50,098	—	—	50,098
Multiline Retail	26,341	—	—	26,341
Oil, Gas & Consumable Fuels	382,606	—	—	382,606
Paper & Forest Products	3,836	—	—	3,836
Personal Products	4,207	—	—	4,207
Pharmaceuticals	133,052	—	—	133,052
Professional Services	10,454	—	—	10,454
Real Estate Investment Trusts (REITs)	87,833	—	—	87,833
Real Estate Management & Development	2,777	—	—	2,777
Road & Rail	29,994	—	—	29,994
Semiconductors & Semiconductor Equipment	90,927	—	—	90,927
Software	92,442	—	—	92,442
Specialty Retail	79,436	—	—	79,436
Technology Hardware, Storage & Peripherals	119,976	—	—	119,976
Textiles, Apparel & Luxury Goods	19,165	—	—	19,165
Thrifts & Mortgage Finance	4,336	—	—	4,336
Tobacco	36,387	—	—	36,387
Trading Companies & Distributors	9,781	—	—	9,781
Water Utilities	3,111	—	—	3,111
Wireless Telecommunication Services	2,277	—	—	2,277
Short-Term Investments	750,103	—	—	750,103

TOTAL INVESTMENTS	$4,677,342	$—	$—	$4,677,342

See accompanying notes to financial statements.

SPDR S&P 1500 Value Tilt ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Corp.	166	$12,782	18	112	72	$3,882	$118	$2,570
State Street Institutional Liquid Reserves Fund, Premier Class	27,124	27,124	456,667	470,512	13,279	13,279	60	—
State Street Navigator Securities Lending Prime Portfolio	2,882,525	2,882,525	9,492,692	11,638,393	736,824	736,824	2,585	—

See accompanying notes to financial statements.

SPDR S&P 1500 Momentum Tilt ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.7%
AEROSPACE & DEFENSE — 2.6%
Aerojet Rocketdyne Holdings, Inc. (a) (b)	88	$1,609
B/E Aerospace, Inc.	37	1,708
Boeing Co.	301	39,091
Cubic Corp. (a)	8	321
Curtiss-Wright Corp.	33	2,780
Engility Holdings, Inc. (a) (b)	4	84
Esterline Technologies Corp. (a) (b)	15	931
General Dynamics Corp.	193	26,873
Honeywell International, Inc.	931	108,294
Huntington Ingalls Industries, Inc.	48	8,065
KLX, Inc. (a) (b)	17	527
L-3 Communications Holdings, Inc.	72	10,562
Lockheed Martin Corp. (a)	389	96,538
Moog, Inc. Class A (b)	4	216
Northrop Grumman Corp. (a)	294	65,350
Orbital ATK, Inc. (a)	95	8,088
Raytheon Co. (a)	408	55,468
Rockwell Collins, Inc. (a)	86	7,322
TASER International, Inc. (a) (b)	2	50
Teledyne Technologies, Inc. (a) (b)	11	1,090
Textron, Inc.	60	2,194
Triumph Group, Inc. (a)	16	568
United Technologies Corp.	308	31,585

		469,314

AIR FREIGHT & LOGISTICS — 0.7%
Atlas Air Worldwide Holdings, Inc. (b)	36	1,491
C.H. Robinson Worldwide, Inc.	195	14,479
Expeditors International of Washington, Inc. (a)	184	9,023
FedEx Corp.	169	25,651
Forward Air Corp.	40	1,781
Hub Group, Inc. Class A (a) (b)	4	153
United Parcel Service, Inc. Class B (a)	698	75,189

		127,767

AIRLINES — 0.5%
Alaska Air Group, Inc.	192	11,192
Allegiant Travel Co.	17	2,575
American Airlines Group, Inc. (a)	139	3,935
Delta Air Lines, Inc.	856	31,184
Hawaiian Holdings, Inc. (a) (b)	92	3,492
JetBlue Airways Corp. (a) (b)	268	4,438
SkyWest, Inc. (a)	84	2,223
Southwest Airlines Co.	701	27,486
United Continental Holdings, Inc. (b)	269	11,040

		97,565

AUTO COMPONENTS — 0.2%
BorgWarner, Inc. (a)	48	1,417
Delphi Automotive PLC (a)	134	8,388
Dorman Products, Inc. (a) (b)	39	2,231
Drew Industries, Inc.	20	1,697
Gentex Corp. (a)	167	2,580
Gentherm, Inc. (a) (b)	5	171
Goodyear Tire & Rubber Co. (a)	340	8,725
Johnson Controls, Inc. (a)	85	3,762
Standard Motor Products, Inc. (a)	20	796
Superior Industries International, Inc.	4	107

		29,874

AUTOMOBILES — 0.3%
Ford Motor Co. (a)	1,543	19,396
General Motors Co.	803	22,725
Harley-Davidson, Inc. (a)	105	4,756
Thor Industries, Inc. (a)	31	2,007
Winnebago Industries, Inc. (a)	44	1,008

		49,892

BANKS — 2.7%
Associated Banc-Corp (a)	137	2,350
BancorpSouth, Inc.	26	590
Bank of America Corp.	2,270	30,123
Bank of Hawaii Corp. (a)	41	2,821
Bank of the Ozarks, Inc. (a)	117	4,390
Banner Corp. (a)	27	1,149
BB&T Corp. (a)	249	8,867
BBCN Bancorp, Inc. (a)	133	1,984
Boston Private Financial Holdings, Inc. (a)	92	1,084
Brookline Bancorp, Inc. (a)	32	353
Cathay General Bancorp	84	2,369
Citigroup, Inc.	389	16,490
Citizens Financial Group, Inc.	116	2,318
City Holding Co. (a)	8	364
Columbia Banking System, Inc. (a)	61	1,712
Comerica, Inc. (a)	38	1,563
Commerce Bancshares, Inc. (a)	110	5,269
Community Bank System, Inc. (a)	28	1,150
Cullen/Frost Bankers, Inc. (a)	24	1,529
CVB Financial Corp. (a)	92	1,508
East West Bancorp, Inc.	32	1,094
Fifth Third Bancorp (a)	172	3,025
First BanCorp (a) (b)	76	302
First Financial Bancorp (a)	28	545
First Financial Bankshares, Inc. (a)	76	2,492
First Horizon National Corp. (a)	136	1,874
First Midwest Bancorp, Inc. (a)	91	1,598
First Niagara Financial Group, Inc.	390	3,799
FirstMerit Corp.	207	4,196
FNB Corp. (a)	253	3,173
Fulton Financial Corp. (a)	192	2,592
Glacier Bancorp, Inc. (a)	76	2,020
Hancock Holding Co. (a)	21	548
Hanmi Financial Corp.	48	1,128
Home BancShares, Inc. (a)	146	2,889
Huntington Bancshares, Inc. (a)	245	2,190
Independent Bank Corp.	20	914
International Bancshares Corp.	20	522
JPMorgan Chase & Co.	2,136	132,731
KeyCorp	110	1,215
LegacyTexas Financial Group, Inc.	6	161
M&T Bank Corp. (a)	91	10,759
MB Financial, Inc.	93	3,374
NBT Bancorp, Inc. (a)	71	2,033
Old National Bancorp (a)	100	1,253
PacWest Bancorp	25	994
People’s United Financial, Inc.	314	4,603
Pinnacle Financial Partners, Inc.	36	1,759
PNC Financial Services Group, Inc.	286	23,278
PrivateBancorp, Inc.	92	4,051

See accompanying notes to financial statements.

SPDR S&P 1500 Momentum Tilt ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Prosperity Bancshares, Inc. (a)	23	$1,173
Regions Financial Corp. (a)	283	2,408
S&T Bancorp, Inc. (a)	71	1,736
Signature Bank (b)	44	5,496
Simmons First National Corp. Class A (a)	40	1,847
Sterling Bancorp	231	3,627
SunTrust Banks, Inc.	155	6,367
SVB Financial Group (b)	7	666
Synovus Financial Corp.	117	3,392
Talmer Bancorp, Inc. Class A	95	1,821
TCF Financial Corp.	23	291
Texas Capital Bancshares, Inc. (a) (b)	2	94
Tompkins Financial Corp. (a)	4	260
Trustmark Corp. (a)	48	1,193
UMB Financial Corp. (a)	39	2,075
Umpqua Holdings Corp. (a)	143	2,212
United Bankshares, Inc. (a)	77	2,888
United Community Banks, Inc. (a)	28	512
US Bancorp	1,077	43,435
Valley National Bancorp (a)	203	1,851
Webster Financial Corp. (a)	115	3,904
Wells Fargo & Co. (a)	1,865	88,270
Westamerica Bancorporation (a)	12	591
Wilshire Bancorp, Inc. (a)	104	1,084
Wintrust Financial Corp.	48	2,448
Zions Bancorp (a)	45	1,131

		489,867

BEVERAGES — 3.0%
Boston Beer Co., Inc. Class A (a) (b)	5	855
Brown-Forman Corp. Class B (a)	115	11,472
Coca-Cola Co.	5,365	243,196
Constellation Brands, Inc. Class A (a)	286	47,304
Dr. Pepper Snapple Group, Inc.	272	26,283
Molson Coors Brewing Co. Class B (a)	299	30,238
Monster Beverage Corp. (b)	94	15,107
PepsiCo, Inc.	1,607	170,246

		544,701

BIOTECHNOLOGY — 1.3%
AbbVie, Inc. (a)	638	39,499
Acorda Therapeutics, Inc. (b)	13	332
Alexion Pharmaceuticals, Inc. (b)	50	5,838
Amgen, Inc.	507	77,140
Biogen, Inc. (b)	10	2,418
Celgene Corp. (b)	378	37,282
Emergent BioSolutions, Inc. (a) (b)	51	1,434
Gilead Sciences, Inc.	661	55,141
Ligand Pharmaceuticals, Inc. (b)	35	4,174
MiMedx Group, Inc. (a) (b)	163	1,301
Momenta Pharmaceuticals, Inc. (a) (b)	79	853
Regeneron Pharmaceuticals, Inc. (a) (b)	10	3,492
Repligen Corp. (b)	55	1,505
Spectrum Pharmaceuticals, Inc. (a) (b)	20	131
United Therapeutics Corp. (a) (b)	2	212
Vertex Pharmaceuticals, Inc. (a) (b)	11	946

		231,698

BUILDING PRODUCTS — 0.4%
AAON, Inc. (a)	54	1,486
Allegion PLC (a)	112	7,776

American Woodmark Corp. (b)	23	1,527
AO Smith Corp.	113	9,957
Apogee Enterprises, Inc. (a)	6	278
Fortune Brands Home & Security, Inc. (a)	254	14,724
Gibraltar Industries, Inc. (b)	20	631
Griffon Corp. (a)	20	337
Lennox International, Inc. (a)	59	8,413
Masco Corp.	551	17,048
Quanex Building Products Corp. (a)	44	818
Simpson Manufacturing Co., Inc. (a)	73	2,918
Universal Forest Products, Inc. (a)	28	2,595

		68,508

CAPITAL MARKETS — 0.6%
Affiliated Managers Group, Inc. (a) (b)	2	282
Ameriprise Financial, Inc.	22	1,977
Bank of New York Mellon Corp.	331	12,859
BlackRock, Inc. (a)	83	28,430
Calamos Asset Management, Inc. Class A	4	29
Charles Schwab Corp.	581	14,705
E*TRADE Financial Corp. (b)	62	1,456
Eaton Vance Corp. (a)	15	530
Evercore Partners, Inc. Class A	43	1,900
Federated Investors, Inc. Class B	21	604
Financial Engines, Inc.	43	1,112
Franklin Resources, Inc.	66	2,203
Goldman Sachs Group, Inc.	86	12,778
Greenhill & Co., Inc. (a)	11	177
Interactive Brokers Group, Inc. Class A (a)	71	2,513
Invesco, Ltd. (a)	55	1,405
Investment Technology Group, Inc. (a)	56	936
Janus Capital Group, Inc. (a)	19	265
Legg Mason, Inc. (a)	24	708
Morgan Stanley	67	1,741
Northern Trust Corp.	85	5,632
Piper Jaffray Cos. (a) (b)	16	603
Raymond James Financial, Inc.	28	1,380
SEI Investments Co. (a)	79	3,801
State Street Corp. (c)	53	2,858
Stifel Financial Corp. (a) (b)	27	849
T Rowe Price Group, Inc.	142	10,362
WisdomTree Investments, Inc. (a)	45	441

		112,536

CHEMICALS — 1.5%
A Schulman, Inc.	20	488
Air Products & Chemicals, Inc.	162	23,011
Albemarle Corp. (a)	143	11,341
American Vanguard Corp. (a)	40	604
Ashland, Inc. (a)	13	1,492
Balchem Corp. (a)	37	2,207
Cabot Corp.	80	3,653
CF Industries Holdings, Inc.	11	265
Chemours Co.	116	956
Dow Chemical Co.	933	46,379
E.I. du Pont de Nemours & Co. (a)	498	32,270
Eastman Chemical Co.	85	5,772
Ecolab, Inc.	199	23,601
Flotek Industries, Inc. (a) (b)	75	990

See accompanying notes to financial statements.

SPDR S&P 1500 Momentum Tilt ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

FMC Corp.	1	$46
Hawkins, Inc.	4	174
HB Fuller Co.	27	1,188
Ingevity Corp. (b)	1	34
Innophos Holdings, Inc.	12	507
Innospec, Inc.	35	1,610
International Flavors & Fragrances, Inc. (a)	60	7,564
Intrepid Potash, Inc. (b)	4	6
Koppers Holdings, Inc. (a) (b)	8	246
Kraton Performance Polymers, Inc. (a) (b)	40	1,117
LSB Industries, Inc. (a) (b)	20	242
LyondellBasell Industries NV Class A (a)	76	5,656
Minerals Technologies, Inc.	1	57
Monsanto Co.	61	6,308
Mosaic Co. (a)	44	1,152
NewMarket Corp.	5	2,072
Olin Corp. (a)	31	770
PolyOne Corp.	41	1,445
PPG Industries, Inc.	223	23,225
Praxair, Inc. (a)	188	21,129
Quaker Chemical Corp. (a)	25	2,230
Rayonier Advanced Materials, Inc.	1	14
RPM International, Inc. (a)	111	5,544
Scotts Miracle-Gro Co. Class A	49	3,426
Sensient Technologies Corp. (a)	30	2,131
Sherwin-Williams Co. (a)	66	19,382
Stepan Co. (a)	16	952
Tredegar Corp.	39	629
Valspar Corp.	118	12,748

		274,633

COMMERCIAL SERVICES & SUPPLIES — 0.7%
ABM Industries, Inc.	59	2,152
Brady Corp. Class A	12	367
Brink’s Co. (a)	79	2,251
Cintas Corp.	112	10,991
Copart, Inc. (b)	134	6,567
Deluxe Corp. (a)	32	2,124
G&K Services, Inc. Class A	20	1,531
Healthcare Services Group, Inc. (a)	96	3,972
Herman Miller, Inc.	39	1,166
HNI Corp. (a)	29	1,348
Interface, Inc.	83	1,266
Matthews International Corp. Class A (a)	24	1,335
Mobile Mini, Inc. (a)	5	173
MSA Safety, Inc.	24	1,261
Pitney Bowes, Inc. (a)	143	2,545
Republic Services, Inc.	345	17,702
Rollins, Inc. (a)	124	3,629
RR Donnelley & Sons Co.	81	1,371
Stericycle, Inc. (a) (b)	49	5,102
Tetra Tech, Inc. (a)	91	2,798
Tyco International PLC	243	10,352
UniFirst Corp. (a)	19	2,199
Viad Corp.	47	1,457
Waste Management, Inc.	601	39,828

		123,487

COMMUNICATIONS EQUIPMENT — 0.9%
ADTRAN, Inc. (a)	76	1,417
ARRIS International PLC (a) (b)	8	168
Bel Fuse, Inc. Class B	4	71
Black Box Corp.	4	52
CalAmp Corp. (a) (b)	55	815
Ciena Corp. (a) (b)	40	750
Cisco Systems, Inc.	3,798	108,965
F5 Networks, Inc. (a) (b)	16	1,821
Harmonic, Inc. (a) (b)	171	487
Harris Corp. (a)	93	7,760
InterDigital, Inc. (a)	20	1,114
Ixia (b)	55	540
Juniper Networks, Inc. (a)	232	5,218
Lumentum Holdings, Inc. (b)	70	1,694
Motorola Solutions, Inc.	258	17,020
NETGEAR, Inc. (b)	66	3,138
NetScout Systems, Inc. (a) (b)	65	1,446
Plantronics, Inc. (a)	25	1,100
Polycom, Inc. (a) (b)	157	1,766
ViaSat, Inc. (a) (b)	65	4,641
Viavi Solutions, Inc. (a) (b)	11	73

		160,056

CONSTRUCTION & ENGINEERING — 0.2%
AECOM (a) (b)	101	3,209
Aegion Corp. (b)	44	858
Comfort Systems USA, Inc. (a)	83	2,703
Dycom Industries, Inc. (a) (b)	55	4,937
EMCOR Group, Inc.	55	2,709
Fluor Corp.	56	2,760
Granite Construction, Inc. (a)	57	2,596
Jacobs Engineering Group, Inc. (b)	124	6,176
KBR, Inc. (a)	19	252
Orion Group Holdings, Inc. (b)	12	64
Quanta Services, Inc. (b)	9	208
Valmont Industries, Inc. (a)	17	2,300

		28,772

CONSTRUCTION MATERIALS — 0.2%
Eagle Materials, Inc. (a)	5	386
Headwaters, Inc. (a) (b)	100	1,794
Martin Marietta Materials, Inc.	76	14,592
US Concrete, Inc. (a) (b)	24	1,462
Vulcan Materials Co. (a)	206	24,794

		43,028

CONSUMER FINANCE — 0.2%
American Express Co. (a)	108	6,562
Capital One Financial Corp.	116	7,367
Cash America International, Inc. (a)	19	810
Discover Financial Services	127	6,806
Enova International, Inc. (a) (b)	17	125
First Cash Financial Services, Inc.	4	206
Green Dot Corp. (Class A) (a) (b)	77	1,770
Navient Corp. (a)	16	191
PRA Group, Inc. (a) (b)	36	869
SLM Corp. (b)	55	340
Synchrony Financial (a) (b)	403	10,188
World Acceptance Corp. (a) (b)	15	684

		35,918

See accompanying notes to financial statements.

SPDR S&P 1500 Momentum Tilt ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

CONTAINERS & PACKAGING — 0.3%
AptarGroup, Inc.	97	$7,676
Avery Dennison Corp.	154	11,511
Ball Corp. (a)	93	6,723
Bemis Co., Inc.	129	6,642
Greif, Inc. Class A (a)	12	447
International Paper Co.	55	2,331
Myers Industries, Inc.	40	576
Packaging Corp. of America (a)	29	1,941
Sealed Air Corp.	181	8,320
Silgan Holdings, Inc.	47	2,419
Sonoco Products Co.	120	5,959
WestRock Co. (a)	11	428

		54,973

DISTRIBUTORS — 0.2%
Core-Mark Holding Co., Inc. (a)	62	2,906
Genuine Parts Co. (a)	177	17,921
LKQ Corp. (b)	417	13,219
Pool Corp.	76	7,146
VOXX International Corp. (b)	8	22

		41,214

DIVERSIFIED CONSUMER SERVICES — 0.0% (d)
American Public Education, Inc. (a) (b)	4	112
Capella Education Co.	4	211
Career Education Corp. (a) (b)	4	24
DeVry Education Group, Inc. (a)	5	89
Graham Holdings Co. Class B	1	490
H&R Block, Inc. (a)	135	3,105
Regis Corp. (b)	36	448
Service Corp. International (a)	77	2,082
Sotheby’s (a)	2	55
Universal Technical Institute, Inc.	4	9

		6,625

DIVERSIFIED FINANCIAL SERVICES — 1.9%
Berkshire Hathaway, Inc. Class B (b)	1,415	204,878
CBOE Holdings, Inc. (a)	111	7,395
CME Group, Inc.	372	36,233
FactSet Research Systems, Inc. (a)	27	4,358
Intercontinental Exchange, Inc.	110	28,156
Leucadia National Corp. (a)	15	260
MarketAxess Holdings, Inc. (a)	64	9,306
Moody’s Corp.	82	7,684
MSCI, Inc. (a)	149	11,491
Nasdaq, Inc. (a)	190	12,287
S&P Global, Inc. (a)	175	18,770

		340,818

DIVERSIFIED TELECOMMUNICATION SERVICES — 3.6%
AT&T, Inc. (a)	8,518	368,063
ATN International, Inc.	8	623
CenturyLink, Inc. (a)	311	9,022
Cincinnati Bell, Inc. (b)	326	1,490
Cogent Communications Holdings, Inc. (a)	52	2,083
Consolidated Communications Holdings, Inc. (a)	65	1,771
Frontier Communications Corp. (a)	360	1,778
General Communication, Inc. Class A (b)	8	126

Level 3 Communications, Inc. (b)	165	8,496
Verizon Communications, Inc.	4,556	254,407

		647,859

ELECTRIC UTILITIES — 3.2%
ALLETE, Inc.	41	2,650
Alliant Energy Corp. (a)	350	13,895
American Electric Power Co., Inc.	712	49,904
Duke Energy Corp.	696	59,710
Edison International	473	36,738
El Paso Electric Co.	62	2,931
Entergy Corp. (a)	180	14,643
Eversource Energy (a)	488	29,231
Exelon Corp.	1,011	36,760
FirstEnergy Corp.	391	13,650
Great Plains Energy, Inc.	237	7,205
Hawaiian Electric Industries, Inc.	109	3,574
IDACORP, Inc.	77	6,264
NextEra Energy, Inc.	683	89,063
OGE Energy Corp. (a)	59	1,932
PG&E Corp.	628	40,142
Pinnacle West Capital Corp.	171	13,861
PNM Resources, Inc. (a)	123	4,359
PPL Corp.	1,037	39,147
Southern Co. (a)	1,385	74,277
Westar Energy, Inc.	230	12,901
Xcel Energy, Inc. (a)	781	34,973

		587,810

ELECTRICAL EQUIPMENT — 0.5%
Acuity Brands, Inc. (a)	73	18,101
AMETEK, Inc. (a)	155	7,166
AZZ, Inc.	51	3,059
Eaton Corp. PLC	262	15,649
Emerson Electric Co. (a)	424	22,116
Encore Wire Corp. (a)	8	298
EnerSys	10	595
General Cable Corp. (a)	3	38
Hubbell, Inc.	31	3,270
Powell Industries, Inc. (a)	8	315
Regal Beloit Corp.	29	1,596
Rockwell Automation, Inc. (a)	92	10,563

		82,766

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.7%
Agilysys, Inc. (a) (b)	4	42
Amphenol Corp. Class A	284	16,282
Anixter International, Inc. (a) (b)	9	480
Arrow Electronics, Inc. (a) (b)	92	5,695
Avnet, Inc.	111	4,497
Badger Meter, Inc. (a)	8	584
Belden, Inc.	1	60
Cognex Corp. (a)	27	1,164
Coherent, Inc. (a) (b)	41	3,763
Corning, Inc.	930	19,046
CTS Corp. (a)	16	287
Daktronics, Inc. (a)	8	50
Electro Scientific Industries, Inc. (b)	4	23
Fabrinet (a) (b)	52	1,930
FARO Technologies, Inc. (a) (b)	31	1,049

See accompanying notes to financial statements.

SPDR S&P 1500 Momentum Tilt ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

FEI Co. (a)	56	$5,985
FLIR Systems, Inc. (a)	139	4,302
II-VI, Inc. (a) (b)	104	1,951
Ingram Micro, Inc. Class A	254	8,834
Insight Enterprises, Inc. (b)	12	312
IPG Photonics Corp. (a) (b)	37	2,960
Itron, Inc. (a) (b)	32	1,379
Jabil Circuit, Inc. (a)	42	776
Keysight Technologies, Inc. (b)	23	669
Knowles Corp. (b)	40	547
Littelfuse, Inc.	34	4,019
Methode Electronics, Inc.	5	171
MTS Systems Corp. (a)	24	1,052
National Instruments Corp. (a)	102	2,795
OSI Systems, Inc. (a) (b)	25	1,453
Plexus Corp. (a) (b)	28	1,210
QLogic Corp. (b)	108	1,592
Rofin-Sinar Technologies, Inc. (b)	46	1,469
Rogers Corp. (a) (b)	24	1,466
Sanmina Corp. (b)	92	2,467
SYNNEX Corp. (a)	41	3,888
TE Connectivity, Ltd. (a)	222	12,678
Tech Data Corp. (a) (b)	51	3,664
Trimble Navigation, Ltd. (b)	165	4,019
TTM Technologies, Inc. (a) (b)	4	30
VeriFone Systems, Inc. (b)	67	1,242
Vishay Intertechnology, Inc. (a)	127	1,574
Zebra Technologies Corp. Class A (a) (b)	7	351

		127,807

ENERGY EQUIPMENT & SERVICES — 0.2%
Archrock, Inc. (a)	9	85
Atwood Oceanics, Inc.	7	88
Baker Hughes, Inc.	20	903
CARBO Ceramics, Inc. (a)	24	314
Diamond Offshore Drilling, Inc. (a)	3	73
Ensco PLC Class A (a)	31	301
Era Group, Inc. (b)	4	38
Exterran Corp. (b)	4	51
FMC Technologies, Inc. (b)	29	773
Geospace Technologies Corp. (b)	3	49
Gulf Island Fabrication, Inc.	4	28
Halliburton Co.	113	5,118
Helix Energy Solutions Group, Inc. (a) (b)	4	27
Helmerich & Payne, Inc. (a)	14	940
Hornbeck Offshore Services, Inc. (a) (b)	3	25
Matrix Service Co. (b)	4	66
Nabors Industries, Ltd. (a)	12	121
National Oilwell Varco, Inc. (a)	20	673
Noble Corp. PLC (a)	11	91
Oil States International, Inc. (a) (b)	24	789
Patterson-UTI Energy, Inc. (a)	5	107
Pioneer Energy Services Corp. (a) (b)	139	639
Rowan Cos. PLC Class A (a)	16	282
Schlumberger, Ltd. (a)	183	14,472
Superior Energy Services, Inc. (a)	5	92
TETRA Technologies, Inc. (b)	144	917
Tidewater, Inc. (a)	13	57
Unit Corp. (b)	1	16

US Silica Holdings, Inc.	1	34

		27,169

FOOD & STAPLES RETAILING — 2.1%
Andersons, Inc. (a)	3	107
Casey’s General Stores, Inc. (a)	68	8,943
Costco Wholesale Corp.	494	77,578
CVS Health Corp.	1,008	96,506
Kroger Co.	1,157	42,566
SpartanNash Co.	8	245
Sprouts Farmers Market, Inc. (a) (b)	56	1,282
SUPERVALU, Inc. (b)	246	1,161
Sysco Corp.	854	43,332
United Natural Foods, Inc. (a) (b)	37	1,731
Wal-Mart Stores, Inc.	621	45,345
Walgreens Boots Alliance, Inc.	721	60,038
Whole Foods Market, Inc. (a)	15	480

		379,314

FOOD PRODUCTS — 2.4%
Archer-Daniels-Midland Co.	79	3,388
B&G Foods, Inc. (a)	93	4,483
Cal-Maine Foods, Inc. (a)	40	1,773
Calavo Growers, Inc. (a)	8	536
Campbell Soup Co. (a)	308	20,491
ConAgra Foods, Inc.	668	31,937
Dean Foods Co. (a)	75	1,357
Flowers Foods, Inc. (a)	41	769
General Mills, Inc.	756	53,918
Hain Celestial Group, Inc. (a) (b)	13	647
Hershey Co. (a)	120	13,619
Hormel Foods Corp. (a)	462	16,909
Ingredion, Inc.	117	15,141
J&J Snack Foods Corp. (a)	23	2,743
J.M. Smucker Co.	142	21,642
Kellogg Co.	388	31,680
Kraft Heinz Co.	758	67,068
Lancaster Colony Corp. (a)	24	3,063
McCormick & Co., Inc.	188	20,054
Mead Johnson Nutrition Co. (a)	74	6,715
Mondelez International, Inc. Class A	1,448	65,898
Post Holdings, Inc. (a) (b)	103	8,517
Sanderson Farms, Inc. (a)	29	2,513
Seneca Foods Corp. Class A (b)	12	434
Snyder’s-Lance, Inc.	83	2,813
Tootsie Roll Industries, Inc. (a)	12	462
TreeHouse Foods, Inc. (a) (b)	57	5,851
Tyson Foods, Inc. Class A	515	34,397
WhiteWave Foods Co. (b)	85	3,990

		442,808

GAS UTILITIES — 0.5%
AGL Resources, Inc. (a)	196	12,930
Atmos Energy Corp. (a)	175	14,231
National Fuel Gas Co. (a)	15	853
New Jersey Resources Corp. (a)	105	4,048
Northwest Natural Gas Co. (a)	47	3,047
ONE Gas, Inc.	90	5,993
Piedmont Natural Gas Co., Inc.	136	8,176
Questar Corp.	192	4,871
South Jersey Industries, Inc. (a)	111	3,510

See accompanying notes to financial statements.

SPDR S&P 1500 Momentum Tilt ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Southwest Gas Corp.	73	$5,746
Spire, Inc.	80	5,667
UGI Corp.	234	10,588
WGL Holdings, Inc. (a)	77	5,451

		85,111

HEALTH CARE EQUIPMENT & SUPPLIES — 2.9%
Abaxis, Inc. (a)	24	1,133
Abbott Laboratories (a)	712	27,989
Abiomed, Inc. (a) (b)	73	7,978
Align Technology, Inc. (b)	119	9,585
Analogic Corp. (a)	7	556
Baxter International, Inc. (a)	644	29,122
Becton Dickinson and Co.	233	39,514
Boston Scientific Corp. (b)	1,245	29,096
C.R. Bard, Inc. (a)	107	25,162
Cantel Medical Corp.	49	3,368
CONMED Corp. (a)	6	286
Cooper Cos., Inc. (a)	7	1,201
CryoLife, Inc. (a)	36	425
Cynosure, Inc. Class A (b)	37	1,800
DENTSPLY SIRONA, Inc. (a)	344	21,342
Edwards Lifesciences Corp. (b)	368	36,701
Haemonetics Corp. (b)	16	464
Halyard Health, Inc. (b)	52	1,691
Hill-Rom Holdings, Inc.	37	1,867
Hologic, Inc. (b)	206	7,128
ICU Medical, Inc. (b)	20	2,255
IDEXX Laboratories, Inc. (b)	138	12,815
Integer Holdings Corp. (b)	12	371
Integra LifeSciences Holdings Corp. (a) (b)	55	4,388
Intuitive Surgical, Inc. (b)	54	35,716
LivaNova PLC (b)	13	653
Masimo Corp. (b)	69	3,623
Medtronic PLC	1,199	104,037
Meridian Bioscience, Inc. (a)	20	390
Merit Medical Systems, Inc. (a) (b)	20	397
Natus Medical, Inc. (a) (b)	48	1,814
Neogen Corp. (a) (b)	28	1,575
NuVasive, Inc. (a) (b)	71	4,240
ResMed, Inc. (a)	68	4,300
St. Jude Medical, Inc.	37	2,886
STERIS PLC	87	5,981
Stryker Corp. (a)	427	51,167
SurModics, Inc. (a) (b)	20	470
Teleflex, Inc. (a)	68	12,057
Varian Medical Systems, Inc. (a) (b)	44	3,618
West Pharmaceutical Services, Inc. (a)	108	8,195
Zimmer Biomet Holdings, Inc.	118	14,205

		521,561

HEALTH CARE PROVIDERS & SERVICES — 2.7%
Aetna, Inc. (a)	323	39,448
Air Methods Corp. (a) (b)	4	143
Almost Family, Inc. (a) (b)	4	170
Amedisys, Inc. (a) (b)	72	3,635
AmerisourceBergen Corp.	25	1,983
AMN Healthcare Services, Inc. (a) (b)	68	2,718
Amsurg Corp. (a) (b)	92	7,134

Anthem, Inc. (a)	149	19,570
Cardinal Health, Inc.	217	16,928
Centene Corp. (b)	127	9,064
Chemed Corp. (a)	23	3,135
Cigna Corp. (a)	281	35,965
Community Health Systems, Inc. (a) (b)	16	193
Cross Country Healthcare, Inc. (a) (b)	4	56
DaVita HealthCare Partners, Inc. (b)	66	5,103
Ensign Group, Inc. (a)	48	1,008
ExamWorks Group, Inc. (b)	47	1,638
Express Scripts Holding Co. (b)	83	6,291
HCA Holdings, Inc. (b)	282	21,717
HealthEquity, Inc. (a) (b)	57	1,732
Healthways, Inc. (a) (b)	52	601
Henry Schein, Inc. (b)	126	22,277
Humana, Inc. (a)	163	29,320
Kindred Healthcare, Inc. (a)	29	327
Laboratory Corp. of America Holdings (b)	67	8,728
Landauer, Inc. (a)	8	329
LHC Group, Inc. (b)	12	519
LifePoint Health, Inc. (a) (b)	21	1,373
Magellan Health, Inc. (b)	32	2,105
McKesson Corp.	10	1,867
MEDNAX, Inc. (a) (b)	45	3,259
Molina Healthcare, Inc. (a) (b)	57	2,844
Owens & Minor, Inc. (a)	96	3,588
Patterson Cos., Inc. (a)	75	3,592
PharMerica Corp. (a) (b)	13	321
Quest Diagnostics, Inc.	128	10,420
Quorum Health Corp. (b)	3	32
Surgical Care Affiliates, Inc. (a) (b)	39	1,859
Tenet Healthcare Corp. (a) (b)	4	111
UnitedHealth Group, Inc.	1,310	184,972
Universal Health Services, Inc. Class B (a)	91	12,203
VCA, Inc. (b)	96	6,491
WellCare Health Plans, Inc. (a) (b)	60	6,437

		481,206

HEALTH CARE TECHNOLOGY — 0.0% (d)
Allscripts Healthcare Solutions, Inc. (b)	142	1,803
Cerner Corp. (b)	13	762
Computer Programs & Systems, Inc.	4	160
HealthStream, Inc. (a) (b)	32	849
HMS Holdings Corp. (a) (b)	55	968
Medidata Solutions, Inc. (a) (b)	31	1,453
Omnicell, Inc. (a) (b)	5	171
Quality Systems, Inc. (a)	47	560

		6,726

HOTELS, RESTAURANTS & LEISURE — 2.5%
BJ’s Restaurants, Inc. (a) (b)	35	1,534
Bob Evans Farms, Inc. (a)	28	1,063
Boyd Gaming Corp. (a) (b)	123	2,263
Brinker International, Inc. (a)	8	364
Buffalo Wild Wings, Inc. (b)	5	695
Carnival Corp. (a)	669	29,570
Cheesecake Factory, Inc. (a)	46	2,215
Chipotle Mexican Grill, Inc. (a) (b)	5	2,014
Cracker Barrel Old Country Store, Inc. (a)	33	5,659

See accompanying notes to financial statements.

SPDR S&P 1500 Momentum Tilt ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Darden Restaurants, Inc.	147	$9,311
DineEquity, Inc.	3	254
Domino’s Pizza, Inc.	77	10,116
Dunkin’ Brands Group, Inc. (a)	36	1,570
International Speedway Corp. Class A	24	803
Interval Leisure Group, Inc.	93	1,479
Jack in the Box, Inc.	15	1,289
Marcus Corp.	4	84
Marriott International, Inc. Class A (a)	85	5,649
Marriott Vacations Worldwide Corp. (a)	23	1,575
McDonald’s Corp.	1,452	174,734
Panera Bread Co. Class A (a) (b)	27	5,722
Papa John’s International, Inc. (a)	7	476
Popeyes Louisiana Kitchen, Inc. (b)	15	820
Red Robin Gourmet Burgers, Inc. (a) (b)	16	759
Royal Caribbean Cruises, Ltd.	246	16,519
Ruby Tuesday, Inc. (b)	4	15
Ruth’s Hospitality Group, Inc.	48	766
Scientific Games Corp. Class A (b)	80	735
Sonic Corp. (a)	76	2,056
Starbucks Corp.	2,186	124,864
Starwood Hotels & Resorts Worldwide, Inc.	119	8,800
Texas Roadhouse, Inc. (a)	92	4,195
Wendy’s Co. (a)	165	1,587
Wyndham Worldwide Corp. (a)	54	3,846
Wynn Resorts, Ltd. (a)	24	2,175
Yum! Brands, Inc.	270	22,388

		447,964

HOUSEHOLD DURABLES — 0.7%
CalAtlantic Group, Inc. (a)	17	624
D.R. Horton, Inc. (a)	449	14,135
Ethan Allen Interiors, Inc. (a)	16	529
Garmin, Ltd. (a)	67	2,842
Harman International Industries, Inc.	3	215
Helen of Troy, Ltd. (b)	43	4,422
KB Home (a)	39	593
La-Z-Boy, Inc. (a)	69	1,920
Leggett & Platt, Inc. (a)	173	8,842
Lennar Corp. Class A (a)	182	8,390
M/I Homes, Inc. (a) (b)	32	603
MDC Holdings, Inc. (a)	15	365
Meritage Homes Corp. (b)	19	713
Mohawk Industries, Inc. (b)	76	14,422
Newell Brands, Inc. (a)	639	31,036
NVR, Inc. (b)	6	10,682
PulteGroup, Inc. (a)	210	4,093
Tempur Sealy International, Inc. (b)	47	2,600
Toll Brothers, Inc. (a) (b)	79	2,126
TopBuild Corp. (b)	54	1,955
Tupperware Brands Corp. (a)	20	1,126
Universal Electronics, Inc. (a) (b)	25	1,807
Whirlpool Corp.	71	11,831

		125,871

HOUSEHOLD PRODUCTS — 2.2%
Central Garden & Pet Co. Class A (b)	56	1,216
Church & Dwight Co., Inc. (a)	154	15,845
Clorox Co. (a)	188	26,017

Colgate-Palmolive Co.	903	66,100
Energizer Holdings, Inc. (a)	84	4,325
Kimberly-Clark Corp.	555	76,302
Procter & Gamble Co.	2,499	211,590
WD-40 Co. (a)	16	1,879

		403,274

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.0% (d)
AES Corp.	319	3,981
NRG Energy, Inc. (a)	43	644
Talen Energy Corp. (b)	45	610

		5,235

INDUSTRIAL CONGLOMERA TES — 3.5%
3M Co. (a)	624	109,275
Carlisle Cos., Inc.	59	6,235
Danaher Corp.	779	78,679
General Electric Co. (a)	13,567	427,089
Roper Technologies, Inc. (a)	102	17,397

		638,675

INSURANCE — 2.9%
Aflac, Inc.	351	25,328
Alleghany Corp. (b)	17	9,343
Allstate Corp.	249	17,418
American Equity Investment Life Holding Co.	97	1,382
American Financial Group, Inc.	84	6,210
American International Group, Inc.	758	40,091
AMERISAFE, Inc.	20	1,224
Aon PLC	297	32,441
Arthur J Gallagher & Co.	117	5,569
Aspen Insurance Holdings, Ltd.	77	3,571
Assurant, Inc.	96	8,286
Brown & Brown, Inc. (a)	153	5,733
Chubb, Ltd.	561	73,328
Cincinnati Financial Corp. (a)	241	18,049
CNO Financial Group, Inc. (a)	196	3,422
eHealth, Inc. (a) (b)	24	336
Employers Holdings, Inc.	24	696
Endurance Specialty Holdings, Ltd. (a)	71	4,768
Everest Re Group, Ltd. (a)	54	9,864
First American Financial Corp.	146	5,872
Genworth Financial, Inc. Class A (b)	5	13
Hanover Insurance Group, Inc.	65	5,500
Hartford Financial Services Group, Inc.	487	21,613
Horace Mann Educators Corp. (a)	56	1,892
Infinity Property & Casualty Corp.	4	323
Kemper Corp. (a)	44	1,363
Lincoln National Corp.	11	426
Loews Corp.	130	5,342
Marsh & McLennan Cos., Inc.	573	39,228
Mercury General Corp. (a)	44	2,339
MetLife, Inc.	337	13,423
Navigators Group, Inc.	4	368
Old Republic International Corp.	396	7,639
Primerica, Inc. (a)	19	1,088
Principal Financial Group, Inc.	36	1,480
ProAssurance Corp.	79	4,230
Progressive Corp.	951	31,859

See accompanying notes to financial statements.

SPDR S&P 1500 Momentum Tilt ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Prudential Financial, Inc.	216	$15,409
Reinsurance Group of America, Inc.	67	6,498
RenaissanceRe Holdings, Ltd. (a)	65	7,634
RLI Corp. (a)	74	5,090
Safety Insurance Group, Inc. (a)	8	493
Selective Insurance Group, Inc.	75	2,866
Stewart Information Services Corp. (a)	28	1,159
Torchmark Corp. (a)	74	4,575
Travelers Cos., Inc. (a)	402	47,854
United Fire Group, Inc. (a)	32	1,358
Universal Insurance Holdings, Inc.	55	1,022
Unum Group	116	3,688
Willis Towers Watson PLC (a)	79	9,820
WR Berkley Corp.	135	8,089
XL Group PLC Class A	244	8,128

		534,740

INTERNET & CATALOG RETAIL — 3.4%
Amazon.com, Inc. (b)	675	483,043
Expedia, Inc. (a)	141	14,988
FTD Cos., Inc. (a) (b)	36	899
HSN, Inc. (a)	4	196
Netflix, Inc. (b)	659	60,285
Nutrisystem, Inc. (a)	4	101
PetMed Express, Inc. (a)	8	150
Priceline Group, Inc. (b)	46	57,427
TripAdvisor, Inc. (a) (b)	25	1,608

		618,697

INTERNET SOFTWARE & SERVICES — 6.6%
Akamai Technologies, Inc. (a) (b)	23	1,286
Alphabet, Inc. Class A (b)	510	358,800
Alphabet, Inc. Class C (b)	489	338,437
Blucora, Inc. (a) (b)	68	704
comScore, Inc. (a) (b)	51	1,218
DHI Group, Inc. (b)	4	25
eBay, Inc. (b)	715	16,738
Facebook, Inc. Class A (b)	4,031	460,663
j2 Global, Inc. (a)	18	1,137
Liquidity Services, Inc. (a) (b)	3	24
LivePerson, Inc. (b)	76	482
LogMeIn, Inc. (b)	3	190
Monster Worldwide, Inc. (b)	4	10
NIC, Inc. (a)	59	1,294
Rackspace Hosting, Inc. (b)	5	104
Stamps.com, Inc. (a) (b)	25	2,186
VeriSign, Inc. (a) (b)	169	14,612
XO Group, Inc. (b)	4	70
Yahoo!, Inc. (b)	191	7,174

		1,205,154

IT SERVICES — 4.2%
Accenture PLC Class A	985	111,591
Acxiom Corp. (a) (b)	84	1,847
Alliance Data Systems Corp. (b)	3	588
Automatic Data Processing, Inc.	463	42,536
Broadridge Financial Solutions, Inc.	141	9,193
CACI International, Inc. Class A (b)	35	3,164
Ciber, Inc. (b)	16	24
Cognizant Technology Solutions Corp. Class A (b)	616	35,260

Computer Sciences Corp.	202	10,029
Convergys Corp. (a)	140	3,500
CoreLogic, Inc. (b)	59	2,270
CSG Systems International, Inc. (a)	52	2,096
CSRA, Inc.	67	1,570
DST Systems, Inc. (a)	21	2,445
ExlService Holdings, Inc. (a) (b)	54	2,830
Fidelity National Information Services, Inc.	231	17,020
Fiserv, Inc. (a) (b)	363	39,469
Gartner, Inc. (b)	76	7,403
Global Payments, Inc.	261	18,630
International Business Machines Corp. (a)	430	65,265
Jack Henry & Associates, Inc. (a)	116	10,123
Leidos Holdings, Inc.	103	4,931
MasterCard, Inc. Class A	924	81,367
MAXIMUS, Inc. (a)	43	2,381
NeuStar, Inc. Class A (a) (b)	19	447
Paychex, Inc. (a)	438	26,061
PayPal Holdings, Inc. (b)	1,027	37,496
Perficient, Inc. (a) (b)	36	731
Science Applications International Corp.	42	2,451
Sykes Enterprises, Inc. (b)	60	1,738
TeleTech Holdings, Inc.	4	109
Teradata Corp. (a) (b)	57	1,429
Total System Services, Inc.	244	12,959
Virtusa Corp. (b)	51	1,473
Visa, Inc. Class A (a)	2,473	183,422
Western Union Co. (a)	331	6,349
WEX, Inc. (a) (b)	5	443
Xerox Corp. (a)	712	6,757

		757,397

LEISURE EQUIPMENT & PRODUCTS — 0.2%
Arctic Cat, Inc. (a)	20	340
Brunswick Corp.	44	1,994
Callaway Golf Co.	28	286
Hasbro, Inc.	133	11,171
Mattel, Inc.	523	16,365
Polaris Industries, Inc. (a)	13	1,063
Sturm Ruger & Co., Inc.	32	2,048
Vista Outdoor, Inc. (b)	76	3,627

		36,894

LIFE SCIENCES TOOLS & SERVICES — 0.7%
Agilent Technologies, Inc. (a)	216	9,582
Bio-Rad Laboratories, Inc. Class A (b)	17	2,431
Bio-Techne Corp. (a)	31	3,496
Cambrex Corp. (a) (b)	48	2,483
Charles River Laboratories International, Inc. (b)	43	3,545
Illumina, Inc. (a) (b)	32	4,492
Mettler-Toledo International, Inc. (a) (b)	30	10,948
PAREXEL International Corp. (a) (b)	35	2,201
PerkinElmer, Inc. (a)	72	3,774
Thermo Fisher Scientific, Inc.	474	70,038
Waters Corp. (a) (b)	75	10,549

		123,539

See accompanying notes to financial statements.

SPDR S&P 1500 Momentum Tilt ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

MACHINERY — 1.1%
AGCO Corp. (a)	47	$2,215
Albany International Corp. Class A (a)	40	1,597
Astec Industries, Inc. (a)	4	225
Barnes Group, Inc.	49	1,623
Briggs & Stratton Corp. (a)	60	1,271
Caterpillar, Inc. (a)	230	17,436
CLARCOR, Inc.	7	426
Crane Co.	11	624
Cummins, Inc. (a)	36	4,048
Deere & Co. (a)	66	5,349
Donaldson Co., Inc. (a)	16	550
Dover Corp.	48	3,327
EnPro Industries, Inc.	1	44
ESCO Technologies, Inc. (a)	32	1,278
Federal Signal Corp.	80	1,030
Flowserve Corp. (a)	5	226
Graco, Inc. (a)	75	5,924
Harsco Corp. (a)	59	392
Hillenbrand, Inc. (a)	71	2,133
IDEX Corp. (a)	90	7,389
Illinois Tool Works, Inc.	389	40,518
Ingersoll-Rand PLC	169	10,762
ITT, Inc.	68	2,175
John Bean Technologies Corp. (a)	51	3,122
Joy Global, Inc. (a)	9	190
Kennametal, Inc. (a)	36	796
Lincoln Electric Holdings, Inc. (a)	13	768
Lindsay Corp. (a)	12	814
Lydall, Inc. (a) (b)	20	771
Mueller Industries, Inc. (a)	13	415
Nordson Corp. (a)	35	2,926
Oshkosh Corp. (a)	5	239
PACCAR, Inc. (a)	77	3,994
Parker-Hannifin Corp. (a)	77	8,320
Pentair PLC	56	3,264
Proto Labs, Inc. (b)	26	1,497
Snap-on, Inc.	54	8,522
SPX Corp. (a)	17	253
SPX FLOW, Inc. (b)	17	443
Standex International Corp. (a)	12	992
Stanley Black & Decker, Inc.	154	17,128
Tennant Co.	31	1,670
Timken Co. (a)	43	1,318
Toro Co. (a)	79	6,968
Trinity Industries, Inc. (a)	20	371
Wabtec Corp. (a)	21	1,475
Watts Water Technologies, Inc. Class A	28	1,631
Woodward, Inc. (a)	63	3,631
Xylem, Inc. (a)	226	10,091

		192,171

MARINE — 0.0% (d)
Kirby Corp. (b)	1	62
Matson, Inc. (a)	67	2,164

		2,226

MEDIA — 1.8%
AMC Networks, Inc. Class A (a) (b)	13	785
Cable One, Inc. (a)	5	2,557

CBS Corp. Class B (a)	130	7,077
Cinemark Holdings, Inc. (a)	68	2,479
Comcast Corp. Class A	2,489	162,258
Discovery Communications, Inc. Class A (a) (b)	9	227
Discovery Communications, Inc. Class C (a) (b)	80	1,908
DreamWorks Animation SKG, Inc. Class A (b)	41	1,676
EW Scripps Co. Class A (a) (b)	32	507
Gannett Co., Inc. (a)	161	2,223
Interpublic Group of Cos., Inc.	518	11,966
John Wiley & Sons, Inc. Class A (a)	25	1,305
Live Nation Entertainment, Inc. (a) (b)	45	1,058
Meredith Corp. (a)	35	1,817
News Corp. Class A	49	556
Omnicom Group, Inc. (a)	284	23,143
Scholastic Corp.	24	951
Scripps Networks Interactive, Inc. Class A (a)	54	3,363
TEGNA, Inc. (a)	108	2,502
Time Warner, Inc.	174	12,796
Time, Inc. (a)	51	840
Twenty-First Century Fox, Inc. Class A	246	6,654
Twenty-First Century Fox, Inc. Class B	93	2,534
Viacom, Inc. Class B	17	705
Walt Disney Co.	726	71,017

		322,904

METALS & MINING — 0.3%
AK Steel Holding Corp. (a) (b)	223	1,039
Alcoa, Inc. (a)	167	1,548
Allegheny Technologies, Inc. (a)	9	115
Century Aluminum Co. (a) (b)	81	513
Commercial Metals Co. (a)	140	2,366
Compass Minerals International, Inc. (a)	21	1,558
Freeport-McMoRan, Inc.	37	412
Kaiser Aluminum Corp. (a)	20	1,808
Materion Corp. (a)	4	99
Newmont Mining Corp.	395	15,452
Nucor Corp. (a)	238	11,760
Reliance Steel & Aluminum Co.	85	6,537
Royal Gold, Inc. (a)	9	648
Steel Dynamics, Inc. (a)	224	5,488
Stillwater Mining Co. (a) (b)	13	154
SunCoke Energy, Inc.	3	17
TimkenSteel Corp.	21	202
United States Steel Corp.	31	523
Worthington Industries, Inc. (a)	90	3,807

		54,046

MULTI-UTILITIES — 1.7%
Ameren Corp.	373	19,985
Avista Corp. (a)	102	4,570
Black Hills Corp.	79	4,980
CenterPoint Energy, Inc. (a)	397	9,528
CMS Energy Corp.	426	19,536
Consolidated Edison, Inc. (a)	476	38,289
Dominion Resources, Inc.	634	49,408
DTE Energy Co. (a)	245	24,284

See accompanying notes to financial statements.

SPDR S&P 1500 Momentum Tilt ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

MDU Resources Group, Inc. (a)	103	$2,472
NiSource, Inc. (a)	548	14,533
NorthWestern Corp. (a)	70	4,415
Public Service Enterprise Group, Inc. (a)	690	32,161
SCANA Corp. (a)	232	17,553
Sempra Energy	176	20,068
TECO Energy, Inc. (a)	398	11,001
Vectren Corp.	120	6,320
WEC Energy Group, Inc. (a)	486	31,736

		310,839

MULTILINE RETAIL — 0.6%
Big Lots, Inc. (a)	50	2,506
Dollar General Corp. (a)	397	37,318
Dollar Tree, Inc. (a) (b)	237	22,335
Fred’s, Inc. Class A (a)	28	451
JC Penney Co., Inc. (a) (b)	498	4,422
Kohl’s Corp. (a)	25	948
Macy’s, Inc.	13	437
Nordstrom, Inc. (a)	5	190
Target Corp. (a)	609	42,521
Tuesday Morning Corp. (a) (b)	68	477

		111,605

OIL, GAS & CONSUMABLE FUELS — 2.9%
Anadarko Petroleum Corp.	21	1,118
Apache Corp.	16	891
Bill Barrett Corp. (b)	76	486
Cabot Oil & Gas Corp.	19	489
Carrizo Oil & Gas, Inc. (a) (b)	12	430
Chesapeake Energy Corp. (a) (b)	11	47
Chevron Corp.	761	79,776
Cimarex Energy Co.	21	2,506
Cloud Peak Energy, Inc. (b)	59	121
Columbia Pipeline Group, Inc.	69	1,759
Concho Resources, Inc. (a) (b)	17	2,028
ConocoPhillips	54	2,354
CONSOL Energy, Inc. (a)	9	145
Devon Energy Corp.	17	616
Energen Corp. (a)	5	241
EOG Resources, Inc.	24	2,002
EQT Corp. (a)	30	2,323
Exxon Mobil Corp. (a)	3,155	295,750
Green Plains, Inc.	13	256
Hess Corp. (a)	12	721
HollyFrontier Corp. (a)	101	2,401
Kinder Morgan, Inc.	80	1,498
Marathon Oil Corp.	28	420
Marathon Petroleum Corp.	70	2,657
Murphy Oil Corp. (a)	17	540
Newfield Exploration Co. (a) (b)	44	1,944
Noble Energy, Inc.	41	1,471
Northern Oil and Gas, Inc. (a) (b)	4	18
Occidental Petroleum Corp. (a)	235	17,757
ONEOK, Inc. (a)	9	427
PDC Energy, Inc. (a) (b)	61	3,514
Phillips 66 (a)	557	44,192
Pioneer Natural Resources Co.	36	5,443
QEP Resources, Inc.	12	211
Range Resources Corp.	4	173

Southwestern Energy Co. (b)	39	491
Spectra Energy Corp. (a)	148	5,421
Synergy Resources Corp. (a) (b)	45	300
Tesoro Corp. (a)	100	7,492
Valero Energy Corp. (a)	600	30,600
Western Refining, Inc. (a)	3	62
Williams Cos., Inc.	29	627
World Fuel Services Corp.	21	997
WPX Energy, Inc. (a) (b)	116	1,080

		523,795

PAPER & FOREST PRODUCTS — 0.1%
Boise Cascade Co. (a) (b)	54	1,239
Clearwater Paper Corp. (a) (b)	24	1,569
Deltic Timber Corp. (a)	4	269
Domtar Corp.	29	1,015
KapStone Paper and Packaging Corp. (a)	5	65
Louisiana-Pacific Corp. (b)	191	3,314
Neenah Paper, Inc. (a)	28	2,027
Schweitzer-Mauduit International, Inc.	12	423

		9,921

PERSONAL PRODUCTS — 0.2%
Avon Products, Inc. (a)	55	208
Edgewell Personal Care Co.	8	675
Estee Lauder Cos., Inc. Class A	283	25,759
Inter Parfums, Inc. (a)	4	114
Medifast, Inc.	20	665

		27,421

PHARMACEUTICALS — 4.5%
Akorn, Inc. (a) (b)	4	114
Allergan PLC (a) (b)	226	52,226
Bristol-Myers Squibb Co.	1,422	104,588
Catalent, Inc. (b)	56	1,287
Depomed, Inc. (a) (b)	3	59
Eli Lilly & Co. (a)	813	64,024
Endo International PLC (a) (b)	28	437
Impax Laboratories, Inc. (a) (b)	3	87
Johnson & Johnson	3,327	403,565
Lannett Co., Inc. (a) (b)	4	95
Mallinckrodt PLC (b)	5	304
Medicines Co. (a) (b)	84	2,825
Merck & Co., Inc. (a)	1,372	79,041
Mylan NV (b)	18	778
Nektar Therapeutics (a) (b)	273	3,885
Perrigo Co. PLC (a)	6	544
Pfizer, Inc.	2,444	86,053
Prestige Brands Holdings, Inc. (a) (b)	67	3,712
Zoetis, Inc. (a)	342	16,231

		819,855

PROFESSIONAL SERVICES — 0.4%
CDI Corp.	20	122
CEB, Inc. (a)	21	1,295
Dun & Bradstreet Corp.	11	1,340
Equifax, Inc.	162	20,801
Exponent, Inc. (a)	24	1,402
FTI Consulting, Inc. (a) (b)	35	1,424
Insperity, Inc.	35	2,703
Korn/Ferry International (a)	23	476

See accompanying notes to financial statements.

SPDR S&P 1500 Momentum Tilt ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

ManpowerGroup, Inc.	48	$3,088
Nielsen Holdings PLC (a)	493	25,621
On Assignment, Inc. (b)	75	2,771
Resources Connection, Inc. (a)	40	591
Robert Half International, Inc. (a)	17	649
TrueBlue, Inc. (b)	36	681
Verisk Analytics, Inc. (a) (b)	143	11,595
WageWorks, Inc. (b)	37	2,213

		76,772

REAL ESTATE INVESTMENT TRUSTS (REITS) — 4.8%
Acadia Realty Trust (a)	96	3,410
Agree Realty Corp.	39	1,881
Alexandria Real Estate Equities, Inc. (a)	61	6,315
American Assets Trust, Inc.	9	382
American Campus Communities, Inc.	189	9,992
American Tower Corp. REIT (a)	466	52,942
Apartment Investment & Management Co. Class A REIT	186	8,214
AvalonBay Communities, Inc. REIT	187	33,733
Boston Properties, Inc. REIT	101	13,322
Camden Property Trust (a)	111	9,815
Care Capital Properties, Inc.	26	681
CareTrust REIT, Inc. (a)	32	441
Cedar Realty Trust, Inc.	80	594
Chesapeake Lodging Trust	3	70
Communications Sales & Leasing, Inc. (b)	29	838
CoreSite Realty Corp.	59	5,233
Corporate Office Properties Trust (a)	73	2,159
Corrections Corp. of America (a)	67	2,346
Cousins Properties, Inc. (a)	143	1,487
Crown Castle International Corp. REIT	338	34,283
DiamondRock Hospitality Co. (a)	44	397
Douglas Emmett, Inc. (a)	151	5,364
Duke Realty Corp. (a)	471	12,557
EastGroup Properties, Inc. (a)	35	2,412
Education Realty Trust, Inc.	112	5,168
EPR Properties (a)	92	7,423
Equinix, Inc. REIT	117	45,364
Equity One, Inc.	153	4,924
Equity Residential REIT (a)	466	32,098
Essex Property Trust, Inc. REIT (a)	69	15,738
Extra Space Storage, Inc. REIT	214	19,804
Federal Realty Investment Trust REIT (a)	95	15,727
First Industrial Realty Trust, Inc. (a)	159	4,423
Four Corners Property Trust, Inc. (a)	81	1,668
Franklin Street Properties Corp. (a)	100	1,227
General Growth Properties, Inc. REIT	640	19,085
GEO Group, Inc.	49	1,675
Getty Realty Corp.	20	429
Government Properties Income Trust (a)	44	1,015
HCP, Inc. REIT	103	3,644
Healthcare Realty Trust, Inc. REIT	157	5,493
Highwoods Properties, Inc. (a)	123	6,494
Hospitality Properties Trust	87	2,506
Host Hotels & Resorts, Inc. REIT (a)	205	3,323
Iron Mountain, Inc. REIT (a)	239	9,519
Kilroy Realty Corp. REIT	20	1,326
Kimco Realty Corp. REIT (a)	600	18,828

Kite Realty Group Trust	84	2,355
Lamar Advertising Co. Class A (a)	84	5,569
LaSalle Hotel Properties (a)	15	354
Lexington Realty Trust	217	2,194
Liberty Property Trust REIT	122	4,846
LTC Properties, Inc. (a)	24	1,242
Macerich Co. REIT (a)	117	9,991
Mack-Cali Realty Corp. (a)	168	4,536
Medical Properties Trust, Inc. (a)	178	2,707
Mid-America Apartment Communities, Inc.	129	13,726
National Retail Properties, Inc.	217	11,223
Omega Healthcare Investors, Inc.	138	4,685
Parkway Properties, Inc.	67	1,121
Pennsylvania Real Estate Investment Trust	89	1,909
Post Properties, Inc. REIT	63	3,846
Potlatch Corp. (a)	12	409
Prologis, Inc. REIT	623	30,552
PS Business Parks, Inc.	37	3,925
Public Storage REIT (a)	253	64,664
Rayonier, Inc. (a)	92	2,414
Realty Income Corp. REIT (a)	407	28,229
Regency Centers Corp. (a)	142	11,890
Retail Opportunity Investments Corp.	113	2,449
Sabra Health Care REIT, Inc. (a)	61	1,259
Saul Centers, Inc.	16	987
Senior Housing Properties Trust (a)	92	1,916
Simon Property Group, Inc. REIT	431	93,484
SL Green Realty Corp. REIT	22	2,342
Sovran Self Storage, Inc.	80	8,394
Summit Hotel Properties, Inc. (a)	153	2,026
Tanger Factory Outlet Centers, Inc. (a)	113	4,540
Taubman Centers, Inc.	50	3,710
UDR, Inc. REIT	364	13,439
Universal Health Realty Income Trust (a)	16	915
Urban Edge Properties (a)	126	3,762
Urstadt Biddle Properties, Inc. Class A (a)	20	496
Ventas, Inc. REIT	369	26,871
Vornado Realty Trust REIT	101	10,112
Weingarten Realty Investors REIT	155	6,327
Welltower, Inc. REIT	297	22,622
Weyerhaeuser Co. REIT (a)	659	19,618
WP Glimcher, Inc.	20	224

		873,649

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.0% (d)
Alexander & Baldwin, Inc. (a)	24	867
CBRE Group, Inc. Class A (b)	38	1,006
Forestar Group, Inc. (a) (b)	40	476
HFF, Inc. Class A (a)	44	1,271
Jones Lang LaSalle, Inc.	2	195

		3,815

ROAD & RAIL — 0.2%
ArcBest Corp.	11	179
CSX Corp.	42	1,095
Genesee & Wyoming, Inc. Class A (a) (b)	4	236
Heartland Express, Inc. (a)	83	1,443

See accompanying notes to financial statements.

SPDR S&P 1500 Momentum Tilt ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

JB Hunt Transport Services, Inc. (a)	57	$4,613
Kansas City Southern	15	1,351
Knight Transportation, Inc. (a)	13	346
Landstar System, Inc. (a)	31	2,128
Norfolk Southern Corp.	66	5,619
Old Dominion Freight Line, Inc. (a) (b)	45	2,714
Ryder System, Inc. (a)	25	1,528
Saia, Inc. (a) (b)	47	1,182
Union Pacific Corp.	112	9,772
Werner Enterprises, Inc. (a)	4	92

		32,298

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.7%
Advanced Energy Industries, Inc. (a) (b)	44	1,670
Advanced Micro Devices, Inc. (a) (b)	989	5,083
Analog Devices, Inc. (a)	204	11,555
Applied Materials, Inc.	1,143	27,398
Broadcom, Ltd.	616	95,726
Brooks Automation, Inc.	4	45
Cabot Microelectronics Corp. (a)	28	1,186
Cirrus Logic, Inc. (b)	88	3,414
Cree, Inc. (a) (b)	27	660
Cypress Semiconductor Corp. (a)	131	1,382
Diodes, Inc. (a) (b)	47	883
DSP Group, Inc. (b)	4	42
Exar Corp. (a) (b)	56	451
Fairchild Semiconductor International, Inc. (b)	175	3,474
First Solar, Inc. (a) (b)	91	4,412
Integrated Device Technology, Inc. (b)	227	4,569
Intel Corp. (a)	4,021	131,889
Intersil Corp. Class A (a)	63	853
KLA-Tencor Corp.	139	10,182
Kopin Corp. (a) (b)	8	18
Kulicke & Soffa Industries, Inc. (b)	28	341
Lam Research Corp. (a)	175	14,710
Linear Technology Corp.	193	8,980
Microchip Technology, Inc. (a)	181	9,188
Micron Technology, Inc. (b)	49	674
Microsemi Corp. (a) (b)	153	5,000
MKS Instruments, Inc. (a)	72	3,100
Monolithic Power Systems, Inc. (a)	48	3,279
NVIDIA Corp. (a)	881	41,416
Qorvo, Inc. (b)	7	387
QUALCOMM, Inc.	199	10,660
Rudolph Technologies, Inc. (b)	48	745
Semtech Corp. (a) (b)	43	1,026
Silicon Laboratories, Inc. (a) (b)	31	1,511
Skyworks Solutions, Inc. (a)	42	2,658
Synaptics, Inc. (a) (b)	21	1,129
Teradyne, Inc.	246	4,844
Tessera Technologies, Inc. (a)	55	1,685
Texas Instruments, Inc. (a)	1,016	63,652
Ultratech, Inc. (a) (b)	40	919
Veeco Instruments, Inc. (a) (b)	7	116
Xilinx, Inc.	303	13,977

		494,889

SOFTWARE — 5.1%
ACI Worldwide, Inc. (a) (b)	47	917
Activision Blizzard, Inc.	897	35,548
Adobe Systems, Inc. (a) (b)	767	73,471
ANSYS, Inc. (a) (b)	81	7,351
Autodesk, Inc. (a) (b)	188	10,178
Blackbaud, Inc. (a)	65	4,414
Bottomline Technologies de, Inc. (a) (b)	47	1,012
CA, Inc.	221	7,255
Cadence Design Systems, Inc. (b)	496	12,053
CDK Global, Inc.	133	7,380
Citrix Systems, Inc. (b)	196	15,698
CommVault Systems, Inc. (b)	3	130
Ebix, Inc. (a)	44	2,108
Electronic Arts, Inc. (b)	367	27,804
Epiq Systems, Inc. (a)	4	58
Fair Isaac Corp. (a)	41	4,633
Fortinet, Inc. (b)	32	1,011
Intuit, Inc.	237	26,452
Manhattan Associates, Inc. (a) (b)	74	4,746
Mentor Graphics Corp. (a)	13	276
Microsoft Corp.	10,191	521,473
MicroStrategy, Inc. Class A (b)	6	1,050
Monotype Imaging Holdings, Inc. (a)	28	690
Oracle Corp.	1,801	73,715
Progress Software Corp. (a) (b)	67	1,840
PTC, Inc. (b)	25	940
Red Hat, Inc. (b)	120	8,712
Rovi Corp. (b)	39	610
salesforce.com, Inc. (a) (b)	527	41,849
Symantec Corp.	349	7,168
Synchronoss Technologies, Inc. (a) (b)	45	1,434
Synopsys, Inc. (b)	131	7,084
Take-Two Interactive Software, Inc. (a) (b)	145	5,498
Tangoe, Inc. (a) (b)	55	425
Tyler Technologies, Inc. (a) (b)	30	5,001
Ultimate Software Group, Inc. (a) (b)	43	9,042
VASCO Data Security International, Inc. (b)	20	328

		929,354

SPECIALTY RETAIL — 3.3%
Aaron’s, Inc.	3	66
Abercrombie & Fitch Co. Class A	68	1,211
Advance Auto Parts, Inc. (a)	87	14,062
American Eagle Outfitters, Inc. (a)	168	2,676
Ascena Retail Group, Inc. (a) (b)	128	895
AutoNation, Inc. (a) (b)	10	470
AutoZone, Inc. (a) (b)	41	32,547
Barnes & Noble Education, Inc. (a) (b)	55	558
Barnes & Noble, Inc. (a)	91	1,033
Bed Bath & Beyond, Inc. (a)	8	346
Best Buy Co., Inc. (a)	186	5,692
Big 5 Sporting Goods Corp.	24	223
Buckle, Inc. (a)	11	286
Cabela’s, Inc. (b)	11	551
Caleres, Inc.	68	1,646
CarMax, Inc. (a) (b)	44	2,157
Cato Corp. Class A (a)	24	905

See accompanying notes to financial statements.

SPDR S&P 1500 Momentum Tilt ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Chico’s FAS, Inc. (a)	6	$64
Children’s Place, Inc. (a)	32	2,566
CST Brands, Inc. (a)	29	1,249
Dick’s Sporting Goods, Inc. (a)	4	180
Express, Inc. (b)	112	1,625
Finish Line, Inc. Class A (a)	36	727
Five Below, Inc. (a) (b)	79	3,666
Foot Locker, Inc. (a)	151	8,284
GameStop Corp. Class A	14	372
Gap, Inc. (a)	11	233
Genesco, Inc. (a) (b)	16	1,029
Group 1 Automotive, Inc. (a)	3	148
Haverty Furniture Cos., Inc. (a)	20	361
Hibbett Sports, Inc. (a) (b)	7	244
Home Depot, Inc.	1,947	248,612
L Brands, Inc. (a)	213	14,299
Lithia Motors, Inc. Class A (a)	7	498
Lowe’s Cos., Inc.	1,007	79,724
Lumber Liquidators Holdings, Inc. (b)	16	247
MarineMax, Inc. (a) (b)	8	136
Monro Muffler Brake, Inc. (a)	40	2,542
Murphy USA, Inc. (b)	8	593
O’Reilly Automotive, Inc. (a) (b)	153	41,478
Office Depot, Inc. (b)	21	70
Outerwall, Inc. (a)	29	1,218
Rent-A-Center, Inc. (a)	20	246
Ross Stores, Inc.	552	31,293
Select Comfort Corp. (a) (b)	16	342
Signet Jewelers, Ltd. (a)	45	3,709
Sonic Automotive, Inc. Class A (a)	44	753
Stage Stores, Inc. (a)	44	215
Staples, Inc.	28	241
Stein Mart, Inc. (a)	24	185
Tailored Brands, Inc. (a)	61	772
Tiffany & Co. (a)	24	1,455
TJX Cos., Inc.	993	76,689
Tractor Supply Co. (a)	131	11,945
Urban Outfitters, Inc. (a) (b)	29	798
Vitamin Shoppe, Inc. (a) (b)	11	336
Williams-Sonoma, Inc. (a)	11	573
Zumiez, Inc. (b)	20	286

		605,327

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 1.4%
Apple, Inc.	1,726	165,006
Cray, Inc. (a) (b)	70	2,094
Diebold, Inc. (a)	29	720
Electronics For Imaging, Inc. (a) (b)	65	2,798
EMC Corp.	1,455	39,532
Hewlett Packard Enterprise Co.	1,736	31,717
HP, Inc.	380	4,769
Lexmark International, Inc. Class A	29	1,095
NCR Corp. (a) (b)	125	3,471
NetApp, Inc. (a)	39	959
Seagate Technology PLC (a)	41	999
Super Micro Computer, Inc. (a) (b)	45	1,118
Western Digital Corp. (a)	13	614

		254,892

TEXTILES,APPAREL & LUXURY GOODS — 1.0%
Carter’s, Inc.	52	5,536
Coach, Inc. (a)	281	11,448
Crocs, Inc. (a) (b)	12	135
Deckers Outdoor Corp. (a) (b)	25	1,438
Fossil Group, Inc. (a) (b)	3	86
G-III Apparel Group, Ltd. (a) (b)	12	549
Hanesbrands, Inc. (a)	189	4,750
Iconix Brand Group, Inc. (a) (b)	13	88
Kate Spade & Co. (b)	41	845
Michael Kors Holdings, Ltd. (a) (b)	87	4,305
Movado Group, Inc. (a)	28	607
NIKE, Inc. Class B (a)	2,083	114,982
Oxford Industries, Inc. (a)	20	1,132
PVH Corp.	54	5,088
Ralph Lauren Corp. (a)	9	807
Skechers U.S.A., Inc. Class A (a) (b)	109	3,239
Steven Madden, Ltd. (a) (b)	12	410
Tumi Holdings, Inc. (a) (b)	66	1,765
Under Armour, Inc. Class A (a) (b)	198	7,946
Under Armour, Inc. Class C (b)	199	7,258
VF Corp. (a)	164	10,084
Wolverine World Wide, Inc. (a)	23	467

		182,965

THRIFTS & MORTGAGE FINANCE — 0.1%
Astoria Financial Corp.	88	1,349
Bank Mutual Corp. (a)	60	461
BofI Holding, Inc. (a) (b)	80	1,417
Dime Community Bancshares, Inc. (a)	32	544
New York Community Bancorp, Inc.	321	4,812
Northwest Bancshares, Inc. (a)	158	2,343
Oritani Financial Corp.	36	575
Provident Financial Services, Inc. (a)	56	1,100
TrustCo Bank Corp. NY (a)	92	590
Washington Federal, Inc. (a)	95	2,305

		15,496

TOBACCO — 3.0%
Altria Group, Inc. (a)	3,219	221,982
Philip Morris International, Inc.	2,427	246,874
Reynolds American, Inc. (a)	1,419	76,527
Universal Corp. (a)	24	1,386

		546,769

TRADING COMPANIES & DISTRIBUTORS — 0.2%
Applied Industrial Technologies, Inc.	16	722
DXP Enterprises, Inc. (a) (b)	16	239
Fastenal Co. (a)	368	16,335
GATX Corp. (a)	9	396
Kaman Corp. (a)	12	510
MSC Industrial Direct Co., Inc. Class A (a)	53	3,740
NOW, Inc. (a) (b)	16	290
United Rentals, Inc. (a) (b)	4	268
W.W. Grainger, Inc. (a)	32	7,272
Watsco, Inc. (a)	27	3,799

		33,571

WATER UTILITIES — 0.2%
American States Water Co.	48	2,103

See accompanying notes to financial statements.

SPDR S&P 1500 Momentum Tilt ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

American Water Works Co., Inc.	274	$23,156
Aqua America, Inc. (a)	257	9,165
California Water Service Group (a)	57	1,991

		36,415

WIRELESS TELECOMMUNICATION SERVICES — 0.0% (d)
Spok Holdings, Inc. (a)	4	77
Telephone & Data Systems, Inc.	115	3,411

		3,488

TOTAL COMMON STOCKS (Cost $16,387,562)		18,083,306

SHORT-TERM INVESTMENTS — 18.7%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (e) (f)	34,614	34,614
State Street Navigator Securities Lending Prime Portfolio (e) (g)	3,352,527	3,352,527

TOTAL SHORT-TERM INVESTMENTS (Cost $3,387,141)		3,387,141

TOTAL INVESTMENTS — 118.4% (Cost $19,774,703)		21,470,447
LIABILITIES IN EXCESS OF OTHER ASSETS — (18.4)%		(3,331,229)

NET ASSETS — 100.0%		$18,139,218

(a)	All or a portion of the shares of the security are on loan at June 30, 2016.
(b)	Non-income producing security.
(c)	The Fund invested in an affiliated entity, State Street Corp. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(d)	Amount is less than 0.05% of net assets.
(e)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(f)	The rate shown is the annualized seven-day yield at June 30, 2016.
(g)	Investment of cash collateral for securities loaned.

REIT = Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Aerospace & Defense	$469,314	$—	$—	$469,314
Air Freight & Logistics	127,767	—	—	127,767
Airlines	97,565	—	—	97,565
Auto Components	29,874	—	—	29,874
Automobiles	49,892	—	—	49,892
Banks	489,867	—	—	489,867
Beverages	544,701	—	—	544,701
Biotechnology	231,698	—	—	231,698
Building Products	68,508	—	—	68,508
Capital Markets	112,536	—	—	112,536
Chemicals	274,633	—	—	274,633
Commercial Services & Supplies	123,487	—	—	123,487
Communications Equipment	160,056	—	—	160,056
Construction & Engineering	28,772	—	—	28,772
Construction Materials	43,028	—	—	43,028
Consumer Finance	35,918	—	—	35,918
Containers & Packaging	54,973	—	—	54,973
Distributors	41,214	—	—	41,214
Diversified Consumer Services	6,625	—	—	6,625
Diversified Financial Services	340,818	—	—	340,818
Diversified Telecommunication Services	647,859	—	—	647,859
Electric Utilities	587,810	—	—	587,810
Electrical Equipment	82,766	—	—	82,766
Electronic Equipment, Instruments & Components	127,807	—	—	127,807

See accompanying notes to financial statements.

SPDR S&P 1500 Momentum Tilt ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Energy Equipment & Services	$27,169	$—	$—	$27,169
Food & Staples Retailing	379,314	—	—	379,314
Food Products	442,808	—	—	442,808
Gas Utilities	85,111	—	—	85,111
Health Care Equipment & Supplies	521,561	—	—	521,561
Health Care Providers & Services	481,206	—	—	481,206
Health Care Technology	6,726	—	—	6,726
Hotels, Restaurants & Leisure	447,964	—	—	447,964
Household Durables	125,871	—	—	125,871
Household Products	403,274	—	—	403,274
Independent Power Producers & Energy Traders	5,235	—	—	5,235
Industrial Conglomerates	638,675	—	—	638,675
Insurance	534,740	—	—	534,740
Internet & Catalog Retail	618,697	—	—	618,697
Internet Software & Services	1,205,154	—	—	1,205,154
IT Services	757,397	—	—	757,397
Leisure Equipment & Products	36,894	—	—	36,894
Life Sciences Tools & Services	123,539	—	—	123,539
Machinery	192,171	—	—	192,171
Marine	2,226	—	—	2,226
Media	322,904	—	—	322,904
Metals & Mining	54,046	—	—	54,046
Multi-Utilities	310,839	—	—	310,839
Multiline Retail	111,605	—	—	111,605
Oil, Gas & Consumable Fuels	523,795	—	—	523,795
Paper & Forest Products	9,921	—	—	9,921
Personal Products	27,421	—	—	27,421
Pharmaceuticals	819,855	—	—	819,855
Professional Services	76,772	—	—	76,772
Real Estate Investment Trusts (REITs)	873,649	—	—	873,649
Real Estate Management & Development	3,815	—	—	3,815
Road & Rail	32,298	—	—	32,298
Semiconductors & Semiconductor Equipment	494,889	—	—	494,889
Software	929,354	—	—	929,354
Specialty Retail	605,327	—	—	605,327
Technology Hardware, Storage & Peripherals	254,892	—	—	254,892
Textiles, Apparel & Luxury Goods	182,965	—	—	182,965
Thrifts & Mortgage Finance	15,496	—	—	15,496
Tobacco	546,769	—	—	546,769
Trading Companies & Distributors	33,571	—	—	33,571
Water Utilities	36,415	—	—	36,415
Wireless Telecommunication Services	3,488	—	—	3,488
Short-Term Investments	3,387,141	—	—	3,387,141

TOTAL INVESTMENTS	$21,470,447	$—	$—	$21,470,447

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Corp.	371	$28,567	98	416	53	$2,858	$219	$(1,233)
State Street Institutional Liquid Reserves Fund, Premier Class	32,137	32,137	833,367	830,890	34,614	34,614	172	—
State Street Navigator Securities Lending Prime Portfolio	4,181,097	4,181,097	32,986,616	33,815,186	3,352,527	3,352,527	5,610	—

See accompanying notes to financial statements.

SPDR Russell 1000 Low Volatility ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.4%
AEROSPACE & DEFENSE — 5.6%
Boeing Co. (a)	3,882	$504,155
General Dynamics Corp.	5,087	708,314
Honeywell International, Inc.	11,308	1,315,347
Rockwell Collins, Inc.	3,854	328,130
United Technologies Corp.	9,261	949,715

		3,805,661

AIR FREIGHT & LOGISTICS — 0.1%
United Parcel Service, Inc. Class B	770	82,944

AUTOMOBILES — 1.8%
Ford Motor Co. (a)	96,512	1,213,156

BANKS — 1.3%
Citigroup, Inc.	3,357	142,303
SunTrust Banks, Inc.	1,110	45,599
US Bancorp	1,913	77,151
Wells Fargo & Co. (a)	12,610	596,832

		861,885

BEVERAGES — 4.0%
Coca-Cola Co.	29,431	1,334,107
PepsiCo, Inc.	12,798	1,355,820

		2,689,927

CHEMICALS — 2.4%
PPG Industries, Inc.	11,546	1,202,516
Praxair, Inc. (a)	3,697	415,506

		1,618,022

COMMERCIAL SERVICES & SUPPLIES — 2.6%
KAR Auction Services, Inc.	18,151	757,623
Tyco International PLC (a)	6,835	291,171
Waste Management, Inc.	11,064	733,211

		1,782,005

DISTRIBUTORS — 0.5%
LKQ Corp. (a) (b)	10,050	318,585

DIVERSIFIED FINANCIAL SERVICES — 3.9%
Berkshire Hathaway, Inc. Class B (a) (b)	6,194	896,829
Moody’s Corp. (a)	12,800	1,199,488
Voya Financial, Inc.	21,177	524,343

		2,620,660

DIVERSIFIED TELECOMMUNICATION SERVICES — 4.0%
AT&T, Inc.	32,450	1,402,164
Verizon Communications, Inc. (a)	23,958	1,337,815

		2,739,979

ELECTRIC UTILITIES — 4.5%
NextEra Energy, Inc.	10,485	1,367,244
PPL Corp.	10,205	385,239
Southern Co. (a)	24,718	1,325,626

		3,078,109

FOOD & STAPLES RETAILING — 2.1%
Costco Wholesale Corp.	5,055	793,837
CVS Health Corp.	6,922	662,713

		1,456,550

FOOD PRODUCTS — 2.1%
General Mills, Inc. (a)	20,089	1,432,747

HEALTH CARE EQUIPMENT & SUPPLIES — 3.6%
Abbott Laboratories (a)	1,361	53,501
Baxter International, Inc. (a)	23,887	1,080,170
Medtronic PLC (a)	15,269	1,324,891

		2,458,562

HEALTH CARE PROVIDERS & SERVICES — 3.0%
AmerisourceBergen Corp.	7,304	579,353
DaVita HealthCare Partners, Inc. (b)	2,497	193,068
Henry Schein, Inc. (a) (b)	7,205	1,273,844

		2,046,265

HOTELS, RESTAURANTS & LEISURE — 3.1%
McDonald’s Corp.	10,241	1,232,402
Starbucks Corp.	15,684	895,870

		2,128,272

HOUSEHOLD DURABLES — 2.0%
Newell Brands, Inc.	27,268	1,324,407

HOUSEHOLD PRODUCTS — 4.7%
Church & Dwight Co., Inc. (a)	13,246	1,362,881
Clorox Co. (a)	3,585	496,128
Procter & Gamble Co.	15,445	1,307,728

		3,166,737

INDUSTRIAL CONGLOMERATES — 1.9%
Danaher Corp.	1,628	164,428
General Electric Co. (a)	34,727	1,093,206

		1,257,634

INSURANCE — 15.3%
Aflac, Inc.	18,774	1,354,732
American International Group, Inc.	13,103	693,018
Arthur J Gallagher & Co.	28,280	1,346,128
Axis Capital Holdings, Ltd.	13,510	743,050
Chubb, Ltd. (a)	6,677	872,751
Marsh & McLennan Cos., Inc. (a)	19,927	1,364,202
Progressive Corp.	30,466	1,020,611
Torchmark Corp. (a)	10,814	668,521
Travelers Cos., Inc. (a)	11,064	1,317,059
XL Group PLC Class A (a)	30,942	1,030,678

		10,410,750

IT SERVICES — 5.0%
Automatic Data Processing, Inc.	9,591	881,125
Fiserv, Inc. (a) (b)	10,038	1,091,432
Paychex, Inc. (a)	23,948	1,424,906

		3,397,463

MACHINERY — 0.9%
Illinois Tool Works, Inc. (a)	5,802	604,336

MEDIA — 3.7%
Comcast Corp. Class A	12,871	839,060
Sirius XM Holdings, Inc. (a) (b)	332,482	1,313,304
Walt Disney Co.	3,491	341,490

		2,493,854

MULTI-UTILITIES — 1.3%
Sempra Energy (a)	7,778	886,848

PHARMACEUTICALS — 3.9%
Johnson & Johnson	11,354	1,377,240
Pfizer, Inc.	36,003	1,267,666

		2,644,906

See accompanying notes to financial statements.

SPDR Russell 1000 Low Volatility ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

REAL ESTATE INVESTMENT TRUSTS (REITS) — 13.8%
American Tower Corp. REIT (a)	12,321	$1,399,789
Annaly Capital Management, Inc. (a)	13,715	151,825
Boston Properties, Inc. REIT (a)	1,550	204,445
Chimera Investment Corp. (a)	9,932	155,932
Crown Castle International Corp. REIT	14,015	1,421,541
DDR Corp. REIT	60,484	1,097,180
Federal Realty Investment Trust REIT (a)	772	127,805
Lamar Advertising Co. Class A (a)	4,071	269,907
Piedmont Office Realty Trust, Inc. Class A	3,233	69,639
Prologis, Inc. REIT (a)	14,557	713,875
Public Storage REIT	674	172,268
Rayonier, Inc. (a)	3,149	82,630
Simon Property Group, Inc. REIT	552	119,729
SL Green Realty Corp. REIT (a)	2,454	261,277
Starwood Property Trust, Inc. (a)	63,238	1,310,291
Two Harbors Investment Corp.	23,015	197,008
Vornado Realty Trust REIT	2,493	249,599
Weyerhaeuser Co. REIT (a)	45,598	1,357,453

		9,362,193

SPECIALTY RETAIL — 1.9%
Home Depot, Inc.	10,370	1,324,145

TOBACCO — 0.4%
Philip Morris International, Inc.	2,813	286,138

TOTAL COMMON STOCKS (Cost $62,490,647)		67,492,740

SHORT-TERM INVESTMENTS — 15.7%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (c) (d)	251,709	251,709
State Street Navigator Securities Lending Prime Portfolio (c) (e)	10,392,456	10,392,456

TOTAL SHORT-TERM INVESTMENTS (Cost $10,644,165)		10,644,165

TOTAL INVESTMENTS — 115.1% (Cost $73,134,812)		78,136,905
LIABILITIES IN EXCESS OF OTHER ASSETS — (15.1)%		(10,267,411)

NET ASSETS — 100.0%		$67,869,494

(a)	All or a portion of the shares of the security are on loan at June 30, 2016.
(b)	Non-income producing security.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at June 30, 2016.
(e)	Investment of cash collateral for securities loaned.

REIT = Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Aerospace & Defense	$3,805,661	$—	$—	$3,805,661
Air Freight & Logistics	82,944	—	—	82,944
Automobiles	1,213,156	—	—	1,213,156
Banks	861,885	—	—	861,885
Beverages	2,689,927	—	—	2,689,927
Chemicals	1,618,022	—	—	1,618,022
Commercial Services & Supplies	1,782,005	—	—	1,782,005
Distributors	318,585	—	—	318,585
Diversified Financial Services	2,620,660	—	—	2,620,660
Diversified Telecommunication Services	2,739,979	—	—	2,739,979
Electric Utilities	3,078,109	—	—	3,078,109
Food & Staples Retailing.	1,456,550	—	—	1,456,550
Food Products	1,432,747	—	—	1,432,747
Health Care Equipment & Supplies	2,458,562	—	—	2,458,562
Health Care Providers & Services	2,046,265	—	—	2,046,265
Hotels, Restaurants & Leisure	2,128,272	—	—	2,128,272
Household Durables	1,324,407	—	—	1,324,407
Household Products	3,166,737	—	—	3,166,737
Industrial Conglomerates	1,257,634	—	—	1,257,634

See accompanying notes to financial statements.

SPDR Russell 1000 Low Volatility ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Insurance	$10,410,750	$—	$—	$10,410,750
IT Services	3,397,463	—	—	3,397,463
Machinery	604,336	—	—	604,336
Media	2,493,854	—	—	2,493,854
Multi-Utilities	886,848	—	—	886,848
Pharmaceuticals	2,644,906	—	—	2,644,906
Real Estate Investment Trusts (REITs)	9,362,193	—	—	9,362,193
Specialty Retail	1,324,145	—	—	1,324,145
Tobacco	286,138	—	—	286,138
Short-Term Investments	10,644,165	—	—	10,644,165

TOTAL INVESTMENTS	$78,136,905	$—	$—	$78,136,905

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	16,042	$16,042	3,380,164	3,144,497	251,709	$251,709	$341	$—
State Street Navigator Securities Lending Prime Portfolio	5,140,535	5,140,535	80,693,474	75,441,553	10,392,456	10,392,456	10,607	—

See accompanying notes to financial statements.

SPDR Russell 2000 Low Volatility ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.6%
AEROSPACE & DEFENSE — 3.9%
Curtiss-Wright Corp.	15,431	$1,300,062
Teledyne Technologies, Inc. (a) (b)	13,119	1,299,437

		2,599,499

AIR FREIGHT & LOGISTICS — 0.0% (c)
Forward Air Corp.	543	24,180

AUTO COMPONENTS — 0.9%
Dana Holding Corp. (a)	56,767	599,460
Drew Industries, Inc.	129	10,944

		610,404

BANKS — 22.6%
Ameris Bancorp (a)	38,967	1,157,320
BancorpSouth, Inc.	439	9,961
BBCN Bancorp, Inc.	730	10,892
Berkshire Hills Bancorp, Inc.	592	15,937
Brookline Bancorp, Inc. (a)	57,189	630,795
Cardinal Financial Corp.	793	17,398
Central Pacific Financial Corp. (a)	767	18,101
Chemical Financial Corp.	432	16,109
City Holding Co. (a)	3,033	137,911
Columbia Banking System, Inc. (a)	30,429	853,838
Community Bank System, Inc. (a)	389	15,984
CVB Financial Corp. (a)	71,534	1,172,442
Enterprise Financial Services Corp.	24,862	693,401
First Commonwealth Financial Corp. (a)	115,747	1,064,872
First Financial Bancorp (a)	18,692	363,559
First Merchants Corp.	50,109	1,249,217
First Midwest Bancorp, Inc.	665	11,677
FNB Corp. (a)	843	10,571
Glacier Bancorp, Inc. (a)	8,659	230,156
Hancock Holding Co. (a)	4,287	111,934
HomeTrust Bancshares, Inc. (b)	15,123	279,776
Independent Bank Corp.	25,592	1,169,554
Independent Bank Corp.	3,906	56,676
Investors Bancorp, Inc. (a)	98,225	1,088,333
Lakeland Financial Corp. (a)	382	17,958
MB Financial, Inc.	363	13,170
NBT Bancorp, Inc. (a)	518	14,830
Old National Bancorp	433	5,426
Pinnacle Financial Partners, Inc. (a)	3,486	170,291
Prosperity Bancshares, Inc. (a)	527	26,872
Renasant Corp. (a)	382	12,350
South State Corp. (a)	197	13,406
State Bank Financial Corp. (a)	858	17,460
Sterling Bancorp (a)	15,192	238,514
TriCo Bancshares	7,159	197,588
Trustmark Corp. (a)	42,608	1,058,809
Umpqua Holdings Corp. (a)	610	9,437
Union Bankshares Corp.	461	11,391
United Bankshares, Inc. (a)	342	12,828
United Community Banks, Inc.	4,426	80,952
Valley National Bancorp (a)	630	5,746
Webster Financial Corp. (a)	176	5,975
Westamerica Bancorporation (a)	22,072	1,087,267
Western Alliance Bancorp (b)	35,284	1,152,023

Wintrust Financial Corp.	7,245	369,495

		14,908,202

BUILDING PRODUCTS — 0.0% (c)
Simpson Manufacturing Co., Inc.	223	8,913

CAPITAL MARKETS — 0.3%
Evercore Partners, Inc. Class A	3,932	173,755

CHEMICALS — 4.1%
Chemtura Corp. (a) (b)	21,615	570,204
HB Fuller Co. (a)	19,413	853,978
Sensient Technologies Corp. (a)	18,440	1,309,977

		2,734,159

COMMERCIAL SERVICES & SUPPLIES — 2.4%
ABM Industries, Inc.	464	16,927
Deluxe Corp. (a)	3,289	218,291
G&K Services, Inc. Class A	117	8,958
Healthcare Services Group, Inc. (a)	374	15,476
Herman Miller, Inc.	41,582	1,242,886
Matthews International Corp. Class A	1,342	74,669

		1,577,207

COMMUNICATIONS EQUIPMENT — 0.4%
ViaSat, Inc. (a) (b)	3,308	236,191

CONSTRUCTION & ENGINEERING — 0.2%
EMCOR Group, Inc.	2,325	114,530

DISTRIBUTORS — 2.1%
Pool Corp. (a)	14,450	1,358,734

ELECTRIC UTILITIES — 2.1%
ALLETE, Inc. (a)	911	58,878
IDACORP, Inc. (a)	16,556	1,346,831

		1,405,709

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.6%
Anixter International, Inc. (a) (b)	6,958	370,722

GAS UTILITIES — 2.0%
Spire, Inc. (a)	18,473	1,308,627

HEALTH CARE EQUIPMENT & SUPPLIES — 1.6%
West Pharmaceutical Services, Inc.	13,615	1,033,106

HEALTH CARE PROVIDERS & SERVICES — 2.5%
Owens & Minor, Inc. (a)	25,674	959,694
Select Medical Holdings Corp. (a) (b)	65,847	715,757

		1,675,451

HOTELS, RESTAURANTS & LEISURE — 2.6%
Belmond, Ltd. Class A (a) (b)	52,676	521,492
Cheesecake Factory, Inc. (a)	2,576	124,009
Churchill Downs, Inc. (a)	8,430	1,065,215

		1,710,716

HOUSEHOLD DURABLES — 1.4%
MDC Holdings, Inc.	38,746	943,078

HOUSEHOLD PRODUCTS — 0.1%
WD-40 Co. (a)	511	60,017

INSURANCE — 6.2%
CNO Financial Group, Inc. (a)	65,172	1,137,903
Greenlight Capital Re, Ltd. Class A (a) (b)	53,415	1,076,846

See accompanying notes to financial statements.

SPDR Russell 2000 Low Volatility ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Horace Mann Educators Corp.	330	$11,151
Navigators Group, Inc.	4,928	453,228
Primerica, Inc. (a)	16,245	929,864
Selective Insurance Group, Inc.	461	17,615
Third Point Reinsurance, Ltd. (b)	40,600	475,832

		4,102,439

INTERNET & CATALOG RETAIL — 0.3%
PetMed Express, Inc. (a)	10,134	190,114

IT SERVICES — 1.0%
Convergys Corp. (a)	538	13,450
EPAM Systems, Inc. (a) (b)	9,845	633,132

		646,582

MACHINERY — 2.8%
Barnes Group, Inc.	144	4,769
CLARCOR, Inc. (a)	12,453	757,516
ESCO Technologies, Inc. (a)	201	8,028
Hillenbrand, Inc.	36,737	1,103,580
Mueller Industries, Inc. (a)	198	6,312

		1,880,205

MEDIA — 1.4%
IMAX Corp. (b)	31,989	943,036

MULTI-UTILITIES — 3.2%
Avista Corp. (a)	31,013	1,389,382
NorthWestern Corp. (a)	11,386	718,115

		2,107,497

PAPER & FOREST PRODUCTS — 0.5%
Louisiana-Pacific Corp. (a) (b)	16,332	283,360
Neenah Paper, Inc. (a)	221	15,994

		299,354

PROFESSIONAL SERVICES — 0.0% (c)
Exponent, Inc.	377	22,021

REAL ESTATE INVESTMENT TRUSTS (REITS) — 26.0%
Acadia Realty Trust (a)	851	30,228
Agree Realty Corp. (a)	2,135	102,992
American Assets Trust, Inc.	343	14,557
American Capital Mortgage Investment Corp. REIT (a)	6,600	104,214
Apollo Commercial Real Estate Finance, Inc. REIT (a)	36,374	584,530
Ares Commercial Real Estate Corp. REIT (a)	24,009	295,071
Capstead Mortgage Corp.	103,682	1,005,715
Colony Capital, Inc. Class A (a)	17,934	275,287
Cousins Properties, Inc. (a)	1,161	12,074
CubeSmart REIT (a)	5,781	178,517
CyrusOne, Inc. REIT	549	30,557
CYS Investments, Inc. REIT (a)	159,898	1,338,346
DCT Industrial Trust, Inc. REIT	25,987	1,248,416
DiamondRock Hospitality Co. (a)	18,473	166,811
EastGroup Properties, Inc.	346	23,846
Education Realty Trust, Inc. (a)	510	23,531
First Industrial Realty Trust, Inc. (a)	3,281	91,277
Gladstone Commercial Corp. (a)	5,974	100,901
Government Properties Income Trust (a)	50,126	1,155,906
Highwoods Properties, Inc.	3,263	172,286

Hudson Pacific Properties, Inc. REIT	496	14,473
LaSalle Hotel Properties (a)	13,042	307,530
Lexington Realty Trust	133,573	1,350,423
Monmouth Real Estate Investment Corp.	2,082	27,607
Monogram Residential Trust, Inc. (a)	46,000	469,660
Parkway Properties, Inc.	75,548	1,263,918
Pebblebrook Hotel Trust (a)	20,274	532,193
Pennsylvania Real Estate Investment Trust	31,795	682,003
Potlatch Corp.	337	11,492
PS Business Parks, Inc.	12,725	1,349,868
Ramco-Gershenson Properties Trust (a)	14,807	290,365
Retail Opportunity Investments Corp. (a)	39,365	853,040
RLJ Lodging Trust REIT (a)	1,137	24,389
Ryman Hospitality Properties, Inc.	22,050	1,116,833
Select Income REIT	532	13,827
Silver Bay Realty Trust Corp. REIT	51,775	881,728
STAG Industrial, Inc. REIT (a)	611	14,548
Summit Hotel Properties, Inc.	1,243	16,457
Sunstone Hotel Investors, Inc. REIT	73,495	887,085
UMH Properties, Inc. (a)	4,931	55,474
Urstadt Biddle Properties, Inc. Class A	969	24,012
Washington Real Estate Investment Trust (a)	600	18,876
Whitestone REIT	1,678	25,304

		17,186,167

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.8%
Cavium, Inc. (a) (b)	6,794	262,248
Microsemi Corp. (a) (b)	7,372	240,917
MKS Instruments, Inc. (a)	296	12,746

		515,911

SOFTWARE — 0.2%
ACI Worldwide, Inc. (a) (b)	4,884	95,287
Covisint Corp. (a) (b)	16	35
Fair Isaac Corp. (a)	93	10,510

		105,832

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 1.5%
Electronics For Imaging, Inc. (a) (b)	23,462	1,009,804

THRIFTS & MORTGAGE FINANCE — 2.9%
Capitol Federal Financial, Inc. (a)	97,445	1,359,358
Clifton Bancorp, Inc. (a)	21,542	324,638
Dime Community Bancshares, Inc. (a)	5,966	101,482
Northfield Bancorp, Inc. (a)	1,868	27,702
Northwest Bancshares, Inc. (a)	1,528	22,660
Oritani Financial Corp. (a)	962	15,382
Provident Financial Services, Inc. (a)	737	14,475
TrustCo Bank Corp. NY (a)	2,586	16,576
Waterstone Financial, Inc. (a)	855	13,107

		1,895,380

TOBACCO — 1.7%
Vector Group, Ltd. (a)	51,635	1,157,657

See accompanying notes to financial statements.

SPDR Russell 2000 Low Volatility ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

TRADING COMPANIES & DISTRIBUTORS — 1.3%
Applied Industrial Technologies, Inc. (a)	13,425	$606,004
Kaman Corp. (a)	5,246	223,060

		829,064

TOTALCOMMONSTOCKS (Cost $62,985,807)		65,744,263

SHORT-TERM INVESTMENTS — 16.2%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (d) (e)	233,332	233,332
State Street Navigator Securities Lending Prime Portfolio (e) (f)	10,483,308	10,483,308

TOTAL SHORT-TERM INVESTMENTS (Cost $10,716,640)		10,716,640

TOTAL INVESTMENTS — 115.8% (Cost $73,702,447)		76,460,903
LIABILITIES IN EXCESS OF OTHER ASSETS — (15.8)%		(10,416,216)

NET ASSETS — 100.0%		$66,044,687

(a)	All or a portion of the shares of the security are on loan at June 30, 2016.
(b)	Non-income producing security.
(c)	Amount shown represents less than 0.05% of net assets.
(d)	The rate shown is the annualized seven-day yield at June 30, 2016.
(e)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(f)	Investment of cash collateral for securities loaned.

REIT = Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Aerospace & Defense	$2,599,499	$—	$—	$2,599,499
Air Freight & Logistics	24,180	—	—	24,180
Auto Components	610,404	—	—	610,404
Banks	14,908,202	—	—	14,908,202
Building Products	8,913	—	—	8,913
Capital Markets	173,755	—	—	173,755
Chemicals	2,734,159	—	—	2,734,159
Commercial Services & Supplies	1,577,207	—	—	1,577,207
Communications Equipment	236,191	—	—	236,191
Construction & Engineering	114,530	—	—	114,530
Distributors	1,358,734	—	—	1,358,734
Electric Utilities	1,405,709	—	—	1,405,709
Electronic Equipment, Instruments & Components	370,722	—	—	370,722
Gas Utilities	1,308,627	—	—	1,308,627
Health Care Equipment & Supplies	1,033,106	—	—	1,033,106
Health Care Providers & Services	1,675,451	—	—	1,675,451
Hotels, Restaurants & Leisure	1,710,716	—	—	1,710,716
Household Durables	943,078	—	—	943,078
Household Products	60,017	—	—	60,017
Insurance	4,102,439	—	—	4,102,439
Internet & Catalog Retail	190,114	—	—	190,114
IT Services	646,582	—	—	646,582
Machinery	1,880,205	—	—	1,880,205
Media	943,036	—	—	943,036
Multi-Utilities	2,107,497	—	—	2,107,497
Paper & Forest Products	299,354	—	—	299,354

See accompanying notes to financial statements.

SPDR Russell 2000 Low Volatility ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Professional Services	$22,021	$—	$—	$22,021
Real Estate Investment Trusts (REITs)	17,186,167	—	—	17,186,167
Semiconductors & Semiconductor Equipment	515,911	—	—	515,911
Software	105,832	—	—	105,832
Technology Hardware, Storage & Peripherals	1,009,804	—	—	1,009,804
Thrifts & Mortgage Finance	1,895,380	—	—	1,895,380
Tobacco	1,157,657	—	—	1,157,657
Trading Companies & Distributors	829,064	—	—	829,064
Short-Term Investments	10,716,640	—	—	10,716,640

TOTAL INVESTMENTS	$76,460,903	$—	$—	$76,460,903

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	50,472	$50,472	3,809,184	3,626,324	233,332	$233,332	$370	$—
State Street Navigator Securities Lending Prime Portfolio	7,539,941	7,539,941	29,527,963	26,584,596	10,483,308	10,483,308	24,791	—

See accompanying notes to financial statements.

SPDR MSCI USA Strategic Factors ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.8%
AEROSPACE & DEFENSE — 2.9%
B/E Aerospace, Inc.	7	$323
Boeing Co.	399	51,818
General Dynamics Corp.	135	18,797
Honeywell International, Inc.	342	39,782
L-3 Communications Holdings, Inc.	11	1,614
Lockheed Martin Corp.	54	13,401
Northrop Grumman Corp.	86	19,116
Raytheon Co.	141	19,169
Rockwell Collins, Inc.	64	5,449
Textron, Inc.	36	1,316
TransDigm Group, Inc. (a)	2	527
United Technologies Corp.	94	9,640

		180,952

AIR FREIGHT & LOGISTICS — 1.0%
C.H. Robinson Worldwide, Inc.	192	14,256
Expeditors International of Washington, Inc.	224	10,985
FedEx Corp.	34	5,161
United Parcel Service, Inc. Class B	295	31,777

		62,179

AIRLINES — 0.1%
American Airlines Group, Inc.	37	1,048
Delta Air Lines, Inc.	42	1,530
Southwest Airlines Co.	83	3,254
United Continental Holdings, Inc. (a)	31	1,272

		7,104

AUTO COMPONENTS — 0.3%
Autoliv, Inc.	8	860
BorgWarner, Inc.	40	1,181
Delphi Automotive PLC	161	10,078
Goodyear Tire & Rubber Co.	89	2,284
Johnson Controls, Inc.	98	4,337
Lear Corp.	14	1,425

		20,165

AUTOMOBILES — 0.5%
Ford Motor Co.	1,095	13,764
General Motors Co.	489	13,839
Harley-Davidson, Inc.	30	1,359

		28,962

BANKS — 3.9%
Bank of America Corp.	2,980	39,545
BB&T Corp.	162	5,769
CIT Group, Inc.	83	2,648
Citigroup, Inc.	937	39,719
Citizens Financial Group, Inc.	152	3,037
Comerica, Inc.	33	1,357
Fifth Third Bancorp	219	3,852
First Republic Bank	18	1,260
Huntington Bancshares, Inc.	153	1,368
JPMorgan Chase & Co.	834	51,825
KeyCorp	181	2,000
M&T Bank Corp.	26	3,074
People’s United Financial, Inc.	63	924
PNC Financial Services Group, Inc.	122	9,930
Regions Financial Corp.	380	3,234
Signature Bank (a)	6	749

SunTrust Banks, Inc.	115	4,724
US Bancorp	394	15,890
Wells Fargo & Co.	1,016	48,087

		238,992

BEVERAGES — 2.6%
Brown-Forman Corp. Class B	61	6,085
Coca-Cola Co.	785	35,584
Constellation Brands, Inc. Class A	11	1,819
Dr. Pepper Snapple Group, Inc.	124	11,982
Molson Coors Brewing Co. Class B	11	1,113
PepsiCo, Inc.	952	100,855

		157,438

BIOTECHNOLOGY — 1.8%
AbbVie, Inc.	81	5,015
Alexion Pharmaceuticals, Inc. (a)	7	817
Alkermes PLC (a)	2	86
Alnylam Pharmaceuticals, Inc. (a)	1	55
Amgen, Inc.	56	8,520
Biogen, Inc. (a)	112	27,084
BioMarin Pharmaceutical, Inc. (a)	2	156
Celgene Corp. (a)	24	2,367
Gilead Sciences, Inc.	787	65,652
Medivation, Inc. (a)	2	121
Regeneron Pharmaceuticals, Inc. (a)	2	698
United Therapeutics Corp. (a)	27	2,860
Vertex Pharmaceuticals, Inc. (a)	3	258

		113,689

BUILDING PRODUCTS — 0.1%
AO Smith Corp.	34	2,996
Fortune Brands Home & Security, Inc.	12	696
Masco Corp.	23	711

		4,403

CAPITAL MARKETS — 1.2%
Affiliated Managers Group, Inc. (a)	4	563
Ameriprise Financial, Inc.	24	2,156
Bank of New York Mellon Corp.	168	6,527
BlackRock, Inc.	11	3,768
Charles Schwab Corp.	64	1,620
E*TRADE Financial Corp. (a)	36	846
Eaton Vance Corp.	54	1,908
Franklin Resources, Inc.	205	6,841
Goldman Sachs Group, Inc.	94	13,966
Invesco, Ltd.	57	1,456
Morgan Stanley	340	8,833
Northern Trust Corp.	26	1,723
Raymond James Financial, Inc.	13	641
SEI Investments Co.	68	3,271
State Street Corp. (b)	73	3,936
T Rowe Price Group, Inc.	132	9,632
TD Ameritrade Holding Corp.	119	3,389

		71,076

CHEMICALS — 2.0%
Air Products & Chemicals, Inc.	16	2,273
Albemarle Corp.	6	476
Ashland, Inc.	8	918
Axalta Coating Systems, Ltd. (a)	5	133

See accompanying notes to financial statements.

SPDR MSCI USA Strategic Factors ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Celanese Corp. Series A	18	$1,178
CF Industries Holdings, Inc.	49	1,181
Dow Chemical Co.	166	8,252
E.I. du Pont de Nemours & Co.	80	5,184
Eastman Chemical Co.	21	1,426
Ecolab, Inc.	75	8,895
FMC Corp.	9	417
International Flavors & Fragrances, Inc.	36	4,538
LyondellBasell Industries NV Class A	269	20,019
Monsanto Co.	263	27,197
Mosaic Co.	67	1,754
PPG Industries, Inc.	126	13,123
Praxair, Inc.	77	8,654
Sherwin-Williams Co.	54	15,858
Valspar Corp.	34	3,673
WR Grace & Co.	3	219

		125,368

COMMERCIAL SERVICES & SUPPLIES — 1.1%
Cintas Corp.	156	15,308
Republic Services, Inc.	449	23,038
Stericycle, Inc. (a)	6	625
Tyco International PLC	37	1,576
Waste Connectins, Inc. (a)	6	433
Waste Management, Inc.	397	26,309

		67,289

COMMUNICATIONS EQUIPMENT — 0.7%
Cisco Systems, Inc.	1,031	29,579
F5 Networks, Inc. (a)	37	4,212
Harris Corp.	15	1,251
Juniper Networks, Inc.	38	855
Motorola Solutions, Inc.	146	9,632

		45,529

CONSTRUCTION & ENGINEERING — 0.1%
Fluor Corp.	38	1,873
Jacobs Engineering Group, Inc. (a)	22	1,096

		2,969

CONSTRUCTION MATERIALS — 0.0% (c)
Martin Marietta Materials, Inc.	4	768
Vulcan Materials Co.	4	481

		1,249

CONSUMER FINANCE — 0.4%
Ally Financial, Inc. (a)	126	2,151
American Express Co.	116	7,048
Capital One Financial Corp.	148	9,400
Discover Financial Services	70	3,751
Navient Corp.	153	1,828
Synchrony Financial (a)	114	2,882

		27,060

CONTAINERS & PACKAGING — 0.2%
Avery Dennison Corp.	42	3,139
Ball Corp.	14	1,012
Crown Holdings, Inc. (a)	16	811
International Paper Co.	72	3,051
Packaging Corp. of America	10	669
Sealed Air Corp.	13	598
WestRock Co.	55	2,138

		11,418

DISTRIBUTORS — 0.2%
Genuine Parts Co.	108	10,935
LKQ Corp. (a)	22	697

		11,632

DIVERSIFIED CONSUMER SERVICES — 0.0% (c)
H&R Block, Inc.	30	690

DIVERSIFIED FINANCIAL SERVICES — 1.0%
Berkshire Hathaway, Inc. Class B (a)	332	48,070
CME Group, Inc.	89	8,669
Intercontinental Exchange, Inc.	8	2,048
Leucadia National Corp.	89	1,543
Moody’s Corp.	11	1,031
MSCI, Inc.	2	154
Nasdaq, Inc.	8	517
S&P Global, Inc.	4	429
Voya Financial, Inc.	74	1,832

		64,293

DIVERSIFIED TELECOMMUNICATION SERVICES — 2.2%
AT&T, Inc.	1,605	69,352
CenturyLink, Inc.	134	3,887
Frontier Communications Corp.	253	1,250
Level 3 Communications, Inc. (a)	24	1,236
SBA Communications Corp. Class A Class A (a)	38	4,102
Verizon Communications, Inc.	1,046	58,408

		138,235

ELECTRIC UTILITIES — 2.7%
Alliant Energy Corp.	22	873
American Electric Power Co., Inc.	122	8,551
Duke Energy Corp.	429	36,804
Edison International	42	3,262
Entergy Corp.	39	3,173
Eversource Energy.	105	6,289
Exelon Corp.	171	6,218
FirstEnergy Corp.	78	2,723
NextEra Energy, Inc.	155	20,212
OGE Energy Corp.	19	622
PG&E Corp.	263	16,811
Pinnacle West Capital Corp.	13	1,054
PPL Corp.	74	2,793
Southern Co.	631	33,841
Westar Energy, Inc.	14	785
Xcel Energy, Inc.	524	23,465

		167,476

ELECTRICAL EQUIPMENT — 0.6%
Acuity Brands, Inc.	18	4,463
AMETEK, Inc.	18	832
Eaton Corp. PLC	68	4,062
Emerson Electric Co.	343	17,891
Rockwell Automation, Inc.	72	8,267
Sensata Technologies Holding NV (a)	9	314

		35,829

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.5%
Amphenol Corp. Class A	178	10,205
Arrow Electronics, Inc. (a)	29	1,795

See accompanying notes to financial statements.

SPDR MSCI USA Strategic Factors ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Avnet, Inc.	50	$2,026
CDW Corp.	20	802
Corning, Inc.	188	3,850
Flextronics International, Ltd. (a)	158	1,864
FLIR Systems, Inc.	65	2,012
TE Connectivity, Ltd.	186	10,622
Trimble Navigation, Ltd. (a)	15	365

		33,541

ENERGY EQUIPMENT & SERVICES — 0.5%
Baker Hughes, Inc.	74	3,339
Core Laboratories NV	2	248
FMC Technologies, Inc. (a)	119	3,174
Halliburton Co.	116	5,254
Helmerich & Payne, Inc.	21	1,410
National Oilwell Varco, Inc.	125	4,206
Schlumberger, Ltd.	170	13,443
Weatherford International PLC (a)	231	1,282

		32,356

FOOD & STAPLES RETAILING — 2.0%
Costco Wholesale Corp.	261	40,987
CVS Health Corp.	204	19,531
Kroger Co.	193	7,101
Rite Aid Corp. (a)	267	2,000
Sysco Corp.	180	9,133
Wal-Mart Stores, Inc.	453	33,078
Walgreens Boots Alliance, Inc.	96	7,994
Whole Foods Market, Inc.	171	5,475

		125,299

FOOD PRODUCTS — 2.6%
Archer-Daniels-Midland Co.	166	7,120
Bunge, Ltd.	54	3,194
Campbell Soup Co.	280	18,629
ConAgra Foods, Inc.	124	5,929
General Mills, Inc.	509	36,302
Hershey Co.	219	24,854
Hormel Foods Corp.	137	5,014
Ingredion, Inc.	7	906
J.M. Smucker Co.	22	3,353
Kellogg Co.	228	18,616
Kraft Heinz Co.	32	2,831
McCormick & Co., Inc.	187	19,947
Mead Johnson Nutrition Co.	10	908
Mondelez International, Inc. Class A	156	7,100
Tyson Foods, Inc. Class A	41	2,738
WhiteWave Foods Co. (a)	12	563

		158,004

GAS UTILITIES — 0.1%
AGL Resources, Inc.	30	1,979
Atmos Energy Corp.	11	895
UGI Corp.	21	950

		3,824

HEALTH CARE EQUIPMENT & SUPPLIES — 3.1%
Abbott Laboratories	430	16,903
Baxter International, Inc.	272	12,300
Becton Dickinson and Co.	176	29,848
Boston Scientific Corp. (a)	59	1,379
C.R. Bard, Inc.	94	22,105

Cooper Cos., Inc.	4	686
DENTSPLY SIRONA, Inc.	10	621
Edwards Lifesciences Corp. (a)	92	9,175
Hologic, Inc. (a)	15	519
IDEXX Laboratories, Inc. (a)	1	93
Intuitive Surgical, Inc. (a)	18	11,905
Medtronic PLC	300	26,031
ResMed, Inc.	116	7,335
St. Jude Medical, Inc.	18	1,404
Stryker Corp.	234	28,040
Varian Medical Systems, Inc. (a)	194	15,953
Zimmer Biomet Holdings, Inc.	64	7,704

		192,001

HEALTH CARE PROVIDERS & SERVICES — 3.4%
Aetna, Inc.	82	10,015
AmerisourceBergen Corp.	188	14,912
Anthem, Inc.	89	11,689
Cardinal Health, Inc.	186	14,510
Centene Corp. (a)	21	1,499
Cigna Corp.	90	11,519
DaVita HealthCare Partners, Inc. (a)	204	15,773
Envision Healthcare Holdings, Inc. (a)	19	482
Express Scripts Holding Co. (a)	224	16,979
HCA Holdings, Inc. (a)	38	2,926
Henry Schein, Inc. (a)	154	27,227
Humana, Inc.	36	6,476
Laboratory Corp. of America Holdings (a)	86	11,203
McKesson Corp.	52	9,706
MEDNAX, Inc. (a)	8	580
Patterson Cos., Inc.	177	8,477
Quest Diagnostics, Inc.	76	6,187
UnitedHealth Group, Inc.	277	39,112
Universal Health Services, Inc. Class B	10	1,341

		210,613

HEALTH CARE TECHNOLOGY — 0.0%(c)
Cerner Corp. (a)	16	937
IMS Health Holdings, Inc. (a)	5	127

		1,064

HOTELS, RESTAURANTS & LEISURE — 2.7%
Aramark	29	969
Carnival Corp.	44	1,945
Chipotle Mexican Grill, Inc. (a)	22	8,861
Darden Restaurants, Inc.	56	3,547
Domino’s Pizza, Inc.	1	131
Hilton Worldwide Holdings, Inc.	47	1,059
Las Vegas Sands Corp.	43	1,870
Marriott International, Inc. Class A	12	797
McDonald’s Corp.	648	77,980
MGM Resorts International (a)	39	883
Norwegian Cruise Line Holdings, Ltd. (a)	8	319
Royal Caribbean Cruises, Ltd.	19	1,276
Starbucks Corp.	1,015	57,977
Starwood Hotels & Resorts Worldwide, Inc.	83	6,138
Wyndham Worldwide Corp.	11	783
Wynn Resorts, Ltd.	8	725
Yum! Brands, Inc.	25	2,073

		167,333

See accompanying notes to financial statements.

SPDR MSCI USA Strategic Factors ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

HOUSEHOLD DURABLES — 0.2%
D.R. Horton, Inc.	39	$1,228
Garmin, Ltd.	10	424
Harman International Industries, Inc.	6	431
Leggett & Platt, Inc.	63	3,220
Lennar Corp. Class A	26	1,198
Mohawk Industries, Inc. (a)	5	949
Newell Brands, Inc.	20	971
PulteGroup, Inc.	89	1,735
Toll Brothers, Inc. (a)	20	538
Whirlpool Corp.	12	2,000

		12,694

HOUSEHOLD PRODUCTS — 2.1%
Church & Dwight Co., Inc.	213	21,915
Clorox Co.	138	19,098
Colgate-Palmolive Co.	274	20,057
Kimberly-Clark Corp.	125	17,185
Procter & Gamble Co.	591	50,040

		128,295

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.1%
AES Corp.	186	2,321
Calpine Corp. (a)	88	1,298
NRG Energy, Inc.	61	915

		4,534

INDUSTRIAL CONGLOMERATES — 1.7%
3M Co.	387	67,772
Danaher Corp.	114	11,514
General Electric Co.	817	25,719
Roper Technologies, Inc.	6	1,023

		106,028

INSURANCE — 3.8%
Aflac, Inc.	70	5,051
Alleghany Corp. (a)	16	8,793
Allstate Corp.	123	8,604
American International Group, Inc.	280	14,809
Aon PLC	51	5,571
Arch Capital Group, Ltd. (a)	262	18,864
Arthur J Gallagher & Co.	15	714
Assurant, Inc.	12	1,036
Axis Capital Holdings, Ltd.	224	12,320
Chubb, Ltd.	218	28,495
Cincinnati Financial Corp.	20	1,498
Everest Re Group, Ltd.	74	13,518
FNF Group	34	1,275
Hartford Financial Services Group, Inc.	75	3,328
Lincoln National Corp.	49	1,900
Loews Corp.	55	2,260
Markel Corp. (a)	8	7,622
Marsh & McLennan Cos., Inc.	418	28,616
MetLife, Inc.	242	9,639
Principal Financial Group, Inc.	45	1,850
Progressive Corp.	293	9,815
Prudential Financial, Inc.	90	6,421
RenaissanceRe Holdings, Ltd.	94	11,039
Torchmark Corp.	18	1,113
Travelers Cos., Inc.	147	17,499

Unum Group	51	1,621
Willis Towers Watson PLC	8	994
WR Berkley Corp.	147	8,808
XL Group PLC Class A	57	1,899

		234,972

INTERNET & CATALOG RETAIL — 0.7%
Amazon.com, Inc. (a)	8	5,725
Expedia, Inc.	7	744
Liberty Interactive Corp. QVC Group Class A (a)	48	1,218
Netflix, Inc. (a)	16	1,464
Priceline Group, Inc. (a)	22	27,465
TripAdvisor, Inc. (a)	50	3,215

		39,831

INTERNET SOFTWARE & SERVICES — 2.6%
Akamai Technologies, Inc. (a)	9	503
Alphabet, Inc. Class A (a)	97	68,242
Alphabet, Inc. Class C (a)	88	60,905
eBay, Inc. (a)	346	8,100
Facebook, Inc. Class A (a)	118	13,485
LinkedIn Corp. Class A (a)	3	568
Twitter, Inc. (a)	10	169
VeriSign, Inc. (a)	6	519
Yahoo!, Inc. (a)	131	4,920
Zillow Group, Inc. Class C Class C (a)	6	218

		157,629

IT SERVICES — 8.0%
Accenture PLC Class A	623	70,580
Alliance Data Systems Corp. (a)	5	980
Automatic Data Processing, Inc.	572	52,550
Broadridge Financial Solutions, Inc.	216	14,083
Cognizant Technology Solutions Corp. Class A (a)	33	1,889
Fidelity National Information Services, Inc.	178	13,115
Fiserv, Inc. (a)	212	23,051
FleetCor Technologies, Inc. (a)	4	572
Gartner, Inc. (a)	126	12,274
Global Payments, Inc.	7	500
International Business Machines Corp.	629	95,470
MasterCard, Inc. Class A	704	61,994
Paychex, Inc.	719	42,780
PayPal Holdings, Inc. (a)	63	2,300
Sabre Corp.	6	161
Total System Services, Inc.	13	690
Vantiv, Inc. Class A (a)	40	2,264
Visa, Inc. Class A	1,184	87,817
Western Union Co.	278	5,332
Xerox Corp.	256	2,429

		490,831

LEISURE EQUIPMENT & PRODUCTS — 0.1%
Hasbro, Inc.	10	840
Mattel, Inc.	38	1,189
Polaris Industries, Inc.	41	3,352

		5,381

LIFE SCIENCES TOOLS & SERVICES — 0.5%
Agilent Technologies, Inc.	26	1,153
Illumina, Inc. (a)	3	421

See accompanying notes to financial statements.

SPDR MSCI USA Strategic Factors ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Mettler-Toledo International, Inc. (a)	18	$6,569
Quintiles Transnational Holdings, Inc. (a)	4	261
Thermo Fisher Scientific, Inc.	78	11,525
Waters Corp. (a)	76	10,690

		30,619

MACHINERY — 1.0%
AGCO Corp.	14	660
Caterpillar, Inc.	100	7,581
Cummins, Inc.	91	10,232
Deere & Co.	50	4,052
Dover Corp.	22	1,525
Flowserve Corp.	17	768
Illinois Tool Works, Inc.	150	15,624
Ingersoll-Rand PLC	28	1,783
PACCAR, Inc.	51	2,645
Parker-Hannifin Corp.	18	1,945
Pentair PLC	16	933
Snap-on, Inc.	26	4,103
Stanley Black & Decker, Inc.	17	1,891
WABCO Holdings, Inc. (a)	28	2,564
Wabtec Corp.	46	3,230
Xylem, Inc.	15	670

		60,206

MEDIA — 2.6%
CBS Corp. Class B	206	11,215
Charter Communications, Inc. Class A (a)	62	14,176
Comcast Corp. Class A	369	24,055
Discovery Communications, Inc. Class A (a)	19	479
Discovery Communications, Inc. Class C (a)	39	930
DISH Network Corp. Class A (a)	19	996
Interpublic Group of Cos., Inc.	46	1,063
Liberty Braves Group Class C (a)	2	29
Liberty Global PLC Class A (a)	30	872
Liberty Global PLC Series C (a)	49	1,404
Liberty Global PLC LiLAC Class A (a)	2	64
Liberty Global PLC LiLAC Class C (a)	7	231
Liberty SiriusXM Group Class A (a)	48	1,505
Liberty SiriusXM Group Class C (a)	21	648
News Corp. Class A	90	1,021
Omnicom Group, Inc.	120	9,779
Scripps Networks Interactive, Inc. Class A	10	623
Sirius XM Holdings, Inc. (a)	136	537
TEGNA, Inc.	32	741
Time Warner, Inc.	122	8,972
Twenty-First Century Fox, Inc. Class A	136	3,679
Twenty-First Century Fox, Inc. Class B	35	954
Viacom, Inc. Class B	98	4,064
Walt Disney Co.	728	71,213

		159,250

METALS & MINING — 0.6%
Alcoa, Inc.	263	2,438
Freeport-McMoRan, Inc.	201	2,239
Newmont Mining Corp.	709	27,736
Nucor Corp.	48	2,372

		34,785

MULTI-UTILITIES — 1.4%
Ameren Corp.	35	1,875

CenterPoint Energy, Inc.	43	1,032
CMS Energy Corp.	33	1,514
Consolidated Edison, Inc.	407	32,739
Dominion Resources, Inc.	298	23,223
DTE Energy Co.	23	2,280
NiSource, Inc.	41	1,087
Public Service Enterprise Group, Inc.	68	3,170
SCANA Corp.	17	1,286
Sempra Energy	46	5,245
TECO Energy, Inc.	24	663
WEC Energy Group, Inc.	224	14,627

		88,741

MULTILINE RETAIL — 0.8%
Dollar General Corp.	213	20,022
Dollar Tree, Inc. (a)	55	5,183
Kohl’s Corp.	60	2,275
Macy’s, Inc.	93	3,126
Nordstrom, Inc.	81	3,082
Target Corp.	258	18,014

		51,702

OIL, GAS & CONSUMABLE FUELS — 4.1%
Anadarko Petroleum Corp.	66	3,514
Antero Resources Corp. (a)	23	598
Apache Corp.	55	3,062
Cabot Oil & Gas Corp.	25	643
Chevron Corp.	399	41,827
Cimarex Energy Co.	7	835
Columbia Pipeline Group, Inc.	26	663
Concho Resources, Inc. (a)	12	1,431
ConocoPhillips	240	10,464
Continental Resources, Inc. (a)	5	226
Devon Energy Corp.	72	2,610
EOG Resources, Inc.	54	4,505
EQT Corp.	17	1,316
Exxon Mobil Corp.	928	86,991
Hess Corp.	50	3,005
HollyFrontier Corp.	52	1,236
Kinder Morgan, Inc.	267	4,998
Marathon Oil Corp.	242	3,632
Marathon Petroleum Corp.	200	7,592
Murphy Oil Corp.	49	1,556
Newfield Exploration Co. (a)	15	663
Noble Energy, Inc.	51	1,829
Occidental Petroleum Corp.	178	13,450
ONEOK, Inc.	21	996
Phillips 66	306	24,278
Pioneer Natural Resources Co.	12	1,815
Plains GP Holdings L.P. Class A	204	2,128
Range Resources Corp.	19	820
Southwestern Energy Co. (a)	72	906
Spectra Energy Corp.	54	1,978
Tesoro Corp.	37	2,772
Valero Energy Corp.	352	17,952
Williams Cos., Inc.	36	779

		251,070

PERSONAL PRODUCTS — 0.2%
Edgewell Personal Care Co. (a)	3	253
Estee Lauder Cos., Inc. Class A	113	10,286

		10,539

See accompanying notes to financial statements.

SPDR MSCI USA Strategic Factors ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

PHARMACEUTICALS — 5.3%
Allergan PLC (a)	32	$7,395
Bristol-Myers Squibb Co.	300	22,065
Eli Lilly & Co.	662	52,133
Endo International PLC (a)	68	1,060
Jazz Pharmaceuticals PLC (a)	2	283
Johnson & Johnson	1,344	163,027
Mallinckrodt PLC (a)	13	790
Merck & Co., Inc.	585	33,702
Mylan NV (a)	38	1,643
Perrigo Co. PLC	15	1,360
Pfizer, Inc.	1,204	42,393
Zoetis, Inc.	18	854

		326,705

PROFESSIONAL SERVICES — 0.3%
Dun & Bradstreet Corp.	1	122
Equifax, Inc.	62	7,961
IHS, Inc. Class A (a)	2	231
ManpowerGroup, Inc.	18	1,158
Nielsen Holdings PLC	61	3,170
Robert Half International, Inc.	80	3,053
Verisk Analytics, Inc. (a)	28	2,270

		17,965

REAL ESTATE INVESTMENT TRUSTS (REITS) — 5.0%
Alexandria Real Estate Equities, Inc.	2	207
American Capital Agency Corp.	778	15,420
American Tower Corp. REIT	116	13,179
Annaly Capital Management, Inc.	2,211	24,476
AvalonBay Communities, Inc. REIT	149	26,878
Boston Properties, Inc. REIT	19	2,506
Brixmor Property Group, Inc.	15	397
Camden Property Trust	22	1,945
Crown Castle International Corp. REIT	239	24,242
Digital Realty Trust, Inc. REIT	52	5,667
Duke Realty Corp.	19	507
Equinix, Inc. REIT	2	775
Equity Residential REIT	216	14,878
Essex Property Trust, Inc. REIT	36	8,211
Extra Space Storage, Inc. REIT	25	2,313
Federal Realty Investment Trust REIT	80	13,244
General Growth Properties, Inc. REIT	167	4,980
HCP, Inc. REIT	53	1,875
Host Hotels & Resorts, Inc. REIT	86	1,394
Iron Mountain, Inc. REIT	10	398
Kimco Realty Corp. REIT	26	816
Liberty Property Trust REIT	12	477
Macerich Co. REIT	136	11,613
Mid-America Apartment Communities, Inc.	5	532
Prologis, Inc. REIT	42	2,060
Public Storage REIT	176	44,984
Realty Income Corp. REIT	232	16,092
Regency Centers Corp.	76	6,363
Simon Property Group, Inc. REIT	87	18,870
SL Green Realty Corp. REIT	9	958
UDR, Inc. REIT	306	11,298
Ventas, Inc. REIT	212	15,438
VEREIT, Inc.	79	801
Vornado Realty Trust REIT	25	2,503

Welltower, Inc. REIT	168	12,797
Weyerhaeuser Co. REIT	54	1,608

		310,702

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.1%
CBRE Group, Inc. Class A (a)	26	689
Jones Lang LaSalle, Inc.	24	2,339
Realogy Holdings Corp. (a)	15	435

		3,463

ROAD & RAIL — 0.8%
CSX Corp.	126	3,286
JB Hunt Transport Services, Inc.	47	3,804
Kansas City Southern	7	631
Norfolk Southern Corp.	35	2,980
Union Pacific Corp.	406	35,423

		46,124

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.1%
Analog Devices, Inc.	20	1,133
Applied Materials, Inc.	85	2,038
Broadcom, Ltd.	10	1,554
Intel Corp.	2,654	87,051
KLA-Tencor Corp.	11	806
Lam Research Corp.	12	1,009
Linear Technology Corp.	127	5,909
Marvell Technology Group, Ltd.	97	924
Maxim Integrated Products, Inc.	13	464
Microchip Technology, Inc.	12	609
Micron Technology, Inc. (a)	402	5,532
NVIDIA Corp.	24	1,128
Qorvo, Inc. (a)	16	884
QUALCOMM, Inc.	703	37,660
Skyworks Solutions, Inc.	98	6,201
Texas Instruments, Inc.	500	31,325
Xilinx, Inc.	114	5,259

		189,486

SOFTWARE — 3.8%
Activision Blizzard, Inc.	33	1,308
Adobe Systems, Inc. (a)	105	10,058
ANSYS, Inc. (a)	116	10,527
Autodesk, Inc. (a)	6	325
CA, Inc.	38	1,248
Cadence Design Systems, Inc. (a)	205	4,982
CDK Global, Inc.	62	3,440
Citrix Systems, Inc. (a)	10	801
Electronic Arts, Inc. (a)	11	833
Fortinet, Inc. (a)	2	63
Intuit, Inc.	170	18,974
Microsoft Corp.	2,713	138,824
Nuance Communications, Inc. (a)	21	328
Oracle Corp.	515	21,079
Red Hat, Inc. (a)	6	436
salesforce.com, Inc. (a)	6	476
Splunk, Inc. (a)	1	54
Symantec Corp.	100	2,054
Synopsys, Inc. (a)	321	17,360
VMware, Inc. Class A (a)	24	1,373

		234,543

See accompanying notes to financial statements.

SPDR MSCI USA Strategic Factors ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

SPECIALTY RETAIL — 4.6%
Advance Auto Parts, Inc.	34	$5,495
AutoNation, Inc. (a)	16	752
AutoZone, Inc. (a)	26	20,640
Bed Bath & Beyond, Inc.	109	4,711
Best Buy Co., Inc.	89	2,723
CarMax, Inc. (a)	21	1,030
Dick’s Sporting Goods, Inc.	48	2,163
Foot Locker, Inc.	93	5,102
Gap, Inc.	176	3,735
Home Depot, Inc.	693	88,489
L Brands, Inc.	57	3,826
Lowe’s Cos., Inc.	499	39,506
O’Reilly Automotive, Inc. (a)	67	18,164
Ross Stores, Inc.	293	16,610
Signet Jewelers, Ltd.	7	577
Staples, Inc.	261	2,250
Tiffany & Co.	60	3,638
TJX Cos., Inc.	685	52,903
Tractor Supply Co.	68	6,200
Ulta Salon Cosmetics & Fragrance, Inc. (a)	28	6,822

		285,336

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 3.4%
Apple, Inc.	1,674	160,034
EMC Corp.	492	13,368
Hewlett Packard Enterprise Co.	560	10,231
HP, Inc.	990	12,425
NetApp, Inc.	47	1,156
Seagate Technology PLC	233	5,676
Western Digital Corp.	74	3,497

		206,387

TEXTILES, APPAREL & LUXURY GOODS — 1.2%
Coach, Inc.	35	1,426
Hanesbrands, Inc.	22	553
lululemon athletica, Inc. (a)	56	4,136
Michael Kors Holdings, Ltd. (a)	114	5,641
NIKE, Inc. Class B	764	42,173
PVH Corp.	13	1,225
Ralph Lauren Corp.	33	2,957
Under Armour, Inc. Class A (a)	5	200
Under Armour, Inc. Class C (a)	5	183
VF Corp.	226	13,897

		72,391

THRIFTS & MORTGAGE FINANCE — 0.0%(c)
New York Community Bancorp, Inc.	79	1,184

TOBACCO — 0.9%
Altria Group, Inc.	393	27,101
Philip Morris International, Inc.	168	17,089
Reynolds American, Inc.	162	8,737

		52,927

TRADING COMPANIES & DISTRIBUTORS — 0.2%
Fastenal Co.	146	6,481
United Rentals, Inc. (a)	18	1,208
W.W. Grainger, Inc.	30	6,817

		14,506

WATER UTILITIES — 0.1%
American Water Works Co., Inc.	82	6,930

WIRELESS TELECOMMUNICATION SERVICES — 0.0%(c)
Sprint Corp. (a)	162	734
T-Mobile US, Inc. (a)	30	1,297

		2,031

TOTAL COMMON STOCKS (Cost $6,002,921)		6,145,819

SHORT-TERM INVESTMENT — 0.1%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (d) (e) (Cost $5,682)	5,682	5,682

TOTAL INVESTMENTS — 99.9% (Cost $6,008,603)		6,151,501
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		5,454

NET ASSETS — 100.0%		$6,156,955

(a)	Non-income producing security.
(b)	The Fund invested in an affiliated entity, State Street Corp. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(c)	Amount shown represents less than 0.05% of net assets.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at June 30, 2016.

REIT = Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:

INVESTMENTS:
Common Stocks
Aerospace & Defense	$180,952	$—	$—	$180,952
Air Freight & Logistics	62,179	—	—	62,179
Airlines	7,104	—	—	7,104

See accompanying notes to financial statements.

SPDR MSCI USA Strategic Factors ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Auto Components	$20,165	$—	$—	$20,165
Automobiles	28,962	—	—	28,962
Banks	238,992	—	—	238,992
Beverages	157,438	—	—	157,438
Biotechnology	113,689	—	—	113,689
Building Products	4,403	—	—	4,403
Capital Markets	71,076	—	—	71,076
Chemicals	125,368	—	—	125,368
Commercial Services & Supplies	67,289	—	—	67,289
Communications Equipment	45,529	—	—	45,529
Construction & Engineering	2,969	—	—	2,969
Construction Materials	1,249	—	—	1,249
Consumer Finance	27,060	—	—	27,060
Containers & Packaging	11,418	—	—	11,418
Distributors	11,632	—	—	11,632
Diversified Consumer Services	690	—	—	690
Diversified Financial Services	64,293	—	—	64,293
Diversified Telecommunication Services	138,235	—	—	138,235
Electric Utilities	167,476	—	—	167,476
Electrical Equipment	35,829	—	—	35,829
Electronic Equipment, Instruments & Components	33,541	—	—	33,541
Energy Equipment & Services	32,356	—	—	32,356
Food & Staples Retailing.	125,299	—	—	125,299
Food Products	158,004	—	—	158,004
Gas Utilities.	3,824	—	—	3,824
Health Care Equipment & Supplies	192,001	—	—	192,001
Health Care Providers & Services	210,613	—	—	210,613
Health Care Technology	1,064	—	—	1,064
Hotels, Restaurants & Leisure	167,333	—	—	167,333
Household Durables	12,694	—	—	12,694
Household Products	128,295	—	—	128,295
Independent Power Producers & Energy Traders	4,534	—	—	4,534
Industrial Conglomerates	106,028	—	—	106,028
Insurance	234,972	—	—	234,972
Internet & Catalog Retail	39,831	—	—	39,831
Internet Software & Services	157,629	—	—	157,629
IT Services	490,831	—	—	490,831
Leisure Equipment & Products	5,381	—	—	5,381
Life Sciences Tools & Services	30,619	—	—	30,619
Machinery	60,206	—	—	60,206
Media	159,250	—	—	159,250
Metals & Mining	34,785	—	—	34,785
Multi-Utilities	88,741	—	—	88,741
Multiline Retail	51,702	—	—	51,702
Oil, Gas & Consumable Fuels	251,070	—	—	251,070
Personal Products	10,539	—	—	10,539
Pharmaceuticals	326,705	—	—	326,705
Professional Services	17,965	—	—	17,965
Real Estate Investment Trusts (REITs)	310,702	—	—	310,702
Real Estate Management & Development	3,463	—	—	3,463
Road & Rail.	46,124	—	—	46,124
Semiconductors & Semiconductor Equipment	189,486	—	—	189,486
Software	234,543	—	—	234,543
Specialty Retail	285,336	—	—	285,336
Technology Hardware, Storage & Peripherals	206,387	—	—	206,387
Textiles, Apparel & Luxury Goods	72,391	—	—	72,391
Thrifts & Mortgage Finance	1,184	—	—	1,184

See accompanying notes to financial statements.

SPDR MSCI USA Strategic Factors ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Tobacco.	$52,927	$—	$—	$52,927
Trading Companies & Distributors	14,506	—	—	14,506
Water Utilities	6,930	—	—	6,930
Wireless Telecommunication Services	2,031	—	—	2,031
Short-Term Investment	5,682	—	—	5,682

TOTAL INVESTMENTS	$6,151,501	$—	$—	$6,151,501

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Corp.	62	$4,774	42	31	73	$3,936	$78	$(532)
State Street Institutional Liquid Reserves Fund, Premier Class	3,856	3,856	248,874	247,048	5,682	5,682	54	—

See accompanying notes to financial statements.

SPDR Wells Fargo Preferred Stock ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

PREFERRED STOCKS — 99.5%
BANKS — 33.7%
BB&T Corp. 5.63% (a)	130,336	$3,440,870
BB&T Corp. 5.85%	159,566	4,293,921
BB&T Corp. Series E 5.63%	319,815	8,427,125
BB&T Corp. Series F 5.20%	126,104	3,248,439
BB&T Corp. Series G 5.20% (a)	140,137	3,629,548
Fifth Third Bancorp Series I 6.63%	124,698	3,782,090
HSBC Holdings PLC 8.13%	311,871	8,423,636
HSBC Holdings PLC Series 2 8.00%	539,658	14,317,127
HSBC Holdings PLC Series A 6.20%	205,521	5,331,215
Huntington Bancshares, Inc. Series D 6.25% (a)	166,572	4,489,115
ING Groep NV 6.13% (a)	180,434	4,646,176
ING Groep NV 6.20% (a)	128,701	3,321,773
ING Groep NV 6.38%	269,685	7,011,810
ING Groep NV 7.05% (a)	206,310	5,440,395
ING Groep NV 7.20% (a)	283,900	7,477,926
JPMorgan Chase & Co. Series AA 6.10%	187,263	4,983,068
JPMorgan Chase & Co. Series BB 6.15% (a)	151,005	4,039,384
JPMorgan Chase & Co. Series O 5.50%	165,862	4,297,484
JPMorgan Chase & Co. Series P 5.45% (a)	118,210	3,088,827
JPMorgan Chase & Co. Series T 6.70%	122,321	3,454,345
JPMorgan Chase & Co. Series W 6.30% (a)	116,160	3,163,037
JPMorgan Chase & Co. Series Y 6.13%	187,926	5,036,417
PNC Financial Services Group, Inc. Series P 6.13% (a)	416,823	12,625,569
PNC Financial Services Group, Inc. Series Q 5.38%.	132,956	3,438,242
SunTrust Banks, Inc. Series E 5.88% (a)	126,111	3,317,980
US Bancorp Series B* 3.50% (a)	277,538	6,702,543
US Bancorp Series F 6.50% (a)	306,106	9,428,065
US Bancorp Series G 6.00%	301,806	7,880,155
US Bancorp Series H 5.15% (a)	138,855	3,729,645
Wells Fargo & Co. 5.20%	72,665	1,887,110
Wells Fargo & Co. 5.85%	167,978	4,634,513
Wells Fargo & Co. 6.63%	81,535	2,426,482
Wells Fargo & Co. Series J 8.00%	209,555	5,819,342
Wells Fargo & Co. Series O 5.13% (a)	62,879	1,625,422

Wells Fargo & Co. Series P 5.25% (a)	60,446	1,574,014
Wells Fargo & Co. Series T 6.00%	77,574	2,088,292
Wells Fargo & Co. Series V 6.00% (a)	97,125	2,631,116
Wells Fargo & Co. Series W 5.70% (a)	97,112	2,574,439
Wells Fargo & Co. Series X 5.50%	109,184	2,814,764

		190,541,421

CAPITAL MARKETS — 15.9%
Bank of New York Mellon Corp. 5.20% (a)	161,561	4,279,751
Charles Schwab Corp. Series B 6.00%	134,370	3,614,553
Charles Schwab Corp. Series C 6.00% (a)	166,674	4,546,867
Charles Schwab Corp. Series D 5.95% (a)	209,348	5,618,900
General Electric Co. 4.70%	202,701	5,373,604
General Electric Co. 4.88% (a)	228,505	6,128,504
General Electric Co. 4.88% (a)	174,543	4,791,205
Goldman Sachs Group, Inc. 6.50%	159,568	4,164,725
KKR & Co. L.P. Series A 6.75% (a)	96,400	2,584,484
KKR Financial Holdings LLC 8.38% (a)	72,520	1,896,398
Legg Mason, Inc. 6.38% (a)	70,059	1,856,563
Morgan Stanley Capital Trust III 6.25% (a)	244,548	6,265,320
Morgan Stanley Capital Trust IV 6.25% (a)	171,889	4,381,451
Morgan Stanley Capital Trust V 5.75% (a)	138,858	3,526,993
Morgan Stanley Capital Trust VIII Series VIII 6.45%	229,544	5,835,008
Northern Trust Corp. Series C 5.85% (a)	112,109	3,115,509
Raymond James Financial, Inc. 6.90% (a)	98,103	2,589,919
State Street Corp. 6.00% (a) (b)	207,994	5,803,033
State Street Corp. Series C 5.25% (b)	140,149	3,694,328
State Street Corp. Series D 5.90% (b)	209,554	5,907,327
State Street Corp. Series G 5.35% (a) (b)	140,146	3,761,519

		89,735,961

COMMERCIAL SERVICES & SUPPLIES — 0.6%
Pitney Bowes, Inc. 6.70% (a)	118,286	3,228,025

CONSUMER FINANCE — 3.1%
Capital One Financial Corp. Series B 6.00% (a)	243,036	6,411,290
Capital One Financial Corp. Series C 6.25%	138,535	3,743,216
Capital One Financial Corp. Series D 6.70% (a)	138,572	3,921,587

See accompanying notes to financial statements.

SPDR Wells Fargo Preferred Stock ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

Capital One Financial Corp. Series F 6.20% (a)	140,128	$3,789,061

		17,865,154

DIVERSIFIED TELECOMMUNICATION SERVICES — 5.6%
Qwest Corp. 6.13% (a)	214,698	5,474,799
Qwest Corp. 6.63% (a)	114,911	2,954,362
Qwest Corp. 6.88% (a)	138,536	3,625,487
Qwest Corp. 7.00% (a)	145,486	3,787,001
Qwest Corp. 7.00%	112,103	2,922,525
Qwest Corp. 7.38% (a)	183,225	4,877,449
Qwest Corp. 7.50% (a)	159,385	4,116,915
Verizon Communications, Inc. 5.90%	138,549	3,810,097

		31,568,635

ELECTRIC UTILITIES — 8.7%
BGE Capital Trust II 6.20%	70,054	1,866,939
Duke Energy Corp. 5.13% (a)	138,534	3,725,179
FPL Group Capital Trust I 5.88% (a)	84,086	2,261,073
NextEra Energy Capital Holdings, Inc. 5.00% (a)	126,120	3,303,083
NextEra Energy Capital Holdings, Inc. Series G 5.70% (a)	112,098	2,979,565
NextEra Energy Capital Holdings, Inc. Series H 5.63%	98,092	2,556,278
NextEra Energy Capital Holdings, Inc. Series I 5.13% (a)	138,649	3,642,309
NextEra Energy Capital Holdings, Inc. Series K 5.25%	154,703	3,974,320
PPL Capital Funding, Inc. Series B 5.90% (a)	126,120	3,392,628
SCE Trust I 5.63% (a)	133,126	3,531,833
SCE Trust II 5.10%	112,112	2,931,729
SCE Trust III Series H 5.75%	77,050	2,234,450
SCE Trust IV Series J 5.38% (a)	91,098	2,538,901
SCE Trust V Series K 5.45%	84,070	2,400,198
Southern Co. 6.25% (a)	278,081	7,752,898

		49,091,383

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.3%
Tennessee Valley Authority Series D 3.55% (a)	76,643	1,965,893

INSURANCE — 16.0%
Aegon NV 6.38%	277,145	7,294,456
Aegon NV 6.50%	140,146	3,690,044
Aegon NV 8.00%	145,754	4,053,419
Aegon NV Series 1 4.00%	70,077	1,737,209
Aflac, Inc. 5.50% (a)	140,146	3,733,489
Allstate Corp. 5.10%	138,545	3,731,017
Allstate Corp. 5.63% (a)	80,575	2,176,331
Allstate Corp. Series C 6.75%	107,911	3,037,695
Allstate Corp. Series E 6.63% (a)	207,918	5,927,742
Allstate Corp. Series F 6.25% (a)	70,059	1,992,478
Arch Capital Group, Ltd. Series C 6.75% (a)	91,094	2,417,635

Aspen Insurance Holdings, Ltd. 5.95% (a)	77,075	2,189,701
Aviva PLC 8.25% (a)	112,105	2,949,483
Axis Capital Holdings, Ltd. Series C 6.88%	112,102	2,938,193
Hartford Financial Services Group, Inc. 7.88%	166,873	5,258,168
MetLife, Inc. Series A 4.00% (a)	166,992	4,285,015
PartnerRe, Ltd. Series H 7.25% (a)	80,889	2,437,186
Protective Life Corp. 6.25%	80,571	2,164,943
Prudential Financial, Inc. 5.70%	196,989	5,251,727
Prudential Financial, Inc. 5.75% (a)	159,672	4,288,790
Prudential PLC 6.50%	84,086	2,220,711
Prudential PLC 6.75% (a)	70,063	1,853,166
Reinsurance Group of America, Inc. 5.75%	108,411	2,948,779
Reinsurance Group of America, Inc. 6.20%	112,112	3,336,453
RenaissanceRe Holdings, Ltd. Series E 5.38% (a)	77,068	2,010,704
Torchmark Corp. 6.13%	84,094	2,222,604
WR Berkley Corp. 5.63% (a)	98,096	2,500,467
WR Berkley Corp. 5.75%	78,382	1,989,335

		90,636,940

INTERNET SOFTWARE & SERVICES — 1.0%
eBay, Inc. 6.00%	209,245	5,559,640

MACHINERY — 1.0%
Stanley Black & Decker, Inc. 5.75% (a)	208,830	5,523,553

MEDIA — 0.4%
Comcast Corp. 5.00% (a)	80,580	2,212,727

MULTI-UTILITIES — 0.7%
DTE Energy Co. 6.50%	78,475	2,039,565
DTE Energy Co. Series B 5.38%	81,113	2,110,560

		4,150,125

REAL ESTATE INVESTMENT TRUSTS (REITS) — 12.5%
Digital Realty Trust, Inc. Series E 7.00% (a)	80,578	2,049,099
Digital Realty Trust, Inc. Series G 5.88% (a)	70,071	1,809,233
Digital Realty Trust, Inc. Series H 7.38% (a)	101,320	2,933,214
Digital Realty Trust, Inc. Series I 6.35% (a)	68,974	1,831,260
Government Properties Income Trust 5.88%	83,836	2,137,818
Hospitality Properties Trust Series D 7.13% (a)	81,275	2,093,644
Kimco Realty Corp. Series I 6.00%	112,098	2,912,306
National Retail Properties, Inc. Series D 6.63%	80,579	2,111,170
National Retail Properties, Inc. Series E 5.70%	80,580	2,151,486

See accompanying notes to financial statements.

SPDR Wells Fargo Preferred Stock ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

PS Business Parks, Inc. Series T 6.00% (a)	98,101	$2,560,436
Public Storage Series B 5.40% (a)	84,092	2,235,165
Public Storage Series R 6.35%	136,629	3,440,318
Public Storage Series S 5.90%	128,911	3,349,108
Public Storage Series T 5.75%	129,625	3,425,989
Public Storage Series U 5.63%	80,571	2,135,937
Public Storage Series V 5.38% (a)	138,729	3,618,052
Public Storage Series W 5.20% (a)	140,119	3,659,908
Public Storage Series Y 6.38%	79,872	2,254,787
Public Storage Series Z 6.00% (a)	80,570	2,271,268
Realty Income Corp. Series F 6.63% (a)	114,564	3,005,014
Regency Centers Corp. Series 6 6.63%	70,053	1,823,480
Senior Housing Properties Trust 5.63%	98,110	2,502,786
Senior Housing Properties Trust 6.25%	70,063	1,844,058
Ventas Realty L.P. / Ventas Capital Corp. 5.45% (a)	72,525	2,008,943
Vornado Realty Trust Series I 6.63%	75,672	1,993,200
Vornado Realty Trust Series K 5.70% (a)	84,076	2,189,339
Vornado Realty Trust Series L 5.40% (a)	84,068	2,183,246
Wells Fargo Real Estate Investment Corp. Series A 6.38%	75,953	2,091,746

Welltower, Inc. Series J 6.50%	80,578	2,108,726

		70,730,736

TOTAL PREFERRED STOCKS (Cost $542,045,616)		562,810,193

SHORT-TERM INVESTMENTS — 5.8%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (c) (d)	1,192,051	1,192,051
State Street Navigator Securities Lending Prime Portfolio (c) (e)	31,379,715	31,379,715

TOTAL SHORT-TERM INVESTMENTS (Cost $32,571,766)		32,571,766

TOTAL INVESTMENTS — 105.3% (Cost $574,617,382)		595,381,959
LIABILITIES IN EXCESS OF OTHER ASSETS — (5.3)%		(29,873,690)

NET ASSETS — 100.0%		$565,508,269

(a)	All or a portion of the shares of the security are on loan at June 30, 2016.
(b)	The Fund invested in an affiliated entity, State Street Corp. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at June 30, 2016.
(e)	Investment of cash collateral for securities loaned.

REIT = Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Preferred Stocks
Banks	$190,541,421	$—	$—	$190,541,421
Capital Markets	89,735,961	—	—	89,735,961
Commercial Services & Supplies	3,228,025	—	—	3,228,025
Consumer Finance	17,865,154	—	—	17,865,154
Diversified Telecommunication Services	31,568,635	—	—	31,568,635
Electric Utilities	49,091,383	—	—	49,091,383
Independent Power Producers & Energy Traders	1,965,893	—	—	1,965,893
Insurance	90,636,940	—	—	90,636,940
Internet Software & Services	5,559,640	—	—	5,559,640
Machinery	5,523,553	—	—	5,523,553
Media	2,212,727	—	—	2,212,727
Multi-Utilities	4,150,125	—	—	4,150,125

See accompanying notes to financial statements.

SPDR Wells Fargo Preferred Stock ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Real Estate Investment Trusts (REITs)	$70,730,736	$—	$—	$70,730,736
Short-Term Investments	32,571,766	—	—	32,571,766

TOTAL INVESTMENTS	$595,381,959	$—	$—	$595,381,959

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Corp.	350,567	$8,800,075	487,222	139,946	697,843	$19,166,207	$668,672	$57,012
State Street Institutional Liquid Reserves Fund, Premier Class	100	100	46,222,953	45,031,002	1,192,051	1,192,051	4,457	—
State Street Navigator Securities Lending Prime Portfolio	33,580,841	33,580,841	208,207,239	210,408,365	31,379,715	31,379,715	332,836	—

See accompanying notes to financial statements.

SPDR FactSet Innovative Technology ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 100.0%
COMMUNICATIONS EQUIPMENT — 1.0%
NetScout Systems, Inc. (a)	2,490	$55,402

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.8%
Arrow Electronics, Inc. (a)	1,366	84,555
Avnet, Inc.	1,707	69,151

		153,706

HEALTH CARE TECHNOLOGY — 10.3%
Allscripts Healthcare Solutions, Inc. (a)	4,984	63,297
Cerner Corp. (a)	1,247	73,074
Computer Programs & Systems, Inc.	1,519	60,638
IMS Health Holdings, Inc. (a)	2,869	72,758
Inovalon Holdings, Inc. Class A (a)	4,194	75,534
Medidata Solutions, Inc. (a)	1,595	74,758
Quality Systems, Inc.	4,752	56,596
Veeva Systems, Inc. Class A (a)	2,642	90,145

		566,800

HOUSEHOLD DURABLES — 0.7%
GoPro, Inc. Class A (a)	3,775	40,808

INTERNET & CATALOG RETAIL — 2.4%
Groupon, Inc. (a)	23,368	75,946
Netflix, Inc. (a)	624	57,083

		133,029

INTERNET SOFTWARE & SERVICES — 37.1%
58.com, Inc. ADR (a)	1,083	49,699
Alphabet, Inc. Class A (a)	97	68,242
Angie’s List, Inc. (a)	8,188	53,304
Autohome, Inc. ADR (a)	2,002	40,260
Baidu, Inc. ADR (a)	384	63,418
Bankrate, Inc. (a)	5,469	40,908
Bitauto Holdings, Ltd. ADR (a)	2,559	68,991
Cvent, Inc. (a)	2,151	76,834
Demandware, Inc. (a)	1,393	104,336
Facebook, Inc. Class A (a)	708	80,910
GrubHub, Inc. (a)	3,142	97,622
IAC/InterActiveCorp	1,223	68,855
LinkedIn Corp. Class A (a)	326	61,696
LogMeIn, Inc. (a)	1,108	70,280
Marketo, Inc. (a)	2,698	93,944
Momo, Inc. ADR (a)	4,703	47,547
Monster Worldwide, Inc. (a)	13,098	31,304
Pandora Media, Inc. (a)	5,213	64,902
SINA Corp. (a)	1,480	76,768
Sohu.com, Inc. (a)	1,267	47,969
SouFun Holdings, Ltd. ADR (a)	10,238	51,497
Twitter, Inc. (a)	3,202	54,146
WebMD Health Corp. (a)	1,591	92,453
Weibo Corp. ADR (a)	3,810	108,242
Yahoo!, Inc. (a)	2,234	83,909
Yandex NV Class A Class A (a)	4,805	104,989
Yelp, Inc. (a)	2,709	82,245
YY, Inc. ADR (a)	1,135	38,442
Zillow Group, Inc. Class C Class C (a)	2,991	108,514

		2,032,226

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 12.1%
Ambarella, Inc. (a)	1,279	64,986
Cavium, Inc. (a)	1,162	44,853

Marvell Technology Group, Ltd.	8,594	81,901
MaxLinear, Inc. Class A (a)	4,872	87,598
NVIDIA Corp.	2,290	107,653
Qorvo, Inc. (a)	1,426	78,801
QUALCOMM, Inc.	1,552	83,141
Silicon Motion Technology Corp. ADR	2,344	112,043

		660,976

SOFTWARE — 29.6%
CA, Inc.	2,608	85,621
Callidus Software, Inc. (a)	3,756	75,045
CDK Global, Inc.	1,609	89,283
Check Point Software Technologies, Ltd. (a)	913	72,748
Citrix Systems, Inc. (a)	985	78,889
CyberArk Software, Ltd. (a)	1,620	78,716
FireEye, Inc. (a)	3,416	56,261
HubSpot, Inc. (a)	1,333	57,879
Intuit, Inc.	770	85,940
MicroStrategy, Inc. Class A (a)	419	73,333
Proofpoint, Inc. (a)	1,132	71,418
Qlik Technologies, Inc. (a)	2,467	72,974
Qualys, Inc. (a)	2,278	67,907
RealPage, Inc. (a)	3,244	72,438
Rovi Corp. (a)	6,809	106,493
Rubicon Project, Inc. (a)	4,618	63,036
salesforce.com, Inc. (a)	956	75,916
Splunk, Inc. (a)	1,371	74,281
Tableau Software, Inc. Class A (a)	830	40,603
VASCO Data Security International, Inc. (a)	4,361	71,477
VMware, Inc. Class A (a)	1,295	74,100
Zendesk, Inc. (a)	2,898	76,449

		1,620,807

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 2.8%
Cray, Inc. (a)	2,329	69,684
Super Micro Computer, Inc. (a)	3,298	81,955

		151,639

THRIFTS & MORTGAGE FINANCE — 1.2%
LendingTree, Inc. (a)	772	68,192

TOTAL COMMON STOCKS (Cost $5,044,055)		5,483,585

SHORT-TERM INVESTMENT — 0.0% (b)
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (c) (d) (Cost $1)	1	1

TOTAL INVESTMENTS — 100.0% (Cost $5,044,056)		5,483,586
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.0)% (b)		(308)

NET ASSETS — 100.0%		$5,483,278

(a)	Non-income producing security.
(b)	Amount is less than 0.05% of net assets.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at June 30, 2016.

ADR = American Depositary Receipt

See accompanying notes to financial statements.

SPDR FactSet Innovative Technology ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Communications Equipment	$55,402	$—	$—	$55,402
Electronic Equipment, Instruments & Components	153,706	—	—	153,706
Health Care Technology	566,800	—	—	566,800
Household Durables	40,808	—	—	40,808
Internet & Catalog Retail	133,029	—	—	133,029
Internet Software & Services	2,032,226	—	—	2,032,226
Semiconductors & Semiconductor Equipment	660,976	—	—	660,976
Software	1,620,807	—	—	1,620,807
Technology Hardware, Storage & Peripherals	151,639	—	—	151,639
Thrifts & Mortgage Finance	68,192	—	—	68,192
Short-Term Investment	1	—	—	1

TOTAL INVESTMENTS	$5,483,586	$—	$—	$5,483,586

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	—	$—	495,519	495,518	1	$1	$18	$—

See accompanying notes to financial statements.

SPDR SSGA Gender Diversity Index ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.8%
AEROSPACE & DEFENSE — 2.0%
Northrop Grumman Corp.	18,661	$4,147,967
Teledyne Technologies, Inc. (a)	3,440	340,732
Textron, Inc.	25,543	933,852

		5,422,551

AIR FREIGHT & LOGISTICS — 2.9%
United Parcel Service, Inc. Class B	72,690	7,830,167

AIRLINES — 1.2%
Alaska Air Group, Inc.	12,191	710,613
Southwest Airlines Co.	66,232	2,596,957

		3,307,570

BANKS — 3.7%
Bank of Hawaii Corp.	4,386	301,757
BankUnited, Inc.	10,492	322,314
Comerica, Inc.	18,147	746,386
Commerce Bancshares, Inc.	8,687	416,107
East West Bancorp, Inc.	14,794	505,659
Signature Bank (a)	5,330	665,824
US Bancorp	174,187	7,024,962

		9,983,009

BIOTECHNOLOGY — 8.8%
AbbVie, Inc.	166,999	10,338,908
Amgen, Inc.	79,155	12,043,433
Intercept Pharmaceuticals, Inc. (a)	1,634	233,139
Medivation, Inc. (a)	16,885	1,018,166

		23,633,646

CAPITAL MARKETS — 1.0%
Artisan Partners Asset Management, Inc. Class A	3,870	107,121
Franklin Resources, Inc.	36,726	1,225,547
Northern Trust Corp.	22,400	1,484,224

		2,816,892

CHEMICALS — 1.8%
Ecolab, Inc.	27,736	3,289,490
International Flavors & Fragrances, Inc.	8,270	1,042,599
WR Grace & Co.	7,225	528,942

		4,861,031

COMMERCIAL SERVICES & SUPPLIES — 0.2%
Pitney Bowes, Inc.	20,298	361,304
Rollins, Inc.	9,976	291,998

		653,302

COMMUNICATIONS EQUIPMENT — 0.1%
Arista Networks, Inc. (a)	3,956	254,687

CONSUMER FINANCE — 3.0%
American Express Co.	86,830	5,275,791
Discover Financial Services	44,003	2,358,121
Navient Corp.	37,240	445,018

		8,078,930

CONTAINERS & PACKAGING — 0.5%
Avery Dennison Corp.	9,460	707,135
Bemis Co., Inc.	9,890	509,236

		1,216,371

DIVERSIFIED FINANCIAL SERVICES — 6.7%
Berkshire Hathaway, Inc. Class B (a)	121,733	17,625,721
CBOE Holdings, Inc.	8,514	567,203

		18,192,924

DIVERSIFIED TELECOMMUNICATION SERVICES — 2.0%
CenturyLink, Inc.	55,398	1,607,096
Frontier Communications Corp.	120,320	594,381
Level 3 Communications, Inc. (a)	30,075	1,548,562
SBA Communications Corp. Class A Class A (a)	12,986	1,401,709
Zayo Group Holdings, Inc. (a)	9,890	276,227

		5,427,975

ELECTRIC UTILITIES — 2.9%
Alliant Energy Corp.	23,394	928,742
Entergy Corp.	18,491	1,504,243
Hawaiian Electric Industries, Inc.	11,008	360,952
ITC Holdings Corp.	15,567	728,847
PG&E Corp.	50,947	3,256,532
Pinnacle West Capital Corp.	11,438	927,164

		7,706,480

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.4%
Avnet, Inc.	13,501	546,926
CDW Corp.	15,653	627,372

		1,174,298

ENERGY EQUIPMENT & SERVICES — 0.5%
National Oilwell Varco, Inc.	38,875	1,308,144
RPC, Inc.	6,106	94,826

		1,402,970

FOOD & STAPLES RETAILING — 4.1%
CVS Health Corp.	114,547	10,966,730

FOOD PRODUCTS — 2.1%
General Mills, Inc.	61,534	4,388,605
McCormick & Co., Inc.	11,524	1,229,265

		5,617,870

HEALTH CARE EQUIPMENT & SUPPLIES — 1.8%
Alere, Inc. (a)	7,710	321,353
Becton Dickinson and Co.	22,021	3,734,541
ResMed, Inc.	14,278	902,798

		4,958,692

HEALTH CARE PROVIDERS & SERVICES — 4.3%
Aetna, Inc.	36,223	4,423,915
AmerisourceBergen Corp.	19,439	1,541,902
Centene Corp. (a)	16,428	1,172,466
Cigna Corp.	26,794	3,429,364
HealthSouth Corp.	9,203	357,260
Premier, Inc. Class A (a)	4,645	151,892
WellCare Health Plans, Inc. (a)	4,558	488,982

		11,565,781

HEALTH CARE TECHNOLOGY — 0.2%
athenahealth, Inc. (a)	3,956	545,967

HOTELS, RESTAURANTS & LEISURE — 0.3%
Aramark	23,221	776,046

See accompanying notes to financial statements.

SPDR SSGA Gender Diversity Index ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

HOUSEHOLD PRODUCTS — 0.7%
Clorox Co.	13,431	$1,858,716

INSURANCE — 2.6%
Assurant, Inc.	6,769	584,233
Hartford Financial Services Group, Inc.	42,700	1,895,026
Principal Financial Group, Inc.	30,101	1,237,452
Prudential Financial, Inc.	46,821	3,340,210

		7,056,921

INTERNET & CATALOG RETAIL — 0.3%
HSN, Inc.	3,354	164,111
TripAdvisor, Inc. (a)	11,697	752,117

		916,228

INTERNET SOFTWARE & SERVICES — 1.5%
GoDaddy, Inc. Class A Class A (a)	3,844	119,894
Pandora Media, Inc. (a)	20,815	259,147
Yahoo!, Inc. (a)	90,770	3,409,321
Yelp, Inc. (a)	6,709	203,685

		3,992,047

IT SERVICES — 2.7%
Alliance Data Systems Corp. (a)	6,189	1,212,549
Gartner, Inc. (a)	8,258	804,412
Jack Henry & Associates, Inc.	8,083	705,403
Paychex, Inc.	33,595	1,998,902
Sabre Corp.	15,739	421,648
Vantiv, Inc. Class A (a)	15,997	905,430
WEX, Inc. (a)	3,956	350,779
Xerox Corp.	98,132	931,273

		7,330,396

MACHINERY — 1.9%
Allison Transmission Holdings, Inc.	15,653	441,884
Illinois Tool Works, Inc.	32,994	3,436,655
ITT, Inc.	9,203	294,312
Xylem, Inc.	18,491	825,623

		4,998,474

METALS & MINING — 1.3%
Alcoa, Inc.	136,558	1,265,893
Allegheny Technologies, Inc.	10,440	133,110
Newmont Mining Corp.	55,185	2,158,837

		3,557,840

MULTI-UTILITIES — 1.9%
Public Service Enterprise Group, Inc.	52,604	2,451,872
Sempra Energy	24,455	2,788,359

		5,240,231

MULTILINE RETAIL — 0.4%
Macy’s, Inc.	30,952	1,040,297

OIL, GAS & CONSUMABLE FUELS — 5.9%
Cheniere Energy, Inc. (a)	20,125	755,694
EQT Corp.	17,839	1,381,274
Occidental Petroleum Corp.	79,684	6,020,923
Phillips 66	47,866	3,797,688
Spectra Energy Corp.	69,936	2,561,756
Williams Cos., Inc.	71,127	1,538,477

		16,055,812

PERSONAL PRODUCTS — 0.8%
Estee Lauder Cos., Inc. Class A	22,847	2,079,534

PHARMACEUTICALS — 1.5%
Mylan NV (a)	42,609	1,842,413
Zoetis, Inc.	47,601	2,259,144

		4,101,557

PROFESSIONAL SERVICES — 1.3%
CEB, Inc.	3,440	212,179
Dun & Bradstreet Corp.	3,699	450,686
ManpowerGroup, Inc.	7,568	486,925
Nielsen Holdings PLC	35,795	1,860,266
Robert Half International, Inc.	13,416	511,955

		3,522,011

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.2%
Realogy Holdings Corp. (a)	15,137	439,276

ROAD & RAIL — 3.0%
Landstar System, Inc.	4,386	301,143
Union Pacific Corp.	88,047	7,682,100

		7,983,243

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.9%
Skyworks Solutions, Inc.	19,321	1,222,633
Texas Instruments, Inc.	105,746	6,624,987

		7,847,620

SOFTWARE — 8.2%
ANSYS, Inc. (a)	9,117	827,368
CA, Inc.	32,339	1,061,689
Electronic Arts, Inc. (a)	31,326	2,373,258
Intuit, Inc.	26,071	2,909,784
Oracle Corp.	322,217	13,188,342
ServiceNow, Inc. (a)	15,867	1,053,569
Workday, Inc. Class A (a)	11,358	848,102

		22,262,112

SPECIALTY RETAIL — 10.3%
Best Buy Co., Inc.	30,714	939,848
DSW, Inc. Class A	4,298	91,032
Gap, Inc.	20,408	433,058
Home Depot, Inc.	132,214	16,882,406
L Brands, Inc.	24,757	1,661,937
Tiffany & Co.	11,524	698,815
TJX Cos., Inc.	65,618	5,067,678
Ulta Salon Cosmetics & Fragrance, Inc. (a)	6,207	1,512,273
Williams-Sonoma, Inc.	8,258	430,490

		27,717,537

TEXTILES, APPAREL & LUXURY GOODS — 0.9%
Carter’s, Inc.	5,236	557,477
Coach, Inc.	28,553	1,163,249
lululemon athletica, Inc. (a)	10,063	743,253

		2,463,979

THRIFTS & MORTGAGE FINANCE — 0.1%
MGIC Investment Corp. (a)	25,875	153,956
TFS Financial Corp.	6,193	106,644

		260,600

See accompanying notes to financial statements.

SPDR SSGA Gender Diversity Index ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

TRADING COMPANIES & DISTRIBUTORS — 0.2%
Watsco, Inc.	2,665	$374,939
WESCO International, Inc. (a)	4,386	225,835

		600,774

WATER UTILITIES — 0.6%
American Water Works Co., Inc.	18,577	1,569,942

WIRELESS TELECOMMUNICATION SERVICES — 0.1%
Telephone & Data Systems, Inc.	9,633	285,715
United States Cellular Corp. (a)	1,376	54,036

		339,751

TOTAL COMMON STOCKS (Cost $254,686,051)		269,628,787

SHORT-TERM INVESTMENT — 0.1%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (b) (c) (Cost $239,295)	239,295	239,295

TOTAL INVESTMENTS — 99.9% (Cost $254,925,346)		269,868,082
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		240,721

NET ASSETS — 100.0%		$270,108,803

(a)	Non-income producing security.
(b)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(c)	The rate shown is the annualized seven-day yield at June 30, 2016.

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Aerospace & Defense	$5,422,551	$—	$—	$5,422,551
Air Freight & Logistics	7,830,167	—	—	7,830,167
Airlines	3,307,570	—	—	3,307,570
Banks	9,983,009	—	—	9,983,009
Biotechnology	23,633,646	—	—	23,633,646
Capital Markets	2,816,892	—	—	2,816,892
Chemicals	4,861,031	—	—	4,861,031
Commercial Services & Supplies	653,302	—	—	653,302
Communications Equipment	254,687	—	—	254,687
Consumer Finance	8,078,930	—	—	8,078,930
Containers & Packaging	1,216,371	—	—	1,216,371
Diversified Financial Services	18,192,924	—	—	18,192,924
Diversified Telecommunication Services	5,427,975	—	—	5,427,975
Electric Utilities	7,706,480	—	—	7,706,480
Electronic Equipment, Instruments & Components	1,174,298	—	—	1,174,298
Energy Equipment & Services	1,402,970	—	—	1,402,970
Food & Staples Retailing	10,966,730	—	—	10,966,730
Food Products	5,617,870	—	—	5,617,870
Health Care Equipment & Supplies	4,958,692	—	—	4,958,692
Health Care Providers & Services	11,565,781	—	—	11,565,781
Health Care Technology	545,967	—	—	545,967
Hotels, Restaurants & Leisure	776,046	—	—	776,046
Household Products	1,858,716	—	—	1,858,716
Insurance	7,056,921	—	—	7,056,921

See accompanying notes to financial statements.

SPDR SSGA Gender Diversity Index ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Internet & Catalog Retail	$916,228	$—	$—	$916,228
Internet Software & Services	3,992,047	—	—	3,992,047
IT Services	7,330,396	—	—	7,330,396
Machinery	4,998,474	—	—	4,998,474
Metals & Mining	3,557,840	—	—	3,557,840
Multi-Utilities	5,240,231	—	—	5,240,231
Multiline Retail	1,040,297	—	—	1,040,297
Oil, Gas & Consumable Fuels	16,055,812	—	—	16,055,812
Personal Products	2,079,534	—	—	2,079,534
Pharmaceuticals	4,101,557	—	—	4,101,557
Professional Services	3,522,011	—	—	3,522,011
Real Estate Management & Development	439,276	—	—	439,276
Road & Rail	7,983,243	—	—	7,983,243
Semiconductors & Semiconductor Equipment	7,847,620	—	—	7,847,620
Software	22,262,112	—	—	22,262,112
Specialty Retail	27,717,537	—	—	27,717,537
Textiles, Apparel & Luxury Goods	2,463,979	—	—	2,463,979
Thrifts & Mortgage Finance.	260,600	—	—	260,600
Trading Companies & Distributors	600,774	—	—	600,774
Water Utilities	1,569,942	—	—	1,569,942
Wireless Telecommunication Services	339,751	—	—	339,751
Short-Term Investment	239,295	—	—	239,295

TOTAL INVESTMENTS	$269,868,082	$—	$—	$269,868,082

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	—	$—	3,822,315	3,583,020	239,295	$239,295	$479	$—

See accompanying notes to financial statements.

[This Page Intentionally Left Blank]

SPDR SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2016

	SPDR Russell 3000 ETF	SPDR Russell 1000 ETF	SPDR Russell 2000 ETF
ASSETS
Investments in unaffiliated issuers, at value* (Note 2)	$340,030,125	$92,872,761	$87,022,807
Investments in affiliated issuers, at value (Note 2)	13,283,164	4,853,140	18,575,402

Total Investments	353,313,289	97,725,901	105,598,209
Cash at broker	—	—	32,400
Cash	—	16	—
Receivable from broker — variation margin on open futures contracts	—	—	10,981
Receivable for investments sold	30,668	—	27,280
Receivable for fund shares sold	—	—	—
Dividends and interest receivable — unaffiliated issuers (Note 2)	413,034	104,687	111,185
Dividends receivable — affiliated issuers (Note 2)	2,912	726	331
Securities lending income receivable — affiliated issuers	8,755	1,864	13,444
Receivable for foreign taxes recoverable	993	289	—

TOTAL ASSETS	353,769,651	97,833,483	105,793,830

LIABILITIES
Due to custodian	30,145	—	37,467
Payable upon return of securities loaned	12,069,723	4,634,658	17,750,322
Payable for investments purchased	—	—	5,043
Advisory fee payable (Note 4)	29,998	7,599	8,710

TOTAL LIABILITIES	12,129,866	4,642,257	17,801,542

NET ASSETS	$341,639,785	$93,191,226	$87,992,288

NET ASSETS CONSIST OF:
Paid-In Capital (Note 7)	$320,411,884	$78,906,284	$98,466,812
Undistributed (distribution in excess of) net investment income (loss)	193,042	(2,082)	(8,258)
Accumulated net realized gain (loss) on investments, foreign currency transactions, and futures contracts	(1,075,071)	(736,152)	(1,701,869)
Net unrealized appreciation (depreciation) on:
Investments	22,109,930	15,023,176	(8,766,177)
Futures contracts	—	—	1,780

NET ASSETS	$341,639,785	$93,191,226	$87,992,288

NET ASSET VALUE PER SHARE
Net asset value per share	$155.29	$98.10	$67.69

Shares outstanding (unlimited amount authorized, $0.01 par value)	2,200,036	950,000	1,300,000

COST OF INVESTMENTS:
Investments in unaffiliated issuers	$317,877,490	$77,839,284	$95,788,984
Investments in affiliated issuers	13,325,869	4,863,441	18,575,402

Total cost of investments	$331,203,359	$82,702,725	$114,364,386

* Includes investments in securities on loan, at value	$14,150,158	$7,706,895	$20,040,728

See accompanying notes to financial statements.

SPDR Russell 1000 Yield Focus ETF	SPDR Russell 1000 Momentum Focus ETF	SPDR Russell 1000 Low Volatility Focus ETF	SPDR S&P 500 Buyback ETF	SPDR S&P 500 Growth ETF	SPDR S&P 500 Value ETF	SPDR S&P 500 High Dividend ETF

$358,927,706	$346,165,580	$385,692,905	$9,111,839	$709,889,976	$245,215,480	$32,161,819
470,999	251,184	452,777	112,231	15,284,411	6,429,795	66,821

359,398,705	346,416,764	386,145,682	9,224,070	725,174,387	251,645,275	32,228,640
—	—	—	—	—	—	—
33,319	1,771	10,090	—	—	17,171	1,753
—	—	—	—	—	—	—
—	—	—	—	—	227,312	—
—	—	—	—	—	—	19,879
862,682	411,353	577,409	9,791	620,994	334,966	53,554
674	476	387	586	764	4,084	54
—	—	—	—	3,560	1,864	—
—	342	—	—	—	1,733	—

360,295,380	346,830,706	386,733,568	9,234,447	725,799,705	252,232,405	32,303,880

—	—	—	—	—	—	—
—	—	—	—	14,589,098	5,410,163	—
1,045,487	828,087	809,049	—	—	484,093	435,361
58,532	56,582	62,602	2,673	87,447	30,103	2,814

1,104,019	884,669	871,651	2,673	14,676,545	5,924,359	438,175

$359,191,361	$345,946,037	$385,861,917	$9,231,774	$711,123,160	$246,308,046	$31,865,705

$335,428,454	$334,874,799	$360,552,240	$10,272,258	$647,845,008	$235,036,742	$29,907,766
385,217	179,352	213,992	—	—	—	—
10,777,519	(6,973,477)	6,467,302	(612,331)	(40,201,878)	(688,998)	(13,901)

12,600,171	17,865,363	18,628,383	(428,153)	103,480,030	11,960,302	1,971,840
—	—	—	—	—	—	—

$359,191,361	$345,946,037	$385,861,917	$9,231,774	$711,123,160	$246,308,046	$31,865,705

$63.57	$61.23	$63.78	$46.16	$100.87	$100.50	$33.54

5,650,000	5,650,000	6,050,000	200,000	7,050,027	2,450,716	950,000

$346,327,535	$328,297,215	$367,064,522	$9,530,324	$606,409,946	$233,048,910	$30,189,979
470,999	254,186	452,777	121,899	15,284,411	6,636,063	66,821

$346,798,534	$328,551,401	$367,517,299	$9,652,223	$621,694,357	$239,684,973	$30,256,800

$—	$—	$—	$—	$19,342,437	$9,863,158	$—

SPDR SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2016

	SPDR S&P 500 Fossil Fuel Free ETF	SPDR Russell Small Cap Completeness ETF	SPDR S&P 400 Mid Cap Growth ETF
ASSETS
Investments in unaffiliated issuers, at value* (Note 2)	$99,951,112	$62,260,213	$344,891,273
Investments in affiliated issuers, at value (Note 2)	282,772	11,300,390	31,401,382

Total Investments	100,233,884	73,560,603	376,292,655
Foreign currency, at value	—	—	—
Cash	—	—	—
Receivable for investments sold	—	351,493	—
Receivable for fund shares sold	5,045	—	—
Dividends and interest receivable — unaffiliated issuers (Note 2)	101,399	78,969	264,216
Dividends receivable — affiliated issuers (Note 2)	914	61	140
Securities lending income receivable — affiliated issuers	—	7,476	8,528
Receivable from Adviser (Note 4)	3,499	—	—
Receivable for foreign taxes recoverable	370	—	—
Prepaid expenses and other assets	—	—	—

TOTAL ASSETS	100,345,111	73,998,602	376,565,539

LIABILITIES
Due to custodian	20	57,373	—
Payable upon return of securities loaned	—	11,054,104	31,109,942
Payable for investments purchased	—	301,856	153,702
Advisory fee payable (Note 4)	17,495	5,149	42,269
Accrued Trustees’ fees and expenses (Note 5)	—	—	—
Accrued expenses and other liabilities	—	—	222

TOTAL LIABILITIES	17,515	11,418,482	31,306,135

NET ASSETS	$100,327,596	$62,580,120	$345,259,404

NET ASSETS CONSIST OF:
Paid-In Capital (Note 7)	$98,061,225	$57,498,428	$325,525,969
Undistributed (distribution in excess of) net investment income (loss)	1,437	(26,194)	—
Accumulated net realized gain (loss) on investments, foreign currency transactions, and futures contracts	(61,696)	(36,079)	(4,640,195)
Net unrealized appreciation (depreciation) on:
Investments	2,326,630	5,143,965	24,373,630
Foreign currency transactions	—	—	—

NET ASSETS	$100,327,596	$62,580,120	$345,259,404

NET ASSET VALUE PER SHARE
Net asset value per share	$50.16	$78.23	$123.31

Shares outstanding (unlimited amount authorized, $0.01 par value)	2,000,000	800,000	2,800,000

COST OF INVESTMENTS:
Investments in unaffiliated issuers	$97,600,598	$57,116,248	$320,517,643
Investments in affiliated issuers	306,656	11,300,390	31,401,382

Total cost of investments	$97,907,254	$68,416,638	$351,919,025

Foreign currency, at cost	$—	$—	$—

* Includes investments in securities on loan, at value	$—	$13,719,490	$37,914,793

See accompanying notes to financial statements.

SPDR S&P 400 Mid Cap Value ETF	SPDR S&P 600 Small Cap ETF	SPDR S&P 600 Small Cap Growth ETF	SPDR S&P 600 Small Cap Value ETF	SPDR Global Dow ETF	SPDR Dow Jones REIT ETF	SPDR S&P Bank ETF

$207,054,711	$442,886,493	$684,950,770	$500,451,082	$86,046,966	$3,805,176,885	$2,036,124,248
11,875,077	48,968,917	86,971,225	46,515,823	9,891,879	197,727,128	133,001,509

218,929,788	491,855,410	771,921,995	546,966,905	95,938,845	4,002,904,013	2,169,125,757
—	—	—	—	140,749	—	—
9,472	—	—	65,143	—	18,570	—
4,716,625	4,774,046	1,515,376	10,881,025	—	—	—
2,876	—	—	—	—	—	48,119
257,762	414,040	587,306	502,172	231,377	10,187,395	3,394,295
93	305	662	501	46	3,644	2,803
4,848	37,407	80,522	25,782	3,038	35,603	25,942
—	—	—	—	—	—	—
—	—	—	—	99,898	—	—
—	—	—	—	24	—	—

223,921,464	497,081,208	774,105,861	558,441,528	96,413,977	4,013,149,225	2,172,596,916

—	—	—	—	—	—	—
11,808,397	48,808,779	86,368,569	46,102,334	9,855,686	189,464,977	127,748,999
4,747,047	4,826,906	1,523,589	10,911,461	—	6,416,467	3,066,756
24,337	53,978	83,858	60,087	36,078	746,418	606,338
—	—	—	—	—	—	4,134
—	—	—	22	1,624	—	—

16,579,781	53,689,663	87,976,016	57,073,904	9,893,388	196,627,862	131,426,227

$207,341,683	$443,391,545	$686,129,845	$501,367,624	$86,520,589	$3,816,521,363	$2,041,170,689

$203,811,761	$408,732,131	$650,828,541	$492,227,323	$120,849,407	$3,270,653,731	$3,126,390,720
—	—	—	—	105,152	—	2,177,837
(2,812,226)	6,786,023	(24,445,021)	3,204,619	(32,689,683)	(306,780,906)	(918,462,481)

6,342,148	27,873,391	59,746,325	5,935,682	(1,734,898)	852,648,538	(168,935,387)
—	—	—	—	(9,389)	—	—

$207,341,683	$443,391,545	$686,129,845	$501,367,624	$86,520,589	$3,816,521,363	$2,041,170,689

$82.94	$104.33	$178.22	$100.25	$64.07	$99.44	$30.51

2,500,000	4,250,023	3,850,007	5,001,051	1,350,464	38,381,617	66,902,118

$200,712,563	$415,013,102	$625,204,445	$494,515,400	$87,781,864	$2,952,528,347	$2,205,059,635
11,875,077	48,968,917	86,971,225	46,515,823	9,891,879	197,727,128	133,001,509

$212,587,640	$463,982,019	$712,175,670	$541,031,223	$97,673,743	$3,150,255,475	$2,338,061,144

$—	$—	$—	$—	$142,084	$—	$—

$15,694,159	$53,851,614	$102,921,456	$52,152,089	$12,768,868	$262,577,848	$141,298,437

SPDR SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2016

	SPDR S&P Capital Markets ETF	SPDR S&P Insurance ETF	SPDR S&P Regional Banking ETF
ASSETS
Investments in unaffiliated issuers, at value* (Note 2)	$82,394,342	$593,379,777	$1,609,315,366
Investments in affiliated issuers, at value (Note 2)	13,582,770	25,506,141	65,082,442

Total Investments	95,977,112	618,885,918	1,674,397,808
Cash	—	33,918	95,926
Receivable for investments sold	—	—	—
Receivable for fund shares sold	—	—	25,025
Dividends receivable — unaffiliated issuers (Note 2)	59,374	559,030	2,783,891
Dividends receivable — affiliated issuers (Note 2)	15,531	387	2,359
Securities lending income receivable — affiliated issuers	5,301	5,278	33,589
Receivable for foreign taxes recoverable	—	15,412	—

TOTAL ASSETS	96,057,318	619,499,943	1,677,338,598

LIABILITIES
Due to custodian	—	—	—
Payable upon return of securities loaned	11,032,773	24,392,904	61,790,990
Payable for investments purchased	—	936,415	—
Payable for fund shares repurchased	—	1,216	—
Advisory fee payable (Note 4)	26,261	166,247	511,323
Accrued Trustees’ fees and expenses (Note 5)	356	143	3,378

TOTAL LIABILITIES	11,059,390	25,496,925	62,305,691

NET ASSETS	$84,997,928	$594,003,018	$1,615,032,907

NET ASSETS CONSIST OF:
Paid-In Capital (Note 7)	$196,858,757	$656,802,030	$2,440,116,111
Undistributed (distribution in excess of) net investment income (loss)	—	—	—
Accumulated net realized gain (loss) on investments, foreign currency transactions, and futures contracts	(96,078,630)	(54,321,831)	(663,050,189)
Net unrealized appreciation (depreciation) on:
Investments	(15,782,199)	(8,477,181)	(162,033,015)

NET ASSETS	$84,997,928	$594,003,018	$1,615,032,907

NET ASSET VALUE PER SHARE
Net asset value per share	$36.17	$71.14	$38.45

Shares outstanding (unlimited amount authorized, $0.01 par value)	2,350,000	8,350,000	42,002,585

COST OF INVESTMENTS:
Investments in unaffiliated issuers	$97,647,633	$601,856,958	$1,771,348,381
Investments in affiliated issuers	14,111,678	25,506,141	65,082,442

Total cost of investments	$111,759,311	$627,363,099	$1,836,430,823

* Includes investments in securities on loan, at value	$11,917,690	$32,066,242	$102,383,258

See accompanying notes to financial statements.

SPDR Morgan Stanley Technology ETF	SPDR S&P Dividend ETF	SPDR S&P Aerospace & Defense ETF	SPDR S&P Biotech ETF	SPDR S&P Health Care Equipment ETF	SPDR S&P Health Care Services ETF	SPDR S&P Homebuilders ETF

$488,412,085	$13,607,027,741	$181,196,673	$1,872,954,427	$47,333,877	$283,160,028	$1,238,311,634
35,471,497	976,085,265	14,541,066	418,684,146	7,275,220	19,428,933	75,724,928

523,883,582	14,583,113,006	195,737,739	2,291,638,573	54,609,097	302,588,961	1,314,036,562
—	—	—	—	—	—	—
—	—	—	7,959,926	—	—	—
—	72,486	—	—	—	—	19,998
232,218	21,350,284	58,731	—	14,281	91,877	861,445
703	18,077	138	703	28	148	683
27,355	130,814	2,601	605,851	1,785	32,292	27,292
20,791	136,144	—	—	—	—	—

524,164,649	14,604,820,811	195,799,209	2,300,205,053	54,625,191	302,713,278	1,314,945,980

—	—	—	7,101,593	—	—	—
34,544,012	591,373,476	14,250,595	418,684,146	7,247,537	19,089,662	74,415,907
—	—	—	—	—	—	—
—	—	—	5,463	—	—	—
143,672	3,880,676	51,243	576,891	13,187	81,970	376,038
—	5,419	—	4,203	—	—	2,647

34,687,684	595,259,571	14,301,838	426,372,296	7,260,724	19,171,632	74,794,592

$489,476,965	$14,009,561,240	$181,497,371	$1,873,832,757	$47,364,467	$283,541,646	$1,240,151,388

$438,830,754	$10,731,235,577	$181,630,618	$3,193,592,565	$37,087,693	$292,941,337	$1,981,565,066
—	—	—	—	2,050	108,653	473,401
(3,870,170)	(9,615,101)	(8,043,339)	(861,162,622)	(500,817)	(7,853,211)	(639,826,628)

54,516,381	3,287,940,764	7,910,092	(458,597,186)	10,775,541	(1,655,133)	(102,060,451)

$489,476,965	$14,009,561,240	$181,497,371	$1,873,832,757	$47,364,467	$283,541,646	$1,240,151,388

$52.63	$83.91	$55.85	$54.16	$47.36	$57.28	$33.56

9,300,012	166,953,658	3,250,000	34,600,000	1,000,000	4,950,000	36,950,016

$433,895,704	$10,353,617,978	$173,286,581	$2,331,551,613	$36,558,336	$284,815,161	$1,340,372,085
35,471,497	941,554,264	14,541,066	418,684,146	7,275,220	19,428,933	75,724,928

$469,367,201	$11,295,172,242	$187,827,647	$2,750,235,759	$43,833,556	$304,244,094	$1,416,097,013

$44,156,072	$876,752,559	$14,344,341	$449,213,014	$10,580,131	$23,051,117	$130,603,290

SPDR SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2016

	SPDR S&P Internet ETF	SPDR S&P Metals & Mining ETF	SPDR S&P Oil & Gas Equipment & Services ETF
ASSETS
Investments in unaffiliated issuers, at value* (Note 2)	$5,253,444	$634,236,680	$238,573,866
Investments in affiliated issuers, at value (Note 2)	199,218	137,232,028	36,130,197

Total Investments	5,452,662	771,468,708	274,704,063
Cash	—	—	—
Receivable for fund shares sold	—	12,685	—
Dividends receivable — unaffiliated issuers (Note 2)	—	388,259	134,735
Dividends receivable — affiliated issuers (Note 2)	3	525	165
Securities lending income receivable — affiliated issuers	—	106,753	18,922

TOTAL ASSETS	5,452,665	771,976,930	274,857,885

LIABILITIES
Payable upon return of securities loaned	—	105,496,779	35,848,513
Payable for investments purchased	187,240	879,862	—
Payable for fund shares repurchased	—	—	—
Advisory fee payable (Note 4)	146	172,548	68,697
Accrued Trustees’ fees and expenses (Note 5)	1	—	156

TOTAL LIABILITIES	187,387	106,549,189	35,917,366

NET ASSETS	$5,265,278	$665,427,741	$238,940,519

NET ASSETS CONSIST OF:
Paid-In Capital (Note 7)	$4,999,856	$1,933,642,887	$547,960,764
Undistributed (distribution in excess of) net investment income (loss)	—	—	—
Accumulated net realized gain (loss) on investments, foreign currency transactions, and futures contracts	—	(1,242,933,241)	(252,440,631)
Net unrealized appreciation (depreciation) on:
Investments	265,422	(25,281,905)	(56,579,614)

NET ASSETS	$5,265,278	$665,427,741	$238,940,519

NET ASSET VALUE PER SHARE
Net asset value per share	$52.65	$24.37	$18.74

Shares outstanding (unlimited amount authorized, $0.01 par value)	100,000	27,300,230	12,750,000

COST OF INVESTMENTS:
Investments in unaffiliated issuers	$4,988,022	$656,324,100	$295,153,480
Investments in affiliated issuers	199,218	140,426,513	36,130,197

Total cost of investments	$5,187,240	$796,750,613	$331,283,677

* Includes investments in securities on loan, at value	$—	$126,097,038	$54,383,944

See accompanying notes to financial statements.

SPDR S&P Oil & Gas Exploration & Production ETF	SPDR S&P Pharmaceuticals ETF	SPDR S&P Retail ETF	SPDR S&P Semiconductor ETF	SPDR S&P Software & Services ETF	SPDR S&P Technology Hardware ETF	SPDR S&P Telecom ETF

$1,937,604,572	$507,528,549	$490,006,685	$195,212,524	$45,408,828	$5,312,894	$23,313,612
146,524,293	92,523,853	52,138,003	13,575,536	9,201,233	245,842	4,357,020

2,084,128,865	600,052,402	542,144,688	208,788,060	54,610,061	5,558,736	27,670,632
233,077	—	16,770	—	—	—	—
—	—	—	1,171	—	—	—
354,675	355,050	354,690	107,735	14,294	2,287	16,698
1,711	405	328	254	38	3	33
33,449	155,912	120,888	5,263	3,577	—	5,250

2,084,751,777	600,563,769	542,637,364	208,902,483	54,627,970	5,561,026	27,692,613

141,058,762	92,017,059	51,447,479	13,155,324	9,073,151	—	4,330,835
—	—	—	—	—	237,604	—
12,550	357	4,212	—	—	—	—
540,963	150,675	156,118	55,479	13,240	146	6,695
—	2,610	2,663	—	—	1	—

141,612,275	92,170,701	51,610,472	13,210,803	9,086,391	237,751	4,337,530

$1,943,139,502	$508,393,068	$491,026,892	$195,691,680	$45,541,579	$5,323,275	$23,355,083

$3,832,601,514	$690,760,156	$876,546,599	$251,860,002	$43,481,287	$5,000,000	$29,706,217
—	275,332	—	—	—	2,143	—
(1,583,794,825)	(103,590,981)	(262,405,806)	(43,463,695)	(1,045,340)	—	(5,340,653)

(305,667,187)	(79,051,439)	(123,113,901)	(12,704,627)	3,105,632	321,132	(1,010,481)

$1,943,139,502	$508,393,068	$491,026,892	$195,691,680	$45,541,579	$5,323,275	$23,355,083

$34.79	$41.84	$41.97	$44.48	$50.60	$53.23	$58.39

55,850,000	12,150,270	11,700,226	4,400,000	900,000	100,000	400,000

$2,243,271,759	$586,579,988	$613,120,586	$207,917,151	$42,303,196	$4,991,762	$24,324,093
146,524,293	92,523,853	52,138,003	13,575,536	9,201,233	245,842	4,357,020

$2,389,796,052	$679,103,841	$665,258,589	$221,492,687	$51,504,429	$5,237,604	$28,681,113

$163,003,533	$92,109,777	$56,773,440	$16,492,702	$10,274,613	$—	$5,209,026

SPDR SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2016

	SPDR S&P Transportation ETF	SPDR S&P 1500 Value Tilt ETF	SPDR S&P 1500 Momentum Tilt ETF
ASSETS
Investments in unaffiliated issuers, at value* (Note 2)	$169,670,977	$3,923,357	$18,080,448
Investments in affiliated issuers, at value (Note 2)	22,458,736	753,985	3,389,999

Total Investments	192,129,713	4,677,342	21,470,447
Cash	—	8	—
Receivable for investments sold	—	—	—
Receivable for fund shares sold	557	—	—
Dividends receivable — unaffiliated issuers (Note 2)	44,375	4,005	22,406
Dividends receivable — affiliated issuers (Note 2)	193	34	48
Securities lending income receivable — affiliated issuers	15,326	168	689
Receivable for foreign taxes recoverable	—	16	77

TOTAL ASSETS	192,190,164	4,681,573	21,493,667

LIABILITIES
Due to custodian	—	—	154
Payable upon return of securities loaned	21,972,525	736,824	3,352,527
Payable for investments purchased	—	—	—
Advisory fee payable (Note 4)	53,970	389	1,768
Accrued Trustees’ fees and expenses (Note 5)	700	—	—
Accrued expenses and other liabilities	38	—	—

TOTAL LIABILITIES	22,027,233	737,213	3,354,449

NET ASSETS	$170,162,931	$3,944,360	$18,139,218

NET ASSETS CONSIST OF:
Paid-In Capital (Note 7)	$228,328,561	$3,999,261	$17,306,598
Undistributed (distribution in excess of) net investment income (loss)	73,973	—	103,898
Accumulated net realized gain (loss) on investments, foreign currency transactions, and futures contracts	(20,715,748)	(6,681)	(967,022)
Net unrealized appreciation (depreciation) on:
Investments	(37,523,855)	(48,220)	1,695,744

NET ASSETS	$170,162,931	$3,944,360	$18,139,218

NET ASSET VALUE PER SHARE
Net asset value per share	$43.63	$78.89	$90.70

Shares outstanding (unlimited amount authorized, $0.01 par value)	3,900,000	50,000	200,000

COST OF INVESTMENTS:
Investments in unaffiliated issuers	$207,194,832	$3,970,462	$16,384,493
Investments in affiliated issuers	22,458,736	755,100	3,390,210

Total cost of investments	$229,653,568	$4,725,562	$19,774,703

* Includes investments in securities on loan, at value	$23,959,520	$899,725	$4,059,281

See accompanying notes to financial statements.

SPDR Russell 1000 Low Volatility ETF	SPDR Russell 2000 Low Volatility ETF	SPDR MSCI USA Strategic Factors ETF	SPDR Wells Fargo Preferred Stock ETF	SPDR FactSet Innovative Technology ETF	SPDR SSGA Gender Diversity Index ETF

$67,492,740	$65,744,263	$6,141,883	$543,643,986	$5,483,585	$269,628,787
10,644,165	10,716,640	9,618	51,737,973	1	239,295

78,136,905	76,460,903	6,151,501	595,381,959	5,483,586	269,868,082
4,021	—	—	12,725,276	—	—
—	—	—	3,995,000	72,063	—
—	—	2,255	5,684	—	—
124,872	218,033	3,552	1,705,993	516	284,585
82	80	32	1,170	1	250
1,375	3,063	—	52,661	—	—
921	—	15	—	—	—

78,268,176	76,682,079	6,157,355	613,867,743	5,556,166	270,152,917

—	—	—	—	70,836	—
10,392,456	10,483,308	—	31,379,715	—	—
—	147,590	—	16,776,740	—	—
6,226	6,494	400	203,019	2,052	44,114
—	—	—	—	—	—
—	—	—	—	—	—

10,398,682	10,637,392	400	48,359,474	72,888	44,114

$67,869,494	$66,044,687	$6,156,955	$565,508,269	$5,483,278	$270,108,803

$62,831,471	$63,707,262	$6,023,000	$560,121,410	$4,999,999	$255,174,503
—	85,004	—	815,652	(2,825)	—
35,930	(506,035)	(8,943)	(16,193,370)	46,574	(8,436)

5,002,093	2,758,456	142,898	20,764,577	439,530	14,942,736

$67,869,494	$66,044,687	$6,156,955	$565,508,269	$5,483,278	$270,108,803

$79.85	$77.70	$61.57	$45.98	$54.83	$62.82

850,000	850,000	100,000	12,300,000	100,000	4,300,000

$62,490,647	$62,985,807	$5,998,325	$523,980,864	$5,044,055	$254,686,051
10,644,165	10,716,640	10,278	50,636,518	1	239,295

$73,134,812	$73,702,447	$6,008,603	$574,617,382	$5,044,056	$254,925,346

$14,655,304	$15,024,687	$—	$30,720,694	$—	$—

SPDR SERIES TRUST

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2016

	SPDR Russell 3000 ETF	SPDR Russell 1000 ETF	SPDR Russell 2000 ETF
INVESTMENT INCOME
Dividend income — unaffiliated issuers (Note 2)	$5,705,198	$1,740,645	$1,193,171
Dividend income — affiliated issuers (Note 2)	10,286	2,862	1,293
Affiliated securities lending income — net (Notes 4 and 9)	91,469	20,145	154,562
Foreign taxes withheld	(2,088)	(583)	(527)

TOTAL INVESTMENT INCOME (LOSS)	5,804,865	1,763,069	1,348,499

EXPENSES
Advisory fee (Note 4)	270,510	80,727	89,911
Trustees’ fees and expenses (Note 5)	4,227	1,450	1,336
Miscellaneous expenses	5,296	979	—

TOTAL EXPENSES	280,033	83,156	91,247

NET EXPENSES	280,033	83,156	91,247

NET INVESTMENT INCOME (LOSS)	5,524,832	1,679,913	1,257,252

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers	13,069,269	(45,213)	4,531,887
Investment transactions — affiliated issuers	9,249	—	—
Foreign currency transactions	(1)	—	(5)
Futures contracts	—	—	10,498

Net realized gain (loss)	13,078,517	(45,213)	4,542,380

Net change in unrealized appreciation/depreciation on:
Investment transactions — unaffiliated issuers	(11,445,293)	1,065,869	(9,848,361)
Investment transactions — affiliated issuers	(129,911)	(37,756)	—
Futures contracts	—	—	1,780

Net change in unrealized appreciation/depreciation	(11,575,204)	1,028,113	(9,846,581)

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,503,313	982,900	(5,304,201)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$7,028,145	$2,662,813	$(4,046,949)

(a)	For the period December 2, 2015 (inception date) through June 30, 2016.
(b)	For the period October 21, 2015 (inception date) through June 30, 2016.

See accompanying notes to financial statements.

SPDR Russell 1000 Yield Focus ETF (a)	SPDR Russell 1000 Momentum Focus ETF (a)	SPDR Russell 1000 Low Volatility Focus ETF (a)	SPDR S&P 500 Buyback ETF	SPDR S&P 500 Growth ETF	SPDR S&P 500 Value ETF	SPDR S&P 500 High Dividend ETF (b)

$7,178,061	$4,006,693	$4,959,286	$210,124	$10,649,469	$6,162,682	$381,738
1,643	1,721	1,212	1,802	3,491	16,221	120
—	—	—	—	33,114	27,352	—
(534)	(1,458)	—	—	—	(1,300)	—

7,179,170	4,006,956	4,960,498	211,926	10,686,074	6,204,955	381,858

387,938	379,864	399,430	36,967	918,162	336,824	9,918
3,051	3,035	3,083	345	9,805	3,821	222
—	—	—	—	18,561	685	—

390,989	382,899	402,513	37,312	946,528	341,330	10,140

390,989	382,899	402,513	37,312	946,528	341,330	10,140

6,788,181	3,624,057	4,557,985	174,614	9,739,546	5,863,625	371,718

10,741,246	(6,754,028)	6,462,367	(970,771)	11,194,808	305,969	34,910
—	(8,789)	—	(34,993)	—	(5,795)	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—

10,741,246	(6,762,817)	6,462,367	(1,005,764)	11,194,808	300,174	34,910

12,600,171	17,868,365	18,628,383	(193,512)	7,705,820	2,360,916	1,971,840
—	(3,002)	—	(11,234)	—	(241,910)	—
—	—	—	—	—	—	—

12,600,171	17,865,363	18,628,383	(204,746)	7,705,820	2,119,006	1,971,840

23,341,417	11,102,546	25,090,750	(1,210,510)	18,900,628	2,419,180	2,006,750

$30,129,598	$14,726,603	$29,648,735	$(1,035,896)	$28,640,174	$8,282,805	$2,378,468

SPDR SERIES TRUST

STATEMENTS OF OPERATIONS (continued)

For the Year Ended June 30, 2016

	SPDR S&P 500 Fossil Fuel Free ETF (a)	SPDR Russell Small Cap Completeness ETF	SPDR S&P 400 Mid Cap Growth ETF
INVESTMENT INCOME
Dividend income — unaffiliated issuers (Note 2)	$850,784	$1,129,169	$3,703,749
Dividend income — affiliated issuers (Note 2)	2,241	770	1,481
Affiliated securities lending income — net (Notes 4 and 9)	—	108,732	54,868
Foreign taxes withheld	(277)	(1,801)	—

TOTAL INVESTMENT INCOME (LOSS)	852,748	1,236,870	3,760,098

EXPENSES
Advisory fee (Note 4)	94,787	73,727	438,591
Trustees’ fees and expenses (Note 5)	623	1,499	4,748
Miscellaneous expenses	240	680	—

TOTAL EXPENSES	95,650	75,906	443,339

Expenses waived/reimbursed by the Adviser (Note 4)	(18,957)	—	—

NET EXPENSES	76,693	75,906	443,339

NET INVESTMENT INCOME (LOSS)	776,055	1,160,964	3,316,759

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers	(63,249)	7,778,107	4,744,704
Foreign currency transactions	—	(12)	—

Net realized gain (loss)	(63,249)	7,778,095	4,744,704

Net change in unrealized appreciation/depreciation on:
Investment transactions — unaffiliated issuers	2,350,514	(14,009,881)	(5,027,949)
Investment transactions — affiliated issuers	(23,884)	—	—
Foreign currency transactions	—	—	—

Net change in unrealized appreciation/depreciation	2,326,630	(14,009,881)	(5,027,949)

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,263,381	(6,231,786)	(283,245)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$3,039,436	$(5,070,822)	$3,033,514

(a)	For the period November 30, 2015 (inception date) through June 30, 2016.

See accompanying notes to financial statements.

SPDR S&P 400 Mid Cap Value ETF	SPDR S&P 600 Small Cap ETF	SPDR S&P 600 Small Cap Growth ETF	SPDR S&P 600 Small Cap Value ETF	SPDR Global Dow ETF	SPDR Dow Jones REIT ETF	SPDR S&P Bank ETF

$3,282,493	$6,079,358	$8,009,880	$7,094,704	$2,864,489	$108,138,953	$54,681,643
848	2,597	4,525	3,168	183	22,124	17,725
71,467	378,902	692,187	289,108	35,246	357,259	351,308
—	(1,145)	—	(2,714)	(157,651)	—	(68,537)

3,354,808	6,459,712	8,706,592	7,384,266	2,742,267	108,518,336	54,982,139

231,428	607,910	906,528	620,796	474,970	7,995,955	9,102,570
2,491	6,821	9,976	6,807	1,787	51,198	51,064
679	—	151	—	211	2,713	8,440

234,598	614,731	916,655	627,603	476,968	8,049,866	9,162,074

—	—	—	—	(116)	—	—

234,598	614,731	916,655	627,603	476,852	8,049,866	9,162,074

3,120,210	5,844,981	7,789,937	6,756,663	2,265,415	100,468,470	45,820,065

(815,055)	21,994,042	18,417,719	21,472,960	756,327	115,730,292	169,474,946
—	—	—	—	(10,185)	—	—

(815,055)	21,994,042	18,417,719	21,472,960	746,142	115,730,292	169,474,946

3,923,607	(26,410,555)	(26,898,586)	(18,905,681)	(9,567,742)	462,980,430	(638,402,125)
—	—	—	—	—	—	—
—	—	—	—	(1,841)	—	—

3,923,607	(26,410,555)	(26,898,586)	(18,905,681)	(9,569,583)	462,980,430	(638,402,125)

3,108,552	(4,416,513)	(8,480,867)	2,567,279	(8,823,441)	578,710,722	(468,927,179)

$6,228,762	$1,428,468	$(690,930)	$9,323,942	$(6,558,026)	$679,179,192	$(423,107,114)

SPDR SERIES TRUST

STATEMENTS OF OPERATIONS (continued)

For the Year Ended June 30, 2016

	SPDR S&P Capital Markets ETF	SPDR S&P Insurance ETF	SPDR S&P Regional Banking ETF
INVESTMENT INCOME
Dividend income — unaffiliated issuers (Note 2)	$2,599,228	$11,462,382	$49,421,574
Dividend income — affiliated issuers (Note 2)	64,415	2,757	17,271
Affiliated securities lending income — net (Notes 4 and 9)	136,006	42,704	745,065
Foreign taxes withheld	—	(11,559)	(89,961)

TOTAL INVESTMENT INCOME (LOSS)	2,799,649	11,496,284	50,093,949

EXPENSES
Advisory fee (Note 4)	387,768	1,809,367	7,832,663
Trustees’ fees and expenses (Note 5)	2,575	8,909	44,717
Miscellaneous expenses	300	1,272	7,516

TOTAL EXPENSES	390,643	1,819,548	7,884,896

NET EXPENSES	390,643	1,819,548	7,884,896

NET INVESTMENT INCOME (LOSS)	2,409,006	9,676,736	42,209,053

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers	(10,863,750)	21,710,681	(244,333,339)
Investment transactions — affiliated issuers	(163,593)	—	—

Net realized gain (loss)	(11,027,343)	21,710,681	(244,333,339)

Net change in unrealized appreciation/depreciation on:
Investment transactions — unaffiliated issuers	(29,386,892)	(17,155,718)	(222,548,155)
Investment transactions — affiliated issuers	(904,033)	—	—

Net change in unrealized appreciation/depreciation	(30,290,925)	(17,155,718)	(222,548,155)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(41,318,268)	4,554,963	(466,881,494)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(38,909,262)	$14,231,699	$(424,672,441)

See accompanying notes to financial statements.

SPDR Morgan Stanley Technology ETF	SPDR S&P Dividend ETF	SPDR S&P Aerospace & Defense ETF	SPDR S&P Biotech ETF	SPDR S&P Health Care Equipment ETF	SPDR S&P Health Care Services ETF	SPDR S&P Homebuilders ETF

$5,599,250	$368,025,183	$1,675,893	$2,248,870	$200,879	$1,116,880	$15,160,248
3,264	9,851,341	685	6,753	292	1,302	7,166
278,880	1,514,450	35,223	14,677,905	106,001	141,182	305,109
(34,057)	(102,108)	—	—	—	—	—

5,847,337	379,288,866	1,711,801	16,933,528	307,172	1,259,364	15,472,523

1,589,193	44,739,155	529,236	7,379,944	169,322	758,485	5,874,314
7,514	215,237	2,581	42,932	987	3,455	32,353
—	11,265	242	6,728	107	412	5,893

1,596,707	44,965,657	532,059	7,429,604	170,416	762,352	5,912,560

1,596,707	44,965,657	532,059	7,429,604	170,416	762,352	5,912,560

4,250,630	334,323,209	1,179,742	9,503,924	136,756	497,012	9,559,963

25,994,641	839,495,007	5,991,111	(532,601,135)	3,981,204	(625,130)	(88,503,871)
—	193,668	—	—	—	—	—

25,994,641	839,688,675	5,991,111	(532,601,135)	3,981,204	(625,130)	(88,503,871)

(7,102,498)	788,939,022	(6,135,405)	(480,371,832)	(1,260,733)	(20,862,192)	(105,426,456)
—	28,143,014	—	—	—	—	—

(7,102,498)	817,082,036	(6,135,405)	(480,371,832)	(1,260,733)	(20,862,192)	(105,426,456)

18,892,143	1,656,770,711	(144,294)	(1,012,972,967)	2,720,471	(21,487,322)	(193,930,327)

$23,142,773	$1,991,093,920	$1,035,448	$(1,003,469,043)	$2,857,227	$(20,990,310)	$(184,370,364)

SPDR SERIES TRUST

STATEMENTS OF OPERATIONS (continued)

For the Year Ended June 30, 2016

	SPDR S&P Internet ETF (a)	SPDR S&P Metals & Mining ETF	SPDR S&P Oil & Gas Equipment & Services ETF
INVESTMENT INCOME
Dividend income — unaffiliated issuers (Note 2)	$—	$5,101,887	$3,057,248
Dividend income — affiliated issuers (Note 2)	3	449,176	1,156
Affiliated securities lending income — net (Notes 4 and 9)	—	2,759,276	508,237
Foreign taxes withheld	—	—	(43,941)

TOTAL INVESTMENT INCOME (LOSS)	3	8,310,339	3,522,700

EXPENSES
Advisory fee (Note 4)	146	1,219,209	682,411
Trustees’ fees and expenses (Note 5)	1	4,714	3,531
Miscellaneous expenses	—	524	401

TOTAL EXPENSES	147	1,224,447	686,343

NET EXPENSES	147	1,224,447	686,343

NET INVESTMENT INCOME (LOSS)	(144)	7,085,892	2,836,357

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers	—	(84,037,520)	(74,371,512)
Investment transactions — affiliated issuers	—	1,531,561	—

Net realized gain (loss)	—	(82,505,959)	(74,371,512)

Net change in unrealized appreciation/depreciation on:
Investment transactions — unaffiliated issuers	265,422	161,072,864	3,452,497
Investment transactions — affiliated issuers	—	(1,247,208)	—

Net change in unrealized appreciation/depreciation	265,422	159,825,656	3,452,497

NET UNREALIZED GAIN (LOSS)	265,422	77,319,697	(70,919,015)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$265,278	$84,405,589	$(68,082,658)

(a)	For the period June 27, 2016 (inception date) through June 30, 2016.

See accompanying notes to financial statements.

SPDR S&P Oil & Gas Exploration & Production ETF	SPDR S&P Pharmaceuticals ETF	SPDR S&P Retail ETF	SPDR S&P Semiconductor ETF	SPDR S&P Software & Services ETF	SPDR S&P Technology Hardware ETF (a)	SPDR S&P Telecom ETF

$20,743,877	$4,879,176	$9,990,571	$1,770,017	$339,964	$2,287	$427,307
8,042	3,313	3,021	1,164	279	3	161
7,679,008	1,201,774	1,462,785	107,774	70,642	—	62,185
—	—	—	—	(196)	—	—

28,430,927	6,084,263	11,456,377	1,878,955	410,689	2,290	489,653

5,874,988	2,462,210	2,643,005	615,094	171,468	146	99,614
29,788	16,456	17,293	2,985	1,010	1	710
4,345	2,717	3,037	239	116	—	47

5,909,121	2,481,383	2,663,335	618,318	172,594	147	100,371

5,909,121	2,481,383	2,663,335	618,318	172,594	147	100,371

22,521,806	3,602,880	8,793,042	1,260,637	238,095	2,143	389,282

(437,416,051)	(39,294,533)	(129,584,817)	(1,679,758)	1,778,673	—	(4,977,727)
—	—	—	—	—	—	—

(437,416,051)	(39,294,533)	(129,584,817)	(1,679,758)	1,778,673	—	(4,977,727)

110,037,033	(238,927,254)	(17,017,571)	(6,228,912)	(2,713,329)	321,132	3,900,105
—	—	—	—	—	—	—

110,037,033	(238,927,254)	(17,017,571)	(6,228,912)	(2,713,329)	321,132	3,900,105

(327,379,018)	(278,221,787)	(146,602,388)	(7,908,670)	(934,656)	321,132	(1,077,622)

$(304,857,212)	$(274,618,907)	$(137,809,346)	$(6,648,033)	$(696,561)	$323,275	$(688,340)

SPDR SERIES TRUST

STATEMENTS OF OPERATIONS (continued)

For the Year Ended June 30, 2016

	SPDR S&P Transportation ETF	SPDR S&P 1500 Value Tilt ETF	SPDR S&P 1500 Momentum Tilt ETF
INVESTMENT INCOME
Dividend income — unaffiliated issuers (Note 2)	$2,163,437	$145,654	$297,790
Dividend income — affiliated issuers (Note 2)	1,061	178	391
Affiliated securities lending income — net (Notes 4 and 9)	215,903	2,797	6,037
Foreign taxes withheld	—	(7)	(58)

TOTAL INVESTMENT INCOME (LOSS)	2,380,401	148,622	304,160

EXPENSES
Advisory fee (Note 4)	822,905	7,150	18,823
Trustees’ fees and expenses (Note 5)	5,136	275	408
Miscellaneous expenses	588	—	—

TOTAL EXPENSES	828,629	7,425	19,231

NET EXPENSES	828,629	7,425	19,231

NET INVESTMENT INCOME (LOSS)	1,551,772	141,197	284,929

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers	(20,053,457)	1,338,278	734,687
Investment transactions — affiliated issuers	—	2,570	(1,233)

Net realized gain (loss)	(20,053,457)	1,340,848	733,454

Net change in unrealized appreciation/depreciation on:
Investment transactions — unaffiliated issuers	(12,973,576)	(2,125,329)	(277,274)
Investment transactions — affiliated issuers	—	(1,115)	(211)

Net change in unrealized appreciation/depreciation	(12,973,576)	(2,126,444)	(277,485)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(33,027,033)	(785,596)	455,969

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(31,475,261)	$(644,399)	$740,898

(a)	For the period January 13, 2016 (inception date) through June 30, 2016.
(b)	For the period March 7, 2016 (inception date) through June 30, 2016.

See accompanying notes to financial statements.

SPDR Russell 1000 Low Volatility ETF	SPDR Russell 2000 Low Volatility ETF	SPDR MSCI USA Strategic Factors ETF	SPDR Wells Fargo Preferred Stock ETF	SPDR FactSet Innovative Technology ETF (a)	SPDR SSGA Gender Diversity Index ETF (b)

$1,030,754	$1,286,625	$117,355	$22,271,552	$8,076	$1,643,798
341	370	132	673,129	18	479
12,994	26,318	—	333,016	—	—
(691)	—	(13)	—	—	—

1,043,398	1,313,313	117,474	23,277,697	8,094	1,644,277

45,289	50,913	7,622	1,727,583	10,742	166,389
692	757	238	5,638	177	953
—	—	—	630	—	—

45,981	51,670	7,860	1,733,851	10,919	167,342

45,981	51,670	7,860	1,733,851	10,919	167,342

997,417	1,261,643	109,614	21,543,846	(2,825)	1,476,935

887,076	(460,418)	33,076	460,772	46,573	202,903
—	—	(532)	57,012	—	—

887,076	(460,418)	32,544	517,784	46,573	202,903

4,218,369	1,985,193	285,267	23,766,120	439,530	14,942,736
—	—	(660)	1,171,858	—	—

4,218,369	1,985,193	284,607	24,937,978	439,530	14,942,736

5,105,445	1,524,775	317,151	25,455,762	486,103	15,145,639

$6,102,862	$2,786,418	$426,765	$46,999,608	$483,278	$16,622,574

SPDR SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	SPDR Russell 3000 ETF		SPDR Russell 1000 ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,524,832	$5,190,108	$1,679,913	$1,087,730
Net realized gain (loss)	13,078,517	168,723,181	(45,213)	308,334
Net change in unrealized appreciation/depreciation	(11,575,204)	(150,522,175)	1,028,113	2,398,868

Net increase (decrease) in net assets resulting from operations	7,028,145	23,391,114	2,662,813	3,794,932

Net equalization credits and charges (Note 2)	(135,824)	(1,399,399)	54,563	54,639

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(5,829,503)	(4,774,396)	(1,749,803)	(1,127,717)
Net realized gains	—	—	—	—

Total distributions to shareholders	(5,829,503)	(4,774,396)	(1,749,803)	(1,127,717)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	130,791,938	76,617,031	19,241,735	24,139,616
Cost of shares redeemed	(38,328,610)	(460,180,212)	—	—
Net income equalization (Note 2)	135,824	1,399,399	(54,563)	(54,639)

Net increase (decrease) in net assets from beneficial interest transactions	92,599,152	(382,163,782)	19,187,172	24,084,977

Net increase (decrease) in net assets during the period	93,661,970	(364,946,463)	20,154,745	26,806,831
Net assets at beginning of period	247,977,815	612,924,278	73,036,481	46,229,650

NET ASSETS AT END OF PERIOD	$341,639,785	$247,977,815	$93,191,226	$73,036,481

Undistributed (distribution in excess of) net investment income (loss)	$193,042	$374,360	$(2,082)	$(2,082)

SHARES OF BENEFICIAL INTEREST:
Shares sold	850,000	500,000	200,000	250,000
Shares redeemed	(250,000)	(3,050,000)	—	—

Net increase (decrease)	600,000	(2,550,000)	200,000	250,000

*	Inception date.

See accompanying notes to financial statements.

SPDR Russell 2000 ETF		SPDR Russell 1000 Yield Focus ETF	SPDR Russell 1000 Momentum Focus ETF	SPDR Russell 1000 Low Volatility Focus ETF	SPDR S&P 500 Buyback ETF
Year Ended 6/30/16	Year Ended 6/30/15	For the Period 12/2/15* - 6/30/16	For the Period 12/2/15* - 6/30/16	For the Period 12/2/15* - 6/30/16	Year Ended 6/30/16	For the Period 2/4/15* - 6/30/15

$1,257,252	$932,364	$6,788,181	$3,624,057	$4,557,985	$174,614	$55,602
4,542,380	4,349,811	10,741,246	(6,762,817)	6,462,367	(1,005,764)	29,382
(9,846,581)	(329,904)	12,600,171	17,865,363	18,628,383	(204,746)	(223,407)

(4,046,949)	4,952,271	30,129,598	14,726,603	29,648,735	(1,035,896)	(138,423)

85,116	118,657	28,729	8,436	45,658	(1,905)	14,857

(1,365,440)	(1,056,677)	(6,366,691)	(3,435,499)	(4,339,058)	(176,917)	(63,154)
(500,276)	(357,229)	—	—	—	(80,072)	—

(1,865,716)	(1,413,906)	(6,366,691)	(3,435,499)	(4,339,058)	(256,989)	(63,154)

78,638,705	58,599,266	335,428,454	337,629,630	360,552,240	—	20,286,820
(58,720,026)	(41,349,767)	—	(2,974,697)	—	(4,503,369)	(5,057,215)
(85,116)	(118,657)	(28,729)	(8,436)	(45,658)	1,905	(14,857)

19,833,563	17,130,842	335,399,725	334,646,497	360,506,582	(4,501,464)	15,214,748

14,006,014	20,787,864	359,191,361	345,946,037	385,861,917	(5,796,254)	15,028,028
73,986,274	53,198,410	—	—	—	15,028,028	—

$87,992,288	$73,986,274	$359,191,361	$345,946,037	$385,861,917	$9,231,774	$15,028,028

$(8,258)	$(8,038)	$385,217	$179,352	$213,992	$—	$—

1,150,000	850,000	5,650,000	5,700,000	6,050,000	—	400,000
(850,000)	(600,000)	—	(50,000)	—	(100,000)	(100,000)

300,000	250,000	5,650,000	5,650,000	6,050,000	(100,000)	300,000

SPDR SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR S&P 500 Growth ETF		SPDR S&P 500 Value ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$9,739,546	$7,473,292	$5,863,625	$5,320,700
Net realized gain (loss)	11,194,808	63,545,299	300,174	24,802,603
Net change in unrealized appreciation/depreciation	7,705,820	(25,640,554)	2,119,006	(20,259,320)

Net increase (decrease) in net assets resulting from operations	28,640,174	45,378,037	8,282,805	9,863,983

Net equalization credits and charges (Note 2)	144,869	219,215	50,547	122,430

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(10,139,943)	(7,577,305)	(5,927,401)	(5,450,867)
Net realized gains	—	—	—	—

Total distributions	(10,139,943)	(7,577,305)	(5,927,401)	(5,450,867)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	190,459,434	211,787,646	19,149,439	80,317,495
Cost of shares redeemed	(54,300,497)	(120,575,036)	(5,086,803)	(60,614,054)
Net income equalization (Note 2)	(144,869)	(219,215)	(50,547)	(122,430)

Net increase (decrease) in net assets from beneficial interest transactions	136,014,068	90,993,395	14,012,089	19,581,011

Net increase (decrease) in net assets during the period	154,659,168	129,013,342	16,418,040	24,116,557
Net assets at beginning of period	556,463,992	427,450,650	229,890,006	205,773,449

NET ASSETS AT END OF PERIOD	$711,123,160	$556,463,992	$246,308,046	$229,890,006

Undistributed (distribution in excess of) net investment income (loss)	$—	$—	$—	$—

SHARES OF BENEFICIAL INTEREST:
Shares sold	1,950,000	2,200,000	200,000	800,000
Shares redeemed	(550,000)	(1,250,000)	(50,000)	(600,000)

Net increase (decrease)	1,400,000	950,000	150,000	200,000

*	Inception date.

See accompanying notes to financial statements.

SPDR S&P 500 High Dividend ETF	SPDR S&P 500 Fossil Fuel Free ETF	SPDR Russell Small Cap Completeness ETF		SPDR S&P 400 Mid Cap Growth ETF
For the Period 10/21/15* - 6/30/16	For the Period 11/30/15* - 6/30/16	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15

$371,718	$776,055	$1,160,964	$1,169,499	$3,316,759	$2,118,060
34,910	(63,249)	7,778,095	3,349,185	4,744,704	5,215,992
1,971,840	2,326,630	(14,009,881)	351,360	(5,027,949)	10,382,765

2,378,468	3,039,436	(5,070,822)	4,870,044	3,033,514	17,716,817

85,439	39,449	(41,352)	35,615	103,419	49,005

(439,728)	(775,092)	(1,181,544)	(1,201,448)	(3,696,754)	(2,209,936)
—	—	(2,720,813)	(3,443,868)	(4,000,844)	(1,355,798)

(439,728)	(775,092)	(3,902,357)	(4,645,316)	(7,697,598)	(3,565,734)

34,294,692	98,063,252	13	21,760,388	151,560,938	54,438,076
(4,367,727)	—	(28,508,682)	—	(45,476,314)	—
(85,439)	(39,449)	41,352	(35,615)	(103,419)	(49,005)

29,841,526	98,023,803	(28,467,317)	21,724,773	105,981,205	54,389,071

31,865,705	100,327,596	(37,481,848)	21,985,116	101,420,540	68,589,159
—	—	100,061,968	78,076,852	243,838,864	175,249,705

$31,865,705	$100,327,596	$62,580,120	$100,061,968	$345,259,404	$243,838,864

$—	$1,437	$(26,194)	$(31,572)	$—	$—

1,100,000	2,000,000	—	250,000	1,250,000	450,000
(150,000)	—	(350,000)	—	(400,000)	—

950,000	2,000,000	(350,000)	250,000	850,000	450,000

SPDR SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR S&P 400 Mid Cap Value ETF		SPDR S&P 600 Small Cap ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,120,210	$1,768,550	$5,844,981	$4,771,446
Net realized gain (loss)	(815,055)	10,722,558	21,994,042	41,709,030
Net change in unrealized appreciation/depreciation	3,923,607	(10,198,622)	(26,410,555)	(24,798,271)

Net increase (decrease) in net assets resulting from operations	6,228,762	2,292,486	1,428,468	21,682,205

Net equalization credits and charges (Note 2)	214,770	(55,568)	102,080	(99,179)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,333,384)	(1,794,274)	(6,058,308)	(4,834,835)
Net realized gains	(3,565,591)	(2,436,576)	(8,875,886)	(8,238,663)

Total distributions to shareholders	(6,898,975)	(4,230,850)	(14,934,194)	(13,073,498)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	95,155,158	39,058,379	61,124,087	68,503,135
Cost of shares redeemed	(11,390,315)	(25,029,960)	(15,572,359)	(92,643,216)
Net income equalization (Note 2)	(214,770)	55,568	(102,080)	99,179

Net increase (decrease) in net assets from beneficial interest transactions	83,550,073	14,083,987	45,449,648	(24,040,902)

Net increase (decrease) in net assets during the period	83,094,630	12,090,055	32,046,002	(15,531,374)
Net assets at beginning of period	124,247,053	112,156,998	411,345,543	426,876,917

NET ASSETS AT END OF PERIOD	$207,341,683	$124,247,053	$443,391,545	$411,345,543

Undistributed (distribution in excess of) net investment income (loss)	$—	$—	$—	$—

SHARES OF BENEFICIAL INTEREST:
Shares sold.	1,200,000	450,000	600,000	650,000
Shares redeemed.	(150,000)	(300,000)	(150,000)	(900,000)

Net increase (decrease)	1,050,000	150,000	450,000	(250,000)

See accompanying notes to financial statements.

SPDR S&P 600 Small Cap Growth ETF		SPDR S&P 600 Small Cap Value ETF		SPDR Global Dow ETF
Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15

$7,789,937	$4,632,364	$6,756,663	$5,001,080	$2,265,415	$2,565,115
18,417,719	20,216,868	21,472,960	22,324,991	746,142	3,814,640
(26,898,586)	15,603,882	(18,905,681)	(15,924,734)	(9,569,583)	(8,365,218)

(690,930)	40,453,114	9,323,942	11,401,337	(6,558,026)	(1,985,463)

215,656	207,588	246,266	166,118	(47,817)	(21,952)

(8,471,086)	(4,770,059)	(6,995,261)	(5,347,879)	(2,263,923)	(2,423,627)
(26,591,181)	(14,531,713)	(19,555,634)	(18,873,043)	—	—

(35,062,267)	(19,301,772)	(26,550,895)	(24,220,922)	(2,263,923)	(2,423,627)

240,464,199	139,310,986	178,794,465	107,151,022	—	7,136,088
(78,605,223)	—	(52,777,405)	(10,486,034)	(12,684,256)	(10,174,568)
(215,656)	(207,588)	(246,266)	(166,118)	47,817	21,952

161,643,320	139,103,398	125,770,794	96,498,870	(12,636,439)	(3,016,528)

126,105,779	160,462,328	108,790,107	83,845,403	(21,506,205)	(7,447,570)
560,024,066	399,561,738	392,577,517	308,732,114	108,026,794	115,474,364

$686,129,845	$560,024,066	$501,367,624	$392,577,517	$86,520,589	$108,026,794

$—	$—	$—	$—	$105,152	$122,443

1,350,000	750,000	1,850,000	1,000,000	—	100,000
(450,000)	—	(550,000)	(100,000)	(200,000)	(150,000)

900,000	750,000	1,300,000	900,000	(200,000)	(50,000)

SPDR SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR Dow Jones REIT ETF		SPDR S&P Bank ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$100,468,470	$76,369,746	$45,820,065	$42,907,264
Net realized gain (loss)	115,730,292	84,381,546	169,474,946	113,609,769
Net change in unrealized appreciation/depreciation	462,980,430	(37,753,432)	(638,402,125)	101,366,722

Net increase (decrease) in net assets resulting from operations	679,179,192	122,997,860	(423,107,114)	257,883,755

Net equalization credits and charges (Note 2)	961,476	290,968	(1,185,765)	880,555

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(125,941,984)	(94,705,493)	(45,203,374)	(43,993,335)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	686,871,203	478,447,924	1,965,526,030	1,310,267,730
Cost of shares redeemed	(286,617,424)	(223,250,152)	(2,479,488,429)	(993,298,145)
Net income equalization (Note 2)	(961,476)	(290,968)	1,185,765	(880,555)

Net increase (decrease) in net assets from beneficial interest transactions	399,292,303	254,906,804	(512,776,634)	316,089,030

Net increase (decrease) in net assets during the period	953,490,987	283,490,139	(982,272,887)	530,860,005
Net assets at beginning of period	2,863,030,376	2,579,540,237	3,023,443,576	2,492,583,571

NET ASSETS AT END OF PERIOD	$3,816,521,363	$2,863,030,376	$2,041,170,689	$3,023,443,576

Undistributed (distribution in excess of) net investment income (loss)	$—	$—	$2,177,837	$561,926

SHARES OF BENEFICIAL INTEREST:
Shares sold	7,650,000	5,350,000	60,550,000	39,050,000
Shares redeemed	(3,200,000)	(2,500,000)	(77,000,000)	(30,300,000)

Net increase (decrease)	4,450,000	2,850,000	(16,450,000)	8,750,000

See accompanying notes to financial statements.

SPDR S&P Capital Markets ETF		SPDR S&P Insurance ETF		SPDR S&P Regional Banking ETF
Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15

$2,409,006	$3,539,314	$9,676,736	$5,733,384	$42,209,053	$36,285,182
(11,027,343)	(2,282,072)	21,710,681	16,442,872	(244,333,339)	40,616,146
(30,290,925)	6,640,852	(17,155,718)	(61,005)	(222,548,155)	51,478,275

(38,909,262)	7,898,094	14,231,699	22,115,251	(424,672,441)	128,379,603

222,972	(20,512)	230,778	381,282	354,237	2,089,588

(2,749,331)	(3,403,029)	(9,742,845)	(6,045,751)	(43,313,492)	(37,858,883)

52,586,822	2,377,747	677,032,936	369,080,674	6,915,682,618	5,977,277,099
(103,339,310)	(28,776,144)	(465,442,597)	(279,848,607)	(7,588,199,300)	(5,888,950,776)
(222,972)	20,512	(230,778)	(381,282)	(354,237)	(2,089,588)

(50,975,460)	(26,377,885)	211,359,561	88,850,785	(672,870,919)	86,236,735

(92,411,081)	(21,903,332)	216,079,193	105,301,567	(1,140,502,615)	178,847,043
177,409,009	199,312,341	377,923,825	272,622,258	2,755,535,522	2,576,688,479

$84,997,928	$177,409,009	$594,003,018	$377,923,825	$1,615,032,907	$2,755,535,522

$—	$35,804	$—	$—	$—	$—

1,350,000	50,000	9,600,000	5,650,000	172,900,000	147,900,000
(2,500,000)	(600,000)	(6,800,000)	(4,350,000)	(193,300,000)	(149,400,000)

(1,150,000)	(550,000)	2,800,000	1,300,000	(20,400,000)	(1,500,000)

SPDR SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR Morgan Stanley Technology ETF		SPDR S&P Dividend ETF
	Year Ended 6/30/16	Year Ended 6/30/15 (a)	Year Ended 6/30/16	Year Ended 6/30/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,250,630	$2,758,908	$334,323,209	$325,051,238
Net realized gain (loss)	25,994,641	6,336,329	839,688,675	884,921,911
Net change in unrealized appreciation/depreciation	(7,102,498)	5,049,610	817,082,036	(606,271,687)

Net increase (decrease) in net assets resulting from operations	23,142,773	14,144,847	1,991,093,920	603,701,462

Net equalization credits and charges (Note 2)	8,261	172,719	1,489,698	272,725

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(4,299,227)	(2,877,550)	(337,678,886)	(321,863,786)
Net realized gains	—	—	(448,199,837)	(343,149,575)

Total distributions to shareholders	(4,299,227)	(2,877,550)	(785,878,723)	(665,013,361)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	71,074,568	181,201,265	1,954,488,107	1,438,317,584
Cost of shares redeemed	(13,060,754)	(4,656,855)	(2,075,657,825)	(1,258,258,145)
Net income equalization (Note 2)	(8,261)	(172,719)	(1,489,698)	(272,725)

Net increase (decrease) in net assets from beneficial interest transactions	58,005,553	176,371,691	(122,659,416)	179,786,714

Voluntary contribution from Adviser (Note 4)	512,060	—	—	—

Net increase (decrease) in net assets during the period	77,369,420	187,811,707	1,084,045,479	118,747,540
Net assets at beginning of period	412,107,545	224,295,838	12,925,515,761	12,806,768,221

NET ASSETS AT END OF PERIOD	$489,476,965	$412,107,545	$14,009,561,240	$12,925,515,761

Undistributed (distribution in excess of) net investment income (loss)	$—	$—	$—	$3,187,452

SHARES OF BENEFICIAL INTEREST:
Shares sold	1,350,000	3,600,000	25,050,000	18,350,000
Shares redeemed	(250,000)	(100,000)	(27,650,000)	(16,050,000)

Net increase (decrease)	1,100,000	3,500,000	(2,600,000)	2,300,000

(a)	On September 8, 2015, the SPDR Morgan Stanley Technology ETF underwent a 2-for-1 share split. The capital share activity presented here have been retroactively adjusted to reflect this split. See Note 12.
(b)	On September 8, 2015, the SPDR S&P Aerospace & Defense ETF underwent a 2-for-1 share split. The capital share activity presented here have been retroactively adjusted to reflect this split. See Note 12.
(c)	On September 8, 2015, the SPDR S&P Biotech ETF underwent a 3-for-1 share split. The capital share activity presented here have been retroactively adjusted to reflect this split. See Note 12.
(d)	On September 8, 2015, the SPDR S&P Health Care Equipment ETF underwent a 2-for-1 share split. The capital share activity presented here have been retroactively adjusted to reflect this split. See Note 12.

See accompanying notes to financial statements.

SPDR S&P Aerospace & Defense ETF		SPDR S&P Biotech ETF		SPDR S&P Health Care Equipment ETF
Year Ended 6/30/16	Year Ended 6/30/15 (b)	Year Ended 6/30/16	Year Ended 6/30/15 (c)	Year Ended 6/30/16	Year Ended 6/30/15 (d)

$1,179,742	$873,441	$9,503,924	$13,324,904	$136,756	$122,926
5,991,111	4,862,562	(532,601,135)	772,440,244	3,981,204	1,873,232
(6,135,405)	4,251,834	(480,371,832)	85,513,292	(1,260,733)	5,692,514

1,035,448	9,987,837	(1,003,469,043)	871,278,440	2,857,227	7,688,672

1,388	113,940	(256,280)	171,396	889	3,895

(1,208,373)	(928,136)	(9,602,797)	(14,569,189)	(143,788)	(125,781)
(2,266,620)	—	—	—	(3,538,969)	(591,489)

(3,474,993)	(928,136)	(9,602,797)	(14,569,189)	(3,682,757)	(717,270)

96,204,024	105,865,988	9,862,806,087	6,535,591,548	11,295,091	8,533,362
(72,194,674)	(4,805,688)	(9,726,381,392)	(5,750,477,701)	(10,131,700)	—
(1,388)	(113,940)	256,280	(171,396)	(889)	(3,895)

24,007,962	100,946,360	136,680,975	784,942,451	1,162,502	8,529,467

—	—	—	—	—	—

21,569,805	110,120,001	(876,647,145)	1,641,823,098	337,861	15,504,764
159,927,566	49,807,565	2,750,479,902	1,108,656,804	47,026,606	31,521,842

$181,497,371	$159,927,566	$1,873,832,757	$2,750,479,902	$47,364,467	$47,026,606

$—	$—	$—	$—	$2,050	$6,177

1,800,000	1,900,000	160,350,000	95,700,000	250,000	200,000
(1,350,000)	(100,000)	(158,450,000)	(84,600,000)	(250,000)	—

450,000	1,800,000	1,900,000	11,100,000	—	200,000

SPDR SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR S&P Health Care Services ETF		SPDR S&P Homebuilders ETF
	Year Ended 6/30/16 (a)	Year Ended 6/30/15 (a)	Year Ended 6/30/16	Year Ended 6/30/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$497,012	$269,670	$9,559,963	$8,968,039
Net realized gain (loss)	(625,130)	33,609,488	(88,503,871)	141,607,312
Net change in unrealized appreciation/ depreciation	(20,862,192)	2,883,023	(105,426,456)	13,614,549

Net increase (decrease) in net assets resulting from operations	(20,990,310)	36,762,181	(184,370,364)	164,189,900

Net equalization credits and charges (Note 2)	(6,462)	(42,638)	(67,491)	(396,712)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(450,122)	(227,504)	(9,451,690)	(8,602,911)
Net realized gains	(1,474,070)	(1,059,850)	—	—

Total distributions to shareholders	(1,924,192)	(1,287,354)	(9,451,690)	(8,602,911)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	180,588,036	186,107,607	2,825,613,988	4,050,460,657
Cost of shares redeemed	(70,760,745)	(104,965,009)	(3,148,660,928)	(4,346,756,803)
Net income equalization (Note 2)	6,462	42,638	67,491	396,712

Net increase (decrease) in net assets from beneficial interest transactions	109,833,753	81,185,236	(322,979,449)	(295,899,434)

Net increase (decrease) in net assets during the period	86,912,789	116,617,425	(516,868,994)	(140,709,157)
Net assets at beginning of period	196,628,857	80,011,432	1,757,020,382	1,897,729,539

NET ASSETS AT END OF PERIOD	$283,541,646	$196,628,857	$1,240,151,388	$1,757,020,382

Undistributed (distribution in excess of) net investment income (loss)	$108,653	$61,762	$473,401	$365,128

SHARES OF BENEFICIAL INTEREST:
Shares sold	3,200,000	3,200,000	81,500,000	121,300,000
Shares redeemed	(1,250,000)	(1,800,000)	(92,550,000)	(131,250,000)

Net increase (decrease)	1,950,000	1,400,000	(11,050,000)	(9,950,000)

(a)	On September 8, 2015, the SPDR S&P Health Care Services ETF underwent a 2-for-1 share split. The capital share activity presented here have been retroactively adjusted to reflect this split. See Note 12.
*	Inception date.

See accompanying notes to financial statements.

SPDR S&P Internet ETF	SPDR S&P Metals & Mining ETF		SPDR S&P Oil & Gas Equipment & Services ETF
For the Period 6/27/16* - 6/30/16	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15

$(144)	$7,085,892	$6,613,167	$2,836,357	$3,867,095
—	(82,505,959)	(238,898,306)	(74,371,512)	(57,592,202)
265,422	159,825,656	11,201,658	3,452,497	(101,974,353)

265,278	84,405,589	(221,083,481)	(68,082,658)	(155,699,460)

—	1,633,453	(160,389)	67,727	(7,993)

—	(8,480,326)	(7,206,294)	(2,988,892)	(3,799,171)
—	—	—	—	—

—	(8,480,326)	(7,206,294)	(2,988,892)	(3,799,171)

5,000,000	2,827,085,418	1,085,697,506	196,518,766	231,204,998
—	(2,504,085,459)	(1,085,396,109)	(132,692,986)	(175,407,141)
—	(1,633,453)	160,389	(67,727)	7,993

5,000,000	321,366,506	461,786	63,758,053	55,805,850

5,265,278	398,925,222	(227,988,378)	(7,245,770)	(103,700,774)
—	266,502,519	494,490,897	246,186,289	349,887,063

$5,265,278	$665,427,741	$266,502,519	$238,940,519	$246,186,289

$—	$—	$326,905	$—	$—

100,000	139,250,000	32,950,000	10,500,000	7,750,000
—	(122,900,000)	(33,700,000)	(7,200,000)	(5,400,000)

100,000	16,350,000	(750,000)	3,300,000	2,350,000

SPDR SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR S&P Oil & Gas Exploration & Production ETF		SPDR S&P Pharmaceuticals ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16 (a)	Year Ended 6/30/15 (a)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$22,521,806	$17,614,506	$3,602,880	$7,663,269
Net realized gain (loss)	(437,416,051)	(228,458,483)	(39,294,533)	248,430,109
Net change in unrealized appreciation/depreciation	110,037,033	(407,029,629)	(238,927,254)	(9,511,620)

Net increase (decrease) in net assets resulting from operations	(304,857,212)	(617,873,606)	(274,618,907)	246,581,758

Net equalization credits and charges (Note 2)	770,260	921,277	(24,080)	29,330

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(23,739,194)	(18,341,115)	(3,327,538)	(7,766,545)
Net realized gains	—	—	(43,524,180)	(51,230,827)

Total distributions to shareholders	(23,739,194)	(18,341,115)	(46,851,718)	(58,997,372)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	11,451,716,777	12,515,702,084	498,858,302	453,016,948
Cost of shares redeemed	(10,600,594,203)	(11,915,282,311)	(803,536,258)	(461,038,093)
Net income equalization (Note 2)	(770,260)	(921,277)	24,080	(29,330)

Net increase (decrease) in net assets from beneficial interest transactions	850,352,314	599,498,496	(304,653,876)	(8,050,475)

Voluntary contribution from Adviser (Note 4)	—	—	—	843,438

Net increase (decrease) in net assets during the period	522,526,168	(35,794,948)	(626,148,581)	180,406,679
Net assets at beginning of period	1,420,613,334	1,456,408,282	1,134,541,649	954,134,970

NET ASSETS AT END OF PERIOD	$1,943,139,502	$1,420,613,334	$508,393,068	$1,134,541,649

Undistributed (distribution in excess of) net investment income (loss)	$—	$—	$275,332	$—

SHARES OF BENEFICIAL INTEREST:
Shares sold	348,300,000	221,600,000	11,150,000	8,000,000
Shares redeemed	(322,850,000)	(208,900,000)	(17,200,000)	(8,200,000)

Net increase (decrease)	25,450,000	12,700,000	(6,050,000)	(200,000)

(a)	On September 8, 2015, the SPDR S&P Pharmaceuticals ETF underwent a 2-for-1 share split. The capital share activity presented here have been retroactively adjusted to reflect this split. See Note 12.
(b)	On September 8, 2015, the SPDR S&P Retail ETF underwent a 2-for-1 share split. The capital share activity presented here have been retroactively adjusted to reflect this split. See Note 12.
(c)	On September 8, 2015, the SPDR S&P Software & Services ETF underwent a 2-for-1 share split. The capital share activity presented here have been retroactively adjusted to reflect this split. See Note 12.
(d)	On September 8, 2015, the SPDR S&P Semiconductor ETF underwent a 2-for-1 share split. The capital stock activity presented here have been retroactively adjusted to reflect this split. See Note 12.

See accompanying notes to financial statements.

SPDR S&P Retail ETF		SPDR S&P Semiconductor ETF		SPDR S&P Software & Services ETF
Year Ended 6/30/16 (b)	Year Ended 6/30/15 (b)	Year Ended 6/30/16 (d)	Year Ended 6/30/15 (d)	Year Ended 6/30/16 (c)	Year Ended 6/30/15 (c)

$8,793,042	$12,006,261	$1,260,637	$952,671	$238,095	$116,786
(129,584,817)	177,867,284	(1,679,758)	31,686,081	1,778,673	1,661,113
(17,017,571)	(25,110,250)	(6,228,912)	(10,560,136)	(2,713,329)	2,490,361

(137,809,346)	164,763,295	(6,648,033)	22,078,616	(696,561)	4,268,260

95,167	1,104,813	61,366	44,746	(1,031)	(3,489)

(8,889,779)	(13,037,973)	(1,263,058)	(1,002,214)	(231,075)	(114,253)
—	—	—	—	(92,191)	(36,095)

(8,889,779)	(13,037,973)	(1,263,058)	(1,002,214)	(323,266)	(150,348)

7,855,105,487	10,563,947,885	239,912,003	456,851,603	5,160,077	20,456,742
(8,391,312,302)	(10,170,670,880)	(255,913,154)	(423,672,217)	(9,766,909)	(4,436,586)
(95,167)	(1,104,813)	(61,366)	(44,746)	1,031	3,489

(536,301,982)	392,172,192	(16,062,517)	33,134,640	(4,605,801)	16,023,645

—	—	—	—	—	—

(682,905,940)	545,002,327	(23,912,242)	54,255,788	(5,626,659)	20,138,068
1,173,932,832	628,930,505	219,603,922	165,348,134	51,168,238	31,030,170

$491,026,892	$1,173,932,832	$195,691,680	$219,603,922	$45,541,579	$51,168,238

$—	$—	$—	$—	$—	$—

176,600,000	225,700,000	5,600,000	11,700,000	100,000	400,000
(188,700,000)	(216,400,000)	(6,300,000)	(11,000,000)	(200,000)	(100,000)

(12,100,000)	9,300,000	(700,000)	700,000	(100,000)	300,000

SPDR SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR S&P Technology Hardware ETF	SPDR S&P Telecom ETF
	For the Period 6/27/16* - 6/30/16	Year Ended 6/30/16	Year Ended 6/30/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,143	$389,282	$658,734
Net realized gain (loss)	—	(4,977,727)	4,119,007
Net change in unrealized appreciation/depreciation.	321,132	3,900,105	(6,392,412)

Net increase (decrease) in net assets resulting from operations	323,275	(688,340)	(1,614,671)

Net equalization credits and charges (Note 2)	—	(50,898)	23,860

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(350,399)	(660,370)
Net realized gains	—	—	—

Total distributions to shareholders	—	(350,399)	(660,370)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	5,000,000	11,169,208	100,658,643
Cost of shares redeemed	—	(58,618,547)	(52,143,961)
Net income equalization (Note 2)	—	50,898	(23,860)

Net increase (decrease) in net assets from beneficial interest transactions	5,000,000	(47,398,441)	48,490,822

Net increase (decrease) in net assets during the period	5,323,275	(48,488,078)	46,239,641
Net assets at beginning of period	—	71,843,161	25,603,520

NET ASSETS AT END OF PERIOD	$5,323,275	$23,355,083	$71,843,161

Undistributed (distribution in excess of) net investment income (loss)	$2,143	$—	$—

SHARES OF BENEFICIAL INTEREST:
Shares sold	100,000	200,000	1,700,000
Shares redeemed	—	(1,050,000)	(900,000)

Net increase (decrease)	100,000	(850,000)	800,000

*	Inception date.
(a)	On September 8, 2015, the SPDR S&P Transportation ETF underwent a 2-for-1 share split. The capital share activity presented here have been retroactively adjusted to reflect this split. See Note 12.

See accompanying notes to financial statements.

SPDR S&P Transportation ETF		SPDR S&P 1500 Value Tilt ETF		SPDR S&P 1500 Momentum Tilt ETF
Year Ended 6/30/16 (a)	Year Ended 6/30/15 (a)	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15

$1,551,772	$2,006,488	$141,197	$205,968	$284,929	$263,864
(20,053,457)	57,010,216	1,340,848	178,723	733,454	(549,379)
(12,973,576)	(53,803,224)	(2,126,444)	(48,175)	(277,485)	1,438,886

(31,475,261)	5,213,480	(644,399)	336,516	740,898	1,153,371

(50,287)	(18,675)	(3,679)	12,321	(6,430)	(5,375)

(1,477,795)	(2,016,825)	(143,213)	(214,155)	(280,813)	(253,141)
(1,036,480)	(154,293)	(155,007)	(306,778)	—	(55,344)

(2,514,275)	(2,171,118)	(298,220)	(520,933)	(280,813)	(308,485)

81,619,618	401,672,627	—	4,277,186	8,344,674	4,257,419
(245,862,556)	(261,184,926)	(7,616,947)	—	(8,276,337)	—
50,287	18,675	3,679	(12,321)	6,430	5,735

(164,192,651)	140,506,376	(7,613,268)	4,264,865	74,767	4,263,154

(198,232,474)	143,530,063	(8,559,566)	4,092,769	528,422	5,102,305
368,395,405	224,865,342	12,503,926	8,411,157	17,610,796	12,508,491

$170,162,931	$368,395,405	$3,944,360	$12,503,926	$18,139,218	$17,610,796

$73,973	$—	$—	$—	$103,898	$8,952

1,800,000	7,900,000	—	50,000	100,000	50,000
(5,500,000)	(5,100,000)	(100,000)	—	(100,000)	—

(3,700,000)	2,800,000	(100,000)	50,000	—	50,000

SPDR SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR Russell 1000 Low Volatility ETF		SPDR Russell 2000 Low Volatility ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$997,417	$443,533	$1,261,643	$581,601
Net realized gain (loss)	887,076	424,087	(460,418)	700,860
Net change in unrealized appreciation/depreciation	4,218,369	(450,027)	1,985,193	35,270

Net increase (decrease) in net assets resulting from operations	6,102,862	417,593	2,786,418	1,317,731

Net equalization credits and charges (Note 2)	133,968	26,149	127,801	(53,759)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,112,273)	(444,166)	(1,311,049)	(480,671)
Net realized gains	(159,339)	(734,842)	(51,892)	(77,435)

Total distributions	(1,271,612)	(1,179,008)	(1,362,941)	(558,106)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	37,971,952	18,780,038	29,971,841	22,997,834
Cost of shares redeemed	(3,896,097)	—	—	(3,878,234)
Net income equalization (Note 2)	(133,968)	(26,149)	(127,801)	53,759

Net increase (decrease) in net assets from beneficial interest transactions	33,941,887	18,753,889	29,844,040	19,173,359

Net increase (decrease) in net assets during the period	38,907,105	18,018,623	31,395,318	19,879,225
Net assets at beginning of period	28,962,389	10,943,766	34,649,369	14,770,144

NET ASSETS AT END OF PERIOD	$67,869,494	$28,962,389	$66,044,687	$34,649,369

Undistributed (distribution in excess of) net investment income (loss)	$—	$—	$85,004	$109,522

SHARES OF BENEFICIAL INTEREST:
Shares sold	500,000	250,000	400,000	300,000
Shares redeemed	(50,000)	—	—	(50,000)

Net increase (decrease)	450,000	250,000	400,000	250,000

*	Inception date.
*	Commencement of operations.

See accompanying notes to financial statements.

SPDR MSCI USA Strategic Factors ETF		SPDR Wells Fargo Preferred Stock ETF		SPDR FactSet Innovative Technology ETF	SPDR SSGA Gender Diversity Index ETF
Year Ended 6/30/16	For the Period 4/15/15* - 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15	For the Period 1/13/16* - 6/30/16	For the Period 3/7/16* - 6/30/16

$109,614	$26,328	$21,543,846	$15,208,557	$(2,825)	$1,476,935
32,544	(3,460)	517,784	(2,113,512)	46,573	202,903
284,607	(141,709)	24,937,978	(19,989)	439,530	14,942,736

426,765	(118,841)	46,999,608	13,075,056	483,278	16,622,574

607	—	997,816	59,710	—	177,006

(112,081)	(23,516)	(22,024,573)	(15,486,286)	—	(1,506,750)
(622)	—	—	—	—	—

(112,703)	(23,516)	(22,024,573)	(15,486,286)	—	(1,506,750)

2,986,792	6,000,000	283,774,755	48,743,948	5,000,000	258,152,784
(3,001,542)	—	(35,672,770)	(13,120,149)	—	(3,159,805)
(607)	—	(997,816)	(59,710)	—	(177,006)

(15,357)	6,000,000	247,104,169	35,564,089	5,000,000	254,815,973

299,312	5,857,643	273,077,020	33,212,569	5,483,278	270,108,803
5,857,643	—	292,431,249	259,218,680	—	—

$6,156,955	$5,857,643	$565,508,269	$292,431,249	$5,483,278	$270,108,803

$—	$2,812	$815,652	$965,763	$(2,825)	$—

50,000	100,000	6,350,000	1,100,000	100,000	4,350,000
(50,000)	—	(800,000)	(300,000)	—	(50,000)

—	100,000	5,550,000	800,000	100,000	4,300,000

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period

	SPDR Russell 3000 ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14		Year Ended 6/30/13		Year Ended 6/30/12
Net asset value, beginning of period	$154.98	$147.69	$120.30		$101.45		$99.24

Income (loss) from investment operations:
Net investment income (loss) (a)	3.08	2.71	2.53		2.25		1.90
Net realized and unrealized gain (loss) (b)	0.44	8.56	27.38		18.83		1.89

Total from investment operations	3.52	11.27	29.91		21.08		3.79

Net equalization credits and charges (a)	(0.08)	(0.73)	(0.00	)(c)	(0.00	)(c)	0.21

Distributions to shareholders from:
Net investment income	(3.13)	(3.25)	(2.52)		(2.23)		(1.79)

Net asset value, end of period	$155.29	$154.98	$147.69		$120.30		$101.45

Total return (d)	2.34%	7.17%	25.02%		20.91%		4.16%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$341,640	$247,978	$612,924		$499,249		$426,109
Ratios to average net assets:
Total expenses	0.10%	0.11%	0.10%		0.20%		0.20%
Net investment income (loss)	2.04%	1.79%	1.87%		2.03%		1.97%
Portfolio turnover rate (e)	4%	3%	19%		1%		3%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Russell 1000 ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14		Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$97.38	$92.46	$75.29		$63.75	$62.09

Income (loss) from investment operations:
Net investment income (loss) (a)	1.98	1.82	1.63		1.46	1.21
Net realized and unrealized gain (loss) (b)	0.68	4.82	17.17		11.56	1.62

Total from investment operations	2.66	6.64	18.80		13.02	2.83

Net equalization credits and charges (a)	0.06	0.09	(0.00	)(c)	(0.01)	0.00 (c)

Distributions to shareholders from:
Net investment income	(2.00)	(1.81)	(1.63)		(1.47)	(1.17)

Net asset value, end of period	$98.10	$97.38	$92.46		$75.29	$63.75

Total return (d)	2.90%	7.31%	25.14%		20.56%	4.69%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$93,191	$73,036	$46,230		$37,646	$41,437
Ratios to average net assets:
Total expenses	0.10%	0.11%	0.11%		0.20%	0.20%
Net investment income (loss)	2.08%	1.89%	1.92%		2.11%	1.99%
Portfolio turnover rate (e)	5%	3%	8%		6%	4%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Russell 2000 ETF
	Year Ended 6/30/16	Year Ended 6/30/15	For the Period 7/8/13* - 6/30/14
Net asset value, beginning of period	$73.99	$70.93	$60.00

Income (loss) from investment operations:
Net investment income (loss) (a)	1.12	1.02	0.95
Net realized and unrealized gain (loss) (b)	(6.01)	3.36	10.77

Total from investment operations	(4.89)	4.38	11.72

Net equalization credits and charges (a)	0.08	0.13	0.06

Distributions to shareholders from:
Net investment income	(1.13)	(1.15)	(0.83)
Net realized gains	(0.36)	(0.30)	(0.02)

Total distributions	(1.49)	(1.45)	(0.85)

Net asset value, end of period	$67.69	$73.99	$70.93

Total return (c)	(6.45)%	6.43%	19.69%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$87,992	$73,986	$53,198
Ratios to average net assets:
Total expenses	0.12%	0.12%	0.12	%(d)
Net investment income (loss)	1.68%	1.44%	1.42	%(d)
Portfolio turnover rate (e)	18%	17%	19%

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(d)	Annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Russell 1000 Yield Focus ETF
	For the Period 12/3/15* - 6/30/16
Net asset value, beginning of period	$60.00

Income (loss) from investment operations:
Net investment income (loss) (a)	1.21
Net realized and unrealized gain (loss) (b)	3.48

Total from investment operations	4.69

Net equalization credits and charges (a)	0.01

Distributions to shareholders from:
Net investment income	(1.13)

Net asset value, end of period	$63.57

Total return (c)	7.93%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$359,191
Ratios to average net assets:
Total expenses	0.20	%(d)
Net investment income (loss)	3.50	%(d)
Portfolio turnover rate (e)	44%

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(d)	Annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Russell 1000 Momentum Focus ETF
	For the Period 12/3/15* - 6/30/16
Net asset value, beginning of period	$60.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.65
Net realized and unrealized gain (loss) (b)	1.19

Total from investment operations	1.84

Net equalization credits and charges (a)	0.00	(c)

Distributions to shareholders from:
Net investment income	(0.61)

Net asset value, end of period	$61.23

Total return (d)	3.10%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$345,946
Ratios to average net assets:
Total expenses	0.20	%(e)
Net investment income (loss)	1.91	%(e)
Portfolio turnover rate (f)	55%

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(e)	Annualized.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Russell 1000 Low Volatility Focus ETF
	For the Period 12/3/15* - 6/30/16
Net asset value, beginning of period	$60.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.79
Net realized and unrealized gain (loss) (b)	3.73

Total from investment operations	4.52

Net equalization credits and charges (a)	0.01

Distributions to shareholders from:
Net investment income	(0.75)

Net asset value, end of period	$63.78

Total return (c)	7.60%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$385,862
Ratios to average net assets:
Total expenses	0.20	%(d)
Net investment income (loss)	2.28	%(d)
Portfolio turnover rate (e)	68%

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(d)	Annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P 500 Buyback ETF
	Year Ended 6/30/16	For the Period 2/4/15* - 6/30/15
Net asset value, beginning of period	$50.09	$50.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.78	0.26
Net realized and unrealized gain (loss) (b)	(3.50)	—

Total from investment operations	(2.72)	0.26

Net equalization credits and charges (a)	(0.01)	0.07

Distributions to shareholders from:
Net investment income	(0.80)	(0.24)
Net realized gains	(0.40)	—

Total distributions	(1.20)	(0.24)

Net asset value, end of period	$46.16	$50.09

Total return (c)	(5.43)%	0.67%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$9,232	$15,028
Ratios to average net assets:
Total expenses	0.35%	0.35	%(d)
Net investment income (loss)	1.65%	1.28	%(d)
Portfolio turnover rate (e)	98%	18%

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(d)	Annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P 500 Growth ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$98.49	$90.95	$72.83	$63.63	$60.18

Income (loss) from investment operations:
Net investment income (loss) (a)	1.57	1.45	1.28	1.25	1.01
Net realized and unrealized gain (loss) (b)	2.40	7.48	18.08	9.19	3.45

Total from investment operations	3.97	8.93	19.36	10.44	4.46

Net equalization credits and charges (a)	0.02	0.04	0.05	(0.01)	0.01

Distributions to shareholders from:
Net investment income	(1.61)	(1.43)	(1.29)	(1.23)	(1.02)

Net asset value, end of period	$100.87	$98.49	$90.95	$72.83	$63.63

Total return (c)	4.12%	9.90%	26.78%	16.49%	7.54%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$711,123	$556,464	$427,451	$247,627	$219,541
Ratios to average net assets:
Total expenses	0.15%	0.18%	0.20%	0.20%	0.20%
Net investment income (loss)	1.59%	1.51%	1.54%	1.83%	1.69%
Portfolio turnover rate (d)	23%	22%	23%	26%	21%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P 500 Value ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$99.92	$97.95	$82.26	$67.63	$67.32

Income (loss) from investment operations:
Net investment income (loss) (a)	2.52	2.32	2.04	1.85	1.52
Net realized and unrealized gain (loss) (b)	0.56	1.93	15.67	14.66	0.32

Total from investment operations	3.08	4.25	17.71	16.51	1.84

Net equalization credits and charges (a)	0.02	0.05	(0.02)	0.03	(0.06)

Distributions to shareholders from:
Net investment income	(2.52)	(2.33)	(2.00)	(1.91)	(1.47)

Net asset value, end of period	$100.50	$99.92	$97.95	$82.26	$67.63

Total return (c)	3.29%	4.40%	21.67%	24.70%	2.81%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$246,308	$229,890	$205,773	$156,368	$98,120
Ratios to average net assets:
Total expenses	0.15%	0.18%	0.20%	0.20%	0.20%
Net investment income (loss)	2.61%	2.31%	2.26%	2.45%	2.37%
Portfolio turnover rate (d)	24%	24%	23%	30%	25%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P 500 High Dividend ETF
	For the Period 10/22/15* - 6/30/16
Net asset value, beginning of period	$30.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.98
Net realized and unrealized gain (loss) (b)	3.26

Total from investment operations	4.24

Net equalization credits and charges (a)	0.23

Distributions to shareholders from:
Net investment income	(0.93)

Net asset value, end of period	$33.54

Total return (c)	15.20%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$31,866
Ratios to average net assets:
Total expenses	0.12	%(d)
Net investment income (loss)	4.50	%(d)
Portfolio turnover rate (e)	23%

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(d)	Annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P 500 Fossil Fuel Free ETF
	For the Period 12/1/15* - 6/30/16
Net asset value, beginning of period	$50.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.58
Net realized and unrealized gain (loss) (b)	0.11

Total from investment operations	0.69

Net equalization credits and charges (a)	0.03

Distributions to shareholders from:
Net investment income	(0.56)

Net asset value, end of period	$50.16

Total return (c)	1.48%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$100,328
Ratios to average net assets:
Total expenses	0.25	%(d)
Net expenses	0.20	%(d)
Net investment income (loss)	2.05	%(d)
Portfolio turnover rate (e)	6%

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(d)	Annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Russell Small Cap Completeness ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$87.01	$86.75	$76.01	$61.65	$64.26

Income (loss) from investment operations:
Net investment income (loss) (a)	1.24	1.17	1.14	1.18	0.80
Net realized and unrealized gain (loss) (b)	(5.82)	3.85	18.59	14.85	(2.60)

Total from investment operations	(4.58)	5.02	19.73	16.03	(1.80)

Net equalization credits and charges (a)	(0.04)	0.04	(0.05)	0.00 (c)	0.00 (c)

Distributions to shareholders from:
Net investment income	(1.30)	(1.17)	(1.13)	(1.19)	(0.81)
Net realized gains	(2.86)	(3.63)	(7.81)	(0.48)	—

Total distributions	(4.16)	(4.80)	(8.94)	(1.67)	(0.81)

Net asset value, end of period	$78.23	$87.01	$86.75	$76.01	$61.65

Total return (d)	(5.20)%	6.03%	26.70%	26.19%	(2.73)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$62,580	$100,062	$78,077	$95,008	$70,893
Ratios to average net assets:
Total expenses	0.10%	0.10%	0.11%	0.25%	0.25%
Net investment income (loss)	1.57%	1.36%	1.37%	1.71%	1.34%
Portfolio turnover rate (e)	16%	17%	75%	29%	20%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P 400 Mid Cap Growth ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$125.05	$116.83	$95.79	$78.68	$82.38

Income (loss) from investment operations:
Net investment income (loss) (a)	1.35	1.26	0.89	0.94	0.50
Net realized and unrealized gain (loss) (b)	(0.19)	9.05	21.02	17.14	(3.62)

Total from investment operations	1.16	10.31	21.91	18.08	(3.12)

Net equalization credits and charges (a)	0.04	0.03	0.02	0.04	(0.01)

Distributions to shareholders from:
Net investment income	(1.46)	(1.27)	(0.89)	(1.01)	(0.57)
Net realized gains	(1.48)	(0.85)	—	—	—

Total distributions	(2.94)	(2.12)	(0.89)	(1.01)	(0.57)

Net asset value, end of period	$123.31	$125.05	$116.83	$95.79	$78.68

Total return (c)	1.07%	8.92%	22.94%	22.96%	(3.66)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$345,259	$243,839	$175,250	$91,003	$62,947
Ratios to average net assets:
Total expenses	0.15%	0.21%	0.25%	0.25%	0.25%
Net investment income (loss)	1.13%	1.04%	0.82%	1.07%	0.65%
Portfolio turnover rate (d)	55%	53%	43%	43%	33%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P 400 Mid Cap Value ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$85.69	$86.27	$68.97	$55.54	$57.18

Income (loss) from investment operations:
Net investment income (loss) (a)	1.60	1.39	1.31	1.23	0.97
Net realized and unrealized gain (loss) (b)	(1.02)	1.48	17.19	13.39	(1.60)

Total from investment operations	0.58	2.87	18.50	14.62	(0.63)

Net equalization credits and charges (a)	0.11	(0.04)	0.04	0.07	(0.03)

Distributions to shareholders from:
Net investment income	(1.61)	(1.38)	(1.23)	(1.26)	(0.98)
Net realized gains	(1.83)	(2.03)	(0.01)	—	—

Total distributions	(3.44)	(3.41)	(1.24)	(1.26)	(0.98)

Net asset value, end of period	$82.94	$85.69	$86.27	$68.97	$55.54

Total return (c)	1.13%	3.31%	27.04%	26.42%	(0.82)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$207,342	$124,247	$112,157	$48,282	$22,215
Ratios to average net assets:
Total expenses	0.15%	0.21%	0.25%	0.25%	0.25%
Net investment income (loss)	2.02%	1.62%	1.67%	1.94%	1.81%
Portfolio turnover rate (d)	40%	44%	36%	33%	28%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P 600 Small Cap ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$108.25	$105.40	$86.83	$70.53	$70.54

Income (loss) from investment operations:
Net investment income (loss) (a)	1.45	1.34	1.11	1.19	0.95
Net realized and unrealized gain (loss) (b)	(1.76)	5.46	20.68	16.31	(0.20)

Total from investment operations	(0.31)	6.80	21.79	17.50	0.75

Net equalization credits and charges (a)	0.03	(0.03)	0.00 (c)	0.01	0.14

Distributions to shareholders from:
Net investment income	(1.48)	(1.39)	(1.09)	(1.21)	(0.90)
Net realized gains	(2.16)	(2.53)	(2.13)	—	—

Total distributions	(3.64)	(3.92)	(3.22)	(1.21)	(0.90)

Net asset value, end of period	$104.33	$108.25	$105.40	$86.83	$70.53

Total return (d)	(0.10)%	6.55%	25.23%	24.98%	1.35%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$443,392	$411,346	$426,877	$316,922	$183,382
Ratios to average net assets:
Total expenses	0.15%	0.18%	0.20%	0.20%	0.20%
Net investment income (loss)	1.44%	1.28%	1.12%	1.52%	1.40%
Portfolio turnover rate (e)	25%	16%	18%	11%	13%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P 600 Small Cap Growth ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$189.84	$181.62	$145.80	$121.07	$120.92

Income (loss) from investment operations:
Net investment income (loss) (a)	2.27	1.91	1.24	1.57	0.97
Net realized and unrealized gain (loss) (b)	(3.94)	14.55	35.70	24.73	0.28

Total from investment operations	(1.67)	16.46	36.94	26.30	1.25

Net equalization credits and charges (a)	0.06	0.09	0.05	0.05	(0.02)

Distributions to shareholders from:
Net investment income	(2.41)	(1.87)	(1.10)	(1.62)	(1.08)
Net realized gains	(7.60)	(6.46)	(0.07)	—	—

Total distributions	(10.01)	(8.33)	(1.17)	(1.62)	(1.08)

Net asset value, end of period	$178.22	$189.84	$181.62	$145.80	$121.07

Total return (c)	(0.73)%	9.40%	25.40%	21.89%	1.07%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$686,130	$560,024	$399,562	$226,000	$151,354
Ratios to average net assets:
Total expenses	0.15%	0.20%	0.25%	0.25%	0.25%
Net investment income (loss)	1.29%	1.06%	0.73%	1.19%	0.85%
Portfolio turnover rate (d)	57%	49%	54%	45%	37%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P 600 Small Cap Value ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$106.07	$110.22	$89.75	$71.24	$71.29

Income (loss) from investment operations:
Net investment income (loss) (a)	1.58	1.62	1.47	1.37	1.09
Net realized and unrealized gain (loss) (b)	(1.45)	2.15	20.92	18.57	0.01

Total from investment operations	0.13	3.77	22.39	19.94	1.10

Net equalization credits and charges (a)	0.06	0.05	0.04	(0.02)	(0.04)

Distributions to shareholders from:
Net investment income	(1.57)	(1.68)	(1.41)	(1.41)	(1.11)
Net realized gains	(4.44)	(6.29)	(0.55)	—	—

Total distributions	(6.01)	(7.97)	(1.96)	(1.41)	(1.11)

Net asset value, end of period	$100.25	$106.07	$110.22	$89.75	$71.24

Total return (c)	0.56%	3.50%	25.09%	28.17%	1.61%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$501,368	$392,578	$308,732	$170,652	$121,201
Ratios to average net assets:
Total expenses	0.15%	0.21%	0.25%	0.25%	0.25%
Net investment income (loss)	1.63%	1.52%	1.43%	1.72%	1.60%
Portfolio turnover rate (d)	48%	42%	41%	39%	34%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Global Dow ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$69.67	$72.15	$58.79	$51.21	$59.50

Income (loss) from investment operations:
Net investment income (loss) (a)	1.55	1.65	1.77	1.41	1.29
Net realized and unrealized gain (loss) (b)	(5.53)	(2.55)	13.34	7.67	(8.35)

Total from investment operations	(3.98)	(0.90)	15.11	9.08	(7.06)

Net equalization credits and charges (a)	(0.03)	(0.01)	0.02	(0.06)	(0.04)

Distributions to shareholders from:
Net investment income	(1.59)	(1.57)	(1.77)	(1.44)	(1.19)

Net asset value, end of period	$64.07	$69.67	$72.15	$58.79	$51.21

Total return (c)	(5.68)%	(1.25)%	25.86%	17.68%	(11.90)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$86,521	$108,027	$115,474	$88,220	$92,203
Ratios to average net assets:
Total expenses	0.50%	0.50%	0.51%	0.50%	0.50%
Net investment income (loss)	2.39%	2.33%	2.63%	2.50%	2.44%
Portfolio turnover rate (d)	15%	13%	10%	13%	11%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Dow Jones REIT ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$84.38	$82.99	$75.91	$72.90	$66.59

Income (loss) from investment operations:
Net investment income (loss) (a)	2.83	2.28	2.03	1.85	1.71
Net realized and unrealized gain (loss) (b)	15.72	1.91	7.56	3.44	6.67

Total from investment operations	18.55	4.19	9.59	5.29	8.38

Net equalization credits and charges (a)	0.03	0.01	0.01	0.01	0.03

Distributions to shareholders from:
Net investment income	(3.52)	(2.81)	(2.52)	(2.29)	(2.10)

Net asset value, end of period	$99.44	$84.38	$82.99	$75.91	$72.90

Total return (c)	22.43%	4.97%	13.02%	7.36%	13.05%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$3,816,521	$2,863,030	$2,579,540	$2,180,930	$1,959,752
Ratios to average net assets:
Total expenses	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income (loss)	3.14%	2.55%	2.66%	2.45%	2.60%
Portfolio turnover rate (d)	10%	5%	6%	7%	7%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P Bank ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14		Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$36.27	$33.41	$28.67		$22.05	$24.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.58	0.55	0.49		0.52	0.41
Net realized and unrealized gain (loss) (b)	(5.73)	2.86	4.71		6.62	(1.92)

Total from investment operations	(5.15)	3.41	5.20		7.14	(1.51)

Net equalization credits and charges (a)	(0.02)	0.01	(0.00	)(c)	0.02	(0.02)

Distributions to shareholders from:
Net investment income	(0.59)	(0.56)	(0.46)		(0.54)	(0.42)

Net asset value, end of period	$30.51	$36.27	$33.41		$28.67	$22.05

Total return (d)	(14.30)%	10.36%	18.21%		32.76%	(6.22)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$2,041,171	$3,023,444	$2,492,584		$2,289,295	$1,450,630
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%		0.35%	0.35%
Net investment income (loss)	1.76%	1.67%	1.54%		2.08%	1.92%
Portfolio turnover rate (e)	40%	18%	29%		28%	55%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P Capital Markets ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$50.69	$49.21	$39.95	$31.02	$35.45

Income (loss) from investment operations:
Net investment income (loss) (a)	0.94	0.94	0.95	1.16	0.73
Net realized and unrealized gain (loss) (b)	(14.51)	1.48	9.13	9.04	(4.09)

Total from investment operations	(13.57)	2.42	10.08	10.20	(3.36)

Net equalization credits and charges (a)	0.09	(0.01)	0.02	0.09	(0.09)

Distributions to shareholders from:
Net investment income	(1.04)	(0.93)	(0.84)	(1.36)	(0.98)

Net asset value, end of period	$36.17	$50.69	$49.21	$39.95	$31.02

Total return (c)	(26.75)%	4.92%	25.39%	33.67%	(9.53)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$84,998	$177,409	$199,312	$67,907	$23,263
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%	0.35%	0.36%
Net investment income (loss)	2.17%	1.92%	2.03%	3.11%	2.40%
Portfolio turnover rate (d)	29%	28%	33%	56%	64%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P Insurance ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$68.09	$64.15	$54.03	$40.74	$41.73

Income (loss) from investment operations:
Net investment income (loss) (a)	1.30	1.21	0.97	0.98	0.69
Net realized and unrealized gain (loss) (b)	2.96	3.83	10.09	13.31	(0.98)

Total from investment operations	4.26	5.04	11.06	14.29	(0.29)

Net equalization credits and charges (a)	0.03	0.08	(0.01)	0.06	(0.05)

Distributions to shareholders from:
Net investment income	(1.24)	(1.18)	(0.93)	(1.06)	(0.65)

Net asset value, end of period	$71.14	$68.09	$64.15	$54.03	$40.74

Total return (c)	6.37%	8.05%	20.52%	35.60%	(0.65)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$594,003	$377,924	$272,622	$318,774	$93,698
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income (loss)	1.87%	1.84%	1.62%	2.04%	1.82%
Portfolio turnover rate (d)	32%	17%	16%	30%	62%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P Regional Banking ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$44.16	$40.32	$33.85	$27.34	$25.45

Income (loss) from investment operations:
Net investment income (loss) (a)	0.77	0.71	0.61	0.60	0.45
Net realized and unrealized gain (loss) (b)	(5.70)	3.79	6.45	6.49	1.90

Total from investment operations	(4.93)	4.50	7.06	7.09	2.35

Net equalization credits and charges (a)	0.01	0.04	0.01	0.01	0.02

Distributions to shareholders from:
Net investment income	(0.79)	(0.70)	(0.60)	(0.59)	(0.48)

Net asset value, end of period	$38.45	$44.16	$40.32	$33.85	$27.34

Total return (c)	(11.16)%	11.40%	20.94%	26.20%	9.59%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,615,033	$2,755,536	$2,576,688	$1,770,490	$1,167,653
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income (loss)	1.89%	1.76%	1.59%	2.04%	1.77%
Portfolio turnover rate (d)	86%	27%	28%	29%	44%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Morgan Stanley Technology ETF
	Year Ended 6/30/16 (a)		Year Ended 6/30/15 (a)	Year Ended 6/30/14 (a)	Year Ended 6/30/13 (a)	Year Ended 6/30/12 (a)
Net asset value, beginning of period	$50.26		$47.72	$37.09	$32.05	$32.72

Income (loss) from investment operations:
Net investment income (loss) (b)	0.49		0.48	0.48	0.38	0.25
Net realized and unrealized gain (loss) (c)	2.31		2.48	10.64	5.05	(0.64)

Total from investment operations	2.80		2.96	11.12	5.43	(0.39)

Net equalization credits and charges (b)	0.00	(d)	0.03	(0.01)	(0.01)	(0.01)

Distributions to shareholders from:
Net investment income	(0.49)		(0.45)	(0.48)	(0.38)	(0.27)

Voluntary contribution from Adviser	0.06		—	—	—	—

Net asset value, end of period	$52.63		$50.26	$47.72	$37.09	$32.05

Total return (e)	5.73	%(f)	6.27%	30.05%	16.93%	(1.21)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$489,477		$412,108	$224,296	$178,029	$166,653
Ratios to average net assets:
Total expenses	0.35%		0.42%	0.50%	0.50%	0.50%
Net investment income (loss)	0.94%		0.94%	1.09%	1.08%	0.79%
Portfolio turnover rate (g)	32%		9%	24%	27%	21%

(a)	On September 8, 2015, the SPDR Morgan Stanley Technology ETF underwent a 2-for-1 share split. The per share data presented here have been retroactively adjusted to reflect this split. See Note 12.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(f)	If the Adviser had not made a contribution during the year ended June 30, 2016, the total return would have been 5.62%.
(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P Dividend ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$76.23	$76.57	$66.41	$55.66	$54.06

Income (loss) from investment operations:
Net investment income (loss) (a)	2.01	1.88	1.69	1.79	1.80
Net realized and unrealized gain (loss) (b)	10.29	1.59	11.42	10.78	1.53

Total from investment operations	12.30	3.47	13.11	12.57	3.33

Net equalization credits and charges (a)	0.01	0.00 (c)	(0.02)	0.01	0.06

Distributions to shareholders from:
Net investment income	(2.02)	(1.86)	(1.70)	(1.83)	(1.79)
Net realized gains	(2.61)	(1.95)	(1.23)	—	—

Total distributions	(4.63)	(3.81)	(2.93)	(1.83)	(1.79)

Net asset value, end of period	$83.91	$76.23	$76.57	$66.41	$55.66

Total return (d)	16.94%	4.45%	20.00%	22.87%	6.46%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$14,009,561	$12,925,516	$12,806,768	$11,936,789	$9,123,307
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income (loss)	2.62%	2.41%	2.35%	2.92%	3.34%
Portfolio turnover rate (e)	32%	28%	33%	44%	94%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P Aerospace & Defense ETF
	Year Ended 6/30/16 (a)	Year Ended 6/30/15 (a)	Year Ended 6/30/14 (a)	Year Ended 6/30/13 (a)	For the Period 9/28/11* - 6/30/12 (a)
Net asset value, beginning of period	$57.12	$49.81	$38.36	$29.46	$25.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.41	0.51	0.88	0.57	0.26
Net realized and unrealized gain (loss) (c)	(0.54)	7.20	11.77	9.04	4.45

Total from investment operations	(0.13)	7.71	12.65	9.61	4.71

Net equalization credits and charges (b)	0.00 (d)	0.07	0.04	0.01	(0.00	)(d)

Distributions to shareholders from:
Net investment income	(0.42)	(0.47)	(0.79)	(0.55)	(0.25)
Net realized gains	(0.72)	—	(0.45)	(0.17)	—

Total distributions	(1.14)	(0.47)	(1.24)	(0.72)	(0.25)

Net asset value, end of period	$55.85	$57.12	$49.81	$38.36	$29.46

Total return (e)	(0.11)%	15.63%	33.22%	33.01%	18.86%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$181,497	$159,928	$49,808	$15,345	$14,731
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35	%(f)
Net investment income (loss)	0.78%	0.93%	1.81%	1.75%	1.18	%(f)
Portfolio turnover rate (g)	30%	42%	33%	34%	23%

*	Commencement of operations.
(a)	On September 8, 2015, the SPDR S&P Aerospace & Defense ETF underwent a 2-for-1 share split. The per share data presented here have been retroactively adjusted to reflect this split. See Note 12.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(f)	Annualized.
(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P Biotech ETF
	Year Ended 6/30/16 (a)	Year Ended 6/30/15 (a)	Year Ended 6/30/14 (a)	Year Ended 6/30/13 (a)		Year Ended 6/30/12 (a)
Net asset value, beginning of period	$84.11	$51.33	$34.97	$29.49		$24.34

Income (loss) from investment operations:
Net investment income (loss) (b)	0.29	0.52	0.37	0.10		(0.04)
Net realized and unrealized gain (loss) (c)	(29.93)	32.83	16.33	5.48		5.16

Total from investment operations	(29.64)	33.35	16.70	5.58		5.12

Net equalization credits and charges (b)	(0.01)	0.01	0.02	(0.00	)(d)	0.03

Distributions to shareholders from:
Net investment income	(0.30)	(0.58)	(0.36)	(0.10)		—

Net asset value, end of period	$54.16	$84.11	$51.33	$34.97		$29.49

Total return (e)	(35.30)%	65.37%	48.59%	18.35%		21.15%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,873,833	$2,750,480	$1,108,657	$849,853		$641,452
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%	0.35%		0.35%
Net investment income (loss)	0.45%	0.81%	0.84%	0.31%		(0.15)%
Portfolio turnover rate (f)	75%	78%	86%	61%		61%

(a)	On September 8, 2015, the SPDR S&P Biotech ETF underwent a 3-for-1 share split. The per share data presented here have been retroactively adjusted to reflect this split. See Note 12.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P Health Care Equipment ETF
	Year Ended 6/30/16 (a)	Year Ended 6/30/15 (a)	Year Ended 6/30/14 (a)		Year Ended 6/30/13 (a)		Year Ended 6/30/12 (a)
Net asset value, beginning of period	$47.03	$39.40	$31.68		$28.65		$27.55

Income (loss) from investment operations:
Net investment income (loss) (b)	0.13	0.14	0.15		0.12		0.05
Net realized and unrealized gain (loss) (c)	3.41	8.27	7.68		3.46		1.18

Total from investment operations	3.54	8.41	7.83		3.58		1.23

Net equalization credits and charges (b)	0.00 (d)	0.01	(0.00	)(d)	(0.00	)(d)	(0.00	)(d)

Distributions to shareholders from:
Net investment income	(0.13)	(0.14)	(0.11)		(0.11)		(0.05)
Net realized gains	(3.08)	(0.65)	—		(0.44)		(0.08)

Total distributions	(3.21)	(0.79)	(0.11)		(0.55)		(0.13)

Net asset value, end of period	$47.36	$47.03	$39.40		$31.68		$28.65

Total return (e)	7.91%	21.52%	24.74%		12.70%		4.51%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$47,364	$47,027	$31,522		$19,009		$22,919
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%		0.35%		0.35%
Net investment income (loss)	0.28%	0.31%	0.39%		0.39%		0.20%
Portfolio turnover rate (f)	39%	40%	46%		34%		42%

(a)	On September 8, 2015, the SPDR S&P Health Care Equipment ETF underwent a 2-for-1 share split. The per share data presented here have been retroactively adjusted to reflect this split. See Note 12.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P Health Care Services ETF
	Year Ended 6/30/16 (a)		Year Ended 6/30/15 (a)	Year Ended 6/30/14 (a)	Year Ended 6/30/13 (a)	For the Period 9/28/11* - 6/30/12 (a)
Net asset value, beginning of period	$65.55		$50.01	$40.48	$31.01	$25.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.13		0.12	0.14	0.27	0.10
Net realized and unrealized gain (loss) (c)	(7.83)		16.07	9.63	10.51	6.00

Total from investment operations	(7.70)		16.19	9.77	10.78	6.10

Net equalization credits and charges (b)	(0.00	)(d)	(0.02)	(0.01)	0.02	0.00	(d)

Distributions to shareholders from:
Net investment income	(0.11)		(0.10)	(0.11)	(0.31)	(0.09)
Net realized gains	(0.46)		(0.53)	(0.12)	(1.02)	—

Total distributions	(0.57)		(0.63)	(0.23)	(1.33)	(0.09)

Net asset value, end of period	$57.28		$65.55	$50.01	$40.48	$31.01

Total return (e)	(11.74)%		32.52%	24.16%	35.66%	24.35%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$283,542		$196,629	$80,011	$44,526	$9,301
Ratios to average net assets:
Total expenses	0.35%		0.35%	0.35%	0.35%	0.35	%(f)
Net investment income (loss)	0.23%		0.21%	0.30%	0.75%	0.42	%(f)
Portfolio turnover rate (g)	36%		37%	33%	48%	25%

*	Commencement of operations.
(a)	On September 8, 2015, the SPDR S&P Health Care Services ETF underwent a 2-for-1 share split. The per share data presented here have been retroactively adjusted to reflect this split. See Note 12.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(f)	Annualized.
(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P Homebuilders ETF
	Year Ended 6/30/16		Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$36.60		$32.75	$29.45	$21.36	$18.05

Income (loss) from investment operations:
Net investment income (loss) (a)	0.20		0.18	0.14	0.16	0.24
Net realized and unrealized gain (loss) (b)	(3.04)		3.86	3.30	8.08	3.29

Total from investment operations	(2.84)		4.04	3.44	8.24	3.53

Net equalization credits and charges (a)	(0.00	)(c)	(0.01)	(0.01)	0.01	0.01

Distributions to shareholders from:
Net investment income	(0.20)		(0.18)	(0.13)	(0.16)	(0.23)

Net asset value, end of period	$33.56		$36.60	$32.75	$29.45	$21.36

Total return (d)	(7.77)%		12.37%	11.64%	38.64%	19.85%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,240,151		$1,757,020	$1,897,730	$2,475,307	$1,321,402
Ratios to average net assets:
Total expenses	0.35%		0.35%	0.35%	0.35%	0.35%
Net investment income (loss)	0.57%		0.53%	0.44%	0.59%	1.30%
Portfolio turnover rate (e)	44%		25%	31%	36%	46%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P Internet ETF
	For the Period 6/28/16* - 6/30/16
Net asset value, beginning of period	$50.00

Income (loss) from investment operations:
Net investment income (loss) (a)	(0.00	)(b)
Net realized and unrealized gain (loss) (c)	2.65

Total from investment operations	2.65

Net asset value, end of period	$52.65

Total return (d)	5.31%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$5,265
Ratios to average net assets:
Total expenses	0.35	%(e)
Net investment income (loss)	(0.35	)%(e)
Portfolio turnover rate (f)	—%

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amount is less than $0.005 per share.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(e)	Annualized.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P Metals & Mining ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$24.34	$42.26	$33.20	$41.49	$69.40

Income (loss) from investment operations:
Net investment income (loss) (a)	0.39	0.50	0.56	0.61	0.55
Net realized and unrealized gain (loss) (b)	(0.04)	(17.82)	9.07	(8.29)	(27.86)

Total from investment operations	0.35	(17.32)	9.63	(7.68)	(27.31)

Net equalization credits and charges (a)	0.09	(0.01)	(0.04)	0.01	(0.03)

Distributions to shareholders from:
Net investment income	(0.41)	(0.59)	(0.53)	(0.62)	(0.57)

Net asset value, end of period	$24.37	$24.34	$42.26	$33.20	$41.49

Total return (c)	2.53%	(41.32)%	28.96%	(18.75)%	(39.46)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$665,428	$266,503	$494,491	$610,940	$769,680
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income (loss)	2.03%	1.55%	1.41%	1.45%	1.06%
Portfolio turnover rate (d)	57%	38%	35%	36%	32%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P Oil & Gas Equipment & Services ETF
	Year Ended 6/30/16	Year Ended 6/30/15		Year Ended 6/30/14		Year Ended 6/30/13		Year Ended 6/30/12
Net asset value, beginning of period	$26.05	$49.28		$39.15		$30.74		$41.48

Income (loss) from investment operations:
Net investment income (loss) (a)	0.27	0.51		0.34		0.28		0.14
Net realized and unrealized gain (loss) (b)	(7.30)	(23.24)		10.13		8.41		(10.73)

Total from investment operations	(7.03)	(22.73)		10.47		8.69		(10.59)

Net equalization credits and charges (a)	0.01	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	0.00 (c)

Distributions to shareholders from:
Net investment income	(0.29)	(0.50)		(0.34)		(0.28)		(0.15)

Net asset value, end of period	$18.74	$26.05		$49.28		$39.15		$30.74

Total return (d)	(26.87)%	(46.22)%		26.84%		28.34%		(25.56)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$238,941	$246,186		$349,887		$260,329		$248,972
Ratios to average net assets:
Total expenses	0.35%	0.35%		0.35%		0.35%		0.35%
Net investment income (loss)	1.45%	1.56%		0.77%		0.77%		0.39%
Portfolio turnover rate (e)	51%	36%		26%		31%		30%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P Oil & Gas Exploration & Production ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$46.73	$82.28	$58.23	$50.40	$58.77

Income (loss) from investment operations:
Net investment income (loss) (a)	0.44	0.71	0.59	0.79	0.44
Net realized and unrealized gain (loss) (b)	(11.91)	(35.58)	23.89	7.79	(8.37)

Total from investment operations	(11.47)	(34.87)	24.48	8.58	(7.93)

Net equalization credits and charges (a)	0.02	0.04	0.07	0.05	0.01

Distributions to shareholders from:
Net investment income	(0.49)	(0.72)	(0.50)	(0.80)	(0.45)

Net asset value, end of period	$34.79	$46.73	$82.28	$58.23	$50.40

Total return (c)	(24.38)%	(42.42)%	42.27%	17.18%	(13.49)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,943,140	$1,420,613	$1,456,408	$858,947	$866,842
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income (loss)	1.34%	1.29%	0.85%	1.42%	0.82%
Portfolio turnover rate (d)	44%	44%	46%	40%	42%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P Pharmaceuticals ETF
	Year Ended 6/30/16 (a)		Year Ended 6/30/15 (a)		Year Ended 6/30/14 (a)	Year Ended 6/30/13 (a)	Year Ended 6/30/12 (a)
Net asset value, beginning of period	$62.34		$51.86		$35.20	$29.67	$25.45

Income (loss) from investment operations:
Net investment income (loss) (b)	0.26		0.41		0.27	0.59	0.23
Net realized and unrealized gain (loss) (c)	(17.20)		13.08		17.28	5.51	4.25

Total from investment operations	(16.94)		13.49		17.55	6.10	4.48

Net equalization credits and charges (b)	(0.00	)(d)	0.00	(d)	0.02	(0.01)	0.02

Distributions to shareholders from:
Net investment income	(0.24)		(0.42)		(0.27)	(0.56)	(0.24)
Net realized gains	(3.32)		(2.64)		(0.64)	—	(0.04)

Total distributions	(3.56)		(3.06)		(0.91)	(0.56)	(0.28)

Voluntary contribution from Adviser	—		0.05		—	—	—

Net asset value, end of period	$41.84		$62.34		$51.86	$35.20	$29.67

Total return (e)	(28.21)%		26.97	%(f)	50.33%	20.81%	17.86%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$508,393		$1,134,542		$954,135	$471,716	$471,793
Ratios to average net assets:
Total expenses	0.35%		0.35%		0.35%	0.35%	0.35%
Net investment income (loss)	0.51%		0.72%		0.60%	1.92%	0.86%
Portfolio turnover rate (g)	69%		65%		68%	44%	31%

(a)	On September 8, 2015, the SPDR S&P Pharmaceuticals ETF underwent a 2-for-1 share split. The per share data presented here have been retroactively adjusted to reflect this split. See Note 12.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(f)	If the Adviser had not made a voluntary contribution during the year ended 6/30/15, the total return would have been 26.88%.
(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P Retail ETF
	Year Ended 6/30/16 (a)	Year Ended 6/30/15 (a)	Year Ended 6/30/14 (a)	Year Ended 6/30/13 (a)	Year Ended 6/30/12 (a)
Net asset value, beginning of period	$49.33	$43.38	$38.28	$29.52	$26.74

Income (loss) from investment operations:
Net investment income (loss) (b)	0.53	0.54	0.28	0.51	0.30
Net realized and unrealized gain (loss) (c)	(7.36)	5.85	5.12	8.80	2.75

Total from investment operations	(6.83)	6.39	5.40	9.31	3.05

Net equalization credits and charges (b)	0.01	0.05	0.01	(0.02)	0.02

Distributions to shareholders from:
Net investment income	(0.54)	(0.49)	(0.31)	(0.53)	(0.29)

Net asset value, end of period	$41.97	$49.33	$43.38	$38.28	$29.52

Total return (d)	(13.84)%	14.87%	14.13%	31.78%	11.56%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$491,027	$1,173,933	$628,931	$1,175,195	$720,212
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income (loss)	1.16%	1.15%	0.67%	1.53%	1.10%
Portfolio turnover rate (e)	41%	45%	40%	29%	39%

(a)	On September 8, 2015, the SPDR S&P Retail ETF underwent a 2-for-1 share split. The per share data presented here have been retroactively adjusted to reflect this split. See Note 12.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P Semiconductor ETF
	Year Ended 6/30/16 (a)	Year Ended 6/30/15 (a)	Year Ended 6/30/14 (a)	Year Ended 6/30/13 (a)	Year Ended 6/30/12 (a)
Net asset value, beginning of period	$43.06	$37.58	$26.68	$22.33	$28.01

Income (loss) from investment operations:
Net investment income (loss) (b)	0.30	0.21	0.18	0.19	0.22
Net realized and unrealized gain (loss) (c)	1.41	5.47	10.87	4.36	(5.70)

Total from investment operations	1.71	5.68	11.05	4.55	5.48

Net equalization credits and charges (b)	0.01	0.01	0.02	(0.02)	(0.01)

Distributions to shareholders from:
Net investment income	(0.30)	(0.21)	(0.17)	(0.18)	(0.19)

Net asset value, end of period	$44.48	$43.06	$37.58	$26.68	$22.33

Total return (d)	4.03%	15.18%	41.59%	20.40%	(19.65)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$195,692	$219,604	$165,348	$50,695	$37,952
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income (loss)	0.72%	0.53%	0.55%	0.77%	0.89%
Portfolio turnover rate (e)	50%	42%	30%	38%	36%

(a)	On September 8, 2015, the SPDR S&P Semiconductor ETF underwent a 2-for-1 share split. The per share data presented here have been retroactively adjusted to reflect this split. See Note 12.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P Software & Services ETF
	Year Ended 6/30/16 (a)		Year Ended 6/30/15 (a)	Year Ended 6/30/14 (a)	Year Ended 6/30/13 (a)	For the Period 9/28/11* - 6/30/12 (a)
Net asset value, beginning of period	$51.17		$44.33	$36.45	$30.74	$25.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.24		0.18	0.20	0.39	0.08
Net realized and unrealized gain (loss) (c)	(0.49)		6.90	8.65	6.47	5.74

Total from investment operations	(0.25)		7.08	8.85	6.86	5.82

Net equalization credits and charges (b)	(0.00	)(d)	(0.01)	0.02	(0.04)	(0.01)

Distributions to shareholders from:
Net investment income	(0.23)		(0.17)	(0.17)	(0.38)	(0.07)
Net realized gains	(0.09)		(0.06)	(0.82)	(0.73)	—

Total distributions	(0.32)		(0.23)	(0.99)	(1.11)	(0.07)

Net asset value, end of period	$50.60		$51.17	$44.33	$36.45	$30.74

Total return (e)	(0.46)%		16.00%	24.31%	22.66%	23.25%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$45,542		$51,168	$31,030	$14,580	$18,445
Ratios to average net assets:
Total expenses	0.35%		0.35%	0.35%	0.35%	0.35	%(f)
Net investment income (loss)	0.49%		0.37%	0.46%	1.18%	0.35	%(f)
Portfolio turnover rate (g)	62%		36%	41%	37%	32%

*	Commencement of operations.
(a)	On September 8, 2015, the SPDR S&P Software & Services ETF underwent a 2-for-1 share split. The per share data presented here have been retroactively adjusted to reflect this split. See Note 12.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(f)	Annualized.
(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P Technology Hardware ETF
	For the Period 6/28/16* - 6/30/16
Net asset value, beginning of period	$50.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.02
Net realized and unrealized gain (loss) (b)	3.21

Total from investment operations	3.23

Net asset value, end of period	$53.23

Total return (c)	6.47%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$5,323
Ratios to average net assets:
Total expenses	0.35	%(d)
Net investment income (loss)	5.13	%(d)
Portfolio turnover rate (e)	—%

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(d)	Annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P Telecom ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$57.47	$56.90	$48.70	$41.14	$51.59

Income (loss) from investment operations:
Net investment income (loss) (a)	0.76	0.79	0.56	1.08	0.44
Net realized and unrealized gain (loss) (b)	1.05	0.43	8.01	7.86	(10.42)

Total from investment operations	1.81	1.22	8.57	8.94	(9.98)

Net equalization credits and charges (a)	(0.10)	0.03	0.15	(0.16)	(0.07)

Distributions to shareholders from:
Net investment income	(0.79)	(0.68)	(0.52)	(1.22)	(0.40)

Net asset value, end of period	$58.39	$57.47	$56.90	$48.70	$41.14

Total return (c)	3.04%	2.21%	17.92%	21.47%	(19.47)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$23,355	$71,843	$25,604	$7,305	$4,114
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income (loss)	1.37%	1.34%	1.03%	2.38%	1.01%
Portfolio turnover rate (d)	33%	47%	46%	42%	50%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P Transportation ETF
	Year Ended 6/30/16 (a)	Year Ended 6/30/15 (a)		Year Ended 6/30/14 (a)	Year Ended 6/30/13 (a)	Year Ended 6/30/12 (a)
Net asset value, beginning of period	$48.48	$46.85		$33.15	$24.78	$26.54

Income (loss) from investment operations:
Net investment income (loss) (b)	0.30	0.23		0.20	0.21	0.12
Net realized and unrealized gain (loss) (c)	(4.63)	1.64		13.67	8.39	(1.76)

Total from investment operations	(4.33)	1.87		13.87	8.60	(1.64)

Net equalization credits and charges (b)	(0.01)	(0.00	)(d)	0.02	0.01	(0.00	)(d)

Distributions to shareholders from:
Net investment income	(0.31)	(0.22)		(0.19)	(0.24)	(0.12)
Net realized gains	(0.20)	(0.02)		—	—	—

Total distributions	(0.51)	(0.24)		(0.19)	(0.24)	(0.12)

Net asset value, end of period	$43.63	$48.48		$46.85	$33.15	$24.78

Total return (e)	(8.92)%	3.94%		41.97%	34.87%	(6.14)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$170,163	$368,395		$224,865	$46,411	$12,391
Ratios to average net assets:
Total expenses	0.35%	0.35%		0.35%	0.35%	0.35%
Net investment income (loss)	0.66%	0.45%		0.49%	0.68%	0.50%
Portfolio turnover rate (f)	32%	26%		33%	36%	25%

(a)	On September 8, 2015, the SPDR S&P Transportation ETF underwent a 2-for-1 share split. The per share data presented here have been retroactively adjusted to reflect this split. See Note 12.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P 1500 Value Tilt ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	For the Period 10/24/12* - 6/30/13
Net asset value, beginning of period	$83.36	$84.11	$70.33	$60.00

Income (loss) from investment operations:
Net investment income (loss) (a)	1.88	1.74	1.45	0.95
Net realized and unrealized gain (loss) (b)	(1.28)	2.19	15.16	10.31

Total from investment operations	0.60	3.93	16.61	11.26

Net equalization credits and charges (a)	(0.05)	0.10	—	—

Distributions to shareholders from:
Net investment income	(1.92)	(1.71)	(1.45)	(0.93)
Net realized gains	(3.10)	(3.07)	(1.38)	—

Total distributions	(5.02)	(4.78)	(2.83)	(0.93)

Net asset value, end of period	$78.89	$83.36	$84.11	$70.33

Total return (c)	0.87%	4.76%	23.91%	18.85%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$3,944	$12,504	$8,411	$7,033
Ratios to average net assets:
Total expenses	0.13%	0.24%	0.35%	0.35	%(d)
Net investment income (loss)	2.37%	2.06%	1.87%	2.12	%(d)
Portfolio turnover rate (e)	12%	12%	12%	12%

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(d)	Annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P 1500 Momentum Tilt ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	For the Period 10/24/12* - 6/30/13
Net asset value, beginning of period	$88.05	$83.39	$67.80	$60.00

Income (loss) from investment operations:
Net investment income (loss) (a)	1.58	1.39	1.06	0.79
Net realized and unrealized gain (loss) (b)	2.72	4.85	15.94	7.75

Total from investment operations	4.30	6.24	17.00	8.54

Net equalization credits and charges (a)	(0.04)	(0.03)	(0.01)	0.06

Distributions to shareholders from:
Net investment income	(1.61)	(1.27)	(1.00)	(0.80)
Net realized gains	—	(0.28)	(0.40)	—

Total distributions	(1.61)	(1.55)	(1.40)	(0.80)

Net asset value, end of period	$90.70	$88.05	$83.39	$67.80

Total return (c)	4.93%	7.47%	25.21%	14.39%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$18,139	$17,611	$12,508	$10,170
Ratios to average net assets:
Total expenses	0.12%	0.25%	0.35%	0.35	%(d)
Net investment income (loss)	1.82%	1.61%	1.38%	1.78	%(d)
Portfolio turnover rate (e)	62%	70%	55%	36%

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(d)	Annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Russell 1000 Low Volatility ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	For the Period 2/20/13* - 6/30/13
Net asset value, beginning of period	$72.41	$72.96	$62.81	$60.00

Income (loss) from investment operations:
Net investment income (loss) (a)	1.97	1.79	1.63	0.55
Net realized and unrealized gain (loss) (b)	7.50	2.93	10.80	2.67

Total from investment operations	9.47	4.72	12.43	3.22

Net equalization credits and charges (a)	0.26	0.11	—	0.11

Distributions to shareholders from:
Net investment income	(1.94)	(1.71)	(1.55)	(0.52)
Net realized gains	(0.35)	(3.67)	(0.73)	—

Total distributions	(2.29)	(5.38)	(2.28)	(0.52)

Net asset value, end of period	$79.85	$72.41	$72.96	$62.81

Total return (c)	13.72%	6.50%	20.06%	5.55%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$67,869	$28,962	$10,944	$9,422
Ratios to average net assets:
Total expenses	0.12%	0.15%	0.20%	0.20	%(d)
Net investment income (loss)	2.64%	2.41%	2.40%	2.46	%(d)
Portfolio turnover rate (e)	68%	75%	59%	31%

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(d)	Annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Russell 2000 Low Volatility ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	For the Period 2/20/13* - 6/30/13
Net asset value, beginning of period	$77.00	$73.85	$62.28	$60.00

Income (loss) from investment operations:
Net investment income (loss) (a)	2.23	1.97	1.84	0.72
Net realized and unrealized gain (loss) (b)	0.49	3.40	12.33	2.07

Total from investment operations	2.72	5.37	14.17	2.79

Net equalization credits and charges (a)	0.23	(0.18)	0.20	0.06

Distributions to shareholders from:
Net investment income	(2.15)	(1.65)	(1.90)	(0.57)
Net realized gains	(0.10)	(0.39)	(0.90)	—

Total distributions	(2.25)	(2.04)	(2.80)	(0.57)

Net asset value, end of period	$77.70	$77.00	$73.85	$62.28

Total return (c)	4.00%	7.06%	23.32%	4.74%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$66,045	$34,649	$14,770	$9,342
Ratios to average net assets:
Total expenses	0.12%	0.18%	0.25%	0.25	%(d)
Net investment income (loss)	2.97%	2.59%	2.65%	3.24	%(d)
Portfolio turnover rate (e)	62%	38%	54%	29%

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(d)	Annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR MSCI USA Strategic Factors ETF
	Year Ended 6/30/16	For the Period 4/15/15* - 6/30/15
Net asset value, beginning of period	$58.58	$60.00

Income (loss) from investment operations:
Net investment income (loss) (a)	1.27	0.26
Net realized and unrealized gain (loss) (b)	3.00	(1.44)

Total from investment operations	4.27	(1.18)

Net equalization credits and charges (a)	0.01	—

Distributions to shareholders from:
Net investment income	(1.28)	(0.24)
Net realized gains	(0.01)	—

Total distributions	(1.29)	(0.24)

Net asset value, end of period	$61.57	$58.58

Total return (c)	7.45%	(1.98)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$6,157	$5,858
Ratios to average net assets:
Total expenses	0.15%	0.15	%(d)
Net investment income (loss)	2.16%	2.11	%(d)
Portfolio turnover rate (e)	17%	10%

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(d)	Annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Wells Fargo Preferred Stock ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$43.32	$43.57	$43.57	$45.21	$45.62

Income (loss) from investment operations:
Net investment income (loss) (a)	2.51	2.42	2.55	2.86	3.09
Net realized and unrealized gain (loss) (b)	2.48	(0.23)	0.39	(1.72)	(0.84)

Total from investment operations	4.99	2.19	2.94	1.14	2.25

Net equalization credits and charges (a)	0.12	0.01	(0.10)	0.06	0.18

Distributions to shareholders from:
Net investment income	(2.45)	(2.45)	(2.84)	(2.84)	(2.84)

Net asset value, end of period	$45.98	$43.32	$43.57	$43.57	$45.21

Total return (c)	12.11%	5.11%	7.07%	2.70%	5.70%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$565,508	$292,431	$259,219	$361,658	$253,174
Ratios to average net assets:
Total expenses	0.45%	0.45%	0.45%	0.45%	0.45%
Net investment income (loss)	5.61%	5.48%	6.08%	6.27%	6.99%
Portfolio turnover rate (d)	31%	48%	23%	67%	69%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR FactSet Innovative Technology ETF
	For the Period 1/14/16* - 6/30/16
Net asset value, beginning of period	$50.00

Income (loss) from investment operations:
Net investment income (loss) (a)	(0.03)
Net realized and unrealized gain (loss) (b)	4.86

Total from investment operations	4.83

Net asset value, end of period	$54.83

Total return (c)	9.67%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$5,483
Ratios to average net assets:
Total expenses	0.46	%(d)
Net investment income (loss)	(0.12	)%(d)
Portfolio turnover rate (e)	11%

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(d)	Annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR SSGA Gender Diversity Index ETF
	For the Period 3/8/16* - 6/30/16
Net asset value, beginning of period	$60.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.35
Net realized and unrealized gain (loss) (b)	2.78

Total from investment operations	3.13

Net equalization credits and charges (a)	0.04

Distributions to shareholders from:
Net investment income	(0.35)

Net asset value, end of period	$62.82

Total return (c)	5.31%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$270,109
Ratios to average net assets:
Total expenses	0.20	%(d)
Net investment income (loss)	1.79	%(d)
Portfolio turnover rate (e)	1%

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(d)	Annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS

June 30, 2016

1.	Organization

SPDR Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company that was organized as a Massachusetts business trust on June 12, 1998.

As of June 30, 2016, the Trust consists of eighty-one (81) series, each of which represents a separate series of beneficial interest in the Trust (each a “Fund,” and collectively, the “Funds” ). The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest at $0.01 par value. The financial statements herein relate to the following Funds:

SPDR Russell 3000 ETF

SPDR Russell 1000 ETF

SPDR Russell 2000 ETF

SPDR Russell 1000 Yield Focus ETF

SPDR Russell 1000 Momentum Focus ETF

SPDR Russell 1000 Low Volatility Focus ETF

SPDR S&P 500 Buyback ETF

SPDR S&P 500 Growth ETF

SPDR S&P 500 Value ETF

SPDR S&P 500 High Dividend ETF

SPDR S&P 500 Fossil Fuel Free ETF

SPDR Russell Small Cap Completeness ETF

SPDR S&P 400 Mid Cap Growth ETF

SPDR S&P 400 Mid Cap Value ETF

SPDR S&P 600 Small Cap ETF

SPDR S&P 600 Small Cap Growth ETF

SPDR S&P 600 Small Cap Value ETF

SPDR Global Dow ETF

SPDR Dow Jones REIT ETF

SPDR S&P Bank ETF

SPDR S&P Capital Markets ETF

SPDR S&P Insurance ETF

SPDR S&P Regional Banking ETF

SPDR Morgan Stanley Technology ETF

SPDR S&P Dividend ETF

SPDR S&P Aerospace & Defense ETF

SPDR S&P Biotech ETF

SPDR S&P Health Care Equipment ETF

SPDR S&P Health Care Services ETF

SPDR S&P Homebuilders ETF

SPDR S&P Internet ETF

SPDR S&P Metals & Mining ETF

SPDR S&P Oil & Gas Equipment & Services ETF

SPDR S&P Oil & Gas Exploration & Production ETF

SPDR S&P Pharmaceuticals ETF

SPDR S&P Retail ETF

SPDR S&P Semiconductor ETF

SPDR S&P Software & Services ETF

SPDR S&P Technology Hardware ETF

SPDR S&P Telecom ETF

SPDR S&P Transportation ETF

SPDR S&P 1500 Value Tilt ETF

SPDR S&P 1500 Momentum Tilt ETF

SPDR Russell 1000 Low Volatility ETF

SPDR Russell 2000 Low Volatility ETF

SPDR MSCI USA Strategic Factors ETF

SPDR Wells Fargo Preferred Stock ETF

SPDR FactSet Innovative Technology ETF

SPDR SSGA Gender Diversity Index ETF

Each Fund is classified as a non-diversified investment company under the 1940 Act.

SPDR S&P 500 High Dividend ETF was formed on October 21, 2015, and commenced operations on October 22, 2015. SPDR S&P 500 Fossil Fuel Free ETF was formed on November 30, 2015, and commenced operations on December 1, 2015. SPDR Russell 1000 Yield Focus ETF, SPDR Russell 1000 Momentum Focus ETF and SPDR Russell 1000 Low Volatility Focus ETF were formed on December 2, 2015, and commenced operations on December 3, 2015. SPDR FactSet Innovative Technology ETF was formed on January 13, 2016, and commenced operations on January 14, 2016. SPDR SSGA Gender Diversity Index ETF was formed on March 7, 2016, and commenced operations on March 8, 2016. SPDR S&P Internet ETF and SPDR S&P Technology Hardware ETF were formed on June 27, 2016, and commenced operations on June 28, 2016.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred.

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board of Trustees of the Trust (the “Board”). The Committee provides oversight of the valuation of investments for the Funds. The Board has responsibility for determining the fair value of investments.

Valuation techniques used to value each Fund’s investments by major category are as follows:

•	Equity investments (including preferred stocks and registered investment companies that are exchange-traded funds) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

•	Rights and warrants are valued at the last reported sale price obtained from independent pricing services or brokers on the valuation date. If no price is obtained from pricing services or brokers, valuation will be based upon the intrinsic value, pursuant to the valuation policy and procedures approved by the Board.

•	Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value per share or unit.

•	Exchange-traded futures contracts are valued at the closing settlement price on the primary market on which they are traded most extensively. Exchange-traded futures contracts traded on a recognized exchange for which there were no sales on that day are valued at the last reported sale price obtained from independent pricing services or brokers or at fair value.

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Funds’ underlying benchmarks. Various inputs are used in determining the value of the Funds’ investments.

The Funds value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the assets or liabilities either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

The value of each Fund’s investments according to the fair value hierarchy as of June 30, 2016, is disclosed in each Fund’s respective Schedule of Investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period. The Funds had no material transfers between levels for the period ended June 30, 2016.

Investment Transactions and Income Recognition

Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method.

Dividend income and capital gain distributions, if any, are recognized daily on the ex-dividend date, net of any foreign taxes withheld at source, if any. Interest income is recorded daily on an accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes. Non-cash dividends received in the form of stock are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains.

Certain Funds invest in Real Estate Investment Trusts (REITs). REITs determine the tax character of their distributions annually and may characterize a portion of their distributions as a return of capital or capital gain. The Funds’ policy is to record all REIT distributions initially as dividend income and re-designate the prior calendar year’s to return of capital of capital gains distributions at year end based on information provided by the REIT and/or SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) estimates of such re-designations for which actual information has not yet been reported.

Expenses

Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds within the Trust.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies as well as investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars using exchange rates at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of June 30, 2016, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

Equalization

The Funds in the Trust follow the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.

The following Funds utilized equalization during the period ended June 30, 2016:

SPDR Russell 3000 ETF

SPDR Russell 1000 ETF

SPDR Russell 2000 ETF

SPDR Russell 1000 Yield Focus ETF

SPDR Russell 1000 Momentum Focus ETF

SPDR Russell 1000 Low Volatility Focus ETF

SPDR S&P 500 Buyback ETF

SPDR S&P 500 Growth ETF

SPDR S&P 500 Value ETF

SPDR S&P 500 High Dividend ETF

SPDR S&P 500 Fossil Fuel Free ETF

SPDR Russell Small Cap Completeness ETF

SPDR S&P 400 Mid Cap Growth ETF

SPDR S&P 400 Mid Cap Value ETF

SPDR S&P 600 Small Cap ETF

SPDR S&P 600 Small Cap Growth ETF

SPDR S&P 600 Small Cap Value ETF

SPDR Global Dow ETF

SPDR Dow Jones REIT ETF

SPDR S&P Bank ETF

SPDR S&P Capital Markets ETF

SPDR S&P Insurance ETF

SPDR S&P Regional Banking ETF

SPDR Morgan Stanley Technology ETF

SPDR S&P Dividend ETF

SPDR S&P Aerospace & Defense ETF

SPDR S&P Biotech ETF

SPDR S&P Health Care Equipment ETF

SPDR S&P Health Care Services ETF

SPDR S&P Homebuilders ETF

SPDR S&P Metals & Mining ETF

SPDR S&P Oil & Gas Equipment & Services ETF

SPDR S&P Oil & Gas Exploration & Production ETF

SPDR S&P Pharmaceuticals ETF

SPDR S&P Retail ETF

SPDR S&P Semiconductor ETF

SPDR S&P Software & Services ETF

SPDR S&P Telecom ETF

SPDR S&P Transportation ETF

SPDR S&P 1500 Value Tilt ETF

SPDR S&P 1500 Momentum Tilt ETF

SPDR Russell 1000 Low Volatility ETF

SPDR Russell 2000 Low Volatility ETF

SPDR MSCI USA Quality Mix ETF

SPDR Wells Fargo Preferred Stock ETF

SPDR SSGA Gender Diversity Index ETF

Distributions

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

3.	Derivative Financial Instruments

Futures Contracts

Certain Funds may enter into futures contracts to meet the Funds’ objectives. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to the minimum initial margin requirements of the clearing house. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed.

Losses may arise if the value of a futures contract decreases due to unfavorable changes in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk that the movements in the price of the futures contracts do not correlate the movement of the assets underlying such contracts.

For the period ended June 30, 2016, the SPDR Russell 2000 ETF entered into futures contracts to seek return enhancement and to manage cash flows.

The following tables summarize the value of the Funds’ derivative instruments as of June 30, 2016, and the related location in the accompanying Statements of Assets and Liabilities and Statements of Operations, presented by primary underlying risk exposure:

	Asset Derivatives
	Equity Contracts Risk	Total
SPDR Russell 2000 ETF
Futures Contracts (a)	$1,780	$1,780

(a)	Unrealized appreciation on open futures contracts.

	Net Realized Gain (Loss)
	Equity Contracts Risk	Total
SPDR Russell 2000 ETF
Futures Contracts (a)	$10,502	$10,502

(a)	Net realized gain/loss on futures contracts.

	Net Change in Unrealized Appreciation (Depreciation)
	Equity Contracts Risk	Total
SPDR Russell 2000 ETF
Futures Contracts (a)	$1,780	$1,780

(a)	Net change in unrealized appreciation (depreciation) on futures contracts.

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

4.	Fees and Transactions with Affiliates

Advisory Fee

The Trust, on behalf of each Fund, has entered into an Investment Advisory Agreement with SSGA FM. For its advisory services to the Funds, facilities furnished, and expenses borne by the Adviser, each Fund pays the Adviser a fee accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as shown in the following table:

Annual Rate
SPDR Russell 3000 ETF	0.10%
SPDR Russell 1000 ETF	0.10
SPDR Russell 2000 ETF	0.12
SPDR Russell 1000 Yield Focus ETF	0.20
SPDR Russell 1000 Momentum Focus ETF	0.20
SPDR Russell 1000 Low Volatility Focus ETF	0.20
SPDR S&P 500 Buyback ETF	0.35
SPDR S&P 500 Growth ETF	0.15
SPDR S&P 500 Value ETF	0.15
SPDR S&P 500 High Dividend ETF	0.12
SPDR S&P 500 Fossil Fuel Free ETF	0.25
SPDR Russell Small Cap Completeness ETF	0.10
SPDR S&P 400 Mid Cap Growth ETF	0.15
SPDR S&P 400 Mid Cap Value ETF	0.15
SPDR S&P 600 Small Cap ETF	0.15
SPDR S&P 600 Small Cap Growth ETF	0.15
SPDR S&P 600 Small Cap Value ETF	0.15
SPDR Global Dow ETF	0.50
SPDR Dow Jones REIT ETF	0.25
SPDR S&P Bank ETF	0.35
SPDR S&P Capital Markets ETF	0.35
SPDR S&P Insurance ETF	0.35
SPDR S&P Regional Banking ETF	0.35
SPDR Morgan Stanley Technology ETF	0.35
SPDR S&P Dividend ETF	0.35
SPDR S&P Aerospace & Defense ETF	0.35
SPDR S&P Biotech ETF	0.35
SPDR S&P Health Care Equipment ETF	0.35
SPDR S&P Health Care Services ETF	0.35
SPDR S&P Homebuilders ETF	0.35
SPDR S&P Internet ETF	0.35
SPDR S&P Metals & Mining ETF	0.35
SPDR S&P Oil & Gas Equipment & Services ETF	0.35
SPDR S&P Oil & Gas Exploration & Production ETF	0.35
SPDR S&P Pharmaceuticals ETF	0.35
SPDR S&P Retail ETF	0.35
SPDR S&P Semiconductor ETF.	0.35
SPDR S&P Software & Services ETF	0.35
SPDR S&P Technology Hardware ETF	0.35

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

Annual Rate
SPDR S&P Telecom ETF	0.35%
SPDR S&P Transportation ETF	0.35
SPDR S&P 1500 Value Tilt ETF	0.12
SPDR S&P 1500 Momentum Tilt ETF	0.12
SPDR Russell 1000 Low Volatility ETF	0.12
SPDR Russell 2000 Low Volatility ETF	0.12
SPDR MSCI USA Strategic Factors ETF	0.15
SPDR Wells Fargo Preferred Stock ETF	0.45
SPDR FactSet Innovative Technology ETF	0.45
SPDR SSGA Gender Diversity Index ETF	0.20

The Adviser pays all operating expenses of each Fund other than management fee, distribution fee pursuant to each Fund’s Distribution and Service Plan, if any, brokerage expenses, taxes, interest, the fees and expenses of the Independent Trustees (including any Trustees’ counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.

For the SPDR S&P Fossil Fuel Free ETF, the Adviser has contractually agreed to waive its advisory fee and/or reimburse certain expenses, until October 31, 2017, so that the net annual fund operating expenses of the Fund will be limited to 0.20% of the Fund’s average daily net assets before application of any fees and expenses not paid by the Adviser under the Investment Advisory Agreement (except for acquired fund fees and expenses from holdings in acquired funds for non-cash management purposes), if any. The contractual fee waiver and/or reimbursement does not provide for the recoupment by the Adviser of any fees the Adviser previously waived. The Adviser may continue the waiver and/or reimbursement from year to year, but there is no guarantee that the Adviser will do so and the waiver and/or reimbursement may be cancelled or modified at any time after October 31, 2017. This waiver and/or reimbursement may not be terminated prior to October 31, 2017 except with the approval of the Fund’s Board of Trustees.

On October 29, 2014, the Adviser agreed to make a voluntary contribution of $843,438 to the SPDR S&P Pharmaceuticals ETF in connection with a portfolio investment matter.

On November 2, 2015, the Adviser agreed to make a voluntary contribution of $512,060 to the SPDR Morgan Stanley Technology ETF in connection with a portfolio matter.

SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian, sub-administrator and transfer agent. State Street receives fees for its services as custodian, sub-administrator and transfer agent from the Adviser.

The Funds may invest in affiliated entities, included securities issued by State Street, affiliated funds, or entities deemed to be affiliates as a result of the Fund owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended June 30, 2016 are disclosed in the applicable Schedules of Investments.

Distribution Fees

State Street Global Markets, LLC (“SSGM” or the “Distributor”), an affiliate of the Adviser, serves as the distributor of the Trust. Pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act, each Fund (except for the SPDR Russell 3000 ETF) is authorized to pay an amount of up to 0.25% of its average daily net assets for certain distribution-related activities. However, the Board has determined that no such payments will be made through at least October 31, 2016 and therefore no such payments have been made.

Other Transactions with Affiliates — Securities Lending

State Street, an affiliate of the Funds, acts as the securities lending agent for the Funds, pursuant to an amended and restated securities lending authorization agreement dated November 28, 2007.

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

Proceeds collected by State Street on investment of cash collateral or any fee income are allocated as follows (after deduction of such other amounts payable to State Street under the terms of the securities lending agreement): 85% payable to the Fund, and 15% payable to State Street.

In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Prime Portfolio (“Prime Portfolio”), an affiliated money market fund, for which SSGA FM serves as investment adviser. See Note 9 for additional information regarding securities lending.

Other Transactions with Affiliates

The Funds may invest in affiliated entities, included securities issued by State Street, affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended June 30, 2016 are disclosed in the Schedule of Investments.

In certain circumstances, a fund/funds may have cash overdraft with the custodian. The Due to custodian if any, reflects cash overdrawn with SSB as custodian who is an affiliate of the fund/funds. The SPDR Russell 3000 ETF, SPDR Russell 2000 ETF, SPDR Russell Small Cap Completeness ETF, SPDR S&P Biotech ETF, SPDR S&P 1500 Momentum Tilt ETF and SPDR FactSet innovative Technology ETF had cash overdrafts related to corporate actions and failing sales transactions.

5.	Trustees’ Fees

The fees and expenses of the Trust’s trustees, who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Funds. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

6.	Investment Transactions

Purchases and sales of investments (excluding in-kind transactions, short term investments and derivative contracts) for the period ended June 30, 2016, were as follows:

	Purchases	Sales
SPDR Russell 3000 ETF	$11,759,302	$10,368,197
SPDR Russell 1000 ETF	4,291,302	3,851,038
SPDR Russell 2000 ETF	13,151,223	13,646,442
SPDR Russell 1000 Yield Focus ETF	155,141,955	151,640,823
SPDR Russell 1000 Momentum Focus ETF	186,652,684	183,214,580
SPDR Russell 1000 Low Volatility Focus ETF	140,838,374	139,853,652
SPDR S&P 500 Buyback ETF	10,315,386	10,263,710
SPDR S&P 500 Growth ETF	143,895,320	139,999,390
SPDR S&P 500 Value ETF	53,708,479	53,145,552
SPDR S&P 500 High Dividend ETF	2,510,771	2,248,645
SPDR S&P 500 Fossil Fuel Free ETF	2,784,389	2,681,910
SPDR Russell Small Cap Completeness ETF	11,761,494	13,887,992
SPDR S&P 400 Mid Cap Growth ETF	163,280,249	164,280,357
SPDR S&P 400 Mid Cap Value ETF	61,579,939	64,013,406
SPDR S&P 600 Small Cap ETF	102,448,964	107,657,959
SPDR S&P 600 Small Cap Growth ETF	347,070,944	371,046,625
SPDR S&P 600 Small Cap Value ETF	198,625,607	214,971,737
SPDR Global Dow ETF	13,889,572	13,843,831
SPDR Dow Jones REIT ETF	325,871,469	317,774,024
SPDR S&P Bank ETF	1,285,766,994	1,265,906,243
SPDR S&P Capital Markets ETF	32,427,096	32,448,501
SPDR S&P Insurance ETF	173,275,885	167,852,690

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

	Purchases	Sales
SPDR S&P Regional Banking ETF	$1,898,881,183	$1,899,608,480
SPDR Morgan Stanley Technology ETF	159,443,392	146,851,605
SPDR S&P Dividend ETF	4,138,493,407	4,537,106,742
SPDR S&P Aerospace & Defense ETF	46,376,801	48,796,950
SPDR S&P Biotech ETF	1,641,657,938	1,605,190,764
SPDR S&P Health Care Equipment ETF	18,619,374	22,160,302
SPDR S&P Health Care Services ETF	78,983,680	78,203,671
SPDR S&P Homebuilders ETF	724,402,004	724,430,764
SPDR S&P Internet ETF	187,240	—
SPDR S&P Metals & Mining ETF	204,513,452	204,727,769
SPDR S&P Oil & Gas Equipment & Services ETF	101,970,929	102,013,059
SPDR S&P Oil & Gas Exploration & Production ETF	737,392,868	742,469,934
SPDR S&P Pharmaceuticals ETF	491,138,921	533,028,215
SPDR S&P Retail ETF	315,615,723	303,792,846
SPDR S&P Semiconductor ETF	99,089,320	90,282,014
SPDR S&P Software & Services ETF	30,513,764	30,282,649
SPDR S&P Technology Hardware ETF	237,604	—
SPDR S&P Telecom ETF	10,776,736	10,426,763
SPDR S&P Transportation ETF	76,710,366	77,374,757
SPDR S&P 1500 Value Tilt ETF	667,456	768,069
SPDR S&P 1500 Momentum Tilt ETF	9,885,520	9,746,168
SPDR Russell 1000 Low Volatility ETF	26,199,238	26,533,323
SPDR Russell 2000 Low Volatility ETF	26,428,200	26,599,638
SPDR MSCI USA Strategic Factors ETF	904,875	876,632
SPDR Wells Fargo Preferred Stock ETF	119,380,059	128,221,799
SPDR FactSet Innovative Technology ETF	780,920	597,951
SPDR SSGA Gender Diversity Index ETF	2,045,593	2,179,968

For the period ended June 30, 2016, the following Funds had in-kind contributions, redemptions and net realized gains/losses in the amounts as follows:

	Contributions	Redemptions	Realized Gain/(Loss)
SPDR Russell 3000 ETF	$130,645,747	$38,288,817	$12,469,823
SPDR Russell 1000 ETF	19,186,058	—	—
SPDR Russell 2000 ETF	78,411,329	58,506,269	6,173,545
SPDR Russell 1000 Yield Focus ETF	329,334,562	—	—
SPDR Russell 1000 Momentum Focus ETF	—	2,977,313	243,080
SPDR Russell 1000 Low Volatility Focus ETF	354,498,699	—	—
SPDR S&P 500 Buyback ETF	—	4,503,645	(398,431)
SPDR S&P 500 Growth ETF	190,394,399	54,280,121	24,842,074
SPDR S&P 500 Value ETF	19,143,544	5,087,162	1,029,974
SPDR S&P 500 High Dividend ETF	34,270,673	4,373,864	39,213
SPDR S&P 500 Fossil Fuel Free ETF	97,955,128	—	—
SPDR Russell Small Cap Completeness ETF	—	28,496,573	7,632,204
SPDR S&P 400 Mid Cap Growth ETF	145,371,211	39,284,732	8,552,810

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

	Contributions	Redemptions	Realized Gain/(Loss)
SPDR S&P 400 Mid Cap Value ETF	$95,084,922	$94,722,301	$1,708,084
SPDR S&P 600 Small Cap ETF	60,965,440	15,525,658	5,022,524
SPDR S&P 600 Small Cap Growth ETF	240,361,499	78,299,191	24,581,726
SPDR S&P 600 Small Cap Value ETF	178,756,137	52,671,504	11,263,594
SPDR Global Dow ETF	—	12,613,932	2,430,886
SPDR Dow Jones REIT ETF	663,737,585	263,545,519	93,941,051
SPDR S&P Bank ETF	1,592,675,719	2,106,553,669	289,736,390
SPDR S&P Capital Markets ETF	52,579,196	103,331,175	(2,038,944)
SPDR S&P Insurance ETF	673,412,714	461,794,672	33,678,017
SPDR S&P Regional Banking ETF	4,992,360,201	5,661,709,400	(7,383,045)
SPDR Morgan Stanley Technology ETF	71,063,437	13,057,111	4,205,448
SPDR S&P Dividend ETF	1,765,279,289	1,886,459,737	516,317,144
SPDR S&P Aerospace & Defense ETF	96,206,244	72,196,472	13,973,028
SPDR S&P Biotech ETF	6,245,979,669	6,112,301,475	257,578,185
SPDR S&P Health Care Equipment ETF	11,296,044	10,133,921	3,124,438
SPDR S&P Health Care Services ETF	171,813,412	62,227,418	6,773,864
SPDR S&P Homebuilders ETF	2,410,313,596	2,732,563,744	116,715,500
SPDR S&P Internet ETF	4,800,782	—	—
SPDR S&P Metals & Mining ETF	2,147,651,430	1,824,654,479	131,732,098
SPDR S&P Oil & Gas Equipment & Services ETF	182,997,059	119,257,517	4,654,573
SPDR S&P Oil & Gas Exploration & Production ETF	8,084,574,244	7,233,239,473	370,933,224
SPDR S&P Pharmaceuticals ETF	388,001,166	692,637,403	65,960,786
SPDR S&P Retail ETF	5,681,977,529	6,219,746,368	(38,708,232)
SPDR S&P Semiconductor ETF	237,743,748	253,464,441	6,692,732
SPDR S&P Software & Services ETF	5,159,507	9,767,549	2,817,249
SPDR S&P Technology Hardware ETF	4,754,158	—	—
SPDR S&P Telecom ETF	11,167,631	58,617,547	(2,418,185)
SPDR S&P Transportation ETF	72,502,670	236,744,227	1,032,207
SPDR S&P 1500 Value Tilt ETF	—	7,617,489	1,343,544
SPDR S&P 1500 Momentum Tilt ETF	8,335,646	8,273,689	1,081,749
SPDR Russell 1000 Low Volatility ETF	37,965,400	3,895,737	697,261
SPDR Russell 2000 Low Volatility ETF	29,967,504	—	—
SPDR MSCI USA Strategic Factors ETF	2,984,537	3,001,603	37,793
SPDR Wells Fargo Preferred Stock ETF	283,720,151	35,666,543	1,737,093
SPDR FactSet Innovative Technology ETF	4,865,758	—	—
SPDR SSGA Gender Diversity Index ETF	257,998,638	3,159,833	207,941

The in-kind contributions and in-kind redemptions in this table may not accord with the beneficial interest transactions on the Statements of Changes in Net Assets. The table represents the accumulation of a Fund’s daily net shareholder transactions while the Statements of Changes in Net Assets reflects gross shareholder transactions including any cash component of the transaction. The Funds reclassified these non-taxable gains and losses on the in-kind redemption of Creation Units as an increase or decrease to paid in capital in the Statements of Assets and Liabilities.

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

7.	Shareholder Transactions

Each Fund issues and redeems its shares, at net asset value, only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a fund may consist of the in-kind deposit of a designated portfolio of securities and a specified amount of cash, except for certain funds that invest in TBAs or mortgage backed securities. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the Trust and/or Custodian, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. An additional variable fee may be charged for certain transactions. Such variable charges, if any, are included in “Other Capital” on the Statements of Changes in Net Assets.

8.	Income Tax Information

The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. The federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed each Fund’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for character of distributions, nontaxable dividend adjustments to income, in-kind transactions, foreign currencies, REITs, passive foreign investment companies, distributions from MLPs, and wash sale loss deferrals, partnership basis adjustments, futures contracts, equalization, and litigation settlement. In addition, certain Funds claimed a portion of the payments made to redeeming shareholders as a distribution for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2016, was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
SPDR Russell 3000 ETF	$5,829,503	$—	$—	$5,829,503
SPDR Russell 1000 ETF	1,749,803	—	—	1,749,803
SPDR Russell 2000 ETF	1,865,716	—	—	1,865,716
SPDR Russell 1000 Yield Focus ETF	6,366,691	—	—	6,366,691
SPDR Russell 1000 Momentum Focus ETF	3,435,499	—	—	3,435,499
SPDR Russell 1000 Low Volatility Focus ETF	4,339,058	—	—	4,339,058
SPDR S&P 500 Buyback ETF	256,989	—	—	256,989
SPDR S&P 500 Growth ETF	10,139,943	—	—	10,139,943
SPDR S&P 500 Value ETF	5,927,401	—	—	5,927,401
SPDR S&P 500 High Dividend ETF	436,351	3,377	—	439,728
SPDR S&P 500 Fossil Fuel Free ETF	775,092	—	—	775,092
SPDR Russell Small Cap Completeness ETF	1,349,012	2,553,345	—	3,902,357
SPDR S&P 400 Mid Cap Growth ETF	3,302,293	4,395,305	—	7,697,598

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
SPDR S&P 400 Mid Cap Value ETF	$6,898,975	$—	$—	$6,898,975
SPDR S&P 600 Small Cap ETF	7,389,148	7,545,046	—	14,934,194
SPDR S&P 600 Small Cap Growth ETF	10,672,187	24,390,080	—	35,062,267
SPDR S&P 600 Small Cap Value ETF	14,383,697	12,167,198	—	26,550,895
SPDR Global Dow ETF	2,263,923	—	—	2,263,923
SPDR Dow Jones REIT ETF	125,941,984	—	—	125,941,984
SPDR S&P Bank ETF	45,203,374	—	—	45,203,374
SPDR S&P Capital Markets ETF	2,749,331	—	—	2,749,331
SPDR S&P Insurance ETF	9,742,845	—	—	9,742,845
SPDR S&P Regional Banking ETF	43,313,492	—	—	43,313,492
SPDR Morgan Stanley Technology ETF	4,299,227	—	—	4,299,227
SPDR S&P Dividend ETF	439,836,434	346,042,289	—	785,878,723
SPDR S&P Aerospace & Defense ETF	2,171,959	1,303,034	—	3,474,993
SPDR S&P Biotech ETF	9,602,797	—	—	9,602,797
SPDR S&P Health Care Equipment ETF	835,736	2,847,021	—	3,682,757
SPDR S&P Health Care Services ETF	1,924,192	—	—	1,924,192
SPDR S&P Homebuilders ETF	9,451,690	—	—	9,451,690
SPDR S&P Metals & Mining ETF	8,480,326	—	—	8,480,326
SPDR S&P Oil & Gas Equipment & Services ETF	2,988,892	—	—	2,988,892
SPDR S&P Oil & Gas Exploration & Production ETF	23,739,194	—	—	23,739,194
SPDR S&P Pharmaceuticals ETF	46,851,718	—	—	46,851,718
SPDR S&P Retail ETF	8,889,779	—	—	8,889,779
SPDR S&P Semiconductor ETF	1,263,058	—	—	1,263,058
SPDR S&P Software & Services ETF	323,266	—	—	323,266
SPDR S&P Telecom ETF	350,399	—	—	350,399
SPDR S&P Transportation ETF	2,514,275	—	—	2,514,275
SPDR S&P 1500 Value Tilt ETF	156,642	141,578	—	298,220
SPDR S&P 1500 Momentum Tilt ETF	280,813	—	—	280,813
SPDR Russell 1000 Low Volatility ETF	990,751	280,861	—	1,271,612
SPDR Russell 2000 Low Volatility ETF	1,362,941	—	—	1,362,941
SPDR MSCI USA Strategic Factors ETF	112,703	—	—	112,703
SPDR Wells Fargo Preferred Stock ETF	22,024,573	—	—	22,024,573
SPDR SSGA Gender Diversity Index ETF	1,506,750	—	—	1,506,750

The tax character of distributions paid during the year ended June 30, 2015 was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
SPDR Russell 3000 ETF	$4,774,396	$—	$—	$4,774,396
SPDR Russell 1000 ETF	1,127,717	—	—	1,127,717
SPDR Russell 2000 ETF	1,413,906	—	—	1,413,906
SPDR S&P 500 Buyback ETF	63,154	—	—	63,154
SPDR S&P 500 Growth ETF	7,577,305	—	—	7,577,305
SPDR S&P 500 Value ETF	5,365,348	85,519	—	5,450,867
SPDR Russell Small Cap Completeness ETF	3,216,037	1,429,279	—	4,645,316

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
SPDR S&P 400 Mid Cap Growth ETF	$2,110,177	$1,455,557	$—	$3,565,734
SPDR S&P 400 Mid Cap Value ETF	4,230,850	—	—	4,230,850
SPDR S&P 600 Small Cap ETF	7,939,101	5,134,397	—	13,073,498
SPDR S&P 600 Small Cap Growth ETF	9,828,141	9,473,631	—	19,301,772
SPDR S&P 600 Small Cap Value ETF	15,298,371	8,922,551	—	24,220,922
SPDR Global Dow ETF	2,423,627	—	—	2,423,627
SPDR Dow Jones REIT ETF	94,705,493	—	—	94,705,493
SPDR S&P Bank ETF	43,993,335	—	—	43,993,335
SPDR S&P Capital Markets ETF	3,403,029	—	—	3,403,029
SPDR S&P Insurance ETF	6,045,751	—	—	6,045,751
SPDR S&P Regional Banking ETF	37,858,883	—	—	37,858,883
SPDR Morgan Stanley Technology ETF	2,877,550	—	—	2,877,550
SPDR S&P Dividend ETF	465,276,926	199,736,435	—	665,013,361
SPDR S&P Aerospace & Defense ETF	928,136	—	—	928,136
SPDR S&P Biotech ETF	14,569,189	—	—	14,569,189
SPDR S&P Health Care Equipment ETF	508,057	209,213	—	717,270
SPDR S&P Health Care Services ETF	932,323	355,031	—	1,287,354
SPDR S&P Homebuilders ETF	8,602,911	—	—	8,602,911
SPDR S&P Metals & Mining ETF	7,206,294	—	—	7,206,294
SPDR S&P Oil & Gas Equipment & Services ETF	3,799,171	—	—	3,799,171
SPDR S&P Oil & Gas Exploration & Production ETF	18,341,115	—	—	18,341,115
SPDR S&P Pharmaceuticals ETF	35,403,171	23,594,201	—	58,997,372
SPDR S&P Retail ETF	13,037,973	—	—	13,037,973
SPDR S&P Semiconductor ETF	1,002,214	—	—	1,002,214
SPDR S&P Software & Services ETF	150,348	—	—	150,348
SPDR S&P Telecom ETF	660,370	—	—	660,370
SPDR S&P Transportation ETF	2,171,118	—	—	2,171,118
SPDR S&P 1500 Value Tilt ETF	294,293	226,640	—	520,933
SPDR S&P 1500 Momentum Tilt ETF	308,485	—	—	308,485
SPDR Russell 1000 Low Volatility ETF	721,715	457,293	—	1,179,008
SPDR Russell 2000 Low Volatility ETF	558,106	—	—	558,106
SPDR MSCI USA Strategic Factors ETF	23,516	—	—	23,516
SPDR Wells Fargo Preferred Stock ETF	15,486,286	—	—	15,486,286

As of June 30, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Qualified Late-Year Losses & Post October Capital Losses*	Total
SPDR Russell 3000 ETF	$202,250	$(831,123)	$—	$21,940,484	$(83,710)	$21,227,901
SPDR Russell 1000 ETF	—	(462,302)	—	14,902,399	(155,155)	14,284,942
SPDR Russell 2000 ETF	—	—	—	(8,765,304)	1,709,220	(10,474,524)
SPDR Russell 1000 Yield Focus ETF	11,431,367	—	34,483	12,297,057	—	23,762,907
SPDR Russell 1000 Momentum Focus ETF	179,352	(6,611,826)	—	17,503,712	—	11,071,238

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Qualified Late-Year Losses & Post October Capital Losses*	Total
SPDR Russell 1000 Low Volatility Focus ETF	$6,855,332	$—	$20,701	$18,433,644	$—	$25,309,677
SPDR S&P 500 Buyback ETF	—	(586,503)	—	(453,981)	—	(1,040,484)
SPDR S&P 500 Growth ETF	—	(25,193,040)	—	103,244,280	(14,773,088)	63,278,152
SPDR S&P 500 Value ETF	—	(714,314)	—	11,985,618	—	11,271,304
SPDR S&P 500 High Dividend ETF	—	—	—	1,957,939	—	1,957,939
SPDR S&P 500 Fossil Fuel Free ETF	—	(16,964)	—	2,283,335	—	2,266,371
SPDR Russell Small Cap Completeness ETF	—	—	—	5,081,692	—	5,081,692
SPDR S&P 400 Mid Cap Growth ETF	—	—	—	23,265,633	(3,532,198)	19,733,435
SPDR S&P 400 Mid Cap Value ETF	—	(1,874,391)	—	5,404,313	—	3,529,922
SPDR S&P 600 Small Cap ETF	—	—	8,672,588	25,986,825	—	34,659,413
SPDR S&P 600 Small Cap Growth ETF	—	—	—	57,772,892	(22,471,588)	35,301,304
SPDR S&P 600 Small Cap Value ETF	6,233,814	—	993,081	1,913,406	—	9,140,301
SPDR Global Dow ETF	105,152	(31,938,223)	—	(2,495,747)	—	(34,328,818)
SPDR Dow Jones REIT ETF	—	(295,872,677)	—	841,740,309	—	545,867,632
SPDR S&P Bank ETF	2,177,837	(917,886,170)	—	(169,511,698)	—	(1,085,220,031)
SPDR S&P Capital Markets ETF	—	(96,069,924)	—	(15,790,906)	—	(111,860,830)
SPDR S&P Insurance ETF	—	(54,129,957)	—	(8,669,055)	—	(62,799,012)
SPDR S&P Regional Banking ETF	—	(661,926,389)	—	(163,156,815)	—	(825,083,204)
SPDR Morgan Stanley Technology ETF	—	(3,297,594)	—	53,943,805	—	50,646,211
SPDR S&P Dividend ETF	—	—	—	3,278,325,663	—	3,278,325,663
SPDR S&P Aerospace & Defense ETF	—	(7,647,400)	—	7,514,153	—	(133,247)
SPDR S&P Biotech ETF	—	(838,489,044)	—	(481,270,764)	—	(1,319,759,808)
SPDR S&P Health Care Equipment ETF	2,050	—	—	10,701,437	(426,712)	10,276,775
SPDR S&P Health Care Services ETF	108,653	(7,554,880)	—	(1,953,464)	—	(9,399,691)
SPDR S&P Homebuilders ETF	473,401	(638,964,947)	—	(102,922,132)	—	(741,413,678)
SPDR S&P Internet ETF	—	—	—	265,422	—	265,422
SPDR S&P Metals & Mining ETF	—	(1,242,326,054)	—	(25,889,092)	—	(1,268,215,146)
SPDR S&P Oil & Gas Equipment & Services ETF	—	(252,071,598)	—	(56,948,647)	—	(309,020,245)
SPDR S&P Oil & Gas Exploration & Production ETF	—	(1,581,019,072)	—	(308,442,940)	—	(1,889,462,012)
SPDR S&P Pharmaceuticals ETF	275,332	(101,432,829)	—	(81,209,591)	—	(182,367,088)
SPDR S&P Retail ETF	—	(262,344,843)	—	(123,174,864)	—	(385,519,707)
SPDR S&P Semiconductor ETF	—	(43,222,887)	—	(12,945,435)	—	(56,168,322)
SPDR S&P Software & Services ETF	—	(1,042,456)	—	3,102,748	—	2,060,292
SPDR S&P Technology Hardware ETF	2,143	—	—	321,132	—	323,275
SPDR S&P Telecom ETF	—	(5,236,468)	—	(1,114,666)	—	(6,351,134)

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Qualified Late-Year Losses & Post October Capital Losses*	Total
SPDR S&P Transportation ETF	$73,973	$(19,063,357)	$—	$(39,176,247)	$—	$(58,165,631)
SPDR S&P 1500 Value Tilt ETF	—	—	—	(49,776)	(5,124)	(54,900)
SPDR S&P 1500 Momentum Tilt ETF	103,898	(933,854)	—	1,662,576	—	832,620
SPDR Russell 1000 Low Volatility ETF	—	—	76,050	4,961,973	—	5,038,023
SPDR Russell 2000 Low Volatility ETF	85,004	(426,763)	—	2,679,184	—	2,337,425
SPDR MSCI USA Strategic Factors ETF	—	—	—	143,071	(9,116)	133,955
SPDR Wells Fargo Preferred Stock ETF	1,952,833	(15,841,047)	—	19,275,073	—	5,386,859
SPDR FactSet Innovative Technology ETF	53,880	—	—	429,399	—	483,279
SPDR SSGA Gender Diversity Index ETF	—	(8,257)	—	14,942,557	—	14,934,300

*	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of June 30, 2016, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

	Expiring 2017	Expiring 2018	Expiring 2019	Non-Expiring Short Term*	Non-Expiring Long Term*	Total
SPDR Russell 3000 ETF	$—	$—	$831,123	$—	$—	$831,123
SPDR Russell 1000 ETF	—	234,337	227,965	—	—	462,302
SPDR Russell 1000 Momentum Focus ETF	—	—	—	6,611,826	—	6,611,826
SPDR S&P 500 Buyback ETF	—	—	—	459,915	126,588	586,503
SPDR S&P 500 Growth ETF	—	20,666,647	4,526,393	—	—	25,193,040
SPDR S&P 500 Value ETF	—	—	—	—	714,314	714,314
SPDR S&P 500 Fossil Fuel Free ETF	—	—	—	16,964	—	16,964
SPDR S&P 400 Mid Cap Value ETF	—	—	—	911,099	963,292	1,874,391
SPDR Global Dow ETF	12,535,918	9,895,403	1,919,341	226,908	7,360,653	31,938,223
SPDR Dow Jones REIT ETF	1,122,565	192,486,170	41,263,965	—	60,999,977	295,872,677
SPDR S&P Bank ETF	118,852,502	300,189,040	58,102,723	215,420,320	225,321,585	917,886,170
SPDR S&P Capital Markets ETF	23,772,407	28,551,883	3,599,019	9,194,868	30,951,747	96,069,924
SPDR S&P Insurance ETF	1,401,569	15,750,318	2,228,942	10,773,689	23,975,439	54,129,957
SPDR S&P Regional Banking ETF	24,075,194	150,464,974	69,415,296	210,478,779	207,492,146	661,926,389
SPDR Morgan Stanley Technology ETF	—	3,297,594	—	—	—	3,297,594
SPDR S&P Aerospace & Defense ETF	—	—	—	4,455,905	3,191,495	7,647,400
SPDR S&P Biotech ETF	—	48,014,729	31,726,818	612,011,213	146,736,284	838,489,044
SPDR S&P Health Care Services ETF	—	—	—	5,114,684	2,440,196	7,554,880
SPDR S&P Homebuilders ETF	24,813,335	116,404,014	6,579,404	324,255,604	166,912,590	638,964,947
SPDR S&P Metals & Mining ETF	49,841,508	215,129,022	37,272,818	276,675,507	663,407,199	1,242,326,054
SPDR S&P Oil & Gas Equipment & Services ETF	1,830,538	54,465,863	10,490,714	78,996,096	106,288,387	252,071,598
SPDR S&P Oil & Gas Exploration & Production ETF	11,779,459	112,377,725	24,606,261	894,066,373	538,189,254	1,581,019,072
SPDR S&P Pharmaceuticals ETF	—	—	—	93,158,606	8,274,223	101,432,829
SPDR S&P Retail ETF	250,690	32,271,270	5,453,137	135,845,690	88,524,056	262,344,843

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

	Expiring 2017	Expiring 2018	Expiring 2019	Non-Expiring Short Term*	Non-Expiring Long Term*	Total
SPDR S&P Semiconductor ETF	$12,113,199	$5,691,659	$1,965,596	$10,469,694	$12,982,739	$43,222,887
SPDR S&P Software & Services ETF	—	—	—	716,311	326,145	1,042,456
SPDR S&P Telecom ETF	—	—	—	2,957,152	2,279,316	5,236,468
SPDR S&P Transportation ETF	—	—	—	5,837,904	13,225,453	19,063,357
SPDR S&P 1500 Momentum Tilt ETF	—	—	—	926,701	7,153	933,854
SPDR Russell 2000 Low Volatility ETF	—	—	—	426,763	—	426,763
SPDR Wells Fargo Preferred Stock ETF	—	18,976	173,528	8,981,639	6,666,904	15,841,047
SPDR SSGA Gender Diversity Index ETF	—	—	—	8,257	—	8,257

*	Must be utilized prior to losses subject to expiration.

As of June 30, 2016, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SPDR Russell 3000 ETF	$331,372,805	$41,915,183	$19,974,699	$21,940,484
SPDR Russell 1000 ETF	82,823,502	17,951,048	3,048,649	14,902,399
SPDR Russell 2000 ETF	114,363,551	4,867,126	13,632,468	(8,765,342)
SPDR Russell 1000 Yield Focus ETF	347,101,648	24,646,374	12,349,317	12,297,057
SPDR Russell 1000 Momentum Focus ETF	328,913,052	26,400,986	8,897,274	17,503,712
SPDR Russell 1000 Low Volatility Focus ETF	367,712,038	26,790,873	8,357,229	18,433,644
SPDR S&P 500 Buyback ETF	9,678,051	552,510	1,006,491	(453,981)
SPDR S&P 500 Growth ETF	621,930,107	113,682,200	10,437,920	103,244,280
SPDR S&P 500 Value ETF	239,659,657	26,614,005	14,628,387	11,985,618
SPDR S&P 500 High Dividend ETF	30,270,701	2,282,009	324,070	1,957,939
SPDR S&P 500 Fossil Fuel Free ETF	97,950,549	5,500,941	3,217,606	2,283,335
SPDR Russell Small Cap Completeness ETF	68,478,912	11,608,849	6,527,157	5,081,692
SPDR S&P 400 Mid Cap Growth ETF	353,027,022	37,404,774	14,139,141	23,265,633
SPDR S&P 400 Mid Cap Value ETF	213,525,475	18,455,012	13,050,699	5,404,313
SPDR S&P 600 Small Cap ETF	465,868,585	68,672,444	42,685,619	25,986,825
SPDR S&P 600 Small Cap Growth ETF	714,149,103	88,110,839	30,337,947	57,772,892
SPDR S&P 600 Small Cap Value ETF	545,053,499	46,714,711	44,801,305	1,913,406
SPDR Global Dow ETF	98,425,203	17,109,155	19,595,513	(2,486,358)
SPDR Dow Jones REIT ETF	3,161,163,704	896,144,366	54,404,057	841,740,309
SPDR S&P Bank ETF	2,338,637,455	24,753,913	194,265,611	(169,511,698)
SPDR S&P Capital Markets ETF	111,768,018	1,443,201	17,234,107	(15,790,906)
SPDR S&P Insurance ETF	627,554,973	21,782,363	30,451,418	(8,669,055)
SPDR S&P Regional Banking ETF	1,837,554,623	5,514,522	168,671,337	(163,156,815)
SPDR Morgan Stanley Technology ETF	469,939,777	75,205,450	21,261,645	53,943,805
SPDR S&P Dividend ETF	11,304,787,343	3,341,252,389	62,926,726	3,278,325,663
SPDR S&P Aerospace & Defense ETF	188,223,586	16,125,872	8,611,719	7,514,153
SPDR S&P Biotech ETF	2,772,909,337	41,481,917	522,752,681	(481,270,764)
SPDR S&P Health Care Equipment ETF	43,907,660	11,836,744	1,135,307	10,701,437
SPDR S&P Health Care Services ETF	304,542,425	17,866,454	19,819,918	(1,953,464)
SPDR S&P Homebuilders ETF	1,416,958,694	41,032,791	143,954,923	(102,922,132)

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SPDR S&P Internet ETF	$5,187,240	$284,338	$18,916	$265,422
SPDR S&P Metals & Mining ETF	797,357,800	25,486,013	51,375,105	(25,889,092)
SPDR S&P Oil & Gas Equipment & Services ETF	331,652,709	7,297,043	64,245,689	(56,948,646)
SPDR S&P Oil & Gas Exploration & Production ETF	2,392,571,805	23,946,319	332,389,259	(308,442,940)
SPDR S&P Pharmaceuticals ETF	681,261,993	20,700,233	101,909,824	(81,209,591)
SPDR S&P Retail ETF	665,319,552	2,837,037	126,011,901	(123,174,864)
SPDR S&P Semiconductor ETF	221,733,493	9,036,771	21,982,204	(12,945,433)
SPDR S&P Software & Services ETF	51,507,313	5,332,343	2,229,595	3,102,748
SPDR S&P Technology Hardware ETF	5,237,604	321,132	—	321,132
SPDR S&P Telecom ETF	28,785,298	1,141,970	2,256,636	(1,114,666)
SPDR S&P Transportation ETF	231,305,960	5,828,889	45,005,136	(39,176,247)
SPDR S&P 1500 Value Tilt ETF	4,727,118	346,881	396,657	(49,776)
SPDR S&P 1500 Momentum Tilt ETF	19,807,871	1,892,175	229,599	1,662,576
SPDR Russell 1000 Low Volatility ETF	73,174,933	5,505,693	543,720	4,961,973
SPDR Russell 2000 Low Volatility ETF	73,781,719	4,504,069	1,824,885	2,679,184
SPDR MSCI USA Strategic Factors ETF	6,008,430	310,858	167,787	143,071
SPDR Wells Fargo Preferred Stock ETF	576,106,886	20,259,760	984,687	19,275,073
SPDR FactSet Innovative Technology ETF	5,054,187	749,962	320,563	429,399
SPDR SSGA Gender Diversity Index ETF	254,925,525	19,147,162	4,204,605	14,942,557

9.	Securities Lending

Each Fund may lend securities to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The value of the collateral with respect to a loaned security may be temporarily more or less than the value of a security due to market fluctuations of securities’ values. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral is less than the aggregate market value of the securities which are subject to the loan, the borrower will be notified to provide additional collateral on the next business day.

The Funds will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Funds may bear the risk of delay in recovery of, or even loss of rights in the securities loaned should the borrower fail financially. In addition, a Fund will bear the risk of loss of any cash collateral that it may invest. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as the lending agent. Additionally, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities.

The market value of securities on loan as of June 30, 2016, and the value of the invested cash collateral are disclosed in the Funds’ Statements of Assets and Liabilities. Non-cash collateral is not disclosed in the Funds’ Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Funds, and the Funds do not have the ability to re-hypothecate those securities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent.

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

The following is a summary of each Fund’s securities lending agreements and related cash and non-cash collateral received as of June 30, 2016:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non Cash Collateral Received*	Total Collateral Received
SPDR Russell 3000 ETF	$14,150,158	$12,069,723	$2,227,330	$14,297,053
SPDR Russell 1000 ETF	7,706,895	4,634,658	3,145,627	7,780,285
SPDR Russell 2000 ETF	20,040,728	17,750,322	2,499,819	20,250,141
SPDR S&P 500 Growth ETF	19,342,437	14,589,098	5,200,159	19,789,257
SPDR S&P 500 Value ETF	9,863,158	5,410,163	4,532,675	9,942,838
SPDR Russell Small Cap Completeness ETF	13,719,490	11,054,104	2,810,181	13,864,285
SPDR S&P 400 Mid Cap Growth ETF	37,914,793	31,109,942	7,179,648	38,289,590
SPDR S&P 400 Mid Cap Value ETF	15,694,159	11,808,397	4,028,152	15,836,549
SPDR S&P 600 Small Cap ETF	53,851,614	48,808,779	5,262,893	54,071,672
SPDR S&P 600 Small Cap Growth ETF	102,921,456	86,368,569	17,251,239	103,619,808
SPDR S&P 600 Small Cap Value ETF	52,152,089	46,102,334	6,328,696	52,431,030
SPDR Global Dow ETF	12,768,868	9,855,686	3,126,011	12,981,697
SPDR Dow Jones REIT ETF	262,577,848	189,464,977	76,628,040	266,093,017
SPDR S&P Bank ETF	141,298,437	127,748,999	13,571,223	141,320,222
SPDR S&P Capital Markets ETF	11,917,690	11,032,773	984,320	12,017,093
SPDR S&P Insurance ETF	32,066,242	24,392,904	7,863,263	32,256,167
SPDR S&P Regional Banking ETF	102,383,258	61,790,990	40,794,616	102,585,606
SPDR Morgan Stanley Technology ETF	44,156,072	34,544,012	10,721,521	45,265,533
SPDR S&P Dividend ETF	876,752,559	591,373,476	286,564,445	877,937,921
SPDR S&P Aerospace & Defense ETF	14,344,341	14,250,595	—	14,250,595
SPDR S&P Biotech ETF	449,213,014	418,684,146	40,686,469	459,370,615
SPDR S&P Health Care Equipment ETF	10,580,131	7,247,537	3,452,765	10,700,302
SPDR S&P Health Care Services ETF	23,051,117	19,089,662	4,420,899	23,510,561
SPDR S&P Homebuilders ETF	130,603,290	74,415,907	59,456,970	133,872,877
SPDR S&P Metals & Mining ETF	126,097,038	105,496,779	19,257,896	124,754,675
SPDR S&P Oil & Gas Equipment & Services ETF	54,383,944	35,848,513	19,167,520	55,016,033
SPDR S&P Oil & Gas Exploration & Production ETF	163,003,533	141,058,762	32,216,524	173,275,286
SPDR S&P Pharmaceuticals ETF	92,109,777	92,017,059	2,919,898	94,936,957
SPDR S&P Retail ETF	56,773,440	51,447,479	6,152,012	57,599,491
SPDR S&P Semiconductor ETF	16,492,702	13,155,324	3,249,797	16,405,121
SPDR S&P Software & Services ETF	10,274,613	9,073,151	1,198,912	10,272,063
SPDR S&P Telecom ETF	5,209,026	4,330,835	961,414	5,292,249
SPDR S&P Transportation ETF	23,959,520	21,972,525	2,187,695	24,160,220
SPDR S&P 1500 Value Tilt ETF	899,725	736,824	168,586	905,410
SPDR S&P 1500 Momentum Tilt ETF	4,059,281	3,352,527	737,825	4,090,352
SPDR Russell 1000 Low Volatility ETF	14,655,304	10,392,456	4,304,902	14,697,358
SPDR Russell 2000 Low Volatility ETF	15,024,687	10,483,308	4,643,221	15,126,529
SPDR Wells Fargo Preferred Stock ETF	30,720,694	31,379,715	—	31,379,715

*	The non-cash collateral includes U.S. Treasuries and U.S. Government Agency securities.

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2016:

SPDR Russell 3000 ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$12,069,723	$—	$—	$—	$12,069,723

Total Borrowings	$12,069,723	$—	$—	$—	$12,069,723

Gross amount of recognized liabilities for securities lending transactions					$12,069,723

SPDR Russell 1000 ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$4,634,658	$—	$—	$—	$4,634,658

Total Borrowings	$4,634,658	$—	$—	$—	$4,634,658

Gross amount of recognized liabilities for securities lending transactions					$4,634,658

SPDR Russell 2000 ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$17,748,537	$—	$—	$—	$17,748,537
Rights.	1,785	—	—	—	1,785

Total	$17,750,322	$—	$—	$—	$17,750,322

Total Borrowings	$17,750,322	$—	$—	$—	$17,750,322

Gross amount of recognized liabilities for securities lending transactions					$17,750,322

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

SPDR S&P 500 Growth ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$14,589,098	$—	$—	$—	$14,589,098

Total Borrowings	$14,589,098	$—	$—	$—	$14,589,098

Gross amount of recognized liabilities for securities lending transactions					$14,589,098

SPDR S&P 500 Value ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$5,410,163	$—	$—	$—	$5,410,163

Total Borrowings	$5,410,163	$—	$—	$—	$5,410,163

Gross amount of recognized liabilities for securities lending transactions					$5,410,163

SPDR Russell Small Cap Completeness ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$11,054,104	$—	$—	$—	$11,054,104

Total Borrowings	$11,054,104	$—	$—	$—	$11,054,104

Gross amount of recognized liabilities for securities lending transactions					$11,054,104

SPDR S&P 400 Mid Cap Growth ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$31,109,942	$—	$—	$—	$31,109,942

Total Borrowings	$31,109,942	$—	$—	$—	$31,109,942

Gross amount of recognized liabilities for securities lending transactions					$31,109,942

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

SPDR S&P 400 Mid Cap Value ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$11,808,397	$—	$—	$—	$11,808,397

Total Borrowings	$11,808,397	$—	$—	$—	$11,808,397

Gross amount of recognized liabilities for securities lending transactions					$11,808,397

SPDR S&P 600 Small Cap ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$48,808,779	$—	$—	$—	$48,808,779

Total Borrowings	$48,808,779	$—	$—	$—	$48,808,779

Gross amount of recognized liabilities for securities lending transactions					$48,808,779

SPDR S&P 600 Small Cap Growth ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$86,368,569	$—	$—	$—	$86,368,569

Total Borrowings	$86,368,569	$—	$—	$—	$86,368,569

Gross amount of recognized liabilities for securities lending transactions					$86,368,569

SPDR S&P 600 Small Cap Value ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$46,102,334	$—	$—	$—	$46,102,334

Total Borrowings	$46,102,334	$—	$—	$—	$46,102,334

Gross amount of recognized liabilities for securities lending transactions					$46,102,334

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

SPDR Global Dow ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$9,855,686	$—	$—	$—	$9,855,686

Total Borrowings	$9,855,686	$—	$—	$—	$9,855,686

Gross amount of recognized liabilities for securities lending transactions					$9,855,686

SPDR Dow Jones REIT ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$189,464,977	$—	$—	$—	$189,464,977

Total Borrowings	$189,464,977	$—	$—	$—	$189,464,977

Gross amount of recognized liabilities for securities lending transactions					$189,464,977

SPDR S&P Bank ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$127,748,999	$—	$—	$—	$127,748,999

Total Borrowings	$127,748,999	$—	$—	$—	$127,748,999

Gross amount of recognized liabilities for securities lending transactions					$127,748,999

SPDR S&P Capital Markets ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$11,032,773	$—	$—	$—	$11,032,773

Total Borrowings	$11,032,773	$—	$—	$—	$11,032,773

Gross amount of recognized liabilities for securities lending transactions					$11,032,773

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

SPDR S&P Insurance ETF

	Remaining Contractual Maturity of the Agreements As of March 31, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$24,392,904	$—	$—	$—	$24,392,904

Total Borrowings	$24,392,904	$—	$—	$—	$24,392,904

Gross amount of recognized liabilities for securities lending transactions					$24,392,904

SPDR S&P Regional Banking ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$61,790,990	$—	$—	$—	$61,790,990

Total Borrowings	$61,790,990	$—	$—	$—	$61,790,990

Gross amount of recognized liabilities for securities lending transactions					$61,790,990

SPDR Morgan Stanley Technology ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$34,544,012	$—	$—	$—	$34,544,012

Total Borrowings	$34,544,012	$—	$—	$—	$34,544,012

Gross amount of recognized liabilities for securities lending transactions					$34,544,012

SPDR S&P Dividend ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$591,373,476	$—	$—	$—	$591,373,476

Total Borrowings	$591,373,476	$—	$—	$—	$591,373,476

Gross amount of recognized liabilities for securities lending transactions					$591,373,476

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

SPDR S&P Aerospace & Defense ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$14,250,595	$—	$—	$—	$14,250,595

Total Borrowings	$14,250,595	$—	$—	$—	$14,250,595

Gross amount of recognized liabilities for securities lending transactions					$14,250,595

SPDR S&P Biotech ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$418,684,146	$—	$—	$—	$418,684,146

Total Borrowings	$418,684,146	$—	$—	$—	$418,684,146

Gross amount of recognized liabilities for securities lending transactions					$418,684,146

SPDR S&P Health Care Equipment ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$7,247,537	$—	$—	$—	$7,247,537

Total Borrowings	$7,247,537	$—	$—	$—	$7,247,537

Gross amount of recognized liabilities for securities lending transactions					$7,247,537

SPDR S&P Health Care Services ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$19,089,662	$—	$—	$—	$19,089,662

Total Borrowings	$19,089,662	$—	$—	$—	$19,089,662

Gross amount of recognized liabilities for securities lending transactions					$19,089,662

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

SPDR S&P Homebuilders ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$74,415,907	$—	$—	$—	$74,415,907

Total Borrowings	$74,415,907	$—	$—	$—	$74,415,907

Gross amount of recognized liabilities for securities lending transactions					$74,415,907

SPDR S&P Metals & Mining ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$105,496,779	$—	$—	$—	$105,496,779

Total Borrowings	$105,496,779	$—	$—	$—	$105,496,779

Gross amount of recognized liabilities for securities lending transactions					$105,496,779

SPDR S&P Oil & Gas Equipment & Services ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$35,848,513	$—	$—	$—	$35,848,513

Total Borrowings	$35,848,513	$—	$—	$—	$35,848,513

Gross amount of recognized liabilities for securities lending transactions					$35,848,513

SPDR S&P Oil & Gas Exploration & Production ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$141,058,762	$—	$—	$—	$141,058,762

Total Borrowings	$141,058,762	$—	$—	$—	$141,058,762

Gross amount of recognized liabilities for securities lending transactions					$141,058,762

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

SPDR S&P Pharmaceuticals ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$92,017,059	$—	$—	$—	$92,017,059

Total Borrowings	$92,017,059	$—	$—	$—	$92,017,059

Gross amount of recognized liabilities for securities lending transactions					$92,017,059

SPDR S&P Retail ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$51,447,479	$—	$—	$—	$51,447,479

Total Borrowings	$51,447,479	$—	$—	$—	$51,447,479

Gross amount of recognized liabilities for securities lending transactions					$51,447,479

SPDR S&P Semiconductor ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$13,155,324	$—	$—	$—	$13,155,324

Total Borrowings	$13,155,324	$—	$—	$—	$13,155,324

Gross amount of recognized liabilities for securities lending transactions					$13,155,324

SPDR S&P Software & Services ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$9,073,151	$—	$—	$—	$9,073,151

Total Borrowings	$9,073,151	$—	$—	$—	$9,073,151

Gross amount of recognized liabilities for securities lending transactions					$9,073,151

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

SPDR S&P Telecom ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$4,330,835	$—	$—	$—	$4,330,835

Total Borrowings	$4,330,835	$—	$—	$—	$4,330,835

Gross amount of recognized liabilities for securities lending transactions					$4,330,835

SPDR S&P Transportation ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$21,972,525	$—	$—	$—	$21,972,525

Total Borrowings	$21,972,525	$—	$—	$—	$21,972,525

Gross amount of recognized liabilities for securities lending transactions					$21,972,525

SPDR S&P 1500 Value Tilt ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$736,824	$—	$—	$—	$736,824

Total Borrowings	$736,824	$—	$—	$—	$736,824

Gross amount of recognized liabilities for securities lending transactions					$736,824

SPDR S&P 1500 Momentum Tilt ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$3,352,527	$—	$—	$—	$3,352,527

Total Borrowings	$3,352,527	$—	$—	$—	$3,352,527

Gross amount of recognized liabilities for securities lending transactions					$3,352,527

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

SPDR Russell 1000 Low Volatility ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$10,392,456	$—	$—	$—	$10,392,456

Total Borrowings	$10,392,456	$—	$—	$—	$10,392,456

Gross amount of recognized liabilities for securities lending transactions					$10,392,456

SPDR Russell 2000 Low Volatility ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$10,483,308	$—	$—	$—	$10,483,308

Total Borrowings	$10,483,308	$—	$—	$—	$10,483,308

Gross amount of recognized liabilities for securities lending transactions					$10,483,308

SPDR Wells Fargo Preferred Stock ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Preferred Stocks	$31,379,715	$—	$—	$—	$31,379,715

Total Borrowings	$31,379,715	$—	$—	$—	$31,379,715

Gross amount of recognized liabilities for securities lending transactions					$31,379,715

10.	Line of Credit

Certain Funds and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $360 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. The agreement expires in October 2016 unless extended or renewed. Prior to October 14, 2015, the participants could borrow up to $300 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreements. The following Funds participate in the credit facility:

SPDR Global Dow ETF

SPDR S&P Bank ETF

SPDR S&P Capital Markets ETF

SPDR S&P Insurance ETF

SPDR S&P Regional Banking ETF

SPDR S&P Aerospace & Defense ETF

SPDR S&P Biotech ETF

SPDR S&P Health Care Equipment ETF

SPDR S&P Health Care Services ETF

SPDR S&P Homebuilders ETF

SPDR S&P Metals & Mining ETF

SPDR S&P Oil & Gas Equipment & Services ETF

SPDR S&P Oil & Gas Exploration & Production ETF

SPDR S&P Pharmaceuticals ETF

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

SPDR S&P Retail ETF
SPDR S&P Semiconductor ETF
SPDR S&P Software & Services ETF
SPDR S&P Telecom ETF
SPDR S&P Transportation ETF
SPDR Wells Fargo Preferred Stock ETF

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operating expenses. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of the New York Fed Bank Rate plus 1%. The Funds had no outstanding loans during the period ended 2016.

11.	Risks

Concentration of Risk

As a result of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if the Funds were more broadly diversified.

Market and Credit Risk

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the general economic conditions and fluctuations of the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

12.	Stock Splits

The Board authorized a 2-for-1 share split for the SPDR Morgan Stanley Technology ETF, SPDR S&P Aerospace & Defense ETF, SPDR S&P Health Care Equipment ETF, SPDR S&P Health Care Services ETF, SPDR S&P Pharmaceuticals ETF, SPDR S&P Retail ETF, SPDR S&P Semiconductor ETF, SPDR S&P Software & Services ETF, and SPDR S&P Transportation ETF effective after the close of trading on September 8, 2015 for shareholders of record on September 8, 2015. The impact of the stock split was to increase the number of shares outstanding by a factor of 2, while decreasing the NAV per share by a factor of 2, resulting in no effect to the net assets of the aforementioned Funds. The Board approved a 3-for-1 share split for the SPDR S&P Biotech ETF effective after the close of trading on September 8, 2015 for shareholders of record on September 8, 2015.

The impact of the stock split was to increase the number of shares outstanding by a factor of 3, while decreasing the NAV per share by a factor of 3, resulting in no effect to the net assets of the aforementioned Funds. The financial statements and financial highlights of the aforementioned Funds have been adjusted to reflect the stock splits.

13.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements other than below.

The Board has approved changing the name of the SPDR MSCI USA Quality Mix ETF, as well as changing its index. Effective July 15, 2016, all references to SPDR MSCI USA Quality Mix ETF in the Prospectus, Summary Prospectus and Statement of Additional Information shall be replaced by references to SPDR MSCI USA Strategic Factors ETF.

The Board has approved changing the name of SPDR Russell Small Cap Completeness ETF, as well as changing its index. Effective on or about August 31, 2016, all references to SPDR Russell Small Cap Completeness ETF, the Prospectus, Summary Prospectus and Statement of Additional Information shall be replaced by references to SPDR S&P 1000 ETF.

The Board has approved changing the name of SPDR Fossil Fuel Free ETF. Effective on or about August 31, 2016, all references to SPDR S&P Fossil Fuel Free ETF in the Prospectus, Summary Prospectus and Statement of Additional Information shall be replaced by references to SPDR S&P Fossil Fuel Reserves Free ETF.

SPDR SERIES TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

SPDR® Series Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SPDR Russell 3000 ETF, SPDR Russell 1000 ETF, SPDR Russell 2000 ETF, SPDR Russell 1000 Yield Focus ETF, SPDR Russell 1000 Momentum Focus ETF, SPDR Russell 1000 Low Volatility Focus ETF, SPDR S&P 500 Buyback ETF, SPDR S&P 500 Growth ETF, SPDR S&P 500 Value ETF, SPDR S&P 500 High Dividend ETF, SPDR S&P 500 Fossil Fuel Free ETF, SPDR Russell Small Cap Completeness ETF, SPDR S&P 400 Mid Cap Growth ETF, SPDR S&P 400 Mid Cap Value ETF, SPDR S&P 600 Small Cap ETF, SPDR S&P 600 Small Cap Growth ETF, SPDR S&P 600 Small Cap Value ETF, SPDR Global Dow ETF, SPDR Dow Jones REIT ETF, SPDR S&P Bank ETF, SPDR S&P Capital Markets ETF , SPDR S&P Insurance ETF , SPDR S&P Regional Banking ETF, SPDR Morgan Stanley Technology ETF, SPDR S&P Dividend ETF, SPDR S&P Aerospace & Defense ETF, SPDR S&P Biotech ETF, SPDR S&P Health Care Equipment ETF, SPDR S&P Health Care Services ETF, SPDR S&P Homebuilders ETF, SPDR S&P Internet ETF, SPDR S&P Metals & Mining ETF, SPDR S&P Oil & Gas Equipment & Services ETF, SPDR S&P Oil & Gas Exploration & Production ETF, SPDR S&P Pharmaceuticals ETF, SPDR S&P Retail ETF, SPDR S&P Semiconductor ETF, SPDR S&P Software & Services ETF, SPDR S&P Technology Hardware ETF, SPDR S&P Telecom ETF, SPDR S&P Transportation ETF, SPDR S&P 1500 Value Tilt ETF, SPDR S&P 1500 Momentum Tilt ETF, SPDR Russell 1000 Low Volatility ETF, SPDR Russell 2000 Low Volatility ETF, SPDR MSCI StrategicFactors ETF (previously SPDR MSCI USA Quality Mix ETF), SPDR Wells Fargo Preferred Stock ETF, SPDR FactSet Innovative Technology ETF and SPDR SSGA Gender Diversity Index ETF (collectively, the “Funds”) (nine of the portfolios constituting SPDR® Series Trust) as of June 30, 2016, and the related statements of operations and changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers or others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Funds of SPDR® Series Trust at June 30, 2016, and the results of their operations, the changes in their net assets and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 26, 2016

SPDR SERIES TRUST

OTHER INFORMATION

June 30, 2016 (Unaudited)

Expense Example

As a shareholder of a Fund, you incur two types of costs (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from January 1, 2016 to June 30, 2016.

The table below illustrates your Fund’s cost in two ways:

•	Based on actual fund return — This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.

•	Based on hypothetical 5% return — This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual			Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period		Ending Account Value	Expenses Paid During Period(a)
SPDR Russell 3000 ETF	0.10%	$1,037.40	$0.51	(a)	$1,024.40	$0.50
SPDR Russell 1000 ETF	0.10	1,037.30	0.51	(a)	1,024.40	0.50
SPDR Russell 2000 ETF	0.12	1,023.70	0.60	(a)	1,024.30	0.60
SPDR Russell 1000 Yield Focus ETF	0.20	1,109.80	1.05	(a)	1,023.90	1.01
SPDR Russell 1000 Momentum Focus ETF	0.20	1,051.10	1.02	(a)	1,023.90	1.01
SPDR Russell 1000 Low Volatility Focus ETF	0.20	1,092.60	1.04	(a)	1,023.90	1.01
SPDR S&P 500 Buyback ETF	0.36	1,011.40	1.80	(a)	1,023.10	1.81
SPDR S&P 500 Growth ETF	0.15	1,015.00	0.75	(a)	1,024.10	0.75
SPDR S&P 500 Value ETF	0.15	1,061.50	0.77	(a)	1,024.10	0.75
SPDR S&P 500 High Dividend ETF	0.12	1,170.80	0.65	(a)	1,024.30	0.60
SPDR S&P 500 Fossil Fuel Free ETF	0.20	1,028.20	1.01	(a)	1,023.90	1.01
SPDR Russell Small Cap Completeness ETF	0.10	1,028.60	0.50	(a)	1,024.40	0.50
SPDR S&P 400 Mid Cap Growth ETF	0.15	1,056.00	0.77	(a)	1,024.10	0.75
SPDR S&P 400 Mid Cap Value ETF	0.15	1,102.30	0.78	(a)	1,024.10	0.75
SPDR S&P 600 Small Cap ETF	0.15	1,062.30	0.77	(a)	1,024.10	0.75
SPDR S&P 600 Small Cap Growth ETF	0.15	1,039.60	0.76	(a)	1,024.10	0.75

SPDR SERIES TRUST

OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

		Actual			Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period		Ending Account Value	Expenses Paid During Period(a)
SPDR S&P 600 Small Cap Value ETF	0.15%	$1,087.30	$0.78	(a)	$1,024.10	$0.75
SPDR Global Dow ETF	0.50	1,005.40	2.49	(a)	1,022.40	2.51
SPDR Dow Jones REIT ETF	0.25	1,106.30	1.31	(a)	1,023.60	1.26
SPDR S&P Bank ETF	0.35	909.90	1.66	(a)	1,023.10	1.76
SPDR S&P Capital Markets ETF	0.35	846.80	1.61	(a)	1,023.10	1.76
SPDR S&P Insurance ETF	0.35	1,031.90	1.77	(a)	1,023.10	1.76
SPDR S&P Regional Banking ETF	0.35	926.20	1.68	(a)	1,023.10	1.76
SPDR Morgan Stanley Technology ETF	0.35	981.30	1.72	(a)	1,023.10	1.76
SPDR S&P Dividend ETF	0.35	1,154.60	1.87	(a)	1,023.10	1.76
SPDR S&P Aerospace & Defense ETF	0.35	938.60	1.69	(a)	1,023.10	1.76
SPDR S&P Biotech ETF	0.35	773.10	1.54	(a)	1,023.10	1.76
SPDR S&P Health Care Equipment ETF	0.35	1,070.80	1.80	(a)	1,023.10	1.76
SPDR S&P Health Care Services ETF	0.35	1,000.20	1.74	(a)	1,023.10	1.76
SPDR S&P Homebuilders ETF	0.35	985.40	1.73	(a)	1,023.10	1.76
SPDR S&P Internet ETF	0.35	1,053.10	0.03	(b)	1,023.10	1.76
SPDR S&P Metals & Mining ETF	0.35	1,642.70	2.30	(a)	1,023.10	1.76
SPDR S&P Oil & Gas Equipment & Services ETF	0.35	1,073.40	1.80	(a)	1,023.10	1.76
SPDR S&P Oil & Gas Exploration & Production ETF	0.35	1,156.80	1.88	(a)	1,023.10	1.76
SPDR S&P Pharmaceuticals ETF	0.35	819.10	1.58	(a)	1,023.10	1.76
SPDR S&P Retail ETF	0.35	976.70	1.72	(a)	1,023.10	1.76
SPDR S&P Semiconductor ETF	0.35	1,021.30	1.76	(a)	1,023.10	1.76
SPDR S&P Software & Services ETF	0.35	1,009.20	1.75	(a)	1,023.10	1.76
SPDR S&P Technology Hardware ETF	0.35	1,064.70	0.03	(b)	1,023.10	1.76
SPDR S&P Telecom ETF	0.35	1,050.30	1.78	(a)	1,023.10	1.76
SPDR S&P Transportation ETF	0.35	1,022.70	1.76	(a)	1,023.10	1.76
SPDR S&P 1500 Value Tilt ETF	0.13	1,040.00	0.66	(a)	1,024.20	0.65
SPDR S&P 1500 Momentum Tilt ETF	0.12	1,038.10	0.61	(a)	1,024.30	0.60
SPDR Russell 1000 Low Volatility ETF	0.12	1,094.10	0.62	(a)	1,024.30	0.60
SPDR Russell 2000 Low Volatility ETF	0.12	1,063.00	0.62	(a)	1,024.30	0.60
SPDR MSCI USA Strategic Factors ETF	0.16	1,051.50	0.82	(a)	1,024.10	0.81
SPDR Wells Fargo Preferred Stock ETF	0.45	1,054.40	2.30	(a)	1,022.60	2.26
SPDR FactSet Innovative Technology ETF	0.46	1,096.70	2.24	(c)	1,022.60	2.31
SPDR SSGA Gender Diversity Index ETF	0.20	1,053.10	0.65	(d)	1,023.90	1.01

(a)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 182, then divided by 366.
(b)	Actual period is from commencement of operations 6/28/2016.
(c)	Actual period is from commencement of operations 1/14/2016.
(d)	Actual period is from commencement of operations 3/8/2016.

SPDR SERIES TRUST

OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended June 30, 2016.

Percentage of distributions which qualify for the corporate dividends received deduction:

Percentage
SPDR Russell 3000 ETF	86.11%
SPDR Russell 1000 ETF	83.12
SPDR Russell 2000 ETF	36.12
SPDR Russell 1000 Yield Focus ETF	31.15
SPDR Russell 1000 Momentum Focus ETF	86.47
SPDR Russell 1000 Low Volatility Focus ETF	35.33
SPDR S&P 500 Buyback ETF	97.90
SPDR S&P 500 Growth ETF	93.96
SPDR S&P 500 Value ETF	95.23
SPDR S&P 500 High Dividend ETF	77.67
SPDR S&P 500 Fossil Fuel Free ETF	98.54
SPDR Russell Small Cap Completeness ETF	49.65
SPDR S&P 400 Mid Cap Growth ETF	58.12
SPDR S&P 400 Mid Cap Value ETF	47.85
SPDR S&P 600 Small Cap ETF	57.25
SPDR S&P 600 Small Cap Growth ETF	69.03
SPDR S&P 600 Small Cap Value ETF	33.00
SPDR Global Dow ETF	33.78
SPDR S&P Bank ETF	100.00
SPDR S&P Capital Markets ETF	93.12
SPDR S&P Insurance ETF	79.52
SPDR S&P Regional Banking ETF	95.53
SPDR Morgan Stanley Technology ETF	100.00
SPDR S&P Dividend ETF	80.32
SPDR S&P Aerospace & Defense ETF	75.38
SPDR S&P Biotech ETF	23.60
SPDR S&P Health Care Equipment ETF	27.96
SPDR S&P Health Care Services ETF	37.28
SPDR S&P Homebuilders ETF	100.00
SPDR S&P Metals & Mining ETF	54.77
SPDR S&P Oil & Gas Equipment & Services ETF	42.64
SPDR S&P Oil & Gas Exploration & Production ETF	72.90
SPDR S&P Pharmaceuticals ETF	17.50
SPDR S&P Retail ETF	71.88
SPDR S&P Semiconductor ETF	100.00
SPDR S&P Software & Services ETF	86.03
SPDR S&P Telecom ETF	92.55
SPDR S&P Transportation ETF	92.24
SPDR S&P 1500 Value Tilt ETF	63.99

SPDR SERIES TRUST

OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

Percentage
SPDR S&P 1500 Momentum Tilt ETF	69.64%
SPDR Russell 1000 Low Volatility ETF	50.10
SPDR Russell 2000 Low Volatility ETF	35.18
SPDR MSCI USA Strategic Factors ETF	92.93
SPDR Wells Fargo Preferred Stock ETF	29.35
SPDR SSGA Gender Diversity Index ETF	100.00

Qualified Dividend Income

A portion of dividends distributed by the Funds during the fiscal year ended June 30, 2016, are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. These amounts are noted below:

Amount
SPDR Russell 3000 ETF	$4,888,294
SPDR Russell 1000 ETF	1,440,081
SPDR Russell 2000 ETF	558,311
SPDR Russell 1000 Yield Focus ETF	5,861,356
SPDR Russell 1000 Momentum Focus ETF	3,360,937
SPDR Russell 1000 Low Volatility Focus ETF	4,297,462
SPDR S&P 500 Buyback ETF	210,867
SPDR S&P 500 Growth ETF	9,361,143
SPDR S&P 500 Value ETF	5,760,000
SPDR S&P 500 High Dividend ETF	310,828
SPDR S&P 500 Fossil Fuel Free ETF	775,092
SPDR Russell Small Cap Completeness ETF	632,637
SPDR S&P 400 Mid Cap Growth ETF	1,922,438
SPDR S&P 400 Mid Cap Value ETF	2,363,431
SPDR S&P 600 Small Cap ETF	3,857,025
SPDR S&P 600 Small Cap Growth ETF	4,462,474
SPDR S&P 600 Small Cap Value ETF	4,814,741
SPDR Global Dow ETF	2,173,209
SPDR S&P Bank ETF	47,599,897
SPDR S&P Capital Markets ETF	2,052,734
SPDR S&P Insurance ETF	10,646,789
SPDR S&P Regional Banking ETF	40,371,178
SPDR Morgan Stanley Technology ETF	5,176,224
SPDR S&P Dividend ETF	296,278,463
SPDR S&P Aerospace & Defense ETF	1,541,557
SPDR S&P Biotech ETF	2,022,822
SPDR S&P Health Care Equipment ETF	136,142
SPDR S&P Health Care Services ETF	1,039,093
SPDR S&P Homebuilders ETF	13,329,976
SPDR S&P Metals & Mining ETF	3,517,705
SPDR S&P Oil & Gas Equipment & Services ETF	1,936,251
SPDR S&P Oil & Gas Exploration & Production ETF	15,798,160

SPDR SERIES TRUST

OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

Amount
SPDR S&P Pharmaceuticals ETF	$3,327,548
SPDR S&P Retail ETF	6,075,178
SPDR S&P Semiconductor ETF	1,530,348
SPDR S&P Software & Services ETF	280,918
SPDR S&P Technology Hardware ETF	2,287
SPDR S&P Telecom ETF	284,619
SPDR S&P Transportation ETF	1,916,268
SPDR S&P 1500 Value Tilt ETF	92,182
SPDR S&P 1500 Momentum Tilt ETF	194,029
SPDR Russell 1000 Low Volatility ETF	533,713
SPDR Russell 2000 Low Volatility ETF	451,893
SPDR MSCI USA Strategic Factors ETF	106,991
SPDR Wells Fargo Preferred Stock ETF	10,007,763
SPDR SSGA Gender Diversity Index ETF	1,638,200

Qualified Interest Income

The Funds designated a portion of dividends distributed during the fiscal year ended June 30, 2016, as qualified interest income. These amounts are noted below:

Amount
SPDR Wells Fargo Preferred Stock ETF	$8,355,184

Long term capital gains dividends were paid from the following Funds during the year ended June 30, 2016:

Amount
SPDR S&P 500 High Dividend ETF	$3,377
SPDR Russell Small Cap Completeness ETF	2,605,975
SPDR S&P 400 Mid Cap Growth ETF	4,434,626
SPDR S&P 600 Small Cap ETF	10,142,010
SPDR S&P 600 Small Cap Growth ETF	28,264,648
SPDR S&P 600 Small Cap Value ETF	19,535,267
SPDR S&P Dividend ETF	511,708,430
SPDR S&P Aerospace & Defense ETF	1,303,034
SPDR S&P Health Care Equipment ETF	2,847,021
SPDR S&P 1500 Value Tilt ETF	141,578
SPDR Russell 1000 Low Volatility ETF	288,227

The Funds designate the following amount of ordinary income distributions paid during the fiscal year ended June 30, 2016 for qualified short term capital gains:

Amount
SPDR Russell 2000 ETF	$500,276
SPDR S&P 500 Buyback ETF	80,072
SPDR S&P 500 High Dividend ETF	8,168
SPDR Russell Small Cap Completeness ETF	209,357
SPDR S&P 400 Mid Cap Value ETF	3,565,591
SPDR S&P 600 Small Cap Growth ETF	3,020,843
SPDR S&P 600 Small Cap Value ETF	7,388,436

SPDR SERIES TRUST

OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

Amount
SPDR S&P Dividend ETF	$102,157,548
SPDR S&P Aerospace & Defense ETF	963,585
SPDR S&P Health Care Equipment ETF	691,948
SPDR S&P Health Care Services ETF	1,474,070
SPDR S&P Pharmaceuticals ETF	43,524,170
SPDR S&P Software & Services ETF	92,191
SPDR S&P Transportation ETF	1,036,480
SPDR S&P 1500 Value Tilt ETF	14,074
SPDR Russell 2000 Low Volatility ETF	51,892
SPDR MSCI USA Strategic Factors ETF	689

SPDR SERIES TRUST

OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e. at a premium) or below (i.e. at a discount) the net asset value of the Fund during the past calendar year can be found at http://www.spdrs.com.

Proxy Voting Policies and Procedures and Records

A description of the Trust’s proxy voting policies and procedures that are used by the Funds’ investment adviser to vote proxies relating to the Funds’ portfolio of securities are available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the website of the U.S. Securities and Exchange Commission, at www.sec.gov.

Information regarding how the investment adviser voted for the prior 12-months period ended June 30 is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Funds’ website at www.spdrs.com.

Quarterly Portfolio Schedule

The Funds file a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-877-521-4083 (toll free) and on the Funds’ website at www.spdrs.com.

Approval of Advisory Agreement

At in-person meetings held prior to June 30, 2016, the Board of Trustees of the Trust (the “Board”) evaluated proposals to continue the Investment Advisory Agreement (the “Agreement”) between the Trust and SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) with respect to the operational equity series of the Trust (collectively, the “Current ETFs”) and to continue and/or approve, as the case may be, the Agreement with respect to the SPDR FactSet Innovative Technology ETF, SPDR SSGA Gender Diversity Index ETF, SPDR S&P Technology Hardware ETF and SPDR S&P Internet ETF, each of which commenced operations during the period covered by this Annual Report (collectively, the “New ETFs”), and the previously approved non-operational series of the Trust (together with the Current ETFs and the New ETFs, the “SPDR ETFs”). The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), also met separately with their independent legal counsel to consider the Agreement.

In evaluating the Agreement, the Board drew on materials provided to them by SSGA FM, the Trust’s investment adviser and administrator, and other materials provided by State Street Bank and Trust Company, the Trust’s sub-administrator, transfer agent and custodian (“State Street”). In deciding whether to approve the Agreement, the Board considered various factors, including the (i) nature, extent and quality of services provided by, or expected to be provided by, the Adviser with respect to the SPDR ETFs under the Agreement, (ii) investment performance of the Current ETFs, (iii) profits realized by the Adviser and its affiliates from its relationship with the Trust, (iv) fees charged to comparable funds, (v) other benefits to the Adviser, and (vi) extent to which economies of scale would be shared as the SPDR ETFs grow.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided by, or expected to be provided by, the Adviser. In doing so, the Trustees relied on their prior experience in overseeing the management of the Trust and materials provided prior to and at the meeting. The Board reviewed the Agreement and the Adviser’s responsibilities for managing investment operations of each of the SPDR ETFs in accordance with each SPDR ETF’s investment objectives and policies, and applicable legal and regulatory requirements. The Board appreciated the relatively unique nature of the SPDR ETFs as exchange-traded funds and the experience and expertise of the Adviser with exchange-traded funds. The Board considered the background and experience of the Adviser’s senior management, including those individuals responsible for portfolio management and regulatory compliance of the SPDR ETFs. The Board also considered the portfolio management resources, structures and practices of the Adviser, including those associated with monitoring and securing each SPDR ETF’s compliance with its investment objectives and policies and with applicable laws and

SPDR SERIES TRUST

OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

regulations. The Board also considered information about the Adviser’s best execution procedures and overall investment management business, noting that the Adviser serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser’s general knowledge of the investment business and that of its affiliates which make up State Street Global Advisors, through which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world’s largest investment management enterprises for indexed products generally and exchange-traded funds in particular. The Board also considered the Adviser’s experience in managing equity exchange-traded funds.

Investment Performance

The Board then reviewed the Current ETFs’ performance, noting that the distinctive indexed investment objective of each of the Current ETFs made analysis of investment performance, in absolute terms, less of a priority than that which normally attaches to the performance of actively-managed funds. Instead, the Board focused on the extent to which each Current ETF achieved its objective as a passively-managed index fund. The Board reviewed information regarding the Current ETFs’ index tracking, noting that each Current ETF satisfactorily tracked its benchmark index.

Profits Realized by the Adviser

The Board considered the profitability of the advisory arrangement with the Current ETFs to the Adviser, including data on the Current ETFs’ historical profitability to the Adviser. The Independent Trustees, through their counsel, had the opportunity to discuss, with representatives of the Adviser and State Street, methodologies used in computing costs that formed the bases of profitability calculations and determined that these methodologies were reasonable.

Fees Charged to Comparable Funds

The Board evaluated each SPDR ETF’s unitary fee through review of comparative information with respect to fees paid by similar funds — i.e., exchange-traded funds tracking equity indexes. The Board reviewed the universe of similar exchange-traded funds for each SPDR ETF based upon data independently obtained from Broadridge Financial Solutions, Inc. (formerly Lipper Analytical Services) and related comparative information for similar exchange-traded funds. The Board also reviewed the historical expense ratios of each Current ETF and estimated expense ratios for each New ETF. In doing so, the Board used a fund by fund analysis of the data.

Other Benefits

The Board also considered whether the Adviser or its affiliates benefited in other ways from its relationship with the Trust, noting that the Adviser does not maintain soft-dollar arrangements in connection with the Trust’s brokerage transactions.

Economies of Scale

The Board reviewed information regarding economies of scale or other efficiencies that may result as each SPDR ETF’s assets grow in size. The Board noted that the Agreement did not provide for breakpoints in each SPDR ETF’s advisory fee rates as assets of a SPDR ETF increase. However, the Board further noted the Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration for the SPDR ETFs by fixing relatively low advisory fees, effectively sharing the benefits of lower fees with the SPDR ETFs from inception. The Adviser also asserted that one of the benefits of the unitary fee was to provide an unvarying expense structure, which could be lost or diluted with the addition of breakpoints. The Board noted that it intends to continue to monitor fees as the SPDR ETFs grow in size and assess whether fee breakpoints may be warranted.

The Board, including the Independent Trustees voting separately, approved the Agreement for each SPDR ETF after weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to the Agreement were as follows: (a) the nature and extent of the services provided, or expected to be provided, by the Adviser with respect to the SPDR ETFs were appropriate; (b) the performance and, more importantly, the index tracking, of each Current ETF had been satisfactory; (c) the Adviser’s unitary fee for each SPDR ETF considered in relation to services provided, or expected to be provided, and in relation to fees charged to comparable funds, was fair and reasonable; (d) profitability of the Trust’s relationships with the Adviser was not excessive; (e) any additional potential benefits to the Adviser or its affiliates were not of a magnitude to materially affect the Board’s conclusions; and (f) fees paid to the Adviser adequately shared the economies of scale with respect to the Current ETFs by way of the relatively low fee structure of the Trust.

SPDR SERIES TRUST

OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

TRUSTEES

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
FRANK NESVET c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1943	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since September 2000	Chief Executive Officer, Libra Group, Inc. (a financial services consulting company) (1998-present).	218	SPDR Index Shares Funds (Trustee); SSGA Master Trust (Trustee); SSGA Active Trust (Trustee).
DAVID M. KELLY c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1938	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since September 2000	Retired.	218	Chicago Stock Exchange (Former Director, retired); Penson Worldwide Inc. (Former Director, retired); SPDR Index Shares Funds (Trustee); SSGA Master Trust (Trustee); SSGA Active Trust (Trustee).
BONNY EUGENIA BOATMAN c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1950	Independent Trustee	Term: Unlimited Served: since April 2010	Retired.	218	SPDR Index Shares Funds (Trustee); SSGA Master Trust (Trustee); SSGA Active Trust (Trustee).
DWIGHT D. CHURCHILL c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1953	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014-January 2015).	218	SPDR Index Shares Funds (Trustee); SSGA Master Trust (Trustee); SSGA Active Trust (Trustee); Affiliated Managers Group, Inc. (Director).
CARL G. VERBONCOEUR c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1952	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2009.	218	The Motley Fool Funds Trust (Trustee); SPDR Index Shares Funds (Trustee); SSGA Master Trust (Trustee); SSGA Active Trust (Trustee).

SPDR SERIES TRUST

OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee
JAMES E. ROSS* SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1965	Interested Trustee	Term: Unlimited Served as Trustee: since April 2010	Chairman and Director, SSGA Funds Management, Inc. (2005-present); Senior Managing Director and Principal, State Street Global Advisors (2006-present); President, SSGA Funds Management, Inc. (2005-2012).	299

SPDR Index

Shares Funds

(Trustee); SSGA

Master Trust

(Trustee); SSGA

Active Trust

(Trustee); Select

Sector SPDR

Trust (Trustee);

State Street

Master Funds

(Trustee); and

State Street

Institutional

Investment Trust

(Trustee).

*	Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser. Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009.

OFFICERS

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
ELLEN M. NEEDHAM SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1967	President	Term: Unlimited Served: since October 2012	President and Director, SSGA Funds Management, Inc. (2001-present)*; Senior Managing Director, State Street Global Advisors (1992-present).*
ANN M. CARPENTER SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1966	Vice President; Deputy Treasurer	Term: Unlimited Served: since August 2012; Term: Unlimited Served: since February 2016	Chief Operating Officer, SSGA Funds Management, Inc. (2005-Present)*; Managing Director, State Street Global Advisors (2005-present).*
MICHAEL P. RILEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Vice President	Term: Unlimited Served: since February 2005	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (February 2015-present); Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (2008-February 2015); Principal, State Street Global Advisors and SSGA Funds Management, Inc. (2005-2008).
JOSHUA A. WEINBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1978	Chief Legal Officer	Term: Unlimited Served: since February 2015	Vice President and Managing Counsel, State Street Global Advisors (2011-present); Clerk, SSGA Funds Management, Inc. (2013-present); Associate, Financial Services Group, Dechert LLP (2006-2011).

SPDR SERIES TRUST

OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
CHRISTOPHER A. MADDEN State Street Bank and Trust Company One Hundred Huntington Avenue, CPH0326 Boston, MA 02116 1967	Secretary	Term: Unlimited Served: since August 2013	Vice President and Senior Counsel, State Street Bank and Trust Company (2013-present); Counsel, Atlantic Fund Services (2009-2013); Vice President.*
PATRICIA A. MORISETTE State Street Bank and Trust Company One Hundred Huntington Avenue, CPH0326 Boston, MA 02116 1973	Assistant Secretary	Term: Unlimited Served: since February 2015	Vice President and Counsel, State Street Bank and Trust Company (2014-present); Assistant Vice President and Counsel, John Hancock Financial Services (2011-2013); Independent legal consultant (2009-2011); Associate, Bingham McCutchen LLP (2003-2009).*,**
BRUCE S. ROSENBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1961	Treasurer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015-present; Director, Credit Suisse (April 2008-July 2015)).
CHAD C. HALLETT SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014-present); Vice President, State Street Bank and Trust Company (2001-November 2014).*
SUJATA UPRETI SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1974	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015-present; Assistant Director, Cambridge Associates, LLC (July 2014-January 2015); Vice President, Bank of New York Mellon (July 2012-August 2013); Manager, PricewaterhouseCoopers, LLP (September 2003-July 2012)).
DANIEL FOLEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1972	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007-present).*
BRIAN HARRIS SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1973	Chief Compliance Officer and Anti-Money Laundering Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013-present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010-2013); Director of Compliance, AARP Financial Inc. (2008-2010).

*	Served in various capacities and/or with various affiliated entities during noted time period.
**	Served in various capacities and/or with unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services during the noted time period.

Statement of Additional Information (SAI) includes additional information about Funds’ directors and is available, without charge, upon request and by calling 1-866-787-2257.

SPDR Series Trust

Trustees

Bonny E. Boatman

Dwight D. Churchill

David M. Kelly

Frank Nesvet, Chairman

James E. Ross

Carl G. Verboncoeur

Officers

Ellen M. Needham, President

Ann Carpenter, Vice President and Assistant Treasurer

Michael P. Riley, Vice President

Bruce S. Rosenberg, Treasurer

Chad C. Hallett, Deputy Treasurer

Sujata Upreti, Assistant Treasurer

Dan Foley, Assistant Treasurer

Christopher A. Madden, Secretary

Patricia A. Morisette, Assistant Secretary

Brian Harris, Chief Compliance Officer and Anti-Money Laundering Officer

Joshua A. Weinberg, Chief Legal Officer

Investment Manager and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Distributor

State Street Global Markets, LLC

One Lincoln Street

Boston, MA 02111

Custodian, Sub-Administrator and Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel

Morgan, Lewis & Bockius LLP

111 Pennsylvania Avenue NW

Washington, DC 20006

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com Please read the prospectus carefully before you invest.

For more complete information, please call 866.787.2257 or

visit www.spdrs.com today.

State Street Global Advisors

State Street Financial Center

One Lincoln Street

Boston, MA 02111

ETFs trade like stocks, are subject to investment risk, fluctuate in market value and may trade at prices above or below the ETFs net asset value. Brokerage commissions and ETF expenses will reduce returns.

The Russell 1000® Index, Russell 2000® Index, Russell 3000® Index, and Russell Small Cap Completeness® Index are trademarks of Russell Investment Group and have been licensed for use by State Street Bank and Trust Company through its State Street Global Advisors Division. The Products are not sponsored, endorsed, sold or promoted by Russell Investment Group and Russell Investment Group makes no representation regarding the advisability of investing in the Product.

Barclays is a trademark of Barclays, Inc. and has been licensed for use in connection with the listing and trading of the SPDR Barclays ETFs. SPDR Barclays ETFs are not sponsored by, endorsed, sold or promoted by Barclays, Inc. and Barclays makes no representation regarding the advisability of investing in them.

Standard & Poor’s, S&P and SPDR are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by S&P Dow Jones Indices LLC (SPDJI) and sublicensed for certain purposes by State Street Corporation. State Street Corporation’s financial products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and third party licensors and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability in relation thereto, including for any errors, omissions, or interruptions of any index.

DoubleLine is a registered trademark of DoubleLine Capital LP.

Distributor: State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. Certain State Street affiliates provide services and receive fees from the SPDR ETFs. ALPS Distributors, Inc., a registered broker-dealer, is distributor for SPDR S&P 500, SPDR S&P MidCap 400 and SPDR Dow Jones Industrial Average, each a all unit investment trusts. ALPS Portfolio Solutions Distributor, Inc. is distributor for Select Sector SPDRs. ALPS Distributors, Inc. and ALPS Portfolio Solutions Distributor, Inc. are not affiliated with State Street Global Markets, LLC.

Distributor: State Street Global Markets, LLC is the distributor for all registered products on behalf of the adviser. SSGA Funds Management has retained GSO Capital Partners, Nuveen Asset Management, Massachusetts Financial Services Company & DoubleLine Capital LP as the sub-adviser.

Before investing, consider the fund’s investment objectives, risks, charges and expenses. To obtain a prospectus or summary prospectus which contains this and other information, call 866.787.2257 or visit www.spdrs.com. Read it carefully.

Not FDIC Insured. No Bank Guarantee. May Lose Value.

© 2016 State Street Corporation - All Rights Reserved SPDREQTYAR IBG-20861

Annual Report

30 June 2016

SPDR® Series Trust – Fixed Income Funds

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com Please read the prospectus carefully before you invest.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com Please read the prospectus carefully before you invest.

SPDR BARCLAYS 1-3 MONTH T-BILL ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The SPDR Barclays 1-3 Month T-Bill ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the 1-3 month sector of the United States Treasury Bill market. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 0.01%, and the total return for the Barclays 1-3 Month U.S. Treasury Bill Index (the “Index”) was 0.14%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fund expenses and revenue from securities lending activity contributed to the difference between the Fund’s performance and that of its Index. The Fund also maintained a very small holding in cash for operating purposes.

The Index’s and the Fund’s performance were affected by a number of factors, including the Federal Open Market Committee’s (FOMC) interest rate policy, the debt ceiling debate in Congress, and volatile issuance patterns as the Treasury established new cash balance targets. During the late summer and early fall of 2015, the Treasury reduced supply significantly as its borrowing capacity was constrained by the debt ceiling. Following the Bipartisan Budget Act of 2015, which essentially suspended the debt ceiling through March 2017, the Treasury immediately increased T-bill supply in an effort to grow its cash balance back to its new, higher target of approximately $325 billion. The additional supply, combined with increased probabilities that the Federal Reserve would hike rates at their December meeting, pushed rates higher across the T-bill curve. In December, the FOMC confirmed the market’s expectations of a hike, delivering a 25 basis point increase in their target range to 0.25-0.50%. This increase in rates was the largest contributor to the Index and the Fund’s increased returns year-over-year. Demand for short maturity T-bills remained high throughout the Reporting Period as investors preferred liquidity and safety of principal as global capital markets were volatile in the face of economic and political uncertainty.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

1

SPDR BARCLAYS 1-3 MONTH T-BILL ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/25/07, 5/30/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays 1-3 Month T-Bill ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.14%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	BARCLAYS 1-3 MONTH U.S. TREASURY BILL INDEX*	NET ASSET VALUE	MARKET VALUE	BARCLAYS 1-3 MONTH U.S. TREASURY BILL INDEX*
ONE YEAR	0.01%	0.04%	0.14%	0.01%	0.04%	0.14%
THREE YEARS	–0.19%	–0.17%	0.19%	–0.07%	-0.06%	0.06%
FIVE YEARS	–0.31%	–0.30%	0.31%	–0.06%	-0.06%	0.06%
SINCE INCEPTION (1)	4.20%	4.22%	5.20%	0.45%	0.46%	0.56%

(1)	For the period May 25, 2007 to June 30, 2016.
*	The Barclays 1-3 Month U.S. Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible.

2

SPDR BARCLAYS 1-3 MONTH T-BILL ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

3

SPDR BARCLAYS 1-3 MONTH T-BILL ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	U.S. TREASURY BILL 0.31% 08/18/2016	U.S. TREASURY BILL 0.18% 09/15/2016	U.S. TREASURY BILL 0.29% 08/11/2016	U.S. TREASURY BILL 0.31% 08/25/2016	U.S. TREASURY BILL 0.19% 09/08/2016
MARKET VALUE	$268,286,909	261,785,130	197,187,711	197,168,194	197,154,727
% OF NET ASSETS	14.2	13.9	10.5	10.5	10.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2016*

PERCENT OF NET ASSETS
U.S. Treasury Obligations	99.9%
Short-Term Investment	0.1
Liabilities in Excess of Other Assets	(0.0)**
TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.
**	Less than 0.05% of net assets.

4

SPDR BARCLAYS TIPS ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The SPDR Barclays TIPS ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the inflation-protected sector of the United States Treasury market. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 4.42%, and the total return for the Barclays U.S. Government Inflation-Linked Bond Index (the “Index”) was 4.59%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

During the Reporting Period, the Barclays U.S. TIPS indices posted positive total returns as inflation began to show signs of picking up in the U.S., especially towards the end of the latter half of the Reporting Period. Risk aversion and uncertainty characterized most of the Reporting Period and, as a result of the prevailing market conditions, investors were drawn to the safety of the U.S. government, allowing U.S. Treasuries to perform well. As markets began to stabilize towards the end of 2015, the Federal Reserve decided to shift its messaging, taking on a more hawkish tone and effectively signaling for a rate hike in mid-December. At this meeting, the Federal Reserve delivered what market participants well anticipated, a 25 basis point increase moving the Federal Funds rate to between 25 and 50 basis points which as expected, had the largest impact on the front end of the treasury curve. On a broader level, the interest rate increase illustrated the theme of monetary policy divergence taking place across central banks globally. During the second half of the Reporting Period, renewed anxiety over conditions in China and emerging markets had central banks adjusting their policies to address the effect of the weakness on their outlooks. In Europe, European Central Bank President Draghi’s hints at additional stimulus came to fruition, with the central bank cutting deposit rates further into negative territory and expanding monthly bond purchases to include corporate bonds. At the same time, the Bank of Japan surprised markets by introducing negative rates to a portion of excess reserves held at the bank. In light of the theme of global easing demonstrated by the central banks, the Federal Reserve adopted a dovish stance, once again alluding to the risks posed by global economic and financial developments. The change was reflected in a shallower path of interest rate assessments in the central bank’s summary of economic projections. Uncertainty re-entered markets as the June 23rd referendum on whether the U.K. should remain in the European Union became too close to call. When the decision was revealed that U.K. voters decided to leave the EU, investors scrambled for safety and markets roiled in the aftermath. The historical vote significantly contributed to the risk-off environment witnessed many times throughout the Reporting Period, with global sovereign bond markets gaining as a result. Investors’ search for yield became increasingly more difficult as negative-yielding instruments began to inch up to the longer tenured ranks of many sovereign yield curves.

Specific to the U.S. TIPS Index, the lack of realized inflation over the Reporting Period caused real yields to fall further to –0.09%, which was substantially lower than the June 30, 2015 beginning level. Breakevens also fell considerably over the Reporting Period. U.S. TIPS did benefit from the rally in government bonds over the second half of the Reporting Period, with longer-dated TIPS experiencing the largest gains. However, U.S. TIPS underperformed nominal Treasuries during the Reporting Period.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

5

SPDR BARCLAYS TIPS ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/25/07, 5/30/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays TIPS ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.15%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	BARCLAYS U.S. GOVERNMENT INFLATION-LINKED BOND INDEX*	NET ASSET VALUE	MARKET VALUE	BARCLAYS U.S. GOVERNMENT INFLATION-LINKED BOND INDEX*
ONE YEAR	4.42%	4.67%	4.59%	4.42%	4.67%	4.59%
THREE YEARS	7.13%	7.39%	7.69%	2.32%	2.41%	2.50%
FIVE YEARS	13.64%	13.73%	14.63%	2.59%	2.61%	2.77%
SINCE INCEPTION (1)	51.51%	51.60%	53.65%	4.67%	4.68%	4.83%

(1)	For the period May 25, 2007 to June 30, 2016.
*	The Barclays U.S. Government Inflation-linked Bond Index includes publicly issued, U.S. Treasury inflation protected securities that have at least 1 year remaining to maturity on index rebalancing date, with an issue size equal to or in excess of $500 million. Bonds must be capital-indexed and linked to an eligible inflation index. The securities must be denominated in U.S. dollars and pay coupon and principal in U.S. dollars. The notional coupon of a bond must be fixed or zero. Bonds must settle on or before the index rebalancing date.

6

[LOGO]

SPDR BARCLAYS TIPS ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

7

SPDR BARCLAYS TIPS ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	TREASURY INFLATION PROTECTED INDEXED NOTES 0.13% 04/15/2018	TREASURY INFLATION PROTECTED INDEXED NOTES 0.13% 04/15/2019	TREASURY INFLATION PROTECTED INDEXED NOTES 0.13% 04/15/2020	TREASURY INFLATION PROTECTED INDEXED NOTES 0.63% 01/15/2026	TREASURY INFLATION PROTECTED INDEXED NOTES 0.13% 01/15/2022
MARKET VALUE	$30,328,624	30,192,222	30,172,319	25,981,072	25,815,373
% OF NET ASSETS	4.4	4.4	4.4	3.8	3.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2016*

PERCENT OF NET ASSETS
U.S. Treasury Obligations	99.6%
Short-Term Investment	0.0 **
Other Assets in Excess of Liabilities	0.4
TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.
**	Less than 0.05% of net assets.

8

SPDR BARCLAYS 0-5 YEAR TIPS ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The SPDR Barclays TIPS ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the inflation-protected sector of the United States Treasury market. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 1.50%, and the total return for the Barclays 0-5 Year US Government Inflation-Linked Bond Index (the “Index”) was 1.67%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The difference in Fund performance, relative to its Index, can be attributed to security sampling and transaction costs.

During the Reporting Period, the Barclays U.S. TIPS indices posted positive total returns as inflation began to show signs of picking up in the U.S., especially towards the end of the Reporting Period. Risk aversion and uncertainty characterized most of the Reporting Period and, as a result of the prevailing market conditions, investors were drawn to the safety of the U.S. government, allowing U.S. Treasuries to perform well. As markets began to stabilize towards the end of 2015, the Federal Reserve decided to shift its messaging, taking on a more hawkish tone and effectively signaling for a rate hike in mid-December. At this meeting, the Federal Reserve delivered what market participants well anticipated, a 25 basis point increase moving the Federal Funds rate to between 25 and 50 basis points which as expected, had the largest impact on the front end of the treasury curve. On a broader level, the interest rate increase illustrated the theme of monetary policy divergence taking place across central banks globally. During the second half of the Reporting Period, renewed anxiety over conditions in China and emerging markets had central banks adjusting their policies to address the effect of the weakness on their outlooks. In Europe, European Central Bank President Draghi’s hints at additional stimulus came to fruition, with the central bank cutting deposit rates further into negative territory and expanding monthly bond purchases to include corporate bonds. At the same time, the Bank of Japan surprised markets by introducing negative rates to a portion of excess reserves held at the bank. In light of the theme of global easing demonstrated by the central banks, the Federal adopted a dovish stance, once again alluding to the risks posed by global economic and financial developments. The change was reflected in a shallower path of interest rate assessments in the central bank’s summary of economic projections. Uncertainty re-entered markets as the June 23rd referendum on whether the U.K. should remain in the European Union became too close to call. When the decision was revealed that U.K. voters decided to leave the EU, investors scrambled for safety and markets roiled in the aftermath. The historical vote significantly contributed to the risk-off environment witnessed many times throughout the Reporting Period, with global sovereign bond markets gaining as a result. Investors’ search for yield became increasingly more difficult as negative-yielding instruments began to inch up to the longer tenured ranks of many sovereign yield curves.

Specific to the Index, the lack of realized inflation over the Reporting Period caused real yields to fall further to –0.67%, which was substantially lower than the June 30, 2015 beginning level. Breakevens also fell considerably over the Reporting Period. U.S. TIPS did benefit from the rally in government bonds over the second half of the Reporting Period, with longer-dated TIPS experiencing the largest gains. However, U.S. TIPS underperformed nominal Treasuries during the Reporting Period.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

9

SPDR BARCLAYS 0-5 YEAR TIPS ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (‘NAV‘) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (2/26/14, 2/27/14, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays 0-5 Year TIPS ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.15%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	BARCLAYS 0-5 YEAR US GOVERNMENT INFLATION-LINKED BOND INDEX*	NET ASSET VALUE	MARKET VALUE	BARCLAYS 0-5 YEAR US GOVERNMENT INFLATION-LINKED BOND INDEX*
ONE YEAR	1.50%	1.38%	1.67%	1.50%	1.38%	1.67%
SINCE INCEPTION (1)	0.64%	0.41%	1.02%	0.27%	0.17%	0.44%

(1)	For the period February 26, 2014 to June 30, 2016.
*	The Barclays 0-5 Year US Government Inflation-linked Bond Index is designed to measure the performance of the inflation protected public obligations of the U.S. Treasury commonly known as “TIPS” that have a remaining maturity less than 5 years. TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. The Index includes publicly issued, TIPS that have less than 5 years remaining to maturity on index rebalancing date, with an issue size equal to or in excess of $500 million.

10

SPDR BARCLAYS 0-5 YEAR TIPS ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

11

SPDR BARCLAYS 0-5 YEAR TIPS ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	TREASURY INFLATION PROTECTED INDEXED NOTES 0.13% 04/15/2020	TREASURY INFLATION PROTECTED INDEXED NOTES 0.13% 04/15/2018	TREASURY INFLATION PROTECTED INDEXED NOTES 0.13% 04/15/2019	TREASURY INFLATION PROTECTED INDEXED NOTES 0.13% 04/15/2017	TREASURY INFLATION PROTECTED INDEXED NOTES 1.13% 01/15/2021
MARKET VALUE	$478,539	477,034	473,430	426,926	383,803
% OF NET ASSETS	12.1	12.0	11.9	10.8	9.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2016*

PERCENT OF NET ASSETS
U.S. Treasury Obligations	99.3%
Short-Term Investment	0.3
Other Assets in Excess of Liabilities	0.4
TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

12

SPDR BARCLAYS 1-10 YEAR TIPS ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The SPDR Barclays 1-10 Year TIPS ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the 1-10 year inflation-protected sector of the United States Treasury market. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 3.16%, and the total return for the Barclays 1-10 Year U.S. Government Inflation-Linked Bond Index (the “Index”) was 3.33%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The difference in Fund performance, relative to its Index, can be attributed to security sampling and transaction costs.

During the Reporting Period, the Barclays U.S. TIPS indices posted positive total returns as inflation began to show signs of picking up in the U.S., especially towards the end of the latter half of the Reporting Period. Risk aversion and uncertainty characterized most of the Reporting Period and, as a result of the prevailing market conditions, investors were drawn to the safety of the U.S. government, allowing U.S. Treasuries to perform well. As markets began to stabilize towards the end of 2015, the Federal Reserve decided to shift its messaging, taking on a more hawkish tone and effectively signaling for a rate hike in mid-December. At this meeting, the Federal Reserve delivered what market participants well anticipated, a 25 basis point increase moving the Federal Funds rate to between 25 and 50 basis points which as expected, had the largest impact on the front end of the treasury curve. On a broader level, the interest rate increase illustrated the theme of monetary policy divergence taking place across central banks globally. During the second half of the Reporting Period, renewed anxiety over conditions in China and emerging markets had central banks adjusting their policies to address the effect of the weakness on their outlooks. In Europe, European Central Bank President Draghi’s hints at additional stimulus came to fruition, with the central bank cutting deposit rates further into negative territory and expanding monthly bond purchases to include corporate bonds. At the same time, the Bank of Japan surprised markets by introducing negative rates to a portion of excess reserves held at the bank. In light of the theme of global easing demonstrated by the central banks, the Federal adopted a dovish stance, once again alluding to the risks posed by global economic and financial developments. The change was reflected in a shallower path of interest rate assessments in the central bank’s summary of economic projections. Uncertainty re-entered markets as the June 23rd referendum on whether the U.K. should remain in the European Union became too close to call. When the decision was revealed that U.K. voters decided to leave the EU, investors scrambled for safety and markets roiled in the aftermath. The historical vote significantly contributed to the risk-off environment witnessed many times throughout the Reporting Period, with global sovereign bond markets gaining as a result. Investors’ search for yield became increasingly more difficult as negative-yielding instruments began to inch up to the longer tenured ranks of many sovereign yield curves.

Specific to the Index, the lack of realized inflation over the Reporting Period caused real yields to fall further to –0.31%, which was substantially lower than the June 30, 2015 beginning level. Breakevens also fell considerably over the Reporting Period. U.S. TIPS did benefit from the rally in government bonds over the second half of the Reporting Period, with longer-dated TIPS experiencing the largest gains. However, U.S. TIPS underperformed nominal Treasuries during the Reporting Period.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

13

SPDR BARCLAYS 1-10 YEAR TIPS ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/29/13, 5/30/13, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays 1-10 Year TIPS ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.15%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	BARCLAYS 1-10 YEAR GOVERNMENT INFLATION-LINKED BOND INDEX*	NET ASSET VALUE	MARKET VALUE	BARCLAYS 1-10 YEAR GOVERNMENT INFLATION-LINKED BOND INDEX*
ONE YEAR	3.16%	3.70%	3.33%	3.16%	3.70%	3.33%
THREE YEARS	4.45%	5.12%	4.93%	1.46%	1.68%	1.62%
SINCE INCEPTION (1)	1.24%	1.70%	1.70%	0.40%	0.55%	0.55%

(1)	For the period May 29, 2013 to June 30, 2016.
*	The Barclays 1-10 Year Government Inflation-linked Bond Index is designed to measure the performance of the inflation protected public obligations of the U.S. Treasury commonly known as “TIPS” that have a remaining maturity greater than or equal to 1 year and less than 10 years. TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors.

14

SPDR BARCLAYS 1-10 YEAR TIPS ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

15

SPDR BARCLAYS 1-10 YEAR TIPS ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	TREASURY INFLATION PROTECTED INDEXED NOTES 0.13% 04/15/2018	TREASURY INFLATION PROTECTED INDEXED NOTES 0.13% 04/15/2020	TREASURY INFLATION PROTECTED INDEXED NOTES 0.13% 04/15/2019	TREASURY INFLATION PROTECTED INDEXED NOTES 0.13% 01/15/2022	TREASURY INFLATION PROTECTED INDEXED NOTES 0.63% 01/15/2026
MARKET VALUE	$1,448,949	1,432,150	1,426,846	1,222,816	1,211,463
% OF NET ASSETS	6.1	6.0	6.0	5.1	5.1

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2016*

PERCENT OF NET ASSETS
U.S. Treasury Obligations	99.6%
Short-Term Investment	0.1
Other Assets in Excess of Liabilities	0.3
TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

16

SPDR BARCLAYS SHORT TERM TREASURY ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The SPDR Barclays Short Term Treasury ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term sector of the United States Treasury market. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 2.33%, and the total return for the Barclays 1-5 Year U.S. Treasury Index (the “Index”) was 2.44%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The difference in Fund performance, relative to its Index, can be attributed to security sampling and transaction costs.

During the Reporting Period, all maturity segments of the Barclays U.S. Treasury indices posted positive total returns across the duration spectrum. Risk aversion and uncertainty characterized most of the Reporting Period and, as a result of the prevailing market conditions, investors were drawn to the safety of the U.S. government, allowing U.S. Treasuries to perform well. As markets began to stabilize towards the end of 2015, the Federal Reserve decided to shift its messaging, taking on a more hawkish tone and effectively signaling for a rate hike in mid-December. At this meeting, the Federal Reserve delivered what market participants well anticipated, a 25 basis point increase moving the Federal Funds rate to between 25 and 50 basis points which as expected, had the largest impact on the front end of the treasury curve. On a broader level, the interest rate increase illustrated the theme of monetary policy divergence taking place across central banks globally. During the second half of the Reporting Period, renewed anxiety over conditions in China and emerging markets had central banks adjusting their policies to address the effect of the weakness on their outlooks. In Europe, European Central Bank President Draghi’s hints at additional stimulus came to fruition, with the central bank cutting deposit rates further into negative territory and expanding monthly bond purchases to include corporate bonds. At the same time, the Bank of Japan surprised markets by introducing negative rates to a portion of excess reserves held at the bank. In light of the theme of global easing demonstrated by the central banks, the Federal adopted a dovish stance, once again alluding to the risks posed by global economic and financial developments. The change was reflected in a shallower path of interest rate assessments in the central bank’s summary of economic projections. Uncertainty re-entered markets as the June 23rd referendum on whether the U.K. should remain in the European Union became too close to call. When the decision was revealed that U.K. voters decided to leave the EU, investors scrambled for safety and markets roiled in the aftermath. The historical vote significantly contributed to the risk-off environment witnessed many times throughout the Reporting Period, with global sovereign bond markets gaining as a result. Investors’ search for yield became increasingly more difficult as negative-yielding instruments began to inch up to the longer tenured ranks of many sovereign yield curves.

Specific to the 1-5 Year part of the Treasury curve, the interest rate increase by the Federal Reserve caused yields to rise quickly in the first half of the Reporting Period which reduced returns for the segment. However, the drop across the yield curve over the second half of the Reporting Period allowed yields to finish below June 30, 2015 levels. The Reporting Period posted positive returns with respect to both price and coupon return components.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

17

SPDR BARCLAYS SHORT TERM TREASURY ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/30/11, 12/1/11, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Short Term Treasury ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.10%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	BARCLAYS 1-5 YEAR U.S. TREASURY INDEX*	NET ASSET VALUE	MARKET VALUE	BARCLAYS 1-5 YEAR U.S. TREASURY INDEX*
ONE YEAR	2.33%	2.28%	2.44%	2.33%	2.28%	2.44%
THREE YEARS	4.63%	4.71%	4.94%	1.52%	1.55%	1.62%
SINCE INCEPTION (1)	5.03%	5.05%	5.54%	1.08%	1.08%	1.18%

(1)	For the period November 30, 2011 to June 30, 2016.
*	The Barclays 1-5 Year U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 5 years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible.

18

SPDR BARCLAYS SHORT TERM TREASURY ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

19

SPDR BARCLAYS SHORT TERM TREASURY ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	TREASURY NOTES 0.63% 08/31/2017	TREASURY NOTES 0.75% 02/28/2018	TREASURY NOTES 1.50% 08/31/2018	TREASURY NOTES 1.38% 09/30/2018	TREASURY NOTES 1.50% 12/31/2018
MARKET VALUE	$2,014,873	1,781,097	1,579,197	1,561,676	1,441,077
% OF NET ASSETS	2.2	1.9	1.7	1.7	1.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2016*

PERCENT OF NET ASSETS
U.S. Treasury Obligations	99.3%
Short-Term Investments	4.7
Liabilities in Excess of Other Assets	(4.0)
TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

20

SPDR BARCLAYS INTERMEDIATE TERM TREASURY ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The SPDR Barclays Intermediate Term Treasury ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the 1-10 year sector of the United States Treasury market. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 3.92%, and the total return for the Barclays Intermediate U.S. Treasury Index (the “Index”) was 4.04%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

During the Reporting Period, all maturity segments of the Barclays U.S. Treasury indices posted positive total returns across the duration spectrum. Risk aversion and uncertainty characterized most of the Reporting Period and, as a result of the prevailing market conditions, investors were drawn to the safety of the U.S. government, allowing U.S. Treasuries to perform well. As markets began to stabilize towards the end of 2015, the Federal Reserve decided to shift its messaging, taking on a more hawkish tone and effectively signaling for a rate hike in mid-December. At this meeting, the Federal Reserve delivered what market participants well anticipated, a 25 basis point increase moving the Federal Funds rate to between 25 and 50 basis points which as expected, had the largest impact on the front end of the treasury curve. On a broader level, the interest rate increase illustrated the theme of monetary policy divergence taking place across central banks globally. During the second half of the reporting period, renewed anxiety over conditions in China and emerging markets had central banks adjusting their policies to address the effect of the weakness on their outlooks. In Europe, European Central Bank President Draghi’s hints at additional stimulus came to fruition, with the central bank cutting deposit rates further into negative territory and expanding monthly bond purchases to include corporate bonds. At the same time, the Bank of Japan surprised markets by introducing negative rates to a portion of excess reserves held at the bank. In light of the theme of global easing demonstrated by the central banks, the Federal Reserve adopted a dovish stance, once again alluding to the risks posed by global economic and financial developments. The change was reflected in a shallower path of interest rate assessments in the central bank’s summary of economic projections. Uncertainty re-entered markets as the June 23rd referendum on whether the U.K. should remain in the European Union became too close to call. When the decision was revealed that U.K. voters decided to leave the EU, investors scrambled for safety and markets roiled in the aftermath. The historical vote significantly contributed to the risk-off environment witnessed many times throughout the Reporting Period, with global sovereign bond markets gaining as a result. Investors’ search for yield became increasingly more difficult as negative-yielding instruments began to inch up to the longer tenured ranks of many sovereign yield curves.

The total return of fixed income treasury products is comprised of a price return component and a coupon return component. Specific to the 1-10 year part of the Treasury curve, the rapid decrease in yields in the second half of the Reporting Period offset price losses incurred in the first half, with the price return component returning 2.21% (prices and yields move in opposite directions). Coupon returns were additive to the positive Index performance.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

21

SPDR BARCLAYS INTERMEDIATE TERM TREASURY ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/23/07, 5/30/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Intermediate Term Treasury ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.10%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	BARCLAYS INTERMEDIATE U.S. TREASURY INDEX*	NET ASSET VALUE	MARKET VALUE	BARCLAYS INTERMEDIATE U.S. TREASURY INDEX*
ONE YEAR	3.92%	3.98%	4.04%	3.92%	3.98%	4.04%
THREE YEARS	7.16%	7.22%	7.52%	2.33%	2.35%	2.45%
FIVE YEARS	11.96%	11.91%	12.58%	2.29%	2.28%	2.40%
SINCE INCEPTION (1)	41.55%	41.57%	42.67%	3.89%	3.89%	3.98%

(1)	For the period May 23, 2007 to June 30, 2016.
*	The Barclays Intermediate U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible. Excluded from the Intermediate U.S. Treasury Index are certain special issues, such as flower bonds, TINs, state and local government series bonds, TIPS, and coupon issues that have been stripped from bonds included in the index.

22

SPDR BARCLAYS INTERMEDIATE TERM TREASURY ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

23

SPDR BARCLAYS INTERMEDIATE TERM TREASURY ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	TREASURY NOTES 1.13% 04/30/2020	TREASURY NOTES 1.38% 10/31/2020	TREASURY NOTES 1.63% 08/15/2022	TREASURY NOTES 2.00% 08/15/2025	TREASURY NOTES 4.25% 11/15/2017
MARKET VALUE	$9,544,672	9,117,581	8,390,191	8,263,103	8,167,824
% OF NET ASSETS	2.2	2.1	1.9	1.9	1.9

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2016*

PERCENT OF NET ASSETS
U.S. Treasury Obligations	99.4%
Short-Term Investments	3.5
Liabilities in Excess of Other Assets	(2.9)
TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

24

SPDR BARCLAYS LONG TERM TREASURY ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The SPDR Barclays Long Term Treasury ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the long-term (10+ years) sector of the United States Treasury market. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 19.14%, and the total return for the Barclays Long U.S. Treasury Index (the “Index”) was 19.30%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

During the Reporting Period, all maturity segments of the Barclays U.S. Treasury indices posted positive total returns across the duration spectrum. Risk aversion and uncertainty characterized most of the Reporting Period and, as a result of the prevailing market conditions, investors were drawn to the safety of the U.S. government, allowing U.S. Treasuries to perform well. As markets began to stabilize towards the end of 2015, the Federal Reserve decided to shift its messaging, taking on a more hawkish tone and effectively signaling for a rate hike in mid-December. At this meeting, the Federal Reserve delivered what market participants well anticipated, a 25 basis point increase moving the Federal Funds rate to between 25 and 50 basis points which as expected, had the largest impact on the front end of the treasury curve. On a broader level, the interest rate increase illustrated the theme of monetary policy divergence taking place across central banks globally. During the second half of the Reporting Period, renewed anxiety over conditions in China and emerging markets had central banks adjusting their policies to address the effect of the weakness on their outlooks. In Europe, European Central Bank President Draghi’s hints at additional stimulus came to fruition, with the central bank cutting deposit rates further into negative territory and expanding monthly bond purchases to include corporate bonds. At the same time, the Bank of Japan surprised markets by introducing negative rates to a portion of excess reserves held at the bank. In light of the theme of global easing demonstrated by the central banks, the Federal Reserve adopted a dovish stance, once again alluding to the risks posed by global economic and financial developments. The change was reflected in a shallower path of interest rate assessments in the central bank’s summary of economic projections. Uncertainty re-entered markets as the June 23rd referendum on whether the U.K. should remain in the European Union became too close to call. When the decision was revealed that U.K. voters decided to leave the EU, investors scrambled for safety and markets roiled in the aftermath. The historical vote significantly contributed to the risk-off environment witnessed many times throughout the Reporting Period, with global sovereign bond markets gaining as a result. Investors’ search for yield became increasingly more difficult as negative-yielding instruments began to inch up to the longer tenured ranks of many sovereign yield curves.

Specific to the 10+ year part of the Treasury curve, the rapid drop in yields over the second half of the Reporting Period allowed the Index to post a large price returns. Longer-dated issues witnessed larger declines in yields versus shorter-dated issues over the Reporting Period and were less impacted by the Federal Reserve’s decision to increase interest rates in December 2015.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

25

SPDR BARCLAYS LONG TERM TREASURY ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/23/07, 5/30/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Long Term Treasury ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.10%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	BARCLAYS LONG U.S. TREASURY INDEX*	NET ASSET VALUE	MARKET VALUE	BARCLAYS LONG U.S. TREASURY INDEX*
ONE YEAR	19.14%	19.88%	19.30%	19.14%	19.88%	19.30%
THREE YEARS	34.32%	34.54%	34.79%	10.34%	10.40%	10.46%
FIVE YEARS	62.37%	62.85%	63.37%	10.18%	10.24%	10.31%
SINCE INCEPTION (1)	115.38%	115.86%	117.01%	8.79%	8.82%	8.88%

(1)	For the period May 23, 2007 to June 30, 2016.
*	The Barclays Long U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible. Excluded from the Long U.S. Treasury Index are certain special issues, such as flower bonds, TINs, state and local government series bonds, TIPS, and coupon issues that have been stripped from bonds included in the index.

26

SPDR BARCLAYS LONG TERM TREASURY ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

27

SPDR BARCLAYS LONG TERM TREASURY ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	TREASURY BONDS 3.63% 02/15/2044	TREASURY BONDS 2.88% 08/15/2045	TREASURY BONDS 2.50% 02/15/2045	TREASURY BONDS 2.75% 11/15/2042	TREASURY BONDS 3.00% 11/15/2045
MARKET VALUE	$30,383,924	23,741,261	22,092,929	18,781,317	18,130,276
% OF NET ASSETS	6.8	5.3	5.0	4.2	4.1

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2016*

PERCENT OF NET ASSETS
U.S. Treasury Obligations	99.3%
Short-Term Investments	2.0
Liabilities in Excess of Other Assets	(1.3)
TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

28

SPDR BARCLAYS SHORT TERM CORPORATE BOND ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The SPDR Barclays Short Term Corporate Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term U.S. corporate bond market. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 2.17%, and the total return for the Barclays U.S. 1-3 Year Corporate Bond Index (the “Index”) was 2.38%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The difference in Fund performance, relative to its Index, can be attributed to security sampling and transaction costs.

Similar to the previous reporting period, market conditions were generally supportive for U.S. fixed income securities as evidenced by the positive total returns displayed by both government and credit components. Throughout the Reporting Period, bouts of market turbulence had participants favoring U.S. Treasuries and other sovereign government bonds over those with credit exposure reflective of the risk-off environment experienced in the previous reporting period. Even an interest rate increase by the Federal Reserve in December 2015 was not enough to steer investors away from U.S. Treasuries in this difficult environment. U.S government and credit products both benefitted as investors sought out the higher yields these instruments offered versus their foreign counterparts in the low-, and in some countries negative-, yielding environment that has become characteristic in global bond markets.

Risk aversion and uncertainty proved thematic in the first half of the Reporting Period as declines in Chinese equity markets and the subsequent currency devaluation by the People’s Bank of China began to signal overall weakness in the world’s second largest economy which spilled over into other emerging markets, making investors jittery and causing a rout in oil and other commodity markets. Against this global backdrop, the Federal Reserve held off hiking interest rates in September and October, although U.S. economic fundamentals did not seem to justify the decision, with the labor market continuing to surge forward, creating over 300,000 jobs in October alone. As markets began to stabilize towards the end of 2015, the Federal Reserve decided to shift its messaging, taking on a more hawkish tone and effectively signaling for a rate hike in mid-December. At this meeting, the Federal Reserve delivered what market participants well anticipated, a 25 basis point increase moving the Federal Funds rate to between 25 and 50 basis points which as expected, had the largest impact on the front end of the treasury curve. On a broader level, the interest rate increase illustrated the theme of monetary policy divergence taking place across central banks globally. During the second half of the Reporting Period, renewed anxiety over conditions in China and emerging markets had central banks adjusting their policies to address the effect of the weakness on their outlooks. In Europe, European Central Bank President Draghi’s hints at additional stimulus came to fruition, with the central bank cutting deposit rates further into negative territory and expanding monthly bond purchases to include corporate bonds. At the same time, the Bank of Japan surprised markets by introducing negative rates to a portion of excess reserves held at the bank. In light of the theme of global easing demonstrated by the central banks, the Federal Reserve adopted a dovish stance, once again alluding to the risks posed by global economic and financial developments. The change was reflected in a shallower path of interest rate assessments in the central bank’s summary of economic projections. Uncertainty re-entered markets as the June 23rd referendum on whether the U.K. should remain in the European Union became too close to call. When the decision was revealed that U.K. voters decided to leave the EU, investors scrambled for safety and markets roiled in the aftermath. The historical vote significantly contributed to the risk-off environment witnessed many times throughout the Reporting Period, with global sovereign bond markets gaining as a result. Investors’ search for yield became increasingly more difficult as negative-yielding instruments began to inch up to

29

SPDR BARCLAYS SHORT TERM CORPORATE BOND ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (CONTINUED)

the longer tenured ranks of many sovereign yield curves. Longer-dated instruments outperformed those with shorter durations over the period as the likelihood of central bank policy globally looked to remain accommodative for the foreseeable future.

Unlike the previous reporting period, all segments of the Barclays U.S. Corporate Index performed well on a total return and excess return basis. Once oil prices showed signs of stabilizing in February, the performance of the Energy sector improved vastly however not enough to erase the damage inflicted earlier in the period. The Utility sector posted the highest excess returns over the Reporting Period as issuers in this sector benefitted from the falling costs of oil and coal while the Industrial sector posted the lowest excess returns due to the poor performance of the energy and basic industry sub-sectors. Specific to the Index, as credit spreads contracted significantly since February 2016, this allowed all Corporates to outperform comparable duration-matched Treasuries, however longer-dated issues posted the highest excess returns over the period.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

30

SPDR BARCLAYS SHORT TERM CORPORATE BOND ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (12/16/09, 12/17/09, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Short Term Corporate Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.12%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	BARCLAYS U.S. 1-3 YEAR CORPORATE BOND INDEX*	NET ASSET VALUE	MARKET VALUE	BARCLAYS U.S. 1-3 YEAR CORPORATE BOND INDEX*
ONE YEAR	2.17%	2.22%	2.38%	2.17%	2.22%	2.38%
THREE YEARS	5.12%	4.97%	5.93%	1.68%	1.63%	1.94%
FIVE YEARS	8.95%	8.74%	10.83%	1.73%	1.69%	2.08%
SINCE INCEPTION (1)	13.74%	13.84%	17.70%	1.99%	2.00%	2.52%

(1)	For the period December 16, 2009 to June 30, 2016.
*	The Barclays U.S. 1-3 Year Corporate Bond Index is designed to measure the performance of the short term U.S. corporate bond market. The Index includes publicly issued U.S. dollar denominated corporate issues that have a remaining maturity of greater than or equal to 1 year and less than 3 years, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody’s Investor Service, Inc., Standard & Poor’s, and Fitch Rating), and have $250 million or more of outstanding face value.

31

SPDR BARCLAYS SHORT TERM CORPORATE BOND ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

32

SPDR BARCLAYS SHORT TERM CORPORATE BOND ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	TREASURY NOTE 0.88% 05/15/2019	ANHEUSER-BUSCH INBEV FINANCE, INC. 1.90% 02/01/2019	BANK OF AMERICA CORP. SERIES MTN 6.88% 04/25/2018	MORGAN STANLEY SERIES GMTN 6.63% 04/01/2018	GE CAPITAL INTERNATIONAL FUNDING CO. UNLIMITED CO. 2.34% 11/15/2020
MARKET VALUE	$80,385,602	35,428,248	31,293,050	20,732,571	19,548,242
% OF NET ASSETS	2	0.9	0.8	0.5	0.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2016*

PERCENT OF NET ASSETS
Corporate Bonds & Notes	96.8%
U.S. Treasury Obligations	2.0
Short-Term Investments	3.8
Liabilities in Excess of Other Assets	(2.6)
TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

33

SPDR BARCLAYS INTERMEDIATE TERM CORPORATE BOND ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The SPDR Barclays Intermediate Term Corporate Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the intermediate term (1-10 years) sector of the United States corporate bond market. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 5.23%, and the total return for the Barclays U.S. Intermediate Corporate Bond Index (the “Index”) was 5.36%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The difference in Fund performance, relative to its Index, can be attributed to security sampling and transaction costs.

Similar to the previous reporting period, market conditions were generally supportive for U.S. fixed income securities as evidenced by the positive total returns displayed by both government and credit components. Throughout the Reporting Period, bouts of market turbulence had participants favoring U.S. Treasuries and other sovereign government bonds over those with credit exposure reflective of the risk-off environment experienced in the previous reporting period. Even an interest rate increase by the Federal Reserve in December 2015 was not enough to steer investors away from U.S. Treasuries in this difficult environment. U.S government and credit products both benefitted as investors sought out the higher yields these instruments offered versus their foreign counterparts in the low-, and in some countries negative-, yielding environment that has become characteristic in global bond markets.

Risk aversion and uncertainty proved thematic in the first half of the Reporting Period as declines in Chinese equity markets and the subsequent currency devaluation by the People’s Bank of China began to signal overall weakness in the world’s second largest economy which spilled over into other emerging markets, making investors jittery and causing a rout in oil and other commodity markets. Against this global backdrop, the Federal Reserve held off hiking interest rates in September and October, although U.S. economic fundamentals did not seem to justify the decision, with the labor market continuing to surge forward, creating over 300,000 jobs in October alone. As markets began to stabilize towards the end of 2015, the Federal Reserve decided to shift its messaging, taking on a more hawkish tone and effectively signaling for a rate hike in mid-December. At this meeting, the Federal Reserve delivered what market participants well anticipated, a 25 basis point increase moving the Federal Funds rate to between 25 and 50 basis points which as expected, had the largest impact on the front end of the treasury curve. On a broader level, the interest rate increase illustrated the theme of monetary policy divergence taking place across central banks globally. During the second half of the Reporting Period, renewed anxiety over conditions in China and emerging markets had central banks adjusting their policies to address the effect of the weakness on their outlooks. In Europe, European Central Bank President Draghi’s hints at additional stimulus came to fruition, with the central bank cutting deposit rates further into negative territory and expanding monthly bond purchases to include corporate bonds. At the same time, the Bank of Japan surprised markets by introducing negative rates to a portion of excess reserves held at the bank. In light of the theme of global easing demonstrated by the central banks, the Federal Reserve adopted a dovish stance, once again alluding to the risks posed by global economic and financial developments. The change was reflected in a shallower path of interest rate assessments in the central bank’s summary of economic projections. Uncertainty re-entered markets as the June 23rd referendum on whether the U.K. should remain in the European Union became too close to call. When the decision was revealed that U.K. voters decided to leave the EU, investors scrambled for safety and markets roiled in the aftermath. The historical vote significantly contributed to the risk-off environment witnessed many times throughout the Reporting Period, with global sovereign bond markets gaining as a result. Investors’ search for yield became increasingly more difficult as negative-yielding instruments began to inch up to

34

SPDR BARCLAYS INTERMEDIATE TERM CORPORATE BOND ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (CONTINUED)

the longer tenured ranks of many sovereign yield curves. Longer-dated instruments outperformed those with shorter durations over the period as the likelihood of central bank policy globally looked to remain accommodative for the foreseeable future.

Unlike the previous reporting period, all segments of the Barclays U.S. Corporate Index performed well on a total return and excess return basis. Once oil prices showed signs of stabilizing in February, the performance of the Energy sector improved vastly however not enough to erase the damage inflicted earlier in the period. The Utility sector posted the highest excess returns over the Reporting Period as issuers in this sector benefitted from the falling costs of oil and coal while the Industrial sector posted the lowest excess returns due to the poor performance of the energy and basic industry sub-sectors. Specific to the Index, as credit spreads contracted significantly since February 2016, this allowed all Corporates to outperform comparable duration-matched Treasuries, however longer-dated issues posted the highest excess returns over the period.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

35

SPDR BARCLAYS INTERMEDIATE TERM CORPORATE BOND ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (2/10/09, 2/11/09, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Intermediate Term Corporate Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.12%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	BARCLAYS INTERMEDIATE U.S. CORPORATE BOND INDEX*	NET ASSET VALUE	MARKET VALUE	BARCLAYS INTERMEDIATE U.S. CORPORATE BOND INDEX*
ONE YEAR	5.23%	5.51%	5.36%	5.23%	5.51%	5.36%
THREE YEARS	12.47%	12.81%	12.95%	4.00%	4.10%	4.14%
FIVE YEARS	22.20%	22.04%	23.33%	4.09%	4.06%	4.28%
SINCE INCEPTION (1) (2)	48.63%	49.20%	61.31%	5.51%	5.57%	6.69%

(1)	Effective December 17, 2010, the Fund changed its benchmark index to the Barclays Intermediate U.S. Corporate Bond Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.
(2)	For the period February 10, 2009 to June 30, 2016.
*	The Barclays Intermediate U.S. Corporate Index is designed to measure the performance of U.S. corporate bonds that have a maturity of greater than or equal to 1 year and less than 10 years. The Index is a component of the Barclays U.S. Corporate Index and includes investment grade, fixed-rate, taxable, U.S. dollar-denominated debt with $250 million or more par amount outstanding, issued by U.S. and non-U.S. industrial, utility, and financial institutions. The Index is rebalanced monthly, on the last day business day of the month.

36

SPDR BARCLAYS INTERMEDIATE TERM CORPORATE BOND ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

(1)	Effective December 17, 2010, the Fund changed its benchmark index to the Barclays Intermediate U.S. Corporate Bond Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.
(2)	Index returns represent the Fund’s prior benchmark index from February 10, 2009 through December 16, 2010 and the Barclays Intermediate U.S. Corporate Bond Index from December 17, 2010 through June 30, 2016.

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

37

SPDR BARCLAYS INTERMEDIATE TERM CORPORATE BOND ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	GE CAPITAL INTERNATIONAL FUNDING CO. UNLIMITED CO. 2.34% 11/15/2020	ANHEUSER-BUSCH INBEV FINANCE, INC. 3.65% 02/01/2026	VERIZON COMMUNICATIONS, INC. 5.15% 09/15/2023	ANHEUSER-BUSCH INBEV FINANCE, INC. 2.65% 02/01/2021	BANK OF AMERICA CORP. SERIES MTN 6.88% 04/25/2018
MARKET VALUE	$5,474,537	4,996,776	4,404,899	3,542,299	3,413,034
% OF NET ASSETS	0.4	0.4	0.3	0.3	0.3

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2016*

PERCENT OF NET ASSETS
Corporate Bonds & Notes	99.1%
Short-Term Investments	2.3
Liabilities in Excess of Other Assets	(1.4)
TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

38

SPDR BARCLAYS LONG TERM CORPORATE BOND ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The SPDR Barclays Long Term Corporate Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the long term (10+ years) sector of the United States corporate bond market. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 14.31%, and the total return for the Barclays U.S. Long Term Corporate Index (the “Index”) was 14.06%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The difference in Fund performance, relative to its Index, can be attributed to security sampling and transaction costs.

Similar to the previous reporting period, market conditions were generally supportive for U.S. fixed income securities as evidenced by the positive total returns displayed by both government and credit components. Throughout the Reporting Period, bouts of market turbulence had participants favoring U.S. Treasuries and other sovereign government bonds over those with credit exposure reflective of the risk-off environment experienced in the previous reporting period. Even an interest rate increase by the Federal Reserve in December 2015 was not enough to steer investors away from U.S. Treasuries in this difficult environment. U.S government and credit products both benefitted as investors sought out the higher yields these instruments offered versus their foreign counterparts in the low-, and in some countries negative-, yielding environment that has become characteristic in global bond markets.

Risk aversion and uncertainty proved thematic in the first half of the Reporting Period as declines in Chinese equity markets and the subsequent currency devaluation by the People’s Bank of China began to signal overall weakness in the world’s second largest economy which spilled over into other emerging markets, making investors jittery and causing a rout in oil and other commodity markets. Against this global backdrop, the Federal Reserve held off hiking interest rates in September and October, although U.S. economic fundamentals did not seem to justify the decision, with the labor market continuing to surge forward, creating over 300,000 jobs in October alone. As markets began to stabilize towards the end of 2015, the Federal Reserve decided to shift its messaging, taking on a more hawkish tone and effectively signaling for a rate hike in mid-December. At this meeting, the Federal Reserve delivered what market participants well anticipated, a 25 basis point increase moving the Federal Funds rate to between 25 and 50 basis points which as expected, had the largest impact on the front end of the treasury curve. On a broader level, the interest rate increase illustrated the theme of monetary policy divergence taking place across central banks globally. During the second half of the Reporting Period, renewed anxiety over conditions in China and emerging markets had central banks adjusting their policies to address the effect of the weakness on their outlooks. In Europe, European Central Bank President Draghi’s hints at additional stimulus came to fruition, with the central bank cutting deposit rates further into negative territory and expanding monthly bond purchases to include corporate bonds. At the same time, the Bank of Japan surprised markets by introducing negative rates to a portion of excess reserves held at the bank. In light of the theme of global easing demonstrated by the central banks, the Federal Reserve adopted a dovish stance, once again alluding to the risks posed by global economic and financial developments. The change was reflected in a shallower path of interest rate assessments in the central bank’s summary of economic projections. Uncertainty re-entered markets as the June 23rd referendum on whether the U.K. should remain in the European Union became too close to call. When the decision was revealed that U.K. voters decided to leave the EU, investors scrambled for safety and markets roiled in the aftermath. The historical vote significantly contributed to the risk-off environment witnessed many times throughout the Reporting Period, with global sovereign bond markets gaining as a result. Investors’ search for yield became increasingly more difficult as negative-yielding instruments began to inch up to

39

SPDR BARCLAYS LONG TERM CORPORATE BOND ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (CONTINUED)

the longer tenured ranks of many sovereign yield curves. Longer-dated instruments outperformed those with shorter durations over the period as the likelihood of central bank policy globally looked to remain accommodative for the foreseeable future.

Unlike the previous reporting period, all segments of the Barclays U.S. Corporate Index performed well on a total return and excess return basis. Once oil prices showed signs of stabilizing in February, the performance of the Energy sector improved vastly however not enough to erase the damage inflicted earlier in the period. The Utility sector posted the highest excess returns over the Reporting Period as issuers in this sector benefitted from the falling costs of oil and coal while the Industrial sector posted the lowest excess returns due to the poor performance of the energy and basic industry sub-sectors. Specific to the Index, as credit spreads contracted significantly since February 2016, this allowed all Corporates to outperform comparable duration-matched Treasuries, however longer-dated issues posted the highest excess returns over the period.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

40

SPDR BARCLAYS LONG TERM CORPORATE BOND ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (3/10/09, 3/11/09, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Long Term Corporate Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.12%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	BARCLAYS LONG U.S. CORPORATE INDEX*	NET ASSET VALUE	MARKET VALUE	BARCLAYS LONG U.S. CORPORATE INDEX*
ONE YEAR	14.31%	15.86%	14.06%	14.31%	15.86%	14.06%
THREE YEARS	28.42%	29.21%	28.22%	8.70%	8.92%	8.64%
FIVE YEARS	48.94%	49.59%	50.19%	8.29%	8.39%	8.47%
SINCE INCEPTION (1) (2)	106.17%	108.41%	121.58%	10.41%	10.57%	11.50%

(1)	Effective December 17, 2010, the Fund changed its benchmark index to the Barclays Long U.S. Corporate Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index, for periods prior to December 17, 2010.
(2)	For the period March 10, 2009 to June 30, 2016.
*	The Barclays Long U.S. Corporate Index is designed to measure the performance of U.S. corporate bonds that have a maturity of greater than or equal to 10 years. The Index is a component of the Barclays U.S. Corporate Index and includes investment grade, fixed-rate, taxable, U.S. dollar-denominated debt with $250 million or more par amount outstanding, issued by U.S. and non-U.S. industrial, utility, and financial institutions. The Index is rebalanced monthly, on the last day business day of the month.

41

SPDR BARCLAYS LONG TERM CORPORATE BOND ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

(1)	Effective December 17, 2010, the Fund changed its benchmark index to the Barclays Long U.S. Corporate Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.
(2)	Index returns represent the Fund’s prior benchmark index from March 10, 2009 through December 16, 2010 and the Barclays Long U.S. Corporate Index from December 17, 2010 through June 30, 2016.

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

42

SPDR BARCLAYS LONG TERM CORPORATE BOND ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	GE CAPITAL INTERNATIONAL FUNDING CO UNLIMITED CO. 4.42% 11/15/2035	ANHEUSER-BUSCH INBEV FINANCE, INC. 4.90% 02/01/2046	VERIZON COMMUNICATIONS, INC. 6.55% 09/15/2043	GOLDMAN SACHS GROUP, INC. 6.75% 10/01/2037	VERIZON COMMUNICATIONS, INC. 4.40% 11/01/2034
MARKET VALUE	$1,466,438	1,339,756	1,058,993	775,316	766,074
% OF NET ASSETS	1	0.9	0.7	0.5	0.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2016*

PERCENT OF NET ASSETS
Corporate Bonds & Notes	98.8%
Municipal Bonds & Notes	0.0 **
Short-Term Investments	1.0
Other Assets in Excess of Liabilities	0.2
TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.
**	Less than 0.05% of net assets.

43

SPDR BARCLAYS ISSUER SCORED CORPORATE BOND ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The SPDR Barclays Issuer Scored Corporate Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. corporate bond market. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 6.56%, and the total return for the Barclays Issuer Scored Corporate Index (the “Index”) was 7.08%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The difference in Fund performance, relative to its Index, can be attributed to security sampling and transaction costs.

Similar to the previous reporting period, market conditions were generally supportive for U.S. fixed income securities as evidenced by the positive total returns displayed by both government and credit components. Throughout the Reporting Period, bouts of market turbulence had participants favoring U.S. Treasuries and other sovereign government bonds over those with credit exposure reflective of the risk-off environment experienced in the previous reporting period. Even an interest rate increase by the Federal Reserve in December 2015 was not enough to steer investors away from U.S. Treasuries in this difficult environment. U.S government and credit products both benefitted as investors sought out the higher yields these instruments offered versus their foreign counterparts in the low-, and in some countries negative-, yielding environment that has become characteristic in global bond markets.

Risk aversion and uncertainty proved thematic in the first half of the Reporting Period as declines in Chinese equity markets and the subsequent currency devaluation by the People’s Bank of China began to signal overall weakness in the world’s second largest economy which spilled over into other emerging markets, making investors jittery and causing a rout in oil and other commodity markets. Against this global backdrop, the Federal Reserve held off hiking interest rates in September and October, although U.S. economic fundamentals did not seem to justify the decision, with the labor market continuing to surge forward, creating over 300,000 jobs in October alone. As markets began to stabilize towards the end of 2015, the Federal Reserve decided to shift its messaging, taking on a more hawkish tone and effectively signaling for a rate hike in mid-December. At this meeting, the Federal Reserve delivered what market participants well anticipated, a 25 basis point increase moving the Federal Funds rate to between 25 and 50 basis points which as expected, had the largest impact on the front end of the treasury curve. On a broader level, the interest rate increase illustrated the theme of monetary policy divergence taking place across central banks globally. During the second half of the Reporting Period, renewed anxiety over conditions in China and emerging markets had central banks adjusting their policies to address the effect of the weakness on their outlooks. In Europe, European Central Bank President Draghi’s hints at additional stimulus came to fruition, with the central bank cutting deposit rates further into negative territory and expanding monthly bond purchases to include corporate bonds. At the same time, the Bank of Japan surprised markets by introducing negative rates to a portion of excess reserves held at the bank. In light of the theme of global easing demonstrated by the central banks, the Federal Reserve adopted a dovish stance, once again alluding to the risks posed by global economic and financial developments. The change was reflected in a shallower path of interest rate assessments in the central bank’s summary of economic projections. Uncertainty re-entered markets as the June 23rd referendum on whether the U.K. should remain in the European Union became too close to call. When the decision was revealed that U.K. voters decided to leave the EU, investors scrambled for safety and markets roiled in the aftermath. The historical vote significantly contributed to the risk-off environment witnessed many times throughout the Reporting Period, with global sovereign bond markets gaining as a result. Investors’ search for yield became increasingly more difficult as negative-yielding instruments began to inch up to the longer tenured ranks of many sovereign yield curves. Longer-dated instruments outperformed those

44

SPDR BARCLAYS ISSUER SCORED CORPORATE BOND ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (CONTINUED)

with shorter durations over the period as the likelihood of central bank policy globally looked to remain accommodative for the foreseeable future.

Unlike the previous reporting period, the U.S. Investment Grade universe posted positive total returns and excess returns over the Reporting Period. Once oil prices showed signs of stabilizing in February, the performance of the Energy sector improved vastly however not enough to erase the damage inflicted earlier in the period. The Utility sector posted the highest excess returns over the Reporting Period as issuers in this sector benefitted from the falling costs of oil and coal while the Industrial sector posted the lowest excess returns due to the poor performance of the energy and basic industry sub-sectors. The Index shared the same index rating as the Barclays Corporate Index, however its slightly shorter maturity profile caused its Reporting Period total return to come in slightly above that of the Barclays Corporate Index.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

45

SPDR BARCLAYS ISSUER SCORED CORPORATE BOND ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/6/11, 4/7/11, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Issuer Scored Corporate Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.16%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	BARCLAYS ISSUER SCORED CORPORATE INDEX*	NET ASSET VALUE	MARKET VALUE	BARCLAYS ISSUER SCORED CORPORATE INDEX*
ONE YEAR	6.56%	7.33%	7.08%	6.56%	7.33%	7.08%
THREE YEARS	15.09%	15.72%	15.60%	4.80%	4.99%	4.95%
FIVE YEARS	26.51%	26.94%	28.30%	4.82%	4.89%	5.11%
SINCE INCEPTION (1)	29.33%	29.94%	31.80%	5.04%	5.13%	5.42%

(1)	For the period April 6, 2011 to June 30, 2016.
*	The Barclays Issuer Scored Corporate Index is designed to measure the performance of the U.S. corporate bond market. The Index includes publicly issued U.S. dollar denominated corporate issues that are rated investment grade and have $250 million or more of par amount outstanding. Only securities issued by companies with publicly traded equity are eligible for inclusion. In addition, the securities must be denominated in U.S. dollars, fixed rate and non-convertible.

46

SPDR BARCLAYS ISSUER SCORED CORPORATE BOND ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

47

SPDR BARCLAYS ISSUER SCORED CORPORATE BOND ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	BNP PARIBAS SA 2.38% 05/21/2020	INTERNATIONAL PAPER CO. 9.38% 05/15/2019	UNUM GROUP 7.13% 09/30/2016	MID-AMERICA APARTMENTS L.P. 4.00% 11/15/2025	ANALOG DEVICES, INC. 3.90% 12/15/2025
MARKET VALUE	$152,404	123,996	116,507	111,649	111,326
% OF NET ASSETS	0.6	0.5	0.5	0.4	0.4

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2016*

PERCENT OF NET ASSETS
Corporate Bonds & Notes	98.9%
Short-Term Investments	6.3
Liabilities in Excess of Other Assets	(5.2)
TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

48

SPDR BARCLAYS CONVERTIBLE SECURITIES ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The SPDR Barclays Convertible Securities ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks United States convertible securities markets with outstanding issue sizes greater than $500 million. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was –0.13%, and the total return for the Barclays U.S. Convertible Bond >$500MM Index (the “Index”) was –0.31%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The difference in Fund performance, relative to its Index, can be attributed to security sampling and transaction costs.

Similar to the previous reporting period, market conditions were generally supportive for U.S. fixed income securities as evidenced by the positive total returns displayed by both government and credit products. Throughout the Reporting Period, bouts of market turbulence had participants favoring U.S. Treasuries and other sovereign government bonds over those with credit exposure reflective of the risk-off environment experienced in the previous reporting period. Even an interest rate increase by the Federal Reserve in December 2015 was not enough to steer investors away from U.S. Treasuries in this environment. U.S government and credit products both benefitted as investors sought out the higher yields these instruments offered versus their foreign counterparts in the low-, and in some countries negative-, yielding environment that has become characteristic in global bond markets.

Risk aversion and uncertainty proved thematic in the first half of the Reporting Period as declines in Chinese equity markets and the subsequent currency devaluation by the People’s Bank of China began to signal overall weakness in the world’s second largest economy which spilled over into other emerging markets, making investors jittery and causing a rout in oil and other commodity markets. Against this global backdrop, the Federal Reserve held off hiking interest rates in September and October, although U.S. economic fundamentals did not seem to justify the decision, with the labor market continuing to surge forward, creating over 300,000 jobs in October alone. As markets began to stabilize towards the end of 2015, the Federal Reserve decided to shift its messaging, taking on a more hawkish tone and effectively signaling for a rate hike in mid-December. At this meeting, the Federal Reserve delivered what market participants well anticipated, a 25 basis point increase moving the Federal Funds rate to between 25 and 50 basis points which as expected, had the largest impact on the front end of the treasury curve. On a broader level, the interest rate increase illustrated the theme of monetary policy divergence taking place across central banks globally. During the second half of the Reporting Period, renewed anxiety over conditions in China and emerging markets had central banks adjusting their policies to address the effect of the weakness on their outlooks. In Europe, European Central Bank President Draghi’s hints at additional stimulus came to fruition, with the central bank cutting deposit rates further into negative territory and expanding monthly bond purchases to include corporate bonds. At the same time, the Bank of Japan surprised markets by introducing negative rates to a portion of excess reserves held at the bank. In light of the theme of global easing demonstrated by the central banks, the Federal Reserve adopted a dovish stance, once again alluding to the risks posed by global economic and financial developments. The change was reflected in a shallower path of interest rate assessments in the central bank’s summary of economic projections. Uncertainty re-entered markets as the June 23rd referendum on whether the U.K. should remain in the European Union became too close to call. When the decision was revealed that U.K. voters decided to leave the EU, investors scrambled for safety and markets roiled in the aftermath. The historical vote significantly contributed to the risk-off environment witnessed many times throughout the Reporting Period, with global sovereign bond markets gaining as a result. Investors’ search for yield became increasingly more difficult as negative-yielding instruments began to inch up to

49

SPDR BARCLAYS CONVERTIBLE SECURITIES ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (CONTINUED)

the longer tenured ranks of many sovereign yield curves. Longer-dated instruments outperformed those with shorter durations over the period as the likelihood of central bank policy globally looked to remain accommodative for the foreseeable future.

The Reporting Period provided a difficult environment for the Index due to widening credit spreads and the steep decline in the high yield market during the first half of the Reporting Period. Choppy performance in global stock markets added to the list of factors which resulted in the Index posting a negative total return over the Reporting Period.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

50

SPDR BARCLAYS CONVERTIBLE SECURITIES ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/14/09, 4/15/09, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Convertible Securities ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.40%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	BARCLAYS U.S. CONVERTIBLE BOND >$500MM INDEX*	NET ASSET VALUE	MARKET VALUE	BARCLAYS U.S. CONVERTIBLE BOND >$500MM INDEX*
ONE YEAR	–0.13%	–0.17%	–0.31%	–0.13%	–0.17%	–0.31%
THREE YEARS	23.74%	23.58%	26.06%	7.36%	7.31%	8.02%
FIVE YEARS	38.37%	38.74%	41.66%	6.71%	6.77%	7.21%
SINCE INCEPTION (1)	112.22%	112.53%	128.76%	10.99%	11.02%	12.16%

(1)	For the period April 14, 2009 to June 30, 2016.
*	The Barclays U.S. Convertible Bond >$500MM Index is designed to represent the market of U.S. convertible securities, such as convertible bonds, with outstanding issue sizes greater than $500 million. Convertible bonds are bonds that can be exchanged, at the option of the holder, for a specific number of shares of the issuer’s preferred stock (“Preferred Securities”) or common stock.

51

SPDR BARCLAYS CONVERTIBLE SECURITIES ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

52

SPDR BARCLAYS CONVERTIBLE SECURITIES ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	MANDATORY EXCHANGEABLE TRUST 5.75% 06/01/2019	WELLS FARGO & CO. SERIES L 7.50% 12/31/2049	ALLERGAN PLC SERIES A 5.50% 03/01/2018	BANK OF AMERICA CORP. SERIES L 7.25% 12/31/2049	NVIDIA CORP. 1.00% 12/01/2018
MARKET VALUE	$107,187,150	102,910,931	84,188,951	72,725,310	70,791,375
% OF NET ASSETS	4.9	4.7	3.8	3.3	3.2

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2016*

PERCENT OF NET ASSETS
Corporate Bonds & Notes	59.6%
Convertible Preferred Stocks	39.2
Short-Term Investments	8.0
Liabilities in Excess of Other Assets	(6.8)
TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

53

SPDR BARCLAYS MORTGAGE BACKED BOND ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The SPDR Barclays Mortgage Backed Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. agency mortgage pass-through sector of the U.S. investment grade bond market. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 4.08%, and the total return for the Barclays U.S. MBS Index (the “Index”) was 4.34%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The difference in Fund performance, relative to its Index, can be attributed to security sampling and transaction costs.

Risk aversion and uncertainty proved thematic in the first half of the Reporting Period as declines in Chinese equity markets and the subsequent currency devaluation by the People’s Bank of China began to signal overall weakness in the world’s second largest economy which spilled over into other emerging markets, making investors jittery and causing a rout in oil and other commodity markets. Against this global backdrop, the Federal Reserve held off hiking interest rates in September and October, although U.S. economic fundamentals did not seem to justify the decision, with the labor market continuing to surge forward, creating over 300,000 jobs in October alone. As markets began to stabilize towards the end of 2015, the Federal Reserve decided to shift its messaging, taking on a more hawkish tone and effectively signaling for a rate hike in mid-December. At this meeting, the Federal Reserve delivered what market participants well anticipated, a 25 basis point increase moving the Federal Funds rate to between 25 and 50 basis points which as expected, had the largest impact on the front end of the treasury curve. On a broader level, the interest rate increase illustrated the theme of monetary policy divergence taking place across central banks globally. During the second half of the Reporting Period, renewed anxiety over conditions in China and emerging markets had central banks adjusting their policies to address the effect of the weakness on their outlooks. In Europe, European Central Bank President Draghi’s hints at additional stimulus came to fruition, with the central bank cutting deposit rates further into negative territory and expanding monthly bond purchases to include corporate bonds. At the same time, the Bank of Japan surprised markets by introducing negative rates to a portion of excess reserves held at the bank. In light of the theme of global easing demonstrated by the central banks, the Federal Reserve adopted a dovish stance, once again alluding to the risks posed by global economic and financial developments. The change was reflected in a shallower path of interest rate assessments in the central bank’s summary of economic projections. Uncertainty re-entered markets as the June 23rd referendum on whether the U.K. should remain in the European Union became too close to call. When the decision was revealed that U.K. voters decided to leave the EU, investors scrambled for safety and markets roiled in the aftermath. The historical vote significantly contributed to the risk-off environment witnessed many times throughout the Reporting Period, with global sovereign bond markets gaining as a result. Investors’ search for yield became increasingly more difficult as negative-yielding instruments began to inch up to the longer tenured ranks of many sovereign yield curves. Longer-dated instruments outperformed those with shorter durations over the period as the likelihood of central bank policy globally looked to remain accommodative for the foreseeable future.

The Index posted positive total returns over the Reporting Period and outperformed similarly duration-matched U.S. Treasuries. Securitized products were supported by demand for high quality spread products over the Reporting Period.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

54

SPDR BARCLAYS MORTGAGE BACKED BOND ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/15/09, 1/27/09, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Mortgage Backed Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.24%*.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	BARCLAYS U.S. MBS INDEX**	NET ASSET VALUE	MARKET VALUE	BARCLAYS U.S. MBS INDEX**
ONE YEAR	4.08%	4.22%	4.34%	4.08%	4.22%	4.34%
THREE YEARS	11.22%	11.40%	11.70%	3.61%	3.67%	3.76%
FIVE YEARS	14.48%	14.56%	15.96%	2.74%	2.76%	3.00%
SINCE INCEPTION (1)	30.74%	30.72%	31.88%	3.66%	3.66%	3.78%

(1)	For the period January 15, 2009 to June 30, 2016.
*	SSGA Funds Management, Inc. has contractually agreed to limit its management fee to the extent necessary to limit annual operating expenses to 0.20% until October 31, 2016.
**	The Barclays U.S. MBS Index (the “MBS Index”) measures the performance of the U.S. agency mortgage pass-through segment of the U.S. investment grade bond market. The term “U.S. agency mortgage pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of the following U.S. government-sponsored enterprises: Government National Mortgage Association (“GNMA”); Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”).

55

SPDR BARCLAYS MORTGAGE BACKED BOND ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

56

SPDR BARCLAYS MORTGAGE BACKED BOND ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	FEDERAL NATIONAL MORTGAGE ASSOCIATION TBA 3.00% 12/01/2099	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION TBA 3.00% 12/01/2099	FEDERAL NATIONAL MORTGAGE ASSOCIATION TBA 2.50% 12/01/2099	FEDERAL HOME LOAN MORTGAGE CORP. TBA 3.00% 12/01/2099	FEDERAL NATIONAL MORTGAGE ASSOCIATION TBA 3.50% 12/01/2099
MARKET VALUE	$5,109,687	4,937,625	3,932,109	3,730,922	3,481,500
% OF NET ASSETS	2.3	2.2	1.7	1.7	1.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2016*

PERCENT OF NET ASSETS
U.S. Government Agency Obligations	99.6%
Short-Term Investments	16.7
Liabilities in Excess of Other Assets	(16.3)
TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

57

SPDR BARCLAYS AGGREGATE BOND ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The SPDR Barclays Aggregate Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. dollar-denominated, investment grade, bond market. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 5.97%, and the total return for the Barclays U.S. Aggregate Index (the “Index”) was 6.00%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The difference in Fund performance, relative to its Index, can be attributed to security sampling and transaction costs.

Similar to the previous reporting period, market conditions were generally supportive for U.S. fixed income securities as evidenced by the positive total returns displayed by both government and credit components. Throughout the Reporting Period, bouts of market turbulence had participants favoring U.S. Treasuries and other sovereign government bonds over those with credit exposure reflective of the risk-off environment experienced in the previous reporting period. Even an interest rate increase by the Federal Reserve in December 2015 was not enough to steer investors away from U.S. Treasuries in this difficult environment. U.S government and credit products both benefitted as investors sought out the higher yields these instruments offered versus their foreign counterparts in the low-, and in some countries negative-, yielding environment that has become characteristic in global bond markets.

Risk aversion and uncertainty proved thematic in the first half of the Reporting Period as declines in Chinese equity markets and the subsequent currency devaluation by the People’s Bank of China began to signal overall weakness in the world’s second largest economy which spilled over into other emerging markets, making investors jittery and causing a rout in oil and other commodity markets. Against this global backdrop, the Federal Reserve held off hiking interest rates in September and October, although U.S. economic fundamentals did not seem to justify the decision, with the labor market continuing to surge forward, creating over 300,000 jobs in October alone. As markets began to stabilize towards the end of 2015, the Federal Reserve decided to shift its messaging, taking on a more hawkish tone and effectively signaling for a rate hike in mid-December. At this meeting, the Federal Reserve delivered what market participants well anticipated, a 25 basis point increase moving the Federal Funds rate to between 25 and 50 basis points which as expected, had the largest impact on the front end of the treasury curve. On a broader level, the interest rate increase illustrated the theme of monetary policy divergence taking place across central banks globally. During the second half of the Reporting Period, renewed anxiety over conditions in China and emerging markets had central banks adjusting their policies to address the effect of the weakness on their outlooks. In Europe, European Central Bank President Draghi’s hints at additional stimulus came to fruition, with the central bank cutting deposit rates further into negative territory and expanding monthly bond purchases to include corporate bonds. At the same time, the Bank of Japan surprised markets by introducing negative rates to a portion of excess reserves held at the bank. In light of the theme of global easing demonstrated by the central banks, the Federal Reserve adopted a dovish stance, once again alluding to the risks posed by global economic and financial developments. The change was reflected in a shallower path of interest rate assessments in the central bank’s summary of economic projections. Uncertainty re-entered markets as the June 23rd referendum on whether the U.K. should remain in the European Union became too close to call. When the decision was revealed that U.K. voters decided to leave the EU, investors scrambled for safety and markets roiled in the aftermath. The historical vote significantly contributed to the risk-off environment witnessed many times throughout the Reporting Period, with global sovereign bond markets gaining as a result. Investors’ search for yield became increasingly more difficult as negative-yielding instruments began to inch up to

58

SPDR BARCLAYS AGGREGATE BOND ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (CONTINUED)

the longer tenured ranks of many sovereign yield curves. Longer-dated instruments outperformed those with shorter durations over the period as the likelihood of central bank policy globally looked to remain accommodative for the foreseeable future.

Unlike the previous reporting period, products with U.S. credit exposure performed well on a total return basis although due to the strong rally in Treasuries at the end of June, slightly underperformed comparable duration-matched U.S. Treasuries. The negative excess returns over the Reporting Period can be attributable to the poor performance concentrated in the Energy sub-sector due to plummeting oil prices in the first half of the Reporting Period. Once oil prices showed signs of stabilizing in February, the performance of the Energy sector improved vastly however not enough to erase the damage inflicted earlier. The Utility sector posted the highest excess returns over the Reporting Period as issuers in this sector benefitted from the falling costs of oil and coal while the Industrial sector posted the lowest excess returns due to the poor performance of the energy and basic industry sub-sectors. Credit spreads widened from where they began the Reporting Period.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

59

SPDR BARCLAYS AGGREGATE BOND ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/23/07, 5/30/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Aggregate Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.09%*.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	BARCLAYS U.S. AGGREGATE INDEX**	NET ASSET VALUE	MARKET VALUE	BARCLAYS U.S. AGGREGATE INDEX**
ONE YEAR	5.97%	6.17%	6.00%	5.97%	6.17%	6.00%
THREE YEARS	12.58%	12.46%	12.69%	4.03%	3.99%	4.06%
FIVE YEARS	19.63%	19.61%	20.28%	3.65%	3.65%	3.76%
SINCE INCEPTION (1)	54.83%	54.96%	54.89%	4.92%	4.93%	4.92%

(1)	For the period May 23, 2007 to June 30, 2016.
*	SSGA Funds Management, Inc. has contractually agreed to limit its management fee to the extent necessary to limit annual operating expenses to 0.08% until October 31, 2016.
**	The Barclays U.S. Aggregate Index represents the securities of the US dollar denominated investment grade bond market.

60

SPDR BARCLAYS AGGREGATE BOND ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

61

SPDR BARCLAYS AGGREGATE BOND ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	TREASURY NOTES 0.75% 01/31/2018	TREASURY NOTES 1.38% 01/31/2020	TREASURY NOTES 2.63% 11/15/2020	TREASURY NOTES 2.50% 05/15/2024	TREASURY NOTES 2.00% 02/15/2023
MARKET VALUE	$28,781,222	17,634,063	12,961,952	11,594,650	9,469,581
% OF NET ASSETS	2.1	1.3	0.9	0.8	0.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2016*

PERCENT OF NET ASSETS
U.S. Treasury Obligations	36.4%
U.S. Government Agency Obligations	30.5
Corporate Bonds & Notes	26.6
Foreign Government Obligations	3.6
Mortgage-Backed Securities	1.1
Municipal Bonds & Notes	0.9
Asset-Backed Securities	0.4
Short-Term Investments	5.3
Liabilities in Excess of Other Assets	(4.8)
TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

62

SPDR NUVEEN BARCLAYS MUNICIPAL BOND ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The SPDR Nuveen Barclays Municipal Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. municipal bond market and provides income that is exempt from federal income taxes. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 9.02%, and the total return for the Barclays Municipal Managed Money Index (the “Index”) was 9.19%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The Fund’s management fee contributed to the difference between the Fund’s performance and that of the Index.

Municipal bond prices trended higher over the course of the Reporting Period. Municipal yields fell by 126 basis points in 30 years as measured by the AAA-rated municipal yield curve. The Reporting Period ended with a flatter yield curve as rates fell by 93, 54 and 10 basis points for maturities of 10, 5 and 2 years, respectively. Credit spreads between AAA-rated and AA-rated bonds were static for 30 year maturities and widened modestly (1 to 5 basis points) for maturities of 10 years and shorter.

The Fund’s strategy does not use derivatives.

The top positive contributors to the Fund’s performance were holdings of zero coupon, long duration and non-callable structures. The best performing sectors for the Fund versus the Index were the Electric Revenue, Industrial Development and Pollution Control Revenue and Transportation Revenue sectors. The top negative contributors to the Fund’s performance were holdings within the State and Local General Obligation, Resource Recovery and Lease-backed sectors. Additionally, holdings of shorter duration and maturity detracted from portfolio performance.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

63

SPDR NUVEEN BARCLAYS MUNICIPAL BOND ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/11/07, 9/13/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Nuveen Barclays Municipal Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.30%*.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	BARCLAYS MUNICIPAL MANAGED MONEY INDEX**	NET ASSET VALUE	MARKET VALUE	BARCLAYS MUNICIPAL MANAGED MONEY INDEX**
ONE YEAR	9.02%	9.20%	9.19%	9.02%	9.20%	9.19%
THREE YEARS	18.97%	20.11%	19.92%	5.96%	6.30%	6.24%
FIVE YEARS	29.48%	30.15%	31.46%	5.30%	5.41%	5.62%
SINCE INCEPTION (1)	53.56%	53.58%	57.86%	4.99%	4.99%	5.32%

(1)	For the period September 11, 2007 to June 30, 2016.
*	SSGA Funds Management, Inc. has contractually agreed to limit its management fee to the extent necessary to limit annual operating expenses to 0.23% until October 31, 2016.
**	The Barclays Municipal Managed Money Index is designed to track the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds. The Index is comprised of tax-exempt municipal securities issued by states, cities, counties, districts and their respective agencies. A general obligation bond is secured by the full faith and credit of its issuer.

64

SPDR NUVEEN BARCLAYS MUNICIPAL BOND ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

65

SPDR NUVEEN BARCLAYS MUNICIPAL BOND ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	CALIFORNIA, STATE GENERAL OBLIGATION 5.00% 08/01/2024	NEW YORK, NY, GENERAL OBLIGATION SERIES J 5.00% 08/01/2020	UTILITY DEBT SECURITIZATION AUTHORITY 5.00% 12/15/2037	ARIZONA, SALT RIVER PROJECT, AGRICULTURAL IMPROVEMENT & POWER DISTRICT REVENUE SERIES A 5.00% 12/01/2031	WISCONSIN, STATE GENERAL OBLIGATION SERIES B 5.00% 05/01/2030
MARKET VALUE	$20,067,112	18,573,600	17,583,440	16,271,139	15,465,897
% OF NET ASSETS	1.0	1.0	0.9	0.8	0.8

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2016*

PERCENT OF NET ASSETS
Municipal Bonds & Notes	99.5%
Short-Term Investment	0.6
Liabilities in Excess of Other Assets	(0.1)
TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

66

SPDR NUVEEN BARCLAYS CALIFORNIA MUNICIPAL BOND ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The SPDR Nuveen Barclays California Municipal Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the California municipal bond market and provides income that is exempt from federal and California state income taxes. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 9.83%, and the total return for the Barclays Managed Money Municipal California Index (the “Index”) was 10.12%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Management fees contributed to most of the difference between the Fund’s performance and that of the Index. A small portion of the difference is attributable to trading costs.

Municipal bond prices trended higher over the course of the Reporting Period. Municipal yields fell by 126 basis points in 30 years as measured by the AAA-rated municipal yield curve. The Reporting Period ended with a flatter yield curve as rates fell by 93, 54 and 10 basis points for maturities of 10, 5 and 2 years, respectively. Credit spreads between AAA-rated and AA-rated bonds were static for 30 year maturities and widened modestly (1 to 5 basis points) for maturities of 10 years and shorter. The Index outperformed the broader municipal bond market, as represented by the Barclay’s Municipal Managed Money Index, by 93 basis points over the Reporting Period.

The Fund’s strategy does not use derivatives.

On an individual security level, the top positive contributors to the Fund’s performance were bonds with zero or lower coupons, and longer maturities were the best performers. Other positive factors included holdings within the Local General Obligation, Transportation, Lease-backed and Water & Sewer sectors. The top negative contributors to the Fund’s performance were holdings within the Resource Recovery sector. Additionally, the portfolio holdings in bonds of 4-year duration and less underperformed those held in the Index.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

67

SPDR NUVEEN BARCLAYS CALIFORNIA MUNICIPAL BOND ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/10/07, 10/15/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Nuveen Barclays California Municipal Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.20%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	BARCLAYS MANAGED MONEY MUNICIPAL CALIFORNIA INDEX*	NET ASSET VALUE	MARKET VALUE	BARCLAYS MANAGED MONEY MUNICIPAL CALIFORNIA INDEX*
ONE YEAR	9.83%	10.04%	10.12%	9.83%	10.04%	10.12%
THREE YEARS	22.34%	25.60%	22.19%	6.95%	7.89%	6.91%
FIVE YEARS	38.18%	39.21%	37.62%	6.68%	6.84%	6.59%
SINCE INCEPTION (1)	61.90%	61.81%	62.69%	5.68%	5.67%	5.74%

(1)	For the period October 10, 2007 to June 30, 2016.
*	The Barclays Managed Money Municipal California Index tracks publicly traded California municipal bonds that cover the US dollar denominated California tax exempt bond market, including state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.

68

SPDR NUVEEN BARCLAYS CALIFORNIA MUNICIPAL BOND ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

69

SPDR NUVEEN BARCLAYS CALIFORNIA MUNICIPAL BOND ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	UNIVERSITY OF CALIFORNIA, REVENUE SERIES I 5.00% 05/15/2031	CALIFORNIA, STATE GENERAL OBLIGATION 5.00% 08/01/2022	CALIFORNIA, STATE GENERAL OBLIGATION 5.00% 08/01/2018	CALIFORNIA, STATE UNIVERSITY REVENUE SERIES A 5.00% 11/01/2030	LOS ANGELES, CA, UNIFIED SCHOOL DISTRICT, GENERAL OBLIGATION SERIES A 5.00% 07/01/2023
MARKET VALUE	$3,791,160	3,064,325	2,721,550	2,588,220	2,518,520
% OF NET ASSETS	2.7	2.2	1.9	1.8	1.8

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2016*

PERCENT OF NET ASSETS
Municipal Bonds & Notes	98.4%
Short-Term Investment	0.5
Other Assets in Excess of Liabilities	1.1
TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

70

SPDR NUVEEN BARCLAYS NEW YORK MUNICIPAL BOND ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The SPDR Nuveen Barclays New York Municipal Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the New York municipal bond market and provides income that is exempt from federal and New York state income taxes. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 9.31%, and the total return for the Barclays Managed Money Municipal New York Index (the “Index”) was 9.71%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Management fees contributed to roughly half of the difference between the Fund’s performance and that of the Index. Due to the Fund’s small size, the other half of the difference is attributable to trading and execution costs.

Municipal bond prices trended higher over the course of the Reporting Period. Municipal yields fell by 126 basis points in 30 years as measured by the AAA-rated municipal yield curve. The Reporting Period ended with a flatter yield curve as rates fell by 93, 54 and 10 basis points for maturities of 10, 5 and 2 years, respectively. Credit spreads between AAA-rated and AA-rated bonds were static for 30 year maturities and widened modestly (1 to 5 basis points) for maturities of 10 years and shorter. The Index outperformed the broader municipal bond market, as represented by the Barclay’s Municipal Managed Money Index, by 52 basis points over the Reporting Period.

The Fund’s strategy does not use derivatives.

On an individual security level, the top positive contributors to the Fund’s performance were bonds with zero or lower coupons, and longer maturities were the best performers. Other positive factors included holdings within the Transportation, Electric Revenue and Water & Sewer sectors. The top negative contributors to the Fund’s performance were holdings within the Local General Obligation, Lease-backed and Special Tax sectors. Additionally, the portfolio holdings in bonds of 4-year duration and less underperformed those held in the Index.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

71

SPDR NUVEEN BARCLAYS NEW YORK MUNICIPAL BOND ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/11/07, 10/15/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Nuveen Barclays New York Municipal Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.20%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	BARCLAYS MANAGED MONEY MUNICIPAL NEW YORK INDEX*	NET ASSET VALUE	MARKET VALUE	BARCLAYS MANAGED MONEY MUNICIPAL NEW YORK INDEX*
ONE YEAR	9.31%	10.46%	9.71%	9.31%	10.46%	9.71%
THREE YEARS	20.22%	21.49%	21.06%	6.33%	6.70%	6.58%
FIVE YEARS	31.03%	31.80%	33.28%	5.55%	5.68%	5.91%
SINCE INCEPTION (1)	54.15%	54.82%	57.72%	5.09%	5.14%	5.36%

(1)	For the period October 11, 2007 to June 30, 2016.
*	The Barclays Managed Money Municipal New York Index tracks publicly traded New York municipal bonds that cover the US dollar denominated New York tax exempt bond market, including state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.

72

SPDR NUVEEN BARCLAYS NEW YORK MUNICIPAL BOND ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

73

SPDR NUVEEN BARCLAYS NEW YORK MUNICIPAL BOND ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	NEW YORK, NY, CITY WATER FINANCE AUTHORITY, WATER & SEWER SYSTEM REVENUE SERIES GG 5.00% 06/15/2030	NEW YORK, NY, GENERAL OBLIGATION SERIES F 5.00% 08/01/2027	NEW YORK, STATE DORMITORY AUTHORITY, SALES TAX REVENUE SERIES A 4.13% 03/15/2033	NEW YORK, UTILITY DEBT SECURITIZATION AUTHORITY REVENUE SERIES TE 5.00% 12/15/2029	NEW YORK, NY, CITY CONVENTION CENTER DEVELOPMENT CORP. 5.00% 11/15/2031
MARKET VALUE	$1,266,970	1,051,239	1,001,898	934,177	878,402
% OF NET ASSETS	3.7	3.1	2.9	2.7	2.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2016*

PERCENT OF NET ASSETS
Municipal Bonds & Notes	96.5%
Short-Term Investment	2.7
Other Assets in Excess of Liabilities	0.8
TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

74

SPDR NUVEEN BARCLAYS SHORT TERM MUNICIPAL BOND ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The SPDR Nuveen Barclays Short Term Municipal Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term, tax-exempt, municipal bond market and provides income that is exempt from federal income taxes. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 2.13%, and the total return for the Barclays Managed Money Municipal Short Term Index (the “Index”) was 2.36%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Management fees contributed to most of the difference between the Fund’s performance and that of the Index. A small portion of the difference is attributable to trading costs.

Municipal bond prices trended higher over the course of the Reporting Period. Municipal yields fell by 126 basis points in 30 years as measured by the AAA-rated municipal yield curve. The Reporting Period ended with a flatter yield curve as rates fell by 93, 54 and 10 basis points for maturities of 10, 5 and 2 years, respectively. Credit spreads between AAA-rated and AA-rated bonds were static for 30 year maturities and widened modestly (1 to 5 basis points) for maturities of 10 years and shorter.

The Fund’s strategy does not use derivatives.

On an individual security level, the top positive contributors to the Fund’s performance were the Fund’s relatively longer maturity holdings. In the area of sector selection, the portfolio benefitted from a slight overweighting to State and Local General Obligation Bonds, Electric Revenue, and Education Revenue sector bonds. The top negative contributors to the Fund’s performance were holdings within the Water and Sewer, Resource Recovery, leasing and Special Tax revenue sectors.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

75

SPDR NUVEEN BARCLAYS SHORT TERM MUNICIPAL BOND ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/10/07, 10/15/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Nuveen Barclays Short Term Municipal Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.20%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	BARCLAYS MANAGED MONEY MUNICIPAL SHORT TERM INDEX*	NET ASSET VALUE	MARKET VALUE	BARCLAYS MANAGED MONEY MUNICIPAL SHORT TERM INDEX*
ONE YEAR	2.13%	2.09%	2.36%	2.13%	2.09%	2.36%
THREE YEARS	4.97%	5.55%	5.60%	1.63%	1.82%	1.83%
FIVE YEARS	6.94%	6.85%	8.58%	1.35%	1.33%	1.66%
SINCE INCEPTION (1)	24.02%	24.07%	28.75%	2.50%	2.50%	2.94%

(1)	For the period October 10, 2007 to June 30, 2016.
*	The Barclays Managed Money Municipal Short Term Index tracks publicly traded municipal bonds that cover the US dollar denominated short-term tax exempt bond market, including state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.

76

SPDR NUVEEN BARCLAYS SHORT TERM MUNICIPAL BOND ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

77

SPDR NUVEEN BARCLAYS SHORT TERM MUNICIPAL BOND ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	CALIFORNIA, STATE GENERAL OBLIGATION 5.00% 08/01/2020	CALIFORNIA, BAY AREA TOLL AUTHORITY, TOLL BRIDGE REVENUE SERIES C, VRN 1.88% 04/01/2047	CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK 5.00% 10/01/2020	CALIFORNIA, STATE GENERAL OBLIGATION 5.00% 08/01/2020	CENTRAL PLAINS ENERGY PROJECT, NE, GAS SUPPLY REVENUE 5.00% 08/01/2039
MARKET VALUE	$30,662,160	28,397,993	26,811,660	26,011,257	24,161,004
% OF NET ASSETS	1.0	1.0	0.9	0.9	0.8

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2016*

PERCENT OF NET ASSETS
Municipal Bonds & Notes	98.3%
Short-Term Investment	0.9
Other Assets in Excess of Liabilities	0.8
TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

78

SPDR NUVEEN S&P HIGH YIELD MUNICIPAL BOND ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The SPDR Nuveen S&P High Yield Municipal Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. high yield municipal bond market and to provide income that is exempt from federal income taxes. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 11.28%, and the total return for the S&P Municipal Yield Index (the “Index”) was 11.53%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The Fund’s management fee contributed to the difference between the Fund’s performance and that of the Index.

Municipal bond prices trended higher over the course of the Reporting Period. Municipal yields fell by 126 basis points in 30 years as measured by the AAA-rated municipal yield curve. The Reporting Period ended with a flatter yield curve as rates fell by 93, 54 and 10 basis points for maturities of 10, 5 and 2 years, respectively. Credit spreads between AAA-rated and BBB-rated bonds tightened by 20 to 40 depending upon maturity.

The Fund does not use derivative for this strategy.

The top positive contributor to the Fund’s performance was the slight overweight in the longer duration portion of the municipal yield curve, specifically the 8- to 12-year effective duration segments enhanced return relative to the Index. Additionally, the Fund’s holdings in the Healthcare, Appropriation, Dedicated and Incremental Tax and Transportation sectors had a positive impact on relative returns. Relative to the Index, the Fund had a larger percentage of bonds that were pre-refunded. The Fund was helped by its exposures within the States of California and New York. The top negative contributors to the Fund’s performance were the Fund’s Puerto Rico holdings. Puerto Rico broadly crosses numerous sectors, duration segments and coupon ranges. Other sectors where the Fund experienced relative weakness were State and Local General Obligation, Education, Public Power and Tobacco. Tobacco was one of the strongest overall, but the Fund was underweight in long zero coupon Tobacco, which did relatively better.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

79

SPDR NUVEEN S&P HIGH YIELD MUNICIPAL BOND ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/13/11, 4/14/11, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Nuveen S&P High Yield Municipal Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.50%*.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	S&P MUNICIPAL YIELD INDEX**	NET ASSET VALUE	MARKET VALUE	S&P MUNICIPAL YIELD INDEX**
ONE YEAR	11.28%	12.71%	11.53%	11.28%	12.71%	11.53%
THREE YEARS	25.74%	27.75%	22.99%	7.93%	8.51%	7.14%
FIVE YEARS	46.31%	53.54%	47.73%	7.91%	8.95%	8.11%
SINCE INCEPTION (1)	53.94%	53.81%	55.23%	8.62%	8.60%	8.80%

(1)	For the period April 13, 2011 to June 30, 2016.
*	SSGA Funds Management, Inc. has contractually agreed to limit its management fee to the extent necessary to limit annual operating expenses to 0.45% until October 31, 2016.
**	The S&P Municipal Yield Index is designed to measure the performance of high yield municipal bonds issued by U.S. states and territories or local governments or agencies, such that interest on the securities is exempt from regular federal income tax, but may be subject to the alternative minimum tax and to state and local income taxes.

80

SPDR NUVEEN S&P HIGH YIELD MUNICIPAL BOND ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

81

SPDR NUVEEN S&P HIGH YIELD MUNICIPAL BOND ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	CALIFORNIA, GOLDEN STATE TOBACCO SECURITIZATION CORP., REVENUE SERIES A-1 5.75% 06/01/2047	NEW YORK STATE TRANSPORT DEV. CORP. SERIES A 5.00% 07/01/2041	BUCKEYE, OH, TOBACCO SETTLEMENT FINANCING AUTHORITY SERIES A-2 5.13% 06/01/2024	PUERTO RICO SALES TAX FINANCING CORP. REVENUE SERIES C 5.25% 08/01/2040	JEFFERSON COUNTY, AL, SUBORDINATE LIEN SEWER WARRANT REVENUE SERIES D 6.00% 10/01/2042
MARKET VALUE	$5,827,452	5,824,099	4,807,684	4,542,980	4,516,591
% OF NET ASSETS	1.2	1.2	1.0	0.9	0.9

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2016*

PERCENT OF NET ASSETS
Municipal Bonds & Notes	93.9%
Short-Term Investment	3.5
Other Assets in Excess of Liabilities	2.6
TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

82

SPDR NUVEEN BARCLAYS BUILD AMERICA BOND ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The SPDR Nuveen Barclays Build America Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the market for taxable municipal securities with respect to which the issuer has made an irrevocable election to designate the bonds as “Qualified Bonds” under the Build America Bond program created under the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal securities on which the issuer receives federal support of the interest paid (“direct pay Build America Bonds”). In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 15.41%, and the total return for the Barclays Build America Bond Index (the “Index”) was 15.93%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fund expenses were the largest contributor to the difference between the Fund’s performance and that of its Index.

Over the course of the fiscal year, 30-year Treasury yields decreased 65 basis points. Since the Index and its universe of constituents contained generally long duration securities, returns for the Fund and Index were positively impacted by the decrease in interest rates. Credit spreads generally tightened on the year, also helping performance.

On an individual security level, the top positive contributors (by total return percentage) to the Fund’s performance were those bonds that had both longer duration profiles and experienced credit spread compression, and included the bonds of Cook County GO, Chicago Metropolitan Water Reclamation District and Bay Area Toll Authority. The top negative contributors to the Fund’s performance (by total return percentage) were those bonds that we were required to sell to meet redemptions early in the Reporting Period, when interest rates were generally higher (and bond prices lower), and included the bonds of Chicago Transit Authority, Municipal Electric Authority and San Diego County Water Revenue.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

83

SPDR NUVEEN BARCLAYS BUILD AMERICA BOND ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/12/10, 5/13/10, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Nuveen Barclays Build America Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.35%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	BARCLAYS BUILD AMERICA BOND INDEX*	NET ASSET VALUE	MARKET VALUE	BARCLAYS BUILD AMERICA BOND INDEX*
ONE YEAR	15.41%	18.71%	15.93%	15.41%	18.71%	15.93%
THREE YEARS	34.48%	36.81%	36.59%	10.38%	11.01%	10.95%
FIVE YEARS	61.79%	64.16%	66.17%	10.10%	10.42%	10.69%
SINCE INCEPTION (1)	74.73%	75.75%	81.57%	9.52%	9.62%	10.21%

(1)	For the period May 12, 2010 to June 30, 2016.
*	The Barclays Build America Bond Index is a subset of the Barclays Taxable Municipal Bond Index. The Index consists of all direct pay Build America Bonds that satisfy the rules of the Barclays Taxable Municipal Index.

84

SPDR NUVEEN BARCLAYS BUILD AMERICA BOND ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

85

SPDR NUVEEN BARCLAYS BUILD AMERICA BOND ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	CALIFORNIA, STATE GENERAL OBLIGATION 7.55% 04/01/2039	CALIFORNIA, STATE GENERAL OBLIGATION 7.60% 11/01/2040	CALIFORNIA, STATE GENERAL OBLIGATION 7.50% 04/01/2034	MASSACHUSETTS, STATE GENERAL OBLIGATION SERIES E 4.20% 12/01/2021	CALIFORNIA, STATE GENERAL OBLIGATION 7.30% 10/01/2039
MARKET VALUE	$2,039,193	1,465,182	1,280,268	1,207,753	1,113,172
% OF NET ASSETS	3.8	2.8	2.4	2.3	2.1

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2016*

PERCENT OF NET ASSETS
Municipal Bonds & Notes	98.5%
Short-Term Investment	0.3
Other Assets in Excess of Liabilities	1.2
Total	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

86

SPDR CITI INTERNATIONAL GOVERNMENT INFLATION-PROTECTED BOND ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The SPDR Citi International Government Inflation-Protected Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the inflation protected sector of the global bond market outside the United States. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 2.12%, and the total return for the Citi International Inflation-Linked Securities Select Index1 (the “Index”) was 6.60%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The difference in Fund performance, relative to its Index, can be attributed to security sampling and transaction costs.

The total return of the Index is primarily driven by changes in local yield curves, inflation rates, expectations on inflation rates and currency exchange rates. The DXY US Dollar Index (a general international value of the U.S. dollar) increased over the first half the Reporting Period and decreased during the second half. The Index and Fund saw a positive contribution to return from a currency effect standpoint, as Index constituents were primarily denominated in non-U.S. currencies that appreciated against the U.S. dollar during the Reporting Period. As a result, both the Index and the Fund saw a positive contribution to return from a currency effect standpoint. The sharp declines in sovereign government yields allowed the Index and Fund to post positive total returns, however, muted inflation readings and inflation expectations across the globe hindered the performance of inflation-linked securities over the Reporting Period.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

1	The Inception date of the Citi International Inflation-Linked Securities Select Index was January 15, 2016. Prior to February 12, 2016, the index for the Fund was the DB Global Government ex-US Inflation-Linked Bond Capped Index.

87

SPDR CITI INTERNATIONAL GOVERNMENT INFLATION-PROTECTED BOND ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (3/13/08, 3/19/08, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Citi International Government Inflation-Protected Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.50%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	CITI INTL INFLATION- LINKED SECURITES SELECT INDEX*	NET ASSET VALUE	MARKET VALUE	CITI INTL INFLATION- LINKED SECURITES SELECT INDEX*
ONE YEAR (1)	2.12%	1.35%	N/A	2.12%	1.35%	N/A
THREE YEARS (1)	0.57%	0.29%	N/A	0.19%	0.10%	N/A
FIVE YEARS (1)	0.55%	0.17%	N/A	0.11%	0.03%	N/A
SINCE INCEPTION (1) (2)	9.78%	9.41%	N/A	1.13%	1.09%	N/A

(1)	Effective February 15, 2016, the Fund changed its benchmark index from the DB Global Government ex-US Inflation-Linked Bond Capped Index to the Citi International Inflation-Linked Securities Select Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track different benchmark indices for periods prior to February 25, 2016.
(2)	For the period March 13, 2008 to June 30, 2016.
*	The Citi International Inflation-Linked Securities Select Index is designed to measure the total return performance of inflation-linked bonds outside the United States with fixed-rate coupon payments that are linked to an inflation index. Inflation-protected public obligations of the inflation-linked government bond markets of developed and emerging market countries, commonly known in the United States as TIPS, are securities issued by such governments that are designed to provide inflation protection to investors.

88

SPDR CITI INTERNATIONAL GOVERNMENT INFLATION-PROTECTED BOND ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

(1)	Effective February 15, 2016, the Fund changed its benchmark index to the Citi International Inflation-Linked Securities Select Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to February 15, 2016.
(2)	Index returns represent the Fund’s prior benchmark index from March 13, 2008 through February 14, 2016 and the Citi International Inflation-Linked Securities from February 15, 2016 through June 30, 2016.

Line graph is based on cumulative total return.

89

SPDR CITI INTERNATIONAL GOVERNMENT INFLATION-PROTECTED BOND ETF — PERFORMANCE SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	INFLATION LINKED KOREA TREASURY BOND, 1.50% 06/10/2021	FRANCE GOVERNMENT BOND OAT, 3.40% 07/25/2029	FRANCE GOVERNMENT BOND OAT, 2.25% 07/25/2020	UNITED KINGDOM GILT INFLATION LINKED, 1.25% 11/22/2055	JAPANESE GOVERNMENT CPI LINKED BOND, 0.10% 03/10/2025
MARKET VALUE	$14,285,627	10,669,548	10,195,596	10,119,898	10,072,750
% OF NET ASSETS	2.3	1.7	1.7	1.6	1.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2016*

PERCENT OF NET ASSETS
Foreign Government Obligations	99.4%
Short-Term Investment	0.0 **
Other Assets in Excess of Liabilities	0.6
TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.
**	Less than 0.05% of net assets.

90

SPDR BARCLAYS SHORT TERM INTERNATIONAL TREASURY BOND ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The SPDR Barclays Short Term International Treasury Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term (1-3 year remaining maturity) fixed-rate, investment grade debt issued by foreign governments of investment grade countries. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 2.56%, and the total return for the Barclays 1-3 Year Global Treasury ex-US Capped Index (the “Index”) was 3.08%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The difference in Fund performance, relative to its Index, can be attributed to security sampling and transaction costs.

The total return of the Index is primarily driven by changes in local yield curves that contribute to price returns, coupon returns and currency exchange rates. The DXY US Dollar Index (a general international value of the U.S. dollar) increased over the first half the Reporting Period and decreased during the second half. The Index and Fund saw a positive contribution to return from a currency effect standpoint, as Index constituents were primarily denominated in non-U.S. currencies that appreciated against the U.S. dollar during the Reporting Period. As a result, both the Index and the Fund saw a positive contribution to return from a currency effect standpoint. Excluding currency effects, the total return for each sovereign in the Index was positive except for one country, which reflected the decline in short term bond yields for many sovereign issues over the Reporting Period. From a country perspective, examples of sovereigns with the highest local currency total returns were Russia and Turkey, while Switzerland (the lone negative performer) and, to a lesser extent, Denmark, were examples in the smallest local contribution category. However, in U.S. dollar terms and taking Index market weights into account, the two largest contributors to the Index’s performance from a country perspective were the sovereigns of Japan and New Zealand, while the two largest detractors were the United Kingdom and Mexico.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

91

SPDR BARCLAYS SHORT TERM INTERNATIONAL TREASURY BOND ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/15/09, 1/27/09, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Short Term International Treasury Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.35%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	BARCLAYS 1-3 YEAR GLOBAL TREASURY EX-US CAPPED INDEX*	NET ASSET VALUE	MARKET VALUE	BARCLAYS 1-3 YEAR GLOBAL TREASURY EX-US CAPPED INDEX*
ONE YEAR	2.56%	2.54%	3.08%	2.56%	2.54%	3.08%
THREE YEARS	–8.90%	–9.23%	–7.92%	–3.06%	–3.18%	–2.71%
FIVE YEARS	–16.70%	–16.98%	–15.19%	–3.59%	–3.65%	–3.24%
SINCE INCEPTION (1)	0.53%	0.48%	3.83%	0.07%	0.06%	0.51%

(1)	For the period January 15, 2009 to June 30, 2016.
*	The Barclays 1-3 Year Global Treasury ex-US Capped index is designed to measure the performance of fixed-rate local currency sovereign debt of investment grade countries outside the United States that have remaining maturities of one to three years. Each of the component securities in the Index is a constituent of the Barclays Global Treasury ex-US Index.

92

SPDR BARCLAYS SHORT TERM INTERNATIONAL TREASURY BOND ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

93

SPDR BARCLAYS SHORT TERM INTERNATIONAL TREASURY BOND ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	AUSTRIA GOVERNMENT BOND 4.65% 01/15/2018	AUSTRALIA GOVERNMENT BOND 5.25% 03/15/2019	BELGIUM GOVERNMENT BOND 4.00% 03/28/2018	AUSTRALIA GOVERNMENT BOND 5.50% 01/21/2018	UNITED KINGDOM TREASURY BOND 1.00% 09/07/2017
MARKET VALUE	$2,741,301	2,561,289	2,518,793	2,327,472	2,273,456
% OF NET ASSETS	1.5	1.4	1.4	1.3	1.2

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2016*

PERCENT OF NET ASSETS
Foreign Government Obligations	97.8%
Short-Term Investment	1.0
Other Assets in Excess of Liabilities	1.2
TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

94

SPDR BARCLAYS INTERNATIONAL TREASURY BOND ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The SPDR Barclays International Treasury Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the fixed-rate, local currency, sovereign debt of investment grade countries outside the United States. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 9.67%, and the total return for the Barclays Global Treasury Ex-US Capped Index (the “Index”) was 10.33%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The difference in Fund performance, relative to its Index, can be attributed to security sampling and transaction costs.

The total return of the Index is primarily driven by changes in local yield curves that contribute to price returns, coupon returns and currency exchange rates. The DXY US Dollar Index (a general international value of the U.S. dollar) increased over the first half the Reporting Period and decreased during the second half. As both the Index and Fund are unhedged to the U.S. dollar, more countries experienced a currency appreciation compared to those who experienced a currency depreciation versus the dollar. As a result, both the Index and the Fund saw a positive contribution to return from a currency effect standpoint.

Additionally, excluding currency effects, the global decline in sovereign yields was large and broad-based, as evidenced by the positive total returns posted by the Index and Fund over the reporting period. Examples of sovereigns with the highest local currency total returns were Russia and the United Kingdom, while Hong Kong and Chile were examples in the smallest local contribution category. However, in U.S. dollar terms and taking Index market weights into account, the two largest contributors to the Index’s performance were the sovereigns of Japan and France, while the United Kingdom and Mexico detracted from total returns on a contribution basis.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

95

SPDR BARCLAYS INTERNATIONAL TREASURY BOND ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/2/07, 10/5/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays International Treasury Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.50%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	BARCLAYS GLOBAL TREASURY EX-US CAPPED INDEX*	NET ASSET VALUE	MARKET VALUE	BARCLAYS GLOBAL TREASURY EX-US CAPPED INDEX*
ONE YEAR	9.67%	9.68%	10.33%	9.67%	9.68%	10.33%
THREE YEARS	4.49%	4.27%	6.21%	1.47%	1.40%	2.03%
FIVE YEARS	0.90%	0.97%	3.70%	0.18%	0.19%	0.73%
SINCE INCEPTION (1)	28.09%	27.94%	35.59%	2.87%	2.86%	3.54%

(1)	For the period October 2, 2007 to June 30, 2016.
*	The Barclays Global Treasury Ex-US Capped Index is designed to track the fixed-rate local currency sovereign debt of investment grade countries outside the United States. The Index includes government bonds issued by investment grade countries outside the United States, in local currencies, that have a remaining maturity of one year or more and are rated investment grade (Baa3/BBB-/BBB-or higher using the middle rating of Moody’s Investors Service, Inc., Standard & Poor’s, Inc. and Fitch Inc., respectively).

96

SPDR BARCLAYS INTERNATIONAL TREASURY BOND ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

97

SPDR BARCLAYS INTERNATIONAL TREASURY BOND ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	GOVERNMENT OF JAPAN 10 YEAR BOND 0.10% 03/20/2026	KOREA TREASURY BOND 3.50% 03/10/2024	DENMARK GOVERNMENT BOND 4.50% 11/15/2039	GOVERNMENT OF JAPAN 5 YEAR BOND 0.20% 03/20/2019	KOREA TREASURY BOND 3.75% 12/10/2033
MARKET VALUE	$11,590,574	9,985,866	7,818,604	7,707,471	7,666,929
% OF NET ASSETS	0.7	0.6	0.5	0.5	0.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2016*

PERCENT OF NET ASSETS
Foreign Government Obligations	98.4%
Short-Term Investment	0.5
Other Assets in Excess of Liabilities	1.1
TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

98

SPDR BARCLAYS INTERNATIONAL CORPORATE BOND ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The SPDR Barclays International Corporate Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the investment grade corporate sector of the global bond market outside of the United States. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 3.54%, and the total return for the Barclays Global Aggregate ex-USD >$1B: Corporate Bond Index (the “Index”) was 4.13%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The difference in Fund performance, relative to its Index, can be attributed to security sampling and transaction costs.

The Reporting Period proved to be a turbulent one for investors. The underlying volatility in the bond markets was driven predominantly by investors’ concerns over economic growth and shifting expectations of central bank policies. Concerns about lack of Chinese growth, economic weakness in Europe and Japan, and soft oil prices were among the main contributors to increased uncertainty and volatility in world markets.

The first event to hit corporate bond spreads in the Reporting Period was evidence of an economic slowdown in China, coupled with a sharp fall in Chinese stocks. In the latter part of 2015 investment grade credit sentiment was soured by concerns about the creditworthiness of the automobile industry and the mining sector. In the European market, the European Central Bank’s shift into corporate debt markets in 2016 has allowed highly rated corporates to borrow almost for free. Spreads in non-financial sectors narrowed significantly, driving returns. However, negative rates have presented problems too, straining bank profitability and prompting spreads to widen for Financials. Deutsche Bank was in the spotlight after its credit default swaps spreads shot up, forcing it to commit to buying back up to €3 billion of its bonds.

Broken into the three major sub-sectors of the corporate bond universe, industrials gave back the highest return (4.84% total return), while the financial and utility sector returned 3.71% and 2.49%, respectively, over the Reporting Period.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

99

SPDR BARCLAYS INTERNATIONAL CORPORATE BOND ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/19/10, 5/20/10, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays International Corporate Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.50%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	BARCLAYS GLOBAL AGGREGATE EX-USD > $1B: CORPORATE BOND INDEX*	NET ASSET VALUE	MARKET VALUE	BARCLAYS GLOBAL AGGREGATE EX-USD > $1B: CORPORATE BOND INDEX*
ONE YEAR	3.54%	3.48%	4.13%	3.54%	3.48%	4.13%
THREE YEARS	–2.34%	–2.80%	–1.09%	–0.79%	–0.94%	–0.36%
FIVE YEARS	–0.86%	–1.15%	1.34%	–0.17%	–0.23%	0.27%
SINCE INCEPTION (1)	17.86%	18.10%	21.17%	2.72%	2.76%	3.19%

(1)	For the period May 19, 2010 to June 30, 2016.
*	The Barclays Global Aggregate ex-USD >$1B: Corporate Bond Index is designed to be a broad based measure of the global investment-grade, fixed rate, fixed income corporate markets outside the United States. The Index is part of the Barclays Global ex-USD Aggregate Bond Index (the “Aggregate Index”). The major components of the Aggregate Index are the Pan-European Aggregate and the Asian Pacific Aggregate Indices.

100

SPDR BARCLAYS INTERNATIONAL CORPORATE BOND ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

101

SPDR BARCLAYS INTERNATIONAL CORPORATE BOND ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	ANHEUSER-BUSCH INBEV NV 1.50% 04/18/2030	DEUTSCHE BANK AG 2.38% 01/11/2023	PANASONIC CORP. SERIES 12 0.39% 03/19/2020	TELEFONICA EMISIONES SAU SERIES GMTN 3.99% 01/23/2023	ANHEUSER-BUSCH INBEV NV SERIES EMTN 0.80% 04/20/2023
MARKET VALUE	$1,229,352	1,065,984	984,588	930,695	905,889
% OF NET ASSETS	0.9	0.8	0.7	0.7	0.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2016*

PERCENT OF NET ASSETS
Corporate Bonds & Notes	98.4%
Short-Term Investments	0.4
Other Assets in Excess of Liabilities	1.2
TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

102

SPDR BARCLAYS EMERGING MARKETS LOCAL BOND ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The SPDR Barclays Emerging Markets Local Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the fixed-rate, local currency, sovereign debt of emerging market countries. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 2.44%, and the total return for the Barclays EM Local Currency Government Diversified Index (the “Index”) was 3.38%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The majority of the performance differential between the Fund performance and that of the Index was attributable to the management fees. Aside from this, the performance differential was also driven by withholding tax charges.

The Reporting Period proved to be a turbulent one for markets and there was plenty to keep investors’ minds occupied. The underlying volatility in the bond markets was driven predominantly by investors’ concerns over economic growth and shifting expectations of central bank policies. Concerns about lack of Chinese growth, economic weakness in Europe and Japan, and soft oil prices were among the main contributors to increased uncertainty and volatility in world markets. Nigeria dropped from the Index at the end of January against a backdrop of heightened volatility and capital controls. Weak growth in China and the prospect of higher U.S. interest rates caused concern of downgrades across emerging markets. Emerging market hard currency/dollar-denominated government bonds significantly outperformed their local-currency counterparts. Among the major contributors to the positive performance were Brazil (13% Index weight) and Indonesia (7% Index weight), which gave a total return of 13.3% and 14.6%, respectively. South Africa (4.6% Index weight) and Colombia (4.5% Index weight) were among the main detractors from performance with a total return of –13.0% and –5.1%, respectively.

The Fund employs the use of derivatives in seeking its objective but these investments have neither significantly added nor detracted from Fund performance relative to the Index. The Fund will use non-deliverable forwards when it is unable to get physical bond exposures for varying reasons (e.g., poor liquidity or withholding taxes). The Fund aims to be fully invested in domestic physical bonds as the basis risk between any synthetic exposure and domestic bonds increases in times of stress and therefore any synthetic exposure is not a good proxy for bonds in the Index. The Fund may also use bond futures for efficient portfolio management purposes and not on a continuous basis.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

103

SPDR BARCLAYS EMERGING MARKETS LOCAL BOND ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (2/23/11, 2/24/11, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Emerging Markets Local Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.50%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	BARCLAYS EM LOCAL CURRENCY GOVERNMENT DIVERSIFIED INDEX*	NET ASSET VALUE	MARKET VALUE	BARCLAYS EM LOCAL CURRENCY GOVERNMENT DIVERSIFIED INDEX*
ONE YEAR	2.44%	2.96%	3.38%	2.44%	2.96%	3.38%
THREE YEARS	–5.23%	–4.48%	–2.73%	–1.77%	–1.52%	–0.92%
FIVE YEARS	–4.61%	–5.49%	–0.90%	–0.94%	–1.12%	–0.18%
SINCE INCEPTION (1)	1.79%	2.15%	6.87%	0.33%	0.40%	1.25%

(1)	For the period February 23, 2011 to June 30, 2016.
*	The Barclays EM Local Currency Government Diversified Index is designed to measure the performance of the fixed-rate local currency sovereign debt of emerging market countries. The Index includes government bonds issued by countries outside the United States, in local currencies, that have a remaining maturity of one year or more and are rated B3/B-/B- or higher. In addition, the securities in the Index must be fixed-rate and have certain minimum amounts outstanding, depending upon the currency in which the bonds are denominated.

104

SPDR BARCLAYS EMERGING MARKETS LOCAL BOND ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

105

SPDR BARCLAYS EMERGING MARKETS LOCAL BOND ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	BRAZIL LETRAS DO TESOURO NACIONAL, ZERO COUPON, 01/01/2019	BRAZIL LETRAS DO TESOURO NACIONAL, ZERO COUPON, 01/01/2020	BRAZIL LETRAS DO TESOURO NACIONAL, ZERO COUPON, 07/01/2019	BRAZIL LETRAS DO TESOURO NACIONAL, ZERO COUPON, 04/01/2018	INDONESIA TREASURY BOND 8.38% 09/15/2026
MARKET VALUE	$4,550,051	4,008,091	3,697,417	3,090,013	2,846,147
% OF NET ASSETS	2.2	2.0	1.8	1.5	1.4

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2016*

PERCENT OF NET ASSETS
Foreign Government Obligations	98.0%
Short-Term Investment	1.0
Other Assets in Excess of Liabilities	1.0
TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

106

SPDR BARCLAYS INTERNATIONAL HIGH YIELD BOND ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The SPDR Barclays International High Yield Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the high yield corporate bond market of non-U.S. issuers. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 0.63%, and the total return for the Barclays Global HY ex US Domiciled 350mn+ Cash Pay Index (the “Index”) was 1.22%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The difference in Fund performance, relative to its Index, can be attributed to security sampling and transaction costs.

The Reporting Period proved to be a turbulent one for investors. The underlying volatility in the bond markets was driven predominantly by investors’ concerns over economic growth and shifting expectations of central bank policies. Concerns about lack of Chinese growth, economic weakness in Europe and Japan, and soft oil prices were among the main contributors to increased uncertainty and volatility in world markets. The price of oil has had a particularly negative impact on the U.S. high-yield sector. The European high-yield market outperformed the U.S. market, in part because the oil and gas and mining sectors are a much smaller constituent of the European markets and include names that are, arguably, safer — larger companies such as Gazprom and Petrobas. The energy sector (a sub-set of the industrial sector) has a weight of approximately 4.70% in the overall Index. It was the largest detractor from performance as it returned –14.6% over the Reporting Period.

Within the Index, it was the financial sector which gave back the highest returns of 2.34%, while the utility sector and industrial sector returned 1.25% and 0.94% over the Reporting Period, respectively.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

107

SPDR BARCLAYS INTERNATIONAL HIGH YIELD BOND ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (3/12/14, 3/13/14, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays International High Yield Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.40%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	BARCLAYS GLOBAL HY ex US DOMICILED 350MN+ CASH PAY INDEX*	NET ASSET VALUE	MARKET VALUE	BARCLAYS GLOBAL HY ex US DOMICILED 350MN+ CASH PAY INDEX*
ONE YEAR	0.63%	1.73%	1.22%	0.63%	1.73%	1.22%
SINCE INCEPTION (1)	–5.46%	–5.54%	–4.82%	–2.41%	–2.45%	–2.12%

(1)	For the period March 12, 2014 to June 30, 2016.
*	The Barclays Global HY ex US Domiciled 350MN+ Cash Pay Index is designed to be a measure of the international high yield, fixed rate, fixed income corporate markets of issuers domiciled outside the United States, including in emerging markets.

108

SPDR BARCLAYS INTERNATIONAL HIGH YIELD BOND ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

109

SPDR BARCLAYS INTERNATIONAL HIGH YIELD BOND ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	ALTICE FINANCING SA 6.63% 02/15/2023	ITAU UNIBANCO HOLDING SA 5.65% 03/19/2022	CENOVUS ENERGY, INC. 3.80% 09/15/2023	CEMEX FINANCE LLC 9.38% 10/12/2022	ALFA BANK AO VIA ALFA BOND ISSUANCE PLC 7.50% 09/26/2019
MARKET VALUE	$394,000	303,000	235,937	219,000	218,500
% OF NET ASSETS	1.6	1.2	1.0	0.9	0.9

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2016*

PERCENT OF NET ASSETS
Corporate Bonds & Notes	97.2%
Short-Term Investment	0.3
Other Assets in Excess of Liabilities	2.5
TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

110

SPDR BARCLAYS HIGH YIELD BOND ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The SPDR Barclays High Yield Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. high yield corporate bond market. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was -1.99%, and the total return for the Barclays High Yield Very Liquid Index (the “Index”) was 0.92%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The difference in Fund performance, relative to its Index, can be attributed to security sampling and transaction costs.

Similar to the previous reporting period, market conditions were generally supportive for U.S. fixed income securities as evidenced by the positive total returns displayed by both government and credit products. Throughout the Reporting Period, bouts of market turbulence had participants favoring U.S. Treasuries and other sovereign government bonds over those with credit exposure reflective of the risk-off environment experienced in the previous reporting period. Even an interest rate increase by the Federal Reserve in December 2015 was not enough to steer investors away from U.S. Treasuries in this difficult environment. U.S government and credit products both benefitted as investors sought out the higher yields these instruments offered versus their foreign counterparts in the low-, and in some countries negative-, yielding environment that has become characteristic in global bond markets.

Risk aversion and uncertainty proved thematic in the first half of the Reporting Period as declines in Chinese equity markets and the subsequent currency devaluation by the People’s Bank of China began to signal overall weakness in the world’s second largest economy which spilled over into other emerging markets, making investors jittery and causing a rout in oil and other commodity markets. Against this global backdrop, the Federal Reserve held off hiking interest rates in September and October, although U.S. economic fundamentals did not seem to justify the decision, with the labor market continuing to surge forward, creating over 300,000 jobs in October alone. As markets began to stabilize towards the end of 2015, the Federal Reserve decided to shift its messaging, taking on a more hawkish tone and effectively signaling for a rate hike in mid-December. At this meeting, the Federal Reserve delivered what market participants well anticipated, a 25 basis point increase moving the Federal Funds rate to between 25 and 50 basis points which as expected, had the largest impact on the front end of the treasury curve. On a broader level, the interest rate increase illustrated the theme of monetary policy divergence taking place across central banks globally. During the second half of the Reporting Period, renewed anxiety over conditions in China and emerging markets had central banks adjusting their policies to address the effect of the weakness on their outlooks. In Europe, European Central Bank President Draghi’s hints at additional stimulus came to fruition, with the central bank cutting deposit rates further into negative territory and expanding monthly bond purchases to include corporate bonds. At the same time, the Bank of Japan surprised markets by introducing negative rates to a portion of excess reserves held at the bank. In light of the theme of global easing demonstrated by the central banks, the Federal Reserve adopted a dovish stance, once again alluding to the risks posed by global economic and financial developments. The change was reflected in a shallower path of interest rate assessments in the central bank’s summary of economic projections. Uncertainty re-entered markets as the June 23rd referendum on whether the U.K. should remain in the European Union became too close to call. When the decision was revealed that U.K. voters decided to leave the EU, investors scrambled for safety and markets roiled in the aftermath. The historical vote significantly contributed to the risk-off environment witnessed many times throughout the Reporting Period, with global sovereign bond markets gaining as a result. Investors’ search for yield became increasingly more difficult as negative-yielding instruments began to inch up to the longer

111

SPDR BARCLAYS HIGH YIELD BOND ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (CONTINUED)

tenured ranks of many sovereign yield curves. Longer-dated instruments outperformed those with shorter durations over the period as the likelihood of central bank policy globally looked to remain accommodative for the foreseeable future.

Unlike the previous reporting period, all segments of the Index displayed positive returns on a total return basis, however, underperformed comparable duration-matched U.S. Treasuries. The first half of the Reporting Period proved to be very difficult for high yield markets as spreads widened to lofty levels on the back of deteriorating conditions in oil and commodity markets. Swelling corporate balance sheets had investors demanding higher yields to compensate for the higher risk of default, as default rates ended 2015 slightly higher at 2.90%. Once oil prices showed signs of stabilizing in February, the performance of the Energy sector and the high yield market in general, improved vastly. The Reporting Period ended with a resurgence in riskier credit products as spreads narrowed, mainly in the hard-hit Energy and Basic Industry names. Riskier credit products were also assisted by the familiar backstop of central bank intervention in the second half of the Reporting Period. Specific to the Index, the rally in Treasury yields assisted high yield products on a total return basis; however, high yield issues underperformed comparable duration-matched U.S. Treasuries.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

112

SPDR BARCLAYS HIGH YIELD BOND ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/28/07, 12/04/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays High Yield Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.40%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	BARCLAYS HIGH YIELD VERY LIQUID INDEX*	NET ASSET VALUE	MARKET VALUE	BARCLAYS HIGH YIELD VERY LIQUID INDEX*
ONE YEAR	–1.99%	–1.03%	0.92%	–1.99%	–1.03%	0.92%
THREE YEARS	6.76%	8.08%	11.79%	2.21%	2.62%	3.78%
FIVE YEARS	22.46%	22.92%	31.04%	4.13%	4.21%	5.55%
SINCE INCEPTION (1)	53.49%	55.30%	86.93%	5.11%	5.26%	7.56%

(1)	For the period November 28, 2007 to June 30, 2016.
*	The Barclays High Yield Very Liquid Index is designed to measure the performance of publicly issued U.S. dollar denominated high yield corporate bonds with above-average liquidity. High yield securities are generally rated below investment grade and are commonly referred to as “junk bonds.” The Index includes publicly issued U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least one year, regardless of optionality, are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody’s Investors Service, Inc., Fitch Inc., or Standard & Poor’s, Inc., respectively, and have $500 million or more of outstanding face value.

113

SPDR BARCLAYS HIGH YIELD BOND ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

114

SPDR BARCLAYS HIGH YIELD BOND ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	NUMERICABLE- SFR SA 7.38% 05/01/2026	FRONTIER COMMUNICATIONS CORP. 11.00% 09/15/2025	NUMERICABLE- SFR SA 6.00% 05/15/2022	WESTERN DIGITAL CORP. 10.50% 04/01/2024	SPRINT CORP. 7.88% 09/15/2023
MARKET VALUE	$91,334,125	67,318,792	63,261,767	58,392,250	57,605,820
% OF NET ASSETS	0.8	0.6	0.6	0.5	0.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2016 *

PERCENT OF NET ASSETS
Corporate Bonds & Notes	97.5%
Senior Floating Rate Loans	0.0 **
Short-Term Investments	8.2
Liabilities in Excess of Other Assets	(5.7)
TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.
**	Less than 0.05% of net assets.

115

SPDR BARCLAYS SHORT TERM HIGH YIELD BOND ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The SPDR Barclays Short Term High Yield Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. high yield, short-term, corporate bond market. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was –1.61%, and the total return for the Barclays US High Yield 350mn Cash Pay 0-5 Yr 2% Capped Index (the “Index”) was 0.29%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The difference in Fund performance, relative to its Index, can be attributed to security sampling and transaction costs.

Similar to the previous reporting period, market conditions were generally supportive for U.S. fixed income securities as evidenced by the positive total returns displayed by both government and credit products. Throughout the Reporting Period, bouts of market turbulence had participants favoring U.S. Treasuries and other sovereign government bonds over those with credit exposure reflective of the risk-off environment experienced in the previous reporting period. Even an interest rate increase by the Federal Reserve in December 2015 was not enough to steer investors away from U.S. Treasuries in this environment. U.S government and credit products both benefitted as investors sought out the higher yields these instruments offered versus their foreign counterparts in the low-, and in some countries negative-, yielding environment that has become characteristic in global bond markets.

Risk aversion and uncertainty proved thematic in the first half of the Reporting Period as declines in Chinese equity markets and the subsequent currency devaluation by the People’s Bank of China began to signal overall weakness in the world’s second largest economy which spilled over into other emerging markets, making investors jittery and causing a rout in oil and other commodity markets. Against this global backdrop, the Federal Reserve held off hiking interest rates in September and October, although U.S. economic fundamentals did not seem to justify the decision, with the labor market continuing to surge forward, creating over 300,000 jobs in October alone. As markets began to stabilize towards the end of 2015, the Federal Reserve decided to shift its messaging, taking on a more hawkish tone and effectively signaling for a rate hike in mid-December. At this meeting, the Federal Reserve delivered what market participants well anticipated, a 25 basis point increase moving the Federal Funds rate to between 25 and 50 basis points which as expected, had the largest impact on the front end of the treasury curve. On a broader level, the interest rate increase illustrated the theme of monetary policy divergence taking place across central banks globally. During the second half of the Reporting Period, renewed anxiety over conditions in China and emerging markets had central banks adjusting their policies to address the effect of the weakness on their outlooks. In Europe, European Central Bank President Draghi’s hints at additional stimulus came to fruition, with the central bank cutting deposit rates further into negative territory and expanding monthly bond purchases to include corporate bonds. At the same time, the Bank of Japan surprised markets by introducing negative rates to a portion of excess reserves held at the bank. In light of the theme of global easing demonstrated by the central banks, the Federal Reserve adopted a dovish stance, once again alluding to the risks posed by global economic and financial developments. The change was reflected in a shallower path of interest rate assessments in the central bank’s summary of economic projections. Uncertainty re-entered markets as the June 23rd referendum on whether the U.K. should remain in the European Union became too close to call. When the decision was revealed that U.K. voters decided to leave the EU, investors scrambled for safety and markets roiled in the aftermath. The historical vote significantly contributed to the risk-off environment witnessed many times throughout the Reporting Period, with global sovereign bond markets gaining as a result. Investors’ search for yield became increasingly more difficult as negative-yielding instruments began to inch up to

116

SPDR BARCLAYS SHORT TERM HIGH YIELD BOND ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (CONTINUED)

the longer tenured ranks of many sovereign yield curves. Longer-dated instruments outperformed those with shorter durations over the period as the likelihood of central bank policy globally looked to remain accommodative for the foreseeable future.

Unlike the previous reporting period, all segments of the Index 350mn Cash Pay 0–5 Yr 2% Capped Index displayed positive returns on a total return basis, however, underperformed comparable duration-matched U.S. Treasuries. The first half of the Reporting Period proved to be very difficult for high yield markets as spreads widened to lofty levels on the back of deteriorating conditions in oil and commodity markets. Swelling corporate balance sheets had investors demanding higher yields as default rates ended 2015 at 2.9%. Once oil prices showed signs of stabilizing in February, the performance of the Energy sector and the high yield market in general, improved vastly. The Reporting Period ended with a resurgence in riskier credit products as spreads narrowed, mainly in the hard-hit Energy and Basic Industry names. Riskier credit products were also assisted by the familiar backstop of central bank intervention in the second half of the Reporting Period. Specific to the U.S. High Yield Very Liquid Index, the rally in Treasury yields assisted high yield products on a total return basis, however, high yield issues underperformed comparable duration-matched U.S. Treasuries. Shorter segments of the high yield universe posted smaller total returns compared to longer-dated issues in the Index.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

117

SPDR BARCLAYS SHORT TERM HIGH YIELD BOND ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (3/14/12, 3/15/12, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Short Term High Yield Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.40%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	BARCLAYS US HIGH YIELD 350MN CASH PAY 0-5YR 2% CAPPED INDEX*	NET ASSET VALUE	MARKET VALUE	BARCLAYS US HIGH YIELD 350MN CASH PAY 0-5YR 2% CAPPED INDEX*
ONE YEAR	–1.61%	–1.14%	0.29%	–1.61%	–1.14%	0.29%
THREE YEAR	4.64%	4.90%	8.81%	1.52%	1.61%	2.85%
SINCE INCEPTION (1)	12.87%	13.70%	19.81%	2.86%	3.03%	4.30%
(1)	For the period March 14, 2012 to June 30, 2016.
*	Barclays US High Yield 350MN Cash Pay 0-5 Yr 2% Capped Index includes short-term publicly issued U.S. dollar-denominated high yield corporate bonds. High yield securities are generally rated below investment-grade and are commonly referred to as “junk” bonds. The Index includes publicly issued U.S. dollar denominated, non-investment-grade, fixed rate, taxable corporate bonds that have a remaining maturity of less than 5 years regardless of optionality, are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody’s Investors Service, Inc., Fitch, Inc., or Standard & Poor’s, Inc., respectively, and have $350 million or more of issuance.

118

SPDR BARCLAYS SHORT TERM HIGH YIELD BOND ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

119

SPDR BARCLAYS SHORT TERM HIGH YIELD BOND ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	HCA, INC. 6.50% 02/15/2020	WIND ACQUISITION FINANCE SA 7.38% 04/23/2021	REYNOLDS GROUP ISSUER, INC./ REYNOLDS GROUP ISSUER LLC/ REYNOLDS GROUP ISSUER LU 5.75% 10/15/2020	SOFTBANK GROUP CORP. 4.50% 04/15/2020	NAVIENT CORP. 8.45% 06/15/2018
MARKET VALUE	$21,527,492	18,672,636	18,636,625	18,382,812	18,379,367
% OF NET ASSETS	0.7	0.6	0.6	0.6	0.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2016*

PERCENT OF NET ASSETS
Corporate Bonds & Notes	96.3%
Senior Floating Rate Loans	0.2
U.S. Treasury Obligations	0.1
Common Stocks	0.0 **
Short-Term Investments	9.4
Liabilities in Excess of Other Assets	(6.0)
TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.
**	Less than 0.05% of net assets.

120

SPDR BARCLAYS INVESTMENT GRADE FLOATING RATE ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The SPDR Barclays Investment Grade Floating Rate ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the market for U.S. dollar-denominated, investment grade, floating rate notes with maturities greater than or equal to one month and less than five years. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 0.55%, and the total return for the Barclays U.S. Dollar Floating Rate Note < 5 Years Index (the “Index”) was 0.64%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The difference in Fund performance, relative to its Index, can be attributed to security sampling and transaction costs.

Similar to the previous reporting period, market conditions were generally supportive for U.S. fixed income securities as evidenced by the positive total returns displayed by both government and credit products. Throughout the Reporting Period, bouts of market turbulence had participants favoring U.S. Treasuries and other sovereign government bonds over those with credit exposure reflective of the risk-off environment experienced in the previous reporting period. Even an interest rate increase by the Federal Reserve in December 2015 was not enough to steer investors away from U.S. Treasuries in this environment. U.S government and credit products both benefitted as investors sought out the higher yields these instruments offered versus their foreign counterparts in the low-, and in some countries negative-, yielding environment that has become characteristic in global bond markets.

Risk aversion and uncertainty proved thematic in the first half of the Reporting Period as declines in Chinese equity markets and the subsequent currency devaluation by the People’s Bank of China began to signal overall weakness in the world’s second largest economy which spilled over into other emerging markets, making investors jittery and causing a rout in oil and other commodity markets. Against this global backdrop, the Federal Reserve held off hiking interest rates in September and October, although U.S. economic fundamentals did not seem to justify the decision, with the labor market continuing to surge forward, creating over 300,000 jobs in October alone. As markets began to stabilize towards the end of 2015, the Federal Reserve decided to shift its messaging, taking on a more hawkish tone and effectively signaling for a rate hike in mid-December. At this meeting, the Federal Reserve delivered what market participants well anticipated, a 25 basis point increase moving the Federal Funds rate to between 25 and 50 basis points which as expected, had the largest impact on the front end of the treasury curve. On a broader level, the interest rate increase illustrated the theme of monetary policy divergence taking place across central banks globally. During the second half of the Reporting Period, renewed anxiety over conditions in China and emerging markets had central banks adjusting their policies to address the effect of the weakness on their outlooks. In Europe, European Central Bank President Draghi’s hints at additional stimulus came to fruition, with the central bank cutting deposit rates further into negative territory and expanding monthly bond purchases to include corporate bonds. At the same time, the Bank of Japan surprised markets by introducing negative rates to a portion of excess reserves held at the bank. In light of the theme of global easing demonstrated by the central banks, the Federal Reserve adopted a dovish stance, once again alluding to the risks posed by global economic and financial developments. The change was reflected in a shallower path of interest rate assessments in the central bank’s summary of economic projections. Uncertainty re-entered markets as the June 23rd referendum on whether the U.K. should remain in the European Union became too close to call. When the decision was revealed that U.K. voters decided to leave the EU, investors scrambled for safety and markets roiled in the aftermath. The historical vote significantly contributed to the risk-off environment witnessed many times throughout the Reporting Period, with global sovereign bond markets gaining as a result. Investors’

121

SPDR BARCLAYS INVESTMENT GRADE FLOATING RATE ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (CONTINUED)

search for yield became increasingly more difficult as negative-yielding instruments began to inch up to the longer tenured ranks of many sovereign yield curves. Longer-dated instruments outperformed those with shorter durations over the period as the likelihood of central bank policy globally looked to remain accommodative for the foreseeable future.

The Index benefitted from a rising yield environment over the Reporting Period, allowing the Index to post positive total returns and outperform comparable duration-matched Treasuries. The shorter duration caused the Index to outperform versus longer-dated segments.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

122

SPDR BARCLAYS INVESTMENT GRADE FLOATING RATE ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/30/11, 12/1/11, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Investment Grade Floating Rate ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.15%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	BARCLAYS U.S. DOLLAR FLOATING RATE NOTE < 5 YEARS INDEX*	NET ASSET VALUE	MARKET VALUE	BARCLAYS U.S. DOLLAR FLOATING RATE NOTE < 5 YEARS INDEX*
ONE YEAR	0.55%	0.25%	0.64%	0.55%	0.25%	0.64%
THREE YEARS	1.92%	0.96%	2.29%	0.64%	0.32%	0.76%
SINCE INCEPTION (1)	5.75%	5.75%	6.82%	1.23%	1.23%	1.45%

(1)	For the period November 30, 2011 to June 30, 2016.
*	The Barclays U.S. Dollar Floating Rate Note < 5 Years Index consists of debt instruments that pay a variable coupon rate, a majority of which are based on the 3-month LIBOR, with a fixed spread. The Index may include U.S. registered, dollar denominated bonds of non-U.S. corporations, governments and supranational entities. Excluded from the Index are fixed rate bullet bonds, fixed-rate puttable and fixed-rate callable bonds, fixed rate and fixed to floating capital securities, bonds with equity-linked features (e.g. warrants and convertibles), inflation linked bonds and securitized bonds.

123

SPDR BARCLAYS INVESTMENT GRADE FLOATING RATE ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

124

SPDR BARCLAYS INVESTMENT GRADE FLOATING RATE ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	JPMORGAN CHASE & CO. 1.54% 01/25/2018	WACHOVIA CORP. 0.92% 06/15/2017	APPLE, INC. 0.89% 05/03/2018	GOLDMAN SACHS GROUP, INC. 1.32% 05/22/2017	TORONTO-DOMINION BANK SERIES MTN 1.12% 09/09/2016
MARKET VALUE	$6,029,220	4,940,842	4,553,594	4,501,350	3,803,230
% OF NET ASSETS	1.1	0.9	0.8	0.8	0.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2016*

PERCENT OF NET ASSETS
Corporate Bonds & Notes	82.4%
Foreign Government Obligations	15.5
Short-Term Investments	3.6
Liabilities in Excess of Other Assets	(1.5)
TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

125

SPDR BOFA MERRILL LYNCH EMERGING  MARKETS CORPORATE BOND ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the emerging market, senior and secured, corporate debt market. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 4.48%, and the total return for the BofA Merrill Lynch Emerging Markets Diversified Corporate Index (the “Index”) was 5.70%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on. The difference in Fund performance, relative to its Index, can be attributed to security sampling and transaction costs.

Similar to the previous reporting period, market conditions were generally supportive for global fixed income securities as evidenced by the positive total returns displayed by both government and credit components. Throughout the Reporting Period, bouts of market turbulence had participants favoring U.S. Treasuries and other sovereign government bonds over those with credit exposure reflective of the risk-off environment experienced in the previous reporting period.

Risk aversion and uncertainty proved thematic in the first half of the Reporting Period as declines in Chinese equity markets and the subsequent currency devaluation by the People’s Bank of China began to signal overall weakness in the world’s second largest economy which spilled over into other emerging markets, making investors jittery and causing a rout in oil and other commodity markets. Against this global backdrop, the Federal Reserve held off hiking interest rates in September and October although U.S. economic fundamentals did not seem to justify the decision, with the labor market continuing to surge forward, creating over 300,000 jobs in October alone. As markets began to stabilize towards the end of 2015, the Federal Reserve decided to shift its messaging, taking on a more hawkish tone and effectively signaling for a rate hike in mid-December. At this meeting, the Federal Reserve delivered what market participants well anticipated, a 25 basis point increase moving the Federal Funds rate to between 25 and 50 basis points which as expected, had the largest impact on the front end of the treasury curve. On a broader level, the interest rate increase illustrated the theme of monetary policy divergence taking place across central banks globally. During the second half of the Reporting Period, renewed anxiety over conditions in China and emerging markets had central banks adjusting their policies to address the effect of the weakness on their outlooks. In Europe, European Central Bank President Draghi’s hints at additional stimulus came to fruition, with the central bank cutting deposit rates further into negative territory and expanding monthly bond purchases to include corporate bonds. At the same time, the Bank of Japan surprised markets by introducing negative rates to a portion of excess reserves held at the bank. In light of the theme of global easing demonstrated by the central banks, the Federal Reserve adopted a dovish stance, once again alluding to the risks posed by global economic and financial developments. The change was reflected in a shallower path of interest rate assessments in the central bank’s summary of economic projections. Uncertainty re-entered markets as the June 23rd referendum on whether the U.K. should remain in the European Union became too close to call. When the decision was revealed that U.K. voters decided to leave the European Union, investors scrambled for safety and markets roiled in the aftermath. The historical vote significantly contributed to the risk-off environment witnessed many times throughout the Reporting Period, with global sovereign bond markets gaining as a result. Investors search for yield became increasingly more difficult as negative yielding instruments began to inch up to the longer tenured ranks of many sovereign yield curves. Longer-dated instruments outperformed those with shorter durations over the Reporting Period as the likelihood of central bank policy globally looked to remain accommodative for the foreseeable future.

126

SPDR BOFA MERRILL LYNCH EMERGING  MARKETS CORPORATE BOND ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (CONTINUED)

In contrast to the last reporting period, products with credit exposure performed well as evident in the total returns posted by the Index over the Reporting Period. However, the Index posted lower returns than the U.S. Credit Index due to the volatility experienced by emerging markets over the Reporting Period due to unstable oil and other commodity prices.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

127

SPDR BOFA MERRILL LYNCH EMERGING MARKETS  CORPORATE BOND ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/18/12, 6/19/12, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.50%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	BOFA MERRILL LYNCH EMERGING MARKETS DIVERSIFIED CORPORATE INDEX*	NET ASSET VALUE	MARKET VALUE	BOFA MERRILL LYNCH EMERGING MARKETS DIVERSIFIED CORPORATE INDEX*
ONE YEAR	4.48%	5.62%	5.70%	4.48%	5.62%	5.70%
THREE YEAR	14.33%	15.21%	16.06%	4.56%	4.83%	5.09%
SINCE INCEPTION (1)	16.51%	17.58%	19.81%	3.86%	4.09%	4.58%

(1)	For the period June 18, 2012 to June 30, 2016.
*	The BofA Merrill Lynch Emerging Markets Diversified Corporate Index is designed to measure the performance of U.S. dollar-denominated emerging markets corporate senior and secured debt publicly issued in the U.S. domestic and Eurobond markets. In order to qualify for inclusion in the Index an issuer must have primary risk exposure to a country other than a member of the FX G10, a Western European country, or a territory of the US or a Western European country.

128

SPDR BOFA MERRILL LYNCH EMERGING MARKETS CORPORATE BOND ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

129

SPDR BOFA MERRILL LYNCH EMERGING MARKETS CORPORATE BOND ETF — PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	HUTCHISON WHAMPOA INTERNATIONAL 11, LTD. 4.63% 01/13/2022	CNOOC FINANCE 2013, LTD. 3.00% 05/09/2023	PETROLEOS MEXICANOS 6.50% 06/02/2041	GAZPROM OAO VIA GAZ CAPITAL SA 9.25% 04/23/2019	SINOPEC GROUP OVERSEAS DEVELOPMENT 2014, LTD. 4.38% 04/10/2024
MARKET VALUE	$278,861	273,162	237,937	230,753	216,110
% OF NET ASSETS	1.9	1.9	1.6	1.6	1.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2016*

PERCENT OF NET ASSETS
Corporate Bonds & Notes	97.9%
Short-Term Investments	7.0
Liabilities in Excess of Other Assets	(4.9)
TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

130

SPDR BOFA MERRILL LYNCH CROSSOVER CORPORATE BOND ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The SPDR BofA Merrill Lynch Crossover Corporate Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. crossover corporate bond market. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 5.39%, and the total return for the BofA Merrill Lynch US Diversified Crossover Corporate Index (the “Index”) was 5.64%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The difference in Fund performance, relative to its Index, can be attributed to security sampling and transaction costs.

Similar to the previous reporting period, market conditions were generally supportive for U.S. fixed income securities as evidenced by the positive total returns displayed by both government and credit products. Throughout the Reporting Period, bouts of market turbulence had participants favoring U.S. Treasuries and other sovereign government bonds over those with credit exposure reflective of the risk-off environment experienced in the previous reporting period. Even an interest rate increase by the Federal Reserve in December 2015 was not enough to steer investors away from U.S. Treasuries in this environment. U.S government and credit products both benefitted as investors sought out the higher yields these instruments offered versus their foreign counterparts in the low-, and in some countries negative-, yielding environment that has become characteristic in global bond markets.

Risk aversion and uncertainty proved thematic in the first half of the Reporting Period as declines in Chinese equity markets and the subsequent currency devaluation by the People’s Bank of China began to signal overall weakness in the world’s second largest economy which spilled over into other emerging markets, making investors jittery and causing a rout in oil and other commodity markets. Against this global backdrop, the Federal Reserve held off hiking interest rates in September and October, although U.S. economic fundamentals did not seem to justify the decision, with the labor market continuing to surge forward, creating over 300,000 jobs in October alone. As markets began to stabilize towards the end of 2015, the Federal Reserve decided to shift its messaging, taking on a more hawkish tone and effectively signaling for a rate hike in mid-December. At this meeting, the Federal Reserve delivered what market participants well anticipated, a 25 basis point increase moving the Federal Funds rate to between 25 and 50 basis points which as expected, had the largest impact on the front end of the treasury curve. On a broader level, the interest rate increase illustrated the theme of monetary policy divergence taking place across central banks globally. During the second half of the Reporting Period, renewed anxiety over conditions in China and emerging markets had central banks adjusting their policies to address the effect of the weakness on their outlooks. In Europe, European Central Bank President Draghi’s hints at additional stimulus came to fruition, with the central bank cutting deposit rates further into negative territory and expanding monthly bond purchases to include corporate bonds. At the same time, the Bank of Japan surprised markets by introducing negative rates to a portion of excess reserves held at the bank. In light of the theme of global easing demonstrated by the central banks, the Federal Reserve adopted a dovish stance, once again alluding to the risks posed by global economic and financial developments. The change was reflected in a shallower path of interest rate assessments in the central bank’s summary of economic projections. Uncertainty re-entered markets as the June 23rd referendum on whether the U.K. should remain in the European Union became too close to call. When the decision was revealed that U.K. voters decided to leave the EU, investors scrambled for safety and markets roiled in the aftermath. The historical vote significantly contributed to the risk-off environment witnessed many times throughout the Reporting Period, with global sovereign bond markets gaining as a result. Investors’ search for yield became increasingly more difficult as negative-yielding instruments began to inch up to

131

SPDR BOFA MERRILL LYNCH CROSSOVER CORPORATE BOND ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (CONTINUED)

the longer tenured ranks of many sovereign yield curves. Longer-dated instruments outperformed those with shorter durations over the period as the likelihood of central bank policy globally looked to remain accommodative for the foreseeable future.

The Index achieved a higher Reporting Period total return than the lowest rated component of the Barclays Corporate Index.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

132

SPDR BOFA MERRILL LYNCH CROSSOVER CORPORATE BOND ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/18/12, 6/19/12, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR BofA Merrill Lynch Crossover Corporate Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 20, 2016) is 0.40%*.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	BOFA MERRILL LYNCH US DIVERSIFIED CROSSOVER CORPORATE INDEX**	NET ASSET VALUE	MARKET VALUE	BOFA MERRILL LYNCH US DIVERSIFIED CROSSOVER CORPORATE INDEX**
ONE YEAR	5.39%	5.62%	5.64%	5.39%	5.62%	5.64%
THREE YEAR	16.16%	15.67%	17.37%	5.12%	4.97%	5.48%
SINCE INCEPTION (1)	22.09%	22.09%	23.74%	5.07%	5.07%	5.42%

(1)	For the period June 18, 2012 to June 30, 2016.
*	SSGA Funds Management, Inc. has contractually agreed to limit its management fee to the extent necessary to limit annual operating expenses to 0.30% until October 31, 2016.
**	The BofA Merrill Lynch US Diversified Crossover Corporate Index is designed to measure the performance of US dollar denominated BBB and BB corporate debt publicly issued in the US domestic market. “Crossover” corporate debt generally means corporate debt rated at levels where the lower end of investment grade debt and the higher end of high yield debt meet.

133

SPDR BOFA MERRILL LYNCH CROSSOVER CORPORATE BOND ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

134

SPDR BOFA MERRILL LYNCH CROSSOVER CORPORATE BOND ETF —

PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	FORD MOTOR CREDIT CO. LLC 3.20% 01/15/2021	NAVIENT CORP. SERIES MTN 8.00% 03/25/2020	NXP B.V./NXP FUNDING LLC 4.63% 06/01/2023	BARCLAYS PLC 4.38% 01/12/2026	VALE OVERSEAS, LTD. 5.88% 06/10/2021
MARKET VALUE	$206,017	204,380	203,000	201,940	200,250
% OF NET ASSETS	0.6	0.6	0.6	0.6	0.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2016*

PERCENT OF NET ASSETS
Corporate Bonds & Notes	98.4%
Short-Term Investments	2.5
Liabilities in Excess of Other Assets	(0.9)
TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

135

SPDR DORSEY WRIGHT FIXED INCOME ALLOCATION ETF — PERFORMANCE SUMMARY & PORTFOLIO SUMMARY (UNAUDITED)

This Fund had less than six months of operations at reporting period end and therefore does not have performance history to provide in this report.

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	SPDR BARCLAYS EMERGING MARKETS LOCAL BOND ETF	SPDR BARCLAYS INTERNATIONAL TREASURY BOND ETF	SPDR NUVEEN BARCLAYS MUNICIPAL BOND ETF	SPDR WELLS FARGO PREFERRED STOCK ETF
MARKET VALUE	$3,925,811	3,887,909	3,803,862	3,752,885
% OF NET ASSETS	25.4	25.2	24.7	24.3

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2016 *

PERCENT OF NET ASSETS
Domestic Equity	24.3%
Domestic Fixed Income	75.3
Short-Term Investment	0.4
Liabilities in Excess of Other Assets	(0.0)**
100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.
**	Amount shown represents less than 0.05% of net assets.

136

SPDR Barclays 1-3 Month T-Bill ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Principal Amount	Value

U.S. TREASURY OBLIGATIONS (a) — 99.9%
U.S. Treasury Bill:
0.18%, 9/15/2016	$261,904,000	$261,785,130
0.19%, 9/8/2016	197,236,000	197,154,727
0.19%, 9/1/2016	197,236,000	197,152,770
0.22%, 9/22/2016	190,769,000	190,654,645
0.25%, 9/29/2016	184,303,000	184,183,199
0.28%, 8/4/2016	187,537,000	187,496,265
0.29%, 8/11/2016	197,236,000	197,187,711
0.31%, 8/18/2016	268,371,000	268,286,909
0.31%, 8/25/2016	197,236,000	197,168,194

TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,881,066,792)		1,881,069,550

	Shares

SHORT-TERM INVESTMENT — 0.1%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (b) (c) (Cost $2,358,376)	2,358,376	2,358,376

TOTAL INVESTMENTS — 100.0% (Cost $1,883,425,168)		1,883,427,926
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.0)% (d)		(162,934)

NET ASSETS — 100.0%		$1,883,264,992

(a)	Rate shown is the discount rate at time of purchase, not a coupon rate.
(b)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(c)	The rate shown is the annualized seven-day yield at June 30, 2016.
(d)	Amount is less than 0.05% of net assets.

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
U.S. Treasury Obligations	$—	$1,881,069,550	$—	$1,881,069,550
Short-Term Investment	2,358,376	—	—	2,358,376

TOTAL INVESTMENTS	$2,358,376	$1,881,069,550	$—	$1,883,427,926

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	883,103	$883,103	25,402,998	23,927,725	2,358,376	$2,358,376	$7,505	$—
State Street Navigator Securities Lending Prime Portfolio	19,380,000	19,380,000	11,397,868,840	11,417,248,840	—	—	396,939	—

See accompanying notes to financial statements.

137

SPDR Barclays TIPS ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Principal Amount	Value

U.S. TREASURY OBLIGATIONS — 99.6%
Treasury Inflation Protected Indexed Bonds:
0.63%, 2/15/2043	$13,736,369	$13,371,531
0.75%, 2/15/2042	14,178,381	14,216,096
0.75%, 2/15/2045	13,530,723	13,587,823
1.38%, 2/15/2044	13,799,084	15,946,498
1.75%, 1/15/2028	10,344,347	12,099,679
2.00%, 1/15/2026	14,074,771	16,570,791
2.13%, 2/15/2040	9,715,479	12,706,000
2.13%, 2/15/2041	15,172,407	20,022,874
2.38%, 1/15/2025	20,577,580	24,593,500
2.38%, 1/15/2027	11,320,275	13,907,976
2.50%, 1/15/2029	8,924,793	11,319,136
3.38%, 4/15/2032	3,944,162	5,784,350
3.63%, 4/15/2028	14,492,570	20,072,210
3.88%, 4/15/2029	16,455,419	23,724,107
Treasury Inflation Protected Indexed Notes:
0.13%, 4/15/2018	29,871,294	30,328,624
0.13%, 4/15/2019	29,559,356	30,192,222
0.13%, 4/15/2020	29,499,437	30,172,319
0.13%, 4/15/2021	9,351,628	9,583,922
0.13%, 1/15/2022	25,316,883	25,815,373
0.13%, 7/15/2022	24,560,775	25,117,322
0.13%, 1/15/2023	24,705,584	25,056,897
0.13%, 7/15/2024	23,922,619	24,180,505
0.25%, 1/15/2025	23,975,449	24,361,214
0.38%, 7/15/2023	24,405,488	25,255,775
0.38%, 7/15/2025	23,946,554	24,668,782
0.63%, 7/15/2021	22,028,824	23,188,862
0.63%, 1/15/2024	24,341,590	25,501,710
0.63%, 1/15/2026	24,659,566	25,981,072

1.00%, 2/15/2046	8,814,001	9,509,514
1.13%, 1/15/2021	23,227,065	24,852,959
1.25%, 7/15/2020	20,682,828	22,230,731
1.38%, 7/15/2018	9,698,804	10,174,628
1.38%, 1/15/2020	12,154,479	12,982,442
1.63%, 1/15/2018	10,650,162	11,054,549
1.88%, 7/15/2019	9,855,275	10,666,759
2.13%, 1/15/2019	9,521,889	10,216,701
2.63%, 7/15/2017	9,336,647	9,721,784

TOTAL U.S. TREASURY OBLIGATIONS (Cost $667,614,659)		688,737,237

	Shares

SHORT-TERM INVESTMENT — 0.0% (a)
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (b) (c) (Cost $37,009)	37,009	37,009

TOTAL INVESTMENTS — 99.6% (Cost $667,651,668)		688,774,246
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.4%		2,568,372

NET ASSETS — 100.0%		$691,342,618

(a)	Amount is less than 0.05% of net assets.
(b)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(c)	The rate shown is the annualized seven-day yield at June 30, 2016.

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
U.S. Treasury Obligations	$—	$688,737,237	$—	$688,737,237
Short-Term Investment	37,009	—	—	37,009

TOTAL INVESTMENTS	$37,009	$688,737,237	$—	$688,774,246

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	110,967	$110,967	18,323,899	18,397,857	37,009	$37,009	$1,139	$—
State Street Navigator Securities Lending Prime Portfolio	—	—	67,696,828	67,696,828	—	—	5,595	—

See accompanying notes to financial statements.

138

SPDR Barclays 0-5 Year TIPS ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Principal Amount	Value

U.S. TREASURY OBLIGATIONS — 99.3%
Treasury Inflation Protected Indexed Notes:
0.13%, 4/15/2017	$424,144	$426,926
0.13%, 4/15/2018	469,840	477,034
0.13%, 4/15/2019	463,506	473,430
0.13%, 4/15/2020	467,867	478,539
0.13%, 4/15/2021	153,426	157,238
1.13%, 1/15/2021	358,694	383,803
1.25%, 7/15/2020	317,013	340,738
1.38%, 7/15/2018	151,871	159,322
1.38%, 1/15/2020	194,038	207,256
1.63%, 1/15/2018	172,084	178,618
1.88%, 7/15/2019	154,504	167,226
2.13%, 1/15/2019	149,196	160,083
2.38%, 1/15/2017	173,073	176,346
2.63%, 7/15/2017	143,474	149,392

TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,902,347)		3,935,951

Security Description	Shares	Value

SHORT-TERM INVESTMENT — 0.3%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (a) (b) (Cost $10,729)	10,729	10,729

TOTAL INVESTMENTS — 99.6% (Cost $3,913,076)		3,946,680
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.4%		16,272

NET ASSETS — 100.0%		$3,962,952

(a)	The rate shown is the annualized seven-day yield at June 30, 2016.
(b)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
U.S. Treasury Obligations	$—	$3,935,951	$—	$3,935,951
Short-Term Investment	10,729	—	—	10,729

TOTAL INVESTMENTS	$10,729	$3,935,951	$—	$3,946,680

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	8,583	$8,583	91,830	89,684	10,729	$10,729	$29	$—

See accompanying notes to financial statements.

139

SPDR Barclays 1-10 Year TIPS ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Principal Amount	Value

U.S. TREASURY OBLIGATIONS — 99.6%
Treasury Inflation Protected Indexed Bonds:
2.00%, 1/15/2026	$675,686	$795,512
2.38%, 1/15/2025	962,112	1,149,878
Treasury Inflation Protected Indexed Notes:
0.13%, 4/15/2018	1,427,100	1,448,949
0.13%, 4/15/2019	1,396,938	1,426,846
0.13%, 4/15/2020	1,400,211	1,432,150
0.13%, 4/15/2021	439,067	449,974
0.13%, 1/15/2022	1,199,204	1,222,816
0.13%, 7/15/2022	1,169,472	1,195,972
0.13%, 1/15/2023	1,165,328	1,181,899
0.13%, 7/15/2024	1,130,505	1,142,691
0.25%, 1/15/2025	1,133,725	1,151,967
0.38%, 7/15/2023	1,155,623	1,195,885
0.38%, 7/15/2025	1,157,261	1,192,164
0.63%, 7/15/2021	1,043,568	1,098,523
0.63%, 1/15/2024	1,152,597	1,207,530
0.63%, 1/15/2026	1,149,843	1,211,463
1.13%, 1/15/2021	1,099,376	1,176,333
1.25%, 7/15/2020	974,293	1,047,209
1.38%, 7/15/2018	464,932	487,742
1.38%, 1/15/2020	565,963	604,516
1.63%, 1/15/2018	512,941	532,417

1.88%, 7/15/2019	475,494	514,646
2.13%, 1/15/2019	459,170	492,676
2.63%, 7/15/2017	405,369	422,090

TOTAL U.S. TREASURY OBLIGATIONS (Cost $23,352,890)		23,781,848

	Shares

SHORT-TERM INVESTMENT — 0.1%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (a) (b) (Cost $17,436)	17,436	17,436

TOTAL INVESTMENTS — 99.7% (Cost $23,370,326)		23,799,284
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%		68,068

NET ASSETS — 100.0%		$23,867,352

(a)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(b)	The rate shown is the annualized seven-day yield at June 30, 2016.

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
U.S. Treasury Obligations	$—	$23,781,848	$—	$23,781,848
Short-Term Investment	17,436	—	—	17,436

TOTAL INVESTMENTS	$17,436	$23,781,848	$—	$23,799,284

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	10,337	$10,337	293,194	286,095	17,436	$17,436	$47	$—
State Street Navigator Securities Lending Prime Portfolio	—	—	35,881,445	35,881,445	—	—	1,131	—

See accompanying notes to financial statements.

140

SPDR Barclays Short Term Treasury ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Principal Amount	Value

U.S. TREASURY OBLIGATIONS — 99.3%
Treasury Bonds:
7.88%, 2/15/2021	$111,800	$146,706
8.13%, 8/15/2019	116,100	142,503
8.13%, 5/15/2021	103,400	138,537
8.50%, 2/15/2020	93,500	119,179
8.75%, 5/15/2020	252,300	327,806
8.75%, 8/15/2020	361,400	476,318
8.88%, 8/15/2017	93,500	102,207
8.88%, 2/15/2019	140,100	170,067
9.00%, 11/15/2018	116,100	138,993
9.13%, 5/15/2018	69,300	80,385
Treasury Notes:
0.50%, 7/31/2017	349,800	349,755
0.63%, 7/31/2017	246,600	246,869
0.63%, 8/31/2017	2,012,900	2,014,873
0.63%, 9/30/2017	1,166,800	1,168,025
0.63%, 11/30/2017	443,500	443,899
0.63%, 4/30/2018	893,900	894,553
0.63%, 6/30/2018	250,000	250,165
0.75%, 10/31/2017	467,300	468,506
0.75%, 12/31/2017	1,166,100	1,169,295
0.75%, 1/31/2018	487,600	488,980
0.75%, 2/28/2018	1,776,000	1,781,097
0.75%, 3/31/2018	889,900	892,427
0.75%, 4/15/2018	342,700	343,687
0.75%, 4/30/2018	1,241,400	1,245,075
0.75%, 2/15/2019	279,300	279,881
0.88%, 7/15/2017	349,800	351,119
0.88%, 8/15/2017	778,800	781,752
0.88%, 10/15/2017	486,100	488,112
0.88%, 11/15/2017	187,000	187,812
0.88%, 11/30/2017 (a)	474,900	476,961
0.88%, 1/15/2018	317,700	319,168
0.88%, 1/31/2018	745,600	749,164
0.88%, 3/31/2018	405,500	407,536
0.88%, 5/31/2018	413,800	416,092
0.88%, 7/15/2018	369,900	371,938
0.88%, 10/15/2018	514,500	517,314
0.88%, 4/15/2019	517,200	519,683
0.88%, 5/15/2019 (a)	517,200	519,693
0.88%, 7/31/2019	233,600	234,602
1.00%, 9/15/2017	349,800	351,699
1.00%, 12/15/2017	374,000	376,356
1.00%, 12/31/2017	243,800	245,365
1.00%, 2/15/2018	825,900	831,434
1.00%, 3/15/2018	202,100	203,525
1.00%, 5/15/2018	632,000	636,809
1.00%, 5/31/2018	443,500	446,999
1.00%, 8/15/2018	594,700	599,529
1.00%, 9/15/2018	825,500	832,302
1.00%, 3/15/2019 (a)	695,200	701,200
1.00%, 6/15/2019	600,000	602,976
1.00%, 6/30/2019	116,100	117,109
1.00%, 8/31/2019	233,600	235,469
1.00%, 9/30/2019	349,800	352,490
1.00%, 11/30/2019	781,400	786,604
1.00%, 6/30/2021	750,000	754,012
1.13%, 6/15/2018	311,800	314,990

1.13%, 1/15/2019	518,100	524,006
1.13%, 5/31/2019	163,000	165,024
1.13%, 12/31/2019	374,000	378,084
1.13%, 3/31/2020	256,800	259,435
1.13%, 4/30/2020	622,100	628,253
1.13%, 2/28/2021	936,600	943,212
1.25%, 10/31/2018	467,300	473,880
1.25%, 11/15/2018	391,100	396,622
1.25%, 11/30/2018	597,300	605,883
1.25%, 12/15/2018	518,100	525,644
1.25%, 1/31/2019	909,100	922,664
1.25%, 4/30/2019	233,600	237,298
1.25%, 10/31/2019	187,000	189,998
1.25%, 1/31/2020	467,300	474,141
1.25%, 2/29/2020	901,400	914,939
1.25%, 3/31/2021	753,100	761,926
1.38%, 6/30/2018	233,600	237,186
1.38%, 7/31/2018	1,056,600	1,073,315
1.38%, 9/30/2018	1,536,100	1,561,676
1.38%, 11/30/2018	209,600	213,266
1.38%, 12/31/2018	233,600	237,753
1.38%, 2/28/2019	233,600	237,889
1.38%, 1/31/2020	345,900	352,579
1.38%, 2/29/2020	732,200	746,061
1.38%, 3/31/2020	832,800	848,623
1.38%, 4/30/2020	498,600	508,038
1.38%, 5/31/2020	794,500	809,198
1.38%, 8/31/2020	1,110,100	1,130,537
1.38%, 9/30/2020	619,100	630,374
1.38%, 10/31/2020	1,052,500	1,071,561
1.38%, 1/31/2021	883,600	899,222
1.38%, 4/30/2021	672,400	684,026
1.38%, 5/31/2021	972,400	989,913
1.50%, 8/31/2018	1,549,600	1,579,197
1.50%, 12/31/2018	1,411,700	1,441,077
1.50%, 1/31/2019	584,200	596,521
1.50%, 2/28/2019	536,700	548,277
1.50%, 3/31/2019	209,600	214,354
1.50%, 5/31/2019	984,500	1,006,878
1.50%, 10/31/2019	895,900	916,900
1.50%, 11/30/2019	374,000	382,744
1.50%, 5/31/2020	467,300	478,207
1.63%, 3/31/2019	1,293,600	1,326,289
1.63%, 4/30/2019	896,300	919,416
1.63%, 6/30/2019	961,900	987,881
1.63%, 7/31/2019	1,274,600	1,309,205
1.63%, 8/31/2019	467,300	480,071
1.63%, 12/31/2019	467,300	480,225
1.63%, 6/30/2020	535,000	550,210
1.63%, 7/31/2020	1,351,100	1,389,458
1.63%, 11/30/2020	726,400	747,698
1.75%, 10/31/2018	233,600	239,596
1.75%, 9/30/2019	1,218,500	1,256,761
1.75%, 10/31/2020	642,900	664,534
1.75%, 12/31/2020	1,084,500	1,121,850
1.88%, 8/31/2017	1,312,600	1,332,998
1.88%, 9/30/2017	420,500	427,447
1.88%, 10/31/2017	490,000	498,482
1.88%, 6/30/2020	259,800	269,784

See accompanying notes to financial statements.

141

SPDR Barclays Short Term Treasury ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

2.00%, 7/31/2020	$419,400	$437,753
2.00%, 9/30/2020	361,200	377,313
2.00%, 11/30/2020	558,700	583,841
2.00%, 2/28/2021	474,900	496,845
2.00%, 5/31/2021	569,000	595,885
2.13%, 8/31/2020	439,300	460,821
2.13%, 1/31/2021	548,400	576,665
2.13%, 6/30/2021	650,000	684,788
2.25%, 11/30/2017	514,400	526,612
2.25%, 7/31/2018	163,000	168,571
2.25%, 3/31/2021	579,300	613,079
2.25%, 4/30/2021	620,700	657,017
2.38%, 7/31/2017	490,000	499,800
2.38%, 5/31/2018	327,300	338,435
2.38%, 6/30/2018	327,300	338,857
2.38%, 12/31/2020	518,100	550,067
2.63%, 1/31/2018	884,600	913,120
2.63%, 4/30/2018	233,600	242,276
2.63%, 8/15/2020	965,500	1,032,371
2.63%, 11/15/2020	866,000	927,997
2.75%, 12/31/2017	392,700	405,408
2.75%, 2/28/2018	327,300	339,070
2.75%, 2/15/2019	839,400	885,114
2.88%, 3/31/2018	327,300	340,297
3.13%, 5/15/2019	467,300	499,637
3.13%, 5/15/2021	724,100	796,756
3.38%, 11/15/2019	1,202,500	1,307,129
3.50%, 2/15/2018	187,000	195,813
3.50%, 5/15/2020	654,000	719,047
3.63%, 8/15/2019	467,300	509,081
3.63%, 2/15/2020	514,400	566,195
3.63%, 2/15/2021	866,000	969,348
3.75%, 11/15/2018	420,500	451,482
3.88%, 5/15/2018	327,300	347,684

4.00%, 8/15/2018	349,800	375,426
4.25%, 11/15/2017	789,500	829,346
4.75%, 8/15/2017	327,300	342,765

TOTAL U.S. TREASURY OBLIGATIONS (Cost $90,370,952)		91,309,599

	Shares

SHORT-TERM INVESTMENTS — 4.7%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (b) (c)	3,752,355	3,752,355
State Street Navigator Securities Lending Prime Portfolio (b) (d)	536,210	536,210

TOTAL SHORT-TERM INVESTMENTS (Cost $4,288,565)		4,288,565

TOTAL INVESTMENTS — 104.0% (Cost $94,659,517)		95,598,164
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.0)%		(3,640,754)

NET ASSETS — 100.0%		$91,957,410

(a)	All or a portion of the shares of the security are on loan at June 30, 2016.
(b)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(c)	The rate shown is the annualized seven-day yield at June 30, 2016.
(d)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
U.S. Treasury Obligations	$—	$91,309,599	$—	$91,309,599
Short-Term Investments	4,288,565	—	—	4,288,565

TOTAL INVESTMENTS	$4,288,565	$91,309,599	$—	$95,598,164

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	1,534,421	$1,534,421	30,655,635	28,437,701	3,752,355	$3,752,355	$815	$—
State Street Navigator Securities Lending Prime Portfolio	1,641,871	1,641,871	21,644,149	22,749,810	536,210	536,210	1,995	—

See accompanying notes to financial statements.

142

SPDR Barclays Intermediate Term Treasury ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Principal Amount	Value

U.S. TREASURY OBLIGATIONS — 99.4%
Treasury Bonds:
6.00%, 2/15/2026	$982,800	$1,384,254
6.25%, 8/15/2023	399,800	536,064
6.88%, 8/15/2025	230,200	337,756
7.13%, 2/15/2023	178,800	246,192
7.25%, 8/15/2022	171,900	234,059
7.50%, 11/15/2024	178,700	265,845
7.63%, 11/15/2022	152,500	212,837
7.63%, 2/15/2025	152,200	229,623
7.88%, 2/15/2021	118,900	156,023
8.00%, 11/15/2021	288,800	393,204
8.13%, 8/15/2019	265,200	325,512
8.13%, 5/15/2021	55,500	74,360
8.13%, 8/15/2021	55,500	75,139
8.50%, 2/15/2020	118,900	151,555
8.75%, 5/15/2020	94,200	122,391
8.75%, 8/15/2020	510,200	672,433
8.88%, 8/15/2017	118,900	129,972
8.88%, 2/15/2019	179,800	218,259
9.00%, 11/15/2018	139,800	167,366
9.13%, 5/15/2018	191,100	221,666
Treasury Notes:
0.50%, 7/31/2017	1,536,900	1,536,700
0.63%, 7/31/2017	2,495,900	2,498,621
0.63%, 8/31/2017	2,978,300	2,981,219
0.63%, 9/30/2017	2,391,000	2,393,510
0.63%, 11/30/2017	2,780,600	2,783,102
0.63%, 4/30/2018	1,776,800	1,778,097
0.63%, 6/30/2018	2,000,000	2,001,320
0.75%, 10/31/2017	1,534,400	1,538,359
0.75%, 12/31/2017	1,664,800	1,669,362
0.75%, 1/31/2018	7,837,800	7,859,981
0.75%, 2/28/2018	2,531,300	2,538,565
0.75%, 3/31/2018	756,400	758,548
0.75%, 4/15/2018	785,500	787,762
0.75%, 4/30/2018	463,500	464,872
0.75%, 2/15/2019	982,800	984,844
0.88%, 7/15/2017	1,892,700	1,899,835
0.88%, 8/15/2017	6,698,900	6,724,289
0.88%, 10/15/2017	464,300	466,222
0.88%, 11/15/2017	677,400	680,340
0.88%, 11/30/2017 (a)	887,900	891,753
0.88%, 1/15/2018	534,000	536,467
0.88%, 1/31/2018	625,900	628,892
0.88%, 3/31/2018	438,100	440,299
0.88%, 5/31/2018 (a)	257,400	258,826
0.88%, 7/15/2018	1,980,400	1,991,312
0.88%, 10/15/2018	684,800	688,546
0.88%, 4/15/2019	1,621,400	1,629,183
0.88%, 5/15/2019 (a)	257,400	258,641
0.88%, 7/31/2019	343,100	344,572
1.00%, 9/15/2017	3,150,400	3,167,507
1.00%, 12/15/2017	512,400	515,628
1.00%, 12/31/2017	3,519,200	3,541,793
1.00%, 2/15/2018	717,100	721,905
1.00%, 3/15/2018	2,858,500	2,878,653
1.00%, 5/15/2018	889,300	896,068
1.00%, 5/31/2018	1,583,200	1,595,691
1.00%, 8/15/2018	991,400	999,450

1.00%, 9/15/2018	2,192,400	2,210,465
1.00%, 3/15/2019 (a)	1,489,900	1,502,758
1.00%, 6/15/2019	2,000,000	2,009,920
1.00%, 6/30/2019	392,700	396,113
1.00%, 8/31/2019	2,663,800	2,685,111
1.00%, 9/30/2019	1,139,700	1,148,464
1.00%, 11/30/2019	4,025,000	4,051,807
1.00%, 6/30/2021	2,750,000	2,764,712
1.13%, 6/15/2018	3,349,800	3,384,069
1.13%, 1/15/2019	988,200	999,465
1.13%, 5/31/2019	417,100	422,280
1.13%, 12/31/2019	684,800	692,278
1.13%, 3/31/2020	618,100	624,442
1.13%, 4/30/2020	9,451,200	9,544,672
1.13%, 2/28/2021	3,600,200	3,625,618
1.25%, 10/31/2018	3,312,700	3,359,343
1.25%, 11/15/2018	1,093,400	1,108,839
1.25%, 11/30/2018	2,864,700	2,905,866
1.25%, 12/15/2018	885,400	898,291
1.25%, 1/31/2019	3,333,200	3,382,931
1.25%, 4/30/2019	323,100	328,215
1.25%, 10/31/2019	3,654,300	3,712,878
1.25%, 1/31/2020	3,976,600	4,034,817
1.25%, 2/29/2020	595,400	604,343
1.25%, 3/31/2021	2,848,500	2,881,884
1.25%, 6/30/2023	2,150,000	2,161,180
1.38%, 6/30/2018	665,200	675,411
1.38%, 7/31/2018	4,172,800	4,238,814
1.38%, 9/30/2018	1,808,100	1,838,205
1.38%, 11/30/2018	331,000	336,789
1.38%, 12/31/2018	418,500	425,941
1.38%, 2/28/2019	1,276,400	1,299,835
1.38%, 1/31/2020	548,400	558,990
1.38%, 2/29/2020	1,879,600	1,915,181
1.38%, 3/31/2020	1,786,500	1,820,444
1.38%, 4/30/2020	3,349,600	3,413,008
1.38%, 5/31/2020	2,573,000	2,620,600
1.38%, 8/31/2020	1,518,200	1,546,150
1.38%, 9/30/2020	1,892,800	1,927,268
1.38%, 10/31/2020	8,955,400	9,117,581
1.38%, 1/31/2021	2,469,000	2,512,652
1.38%, 4/30/2021	5,610,500	5,707,505
1.38%, 5/31/2021	3,683,200	3,749,535
1.50%, 8/31/2018	5,162,200	5,260,798
1.50%, 12/31/2018	1,206,800	1,231,914
1.50%, 1/31/2019	1,225,200	1,251,039
1.50%, 2/28/2019	4,629,600	4,729,460
1.50%, 3/31/2019	308,400	315,394
1.50%, 5/31/2019	1,261,300	1,289,969
1.50%, 10/31/2019	7,008,000	7,172,268
1.50%, 11/30/2019	2,252,900	2,305,573
1.50%, 5/31/2020	1,294,900	1,325,123
1.50%, 1/31/2022 (a)	820,700	837,286
1.50%, 2/28/2023	2,749,100	2,789,649
1.50%, 3/31/2023	1,753,000	1,778,068
1.63%, 3/31/2019	2,624,800	2,691,129
1.63%, 4/30/2019	3,634,200	3,727,926
1.63%, 6/30/2019	2,622,300	2,693,128
1.63%, 7/31/2019	2,042,700	2,098,159
1.63%, 8/31/2019	1,653,900	1,699,101

See accompanying notes to financial statements.

143

SPDR Barclays Intermediate Term Treasury ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

1.63%, 12/31/2019	$931,900	$957,676
1.63%, 6/30/2020	4,580,100	4,710,312
1.63%, 7/31/2020	1,488,900	1,531,170
1.63%, 11/30/2020	2,238,800	2,304,442
1.63%, 8/15/2022	8,182,200	8,390,191
1.63%, 11/15/2022	1,320,500	1,351,624
1.63%, 4/30/2023	1,807,000	1,847,567
1.63%, 5/31/2023	3,073,400	3,142,674
1.63%, 2/15/2026	6,302,700	6,371,589
1.63%, 5/15/2026 (a)	3,014,000	3,050,017
1.75%, 10/31/2018	373,300	382,883
1.75%, 9/30/2019	931,900	961,162
1.75%, 10/31/2020	1,457,000	1,506,028
1.75%, 12/31/2020	2,232,300	2,309,180
1.75%, 2/28/2022	1,554,300	1,606,431
1.75%, 3/31/2022	1,924,400	1,988,425
1.75%, 4/30/2022	4,212,400	4,352,715
1.75%, 5/15/2022	987,700	1,020,561
1.75%, 9/30/2022	1,885,700	1,945,458
1.75%, 1/31/2023	1,852,800	1,909,588
1.75%, 5/15/2023	4,844,900	4,997,660
1.88%, 8/31/2017	788,600	800,855
1.88%, 9/30/2017	659,000	669,887
1.88%, 10/31/2017	658,400	669,797
1.88%, 6/30/2020	464,100	481,935
1.88%, 11/30/2021	3,319,300	3,456,918
1.88%, 5/31/2022	1,294,900	1,346,890
1.88%, 8/31/2022	1,155,500	1,201,073
1.88%, 10/31/2022	3,896,400	4,048,672
2.00%, 7/31/2020	529,100	552,253
2.00%, 9/30/2020	3,264,100	3,409,711
2.00%, 11/30/2020	1,375,900	1,437,815
2.00%, 2/28/2021	965,200	1,009,802
2.00%, 5/31/2021	750,200	785,647
2.00%, 8/31/2021	1,106,300	1,158,739
2.00%, 10/31/2021	1,788,000	1,873,109
2.00%, 11/15/2021	1,281,600	1,343,719
2.00%, 2/15/2022	2,250,600	2,357,774
2.00%, 7/31/2022	2,100,300	2,198,909
2.00%, 11/30/2022	1,197,300	1,253,106
2.00%, 2/15/2023	2,988,200	3,130,199
2.00%, 2/15/2025	3,423,500	3,580,433
2.00%, 8/15/2025	7,907,200	8,263,103
2.13%, 8/31/2020	2,086,600	2,188,823
2.13%, 1/31/2021	2,403,900	2,527,797
2.13%, 6/30/2021	1,411,500	1,487,043
2.13%, 8/15/2021	2,015,100	2,123,734
2.13%, 9/30/2021	931,900	982,148
2.13%, 12/31/2021	3,760,600	3,965,176
2.13%, 6/30/2022	1,653,200	1,743,250
2.13%, 12/31/2022	2,962,100	3,122,527
2.13%, 5/15/2025	3,552,900	3,751,294
2.25%, 11/30/2017	503,800	515,760
2.25%, 7/31/2018	269,000	278,194
2.25%, 3/31/2021	965,200	1,021,481
2.25%, 4/30/2021	750,200	794,094
2.25%, 7/31/2021	1,677,300	1,777,334
2.25%, 11/15/2024	5,975,500	6,371,974
2.25%, 11/15/2025	5,360,900	5,717,293
2.38%, 7/31/2017	1,563,900	1,595,178

2.38%, 5/31/2018	392,900	406,266
2.38%, 6/30/2018 (a)	2,686,300	2,781,153
2.38%, 12/31/2020	965,200	1,024,753
2.38%, 8/15/2024	4,032,100	4,338,822
2.50%, 8/15/2023	1,587,000	1,719,134
2.50%, 5/15/2024	2,709,600	2,943,032
2.63%, 1/31/2018	1,229,800	1,269,449
2.63%, 4/30/2018	472,100	489,634
2.63%, 8/15/2020	2,842,700	3,039,586
2.63%, 11/15/2020	4,434,600	4,752,073
2.75%, 12/31/2017	498,500	514,631
2.75%, 2/28/2018	431,800	447,328
2.75%, 2/15/2019	3,027,200	3,192,062
2.75%, 11/15/2023	2,204,700	2,430,241
2.75%, 2/15/2024	1,411,300	1,557,878
2.88%, 3/31/2018	7,732,100	8,039,142
3.13%, 5/15/2019	3,539,600	3,784,541
3.13%, 5/15/2021	2,497,800	2,748,429
3.38%, 11/15/2019	1,527,900	1,660,842
3.50%, 2/15/2018	1,016,000	1,063,884
3.50%, 5/15/2020	2,929,600	3,220,978
3.63%, 8/15/2019	2,724,900	2,968,534
3.63%, 2/15/2020	1,956,100	2,153,060
3.63%, 2/15/2021	3,899,000	4,364,306
3.75%, 11/15/2018	2,668,900	2,865,544
3.88%, 5/15/2018	353,800	375,835
4.00%, 8/15/2018	265,200	284,629
4.25%, 11/15/2017	7,775,400	8,167,824
4.75%, 8/15/2017	1,846,400	1,933,642

TOTAL U.S. TREASURY OBLIGATIONS (Cost $427,695,954)		434,993,929

	Shares

SHORT-TERM INVESTMENTS — 3.5%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (b) (c)	12,300,642	12,300,642
State Street Navigator Securities Lending Prime Portfolio (b) (d)	3,114,199	3,114,199

TOTAL SHORT-TERM INVESTMENTS (Cost $15,414,841)		15,414,841

TOTAL INVESTMENTS — 102.9% (Cost $443,110,795)		450,408,770
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.9)%		(12,619,572)

NET ASSETS — 100.0%		$437,789,198

(a)	All or a portion of the shares of the security are on loan at June 30, 2016.
(b)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(c)	The rate shown is the annualized seven-day yield at June 30, 2016.
(d)	Investment of cash collateral for securities loaned.

See accompanying notes to financial statements.

144

SPDR Barclays Intermediate Term Treasury ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
U.S. Treasury Obligations	$—	$434,993,929	$—	$434,993,929
Short-Term Investments	15,414,841	—	—	15,414,841

TOTAL INVESTMENTS	$15,414,841	$434,993,929	$—	$450,408,770

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	5,654,791	$5,654,791	139,208,508	132,562,657	12,300,642	$12,300,642	$5,257	$—
State Street Navigator Securities Lending Prime Portfolio	8,412,239	8,412,239	161,802,315	167,100,355	3,114,199	3,114,199	12,928	—

See accompanying notes to financial statements.

145

SPDR Barclays Long Term Treasury ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Principal Amount	Value

U.S. TREASURY OBLIGATIONS — 99.3%
Treasury Bonds:
2.50%, 2/15/2045	$21,257,100	$22,092,929
2.50%, 2/15/2046 (a)	15,935,200	16,564,481
2.50%, 5/15/2046	7,233,000	7,526,298
2.75%, 8/15/2042	8,934,700	9,824,328
2.75%, 11/15/2042	17,109,700	18,781,317
2.88%, 5/15/2043	15,702,200	17,620,695
2.88%, 8/15/2045	21,191,500	23,741,261
3.00%, 5/15/2042	5,289,600	6,097,375
3.00%, 11/15/2044	11,776,300	13,515,541
3.00%, 5/15/2045	14,560,000	16,707,309
3.00%, 11/15/2045	15,795,400	18,130,276
3.13%, 11/15/2041	6,143,200	7,240,683
3.13%, 2/15/2042	4,087,500	4,820,552
3.13%, 2/15/2043	9,339,900	10,989,233
3.13%, 8/15/2044	11,157,600	13,108,953
3.38%, 5/15/2044	13,333,800	16,403,106
3.50%, 2/15/2039	3,629,500	4,572,734
3.63%, 8/15/2043	12,858,000	16,558,405
3.63%, 2/15/2044	23,609,800	30,383,924
3.75%, 8/15/2041	4,773,800	6,216,777
3.75%, 11/15/2043	10,273,900	13,530,419
3.88%, 8/15/2040	6,680,300	8,851,398
4.25%, 5/15/2039	3,347,600	4,671,007
4.25%, 11/15/2040	7,762,800	10,852,550
4.38%, 2/15/2038	1,456,300	2,072,941
4.38%, 11/15/2039	4,049,600	5,747,192
4.38%, 5/15/2040	6,449,400	9,162,921
4.38%, 5/15/2041	8,629,800	12,300,744
4.50%, 2/15/2036	4,977,200	7,160,001
4.50%, 5/15/2038 (a)	2,794,400	4,047,576
4.50%, 8/15/2039	3,206,300	4,627,845
4.63%, 2/15/2040	6,092,700	8,942,316
4.75%, 2/15/2037	5,588,200	8,300,321
4.75%, 2/15/2041	11,667,400	17,477,999
5.00%, 5/15/2037	2,146,400	3,294,359
5.25%, 11/15/2028	3,651,300	5,136,941
5.25%, 2/15/2029	3,143,600	4,443,573
5.38%, 2/15/2031	5,120,700	7,589,236

5.50%, 8/15/2028	2,190,600	3,130,082
6.13%, 11/15/2027	3,859,000	5,693,607
6.13%, 8/15/2029	2,233,800	3,415,927
6.25%, 5/15/2030	2,113,600	3,319,895
6.38%, 8/15/2027	995,700	1,487,516
6.50%, 11/15/2026	2,841,300	4,207,624
6.63%, 2/15/2027	737,000	1,107,527
6.75%, 8/15/2026	850,400	1,273,134

TOTAL U.S. TREASURY OBLIGATIONS (Cost $418,806,489)		442,740,828

	Shares

SHORT-TERM INVESTMENTS — 2.0%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (b) (c)	24,456	24,456
State Street Navigator Securities Lending Prime Portfolio (c) (d)	8,981,133	8,981,133

TOTAL SHORT-TERM INVESTMENTS (Cost $9,005,589)		9,005,589

TOTAL INVESTMENTS — 101.3% (Cost $427,812,078)		451,746,417
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.3)%		(5,624,668)

NET ASSETS — 100.0%		$446,121,749

(a)	All or a portion of the shares of the security are on loan at June 30, 2016.
(b)	The rate shown is the annualized seven-day yield at June 30, 2016.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(d)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
U.S. Treasury Obligations	$—	$442,740,828	$—	$442,740,828
Short-Term Investments	9,005,589	—	—	9,005,589

TOTAL INVESTMENTS	$9,005,589	$442,740,828	$—	$451,746,417

See accompanying notes to financial statements.

146

SPDR Barclays Long Term Treasury ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	1,763	$1,763	41,469,620	41,446,927	24,456	$24,456	$2,149	$—
State Street Navigator Securities Lending Prime Portfolio	12,598,498	12,598,498	145,266,485	148,883,850	8,981,133	8,981,133	10,252	—

See accompanying notes to financial statements.

147

SPDR Barclays Short Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Principal Amount	Value

CORPORATE BONDS & NOTES — 96.8%
ADVERTISING — 0.0% (a)
Interpublic Group of Cos., Inc. 2.25%, 11/15/2017	$305,000	$306,058

AEROSPACE & DEFENSE — 0.9%
Boeing Capital Corp. 2.90%, 8/15/2018	1,000,000	1,038,421
Boeing Co.:
0.95%, 5/15/2018	2,065,000	2,065,313
6.00%, 3/15/2019	3,500,000	3,950,333
General Dynamics Corp. 1.00%, 11/15/2017	3,663,000	3,664,899
Harris Corp. 2.00%, 4/27/2018	1,066,000	1,067,077
L-3 Communications Corp. 1.50%, 5/28/2017	1,770,000	1,771,550
Lockheed Martin Corp. 1.85%, 11/23/2018	3,580,000	3,626,958
Northrop Grumman Corp. 1.75%, 6/1/2018	2,450,000	2,470,250
Raytheon Co. 6.75%, 3/15/2018 (b)	1,505,000	1,652,527
United Technologies Corp.:
1.78%, 5/4/2018 (c)	4,900,000	4,938,777
5.38%, 12/15/2017	4,572,000	4,869,127
6.13%, 2/1/2019 (b)	4,000,000	4,491,393

		35,606,625

AGRICULTURE — 0.9%
Altria Group, Inc.:
9.25%, 8/6/2019	2,707,000	3,334,405
9.70%, 11/10/2018	200,000	238,413
Archer-Daniels-Midland Co. 5.45%, 3/15/2018	1,563,000	1,678,322
Bunge, Ltd. Finance Corp. 3.20%, 6/15/2017	3,856,000	3,920,095
Philip Morris International, Inc.:
1.13%, 8/21/2017	3,028,000	3,037,696
1.25%, 8/11/2017	2,600,000	2,613,150
1.25%, 11/9/2017	2,564,000	2,576,343
1.38%, 2/25/2019 (b)	5,580,000	5,614,819
1.88%, 1/15/2019	507,000	516,105
5.65%, 5/16/2018	7,577,000	8,230,978
Reynolds American, Inc. 2.30%, 6/12/2018	5,305,000	5,389,023

		37,149,349

APPAREL — 0.0% (a)
Ralph Lauren Corp. 2.13%, 9/26/2018	1,444,000	1,472,554

AUTO MANUFACTURERS — 4.1%
American Honda Finance Corp.:
2.13%, 10/10/2018	291,000	297,406
Series MTN, 1.20%, 7/14/2017	868,000	870,305
Series MTN, 1.50%, 3/13/2018	2,454,000	2,472,891
Series MTN, 1.55%, 12/11/2017	3,493,000	3,523,406
Series MTN, 1.60%, 7/13/2018 (b)	5,605,000	5,662,130
Series MTN, 1.70%, 2/22/2019	5,040,000	5,113,858

Ford Motor Credit Co. LLC:
1.68%, 9/8/2017	4,700,000	4,710,552
1.72%, 12/6/2017	4,835,000	4,840,583
2.02%, 5/3/2019 (b)	4,325,000	4,356,666
2.15%, 1/9/2018	2,580,000	2,597,497
2.24%, 6/15/2018	4,115,000	4,152,654
2.38%, 1/16/2018	3,200,000	3,230,683
2.38%, 3/12/2019	6,000,000	6,086,368
2.55%, 10/5/2018	4,225,000	4,297,602
2.60%, 11/4/2019	3,000,000	3,063,911
2.88%, 10/1/2018	3,937,000	4,033,212
3.00%, 6/12/2017	4,800,000	4,867,819
5.00%, 5/15/2018	6,220,000	6,579,760
6.63%, 8/15/2017	4,950,000	5,234,490
Series MTN, 2.94%, 1/8/2019	5,000,000	5,139,500
General Motors Co. 3.50%, 10/2/2018	4,934,000	5,075,018
General Motors Financial Co., Inc.:
2.40%, 4/10/2018	386,000	388,864
2.40%, 5/9/2019	5,000,000	5,012,500
2.63%, 7/10/2017	300,000	302,833
3.00%, 9/25/2017	14,000	14,240
3.10%, 1/15/2019	6,600,000	6,720,424
3.25%, 5/15/2018	7,764,000	7,925,491
4.75%, 8/15/2017	7,750,000	8,021,043
6.75%, 6/1/2018	250,000	270,275
PACCAR Financial Corp.:
1.40%, 5/18/2018	1,015,000	1,019,860
Series MTN, 1.30%, 5/10/2019 (b)	1,485,000	1,488,940
Series MTN, 1.40%, 11/17/2017	1,715,000	1,726,906
Series MTN, 1.45%, 3/9/2018	2,254,000	2,267,468
Series MTN, 1.65%, 2/25/2019	1,155,000	1,166,844
Series MTN, 1.75%, 8/14/2018	1,235,000	1,249,382
Toyota Motor Credit Corp.:
Series GMTN, 1.55%, 7/13/2018	4,880,000	4,926,816
Series MTN, 1.20%, 4/6/2018	2,800,000	2,809,184
Series MTN, 1.25%, 10/5/2017	4,080,000	4,098,278
Series MTN, 1.38%, 1/10/2018	3,359,000	3,382,002
Series MTN, 1.40%, 5/20/2019	4,700,000	4,716,558
Series MTN, 1.45%, 1/12/2018	4,646,000	4,679,674
Series MTN, 1.70%, 2/19/2019	4,800,000	4,855,115
Series MTN, 2.00%, 10/24/2018	6,370,000	6,498,865
Series MTN, 2.10%, 1/17/2019	4,350,000	4,445,040

		164,192,913

AUTO PARTS & EQUIPMENT — 0.0% (a)
Johnson Controls, Inc. 1.40%, 11/2/2017	1,640,000	1,640,171

BANKS — 32.9%
American Express Bank FSB 6.00%, 9/13/2017	4,350,000	4,598,380
American Express Centurion Bank 6.00%, 9/13/2017	5,475,000	5,787,616
Australia & New Zealand Banking Group, Ltd.:
1.25%, 6/13/2017	7,950,000	7,960,349

See accompanying notes to financial statements.

148

SPDR Barclays Short Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Series GMTN, 1.50%, 1/16/2018	$1,400,000	$1,404,434
Series MTN, 1.45%, 5/15/2018	2,200,000	2,203,163
Series MTN, 1.88%, 10/6/2017	400,000	403,920
Series MTN, 2.00%, 11/16/2018	3,388,000	3,429,601
Bank of America Corp.:
2.00%, 1/11/2018	13,519,000	13,610,126
5.70%, 5/2/2017	1,866,000	1,931,640
5.75%, 12/1/2017	14,070,000	14,886,146
6.00%, 9/1/2017	7,790,000	8,194,497
6.50%, 7/15/2018	2,570,000	2,807,921
6.88%, 11/15/2018 (b)	1,927,000	2,148,681
7.63%, 6/1/2019	1,000,000	1,156,873
Series GMTN, 6.40%, 8/28/2017	6,181,000	6,527,957
Series L, 1.95%, 5/12/2018	3,320,000	3,336,860
Series L, 2.60%, 1/15/2019	15,016,000	15,344,663
Series L, 2.65%, 4/1/2019	10,683,000	10,947,098
Series MTN, 1.70%, 8/25/2017	4,713,000	4,732,179
Series MTN, 5.63%, 7/1/2020	7,081,000	7,971,537
Series MTN, 5.65%, 5/1/2018	11,425,000	12,216,221
Series MTN, 6.88%, 4/25/2018	28,698,000	31,293,050
Bank of America NA:
1.65%, 3/26/2018	9,665,000	9,702,635
1.75%, 6/5/2018	4,900,000	4,925,806
2.05%, 12/7/2018	5,900,000	5,969,912
6.10%, 6/15/2017	2,670,000	2,786,284
Bank of Montreal:
1.40%, 4/10/2018	3,805,000	3,817,524
Series MTN, 1.30%, 7/14/2017	3,175,000	3,181,255
Series MTN, 1.40%, 9/11/2017	3,354,000	3,364,233
Series MTN, 1.45%, 4/9/2018	4,975,000	4,996,410
Series MTN, 1.80%, 7/31/2018	3,650,000	3,690,207
Series MTN, 2.38%, 1/25/2019	1,913,000	1,959,542
Series MTN, 2.50%, 1/11/2017	2,650,000	2,669,364
Bank of New York Mellon Corp.:
1.30%, 1/25/2018	1,687,000	1,692,653
5.45%, 5/15/2019	1,125,000	1,251,627
5.50%, 12/1/2017	1,100,000	1,164,282
Series MTN, 1.35%, 3/6/2018	2,756,000	2,765,927
Series MTN, 1.60%, 5/22/2018	2,278,000	2,295,405
Series MTN, 2.10%, 8/1/2018	2,656,000	2,702,013
Series MTN, 2.10%, 1/15/2019	5,100,000	5,200,147
Series MTN, 2.30%, 9/11/2019	3,745,000	3,843,188
Bank of Nova Scotia:
1.30%, 7/21/2017	2,600,000	2,607,027
1.38%, 12/18/2017 (b)	4,481,000	4,495,285
1.45%, 4/25/2018 (b)	3,150,000	3,163,431
1.65%, 6/14/2019	14,000,000	14,106,882
1.70%, 6/11/2018 (b)	5,200,000	5,244,674
1.95%, 1/15/2019 (b)	5,653,000	5,732,377
2.05%, 10/30/2018	2,030,000	2,065,214
Barclays Bank PLC 2.50%, 2/20/2019	1,475,000	1,476,656
Barclays PLC 2.00%, 3/16/2018 (b)	4,500,000	4,466,873
BB&T Corp.:
2.25%, 2/1/2019	2,150,000	2,195,584
Series MTN, 1.45%, 1/12/2018	3,005,000	3,016,971

Series MTN, 1.60%, 8/15/2017	2,225,000	2,237,307
BNP Paribas SA:
Series MTN, 2.38%, 9/14/2017	6,465,000	6,548,260
Series MTN, 2.40%, 12/12/2018	4,017,000	4,095,583
Series MTN, 2.45%, 3/17/2019 (b)	5,442,000	5,556,150
Series MTN, 2.70%, 8/20/2018	4,862,000	4,982,944
BPCE SA:
2.50%, 12/10/2018	3,400,000	3,483,533
Series MTN, 1.61%, 7/25/2017	2,000,000	2,008,888
Series MTN, 1.63%, 2/10/2017 (b)	3,377,000	3,384,409
Series MTN, 1.63%, 1/26/2018	3,400,000	3,417,540
Branch Banking & Trust Co.:
1.35%, 10/1/2017	3,470,000	3,484,380
1.45%, 5/10/2019	5,235,000	5,247,047
2.30%, 10/15/2018	3,000,000	3,066,872
Canadian Imperial Bank of Commerce 1.55%, 1/23/2018	2,800,000	2,804,420
Capital One Financial Corp.:
2.45%, 4/24/2019	4,200,000	4,260,582
6.75%, 9/15/2017	1,904,000	2,018,387
Capital One NA/Mclean:
1.50%, 9/5/2017	3,700,000	3,700,322
1.65%, 2/5/2018	6,591,000	6,594,749
2.35%, 8/17/2018	4,340,000	4,392,786
Series BKNT, 1.50%, 3/22/2018	3,500,000	3,490,388
Citigroup, Inc.:
1.55%, 8/14/2017	2,512,000	2,516,389
1.70%, 4/27/2018	11,112,000	11,133,444
1.75%, 5/1/2018	8,080,000	8,101,501
1.80%, 2/5/2018	12,758,000	12,807,631
1.85%, 11/24/2017	6,468,000	6,508,842
2.05%, 12/7/2018	10,290,000	10,375,024
2.05%, 6/7/2019	6,150,000	6,206,881
2.15%, 7/30/2018	5,945,000	6,006,526
2.50%, 9/26/2018	6,495,000	6,612,512
2.50%, 7/29/2019	4,000,000	4,077,993
2.55%, 4/8/2019	10,000,000	10,213,811
6.00%, 8/15/2017	1,018,000	1,070,038
6.13%, 11/21/2017	500,000	531,003
Citizens Bank NA/Providence:
2.30%, 12/3/2018	3,280,000	3,318,022
2.50%, 3/14/2019	4,980,000	5,061,708
Series MTN, 1.60%, 12/4/2017	2,090,000	2,090,783
Comerica, Inc. 2.13%, 5/23/2019	3,500,000	3,497,021
Commonwealth Bank of Australia:
1.40%, 9/8/2017 (b)	2,500,000	2,507,574
1.75%, 11/2/2018	1,375,000	1,384,694
1.90%, 9/18/2017	5,300,000	5,348,278
2.25%, 3/13/2019	1,500,000	1,530,239
2.50%, 9/20/2018	3,850,000	3,941,194
Series GMTN, 1.63%, 3/12/2018 (b)	3,650,000	3,667,271
Series GMTN, 2.05%, 3/15/2019	9,600,000	9,738,075
Compass Bank:
Series BKNT, 1.85%, 9/29/2017	2,800,000	2,795,115

See accompanying notes to financial statements.

149

SPDR Barclays Short Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Series BKNT, 6.40%, 10/1/2017	$100,000	$104,903
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 1.70%, 3/19/2018	4,885,000	4,908,767
Cooperatieve Rabobank UA:
2.25%, 1/14/2019	5,500,000	5,593,283
3.38%, 1/19/2017	300,000	303,878
Credit Suisse AG:
1.70%, 4/27/2018	10,950,000	10,941,752
1.75%, 1/29/2018	9,092,000	9,107,230
6.00%, 2/15/2018	5,289,000	5,590,719
Series GMTN, 2.30%, 5/28/2019	10,000,000	10,139,516
Deutsche Bank AG:
1.88%, 2/13/2018	6,485,000	6,442,289
2.50%, 2/13/2019	6,700,000	6,699,038
6.00%, 9/1/2017	9,479,000	9,931,604
Series 3FXD, 1.40%, 2/13/2017 (b)	1,720,000	1,715,189
Series GMTN, 2.85%, 5/10/2019	7,250,000	7,258,737
Discover Bank/Greenwood:
2.00%, 2/21/2018	4,750,000	4,762,040
2.60%, 11/13/2018	2,730,000	2,766,835
Fifth Third Bank:
1.35%, 6/1/2017	2,680,000	2,682,399
1.45%, 2/28/2018	2,450,000	2,451,832
2.30%, 3/15/2019	4,815,000	4,904,288
2.38%, 4/25/2019	2,000,000	2,040,466
Series MTN, 2.15%, 8/20/2018	3,680,000	3,730,283
Goldman Sachs Group, Inc.:
2.00%, 4/25/2019	2,415,000	2,426,841
2.63%, 1/31/2019	7,000,000	7,147,570
2.90%, 7/19/2018	18,132,000	18,578,898
5.95%, 1/18/2018	12,093,000	12,879,859
6.15%, 4/1/2018	17,140,000	18,445,466
Series GLOB, 2.38%, 1/22/2018	11,706,000	11,853,761
Series GMTN, 7.50%, 2/15/2019	10,765,000	12,292,108
HSBC Bank USA NA 6.00%, 8/9/2017	3,300,000	3,455,002
HSBC USA, Inc.:
1.30%, 6/23/2017	3,000,000	2,995,884
1.50%, 11/13/2017	3,400,000	3,404,950
1.63%, 1/16/2018	4,900,000	4,887,620
1.70%, 3/5/2018	4,350,000	4,339,823
2.00%, 8/7/2018	4,950,000	4,950,801
2.63%, 9/24/2018	2,350,000	2,379,702
Huntington Bancshares, Inc. 2.60%, 8/2/2018 (b)	1,800,000	1,832,776
Huntington National Bank:
1.70%, 2/26/2018	3,327,000	3,339,765
2.00%, 6/30/2018	1,250,000	1,260,978
2.20%, 11/6/2018	1,950,000	1,974,960
Intesa Sanpaolo SpA:
2.38%, 1/13/2017	1,015,000	1,018,797
3.88%, 1/16/2018	4,700,000	4,819,252

Series MTN, 3.88%, 1/15/2019	4,950,000	5,091,119
Itau CorpBanca 3.13%, 1/15/2018	4,450,000	4,511,187
JPMorgan Chase & Co.:
1.63%, 5/15/2018	8,066,000	8,088,705
1.80%, 1/25/2018	4,983,000	5,015,176
1.85%, 3/22/2019	4,750,000	4,775,034
2.00%, 8/15/2017	7,650,000	7,727,253
2.35%, 1/28/2019	4,000,000	4,073,821
6.00%, 1/15/2018	17,706,000	18,921,429
6.13%, 6/27/2017	2,340,000	2,448,399
6.30%, 4/23/2019	10,967,000	12,295,834
Series H, 1.70%, 3/1/2018	12,508,000	12,568,149
JPMorgan Chase Bank NA:
6.00%, 7/5/2017	2,350,000	2,459,569
6.00%, 10/1/2017	14,250,000	15,051,430
KeyBank NA:
1.65%, 2/1/2018	4,649,000	4,669,178
1.70%, 6/1/2018	1,250,000	1,255,840
2.35%, 3/8/2019	3,335,000	3,397,365
KeyCorp. Series MTN, 2.30%, 12/13/2018	3,250,000	3,295,682
Lloyds Bank PLC:
1.75%, 3/16/2018	4,750,000	4,734,723
1.75%, 5/14/2018	5,450,000	5,425,898
2.00%, 8/17/2018	2,025,000	2,023,231
2.05%, 1/22/2019	4,705,000	4,686,911
2.30%, 11/27/2018	2,002,000	2,011,715
Manufacturers & Traders Trust Co.:
1.40%, 7/25/2017	3,250,000	3,258,187
2.10%, 2/6/2020	750,000	758,525
6.63%, 12/4/2017	1,305,000	1,395,244
Series BKNT, 1.45%, 3/7/2018	4,000,000	4,008,062
Mellon Funding Corp.
5.50%, 11/15/2018	280,000	306,884
Morgan Stanley:
1.88%, 1/5/2018	4,735,000	4,764,847
2.13%, 4/25/2018	10,810,000	10,928,260
2.50%, 1/24/2019	1,850,000	1,887,193
2.65%, 1/27/2020	1,125,000	1,147,545
Series GMTN, 2.45%, 2/1/2019	12,605,000	12,841,200
Series GMTN, 6.63%, 4/1/2018	19,114,000	20,732,571
Series GMTN, 7.30%, 5/13/2019	9,500,000	10,908,528
Series MTN, 2.20%, 12/7/2018	16,000	16,212
Series MTN, 5.95%, 12/28/2017	8,465,000	9,015,775
Series MTN, 6.25%, 8/28/2017	3,380,000	3,567,958
MUFG Union Bank NA 2.63%, 9/26/2018	5,900,000	6,028,482
National Australia Bank, Ltd.:
2.30%, 7/25/2018	550,000	559,914
Series GMTN, 2.00%, 1/14/2019	5,300,000	5,367,657
Series GMTN, 1.88%, 7/23/2018 (b)	5,750,000	5,815,633
National Bank of Canada:
2.10%, 12/14/2018	4,900,000	4,936,073
Series MTN, 1.45%, 11/7/2017	1,221,000	1,221,889
Northern Trust Co. Series MTN, 6.50%, 8/15/2018	1,000,000	1,103,110

See accompanying notes to financial statements.

150

SPDR Barclays Short Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

PNC Bank NA:
1.50%, 10/18/2017	$1,800,000	$1,808,835
1.50%, 2/23/2018	5,445,000	5,472,613
1.80%, 11/5/2018	4,900,000	4,946,611
1.85%, 7/20/2018	4,652,000	4,699,628
1.95%, 3/4/2019	7,700,000	7,794,380
2.25%, 7/2/2019	2,250,000	2,295,761
6.00%, 12/7/2017	1,445,000	1,539,158
6.88%, 4/1/2018	1,200,000	1,311,139
Series BKNT, 4.88%, 9/21/2017	414,000	431,408
Series MTN, 1.60%, 6/1/2018	4,650,000	4,679,307
Regions Bank:
2.25%, 9/14/2018	1,000,000	1,005,329
7.50%, 5/15/2018	2,030,000	2,222,600
Regions Financial Corp. 2.00%, 5/15/2018	4,520,000	4,528,559
Royal Bank of Canada:
2.00%, 12/10/2018 (b)	10,300,000	10,464,793
Series GMTN, 1.40%, 10/13/2017	2,358,000	2,367,228
Series GMTN, 1.50%, 6/7/2018	500,000	502,616
Series GMTN, 1.63%, 4/15/2019	4,750,000	4,775,832
Series GMTN, 1.80%, 7/30/2018	9,835,000	9,941,313
Series GMTN, 2.20%, 7/27/2018	5,881,000	5,992,277
Series MTN, 1.50%, 1/16/2018	5,310,000	5,326,819
Santander Bank NA:
2.00%, 1/12/2018	1,050,000	1,046,983
8.75%, 5/30/2018	941,000	1,043,814
Santander Holdings USA, Inc.:
2.70%, 5/24/2019	5,075,000	5,081,125
3.45%, 8/27/2018	4,406,000	4,495,201
Santander UK PLC:
1.65%, 9/29/2017	2,100,000	2,108,986
2.50%, 3/14/2019	7,700,000	7,759,125
3.05%, 8/23/2018	3,125,000	3,190,734
Series GMTN, 2.00%, 8/24/2018	2,494,000	2,489,195
Societe Generale SA:
2.63%, 10/1/2018	1,150,000	1,177,946
2.75%, 10/12/2017	6,300,000	6,410,585
Sumitomo Mitsui Banking Corp.:
1.50%, 1/18/2018 (b)	2,650,000	2,651,137
1.75%, 1/16/2018	1,725,000	1,732,287
1.80%, 7/18/2017	3,750,000	3,773,661
2.05%, 1/18/2019	7,750,000	7,829,867
2.45%, 1/10/2019	300,000	305,947
2.50%, 7/19/2018	549,000	559,239
Series GMTN, 1.35%, 7/11/2017	6,480,000	6,490,441
Series GMTN, 1.95%, 7/23/2018	2,850,000	2,871,770
SunTrust Banks, Inc.:
2.50%, 5/1/2019	4,718,000	4,805,543
6.00%, 9/11/2017	1,787,000	1,883,074
7.25%, 3/15/2018	684,000	738,579

Svenska Handelsbanken AB:
2.50%, 1/25/2019 (b)	3,500,000	3,585,543
Series MTN, 1.63%, 3/21/2018	5,200,000	5,220,538
Series MTN, 2.25%, 6/17/2019	1,000,000	1,018,863
Toronto-Dominion Bank:
Series GMTN, 1.75%, 7/23/2018	3,840,000	3,881,940
Series MTN, 1.40%, 4/30/2018	5,795,000	5,818,865
Series MTN, 1.63%, 3/13/2018	4,652,000	4,689,720
Series MTN, 1.95%, 1/22/2019	5,955,000	6,048,276
Series MTN, 2.63%, 9/10/2018	4,636,000	4,771,135
UBS AG:
5.88%, 12/20/2017	2,750,000	2,932,864
Series GMTN, 1.38%, 8/14/2017	5,675,000	5,683,361
Series GMTN, 1.80%, 3/26/2018	17,985,000	18,110,387
US Bancorp:
Series MTN, 1.95%, 11/15/2018	2,000,000	2,033,231
Series MTN, 2.20%, 4/25/2019	2,500,000	2,561,907
US Bank NA:
1.35%, 1/26/2018	4,050,000	4,070,160
1.40%, 4/26/2019	9,045,000	9,087,409
Series BKNT, 1.38%, 9/11/2017	5,195,000	5,216,940
Series MTN, 1.45%, 1/29/2018	4,700,000	4,730,478
Wachovia Corp. Series MTN, 5.75%, 2/1/2018	7,215,000	7,719,795
Wells Fargo & Co.:
1.50%, 1/16/2018	8,933,000	8,974,930
2.13%, 4/22/2019	6,506,000	6,629,046
2.15%, 1/15/2019 (b)	4,899,000	4,993,381
5.63%, 12/11/2017	11,476,000	12,190,397
Series MTN, 1.40%, 9/8/2017	5,138,000	5,156,594
Wells Fargo Bank NA:
1.65%, 1/22/2018	6,850,000	6,911,042
1.75%, 5/24/2019	13,100,000	13,265,121
6.00%, 11/15/2017	6,975,000	7,430,010
Westpac Banking Corp.:
1.20%, 5/19/2017	2,846,000	2,850,172
1.50%, 12/1/2017	4,400,000	4,422,079
1.55%, 5/25/2018	4,729,000	4,750,059
1.65%, 5/13/2019	4,250,000	4,257,667
1.95%, 11/23/2018	3,400,000	3,440,512
2.00%, 8/14/2017	4,133,000	4,172,325
2.25%, 7/30/2018	3,650,000	3,716,270
2.25%, 1/17/2019	1,800,000	1,833,340
4.63%, 6/1/2018	917,000	966,615
Series GMTN, 1.60%, 1/12/2018 (b)	4,414,000	4,437,897

		1,304,845,988

BEVERAGES — 3.1%
Anheuser-Busch Cos. LLC 5.50%, 1/15/2018 (b)	1,818,000	1,937,073
Anheuser-Busch InBev Finance, Inc.:
1.25%, 1/17/2018	4,494,000	4,502,797
1.90%, 2/1/2019 (b)	34,850,000	35,428,248

See accompanying notes to financial statements.

151

SPDR Barclays Short Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Anheuser-Busch InBev Worldwide, Inc.:
1.38%, 7/15/2017	$7,089,000	$7,120,673
7.75%, 1/15/2019	850,000	981,730
Beam Suntory, Inc.:
1.75%, 6/15/2018	300,000	300,334
1.88%, 5/15/2017	2,109,000	2,116,896
Bottling Group LLC 5.13%, 1/15/2019	6,571,000	7,213,107
Brown-Forman Corp. 1.00%, 1/15/2018	1,279,000	1,277,603
Coca-Cola Co.:
1.15%, 4/1/2018	8,154,000	8,200,392
1.38%, 5/30/2019 (b)	6,250,000	6,316,200
1.65%, 3/14/2018	5,093,000	5,171,112
1.65%, 11/1/2018	200,000	204,054
Diageo Capital PLC:
1.13%, 4/29/2018	2,210,000	2,211,320
5.75%, 10/23/2017	5,168,000	5,480,449
Dr Pepper Snapple Group, Inc. 6.82%, 5/1/2018 (b)	3,905,000	4,287,290
Molson Coors Brewing Co. 1.45%, 7/15/2019	3,230,000	3,239,993
PepsiCo, Inc.:
1.13%, 7/17/2017	2,050,000	2,058,158
1.25%, 8/13/2017	4,902,000	4,929,647
1.25%, 4/30/2018	1,600,000	1,609,799
1.50%, 2/22/2019	3,220,000	3,252,998
2.25%, 1/7/2019	6,000	6,167
5.00%, 6/1/2018	5,219,000	5,617,223
7.90%, 11/1/2018	5,163,000	5,960,145
Series 1, 1.00%, 10/13/2017	2,110,000	2,115,596

		121,539,004

BIOTECHNOLOGY — 0.7%
Amgen, Inc.:
2.20%, 5/22/2019	3,775,000	3,857,336
5.70%, 2/1/2019	4,825,000	5,348,863
6.15%, 6/1/2018	1,716,000	1,875,018
Biogen, Inc. 6.88%, 3/1/2018	2,356,000	2,561,901
Celgene Corp.:
1.90%, 8/15/2017	1,291,000	1,300,435
2.13%, 8/15/2018	4,893,000	4,954,380
2.25%, 5/15/2019	2,660,000	2,698,185
Gilead Sciences, Inc. 1.85%, 9/4/2018	4,245,000	4,315,817

		26,911,935

CHEMICALS — 1.2%
Air Products & Chemicals, Inc. 1.20%, 10/15/2017	1,875,000	1,882,385
Airgas, Inc. 1.65%, 2/15/2018	1,134,000	1,133,626
Cabot Corp. 2.55%, 1/15/2018	1,770,000	1,774,998
CF Industries, Inc. 6.88%, 5/1/2018	4,981,000	5,407,152
Dow Chemical Co. 8.55%, 5/15/2019	8,999,000	10,676,232
Ecolab, Inc.:
1.45%, 12/8/2017	1,480,000	1,486,477
1.55%, 1/12/2018	1,656,000	1,661,206

2.00%, 1/14/2019	2,000,000	2,022,035
EI du Pont de Nemours & Co. 6.00%, 7/15/2018	5,220,000	5,704,091
Lubrizol Corp. 8.88%, 2/1/2019	2,000,000	2,376,550
LyondellBasell Industries NV 5.00%, 4/15/2019	3,700,000	3,996,852
Monsanto Co. 5.13%, 4/15/2018	1,699,000	1,807,529
Potash Corp. of Saskatchewan, Inc. 3.25%, 12/1/2017	2,424,000	2,488,679
Praxair, Inc. 1.05%, 11/7/2017	511,000	511,397
Rohm&Haas Co. 6.00%, 9/15/2017	2,001,000	2,109,571
RPM International, Inc. 6.50%, 2/15/2018	425,000	453,871
Sherwin-Williams Co. 1.35%, 12/15/2017	1,604,000	1,610,428

		47,103,079

COMMERCIAL SERVICES — 0.5%
Catholic Health Initiatives:
1.60%, 11/1/2017	556,000	558,623
2.60%, 8/1/2018	1,790,000	1,826,828
Equifax, Inc. 6.30%, 7/1/2017	700,000	734,003
Princeton University 4.95%, 3/1/2019	3,000,000	3,306,405
S&P Global, Inc.:
2.50%, 8/15/2018	4,575,000	4,669,272
5.90%, 11/15/2017	1,300,000	1,373,948
Total System Services, Inc. 2.38%, 6/1/2018	2,329,000	2,343,499
Western Union Co.:
2.88%, 12/10/2017	2,318,000	2,346,939
5.93%, 10/1/2016	2,969,000	2,998,040

		20,157,557

CONSTRUCTION MATERIALS — 0.0% (a)
CRH America, Inc. 8.13%, 7/15/2018	1,005,000	1,125,397
Martin Marietta Materials, Inc. 6.60%, 4/15/2018	255,000	272,742

		1,398,139

DISTRIBUTION & WHOLESALE — 0.0% (a)
Ingram Micro, Inc. 5.25%, 9/1/2017	1,400,000	1,444,083

DIVERSIFIED FINANCIAL SERVICES — 4.1%
Air Lease Corp.:
2.13%, 1/15/2018	2,009,000	2,003,955
2.63%, 9/4/2018	2,550,000	2,554,280
3.38%, 1/15/2019	1,000,000	1,019,400
5.63%, 4/1/2017	3,708,000	3,786,795
American Express Co.:
1.55%, 5/22/2018	4,220,000	4,232,410
6.15%, 8/28/2017	5,833,000	6,164,613
7.00%, 3/19/2018	8,208,000	8,974,162
American Express Credit Corp.:
2.13%, 7/27/2018 (b)	2,450,000	2,490,088
Series MTN, 1.55%, 9/22/2017	2,655,000	2,668,135
Series MTN, 1.80%, 7/31/2018	4,717,000	4,761,326
Series MTN, 1.88%, 11/5/2018 (b)	9,120,000	9,215,716

See accompanying notes to financial statements.

152

SPDR Barclays Short Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Bear Stearns Cos. LLC:
4.65%, 7/2/2018	$496,000	$524,573
6.40%, 10/2/2017	11,425,000	12,135,823
7.25%, 2/1/2018	8,382,000	9,117,727
BlackRock, Inc. 6.25%, 9/15/2017	1,658,000	1,763,227
Capital One Bank USA NA:
1.20%, 2/13/2017	1,860,000	1,860,928
1.30%, 6/5/2017	1,900,000	1,900,132
2.15%, 11/21/2018	2,600,000	2,620,943
Charles Schwab Corp.:
1.50%, 3/10/2018 (b)	1,960,000	1,966,473
Series MTN, 6.38%, 9/1/2017	1,600,000	1,697,700
Discover Financial Services 6.45%, 6/12/2017	3,000,000	3,120,507
Franklin Resources, Inc. 1.38%, 9/15/2017	1,225,000	1,230,608
GE Capital International Funding Co. Unlimited Co. 2.34%, 11/15/2020 (d)	19,000,000	19,548,242
General Electric Capital Corp. Series GMTN, 6.00%, 8/7/2019	3,300,000	3,774,568
General Electric Co.:
1.63%, 4/2/2018	1,532,000	1,551,488
Series GMTN, 2.30%, 1/14/2019	2,500,000	2,577,673
Series GMTN, 5.63%, 9/15/2017	902,000	954,756
Series GMTN, 5.63%, 5/1/2018	295,000	320,049
Intercontinental Exchange, Inc. 2.50%, 10/15/2018	2,291,000	2,350,596
International Lease Finance Corp. 7.13%, 9/1/2018 (d)	4,075,000	4,462,125
Jefferies Group LLC 5.13%, 4/13/2018	2,605,000	2,719,181
Nasdaq, Inc. 5.25%, 1/16/2018	1,600,000	1,690,038
National Rural Utilities Cooperative Finance Corp.:
1.10%, 1/27/2017	2,000,000	2,001,470
1.65%, 2/8/2019	3,155,000	3,190,844
2.15%, 2/1/2019	4,000,000	4,080,870
5.45%, 2/1/2018	1,206,000	1,284,921
10.38%, 11/1/2018	18,000	21,732
Nomura Holdings, Inc. Series GMTN, 2.75%, 3/19/2019	5,331,000	5,446,761
NYSE Holdings LLC 2.00%, 10/5/2017	3,779,000	3,817,093
Synchrony Financial:
1.88%, 8/15/2017	3,950,000	3,953,364
2.60%, 1/15/2019	3,750,000	3,785,210
Visa, Inc. 1.20%, 12/14/2017	7,260,000	7,307,982

		160,648,484

ELECTRIC — 4.5%
Alabama Power Co.
Series Q, 5.50%, 10/15/2017	246,000	259,837
Ameren Corp. 2.70%, 11/15/2020	3,040,000	3,122,622
Ameren Illinois Co. 6.13%, 11/15/2017	850,000	908,705
American Electric Power Co., Inc. 1.65%, 12/15/2017	2,775,000	2,781,701

Appalachian Power Co. Series K, 5.00%, 6/1/2017	862,000	891,026
Berkshire Hathaway Energy Co.:
2.00%, 11/15/2018	2,000,000	2,028,216
5.75%, 4/1/2018	4,283,000	4,606,833
Black Hills Corp. 2.50%, 1/11/2019	900,000	909,593
Cleveland Electric Illuminating Co.:
8.88%, 11/15/2018	500,000	584,687
Series D, 7.88%, 11/1/2017	1,515,000	1,640,140
CMS Energy Corp.:
5.05%, 2/15/2018	1,254,000	1,330,861
6.55%, 7/17/2017	943,000	994,269
8.75%, 6/15/2019	1,155,000	1,385,945
Commonwealth Edison Co.:
5.80%, 3/15/2018	1,688,000	1,823,400
6.15%, 9/15/2017	1,418,000	1,505,414
Connecticut Light & Power Co. 5.65%, 5/1/2018	400,000	432,085
Consolidated Edison Co. of New York, Inc.:
7.13%, 12/1/2018	1,707,000	1,946,661
Series 08-A, 5.85%, 4/1/2018	3,008,000	3,252,632
Consumers Energy Co. 6.13%, 3/15/2019	1,775,000	2,009,276
Dominion Resources, Inc.:
1.90%, 6/15/2018 (b)	2,650,000	2,667,703
2.96%, 7/1/2019 (c)	2,000,000	2,029,146
5.20%, 8/15/2019	25,000	27,485
6.40%, 6/15/2018	5,550,000	6,056,131
Series A, 1.40%, 9/15/2017 (b)	1,945,000	1,944,022
Duke Energy Carolinas LLC:
5.10%, 4/15/2018	1,562,000	1,670,570
5.25%, 1/15/2018	1,650,000	1,753,105
Series C, 7.00%, 11/15/2018	3,709,000	4,204,790
Duke Energy Corp.:
1.63%, 8/15/2017	2,533,000	2,546,601
2.10%, 6/15/2018	1,506,000	1,519,512
6.25%, 6/15/2018 (b)	1,197,000	1,302,719
Duke Energy Florida LLC:
5.65%, 6/15/2018	506,000	550,194
Series A, 5.80%, 9/15/2017	625,000	660,525
Duke Energy Ohio, Inc. 5.45%, 4/1/2019	75,000	83,197
Duke Energy Progress LLC 5.30%, 1/15/2019	4,500,000	4,953,413
Edison International 3.75%, 9/15/2017	2,205,000	2,272,829
Emera US Finance L.P. 2.15%, 6/15/2019 (b) (d)	1,460,000	1,468,963
Entergy Texas, Inc. 7.13%, 2/1/2019	909,000	1,029,266
Eversource Energy 1.45%, 5/1/2018	1,787,000	1,786,636
Exelon Corp. 1.55%, 6/9/2017	3,449,000	3,452,461
Exelon Generation Co. LLC 6.20%, 10/1/2017	1,879,000	1,988,830
Florida Power & Light Co. 5.55%, 11/1/2017	975,000	1,031,696

See accompanying notes to financial statements.

153

SPDR Barclays Short Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Georgia Power Co.:
1.95%, 12/1/2018	$2,739,000	$2,783,722
5.40%, 6/1/2018	100,000	107,712
Jersey Central Power & Light Co. 5.65%, 6/1/2017	1,260,000	1,305,743
Kansas City Power & Light Co. 6.38%, 3/1/2018	236,000	253,878
MidAmerican Energy Co.:
2.40%, 3/15/2019	4,590,000	4,737,148
5.30%, 3/15/2018	1,850,000	1,979,537
5.95%, 7/15/2017	1,365,000	1,436,235
Nevada Power Co. Series O, 6.50%, 5/15/2018	330,000	362,008
NextEra Energy Capital Holdings, Inc.:
2.30%, 4/1/2019 (b)	2,085,000	2,120,975
Series D, 7.30%, 9/1/2067 (e)	1,140,000	1,088,700
Series F, 2.06%, 9/1/2017	4,987,000	5,026,324
NiSource Finance Corp. 6.40%, 3/15/2018	3,696,000	3,997,009
NSTAR Electric Co. 5.63%, 11/15/2017	1,118,000	1,182,875
Ohio Power Co. 6.05%, 5/1/2018	2,050,000	2,204,759
Oncor Electric Delivery Co. LLC:
5.00%, 9/30/2017	1,828,000	1,910,400
6.80%, 9/1/2018	3,731,000	4,154,154
Pacific Gas & Electric Co.:
5.63%, 11/30/2017	4,173,000	4,427,312
8.25%, 10/15/2018	1,787,000	2,060,779
PacifiCorp 5.65%, 7/15/2018	6,000	6,553
PECO Energy Co.:
1.20%, 10/15/2016	3,160,000	3,163,723
5.35%, 3/1/2018	1,190,000	1,271,808
Pennsylvania Electric Co. 6.05%, 9/1/2017	1,168,000	1,225,136
Progress Energy, Inc. 7.05%, 3/15/2019	2,000,000	2,275,697
PSEG Power LLC 2.45%, 11/15/2018	6,625,000	6,700,011
Public Service Co. of Colorado 5.80%, 8/1/2018	1,100,000	1,202,793
Public Service Co. of New Mexico 7.95%, 5/15/2018	1,000,000	1,110,105
Public Service Electric & Gas Co. Series MTN, 5.30%, 5/1/2018	300,000	322,280
South Carolina Electric & Gas Co. 6.50%, 11/1/2018	1,000,000	1,116,364
Southern California Edison Co. 5.50%, 8/15/2018	30,000	32,813
Southern Co.:
1.30%, 8/15/2017	1,406,000	1,408,313
1.55%, 7/1/2018	3,750,000	3,774,957
1.85%, 7/1/2019	4,125,000	4,172,585
2.45%, 9/1/2018	1,962,000	2,007,417
2.75%, 6/15/2020	875,000	902,810
Southern Power Co.:
1.85%, 12/1/2017	1,590,000	1,601,297
Series 15A, 1.50%, 6/1/2018	3,750,000	3,766,147

Southwestern Electric Power Co.:
6.45%, 1/15/2019	2,000,000	2,218,960
Series F, 5.88%, 3/1/2018	300,000	320,274
Southwestern Public Service Co. Series G, 8.75%, 12/1/2018	300,000	349,926
Tampa Electric Co. 6.10%, 5/15/2018	1,320,000	1,424,214
TECO Finance, Inc. 6.57%, 11/1/2017	1,700,000	1,801,892
TransAlta Corp.:
1.90%, 6/3/2017	3,210,000	3,182,747
6.90%, 5/15/2018	1,800,000	1,845,000
Virginia Electric & Power Co.:
1.20%, 1/15/2018	295,000	295,163
5.40%, 4/30/2018	1,953,000	2,100,239
WEC Energy Group, Inc. 1.65%, 6/15/2018 (b)	2,860,000	2,881,379
Wisconsin Electric Power Co. 1.70%, 6/15/2018	160,000	161,057
Wisconsin Public Service Corp. 1.65%, 12/4/2018	3,350,000	3,384,973
Xcel Energy, Inc. 1.20%, 6/1/2017	3,325,000	3,325,243

		177,904,843

ELECTRICAL COMPONENTS & EQUIPMENT — 0.1%
Emerson Electric Co.:
5.25%, 10/15/2018	1,500,000	1,637,021
5.38%, 10/15/2017	575,000	606,808
Hubbell, Inc. 5.95%, 6/1/2018	1,100,000	1,187,520

		3,431,349

ELECTRONICS — 0.8%
Amphenol Corp.:
1.55%, 9/15/2017	1,950,000	1,953,665
2.55%, 1/30/2019	31,000	31,485
Arrow Electronics, Inc. 3.00%, 3/1/2018	1,145,000	1,155,355
Corning, Inc.:
1.45%, 11/15/2017	1,375,000	1,374,217
1.50%, 5/8/2018	1,900,000	1,898,547
Fortive Corp. 1.80%, 6/15/2019 (d)	1,125,000	1,132,926
Honeywell International, Inc.:
5.00%, 2/15/2019	4,250,000	4,670,810
5.30%, 3/1/2018	4,289,000	4,595,111
Jabil Circuit, Inc.:
7.75%, 7/15/2016	1,556,000	1,557,556
8.25%, 3/15/2018	2,000,000	2,180,000
Koninklijke Philips NV 5.75%, 3/11/2018	4,462,000	4,774,747
Tech Data Corp. 3.75%, 9/21/2017	3,000,000	3,076,167
Thermo Fisher Scientific, Inc. 1.85%, 1/15/2018	1,690,000	1,696,606

		30,097,192

ENGINEERING & CONSTRUCTION — 0.1%
ABB Finance USA, Inc. 1.63%, 5/8/2017	2,310,000	2,319,797

See accompanying notes to financial statements.

154

SPDR Barclays Short Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

ENVIRONMENTAL CONTROL — 0.1%
Republic Services, Inc. 3.80%, 5/15/2018	$2,860,000	$2,987,901
Waste Management, Inc. 6.10%, 3/15/2018	1,487,000	1,611,152

		4,599,053

FOOD — 1.8%
Campbell Soup Co. 3.05%, 7/15/2017	2,100,000	2,143,460
ConAgra Foods, Inc.:
1.90%, 1/25/2018	4,940,000	4,976,461
5.82%, 6/15/2017	4,000,000	4,167,490
General Mills, Inc.:
1.40%, 10/20/2017	3,088,000	3,106,270
5.70%, 2/15/2017	1,669,000	1,715,535
Hershey Co. 1.60%, 8/21/2018	1,655,000	1,675,191
Ingredion, Inc. 1.80%, 9/25/2017	3,120,000	3,135,499
JM Smucker Co. 1.75%, 3/15/2018	2,358,000	2,376,156
Kellogg Co.:
1.75%, 5/17/2017	2,792,000	2,809,514
3.25%, 5/21/2018	220,000	227,593
Kraft Heinz Foods Co.:
2.00%, 7/2/2018 (d)	6,405,000	6,489,316
2.25%, 6/5/2017	2,470,000	2,492,893
2.80%, 7/2/2020 (d)	750,000	778,124
6.13%, 8/23/2018	2,775,000	3,045,300
Kroger Co.:
2.00%, 1/15/2019	3,125,000	3,167,281
2.20%, 1/15/2017	1,785,000	1,796,040
6.40%, 8/15/2017	2,915,000	3,087,076
McCormick & Co., Inc. 5.75%, 12/15/2017	900,000	960,372
Mondelez International, Inc.:
2.25%, 2/1/2019	4,745,000	4,849,027
6.13%, 2/1/2018	2,206,000	2,370,733
6.13%, 8/23/2018	117,000	128,397
6.50%, 8/11/2017	563,000	596,204
Sysco Corp.:
1.90%, 4/1/2019	2,875,000	2,904,666
5.25%, 2/12/2018	1,280,000	1,357,466
Unilever Capital Corp.:
0.85%, 8/2/2017	2,900,000	2,903,388
2.20%, 3/6/2019	3,500,000	3,604,667
4.80%, 2/15/2019	3,250,000	3,558,597

		70,422,716

FOREST PRODUCTS & PAPER — 0.0% (a)
International Paper Co. 7.95%, 6/15/2018	4,000	4,467

GAS — 0.3%
Atmos Energy Corp. 6.35%, 6/15/2017	1,015,000	1,065,091
CenterPoint Energy Resources Corp.:
6.13%, 11/1/2017	575,000	607,039
Series MTN, 6.00%, 5/15/2018	1,992,000	2,139,876
CenterPoint Energy, Inc. 6.50%, 5/1/2018	1,215,000	1,312,401

National Fuel Gas Co. 6.50%, 4/15/2018	1,500,000	1,593,617
ONE Gas, Inc. 2.07%, 2/1/2019	566,000	573,815
Sempra Energy:
6.15%, 6/15/2018	2,961,000	3,215,643
9.80%, 2/15/2019	49,000	58,917
Southern California Gas Co.:
1.55%, 6/15/2018	1,850,000	1,867,075
Series HH, 5.45%, 4/15/2018	1,000,000	1,070,145

		13,503,619

HAND & MACHINE TOOLS — 0.1%
Snap-on, Inc. 4.25%, 1/15/2018	570,000	595,787
Stanley Black & Decker, Inc. 2.45%, 11/17/2018	2,456,000	2,499,259

		3,095,046

HEALTH CARE PRODUCTS — 1.4%
Becton Dickinson and Co.:
1.45%, 5/15/2017	1,750,000	1,754,548
1.80%, 12/15/2017	4,376,000	4,411,123
2.68%, 12/15/2019	2,550,000	2,617,062
Boston Scientific Corp. 2.65%, 10/1/2018	2,900,000	2,957,832
Covidien International Finance SA 6.00%, 10/15/2017	6,044,000	6,430,605
CR Bard, Inc. 1.38%, 1/15/2018	2,515,000	2,513,214
Danaher Corp.:
1.65%, 9/15/2018	1,825,000	1,852,339
5.40%, 3/1/2019	1,610,000	1,785,336
5.63%, 1/15/2018	2,409,000	2,584,034
Edwards Lifesciences Corp. 2.88%, 10/15/2018	110,000	112,909
Medtronic, Inc.:
1.38%, 4/1/2018	3,500,000	3,514,091
1.50%, 3/15/2018	4,342,000	4,374,060
St Jude Medical, Inc. 2.00%, 9/15/2018	2,300,000	2,332,778
Stryker Corp.:
1.30%, 4/1/2018	1,552,000	1,553,554
2.00%, 3/8/2019	4,545,000	4,609,965
Thermo Fisher Scientific, Inc.:
2.15%, 12/14/2018	1,990,000	2,007,028
2.40%, 2/1/2019	4,230,000	4,287,840
Zimmer Biomet Holdings, Inc. 2.00%, 4/1/2018	4,108,000	4,124,045

		53,822,363

HEALTH CARE SERVICES — 1.5%
Aetna, Inc.:
1.50%, 11/15/2017	2,107,000	2,111,783
1.70%, 6/7/2018 (b)	3,330,000	3,355,869
1.90%, 6/7/2019	8,195,000	8,311,112
2.20%, 3/15/2019	820,000	835,655
Anthem, Inc.:
1.88%, 1/15/2018	2,915,000	2,929,712
2.30%, 7/15/2018	3,253,000	3,294,445
7.00%, 2/15/2019	3,490,000	3,933,025
Humana, Inc.:
6.30%, 8/1/2018	1,800,000	1,959,379
7.20%, 6/15/2018	1,709,000	1,882,337

See accompanying notes to financial statements.

155

SPDR Barclays Short Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Laboratory Corp. of America Holdings:
2.20%, 8/23/2017	$3,177,000	$3,202,414
2.50%, 11/1/2018	1,625,000	1,647,438
UnitedHealth Group, Inc.:
1.40%, 10/15/2017	1,255,000	1,262,829
1.40%, 12/15/2017	2,228,000	2,242,724
1.45%, 7/17/2017	2,365,000	2,378,693
1.70%, 2/15/2019	9,900,000	10,013,213
1.90%, 7/16/2018	5,940,000	6,030,631
6.00%, 6/15/2017	2,435,000	2,550,682
6.00%, 2/15/2018	2,246,000	2,420,854

		60,362,795

HOLDING COMPANIES-DIVERS — 0.0% (a)
MUFG Americas Holdings Corp. 1.63%, 2/9/2018	1,600,000	1,601,996

HOME FURNISHINGS — 0.1%
Whirlpool Corp. 1.65%, 11/1/2017 (b)	2,365,000	2,376,152

HOUSEHOLD PRODUCTS — 0.3%
Colgate-Palmolive Co.:
Series MTN, 0.90%, 5/1/2018	315,000	316,193
Series MTN, 1.50%, 11/1/2018	5,000,000	5,075,876
Procter & Gamble Co.:
1.90%, 11/1/2019	50,000	51,297
4.70%, 2/15/2019	7,625,000	8,341,827

		13,785,193

HOUSEHOLD PRODUCTS & WARES — 0.3%
Clorox Co. 5.95%, 10/15/2017	1,950,000	2,069,585
Kimberly-Clark Corp.:
1.40%, 2/15/2019 (b)	2,151,000	2,175,715
6.13%, 8/1/2017	4,459,000	4,714,986
6.25%, 7/15/2018	3,607,000	3,984,999
7.50%, 11/1/2018	300,000	343,940

		13,289,225

HOUSEWARES — 0.1%
Newell Brands, Inc.:
2.15%, 10/15/2018	1,500,000	1,500,922
2.60%, 3/29/2019	4,120,000	4,221,736

		5,722,658

INSURANCE — 1.7%
Aflac, Inc. 2.65%, 2/15/2017	1,202,000	1,215,174
Allstate Corp 7.45%, 5/16/2019	1,000,000	1,165,090
American International Group, Inc.:
2.30%, 7/16/2019	1,380,000	1,401,588
Series MTN, 5.85%, 1/16/2018	3,982,000	4,251,817
Assurant, Inc. 2.50%, 3/15/2018	1,750,000	1,766,287
Berkshire Hathaway Finance Corp.:
1.30%, 5/15/2018	2,000,000	2,011,403
1.45%, 3/7/2018	4,550,000	4,590,044
1.70%, 3/15/2019	5,575,000	5,666,118
2.00%, 8/15/2018	411,000	418,373
5.40%, 5/15/2018	4,939,000	5,341,818
Berkshire Hathaway, Inc. 1.55%, 2/9/2018	3,311,000	3,344,599
Chubb Corp. 5.75%, 5/15/2018	1,675,000	1,813,642

Chubb INA Holdings, Inc. 5.80%, 3/15/2018	473,000	509,265
Hartford Financial Services Group, Inc.:
6.30%, 3/15/2018	1,678,000	1,802,985
Series MTN, 6.00%, 1/15/2019	100,000	109,840
MetLife, Inc.:
1.76%, 12/15/2017	2,517,000	2,533,897
1.90%, 12/15/2017	3,350,000	3,379,579
7.72%, 2/15/2019	1,050,000	1,212,644
Series A, 6.82%, 8/15/2018 (b)	6,164,000	6,864,934
PartnerRe Finance A LLC 6.88%, 6/1/2018	4,210,000	4,586,308
Principal Financial Group, Inc. 1.85%, 11/15/2017	512,000	514,827
Prudential Financial, Inc.:
Series D, 7.38%, 6/15/2019	25,000	28,990
Series MTN, 2.30%, 8/15/2018	1,825,000	1,865,318
Series MTN, 6.00%, 12/1/2017	776,000	826,548
StanCorp Financial Group, Inc. 6.90%, 6/1/2067 (b) (e)	1,500,000	1,117,500
Travelers Cos., Inc.: 5.80%, 5/15/2018	253,000	274,174
Series MTN, 5.75%, 12/15/2017	4,035,000	4,302,633
Voya Financial, Inc. 2.90%, 2/15/2018	2,378,000	2,433,383

		65,348,778

INTERNET — 0.7%
Alibaba Group Holding, Ltd. 1.63%, 11/28/2017 (b)	4,263,000	4,267,908
Amazon.com, Inc.:
1.20%, 11/29/2017	3,847,000	3,866,288
2.60%, 12/5/2019	1,192,000	1,244,344
Baidu, Inc.:
2.25%, 11/28/2017	1,200,000	1,210,950
2.75%, 6/9/2019	4,000,000	4,065,482
3.25%, 8/6/2018	3,481,000	3,574,108
eBay, Inc.:
1.35%, 7/15/2017	2,145,000	2,146,283
2.20%, 8/1/2019 (b)	3,750,000	3,804,045
2.50%, 3/9/2018	2,340,000	2,383,905
Expedia, Inc. 7.46%, 8/15/2018	2,510,000	2,782,445

		29,345,758

INVESTMENT COMPANY SECURITY — 0.0% (a)
Ares Capital Corp. 4.88%, 11/30/2018	10,000	10,317

IRON/STEEL — 0.1%
Nucor Corp.:
5.75%, 12/1/2017	1,581,000	1,669,271
5.85%, 6/1/2018	2,180,000	2,341,637

		4,010,908

IT SERVICES — 3.2%
Apple, Inc.:
1.00%, 5/3/2018	16,905,000	16,938,275
1.30%, 2/23/2018	1,000,000	1,006,975
1.70%, 2/22/2019	2,970,000	3,017,414
2.10%, 5/6/2019	9,660,000	9,925,831

See accompanying notes to financial statements.

156

SPDR Barclays Short Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48%, 6/1/2019 (d)	$9,530,000	$9,759,860
4.42%, 6/15/2021 (d)	5,000,000	5,139,970
EMC Corp. 1.88%, 6/1/2018	14,922,000	14,511,645
Hewlett Packard Enterprise Co.:
2.45%, 10/5/2017 (d)	6,950,000	7,025,845
2.85%, 10/5/2018 (d)	12,470,000	12,755,377
International Business Machines Corp.:
1.13%, 2/6/2018	4,400,000	4,417,631
1.25%, 2/8/2018	2,520,000	2,535,135
1.80%, 5/17/2019 (b)	6,650,000	6,768,977
1.88%, 5/15/2019	5,000,000	5,099,943
1.95%, 2/12/2019 (b)	717,000	734,244
5.70%, 9/14/2017	10,475,000	11,089,114
7.63%, 10/15/2018	6,056,000	6,915,155
Lexmark International, Inc. 6.65%, 6/1/2018 (b)	4,000,000	4,193,405
NetApp, Inc. 2.00%, 12/15/2017	2,994,000	3,002,910
Seagate HDD Cayman 3.75%, 11/15/2018	3,205,000	3,205,000

		128,042,706

LEISURE TIME — 0.1%
Carnival Corp. 1.88%, 12/15/2017	2,840,000	2,863,804

LODGING — 0.2%
Marriott International, Inc.:
3.00%, 3/1/2019	4,700,000	4,815,373
6.38%, 6/15/2017	1,000,000	1,047,131
Starwood Hotels & Resorts Worldwide, Inc. 6.75%, 5/15/2018	2,443,000	2,650,799
Wyndham Worldwide Corp.:
2.50%, 3/1/2018	707,000	710,370
2.95%, 3/1/2017	580,000	584,856

		9,808,529

MACHINERY, CONSTRUCTION & MINING — 0.9%
Caterpillar Financial Services Corp.:
Series G, 1.25%, 11/6/2017 (b)	2,820,000	2,835,384
Series G, 2.45%, 9/6/2018	1,300,000	1,336,515
Series GMTN, 1.50%, 2/23/2018	2,635,000	2,658,940
Series GMTN, 1.70%, 6/16/2018	2,716,000	2,747,920
Series MTN, 1.25%, 8/18/2017	2,008,000	2,016,070
Series MTN, 1.30%, 3/1/2018	1,010,000	1,015,131
Series MTN, 1.35%, 5/18/2019	4,150,000	4,170,478
Series MTN, 1.80%, 11/13/2018 (b)	2,700,000	2,740,103
Series MTN, 2.00%, 3/5/2020 (b)	875,000	891,065
Series MTN, 5.45%, 4/15/2018	3,727,000	4,008,386
Series MTN, 5.85%, 9/1/2017	1,808,000	1,909,608
Series MTN, 7.05%, 10/1/2018	1,168,000	1,313,862
Series MTN, 7.15%, 2/15/2019	3,805,000	4,360,432
Caterpillar, Inc. 7.90%, 12/15/2018	1,811,000	2,094,546

		34,098,440

MACHINERY-DIVERSIFIED — 0.8%
John Deere Capital Corp.:
1.20%, 10/10/2017	2,914,000	2,925,355
1.30%, 3/12/2018	2,250,000	2,262,395
Series MTN, 1.35%, 1/16/2018	2,598,000	2,615,390
Series MTN, 1.55%, 12/15/2017	2,414,000	2,439,383
Series MTN, 1.60%, 7/13/2018	3,529,000	3,568,533
Series MTN, 1.75%, 8/10/2018 (b)	6,375,000	6,462,208
Series MTN, 1.95%, 12/13/2018	16,000	16,304
Series MTN, 1.95%, 1/8/2019 (b)	3,565,000	3,635,160
Series MTN, 1.95%, 3/4/2019	1,000,000	1,019,542
Series MTN, 2.80%, 9/18/2017	1,889,000	1,930,099
Series MTN, 5.35%, 4/3/2018	8,000	8,591
Series MTN, 5.50%, 4/13/2017	1,276,000	1,320,953
Series MTN, 5.75%, 9/10/2018	14,000	15,383
Rockwell Automation, Inc. 5.65%, 12/1/2017	1,000,000	1,062,725
Roper Technologies, Inc.:
1.85%, 11/15/2017	1,946,000	1,958,069
2.05%, 10/1/2018	1,937,000	1,962,114

		33,202,204

MEDIA — 2.1%
21st Century Fox America, Inc.:
6.90%, 3/1/2019	3,225,000	3,659,838
7.25%, 5/18/2018	175,000	193,269
CBS Corp.:
1.95%, 7/1/2017	2,000,000	2,011,050
2.30%, 8/15/2019	25,000	25,401
Comcast Corp.:
5.70%, 5/15/2018	3,615,000	3,929,900
5.88%, 2/15/2018	3,000,000	3,230,072
6.30%, 11/15/2017	4,916,000	5,274,230
Grupo Televisa SAB 6.00%, 5/15/2018	350,000	376,180
Historic TW, Inc. 6.88%, 6/15/2018	3,005,000	3,315,605
RELX Capital, Inc. 8.63%, 1/15/2019	2,475,000	2,865,193
Thomson Reuters Corp.:
1.30%, 2/23/2017 (b)	1,398,000	1,398,239
1.65%, 9/29/2017	2,656,000	2,666,060
6.50%, 7/15/2018	4,880,000	5,337,949
Time Warner Cable, Inc.:
6.75%, 7/1/2018	6,800,000	7,452,439
8.25%, 4/1/2019	9,400,000	10,907,578
8.75%, 2/14/2019	5,270,000	6,150,336
Time Warner Cos., Inc. 7.25%, 10/15/2017	2,376,000	2,554,716
Viacom, Inc.:
2.50%, 9/1/2018	1,132,000	1,146,536
6.13%, 10/5/2017	4,020,000	4,246,518
Walt Disney Co.:
1.65%, 1/8/2019	2,725,000	2,769,289
Series B, 5.88%, 12/15/2017	1,500,000	1,608,988
Series C, 6.00%, 7/17/2017	1,666,000	1,756,968
Series GMTN, 1.50%, 9/17/2018	1,926,000	1,950,738

See accompanying notes to financial statements.

157

SPDR Barclays Short Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Series GMTN, 1.85%, 5/30/2019	$3,500,000	$3,570,487
Series MTN, 1.10%, 12/1/2017	3,540,000	3,556,338

		81,953,917

METAL FABRICATE & HARDWARE — 0.0% (a)
Precision Castparts Corp. 1.25%, 1/15/2018	1,539,000	1,545,525

MINING — 0.4%
BHP Billiton Finance USA, Ltd.:
2.05%, 9/30/2018	3,520,000	3,571,060
3.25%, 11/21/2021 (b)	5,000,000	5,287,546
6.50%, 4/1/2019	1,000,000	1,134,031
Freeport-McMoRan, Inc. 2.38%, 3/15/2018 (d)	50,000	49,000
Goldcorp, Inc. 2.13%, 3/15/2018	2,256,000	2,249,711
Rio Tinto Finance USA, Ltd. 9.00%, 5/1/2019	3,845,000	4,629,336

		16,920,684

MISCELLANEOUS MANUFACTURER — 1.2%
3M Co.:
Series MTN, 1.38%, 8/7/2018	2,045,000	2,065,512
Series MTN, 1.63%, 6/15/2019	3,000,000	3,054,013
Crane Co. 2.75%, 12/15/2018	2,320,000	2,356,357
Dover Corp. 5.45%, 3/15/2018 (b)	1,000,000	1,069,023
Eaton Corp.:
1.50%, 11/2/2017	4,730,000	4,747,995
5.60%, 5/15/2018	2,100,000	2,263,941
Eaton Electric Holdings LLC 6.10%, 7/1/2017	420,000	440,216
General Electric Co.:
5.25%, 12/6/2017	13,672,000	14,517,040
Series GMTN, 1.60%, 11/20/2017	1,402,000	1,418,560
Ingersoll-Rand Global Holding Co., Ltd.:
2.88%, 1/15/2019	3,500,000	3,614,548
6.88%, 8/15/2018	100,000	111,024
Parker-Hannifin Corp. 5.50%, 5/15/2018	1,200,000	1,297,753
Pentair Finance SA:
1.88%, 9/15/2017	1,917,000	1,914,327
2.90%, 9/15/2018	2,000,000	2,017,376
Textron, Inc. 5.60%, 12/1/2017	1,245,000	1,308,318
Tyco Electronics Group SA:
2.38%, 12/17/2018	1,801,000	1,819,054
6.55%, 10/1/2017	2,092,000	2,225,205

		46,240,262

OFFICE & BUSINESS EQUIPMENT — 0.3%
Pitney Bowes, Inc.:
4.75%, 5/15/2018	400,000	419,037
6.25%, 3/15/2019	4,500,000	4,944,172
Series MTN, 5.75%, 9/15/2017	1,504,000	1,562,694
Xerox Corp. 6.35%, 5/15/2018	5,510,000	5,813,050

		12,738,953

OIL & GAS — 6.3%
Anadarko Petroleum Corp. 6.38%, 9/15/2017	9,370,000	9,881,917

Apache Corp. 6.90%, 9/15/2018	4,119,000	4,510,305
BP Capital Markets PLC:
1.38%, 11/6/2017	4,032,000	4,044,523
1.38%, 5/10/2018	4,864,000	4,869,612
1.67%, 2/13/2018	4,360,000	4,393,552
1.68%, 5/3/2019	2,305,000	2,320,375
1.85%, 5/5/2017	3,201,000	3,219,102
2.24%, 5/10/2019 (b)	3,100,000	3,167,591
2.24%, 9/26/2018	4,656,000	4,747,891
4.75%, 3/10/2019	250,000	271,315
British Transco Finance, Inc. 6.63%, 6/1/2018	1,600,000	1,748,214
Canadian Natural Resources, Ltd.:
1.75%, 1/15/2018	2,926,000	2,882,110
5.70%, 5/15/2017 (b)	1,961,000	2,017,381
5.90%, 2/1/2018	1,650,000	1,732,500
Chevron Corp.:
1.10%, 12/5/2017	3,842,000	3,847,748
1.34%, 11/9/2017	4,625,000	4,649,988
1.35%, 11/15/2017	5,347,000	5,383,625
1.37%, 3/2/2018	4,251,000	4,266,634
1.56%, 5/16/2019	6,650,000	6,688,438
1.72%, 6/24/2018	7,611,000	7,685,941
1.79%, 11/16/2018 (b)	5,927,000	5,998,612
4.95%, 3/3/2019	6,783,000	7,420,687
ConocoPhillips:
5.20%, 5/15/2018	3,203,000	3,411,000
6.65%, 7/15/2018	50,000	55,001
ConocoPhillips Co.:
1.05%, 12/15/2017	4,650,000	4,613,891
1.50%, 5/15/2018	3,856,000	3,856,568
5.75%, 2/1/2019	10,000,000	10,996,478
Devon Energy Corp.:
2.25%, 12/15/2018	3,350,000	3,316,500
6.30%, 1/15/2019 (b)	440,000	475,200
EOG Resources, Inc.:
5.63%, 6/1/2019	1,250,000	1,381,290
5.88%, 9/15/2017	1,360,000	1,430,086
EQT Corp. 6.50%, 4/1/2018	3,861,000	4,022,828
Exxon Mobil Corp.:
1.31%, 3/6/2018	5,522,000	5,555,351
1.44%, 3/1/2018	4,620,000	4,657,888
1.71%, 3/1/2019	11,900,000	12,075,355
1.82%, 3/15/2019	4,351,000	4,419,725
Hess Corp.:
1.30%, 6/15/2017	3,100,000	3,071,201
8.13%, 2/15/2019	5,080,000	5,638,800
Husky Energy, Inc. 6.20%, 9/15/2017	1,500,000	1,563,762
Marathon Oil Corp.:
5.90%, 3/15/2018	5,750,000	5,922,500
6.00%, 10/1/2017	3,061,000	3,175,788
Marathon Petroleum Corp. 2.70%, 12/14/2018	3,154,000	3,226,252
Nabors Industries, Inc. 6.15%, 2/15/2018	4,293,000	4,421,790
Occidental Petroleum Corp. 1.50%, 2/15/2018	1,647,000	1,648,454
Petro-Canada 6.05%, 5/15/2018	4,212,000	4,528,531

See accompanying notes to financial statements.

158

SPDR Barclays Short Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Pioneer Natural Resources Co.:
5.88%, 7/15/2016	$2,000,000	$2,002,718
6.88%, 5/1/2018	3,750,000	4,060,222
Shell International Finance B.V.:
1.13%, 8/21/2017	2,529,000	2,535,665
1.25%, 11/10/2017	4,525,000	4,543,771
1.38%, 5/10/2019	7,750,000	7,767,275
1.63%, 11/10/2018	5,070,000	5,111,459
1.90%, 8/10/2018 (b)	4,300,000	4,365,009
2.00%, 11/15/2018	5,128,000	5,214,969
Suncor Energy, Inc. 6.10%, 6/1/2018	4,436,000	4,781,320
Total Capital Canada, Ltd. 1.45%, 1/15/2018	1,490,000	1,497,440
Total Capital International SA:
1.00%, 1/10/2017	1,958,000	1,959,059
2.13%, 1/10/2019	6,100,000	6,228,401
Total Capital SA 2.13%, 8/10/2018	4,022,000	4,097,370
Valero Energy Corp. 6.13%, 6/15/2017 (b)	4,082,000	4,240,865
XTO Energy, Inc. 6.25%, 8/1/2017	1,540,000	1,631,347

		249,249,190

OIL & GAS SERVICES — 0.3%
Baker Hughes, Inc. 7.50%, 11/15/2018	2,745,000	3,121,017
Cameron International Corp. 1.40%, 6/15/2017	2,000,000	1,999,207
FMC Technologies, Inc. 2.00%, 10/1/2017	3,000,000	2,956,140
Halliburton Co. 5.90%, 9/15/2018	200,000	217,912
National Oilwell Varco, Inc. 1.35%, 12/1/2017	1,574,000	1,558,260

		9,852,536

PHARMACEUTICALS — 5.4%
Abbott Laboratories 5.13%, 4/1/2019	4,290,000	4,684,818
AbbVie, Inc.:
1.75%, 11/6/2017	16,110,000	16,208,197
1.80%, 5/14/2018	11,258,000	11,325,835
2.00%, 11/6/2018	2,064,000	2,080,942
2.50%, 5/14/2020	3,000,000	3,058,282
Actavis Funding SCS:
1.30%, 6/15/2017	3,100,000	3,094,376
2.35%, 3/12/2018	11,173,000	11,299,168
Actavis, Inc. 1.88%, 10/1/2017	4,992,000	5,015,565
Allergan, Inc. 1.35%, 3/15/2018	1,000,000	992,939
AstraZeneca PLC:
1.75%, 11/16/2018	4,335,000	4,383,334
5.90%, 9/15/2017	4,700,000	4,972,762
Baxalta, Inc. 2.00%, 6/22/2018	1,500,000	1,495,907
Bristol-Myers Squibb Co.:
0.88%, 8/1/2017	3,811,000	3,816,467
1.75%, 3/1/2019	3,000,000	3,053,065
Cardinal Health, Inc.:
1.70%, 3/15/2018	1,396,000	1,404,396
1.95%, 6/15/2018	1,050,000	1,060,252

Eli Lilly & Co. 1.25%, 3/1/2018	2,805,000	2,815,546
Express Scripts Holding Co.:
1.25%, 6/2/2017 (b)	1,965,000	1,964,248
2.25%, 6/15/2019	4,700,000	4,763,967
GlaxoSmithKline Capital, Inc. 5.65%, 5/15/2018	10,192,000	11,044,549
Johnson & Johnson:
1.13%, 11/21/2017	2,852,000	2,867,862
1.13%, 3/1/2019	4,675,000	4,689,692
1.65%, 12/5/2018	1,069,000	1,088,423
1.88%, 12/5/2019	150,000	153,771
5.15%, 7/15/2018	2,175,000	2,359,401
5.55%, 8/15/2017	4,942,000	5,209,894
McKesson Corp.:
1.29%, 3/10/2017	3,094,000	3,099,857
1.40%, 3/15/2018	2,600,000	2,603,407
2.28%, 3/15/2019	4,355,000	4,432,921
Medco Health Solutions, Inc. 7.13%, 3/15/2018	4,869,000	5,311,732
Merck & Co., Inc.:
1.10%, 1/31/2018 (b)	3,828,000	3,845,291
1.30%, 5/18/2018	2,893,000	2,916,054
Mylan NV:
2.50%, 6/7/2019 (d)	3,675,000	3,726,534
3.00%, 12/15/2018 (d)	2,900,000	2,967,614
Mylan, Inc.:
2.55%, 3/28/2019	4,000,000	4,038,563
2.60%, 6/24/2018	640,000	648,146
Novartis Securities Investment, Ltd. 5.13%, 2/10/2019	14,175,000	15,628,182
Perrigo Co. PLC:
1.30%, 11/8/2016	2,330,000	2,327,546
2.30%, 11/8/2018	2,410,000	2,415,922
Pfizer, Inc.:
1.20%, 6/1/2018	3,900,000	3,921,308
1.45%, 6/3/2019 (b)	5,500,000	5,546,451
1.50%, 6/15/2018	4,807,000	4,844,864
2.10%, 5/15/2019	5,105,000	5,223,355
6.20%, 3/15/2019	16,065,000	18,134,581
Sanofi 1.25%, 4/10/2018	4,705,000	4,718,038
Zoetis, Inc. 1.88%, 2/1/2018	3,807,000	3,805,989

		215,060,013

PIPELINES — 2.1%
Buckeye Partners L.P.:
2.65%, 11/15/2018	3,065,000	3,095,650
6.05%, 1/15/2018 (b)	181,000	190,502
Columbia Pipeline Group, Inc. 2.45%, 6/1/2018	3,358,000	3,361,612
Enbridge Energy Partners L.P. Series B, 6.50%, 4/15/2018	1,700,000	1,802,000
Energy Transfer Partners L.P.:
2.50%, 6/15/2018	5,522,000	5,466,780
6.70%, 7/1/2018	2,456,000	2,609,500
EnLink Midstream Partners L.P. 2.70%, 4/1/2019	3,575,000	3,449,875
Enterprise Products Operating LLC:
1.65%, 5/7/2018	5,964,000	5,975,696
6.65%, 4/15/2018	2,100,000	2,284,594

See accompanying notes to financial statements.

159

SPDR Barclays Short Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Series B, 7.03%, 1/15/2068 (e)	$1,200,000	$1,254,000
Series L, 6.30%, 9/15/2017	2,466,000	2,604,020
Kinder Morgan Energy Partners L.P.:
2.65%, 2/1/2019	6,100,000	6,091,585
5.95%, 2/15/2018	1,749,000	1,843,090
6.00%, 2/1/2017	2,328,000	2,382,096
Kinder Morgan, Inc.:
2.00%, 12/1/2017	4,433,000	4,402,805
7.25%, 6/1/2018 (b)	680,000	732,700
Northwest Pipeline LLC 6.05%, 6/15/2018	533,000	560,982
ONEOK Partners L.P. 2.00%, 10/1/2017	5,160,000	5,113,197
Panhandle Eastern Pipe Line Co. L.P.:
6.20%, 11/1/2017	1,950,000	2,002,687
7.00%, 6/15/2018	2,725,000	2,904,139
Plains All American Pipeline L.P. / PAA Finance Corp. 6.50%, 5/1/2018	2,909,000	3,078,894
Questar Pipeline Co. 5.83%, 2/1/2018	250,000	266,708
Spectra Energy Capital LLC 6.20%, 4/15/2018	3,106,000	3,269,809
Tennessee Gas Pipeline Co. LLC 7.50%, 4/1/2017	1,855,000	1,931,723
TransCanada PipeLines, Ltd.:
1.63%, 11/9/2017	4,261,000	4,268,567
1.88%, 1/12/2018	374,000	375,031
3.13%, 1/15/2019	4,025,000	4,151,169
6.50%, 8/15/2018	3,511,000	3,845,919
Transcontinental Gas Pipe Line Co. LLC 6.05%, 6/15/2018	210,000	221,025
Western Gas Partners L.P. 2.60%, 8/15/2018	2,595,000	2,556,075

		82,092,430

REAL ESTATE INVESTMENT TRUSTS — 1.7%
American Tower Corp.:
3.40%, 2/15/2019	1,717,000	1,786,801
4.50%, 1/15/2018	4,652,000	4,860,468
Boston Properties L.P. 3.70%, 11/15/2018	2,300,000	2,405,994
Brandywine Operating Partnership L.P.:
4.95%, 4/15/2018	2,651,000	2,777,273
5.70%, 5/1/2017	1,603,000	1,655,724
Duke Realty L.P. 6.50%, 1/15/2018	1,073,000	1,149,335
Equity Commonwealth:
6.25%, 6/15/2017	2,230,000	2,273,844
6.65%, 1/15/2018	1,100,000	1,148,346
ERP Operating L.P. 5.75%, 6/15/2017	1,282,000	1,335,488
HCP, Inc.:
3.75%, 2/1/2019 (b)	2,000,000	2,086,167
5.63%, 5/1/2017 (b)	1,723,000	1,779,794
Series MTN, 6.70%, 1/30/2018	4,395,000	4,736,785
Hospitality Properties Trust 5.63%, 3/15/2017	4,000,000	4,099,592

Kilroy Realty L.P. 4.80%, 7/15/2018	1,305,000	1,368,356
Kimco Realty Corp.:
4.30%, 2/1/2018	2,100,000	2,173,346
5.70%, 5/1/2017	1,550,000	1,605,690
Liberty Property L.P. 6.63%, 10/1/2017	2,050,000	2,174,496
Mack-Cali Realty L.P. 2.50%, 12/15/2017	2,150,000	2,153,422
Realty Income Corp.:
2.00%, 1/31/2018	2,450,000	2,468,371
6.75%, 8/15/2019	25,000	28,613
Regency Centers L.P. 5.88%, 6/15/2017	2,962,000	3,080,372
Select Income REIT 2.85%, 2/1/2018	3,500,000	3,526,071
Simon Property Group L.P.:
2.15%, 9/15/2017	2,819,000	2,848,630
2.20%, 2/1/2019	1,601,000	1,633,825
10.35%, 4/1/2019	1,150,000	1,401,830
UDR, Inc. Series MTN, 4.25%, 6/1/2018	95,000	99,655
Ventas Realty L.P. / Ventas Capital Corp. 2.00%, 2/15/2018	2,300,000	2,310,722
Welltower, Inc.:
2.25%, 3/15/2018	3,600,000	3,633,608
4.70%, 9/15/2017	2,650,000	2,743,058
Weyerhaeuser Co. 6.95%, 8/1/2017	2,000,000	2,107,931

		67,453,607

RETAIL — 2.4%
AutoNation, Inc. 6.75%, 4/15/2018	3,600,000	3,856,573
AutoZone, Inc. 1.63%, 4/21/2019	3,765,000	3,782,492
Best Buy Co., Inc. 5.00%, 8/1/2018	2,806,000	2,943,911
Brinker International, Inc. 2.60%, 5/15/2018	2,000,000	2,018,544
Costco Wholesale Corp.:
1.13%, 12/15/2017	1,980,000	1,991,540
1.70%, 12/15/2019	3,400,000	3,468,379
CVS Health Corp.:
1.90%, 7/20/2018	10,252,000	10,392,521
2.25%, 12/5/2018	5,017,000	5,130,018
Dollar General Corp.:
1.88%, 4/15/2018	400,000	403,755
4.13%, 7/15/2017	2,637,000	2,712,456
Home Depot, Inc. 2.25%, 9/10/2018	4,500,000	4,627,372
Lowe’s Cos., Inc.:
1.15%, 4/15/2019 (b)	1,900,000	1,904,934
6.10%, 9/15/2017	1,020,000	1,084,182
Macy’s Retail Holdings, Inc. 7.45%, 7/15/2017	3,380,000	3,579,560
McDonald’s Corp.:
Series GMTN, 5.80%, 10/15/2017	2,949,000	3,128,133
Series MTN, 2.10%, 12/7/2018	5,031,000	5,132,951
Series MTN, 5.35%, 3/1/2018	2,744,000	2,932,167

See accompanying notes to financial statements.

160

SPDR Barclays Short Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Nordstrom, Inc. 6.25%, 1/15/2018	$3,529,000	$3,775,101
Staples, Inc. 2.75%, 1/12/2018 (b)	2,065,000	2,085,804
Starbucks Corp. 2.00%, 12/5/2018	77,000	78,885
Target Corp. 6.00%, 1/15/2018	4,755,000	5,117,779
Wal-Mart Stores, Inc.:
1.13%, 4/11/2018	4,750,000	4,773,681
4.13%, 2/1/2019	4,825,000	5,207,887
5.80%, 2/15/2018	4,860,000	5,245,746
Walgreens Boots Alliance, Inc.:
1.75%, 11/17/2017	3,746,000	3,774,477
1.75%, 5/30/2018	4,765,000	4,799,818

		93,948,666

SEMICONDUCTORS — 0.6%
Altera Corp. 2.50%, 11/15/2018	1,025,000	1,059,928
Intel Corp.:
1.35%, 12/15/2017	11,805,000	11,903,610
2.45%, 7/29/2020	1,125,000	1,167,798
KLA-Tencor Corp. 2.38%, 11/1/2017	2,245,000	2,266,600
Maxim Integrated Products, Inc. 2.50%, 11/15/2018	1,006,000	1,016,611
QUALCOMM, Inc. 1.40%, 5/18/2018	3,372,000	3,398,839
Texas Instruments, Inc. 1.00%, 5/1/2018	1,250,000	1,249,052

		22,062,438

SOFTWARE — 1.6%
Autodesk, Inc. 1.95%, 12/15/2017	2,600,000	2,605,878
CA, Inc. 2.88%, 8/15/2018	2,000,000	2,030,241
Dun & Bradstreet Corp. 3.25%, 12/1/2017	2,300,000	2,341,823
Fidelity National Information Services, Inc.:
1.45%, 6/5/2017	3,135,000	3,129,477
2.85%, 10/15/2018	4,070,000	4,175,345
Intuit, Inc. 5.75%, 3/15/2017	2,770,000	2,860,177
Microsoft Corp.:
0.88%, 11/15/2017	2,000,000	2,006,362
1.00%, 5/1/2018	1,000,000	1,001,781
1.30%, 11/3/2018	5,870,000	5,921,246
1.63%, 12/6/2018	4,800,000	4,877,456
3.00%, 10/1/2020	625,000	665,715
4.20%, 6/1/2019	2,750,000	2,991,934
Oracle Corp.:
1.20%, 10/15/2017	10,391,000	10,451,946
2.38%, 1/15/2019	166,000	171,052
5.00%, 7/8/2019	4,900,000	5,434,309
5.75%, 4/15/2018	10,175,000	11,021,697

		61,686,439

TELECOMMUNICATIONS — 3.8%
America Movil SAB de CV 5.63%, 11/15/2017	1,524,000	1,609,215
AT&T, Inc.:
1.40%, 12/1/2017	7,541,000	7,552,404
1.60%, 2/15/2017	1,244,000	1,247,396
1.75%, 1/15/2018 (b)	3,630,000	3,652,492
2.30%, 3/11/2019	6,109,000	6,241,571

2.38%, 11/27/2018	8,900,000	9,099,889
5.50%, 2/1/2018	9,442,000	10,051,872
5.60%, 5/15/2018	1,300,000	1,400,733
5.80%, 2/15/2019	9,856,000	10,918,656
5.88%, 10/1/2019	5,000	5,656
British Telecommunications PLC:
2.35%, 2/14/2019	1,170,000	1,193,771
5.95%, 1/15/2018	5,450,000	5,831,229
CC Holdings GS V LLC / Crown Castle GS III Corp. 2.38%, 12/15/2017	244,000	247,112
Cisco Systems, Inc.:
1.40%, 2/28/2018	3,331,000	3,360,450
1.60%, 2/28/2019	8,800,000	8,925,322
1.65%, 6/15/2018	4,950,000	5,018,735
2.13%, 3/1/2019	500,000	513,626
4.95%, 2/15/2019	11,028,000	12,108,737
Deutsche Telekom International Finance B.V.:
6.00%, 7/8/2019	1,000,000	1,129,027
6.75%, 8/20/2018	4,100,000	4,569,922
GTE Corp. 6.84%, 4/15/2018	1,043,000	1,119,914
Juniper Networks, Inc. 3.13%, 2/26/2019	1,450,000	1,486,045
Nippon Telegraph & Telephone Corp. 1.40%, 7/18/2017	1,952,000	1,956,621
Qwest Corp. 6.50%, 6/1/2017	2,520,000	2,611,350
Rogers Communications, Inc. 6.80%, 8/15/2018	5,740,000	6,335,859
Telefonica Emisiones SAU:
3.19%, 4/27/2018	5,500,000	5,652,375
6.22%, 7/3/2017	2,523,000	2,644,245
Verizon Communications, Inc.:
1.10%, 11/1/2017	1,322,000	1,323,888
3.65%, 9/14/2018	12,265,000	12,893,738
5.50%, 2/15/2018	2,577,000	2,752,656
6.10%, 4/15/2018	2,780,000	3,018,150
Vodafone Group PLC:
1.25%, 9/26/2017	3,825,000	3,823,031
1.50%, 2/19/2018	5,487,000	5,485,938
1.63%, 3/20/2017 (b)	2,140,000	2,146,142
4.63%, 7/15/2018	9,000	9,508
5.45%, 6/10/2019	625,000	689,025

		148,626,300

TOBACCO — 0.1%
Reynolds American, Inc.:
2.30%, 8/21/2017	474,000	479,922
3.50%, 8/4/2016	2,705,000	2,710,594

		3,190,516

TOYS/GAMES/HOBBIES — 0.0% (a)
Mattel, Inc. 1.70%, 3/15/2018	500,000	501,323

TRANSPORTATION — 0.8%
Burlington Northern Santa Fe LLC:
5.65%, 5/1/2017	3,235,000	3,360,114
5.75%, 3/15/2018	1,292,000	1,393,401
Canadian National Railway Co.:
5.55%, 5/15/2018	1,100,000	1,189,554
5.85%, 11/15/2017	1,415,000	1,507,439

See accompanying notes to financial statements.

161

SPDR Barclays Short Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

CSX Corp.:
5.60%, 5/1/2017	$2,714,000	$2,816,057
6.25%, 3/15/2018	2,505,000	2,710,242
FedEx Corp. 8.00%, 1/15/2019	1,025,000	1,189,373
Norfolk Southern Corp. 5.75%, 4/1/2018	3,056,000	3,290,935
Ryder System, Inc.:
Series MTN, 2.45%, 11/15/2018	1,000,000	1,012,895
Series MTN, 2.50%, 3/1/2018	1,301,000	1,318,785
Series MTN, 2.55%, 6/1/2019	2,500,000	2,535,262
Series MTN, 3.50%, 6/1/2017	520,000	529,947
Union Pacific Corp.:
5.70%, 8/15/2018	150,000	164,460
5.75%, 11/15/2017	1,142,000	1,218,302
United Parcel Service, Inc.:
1.13%, 10/1/2017	1,000,000	1,005,381
5.13%, 4/1/2019	4,200,000	4,649,956
5.50%, 1/15/2018	3,397,000	3,634,088

		33,526,191

TRUCKING & LEASING — 0.1%
GATX Corp.:
1.25%, 3/4/2017	3,165,000	3,160,696
2.60%, 3/30/2020 (b)	625,000	620,240

		3,780,936

WATER — 0.0% (a)
American Water Capital Corp. 6.09%, 10/15/2017	104,000	110,004

TOTAL CORPORATE BONDS & NOTES (Cost $3,816,605,600)		3,838,025,777

U.S. TREASURY OBLIGATIONS — 2.0%
Treasury Notes 0.88%, 5/15/2019 (Cost $80,107,430)	80,000,000	80,385,602

SHORT-TERM INVESTMENTS — 3.8%
State Street Navigator Securities Lending Prime Portfolio (f) (g)	44,939,175	$44,939,175
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.25% (g) (h)	105,809,360	105,809,360

TOTAL SHORT-TERM INVESTMENTS (Cost $150,748,535)		150,748,535

TOTAL INVESTMENTS — 102.6% (Cost $4,047,461,565)		4,069,159,914
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.6)%		(103,762,342)

NET ASSETS — 100.0%		$3,965,397,572

(a)	Amount shown represents less than 0.05% of net assets.
(b)	All or a portion of the shares of the security are on loan at June 30, 2016.
(c)	Step-up bond — Coupon rate increases in increments to maturity. Rate shown as of June 30, 2016. Maturity date shown is the final maturity.
(d)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 1.9% of net assets as of June 30, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)	Variable Rate Security — Interest rate shown is rate in effect at June 30, 2016.
(f)	Investment of cash collateral for securities loaned.
(g)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(h)	The rate shown represents the rate at June 30, 2016.

GMTN = Global Medium Term Note

MTN = Medium Term Note

REIT = Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes
Advertising	$—	$306,058	$—	$306,058
Aerospace & Defense	—	35,606,625	—	35,606,625
Agriculture	—	37,149,349	—	37,149,349
Apparel	—	1,472,554	—	1,472,554
Auto Manufacturers	—	164,192,913	—	164,192,913
Auto Parts & Equipment	—	1,640,171	—	1,640,171
Banks	—	1,304,845,988	—	1,304,845,988
Beverages	—	121,539,004	—	121,539,004
Biotechnology	—	26,911,935	—	26,911,935

See accompanying notes to financial statements.

162

SPDR Barclays Short Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Chemicals	$—	$47,103,079	$—	$47,103,079
Commercial Services	—	20,157,557	—	20,157,557
Construction Materials	—	1,398,139	—	1,398,139
Distribution & Wholesale	—	1,444,083	—	1,444,083
Diversified Financial Services	—	160,648,484	—	160,648,484
Electric	—	177,904,843	—	177,904,843
Electrical Components & Equipment	—	3,431,349	—	3,431,349
Electronics	—	30,097,192	—	30,097,192
Engineering & Construction	—	2,319,797	—	2,319,797
Environmental Control	—	4,599,053	—	4,599,053
Food	—	70,422,716	—	70,422,716
Forest Products & Paper	—	4,467	—	4,467
Gas	—	13,503,619	—	13,503,619
Hand & Machine Tools	—	3,095,046	—	3,095,046
Health Care Products	—	53,822,363	—	53,822,363
Health Care Services	—	60,362,795	—	60,362,795
Holding Companies-Divers	—	1,601,996	—	1,601,996
Home Furnishings	—	2,376,152	—	2,376,152
Household Products	—	13,785,193	—	13,785,193
Household Products & Wares	—	13,289,225	—	13,289,225
Housewares	—	5,722,658	—	5,722,658
Insurance.	—	65,348,778	—	65,348,778
Internet	—	29,345,758	—	29,345,758
Investment Company Security	—	10,317	—	10,317
Iron/Steel	—	4,010,908	—	4,010,908
IT Services	—	128,042,706	—	128,042,706
Leisure Time	—	2,863,804	—	2,863,804
Lodging	—	9,808,529	—	9,808,529
Machinery, Construction & Mining	—	34,098,440	—	34,098,440
Machinery-Diversified	—	33,202,204	—	33,202,204
Media	—	81,953,917	—	81,953,917
Metal Fabricate & Hardware	—	1,545,525	—	1,545,525
Mining	—	16,920,684	—	16,920,684
Miscellaneous Manufacturer	—	46,240,262	—	46,240,262
Office & Business Equipment	—	12,738,953	—	12,738,953
Oil & Gas	—	249,249,190	—	249,249,190
Oil & Gas Services.	—	9,852,536	—	9,852,536
Pharmaceuticals	—	215,060,013	—	215,060,013
Pipelines	—	82,092,430	—	82,092,430
Real Estate Investment Trusts	—	67,453,607	—	67,453,607
Retail	—	93,948,666	—	93,948,666
Semiconductors	—	22,062,438	—	22,062,438
Software	—	61,686,439	—	61,686,439
Telecommunications.	—	148,626,300	—	148,626,300
Tobacco	—	3,190,516	—	3,190,516
Toys/Games/Hobbies	—	501,323	—	501,323
Transportation	—	33,526,191	—	33,526,191
Trucking & Leasing	—	3,780,936	—	3,780,936
Water	—	110,004	—	110,004
U.S. Treasury Obligations	—	80,385,602	—	80,385,602
Short-Term Investments	150,748,535	—	—	150,748,535

TOTAL INVESTMENTS	$150,748,535	$3,918,411,379	$—	$4,069,159,914

See accompanying notes to financial statements.

163

SPDR Barclays Short Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	31,983,301	$31,983,301	244,302,500	276,285,801	—	$—	$—	$—
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	1,077,782,622	971,973,262	105,809,360	105,809,360	29,368	—
State Street Navigator Securities Lending Prime Portfolio	36,038,010	36,038,010	265,055,363	256,154,198	44,939,175	44,939,175	94,283	—

See accompanying notes to financial statements.

164

SPDR Barclays Intermediate Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Principal Amount	Value

CORPORATE BONDS & NOTES — 99.1%
ADVERTISING — 0.3%
Interpublic Group of Cos., Inc.:
2.25%, 11/15/2017	$150,000	$150,520
3.75%, 2/15/2023	300,000	311,690
4.00%, 3/15/2022	100,000	106,203
4.20%, 4/15/2024	418,000	446,769
Omnicom Group, Inc.:
3.60%, 4/15/2026	750,000	788,078
3.63%, 5/1/2022	534,000	565,962
3.65%, 11/1/2024	300,000	316,900
4.45%, 8/15/2020	300,000	329,376
WPP Finance 2010:
3.63%, 9/7/2022	159,000	167,645
3.75%, 9/19/2024	117,500	123,484
4.75%, 11/21/2021	425,000	470,323

		3,776,950

AEROSPACE & DEFENSE — 1.1%
Boeing Capital Corp.:
2.90%, 8/15/2018	50,000	51,921
4.70%, 10/27/2019	50,000	55,638
Boeing Co:
1.88%, 6/15/2023	250,000	249,477
2.25%, 6/15/2026	200,000	201,142
Boeing Co.:
0.95%, 5/15/2018	100,000	100,015
1.65%, 10/30/2020	504,000	507,826
2.20%, 10/30/2022	200,000	203,885
2.35%, 10/30/2021	150,000	155,453
2.50%, 3/1/2025	100,000	103,350
2.60%, 10/30/2025	250,000	260,195
4.88%, 2/15/2020	229,000	257,310
6.00%, 3/15/2019	150,000	169,300
7.95%, 8/15/2024	75,000	105,655
Exelis, Inc. 5.55%, 10/1/2021	375,000	421,791
General Dynamics Corp.:
1.00%, 11/15/2017	429,000	429,222
2.25%, 11/15/2022	275,000	281,582
3.88%, 7/15/2021	2,000	2,201
Harris Corp.:
2.00%, 4/27/2018	82,000	82,083
2.70%, 4/27/2020	50,000	50,596
3.83%, 4/27/2025	100,000	105,749
4.40%, 12/15/2020	125,000	134,599
L-3 Communications Corp.:
3.95%, 5/28/2024	9,000	9,409
4.75%, 7/15/2020	225,000	243,028
4.95%, 2/15/2021	175,000	190,647
5.20%, 10/15/2019	600,000	653,693
Lockheed Martin Corp.:
1.85%, 11/23/2018	436,000	441,719
2.50%, 11/23/2020	511,000	526,096
2.90%, 3/1/2025	350,000	362,878
3.10%, 1/15/2023	274,000	289,140
3.35%, 9/15/2021	650,000	693,664
3.55%, 1/15/2026	500,000	543,097
4.25%, 11/15/2019	195,000	213,071
Northrop Grumman Corp.:
1.75%, 6/1/2018	360,000	362,975

3.25%, 8/1/2023	305,000	325,600
3.50%, 3/15/2021	400,000	428,392
5.05%, 8/1/2019	300,000	331,155
Raytheon Co.:
2.50%, 12/15/2022	309,000	320,452
3.13%, 10/15/2020	600,000	641,767
3.15%, 12/15/2024	200,000	215,531
4.40%, 2/15/2020	100,000	110,802
6.40%, 12/15/2018	150,000	169,240
Rockwell Collins, Inc.:
3.10%, 11/15/2021	100,000	104,759
3.70%, 12/15/2023	475,000	519,120
Spirit AeroSystems, Inc. 3.85%, 6/15/2026	385,000	399,402
Textron, Inc. 4.00%, 3/15/2026	650,000	687,001
United Technologies Corp.:
1.78%, 5/4/2018 (a)	350,000	352,770
3.10%, 6/1/2022	841,000	893,098
4.50%, 4/15/2020	400,000	443,797
5.38%, 12/15/2017	353,000	375,941
6.13%, 2/1/2019	562,000	631,041

		15,408,275

AGRICULTURE — 0.9%
Altria Group, Inc.:
2.63%, 1/14/2020	315,000	326,182
2.85%, 8/9/2022	1,143,000	1,196,892
2.95%, 5/2/2023	250,000	261,766
4.00%, 1/31/2024	250,000	279,143
4.75%, 5/5/2021	700,000	797,994
9.25%, 8/6/2019	425,000	523,503
9.70%, 11/10/2018	319,000	380,269
Archer-Daniels-Midland Co.:
4.48%, 3/1/2021	151,000	170,145
5.45%, 3/15/2018	260,000	279,184
Bunge, Ltd. Finance Corp.:
3.50%, 11/24/2020	125,000	130,004
8.50%, 6/15/2019	150,000	174,993
Philip Morris International, Inc.:
1.13%, 8/21/2017	485,000	486,553
1.25%, 8/11/2017	100,000	100,506
1.25%, 11/9/2017	327,000	328,574
1.38%, 2/25/2019	280,000	281,747
1.88%, 1/15/2019 (b)	237,000	241,256
1.88%, 2/25/2021 (b)	294,000	297,482
2.13%, 5/10/2023	550,000	550,956
2.50%, 8/22/2022	185,000	189,833
2.63%, 3/6/2023	190,000	196,253
2.75%, 2/25/2026	250,000	257,020
2.90%, 11/15/2021	258,000	270,913
3.25%, 11/10/2024	531,000	565,639
3.38%, 8/11/2025 (b)	25,000	26,947
3.60%, 11/15/2023	402,000	441,126
4.13%, 5/17/2021	100,000	111,230
4.50%, 3/26/2020	300,000	333,559
5.65%, 5/16/2018	872,000	947,263
Reynolds American, Inc.:
2.30%, 6/12/2018	978,000	993,490
3.25%, 6/12/2020	539,000	568,965
4.00%, 6/12/2022	180,000	195,404

See accompanying notes to financial statements.

165

SPDR Barclays Intermediate Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

4.85%, 9/15/2023	$300,000	$342,087

		12,246,878

AIRLINES — 0.2%
American Airlines 2013-2 Pass Through Trust, Class A 4.95%, 7/15/2024	420,078	455,642
American Airlines 2015-1 Pass Through Trust, Class B 3.70%, 11/1/2024	45,413	44,505
Continental Airlines 2009-2 Class A Pass Through Trust Series A, 7.25%, 5/10/2021	69,238	78,850
Continental Airlines 2012-1 Pass Through Trust, Class A Series A, 4.15%, 10/11/2025	91,201	96,047
Continental Airlines 2012-2 Pass Through Trust, Class A Series 2-A, 4.00%, 4/29/2026	174,417	183,326
Delta Air Lines 2007-1 Pass Through Trust, Class A Series 071A, 6.82%, 2/10/2024	138,610	161,106
Delta Air Lines 2010-2 Pass Through Trust, Class A Series 2A, 4.95%, 11/23/2020	79,975	83,184
Delta Air Lines 2012-1 Class A Pass Through Trust Series A, 4.75%, 11/7/2021	146,443	155,381
Southwest Airlines Co.:
2.65%, 11/5/2020	350,000	360,768
2.75%, 11/6/2019	50,000	51,603
United Airlines 2016-1 Pass Through Trust, Class A Series A, 3.45%, 1/7/2030	625,000	640,625
US Airways 2012-1 Class A Pass Through Trust 5.90%, 4/1/2026	159,889	182,502
US Airways 2013-1 Pass Through Trust, Class A 3.95%, 5/15/2027	67,109	70,388

		2,563,927

APPAREL — 0.1%
NIKE, Inc. 2.25%, 5/1/2023	26,000	26,651
Ralph Lauren Corp.:
2.13%, 9/26/2018 (b)	175,000	178,461
2.63%, 8/18/2020	325,000	337,162
Under Armour, Inc. 3.25%, 6/15/2026	500,000	506,489
VF Corp. 3.50%, 9/1/2021	225,000	243,861

		1,292,624

AUTO MANUFACTURERS — 2.8%
American Honda Finance Corp.:
2.13%, 10/10/2018 (b)	423,000	432,311
Series A, 2.15%, 3/13/2020	96,000	98,359
Series MTN, 1.50%, 3/13/2018 (b)	418,000	421,218
Series MTN, 1.55%, 12/11/2017	100,000	100,871
Series MTN, 1.60%, 7/13/2018	670,000	676,829
Series MTN, 1.70%, 2/22/2019	753,000	764,035
Series MTN, 2.25%, 8/15/2019	278,000	286,440
Ford Motor Co. 6.50%, 8/1/2018 (b)	300,000	328,234

Ford Motor Credit Co. LLC:
1.68%, 9/8/2017	300,000	300,674
1.72%, 12/6/2017	400,000	400,462
2.02%, 5/3/2019 (b)	415,000	418,038
2.15%, 1/9/2018	300,000	302,035
2.24%, 6/15/2018	280,000	282,562
2.38%, 1/16/2018	500,000	504,794
2.38%, 3/12/2019	400,000	405,758
2.46%, 3/27/2020 (b)	200,000	201,739
2.55%, 10/5/2018	200,000	203,437
2.60%, 11/4/2019	850,000	868,108
2.88%, 10/1/2018	400,000	409,775
3.10%, 5/4/2023	350,000	353,851
3.16%, 8/4/2020	200,000	206,773
3.20%, 1/15/2021	543,000	558,385
3.22%, 1/9/2022	200,000	204,930
3.34%, 3/18/2021	800,000	829,006
3.66%, 9/8/2024	700,000	725,030
4.13%, 8/4/2025	752,000	801,244
4.25%, 9/20/2022	600,000	648,079
4.38%, 8/6/2023 (b)	250,000	271,417
4.39%, 1/8/2026	600,000	649,723
5.00%, 5/15/2018	1,590,000	1,681,964
5.75%, 2/1/2021	250,000	283,988
5.88%, 8/2/2021	929,000	1,069,945
6.63%, 8/15/2017	250,000	264,368
8.13%, 1/15/2020	453,000	539,376
Series MTN, 2.94%, 1/8/2019	250,000	256,975
General Motors Co. 3.50%, 10/2/2018	608,000	625,377
General Motors Financial Co., Inc.:
2.40%, 4/10/2018	271,000	273,011
2.40%, 5/9/2019	575,000	576,438
2.63%, 7/10/2017	35,000	35,330
3.00%, 9/25/2017	42,000	42,719
3.10%, 1/15/2019	350,000	356,386
3.20%, 7/13/2020	599,000	605,332
3.20%, 7/6/2021 (c)	750,000	747,525
3.25%, 5/15/2018	242,000	247,034
3.45%, 4/10/2022	780,000	778,557
3.70%, 11/24/2020	1,800,000	1,849,523
3.70%, 5/9/2023	525,000	521,932
4.00%, 1/15/2025	600,000	604,469
4.20%, 3/1/2021	563,000	587,547
4.25%, 5/15/2023	450,000	462,286
4.30%, 7/13/2025	250,000	256,554
4.38%, 9/25/2021	450,000	473,833
5.25%, 3/1/2026	300,000	323,699
6.75%, 6/1/2018	1,700,000	1,837,870
PACCAR Financial Corp.:
1.40%, 5/18/2018	145,000	145,694
2.25%, 2/25/2021	20,000	20,341
Series MTN, 1.30%, 5/10/2019 (b)	315,000	315,836
Series MTN, 1.40%, 11/17/2017	200,000	201,388
Series MTN, 1.45%, 3/9/2018	365,000	367,181
Series MTN, 1.65%, 2/25/2019	125,000	126,282
Series MTN, 1.75%, 8/14/2018	100,000	101,165
Series MTN, 2.20%, 9/15/2019	100,000	102,324
Series MTN, 2.50%, 8/14/2020	110,000	113,642

See accompanying notes to financial statements.

166

SPDR Barclays Intermediate Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Toyota Motor Credit Corp.:
1.90%, 4/8/2021	$500,000	$507,204
Series GMTN, 1.55%, 7/13/2018	390,000	393,741
Series GMTN, 2.80%, 7/13/2022	100,000	105,195
Series MTN, 1.20%, 4/6/2018	650,000	652,132
Series MTN, 1.25%, 10/5/2017	430,000	431,926
Series MTN, 1.38%, 1/10/2018	483,000	486,308
Series MTN, 1.40%, 5/20/2019 (b)	500,000	501,761
Series MTN, 1.45%, 1/12/2018	523,000	526,791
Series MTN, 1.70%, 2/19/2019	400,000	404,593
Series MTN, 2.00%, 10/24/2018	273,000	278,523
Series MTN, 2.10%, 1/17/2019	401,000	409,761
Series MTN, 2.13%, 7/18/2019	500,000	512,206
Series MTN, 2.15%, 3/12/2020 (b)	503,000	516,268
Series MTN, 2.63%, 1/10/2023	305,000	316,145
Series MTN, 2.75%, 5/17/2021	300,000	315,187
Series MTN, 3.30%, 1/12/2022	291,000	313,323
Series MTN, 3.40%, 9/15/2021	425,000	460,070
Series MTN, 4.25%, 1/11/2021	350,000	390,598
Series MTN, 4.50%, 6/17/2020 (b)	175,000	195,224

		37,166,964

AUTO PARTS & EQUIPMENT — 0.2%
BorgWarner, Inc. 4.63%, 9/15/2020	325,000	354,638
Delphi Automotive PLC:
3.15%, 11/19/2020	200,000	207,629
4.25%, 1/15/2026	300,000	327,809
Delphi Corp.:
4.15%, 3/15/2024	215,000	231,492
5.00%, 2/15/2023	335,000	354,263
Johnson Controls, Inc.:
1.40%, 11/2/2017	120,000	120,013
3.63%, 7/2/2024	50,000	52,700
3.75%, 12/1/2021	12,000	12,684
4.25%, 3/1/2021	675,000	726,246
5.00%, 3/30/2020	150,000	164,089
Magna International, Inc.:
3.63%, 6/15/2024	325,000	341,302
4.15%, 10/1/2025	75,000	81,793

		2,974,658

BANKS — 24.9%
American Express Bank FSB 6.00%, 9/13/2017	350,000	369,985
American Express Centurion Bank 6.00%, 9/13/2017	350,000	369,985
Australia & New Zealand Banking Group, Ltd.:
2.30%, 6/1/2021	750,000	761,717
Series GMTN, 1.50%, 1/16/2018	250,000	250,792
Series MTN, 1.45%, 5/15/2018	250,000	250,359
Series MTN, 1.88%, 10/6/2017	250,000	252,450
Series MTN, 2.00%, 11/16/2018 (b)	350,000	354,298
Series MTN, 2.25%, 6/13/2019	331,000	337,125
Series MTN, 2.70%, 11/16/2020 (b)	258,000	266,898
Series MTN, 3.70%, 11/16/2025 (b)	350,000	384,461
Banco Bilbao Vizcaya Argentaria SA 3.00%, 10/20/2020	350,000	358,314
Bancolombia SA 5.95%, 6/3/2021	350,000	382,375

Bank of America Corp.:
2.00%, 1/11/2018	1,520,000	1,530,246
2.63%, 4/19/2021 (b)	861,000	873,439
3.50%, 4/19/2026	700,000	722,032
4.10%, 7/24/2023	455,000	489,814
5.49%, 3/15/2019	100,000	108,030
5.70%, 1/24/2022	651,000	752,531
5.75%, 12/1/2017	703,000	743,778
5.88%, 1/5/2021	300,000	344,390
6.00%, 9/1/2017	820,000	862,579
6.50%, 7/15/2018	390,000	426,105
6.88%, 11/15/2018	356,000	396,954
7.63%, 6/1/2019	1,223,000	1,414,856
Series GMTN, 3.30%, 1/11/2023	920,000	947,581
Series GMTN, 4.45%, 3/3/2026	1,315,000	1,373,363
Series GMTN, 6.40%, 8/28/2017	976,000	1,030,786
Series L, 1.95%, 5/12/2018	445,000	447,260
Series L, 2.25%, 4/21/2020	700,000	703,941
Series L, 2.60%, 1/15/2019	1,217,000	1,243,637
Series L, 2.65%, 4/1/2019	1,003,000	1,027,795
Series L, 3.95%, 4/21/2025	500,000	505,760
Series MTN, 1.70%, 8/25/2017	180,000	180,732
Series MTN, 2.63%, 10/19/2020	832,000	845,563
Series MTN, 3.88%, 8/1/2025	2,227,000	2,363,713
Series MTN, 4.00%, 4/1/2024	884,000	945,052
Series MTN, 4.00%, 1/22/2025	962,000	979,853
Series MTN, 4.13%, 1/22/2024	748,000	807,445
Series MTN, 4.20%, 8/26/2024	2,239,000	2,325,988
Series MTN, 5.00%, 5/13/2021	550,000	613,292
Series MTN, 5.63%, 7/1/2020	1,155,000	1,300,258
Series MTN, 5.65%, 5/1/2018	1,661,000	1,776,030
Series MTN, 6.88%, 4/25/2018	3,130,000	3,413,034
Bank of America NA:
1.65%, 3/26/2018	866,000	869,372
1.75%, 6/5/2018	725,000	728,818
2.05%, 12/7/2018	330,000	333,910
Bank of Montreal:
1.40%, 4/10/2018	261,000	261,859
Series MTN, 1.30%, 7/14/2017	540,000	541,064
Series MTN, 1.40%, 9/11/2017	135,000	135,412
Series MTN, 1.45%, 4/9/2018	237,000	238,020
Series MTN, 1.80%, 7/31/2018	253,000	255,787
Series MTN, 2.38%, 1/25/2019	467,000	478,362
Series MTN, 2.55%, 11/6/2022 (b)	595,000	609,405
Bank of New York Mellon Corp.:
1.30%, 1/25/2018	136,000	136,456
2.05%, 5/3/2021 (b)	500,000	506,472
2.80%, 5/4/2026	300,000	309,854
3.40%, 5/15/2024	170,000	182,708
3.55%, 9/23/2021	327,000	353,907
5.50%, 12/1/2017	300,000	317,531
Series 0012, 3.65%, 2/4/2024 (b)	325,000	354,069
Series G, 2.15%, 2/24/2020	306,000	312,395
Series G, 2.20%, 5/15/2019	300,000	306,664
Series G, 3.00%, 2/24/2025	250,000	261,660
Series MTN, 2.50%, 4/15/2021	200,000	206,880
Series MTN, 1.35%, 3/6/2018	76,000	76,274
Series MTN, 1.60%, 5/22/2018	311,000	313,376
Series MTN, 2.10%, 8/1/2018	399,000	405,912

See accompanying notes to financial statements.

167

SPDR Barclays Intermediate Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Series MTN, 2.10%, 1/15/2019	$412,000	$420,090
Series MTN, 2.20%, 3/4/2019	200,000	204,382
Series MTN, 2.30%, 9/11/2019	400,000	410,487
Series MTN, 2.45%, 11/27/2020	850,000	875,921
Series MTN, 2.60%, 8/17/2020	578,000	599,053
Series MTN, 3.25%, 9/11/2024	250,000	266,634
Series MTN, 4.15%, 2/1/2021 (b)	250,000	275,791
Series MTN, 4.60%, 1/15/2020	39,000	43,017
Bank of Nova Scotia:
1.38%, 12/18/2017 (b)	230,000	230,733
1.45%, 4/25/2018 (b)	570,000	572,430
1.65%, 6/14/2019	1,000,000	1,007,634
1.70%, 6/11/2018 (b)	400,000	403,436
1.95%, 1/15/2019 (b)	900,000	912,637
2.05%, 10/30/2018	550,000	559,541
2.05%, 6/5/2019	206,000	209,380
2.35%, 10/21/2020	482,000	492,629
2.45%, 3/22/2021	650,000	666,817
2.80%, 7/21/2021	225,000	234,330
4.38%, 1/13/2021 (b)	200,000	221,449
4.50%, 12/16/2025 (b)	250,000	259,275
Barclays Bank PLC 5.14%, 10/14/2020	625,000	661,226
Barclays PLC:
2.00%, 3/16/2018	200,000	198,528
2.75%, 11/8/2019	655,000	651,762
2.88%, 6/8/2020	1,800,000	1,774,248
3.25%, 1/12/2021	550,000	548,505
3.65%, 3/16/2025	700,000	673,897
4.38%, 9/11/2024 (b)	800,000	773,754
4.38%, 1/12/2026	800,000	808,116
5.20%, 5/12/2026 (b)	650,000	661,795
BB&T Corp.:
2.05%, 5/10/2021	550,000	555,883
2.25%, 2/1/2019	9,000	9,191
5.25%, 11/1/2019	255,000	281,370
6.85%, 4/30/2019	4,000	4,587
Series MTN, 1.45%, 1/12/2018	220,000	220,876
Series MTN, 1.60%, 8/15/2017	471,000	473,605
Series MTN, 2.05%, 6/19/2018	325,000	329,485
Series MTN, 2.45%, 1/15/2020	405,000	416,599
Series MTN, 2.63%, 6/29/2020	435,000	450,251
Series MTN, 3.95%, 3/22/2022	250,000	268,484
BNP Paribas SA:
2.38%, 5/21/2020	750,000	762,017
5.00%, 1/15/2021	1,254,000	1,405,163
Series MTN, 2.38%, 9/14/2017	761,000	770,801
Series MTN, 2.40%, 12/12/2018	360,000	367,043
Series MTN, 2.45%, 3/17/2019	159,000	162,335
Series MTN, 2.70%, 8/20/2018	447,000	458,119
Series MTN, 3.25%, 3/3/2023 (b)	400,000	415,467
Series MTN, 4.25%, 10/15/2024 (b)	715,000	730,291
BPCE SA:
2.50%, 12/10/2018	300,000	307,371
2.65%, 2/3/2021 (b)	500,000	513,182
4.00%, 4/15/2024 (b)	616,000	668,992
Series MTN, 1.61%, 7/25/2017	100,000	100,444
Series MTN, 1.63%, 1/26/2018	250,000	251,290

Series MTN, 2.25%, 1/27/2020 (b)	250,000	253,918
Series MTN, 2.50%, 7/15/2019	358,000	367,141
Branch Banking & Trust Co.:
1.35%, 10/1/2017	250,000	251,036
1.45%, 5/10/2019	1,255,000	1,257,888
2.30%, 10/15/2018	150,000	153,344
2.85%, 4/1/2021	158,000	165,429
3.63%, 9/16/2025	515,000	553,539
Canadian Imperial Bank of Commerce 1.55%, 1/23/2018	294,000	294,464
Capital One Financial Corp.:
2.45%, 4/24/2019	398,000	403,741
3.20%, 2/5/2025 (b)	175,000	175,073
3.50%, 6/15/2023	100,000	102,520
3.75%, 4/24/2024	300,000	311,335
4.20%, 10/29/2025	850,000	866,679
4.75%, 7/15/2021	450,000	498,441
6.75%, 9/15/2017	331,000	350,886
Capital One NA/Mclean:
1.50%, 9/5/2017	200,000	200,017
1.65%, 2/5/2018	500,000	500,284
2.35%, 8/17/2018	250,000	253,041
2.40%, 9/5/2019	200,000	202,658
2.95%, 7/23/2021	400,000	411,879
Citigroup, Inc.:
1.55%, 8/14/2017	509,000	509,889
1.70%, 4/27/2018	1,262,000	1,264,435
1.75%, 5/1/2018	779,000	781,073
1.80%, 2/5/2018	943,000	946,668
1.85%, 11/24/2017 (b)	792,000	797,001
2.05%, 12/7/2018	466,000	469,850
2.05%, 6/7/2019	1,000,000	1,009,249
2.15%, 7/30/2018	672,000	678,955
2.40%, 2/18/2020	839,000	849,363
2.50%, 9/26/2018	877,000	892,867
2.50%, 7/29/2019	789,000	804,384
2.55%, 4/8/2019	1,100,000	1,123,519
2.65%, 10/26/2020	798,000	811,883
2.70%, 3/30/2021	750,000	763,915
3.30%, 4/27/2025	481,000	490,440
3.38%, 3/1/2023	218,000	226,319
3.40%, 5/1/2026	800,000	817,846
3.50%, 5/15/2023	750,000	764,027
3.70%, 1/12/2026	1,100,000	1,154,622
3.75%, 6/16/2024	163,000	172,255
3.88%, 10/25/2023	472,000	503,917
3.88%, 3/26/2025	200,000	202,669
4.00%, 8/5/2024	1,000,000	1,031,798
4.05%, 7/30/2022	425,000	443,257
4.40%, 6/10/2025	860,000	899,170
4.50%, 1/14/2022	900,000	994,234
4.60%, 3/9/2026	1,000,000	1,052,325
6.00%, 8/15/2017	11,000	11,562
6.13%, 11/21/2017	100,000	106,201
6.13%, 5/15/2018	25,000	27,024
8.50%, 5/22/2019	11,000	13,007
Citizens Bank NA/Providence:
2.30%, 12/3/2018	250,000	252,898
2.50%, 3/14/2019	250,000	254,102

See accompanying notes to financial statements.

168

SPDR Barclays Intermediate Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

2.55%, 5/13/2021	$350,000	$353,703
Series MTN, 1.60%, 12/4/2017	200,000	200,075
Series MTN, 2.45%, 12/4/2019	100,000	101,431
Citizens Financial Group, Inc.:
4.30%, 12/3/2025	400,000	422,224
4.35%, 8/1/2025	250,000	264,416
Comerica Bank:
2.50%, 6/2/2020	100,000	100,315
4.00%, 7/27/2025	250,000	259,752
5.20%, 8/22/2017	250,000	260,160
Commonwealth Bank of Australia:
1.40%, 9/8/2017	300,000	300,909
1.75%, 11/2/2018	445,000	448,137
1.90%, 9/18/2017	505,000	509,600
2.25%, 3/13/2019	400,000	408,064
2.30%, 9/6/2019	450,000	459,372
2.50%, 9/20/2018	303,000	310,177
2.55%, 3/15/2021 (b)	400,000	411,737
Series GMTN, 1.63%, 3/12/2018	350,000	351,656
Series GMTN, 2.05%, 3/15/2019 (b)	500,000	507,191
Series GMTN, 2.30%, 3/12/2020 (b)	250,000	255,035
Series GMTN, 2.40%, 11/2/2020 (b)	500,000	511,719
Compass Bank:
2.75%, 9/29/2019	300,000	296,271
3.88%, 4/10/2025	250,000	236,254
Series BKNT, 6.40%, 10/1/2017	125,000	131,128
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA:
1.70%, 3/19/2018	255,000	256,241
3.95%, 11/9/2022	358,000	370,921
Series MTN, 2.25%, 1/14/2020	550,000	558,537
Series MTN, 3.38%, 5/21/2025	400,000	418,806
Cooperatieve Rabobank UA:
2.25%, 1/14/2019	700,000	711,872
2.50%, 1/19/2021	1,399,000	1,428,355
4.38%, 8/4/2025	658,000	684,561
4.50%, 1/11/2021	300,000	331,284
4.63%, 12/1/2023	755,000	795,192
Cooperative Rabobank UA 3.88%, 2/8/2022	1,246,000	1,349,616
Credit Suisse AG:
1.70%, 4/27/2018	1,150,000	1,149,134
1.75%, 1/29/2018	500,000	500,838
3.00%, 10/29/2021	558,000	570,006
5.30%, 8/13/2019	370,000	409,010
5.40%, 1/14/2020	550,000	593,680
6.00%, 2/15/2018	831,000	878,406
Series GMTN, 2.30%, 5/28/2019	850,000	861,859
Series MTN, 3.63%, 9/9/2024	1,000,000	1,030,786
Series MTN, 4.38%, 8/5/2020	291,000	314,876
Credit Suisse Group Funding Guernsey, Ltd.:
2.75%, 3/26/2020	350,000	345,519
3.13%, 12/10/2020 (d)	890,000	888,527
3.45%, 4/16/2021 (d)	750,000	757,748
3.75%, 3/26/2025	850,000	831,704

3.80%, 9/15/2022	750,000	753,475
3.80%, 6/9/2023 (d)	1,750,000	1,755,588
4.55%, 4/17/2026 (d)	1,000,000	1,032,334
Deutsche Bank AG:
1.88%, 2/13/2018	806,000	800,692
2.50%, 2/13/2019	1,075,000	1,074,846
2.95%, 8/20/2020	400,000	397,449
3.13%, 1/13/2021	500,000	497,070
3.38%, 5/12/2021	500,000	501,325
3.70%, 5/30/2024	558,000	552,537
6.00%, 9/1/2017	705,000	738,662
Series 1254, 4.10%, 1/13/2026	500,000	498,264
Series GMTN, 2.85%, 5/10/2019	950,000	951,145
Discover Bank/Greenwood:
2.00%, 2/21/2018	200,000	200,507
2.60%, 11/13/2018	410,000	415,532
3.10%, 6/4/2020	500,000	510,649
3.20%, 8/9/2021	300,000	306,788
4.20%, 8/8/2023	300,000	317,075
Fifth Third Bancorp:
2.88%, 7/27/2020	803,000	830,593
3.50%, 3/15/2022	367,000	389,800
4.30%, 1/16/2024	150,000	159,905
4.50%, 6/1/2018	195,000	204,829
Fifth Third Bank:
1.45%, 2/28/2018	250,000	250,187
2.25%, 6/14/2021 (b)	500,000	506,589
2.30%, 3/15/2019	215,000	218,987
2.38%, 4/25/2019	206,000	210,168
2.88%, 10/1/2021	100,000	103,900
3.85%, 3/15/2026	600,000	627,291
Series MTN, 2.15%, 8/20/2018	470,000	476,422
First Horizon National Corp. 3.50%, 12/15/2020	163,000	165,548
First Tennessee Bank NA 2.95%, 12/1/2019	100,000	100,775
FirstMerit Corp. 4.35%, 2/4/2023	175,000	181,654
Goldman Sachs Group, Inc.:
2.00%, 4/25/2019	335,000	336,643
2.55%, 10/23/2019	438,000	446,308
2.60%, 4/23/2020	303,000	308,131
2.63%, 1/31/2019	1,519,000	1,551,023
2.63%, 4/25/2021	295,000	299,341
2.75%, 9/15/2020	500,000	510,480
2.88%, 2/25/2021	600,000	615,266
2.90%, 7/19/2018	927,000	949,848
3.50%, 1/23/2025	1,010,000	1,039,839
3.63%, 1/22/2023	755,000	791,413
3.75%, 5/22/2025	971,000	1,018,207
3.75%, 2/25/2026	790,000	829,335
4.00%, 3/3/2024	1,121,000	1,204,098
4.25%, 10/21/2025	965,000	993,054
5.25%, 7/27/2021	1,251,000	1,414,231
5.75%, 1/24/2022	1,876,000	2,173,405
5.95%, 1/18/2018	1,300,000	1,384,587
6.15%, 4/1/2018	2,174,000	2,339,582
Series D, 6.00%, 6/15/2020	1,105,000	1,260,302
Series GLOB, 2.38%, 1/22/2018	1,099,000	1,112,872
Series GMTN, 5.38%, 3/15/2020	1,065,000	1,182,053

See accompanying notes to financial statements.

169

SPDR Barclays Intermediate Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Series GMTN, 7.50%, 2/15/2019	$1,369,000	$1,563,204
Series MTN, 3.85%, 7/8/2024	622,000	657,782
HSBC Bank USA NA:
4.88%, 8/24/2020	308,000	330,166
6.00%, 8/9/2017	250,000	261,743
HSBC Holdings PLC:
2.95%, 5/25/2021	1,150,000	1,159,672
3.40%, 3/8/2021	1,150,000	1,184,417
3.60%, 5/25/2023	750,000	763,904
3.90%, 5/25/2026	710,000	727,927
4.00%, 3/30/2022	904,000	953,078
4.25%, 3/14/2024	379,000	382,845
4.25%, 8/18/2025	600,000	600,231
4.30%, 3/8/2026	1,600,000	1,691,602
4.88%, 1/14/2022	458,000	502,357
5.10%, 4/5/2021	1,129,000	1,243,154
HSBC USA, Inc.:
1.50%, 11/13/2017	100,000	100,146
1.63%, 1/16/2018	400,000	398,989
1.70%, 3/5/2018	511,000	509,805
2.00%, 8/7/2018	300,000	300,049
2.25%, 6/23/2019	403,000	403,517
2.35%, 3/5/2020	700,000	697,176
2.38%, 11/13/2019	400,000	401,541
2.63%, 9/24/2018	300,000	303,792
2.75%, 8/7/2020	700,000	705,002
3.50%, 6/23/2024 (b)	200,000	204,275
5.00%, 9/27/2020	200,000	214,033
Huntington Bancshares, Inc.:
2.60%, 8/2/2018 (b)	250,000	254,552
3.15%, 3/14/2021	300,000	311,179
7.00%, 12/15/2020 (b)	25,000	29,124
Huntington National Bank:
2.00%, 6/30/2018	200,000	201,756
2.20%, 11/6/2018	475,000	481,080
2.20%, 4/1/2019	150,000	151,769
2.40%, 4/1/2020	250,000	253,739
2.88%, 8/20/2020	250,000	257,735
Intesa Sanpaolo SpA:
3.88%, 1/16/2018	400,000	410,149
5.25%, 1/12/2024	400,000	424,370
Series MTN, 3.88%, 1/15/2019	800,000	822,807
Itau CorpBanca:
3.13%, 1/15/2018	200,000	202,750
3.88%, 9/22/2019 (d)	400,000	417,000
JPMorgan Chase & Co.:
1.63%, 5/15/2018	785,000	787,210
1.80%, 1/25/2018	484,000	487,125
1.85%, 3/22/2019	450,000	452,372
2.00%, 8/15/2017	1,148,000	1,159,593
2.20%, 10/22/2019	868,000	881,189
2.25%, 1/23/2020	1,224,000	1,241,043
2.35%, 1/28/2019	499,000	508,209
2.40%, 6/7/2021	1,150,000	1,166,632
2.55%, 10/29/2020	1,036,000	1,057,163
2.55%, 3/1/2021	925,000	942,892
2.70%, 5/18/2023	400,000	401,296
2.75%, 6/23/2020	980,000	1,009,459
3.13%, 1/23/2025	1,046,000	1,067,608

3.20%, 1/25/2023	978,000	1,010,553
3.20%, 6/15/2026 (b)	1,000,000	1,030,844
3.25%, 9/23/2022	857,000	892,078
3.30%, 4/1/2026	1,000,000	1,032,634
3.38%, 5/1/2023 (b)	700,000	714,165
3.63%, 5/13/2024	694,000	734,444
3.88%, 2/1/2024	583,000	627,844
3.88%, 9/10/2024	1,223,000	1,269,126
3.90%, 7/15/2025	916,000	988,530
4.25%, 10/15/2020	1,136,000	1,231,514
4.35%, 8/15/2021	839,000	920,155
4.40%, 7/22/2020	1,049,000	1,140,888
4.50%, 1/24/2022	1,300,000	1,438,884
4.63%, 5/10/2021	801,000	886,708
4.95%, 3/25/2020	250,000	275,780
6.00%, 1/15/2018	2,014,000	2,152,251
6.30%, 4/23/2019	1,223,000	1,371,187
Series H, 1.70%, 3/1/2018	847,000	851,073
JPMorgan Chase Bank NA:
6.00%, 7/5/2017	500,000	523,313
6.00%, 10/1/2017	1,058,000	1,117,503
KeyBank NA:
1.65%, 2/1/2018	300,000	301,302
1.70%, 6/1/2018	200,000	200,934
2.25%, 3/16/2020	258,000	261,448
2.35%, 3/8/2019	680,000	692,716
2.50%, 12/15/2019	300,000	307,154
3.18%, 10/15/2027	250,000	258,078
3.40%, 5/20/2026	750,000	766,811
KeyCorp.:
Series MTN, 2.30%, 12/13/2018	320,000	324,498
Series MTN, 2.90%, 9/15/2020	408,000	421,150
Series MTN, 5.10%, 3/24/2021	155,000	174,380
Lloyds Bank PLC:
1.75%, 3/16/2018	320,000	318,971
1.75%, 5/14/2018	350,000	348,452
2.00%, 8/17/2018	340,000	339,703
2.05%, 1/22/2019	370,000	368,578
2.30%, 11/27/2018	300,000	301,456
2.35%, 9/5/2019	350,000	350,473
2.40%, 3/17/2020	256,000	256,766
2.70%, 8/17/2020	525,000	532,907
3.50%, 5/14/2025	550,000	562,883
6.38%, 1/21/2021	400,000	464,191
Lloyds Banking Group PLC:
3.10%, 7/6/2021	320,000	319,763
4.50%, 11/4/2024	400,000	405,697
4.58%, 12/10/2025 (d)	743,000	739,474
4.65%, 3/24/2026	500,000	502,914
Manufacturers & Traders Trust Co.:
1.40%, 7/25/2017	140,000	140,353
2.10%, 2/6/2020	500,000	505,683
2.25%, 7/25/2019	100,000	101,871
2.30%, 1/30/2019	300,000	305,823
2.90%, 2/6/2025	125,000	127,422
Series BKNT, 1.45%, 3/7/2018	250,000	250,504
Mitsubishi UFJ Financial Group, Inc.:
2.95%, 3/1/2021	1,465,000	1,517,745
3.85%, 3/1/2026	925,000	1,008,835

See accompanying notes to financial statements.

170

SPDR Barclays Intermediate Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Morgan Stanley:
1.88%, 1/5/2018	$2,058,000	$2,070,972
2.13%, 4/25/2018	939,000	949,273
2.50%, 1/24/2019	845,000	861,988
2.50%, 4/21/2021	973,000	982,013
2.65%, 1/27/2020	2,100,000	2,142,084
2.80%, 6/16/2020	923,000	944,763
3.75%, 2/25/2023	679,000	718,115
4.88%, 11/1/2022	764,000	831,553
5.75%, 1/25/2021	925,000	1,057,614
Series F, 3.88%, 4/29/2024	881,000	937,925
Series GMTN, 2.38%, 7/23/2019	993,000	1,008,287
Series GMTN, 2.45%, 2/1/2019	730,000	743,679
Series GMTN, 3.70%, 10/23/2024	1,212,000	1,274,481
Series GMTN, 3.88%, 1/27/2026	1,035,000	1,098,838
Series GMTN, 4.00%, 7/23/2025	990,000	1,060,364
Series GMTN, 5.50%, 1/26/2020	303,000	336,975
Series GMTN, 5.50%, 7/24/2020	600,000	673,209
Series GMTN, 5.50%, 7/28/2021	1,154,000	1,318,914
Series GMTN, 6.63%, 4/1/2018	1,918,000	2,080,416
Series GMTN, 7.30%, 5/13/2019	1,200,000	1,377,919
Series MTN, 2.20%, 12/7/2018	47,000	47,623
Series MTN, 4.10%, 5/22/2023	586,000	609,377
Series MTN, 5.63%, 9/23/2019	1,151,000	1,275,983
Series MTN, 5.95%, 12/28/2017	600,000	639,039
Series MTN, 6.25%, 8/28/2017	700,000	738,926
MUFG Union Bank NA:
2.25%, 5/6/2019	10,000	10,133
2.63%, 9/26/2018	750,000	766,333
National Australia Bank, Ltd.:
2.30%, 7/25/2018	300,000	305,408
3.00%, 1/20/2023 (b)	300,000	311,882
3.38%, 1/14/2026 (b)	250,000	267,485
Series GMTN, 2.00%, 1/14/2019	250,000	253,191
Series GMTN, 1.88%, 7/23/2018	250,000	252,854
Series GMTN, 2.63%, 7/23/2020 (b)	850,000	876,835
Series GMTN, 2.63%, 1/14/2021	250,000	257,676
National Bank of Canada 2.10%, 12/14/2018 (b)	750,000	755,521
National City Corp. 6.88%, 5/15/2019	100,000	113,373
Northern Trust Corp.:
2.38%, 8/2/2022	32,000	32,620
3.38%, 8/23/2021	150,000	161,289
3.45%, 11/4/2020	100,000	107,315
3.95%, 10/30/2025	300,000	330,888
PNC Bank NA:
1.50%, 2/23/2018	600,000	603,043
1.80%, 11/5/2018	650,000	656,183
1.85%, 7/20/2018	357,000	360,655
1.95%, 3/4/2019	1,550,000	1,568,998
2.15%, 4/29/2021 (b)	250,000	254,479
2.20%, 1/28/2019 (b)	150,000	152,801
2.25%, 7/2/2019	250,000	255,085
2.30%, 6/1/2020	200,000	204,476
2.40%, 10/18/2019	200,000	205,086
2.45%, 11/5/2020	650,000	668,210
2.60%, 7/21/2020	250,000	258,365

2.70%, 11/1/2022	800,000	803,893
2.95%, 1/30/2023	200,000	204,228
2.95%, 2/23/2025	250,000	258,734
3.25%, 6/1/2025	250,000	264,899
3.30%, 10/30/2024	200,000	211,943
3.80%, 7/25/2023	250,000	268,313
6.00%, 12/7/2017	100,000	106,516
6.88%, 4/1/2018	500,000	546,308
Series MTN, 1.60%, 6/1/2018	418,000	420,634
PNC Financial Services Group, Inc.:
2.85%, 11/9/2022 (a)	33,000	34,145
3.90%, 4/29/2024	250,000	268,226
PNC Funding Corp.:
3.30%, 3/8/2022	451,000	478,579
4.38%, 8/11/2020	363,000	399,194
5.13%, 2/8/2020	195,000	217,915
6.70%, 6/10/2019	261,000	298,488
RBC USA Holdco Corp. 5.25%, 9/15/2020	250,000	279,234
Regions Bank:
2.25%, 9/14/2018	250,000	251,332
7.50%, 5/15/2018	100,000	109,488
Regions Financial Corp.:
2.00%, 5/15/2018	453,000	453,858
3.20%, 2/8/2021	474,000	486,767
Royal Bank of Canada:
2.00%, 12/10/2018	585,000	594,360
2.50%, 1/19/2021 (b)	250,000	257,446
Series GMTN, 1.40%, 10/13/2017	250,000	250,978
Series GMTN, 1.50%, 6/7/2018	250,000	251,308
Series GMTN, 1.63%, 4/15/2019	750,000	754,079
Series GMTN, 1.80%, 7/30/2018	400,000	404,324
Series GMTN, 2.15%, 3/15/2019 (b)	309,000	315,086
Series GMTN, 2.15%, 3/6/2020	250,000	254,579
Series GMTN, 2.20%, 7/27/2018	1,118,000	1,139,154
Series MTN, 1.50%, 1/16/2018	515,000	516,631
Series MTN, 2.35%, 10/30/2020 (b)	544,000	556,978
Royal Bank of Scotland Group PLC 4.80%, 4/5/2026	1,100,000	1,113,245
Santander Bank NA 2.00%, 1/12/2018	200,000	199,425
Santander Holdings USA, Inc.:
2.65%, 4/17/2020	250,000	246,746
2.70%, 5/24/2019	500,000	500,603
3.45%, 8/27/2018	27,000	27,547
4.50%, 7/17/2025	600,000	615,609
Santander Issuances SAU 5.18%, 11/19/2025	700,000	691,506
Santander UK Group Holdings PLC:
2.88%, 10/16/2020	500,000	495,202
3.13%, 1/8/2021	750,000	748,745
Santander UK PLC:
1.65%, 9/29/2017	200,000	200,856
2.35%, 9/10/2019	300,000	300,407
2.38%, 3/16/2020 (b)	677,000	677,229
2.50%, 3/14/2019	350,000	352,688
3.05%, 8/23/2018	442,000	451,297

See accompanying notes to financial statements.

171

SPDR Barclays Intermediate Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

4.00%, 3/13/2024	$227,000	$244,206
Series GMTN, 2.00%, 8/24/2018	233,000	232,551
Skandinaviska Enskilda Banken AB 2.63%, 3/15/2021	500,000	515,440
Societe Generale SA:
2.63%, 10/1/2018	260,000	266,318
2.75%, 10/12/2017	667,000	678,708
Sumitomo Mitsui Banking Corp.:
1.50%, 1/18/2018 (b)	250,000	250,107
1.75%, 1/16/2018	200,000	200,845
1.80%, 7/18/2017	250,000	251,577
2.05%, 1/18/2019	250,000	252,576
2.45%, 1/10/2019	158,000	161,132
2.45%, 1/16/2020	550,000	561,356
2.50%, 7/19/2018	200,000	203,730
3.00%, 1/18/2023 (b)	250,000	259,278
3.20%, 7/18/2022	250,000	260,979
3.95%, 1/10/2024	300,000	329,792
Series GMTN, 1.95%, 7/23/2018	525,000	529,010
Series GMTN, 2.25%, 7/11/2019	250,000	253,780
Series GMTN, 2.45%, 10/20/2020	258,000	262,814
Series GMTN, 2.65%, 7/23/2020	750,000	771,437
Series GMTN, 3.40%, 7/11/2024	400,000	424,710
Series GMTN, 3.65%, 7/23/2025	250,000	270,137
Sumitomo Mitsui Financial Group, Inc.:
2.93%, 3/9/2021	750,000	778,974
3.78%, 3/9/2026 (b)	750,000	817,259
SunTrust Bank:
2.75%, 5/1/2023	250,000	252,394
3.30%, 5/15/2026 (b)	50,000	50,651
SunTrust Banks, Inc.:
2.35%, 11/1/2018	329,000	334,125
2.50%, 5/1/2019	443,000	451,220
2.90%, 3/3/2021	477,000	491,180
6.00%, 9/11/2017	300,000	316,129
7.25%, 3/15/2018	150,000	161,969
SVB Financial Group 3.50%, 1/29/2025	650,000	662,346
Svenska Handelsbanken AB:
2.40%, 10/1/2020	400,000	409,030
2.45%, 3/30/2021	815,000	835,060
2.50%, 1/25/2019	500,000	512,221
Series MTN, 1.63%, 3/21/2018	458,000	459,809
Series MTN, 2.25%, 6/17/2019	450,000	458,489
Toronto-Dominion Bank:
2.13%, 7/2/2019	300,000	306,150
Series GMTN, 1.75%, 7/23/2018	419,000	423,576
Series GMTN, 2.50%, 12/14/2020	600,000	619,325
Series MTN, 1.40%, 4/30/2018	653,000	655,689
Series MTN, 1.63%, 3/13/2018	391,000	394,170
Series MTN, 1.95%, 1/22/2019 (b)	500,000	507,832
Series MTN, 2.13%, 4/7/2021	650,000	660,050
Series MTN, 2.25%, 11/5/2019	577,000	590,962
Series MTN, 2.63%, 9/10/2018	752,000	773,920
UBS AG:
5.75%, 4/25/2018	200,000	215,391
5.88%, 12/20/2017	1,100,000	1,173,145
Series GMTN, 1.38%, 8/14/2017	500,000	500,737
Series GMTN, 1.80%, 3/26/2018	808,000	813,633

Series GMTN, 2.35%, 3/26/2020	250,000	255,719
Series GMTN, 2.38%, 8/14/2019	1,550,000	1,586,152
US Bancorp:
3.10%, 4/27/2026	250,000	258,634
Series MTN, 1.95%, 11/15/2018	397,000	403,596
Series MTN, 2.20%, 4/25/2019	556,000	569,768
Series MTN, 2.35%, 1/29/2021	350,000	360,803
Series MTN, 2.95%, 7/15/2022	558,000	580,770
Series MTN, 3.00%, 3/15/2022	344,000	362,486
Series MTN, 3.60%, 9/11/2024	200,000	214,625
Series MTN, 3.70%, 1/30/2024	800,000	879,920
Series MTN, 4.13%, 5/24/2021	375,000	415,649
US Bank NA:
1.35%, 1/26/2018	250,000	251,244
1.40%, 4/26/2019	590,000	592,766
2.13%, 10/28/2019	350,000	358,853
2.80%, 1/27/2025	250,000	257,749
Series BKNT, 1.38%, 9/11/2017	250,000	251,056
Series MTN, 1.45%, 1/29/2018	500,000	503,242
Wachovia Corp. Series MTN, 5.75%, 2/1/2018	1,193,000	1,276,468
Wells Fargo & Co.:
1.50%, 1/16/2018	1,151,000	1,156,403
2.13%, 4/22/2019	450,000	458,511
2.15%, 1/15/2019 (b)	541,000	551,423
2.50%, 3/4/2021	1,150,000	1,177,859
3.00%, 4/22/2026	1,400,000	1,423,318
4.13%, 8/15/2023	237,000	254,067
4.48%, 1/16/2024	403,000	440,302
5.63%, 12/11/2017	902,000	958,151
Series GMTN, 2.60%, 7/22/2020	1,506,000	1,552,047
Series M, 3.45%, 2/13/2023	607,000	627,166
Series MTN, 1.40%, 9/8/2017	592,000	594,142
Series MTN, 2.55%, 12/7/2020	880,000	904,396
Series MTN, 3.00%, 1/22/2021	529,000	553,466
Series MTN, 3.00%, 2/19/2025	751,000	764,498
Series MTN, 3.30%, 9/9/2024	936,000	980,900
Series MTN, 3.50%, 3/8/2022	1,107,000	1,184,420
Series MTN, 3.55%, 9/29/2025 (b)	803,000	853,461
Series MTN, 4.60%, 4/1/2021	802,000	897,372
Series N, 2.15%, 1/30/2020	660,000	670,618
Wells Fargo Bank NA:
1.65%, 1/22/2018	1,050,000	1,059,357
1.75%, 5/24/2019	1,000,000	1,012,605
6.00%, 11/15/2017	335,000	356,854
Westpac Banking Corp.:
1.50%, 12/1/2017	250,000	251,254
1.55%, 5/25/2018	350,000	351,559
1.65%, 5/13/2019	750,000	751,353
1.95%, 11/23/2018	500,000	505,958
2.00%, 8/14/2017	364,000	367,463
2.10%, 5/13/2021 (b)	650,000	654,049
2.25%, 7/30/2018	250,000	254,539
2.25%, 1/17/2019	202,000	205,742
2.30%, 5/26/2020 (b)	201,000	204,885
2.60%, 11/23/2020	1,000,000	1,030,011
2.85%, 5/13/2026	500,000	506,697
4.88%, 11/19/2019	703,000	773,509
Series GMTN, 1.60%, 1/12/2018	710,000	713,844

		334,758,022

See accompanying notes to financial statements.

172

SPDR Barclays Intermediate Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

BEVERAGES — 2.9%
Anheuser-Busch Cos. LLC 5.50%, 1/15/2018	$30,000	$31,965
Anheuser-Busch InBev Finance, Inc.:
1.25%, 1/17/2018	355,000	355,695
1.90%, 2/1/2019	1,750,000	1,779,037
2.15%, 2/1/2019	243,000	246,954
2.63%, 1/17/2023	525,000	530,702
2.65%, 2/1/2021	3,418,000	3,542,299
3.30%, 2/1/2023	2,500,000	2,628,969
3.65%, 2/1/2026	4,663,000	4,996,776
3.70%, 2/1/2024	620,000	667,793
Anheuser-Busch InBev Worldwide, Inc.:
2.50%, 7/15/2022	796,000	802,013
5.00%, 4/15/2020	500,000	558,044
5.38%, 1/15/2020	865,000	971,033
6.88%, 11/15/2019	276,000	323,552
7.75%, 1/15/2019	1,000,000	1,154,977
Beam Suntory, Inc.:
1.75%, 6/15/2018	50,000	50,056
3.25%, 5/15/2022	250,000	253,019
Bottling Group LLC 5.13%, 1/15/2019	500,000	548,859
Brown-Forman Corp. 2.25%, 1/15/2023	15,000	15,102
Coca-Cola Bottling Co. Consolidated 3.80%, 11/25/2025	376,000	400,712
Coca-Cola Co.:
0.88%, 10/27/2017	171,000	171,367
1.15%, 4/1/2018	427,000	429,429
1.38%, 5/30/2019	500,000	505,296
1.65%, 3/14/2018	270,000	274,141
1.65%, 11/1/2018	758,000	773,363
1.88%, 10/27/2020	800,000	818,760
2.45%, 11/1/2020	750,000	782,511
2.50%, 4/1/2023	303,000	313,599
2.55%, 6/1/2026 (b)	700,000	713,914
2.88%, 10/27/2025	715,000	750,884
3.15%, 11/15/2020	270,000	289,554
3.20%, 11/1/2023	50,000	53,916
3.30%, 9/1/2021	403,000	437,570
Coca-Cola European Partners US LLC:
3.50%, 9/15/2020	250,000	262,314
4.50%, 9/1/2021	225,000	246,627
Coca-Cola Femsa SAB de CV:
2.38%, 11/26/2018	450,000	459,451
3.88%, 11/26/2023	200,000	215,192
Diageo Capital PLC:
1.13%, 4/29/2018	261,000	261,156
2.63%, 4/29/2023	582,000	602,702
4.83%, 7/15/2020	475,000	535,233
5.75%, 10/23/2017	625,000	662,786
Diageo Investment Corp. 2.88%, 5/11/2022	173,000	179,725
Dr Pepper Snapple Group, Inc.:
2.00%, 1/15/2020	194,000	194,893
2.60%, 1/15/2019	200,000	204,679
3.20%, 11/15/2021	200,000	208,997

3.40%, 11/15/2025	250,000	265,016
6.82%, 5/1/2018	320,000	351,327
Fomento Economico Mexicano SAB de CV 2.88%, 5/10/2023	250,000	247,742
Molson Coors Brewing Co.:
1.45%, 7/15/2019 (c)	270,000	270,835
2.10%, 7/15/2021 (c)	335,000	336,649
3.00%, 7/15/2026 (c)	340,000	340,165
3.50%, 5/1/2022 (b)	129,000	136,787
PepsiCo, Inc.:
1.25%, 8/13/2017	303,000	304,709
1.25%, 4/30/2018	118,000	118,723
1.50%, 2/22/2019	475,000	479,868
1.85%, 4/30/2020	100,000	101,399
2.15%, 10/14/2020	100,000	102,576
2.25%, 1/7/2019	282,000	289,868
2.75%, 3/5/2022	341,000	356,246
2.75%, 3/1/2023	154,000	160,055
2.75%, 4/30/2025	150,000	155,296
2.85%, 2/24/2026	300,000	311,700
3.00%, 8/25/2021	370,000	394,278
3.10%, 7/17/2022 (b)	100,000	106,444
3.13%, 11/1/2020	1,100,000	1,172,565
3.50%, 7/17/2025 (b)	150,000	164,081
3.60%, 3/1/2024	544,000	596,859
4.50%, 1/15/2020	400,000	443,178
5.00%, 6/1/2018	911,000	980,512
7.90%, 11/1/2018	521,000	601,440
Series 1, 1.00%, 10/13/2017	290,000	290,769

		39,284,703

BIOTECHNOLOGY — 1.2%
Amgen, Inc.:
2.13%, 5/1/2020	333,000	337,938
2.20%, 5/22/2019	373,000	381,135
2.70%, 5/1/2022	126,000	129,713
3.13%, 5/1/2025 (b)	350,000	363,663
3.45%, 10/1/2020	200,000	213,314
3.63%, 5/15/2022	180,000	193,348
3.63%, 5/22/2024	392,000	420,690
3.88%, 11/15/2021	650,000	707,572
4.10%, 6/15/2021	500,000	546,587
5.70%, 2/1/2019	1,025,000	1,136,287
6.15%, 6/1/2018	177,000	193,402
Biogen, Inc.:
2.90%, 9/15/2020	450,000	465,975
3.63%, 9/15/2022	500,000	530,215
4.05%, 9/15/2025 (b)	535,000	577,766
6.88%, 3/1/2018	530,000	576,319
Celgene Corp.:
2.13%, 8/15/2018	381,000	385,779
2.25%, 5/15/2019	325,000	329,665
2.88%, 8/15/2020	350,000	360,864
3.25%, 8/15/2022	501,000	516,874
3.55%, 8/15/2022	450,000	471,833
3.63%, 5/15/2024	499,000	523,781
3.88%, 8/15/2025 (b)	900,000	959,913
3.95%, 10/15/2020	200,000	214,288
4.00%, 8/15/2023	200,000	215,471

See accompanying notes to financial statements.

173

SPDR Barclays Intermediate Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Gilead Sciences, Inc.:
1.85%, 9/4/2018	$242,000	$246,037
2.05%, 4/1/2019	450,000	460,496
2.35%, 2/1/2020	507,000	522,068
2.55%, 9/1/2020	700,000	726,839
3.25%, 9/1/2022	350,000	371,869
3.50%, 2/1/2025	803,000	859,061
3.65%, 3/1/2026	291,000	316,013
3.70%, 4/1/2024	613,000	664,142
4.40%, 12/1/2021	500,000	562,162
4.50%, 4/1/2021	475,000	530,963

		16,012,042

CHEMICALS — 1.7%
Agrium, Inc.:
3.15%, 10/1/2022	224,000	226,878
3.38%, 3/15/2025	150,000	151,439
3.50%, 6/1/2023	250,000	258,356
6.75%, 1/15/2019	3,000	3,335
Air Products & Chemicals, Inc.:
3.00%, 11/3/2021	50,000	53,001
3.35%, 7/31/2024	750,000	798,150
4.38%, 8/21/2019	100,000	108,926
Airgas, Inc.:
1.65%, 2/15/2018	250,000	249,917
2.38%, 2/15/2020	150,000	151,323
3.05%, 8/1/2020	100,000	102,986
3.65%, 7/15/2024	300,000	315,072
Albemarle Corp.:
3.00%, 12/1/2019	100,000	100,616
4.15%, 12/1/2024	100,000	104,263
Braskem Finance, Ltd. 6.45%, 2/3/2024	100,000	101,125
CF Industries, Inc.:
3.45%, 6/1/2023 (b)	650,000	646,256
6.88%, 5/1/2018	120,000	130,267
7.13%, 5/1/2020	350,000	403,746
Cytec Industries, Inc.:
3.50%, 4/1/2023	100,000	98,258
3.95%, 5/1/2025	100,000	99,669
Dow Chemical Co.:
3.00%, 11/15/2022 (b)	656,000	675,081
3.50%, 10/1/2024	283,000	299,728
4.13%, 11/15/2021	350,000	382,560
4.25%, 11/15/2020	340,000	370,199
5.70%, 5/15/2018	50,000	53,773
8.55%, 5/15/2019	1,100,000	1,305,018
Eastman Chemical Co.:
2.70%, 1/15/2020	450,000	461,760
3.60%, 8/15/2022	465,000	484,634
5.50%, 11/15/2019	55,000	60,762
Ecolab, Inc.:
1.45%, 12/8/2017	155,000	155,678
1.55%, 1/12/2018	3,000	3,009
2.00%, 1/14/2019	325,000	328,581
3.25%, 1/14/2023	400,000	418,842
4.35%, 12/8/2021	425,000	475,851
EI du Pont de Nemours & Co.:
2.80%, 2/15/2023	750,000	764,825
3.63%, 1/15/2021	250,000	267,936

4.25%, 4/1/2021	50,000	55,276
4.63%, 1/15/2020	250,000	274,875
5.75%, 3/15/2019	50,000	55,464
6.00%, 7/15/2018	908,000	992,206
International Flavors & Fragrances, Inc. 3.20%, 5/1/2023	50,000	50,372
Lubrizol Corp. 8.88%, 2/1/2019	151,000	179,430
LYB International Finance B.V. 4.00%, 7/15/2023	484,000	517,855
LyondellBasell Industries NV:
5.00%, 4/15/2019	1,000,000	1,080,230
6.00%, 11/15/2021	450,000	525,482
Methanex Corp.:
3.25%, 12/15/2019	100,000	95,101
5.25%, 3/1/2022	930,000	906,750
Monsanto Co.:
2.13%, 7/15/2019	463,000	468,044
2.20%, 7/15/2022	150,000	147,368
2.75%, 7/15/2021	175,000	179,862
2.85%, 4/15/2025	465,000	461,615
3.38%, 7/15/2024	481,000	493,646
5.13%, 4/15/2018	400,000	425,551
Mosaic Co.:
3.75%, 11/15/2021	150,000	157,745
4.25%, 11/15/2023	50,000	53,735
NewMarket Corp. 4.10%, 12/15/2022	50,000	51,910
Potash Corp. of Saskatchewan, Inc.:
3.00%, 4/1/2025 (b)	50,000	50,208
3.25%, 12/1/2017	405,000	415,807
3.63%, 3/15/2024	403,000	424,001
4.88%, 3/30/2020 (b)	150,000	164,835
6.50%, 5/15/2019	150,000	169,847
PPG Industries, Inc.:
2.30%, 11/15/2019	200,000	201,867
3.60%, 11/15/2020	200,000	209,351
Praxair, Inc.:
1.05%, 11/7/2017	100,000	100,078
1.25%, 11/7/2018	250,000	250,336
2.20%, 8/15/2022	195,000	197,748
2.25%, 9/24/2020	100,000	102,379
2.45%, 2/15/2022	350,000	360,422
2.65%, 2/5/2025	115,000	118,091
2.70%, 2/21/2023	150,000	154,952
3.00%, 9/1/2021	3,000	3,182
3.20%, 1/30/2026 (b)	450,000	484,061
4.05%, 3/15/2021	100,000	110,511
4.50%, 8/15/2019	334,000	366,538
Rohm&Haas Co. 6.00%, 9/15/2017	300,000	316,277
RPM International, Inc. 6.13%, 10/15/2019	300,000	333,063
Sherwin-Williams Co. 1.35%, 12/15/2017	266,000	267,066
Syngenta Finance NV 3.13%, 3/28/2022	5,000	5,230
Valspar Corp.:
3.30%, 2/1/2025	200,000	201,538
4.20%, 1/15/2022	90,000	96,454
Westlake Chemical Corp. 3.60%, 7/15/2022 (b)	29,000	29,509

		22,917,688

See accompanying notes to financial statements.

174

SPDR Barclays Intermediate Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

COMMERCIAL SERVICES — 0.7%
Automatic Data Processing, Inc.:
2.25%, 9/15/2020	$462,000	$479,655
3.38%, 9/15/2025	377,000	409,812
Block Financial LLC:
4.13%, 10/1/2020	1,100,000	1,123,633
5.50%, 11/1/2022	414,000	449,027
Board of Trustees of The Leland Stanford Junior University 4.75%, 5/1/2019	250,000	275,714
Catholic Health Initiatives 2.95%, 11/1/2022	360,000	368,049
Cornell University 5.45%, 2/1/2019	125,000	138,793
Emory University 5.63%, 9/1/2019	190,000	216,011
Equifax, Inc.:
2.30%, 6/1/2021	285,000	286,754
3.25%, 6/1/2026	200,000	205,959
3.30%, 12/15/2022	309,000	323,768
MasterCard, Inc. 3.38%, 4/1/2024	446,000	486,656
Moody’s Corp.:
2.75%, 7/15/2019	300,000	309,876
4.50%, 9/1/2022	257,000	287,884
4.88%, 2/15/2024	250,000	283,551
Princeton University 4.95%, 3/1/2019	227,000	250,185
S&P Global, Inc.:
2.50%, 8/15/2018	75,000	76,546
3.30%, 8/14/2020	150,000	156,936
4.00%, 6/15/2025	750,000	818,683
4.40%, 2/15/2026	130,000	145,906
Total System Services, Inc.:
2.38%, 6/1/2018	277,000	278,724
3.75%, 6/1/2023	15,000	15,138
3.80%, 4/1/2021	225,000	238,160
4.80%, 4/1/2026	500,000	541,024
Verisk Analytics, Inc.:
4.00%, 6/15/2025	150,000	156,801
4.13%, 9/12/2022	100,000	105,073
5.80%, 5/1/2021	100,000	114,369
Western Union Co.:
2.88%, 12/10/2017	50,000	50,624
3.65%, 8/22/2018	326,000	336,579
5.25%, 4/1/2020	460,000	498,774
Yale University Series MTN, 2.09%, 4/15/2019	100,000	102,965

		9,531,629

CONSTRUCTION MATERIALS — 0.2%
CRH America, Inc.:
5.75%, 1/15/2021	150,000	170,002
8.13%, 7/15/2018	455,000	509,508
Fortune Brands Home & Security, Inc.:
3.00%, 6/15/2020	100,000	102,898
4.00%, 6/15/2025	100,000	104,151
Martin Marietta Materials, Inc. 4.25%, 7/2/2024	55,000	58,274
Owens Corning:
4.20%, 12/15/2022	309,000	322,470
4.20%, 12/1/2024	150,000	156,923
Vulcan Materials Co. 7.50%, 6/15/2021	1,000,000	1,201,300

		2,625,526

DISTRIBUTION & WHOLESALE — 0.0% (e)
Ingram Micro, Inc.:
4.95%, 12/15/2024	225,000	225,092
5.00%, 8/10/2022	200,000	203,758

		428,850

DIVERSIFIED FINANCIAL SERVICES — 3.9%
Affiliated Managers Group, Inc.:
3.50%, 8/1/2025	74,000	72,897
4.25%, 2/15/2024	100,000	104,674
Air Lease Corp.:
2.13%, 1/15/2018	227,000	226,430
2.63%, 9/4/2018	300,000	300,503
3.38%, 1/15/2019 (b)	410,000	417,954
3.38%, 6/1/2021	200,000	204,109
3.75%, 2/1/2022	146,000	149,127
3.88%, 4/1/2021	53,000	55,204
4.25%, 9/15/2024	125,000	127,159
4.75%, 3/1/2020	351,000	375,125
American Express Co.:
1.55%, 5/22/2018	331,000	331,973
2.65%, 12/2/2022	448,000	452,890
3.63%, 12/5/2024	315,000	323,702
6.15%, 8/28/2017	604,000	638,338
7.00%, 3/19/2018	797,000	871,395
8.13%, 5/20/2019	305,000	359,717
American Express Credit Corp.:
2.13%, 7/27/2018	321,000	326,252
2.13%, 3/18/2019	847,000	860,902
2.25%, 5/5/2021	750,000	759,664
Series F, 2.60%, 9/14/2020	553,000	569,487
Series GMTN, 2.25%, 8/15/2019	661,000	674,330
Series MTN, 1.55%, 9/22/2017	440,000	442,177
Series MTN, 1.80%, 7/31/2018	250,000	252,349
Series MTN, 1.88%, 11/5/2018	135,000	136,417
Series MTN, 2.38%, 5/26/2020	303,000	310,019
Ameriprise Financial, Inc.:
4.00%, 10/15/2023	3,000	3,253
5.30%, 3/15/2020	350,000	392,176
7.30%, 6/28/2019	300,000	347,322
Bear Stearns Cos. LLC:
4.65%, 7/2/2018	294,000	310,937
6.40%, 10/2/2017	1,025,000	1,088,772
7.25%, 2/1/2018	1,486,000	1,616,433
BGC Partners, Inc. 5.13%, 5/27/2021 (b) (d)	250,000	250,000
BlackRock, Inc.:
3.38%, 6/1/2022	302,000	326,200
3.50%, 3/18/2024	366,000	394,340
4.25%, 5/24/2021 (b)	213,000	237,514
6.25%, 9/15/2017	536,000	570,018
Series 2, 5.00%, 12/10/2019	198,000	221,689
Brookfield Finance, Inc. 4.25%, 6/2/2026	475,000	484,667
Capital One Bank USA NA:
2.15%, 11/21/2018	200,000	201,611
2.25%, 2/13/2019	300,000	302,917
2.30%, 6/5/2019	200,000	202,176
3.38%, 2/15/2023	500,000	509,838
8.80%, 7/15/2019	945,000	1,125,657

See accompanying notes to financial statements.

175

SPDR Barclays Intermediate Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Charles Schwab Corp.:
1.50%, 3/10/2018	$150,000	$150,495
2.20%, 7/25/2018	50,000	50,837
3.00%, 3/10/2025	160,000	165,507
3.45%, 2/13/2026	60,000	64,245
4.45%, 7/22/2020	665,000	736,004
CME Group, Inc.:
3.00%, 9/15/2022	407,000	431,002
3.00%, 3/15/2025	380,000	396,930
Discover Financial Services:
3.75%, 3/4/2025	40,000	40,160
3.85%, 11/21/2022	387,000	395,464
3.95%, 11/6/2024	220,000	224,678
5.20%, 4/27/2022	475,000	520,717
E*TRADE Financial Corp. 4.63%, 9/15/2023	100,000	101,000
Eaton Vance Corp. 6.50%, 10/2/2017	80,000	84,797
Franklin Resources, Inc.:
1.38%, 9/15/2017	100,000	100,458
2.80%, 9/15/2022	300,000	311,002
2.85%, 3/30/2025 (b)	130,000	132,584
GE Capital International Funding Co. Unlimited Co.:
2.34%, 11/15/2020 (d)	5,321,000	5,474,537
3.37%, 11/15/2025 (d)	400,000	434,435
General Electric Capital Corp.:
Series GMTN, 3.15%, 9/7/2022	274,000	291,991
Series GMTN, 6.00%, 8/7/2019	316,000	361,443
General Electric Co.:
2.20%, 1/9/2020	1,702,000	1,749,594
3.45%, 5/15/2024	48,000	52,383
4.65%, 10/17/2021	848,000	968,818
Series GMTN, 2.30%, 1/14/2019	88,000	90,734
Series GMTN, 3.10%, 1/9/2023	200,000	212,831
Series GMTN, 4.63%, 1/7/2021	192,000	216,629
Series GMTN, 5.63%, 9/15/2017	174,000	184,177
Series GMTN, 5.63%, 5/1/2018	590,000	640,097
HSBC Finance Corp. 6.68%, 1/15/2021	1,608,000	1,798,045
Intercontinental Exchange, Inc.:
2.50%, 10/15/2018	301,000	308,830
2.75%, 12/1/2020	445,000	465,677
3.75%, 12/1/2025	575,000	620,623
4.00%, 10/15/2023	200,000	217,171
International Lease Finance Corp. 7.13%, 9/1/2018 (d)	590,000	646,050
Invesco Finance PLC:
3.13%, 11/30/2022	222,000	230,641
3.75%, 1/15/2026	3,000	3,200
4.00%, 1/30/2024	215,000	232,595
Jefferies Group LLC:
5.13%, 4/13/2018	387,000	403,963
5.13%, 1/20/2023	642,000	670,301
6.88%, 4/15/2021	209,000	236,736
8.50%, 7/15/2019 (b)	270,000	308,549
Lazard Group LLC:
3.75%, 2/13/2025	100,000	99,311
4.25%, 11/14/2020	346,000	369,207
Legg Mason, Inc.:
2.70%, 7/15/2019	150,000	152,835

3.95%, 7/15/2024	260,000	260,098
4.75%, 3/15/2026	150,000	158,421
MasterCard, Inc. 2.00%, 4/1/2019	169,000	172,945
Nasdaq, Inc.:
3.85%, 6/30/2026	70,000	71,750
4.25%, 6/1/2024	50,000	52,454
5.25%, 1/16/2018	60,000	63,376
5.55%, 1/15/2020	446,000	492,351
National Rural Utilities Cooperative Finance Corp.:
1.65%, 2/8/2019	85,000	85,966
2.00%, 1/27/2020	50,000	50,821
2.15%, 2/1/2019	50,000	51,011
2.30%, 11/15/2019	100,000	103,029
2.30%, 11/1/2020	180,000	185,045
2.35%, 6/15/2020	90,000	92,816
2.70%, 2/15/2023	250,000	260,132
2.85%, 1/27/2025	3,000	3,103
3.05%, 2/15/2022	50,000	52,884
4.75%, 4/30/2043 (f)	100,000	97,500
5.25%, 4/20/2046 (f)	600,000	612,000
5.45%, 2/1/2018	270,000	287,669
10.38%, 11/1/2018	459,000	554,154
Series MTN, 3.25%, 11/1/2025	200,000	215,592
Nomura Holdings, Inc.:
6.70%, 3/4/2020	826,000	956,979
Series GMTN, 2.75%, 3/19/2019	200,000	204,343
NYSE Holdings LLC 2.00%, 10/5/2017	100,000	101,008
Stifel Financial Corp.:
3.50%, 12/1/2020	500,000	508,913
4.25%, 7/18/2024	200,000	203,486
Synchrony Financial:
1.88%, 8/15/2017	63,000	63,054
2.60%, 1/15/2019	836,000	843,850
2.70%, 2/3/2020	400,000	400,466
3.00%, 8/15/2019	369,000	374,851
3.75%, 8/15/2021	100,000	103,360
4.25%, 8/15/2024	514,000	528,050
4.50%, 7/23/2025	300,000	310,506
TD Ameritrade Holding Corp.:
2.95%, 4/1/2022	101,000	104,879
5.60%, 12/1/2019	249,000	277,103
Visa, Inc.:
1.20%, 12/14/2017	365,000	367,412
2.20%, 12/14/2020	1,401,000	1,441,434
2.80%, 12/14/2022	950,000	999,581
3.15%, 12/14/2025	1,189,000	1,262,833
Washington Prime Group L.P. 3.85%, 4/1/2020	50,000	51,615

		52,302,437

ELECTRIC — 4.9%
Alabama Power Co.:
2.80%, 4/1/2025	100,000	104,042
Series 13-A, 3.55%, 12/1/2023	29,000	31,781
Series Q, 5.50%, 10/15/2017	175,000	184,844
Ameren Corp.:
2.70%, 11/15/2020	200,000	205,436
3.65%, 2/15/2026	225,000	242,319

See accompanying notes to financial statements.

176

SPDR Barclays Intermediate Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Ameren Illinois Co. 2.70%, 9/1/2022	$150,000	$156,815
American Electric Power Co., Inc. 1.65%, 12/15/2017	591,000	592,427
Appalachian Power Co. 3.40%, 6/1/2025 (b)	150,000	159,088
Arizona Public Service Co.:
2.20%, 1/15/2020	100,000	102,128
3.15%, 5/15/2025 (b)	175,000	185,950
3.35%, 6/15/2024	150,000	162,230
8.75%, 3/1/2019	4,000	4,697
Baltimore Gas & Electric Co.:
2.80%, 8/15/2022	50,000	51,798
3.35%, 7/1/2023	250,000	264,816
Berkshire Hathaway Energy Co.:
2.40%, 2/1/2020	175,000	179,236
3.50%, 2/1/2025	50,000	53,919
3.75%, 11/15/2023	100,000	109,378
5.75%, 4/1/2018	160,000	172,097
Berkshire Hathaway, Inc. 2.75%, 3/15/2023	500,000	516,445
Black Hills Corp.:
2.50%, 1/11/2019	130,000	131,386
3.95%, 1/15/2026	300,000	318,886
4.25%, 11/30/2023	100,000	108,514
Cleco Corporate Holdings LLC 3.74%, 5/1/2026 (d)	600,000	613,546
Cleveland Electric Illuminating Co. Series D, 7.88%, 11/1/2017	150,000	162,390
CMS Energy Corp.:
3.00%, 5/15/2026	1,035,000	1,049,347
3.60%, 11/15/2025	200,000	212,897
3.88%, 3/1/2024	50,000	54,155
5.05%, 2/15/2018	100,000	106,129
5.05%, 3/15/2022	200,000	228,434
8.75%, 6/15/2019	100,000	119,995
Commonwealth Edison Co.:
2.55%, 6/15/2026	500,000	508,020
3.10%, 11/1/2024 (b)	350,000	371,761
3.40%, 9/1/2021	100,000	108,060
4.00%, 8/1/2020	96,000	104,740
5.80%, 3/15/2018	544,000	587,636
Consolidated Edison Co. of New York, Inc.:
3.30%, 12/1/2024 (b)	25,000	26,863
4.45%, 6/15/2020	70,000	77,518
6.65%, 4/1/2019	230,000	262,557
7.13%, 12/1/2018 (b)	167,000	190,447
Series 08-A, 5.85%, 4/1/2018	205,000	221,672
Consolidated Edison, Inc. 2.00%, 5/15/2021	330,000	332,486
Constellation Energy Group, Inc. 5.15%, 12/1/2020	300,000	335,500
Consumers Energy Co.:
2.85%, 5/15/2022	100,000	104,527
3.13%, 8/31/2024	100,000	105,981
3.38%, 8/15/2023	200,000	215,651
5.65%, 9/15/2018	100,000	109,559
5.65%, 4/15/2020	35,000	39,961
Delmarva Power & Light Co. 3.50%, 11/15/2023	201,000	217,116

Dominion Resources, Inc.:
1.90%, 6/15/2018 (b)	73,000	73,488
2.50%, 12/1/2019	100,000	102,238
2.96%, 7/1/2019 (a)	125,000	126,822
3.63%, 12/1/2024	150,000	157,032
3.90%, 10/1/2025	350,000	372,852
4.10%, 4/1/2021 (a)	420,000	442,943
4.45%, 3/15/2021 (b)	350,000	384,764
5.20%, 8/15/2019	125,000	137,424
6.40%, 6/15/2018	148,000	161,497
DTE Electric Co.:
2.65%, 6/15/2022	150,000	156,182
3.45%, 10/1/2020	225,000	241,383
3.65%, 3/15/2024	175,000	192,685
Series G, 5.60%, 6/15/2018	500,000	542,781
DTE Energy Co.:
2.40%, 12/1/2019	100,000	101,916
3.30%, 6/15/2022	100,000	104,481
Duke Energy Carolinas LLC:
2.50%, 3/15/2023	500,000	515,964
3.90%, 6/15/2021	225,000	248,209
5.25%, 1/15/2018	200,000	212,498
Series C, 7.00%, 11/15/2018	27,000	30,609
Duke Energy Corp.:
2.10%, 6/15/2018	170,000	171,525
3.05%, 8/15/2022	931,000	965,780
3.55%, 9/15/2021	275,000	292,141
3.75%, 4/15/2024	248,000	266,806
3.95%, 10/15/2023	273,000	297,404
5.05%, 9/15/2019	325,000	357,480
6.25%, 6/15/2018	100,000	108,832
Duke Energy Florida LLC:
3.10%, 8/15/2021	210,000	223,541
4.55%, 4/1/2020	100,000	109,375
5.65%, 6/15/2018	330,000	358,822
Duke Energy Florida Project Finance LLC Series 2026, 2.54%, 9/1/2031	250,000	252,701
Duke Energy Ohio, Inc.:
3.80%, 9/1/2023	50,000	55,194
5.45%, 4/1/2019	250,000	277,322
Duke Energy Progress LLC:
2.80%, 5/15/2022	60,000	62,883
3.25%, 8/15/2025 (b)	200,000	215,265
5.30%, 1/15/2019	100,000	110,076
Edison International:
2.95%, 3/15/2023	250,000	256,487
3.75%, 9/15/2017	350,000	360,767
Emera US Finance L.P.:
2.15%, 6/15/2019 (d)	225,000	226,381
2.70%, 6/15/2021 (d)	250,000	252,225
3.55%, 6/15/2026 (b) (d)	400,000	408,778
Empresa Nacional de Electricidad SA 4.25%, 4/15/2024	50,000	53,155
Entergy Arkansas, Inc.:
3.05%, 6/1/2023	100,000	104,333
3.50%, 4/1/2026	870,000	955,181
3.70%, 6/1/2024	450,000	493,248
3.75%, 2/15/2021	200,000	217,516

See accompanying notes to financial statements.

177

SPDR Barclays Intermediate Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Entergy Corp.:
4.00%, 7/15/2022	$150,000	$160,822
5.13%, 9/15/2020	300,000	331,092
Entergy Louisiana LLC 4.05%, 9/1/2023	200,000	223,697
Entergy Mississippi, Inc. 3.10%, 7/1/2023	200,000	207,866
Entergy Texas, Inc. 7.13%, 2/1/2019	450,000	509,538
Eversource Energy:
1.45%, 5/1/2018	100,000	99,980
2.50%, 3/15/2021	200,000	204,972
2.80%, 5/1/2023	150,000	153,502
3.35%, 3/15/2026	200,000	210,368
4.50%, 11/15/2019 (b)	415,000	453,274
Series H, 3.15%, 1/15/2025	200,000	207,941
Exelon Corp.:
2.45%, 4/15/2021	400,000	405,609
2.85%, 6/15/2020	228,000	235,490
3.40%, 4/15/2026	300,000	311,801
3.95%, 6/15/2025	495,000	534,573
Exelon Generation Co. LLC:
2.95%, 1/15/2020 (b)	300,000	307,500
4.00%, 10/1/2020 (b)	185,000	196,990
4.25%, 6/15/2022 (b)	121,000	129,306
5.20%, 10/1/2019	65,000	71,457
6.20%, 10/1/2017	124,000	131,248
FirstEnergy Solutions Corp. 6.05%, 8/15/2021 (b)	266,000	286,360
Florida Power & Light Co.:
2.75%, 6/1/2023 (b)	175,000	183,790
3.13%, 12/1/2025	100,000	106,830
3.25%, 6/1/2024	300,000	324,128
5.55%, 11/1/2017	106,000	112,164
Georgia Power Co.:
1.95%, 12/1/2018	118,000	119,927
2.40%, 4/1/2021 (b)	200,000	206,754
2.85%, 5/15/2022	200,000	208,977
3.25%, 4/1/2026	500,000	531,776
4.25%, 12/1/2019	210,000	229,712
Great Plains Energy, Inc.:
4.85%, 6/1/2021	300,000	329,281
5.29%, 6/15/2022 (a)	300,000	337,243
Indiana Michigan Power Co. 7.00%, 3/15/2019	165,000	186,592
Interstate Power & Light Co.:
3.25%, 12/1/2024	150,000	159,700
3.40%, 8/15/2025	150,000	161,124
ITC Holdings Corp.:
3.25%, 6/30/2026	300,000	300,898
3.65%, 6/15/2024	150,000	155,992
Jersey Central Power & Light Co. 7.35%, 2/1/2019	300,000	337,495
Kansas City Power & Light Co.:
3.65%, 8/15/2025	175,000	185,988
Series 09A, 7.15%, 4/1/2019	300,000	344,302
Kentucky Utilities Co. 3.30%, 10/1/2025	200,000	214,587
LG&E and KU Energy LLC:
3.75%, 11/15/2020	300,000	320,492
4.38%, 10/1/2021	50,000	55,210

Louisville Gas & Electric Co. Series 25, 3.30%, 10/1/2025	300,000	321,880
Metropolitan Edison Co. 7.70%, 1/15/2019	40,000	45,185
MidAmerican Energy Co.:
2.40%, 3/15/2019	150,000	154,809
3.50%, 10/15/2024	200,000	218,378
3.70%, 9/15/2023	350,000	385,485
Nevada Power Co.:
6.50%, 8/1/2018	32,000	35,380
7.13%, 3/15/2019	300,000	346,083
NextEra Energy Capital Holdings, Inc.:
2.30%, 4/1/2019	335,000	340,780
2.40%, 9/15/2019	15,000	15,293
3.63%, 6/15/2023	100,000	104,737
6.00%, 3/1/2019	385,000	426,851
Series F, 2.06%, 9/1/2017	217,000	218,711
NiSource Finance Corp.:
5.45%, 9/15/2020	200,000	226,699
6.13%, 3/1/2022	426,000	509,218
6.40%, 3/15/2018 (b)	251,000	271,442
Northern States Power Co.:
2.20%, 8/15/2020	100,000	103,071
5.25%, 3/1/2018	36,000	38,447
NSTAR Electric Co.:
2.38%, 10/15/2022	150,000	152,885
2.70%, 6/1/2026	600,000	613,139
3.25%, 11/15/2025	125,000	134,037
NV Energy, Inc. 6.25%, 11/15/2020	537,000	638,151
Oglethorpe Power Corp. 6.10%, 3/15/2019	225,000	249,893
Ohio Power Co.:
6.05%, 5/1/2018	25,000	26,887
Series M, 5.38%, 10/1/2021	450,000	520,823
Oncor Electric Delivery Co. LLC:
2.15%, 6/1/2019	196,000	198,239
2.95%, 4/1/2025	100,000	102,851
4.10%, 6/1/2022	150,000	165,993
6.80%, 9/1/2018	127,000	141,404
7.00%, 9/1/2022	500,000	633,877
Pacific Gas & Electric Co.:
2.45%, 8/15/2022	150,000	153,179
2.95%, 3/1/2026	500,000	519,870
3.25%, 6/15/2023	300,000	319,652
3.40%, 8/15/2024	550,000	591,930
3.50%, 10/1/2020	53,000	57,068
3.50%, 6/15/2025	500,000	542,399
3.75%, 2/15/2024	300,000	329,466
5.63%, 11/30/2017	200,000	212,188
8.25%, 10/15/2018	308,000	355,187
PacifiCorp:
2.95%, 2/1/2022	300,000	316,767
3.35%, 7/1/2025	200,000	216,162
3.60%, 4/1/2024 (b)	165,000	180,839
3.85%, 6/15/2021	11,000	12,110
5.50%, 1/15/2019	32,000	35,282
5.65%, 7/15/2018	27,000	29,486
PECO Energy Co.:
2.38%, 9/15/2022	100,000	102,862

See accompanying notes to financial statements.

178

SPDR Barclays Intermediate Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

3.15%, 10/15/2025	$200,000	$213,393
5.35%, 3/1/2018	220,000	235,124
Pennsylvania Electric Co.:
5.20%, 4/1/2020	100,000	107,138
6.05%, 9/1/2017	213,000	223,420
PG&E Corp. 2.40%, 3/1/2019	200,000	203,497
Portland General Electric Co. 6.10%, 4/15/2019	150,000	167,789
Potomac Electric Power Co. 3.60%, 3/15/2024	50,000	54,236
PPL Capital Funding, Inc.:
1.90%, 6/1/2018	60,000	60,311
3.10%, 5/15/2026	750,000	754,711
3.40%, 6/1/2023	162,000	169,137
3.50%, 12/1/2022	150,000	159,098
3.95%, 3/15/2024	100,000	107,590
PPL Electric Utilities Corp.:
2.50%, 9/1/2022	100,000	103,088
3.00%, 9/15/2021	100,000	106,325
Progress Energy, Inc.:
3.15%, 4/1/2022	125,000	129,902
4.40%, 1/15/2021	125,000	136,762
7.05%, 3/15/2019	206,000	234,397
PSEG Power LLC:
2.45%, 11/15/2018	350,000	353,963
3.00%, 6/15/2021 (b)	500,000	503,730
4.30%, 11/15/2023 (b)	50,000	52,456
5.13%, 4/15/2020	130,000	142,086
Public Service Co. of Colorado:
2.25%, 9/15/2022 (b)	50,000	51,228
2.90%, 5/15/2025	100,000	104,588
5.13%, 6/1/2019	200,000	221,670
5.80%, 8/1/2018	400,000	437,379
Public Service Co. of New Hampshire 3.50%, 11/1/2023	50,000	53,767
Public Service Co. of New Mexico 3.85%, 8/1/2025	200,000	210,972
Public Service Co. of Oklahoma 4.40%, 2/1/2021	20,000	21,867
Public Service Electric & Gas Co.:
3.00%, 5/15/2025	150,000	160,056
Series I, 1.80%, 6/1/2019	275,000	279,775
Series MTN, 1.90%, 3/15/2021	250,000	254,842
Series MTN, 2.00%, 8/15/2019	150,000	153,411
Series MTN, 2.38%, 5/15/2023	50,000	50,926
Series MTN, 3.05%, 11/15/2024	250,000	265,836
Puget Energy, Inc.:
3.65%, 5/15/2025	250,000	255,495
5.63%, 7/15/2022	150,000	169,978
6.00%, 9/1/2021	200,000	230,215
6.50%, 12/15/2020	300,000	347,346
San Diego Gas & Electric Co.:
2.50%, 5/15/2026	550,000	557,341
3.00%, 8/15/2021	100,000	106,782
Series NNN, 3.60%, 9/1/2023	200,000	219,973
SCANA Corp.:
4.13%, 2/1/2022	200,000	206,381
Series MTN, 4.75%, 5/15/2021	150,000	159,288
Sierra Pacific Power Co. 2.60%, 5/1/2026 (d)	500,000	509,617

South Carolina Electric & Gas Co. 5.25%, 11/1/2018	425,000	462,818
Southern California Edison Co.:
1.85%, 2/1/2022	390,000	394,712
3.88%, 6/1/2021	237,000	260,986
5.50%, 8/15/2018	50,000	54,688
Series B, 2.40%, 2/1/2022	115,000	119,543
Southern Co.:
1.30%, 8/15/2017	54,000	54,089
1.55%, 7/1/2018	65,000	65,433
1.85%, 7/1/2019	315,000	318,634
2.15%, 9/1/2019	100,000	101,784
2.35%, 7/1/2021	550,000	560,389
2.45%, 9/1/2018	117,000	119,708
2.75%, 6/15/2020	235,000	242,469
2.95%, 7/1/2023	350,000	361,902
3.25%, 7/1/2026	700,000	724,016
Southern Power Co.:
1.85%, 12/1/2017	220,000	221,563
4.15%, 12/1/2025	550,000	587,430
Series 15A, 1.50%, 6/1/2018	222,000	222,956
Series 15B, 2.38%, 6/1/2020	200,000	203,162
Southwestern Electric Power Co.:
3.55%, 2/15/2022	250,000	266,818
6.45%, 1/15/2019	125,000	138,685
Series F, 5.88%, 3/1/2018	50,000	53,379
Tampa Electric Co. 2.60%, 9/15/2022	150,000	154,051
TECO Finance, Inc. 5.15%, 3/15/2020	300,000	332,278
TransAlta Corp.:
4.50%, 11/15/2022	225,000	204,750
6.90%, 5/15/2018 (b)	328,000	336,200
Tri-State Generation & Transmission Association, Inc. 3.70%, 11/1/2024	100,000	106,512
Tucson Electric Power Co.:
3.05%, 3/15/2025	150,000	151,178
5.15%, 11/15/2021	275,000	311,036
UIL Holdings Corp. 4.63%, 10/1/2020	200,000	213,570
Union Electric Co.:
3.50%, 4/15/2024	175,000	189,783
6.70%, 2/1/2019	50,000	56,720
Virginia Electric & Power Co.:
2.75%, 3/15/2023	90,000	93,380
2.95%, 1/15/2022	20,000	21,088
3.45%, 2/15/2024	388,000	419,076
5.40%, 4/30/2018	215,000	231,209
5.95%, 9/15/2017	111,000	117,619
Series A, 3.10%, 5/15/2025	525,000	554,969
Series A, 3.15%, 1/15/2026	680,000	720,832
WEC Energy Group, Inc.:
1.65%, 6/15/2018	138,000	139,032
2.45%, 6/15/2020	249,000	255,358
3.55%, 6/15/2025	300,000	322,703
Westar Energy, Inc.:
2.55%, 7/1/2026	350,000	351,077
3.25%, 12/1/2025	70,000	74,607
5.10%, 7/15/2020	100,000	112,280

See accompanying notes to financial statements.

179

SPDR Barclays Intermediate Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Wisconsin Electric Power Co.:
2.95%, 9/15/2021	$125,000	$131,270
3.10%, 6/1/2025 (b)	200,000	211,793
4.25%, 12/15/2019	150,000	163,547
Wisconsin Power & Light Co. 5.00%, 7/15/2019	175,000	192,004
Xcel Energy, Inc.:
2.40%, 3/15/2021	131,000	134,559
3.30%, 6/1/2025	450,000	474,564
4.70%, 5/15/2020	658,000	719,135

		66,343,819

ELECTRICAL COMPONENTS & EQUIPMENT — 0.2%
Emerson Electric Co.:
2.63%, 12/1/2021	301,000	313,809
2.63%, 2/15/2023	101,000	103,939
3.15%, 6/1/2025	200,000	212,089
4.88%, 10/15/2019	56,000	62,127
5.00%, 4/15/2019	200,000	220,286
5.25%, 10/15/2018	60,000	65,481
Hubbell, Inc. 3.35%, 3/1/2026	375,000	384,323
Legrand France SA 8.50%, 2/15/2025	775,000	1,051,246

		2,413,300

ELECTRONICS — 0.7%
Agilent Technologies, Inc.:
3.20%, 10/1/2022	125,000	128,127
3.88%, 7/15/2023	200,000	211,004
5.00%, 7/15/2020	200,000	220,347
Amphenol Corp.:
1.55%, 9/15/2017	250,000	250,470
2.55%, 1/30/2019	27,000	27,423
3.13%, 9/15/2021	300,000	310,936
4.00%, 2/1/2022	157,000	167,358
Arrow Electronics, Inc.:
3.00%, 3/1/2018 (b)	100,000	100,904
3.50%, 4/1/2022	55,000	56,077
4.00%, 4/1/2025	100,000	101,846
4.50%, 3/1/2023	100,000	106,922
5.13%, 3/1/2021	150,000	162,995
Avnet, Inc.:
4.63%, 4/15/2026	750,000	778,138
4.88%, 12/1/2022	250,000	270,119
Corning, Inc.:
1.45%, 11/15/2017	200,000	199,886
1.50%, 5/8/2018	200,000	199,847
3.70%, 11/15/2023 (b)	80,000	83,859
Flextronics International, Ltd.:
4.63%, 2/15/2020	25,000	26,117
4.75%, 6/15/2025	250,000	256,250
5.00%, 2/15/2023	50,000	52,000
FLIR Systems, Inc. 3.13%, 6/15/2021	125,000	127,784
Fortive Corp.:
1.80%, 6/15/2019 (d)	125,000	125,881
2.35%, 6/15/2021 (d)	350,000	354,767
3.15%, 6/15/2026 (d)	350,000	361,128
Honeywell International, Inc.:
4.25%, 3/1/2021	425,000	475,748
5.00%, 2/15/2019	415,000	456,091

5.30%, 3/1/2018	357,000	382,480
Jabil Circuit, Inc. 4.70%, 9/15/2022	627,000	636,405
Keysight Technologies, Inc.:
3.30%, 10/30/2019	250,000	251,491
4.55%, 10/30/2024	150,000	152,594
Koninklijke Philips NV:
3.75%, 3/15/2022	340,000	362,180
5.75%, 3/11/2018	667,000	713,751
PerkinElmer, Inc. 5.00%, 11/15/2021	250,000	278,794
Tech Data Corp. 3.75%, 9/21/2017	100,000	102,539
Thermo Fisher Scientific, Inc.:
1.85%, 1/15/2018	137,000	137,535
3.15%, 1/15/2023	425,000	436,142
3.30%, 2/15/2022	285,000	295,141
4.15%, 2/1/2024	374,000	407,414
Tyco Electronics Group SA 2.35%, 8/1/2019	176,000	177,502

		9,945,992

ENGINEERING & CONSTRUCTION — 0.1%
ABB Finance USA, Inc. 2.88%, 5/8/2022	737,000	765,611
Fluor Corp.:
3.38%, 9/15/2021	550,000	584,539
3.50%, 12/15/2024	150,000	157,379

		1,507,529

ENVIRONMENTAL CONTROL — 0.3%
Republic Services, Inc.:
2.90%, 7/1/2026 (c)	275,000	280,297
3.20%, 3/15/2025	360,000	376,459
3.55%, 6/1/2022	280,000	297,809
3.80%, 5/15/2018	260,000	271,627
4.75%, 5/15/2023	150,000	171,324
5.00%, 3/1/2020 (b)	200,000	221,742
5.25%, 11/15/2021	150,000	172,689
5.50%, 9/15/2019	330,000	369,115
Waste Management, Inc.:
2.40%, 5/15/2023	300,000	304,340
2.90%, 9/15/2022	42,000	44,004
3.13%, 3/1/2025	150,000	157,142
3.50%, 5/15/2024	150,000	161,602
4.60%, 3/1/2021	210,000	235,190
4.75%, 6/30/2020	200,000	224,342
6.10%, 3/15/2018	325,000	352,135

		3,639,817

FOOD — 1.5%
Campbell Soup Co.:
3.30%, 3/19/2025	100,000	105,022
4.25%, 4/15/2021	150,000	165,084
ConAgra Foods, Inc.:
1.90%, 1/25/2018	321,000	323,369
3.20%, 1/25/2023	204,000	209,958
3.25%, 9/15/2022	425,000	437,895
7.00%, 4/15/2019	51,000	57,577
General Mills, Inc.:
1.40%, 10/20/2017	186,000	187,100
2.20%, 10/21/2019	218,000	222,865
3.15%, 12/15/2021	750,000	794,547
3.65%, 2/15/2024	146,000	159,562

See accompanying notes to financial statements.

180

SPDR Barclays Intermediate Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

5.65%, 2/15/2019	$96,000	$106,716
Hershey Co. 3.20%, 8/21/2025	200,000	215,158
Ingredion, Inc. 1.80%, 9/25/2017	150,000	150,745
JM Smucker Co.:
1.75%, 3/15/2018	235,000	236,809
2.50%, 3/15/2020	331,000	340,287
3.00%, 3/15/2022	50,000	52,092
3.50%, 10/15/2021	300,000	321,927
3.50%, 3/15/2025	300,000	322,984
Kellogg Co.:
3.25%, 5/21/2018	35,000	36,208
3.25%, 4/1/2026	300,000	308,224
4.00%, 12/15/2020	375,000	409,077
4.15%, 11/15/2019	165,000	178,163
Kraft Heinz Foods Co.:
2.00%, 7/2/2018 (d)	460,000	466,055
2.80%, 7/2/2020 (d)	800,000	829,999
3.00%, 6/1/2026 (d)	820,000	828,645
3.50%, 6/6/2022	1,011,000	1,074,140
3.50%, 7/15/2022 (d)	600,000	636,466
3.95%, 7/15/2025 (d)	254,000	276,947
5.38%, 2/10/2020	350,000	392,671
6.13%, 8/23/2018	302,000	331,416
Kroger Co.:
2.00%, 1/15/2019	250,000	253,382
2.30%, 1/15/2019	168,000	171,617
2.60%, 2/1/2021	150,000	155,066
2.95%, 11/1/2021	350,000	366,759
3.30%, 1/15/2021	200,000	212,658
3.40%, 4/15/2022	477,000	507,594
3.50%, 2/1/2026 (b)	54,000	58,264
6.15%, 1/15/2020	300,000	344,936
6.40%, 8/15/2017	670,000	709,551
McCormick & Co., Inc.:
3.25%, 11/15/2025	200,000	214,799
3.50%, 9/1/2023	207,000	224,257
Mondelez International, Inc.:
2.25%, 2/1/2019	450,000	459,866
4.00%, 2/1/2024	60,000	66,233
5.38%, 2/10/2020	810,000	916,325
6.13%, 2/1/2018	509,000	547,010
6.13%, 8/23/2018	100,000	109,741
Sysco Corp.:
1.90%, 4/1/2019	145,000	146,496
2.50%, 7/15/2021	355,000	362,243
2.60%, 10/1/2020	394,000	404,757
3.75%, 10/1/2025	400,000	430,232
5.25%, 2/12/2018	297,000	314,974
5.38%, 3/17/2019	200,000	219,639
Tyson Foods, Inc.:
2.65%, 8/15/2019	288,000	296,890
3.95%, 8/15/2024	617,000	665,721
4.50%, 6/15/2022	300,000	333,497
Unilever Capital Corp.:
2.20%, 3/6/2019	253,000	260,566
4.25%, 2/10/2021	150,000	167,767
4.80%, 2/15/2019	600,000	656,972
Whole Foods Market, Inc. 5.20%, 12/3/2025 (d)	250,000	267,020

		20,022,540

FOREST PRODUCTS & PAPER — 0.2%
Celulosa Arauco y Constitucion SA:
4.50%, 8/1/2024	350,000	365,312
4.75%, 1/11/2022	5,000	5,331
7.25%, 7/29/2019	300,000	341,241
Domtar Corp. 4.40%, 4/1/2022	50,000	51,942
Fibria Overseas Finance, Ltd. 5.25%, 5/12/2024 (b)	100,000	102,500
International Paper Co.:
3.65%, 6/15/2024	461,000	483,290
4.75%, 2/15/2022	140,000	155,633
7.50%, 8/15/2021	900,000	1,099,785
7.95%, 6/15/2018	268,000	299,298
9.38%, 5/15/2019	49,000	58,421
Plum Creek Timberlands L.P. 4.70%, 3/15/2021	300,000	328,793

		3,291,546

GAS — 0.5%
AGL Capital Corp.:
3.25%, 6/15/2026	125,000	127,672
3.50%, 9/15/2021	15,000	15,849
3.88%, 11/15/2025	200,000	212,327
Atmos Energy Corp. 8.50%, 3/15/2019	150,000	176,831
CenterPoint Energy Resources Corp.:
4.50%, 1/15/2021	640,000	686,511
Series MTN, 6.00%, 5/15/2018	50,000	53,712
CenterPoint Energy, Inc. 6.50%, 5/1/2018	100,000	108,017
Dominion Gas Holdings LLC:
2.50%, 12/15/2019	150,000	153,395
2.80%, 11/15/2020 (b)	595,000	612,861
3.60%, 12/15/2024 (b)	475,000	502,183
National Fuel Gas Co.:
3.75%, 3/1/2023	175,000	170,015
4.90%, 12/1/2021	400,000	417,326
5.20%, 7/15/2025	300,000	312,000
ONE Gas, Inc. 2.07%, 2/1/2019	220,000	223,038
Sempra Energy:
2.40%, 3/15/2020	185,000	187,346
2.85%, 11/15/2020	155,000	159,647
2.88%, 10/1/2022	57,000	58,296
3.55%, 6/15/2024	25,000	26,196
3.75%, 11/15/2025 (b)	100,000	105,993
4.05%, 12/1/2023	47,000	50,905
6.15%, 6/15/2018	220,000	238,920
9.80%, 2/15/2019	375,000	450,896
Southern California Gas Co.:
1.55%, 6/15/2018	100,000	100,923
2.60%, 6/15/2026	500,000	512,354
3.15%, 9/15/2024	248,000	264,281
3.20%, 6/15/2025	150,000	160,912
Series HH, 5.45%, 4/15/2018	150,000	160,522

		6,248,928

HAND & MACHINE TOOLS — 0.1%
Kennametal, Inc. 2.65%, 11/1/2019 (b)	500,000	486,953

See accompanying notes to financial statements.

181

SPDR Barclays Intermediate Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Stanley Black & Decker, Inc.:
2.45%, 11/17/2018	$268,000	$272,721
2.90%, 11/1/2022	164,000	171,294
3.40%, 12/1/2021	450,000	477,033

		1,408,001

HEALTH CARE PRODUCTS — 1.8%
Baxter International, Inc. 3.20%, 6/15/2023	750,000	769,865
Becton Dickinson and Co.:
1.80%, 12/15/2017	553,000	557,439
2.68%, 12/15/2019	855,000	877,486
3.13%, 11/8/2021	150,000	155,545
3.25%, 11/12/2020	281,000	294,224
3.30%, 3/1/2023	100,000	104,147
3.73%, 12/15/2024	306,000	329,286
3.88%, 5/15/2024	150,000	161,594
5.00%, 5/15/2019	350,000	382,184
6.38%, 8/1/2019	200,000	226,836
Boston Scientific Corp.:
2.65%, 10/1/2018	80,000	81,595
2.85%, 5/15/2020	100,000	102,343
3.38%, 5/15/2022	171,000	177,085
3.85%, 5/15/2025	500,000	528,311
4.13%, 10/1/2023	425,000	461,292
6.00%, 1/15/2020	250,000	281,854
Covidien International Finance SA:
3.20%, 6/15/2022	317,000	335,925
4.20%, 6/15/2020	465,000	510,504
6.00%, 10/15/2017	303,000	322,381
CR Bard, Inc.:
1.38%, 1/15/2018	395,000	394,720
3.00%, 5/15/2026	675,000	690,656
Danaher Corp.:
1.65%, 9/15/2018	188,000	190,816
2.40%, 9/15/2020 (b)	330,000	342,971
3.35%, 9/15/2025	155,000	170,419
3.90%, 6/23/2021	200,000	220,246
5.40%, 3/1/2019	250,000	277,226
5.63%, 1/15/2018	30,000	32,180
Edwards Lifesciences Corp. 2.88%, 10/15/2018	270,000	277,139
Life Technologies Corp.:
5.00%, 1/15/2021	330,000	363,435
6.00%, 3/1/2020	435,000	489,881
Medtronic, Inc.:
1.38%, 4/1/2018	410,000	411,651
1.50%, 3/15/2018	200,000	201,477
2.50%, 3/15/2020	1,025,000	1,059,363
2.75%, 4/1/2023	200,000	207,930
3.13%, 3/15/2022	465,000	492,282
3.15%, 3/15/2022	1,100,000	1,168,790
3.50%, 3/15/2025	1,118,000	1,219,186
3.63%, 3/15/2024	200,000	220,014
4.13%, 3/15/2021	350,000	385,245
4.45%, 3/15/2020	385,000	424,830
5.60%, 3/15/2019	450,000	500,567
St Jude Medical, Inc.:
2.00%, 9/15/2018	200,000	202,850
2.80%, 9/15/2020	250,000	258,728

3.25%, 4/15/2023	116,000	119,139
3.88%, 9/15/2025 (b)	325,000	346,021
Stryker Corp.:
1.30%, 4/1/2018	370,000	370,370
2.00%, 3/8/2019	310,000	314,431
2.63%, 3/15/2021	350,000	362,041
3.38%, 5/15/2024	160,000	168,023
3.38%, 11/1/2025	150,000	157,560
3.50%, 3/15/2026	325,000	344,495
4.38%, 1/15/2020	100,000	108,987
Thermo Fisher Scientific, Inc.:
2.15%, 12/14/2018	60,000	60,513
2.40%, 2/1/2019	364,000	368,977
3.00%, 4/15/2023	855,000	870,608
3.60%, 8/15/2021	350,000	368,135
3.65%, 12/15/2025	150,000	157,249
4.50%, 3/1/2021	300,000	328,830
4.70%, 5/1/2020	300,000	327,824
Zimmer Biomet Holdings, Inc.:
2.00%, 4/1/2018	495,000	496,933
2.70%, 4/1/2020	465,000	469,620
3.15%, 4/1/2022	309,000	313,833
3.38%, 11/30/2021	225,000	232,332
3.55%, 4/1/2025	875,000	898,002

		24,046,421

HEALTH CARE SERVICES — 1.5%
Aetna, Inc.:
1.50%, 11/15/2017	258,000	258,586
1.70%, 6/7/2018	415,000	418,224
1.90%, 6/7/2019	535,000	542,580
2.20%, 3/15/2019	300,000	305,727
2.40%, 6/15/2021	460,000	470,980
2.75%, 11/15/2022	89,000	89,928
2.80%, 6/15/2023	905,000	926,585
3.20%, 6/15/2026	435,000	448,045
3.50%, 11/15/2024	100,000	105,618
3.95%, 9/1/2020	255,000	274,091
Anthem, Inc.:
1.88%, 1/15/2018	575,000	577,902
2.25%, 8/15/2019	400,000	403,915
2.30%, 7/15/2018	38,000	38,484
3.13%, 5/15/2022	411,000	423,920
3.30%, 1/15/2023	200,000	206,610
3.50%, 8/15/2024	374,000	387,976
4.35%, 8/15/2020	383,000	416,615
7.00%, 2/15/2019	172,000	193,834
Cigna Corp.:
3.25%, 4/15/2025	465,000	473,898
4.00%, 2/15/2022	61,000	65,431
4.50%, 3/15/2021	150,000	163,468
5.13%, 6/15/2020	200,000	221,524
Coventry Health Care, Inc. 5.45%, 6/15/2021	341,000	390,374
Dignity Health 2.64%, 11/1/2019	75,000	76,641
Howard Hughes Medical Institute 3.50%, 9/1/2023	201,000	221,114
Humana, Inc.:
3.15%, 12/1/2022	21,000	21,336
3.85%, 10/1/2024	465,000	494,821
7.20%, 6/15/2018	512,000	563,930

See accompanying notes to financial statements.

182

SPDR Barclays Intermediate Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Laboratory Corp. of America Holdings:
2.20%, 8/23/2017 (b)	$84,000	$84,672
2.50%, 11/1/2018	150,000	152,071
2.63%, 2/1/2020	350,000	356,126
3.20%, 2/1/2022	243,000	249,065
3.60%, 2/1/2025	575,000	596,221
3.75%, 8/23/2022	155,000	162,822
4.63%, 11/15/2020	50,000	54,517
Quest Diagnostics, Inc.:
2.50%, 3/30/2020	300,000	303,517
2.70%, 4/1/2019	200,000	204,777
3.45%, 6/1/2026	275,000	283,119
3.50%, 3/30/2025 (b)	375,000	387,707
4.70%, 4/1/2021	250,000	275,483
4.75%, 1/30/2020	200,000	217,717
UnitedHealth Group, Inc.:
1.40%, 10/15/2017	92,000	92,574
1.40%, 12/15/2017	448,000	450,961
1.45%, 7/17/2017	407,000	409,356
1.63%, 3/15/2019	400,000	403,388
1.70%, 2/15/2019	396,000	400,528
1.90%, 7/16/2018	445,000	451,790
2.13%, 3/15/2021	339,000	345,254
2.30%, 12/15/2019	100,000	103,076
2.70%, 7/15/2020	492,000	512,791
2.75%, 2/15/2023	200,000	206,576
2.88%, 12/15/2021	200,000	209,901
2.88%, 3/15/2022	480,000	500,469
2.88%, 3/15/2023	602,000	625,503
3.10%, 3/15/2026	100,000	104,486
3.35%, 7/15/2022	450,000	480,033
3.38%, 11/15/2021 (b)	250,000	268,615
3.75%, 7/15/2025	686,000	752,407
3.88%, 10/15/2020	250,000	272,006
4.70%, 2/15/2021	300,000	338,244
6.00%, 2/15/2018	339,000	365,392

		19,803,321

HOLDING COMPANIES-DIVERS — 0.1%
Leucadia National Corp. 5.50%, 10/18/2023	550,000	555,500
MUFG Americas Holdings Corp.:
1.63%, 2/9/2018	100,000	100,125
2.25%, 2/10/2020	300,000	302,387
3.00%, 2/10/2025	100,000	101,171
3.50%, 6/18/2022	100,000	105,423

		1,164,606

HOME BUILDERS — 0.0% (e)
NVR, Inc. 3.95%, 9/15/2022	277,000	289,484

HOME FURNISHINGS — 0.1%
Harman International Industries, Inc. 4.15%, 5/15/2025	150,000	154,449
Leggett & Platt, Inc. 3.40%, 8/15/2022	100,000	103,147
Whirlpool Corp.:
1.65%, 11/1/2017 (b)	50,000	50,236
3.70%, 5/1/2025	250,000	264,993
4.00%, 3/1/2024	250,000	269,769
Series MTN, 4.85%, 6/15/2021	50,000	55,976

		898,570

HOUSEHOLD PRODUCTS — 0.4%
Colgate-Palmolive Co.:
Series MTN, 0.90%, 5/1/2018	113,000	113,428
Series MTN, 1.50%, 11/1/2018	100,000	101,518
Series MTN, 1.75%, 3/15/2019 (b)	462,000	473,031
Series MTN, 1.95%, 2/1/2023	202,000	204,825
Series MTN, 2.30%, 5/3/2022	190,000	198,520
Series MTN, 2.95%, 11/1/2020	300,000	322,168
Estee Lauder Cos., Inc. 1.70%, 5/10/2021	300,000	302,824
Procter & Gamble Co.:
1.60%, 11/15/2018 (b)	113,000	115,008
1.85%, 2/2/2021	750,000	766,116
1.90%, 11/1/2019	300,000	307,781
2.30%, 2/6/2022	250,000	259,129
2.70%, 2/2/2026	750,000	793,949
3.10%, 8/15/2023	490,000	532,933
4.70%, 2/15/2019	250,000	273,503

		4,764,733

HOUSEHOLD PRODUCTS & WARES — 0.2%
Avery Dennison Corp. 3.35%, 4/15/2023	100,000	102,697
Clorox Co.:
3.05%, 9/15/2022	9,000	9,417
3.50%, 12/15/2024	125,000	133,416
3.80%, 11/15/2021	250,000	271,282
Kimberly-Clark Corp.:
1.40%, 2/15/2019	405,000	409,654
1.85%, 3/1/2020	100,000	102,089
1.90%, 5/22/2019	246,000	251,690
2.15%, 8/15/2020	50,000	51,568
2.65%, 3/1/2025	150,000	156,937
2.75%, 2/15/2026 (b)	50,000	52,398
3.05%, 8/15/2025	50,000	53,819
3.63%, 8/1/2020	85,000	92,604
3.88%, 3/1/2021 (b)	174,000	192,680
6.13%, 8/1/2017	381,000	402,873
7.50%, 11/1/2018	554,000	635,143

		2,918,267

HOUSEWARES — 0.2%
Newell Brands, Inc.:
2.15%, 10/15/2018	50,000	50,031
2.60%, 3/29/2019	590,000	604,569
2.88%, 12/1/2019	100,000	101,336
3.15%, 4/1/2021	325,000	336,498
3.85%, 4/1/2023 (b)	820,000	868,542
3.90%, 11/1/2025	150,000	155,767
4.00%, 6/15/2022	200,000	208,130
4.00%, 12/1/2024 (b)	103,000	107,718
4.20%, 4/1/2026	300,000	325,319
6.25%, 4/15/2018	150,000	160,890
Tupperware Brands Corp. 4.75%, 6/1/2021 (b)	350,000	374,683

		3,293,483

INSURANCE — 2.9%
ACE INA Holdings, Inc.:
2.30%, 11/3/2020	620,000	636,882
2.88%, 11/3/2022	241,000	251,547

See accompanying notes to financial statements.

183

SPDR Barclays Intermediate Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

AEGON Funding Co. LLC 5.75%, 12/15/2020	$111,000	$127,560
Aflac, Inc.:
2.40%, 3/16/2020	278,000	285,822
3.25%, 3/17/2025	100,000	103,892
3.63%, 6/15/2023	300,000	319,560
3.63%, 11/15/2024	362,000	387,094
Alleghany Corp. 4.95%, 6/27/2022	100,000	110,703
Allied World Assurance Co. Holdings, Ltd.:
4.35%, 10/29/2025	200,000	203,843
5.50%, 11/15/2020	450,000	500,344
Allstate Corp.:
3.15%, 6/15/2023	16,000	16,823
5.75%, 8/15/2053 (f)	350,000	357,000
American International Group, Inc.:
2.30%, 7/16/2019	277,000	281,333
3.30%, 3/1/2021	297,000	309,650
3.38%, 8/15/2020	300,000	314,238
3.75%, 7/10/2025	460,000	468,834
3.90%, 4/1/2026	750,000	774,404
4.13%, 2/15/2024	133,000	140,206
4.88%, 6/1/2022	990,000	1,102,132
6.40%, 12/15/2020	420,000	493,205
Series MTN, 5.85%, 1/16/2018	432,000	461,272
Aon Corp. 5.00%, 9/30/2020	300,000	334,325
Aon PLC:
2.80%, 3/15/2021	260,000	265,266
3.50%, 6/14/2024	450,000	461,813
3.88%, 12/15/2025	450,000	472,438
Assured Guaranty US Holdings, Inc. 5.00%, 7/1/2024 (b)	125,000	135,316
Axis Specialty Finance LLC 5.88%, 6/1/2020	100,000	111,664
Berkshire Hathaway Finance Corp.:
1.30%, 5/15/2018 (b)	623,000	626,552
1.45%, 3/7/2018	500,000	504,400
1.70%, 3/15/2019	350,000	355,720
2.00%, 8/15/2018	81,000	82,453
2.90%, 10/15/2020	300,000	316,547
3.00%, 5/15/2022	136,000	143,769
4.25%, 1/15/2021 (b)	550,000	610,124
5.40%, 5/15/2018 (b)	518,000	560,247
Berkshire Hathaway, Inc.:
1.55%, 2/9/2018	216,000	218,192
2.10%, 8/14/2019	300,000	308,659
2.20%, 3/15/2021 (b)	355,000	366,137
3.00%, 2/11/2023	301,000	315,466
3.13%, 3/15/2026	1,085,000	1,137,651
3.40%, 1/31/2022	190,000	205,388
3.75%, 8/15/2021 (b)	80,000	87,950
Brown & Brown, Inc. 4.20%, 9/15/2024	100,000	102,417
Chubb Corp. 5.75%, 5/15/2018	128,000	138,595
Chubb INA Holdings, Inc.:
2.70%, 3/13/2023	50,000	51,190
3.15%, 3/15/2025	381,000	397,395
3.35%, 5/15/2024	196,000	209,073
3.35%, 5/3/2026	505,000	537,213
5.90%, 6/15/2019	158,000	177,754

CNA Financial Corp.:
4.50%, 3/1/2026	750,000	799,526
5.88%, 8/15/2020	150,000	168,363
Fidelity National Financial, Inc. 5.50%, 9/1/2022	400,000	440,165
First American Financial Corp. 4.30%, 2/1/2023	100,000	102,919
Hanover Insurance Group, Inc. 4.50%, 4/15/2026	675,000	695,352
Hartford Financial Services Group, Inc.:
5.13%, 4/15/2022	646,000	730,705
5.50%, 3/30/2020	250,000	281,575
6.30%, 3/15/2018	349,000	374,995
8.13%, 6/15/2068 (f)	100,000	108,000
Series MTN, 6.00%, 1/15/2019	300,000	329,519
Horace Mann Educators Corp. 4.50%, 12/1/2025	150,000	157,540
Infinity Property & Casualty Corp. 5.00%, 9/19/2022	100,000	105,366
Kemper Corp. 4.35%, 2/15/2025	400,000	411,476
Lincoln National Corp.:
4.85%, 6/24/2021	150,000	165,560
8.75%, 7/1/2019	303,000	359,097
Loews Corp. 2.63%, 5/15/2023	251,000	251,467
Manulife Financial Corp.:
4.15%, 3/4/2026	565,000	602,342
4.90%, 9/17/2020	36,000	39,712
Markel Corp. 3.63%, 3/30/2023	150,000	154,624
Marsh & McLennan Cos., Inc.:
2.35%, 9/10/2019	220,000	223,606
2.35%, 3/6/2020	176,000	179,264
3.30%, 3/14/2023	950,000	984,111
3.50%, 3/10/2025	24,000	24,899
3.75%, 3/14/2026	75,000	79,003
4.80%, 7/15/2021	55,000	61,031
Series MTN, 2.55%, 10/15/2018	75,000	76,551
MetLife, Inc.:
1.76%, 12/15/2017	360,000	362,417
1.90%, 12/15/2017	350,000	353,090
3.00%, 3/1/2025	102,000	102,663
3.05%, 12/15/2022	250,000	257,286
3.60%, 4/10/2024	461,000	484,475
3.60%, 11/13/2025 (b)	400,000	419,857
4.75%, 2/8/2021	200,000	223,927
7.72%, 2/15/2019	203,000	234,445
Series A, 6.82%, 8/15/2018	490,000	545,720
Series D, 4.37%, 9/15/2023	362,000	400,541
Montpelier Re Holdings, Ltd. 4.70%, 10/15/2022	100,000	104,051
Old Republic International Corp. 4.88%, 10/1/2024	200,000	212,882
OneBeacon US Holdings, Inc. 4.60%, 11/9/2022	100,000	101,565
PartnerRe Finance B LLC 5.50%, 6/1/2020	100,000	111,184
Principal Financial Group, Inc.:
3.40%, 5/15/2025	350,000	354,070
4.70%, 5/15/2055 (f)	150,000	145,875
8.88%, 5/15/2019	255,000	300,900

See accompanying notes to financial statements.

184

SPDR Barclays Intermediate Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

ProAssurance Corp. 5.30%, 11/15/2023	$100,000	$107,272
Progressive Corp. 3.75%, 8/23/2021	150,000	164,192
Prudential Financial, Inc.:
5.20%, 3/15/2044 (f)	15,000	14,663
5.38%, 5/15/2045 (f)	1,000,000	1,007,500
5.63%, 6/15/2043 (f)	500,000	521,250
5.88%, 9/15/2042 (b) (f)	525,000	561,750
Series D, 7.38%, 6/15/2019	350,000	405,857
Series MTN, 2.30%, 8/15/2018	162,000	165,579
Series MTN, 2.35%, 8/15/2019	200,000	203,903
Series MTN, 3.50%, 5/15/2024	603,000	626,378
Series MTN, 4.50%, 11/15/2020	100,000	110,128
Series MTN, 4.50%, 11/16/2021	50,000	56,028
Series MTN, 6.00%, 12/1/2017	21,000	22,368
Reinsurance Group of America, Inc. 6.45%, 11/15/2019	250,000	282,991
RenaissanceRe Finance, Inc. 3.70%, 4/1/2025	50,000	49,834
StanCorp Financial Group, Inc. 5.00%, 8/15/2022	250,000	270,281
Swiss Re Solutions Holding Corp. 7.00%, 2/15/2026	121,000	157,132
Symetra Financial Corp. 4.25%, 7/15/2024	100,000	102,434
Torchmark Corp. 3.80%, 9/15/2022	75,000	76,811
Travelers Cos., Inc.:
3.90%, 11/1/2020	150,000	163,958
5.80%, 5/15/2018	494,000	535,344
Trinity Acquisition PLC:
3.50%, 9/15/2021	450,000	465,693
4.40%, 3/15/2026	350,000	364,731
4.63%, 8/15/2023	150,000	160,119
Unum Group:
3.00%, 5/15/2021	430,000	439,937
3.88%, 11/5/2025 (b)	250,000	252,547
4.00%, 3/15/2024	150,000	155,387
5.63%, 9/15/2020	22,000	24,695
Voya Financial, Inc.:
2.90%, 2/15/2018	244,000	249,683
3.65%, 6/15/2026	550,000	556,216
WR Berkley Corp.:
4.63%, 3/15/2022	150,000	162,976
5.38%, 9/15/2020	10,000	11,071
7.38%, 9/15/2019	150,000	174,119
XLIT, Ltd.:
2.30%, 12/15/2018	210,000	211,543
4.45%, 3/31/2025	300,000	302,705
5.75%, 10/1/2021	100,000	114,489

		38,753,338

INTERNET — 1.1%
Alibaba Group Holding, Ltd.:
1.63%, 11/28/2017 (b)	500,000	500,576
2.50%, 11/28/2019	930,000	941,535
3.13%, 11/28/2021	650,000	668,718
3.60%, 11/28/2024	983,000	1,008,604
Alphabet, Inc.:
3.38%, 2/25/2024	451,000	498,342
3.63%, 5/19/2021	550,000	609,898

Amazon.com, Inc.:
1.20%, 11/29/2017	299,000	300,499
2.50%, 11/29/2022	342,000	354,588
2.60%, 12/5/2019	395,000	412,345
3.30%, 12/5/2021	400,000	431,141
3.80%, 12/5/2024	745,000	834,113
Baidu, Inc.:
2.25%, 11/28/2017	200,000	201,825
2.75%, 6/9/2019	450,000	457,367
3.00%, 6/30/2020	250,000	255,733
3.25%, 8/6/2018	350,000	359,362
3.50%, 11/28/2022	156,000	160,560
4.13%, 6/30/2025	200,000	210,773
eBay, Inc.:
1.35%, 7/15/2017	70,000	70,042
2.20%, 8/1/2019 (b)	700,000	710,088
2.50%, 3/9/2018	410,000	417,693
2.60%, 7/15/2022	298,000	296,925
2.88%, 8/1/2021 (b)	250,000	258,238
3.25%, 10/15/2020	150,000	157,151
3.45%, 8/1/2024 (b)	580,000	592,231
3.80%, 3/9/2022	250,000	263,747
Expedia, Inc.:
4.50%, 8/15/2024	150,000	154,060
5.00%, 2/15/2026 (d)	243,000	251,362
5.95%, 8/15/2020	224,000	250,218
7.46%, 8/15/2018	130,000	144,111
JD.com, Inc.:
3.13%, 4/29/2021	500,000	491,615
3.88%, 4/29/2026	350,000	331,847
Priceline Group, Inc.:
3.60%, 6/1/2026	650,000	670,687
3.65%, 3/15/2025	425,000	443,739
Symantec Corp. 4.20%, 9/15/2020	400,000	414,571

		14,124,304

INVESTMENT COMPANY SECURITY — 0.2%
Apollo Investment Corp. 5.25%, 3/3/2025	100,000	100,725
Ares Capital Corp.:
3.88%, 1/15/2020	5,000	5,157
4.88%, 11/30/2018	775,000	799,589
FS Investment Corp.:
4.00%, 7/15/2019 (b)	250,000	252,814
4.75%, 5/15/2022	100,000	100,425
PennantPark Investment Corp. 4.50%, 10/1/2019	150,000	149,519
Prospect Capital Corp.:
5.00%, 7/15/2019	629,000	625,855
5.88%, 3/15/2023	315,000	302,400

		2,336,484

IRON/STEEL — 0.3%
Nucor Corp.:
4.00%, 8/1/2023	325,000	348,180
4.13%, 9/15/2022	164,000	176,170
5.75%, 12/1/2017	270,000	285,075
5.85%, 6/1/2018	295,000	316,873
Reliance Steel & Aluminum Co. 4.50%, 4/15/2023	100,000	103,466

See accompanying notes to financial statements.

185

SPDR Barclays Intermediate Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Vale Overseas, Ltd.:
4.38%, 1/11/2022 (b)	$700,000	$655,375
5.63%, 9/15/2019 (b)	1,460,000	1,503,800
5.88%, 6/10/2021 (b)	250,000	251,875

		3,640,814

IT SERVICES — 3.3%
Apple, Inc.:
1.00%, 5/3/2018	1,479,000	1,481,911
1.30%, 2/23/2018	1,100,000	1,107,672
1.55%, 2/7/2020	705,000	709,813
1.70%, 2/22/2019	525,000	533,381
2.00%, 5/6/2020	401,000	410,815
2.10%, 5/6/2019	605,000	621,649
2.15%, 2/9/2022 (b)	334,000	339,043
2.25%, 2/23/2021	800,000	822,607
2.40%, 5/3/2023	2,181,000	2,219,058
2.50%, 2/9/2025	700,000	708,441
2.70%, 5/13/2022	403,000	421,615
2.85%, 5/6/2021	1,423,000	1,501,881
2.85%, 2/23/2023	700,000	734,806
3.20%, 5/13/2025	570,000	606,013
3.25%, 2/23/2026	935,000	993,044
3.45%, 5/6/2024	945,000	1,024,418
Cadence Design Systems, Inc. 4.38%, 10/15/2024	275,000	286,941
Computer Sciences Corp. 4.45%, 9/15/2022 (b)	475,000	509,127
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48%, 6/1/2019 (d)	1,210,000	1,239,185
4.42%, 6/15/2021 (d)	2,100,000	2,157,956
5.45%, 6/15/2023 (d)	1,900,000	1,965,570
6.02%, 6/15/2026 (d)	540,000	560,708
EMC Corp.:
1.88%, 6/1/2018	820,000	797,450
2.65%, 6/1/2020 (b)	925,000	876,437
3.38%, 6/1/2023 (b)	1,151,000	1,044,532
Hewlett Packard Enterprise Co.:
2.45%, 10/5/2017 (d)	925,000	935,094
2.85%, 10/5/2018 (d)	1,048,000	1,071,983
3.60%, 10/15/2020 (b) (d)	926,000	964,344
4.40%, 10/15/2022 (d)	600,000	639,912
4.90%, 10/15/2025 (d)	908,000	944,682
HP, Inc.:
3.75%, 12/1/2020	425,000	448,629
4.05%, 9/15/2022 (b)	772,000	812,419
4.30%, 6/1/2021	1,025,000	1,091,023
4.38%, 9/15/2021	750,000	801,759
4.65%, 12/9/2021	650,000	702,258
International Business Machines Corp.:
1.13%, 2/6/2018	600,000	602,404
1.25%, 2/8/2018	100,000	100,601
1.63%, 5/15/2020	253,000	255,281
1.80%, 5/17/2019	1,050,000	1,068,786
1.88%, 5/15/2019	203,000	207,058
1.88%, 8/1/2022	321,000	320,265
1.95%, 2/12/2019 (b)	200,000	204,810
2.25%, 2/19/2021 (b)	400,000	411,836
2.88%, 11/9/2022	458,000	481,941

2.90%, 11/1/2021 (b)	450,000	476,355
3.38%, 8/1/2023 (b)	650,000	701,859
3.45%, 2/19/2026	650,000	704,051
3.63%, 2/12/2024	825,000	899,472
5.70%, 9/14/2017	1,222,000	1,293,642
7.63%, 10/15/2018	953,000	1,088,201
8.38%, 11/1/2019	200,000	245,086
Lexmark International, Inc.:
5.13%, 3/15/2020 (b)	590,000	615,404
6.65%, 6/1/2018	75,000	78,626
NetApp, Inc.:
2.00%, 12/15/2017	208,000	208,619
3.25%, 12/15/2022	100,000	100,758
3.38%, 6/15/2021 (b)	100,000	101,373
Seagate HDD Cayman:
3.75%, 11/15/2018 (b)	2,025,000	2,025,000
4.75%, 6/1/2023 (b)	200,000	168,000
4.75%, 1/1/2025	250,000	197,500

		44,643,104

LEISURE TIME — 0.1%
Carnival Corp.:
1.88%, 12/15/2017	286,000	288,397
3.95%, 10/15/2020	400,000	430,787
Harley-Davidson, Inc. 3.50%, 7/28/2025	275,000	292,302

		1,011,486

LODGING — 0.3%
Hyatt Hotels Corp.:
3.38%, 7/15/2023	125,000	127,520
4.85%, 3/15/2026	200,000	218,301
Marriott International, Inc.:
2.30%, 1/15/2022	525,000	528,623
2.88%, 3/1/2021	190,000	195,855
3.00%, 3/1/2019	202,000	206,958
3.38%, 10/15/2020	242,000	253,745
3.75%, 10/1/2025	50,000	53,164
Series N, 3.13%, 10/15/2021	100,000	104,074
Series R, 3.13%, 6/15/2026	775,000	779,578
Starwood Hotels & Resorts Worldwide, Inc.:
3.13%, 2/15/2023	15,000	15,200
3.75%, 3/15/2025	200,000	209,690
6.75%, 5/15/2018	250,000	271,265
Wyndham Worldwide Corp.:
2.50%, 3/1/2018	100,000	100,477
3.90%, 3/1/2023	405,000	414,371
4.25%, 3/1/2022	80,000	84,494
5.10%, 10/1/2025	160,000	173,262
5.63%, 3/1/2021	350,000	389,475

		4,126,052

MACHINERY, CONSTRUCTION & MINING — 0.4%
Caterpillar Financial Services Corp.:
Series G, 1.25%, 11/6/2017 (b)	430,000	432,346
Series GMTN, 1.50%, 2/23/2018	415,000	418,770
Series GMTN, 1.70%, 6/16/2018	286,000	289,361
Series MTN, 1.30%, 3/1/2018	76,000	76,386
Series MTN, 1.35%, 5/18/2019	300,000	301,480
Series MTN, 1.80%, 11/13/2018 (b)	265,000	268,936

See accompanying notes to financial statements.

186

SPDR Barclays Intermediate Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Series MTN, 2.00%, 3/5/2020 (b)	$200,000	$203,672
Series MTN, 2.10%, 6/9/2019	839,000	857,675
Series MTN, 2.25%, 12/1/2019	82,000	84,303
Series MTN, 2.85%, 6/1/2022	112,000	117,510
Series MTN, 3.25%, 12/1/2024 (b)	200,000	213,130
Series MTN, 3.30%, 6/9/2024	200,000	213,621
Series MTN, 3.75%, 11/24/2023 (b)	150,000	165,205
Series MTN, 5.45%, 4/15/2018	231,000	248,440
Series MTN, 5.85%, 9/1/2017	100,000	105,620
Series MTN, 7.05%, 10/1/2018	148,000	166,483
Series MTN, 7.15%, 2/15/2019	400,000	458,390
Caterpillar, Inc.:
2.60%, 6/26/2022	182,000	187,943
3.40%, 5/15/2024 (b)	269,000	289,497
3.90%, 5/27/2021 (b)	309,000	341,400
7.90%, 12/15/2018	350,000	404,799

		5,844,967

MACHINERY-DIVERSIFIED — 0.7%
Cummins, Inc. 3.65%, 10/1/2023	352,000	381,511
Deere & Co.:
2.60%, 6/8/2022	376,000	388,175
4.38%, 10/16/2019	282,000	309,607
Flowserve Corp. 3.50%, 9/15/2022 (b)	479,000	490,264
John Deere Capital Corp.:
1.20%, 10/10/2017	155,000	155,604
1.30%, 3/12/2018	415,000	417,286
1.70%, 1/15/2020	150,000	151,056
2.25%, 4/17/2019	166,000	170,612
2.55%, 1/8/2021	550,000	569,890
2.65%, 6/10/2026	500,000	511,248
2.80%, 1/27/2023	100,000	104,186
Series 0014, 2.45%, 9/11/2020 (b)	150,000	154,627
Series MTN, 1.35%, 1/16/2018	252,000	253,687
Series MTN, 1.55%, 12/15/2017	100,000	101,051
Series MTN, 1.60%, 7/13/2018	479,000	484,366
Series MTN, 1.75%, 8/10/2018 (b)	100,000	101,368
Series MTN, 1.95%, 12/13/2018 (b)	197,000	200,740
Series MTN, 1.95%, 1/8/2019	241,000	245,743
Series MTN, 1.95%, 3/4/2019 (b)	100,000	101,954
Series MTN, 2.05%, 3/10/2020	176,000	179,176
Series MTN, 2.30%, 9/16/2019	309,000	318,133
Series MTN, 2.38%, 7/14/2020	150,000	154,437
Series MTN, 2.75%, 3/15/2022	160,000	166,746
Series MTN, 2.80%, 9/18/2017	261,000	266,679
Series MTN, 2.80%, 3/4/2021	200,000	209,248
Series MTN, 2.80%, 3/6/2023	200,000	208,464
Series MTN, 3.15%, 10/15/2021	100,000	106,546
Series MTN, 3.40%, 9/11/2025 (b)	250,000	270,848
Series MTN, 3.90%, 7/12/2021	150,000	165,123
Series MTN, 5.35%, 4/3/2018	140,000	150,336
Series MTN, 5.75%, 9/10/2018	188,000	206,567
Rockwell Automation, Inc.:
2.05%, 3/1/2020	320,000	324,827
2.88%, 3/1/2025	25,000	25,969
Roper Technologies, Inc.:
1.85%, 11/15/2017	80,000	80,496

2.05%, 10/1/2018	271,000	274,514
3.00%, 12/15/2020	282,000	292,611
3.13%, 11/15/2022	500,000	510,077
3.85%, 12/15/2025	75,000	79,821
6.25%, 9/1/2019	3,000	3,377
Wabtec Corp. 4.38%, 8/15/2023	100,000	106,598
Xylem, Inc. 4.88%, 10/1/2021	65,000	70,827

		9,464,395

MEDIA — 3.2%
21st Century Fox America, Inc.:
3.00%, 9/15/2022	801,000	830,183
3.70%, 9/15/2024 (b)	949,000	1,023,986
3.70%, 10/15/2025 (b)	140,000	151,228
4.00%, 10/1/2023	250,000	275,689
4.50%, 2/15/2021	205,000	227,851
6.90%, 3/1/2019	280,000	317,753
CBS Corp.:
2.30%, 8/15/2019	416,000	422,678
3.38%, 3/1/2022	468,000	494,343
3.50%, 1/15/2025	260,000	272,514
3.70%, 8/15/2024	16,000	17,076
4.30%, 2/15/2021	100,000	108,644
4.63%, 5/15/2018	250,000	263,929
5.75%, 4/15/2020	450,000	511,002
Charter Communications Operating LLC/Charter Communications Operating Capital:
3.58%, 7/23/2020 (d)	816,000	852,769
4.46%, 7/23/2022 (d)	1,289,000	1,384,156
4.91%, 7/23/2025 (d)	1,761,000	1,921,915
Comcast Cable Communications Holdings, Inc. 9.46%, 11/15/2022	636,000	901,254
Comcast Corp.:
2.75%, 3/1/2023	600,000	623,969
2.85%, 1/15/2023	530,000	556,674
3.13%, 7/15/2022	496,000	530,072
3.15%, 3/1/2026	750,000	793,628
3.38%, 2/15/2025	100,000	107,794
3.38%, 8/15/2025	519,000	558,608
3.60%, 3/1/2024	151,000	165,008
5.15%, 3/1/2020	293,000	331,178
5.70%, 5/15/2018	561,000	609,868
5.70%, 7/1/2019	200,000	226,093
5.88%, 2/15/2018	731,000	787,061
6.30%, 11/15/2017	150,000	160,931
Discovery Communications LLC:
3.25%, 4/1/2023	157,000	154,242
3.30%, 5/15/2022	506,000	510,978
3.45%, 3/15/2025 (b)	50,000	48,192
4.38%, 6/15/2021	250,000	267,920
4.90%, 3/11/2026 (b)	700,000	743,798
5.05%, 6/1/2020	531,000	579,863
5.63%, 8/15/2019	100,000	109,943
Grupo Televisa SAB:
6.00%, 5/15/2018	300,000	322,440
6.63%, 3/18/2025	200,000	246,337
Historic TW, Inc.:
6.88%, 6/15/2018	220,000	242,740
9.15%, 2/1/2023	300,000	402,141

See accompanying notes to financial statements.

187

SPDR Barclays Intermediate Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

NBCUniversal Media LLC:
2.88%, 1/15/2023	$701,000	$735,153
4.38%, 4/1/2021	1,145,000	1,281,677
5.15%, 4/30/2020	517,000	586,259
RELX Capital, Inc.:
3.13%, 10/15/2022	222,000	225,797
8.63%, 1/15/2019	150,000	173,648
Scripps Networks Interactive, Inc.:
2.80%, 6/15/2020	260,000	263,681
3.90%, 11/15/2024	650,000	684,970
3.95%, 6/15/2025	100,000	106,096
TCI Communications, Inc. 7.88%, 2/15/2026	70,000	100,188
Thomson Reuters Corp.:
1.65%, 9/29/2017	327,000	328,239
3.35%, 5/15/2026	430,000	439,447
3.85%, 9/29/2024	150,000	159,834
3.95%, 9/30/2021	200,000	212,432
4.30%, 11/23/2023	200,000	218,705
6.50%, 7/15/2018	440,000	481,290
Time Warner Cable, Inc.:
4.00%, 9/1/2021	525,000	553,875
4.13%, 2/15/2021	300,000	317,585
5.00%, 2/1/2020	325,000	353,434
6.75%, 7/1/2018	833,000	912,924
8.25%, 4/1/2019	925,000	1,073,352
8.75%, 2/14/2019	200,000	233,409
Time Warner Cos., Inc.:
7.25%, 10/15/2017	100,000	107,522
7.57%, 2/1/2024	249,000	317,994
Time Warner Entertainment Co. L.P. 8.38%, 3/15/2023	2,288,000	2,958,165
Time Warner, Inc.:
2.10%, 6/1/2019	366,000	371,138
2.95%, 7/15/2026 (b)	135,000	135,286
3.40%, 6/15/2022	190,000	200,323
3.55%, 6/1/2024	330,000	347,106
3.60%, 7/15/2025	530,000	560,962
4.00%, 1/15/2022	250,000	270,697
4.70%, 1/15/2021	345,000	384,827
4.75%, 3/29/2021	411,000	460,619
4.88%, 3/15/2020	650,000	719,721
Viacom, Inc.:
2.20%, 4/1/2019	191,000	191,479
2.50%, 9/1/2018	127,000	128,631
2.75%, 12/15/2019	200,000	202,871
3.13%, 6/15/2022	500,000	498,919
3.25%, 3/15/2023 (b)	100,000	98,842
3.88%, 12/15/2021	100,000	104,809
3.88%, 4/1/2024 (b)	476,000	484,084
4.25%, 9/1/2023	473,000	491,842
4.50%, 3/1/2021	357,000	386,373
6.13%, 10/5/2017	322,000	340,144
Walt Disney Co.:
2.30%, 2/12/2021	200,000	207,514
2.75%, 8/16/2021	259,000	274,188
3.00%, 2/13/2026 (b)	200,000	214,796
Series GMTN, 1.50%, 9/17/2018	207,000	209,659
Series GMTN, 1.85%, 5/30/2019 (b)	634,000	646,768

Series GMTN, 2.15%, 9/17/2020	250,000	258,627
Series GMTN, 3.15%, 9/17/2025	250,000	272,657
Series MTN, 1.10%, 12/1/2017	261,000	262,205
Series MTN, 2.35%, 12/1/2022	326,000	335,719
Series MTN, 2.55%, 2/15/2022	150,000	157,261
Series MTN, 3.75%, 6/1/2021	207,000	229,046
Series MTN, 5.50%, 3/15/2019	925,000	1,031,996

		42,361,233

METAL FABRICATE & HARDWARE — 0.1%
Precision Castparts Corp.:
1.25%, 1/15/2018	613,000	615,599
2.25%, 6/15/2020	250,000	256,886
2.50%, 1/15/2023	202,000	207,891
3.25%, 6/15/2025	351,000	378,202
Timken Co. 3.88%, 9/1/2024	105,000	105,932

		1,564,510

MINING — 0.6%
Barrick Gold Corp.:
3.85%, 4/1/2022	250,000	258,265
4.10%, 5/1/2023 (b)	131,000	137,898
Barrick North America Finance LLC 4.40%, 5/30/2021	525,000	565,429
BHP Billiton Finance USA, Ltd.:
2.05%, 9/30/2018	250,000	253,627
2.88%, 2/24/2022	235,000	242,808
3.25%, 11/21/2021	493,000	521,352
3.85%, 9/30/2023 (b)	354,000	385,138
6.50%, 4/1/2019	752,000	852,791
Goldcorp, Inc.:
2.13%, 3/15/2018	189,000	188,473
3.63%, 6/9/2021	550,000	567,288
3.70%, 3/15/2023	500,000	508,792
Newmont Mining Corp. 3.50%, 3/15/2022 (b)	518,000	535,829
Rio Tinto Finance USA PLC:
2.88%, 8/21/2022	361,000	367,083
3.50%, 3/22/2022	319,000	334,145
Rio Tinto Finance USA, Ltd.:
3.75%, 9/20/2021 (b)	500,000	540,187
3.75%, 6/15/2025	350,000	367,676
4.13%, 5/20/2021	380,000	415,274
9.00%, 5/1/2019	850,000	1,023,390
Southern Copper Corp.:
3.50%, 11/8/2022	189,000	184,984
3.88%, 4/23/2025 (b)	120,000	118,950
5.38%, 4/16/2020 (b)	125,000	135,000

		8,504,379

MISCELLANEOUS MANUFACTURER — 0.9%
3M Co.:
Series MTN, 1.38%, 8/7/2018	350,000	353,511
Series MTN, 1.63%, 6/15/2019	276,000	280,969
Series MTN, 2.00%, 8/7/2020	100,000	102,523
Series MTN, 2.00%, 6/26/2022	487,000	503,298
Series MTN, 3.00%, 8/7/2025	101,000	109,501
Carlisle Cos., Inc. 3.75%, 11/15/2022	25,000	26,120
Crane Co. 2.75%, 12/15/2018	200,000	203,134
Dover Corp. 4.30%, 3/1/2021	300,000	329,230

See accompanying notes to financial statements.

188

SPDR Barclays Intermediate Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Eaton Corp.:
1.50%, 11/2/2017	$531,000	$533,020
2.75%, 11/2/2022	469,000	480,117
6.95%, 3/20/2019	150,000	170,599
Eaton Electric Holdings LLC:
3.88%, 12/15/2020	150,000	161,011
6.10%, 7/1/2017	300,000	314,440
General Electric Co.:
2.70%, 10/9/2022	1,200,000	1,255,410
3.38%, 3/11/2024	216,000	234,759
4.38%, 9/16/2020	315,000	350,228
5.25%, 12/6/2017	1,743,000	1,850,731
5.50%, 1/8/2020	30,000	34,138
Series GMTN, 1.60%, 11/20/2017	134,000	135,583
Hexcel Corp. 4.70%, 8/15/2025	50,000	53,191
Illinois Tool Works, Inc.:
1.95%, 3/1/2019	175,000	177,716
3.38%, 9/15/2021	545,000	583,783
3.50%, 3/1/2024	89,000	97,233
6.25%, 4/1/2019	250,000	282,192
Ingersoll-Rand Global Holding Co., Ltd.:
2.88%, 1/15/2019	200,000	206,546
4.25%, 6/15/2023	350,000	386,191
6.88%, 8/15/2018	449,000	498,498
Ingersoll-Rand Luxembourg Finance SA 3.55%, 11/1/2024	68,000	72,100
Parker-Hannifin Corp.:
3.50%, 9/15/2022	125,000	136,845
Series MTN, 3.30%, 11/21/2024	196,000	211,012
Pentair Finance SA:
1.88%, 9/15/2017	300,000	299,582
2.90%, 9/15/2018	175,000	176,520
3.15%, 9/15/2022	272,000	265,757
3.63%, 9/15/2020	125,000	127,787
5.00%, 5/15/2021	150,000	161,617
Textron, Inc. 5.95%, 9/21/2021	250,000	289,016
Trinity Industries, Inc. 4.55%, 10/1/2024	100,000	93,166
Tyco Electronics Group SA:
2.38%, 12/17/2018	40,000	40,401
3.50%, 2/3/2022	122,000	127,349
3.70%, 2/15/2026	500,000	532,860
6.55%, 10/1/2017	224,000	238,263
Tyco International Finance SA 3.90%, 2/14/2026	250,000	269,653

		12,755,600

OFFICE & BUSINESS EQUIPMENT — 0.2%
Pitney Bowes, Inc.:
4.63%, 3/15/2024 (b)	208,000	219,819
4.75%, 5/15/2018	100,000	104,760
6.25%, 3/15/2019 (b)	135,000	148,325
Series MTN, 5.75%, 9/15/2017	150,000	155,854
Xerox Corp.:
2.75%, 9/1/2020	150,000	143,059
2.80%, 5/15/2020 (b)	300,000	289,652
3.50%, 8/20/2020	200,000	197,604
3.80%, 5/15/2024	20,000	18,095
4.50%, 5/15/2021 (b)	730,000	734,252

5.63%, 12/15/2019	250,000	267,102
6.35%, 5/15/2018	457,000	482,135

		2,760,657

OIL & GAS — 5.5%
Anadarko Petroleum Corp.:
3.45%, 7/15/2024 (b)	200,000	195,265
4.85%, 3/15/2021	500,000	528,239
5.55%, 3/15/2026 (b)	500,000	552,455
6.38%, 9/15/2017	97,000	102,299
6.95%, 6/15/2019	155,000	171,241
8.70%, 3/15/2019	157,000	178,588
Apache Corp.:
2.63%, 1/15/2023	225,000	219,443
3.25%, 4/15/2022	534,000	548,600
3.63%, 2/1/2021	340,000	355,300
6.90%, 9/15/2018	150,000	164,250
BP Capital Markets PLC:
1.38%, 11/6/2017	441,000	442,370
1.38%, 5/10/2018	439,000	439,506
1.67%, 2/13/2018	250,000	251,924
1.68%, 5/3/2019 (b)	535,000	538,569
2.24%, 5/10/2019	211,000	215,601
2.24%, 9/26/2018	312,000	318,158
2.32%, 2/13/2020	300,000	306,496
2.50%, 11/6/2022	469,000	469,953
2.52%, 1/15/2020	439,000	451,862
2.75%, 5/10/2023	556,000	559,654
3.06%, 3/17/2022	350,000	363,715
3.12%, 5/4/2026	500,000	509,350
3.25%, 5/6/2022	528,000	553,226
3.51%, 3/17/2025	357,000	375,667
3.54%, 11/4/2024	525,000	553,743
3.56%, 11/1/2021	1,030,000	1,102,040
3.81%, 2/10/2024 (b)	500,000	536,490
3.99%, 9/26/2023	200,000	216,980
4.50%, 10/1/2020	802,000	886,905
4.74%, 3/11/2021	355,000	398,147
4.75%, 3/10/2019	375,000	406,972
British Transco Finance, Inc. 6.63%, 6/1/2018	625,000	682,896
Canadian Natural Resources, Ltd.:
1.75%, 1/15/2018	411,000	404,835
3.45%, 11/15/2021	190,000	188,100
3.80%, 4/15/2024	81,000	79,466
3.90%, 2/1/2025	215,000	212,077
5.90%, 2/1/2018	372,000	390,600
Chevron Corp.:
1.10%, 12/5/2017	425,000	425,636
1.34%, 11/9/2017	400,000	402,161
1.35%, 11/15/2017	171,000	172,171
1.37%, 3/2/2018	583,000	585,144
1.56%, 5/16/2019	500,000	502,890
1.72%, 6/24/2018	996,000	1,005,807
1.79%, 11/16/2018 (b)	581,000	588,020
1.96%, 3/3/2020	456,000	460,683
2.10%, 5/16/2021	600,000	606,431
2.19%, 11/15/2019	400,000	410,093
2.36%, 12/5/2022	881,000	885,556
2.41%, 3/3/2022	9,000	9,138

See accompanying notes to financial statements.

189

SPDR Barclays Intermediate Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

2.42%, 11/17/2020 (b)	$500,000	$513,467
2.43%, 6/24/2020 (b)	400,000	410,695
2.57%, 5/16/2023	500,000	507,693
2.95%, 5/16/2026	1,000,000	1,028,743
3.19%, 6/24/2023	1,034,000	1,088,236
3.33%, 11/17/2025 (b)	350,000	371,574
4.95%, 3/3/2019	710,000	776,749
Cimarex Energy Co.:
4.38%, 6/1/2024	300,000	313,530
5.88%, 5/1/2022	330,000	345,039
ConocoPhillips:
5.20%, 5/15/2018	218,000	232,157
6.00%, 1/15/2020	451,000	510,436
6.65%, 7/15/2018	125,000	137,501
ConocoPhillips Co.:
1.05%, 12/15/2017	251,000	249,051
1.50%, 5/15/2018 (b)	385,000	385,057
2.20%, 5/15/2020 (b)	22,000	22,148
2.40%, 12/15/2022	486,000	479,829
2.88%, 11/15/2021	400,000	407,968
3.35%, 11/15/2024 (b)	400,000	411,648
3.35%, 5/15/2025 (b)	250,000	256,714
4.20%, 3/15/2021 (b)	550,000	590,940
4.95%, 3/15/2026 (b)	650,000	735,125
5.75%, 2/1/2019	691,000	759,857
Devon Energy Corp.:
2.25%, 12/15/2018	507,000	501,930
3.25%, 5/15/2022 (b)	434,000	420,980
4.00%, 7/15/2021 (b)	50,000	50,500
5.85%, 12/15/2025 (b)	390,000	427,972
6.30%, 1/15/2019 (b)	451,000	487,080
Encana Corp.:
3.90%, 11/15/2021 (b)	550,000	534,875
6.50%, 5/15/2019	5,000	5,309
EOG Resources, Inc.:
2.45%, 4/1/2020	251,000	254,394
2.63%, 3/15/2023	455,000	450,310
3.15%, 4/1/2025 (b)	100,000	101,160
4.10%, 2/1/2021 (b)	300,000	323,834
4.15%, 1/15/2026 (b)	500,000	542,342
4.40%, 6/1/2020 (b)	250,000	270,871
5.63%, 6/1/2019	500,000	552,516
5.88%, 9/15/2017	23,000	24,185
EQT Corp.:
4.88%, 11/15/2021	715,000	747,937
6.50%, 4/1/2018	27,000	28,132
8.13%, 6/1/2019	200,000	220,000
Exxon Mobil Corp.:
1.31%, 3/6/2018	698,000	702,216
1.44%, 3/1/2018	625,000	630,125
1.71%, 3/1/2019	700,000	710,315
1.82%, 3/15/2019	483,000	490,629
1.91%, 3/6/2020	363,000	368,665
2.22%, 3/1/2021	1,010,000	1,034,725
2.40%, 3/6/2022	395,000	404,918
2.71%, 3/6/2025	755,000	786,535
2.73%, 3/1/2023	470,000	489,329
3.04%, 3/1/2026	750,000	792,747
3.18%, 3/15/2024	403,000	432,369

Helmerich & Payne International Drilling Co. 4.65%, 3/15/2025	50,000	53,256
Hess Corp.:
3.50%, 7/15/2024 (b)	80,000	77,840
8.13%, 2/15/2019	400,000	444,000
Husky Energy, Inc.:
3.95%, 4/15/2022	150,000	152,879
4.00%, 4/15/2024 (b)	500,000	505,048
7.25%, 12/15/2019	275,000	309,189
Kerr-McGee Corp. 6.95%, 7/1/2024	100,000	115,985
Marathon Oil Corp.:
2.70%, 6/1/2020	200,000	188,000
2.80%, 11/1/2022	524,000	471,600
3.85%, 6/1/2025 (b)	350,000	316,747
5.90%, 3/15/2018 (b)	125,000	128,750
6.00%, 10/1/2017	368,000	381,800
Marathon Petroleum Corp.:
2.70%, 12/14/2018	220,000	225,040
3.40%, 12/15/2020	250,000	257,538
3.63%, 9/15/2024 (b)	900,000	867,729
5.13%, 3/1/2021	450,000	497,219
Nabors Industries, Inc.:
4.63%, 9/15/2021	400,000	364,000
5.10%, 9/15/2023 (b)	115,000	102,350
6.15%, 2/15/2018	4,000	4,120
9.25%, 1/15/2019	674,000	721,180
Noble Energy, Inc.:
3.90%, 11/15/2024	50,000	50,892
4.15%, 12/15/2021	440,000	462,000
5.63%, 5/1/2021	104,000	109,200
8.25%, 3/1/2019	865,000	981,775
Occidental Petroleum Corp.:
1.50%, 2/15/2018	81,000	81,072
2.60%, 4/15/2022	400,000	407,130
2.70%, 2/15/2023	252,000	255,037
3.13%, 2/15/2022	230,000	241,143
3.40%, 4/15/2026	550,000	577,719
3.50%, 6/15/2025	150,000	158,727
Series 1, 4.10%, 2/1/2021 (b)	515,000	560,467
Petro-Canada 6.05%, 5/15/2018	390,000	419,308
Phillips 66 4.30%, 4/1/2022	800,000	869,279
Pioneer Natural Resources Co.:
3.45%, 1/15/2021	150,000	154,500
3.95%, 7/15/2022	271,000	284,374
6.88%, 5/1/2018	200,000	216,545
7.50%, 1/15/2020	300,000	348,121
Sasol Financing International PLC 4.50%, 11/14/2022	165,000	165,305
Shell International Finance B.V.:
1.25%, 11/10/2017	308,000	309,278
1.38%, 5/10/2019 (b)	750,000	751,672
1.63%, 11/10/2018	700,000	705,724
1.88%, 5/10/2021	775,000	776,430
1.90%, 8/10/2018	510,000	517,710
2.00%, 11/15/2018	480,000	488,141
2.13%, 5/11/2020	784,000	798,904
2.25%, 11/10/2020	448,000	458,401
2.25%, 1/6/2023	225,000	225,077
2.38%, 8/21/2022	454,000	462,072

See accompanying notes to financial statements.

190

SPDR Barclays Intermediate Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

2.88%, 5/10/2026 (b)	$650,000	$658,970
3.25%, 5/11/2025	1,437,000	1,499,544
3.40%, 8/12/2023	450,000	477,918
4.30%, 9/22/2019	925,000	1,006,983
4.38%, 3/25/2020 (b)	600,000	657,922
Suncor Energy, Inc. 6.10%, 6/1/2018	590,000	635,929
Total Capital Canada, Ltd.:
1.45%, 1/15/2018	633,000	636,161
2.75%, 7/15/2023	313,000	321,194
Total Capital International SA:
2.10%, 6/19/2019	250,000	255,764
2.13%, 1/10/2019	462,000	471,725
2.70%, 1/25/2023	219,000	224,386
2.75%, 6/19/2021 (b)	350,000	363,783
2.88%, 2/17/2022	350,000	364,797
3.70%, 1/15/2024	806,000	878,191
3.75%, 4/10/2024 (b)	314,000	342,862
Total Capital SA:
2.13%, 8/10/2018	566,000	576,606
4.13%, 1/28/2021	255,000	281,218
4.25%, 12/15/2021	100,000	111,986
4.45%, 6/24/2020	400,000	443,549
Valero Energy Corp.:
3.65%, 3/15/2025 (b)	300,000	300,115
6.13%, 2/1/2020	170,000	191,522
9.38%, 3/15/2019	225,000	267,459
XTO Energy, Inc.:
5.50%, 6/15/2018	350,000	378,704
6.50%, 12/15/2018	250,000	281,370

		73,894,700

OIL & GAS SERVICES — 0.4%
Baker Hughes, Inc.:
3.20%, 8/15/2021	29,000	30,381
7.50%, 11/15/2018	523,000	594,642
FMC Technologies, Inc. 3.45%, 10/1/2022	248,000	234,360
Halliburton Co.:
2.00%, 8/1/2018 (b)	100,000	100,604
3.25%, 11/15/2021	777,000	804,291
3.50%, 8/1/2023	100,000	103,418
3.80%, 11/15/2025	733,000	762,002
5.90%, 9/15/2018	325,000	354,107
6.15%, 9/15/2019	225,000	254,556
National Oilwell Varco, Inc.:
1.35%, 12/1/2017	168,000	166,320
2.60%, 12/1/2022 (b)	1,568,000	1,451,977
Oceaneering International, Inc. 4.65%, 11/15/2024	350,000	323,705
Schlumberger Investment SA 3.65%, 12/1/2023	401,000	431,245

		5,611,608

PACKAGING & CONTAINERS — 0.1%
Bemis Co., Inc. 4.50%, 10/15/2021	300,000	324,766
Packaging Corp. of America:
3.65%, 9/15/2024	600,000	619,071
4.50%, 11/1/2023	58,000	62,958
WestRock RKT Co.:
4.00%, 3/1/2023	250,000	260,865

4.90%, 3/1/2022	500,000	551,480

		1,819,140

PHARMACEUTICALS — 4.9%
Abbott Laboratories:
2.00%, 3/15/2020	102,000	102,563
2.55%, 3/15/2022	200,000	202,710
2.95%, 3/15/2025	447,000	453,895
4.13%, 5/27/2020	400,000	432,638
5.13%, 4/1/2019	230,000	251,167
AbbVie, Inc.:
1.75%, 11/6/2017	1,721,000	1,731,490
1.80%, 5/14/2018	1,309,000	1,316,887
2.00%, 11/6/2018	217,000	218,781
2.30%, 5/14/2021	800,000	805,610
2.50%, 5/14/2020	1,509,000	1,538,316
2.85%, 5/14/2023	500,000	504,354
2.90%, 11/6/2022	2,466,000	2,503,926
3.20%, 11/6/2022	322,000	332,315
3.20%, 5/14/2026	600,000	607,238
3.60%, 5/14/2025	450,000	470,572
Actavis Funding SCS:
2.35%, 3/12/2018	1,318,000	1,332,883
2.45%, 6/15/2019	200,000	202,540
3.00%, 3/12/2020	1,559,000	1,601,269
3.45%, 3/15/2022	1,300,000	1,342,061
3.80%, 3/15/2025	1,840,000	1,915,071
3.85%, 6/15/2024	250,000	261,123
Actavis, Inc.:
1.88%, 10/1/2017	401,000	402,893
3.25%, 10/1/2022	575,000	585,533
Allergan, Inc. 2.80%, 3/15/2023	405,000	399,029
AmerisourceBergen Corp.:
3.25%, 3/1/2025 (b)	38,000	39,727
3.40%, 5/15/2024 (b)	150,000	157,779
3.50%, 11/15/2021	170,000	179,426
4.88%, 11/15/2019	250,000	273,447
AstraZeneca PLC:
1.75%, 11/16/2018	300,000	303,345
1.95%, 9/18/2019	393,000	398,709
2.38%, 11/16/2020	447,000	457,859
3.38%, 11/16/2025	1,250,000	1,311,585
5.90%, 9/15/2017	686,000	725,812
Baxalta, Inc.:
2.00%, 6/22/2018	85,000	84,768
2.88%, 6/23/2020	760,000	772,360
3.60%, 6/23/2022	200,000	206,522
4.00%, 6/23/2025	695,000	722,322
Bristol-Myers Squibb Co.:
0.88%, 8/1/2017	261,000	261,374
1.75%, 3/1/2019	200,000	203,538
2.00%, 8/1/2022	266,000	268,822
3.25%, 11/1/2023	425,000	464,269
7.15%, 6/15/2023 (b)	186,000	242,363
Cardinal Health, Inc.:
1.70%, 3/15/2018	100,000	100,601
1.95%, 6/15/2018	253,000	255,470
2.40%, 11/15/2019	100,000	102,366
3.20%, 3/15/2023	150,000	156,496
3.50%, 11/15/2024	100,000	106,595
4.63%, 12/15/2020	50,000	55,647

See accompanying notes to financial statements.

191

SPDR Barclays Intermediate Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Eli Lilly & Co.:
1.25%, 3/1/2018	$371,000	$372,395
1.95%, 3/15/2019	349,000	354,308
2.75%, 6/1/2025	200,000	211,159
Express Scripts Holding Co.:
2.25%, 6/15/2019	600,000	608,166
3.00%, 7/15/2023	1,250,000	1,253,331
3.30%, 2/25/2021 (b)	155,000	162,059
3.50%, 6/15/2024	170,000	175,288
3.90%, 2/15/2022 (b)	202,000	216,032
4.50%, 2/25/2026	500,000	547,546
4.75%, 11/15/2021	350,000	391,498
7.25%, 6/15/2019	60,000	68,856
GlaxoSmithKline Capital PLC 2.85%, 5/8/2022	515,000	537,753
GlaxoSmithKline Capital, Inc.:
2.80%, 3/18/2023	562,000	588,508
5.65%, 5/15/2018	1,342,000	1,454,257
Johnson & Johnson:
1.13%, 11/21/2017	326,000	327,813
1.13%, 3/1/2019	310,000	310,974
1.65%, 12/5/2018	144,000	146,616
1.65%, 3/1/2021	500,000	507,427
1.88%, 12/5/2019	100,000	102,514
2.05%, 3/1/2023	100,000	101,978
2.45%, 3/1/2026	800,000	825,590
2.95%, 9/1/2020	330,000	352,220
3.38%, 12/5/2023	200,000	221,891
3.55%, 5/15/2021	100,000	109,918
5.15%, 7/15/2018	553,000	599,884
5.55%, 8/15/2017	488,000	514,453
McKesson Corp.:
1.40%, 3/15/2018	445,000	445,583
2.28%, 3/15/2019	540,000	549,662
2.70%, 12/15/2022	100,000	100,486
2.85%, 3/15/2023	100,000	102,109
3.80%, 3/15/2024	190,000	205,387
4.75%, 3/1/2021	150,000	165,716
7.50%, 2/15/2019	305,000	349,704
Mead Johnson Nutrition Co.:
3.00%, 11/15/2020	155,000	161,688
4.13%, 11/15/2025 (b)	245,000	266,359
4.90%, 11/1/2019	179,000	195,018
Medco Health Solutions, Inc.:
4.13%, 9/15/2020	50,000	53,814
7.13%, 3/15/2018	621,000	677,467
Merck & Co., Inc.:
1.10%, 1/31/2018	300,000	301,355
1.30%, 5/18/2018	506,000	510,032
1.85%, 2/10/2020	550,000	561,704
2.35%, 2/10/2022	425,000	434,784
2.40%, 9/15/2022	257,000	262,092
2.75%, 2/10/2025	1,040,000	1,086,349
2.80%, 5/18/2023	738,000	773,618
3.88%, 1/15/2021	400,000	437,668
Merck Sharp & Dohme Corp. 5.00%, 6/30/2019	435,000	483,179
Mylan NV:
2.50%, 6/7/2019 (b) (d)	440,000	446,170
3.00%, 12/15/2018 (d)	220,000	225,129

3.15%, 6/15/2021 (d)	850,000	862,881
3.75%, 12/15/2020 (d)	350,000	362,210
3.95%, 6/15/2026 (d)	850,000	859,978
Mylan, Inc.:
2.55%, 3/28/2019	200,000	201,928
2.60%, 6/24/2018	225,000	227,864
Novartis Capital Corp.:
2.40%, 9/21/2022	608,000	627,020
3.00%, 11/20/2025	806,000	856,063
3.40%, 5/6/2024	727,000	792,598
4.40%, 4/24/2020	200,000	222,086
Novartis Securities Investment, Ltd. 5.13%, 2/10/2019	1,380,000	1,521,474
Owens & Minor, Inc. 3.88%, 9/15/2021	50,000	52,056
Perrigo Co. PLC 4.00%, 11/15/2023	250,000	255,534
Perrigo Finance PLC:
3.50%, 12/15/2021	200,000	205,700
3.90%, 12/15/2024	300,000	304,340
Perrigo Finance Unlimited Co.:
3.50%, 3/15/2021	500,000	516,276
4.38%, 3/15/2026	200,000	209,152
Pfizer, Inc.:
1.20%, 6/1/2018	500,000	502,732
1.45%, 6/3/2019	500,000	504,223
1.50%, 6/15/2018	338,000	340,662
1.95%, 6/3/2021	500,000	506,707
2.10%, 5/15/2019	700,000	716,229
2.75%, 6/3/2026	750,000	775,444
3.00%, 6/15/2023	452,000	479,873
3.40%, 5/15/2024 (b)	500,000	545,249
6.20%, 3/15/2019	1,508,000	1,702,269
Pharmacia Corp. 6.50%, 12/1/2018	300,000	337,591
Sanofi:
1.25%, 4/10/2018	540,000	541,496
4.00%, 3/29/2021	854,000	936,404
Teva Pharmaceutical Finance Co. B.V.:
2.95%, 12/18/2022	265,000	267,100
Series 2, 3.65%, 11/10/2021	640,000	676,189
Teva Pharmaceutical Finance IV B.V. 3.65%, 11/10/2021	200,000	211,309
Teva Pharmaceutical Finance IV LLC 2.25%, 3/18/2020 (b)	200,000	201,671
Wyeth LLC:
6.45%, 2/1/2024	340,000	428,375
7.25%, 3/1/2023	100,000	130,253
Zoetis, Inc.:
1.88%, 2/1/2018	159,000	158,958
3.25%, 2/1/2023	753,000	766,218
3.45%, 11/13/2020	175,000	180,884
4.50%, 11/13/2025 (b)	300,000	328,285

		66,538,854

PIPELINES — 3.1%
ANR Pipeline Co. 9.63%, 11/1/2021 (b)	250,000	324,809
Boardwalk Pipelines L.P.:
4.95%, 12/15/2024	300,000	294,024
5.75%, 9/15/2019	150,000	156,750
5.95%, 6/1/2026	825,000	863,573

See accompanying notes to financial statements.

192

SPDR Barclays Intermediate Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Buckeye Partners L.P.:
2.65%, 11/15/2018	$150,000	$151,500
4.15%, 7/1/2023	375,000	370,643
4.35%, 10/15/2024	40,000	40,015
4.88%, 2/1/2021	490,000	514,500
Columbia Pipeline Group, Inc.:
2.45%, 6/1/2018	450,000	450,484
3.30%, 6/1/2020	350,000	356,128
4.50%, 6/1/2025	375,000	401,546
Copano Energy LLC/Copano Energy Finance Corp. 7.13%, 4/1/2021	500,000	517,500
El Paso Natural Gas Co. LLC 8.63%, 1/15/2022	250,000	294,492
Enable Midstream Partners L.P.:
2.40%, 5/15/2019 (b)	10,000	9,350
3.90%, 5/15/2024	315,000	278,775
Enbridge Energy Partners L.P.:
4.20%, 9/15/2021	83,000	84,056
4.38%, 10/15/2020	75,000	76,470
5.20%, 3/15/2020	475,000	500,024
9.88%, 3/1/2019	400,000	458,238
Enbridge, Inc.:
3.50%, 6/10/2024 (b)	200,000	190,699
4.00%, 10/1/2023	200,000	198,198
Energy Transfer Partners L.P.:
2.50%, 6/15/2018	357,000	353,430
3.60%, 2/1/2023	525,000	504,275
4.05%, 3/15/2025	200,000	196,900
4.15%, 10/1/2020	200,000	202,000
4.65%, 6/1/2021	228,000	235,410
4.75%, 1/15/2026	705,000	725,602
5.20%, 2/1/2022	259,000	268,065
6.70%, 7/1/2018	429,000	455,812
9.00%, 4/15/2019	100,000	111,500
9.70%, 3/15/2019	102,000	115,260
Enterprise Products Operating LLC:
1.65%, 5/7/2018	329,000	329,645
2.55%, 10/15/2019	200,000	204,618
2.85%, 4/15/2021	790,000	812,294
3.35%, 3/15/2023	258,000	264,112
3.70%, 2/15/2026	725,000	748,553
3.75%, 2/15/2025	404,000	418,874
3.90%, 2/15/2024	100,000	104,938
4.05%, 2/15/2022	150,000	160,778
5.20%, 9/1/2020	350,000	391,354
5.25%, 1/31/2020	100,000	110,754
Series B, 7.03%, 1/15/2068 (f)	300,000	313,500
Series L, 6.30%, 9/15/2017	336,000	354,806
Series N, 6.50%, 1/31/2019	375,000	419,693
EQT Midstream Partners L.P. 4.00%, 8/1/2024	230,000	221,602
Kinder Morgan Energy Partners L.P.:
2.65%, 2/1/2019	175,000	174,759
3.45%, 2/15/2023	225,000	219,207
3.50%, 3/1/2021	750,000	746,446
3.50%, 9/1/2023	175,000	170,180
3.95%, 9/1/2022	800,000	807,784
4.15%, 3/1/2022	150,000	152,916
4.25%, 9/1/2024	900,000	909,387
4.30%, 5/1/2024	200,000	202,657

5.00%, 10/1/2021	200,000	210,695
5.30%, 9/15/2020	350,000	372,097
5.95%, 2/15/2018	327,000	344,591
6.50%, 4/1/2020	200,000	219,684
6.85%, 2/15/2020	165,000	182,962
9.00%, 2/1/2019	150,000	171,983
Kinder Morgan, Inc.:
2.00%, 12/1/2017	282,000	280,079
3.05%, 12/1/2019	469,000	472,629
4.30%, 6/1/2025 (b)	25,000	25,666
7.25%, 6/1/2018	100,000	107,750
Magellan Midstream Partners L.P.:
3.20%, 3/15/2025	330,000	328,889
4.25%, 2/1/2021	103,000	110,458
5.00%, 3/1/2026	400,000	453,119
6.55%, 7/15/2019	150,000	169,053
MPLX L.P.:
4.00%, 2/15/2025	75,000	69,562
4.50%, 7/15/2023 (d)	200,000	195,000
4.88%, 12/1/2024 (d)	200,000	196,000
4.88%, 6/1/2025 (d)	400,000	392,000
5.50%, 2/15/2023 (d)	900,000	904,500
ONEOK Partners L.P.:
3.20%, 9/15/2018	465,000	468,402
3.38%, 10/1/2022	980,000	954,498
3.80%, 3/15/2020 (b)	50,000	51,078
4.90%, 3/15/2025	50,000	52,308
8.63%, 3/1/2019	150,000	169,500
Panhandle Eastern Pipe Line Co. L.P.:
6.20%, 11/1/2017	150,000	154,053
7.00%, 6/15/2018	300,000	319,722
Phillips 66 Partners L.P.:
2.65%, 2/15/2020	75,000	75,078
3.61%, 2/15/2025 (b)	75,000	73,153
Plains All American Pipeline L.P. / PAA Finance Corp.:
2.60%, 12/15/2019	125,000	121,820
2.85%, 1/31/2023	100,000	92,337
3.60%, 11/1/2024	438,000	413,923
3.85%, 10/15/2023	174,000	169,197
4.65%, 10/15/2025	300,000	303,433
5.00%, 2/1/2021 (b)	75,000	77,913
6.50%, 5/1/2018	9,000	9,526
8.75%, 5/1/2019	550,000	622,348
Plains All American Pipeline L.P./PAA Finance Corp.:
3.65%, 6/1/2022	530,000	509,077
5.75%, 1/15/2020 (b)	250,000	265,444
Regency Energy Partners L.P. / Regency Energy Finance Corp.:
5.00%, 10/1/2022	411,000	417,165
5.88%, 3/1/2022	700,000	738,500
6.50%, 7/15/2021	25,000	25,750
Southern Natural Gas Co. LLC / Southern Natural Issuing Corp. 4.40%, 6/15/2021	350,000	357,241
Spectra Energy Capital LLC:
3.30%, 3/15/2023	144,000	137,754
6.20%, 4/15/2018	227,000	238,972
8.00%, 10/1/2019	450,000	513,815

See accompanying notes to financial statements.

193

SPDR Barclays Intermediate Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Spectra Energy Partners L.P.:
2.95%, 9/25/2018	$159,000	$161,853
3.50%, 3/15/2025	300,000	306,747
4.75%, 3/15/2024	300,000	332,844
Sunoco Logistics Partners Operations L.P.:
3.45%, 1/15/2023	310,000	299,503
4.25%, 4/1/2024	50,000	50,177
4.40%, 4/1/2021	150,000	157,500
5.95%, 12/1/2025 (b)	355,000	397,729
TC PipeLines L.P. 4.38%, 3/13/2025	350,000	344,526
TransCanada PipeLines, Ltd.:
1.63%, 11/9/2017	387,000	387,687
1.88%, 1/12/2018 (b)	226,000	226,623
2.50%, 8/1/2022	257,000	253,919
3.13%, 1/15/2019	126,000	129,950
3.75%, 10/16/2023	750,000	795,527
3.80%, 10/1/2020 (b)	197,000	208,772
4.88%, 1/15/2026	200,000	227,701
6.50%, 8/15/2018 (b)	610,000	668,189
7.13%, 1/15/2019	150,000	168,916
Western Gas Partners L.P.:
2.60%, 8/15/2018	300,000	295,500
3.95%, 6/1/2025	25,000	23,542
4.00%, 7/1/2022	256,000	248,320
4.65%, 7/1/2026	250,000	249,490
5.38%, 6/1/2021	659,000	691,950
Williams Partners L.P.:
3.35%, 8/15/2022	220,000	200,200
3.60%, 3/15/2022	450,000	419,625
3.90%, 1/15/2025	275,000	253,024
4.00%, 11/15/2021	355,000	344,350
4.00%, 9/15/2025	605,000	557,852
4.13%, 11/15/2020	150,000	148,500
4.30%, 3/4/2024 (b)	595,000	564,311
4.50%, 11/15/2023	450,000	432,890
5.25%, 3/15/2020	550,000	561,000
Williams Partners L.P. / ACMP Finance Corp.:
4.88%, 5/15/2023	200,000	193,000
4.88%, 3/15/2024	308,000	294,140
6.13%, 7/15/2022	419,000	427,751

		41,501,217

REAL ESTATE — 0.2%
American Campus Communities Operating Partnership L.P.:
3.35%, 10/1/2020	350,000	362,613
4.13%, 7/1/2024	100,000	105,996
Brookfield Asset Management, Inc. 4.00%, 1/15/2025	330,000	339,530
CBRE Services, Inc. 5.00%, 3/15/2023	325,000	336,375
Jones Lang LaSalle, Inc. 4.40%, 11/15/2022	100,000	103,721
Omega Healthcare Investors, Inc. 5.25%, 1/15/2026	271,000	286,420
Prologis L.P.:
3.35%, 2/1/2021	250,000	263,253
3.75%, 11/1/2025	285,000	305,534

4.25%, 8/15/2023	300,000	331,083

		2,434,525

REAL ESTATE INVESTMENT TRUSTS — 3.7%
Alexandria Real Estate Equities, Inc.:
3.90%, 6/15/2023	250,000	259,354
4.30%, 1/15/2026	94,000	99,201
4.60%, 4/1/2022	200,000	215,430
American Tower Corp.:
2.80%, 6/1/2020	150,000	153,653
3.30%, 2/15/2021	150,000	156,330
3.40%, 2/15/2019 (b)	220,000	228,944
3.45%, 9/15/2021	124,000	129,806
3.50%, 1/31/2023	300,000	309,902
4.00%, 6/1/2025	700,000	744,046
4.40%, 2/15/2026	43,000	46,554
4.50%, 1/15/2018	767,000	801,371
4.70%, 3/15/2022	75,000	82,734
5.00%, 2/15/2024	656,000	741,712
5.05%, 9/1/2020	300,000	332,026
5.90%, 11/1/2021	450,000	524,345
AvalonBay Communities, Inc.:
2.95%, 5/11/2026	500,000	503,576
Series GMTN, 2.95%, 9/15/2022	200,000	205,903
Series GMTN, 3.45%, 6/1/2025	100,000	104,862
Series GMTN, 3.50%, 11/15/2024	50,000	52,660
Series GMTN, 3.50%, 11/15/2025	200,000	210,472
Series GMTN, 3.63%, 10/1/2020	150,000	160,011
Series GMTN, 4.20%, 12/15/2023	200,000	219,614
Series GMTN, 6.10%, 3/15/2020	100,000	114,898
Boston Properties L.P.:
3.13%, 9/1/2023	350,000	359,454
3.65%, 2/1/2026	226,000	239,890
3.70%, 11/15/2018	457,000	478,061
3.85%, 2/1/2023	766,000	819,540
4.13%, 5/15/2021	248,000	270,185
5.63%, 11/15/2020	150,000	171,318
5.88%, 10/15/2019	446,000	499,535
Brandywine Operating Partnership L.P. 4.95%, 4/15/2018	200,000	209,526
Brixmor Operating Partnership L.P.:
3.85%, 2/1/2025	70,000	69,930
3.88%, 8/15/2022	155,000	159,066
4.13%, 6/15/2026	285,000	293,297
Camden Property Trust:
2.95%, 12/15/2022	300,000	303,150
3.50%, 9/15/2024	50,000	51,778
4.63%, 6/15/2021	50,000	55,122
CBL & Associates L.P. 5.25%, 12/1/2023	763,000	724,975
Columbia Property Trust Operating Partnership L.P. 4.15%, 4/1/2025	50,000	51,099
Corporate Office Properties L.P.:
3.60%, 5/15/2023	100,000	97,062
3.70%, 6/15/2021	150,000	149,897
5.00%, 7/1/2025	200,000	210,214
5.25%, 2/15/2024	300,000	317,955
Crown Castle International Corp.:
3.40%, 2/15/2021	415,000	433,745
3.70%, 6/15/2026	325,000	333,684

See accompanying notes to financial statements.

194

SPDR Barclays Intermediate Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

4.45%, 2/15/2026	$500,000	$540,818
4.88%, 4/15/2022	730,000	801,602
CubeSmart L.P.:
4.00%, 11/15/2025	150,000	159,499
4.38%, 12/15/2023	100,000	108,217
DDR Corp.:
3.38%, 5/15/2023	300,000	298,729
3.50%, 1/15/2021	100,000	102,801
3.63%, 2/1/2025	165,000	165,363
4.25%, 2/1/2026	64,000	67,044
4.63%, 7/15/2022	245,000	263,793
7.88%, 9/1/2020	25,000	30,158
Digital Realty Trust L.P.:
3.40%, 10/1/2020	150,000	155,219
3.63%, 10/1/2022	288,000	295,988
3.95%, 7/1/2022	100,000	103,078
5.25%, 3/15/2021	350,000	389,329
Duke Realty L.P.:
3.25%, 6/30/2026	300,000	305,175
3.88%, 2/15/2021	250,000	264,031
3.88%, 10/15/2022	300,000	318,061
4.38%, 6/15/2022	250,000	271,117
EPR Properties:
4.50%, 4/1/2025	100,000	100,741
5.75%, 8/15/2022	300,000	326,992
ERP Operating L.P.:
2.38%, 7/1/2019	298,000	304,513
3.00%, 4/15/2023	200,000	204,246
3.38%, 6/1/2025	111,000	115,932
4.63%, 12/15/2021	92,000	103,715
4.75%, 7/15/2020	44,000	48,794
Essex Portfolio L.P.:
3.38%, 1/15/2023	85,000	87,582
3.38%, 4/15/2026	350,000	356,606
3.88%, 5/1/2024	475,000	508,184
Federal Realty Investment Trust:
2.55%, 1/15/2021	183,000	187,153
3.00%, 8/1/2022	100,000	103,442
Government Properties Income Trust 3.75%, 8/15/2019	800,000	819,517
HCP, Inc.:
3.15%, 8/1/2022	975,000	966,189
3.40%, 2/1/2025	282,000	272,907
3.75%, 2/1/2019	300,000	312,925
3.88%, 8/15/2024	399,000	401,175
4.00%, 12/1/2022	750,000	777,937
4.00%, 6/1/2025	250,000	251,930
4.25%, 11/15/2023	200,000	206,904
5.38%, 2/1/2021	375,000	418,015
Series MTN, 6.70%, 1/30/2018	306,000	329,797
Healthcare Realty Trust, Inc. 3.88%, 5/1/2025	100,000	100,586
Healthcare Trust of America Holdings L.P. 3.38%, 7/15/2021	100,000	102,306
Highwoods Realty L.P.:
3.20%, 6/15/2021 (b)	300,000	302,463
3.63%, 1/15/2023 (b)	150,000	151,948
Hospitality Properties Trust:
4.25%, 2/15/2021	150,000	155,356
4.50%, 3/15/2025	250,000	250,082

4.65%, 3/15/2024	190,000	191,792
5.00%, 8/15/2022	624,000	662,698
5.25%, 2/15/2026 (b)	150,000	158,397
6.70%, 1/15/2018	300,000	313,972
Host Hotels & Resorts L.P.:
Series C, 4.75%, 3/1/2023	400,000	427,462
Series D, 3.75%, 10/15/2023	220,000	220,752
Series E, 4.00%, 6/15/2025	355,000	360,378
Series F, 4.50%, 2/1/2026 (b)	39,000	41,147
Kilroy Realty L.P.:
4.38%, 10/1/2025	100,000	108,357
4.80%, 7/15/2018	250,000	262,137
Kimco Realty Corp.:
3.13%, 6/1/2023 (b)	300,000	305,632
3.20%, 5/1/2021	88,000	91,347
3.40%, 11/1/2022	150,000	156,927
6.88%, 10/1/2019	100,000	115,244
Liberty Property L.P.:
4.13%, 6/15/2022	125,000	132,226
4.40%, 2/15/2024	200,000	215,729
4.75%, 10/1/2020	200,000	217,306
6.63%, 10/1/2017	406,000	430,656
Mack-Cali Realty L.P.:
2.50%, 12/15/2017	400,000	400,637
3.15%, 5/15/2023 (b)	100,000	92,124
4.50%, 4/18/2022	100,000	102,140
7.75%, 8/15/2019	350,000	394,662
Mid-America Apartments L.P.:
4.00%, 11/15/2025	300,000	318,997
4.30%, 10/15/2023	125,000	133,650
National Retail Properties, Inc.:
3.80%, 10/15/2022	100,000	104,304
3.90%, 6/15/2024	150,000	158,760
4.00%, 11/15/2025	330,000	349,556
Omega Healthcare Investors, Inc.:
4.38%, 8/1/2023	225,000	224,413
4.95%, 4/1/2024	200,000	209,637
5.88%, 3/15/2024	200,000	209,500
Piedmont Operating Partnership L.P. 4.45%, 3/15/2024	650,000	673,172
Rayonier, Inc. 3.75%, 4/1/2022	100,000	101,667
Realty Income Corp.:
2.00%, 1/31/2018	600,000	604,499
3.25%, 10/15/2022	150,000	153,182
3.88%, 7/15/2024	350,000	366,321
6.75%, 8/15/2019	400,000	457,805
Regency Centers L.P. 3.75%, 6/15/2024	21,000	21,865
Retail Opportunity Investments Partnership L.P.:
4.00%, 12/15/2024	250,000	246,568
5.00%, 12/15/2023	490,000	512,795
Retail Properties of America, Inc. 4.00%, 3/15/2025	50,000	48,233
Select Income REIT:
2.85%, 2/1/2018	550,000	554,097
3.60%, 2/1/2020	300,000	304,790
4.50%, 2/1/2025	500,000	488,009
Senior Housing Properties Trust:
3.25%, 5/1/2019	375,000	376,339

See accompanying notes to financial statements.

195

SPDR Barclays Intermediate Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

4.75%, 5/1/2024 (b)	$150,000	$152,365
Simon Property Group L.P.:
2.15%, 9/15/2017	558,000	563,865
2.20%, 2/1/2019	66,000	67,353
2.50%, 9/1/2020	150,000	154,731
2.50%, 7/15/2021 (b)	240,000	247,288
2.75%, 2/1/2023	150,000	154,009
3.30%, 1/15/2026 (b)	258,000	272,947
3.38%, 3/15/2022	468,000	499,479
3.38%, 10/1/2024	323,000	343,032
3.50%, 9/1/2025	205,000	219,695
3.75%, 2/1/2024	375,000	406,383
4.13%, 12/1/2021	175,000	193,760
4.38%, 3/1/2021	158,000	175,093
5.65%, 2/1/2020	472,000	533,570
10.35%, 4/1/2019	300,000	365,695
Sovran Acquisition L.P. 3.50%, 7/1/2026	275,000	277,398
Tanger Properties L.P.:
3.75%, 12/1/2024	50,000	51,440
3.88%, 12/1/2023	150,000	156,008
6.13%, 6/1/2020	300,000	342,556
UDR, Inc.:
Series 0001, 4.63%, 1/10/2022 (b)	50,000	55,053
Series MTN, 3.75%, 7/1/2024	25,000	26,476
Series MTN, 4.00%, 10/1/2025	150,000	163,057
Series MTN, 4.25%, 6/1/2018	250,000	262,251
Ventas Realty L.P.:
3.13%, 6/15/2023	300,000	305,058
3.50%, 2/1/2025	295,000	302,207
4.13%, 1/15/2026	18,000	19,308
Ventas Realty L.P. / Ventas Capital Corp.:
2.00%, 2/15/2018	270,000	271,259
2.70%, 4/1/2020	225,000	229,037
3.25%, 8/15/2022	9,000	9,235
4.00%, 4/30/2019	228,000	239,677
4.25%, 3/1/2022	443,000	477,735
4.75%, 6/1/2021	400,000	443,791
Vornado Realty L.P. 5.00%, 1/15/2022	450,000	489,938
Washington Real Estate Investment Trust 3.95%, 10/15/2022	100,000	101,531
Weingarten Realty Investors:
3.38%, 10/15/2022	250,000	253,552
3.85%, 6/1/2025	50,000	50,945
Welltower, Inc.:
2.25%, 3/15/2018	250,000	252,334
4.00%, 6/1/2025 (b)	100,000	104,899
4.13%, 4/1/2019	150,000	158,469
4.50%, 1/15/2024	100,000	107,759
4.70%, 9/15/2017	431,000	446,135
4.95%, 1/15/2021	350,000	385,202
5.25%, 1/15/2022	261,000	291,357
6.13%, 4/15/2020	150,000	169,447
Weyerhaeuser Co. 4.63%, 9/15/2023	250,000	276,578
WP Carey, Inc.:
4.00%, 2/1/2025	200,000	196,510
4.60%, 4/1/2024	300,000	308,731

		49,197,925

RETAIL — 3.5%
Advance Auto Parts, Inc.:
4.50%, 1/15/2022	100,000	107,213
5.75%, 5/1/2020	150,000	165,886
AutoNation, Inc.:
3.35%, 1/15/2021	50,000	51,008
4.50%, 10/1/2025	45,000	47,754
5.50%, 2/1/2020	300,000	327,266
6.75%, 4/15/2018	300,000	321,381
AutoZone, Inc.:
1.63%, 4/21/2019	40,000	40,186
2.50%, 4/15/2021	80,000	81,480
3.13%, 7/15/2023	100,000	103,285
3.13%, 4/21/2026	175,000	179,084
3.25%, 4/15/2025	235,000	243,991
3.70%, 4/15/2022	150,000	160,500
4.00%, 11/15/2020	450,000	486,837
7.13%, 8/1/2018	200,000	222,585
Bed Bath & Beyond, Inc. 3.75%, 8/1/2024 (b)	200,000	201,418
Best Buy Co., Inc.:
5.00%, 8/1/2018	230,000	241,304
5.50%, 3/15/2021	350,000	369,250
Brinker International, Inc. 3.88%, 5/15/2023 (b)	100,000	100,782
Coach, Inc. 4.25%, 4/1/2025	140,000	143,063
Costco Wholesale Corp.:
1.13%, 12/15/2017	50,000	50,291
1.70%, 12/15/2019	253,000	258,088
1.75%, 2/15/2020	420,000	425,993
2.25%, 2/15/2022	170,000	174,854
CVS Health Corp.:
1.90%, 7/20/2018	784,000	794,746
2.13%, 6/1/2021	700,000	705,463
2.25%, 12/5/2018	725,000	741,332
2.25%, 8/12/2019	569,000	583,213
2.75%, 12/1/2022	166,000	170,129
2.80%, 7/20/2020	1,235,000	1,281,873
2.88%, 6/1/2026	750,000	765,962
3.38%, 8/12/2024	525,000	559,767
3.50%, 7/20/2022	563,000	603,369
3.88%, 7/20/2025	921,000	1,015,597
4.00%, 12/5/2023	560,000	619,762
4.13%, 5/15/2021	250,000	273,519
4.75%, 12/1/2022	100,000	113,000
Dollar General Corp.:
3.25%, 4/15/2023	275,000	284,105
4.15%, 11/1/2025	125,000	136,935
Home Depot, Inc.:
2.00%, 6/15/2019	401,000	411,922
2.00%, 4/1/2021	713,000	729,164
2.25%, 9/10/2018 (b)	329,000	338,312
2.63%, 6/1/2022	81,000	84,616
2.70%, 4/1/2023	900,000	942,463
3.00%, 4/1/2026 (b)	500,000	531,271
3.35%, 9/15/2025	962,000	1,051,127
3.75%, 2/15/2024	453,000	505,632
3.95%, 9/15/2020	250,000	274,297
4.40%, 4/1/2021	300,000	337,513

See accompanying notes to financial statements.

196

SPDR Barclays Intermediate Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Kohl’s Corp.:
4.00%, 11/1/2021 (b)	$400,000	$412,722
4.25%, 7/17/2025 (b)	250,000	249,173
4.75%, 12/15/2023	200,000	210,668
Lowe’s Cos., Inc.:
1.15%, 4/15/2019	300,000	300,779
2.50%, 4/15/2026	750,000	759,929
3.12%, 4/15/2022	223,000	237,421
3.13%, 9/15/2024	400,000	428,550
3.38%, 9/15/2025	320,000	349,206
3.88%, 9/15/2023	150,000	167,514
4.63%, 4/15/2020	136,000	149,655
Macy’s Retail Holdings, Inc.:
2.88%, 2/15/2023	285,000	270,581
3.45%, 1/15/2021 (b)	250,000	253,982
3.63%, 6/1/2024 (b)	585,000	574,342
3.88%, 1/15/2022 (b)	265,000	268,297
4.38%, 9/1/2023	90,000	92,876
6.65%, 7/15/2024	570,000	656,274
7.45%, 7/15/2017	125,000	132,380
McDonald’s Corp.:
2.75%, 12/9/2020	331,000	344,612
Series GMTN, 5.80%, 10/15/2017	300,000	318,223
Series MTN, 2.10%, 12/7/2018	451,000	460,139
Series MTN, 2.20%, 5/26/2020	250,000	255,396
Series MTN, 2.63%, 1/15/2022	297,000	306,450
Series MTN, 3.25%, 6/10/2024 (b)	186,000	198,837
Series MTN, 3.38%, 5/26/2025	450,000	475,285
Series MTN, 3.50%, 7/15/2020	55,000	58,726
Series MTN, 3.63%, 5/20/2021	50,000	53,969
Series MTN, 3.70%, 1/30/2026	400,000	431,279
Series MTN, 5.00%, 2/1/2019	325,000	354,708
Series MTN, 5.35%, 3/1/2018	684,000	730,905
Nordstrom, Inc.:
4.00%, 10/15/2021 (b)	150,000	159,895
4.75%, 5/1/2020	250,000	271,243
6.25%, 1/15/2018	370,000	395,803
O’Reilly Automotive, Inc.:
3.55%, 3/15/2026 (b)	500,000	525,677
3.80%, 9/1/2022	73,000	77,714
4.63%, 9/15/2021	100,000	110,264
QVC, Inc.:
4.38%, 3/15/2023	950,000	951,627
4.45%, 2/15/2025	275,000	276,063
4.85%, 4/1/2024	300,000	309,873
5.13%, 7/2/2022	300,000	318,429
Ross Stores, Inc. 3.38%, 9/15/2024	100,000	103,178
Signet UK Finance PLC 4.70%, 6/15/2024	500,000	479,331
Staples, Inc.:
2.75%, 1/12/2018	20,000	20,201
4.38%, 1/12/2023 (b)	865,000	878,364
Starbucks Corp.:
2.00%, 12/5/2018	250,000	256,121
2.10%, 2/4/2021	450,000	463,817
2.45%, 6/15/2026	100,000	101,172
2.70%, 6/15/2022	150,000	158,706
3.85%, 10/1/2023	411,000	460,598
Target Corp.:
2.30%, 6/26/2019	485,000	501,251

2.50%, 4/15/2026 (b)	375,000	382,715
2.90%, 1/15/2022	530,000	563,051
3.50%, 7/1/2024	8,000	8,855
3.88%, 7/15/2020	350,000	382,386
6.00%, 1/15/2018	560,000	602,725
TJX Cos., Inc.:
2.50%, 5/15/2023	100,000	101,566
2.75%, 6/15/2021	200,000	209,762
6.95%, 4/15/2019	150,000	173,335
Wal-Mart Stores, Inc.:
1.13%, 4/11/2018	338,000	339,685
1.95%, 12/15/2018	139,000	142,565
2.55%, 4/11/2023	753,000	785,068
3.25%, 10/25/2020 (b)	400,000	432,899
3.30%, 4/22/2024	605,000	662,394
3.63%, 7/8/2020	400,000	437,211
4.13%, 2/1/2019 (b)	100,000	107,935
4.25%, 4/15/2021	230,000	259,630
5.80%, 2/15/2018	1,472,000	1,588,835
6.75%, 10/15/2023	100,000	130,136
Walgreen Co.:
3.10%, 9/15/2022	669,000	687,461
5.25%, 1/15/2019	64,000	69,364
Walgreens Boots Alliance, Inc.:
1.75%, 11/17/2017 (b)	466,000	469,543
1.75%, 5/30/2018	535,000	538,909
2.60%, 6/1/2021	730,000	742,481
2.70%, 11/18/2019	545,000	562,311
3.10%, 6/1/2023	285,000	289,928
3.30%, 11/18/2021	275,000	287,820
3.45%, 6/1/2026 (b)	225,000	230,508
3.80%, 11/18/2024	803,000	846,418

		46,716,289

SAVINGS & LOANS — 0.0% (e)
People’s United Financial, Inc. 3.65%, 12/6/2022	180,000	185,379

SEMICONDUCTORS — 1.1%
Altera Corp.:
2.50%, 11/15/2018	120,000	124,089
4.10%, 11/15/2023	250,000	283,171
Analog Devices, Inc.:
2.88%, 6/1/2023	300,000	310,715
3.90%, 12/15/2025	210,000	233,784
Applied Materials, Inc.:
2.63%, 10/1/2020	150,000	155,160
3.90%, 10/1/2025	300,000	331,767
4.30%, 6/15/2021	251,000	278,545
Intel Corp.:
1.35%, 12/15/2017	1,117,000	1,126,331
1.70%, 5/19/2021 (b)	100,000	100,853
2.45%, 7/29/2020	625,000	648,777
2.60%, 5/19/2026	500,000	507,508
2.70%, 12/15/2022	516,000	540,807
3.10%, 7/29/2022	225,000	240,895
3.30%, 10/1/2021	731,000	791,601
3.70%, 7/29/2025 (b)	939,000	1,050,315
KLA-Tencor Corp.:
4.13%, 11/1/2021	421,000	451,537
4.65%, 11/1/2024	700,000	762,714

See accompanying notes to financial statements.

197

SPDR Barclays Intermediate Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Lam Research Corp.:
2.75%, 3/15/2020	$337,000	$345,609
2.80%, 6/15/2021	350,000	359,081
3.45%, 6/15/2023	275,000	283,455
3.80%, 3/15/2025	100,000	103,705
3.90%, 6/15/2026	500,000	522,868
Maxim Integrated Products, Inc.:
2.50%, 11/15/2018	177,000	178,867
3.38%, 3/15/2023	100,000	103,708
QUALCOMM, Inc.:
1.40%, 5/18/2018 (b)	561,000	565,465
2.25%, 5/20/2020 (b)	667,000	687,217
3.00%, 5/20/2022	1,188,000	1,237,852
3.45%, 5/20/2025	507,000	536,347
Semiconductor Manufacturing International Corp. 4.13%, 10/7/2019 (d)	250,000	258,746
Texas Instruments, Inc.:
1.00%, 5/1/2018	20,000	19,985
1.65%, 8/3/2019	452,000	456,702
1.75%, 5/1/2020	350,000	353,627
1.85%, 5/15/2022	250,000	250,478
2.25%, 5/1/2023 (b)	450,000	455,675
Xilinx, Inc.:
2.13%, 3/15/2019	156,000	158,137
3.00%, 3/15/2021	230,000	242,236

		15,058,329

SOFTWARE — 2.2%
Adobe Systems, Inc.:
3.25%, 2/1/2025 (b)	265,000	278,965
4.75%, 2/1/2020	225,000	248,219
Autodesk, Inc.:
1.95%, 12/15/2017	250,000	250,565
4.38%, 6/15/2025 (b)	300,000	313,953
Broadridge Financial Solutions, Inc.:
3.40%, 6/27/2026	350,000	356,287
3.95%, 9/1/2020	100,000	106,456
CA, Inc.:
2.88%, 8/15/2018	150,000	152,268
3.60%, 8/1/2020	100,000	103,142
4.50%, 8/15/2023	350,000	380,250
CDK Global, Inc.
4.50%, 10/15/2024	150,000	147,000
Dun & Bradstreet Corp.:
3.25%, 12/1/2017	250,000	254,546
4.00%, 6/15/2020	100,000	103,761
4.38%, 12/1/2022	230,000	236,385
Electronic Arts, Inc.:
3.70%, 3/1/2021	450,000	476,347
4.80%, 3/1/2026	350,000	374,784
Fidelity National Information Services, Inc.:
2.00%, 4/15/2018	110,000	110,594
2.85%, 10/15/2018	185,000	189,788
3.50%, 4/15/2023	306,000	315,678
3.63%, 10/15/2020	620,000	655,427
3.88%, 6/5/2024	400,000	422,041
4.50%, 10/15/2022	140,000	152,769
5.00%, 3/15/2022	582,000	606,002

5.00%, 10/15/2025	595,000	676,267
Fiserv, Inc.:
2.70%, 6/1/2020	400,000	413,353
3.50%, 10/1/2022	250,000	263,492
3.85%, 6/1/2025	500,000	534,422
4.63%, 10/1/2020	150,000	164,773
4.75%, 6/15/2021	40,000	44,318
Microsoft Corp.:
0.88%, 11/15/2017	10,000	10,032
1.00%, 5/1/2018	250,000	250,445
1.30%, 11/3/2018	438,000	441,824
1.63%, 12/6/2018	99,000	100,598
1.85%, 2/12/2020	801,000	815,737
2.00%, 11/3/2020	1,066,000	1,093,002
2.13%, 11/15/2022	333,000	337,174
2.38%, 2/12/2022	773,000	797,330
2.38%, 5/1/2023	275,000	281,772
2.65%, 11/3/2022	650,000	678,461
2.70%, 2/12/2025	1,060,000	1,095,014
3.00%, 10/1/2020	548,000	583,699
3.13%, 11/3/2025	877,000	934,975
3.63%, 12/15/2023	491,000	542,069
4.00%, 2/8/2021	300,000	333,445
4.20%, 6/1/2019	385,000	418,871
Oracle Corp.:
1.20%, 10/15/2017	1,043,000	1,049,117
1.90%, 9/15/2021 (c)	1,365,000	1,370,695
2.25%, 10/8/2019	801,000	825,139
2.38%, 1/15/2019	606,000	624,442
2.40%, 9/15/2023	500,000	502,663
2.50%, 5/15/2022	1,030,000	1,051,212
2.50%, 10/15/2022	1,180,000	1,204,508
2.65%, 7/15/2026 (c)	1,380,000	1,383,058
2.80%, 7/8/2021	583,000	611,864
2.95%, 5/15/2025	1,000,000	1,039,893
3.40%, 7/8/2024	825,000	887,157
3.63%, 7/15/2023	303,000	327,634
3.88%, 7/15/2020	400,000	436,027
5.00%, 7/8/2019	650,000	720,878
5.75%, 4/15/2018 (b)	751,000	813,493

		29,894,080

TELECOMMUNICATIONS — 4.5%
America Movil SAB de CV:
3.13%, 7/16/2022	625,000	643,411
5.00%, 10/16/2019	400,000	440,921
5.00%, 3/30/2020	750,000	832,398
5.63%, 11/15/2017	212,000	223,854
AT&T, Inc.:
1.40%, 12/1/2017	762,000	763,152
1.75%, 1/15/2018 (b)	382,000	384,367
2.30%, 3/11/2019	689,000	703,952
2.38%, 11/27/2018	724,000	740,261
2.45%, 6/30/2020	1,143,000	1,165,964
2.63%, 12/1/2022	660,000	658,447
2.80%, 2/17/2021	750,000	770,176
3.00%, 2/15/2022	684,000	700,559
3.00%, 6/30/2022	1,476,000	1,510,597
3.40%, 5/15/2025	1,605,000	1,637,003
3.60%, 2/17/2023	1,300,000	1,357,394

See accompanying notes to financial statements.

198

SPDR Barclays Intermediate Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

3.80%, 3/15/2022	$706,000	$751,987
3.88%, 8/15/2021	379,000	407,967
3.90%, 3/11/2024	251,000	267,449
3.95%, 1/15/2025	505,000	534,496
4.13%, 2/17/2026	950,000	1,019,565
4.45%, 5/15/2021	441,000	484,777
4.45%, 4/1/2024	523,000	571,962
4.60%, 2/15/2021	455,000	499,789
5.00%, 3/1/2021	280,000	312,409
5.20%, 3/15/2020	450,000	499,215
5.50%, 2/1/2018	1,644,000	1,750,188
5.60%, 5/15/2018 (b)	344,000	370,655
5.80%, 2/15/2019	1,030,000	1,141,053
5.88%, 10/1/2019	450,000	509,066
British Telecommunications PLC:
2.35%, 2/14/2019	415,000	423,431
5.95%, 1/15/2018	600,000	641,970
CC Holdings GS V LLC / Crown Castle GS III Corp.:
2.38%, 12/15/2017	168,000	170,143
3.85%, 4/15/2023	524,000	553,954
Cisco Systems, Inc.:
1.40%, 2/28/2018	165,000	166,459
1.60%, 2/28/2019	275,000	278,916
1.65%, 6/15/2018	634,000	642,804
2.13%, 3/1/2019	1,388,000	1,425,827
2.20%, 2/28/2021	925,000	950,443
2.45%, 6/15/2020	694,000	721,537
2.60%, 2/28/2023	375,000	392,610
2.90%, 3/4/2021	55,000	58,221
2.95%, 2/28/2026	350,000	372,902
3.00%, 6/15/2022 (b)	150,000	160,429
3.50%, 6/15/2025	105,000	117,359
3.63%, 3/4/2024	303,000	339,599
4.45%, 1/15/2020	1,016,000	1,122,068
4.95%, 2/15/2019	725,000	796,050
Deutsche Telekom International Finance B.V.:
6.00%, 7/8/2019	350,000	395,159
6.75%, 8/20/2018	300,000	334,385
GTE Corp. 6.84%, 4/15/2018	21,000	22,549
Juniper Networks, Inc.:
3.13%, 2/26/2019	150,000	153,729
3.30%, 6/15/2020	100,000	102,508
4.35%, 6/15/2025 (b)	30,000	30,890
4.50%, 3/15/2024	325,000	339,079
4.60%, 3/15/2021	100,000	107,355
Motorola Solutions, Inc.:
3.50%, 9/1/2021 (b)	700,000	712,751
3.50%, 3/1/2023	275,000	264,760
3.75%, 5/15/2022	361,000	361,651
4.00%, 9/1/2024 (b)	15,000	14,597
Nippon Telegraph & Telephone Corp. 1.40%, 7/18/2017	211,000	211,500
Orange SA:
2.75%, 2/6/2019	865,000	890,085
4.13%, 9/14/2021	200,000	219,703
5.38%, 7/8/2019	400,000	444,271
Pacific Bell Telephone Co. 7.13%, 3/15/2026	1,000	1,297

Qwest Corp.:
6.75%, 12/1/2021	650,000	695,500
7.25%, 9/15/2025	850,000	900,974
Rogers Communications, Inc.:
3.63%, 12/15/2025	100,000	106,703
4.10%, 10/1/2023	455,000	501,043
6.80%, 8/15/2018	1,020,000	1,125,884
Telefonaktiebolaget LM Ericsson 4.13%, 5/15/2022	477,000	507,933
Telefonica Emisiones SAU:
3.19%, 4/27/2018	450,000	462,467
4.57%, 4/27/2023	450,000	497,832
5.13%, 4/27/2020	280,000	309,788
5.46%, 2/16/2021	925,000	1,054,135
5.88%, 7/15/2019	410,000	458,501
Telefonos de Mexico SAB de CV 5.50%, 11/15/2019 (b)	150,000	165,991
Verizon Communications, Inc.:
1.10%, 11/1/2017	150,000	150,214
2.45%, 11/1/2022 (b)	379,000	382,965
2.55%, 6/17/2019	250,000	258,714
2.63%, 2/21/2020	1,236,000	1,277,717
3.00%, 11/1/2021	431,000	452,382
3.45%, 3/15/2021	200,000	214,682
3.50%, 11/1/2021	873,000	940,065
3.50%, 11/1/2024	898,000	953,594
3.65%, 9/14/2018	1,315,000	1,382,411
4.15%, 3/15/2024	277,000	304,857
4.50%, 9/15/2020	1,771,000	1,966,460
4.60%, 4/1/2021	650,000	729,179
5.15%, 9/15/2023	3,784,000	4,404,899
5.50%, 2/15/2018	372,000	397,357
6.10%, 4/15/2018	345,000	374,555
Vodafone Group PLC:
1.25%, 9/26/2017	270,000	269,861
1.50%, 2/19/2018	862,000	861,833
2.50%, 9/26/2022	386,000	379,083
2.95%, 2/19/2023	765,000	772,151
4.38%, 3/16/2021 (b)	100,000	109,605
4.63%, 7/15/2018	390,000	412,023
5.45%, 6/10/2019	425,000	468,537

		59,843,920

TEXTILES — 0.0% (e)
Cintas Corp. No 2:
4.30%, 6/1/2021	250,000	275,624
6.13%, 12/1/2017	100,000	106,908
Mohawk Industries, Inc. 3.85%, 2/1/2023	213,000	224,453

		606,985

TOBACCO — 0.1%
Reynolds American, Inc.:
2.30%, 8/21/2017	180,000	182,249
4.45%, 6/12/2025	105,000	117,140
6.88%, 5/1/2020	300,000	353,516
8.13%, 6/23/2019	400,000	472,966

		1,125,871

See accompanying notes to financial statements.

199

SPDR Barclays Intermediate Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

TOYS/GAMES/HOBBIES — 0.1%
Hasbro, Inc. 3.15%, 5/15/2021	$100,000	$103,342
Mattel, Inc.:
2.35%, 5/6/2019	440,000	447,602
3.15%, 3/15/2023	150,000	150,922
4.35%, 10/1/2020	75,000	80,575

		782,441

TRANSPORTATION — 1.4%
Burlington Northern Santa Fe LLC:
3.00%, 3/15/2023	200,000	211,132
3.05%, 3/15/2022	630,000	673,626
3.05%, 9/1/2022	111,000	118,658
3.40%, 9/1/2024	300,000	325,473
3.45%, 9/15/2021	200,000	216,517
3.60%, 9/1/2020	75,000	80,777
3.65%, 9/1/2025	200,000	220,902
3.75%, 4/1/2024	798,000	884,583
3.85%, 9/1/2023	956,000	1,061,602
4.10%, 6/1/2021	100,000	110,417
4.70%, 10/1/2019	100,000	110,766
5.75%, 3/15/2018	227,000	244,816
Canadian National Railway Co.:
2.25%, 11/15/2022	100,000	101,927
2.75%, 3/1/2026	465,000	487,683
2.85%, 12/15/2021	50,000	52,815
2.95%, 11/21/2024	170,000	181,491
5.55%, 5/15/2018	150,000	162,212
5.55%, 3/1/2019	251,000	278,480
Canadian Pacific Railway Co.:
3.70%, 2/1/2026	39,000	41,885
4.50%, 1/15/2022	150,000	166,123
6.50%, 5/15/2018	300,000	325,884
CSX Corp.:
3.35%, 11/1/2025	500,000	529,986
3.40%, 8/1/2024 (b)	200,000	213,553
3.70%, 10/30/2020	225,000	241,151
3.70%, 11/1/2023	94,000	102,273
6.25%, 3/15/2018	410,000	443,592
7.38%, 2/1/2019	205,000	235,373
FedEx Corp.:
2.30%, 2/1/2020	250,000	255,499
2.63%, 8/1/2022	139,000	142,226
2.70%, 4/15/2023	100,000	102,029
3.20%, 2/1/2025	250,000	260,798
3.25%, 4/1/2026 (b)	450,000	468,147
4.00%, 1/15/2024	145,000	159,919
8.00%, 1/15/2019	450,000	522,164
JB Hunt Transport Services, Inc.:
2.40%, 3/15/2019	50,000	50,319
3.30%, 8/15/2022	200,000	208,072
3.85%, 3/15/2024	150,000	159,862
Kansas City Southern:
2.35%, 5/15/2020 (d)	250,000	249,846
3.13%, 6/1/2026	155,000	157,995
Norfolk Southern Corp.:
2.90%, 6/15/2026	335,000	345,191
2.90%, 2/15/2023	400,000	415,082
3.00%, 4/1/2022	214,000	223,558

3.25%, 12/1/2021	700,000	741,166
5.59%, 5/17/2025	100,000	121,405
5.75%, 4/1/2018	227,000	244,451
5.90%, 6/15/2019	250,000	280,716
Ryder System, Inc.:
Series MTN, 2.35%, 2/26/2019	150,000	151,552
Series MTN, 2.45%, 11/15/2018 (b)	150,000	151,934
Series MTN, 2.45%, 9/3/2019	250,000	252,713
Series MTN, 2.50%, 5/11/2020	150,000	150,565
Series MTN, 2.55%, 6/1/2019	150,000	152,116
Series MTN, 2.65%, 3/2/2020	100,000	101,215
Series MTN, 2.88%, 9/1/2020	250,000	253,957
Union Pacific Corp.:
1.80%, 2/1/2020	205,000	207,897
2.25%, 2/15/2019	450,000	462,451
2.75%, 4/15/2023	150,000	156,542
2.75%, 3/1/2026	258,000	267,906
2.95%, 1/15/2023	200,000	211,855
3.25%, 8/15/2025	100,000	108,301
3.65%, 2/15/2024	231,000	255,203
3.75%, 3/15/2024	150,000	166,841
4.00%, 2/1/2021	12,000	13,209
4.16%, 7/15/2022	519,000	585,079
United Parcel Service of America, Inc.
8.38%, 4/1/2020	100,000	124,830
United Parcel Service, Inc.:
2.45%, 10/1/2022	192,000	198,595
3.13%, 1/15/2021	400,000	429,055
5.13%, 4/1/2019	1,003,000	1,110,454
5.50%, 1/15/2018	356,000	380,846

		18,825,258

TRUCKING & LEASING — 0.1%
GATX Corp.:
2.38%, 7/30/2018	232,000	232,154
2.60%, 3/30/2020 (b)	175,000	173,667
3.25%, 3/30/2025	100,000	97,066
4.85%, 6/1/2021	175,000	187,912

		690,799

WATER — 0.0% (e)
American Water Capital Corp.:
3.40%, 3/1/2025	328,000	353,010
3.85%, 3/1/2024	150,000	166,371
6.09%, 10/15/2017	12,000	12,693

		532,074

TOTAL CORPORATE BONDS & NOTES (Cost $1,299,157,332)		1,332,442,247

	Shares

SHORT-TERM INVESTMENTS — 2.3%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (g) (h)	2,977,223	2,977,223

See accompanying notes to financial statements.

200

SPDR Barclays Intermediate Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

State Street Navigator Securities Lending Prime Portfolio (g) (i)	27,572,173	$27,572,173

TOTAL SHORT-TERM INVESTMENTS (Cost $30,549,396)		30,549,396

TOTAL INVESTMENTS — 101.4% (Cost $1,329,706,728)		1,362,991,643
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.4)%		(19,030,100)

NET ASSETS — 100.0%		$1,343,961,543

(a)	Step-up bond — Coupon rate increases in increments to maturity. Rate shown as of June 30, 2016. Maturity date shown is the final maturity.
(b)	All or a portion of the shares of the security are on loan at June 30, 2016.
(c)	When-issued security.
(d)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 2.9% of net assets as of June 30, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)	Amount shown represents less than 0.05% of net assets.
(f)	Variable Rate Security — Interest rate shown is rate in effect at June 30, 2016.
(g)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(h)	The rate shown is the annualized seven-day yield at June 30, 2016.
(i)	Investment of cash collateral for securities loaned.

GMTN = Global Medium Term Note

MTN = Medium Term Note

REIT = Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes
Advertising	$—	$3,776,950	$—	$3,776,950
Aerospace & Defense	—	15,408,275	—	15,408,275
Agriculture	—	12,246,878	—	12,246,878
Airlines	—	2,563,927	—	2,563,927
Apparel	—	1,292,624	—	1,292,624
Auto Manufacturers	—	37,166,964	—	37,166,964
Auto Parts & Equipment	—	2,974,658	—	2,974,658
Banks	—	334,758,022	—	334,758,022
Beverages	—	39,284,703	—	39,284,703
Biotechnology	—	16,012,042	—	16,012,042
Chemicals	—	22,917,688	—	22,917,688
Commercial Services	—	9,531,629	—	9,531,629
Construction Materials	—	2,625,526	—	2,625,526
Distribution & Wholesale	—	428,850	—	428,850
Diversified Financial Services	—	52,302,437	—	52,302,437
Electric	—	66,343,819	—	66,343,819
Electrical Components & Equipment	—	2,413,300	—	2,413,300
Electronics	—	9,945,992	—	9,945,992
Engineering & Construction	—	1,507,529	—	1,507,529
Environmental Control	—	3,639,817	—	3,639,817
Food	—	20,022,540	—	20,022,540
Forest Products & Paper	—	3,291,546	—	3,291,546
Gas	—	6,248,928	—	6,248,928
Hand & Machine Tools	—	1,408,001	—	1,408,001
Health Care Products	—	24,046,421	—	24,046,421
Health Care Services	—	19,803,321	—	19,803,321
Holding Companies-Divers	—	1,164,606	—	1,164,606
Home Builders.	—	289,484	—	289,484
Home Furnishings	—	898,570	—	898,570
Household Products	—	4,764,733	—	4,764,733
Household Products & Wares	—	2,918,267	—	2,918,267

See accompanying notes to financial statements.

201

SPDR Barclays Intermediate Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Housewares	$—	$3,293,483	$—	$3,293,483
Insurance.	—	38,753,338	—	38,753,338
Internet	—	14,124,304	—	14,124,304
Investment Company Security	—	2,336,484	—	2,336,484
Iron/Steel	—	3,640,814	—	3,640,814
IT Services	—	44,643,104	—	44,643,104
Leisure Time	—	1,011,486	—	1,011,486
Lodging	—	4,126,052	—	4,126,052
Machinery, Construction & Mining	—	5,844,967	—	5,844,967
Machinery-Diversified	—	9,464,395	—	9,464,395
Media	—	42,361,233	—	42,361,233
Metal Fabricate & Hardware	—	1,564,510	—	1,564,510
Mining	—	8,504,379	—	8,504,379
Miscellaneous Manufacturer	—	12,755,600	—	12,755,600
Office & Business Equipment	—	2,760,657	—	2,760,657
Oil & Gas	—	73,894,700	—	73,894,700
Oil & Gas Services.	—	5,611,608	—	5,611,608
Packaging & Containers	—	1,819,140	—	1,819,140
Pharmaceuticals	—	66,538,854	—	66,538,854
Pipelines	—	41,501,217	—	41,501,217
Real Estate	—	2,434,525	—	2,434,525
Real Estate Investment Trusts	—	49,197,925	—	49,197,925
Retail	—	46,716,289	—	46,716,289
Savings & Loans	—	185,379	—	185,379
Semiconductors	—	15,058,329	—	15,058,329
Software	—	29,894,080	—	29,894,080
Telecommunications.	—	59,843,920	—	59,843,920
Textiles	—	606,985	—	606,985
Tobacco	—	1,125,871	—	1,125,871
Toys/Games/Hobbies	—	782,441	—	782,441
Transportation	—	18,825,258	—	18,825,258
Trucking & Leasing	—	690,799	—	690,799
Water	—	532,074	—	532,074
Short-Term Investments	30,549,396	—	—	30,549,396

TOTAL INVESTMENTS	$30,549,396	$1,332,442,247	$—	$1,362,991,643

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	439,892	$439,892	148,785,288	146,247,957	2,977,223	$2,977,223	$6,711	$—
State Street Navigator Securities Lending Prime Portfolio	13,258,758	13,258,758	83,055,738	68,742,323	27,572,173	27,572,173	90,837	—

See accompanying notes to financial statements.

202

SPDR Barclays Long Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Principal Amount	Value

CORPORATE BONDS & NOTES — 98.8%
ADVERTISING — 0.1%
WPP Finance 2010:
5.13%, 9/7/2042	$30,000	$32,309
5.63%, 11/15/2043	51,000	59,397

		91,706

AEROSPACE & DEFENSE — 1.9%
Boeing Co.:
3.38%, 6/15/2046	50,000	49,905
3.50%, 3/1/2045	17,000	17,353
6.63%, 2/15/2038	94,000	137,098
6.88%, 3/15/2039	73,000	109,940
General Dynamics Corp. 3.60%, 11/15/2042 (a)	30,000	31,370
Harris Corp.:
4.85%, 4/27/2035	73,000	79,791
6.15%, 12/15/2040	30,000	37,372
Lockheed Martin Corp.:
3.60%, 3/1/2035	64,000	64,982
3.80%, 3/1/2045	146,000	148,664
4.07%, 12/15/2042	39,000	41,319
4.50%, 5/15/2036	34,000	38,573
4.70%, 5/15/2046	57,000	66,533
4.85%, 9/15/2041	124,000	144,657
5.72%, 6/1/2040	100,000	129,520
Series B, 6.15%, 9/1/2036	81,000	107,846
Northrop Grumman Corp.:
4.75%, 6/1/2043	189,000	222,457
5.05%, 11/15/2040	64,000	76,925
Northrop Grumman Systems Corp. 7.75%, 2/15/2031	30,000	44,828
Raytheon Co.:
4.20%, 12/15/2044	17,000	19,292
4.70%, 12/15/2041	107,000	128,415
7.20%, 8/15/2027	30,000	42,595
Rockwell Collins, Inc. 4.80%, 12/15/2043	64,000	76,373
United Technologies Corp.:
4.15%, 5/15/2045	64,000	70,283
4.50%, 6/1/2042	203,000	232,310
5.40%, 5/1/2035	64,000	79,006
5.70%, 4/15/2040	133,000	173,699
6.05%, 6/1/2036	124,000	164,491
6.13%, 7/15/2038	112,000	151,550
7.50%, 9/15/2029	86,000	127,049

		2,814,196

AGRICULTURE — 1.3%
Altria Group, Inc.:
4.25%, 8/9/2042	94,000	102,025
4.50%, 5/2/2043	64,000	72,250
5.38%, 1/31/2044	182,000	233,110
9.95%, 11/10/2038	128,000	233,610
10.20%, 2/6/2039	20,000	37,332
Archer-Daniels-Midland Co.:
4.02%, 4/16/2043	112,000	119,064
4.54%, 3/26/2042	30,000	34,161
Philip Morris International, Inc.:
3.88%, 8/21/2042	154,000	158,093

4.13%, 3/4/2043	94,000	99,989
4.25%, 11/10/2044	85,000	93,085
4.50%, 3/20/2042	124,000	137,835
4.88%, 11/15/2043	88,000	104,594
6.38%, 5/16/2038	124,000	170,117
Reynolds American, Inc.:
5.70%, 8/15/2035	64,000	77,855
5.85%, 8/15/2045	73,000	92,875
6.15%, 9/15/2043	189,000	244,199

		2,010,194

AIRLINES — 0.3%
American Airlines 2014-1 Pass Through Trust, Class A Series A, 3.70%, 4/1/2028	106,867	110,904
American Airlines 2015-1 Pass Through Trust, Class A 3.38%, 11/1/2028	73,497	75,379
American Airlines 2016-1 Pass Through Trust, Class AA Series AA, 3.58%, 7/15/2029	107,000	113,286
American Airlines 2016-2 Pass Through Trust, Class AA Series AA, 3.20%, 12/15/2029	50,000	51,688
United Airlines 2014-1 Pass Through Trust, Class A Series A, 4.00%, 10/11/2027	81,075	85,615
United Airlines 2014-2 Pass Through Trust, Class A Series A, 3.75%, 3/3/2028	62,138	65,064
United Airlines 2015-1 Pass Through Trust, Class AA 3.45%, 6/1/2029	21,000	21,867
US Airways 2013-1 Pass Through Trust, Class A 3.95%, 5/15/2027	7,844	8,227

		532,030

APPAREL — 0.1%
NIKE, Inc.:
3.63%, 5/1/2043	30,000	31,624
3.88%, 11/1/2045	86,000	94,556
VF Corp. 6.45%, 11/1/2037	64,000	86,749

		212,929

AUTO MANUFACTURERS — 1.0%
Daimler Finance North America LLC 8.50%, 1/18/2031	130,000	210,779
Ford Motor Co.:
4.75%, 1/15/2043	163,000	170,960
6.63%, 10/1/2028	94,000	117,557
7.40%, 11/1/2046	86,000	120,376
7.45%, 7/16/2031	184,000	246,133
General Motors Co.:
5.00%, 4/1/2035	163,000	161,714
6.25%, 10/2/2043	189,000	208,450
6.60%, 4/1/2036	70,000	80,284
6.75%, 4/1/2046	150,000	176,718

		1,492,971

AUTO PARTS & EQUIPMENT — 0.2%
BorgWarner, Inc. 4.38%, 3/15/2045	50,000	52,155
Johnson Controls, Inc.:
4.95%, 7/2/2064	52,000	51,389

See accompanying notes to financial statements.

203

SPDR Barclays Long Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

5.25%, 12/1/2041	$30,000	$33,038
5.70%, 3/1/2041	30,000	35,007
6.00%, 1/15/2036	94,000	112,677

		284,266

BANKS — 8.9%
Bank of America Corp.:
6.11%, 1/29/2037	200,000	237,957
6.75%, 6/1/2028	86,000	107,364
7.75%, 5/14/2038	189,000	266,736
Series L, 4.75%, 4/21/2045	47,000	48,002
Series MTN, 4.25%, 10/22/2026	120,000	124,106
Series MTN, 4.88%, 4/1/2044	136,000	152,998
Series MTN, 5.00%, 1/21/2044	172,000	198,505
Series MTN, 5.88%, 2/7/2042	120,000	151,008
Bank of America NA 6.00%, 10/15/2036	214,000	272,555
Bank One Corp.:
7.63%, 10/15/2026 (a)	64,000	85,365
8.00%, 4/29/2027	172,000	232,070
Barclays PLC 5.25%, 8/17/2045	214,000	225,027
Branch Banking & Trust Co. 3.80%, 10/30/2026	72,000	78,749
Citigroup, Inc.:
4.45%, 9/29/2027	283,000	291,983
4.65%, 7/30/2045	94,000	102,987
4.75%, 5/18/2046	100,000	99,757
5.30%, 5/6/2044	88,000	95,212
5.88%, 2/22/2033	94,000	107,647
5.88%, 1/30/2042	154,000	196,625
6.00%, 10/31/2033	94,000	110,027
6.13%, 8/25/2036	85,000	102,343
6.63%, 1/15/2028	64,000	81,491
6.63%, 6/15/2032	86,000	105,919
6.68%, 9/13/2043	124,000	158,758
8.13%, 7/15/2039	249,000	386,628
Cooperatieve Rabobank UA:
5.25%, 8/4/2045	214,000	237,465
5.75%, 12/1/2043	214,000	247,875
Credit Suisse Group Funding Guernsey, Ltd. 4.88%, 5/15/2045	164,000	162,236
Fifth Third Bancorp 8.25%, 3/1/2038	86,000	126,978
Goldman Sachs Capital I 6.35%, 2/15/2034	154,000	180,755
Goldman Sachs Group, Inc.:
4.75%, 10/21/2045	119,000	131,676
5.15%, 5/22/2045	100,000	103,600
5.95%, 1/15/2027	50,000	57,415
6.13%, 2/15/2033	229,000	285,589
6.25%, 2/1/2041	365,000	471,356
6.45%, 5/1/2036	172,000	201,577
6.75%, 10/1/2037	629,000	775,316
Series MTN, 4.80%, 7/8/2044	119,000	130,274
HSBC Bank USA NA 5.63%, 8/15/2035	129,000	145,426
HSBC Holdings PLC:
5.25%, 3/14/2044	172,000	178,003
6.10%, 1/14/2042 (a)	94,000	119,812
6.50%, 5/2/2036	157,000	183,887
6.50%, 9/15/2037	153,000	180,217
6.80%, 6/1/2038	129,000	157,440
7.63%, 5/17/2032	124,000	157,549

HSBC USA, Inc. 7.20%, 7/15/2097	100,000	127,907
JPMorgan Chase & Co.:
4.13%, 12/15/2026	124,000	129,472
4.25%, 10/1/2027	112,000	118,528
4.85%, 2/1/2044 (a)	107,000	127,844
4.95%, 6/1/2045	107,000	116,294
5.40%, 1/6/2042	154,000	190,691
5.50%, 10/15/2040	105,000	130,926
5.60%, 7/15/2041	154,000	195,172
5.63%, 8/16/2043	116,000	136,017
6.40%, 5/15/2038	210,000	286,198
Morgan Stanley:
3.95%, 4/23/2027	354,000	356,022
4.30%, 1/27/2045	150,000	157,224
6.38%, 7/24/2042	274,000	369,728
7.25%, 4/1/2032	44,000	60,493
Series GMTN, 4.35%, 9/8/2026	189,000	196,984
Series MTN, 6.25%, 8/9/2026	43,000	53,638
Regions Bank 6.45%, 6/26/2037	54,000	65,580
Wachovia Corp.:
5.50%, 8/1/2035	35,000	40,855
7.50%, 4/15/2035	43,000	58,803
7.57%, 8/1/2026 (b) (c)	86,000	112,178
Wells Fargo & Co.:
3.90%, 5/1/2045	327,000	343,592
4.65%, 11/4/2044	257,000	266,698
5.38%, 2/7/2035	64,000	78,662
5.38%, 11/2/2043	129,000	148,540
5.61%, 1/15/2044	266,000	316,195
Series GMTN, 4.30%, 7/22/2027	159,000	170,967
Series GMTN, 4.90%, 11/17/2045	202,000	219,785
Wells Fargo Bank NA:
5.85%, 2/1/2037	114,000	144,038
5.95%, 8/26/2036	159,000	199,954
6.60%, 1/15/2038	157,000	215,142
Wells Fargo Capital 5.95%, 12/1/2086	64,000	68,037

		13,456,429

BEVERAGES — 3.0%
Anheuser-Busch Cos. LLC:
5.95%, 1/15/2033	124,000	154,681
6.45%, 9/1/2037	75,000	99,073
Anheuser-Busch InBev Finance, Inc.:
4.63%, 2/1/2044	120,000	136,714
4.70%, 2/1/2036	486,000	546,737
4.90%, 2/1/2046	1,145,000	1,339,756
Anheuser-Busch InBev Worldwide, Inc.:
3.75%, 7/15/2042	148,000	147,145
6.38%, 1/15/2040	140,000	185,117
8.00%, 11/15/2039	64,000	99,269
8.20%, 1/15/2039	47,000	73,704
Brown-Forman Corp. 4.50%, 7/15/2045	77,000	87,579
Coca-Cola Femsa SAB de CV 5.25%, 11/26/2043	79,000	94,529
Diageo Capital PLC:
3.88%, 4/29/2043 (a)	64,000	67,255
5.88%, 9/30/2036	64,000	83,009
Diageo Investment Corp. 7.45%, 4/15/2035	64,000	93,891

See accompanying notes to financial statements.

204

SPDR Barclays Long Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Dr Pepper Snapple Group, Inc. 4.50%, 11/15/2045	$77,000	$84,746
Fomento Economico Mexicano SAB de CV 4.38%, 5/10/2043	86,000	89,754
Molson Coors Brewing Co.:
4.20%, 7/15/2046 (d)	60,000	60,354
5.00%, 5/1/2042	154,000	172,387
Pepsi Bottling Group, Inc. Series B, 7.00%, 3/1/2029	172,000	244,176
PepsiAmericas, Inc. 5.50%, 5/15/2035	64,000	79,694
PepsiCo, Inc.:
4.00%, 3/5/2042	43,000	45,604
4.25%, 10/22/2044	51,000	55,985
4.45%, 4/14/2046	186,000	213,173
4.88%, 11/1/2040	94,000	109,700
5.50%, 1/15/2040	94,000	118,459

		4,482,491

BIOTECHNOLOGY — 1.7%
Amgen, Inc.:
4.40%, 5/1/2045	124,000	128,814
4.95%, 10/1/2041	24,000	26,018
5.15%, 11/15/2041	112,000	127,099
5.38%, 5/15/2043	142,000	165,560
5.65%, 6/15/2042	124,000	148,987
5.75%, 3/15/2040	94,000	112,322
6.38%, 6/1/2037	107,000	137,162
6.40%, 2/1/2039	64,000	82,039
6.90%, 6/1/2038	94,000	127,887
Biogen, Inc. 5.20%, 9/15/2045	142,000	161,290
Celgene Corp.:
4.63%, 5/15/2044	164,000	169,964
5.00%, 8/15/2045	150,000	165,473
5.25%, 8/15/2043	30,000	33,427
Genentech, Inc. 5.25%, 7/15/2035	100,000	127,649
Gilead Sciences, Inc.:
4.50%, 2/1/2045	159,000	172,476
4.60%, 9/1/2035	86,000	95,562
4.75%, 3/1/2046	266,000	300,895
4.80%, 4/1/2044	47,000	52,908
5.65%, 12/1/2041	154,000	192,852

		2,528,384

CHEMICALS — 2.2%
Agrium, Inc.:
4.13%, 3/15/2035	73,000	69,871
4.90%, 6/1/2043	64,000	66,268
5.25%, 1/15/2045	21,000	22,566
6.13%, 1/15/2041	77,000	91,272
Albemarle Corp. 5.45%, 12/1/2044	64,000	68,659
CF Industries, Inc.:
4.95%, 6/1/2043	142,000	128,055
5.15%, 3/15/2034	112,000	108,020
Dow Chemical Co.:
4.38%, 11/15/2042	94,000	95,607
4.63%, 10/1/2044	94,000	98,996
7.38%, 11/1/2029	124,000	163,958
9.40%, 5/15/2039	86,000	133,745
Eastman Chemical Co. 4.65%, 10/15/2044	150,000	153,179

Ecolab, Inc. 5.50%, 12/8/2041	112,000	138,351
EI du Pont de Nemours & Co.:
4.15%, 2/15/2043 (a)	64,000	64,877
4.90%, 1/15/2041	64,000	71,502
5.60%, 12/15/2036	64,000	76,560
Lubrizol Corp. 6.50%, 10/1/2034	120,000	163,032
LYB International Finance B.V.:
4.88%, 3/15/2044	123,000	129,293
5.25%, 7/15/2043	102,000	111,113
LyondellBasell Industries NV 4.63%, 2/26/2055	77,000	73,919
Methanex Corp. 5.65%, 12/1/2044	64,000	52,960
Monsanto Co.:
3.60%, 7/15/2042	23,000	19,796
3.95%, 4/15/2045	64,000	58,685
4.20%, 7/15/2034	86,000	84,240
4.65%, 11/15/2043	94,000	93,780
4.70%, 7/15/2064	64,000	58,211
5.88%, 4/15/2038	64,000	73,087
Mosaic Co.:
5.45%, 11/15/2033	47,000	51,274
5.63%, 11/15/2043	97,000	106,436
Potash Corp. of Saskatchewan, Inc. 5.88%, 12/1/2036	94,000	112,762
PPG Industries, Inc. 5.50%, 11/15/2040	81,000	96,755
Praxair, Inc. 3.55%, 11/7/2042	64,000	63,835
Rohm&Haas Co. 7.85%, 7/15/2029	129,000	177,570
RPM International, Inc. 5.25%, 6/1/2045	64,000	64,803
Sherwin-Williams Co. 4.00%, 12/15/2042	90,000	89,056
Valspar Corp. 4.40%, 2/1/2045	69,000	67,731

		3,299,824

COMMERCIAL SERVICES — 1.1%
Board of Trustees of The Leland Stanford Junior University 3.46%, 5/1/2047	94,000	101,763
California Institute of Technology 4.32%, 8/1/2045	73,000	86,637
Catholic Health Initiatives 4.35%, 11/1/2042	74,000	74,964
Cleveland Clinic Foundation 4.86%, 1/1/2114	43,000	47,784
Equifax, Inc. 7.00%, 7/1/2037	64,000	82,350
George Washington University 4.87%, 9/15/2045	94,000	112,268
Johns Hopkins University Series 2013, 4.08%, 7/1/2053	64,000	71,981
Massachusetts Institute of Technology:
3.96%, 7/1/2038	56,000	64,183
4.68%, 7/1/2114	64,000	75,263
5.60%, 7/1/2111	64,000	89,758
Metropolitan Museum of Art Series 2015, 3.40%, 7/1/2045	52,000	53,310
Northwestern University:
3.69%, 12/1/2038	64,000	70,029
3.87%, 12/1/2048	64,000	72,864
President and Fellows of Harvard College 3.62%, 10/1/2037	28,000	30,731

See accompanying notes to financial statements.

205

SPDR Barclays Long Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Princeton University 5.70%, 3/1/2039	$64,000	$92,068
S&P Global, Inc. 6.55%, 12/15/2037	64,000	77,851
Trustees of Dartmouth College 3.47%, 6/1/2046	35,000	37,079
University of Notre Dame du Lac Series 2015, 3.44%, 2/15/2045	51,000	54,070
Verisk Analytics, Inc. 5.50%, 6/15/2045	64,000	66,687
Western Union Co. 6.20%, 11/17/2036	94,000	100,026
William Marsh Rice University 3.57%, 5/15/2045	129,000	139,732

		1,601,398

CONSTRUCTION MATERIALS — 0.1%
Lafarge SA 7.13%, 7/15/2036	100,000	120,751
Owens Corning 7.00%, 12/1/2036	57,000	68,474

		189,225

DISTRIBUTION & WHOLESALE — 0.1%
WW Grainger, Inc.:
3.75%, 5/15/2046	50,000	52,140
4.60%, 6/15/2045	94,000	110,743

		162,883

DIVERSIFIED FINANCIAL SERVICES — 2.6%
American Express Co. 4.05%, 12/3/2042	94,000	96,861
AXA Financial, Inc. 7.00%, 4/1/2028	86,000	110,985
CME Group, Inc. 5.30%, 9/15/2043	94,000	118,165
Credit Suisse USA, Inc. 7.13%, 7/15/2032	112,000	148,156
GE Capital International Funding Co Unlimited Co. 4.42%, 11/15/2035 (e)	1,311,000	1,466,438
General Electric Co.:
Series A, 6.75%, 3/15/2032	229,000	321,226
Series GMTN, 6.15%, 8/7/2037	135,000	187,680
Series GMTN, 6.88%, 1/10/2039	188,000	281,889
Series MTN, 5.88%, 1/14/2038	150,000	201,783
Invesco Finance PLC 5.38%, 11/30/2043	94,000	109,923
Jefferies Group LLC:
6.25%, 1/15/2036	64,000	64,249
6.45%, 6/8/2027	64,000	70,358
Legg Mason, Inc. 5.63%, 1/15/2044	47,000	48,747
National Rural Utilities Cooperative Finance Corp. Series C, 8.00%, 3/1/2032	94,000	143,706
Visa, Inc.:
4.15%, 12/14/2035	137,000	154,032
4.30%, 12/14/2045	350,000	403,143

		3,927,341

ELECTRIC — 12.4%
Alabama Power Co.:
3.75%, 3/1/2045	64,000	66,673
4.10%, 1/15/2042	64,000	69,483
4.15%, 8/15/2044	73,000	80,191
4.30%, 1/2/2046	43,000	48,938
6.00%, 3/1/2039	64,000	84,737
Series 11-C, 5.20%, 6/1/2041	64,000	79,356

Ameren Illinois Co.:
4.15%, 3/15/2046	43,000	48,212
4.80%, 12/15/2043	64,000	77,869
Appalachian Power Co.:
6.38%, 4/1/2036	64,000	80,708
7.00%, 4/1/2038	99,000	133,686
Series L, 5.80%, 10/1/2035	30,000	35,915
Arizona Public Service Co.:
3.75%, 5/15/2046	50,000	52,611
4.50%, 4/1/2042	154,000	178,396
Berkshire Hathaway Energy Co.:
6.13%, 4/1/2036	124,000	162,863
6.50%, 9/15/2037	81,000	110,972
8.48%, 9/15/2028	172,000	262,831
CenterPoint Energy Houston Electric LLC 4.50%, 4/1/2044	125,000	146,956
Cleco Corporate Holdings LLC 4.97%, 5/1/2046 (e)	35,000	36,031
Cleco Power LLC 6.00%, 12/1/2040	64,000	79,617
CMS Energy Corp. 4.70%, 3/31/2043	16,000	17,907
Commonwealth Edison Co.:
3.65%, 6/15/2046	100,000	102,280
3.70%, 3/1/2045	30,000	30,823
3.80%, 10/1/2042	64,000	66,628
4.60%, 8/15/2043	47,000	55,317
4.70%, 1/15/2044	64,000	76,164
5.90%, 3/15/2036	86,000	114,102
Connecticut Light & Power Co.:
4.30%, 4/15/2044	64,000	72,403
6.35%, 6/1/2036	30,000	41,315
Consolidated Edison Co. of New York, Inc.:
3.85%, 6/15/2046	100,000	104,237
3.95%, 3/1/2043	120,000	124,689
4.45%, 3/15/2044	177,000	198,169
4.50%, 12/1/2045	43,000	48,703
5.70%, 6/15/2040	30,000	38,828
Series 06-B, 6.20%, 6/15/2036	64,000	84,652
Series 06-E, 5.70%, 12/1/2036	81,000	102,384
Series 08-B, 6.75%, 4/1/2038	47,000	66,386
Series 09-C, 5.50%, 12/1/2039	112,000	141,046
Series 12-A, 4.20%, 3/15/2042	47,000	50,752
Consumers Energy Co.:
4.10%, 11/15/2045	30,000	33,516
4.35%, 8/31/2064	64,000	69,546
Dominion Resources, Inc.:
4.70%, 12/1/2044	64,000	68,734
Series B, 5.95%, 6/15/2035	94,000	112,532
Series C, 4.05%, 9/15/2042	30,000	29,311
Series C, 4.90%, 8/1/2041	43,000	46,925
Series F, 5.25%, 8/1/2033	117,000	129,522
DTE Electric Co.:
3.70%, 3/15/2045	64,000	67,523
3.70%, 6/1/2046	50,000	52,821
3.95%, 6/15/2042	47,000	51,085
4.30%, 7/1/2044	47,000	54,014
5.70%, 10/1/2037	44,000	57,912
Duke Energy Carolinas LLC:
3.75%, 6/1/2045	43,000	44,964
4.00%, 9/30/2042	112,000	120,949

See accompanying notes to financial statements.

206

SPDR Barclays Long Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

4.25%, 12/15/2041	$86,000	$95,834
5.30%, 2/15/2040	64,000	81,031
6.00%, 1/15/2038	43,000	57,943
6.05%, 4/15/2038	94,000	127,612
6.45%, 10/15/2032	64,000	85,996
Series A, 6.00%, 12/1/2028	99,000	128,230
Duke Energy Florida LLC:
6.35%, 9/15/2037	64,000	89,529
6.40%, 6/15/2038	99,000	139,033
Duke Energy Florida Project Finance LLC Series 2035, 3.11%, 9/1/2036	50,000	50,829
Duke Energy Indiana LLC:
3.75%, 5/15/2046	100,000	103,163
6.35%, 8/15/2038	124,000	173,688
6.45%, 4/1/2039	112,000	159,193
Duke Energy Ohio, Inc. 3.70%, 6/15/2046	50,000	51,502
Duke Energy Progress LLC:
4.10%, 3/15/2043	64,000	69,912
4.15%, 12/1/2044	73,000	80,510
4.20%, 8/15/2045	94,000	105,194
4.38%, 3/30/2044	51,000	57,968
El Paso Electric Co.:
5.00%, 12/1/2044	50,000	56,404
6.00%, 5/15/2035	21,000	25,782
Emera US Finance L.P. 4.75%, 6/15/2046 (e)	70,000	71,285
Entergy Louisiana LLC:
3.05%, 6/1/2031	50,000	51,226
3.25%, 4/1/2028	100,000	105,971
Entergy Mississippi, Inc. 2.85%, 6/1/2028	50,000	51,026
Entergy Texas, Inc. 5.15%, 6/1/2045	64,000	68,065
Exelon Corp.:
4.45%, 4/15/2046	50,000	52,482
5.10%, 6/15/2045	90,000	102,640
5.63%, 6/15/2035	124,000	148,293
Series WI, 4.95%, 6/15/2035	120,000	134,191
Exelon Generation Co. LLC 5.60%, 6/15/2042	129,000	134,094
FirstEnergy Solutions Corp. 6.80%, 8/15/2039	64,000	63,514
Florida Power & Light Co.:
4.05%, 10/1/2044	64,000	71,865
4.13%, 2/1/2042	94,000	106,035
5.25%, 2/1/2041	124,000	159,946
5.69%, 3/1/2040	73,000	98,080
5.95%, 2/1/2038	77,000	105,623
Georgia Power Co.:
4.30%, 3/15/2043	124,000	136,437
5.40%, 6/1/2040	30,000	37,415
5.95%, 2/1/2039	86,000	112,075
Series 10-C, 4.75%, 9/1/2040	112,000	129,011
Iberdrola International B.V. 6.75%, 7/15/2036	64,000	82,233
Idaho Power Co. 3.65%, 3/1/2045	64,000	66,116
Indiana Michigan Power Co.:
6.05%, 3/15/2037	30,000	36,702
Series K, 4.55%, 3/15/2046	30,000	32,744

Interstate Power & Light Co. 6.25%, 7/15/2039	30,000	41,994
Jersey Central Power & Light Co. 6.15%, 6/1/2037	64,000	74,438
John Sevier Combined Cycle Generation LLC 4.63%, 1/15/2042	946	1,103
Kansas City Power & Light Co.:
5.30%, 10/1/2041	73,000	86,982
Series B, 6.05%, 11/15/2035	30,000	38,496
Kentucky Utilities Co. 5.13%, 11/1/2040	202,000	248,597
Louisville Gas & Electric Co.:
4.38%, 10/1/2045	51,000	58,590
4.65%, 11/15/2043	64,000	75,816
MidAmerican Energy Co.:
4.25%, 5/1/2046 (a)	64,000	72,819
4.80%, 9/15/2043	167,000	202,982
5.75%, 11/1/2035	64,000	83,943
6.75%, 12/30/2031	64,000	88,771
Nevada Power Co.:
5.38%, 9/15/2040	47,000	58,794
5.45%, 5/15/2041	124,000	157,131
Series N, 6.65%, 4/1/2036	43,000	58,706
NiSource Finance Corp.:
4.80%, 2/15/2044	30,000	34,411
5.65%, 2/1/2045	94,000	118,810
5.95%, 6/15/2041	124,000	156,193
Northern States Power Co.:
3.40%, 8/15/2042	71,000	71,667
4.00%, 8/15/2045	30,000	33,305
4.13%, 5/15/2044	43,000	48,400
5.35%, 11/1/2039	30,000	38,997
6.25%, 6/1/2036	39,000	54,392
NorthWestern Corp. 4.18%, 11/15/2044	64,000	70,033
NSTAR Electric Co. 5.50%, 3/15/2040	64,000	83,095
Oglethorpe Power Corp.:
4.25%, 4/1/2046	25,000	26,316
4.55%, 6/1/2044	112,000	120,818
5.25%, 9/1/2050	50,000	57,816
5.38%, 11/1/2040	39,000	46,981
5.95%, 11/1/2039	30,000	37,269
Ohio Edison Co.:
6.88%, 7/15/2036	30,000	37,574
8.25%, 10/15/2038	64,000	96,169
Ohio Power Co. Series G, 6.60%, 2/15/2033	62,000	78,680
Oklahoma Gas & Electric Co.:
4.00%, 12/15/2044	94,000	99,990
4.55%, 3/15/2044	64,000	74,304
Oncor Electric Delivery Co. LLC:
3.75%, 4/1/2045	30,000	30,819
5.25%, 9/30/2040	30,000	37,041
5.30%, 6/1/2042	94,000	118,007
7.25%, 1/15/2033	64,000	91,967
7.50%, 9/1/2038	77,000	111,061
Pacific Gas & Electric Co.:
4.30%, 3/15/2045	43,000	47,693
4.45%, 4/15/2042	99,000	111,210

See accompanying notes to financial statements.

207

SPDR Barclays Long Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

4.60%, 6/15/2043	$77,000	$88,273
4.75%, 2/15/2044	86,000	100,964
5.13%, 11/15/2043	124,000	152,346
5.40%, 1/15/2040	94,000	118,194
5.80%, 3/1/2037	3,000	3,871
6.05%, 3/1/2034	224,000	296,490
6.25%, 3/1/2039	64,000	87,142
6.35%, 2/15/2038	124,000	169,322
PacifiCorp:
6.00%, 1/15/2039	124,000	167,459
6.10%, 8/1/2036	30,000	40,319
6.25%, 10/15/2037	124,000	171,085
PECO Energy Co.:
4.15%, 10/1/2044	30,000	33,586
5.95%, 10/1/2036	64,000	84,773
Potomac Electric Power Co.:
4.15%, 3/15/2043	94,000	103,141
7.90%, 12/15/2038	64,000	101,212
PPL Capital Funding, Inc. 4.70%, 6/1/2043	64,000	69,452
PPL Electric Utilities Corp.:
5.20%, 7/15/2041	34,000	42,783
6.25%, 5/15/2039	30,000	41,938
Progress Energy, Inc.:
7.00%, 10/30/2031	100,000	134,895
7.75%, 3/1/2031	56,000	79,170
Public Service Co. of Colorado:
3.55%, 6/15/2046	50,000	51,719
3.60%, 9/15/2042	124,000	128,332
4.30%, 3/15/2044	64,000	73,363
4.75%, 8/15/2041	100,000	120,233
Series 17, 6.25%, 9/1/2037	64,000	89,857
Public Service Electric & Gas Co.:
5.50%, 3/1/2040	43,000	56,635
5.80%, 5/1/2037	64,000	85,698
Series I, 4.00%, 6/1/2044	30,000	33,508
Series MTN, 3.80%, 3/1/2046	100,000	108,430
Series MTN, 3.95%, 5/1/2042	90,000	99,741
Series MTN, 4.15%, 11/1/2045	94,000	107,170
Puget Sound Energy, Inc.:
4.30%, 5/20/2045	64,000	73,858
5.64%, 4/15/2041	30,000	39,464
5.76%, 10/1/2039	64,000	85,675
5.80%, 3/15/2040	34,000	46,063
6.27%, 3/15/2037	30,000	41,233
7.02%, 12/1/2027	64,000	88,984
San Diego Gas & Electric Co.:
3.95%, 11/15/2041	64,000	69,778
4.30%, 4/1/2042	47,000	53,911
4.50%, 8/15/2040	64,000	74,768
5.35%, 5/15/2035	100,000	124,364
5.35%, 5/15/2040	100,000	128,526
South Carolina Electric & Gas Co.:
4.10%, 6/15/2046	50,000	52,326
4.35%, 2/1/2042 (a)	64,000	69,170
4.50%, 6/1/2064	99,000	102,681
4.60%, 6/15/2043	117,000	131,584
5.30%, 5/15/2033	30,000	35,176
5.45%, 2/1/2041	30,000	37,138

Southaven Combined Cycle Generation LLC 3.85%, 8/15/2033	4,391	4,815
Southern California Edison Co.:
3.90%, 12/1/2041	39,000	41,680
4.50%, 9/1/2040	142,000	164,092
4.65%, 10/1/2043 (a)	99,000	118,376
6.00%, 1/15/2034	64,000	84,988
6.65%, 4/1/2029	124,000	165,951
Series 04-G, 5.75%, 4/1/2035	30,000	39,197
Series 05-E, 5.35%, 7/15/2035	86,000	107,906
Series 06-E, 5.55%, 1/15/2037	30,000	38,415
Series 13-A, 3.90%, 3/15/2043	30,000	32,127
Series C, 3.60%, 2/1/2045	64,000	66,009
Southern Co.:
3.25%, 7/1/2026 (a)	150,000	155,146
4.25%, 7/1/2036	60,000	63,562
4.40%, 7/1/2046	150,000	160,188
Southwestern Electric Power Co.:
6.20%, 3/15/2040	100,000	124,361
Series J, 3.90%, 4/1/2045	64,000	61,690
Southwestern Public Service Co. 6.00%, 10/1/2036	100,000	129,291
Tampa Electric Co.:
4.20%, 5/15/2045	64,000	69,649
4.35%, 5/15/2044	30,000	33,365
6.55%, 5/15/2036	30,000	41,100
Toledo Edison Co. 6.15%, 5/15/2037	7,000	8,504
TransAlta Corp. 6.50%, 3/15/2040	64,000	46,720
Tri-State Generation & Transmission Association, Inc. 4.25%, 6/1/2046 (e)	50,000	52,909
Union Electric Co.:
3.65%, 4/15/2045	60,000	61,989
8.45%, 3/15/2039	64,000	106,021
Virginia Electric & Power Co.:
4.00%, 1/15/2043	39,000	41,724
4.45%, 2/15/2044 (a)	94,000	107,492
8.88%, 11/15/2038	64,000	107,860
Series A, 6.00%, 5/15/2037	55,000	73,136
Series B, 4.20%, 5/15/2045	43,000	47,683
Series D, 4.65%, 8/15/2043	74,000	86,322
Westar Energy, Inc.:
4.10%, 4/1/2043	30,000	32,720
4.13%, 3/1/2042	64,000	70,144
Wisconsin Electric Power Co.:
3.65%, 12/15/2042	30,000	30,945
4.25%, 6/1/2044	133,000	150,109
Wisconsin Power & Light Co.:
4.10%, 10/15/2044	77,000	84,945
6.38%, 8/15/2037	30,000	41,991
Wisconsin Public Service Corp. 4.75%, 11/1/2044	79,000	96,257
Xcel Energy, Inc. 4.80%, 9/15/2041	30,000	34,178

		18,770,143

ELECTRICAL COMPONENTS & EQUIPMENT — 0.1%
Emerson Electric Co.:
6.00%, 8/15/2032	30,000	38,898
6.13%, 4/15/2039	73,000	100,299

		139,197

See accompanying notes to financial statements.

208

SPDR Barclays Long Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

ELECTRONICS — 0.5%
Corning, Inc.:
4.75%, 3/15/2042	$94,000	$99,553
5.75%, 8/15/2040	47,000	55,861
7.25%, 8/15/2036	30,000	36,662
Fortive Corp. 4.30%, 6/15/2046 (e)	75,000	79,885
Honeywell International, Inc.:
5.70%, 3/15/2036	64,000	84,409
5.70%, 3/15/2037	64,000	85,122
Series 30, 5.38%, 3/1/2041	64,000	84,924
Koninklijke Philips NV:
5.00%, 3/15/2042	51,000	56,391
6.88%, 3/11/2038	86,000	111,752

		694,559

ENGINEERING & CONSTRUCTION — 0.0% (f)
ABB Finance USA, Inc. 4.38%, 5/8/2042	39,000	44,305

ENVIRONMENTAL CONTROL — 0.4%
Republic Services, Inc.:
5.70%, 5/15/2041	94,000	121,951
6.20%, 3/1/2040	94,000	127,832
Waste Management, Inc.:
3.90%, 3/1/2035	202,000	212,369
4.10%, 3/1/2045	17,000	18,417
6.13%, 11/30/2039	43,000	58,451

		539,020

FOOD — 2.2%
Ahold Finance USA LLC 6.88%, 5/1/2029	64,000	84,265
Campbell Soup Co. 3.80%, 8/2/2042	37,000	36,427
ConAgra Foods, Inc.:
7.00%, 10/1/2028	30,000	37,765
7.13%, 10/1/2026	16,000	19,903
8.25%, 9/15/2030	81,000	111,948
Delhaize America LLC 9.00%, 4/15/2031	30,000	41,680
Delhaize Group 5.70%, 10/1/2040	94,000	110,308
General Mills, Inc.:
4.15%, 2/15/2043	30,000	31,909
5.40%, 6/15/2040	94,000	116,409
JM Smucker Co.:
4.25%, 3/15/2035	124,000	133,753
4.38%, 3/15/2045	47,000	51,133
Kellogg Co.:
3.25%, 4/1/2026	65,000	66,782
4.50%, 4/1/2046	50,000	53,371
Kraft Heinz Foods Co.:
4.38%, 6/1/2046 (e)	400,000	422,568
5.00%, 7/15/2035 (e)	77,000	88,159
5.00%, 6/4/2042	183,000	209,617
5.20%, 7/15/2045 (e)	51,000	60,145
6.50%, 2/9/2040	154,000	203,231
6.88%, 1/26/2039	129,000	175,638
Kroger Co.:
5.40%, 7/15/2040	94,000	110,525
6.90%, 4/15/2038	30,000	40,776
7.50%, 4/1/2031	133,000	186,413

Mondelez International, Inc. 6.50%, 2/9/2040	133,000	180,607
Sysco Corp.:
3.30%, 7/15/2026	50,000	51,849
4.50%, 4/1/2046	50,000	53,431
4.85%, 10/1/2045	51,000	57,282
5.38%, 9/21/2035	100,000	118,388
6.63%, 3/17/2039	64,000	85,488
Tyson Foods, Inc.:
4.88%, 8/15/2034	86,000	95,159
5.15%, 8/15/2044	30,000	34,443
Unilever Capital Corp. 5.90%, 11/15/2032	163,000	225,982

		3,295,354

FOREST PRODUCTS & PAPER — 0.5%
Domtar Corp. 6.75%, 2/15/2044	30,000	32,715
Georgia-Pacific LLC:
7.75%, 11/15/2029	64,000	92,038
8.88%, 5/15/2031	86,000	136,624
International Paper Co.:
4.80%, 6/15/2044	98,000	100,034
6.00%, 11/15/2041	64,000	73,901
7.30%, 11/15/2039	77,000	100,416
8.70%, 6/15/2038	124,000	180,100

		715,828

GAS — 0.7%
AGL Capital Corp.:
4.40%, 6/1/2043	34,000	34,722
5.88%, 3/15/2041	107,000	130,081
6.00%, 10/1/2034	30,000	36,552
Atmos Energy Corp.:
4.13%, 10/15/2044 (a)	73,000	78,819
5.50%, 6/15/2041	30,000	37,991
CenterPoint Energy Resources Corp.:
5.85%, 1/15/2041	86,000	99,947
6.63%, 11/1/2037	64,000	78,844
Dominion Gas Holdings LLC:
4.60%, 12/15/2044	43,000	44,978
4.80%, 11/1/2043	88,000	96,221
KeySpan Corp. 5.80%, 4/1/2035	107,000	128,088
ONE Gas, Inc. 4.66%, 2/1/2044	81,000	92,465
Piedmont Natural Gas Co., Inc.:
4.10%, 9/18/2034	43,000	45,709
4.65%, 8/1/2043	17,000	19,204
Sempra Energy 6.00%, 10/15/2039	94,000	115,221
Southern California Gas Co. 3.75%, 9/15/2042	30,000	31,656

		1,070,498

HAND & MACHINE TOOLS — 0.0% (f)
Stanley Black & Decker, Inc. 5.20%, 9/1/2040	30,000	35,568

HEALTH CARE PRODUCTS — 1.3%
Becton Dickinson and Co.:
4.69%, 12/15/2044	64,000	72,328
4.88%, 5/15/2044	64,000	73,088
6.00%, 5/15/2039	64,000	79,790
Boston Scientific Corp. 7.38%, 1/15/2040	95,000	126,573

See accompanying notes to financial statements.

209

SPDR Barclays Long Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Covidien International Finance SA 6.55%, 10/15/2037	$94,000	$131,753
Danaher Corp. 4.38%, 9/15/2045	56,000	65,444
Medtronic, Inc.:
4.00%, 4/1/2043	100,000	107,372
4.38%, 3/15/2035	104,000	116,638
4.50%, 3/15/2042	64,000	72,513
4.63%, 3/15/2044	124,000	143,210
4.63%, 3/15/2045	287,000	334,530
5.55%, 3/15/2040	94,000	119,291
St Jude Medical, Inc. 4.75%, 4/15/2043	62,000	66,212
Stryker Corp.:
4.10%, 4/1/2043	86,000	87,879
4.63%, 3/15/2046	115,000	128,697
Thermo Fisher Scientific, Inc. 5.30%, 2/1/2044 (a)	36,000	41,630
Zimmer Biomet Holdings, Inc.:
4.25%, 8/15/2035	73,000	73,324
4.45%, 8/15/2045	81,000	81,454
5.75%, 11/30/2039	64,000	77,128

		1,998,854

HEALTH CARE SERVICES — 2.8%
Aetna, Inc.:
4.13%, 11/15/2042	64,000	64,814
4.25%, 6/15/2036	60,000	62,302
4.38%, 6/15/2046	280,000	291,863
4.50%, 5/15/2042	56,000	59,832
6.75%, 12/15/2037	124,000	167,031
Anthem, Inc.:
4.63%, 5/15/2042	94,000	98,813
4.65%, 1/15/2043	129,000	136,208
4.65%, 8/15/2044	94,000	99,836
5.85%, 1/15/2036	124,000	147,130
5.95%, 12/15/2034	8,000	9,516
6.38%, 6/15/2037	37,000	46,847
Ascension Health 4.85%, 11/15/2053	114,000	141,830
Baylor Scott & White Holdings:
3.97%, 11/15/2046	50,000	52,724
4.19%, 11/15/2045	99,000	108,121
Cigna Corp.:
5.38%, 2/15/2042	64,000	74,884
5.88%, 3/15/2041	64,000	77,805
7.88%, 5/15/2027	64,000	88,123
Dignity Health 5.27%, 11/1/2064	39,000	46,057
Humana, Inc.:
4.63%, 12/1/2042	66,000	68,645
4.95%, 10/1/2044	94,000	102,791
Kaiser Foundation Hospitals 4.88%, 4/1/2042	130,000	157,293
Laboratory Corp. of America Holdings 4.70%, 2/1/2045	92,000	97,730
Mayo Clinic Series 2013, 4.00%, 11/15/2047	64,000	69,739
Memorial Sloan-Kettering Cancer Center Series 2015, 4.20%, 7/1/2055	136,000	151,037
New York and Presbyterian Hospital:
3.56%, 8/1/2036	50,000	52,558
4.02%, 8/1/2045 (a)	124,000	134,722
NYU Hospitals Center 4.78%, 7/1/2044	99,000	112,638

Ochsner Clinic Foundation 5.90%, 5/15/2045	64,000	81,090
Quest Diagnostics, Inc. 4.70%, 3/30/2045	94,000	99,078
Texas Health Resources 4.33%, 11/15/2055	56,000	63,636
UnitedHealth Group, Inc.:
3.95%, 10/15/2042	43,000	45,031
4.25%, 3/15/2043	94,000	103,311
4.38%, 3/15/2042	124,000	137,313
4.63%, 7/15/2035	43,000	49,910
4.63%, 11/15/2041	64,000	73,399
4.75%, 7/15/2045	129,000	153,368
5.70%, 10/15/2040	64,000	83,345
5.80%, 3/15/2036	130,000	169,781
5.95%, 2/15/2041	64,000	86,034
6.50%, 6/15/2037	24,000	33,672
6.63%, 11/15/2037	64,000	91,301
6.88%, 2/15/2038	120,000	174,866

		4,166,024

HOLDING COMPANIES-DIVERS — 0.0% (f)
Leucadia National Corp. 6.63%, 10/23/2043	17,000	14,790

HOME FURNISHINGS — 0.0% (f)
Whirlpool Corp.:
4.50%, 6/1/2046	35,000	36,490
5.15%, 3/1/2043	30,000	33,892

		70,382

HOUSEHOLD PRODUCTS — 0.3%
Colgate-Palmolive Co. Series MTN, 4.00%, 8/15/2045	64,000	73,452
Estee Lauder Cos., Inc.:
4.38%, 6/15/2045	64,000	72,600
6.00%, 5/15/2037	30,000	39,476
Procter & Gamble Co.:
5.50%, 2/1/2034	64,000	85,894
5.55%, 3/5/2037 (a)	94,000	129,048
5.80%, 8/15/2034	64,000	87,981

		488,451

HOUSEHOLD PRODUCTS & WARES — 0.1%
Kimberly-Clark Corp.:
3.70%, 6/1/2043	107,000	115,292
6.63%, 8/1/2037	64,000	94,944

		210,236

HOUSEWARES — 0.2%
Newell Brands, Inc.:
5.38%, 4/1/2036	45,000	51,898
5.50%, 4/1/2046	160,000	189,826

		241,724

INSURANCE — 4.3%
Aflac, Inc. 6.45%, 8/15/2040	94,000	124,751
Alleghany Corp. 4.90%, 9/15/2044	77,000	77,990
Allstate Corp.:
4.50%, 6/15/2043	79,000	90,976
5.35%, 6/1/2033	30,000	36,543
5.55%, 5/9/2035	112,000	141,437

See accompanying notes to financial statements.

210

SPDR Barclays Long Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

American International Group, Inc.:
3.88%, 1/15/2035	$124,000	$116,330
3.90%, 4/1/2026	250,000	258,135
4.38%, 1/15/2055	86,000	79,396
4.50%, 7/16/2044	64,000	62,161
4.80%, 7/10/2045	64,000	64,646
Aon Corp. 8.21%, 1/1/2027	86,000	109,650
Aon PLC:
4.45%, 5/24/2043	64,000	63,850
4.75%, 5/15/2045	94,000	99,851
Arch Capital Group US, Inc. 5.14%, 11/1/2043	124,000	132,118
Assurant, Inc. 6.75%, 2/15/2034	30,000	36,438
AXA SA 8.60%, 12/15/2030	73,000	97,090
AXIS Specialty Finance PLC 5.15%, 4/1/2045	30,000	31,796
Berkshire Hathaway Finance Corp.:
4.30%, 5/15/2043	94,000	103,294
4.40%, 5/15/2042	86,000	98,860
5.75%, 1/15/2040	30,000	39,411
Berkshire Hathaway, Inc. 4.50%, 2/11/2043	17,000	19,243
Chubb Corp.:
6.00%, 5/11/2037	109,000	146,849
Series 1, 6.50%, 5/15/2038	100,000	142,394
Chubb INA Holdings, Inc.:
4.15%, 3/13/2043	44,000	48,008
4.35%, 11/3/2045	81,000	92,714
6.70%, 5/15/2036	30,000	42,930
Cincinnati Financial Corp. 6.92%, 5/15/2028	64,000	84,055
Endurance Specialty Holdings, Ltd. 7.00%, 7/15/2034	30,000	36,409
Everest Reinsurance Holdings, Inc. 4.87%, 6/1/2044	64,000	65,509
Hartford Financial Services Group, Inc.:
4.30%, 4/15/2043	86,000	82,493
5.95%, 10/15/2036	64,000	75,641
6.63%, 3/30/2040	30,000	38,031
Lincoln National Corp.:
6.30%, 10/9/2037	94,000	110,774
7.00%, 6/15/2040	64,000	81,597
Loews Corp. 4.13%, 5/15/2043	86,000	86,134
Manulife Financial Corp. 5.38%, 3/4/2046	50,000	58,354
Markel Corp.:
5.00%, 3/30/2043	20,000	21,111
5.00%, 4/5/2046	50,000	52,927
Marsh & McLennan Cos., Inc. 5.88%, 8/1/2033	30,000	36,849
MetLife, Inc.:
4.13%, 8/13/2042	86,000	84,111
4.72%, 12/15/2044	107,000	115,436
4.88%, 11/13/2043	86,000	94,420
5.70%, 6/15/2035	64,000	76,320
5.88%, 2/6/2041	172,000	213,320
6.40%, 12/15/2066	150,000	159,375
6.50%, 12/15/2032	43,000	54,872
10.75%, 8/1/2069	99,000	153,450

Nationwide Financial Services, Inc. Series JR, 6.75%, 5/15/2087	100,000	102,500
Principal Financial Group, Inc.:
4.63%, 9/15/2042	30,000	31,693
6.05%, 10/15/2036	94,000	116,623
Progressive Corp.:
4.35%, 4/25/2044	64,000	72,206
6.25%, 12/1/2032	112,000	144,242
Protective Life Corp. 8.45%, 10/15/2039	56,000	76,027
Prudential Financial, Inc.:
4.60%, 5/15/2044 (a)	24,000	25,587
5.10%, 8/15/2043	64,000	69,292
5.63%, 5/12/2041	77,000	89,054
5.70%, 12/14/2036	77,000	90,235
6.63%, 12/1/2037	124,000	158,667
6.63%, 6/21/2040	30,000	38,689
Series B, 5.75%, 7/15/2033	47,000	54,458
Series C, 5.40%, 6/13/2035	30,000	33,974
Series MTN, 5.80%, 11/16/2041	50,000	59,221
Reinsurance Group of America, Inc. 3.95%, 9/15/2026	30,000	31,143
Travelers Cos., Inc.:
3.75%, 5/15/2046	25,000	26,070
4.30%, 8/25/2045	64,000	72,398
4.60%, 8/1/2043	97,000	114,344
6.25%, 6/15/2037	176,000	243,732
Travelers Property Casualty Corp. 6.38%, 3/15/2033	30,000	40,450
Trinity Acquisition PLC 6.13%, 8/15/2043	50,000	55,394
Unum Group 5.75%, 8/15/2042	30,000	32,957
Validus Holdings, Ltd. 8.88%, 1/26/2040	64,000	86,395
Voya Financial, Inc. 5.70%, 7/15/2043	139,000	155,224
WR Berkley Corp. 4.75%, 8/1/2044	94,000	96,734
XLIT, Ltd.:
5.50%, 3/31/2045	86,000	84,952
6.25%, 5/15/2027	64,000	76,941

		6,417,251

INTERNET — 0.4%
Alibaba Group Holding, Ltd. 4.50%, 11/28/2034 (a)	86,000	90,724
Amazon.com, Inc.:
4.80%, 12/5/2034	43,000	50,617
4.95%, 12/5/2044	249,000	301,176
eBay, Inc. 4.00%, 7/15/2042	124,000	103,442

		545,959

IRON/STEEL — 0.5%
Nucor Corp.:
5.20%, 8/1/2043	87,000	94,745
6.40%, 12/1/2037	64,000	77,460
Vale Overseas, Ltd.:
6.88%, 11/21/2036 (a)	162,000	149,242
6.88%, 11/10/2039	189,000	171,754
8.25%, 1/17/2034 (a)	94,000	98,583
Vale SA 5.63%, 9/11/2042 (a)	193,000	159,707

		751,491

See accompanying notes to financial statements.

211

SPDR Barclays Long Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

IT SERVICES — 2.0%
Apple, Inc.:
3.45%, 2/9/2045	$120,000	$112,610
3.85%, 5/4/2043	365,000	365,290
4.38%, 5/13/2045	202,000	217,610
4.45%, 5/6/2044	58,000	63,127
4.50%, 2/23/2036	150,000	167,338
4.65%, 2/23/2046	505,000	567,264
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
8.10%, 7/15/2036 (e)	100,000	107,519
8.35%, 7/15/2046 (e)	350,000	376,902
Hewlett Packard Enterprise Co.:
6.20%, 10/15/2035 (e)	124,000	125,154
6.35%, 10/15/2045 (e)	167,000	166,651
HP, Inc. 6.00%, 9/15/2041	129,000	122,339
International Business Machines Corp.:
4.00%, 6/20/2042 (a)	107,000	113,900
4.70%, 2/19/2046	100,000	114,652
5.60%, 11/30/2039	98,000	123,509
5.88%, 11/29/2032	64,000	82,525
6.22%, 8/1/2027	30,000	39,401
6.50%, 1/15/2028	30,000	40,900
Seagate HDD Cayman 5.75%, 12/1/2034	64,000	44,480

		2,951,171

LEISURE TIME — 0.0% (f)
Harley-Davidson, Inc. 4.63%, 7/28/2045	64,000	70,023

LODGING — 0.1%
Starwood Hotels & Resorts Worldwide, Inc. 4.50%, 10/1/2034	94,000	96,136

MACHINERY, CONSTRUCTION & MINING — 0.3%
Caterpillar, Inc.:
3.80%, 8/15/2042	142,000	144,312
4.30%, 5/15/2044 (a)	64,000	70,396
4.75%, 5/15/2064	17,000	18,934
5.20%, 5/27/2041	86,000	104,879
6.05%, 8/15/2036	64,000	84,071

		422,592

MACHINERY-DIVERSIFIED — 0.2%
Cummins, Inc. 4.88%, 10/1/2043 (a)	59,000	69,425
Deere & Co.:
3.90%, 6/9/2042 (a)	124,000	131,766
5.38%, 10/16/2029	30,000	38,276
7.13%, 3/3/2031	64,000	91,873

		331,340

MEDIA — 5.9%
21st Century Fox America, Inc.:
4.75%, 9/15/2044	56,000	61,548
4.95%, 10/15/2045 (a)	34,000	37,838
5.40%, 10/1/2043	64,000	75,060
6.15%, 3/1/2037	150,000	187,380
6.15%, 2/15/2041	154,000	193,859
6.20%, 12/15/2034	120,000	150,339
6.40%, 12/15/2035	137,000	175,404
6.55%, 3/15/2033	94,000	118,819

6.90%, 8/15/2039	64,000	86,326
7.75%, 12/1/2045	47,000	69,072
CBS Corp.:
4.60%, 1/15/2045	64,000	63,048
4.85%, 7/1/2042	64,000	67,228
5.50%, 5/15/2033	86,000	95,924
5.90%, 10/15/2040	64,000	73,271
7.88%, 7/30/2030	77,000	110,501
Charter Communications Operating LLC/Charter Communications Operating Capital:
6.38%, 10/23/2035 (e)	114,000	134,083
6.48%, 10/23/2045 (e)	383,000	456,960
6.83%, 10/23/2055 (e)	39,000	45,913
Comcast Corp.:
3.15%, 3/1/2026	150,000	158,726
4.20%, 8/15/2034	63,000	68,979
4.25%, 1/15/2033	43,000	46,994
4.50%, 1/15/2043	64,000	72,198
4.65%, 7/15/2042	161,000	184,514
4.75%, 3/1/2044	99,000	115,856
5.65%, 6/15/2035	64,000	81,147
6.40%, 5/15/2038	214,000	293,589
6.40%, 3/1/2040	94,000	130,730
6.45%, 3/15/2037	197,000	269,448
6.50%, 11/15/2035	64,000	88,568
6.55%, 7/1/2039	86,000	120,646
6.95%, 8/15/2037	207,000	298,607
7.05%, 3/15/2033	64,000	89,791
Discovery Communications LLC
4.88%, 4/1/2043 (a)	219,000	199,498
Grupo Televisa SAB:
5.00%, 5/13/2045	214,000	205,618
6.63%, 1/15/2040	99,000	114,538
Historic TW, Inc. 6.63%, 5/15/2029	154,000	196,790
NBCUniversal Media LLC:
4.45%, 1/15/2043	94,000	105,084
5.95%, 4/1/2041	136,000	181,174
6.40%, 4/30/2040	193,000	266,863
Thomson Reuters Corp.:
5.65%, 11/23/2043	64,000	74,142
5.85%, 4/15/2040	94,000	109,153
Time Warner Cable, Inc.:
4.50%, 9/15/2042	124,000	116,455
5.50%, 9/1/2041	129,000	136,467
5.88%, 11/15/2040	137,000	149,256
6.55%, 5/1/2037	43,000	49,936
6.75%, 6/15/2039	189,000	224,716
7.30%, 7/1/2038	104,000	130,120
Time Warner Cos., Inc. 6.95%, 1/15/2028	124,000	159,348
Time Warner Entertainment Co. L.P. 8.38%, 7/15/2033	154,000	207,436
Time Warner, Inc.:
2.95%, 7/15/2026 (a)	85,000	85,180
4.65%, 6/1/2044	94,000	99,972
4.85%, 7/15/2045	43,000	46,605
4.90%, 6/15/2042	112,000	121,249
5.35%, 12/15/2043	94,000	107,903

See accompanying notes to financial statements.

212

SPDR Barclays Long Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

6.10%, 7/15/2040	$50,000	$61,550
6.25%, 3/29/2041	99,000	124,432
6.50%, 11/15/2036	77,000	97,815
7.63%, 4/15/2031	257,000	356,895
7.70%, 5/1/2032	81,000	112,787
Viacom, Inc.:
4.38%, 3/15/2043	225,000	182,624
4.85%, 12/15/2034	86,000	78,775
4.88%, 6/15/2043	30,000	26,369
5.25%, 4/1/2044	64,000	59,709
5.85%, 9/1/2043	64,000	64,296
6.88%, 4/30/2036	74,000	81,305
Walt Disney Co.:
4.13%, 6/1/2044	122,000	138,219
4.38%, 8/16/2041	30,000	35,110
Series B, 7.00%, 3/1/2032	94,000	137,516
Series E, 4.13%, 12/1/2041	30,000	33,984

		8,901,255

METAL FABRICATE & HARDWARE — 0.2%
Precision Castparts Corp.:
3.90%, 1/15/2043	94,000	101,991
4.38%, 6/15/2045	64,000	74,868
Valmont Industries, Inc.:
5.00%, 10/1/2044	30,000	28,289
5.25%, 10/1/2054	30,000	26,905

		232,053

MINING — 1.4%
Barrick Gold Corp. 5.25%, 4/1/2042	164,000	166,664
Barrick North America Finance LLC:
5.70%, 5/30/2041	81,000	83,012
5.75%, 5/1/2043	64,000	69,694
7.50%, 9/15/2038	113,000	125,953
BHP Billiton Finance USA, Ltd.:
4.13%, 2/24/2042	172,000	176,398
5.00%, 9/30/2043	142,000	164,516
Goldcorp, Inc. 5.45%, 6/9/2044	64,000	64,316
Newmont Mining Corp.:
4.88%, 3/15/2042	94,000	93,185
5.88%, 4/1/2035	104,000	109,580
6.25%, 10/1/2039 (a)	56,000	61,742
Rio Tinto Alcan, Inc.:
5.75%, 6/1/2035	64,000	70,950
6.13%, 12/15/2033	69,000	80,035
7.25%, 3/15/2031	64,000	78,527
Rio Tinto Finance USA PLC 4.13%, 8/21/2042 (a)	43,000	42,590
Rio Tinto Finance USA, Ltd.:
5.20%, 11/2/2040 (a)	30,000	33,393
7.13%, 7/15/2028	154,000	192,987
Southern Copper Corp.:
5.25%, 11/8/2042	154,000	136,675
5.88%, 4/23/2045	178,000	167,542
7.50%, 7/27/2035 (a)	172,000	190,060

		2,107,819

MISCELLANEOUS MANUFACTURER — 1.1%
3M Co.:
5.70%, 3/15/2037	64,000	86,500
Series MTN, 3.88%, 6/15/2044	94,000	103,726
Dover Corp. 5.38%, 3/1/2041	132,000	166,721
Eaton Corp.:
4.00%, 11/2/2032	74,000	78,429
4.15%, 11/2/2042	94,000	100,828
General Electric Co.:
4.13%, 10/9/2042	214,000	234,321
4.50%, 3/11/2044	233,000	266,658
Illinois Tool Works, Inc.:
3.90%, 9/1/2042	86,000	92,628
4.88%, 9/15/2041	77,000	93,472
Ingersoll-Rand Global Holding Co., Ltd. 5.75%, 6/15/2043	64,000	77,965
Parker-Hannifin Corp.:
4.45%, 11/21/2044	77,000	90,032
Series MTN, 4.20%, 11/21/2034	69,000	76,892
Tyco Electronics Group SA 7.13%, 10/1/2037	64,000	88,295
Tyco International Finance SA 5.13%, 9/14/2045	130,000	148,870

		1,705,337

OFFICE & BUSINESS EQUIPMENT — 0.0% (f)
Xerox Corp. 4.80%, 3/1/2035 (a)	64,000	60,124

OIL & GAS — 5.4%
Anadarko Petroleum Corp.:
4.50%, 7/15/2044	47,000	43,046
6.20%, 3/15/2040	112,000	124,451
6.45%, 9/15/2036	249,000	283,724
6.60%, 3/15/2046	65,000	77,312
Apache Corp.:
4.25%, 1/15/2044	172,000	164,854
5.10%, 9/1/2040	249,000	258,942
5.25%, 2/1/2042	47,000	49,254
6.00%, 1/15/2037	112,000	126,818
Burlington Resources Finance Co. 7.20%, 8/15/2031	81,000	102,795
Canadian Natural Resources, Ltd.:
5.85%, 2/1/2035	43,000	43,905
6.50%, 2/15/2037	124,000	134,902
6.75%, 2/1/2039	86,000	96,617
7.20%, 1/15/2032	30,000	33,075
Conoco Funding Co. 7.25%, 10/15/2031	248,000	318,155
ConocoPhillips 6.50%, 2/1/2039	154,000	197,770
ConocoPhillips Co.:
4.30%, 11/15/2044 (a)	124,000	125,714
5.90%, 10/15/2032	77,000	89,200
5.95%, 3/15/2046	50,000	62,046
ConocoPhillips Holding Co. 6.95%, 4/15/2029	144,000	179,701
Devon Energy Corp.:
4.75%, 5/15/2042	124,000	110,221
5.00%, 6/15/2045 (a)	64,000	58,826
7.95%, 4/15/2032	42,000	48,563

See accompanying notes to financial statements.

213

SPDR Barclays Long Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Devon Financing Co. LLC 7.88%, 9/30/2031	$146,000	$169,964
Encana Corp. 6.50%, 2/1/2038	100,000	99,313
Eni USA, Inc. 7.30%, 11/15/2027	30,000	37,125
EOG Resources, Inc.:
3.90%, 4/1/2035	30,000	29,547
5.10%, 1/15/2036	86,000	97,105
Exxon Mobil Corp.:
3.57%, 3/6/2045	51,000	52,582
4.11%, 3/1/2046	250,000	280,612
Hess Corp.:
5.60%, 2/15/2041	154,000	154,707
6.00%, 1/15/2040	77,000	79,313
7.30%, 8/15/2031	73,000	82,776
7.88%, 10/1/2029	86,000	101,941
Husky Energy, Inc. 6.80%, 9/15/2037	30,000	34,371
Kerr-McGee Corp. 7.88%, 9/15/2031	86,000	101,979
Marathon Oil Corp.:
5.20%, 6/1/2045	64,000	55,709
6.80%, 3/15/2032	64,000	65,137
Marathon Petroleum Corp.:
4.75%, 9/15/2044	64,000	53,824
5.00%, 9/15/2054	94,000	77,388
5.85%, 12/15/2045	86,000	82,902
6.50%, 3/1/2041	73,000	76,992
Noble Energy, Inc.:
5.05%, 11/15/2044	94,000	95,194
5.25%, 11/15/2043	72,000	72,879
6.00%, 3/1/2041	172,000	186,679
Occidental Petroleum Corp.:
4.40%, 4/15/2046	100,000	108,770
4.63%, 6/15/2045	51,000	56,898
Petro-Canada:
5.35%, 7/15/2033	64,000	71,112
5.95%, 5/15/2035	64,000	75,578
6.80%, 5/15/2038	164,000	213,011
Phillips 66:
4.65%, 11/15/2034	145,000	153,796
4.88%, 11/15/2044	112,000	122,107
5.88%, 5/1/2042	120,000	142,673
Shell International Finance B.V.:
3.63%, 8/21/2042	107,000	102,795
4.00%, 5/10/2046	150,000	153,027
4.13%, 5/11/2035	146,000	156,113
4.38%, 5/11/2045	263,000	283,322
4.55%, 8/12/2043	189,000	207,928
5.50%, 3/25/2040	124,000	150,922
6.38%, 12/15/2038	214,000	286,342
Suncor Energy, Inc.:
6.50%, 6/15/2038	186,000	237,086
6.85%, 6/1/2039	64,000	84,097
Tosco Corp.:
7.80%, 1/1/2027	86,000	109,175
8.13%, 2/15/2030	64,000	85,138
Valero Energy Corp.:
4.90%, 3/15/2045	64,000	58,786
6.63%, 6/15/2037	124,000	135,279
7.50%, 4/15/2032	77,000	91,161
10.50%, 3/15/2039	64,000	91,520

XTO Energy, Inc. 6.75%, 8/1/2037	64,000	95,265

		8,089,831

OIL & GAS SERVICES — 0.6%
Baker Hughes, Inc.:
5.13%, 9/15/2040	154,000	168,936
6.88%, 1/15/2029	27,000	33,701
Halliburton Co.:
4.50%, 11/15/2041	69,000	69,668
4.75%, 8/1/2043	64,000	67,127
4.85%, 11/15/2035	64,000	68,817
5.00%, 11/15/2045	89,000	97,138
6.70%, 9/15/2038	124,000	157,645
7.45%, 9/15/2039	100,000	138,326
National Oilwell Varco, Inc. 3.95%, 12/1/2042 (a)	124,000	93,655

		895,013

PACKAGING & CONTAINERS — 0.1%
Sonoco Products Co. 5.75%, 11/1/2040	77,000	89,548
WestRock MWV LLC 7.95%, 2/15/2031	64,000	84,648

		174,196

PHARMACEUTICALS — 5.3%
Abbott Laboratories:
5.30%, 5/27/2040	142,000	171,103
6.00%, 4/1/2039	47,000	61,836
AbbVie, Inc.:
4.30%, 5/14/2036	100,000	101,378
4.40%, 11/6/2042	484,000	490,414
4.45%, 5/14/2046	100,000	101,728
4.50%, 5/14/2035	149,000	154,774
4.70%, 5/14/2045	194,000	203,856
Actavis Funding SCS:
4.55%, 3/15/2035	202,000	207,161
4.75%, 3/15/2045	167,000	175,132
4.85%, 6/15/2044	171,000	179,960
Actavis, Inc. 4.63%, 10/1/2042	190,000	195,202
AmerisourceBergen Corp. 4.25%, 3/1/2045 (a)	64,000	67,636
AstraZeneca PLC:
4.00%, 9/18/2042	154,000	158,171
4.38%, 11/16/2045	43,000	46,670
6.45%, 9/15/2037	202,000	273,523
Baxalta, Inc. 5.25%, 6/23/2045	97,000	103,501
Bristol-Myers Squibb Co.:
3.25%, 8/1/2042	44,000	43,502
5.88%, 11/15/2036	149,000	197,248
Cardinal Health, Inc.:
4.50%, 11/15/2044	64,000	66,972
4.60%, 3/15/2043	39,000	41,391
Eli Lilly & Co.:
3.70%, 3/1/2045	64,000	67,640
5.50%, 3/15/2027	86,000	110,152
5.55%, 3/15/2037	86,000	111,585
Express Scripts Holding Co.:
3.40%, 3/1/2027 (d)	20,000	20,028

See accompanying notes to financial statements.

214

SPDR Barclays Long Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

4.80%, 7/15/2046 (d)	$65,000	$65,050
6.13%, 11/15/2041 (a)	77,000	91,679
GlaxoSmithKline Capital, Inc.:
4.20%, 3/18/2043	30,000	33,540
6.38%, 5/15/2038	274,000	390,247
Johnson & Johnson:
3.55%, 3/1/2036	45,000	49,521
3.70%, 3/1/2046	255,000	285,012
4.38%, 12/5/2033	21,000	25,073
4.50%, 9/1/2040 (a)	47,000	58,453
4.50%, 12/5/2043	30,000	37,409
4.95%, 5/15/2033	64,000	81,258
5.85%, 7/15/2038 (a)	77,000	111,962
5.95%, 8/15/2037	112,000	164,196
6.95%, 9/1/2029	86,000	127,185
McKesson Corp.:
4.88%, 3/15/2044	86,000	97,510
6.00%, 3/1/2041	30,000	38,066
Mead Johnson Nutrition Co. 4.60%, 6/1/2044	39,000	41,099
Merck & Co., Inc.:
3.60%, 9/15/2042	64,000	66,013
3.70%, 2/10/2045	186,000	194,836
4.15%, 5/18/2043	140,000	156,156
6.50%, 12/1/2033	86,000	119,223
6.55%, 9/15/2037	43,000	61,739
Merck Sharp & Dohme Corp.:
5.75%, 11/15/2036	50,000	64,280
5.85%, 6/30/2039	64,000	85,244
5.95%, 12/1/2028	124,000	162,827
Mylan NV 5.25%, 6/15/2046 (e)	65,000	68,367
Mylan, Inc. 5.40%, 11/29/2043	105,000	112,551
Novartis Capital Corp.:
3.70%, 9/21/2042	64,000	68,525
4.00%, 11/20/2045 (a)	129,000	145,859
4.40%, 5/6/2044	124,000	148,335
Perrigo Finance Unlimited Co. 4.90%, 12/15/2044 (a)	129,000	126,761
Pfizer, Inc.:
4.30%, 6/15/2043	124,000	139,239
4.40%, 5/15/2044	64,000	73,020
7.20%, 3/15/2039	242,000	369,094
Teva Pharmaceutical Finance Co. LLC 6.15%, 2/1/2036 (a)	94,000	112,466
Wyeth LLC:
5.95%, 4/1/2037	210,000	278,558
6.00%, 2/15/2036	124,000	161,181
6.50%, 2/1/2034	107,000	144,383
Zoetis, Inc. 4.70%, 2/1/2043	108,000	106,944

		8,013,424

PIPELINES — 4.3%
Buckeye Partners L.P. 5.85%, 11/15/2043	64,000	62,586
Columbia Pipeline Group, Inc. 5.80%, 6/1/2045	86,000	99,037
El Paso Natural Gas Co. LLC 8.38%, 6/15/2032	64,000	74,302

Enable Midstream Partners L.P. 5.00%, 5/15/2044	51,000	40,290
Enbridge Energy Partners L.P.:
5.50%, 9/15/2040	94,000	92,570
Series B, 7.50%, 4/15/2038	64,000	74,585
Enbridge, Inc. 4.50%, 6/10/2044	64,000	55,614
Energy Transfer Partners L.P.:
4.90%, 3/15/2035	64,000	57,036
5.15%, 2/1/2043	150,000	133,793
5.15%, 3/15/2045	124,000	114,984
5.95%, 10/1/2043	64,000	63,018
6.05%, 6/1/2041	56,000	55,182
6.13%, 12/15/2045	64,000	66,303
6.50%, 2/1/2042	64,000	67,136
6.63%, 10/15/2036	30,000	30,878
7.50%, 7/1/2038	64,000	72,126
EnLink Midstream Partners L.P. 5.05%, 4/1/2045	100,000	82,834
Enterprise Products Operating LLC:
3.95%, 2/15/2027	20,000	21,055
4.45%, 2/15/2043	24,000	24,054
4.85%, 8/15/2042	94,000	99,486
4.85%, 3/15/2044	124,000	131,468
4.95%, 10/15/2054	107,000	106,720
5.10%, 2/15/2045	100,000	110,109
5.70%, 2/15/2042	100,000	116,200
5.95%, 2/1/2041	142,000	166,211
6.13%, 10/15/2039	64,000	75,159
6.45%, 9/1/2040	50,000	60,781
7.55%, 4/15/2038	73,000	95,031
Series D, 6.88%, 3/1/2033	86,000	105,576
Series H, 6.65%, 10/15/2034	64,000	77,727
Kinder Morgan Energy Partners L.P.:
4.70%, 11/1/2042	124,000	111,628
5.00%, 8/15/2042	124,000	116,843
5.00%, 3/1/2043	30,000	28,252
5.40%, 9/1/2044	64,000	62,949
5.50%, 3/1/2044	86,000	85,812
5.63%, 9/1/2041	64,000	62,397
5.80%, 3/15/2035	64,000	63,885
6.38%, 3/1/2041	64,000	66,936
6.50%, 2/1/2037	64,000	67,244
6.50%, 9/1/2039	50,000	52,682
6.55%, 9/15/2040	30,000	31,831
6.95%, 1/15/2038	77,000	85,131
7.30%, 8/15/2033	64,000	70,179
7.40%, 3/15/2031	107,000	116,609
7.50%, 11/15/2040	64,000	71,641
Kinder Morgan, Inc.:
5.05%, 2/15/2046 (a)	64,000	61,022
5.55%, 6/1/2045	94,000	95,825
Series GMTN, 7.75%, 1/15/2032	93,000	105,589
Magellan Midstream Partners L.P.:
4.20%, 12/1/2042	64,000	59,967
4.20%, 3/15/2045	64,000	61,267
ONEOK Partners L.P.:
6.13%, 2/1/2041	64,000	66,128
6.20%, 9/15/2043	112,000	117,019
6.65%, 10/1/2036	86,000	91,291

See accompanying notes to financial statements.

215

SPDR Barclays Long Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Phillips 66 Partners L.P. 4.68%, 2/15/2045	$39,000	$36,187
Plains All American Pipeline L.P./PAA Finance Corp.:
4.70%, 6/15/2044	94,000	81,344
4.90%, 2/15/2045	30,000	26,961
5.15%, 6/1/2042	64,000	57,547
6.65%, 1/15/2037	142,000	147,427
Southern Natural Gas Co. LLC 8.00%, 3/1/2032	73,000	81,995
Spectra Energy Capital LLC 7.50%, 9/15/2038	64,000	75,554
Spectra Energy Partners L.P. 5.95%, 9/25/2043	94,000	109,939
Sunoco Logistics Partners Operations L.P.:
5.30%, 4/1/2044	77,000	75,189
6.10%, 2/15/2042	64,000	66,409
6.85%, 2/15/2040	94,000	102,566
Tennessee Gas Pipeline Co. LLC 7.63%, 4/1/2037	100,000	111,296
Texas Eastern Transmission L.P. 7.00%, 7/15/2032	64,000	77,487
TransCanada PipeLines, Ltd.:
4.63%, 3/1/2034	202,000	212,142
5.00%, 10/16/2043	94,000	103,368
5.60%, 3/31/2034	100,000	115,813
6.10%, 6/1/2040	124,000	151,523
7.25%, 8/15/2038	74,000	100,847
7.63%, 1/15/2039	73,000	103,584
Transcontinental Gas Pipe Line Co. LLC:
4.45%, 8/1/2042	15,000	13,785
5.40%, 8/15/2041	30,000	30,346
Western Gas Partners L.P. 5.45%, 4/1/2044	30,000	27,907
Williams Partners L.P.:
4.90%, 1/15/2045	86,000	73,082
5.10%, 9/15/2045	64,000	55,643
5.40%, 3/4/2044	94,000	83,440
5.80%, 11/15/2043	30,000	27,648
6.30%, 4/15/2040	124,000	120,056

		6,453,063

REAL ESTATE — 0.0% (f)
Omega Healthcare Investors, Inc. 4.50%, 4/1/2027	63,000	62,496

REAL ESTATE INVESTMENT TRUSTS — 0.8%
Alexandria Real Estate Equities, Inc. 3.95%, 1/15/2027	50,000	51,691
American Tower Corp. 3.38%, 10/15/2026	100,000	100,347
Brandywine Operating Partnership L.P. 4.55%, 10/1/2029	30,000	31,213
ERP Operating L.P. 4.50%, 7/1/2044	124,000	137,263
Federal Realty Investment Trust 4.50%, 12/1/2044	64,000	70,322
HCP, Inc. 6.75%, 2/1/2041	30,000	36,986
Kilroy Realty L.P. 4.25%, 8/15/2029	86,000	91,314

Kimco Realty Corp. 4.25%, 4/1/2045	44,000	44,615
Realty Income Corp. 4.13%, 10/15/2026	30,000	32,248
Simon Property Group L.P.:
4.25%, 10/1/2044	86,000	91,601
6.75%, 2/1/2040	73,000	103,761
Ventas Realty L.P. 5.70%, 9/30/2043	64,000	75,149
Welltower, Inc. 6.50%, 3/15/2041	69,000	85,507
Weyerhaeuser Co.:
6.95%, 10/1/2027	17,000	21,166
7.38%, 3/15/2032	194,000	255,919

		1,229,102

RETAIL — 4.6%
Bed Bath & Beyond, Inc.:
4.92%, 8/1/2034	43,000	39,837
5.17%, 8/1/2044	90,000	78,589
CVS Health Corp.:
4.88%, 7/20/2035	77,000	91,183
5.13%, 7/20/2045	339,000	419,234
5.30%, 12/5/2043	112,000	140,273
Darden Restaurants, Inc. 6.80%, 10/15/2037	30,000	35,210
Home Depot, Inc.:
4.20%, 4/1/2043	124,000	138,250
4.25%, 4/1/2046	77,000	87,287
4.40%, 3/15/2045	124,000	143,287
4.88%, 2/15/2044	64,000	78,369
5.40%, 9/15/2040	124,000	158,569
5.88%, 12/16/2036	236,000	318,438
5.95%, 4/1/2041	72,000	98,279
Kohl’s Corp. 5.55%, 7/17/2045 (a)	30,000	27,332
Lowe’s Cos., Inc.:
3.70%, 4/15/2046	150,000	153,382
4.25%, 9/15/2044	43,000	47,512
4.65%, 4/15/2042	69,000	79,889
5.00%, 9/15/2043	124,000	150,596
5.50%, 10/15/2035	64,000	80,136
5.80%, 10/15/2036	94,000	121,909
5.80%, 4/15/2040	64,000	84,076
6.65%, 9/15/2037	30,000	42,015
Macy’s Retail Holdings, Inc.:
4.50%, 12/15/2034	43,000	37,533
5.13%, 1/15/2042	94,000	81,503
6.38%, 3/15/2037	77,000	77,966
6.70%, 7/15/2034	30,000	31,901
6.90%, 1/15/2032 (a)	71,000	76,167
McDonald’s Corp.:
3.63%, 5/1/2043	64,000	61,446
3.70%, 2/15/2042	112,000	109,008
4.60%, 5/26/2045	41,000	45,787
5.70%, 2/1/2039	50,000	62,004
Series MTN, 4.88%, 12/9/2045	139,000	161,982
Series MTN, 6.30%, 10/15/2037	100,000	131,631
Series MTN, 6.30%, 3/1/2038	154,000	203,256
Nordstrom, Inc.:
5.00%, 1/15/2044	64,000	61,999
6.95%, 3/15/2028	30,000	37,205

See accompanying notes to financial statements.

216

SPDR Barclays Long Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

QVC, Inc. 5.45%, 8/15/2034	$112,000	$102,185
Starbucks Corp. 4.30%, 6/15/2045	43,000	50,325
Target Corp.:
3.63%, 4/15/2046	25,000	25,504
4.00%, 7/1/2042 (a)	64,000	68,920
6.35%, 11/1/2032	51,000	69,232
6.50%, 10/15/2037	86,000	121,495
7.00%, 1/15/2038	143,000	211,943
Tiffany & Co. 4.90%, 10/1/2044	47,000	46,890
Wal-Mart Stores, Inc.:
4.00%, 4/11/2043	64,000	71,050
4.30%, 4/22/2044	112,000	130,605
4.75%, 10/2/2043	94,000	115,324
4.88%, 7/8/2040	112,000	137,605
5.00%, 10/25/2040	137,000	171,362
5.25%, 9/1/2035	227,000	296,153
5.63%, 4/1/2040	99,000	132,832
5.63%, 4/15/2041	236,000	316,506
5.88%, 4/5/2027	124,000	164,172
6.20%, 4/15/2038	107,000	150,473
6.50%, 8/15/2037	266,000	384,680
7.55%, 2/15/2030	97,000	147,962
Walgreens Boots Alliance, Inc.:
4.50%, 11/18/2034	159,000	165,663
4.65%, 6/1/2046 (a)	20,000	21,248
4.80%, 11/18/2044	116,000	124,674

		7,019,843

SEMICONDUCTORS — 0.9%
Analog Devices, Inc. 5.30%, 12/15/2045	43,000	52,408
Applied Materials, Inc.:
5.10%, 10/1/2035	86,000	98,452
5.85%, 6/15/2041	64,000	79,714
Intel Corp.:
4.00%, 12/15/2032	124,000	135,200
4.10%, 5/19/2046	300,000	312,307
4.25%, 12/15/2042	124,000	132,934
4.80%, 10/1/2041	30,000	34,548
4.90%, 7/29/2045	99,000	115,680
KLA-Tencor Corp. 5.65%, 11/1/2034	62,000	66,629
QUALCOMM, Inc.:
4.65%, 5/20/2035	54,000	58,207
4.80%, 5/20/2045	207,000	215,361

		1,301,440

SOFTWARE — 2.1%
Microsoft Corp.:
3.50%, 2/12/2035	107,000	110,267
3.50%, 11/15/2042	64,000	62,434
3.75%, 5/1/2043	140,000	142,948
3.75%, 2/12/2045	167,000	169,473
4.00%, 2/12/2055	184,000	184,532
4.20%, 11/3/2035	124,000	138,724
4.45%, 11/3/2045	154,000	174,217
4.50%, 10/1/2040	146,000	165,469
4.75%, 11/3/2055	124,000	140,777
4.88%, 12/15/2043	86,000	103,226
5.20%, 6/1/2039 (a)	64,000	78,914
5.30%, 2/8/2041	137,000	171,814

Oracle Corp.:
3.25%, 5/15/2030 (a)	219,000	225,722
3.85%, 7/15/2036 (d)	200,000	200,682
4.00%, 7/15/2046 (d)	125,000	125,756
4.13%, 5/15/2045	137,000	140,945
4.30%, 7/8/2034	193,000	204,372
4.50%, 7/8/2044	103,000	111,816
5.38%, 7/15/2040	176,000	211,462
6.13%, 7/8/2039	159,000	206,817
6.50%, 4/15/2038	124,000	166,707

		3,237,074

TELECOMMUNICATIONS — 8.5%
America Movil SAB de CV:
4.38%, 7/16/2042 (a)	257,000	262,230
6.13%, 3/30/2040	129,000	157,338
6.38%, 3/1/2035	120,000	147,426
AT&T Corp. 8.25%, 11/15/2031	124,000	179,656
AT&T Mobility LLC 7.13%, 12/15/2031	100,000	134,454
AT&T, Inc.:
4.30%, 12/15/2042	285,000	274,735
4.35%, 6/15/2045	371,000	358,249
4.50%, 5/15/2035	112,000	114,462
4.75%, 5/15/2046	330,000	337,646
4.80%, 6/15/2044	150,000	154,529
5.15%, 3/15/2042	94,000	100,632
5.35%, 9/1/2040	254,000	276,326
5.55%, 8/15/2041	223,000	249,172
5.65%, 2/15/2047	200,000	230,615
6.00%, 8/15/2040	154,000	178,758
6.15%, 9/15/2034	43,000	50,481
6.30%, 1/15/2038	167,000	199,765
6.38%, 3/1/2041	154,000	185,423
6.50%, 9/1/2037	124,000	152,476
6.55%, 2/15/2039	154,000	189,105
Bellsouth Capital Funding Corp. 7.88%, 2/15/2030	114,000	143,565
BellSouth LLC:
6.55%, 6/15/2034	64,000	74,703
6.88%, 10/15/2031	64,000	78,308
British Telecommunications PLC 9.38%, 12/15/2030	249,000	382,417
Cisco Systems, Inc.:
5.50%, 1/15/2040	254,000	333,787
5.90%, 2/15/2039	169,000	229,916
Deutsche Telekom International Finance B.V.:
8.75%, 6/15/2030	339,000	510,190
9.25%, 6/1/2032	86,000	137,193
Juniper Networks, Inc. 5.95%, 3/15/2041	64,000	63,870
Koninklijke KPN NV 8.38%, 10/1/2030	124,000	171,020
Motorola Solutions, Inc. 5.50%, 9/1/2044	94,000	82,297
New Cingular Wireless Services, Inc. 8.75%, 3/1/2031	64,000	96,148

See accompanying notes to financial statements.

217

SPDR Barclays Long Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Orange SA:
5.38%, 1/13/2042	$124,000	$150,779
5.50%, 2/6/2044 (a)	94,000	117,828
9.00%, 3/1/2031	202,000	313,399
Pacific Bell Telephone Co. 7.13%, 3/15/2026	64,000	82,982
Qwest Corp.:
6.88%, 9/15/2033	51,000	50,235
7.13%, 11/15/2043	47,000	45,590
7.25%, 10/15/2035	64,000	64,320
Rogers Communications, Inc.:
4.50%, 3/15/2043	86,000	89,861
5.45%, 10/1/2043	124,000	146,197
7.50%, 8/15/2038	30,000	41,141
Telefonica Emisiones SAU 7.05%, 6/20/2036	189,000	241,255
Telefonica Europe B.V. 8.25%, 9/15/2030	154,000	219,291
Verizon Communications, Inc.:
3.85%, 11/1/2042	154,000	144,637
4.40%, 11/1/2034	736,000	766,074
4.52%, 9/15/2048	185,000	190,964
4.67%, 3/15/2055	749,000	755,267
4.75%, 11/1/2041	94,000	100,862
4.86%, 8/21/2046	375,000	409,389
5.01%, 8/21/2054	463,000	491,480
5.05%, 3/15/2034	154,000	171,597
5.85%, 9/15/2035	45,000	54,551
6.00%, 4/1/2041	287,000	357,557
6.55%, 9/15/2043	788,000	1,058,993
Vodafone Group PLC:
4.38%, 2/19/2043	90,000	84,990
6.15%, 2/27/2037	180,000	208,625
6.25%, 11/30/2032	64,000	73,546
7.88%, 2/15/2030	112,000	147,545

		12,815,847

TOYS/GAMES/HOBBIES — 0.1%
Hasbro, Inc.:
5.10%, 5/15/2044	64,000	67,763
6.35%, 3/15/2040	30,000	36,320
Mattel, Inc. 6.20%, 10/1/2040	64,000	74,072

		178,155

TRANSPORTATION — 3.4%
Burlington Northern Santa Fe LLC:
3.90%, 8/1/2046	70,000	73,728
4.15%, 4/1/2045	139,000	150,538
4.38%, 9/1/2042	43,000	47,667
4.40%, 3/15/2042	77,000	85,580
4.45%, 3/15/2043	64,000	71,833
4.55%, 9/1/2044	43,000	49,091
4.70%, 9/1/2045	64,000	74,684
4.90%, 4/1/2044	39,000	46,426
4.95%, 9/15/2041	81,000	96,054
5.05%, 3/1/2041	104,000	124,154
5.15%, 9/1/2043	142,000	173,816
6.15%, 5/1/2037	64,000	84,900
6.20%, 8/15/2036	100,000	132,612

Canadian National Railway Co.:
4.50%, 11/7/2043	30,000	34,877
6.25%, 8/1/2034	64,000	87,485
6.38%, 11/15/2037	139,000	194,478
6.90%, 7/15/2028	30,000	42,708
Canadian Pacific Railway Co.:
4.80%, 9/15/2035	51,000	57,671
5.75%, 3/15/2033	43,000	51,721
5.75%, 1/15/2042	64,000	80,442
5.95%, 5/15/2037	94,000	117,391
6.13%, 9/15/2115	39,000	48,324
CSX Corp.:
4.10%, 3/15/2044	69,000	72,548
4.40%, 3/1/2043	64,000	69,602
4.50%, 8/1/2054	86,000	92,130
4.75%, 5/30/2042	92,000	104,294
5.50%, 4/15/2041	50,000	61,715
6.00%, 10/1/2036	34,000	43,457
6.15%, 5/1/2037	124,000	161,749
6.22%, 4/30/2040	73,000	97,539
FedEx Corp.:
3.88%, 8/1/2042	57,000	55,536
3.90%, 2/1/2035	64,000	65,060
4.10%, 4/15/2043	6,000	6,063
4.10%, 2/1/2045	64,000	64,700
4.50%, 2/1/2065	64,000	64,824
4.55%, 4/1/2046	100,000	108,068
4.75%, 11/15/2045	94,000	104,196
4.90%, 1/15/2034	77,000	87,505
5.10%, 1/15/2044	94,000	108,829
Kansas City Southern 4.95%, 8/15/2045 (e)	124,000	137,520
Norfolk Southern Corp.:
3.95%, 10/1/2042	50,000	51,098
4.45%, 6/15/2045	64,000	71,136
4.65%, 1/15/2046	30,000	34,432
4.84%, 10/1/2041	76,000	87,170
6.00%, 3/15/2105	64,000	77,164
6.00%, 5/23/2111	64,000	77,210
7.25%, 2/15/2031	100,000	141,289
7.80%, 5/15/2027	64,000	90,892
Union Pacific Corp.:
3.88%, 2/1/2055	69,000	69,826
4.05%, 11/15/2045 (a)	64,000	69,566
4.05%, 3/1/2046	130,000	141,371
4.30%, 6/15/2042	51,000	56,781
4.38%, 11/15/2065	34,000	36,381
4.75%, 9/15/2041	47,000	54,818
4.75%, 12/15/2043	100,000	117,908
4.82%, 2/1/2044	62,000	73,764
4.85%, 6/15/2044	86,000	102,876
United Parcel Service of America, Inc. 8.38%, 4/1/2030 (b) (c)	86,000	127,567
United Parcel Service, Inc.:
4.88%, 11/15/2040	69,000	86,001
6.20%, 1/15/2038	107,000	151,769

		5,150,534

See accompanying notes to financial statements.

218

SPDR Barclays Long Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

TRUCKING & LEASING — 0.0% (f)
GATX Corp. 5.20%, 3/15/2044	$64,000	$65,742

WATER — 0.2%
American Water Capital Corp.:
4.30%, 12/1/2042 (a)	94,000	105,964
6.59%, 10/15/2037	94,000	133,554

		239,518

TOTAL CORPORATE BONDS & NOTES (Cost $143,980,051)		149,099,029

MUNICIPAL BONDS & NOTES — 0.0% (f)
TENNESSEE — 0.0% (f)
Metropolitan Government Nashville & Davidson County, TN, Health & Educational Facilities Revenue Series B, 4.05%, 7/1/2026 (Cost $10,002)	10,000	10,981

	Shares
SHORT-TERM INVESTMENTS — 1.0%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (g) (h)	1,217	1,217
State Street Navigator Securities Lending Prime Portfolio (g) (i)	1,530,275	1,530,275

TOTAL SHORT-TERM INVESTMENTS (Cost $1,531,492)		1,531,492

TOTAL INVESTMENTS — 99.8% (Cost $145,521,545)		150,641,502
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		254,850

NET ASSETS — 100.0%		$150,896,352

(a)	All or a portion of the shares of the security are on loan at June 30, 2016.
(b)	Variable Rate Security — Interest rate shown is rate in effect at June 30, 2016.
(c)	Step-up bond — Coupon rate increases in increments to maturity. Rate shown as of June 30, 2016. Maturity date shown is the final maturity.
(d)	When-issued security.
(e)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 2.6% of net assets as of June 30, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f)	Amount is less than 0.05% of net assets.
(g)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(h)	The rate shown is the annualized seven-day yield at June 30, 2016.
(i)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes
Advertising	$—	$91,706	$—	$91,706
Aerospace & Defense	—	2,814,196	—	2,814,196
Agriculture.	—	2,010,194	—	2,010,194
Airlines	—	532,030	—	532,030
Apparel	—	212,929	—	212,929
Auto Manufacturers	—	1,492,971	—	1,492,971
Auto Parts & Equipment	—	284,266	—	284,266
Banks	—	13,456,429	—	13,456,429
Beverages	—	4,482,491	—	4,482,491
Biotechnology	—	2,528,384	—	2,528,384
Chemicals	—	3,299,824	—	3,299,824
Commercial Services	—	1,601,398	—	1,601,398
Construction Materials	—	189,225	—	189,225
Distribution & Wholesale	—	162,883	—	162,883

See accompanying notes to financial statements.

219

SPDR Barclays Long Term Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Diversified Financial Services	$—	$3,927,341	$—	$3,927,341
Electric	—	18,770,143	—	18,770,143
Electrical Components & Equipment	—	139,197	—	139,197
Electronics	—	694,559	—	694,559
Engineering & Construction	—	44,305	—	44,305
Environmental Control	—	539,020	—	539,020
Food	—	3,295,354	—	3,295,354
Forest Products & Paper	—	715,828	—	715,828
Gas	—	1,070,498	—	1,070,498
Hand & Machine Tools	—	35,568	—	35,568
Health Care Products	—	1,998,854	—	1,998,854
Health Care Services	—	4,166,024	—	4,166,024
Holding Companies-Divers	—	14,790	—	14,790
Home Furnishings	—	70,382	—	70,382
Household Products	—	488,451	—	488,451
Household Products & Wares	—	210,236	—	210,236
Housewares	—	241,724	—	241,724
Insurance	—	6,417,251	—	6,417,251
Internet	—	545,959	—	545,959
Iron/Steel	—	751,491	—	751,491
IT Services.	—	2,951,171	—	2,951,171
Leisure Time	—	70,023	—	70,023
Lodging	—	96,136	—	96,136
Machinery, Construction & Mining	—	422,592	—	422,592
Machinery-Diversified	—	331,340	—	331,340
Media	—	8,901,255	—	8,901,255
Metal Fabricate & Hardware	—	232,053	—	232,053
Mining.	—	2,107,819	—	2,107,819
Miscellaneous Manufacturer	—	1,705,337	—	1,705,337
Office & Business Equipment	—	60,124	—	60,124
Oil & Gas	—	8,089,831	—	8,089,831
Oil & Gas Services	—	895,013	—	895,013
Packaging & Containers	—	174,196	—	174,196
Pharmaceuticals	—	8,013,424	—	8,013,424
Pipelines	—	6,453,063	—	6,453,063
Real Estate	—	62,496	—	62,496
Real Estate Investment Trusts	—	1,229,102	—	1,229,102
Retail.	—	7,019,843	—	7,019,843
Semiconductors	—	1,301,440	—	1,301,440
Software	—	3,237,074	—	3,237,074
Telecommunications	—	12,815,847	—	12,815,847
Toys/Games/Hobbies	—	178,155	—	178,155
Transportation	—	5,150,534	—	5,150,534
Trucking & Leasing	—	65,742	—	65,742
Water.	—	239,518	—	239,518
Municipal Bonds & Notes	—	10,981	—	10,981
Short-Term Investments	1,531,492	—	—	1,531,492

TOTAL INVESTMENTS	$1,531,492	$149,110,010	$—	$150,641,502

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	324,168	$324,168	19,578,151	19,901,102	1,217	$1,217	$1,288	$—
State Street Navigator Securities Lending Prime Portfolio	1,763,785	1,763,785	6,523,850	6,757,360	1,530,275	1,530,275	2,962	—

See accompanying notes to financial statements.

220

SPDR Barclays Issuer Scored Corporate Bond ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Principal Amount	Value

CORPORATE BONDS & NOTES — 98.9%
ADVERTISING — 1.2%
Interpublic Group of Cos., Inc.:
2.25%, 11/15/2017	$5,000	$5,018
3.75%, 2/15/2023	50,000	51,948
4.00%, 3/15/2022	15,000	15,931
4.20%, 4/15/2024	25,000	26,721
Omnicom Group, Inc.:
3.63%, 5/1/2022	50,000	52,993
6.25%, 7/15/2019	15,000	17,034
WPP Finance 2010:
3.63%, 9/7/2022	25,000	26,359
3.75%, 9/19/2024	50,000	52,546
4.75%, 11/21/2021	50,000	55,332

		303,882

AEROSPACE & DEFENSE — 1.7%
Boeing Capital Corp. 2.90%, 8/15/2018	4,000	4,154
Boeing Co.:
3.30%, 3/1/2035 (a)	25,000	25,393
4.88%, 2/15/2020	50,000	56,181
5.88%, 2/15/2040	6,000	8,236
General Dynamics Corp.:
1.00%, 11/15/2017	50,000	50,026
2.25%, 11/15/2022	30,000	30,718
Harris Corp. 2.00%, 4/27/2018	5,000	5,005
L-3 Communications Corp.:
3.95%, 11/15/2016	3,000	3,031
4.75%, 7/15/2020	7,000	7,561
Lockheed Martin Corp.:
2.13%, 9/15/2016	5,000	5,014
4.07%, 12/15/2042 (a)	10,000	10,595
Northrop Grumman Corp.:
3.50%, 3/15/2021	50,000	53,549
4.75%, 6/1/2043	25,000	29,425
Raytheon Co.:
3.13%, 10/15/2020	15,000	16,044
4.88%, 10/15/2040	4,000	4,869
Rockwell Collins, Inc. 5.25%, 7/15/2019	50,000	55,541
United Technologies Corp.:
3.10%, 6/1/2022	4,000	4,248
4.15%, 5/15/2045 (a)	10,000	10,982
4.50%, 4/15/2020 (a)	15,000	16,642
4.50%, 6/1/2042	25,000	28,610
5.70%, 4/15/2040 (a)	10,000	13,060
6.13%, 7/15/2038	7,000	9,472

		448,356

AGRICULTURE — 1.2%
Altria Group, Inc.:
2.95%, 5/2/2023	40,000	41,883
4.00%, 1/31/2024	10,000	11,166
4.50%, 5/2/2043	7,000	7,902
5.38%, 1/31/2044 (a)	45,000	57,637
9.25%, 8/6/2019	7,000	8,622
Archer-Daniels-Midland Co. 4.02%, 4/16/2043 (a)	25,000	26,577
Bunge, Ltd. Finance Corp. 3.20%, 6/15/2017	75,000	76,247

Philip Morris International, Inc.:
1.13%, 8/21/2017 (a)	15,000	15,048
2.90%, 11/15/2021	50,000	52,502
3.88%, 8/21/2042	5,000	5,133

		302,717

AIRLINES — 1.1%
American Airlines 2013-2 Pass Through Trust, Class A 4.95%, 7/15/2024	21,004	22,782
American Airlines 2015-1 Pass Through Trust, Class A 3.38%, 11/1/2028 (a)	47,725	48,947
Delta Air Lines 2007-1 Pass Through Trust, Class A Series 071A, 6.82%, 2/10/2024	83,166	96,663
Southwest Airlines Co.:
2.75%, 11/6/2019	50,000	51,603
5.13%, 3/1/2017	30,000	30,816
United Airlines 2014-1 Pass Through Trust, Class A Series A, 4.00%, 10/11/2027	14,141	14,933
United Airlines 2014-2 Pass Through Trust, Class A Series A, 3.75%, 3/3/2028	14,564	15,249
US Airways 2012-2 Pass Through Trust, Class A 4.63%, 12/3/2026	11,944	12,803

		293,796

APPAREL — 0.6%
NIKE, Inc.:
2.25%, 5/1/2023	22,000	22,551
3.63%, 5/1/2043 (a)	32,000	33,732
VF Corp.:
3.50%, 9/1/2021	70,000	75,868
5.95%, 11/1/2017	20,000	21,241
6.45%, 11/1/2037	7,000	9,488

		162,880

AUTO MANUFACTURERS — 1.4%
American Honda Finance Corp. 1.13%, 10/7/2016	30,000	30,031
Daimler Finance North America LLC 8.50%, 1/18/2031	27,000	43,777
Ford Motor Co. 7.45%, 7/16/2031	50,000	66,884
General Motors Co.:
4.88%, 10/2/2023	17,000	18,044
6.25%, 10/2/2043	45,000	49,631
General Motors Financial Co., Inc.:
3.20%, 7/13/2020	25,000	25,264
3.70%, 11/24/2020	40,000	41,101
4.00%, 1/15/2025	12,000	12,089
PACCAR Financial Corp. Series MTN, 1.65%, 2/25/2019	45,000	45,462
Toyota Motor Credit Corp. Series MTN, 1.13%, 5/16/2017	45,000	45,064

		377,347

AUTO PARTS & EQUIPMENT — 0.8%
BorgWarner, Inc.:
4.38%, 3/15/2045 (a)	25,000	26,078
4.63%, 9/15/2020	25,000	27,280

See accompanying notes to financial statements.

221

SPDR Barclays Issuer Scored Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Delphi Automotive PLC 4.25%, 1/15/2026	$50,000	$54,635
Delphi Corp. 5.00%, 2/15/2023	30,000	31,725
Johnson Controls, Inc.:
3.63%, 7/2/2024 (a)	10,000	10,540
4.63%, 7/2/2044	15,000	15,869
Magna International, Inc. 4.15%, 10/1/2025	50,000	54,529

		220,656

BANKS — 10.8%
American Express Bank FSB 6.00%, 9/13/2017	25,000	26,427
Australia & New Zealand Banking Group, Ltd. 1.25%, 6/13/2017	50,000	50,065
Bank of America Corp.:
3.88%, 3/22/2017	22,000	22,404
7.63%, 6/1/2019	40,000	46,275
Series MTN, 4.00%, 4/1/2024	15,000	16,036
Series MTN, 5.00%, 1/21/2044	20,000	23,082
Series MTN, 5.65%, 5/1/2018	50,000	53,463
Bank of Montreal Series MTN, 1.40%, 9/11/2017 (a)	30,000	30,092
Bank of New York Mellon Corp.:
3.40%, 5/15/2024	15,000	16,121
Series MTN, 2.30%, 9/11/2019	25,000	25,655
Series MTN, 2.60%, 8/17/2020	50,000	51,821
Bank of Nova Scotia 2.80%, 7/21/2021	50,000	52,073
Barclays Bank PLC Series 1, 5.00%, 9/22/2016	25,000	25,212
Barclays PLC 3.65%, 3/16/2025	10,000	9,627
BNP Paribas SA:
2.38%, 5/21/2020	150,000	152,404
5.00%, 1/15/2021	15,000	16,808
Branch Banking & Trust Co.:
1.00%, 4/3/2017	25,000	25,005
1.35%, 10/1/2017	35,000	35,145
Canadian Imperial Bank of Commerce 1.55%, 1/23/2018	30,000	30,047
Capital One Financial Corp.:
4.75%, 7/15/2021	5,000	5,538
6.75%, 9/15/2017	5,000	5,300
Citigroup, Inc. 2.65%, 10/26/2020	100,000	101,740
Commonwealth Bank of Australia Series GMTN, 2.30%, 3/12/2020 (a)	75,000	76,511
Credit Suisse AG:
Series MTN, 3.63%, 9/9/2024	50,000	51,539
Series MTN, 4.38%, 8/5/2020 (a)	5,000	5,410
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, 6/9/2023 (b)	50,000	50,160
Deutsche Bank AG 6.00%, 9/1/2017	30,000	31,432
Discover Bank/Greenwood 4.25%, 3/13/2026	25,000	26,019
Fifth Third Bank 1.15%, 11/18/2016	70,000	70,045
Goldman Sachs Group, Inc.:
2.90%, 7/19/2018	15,000	15,370
3.63%, 1/22/2023	5,000	5,241
5.25%, 7/27/2021	10,000	11,305
6.13%, 2/15/2033	20,000	24,942

HSBC Holdings PLC 4.00%, 3/30/2022	15,000	15,814
HSBC USA, Inc. 1.63%, 1/16/2018	50,000	49,874
Huntington National Bank 2.88%, 8/20/2020	100,000	103,094
Intesa Sanpaolo SpA:
2.38%, 1/13/2017 (a)	85,000	85,318
5.25%, 1/12/2024	30,000	31,828
JPMorgan Chase & Co.:
3.20%, 1/25/2023	5,000	5,166
4.25%, 10/15/2020	40,000	43,363
5.50%, 10/15/2040	20,000	24,938
Lloyds Bank PLC:
1.75%, 3/16/2018	55,000	54,823
6.38%, 1/21/2021 (a)	30,000	34,814
Mitsubishi UFJ Financial Group, Inc.:
2.95%, 3/1/2021	50,000	51,800
3.85%, 3/1/2026 (a)	50,000	54,532
Morgan Stanley:
2.65%, 1/27/2020	50,000	51,002
6.38%, 7/24/2042	10,000	13,494
Series GMTN, 2.38%, 7/23/2019	50,000	50,770
Series MTN, 6.25%, 8/9/2026	10,000	12,474
MUFG Union Bank NA:
2.13%, 6/16/2017	100,000	100,839
2.25%, 5/6/2019	5,000	5,066
National Australia Bank, Ltd. 1.30%, 7/25/2016	50,000	50,018
National Bank of Canada 2.10%, 12/14/2018 (a)	50,000	50,368
PNC Funding Corp.:
2.70%, 9/19/2016	15,000	15,035
5.13%, 2/8/2020 (a)	50,000	55,876
Royal Bank of Canada:
1.45%, 9/9/2016	9,000	9,012
Series GMTN, 2.20%, 7/27/2018	15,000	15,284
Santander UK PLC:
1.38%, 3/13/2017	25,000	24,976
3.05%, 8/23/2018	25,000	25,526
Societe Generale SA:
2.63%, 10/1/2018	50,000	51,215
2.75%, 10/12/2017	50,000	50,878
Svenska Handelsbanken AB 3.13%, 7/12/2016	50,000	50,023
Toronto-Dominion Bank:
2.38%, 10/19/2016	15,000	15,070
Series MTN, 2.25%, 11/5/2019	50,000	51,210
UBS AG:
Series GMTN, 1.38%, 8/14/2017	35,000	35,052
Series GMTN, 2.35%, 3/26/2020 (a)	100,000	102,288
Series GMTN, 2.38%, 8/14/2019	25,000	25,583
US Bancorp:
Series MTN, 2.20%, 4/25/2019 (a)	25,000	25,619
Series MTN, 3.70%, 1/30/2024	25,000	27,498
Wells Fargo & Co.:
5.63%, 12/11/2017	15,000	15,934
Series MTN, 3.30%, 9/9/2024 (a)	45,000	47,159
Series N, 2.15%, 1/30/2020	25,000	25,402
Westpac Banking Corp.:
1.20%, 5/19/2017 (a)	25,000	25,037

See accompanying notes to financial statements.

222

SPDR Barclays Issuer Scored Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Series GMTN, 1.60%, 1/12/2018 (a)	$30,000	$30,162

		2,801,548

BEVERAGES — 1.8%
Anheuser-Busch Cos. LLC 5.05%, 10/15/2016	75,000	75,858
Anheuser-Busch InBev Worldwide, Inc.:
3.75%, 7/15/2042 (a)	10,000	9,942
8.00%, 11/15/2039	5,000	7,755
Coca-Cola Co 1.80%, 9/1/2016	100,000	100,184
Coca-Cola European Partners US LLC:
3.50%, 9/15/2020	25,000	26,231
4.50%, 9/1/2021 (a)	25,000	27,403
Diageo Capital PLC:
1.13%, 4/29/2018	25,000	25,015
1.50%, 5/11/2017	30,000	30,127
2.63%, 4/29/2023	15,000	15,534
Dr Pepper Snapple Group, Inc.:
6.82%, 5/1/2018	25,000	27,447
7.45%, 5/1/2038	25,000	36,467
Molson Coors Brewing Co. 5.00%, 5/1/2042	27,000	30,224
PepsiCo, Inc.:
3.13%, 11/1/2020	15,000	15,990
3.60%, 3/1/2024	10,000	10,972
4.45%, 4/14/2046	25,000	28,652
4.60%, 7/17/2045 (a)	10,000	11,685

		479,486

BIOTECHNOLOGY — 0.7%
Amgen, Inc.:
2.50%, 11/15/2016	40,000	40,201
6.38%, 6/1/2037	7,000	8,973
6.90%, 6/1/2038	20,000	27,210
Biogen, Inc.:
3.63%, 9/15/2022	25,000	26,511
5.20%, 9/15/2045	5,000	5,679
Celgene Corp. 2.88%, 8/15/2020	10,000	10,311
Gilead Sciences, Inc.:
3.65%, 3/1/2026	20,000	21,719
4.50%, 4/1/2021	15,000	16,767
4.50%, 2/1/2045	20,000	21,695

		179,066

CHEMICALS — 3.6%
Agrium, Inc.:
3.15%, 10/1/2022	15,000	15,193
6.13%, 1/15/2041	7,000	8,297
Air Products & Chemicals, Inc.:
2.00%, 8/2/2016	4,000	4,004
3.35%, 7/31/2024	50,000	53,210
4.38%, 8/21/2019	15,000	16,339
Airgas, Inc. 3.05%, 8/1/2020	100,000	102,986
Dow Chemical Co.:
4.38%, 11/15/2042	10,000	10,171
7.38%, 11/1/2029	15,000	19,834
8.55%, 5/15/2019	50,000	59,319
Eastman Chemical Co. 2.70%, 1/15/2020	5,000	5,131

Ecolab, Inc.:
3.00%, 12/8/2016	60,000	60,515
4.35%, 12/8/2021	15,000	16,795
5.50%, 12/8/2041	5,000	6,176
EI du Pont de Nemours & Co.:
2.80%, 2/15/2023	15,000	15,296
4.15%, 2/15/2043 (a)	10,000	10,137
4.63%, 1/15/2020	30,000	32,985
5.75%, 3/15/2019	10,000	11,093
LYB International Finance B.V.:
4.00%, 7/15/2023	30,000	32,098
5.25%, 7/15/2043	7,000	7,625
Methanex Corp. 4.25%, 12/1/2024	25,000	22,225
Monsanto Co.:
3.38%, 7/15/2024	10,000	10,263
3.60%, 7/15/2042	9,000	7,746
Mosaic Co.:
4.25%, 11/15/2023	50,000	53,735
4.88%, 11/15/2041	7,000	6,960
Potash Corp. of Saskatchewan, Inc.:
3.00%, 4/1/2025 (a)	50,000	50,208
4.88%, 3/30/2020	15,000	16,483
PPG Industries, Inc. 3.60%, 11/15/2020	25,000	26,169
Praxair, Inc.:
1.25%, 11/7/2018	25,000	25,034
2.65%, 2/5/2025	25,000	25,672
2.70%, 2/21/2023	25,000	25,825
RPM International, Inc.:
3.45%, 11/15/2022	15,000	14,988
6.13%, 10/15/2019	57,000	63,282
Sherwin-Williams Co.:
1.35%, 12/15/2017	15,000	15,060
4.55%, 8/1/2045 (a)	30,000	32,180
Valspar Corp.:
3.30%, 2/1/2025	25,000	25,192
4.40%, 2/1/2045	25,000	24,540

		932,766

COMMERCIAL SERVICES — 1.4%
Block Financial LLC 4.13%, 10/1/2020 (a)	50,000	51,074
Equifax, Inc.:
3.25%, 6/1/2026	50,000	51,490
3.30%, 12/15/2022	30,000	31,434
Lender Processing Services, Inc. / Black Knight Lending Solutions, Inc. 5.75%, 4/15/2023	8,000	8,390
MasterCard, Inc. 3.38%, 4/1/2024	40,000	43,646
Moody’s Corp. 5.50%, 9/1/2020	15,000	16,887
S&P Global, Inc. 4.40%, 2/15/2026	15,000	16,835
Verisk Analytics, Inc. 4.00%, 6/15/2025	20,000	20,907
Western Union Co.:
2.88%, 12/10/2017	15,000	15,187
3.65%, 8/22/2018	25,000	25,811
5.25%, 4/1/2020	57,000	61,805
6.20%, 6/21/2040	25,000	26,070

		369,536

See accompanying notes to financial statements.

223

SPDR Barclays Issuer Scored Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

CONSTRUCTION MATERIALS — 0.4%
CRH America, Inc. 8.13%, 7/15/2018	$50,000	$55,990
Owens Corning:
4.20%, 12/15/2022	35,000	36,526
7.00%, 12/1/2036	7,000	8,409

		100,925

DISTRIBUTION & WHOLESALE — 0.1%
WW Grainger, Inc. 4.60%, 6/15/2045	25,000	29,453

DIVERSIFIED FINANCIAL SERVICES — 4.6%
Air Lease Corp.:
2.13%, 1/15/2018 (a)	25,000	24,937
3.38%, 1/15/2019 (a)	15,000	15,291
3.88%, 4/1/2021	7,000	7,291
Alterra Finance LLC 6.25%, 9/30/2020	15,000	17,145
American Express Co. 4.05%, 12/3/2042	25,000	25,761
American Express Credit Corp. Series GMTN, 2.25%, 8/15/2019 (a)	25,000	25,504
Ameriprise Financial, Inc.:
4.00%, 10/15/2023	35,000	37,957
5.30%, 3/15/2020	15,000	16,807
7.30%, 6/28/2019	7,000	8,104
BlackRock, Inc.:
3.50%, 3/18/2024 (a)	25,000	26,936
6.25%, 9/15/2017	100,000	106,347
Capital One Bank USA NA 1.20%, 2/13/2017	20,000	20,010
Charles Schwab Corp.:
3.23%, 9/1/2022	15,000	15,913
4.45%, 7/22/2020	35,000	38,737
CME Group, Inc.:
3.00%, 3/15/2025	40,000	41,782
5.30%, 9/15/2043	15,000	18,856
E*TRADE Financial Corp. 5.38%, 11/15/2022	105,000	110,775
Franklin Resources, Inc. 2.85%, 3/30/2025 (a)	50,000	50,994
General Electric Co. 4.65%, 10/17/2021	20,000	22,849
Intercontinental Exchange, Inc.:
2.50%, 10/15/2018 (a)	50,000	51,301
3.75%, 12/1/2025	50,000	53,967
4.00%, 10/15/2023 (a)	25,000	27,146
International Lease Finance Corp. 7.13%, 9/1/2018 (a) (b)	25,000	27,375
Invesco Finance PLC:
4.00%, 1/30/2024	22,000	23,800
5.38%, 11/30/2043	10,000	11,694
Jefferies Group LLC:
5.13%, 1/20/2023 (a)	10,000	10,441
6.50%, 1/20/2043	5,000	5,054
Legg Mason, Inc.:
2.70%, 7/15/2019	60,000	61,134
5.63%, 1/15/2044	10,000	10,372
MasterCard, Inc. 2.00%, 4/1/2019	25,000	25,584
Nasdaq, Inc.:
3.85%, 6/30/2026	5,000	5,125
4.25%, 6/1/2024	25,000	26,227
5.25%, 1/16/2018	39,000	41,195

Nomura Holdings, Inc.:
2.00%, 9/13/2016 (a)	25,000	25,043
6.70%, 3/4/2020 (a)	40,000	46,343
Synchrony Financial:
3.00%, 8/15/2019	25,000	25,396
4.25%, 8/15/2024	25,000	25,683
TD Ameritrade Holding Corp. 2.95%, 4/1/2022	50,000	51,920

		1,186,796

ELECTRIC — 6.7%
Alabama Power Co. 4.15%, 8/15/2044	5,000	5,493
Ameren Illinois Co.:
3.25%, 3/1/2025	25,000	26,819
4.30%, 7/1/2044	20,000	22,792
Appalachian Power Co.:
4.40%, 5/15/2044	25,000	26,374
Series L, 5.80%, 10/1/2035	7,000	8,380
Arizona Public Service Co.:
4.35%, 11/15/2045	30,000	34,401
8.75%, 3/1/2019	15,000	17,614
Berkshire Hathaway Energy Co.:
3.50%, 2/1/2025	25,000	26,960
5.95%, 5/15/2037	30,000	38,852
6.13%, 4/1/2036	10,000	13,134
CenterPoint Energy Houston Electric LLC:
2.25%, 8/1/2022	5,000	5,073
4.50%, 4/1/2044	20,000	23,513
Cleveland Electric Illuminating Co.:
5.95%, 12/15/2036 (a)	15,000	16,436
Series D, 7.88%, 11/1/2017	25,000	27,065
CMS Energy Corp.:
3.88%, 3/1/2024	21,000	22,745
6.55%, 7/17/2017	25,000	26,359
Consolidated Edison Co. of New York, Inc. 3.30%, 12/1/2024 (a)	25,000	26,863
Constellation Energy Group, Inc. 5.15%, 12/1/2020	15,000	16,775
Dominion Resources, Inc.:
3.63%, 12/1/2024	10,000	10,469
7.00%, 6/15/2038	25,000	33,427
Series C, 4.90%, 8/1/2041	20,000	21,825
DTE Electric Co.:
3.70%, 3/15/2045 (a)	15,000	15,826
Series A, 6.63%, 6/1/2036	25,000	35,484
Series G, 5.60%, 6/15/2018	15,000	16,283
Duke Energy Carolinas LLC 6.10%, 6/1/2037	7,000	9,230
Duke Energy Corp. 3.75%, 4/15/2024	10,000	10,758
Entergy Gulf States Louisiana LLC 5.59%, 10/1/2024	57,000	68,527
Eversource Energy:
4.50%, 11/15/2019 (a)	17,000	18,568
Series H, 3.15%, 1/15/2025	30,000	31,191
Exelon Generation Co. LLC:
2.95%, 1/15/2020 (a)	25,000	25,625
5.60%, 6/15/2042 (a)	40,000	41,579
6.20%, 10/1/2017	15,000	15,877
6.25%, 10/1/2039	25,000	27,739

See accompanying notes to financial statements.

224

SPDR Barclays Issuer Scored Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Florida Power & Light Co.:
4.05%, 10/1/2044 (a)	$25,000	$28,072
4.13%, 2/1/2042	7,000	7,896
Georgia Power Co. Series 07-A, 5.65%, 3/1/2037	7,000	8,710
Great Plains Energy, Inc. 4.85%, 6/1/2021	22,000	24,147
Indiana Michigan Power Co. Series J, 3.20%, 3/15/2023	20,000	20,800
Kansas City Power & Light Co. 3.15%, 3/15/2023	15,000	15,438
Kentucky Utilities Co. 5.13%, 11/1/2040	7,000	8,615
Mississippi Power Co. 2.35%, 10/15/2016	50,000	50,186
NextEra Energy Capital Holdings, Inc. 2.40%, 9/15/2019	50,000	50,975
NiSource Finance Corp.:
5.65%, 2/1/2045	7,000	8,848
5.95%, 6/15/2041	7,000	8,817
Northern States Power Co. 4.85%, 8/15/2040	10,000	12,313
NSTAR Electric Co.:
4.40%, 3/1/2044	10,000	11,540
5.50%, 3/15/2040	25,000	32,459
Oklahoma Gas & Electric Co.:
4.00%, 12/15/2044	25,000	26,593
4.55%, 3/15/2044	40,000	46,440
5.25%, 5/15/2041	7,000	8,648
Pacific Gas & Electric Co.:
3.75%, 2/15/2024	5,000	5,491
4.75%, 2/15/2044	17,000	19,958
PECO Energy Co. 4.15%, 10/1/2044	15,000	16,793
Pennsylvania Electric Co. 6.15%, 10/1/2038	25,000	28,484
PG&E Corp. 2.40%, 3/1/2019	5,000	5,087
Potomac Electric Power Co. 3.60%, 3/15/2024	20,000	21,694
PPL Capital Funding, Inc. 3.95%, 3/15/2024	25,000	26,897
PPL Electric Utilities Corp. 4.13%, 6/15/2044	10,000	11,069
Progress Energy, Inc. 4.40%, 1/15/2021	15,000	16,412
Public Service Co. of Colorado 4.30%, 3/15/2044	20,000	22,926
Public Service Electric & Gas Co.:
5.50%, 3/1/2040	14,000	18,439
Series I, 1.80%, 6/1/2019	10,000	10,174
Sierra Pacific Power Co. 2.60%, 5/1/2026 (b)	50,000	50,962
South Carolina Electric & Gas Co.:
4.10%, 6/15/2046	50,000	52,326
6.05%, 1/15/2038	15,000	19,297
Southern California Edison Co.:
1.85%, 2/1/2022	8,571	8,675
4.65%, 10/1/2043 (a)	5,000	5,979
Southern Co. 2.15%, 9/1/2019	10,000	10,178
Tampa Electric Co. 2.60%, 9/15/2022	20,000	20,540
TECO Finance, Inc. 5.15%, 3/15/2020	15,000	16,614

TransAlta Corp.:
1.90%, 6/3/2017	40,000	39,660
6.50%, 3/15/2040	25,000	18,250
6.90%, 5/15/2018 (a)	15,000	15,375
Westar Energy, Inc.:
4.13%, 3/1/2042	15,000	16,440
4.63%, 9/1/2043	30,000	35,442
Wisconsin Electric Power Co.:
3.10%, 6/1/2025 (a)	25,000	26,474
5.70%, 12/1/2036	7,000	9,154
Wisconsin Power & Light Co.:
4.10%, 10/15/2044	35,000	38,612
5.00%, 7/15/2019	15,000	16,458
Xcel Energy, Inc. 4.70%, 5/15/2020 (a)	15,000	16,394

		1,758,807

ELECTRICAL COMPONENTS & EQUIPMENT — 0.3%
Emerson Electric Co.:
2.63%, 12/1/2021	25,000	26,064
2.63%, 2/15/2023	25,000	25,727
4.25%, 11/15/2020	15,000	16,662
5.25%, 11/15/2039	15,000	18,847

		87,300

ELECTRONICS — 1.9%
Amphenol Corp.:
2.55%, 1/30/2019	15,000	15,235
4.00%, 2/1/2022	10,000	10,660
Arrow Electronics, Inc.:
5.13%, 3/1/2021	25,000	27,166
6.00%, 4/1/2020	25,000	27,767
Avnet, Inc. 4.63%, 4/15/2026 (a)	50,000	51,876
Flextronics International, Ltd. 4.75%, 6/15/2025	20,000	20,500
Honeywell International, Inc.:
4.25%, 3/1/2021	15,000	16,791
5.00%, 2/15/2019	50,000	54,951
Series 30, 5.38%, 3/1/2041	25,000	33,174
Jabil Circuit, Inc. 4.70%, 9/15/2022 (a)	100,000	101,500
Koninklijke Philips NV:
3.75%, 3/15/2022 (a)	5,000	5,326
5.00%, 3/15/2042	5,000	5,528
6.88%, 3/11/2038	7,000	9,096
Thermo Fisher Scientific, Inc. 3.30%, 2/15/2022	100,000	103,558

		483,128

ENGINEERING & CONSTRUCTION — 0.1%
ABB Finance USA, Inc.:
2.88%, 5/8/2022 (a)	10,000	10,388
4.38%, 5/8/2042	5,000	5,680

		16,068

ENVIRONMENTAL CONTROL — 0.2%
Republic Services, Inc.:
2.90%, 7/1/2026 (c)	30,000	30,578
5.25%, 11/15/2021	6,000	6,908
6.20%, 3/1/2040	10,000	13,599

		51,085

See accompanying notes to financial statements.

225

SPDR Barclays Issuer Scored Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

FOOD — 3.4%
Campbell Soup Co.:
3.30%, 3/19/2025	$50,000	$52,511
4.25%, 4/15/2021	7,000	7,704
ConAgra Foods, Inc.:
3.20%, 1/25/2023	100,000	102,920
7.00%, 4/15/2019	6,000	6,774
Delhaize Group 5.70%, 10/1/2040	7,000	8,214
General Mills, Inc.:
1.40%, 10/20/2017 (a)	25,000	25,148
2.20%, 10/21/2019 (a)	50,000	51,116
3.65%, 2/15/2024	12,000	13,115
Hershey Co.:
2.63%, 5/1/2023	25,000	25,968
4.13%, 12/1/2020	15,000	16,734
JM Smucker Co. 2.50%, 3/15/2020	50,000	51,403
Kellogg Co. 4.50%, 4/1/2046	50,000	53,371
Kraft Heinz Foods Co.:
3.00%, 6/1/2026 (b)	25,000	25,264
4.38%, 6/1/2046 (b)	25,000	26,410
5.00%, 6/4/2042	5,000	5,727
Kroger Co.:
3.85%, 8/1/2023	15,000	16,498
6.15%, 1/15/2020	15,000	17,247
6.90%, 4/15/2038	40,000	54,367
McCormick & Co., Inc. 3.25%, 11/15/2025	75,000	80,550
Mondelez International, Inc.:
2.25%, 2/1/2019	35,000	35,767
4.00%, 2/1/2024	31,000	34,220
6.13%, 2/1/2018	10,000	10,747
Sysco Corp.:
4.85%, 10/1/2045	15,000	16,848
5.38%, 9/21/2035	30,000	35,516
6.63%, 3/17/2039	7,000	9,350
Tyson Foods, Inc. 2.65%, 8/15/2019	25,000	25,772
Unilever Capital Corp. 5.90%, 11/15/2032	50,000	69,320

		878,581

FOREST PRODUCTS & PAPER — 0.6%
Domtar Corp. 4.40%, 4/1/2022	35,000	36,359
International Paper Co.:
4.75%, 2/15/2022	5,000	5,558
9.38%, 5/15/2019	104,000	123,996

		165,913

GAS — 1.0%
AGL Capital Corp.:
3.50%, 9/15/2021	5,000	5,283
4.40%, 6/1/2043	25,000	25,531
5.25%, 8/15/2019	15,000	16,135
Atmos Energy Corp.:
4.15%, 1/15/2043 (a)	20,000	21,618
6.35%, 6/15/2017	15,000	15,740
Dominion Gas Holdings LLC 4.80%, 11/1/2043	5,000	5,467
National Fuel Gas Co. 3.75%, 3/1/2023	25,000	24,288
ONE Gas, Inc.:
2.07%, 2/1/2019	10,000	10,138

3.61%, 2/1/2024	15,000	16,168
4.66%, 2/1/2044	25,000	28,539
Sempra Energy:
2.40%, 3/15/2020	20,000	20,254
3.55%, 6/15/2024	40,000	41,913
6.00%, 10/15/2039	7,000	8,580
Southern California Gas Co.:
4.45%, 3/15/2044	5,000	5,892
Series HH, 5.45%, 4/15/2018	10,000	10,702

		256,248

HAND & MACHINE TOOLS — 0.4%
Stanley Black & Decker, Inc.:
2.90%, 11/1/2022	75,000	78,336
5.20%, 9/1/2040	15,000	17,784

		96,120

HEALTH CARE PRODUCTS — 1.4%
Becton Dickinson and Co.:
1.80%, 12/15/2017	20,000	20,160
3.73%, 12/15/2024	10,000	10,761
Boston Scientific Corp.:
3.38%, 5/15/2022	25,000	25,890
6.00%, 1/15/2020	50,000	56,371
7.38%, 1/15/2040	5,000	6,662
CR Bard, Inc.:
3.00%, 5/15/2026	50,000	51,160
4.40%, 1/15/2021	7,000	7,662
Danaher Corp. 5.40%, 3/1/2019	40,000	44,356
Medtronic, Inc. 4.50%, 3/15/2042	15,000	16,995
St Jude Medical, Inc. 2.00%, 9/15/2018 (a)	25,000	25,356
Stryker Corp.:
2.00%, 9/30/2016	15,000	15,044
3.38%, 5/15/2024	25,000	26,254
4.10%, 4/1/2043	10,000	10,218
4.38%, 5/15/2044	25,000	26,701
Zimmer Biomet Holdings, Inc.:
3.38%, 11/30/2021	25,000	25,815
5.75%, 11/30/2039	7,000	8,436

		377,841

HEALTH CARE SERVICES — 1.9%
Aetna, Inc.:
1.50%, 11/15/2017	25,000	25,057
1.70%, 6/7/2018	25,000	25,194
3.95%, 9/1/2020	7,000	7,524
4.25%, 6/15/2036	25,000	25,959
6.63%, 6/15/2036	7,000	9,318
Anthem, Inc.:
2.38%, 2/15/2017	25,000	25,184
3.13%, 5/15/2022 (a)	15,000	15,472
4.63%, 5/15/2042 (a)	50,000	52,560
Cigna Corp.:
4.00%, 2/15/2022	50,000	53,632
5.38%, 2/15/2042	25,000	29,251
Humana, Inc.:
2.63%, 10/1/2019	50,000	50,733
4.95%, 10/1/2044	15,000	16,403
8.15%, 6/15/2038	7,000	10,179

See accompanying notes to financial statements.

226

SPDR Barclays Issuer Scored Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Laboratory Corp. of America Holdings 4.63%, 11/15/2020 (a)	$10,000	$10,903
Quest Diagnostics, Inc.:
3.45%, 6/1/2026	30,000	30,886
4.25%, 4/1/2024	15,000	16,309
4.70%, 4/1/2021	25,000	27,548
UnitedHealth Group, Inc.:
3.75%, 7/15/2025	4,000	4,387
3.88%, 10/15/2020	15,000	16,320
4.25%, 3/15/2043	25,000	27,477
4.63%, 7/15/2035	20,000	23,214

		503,510

HOLDING COMPANIES-DIVERS — 0.4%
Leucadia National Corp. 5.50%, 10/18/2023 (a)	100,000	101,000
MUFG Americas Holdings Corp. 3.50%, 6/18/2022	15,000	15,813

		116,813

HOME FURNISHINGS — 0.3%
Whirlpool Corp.:
3.70%, 5/1/2025	25,000	26,499
4.50%, 6/1/2046	35,000	36,490
Series MTN, 4.85%, 6/15/2021	15,000	16,793

		79,782

HOUSEHOLD PRODUCTS — 0.8%
Colgate-Palmolive Co. Series MTN, 0.90%, 5/1/2018	50,000	50,189
Estee Lauder Cos., Inc.:
3.70%, 8/15/2042	25,000	25,570
6.00%, 5/15/2037	15,000	19,738
Procter & Gamble Co.:
1.45%, 8/15/2016	75,000	75,082
4.70%, 2/15/2019	30,000	32,820

		203,399

HOUSEHOLD PRODUCTS & WARES — 0.2%
Clorox Co.:
3.50%, 12/15/2024	10,000	10,673
3.80%, 11/15/2021	15,000	16,277
5.95%, 10/15/2017	30,000	31,840
Kimberly-Clark Corp. 3.70%, 6/1/2043	5,000	5,387

		64,177

HOUSEWARES — 0.1%
Newell Brands, Inc. 4.00%, 12/1/2024 (a)	20,000	20,916

INSURANCE — 4.7%
Aflac, Inc. 6.45%, 8/15/2040	15,000	19,907
Allstate Corp.:
3.15%, 6/15/2023 (a)	10,000	10,514
4.50%, 6/15/2043 (a)	15,000	17,274
5.55%, 5/9/2035	25,000	31,571
American International Group, Inc. 6.40%, 12/15/2020	6,000	7,046
Aon PLC:
3.50%, 6/14/2024	25,000	25,656
4.60%, 6/14/2044	25,000	25,533

Assurant, Inc. 6.75%, 2/15/2034	40,000	48,584
AXIS Specialty Finance PLC 2.65%, 4/1/2019	30,000	30,274
Berkshire Hathaway, Inc. 2.10%, 8/14/2019 (a)	25,000	25,722
Chubb INA Holdings, Inc.:
2.70%, 3/13/2023	7,000	7,167
3.35%, 5/15/2024	5,000	5,333
CNA Financial Corp. 5.75%, 8/15/2021	7,000	7,991
Hartford Financial Services Group, Inc.:
4.30%, 4/15/2043	21,000	20,143
5.13%, 4/15/2022	20,000	22,622
5.50%, 10/15/2016	35,000	35,443
Lincoln National Corp.:
4.00%, 9/1/2023	5,000	5,191
6.25%, 2/15/2020	2,000	2,256
Loews Corp. 6.00%, 2/1/2035 (a)	7,000	8,599
Markel Corp. 5.00%, 4/5/2046	50,000	52,927
Marsh & McLennan Cos., Inc.:
2.35%, 9/10/2019	10,000	10,164
3.50%, 3/10/2025	25,000	25,937
4.05%, 10/15/2023 (a)	7,000	7,535
4.80%, 7/15/2021	10,000	11,097
MetLife, Inc.:
3.60%, 4/10/2024	4,000	4,204
5.70%, 6/15/2035	5,000	5,962
Series A, 6.82%, 8/15/2018 (a)	7,000	7,796
Principal Financial Group, Inc.:
3.13%, 5/15/2023	35,000	35,281
4.35%, 5/15/2043	30,000	30,404
8.88%, 5/15/2019	10,000	11,800
Progressive Corp.:
3.75%, 8/23/2021	15,000	16,419
4.35%, 4/25/2044	25,000	28,206
Prudential Financial, Inc.:
4.60%, 5/15/2044 (a)	20,000	21,323
5.70%, 12/14/2036	25,000	29,297
6.20%, 11/15/2040	25,000	30,760
Series MTN, 2.35%, 8/15/2019 (a)	40,000	40,781
Reinsurance Group of America, Inc. 6.45%, 11/15/2019	5,000	5,660
Transatlantic Holdings, Inc. 8.00%, 11/30/2039	32,000	43,430
Travelers Cos., Inc.:
3.90%, 11/1/2020 (a)	15,000	16,396
4.60%, 8/1/2043	15,000	17,682
Travelers Property Casualty Corp. 6.38%, 3/15/2033	15,000	20,225
Unum Group:
3.00%, 5/15/2021	30,000	30,693
4.00%, 3/15/2024	5,000	5,180
7.13%, 9/30/2016	115,000	116,507
Voya Financial, Inc.:
2.90%, 2/15/2018	12,000	12,279
3.65%, 6/15/2026	50,000	50,565
5.70%, 7/15/2043	32,000	35,735
Willis Towers Watson PLC 5.75%, 3/15/2021	50,000	56,189

See accompanying notes to financial statements.

227

SPDR Barclays Issuer Scored Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

WR Berkley Corp.:
4.75%, 8/1/2044	$35,000	$36,018
6.25%, 2/15/2037	15,000	18,307
XLIT, Ltd.:
2.30%, 12/15/2018	5,000	5,037
5.75%, 10/1/2021	15,000	17,173
6.38%, 11/15/2024	15,000	17,754

		1,231,549

INTERNET — 1.3%
Alibaba Group Holding, Ltd.:
2.50%, 11/28/2019	50,000	50,620
3.60%, 11/28/2024	50,000	51,302
4.50%, 11/28/2034	25,000	26,373
Alphabet, Inc. 3.63%, 5/19/2021	15,000	16,634
Amazon.com, Inc. 2.50%, 11/29/2022	25,000	25,920
Baidu, Inc. 2.25%, 11/28/2017	50,000	50,456
eBay, Inc.:
1.35%, 7/15/2017	50,000	50,030
2.60%, 7/15/2022 (a)	6,000	5,978
Expedia, Inc.:
4.50%, 8/15/2024	50,000	51,354
5.95%, 8/15/2020	10,000	11,171

		339,838

IRON/STEEL — 0.2%
Nucor Corp. 6.40%, 12/1/2037 (a)	7,000	8,472
Reliance Steel & Aluminum Co. 6.85%, 11/15/2036	15,000	15,735
Vale Overseas, Ltd. 6.88%, 11/10/2039	32,000	29,080

		53,287

IT SERVICES — 1.6%
Apple, Inc.:
2.00%, 5/6/2020	30,000	30,734
3.85%, 5/4/2043	50,000	50,040
Computer Sciences Corp. 4.45%, 9/15/2022 (a)	40,000	42,874
EMC Corp. 3.38%, 6/1/2023 (a)	55,000	49,912
Hewlett Packard Enterprise Co.:
2.45%, 10/5/2017 (b)	20,000	20,218
4.40%, 10/15/2022 (b)	30,000	31,995
4.90%, 10/15/2025 (a) (b)	30,000	31,212
HP, Inc.:
3.75%, 12/1/2020	5,000	5,278
4.65%, 12/9/2021	5,000	5,402
International Business Machines Corp.:
5.70%, 9/14/2017	25,000	26,466
6.22%, 8/1/2027	15,000	19,701
NetApp, Inc.:
2.00%, 12/15/2017	15,000	15,045
3.38%, 6/15/2021 (a)	35,000	35,480
Seagate HDD Cayman
3.75%, 11/15/2018 (a)	50,000	50,000

		414,357

LEISURE TIME — 0.3%
Carnival Corp.:
1.88%, 12/15/2017	25,000	25,210
3.95%, 10/15/2020 (a)	50,000	53,848

		79,058

LODGING — 0.3%
Marriott International, Inc.:
3.38%, 10/15/2020	20,000	20,971
6.38%, 6/15/2017	15,000	15,707
Starwood Hotels & Resorts Worldwide, Inc.:
3.75%, 3/15/2025	5,000	5,242
6.75%, 5/15/2018	2,000	2,170
Wyndham Worldwide Corp.:
2.50%, 3/1/2018	15,000	15,072
4.25%, 3/1/2022 (a)	30,000	31,685

		90,847

MACHINERY, CONSTRUCTION & MINING — 0.2%
Caterpillar, Inc.:
3.90%, 5/27/2021	15,000	16,573
5.70%, 8/15/2016	25,000	25,136

		41,709

MACHINERY-DIVERSIFIED — 0.7%
Cummins, Inc.:
3.65%, 10/1/2023	17,000	18,425
7.13%, 3/1/2028	7,000	9,662
Deere & Co. 5.38%, 10/16/2029 (a)	7,000	8,931
John Deere Capital Corp. 2.25%, 4/17/2019 (a)	15,000	15,417
Rockwell Automation, Inc.:
2.05%, 3/1/2020	10,000	10,151
2.88%, 3/1/2025	20,000	20,775
Roper Technologies, Inc.:
2.05%, 10/1/2018 (a)	50,000	50,648
6.25%, 9/1/2019	15,000	16,885
Xylem, Inc. 4.88%, 10/1/2021	35,000	38,138

		189,032

MEDIA — 2.8%
21st Century Fox America, Inc.:
4.75%, 9/15/2044	25,000	27,477
6.20%, 12/15/2034	15,000	18,792
CBS Corp. 7.88%, 7/30/2030	7,000	10,046
Comcast Corp. 4.65%, 7/15/2042	15,000	17,191
Discovery Communications LLC:
3.25%, 4/1/2023	35,000	34,385
4.88%, 4/1/2043 (a)	15,000	13,664
5.05%, 6/1/2020	10,000	10,920
5.63%, 8/15/2019	10,000	10,994
Grupo Televisa SAB:
4.63%, 1/30/2026	50,000	54,023
5.00%, 5/13/2045 (a)	50,000	48,042
8.50%, 3/11/2032	5,000	6,408
Historic TW, Inc. 6.63%, 5/15/2029	50,000	63,893
NBCUniversal Media LLC:
2.88%, 1/15/2023	50,000	52,436
4.45%, 1/15/2043	20,000	22,358
5.15%, 4/30/2020	17,000	19,277
Scripps Networks Interactive, Inc. 2.70%, 12/15/2016	50,000	50,377
Time Warner Cable, Inc.:
4.50%, 9/15/2042	10,000	9,392
5.00%, 2/1/2020	25,000	27,187

See accompanying notes to financial statements.

228

SPDR Barclays Issuer Scored Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

6.55%, 5/1/2037	$15,000	$17,420
6.75%, 7/1/2018 (a)	25,000	27,399
Time Warner, Inc.:
3.55%, 6/1/2024	5,000	5,259
4.70%, 1/15/2021	5,000	5,577
Viacom, Inc.:
4.25%, 9/1/2023	20,000	20,797
4.85%, 12/15/2034	20,000	18,320
5.85%, 9/1/2043	25,000	25,116
Walt Disney Co.:
2.75%, 8/16/2021	7,000	7,410
4.13%, 6/1/2044 (a)	15,000	16,994
Series E, 4.13%, 12/1/2041	15,000	16,992
Series MTN, 1.10%, 12/1/2017	50,000	50,231
Series MTN, 2.35%, 12/1/2022	29,000	29,865

		738,242

MINING — 0.7%
Barrick Gold Corp. 4.10%, 5/1/2023 (a)	11,000	11,579
Barrick North America Finance LLC:
4.40%, 5/30/2021	25,000	26,925
5.75%, 5/1/2043 (a)	25,000	27,224
Goldcorp, Inc. 3.63%, 6/9/2021	50,000	51,572
Newmont Mining Corp.:
3.50%, 3/15/2022	15,000	15,516
4.88%, 3/15/2042	15,000	14,870
5.88%, 4/1/2035	7,000	7,376
6.25%, 10/1/2039 (a)	5,000	5,513
Southern Copper Corp. 5.88%, 4/23/2045 (a)	14,000	13,177

		173,752

MISCELLANEOUS MANUFACTURER — 1.5%
3M Co.:
1.38%, 9/29/2016	15,000	15,028
Series MTN, 2.00%, 8/7/2020	25,000	25,631
Series MTN, 3.88%, 6/15/2044	10,000	11,035
Dover Corp. 5.38%, 3/1/2041	10,000	12,630
Eaton Corp.:
2.75%, 11/2/2022	37,000	37,877
6.95%, 3/20/2019	7,000	7,961
General Electric Co. 4.50%, 3/11/2044	10,000	11,445
Illinois Tool Works, Inc.:
3.50%, 3/1/2024	25,000	27,313
3.90%, 9/1/2042	25,000	26,927
4.88%, 9/15/2041	7,000	8,497
Ingersoll-Rand Global Holding Co., Ltd.:
4.25%, 6/15/2023	75,000	82,755
6.88%, 8/15/2018	10,000	11,102
Parker-Hannifin Corp. 6.25%, 5/15/2038	7,000	9,772
Textron, Inc.:
3.65%, 3/1/2021	25,000	26,219
4.30%, 3/1/2024	25,000	27,001
Tyco Electronics Group SA:
2.38%, 12/17/2018	10,000	10,100
3.45%, 8/1/2024	15,000	15,688
4.88%, 1/15/2021	15,000	16,611

		383,592

OFFICE & BUSINESS EQUIPMENT — 0.2%
Pitney Bowes, Inc. 4.63%, 3/15/2024	50,000	52,841
Xerox Corp.:
3.80%, 5/15/2024	5,000	4,524
4.50%, 5/15/2021	3,000	3,017

		60,382

OIL & GAS — 1.6%
Anadarko Petroleum Corp. 6.45%, 9/15/2036	22,000	25,068
Apache Corp. 6.00%, 1/15/2037	25,000	28,308
Canadian Natural Resources, Ltd.:
1.75%, 1/15/2018	20,000	19,700
3.90%, 2/1/2025 (a)	20,000	19,728
6.50%, 2/15/2037	15,000	16,319
ConocoPhillips 6.50%, 2/1/2039 (a)	10,000	12,842
EOG Resources, Inc.:
2.45%, 4/1/2020	20,000	20,270
4.40%, 6/1/2020 (a)	15,000	16,252
EQT Corp.:
4.88%, 11/15/2021	25,000	26,152
6.50%, 4/1/2018	15,000	15,629
Hess Corp.:
5.60%, 2/15/2041 (a)	15,000	15,069
7.88%, 10/1/2029	7,000	8,297
Marathon Petroleum Corp. 5.13%, 3/1/2021	15,000	16,574
Nabors Industries, Inc. 5.10%, 9/15/2023 (a)	5,000	4,450
Noble Energy, Inc. 8.25%, 3/1/2019	7,000	7,945
Occidental Petroleum Corp. 2.60%, 4/15/2022	50,000	50,891
Phillips 66 4.88%, 11/15/2044	30,000	32,707
Sasol Financing International PLC 4.50%, 11/14/2022	10,000	10,018
Shell International Finance B.V. 4.30%, 9/22/2019	2,000	2,177
Total Capital SA 4.25%, 12/15/2021	7,000	7,839
Valero Energy Corp.:
3.65%, 3/15/2025 (a)	25,000	25,010
4.90%, 3/15/2045	20,000	18,371
6.63%, 6/15/2037	7,000	7,637

		407,253

OIL & GAS SERVICES — 0.3%
Cameron International Corp. 1.15%, 12/15/2016	25,000	25,044
Halliburton Co.:
4.50%, 11/15/2041	7,000	7,068
6.70%, 9/15/2038	7,000	8,899
National Oilwell Varco, Inc.:
2.60%, 12/1/2022 (a)	17,000	15,742
3.95%, 12/1/2042	22,000	16,616

		73,369

PACKAGING & CONTAINERS — 0.2%
Packaging Corp. of America 4.50%, 11/1/2023	10,000	10,855
WestRock RKT Co.:
3.50%, 3/1/2020 (a)	15,000	15,541

See accompanying notes to financial statements.

229

SPDR Barclays Issuer Scored Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

4.90%, 3/1/2022	$22,000	$24,265

		50,661

PHARMACEUTICALS — 3.9%
Abbott Laboratories:
6.00%, 4/1/2039	25,000	32,892
6.15%, 11/30/2037	7,000	9,278
AbbVie, Inc.:
2.90%, 11/6/2022	25,000	25,384
4.40%, 11/6/2042	15,000	15,199
Actavis Funding SCS 2.35%, 3/12/2018	50,000	50,565
AstraZeneca PLC:
2.38%, 11/16/2020	25,000	25,607
3.38%, 11/16/2025 (a)	50,000	52,463
4.00%, 9/18/2042	5,000	5,135
4.38%, 11/16/2045 (a)	25,000	27,134
5.90%, 9/15/2017 (a)	7,000	7,406
Bristol-Myers Squibb Co.:
3.25%, 11/1/2023	25,000	27,310
5.88%, 11/15/2036	10,000	13,238
Cardinal Health, Inc.:
2.40%, 11/15/2019	25,000	25,591
3.50%, 11/15/2024	25,000	26,649
4.50%, 11/15/2044	10,000	10,464
Eli Lilly & Co. 5.20%, 3/15/2017	15,000	15,443
Express Scripts Holding Co.:
3.30%, 2/25/2021 (a)	25,000	26,139
3.50%, 6/15/2024	25,000	25,778
4.50%, 2/25/2026	25,000	27,377
GlaxoSmithKline Capital PLC 1.50%, 5/8/2017	10,000	10,051
GlaxoSmithKline Capital, Inc.:
5.38%, 4/15/2034	7,000	8,817
5.65%, 5/15/2018	100,000	108,365
Johnson & Johnson 5.85%, 7/15/2038 (a)	32,000	46,530
McKesson Corp.:
2.28%, 3/15/2019	100,000	101,789
4.75%, 3/1/2021	15,000	16,572
Mead Johnson Nutrition Co. 4.60%, 6/1/2044	17,000	17,915
Merck & Co., Inc.:
2.80%, 5/18/2023 (a)	15,000	15,724
3.70%, 2/10/2045	5,000	5,237
3.88%, 1/15/2021	15,000	16,413
Mylan, Inc. 2.60%, 6/24/2018	35,000	35,445
Novartis Capital Corp.:
3.40%, 5/6/2024 (a)	25,000	27,256
4.40%, 5/6/2044	25,000	29,906
Pfizer, Inc.:
0.90%, 1/15/2017	15,000	15,010
1.50%, 6/15/2018	7,000	7,055
3.00%, 6/15/2023	7,000	7,432
Sanofi 1.25%, 4/10/2018	50,000	50,139
Teva Pharmaceutical Finance IV LLC 2.25%, 3/18/2020 (a)	20,000	20,167
Zoetis, Inc.:
3.25%, 2/1/2023	15,000	15,263
4.70%, 2/1/2043	5,000	4,951

		1,009,089

PIPELINES — 2.7%
Boardwalk Pipelines L.P. 5.88%, 11/15/2016	2,000	2,028
Buckeye Partners L.P. 2.65%, 11/15/2018	60,000	60,600
El Paso Natural Gas Co. LLC 8.38%, 6/15/2032	7,000	8,127
Enable Midstream Partners L.P.:
2.40%, 5/15/2019	15,000	14,025
3.90%, 5/15/2024	20,000	17,700
Enbridge Energy Partners L.P.:
4.20%, 9/15/2021	25,000	25,318
5.50%, 9/15/2040	50,000	49,239
Enbridge, Inc.:
3.50%, 6/10/2024 (a)	35,000	33,372
4.50%, 6/10/2044	25,000	21,724
Energy Transfer Partners L.P.:
5.20%, 2/1/2022	10,000	10,350
9.00%, 4/15/2019	7,000	7,805
Enterprise Products Operating LLC:
3.35%, 3/15/2023	15,000	15,355
4.85%, 3/15/2044	15,000	15,903
Kinder Morgan Energy Partners L.P.:
3.95%, 9/1/2022	25,000	25,243
4.30%, 5/1/2024	20,000	20,266
6.50%, 9/1/2039	5,000	5,268
Magellan Midstream Partners L.P.:
4.20%, 3/15/2045	25,000	23,933
6.55%, 7/15/2019	15,000	16,905
ONEOK Partners L.P. 3.38%, 10/1/2022 (a)	50,000	48,699
Phillips 66 Partners L.P.:
2.65%, 2/15/2020	25,000	25,026
3.61%, 2/15/2025 (a)	5,000	4,877
Plains All American Pipeline L.P./PAA Finance Corp.:
4.70%, 6/15/2044	15,000	12,981
5.75%, 1/15/2020 (a)	15,000	15,927
Southern Natural Gas Co. LLC 8.00%, 3/1/2032	7,000	7,863
Spectra Energy Capital LLC 8.00%, 10/1/2019	15,000	17,127
Spectra Energy Partners L.P. 4.60%, 6/15/2021	18,000	19,490
Sunoco Logistics Partners Operations L.P.:
4.65%, 2/15/2022	4,000	4,198
4.95%, 1/15/2043	15,000	13,924
TransCanada PipeLines, Ltd.:
3.75%, 10/16/2023	25,000	26,518
5.00%, 10/16/2043	10,000	10,997
6.20%, 10/15/2037	7,000	8,493
7.25%, 8/15/2038	25,000	34,070
Western Gas Partners L.P.:
2.60%, 8/15/2018	5,000	4,925
5.38%, 6/1/2021	25,000	26,250
Williams Partners L.P.:
3.60%, 3/15/2022	20,000	18,650
4.00%, 9/15/2025 (a)	5,000	4,610
4.13%, 11/15/2020	22,000	21,780

		699,566

See accompanying notes to financial statements.

230

SPDR Barclays Issuer Scored Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

REAL ESTATE — 0.8%
American Campus Communities Operating Partnership L.P. 4.13%, 7/1/2024	$100,000	$105,996
Brookfield Asset Management, Inc. 4.00%, 1/15/2025	30,000	30,866
CBRE Services, Inc. 4.88%, 3/1/2026 (a)	80,000	82,938

		219,800

REAL ESTATE INVESTMENT TRUSTS — 9.5%
Alexandria Real Estate Equities, Inc.:
3.95%, 1/15/2027	25,000	25,846
4.50%, 7/30/2029	10,000	10,402
4.60%, 4/1/2022	30,000	32,314
American Tower Corp.:
3.40%, 2/15/2019 (a)	50,000	52,033
4.50%, 1/15/2018	15,000	15,672
AvalonBay Communities, Inc.:
5.70%, 3/15/2017	15,000	15,448
Series GMTN, 3.50%, 11/15/2024	50,000	52,660
Series GMTN, 3.63%, 10/1/2020	25,000	26,668
Boston Properties L.P.:
3.80%, 2/1/2024	25,000	26,743
4.13%, 5/15/2021	40,000	43,578
Brandywine Operating Partnership L.P.:
4.10%, 10/1/2024	10,000	10,209
4.55%, 10/1/2029	25,000	26,011
Brixmor Operating Partnership L.P. 3.85%, 2/1/2025	100,000	99,900
Camden Property Trust 4.63%, 6/15/2021	53,000	58,430
Corporate Office Properties L.P.:
3.60%, 5/15/2023	65,000	63,090
5.25%, 2/15/2024	45,000	47,693
Crown Castle International Corp. 4.45%, 2/15/2026	100,000	108,164
DDR Corp.:
3.38%, 5/15/2023	5,000	4,979
3.63%, 2/1/2025	20,000	20,044
4.75%, 4/15/2018	30,000	31,288
Digital Realty Trust L.P.:
3.40%, 10/1/2020 (a)	50,000	51,740
3.63%, 10/1/2022	50,000	51,387
Duke Realty L.P.:
3.75%, 12/1/2024	25,000	26,138
3.88%, 2/15/2021	50,000	52,806
EPR Properties 5.75%, 8/15/2022	50,000	54,499
ERP Operating L.P.:
2.38%, 7/1/2019	60,000	61,311
4.50%, 7/1/2044	15,000	16,604
Essex Portfolio L.P.:
3.38%, 4/15/2026	25,000	25,472
3.88%, 5/1/2024	25,000	26,747
Federal Realty Investment Trust:
2.75%, 6/1/2023	50,000	50,781
4.50%, 12/1/2044	45,000	49,445
HCP, Inc.:
3.75%, 2/1/2019	22,000	22,948
5.38%, 2/1/2021 (a)	7,000	7,803

Hospitality Properties Trust:
4.50%, 3/15/2025	50,000	50,016
5.00%, 8/15/2022	30,000	31,860
Host Hotels & Resorts L.P.:
6.00%, 10/1/2021	22,000	24,809
Series D, 3.75%, 10/15/2023	65,000	65,222
Kilroy Realty L.P.:
4.25%, 8/15/2029	50,000	53,089
4.38%, 10/1/2025	65,000	70,432
Kimco Realty Corp.:
3.13%, 6/1/2023 (a)	50,000	50,939
3.20%, 5/1/2021	50,000	51,902
4.30%, 2/1/2018	15,000	15,524
Mack-Cali Realty L.P.:
2.50%, 12/15/2017	25,000	25,040
7.75%, 8/15/2019	15,000	16,914
Mid-America Apartments L.P.:
3.75%, 6/15/2024	50,000	52,233
4.00%, 11/15/2025	105,000	111,649
National Retail Properties, Inc.:
3.80%, 10/15/2022	30,000	31,291
3.90%, 6/15/2024	25,000	26,460
Omega Healthcare Investors, Inc. 4.95%, 4/1/2024	50,000	52,409
Realty Income Corp.:
3.88%, 7/15/2024	20,000	20,933
6.75%, 8/15/2019	65,000	74,393
Regency Centers L.P.:
3.90%, 11/1/2025	10,000	10,553
5.88%, 6/15/2017	10,000	10,400
Select Income REIT 4.50%, 2/1/2025	50,000	48,801
Simon Property Group L.P.:
3.38%, 10/1/2024	20,000	21,240
4.25%, 10/1/2044	5,000	5,326
UDR, Inc.:
Series MTN, 3.75%, 7/1/2024	25,000	26,476
Series MTN, 4.25%, 6/1/2018	30,000	31,470
Ventas Realty L.P. / Ventas Capital Corp. 4.75%, 6/1/2021	7,000	7,766
Weingarten Realty Investors 4.45%, 1/15/2024	75,000	79,579
Welltower, Inc.:
5.13%, 3/15/2043	5,000	5,306
6.13%, 4/15/2020	30,000	33,889
6.50%, 3/15/2041	25,000	30,981
Weyerhaeuser Co.:
4.63%, 9/15/2023 (a)	40,000	44,253
7.38%, 3/15/2032	15,000	19,788

		2,469,796

RETAIL — 5.1%
AutoNation, Inc.:
3.35%, 1/15/2021	25,000	25,504
4.50%, 10/1/2025	25,000	26,530
AutoZone, Inc.:
1.63%, 4/21/2019	10,000	10,046
2.88%, 1/15/2023	15,000	15,269
3.13%, 7/15/2023	50,000	51,643
Bed Bath & Beyond, Inc. 3.75%, 8/1/2024 (a)	25,000	25,177

See accompanying notes to financial statements.

231

SPDR Barclays Issuer Scored Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Best Buy Co., Inc. 5.00%, 8/1/2018	$50,000	$52,457
Costco Wholesale Corp.:
1.70%, 12/15/2019	15,000	15,302
2.25%, 2/15/2022	20,000	20,571
5.50%, 3/15/2017	7,000	7,229
CVS Health Corp.:
2.75%, 12/1/2022	5,000	5,124
3.38%, 8/12/2024	15,000	15,993
6.13%, 8/15/2016	56,000	56,335
Dollar General Corp. 3.25%, 4/15/2023	47,000	48,556
Home Depot, Inc.:
3.75%, 2/15/2024	50,000	55,809
5.40%, 9/15/2040	7,000	8,952
Kohl’s Corp. 4.00%, 11/1/2021 (a)	50,000	51,590
Lowe’s Cos., Inc.:
3.38%, 9/15/2025	25,000	27,282
3.75%, 4/15/2021	15,000	16,334
4.25%, 9/15/2044	25,000	27,623
4.38%, 9/15/2045	30,000	33,877
Macy’s Retail Holdings, Inc.:
3.63%, 6/1/2024 (a)	10,000	9,818
3.88%, 1/15/2022 (a)	7,000	7,087
5.90%, 12/1/2016	25,000	25,515
6.70%, 7/15/2034	7,000	7,444
McDonald’s Corp.:
Series MTN, 5.35%, 3/1/2018	6,000	6,411
Series MTN, 6.30%, 3/1/2038	25,000	32,996
Nordstrom, Inc.:
4.00%, 10/15/2021 (a)	15,000	15,989
6.25%, 1/15/2018	50,000	53,487
O’Reilly Automotive, Inc.:
3.55%, 3/15/2026 (a)	25,000	26,284
3.85%, 6/15/2023 (a)	30,000	32,210
4.63%, 9/15/2021	7,000	7,718
QVC, Inc.:
4.38%, 3/15/2023	25,000	25,043
4.45%, 2/15/2025	25,000	25,097
5.13%, 7/2/2022	15,000	15,921
5.95%, 3/15/2043	22,000	20,434
Staples, Inc.:
2.75%, 1/12/2018	10,000	10,101
4.38%, 1/12/2023 (a)	15,000	15,232
Starbucks Corp.:
0.88%, 12/5/2016	25,000	25,034
2.10%, 2/4/2021 (a)	50,000	51,535
3.85%, 10/1/2023 (a)	25,000	28,017
Target Corp.:
2.30%, 6/26/2019 (a)	20,000	20,670
3.88%, 7/15/2020	25,000	27,313
4.00%, 7/1/2042 (a)	10,000	10,769
6.35%, 11/1/2032	10,000	13,575
TJX Cos., Inc. 6.95%, 4/15/2019	22,000	25,423
Wal-Mart Stores, Inc.:
4.25%, 4/15/2021	50,000	56,441
5.25%, 9/1/2035	15,000	19,570
5.63%, 4/1/2040 (a)	10,000	13,417
Walgreen Co.:
4.40%, 9/15/2042	30,000	30,396

5.25%, 1/15/2019 (a)	2,000	2,168
Walgreens Boots Alliance, Inc.:
2.70%, 11/18/2019 (a)	25,000	25,794
3.30%, 11/18/2021	30,000	31,399
3.80%, 11/18/2024	5,000	5,270
4.80%, 11/18/2044	5,000	5,374

		1,326,155

ROAD & RAIL — 0.1%
Kansas City Southern Co. 4.30%, 5/15/2043 (b)	25,000	25,335

SEMICONDUCTORS — 1.9%
Analog Devices, Inc. 3.90%, 12/15/2025	100,000	111,326
Applied Materials, Inc.:
4.30%, 6/15/2021	25,000	27,743
5.85%, 6/15/2041	34,000	42,348
Intel Corp.:
2.70%, 12/15/2022	50,000	52,404
4.25%, 12/15/2042	10,000	10,721
4.80%, 10/1/2041	10,000	11,516
Lam Research Corp.:
2.75%, 3/15/2020	40,000	41,022
3.80%, 3/15/2025 (a)	30,000	31,112
QUALCOMM, Inc. 3.45%, 5/20/2025 (a)	40,000	42,315
Texas Instruments, Inc.:
0.88%, 3/12/2017	50,000	50,043
2.75%, 3/12/2021	25,000	26,200
Xilinx, Inc.:
2.13%, 3/15/2019	20,000	20,274
3.00%, 3/15/2021 (a)	20,000	21,064

		488,088

SOFTWARE — 1.2%
Adobe Systems, Inc. 3.25%, 2/1/2025 (a)	75,000	78,953
CA, Inc. 5.38%, 12/1/2019 (a)	65,000	71,182
Fidelity National Information Services, Inc.:
1.45%, 6/5/2017	35,000	34,938
2.00%, 4/15/2018	4,000	4,022
3.50%, 4/15/2023	6,000	6,190
3.63%, 10/15/2020 (a)	10,000	10,571
3.88%, 6/5/2024	30,000	31,653
5.00%, 10/15/2025	4,000	4,546
Fiserv, Inc. 4.63%, 10/1/2020 (a)	30,000	32,955
Oracle Corp.:
1.20%, 10/15/2017	15,000	15,088
2.25%, 10/8/2019	10,000	10,301
3.40%, 7/8/2024	10,000	10,754
6.13%, 7/8/2039 (a)	7,000	9,105

		320,258

TELECOMMUNICATIONS — 2.8%
America Movil SAB de CV 6.13%, 3/30/2040	10,000	12,197
AT&T, Inc.:
2.30%, 3/11/2019	10,000	10,217
2.63%, 12/1/2022	30,000	29,929

See accompanying notes to financial statements.

232

SPDR Barclays Issuer Scored Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

4.45%, 5/15/2021	$25,000	$27,482
4.75%, 5/15/2046	20,000	20,463
5.00%, 3/1/2021	25,000	27,894
6.38%, 3/1/2041	7,000	8,428
British Telecommunications PLC:
1.25%, 2/14/2017	25,000	25,007
2.35%, 2/14/2019	55,000	56,117
CC Holdings GS V LLC / Crown Castle GS III Corp. 3.85%, 4/15/2023	30,000	31,715
Cisco Systems, Inc.:
2.13%, 3/1/2019	90,000	92,453
3.15%, 3/14/2017	15,000	15,236
5.90%, 2/15/2039	7,000	9,523
Deutsche Telekom International Finance B.V. 8.75%, 6/15/2030	11,000	16,555
Motorola Solutions, Inc. 3.75%, 5/15/2022	75,000	75,135
Orange SA:
2.75%, 9/14/2016	25,000	25,093
2.75%, 2/6/2019	10,000	10,290
5.50%, 2/6/2044	10,000	12,535
Qwest Corp. 6.88%, 9/15/2033	38,000	37,430
Rogers Communications, Inc.:
5.00%, 3/15/2044	15,000	16,974
6.80%, 8/15/2018	25,000	27,595
Telefonaktiebolaget LM Ericsson 4.13%, 5/15/2022 (a)	50,000	53,242
Verizon Communications, Inc.:
2.63%, 2/21/2020	10,000	10,337
4.75%, 11/1/2041	30,000	32,190
5.01%, 8/21/2054	15,000	15,923
5.15%, 9/15/2023	10,000	11,641
Vodafone Group PLC 1.50%, 2/19/2018	5,000	4,999

		716,600

TEXTILES — 0.3%
Cintas Corp. No 2:
3.25%, 6/1/2022	50,000	53,904
6.15%, 8/15/2036	12,000	15,034

		68,938

TOBACCO — 0.1%
Reynolds American, Inc.:
3.50%, 8/4/2016	7,000	7,014
6.88%, 5/1/2020	25,000	29,460

		36,474

TOYS/GAMES/HOBBIES — 0.3%
Hasbro, Inc. 6.35%, 3/15/2040	50,000	60,534
Mattel, Inc.:
2.35%, 5/6/2019	5,000	5,086
2.50%, 11/1/2016	6,000	6,033
6.20%, 10/1/2040	3,000	3,472

		75,125

TRANSPORTATION — 1.8%
Burlington Northern Santa Fe LLC:
3.00%, 3/15/2023	5,000	5,278
3.40%, 9/1/2024	10,000	10,849

3.85%, 9/1/2023	50,000	55,523
4.38%, 9/1/2042	20,000	22,171
Canadian National Railway Co.:
2.85%, 12/15/2021 (a)	15,000	15,844
2.95%, 11/21/2024	25,000	26,690
4.50%, 11/7/2043	25,000	29,064
6.20%, 6/1/2036	7,000	9,529
Canadian Pacific Railway Co.:
4.45%, 3/15/2023 (a)	15,000	16,749
5.75%, 3/15/2033	10,000	12,028
CSX Corp.:
3.35%, 11/1/2025 (a)	10,000	10,600
3.70%, 10/30/2020	15,000	16,077
4.50%, 8/1/2054	25,000	26,782
FedEx Corp.:
2.63%, 8/1/2022	22,000	22,511
3.90%, 2/1/2035	25,000	25,414
Kansas City Southern 3.00%, 5/15/2023 (b)	10,000	10,124
Norfolk Southern Corp.:
3.25%, 12/1/2021	2,000	2,118
4.80%, 8/15/2043	10,000	11,527
Ryder System, Inc.:
2.50%, 3/1/2017	50,000	50,335
Series MTN, 2.35%, 2/26/2019	15,000	15,155
Series MTN, 2.45%, 9/3/2019	30,000	30,326
Union Pacific Corp.:
4.16%, 7/15/2022	15,000	16,910
4.30%, 6/15/2042	7,000	7,793
United Parcel Service, Inc. 4.88%, 11/15/2040 (a)	17,000	21,188

		470,585

TRUCKING & LEASING — 0.4%
GATX Corp.:
1.25%, 3/4/2017	10,000	9,986
2.38%, 7/30/2018	7,000	7,005
2.50%, 7/30/2019	30,000	30,351
2.60%, 3/30/2020 (a)	25,000	24,810
5.20%, 3/15/2044	20,000	20,544

		92,696

WATER — 0.3%
American Water Capital Corp.:
3.40%, 3/1/2025	35,000	37,669
4.30%, 12/1/2042	10,000	11,273
6.09%, 10/15/2017	10,000	10,577
United Utilities PLC 6.88%, 8/15/2028	15,000	17,541

		77,060

TOTAL CORPORATE BONDS & NOTES (Cost $25,045,414)		25,771,391

See accompanying notes to financial statements.

233

SPDR Barclays Issuer Scored Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

SHORT-TERM INVESTMENTS — 6.3%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (d) (e)	45,573	$45,573
State Street Navigator Securities Lending Prime Portfolio (d) (f)	1,592,590	1,592,590

TOTAL SHORT-TERM INVESTMENTS (Cost $1,638,163)		1,638,163

TOTAL INVESTMENTS — 105.2% (Cost $26,683,577)		27,409,554
LIABILITIES IN EXCESS OF OTHER ASSETS — (5.2)%		(1,350,017)

NET ASSETS — 100.0%		$26,059,537

(a)	All or a portion of the shares of the security are on loan at June 30, 2016.
(b)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 1.2% of net assets as of June 30, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	When-issued security.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at June 30, 2016.
(f)	Investment of cash collateral for securities loaned.

REIT = Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes
Advertising	$—	$303,882	$—	$303,882
Aerospace & Defense	—	448,356	—	448,356
Agriculture	—	302,717	—	302,717
Airlines	—	293,796	—	293,796
Apparel	—	162,880	—	162,880
Auto Manufacturers	—	377,347	—	377,347
Auto Parts & Equipment	—	220,656	—	220,656
Banks	—	2,801,548	—	2,801,548
Beverages	—	479,486	—	479,486
Biotechnology	—	179,066	—	179,066
Chemicals	—	932,766	—	932,766
Commercial Services	—	369,536	—	369,536
Construction Materials	—	100,925	—	100,925
Distribution & Wholesale	—	29,453	—	29,453
Diversified Financial Services	—	1,186,796	—	1,186,796
Electric	—	1,758,807	—	1,758,807
Electrical Components & Equipment	—	87,300	—	87,300
Electronics	—	483,128	—	483,128
Engineering & Construction	—	16,068	—	16,068
Environmental Control	—	51,085	—	51,085
Food	—	878,581	—	878,581
Forest Products & Paper	—	165,913	—	165,913
Gas	—	256,248	—	256,248
Hand & Machine Tools	—	96,120	—	96,120
Health Care Products	—	377,841	—	377,841
Health Care Services.	—	503,510	—	503,510
Holding Companies-Divers	—	116,813	—	116,813
Home Furnishings	—	79,782	—	79,782
Household Products	—	203,399	—	203,399
Household Products & Wares.	—	64,177	—	64,177
Housewares	—	20,916	—	20,916
Insurance	—	1,231,549	—	1,231,549

See accompanying notes to financial statements.

234

SPDR Barclays Issuer Scored Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Internet	$—	$339,838	$—	$339,838
Iron/Steel	—	53,287	—	53,287
IT Services	—	414,357	—	414,357
Leisure Time	—	79,058	—	79,058
Lodging	—	90,847	—	90,847
Machinery, Construction & Mining	—	41,709	—	41,709
Machinery-Diversified	—	189,032	—	189,032
Media	—	738,242	—	738,242
Mining	—	173,752	—	173,752
Miscellaneous Manufacturer	—	383,592	—	383,592
Office & Business Equipment	—	60,382	—	60,382
Oil & Gas	—	407,253	—	407,253
Oil & Gas Services	—	73,369	—	73,369
Packaging & Containers	—	50,661	—	50,661
Pharmaceuticals	—	1,009,089	—	1,009,089
Pipelines	—	699,566	—	699,566
Real Estate.	—	219,800	—	219,800
Real Estate Investment Trusts	—	2,469,796	—	2,469,796
Retail	—	1,326,155	—	1,326,155
Road & Rail	—	25,335	—	25,335
Semiconductors	—	488,088	—	488,088
Software	—	320,258	—	320,258
Telecommunications	—	716,600	—	716,600
Textiles	—	68,938	—	68,938
Tobacco	—	36,474	—	36,474
Toys/Games/Hobbies	—	75,125	—	75,125
Transportation	—	470,585	—	470,585
Trucking & Leasing	—	92,696	—	92,696
Water.	—	77,060	—	77,060
Short-Term Investments	1,638,163	—	—	1,638,163

TOTAL INVESTMENTS	$1,638,163	$25,771,391	$—	$27,409,554

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	713,631	$713,631	3,807,348	4,475,406	45,573	$45,573	$1,692	$—
State Street Navigator Securities Lending Prime Portfolio	1,478,260	1,478,260	7,440,983	7,326,653	1,592,590	1,592,590	3,712	—

See accompanying notes to financial statements.

235

SPDR Barclays Convertible Securities ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Principal Amount	Value

CORPORATE BONDS & NOTES — 59.6%
AUTO MANUFACTURERS — 4.4%
Fiat Chrysler Automobiles NV Series FCAU, 7.88%, 12/15/2016 (a)	$580,310	$34,801,191
Tesla Motors, Inc.:
0.25%, 3/1/2019 (a)	18,539,000	16,407,015
1.25%, 3/1/2021 (a)	26,400,000	21,714,000
1.50%, 6/1/2018	13,658,000	23,210,405

		96,132,611

BIOTECHNOLOGY — 1.3%
Illumina, Inc.:
Zero Coupon, 6/15/2019 (a)	11,845,000	11,482,543
0.50%, 6/15/2021 (a)	10,300,000	10,248,500
Ionis Pharmaceuticals, Inc. 1.00%, 11/15/2021	9,465,000	6,732,454

		28,463,497

CONSTRUCTION MATERIALS — 0.7%
Cemex SAB de CV 3.75%, 3/15/2018	14,088,000	14,607,847

ENERGY-ALTERNATE SOURCES — 0.3%
SolarCity Corp. 1.63%, 11/1/2019 (a)	11,307,000	7,575,690

GAS — 0.7%
CenterPoint Energy, Inc. 4.18%, 9/15/2029 (b)	287,421	14,802,182

HEALTH CARE PRODUCTS — 1.2%
NuVasive, Inc. 2.25%, 3/15/2021 (c)	12,400,000	14,648,120
Wright Medical Group, Inc. 2.00%, 2/15/2020	12,828,000	11,690,156

		26,338,276

HEALTH CARE SERVICES — 1.5%
Anthem, Inc. 2.75%, 10/15/2042	9,893,000	18,018,121
Molina Healthcare, Inc. 1.13%, 1/15/2020	11,200,000	15,126,720

		33,144,841

INSURANCE — 1.1%
MGIC Investment Corp. 2.00%, 4/1/2020	9,050,000	9,921,515
Old Republic International Corp. 3.75%, 3/15/2018 (a)	11,272,000	14,499,174

		24,420,689

INTERNET — 14.4%
Ctrip.com International, Ltd.:
1.00%, 7/1/2020	13,225,000	13,919,313
1.25%, 10/15/2018 (a)	16,100,000	19,682,250
LinkedIn Corp. 0.50%, 11/1/2019 (a)	26,600,000	26,235,580
Priceline Group, Inc.:
0.35%, 6/15/2020 (a)	18,527,000	21,665,474
0.90%, 9/15/2021 (a)	20,850,000	21,110,625
1.00%, 3/15/2018	20,186,000	28,046,428
Qihoo 360 Technology Co., Ltd.:
0.50%, 8/15/2020	10,500,000	10,356,150

1.75%, 8/15/2021 (a)	10,300,000	10,004,390
2.50%, 9/15/2018 (a)	12,125,000	12,026,788
SINA Corp. 1.00%, 12/1/2018	16,300,000	15,995,190
Twitter, Inc.:
0.25%, 9/15/2019 (a)	17,900,000	16,378,500
1.00%, 9/15/2021 (a)	19,200,000	17,040,000
VeriSign, Inc. 4.35%, 8/15/2037 (a)	25,273,000	63,498,412
Vipshop Holdings, Ltd. 1.50%, 3/15/2019	12,772,000	12,548,490
Yahoo!, Inc. Zero Coupon, 12/1/2018	28,700,000	28,467,530

		316,975,120

IT SERVICES — 0.5%
Brocade Communications Systems, Inc. 1.38%, 1/1/2020 (a)	11,370,000	11,171,025

MEDIA — 1.8%
Liberty Interactive LLC 0.75%, 3/30/2043	17,100,000	18,850,698
Liberty Media Corp. 1.38%, 10/15/2023	20,027,000	19,888,814

		38,739,512

MINING — 0.6%
Newmont Mining Corp. Series B, 1.63%, 7/15/2017 (a)	11,410,000	12,728,996

OIL & GAS — 2.7%
Cheniere Energy, Inc. 4.25%, 3/15/2045	12,150,000	6,834,375
Chesapeake Energy Corp. 2.50%, 5/15/2037 (a)	14,723,000	13,545,160
Cobalt International Energy, Inc.:
2.63%, 12/1/2019	29,765,000	11,013,050
3.13%, 5/15/2024	26,665,000	9,332,750
Whiting Petroleum Corp. 1.25%, 4/1/2020	24,800,000	19,314,240

		60,039,575

OIL & GAS SERVICES — 1.3%
Weatherford International, Ltd. 5.88%, 7/1/2021	25,500,000	27,764,400

PHARMACEUTICALS — 2.7%
Herbalife, Ltd. 2.00%, 8/15/2019	22,908,000	22,665,175
Impax Laboratories, Inc. 2.00%, 6/15/2022 (c)	12,250,000	10,673,425
Jazz Investments I, Ltd. 1.88%, 8/15/2021 (a)	11,572,000	12,426,013
Teva Pharmaceutical Finance Co. LLC Series C, 0.25%, 2/1/2026	10,697,000	13,404,411

		59,169,024

REAL ESTATE INVESTMENT TRUSTS — 1.6%
Extra Space Storage L.P. 3.13%, 10/1/2035 (a) (c)	10,850,000	12,294,135
Starwood Property Trust, Inc. 4.55%, 3/1/2018	11,537,000	11,911,953
VEREIT, Inc. 3.00%, 8/1/2018	12,184,000	12,017,079

		36,223,167

See accompanying notes to financial statements.

236

SPDR Barclays Convertible Securities ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

SEMICONDUCTORS — 15.7%
Intel Corp.:
2.95%, 12/15/2035 (a)	$30,969,000	$39,968,591
3.25%, 8/1/2039	40,753,000	66,301,056
Microchip Technology, Inc.:
1.63%, 2/15/2025	34,875,000	38,756,587
2.13%, 12/15/2037	11,117,000	23,137,812
Micron Technology, Inc. Series G, 3.00%, 11/15/2043	20,700,000	15,732,000
Novellus Systems, Inc. 2.63%, 5/15/2041	14,324,000	35,622,356
NVIDIA Corp. 1.00%, 12/1/2018	30,350,000	70,791,375
NXP Semiconductors NV 1.00%, 12/1/2019 (a)	22,400,000	24,333,120
ON Semiconductor Corp. 1.00%, 12/1/2020 (a)	13,950,000	12,511,755
Xilinx, Inc. 2.63%, 6/15/2017	11,551,000	18,525,494

		345,680,146

SOFTWARE — 5.3%
Akamai Technologies, Inc. Zero Coupon, 2/15/2019 (a)	13,750,000	13,543,750
Citrix Systems, Inc. 0.50%, 4/15/2019 (a)	27,930,000	31,088,883
Nuance Communications, Inc. 1.00%, 12/15/2035 (c)	12,400,000	10,928,120
Red Hat, Inc. 0.25%, 10/1/2019 (a)	15,500,000	18,764,300
salesforce.com, Inc. 0.25%, 4/1/2018	22,682,000	29,330,094
ServiceNow, Inc. Zero Coupon, 11/1/2018	10,798,000	12,053,808

		115,708,955

TELECOMMUNICATIONS — 1.8%
Clearwire Communications LLC/Clearwire Finance, Inc. 8.25%, 12/1/2040 (c)	12,473,000	12,628,912
Palo Alto Networks, Inc. Zero Coupon, 7/1/2019 (a)	11,800,000	15,030,840
Viavi Solutions, Inc. 0.63%, 8/15/2033	13,250,000	12,885,625

		40,545,377

TOTAL CORPORATE BONDS & NOTES (Cost $1,277,963,823)		1,310,230,930

	Shares

CONVERTIBLE PREFERRED STOCKS — 39.2%
AGRICULTURE — 0.6%
Bunge, Ltd. 4.88%, 12/31/2049	137,000	12,673,870

BANKS — 8.0%
Bank of America Corp. Series L, 7.25%, 12/31/2049 (a)	60,858	72,725,310
Wells Fargo & Co. Series L, 7.50%, 12/31/2049	79,211	102,910,931

		175,636,241

ELECTRIC — 3.9%
AES Trust III 6.75%, 10/15/2029 (a)	208,823	10,871,325
Dominion Resources, Inc. 6.38%, 7/1/2017 (a)	394,800	20,466,432
Exelon Corp. 6.50%, 6/1/2017	469,625	23,171,298
NextEra Energy, Inc. 5.80%, 9/1/2016 (a)	203,000	13,542,130
NextEra Energy, Inc. 6.37%, 9/1/2018 (a)	282,000	18,267,960

		86,319,145

ENVIRONMENTAL CONTROL — 0.6%
Stericycle, Inc. 5.25%, 9/15/2018 (a)	157,000	13,059,260

FOOD — 2.0%
Tyson Foods, Inc. 4.75%, 7/15/2017	596,550	44,073,114

HEALTH CARE PRODUCTS — 0.5%
Alere, Inc. Series B, 3.00%, 12/31/2049 (a)	35,561	11,974,456

HEALTH CARE SERVICES — 1.0%
Anthem, Inc. 5.25%, 5/1/2018 (a)	495,000	22,141,350

INVESTMENT COMPANY SECURITY — 4.9%
Mandatory Exchangeable Trust 5.75%, 6/1/2019 (c)	1,050,000	107,187,150

MINING — 0.8%
Alcoa, Inc. Series 1, 5.38%, 10/1/2017 (a)	511,500	16,813,005

OIL & GAS — 2.0%
Chesapeake Energy Corp. 5.75%, 12/31/2049 (c)	23,900	6,489,471
Hess Corp. 8.00%, 2/1/2019 (a)	239,300	18,134,154
Southwestern Energy Co. Series B, 6.25%, 1/15/2018	673,000	20,257,300

		44,880,925

PHARMACEUTICALS — 6.6%
Allergan PLC Series A, 5.50%, 3/1/2018	100,992	84,188,951
Teva Pharmaceutical Industries, Ltd. 7.00%, 12/15/2018	74,750	61,818,250

		146,007,201

PIPELINES — 1.4%
Kinder Morgan, Inc. Series A, 9.75%, 10/26/2018 (a)	626,125	30,586,206

REAL ESTATE INVESTMENT TRUSTS — 4.0%
American Tower Corp. 5.50%, 2/15/2018 (a)	266,200	29,899,584
American Tower Corp. Series A, 5.25%, 5/15/2017	121,500	13,668,750
Crown Castle International Corp. Series A, 4.50%, 11/1/2016 (a)	196,050	23,474,243
Welltower, Inc. Series I, 6.50%, 12/31/2049	289,938	19,657,796

		86,700,373

See accompanying notes to financial statements.

237

SPDR Barclays Convertible Securities ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

TELECOMMUNICATIONS — 2.9%
Frontier Communications Corp. Series A, 11.13%, 6/29/2018	378,125	$35,853,813
T-Mobile US, Inc. 5.50%, 12/15/2017 (a)	386,000	28,405,740

		64,259,553

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $862,796,738)		862,311,849

SHORT-TERM INVESTMENTS — 8.0%
State Street Navigator Securities Lending Prime Portfolio (d) (e)	119,014,875	119,014,875
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (e) (f)	55,766,561	55,766,561

TOTAL SHORT-TERM INVESTMENTS (Cost $174,781,436)		174,781,436

TOTAL INVESTMENTS — 106.8% (Cost $2,315,541,997)		2,347,324,215
LIABILITIES IN EXCESS OF OTHER ASSETS — (6.8)%		(149,717,833)

NET ASSETS — 100.0%		$2,197,606,382

(a)	All or a portion of the shares of the security are on loan at June 30, 2016.
(b)	Step-up bond — Coupon rate increases in increments to maturity. Rate shown as of June 30, 2016. Maturity date shown is the final maturity.
(c)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 8.0% of net assets as of June 30, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	Investment of cash collateral for securities loaned.
(e)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(f)	The rate shown is the annualized seven-day yield at June 30, 2016.

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes
Auto Manufacturers	$—	$96,132,611	$—	$96,132,611
Biotechnology	—	28,463,497	—	28,463,497
Construction Materials	—	14,607,847	—	14,607,847
Energy-Alternate Sources	—	7,575,690	—	7,575,690
Gas	14,802,182	—	—	14,802,182
Health Care Products	—	26,338,276	—	26,338,276
Health Care Services	—	33,144,841	—	33,144,841
Insurance	—	24,420,689	—	24,420,689
Internet	—	316,975,120	—	316,975,120
IT Services	—	11,171,025	—	11,171,025
Media	—	38,739,512	—	38,739,512
Mining	—	12,728,996	—	12,728,996
Oil & Gas	—	60,039,575	—	60,039,575
Oil & Gas Services	—	27,764,400	—	27,764,400
Pharmaceuticals	—	59,169,024	—	59,169,024
Real Estate Investment Trusts	—	36,223,167	—	36,223,167
Semiconductors	—	345,680,146	—	345,680,146
Software	—	115,708,955	—	115,708,955
Telecommunications	—	40,545,377	—	40,545,377
Convertible Preferred Stocks
Agriculture	12,673,870	—	—	12,673,870
Banks	175,636,241	—	—	175,636,241

See accompanying notes to financial statements.

238

SPDR Barclays Convertible Securities ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Electric.	$86,319,145	$—	$—	$86,319,145
Environmental Control.	13,059,260	—	—	13,059,260
Food	44,073,114	—	—	44,073,114
Health Care Products	11,974,456	—	—	11,974,456
Health Care Services	22,141,350	—	—	22,141,350
Investment Company Security	107,187,150	—	—	107,187,150
Mining	16,813,005	—	—	16,813,005
Oil & Gas	44,880,925	—	—	44,880,925
Pharmaceuticals	146,007,201	—	—	146,007,201
Pipelines.	30,586,206	—	—	30,586,206
Real Estate Investment Trusts	86,700,373	—	—	86,700,373
Telecommunications	64,259,553	—	—	64,259,553
Short-Term Investments	174,781,436	—	—	174,781,436

TOTAL INVESTMENTS	$1,051,895,467	$1,295,428,748	$—	$2,347,324,215

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	2,751,481	$2,751,481	439,511,774	386,496,694	55,766,561	$55,766,561	$43,093	$—
State Street Navigator Securities Lending Prime Portfolio	241,717,685	241,717,685	846,417,557	969,120,367	119,014,875	119,014,875	1,385,153	—

See accompanying notes to financial statements.

239

SPDR Barclays Mortgage Backed Bond ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Principal Amount	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS — 99.6%
Federal Home Loan Mortgage Corp.:
2.50%, 5/1/2028	$978,225	$1,015,027
2.50%, 6/1/2028	141,609	146,945
2.50%, 6/1/2028	277,143	287,587
2.50%, 10/1/2029	155,758	161,134
2.50%, 1/1/2031	480,390	497,145
2.50%, 5/1/2031	1,442,766	1,493,088
3.00%, 10/1/2026	724,439	760,839
3.00%, 2/1/2029	114,561	120,227
3.00%, 5/1/2029	871,613	914,725
3.00%, 7/1/2029	250,404	262,790
3.00%, 8/1/2029	886,689	930,547
3.00%, 9/1/2029	739,324	775,893
3.00%, 9/1/2029	183,178	192,238
3.00%, 5/1/2035	455,225	477,423
3.00%, 7/1/2035	931,619	977,049
3.00%, 4/1/2036	995,646	1,044,507
3.00%, 2/1/2043	457,858	475,855
3.00%, 3/1/2043	1,017,379	1,057,369
3.00%, 6/1/2043	206,465	214,581
3.00%, 7/1/2043	412,302	428,508
3.00%, 8/1/2043	205,513	213,591
3.00%, 9/1/2043	212,846	221,212
3.00%, 10/1/2043	210,343	218,611
3.00%, 10/1/2043	1,653,243	1,718,227
3.00%, 1/1/2045	434,496	450,531
3.00%, 6/1/2045	283,441	293,901
3.00%, 7/1/2045	474,455	491,965
3.00%, 8/1/2045	381,128	395,194
3.00%, 4/1/2046	1,193,074	1,237,386
3.50%, 6/1/2019	177,774	188,218
3.50%, 10/1/2026	439,800	466,970
3.50%, 1/1/2029	123,253	130,776
3.50%, 6/1/2029	213,326	226,352
3.50%, 8/1/2029	132,236	140,311
3.50%, 2/1/2030	77,890	82,547
3.50%, 7/1/2035	447,587	476,444
3.50%, 7/1/2042	191,019	202,027
3.50%, 3/1/2043	402,230	424,662
3.50%, 5/1/2043	1,167,053	1,232,139
3.50%, 11/1/2043	228,900	241,665
3.50%, 6/1/2044	517,624	545,730
3.50%, 8/1/2044	224,469	236,657
3.50%, 10/1/2044	190,835	201,197
3.50%, 11/1/2044	384,892	405,791
3.50%, 12/1/2044	865,239	912,220
3.50%, 1/1/2045	204,916	216,115
3.50%, 2/1/2045	844,481	890,635
3.50%, 7/1/2045	191,174	201,623
3.50%, 7/1/2045	458,142	483,181
3.50%, 10/1/2045	1,094,318	1,154,126
3.50%, 11/1/2045	568,579	599,654
3.50%, 12/1/2045	1,175,880	1,240,146
3.50%, 12/1/2045	188,099	198,380
3.50%, 1/1/2046	1,115,586	1,177,046
3.50%, 3/1/2046	468,151	493,942
3.50%, 3/1/2046	1,319,995	1,392,716
3.50%, 5/1/2046	1,496,791	1,579,253

4.00%, 5/1/2021	398,487	416,041
4.00%, 6/1/2035	420,755	456,289
4.00%, 10/1/2040	392,997	422,615
4.00%, 12/1/2041	270,727	291,159
4.00%, 4/1/2042	144,018	154,887
4.00%, 6/1/2042	458,971	493,397
4.00%, 5/1/2044	138,999	148,773
4.00%, 5/1/2044	235,150	251,686
4.00%, 7/1/2044	830,360	888,750
4.00%, 10/1/2044	769,165	823,251
4.00%, 12/1/2044	175,715	188,071
4.00%, 4/1/2045	249,139	266,807
4.00%, 10/1/2045	727,513	779,104
4.00%, 12/1/2045	1,251,260	1,339,993
4.00%, 1/1/2046	529,778	567,675
4.00%, 2/1/2046	681,635	730,395
4.50%, 2/1/2039	228,046	248,513
4.50%, 7/1/2041	486,058	532,344
4.50%, 9/1/2041	154,284	168,976
4.50%, 10/1/2041	1,109,513	1,215,723
4.50%, 10/1/2043	383,178	417,879
4.50%, 3/1/2044	425,952	464,440
4.50%, 3/1/2044	338,209	368,769
4.50%, 9/1/2044	924,567	1,008,108
4.50%, 8/1/2045	139,122	151,782
5.00%, 9/1/2031	390,804	431,305
5.00%, 9/1/2038	105,692	116,653
5.00%, 12/1/2038	458,683	506,215
5.00%, 1/1/2039	421,368	465,070
5.00%, 9/1/2039	231,472	255,479
5.00%, 12/1/2041	509,831	563,904
5.50%, 1/1/2028	69,983	78,373
5.50%, 9/1/2035	16,047	17,985
5.50%, 6/1/2036	64,829	72,404
5.50%, 12/1/2036	70,307	78,521
5.50%, 7/1/2037	715,658	799,278
5.50%, 4/1/2038	603,825	674,349
5.50%, 5/1/2038	6,004	6,705
TBA, 2.50%, 12/1/2099 (a)	3,100,000	3,205,836
TBA, 3.00%, 12/1/2099 (a)	3,600,000	3,730,922
TBA, 3.50%, 12/1/2099 (a)	2,525,000	2,662,100
TBA, 4.00%, 12/1/2099 (a)	2,375,000	2,542,827
Federal National Mortgage Association:
2.12%, 4/1/2044	759,283	792,297
2.50%, 7/1/2028	368,196	382,294
2.50%, 7/1/2028	922,854	958,190
2.50%, 8/1/2028	711,852	739,109
2.50%, 10/1/2028	261,730	271,752
2.50%, 2/1/2030	213,707	221,236
2.50%, 5/1/2030	269,033	278,511
2.50%, 7/1/2030	231,632	239,792
2.50%, 2/1/2031	1,282,980	1,328,496
3.00%, 12/1/2026	178,716	187,703
3.00%, 10/1/2028	241,493	253,502
3.00%, 11/1/2028	507,383	532,614
3.00%, 6/1/2029	193,484	202,929
3.00%, 7/1/2029	361,665	379,320
3.00%, 8/1/2029	207,111	217,222
3.00%, 8/1/2029	253,660	266,043

See accompanying notes to financial statements.

240

SPDR Barclays Mortgage Backed Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

3.00%, 9/1/2029	$183,660	$192,626
3.00%, 4/1/2030	703,053	737,475
3.00%, 6/1/2030	261,859	274,680
3.00%, 9/1/2030	198,121	207,821
3.00%, 11/1/2030	909,128	953,638
3.00%, 12/1/2030	232,874	244,275
3.00%, 1/1/2035	405,870	425,544
3.00%, 2/1/2035	577,681	605,829
3.00%, 2/1/2036	485,263	509,075
3.00%, 4/1/2043	774,185	805,243
3.00%, 4/1/2043	774,625	805,701
3.00%, 5/1/2043	390,034	405,681
3.00%, 5/1/2043	201,762	209,857
3.00%, 5/1/2043	354,676	368,904
3.00%, 6/1/2043	981,286	1,020,652
3.00%, 7/1/2043	208,007	216,352
3.00%, 7/1/2043	1,162,857	1,209,507
3.00%, 8/1/2043	821,707	854,671
3.00%, 8/1/2043	942,584	980,398
3.00%, 8/1/2043	138,218	143,763
3.00%, 9/1/2043	342,217	355,946
3.00%, 1/1/2044	239,221	248,817
3.00%, 12/1/2044	607,163	630,110
3.00%, 4/1/2045	1,000,208	1,038,221
3.00%, 9/1/2045	382,691	397,235
3.00%, 11/1/2045	800,117	830,526
3.00%, 11/1/2045	312,862	324,753
3.00%, 11/1/2045	1,340,309	1,391,248
3.00%, 12/1/2045	472,774	490,742
3.00%, 5/1/2046	496,704	515,706
3.50%, 10/1/2025	359,610	381,577
3.50%, 11/1/2025	440,349	467,248
3.50%, 1/1/2026	444,006	471,128
3.50%, 1/1/2027	327,485	347,490
3.50%, 1/1/2029	293,921	311,858
3.50%, 5/1/2029	439,790	466,634
3.50%, 10/1/2029	128,416	136,254
3.50%, 6/1/2034	703,847	748,845
3.50%, 7/1/2034	812,844	864,811
3.50%, 12/1/2040	890,093	942,410
3.50%, 1/1/2041	533,395	564,746
3.50%, 5/1/2042	1,110,849	1,175,593
3.50%, 6/1/2042	909,685	962,705
3.50%, 1/1/2043	263,809	279,185
3.50%, 5/1/2043	482,218	509,281
3.50%, 5/1/2043	145,545	153,714
3.50%, 6/1/2043	1,496,174	1,580,141
3.50%, 1/1/2044	325,497	343,764
3.50%, 9/1/2044	872,842	920,798
3.50%, 10/1/2044	193,233	203,850
3.50%, 1/1/2045	192,702	203,367
3.50%, 1/1/2045	1,152,818	1,216,157
3.50%, 1/1/2045	289,534	305,442
3.50%, 2/1/2045	841,908	888,501
3.50%, 2/1/2045	1,659,505	1,756,226
3.50%, 4/1/2045	424,405	447,893
3.50%, 5/1/2045	266,862	281,630
3.50%, 8/1/2045	702,684	741,572
3.50%, 11/1/2045	938,676	990,624

3.50%, 11/1/2045	751,825	793,432
3.50%, 12/1/2045	1,174,344	1,239,335
3.50%, 12/1/2045	1,180,053	1,245,360
3.50%, 12/1/2045	1,176,452	1,241,559
3.50%, 2/1/2046	636,315	671,817
3.50%, 2/1/2046	1,312,029	1,385,233
3.50%, 2/1/2046	1,468,424	1,550,353
4.00%, 5/1/2020	6,247	6,473
4.00%, 7/1/2021	90,834	95,040
4.00%, 8/1/2026	175,797	184,787
4.00%, 1/1/2034	692,329	750,829
4.00%, 10/1/2040	650,948	701,522
4.00%, 12/1/2040	495,550	534,051
4.00%, 2/1/2041	707,290	762,242
4.00%, 10/1/2041	202,250	217,852
4.00%, 12/1/2041	665,710	717,064
4.00%, 4/1/2042	869,235	935,879
4.00%, 10/1/2043	595,558	638,417
4.00%, 12/1/2043	363,131	389,263
4.00%, 2/1/2044	660,314	707,804
4.00%, 6/1/2044	277,978	297,970
4.00%, 7/1/2044	308,252	330,421
4.00%, 7/1/2044	640,279	686,328
4.00%, 9/1/2044	198,041	212,284
4.00%, 10/1/2044	148,575	159,261
4.00%, 10/1/2044	104,993	112,544
4.00%, 12/1/2044	749,650	803,564
4.00%, 1/1/2045	131,430	140,962
4.00%, 3/1/2045	238,607	255,914
4.00%, 5/1/2045	966,062	1,036,132
4.00%, 7/1/2045	358,106	384,080
4.00%, 8/1/2045	1,227,608	1,316,648
4.00%, 9/1/2045	287,154	307,982
4.00%, 9/1/2045	232,629	249,502
4.00%, 9/1/2045	1,112,084	1,192,746
4.00%, 12/1/2045	403,586	432,859
4.00%, 12/1/2045	798,284	856,185
4.50%, 9/1/2018	76,091	78,914
4.50%, 4/1/2019	87,119	89,403
4.50%, 11/1/2024	97,665	102,857
4.50%, 4/1/2031	163,582	180,104
4.50%, 5/1/2041	443,891	486,544
4.50%, 1/1/2042	674,629	739,540
4.50%, 9/1/2043	936,119	1,026,069
4.50%, 9/1/2043	198,415	216,520
4.50%, 10/1/2043	402,923	439,690
4.50%, 11/1/2043	159,447	173,997
4.50%, 12/1/2043	819,147	893,896
4.50%, 3/1/2044	153,118	167,078
4.50%, 4/1/2044	122,087	133,218
4.50%, 5/1/2044	561,731	612,991
4.50%, 6/1/2044	504,018	549,973
4.50%, 6/1/2044	731,866	798,595
4.50%, 10/1/2044	761,737	831,189
5.00%, 1/1/2017	16,426	16,838
5.00%, 2/1/2019	88,243	91,743
5.00%, 3/1/2019	70,458	73,252
5.00%, 7/1/2040	367,940	409,112
5.00%, 9/1/2040	341,191	379,370

See accompanying notes to financial statements.

241

SPDR Barclays Mortgage Backed Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

5.00%, 12/1/2040	$823,105	$915,211
5.00%, 2/1/2041	256,918	285,667
5.00%, 2/1/2041	1,188,324	1,321,298
5.00%, 3/1/2042	618,763	688,003
5.00%, 7/1/2044	256,045	284,280
5.00%, 1/1/2045	468,484	520,147
5.50%, 1/1/2035	1,005,769	1,135,988
5.50%, 4/1/2036	458,790	516,772
5.50%, 11/1/2038	195,789	219,832
5.50%, 12/1/2038	93,037	104,461
5.50%, 12/1/2039	185,758	208,568
5.50%, 7/1/2041	410,070	460,478
6.00%, 1/1/2037	99,738	113,940
6.00%, 9/1/2037	134,465	153,633
6.00%, 9/1/2039	106,890	122,111
6.00%, 6/1/2040	255,038	291,392
6.00%, 10/1/2040	316,415	361,469
TBA, 2.50%, 12/1/2099 (a)	3,800,000	3,932,109
TBA, 3.00%, 12/1/2099 (a)	1,900,000	1,992,031
TBA, 3.00%, 12/1/2099 (a)	4,925,000	5,109,687
TBA, 3.50%, 12/1/2099 (a)	3,300,000	3,481,500
TBA, 3.50%, 12/1/2099 (a)	200,000	211,938
TBA, 4.00%, 12/1/2099 (a)	3,150,000	3,377,883
Government National Mortgage Association:
2.50%, 1/20/2043	164,098	168,310
3.00%, 5/15/2042	254,467	266,599
3.00%, 8/20/2042	700,178	735,076
3.00%, 12/20/2042	694,640	729,262
3.00%, 3/20/2043	828,792	868,599
3.00%, 4/20/2043	988,589	1,036,071
3.00%, 8/20/2043	582,096	610,054
3.00%, 12/20/2044	325,473	340,683
3.00%, 2/15/2045	301,586	315,149
3.00%, 3/15/2045	509,859	532,788
3.00%, 3/20/2045	177,570	185,693
3.00%, 4/20/2045	993,876	1,039,344
3.00%, 6/20/2045	208,545	218,086
3.00%, 7/20/2045	1,078,500	1,127,840
3.00%, 8/20/2045	236,332	247,143
3.00%, 12/20/2045	192,573	201,383
3.00%, 4/20/2046	497,056	519,995
3.00%, 5/20/2046	798,192	835,028
3.50%, 2/15/2042	686,054	729,952
3.50%, 4/15/2042	249,288	265,239
3.50%, 6/20/2042	1,320,900	1,407,069
3.50%, 10/20/2042	1,434,670	1,528,260
3.50%, 11/20/2042	169,641	180,707
3.50%, 2/20/2043	1,013,053	1,077,292
3.50%, 3/20/2043	150,674	160,228
3.50%, 3/20/2043	379,462	404,216
3.50%, 4/20/2043	422,280	449,828
3.50%, 5/20/2043	526,823	560,230
3.50%, 7/20/2043	1,282,885	1,364,235
3.50%, 9/20/2043	657,754	699,463
3.50%, 1/20/2044	624,857	664,480
3.50%, 3/20/2044	420,647	446,683
3.50%, 4/20/2044	613,704	651,690
3.50%, 5/20/2044	634,841	674,135

3.50%, 7/20/2044	325,127	345,251
3.50%, 8/20/2044	800,597	850,151
3.50%, 10/20/2044	206,057	218,811
3.50%, 12/20/2044	143,576	152,463
3.50%, 2/20/2045	146,018	155,014
3.50%, 3/20/2045	182,706	193,962
3.50%, 4/20/2045	296,480	314,745
3.50%, 4/20/2045	273,100	289,924
3.50%, 5/20/2045	609,689	647,250
3.50%, 6/20/2045	310,547	329,679
3.50%, 7/20/2045	448,553	476,187
3.50%, 9/20/2045	1,128,541	1,198,067
3.50%, 10/20/2045	1,573,235	1,670,157
3.50%, 12/20/2045	190,174	201,890
3.50%, 3/20/2046	1,472,219	1,564,158
3.50%, 4/20/2046	769,395	817,443
3.50%, 5/20/2046	1,321,762	1,404,306
4.00%, 2/15/2040	40,672	44,004
4.00%, 4/15/2040	307,677	332,889
4.00%, 11/20/2041	534,873	576,038
4.00%, 2/20/2042	489,689	524,909
4.00%, 5/20/2042	277,154	297,087
4.00%, 8/20/2042	122,079	130,860
4.00%, 8/20/2043	361,686	387,227
4.00%, 3/20/2044	394,815	422,230
4.00%, 6/20/2044	527,650	564,288
4.00%, 7/15/2044	452,457	486,560
4.00%, 7/20/2044	403,706	431,738
4.00%, 8/20/2044	163,464	174,814
4.00%, 12/20/2044	203,340	217,460
4.00%, 1/20/2045	532,361	569,327
4.00%, 2/20/2045	271,037	289,857
4.00%, 5/15/2045	405,516	435,760
4.00%, 6/15/2045	320,800	344,726
4.00%, 8/20/2045	305,091	326,315
4.00%, 9/20/2045	1,179,347	1,261,389
4.00%, 10/20/2045	614,086	656,806
4.00%, 11/20/2045	2,010,022	2,149,850
4.00%, 4/20/2046	1,237,569	1,325,417
4.50%, 6/15/2039	101,038	111,614
4.50%, 4/15/2040	366,215	404,809
4.50%, 6/15/2040	507,743	561,251
4.50%, 9/20/2040	281,940	308,315
4.50%, 3/15/2041	173,402	191,675
4.50%, 6/15/2041	109,110	120,474
4.50%, 7/15/2041	171,184	189,014
4.50%, 7/20/2041	530,858	577,927
4.50%, 10/20/2043	132,326	142,582
4.50%, 12/20/2043	506,756	546,032
4.50%, 1/20/2044	258,137	278,144
4.50%, 4/20/2044	382,894	412,570
4.50%, 5/20/2045	262,006	281,966
4.50%, 10/20/2045	382,377	411,508
5.00%, 12/15/2038	96,853	108,095
5.00%, 5/15/2039	99,002	110,835
5.00%, 9/20/2042	84,444	93,271
5.00%, 11/20/2042	469,791	518,772
5.00%, 3/20/2043	91,123	100,647
5.00%, 4/20/2043	394,591	435,837

See accompanying notes to financial statements.

242

SPDR Barclays Mortgage Backed Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

5.00%, 5/20/2043	$88,930	$98,202
5.00%, 8/20/2043	369,468	410,390
5.00%, 5/20/2044	221,058	244,399
5.00%, 6/20/2044	133,902	148,733
5.00%, 7/20/2044	371,729	410,980
5.50%, 9/15/2035	421,793	479,686
5.50%, 7/15/2038	31,989	36,088
5.50%, 3/15/2039	391,936	444,372
6.00%, 8/15/2040	91,278	103,829
6.00%, 9/15/2040	150,377	170,629
TBA, 3.00%, 12/1/2099 (a)	4,725,000	4,937,625
TBA, 3.50%, 12/1/2099 (a)	1,850,000	1,963,313
TBA, 4.50%, 12/1/2099 (a)	1,700,000	1,873,984

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $221,470,135)		224,617,793

	Shares

SHORT-TERM INVESTMENT — 16.7%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (b) (c) (Cost $37,635,331)	37,635,331	37,635,331

TOTAL INVESTMENTS — 116.3% (Cost $259,105,466)		262,253,124
LIABILITIES IN EXCESS OF OTHER ASSETS — (16.3)%		(36,668,111)

NET ASSETS — 100.0%		$225,585,013

(a)	When-issued security.
(b)	The rate shown is the annualized seven-day yield at June 30, 2016.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
U.S. Government Agency Obligations	$—	$224,617,793	$—	$224,617,793
Short-Term Investment	37,635,331	—	—	37,635,331

TOTAL INVESTMENTS	$37,635,331	$224,617,793	$—	$262,253,124

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	37,007,094	$37,007,094	93,548,597	92,920,360	37,635,331	$37,635,331	$91,701	$—

See accompanying notes to financial statements.

243

SPDR Barclays Aggregate Bond ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Principal Amount	Value

CORPORATE BONDS & NOTES — 26.6%
ADVERTISING — 0.0% (a)
Interpublic Group of Cos., Inc. 3.75%, 2/15/2023	$125,000	$129,871
Omnicom Group, Inc.:
3.60%, 4/15/2026	100,000	105,077
4.45%, 8/15/2020	185,000	203,115
WPP Finance 2010 3.75%, 9/19/2024	150,000	157,639

		595,702

AEROSPACE & DEFENSE — 0.4%
Boeing Co.:
1.65%, 10/30/2020	150,000	151,139
2.20%, 10/30/2022	50,000	50,971
2.50%, 3/1/2025	50,000	51,675
2.60%, 10/30/2025	300,000	312,234
3.30%, 3/1/2035	65,000	66,023
3.50%, 3/1/2045	25,000	25,519
6.13%, 2/15/2033	165,000	223,117
General Dynamics Corp.:
1.00%, 11/15/2017	100,000	100,052
2.25%, 11/15/2022	134,000	137,207
Harris Corp.:
2.70%, 4/27/2020	35,000	35,417
5.05%, 4/27/2045	105,000	118,353
L-3 Communications Corp.:
4.95%, 2/15/2021	251,000	273,443
5.20%, 10/15/2019	135,000	147,081
Lockheed Martin Corp.:
2.50%, 11/23/2020	304,000	312,981
3.35%, 9/15/2021	365,000	389,519
3.55%, 1/15/2026	400,000	434,478
3.60%, 3/1/2035	25,000	25,384
4.07%, 12/15/2042	125,000	132,432
4.25%, 11/15/2019	100,000	109,267
Northrop Grumman Corp.:
3.25%, 8/1/2023	200,000	213,508
3.85%, 4/15/2045	150,000	154,855
4.75%, 6/1/2043	100,000	117,702
5.05%, 11/15/2040	20,000	24,039
Raytheon Co.:
2.50%, 12/15/2022 (b)	147,000	152,448
4.20%, 12/15/2044	20,000	22,696
4.40%, 2/15/2020	10,000	11,080
Rockwell Collins, Inc.:
3.70%, 12/15/2023	100,000	109,289
4.80%, 12/15/2043	100,000	119,332
Spirit AeroSystems, Inc. 3.85%, 6/15/2026	25,000	25,935
Textron, Inc. 4.00%, 3/15/2026	50,000	52,846
United Technologies Corp.:
1.78%, 5/4/2018 (c)	100,000	100,791
4.15%, 5/15/2045	100,000	109,818
4.50%, 4/15/2020 (b)	161,000	178,628
4.50%, 6/1/2042	187,000	214,000
5.38%, 12/15/2017	250,000	266,247
5.70%, 4/15/2040	210,000	274,262
6.05%, 6/1/2036	100,000	132,654

		5,376,422

AGRICULTURE — 0.3%
Altria Group, Inc.:
2.63%, 1/14/2020	150,000	155,325
2.85%, 8/9/2022	100,000	104,715
2.95%, 5/2/2023	100,000	104,706
4.00%, 1/31/2024	200,000	223,315
4.75%, 5/5/2021	60,000	68,400
5.38%, 1/31/2044	225,000	288,185
9.70%, 11/10/2018	68,000	81,061
9.95%, 11/10/2038	33,000	60,228
Archer-Daniels-Midland Co. 4.54%, 3/26/2042	200,000	227,736
Bunge, Ltd. Finance Corp. 3.50%, 11/24/2020	75,000	78,002
Philip Morris International, Inc.:
1.38%, 2/25/2019 (b)	30,000	30,187
1.88%, 2/25/2021 (b)	183,000	185,167
2.13%, 5/10/2023	75,000	75,130
2.75%, 2/25/2026	50,000	51,404
2.90%, 11/15/2021	400,000	420,020
3.38%, 8/11/2025 (b)	50,000	53,894
4.25%, 11/10/2044	445,000	487,329
4.50%, 3/26/2020	18,000	20,014
5.65%, 5/16/2018	150,000	162,947
Reynolds American, Inc.:
2.30%, 6/12/2018	202,000	205,199
3.25%, 6/12/2020	300,000	316,678

		3,399,642

AIRLINES — 0.1%
American Airlines 2013-2 Pass Through Trust, Class A 4.95%, 7/15/2024	147,027	159,475
American Airlines 2014-1 Pass Through Trust, Class A Series A, 3.70%, 4/1/2028	91,339	94,790
American Airlines 2015-2 Pass Through Trust, Class A 3.60%, 3/22/2029	100,000	105,013
American Airlines 2016-1 Pass Through Trust, Class AA Series AA, 3.58%, 7/15/2029	50,000	52,937
American Airlines 2016-2 Pass Through Trust, Class AA Series AA, 3.20%, 12/15/2029	25,000	25,844
Continental Airlines 2012-1 Pass Through Trust, Class A Series A, 4.15%, 10/11/2025	85,234	89,764
Continental Airlines 2012-2 Pass Through Trust, Class A Series 2-A, 4.00%, 4/29/2026	17,442	18,332
Delta Air Lines 2010-2 Pass Through Trust, Class A Series 2A, 4.95%, 11/23/2020	53,316	55,456
Southwest Airlines Co.:
2.65%, 11/5/2020	200,000	206,153
2.75%, 11/6/2019	50,000	51,603
United Airlines 2013-1 Pass Through Trust, Class A Series A, 4.30%, 2/15/2027	92,707	98,660

See accompanying notes to financial statements.

244

SPDR Barclays Aggregate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

United Airlines 2015-1 Pass Through Trust, Class AA 3.45%, 6/1/2029	$175,000	$182,226
United Airlines 2016-1 Pass Through Trust, Class A Series A, 3.45%, 1/7/2030	30,000	30,750
United Airlines 2016-1 Pass Through Trust, Class AA Series AA, 3.10%, 1/7/2030	50,000	51,500
US Airways 2012-2 Pass Through Trust, Class A 4.63%, 12/3/2026	79,626	85,351

		1,307,854

APPAREL — 0.0% (a)
NIKE, Inc.:
2.25%, 5/1/2023	50,000	51,252
3.88%, 11/1/2045	50,000	54,975
Under Armour, Inc. 3.25%, 6/15/2026	50,000	50,649

		156,876

AUTO MANUFACTURERS — 0.6%
American Honda Finance Corp.:
Series MTN, 1.20%, 7/14/2017	150,000	150,398
Series MTN, 1.55%, 12/11/2017	100,000	100,870
Series MTN, 1.60%, 7/13/2018 (b)	50,000	50,510
Series MTN, 1.70%, 2/22/2019	25,000	25,366
Series MTN, 2.25%, 8/15/2019	250,000	257,590
Daimler Finance North America LLC 8.50%, 1/18/2031	125,000	202,672
Ford Motor Co. 7.45%, 7/16/2031	275,000	367,862
Ford Motor Credit Co. LLC:
1.72%, 12/6/2017	250,000	250,289
2.24%, 6/15/2018	200,000	201,830
2.38%, 1/16/2018	100,000	100,959
2.55%, 10/5/2018	200,000	203,437
Series MTN, 2.94%, 1/8/2019	100,000	102,790
3.10%, 5/4/2023	200,000	202,201
3.16%, 8/4/2020	200,000	206,773
3.34%, 3/18/2021	200,000	207,252
3.66%, 9/8/2024	100,000	103,576
4.13%, 8/4/2025	100,000	106,548
4.38%, 8/6/2023 (b)	200,000	217,134
5.00%, 5/15/2018	100,000	105,784
5.88%, 8/2/2021	500,000	575,858
General Motors Co.:
4.88%, 10/2/2023	200,000	212,278
6.25%, 10/2/2043	186,000	205,141
6.60%, 4/1/2036	535,000	613,601
6.75%, 4/1/2046	25,000	29,453
General Motors Financial Co., Inc.:
3.10%, 1/15/2019	50,000	50,912
3.15%, 1/15/2020	200,000	202,300
3.20%, 7/13/2020	100,000	101,057
3.20%, 7/6/2021 (d)	100,000	99,670
3.70%, 11/24/2020	50,000	51,376
3.70%, 5/9/2023	170,000	169,007
4.00%, 1/15/2025	300,000	302,235
4.20%, 3/1/2021	50,000	52,180
4.30%, 7/13/2025	100,000	102,621
4.75%, 8/15/2017	300,000	310,492

PACCAR Financial Corp. Series MTN, 1.30%, 5/10/2019	370,000	370,982
Toyota Motor Credit Corp.:
Series MTN, 1.20%, 4/6/2018	100,000	100,328
Series MTN, 1.25%, 10/5/2017	250,000	251,120
Series MTN, 1.38%, 1/10/2018	150,000	151,027
Series GMTN, 1.55%, 7/13/2018	50,000	50,480
1.90%, 4/8/2021	100,000	101,441
Series MTN, 2.15%, 3/12/2020	300,000	307,914
Series MTN, 2.63%, 1/10/2023	100,000	103,654
Series MTN, 2.75%, 5/17/2021	100,000	105,062
Series GMTN, 2.80%, 7/13/2022	50,000	52,597
Series MTN, 3.30%, 1/12/2022	201,000	216,419

		8,053,046

AUTO PARTS & EQUIPMENT — 0.0% (a)
Delphi Automotive PLC:
3.15%, 11/19/2020	50,000	51,907
4.25%, 1/15/2026	50,000	54,635
Delphi Corp. 4.15%, 3/15/2024	40,000	43,068
Johnson Controls, Inc.:
4.25%, 3/1/2021	60,000	64,555
6.00%, 1/15/2036	200,000	239,739
Magna International, Inc. 3.63%, 6/15/2024	100,000	105,016

		558,920

BANKS — 5.5%
Australia & New Zealand Banking Group, Ltd.:
Series MTN, 1.45%, 5/15/2018	250,000	250,359
Series MTN, 2.00%, 11/16/2018 (b)	250,000	253,070
Bancolombia SA 5.95%, 6/3/2021	100,000	109,250
Bank of America Corp.:
2.00%, 1/11/2018	100,000	100,674
Series L, 2.25%, 4/21/2020	150,000	150,844
Series L, 2.60%, 1/15/2019	454,000	463,937
2.63%, 4/19/2021 (b)	500,000	507,224
Series L, 2.65%, 4/1/2019	250,000	256,180
Series GMTN, 3.30%, 1/11/2023	350,000	360,493
3.50%, 4/19/2026	500,000	515,737
Series MTN, 3.88%, 8/1/2025	350,000	371,486
Series L, 3.95%, 4/21/2025	150,000	151,728
Series MTN, 4.00%, 1/22/2025	325,000	331,031
4.10%, 7/24/2023	200,000	215,303
Series MTN, 4.20%, 8/26/2024	250,000	259,713
Series MTN, 4.25%, 10/22/2026	107,000	110,661
Series GMTN, 4.45%, 3/3/2026	55,000	57,441
Series L, 4.75%, 4/21/2045	40,000	40,853
Series MTN, 4.88%, 4/1/2044	300,000	337,496
Series MTN, 5.00%, 5/13/2021	550,000	613,292
5.49%, 3/15/2019	200,000	216,060
Series MTN, 5.65%, 5/1/2018	250,000	267,313
5.75%, 12/1/2017	190,000	201,021
5.88%, 1/5/2021	570,000	654,340
Series MTN, 5.88%, 2/7/2042	229,000	288,174
6.00%, 9/1/2017	190,000	199,866
6.22%, 9/15/2026	100,000	118,498
Series MTN, 6.88%, 4/25/2018	430,000	468,883

See accompanying notes to financial statements.

245

SPDR Barclays Aggregate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Bank of America NA:
1.75%, 6/5/2018	$250,000	$251,317
2.05%, 12/7/2018	250,000	252,962
Bank of Montreal:
1.40%, 4/10/2018	100,000	100,329
Series MTN, 1.45%, 4/9/2018	125,000	125,538
Bank of New York Mellon Corp.:
2.05%, 5/3/2021 (b)	100,000	101,294
Series MTN, 2.10%, 1/15/2019	50,000	50,982
Series G, 2.15%, 2/24/2020	100,000	102,090
Series G, 2.20%, 5/15/2019	100,000	102,221
Series MTN, 2.30%, 9/11/2019	150,000	153,933
Series MTN, 2.45%, 11/27/2020	100,000	103,050
Series MTNSeries MTNSeries MTN, 2.50%, 4/15/2021	60,000	62,064
Series MTN, 2.60%, 8/17/2020	100,000	103,642
2.80%, 5/4/2026 (b)	50,000	51,642
Series MTN, 3.25%, 9/11/2024 (b)	320,000	341,291
3.55%, 9/23/2021	125,000	135,285
Series MTN, 3.95%, 11/18/2025	50,000	56,006
Bank of Nova Scotia:
1.38%, 12/18/2017	50,000	50,159
1.45%, 4/25/2018 (b)	100,000	100,426
1.65%, 6/14/2019	350,000	352,672
1.85%, 4/14/2020 (b)	211,000	214,222
2.05%, 10/30/2018	250,000	254,337
2.05%, 6/5/2019	250,000	254,102
2.45%, 3/22/2021	100,000	102,587
2.80%, 7/21/2021	150,000	156,220
Barclays PLC:
2.75%, 11/8/2019	300,000	298,517
3.25%, 1/12/2021	400,000	398,913
3.65%, 3/16/2025	184,000	177,139
5.20%, 5/12/2026	200,000	203,629
5.25%, 8/17/2045	200,000	210,306
BB&T Corp.:
Series MTN, 2.05%, 6/19/2018	350,000	354,830
Series MTN, 2.63%, 6/29/2020	80,000	82,805
BNP Paribas SA:
Series MTN, 2.38%, 9/14/2017	350,000	354,507
Series MTN, 2.70%, 8/20/2018	100,000	102,488
Series MTN, 3.25%, 3/3/2023	100,000	103,867
5.00%, 1/15/2021	200,000	224,109
BPCE SA:
2.65%, 2/3/2021 (b)	250,000	256,591
4.00%, 4/15/2024 (b)	250,000	271,507
Branch Banking & Trust Co. 3.80%, 10/30/2026	250,000	273,432
Capital One Financial Corp.:
2.45%, 4/24/2019	225,000	228,245
3.20%, 2/5/2025 (b)	100,000	100,042
4.20%, 10/29/2025	100,000	101,962
Capital One NA/Mclean:
1.65%, 2/5/2018	300,000	300,171
2.40%, 9/5/2019	250,000	253,322
Citigroup, Inc.:
1.70%, 4/27/2018	100,000	100,193
1.75%, 5/1/2018	400,000	401,064

1.80%, 2/5/2018	900,000	903,501
1.85%, 11/24/2017	50,000	50,316
2.05%, 12/7/2018	500,000	504,131
2.05%, 6/7/2019	100,000	100,925
2.15%, 7/30/2018	70,000	70,724
2.40%, 2/18/2020	300,000	303,705
2.50%, 7/29/2019	200,000	203,900
2.55%, 4/8/2019	125,000	127,673
2.65%, 10/26/2020	100,000	101,740
2.70%, 3/30/2021	50,000	50,928
3.38%, 3/1/2023	100,000	103,816
3.40%, 5/1/2026	200,000	204,462
3.70%, 1/12/2026	200,000	209,931
3.75%, 6/16/2024	150,000	158,517
4.40%, 6/10/2025	200,000	209,109
4.45%, 9/29/2027	100,000	103,174
4.65%, 7/30/2045	120,000	131,473
4.75%, 5/18/2046	50,000	49,879
5.88%, 1/30/2042	150,000	191,518
6.00%, 10/31/2033	100,000	117,050
6.13%, 8/25/2036	200,000	240,807
6.63%, 6/15/2032	100,000	123,162
8.13%, 7/15/2039	175,000	271,727
Citizens Bank NA/Providence:
Series MTN, 2.45%, 12/4/2019	100,000	101,431
2.55%, 5/13/2021	250,000	252,645
Citizens Financial Group, Inc. 4.30%, 12/3/2025	50,000	52,778
Comerica, Inc. 2.13%, 5/23/2019	100,000	99,915
Commonwealth Bank of Australia:
1.40%, 9/8/2017 (b)	300,000	300,909
2.50%, 9/20/2018 (b)	475,000	486,251
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 1.70%, 3/19/2018	50,000	50,243
Cooperatieve Rabobank UA:
2.25%, 1/14/2019	300,000	305,088
4.38%, 8/4/2025	250,000	260,091
4.50%, 1/11/2021	100,000	110,428
4.63%, 12/1/2023	200,000	210,647
Series MTN, 5.25%, 5/24/2041	250,000	309,639
Cooperative Rabobank UA 3.88%, 2/8/2022	208,000	225,297
Credit Suisse AG:
Series GMTN, 2.30%, 5/28/2019	250,000	253,488
Series MTN, 3.63%, 9/9/2024	350,000	360,775
Series MTN, 4.38%, 8/5/2020	10,000	10,820
5.30%, 8/13/2019	150,000	165,815
5.40%, 1/14/2020	142,000	153,277
Credit Suisse Group Funding Guernsey, Ltd.:
3.13%, 12/10/2020 (e)	250,000	249,586
3.45%, 4/16/2021 (e)	250,000	252,583
4.88%, 5/15/2045	755,000	746,878
Deutsche Bank AG:
1.88%, 2/13/2018	50,000	49,671
2.50%, 2/13/2019	50,000	49,993
2.95%, 8/20/2020	100,000	99,362
3.13%, 1/13/2021	100,000	99,414

See accompanying notes to financial statements.

246

SPDR Barclays Aggregate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Series 1254, 4.10%, 1/13/2026	$200,000	$199,306
6.00%, 9/1/2017	325,000	340,518
Discover Bank/Greenwood:
3.10%, 6/4/2020	250,000	255,324
4.20%, 8/8/2023	125,000	132,114
Fifth Third Bancorp:
2.88%, 7/27/2020	150,000	155,154
4.30%, 1/16/2024	100,000	106,603
8.25%, 3/1/2038	250,000	369,122
Fifth Third Bank Series MTN, 2.15%, 8/20/2018	350,000	354,782
Goldman Sachs Capital I 6.35%, 2/15/2034	430,000	504,706
Goldman Sachs Group, Inc.:
2.00%, 4/25/2019 (b)	15,000	15,074
Series GLOB, 2.38%, 1/22/2018	50,000	50,631
2.55%, 10/23/2019	200,000	203,794
2.60%, 4/23/2020	406,000	412,875
2.63%, 1/31/2019	200,000	204,216
2.63%, 4/25/2021	30,000	30,442
2.75%, 9/15/2020	50,000	51,048
2.88%, 2/25/2021	150,000	153,817
2.90%, 7/19/2018	345,000	353,503
3.50%, 1/23/2025	250,000	257,386
3.63%, 1/22/2023	505,000	529,356
3.75%, 5/22/2025	100,000	104,862
3.75%, 2/25/2026	85,000	89,232
4.75%, 10/21/2045	50,000	55,326
Series MTN, 4.80%, 7/8/2044	400,000	437,897
5.15%, 5/22/2045	55,000	56,980
5.25%, 7/27/2021	43,000	48,611
5.75%, 1/24/2022	200,000	231,706
5.95%, 1/15/2027	733,000	841,702
6.13%, 2/15/2033	340,000	424,018
6.15%, 4/1/2018	549,000	590,815
6.75%, 10/1/2037	725,000	893,648
HSBC Holdings PLC:
2.95%, 5/25/2021	300,000	302,523
3.40%, 3/8/2021	200,000	205,986
3.60%, 5/25/2023	200,000	203,708
3.90%, 5/25/2026	200,000	205,050
4.00%, 3/30/2022	500,000	527,145
4.30%, 3/8/2026	200,000	211,450
5.10%, 4/5/2021	285,000	313,817
5.25%, 3/14/2044	100,000	103,490
6.10%, 1/14/2042	35,000	44,611
6.50%, 5/2/2036	150,000	175,688
6.50%, 9/15/2037	150,000	176,684
6.80%, 6/1/2038	100,000	122,047
HSBC USA, Inc.:
1.63%, 1/16/2018	150,000	149,621
1.70%, 3/5/2018	100,000	99,766
2.00%, 8/7/2018	300,000	300,049
2.25%, 6/23/2019	120,000	120,154
2.35%, 3/5/2020	150,000	149,395
Huntington Bancshares, Inc. 3.15%, 3/14/2021	250,000	259,316
Huntington National Bank 2.88%, 8/20/2020	150,000	154,641

Industrial & Commercial Bank of China, Ltd. Series MTN, 2.16%, 11/13/2018	250,000	251,468
International Finance Corp. 1.75%, 9/16/2019	650,000	666,269
Intesa Sanpaolo SpA 3.88%, 1/16/2018	200,000	205,075
Itau CorpBanca 3.13%, 1/15/2018	200,000	202,750
JPMorgan Chase & Co.:
Series H, 1.70%, 3/1/2018	150,000	150,721
1.80%, 1/25/2018	100,000	100,646
1.85%, 3/22/2019	200,000	201,054
2.20%, 10/22/2019	150,000	152,279
2.25%, 1/23/2020	200,000	202,785
2.35%, 1/28/2019	150,000	152,768
2.40%, 6/7/2021	200,000	202,893
2.55%, 10/29/2020	643,000	656,135
2.55%, 3/1/2021	100,000	101,934
2.70%, 5/18/2023	200,000	200,648
3.13%, 1/23/2025	250,000	255,164
3.20%, 6/15/2026	100,000	103,084
3.25%, 9/23/2022	173,000	180,081
3.30%, 4/1/2026	200,000	206,527
3.88%, 2/1/2024	500,000	538,460
3.88%, 9/10/2024	505,000	524,046
3.90%, 7/15/2025	100,000	107,918
4.13%, 12/15/2026	161,000	168,104
4.25%, 10/15/2020	775,000	840,162
4.25%, 10/1/2027	335,000	354,527
4.35%, 8/15/2021	50,000	54,836
4.50%, 1/24/2022	200,000	221,367
4.85%, 2/1/2044 (b)	100,000	119,480
4.95%, 3/25/2020	34,000	37,506
4.95%, 6/1/2045	325,000	353,231
5.63%, 8/16/2043	100,000	117,256
6.00%, 1/15/2018	400,000	427,458
6.30%, 4/23/2019	100,000	112,117
6.40%, 5/15/2038	505,000	688,238
JPMorgan Chase Bank NA 6.00%, 10/1/2017	205,000	216,529
KeyBank NA:
1.65%, 2/1/2018	450,000	451,953
6.95%, 2/1/2028	130,000	166,046
KeyCorp. Series MTN, 2.30%, 12/13/2018	200,000	202,811
KFW:
0.88%, 12/15/2017	200,000	200,365
1.88%, 4/1/2019	250,000	256,624
2.00%, 5/2/2025	1,000,000	1,025,774
2.13%, 1/17/2023 (b)	200,000	208,173
2.63%, 1/25/2022	300,000	320,148
4.50%, 7/16/2018	215,000	230,889
Landwirtschaftliche Rentenbank 1.00%, 4/4/2018	400,000	401,711
Lloyds Bank PLC:
1.75%, 5/14/2018	200,000	199,116
2.05%, 1/22/2019	200,000	199,231
2.40%, 3/17/2020	100,000	100,299
3.50%, 5/14/2025	200,000	204,685

See accompanying notes to financial statements.

247

SPDR Barclays Aggregate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Lloyds Banking Group PLC 5.30%, 12/1/2045 (e)	$200,000	$205,587
Manufacturers & Traders Trust Co. 2.25%, 7/25/2019	300,000	305,614
Mitsubishi UFJ Financial Group, Inc.:
2.95%, 3/1/2021	200,000	207,201
3.85%, 3/1/2026 (b)	200,000	218,126
Morgan Stanley:
1.88%, 1/5/2018	150,000	150,946
Series MTN, 2.20%, 12/7/2018	100,000	101,326
Series GMTN, 2.38%, 7/23/2019	427,000	433,573
2.50%, 4/21/2021	255,000	257,362
2.65%, 1/27/2020	150,000	153,006
2.80%, 6/16/2020	130,000	133,065
Series GMTN, 3.70%, 10/23/2024	250,000	262,888
3.75%, 2/25/2023	200,000	211,521
Series F, 3.88%, 4/29/2024	100,000	106,461
Series GMTN, 3.88%, 1/27/2026 (b)	135,000	143,327
3.95%, 4/23/2027	600,000	603,427
Series MTN, 4.10%, 5/22/2023	250,000	259,973
4.30%, 1/27/2045	75,000	78,612
Series GMTN, 4.35%, 9/8/2026	100,000	104,224
4.88%, 11/1/2022	123,000	133,876
Series GMTN, 5.50%, 7/28/2021	50,000	57,145
Series MTN, 5.63%, 9/23/2019	150,000	166,288
5.75%, 1/25/2021	600,000	686,020
Series MTN, 5.95%, 12/28/2017	200,000	213,013
6.38%, 7/24/2042	150,000	202,406
Series GMTN, 6.63%, 4/1/2018	440,000	477,259
7.25%, 4/1/2032	148,000	203,476
Series GMTN, 7.30%, 5/13/2019	100,000	114,827
National Australia Bank, Ltd. Series GMTN, 2.63%, 1/14/2021	250,000	257,676
National Bank of Canada 2.10%, 12/14/2018 (b)	250,000	251,840
Northern Trust Corp. 2.38%, 8/2/2022	147,000	149,847
Oesterreichische Kontrollbank AG 1.13%, 5/29/2018	216,000	217,105
PNC Bank NA:
1.80%, 11/5/2018	200,000	201,902
1.85%, 7/20/2018	100,000	101,024
2.15%, 4/29/2021 (b)	250,000	254,479
2.40%, 10/18/2019	100,000	102,543
2.45%, 11/5/2020	450,000	462,607
2.70%, 11/1/2022	150,000	150,730
2.95%, 2/23/2025	100,000	103,494
3.30%, 10/30/2024	200,000	211,943
PNC Funding Corp.:
4.38%, 8/11/2020	30,000	32,991
5.13%, 2/8/2020 (b)	150,000	167,627
Regions Financial Corp.:
2.00%, 5/15/2018	325,000	325,615
3.20%, 2/8/2021	50,000	51,347
Royal Bank of Canada:
Series CB8, 1.20%, 9/19/2017 (b)	262,000	262,506

Series GMTN, 1.40%, 10/13/2017	18,000	18,070
Series GMTN, 1.50%, 6/7/2018	100,000	100,523
Series GMTN, 1.63%, 4/15/2019	50,000	50,272
Series GMTN, 1.80%, 7/30/2018	50,000	50,540
1.88%, 2/5/2020	58,000	58,893
2.00%, 10/1/2018	138,000	140,312
2.00%, 12/10/2018 (b)	250,000	254,000
Series GMTN, 2.15%, 3/6/2020	200,000	203,663
2.20%, 9/23/2019 (b)	100,000	102,656
Series MTN, 2.35%, 10/30/2020 (b)	525,000	537,525
Royal Bank of Scotland Group PLC 4.80%, 4/5/2026	200,000	202,408
Santander Holdings USA, Inc.:
2.70%, 5/24/2019	100,000	100,121
3.45%, 8/27/2018	150,000	153,037
4.50%, 7/17/2025	100,000	102,601
Santander UK Group Holdings PLC 3.13%, 1/8/2021	100,000	99,833
Santander UK PLC:
1.65%, 9/29/2017	600,000	602,567
Series GMTN, 2.00%, 8/24/2018	33,000	32,936
2.35%, 9/10/2019	100,000	100,136
3.05%, 8/23/2018	100,000	102,103
4.00%, 3/13/2024	125,000	134,475
Societe Generale SA 2.75%, 10/12/2017	200,000	203,511
Sumitomo Mitsui Banking Corp.:
2.45%, 1/16/2020	350,000	357,227
3.95%, 7/19/2023	250,000	274,409
Sumitomo Mitsui Financial Group, Inc.:
2.93%, 3/9/2021 (b)	150,000	155,795
3.78%, 3/9/2026 (b)	150,000	163,452
SunTrust Bank 2.75%, 5/1/2023	200,000	201,915
SunTrust Banks, Inc.:
2.90%, 3/3/2021	50,000	51,486
7.25%, 3/15/2018	60,000	64,788
Svenska Handelsbanken AB:
Series MTN, 2.25%, 6/17/2019	175,000	178,301
2.50%, 1/25/2019	150,000	153,666
Toronto-Dominion Bank:
Series MTN, 1.40%, 4/30/2018	100,000	100,412
Series MTN, 1.95%, 1/22/2019 (b)	300,000	304,699
2.13%, 7/2/2019	100,000	102,050
Series MTN, 2.13%, 4/7/2021	100,000	101,546
Series MTN, 2.25%, 11/5/2019	100,000	102,420
Series GMTN, 2.50%, 12/14/2020	350,000	361,273
Series MTN, 2.63%, 9/10/2018	200,000	205,830
UBS AG:
Series GMTN, 1.38%, 8/14/2017	220,000	220,324
Series GMTN, 1.80%, 3/26/2018	200,000	201,394
Series GMTN, 2.38%, 8/14/2019	150,000	153,499
5.88%, 12/20/2017	100,000	106,650
US Bancorp:
Series MTN, 1.95%, 11/15/2018	200,000	203,323

See accompanying notes to financial statements.

248

SPDR Barclays Aggregate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Series MTN, 2.20%, 4/25/2019	$100,000	$102,476
Series MTN, 2.35%, 1/29/2021	150,000	154,630
Series MTN, 2.95%, 7/15/2022	204,000	212,324
Series MTN, 3.70%, 1/30/2024	300,000	329,970
Series MTN, 4.13%, 5/24/2021	100,000	110,840
Wachovia Corp. Series MTN, 5.75%, 2/1/2018	125,000	133,746
Wells Fargo & Co.:
1.50%, 1/16/2018	150,000	150,704
2.13%, 4/22/2019	300,000	305,674
2.15%, 1/15/2019 (b)	308,000	313,934
Series N, 2.15%, 1/30/2020	623,000	633,023
2.50%, 3/4/2021 (b)	150,000	153,634
Series MTN, 2.55%, 12/7/2020	150,000	154,158
Series GMTN, 2.60%, 7/22/2020	372,000	383,374
Series MTN, 3.00%, 2/19/2025	250,000	254,493
3.00%, 4/22/2026	550,000	559,161
Series M, 3.45%, 2/13/2023	100,000	103,322
Series MTN, 3.50%, 3/8/2022	428,000	457,933
4.13%, 8/15/2023	100,000	107,201
Series GMTN, 4.30%, 7/22/2027	135,000	145,160
4.48%, 1/16/2024	300,000	327,768
Series GMTN, 4.90%, 11/17/2045	135,000	146,886
5.61%, 1/15/2044	558,000	663,296
Wells Fargo Bank NA:
1.65%, 1/22/2018	250,000	252,228
5.85%, 2/1/2037	200,000	252,698
Wells Fargo Capital 5.95%, 12/1/2086	125,000	132,886
Westpac Banking Corp.:
1.50%, 12/1/2017	100,000	100,502
1.65%, 5/13/2019	50,000	50,090
1.95%, 11/23/2018	100,000	101,192
2.00%, 8/14/2017	100,000	100,951
2.10%, 5/13/2021 (b)	50,000	50,311
2.25%, 1/17/2019	250,000	254,631
2.60%, 11/23/2020	300,000	309,003
2.85%, 5/13/2026	50,000	50,670
4.88%, 11/19/2019	292,000	321,287

		76,047,801

BEVERAGES — 0.7%
Anheuser-Busch Cos. LLC 6.00%, 11/1/2041	100,000	127,621
Anheuser-Busch InBev Finance, Inc.:
1.90%, 2/1/2019	430,000	437,135
2.65%, 2/1/2021	225,000	233,182
3.30%, 2/1/2023	465,000	488,988
3.65%, 2/1/2026	600,000	642,948
3.70%, 2/1/2024	100,000	107,709
4.70%, 2/1/2036	500,000	562,487
4.90%, 2/1/2046	515,000	602,598
Anheuser-Busch InBev Worldwide, Inc.:
1.38%, 7/15/2017	100,000	100,447
2.50%, 7/15/2022	202,000	203,526
3.75%, 7/15/2042	100,000	99,422
5.38%, 1/15/2020	635,000	712,839

6.38%, 1/15/2040	250,000	330,565
7.75%, 1/15/2019	350,000	404,242
8.20%, 1/15/2039	100,000	156,818
Brown-Forman Corp. 4.50%, 7/15/2045	40,000	45,495
Coca-Cola Co.:
1.15%, 4/1/2018	200,000	201,138
1.38%, 5/30/2019	50,000	50,530
1.65%, 11/1/2018	300,000	306,080
2.55%, 6/1/2026 (b)	50,000	50,994
2.88%, 10/27/2025	200,000	210,037
3.15%, 11/15/2020	94,000	100,808
3.20%, 11/1/2023	300,000	323,495
Coca-Cola Femsa SAB de CV 2.38%, 11/26/2018	150,000	153,150
Diageo Capital PLC:
2.63%, 4/29/2023	200,000	207,114
3.88%, 4/29/2043 (b)	100,000	105,086
5.75%, 10/23/2017	250,000	265,115
Dr Pepper Snapple Group, Inc. 3.20%, 11/15/2021	150,000	156,748
Molson Coors Brewing Co.:
1.45%, 7/15/2019 (d)	55,000	55,170
2.10%, 7/15/2021 (d)	65,000	65,320
3.00%, 7/15/2026 (d)	70,000	70,034
4.20%, 7/15/2046 (d)	60,000	60,354
5.00%, 5/1/2042	50,000	55,970
Pepsi Bottling Group, Inc. Series B, 7.00%, 3/1/2029	100,000	141,963
PepsiCo, Inc.:
1.13%, 7/17/2017	50,000	50,199
1.25%, 4/30/2018	35,000	35,214
1.85%, 4/30/2020	100,000	101,399
2.75%, 3/5/2022	157,000	164,019
2.75%, 4/30/2025	100,000	103,531
3.10%, 7/17/2022 (b)	50,000	53,222
3.50%, 7/17/2025 (b)	601,000	657,418
3.60%, 3/1/2024	100,000	109,717
3.60%, 8/13/2042	320,000	322,973
4.25%, 10/22/2044	75,000	82,330
4.45%, 4/14/2046	50,000	57,305
4.50%, 1/15/2020	100,000	110,795
4.60%, 7/17/2045	35,000	40,899
5.00%, 6/1/2018	60,000	64,578
7.90%, 11/1/2018	100,000	115,440

		9,904,167

BIOTECHNOLOGY — 0.4%
Amgen, Inc.:
2.13%, 5/1/2020	100,000	101,483
2.20%, 5/22/2019	76,000	77,658
3.13%, 5/1/2025 (b)	100,000	103,904
3.63%, 5/22/2024	50,000	53,659
3.88%, 11/15/2021	100,000	108,857
4.10%, 6/15/2021	100,000	109,318
4.40%, 5/1/2045	100,000	103,883
4.50%, 3/15/2020	50,000	54,883
4.56%, 6/15/2048 (e)	100,000	105,491
4.66%, 6/15/2051 (e)	100,000	105,283

See accompanying notes to financial statements.

249

SPDR Barclays Aggregate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

5.15%, 11/15/2041	$399,000	$452,790
5.65%, 6/15/2042	100,000	120,151
5.70%, 2/1/2019	100,000	110,857
5.75%, 3/15/2040	55,000	65,720
Biogen, Inc.:
2.90%, 9/15/2020	150,000	155,325
3.63%, 9/15/2022	55,000	58,324
4.05%, 9/15/2025	155,000	167,390
5.20%, 9/15/2045	65,000	73,830
Celgene Corp.:
2.30%, 8/15/2018	100,000	101,618
2.88%, 8/15/2020	100,000	103,104
3.25%, 8/15/2022	221,000	228,003
3.63%, 5/15/2024	166,000	174,244
3.88%, 8/15/2025 (b)	450,000	479,956
5.00%, 8/15/2045	205,000	226,147
Gilead Sciences, Inc.:
1.85%, 9/4/2018	340,000	345,672
2.35%, 2/1/2020	242,000	249,192
2.55%, 9/1/2020	100,000	103,834
3.25%, 9/1/2022	40,000	42,499
3.50%, 2/1/2025	50,000	53,491
3.65%, 3/1/2026	100,000	108,595
3.70%, 4/1/2024	200,000	216,686
4.50%, 4/1/2021	200,000	223,563
4.50%, 2/1/2045	40,000	43,390
4.60%, 9/1/2035	45,000	50,003
4.75%, 3/1/2046	50,000	56,559
4.80%, 4/1/2044	100,000	112,570

		5,047,932

CHEMICALS — 0.5%
Agrium, Inc.:
3.15%, 10/1/2022	175,000	177,249
4.13%, 3/15/2035	55,000	52,642
6.13%, 1/15/2041	20,000	23,707
Air Products & Chemicals, Inc. 3.35%, 7/31/2024	100,000	106,420
Airgas, Inc. 3.05%, 8/1/2020	100,000	102,986
Cabot Corp. 3.70%, 7/15/2022	200,000	205,284
CF Industries, Inc.:
3.45%, 6/1/2023 (b)	25,000	24,856
5.15%, 3/15/2034	215,000	207,360
7.13%, 5/1/2020	200,000	230,712
Dow Chemical Co.:
4.25%, 11/15/2020	50,000	54,441
4.25%, 10/1/2034	200,000	203,366
5.25%, 11/15/2041	250,000	275,292
8.55%, 5/15/2019	330,000	391,505
Eastman Chemical Co.:
2.70%, 1/15/2020	300,000	307,840
3.60%, 8/15/2022	245,000	255,345
4.65%, 10/15/2044	120,000	122,543
Ecolab, Inc.:
4.35%, 12/8/2021	345,000	386,279
5.50%, 12/8/2041	76,000	93,881
EI du Pont de Nemours & Co.:
2.80%, 2/15/2023	200,000	203,953
5.75%, 3/15/2019	250,000	277,321

LYB International Finance B.V. 4.00%, 7/15/2023	250,000	267,487
LyondellBasell Industries NV:
4.63%, 2/26/2055	150,000	143,998
6.00%, 11/15/2021	300,000	350,321
Methanex Corp. 5.65%, 12/1/2044	100,000	82,750
Monsanto Co.:
2.20%, 7/15/2022	100,000	98,245
3.95%, 4/15/2045	120,000	110,035
4.20%, 7/15/2034	70,000	68,567
4.40%, 7/15/2044	100,000	98,180
Mosaic Co. 4.25%, 11/15/2023 (b)	75,000	80,602
Potash Corp. of Saskatchewan, Inc.:
3.00%, 4/1/2025 (b)	100,000	100,416
3.63%, 3/15/2024	152,000	159,921
5.88%, 12/1/2036	50,000	59,980
PPG Industries, Inc. 5.50%, 11/15/2040	100,000	119,451
Praxair, Inc.:
1.05%, 11/7/2017	50,000	50,039
3.00%, 9/1/2021	250,000	265,180
3.20%, 1/30/2026	100,000	107,569
RPM International, Inc. 3.45%, 11/15/2022	100,000	99,918
Sherwin-Williams Co. 4.00%, 12/15/2042	88,000	87,077
Valspar Corp. 3.30%, 2/1/2025	100,000	100,769

		6,153,487

COMMERCIAL SERVICES — 0.2%
Automatic Data Processing, Inc.:
2.25%, 9/15/2020	100,000	103,821
3.38%, 9/15/2025	50,000	54,352
Block Financial LLC 5.50%, 11/1/2022	100,000	108,461
Board of Trustees of The Leland Stanford Junior University:
3.46%, 5/1/2047	50,000	54,129
4.75%, 5/1/2019	110,000	121,314
Catholic Health Initiatives 4.35%, 11/1/2042	275,000	278,584
Cornell University 5.45%, 2/1/2019	200,000	222,069
Equifax, Inc.:
2.30%, 6/1/2021	300,000	301,847
3.25%, 6/1/2026	50,000	51,490
George Washington University Series 2014, 4.30%, 9/15/2044	50,000	54,621
Massachusetts Institute of Technology 5.60%, 7/1/2111	69,000	96,770
MasterCard, Inc. 3.38%, 4/1/2024	100,000	109,116
Moody’s Corp.:
2.75%, 7/15/2019	176,000	181,794
4.50%, 9/1/2022	115,000	128,820
4.88%, 2/15/2024	100,000	113,420
Northwestern University 3.87%, 12/1/2048	50,000	56,925
S&P Global, Inc.:
3.30%, 8/14/2020	50,000	52,312
4.00%, 6/15/2025	125,000	136,447
4.40%, 2/15/2026	30,000	33,671

See accompanying notes to financial statements.

250

SPDR Barclays Aggregate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Total System Services, Inc. 2.38%, 6/1/2018	$140,000	$140,872
Trustees of Dartmouth College 3.47%, 6/1/2046	35,000	37,079
Verisk Analytics, Inc. 5.80%, 5/1/2021	100,000	114,369
Western Union Co.:
2.88%, 12/10/2017	100,000	101,248
6.20%, 11/17/2036	105,000	111,731

		2,765,262

CONSTRUCTION MATERIALS — 0.0% (a)
CRH America, Inc. 5.75%, 1/15/2021	175,000	198,335
Martin Marietta Materials, Inc. 4.25%, 7/2/2024	30,000	31,786
Owens Corning 4.20%, 12/15/2022	159,000	165,931
Vulcan Materials Co. 7.50%, 6/15/2021	150,000	180,195

		576,247

DISTRIBUTION & WHOLESALE — 0.0% (a)
Ingram Micro, Inc. 5.00%, 8/10/2022	100,000	101,879
WW Grainger, Inc.:
3.75%, 5/15/2046	100,000	104,280
4.60%, 6/15/2045	20,000	23,562

		229,721

DIVERSIFIED FINANCIAL SERVICES — 0.9%
Affiliated Managers Group, Inc. 3.50%, 8/1/2025	50,000	49,255
Air Lease Corp.:
2.13%, 1/15/2018	300,000	299,247
3.38%, 1/15/2019 (b)	50,000	50,970
3.38%, 6/1/2021	35,000	35,719
3.75%, 2/1/2022	225,000	229,819
3.88%, 4/1/2021	75,000	78,119
American Express Co.:
1.55%, 5/22/2018	450,000	451,323
2.65%, 12/2/2022	119,000	120,299
4.05%, 12/3/2042	100,000	103,043
6.15%, 8/28/2017	300,000	317,055
7.00%, 3/19/2018	100,000	109,334
8.13%, 5/20/2019	75,000	88,455
American Express Credit Corp.:
Series MTN, 1.80%, 7/31/2018	50,000	50,470
2.13%, 7/27/2018 (b)	75,000	76,227
2.13%, 3/18/2019	200,000	203,283
Series GMTN, 2.25%, 8/15/2019	100,000	102,017
2.25%, 5/5/2021	250,000	253,221
Series F, 2.60%, 9/14/2020	50,000	51,491
Ameriprise Financial, Inc. 3.70%, 10/15/2024 (b)	150,000	160,329
AXA Financial, Inc. 7.00%, 4/1/2028	100,000	129,052
Bear Stearns Cos. LLC 7.25%, 2/1/2018	100,000	108,777
BGC Partners, Inc. 5.13%, 5/27/2021 (e)	50,000	50,000

BlackRock, Inc. 3.50%, 3/18/2024	225,000	242,422
Brookfield Finance, Inc. 4.25%, 6/2/2026	100,000	102,035
Capital One Bank USA NA:
3.38%, 2/15/2023	300,000	305,903
8.80%, 7/15/2019	100,000	119,117
Charles Schwab Corp.:
1.50%, 3/10/2018 (b)	50,000	50,165
3.00%, 3/10/2025	100,000	103,442
3.45%, 2/13/2026	35,000	37,476
4.45%, 7/22/2020	24,000	26,563
CME Group, Inc. 3.00%, 3/15/2025	203,000	212,044
Credit Suisse USA, Inc. 7.13%, 7/15/2032	250,000	330,706
Discover Financial Services 5.20%, 4/27/2022	100,000	109,625
Franklin Resources, Inc. 2.85%, 3/30/2025 (b)	100,000	101,987
GE Capital International Funding Co Unlimited Co. 4.42%, 11/15/2035 (e)	810,000	906,037
GE Capital International Funding Co. Unlimited Co. 2.34%, 11/15/2020 (e)	1,300,000	1,337,511
General Electric Co.:
Series GMTN, 3.10%, 1/9/2023	100,000	106,415
Series GMTN, 4.63%, 1/7/2021	100,000	112,828
5.30%, 2/11/2021	136,000	157,198
Series GMTN, 5.63%, 9/15/2017	200,000	211,698
Series MTN, 5.88%, 1/14/2038	101,000	135,867
Series GMTN, 6.15%, 8/7/2037	80,000	111,218
Series A, 6.75%, 3/15/2032	84,000	117,830
Series GMTN, 6.88%, 1/10/2039	86,000	128,949
HSBC Finance Corp. 6.68%, 1/15/2021	200,000	223,638
Intercontinental Exchange, Inc. 2.50%, 10/15/2018	100,000	102,601
Invesco Finance PLC 3.75%, 1/15/2026	150,000	159,984
Jefferies Group LLC:
5.13%, 4/13/2018	275,000	287,054
6.25%, 1/15/2036	80,000	80,312
6.45%, 6/8/2027	20,000	21,987
Lazard Group LLC:
3.75%, 2/13/2025	100,000	99,311
4.25%, 11/14/2020	18,000	19,207
Legg Mason, Inc.:
3.95%, 7/15/2024	200,000	200,075
4.75%, 3/15/2026	50,000	52,807
Nasdaq, Inc. 5.55%, 1/15/2020 (b)	200,000	220,785
National Rural Utilities Cooperative Finance Corp.:
2.00%, 1/27/2020	200,000	203,285
2.30%, 11/1/2020	50,000	51,401
2.70%, 2/15/2023	50,000	52,027
2.85%, 1/27/2025	51,000	52,745
Series C, 8.00%, 3/1/2032	210,000	321,046
Nomura Holdings, Inc.:
Series GMTN, 2.75%, 3/19/2019	150,000	153,257
6.70%, 3/4/2020	121,000	140,187

See accompanying notes to financial statements.

251

SPDR Barclays Aggregate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

NYSE Holdings LLC 2.00%, 10/5/2017	$214,000	$216,157
Private Export Funding Corp. Series GG, 2.45%, 7/15/2024	200,000	208,428
Raymond James Financial, Inc. 5.63%, 4/1/2024	100,000	114,351
Synchrony Financial:
2.60%, 1/15/2019	100,000	100,939
2.70%, 2/3/2020	10,000	10,012
3.75%, 8/15/2021	200,000	206,721
4.50%, 7/23/2025	100,000	103,502
TD Ameritrade Holding Corp. 2.95%, 4/1/2022	100,000	103,840
Visa, Inc.:
1.20%, 12/14/2017	55,000	55,364
2.20%, 12/14/2020	157,000	161,531
2.80%, 12/14/2022	150,000	157,829
3.15%, 12/14/2025	250,000	265,524
4.15%, 12/14/2035	60,000	67,459
4.30%, 12/14/2045	430,000	495,290

		12,893,197

ELECTRIC — 1.9%
Alabama Power Co.:
4.30%, 1/2/2046	50,000	56,904
6.00%, 3/1/2039	100,000	132,401
Ameren Illinois Co. 6.13%, 11/15/2017	100,000	106,906
Appalachian Power Co.:
6.38%, 4/1/2036	70,000	88,274
7.00%, 4/1/2038	26,000	35,109
Arizona Public Service Co.:
3.15%, 5/15/2025 (b)	50,000	53,129
3.75%, 5/15/2046	350,000	368,278
5.50%, 9/1/2035	100,000	125,898
Baltimore Gas & Electric Co. 2.80%, 8/15/2022	200,000	207,193
Berkshire Hathaway Energy Co.:
3.75%, 11/15/2023	150,000	164,066
5.75%, 4/1/2018	200,000	215,122
6.13%, 4/1/2036	155,000	203,579
Black Hills Corp. 4.25%, 11/30/2023	100,000	108,514
CenterPoint Energy Houston Electric LLC:
2.25%, 8/1/2022	100,000	101,454
4.50%, 4/1/2044	225,000	264,520
Cleco Corporate Holdings LLC 3.74%, 5/1/2026 (e)	200,000	204,515
Cleco Power LLC 6.00%, 12/1/2040	100,000	124,402
Cleveland Electric Illuminating Co. Series D, 7.88%, 11/1/2017	100,000	108,260
CMS Energy Corp. 3.00%, 5/15/2026	340,000	344,713
Commonwealth Edison Co.:
2.55%, 6/15/2026	50,000	50,802
3.65%, 6/15/2046	50,000	51,140
4.35%, 11/15/2045	200,000	227,763
5.90%, 3/15/2036	100,000	132,677

Connecticut Light & Power Co.:
2.50%, 1/15/2023	150,000	152,859
6.35%, 6/1/2036	75,000	103,287
Consolidated Edison Co. of New York, Inc.:
3.85%, 6/15/2046	50,000	52,118
Series 12-A, 4.20%, 3/15/2042	100,000	107,982
4.45%, 6/15/2020	100,000	110,740
4.45%, 3/15/2044	300,000	335,879
Series 09-C, 5.50%, 12/1/2039	125,000	157,418
Consolidated Edison, Inc. 2.00%, 5/15/2021	65,000	65,490
Consumers Energy Co.:
3.95%, 5/15/2043 (b)	100,000	108,519
4.35%, 8/31/2064	204,000	221,679
5.65%, 9/15/2018	100,000	109,559
Delmarva Power & Light Co. 3.50%, 11/15/2023	100,000	108,018
Dominion Resources, Inc.:
Series A, 1.40%, 9/15/2017	50,000	49,975
2.50%, 12/1/2019	132,000	134,954
2.96%, 7/1/2019 (c)	50,000	50,729
3.63%, 12/1/2024	100,000	104,688
3.90%, 10/1/2025 (b)	125,000	133,161
4.10%, 4/1/2021 (c)	80,000	84,370
Series C, 4.90%, 8/1/2041	350,000	381,944
6.40%, 6/15/2018	250,000	272,799
DTE Electric Co.:
2.65%, 6/15/2022	100,000	104,121
3.65%, 3/15/2024	50,000	55,053
3.70%, 6/1/2046	50,000	52,821
DTE Energy Co.:
2.40%, 12/1/2019	50,000	50,958
6.38%, 4/15/2033	150,000	190,162
Duke Energy Carolinas LLC:
3.75%, 6/1/2045	150,000	156,852
4.00%, 9/30/2042	86,000	92,872
4.25%, 12/15/2041	300,000	334,303
5.30%, 2/15/2040	100,000	126,611
Series C, 7.00%, 11/15/2018	270,000	306,091
Duke Energy Corp.:
3.05%, 8/15/2022	39,000	40,457
3.75%, 4/15/2024	89,000	95,749
4.80%, 12/15/2045 (b)	100,000	115,629
Duke Energy Florida LLC 5.65%, 6/15/2018	175,000	190,285
Duke Energy Indiana LLC 3.75%, 5/15/2046	150,000	154,744
Duke Energy Indiana, Inc. 6.12%, 10/15/2035	100,000	132,081
Duke Energy Progress LLC:
3.25%, 8/15/2025 (b)	50,000	53,816
4.20%, 8/15/2045	50,000	55,954
Edison International 3.75%, 9/15/2017	50,000	51,538
El Paso Electric Co. 5.00%, 12/1/2044	50,000	56,404
Emera US Finance L.P.:
2.15%, 6/15/2019 (e)	20,000	20,123

See accompanying notes to financial statements.

252

SPDR Barclays Aggregate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

3.55%, 6/15/2026 (b) (e)	$65,000	$66,426
4.75%, 6/15/2046 (e)	35,000	35,643
Empresa Nacional de Electricidad SA 4.25%, 4/15/2024	50,000	53,155
Entergy Arkansas, Inc. 3.50%, 4/1/2026	30,000	32,937
Entergy Corp. 5.13%, 9/15/2020	150,000	165,546
Entergy Louisiana LLC:
3.25%, 4/1/2028	200,000	211,943
4.95%, 1/15/2045	75,000	77,827
Entergy Mississippi, Inc. 2.85%, 6/1/2028	50,000	51,026
Entergy Texas, Inc. 7.13%, 2/1/2019	50,000	56,615
Eversource Energy 3.35%, 3/15/2026	50,000	52,592
Exelon Corp.:
2.45%, 4/15/2021	35,000	35,491
3.40%, 4/15/2026	150,000	155,900
3.95%, 6/15/2025	100,000	107,995
4.45%, 4/15/2046	50,000	52,482
Exelon Generation Co. LLC:
2.95%, 1/15/2020 (b)	200,000	205,000
4.00%, 10/1/2020 (b)	400,000	425,924
5.60%, 6/15/2042	100,000	103,949
FirstEnergy Solutions Corp. 6.80%, 8/15/2039	50,000	49,621
Florida Power & Light Co.:
3.13%, 12/1/2025	100,000	106,830
4.05%, 6/1/2042	25,000	27,773
4.05%, 10/1/2044	200,000	224,577
5.69%, 3/1/2040	65,000	87,331
Georgia Power Co.:
4.30%, 3/15/2042	375,000	411,767
Series 10-C, 4.75%, 9/1/2040	100,000	115,188
5.40%, 6/1/2040	100,000	124,716
Great Plains Energy, Inc. 4.85%, 6/1/2021	120,000	131,713
Iberdrola International B.V. 6.75%, 7/15/2036	125,000	160,611
Indiana Michigan Power Co.:
Series J, 3.20%, 3/15/2023	100,000	104,002
Series K, 4.55%, 3/15/2046	30,000	32,744
Interstate Power & Light Co. 6.25%, 7/15/2039	50,000	69,990
ITC Holdings Corp.:
3.25%, 6/30/2026	30,000	30,090
3.65%, 6/15/2024	25,000	25,999
Kansas City Power & Light Co. 3.65%, 8/15/2025	50,000	53,139
LG&E and KU Energy LLC 3.75%, 11/15/2020	100,000	106,831
MidAmerican Energy Co.:
3.50%, 10/15/2024	100,000	109,189
4.25%, 5/1/2046	70,000	79,646
4.80%, 9/15/2043	150,000	182,319
Nevada Power Co.:
5.45%, 5/15/2041	60,000	76,031
Series N, 6.65%, 4/1/2036	100,000	136,525
Series R, 6.75%, 7/1/2037	15,000	20,916

NextEra Energy Capital Holdings, Inc.:
2.30%, 4/1/2019	15,000	15,259
2.40%, 9/15/2019	150,000	152,925
4.50%, 6/1/2021 (b)	200,000	220,158
NiSource Finance Corp.:
4.80%, 2/15/2044	50,000	57,352
5.45%, 9/15/2020	12,000	13,602
5.80%, 2/1/2042	135,000	172,870
6.40%, 3/15/2018	70,000	75,701
Northern States Power Co.:
4.85%, 8/15/2040	100,000	123,134
6.25%, 6/1/2036	150,000	209,199
NSTAR Electric Co. 2.70%, 6/1/2026	50,000	51,095
Oglethorpe Power Corp. 4.55%, 6/1/2044	200,000	215,747
Ohio Edison Co. 8.25%, 10/15/2038	25,000	37,566
Ohio Power Co.:
6.05%, 5/1/2018	300,000	322,648
Series G, 6.60%, 2/15/2033	45,000	57,107
Oklahoma Gas & Electric Co. 4.00%, 12/15/2044	100,000	106,372
Oncor Electric Delivery Co. LLC:
5.30%, 6/1/2042	30,000	37,662
6.80%, 9/1/2018	265,000	295,055
7.00%, 5/1/2032	140,000	192,619
Pacific Gas & Electric Co.:
3.25%, 6/15/2023	200,000	213,102
3.50%, 6/15/2025	95,000	103,056
4.25%, 3/15/2046	50,000	55,407
4.50%, 12/15/2041	25,000	28,350
4.75%, 2/15/2044	200,000	234,800
6.05%, 3/1/2034	200,000	264,723
PacifiCorp:
3.60%, 4/1/2024 (b)	200,000	219,199
3.85%, 6/15/2021	200,000	220,179
4.10%, 2/1/2042	50,000	55,025
PECO Energy Co. 4.15%, 10/1/2044	100,000	111,953
PG&E Corp. 2.40%, 3/1/2019	250,000	254,371
PPL Capital Funding, Inc.:
3.10%, 5/15/2026	150,000	150,942
3.50%, 12/1/2022	200,000	212,131
PPL Electric Utilities Corp.:
2.50%, 9/1/2022	100,000	103,088
4.15%, 10/1/2045	100,000	111,427
5.20%, 7/15/2041	50,000	62,915
Progress Energy, Inc. 7.75%, 3/1/2031	455,000	643,260
PSEG Power LLC:
3.00%, 6/15/2021 (b)	100,000	100,746
5.13%, 4/15/2020	80,000	87,438
Public Service Co. of Colorado:
2.90%, 5/15/2025	200,000	209,177
3.20%, 11/15/2020	100,000	106,702
3.55%, 6/15/2046	50,000	51,719

See accompanying notes to financial statements.

253

SPDR Barclays Aggregate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Public Service Co. of New Mexico 3.85%, 8/1/2025 (b)	$50,000	$52,743
Public Service Co. of Oklahoma 4.40%, 2/1/2021	100,000	109,335
Public Service Electric & Gas Co.:
Series I, 1.80%, 6/1/2019	50,000	50,868
Series MTN, 1.90%, 3/15/2021	25,000	25,484
Series MTN, 2.38%, 5/15/2023	150,000	152,778
Series MTN, 3.80%, 3/1/2046	50,000	54,215
Series MTN, 3.95%, 5/1/2042	25,000	27,706
Series K, 4.05%, 5/1/2045	100,000	112,445
Series MTN, 4.15%, 11/1/2045	100,000	114,010
Puget Energy, Inc.:
3.65%, 5/15/2025	50,000	51,099
6.00%, 9/1/2021	100,000	115,108
Puget Sound Energy, Inc.: 5.64%, 4/15/2041	106,000	139,438
7.02%, 12/1/2027	100,000	139,037
San Diego Gas & Electric Co.:
2.50%, 5/15/2026	250,000	253,337
4.30%, 4/1/2042	200,000	229,410
Series FFF, 6.13%, 9/15/2037	115,000	157,907
Sierra Pacific Power Co. 2.60%, 5/1/2026 (e)	300,000	305,770
South Carolina Electric & Gas Co.:
4.10%, 6/15/2046	50,000	52,326
4.35%, 2/1/2042 (b)	200,000	216,157
4.50%, 6/1/2064	35,000	36,301
5.45%, 2/1/2041	100,000	123,793
Southern California Edison Co.:
3.88%, 6/1/2021	70,000	77,085
5.50%, 3/15/2040	450,000	589,391
Southern Co.:
1.55%, 7/1/2018	65,000	65,433
1.85%, 7/1/2019	70,000	70,807
2.35%, 7/1/2021	150,000	152,833
2.75%, 6/15/2020	50,000	51,589
2.95%, 7/1/2023	50,000	51,700
3.25%, 7/1/2026	150,000	155,146
4.25%, 7/1/2036	60,000	63,562
4.40%, 7/1/2046	150,000	160,188
Southern Power Co. 4.15%, 12/1/2025	200,000	213,611
Southwestern Electric Power Co.:
Series J, 3.90%, 4/1/2045	100,000	96,390
6.45%, 1/15/2019	100,000	110,948
Southwestern Public Service Co.:
3.30%, 6/15/2024	50,000	53,357
6.00%, 10/1/2036	100,000	129,291
Tampa Electric Co.:
2.60%, 9/15/2022	100,000	102,701
4.10%, 6/15/2042	75,000	79,982
6.10%, 5/15/2018	100,000	107,895
Tri-State Generation & Transmission Association, Inc. 4.25%, 6/1/2046 (e)	50,000	52,909
Tucson Electric Power Co. 3.05%, 3/15/2025	150,000	151,178

Union Electric Co. 3.65%, 4/15/2045	60,000	61,989
Virginia Electric & Power Co.:
2.75%, 3/15/2023	100,000	103,756
Series A, 3.15%, 1/15/2026	105,000	111,305
5.40%, 4/30/2018	100,000	107,539
Westar Energy, Inc.:
3.25%, 12/1/2025	200,000	213,163
4.10%, 4/1/2043	100,000	109,067
Western Massachusetts Electric Co. 3.50%, 9/15/2021	150,000	159,944
Wisconsin Electric Power Co.:
2.95%, 9/15/2021	250,000	262,541
4.30%, 12/15/2045	100,000	114,189
Wisconsin Power & Light Co. 6.38%, 8/15/2037	100,000	139,969
Xcel Energy, Inc.:
2.40%, 3/15/2021	100,000	102,716
4.70%, 5/15/2020 (b)	100,000	109,291

		25,722,923

ELECTRICAL COMPONENTS & EQUIPMENT — 0.0% (a)
Emerson Electric Co.:
2.63%, 2/15/2023	250,000	257,273
4.88%, 10/15/2019	100,000	110,942
Hubbell, Inc. 3.35%, 3/1/2026	50,000	51,243

		419,458

ELECTRONICS — 0.2%
Agilent Technologies, Inc. 5.00%, 7/15/2020	200,000	220,347
Amphenol Corp. 1.55%, 9/15/2017	50,000	50,094
Arrow Electronics, Inc. 3.00%, 3/1/2018 (b)	75,000	75,678
Avnet, Inc.:
4.63%, 4/15/2026	25,000	25,938
4.88%, 12/1/2022	125,000	135,060
Corning, Inc.:
1.45%, 11/15/2017	100,000	99,943
4.70%, 3/15/2037	100,000	104,530
Flextronics International, Ltd. 4.75%, 6/15/2025	50,000	51,250
FLIR Systems, Inc. 3.13%, 6/15/2021	25,000	25,557
Fortive Corp.:
1.80%, 6/15/2019 (e)	25,000	25,176
2.35%, 6/15/2021 (e)	50,000	50,681
3.15%, 6/15/2026 (e)	50,000	51,590
4.30%, 6/15/2046 (e)	25,000	26,628
Honeywell International, Inc.:
4.25%, 3/1/2021	50,000	55,970
5.30%, 3/1/2018	250,000	267,843
Series 30, 5.38%, 3/1/2041	100,000	132,694
Jabil Circuit, Inc. 8.25%, 3/15/2018	100,000	109,000
Keysight Technologies, Inc. 3.30%, 10/30/2019	150,000	150,894
Koninklijke Philips NV:
3.75%, 3/15/2022	200,000	213,047
6.88%, 3/11/2038	100,000	129,944

See accompanying notes to financial statements.

254

SPDR Barclays Aggregate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Thermo Fisher Scientific, Inc. 3.15%, 1/15/2023	$115,000	$118,015

		2,119,879

ENGINEERING & CONSTRUCTION — 0.0% (a)
ABB Finance USA, Inc. 4.38%, 5/8/2042	206,000	234,023
Fluor Corp. 3.38%, 9/15/2021	80,000	85,024

		319,047

ENVIRONMENTAL CONTROL — 0.1%
Republic Services, Inc.:
2.90%, 7/1/2026 (d)	55,000	56,059
4.75%, 5/15/2023	250,000	285,539
5.00%, 3/1/2020 (b)	100,000	110,871
Waste Management, Inc.:
2.40%, 5/15/2023	100,000	101,447
3.50%, 5/15/2024	150,000	161,602
4.10%, 3/1/2045	200,000	216,672

		932,190

FOOD — 0.5%
Campbell Soup Co.:
3.30%, 3/19/2025	50,000	52,511
3.80%, 8/2/2042	300,000	295,350
ConAgra Foods, Inc.:
1.90%, 1/25/2018	250,000	251,845
3.20%, 1/25/2023	287,000	295,381
Delhaize Group 5.70%, 10/1/2040	30,000	35,205
Flowers Foods, Inc. 4.38%, 4/1/2022 (b)	300,000	328,495
General Mills, Inc. 1.40%, 10/20/2017 (b)	200,000	201,183
Hershey Co. 2.63%, 5/1/2023	100,000	103,873
Ingredion, Inc. 4.63%, 11/1/2020	200,000	219,372
JM Smucker Co.:
3.50%, 3/15/2025	100,000	107,661
4.25%, 3/15/2035	300,000	323,596
4.38%, 3/15/2045	25,000	27,198
Kellogg Co.:
3.13%, 5/17/2022 (b)	100,000	103,312
3.25%, 5/21/2018 (b)	65,000	67,244
3.25%, 4/1/2026	30,000	30,822
4.50%, 4/1/2046	50,000	53,371
Kraft Heinz Foods Co.:
2.00%, 7/2/2018 (e)	30,000	30,395
2.80%, 7/2/2020 (e)	50,000	51,875
3.00%, 6/1/2026 (e)	80,000	80,843
3.50%, 6/6/2022 (b)	263,000	279,425
3.50%, 7/15/2022 (e)	50,000	53,039
3.95%, 7/15/2025 (e)	250,000	272,586
4.38%, 6/1/2046 (e)	85,000	89,796
5.00%, 7/15/2035 (e)	20,000	22,898
5.00%, 6/4/2042	225,000	257,726
5.20%, 7/15/2045 (e)	20,000	23,586
6.13%, 8/23/2018	100,000	109,741
Kroger Co.:
5.40%, 7/15/2040	250,000	293,950
6.15%, 1/15/2020	100,000	114,979
6.90%, 4/15/2038	26,000	35,339
8.00%, 9/15/2029	49,000	70,246

McCormick & Co., Inc. 3.25%, 11/15/2025	35,000	37,590
Mondelez International, Inc.:
4.00%, 2/1/2024	116,000	128,050
5.38%, 2/10/2020	150,000	169,690
6.50%, 2/9/2040	180,000	244,431
Sysco Corp.:
1.90%, 4/1/2019	30,000	30,310
2.50%, 7/15/2021	70,000	71,428
2.60%, 10/1/2020	50,000	51,365
2.60%, 6/12/2022 (b)	150,000	152,362
3.30%, 7/15/2026	50,000	51,849
3.75%, 10/1/2025	25,000	26,889
4.50%, 4/1/2046	50,000	53,431
4.85%, 10/1/2045	35,000	39,311
Tyson Foods, Inc.:
3.95%, 8/15/2024	120,000	129,476
5.15%, 8/15/2044	200,000	229,623
Unilever Capital Corp.:
0.85%, 8/2/2017	100,000	100,117
4.25%, 2/10/2021	150,000	167,767
5.90%, 11/15/2032	101,000	140,026
Whole Foods Market, Inc. 5.20%, 12/3/2025 (e)	50,000	53,404

		6,159,962

FOREST PRODUCTS & PAPER — 0.1%
Celulosa Arauco y Constitucion SA 7.25%, 7/29/2019	350,000	398,115
Domtar Corp. 6.25%, 9/1/2042	100,000	103,741
Georgia-Pacific LLC 7.25%, 6/1/2028	190,000	259,059
International Paper Co.:
5.15%, 5/15/2046	150,000	161,562
6.00%, 11/15/2041	20,000	23,094
7.50%, 8/15/2021	250,000	305,496
Plum Creek Timberlands L.P. 3.25%, 3/15/2023	100,000	100,032

		1,351,099

GAS — 0.1%
Atmos Energy Corp. 4.13%, 10/15/2044 (b)	130,000	140,363
CenterPoint Energy Resources Corp. 6.13%, 11/1/2017	100,000	105,572
National Fuel Gas Co.:
3.75%, 3/1/2023	63,000	61,205
5.20%, 7/15/2025	50,000	52,000
ONE Gas, Inc. 2.07%, 2/1/2019	195,000	197,693
Sempra Energy:
2.85%, 11/15/2020	50,000	51,499
2.88%, 10/1/2022	15,000	15,341
3.75%, 11/15/2025	50,000	52,997
6.00%, 10/15/2039	150,000	183,863
Southern California Gas Co. 2.60%, 6/15/2026	50,000	51,235

		911,768

HAND & MACHINE TOOLS — 0.0% (a)
Snap-on, Inc. 4.25%, 1/15/2018	100,000	104,524

See accompanying notes to financial statements.

255

SPDR Barclays Aggregate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Stanley Black & Decker, Inc.:
2.45%, 11/17/2018	$100,000	$101,761
3.40%, 12/1/2021	60,000	63,605

		269,890

HEALTH CARE PRODUCTS — 0.5%
Becton Dickinson and Co.:
1.80%, 12/15/2017	100,000	100,803
2.68%, 12/15/2019	284,000	291,469
3.30%, 3/1/2023	50,000	52,073
3.73%, 12/15/2024	119,000	128,056
4.88%, 5/15/2044	100,000	114,200
5.00%, 11/12/2040	100,000	112,206
Boston Scientific Corp.:
2.65%, 10/1/2018	200,000	203,988
6.00%, 1/15/2020	250,000	281,853
Covidien International Finance SA 4.20%, 6/15/2020	200,000	219,572
CR Bard, Inc.:
1.38%, 1/15/2018	100,000	99,929
3.00%, 5/15/2026	150,000	153,479
Danaher Corp.:
1.65%, 9/15/2018	35,000	35,524
3.35%, 9/15/2025	65,000	71,466
3.90%, 6/23/2021	53,000	58,365
4.38%, 9/15/2045	60,000	70,119
Life Technologies Corp. 6.00%, 3/1/2020	300,000	337,849
Medtronic, Inc.:
1.38%, 4/1/2018	200,000	200,805
2.50%, 3/15/2020	100,000	103,353
3.13%, 3/15/2022	330,000	349,362
3.15%, 3/15/2022	711,000	755,463
3.50%, 3/15/2025	400,000	436,203
4.38%, 3/15/2035	100,000	112,152
4.63%, 3/15/2045	200,000	233,122
St Jude Medical, Inc.:
2.80%, 9/15/2020	50,000	51,746
3.25%, 4/15/2023	150,000	154,059
3.88%, 9/15/2025 (b)	40,000	42,587
Stryker Corp.:
1.30%, 4/1/2018	100,000	100,100
2.00%, 3/8/2019	30,000	30,429
2.63%, 3/15/2021	50,000	51,720
3.38%, 11/1/2025	50,000	52,520
3.50%, 3/15/2026	25,000	26,500
4.10%, 4/1/2043	200,000	204,370
4.63%, 3/15/2046	30,000	33,573
Thermo Fisher Scientific, Inc.:
2.15%, 12/14/2018	60,000	60,513
3.00%, 4/15/2023	145,000	147,647
3.65%, 12/15/2025	100,000	104,832
Zimmer Biomet Holdings, Inc.:
2.00%, 4/1/2018	150,000	150,586
2.70%, 4/1/2020	150,000	151,490
3.55%, 4/1/2025	70,000	71,840
4.25%, 8/15/2035	45,000	45,200
4.45%, 8/15/2045	125,000	125,701
4.63%, 11/30/2019	100,000	107,811

		6,234,635

HEALTH CARE SERVICES — 0.4%
Aetna, Inc.:
1.70%, 6/7/2018 (b)	30,000	30,233
1.90%, 6/7/2019	70,000	70,992
2.20%, 3/15/2019	100,000	101,909
2.40%, 6/15/2021	80,000	81,910
2.80%, 6/15/2023	55,000	56,312
3.20%, 6/15/2026	110,000	113,299
3.95%, 9/1/2020	150,000	161,230
4.25%, 6/15/2036	60,000	62,302
4.38%, 6/15/2046	80,000	83,390
4.50%, 5/15/2042	141,000	150,647
6.63%, 6/15/2036	149,000	198,342
Anthem, Inc.:
1.88%, 1/15/2018	250,000	251,262
3.30%, 1/15/2023	250,000	258,262
4.63%, 5/15/2042	145,000	152,424
4.65%, 1/15/2043	100,000	105,588
5.95%, 12/15/2034	68,000	80,889
Ascension Health 3.95%, 11/15/2046	65,000	70,445
Baylor Scott & White Holdings:
3.97%, 11/15/2046	50,000	52,724
4.19%, 11/15/2045	65,000	70,988
Cigna Corp.:
3.25%, 4/15/2025	50,000	50,957
4.00%, 2/15/2022	50,000	53,632
4.50%, 3/15/2021	200,000	217,957
5.38%, 2/15/2042	70,000	81,904
5.88%, 3/15/2041	75,000	91,178
Coventry Health Care, Inc. 5.45%, 6/15/2021	100,000	114,479
Howard Hughes Medical Institute 3.50%, 9/1/2023	50,000	55,003
Humana, Inc.:
3.85%, 10/1/2024	175,000	186,223
4.63%, 12/1/2042	180,000	187,214
Laboratory Corp. of America Holdings:
2.20%, 8/23/2017 (b)	200,000	201,600
2.63%, 2/1/2020	16,000	16,280
4.63%, 11/15/2020	10,000	10,903
Mayo Clinic 4.13%, 11/15/2052	50,000	55,550
Memorial Sloan-Kettering Cancer Center Series 2015, 4.20%, 7/1/2055	64,000	71,076
New York and Presbyterian Hospital:
4.02%, 8/1/2045	25,000	27,162
4.76%, 8/1/2116	50,000	53,888
Quest Diagnostics, Inc. 2.70%, 4/1/2019	230,000	235,494
UnitedHealth Group, Inc.:
1.70%, 2/15/2019	100,000	101,144
1.90%, 7/16/2018	230,000	233,509
2.13%, 3/15/2021	100,000	101,845
2.70%, 7/15/2020	60,000	62,535
3.10%, 3/15/2026	100,000	104,486
3.75%, 7/15/2025	100,000	109,680
3.88%, 10/15/2020	100,000	108,802

See accompanying notes to financial statements.

256

SPDR Barclays Aggregate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

4.63%, 11/15/2041	$280,000	$321,120
4.75%, 7/15/2045	201,000	238,969
5.95%, 2/15/2041	20,000	26,886
6.00%, 2/15/2018	200,000	215,570
6.88%, 2/15/2038	256,000	373,048

		5,861,242

HOLDING COMPANIES-DIVERS — 0.0% (a)
Leucadia National Corp. 5.50%, 10/18/2023	100,000	101,000
MUFG Americas Holdings Corp. 2.25%, 2/10/2020	322,000	324,562

		425,562

HOME FURNISHINGS — 0.0% (a)
Whirlpool Corp.:
3.70%, 5/1/2025 (b)	100,000	105,997
4.00%, 3/1/2024	60,000	64,744
4.50%, 6/1/2046	35,000	36,490

		207,231

HOUSEHOLD PRODUCTS — 0.1%
Colgate-Palmolive Co.:
Series MTN, 1.95%, 2/1/2023	100,000	101,398
Series MTN, 4.00%, 8/15/2045	100,000	114,769
Estee Lauder Cos., Inc.:
1.70%, 5/10/2021	200,000	201,883
3.70%, 8/15/2042	100,000	102,279
Procter & Gamble Co.:
1.85%, 2/2/2021	50,000	51,075
2.30%, 2/6/2022	239,000	247,727
2.70%, 2/2/2026	50,000	52,930
4.70%, 2/15/2019	250,000	273,503
5.55%, 3/5/2037	135,000	185,334

		1,330,898

HOUSEHOLD PRODUCTS & WARES — 0.1%
Church & Dwight Co., Inc.
2.45%, 12/15/2019	50,000	50,559
Clorox Co. 3.50%, 12/15/2024	116,000	123,810
Kimberly-Clark Corp.:
1.40%, 2/15/2019 (b)	35,000	35,402
2.15%, 8/15/2020	50,000	51,568
2.40%, 3/1/2022	100,000	103,958
2.75%, 2/15/2026	50,000	52,398
5.30%, 3/1/2041	45,000	59,513
6.63%, 8/1/2037	100,000	148,351

		625,559

HOUSEWARES — 0.1%
Newell Brands, Inc.:
2.60%, 3/29/2019	45,000	46,111
2.88%, 12/1/2019	100,000	101,336
3.15%, 4/1/2021	350,000	362,383
3.85%, 4/1/2023 (b)	60,000	63,552
3.90%, 11/1/2025	50,000	51,922
4.20%, 4/1/2026	75,000	81,330
5.38%, 4/1/2036	30,000	34,598
5.50%, 4/1/2046	40,000	47,457
Tupperware Brands Corp. 4.75%, 6/1/2021 (b)	400,000	428,209

		1,216,898

INSURANCE — 0.9%
AEGON Funding Co. LLC 5.75%, 12/15/2020	8,000	9,193
Aflac, Inc. 3.63%, 11/15/2024	300,000	320,796
Alleghany Corp. 4.90%, 9/15/2044	125,000	126,607
Allied World Assurance Co. Holdings, Ltd. 5.50%, 11/15/2020	100,000	111,188
Allstate Corp:
5.95%, 4/1/2036	165,000	216,273
7.45%, 5/16/2019 (b)	50,000	58,254
American International Group, Inc.:
3.30%, 3/1/2021	140,000	145,963
3.38%, 8/15/2020	8,000	8,380
3.75%, 7/10/2025	35,000	35,672
3.90%, 4/1/2026	200,000	206,508
4.38%, 1/15/2055	325,000	300,042
4.50%, 7/16/2044	150,000	145,690
4.70%, 7/10/2035	50,000	51,790
4.88%, 6/1/2022	100,000	111,326
Series MTN, 5.85%, 1/16/2018	100,000	106,776
Aon Corp. 5.00%, 9/30/2020	22,000	24,517
Aon PLC:
2.80%, 3/15/2021	50,000	51,013
3.50%, 6/14/2024	100,000	102,625
4.00%, 11/27/2023	100,000	105,643
4.25%, 12/12/2042	50,000	47,965
4.60%, 6/14/2044	50,000	51,067
Arch Capital Group US, Inc. 5.14%, 11/1/2043	50,000	53,273
Assurant, Inc. 4.00%, 3/15/2023 (b)	100,000	102,394
AXA SA 8.60%, 12/15/2030	100,000	133,000
Berkshire Hathaway Finance Corp.:
1.70%, 3/15/2019	90,000	91,471
2.00%, 8/15/2018	100,000	101,794
4.30%, 5/15/2043	50,000	54,944
5.40%, 5/15/2018 (b)	100,000	108,156
Berkshire Hathaway, Inc.:
2.20%, 3/15/2021 (b)	55,000	56,725
3.13%, 3/15/2026	580,000	608,145
3.75%, 8/15/2021 (b)	100,000	109,937
Chubb Corp.:
5.75%, 5/15/2018	100,000	108,277
6.00%, 5/11/2037	100,000	134,724
Chubb INA Holdings, Inc.:
2.70%, 3/13/2023	100,000	102,379
3.35%, 5/3/2026	100,000	106,379
5.80%, 3/15/2018 (b)	400,000	430,668
Cincinnati Financial Corp.
6.13%, 11/1/2034	100,000	121,332
CNA Financial Corp.:
4.50%, 3/1/2026	50,000	53,302
5.88%, 8/15/2020	8,000	8,979
7.35%, 11/15/2019	100,000	115,394
Hanover Insurance Group, Inc. 4.50%, 4/15/2026	50,000	51,508
Hartford Financial Services Group, Inc.:
5.50%, 3/30/2020	10,000	11,263
6.63%, 3/30/2040	100,000	126,769

See accompanying notes to financial statements.

257

SPDR Barclays Aggregate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Horace Mann Educators Corp. 4.50%, 12/1/2025	$50,000	$52,513
Kemper Corp. 4.35%, 2/15/2025	50,000	51,434
Lincoln National Corp.:
3.35%, 3/9/2025 (b)	50,000	49,833
4.00%, 9/1/2023	100,000	103,821
6.30%, 10/9/2037	100,000	117,845
Loews Corp. 4.13%, 5/15/2043	300,000	300,468
Manulife Financial Corp.:
4.15%, 3/4/2026	50,000	53,305
4.90%, 9/17/2020	18,000	19,856
5.38%, 3/4/2046	50,000	58,354
Markel Corp.:
3.63%, 3/30/2023	100,000	103,083
5.00%, 4/5/2046	50,000	52,927
Marsh & McLennan Cos., Inc.:
2.35%, 3/6/2020	8,000	8,148
3.30%, 3/14/2023	100,000	103,591
3.50%, 6/3/2024	75,000	77,740
3.50%, 3/10/2025	75,000	77,810
3.75%, 3/14/2026	112,000	117,978
MetLife, Inc.:
3.60%, 11/13/2025 (b)	100,000	104,964
Series D, 4.37%, 9/15/2023	100,000	110,647
4.60%, 5/13/2046	100,000	106,446
4.88%, 11/13/2043	150,000	164,687
5.70%, 6/15/2035	155,000	184,838
5.88%, 2/6/2041	250,000	310,059
6.40%, 12/15/2036	100,000	106,250
7.72%, 2/15/2019	150,000	173,235
Nationwide Financial Services, Inc. Series JR, 6.75%, 5/15/2037	100,000	102,500
Old Republic International Corp.
4.88%, 10/1/2024	300,000	319,323
Principal Financial Group, Inc.:
1.85%, 11/15/2017	150,000	150,828
3.40%, 5/15/2025	50,000	50,581
Progressive Corp. 4.35%, 4/25/2044	200,000	225,644
Prudential Financial, Inc.:
Series MTN, 2.30%, 8/15/2018	177,000	180,910
Series MTN, 4.50%, 11/15/2020	10,000	11,013
Series MTN, 4.50%, 11/16/2021	650,000	728,362
Series MTN, 5.38%, 6/21/2020	12,000	13,522
Series MTN, 5.80%, 11/16/2041	50,000	59,221
Reinsurance Group of America, Inc. 3.95%, 9/15/2026	60,000	62,286
StanCorp Financial Group, Inc. 5.00%, 8/15/2022	200,000	216,225
Symetra Financial Corp. 4.25%, 7/15/2024	200,000	204,867
Travelers Cos., Inc.:
3.75%, 5/15/2046	50,000	52,140
3.90%, 11/1/2020	116,000	126,794
Series MTN, 5.75%, 12/15/2017 (b)	250,000	266,582
Trinity Acquisition PLC:
3.50%, 9/15/2021	50,000	51,744
4.40%, 3/15/2026	250,000	260,522
6.13%, 8/15/2043	300,000	332,365

Unum Group:
4.00%, 3/15/2024	100,000	103,592
5.75%, 8/15/2042	50,000	54,928
Voya Financial, Inc.:
2.90%, 2/15/2018	77,000	78,793
3.65%, 6/15/2026	50,000	50,565
4.80%, 6/15/2046	30,000	30,406
5.70%, 7/15/2043	100,000	111,672
Willis Towers Watson PLC 5.75%, 3/15/2021	100,000	112,377
WR Berkley Corp.:
4.63%, 3/15/2022	50,000	54,325
4.75%, 8/1/2044	150,000	154,362
XLIT, Ltd.:
4.45%, 3/31/2025	430,000	433,877
5.75%, 10/1/2021	100,000	114,489

		12,452,748

INTERNET — 0.2%
Alibaba Group Holding, Ltd.:
2.50%, 11/28/2019	300,000	303,721
3.13%, 11/28/2021	100,000	102,880
3.60%, 11/28/2024	117,000	120,047
Alphabet, Inc. 3.63%, 5/19/2021	100,000	110,891
Amazon.com, Inc.:
1.20%, 11/29/2017	125,000	125,627
3.30%, 12/5/2021	100,000	107,785
4.80%, 12/5/2034	200,000	235,428
4.95%, 12/5/2044	225,000	272,147
Baidu, Inc. 3.50%, 11/28/2022	200,000	205,846
eBay, Inc.:
1.35%, 7/15/2017	100,000	100,060
2.20%, 8/1/2019 (b)	50,000	50,721
2.50%, 3/9/2018	25,000	25,469
2.60%, 7/15/2022	100,000	99,639
3.80%, 3/9/2022	50,000	52,749
4.00%, 7/15/2042	200,000	166,842
Expedia, Inc. 4.50%, 8/15/2024	200,000	205,413
JD.com, Inc. 3.88%, 4/29/2026	200,000	189,627
Priceline Group, Inc. 3.60%, 6/1/2026	100,000	103,183
Symantec Corp. 4.20%, 9/15/2020	51,000	52,858

		2,630,933

INVESTMENT COMPANY SECURITY — 0.0% (a)
Ares Capital Corp. 3.88%, 1/15/2020	44,000	45,379
FS Investment Corp. 4.75%, 5/15/2022	100,000	100,425

		145,804

IRON/STEEL — 0.1%
Nucor Corp. 5.75%, 12/1/2017	250,000	263,958
Vale Overseas, Ltd.:
4.38%, 1/11/2022 (b)	400,000	374,500
5.63%, 9/15/2019 (b)	50,000	51,500
6.88%, 11/21/2036 (b)	180,000	165,825
6.88%, 11/10/2039	165,000	149,944
Worthington Industries, Inc. 4.55%, 4/15/2026	20,000	20,646

		1,026,373

See accompanying notes to financial statements.

258

SPDR Barclays Aggregate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

IT SERVICES — 0.7%
Apple, Inc.:
1.00%, 5/3/2018	$150,000	$150,295
1.30%, 2/23/2018	25,000	25,174
1.70%, 2/22/2019 (b)	235,000	238,752
2.00%, 5/6/2020	200,000	204,895
2.10%, 5/6/2019	346,000	355,522
2.25%, 2/23/2021	100,000	102,826
2.40%, 5/3/2023	175,000	178,054
2.50%, 2/9/2025	150,000	151,809
2.70%, 5/13/2022	115,000	120,312
2.85%, 5/6/2021	300,000	316,630
2.85%, 2/23/2023	100,000	104,972
3.20%, 5/13/2025	100,000	106,318
3.25%, 2/23/2026	305,000	323,934
3.45%, 5/6/2024	250,000	271,010
3.45%, 2/9/2045	100,000	93,842
3.85%, 5/4/2043	225,000	225,178
4.38%, 5/13/2045	65,000	70,023
4.50%, 2/23/2036	100,000	111,558
4.65%, 2/23/2046	220,000	247,125
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48%, 6/1/2019 (e)	535,000	547,904
4.42%, 6/15/2021 (e)	600,000	616,559
5.45%, 6/15/2023 (e)	200,000	206,902
6.02%, 6/15/2026 (e)	125,000	129,794
8.10%, 7/15/2036 (e)	65,000	69,887
8.35%, 7/15/2046 (e)	70,000	75,380
EMC Corp.:
1.88%, 6/1/2018	225,000	218,813
3.38%, 6/1/2023 (b)	400,000	363,000
Hewlett Packard Enterprise Co.:
2.85%, 10/5/2018 (e)	150,000	153,433
3.60%, 10/15/2020 (b) (e)	100,000	104,141
4.40%, 10/15/2022 (e)	100,000	106,652
4.90%, 10/15/2025 (e)	350,000	364,140
6.20%, 10/15/2035 (e)	115,000	116,070
6.35%, 10/15/2045 (e)	100,000	99,791
HP Enterprise Services LLC 7.45%, 10/15/2029	90,000	107,856
HP, Inc.:
4.05%, 9/15/2022 (b)	122,000	128,387
4.30%, 6/1/2021	100,000	106,441
4.65%, 12/9/2021	203,000	219,320
International Business Machines Corp.:
1.13%, 2/6/2018	150,000	150,601
1.80%, 5/17/2019	100,000	101,789
1.95%, 2/12/2019 (b)	250,000	256,013
2.25%, 2/19/2021 (b)	100,000	102,959
3.45%, 2/19/2026	150,000	162,473
3.63%, 2/12/2024	175,000	190,797
4.00%, 6/20/2042 (b)	100,000	106,449
5.70%, 9/14/2017	210,000	222,312
5.88%, 11/29/2032	170,000	219,207
6.22%, 8/1/2027	200,000	262,675
7.00%, 10/30/2025 (b)	100,000	135,506

NetApp, Inc.:
2.00%, 12/15/2017	100,000	100,298
3.38%, 6/15/2021 (b)	50,000	50,686
Seagate HDD Cayman:
3.75%, 11/15/2018 (b)	200,000	200,000
5.75%, 12/1/2034	125,000	86,875

		9,481,339

LEISURE TIME — 0.0% (a)
Carnival Corp. 3.95%, 10/15/2020	67,000	72,157
Harley-Davidson, Inc.:
3.50%, 7/28/2025	50,000	53,146
4.63%, 7/28/2045	50,000	54,705

		180,008

LODGING — 0.1%
Hyatt Hotels Corp. 4.85%, 3/15/2026	25,000	27,288
Marriott International, Inc.:
3.38%, 10/15/2020	125,000	131,067
3.75%, 10/1/2025	150,000	159,493
Starwood Hotels & Resorts Worldwide, Inc. 3.13%, 2/15/2023	378,000	383,042

		700,890

MACHINERY, CONSTRUCTION & MINING — 0.1%
Caterpillar Financial Services Corp.:
Series MTN, 1.35%, 5/18/2019	200,000	200,987
Series GMTN, 1.50%, 2/23/2018	50,000	50,454
Series GMTN, 1.70%, 6/16/2018	100,000	101,175
Series MTN, 2.00%, 3/5/2020 (b)	210,000	213,856
Series MTN, 2.50%, 11/13/2020	250,000	259,612
Series MTN, 3.30%, 6/9/2024	100,000	106,811
Series MTN, 7.15%, 2/15/2019	180,000	206,275
Caterpillar, Inc.:
2.60%, 6/26/2022	140,000	144,572
3.80%, 8/15/2042	100,000	101,628
6.05%, 8/15/2036	165,000	216,745

		1,602,115

MACHINERY-DIVERSIFIED — 0.1%
Cummins, Inc. 4.88%, 10/1/2043 (b)	100,000	117,669
Deere & Co.:
2.60%, 6/8/2022	301,000	310,746
3.90%, 6/9/2042 (b)	150,000	159,395
5.38%, 10/16/2029	75,000	95,690
Flowserve Corp. 4.00%, 11/15/2023	43,000	44,361
John Deere Capital Corp.:
Series MTN, 1.35%, 1/16/2018	100,000	100,669
Series MTN, 1.60%, 7/13/2018	100,000	101,120
Series MTN, 1.95%, 12/13/2018 (b)	233,000	237,423
Series MTN, 2.05%, 3/10/2020 (b)	122,000	124,202
Series MTN, 2.38%, 7/14/2020	150,000	154,437
Series MTN, 2.80%, 3/4/2021	150,000	156,936
Series MTN, 2.80%, 3/6/2023	50,000	52,116
Rockwell Automation, Inc. 2.88%, 3/1/2025	100,000	103,877

See accompanying notes to financial statements.

259

SPDR Barclays Aggregate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Roper Technologies, Inc.:
2.05%, 10/1/2018	$100,000	$101,297
3.00%, 12/15/2020	50,000	51,881
3.85%, 12/15/2025	25,000	26,607

		1,938,426

MEDIA — 1.0%
21st Century Fox America, Inc.:
3.70%, 9/15/2024 (b)	112,000	120,850
3.70%, 10/15/2025 (b)	20,000	21,604
4.50%, 2/15/2021	150,000	166,721
4.75%, 9/15/2044	100,000	109,906
4.95%, 10/15/2045 (b)	46,000	51,193
6.15%, 3/1/2037	515,000	643,338
6.40%, 12/15/2035	150,000	192,048
6.65%, 11/15/2037	100,000	130,709
8.88%, 4/26/2023	44,000	60,013
CBS Corp.:
1.95%, 7/1/2017	100,000	100,553
2.30%, 8/15/2019	100,000	101,605
4.85%, 7/1/2042	105,000	110,295
7.88%, 7/30/2030	254,000	364,511
Charter Communications Operating LLC/Charter Communications Operating Capital:
3.58%, 7/23/2020 (e)	55,000	57,478
4.46%, 7/23/2022 (e)	100,000	107,382
4.91%, 7/23/2025 (e)	177,000	193,174
6.38%, 10/23/2035 (e)	70,000	82,332
6.48%, 10/23/2045 (e)	635,000	757,623
6.83%, 10/23/2055 (e)	50,000	58,863
Comcast Corp.:
2.75%, 3/1/2023	250,000	259,987
3.15%, 3/1/2026	250,000	264,543
3.38%, 8/15/2025	45,000	48,434
4.20%, 8/15/2034	83,000	90,878
4.25%, 1/15/2033	100,000	109,290
4.40%, 8/15/2035	38,000	42,677
4.50%, 1/15/2043	150,000	169,214
4.60%, 8/15/2045	193,000	221,820
4.65%, 7/15/2042	200,000	229,210
5.15%, 3/1/2020	250,000	282,575
5.88%, 2/15/2018	90,000	96,902
6.40%, 5/15/2038	310,000	425,292
6.95%, 8/15/2037	200,000	288,509
Discovery Communications LLC:
4.38%, 6/15/2021	128,000	137,175
5.05%, 6/1/2020	150,000	163,803
6.35%, 6/1/2040	200,000	207,649
Grupo Televisa SAB 6.00%, 5/15/2018	200,000	214,960
NBCUniversal Media LLC:
2.88%, 1/15/2023	400,000	419,488
4.38%, 4/1/2021	350,000	391,779
5.15%, 4/30/2020	335,000	379,878
Scripps Networks Interactive, Inc.:
3.50%, 6/15/2022	100,000	103,909
3.90%, 11/15/2024	50,000	52,690

Thomson Reuters Corp.:
3.35%, 5/15/2026	215,000	219,724
4.70%, 10/15/2019	100,000	108,035
5.85%, 4/15/2040	115,000	133,538
Time Warner Cable, Inc.:
4.00%, 9/1/2021	100,000	105,500
4.50%, 9/15/2042	100,000	93,915
5.00%, 2/1/2020	100,000	108,749
5.50%, 9/1/2041	270,000	285,629
6.55%, 5/1/2037	350,000	406,458
6.75%, 7/1/2018	200,000	219,189
6.75%, 6/15/2039	100,000	118,897
Time Warner, Inc.:
2.95%, 7/15/2026 (b)	265,000	265,562
3.55%, 6/1/2024	100,000	105,184
3.88%, 1/15/2026 (b)	100,000	107,770
4.00%, 1/15/2022	233,000	252,290
4.85%, 7/15/2045	50,000	54,192
4.88%, 3/15/2020	750,000	830,447
4.90%, 6/15/2042	100,000	108,259
7.70%, 5/1/2032	190,000	264,562
Viacom, Inc.:
3.13%, 6/15/2022	50,000	49,892
3.88%, 12/15/2021	359,000	376,265
4.38%, 3/15/2043	45,000	36,525
4.50%, 2/27/2042	250,000	209,355
6.13%, 10/5/2017	6,000	6,338
Walt Disney Co.:
Series GMTN, 1.85%, 5/30/2019 (b)	200,000	204,028
Series MTN, 2.35%, 12/1/2022	250,000	257,453
2.75%, 8/16/2021	100,000	105,864
Series MTN, 3.75%, 6/1/2021	100,000	110,650
4.13%, 6/1/2044	100,000	113,294
4.38%, 8/16/2041	300,000	351,100

		13,639,524

METAL FABRICATE & HARDWARE — 0.0% (a)
Precision Castparts Corp.:
1.25%, 1/15/2018	200,000	200,848
2.50%, 1/15/2023	100,000	102,916
Timken Co. 3.88%, 9/1/2024	70,000	70,621
Valmont Industries, Inc. 5.00%, 10/1/2044	200,000	188,595

		562,980

MINING — 0.2%
Barrick Gold Corp.:
4.10%, 5/1/2023 (b)	32,000	33,685
5.25%, 4/1/2042	100,000	101,624
Barrick North America Finance LLC:
4.40%, 5/30/2021	200,000	215,402
5.70%, 5/30/2041	100,000	102,484
BHP Billiton Finance USA, Ltd.:
2.05%, 9/30/2018	200,000	202,901
2.88%, 2/24/2022	150,000	154,984
3.85%, 9/30/2023 (b)	200,000	217,592
6.50%, 4/1/2019	100,000	113,403
Goldcorp, Inc. 5.45%, 6/9/2044	200,000	200,987

See accompanying notes to financial statements.

260

SPDR Barclays Aggregate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Newmont Mining Corp.:
3.50%, 3/15/2022 (b)	$300,000	$310,326
4.88%, 3/15/2042	135,000	133,829
6.25%, 10/1/2039	100,000	110,253
Rio Tinto Finance USA PLC:
3.50%, 3/22/2022	195,000	204,258
4.13%, 8/21/2042 (b)	128,000	126,781
Rio Tinto Finance USA, Ltd.:
3.75%, 9/20/2021 (b)	100,000	108,037
9.00%, 5/1/2019	548,000	659,786
Southern Copper Corp.:
3.88%, 4/23/2025 (b)	120,000	118,950
5.25%, 11/8/2042	220,000	195,250

		3,310,532

MISCELLANEOUS MANUFACTURER — 0.3%
3M Co.:
Series MTN, 1.38%, 8/7/2018	50,000	50,502
Series MTN, 2.00%, 8/7/2020	50,000	51,262
Series MTN, 3.00%, 8/7/2025	50,000	54,209
Series MTN, 3.88%, 6/15/2044	100,000	110,347
Carlisle Cos., Inc. 3.75%, 11/15/2022	100,000	104,480
Crane Co. 4.45%, 12/15/2023	50,000	53,186
Dover Corp. 4.30%, 3/1/2021	100,000	109,743
Eaton Corp.:
4.00%, 11/2/2032	340,000	360,349
4.15%, 11/2/2042	115,000	123,353
Eaton Electric Holdings LLC 3.88%, 12/15/2020	50,000	53,670
General Electric Co.:
2.70%, 10/9/2022	361,000	377,669
4.13%, 10/9/2042	6,000	6,570
4.50%, 3/11/2044	700,000	801,118
5.25%, 12/6/2017	751,000	797,418
Hexcel Corp. 4.70%, 8/15/2025	25,000	26,595
Illinois Tool Works, Inc.:
3.90%, 9/1/2042	120,000	129,249
4.88%, 9/15/2041	100,000	121,392
Ingersoll-Rand Global Holding Co., Ltd. 6.88%, 8/15/2018	200,000	222,048
Parker-Hannifin Corp. Series MTN, 4.20%, 11/21/2034	70,000	78,006
Pentair Finance SA:
2.65%, 12/1/2019	100,000	98,534
4.65%, 9/15/2025	175,000	181,695
Textron, Inc. 3.88%, 3/1/2025	55,000	57,827
Tyco Electronics Group SA:
3.70%, 2/15/2026 (b)	100,000	106,572
4.88%, 1/15/2021	100,000	110,742
Tyco International Finance SA 5.13%, 9/14/2045	200,000	229,031

		4,415,567

MULTI-NATIONAL — 0.4%
Council of Europe Development Bank 1.13%, 5/31/2018	150,000	150,825
European Bank for Reconstruction & Development 1.63%, 11/15/2018 (b)	200,000	203,764

European Investment Bank:
1.00%, 6/15/2018 (b)	400,000	401,171
Series MTN, 1.25%, 5/15/2019	700,000	705,066
1.75%, 6/17/2019	1,150,000	1,175,240
1.88%, 3/15/2019	300,000	307,336
2.50%, 4/15/2021	450,000	474,813
2.50%, 10/15/2024 (b)	800,000	851,332
Inter-American Development Bank 1.25%, 10/15/2019	400,000	403,439
International Bank for Reconstruction & Development: 2.13%, 11/1/2020	200,000	208,568
Series GDIF, 2.50%, 11/25/2024	100,000	106,902
Series GMTN, 4.75%, 2/15/2035	600,000	802,815

		5,791,271

OFFICE & BUSINESS EQUIPMENT — 0.0% (a)
Pitney Bowes, Inc.:
4.75%, 5/15/2018	72,000	75,427
Series MTN, 5.60%, 3/15/2018	200,000	211,516
Xerox Corp. 6.35%, 5/15/2018	300,000	316,500

		603,443

OIL & GAS — 1.9%
Anadarko Finance Co. Series B, 7.50%, 5/1/2031	200,000	238,053
Anadarko Petroleum Corp.:
4.85%, 3/15/2021	50,000	52,824
5.55%, 3/15/2026 (b)	450,000	497,210
6.38%, 9/15/2017	7,000	7,382
6.45%, 9/15/2036	100,000	113,945
6.60%, 3/15/2046	35,000	41,630
Apache Corp.:
3.25%, 4/15/2022	400,000	410,937
4.75%, 4/15/2043	350,000	354,457
5.10%, 9/1/2040	170,000	176,788
BP Capital Markets PLC:
1.38%, 5/10/2018	100,000	100,115
1.67%, 2/13/2018	50,000	50,385
1.68%, 5/3/2019 (b)	20,000	20,133
2.24%, 5/10/2019 (b)	400,000	408,721
2.24%, 9/26/2018 (b)	100,000	101,974
2.32%, 2/13/2020	100,000	102,165
2.75%, 5/10/2023	400,000	402,629
3.12%, 5/4/2026	25,000	25,467
3.25%, 5/6/2022	142,000	148,784
3.51%, 3/17/2025	150,000	157,843
3.56%, 11/1/2021	100,000	106,994
4.74%, 3/11/2021	200,000	224,308
British Transco Finance, Inc. 6.63%, 6/1/2018	200,000	218,527
Canadian Natural Resources, Ltd.:
6.25%, 3/15/2038	105,000	113,987
6.50%, 2/15/2037	250,000	271,980
Chevron Corp.:
1.10%, 12/5/2017	100,000	100,150
1.34%, 11/9/2017	100,000	100,540
1.37%, 3/2/2018	112,000	112,412
1.56%, 5/16/2019	100,000	100,578
1.72%, 6/24/2018	100,000	100,985

See accompanying notes to financial statements.

261

SPDR Barclays Aggregate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

1.79%, 11/16/2018 (b)	$100,000	$101,208
1.96%, 3/3/2020	118,000	119,212
2.10%, 5/16/2021	100,000	101,072
2.41%, 3/3/2022	50,000	50,765
2.42%, 11/17/2020 (b)	100,000	102,693
2.43%, 6/24/2020	361,000	370,652
2.57%, 5/16/2023	100,000	101,539
2.95%, 5/16/2026	100,000	102,874
3.19%, 6/24/2023	187,000	196,809
3.33%, 11/17/2025 (b)	150,000	159,246
CNOOC Finance 2013, Ltd. 3.00%, 5/9/2023	250,000	248,090
CNOOC Finance 2015 Australia Pty, Ltd. 4.20%, 5/5/2045	250,000	250,613
CNOOC Nexen Finance 2014 ULC 4.25%, 4/30/2024	200,000	212,806
ConocoPhillips 6.00%, 1/15/2020	18,000	20,372
ConocoPhillips Co.:
2.20%, 5/15/2020 (b)	85,000	85,571
3.35%, 11/15/2024 (b)	200,000	205,824
3.35%, 5/15/2025 (b)	155,000	159,163
4.15%, 11/15/2034	100,000	99,808
4.95%, 3/15/2026 (b)	400,000	452,385
5.75%, 2/1/2019	346,000	380,478
5.90%, 10/15/2032	250,000	289,611
ConocoPhillips Holding Co. 6.95%, 4/15/2029	95,000	118,553
Devon Energy Corp.:
6.30%, 1/15/2019	350,000	378,000
7.95%, 4/15/2032	200,000	231,255
Devon Financing Co. LLC 7.88%, 9/30/2031	50,000	58,207
Ecopetrol SA:
4.13%, 1/16/2025	470,000	430,050
5.88%, 9/18/2023 (b)	100,000	103,125
7.63%, 7/23/2019 (b)	375,000	430,312
Encana Corp. 3.90%, 11/15/2021 (b)	300,000	291,750
EOG Resources, Inc.:
3.90%, 4/1/2035	100,000	98,490
4.10%, 2/1/2021 (b)	100,000	107,945
4.15%, 1/15/2026 (b)	50,000	54,234
5.10%, 1/15/2036	50,000	56,456
5.63%, 6/1/2019	129,000	142,549
EQT Corp. 8.13%, 6/1/2019	100,000	110,000
Exxon Mobil Corp.:
1.71%, 3/1/2019	100,000	101,474
1.82%, 3/15/2019	100,000	101,580
1.91%, 3/6/2020	300,000	304,682
2.22%, 3/1/2021	450,000	461,016
2.40%, 3/6/2022	200,000	205,022
2.71%, 3/6/2025 (b)	100,000	104,177
2.73%, 3/1/2023	88,000	91,619
3.04%, 3/1/2026 (b)	100,000	105,700
3.18%, 3/15/2024	100,000	107,288
3.57%, 3/6/2045	45,000	46,395
4.11%, 3/1/2046	65,000	72,959
Hess Corp.:
5.60%, 2/15/2041	243,000	244,115
7.88%, 10/1/2029	100,000	118,536

Husky Energy, Inc. 3.95%, 4/15/2022	271,000	276,202
Marathon Oil Corp.:
2.70%, 6/1/2020	200,000	188,000
2.80%, 11/1/2022	224,000	201,600
6.80%, 3/15/2032	100,000	101,777
Marathon Petroleum Corp.:
5.13%, 3/1/2021	100,000	110,493
5.85%, 12/15/2045	314,000	302,689
6.50%, 3/1/2041	49,000	51,680
Nabors Industries, Inc. 4.63%, 9/15/2021	175,000	159,250
Nexen Energy ULC:
5.88%, 3/10/2035	100,000	117,397
6.40%, 5/15/2037 (b)	125,000	155,760
Noble Energy, Inc.:
3.90%, 11/15/2024	300,000	305,351
5.25%, 11/15/2043	125,000	126,527
Occidental Petroleum Corp.:
1.50%, 2/15/2018	400,000	400,353
3.40%, 4/15/2026	100,000	105,040
Series 1, 4.10%, 2/1/2021 (b)	100,000	108,828
Petro-Canada:
5.95%, 5/15/2035	100,000	118,091
7.88%, 6/15/2026	180,000	237,785
Petroleos Mexicanos:
2.38%, 4/15/2025	85,500	88,186
3.50%, 7/18/2018	100,000	101,379
4.50%, 1/23/2026 (b)	275,000	267,200
4.88%, 1/24/2022	350,000	360,118
4.88%, 1/18/2024	200,000	202,270
5.50%, 2/4/2019 (b) (e)	260,000	274,319
5.50%, 1/21/2021	200,000	211,992
5.50%, 6/27/2044	125,000	112,754
5.63%, 1/23/2046	325,000	296,739
5.75%, 3/1/2018 (b)	170,000	178,070
6.38%, 2/4/2021 (e)	100,000	109,451
6.38%, 1/23/2045	100,000	100,388
6.50%, 6/2/2041	150,000	151,752
6.63%, 6/15/2035	215,000	222,539
6.88%, 8/4/2026 (e)	100,000	112,313
8.00%, 5/3/2019	100,000	112,038
Phillips 66:
4.30%, 4/1/2022	100,000	108,660
4.88%, 11/15/2044	75,000	81,768
5.88%, 5/1/2042	250,000	297,236
Pioneer Natural Resources Co.:
3.45%, 1/15/2021	50,000	51,500
4.45%, 1/15/2026	50,000	54,176
7.20%, 1/15/2028	100,000	119,165
Sasol Financing International PLC 4.50%, 11/14/2022	100,000	100,185
Shell International Finance B.V.:
1.13%, 8/21/2017	144,000	144,379
1.25%, 11/10/2017	142,000	142,589
1.63%, 11/10/2018	400,000	403,271
1.88%, 5/10/2021 (b)	150,000	150,277
2.00%, 11/15/2018	500,000	508,480
2.13%, 5/11/2020	100,000	101,901

See accompanying notes to financial statements.

262

SPDR Barclays Aggregate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

2.25%, 11/10/2020	$100,000	$102,322
2.88%, 5/10/2026 (b)	150,000	152,070
3.25%, 5/11/2025	150,000	156,529
3.63%, 8/21/2042	200,000	192,140
4.00%, 5/10/2046	150,000	153,027
4.13%, 5/11/2035	63,000	67,364
4.38%, 5/11/2045	200,000	215,454
4.55%, 8/12/2043	100,000	110,015
6.38%, 12/15/2038	20,000	26,761
Statoil ASA:
2.90%, 11/8/2020	120,000	125,066
3.13%, 8/17/2017	100,000	102,443
3.25%, 11/10/2024 (b)	276,000	289,515
5.10%, 8/17/2040	225,000	268,337
5.25%, 4/15/2019	168,000	185,019
6.70%, 1/15/2018	50,000	54,051
7.75%, 6/15/2023	200,000	260,783
Suncor Energy, Inc. 6.10%, 6/1/2018	200,000	215,569
Total Capital Canada, Ltd. 1.45%, 1/15/2018	296,000	297,478
Total Capital International SA:
2.13%, 1/10/2019	150,000	153,157
2.75%, 6/19/2021 (b)	100,000	103,938
2.88%, 2/17/2022	380,000	396,065
3.70%, 1/15/2024	100,000	108,957
3.75%, 4/10/2024 (b)	100,000	109,192
Total Capital SA 4.45%, 6/24/2020	59,000	65,423
Valero Energy Corp.:
4.90%, 3/15/2045	100,000	91,853
6.13%, 2/1/2020	181,000	203,914
6.63%, 6/15/2037	100,000	109,096
XTO Energy, Inc. 6.75%, 8/1/2037 (b)	45,000	66,983

		25,962,622

OIL & GAS SERVICES — 0.1%
Baker Hughes, Inc.:
3.20%, 8/15/2021	43,000	45,048
5.13%, 9/15/2040	100,000	109,699
FMC Technologies, Inc. 2.00%, 10/1/2017	100,000	98,538
Halliburton Co.:
3.80%, 11/15/2025	145,000	150,737
4.85%, 11/15/2035	50,000	53,763
5.00%, 11/15/2045	42,000	45,840
5.90%, 9/15/2018	400,000	435,824
6.15%, 9/15/2019	200,000	226,272
7.45%, 9/15/2039	100,000	138,326
National Oilwell Varco, Inc.:
2.60%, 12/1/2022 (b)	263,000	243,540
3.95%, 12/1/2042	50,000	37,764
Schlumberger Investment SA 3.65%, 12/1/2023	242,000	260,253

		1,845,604

PACKAGING & CONTAINERS — 0.0% (a)
Bemis Co., Inc. 4.50%, 10/15/2021	100,000	108,255
Packaging Corp. of America 3.65%, 9/15/2024	100,000	103,179

Sonoco Products Co. 5.75%, 11/1/2040	50,000	58,148
WestRock RKT Co. 3.50%, 3/1/2020	100,000	103,605

		373,187

PHARMACEUTICALS — 1.3%
Abbott Laboratories:
5.13%, 4/1/2019	99,000	108,111
6.00%, 4/1/2039	275,000	361,807
AbbVie, Inc.:
1.75%, 11/6/2017	475,000	477,895
1.80%, 5/14/2018	145,000	145,874
2.50%, 5/14/2020	300,000	305,828
2.90%, 11/6/2022	200,000	203,076
3.20%, 11/6/2022	100,000	103,203
3.60%, 5/14/2025	375,000	392,144
4.40%, 11/6/2042	175,000	177,319
4.50%, 5/14/2035	60,000	62,325
4.70%, 5/14/2045	550,000	577,941
Actavis Funding SCS:
2.35%, 3/12/2018	445,000	450,025
2.45%, 6/15/2019	45,000	45,571
3.00%, 3/12/2020	280,000	287,592
3.45%, 3/15/2022	150,000	154,853
3.80%, 3/15/2025	255,000	265,404
4.55%, 3/15/2035	55,000	56,405
4.75%, 3/15/2045	270,000	283,148
Actavis, Inc.:
3.25%, 10/1/2022	263,000	267,818
6.13%, 8/15/2019	100,000	111,986
Allergan, Inc. 2.80%, 3/15/2023	200,000	197,052
AmerisourceBergen Corp. 3.40%, 5/15/2024	100,000	105,186
AstraZeneca PLC:
1.95%, 9/18/2019	100,000	101,453
2.38%, 11/16/2020	100,000	102,429
3.38%, 11/16/2025	100,000	104,927
4.00%, 9/18/2042	121,000	124,277
4.38%, 11/16/2045	45,000	48,841
5.90%, 9/15/2017	400,000	423,214
Baxalta, Inc.:
2.00%, 6/22/2018	15,000	14,959
2.88%, 6/23/2020 (b)	100,000	101,626
3.60%, 6/23/2022	50,000	51,631
4.00%, 6/23/2025	150,000	155,897
5.25%, 6/23/2045	25,000	26,676
Bristol-Myers Squibb Co.:
3.25%, 11/1/2023	50,000	54,620
3.25%, 8/1/2042	300,000	296,607
4.50%, 3/1/2044	24,000	28,921
Cardinal Health, Inc.:
1.70%, 3/15/2018	57,000	57,343
2.40%, 11/15/2019	200,000	204,732
4.50%, 11/15/2044	100,000	104,643
Eli Lilly & Co.:
2.75%, 6/1/2025	85,000	89,743
5.50%, 3/15/2027	100,000	128,083

See accompanying notes to financial statements.

263

SPDR Barclays Aggregate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Express Scripts Holding Co.:
2.25%, 6/15/2019	$150,000	$152,042
3.00%, 7/15/2023	100,000	100,267
3.40%, 3/1/2027 (d)	40,000	40,057
3.90%, 2/15/2022 (b)	271,000	289,825
4.80%, 7/15/2046	35,000	35,027
GlaxoSmithKline Capital, Inc.:
5.65%, 5/15/2018	250,000	270,912
6.38%, 5/15/2038	155,000	220,760
Johnson & Johnson:
1.13%, 11/21/2017	100,000	100,556
1.13%, 3/1/2019	65,000	65,204
1.65%, 3/1/2021	100,000	101,485
1.88%, 12/5/2019	200,000	205,028
2.45%, 3/1/2026	100,000	103,199
3.55%, 5/15/2021	250,000	274,794
3.55%, 3/1/2036	245,000	269,613
3.70%, 3/1/2046	55,000	61,473
4.85%, 5/15/2041 (b)	100,000	130,905
5.55%, 8/15/2017	100,000	105,421
McKesson Corp.:
2.85%, 3/15/2023	100,000	102,109
3.80%, 3/15/2024 (b)	200,000	216,197
4.75%, 3/1/2021 (b)	100,000	110,477
7.50%, 2/15/2019	250,000	286,643
Mead Johnson Nutrition Co.:
3.00%, 11/15/2020	30,000	31,295
4.13%, 11/15/2025 (b)	130,000	141,333
Medco Health Solutions, Inc. 4.13%, 9/15/2020	100,000	107,627
Merck & Co., Inc.:
1.85%, 2/10/2020	100,000	102,128
2.35%, 2/10/2022	100,000	102,302
2.75%, 2/10/2025	210,000	219,359
2.80%, 5/18/2023	350,000	366,892
3.70%, 2/10/2045	330,000	345,676
3.88%, 1/15/2021	150,000	164,126
4.15%, 5/18/2043	100,000	111,540
6.55%, 9/15/2037	100,000	143,579
Merck Sharp & Dohme Corp. 5.00%, 6/30/2019	250,000	277,689
Mylan NV:
2.50%, 6/7/2019 (b) (e)	60,000	60,841
3.00%, 12/15/2018 (e)	30,000	30,699
3.15%, 6/15/2021 (e)	300,000	304,546
3.75%, 12/15/2020 (e)	50,000	51,744
3.95%, 6/15/2026 (e)	100,000	101,174
5.25%, 6/15/2046 (e)	65,000	68,367
Mylan, Inc. 4.20%, 11/29/2023	50,000	52,705
Novartis Capital Corp.:
3.00%, 11/20/2025	100,000	106,211
3.40%, 5/6/2024	100,000	109,023
4.00%, 11/20/2045 (b)	100,000	113,069
4.40%, 5/6/2044	585,000	699,805
Novartis Securities Investment, Ltd. 5.13%, 2/10/2019	200,000	220,503
Perrigo Co. PLC 5.30%, 11/15/2043	200,000	205,359

Pfizer, Inc.:
1.20%, 6/1/2018	100,000	100,546
1.45%, 6/3/2019 (b)	200,000	201,689
1.50%, 6/15/2018	100,000	100,788
1.95%, 6/3/2021	100,000	101,341
2.10%, 5/15/2019	100,000	102,318
2.75%, 6/3/2026	200,000	206,785
3.40%, 5/15/2024	250,000	272,624
4.40%, 5/15/2044	50,000	57,047
6.20%, 3/15/2019	435,000	491,039
Sanofi:
1.25%, 4/10/2018	100,000	100,277
4.00%, 3/29/2021	125,000	137,062
Teva Pharmaceutical Finance IV B.V. 3.65%, 11/10/2021 (b)	200,000	211,309
Teva Pharmaceutical Finance IV LLC 2.25%, 3/18/2020 (b)	150,000	151,254
Wyeth LLC 5.95%, 4/1/2037	240,000	318,352
Zeneca Wilmington, Inc. 7.00%, 11/15/2023	55,000	69,475
Zoetis, Inc.:
3.25%, 2/1/2023	42,000	42,737
3.45%, 11/13/2020	25,000	25,841
4.50%, 11/13/2025 (b)	50,000	54,714
4.70%, 2/1/2043	60,000	59,413

		17,645,382

PIPELINES — 0.8%
Boardwalk Pipelines L.P.:
3.38%, 2/1/2023 (b)	170,000	154,265
5.95%, 6/1/2026	50,000	52,338
Buckeye Partners L.P.:
2.65%, 11/15/2018	100,000	101,000
4.15%, 7/1/2023	225,000	222,386
4.88%, 2/1/2021	14,000	14,700
Columbia Pipeline Group, Inc.:
3.30%, 6/1/2020	50,000	50,875
4.50%, 6/1/2025	75,000	80,309
5.80%, 6/1/2045	50,000	57,580
Enable Midstream Partners L.P. 3.90%, 5/15/2024	100,000	88,500
Enbridge Energy Partners L.P.:
5.88%, 10/15/2025 (b)	200,000	220,323
Series B, 7.50%, 4/15/2038	100,000	116,539
Energy Transfer Partners L.P.:
2.50%, 6/15/2018	55,000	54,450
4.05%, 3/15/2025	200,000	196,900
4.15%, 10/1/2020	64,000	64,640
4.75%, 1/15/2026 (b)	150,000	154,383
5.15%, 3/15/2045	80,000	74,183
6.13%, 12/15/2045	100,000	103,598
6.50%, 2/1/2042	250,000	262,249
6.70%, 7/1/2018	300,000	318,750
Enterprise Products Operating LLC:
1.65%, 5/7/2018	300,000	300,588
2.85%, 4/15/2021	30,000	30,847
3.70%, 2/15/2026	100,000	103,249
3.75%, 2/15/2025	75,000	77,761
3.95%, 2/15/2027	20,000	21,055

See accompanying notes to financial statements.

264

SPDR Barclays Aggregate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

4.85%, 8/15/2042	$370,000	$391,594
4.90%, 5/15/2046	200,000	215,178
4.95%, 10/15/2054	200,000	199,476
5.20%, 9/1/2020	200,000	223,631
5.70%, 2/15/2042	50,000	58,100
Series L, 6.30%, 9/15/2017	100,000	105,597
Kinder Morgan Energy Partners L.P.:
3.50%, 3/1/2021	100,000	99,526
3.95%, 9/1/2022	383,000	386,727
4.25%, 9/1/2024	250,000	252,607
5.50%, 3/1/2044	315,000	314,313
5.63%, 9/1/2041	50,000	48,748
5.80%, 3/15/2035	175,000	174,686
6.50%, 9/1/2039	175,000	184,388
Kinder Morgan, Inc.:
4.30%, 6/1/2025 (b)	100,000	102,665
5.55%, 6/1/2045	200,000	203,884
Magellan Midstream Partners L.P.:
4.20%, 12/1/2042	100,000	93,699
4.20%, 3/15/2045	100,000	95,730
5.00%, 3/1/2026	50,000	56,640
MPLX L.P.:
4.88%, 12/1/2024 (e)	215,000	210,700
5.50%, 2/15/2023 (e)	275,000	276,375
ONEOK Partners L.P.:
2.00%, 10/1/2017	175,000	173,413
3.20%, 9/15/2018	225,000	226,646
3.80%, 3/15/2020 (b)	50,000	51,078
4.90%, 3/15/2025 (b)	100,000	104,616
6.13%, 2/1/2041	100,000	103,325
Plains All American Pipeline L.P. / PAA Finance Corp.:
2.85%, 1/31/2023	250,000	230,843
4.30%, 1/31/2043	100,000	81,359
4.65%, 10/15/2025 (b)	100,000	101,144
6.50%, 5/1/2018	225,000	238,141
Spectra Energy Capital LLC 8.00%, 10/1/2019	175,000	199,817
Sunoco Logistics Partners Operations L.P.:
4.25%, 4/1/2024	60,000	60,212
4.40%, 4/1/2021	50,000	52,500
5.35%, 5/15/2045	100,000	99,050
5.95%, 12/1/2025 (b)	50,000	56,018
TC PipeLines L.P. 4.38%, 3/13/2025	50,000	49,218
Texas Eastern Transmission L.P. 7.00%, 7/15/2032	200,000	242,146
TransCanada PipeLines, Ltd.:
2.50%, 8/1/2022	100,000	98,801
3.80%, 10/1/2020 (b)	200,000	211,951
4.63%, 3/1/2034	200,000	210,041
4.88%, 1/15/2026	100,000	113,850
6.10%, 6/1/2040	200,000	244,392
6.50%, 8/15/2018 (b)	70,000	76,677
7.63%, 1/15/2039	100,000	141,896
Western Gas Partners L.P.:
2.60%, 8/15/2018	100,000	98,500
4.65%, 7/1/2026	50,000	49,898

Williams Partners L.P.:
3.35%, 8/15/2022	151,000	137,410
3.60%, 3/15/2022	89,000	82,992
3.90%, 1/15/2025	65,000	59,806
4.00%, 11/15/2021 (b)	275,000	266,750
4.00%, 9/15/2025	100,000	92,207
4.30%, 3/4/2024 (b)	200,000	189,684
4.90%, 1/15/2045	120,000	101,975
5.10%, 9/15/2045	200,000	173,886
5.25%, 3/15/2020	110,000	112,200
6.30%, 4/15/2040	35,000	33,887

		11,182,061

REAL ESTATE — 0.1%
American Campus Communities Operating Partnership L.P. 4.13%, 7/1/2024	50,000	52,998
CBRE Services, Inc. 4.88%, 3/1/2026	100,000	103,673
Omega Healthcare Investors, Inc.:
4.50%, 4/1/2027	150,000	148,801
5.25%, 1/15/2026	50,000	52,845
Post Apartment Homes L.P. 3.38%, 12/1/2022	25,000	25,222
Prologis L.P.:
2.75%, 2/15/2019	125,000	128,704
3.35%, 2/1/2021	100,000	105,301

		617,544

REAL ESTATE INVESTMENT TRUSTS — 0.7%
Alexandria Real Estate Equities, Inc.:
3.95%, 1/15/2027	50,000	51,691
4.30%, 1/15/2026	50,000	52,766
4.50%, 7/30/2029	45,000	46,808
American Tower Corp.:
3.38%, 10/15/2026	250,000	250,866
3.40%, 2/15/2019 (b)	100,000	104,065
3.45%, 9/15/2021	175,000	183,194
4.00%, 6/1/2025	100,000	106,292
5.00%, 2/15/2024	90,000	101,759
5.90%, 11/1/2021	100,000	116,521
AvalonBay Communities, Inc.:
2.95%, 5/11/2026	50,000	50,358
Series GMTN, 3.45%, 6/1/2025	100,000	104,862
Series GMTN, 3.50%, 11/15/2024	100,000	105,320
Boston Properties L.P.:
3.65%, 2/1/2026	315,000	334,360
4.13%, 5/15/2021	200,000	217,891
5.63%, 11/15/2020	89,000	101,649
Brandywine Operating Partnership L.P. 4.55%, 10/1/2029	200,000	208,087
Brixmor Operating Partnership L.P.:
3.88%, 8/15/2022	30,000	30,787
4.13%, 6/15/2026	50,000	51,456
Camden Property Trust 4.88%, 6/15/2023 (b)	150,000	168,968
CBL & Associates L.P. 5.25%, 12/1/2023	250,000	237,541

See accompanying notes to financial statements.

265

SPDR Barclays Aggregate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Corporate Office Properties L.P. 3.70%, 6/15/2021	$50,000	$49,966
Crown Castle International Corp.:
3.40%, 2/15/2021	255,000	266,518
4.45%, 2/15/2026	65,000	70,306
CubeSmart L.P. 4.00%, 11/15/2025	50,000	53,166
DDR Corp.:
3.38%, 5/15/2023	100,000	99,576
3.63%, 2/1/2025	150,000	150,330
Digital Realty Trust L.P.:
3.63%, 10/1/2022	100,000	102,774
5.88%, 2/1/2020	18,000	20,158
Duke Realty L.P.:
3.25%, 6/30/2026	30,000	30,517
3.75%, 12/1/2024	125,000	130,692
EPR Properties:
4.50%, 4/1/2025	100,000	100,741
5.75%, 8/15/2022	100,000	108,997
ERP Operating L.P.:
3.38%, 6/1/2025	100,000	104,443
4.50%, 6/1/2045	50,000	55,723
4.75%, 7/15/2020	24,000	26,615
Essex Portfolio L.P.:
3.38%, 4/15/2026	100,000	101,888
3.88%, 5/1/2024	50,000	53,493
Federal Realty Investment Trust 4.50%, 12/1/2044	50,000	54,939
HCP, Inc.:
2.63%, 2/1/2020	10,000	10,077
3.88%, 8/15/2024	150,000	150,818
4.00%, 6/1/2025	150,000	151,158
4.20%, 3/1/2024	120,000	123,355
5.38%, 2/1/2021	100,000	111,471
Healthcare Realty Trust, Inc. 3.75%, 4/15/2023 (b)	100,000	100,899
Healthcare Trust of America Holdings L.P. 3.38%, 7/15/2021	50,000	51,153
Hospitality Properties Trust:
4.25%, 2/15/2021 (b)	50,000	51,785
4.50%, 3/15/2025	100,000	100,033
Host Hotels & Resorts L.P.:
Series E, 4.00%, 6/15/2025	95,000	96,439
Series C, 4.75%, 3/1/2023	50,000	53,433
Kilroy Realty L.P. 3.80%, 1/15/2023	100,000	104,298
Kimco Realty Corp. 3.20%, 5/1/2021	100,000	103,804
Liberty Property L.P.:
4.13%, 6/15/2022	100,000	105,781
4.40%, 2/15/2024	63,000	67,955
Mid-America Apartments L.P. 3.75%, 6/15/2024 (b)	100,000	104,467
National Retail Properties, Inc.:
3.30%, 4/15/2023	50,000	50,753
4.00%, 11/15/2025	65,000	68,852
Realty Income Corp.:
3.88%, 7/15/2024	60,000	62,798
5.88%, 3/15/2035	50,000	60,663

Regency Centers L.P. 3.90%, 11/1/2025	60,000	63,315
Select Income REIT:
3.60%, 2/1/2020	100,000	101,597
4.50%, 2/1/2025	100,000	97,602
Senior Housing Properties Trust 3.25%, 5/1/2019	50,000	50,179
Simon Property Group L.P.:
2.15%, 9/15/2017	400,000	404,204
2.50%, 9/1/2020	50,000	51,577
3.30%, 1/15/2026 (b)	200,000	211,587
3.50%, 9/1/2025	50,000	53,584
5.65%, 2/1/2020	200,000	226,089
Sovran Acquisition L.P. 3.50%, 7/1/2026 (b)	50,000	50,436
Tanger Properties L.P. 6.13%, 6/1/2020	176,000	200,966
UDR, Inc. Series MTN, 4.00%, 10/1/2025	100,000	108,705
Ventas Realty L.P.:
3.75%, 5/1/2024	50,000	52,132
4.13%, 1/15/2026	63,000	67,577
Ventas Realty L.P. / Ventas Capital Corp.:
2.00%, 2/15/2018	100,000	100,466
2.70%, 4/1/2020	284,000	289,095
Vornado Realty L.P. 2.50%, 6/30/2019	100,000	101,822
Weingarten Realty Investors 3.85%, 6/1/2025 (b)	50,000	50,945
Welltower, Inc.:
4.13%, 4/1/2019	500,000	528,229
4.25%, 4/1/2026	50,000	53,448
5.25%, 1/15/2022	100,000	111,631
Weyerhaeuser Co.:
4.63%, 9/15/2023	150,000	165,947
7.38%, 3/15/2032	50,000	65,958
WP Carey, Inc. 4.60%, 4/1/2024	300,000	308,731

		9,451,897

RETAIL — 1.0%
Advance Auto Parts, Inc. 4.50%, 12/1/2023	200,000	213,966
AutoNation, Inc.:
3.35%, 1/15/2021	25,000	25,504
4.50%, 10/1/2025	20,000	21,224
AutoZone, Inc.:
1.63%, 4/21/2019	10,000	10,046
3.13%, 7/15/2023	100,000	103,285
3.13%, 4/21/2026	25,000	25,583
Bed Bath & Beyond, Inc. 4.92%, 8/1/2034	20,000	18,529
Costco Wholesale Corp. 1.13%, 12/15/2017	200,000	201,166
CVS Health Corp.:
1.90%, 7/20/2018	100,000	101,371
2.13%, 6/1/2021	250,000	251,951
2.25%, 12/5/2018	100,000	102,253
2.80%, 7/20/2020	340,000	352,904

See accompanying notes to financial statements.

266

SPDR Barclays Aggregate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

2.88%, 6/1/2026	$250,000	$255,321
3.88%, 7/20/2025	286,000	315,375
4.00%, 12/5/2023	50,000	55,336
5.13%, 7/20/2045	380,000	469,938
Dollar General Corp. 1.88%, 4/15/2018	100,000	100,939
Home Depot, Inc.:
2.00%, 6/15/2019	350,000	359,533
2.00%, 4/1/2021	100,000	102,267
2.25%, 9/10/2018 (b)	200,000	205,661
2.70%, 4/1/2023	286,000	299,494
3.00%, 4/1/2026 (b)	50,000	53,127
4.25%, 4/1/2046	25,000	28,340
4.40%, 3/15/2045	20,000	23,111
4.88%, 2/15/2044	50,000	61,225
5.95%, 4/1/2041	450,000	614,241
Kohl’s Corp.:
3.25%, 2/1/2023 (b)	100,000	97,996
4.25%, 7/17/2025 (b)	50,000	49,835
5.55%, 7/17/2045 (b)	50,000	45,553
Lowe’s Cos., Inc.:
1.15%, 4/15/2019	40,000	40,104
2.50%, 4/15/2026	200,000	202,648
3.70%, 4/15/2046	100,000	102,255
4.38%, 9/15/2045	180,000	203,259
5.13%, 11/15/2041	200,000	245,513
5.50%, 10/15/2035	350,000	438,243
Macy’s Retail Holdings, Inc.:
2.88%, 2/15/2023	114,000	108,232
3.45%, 1/15/2021 (b)	50,000	50,796
4.38%, 9/1/2023	90,000	92,876
4.50%, 12/15/2034	100,000	87,286
6.70%, 7/15/2034	50,000	53,168
McDonald’s Corp.:
2.75%, 12/9/2020	145,000	150,963
Series MTN, 3.38%, 5/26/2025	100,000	105,619
Series MTN, 3.70%, 1/30/2026	60,000	64,692
Series MTN, 4.88%, 12/9/2045	150,000	174,801
Series MTN, 5.35%, 3/1/2018	417,000	445,595
Series MTN, 6.30%, 10/15/2037	100,000	131,631
Series MTN, 6.30%, 3/1/2038	125,000	164,980
Nordstrom, Inc.:
4.00%, 10/15/2021 (b)	100,000	106,596
5.00%, 1/15/2044	200,000	193,748
O’Reilly Automotive, Inc. 3.55%, 3/15/2026 (b)	100,000	105,135
QVC, Inc.:
4.45%, 2/15/2025	135,000	135,522
5.13%, 7/2/2022	50,000	53,072
5.45%, 8/15/2034	25,000	22,809
Ross Stores, Inc. 3.38%, 9/15/2024	50,000	51,589
Starbucks Corp.:
2.10%, 2/4/2021 (b)	30,000	30,921
2.45%, 6/15/2026	100,000	101,172
2.70%, 6/15/2022	64,000	67,714
4.30%, 6/15/2045	35,000	40,962
Target Corp.:
2.50%, 4/15/2026 (b)	50,000	51,029
2.90%, 1/15/2022	271,000	287,899

3.63%, 4/15/2046	45,000	45,908
4.00%, 7/1/2042 (b)	225,000	242,297
6.00%, 1/15/2018	300,000	322,888
TJX Cos., Inc.:
2.50%, 5/15/2023	130,000	132,035
6.95%, 4/15/2019	100,000	115,557
Wal-Mart Stores, Inc.:
1.13%, 4/11/2018	50,000	50,249
2.55%, 4/11/2023	50,000	52,129
3.63%, 7/8/2020	100,000	109,303
4.00%, 4/11/2043	50,000	55,508
4.75%, 10/2/2043	150,000	184,028
5.25%, 9/1/2035	200,000	260,928
5.63%, 4/15/2041	300,000	402,339
5.80%, 2/15/2018	150,000	161,906
5.88%, 4/5/2027	200,000	264,794
6.50%, 8/15/2037	697,000	1,007,978
Walgreen Co.:
4.40%, 9/15/2042	100,000	101,321
5.25%, 1/15/2019 (b)	25,000	27,095
Walgreens Boots Alliance, Inc.:
1.75%, 5/30/2018	70,000	70,511
2.60%, 6/1/2021	95,000	96,624
3.10%, 6/1/2023 (b)	55,000	55,951
3.30%, 11/18/2021	100,000	104,662
3.45%, 6/1/2026 (b)	45,000	46,102
3.80%, 11/18/2024	400,000	421,628
4.65%, 6/1/2046 (b)	20,000	21,248

		13,028,892

SEMICONDUCTORS — 0.2%
Altera Corp. 2.50%, 11/15/2018	100,000	103,408
Analog Devices, Inc.:
3.90%, 12/15/2025	30,000	33,398
5.30%, 12/15/2045	50,000	60,940
Applied Materials, Inc. 5.85%, 6/15/2041	140,000	174,374
Intel Corp.:
1.35%, 12/15/2017	172,000	173,437
1.70%, 5/19/2021	100,000	100,853
2.45%, 7/29/2020	85,000	88,234
2.60%, 5/19/2026	100,000	101,502
3.30%, 10/1/2021	50,000	54,145
3.70%, 7/29/2025 (b)	245,000	274,044
4.10%, 5/19/2046	100,000	104,102
4.25%, 12/15/2042	150,000	160,808
4.80%, 10/1/2041	185,000	213,047
4.90%, 7/29/2045	40,000	46,739
KLA-Tencor Corp. 4.13%, 11/1/2021	86,000	92,238
Lam Research Corp.:
2.75%, 3/15/2020	6,000	6,153
2.80%, 6/15/2021	50,000	51,297
3.45%, 6/15/2023	25,000	25,769
3.90%, 6/15/2026	100,000	104,574
QUALCOMM, Inc.:
1.40%, 5/18/2018	148,000	149,178
3.00%, 5/20/2022	428,000	445,960
4.65%, 5/20/2035	150,000	161,685

See accompanying notes to financial statements.

267

SPDR Barclays Aggregate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Texas Instruments, Inc.:
1.75%, 5/1/2020	$250,000	$252,590
1.85%, 5/15/2022	200,000	200,383
Xilinx, Inc. 3.00%, 3/15/2021 (b)	100,000	105,320

		3,284,178

SOFTWARE — 0.6%
Adobe Systems, Inc.:
3.25%, 2/1/2025 (b)	65,000	68,425
4.75%, 2/1/2020	14,000	15,445
Autodesk, Inc.:
3.13%, 6/15/2020	100,000	101,867
4.38%, 6/15/2025	250,000	261,627
Broadridge Financial Solutions, Inc. 3.40%, 6/27/2026	50,000	50,898
CA, Inc. 4.50%, 8/15/2023	150,000	162,964
CDK Global, Inc. 3.30%, 10/15/2019	65,000	65,383
Dun & Bradstreet Corp. 4.00%, 6/15/2020	50,000	51,880
Electronic Arts, Inc.:
3.70%, 3/1/2021	50,000	52,927
4.80%, 3/1/2026	50,000	53,541
Fidelity National Information Services, Inc.:
2.00%, 4/15/2018	255,000	256,377
2.85%, 10/15/2018	55,000	56,424
3.50%, 4/15/2023	50,000	51,581
3.63%, 10/15/2020	60,000	63,428
4.50%, 10/15/2022	65,000	70,929
5.00%, 3/15/2022	300,000	312,372
5.00%, 10/15/2025	125,000	142,073
Fiserv, Inc.:
2.70%, 6/1/2020	72,000	74,404
3.85%, 6/1/2025	50,000	53,442
Microsoft Corp.:
1.30%, 11/3/2018	30,000	30,262
1.85%, 2/12/2020	176,000	179,238
2.00%, 11/3/2020	94,000	96,381
2.38%, 5/1/2023	100,000	102,462
2.65%, 11/3/2022	150,000	156,568
2.70%, 2/12/2025	200,000	206,606
3.00%, 10/1/2020	438,000	466,533
3.13%, 11/3/2025	250,000	266,527
3.50%, 2/12/2035	243,000	250,420
3.50%, 11/15/2042	100,000	97,553
3.63%, 12/15/2023	201,000	221,906
3.75%, 2/12/2045	80,000	81,185
4.00%, 2/12/2055	145,000	145,420
4.20%, 11/3/2035	50,000	55,937
4.45%, 11/3/2045	50,000	56,564
4.75%, 11/3/2055	250,000	283,824
Oracle Corp.:
1.20%, 10/15/2017	125,000	125,733
1.90%, 9/15/2021 (d)	225,000	225,939
2.25%, 10/8/2019	150,000	154,520
2.40%, 9/15/2023	100,000	100,533
2.50%, 10/15/2022	199,000	203,133
2.65%, 7/15/2026 (d)	320,000	320,709

2.80%, 7/8/2021	200,000	209,902
2.95%, 5/15/2025	420,000	436,755
3.40%, 7/8/2024	200,000	215,068
3.85%, 7/15/2036 (d)	100,000	100,341
3.90%, 5/15/2035	145,000	146,612
4.00%, 7/15/2046 (d)	75,000	75,454
4.30%, 7/8/2034	100,000	105,892
4.38%, 5/15/2055	200,000	204,511
4.50%, 7/8/2044	200,000	217,119
5.75%, 4/15/2018 (b)	200,000	216,643
6.13%, 7/8/2039	300,000	390,221

		8,112,458

TELECOMMUNICATIONS — 1.5%
America Movil SAB de CV:
3.13%, 7/16/2022	150,000	154,419
4.38%, 7/16/2042 (b)	200,000	204,070
5.00%, 3/30/2020	100,000	110,986
6.13%, 11/15/2037	350,000	416,287
6.13%, 3/30/2040	175,000	213,444
AT&T Corp. 8.25%, 11/15/2031	123,000	178,207
AT&T, Inc.:
2.30%, 3/11/2019	230,000	234,991
2.45%, 6/30/2020	425,000	433,539
2.80%, 2/17/2021	150,000	154,035
3.00%, 6/30/2022	221,000	226,180
3.40%, 5/15/2025	300,000	305,982
3.60%, 2/17/2023	150,000	156,622
4.13%, 2/17/2026	250,000	268,307
4.30%, 12/15/2042	374,000	360,530
4.35%, 6/15/2045	158,000	152,569
4.45%, 5/15/2021	419,000	460,593
4.45%, 4/1/2024	252,000	275,592
4.50%, 5/15/2035	140,000	143,078
4.75%, 5/15/2046	305,000	312,067
4.80%, 6/15/2044	297,000	305,967
5.20%, 3/15/2020	482,000	534,714
5.35%, 9/1/2040	220,000	239,338
5.50%, 2/1/2018	475,000	505,681
5.65%, 2/15/2047	100,000	115,308
5.80%, 2/15/2019	75,000	83,086
6.00%, 8/15/2040	100,000	116,076
6.38%, 3/1/2041	200,000	240,808
6.50%, 9/1/2037	180,000	221,336
6.55%, 2/15/2039	120,000	147,354
BellSouth LLC 6.55%, 6/15/2034	100,000	116,723
British Telecommunications PLC:
5.95%, 1/15/2018	100,000	106,995
9.38%, 12/15/2030	265,000	406,990
CC Holdings GS V LLC / Crown Castle GS III Corp. 3.85%, 4/15/2023	125,000	132,145
Cisco Systems, Inc.:
1.40%, 2/28/2018	35,000	35,309
1.60%, 2/28/2019	25,000	25,356
1.65%, 6/15/2018	100,000	101,389
2.20%, 2/28/2021	150,000	154,126
2.45%, 6/15/2020	100,000	103,968
2.60%, 2/28/2023	50,000	52,348

See accompanying notes to financial statements.

268

SPDR Barclays Aggregate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

2.90%, 3/4/2021	$100,000	$105,856
2.95%, 2/28/2026	50,000	53,272
3.00%, 6/15/2022 (b)	30,000	32,086
3.50%, 6/15/2025 (b)	45,000	50,297
3.63%, 3/4/2024	250,000	280,197
4.45%, 1/15/2020	204,000	225,297
4.95%, 2/15/2019	273,000	299,754
5.50%, 1/15/2040	106,000	139,297
Deutsche Telekom International Finance B.V.:
6.75%, 8/20/2018	160,000	178,338
8.75%, 6/15/2030	175,000	263,372
Juniper Networks, Inc.:
4.50%, 3/15/2024	200,000	208,664
5.95%, 3/15/2041	270,000	269,451
Koninklijke KPN NV 8.38%, 10/1/2030	75,000	103,440
Motorola Solutions, Inc. 3.75%, 5/15/2022	269,000	269,485
Orange SA:
4.13%, 9/14/2021	300,000	329,554
9.00%, 3/1/2031	350,000	543,019
Qwest Corp. 6.75%, 12/1/2021	200,000	214,000
Rogers Communications, Inc.:
4.10%, 10/1/2023	200,000	220,239
4.50%, 3/15/2043	115,000	120,163
5.00%, 3/15/2044	30,000	33,947
6.80%, 8/15/2018	175,000	193,166
Telefonica Emisiones SAU:
5.46%, 2/16/2021	350,000	398,862
7.05%, 6/20/2036	263,000	335,715
Verizon Communications, Inc.:
2.45%, 11/1/2022 (b)	63,000	63,659
2.63%, 2/21/2020	179,000	185,042
3.00%, 11/1/2021	100,000	104,961
3.45%, 3/15/2021	219,000	235,076
3.65%, 9/14/2018	425,000	446,787
3.85%, 11/1/2042	823,000	772,961
4.15%, 3/15/2024	150,000	165,085
4.27%, 1/15/2036	163,000	167,073
4.50%, 9/15/2020	279,000	309,792
4.52%, 9/15/2048	701,000	723,600
4.60%, 4/1/2021	121,000	135,739
4.67%, 3/15/2055	388,000	391,246
4.86%, 8/21/2046	603,000	658,297
5.15%, 9/15/2023	950,000	1,105,881
6.40%, 2/15/2038	146,000	184,202
6.55%, 9/15/2043	455,000	611,475
Vodafone Group PLC:
1.25%, 9/26/2017	100,000	99,949
1.50%, 2/19/2018	200,000	199,961
2.95%, 2/19/2023 (b)	200,000	201,870
4.38%, 2/19/2043	200,000	188,867
6.15%, 2/27/2037	113,000	130,970

		20,456,479

TEXTILES — 0.0% (a)
Cintas Corp. No 2 6.15%, 8/15/2036	100,000	125,285

TOBACCO — 0.1%
Reynolds American, Inc.:
2.30%, 8/21/2017	100,000	101,249
4.45%, 6/12/2025	400,000	446,249
6.88%, 5/1/2020	100,000	117,839

		665,337

TOYS/GAMES/HOBBIES — 0.0% (a)
Hasbro, Inc. 3.15%, 5/15/2021	50,000	51,671

TRANSPORTATION — 0.5%
Burlington Northern Santa Fe LLC:
3.40%, 9/1/2024	100,000	108,491
3.45%, 9/15/2021	150,000	162,388
3.65%, 9/1/2025	50,000	55,226
3.90%, 8/1/2046	35,000	36,864
4.15%, 4/1/2045	446,000	483,020
4.38%, 9/1/2042	100,000	110,855
4.55%, 9/1/2044	200,000	228,331
4.70%, 9/1/2045	50,000	58,347
4.95%, 9/15/2041	100,000	118,585
7.00%, 12/15/2025	51,000	68,967
Canadian National Railway Co.:
2.25%, 11/15/2022	200,000	203,854
2.75%, 3/1/2026	50,000	52,439
2.85%, 12/15/2021	100,000	105,630
Canadian Pacific Railway Co.:
3.70%, 2/1/2026	26,000	27,923
4.50%, 1/15/2022	290,000	321,170
4.80%, 9/15/2035	220,000	248,777
4.80%, 8/1/2045	50,000	57,475
6.13%, 9/15/2115	30,000	37,173
9.45%, 8/1/2021	100,000	131,663
CSX Corp.:
3.95%, 5/1/2050	305,000	305,833
4.25%, 6/1/2021	35,000	38,337
4.50%, 8/1/2054	150,000	160,692
6.15%, 5/1/2037	165,000	215,231
FedEx Corp.:
2.63%, 8/1/2022	271,000	277,289
3.20%, 2/1/2025	100,000	104,319
3.25%, 4/1/2026 (b)	100,000	104,033
4.10%, 2/1/2045	150,000	151,641
4.55%, 4/1/2046	50,000	54,034
4.75%, 11/15/2045	150,000	166,270
JB Hunt Transport Services, Inc. 3.30%, 8/15/2022	50,000	52,018
Kansas City Southern 4.95%, 8/15/2045 (e)	100,000	110,903
Norfolk Southern Corp.:
2.90%, 6/15/2026 (b)	100,000	103,042
2.90%, 2/15/2023	35,000	36,320
4.45%, 6/15/2045	150,000	166,725
4.65%, 1/15/2046	50,000	57,386
4.84%, 10/1/2041	100,000	114,697
Ryder System, Inc.:
Series MTN, 2.50%, 3/1/2018	100,000	101,367
Series MTN, 2.65%, 3/2/2020	100,000	101,215
Series MTN, 3.45%, 11/15/2021	25,000	25,898

See accompanying notes to financial statements.

269

SPDR Barclays Aggregate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Union Pacific Corp.:
2.25%, 6/19/2020	$50,000	$51,572
2.75%, 3/1/2026	25,000	25,960
3.25%, 8/15/2025	50,000	54,151
3.38%, 2/1/2035	300,000	299,591
3.65%, 2/15/2024	92,000	101,639
4.05%, 11/15/2045 (b)	50,000	54,348
4.05%, 3/1/2046	30,000	32,624
4.38%, 11/15/2065	30,000	32,101
4.82%, 2/1/2044	205,000	243,896
United Parcel Service, Inc.:
2.45%, 10/1/2022	121,000	125,156
4.88%, 11/15/2040	200,000	249,277
5.13%, 4/1/2019	100,000	110,713
6.20%, 1/15/2038	100,000	141,840

		6,587,296

TRUCKING & LEASING — 0.0% (a)
GATX Corp.:
2.38%, 7/30/2018	46,000	46,031
2.50%, 3/15/2019	67,000	67,427
4.85%, 6/1/2021 (b)	200,000	214,757

		328,215

WATER — 0.0% (a)
American Water Capital Corp.:
4.30%, 12/1/2042	100,000	112,728
6.59%, 10/15/2037	100,000	142,079

		254,807

TOTAL CORPORATE BONDS & NOTES (Cost $350,927,357)		365,629,385

FOREIGN GOVERNMENT OBLIGATIONS — 3.6%
African Development Bank Series GDIF, 1.63%, 10/2/2018	500,000	509,171
Asian Development Bank:
0.75%, 7/28/2017	500,000	500,382
0.88%, 4/26/2018	300,000	300,791
1.50%, 9/28/2018	400,000	406,279
1.50%, 1/22/2020	300,000	305,079
1.63%, 8/26/2020	200,000	204,094
1.75%, 3/21/2019	300,000	307,111
2.00%, 4/24/2026	200,000	205,316
5.82%, 6/16/2028	50,000	67,467
6.22%, 8/15/2027	175,000	242,578
Canada Government International Bond:
1.13%, 3/19/2018	100,000	100,739
1.63%, 2/27/2019	200,000	204,397
Chile Government International Bond 3.13%, 1/21/2026	754,000	792,236
Colombia Government International Bond:
2.63%, 3/15/2023	350,000	338,275
4.00%, 2/26/2024	610,000	636,443
5.63%, 2/26/2044	100,000	110,895
6.13%, 1/18/2041	100,000	116,508
7.38%, 3/18/2019	250,000	286,492
7.38%, 9/18/2037	150,000	195,889

Corp. Andina de Fomento:
1.50%, 8/8/2017	100,000	100,369
2.00%, 5/10/2019	250,000	252,333
European Bank for Reconstruction & Development:
1.50%, 3/16/2020	200,000	203,015
1.63%, 4/10/2018	50,000	50,697
1.88%, 2/23/2022 (b)	400,000	410,910
European Investment Bank:
1.00%, 3/15/2018	475,000	476,851
1.13%, 9/15/2017	261,000	262,259
1.25%, 5/15/2018	700,000	705,570
1.63%, 3/16/2020	600,000	611,317
2.25%, 8/15/2022	200,000	208,843
4.00%, 2/16/2021	650,000	728,451
Export Development Canada:
1.25%, 12/10/2018	40,000	40,454
1.75%, 7/21/2020	250,000	257,033
Export-Import Bank of Korea:
1.75%, 5/26/2019	200,000	201,746
2.63%, 5/26/2026	200,000	204,044
2.88%, 1/21/2025	300,000	310,859
3.25%, 11/10/2025	300,000	320,883
4.00%, 1/14/2024	300,000	334,786
FMS Wertmanagement AoeR:
1.00%, 11/21/2017	300,000	300,951
1.38%, 6/8/2021	500,000	503,335
1.63%, 11/20/2018	200,000	203,501
Hydro-Quebec:
8.05%, 7/7/2024	15,000	21,000
8.50%, 12/1/2029	100,000	161,754
Inter-American Development Bank:
0.88%, 3/15/2018	200,000	200,410
1.00%, 7/14/2017	850,000	852,787
1.38%, 7/15/2020	150,000	151,457
1.75%, 8/24/2018	500,000	510,159
1.75%, 10/15/2019	100,000	102,467
1.75%, 4/14/2022	600,000	612,443
1.88%, 3/15/2021	250,000	257,618
3.00%, 2/21/2024	255,000	282,140
3.88%, 10/28/2041	35,000	42,997
International Bank for Reconstruction & Development:
0.88%, 7/19/2018	700,000	701,672
1.00%, 11/15/2017	400,000	401,632
1.13%, 7/18/2017	250,000	251,243
1.25%, 7/26/2019	500,000	505,225
1.38%, 3/30/2020	600,000	607,527
1.38%, 5/24/2021	400,000	403,406
1.63%, 2/10/2022	50,000	50,809
1.75%, 4/19/2023	350,000	356,157
1.88%, 3/15/2019	50,000	51,345
1.88%, 10/7/2019	200,000	205,901
2.25%, 6/24/2021	550,000	577,358
International Finance Corp.:
0.88%, 6/15/2018	400,000	400,826
1.75%, 9/4/2018	250,000	255,253
Israel Government International Bond:
2.88%, 3/16/2026	200,000	206,212

See accompanying notes to financial statements.

270

SPDR Barclays Aggregate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

4.00%, 6/30/2022	$100,000	$110,880
4.50%, 1/30/2043	100,000	112,000
5.13%, 3/26/2019	100,000	109,880
Italy Government International Bond 6.88%, 9/27/2023	513,000	648,220
Japan Bank for International Cooperation:
1.13%, 7/19/2017	200,000	200,272
1.75%, 7/31/2018	150,000	151,640
1.88%, 4/20/2021	300,000	304,621
2.13%, 2/7/2019	150,000	153,377
2.13%, 2/10/2025	350,000	356,654
3.38%, 7/31/2023	200,000	220,234
Japan Finance Organization for Municipalities Series DTC, 4.00%, 1/13/2021	100,000	110,102
KFW:
Zero Coupon, 4/18/2036	200,000	120,016
Zero Coupon, 6/29/2037	125,000	71,978
0.88%, 9/5/2017	50,000	50,091
0.88%, 4/19/2018	600,000	600,927
1.00%, 1/26/2018 (b)	500,000	501,793
1.50%, 2/6/2019	1,400,000	1,422,030
1.50%, 4/20/2020	950,000	963,972
1.50%, 6/15/2021 (b)	300,000	303,799
2.00%, 10/4/2022	125,000	129,128
2.38%, 8/25/2021 (b)	700,000	736,733
2.75%, 9/8/2020	100,000	106,510
Korea Development Bank:
2.50%, 1/13/2021	200,000	206,466
3.38%, 9/16/2025	200,000	217,325
3.50%, 8/22/2017	100,000	102,540
3.75%, 1/22/2024	150,000	165,730
Korea International Bond 4.13%, 6/10/2044	300,000	399,411
Landwirtschaftliche Rentenbank:
0.88%, 9/12/2017	200,000	200,417
1.88%, 9/17/2018	250,000	255,937
2.00%, 1/13/2025	100,000	102,576
Mexico Government International Bond:
3.60%, 1/30/2025	200,000	209,258
3.63%, 3/15/2022	884,000	933,902
4.00%, 10/2/2023	200,000	215,453
4.60%, 1/23/2046	200,000	210,153
4.75%, 3/8/2044	400,000	430,642
5.75%, 10/12/2110	300,000	333,037
5.95%, 3/19/2019	576,000	647,662
6.75%, 9/27/2034	50,000	67,639
Nordic Investment Bank:
1.13%, 2/25/2019	200,000	201,470
2.25%, 9/30/2021	250,000	262,431
Oesterreichische Kontrollbank AG:
1.38%, 2/10/2020	300,000	302,237
1.50%, 10/21/2020 (b)	100,000	101,031
Panama Government International Bond:
3.88%, 3/17/2028	100,000	106,094
4.00%, 9/22/2024	150,000	160,851

5.20%, 1/30/2020	450,000	498,443
6.70%, 1/26/2036	200,000	267,200
Peruvian Government International Bond:
5.63%, 11/18/2050	100,000	124,621
7.13%, 3/30/2019	100,000	115,506
7.35%, 7/21/2025	75,000	102,312
8.75%, 11/21/2033	250,000	393,733
Philippine Government International Bond:
3.95%, 1/20/2040	500,000	574,375
4.00%, 1/15/2021	350,000	383,250
4.20%, 1/21/2024	250,000	286,250
5.00%, 1/13/2037	200,000	258,500
6.38%, 10/23/2034	50,000	72,625
7.75%, 1/14/2031	300,000	465,375
8.38%, 6/17/2019	250,000	298,438
10.63%, 3/16/2025	100,000	164,375
Poland Government International Bond:
5.00%, 3/23/2022	300,000	336,936
5.13%, 4/21/2021	800,000	897,688
6.38%, 7/15/2019	50,000	56,649
Province of Manitoba Canada 1.75%, 5/30/2019	200,000	203,858
Province of New Brunswick Canada 2.75%, 6/15/2018	200,000	206,801
Province of Ontario Canada:
1.65%, 9/27/2019	250,000	253,846
2.00%, 1/30/2019	350,000	358,555
3.00%, 7/16/2018	900,000	937,661
4.00%, 10/7/2019	550,000	598,930
Province of Quebec Canada:
2.50%, 4/20/2026	150,000	154,285
2.88%, 10/16/2024	200,000	213,219
7.50%, 9/15/2029	805,000	1,230,899
South Africa Government International Bond:
4.67%, 1/17/2024	450,000	463,216
5.50%, 3/9/2020	200,000	214,514
6.88%, 5/27/2019	50,000	55,621
Svensk Exportkredit AB 1.88%, 6/17/2019	200,000	204,585
Turkey Government International Bond:
4.88%, 10/9/2026	500,000	527,060
5.63%, 3/30/2021	50,000	54,432
6.00%, 1/14/2041	400,000	446,604
6.63%, 2/17/2045	600,000	727,032
6.75%, 4/3/2018	500,000	536,950
6.88%, 3/17/2036	300,000	365,130
7.25%, 3/5/2038	100,000	127,348
7.38%, 2/5/2025	425,000	523,978
Ukraine Government AID Bonds 1.85%, 5/29/2020	376,000	386,567
Uruguay Government International Bond:
4.38%, 10/27/2027	200,000	213,250
5.10%, 6/18/2050	150,000	149,445

See accompanying notes to financial statements.

271

SPDR Barclays Aggregate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

7.63%, 3/21/2036	$200,000	$271,020

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $47,426,345)		48,726,348

U.S. GOVERNMENT AGENCY OBLIGATIONS — 30.5%
Federal Farm Credit Banks:
0.75%, 4/18/2018	1,000,000	1,001,206
1.10%, 6/1/2018	500,000	503,576
Federal Home Loan Bank:
0.88%, 3/19/2018 (b)	500,000	501,791
0.88%, 6/29/2018	1,000,000	1,004,037
1.13%, 6/21/2019 (b)	1,000,000	1,009,587
1.88%, 3/8/2019	170,000	174,641
1.88%, 3/13/2020	250,000	258,988
2.00%, 9/14/2018	150,000	154,158
2.13%, 3/10/2023	180,000	187,421
Series 1069, 5.00%, 11/17/2017	300,000	317,598
5.50%, 7/15/2036	250,000	358,245
Federal Home Loan Mortgage Corp.:
Series 1, 0.75%, 1/12/2018	200,000	200,316
Series GMTN, 0.75%, 4/9/2018	1,000,000	1,001,362
0.88%, 3/7/2018	440,000	441,433
Series 1, 1.00%, 7/28/2017	1,050,000	1,053,684
1.00%, 9/29/2017	200,000	200,758
1.00%, 5/11/2018	1,000,000	1,001,283
1.10%, 2/26/2018	1,000,000	1,000,659
1.25%, 8/1/2019 (b)	400,000	405,046
1.25%, 10/2/2019	530,000	536,361
1.38%, 5/1/2020 (b)	400,000	406,185
1.75%, 5/30/2019 (b)	1,195,000	1,227,477
Series K025, Class A1, 1.88%, 4/25/2022	585,308	596,570
Series K015, Class A1, 2.26%, 10/25/2020	208,575	212,221
2.38%, 1/13/2022	2,325,000	2,463,205
2.50%, 9/1/2028	362,552	376,215
2.50%, 10/1/2029	973,486	1,007,087
2.50%, 1/1/2031	1,080,878	1,118,577
2.50%, 5/1/2031	3,184,035	3,295,091
TBA, 2.50%, 7/19/2031	4,475,000	4,627,779
Series K029, Class A1, 2.84%, 10/25/2022	502,444	526,396
Series K053, Class A2, 3.00%, 12/25/2025	350,000	375,623
3.00%, 2/1/2029	633,903	665,257
3.00%, 7/1/2029	715,440	750,827
3.00%, 9/1/2029	1,154,021	1,211,102
3.00%, 4/1/2030	1,036,266	1,087,713
3.00%, 12/1/2030	2,464,193	2,586,532
TBA, 3.00%, 7/19/2031	2,250,000	2,360,479
3.00%, 7/1/2035	931,619	977,048
3.00%, 4/1/2036	1,966,830	2,063,353
3.00%, 3/1/2043	1,413,528	1,469,090
3.00%, 4/1/2043	749,312	778,765
3.00%, 4/1/2043	1,916,896	1,992,244
3.00%, 7/1/2043	813,859	845,850
3.00%, 7/1/2043	135,285	140,603

3.00%, 8/1/2043	418,824	435,287
3.00%, 9/1/2043	511,060	531,148
3.00%, 10/1/2043	420,685	437,221
3.00%, 6/1/2045	1,889,605	1,959,342
3.00%, 8/1/2045	2,572,617	2,667,560
3.00%, 4/1/2046	3,206,387	3,325,475
TBA, 3.00%, 7/14/2046	3,025,000	3,135,011
Series K049, Class A2, 3.01%, 7/25/2025	350,000	376,439
Series K040, Class A2, 3.24%, 9/25/2024	700,000	765,499
Series K030, Class A2, 3.25%, 4/25/2023 (f)	1,750,000	1,908,847
Series K006, Class A1, 3.40%, 7/25/2019	335,292	345,093
3.50%, 5/1/2026	871,457	925,293
3.50%, 1/1/2029	246,506	261,552
3.50%, 11/1/2029	807,199	856,487
3.50%, 2/1/2030	418,015	443,539
3.50%, 3/1/2032	810,077	863,986
3.50%, 5/1/2043	454,777	480,140
3.50%, 8/1/2043	1,568,619	1,656,100
3.50%, 8/1/2043	831,551	877,927
3.50%, 6/1/2044	690,165	727,640
3.50%, 8/1/2044	1,309,402	1,380,501
3.50%, 10/1/2044	763,338	804,786
3.50%, 11/1/2044	1,231,654	1,298,531
3.50%, 12/1/2044	1,236,056	1,303,171
3.50%, 1/1/2045	1,229,495	1,296,691
3.50%, 2/1/2045	1,688,962	1,781,270
3.50%, 7/1/2045	1,381,908	1,457,434
3.50%, 7/1/2045	1,147,045	1,209,735
3.50%, 10/1/2045	1,536,702	1,620,688
3.50%, 12/1/2045	1,295,868	1,366,692
3.50%, 12/1/2045	940,496	991,897
3.50%, 1/1/2046	2,037,158	2,149,389
3.50%, 3/1/2046	3,203,138	3,379,606
3.50%, 3/1/2046	1,466,661	1,547,463
3.50%, 5/1/2046	1,446,898	1,526,611
TBA, 3.50%, 7/14/2046	500,000	527,148
3.75%, 3/27/2019	700,000	755,613
4.00%, 4/1/2019	13,188	13,745
4.00%, 4/1/2024	127,940	133,343
4.00%, 5/1/2025	92,199	96,260
4.00%, 6/1/2025	188,472	196,775
4.00%, 8/1/2025	54,606	57,011
4.00%, 9/1/2025	30,709	32,062
4.00%, 6/1/2026	499,845	522,852
4.00%, 10/1/2040	454,403	488,649
4.00%, 12/1/2041	1,374,461	1,478,191
4.00%, 4/1/2042	993,725	1,068,721
4.00%, 6/1/2042	1,958,275	2,105,160
4.00%, 5/1/2044	823,026	880,900
4.00%, 5/1/2044	486,497	520,707
4.00%, 7/1/2044	1,992,865	2,133,000
4.00%, 12/1/2044	773,146	827,512
4.00%, 4/1/2045	1,660,930	1,778,714
4.00%, 10/1/2045	2,318,947	2,483,395
4.00%, 1/1/2046	2,937,861	3,148,018

See accompanying notes to financial statements.

272

SPDR Barclays Aggregate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

4.50%, 5/1/2019	$143,828	$147,244
4.50%, 9/1/2024	2,259	2,376
4.50%, 10/1/2024	127,238	133,826
4.50%, 4/1/2038	742,117	809,686
4.50%, 2/1/2039	849,717	925,978
4.50%, 2/1/2039	4,419	4,817
4.50%, 6/1/2039	339,579	370,130
4.50%, 12/1/2039	268,170	292,296
4.50%, 6/1/2040	9,164	10,041
4.50%, 12/1/2040	1,013,336	1,110,339
4.50%, 4/1/2041	12,692	13,901
4.50%, 7/1/2041	694,685	760,839
4.50%, 8/1/2041	47,824	52,378
4.50%, 9/1/2041	308,568	337,952
4.50%, 10/1/2041	2,001,948	2,193,587
4.50%, 10/1/2043	42,697	46,564
4.50%, 3/1/2044	557,369	607,731
4.50%, 8/1/2044	50,583	55,154
4.50%, 9/1/2044	924,567	1,008,108
4.88%, 6/13/2018	100,000	108,004
5.00%, 3/1/2018	82,841	85,006
5.00%, 11/1/2035	35,313	39,087
5.00%, 12/1/2036	4,373	4,853
5.00%, 12/1/2036	3,995	4,420
5.00%, 2/1/2038	290,566	320,702
5.00%, 2/1/2038	655	723
5.00%, 2/1/2038	243,960	269,262
5.00%, 3/1/2038	201,152	222,014
5.00%, 3/1/2038	229,195	252,946
5.00%, 6/1/2038	97,393	107,494
5.00%, 11/1/2038	563,422	621,807
5.00%, 11/1/2038	256,225	282,799
5.00%, 1/1/2039	114,071	125,902
5.00%, 2/1/2039	264,658	292,086
5.00%, 3/1/2039	804,312	887,851
5.00%, 10/1/2039	75,759	83,617
5.13%, 11/17/2017	150,000	159,056
5.50%, 2/1/2022	10,430	11,607
5.50%, 11/1/2026	86,559	96,370
5.50%, 6/1/2027	23,772	26,469
5.50%, 4/1/2028	36,525	40,669
5.50%, 7/1/2028	57,311	63,807
5.50%, 7/1/2033	3,482	3,916
5.50%, 1/1/2037	187,810	209,755
5.50%, 1/1/2037	63,847	71,307
5.50%, 9/1/2037	3,268	3,649
5.50%, 11/1/2037	15,060	16,819
5.50%, 1/1/2038	124,098	138,588
5.50%, 4/1/2038	439,093	490,377
5.50%, 7/1/2038	1,729	1,931
5.50%, 7/1/2038	663,294	740,765
5.50%, 10/1/2038	11,381	12,710
5.50%, 11/1/2038	8,407	9,389
6.00%, 8/1/2031	15,597	17,918
6.00%, 3/1/2036	17,414	19,886
6.00%, 8/1/2036	117,861	134,589
6.00%, 1/1/2037	10,555	12,053
6.00%, 12/1/2037	11,319	12,925
6.00%, 10/1/2038	10,964	12,518

6.00%, 3/1/2040	11,749	13,414
6.00%, 5/1/2040	1,224,002	1,397,689
6.25%, 7/15/2032	100,000	151,209
6.50%, 11/1/2037	153,950	178,540
6.50%, 2/1/2038	39,080	44,894
6.50%, 9/1/2038	384,420	445,823
6.50%, 9/1/2039	153,234	181,335
6.75%, 3/15/2031	550,000	854,255
Federal National Mortgage Association:
Zero Coupon, 10/9/2019	400,000	384,629
0.88%, 8/28/2017	800,000	801,818
0.88%, 10/26/2017	1,230,000	1,232,848
0.88%, 12/20/2017	250,000	250,573
0.88%, 3/28/2018	2,000,000	2,007,393
0.88%, 5/21/2018	1,165,000	1,169,598
Series 0001, 1.00%, 9/27/2017	625,000	627,361
1.13%, 7/20/2018	250,000	252,194
1.13%, 12/14/2018	250,000	252,281
1.38%, 1/28/2019	625,000	634,257
1.38%, 2/26/2021	450,000	454,840
1.50%, 6/22/2020 (b)	500,000	509,362
1.50%, 11/30/2020	150,000	152,663
1.63%, 11/27/2018	400,000	408,511
1.63%, 1/21/2020	250,000	255,918
1.75%, 1/30/2019	100,000	102,271
1.88%, 9/18/2018	300,000	307,626
2.12%, 4/1/2044 (f)	759,283	792,297
2.13%, 4/24/2026	400,000	411,487
Series 2014-M1, Class ASQ2, 2.32%, 11/25/2018 (f)	801,728	819,566
Series 2013-M12, Class APT, 2.47%, 3/25/2023 (f)	860,456	891,243
2.50%, 7/1/2028	1,104,588	1,146,883
2.50%, 8/1/2028	700,972	727,813
2.50%, 8/1/2028	925,407	960,841
2.50%, 10/1/2028	747,801	776,435
2.50%, 2/1/2030	1,239,503	1,283,167
2.50%, 5/1/2030	1,793,556	1,856,739
2.50%, 7/1/2030	604,059	625,339
2.50%, 2/1/2031	2,033,403	2,105,542
TBA, 2.50%, 7/19/2031	3,750,000	3,880,371
2.50%, 10/1/2042	610,890	619,080
2.63%, 9/6/2024	470,000	505,647
3.00%, 8/1/2027	755,454	793,444
3.00%, 11/1/2028	1,301,700	1,366,430
3.00%, 6/1/2029	386,967	405,858
3.00%, 8/1/2029	724,742	760,122
3.00%, 8/1/2029	1,242,668	1,303,332
3.00%, 9/1/2029	734,640	770,503
3.00%, 6/1/2030	1,243,832	1,304,729
3.00%, 9/1/2030	198,121	207,821
3.00%, 11/1/2030	454,564	476,819
3.00%, 12/1/2030	1,397,243	1,465,651
TBA, 3.00%, 7/19/2031	2,750,000	2,883,203
3.00%, 2/1/2035	779,016	816,974
3.00%, 3/1/2035	596,894	625,978
3.00%, 2/1/2036	1,455,790	1,527,225
3.00%, 12/1/2042	823,302	856,585

See accompanying notes to financial statements.

273

SPDR Barclays Aggregate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

3.00%, 1/1/2043	$1,501,068	$1,561,286
3.00%, 3/1/2043	1,691,770	1,759,639
3.00%, 4/1/2043	423,557	440,549
3.00%, 5/1/2043	788,168	819,787
3.00%, 5/1/2043	1,560,135	1,622,723
3.00%, 5/1/2043	2,338,368	2,432,176
3.00%, 6/1/2043	1,128,556	1,173,831
3.00%, 6/1/2043	112,608	117,125
3.00%, 6/1/2043	1,543,727	1,605,657
3.00%, 6/1/2043	373,261	388,235
3.00%, 7/1/2043	1,536,633	1,598,278
3.00%, 7/1/2043	415,610	432,283
3.00%, 7/1/2043	1,039,691	1,081,401
3.00%, 9/1/2045	1,411,172	1,464,804
3.00%, 11/1/2045	1,153,110	1,196,934
3.00%, 11/1/2045	2,093,770	2,173,344
3.00%, 5/1/2046	3,178,903	3,300,518
TBA, 3.00%, 7/14/2046	4,550,000	4,720,625
3.50%, 10/1/2025	291,683	309,501
3.50%, 11/1/2025	339,333	360,062
3.50%, 3/1/2026	211,692	224,771
3.50%, 1/1/2027	1,188,607	1,261,214
3.50%, 5/1/2029	382,426	405,768
3.50%, 10/1/2029	733,804	778,594
3.50%, 12/1/2029	691,466	733,672
3.50%, 1/1/2030	763,620	809,749
3.50%, 6/1/2034	1,407,694	1,497,690
3.50%, 7/1/2034	2,709,481	2,882,702
3.50%, 12/1/2040	1,335,139	1,413,615
3.50%, 5/1/2042	2,777,122	2,938,983
3.50%, 8/1/2042	1,051,885	1,113,192
3.50%, 10/1/2042	858,877	908,935
3.50%, 1/1/2043	375,928	397,839
3.50%, 5/1/2043	363,863	384,284
3.50%, 7/1/2043	1,455,308	1,536,982
3.50%, 1/1/2044	1,446,653	1,527,841
3.50%, 10/1/2044	1,082,106	1,141,560
3.50%, 1/1/2045	827,241	872,692
3.50%, 1/1/2045	963,512	1,016,835
3.50%, 4/1/2045	1,952,264	2,060,306
3.50%, 5/1/2045	1,334,308	1,408,152
3.50%, 8/1/2045	1,803,555	1,903,368
3.50%, 8/1/2045	2,099,510	2,215,702
3.50%, 11/1/2045	1,550,638	1,636,454
3.50%, 12/1/2045	2,492,486	2,630,425
3.50%, 12/1/2045	5,611,272	5,921,812
3.50%, 2/1/2046	3,059,204	3,229,891
3.50%, 2/1/2046	2,259,605	2,385,678
3.50%, 2/1/2046	3,132,637	3,307,421
TBA, 3.50%, 7/14/2046	3,300,000	3,481,500
Series 2014-M3, Class A2, VRN, 3.50%, 1/25/2024 (f)	400,000	441,304
Series 2014-M2, Class A2, 3.51%, 12/25/2023 (f)	888,000	980,716
4.00%, 7/1/2018	84,667	87,685
4.00%, 8/1/2018	299,147	309,797
4.00%, 8/1/2018	995	1,030
4.00%, 1/1/2020	2,450	2,539
4.00%, 4/1/2024	189,069	198,150

4.00%, 1/1/2025	192,143	201,371
4.00%, 3/1/2026	132,533	139,730
4.00%, 12/1/2034	799,340	866,907
4.00%, 12/1/2040	1,162,281	1,252,582
4.00%, 12/1/2040	851,330	917,472
4.00%, 3/1/2041	1,599,011	1,722,362
4.00%, 12/1/2041	2,052,606	2,210,947
4.00%, 2/1/2042	541,142	582,631
4.00%, 10/1/2043	1,191,116	1,276,834
4.00%, 12/1/2043	168,597	180,729
4.00%, 6/1/2044	1,181,406	1,266,372
4.00%, 7/1/2044	616,504	660,843
4.00%, 7/1/2044	640,279	686,328
4.00%, 9/1/2044	990,204	1,061,419
4.00%, 10/1/2044	699,952	750,292
4.00%, 10/1/2044	832,021	891,859
4.00%, 12/1/2044	1,499,300	1,607,129
4.00%, 1/1/2045	285,044	305,719
4.00%, 3/1/2045	1,193,037	1,279,570
4.00%, 5/1/2045	1,890,121	2,027,215
4.00%, 7/1/2045	1,656,239	1,776,369
4.00%, 9/1/2045	1,767,102	1,895,273
4.00%, 9/1/2045	930,515	998,007
4.00%, 9/1/2045	2,364,202	2,535,682
4.00%, 12/1/2045	1,255,600	1,346,671
4.00%, 12/1/2045	1,831,356	1,964,188
TBA, 4.00%, 7/14/2046	1,450,000	1,554,898
4.50%, 4/1/2023	2,296	2,412
4.50%, 4/1/2023	433,122	454,988
4.50%, 8/1/2023	457	480
4.50%, 4/1/2031	433,648	477,447
4.50%, 4/1/2039	957,047	1,044,728
4.50%, 4/1/2040	848,598	930,138
4.50%, 10/1/2040	513,671	563,029
4.50%, 2/1/2041	1,061,178	1,163,282
4.50%, 5/1/2041	568,736	623,385
4.50%, 1/1/2042	1,888,962	2,070,713
4.50%, 9/1/2043	496,037	541,302
4.50%, 11/1/2043	1,435,024	1,565,973
4.50%, 12/1/2043	1,016,873	1,109,664
4.50%, 12/1/2043	287,467	313,698
4.50%, 1/1/2044	332,556	362,877
4.50%, 2/1/2044	821,813	896,743
4.50%, 6/1/2044	1,433,237	1,563,915
4.50%, 6/1/2044	392,246	429,987
5.00%, 6/1/2018	30,566	31,462
5.00%, 7/1/2035	877,070	977,521
5.00%, 7/1/2040	430,568	478,748
5.00%, 9/1/2040	568,651	632,284
5.00%, 2/1/2041	1,433,533	1,593,946
5.00%, 1/1/2042	1,233,477	1,371,503
5.00%, 3/1/2042	1,261,097	1,402,215
5.00%, 12/1/2043	294,282	326,574
5.00%, 7/1/2044	1,285,658	1,427,435
5.50%, 7/1/2035	380,785	428,909
5.50%, 6/1/2038	65,920	74,014
5.50%, 6/1/2038	70,282	78,913
5.50%, 12/1/2038	475,520	533,913
5.50%, 12/1/2039	692,369	777,391

See accompanying notes to financial statements.

274

SPDR Barclays Aggregate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

5.50%, 4/1/2040	$1,035,414	$1,177,249
5.50%, 7/1/2041	779,133	874,909
6.00%, 2/1/2037	405,569	463,381
6.00%, 10/1/2039	567,287	648,151
6.00%, 4/1/2040	740,825	846,374
6.63%, 11/15/2030 (b)	590,000	902,629
7.13%, 1/15/2030	525,000	823,411
7.25%, 5/15/2030	100,000	159,044
Government National Mortgage Association:
3.00%, 12/15/2042	1,007,106	1,055,118
3.00%, 12/15/2042	305,254	319,806
3.00%, 12/20/2042	880,227	924,099
3.00%, 12/20/2042	1,389,281	1,458,525
3.00%, 2/20/2043	1,897,158	1,988,280
3.00%, 4/20/2043	2,081,239	2,181,203
3.00%, 6/20/2043	1,437,653	1,506,705
3.00%, 12/20/2044	813,682	851,708
3.00%, 3/20/2045	910,044	951,677
3.00%, 4/20/2045	1,355,285	1,417,288
3.00%, 8/20/2045	1,701,587	1,779,433
3.00%, 1/20/2046	974,793	1,019,389
3.00%, 4/20/2046	1,938,519	2,027,980
3.00%, 5/20/2046	4,040,845	4,227,327
TBA, 3.00%, 7/20/2046	700,000	730,844
TBA, 3.00%, 7/20/2046	2,000,000	2,090,000
3.50%, 2/15/2042	1,248,092	1,327,952
3.50%, 2/15/2042	1,438,075	1,530,091
3.50%, 4/15/2042	1,491,467	1,586,900
3.50%, 6/20/2042	1,373,736	1,463,351
3.50%, 4/15/2043	429,618	456,656
3.50%, 4/20/2043	1,343,619	1,431,269
3.50%, 7/20/2043	3,335,501	3,547,012
3.50%, 9/20/2043	1,315,508	1,398,927
3.50%, 10/20/2043	650,354	691,594
3.50%, 12/20/2043	309,277	328,889
3.50%, 1/20/2044	624,857	664,480
3.50%, 3/20/2044	600,924	638,119
3.50%, 10/20/2044	1,201,998	1,276,397
3.50%, 12/20/2044	933,246	991,010
3.50%, 2/20/2045	730,090	775,068
3.50%, 3/20/2045	893,228	948,256
3.50%, 4/20/2045	2,541,257	2,697,815
3.50%, 4/20/2045	2,639,963	2,802,602
3.50%, 6/20/2045	1,330,915	1,412,908
3.50%, 10/20/2045	1,932,320	2,051,363
3.50%, 11/20/2045	467,415	496,211
3.50%, 3/20/2046	1,693,052	1,798,782
3.50%, 4/20/2046	3,226,494	3,427,987
3.50%, 5/20/2046	3,217,119	3,418,027
TBA, 3.50%, 7/20/2046	2,400,000	2,547,000
4.00%, 4/15/2040	1,316,075	1,423,920
4.00%, 6/15/2040	84,613	91,546
4.00%, 3/20/2044	246,759	263,893
4.00%, 4/20/2044	362,262	387,417
4.00%, 6/20/2044	527,650	564,288
4.00%, 7/15/2044	1,470,170	1,580,978
4.00%, 8/20/2044	544,880	582,715
4.00%, 9/20/2044	550,488	588,712

4.00%, 10/20/2044	511,028	546,512
4.00%, 12/20/2044	1,251,324	1,338,213
4.00%, 2/20/2045	880,870	942,035
4.00%, 5/15/2045	1,317,928	1,416,221
4.00%, 6/15/2045	1,188,148	1,276,762
4.00%, 8/20/2045	976,292	1,044,208
4.00%, 9/20/2045	1,516,303	1,621,786
4.00%, 10/20/2045	1,425,558	1,524,728
4.00%, 11/20/2045	5,079,759	5,433,135
4.50%, 6/15/2039	93,544	103,336
4.50%, 7/15/2039	298,438	329,677
4.50%, 4/15/2040	1,253,385	1,385,472
4.50%, 6/15/2040	22,643	25,030
4.50%, 6/15/2040	772,426	853,827
4.50%, 3/15/2041	376,552	416,235
4.50%, 6/15/2041	436,438	481,896
4.50%, 9/20/2041	296,910	323,236
4.50%, 12/15/2041	69,888	77,167
4.50%, 1/15/2042	260,688	287,976
4.50%, 10/20/2043	220,544	237,637
4.50%, 4/20/2044	528,129	569,062
4.50%, 11/20/2044	1,337,356	1,439,242
4.50%, 12/20/2044	406,542	437,514
4.50%, 8/20/2045	827,137	888,950
4.50%, 9/20/2045	383,334	411,981
4.50%, 10/20/2045	1,444,982	1,555,067
4.50%, 4/20/2046	940,445	1,012,092
5.00%, 12/15/2038	335,742	374,715
5.00%, 4/15/2039	2,933	3,284
5.00%, 4/15/2039	1,940,267	2,172,171
5.00%, 5/15/2039	122,664	137,325
5.00%, 11/20/2041	1,620,159	1,799,609
5.00%, 5/20/2044	390,869	432,140
5.00%, 11/20/2044	546,595	604,310
5.50%, 6/15/2038	485,589	547,807
5.50%, 7/15/2038	581,167	655,631
5.50%, 2/15/2039	92,033	103,825
5.50%, 5/20/2044	564,905	640,135
6.00%, 1/15/2038	45,857	52,051
6.00%, 4/15/2038	251,003	284,807
6.00%, 6/15/2041	236,579	268,530
Tennessee Valley Authority:
2.88%, 9/15/2024	300,000	323,440
4.63%, 9/15/2060	14,000	17,228
5.25%, 9/15/2039	450,000	617,566
7.13%, 5/1/2030	66,000	100,740

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $413,626,707)		420,299,855

U.S. TREASURY OBLIGATIONS — 36.4%
Treasury Bonds:
2.50%, 2/15/2045	3,980,000	4,136,494
2.50%, 2/15/2046 (b)	2,700,000	2,806,623
2.50%, 5/15/2046	1,300,000	1,352,715
2.75%, 8/15/2042	2,151,000	2,365,175
2.75%, 11/15/2042	2,852,000	3,130,640
2.88%, 5/15/2043	1,900,000	2,132,142
2.88%, 8/15/2045	4,800,000	5,377,536

See accompanying notes to financial statements.

275

SPDR Barclays Aggregate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

3.00%, 11/15/2044	$1,764,000	$2,024,525
3.00%, 5/15/2045	200,000	229,496
3.00%, 11/15/2045	4,600,000	5,279,972
3.13%, 11/15/2041	3,068,000	3,616,098
3.13%, 2/15/2042	2,232,000	2,632,287
3.13%, 2/15/2043	1,342,000	1,578,984
3.13%, 8/15/2044	2,578,000	3,028,867
3.38%, 5/15/2044	2,664,000	3,277,226
3.50%, 2/15/2039	700,000	881,916
3.63%, 8/15/2043	3,950,000	5,086,771
3.63%, 2/15/2044	2,032,000	2,615,021
3.75%, 8/15/2041	150,000	195,341
3.75%, 11/15/2043	4,012,000	5,283,684
3.88%, 8/15/2040	150,000	198,750
4.25%, 11/15/2040	400,000	559,208
4.38%, 11/15/2039	500,000	709,600
4.38%, 5/15/2040	4,750,000	6,748,515
4.38%, 5/15/2041	1,544,000	2,200,787
4.50%, 2/15/2036	1,350,000	1,942,056
4.50%, 8/15/2039	600,000	866,016
4.63%, 2/15/2040	2,200,000	3,228,962
4.75%, 2/15/2037	750,000	1,113,998
4.75%, 2/15/2041	500,000	749,010
5.25%, 11/15/2028	500,000	703,440
5.25%, 2/15/2029	250,000	353,382
5.38%, 2/15/2031	200,000	296,414
5.50%, 8/15/2028	1,500,000	2,143,305
6.13%, 11/15/2027	2,200,000	3,245,902
6.25%, 8/15/2023	1,000,000	1,340,830
6.50%, 11/15/2026	1,800,000	2,665,584
6.88%, 8/15/2025	750,000	1,100,423
7.13%, 2/15/2023	1,000,000	1,376,910
8.13%, 8/15/2019	900,000	1,104,678
8.75%, 5/15/2020	738,000	958,861
8.75%, 8/15/2020	2,120,000	2,794,118
8.88%, 8/15/2017	713,000	779,395
Treasury Notes:
0.50%, 7/31/2017	150,000	149,980
0.63%, 8/31/2017	549,000	549,538
0.63%, 9/30/2017	1,000,000	1,001,050
0.63%, 11/30/2017	992,000	992,893
0.63%, 4/30/2018	7,800,000	7,805,694
0.75%, 10/31/2017	2,500,000	2,506,450
0.75%, 12/31/2017	4,805,000	4,818,166
0.75%, 1/31/2018	28,700,000	28,781,222
0.75%, 2/28/2018	1,150,000	1,153,301
0.75%, 3/31/2018	4,425,000	4,437,567
0.88%, 7/15/2017	800,000	803,016
0.88%, 8/15/2017	1,000,000	1,003,790
0.88%, 10/15/2017	3,600,000	3,614,904
0.88%, 11/15/2017	150,000	150,651
0.88%, 11/30/2017 (b)	2,000,000	2,008,680
0.88%, 1/15/2018	6,170,000	6,198,505
0.88%, 3/31/2018	500,000	502,510
0.88%, 5/31/2018	2,150,000	2,161,911
0.88%, 10/15/2018	500,000	502,735
0.88%, 7/31/2019	490,000	492,102
1.00%, 9/15/2017	650,000	653,529
1.00%, 12/15/2017	150,000	150,945

1.00%, 12/31/2017	500,000	503,210
1.00%, 2/15/2018	4,750,000	4,781,825
1.00%, 3/15/2018	500,000	503,525
1.00%, 5/31/2018	1,500,000	1,511,835
1.00%, 9/15/2018	500,000	504,120
1.00%, 3/15/2019 (b)	2,200,000	2,218,986
1.00%, 9/30/2019	250,000	251,922
1.00%, 11/30/2019	250,000	251,665
1.00%, 6/30/2021	1,000,000	1,005,350
1.13%, 12/31/2019	250,000	252,730
1.13%, 4/30/2020	400,000	403,956
1.13%, 2/28/2021	7,000,000	7,049,421
1.25%, 10/31/2018	3,400,000	3,447,872
1.25%, 11/15/2018	2,500,000	2,535,300
1.25%, 11/30/2018	250,000	253,592
1.25%, 12/15/2018	3,300,000	3,348,048
1.25%, 1/31/2019	5,470,000	5,551,612
1.25%, 1/31/2020	7,950,000	8,066,388
1.25%, 2/29/2020	1,680,000	1,705,234
1.25%, 3/31/2021	2,200,000	2,225,784
1.25%, 6/30/2023	4,500,000	4,523,400
1.38%, 6/30/2018	250,000	253,837
1.38%, 7/31/2018	750,000	761,865
1.38%, 9/30/2018	1,888,000	1,919,435
1.38%, 11/30/2018	250,000	254,372
1.38%, 12/31/2018	300,000	305,334
1.38%, 2/28/2019	3,300,000	3,360,588
1.38%, 1/31/2020	17,300,000	17,634,063
1.38%, 2/29/2020	8,190,000	8,345,037
1.38%, 3/31/2020	4,250,000	4,330,750
1.38%, 4/30/2020	2,000,000	2,037,860
1.38%, 5/31/2020	400,000	407,400
1.38%, 8/31/2020	3,100,000	3,157,071
1.38%, 9/30/2020	1,200,000	1,221,852
1.38%, 1/31/2021	3,000,000	3,053,040
1.38%, 4/30/2021	5,650,000	5,747,688
1.50%, 8/31/2018	5,975,000	6,089,123
1.50%, 12/31/2018	6,700,000	6,839,427
1.50%, 1/31/2019	750,000	765,818
1.50%, 2/28/2019	750,000	766,177
1.50%, 3/31/2019	2,250,000	2,301,030
1.50%, 5/31/2019	1,250,000	1,278,413
1.50%, 10/31/2019	1,900,000	1,944,536
1.50%, 11/30/2019	2,685,000	2,747,775
1.50%, 1/31/2022 (b)	1,450,000	1,479,305
1.50%, 2/28/2023	6,200,000	6,291,450
1.50%, 3/31/2023	2,000,000	2,028,600
1.63%, 3/31/2019	1,392,000	1,427,176
1.63%, 4/30/2019	1,475,000	1,513,040
1.63%, 6/30/2019	6,500,000	6,675,565
1.63%, 7/31/2019	1,042,000	1,070,290
1.63%, 8/31/2019	1,542,000	1,584,143
1.63%, 12/31/2019	3,200,000	3,288,512
1.63%, 7/31/2020	250,000	257,097
1.63%, 11/30/2020	2,000,000	2,058,640
1.63%, 8/15/2022	1,972,000	2,022,128
1.63%, 11/15/2022	4,464,000	4,569,217
1.63%, 2/15/2026	8,000,000	8,087,440
1.63%, 5/15/2026 (b)	2,000,000	2,023,900

See accompanying notes to financial statements.

276

SPDR Barclays Aggregate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

1.75%, 9/30/2019	$1,265,000	$1,304,721
1.75%, 10/31/2020	1,900,000	1,963,935
1.75%, 12/31/2020	1,500,000	1,551,660
1.75%, 3/31/2022	500,000	516,635
1.75%, 5/15/2022	3,966,000	4,097,949
1.75%, 9/30/2022	2,500,000	2,579,225
1.75%, 5/15/2023	3,950,000	4,074,543
1.88%, 8/31/2017	1,700,000	1,726,418
1.88%, 9/30/2017	1,370,000	1,392,632
1.88%, 10/31/2017	500,000	508,655
1.88%, 10/31/2022	47,000	48,837
2.00%, 7/31/2020	650,000	678,444
2.00%, 9/30/2020	400,000	417,844
2.00%, 11/30/2020	3,400,000	3,553,000
2.00%, 2/28/2021	650,000	680,037
2.00%, 5/31/2021	800,000	837,800
2.00%, 8/31/2021	2,150,000	2,251,910
2.00%, 10/31/2021	1,200,000	1,257,120
2.00%, 11/15/2021	1,150,000	1,205,740
2.00%, 2/15/2022	750,000	785,715
2.00%, 11/30/2022	6,300,000	6,593,643
2.00%, 2/15/2023	9,040,000	9,469,581
2.00%, 2/15/2025	950,000	993,548
2.00%, 8/15/2025	200,000	209,002
2.13%, 8/31/2020	1,000,000	1,048,990
2.13%, 1/31/2021	650,000	683,501
2.13%, 6/30/2021	1,000,000	1,053,520
2.13%, 8/15/2021	3,202,000	3,374,620
2.13%, 9/30/2021	1,700,000	1,791,664
2.13%, 12/31/2021	1,000,000	1,054,400
2.13%, 6/30/2022	500,000	527,235
2.13%, 12/31/2022	4,000,000	4,216,640
2.13%, 5/15/2025	4,200,000	4,434,528
2.25%, 11/30/2017	2,500,000	2,559,350
2.25%, 7/31/2018	416,000	430,219
2.25%, 3/31/2021	1,150,000	1,217,057
2.25%, 4/30/2021	1,000,000	1,058,510
2.25%, 7/31/2021	900,000	953,676
2.25%, 11/15/2024	8,244,000	8,790,989
2.25%, 11/15/2025	800,000	853,184
2.38%, 7/31/2017	4,525,000	4,615,500
2.38%, 12/31/2020	2,678,000	2,843,233
2.38%, 8/15/2024	3,955,000	4,255,857
2.50%, 8/15/2023	2,650,000	2,870,639
2.50%, 5/15/2024	10,675,000	11,594,650
2.63%, 4/30/2018	1,000,000	1,037,140
2.63%, 8/15/2020	4,700,000	5,025,522
2.63%, 11/15/2020	12,096,000	12,961,952
2.75%, 12/31/2017	150,000	154,854
2.75%, 2/28/2018	2,000,000	2,071,920
2.75%, 2/15/2019	800,000	843,568
2.75%, 11/15/2023	5,383,000	5,933,681
2.75%, 2/15/2024	8,028,000	8,861,788
3.13%, 5/15/2019	3,175,000	3,394,710
3.13%, 5/15/2021	1,404,000	1,544,877
3.38%, 11/15/2019	2,200,000	2,391,422
3.50%, 2/15/2018	2,250,000	2,356,042
3.50%, 5/15/2020	1,855,000	2,039,498
3.63%, 8/15/2019	750,000	817,058

3.63%, 2/15/2020	2,200,000	2,421,518
3.63%, 2/15/2021	3,484,000	3,899,780
3.75%, 11/15/2018	1,200,000	1,288,416
4.25%, 11/15/2017	150,000	157,570

TOTAL U.S. TREASURY OBLIGATIONS (Cost $481,442,665)		501,573,437

MUNICIPAL BONDS & NOTES — 0.9%
CALIFORNIA — 0.2%
California, Bay Area Toll Authority Revenue Series S1-SUB, 7.04%, 4/1/2050	100,000	158,904
California, State General Obligation:
7.30%, 10/1/2039	500,000	757,260
7.35%, 11/1/2039	110,000	166,808
7.55%, 4/1/2039	225,000	355,673
7.63%, 3/1/2040	90,000	142,268
Los Angeles, CA, Department of Water & Power Revenue:
6.57%, 7/1/2045	150,000	226,095
6.60%, 7/1/2050	160,000	254,062
Los Angeles, CA, Unified School District, General Obligation Series RY, 6.76%, 7/1/2034	150,000	216,142
Sacramento, CA, Municipal Utility District, Electricity Revenue 6.16%, 5/15/2036	110,000	145,882
San Francisco, CA, Bay Area Toll Authority, Toll Bridge Revenue 6.26%, 4/1/2049	285,000	444,076
San Francisco, CA, City & County Public Utilities Commission, Water Revenue Series DE, 6.00%, 11/1/2040	50,000	67,620
University. of California:
Series J, 4.13%, 5/15/2045	300,000	334,299
Series AQ, 4.77%, 5/15/2115	75,000	81,402
Series AD, 4.86%, 5/15/2112	150,000	166,664

		3,517,155

CONNECTICUT — 0.1%
Connecticut, State General Obligation 5.09%, 10/1/2030	100,000	119,271
Connecticut, State Special Tax Obligation Revenue Series B, 5.46%, 11/1/2030	120,000	146,029
State of Connecticut 5.63%, 12/1/2029	405,000	501,317

		766,617

GEORGIA — 0.1%
Georgia, Municipal Electric Authority Revenue:
6.64%, 4/1/2057	175,000	234,008
7.06%, 4/1/2057	250,000	307,183
State of Georgia Series H, 4.50%, 11/1/2025	200,000	230,880

		772,071

See accompanying notes to financial statements.

277

SPDR Barclays Aggregate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

ILLINOIS — 0.1%
Chicago Transit Authority Series B, 6.90%, 12/1/2040	$70,000	$90,531
Chicago, IL, Metropolitan Water Reclamation District, General Obligation 5.72%, 12/1/2038	25,000	32,355
City of Chicago IL:
Series B, 7.38%, 1/1/2033	35,000	36,932
Series B, 7.75%, 1/1/2042	50,000	50,758
Illinois, State General Obligation 7.35%, 7/1/2035	300,000	333,198
Illinois, State Toll Highway Authority Revenue 5.85%, 12/1/2034	220,000	297,015
State of Illinois:
5.10%, 6/1/2033	320,000	307,543
5.65%, 12/1/2038	5,000	4,849

		1,153,181

KANSAS — 0.0% (a)
Kansas Devlopment Finance Authority Series H, 4.93%, 4/15/2045	50,000	57,285

LOUISIANA — 0.0% (a)
East Baton Rouge, LA, Sewer Commission Revenue 6.09%, 2/1/2045	360,000	405,637

MASSACHUSETTS — 0.0% (a)
Commonwealth of Massachusetts:
Series F, 3.28%, 6/1/2046	50,000	50,489
4.91%, 5/1/2029	100,000	126,808

		177,297

MISSISSIPPI — 0.0% (a)
Mississippi, State General Obligation 5.25%, 11/1/2034	100,000	127,877

NEW JERSEY — 0.1%
New Jersey, State Transportation Trust Revenue Series C, 6.10%, 12/15/2028	100,000	109,119
New Jersey, State Turnpike Authority Revenue Series A, 7.10%, 1/1/2041	275,000	415,918
Rutgers University, Revenue 5.67%, 5/1/2040	230,000	295,674

		820,711

NEW YORK — 0.1%
New York, NY, City Municipal Water Finance Authority, Water & Sewer System Revenue 5.72%, 6/15/2042	215,000	308,104
New York, NY, City Transitional Finance Authority Revenue 5.51%, 8/1/2037	100,000	131,049
New York, NY, General Obligation 5.52%, 10/1/2037	85,000	111,489
New York, NY, Metropolitan Transportation Authority Revenue:
6.55%, 11/15/2031	350,000	482,699
6.67%, 11/15/2039	150,000	219,555

New York, State Dormitory Authority, State Personal Income Tax Revenue 5.63%, 3/15/2039	85,000	114,147
Port Authority of New York & New Jersey:
Series 192, 4.81%, 10/15/2065	150,000	180,342
5.86%, 12/1/2024	325,000	418,327

		1,965,712

OHIO — 0.1%
Ohio State University, General Receipts Revenue:
4.05%, 12/1/2056	50,000	55,571
Series C, 4.91%, 6/1/2040	100,000	128,373
Ohio, American Municipal Power, Inc., Revenue:
6.45%, 2/15/2044	200,000	270,394
8.08%, 2/15/2050	300,000	485,208

		939,546

OREGON — 0.0% (a)
Oregon School Boards Association Series B, 5.68%, 6/30/2028	100,000	127,577

PENNSYLVANIA — 0.1%
Pennsylvania, State General Obligation 5.45%, 2/15/2030	440,000	542,260
Pennsylvania, Turnpike Commission Revenue Series B, 5.51%, 12/1/2045	75,000	100,180
State Public School Building Authority 5.00%, 9/15/2027	99,000	110,086

		752,526

TENNESSEE — 0.0% (a)
Metropolitan Government Nashville & Davidson County, TN, Health & Educational Facilities Revenue Series B, 4.05%, 7/1/2026	10,000	10,981

TEXAS — 0.0% (a)
Dallas, TX, Convention Center Hotel Development Corp. Revenue 7.09%, 1/1/2042	75,000	106,913
North Texas, Tollway Authority Revenue Series C, 6.72%, 1/1/2049	50,000	76,826
San Antonio, TX, Public Service Board Revenue 5.99%, 2/1/2039	75,000	108,635
Texas, State Transportation Commission, Revenue, Series B Series B-, 5.18%, 4/1/2030	110,000	141,124
University of Texas, Revenue Series A, 3.85%, 8/15/2046	50,000	57,072

		490,570

WASHINGTON — 0.0% (a)
Washington, State General Obligation 5.14%, 8/1/2040	150,000	200,399

TOTAL MUNICIPAL BONDS & NOTES (Cost $10,927,495)		12,285,142

See accompanying notes to financial statements.

278

SPDR Barclays Aggregate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

ASSET-BACKED SECURITIES — 0.4%
AUTOMOBILE — 0.2%
AmeriCredit Automobile Receivables Trust 2014-3 Series 2014-3, Class C, 2.58%, 9/8/2020.	$1,000,000	$1,017,500
Capital Auto Receivables Asset Trust 2015-3 Series 2015-3, Class A3, 1.94%, 1/21/2020	500,000	506,100
CarMax Auto Owner Trust 2015-4 1.83%, 6/15/2021	750,000	761,700
GM Financial Automobile Leasing Trust 2015-2 Series 2015-2, Class A3, 1.68%, 12/20/2018	600,000	604,620

		2,889,920

CREDIT CARD — 0.1%
Capital One Multi-Asset Execution Trust Series 2014-A5, Class A5, 1.48%, 7/15/2020	200,000	201,280
Citibank Credit Card Issuance Trust Series 2008-A1, Class A1, 5.35%, 2/7/2020	525,000	561,172

		762,452

FOREST PRODUCTS & PAPER — 0.1%
Citibank Credit Card Issuance Trust Series 2007-A3, Class A3, 6.15%, 6/15/2039	250,000	352,300
Discover Card Execution Note Trust:
Series 2014-A4, Class A4, 2.12%, 12/15/2021	500,000	514,000
Series 2007-A1, Class A1, 5.65%, 3/16/2020	300,000	316,920
Synchrony Credit Card Master Note Trust Series 2012-6, Class A, 1.36%, 8/17/2020	500,000	501,550

		1,684,770

IRON/STEEL — 0.0% (a)
Chase Issuance Trust Series 2015-A2, Class A2, 1.59%, 2/18/2020	500,000	504,600

TOTAL ASSET-BACKED SECURITIES (Cost $5,802,214)		5,841,742

MORTGAGE-BACKED SECURITIES — 1.1%
Citigroup Commercial Mortgage Trust:
Series 2013-GC15, Class A1, 1.38%, 9/10/2046	191,933	191,326
Series 2012-GC8, Class A4, 3.02%, 9/10/2045	1,000,000	1,060,256
Series 2014-GC25, Class A3, 3.37%, 10/10/2047	500,000	533,356

COMM 2012-LC4 Mortgage Trust Series 2012-LC4, Class AM, 4.06%, 12/10/2044	1,500,000	1,635,148
COMM 2014-UBS3 Mortgage Trust Series 2014-UBS3, Class A4, 3.82%, 6/10/2047	500,000	549,340
Commercial Mortgage Pass Through Certificates Series 2014-CR14, Class A3, 3.96%, 2/10/2047	500,000	551,788
CSAIL 2015-C3 Commercial Mortgage Trust Series 2015-C3, Class A1, 1.72%, 8/15/2048	891,735	899,292
FHLMC Multifamily Structured Pass Through Certificates 4.49%, 11/25/2019	1,000,000	1,100,600
GS Mortgage Securities Corp. II Series 2015-GC30, Class A4, 3.38%, 5/10/2050	1,600,000	1,705,804
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2014-C20, Class A2, 2.87%, 7/15/2047	900,000	934,640
Series 2013-C10, Class A5, 3.14%, 12/15/2047	500,000	530,365
Series 2012-C6, Class ASB, 3.14%, 5/15/2045	250,000	262,868
JPMBB Commercial Mortgage Securities Trust Series 2014-C22, Class A4, 3.80%, 9/15/2047	1,500,000	1,650,322
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6, Class A2, 1.87%, 11/15/2045	782,067	782,925
UBS-Barclays Commercial Mortgage Trust Series 2013-C5, Class A4, 3.19%, 3/10/2046	1,000,000	1,060,453
Wells Fargo Commercial Mortgage Trust Series 2015-P2, Class A4, 3.81%, 12/15/2048	1,335,000	1,468,359
WFRBS Commercial Mortgage Trust Series 2012-C9, Class A3, 2.87%, 11/15/2045	200,000	209,174

TOTAL MORTGAGE-BACKED SECURITIES (Cost $14,703,774)		15,126,016

	Shares

SHORT-TERM INVESTMENTS — 5.3%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (g) (h)	54,613,609	54,613,609

See accompanying notes to financial statements.

279

SPDR Barclays Aggregate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

State Street Navigator Securities Lending Prime Portfolio (h) (i)	18,701,615	$18,701,615

TOTAL SHORT-TERM INVESTMENTS (Cost $73,315,224)		73,315,224

TOTAL INVESTMENTS — 104.8% (Cost $1,398,171,781)		1,442,797,149
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.8)%		(65,462,140)

NET ASSETS — 100.0%		$1,377,335,009

(a)	Amount is less than 0.05% of net assets.
(b)	All or a portion of the shares of the security are on loan at June 30, 2016.
(c)	Step-up bond — Coupon rate increases in increments to maturity. Rate shown as of June 30, 2016. Maturity date shown is the final maturity.
(d)	When-issued security.
(e)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 0.8% of net assets as of June 30, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f)	Variable Rate Security — Interest rate shown is rate in effect at June 30, 2016.
(g)	The rate shown is the annualized seven-day yield at June 30, 2016.
(h)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(i)	Investment of cash collateral for securities loaned.

GMTN = Global Medium Term Note

MTN = Medium Term Note

REIT = Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes
Advertising	$—	$595,702	$—	$595,702
Aerospace & Defense	—	5,376,422	—	5,376,422
Agriculture	—	3,399,642	—	3,399,642
Airlines	—	1,307,854	—	1,307,854
Apparel	—	156,876	—	156,876
Auto Manufacturers	—	8,053,046	—	8,053,046
Auto Parts & Equipment	—	558,920	—	558,920
Banks	—	76,047,801	—	76,047,801
Beverages	—	9,904,167	—	9,904,167
Biotechnology	—	5,047,932	—	5,047,932
Chemicals	—	6,153,487	—	6,153,487
Commercial Services	—	2,765,262	—	2,765,262
Construction Materials	—	576,247	—	576,247
Distribution & Wholesale	—	229,721	—	229,721
Diversified Financial Services	—	12,893,197	—	12,893,197
Electric	—	25,722,923	—	25,722,923
Electrical Components & Equipment	—	419,458	—	419,458
Electronics	—	2,119,879	—	2,119,879
Engineering & Construction	—	319,047	—	319,047
Environmental Control	—	932,190	—	932,190
Food	—	6,159,962	—	6,159,962
Forest Products & Paper	—	1,351,099	—	1,351,099
Gas	—	911,768	—	911,768
Hand & Machine Tools	—	269,890	—	269,890
Health Care Products	—	6,234,635	—	6,234,635
Health Care Services	—	5,861,242	—	5,861,242
Holding Companies-Divers	—	425,562	—	425,562
Home Furnishings	—	207,231	—	207,231
Household Products	—	1,330,898	—	1,330,898

See accompanying notes to financial statements.

280

SPDR Barclays Aggregate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Household Products & Wares	$—	$625,559	$—	$625,559
Housewares	—	1,216,898	—	1,216,898
Insurance	—	12,452,748	—	12,452,748
Internet	—	2,630,933	—	2,630,933
Investment Company Security	—	145,804	—	145,804
Iron/Steel	—	1,026,373	—	1,026,373
IT Services	—	9,481,339	—	9,481,339
Leisure Time	—	180,008	—	180,008
Lodging	—	700,890	—	700,890
Machinery, Construction & Mining	—	1,602,115	—	1,602,115
Machinery-Diversified	—	1,938,426	—	1,938,426
Media	—	13,639,524	—	13,639,524
Metal Fabricate & Hardware	—	562,980	—	562,980
Mining	—	3,310,532	—	3,310,532
Miscellaneous Manufacturer	—	4,415,567	—	4,415,567
Multi-National	—	5,791,271	—	5,791,271
Office & Business Equipment	—	603,443	—	603,443
Oil & Gas	—	25,962,622	—	25,962,622
Oil & Gas Services	—	1,845,604	—	1,845,604
Packaging & Containers	—	373,187	—	373,187
Pharmaceuticals	—	17,645,382	—	17,645,382
Pipelines	—	11,182,061	—	11,182,061
Real Estate	—	617,544	—	617,544
Real Estate Investment Trusts	—	9,451,897	—	9,451,897
Retail	—	13,028,892	—	13,028,892
Semiconductors	—	3,284,178	—	3,284,178
Software	—	8,112,458	—	8,112,458
Telecommunications	—	20,456,479	—	20,456,479
Textiles	—	125,285	—	125,285
Tobacco	—	665,337	—	665,337
Toys/Games/Hobbies	—	51,671	—	51,671
Transportation	—	6,587,296	—	6,587,296
Trucking & Leasing	—	328,215	—	328,215
Water	—	254,807	—	254,807
Foreign Government Obligations	—	48,726,348	—	48,726,348
U.S. Government Agency Obligations	—	420,299,855	—	420,299,855
U.S. Treasury Obligations	—	501,573,437	—	501,573,437
Municipal Bonds & Notes	—	12,285,142	—	12,285,142
Asset-Backed Securities
Automobile	—	2,889,920	—	2,889,920
Credit Card	—	762,452	—	762,452
Forest Products & Paper	—	1,684,770	—	1,684,770
Iron/Steel	—	504,600	—	504,600
Mortgage-Backed Securities	—	15,126,016	—	15,126,016
Short-Term Investments	73,315,224	—	—	73,315,224

TOTAL INVESTMENTS	$73,315,224	$1,369,481,925	$—	$1,442,797,149

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	75,195,295	$75,195,295	370,705,212	391,286,898	54,613,609	$54,613,609	$138,772	$—
State Street Navigator Securities Lending Prime Portfolio	15,822,708	15,822,708	133,611,848	130,732,941	18,701,615	18,701,615	35,470	—

See accompanying notes to financial statements.

281

SPDR Nuveen Barclays Municipal Bond ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Principal Amount	Value

MUNICIPAL BONDS & NOTES — 99.5%
ALABAMA — 0.4%
Alabama, State General Obligation:
Series A, 5.00%, 8/1/2017	$1,030,000	$1,078,348
Series A, 5.00%, 8/1/2022	3,465,000	4,251,728
Series A, 5.00%, 8/1/2024	1,800,000	2,303,856
Birmingham, AL, Waterworks Board Revenue:
5.00%, 1/1/2041	200,000	226,632
Series A, 5.00%, 1/1/2042	200,000	241,928
Mobile County, AL, Board of School Commissioners, Capital Outlay 3.75%, 3/1/2042	500,000	527,340
University of Alabama, AL, General Revenue Series D-2, 5.00%, 10/1/2037	230,000	274,894

		8,904,726

ALASKA — 0.7%
Alaska, State General Obligation:
Series A, 5.00%, 8/1/2018	300,000	326,262
Series A, 5.00%, 8/1/2034	800,000	986,952
Series B, 5.00%, 8/1/2026	500,000	637,650
Anchorage, AK, General Obligation Series B, 5.00%, 9/1/2019	10,500,000	11,884,215

		13,835,079

ARIZONA — 2.2%
Arizona, Board of Regents, University System Revenue 5.00%, 6/1/2029	250,000	323,313
Arizona, Salt River Project, Agricultural Improvement & Power District Revenue Series A, 5.00%, 12/1/2031	13,445,000	16,271,139
Arizona, State Transportation Board, Highway Revenue:
Series A, 5.00%, 7/1/2018	2,500,000	2,714,775
Series A, 5.00%, 7/1/2022	170,000	201,809
Series A, 5.00%, 7/1/2036	1,000,000	1,162,320
Chandler, AZ, General Obligation 4.00%, 7/1/2022	1,120,000	1,304,139
Mesa, AZ, Excise Tax Revenue 5.00%, 7/1/2027	2,000,000	2,081,340
Phoenix, AZ, Civic Improvement Corp., Transportation Excise Tax Revenue 5.00%, 7/1/2017	1,700,000	1,774,120
Phoenix, AZ, Civic Improvement Corp., Wastewater System Revenue 5.00%, 7/1/2025	700,000	833,973
Phoenix, AZ, Civic Improvement Corp., Water System Revenue:
5.00%, 7/1/2020	500,000	580,515
Series A, 5.00%, 7/1/2039	3,325,000	4,082,634
Series B, 5.00%, 7/1/2018	1,000,000	1,085,490
Series B, 5.00%, 7/1/2026	1,000,000	1,285,050
Series B, 5.00%, 7/1/2027	1,435,000	1,829,022
Pima, AZ, Sewer System Revenue 5.00%, 7/1/2023 (a)	6,250,000	7,803,187
Scottsdale, AZ, General Obligation 3.00%, 7/1/2022	170,000	188,872

		43,521,698

ARKANSAS — 0.3%
Arkansas, State General Obligation:
5.00%, 4/1/2020	100,000	115,228
5.00%, 6/15/2021	125,000	149,049
Fort Smith, AR, Sales & Use Tax Revenue 3.60%, 5/1/2026	565,000	582,871
Little Rock, AR, School District, General Obligation 3.00%, 2/1/2024	4,355,000	4,614,688

		5,461,836

CALIFORNIA — 19.9%
Bakersfield, CA, Wastewater Revenue:
Series A, 5.00%, 9/15/2029	5,000,000	6,383,800
Series A, 5.00%, 9/15/2031	1,000,000	1,154,870
Series A, 5.00%, 9/15/2032	2,000,000	2,307,080
California, Bay Area Toll Authority Revenue 5.00%, 4/1/2028	550,000	664,829
California, East Bay Municipal Utility District, Water System Revenue:
Series B, 5.00%, 6/1/2020	350,000	406,812
Series B, 5.00%, 6/1/2029	1,025,000	1,418,262
California, Infrastructure & Economic Development Bank Revenue:
5.00%, 10/1/2032	3,160,000	4,059,273
5.00%, 10/1/2033	3,765,000	4,824,847
5.00%, 10/1/2034	2,400,000	3,063,312
5.00%, 10/1/2035	2,225,000	2,830,867
Series A, 4.00%, 10/1/2045	300,000	342,741
California, State Department of Water Resources Center Valley Project, Revenue:
Series AM, 5.00%, 12/1/2018	605,000	667,944
Series AS, 5.00%, 12/1/2024	260,000	337,779
California, State Educational Facilities, Authority Revenue:
Series U-2, 5.00%, 10/1/2032	500,000	705,360
Series U-3, 5.00%, 6/1/2043	855,000	1,298,164
Series U-6, 5.00%, 5/1/2045	100,000	153,583
California, State General Obligation:
3.25%, 3/1/2032	250,000	268,738
4.00%, 8/1/2017	250,000	259,210
4.00%, 5/1/2023	225,000	266,292
5.00%, 3/1/2018	3,250,000	3,484,260
5.00%, 4/1/2018	140,000	150,597
5.00%, 8/1/2018	11,290,000	12,290,520
5.00%, 2/1/2019	1,650,000	1,830,345
5.00%, 10/1/2019	250,000	283,818
5.00%, 10/1/2019	500,000	567,635
5.00%, 10/1/2019	100,000	113,527
5.00%, 9/1/2020	945,000	1,104,251
5.00%, 8/1/2021	4,000,000	4,793,320
5.00%, 10/1/2022	1,445,000	1,778,838
5.00%, 10/1/2022	2,720,000	3,348,402
5.00%, 2/1/2023	525,000	636,263
5.00%, 10/1/2023	320,000	403,274
5.00%, 11/1/2023	3,900,000	4,922,970
5.00%, 3/1/2024	1,875,000	2,377,200
5.00%, 8/1/2024	15,700,000	20,067,112

See accompanying notes to financial statements.

282

SPDR Nuveen Barclays Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

5.00%, 8/1/2024	$500,000	$639,080
5.00%, 9/1/2024	200,000	250,696
5.00%, 9/1/2024	210,000	268,796
5.00%, 12/1/2024	175,000	220,838
5.00%, 3/1/2025	165,000	212,624
5.00%, 10/1/2025	100,000	128,089
5.00%, 10/1/2025	250,000	268,923
5.00%, 3/1/2026	1,000,000	1,279,270
5.00%, 10/1/2026	125,000	154,009
5.00%, 11/1/2026	150,000	191,994
5.00%, 8/1/2027	4,260,000	5,453,354
5.00%, 11/1/2027	200,000	249,448
5.00%, 8/1/2028	1,000,000	1,261,200
5.00%, 10/1/2029	2,675,000	2,873,110
5.00%, 8/1/2030	1,220,000	1,546,484
5.00%, 8/1/2032	875,000	1,093,356
5.00%, 10/1/2032	840,000	1,053,646
5.00%, 8/1/2033	6,680,000	8,324,148
5.00%, 10/1/2033	550,000	687,967
5.00%, 8/1/2034	5,350,000	6,680,170
5.00%, 8/1/2035	8,000,000	9,951,520
5.00%, 9/1/2036	1,120,000	1,415,557
5.00%, 10/1/2037	425,000	526,090
5.00%, 8/1/2045	3,780,000	4,673,857
5.00%, 9/1/2045	500,000	630,900
5.25%, 9/1/2029	150,000	189,407
Series B, 5.00%, 9/1/2017	7,855,000	8,257,019
Series B, 5.00%, 9/1/2018	100,000	109,193
Series B, 5.00%, 9/1/2023	2,900,000	3,646,373
California, State Infrastructure & Economic Development Bank Revenue Series A, 5.00%, 10/1/2041	400,000	509,292
California, State Public Works Board, Lease Revenue:
Series F, 5.00%, 10/1/2018	350,000	383,988
Series G, 5.00%, 12/1/2021	100,000	121,397
Series G, 5.00%, 12/1/2024	215,000	261,004
Coast, CA, Community College District, General Obligation Series A, 5.00%, 8/1/2020	500,000	583,695
Coast, CA, Community College District, General Obligation, Election of 2012 Series A, 4.00%, 8/1/2032	2,530,000	2,837,167
Contra Costa, CA, Community College District, General Obligation 5.00%, 8/1/2038	1,670,000	2,040,590
Contra Costa, CA, Transportation Authority Sales Tax Revenue Series B, 5.00%, 3/1/2024	295,000	339,973
Desert Sands, CA, Unified School District, General Obligation 5.00%, 8/1/2042	6,550,000	8,014,187
East Bay, CA, Municipal Utility District, Water System Revenue:
Series A, 5.00%, 6/1/2028	1,905,000	2,451,373
Series A, 5.00%, 6/1/2029	5,035,000	6,459,804
Series B, 5.00%, 6/1/2022	115,000	141,080

Fremont, CA, Union High School District, General Obligation 5.00%, 8/1/2040	680,000	840,446
Grossmont, CA, Community College District, Election of 2012 Series A, 5.25%, 8/1/2038	3,200,000	3,858,976
Huntington Beach, CA, Union High School District, General Obligation:
5.00%, 8/1/2021	100,000	119,724
5.00%, 8/1/2022	100,000	122,573
Long Beach, CA, Community College District, General Obligation Series B, 5.00%, 8/1/2039	2,000,000	2,366,400
Long Beach, CA, Unified School District, General Obligation 5.00%, 8/1/2029	250,000	301,545
Los Angeles, CA, Community College District, General Obligation:
Series A, 5.00%, 8/1/2019	1,000,000	1,131,330
Series A, 5.00%, 8/1/2031	1,670,000	2,109,761
Series F, 4.00%, 8/1/2032	3,380,000	3,802,196
Los Angeles, CA, Department of Water:
Series A, 5.00%, 7/1/2036	5,000,000	5,810,750
Series B, 5.00%, 7/1/2020	115,000	134,060
Series B, 5.00%, 7/1/2021	100,000	119,893
Los Angeles, CA, Department of Water & Power Revenue:
Series A, 5.00%, 7/1/2020	7,400,000	8,623,294
Series A, 5.00%, 7/1/2039	1,000,000	1,241,240
Series B, 5.00%, 7/1/2019	320,000	360,794
Series B, 5.00%, 7/1/2035	2,000,000	2,394,260
Series B, 5.00%, 7/1/2043	775,000	922,405
Series D, 5.00%, 7/1/2022	185,000	227,409
Series D, 5.00%, 7/1/2033	1,000,000	1,258,210
Series D, 5.00%, 7/1/2039	3,875,000	4,809,805
Los Angeles, CA, General Obligation:
Series A, 5.00%, 9/1/2024	355,000	424,559
Series B, 5.00%, 9/1/2021	100,000	120,318
Series B, 5.00%, 9/1/2022	4,105,000	4,927,601
Los Angeles, CA, Harbor Department Revenue Series B, 5.00%, 8/1/2039	2,050,000	2,490,832
Los Angeles, CA, Public Works Financing Authority Revenue Series D, 4.00%, 12/1/2036	595,000	670,428
Los Angeles, CA, Redevelopment Authority, Tax Allocation 5.25%, 12/1/2025 (b)	3,505,000	4,497,546
Los Angeles, CA, Unified School District, General Obligation:
Series A, 4.00%, 7/1/2040	250,000	283,455
Series A, 5.00%, 7/1/2021	2,500,000	2,994,625
Series A, 5.00%, 7/1/2023	9,500,000	11,962,970
Series A, 5.00%, 7/1/2032	430,000	509,081
Series B, 5.00%, 7/1/2021	2,500,000	2,994,625
Series C, 5.00%, 7/1/2021	2,500,000	2,994,625
Series C, 5.00%, 7/1/2024	1,970,000	2,534,996
Series D, 5.00%, 7/1/2021	2,500,000	2,994,625

See accompanying notes to financial statements.

283

SPDR Nuveen Barclays Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Los Angeles, CA, Wastewater System Revenue:
Series A, 5.00%, 6/1/2018	$105,000	$113,790
Series B, 5.00%, 6/1/2035	295,000	358,575
Marin, CA, Water District Financing Authority Series A, 5.00%, 7/1/2044	500,000	586,385
Metropolitan Water District of Southern California Series C, 5.00%, 10/1/2027	4,120,000	5,570,364
Orange County, CA, Sanitation District Wastewater Revenue:
Series A, 3.00%, 2/1/2031	400,000	416,256
Series A, 5.00%, 2/1/2035	1,955,000	2,426,214
Riverside County, CA, Transportation Commission, Sales Tax Revenue Series A, 5.25%, 6/1/2031	150,000	187,310
Riverside, CA, Community College District Foundation, General Obligation 5.00%, 8/1/2029	1,200,000	1,541,988
Sacramento, CA, Municipal Utility District, Electricity Revenue:
Series B, 5.00%, 8/15/2017	105,000	110,191
Series D, 5.00%, 8/15/2023 (a)	4,600,000	5,780,452
San Antonio, CA, Community College District, General Obligation Zero Coupon, 8/1/2043	2,160,000	1,921,190
San Bernardino, CA, Community College District Series A, 5.00%, 8/1/2029	1,000,000	1,221,910
San Diego County, CA, Public Facilities Financing Authority, Sewer Revenue:
5.00%, 5/15/2023	100,000	125,469
Series A, 5.00%, 5/15/2034	8,000,000	10,195,040
San Diego County, CA, Public Facilities Financing Authority, Water Revenue Series B, 5.00%, 8/1/2017	650,000	680,868
San Diego County, CA, Regional Transportation Commission, Sales Tax Revenue:
Series A, 4.75%, 4/1/2048	355,000	416,305
Series A, 5.00%, 4/1/2029	700,000	880,635
Series A, 5.00%, 4/1/2037	225,000	276,044
San Diego County, CA, Regional, Transportation Commission, Sales Tax Revenue Series A, 5.00%, 4/1/2039	155,000	189,413
San Diego County, CA, Water Authority Revenue:
5.00%, 5/1/2025	100,000	123,606
5.00%, 5/1/2027	105,000	129,067
5.00%, 5/1/2028	105,000	128,709
Series A, 5.00%, 5/1/2032	250,000	320,668
San Diego, CA, Community College District, General Obligation:
5.00%, 8/1/2020	100,000	117,002
5.00%, 8/1/2032	1,200,000	1,463,616

5.00%, 8/1/2043	1,820,000	2,133,713
San Diego, CA, Unified School District, General Obligation:
Series I, Zero Coupon, 7/1/2036	2,770,000	1,368,712
Series I, Zero Coupon, 7/1/2037	250,000	117,620
San Francisco, CA, Bay Area Rapid Transit District Revenue:
Series A, 5.00%, 7/1/2030	500,000	601,420
Series A, 5.00%, 7/1/2032	1,000,000	1,194,610
Series A, 5.00%, 7/1/2036	500,000	593,535
San Francisco, CA, City & County Public Utilities Commission Series B, 5.00%, 10/1/2026	1,110,000	1,352,246
San Francisco, CA, City & County Public Utilities Commission, Water Revenue Series C, 4.00%, 11/1/2032	750,000	816,067
San Francisco, CA, Public Utilities Commission, Water Revenue:
Series A, 5.00%, 11/1/2024	2,400,000	2,889,168
Series A, 5.00%, 11/1/2030	5,000,000	5,987,600
Series B, COPs, 5.00%, 9/1/2018	9,755,000	10,651,777
San Jose, CA, Financing Authority Revenue:
Series A, 5.00%, 6/1/2028	1,435,000	1,747,399
Series A, 5.00%, 6/1/2039	400,000	469,396
San Marcos, CA, Unified School District Election of 2010:
Series A, 5.00%, 8/1/2038	150,000	174,339
Series C, 5.00%, 8/1/2040	150,000	181,814
San Mateo County, CA, Transportation Authority Revenue Series A, 5.00%, 6/1/2022	750,000	920,085
San Ramon Valley, CA, Unified School District, General Obligation 4.00%, 8/1/2019	1,000,000	1,100,350
Santa Clara County, CA, Financing Authority Revenue Series Q, 4.00%, 5/15/2031	1,815,000	2,089,228
Santa Clara County, CA, General Obligation:
Series B, 3.25%, 8/1/2035	750,000	778,485
Series B, 5.00%, 8/1/2022	100,000	122,902
Solano County, CA, Community College District, General Obligation Series A, 4.38%, 8/1/2047	1,650,000	1,827,870
Southern, CA, Public Power Authority Revenue:
5.25%, 7/1/2030	500,000	593,455
Series A, 5.00%, 7/1/2023	3,725,000	4,455,957
Series A, 5.00%, 7/1/2025	500,000	597,040
University of California, Revenue:
Series A, 3.00%, 11/1/2033	250,000	260,155
Series A, 3.13%, 11/1/2036	625,000	650,506
Series A, 4.00%, 11/1/2038	500,000	574,320
Series A, 5.00%, 11/1/2019	150,000	171,020
Series A, 5.00%, 11/1/2021	2,500,000	3,022,525
Series A, 5.00%, 11/1/2030	4,750,000	6,037,107

See accompanying notes to financial statements.

284

SPDR Nuveen Barclays Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value
Series A, 5.00%, 11/1/2032	$1,135,000	$1,432,438
Series A, 5.00%, 11/1/2041	1,500,000	1,882,605
Series A, 5.00%, 11/1/2045	4,280,000	5,354,494
Series AB, 5.00%, 5/15/2025	2,635,000	3,121,210
Series AF, 5.00%, 5/15/2019	3,335,000	3,744,138
Series AI, 5.00%, 5/15/2032	200,000	246,482
Series AI, 5.00%, 5/15/2033	10,000,000	12,302,100
Series AI, 5.00%, 5/15/2034	740,000	908,727
Series AM, 5.00%, 5/15/2027	565,000	714,889
Series AM, 5.00%, 5/15/2049	1,000,000	1,202,620
Series AO, 5.00%, 5/15/2025	6,500,000	8,537,880
Series G, 5.00%, 5/15/2026	670,000	812,335
Series I, 5.00%, 5/15/2022	500,000	612,245
Ventura County, CA, Public Financing Authority, Lease Revenue Series A, 5.00%, 11/1/2030	640,000	778,003

		387,313,774

COLORADO — 1.1%
Adams & Weld Counties, CO, School District No. 27J, General Obligation 5.00%, 12/1/2033	100,000	125,402
Boulder Valley, CO, School District No. 2, General Obligation 5.00%, 12/1/2040	3,085,000	3,771,505
Colorado, State Board of Governors University Enterprise System Revenue:
Series A, 5.00%, 3/1/2031	2,000,000	2,665,480
Series A, 5.00%, 3/1/2033	895,000	1,207,740
Colorado, State Building Excellent Schools Today, Certificates of Participation Series H COPs, 3.25%, 3/15/2035	500,000	518,960
Colorado, State Higher Education Capital Construction Lease Purchase Program, Certificates of Participation Series A, COPs, 5.00%, 11/1/2024	105,000	133,923
Danver, CO, City & County, Revenue Series A, 5.00%, 8/1/2042	1,000,000	1,250,620
Denver, CO, City & County School District No. 1, General Obligation:
5.00%, 12/1/2025	4,000,000	5,223,440
Series B, 5.00%, 12/1/2027	2,000,000	2,530,820
Metropolitan Wastewater Reclamation District, CO, Sewer Revenue Series A, 3.00%, 4/1/2029	650,000	677,866
Regional, CO, Transportation District, Sales Tax Revenue:
Series A, 5.00%, 11/1/2028	1,600,000	2,136,240
Series A, 5.00%, 11/1/2028	125,000	152,885
Series A, 5.00%, 11/1/2031	460,000	555,790
Series A, 5.00%, 11/1/2032	415,000	500,307
University of Colorado, Enterprise System Revenue Series A, 5.00%, 6/1/2035	190,000	229,313

		21,680,291

CONNECTICUT — 2.7%
Connecticut, State General Obligation:
Series A, 4.00%, 3/15/2036	500,000	558,705
Series A, 5.00%, 10/15/2017	310,000	327,134
Series A, 5.00%, 10/15/2020	250,000	288,790
Series A, 5.00%, 3/1/2027	200,000	242,848
Series C, 5.00%, 6/1/2018	900,000	970,344
Series C, 5.00%, 6/15/2018	595,000	642,445
Series C, 5.00%, 7/15/2022	7,460,000	8,930,217
Series D, 5.00%, 11/1/2025	285,000	338,218
Series D, 5.00%, 6/15/2031	360,000	433,368
Series E, 4.00%, 9/15/2027	1,000,000	1,125,210
Series E, 5.00%, 8/15/2024	125,000	154,107
Series E, 5.00%, 8/15/2025	100,000	122,983
Series F, 4.00%, 11/15/2017	1,000,000	1,045,220
Series F, 5.00%, 11/15/2021	6,415,000	7,584,904
Series F, 5.00%, 11/15/2024	1,000,000	1,245,510
Series F, 5.00%, 11/15/2026	1,275,000	1,582,441
Connecticut, State Health & Educational Facility Authority Revenue Series A-2, 2.00%, 7/1/2042 (a) (c)	7,500,000	7,698,900
Hartford County, CT, Metropolitan District Clean Water Project Revenue:
Series A, 5.00%, 4/1/2033	1,750,000	1,869,525
Series A, 5.00%, 11/1/2042	1,000,000	1,218,570
State of Connecticut, Special Tax Revenue:
Series A, 4.00%, 8/1/2035	2,630,000	2,939,262
Series A, 5.00%, 8/1/2029	100,000	125,808
Series A, 5.00%, 8/1/2032	3,800,000	4,723,400
Series A, 5.00%, 8/1/2033	1,605,000	1,987,520
Series A, 5.00%, 8/1/2034	1,135,000	1,400,238
University of Connecticut, Revenue:
Series A, 3.00%, 3/15/2033	145,000	148,062
Series A, 5.00%, 2/15/2025	4,000,000	4,663,760
Series A, 5.00%, 11/15/2028	115,000	139,943

		52,507,432

DELAWARE — 0.5%
Delaware, State General Obligation:
5.00%, 7/1/2017	2,755,000	2,876,248
5.00%, 3/1/2020	350,000	403,494
5.00%, 3/1/2022	100,000	121,806
Series B, 5.00%, 2/1/2021	370,000	437,943
Delaware, State Transportation Authority 5.00%, 7/1/2022	2,250,000	2,754,090
New Castle County, DE, General Obligation:
5.00%, 10/1/2021	1,030,000	1,239,646
5.00%, 10/1/2038	2,315,000	2,909,075

		10,742,302

DISTRICT OF COLUMBIA — 1.0%
District of Columbia, General Obligation:
Series A, 5.00%, 6/1/2022	130,000	158,317
Series A, 5.00%, 6/1/2023	2,750,000	3,429,937
Series A, 5.00%, 6/1/2038	4,000,000	4,919,120

See accompanying notes to financial statements.

285

SPDR Nuveen Barclays Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

District of Columbia, Income Tax Secured Revenue:
Series A, 5.00%, 12/1/2036	$590,000	$696,436
Series C, 4.00%, 12/1/2035	1,500,000	1,675,605
Series C, 4.00%, 12/1/2037	1,000,000	1,112,620
Series C, 5.00%, 12/1/2026	995,000	1,231,491
Series C, 5.00%, 12/1/2037	500,000	606,110
Series G, 5.00%, 12/1/2031	200,000	238,832
District of Columbia, Water & Sewer Authority:
Series A, 5.00%, 10/1/2032	3,850,000	4,867,093
Series B, 5.00%, 10/1/2034	290,000	361,642

		19,297,203

FLORIDA — 3.6%
Broward County, FL, Water & Sewer Utility Revenue Series A, 5.00%, 10/1/2037	450,000	537,503
Florida, State Board of Education:
Series A, 5.00%, 6/1/2020	150,000	173,720
Series D, 5.00%, 6/1/2022	360,000	427,777
Florida, State Board of Education, Capital Outlay, General Obligation:
Series A, 5.00%, 6/1/2018	325,000	351,949
Series A, 5.00%, 6/1/2024	3,000,000	3,844,020
Series B, 5.00%, 6/1/2025	2,000,000	2,439,460
Series E, 5.00%, 6/1/2019	8,400,000	9,423,120
Florida, State Board of Education, General Obligation:
Series B, 3.00%, 6/1/2034	100,000	104,540
Series E, 5.00%, 6/1/2017	1,530,000	1,591,644
Florida, State Department of Management Services, Certificates of Participation Series A, COPs, 5.00%, 8/1/2021	265,000	316,254
Florida, State General Obligation 5.00%, 7/1/2019	2,300,000	2,588,121
Hillsborough County, FL, School Board, Certificates of Participation Series A, COPs, 5.00%, 7/1/2029	810,000	961,016
Jacksonville, FL, Improvement Revenue 5.00%, 10/1/2027	130,000	156,731
Jacksonville, FL, Special Revenue:
Series C, 5.00%, 10/1/2021	190,000	226,959
Series C, 5.00%, 10/1/2024	1,120,000	1,359,198
Series C, 5.00%, 10/1/2025	1,080,000	1,309,943
Series C, 5.00%, 10/1/2031	335,000	400,580
Jacksonville, FL, Transit Revenue Series A, 5.00%, 10/1/2026	1,950,000	2,350,959
JEA, FL, State Johns River Power Park Revenue Series SIX, ETM, 5.00%, 10/1/2017	475,000	500,816
JEA, FL, Water & Sewer System Revenue Series B, 5.00%, 10/1/2034	170,000	201,452
Miami-Dade County, FL, General Obligation:
5.00%, 7/1/2027	1,250,000	1,443,850
Series A, 5.00%, 7/1/2024	500,000	632,105

Series B, 5.00%, 7/1/2025	120,000	153,680
Miami-Dade County, FL, Transit System Sales Surtax Revenue:
4.00%, 7/1/2042	500,000	543,195
5.00%, 7/1/2037	5,385,000	6,305,404
5.00%, 7/1/2042	1,200,000	1,394,064
Orange County, FL, Sales Tax Revenue:
Series C, 5.00%, 1/1/2020	735,000	839,010
Series C, 5.00%, 1/1/2024	115,000	144,885
Orange County, FL, School Board, Certificates of Participation Series C, COPs, 5.00%, 8/1/2029	6,635,000	8,359,967
Orange County, FL, Tourist Development Tax Revenue 5.00%, 10/1/2022	4,750,000	5,789,822
Orlando County, FL, Contract Tourist Development Series A, 5.00%, 11/1/2044	4,105,000	4,893,940
Orlando County, FL, Contract Tourist Development Tax Payments Revenue Series A, 5.25%, 11/1/2031	400,000	503,552
Orlando County, FL, Utilities Commission Revenue Series A, 5.00%, 10/1/2018 (a)	600,000	653,880
Palm Beach County, FL, Solid Waste Authority Revenue 5.00%, 10/1/2024	800,000	950,240
South Florida Water Management District, Certificates of Participation COPs, 5.00%, 10/1/2022	2,065,000	2,529,522
Tallahassee, FL, Energy System Revenue 5.00%, 10/1/2031	2,000,000	2,450,600
University of Miami 4.00%, 9/1/2039	2,465,000	2,724,638

		69,578,116

GEORGIA — 2.1%
Atlanta, GA, General Obligation 5.00%, 12/1/2022	3,265,000	4,025,125
Atlanta, GA, Water & Wastewater System Revenue Series B, 5.25%, 11/1/2029	405,000	504,496
Fulton County, GA, Water & Sewer Revenue 5.00%, 1/1/2017	1,780,000	1,819,196
Georgia, State Gas 5.00%, 2/1/2027	3,500,000	4,530,470
Georgia, State General Obligation:
Series A-1, 5.00%, 2/1/2017	100,000	102,596
Series C, 5.00%, 7/1/2017	1,000,000	1,044,010
Series C, 5.00%, 7/1/2019	6,900,000	7,779,612
Series C, 5.00%, 10/1/2021	100,000	120,468
Series J-2, 4.00%, 11/1/2017	1,000,000	1,045,420
Georgia, State Private Colleges & Universities Authority Revenue Series A, 5.00%, 9/1/2041	5,965,000	6,944,870
Gwinnett County, GA, School District 5.00%, 8/1/2022	10,000,000	12,310,100

See accompanying notes to financial statements.

286

SPDR Nuveen Barclays Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Henry County, GA, School District, General Obligation 4.00%, 8/1/2029	$200,000	$241,788
Sandy Springs, GA, Public Facilities Authority Revenue 5.00%, 5/1/2041	250,000	313,265

		40,781,416

HAWAII — 1.2%
City & County of Honolulu, HI, General Obligation:
Series A, 5.00%, 10/1/2017	1,240,000	1,307,245
Series A, 5.00%, 11/1/2022	100,000	123,195
Series A, 5.00%, 10/1/2025	100,000	130,481
Series A, 5.00%, 10/1/2029	475,000	602,870
Series A, 5.00%, 10/1/2037	700,000	864,969
Series A, 5.00%, 10/1/2038	2,250,000	2,773,890
Series A, 5.25%, 8/1/2034	1,500,000	1,777,605
Series B, 5.00%, 10/1/2018	770,000	843,327
Series B, 5.00%, 10/1/2029	485,000	615,562
Hawaii, State General Obligation:
Series DZ, 5.00%, 12/1/2024	35,000	42,181
Series DZ, 5.00%, 12/1/2024	65,000	77,958
Series DZ, 5.00%, 12/1/2026	85,000	102,938
Series DZ, 5.00%, 12/1/2026	115,000	137,793
Series DZ, 5.00%, 12/1/2029	990,000	1,179,367
Series EA, 5.00%, 12/1/2017	500,000	530,610
Series EA, 5.00%, 12/1/2018	125,000	137,879
Series EA, 5.00%, 12/1/2022	180,000	216,617
Series EA, 5.00%, 12/1/2023	250,000	299,985
Series EH, 5.00%, 8/1/2020	105,000	122,210
Series EO, 5.00%, 8/1/2032	100,000	124,188
Series EP, 5.00%, 8/1/2021	100,000	119,614
Series ET, 4.00%, 10/1/2026	4,100,000	4,945,584
Series EZ, 5.00%, 10/1/2024	600,000	769,614
Series FB, 3.00%, 4/1/2036	250,000	260,298
Series FE, 5.00%, 10/1/2028	4,000,000	5,252,800
Hawaii, State Highway Revenue Series A, 5.00%, 1/1/2032	100,000	119,765

		23,478,545

ILLINOIS — 1.5%
Cook County Community College District No 508 5.25%, 12/1/2043	5,000,000	5,731,000
Illinois, State Finance Authority Series A, 5.00%, 10/1/2029	125,000	153,023
Illinois, State Finance Authority Revenue:
Series A, 5.00%, 10/1/2030	1,250,000	1,464,675
Series A, 5.00%, 10/1/2051	5,020,000	5,722,097
Illinois, State General Obligation Series A, 4.00%, 4/1/2031	1,500,000	1,612,620
Illinois, State Toll Highway Authority Series B, 5.00%, 1/1/2040	4,380,000	5,332,694
Illinois, State Toll Highway Authority Revenue:
Series A, 5.00%, 12/1/2031	100,000	124,825
Series A, 5.00%, 1/1/2035	1,345,000	1,575,910
Series B, 5.00%, 1/1/2037	4,000,000	4,747,880

Series B, 5.00%, 1/1/2038	1,000,000	1,185,460
Illinois, University of Chicago, Finance Authority Revenue Series A, 4.00%, 10/1/2032	955,000	1,042,029
Metropolitan Water Reclamation District of Greater Chicago Series B, 5.00%, 12/1/2039	50,000	60,303
Schaumburg, IL, General Obligation Series A, 4.00%, 12/1/2032	850,000	946,900
University of Illinois Series A, 4.00%, 4/1/2035	250,000	270,742

		29,970,158

INDIANA — 0.4%
Carmel, IN, Redevelopment Authority, Lease Rental Revenue:
Series A, 4.00%, 8/1/2030	2,325,000	2,596,560
Series A, 4.00%, 2/1/2038	1,335,000	1,470,022
Indiana, University Revenue Series A, 5.00%, 6/1/2041	2,650,000	3,333,832

		7,400,414

IOWA — 0.1%
Iowa, State Finance Authority Revenue 5.00%, 8/1/2021	125,000	149,313
Iowa, State Revenue Series A, 5.00%, 6/1/2021 (a)	1,715,000	2,027,713

		2,177,026

KANSAS — 0.5%
Kansas, State Department of Transportation, Highway Revenue:
5.00%, 9/1/2034	5,000,000	6,286,850
5.00%, 9/1/2035	480,000	601,709
Series B, 5.00%, 9/1/2019	225,000	254,963
Kansas, State Development Finance Authority Revenue Series G, 5.00%, 4/1/2029	1,600,000	1,918,896
Shawnee County, KS, Unified School District No. 501 Topeka, General Obligation Series A, 4.00%, 8/1/2044	500,000	533,930

		9,596,348

KENTUCKY — 0.4%
Kentucky, State Turnpike Authority, Economic Development Road Revenue:
Series A, 5.00%, 7/1/2023	250,000	308,015
Series B, 5.00%, 7/1/2022	2,565,000	3,091,825
Louisville & Jefferson County, KY, Metropolitan Sewer District Revenue:
Series A, 5.00%, 5/15/2034	700,000	820,946
Series B, 4.00%, 5/15/2037	645,000	683,055
University of Kentucky, General Receipts Revenue:
Series A, 4.00%, 4/1/2044	800,000	867,488
Series B, 5.00%, 10/1/2021	1,000,000	1,196,770

		6,968,099

See accompanying notes to financial statements.

287

SPDR Nuveen Barclays Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

LOUISIANA — 0.7%
East Baton Rouge, LA, Sewer Commission Revenue Series B, 5.00%, 2/1/2039	$3,335,000	$4,025,912
Louisiana, State Gas & Fuels Tax Revenue:
Series A-1, 5.00%, 5/1/2021	100,000	118,773
Series A-1, 5.00%, 5/1/2023	250,000	303,230
Series A-1, 5.00%, 5/1/2027	135,000	161,807
Louisiana, State General Obligation:
Series C, 5.00%, 7/15/2022	680,000	816,612
Series C, 5.00%, 8/1/2025	1,000,000	1,245,280
Series D-1, 5.00%, 12/1/2024	2,000,000	2,514,720
Series D-1, 5.00%, 12/1/2028	850,000	1,050,022
Louisiana, State Highway Improvement Revenue:
Series A, 5.00%, 6/15/2019	900,000	1,004,931
Series A, 5.00%, 6/15/2022	150,000	180,397
Louisiana, State Public Facilities Authority Revenue 5.00%, 6/1/2022	2,765,000	3,290,765

		14,712,449

MAINE — 0.1%
Maine, State Turnpike Authority Revenue:
5.00%, 7/1/2026	1,190,000	1,523,950
Series C, 5.00%, 11/1/2020	130,000	151,987

		1,675,937

MARYLAND — 2.9%
Anne Arundel County, MD, General Obligation 5.00%, 4/1/2018	90,000	96,877
Baltimore, MD, General Obligation:
5.00%, 8/1/2018	480,000	523,162
Series B, 5.00%, 10/15/2019	280,000	318,032
Baltimore, MD, State General Obligation Series B, 5.00%, 10/15/2020	1,000,000	1,171,090
Maryland, Stadium Authority Revenue 5.00%, 5/1/2041	550,000	680,933
Maryland, State Department of Transportation, Consolidated Transportation Revenue 3.00%, 12/15/2030	2,325,000	2,453,665
Maryland, State Economic Development Corp. Lease Revenue 5.00%, 6/1/2017	1,300,000	1,352,260
Maryland, State General Obligation:
5.00%, 6/1/2019	250,000	280,913
5.00%, 3/1/2024	1,000,000	1,181,890
Series A, 3.00%, 3/1/2026	500,000	538,525
Series A, 4.00%, 3/1/2027	2,900,000	3,389,375
Series A, 5.00%, 3/1/2018	1,000,000	1,072,940
Series A, 5.00%, 8/1/2018	700,000	762,790
Series B, 5.00%, 8/1/2020	100,000	116,739
Series B, 3.00%, 8/1/2028	1,300,000	1,394,731
Series B, 4.50%, 8/1/2019	1,000,000	1,115,190
Series B, 5.00%, 8/1/2021	100,000	116,695
Series B, 5.00%, 8/1/2024	540,000	607,754

Series B, 5.00%, 8/1/2026	2,000,000	2,442,280
Series C, 5.00%, 8/1/2018	1,100,000	1,198,670
Series C, 5.00%, 8/1/2020	200,000	233,478
Series C, 5.00%, 8/1/2021	7,375,000	8,853,909
Maryland, State Health & Higher Educational Facilities Authority Revenue:
Series A, 5.00%, 7/1/2025	210,000	258,140
Series B, 4.25%, 7/1/2041	5,000,000	5,578,050
Montgomery, MD, State General Obligation:
Series A, 5.00%, 7/1/2017	490,000	511,565
Series A, 5.00%, 11/1/2022	4,000,000	4,952,520
Series B, 4.00%, 12/1/2025	3,590,000	4,271,956
Series B, 5.00%, 11/1/2025	300,000	387,801
Prince George’s County, MD, General Obligation:
Series A, 4.00%, 9/1/2026	1,500,000	1,791,825
Series A, 5.00%, 3/1/2019	2,060,000	2,292,389
University System of Maryland Series A, 3.00%, 4/1/2035	500,000	530,815
Washington, MD, Suburban Sanitary Commission:
3.00%, 6/1/2029	1,310,000	1,418,271
4.00%, 6/1/2020	1,900,000	2,134,707
5.00%, 6/1/2018	1,100,000	1,191,861
5.00%, 6/1/2020	175,000	203,333
Washington, MD, Suburban Sanitation District, General Obligation 5.00%, 6/1/2017	2,000,000	2,080,580

		57,505,711

MASSACHUSETTS — 4.2%
Boston, MA, General Obligation:
Series A, 4.00%, 4/1/2018	450,000	476,303
Series B, 5.00%, 4/1/2019	3,170,000	3,543,331
Commonwealth of Massachusetts Transportation Fund Revenue:
Series A, 5.00%, 6/1/2022	500,000	613,715
Series A, 5.00%, 6/1/2023	2,050,000	2,578,469
Massachusetts, Bay Transportation Authority, Revenue:
Series A, 4.00%, 7/1/2037	1,270,000	1,381,188
Series B, 5.00%, 7/1/2025	5,000,000	6,485,550
Massachusetts, Bay Transportation Authority, Sales Tax Revenue Series A, 4.00%, 7/1/2017	755,000	780,730
Massachusetts, State College Building Authority Revenue:
Series A, 4.00%, 5/1/2027	1,000,000	1,189,420
Series A, 4.00%, 5/1/2028	1,500,000	1,777,380
Series A, 4.00%, 5/1/2029	2,000,000	2,355,520
Series A, 5.00%, 5/1/2033	7,055,000	8,507,624
Series C, 3.00%, 5/1/2032	710,000	736,519
Massachusetts, State Federal Highway Revenue:
5.00%, 6/15/2023	400,000	492,852
Series A, 5.00%, 6/15/2018	435,000	471,183

See accompanying notes to financial statements.

288

SPDR Nuveen Barclays Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Massachusetts, State General Obligation:
3.50%, 5/1/2036	$1,450,000	$1,544,105
Series A, 4.00%, 12/1/2032	2,465,000	2,741,622
Series A, 4.50%, 12/1/2043	8,380,000	9,489,009
Series A, 5.00%, 7/1/2026	600,000	787,584
Series A, 5.00%, 3/1/2032	1,215,000	1,505,482
Series A, 5.00%, 3/1/2041	1,000,000	1,213,450
Series B, 5.00%, 8/1/2017	360,000	377,057
Series B, 5.00%, 8/1/2025	2,700,000	3,131,946
Series C, 3.63%, 10/1/2039	445,000	467,370
Series C, 3.63%, 10/1/2041	110,000	115,348
Series C, 5.00%, 8/1/2020	400,000	465,560
Series E, 3.25%, 9/1/2040	1,315,000	1,379,816
Series E, 4.00%, 9/1/2039	6,550,000	7,389,186
Series E, 4.00%, 9/1/2041	4,000,000	4,505,480
Series E, 5.00%, 9/1/2023	125,000	153,339
Series E, 5.00%, 9/1/2027	215,000	261,606
Series F, 5.00%, 11/1/2026	500,000	611,540
Massachusetts, State School Building Authority, Sales Tax Revenue:
Series A, 5.00%, 8/15/2021	115,000	138,041
Series B, 4.00%, 8/15/2017	200,000	207,612
Series B, 5.00%, 8/15/2017	500,000	524,550
Series B, 5.00%, 8/15/2029	450,000	548,051
Massachusetts, State Transportation Fund Revenue Series A, 5.00%, 6/1/2022	150,000	178,715
Massachusetts, State Water Pollution Abatement Trust Revenue:
5.00%, 8/1/2019	3,600,000	4,071,600
Series 16B, 5.00%, 8/1/2024	480,000	559,090
Massachusetts, State Water Resources Authority Revenue
Series B, 5.00%, 8/1/2026	5,830,000	7,054,650
University of Massachusetts, Building Authority, Project Revenue Series 1, 5.00%, 11/1/2039	600,000	718,548

		81,530,141

MICHIGAN — 1.0%
Michigan, State Building Authority Revenue Series I, 5.00%, 4/15/2019	4,000,000	4,448,400
Michigan, State Finance Authority Revenue:
5.00%, 7/1/2020	350,000	392,518
5.00%, 10/1/2024	125,000	152,867
5.00%, 10/1/2032	125,000	149,634
Series A, 5.00%, 7/1/2016	130,000	130,000
Series A, 5.00%, 1/1/2017	600,000	613,152
Series A, 5.00%, 1/1/2018	125,000	133,144
Series A, 5.00%, 7/1/2018	1,000,000	1,085,290
Michigan, State General Obligation:
5.00%, 11/1/2017	1,000,000	1,058,000
Series A, 5.00%, 12/1/2018	100,000	110,227
State of Michigan Trunk Line Revenue 5.00%, 11/15/2018	1,600,000	1,757,856

University of Michigan, Revenue:
4.00%, 4/1/2035	300,000	351,675
5.00%, 4/1/2040	7,225,000	9,075,467

		19,458,230

MINNESOTA — 1.3%
Farmington, MN, Independent School District, General Obligation Series A, 3.00%, 2/1/2024	750,000	819,637
Minnesota, State General Fund Revenue:
Series A, 5.00%, 6/1/2029	1,000,000	1,236,810
Series B, 5.00%, 3/1/2018	3,675,000	3,939,894
Series B, 5.00%, 3/1/2028	5,000,000	6,011,100
Minnesota, State General Obligation:
5.00%, 8/1/2023	4,465,000	5,499,407
Series A, 5.00%, 8/1/2020	610,000	711,309
Series A, ETM, 5.00%, 10/1/2018	10,000	10,948
Series B, 4.00%, 8/1/2025	500,000	599,285
Series D, 5.00%, 8/1/2023	3,000,000	3,777,390
Series F, 5.00%, 10/1/2022	125,000	154,301
Western Minnesota, Municipal Power Agency Revenue Series A, 5.00%, 1/1/2036	2,000,000	2,435,400

		25,195,481

MISSISSIPPI — 0.3%
Mississippi, State General Obligation Series C, 5.00%, 10/1/2026	4,000,000	5,199,200

MISSOURI — 0.6%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Revenue Bond Series A, 5.00%, 10/1/2028	1,320,000	1,437,982
Metropolitan St. Louis, MO, Sewer District Wastewater System Revenue:
Series B, 5.00%, 5/1/2033	250,000	300,280
Series B, 5.00%, 5/1/2038	5,000,000	6,043,750
Series B, 5.00%, 5/1/2043	450,000	531,247
Missouri, State Board of Public Buildings, Special Obligation:
Series A, 1.00%, 10/1/2026	965,000	862,691
Series A, 4.00%, 10/1/2023	900,000	1,007,325
Missouri, State Highways & Transit Commission, State Road Revenue, First Lien Series A, 5.00%, 5/1/2024	1,075,000	1,377,161
Missouri, State Highways & Transportation Commission, State Road Revenue Series A, 5.00%, 5/1/2018	945,000	1,019,759

		12,580,195

NEBRASKA — 0.6%
Central Plains Energy Project, NE, Gas Supply Revenue 5.00%, 8/1/2039 (c)	1,000,000	1,125,600
Omaha, NE, Public Power District Electric Revenue Series B, 5.00%, 2/1/2021	850,000	1,001,487

See accompanying notes to financial statements.

289

SPDR Nuveen Barclays Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Omaha, NE, Sanitation Sewer Revenue:
4.00%, 11/15/2042	$400,000	$436,288
5.00%, 11/15/2034	6,000,000	7,394,580
University of Nebraska, Revenue 5.00%, 7/1/2038	1,000,000	1,180,820

		11,138,775

NEVADA — 0.8%
Clark County, NV, General Obligation 5.00%, 11/1/2032	1,000,000	1,239,610
Las Vegas Valley, NV, Water District, General Obligation:
5.00%, 6/1/2039	3,195,000	3,919,051
Series B, 4.00%, 6/1/2037	4,265,000	4,653,157
Series B, 5.00%, 6/1/2042	5,625,000	6,673,669

		16,485,487

NEW JERSEY — 0.5%
New Jersey, Environmental Infrastructure Trust Revenue:
Series A, 4.00%, 9/1/2022	15,000	16,049
Series A, 4.00%, 9/1/2027	30,000	32,098
Series A, 4.00%, 9/1/2027	40,000	42,797
Series A, 4.00%, 9/1/2027	20,000	21,398
New Jersey, State Economic Development Authority Lease Revenue 5.00%, 6/15/2046	6,530,000	7,664,261
New Jersey, State Educational Facilities Authority Revenue Series B, 5.00%, 7/1/2032	265,000	318,146
Rutgers, NJ, University Revenue:
Series J, 5.00%, 5/1/2023	100,000	123,481
Series J, 5.00%, 5/1/2032	1,000,000	1,205,900

		9,424,130

NEW MEXICO — 0.3%
Albuquerque Bernalillo County, NM, Water Utility Authority, Water & Sewer System Revenue:
5.00%, 7/1/2022	3,250,000	3,961,295
Series A, 5.00%, 7/1/2020	100,000	116,274
Series A, 5.00%, 7/1/2023	115,000	143,241
Series B, 5.00%, 7/1/2023	110,000	136,433
New Mexico, State Severance Tax Revenue:
Series A, 5.00%, 7/1/2017	305,000	318,206
Series A, 5.00%, 7/1/2020	200,000	231,866
Series A, 5.00%, 7/1/2020	250,000	281,318

		5,188,633

NEW YORK — 18.1%
Dutchess County, NY, Local Development Corp. Revenue Series A, 5.00%, 1/1/2049	2,000,000	2,283,520
Nassau County, NY, Sewer & Storm Water Finance Authority Revenue Series A, 5.00%, 10/1/2028	3,450,000	4,376,049
New York & New Jersey, Port Authority Revenue:
4.00%, 12/15/2036	6,660,000	7,503,223

4.50%, 7/15/2031	2,000,000	2,279,380
4.50%, 7/15/2036	850,000	949,306
5.00%, 10/15/2041	9,040,000	11,144,331
Series 179, 5.00%, 12/1/2043	1,100,000	1,327,678
Series 189, 5.00%, 5/1/2045	4,000,000	4,875,360
Series 190, 5.00%, 5/1/2032	1,075,000	1,236,164
New York, NY, City Municipal Water Finance Authority:
5.00%, 6/15/2026	8,245,000	9,839,995
Series AA, 4.00%, 6/15/2044	6,420,000	7,148,798
Series EE, 5.00%, 6/15/2045	6,390,000	7,785,895
New York, NY, City Municipal Water Finance Authority, Water & Sewer System Revenue:
4.00%, 6/15/2033	1,250,000	1,460,137
5.00%, 6/15/2037	5,000,000	6,190,200
Series A, 3.00%, 6/15/2036	250,000	260,940
Series BB, 4.63%, 6/15/2046	6,750,000	7,567,357
Series BB, 5.00%, 6/15/2046	1,735,000	2,079,467
Series CC-1, 5.00%, 6/15/2047	5,500,000	6,687,945
Series DD, 4.00%, 6/15/2018	1,000,000	1,016,630
Series EE, 4.00%, 6/15/2039	2,055,000	2,227,743
Series FF, 5.00%, 6/15/2031	755,000	952,999
Series GG, 5.00%, 6/15/2019	5,595,000	5,946,142
New York, NY, City Transitional Finance Authority:
5.00%, 8/1/2034	2,500,000	3,085,650
ETM, 5.00%, 2/1/2018	500,000	534,395
New York, NY, City Transitional Finance Authority Building Aid Revenue:
Series S-1, 4.00%, 7/15/2036	700,000	789,768
Series S-1, 4.00%, 7/15/2040	500,000	561,865
Series S-1, 5.00%, 7/15/2028	1,025,000	1,240,127
Series S-1, 5.00%, 7/15/2029	750,000	904,995
Series S-1, 5.00%, 7/15/2043	240,000	291,144
New York, NY, City Transitional Finance Authority, Future Tax Secured Revenue:
5.00%, 11/1/2016	320,000	324,640
5.00%, 2/1/2018	45,000	48,088
5.00%, 2/1/2036	1,745,000	2,127,434
5.00%, 11/1/2038	3,160,000	3,843,224
5.00%, 8/1/2042	7,000,000	8,540,140
ETM, 5.00%, 11/1/2017	100,000	105,828
Series A-1, 5.00%, 8/1/2027	100,000	126,246
Series D, 3.00%, 11/1/2027	320,000	340,272
Series D-1, 5.00%, 11/1/2022	100,000	121,190
Series D-1, 5.25%, 11/1/2027	1,120,000	1,237,029
Series E-1, 5.00%, 2/1/2030	3,000,000	3,834,330
Series E-1, 5.00%, 2/1/2042	500,000	585,290
Series F-1, 5.00%, 5/1/2021	500,000	593,865
Series F-1, 5.00%, 2/1/2030	770,000	935,311
Series F-1, 5.00%, 5/1/2030	200,000	240,720
SubSeries F-1, 5.00%, 2/1/2031	500,000	606,650
SubSeries F-3, 3.00%, 2/1/2035	2,755,000	2,845,447
New York, NY, General Obligation:
Series A-1, 5.00%, 10/1/2018	5,000,000	5,474,950
Series A-1, 5.00%, 10/1/2019	5,000,000	5,662,600

See accompanying notes to financial statements.

290

SPDR Nuveen Barclays Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Series A-1, 5.00%, 8/1/2027	$120,000	$142,231
Series A-1, 5.00%, 10/1/2028	435,000	526,750
Series A1, 5.00%, 8/1/2017	300,000	314,148
Series B, 5.00%, 8/1/2017	600,000	628,296
Series B, 5.00%, 8/1/2021	10,000,000	11,912,300
Series B, 5.00%, 8/1/2022	140,000	167,002
Series B, 5.00%, 8/1/2024	2,535,000	3,082,332
Series C, 5.00%, 4/15/2023	1,390,000	1,742,963
Series D-1, 5.00%, 8/1/2029	3,160,000	3,873,054
Series D-1, 5.00%, 10/1/2032	125,000	147,295
Series E, 5.00%, 8/1/2017	1,900,000	1,989,604
Series E, 5.00%, 8/1/2018	240,000	261,166
Series E, 5.00%, 8/1/2025	115,000	141,302
Series F-1, 5.00%, 6/1/2025	750,000	963,667
Series F-1, 5.00%, 3/1/2037	1,475,000	1,761,489
Series H, 5.00%, 8/1/2020	630,000	731,336
Series I, 5.00%, 8/1/2017	100,000	104,716
Series I, 5.00%, 8/1/2022	200,000	243,704
Series I, 5.00%, 3/1/2027	1,385,000	1,721,749
Series I, 5.00%, 8/1/2027	1,000,000	1,211,360
Series I, 5.00%, 8/1/2029	4,025,000	4,841,914
Series J, 5.00%, 8/1/2017	600,000	628,296
Series J, 5.00%, 8/1/2020	16,000,000	18,573,600
New York, NY, Liberty Development Corp. Revenue 5.00%, 9/15/2032	4,500,000	5,372,325
New York, NY, Metropolitan Transportation Authority, Dedicated Tax Fund Revenue:
Series A, Zero Coupon, 11/15/2030	2,960,000	2,101,482
Series A, 5.00%, 11/15/2031	1,295,000	1,569,747
New York, NY, Sales Tax Asset Receivable Corp. Series A, 5.00%, 10/15/2026	6,000,000	7,730,820
New York, NY, Sales Tax Asset Receivables Corp. Series A, 5.00%, 10/15/2021	9,720,000	11,729,416
New York, NY, Triborough Bridge & Tunnel Authority Revenue:
Series A, 4.00%, 11/15/2042	500,000	536,220
Series B, Zero Coupon, 11/15/2027	1,850,000	1,441,298
Series B, Zero Coupon, 11/15/2029	735,000	539,380
Series B, 5.00%, 11/15/2027	5,550,000	6,780,213
New York, NY, Trust for Cultural Resources, Wildlife Conservation Society Revenue Series A, 5.00%, 8/1/2033	2,000,000	2,424,500
New York, State Convention Center Development Corp. Revenue 5.00%, 11/15/2033	4,700,000	5,861,464
New York, State Dormitory Authority Revenue, Non State Supported Debt 5.00%, 10/1/2045	3,250,000	5,054,530
New York, State Dormitory Authority Revenue, State Supported Debt:
5.00%, 5/15/2025	650,000	786,045

Series A, 5.00%, 7/1/2027	520,000	630,791
Series A, 5.00%, 7/1/2035	185,000	216,870
Series A, 5.00%, 7/1/2042	550,000	647,405
New York, State Dormitory Authority, Personal Income Tax Revenue:
Series A, 5.00%, 12/15/2020	1,500,000	1,765,740
Series A, 5.00%, 2/15/2021	250,000	295,173
Series A, 5.00%, 12/15/2026	500,000	616,390
Series A, 5.00%, 12/15/2029	4,725,000	5,759,491
Series A, 5.00%, 12/15/2030	3,130,000	3,813,122
Series A, 5.00%, 2/15/2031	1,000,000	1,210,300
Series A, 5.00%, 2/15/2043	1,250,000	1,450,800
Series B, 5.00%, 3/15/2031	150,000	179,714
Series E, 4.00%, 8/15/2031	255,000	283,445
New York, State Dormitory Authority, Sales Tax Revenue:
Series A, 4.13%, 3/15/2033	2,105,000	2,343,328
Series A, 5.00%, 3/15/2018	100,000	107,500
Series A, 5.00%, 3/15/2019	2,500,000	2,788,975
Series A, 5.00%, 3/15/2021	270,000	320,466
Series A, 5.00%, 3/15/2023	2,220,000	2,775,422
Series A, 5.00%, 3/15/2028	8,800,000	10,816,784
Series A, 5.00%, 3/15/2036	1,500,000	1,825,260
Series A, 5.00%, 3/15/2037	1,990,000	2,429,472
Series A, 5.00%, 3/15/2044	5,000,000	6,080,250
Series C, 5.00%, 3/15/2023	1,190,000	1,407,020
New York, State Environmental Facilities Corp. Revenue:
4.00%, 6/15/2036	300,000	344,514
5.00%, 3/15/2019	1,995,000	2,226,161
5.00%, 9/15/2019	2,500,000	2,838,700
New York, State Environmental Facilities Corp., Clean Water & Drinking Revenue:
5.00%, 6/15/2020	500,000	581,320
Series A, 5.00%, 6/15/2041	1,080,000	1,365,217
New York, State Thruway Authority, Personal Income Tax Revenue Series A, 5.00%, 3/15/2024	620,000	742,723
New York, State Urban Development Corp. Revenue:
Series A, 5.00%, 3/15/2024	5,000,000	6,345,700
Series A, 5.00%, 3/15/2027	400,000	519,136
Series A, 5.00%, 3/15/2029	225,000	287,710
Series A, 5.00%, 3/15/2033	3,095,000	3,894,655
Series A, 5.00%, 3/15/2034	745,000	933,917
Series C, 5.00%, 3/15/2023	1,000,000	1,242,900
Series C, 5.00%, 3/15/2027	4,500,000	5,508,720
Series D, 5.00%, 3/15/2021	3,000,000	3,550,140
Series D, 5.00%, 3/15/2022	1,700,000	2,061,658
Triborough, NY, Bridge & Tunnel Authority Revenue Series B, 5.00%, 11/15/2020	100,000	117,624
Utility Debt Securitization Authority:
5.00%, 12/15/2032	390,000	497,913
5.00%, 12/15/2037	14,000,000	17,583,440
Series A, 5.00%, 12/15/2032	100,000	128,799
Series A, 5.00%, 12/15/2033	300,000	385,137
Series A, 5.00%, 12/15/2034	100,000	127,753

See accompanying notes to financial statements.

291

SPDR Nuveen Barclays Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Series A, 5.00%, 12/15/2035	$1,925,000	$2,453,258
Series TE, 5.00%, 12/15/2027	500,000	626,785
Series TE, 5.00%, 12/15/2030	1,540,000	1,914,497
Westchester, NY, General Obligation Series A, 5.00%, 1/1/2024	1,500,000	1,914,330

		353,734,596

NORTH CAROLINA — 1.5%
Buncombe County, NC, Limited Obligation Revenue 5.00%, 6/1/2025	4,720,000	6,087,337
Charlotte, NC, Certificates of Participation Series C, COPs, 5.00%, 12/1/2018	2,865,000	3,156,571
Charlotte, NC, Water & Sewer System Revenue 5.00%, 7/1/2022	3,400,000	4,174,996
North Carolina Capital Facilities Finance Agency:
5.00%, 10/1/2041	1,165,000	1,460,607
5.00%, 10/1/2055	8,470,000	10,434,193
North Carolina, State Capital Improvement Revenue Series C, 5.00%, 5/1/2028	905,000	1,064,624
North Carolina, State Eastern Municipal Power Agency, Revenue Series B, 5.00%, 1/1/2021	245,000	288,240
North Carolina, State General Obligation:
Series A, 5.00%, 6/1/2018	125,000	135,415
Series C, 4.00%, 5/1/2021	1,230,000	1,410,060
Series D, 4.00%, 6/1/2021	500,000	572,880
Series E, 5.00%, 5/1/2019	1,000,000	1,121,030

		29,905,953

OHIO — 2.8%
Cincinnati, OH, General Obligation Series A, 5.00%, 12/1/2020	5,000,000	5,849,900
Columbus, OH, General Obligation:
Series A, 3.00%, 7/1/2029	2,650,000	2,835,394
Series A, 3.20%, 7/1/2031	4,000,000	4,317,760
Series A, 5.00%, 8/15/2027	125,000	156,400
Columbus, OH, Sewer Revenue:
5.00%, 6/1/2025	130,000	167,571
5.00%, 6/1/2028	1,605,000	2,033,872
Cuyahoga County, OH, Certificate of Participation COPs, 4.00%, 12/1/2034	1,290,000	1,419,207
Cuyahoga County, OH, Sales Tax Revenue 5.00%, 12/1/2034	290,000	358,495
Franklin County, OH, General Obligation 5.00%, 6/1/2021	5,555,000	6,624,282
Hamilton County, OH, Sewer System Revenue Series A, 5.00%, 12/1/2028	3,000,000	3,711,720
JobsOhio, Beverage System Statewide Liquor Profits Revenue Series A, 5.00%, 1/1/2038	450,000	529,938
Ohio, State General Obligation:
Series A, 5.00%, 9/15/2019	500,000	567,060
Series A, 5.00%, 9/1/2025	2,705,000	3,527,969

Series A, 5.00%, 9/1/2027	250,000	335,293
Series B, 5.00%, 3/15/2019	540,000	601,803
Series C, 5.00%, 9/15/2021	165,000	198,122
Series R, 4.00%, 5/1/2018	130,000	137,986
Series R, 5.00%, 5/1/2019	2,075,000	2,323,025
Series S, 5.00%, 5/1/2029	6,125,000	7,939,286
Series S, 5.00%, 5/1/2030	4,000,000	5,176,440
Series S, 5.00%, 5/1/2031	3,000,000	3,863,550
Ohio, State University, Revenue Series A, 4.00%, 6/1/2043	1,280,000	1,415,552

		54,090,625

OKLAHOMA — 0.3%
Oklahoma, Capital Improvement Authority, State Facilities Revenue Series A, 5.00%, 7/1/2026	2,500,000	3,154,075
Oklahoma, State Turnpike Authority Revenue Series A, 5.00%, 1/1/2023	2,000,000	2,337,640

		5,491,715

OREGON — 1.1%
Deschutes County, OR, School District Revenue 4.00%, 6/15/2021	1,040,000	1,191,684
Oregon, State Department of Administration Services, Lottery Revenue Series C, 5.00%, 4/1/2022	300,000	365,982
Oregon, State Department of Transportation, Highway User Tax Revenue:
Series A, 5.00%, 11/15/2024	125,000	161,631
Series A, 5.00%, 11/15/2028	650,000	828,074
Oregon, State General Obligation:
Series C, 5.00%, 8/1/2041	1,065,000	1,353,956
Series F, 5.00%, 5/1/2017	5,000,000	5,181,650
Series L, 5.00%, 11/1/2017	435,000	460,230
Series N, 5.00%, 8/1/2043	1,700,000	2,064,616
Oregon, State Health & Science University Revenue:
Series B, 5.00%, 7/1/2035	2,000,000	2,517,980
Series B, 5.00%, 7/1/2037	785,000	981,093
Portland, OR, Sewer System Revenue:
Series A, 5.00%, 8/1/2020	125,000	145,815
Series A, 5.00%, 6/1/2021	775,000	923,358
Washington County, OR, School District No. 48J Beaverton, General Obligation 5.00%, 6/15/2028	4,000,000	4,980,080

		21,156,149

PENNSYLVANIA — 2.2%
Pennsylvania, State Economic Development Financing Authority, Unemployment Compensation Revenue:
5.00%, 1/1/2020	175,000	196,922
5.00%, 7/1/2020	500,000	562,000
5.00%, 1/1/2021	1,000,000	1,104,750
5.00%, 7/1/2021	5,000,000	5,324,250
Series A, 4.00%, 1/1/2019	455,000	492,528

See accompanying notes to financial statements.

292

SPDR Nuveen Barclays Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Series A, 5.00%, 7/1/2018	$445,000	$483,412
Series A, 5.00%, 7/1/2019	1,000,000	1,126,850
Pennsylvania, State General Obligation:
5.00%, 6/1/2017	840,000	872,987
5.00%, 11/15/2017	405,000	428,612
5.00%, 7/1/2018	150,000	162,080
5.00%, 7/1/2021	2,925,000	3,422,718
5.00%, 4/1/2023	5,000,000	6,049,400
5.00%, 6/1/2023	7,295,000	8,777,782
5.00%, 11/15/2023	895,000	1,065,336
5.00%, 4/1/2024	3,955,000	4,835,818
5.00%, 3/15/2026	500,000	625,905
5.00%, 6/1/2026	1,000,000	1,195,120
5.00%, 11/15/2029	440,000	519,244
Pennsylvania, State Higher Educational Facilities Authority Revenue:
2.50%, 10/1/2045 (c)	235,000	241,484
Series B, 5.00%, 10/1/2035	1,150,000	1,441,801
Pennsylvania, State University, Revenue Series B, 5.00%, 9/1/2020	2,440,000	2,843,600
West View, PA, Municipal Authority Water Revenue 4.00%, 11/15/2043	765,000	845,578

		42,618,177

RHODE ISLAND — 0.1%
Rhode Island Health & Educational Building Corp. 5.00%, 9/1/2021	1,000,000	1,198,160
Rhode Island, State & Providence Plantations, Consolidated Capital Development Revenue Series D, 5.00%, 8/1/2024	250,000	316,483

		1,514,643

SOUTH CAROLINA — 0.1%
Beaufort County, SC, School District, General Obligation Series A, 5.00%, 3/1/2020	1,000,000	1,150,110
Charleston, SC, Educational Excellence Finance Corp. Revenue:
5.00%, 12/1/2022	550,000	671,226
5.00%, 12/1/2023	100,000	124,594
Florence County, SC, General Obligation 3.00%, 6/1/2017	300,000	306,636

		2,252,566

SOUTH DAKOTA — 0.1%
Sioux Falls, SD, Sales Tax Revenue Series A, 3.38%, 11/15/2032	1,355,000	1,417,764

TENNESSEE — 1.2%
City of Clarksville, TN, Water Sewer & Gas Revenue 5.00%, 2/1/2041	3,000,000	3,727,110
Memphis, TN, General Obligation Series A, 5.00%, 11/1/2023	4,500,000	5,658,840
Metropolitan Government Nashville & Davidson County, TN:
5.00%, 7/1/2018	500,000	543,475

5.00%, 1/1/2025	1,000,000	1,288,950
Series A, 5.00%, 1/1/2020	100,000	114,337
Series C, 5.00%, 7/1/2027	2,710,000	3,483,569
Metropolitan Government Nashville & Davidson County, TN, Health & Educational Facilities Revenue Series D, 3.25%, 10/1/2037	1,420,000	1,469,473
Tennessee, State General Obligation:
Series A, 5.00%, 8/1/2018	2,250,000	2,453,287
Series A, 5.00%, 8/1/2022	350,000	430,388
Tennessee, State School Bond Authority:
5.00%, 11/1/2026	250,000	320,443
5.00%, 11/1/2045	3,315,000	4,090,014
Series A, 5.00%, 5/1/2027	500,000	604,605

		24,184,491

TEXAS — 10.9%
Alamo Regional Mobility Authority 5.00%, 6/15/2039	250,000	304,045
Aldine, TX, Independent School District, General Obligation 5.00%, 2/15/2022 (b)	4,000,000	4,836,480
Alvin, TX, Independent School District, General Obligation Series C, 5.00%, 2/15/2028 (b)	3,000,000	3,737,610
Arlington, TX, Independent School District, General Obligation Series A, 5.00%, 2/15/2026 (b)	885,000	1,101,214
Austin, TX, Electric Utility System Revenue 4.00%, 11/15/2032	800,000	896,088
Austin, TX, General Obligation:
4.00%, 9/1/2018	1,000,000	1,070,820
5.00%, 9/1/2020	5,000,000	5,842,600
5.00%, 9/1/2023	1,000,000	1,257,370
5.00%, 9/1/2034	375,000	464,003
Austin, TX, Water & Wastewater System Revenue:
5.00%, 11/15/2031	100,000	124,094
5.00%, 11/15/2033	115,000	141,757
5.00%, 11/15/2034	370,000	453,657
5.00%, 11/15/2039	3,200,000	3,866,368
5.00%, 11/15/2042	2,800,000	3,313,800
Bexar County, TX, General Obligation:
4.00%, 6/15/2031	300,000	348,366
Series B, 5.00%, 6/15/2032	3,000,000	3,673,530
Cypress-Fairbanks, TX, Independent School District, General Obligation:
5.00%, 2/15/2025 (b)	500,000	586,400
Series C, 5.00%, 2/15/2044 (b)	4,415,000	5,334,998
Dallas, TX, Area Rapid Transit, Sales Tax Revenue:
Series A, 5.00%, 12/1/2026	500,000	637,215
Series A, 5.00%, 12/1/2046	2,000,000	2,465,640
Dallas, TX, General Obligation:
5.00%, 2/15/2022	4,000,000	4,829,240
5.00%, 2/15/2026	1,000,000	1,252,390
5.00%, 2/15/2027	2,200,000	2,735,568

See accompanying notes to financial statements.

293

SPDR Nuveen Barclays Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Series A, 4.00%, 2/15/2032	$5,290,000	$6,686,137
Series A, 5.00%, 2/15/2017	175,000	179,765
Dallas, TX, Independent School District, General Obligation:
3.00%, 8/15/2030 (b)	1,250,000	1,304,662
5.00%, 8/15/2020 (b)	100,000	116,587
5.00%, 8/15/2023 (b)	2,000,000	2,441,040
Series A, 4.00%, 2/15/2030 (b)	2,800,000	3,228,820
Series A, 5.00%, 2/15/2026 (b)	1,000,000	1,281,650
Series A, 5.00%, 8/15/2032 (b)	1,000,000	1,241,250
El Paso, TX, General Obligation 5.00%, 8/15/2023	1,000,000	1,245,050
Fort Worth, TX, Independent School District, General Obligation 4.00%, 2/15/2035 (b)	5,000,000	5,604,900
Fort Worth, TX, Water & Sewer System Revenue Series A, 5.00%, 2/15/2023	7,590,000	9,335,700
Frisco, TX, General Obligation Series A, 5.00%, 2/15/2021	100,000	117,575
Harris County, TX, General Obligation:
5.00%, 8/15/2022	100,000	122,580
5.00%, 8/15/2026	120,000	146,770
Series A, 5.00%, 10/1/2027	250,000	321,715
Series A, 5.00%, 10/1/2029	6,215,000	7,942,708
Series A, 5.00%, 10/1/2031	400,000	500,340
Series B, 5.00%, 8/15/2033	160,000	200,541
Harris County, TX, Metropolitan Transit Authority, Sales & Use Tax Revenue:
Series A, 5.00%, 11/1/2025	300,000	361,665
Series A, 5.00%, 11/1/2030	365,000	432,744
Series A, 5.00%, 11/1/2031	5,395,000	6,387,140
Harris, TX, General Obligation Series A, 5.00%, 10/1/2024	100,000	123,162
Harris, TX, Revenue Series B, 5.00%, 8/15/2028	175,000	223,536
Houston, TX, Community College, General Obligation:
5.00%, 2/15/2028	1,100,000	1,336,500
5.00%, 2/15/2032	1,000,000	1,208,700
Houston, TX, General Obligation:
Series A, 4.00%, 3/1/2036	295,000	332,733
Series A, 5.00%, 3/1/2020	110,000	125,615
Series A, 5.00%, 3/1/2021	595,000	697,893
Series A, 5.00%, 3/1/2022	140,000	164,504
Series A, 5.00%, 3/1/2025	250,000	305,510
Series A, 5.00%, 3/1/2025	500,000	635,460
Series A, 5.00%, 3/1/2029	250,000	304,753
Houston, TX, Independent School District, General Obligation:
Series C, 4.00%, 2/15/2027	1,245,000	1,411,992
Series C, 5.00%, 2/15/2019	50,000	55,589
Houston, TX, Utilities System Revenue:
Series B, 4.00%, 11/15/2037	250,000	284,520
Series C, 4.00%, 5/15/2021	200,000	227,464
Series D, 5.00%, 11/15/2020	2,750,000	3,216,647

Series F, 5.00%, 11/15/2030	160,000	189,814
Katy, TX, Independent School District, General Obligation:
Series A, 5.00%, 2/15/2023 (b)	100,000	121,945
Series A, 5.00%, 2/15/2028 (b)	2,200,000	2,793,186
La Joya, TX, Independent School District, General Obligation 5.00%, 2/15/2031 (b)	3,320,000	4,351,192
Lamar, TX, Consolidated Independent School District, General Obligation:
5.00%, 2/15/2019 (b)	2,500,000	2,773,225
Series A, 4.00%, 2/15/2029 (b)	1,300,000	1,518,075
Leander, TX, Independent School District, General Obligation Series A, Zero Coupon, 8/15/2034 (b)	3,000,000	1,544,400
Lewisville, TX, Independent School District, General Obligation:
Series A, 4.00%, 8/15/2018 (b)	2,125,000	2,272,879
Series A, 5.00%, 8/15/2022 (b)	250,000	290,918
Lubbock, TX, General Obligation 5.00%, 2/15/2024	200,000	250,478
Midland County, TX, Fresh Water Supply District No. 1 Revenue Series A, Zero Coupon, 9/15/2033	1,530,000	837,140
North Texas, Tollway Authority Revenue:
Series D, 5.00%, 9/1/2031	5,980,000	7,030,267
Series D, 5.25%, 9/1/2025	120,000	144,278
North Texas, TX, Municipal Water District, Water System Revenue:
5.00%, 9/1/2024	360,000	454,928
5.00%, 9/1/2027	200,000	255,916
5.00%, 9/1/2028	5,010,000	6,391,157
5.00%, 9/1/2029	1,340,000	1,590,848
San Antonio, TX, Electric & Gas Revenue:
5.00%, 2/1/2020	10,000,000	11,456,000
5.25%, 2/1/2025	300,000	390,708
San Antonio, TX, General Obligation 5.00%, 2/1/2020	250,000	286,590
San Antonio, TX, Independent School District, General Obligation:
5.00%, 2/15/2022 (b)	120,000	145,166
5.00%, 2/15/2023 (b)	2,030,000	2,512,835
San Antonio, TX, Public Facilities Corp. Lease Revenue 4.00%, 9/15/2035	695,000	760,281
San Antonio, TX, Water System Revenue:
Series A, 5.00%, 5/15/2020	275,000	317,771
Series A, 5.00%, 5/15/2030	500,000	639,255
San Jacinto, TX, Community College District, General Obligation 4.00%, 2/15/2041	515,000	575,013
Schertz-Cibolo-Universal City Independent School District 4.00%, 2/1/2035 (b)	1,000,000	1,130,820

See accompanying notes to financial statements.

294

SPDR Nuveen Barclays Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Texas, State A&M University Revenue Series D, 5.00%, 5/15/2026	$140,000	$173,260
Texas, State General Obligation:
5.00%, 10/1/2020	10,000,000	11,686,600
5.00%, 4/1/2023	5,000,000	6,090,350
5.00%, 10/1/2024	2,000,000	2,567,160
5.00%, 4/1/2042	1,205,000	1,418,538
5.00%, 4/1/2043	1,450,000	1,804,032
Series A, 5.00%, 10/1/2023	3,100,000	3,896,948
Series A, 5.00%, 10/1/2025	100,000	128,898
Series A, 5.00%, 10/1/2028	200,000	253,154
Series A, 5.00%, 10/1/2030	4,095,000	5,150,896
Series A, 5.00%, 10/1/2044	750,000	911,790
Series B, 5.00%, 5/15/2024	2,000,000	2,491,440
Texas, State Transportation Commission, Highway Fund Revenue:
4.00%, 10/1/2018	1,170,000	1,257,680
5.00%, 10/1/2022	3,900,000	4,779,918
5.00%, 10/1/2025	2,000,000	2,603,600
Series A, 5.00%, 4/1/2021	305,000	361,135
Texas, State Water Development Board Revenue Series A, 4.00%, 10/15/2033	2,000,000	2,296,880
Tyler, TX, Independent School District, General Obligation 5.00%, 2/15/2038 (b)	500,000	592,410
United, TX, Independent School District, General Obligation 5.00%, 8/15/2044 (b)	200,000	243,698
University of Houston, Revenue Series A, 5.00%, 2/15/2022	1,950,000	2,286,960
University of Texas, Revenue:
5.00%, 3/15/2042	400,000	467,156
Series A, 4.00%, 8/15/2021	500,000	573,975
Series A, 5.00%, 8/15/2029	890,000	1,130,861
Series B, 5.00%, 8/15/2026	155,000	189,999

		213,509,593

UTAH — 0.1%
Utah, State General Obligation:
5.00%, 7/1/2019	400,000	450,360
Series A, 5.00%, 7/1/2019	1,000,000	1,125,900

		1,576,260

VIRGINIA — 2.4%
Fairfax County, VA, Economic Development Authority Facilities Revenue Series A, 5.00%, 10/1/2020	2,500,000	2,920,525
Fairfax County, VA, Economic Development Authority, Transportation District, Improvement Revenue 5.00%, 4/1/2027	5,000,000	6,505,950
Fairfax County, VA, General Obligation:
Series A, 3.00%, 4/1/2026	3,180,000	3,340,781
Series A, 4.00%, 10/1/2017	1,000,000	1,042,690

Series A, 5.00%, 10/1/2027	515,000	620,992
Series A, 5.00%, 10/1/2030	200,000	238,342
Series B, 5.00%, 10/1/2022	220,000	271,720
Fairfax, VA, Sewer Revenue Series A, 3.50%, 7/15/2036	3,500,000	3,766,770
Loudoun, VA, General Obligation Series A, 5.00%, 12/1/2024	170,000	210,761
University of Virginia, Revenue Series A, 5.00%, 6/1/2043	3,100,000	3,743,405
Virginia, Beach General Obligation Series B, 5.00%, 9/15/2024	375,000	482,816
Virginia, Commonwealth Transportation Board Revenue:
4.75%, 5/15/2035	100,000	114,918
5.00%, 5/15/2021	920,000	1,096,005
5.00%, 3/15/2024	875,000	1,085,630
5.00%, 9/15/2025	200,000	248,144
Virginia, State College Building Authority, Educational Facilities Revenue:
Series A, 5.00%, 9/1/2017	1,000,000	1,051,180
Series A, 5.00%, 2/1/2020	125,000	143,390
Series A, 5.00%, 2/1/2024	100,000	126,590
Series A, 5.00%, 2/1/2025	1,665,000	2,150,547
Series A, 5.00%, 2/1/2031	500,000	626,525
Series D, 5.00%, 2/1/2022	125,000	151,340
Series D, 5.00%, 2/1/2024	100,000	126,590
Virginia, State General Obligation:
Series A, 5.00%, 6/1/2023	2,000,000	2,517,100
Series B, 5.00%, 6/1/2018	300,000	324,816
Virginia, State Public Building Authority, Public Facilities Revenue Series C, 5.00%, 8/1/2018	75,000	81,630
Virginia, State Public School Authority Revenue:
5.00%, 8/1/2017	200,000	209,498
5.00%, 8/1/2027	5,000,000	6,434,650
Virginia, State Resource Authority Infrastructure Revenue:
5.00%, 11/1/2040	2,500,000	3,120,275
Series A, 5.00%, 11/1/2032	300,000	371,853
Series B, 5.00%, 11/1/2023	80,000	96,260
Series B, 5.00%, 11/1/2023	20,000	24,054
Virginia, State Transportation Board Revenue 4.00%, 3/15/2028	2,500,000	2,830,050

		46,075,797

WASHINGTON — 4.8%
Central Puget Sound, WA, Regional Transit Authority Series P-1, 5.00%, 2/1/2023	200,000	241,064
Central Puget Sound, WA, Regional Transit Authority Revenue Series P-1, 5.00%, 2/1/2021	155,000	183,387
Central Puget Sound, WA, Regional Transportation Authority, Sales & Use Tax Revenue:
Series S-1, 5.00%, 11/1/2032	200,000	251,748
Series S-1, 5.00%, 11/1/2036	2,500,000	3,101,125
Series S-1, 5.00%, 11/1/2045	8,800,000	10,824,088

See accompanying notes to financial statements.

295

SPDR Nuveen Barclays Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Energy Northwest, WA, Electric Revenue:
Series A, 5.00%, 7/1/2019	$4,000,000	$4,493,480
Series B, 5.00%, 7/1/2026	3,315,000	3,954,795
Series C, 5.00%, 7/1/2026	2,000,000	2,556,120
Series C - Columbia Generating, 5.00%, 7/1/2031	2,200,000	2,773,364
King County, WA, General Obligation 5.00%, 7/1/2027	250,000	317,653
King County, WA, Sewer Revenue:
5.00%, 7/1/2038	5,000,000	6,099,950
Series A, 4.00%, 7/1/2035	3,265,000	3,753,640
Pierce County, WA, Sewer Revenue 4.00%, 8/1/2031	250,000	277,535
Seattle, WA, Water System Revenue 5.00%, 9/1/2021	125,000	149,979
Snohomish County, WA, School District No. 15, General Obligation 5.00%, 12/1/2018	2,250,000	2,478,398
Spokane, WA, Water & Wastewater System Revenue 5.00%, 12/1/2023	100,000	125,951
Tacoma, WA, Electric System Revenue Series A, 5.00%, 1/1/2020	1,365,000	1,558,161
University of Washington, Revenue:
5.00%, 4/1/2040	400,000	487,852
Series B, 5.00%, 6/1/2037	6,000,000	7,455,600
Series C, 4.00%, 7/1/2033	625,000	695,850
Washington, State General Obligation:
Series 201, 5.00%, 8/1/2040	6,000,000	7,390,980
Series A, 5.00%, 8/1/2025	1,855,000	2,200,679
Series B, 5.00%, 7/1/2024	400,000	507,064
Series B, 5.00%, 7/1/2029	500,000	636,455
Series B-1, 4.00%, 8/1/2028	395,000	445,706
Series C, 5.00%, 2/1/2035	1,540,000	1,920,780
Series C, 5.00%, 2/1/2039	750,000	928,125
Series C, 5.00%, 6/1/2041	7,200,000	8,401,608
Series D, 3.00%, 2/1/2031	605,000	633,695
Series D, 5.00%, 2/1/2031	1,000,000	1,266,060
Series E, 5.00%, 2/1/2022	825,000	992,904
Series E, 5.00%, 2/1/2031	6,175,000	7,656,135
Series E, 5.00%, 2/1/2032	200,000	247,650
Series R-2013A, 5.00%, 7/1/2016	750,000	750,000
Series R-2013A, 5.00%, 7/1/2021	1,800,000	2,136,798
Series R-2015-C, 5.00%, 7/1/2030	625,000	780,625
Series R-2015E, 5.00%, 7/1/2018	1,500,000	1,626,990
Series R-2015E, 5.00%, 7/1/2033	2,095,000	2,588,833

		92,890,827

WEST VIRGINIA — 0.4%
West Virginia, State General Obligation:
Series A, 5.00%, 6/1/2018	1,000,000	1,082,720
Series A, 5.00%, 6/1/2022	625,000	762,331
Series A, 5.00%, 11/1/2022	5,480,000	6,751,086

		8,596,137

WISCONSIN — 1.5%
Wisconsin, State Clean Water Revenue:
5.00%, 6/1/2029	3,300,000	4,132,557
5.00%, 6/1/2030	1,750,000	2,184,140
5.00%, 6/1/2031	3,275,000	4,073,740
Wisconsin, State Department of Transportation Revenue:
Series 1, 5.00%, 7/1/2022	300,000	337,581
Series 1, 5.00%, 7/1/2024	250,000	281,318
Wisconsin, State General Obligation:
Series 1, 5.00%, 5/1/2017	1,485,000	1,539,188
Series 1, 5.00%, 5/1/2021	300,000	356,475
Series 2-REF, 5.00%, 5/1/2021	350,000	415,887
Series 3, 5.00%, 11/1/2025	235,000	289,346
Series 4, 5.00%, 5/1/2025	120,000	154,573
Series B, 5.00%, 5/1/2023	130,000	153,800
Series B, 5.00%, 5/1/2030	12,810,000	15,465,897

		29,384,502

TOTAL MUNICIPAL BONDS & NOTES (Cost $1,834,366,583)		1,941,708,627

	Shares

SHORT-TERM INVESTMENT — 0.6%
Dreyfus Tax Exempt Cash Management Fund 0.21% (d) (Cost $10,899,416)	10,899,416	10,899,416

TOTAL INVESTMENTS — 100.1% (Cost $1,845,265,999)		1,952,608,043
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(2,130,195)

NET ASSETS — 100.0%		$1,950,477,848

(a)	When-issued security.
(b)	Bond is insured by the following:

% of Net Assets
Permanent School Fund Guaranteed	2.62%
Assured Guaranty Municipal Corp	0.23%

(c)	Variable Rate Security — Interest rate shown is rate in effect at June 30, 2016.
(d)	The rate shown is the annualized seven-day yield at June 30, 2016.

See accompanying notes to financial statements.

296

SPDR Nuveen Barclays Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Municipal Bonds & Notes
Alabama	$—	$8,904,726	$—	$8,904,726
Alaska	—	13,835,079	—	13,835,079
Arizona	—	43,521,698	—	43,521,698
Arkansas	—	5,461,836	—	5,461,836
California	—	387,313,774	—	387,313,774
Colorado	—	21,680,291	—	21,680,291
Connecticut	—	52,507,432	—	52,507,432
Delaware	—	10,742,302	—	10,742,302
District of Columbia	—	19,297,203	—	19,297,203
Florida	—	69,578,116	—	69,578,116
Georgia	—	40,781,416	—	40,781,416
Hawaii	—	23,478,545	—	23,478,545
Illinois	—	29,970,158	—	29,970,158
Indiana	—	7,400,414	—	7,400,414
Iowa	—	2,177,026	—	2,177,026
Kansas	—	9,596,348	—	9,596,348
Kentucky	—	6,968,099	—	6,968,099
Louisiana	—	14,712,449	—	14,712,449
Maine	—	1,675,937	—	1,675,937
Maryland	—	57,505,711	—	57,505,711
Massachusetts	—	81,530,141	—	81,530,141
Michigan	—	19,458,230	—	19,458,230
Minnesota	—	25,195,481	—	25,195,481
Mississippi	—	5,199,200	—	5,199,200
Missouri	—	12,580,195	—	12,580,195
Nebraska	—	11,138,775	—	11,138,775
Nevada	—	16,485,487	—	16,485,487
New Jersey	—	9,424,130	—	9,424,130
New Mexico	—	5,188,633	—	5,188,633
New York	—	353,734,596	—	353,734,596
North Carolina	—	29,905,953	—	29,905,953
Ohio	—	54,090,625	—	54,090,625
Oklahoma	—	5,491,715	—	5,491,715
Oregon	—	21,156,149	—	21,156,149
Pennsylvania	—	42,618,177	—	42,618,177
Rhode Island	—	1,514,643	—	1,514,643
South Carolina	—	2,252,566	—	2,252,566
South Dakota	—	1,417,764	—	1,417,764
Tennessee	—	24,184,491	—	24,184,491
Texas	—	213,509,593	—	213,509,593
Utah	—	1,576,260	—	1,576,260
Virginia	—	46,075,797	—	46,075,797
Washington	—	92,890,827	—	92,890,827
West Virginia	—	8,596,137	—	8,596,137
Wisconsin	—	29,384,502	—	29,384,502
Short-Term Investment	10,899,416	—	—	10,899,416

TOTAL INVESTMENTS	$10,899,416	$1,941,708,627	$—	$1,952,608,043

See accompanying notes to financial statements.

297

SPDR Nuveen Barclays California Municipal Bond ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Principal Amount	Value

MUNICIPAL BONDS & NOTES — 98.4%
CALIFORNIA — 98.4%
Alameda County, CA, Joint Powers Authority, Lease Revenue Series A, 5.25%, 12/1/2026	$245,000	$305,834
Alameda County, CA, Transportation Authority, Sales Tax Revenue 4.00%, 3/1/2022	500,000	583,135
Alameda County, CA, Unified School District, General Obligation Series A, 5.00%, 8/1/2039	500,000	608,565
Bakersfield, CA, Wastewater Revenue Series A, 5.00%, 9/15/2028	380,000	486,655
Bay Area Toll Authority 5.00%, 4/1/2024	2,000,000	2,434,900
California Educational Facilities Authority:
4.00%, 1/1/2039	635,000	721,887
5.00%, 10/1/2049	500,000	614,205
Series U-5, 5.00%, 5/1/2021	2,000,000	2,387,960
California, Bay Area Toll Authority Revenue:
3.00%, 4/1/2027	500,000	527,795
5.00%, 4/1/2028	750,000	906,585
California, East Bay Municipal Utility District, Water System Revenue:
Series A, 5.00%, 6/1/2033	1,000,000	1,249,760
Series B, 4.00%, 6/1/2017	250,000	257,895
Series B, 5.00%, 6/1/2020	650,000	755,508
Series B, 5.00%, 6/1/2023	1,000,000	1,257,790
California, Infrastructure & Economic Development Bank Revenue:
5.00%, 10/1/2033	1,035,000	1,326,352
Series A, 5.00%, 6/1/2021	500,000	597,040
California, State Department of Water Resources Power Supply Revenue Series O, 5.00%, 5/1/2021	2,000,000	2,382,740
California, State General Obligation:
5.00%, 8/1/2018	2,500,000	2,721,550
5.00%, 8/1/2022	2,500,000	3,064,325
5.00%, 11/1/2027	650,000	810,706
5.00%, 8/1/2033	1,000,000	1,246,130
5.00%, 8/1/2035	1,500,000	1,865,910
5.00%, 8/1/2045	1,500,000	1,854,705
California, State Public Works Board, Lease Revenue Series F, 5.00%, 10/1/2018	710,000	778,948
California, State University Revenue:
Series A, 4.00%, 11/1/2032	615,000	681,112
Series A, 5.00%, 11/1/2023	1,000,000	1,268,700
Series A, 5.00%, 11/1/2030	2,000,000	2,588,220
Series A, 5.00%, 11/1/2033	1,000,000	1,257,630
Series A, 5.00%, 11/1/2037	1,145,000	1,367,439
California, William S. Hart Union High School District, Election of 2008:
Series C, 4.00%, 8/1/2027	500,000	577,015
Series C, 4.00%, 8/1/2038	595,000	652,495

Cerritos, CA, Community College District, General Obligation Series A, 5.00%, 8/1/2039	$500,000	$607,105
Coast, CA, Community College District, General Obligation Series A, 5.00%, 8/1/2020	500,000	583,695
Coast, CA, Community College District, General Obligation, Election of 2012 Series A, 4.00%, 8/1/2032	500,000	560,705
Contra Costa County, CA, Community College District, General Obligation 5.00%, 8/1/2034	695,000	855,482
Contra Costa County, CA, Transportation Authority Sales Tax Revenue:
Series B, 5.00%, 3/1/2023	500,000	576,225
Series B, 5.00%, 3/1/2025	750,000	864,337
Corona-Norco, CA, Unified School District, General Obligation Series A, 5.00%, 8/1/2040	500,000	608,110
Cupertino, CA, Union School District, General Obligation Series B, 4.00%, 8/1/2037	605,000	682,246
Desert, CA, Community College District, General Obligation 5.00%, 8/1/2034	1,000,000	1,262,080
Emeryville, CA, Redevelopment Successor Agency, Tax Allocation Series A, 5.00%, 9/1/2023 (a)	1,000,000	1,243,430
Garden Grove, CA, Unified School District, General Obligation Series C, 5.00%, 8/1/2035	600,000	718,104
Grossmont, CA, Community College District, Election of 2012 Series A, 5.25%, 8/1/2038	800,000	964,744
Imperial Irrigation District Electric System Revenue 5.00%, 11/1/2036	1,500,000	1,873,560
Long Beach, CA, Community College District, General Obligation Series B, 5.00%, 8/1/2039	500,000	591,600
Long Beach, CA, Harbor Revenue Series D, 5.00%, 5/15/2042	1,480,000	1,826,586
Long Beach, CA, Unified School District, General Obligation 5.00%, 8/1/2029	750,000	904,635
Los Angeles County, CA, Metropolitan Transportation Authority, Sales Tax Revenue 5.00%, 7/1/2028	1,000,000	1,278,060
Los Angeles County, CA, Public Works Financing Authority Revenue 5.00%, 8/1/2037	1,130,000	1,332,033
Los Angeles, CA, Community College District, General Obligation:
Series A, 5.00%, 8/1/2030	1,500,000	1,901,505
Series F, 4.00%, 8/1/2032	500,000	562,455
Series F, 5.00%, 8/1/2029	1,000,000	1,242,260
Los Angeles, CA, Department of Airports Revenue 5.00%, 5/15/2035	500,000	590,705
Los Angeles, CA, Department of Water & Power:
Series A, 5.00%, 7/1/2041	1,250,000	1,449,725
Series B, 5.00%, 12/1/2018	1,500,000	1,652,520

See accompanying notes to financial statements.

298

SPDR Nuveen Barclays California Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Los Angeles, CA, Department of Water & Power Revenue:
Series A, 5.00%, 7/1/2021	$1,000,000	$1,198,930
Series A, 5.00%, 7/1/2041	1,000,000	1,246,300
Series B, 5.00%, 7/1/2019	205,000	231,133
Series B, 5.00%, 7/1/2043	1,585,000	1,886,467
Series D, 5.00%, 7/1/2022	565,000	694,521
Series D, 5.00%, 7/1/2039	1,150,000	1,427,426
Los Angeles, CA, Department of Water & Power Waterworks Revenue Series A, 5.00%, 7/1/2044	795,000	971,538
Los Angeles, CA, General Obligation Series A, 5.00%, 9/1/2019	200,000	226,904
Los Angeles, CA, Solid Waste Resources Revenue Series B, 5.00%, 2/1/2018	1,000,000	1,070,090
Los Angeles, CA, Unified School District, General Obligation:
Series A, 5.00%, 7/1/2020	250,000	291,113
Series A, 5.00%, 7/1/2023	2,000,000	2,518,520
Series A-2, 5.00%, 7/1/2021	1,865,000	2,233,990
Series B, 5.00%, 7/1/2020	250,000	291,113
Series C, 5.00%, 7/1/2020	250,000	291,113
Series D, 5.00%, 7/1/2020	250,000	291,113
Los Angeles, CA, Wastewater System Revenue:
Series A, 5.00%, 6/1/2018	500,000	541,855
Series A, 5.00%, 6/1/2035	685,000	854,983
Series A, 5.00%, 6/1/2044	500,000	617,170
Series B, 5.00%, 6/1/2030	1,000,000	1,207,670
Marin, CA, Water District Financing Authority Series A, 5.00%, 7/1/2044	500,000	586,385
Metropolitan Water District of Southern California:
Series C, 4.00%, 10/1/2017	250,000	260,610
Series C, 5.00%, 10/1/2027	500,000	676,015
Moreno Valley, CA, Unified School District, General Obligation Series A, 5.00%, 8/1/2044 (a)	500,000	610,395
Ohlone, CA, Community College District, General Obligation:
5.00%, 8/1/2028	600,000	724,092
Series C, 4.00%, 8/1/2045	1,000,000	1,140,430
Orange County, CA, Sanitation District 5.00%, 2/1/2037	1,440,000	1,777,334
Orange County, CA, Sanitation District Wastewater Revenue Series A, 3.00%, 2/1/2031	500,000	520,320
Palomar, CA, Community College District, General Obligation 5.00%, 5/1/2031	650,000	814,690
Poway, CA, Redevelopment Agency Successor, Tax Allocation Series A, 5.00%, 12/15/2031	500,000	652,755
Poway, CA, Unified School District, General Obligation Zero Coupon, 8/1/2046	3,000,000	1,137,030
Rancho Cucamonga, CA, Redevelopment Agency Successor, Tax Allocation 5.00%, 9/1/2026 (a)	500,000	627,705

Sacramento County, CA, Sanitation Districts Financing Authority Series A, 5.00%, 12/1/2044	1,525,000	1,829,481
Sacramento Municipal Utility District Series Y, 5.00%, 8/15/2024	1,200,000	1,470,960
Sacramento, CA, Municipal Utility District, Financing Authority Revenue 5.00%, 7/1/2029	1,475,000	1,865,005
San Antonio, CA, Community College District, General Obligation 6.25%, 8/1/2043	1,500,000	1,334,160
San Diego County, CA, Regional Transportation Commission Revenue Series A, 5.00%, 4/1/2042	500,000	584,435
San Diego County, CA, Water Authority Revenue, Certificates of Participation 5.00%, 5/1/2024	1,000,000	1,239,510
San Diego Public Facilities Financing Authority, Water Revenue:
Series A, 3.00%, 8/1/2021	545,000	599,031
Series A, 4.00%, 8/1/2041	130,000	147,635
San Diego, CA, Community College District, General Obligation:
5.00%, 8/1/2032	975,000	1,189,188
5.00%, 8/1/2041	750,000	879,270
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue Series A, 4.00%, 5/15/2020	200,000	224,592
San Diego, CA, Public Facilities Financing Authority, Water Revenue Series A, 5.00%, 8/1/2028	330,000	400,178
San Diego, CA, Unified School District, General Obligation:
Series C, 5.00%, 7/1/2035	1,000,000	1,206,270
Series R-3, 5.00%, 7/1/2017	1,500,000	1,566,015
San Dieguito, CA, Union High School District, General Obligation Series B-2, 4.00%, 2/1/2040	500,000	575,400
San Francisco, CA, Bay Area Rapid Transit District Revenue Series A, 5.00%, 7/1/2032	500,000	597,305
San Francisco, CA, City & County Public Utilities Commission, Water Revenue:
5.00%, 11/1/2036	250,000	307,857
Series A, 4.00%, 10/1/2039	1,000,000	1,139,810
Series A, 4.50%, 11/1/2038	315,000	349,669
Series A, 5.00%, 11/1/2032	860,000	1,026,436
Series A, 5.00%, 11/1/2041	750,000	880,777
San Francisco, CA, City & County Unified School District:
4.00%, 6/15/2023	1,000,000	1,108,700
Series R1, 5.00%, 6/15/2021	745,000	890,715
San Francisco, CA, Public Utilities Commission, Water Revenue Series C, 5.00%, 11/1/2030	1,000,000	1,212,330
San Jose, CA, Evergreen Community College District, General Obligation 5.00%, 9/1/2024	500,000	647,590

See accompanying notes to financial statements.

299

SPDR Nuveen Barclays California Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

San Jose, CA, Financing Authority Revenue Series A, 5.00%, 6/1/2039	$1,000,000	$1,173,490
San Marcos, CA, Unified School District Election of 2010 Series A, 5.00%, 8/1/2038	500,000	581,130
San Mateo, CA, County Transportation Authority Revenue Series A, 5.00%, 6/1/2029	1,000,000	1,288,730
San Mateo, CA, Community College District, General Obligation 5.00%, 9/1/2029	270,000	345,117
San Mateo, CA, Joint Powers Financing Authority, Lease Revenue 5.00%, 6/15/2025	500,000	636,565
San Mateo, CA, Union High School District, General Obligation Series A, 5.00%, 9/1/2026	500,000	624,800
San Ramon Valley, CA, Unified School District 5.00%, 8/1/2028	500,000	604,705
Santa Clara County, CA, Financing Authority Revenue Series P, 5.00%, 5/15/2031	500,000	623,040
Santa Clara Valley, CA, Transportation Authority, Sales Tax Revenue Series A, 5.00%, 4/1/2036	500,000	616,515
Santa Monica, CA, Community College District, General Obligation Series B, 5.00%, 8/1/2044	335,000	406,486
Solano County, CA, Community College District, General Obligation Series A, 4.38%, 8/1/2047	500,000	553,900
Sonoma County, CA, Junior College District, General Obligation 5.00%, 8/1/2019	1,000,000	1,128,390
Southern California, State Public Power Authority Revenue Series A, 5.00%, 7/1/2034	600,000	748,290
State of California 5.00%, 4/1/2043	1,000,000	1,200,010
State of California Department of Water Resources:
Series AS, 5.00%, 12/1/2028	350,000	447,639
Series AV, 4.00%, 12/1/2032	1,700,000	2,002,379

University of California, Revenue:
Series A, 5.00%, 11/1/2045	290,000	362,804
Series AF, 5.00%, 5/15/2024	1,000,000	1,247,960
Series AR, 5.00%, 5/15/2046	1,000,000	1,248,920
Series G, 5.00%, 5/15/2037	750,000	885,600
Series I, 5.00%, 5/15/2026	725,000	941,717
Series I, 5.00%, 5/15/2031	3,000,000	3,791,160
Series I, 5.00%, 5/15/2040	2,000,000	2,453,860
Ventura County, CA, Public Financing Authority, Lease Revenue:
Series A, 5.00%, 11/1/2024	300,000	369,585
Series A, 5.00%, 11/1/2025	600,000	737,526
West Valley-Mission Community College District, CA, General Obligation Series A, 5.00%, 8/1/2034	660,000	793,954

TOTAL MUNICIPAL BONDS & NOTES (Cost $130,735,870)		139,577,699

	Shares

SHORT-TERM INVESTMENT — 0.5%
Dreyfus Tax Exempt Cash Management Fund 0.21% (b) (Cost $713,522)	713,522	713,522

TOTAL INVESTMENTS — 98.9% (Cost $131,449,392)		140,291,221
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.1%		1,593,236

NET ASSETS — 100.0%		$141,884,457

(a)	Bond is insured by the following:

% of Net Assets
Assured Guaranty Municipal Corp.	1.75%

(b)	The rate shown is the annualized seven-day yield at June 30, 2016.

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Municipal Bonds & Notes
California	$—	$139,577,699	$—	$139,577,699
Short-Term Investment	713,522	—	—	713,522

TOTAL INVESTMENTS	$713,522	$139,577,699	$—	$140,291,221

See accompanying notes to financial statements.

300

SPDR Nuveen Barclays New York Municipal Bond ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Principal Amount	Value

MUNICIPAL BONDS & NOTES — 96.5%
NEW YORK — 96.5%
Battery Park City, NY, Authority Revenue:
Series A, 5.00%, 11/1/2021	$500,000	$605,660
Series A, 5.00%, 11/1/2024	300,000	381,819
Brookhaven, NY, General Obligation Series A, 3.00%, 2/1/2023	195,000	216,717
City of New York NY Series F-1, 5.00%, 6/1/2036	630,000	777,634
Dutchess County, NY, Local Development Corp. Revenue Series A, 5.00%, 1/1/2049	350,000	399,616
Monroe County, NY, Industrial Development Agency, School Facility Revenue 5.00%, 5/1/2027	200,000	241,322
Monroe County, NY, Industrial Development Corp. Revenue Series A, 5.00%, 7/1/2030	250,000	301,205
Nassau County, NY, Interim Finance Authority Revenue Series A, 5.00%, 11/15/2018	500,000	550,570
Nassau County, NY, Sewer & Storm Water Finance Authority System, Revenue Series A, 5.00%, 10/1/2022	250,000	307,587
New York & New Jersey, Port Authority Revenue:
3.00%, 12/1/2030	200,000	208,774
4.00%, 12/1/2022	300,000	346,986
4.00%, 7/15/2037	250,000	271,390
5.00%, 12/1/2038	200,000	242,624
5.00%, 10/15/2041	500,000	616,390
Series 189, 5.00%, 5/1/2045	500,000	609,420
New York, NY, City Convention Center Development Corp. 5.00%, 11/15/2031	700,000	878,402
New York, NY, City Municipal Water Finance Authority, Water & Sewer System Revenue:
Series BB, 4.63%, 6/15/2046	500,000	560,545
Series DD, 5.00%, 6/15/2036	500,000	614,165
New York, NY, City Transitional Finance Authority Revenue:
Series A, 5.00%, 11/1/2025	115,000	138,771
Series B-1, 5.00%, 8/1/2030	500,000	627,350
Series D-1, 5.00%, 2/1/2025	250,000	315,652
New York, NY, City Transitional Finance Authority, Building Aid Revenue Series S-1, 4.00%, 7/15/2045	500,000	559,170
New York, NY, City Transitional Finance Authority, Future Tax Secured Revenue:
5.00%, 11/1/2018	300,000	329,844
Series A, 5.00%, 11/1/2020	500,000	586,650
Series E-1, 5.00%, 2/1/2032	500,000	634,030
New York, NY, City Water Finance Authority, Water & Sewer System Revenue:
Series CC-1, 4.25%, 6/15/2044	500,000	566,130
Series DD, 3.13%, 6/15/2027	165,000	177,974
Series GG, 5.00%, 6/15/2030	1,000,000	1,266,970

New York, NY, General Obligation:
Series C, 5.00%, 4/15/2024	500,000	641,060
Series E, 4.00%, 8/1/2022.	250,000	286,730
Series F, 5.00%, 8/1/2027	880,000	1,051,239
Series J, 5.00%, 8/1/2020	500,000	580,425
New York, NY, Liberty Development Corp. Revenue:
5.00%, 9/15/2032	500,000	596,925
5.00%, 9/15/2040	90,000	105,991
5.25%, 12/15/2043	500,000	603,725
New York, NY, Metropolitan Transportation Authority, Dedicated Tax Fund Revenue:
Series A, 5.00%, 11/15/2025	500,000	612,200
Series A, 5.00%, 11/15/2031	500,000	606,080
New York, NY, Municipal Water Finance Authority Revenue Series EE, 4.00%, 6/15/2045	255,000	274,972
New York, NY, Sales Tax Asset Receivable Corp.:
Series A, 5.00%, 10/15/2026	500,000	644,235
Series A, 5.00%, 10/15/2030	500,000	633,030
New York, NY, Triborough Bridge & Tunnel Authority Revenue:
Series B, 5.00%, 11/15/2023	500,000	631,415
Series B-3, 5.00%, 11/15/2034	500,000	628,890
New York, NY, Trust for Cultural Resources, Wildlife Conservation Society Revenue Series A, 5.00%, 8/1/2033	250,000	303,063
New York, State Bridge Authority General Obligation:
4.00%, 1/1/2027	500,000	557,770
5.00%, 1/1/2026	125,000	150,294
New York, State Convention Center Development Corp. Revenue 5.00%, 11/15/2033	300,000	374,136
New York, State Dormitory Authority Revenue, Non State Supported Debt:
5.00%, 10/1/2045	150,000	233,286
Series A, 3.00%, 7/1/2019	500,000	532,700
New York, State Dormitory Authority, Sales Tax Revenue:
Series A, 4.13%, 3/15/2033	900,000	1,001,898
Series A, 5.00%, 3/15/2021	500,000	593,455
New York, State Dormitory Authority, State Personal Income Tax Revenue:
Series A, 5.00%, 3/15/2035	500,000	616,870
Series C, 4.00%, 3/15/2019	100,000	108,671
New York, State Environmental Facilities Corp. Revenue:
Series B, 5.00%, 6/15/2036	500,000	588,265
Series B, 5.00%, 6/15/2041	250,000	291,783
New York, State Environmental Facilities Corp., Clean Water & Drinking Revenue Series A, 4.00%, 6/15/2027	275,000	311,432
New York, State General Obligation Series E, 4.00%, 12/15/2027	125,000	142,041
New York, State Local Government Assistance Corp. Revenue Series A, 5.00%, 4/1/2020	155,000	179,223

See accompanying notes to financial statements.

301

SPDR Nuveen Barclays New York Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

New York, State Power Authority Revenue Series A, 5.00%, 11/15/2022	$300,000	$371,241
New York, State Thruway Authority, Second General Highway & Bridge Trust:
Series A, 5.00%, 4/1/2018	250,000	269,013
Series A1, 5.00%, 4/1/2021	300,000	356,286
New York, State Urban Development Corp. Revenue:
Series A, 3.50%, 3/15/2028	235,000	252,893
Series A, 4.00%, 3/15/2024	500,000	561,970
Series A, 5.00%, 3/15/2022	500,000	606,370
Series A, 5.00%, 3/15/2044	500,000	604,845
New York, Utility Debt Securitization Authority Revenue:
Series TE, 5.00%, 12/15/2029	750,000	934,177
Series TE, 5.00%, 12/15/2041	100,000	121,649
Suffolk County, NY, Water Authority:
4.00%, 6/1/2031	500,000	574,580
5.00%, 6/1/2021	500,000	595,715

Westchester County, NY, General Obligation Series A, 5.00%, 1/1/2023	500,000	623,165

TOTAL MUNICIPAL BONDS & NOTES (Cost $31,106,931)		33,087,075

	Shares

SHORT-TERM INVESTMENT — 2.7%
Dreyfus Tax Exempt Cash Management Fund 0.21% (a) (Cost $933,313)	933,313	933,313

TOTAL INVESTMENTS — 99.2% (Cost $32,040,244)		34,020,388
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.8%		268,226

NET ASSETS — 100.0%		$34,288,614

(a)	The rate shown is the annualized seven-day yield at June 30, 2016.

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Municipal Bonds & Notes
New York	$—	$33,087,075	$—	$33,087,075
Short-Term Investment	933,313	—	—	933,313

TOTAL INVESTMENTS	$933,313	$33,087,075	$—	$34,020,388

See accompanying notes to financial statements.

302

SPDR Nuveen Barclays Short Term Municipal Bond ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Principal Amount	Value

MUNICIPAL BONDS & NOTES — 98.3%
ALABAMA — 1.0%
Alabama Public School & College Authority Revenue Series B, 5.00%, 1/1/2020	$150,000	$171,393
Alabama, State General Obligation:
Series A, 5.00%, 8/1/2017	5,000,000	5,234,700
Series A, 5.00%, 8/1/2018	4,800,000	5,232,672
Series A, 5.00%, 8/1/2019	2,765,000	3,122,708
Black Belt Energy Gas District General Obligation Series A, VRN, 4.00%, 7/1/2046 (a)	15,000,000	16,862,100

		30,623,573

ALASKA — 0.6%
Alaska, State General Obligation:
Series A, 4.00%, 8/1/2018	120,000	128,045
Series A, 5.00%, 8/1/2018	105,000	114,192
Series B, 5.00%, 8/1/2020	750,000	869,985
Alaska, State Municipal Bond Bank Authority Revenue Series THREE, 5.00%, 9/1/2020	2,500,000	2,896,900
Anchorage, AK, General Obligation Series B, 5.00%, 9/1/2019	500,000	565,915
Municipality of Anchorage AK Series B, 5.00%, 9/1/2020	12,145,000	14,164,713

		18,739,750

ARIZONA — 2.1%
Arizona Water Infrastructure Finance Authority Revenue 5.00%, 10/1/2019	125,000	142,168
Arizona, Phoenix Civic Improvement Corp., Water System Revenue:
5.00%, 7/1/2017	300,000	313,080
Series B, 5.00%, 7/1/2019	5,000,000	5,626,350
Arizona, Salt River Project, Agricultural Improvement & Power District Revenue Series A, 4.00%, 12/1/2017	1,310,000	1,372,880
Arizona, State Transportation Board Revenue:
Series A, 3.50%, 7/1/2020	4,450,000	4,898,337
Series A-GARVEE, 5.00%, 7/1/2017	700,000	730,520
Arizona, State Transportation Board, Excise Tax Revenue 5.00%, 7/1/2019	4,250,000	4,787,752
Arizona, State Transportation Board, Highway Revenue Series A, 5.00%, 7/1/2017	200,000	208,720
Chandler, AZ, General Obligation 3.00%, 7/1/2019	550,000	586,476
City of Phoenix Civic Improvement Corp. Series B, 5.00%, 7/1/2020	330,000	383,140
Maricopa County, AZ COPs, 3.00%, 7/1/2018	4,360,000	4,540,722
Maricopa County, AZ, Community College District, General Obligation 3.00%, 7/1/2018	2,350,000	2,458,335

Maricopa County, AZ, Regional Public Transportation Authority, Excise Tax Revenue:
5.25%, 7/1/2018	1,200,000	1,306,500
5.25%, 7/1/2019	1,550,000	1,752,632
Maricopa County, AZ, Unified School District No. 4 Mesa 4.00%, 7/1/2019	155,000	169,799
Phoenix, AZ, Civic Improvement Corp., Transportation Excise Tax Revenue:
4.00%, 7/1/2018	2,200,000	2,344,738
5.00%, 7/1/2017	300,000	313,080
5.00%, 7/1/2019	5,525,000	6,217,117
Phoenix, AZ, Civic Improvement Corp., Water System Revenue 5.00%, 7/1/2020	2,485,000	2,885,160
Pima County, AZ, General Obligation 4.00%, 7/1/2021 (b)	6,000,000	6,823,200
Pima County, AZ, Regional Public Transportation Authority, Excise Tax Revenue:
5.00%, 6/1/2019	650,000	727,376
5.00%, 6/1/2019	1,000,000	1,119,040
Pima County, AZ, Sewer System Revenue 5.00%, 7/1/2021 (b)	2,000,000	2,383,660
Scottsdale, AZ, General Obligation 3.00%, 7/1/2019	10,545,000	11,263,747

		63,354,529

ARKANSAS — 0.4%
Arkansas, State General Obligation 4.00%, 6/15/2020	7,125,000	7,987,268
Arkansas, State Highway Grant Anticipation & Tax Revenue 5.00%, 4/1/2019	2,705,000	3,015,723

		11,002,991

CALIFORNIA — 18.6%
Alameda County, CA, Joint Powers Authority, Lease Revenue Series A, 5.00%, 12/1/2019	650,000	741,455
Alameda County, CA, Transportation Authority Sales Tax Revenue:
4.00%, 3/1/2019	4,000,000	4,357,360
5.00%, 3/1/2020	105,000	121,172
Bakersfield, CA, Wastewater Revenue Series A, 5.00%, 9/15/2020	800,000	937,144
Brea, CA, Redevelopment Successor Agency, Tax Allocation 5.00%, 8/1/2018	1,200,000	1,303,752
California Infrastructure & Economic Development Bank:
5.00%, 10/1/2020	22,800,000	26,811,660
5.00%, 10/1/2021	8,390,000	10,140,657
California, Bay Area Toll Authority, Toll Bridge Revenue:
Series B, VRN, 1.50%, 4/1/2047 (a)	6,000,000	6,062,640

See accompanying notes to financial statements.

303

SPDR Nuveen Barclays Short Term Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Series C, VRN, 1.88%, 4/1/2047 (a)	$27,775,000	$28,397,993
California, East Bay Municipal Utility District, Water System Revenue Series B, 5.00%, 6/1/2020	805,000	935,668
California, State Department of Water Resources Center Valley Project Revenue:
4.00%, 12/1/2018	245,000	264,353
4.00%, 12/1/2018	7,330,000	7,918,086
California, State Department of Water Resources Power Supply Revenue:
Series N, 5.00%, 5/1/2020	110,000	127,344
Series N, 5.00%, 5/1/2021	6,190,000	7,374,580
Series O, 5.00%, 5/1/2021	180,000	214,447
California, State General Obligation:
4.00%, 8/1/2017	250,000	259,210
5.00%, 2/1/2018	150,000	160,293
5.00%, 3/1/2018	1,500,000	1,608,120
5.00%, 8/1/2018	15,270,000	16,623,227
5.00%, 10/1/2018	325,000	356,025
5.00%, 10/1/2018	2,290,000	2,508,603
5.00%, 11/1/2018	205,000	225,244
5.00%, 2/1/2019	325,000	360,523
5.00%, 4/1/2019	5,860,000	6,539,936
5.00%, 8/1/2019	175,000	197,582
5.00%, 9/1/2019	20,000,000	22,643,400
5.00%, 10/1/2019	375,000	425,726
5.00%, 10/1/2019	240,000	272,465
5.00%, 11/1/2019	200,000	227,742
5.00%, 12/1/2019	19,640,000	22,424,756
5.00%, 2/1/2020	160,000	183,661
5.00%, 2/1/2020	105,000	120,527
5.00%, 8/1/2020	22,315,000	26,011,257
5.00%, 8/1/2020	26,305,000	30,662,160
5.00%, 10/1/2020	10,000,000	11,713,900
5.00%, 10/1/2020	220,000	257,706
5.00%, 3/1/2021	315,000	373,244
Series B, 5.00%, 9/1/2018	6,500,000	7,097,545
Series B, 5.00%, 9/1/2020	825,000	964,029
Series B, 5.00%, 9/1/2020	20,000,000	23,370,400
California, State Public Works Board, Lease Revenue 5.00%, 6/1/2017	6,000,000	6,238,980
California, State University Revenue:
Series A, 4.00%, 11/1/2018	1,775,000	1,912,509
Series A, 5.00%, 11/1/2017	2,000,000	2,115,460
Series A, 5.00%, 11/1/2018	1,000,000	1,100,460
Series A, 5.00%, 11/1/2018	2,200,000	2,421,012
Series A, 5.00%, 11/1/2019	2,190,000	2,496,885
Series A, 5.00%, 11/1/2019	2,300,000	2,622,299
Series A, 5.00%, 11/1/2020	1,700,000	2,000,934
Series A, 5.00%, 11/1/2020	2,000,000	2,354,040
Cerritos, CA, Community College District, General Obligation Series A, 4.00%, 8/1/2017	125,000	129,674
Contra Costa, CA, Transportation Authority Revenue Series B, 5.00%, 3/1/2019	205,000	228,587

Contra Costa, CA, Transportation Authority Sales Tax Revenue Series B, 5.00%, 3/1/2018	2,290,000	2,458,200
Corona-Norca, CA, Unified School District, General Obligation 3.00%, 8/1/2020	955,000	1,034,953
Desert Sands, CA, Unified School District, General Obligation 3.00%, 8/1/2017	5,500,000	5,644,650
Fremont, CA, Union High School District, Santa Clara County, General Obligation 5.00%, 8/1/2019	2,750,000	3,114,732
Long Beach, CA, Harbor Revenue Series C, 5.00%, 11/15/2018	5,000,000	5,506,900
Los Angeles County, CA, Metropolitan Transportation Authority Revenue:
Series A, 5.00%, 7/1/2018	150,000	163,011
Series A, 5.00%, 7/1/2020	10,220,000	11,909,468
Series A, 5.00%, 7/1/2020	11,425,000	13,313,667
Los Angeles County, CA, Metropolitan Transportation Authority, Sales Tax Revenue Series B, 5.00%, 7/1/2018	2,040,000	2,215,685
Los Angeles Unified School District/CA Series B, 5.00%, 7/1/2017	4,250,000	4,437,042
Los Angeles, CA, Community College District, General Obligation:
Series A, 5.00%, 8/1/2019	11,000,000	12,444,630
Series C, 5.00%, 8/1/2020	3,000,000	3,506,100
Los Angeles, CA, Department of Water & Power:
Series A, 3.00%, 7/1/2018	1,530,000	1,602,706
Series A, 5.00%, 7/1/2018	2,580,000	2,804,331
Series A, 5.00%, 7/1/2018	450,000	489,127
Series B, 5.00%, 7/1/2018	1,000,000	1,086,950
Series B, 5.00%, 12/1/2018	10,000,000	11,016,800
Los Angeles, CA, Department of Water & Power Waterworks Revenue Series B, 5.00%, 7/1/2017	320,000	334,211
Los Angeles, CA, General Obligation:
Series A, 5.00%, 9/1/2017	13,230,000	13,914,917
Series B, 5.00%, 9/1/2019	120,000	136,142
Series B, 5.00%, 9/1/2020	3,830,000	4,487,419
Los Angeles, CA, Solid Waste Resources Revenue Series B, 5.00%, 2/1/2018	6,370,000	6,816,473
Los Angeles, CA, Unified School District, General Obligation:
Series A, 3.00%, 7/1/2020	7,000,000	7,602,980
Series A, 5.00%, 7/1/2017	100,000	104,401
Series A, 5.00%, 7/1/2017	325,000	339,303
Series A, 5.00%, 7/1/2018	285,000	309,661
Series A, 5.00%, 7/1/2019	275,000	309,972
Series A, 5.00%, 7/1/2019	3,000,000	3,381,510
Series A, 5.00%, 7/1/2020	10,000,000	11,644,500
Series B, 5.00%, 7/1/2019	2,500,000	2,817,925

See accompanying notes to financial statements.

304

SPDR Nuveen Barclays Short Term Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Series C, 5.00%, 7/1/2018	$1,100,000	$1,195,183
Series C, 5.00%, 7/1/2019	7,500,000	8,453,775
Series D, 5.00%, 7/1/2019	2,500,000	2,817,925
Series J, 5.00%, 7/1/2017	3,225,000	3,366,932
Los Angeles, CA, Wastewater System Revenue:
Series A, 4.00%, 6/1/2020	1,170,000	1,315,010
Series A, 5.00%, 6/1/2018	1,000,000	1,083,710
Series A, 5.00%, 6/1/2020	2,735,000	3,178,945
Series D, 5.00%, 6/1/2020	3,510,000	4,082,692
Oakland, CA, General Obligation Series A, 5.00%, 1/15/2020	3,500,000	4,003,335
Oakland-Alameda County, CA, Coliseum Authority Lease Revenue Series A, 5.00%, 2/1/2018	225,000	240,660
Sacramento, CA, Municipal Utility District, Financing Authority Revenue:
5.00%, 7/1/2020	2,250,000	2,619,045
Series D, 5.00%, 8/15/2021 (b)	2,375,000	2,850,166
Series X, 5.00%, 8/15/2019	120,000	135,838
San Diego County, CA, Water Authority Revenue:
5.00%, 5/1/2020	1,500,000	1,737,735
Series A, 4.00%, 5/1/2018	300,000	318,822
Series S1, 3.00%, 5/1/2021	3,260,000	3,567,483
Series S1, 5.00%, 5/1/2021	5,600,000	6,641,040
San Diego Redevelopment Agency Successor Agency, Tax Allocation Series A, 5.00%, 9/1/2020	1,000,000	1,166,740
San Diego Unified School Dist. Series E, 3.00%, 7/1/2017	425,000	435,353
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue:
Series A, 4.00%, 5/15/2021	5,000,000	5,730,000
Series A, 5.00%, 5/15/2021	3,190,000	3,806,978
San Diego, CA, Unified School District, General Obligation Series R-3, 5.00%, 7/1/2019	3,500,000	3,946,180
San Francisco Unified School District 5.00%, 6/15/2018	5,000,000	5,426,050
San Francisco, CA, Bay Area Rapid Transit District Series A, 5.00%, 7/1/2020	540,000	629,267
San Francisco, CA, Bay Area Rapid Transit District, General Obligation Series C, 4.00%, 8/1/2019	250,000	275,250
San Francisco, CA, City & County Public Utilities Commission, Water Revenue:
5.00%, 11/1/2019	1,150,000	1,311,149
Series A, 5.00%, 10/1/2017	1,000,000	1,055,120
San Francisco, CA, Unified School District, General Obligation 5.00%, 6/15/2017	8,170,000	8,513,385
San Luis County, CA, Community College District, General Obligation Series A, 3.00%, 8/1/2017	3,580,000	3,675,729

San Mateo County, CA, Joint Powers Financing Authority, Lease Revenue 5.00%, 6/15/2019	1,000,000	1,124,350
San Mateo County, CA, Transportation Authority Revenue:
Series A, 4.00%, 6/1/2019	610,000	668,853
Series A, 5.00%, 6/1/2020	750,000	872,055
Southern California, Metropolitan Water District Revenue:
Series A, 5.00%, 7/1/2019	7,290,000	8,223,995
Series A, 5.00%, 7/1/2020	550,000	641,157
Southern California, State Public Power Authority Revenue Series A, 5.00%, 7/1/2017	350,000	365,369
State of California Department of Water Res. Power Supply Rev. Series N, 5.00%, 5/1/2018	410,000	442,825
Turlock, CA, Unified School District, General Obligation 5.00%, 8/1/2019	1,745,000	1,963,369
University of California, Revenue:
Series AF, 4.00%, 5/15/2019	3,250,000	3,556,832
Series AF, 5.00%, 5/15/2017	250,000	259,688
Series AF, 5.00%, 5/15/2018	3,500,000	3,788,890
Series AO, 5.00%, 5/15/2020	5,025,000	5,831,462
Series I, 5.00%, 5/15/2018	1,275,000	1,379,499
Series I, 5.00%, 5/15/2020	8,000,000	9,280,640

		551,843,279

COLORADO — 0.3%
Colorado Springs, CO, Utilities System Revenue Series C-1, 5.00%, 11/15/2020	2,665,000	3,132,175
Denver, CO, City & County School District No. 1, General Obligation:
Series B, 4.00%, 12/1/2017	3,130,000	3,275,701
Series B, ETM, 4.00%, 12/1/2017	470,000	492,353
Metropolitan Wastewater Reclamation District, CO, Sewer Revenue Series A, 5.00%, 4/1/2019	570,000	637,129

		7,537,358

CONNECTICUT — 3.7%
Connecticut, State General Obligation:
Series A, 5.00%, 10/15/2017	535,000	564,569
Series A, 5.00%, 10/15/2018	3,855,000	4,209,159
Series C, 5.00%, 6/15/2017	15,820,000	16,469,569
Series C, 5.00%, 12/15/2017	150,000	159,347
Series C, 5.00%, 6/15/2018	5,785,000	6,246,296
Series C, 5.00%, 6/15/2020	1,375,000	1,574,416
Series D, 5.00%, 11/1/2017	7,685,000	8,123,429
Series E, 5.00%, 9/1/2019	7,500,000	8,396,400
Series F, 4.00%, 11/15/2017	125,000	130,653
Series F, 5.00%, 11/15/2019	11,575,000	13,042,826
Series F, 5.00%, 11/15/2020	300,000	347,295
Series H, 5.00%, 11/15/2020	1,000,000	1,157,650

See accompanying notes to financial statements.

305

SPDR Nuveen Barclays Short Term Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Connecticut, State Health & Educational Facility Authority Revenue:
Series 2010A-4-REMK, 1.20%, 7/1/2049 (a)	$9,100,000	$9,171,526
Series A-1, VRN, 1.00%, 7/1/2042 (a) (b)	6,345,000	6,363,654
Series A-3-REMK, 0.88%, 7/1/2049 (a)	4,865,000	4,873,806
Series A-REF, 1.38%, 7/1/2035 (a)	5,200,000	5,262,764
Series U1-REMK, 1.00%, 7/1/2033 (a)	5,660,000	5,680,206
Series U2-REMK, 1.00%, 7/1/2033 (a)	4,830,000	4,847,243
Connecticut, State Special Tax Obligation Revenue:
5.00%, 1/1/2018	8,650,000	9,184,310
Series A, 5.00%, 10/1/2018	1,805,000	1,972,666
Series B, 5.00%, 8/1/2020	1,570,000	1,819,128

		109,596,912

DELAWARE — 0.8%
Delaware, State General Obligation:
5.00%, 7/1/2020	100,000	116,488
5.00%, 3/1/2021	305,000	361,852
Series B, 5.00%, 2/1/2018	1,000,000	1,068,950
Series B, 5.00%, 7/1/2018	2,000,000	2,173,060
Series B, 5.00%, 2/1/2021	340,000	402,434
Delaware, State Transportation Authority System Revenue:
5.00%, 7/1/2017	14,100,000	14,717,580
5.00%, 7/1/2019	1,760,000	1,979,912
5.00%, 7/1/2020	1,280,000	1,486,669

		22,306,945

DISTRICT OF COLUMBIA — 0.6%
District of Columbia, General Obligation:
Series A, 5.00%, 6/1/2020	2,525,000	2,923,243
Series A, 5.00%, 6/1/2021	255,000	303,547
Series A, 5.00%, 6/1/2021	1,595,000	1,898,656
Series D, 5.00%, 6/1/2018	500,000	541,160
District of Columbia, Income Tax Revenue:
Series A, 5.00%, 12/1/2018	5,275,000	5,821,174
Series A, 5.00%, 12/1/2019	1,500,000	1,714,320
Series A, 5.00%, 12/1/2020	2,790,000	3,287,959
District of Columbia, Revenue Series A, 5.00%, 12/1/2017	500,000	530,900

		17,020,959

FLORIDA — 3.7%
Florida Department of Environmental Protection Series A, 5.00%, 7/1/2020	5,395,000	6,243,094
Florida Department of Management Services Series A, COPs, 5.00%, 8/1/2017	1,735,000	1,815,487

Florida, State Board of Education, Capital Outlay, General Obligation Series B, 5.00%, 6/1/2019	7,160,000	8,032,088
Florida, State Board of Education, General Obligation:
Series A, 5.00%, 6/1/2018	1,300,000	1,407,796
Series B, 5.00%, 6/1/2020	115,000	133,185
Series D, 5.00%, 6/1/2017	8,210,000	8,540,781
Series E, 5.00%, 6/1/2017	200,000	208,058
Series F, 5.00%, 6/1/2017	120,000	124,835
Florida, State Board of Education, Lottery Revenue:
Series A, 5.00%, 7/1/2018	250,000	271,115
Series A, 5.00%, 7/1/2018	525,000	569,341
Series A, 5.00%, 7/1/2019	115,000	129,223
Florida, State Department of Environmental Protection, Preservation Revenue:
Series B, 5.00%, 7/1/2017	400,000	417,236
Series B, 5.00%, 7/1/2018	535,000	579,849
Florida, State Department of Management Services, Certificates of Participation Series A, COPs, 5.00%, 8/1/2019	6,755,000	7,604,711
Florida, State Department of Transportation Series B, 5.00%, 7/1/2018	13,600,000	14,759,944
Florida, State General Obligation Series A, 5.00%, 7/1/2020	10,000,000	11,610,300
Florida, State Turnpike Authority Revenue:
Series B, 5.00%, 7/1/2018	130,000	141,088
Series C, 5.00%, 7/1/2018	10,400,000	11,287,016
Series C, 5.00%, 7/1/2019	10,000,000	11,240,000
Jacksonville, FL, Special Tax Revenue:
Series B, 5.00%, 10/1/2017	150,000	158,172
Series B-1, 5.00%, 10/1/2018	1,830,000	2,001,691
Series C, 5.00%, 10/1/2020	570,000	663,298
JEA, FL, Electric System Revenue Series A, 5.00%, 10/1/2019	1,750,000	1,972,932
JEA, FL, Water & Sewer System Revenue:
Series A, 5.00%, 10/1/2018	1,200,000	1,313,148
Series A, 5.00%, 10/1/2019	100,000	113,115
Manatee County, FL, Refunding Improvement Revenue 4.00%, 10/1/2017	1,300,000	1,355,328
Miami-Dade County, FL, General Obligation Series A, 5.00%, 7/1/2021	3,420,000	4,059,916
Miami-Dade County, FL, Water & Sewer Revenue 5.00%, 10/1/2019	125,000	140,880
Orange County, FL, Sales Tax Revenue Series C, 5.00%, 1/1/2021	2,975,000	3,495,774
Orlando Utilities Commission Series A, 5.00%, 10/1/2021 (b)	3,000,000	3,572,130

See accompanying notes to financial statements.

306

SPDR Nuveen Barclays Short Term Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Palm Beach County, FL, Public Improvement Revenue 5.00%, 6/1/2018	$1,875,000	$2,031,225
Palm Beach County, FL, Solid Waste Authority Revenue 5.00%, 10/1/2017	105,000	110,760
South Florida Water Management District, Certificates of Participation:
COPs, 5.00%, 10/1/2019	115,000	130,121
COPs, 5.00%, 10/1/2020	2,000,000	2,330,060
Tampa Bay, FL, Water Regular Water Supply Authority, Utility System Revenue Series A, 5.00%, 10/1/2016	5,000	5,054

		108,568,751

GEORGIA — 2.2%
City of Atlanta, GA, Water & Wastewater Revenue Series B, 5.00%, 11/1/2020	135,000	158,146
DeKalb County, GA, General Obligation 5.00%, 12/1/2020	7,420,000	8,702,176
Forsyth County, GA, School District, General Obligation 5.00%, 2/1/2018	2,000,000	2,136,920
Georgia, State Gas Revenue:
Series A, 5.00%, 1/1/2021	2,575,000	3,039,401
Series F, 5.00%, 12/1/2020	1,740,000	2,049,737
Georgia, State General Obligation:
Series A, 5.00%, 7/1/2017	5,440,000	5,679,414
Series A, 5.00%, 1/1/2018	5,000,000	5,329,650
Series A, 5.00%, 7/1/2018	3,000,000	3,258,960
Series A, 5.00%, 1/1/2020	2,510,000	2,875,456
Series C, 5.00%, 7/1/2019	300,000	338,244
Series C, 5.00%, 10/1/2020	1,000,000	1,172,300
Series E-1, 4.00%, 7/1/2020	125,000	140,558
Series E-2, 4.00%, 9/1/2019	4,100,000	4,522,505
Series F, 5.00%, 12/1/2018	1,000,000	1,103,790
Series J-1, 4.00%, 7/1/2017	500,000	517,090
Series J-2, 4.00%, 11/1/2017	700,000	731,794
Series J-2, 4.00%, 11/1/2019	1,075,000	1,191,186
Georgia, State Road & Tollway Authority Revenue Series A, 5.00%, 3/1/2018	235,000	252,141
Gwinnett County, GA, School District, General Obligation:
5.00%, 2/1/2019	1,000,000	1,110,930
5.00%, 2/1/2020	1,305,000	1,499,980
5.00%, 8/1/2020	250,000	291,848
5.00%, 2/1/2021	10,000,000	11,836,300
Series A, 4.50%, 10/1/2017	2,500,000	2,622,100
Henry County, GA, School District, General Obligation 5.00%, 12/1/2017	1,000,000	1,061,950
Richmond County, GA, Board of Education, General Obligation 5.00%, 10/1/2017	2,250,000	2,373,165

		63,995,741

HAWAII — 1.7%
City & County of Honolulu, HI, General Obligation:
Series B, 5.00%, 8/1/2019	110,000	124,088
Series B, 5.00%, 10/1/2019	3,000,000	3,403,740
Hawaii, State General Obligation:
Series EA, 4.00%, 12/1/2017	125,000	130,909
Series EF, 5.00%, 11/1/2018	21,605,000	23,754,265
Series EH, 5.00%, 8/1/2018	3,000,000	3,267,810
Series EH, 5.00%, 8/1/2020	110,000	128,029
Series EO, 5.00%, 8/1/2019	3,000,000	3,388,110
Series EP, 5.00%, 8/1/2019	150,000	169,405
Series EY, 5.00%, 10/1/2020	6,840,000	7,999,859
Series EZ, 5.00%, 10/1/2020	5,000,000	5,847,850
Honolulu County, HI, Wastewater System Revenue Series B, 5.00%, 7/1/2018	1,000,000	1,085,490

		49,299,555

ILLINOIS — 0.8%
Chicago, IL, Metropolitan Water Reclamation District, General Obligation Series D, 5.00%, 12/1/2019	2,000,000	2,260,500
Chicago, IL, Waterworks Revenue 3.00%, 11/1/2019	1,000,000	1,043,090
Illinois, State Finance Authority Revenue:
5.00%, 1/1/2018	1,000,000	1,064,850
5.00%, 1/1/2019	1,535,000	1,693,381
Series A, 5.00%, 10/1/2019	1,000,000	1,128,070
Illinois, State Revenue 4.00%, 6/15/2020	1,000,000	1,099,770
Illinois, State Sales Tax Revenue:
5.00%, 6/15/2017	870,000	904,878
5.00%, 6/15/2018	2,075,000	2,238,801
5.00%, 6/15/2020	3,040,000	3,459,490
Illinois, State Unemployment Insurance Fund, Building Receipts Revenue Series B, 5.00%, 6/15/2017	10,000,000	10,209,500

		25,102,330

INDIANA — 0.2%
Indiana, State Finance Authority Revenue:
5.00%, 2/1/2024	480,000	523,267
5.00%, 2/1/2025	100,000	109,014
Series B, 5.00%, 2/1/2019	1,000,000	1,108,220
Series B, 5.00%, 2/1/2021	2,885,000	3,397,751
University of Indiana, Revenue Series U, 5.00%, 8/1/2018	450,000	489,978

		5,628,230

IOWA — 0.2%
Iowa, State Finance Authority Revenue:
5.00%, 8/1/2017	775,000	811,549
5.00%, 8/1/2018	100,000	108,970
5.00%, 8/1/2019	365,000	411,388

See accompanying notes to financial statements.

307

SPDR Nuveen Barclays Short Term Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

5.00%, 8/1/2019	$1,130,000	$1,275,454
5.00%, 8/1/2020	115,000	133,798
Iowa, State General Obligation Series A, 5.00%, 6/1/2017	385,000	400,334
Iowa, State Revenue Series A, 5.00%, 6/1/2021 (b)	2,285,000	2,701,647

		5,843,140

KANSAS — 0.5%
Kansas, State Department of Transportation, Highway Revenue:
Series C, 5.00%, 9/1/2017	300,000	315,138
Series C, 5.00%, 9/1/2020	105,000	122,883
Kansas, State Development Finance Authority Revenue Series A, 5.00%, 5/1/2020	13,250,000	15,198,810

		15,636,831

KENTUCKY — 0.2%
Kentucky, State Turnpike Authority Revenue:
Series A, 4.00%, 7/1/2017	1,150,000	1,188,847
Series A, 5.00%, 7/1/2017	150,000	156,540
Series A, 5.00%, 7/1/2019	1,000,000	1,118,640
Series A, 5.00%, 7/1/2021	3,000,000	3,535,800

		5,999,827

LOUISIANA — 0.5%
Louisiana, State Gas & Fuels Tax Revenue:
Series A-1, 5.00%, 5/1/2017	500,000	517,825
Series A-1, 5.00%, 5/1/2018	2,035,000	2,193,282
Louisiana, State General Obligation:
Series A, 5.00%, 8/1/2020	955,000	1,100,351
Series C, 5.00%, 7/15/2018	2,000,000	2,166,280
Series C, 5.00%, 8/1/2019	2,530,000	2,836,763
Louisiana, State Highway Improvement Revenue:
Series A, 5.00%, 6/15/2019	1,000,000	1,116,590
Series A, 5.00%, 6/15/2020	120,000	137,653
State of Louisiana Series A, 5.00%, 8/1/2018	4,890,000	5,325,454

		15,394,198

MAINE — 0.2%
State of Maine Series B, 5.00%, 6/1/2020	4,205,000	4,878,725

MARYLAND — 5.3%
Anne Arundel County, MD, General Obligation:
5.00%, 4/1/2019	6,380,000	7,122,122
5.00%, 4/1/2020	12,750,000	14,717,070
Baltimore County, MD, General Obligation:
5.00%, 8/1/2017	4,000,000	4,190,400
5.00%, 8/1/2018	500,000	544,960
5.00%, 2/1/2020	1,590,000	1,825,733
5.00%, 2/1/2020	500,000	574,130
Series B, 5.00%, 10/15/2017	1,000,000	1,056,450

County of Prince George’s MD:
Series A, 5.00%, 9/1/2020	1,070,000	1,250,798
Series B, 4.00%, 3/1/2019	300,000	325,974
Howard County, MD, General Obligation Series A, 5.00%, 2/15/2020	2,000,000	2,302,800
Maryland Water Quality Financing Administration Revolving Loan Fund:
5.00%, 3/1/2018	100,000	107,328
5.00%, 3/1/2020	11,205,000	12,882,613
Maryland, State Department of Transportation:
5.00%, 5/1/2019	3,650,000	4,087,379
5.00%, 6/1/2019	860,000	966,072
5.00%, 12/1/2019	110,000	125,597
5.00%, 6/1/2020	155,000	179,834
5.00%, 12/15/2020	16,325,000	19,248,318
Maryland, State Economic Development Corp. Lease Revenue:
5.00%, 6/1/2018	150,000	162,498
5.00%, 6/1/2020	110,000	127,119
Maryland, State General Obligation:
4.00%, 8/15/2018	105,000	112,399
4.50%, 8/1/2019	2,000,000	2,230,380
Series A, 4.00%, 8/1/2019	625,000	687,519
Series A, 5.00%, 3/1/2018	21,515,000	23,084,304
Series A, 5.00%, 3/1/2019	2,100,000	2,338,665
Series A, 5.00%, 8/1/2019	600,000	678,210
Series A, 5.00%, 3/1/2020	1,000,000	1,152,450
Series A, 5.00%, 8/1/2020	130,000	151,761
Series A, 5.00%, 3/1/2021	750,000	890,183
Series B, 4.50%, 8/1/2017	3,270,000	3,408,256
Series B, 4.50%, 8/1/2019	3,170,000	3,535,152
Series B, 5.00%, 3/15/2019	3,300,000	3,680,490
Series B, 5.00%, 8/1/2019	1,000,000	1,130,350
Series C, 5.00%, 8/1/2018	2,550,000	2,778,735
Series C, 5.00%, 8/1/2019	250,000	282,588
Series C, 5.00%, 8/1/2020	170,000	198,456
Series E -REF, 5.00%, 8/1/2019	100,000	113,035
Montgomery County, MD, General Obligation:
Series A, 5.00%, 7/1/2017	5,000,000	5,220,050
Series A, 5.00%, 11/1/2017	315,000	333,443
Series A, 5.00%, 7/1/2018	1,875,000	2,037,244
Series A, 5.00%, 11/1/2019	10,900,000	12,431,232
Series A, 5.00%, 11/1/2019	750,000	855,360
Series B, 5.00%, 11/1/2017	605,000	640,423
Series B, 5.00%, 11/1/2020	4,800,000	5,647,488
Washington, MD, Suburban Sanitary Commission 5.00%, 6/1/2020	2,585,000	3,003,511
Washington, MD, Suburban Sanitation District, General Obligation:
5.00%, 6/1/2017	7,150,000	7,438,073
5.00%, 6/1/2019	500,000	562,130

		156,419,082

See accompanying notes to financial statements.

308

SPDR Nuveen Barclays Short Term Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

MASSACHUSETTS — 2.9%
Boston, MA, General Obligation Series A, 5.00%, 4/1/2020	$1,500,000	$1,734,420
Massachusetts, Bay Transportation Authority Series A, 5.00%, 7/1/2020	340,000	395,621
Massachusetts, Bay Transportation Authority, Sales Tax Revenue:
Series A, 4.00%, 7/1/2017	8,000,000	8,272,640
Series A, 4.00%, 7/1/2018	415,000	442,303
Massachusetts, State Clean Water Trust, Revenue:
5.00%, 8/1/2018	100,000	109,014
5.00%, 8/1/2018	285,000	310,690
Massachusetts, State Federal Highway Revenue Series A, 5.00%, 6/15/2018	3,500,000	3,791,130
Massachusetts, State General Obligation:
Series A, 5.00%, 12/1/2017	450,000	477,877
Series A, 5.00%, 12/1/2018	7,000,000	7,721,210
Series A, 5.00%, 12/1/2019	190,000	216,665
Series A, 5.00%, 3/1/2021	10,930,000	12,928,988
Series B, 5.00%, 8/1/2018	1,700,000	1,851,759
Series C, 5.00%, 8/1/2019	10,000,000	11,277,400
Massachusetts, State School Building Authority, Sales Tax Revenue:
Series B, 5.00%, 8/15/2017	5,000,000	5,245,500
Series B, 5.00%, 8/15/2019	1,815,000	2,051,549
Series B, 5.00%, 8/15/2020	3,295,000	3,845,924
Series B, 5.00%, 10/15/2020	5,810,000	6,814,723
Series C, 2.00%, 8/15/2018	760,000	781,288
Massachusetts, State Transportation Fund Revenue:
Series A, 5.00%, 6/1/2017	7,740,000	8,051,844
Series A, 5.00%, 6/1/2018	9,235,000	9,997,072

		86,317,617

MICHIGAN — 2.1%
Michigan, State Building Authority Revenue:
Series A, 5.00%, 5/1/2017	275,000	284,226
Series A, 5.00%, 5/1/2018	3,500,000	3,748,465
Series I, 5.00%, 4/15/2020	4,665,000	5,356,400
Michigan, State Finance Authority Revenue:
5.00%, 10/1/2018	690,000	755,867
5.00%, 10/1/2018	2,000,000	2,190,920
5.00%, 1/1/2019	195,000	215,629
Series A, 4.00%, 1/1/2018	475,000	498,931
Series A, 5.00%, 7/1/2017	10,000,000	10,437,000
Series A, 5.00%, 7/1/2018	500,000	542,645
Series A, 5.00%, 7/1/2019	4,960,000	5,575,040
Michigan, State General Obligation 5.00%, 11/1/2017	19,415,000	20,541,070
Michigan, State Trunk Line Revenue 5.00%, 11/15/2019	4,000,000	4,549,840
State of Michigan Series A, 5.00%, 12/1/2020	4,625,000	5,432,941

University of Michigan 5.00%, 4/1/2020	1,330,000	1,534,660

		61,663,634

MINNESOTA — 1.4%
Minnesota, State General Fund Revenue Series B, 5.00%, 3/1/2018	10,500,000	11,256,840
Minnesota, State General Obligation:
5.00%, 8/1/2019	300,000	339,105
ETM, 5.00%, 8/1/2017	40,000	41,882
Series A, 5.00%, 8/1/2017	2,960,000	3,100,571
Series A, 5.00%, 10/1/2018	2,660,000	2,917,062
Series A, 5.00%, 8/1/2020	1,000,000	1,166,080
Series A, ETM, 5.00%, 10/1/2018	40,000	43,790
Series B, 5.00%, 8/1/2019	1,175,000	1,328,161
Series D, 5.00%, 10/1/2018	14,465,000	15,862,898
Series D, 5.00%, 10/1/2019	155,000	176,181
Series D, 5.00%, 8/1/2020	305,000	355,654
Series F, 5.00%, 10/1/2020	465,000	544,906
Minnesota, State Revenue Series A, 5.00%, 6/1/2020	155,000	179,251
Shakopee, MN, Independent School District No. 720 Series A, 5.00%, 2/1/2021	4,745,000	5,586,004

		42,898,385

MISSISSIPPI — 0.1%
Mississippi, State Development Bank Revenue Series C, 5.00%, 1/1/2019	880,000	971,027
Mississippi, State Development Bank Special Obligation Revenue 5.00%, 1/1/2018	500,000	531,805
Mississippi, State General Obligation Series F, 4.00%, 11/1/2018	2,525,000	2,718,188

		4,221,020

MISSOURI — 1.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Authority Revenue Series A, 5.00%, 10/1/2019	155,000	175,328
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Revenue Bond Series A, 5.00%, 10/1/2018	1,365,000	1,492,750
Missouri State Environmental Improvement & Energy Res. Authority:
Series A, 5.00%, 1/1/2020	100,000	114,522
Series A, 5.00%, 1/1/2021	100,000	117,746
Missouri, State Board of Public Buildings, Special Obligation:
Series A, 4.00%, 10/1/2017	115,000	119,894
Series A, 4.00%, 10/1/2019	115,000	126,576

See accompanying notes to financial statements.

309

SPDR Nuveen Barclays Short Term Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Missouri, State Highways & Transportation Commission, State Road Revenue:
Series A, 5.00%, 5/1/2018	$170,000	$183,449
Series B, 5.00%, 5/1/2019	9,155,000	10,252,044
Springfield, MO, State Public Utility Revenue 5.00%, 8/1/2020	18,910,000	21,951,674
University of Missouri, Revenue Series A, 5.00%, 11/1/2019	180,000	204,842

		34,738,825

NEBRASKA — 0.9%
Central Plains Energy Project, NE, Gas Supply Revenue 5.00%, 8/1/2039 (a)	21,465,000	24,161,004
Omaha, NE, Public Power District Electric Revenue:
Series B, 5.00%, 2/1/2020	1,000,000	1,145,600
Series B, 5.00%, 2/1/2021	105,000	123,713
Series C, 5.00%, 2/1/2018	1,030,000	1,102,368

		26,532,685

NEVADA — 1.1%
Clark County, NV, General Obligation:
Series A, 5.00%, 11/1/2017	500,000	528,935
Series A, 5.00%, 7/1/2018	115,000	124,618
Las Vegas Valley, NV, Water District, General Obligation:
Series A, 5.00%, 6/1/2020	2,500,000	2,887,000
Series A, 5.00%, 6/1/2021	4,345,000	5,142,481
Nevada, State Unemployment Compensation Fund, Special Revenue:
5.00%, 12/1/2017	305,000	323,806
5.00%, 6/1/2018	2,700,000	2,869,614
Neveda, State Highway Improvement Revenue 4.00%, 12/1/2017	2,900,000	3,037,518
State of Nevada Series D, 5.00%, 4/1/2020	16,280,000	18,733,233

		33,647,205

NEW JERSEY — 0.3%
Bergen County, NJ, General Obligation 4.00%, 10/15/2019	7,000,000	7,741,790
New Jersey, Environmental Infrastructure Trust Revenue Series A-R, 4.00%, 9/1/2018	1,565,000	1,677,586
Rutgers, NJ, State University Revenue:
Series J, 5.00%, 5/1/2019	555,000	619,358
Series J, 5.00%, 5/1/2020	165,000	189,938

		10,228,672

NEW MEXICO — 1.0%
Albuquerque Bernalillo County, NM, Water Utility Authority, Water & Sewer System Revenue:
5.00%, 7/1/2019	1,000,000	1,125,580
Series A, 5.00%, 7/1/2019	1,350,000	1,519,533

Albuquerque, NM, Municipal School District No. 12, General Obligation:
Series B, 5.00%, 8/1/2017	100,000	104,749
Series B, 5.00%, 8/1/2019	3,500,000	3,948,245
New Mexico, State Municipal Energy Acquisition Authority, Gas Supply Revenue Series A, VRN, 5.00%, 11/1/2039 (a)	12,940,000	14,383,198
New Mexico, State Severance Tax Revenue:
Series A, 5.00%, 7/1/2018	100,000	108,425
Series A, 5.00%, 7/1/2018	6,470,000	7,015,098
Series A, 5.00%, 7/1/2018	240,000	260,220

		28,465,048

NEW YORK — 15.6%
Battery Park City Authority Revenue Series A, 5.00%, 11/1/2020	460,000	542,289
Erie County, NY, Industrial Development Agency School Facility Revenue 5.00%, 5/1/2019	100,000	111,655
Metropolitan Transportation Authority:
Series A, 4.00%, 11/15/2018	300,000	322,893
Series A, 5.00%, 11/15/2019	120,000	136,580
Nassau County, NY, Interim Finance Authority Revenue:
Series A, 5.00%, 11/15/2017	2,000,000	2,119,140
Series A, 5.00%, 11/15/2020	1,150,000	1,353,216
Nassau County, NY, Sewer & Storm Water Finance Authority System, Revenue Series A, 5.00%, 10/1/2019	2,500,000	2,837,325
New York City Transitional Finance Authotity Future Tax Secured Revenue:
Series C, 5.00%, 11/1/2020	2,100,000	2,463,930
Series H, 5.00%, 11/1/2018	5,000,000	5,497,400
Series I, ETM, 5.00%, 5/1/2018	675,000	728,528
New York State Dormitory Authority:
Series A, 4.00%, 10/1/2017 (c)	380,000	395,550
Series A, 5.00%, 3/15/2018	520,000	558,449
Series A, 5.00%, 3/15/2018	4,150,000	4,461,250
Series C, 5.00%, 3/15/2020	425,000	489,128
New York State Environmental Facilities Corp. Series A, 5.00%, 6/15/2020	1,110,000	1,290,530
New York State Environmental Facilities Corp., Clean Water & Drinking Water, Revenue 5.00%, 6/15/2020	250,000	290,660
New York State Urban Dev. Corp.:
Series A, 5.00%, 3/15/2020	2,010,000	2,312,505
Series A-, 5.00%, 3/15/2021	10,000,000	11,833,800
New York, NY, City Transitional Finance Authority Revenue Series E, 5.00%, 11/1/2017	950,000	1,005,366

See accompanying notes to financial statements.

310

SPDR Nuveen Barclays Short Term Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

New York, NY, City Transitional Finance Authority, Building Aid Revenue:
4.00%, 7/15/2017	$150,000	$155,219
Series S-1, 5.00%, 7/15/2018	325,000	353,256
Series S-2, 5.00%, 7/15/2020	1,500,000	1,740,630
New York, NY, City Transitional Finance Authority, Future Tax Secured Revenue:
5.00%, 11/1/2017	12,145,000	12,854,389
5.00%, 11/1/2017	2,825,000	2,990,008
ETM, 5.00%, 11/1/2017	1,490,000	1,576,837
Series A-1, 4.00%, 8/1/2019	1,200,000	1,318,500
Series A-1, 5.00%, 8/1/2017	250,000	261,873
Series A-1, 5.00%, 8/1/2019	1,275,000	1,439,526
Series A-1, 5.00%, 8/1/2020	1,125,000	1,310,366
Series B, 5.00%, 11/1/2019	100,000	113,871
Series B, 5.00%, 11/1/2020	115,000	134,930
Series C, 5.00%, 11/1/2019	16,000,000	18,219,360
Series D-1, 5.00%, 2/1/2019	1,885,000	2,091,030
Series E, 5.00%, 11/1/2019	2,500,000	2,846,775
Series F-1, 5.00%, 2/1/2019	1,840,000	2,041,112
Series F-1, 5.00%, 5/1/2024	1,650,000	1,780,845
New York, NY, General Obligation:
Series 1, 5.00%, 8/1/2018	500,000	544,095
Series 1 REMK 06/18/15, 5.00%, 8/1/2020	10,000,000	11,608,500
Series A, 5.00%, 8/1/2017	500,000	523,580
Series A, 5.00%, 8/1/2017	10,000,000	10,471,600
Series A, 5.00%, 8/1/2018	300,000	326,457
Series A, 5.00%, 8/1/2018	555,000	603,945
Series A, 5.00%, 8/1/2019	6,315,000	7,113,469
Series A, 5.00%, 8/1/2020	750,000	870,638
Series A-1, 5.00%, 10/1/2020	5,470,000	6,382,615
Series B, 4.00%, 8/1/2017	350,000	362,782
Series B, 4.00%, 8/1/2019	1,150,000	1,260,618
Series B, 5.00%, 8/1/2018	10,000,000	10,881,900
Series B, 5.00%, 8/1/2019	3,575,000	4,027,023
Series C, 5.00%, 8/1/2018	190,000	206,756
Series D, 5.00%, 8/1/2017	5,435,000	5,691,315
Series D, 5.00%, 8/1/2018	3,065,000	3,335,302
Series D, 5.00%, 8/1/2019	160,000	180,230
Series D-1, 5.00%, 10/1/2017	365,000	384,885
Series E, 5.00%, 8/1/2018	11,725,000	12,759,028
Series E, 5.00%, 8/1/2018	250,000	272,048
Series E, 5.00%, 8/1/2021	10,000,000	11,912,300
Series F, 5.00%, 8/1/2020	1,445,000	1,677,428
Series G, 5.00%, 8/1/2019	2,490,000	2,804,836
Series G-1, 5.00%, 4/1/2019	1,135,000	1,264,072
Series H, 4.00%, 8/1/2017	990,000	1,026,155
Series I, 5.00%, 8/1/2018	2,240,000	2,437,546
Series I, 5.00%, 8/1/2020	750,000	870,638
Series I, 5.00%, 3/1/2021	5,300,000	6,242,870
Series J, 5.00%, 8/1/2017	2,000,000	2,094,320
Series J, 5.00%, 8/1/2019	15,015,000	16,913,497
New York, NY, Municipal Bond Bank Agency, Special School Purpose Revenue 4.00%, 12/1/2018	1,020,000	1,097,775

New York, Sales Tax Asset Receivable Corp. Revenue Series A, 5.00%, 10/15/2018	17,000,000	18,671,270
New York, State Convention Center Development Corp. Revenue 3.00%, 11/15/2017	175,000	180,408
New York, State Dormitory Authority Revenue:
Series A, 4.00%, 5/15/2018	605,000	642,607
Series A, 5.00%, 12/15/2019	245,000	279,773
Series A, 5.00%, 3/15/2020	135,000	155,637
Series A, 5.00%, 10/1/2020	140,000	163,232
Series B, 5.00%, 10/1/2020	2,780,000	3,265,332
Series F, 5.00%, 10/1/2017 (c)	305,000	321,226
New York, State Dormitory Authority Revenue, Non State Supported Debt:
Series A, 4.00%, 7/1/2020	3,765,000	4,222,560
Series A, 5.00%, 7/1/2020	1,300,000	1,508,780
New York, State Dormitory Authority, Personal Income Tax Revenue Series A, 5.00%, 12/15/2020	100,000	117,716
New York, State Dormitory Authority, Sales Tax Revenue:
Series A, 3.00%, 3/15/2019	3,000,000	3,186,960
Series A, 5.00%, 3/15/2018	15,100,000	16,232,500
Series A, 5.00%, 3/15/2019	5,000,000	5,577,950
Series A, 5.00%, 3/15/2020	1,000,000	1,152,870
Series A, 5.00%, 3/15/2021	5,060,000	6,005,765
Series A, 5.00%, 3/15/2021	5,570,000	6,611,089
New York, State Dormitory Authority, State Personal Income Tax Revenue:
5.00%, 3/15/2018	400,000	429,576
Series A, 5.00%, 2/15/2018	900,000	963,432
Series A, 5.00%, 3/15/2020	5,000,000	5,754,450
Series A, ETM, 5.00%, 2/15/2018	5,000	5,348
Series B, 5.00%, 3/15/2018	12,025,000	12,914,128
Series B, 5.00%, 3/15/2019	610,000	679,119
Series C, 4.00%, 3/15/2018	975,000	1,030,702
Series C, 4.00%, 3/15/2019	1,150,000	1,249,716
Series C, 5.00%, 3/15/2018	5,715,000	6,137,567
Series C, 5.00%, 3/15/2019	680,000	757,051
Series D, 4.00%, 2/15/2019	280,000	303,612
Series E, 5.00%, 8/15/2017	1,675,000	1,757,427
Series E, 5.00%, 8/15/2018	9,600,000	10,466,592
Series E, 5.00%, 2/15/2019	3,165,000	3,513,530
Series E, 5.00%, 8/15/2019	495,000	559,023
Series E, 5.00%, 2/15/2020	4,725,000	5,423,969
Series E, ETM, 5.00%, 2/15/2018	5,000	5,336
New York, State Environmental Facilities Revenue Series A, 5.00%, 6/15/2017	8,000,000	8,336,240
New York, State General Obligation:
Series A, 5.00%, 2/15/2018	12,485,000	13,362,945
Series A-1, 5.00%, 10/1/2017	5,175,000	5,456,934
Series C, 5.00%, 4/15/2018	6,150,000	6,625,887
Series C, 5.00%, 4/15/2020	8,485,000	9,814,345

See accompanying notes to financial statements.

311

SPDR Nuveen Barclays Short Term Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Series E, 5.00%, 12/15/2019	$325,000	$371,722
Series E, 5.00%, 12/15/2020	1,350,000	1,593,688
New York, State Thruway Authority, Personal Income Tax Revenue:
Series A, 5.00%, 3/15/2018	1,620,000	1,739,783
Series A, 5.00%, 3/15/2019	270,000	300,135
Series A, 5.00%, 3/15/2019	6,420,000	7,136,536
New York, State Urban Development Corp. Revenue:
Series A, 5.00%, 3/15/2020	10,000,000	11,505,000
Series C, 5.00%, 3/15/2019	15,000,000	16,708,200
New York, Triborough Bridge & Tunnel Authority Revenue:
Series A-RMKT 11/15/12, 4.00%, 11/15/2017	2,300,000	2,404,328
Series B, 5.00%, 11/15/2017	3,550,000	3,758,953
New York, Utility Debt Securitization Authority Revenue Series TE, 5.00%, 12/15/2018	1,000,000	1,020,280
Port Authority of New York & New Jersey:
Series 179, 5.00%, 12/1/2018	115,000	126,761
Series 189, 5.00%, 5/1/2019	10,975,000	12,290,134
Series 189, 5.00%, 5/1/2020	3,365,000	3,891,421
Triborough, NY, Bridge & Tunnel Authority Revenue:
Series A, 5.00%, 1/1/2020	105,000	120,209
Series B, 4.00%, 11/15/2020	2,315,000	2,623,150
Series B, 5.00%, 11/15/2020	12,555,000	14,767,693
Westchester County, NY, General Obligation:
Series A, 5.00%, 1/1/2021	3,000,000	3,545,400
Series C, 5.00%, 11/1/2016	5,000	5,072

		463,878,013

NORTH CAROLINA — 2.2%
Buncombe County, NC, General Obligation Series A, 5.00%, 6/1/2019	600,000	672,162
Charlotte, NC, Certificates of Participation Series C, COPs, 5.00%, 12/1/2018	1,000,000	1,101,770
Charlotte, NC, General Obligation:
Series A, 5.00%, 7/1/2018	160,000	173,845
Series A, 5.00%, 7/1/2020	500,000	581,795
Series B, 5.00%, 7/1/2017	200,000	208,802
Guilford County, NC, General Obligation:
Series A, 5.00%, 2/1/2021	4,035,000	4,775,947
Series C, 5.00%, 10/1/2018	4,765,000	5,228,825
Mecklenburg County, NC, General Obligation:
Series A, 5.00%, 12/1/2017	2,200,000	2,336,598
Series C, 5.00%, 12/1/2019	500,000	571,260
North Carolina, Revenue:
Series B, 5.00%, 11/1/2020	100,000	117,238
Series C, 5.00%, 5/1/2020	115,000	132,991
North Carolina, State Eastern Municipal Power Agency, Revenue Series B, 5.00%, 1/1/2021	135,000	158,826

North Carolina, State General Obligation:
Series A, 5.00%, 6/1/2018	5,630,000	6,099,091
Series A, 5.00%, 6/1/2018	2,000,000	2,166,640
Series D, 3.00%, 6/1/2019	6,175,000	6,580,512
Series E, 5.00%, 5/1/2018	1,400,000	1,511,818
Series E, 5.00%, 5/1/2019	18,900,000	21,187,467
Series E, 5.00%, 5/1/2020	8,525,000	9,883,118
North Carolina, State Turnpike Authority Monroe Connector System, Revenue 5.00%, 7/1/2018	3,020,000	3,273,801

		66,762,506

OHIO — 2.5%
Columbus, OH, General Obligation:
Series A, 5.00%, 7/1/2017	110,000	114,841
Series B, 3.00%, 7/1/2019	250,000	266,580
Cuyahoga County, OH, Certificate of Participation:
COPs, 5.00%, 12/1/2017	400,000	423,732
COPs, 5.00%, 12/1/2018	2,270,000	2,481,042
COPs, 5.00%, 12/1/2019	2,670,000	3,011,092
Hamilton County, OH, Sewer System Revenue Series A, 5.00%, 12/1/2019	1,590,000	1,808,545
Ohio, State General Obligation:
5.00%, 9/1/2020	6,380,000	7,458,029
5.00%, 12/15/2020	1,490,000	1,746,161
Series A, 4.00%, 5/1/2021	10,290,000	11,749,225
Series A, 5.00%, 9/15/2017	5,000,000	5,264,500
Series A, 5.00%, 2/1/2019	105,000	116,505
Series A, 5.00%, 9/15/2019	2,955,000	3,351,325
Series B, 5.00%, 8/1/2019	140,000	158,112
Series C, 2.00%, 11/1/2018	6,765,000	6,978,030
Series C, 3.00%, 11/1/2020	11,385,000	12,410,788
Series C, 5.00%, 9/15/2020	5,000,000	5,852,600
Series R, 5.00%, 5/1/2017	355,000	367,986
Series R, 5.00%, 5/1/2019	2,075,000	2,323,025
Series S, 5.00%, 5/1/2021	2,235,000	2,656,901
Ohio, State Infrastructure Project Revenue:
5.00%, 12/15/2020	100,000	117,192
Series 1A-GARVEE, 4.00%, 12/15/2017	1,045,000	1,096,539
Series 1A-GARVEE, 5.00%, 12/15/2019	2,755,000	3,136,926
Ohio, State Water Development Authority, Water Pollution Control Revenue Series B, 5.00%, 12/1/2018	290,000	320,247

		73,209,923

OKLAHOMA — 0.1%
Oklahoma City, Water Utilities Trust, Water & Sewer Revenue 5.00%, 7/1/2018	1,055,000	1,145,192
Oklahoma, State Turnpike Authority Revenue Series A, 5.00%, 1/1/2019	2,785,000	3,077,453

		4,222,645

See accompanying notes to financial statements.

312

SPDR Nuveen Barclays Short Term Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

OREGON — 0.5%
Oregon, State Department of Administration Services, Lottery Revenue 5.00%, 4/1/2018	$275,000	$295,765
Oregon, State Department of Authority Services Lottery Revenue Series D, 5.00%, 4/1/2020	235,000	271,444
Oregon, State Department of Transportation, Highway User Tax Revenue Series A, 5.00%, 11/15/2018	1,000,000	1,101,880
Oregon, State General Obligation:
Series D, 4.00%, 5/1/2021	6,085,000	6,960,266
Series F, 5.00%, 5/1/2018	1,450,000	1,564,710
Series F, 5.00%, 5/1/2020	1,185,000	1,371,353
Series I, 5.00%, 5/1/2018	1,900,000	2,050,309
Portland, OR, Sewer System Revenue:
Series A, 5.00%, 6/1/2018	110,000	119,055
Series A, 5.00%, 8/1/2018	150,000	163,229
Washington County, OR, School District No. 48J Beaverton, General Obligation Series B, 4.00%, 6/15/2019	1,300,000	1,422,694

		15,320,705

PENNSYLVANIA — 3.0%
Pennsylvania, State Economic Development Financing Authority, Unemployment Compensation Revenue:
5.00%, 1/1/2020	165,000	185,670
5.00%, 7/1/2020	140,000	157,360
Series A, 4.00%, 1/1/2018	145,000	152,238
Series A, 4.00%, 1/1/2019	1,000,000	1,082,480
Series A, 5.00%, 7/1/2018	17,935,000	19,483,149
Series A, 5.00%, 7/1/2019	4,665,000	5,256,755
Pennsylvania, State General Obligation:
5.00%, 11/15/2017	500,000	529,150
5.00%, 3/15/2018	315,000	337,239
5.00%, 6/1/2018	1,435,000	1,548,293
5.00%, 6/15/2018	1,500,000	1,620,825
5.00%, 7/1/2018	4,185,000	4,522,018
5.00%, 7/1/2018	1,040,000	1,123,751
5.00%, 11/15/2018	100,000	109,496
5.00%, 3/15/2019	8,500,000	9,405,420
5.00%, 10/15/2019	5,650,000	6,370,432
5.00%, 9/15/2021	5,000,000	5,879,000
Series REF, 5.00%, 7/1/2017	3,625,000	3,780,476
Series REF, 5.00%, 7/1/2017	10,600,000	11,054,634
Series REF, 5.00%, 7/1/2018	1,025,000	1,107,543
Pennsylvania, State Higher Educational Facilities Authority Revenue:
AN, 5.00%, 6/15/2020	9,475,000	10,876,732
Series AN, 5.00%, 6/15/2017	425,000	442,408
Series AQ, 5.00%, 6/15/2019	2,385,000	2,663,067

Pennsylvania, State University, Revenue Series B, 5.00%, 9/1/2021	1,375,000	1,645,188

		89,333,324

RHODE ISLAND — 0.1%
Rhode Island, State General Obligation:
5.00%, 11/1/2017	1,000,000	1,057,590
5.00%, 8/1/2018	1,000,000	1,088,400
5.00%, 11/1/2018	110,000	120,836
Series C, 5.00%, 8/1/2017	550,000	575,757

		2,842,583

SOUTH CAROLINA — 0.6%
Beaufort County, SC, School District, General Obligation Series A, 5.00%, 3/1/2020	9,725,000	11,184,820
Florence County, SC, General Obligation 4.00%, 6/1/2019	2,880,000	3,145,651
South Carolina, State General Obligation Series A, 5.00%, 10/1/2019	2,695,000	3,065,131

		17,395,602

TENNESSEE — 0.9%
Knoxville, TN, General Obligation 5.00%, 5/1/2021	2,690,000	3,196,392
Memphis, TN, General Obligation:
Series A, 5.00%, 11/1/2017	4,300,000	4,547,637
Series A, 5.00%, 11/1/2018	2,750,000	3,020,903
Metropolitan Government Nashville & Davidson County, TN Series A, 5.00%, 1/1/2021	130,000	153,070
Nashville & Davidson County, TN, Metropolitan Series C, 5.00%, 7/1/2018	1,765,000	1,918,467
Nashville & Davidson County, TN, Metropolitan Government Electric Revenue Series B, 5.00%, 5/15/2019	2,790,000	3,123,823
Shelby County, TN, General Obligation:
Series A, 4.00%, 3/1/2018	175,000	184,651
Series A, 5.00%, 4/1/2018	1,475,000	1,585,846
Shelby, TN, General Obligation Series A, 5.00%, 3/1/2021	1,525,000	1,806,210
Tennessee, State General Obligation Series A, 5.00%, 8/1/2019	125,000	141,213
Tennessee, State School Bond Authority:
5.00%, 11/1/2019	3,150,000	3,585,834
Series B, 5.00%, 11/1/2020	3,000,000	3,524,100

		26,788,146

TEXAS — 8.9%
Aldine, TX, Independent School District, General Obligation 5.00%, 2/15/2021 (c)	1,860,000	2,194,242

See accompanying notes to financial statements.

313

SPDR Nuveen Barclays Short Term Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Alvin, TX, Independent School District, General Obligation:
Series C, 3.00%, 2/15/2020 (c)	$3,750,000	$4,031,737
Series C, 5.00%, 2/15/2021 (c)	2,275,000	2,678,198
Austin, TX, Electric Utility System Revenue 4.00%, 11/15/2017	1,000,000	1,044,110
Austin, TX, General Obligation 5.00%, 9/1/2020	2,800,000	3,271,856
Austin, TX, Independent School District, General Obligation Series B, 5.00%, 8/1/2019	3,500,000	3,948,245
Austin, TX, Water & Wastewater System Revenue Series A, 5.00%, 11/15/2020	1,605,000	1,878,107
Comal, TX, Independent School District, General Obligation Series A, 5.00%, 2/1/2021 (c)	1,835,000	2,162,034
Conroe, TX, Independent School District, General Obligation:
5.00%, 2/15/2018 (c)	695,000	743,636
5.00%, 2/15/2019 (c)	140,000	155,571
Cypress-Fairbanks, TX, Independent School District, General Obligation:
4.00%, 2/15/2018 (c)	4,000,000	4,216,000
Series C, 5.00%, 2/15/2021 (c)	210,000	247,321
Dallas Area Rapid Transit Series A, 5.00%, 12/1/2020	2,840,000	3,334,785
Dallas, TX, Area Rapid Transit, Sales Tax Revenue Series A, 5.00%, 12/1/2019	3,000,000	3,415,590
Dallas, TX, General Obligation:
5.00%, 2/15/2018	5,500,000	5,884,890
5.00%, 2/15/2020	7,800,000	8,959,860
5.00%, 2/15/2021	3,000,000	3,536,130
5.00%, 2/15/2021	1,100,000	1,298,759
ETM, 5.00%, 2/15/2017	10,000	10,268
Series A, 5.00%, 2/15/2018	300,000	320,994
Series A, ETM, 5.00%, 2/15/2018	5,000	5,346
Dallas, TX, Independent School District, General Obligation:
5.00%, 8/15/2017 (c)	4,000,000	4,194,560
5.00%, 8/15/2018 (c)	5,715,000	6,229,636
Dallas, TX, Waterworks & Sewer System Revenue 5.00%, 10/1/2019	2,895,000	3,281,627
Fort Worth, TX, Water & Sewer System Revenue Series A, 5.00%, 2/15/2021	3,640,000	4,270,776
Frisco, TX, Independent School District, General Obligation Series A, 5.00%, 8/15/2021 (c)	3,350,000	4,013,836
Harris County, TX, General Obligation:
5.00%, 8/15/2020	750,000	874,402
Series A, 5.00%, 10/1/2019	2,280,000	2,586,067
Houston, TX, General Obligation:
Series A, 5.00%, 3/1/2018	2,500,000	2,678,475
Series A, 5.00%, 3/1/2018	200,000	214,278

Series A, 5.00%, 3/1/2019	675,000	747,002
Series A, 5.00%, 3/1/2020	3,900,000	4,453,605
Series A, 5.00%, 3/1/2021	9,000,000	10,556,370
Houston, TX, Independent School District, General Obligation:
5.00%, 2/15/2019 (c)	625,000	692,962
5.00%, 2/15/2020 (c)	17,195,000	19,692,230
Series A, 5.00%, 2/15/2021 (c)	4,240,000	4,993,533
Series C, 5.00%, 2/15/2019	370,000	411,355
Houston, TX, Independent School District, Public Facility Corp. Lease Revenue 5.00%, 9/15/2019	4,500,000	5,080,680
Houston, TX, Utilities System Revenue Series D, 5.00%, 11/15/2017	480,000	508,526
Katy, TX, Independent School District, General Obligation Series A, 5.00%, 2/15/ 2020 (c)	3,000,000	3,442,620
Lamar, TX, Consolidated Independent School District, General Obligation 5.00%, 2/15/2020 (c)	2,815,000	3,225,990
North Texas, TX, Municipal Water District, Water System Revenue 5.00%, 9/1/2019	3,200,000	3,614,368
Northside, TX, Independent School District, General Obligation:
1.35%, 6/1/2033 (a) (c)	9,090,000	9,184,172
2.00%, 8/1/2044 (a) (c)	19,000,000	19,572,850
5.00%, 2/15/2018 (c)	2,745,000	2,937,095
Northwest Independent School Dist. Series B, 5.00%, 2/15/2021 (c)	2,120,000	2,497,826
San Antonio, TX, Independent School District, General Obligation:
5.00%, 2/15/2019 (c)	700,000	777,084
5.00%, 2/15/2020 (c)	245,000	281,525
San Antonio, TX, Electric & Gas Revenue:
5.00%, 2/1/2019	13,500,000	14,942,745
5.00%, 2/1/2020	390,000	446,784
San Antonio, TX, General Obligation 5.00%, 2/1/2019	1,340,000	1,486,100
San Antonio, TX, Water Revenue Series A, 5.00%, 5/15/2019	2,225,000	2,491,221
Spring Independent School District 5.00%, 8/15/2020 (c)	2,000,000	2,324,700
Texas Water Development Board Series A, 4.00%, 4/15/2020	2,350,000	2,624,409
Texas Water Development Board:
Series A, 5.00%, 10/15/2017	8,015,000	8,465,363
Series A, 5.00%, 10/15/2020	2,000,000	2,342,180
Texas, North East Independent School District, General Obligation:
5.00%, 8/1/2017 (c)	1,325,000	1,387,195
5.00%, 8/1/2018 (c)	10,000,000	10,877,500
Texas, State General Obligation:
5.00%, 10/1/2018	200,000	219,186
5.00%, 4/1/2019	405,000	451,640
5.00%, 4/1/2020	310,000	356,959
5.00%, 4/1/2020	120,000	138,178

See accompanying notes to financial statements.

314

SPDR Nuveen Barclays Short Term Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

5.00%, 4/1/2021	$7,805,000	$9,237,530
Series A, 5.00%, 10/1/2017	4,000,000	4,217,920
Series A, 5.00%, 10/1/2019	5,000,000	5,671,200
Texas, State Transportation Commission, Highway Fund Revenue:
4.00%, 10/1/2018	1,065,000	1,144,811
Series A, 5.00%, 4/1/2019	6,030,000	6,731,410
Series A, 5.00%, 4/1/2020	4,620,000	5,332,774
Trinity River, TX, Authority Regional Wastewater System Revenue:
5.00%, 8/1/2017	1,000,000	1,047,160
5.00%, 8/1/2020	250,000	290,320
University of Texas, Revenue:
Series A, 4.00%, 8/15/2020	125,000	140,648
Series C, 5.00%, 8/15/2021	5,000,000	5,990,800

		262,709,862

UTAH — 0.1%
Jordan, UT, School District, General Obligation 5.00%, 6/15/2019	2,550,000	2,871,071
Utah, State Board of Regents Student Loan Revenue Series EE2, 4.50%, 11/1/2017	450,000	471,807
Utah, State General Obligation Series A, 4.00%, 7/1/2017	680,000	703,242

		4,046,120

VIRGINIA — 3.1%
Fairfax County, VA, Economic Development Authority, Transportation District, Improvement Revenue 5.00%, 4/1/2021	6,360,000	7,514,404
Fairfax County, VA, General Obligation:
Series A, 4.00%, 10/1/2017	810,000	844,579
Series A, 4.00%, 10/1/2020	10,355,000	11,704,567
Series A, 5.00%, 4/1/2018	210,000	225,933
Series A, 5.00%, 10/1/2018	3,000,000	3,289,200
Series A, 5.00%, 10/1/2019	2,175,000	2,463,231
Series B, 4.00%, 4/1/2019	7,765,000	8,462,607
Series C, 5.00%, 10/1/2018	600,000	657,840
Series C, 5.00%, 10/1/2020	750,000	879,562
Richmond, VA, Public Utility Revenue Series A, 5.00%, 1/15/2020	3,000,000	3,432,570
Virginia, Commonwealth Transportation Board:
5.00%, 5/15/2021	160,000	190,610
Series A, 5.00%, 9/15/2019	1,000,000	1,131,740
Virginia, State College Building Authority, Educational Facilities Revenue:
5.00%, 2/1/2020	180,000	206,482
Series A, 5.00%, 9/1/2018	2,600,000	2,838,446
Series A, 5.00%, 2/1/2020	5,000,000	5,735,600
Series A, 5.00%, 2/1/2020	1,000,000	1,147,120
Series A, 5.00%, 9/1/2020	1,025,000	1,194,996
Series A, 5.00%, 2/1/2021	6,920,000	8,163,455

Virginia, State Commonwealth Transportation Board 5.00%, 9/15/2017	150,000	157,879
Virginia, State Public Building Authority, Public Facilities Revenue:
Series C, 5.00%, 8/1/2017	7,900,000	8,275,171
Series C, 5.00%, 8/1/2018	10,000,000	10,884,000
Virginia, State Public School Authority Revenue Series A, 4.00%, 8/1/2018	7,765,000	8,288,827
Virginia, State Resources Authority Clean Water Revenue 5.00%, 10/1/2018	1,000,000	1,096,170
Virginia, State Transportation Board Revenue 5.00%, 9/15/2018	2,210,000	2,414,779

		91,199,768

WASHINGTON — 4.2%
Central Puget Sound, WA, Regional Transit Authority Revenue Series P-1, 5.00%, 2/1/2021	145,000	171,555
Energy Northwest, WA, Electric Revenue Series A, 5.00%, 7/1/2019	130,000	146,038
Energy Northwest, WA, Electricity Revenue:
Series A, 5.00%, 7/1/2017	13,700,000	14,295,950
Series A, 5.00%, 7/1/2017	135,000	140,873
Series B, 5.00%, 7/1/2017	7,415,000	7,737,552
Series B, 5.00%, 7/1/2017	750,000	782,625
Pierce County, WA, School District No. 10, General Obligation:
4.00%, 12/1/2017	155,000	162,260
5.00%, 12/1/2019	100,000	113,817
5.00%, 12/1/2020	3,500,000	4,103,155
Seattle, WA, Municipal Light & Power Revenue:
Series A, 5.00%, 6/1/2018	240,000	259,757
Series B, 5.00%, 4/1/2021	10,825,000	12,844,945
Seattle, WA, Water System Revenue 5.00%, 9/1/2017	845,000	887,842
Snohomish County, WA, School District No. 15, General Obligation 4.00%, 12/1/2017	2,400,000	2,512,416
State of Washington COPs, 5.00%, 7/1/2020	11,400,000	13,124,478
Tacoma, WA, Electric System Revenue Series A, 4.00%, 1/1/2018	2,000,000	2,099,540
Washington, State General Obligation:
4.00%, 7/1/2019	20,395,000	22,329,670
5.00%, 7/1/2017	13,900,000	14,504,650
Series A, 5.00%, 7/1/2018	750,000	813,495
Series E, 5.00%, 2/1/2021	300,000	352,293
Series R-2013A, 5.00%, 7/1/2020	1,000,000	1,156,770
Series R-2015, 5.00%, 7/1/2019	4,100,000	4,609,712
Series R-2015, 5.00%, 7/1/2020	105,000	121,461
Series R-2015E, 5.00%, 7/1/2019	19,645,000	22,087,266

		125,358,120

See accompanying notes to financial statements.

315

SPDR Nuveen Barclays Short Term Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

WEST VIRGINIA — 0.4%
West Virginia, State General Obligation:
Series A, 5.00%, 6/1/2017	$620,000	$644,924
Series A, 5.00%, 6/1/2018	250,000	270,680
Series A, 5.00%, 6/1/2020	9,415,000	10,895,979

		11,811,583

WISCONSIN — 1.5%
Wisconsin, State Department of Transportation Revenue:
Series 1, 5.00%, 7/1/2021	1,685,000	1,896,080
Series 2, 5.00%, 7/1/2019	1,500,000	1,686,480
Wisconsin, State General Obligation:
Series 1, 5.00%, 5/1/2017	115,000	119,196
Series 1, 5.00%, 5/1/2018	1,000,000	1,078,730
Series 1, 5.00%, 5/1/2019	165,000	184,722
Series 1, 5.00%, 11/1/2020	350,000	410,333
Series 2, 5.00%, 11/1/2017	500,000	528,935
Series 2, 5.00%, 5/1/2019	4,750,000	5,317,767
Series 2, 5.00%, 11/1/2019	1,750,000	1,993,373
Series 2, 5.00%, 5/1/2020	105,000	121,298
Series 3, 5.00%, 11/1/2020	820,000	961,352
Series 4, 5.00%, 5/1/2019	8,410,000	9,415,247
Series B, 5.00%, 5/1/2019	13,035,000	14,593,074
Series B, 5.00%, 5/1/2020	5,000,000	5,776,100

		44,082,687

TOTAL MUNICIPAL BONDS & NOTES (Cost $2,886,257,141)		2,916,467,384

SHORT-TERM INVESTMENT — 0.9%
Dreyfus Tax Exempt Cash Management Fund 0.21% (d) (Cost $26,647,287)	26,647,287	26,647,287

TOTAL INVESTMENTS — 99.2% (Cost $2,912,904,428)		2,943,114,671
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.8%		23,182,188

NET ASSETS — 100.0%		$2,966,296,859

(a)	Variable Rate Security — Interest rate shown is rate in effect at June 30, 2016.
(b)	When-issued security.
(c)	Bond is insured by the following:

% of Net Assets
Permanent School Fund Guaranteed	3.80%
Assured Guaranty Municipal Corp.	0.03%

(d)	The rate shown is the annualized seven-day yield at June 30, 2016.

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Municipal Bonds & Notes
Alabama	$—	$30,623,573	$—	$30,623,573
Alaska.	—	18,739,750	—	18,739,750
Arizona	—	63,354,529	—	63,354,529
Arkansas	—	11,002,991	—	11,002,991
California	—	551,843,279	—	551,843,279
Colorado	—	7,537,358	—	7,537,358
Connecticut	—	109,596,912	—	109,596,912
Delaware	—	22,306,945	—	22,306,945
District of Columbia.	—	17,020,959	—	17,020,959
Florida	—	108,568,751	—	108,568,751
Georgia	—	63,995,741	—	63,995,741
Hawaii	—	49,299,555	—	49,299,555
Illinois	—	25,102,330	—	25,102,330
Indiana	—	5,628,230	—	5,628,230
Iowa	—	5,843,140	—	5,843,140
Kansas	—	15,636,831	—	15,636,831
Kentucky.	—	5,999,827	—	5,999,827
Louisiana	—	15,394,198	—	15,394,198

See accompanying notes to financial statements.

316

SPDR Nuveen Barclays Short Term Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Maine	$—	$4,878,725	$—	$4,878,725
Maryland	—	156,419,082	—	156,419,082
Massachusetts	—	86,317,617	—	86,317,617
Michigan.	—	61,663,634	—	61,663,634
Minnesota	—	42,898,385	—	42,898,385
Mississippi	—	4,221,020	—	4,221,020
Missouri	—	34,738,825	—	34,738,825
Nebraska	—	26,532,685	—	26,532,685
Nevada	—	33,647,205	—	33,647,205
New Jersey	—	10,228,672	—	10,228,672
New Mexico	—	28,465,048	—	28,465,048
New York	—	463,878,013	—	463,878,013
North Carolina	—	66,762,506	—	66,762,506
Ohio	—	73,209,923	—	73,209,923
Oklahoma	—	4,222,645	—	4,222,645
Oregon	—	15,320,705	—	15,320,705
Pennsylvania	—	89,333,324	—	89,333,324
Rhode Island	—	2,842,583	—	2,842,583
South Carolina	—	17,395,602	—	17,395,602
Tennessee	—	26,788,146	—	26,788,146
Texas	—	262,709,862	—	262,709,862
Utah	—	4,046,120	—	4,046,120
Virginia.	—	91,199,768	—	91,199,768
Washington	—	125,358,120	—	125,358,120
West Virginia	—	11,811,583	—	11,811,583
Wisconsin	—	44,082,687	—	44,082,687
Short-Term Investment	26,647,287	—	—	26,647,287

TOTAL INVESTMENTS	$26,647,287	$2,916,467,384	$—	$2,943,114,671

See accompanying notes to financial statements.

317

SPDR Nuveen S&P High Yield Municipal Bond ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Principal Amount	Value

MUNICIPAL BONDS & NOTES — 93.9%
ALABAMA — 1.8%
Jefferson County, AL, Capital Improvement Obligation Warrant Series A, 5.00%, 4/1/2024 (a)	$500,000	$502,920
Jefferson County, AL, School Warrant Revenue Series A, 5.00%, 1/1/2024	1,000,000	1,005,840
Jefferson County, AL, Subordinate Lien Sewer Warrant Revenue Series D, 6.00%, 10/1/2042	3,710,000	4,516,591
Phenix, AL, Industrial Development Board, Environmental Improvement Revenue Series A, AMT, 4.13%, 5/15/2035	515,000	543,784
Selma Industrial Development Board, Environmental Improvement Revenue AMT, 7.50%, 5/1/2025 (b)	400,000	407,896
Spring Hill College Educational Building Authority of Mobile Revenue 5.88%, 4/15/2045	1,600,000	1,655,312

		8,632,343

ALASKA — 0.3%
City of Valdez, AK, Revenue 5.00%, 1/1/2018	250,000	264,068
Northern Alaska, Tobacco Securitization Corp., Tobacco Settlement Revenue Asset Backed Bonds:
Series A, 5.00%, 6/1/2032	500,000	491,895
Series A, 5.00%, 6/1/2046	605,000	594,376

		1,350,339

ARIZONA — 1.5%
Arizona Health Facilities Authority 5.20%, 10/1/2037	200,000	200,326
Maricopa County Industrial Development Authority, Revenue 4.00%, 7/1/2026	350,000	380,999
Phoenix, AZ, Industrial Development Authority Education Revenue:
3.63%, 12/1/2032	260,000	274,869
4.00%, 10/1/2041	630,000	682,907
5.00%, 7/1/2022	325,000	348,462
5.00%, 7/1/2035 (b)	1,325,000	1,417,114
6.00%, 7/1/2032	250,000	278,093
7.50%, 7/1/2042	495,000	202,930
Pima County, AZ, Industrial Development Authority Education Revenue:
5.25%, 7/1/2036	315,000	317,930
6.00%, 7/1/2048	1,000,000	1,030,700
Quechan Indian Tribe, AZ, Fort Yuma Indian Reservation Revenue Series A, 9.75%, 5/1/2025	1,200,000	1,360,596
Salt Verde Financial Corp. 5.25%, 12/1/2027	185,000	231,089
Watson Road Community Facilities District Revenue, Special Assessment 5.75%, 7/1/2022	700,000	701,260

		7,427,275

ARKANSAS — 0.2%
Arkansas, State Development Finance Authority Revenue:
Series A, 5.00%, 2/1/2035	305,000	361,513
Series C, 5.00%, 2/1/2035	575,000	681,542

		1,043,055

CALIFORNIA — 13.3%
Antelope Valley, CA, Health Care District Revenue Series A, 5.25%, 3/1/2036	750,000	845,040
Brentwood Infrastructure Financing Authority Revenue Series B, 4.00%, 9/2/2030	145,000	162,686
California County, CA, Tobacco Securitization Agency, Tobacco Settlement Revenue 5.45%, 6/1/2028	2,000,000	2,034,080
California Pollution Control Financing Authority AMT, 4.30%, 7/1/2040	1,000,000	1,067,700
California Statewide Communities Development Authority:
Series A, 5.00%, 12/1/2029 (b)	1,000,000	1,186,510
Series A, 5.00%, 12/1/2036 (b)	1,805,000	2,082,555
Series A, 5.00%, 12/1/2041 (b)	3,935,000	4,504,040
California, Golden State Tobacco Securitization Corp., Revenue:
Series A-1, 5.00%, 6/1/2033	3,400,000	3,426,554
Series A-1, 5.75%, 6/1/2047	5,700,000	5,827,452
California, Municipal Finance Authority Revenue Series B, 5.88%, 8/15/2049	490,000	564,911
California, Pollution Control Financing Authority, Water Furnishing Sacramento Revenue AMT, 5.00%, 11/21/2045 (b)	500,000	556,300
California, School Finance Authority Revenue:
Series A, 5.13%, 7/1/2044	60,000	66,887
Series A, 6.00%, 10/1/2049	200,000	224,032
California, State Public Works Board, Lease Revenue:
Series A, 3.00%, 3/1/2018	1,355,000	1,406,788
Series I-1, 6.63%, 11/1/2034	365,000	366,179
California, Statewide Communities Development Authority Revenue:
5.25%, 12/1/2044	750,000	857,910
7.00%, 7/1/2046	160,000	187,579
Series A, 5.25%, 12/1/2029	1,000,000	1,180,140
Series A, 5.25%, 11/1/2044	300,000	338,355
Series A, 5.50%, 7/1/2030	795,000	800,955
Series A, 6.00%, 10/1/2047	1,000,000	1,109,350
Series D, 4.75%, 8/1/2020	175,000	175,817
Series I-1, 4.50%, 11/1/2037	675,000	701,905
Series R-1, 4.00%, 9/2/2023	1,000,000	1,103,400
Chino, CA, Public Financing Authority, Special Tax Revenue 5.00%, 9/1/2034	100,000	112,101

See accompanying notes to financial statements.

318

SPDR Nuveen S&P High Yield Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

City of San Clemente CA:
5.00%, 9/1/2031	$200,000	$241,284
5.00%, 9/1/2032	200,000	238,206
Corona-Norco, CA, Unified School District, Special Tax:
4.00%, 9/1/2019	400,000	437,296
4.00%, 9/1/2020	420,000	469,190
County of Sacramento, CA, Special Tax:
5.00%, 9/1/2045	100,000	117,798
5.00%, 9/1/2046	115,000	131,109
Foothill-Eastern Transportation Corridor Agency Revenue:
Series A, 5.00%, 1/15/2042 (a)	255,000	288,089
Series C, 6.25%, 1/15/2033	1,500,000	1,810,515
Golden State Tobacco Securitization Corp., Revenue:
Series A-1, 4.50%, 6/1/2027	2,210,000	2,250,222
Series A-2, 5.30%, 6/1/2037	2,100,000	2,150,967
Series B, Zero Coupon, 6/1/2047	500,000	51,890
Hesperia, CA, Public Financing Authority, Tax Allocation Series A, 5.50%, 9/1/2022	1,000,000	1,038,760
Inland Empire Tobacco Securitization Authority Revenue:
5.75%, 6/1/2026	190,000	203,308
Series A, 4.63%, 6/1/2021	960,000	965,779
Lake Elsinore Public Financing Authority, Special Tax Revenue 5.00%, 9/1/2035	1,000,000	1,146,870
Long Beach Bond Finance Authority Revenue:
Series A, 5.00%, 11/15/2029	100,000	125,417
Series A, 5.50%, 11/15/2037	750,000	1,035,532
Long Beach Bond Finance Authority, Tax Allocation Series C, 5.50%, 8/1/2031 (a)	220,000	296,239
M-S-R Energy Authority Revenue:
6.50%, 11/1/2039	810,000	1,232,966
7.00%, 11/1/2034	300,000	467,715
March, CA, Joint Powers Redevelopment Agency, Tax Allocation Series B, 7.50%, 8/1/2041	1,000,000	1,278,120
Marysville, CA, Revenue 5.00%, 1/1/2031	250,000	282,603
Menifee, CA, Union School District Public Financing Authority, Special Tax:
Series A, 4.00%, 9/1/2020	1,000,000	1,117,120
Series A, 4.00%, 9/1/2022	250,000	287,433
Oakland Unified School District/Alameda County 5.00%, 8/1/2023 (a)	300,000	373,377
Palomar Pomerado, CA, Health Care District, Certificates of Participation COPs, 6.00%, 11/1/2041	2,000,000	2,154,360
Pittsburg, CA, Redevelopment Agency, Tax Allocation Zero Coupon, 8/1/2020 (a)	500,000	465,635

Port of Oakland, CA, Revenue Series P, AMT, 5.00%, 5/1/2029	575,000	681,634
Rancho Mirage, CA, Joint Powers Financing Authority Revenue Series A, 5.00%, 7/1/2027	500,000	518,550
Riverside County, CA, Community Facilities Districts, Special Tax Revenue 5.00%, 9/1/2030	385,000	432,393
Riverside County, CA, Redevelopment Agency, Tax Allocation Series A, 6.00%, 10/1/2039	430,000	512,603
Roseville, CA, Natural Gas Financing Authority Revenue:
5.00%, 2/15/2024	200,000	238,334
5.00%, 2/15/2026	155,000	188,852
Roseville, CA, Special Tax Revenue 5.00%, 9/1/2044	255,000	280,503
Sacramento, CA, Sanitation Districts Financing Authority Revenue 5.25%, 12/1/2030 (a)	485,000	654,750
San Joaquin Hills Transportation Corridor Agency Revenue Series B, 5.25%, 1/15/2049	2,000,000	2,259,600
Saugus/Hart School Facilities Financing Authority:
4.00%, 9/1/2019	430,000	471,508
4.00%, 9/1/2020	350,000	392,515
4.00%, 9/1/2021	415,000	474,262
4.00%, 9/1/2022	385,000	445,106
Southern California Public Power Authority Revenue Series A, 5.00%, 11/1/2033	385,000	495,757
Temecula, CA, Public Financing Authority, Special Tax Revenue 5.00%, 9/1/2030	500,000	587,380
Tobacco Securitization Authority of Northern California, Tobacco Settlement Revenue Series A-1, 5.50%, 6/1/2045	665,000	665,020
Tobacco Securitization Authority of Southern California, Tobacco Settlement Revenue:
Series A-1, 5.00%, 6/1/2037	1,090,000	1,090,054
Series A-1, 5.13%, 6/1/2046	1,025,000	1,025,041
Tulare, CA, Local Health Care District Revenue 5.10%, 11/1/2027	1,000,000	1,007,920
Tustin Community Facilities District:
Series A, 5.00%, 9/1/2030	635,000	770,134
Series A, 5.00%, 9/1/2037	105,000	123,841
West Sacramento Financing Authority, Special Tax 5.00%, 9/1/2025	550,000	620,438

		65,483,221

COLORADO — 2.4%
Colorado Educational & Cultural Facilities Authority Revenue 5.00%, 10/1/2032	1,105,000	1,309,823
Colorado High Performance Transportation Enterprise Revenue AMT, 5.75%, 1/1/2044	750,000	823,597

See accompanying notes to financial statements.

319

SPDR Nuveen S&P High Yield Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Colorado, Health Facilities Authority Revenue:
Series A, 5.30%, 7/1/2037	$500,000	$500,120
Series A, 7.75%, 8/1/2039	485,000	532,705
Series B, 4.00%, 12/1/2026	500,000	539,185
Denver Health & Hospital Authority Series A, 5.25%, 12/1/2045	320,000	370,330
Denver International Business Center Metropolitan District No 1, General Obligation 5.38%, 12/1/2035	115,000	124,293
Denver, CO, City & County Special Facilities, Airport System Revenue:
Series A, AMT, 5.50%, 11/15/2029	400,000	486,816
Series A, AMT, 5.50%, 11/15/2030	270,000	328,115
E-470 Public Highway Authority Revenue Series B, Zero Coupon, 9/1/2037 (a)	1,000,000	410,810
Granby Ranch, CO, Metropolitan District, General Obligation 6.75%, 12/1/2036	500,000	500,510
Great Western, CO, Metropolitan District, General Obligation Series A-1, 9.00%, 8/1/2039 (d)	1,000,000	1,053,700
Metropolitan District, CO, Compark Business Campus, General Obligation:
Series A, 5.75%, 12/1/2027 (a)	1,000,000	1,030,160
Series A, 6.75%, 12/1/2039	1,000,000	1,109,790
Metropolitan District, CO, Heritage Todd Creek Metropolitan District, General Obligation 6.13%, 12/1/2044	1,000,000	1,066,800
Prairie Center, CO, Metropolitan District No. 3, General Obligation 5.40%, 12/15/2031	1,000,000	1,010,590
Regional, CO, Transportation District, Private Activity Revenue 6.00%, 1/15/2034	300,000	349,539
STC, CO, Metropolitan District No. 2, General Obligation 6.00%, 12/1/2038	215,000	222,615
Tallyns Reach, CO, Metropolitan District No. 3, General Obligation 5.13%, 11/1/2038	135,000	147,378

		11,916,876

CONNECTICUT — 0.5%
Connecticut State Health & Educational Fac. Auth.:
Series A, 5.00%, 9/1/2046 (b)	110,000	122,104
Series F, 5.00%, 7/1/2022	275,000	318,637
Series L, 4.00%, 7/1/2034	500,000	559,700
Connecticut, State Development Authority, Airport Facilities Revenue AMT, 7.95%, 4/1/2026	300,000	300,012
Harbor Point, CT, Special Obligation Revenue Series A, 7.88%, 4/1/2039	500,000	593,300
Mohegan Tribe of Indians, CT, Gaming Authority Revenue 5.13%, 1/1/2023 (b)	400,000	400,428

		2,294,181

DISTRICT OF COLUMBIA — 0.6%
District of Columbia, Howard University Revenue:
Series A, 6.25%, 10/1/2023	120,000	132,118
Series A, 6.25%, 10/1/2032	880,000	945,164
Metropolitan Washington Airports Authority Dulles Toll Road Revenue Series A, 5.00%, 10/1/2053	1,000,000	1,125,620
Tobacco Settlement Financing Corp., DC, Revenue 6.50%, 5/15/2033	495,000	619,705

		2,822,607

FLORIDA — 4.1%
Alachua County, FL, Health Facilities Authority Revenue Series B, 5.00%, 12/1/2034	750,000	884,685
Ave Maria, FL, Stewardship Community District, Special Assessment 6.70%, 5/1/2042	950,000	1,023,330
Bexley Community Development District, Special Assessment:
3.50%, 5/1/2021	180,000	182,558
4.70%, 5/1/2036	100,000	102,530
Collier County, FL, Industrial Development Authority Revenue Series A, 8.13%, 5/15/2044 (b)	1,500,000	1,816,065
County of Miami-Dade Seaport Department Revenue Series B, AMT, 5.00%, 10/1/2023	250,000	301,330
Crossings At Fleming Island Community Development District, Special Assessment Series A-1, 4.50%, 5/1/2030	750,000	786,712
Florida Dev. Finance Corp. Series A, 6.00%, 6/15/2035 (b)	505,000	529,937
Florida Development Finance Corp., Educational Facilities Revenue:
Series A, 6.00%, 6/15/2044 (b)	575,000	611,967
Series A, 6.13%, 6/15/2043	500,000	556,105
Series A, 6.13%, 6/15/2044	555,000	584,398
Series A, 6.50%, 7/1/2044	925,000	996,632
Series A, 7.50%, 6/15/2033	500,000	593,305
Greater Orlando, FL, Aviation Authority Revenue AMT, 5.00%, 11/15/2036	350,000	376,502
Hillsborough County Industrial Development Authority Revenue Series A, 5.00%, 10/1/2031	270,000	319,423
Isles Bartram Park Community Development District 5.00%, 11/1/2035	100,000	104,703
Lakes by the Bay, FL, Community Development District, Special Assessment:
5.25%, 11/1/2033	500,000	524,940
5.75%, 11/1/2042	500,000	534,945
Lakewood Ranch, FL, Stewardship District, Special Assessment 4.00%, 5/1/2021	570,000	590,001

See accompanying notes to financial statements.

320

SPDR Nuveen S&P High Yield Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Lee County, FL, Industrial Development Authority Revenue 5.75%, 6/15/2042	$500,000	$544,865
Madison County, FL, Revenue Series A, 6.00%, 7/1/2025 (d)	690,000	413,807
Miami-Dade County Industrial Development Authority 5.25%, 9/15/2044	250,000	278,888
Midtown Miami, FL, Community Development District, Special Assessment:
Series A, 5.00%, 5/1/2037	695,000	752,588
Series B, 5.00%, 5/1/2037	925,000	1,001,645
Northern Palm Beach County Improvement District:
4.65%, 8/1/2025	145,000	150,883
5.35%, 8/1/2035	360,000	375,376
Northern Palm Beach County, FL, Improvement District, Special Assessment 5.13%, 8/1/2022	755,000	812,697
Renaissance Community Development District, FL, Special Assessment 5.55%, 5/1/2033	500,000	537,530
Seven Oaks, FL, Community Development District, Special Assessment Series A2, 6.50%, 5/1/2033	750,000	808,500
Stoneybrook South, FL, Community Development District, Special Assessment:
4.75%, 11/1/2024	230,000	243,368
5.13%, 11/1/2034	250,000	272,240
Tallahassee, FL, Health Facilities Revenue:
Series A, 5.00%, 12/1/2036	90,000	107,444
Series A, 5.00%, 12/1/2041	225,000	266,139
Series A, 5.00%, 12/1/2055	440,000	516,072
Tolomato, FL, Community Development District, Special Assessment:
Series 1, 6.65%, 5/1/2040 (d)	10,000	10,252
Series 2015-1, Zero Coupon, 5/1/2040	290,000	181,584
Series 2015-2, 6.61%, 5/1/2040	180,000	95,517
Series 2015-3, 6.61%, 5/1/2040 (d) (e)	195,000	—
Series 3, 6.65%, 5/1/2040 (d) (e)	120,000	—
Series A-1, 6.65%, 5/1/2040	200,000	202,416
Series A2, Zero Coupon, 5/1/2039	65,000	52,594
Series A3, Zero Coupon, 5/1/2040	195,000	118,035
Series A4, Zero Coupon, 5/1/2040	85,000	38,174
Wiregrass, FL, Community Development District, Special Assessment 5.63%, 5/1/2045	670,000	707,795

		19,908,477

GEORGIA — 0.1%
DeKalb County Hospital Authority Revenue 6.13%, 9/1/2040	75,000	86,794

East Point Building Authority Revenue Series A, 4.63%, 2/1/2035	250,000	250,190

		336,984

GUAM — 0.3%
Guam Power Authority Series A, 5.00%, 10/1/2021 (a)	330,000	390,779
Guam, Government Waterworks Authority, Water & Wastewater System Revenue:
5.25%, 7/1/2022	525,000	627,133
Series A, 5.00%, 7/1/2029	315,000	373,307

		1,391,219

HAWAII — 0.2%
Hawaii, State Department of Budget & Finance, Special Purpose Revenue:
5.00%, 7/1/2020	350,000	357,070
Series A, AMT, 4.65%, 3/1/2037	610,000	620,699

		977,769

IDAHO — 0.0% (f)
Idaho, State Health Facility Revenue 5.00%, 9/1/2027 (g)	100,000	117,927

ILLINOIS — 7.6%
Chicago Board of Education:
Series A, 5.50%, 12/1/2039	100,000	91,995
Series C, 5.25%, 12/1/2026	1,995,000	1,802,921
Series F, 5.00%, 12/1/2018	3,700,000	3,514,963
Chicago Board of Education, General Obligation:
Series A, 5.00%, 12/1/2042	300,000	266,265
Series A, 7.00%, 12/1/2026	1,100,000	1,115,114
Series A, 7.00%, 12/1/2044	1,000,000	1,013,740
Series C, 5.25%, 12/1/2035	100,000	90,715
Chicago Midway International Airport Revenue Series A, AMT, 5.50%, 1/1/2030	200,000	239,786
Chicago O’Hare International Airport Series B, 5.00%, 1/1/2029	315,000	388,830
Chicago O’Hare International Airport Revenue:
AMT, 5.00%, 1/1/2019	925,000	1,015,021
Series D, 4.50%, 1/1/2030	250,000	284,500
Chicago, IL, General Obligation:
Zero Coupon, 1/1/2019 (a)	325,000	302,851
5.00%, 1/1/2025	400,000	412,292
Series 2007G-REMK, 5.50%, 1/1/2042	475,000	482,410
Series A, 5.00%, 1/1/2020	500,000	521,170
Series A, 5.00%, 12/1/2021	500,000	523,560
Series A, 5.00%, 1/1/2026	520,000	528,450
Series C, 4.00%, 1/1/2020	185,000	186,807
Series C, 5.00%, 1/1/2024	750,000	776,070
Series C, 5.00%, 1/1/2029	475,000	481,816
Series C, 5.00%, 1/1/2035	460,000	461,725
Series C, 5.00%, 1/1/2038	275,000	275,825
Chicago, IL, Motor Fuel Tax Revenue 5.00%, 1/1/2026	250,000	272,490

See accompanying notes to financial statements.

321

SPDR Nuveen S&P High Yield Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Cook County, IL, Revenue 6.50%, 10/15/2040	$1,000,000	$1,003,210
Governors, IL, State University Facilities System Revenue 4.65%, 10/1/2042	310,000	315,503
Illinois Finance Auth. Series A, 5.75%, 12/1/2035 (b)	385,000	397,120
Illinois, State Finance Authority Revenue:
4.00%, 9/1/2032	710,000	744,385
4.00%, 12/1/2040	250,000	270,193
4.13%, 12/1/2030	250,000	253,293
4.25%, 5/15/2043	430,000	448,137
5.00%, 5/15/2043	775,000	856,576
5.50%, 8/15/2030	535,000	570,754
5.50%, 4/1/2032	500,000	507,390
5.75%, 5/15/2046	1,000,000	1,092,910
6.13%, 5/15/2027	645,000	729,076
7.13%, 2/1/2034	1,000,000	1,063,610
7.13%, 2/15/2039	1,100,000	1,189,595
Series C, 4.50%, 11/15/2032	400,000	405,680
Illinois, State Finance Authority, Student Housing Revenue Series A, 5.00%, 6/1/2024	500,000	449,980
Metropolitan Pier & Exposition Authority:
Series A, 5.50%, 6/15/2053	1,250,000	1,478,475
Series B, Zero Coupon, 12/15/2050	100,000	22,546
Series B, 4.25%, 6/15/2042	500,000	519,460
Series B, 5.00%, 6/15/2023	110,000	126,106
Series B, 5.00%, 6/15/2050	285,000	304,035
Northern Illinois Municipal Power Agency Revenue Series A, 5.00%, 1/1/2042 (a)	335,000	354,420
Plano, IL, Special Service Areas No. 3 & 4, Special Tax Refunding 4.00%, 3/1/2035	970,000	986,471
Railsplitter, IL, Tobacco Settlement Authority Revenue 6.00%, 6/1/2028	1,000,000	1,205,940
Southern Illinois University Series A, 4.00%, 4/1/2028	305,000	306,257
State of Illinois:
5.00%, 1/1/2019	225,000	241,740
5.00%, 1/1/2021	2,000,000	2,199,140
5.00%, 2/1/2022	1,900,000	2,112,211
5.00%, 5/1/2028	640,000	709,741
5.00%, 3/1/2031	100,000	107,808
5.00%, 5/1/2035	140,000	153,472
5.50%, 7/1/2024	310,000	359,684
Series A, 4.00%, 9/1/2019	265,000	276,074
Series A, 5.00%, 6/1/2027	300,000	301,344

		37,111,652

INDIANA — 1.5%
Indiana Finance Authority Series A, 5.00%, 6/1/2032	250,000	270,985
Indiana, State Finance Authority Revenue:
AMT, 5.25%, 9/1/2040	545,000	608,542
Series A, AMT, 5.00%, 7/1/2048	1,100,000	1,232,858

Indiana, State Finance Authority, Environmental Revenue:
6.00%, 12/1/2019	1,000,000	999,730
6.00%, 12/1/2026	550,000	539,550
Indiana, State Finance Authority, Hospital Revenue 5.50%, 8/15/2040	110,000	123,589
Indianapolis Local Public Improvement Bond Bank Series I, AMT, 5.00%, 1/1/2023	515,000	622,378
Knox County, IN, Economic Development Authority Series A, 5.00%, 4/1/2027	945,000	1,051,407
Valparaiso City, IN, Exempt Facilities Revenue AMT, 6.75%, 1/1/2034	750,000	932,002
Vigo County, IN, Hospital Authority Revenue 5.75%, 9/1/2042 (b)	1,000,000	1,029,460

		7,410,501

IOWA — 1.1%
Iowa Finance Authority, Midwestern Disaster Area Revenue:
4.75%, 8/1/2042	305,000	316,572
5.00%, 12/1/2019	1,375,000	1,430,536
5.25%, 12/1/2025	1,200,000	1,295,436
5.50%, 12/1/2022	1,170,000	1,218,216
Tobacco Settlement Authority, IA, Tobacco Settlement Revenue Series C, 5.50%, 6/1/2042	1,355,000	1,355,040

		5,615,800

KANSAS — 0.7%
City of Overland Park KS 6.00%, 12/15/2032	200,000	194,100
KS Independent College Finance Authority & Educational Facilities Revenue Series A, 5.80%, 3/1/2037	425,000	449,799
Lenexa, KS, Health Facility Revenue 5.25%, 5/15/2022	1,000,000	1,020,210
Overland Park, KS, Development Corp., Revenue Series B, 5.13%, 1/1/2032 (a)	600,000	602,094
Wichita City, KS, Health Care Facilities Revenue Series IV-A, 5.63%, 5/15/2044	885,000	984,129

		3,250,332

KENTUCKY — 0.6%
Kentucky, Economic Development Finance Authority Revenue:
5.25%, 8/15/2046	150,000	167,503
Series A, 4.25%, 7/1/2035	1,200,000	1,282,668
Series A, 5.00%, 7/1/2026	95,000	115,375
Series A, 6.00%, 6/1/2030	185,000	214,047
Series A, 6.38%, 6/1/2040	225,000	262,296
Louisville/Jefferson County Metropolitan Government Series A, 5.00%, 12/1/2020	250,000	290,125
Ohio, KY, Pollution Control Revenue Series A, 6.00%, 7/15/2031	730,000	758,156

		3,090,170

See accompanying notes to financial statements.

322

SPDR Nuveen S&P High Yield Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

LOUISIANA — 1.6%
City of New Orleans LA Sewerage Service Revenue 5.00%, 6/1/2040	$1,000,000	$1,188,190
City of New Orleans LA Water System Revenue 5.00%, 12/1/2040	1,000,000	1,192,900
City of Shreveport, LA, Water & Sewer Revenue 5.00%, 12/1/2040	250,000	300,300
Jefferson Parish, LA, Hospital Service District No. 2, Hospital Revenue 6.38%, 7/1/2041	1,060,000	1,206,778
Louisiana Public Facilities Authority:
4.00%, 5/15/2041	500,000	543,340
4.50%, 7/1/2037	120,000	122,003
5.00%, 11/1/2041	650,000	770,263
Series A, 5.00%, 11/1/2045	370,000	436,456
Louisiana, St. John the Baptist Parish, Revenue Series A, 5.13%, 6/1/2037	1,510,000	1,547,765
Louisiana, State Environmental Facilities & Community Development Authority Revenue 6.75%, 11/1/2032	500,000	537,580
St. Tammany Parish Finance Authority Revenue 5.25%, 11/15/2037	250,000	267,632

		8,113,207

MAINE — 0.7%
Maine Health & Higher Educational Facilities Authority Revenue:
5.00%, 7/1/2033	110,000	125,217
5.00%, 7/1/2043	1,750,000	1,973,125
5.00%, 7/1/2046 (g)	35,000	40,632
6.75%, 7/1/2036	500,000	573,985
Rumford, ME, Solid Waste Disposal Revenue AMT, 6.88%, 10/1/2026	525,000	527,415

		3,240,374

MARYLAND — 1.0%
Anne Arundel County Consolidated Special Taxing District Revenue 5.25%, 7/1/2044	310,000	327,400
Baltimore, MD, Convention Center Revenue Series A, 5.00%, 9/1/2032	400,000	402,392
Frederick County, MD, Special Obligation Bond, Special Tax Revenue Series A, 5.00%, 7/1/2040	270,000	304,954
Howard County, MD, Special Obligation Bond, Tax Allocation 6.10%, 2/15/2044	425,000	469,608
Maryland Economic Development Corporation 5.75%, 9/1/2025	500,000	491,855
Maryland Health & Higher Educational Facilities Authority:
5.00%, 7/1/2038	700,000	843,710
5.00%, 10/1/2042	250,000	287,838
5.00%, 7/1/2045	1,000,000	1,179,230
Series A, 5.00%, 8/15/2041	470,000	547,574

		4,854,561

MASSACHUSETTS — 1.2%
Massachusetts, Development Finance Agency Revenue:
5.00%, 7/1/2018	400,000	432,228
5.25%, 7/1/2023	500,000	595,390
Series I, 5.00%, 7/1/2034	1,125,000	1,377,011
Series I, 5.00%, 7/1/2038	1,250,000	1,511,512
Massachusetts, Development Finance Agency, First Mortgage Revenue 5.00%, 7/1/2025	240,000	294,948
Massachusetts, Development Finance Agency, Resource Recovery Revenue Series B, 4.88%, 11/1/2042 (b)	500,000	510,915
Massachusetts, Educational Financing Authority Revenue Series J, AMT, 5.63%, 7/1/2029	395,000	449,921
Massachusetts, Port Authority Facilities Revenue Series A, AMT, 5.00%, 1/1/2027 (a)	690,000	692,864

		5,864,789

MICHIGAN — 1.9%
Conner Creek Academy, MI, Public School Revenue Series A, 5.00%, 11/1/2026	800,000	666,456
Detroit, MI, Sewage Disposal System Revenue:
Series A, 5.00%, 7/1/2021	540,000	631,049
Series B, 5.50%, 7/1/2029 (a)	145,000	188,161
Kent County, MI, Hospital Finance Authority Revenue Series A, 5.25%, 7/1/2030	1,255,000	1,256,970
Michigan Finance Authority Ltd., Miscellaneous Revenue:
8.13%, 4/1/2041	475,000	426,222
Series D4, 5.00%, 7/1/2034	750,000	879,885
Michigan Strategic Fund, Tax Allocation Series A, 4.13%, 7/1/2045 (h)	705,000	723,915
Michigan Tobacco Settlement Finance Auth. Series A, 6.00%, 6/1/2048	1,105,000	1,109,144
Michigan, State Finance Authority Revenue:
5.00%, 6/1/2020	150,000	155,154
Series D-2, 5.00%, 7/1/2034	400,000	475,204
Michigan, State Tobacco Settlement Finance Authority Revenue Series A, 6.88%, 6/1/2042	1,000,000	1,032,970
Saline, MI, Economic Development Corp., Revenue 5.50%, 6/1/2047	1,000,000	1,070,230
Wayne Cnty. Airport Auth. AMT, 5.38%, 12/1/2032 (a)	590,000	647,136

		9,262,496

MINNESOTA — 0.6%
Bloomington, MN, Port Authority Revenue 9.00%, 12/1/2035	170,000	188,715
City of Brooklyn MN Series A, 4.75%, 7/1/2025	80,000	83,637

See accompanying notes to financial statements.

323

SPDR Nuveen S&P High Yield Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

City of Cloud, MN, Revenue:
Series A, 4.00%, 5/1/2037	$355,000	$397,554
Series A, 5.00%, 4/1/2046	150,000	153,558
Oakdale, MN, Oak Meadows Project, Revenue 5.00%, 4/1/2034	1,000,000	1,061,950
St Paul Housing & Redevelopment Authority Revenue:
5.13%, 12/1/2038	390,000	420,791
5.25%, 11/15/2035	515,000	579,931

		2,886,136

MISSISSIPPI — 0.5%
Lowndes County, MS, Solid Waste Disposal & Pollution Control Revenue 6.70%, 4/1/2022 (h)	210,000	261,694
Mississippi Business Finance Corp., Revenue 4.55%, 12/1/2028 (h)	320,000	323,443
Mississippi Development Bank 6.25%, 10/1/2026	500,000	601,565
Mississippi Hospital Equipment & Facilities Authority 5.00%, 8/15/2029	645,000	669,613
State of Mississippi 5.00%, 10/15/2019	500,000	566,105

		2,422,420

MISSOURI — 0.8%
Grandview Industrial Development Authority, General Obligation Series A, 5.00%, 5/1/2042 (b)	280,000	292,757
Kansas City, MO, Airport Revenue 5.25%, 9/1/2027	320,000	374,314
Lees Summit, MO, Industrial Development Authority Revenue Series A, 5.00%, 8/15/2017	1,050,000	1,095,108
Lees Summit, MO, Industrial Development Authority, Special Assessment & Sales Tax Revenue:
5.00%, 5/1/2035	245,000	256,309
6.00%, 5/1/2042	435,000	453,461
Missouri, State Health & Educational Facilities Authority Revenue Series A, 5.00%, 2/1/2036	500,000	587,770
Raymore, MO, Tax Increment Limited Obligation, Tax Allocation Series A, 4.00%, 5/1/2020	340,000	352,267
St Louis County Industrial Development Authority 5.00%, 12/1/2025	335,000	376,162

		3,788,148

NEBRASKA — 0.1%
Central Plains Energy Project Series A, 5.25%, 12/1/2021	325,000	385,785

NEVADA — 0.4%
County of Washoe, NV, Revenue Series B, VRN, 3.00%, 3/1/2036 (h)	255,000	276,412
Las Vegas, NV, Special Assessment 5.00%, 6/1/2025	495,000	536,338

North Las Vegas, NV, Wastewater Reclamation, General Obligation 4.50%, 10/1/2036 (a)	250,000	250,625

Sparks, NV, Tourism Improvement District No. 1, Sales Tax Revenue Series A, 6.75%, 6/15/2028 (b)	1,000,000	1,063,910
Washoe County, NV, Revenue 5.00%, 2/1/2043	110,000	120,439

		2,247,724

NEW HAMPSHIRE — 0.1%
New Hampshire Business Finance Authority Revenue AMT, 4.00%, 4/1/2029 (b) (h)	320,000	337,059

NEW JERSEY — 5.2%
Bayonne, NJ, Redevelopment Agency Revenue Series A, AMT, 5.38%, 11/1/2035	535,000	536,525
Casino Reinvestment Development Authority Revenue 5.25%, 11/1/2044	500,000	536,210
Gloucester County, NJ, Pollution Control Financing Authority Revenue Series A, AMT, 5.00%, 12/1/2024	790,000	915,491
New Jersey Turnpike Authority Series A, 5.00%, 1/1/2034	1,000,000	1,215,190
New Jersey, Economic Development Authority Revenue:
4.25%, 6/15/2027	500,000	530,450
5.00%, 6/15/2024	750,000	846,502
5.25%, 1/1/2044	250,000	269,748
5.50%, 9/1/2021	700,000	789,887
7.10%, 11/1/2031 (e)	1,000,000	—
AMT, 5.13%, 1/1/2034	1,000,000	1,168,880
AMT, 5.25%, 9/15/2029	2,050,000	2,301,781
AMT, 5.75%, 9/15/2027	1,000,000	1,151,550
Series A, 5.00%, 7/1/2029	165,000	188,955
Series II, 5.00%, 3/1/2025	1,000,000	1,107,750
New Jersey, Health Care Facilities Financing Authority Revenue 5.75%, 7/1/2037	970,000	1,038,414
New Jersey, Higher Education Student Assistance Authority Revenue AMT, 5.00%, 12/1/2022	545,000	608,253
New Jersey, Transportation Trust Fund Authority Revenue:
Series A, Zero Coupon, 12/15/2025	450,000	320,252
Series A, Zero Coupon, 12/15/2040	610,000	210,389
Series C, Zero Coupon, 12/15/2030 (a).	2,000,000	1,202,480
Salem County, Pollution Control Financing Authority Revenue Series A, AMT, 5.00%, 12/1/2023	250,000	286,830
Tobacco Settlement Financing Corp., NJ, Revenue:
Series 1A, 4.63%, 6/1/2026	2,000,000	2,021,580
Series 1A, 4.75%, 6/1/2034	3,555,000	3,489,232

See accompanying notes to financial statements.

324

SPDR Nuveen S&P High Yield Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Series 1A, 5.00%, 6/1/2029	$1,345,000	$1,357,051
Series 1A, 5.00%, 6/1/2041	3,745,000	3,660,812

		25,754,212

NEW MEXICO — 0.2%
Mariposa East Public Improvement District, Special Assessment:
Series A, 5.90%, 9/1/2032	35,000	36,404
Series B, 5.90%, 9/1/2032	165,000	158,091
Series C, 5.90%, 9/1/2032	220,000	198,539
Series D-CABS, Zero Coupon, 9/1/2032	190,000	22,741
Winrock Town Center, NM, Tax Increment Development District No. 1,Tax Allocation 6.00%, 5/1/2040 (b)	575,000	617,378

		1,033,153

NEW YORK — 9.4%
Brooklyn Arena Local Development Corp., Revenue 6.00%, 7/15/2030	650,000	747,844
Buffalo & Erie County, NY, Industrial Land Development Corp., Revenue 5.00%, 11/15/2037	1,000,000	1,147,380
Build NYC Resource Corp.:
5.00%, 7/1/2030	525,000	647,845
5.00%, 7/1/2031	250,000	307,117
5.25%, 11/1/2034	250,000	277,375
5.50%, 11/1/2044	500,000	556,815
AMT, 5.00%, 1/1/2035 (b)	265,000	301,427
Series A, 5.00%, 4/1/2033	120,000	128,868
Chautauqua County, NY, Industrial Development Agency, Exempt Facility Revenue 5.88%, 4/1/2042	500,000	543,120
Erie Tobacco Asset Securitization Corp., Revenue Series A, 5.00%, 6/1/2045	615,000	615,031
Hudson, NY, Yards Infrastructure Corp., Revenue 5.75%, 2/15/2047	500,000	592,230
Long Island, NY, Power Authority Electric Systems Revenue Series B, 5.00%, 9/1/2038	990,000	1,205,246
Metropolitan Transportation Authority Series D1, 5.25%, 11/15/2044	1,850,000	2,337,530
Nassau County Tobacco Settlement Corp. Series A-3, 5.13%, 6/1/2046	620,000	611,010
Nassau County, NY, General Obligation Series B, 5.00%, 4/1/2039	1,000,000	1,191,370
Nassau County, NY, Local Economic Assistance Corp., Revenue 5.00%, 7/1/2033	225,000	265,034
Nassau County, Tobacco Settlement Corp.:
Series A-2, 5.25%, 6/1/2026	1,000,000	1,003,570
Series A-3, 5.00%, 6/1/2035	790,000	786,145
New Rochelle, NY, Industrial Development Agency Revenue 5.25%, 7/1/2027	750,000	751,800
New York & New Jersey, Port Authority Revenue 5.50%, 12/1/2031 (a)	170,000	198,812

New York City Industrial Development Agency:
5.00%, 1/1/2023 (a)	550,000	560,527
7.00%, 3/1/2049 (a)	200,000	232,126
AMT, 7.50%, 8/1/2016	200,000	201,190
AMT, 7.75%, 8/1/2031 (h)	300,000	304,149
Series B, 5.25%, 12/1/2036	1,000,000	1,009,980
New York Counties Tobacco Trust IV:
Series A, 5.00%, 6/1/2042	15,000	14,999
Series A, 5.00%, 6/1/2045	370,000	369,974
New York Liberty Development Corp., Revenue:
5.25%, 10/1/2035	200,000	269,312
Series 1, 5.00%, 11/15/2044 (b)	3,700,000	4,282,898
Series 2, 5.38%, 11/15/2040 (b)	2,295,000	2,682,970
New York State Dormitory Authority Revenue:
5.00%, 7/1/2035	140,000	140,056
6.25%, 12/1/2037	1,000,000	1,095,390
Series A, 4.25%, 5/1/2042	745,000	775,001
Series A, 5.50%, 1/1/2039	100,000	114,606
New York State Transportation Development Corp.:
AMT, 5.00%, 1/1/2022	105,000	124,524
AMT, 5.00%, 1/1/2023	110,000	133,162
AMT, 5.00%, 8/1/2026	1,360,000	1,504,282
AMT, 5.00%, 8/1/2031	350,000	382,784
Series A, 5.00%, 7/1/2041	5,045,000	5,824,099
New York, NY, Housing Development Corp., Mortgage Revenue 3.50%, 2/15/2048	1,250,000	1,302,250
New York, NY, Industrial Development Agency Revenue:
5.00%, 1/1/2031 (a)	1,000,000	1,016,550
5.75%, 10/1/2037 (d)	1,000,000	339,980
New York, State Dormitory Authority Revenue, Non State Supported Debt:
6.00%, 12/1/2016	155,000	158,381
Series A, 5.00%, 7/1/2026	200,000	255,172
Niagara Area Development Corp., Revenue AMT, 5.25%, 11/1/2042 (b)	500,000	512,355
Niagara Frontier Transportation Authority Revenue:
Series A, AMT, 5.00%, 4/1/2028	425,000	501,496
Series B, 5.00%, 4/1/2019	200,000	222,012
Onondaga Civic Development Corp., Revenue:
5.00%, 7/1/2027	430,000	515,613
5.00%, 7/1/2029	475,000	564,514
Series A, 4.63%, 7/1/2022	100,000	111,579
Series A, 5.13%, 7/1/2031	500,000	565,310
Suffolk Tobacco Asset Securitization Corp. Series C, 6.63%, 6/1/2044	500,000	531,485
Town of Oyster Bay NY 2.25%, 3/1/2017	145,000	144,649
TSASC, Inc., NY, Revenue:
Series 1, 5.00%, 6/1/2026	1,335,000	1,338,057
Series 1, 5.00%, 6/1/2034	970,000	970,010

See accompanying notes to financial statements.

325

SPDR Nuveen S&P High Yield Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Series 1, 5.13%, 6/1/2042	$1,220,000	$1,204,774
Westchester County, NY, Healthcare Corp., Revenue:
Series A, 4.50%, 11/1/2026	145,000	163,517
Series A-REMK, 5.00%, 11/1/2030	135,000	154,821
Westchester County, NY, Local Development Corp., Revenue Series A, 5.00%, 6/1/2025 (b)	1,000,000	1,101,960

		45,912,083

NORTH CAROLINA — 0.5%
North Carolina Agricultural & Technical State Univerisity Series A, 4.00%, 10/1/2045	650,000	719,875
North Carolina Capital Facilities Finance Agency 5.00%, 3/1/2034	500,000	572,790
North Carolina Medical Care Commission:
5.00%, 10/1/2030	150,000	185,870
5.00%, 7/1/2045	500,000	545,625
North Carolina, Department of Transportation Revenue AMT, 5.00%, 6/30/2054	575,000	647,714

		2,671,874

NORTH DAKOTA — 0.1%
Williston Parks & Recreation District:
Series A, 4.00%, 3/1/2023	200,000	216,122
Series A, 4.00%, 3/1/2032	100,000	104,635

		320,757

OHIO — 5.5%
American Municipal Power, Inc. Series B, 5.00%, 2/15/2023	900,000	1,079,514
American Municipal Power, Inc., Revenue 5.00%, 2/15/2038	15,000	15,918
Buckeye, OH, Tobacco Settlement Financing Authority:
Series A-2, 5.13%, 6/1/2024	4,900,000	4,807,684
Series A-2, 5.38%, 6/1/2024	2,415,000	2,384,740
Series A-2, 5.75%, 6/1/2034	4,375,000	4,293,275
Series A-2, 5.88%, 6/1/2047	3,975,000	3,940,060
Series A-2, 6.00%, 6/1/2042	2,230,000	2,230,870
Series A-2, 6.50%, 6/1/2047	2,365,000	2,426,017
Series A-3, 6.25%, 6/1/2037	1,000,000	1,019,210
Franklin County, OH, Health Care Facilities Revenue Series A, 5.13%, 7/1/2035	125,000	125,253
Muskingum, OH, Hospital Revenue:
5.00%, 2/15/2033	1,000,000	1,096,640
5.00%, 2/15/2044	200,000	218,088
Ohio, State Air Quality Development Authority Revenue:
AMT, 6.75%, 6/1/2024	500,000	393,685
Series B, 3.63%, 10/1/2033 (h)	250,000	255,587
Series E, 5.63%, 10/1/2019	790,000	879,989
Ohio, State Water Development Authority Revenue Series B, 3.63%, 10/1/2033 (h)	250,000	255,588
Portage County, OH, Port Authority Revenue 5.00%, 6/1/2044	325,000	370,594

Southeastern Ohio Port Authority, Hospital Facilities Revenue 6.00%, 12/1/2042	550,000	633,198
Toledo-Lucas County, OH, Port Authority Revenue Series A, 5.00%, 7/1/2039	750,000	829,035

		27,254,945

OKLAHOMA — 0.9%
Comanche County Hospital Authority Revenue Series A, 5.00%, 7/1/2032	440,000	473,480
Rogers County, OK, Educational Facilities Authority, Educational Facilities Lease Revenue Series A, 5.00%, 9/1/2020	375,000	437,936
Tulsa Airports Improvement Trust:
AMT, 5.00%, 6/1/2035 (h)	1,000,000	1,169,120
AMT, 5.50%, 12/1/2035	1,000,000	1,144,390
Tulsa County, OK, Industrial Authority, Senior Living Community Revenue Series A, 7.13%, 11/1/2030	1,025,000	1,143,295

		4,368,221

OREGON — 0.3%
Hospital Facilities Authority of Multnomah County Oregon Revenue:
5.00%, 12/1/2036	400,000	479,444
Series A, 5.50%, 10/1/2049	1,000,000	1,119,930

		1,599,374

PENNSYLVANIA — 4.2%
Allegheny, PA, Industrial Development Authority Revenue 5.75%, 8/1/2042	250,000	219,793
Centre County Hospital Authority Revenue Series C, 3.75%, 11/15/2041	375,000	395,629
Chester County Industrial Development Authority Revenue:
5.00%, 10/1/2034	250,000	277,990
5.00%, 10/1/2044	215,000	235,831
City of Philadelphia PA Series A, 5.00%, 7/15/2038	100,000	117,687
Cumberland County Municipal Authority Revenue 5.00%, 1/1/2031	1,000,000	1,200,930
Delaware County Industrial Development Authority Revenue Series A, 6.13%, 8/15/2040	395,000	399,475
Delaware County, Authority Revenue:
4.00%, 10/1/2019	130,000	131,737
Series A, 5.00%, 12/15/2031	620,000	632,512
Delaware Valley Regional Finance Authority Revenue 5.75%, 7/1/2032	100,000	136,128
Fulton County Industrial Development Authority Revenue:
4.00%, 7/1/2028	300,000	303,459
5.00%, 7/1/2040	2,445,000	2,647,030
Lancaster County, PA, Hospital Authority 5.00%, 4/1/2027	420,000	453,457

See accompanying notes to financial statements.

326

SPDR Nuveen S&P High Yield Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Monroe County, PA, Industrial Development Authority Tax Allocation 6.88%, 7/1/2033 (b)	$370,000	$398,512
Montgomery County, PA, Industrial Development Authority Revenue 5.25%, 1/1/2040	205,000	214,584
Moon Industrial Development Authority Revenue 6.00%, 7/1/2045	1,000,000	1,145,890
Pennsylvania Economic Development Financing Authority:
AMT, 5.00%, 12/31/2034	400,000	476,676
AMT, 5.00%, 12/31/2038	1,000,000	1,187,850
Pennsylvania, Commonwealth Financing Authority Revenue Series B, 5.00%, 6/1/2042	750,000	867,750
Pennsylvania, State Economic Development Financing Authority Revenue:
5.00%, 12/1/2037 (h)	1,000,000	1,039,170
AMT, 6.00%, 6/1/2031	515,000	515,232
Series A, 2.63%, 11/1/2021 (h)	950,000	1,000,416
Pennsylvania, State Higher Educational Facilities Authority Revenue Series A, 6.50%, 9/1/2038	165,000	183,417
Pennsylvania, Turnpike Commission Revenue Series D, 5.30%, 12/1/2041	700,000	781,585
Philadelphia, PA, Airport System Revenue:
Series A, AMT, 5.00%, 6/15/2020	295,000	337,524
Series A, AMT, 5.00%, 6/15/2022	165,000	191,725
Philadelphia, PA, Gas Works Co. Revenue 5.00%, 10/1/2037 (a)	140,000	146,472
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Revenue Series A, 5.63%, 7/1/2042	1,210,000	1,361,359
Philadelphia, PA, School District, General Obligation:
Series D, 3.00%, 9/1/2019	110,000	113,760
Series E, 5.00%, 9/1/2020	945,000	1,053,543
Series E, 5.25%, 9/1/2023	500,000	550,560
Scranton Redevelopment Authority Series A, 5.00%, 11/15/2028	195,000	208,352
Scranton, PA, General Obligation Series B, 4.35%, 9/1/2020 (a)	745,000	731,597
State Public School Building Authority 5.00%, 4/1/2029	150,000	163,830
Wilkes-Barre, PA, Finance Authority Revenue 5.00%, 11/1/2040	545,000	619,894

		20,441,356

PUERTO RICO — 9.5%
Children’s Trust Fund, Tobacco Settlement Revenue:
5.50%, 5/15/2039	420,000	420,008
5.63%, 5/15/2043	1,350,000	1,350,013
Commonwealth of Puerto Rico:
Series A, 5.00%, 7/1/2027	140,000	91,269
Series A, 5.00%, 7/1/2029	830,000	540,413

Series A, 5.00%, 7/1/2033	355,000	230,459
Series A, 5.25%, 7/1/2022	100,000	65,776
Series A, 5.25%, 7/1/2023	1,600,000	1,050,864
Series A, 5.25%, 7/1/2029	150,000	98,030
Series A, 5.25%, 7/1/2034	325,000	211,555
Series A, 5.50%, 7/1/2032	360,000	235,760
Series A, 5.50%, 7/1/2039	250,000	162,205
Series A, 8.00%, 7/1/2035	900,000	600,768
Series C, 5.75%, 7/1/2032	240,000	158,383
Series E, 5.38%, 7/1/2030	190,000	124,492
Series E, 5.63%, 7/1/2032	385,000	254,008
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue:
Series A, 4.25%, 7/1/2025	100,000	70,584
Series A, 5.00%, 7/1/2033	1,455,000	976,712
Series A, 5.25%, 7/1/2029	3,000,000	2,077,740
Series A, 5.25%, 7/1/2042	655,000	439,695
Series A, 6.00%, 7/1/2038	500,000	356,255
Series A, 6.00%, 7/1/2044	240,000	169,198
Series B, 4.45%, 7/1/2018	100,000	72,982
Puerto Rico Commonwealth, General Obligation:
Zero Coupon, 7/1/2018	305,000	185,016
4.50%, 7/1/2023 (a)	85,000	84,496
4.50%, 7/1/2023	1,385,000	907,023
5.00%, 7/1/2020	150,000	98,687
Series A, 4.00%, 7/1/2021	130,000	85,471
Series A, 5.00%, 7/1/2029	1,570,000	1,022,227
Series A, 5.00%, 7/1/2034	1,275,000	827,628
Series A, 5.13%, 7/1/2024	1,300,000	851,812
Series A, 5.13%, 7/1/2031	175,000	113,978
Series A, 5.13%, 7/1/2037	1,110,000	720,257
Series A, 5.25%, 7/1/2025	1,645,000	1,078,034
Series A, 5.25%, 7/1/2025	1,535,000	1,005,947
Series A, 5.25%, 7/1/2030	100,000	65,276
Series A, 5.50%, 7/1/2019 (a)	880,000	909,454
Series A, 5.63%, 7/1/2031	245,000	160,477
Series A, 5.75%, 7/1/2041	1,225,000	799,423
Series A, 6.00%, 7/1/2040	200,000	130,958
Series B, 4.10%, 7/1/2018	550,000	354,882
Series C, 5.75%, 7/1/2036	805,000	527,863
Series C, 6.00%, 7/1/2035	150,000	98,544
Puerto Rico Convention Center District Authority Revenue 5.00%, 7/1/2020 (a)	100,000	100,042
Puerto Rico Electric Power Authority Revenue:
5.00%, 7/1/2021	115,000	75,613
5.00%, 7/1/2042	235,000	155,643
Series A, 4.80%, 7/1/2029	140,000	92,785
Series AAA, 5.25%, 7/1/2021	100,000	66,407
Series AAA, 5.25%, 7/1/2022	170,000	112,834
Series AAA, 5.25%, 7/1/2026	110,000	72,931
Series AAA, 5.25%, 7/1/2027	595,000	394,455
Series LL, 5.50%, 7/1/2018 (a)	400,000	422,256
Series RR, 5.00%, 7/1/2022 (a)	135,000	135,612
Series RR, 5.00%, 7/1/2026	140,000	118,527
Series TT, 5.00%, 7/1/2020	130,000	86,394

See accompanying notes to financial statements.

327

SPDR Nuveen S&P High Yield Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Series TT, 5.00%, 7/1/2023	$435,000	$288,618
Series TT, 5.00%, 7/1/2025	285,000	189,001
Series TT, 5.00%, 7/1/2032	370,000	245,166
Series TT, 5.00%, 7/1/2037	870,000	576,305
Series V V, 5.25%, 7/1/2025 (a)	175,000	184,336
Series V V, 5.50%, 7/1/2020	75,000	49,843
Series WW, 5.00%, 7/1/2028	265,000	175,663
Series WW, 5.38%, 7/1/2023	250,000	165,868
Series WW, 5.50%, 7/1/2021	140,000	92,967
Series WW, 5.50%, 7/1/2038	3,205,000	2,123,088
Series XX, 5.25%, 7/1/2035	185,000	122,559
Series XX, 5.25%, 7/1/2040	780,000	516,594
Series ZZ, 4.38%, 7/1/2021	240,000	159,391
Series ZZ, 4.75%, 7/1/2027	215,000	142,524
Series ZZ, 5.25%, 7/1/2019	1,260,000	837,787
Series ZZ, 5.25%, 7/1/2024	405,000	268,632
Series ZZ, 5.25%, 7/1/2026	165,000	109,397
Puerto Rico Highways & Transportation Authority Revenue:
5.25%, 7/1/2018	225,000	115,947
5.75%, 7/1/2020	115,000	58,865
Series AA, 5.00%, 7/1/2035	100,000	61,857
Series CC, 5.50%, 7/1/2030	100,000	62,074
Series G, 5.00%, 7/1/2042	640,000	150,400
Series I, 5.00%, 7/1/2026	185,000	93,608
Series L, 5.25%, 7/1/2022	140,000	71,301
Series L, 5.25%, 7/1/2038 (a)	250,000	249,062
Series L-AGC-ICC, 5.25%, 7/1/2041 (a)	125,000	129,431
Series N, 5.25%, 7/1/2030 (a)	460,000	471,482
Series N, 5.25%, 7/1/2031 (a)	590,000	602,933
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing AuthorityControl Facilities Financing AuthorityEducational Medical & EnvironmentalControl Facilities Financing AuthorityEducational Medical & Environmental Control Facilities Financing AuthorityControl Facilities Financing Authority Series A, 6.00%, 7/1/2033	100,000	104,378
Puerto Rico Infrastructure Financing Authority Revenue:
Series B, 5.00%, 7/1/2021 (c)	1,000,000	175,000
Series B, 5.00%, 7/1/2022 (c)	125,000	21,875
Series B, 5.00%, 12/15/2022	600,000	208,518
Series B, 5.00%, 7/1/2037 (c)	500,000	87,500
Series B, 5.00%, 7/1/2046 (c)	315,000	55,125
Series C, 5.50%, 7/1/2020 (c)	140,000	66,360
Series C, 5.50%, 7/1/2023 (a)	115,000	121,136
Series C, 5.50%, 7/1/2024 (a)	340,000	359,128
Series C, 5.50%, 7/1/2026 (a)	100,000	105,917
Series C, 5.50%, 7/1/2027 (a)	340,000	358,673
Puerto Rico Public Buildings Authority Revenue:
5.75%, 7/1/2034 (g)	900,000	550,620
Series D, 5.38%, 7/1/2033	100,000	59,268

Series G, 4.75%, 7/1/2032	110,000	64,318
Series G, 5.00%, 7/1/2026	340,000	200,321
Series I, 5.25%, 7/1/2029	1,175,000	695,059
Series I, 5.25%, 7/1/2033	620,000	366,705
Series M, 6.25%, 7/1/2022	100,000	61,648
Series M, 6.25%, 7/1/2023	190,000	116,884
Series N, 5.00%, 7/1/2032	600,000	353,370
Series N, 5.00%, 7/1/2037	330,000	194,337
Series N, 5.50%, 7/1/2020	100,000	60,348
Series U, 5.25%, 7/1/2042	1,760,000	1,040,776
Puerto Rico Sales Tax Financing Corp. Revenue:
Series A, 5.38%, 8/1/2039	3,150,000	1,466,797
Series A, 5.50%, 8/1/2042	3,360,000	1,571,942
Series C, 5.00%, 8/1/2022	250,000	175,652
Series C, 5.25%, 8/1/2040	6,500,000	4,542,980
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue:
Zero Coupon, 8/1/2031	175,000	26,754
5.25%, 8/1/2057	485,000	338,933
Series A, 6.13%, 8/1/2029	100,000	47,775
Series A-1, 5.00%, 8/1/2043	100,000	46,306
Series C, 4.00%, 8/1/2027	100,000	70,008
Series C, 5.00%, 8/1/2040	2,000,000	1,397,740
Series C, 5.00%, 8/1/2046	2,165,000	1,512,859
Series C, 5.38%, 8/1/2036	235,000	109,465
SubSeries A-1, Zero Coupon, 8/1/2023 .	170,000	50,055

		46,717,350

RHODE ISLAND — 0.3%
Rhode Island, State Student Loan Authority, Student Loan Revenue Series A, 5.00%, 12/1/2023	235,000	271,221
Tobacco Settlement Fing Corp. R Tobgen:
Series A, 4.00%, 6/1/2017	550,000	566,439
Series A, 5.00%, 6/1/2024	375,000	445,256

		1,282,916

SOUTH CAROLINA — 0.9%
Kershaw & Lee County Regional Water Authority Revenue Series A, 3.50%, 6/1/2029	275,000	302,602
North Charleston Housing Authority Revenue Series A, AMT, 5.10%, 8/20/2041	880,000	881,276
Piedmont Municipal Power Agency Revenue Series A2, Zero Coupon, 1/1/2029 (a)	1,275,000	875,428
South Carolina Jobs — Economic Development Authority Revenue Series A, 7.00%, 11/1/2033	270,000	304,654
South Carolina Jobs-Economic Development Authority:
5.25%, 11/1/2036	500,000	500,410
Series A, 5.25%, 8/1/2030	900,000	1,076,571
South Carolina Ports Authority AMT, 4.00%, 7/1/2040	650,000	706,836

		4,647,777

See accompanying notes to financial statements.

328

SPDR Nuveen S&P High Yield Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

TENNESSEE — 0.6%
Chattanooga-Hamilton County Hospital Authority Revenue 5.00%, 10/1/2039	$825,000	$957,883
Johnson City Health & Educational Facilities Board Revenue 5.00%, 8/15/2042	415,000	468,290
Shelby County Health Educational & Housing Facilities Board Series A, 5.50%, 9/1/2047	400,000	426,164
Sullivan County Health Educational & Housing Facilities Board Revenue Series C, 5.25%, 9/1/2036	1,000,000	1,007,140
Tennessee Energy Acquisition Corp., Gas Revenue 5.25%, 9/1/2026	215,000	271,323

		3,130,800

TEXAS — 5.9%
Austin, TX, Convention Center Revenue Series A, 5.00%, 1/1/2034	375,000	379,879
Celina, TX, Special Assessment 5.50%, 9/1/2032	400,000	409,716
Central Texas Regional Mobility Authority Revenue 5.00%, 1/1/2046	1,000,000	1,192,570
Central Texas Turnpike System Series C, 5.00%, 8/15/2037	500,000	588,970
Central Texas, Turnpike System Revenue:
Series A, Zero Coupon, 8/15/2030 (a)	315,000	208,870
Series C, 5.00%, 8/15/2034	500,000	596,245
Clifton Higher Education Finance Corp. Revenue Series A, 3.95%, 12/1/2032	115,000	116,956
Dallas County Flood Control District No 1 5.00%, 4/1/2028 (b)	500,000	536,950
Dallas/Fort Worth International Airport Revenue:
Series B, AMT, 5.00%, 11/1/2022	500,000	600,970
Series H, AMT, 5.00%, 11/1/2027	125,000	146,163
Danbury Higher Education Authority, Inc.:
5.25%, 8/15/2023	225,000	251,586
6.00%, 8/15/2028	230,000	266,128
Decatur Hospital, TX, Authority Revenue Series A-REF, 5.25%, 9/1/2029	335,000	375,870
Flower Mound Town, TX, Special Assessment 6.13%, 9/1/2028	500,000	536,585
Fort Bend County Industrial Development Corp. Revenue Series B, 4.75%, 11/1/2042	385,000	421,972
Gulf Coast, TX, Industrial Development Authority Revenue AMT, 4.88%, 5/1/2025	250,000	268,228
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue Series B, 7.00%, 1/1/2043	500,000	603,120

Houston, TX, Airport System Revenue:
AMT, 4.50%, 7/1/2020	2,150,000	2,341,930
AMT, 6.50%, 7/15/2030	300,000	352,467
Series A, AMT, 5.00%, 7/1/2024	100,000	115,581
Love Field, TX, Airport Modernization Corp. Revenue Series AI, 5.25%, 11/1/2040	500,000	571,115
Lower Colorado River Authority Revenue 3.13%, 5/15/2033	290,000	299,039
Mesquite Health Facility Development Corp. Revenue 5.13%, 2/15/2042	1,000,000	1,121,390
Mission Economic Development Corp. AMT, 7.75%, 1/1/2045 (b)	940,000	973,652
New Hope, Cultural Education Facilities Corp., Revenue:
5.00%, 7/1/2047	1,000,000	1,122,370
5.50%, 1/1/2049	1,000,000	1,082,670
Series A, 5.00%, 4/1/2046	335,000	375,364
Red River Health Facilities Development Corp., Revenue Series A, 7.50%, 11/15/2034	1,000,000	1,195,760
Tarrant County, TX, Cultural Education Facilities Finance Corp. Revenue:
5.00%, 10/1/2044	1,000,000	1,142,060
5.63%, 11/15/2041	500,000	550,770
Texas Municipal Gas Acquisition & Supply Corp. I, Revenue Series D, 6.25%, 12/15/2026	350,000	450,730
Texas, Municipal Gas Acquisition & Supply Corp. III, Revenue:
5.00%, 12/15/2022	1,175,000	1,408,825
5.00%, 12/15/2030	325,000	373,386
5.00%, 12/15/2031	470,000	536,961
Texas Private Activity Bond Surface Transportation Corp., Revenue:
7.00%, 6/30/2040	2,320,000	2,792,561
AMT, 5.00%, 12/31/2045	350,000	410,018
AMT, 5.00%, 12/31/2055	240,000	279,422
AMT, 7.00%, 12/31/2038	1,000,000	1,273,290
Texas, Brazos River Authority, Pollution Control Revenue 5.40%, 10/1/2029 (g)	1,000,000	16,980
Travis County, TX, Health Facilities Development Corp., Revenue 7.13%, 11/1/2040	1,000,000	1,223,470
Westlake Town, TX, Special Assessment:
6.13%, 9/1/2035	395,000	410,942
6.25%, 9/1/2040	370,000	384,608
6.38%, 9/1/2045	505,000	525,740

		28,831,879

U. S. VIRGIN ISLANDS — 0.9%
Virgin Islands Public Finance Authority, Revenue:
Series A, 5.00%, 10/1/2029	1,315,000	1,424,684
Series C, 5.00%, 10/1/2030	1,000,000	1,131,920
Virgin Islands Water & Power Authority, Revenue:
Series A, 4.00%, 7/1/2021	385,000	382,894

See accompanying notes to financial statements.

329

SPDR Nuveen S&P High Yield Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Series A, 5.00%, 7/1/2031	$1,435,000	$1,415,341

		4,354,839

UTAH — 0.6%
Salt Lake, UT, Huntsman Cancer Foundation Series A-1, 5.00%, 12/1/2033 (g)	1,000,000	1,060,550
Spanish Fork City, UT, American Leadership Academy, Revenue 5.55%, 11/15/2021 (b)	700,000	712,418
Utah, State Charter School Finance Authority Revenue:
Series A, 5.80%, 6/15/2038	1,000,000	1,030,710
Series A, 7.00%, 7/15/2045	110,000	124,125

		2,927,803

VIRGINIA — 1.2%
Cherry Hill, VA, Community Development Authority, Special Assessment 5.40%, 3/1/2045 (b)	335,000	356,350
Lower Magnolia, VA, Green Community Development Authority, Special Assessment 5.00%, 3/1/2035 (b)	1,000,000	1,023,960
Norfolk Redevelopment & Housing Authority Revenue 5.38%, 1/1/2035	250,000	273,722
Tobacco Settlement Financing Corp., VA, Revenue Series B1, 5.00%, 6/1/2047	1,490,000	1,445,240
Virginia College Building Authority, Revenue Series A, 5.00%, 7/1/2030 (b)	875,000	1,000,300
Virginia, Small Business Financing Authority Revenue:
AMT, 5.00%, 7/1/2034	500,000	553,855
AMT, 5.50%, 1/1/2042	1,250,000	1,451,775

		6,105,202

WASHINGTON — 0.5%
Everett Public Facilities District Revenue Series A, 5.00%, 12/1/2023	140,000	146,847
Port of Seattle, WA, Industrial Development Corp. AMT, 5.00%, 4/1/2030	700,000	762,188
Tacoma Consolidated Local Improvement Districts 5.75%, 4/1/2043	355,000	356,466
Washington, Health Care Facilities Authority Revenue:
4.00%, 7/1/2036	480,000	507,519
6.38%, 10/1/2033	205,000	229,996
Washington, State Housing Finance Commission Revenue Series A, 7.00%, 7/1/2045 (b)	345,000	369,719

		2,372,735

WISCONSIN — 1.5%
Platteville Redevelopment Authority, Revenue 5.00%, 7/1/2042	335,000	363,314

Public Finance Authority:
5.00%, 9/1/2030 (b)	800,000	881,000
5.25%, 3/1/2035 (b)	750,000	811,785
5.88%, 4/1/2045	530,000	573,826
AMT, 4.00%, 8/1/2035	140,000	144,578
AMT, 5.25%, 4/1/2030	775,000	871,689
Series A, 5.13%, 10/1/2045	415,000	433,916
Series A, 6.20%, 10/1/2042	325,000	359,830
Series A, 7.00%, 5/1/2040	630,000	575,719
Series A ACCD, 8.63%, 6/1/2047 (b)	1,000,000	1,205,300
Wisconsin Health & Educational Facilities Authority Revenue:
3.50%, 7/1/2040	615,000	625,935
5.50%, 5/1/2034	350,000	384,996

		7,231,888

TOTAL MUNICIPAL BONDS & NOTES (Cost $436,726,932)		460,542,591

	Shares

SHORT-TERM INVESTMENT — 3.5%
Dreyfus Tax Exempt Cash Management Fund 0.21% (h) (Cost $17,226,613)	17,226,613	$17,226,613

TOTAL INVESTMENTS — 97.4% (Cost $453,953,545)		477,769,204
OTHER ASSETS IN EXCESS OF LIABILITIES — 2.6%		12,573,848

NET ASSETS — 100.0%		$490,343,052

(a)	Bond is insured by the following:

% of Net Assets
Ambac Financial Group	1.96%
National Public Finance Guarantee Corp.	0.81%
Assured Guaranty Corp.	0.42%
Assured Guaranty Municipal Corp.	0.25%

(b)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 7.2% of net assets as of June 30, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Security is currently in default and/or issuer is in bankruptcy
(d)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of June 30, 2016, total aggregate fair value of security is $0, representing 0.0% of the Fund’s net assets.
(e)	Amount shown represents less than 0.05% of net assets.
(f)	When-issued security.
(g)	Variable Rate Security — Interest rate shown is rate in effect at June 30, 2016.
(h)	The rate shown is the annualized seven-day yield at June 30, 2016.

See accompanying notes to financial statements.

330

SPDR Nuveen S&P High Yield Municipal Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
ASSETS:
INVESTMENTS:
Municipal Bonds & Notes
Alabama	$—	$8,632,343	$—		$8,632,343
Alaska	—	1,350,339	—		1,350,339
Arizona	—	7,427,275	—		7,427,275
Arkansas	—	1,043,055	—		1,043,055
California	—	65,483,221	—		65,483,221
Colorado	—	11,916,876	—		11,916,876
Connecticut	—	2,294,181	—		2,294,181
District of Columbia	—	2,822,607	—		2,822,607
Florida	—	19,908,477	0	(a)	19,908,477
Georgia	—	336,984	—		336,984
Guam	—	1,391,219	—		1,391,219
Hawaii	—	977,769	—		977,769
Idaho	—	117,927	—		117,927
Illinois	—	37,111,652	—		37,111,652
Indiana	—	7,410,501	—		7,410,501
Iowa	—	5,615,800	—		5,615,800
Kansas	—	3,250,332	—		3,250,332
Kentucky	—	3,090,170	—		3,090,170
Louisiana	—	8,113,207	—		8,113,207
Maine	—	3,240,374	—		3,240,374
Maryland	—	4,854,561	—		4,854,561
Massachusetts	—	5,864,789	—		5,864,789
Michigan	—	9,262,496	—		9,262,496
Minnesota	—	2,886,136	—		2,886,136
Mississippi	—	2,422,420	—		2,422,420
Missouri	—	3,788,148	—		3,788,148
Nebraska	—	385,785	—		385,785
Nevada	—	2,247,724	—		2,247,724
New Hampshire	—	337,059	—		337,059
New Jersey	—	25,754,212	0	(a)	25,754,212
New Mexico	—	1,033,153	—		1,033,153
New York	—	45,912,083	—		45,912,083
North Carolina	—	2,671,874	—		2,671,874
North Dakota	—	320,757	—		320,757
Ohio	—	27,254,945	—		27,254,945
Oklahoma	—	4,368,221	—		4,368,221
Oregon	—	1,599,374	—		1,599,374
Pennsylvania	—	20,441,356	—		20,441,356
Puerto Rico	—	46,717,350	—		46,717,350
Rhode Island	—	1,282,916	—		1,282,916
South Carolina	—	4,647,777	—		4,647,777
Tennessee	—	3,130,800	—		3,130,800
Texas	—	28,831,879	—		28,831,879
U. S. Virgin Islands	—	4,354,839	—		4,354,839
Utah	—	2,927,803	—		2,927,803
Virginia	—	6,105,202	—		6,105,202
Washington	—	2,372,735	—		2,372,735
Wisconsin	—	7,231,888	—		7,231,888
Short-Term Investment	17,226,613	—	—		17,226,613

TOTAL INVESTMENTS	$17,226,613	$460,542,591	$0		$477,769,204

(a)	Fund held Level 3 securities that were valued at $0 at June 30, 2016.

See accompanying notes to financial statements.

331

SPDR Nuveen Barclays Build America Bond ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Principal Amount	Value

MUNICIPAL BONDS & NOTES — 98.5%
ARIZONA — 0.8%
Arizona, Salt River Project, Agricultural Improvement & Power District Revenue 4.84%, 1/1/2041	$220,000	$288,400
Phoenix, AZ, General Obligation Series B, 5.27%, 7/1/2034	110,000	140,432

		428,832

CALIFORNIA — 36.0%
Alameda County, CA, Joint Powers Authority, Lease Revenue 7.05%, 12/1/2044	140,000	207,000
California, Bay Area Toll Authority Revenue Series S1-SUB, 7.04%, 4/1/2050	455,000	723,013
California, State General Obligation:
7.30%, 10/1/2039	735,000	1,113,172
7.35%, 11/1/2039	385,000	583,829
7.50%, 4/1/2034	845,000	1,280,268
7.55%, 4/1/2039	1,290,000	2,039,193
7.60%, 11/1/2040	910,000	1,465,182
7.63%, 3/1/2040	560,000	885,220
7.70%, 11/1/2030	545,000	660,774
7.95%, 3/1/2036	590,000	714,927
California, State Public Works Board, Lease Revenue Series G-2, 8.36%, 10/1/2034	125,000	196,500
East Bay, CA, Municipal Utility District, Water System Revenue 5.87%, 6/1/2040	225,000	313,373
Los Angeles County, CA, Metropolitan Transportation Authority, Sales Tax Revenue 5.74%, 6/1/2039	145,000	195,593
Los Angeles County, CA, Public Works Financing Authority, Lease Revenue:
7.49%, 8/1/2033	190,000	267,670
7.62%, 8/1/2040	135,000	212,593
Los Angeles, CA, Community College District, General Obligation:
6.60%, 8/1/2042	85,000	133,827
6.75%, 8/1/2049	305,000	480,527
Los Angeles, CA, Department of Airports Revenue 6.58%, 5/15/2039	175,000	243,500
Los Angeles, CA, Department of Water & Power Revenue:
5.72%, 7/1/2039	30,000	40,680
6.17%, 7/1/2040	200,000	230,716
6.57%, 7/1/2045	360,000	542,628
6.60%, 7/1/2050	85,000	134,971
Los Angeles, CA, Department of Water & Power Waterworks Revenue 6.01%, 7/1/2039	250,000	337,187
Los Angeles, CA, Unified School District, General Obligation:
5.75%, 7/1/2034	460,000	608,865
Series RY, 6.76%, 7/1/2034	635,000	915,003
Orange County, CA, Local Transportation Authority, Sales Tax Revenue Series A, 6.91%, 2/15/2041	150,000	220,634
Sacramento, CA, Municipal Utility District, Electricity Revenue 6.16%, 5/15/2036	90,000	119,358

San Diego County, CA, Regional Transportation Commission, Sales Tax Revenue 5.91%, 4/1/2048	190,000	282,728
San Diego County, CA, Water Authority Revenue 6.14%, 5/1/2049	235,000	337,401
San Francisco, CA, Bay Area Toll Authority, Toll Bridge Revenue:
6.26%, 4/1/2049	615,000	958,268
6.91%, 10/1/2050	245,000	393,132
San Francisco, CA, City & County Public Utilities Commission, Water Revenue:
Series B, 6.00%, 11/1/2040	215,000	287,277
Series DE, 6.00%, 11/1/2040	200,000	270,480
Santa Clara Valley, CA, Transportation Authority, Sales Tax Revenue 5.88%, 4/1/2032	230,000	298,676
University of California, Revenue:
5.77%, 5/15/2043	315,000	431,626
5.95%, 5/15/2045	185,000	250,431
6.27%, 5/15/2031	180,000	201,667
Series F, 6.58%, 5/15/2049	115,000	168,981
Series H, 6.55%, 5/15/2048	285,000	416,234

		19,163,104

COLORADO — 1.3%
Colorado, Regional Transportation District, Sales Tax Revenue Series B, 5.84%, 11/1/2050	135,000	199,742
Colorado, State Bridge Enterprise Revenue 6.08%, 12/1/2040	185,000	252,958
Denver, CO, City & County School District No 1, General Obligation Series C, 5.66%, 12/1/2033	110,000	145,737
Denver, CO, General Obligation 5.65%, 8/1/2030	60,000	69,914

		668,351

CONNECTICUT — 0.7%
Connecticut, State General Obligation 5.09%, 10/1/2030	170,000	202,761
Connecticut, State Special Tax Obligation Revenue Series B, 5.46%, 11/1/2030	155,000	188,621

		391,382

DISTRICT OF COLUMBIA — 1.2%
District of Columbia, Income Tax Revenue:
5.58%, 12/1/2035	95,000	125,892
Series E, 5.59%, 12/1/2034	145,000	193,680
District of Columbia, Water & Sewer Authority Revenue 5.52%, 10/1/2044	110,000	146,961
Metropolitan Washington, DC, Airport Authority, Dules Road Revenue 7.46%, 10/1/2046	125,000	195,725

		662,258

GEORGIA — 3.0%
Georgia, Municipal Electric Authority Revenue:
6.64%, 4/1/2057	405,000	541,562
6.66%, 4/1/2057	575,000	766,946

See accompanying notes to financial statements.

332

SPDR Nuveen Barclays Build America Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

7.06%, 4/1/2057	$235,000	$288,752

		1,597,260

ILLINOIS — 4.8%
Chicago, IL, Metropolitan Water Reclamation District, General Obligation 5.72%, 12/1/2038	310,000	401,205
Chicago, IL, O’Hare International Airport Revenue:
Series B, 6.40%, 1/1/2040	155,000	223,712
Series B, 6.85%, 1/1/2038	60,000	68,384
Chicago, IL, Transit Authority, Sales Tax Revenue Series B, 6.20%, 12/1/2040	190,000	233,003
Chicago, IL, Waste Water Transmission Revenue Series B, 6.90%, 1/1/2040	105,000	137,486
Chicago, IL, Water Revenue Series B, 6.74%, 11/1/2040	145,000	191,165
Cook County, IL, General Obligation 6.23%, 11/15/2034	130,000	158,683
Illinois, State General Obligation:
6.63%, 2/1/2035	335,000	356,785
6.73%, 4/1/2035	105,000	113,255
7.35%, 7/1/2035	215,000	238,792
Illinois, State Toll Highway Authority Revenue:
5.85%, 12/1/2034	75,000	101,255
6.18%, 1/1/2034	250,000	346,148

		2,569,873

INDIANA — 0.3%
Indianapolis, IN, Public Improvement Revenue 6.12%, 1/15/2040	115,000	162,165

KANSAS — 0.2%
Kansas, State Department of Transportation, Highway Revenue 4.60%, 9/1/2035	80,000	97,834

KENTUCKY — 0.4%
Louisville & Jefferson County, KY, Metropolitan Sewer District Revenue 6.25%, 5/15/2043	145,000	207,701

MARYLAND — 0.5%
Maryland, State Transportation Authority Revenue 5.89%, 7/1/2043	185,000	255,246

MASSACHUSETTS — 5.0%
Massachusetts, State General Obligation:
5.46%, 12/1/2039	410,000	565,948
Series D, 4.50%, 8/1/2031	270,000	332,316
Series E, 4.20%, 12/1/2021	1,080,000	1,207,753
Massachusetts, State School Building Authority Revenue:
5.45%, 11/1/2040	105,000	137,660
5.72%, 8/15/2039	195,000	270,204
Massachusetts, State Water Pollution Abatement Trust 5.19%, 8/1/2040	110,000	137,833

		2,651,714

MICHIGAN — 0.2%
Michigan, State General Obligation Series B, 7.63%, 9/15/2027	105,000	119,203

MISSISSIPPI — 0.3%
Mississippi, State General Obligation 5.25%, 11/1/2034	135,000	172,634

MISSOURI — 0.9%
Missouri, State Highways & Transportation Commission, State Road Revenue 5.45%, 5/1/2033	110,000	140,018
University of Missouri, Revenue:
5.79%, 11/1/2041	105,000	151,482
5.96%, 11/1/2039	125,000	173,220

		464,720

NEVADA — 0.7%
Clark County, NV, Airport Revenue:
6.88%, 7/1/2042	35,000	39,440
Series C, 6.82%, 7/1/2045	220,000	340,012

		379,452

NEW JERSEY — 6.5%
New Jersey, State Transportation Trust Revenue:
6.56%, 12/15/2040	45,000	53,187
Series B, 6.88%, 12/15/2039	385,000	411,284
Series C, 5.75%, 12/15/2028	515,000	558,796
Series C, 6.10%, 12/15/2028	200,000	218,238
New Jersey, State Turnpike Authority Revenue:
7.41%, 1/1/2040	705,000	1,106,180
Series A, 7.10%, 1/1/2041	580,000	877,209
Rutgers University, Revenue 5.67%, 5/1/2040	180,000	231,397

		3,456,291

NEW YORK — 14.5%
New York, NY, City Municipal Water Finance Authority, Water & Sewer System Revenue:
5.44%, 6/15/2043	40,000	55,911
5.72%, 6/15/2042	165,000	236,452
5.75%, 6/15/2041	190,000	267,862
5.79%, 6/15/2041	225,000	251,514
5.88%, 6/15/2044	230,000	333,270
5.95%, 6/15/2042	180,000	266,036
6.01%, 6/15/2042	235,000	341,934
6.28%, 6/15/2042	5,000	5,825
New York, NY, City Transitional Finance Authority Revenue:
5.51%, 8/1/2037	275,000	360,385
5.57%, 11/1/2038	325,000	436,504
6.83%, 7/15/2040	75,000	108,171
New York, NY, General Obligation:
5.52%, 10/1/2037	340,000	445,958
Series A2, 5.21%, 10/1/2031	160,000	195,870
Series F1, 6.27%, 12/1/2037	280,000	401,024
Series F1, 6.65%, 12/1/2031	5,000	6,016
Series H-1-BABS, 5.85%, 6/1/2040	225,000	319,257
Series H-1-BABS, 6.25%, 6/1/2035	5,000	5,767
New York, NY, Metropolitan Transportation Authority Revenue:
5.87%, 11/15/2039	165,000	225,433

See accompanying notes to financial statements.

333

SPDR Nuveen Barclays Build America Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

6.55%, 11/15/2031	$30,000	$41,374
6.65%, 11/15/2039	65,000	93,640
6.67%, 11/15/2039	180,000	263,466
6.69%, 11/15/2040	165,000	238,140
6.81%, 11/15/2040	290,000	422,753
Series A2, 6.09%, 11/15/2040	105,000	146,204
New York, NY, Metropolitan Transportation Authority, Dedicated Tax Fund 7.34%, 11/15/2039	360,000	579,848
New York, State Dormitory Authority, State Personal Income Tax Revenue:
5.29%, 3/15/2033	250,000	320,182
5.39%, 3/15/2040	80,000	106,698
5.43%, 3/15/2039	100,000	129,892
5.50%, 3/15/2030	235,000	302,682
5.60%, 3/15/2040	195,000	268,564
5.63%, 3/15/2039	50,000	67,146
New York, State Urban Development Corp. Revenue:
5.77%, 3/15/2039	215,000	276,802
5.84%, 3/15/2040	150,000	197,048

		7,717,628

NORTH CAROLINA — 0.0% (a)
North Carolina, Turnkpike Authority Revenue 6.70%, 1/1/2039	20,000	22,443

OHIO — 4.6%
Ohio State University, General Receipts Revenue Series C, 4.91%, 6/1/2040	285,000	365,863
Ohio, American Municipal Power, Inc., Revenue:
5.94%, 2/15/2047	105,000	137,140
6.05%, 2/15/2043	185,000	239,555
6.45%, 2/15/2044	215,000	290,674
7.50%, 2/15/2050	205,000	301,250
8.08%, 2/15/2050	265,000	428,600
Series E, 6.27%, 2/15/2050	160,000	209,573
Ohio, Northeast Regional Sewer District, Wastewater Revenue 6.04%, 11/15/2040	200,000	232,324
Ohio, State Water Development Authority, Water Quality Loan Fund 4.88%, 12/1/2034	210,000	254,318

		2,459,297

OREGON — 0.2%
Oregon, State Department of Transportation Revenue 5.83%, 11/15/2034	75,000	104,918

PENNSYLVANIA — 2.3%
Pennsylvania, Commonwealth Financing Authority Revenue 6.22%, 6/1/2039	150,000	190,677
Pennsylvania, State General Obligation:
4.65%, 2/15/2026	190,000	217,003
5.35%, 5/1/2030	115,000	127,092
5.45%, 2/15/2030	85,000	104,755
Series B, 5.85%, 7/15/2030	30,000	34,187
Pennsylvania, Turnpike Commission Revenue:
6.11%, 12/1/2039	280,000	387,408

Series B, 5.51%, 12/1/2045	140,000	187,002

		1,248,124

SOUTH CAROLINA — 0.4%
South Carolina, State Public Service Authority Revenue 6.45%, 1/1/2050	155,000	225,350

TENNESSEE — 0.8%
Nashville & Davidson County, TN, Convention Center Authority Revenue 6.73%, 7/1/2043	140,000	197,585
Nashville & Davidson County, TN, Metropolitan Government General Obligation 5.71%, 7/1/2034	160,000	205,977

		403,562

TEXAS — 9.6%
Dallas County, TX, Hospital District General Obligation Series C, 5.62%, 8/15/2044	150,000	200,757
Dallas, TX, Area Rapid Transit, Sales Tax Revenue:
4.92%, 12/1/2041	280,000	357,778
5.02%, 12/1/2048	160,000	214,595
6.00%, 12/1/2044	240,000	346,850
6.25%, 12/1/2034	5,000	5,642
Dallas, TX, Convention Center Hotel Development Corp. Revenue 7.09%, 1/1/2042	165,000	235,209
Dallas, TX, Independent School District, General Obligation 6.45%, 2/15/2035 (b)	265,000	316,707
North Texas, Tollway Authority Revenue:
8.91%, 2/1/2030	25,000	30,068
Series C, 6.72%, 1/1/2049	385,000	591,560
San Antonio, TX, Electric & Gas Revenue 5.72%, 2/1/2041	150,000	208,974
San Antonio, TX, Public Service Board Revenue 5.99%, 2/1/2039	275,000	398,326
Texas, State General Obligation:
5.52%, 4/1/2039	425,000	602,331
Series A, 4.63%, 4/1/2033	60,000	75,646
Series A, 4.68%, 4/1/2040	305,000	383,153
Texas, State Transportation Commission, Revenue, Series B Series B-, 5.18%, 4/1/2030	535,000	686,378
University of Texas, Revenue:
5.26%, 7/1/2039	70,000	95,600
Series B, 6.28%, 8/15/2041	5,000	5,672
Series C, 4.79%, 8/15/2046	170,000	215,144
Series D, 5.13%, 8/15/2042	130,000	169,241

		5,139,631

UTAH — 0.7%
Utah, State General Obligation Series D, 4.55%, 7/1/2024	125,000	146,695
Utah, Transport Authority Sales Tax Revenue Series B, 5.94%, 6/15/2039	160,000	230,384

		377,079

See accompanying notes to financial statements.

334

SPDR Nuveen Barclays Build America Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

VIRGINIA — 0.8%
University of Virginia, Revenue 6.20%, 9/1/2039	$170,000	$253,129
Virginia, Commonwealth Transportation Board Revenue 5.35%, 5/15/2035	115,000	145,201

		398,330

WASHINGTON — 1.8%
Central Puget Sound, WA, Regional Transit Authority, Sales & Use Tax Revenue 5.49%, 11/1/2039	235,000	322,155
Washington, State Convention Center, Public Facilities Revenue 6.79%, 7/1/2040	105,000	144,355
Washington, State General Obligation:
5.14%, 8/1/2040	85,000	113,559
Series D, 5.48%, 8/1/2039	275,000	380,278

		960,347

TOTAL MUNICIPAL BONDS & NOTES (Cost $49,706,817)		52,504,729

SHORT-TERM INVESTMENT — 0.3%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (c) (d) (Cost $175,155)	175,155	$175,155

TOTAL INVESTMENTS — 98.8% (Cost $49,881,972)		52,679,884
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.2%		625,188

NET ASSETS — 100.0%		$53,305,072

(a)	Amount shown represents less than 0.05% of net assets.
(b)	Bond is insured by the following:

% of Net Assets
Permanent School Fund Guaranteed	0.59%

(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at June 30, 2016.

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Municipal Bonds & Notes
Arizona	$—	$428,832	$—	$428,832
California	—	19,163,104	—	19,163,104
Colorado	—	668,351	—	668,351
Connecticut	—	391,382	—	391,382
District of Columbia	—	662,258	—	662,258
Georgia	—	1,597,260	—	1,597,260
Illinois	—	2,569,873	—	2,569,873
Indiana	—	162,165	—	162,165
Kansas.	—	97,834	—	97,834
Kentucky	—	207,701	—	207,701
Maryland	—	255,246	—	255,246
Massachusetts	—	2,651,714	—	2,651,714
Michigan	—	119,203	—	119,203
Mississippi.	—	172,634	—	172,634
Missouri	—	464,720	—	464,720
Nevada	—	379,452	—	379,452
New Jersey	—	3,456,291	—	3,456,291
New York	—	7,717,628	—	7,717,628
North Carolina	—	22,443	—	22,443
Ohio	—	2,459,297	—	2,459,297
Oregon	—	104,918	—	104,918
Pennsylvania	—	1,248,124	—	1,248,124
South Carolina	—	225,350	—	225,350

See accompanying notes to financial statements.

335

SPDR Nuveen Barclays Build America Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Tennessee	$—	$403,562	$—	$403,562
Texas	—	5,139,631	—	5,139,631
Utah	—	377,079	—	377,079
Virginia	—	398,330	—	398,330
Washington	—	960,347	—	960,347
Short-Term Investment	175,155	—	—	175,155

TOTAL INVESTMENTS	$175,155	$52,504,729	$—	$52,679,884

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	856,973	$856,973	16,102,450	16,784,268	175,155	$175,155	$662	$—

See accompanying notes to financial statements.

336

SPDR Citi International Government Inflation-Protected Bond ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Principal Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS — 99.4%
AUSTRALIA — 4.5%
Australia Government Bond:
1.00%, 11/21/2018	AUD	3,524,501	$2,636,139
4.00%, 8/20/2020	AUD	8,541,000	7,285,515
1.25%, 2/21/2022	AUD	5,249,600	4,091,303
3.00%, 9/20/2025	AUD	6,756,004	6,214,244
2.50%, 9/20/2030	AUD	3,069,492	2,898,427
2.00%, 8/21/2035	AUD	3,072,840	2,804,405
1.25%, 8/21/2040	AUD	1,982,760	1,640,953

			27,570,986

BRAZIL — 4.6%
Brazil Notas do Tesouro Nacional Serie B:
6.00%, 8/15/2018	BRL	10,080,169	3,115,205
6.00%, 5/15/2019	BRL	10,877,880	3,364,754
6.00%, 8/15/2022	BRL	13,749,640	4,211,515
6.00%, 5/15/2023	BRL	6,729,782	2,063,734
6.00%, 8/15/2024	BRL	10,005,944	3,083,940
6.00%, 8/15/2030	BRL	986,261	309,368
6.00%, 5/15/2035	BRL	11,601,506	3,622,433
6.00%, 8/15/2040	BRL	5,221,382	1,631,847
6.00%, 5/15/2045	BRL	7,977,112	2,464,141
6.00%, 8/15/2050	BRL	4,351,152	1,354,444
6.00%, 5/15/2055	BRL	11,022,918	3,432,211

			28,653,592

CANADA — 4.5%
Canadian Government Real Return Bond:
1.25%, 12/1/2047	CAD	2,663,757	2,617,074
1.50%, 12/1/2044	CAD	4,244,794	4,320,035
2.00%, 12/1/2041	CAD	3,812,218	4,150,759
3.00%, 12/1/2036	CAD	3,406,716	4,060,647
4.00%, 12/1/2031	CAD	3,530,658	4,328,080
4.25%, 12/1/2021	CAD	3,551,637	3,450,861
4.25%, 12/1/2026	CAD	4,571,991	5,140,746

			28,068,202

CHILE — 4.6%
Bonos de la Tesoreria de la Republica:
1.50%, 3/1/2021	CLP	651,301,750	999,804
1.50%, 3/1/2026	CLP	755,510,030	1,141,135
2.00%, 3/1/2035	CLP	1,094,186,940	1,702,250
3.00%, 1/1/2020	CLP	651,301,750	1,051,026
3.00%, 1/1/2024	CLP	833,666,240	1,407,092
3.00%, 3/1/2028	CLP	911,822,450	1,583,422
3.00%, 1/1/2030	CLP	2,969,935,979	5,205,004
3.00%, 1/1/2044	CLP	2,488,233,085	4,613,813
Bonos del Banco Central de Chile en UF:
3.00%, 1/1/2018	CLP	1,172,343,150	1,828,969
3.00%, 2/1/2021	CLP	1,198,395,220	1,962,056
3.00%, 3/1/2022	CLP	130,260,350	216,107
3.00%, 3/1/2023	CLP	521,041,400	874,875
3.00%, 2/1/2041	CLP	1,302,603,500	2,391,292
3.00%, 7/1/2017	CLP	650,997,950	1,005,045
3.00%, 8/1/2018	CLP	1,432,863,850	2,256,637

			28,238,527

FRANCE — 13.2%
France Government Bond OAT:
0.10%, 3/1/2021	EUR	414,788	485,924
0.25%, 7/25/2018	EUR	3,792,960	4,343,408
0.25%, 7/25/2024	EUR	3,730,419	4,541,111
0.70%, 7/25/2030 (a)	EUR	1,853,589	2,467,812
1.10%, 7/25/2022	EUR	6,123,753	7,679,732
1.80%, 7/25/2040	EUR	3,947,836	6,962,954
1.85%, 7/25/2027	EUR	1,014,950	1,465,445
2.25%, 7/25/2020	EUR	8,046,869	10,195,596
3.15%, 7/25/2032	EUR	3,205,655	5,835,486
0.10%, 7/25/2021	EUR	2,012,022	2,362,628
0.10%, 3/1/2025	EUR	3,707,591	4,438,647
1.00%, 7/25/2017	EUR	6,464,541	7,355,873
1.30%, 7/25/2019	EUR	4,375,930	5,231,498
2.10%, 7/25/2023	EUR	5,277,360	7,161,587
3.40%, 7/25/2029	EUR	6,079,813	10,669,548

			81,197,249

GERMANY — 4.6%
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond Series I/L, 0.75%, 4/15/2018	EUR	5,017,336	5,721,803
Deutsche Bundesrepublik Inflation Linked Bond:
0.10%, 4/15/2023	EUR	5,772,907	6,917,629
0.10%, 4/15/2026	EUR	1,732,033	2,135,237
0.10%, 4/15/2046	EUR	1,344,213	1,976,442
0.50%, 4/15/2030	EUR	2,650,226	3,567,726
1.75%, 4/15/2020	EUR	6,337,734	7,783,024

			28,101,861

ISRAEL — 4.5%
Israel Government Bond — CPI Linked:
0.75%, 10/31/2025	ILS	2,182,330	612,069
1.75%, 9/29/2023	ILS	6,972,937	2,038,157
3.50%, 4/30/2018	ILS	8,353,130	2,310,825
4.00%, 5/30/2036	ILS	9,394,248	3,884,063
2.75%, 8/30/2041	ILS	12,051,586	4,377,420
2.75%, 9/30/2022	ILS	2,455,978	751,562
3.00%, 10/31/2019	ILS	3,184,911	919,257
Israel Government Bond — Galil:
4.00%, 7/30/2021	ILS	23,969,095	7,568,221
4.00%, 7/31/2024	ILS	15,613,503	5,333,968

			27,795,542

ITALY — 9.1%
Italy Buoni Poliennali Del Tesoro:
1.25%, 9/15/2032 (a)	EUR	1,696,719	1,991,456
1.70%, 9/15/2018	EUR	4,242,462	4,935,108
2.10%, 9/15/2017	EUR	5,370,510	6,150,802
2.10%, 9/15/2021	EUR	6,278,500	7,769,316
2.35%, 9/15/2019	EUR	4,064,771	4,912,661
2.35%, 9/15/2024 (a)	EUR	3,865,824	4,942,324
2.35%, 9/15/2035	EUR	4,777,720	6,672,273
2.55%, 9/15/2041	EUR	2,496,811	3,595,959
2.60%, 9/15/2023	EUR	5,361,384	6,977,255
3.10%, 9/15/2026	EUR	3,761,615	5,188,949

See accompanying notes to financial statements.

337

SPDR Citi International Government Inflation-Protected Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount		Value

0.40%, 4/11/2024	EUR	2,849,060	$3,180,670

			56,316,773

JAPAN — 4.4%
Japanese Government CPI Linked Bond:
1.40%, 6/10/2018	JPY	102,511,400	1,064,184
0.10%, 9/10/2023	JPY	346,436,000	3,567,693
0.10%, 3/10/2024	JPY	413,194,600	4,265,261
0.10%, 9/10/2024	JPY	533,320,000	5,552,059
0.10%, 3/10/2025	JPY	967,116,000	10,072,750
0.10%, 3/10/2026	JPY	273,757,000	2,863,255

			27,385,202

MEXICO — 4.7%
Mexican Udibonos:
2.00%, 6/9/2022	MXN	58,646,692	3,101,471
2.50%, 12/10/2020	MXN	49,819,904	2,733,212
3.50%, 12/14/2017	MXN	40,343,292	2,250,351
4.00%, 6/13/2019	MXN	53,881,310	3,093,701
4.00%, 11/15/2040	MXN	51,173,706	3,031,604
4.00%, 11/8/2046	MXN	66,336,286	3,969,085
4.50%, 12/4/2025	MXN	76,572,257	4,731,237
4.50%, 11/22/2035	MXN	94,495,362	5,949,660

			28,860,321

SOUTH AFRICA — 4.6%
South Africa Government Bond — CPI Linked:
2.00%, 1/31/2025	ZAR	32,791,159	2,285,345
1.88%, 2/28/2033	ZAR	8,406,664	582,642
2.25%, 1/31/2038	ZAR	34,376,217	2,539,960
2.50%, 3/31/2046	ZAR	28,197,819	2,189,343
2.50%, 12/31/2050	ZAR	35,967,424	2,834,390
5.50%, 12/7/2023	ZAR	78,409,296	6,778,152
3.45%, 12/7/2033	ZAR	64,808,424	5,510,075
2.60%, 3/31/2028	ZAR	44,342,090	3,310,103
2.75%, 1/31/2022	ZAR	33,276,635	2,398,880

			28,428,890

SOUTH KOREA — 4.4%
Inflation Linked Korea Treasury Bond:
2.75%, 6/10/2020	KRW	3,590,557,199	3,373,682
1.50%, 6/10/2021	KRW	15,824,911,500	14,285,627
1.13%, 6/10/2023	KRW	3,698,496,000	3,292,254
1.75%, 6/10/2025	KRW	6,854,037,600	6,442,873

			27,394,436

SWEDEN — 4.6%
Sweden Inflation Linked Bond:
4.00%, 12/1/2020	SEK	39,149,394	5,855,782
3.50%, 12/1/2028	SEK	42,997,289	8,202,661
0.25%, 6/1/2022	SEK	34,121,537	4,509,652
1.00%, 6/1/2025	SEK	27,842,184	4,039,666
0.13%, 6/1/2019	SEK	24,286,370	3,045,159
0.13%, 6/1/2026	SEK	18,360,052	2,498,766

			28,151,686

TURKEY — 4.6%
Turkey Government Bond:
1.00%, 5/3/2023	TRY	6,337,090	2,034,903
2.00%, 10/26/2022	TRY	11,377,247	3,911,701

2.00%, 9/18/2024	TRY	7,045,934	2,412,963
2.00%, 4/16/2025	TRY	7,289,038	2,490,387
2.40%, 5/8/2024	TRY	1,988,595	701,349
2.70%, 1/14/2026	TRY	997,636	361,670
2.80%, 11/8/2023	TRY	6,992,660	2,529,920
3.00%, 1/6/2021	TRY	7,576,210	2,727,873
3.00%, 7/21/2021	TRY	1,812,036	654,517
3.00%, 2/23/2022	TRY	12,025,983	4,360,576
3.00%, 8/2/2023	TRY	2,691,202	985,178
3.50%, 2/20/2019	TRY	6,036,510	2,175,801
4.00%, 4/1/2020	TRY	8,598,142	3,186,125

			28,532,963

UNITED KINGDOM — 22.5%
United Kingdom Gilt Inflation Linked:
0.13%, 11/22/2019	GBP	3,102,687	4,502,671
0.13%, 3/22/2024	GBP	3,383,580	5,190,514
0.13%, 3/22/2026	GBP	405,032	630,414
0.13%, 3/22/2029	GBP	3,412,976	5,520,209
0.13%, 3/22/2044	GBP	2,587,776	5,097,126
0.13%, 3/22/2046	GBP	1,520,940	3,068,845
0.13%, 3/22/2058	GBP	1,649,739	4,088,510
0.13%, 11/22/2065	GBP	301,101	851,215
0.13%, 3/22/2068	GBP	1,779,734	5,265,184
0.25%, 3/22/2052	GBP	2,807,740	6,462,706
0.38%, 3/22/2062	GBP	2,770,975	8,023,995
0.50%, 3/22/2050	GBP	3,429,664	8,127,739
0.63%, 3/22/2040	GBP	2,535,162	5,236,670
0.63%, 11/22/2042	GBP	2,645,103	5,718,646
0.75%, 3/22/2034	GBP	2,988,388	5,682,250
0.75%, 11/22/2047	GBP	3,459,748	8,345,901
1.13%, 11/22/2037	GBP	1,615,579	3,488,066
1.25%, 11/22/2017	GBP	1,619,137	2,271,132
1.25%, 11/22/2027	GBP	2,828,507	5,047,213
1.25%, 11/22/2032	GBP	3,220,083	6,405,242
1.25%, 11/22/2055	GBP	3,195,977	10,119,898
1.88%, 11/22/2022	GBP	4,702,663	7,902,682
2.00%, 1/26/2035	GBP	3,629,119	8,185,412
2.50%, 4/16/2020	GBP	3,133,822	4,927,595
2.50%, 7/17/2024	GBP	864,511	1,551,870
4.13%, 7/22/2030	GBP	2,884,530	7,092,026

			138,803,731

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $597,446,859)			613,499,961

	Shares

SHORT-TERM INVESTMENT — 0.0% (b)
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (c) (d) (Cost $172,858)		172,858	172,858

TOTAL INVESTMENTS — 99.4%
(Cost $597,619,717)			613,672,819
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.6%			3,769,892

NET ASSETS — 100.0%			$617,442,711

See accompanying notes to financial statements.

338

SPDR Citi International Government Inflation-Protected Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

(a)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 1.5% of net assets as of June 30, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Amount is less than 0.05% of net assets.
(c)	The rate shown is the annualized seven-day yield at June 30, 2016.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CLP — Chilean Peso

EUR — Euro

GBP — British Pound

ILS — Israeli New Shekel

JPY — Japanese Yen

KRW — South Korean Won

MXN — Mexican Peso

SEK — Swedish Krona

TRY — Turkish New Lira

ZAR — South African Rand

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Foreign Government Obligations
Australia	$—	$27,570,986	$—	$27,570,986
Brazil	—	28,653,592	—	28,653,592
Canada	—	28,068,202	—	28,068,202
Chile	—	28,238,527	—	28,238,527
France	—	81,197,249	—	81,197,249
Germany	—	28,101,861	—	28,101,861
Israel	—	27,795,542	—	27,795,542
Italy.	—	56,316,773	—	56,316,773
Japan	—	27,385,202	—	27,385,202
Mexico	—	28,860,321	—	28,860,321
South Africa	—	28,428,890	—	28,428,890
South Korea	—	27,394,436	—	27,394,436
Sweden	—	28,151,686	—	28,151,686
Turkey	—	28,532,963	—	28,532,963
United Kingdom	—	138,803,731	—	138,803,731
Short-Term Investment	172,858	—	—	172,858

TOTAL INVESTMENTS	$172,858	$613,499,961	$—	$613,672,819

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	805,356	$805,356	65,104,643	65,737,141	172,858	$172,858	$1,347	$—

See accompanying notes to financial statements.

339

SPDR Barclays Short Term International Treasury Bond ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Principal Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS — 97.8%
AUSTRALIA — 4.5%
Australia Government Bond:
3.25%, 10/21/2018	AUD	2,250,000	$1,737,878
4.25%, 7/21/2017	AUD	2,125,000	1,625,775
5.25%, 3/15/2019	AUD	3,135,000	2,561,289
5.50%, 1/21/2018	AUD	2,950,000	2,327,472

			8,252,414

AUSTRIA — 4.0%
Austria Government Bond:
1.15%, 10/19/2018 (a)	EUR	1,340,000	1,546,433
4.30%, 9/15/2017 (a)	EUR	1,000,000	1,175,429
4.35%, 3/15/2019 (a)	EUR	1,500,000	1,886,059
4.65%, 1/15/2018 (a)	EUR	2,285,000	2,741,301

			7,349,222

BELGIUM — 3.9%
Belgium Government Bond:
1.25%, 6/22/2018	EUR	1,400,000	1,611,925
4.00%, 3/28/2018 (a)	EUR	2,100,000	2,518,793
4.00%, 3/28/2019	EUR	1,400,000	1,752,109
5.50%, 9/28/2017 (a)	EUR	1,000,000	1,194,524

			7,077,351

CANADA — 4.6%
Canadian Government Bond:
0.25%, 11/1/2017	CAD	1,695,000	1,300,401
0.25%, 5/1/2018	CAD	1,150,000	881,180
0.50%, 8/1/2018	CAD	520,000	400,260
1.25%, 8/1/2017	CAD	1,500,000	1,163,883
1.25%, 2/1/2018	CAD	1,475,000	1,148,653
1.25%, 3/1/2018	CAD	850,000	662,400
1.25%, 9/1/2018	CAD	550,000	430,221
1.50%, 9/1/2017	CAD	1,075,000	836,989
1.75%, 3/1/2019	CAD	800,000	636,144
4.25%, 6/1/2018	CAD	1,050,000	865,613

			8,325,744

CHILE — 0.1%
Bonos del Banco Central de Chile en Pesos:
6.00%, 3/1/2018	CLP	45,000,000	70,348
6.00%, 6/1/2018	CLP	40,000,000	62,870

			133,218

CZECH REPUBLIC — 1.0%
Czech Republic Government Bond:
Zero Coupon, 11/9/2017	CZK	8,800,000	361,381
Zero Coupon, 1/22/2018	CZK	6,150,000	252,653
0.85%, 3/17/2018	CZK	6,090,000	253,901
4.60%, 8/18/2018	CZK	10,000,000	451,231
5.00%, 4/11/2019	CZK	11,400,000	533,577

			1,852,743

DENMARK — 1.1%
Denmark Government Bond:
0.25%, 11/15/2018	DKK	5,225,000	794,377
4.00%, 11/15/2017	DKK	7,100,000	1,127,224

			1,921,601

FINLAND — 0.9%
Finland Government Bond:
1.13%, 9/15/2018 (a)	EUR	600,000	691,474
3.88%, 9/15/2017 (a)	EUR	840,000	983,318

			1,674,792

FRANCE — 5.6%
France Government Bond OAT:
Zero Coupon, 2/25/2018	EUR	700,000	784,664
Zero Coupon, 2/25/2019	EUR	350,000	394,236
1.00%, 5/25/2018	EUR	1,200,000	1,372,056
1.00%, 11/25/2018	EUR	700,000	806,205
1.00%, 5/25/2019	EUR	830,000	962,660
4.00%, 4/25/2018	EUR	1,100,000	1,322,990
4.25%, 10/25/2017	EUR	1,170,000	1,381,891
4.25%, 10/25/2018	EUR	1,000,000	1,234,636
4.25%, 4/25/2019	EUR	1,000,000	1,260,921
French Treasury Note
1.00%, 7/25/2017	EUR	685,000	773,351

			10,293,610

GERMANY — 5.1%
Bundesrepublik Deutschland 4.25%, 7/4/2017	EUR	600,000	699,458
Federal Republic of Germany:
Zero Coupon, 9/15/2017	EUR	540,000	604,598
Zero Coupon, 12/15/2017	EUR	400,000	448,605
Zero Coupon, 3/16/2018	EUR	425,000	477,457
Zero Coupon, 6/15/2018	EUR	300,000	337,567
0.25%, 4/13/2018	EUR	550,000	620,935
0.50%, 10/13/2017	EUR	800,000	901,682
0.50%, 2/23/2018	EUR	600,000	679,281
0.50%, 4/12/2019	EUR	550,000	630,917
1.00%, 10/12/2018	EUR	550,000	634,173
1.00%, 2/22/2019	EUR	600,000	696,166
3.75%, 1/4/2019	EUR	750,000	926,150
4.00%, 1/4/2018	EUR	700,000	832,824
4.25%, 7/4/2018	EUR	650,000	793,573

			9,283,386

HONG KONG — 0.3%
Hong Kong Government Bond 0.27%, 12/18/2017	HKD	200,000	25,733
Hong Kong Government Bond Programme:
0.61%, 2/5/2018	HKD	1,000,000	129,277
0.83%, 11/6/2017	HKD	800,000	103,668
1.47%, 2/20/2019	HKD	1,850,000	243,864

			502,542

IRELAND — 2.1%
Ireland Government Bond:
4.50%, 10/18/2018	EUR	1,830,000	2,258,867
5.50%, 10/18/2017	EUR	1,285,000	1,535,611

			3,794,478

ISRAEL — 1.4%
Israel Government Bond:
0.50%, 10/31/2018	ILS	2,030,000	530,308
1.25%, 10/31/2017	ILS	1,165,000	307,142

See accompanying notes to financial statements.

340

SPDR Barclays Short Term International Treasury Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount		Value

2.25%, 5/31/2019	ILS	1,750,000	$479,131
4.00%, 1/31/2018	ILS	2,050,000	564,969
6.00%, 2/28/2019	ILS	2,400,000	717,290

			2,598,840

ITALY — 5.9%
Italy Buoni Poliennali Del Tesoro 3.50%, 6/1/2018	EUR	600,000	711,906
Italy Certificati di Credito del Tesoro:
Zero Coupon, 8/30/2017	EUR	500,000	556,425
Zero Coupon, 3/28/2018	EUR	125,000	139,062
Republic of Italy:
0.10%, 4/15/2019	EUR	100,000	111,393
0.25%, 5/15/2018	EUR	500,000	558,698
0.30%, 10/15/2018	EUR	650,000	727,677
0.75%, 1/15/2018	EUR	400,000	449,984
2.50%, 5/1/2019	EUR	500,000	594,410
3.50%, 11/1/2017	EUR	600,000	698,614
3.50%, 12/1/2018	EUR	800,000	964,564
4.25%, 2/1/2019	EUR	900,000	1,109,969
4.50%, 2/1/2018	EUR	750,000	893,430
4.50%, 8/1/2018	EUR	800,000	972,758
4.50%, 3/1/2019	EUR	800,000	995,508
5.25%, 8/1/2017	EUR	1,050,000	1,234,340

			10,718,738

JAPAN — 22.9%
Government of Japan 2 Year Bond:
0.10%, 7/15/2017	JPY	100,000,000	979,023
0.10%, 8/15/2017	JPY	100,000,000	979,199
0.10%, 9/15/2017	JPY	150,000,000	1,469,251
0.10%, 10/15/2017	JPY	100,000,000	979,842
0.10%, 11/15/2017	JPY	100,000,000	980,174
0.10%, 12/15/2017	JPY	150,000,000	1,470,787
0.10%, 1/15/2018	JPY	115,000,000	1,127,838
0.10%, 2/15/2018	JPY	100,000,000	981,061
0.10%, 3/15/2018	JPY	100,000,000	981,450
0.10%, 4/15/2018	JPY	135,000,000	1,325,353
0.10%, 5/15/2018	JPY	120,000,000	1,178,489
Government of Japan 5 Year Bond:
0.10%, 12/20/2017	JPY	100,000,000	980,437
0.10%, 3/20/2018	JPY	100,000,000	981,382
0.20%, 9/20/2017	JPY	200,000,000	1,961,497
0.20%, 12/20/2017	JPY	150,000,000	1,472,804
0.20%, 9/20/2018	JPY	200,000,000	1,970,952
0.20%, 12/20/2018	JPY	200,000,000	1,973,818
0.20%, 3/20/2019	JPY	200,000,000	1,976,275
0.30%, 3/20/2018	JPY	100,000,000	984,735
0.30%, 6/20/2018	JPY	200,000,000	1,972,259
0.30%, 9/20/2018	JPY	100,000,000	987,650
0.40%, 3/20/2018	JPY	100,000,000	986,412
0.40%, 6/20/2018	JPY	100,000,000	988,108
Government of Japan 10 Year Bond:
1.30%, 12/20/2018	JPY	200,000,000	2,026,182
1.30%, 3/20/2019	JPY	150,000,000	1,525,777
1.40%, 3/20/2018	JPY	100,000,000	1,003,090
1.40%, 12/20/2018	JPY	150,000,000	1,523,263

1.50%, 12/20/2017	JPY	150,000,000	1,500,716
1.50%, 6/20/2018	JPY	100,000,000	1,009,231
1.50%, 9/20/2018	JPY	150,000,000	1,520,221
1.50%, 3/20/2019	JPY	100,000,000	1,022,507
1.70%, 9/20/2017	JPY	100,000,000	998,587

			41,818,370

LATVIA — 0.1%
Latvia Government International Bond 5.50%, 3/5/2018	EUR	75,000	91,268

LITHUANIA — 0.1%
Lithuania Government International Bond 4.85%, 2/7/2018	EUR	200,000	239,607

MALAYSIA — 2.4%
Malaysia Government Bond:
3.31%, 10/31/2017	MYR	2,000,000	499,849
3.58%, 9/28/2018	MYR	2,300,000	578,370
3.76%, 3/15/2019	MYR	2,700,000	680,033
4.01%, 9/15/2017	MYR	2,000,000	502,782
Malaysia Government Investment Issue:
3.31%, 8/30/2017	MYR	2,000,000	498,125
3.51%, 5/15/2018	MYR	2,250,000	563,083
3.56%, 4/30/2019	MYR	1,000,000	249,268
3.68%, 11/23/2017	MYR	2,000,000	501,145
3.87%, 8/30/2018	MYR	1,150,000	289,788

			4,362,443

MEXICO — 2.5%
Mexican Bonos:
4.75%, 6/14/2018	MXN	27,000,000	1,460,712
7.75%, 12/14/2017	MXN	16,700,000	948,188
8.50%, 12/13/2018	MXN	36,200,000	2,120,086

			4,528,986

NETHERLANDS — 4.5%
Kingdom of Netherlands:
Zero Coupon, 4/15/2018 (a)	EUR	1,450,000	1,628,002
1.25%, 1/15/2018 (a)	EUR	1,530,000	1,749,123
1.25%, 1/15/2019 (a)	EUR	1,600,000	1,860,849
4.00%, 7/15/2018 (a)	EUR	1,375,000	1,671,277
4.50%, 7/15/2017 (a)	EUR	1,150,000	1,344,966

			8,254,217

NEW ZEALAND — 1.3%
New Zealand Government Bond:
5.00%, 3/15/2019	NZD	1,700,000	1,304,496
6.00%, 12/15/2017	NZD	1,465,000	1,101,944

			2,406,440

NORWAY — 0.7%
Norway Government Bond
4.50%, 5/22/2019 (a)	NOK	9,620,000	1,282,084

POLAND — 1.8%
Poland Government Bond:
Zero Coupon, 7/25/2017	PLN	1,800,000	446,530
Zero Coupon, 10/25/2018	PLN	1,800,000	436,946
2.50%, 7/25/2018	PLN	3,350,000	859,878

See accompanying notes to financial statements.

341

SPDR Barclays Short Term International Treasury Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount		Value

3.75%, 4/25/2018	PLN	2,970,000	$777,335
5.25%, 10/25/2017	PLN	3,200,000	845,102

			3,365,791

SINGAPORE — 1.1%
Singapore Government Bond:
0.50%, 4/1/2018	SGD	925,000	680,908
1.38%, 10/1/2017	SGD	1,145,000	856,266
4.00%, 9/1/2018	SGD	575,000	454,480

			1,991,654

SLOVAKIA — 0.4%
Slovakia Government Bond 1.50%, 11/28/2018	EUR	590,000	681,338

SLOVENIA — 0.3%
Slovenia Government Bond:
1.75%, 10/9/2017	EUR	100,000	113,521
4.38%, 2/6/2019	EUR	150,000	186,211
Slovenia Government International Bond 4.00%, 3/22/2018	EUR	200,000	238,214

			537,946

SOUTH AFRICA — 0.5%
South Africa Government Bond:
8.00%, 12/21/2018	ZAR	6,150,000	420,564
8.25%, 9/15/2017	ZAR	7,430,000	511,349

			931,913

SOUTH KOREA — 4.6%
Korea Monetary Stabilization Bond Series 1710, 1.56%, 10/2/2017	KRW	650,000,000	566,410
Korea Treasury Bond:
1.50%, 6/10/2019	KRW	1,000,000,000	874,331
1.63%, 6/10/2018	KRW	1,000,000,000	873,930
1.75%, 12/10/2018	KRW	1,100,000,000	966,415
2.00%, 12/10/2017	KRW	2,110,000,000	1,851,220
3.13%, 3/10/2019	KRW	1,025,000,000	933,278
3.25%, 9/10/2018	KRW	1,000,000,000	905,257
5.50%, 9/10/2017	KRW	1,650,000,000	1,502,240

			8,473,081

SPAIN — 4.5%
Kingdom of Spain:
0.25%, 4/30/2018	EUR	930,000	1,040,769
0.25%, 1/31/2019	EUR	475,000	532,049
0.50%, 10/31/2017	EUR	800,000	896,669
2.75%, 4/30/2019	EUR	1,000,000	1,198,492
3.75%, 10/31/2018	EUR	1,000,000	1,211,435
4.10%, 7/30/2018 (a)	EUR	900,000	1,087,932
4.50%, 1/31/2018	EUR	965,000	1,150,970
5.50%, 7/30/2017 (a)	EUR	960,000	1,131,752

			8,250,068

SWEDEN — 1.5%
Kingdom of Sweden:
3.75%, 8/12/2017	SEK	8,820,000	1,092,665
4.25%, 3/12/2019	SEK	12,640,000	1,689,715

			2,782,380

SWITZERLAND — 1.0%
Switzerland Government Bond:
3.00%, 1/8/2018	CHF	900,000	981,390
3.00%, 5/12/2019	CHF	660,000	758,438

			1,739,828

THAILAND — 1.4%
Thailand Government Bond:
2.80%, 10/10/2017	THB	16,500,000	476,807
3.45%, 3/8/2019	THB	23,800,000	710,125
3.88%, 6/13/2019	THB	25,000,000	758,305
5.13%, 3/13/2018	THB	15,000,000	452,229
5.63%, 1/12/2019	THB	6,700,000	209,620

			2,607,086

TURKEY — 1.2%
Turkey Government Bond:
6.30%, 2/14/2018	TRY	1,520,000	510,869
8.30%, 6/20/2018	TRY	2,060,000	712,420
8.80%, 11/14/2018	TRY	1,900,000	662,537
10.40%, 3/27/2019	TRY	1,000,000	362,005

			2,247,831

UNITED KINGDOM — 4.5%
United Kingdom Treasury Bond:
1.00%, 9/7/2017	GBP	1,685,000	2,273,456
1.25%, 7/22/2018	GBP	1,300,000	1,775,875
4.50%, 3/7/2019	GBP	1,280,000	1,914,125
5.00%, 3/7/2018	GBP	1,340,000	1,939,776
8.75%, 8/25/2017	GBP	200,000	293,946

			8,197,178

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $174,023,134)			178,568,188

SHORT-TERM INVESTMENT — 1.0%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (b) (c) (Cost $1,750,470)			1,750,470

TOTAL INVESTMENTS — 98.8%
(Cost $175,773,604)			180,318,658
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.2%			2,241,188

NET ASSETS — 100.0%			$182,559,846

(a)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 13.4% of net assets as of June 30, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(c)	The rate shown is the annualized seven-day yield at June 30, 2016.

See accompanying notes to financial statements.

342

SPDR Barclays Short Term International Treasury Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

At June 30, 2016, open forward foreign currency contracts were as follows:

Counterparty	Amount Sold	Amount Bought	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
Bank of America, N.A.	USD 1,290,055	RUB 87,000,000	06/30/2016	$76,286
Bank of America, N.A.	USD 281,315	RUB 19,000,000	06/30/2016	17,081
Bank of America, N.A.	RUB 106,000,000	USD 1,619,433	06/30/2016	(45,303)
Bank of America, N.A.	USD 1,607,035	RUB 106,000,000	07/29/2016	41,810

				$89,874

During the year ended June 30, 2016, average notional value related to foreign currency exchange contracts was $2,016,874 or 1% of net assets.

RUB — Russian ruble

USD — U.S. dollar

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

CLP — Chilean Peso

CZK — Czech Koruna

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

ILS — Israeli New Shekel

JPY — Japanese Yen

KRW — South Korean Won

MXN — Mexican Peso

MYR — Malaysian Ringgit

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLN — Polish Zloty

RUB — Russian Ruble

SEK — Swedish Krona

SGD — Singapore Dollar

THB — Thai Baht

TRY — Turkish New Lira

USD — U.S. Dollar

ZAR — South African Rand

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Foreign Government Obligations
Australia	$—	$8,252,414	$—	$8,252,414
Austria	—	7,349,222	—	7,349,222
Belgium	—	7,077,351	—	7,077,351
Canada	—	8,325,744	—	8,325,744
Chile	—	133,218	—	133,218
Czech Republic	—	1,852,743	—	1,852,743
Denmark	—	1,921,601	—	1,921,601
Finland	—	1,674,792	—	1,674,792
France	—	10,293,610	—	10,293,610
Germany	—	9,283,386	—	9,283,386
Hong Kong	—	502,542	—	502,542

See accompanying notes to financial statements.

343

SPDR Barclays Short Term International Treasury Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Ireland	$—	$3,794,478	$—	$3,794,478
Israel	—	2,598,840	—	2,598,840
Italy	—	10,718,738	—	10,718,738
Japan	—	41,818,370	—	41,818,370
Latvia	—	91,268	—	91,268
Lithuania	—	239,607	—	239,607
Malaysia	—	4,362,443	—	4,362,443
Mexico	—	4,528,986	—	4,528,986
Netherlands	—	8,254,217	—	8,254,217
New Zealand	—	2,406,440	—	2,406,440
Norway	—	1,282,084	—	1,282,084
Poland	—	3,365,791	—	3,365,791
Singapore	—	1,991,654	—	1,991,654
Slovakia	—	681,338	—	681,338
Slovenia	—	537,946	—	537,946
South Africa	—	931,913	—	931,913
South Korea	—	8,473,081	—	8,473,081
Spain	—	8,250,068	—	8,250,068
Sweden	—	2,782,380	—	2,782,380
Switzerland	—	1,739,828	—	1,739,828
Thailand	—	2,607,086	—	2,607,086
Turkey	—	2,247,831	—	2,247,831
United Kingdom	—	8,197,178	—	8,197,178
Short-Term Investment	1,750,470	—	—	1,750,470

TOTAL INVESTMENTS	$1,750,470	$178,568,188	$—	$180,318,658

OTHER FINANCIAL INSTRUMENTS:
Forward Foreign Currency Exchange Contracts (a)	—	135,177	—	135,177

TOTAL INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	$1,750,470	$178,703,365	$—	$180,453,835

LIABILITIES:
OTHER FINANCIAL INSTRUMENTS:
Forward Foreign Currency Exchange Contracts (a)	—	(45,303)	—	(45,303)

TOTAL OTHER FINANCIAL INSTRUMENTS	$—	$(45,303)	$—	$(45,303)

(a)	Forward Foreign Currency Exchange Contracts are valued at unrealized appreciation (depreciation).

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	2,234,629	$2,234,629	16,261,891	16,746,050	1,750,470	$1,750,470	$5,166	$—

See accompanying notes to financial statements.

344

SPDR Barclays International Treasury Bond ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Principal Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS — 98.4%
AUSTRALIA — 4.2%
Australia Government Bond:
1.75%, 11/21/2020	AUD	5,300,000	$3,971,510
2.25%, 5/21/2028	AUD	1,500,000	1,128,825
2.75%, 10/21/2019	AUD	5,350,000	4,135,832
2.75%, 4/21/2024	AUD	4,950,000	3,911,450
2.75%, 11/21/2027	AUD	2,350,000	1,866,891
2.75%, 6/21/2035	AUD	1,350,000	1,037,981
3.25%, 10/21/2018	AUD	3,835,000	2,962,115
3.25%, 4/21/2025	AUD	5,100,000	4,194,211
3.25%, 4/21/2029	AUD	2,525,000	2,099,096
3.25%, 6/21/2039	AUD	1,200,000	980,339
3.75%, 4/21/2037	AUD	1,800,000	1,592,250
4.25%, 7/21/2017	AUD	5,425,000	4,150,508
4.25%, 4/21/2026	AUD	7,500,000	6,705,571
4.50%, 4/15/2020	AUD	5,000,000	4,123,915
4.50%, 4/21/2033	AUD	2,000,000	1,925,795
4.75%, 4/21/2027	AUD	5,275,000	4,956,714
5.25%, 3/15/2019	AUD	4,500,000	3,676,492
5.50%, 1/21/2018	AUD	4,355,000	3,435,980
5.50%, 4/21/2023	AUD	4,200,000	3,860,801
5.75%, 5/15/2021	AUD	4,700,000	4,167,767
5.75%, 7/15/2022	AUD	5,725,000	5,235,520

			70,119,563

AUSTRIA — 3.4%
Austria Government Bond:
0.25%, 10/18/2019 (a)	EUR	1,750,000	1,991,521
0.75%, 10/20/2026 (a)	EUR	1,550,000	1,816,446
1.15%, 10/19/2018 (a)	EUR	1,975,000	2,279,257
1.20%, 10/20/2025 (a)	EUR	2,200,000	2,707,156
1.50%, 2/20/2047 (a)	EUR	650,000	847,266
1.65%, 10/21/2024 (a)	EUR	1,850,000	2,351,353
1.75%, 10/20/2023 (a)	EUR	1,750,000	2,228,472
1.95%, 6/18/2019 (a)	EUR	1,500,000	1,787,157
2.40%, 5/23/2034 (a)	EUR	1,250,000	1,821,146
3.15%, 6/20/2044 (a)	EUR	1,450,000	2,572,976
3.40%, 11/22/2022 (a)	EUR	2,150,000	2,957,167
3.50%, 9/15/2021 (a)	EUR	4,200,000	5,611,671
3.65%, 4/20/2022 (a)	EUR	1,800,000	2,464,017
3.80%, 1/26/2062 (a)	EUR	650,000	1,441,716
3.90%, 7/15/2020 (a)	EUR	2,750,000	3,597,375
4.15%, 3/15/2037 (a)	EUR	2,725,000	5,098,883
4.30%, 9/15/2017 (a)	EUR	2,770,000	3,255,938
4.35%, 3/15/2019 (a)	EUR	2,350,000	2,954,825
4.65%, 1/15/2018 (a)	EUR	2,600,000	3,119,205
4.85%, 3/15/2026 (a)	EUR	1,850,000	3,007,876
6.25%, 7/15/2027	EUR	1,520,000	2,807,538

			56,718,961

BELGIUM — 4.6%
Belgium Government Bond:
0.20%, 10/22/2023 (a)	EUR	1,000,000	1,137,388
0.80%, 6/22/2025 (a)	EUR	2,800,000	3,305,358
1.00%, 6/22/2026 (a)	EUR	1,700,000	2,031,284
1.00%, 6/22/2031 (a)	EUR	900,000	1,064,707
1.25%, 6/22/2018	EUR	2,075,000	2,389,102
1.60%, 6/22/2047 (a)	EUR	650,000	828,020
1.90%, 6/22/2038 (a)	EUR	700,000	948,684

2.15%, 6/22/2066 (a)	EUR	550,000	764,761
2.25%, 6/22/2023	EUR	2,430,000	3,167,751
2.60%, 6/22/2024 (a)	EUR	2,525,000	3,401,292
3.00%, 9/28/2019	EUR	2,175,000	2,696,433
3.00%, 6/22/2034 (a)	EUR	1,600,000	2,494,030
3.75%, 9/28/2020 (a)	EUR	3,250,000	4,270,153
3.75%, 6/22/2045	EUR	1,500,000	2,862,130
4.00%, 3/28/2018 (a)	EUR	2,775,000	3,328,406
4.00%, 3/28/2019	EUR	3,400,000	4,255,123
4.00%, 3/28/2022	EUR	3,275,000	4,558,631
4.00%, 3/28/2032	EUR	1,400,000	2,373,830
4.25%, 9/28/2021 (a)	EUR	3,400,000	4,707,537
4.25%, 9/28/2022	EUR	2,690,000	3,848,393
4.25%, 3/28/2041 (a)	EUR	2,750,000	5,405,402
4.50%, 3/28/2026 (a)	EUR	1,800,000	2,852,025
5.00%, 3/28/2035 (a)	EUR	3,300,000	6,494,855
5.50%, 9/28/2017 (a)	EUR	1,500,000	1,791,786
5.50%, 3/28/2028	EUR	3,000,000	5,337,523

			76,314,604

CANADA — 4.5%
Canada Government International Bond 2.75%, 12/1/2064	CAD	750,000	778,846
Canadian Government Bond:
0.25%, 11/1/2017	CAD	3,325,000	2,550,933
0.25%, 5/1/2018	CAD	2,550,000	1,953,920
0.50%, 8/1/2018	CAD	3,500,000	2,694,059
0.75%, 9/1/2020	CAD	2,825,000	2,192,828
0.75%, 3/1/2021	CAD	3,800,000	2,949,704
0.75%, 9/1/2021	CAD	2,000,000	1,549,796
1.25%, 8/1/2017	CAD	6,000,000	4,655,532
1.25%, 2/1/2018	CAD	4,250,000	3,309,679
1.25%, 3/1/2018	CAD	2,300,000	1,792,378
1.25%, 9/1/2018	CAD	2,350,000	1,838,219
1.50%, 9/1/2017	CAD	2,000,000	1,557,188
1.50%, 3/1/2020	CAD	2,400,000	1,911,739
1.50%, 6/1/2023	CAD	3,150,000	2,544,692
1.50%, 6/1/2026	CAD	3,050,000	2,444,556
1.75%, 3/1/2019	CAD	2,300,000	1,828,914
1.75%, 9/1/2019	CAD	2,200,000	1,758,069
2.25%, 6/1/2025	CAD	2,750,000	2,352,227
2.50%, 6/1/2024	CAD	3,250,000	2,817,743
2.75%, 6/1/2022	CAD	2,800,000	2,413,537
2.75%, 12/1/2048	CAD	2,400,000	2,318,263
3.25%, 6/1/2021	CAD	2,350,000	2,042,077
3.50%, 6/1/2020	CAD	2,500,000	2,144,183
3.50%, 12/1/2045	CAD	3,250,000	3,531,031
3.75%, 6/1/2019	CAD	3,525,000	2,966,244
4.00%, 6/1/2041	CAD	3,300,000	3,700,132
4.25%, 6/1/2018	CAD	2,150,000	1,772,446
5.00%, 6/1/2037	CAD	3,150,000	3,823,610
5.75%, 6/1/2029	CAD	2,300,000	2,683,794
5.75%, 6/1/2033	CAD	2,700,000	3,355,301
8.00%, 6/1/2027	CAD	1,000,000	1,307,584

			75,539,224

CHILE — 0.1%
Bonos del Banco Central de Chile en Pesos:
4.50%, 4/1/2020	CLP	110,000,000	169,201

See accompanying notes to financial statements.

345

SPDR Barclays International Treasury Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount		Value

4.50%, 6/1/2020	CLP	185,000,000	$284,756
6.00%, 3/1/2022	CLP	285,000,000	471,354
Chile Government International Bond 5.50%, 8/5/2020	CLP	175,000,000	279,629

			1,204,940

CZECH REPUBLIC — 0.6%
Czech Republic Government Bond:
Zero Coupon, 11/9/2017	CZK	13,880,000	569,997
Zero Coupon, 1/22/2018	CZK	18,400,000	755,907
0.45%, 10/25/2023	CZK	6,000,000	250,764
0.85%, 3/17/2018	CZK	9,730,000	405,658
0.95%, 5/15/2030	CZK	3,000,000	126,065
1.00%, 6/26/2026	CZK	4,000,000	173,089
1.50%, 10/29/2019	CZK	15,000,000	645,624
2.40%, 9/17/2025	CZK	8,500,000	412,982
2.50%, 8/25/2028	CZK	11,500,000	575,298
3.75%, 9/12/2020	CZK	12,400,000	588,530
3.85%, 9/29/2021	CZK	18,700,000	917,825
4.20%, 12/4/2036	CZK	5,300,000	341,879
4.60%, 8/18/2018	CZK	15,200,000	685,871
4.70%, 9/12/2022	CZK	14,070,000	741,369
4.85%, 11/26/2057	CZK	3,000,000	227,368
5.00%, 4/11/2019	CZK	19,000,000	889,295
5.70%, 5/25/2024	CZK	18,000,000	1,054,906

			9,362,427

DENMARK — 1.5%
Denmark Government Bond:
0.25%, 11/15/2018	DKK	9,980,000	1,517,299
1.50%, 11/15/2023	DKK	13,535,000	2,267,951
1.75%, 11/15/2025	DKK	17,435,000	3,007,131
3.00%, 11/15/2021	DKK	20,200,000	3,557,846
4.00%, 11/15/2017	DKK	13,500,000	2,143,313
4.00%, 11/15/2019	DKK	20,750,000	3,570,718
4.50%, 11/15/2039	DKK	27,645,000	7,818,604
7.00%, 11/10/2024	DKK	4,700,000	1,124,134

			25,006,996

FINLAND — 1.3%
Finland Government Bond:
0.38%, 9/15/2020 (a)	EUR	1,500,000	1,725,376
0.50%, 4/15/2026 (a)	EUR	1,075,000	1,234,264
0.75%, 4/15/2031 (a)	EUR	800,000	937,339
0.88%, 9/15/2025 (a)	EUR	1,000,000	1,190,049
1.13%, 9/15/2018 (a)	EUR	2,015,000	2,322,200
1.50%, 4/15/2023 (a)	EUR	1,100,000	1,365,500
1.63%, 9/15/2022 (a)	EUR	1,050,000	1,306,479
2.00%, 4/15/2024 (a)	EUR	1,115,000	1,441,039
2.63%, 7/4/2042 (a)	EUR	950,000	1,590,886
2.75%, 7/4/2028 (a)	EUR	1,000,000	1,447,918
3.38%, 4/15/2020 (a)	EUR	1,475,000	1,880,702
3.50%, 4/15/2021 (a)	EUR	1,125,000	1,486,046
3.88%, 9/15/2017 (a)	EUR	1,250,000	1,463,271
4.00%, 7/4/2025 (a)	EUR	1,150,000	1,737,982
4.38%, 7/4/2019 (a)	EUR	1,000,000	1,276,725

			22,405,776

FRANCE — 6.8%
France Government Bond OAT:
Zero Coupon, 2/25/2018	EUR	1,700,000	1,905,612
Zero Coupon, 2/25/2019	EUR	900,000	1,013,750
Zero Coupon, 5/25/2020	EUR	1,900,000	2,147,304
Zero Coupon, 5/25/2021	EUR	2,900,000	3,276,903
0.25%, 11/25/2020	EUR	1,300,000	1,485,791
0.50%, 11/25/2019	EUR	1,950,000	2,237,802
0.50%, 5/25/2025	EUR	2,150,000	2,478,518
0.50%, 5/25/2026	EUR	1,900,000	2,172,448
1.00%, 5/25/2018	EUR	1,900,000	2,172,422
1.00%, 11/25/2018	EUR	2,600,000	2,994,475
1.00%, 5/25/2019	EUR	1,700,000	1,971,713
1.00%, 11/25/2025	EUR	1,725,000	2,070,285
1.25%, 5/25/2036 (a)	EUR	1,000,000	1,212,735
1.50%, 5/25/2031	EUR	800,000	1,013,924
1.75%, 5/25/2023	EUR	2,250,000	2,835,297
1.75%, 11/25/2024	EUR	1,750,000	2,228,165
1.75%, 5/25/2066 (a)	EUR	750,000	974,027
2.25%, 10/25/2022	EUR	1,900,000	2,444,522
2.25%, 5/25/2024	EUR	1,300,000	1,710,655
2.50%, 10/25/2020	EUR	2,600,000	3,254,414
2.50%, 5/25/2030	EUR	2,400,000	3,411,749
2.75%, 10/25/2027	EUR	2,700,000	3,820,484
3.00%, 4/25/2022	EUR	2,850,000	3,776,479
3.25%, 10/25/2021	EUR	2,500,000	3,310,890
3.25%, 5/25/2045	EUR	1,100,000	1,938,333
3.50%, 4/25/2020	EUR	2,650,000	3,391,824
3.50%, 4/25/2026	EUR	2,500,000	3,685,958
3.75%, 10/25/2019	EUR	2,000,000	2,535,835
3.75%, 4/25/2021	EUR	2,500,000	3,334,292
4.00%, 4/25/2018	EUR	3,275,000	3,938,902
4.00%, 10/25/2038	EUR	1,750,000	3,236,935
4.00%, 4/25/2055	EUR	1,000,000	2,125,593
4.00%, 4/25/2060	EUR	600,000	1,311,745
4.25%, 10/25/2017	EUR	3,500,000	4,133,863
4.25%, 10/25/2018	EUR	2,000,000	2,469,272
4.25%, 4/25/2019	EUR	2,000,000	2,521,842
4.25%, 10/25/2023	EUR	3,000,000	4,415,571
4.50%, 4/25/2041	EUR	1,500,000	3,045,957
4.75%, 4/25/2035	EUR	1,800,000	3,463,584
5.50%, 4/25/2029	EUR	2,900,000	5,316,215
5.75%, 10/25/2032	EUR	1,500,000	3,038,088
6.00%, 10/25/2025	EUR	600,000	1,033,703
8.50%, 10/25/2019	EUR	400,000	577,427
8.50%, 4/25/2023	EUR	400,000	709,722
French Treasury Note 1.00%, 7/25/2017	EUR	1,000,000	1,128,980

			113,274,005

GERMANY — 4.5%
Bundesrepublik Deutschland:
3.50%, 7/4/2019	EUR	1,300,000	1,626,117
4.25%, 7/4/2017	EUR	1,200,000	1,398,916
4.75%, 7/4/2028	EUR	600,000	1,059,856
6.25%, 1/4/2024	EUR	200,000	334,938
Federal Republic of Germany:
Zero Coupon, 9/15/2017	EUR	850,000	951,682
Zero Coupon, 12/15/2017	EUR	775,000	869,173

See accompanying notes to financial statements.

346

SPDR Barclays International Treasury Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount		Value

Zero Coupon, 3/16/2018	EUR	1,625,000	$1,825,572
Zero Coupon, 6/15/2018	EUR	1,800,000	2,025,403
Zero Coupon, 4/17/2020	EUR	1,000,000	1,138,125
Zero Coupon, 4/9/2021	EUR	1,600,000	1,826,019
0.25%, 4/13/2018	EUR	1,000,000	1,128,972
0.25%, 10/11/2019	EUR	1,050,000	1,201,016
0.25%, 10/16/2020	EUR	1,250,000	1,440,599
0.50%, 10/13/2017	EUR	1,000,000	1,127,103
0.50%, 2/23/2018	EUR	1,040,000	1,177,421
0.50%, 4/12/2019	EUR	1,000,000	1,147,121
0.50%, 2/15/2025	EUR	1,500,000	1,777,503
0.50%, 2/15/2026	EUR	1,670,000	1,968,629
1.00%, 10/12/2018	EUR	1,000,000	1,153,041
1.00%, 2/22/2019	EUR	1,000,000	1,160,277
1.00%, 8/15/2024	EUR	1,200,000	1,477,594
1.00%, 8/15/2025	EUR	1,500,000	1,850,379
1.50%, 9/4/2022	EUR	900,000	1,124,591
1.50%, 2/15/2023	EUR	1,100,000	1,382,370
1.50%, 5/15/2023	EUR	1,500,000	1,891,758
1.50%, 5/15/2024	EUR	1,100,000	1,402,912
1.75%, 7/4/2022	EUR	1,500,000	1,895,641
1.75%, 2/15/2024	EUR	1,450,000	1,876,866
2.00%, 1/4/2022	EUR	1,000,000	1,267,883
2.00%, 8/15/2023	EUR	1,325,000	1,730,924
2.25%, 9/4/2020	EUR	1,000,000	1,246,819
2.25%, 9/4/2021	EUR	1,000,000	1,275,547
2.50%, 1/4/2021	EUR	1,100,000	1,395,967
2.50%, 7/4/2044	EUR	1,075,000	1,881,576
2.50%, 8/15/2046	EUR	1,050,000	1,874,945
3.00%, 7/4/2020	EUR	1,000,000	1,273,810
3.25%, 1/4/2020	EUR	1,250,000	1,581,103
3.25%, 7/4/2021	EUR	1,030,000	1,366,732
3.25%, 7/4/2042	EUR	1,100,000	2,115,332
3.75%, 1/4/2019	EUR	1,000,000	1,234,867
4.00%, 1/4/2018	EUR	2,000,000	2,379,498
4.00%, 1/4/2037	EUR	1,425,000	2,791,469
4.25%, 7/4/2018	EUR	1,090,000	1,330,760
4.25%, 7/4/2039	EUR	700,000	1,472,594
4.75%, 7/4/2034	EUR	1,550,000	3,145,872
4.75%, 7/4/2040	EUR	625,000	1,415,403
4.75%, 7/4/2040	EUR	200,000	452,929
5.50%, 1/4/2031	EUR	1,000,000	1,994,817
5.63%, 1/4/2028	EUR	900,000	1,668,925
6.25%, 1/4/2030	EUR	500,000	1,034,085
6.50%, 7/4/2027	EUR	450,000	871,722

			76,043,173

HONG KONG — 0.1%
Hong Kong Government Bond Programme:
0.61%, 2/5/2018	HKD	900,000	116,350
0.83%, 11/6/2017	HKD	1,400,000	181,419
0.91%, 11/5/2020	HKD	1,400,000	182,292
1.06%, 2/5/2020	HKD	1,800,000	235,776
1.10%, 1/17/2023	HKD	3,300,000	432,537
1.47%, 2/20/2019	HKD	3,350,000	441,591
2.22%, 8/7/2024	HKD	250,000	35,211
2.46%, 8/4/2021	HKD	750,000	104,954
2.93%, 1/13/2020	HKD	250,000	34,889

			1,765,019

IRELAND — 1.7%
Ireland Government Bond:
0.80%, 3/15/2022	EUR	2,475,000	2,876,576
1.00%, 5/15/2026	EUR	1,450,000	1,683,624
2.00%, 2/18/2045	EUR	1,200,000	1,567,452
2.40%, 5/15/2030	EUR	1,550,000	2,069,961
3.40%, 3/18/2024	EUR	1,750,000	2,398,823
3.90%, 3/20/2023	EUR	1,100,000	1,524,955
4.40%, 6/18/2019	EUR	1,820,000	2,305,079
4.50%, 10/18/2018	EUR	2,050,000	2,530,425
4.50%, 4/18/2020	EUR	1,650,000	2,161,405
5.00%, 10/18/2020	EUR	1,755,000	2,386,102
5.40%, 3/13/2025	EUR	2,100,000	3,306,039
5.50%, 10/18/2017	EUR	1,475,000	1,762,667
5.90%, 10/18/2019	EUR	1,900,000	2,537,967

			29,111,075

ISRAEL — 0.7%
Israel Government Bond:
0.50%, 10/31/2018	ILS	2,200,000	574,718
1.00%, 4/30/2021	ILS	1,400,000	367,581
1.25%, 10/31/2017	ILS	2,700,000	711,832
1.75%, 8/31/2025	ILS	2,850,000	747,802
2.25%, 5/31/2019	ILS	4,110,000	1,125,273
3.75%, 3/31/2024	ILS	5,175,000	1,577,250
4.00%, 1/31/2018	ILS	4,325,000	1,191,947
4.25%, 3/31/2023	ILS	4,400,000	1,369,423
5.00%, 1/31/2020	ILS	4,500,000	1,355,431
5.50%, 1/31/2022	ILS	1,700,000	551,744
5.50%, 1/31/2042	ILS	3,250,000	1,266,966
6.00%, 2/28/2019	ILS	1,150,000	343,701
6.25%, 10/30/2026	ILS	3,500,000	1,300,036

			12,483,704

ITALY — 6.5%
Italy Buoni Poliennali Del Tesoro:
0.45%, 6/1/2021	EUR	1,750,000	1,953,116
1.60%, 6/1/2026	EUR	1,650,000	1,877,258
2.25%, 9/1/2036 (a)	EUR	600,000	694,848
3.50%, 6/1/2018	EUR	1,300,000	1,542,462
3.75%, 8/1/2021	EUR	1,350,000	1,754,400
7.25%, 11/1/2026	EUR	400,000	694,324
Italy Certificati di Credito del Tesoro:
Zero Coupon, 8/30/2017	EUR	1,000,000	1,112,850
Zero Coupon, 3/28/2018	EUR	550,000	611,872
Republic of Italy:
0.10%, 4/15/2019	EUR	2,300,000	2,562,034
0.25%, 5/15/2018	EUR	1,175,000	1,312,939
0.30%, 10/15/2018	EUR	450,000	503,777
0.65%, 11/1/2020	EUR	1,000,000	1,131,280
0.70%, 5/1/2020	EUR	1,275,000	1,447,005
0.75%, 1/15/2018	EUR	1,150,000	1,293,705
1.05%, 12/1/2019	EUR	1,000,000	1,148,037
1.35%, 4/15/2022	EUR	1,400,000	1,625,975
1.45%, 9/15/2022	EUR	1,025,000	1,194,942
1.50%, 8/1/2019	EUR	1,100,000	1,277,014
1.50%, 6/1/2025	EUR	1,425,000	1,627,778
1.65%, 3/1/2032 (a)	EUR	1,250,000	1,376,327
2.00%, 12/1/2025	EUR	1,000,000	1,183,961
2.15%, 12/15/2021	EUR	1,450,000	1,757,212

See accompanying notes to financial statements.

347

SPDR Barclays International Treasury Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount		Value

2.50%, 5/1/2019	EUR	750,000	$891,615
2.50%, 12/1/2024	EUR	1,600,000	1,977,943
2.70%, 3/1/2047 (a)	EUR	750,000	895,670
3.25%, 9/1/2046 (a)	EUR	900,000	1,201,361
3.50%, 11/1/2017	EUR	1,250,000	1,455,447
3.50%, 12/1/2018	EUR	1,525,000	1,838,699
3.50%, 3/1/2030 (a)	EUR	1,400,000	1,909,818
3.75%, 3/1/2021	EUR	1,500,000	1,932,719
3.75%, 5/1/2021	EUR	1,000,000	1,291,870
3.75%, 9/1/2024	EUR	1,500,000	2,014,494
4.00%, 9/1/2020	EUR	1,500,000	1,930,719
4.00%, 2/1/2037	EUR	2,000,000	2,946,460
4.25%, 2/1/2019	EUR	1,750,000	2,158,272
4.25%, 9/1/2019	EUR	1,625,000	2,044,314
4.25%, 3/1/2020	EUR	1,500,000	1,919,969
4.50%, 2/1/2018	EUR	2,500,000	2,978,100
4.50%, 8/1/2018	EUR	1,975,000	2,401,496
4.50%, 3/1/2019	EUR	1,775,000	2,208,784
4.50%, 2/1/2020	EUR	1,250,000	1,607,558
4.50%, 5/1/2023	EUR	1,450,000	2,011,834
4.50%, 3/1/2024	EUR	1,875,000	2,624,660
4.50%, 3/1/2026	EUR	1,550,000	2,221,622
4.75%, 9/1/2021	EUR	1,850,000	2,512,666
4.75%, 8/1/2023 (a)	EUR	1,650,000	2,334,997
4.75%, 9/1/2028 (a)	EUR	1,950,000	2,929,020
4.75%, 9/1/2044 (a)	EUR	1,000,000	1,672,601
5.00%, 3/1/2022	EUR	1,750,000	2,429,012
5.00%, 3/1/2025 (a)	EUR	1,750,000	2,560,169
5.00%, 8/1/2034	EUR	1,600,000	2,605,967
5.00%, 8/1/2039	EUR	1,300,000	2,191,077
5.00%, 9/1/2040	EUR	1,350,000	2,274,263
5.25%, 8/1/2017	EUR	1,525,000	1,792,732
5.25%, 11/1/2029	EUR	1,750,000	2,782,340
5.50%, 9/1/2022	EUR	1,500,000	2,158,886
5.50%, 11/1/2022	EUR	1,500,000	2,164,393
5.75%, 2/1/2033	EUR	1,000,000	1,730,784
6.00%, 5/1/2031	EUR	1,450,000	2,512,655
6.50%, 11/1/2027	EUR	1,700,000	2,868,816

			109,666,918

JAPAN — 23.0%
Government of Japan 2 Year Bond:
0.10%, 8/15/2017	JPY	215,000,000	2,105,277
0.10%, 10/15/2017	JPY	450,000,000	4,409,289
0.10%, 11/15/2017	JPY	400,000,000	3,920,694
0.10%, 12/15/2017	JPY	80,000,000	784,420
0.10%, 1/15/2018	JPY	110,000,000	1,078,802
0.10%, 3/15/2018	JPY	300,000,000	2,944,351
0.10%, 5/15/2018	JPY	80,000,000	785,659
0.10%, 6/15/2018	JPY	100,000,000	982,386
Government of Japan 5 Year Bond:
0.10%, 12/20/2017	JPY	375,000,000	3,676,638
0.10%, 3/20/2018	JPY	440,000,000	4,318,082
0.10%, 6/20/2019	JPY	585,000,000	5,771,080
0.10%, 9/20/2019	JPY	200,000,000	1,975,144
0.10%, 12/20/2019	JPY	250,000,000	2,471,562
0.10%, 3/20/2020	JPY	450,000,000	4,453,636
0.10%, 6/20/2020	JPY	300,000,000	2,972,424

0.10%, 9/20/2020	JPY	200,000,000	1,983,936
0.10%, 12/20/2020	JPY	300,000,000	2,978,858
0.10%, 3/20/2021	JPY	580,000,000	5,765,344
0.20%, 9/20/2017	JPY	500,000,000	4,903,743
0.20%, 12/20/2017	JPY	350,000,000	3,436,544
0.20%, 9/20/2018	JPY	415,000,000	4,089,726
0.20%, 12/20/2018	JPY	400,000,000	3,947,636
0.20%, 3/20/2019	JPY	780,000,000	7,707,471
0.20%, 6/20/2019	JPY	500,000,000	4,947,120
0.20%, 9/20/2019	JPY	150,000,000	1,486,183
0.30%, 3/20/2018	JPY	330,000,000	3,249,627
0.30%, 6/20/2018	JPY	415,000,000	4,092,436
0.30%, 9/20/2018	JPY	160,000,000	1,580,240
0.40%, 3/20/2018	JPY	265,000,000	2,613,992
0.40%, 6/20/2018	JPY	200,000,000	1,976,216
Government of Japan 10 Year Bond:
0.10%, 3/20/2026	JPY	1,150,000,000	11,590,574
0.30%, 12/20/2024	JPY	325,000,000	3,329,389
0.30%, 12/20/2025	JPY	560,000,000	5,751,695
0.40%, 3/20/2025	JPY	600,000,000	6,203,236
0.40%, 6/20/2025	JPY	400,000,000	4,139,468
0.40%, 9/20/2025	JPY	465,000,000	4,816,256
0.50%, 9/20/2024	JPY	250,000,000	2,598,523
0.50%, 12/20/2024	JPY	224,950,000	2,342,471
0.60%, 3/20/2023	JPY	315,000,000	3,263,822
0.60%, 9/20/2023	JPY	450,000,000	4,682,123
0.60%, 12/20/2023	JPY	250,000,000	2,606,784
0.60%, 3/20/2024	JPY	275,000,000	2,871,296
0.60%, 6/20/2024	JPY	475,000,000	4,967,706
0.70%, 12/20/2022	JPY	300,000,000	3,120,801
0.80%, 9/20/2020	JPY	200,000,000	2,041,427
0.80%, 6/20/2022	JPY	199,950,000	2,081,495
0.80%, 9/20/2022	JPY	400,000,000	4,175,456
0.80%, 12/20/2022	JPY	300,000,000	3,140,101
0.80%, 6/20/2023	JPY	250,000,000	2,630,934
0.80%, 9/20/2023	JPY	375,000,000	3,955,722
0.90%, 3/20/2022	JPY	235,000,000	2,453,012
0.90%, 6/20/2022	JPY	400,000,000	4,187,738
1.00%, 12/20/2021	JPY	200,000,000	2,092,192
1.00%, 3/20/2022	JPY	275,000,000	2,886,119
1.10%, 9/20/2021	JPY	270,000,000	2,828,434
1.20%, 12/20/2020	JPY	250,000,000	2,603,714
1.20%, 6/20/2021	JPY	350,000,000	3,670,241
1.30%, 3/20/2018	JPY	300,000,000	3,004,240
1.30%, 12/20/2019	JPY	477,000,000	4,911,022
1.30%, 3/20/2021	JPY	275,000,000	2,885,959
1.50%, 12/20/2017	JPY	500,000,000	5,002,388
1.50%, 6/20/2018	JPY	90,000,000	908,308
1.70%, 9/20/2017	JPY	400,000,000	3,994,346
Government of Japan 20 Year Bond:
0.40%, 3/20/2036	JPY	600,000,000	6,229,555
1.00%, 12/20/2035	JPY	300,000,000	3,455,629
1.20%, 12/20/2034	JPY	250,000,000	2,965,737
1.20%, 3/20/2035	JPY	205,000,000	2,430,886
1.20%, 9/20/2035	JPY	170,000,000	2,021,209
1.30%, 6/20/2035	JPY	250,000,000	3,013,476
1.40%, 9/20/2034	JPY	100,000,000	1,218,823
1.50%, 3/20/2033	JPY	200,000,000	2,451,584

See accompanying notes to financial statements.

348

SPDR Barclays International Treasury Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount		Value

1.50%, 3/20/2034	JPY	200,000,000	$2,468,603
1.50%, 6/20/2034	JPY	200,000,000	2,473,340
1.60%, 3/20/2032	JPY	180,000,000	2,216,391
1.60%, 12/20/2033	JPY	200,000,000	2,496,754
1.70%, 9/20/2032	JPY	300,000,000	3,758,817
1.70%, 12/20/2032	JPY	200,000,000	2,512,838
1.70%, 6/20/2033	JPY	100,000,000	1,261,341
1.70%, 9/20/2033	JPY	200,000,000	2,527,751
1.80%, 9/20/2030	JPY	251,350,000	3,122,066
1.80%, 9/20/2031	JPY	260,000,000	3,262,532
1.80%, 12/20/2031	JPY	250,000,000	3,146,189
1.90%, 9/20/2022	JPY	350,000,000	3,891,929
1.90%, 12/20/2023	JPY	335,000,000	3,812,939
1.90%, 3/20/2029	JPY	404,300,000	4,979,168
1.90%, 9/20/2030	JPY	231,000,000	2,901,764
1.90%, 3/20/2031	JPY	55,000,000	695,550
2.00%, 12/20/2024	JPY	375,000,000	4,374,293
2.10%, 9/21/2021	JPY	240,000,000	2,637,871
2.10%, 9/20/2024	JPY	300,000,000	3,509,055
2.10%, 9/20/2025	JPY	470,000,000	5,594,003
2.10%, 12/20/2026	JPY	100,000,000	1,213,803
2.10%, 9/20/2029	JPY	457,750,000	5,799,535
2.10%, 3/20/2030	JPY	190,000,000	2,424,051
2.20%, 9/20/2026	JPY	60,000,000	731,422
2.20%, 3/20/2031	JPY	400,000,000	5,232,986
2.30%, 6/20/2027	JPY	300,000,000	3,737,645
2.60%, 3/20/2019	JPY	100,000,000	1,052,081
Government of Japan 30 Year Bond:
0.80%, 3/20/2046	JPY	240,000,000	2,784,435
1.40%, 9/20/2045	JPY	110,000,000	1,457,052
1.40%, 12/20/2045	JPY	205,000,000	2,718,993
1.70%, 6/20/2033	JPY	210,000,000	2,647,466
1.70%, 3/20/2044	JPY	300,000,000	4,160,903
1.70%, 9/20/2044	JPY	215,000,000	3,000,024
1.80%, 3/20/2043	JPY	150,000,000	2,099,371
1.80%, 9/20/2043	JPY	250,000,000	3,516,522
1.90%, 9/20/2042	JPY	275,000,000	3,897,955
2.00%, 9/20/2040	JPY	212,200,000	2,992,456
2.00%, 3/20/2042	JPY	125,000,000	1,793,230
2.20%, 3/20/2041	JPY	205,550,000	3,007,914
2.30%, 3/20/2039	JPY	170,900,000	2,481,207
2.30%, 3/20/2040	JPY	116,550,000	1,712,486
2.40%, 3/20/2037	JPY	200,000,000	2,873,146
2.50%, 9/20/2034	JPY	270,000,000	3,816,188
2.50%, 9/20/2035	JPY	210,000,000	3,002,433
2.50%, 9/20/2037	JPY	150,000,000	2,200,141
Government of Japan 40 Year Bond:
0.40%, 3/20/2056	JPY	190,000,000	2,017,845
1.40%, 3/20/2055	JPY	100,000,000	1,421,464
1.70%, 3/20/2054	JPY	200,000,000	3,036,456
1.90%, 3/20/2053	JPY	220,000,000	3,465,638

			384,870,449

LATVIA — 0.1%
Republic of Latvia:
0.50%, 12/15/2020	EUR	200,000	226,634
1.38%, 5/16/2036	EUR	250,000	283,292

2.63%, 1/21/2021	EUR	200,000	248,583
2.88%, 4/30/2024	EUR	300,000	398,993

			1,157,502

LITHUANIA — 0.1%
Lithuania Government International Bond:
1.25%, 10/22/2025	EUR	100,000	118,316
2.13%, 10/29/2026	EUR	200,000	255,218
2.13%, 10/22/2035	EUR	200,000	255,685
3.38%, 1/22/2024	EUR	100,000	137,037
4.85%, 2/7/2018	EUR	250,000	299,509

			1,065,765

LUXEMBOURG — 0.1%
Luxembourg Government Bond:
2.13%, 7/10/2023	EUR	670,000	872,329
2.25%, 3/21/2022	EUR	300,000	384,364
2.25%, 3/19/2028	EUR	150,000	210,122

			1,466,815

MALAYSIA — 1.8%
Malaysia Government Bond:
3.26%, 3/1/2018	MYR	9,000,000	2,251,480
3.58%, 9/28/2018	MYR	2,150,000	540,651
3.62%, 11/30/2021	MYR	2,000,000	502,051
3.65%, 10/31/2019	MYR	9,300,000	2,333,482
3.76%, 3/15/2019	MYR	4,000,000	1,007,456
3.84%, 4/15/2033	MYR	7,300,000	1,722,561
3.89%, 7/31/2020	MYR	6,500,000	1,644,648
3.90%, 11/30/2026	MYR	3,000,000	753,672
3.96%, 9/15/2025	MYR	3,000,000	751,749
4.01%, 9/15/2017	MYR	3,412,000	857,745
4.05%, 9/30/2021	MYR	7,000,000	1,785,840
4.18%, 7/15/2024	MYR	11,500,000	2,943,641
4.39%, 4/15/2026	MYR	2,000,000	518,813
4.94%, 9/30/2043	MYR	2,000,000	515,452
Malaysia Government Investment Issue:
3.51%, 5/15/2018	MYR	1,250,000	312,824
3.68%, 11/23/2017	MYR	11,600,000	2,906,641
3.74%, 8/26/2021	MYR	3,000,000	749,075
3.80%, 8/27/2020	MYR	5,000,000	1,254,171
3.99%, 10/15/2025	MYR	3,000,000	742,591
4.07%, 9/30/2026	MYR	1,000,000	250,368
4.19%, 7/15/2022	MYR	8,000,000	2,030,397
4.44%, 5/22/2024	MYR	8,000,000	2,049,871
4.79%, 10/31/2035	MYR	1,000,000	255,138
4.94%, 12/6/2028	MYR	5,000,000	1,305,281

			29,985,598

MEXICO — 2.0%
Mexican Bonos:
4.75%, 6/14/2018	MXN	53,400,000	2,888,965
5.00%, 12/11/2019	MXN	36,500,000	1,964,617
5.75%, 3/5/2026	MXN	22,150,000	1,190,717
6.50%, 6/10/2021	MXN	60,550,000	3,429,731
6.50%, 6/9/2022	MXN	22,200,000	1,257,969
7.50%, 6/3/2027	MXN	19,650,000	1,191,131
7.75%, 12/14/2017	MXN	35,600,000	2,021,286
7.75%, 5/29/2031	MXN	26,900,000	1,662,195

See accompanying notes to financial statements.

349

SPDR Barclays International Treasury Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount		Value

7.75%, 11/23/2034	MXN	22,900,000	$1,420,706
7.75%, 11/13/2042	MXN	34,000,000	2,143,609
8.00%, 6/11/2020	MXN	35,000,000	2,078,026
8.00%, 12/7/2023	MXN	18,000,000	1,109,000
8.50%, 12/13/2018	MXN	53,900,000	3,156,702
8.50%, 5/31/2029	MXN	20,000,000	1,305,401
8.50%, 11/18/2038	MXN	22,000,000	1,483,365
10.00%, 12/5/2024	MXN	50,000,000	3,475,076
10.00%, 11/20/2036	MXN	13,700,000	1,043,437

			32,821,933

NETHERLANDS — 4.5%
Kingdom of Netherlands:
Zero Coupon, 4/15/2018 (a)	EUR	4,050,000	4,547,178
0.25%, 1/15/2020	EUR	2,500,000	2,858,437
0.25%, 7/15/2025 (a)	EUR	3,175,000	3,617,312
1.25%, 1/15/2018 (a)	EUR	3,600,000	4,115,585
1.25%, 1/15/2019 (a)	EUR	2,775,000	3,227,410
1.75%, 7/15/2023 (a)	EUR	2,900,000	3,685,625
2.00%, 7/15/2024 (a)	EUR	3,000,000	3,912,464
2.25%, 7/15/2022 (a)	EUR	3,700,000	4,776,654
2.50%, 1/15/2033 (a)	EUR	2,800,000	4,243,635
2.75%, 1/15/2047 (a)	EUR	2,200,000	3,998,040
3.25%, 7/15/2021 (a)	EUR	3,000,000	3,964,746
3.50%, 7/15/2020 (a)	EUR	2,750,000	3,561,272
3.75%, 1/15/2023	EUR	2,000,000	2,824,447
3.75%, 1/15/2042 (a)	EUR	2,850,000	5,752,626
4.00%, 7/15/2018 (a)	EUR	2,750,000	3,342,554
4.00%, 7/15/2019 (a)	EUR	2,500,000	3,166,206
4.00%, 1/15/2037 (a)	EUR	2,590,000	4,980,881
4.50%, 7/15/2017 (a)	EUR	2,500,000	2,923,838
5.50%, 1/15/2028	EUR	2,230,000	4,021,096
Netherlands Government Bond:
0.50%, 7/15/2026 (a)	EUR	1,600,000	1,851,506
7.50%, 1/15/2023	EUR	400,000	675,319

			76,046,831

NEW ZEALAND — 0.7%
New Zealand Government Bond:
2.75%, 4/15/2025	NZD	275,000	203,774
3.00%, 4/15/2020	NZD	1,520,000	1,119,760
3.50%, 4/14/2033	NZD	550,000	434,595
4.50%, 4/15/2027	NZD	1,860,000	1,591,714
5.00%, 3/15/2019	NZD	2,500,000	1,918,377
5.50%, 4/15/2023	NZD	1,925,000	1,666,069
6.00%, 12/15/2017	NZD	2,600,000	1,955,668
6.00%, 5/15/2021	NZD	2,500,000	2,104,444

			10,994,401

NORWAY — 0.5%
Norway Government Bond:
1.50%, 2/19/2026 (a)	NOK	5,555,000	694,047
1.75%, 3/13/2025 (a)	NOK	9,025,000	1,150,906
2.00%, 5/24/2023 (a)	NOK	10,000,000	1,292,073
3.00%, 3/14/2024 (a)	NOK	10,700,000	1,482,869
3.75%, 5/25/2021 (a)	NOK	17,850,000	2,454,368
4.50%, 5/22/2019 (a)	NOK	16,425,000	2,189,006

			9,263,269

POLAND — 1.2%
Poland Government Bond:
Zero Coupon, 7/25/2017	PLN	3,000,000	744,216
Zero Coupon, 10/25/2018	PLN	4,300,000	1,043,814
1.50%, 4/25/2020	PLN	6,400,000	1,590,086
1.75%, 7/25/2021	PLN	2,700,000	666,250
2.00%, 4/25/2021	PLN	8,025,000	2,016,101
2.50%, 7/25/2018	PLN	5,475,000	1,405,324
2.50%, 7/25/2026	PLN	5,435,000	1,323,962
3.25%, 7/25/2019	PLN	4,000,000	1,052,773
3.25%, 7/25/2025	PLN	6,050,000	1,579,065
3.75%, 4/25/2018	PLN	4,250,000	1,112,348
4.00%, 10/25/2023	PLN	5,500,000	1,517,122
5.25%, 10/25/2017	PLN	5,000,000	1,320,472
5.25%, 10/25/2020	PLN	3,000,000	857,283
5.50%, 10/25/2019	PLN	4,200,000	1,183,763
5.75%, 10/25/2021	PLN	3,550,000	1,052,808
5.75%, 9/23/2022	PLN	5,000,000	1,506,507
5.75%, 4/25/2029	PLN	2,000,000	643,265

			20,615,159

SINGAPORE — 0.9%
Singapore Government Bond:
0.50%, 4/1/2018	SGD	1,725,000	1,269,802
1.38%, 10/1/2017	SGD	1,125,000	841,309
1.63%, 10/1/2019	SGD	1,275,000	959,826
2.00%, 7/1/2020	SGD	1,150,000	877,090
2.13%, 6/1/2026	SGD	500,000	378,512
2.25%, 6/1/2021	SGD	1,800,000	1,384,445
2.38%, 6/1/2025	SGD	1,000,000	776,061
2.50%, 6/1/2019	SGD	520,000	400,963
2.75%, 7/1/2023	SGD	2,120,000	1,679,902
2.75%, 4/1/2042	SGD	1,000,000	801,694
2.75%, 3/1/2046	SGD	500,000	401,449
2.88%, 7/1/2029	SGD	700,000	564,566
2.88%, 9/1/2030	SGD	800,000	642,621
3.00%, 9/1/2024	SGD	2,000,000	1,618,991
3.13%, 9/1/2022	SGD	700,000	565,087
3.25%, 9/1/2020	SGD	900,000	720,053
3.38%, 9/1/2033	SGD	900,000	772,747
3.50%, 3/1/2027	SGD	300,000	255,331
4.00%, 9/1/2018	SGD	475,000	375,440

			15,285,889

SLOVAKIA — 0.4%
Slovakia Government Bond:
Zero Coupon, 11/13/2023	EUR	200,000	219,690
1.38%, 1/21/2027	EUR	475,000	567,310
1.50%, 11/28/2018	EUR	750,000	866,107
1.63%, 1/21/2031	EUR	300,000	362,747
3.00%, 2/28/2023	EUR	800,000	1,068,973
3.38%, 11/15/2024	EUR	200,000	280,633
3.63%, 1/16/2029	EUR	650,000	964,730
4.00%, 4/27/2020	EUR	970,000	1,254,082
4.35%, 10/14/2025	EUR	750,000	1,149,416

			6,733,688

See accompanying notes to financial statements.

350

SPDR Barclays International Treasury Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount		Value

SLOVENIA — 0.3%
Slovenia Government Bond:
1.50%, 3/25/2035	EUR	200,000	$211,204
1.75%, 10/9/2017	EUR	500,000	567,603
2.13%, 7/28/2025	EUR	450,000	548,779
2.25%, 3/25/2022	EUR	450,000	551,877
2.25%, 3/3/2032	EUR	500,000	589,181
3.00%, 4/8/2021	EUR	425,000	534,221
3.13%, 8/7/2045	EUR	150,000	197,413
4.13%, 1/26/2020	EUR	200,000	254,963
4.38%, 2/6/2019	EUR	100,000	124,141
4.38%, 1/18/2021	EUR	300,000	397,491
4.63%, 9/9/2024	EUR	250,000	360,597
5.13%, 3/30/2026	EUR	320,000	484,996
Slovenia Government International Bond 4.00%, 3/22/2018	EUR	200,000	238,214

			5,060,680

SOUTH AFRICA — 1.0%
South Africa Government Bond:
6.25%, 3/31/2036	ZAR	15,000,000	736,413
6.50%, 2/28/2041	ZAR	17,000,000	822,689
6.75%, 3/31/2021	ZAR	12,000,000	770,573
6.75%, 3/31/2021	ZAR	1,500,000	96,322
7.00%, 2/28/2031	ZAR	24,000,000	1,342,437
7.25%, 1/15/2020	ZAR	16,000,000	1,063,243
7.75%, 2/28/2023	ZAR	15,000,000	983,168
8.00%, 12/21/2018	ZAR	12,300,000	841,129
8.00%, 1/31/2030	ZAR	33,300,000	2,061,851
8.25%, 9/15/2017	ZAR	12,750,000	877,482
8.25%, 3/31/2032	ZAR	17,000,000	1,055,328
8.50%, 1/31/2037	ZAR	17,100,000	1,060,180
8.75%, 1/31/2044	ZAR	13,500,000	844,329
8.75%, 2/28/2048	ZAR	22,500,000	1,402,405
8.88%, 2/28/2035	ZAR	7,325,000	477,161
9.00%, 1/31/2040	ZAR	3,650,000	236,262
10.50%, 12/21/2026	ZAR	23,350,000	1,773,691

			16,444,663

SOUTH KOREA — 4.6%
Korea Treasury Bond:
1.50%, 6/10/2019	KRW	2,000,000,000	1,748,662
1.63%, 6/10/2018	KRW	2,500,000,000	2,184,824
1.75%, 12/10/2018	KRW	3,000,000,000	2,635,679
1.88%, 6/10/2026	KRW	2,000,000,000	1,800,646
2.00%, 12/10/2017	KRW	7,650,000,000	6,711,770
2.00%, 3/10/2020	KRW	3,200,000,000	2,848,868
2.00%, 9/10/2020	KRW	5,150,000,000	4,597,085
2.00%, 3/10/2021	KRW	3,500,000,000	3,135,488
2.00%, 3/10/2046	KRW	1,000,000,000	953,925
2.25%, 6/10/2025	KRW	3,500,000,000	3,235,236
2.25%, 12/10/2025	KRW	2,200,000,000	2,040,433
2.63%, 9/10/2035	KRW	500,000,000	510,711
2.75%, 3/10/2018	KRW	2,500,000,000	2,223,310
2.75%, 9/10/2019	KRW	3,635,000,000	3,300,862
2.75%, 12/10/2044	KRW	1,650,000,000	1,816,147
3.00%, 9/10/2024	KRW	4,600,000,000	4,469,135
3.00%, 12/10/2042	KRW	3,415,000,000	3,876,310
3.13%, 3/10/2019	KRW	5,450,000,000	4,962,308
3.25%, 9/10/2018	KRW	6,000,000,000	5,431,541

3.50%, 3/10/2024	KRW	10,000,000,000	9,985,866
3.75%, 12/10/2033	KRW	6,625,000,000	7,666,929
4.00%, 12/10/2031	KRW	1,000,000,000	1,157,672

			77,293,407

SPAIN — 4.5%
Kingdom of Spain:
0.25%, 4/30/2018	EUR	2,490,000	2,786,574
0.25%, 1/31/2019	EUR	1,000,000	1,120,104
0.50%, 10/31/2017	EUR	1,600,000	1,793,339
1.15%, 7/30/2020	EUR	1,000,000	1,160,342
1.40%, 1/31/2020	EUR	1,525,000	1,778,062
1.60%, 4/30/2025 (a)	EUR	1,500,000	1,741,200
1.95%, 4/30/2026 (a)	EUR	2,500,000	2,957,947
1.95%, 7/30/2030 (a)	EUR	1,100,000	1,278,381
2.15%, 10/31/2025 (a)	EUR	1,750,000	2,111,824
2.75%, 4/30/2019	EUR	1,900,000	2,277,135
2.75%, 10/31/2024 (a)	EUR	2,000,000	2,530,209
3.75%, 10/31/2018	EUR	1,700,000	2,059,439
3.80%, 4/30/2024 (a)	EUR	1,550,000	2,095,112
4.00%, 4/30/2020 (a)	EUR	1,750,000	2,237,271
4.10%, 7/30/2018 (a)	EUR	1,600,000	1,934,101
4.20%, 1/31/2037 (a)	EUR	1,700,000	2,586,532
4.30%, 10/31/2019 (a)	EUR	1,750,000	2,222,371
4.40%, 10/31/2023 (a)	EUR	1,500,000	2,099,888
4.50%, 1/31/2018	EUR	1,700,000	2,027,616
4.60%, 7/30/2019 (a)	EUR	1,775,000	2,251,950
4.65%, 7/30/2025 (a)	EUR	1,500,000	2,175,623
4.70%, 7/30/2041 (a)	EUR	1,200,000	1,983,874
4.80%, 1/31/2024 (a)	EUR	1,300,000	1,865,151
4.85%, 10/31/2020 (a)	EUR	1,400,000	1,873,257
4.90%, 7/30/2040 (a)	EUR	1,100,000	1,856,662
5.15%, 10/31/2028 (a)	EUR	1,100,000	1,723,879
5.15%, 10/31/2044 (a)	EUR	1,050,000	1,868,798
5.40%, 1/31/2023 (a)	EUR	1,750,000	2,551,751
5.50%, 7/30/2017 (a)	EUR	2,600,000	3,065,162
5.50%, 4/30/2021 (a)	EUR	2,000,000	2,789,536
5.75%, 7/30/2032	EUR	1,650,000	2,881,999
5.85%, 1/31/2022 (a)	EUR	1,975,000	2,863,781
5.90%, 7/30/2026 (a)	EUR	1,175,000	1,873,670
6.00%, 1/31/2029	EUR	1,500,000	2,527,672
Spain Government Bond:
0.75%, 7/30/2021	EUR	1,800,000	2,050,865
2.90%, 10/31/2046 (a)	EUR	400,000	499,373
3.45%, 7/30/2066 (a)	EUR	350,000	448,477

			75,948,927

SWEDEN — 1.1%
Kingdom of Sweden:
1.00%, 11/12/2026	SEK	14,700,000	1,861,170
1.50%, 11/13/2023	SEK	15,880,000	2,098,228
2.25%, 6/1/2032	SEK	2,300,000	330,302
2.50%, 5/12/2025	SEK	12,300,000	1,765,642
3.50%, 6/1/2022	SEK	21,200,000	3,067,841
3.50%, 3/30/2039	SEK	9,100,000	1,575,076
3.75%, 8/12/2017	SEK	15,800,000	1,957,382
4.25%, 3/12/2019	SEK	19,700,000	2,633,495
5.00%, 12/1/2020	SEK	22,200,000	3,262,386

			18,551,522

See accompanying notes to financial statements.

351

SPDR Barclays International Treasury Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount		Value

SWITZERLAND — 1.2%
Switzerland Government Bond:
0.50%, 5/27/2030	CHF	470,000	$542,029
1.25%, 6/11/2024	CHF	1,000,000	1,192,055
1.25%, 5/28/2026	CHF	1,050,000	1,278,280
1.25%, 6/27/2037	CHF	925,000	1,229,694
1.50%, 7/24/2025	CHF	900,000	1,107,678
1.50%, 4/30/2042	CHF	1,150,000	1,666,685
2.00%, 4/28/2021	CHF	1,050,000	1,238,077
2.00%, 5/25/2022	CHF	1,540,000	1,859,951
2.00%, 6/25/2064	CHF	400,000	784,726
2.25%, 7/6/2020	CHF	875,000	1,020,235
2.25%, 6/22/2031	CHF	655,000	936,848
2.50%, 3/8/2036	CHF	965,000	1,522,584
3.00%, 1/8/2018	CHF	1,825,000	1,990,041
3.00%, 5/12/2019	CHF	1,275,000	1,465,164
3.25%, 6/27/2027	CHF	400,000	585,711
3.50%, 4/8/2033	CHF	850,000	1,435,978
4.00%, 4/8/2028	CHF	220,000	348,111
4.00%, 1/6/2049	CHF	100,000	238,175

			20,442,022

THAILAND — 1.4%
Thailand Government Bond:
2.55%, 6/26/2020	THB	35,000,000	1,031,280
2.80%, 10/10/2017	THB	19,600,000	566,389
3.63%, 6/16/2023	THB	130,000,000	4,129,446
3.65%, 12/17/2021	THB	85,500,000	2,676,337
3.88%, 6/13/2019	THB	108,000,000	3,275,879
4.00%, 6/17/2066	THB	8,000,000	275,175
4.26%, 12/12/2037	THB	43,000,000	1,558,790
4.68%, 6/29/2044	THB	106,000,000	4,172,666
4.88%, 6/22/2029	THB	132,000,000	4,876,953
5.13%, 3/13/2018	THB	27,000,000	814,013

			23,376,928

TURKEY — 1.0%
Turkey Government Bond:
6.30%, 2/14/2018	TRY	2,650,000	890,659
7.10%, 3/8/2023	TRY	4,000,000	1,263,019
7.40%, 2/5/2020	TRY	3,000,000	1,000,469
8.00%, 3/12/2025	TRY	3,150,000	1,028,585
8.30%, 6/20/2018	TRY	2,540,000	878,421
8.50%, 7/10/2019	TRY	5,600,000	1,936,675
8.50%, 9/14/2022	TRY	1,750,000	594,713
8.80%, 11/14/2018	TRY	3,600,000	1,255,334
8.80%, 9/27/2023	TRY	3,800,000	1,307,565
9.00%, 7/24/2024	TRY	2,600,000	905,048
9.40%, 7/8/2020	TRY	3,600,000	1,276,303
9.50%, 1/12/2022	TRY	1,475,000	526,007
10.40%, 3/27/2019	TRY	2,000,000	724,010
10.40%, 3/20/2024	TRY	2,650,000	990,185
10.50%, 1/15/2020	TRY	1,250,000	459,418
10.60%, 2/11/2026	TRY	1,450,000	555,414
10.70%, 2/17/2021	TRY	2,400,000	893,015

			16,484,840

UNITED KINGDOM — 7.5%
United Kingdom Treasury Bond:
1.00%, 9/7/2017	GBP	2,850,000	3,845,312

1.25%, 7/22/2018	GBP	3,470,000	4,740,219
1.50%, 1/22/2021	GBP	3,075,000	4,315,478
1.50%, 7/22/2026	GBP	1,400,000	1,952,819
1.75%, 7/22/2019	GBP	2,000,000	2,798,778
1.75%, 9/7/2022	GBP	1,825,000	2,618,292
2.00%, 7/22/2020	GBP	1,825,000	2,603,947
2.00%, 9/7/2025	GBP	1,600,000	2,342,929
2.25%, 9/7/2023	GBP	1,700,000	2,519,601
2.50%, 7/22/2065	GBP	1,375,000	2,473,164
2.75%, 9/7/2024	GBP	1,700,000	2,619,398
3.25%, 1/22/2044	GBP	1,820,000	3,245,666
3.50%, 1/22/2045	GBP	2,050,000	3,815,537
3.50%, 7/22/2068	GBP	1,125,000	2,581,129
3.75%, 9/7/2019	GBP	1,900,000	2,832,392
3.75%, 9/7/2020	GBP	1,700,000	2,597,645
3.75%, 9/7/2021	GBP	2,000,000	3,130,412
3.75%, 7/22/2052	GBP	1,500,000	3,195,587
4.00%, 3/7/2022	GBP	2,300,000	3,693,596
4.00%, 1/22/2060	GBP	1,470,000	3,539,944
4.25%, 12/7/2027	GBP	1,900,000	3,405,982
4.25%, 6/7/2032	GBP	2,150,000	4,020,003
4.25%, 3/7/2036	GBP	1,775,000	3,436,257
4.25%, 9/7/2039	GBP	1,250,000	2,489,857
4.25%, 12/7/2040	GBP	1,700,000	3,434,043
4.25%, 12/7/2046	GBP	1,350,000	2,891,296
4.25%, 12/7/2049	GBP	1,250,000	2,799,560
4.25%, 12/7/2055	GBP	1,500,000	3,636,330
4.50%, 3/7/2019	GBP	3,100,000	4,635,771
4.50%, 9/7/2034	GBP	3,200,000	6,273,079
4.50%, 12/7/2042	GBP	1,650,000	3,523,506
4.75%, 3/7/2020	GBP	2,040,000	3,178,484
4.75%, 12/7/2030	GBP	2,200,000	4,259,952
4.75%, 12/7/2038	GBP	1,600,000	3,371,709
5.00%, 3/7/2018	GBP	2,350,000	3,401,846
5.00%, 3/7/2025	GBP	2,000,000	3,620,750
6.00%, 12/7/2028	GBP	1,100,000	2,306,036
8.00%, 6/7/2021	GBP	1,700,000	3,121,432
8.75%, 8/25/2017	GBP	720,000	1,058,207

			126,325,945

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $1,646,427,528)			1,649,252,618

	Shares

SHORT-TERM INVESTMENT — 0.5%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (b) (c) (Cost $8,711,754)		8,711,754	8,711,754

TOTAL INVESTMENTS — 98.9%
(Cost $1,655,139,282)			1,657,964,372
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.1%			17,797,233

NET ASSETS — 100.0%			$1,675,761,605

See accompanying notes to financial statements.

352

SPDR Barclays International Treasury Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

(b)	The rate shown is the annualized seven-day yield at June 30, 2016.
(c)	The Fund invested in certain money market funds managed by SSGA

(a)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 16.0% of net assets as of June 30, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below. At June 30, 2016, open forward foreign currency contracts were as follows:

Counterparty	Amount Sold	Amount Bought	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
Bank of America N.A.	USD 6,865,464	RUB 463,000,000	06/30/2016	$405,979
Bank of America N.A.	USD 310,927	RUB 21,000,000	06/30/2016	18,879
Bank of America N.A.	USD 341,085	RUB 22,000,000	06/30/2016	4,426
Bank of America N.A.	USD 440,061	RUB 29,000,000	06/30/2016	15,386
Bank of America N.A.	RUB 535,000,000	USD 8,173,554	06/30/2016	(228,652)
Bank of America N.A.	USD 8,110,976	RUB 535,000,000	07/29/2016	211,023

				$427,041

During the year ended June 30, 2016, average notional value related to foreign currency exchange contracts was $8,422,396 or 1% of net assets.

RUB — Russian ruble

USD — U.S. dollar

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

CLP — Chilean Peso

CZK — Czech Koruna

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

ILS — Israeli New Shekel

JPY — Japanese Yen

KRW — South Korean Won

MXN — Mexican Peso

MYR — Malaysian Ringgit

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLN — Polish Zloty

RUB — Russian Ruble

SEK — Swedish Krona

SGD — Singapore Dollar

THB — Thai Baht

TRY — Turkish New Lira

USD — U.S. Dollar

ZAR — South African Rand

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Foreign Government Obligations
Australia	$—	$70,119,563	$—	$70,119,563
Austria	—	56,718,961	—	56,718,961

See accompanying notes to financial statements.

353

SPDR Barclays International Treasury Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Belgium	$—	$76,314,604	$—	$76,314,604
Canada	—	75,539,224	—	75,539,224
Chile	—	1,204,940	—	1,204,940
Czech Republic	—	9,362,427	—	9,362,427
Denmark	—	25,006,996	—	25,006,996
Finland	—	22,405,776	—	22,405,776
France	—	113,274,005	—	113,274,005
Germany	—	76,043,173	—	76,043,173
Hong Kong	—	1,765,019	—	1,765,019
Ireland	—	29,111,075	—	29,111,075
Israel	—	12,483,704	—	12,483,704
Italy	—	109,666,918	—	109,666,918
Japan	—	384,870,449	—	384,870,449
Latvia	—	1,157,502	—	1,157,502
Lithuania	—	1,065,765	—	1,065,765
Luxembourg	—	1,466,815	—	1,466,815
Malaysia	—	29,985,598	—	29,985,598
Mexico	—	32,821,933	—	32,821,933
Netherlands	—	76,046,831	—	76,046,831
New Zealand	—	10,994,401	—	10,994,401
Norway	—	9,263,269	—	9,263,269
Poland	—	20,615,159	—	20,615,159
Singapore	—	15,285,889	—	15,285,889
Slovakia	—	6,733,688	—	6,733,688
Slovenia	—	5,060,680	—	5,060,680
South Africa	—	16,444,663	—	16,444,663
South Korea	—	77,293,407	—	77,293,407
Spain	—	75,948,927	—	75,948,927
Sweden	—	18,551,522	—	18,551,522
Switzerland	—	20,442,022	—	20,442,022
Thailand	—	23,376,928	—	23,376,928
Turkey	—	16,484,840	—	16,484,840
United Kingdom	—	126,325,945	—	126,325,945
Short-Term Investment	8,711,754	—	—	8,711,754

TOTAL INVESTMENTS	$8,711,754	$1,649,252,618	$—	$1,657,964,372

OTHER FINANCIAL INSTRUMENTS:
Forward Foreign Currency Exchange Contracts (a)	—	655,693	—	655,693

TOTAL INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	$8,711,754	$1,649,908,311	$—	$1,658,620,065

LIABILITIES:
OTHER FINANCIAL INSTRUMENTS:
Forward Foreign Currency Exchange Contracts (a)	—	(228,652)	—	(228,652)

TOTAL OTHER FINANCIAL INSTRUMENTS	$—	$(228,652)	$—	$(228,652)

(a)	Forward Foreign Currency Exchange Contracts are valued at unrealized appreciation (depreciation).

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	7,890,969	$7,890,969	119,126,317	118,305,532	8,711,754	$8,711,754	$22,599	$—
State Street Navigator Securities Lending Prime Portfolio	2,128,374	2,128,374	1,321,240	3,449,614	—	—	—	—

See accompanying notes to financial statements.

354

SPDR Barclays International Corporate Bond ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Principal Amount		Value

CORPORATE BONDS & NOTES — 98.4%
AUSTRALIA — 2.6%
BHP Billiton Finance, Ltd.:
Series 11, 3.25%, 9/25/2024	GBP	200,000	$280,143
Series 12, 4.30%, 9/25/2042	GBP	200,000	294,927
Series 7, 2.13%, 11/29/2018	EUR	200,000	232,856
Series 9, 2.25%, 9/25/2020	EUR	200,000	238,737
Series MTN, 3.00%, 3/30/2020	AUD	140,000	103,706
Series MTN, 3.75%, 10/18/2017	AUD	100,000	75,166
Commonwealth Bank of Australia:
1.63%, 2/4/2019	EUR	200,000	231,264
4.38%, 2/25/2020	EUR	100,000	128,515
National Australia Bank, Ltd.:
1.25%, 5/18/2026	EUR	100,000	113,824
2.75%, 8/8/2022	EUR	150,000	189,001
Series GMTN, 0.88%, 1/20/2022	EUR	200,000	227,461
Series GMTN, 2.00%, 11/12/2020	EUR	200,000	239,187
Series GMTN, 4.00%, 7/13/2020	EUR	200,000	256,676
Telstra Corp., Ltd.:
2.50%, 9/15/2023	EUR	200,000	251,741
3.50%, 9/21/2022	EUR	100,000	131,416
4.25%, 3/23/2020	EUR	200,000	257,207
Westpac Banking Corp.:
4.13%, 5/25/2018	EUR	200,000	239,686
Series MTN, 4.50%, 2/25/2019	AUD	200,000	156,063

			3,647,576

BELGIUM — 2.1%
Anheuser-Busch InBev NV:
1.50%, 4/18/2030	EUR	1,100,000	1,229,352
2.70%, 3/31/2026	EUR	500,000	642,970
2.75%, 3/17/2036	EUR	100,000	128,518
Series EMTN, 0.80%, 4/20/2023	EUR	800,000	905,889

			2,906,729

CANADA — 0.1%
Toronto-Dominion Bank 0.63%, 3/8/2021	EUR	200,000	225,448

DENMARK — 0.7%
AP Moeller — Maersk A/S 1.75%, 3/18/2021	EUR	300,000	348,402
Carlsberg Breweries A/S:
2.50%, 5/28/2024	EUR	100,000	122,661
3.38%, 10/13/2017	EUR	200,000	231,639
Danske Bank A/S 0.50%, 5/6/2021	EUR	200,000	224,388

			927,090

FINLAND — 0.2%
OP Corporate Bank PLC 0.75%, 3/3/2022	EUR	200,000	226,721

FRANCE — 14.2%
Airbus Group Finance B.V. 2.38%, 4/2/2024	EUR	200,000	253,648
Autoroutes du Sud de la France SA 5.63%, 7/4/2022	EUR	300,000	438,299
Banque Federative du Credit Mutuel SA:
0.25%, 6/14/2019	EUR	200,000	223,283
1.25%, 1/14/2025	EUR	300,000	345,869
1.63%, 1/11/2018	EUR	200,000	227,831
1.63%, 1/19/2026	EUR	200,000	237,051
2.00%, 9/19/2019	EUR	200,000	235,527
2.63%, 2/24/2021	EUR	200,000	245,831
2.63%, 3/18/2024	EUR	300,000	380,785
3.00%, 11/28/2023	EUR	200,000	259,576
3.25%, 8/23/2022	EUR	100,000	129,519
4.13%, 7/20/2020	EUR	300,000	385,474
BNP Paribas SA:
1.63%, 2/23/2026	EUR	300,000	353,987
2.00%, 1/28/2019	EUR	300,000	349,734
2.25%, 1/13/2021	EUR	300,000	363,057
2.38%, 5/20/2024	EUR	200,000	250,359
2.50%, 8/23/2019	EUR	100,000	119,308
2.88%, 11/27/2017	EUR	150,000	173,442
2.88%, 10/24/2022	EUR	200,000	253,460
2.88%, 9/26/2023	EUR	300,000	385,606
3.75%, 11/25/2020	EUR	200,000	256,402
4.13%, 1/14/2022	EUR	300,000	401,681
4.50%, 3/21/2023	EUR	300,000	417,783
Series EMTN, 1.13%, 1/15/2023	EUR	200,000	229,051
Bouygues SA:
3.64%, 10/29/2019	EUR	150,000	186,164
4.25%, 7/22/2020	EUR	200,000	258,417
BPCE SA:
3.75%, 7/21/2017	EUR	300,000	346,340
4.50%, 2/10/2022	EUR	300,000	409,337
Cap Gemini SA:
1.75%, 7/1/2020	EUR	200,000	232,868
2.50%, 7/1/2023	EUR	100,000	122,775
Carrefour SA:
1.75%, 5/22/2019	EUR	300,000	349,638
1.75%, 7/15/2022	EUR	100,000	119,592
1.88%, 12/19/2017	EUR	100,000	114,194
3.88%, 4/25/2021	EUR	150,000	196,075
4.00%, 4/9/2020	EUR	200,000	254,620
Cie Financiere et Industrielle des Autoroutes SA 5.00%, 5/24/2021	EUR	200,000	273,969
Credit Agricole SA:
0.88%, 1/19/2022	EUR	200,000	227,190
1.25%, 4/14/2026	EUR	200,000	227,113
1.75%, 3/12/2018	EUR	200,000	228,830
1.88%, 10/18/2017	EUR	300,000	341,432
2.38%, 11/27/2020	EUR	100,000	121,584
2.38%, 5/20/2024	EUR	300,000	374,761
3.13%, 7/17/2023	EUR	200,000	260,185
3.13%, 2/5/2026	EUR	500,000	666,271
3.88%, 2/13/2019	EUR	100,000	122,130

See accompanying notes to financial statements.

355

SPDR Barclays International Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount		Value

5.13%, 4/18/2023	EUR	100,000	$144,584
Danone SA 2.25%, 11/15/2021	EUR	200,000	246,282
Engie SA:
1.38%, 5/19/2020	EUR	200,000	234,608
2.38%, 5/19/2026	EUR	200,000	257,643
5.00%, 10/1/2060	GBP	200,000	413,133
6.38%, 1/18/2021	EUR	150,000	214,480
GDF SUEZ Alliance GIE Series EMTN, 5.75%, 6/24/2023	EUR	150,000	226,174
Holding d’Infrastructures de Transport SAS 4.88%, 10/27/2021	EUR	250,000	341,971
HSBC France SA:
1.63%, 12/3/2018	EUR	100,000	115,117
1.88%, 1/16/2020	EUR	200,000	234,775
Orange SA:
3.00%, 6/15/2022	EUR	300,000	386,297
3.88%, 4/9/2020	EUR	200,000	253,752
3.88%, 1/14/2021	EUR	200,000	259,728
5.63%, 5/22/2018	EUR	200,000	246,078
8.13%, 1/28/2033	EUR	200,000	425,570
Sanofi:
1.13%, 3/10/2022	EUR	100,000	116,828
1.75%, 9/10/2026	EUR	200,000	245,327
1.88%, 9/4/2020	EUR	200,000	239,130
2.50%, 11/14/2023	EUR	200,000	256,157
Schneider Electric SE 4.00%, 8/11/2017	EUR	150,000	174,060
Societe Generale SA:
2.25%, 1/23/2020	EUR	100,000	119,259
2.38%, 2/28/2018	EUR	200,000	230,945
3.13%, 9/21/2017	EUR	250,000	288,456
4.25%, 7/13/2022	EUR	300,000	408,964
4.75%, 3/2/2021	EUR	300,000	401,690
Total Capital Canada, Ltd.:
1.13%, 3/18/2022	EUR	200,000	233,757
2.13%, 9/18/2029	EUR	200,000	256,624
Total Capital International SA 2.50%, 3/25/2026	EUR	200,000	260,400
Total Capital SA 4.88%, 1/28/2019	EUR	200,000	250,736

			19,832,573

GERMANY — 10.8%
Allianz Finance II B.V.:
3.50%, 2/14/2022	EUR	300,000	395,399
4.75%, 7/22/2019	EUR	200,000	254,379
Series 62, 4.50%, 3/13/2043	GBP	100,000	175,877
BASF SE:
1.50%, 10/1/2018	EUR	200,000	229,995
1.88%, 2/4/2021	EUR	100,000	120,549
Series 10Y, 2.00%, 12/5/2022	EUR	300,000	371,452
BMW Finance NV:
0.50%, 9/5/2018	EUR	300,000	337,684
3.25%, 1/14/2019	EUR	200,000	240,834
3.38%, 12/14/2018	GBP	100,000	140,636
3.63%, 1/29/2018	EUR	200,000	235,315
BMW US Capital LLC:
0.63%, 4/20/2022	EUR	100,000	113,094

1.00%, 7/18/2017	EUR	100,000	112,311
1.13%, 9/18/2021	EUR	300,000	348,595
Commerzbank AG:
0.50%, 4/3/2018	EUR	200,000	223,887
4.00%, 9/16/2020	EUR	150,000	192,122
Series 796, 3.63%, 7/10/2017	EUR	200,000	230,360
Daimler AG:
0.63%, 3/5/2020	EUR	300,000	340,101
1.40%, 1/12/2024	EUR	400,000	474,415
1.50%, 11/19/2018	EUR	200,000	230,582
1.50%, 3/9/2026	EUR	300,000	357,609
Series EMTN, 0.88%, 1/12/2021	EUR	200,000	229,296
Deutsche Bank AG:
1.00%, 3/18/2019	EUR	200,000	223,356
1.13%, 3/17/2025	EUR	400,000	426,047
1.25%, 9/8/2021	EUR	200,000	224,896
2.38%, 1/11/2023	EUR	900,000	1,065,984
5.13%, 8/31/2017	EUR	200,000	234,414
Deutsche Telekom International Finance B.V.:
2.13%, 1/18/2021	EUR	300,000	364,389
4.25%, 7/13/2022	EUR	550,000	753,603
6.50%, 4/8/2022	GBP	100,000	168,863
E.ON International Finance B.V.:
5.50%, 10/2/2017	EUR	200,000	237,571
5.75%, 5/7/2020	EUR	200,000	270,017
5.88%, 10/30/2037	GBP	200,000	344,474
6.00%, 10/30/2019	GBP	100,000	151,836
6.38%, 6/7/2032	GBP	150,000	263,702
6.75%, 1/27/2039	GBP	150,000	282,210
Linde AG 1.75%, 9/17/2020	EUR	200,000	239,160
Merck Financial Services GmbH 4.50%, 3/24/2020	EUR	250,000	323,878
RWE Finance B.V.:
6.13%, 7/6/2039	GBP	200,000	306,347
6.25%, 6/3/2030	GBP	50,000	77,074
6.50%, 8/10/2021	EUR	200,000	284,241
6.63%, 1/31/2019	EUR	100,000	128,771
SAP SE:
1.13%, 2/20/2023	EUR	100,000	118,004
1.75%, 2/22/2027	EUR	200,000	244,055
Siemens Financieringsmaatschappij NV:
1.50%, 3/10/2020	EUR	200,000	235,448
1.75%, 3/12/2021	EUR	150,000	180,782
2.88%, 3/10/2028	EUR	200,000	273,001
5.63%, 6/11/2018	EUR	300,000	371,016
Volkswagen International Finance NV:
0.88%, 1/16/2023	EUR	200,000	221,737
1.63%, 1/16/2030	EUR	100,000	109,416
2.00%, 1/14/2020	EUR	100,000	117,359
2.00%, 3/26/2021	EUR	200,000	237,326
3.25%, 1/21/2019	EUR	200,000	239,123
Volkswagen Leasing GmbH:
2.38%, 9/6/2022	EUR	200,000	240,977
2.63%, 1/15/2024	EUR	200,000	244,805

See accompanying notes to financial statements.

356

SPDR Barclays International Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount		Value

Vonovia Finance B.V.:
1.63%, 12/15/2020	EUR	200,000	$233,503
2.25%, 12/15/2023	EUR	200,000	245,392

			15,037,269

HONG KONG — 0.4%
Hutchison Whampoa Finance 14, Ltd. 1.38%, 10/31/2021	EUR	500,000	569,595

INDIA — 0.1%
Bharti Airtel International Netherlands B.V. Series ., 4.00%, 12/10/2018	EUR	100,000	119,163

ISRAEL — 0.3%
Teva Pharmaceutical Finance IV B.V. 2.88%, 4/15/2019	EUR	200,000	237,527
Teva Pharmaceutical Finance Netherlands II B.V. 1.25%, 3/31/2023	EUR	200,000	221,516

			459,043

ITALY — 7.1%
Assicurazioni Generali SpA:
2.88%, 1/14/2020	EUR	200,000	239,931
5.13%, 9/16/2024	EUR	300,000	428,468
Atlantia SpA 5.88%, 6/9/2024	EUR	200,000	310,920
Enel Finance International NV:
1.97%, 1/27/2025	EUR	534,000	646,972
5.00%, 9/14/2022	EUR	250,000	353,948
5.63%, 8/14/2024	GBP	150,000	244,012
5.75%, 9/14/2040	GBP	200,000	346,365
Eni SpA:
1.50%, 2/2/2026	EUR	200,000	231,142
3.25%, 7/10/2023	EUR	200,000	261,207
3.50%, 1/29/2018	EUR	150,000	175,878
3.63%, 1/29/2029	EUR	300,000	415,916
3.75%, 9/12/2025	EUR	150,000	206,418
4.00%, 6/29/2020	EUR	200,000	254,755
4.13%, 9/16/2019	EUR	200,000	250,381
4.25%, 2/3/2020	EUR	100,000	126,972
4.75%, 11/14/2017	EUR	200,000	236,608
Intesa Sanpaolo SpA:
1.13%, 1/14/2020	EUR	200,000	224,110
1.13%, 3/4/2022	EUR	115,000	127,105
2.00%, 6/18/2021	EUR	300,000	347,451
3.00%, 1/28/2019	EUR	200,000	235,683
4.00%, 11/9/2017	EUR	200,000	233,162
4.00%, 10/30/2023	EUR	200,000	260,161
4.13%, 4/14/2020	EUR	100,000	124,261
4.38%, 10/15/2019	EUR	300,000	371,655
Series GMTN, 4.00%, 11/8/2018	EUR	300,000	360,456
Mediobanca SpA 0.88%, 11/14/2017	EUR	200,000	223,463
Snam SpA:
3.50%, 2/13/2020	EUR	200,000	248,777
3.88%, 3/19/2018	EUR	200,000	236,829
5.25%, 9/19/2022	EUR	200,000	286,779
Terna Rete Elettrica Nazionale SpA:
0.88%, 2/2/2022	EUR	200,000	227,320

4.75%, 3/15/2021	EUR	250,000	335,720
UniCredit SpA:
1.50%, 6/19/2019	EUR	200,000	227,205
3.25%, 1/14/2021	EUR	300,000	363,072
3.38%, 1/11/2018	EUR	100,000	116,264
3.63%, 1/24/2019	EUR	300,000	357,839
Unione di Banche Italiane SpA 2.88%, 2/18/2019	EUR	200,000	235,558

			9,872,763

JAPAN — 0.7%
Panasonic Corp. Series 12, 0.39%, 3/19/2020	JPY	100,000,000	984,588

MEXICO — 0.6%
America Movil SAB de CV:
3.00%, 7/12/2021	EUR	300,000	369,094
4.13%, 10/25/2019	EUR	100,000	124,148
4.38%, 8/7/2041	GBP	100,000	148,732
Fomento Economico Mexicano SAB de CV 1.75%, 3/20/2023	EUR	200,000	225,634

			867,608

NETHERLANDS — 7.6%
ABN AMRO Bank NV:
1.00%, 4/16/2025	EUR	243,000	275,429
2.13%, 11/26/2020	EUR	200,000	240,618
2.50%, 11/29/2023	EUR	100,000	126,107
3.63%, 10/6/2017	EUR	300,000	348,692
4.13%, 3/28/2022	EUR	150,000	201,318
4.75%, 1/11/2019	EUR	200,000	248,679
Cooperatieve Rabobank UA:
1.25%, 3/23/2026	EUR	200,000	226,959
1.75%, 1/22/2019	EUR	400,000	464,168
2.38%, 5/22/2023	EUR	200,000	248,472
4.13%, 7/14/2025	EUR	550,000	785,191
Series EMTN, 3.50%, 10/17/2018	EUR	300,000	360,177
Series EMTN, 4.13%, 1/12/2021	EUR	400,000	521,136
Series EMTN, 4.38%, 6/7/2021	EUR	200,000	265,928
Series EMTN, 4.75%, 1/15/2018	EUR	500,000	596,592
Series EMTN, 4.75%, 6/6/2022	EUR	500,000	691,933
Series GMTN, 1.38%, 2/3/2027	EUR	400,000	457,160
Series GMTN, 4.00%, 1/11/2022	EUR	200,000	264,861
Series GMTN, 4.13%, 1/14/2020	EUR	300,000	379,736
Heineken NV 2.13%, 8/4/2020	EUR	200,000	239,286
ING Bank NV:
0.70%, 4/16/2020	EUR	300,000	339,361
0.75%, 2/22/2021	EUR	200,000	226,444
1.25%, 12/13/2019	EUR	350,000	403,247
1.88%, 2/27/2018	EUR	200,000	229,094
4.50%, 2/21/2022	EUR	200,000	272,283

See accompanying notes to financial statements.

357

SPDR Barclays International Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount		Value

Koninklijke KPN NV
Series GMTN, 5.75%, 9/17/2029	GBP	150,000	$255,872
Shell International Finance B.V.:
1.00%, 4/6/2022	EUR	100,000	116,378
1.25%, 3/15/2022	EUR	300,000	353,568
1.63%, 3/24/2021	EUR	200,000	238,787
1.63%, 1/20/2027	EUR	200,000	241,413
1.88%, 9/15/2025	EUR	300,000	371,431
2.50%, 3/24/2026	EUR	200,000	259,736
4.38%, 5/14/2018	EUR	300,000	361,351

			10,611,407

NORWAY — 0.6%
DNB Bank ASA:
3.88%, 6/29/2020	EUR	50,000	63,833
4.25%, 1/18/2022	EUR	200,000	269,557
4.38%, 2/24/2021	EUR	400,000	528,308

			861,698

PORTUGAL — 0.2%
EDP Finance B.V. 2.63%, 1/18/2022	EUR	200,000	233,299

SPAIN — 5.1%
Banco Bilbao Vizcaya Argentaria SA 1.00%, 1/20/2021	EUR	200,000	225,047
BBVA Senior Finance SAU
Series GMTN, 3.75%, 1/17/2018	EUR	300,000	351,593
CaixaBank SA
Series MTN, 3.13%, 5/14/2018	EUR	100,000	116,924
Criteria Caixa SA:
1.63%, 4/21/2022 (a)	EUR	200,000	218,198
2.38%, 5/9/2019	EUR	100,000	115,374
Iberdrola Finanzas SAU 4.13%, 3/23/2020	EUR	150,000	191,329
Iberdrola International B.V. 3.50%, 2/1/2021	EUR	400,000	510,092
Repsol International Finance B.V.:
2.63%, 5/28/2020 (a)	EUR	200,000	239,149
3.63%, 10/7/2021	EUR	200,000	253,477
4.88%, 2/19/2019	EUR	100,000	124,052
Santander Consumer Finance SA:
0.90%, 2/18/2020	EUR	200,000	221,910
1.10%, 7/30/2018	EUR	200,000	225,477
Series EMTN, 1.50%, 11/12/2020	EUR	300,000	340,915
Santander International Debt SAU:
1.38%, 12/14/2022	EUR	200,000	226,397
4.00%, 1/24/2020	EUR	300,000	373,311
4.13%, 10/4/2017	EUR	150,000	175,015
Series EMTN, 1.38%, 3/3/2021	EUR	100,000	114,041
Telefonica Emisiones SAU:
1.46%, 4/13/2026	EUR	200,000	224,654
1.48%, 9/14/2021	EUR	200,000	231,995
2.24%, 5/27/2022	EUR	300,000	362,807
4.69%, 11/11/2019	EUR	200,000	255,081
4.71%, 1/20/2020	EUR	200,000	256,278
4.80%, 2/21/2018	EUR	200,000	239,424

5.38%, 2/2/2018	GBP	100,000	141,811
5.60%, 3/12/2020	GBP	100,000	151,054
5.81%, 9/5/2017	EUR	100,000	118,616
Series GMTN, 3.66%, 9/18/2017	EUR	100,000	115,949
Series GMTN, 3.96%, 3/26/2021	EUR	100,000	128,746
Series GMTN, 3.99%, 1/23/2023	EUR	700,000	930,695

			7,179,411

SWEDEN — 2.9%
Nordea Bank AB:
1.13%, 2/12/2025	EUR	100,000	115,621
1.38%, 4/12/2018	EUR	200,000	227,761
1.38%, 4/12/2018	EUR	300,000	341,642
2.00%, 2/17/2021	EUR	300,000	360,587
2.25%, 10/5/2017	EUR	100,000	114,293
3.25%, 7/5/2022	EUR	200,000	259,711
4.00%, 7/11/2019	EUR	200,000	248,702
4.00%, 6/29/2020	EUR	250,000	320,766
Skandinaviska Enskilda Banken AB:
2.00%, 2/19/2021	EUR	300,000	360,542
Series GMTN, 1.88%, 11/14/2019	EUR	200,000	235,932
Svenska Handelsbanken AB:
1.13%, 12/14/2022	EUR	200,000	231,297
2.25%, 6/14/2018	EUR	300,000	347,924
2.25%, 8/27/2020	EUR	200,000	241,404
2.63%, 8/23/2022	EUR	200,000	253,321
3.38%, 7/17/2017	EUR	100,000	115,070
4.38%, 10/20/2021	EUR	200,000	270,919

			4,045,492

SWITZERLAND — 5.0%
ABB Finance B.V.
2.63%, 3/26/2019	EUR	300,000	356,852
Credit Suisse AG:
0.50%, 3/29/2018	EUR	200,000	223,800
0.63%, 11/20/2018	EUR	300,000	336,674
1.13%, 9/15/2020	EUR	300,000	342,260
1.38%, 11/29/2019	EUR	500,000	574,575
1.38%, 1/31/2022	EUR	200,000	229,232
1.50%, 4/10/2026	EUR	300,000	340,914
4.75%, 8/5/2019	EUR	450,000	567,605
5.13%, 9/18/2017	EUR	200,000	235,916
Credit Suisse Group Funding Guernsey, Ltd.:
1.00%, 4/14/2023	CHF	150,000	152,394
1.25%, 4/14/2022	EUR	655,000	710,460
Glencore Finance Dubai, Ltd.
2.63%, 11/19/2018	EUR	200,000	226,187
Glencore Finance Europe SA:
1.25%, 3/17/2021	EUR	200,000	204,459
VRN, 4.63%, 4/3/2018	EUR	200,000	234,210
Roche Finance Europe B.V.:
0.88%, 2/25/2025	EUR	200,000	232,220
2.00%, 6/25/2018	EUR	200,000	231,569
Roche Holdings, Inc.
6.50%, 3/4/2021	EUR	150,000	216,896

See accompanying notes to financial statements.

358

SPDR Barclays International Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount		Value

UBS AG:
0.50%, 5/15/2018	EUR	100,000	$112,091
1.13%, 6/30/2020	EUR	335,000	385,761
1.25%, 9/3/2021	EUR	300,000	349,178
6.00%, 4/18/2018	EUR	200,000	246,060
6.63%, 4/11/2018	GBP	150,000	219,651
UBS Group Funding Jersey, Ltd. 1.75%, 11/16/2022	EUR	200,000	231,560

			6,960,524

UNITED KINGDOM — 12.1%
Barclays Bank PLC
4.88%, 8/13/2019	EUR	400,000	509,546
Barclays PLC
1.50%, 4/1/2022	EUR	200,000	219,683
BG Energy Capital PLC:
3.00%, 11/16/2018	EUR	200,000	237,757
5.00%, 11/4/2036	GBP	100,000	169,351
5.13%, 12/1/2025	GBP	150,000	245,565
BP Capital Markets PLC:
1.11%, 2/16/2023	EUR	200,000	227,496
1.37%, 3/3/2022	EUR	100,000	115,650
1.53%, 9/26/2022	EUR	200,000	233,485
1.57%, 2/16/2027	EUR	200,000	229,649
2.18%, 9/28/2021	EUR	200,000	241,676
2.97%, 2/27/2026	EUR	200,000	260,200
2.99%, 2/18/2019	EUR	300,000	359,084
3.83%, 10/6/2017	EUR	100,000	116,507
4.33%, 12/10/2018	GBP	100,000	143,931
British Telecommunications PLC:
1.13%, 6/10/2019	EUR	700,000	798,996
1.75%, 3/10/2026	EUR	100,000	115,794
Centrica PLC:
4.38%, 3/13/2029	GBP	200,000	308,367
7.00%, 9/19/2033	GBP	100,000	198,815
Diageo Finance PLC 1.13%, 5/20/2019	EUR	200,000	229,103
GlaxoSmithKline Capital PLC:
0.63%, 12/2/2019	EUR	400,000	453,762
1.38%, 12/2/2024	EUR	100,000	118,297
4.25%, 12/18/2045	GBP	200,000	331,690
5.25%, 12/19/2033	GBP	200,000	363,289
5.25%, 4/10/2042	GBP	100,000	188,166
5.63%, 12/13/2017	EUR	100,000	120,387
6.38%, 3/9/2039	GBP	100,000	208,404
Heathrow Funding, Ltd.:
5.23%, 2/15/2023	GBP	200,000	316,848
5.88%, 5/13/2043	GBP	100,000	193,604
6.45%, 12/10/2031	GBP	150,000	290,666
6.75%, 12/3/2028	GBP	100,000	186,296
Series 0000, 4.63%, 10/31/2046	GBP	100,000	168,520
HSBC Bank PLC:
3.13%, 11/15/2017	EUR	200,000	231,546
3.88%, 10/24/2018	EUR	200,000	241,587
4.00%, 1/15/2021	EUR	500,000	650,401
HSBC Holdings PLC
2.50%, 3/15/2027	EUR	300,000	357,540

Imperial Brands Finance PLC:
Series EMTN, 2.25%, 2/26/2021	EUR	200,000	237,482
Series EMTN, 9.00%, 2/17/2022	GBP	150,000	271,343
Lloyds Bank PLC:
1.00%, 11/19/2021	EUR	200,000	223,487
1.25%, 1/13/2025	EUR	300,000	334,045
1.38%, 9/8/2022	EUR	200,000	226,804
1.88%, 10/10/2018	EUR	200,000	229,646
5.38%, 9/3/2019	EUR	200,000	256,076
6.50%, 9/17/2040	GBP	150,000	302,374
Series EMTN, 0.63%, 4/20/2020	EUR	100,000	110,592
Nationwide Building Society:
1.13%, 6/3/2022	EUR	200,000	224,179
1.25%, 3/3/2025	EUR	300,000	330,672
5.63%, 9/9/2019	GBP	150,000	225,851
Royal Bank of Scotland PLC:
5.38%, 9/30/2019	EUR	350,000	444,321
5.50%, 3/23/2020	EUR	400,000	518,636
SABMiller Holdings, Inc.
1.88%, 1/20/2020	EUR	150,000	176,907
Santander UK PLC:
1.75%, 1/15/2018	EUR	200,000	226,874
1.88%, 2/17/2020	GBP	100,000	134,191
2.00%, 1/14/2019	EUR	100,000	114,945
Sky PLC:
1.50%, 9/15/2021	EUR	200,000	228,957
2.50%, 9/15/2026	EUR	200,000	236,574
Standard Chartered PLC:
1.63%, 11/20/2018	EUR	200,000	227,305
1.63%, 6/13/2021	EUR	200,000	226,983
4.38%, 1/18/2038	GBP	100,000	138,165
Vodafone Group PLC:
1.00%, 9/11/2020	EUR	200,000	226,412
1.88%, 9/11/2025	EUR	700,000	820,371
2.20%, 8/25/2026	EUR	100,000	117,950
4.65%, 1/20/2022	EUR	300,000	403,421
Western Power Distribution East Midlands PLC 5.25%, 1/17/2023	GBP	100,000	158,084
Western Power Distribution West Midlands PLC 5.75%, 4/16/2032	GBP	100,000	180,178

			16,934,483

UNITED STATES — 25.0%
Amgen, Inc.:
1.25%, 2/25/2022	EUR	200,000	229,558
4.00%, 9/13/2029	GBP	100,000	151,345
Apple, Inc.:
1.00%, 11/10/2022	EUR	300,000	347,541
1.38%, 1/17/2024	EUR	200,000	235,788
1.63%, 11/10/2026	EUR	300,000	358,408
2.00%, 9/17/2027	EUR	200,000	248,253
3.05%, 7/31/2029	GBP	100,000	142,089
Series MTN, 3.70%, 8/28/2022	AUD	200,000	155,587

See accompanying notes to financial statements.

359

SPDR Barclays International Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount		Value

AT&T, Inc.:
1.30%, 9/5/2023	EUR	200,000	$228,797
1.45%, 6/1/2022	EUR	200,000	231,138
1.88%, 12/4/2020	EUR	100,000	118,581
2.40%, 3/15/2024	EUR	300,000	364,735
2.45%, 3/15/2035	EUR	100,000	114,307
2.45%, 3/15/2035	EUR	200,000	228,613
2.50%, 3/15/2023	EUR	200,000	244,864
2.65%, 12/17/2021	EUR	100,000	122,942
3.50%, 12/17/2025	EUR	200,000	265,339
3.55%, 12/17/2032	EUR	300,000	399,846
4.25%, 6/1/2043	GBP	100,000	144,257
4.38%, 9/14/2029	GBP	100,000	151,094
4.88%, 6/1/2044	GBP	200,000	315,806
7.00%, 4/30/2040	GBP	250,000	501,916
Bank of America Corp.:
1.38%, 9/10/2021	EUR	300,000	346,398
1.63%, 9/14/2022	EUR	200,000	233,122
1.88%, 1/10/2019	EUR	300,000	347,261
2.38%, 6/19/2024	EUR	300,000	365,709
2.50%, 7/27/2020	EUR	150,000	180,703
4.63%, 8/7/2017	EUR	300,000	349,952
6.13%, 9/15/2021	GBP	100,000	159,275
7.00%, 7/31/2028	GBP	200,000	373,125
7.75%, 4/30/2018	GBP	150,000	222,077
Berkshire Hathaway, Inc.:
0.50%, 3/13/2020	EUR	200,000	224,247
1.13%, 3/16/2027	EUR	200,000	219,138
1.30%, 3/15/2024	EUR	200,000	230,271
1.63%, 3/16/2035	EUR	200,000	218,553
Citigroup, Inc.:
1.38%, 10/27/2021	EUR	200,000	230,942
1.75%, 1/28/2025	EUR	400,000	462,234
2.38%, 5/22/2024	EUR	200,000	242,301
5.00%, 8/2/2019	EUR	450,000	571,633
7.38%, 9/4/2019	EUR	100,000	135,757
Coca-Cola Co.:
0.75%, 3/9/2023	EUR	300,000	340,409
1.13%, 3/9/2027	EUR	200,000	226,619
1.63%, 3/9/2035	EUR	300,000	349,947
1.88%, 9/22/2026	EUR	200,000	244,314
FedEx Corp. 1.63%, 1/11/2027	EUR	200,000	226,002
GE Capital European Funding:
0.80%, 1/21/2022	EUR	100,000	114,697
1.63%, 3/15/2018	EUR	100,000	114,327
2.25%, 7/20/2020	EUR	200,000	241,831
2.63%, 3/15/2023	EUR	200,000	255,331
2.88%, 6/18/2019	EUR	300,000	362,082
5.38%, 1/16/2018	EUR	100,000	120,458
5.38%, 1/23/2020	EUR	300,000	396,430
6.00%, 1/15/2019	EUR	100,000	128,159
General Electric Co.:
1.25%, 5/26/2023	EUR	200,000	234,463
1.88%, 5/28/2027	EUR	200,000	245,709
Goldman Sachs Group, Inc.:
0.75%, 5/10/2019	EUR	100,000	112,475
1.38%, 7/26/2022	EUR	100,000	113,885
2.00%, 7/27/2023	EUR	100,000	116,921

2.13%, 9/30/2024 (a)	EUR	400,000	468,374
2.50%, 10/18/2021	EUR	100,000	120,537
2.63%, 8/19/2020	EUR	100,000	119,991
3.00%, 2/12/2031	EUR	200,000	243,380
3.25%, 2/1/2023	EUR	200,000	252,147
4.25%, 1/29/2026	GBP	100,000	148,448
5.13%, 10/23/2019	EUR	200,000	256,790
6.38%, 5/2/2018	EUR	350,000	433,110
Honeywell International, Inc.:
0.65%, 2/21/2020	EUR	200,000	225,392
1.30%, 2/22/2023	EUR	200,000	231,503
International Business Machines Corp.:
0.50%, 9/7/2021	EUR	200,000	224,768
1.25%, 5/26/2023	EUR	200,000	232,484
1.88%, 11/6/2020	EUR	200,000	239,509
2.75%, 12/21/2020	GBP	100,000	142,957
2.88%, 11/7/2025	EUR	100,000	130,924
Series 001, 1.38%, 11/19/2019	EUR	200,000	232,755
Johnson & Johnson:
0.25%, 1/20/2022	EUR	100,000	112,752
1.65%, 5/20/2035	EUR	300,000	367,471
4.75%, 11/6/2019	EUR	50,000	64,551
4.75%, 11/6/2019	EUR	150,000	193,654
JPMorgan Chase & Co.:
1.38%, 9/16/2021	EUR	200,000	232,069
1.50%, 10/26/2022	EUR	200,000	233,265
1.50%, 1/27/2025	EUR	400,000	463,391
1.88%, 11/21/2019	EUR	200,000	234,680
2.63%, 4/23/2021	EUR	100,000	122,639
2.75%, 8/24/2022	EUR	200,000	250,274
2.75%, 2/1/2023	EUR	200,000	250,672
3.00%, 2/19/2026	EUR	400,000	521,767
3.88%, 9/23/2020	EUR	300,000	383,988
McDonald’s Corp.
1.00%, 11/15/2023	EUR	200,000	226,587
Merck & Co., Inc.:
1.13%, 10/15/2021	EUR	100,000	116,436
1.88%, 10/15/2026	EUR	200,000	245,765
Microsoft Corp.:
2.13%, 12/6/2021	EUR	300,000	367,685
3.13%, 12/6/2028	EUR	300,000	416,676
Mondelez International, Inc. 2.38%, 1/26/2021	EUR	200,000	240,343
Morgan Stanley:
1.75%, 3/11/2024	EUR	100,000	114,313
1.88%, 3/30/2023	EUR	200,000	232,868
3.75%, 9/21/2017	EUR	100,000	116,094
Series GMTN, 1.75%, 1/30/2025	EUR	500,000	569,066
Series GMTN, 2.25%, 3/12/2018	EUR	300,000	345,296
Series GMTN, 2.38%, 3/31/2021	EUR	100,000	119,928
Series GMTN, 5.38%, 8/10/2020	EUR	300,000	398,142
Series GMTN, 5.50%, 10/2/2017	EUR	300,000	355,982

See accompanying notes to financial statements.

360

SPDR Barclays International Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount		Value

Oracle Corp. 2.25%, 1/10/2021	EUR	200,000	$243,693
Pfizer, Inc.:
5.75%, 6/3/2021	EUR	350,000	493,471
6.50%, 6/3/2038	GBP	300,000	628,215
Philip Morris International, Inc.:
1.75%, 3/19/2020	EUR	200,000	235,041
2.88%, 3/3/2026	EUR	200,000	258,336
Priceline Group, Inc.:
1.80%, 3/3/2027	EUR	200,000	211,038
2.38%, 9/23/2024	EUR	200,000	232,739
Procter & Gamble Co.:
1.13%, 11/2/2023	EUR	200,000	233,318
2.00%, 8/16/2022	EUR	100,000	123,290
4.88%, 5/11/2027	EUR	200,000	318,016
5.13%, 10/24/2017	EUR	150,000	178,230
Toyota Motor Credit Corp.:
0.75%, 7/21/2022	EUR	200,000	227,788
1.00%, 9/10/2021	EUR	200,000	230,878
1.25%, 8/1/2017	EUR	100,000	112,688
1.80%, 7/23/2020	EUR	200,000	237,388
Verizon Communications, Inc.:
1.63%, 3/1/2024	EUR	200,000	234,762
2.38%, 2/17/2022	EUR	300,000	368,198
2.63%, 12/1/2031	EUR	200,000	248,504
3.25%, 2/17/2026	EUR	200,000	264,825
4.07%, 6/18/2024	GBP	100,000	151,548
4.75%, 2/17/2034	GBP	100,000	160,682
Wal-Mart Stores, Inc.:
4.88%, 9/21/2029	EUR	200,000	329,272
4.88%, 1/19/2039	GBP	200,000	357,085
5.25%, 9/28/2035	GBP	150,000	276,688
5.63%, 3/27/2034	GBP	150,000	282,952
Wells Fargo & Co.:
1.13%, 10/29/2021	EUR	300,000	345,249
1.50%, 9/12/2022	EUR	200,000	233,238
1.63%, 6/2/2025	EUR	300,000	350,612
2.00%, 4/27/2026	EUR	500,000	602,273
2.13%, 4/22/2022	GBP	100,000	136,123

2.13%, 6/4/2024	EUR	200,000	243,083
2.25%, 9/3/2020	EUR	100,000	120,152
2.25%, 5/2/2023	EUR	200,000	244,784
2.63%, 8/16/2022	EUR	250,000	310,528
4.63%, 11/2/2035	GBP	150,000	245,358

			34,827,029

TOTAL CORPORATE BONDS & NOTES (Cost $147,256,229)			137,329,509

SHORT-TERM INVESTMENTS — 0.4%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (b) (c)		5,153	5,153
State Street Navigator Securities Lending Prime Portfolio (c) (d)		483,489	483,489

TOTAL SHORT-TERM INVESTMENTS (Cost $488,642)			488,642

TOTAL INVESTMENTS — 98.8% (Cost $147,744,871)			137,818,151
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.2%			1,689,736

NET ASSETS — 100.0%			$139,507,887

(a)	All or a portion of the shares of the security are on loan at June 30, 2016.
(b)	The rate shown is the annualized seven-day yield at June 30, 2016.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(d)	Investment of cash collateral for securities loaned.

At June 30, 2016, open forward foreign currency contracts were as follows:

Counterparty	Amount Sold		Amount Bought		Settlement Date	Net Unrealized Appreciation/ (Depreciation)
Barclays Capital	EUR	48,420	JPY	6,000,000	07/07/2016	$4,693
Westpac Banking Corp.	EUR	318,651	JPY	39,000,000	07/07/2016	26,151
Westpac Banking Corp.	JPY	37,000,000	EUR	327,379	07/07/2016	3,042
Westpac Banking Corp.	JPY	8,000,000	EUR	65,791	07/07/2016	(4,890)
Westpac Banking Corp.	EUR	327,358	JPY	37,000,000	08/05/2016	(3,067)

						$25,929

During the year ended June 30, 2016, average notional value related to foreign currency exchange contracts was $2,234,266 or 2% of net assets.

EUR — Euro

JPY — Japanese yen

AUD — Australian Dollar

CHF — Swiss Franc

EUR — Euro

GBP — British Pound

JPY — Japanese Yen

See accompanying notes to financial statements.

361

SPDR Barclays International Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes
Australia	$—	$3,647,576	$—	$3,647,576
Belgium	—	2,906,729	—	2,906,729
Canada	—	225,448	—	225,448
Denmark	—	927,090	—	927,090
Finland	—	226,721	—	226,721
France	—	19,832,573	—	19,832,573
Germany	—	15,037,269	—	15,037,269
Hong Kong	—	569,595	—	569,595
India	—	119,163	—	119,163
Israel	—	459,043	—	459,043
Italy	—	9,872,763	—	9,872,763
Japan	—	984,588	—	984,588
Mexico	—	867,608	—	867,608
Netherlands	—	10,611,407	—	10,611,407
Norway	—	861,698	—	861,698
Portugal	—	233,299	—	233,299
Spain	—	7,179,411	—	7,179,411
Sweden	—	4,045,492	—	4,045,492
Switzerland	—	6,960,524	—	6,960,524
United Kingdom	—	16,934,483	—	16,934,483
United States	—	34,827,029	—	34,827,029
Short-Term Investments	488,642	—	—	488,642

TOTAL INVESTMENTS	$488,642	$137,329,509	$—	$137,818,151

OTHER FINANCIAL INSTRUMENTS:
Forward Foreign Currency Exchange Contracts (a)	—	33,886	—	33,886

TOTAL INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	$488,642	$137,363,395	$—	$137,852,037

LIABILITIES:
OTHER FINANCIAL INSTRUMENTS:
Forward Foreign Currency Exchange Contracts (a)	—	(7,957)	—	(7,957)

TOTAL OTHER FINANCIAL INSTRUMENTS	$—	$(7,957)	$—	$(7,957)

(a)	Forward Foreign Currency Exchange Contracts are valued at unrealized appreciation (depreciation).

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	93,042	$93,042	1,001,025	1,088,914	5,153	$5,153	$99	$—
State Street Navigator Securities Lending Prime Portfolio	—	—	4,244,845	3,761,356	483,489	483,489	—	—

See accompanying notes to financial statements.

362

SPDR Barclays Emerging Markets Local Bond ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Principal Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS — 98.0%
BRAZIL — 12.8%
Brazil Letras do Tesouro Nacional:
Zero Coupon, 7/1/2017	BRL	7,200,000	$1,982,503
Zero Coupon, 10/1/2017	BRL	400,000	106,935
Zero Coupon, 1/1/2018	BRL	2,550,000	663,863
Zero Coupon, 4/1/2018	BRL	12,200,000	3,090,013
Zero Coupon, 7/1/2018	BRL	5,250,000	1,293,805
Zero Coupon, 1/1/2019	BRL	19,500,000	4,550,051
Zero Coupon, 7/1/2019	BRL	16,750,000	3,697,417
Zero Coupon, 1/1/2020	BRL	19,200,000	4,008,091
Brazil Notas do Tesouro Nacional Serie F:
10.00%, 1/1/2017	BRL	1,240,000	380,174
10.00%, 1/1/2021	BRL	6,000,000	1,746,374
10.00%, 1/1/2023	BRL	5,980,000	1,708,114
10.00%, 1/1/2025	BRL	7,900,000	2,215,193
10.00%, 1/1/2027	BRL	2,500,000	693,924
Brazilian Government International Bond:
8.50%, 1/5/2024	BRL	350,000	95,263
10.25%, 1/10/2028	BRL	500,000	146,703

			26,378,423

CHILE — 1.8%
Bonos del Banco Central de Chile en Pesos:
4.50%, 4/1/2020	CLP	40,000,000	61,528
4.50%, 6/1/2020	CLP	1,005,000,000	1,546,917
6.00%, 6/1/2017	CLP	55,000,000	84,828
6.00%, 3/1/2018	CLP	20,000,000	31,265
6.00%, 6/1/2018	CLP	270,000,000	424,375
6.00%, 2/1/2021	CLP	455,000,000	740,563
6.00%, 3/1/2022	CLP	120,000,000	198,465
6.00%, 3/1/2023	CLP	130,000,000	216,845
Chile Government International Bond:
5.50%, 8/5/2020	CLP	197,000,000	314,782
5.50%, 8/5/2020	CLP	45,000,000	71,905

			3,691,473

COLOMBIA — 4.3%
Colombia Government International Bond:
4.38%, 3/21/2023	COP	400,000,000	117,275
7.75%, 4/14/2021	COP	400,000,000	140,603
9.85%, 6/28/2027	COP	95,000,000	39,080
9.85%, 6/28/2027	COP	20,000,000	8,227
Colombian TES:
5.00%, 11/21/2018	COP	3,885,000,000	1,286,723
6.00%, 4/28/2028	COP	1,850,000,000	556,837
7.00%, 9/11/2019	COP	5,500,000,000	1,901,312
7.00%, 5/4/2022	COP	5,745,000,000	1,970,610
7.50%, 8/26/2026	COP	4,815,000,000	1,644,029
7.75%, 9/18/2030	COP	2,800,000,000	969,246
11.00%, 7/24/2020	COP	500,000,000	196,708

			8,830,650

CZECH REPUBLIC — 3.8%
Czech Republic Government Bond:
Zero Coupon, 11/9/2017	CZK	2,000,000	82,132
0.45%, 10/25/2023	CZK	6,000,000	250,764
0.85%, 3/17/2018	CZK	1,600,000	66,706
0.95%, 5/15/2030	CZK	1,000,000	42,022
1.00%, 6/26/2026	CZK	3,000,000	129,817
1.50%, 10/29/2019	CZK	24,500,000	1,054,519
2.40%, 9/17/2025	CZK	27,000,000	1,311,826
2.50%, 8/25/2028	CZK	3,000,000	150,078
3.75%, 9/12/2020	CZK	13,500,000	640,739
3.85%, 9/29/2021	CZK	20,200,000	991,447
4.20%, 12/4/2036	CZK	9,000,000	580,550
4.60%, 8/18/2018	CZK	13,200,000	595,625
4.70%, 9/12/2022	CZK	6,500,000	342,495
5.00%, 4/11/2019	CZK	30,000,000	1,404,149
5.70%, 5/25/2024	CZK	1,700,000	99,630

			7,742,499

HUNGARY — 3.6%
Hungary Government Bond:
2.50%, 6/22/2018	HUF	457,000,000	1,636,132
3.00%, 6/26/2024	HUF	350,000,000	1,235,945
3.50%, 6/24/2020	HUF	311,000,000	1,156,437
4.00%, 4/25/2018	HUF	88,000,000	324,253
5.50%, 6/24/2025	HUF	136,200,000	569,440
6.00%, 11/24/2023	HUF	122,000,000	519,946
6.50%, 6/24/2019	HUF	177,000,000	707,162
6.75%, 11/24/2017	HUF	45,000,000	170,809
6.75%, 10/22/2028	HUF	70,000,000	331,759
7.00%, 6/24/2022	HUF	29,000,000	127,338
7.50%, 11/12/2020	HUF	121,200,000	521,655

			7,300,876

INDONESIA — 6.8%
Indonesia Treasury Bond:
5.25%, 5/15/2018	IDR	6,100,000,000	446,448
5.63%, 5/15/2023	IDR	6,500,000,000	436,512
6.13%, 5/15/2028	IDR	6,500,000,000	424,405
6.25%, 4/15/2017	IDR	1,500,000,000	112,869
6.38%, 4/15/2042	IDR	1,700,000,000	102,665
6.63%, 5/15/2033	IDR	1,500,000,000	98,807
7.00%, 5/15/2022	IDR	1,290,000,000	94,648
7.00%, 5/15/2027	IDR	2,300,000,000	162,772
7.88%, 4/15/2019	IDR	9,800,000,000	752,477
8.25%, 7/15/2021	IDR	35,200,000,000	2,773,123
8.25%, 6/15/2032	IDR	3,710,000,000	286,088
8.25%, 5/15/2036	IDR	19,600,000,000	1,566,368
8.38%, 3/15/2024	IDR	8,600,000,000	686,373
8.38%, 9/15/2026	IDR	35,450,000,000	2,846,147
8.38%, 3/15/2034	IDR	6,800,000,000	545,544
8.75%, 5/15/2031	IDR	16,000,000,000	1,325,291
9.00%, 3/15/2029	IDR	6,000,000,000	502,706
9.50%, 5/15/2041	IDR	1,000,000,000	86,029
9.75%, 5/15/2037	IDR	1,250,000,000	110,532
10.00%, 7/15/2017	IDR	1,200,000,000	93,994
12.80%, 6/15/2021	IDR	350,000,000	32,342

See accompanying notes to financial statements.

363

SPDR Barclays Emerging Markets Local Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount		Value

Perusahaan Penerbit SBSN Indonesia Series PBS, 8.25%, 9/15/2020 .	IDR	5,000,000,000	$387,194

			13,873,334

ISRAEL — 4.6%
Israel Government Bond:
0.50%, 10/31/2018	ILS	1,700,000	444,100
1.25%, 10/31/2017	ILS	1,750,000	461,373
1.75%, 8/31/2025	ILS	3,670,000	962,959
2.25%, 5/31/2019	ILS	1,970,000	539,364
3.75%, 3/31/2024	ILS	1,580,000	481,556
4.00%, 1/31/2018	ILS	2,500,000	688,987
4.25%, 3/31/2023	ILS	2,650,000	824,766
5.00%, 1/31/2020	ILS	3,650,000	1,099,405
5.50%, 1/31/2022	ILS	3,520,000	1,142,436
5.50%, 1/31/2042	ILS	2,450,000	955,097
6.00%, 2/28/2019	ILS	3,450,000	1,031,104
6.25%, 10/30/2026	ILS	2,120,000	787,450

			9,418,597

MALAYSIA — 8.1%
Malaysia Government Bond:
3.26%, 3/1/2018	MYR	2,210,000	552,863
3.48%, 3/15/2023	MYR	1,010,000	248,604
3.49%, 3/31/2020	MYR	1,200,000	298,385
3.50%, 5/31/2027	MYR	600,000	142,935
3.58%, 9/28/2018	MYR	1,500,000	377,198
3.65%, 10/31/2019	MYR	1,130,000	283,531
3.66%, 10/15/2020	MYR	3,700,000	929,105
3.73%, 6/15/2028	MYR	240,000	57,645
3.76%, 3/15/2019	MYR	6,725,000	1,693,786
3.80%, 8/17/2023	MYR	4,800,000	1,204,316
3.84%, 4/15/2033	MYR	1,120,000	264,283
3.89%, 7/31/2020	MYR	500,000	126,511
3.89%, 3/15/2027	MYR	600,000	147,934
3.96%, 9/15/2025	MYR	3,650,000	914,628
4.13%, 4/15/2032	MYR	300,000	73,200
4.18%, 7/15/2024	MYR	200,000	51,194
4.23%, 6/30/2031	MYR	3,500,000	880,812
4.24%, 2/7/2018	MYR	3,200,000	812,675
4.25%, 5/31/2035	MYR	1,000,000	247,727
4.38%, 11/29/2019	MYR	3,900,000	998,507
4.74%, 3/15/2046	MYR	800,000	202,124
4.84%, 7/15/2025	MYR	170,000	45,154
4.94%, 9/30/2043	MYR	300,000	77,318
Malaysia Government Investment Issue:
3.51%, 5/15/2018	MYR	3,200,000	800,829
3.68%, 11/23/2017	MYR	2,300,000	576,317
3.74%, 8/26/2021	MYR	3,900,000	973,798
3.80%, 8/27/2020	MYR	2,600,000	652,169
4.07%, 9/30/2026	MYR	5,200,000	1,301,915
4.19%, 7/15/2022	MYR	2,200,000	558,359
4.39%, 7/7/2023	MYR	2,200,000	565,826
4.44%, 5/22/2024	MYR	2,300,000	589,338

			16,648,986

MEXICO — 8.8%
Mexican Bonos:
4.75%, 6/14/2018	MXN	39,800,000	2,153,199
5.00%, 12/11/2019	MXN	14,300,000	769,699
5.75%, 3/5/2026	MXN	10,000,000	537,570
6.50%, 6/10/2021	MXN	14,000,000	793,001
6.50%, 6/9/2022	MXN	22,300,000	1,263,636
7.75%, 5/29/2031	MXN	16,200,000	1,001,024
7.75%, 11/23/2034	MXN	8,000,000	496,316
7.75%, 11/13/2042	MXN	22,300,000	1,405,956
8.00%, 6/11/2020	MXN	27,200,000	1,614,923
8.00%, 12/7/2023	MXN	11,700,000	720,850
8.50%, 12/13/2018	MXN	46,600,000	2,729,171
8.50%, 5/31/2029	MXN	30,750,000	2,007,053
8.50%, 11/18/2038	MXN	7,000,000	471,980
10.00%, 12/5/2024	MXN	20,300,000	1,410,881
10.00%, 11/20/2036	MXN	10,000,000	761,633

			18,136,892

PERU — 2.3%
Peruvian Government
International Bond:
5.20%, 9/12/2023	PEN	2,215,000	656,556
5.70%, 8/12/2024	PEN	4,080,000	1,244,575
6.71%, 2/12/2055	PEN	250,000	74,585
6.85%, 2/12/2042	PEN	1,930,000	601,174
6.90%, 8/12/2037	PEN	750,000	240,875
6.95%, 8/12/2031	PEN	3,160,000	1,025,974
7.84%, 8/12/2020	PEN	1,195,000	397,448
8.20%, 8/12/2026	PEN	1,070,000	379,007
8.60%, 8/12/2017	PEN	510,000	161,358

			4,781,552

PHILIPPINES — 4.4%
Philippine Government Bond:
2.13%, 5/23/2018	PHP	39,300,000	830,499
3.38%, 8/20/2020	PHP	34,000,000	737,961
3.50%, 3/20/2021	PHP	43,300,000	943,724
3.50%, 4/21/2023	PHP	3,500,000	76,779
3.63%, 9/9/2025	PHP	98,000,000	2,122,735
3.63%, 3/21/2033	PHP	15,800,000	315,828
3.88%, 11/22/2019	PHP	38,660,000	850,528
4.13%, 8/20/2024	PHP	1,700,000	37,754
4.63%, 9/9/2040	PHP	56,500,000	1,238,464
5.00%, 8/18/2018	PHP	5,400,000	120,752
5.88%, 12/16/2020	PHP	7,950,000	191,385
6.13%, 10/24/2037	PHP	6,500,000	170,232
6.38%, 1/19/2022	PHP	4,700,000	116,370
8.00%, 7/19/2031	PHP	20,987,338	667,897
8.13%, 12/16/2035	PHP	13,300,000	416,709
9.13%, 9/4/2016	PHP	900,000	19,380
Philippine Government International Bond 6.25%, 1/14/2036	PHP	10,000,000	238,388

			9,095,385

POLAND — 4.4%
Poland Government Bond:
Zero Coupon, 10/25/2018	PLN	1,600,000	388,396
1.50%, 4/25/2020	PLN	4,700,000	1,167,719

See accompanying notes to financial statements.

364

SPDR Barclays Emerging Markets Local Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount		Value

1.75%, 7/25/2021	PLN	2,400,000	$592,222
2.00%, 4/25/2021	PLN	2,900,000	728,560
2.50%, 7/25/2018	PLN	1,200,000	308,016
2.50%, 7/25/2026	PLN	4,200,000	1,023,117
3.25%, 7/25/2025	PLN	2,500,000	652,506
3.75%, 4/25/2018	PLN	3,350,000	876,792
4.00%, 10/25/2023	PLN	4,200,000	1,158,529
4.75%, 10/25/2016	PLN	950,000	242,115
4.75%, 4/25/2017	PLN	700,000	181,144
5.25%, 10/25/2017	PLN	2,000,000	528,189
5.75%, 10/25/2021	PLN	500,000	148,283
5.75%, 9/23/2022	PLN	3,600,000	1,084,685

			9,080,273

ROMANIA — 2.7%
Romania Government Bond:
2.25%, 2/26/2020	RON	1,350,000	331,614
2.50%, 4/29/2019	RON	4,400,000	1,100,867
3.25%, 1/17/2018	RON	1,000,000	253,848
3.25%, 3/22/2021	RON	200,000	50,527
4.75%, 2/24/2025	RON	2,700,000	729,184
5.75%, 4/29/2020	RON	2,410,000	667,231
5.80%, 7/26/2027	RON	550,000	159,271
5.85%, 4/26/2023	RON	1,700,000	489,343
5.90%, 7/26/2017	RON	1,820,000	470,815
5.95%, 6/11/2021	RON	3,050,000	862,609
6.75%, 6/11/2017	RON	1,850,000	479,366

			5,594,675

RUSSIA — 3.6%
Russian Federal Bond - OFZ:
6.20%, 1/31/2018	RUB	15,500,000	231,975
6.20%, 1/31/2018	RUB	20,500,000	306,806
6.40%, 5/27/2020	RUB	11,000,000	159,840
6.70%, 5/15/2019	RUB	27,000,000	399,563
6.80%, 12/11/2019	RUB	12,400,000	183,484
7.00%, 8/16/2023	RUB	61,912,000	905,262
7.05%, 1/19/2028	RUB	4,200,000	60,308
7.40%, 6/14/2017	RUB	31,420,000	482,731
7.50%, 3/15/2018	RUB	20,500,000	313,160
7.50%, 2/27/2019	RUB	78,000,000	1,181,038
7.50%, 8/18/2021	RUB	51,000,000	767,665
7.60%, 7/20/2022	RUB	40,000,000	603,970
8.15%, 2/3/2027	RUB	55,000,000	861,884
8.50%, 9/17/2031	RUB	49,500,000	791,582
Russian Foreign Bond - Eurobond Series REGS, 7.85%, 3/10/2018	RUB	5,000,000	76,529

			7,325,797

SOUTH AFRICA — 4.5%
South Africa Government Bond:
6.50%, 2/28/2041	ZAR	8,300,000	401,665
6.75%, 3/31/2021	ZAR	2,900,000	186,222
7.00%, 2/28/2031	ZAR	13,400,000	749,527
7.25%, 1/15/2020	ZAR	17,850,000	1,186,181
7.75%, 2/28/2023	ZAR	22,650,000	1,484,584
8.00%, 12/21/2018	ZAR	5,550,000	379,534
8.00%, 1/31/2030	ZAR	25,500,000	1,578,895
8.25%, 9/15/2017	ZAR	1,200,000	82,586

8.25%, 3/31/2032	ZAR	2,700,000	167,611
8.50%, 1/31/2037	ZAR	17,000,000	1,053,980
8.75%, 1/31/2044	ZAR	6,500,000	406,529
8.75%, 2/28/2048	ZAR	12,800,000	797,813
8.88%, 2/28/2035	ZAR	4,000,000	260,566
9.00%, 1/31/2040	ZAR	8,000,000	517,835
13.50%, 9/15/2016	ZAR	1	—

			9,253,528

SOUTH KOREA — 12.4%
Korea Treasury Bond:
1.63%, 6/10/2018	KRW	1,050,000,000	917,626
1.75%, 12/10/2018	KRW	640,000,000	562,278
1.88%, 6/10/2026	KRW	1,100,000,000	990,355
2.00%, 12/10/2017	KRW	750,000,000	658,017
2.00%, 3/10/2020	KRW	1,000,000,000	890,271
2.00%, 9/10/2020	KRW	1,000,000,000	892,638
2.00%, 3/10/2021	KRW	1,980,000,000	1,773,790
2.00%, 3/10/2046	KRW	1,150,000,000	1,097,014
2.25%, 6/10/2025	KRW	100,000,000	92,435
2.25%, 12/10/2025	KRW	1,700,000,000	1,576,699
2.63%, 9/10/2035	KRW	1,950,000,000	1,991,773
2.75%, 6/10/2017	KRW	680,000,000	598,474
2.75%, 9/10/2017	KRW	630,000,000	556,355
2.75%, 3/10/2018	KRW	2,849,000,000	2,533,684
2.75%, 9/10/2019	KRW	800,000,000	726,462
2.75%, 12/10/2044	KRW	210,000,000	231,146
3.00%, 3/10/2023	KRW	580,000,000	555,216
3.00%, 9/10/2024	KRW	1,500,000,000	1,457,327
3.00%, 12/10/2042	KRW	265,000,000	300,797
3.13%, 3/10/2019	KRW	1,230,000,000	1,119,934
3.25%, 9/10/2018	KRW	2,000,000,000	1,810,514
3.38%, 9/10/2023	KRW	400,000,000	394,009
3.50%, 3/10/2024	KRW	1,800,000,000	1,797,456
3.75%, 6/10/2022	KRW	100,000,000	98,624
3.75%, 12/10/2033	KRW	110,000,000	127,300
4.00%, 12/10/2031	KRW	395,000,000	457,280
4.25%, 6/10/2021	KRW	467,000,000	461,936
4.75%, 12/10/2030	KRW	620,000,000	760,738

			25,430,148

THAILAND — 4.7%
Thailand Government Bond:
2.55%, 6/26/2020	THB	25,000,000	736,628
2.80%, 10/10/2017	THB	11,900,000	343,879
3.40%, 6/17/2036	THB	47,500,000	1,558,581
3.45%, 3/8/2019	THB	9,500,000	283,453
3.58%, 12/17/2027	THB	9,850,000	320,164
3.63%, 6/16/2023	THB	29,730,000	944,372
3.65%, 12/17/2021	THB	35,050,000	1,097,142
3.65%, 6/20/2031	THB	3,700,000	120,463
3.78%, 6/25/2032	THB	5,700,000	188,416
3.80%, 6/14/2041	THB	17,000,000	580,431
3.85%, 12/12/2025	THB	27,500,000	910,909
3.88%, 6/13/2019	THB	24,400,000	740,106
4.68%, 6/29/2044	THB	6,000,000	236,189
4.85%, 6/17/2061	THB	2,000,000	79,402
4.88%, 6/22/2029	THB	32,500,000	1,200,765
5.13%, 3/13/2018	THB	7,000,000	211,040

			9,551,940

See accompanying notes to financial statements.

365

SPDR Barclays Emerging Markets Local Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount		Value

TURKEY — 4.4%
Turkey Government Bond:
7.10%, 3/8/2023	TRY	1,350,000	$426,269
7.40%, 2/5/2020	TRY	4,325,000	1,442,344
8.00%, 3/12/2025	TRY	4,300,000	1,404,100
8.50%, 7/10/2019	TRY	900,000	311,251
8.50%, 9/14/2022	TRY	900,000	305,853
8.80%, 11/14/2018	TRY	2,500,000	871,759
8.80%, 9/27/2023	TRY	730,000	251,190
9.00%, 3/8/2017	TRY	750,000	261,515
9.00%, 7/24/2024	TRY	1,250,000	435,119
9.40%, 7/8/2020	TRY	1,450,000	514,066
9.50%, 1/12/2022	TRY	1,350,000	481,430
9.60%, 6/14/2017	TRY	600,000	210,631
10.50%, 1/15/2020	TRY	2,000,000	735,069
10.60%, 2/11/2026	TRY	340,000	130,235
10.70%, 2/17/2021	TRY	3,500,000	1,302,314

			9,083,145

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $204,904,954)			201,218,173

	Shares
SHORT-TERM INVESTMENT — 1.0%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (a) (b) (Cost $1,945,965)		1,945,965	1,945,965

TOTAL INVESTMENTS — 99.0%
(Cost $ 206,850,919)			203,164,138
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.0%			2,107,766

NET ASSETS — 100.0%			$205,271,904

(a)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(b)	The rate shown is the annualized seven-day yield at June 30, 2016.

BRL — Brazilian Real

CLP — Chilean Peso

COP — Colombian Peso

CZK — Czech Koruna

HUF — Hungary Forint

IDR — Indonesian Rupiah

ILS — Israeli New Shekel

KRW — South Korean Won

MXN — Mexican Peso

MYR — Malaysian Ringgit

PEN — Peruvian Nuevo Sol

PHP — Philippine Peso

PLN — Polish Zloty

RON — Romanian Leu

RUB — Russian Ruble

THB — Thai Baht

TRY — Turkish New Lira

ZAR — South African Rand

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Foreign Government Obligations
Brazil	$—	$26,378,423	$—	$26,378,423
Chile	—	3,691,473	—	3,691,473
Colombia	—	8,830,650	—	8,830,650
Czech Republic	—	7,742,499	—	7,742,499
Hungary.	—	7,300,876	—	7,300,876
Indonesia	—	13,873,334	—	13,873,334
Israel	—	9,418,597	—	9,418,597
Malaysia	—	16,648,986	—	16,648,986
Mexico	—	18,136,892	—	18,136,892
Peru.	—	4,781,552	—	4,781,552
Philippines	—	9,095,385	—	9,095,385
Poland	—	9,080,273	—	9,080,273
Romania	—	5,594,675	—	5,594,675
Russia	—	7,325,797	—	7,325,797

See accompanying notes to financial statements.

366

SPDR Barclays Emerging Markets Local Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
South Africa	$—	$9,253,528	$—	$9,253,528
South Korea	—	25,430,148	—	25,430,148
Thailand	—	9,551,940	—	9,551,940
Turkey	—	9,083,145	—	9,083,145
Short-Term Investment	1,945,965	—	—	1,945,965

TOTAL INVESTMENTS	$1,945,965	$201,218,173	$—	$203,164,138

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	214,181	$214,181	42,410,037	40,678,253	1,945,965	$1,945,965	$1,712	$—

See accompanying notes to financial statements.

367

SPDR Barclays International High Yield Bond ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Principal Amount		Value

CORPORATE BONDS & NOTES — 97.2%
ARGENTINA — 0.2%
Pan American Energy LLC/Argentine Branch 7.88%, 5/7/2021		$50,000	$51,125

AUSTRALIA — 1.1%
FMG Resources August 2006 Pty, Ltd. 9.75%, 3/1/2022 (a)		100,000	110,380
Origin Energy Finance, Ltd. 4.00%, 9/16/2074 (b)	EUR	100,000	96,652
Santos Finance, Ltd. 8.25%, 9/22/2070 (b)	EUR	50,000	56,102

			263,134

AUSTRIA — 0.4%
Raiffeisen Bank International AG Series EMTN, 4.50%, 2/21/2025 (b)	EUR	100,000	94,709

BRAZIL — 4.7%
Banco Bradesco SA 5.90%, 1/16/2021		$150,000	154,458
Banco Votorantim SA 7.38%, 1/21/2020		100,000	102,920
CSN Resources SA 6.50%, 7/21/2020		150,000	75,000
Itau Unibanco Holding SA:
5.65%, 3/19/2022		300,000	303,000
5.75%, 1/22/2021		100,000	102,875
JBS Investments GmbH 7.75%, 10/28/2020		200,000	209,750
Minerva Luxembourg SA 7.75%, 1/31/2023		200,000	204,500
Oi Brasil Holdings Cooperatief UA 5.75%, 2/10/2022 (c)		200,000	29,450

			1,181,953

CANADA — 9.5%
1011778 BC ULC/New Red Finance, Inc.:
4.63%, 1/15/2022 (a)		50,000	50,875
6.00%, 4/1/2022 (a)		100,000	103,470
Air Canada 7.75%, 4/15/2021 (a)		50,000	51,750
Baytex Energy Corp. 5.13%, 6/1/2021 (a)		50,000	41,875
Bombardier, Inc.:
5.75%, 3/15/2022 (a)		100,000	86,500
6.00%, 10/15/2022 (a)		100,000	86,250
6.13%, 5/15/2021	EUR	100,000	111,230
7.50%, 3/15/2018 (a)		$100,000	103,750
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 6.13%, 7/1/2022 (a)		100,000	94,625
Cascades, Inc. 5.50%, 7/15/2022 (a)		100,000	96,875
Cenovus Energy, Inc. 3.80%, 9/15/2023		250,000	235,937
Concordia International Corp.:
7.00%, 4/15/2023 (a)		50,000	42,500
9.50%, 10/21/2022 (a)		50,000	46,750
Eldorado Gold Corp. 6.13%, 12/15/2020 (a)		100,000	99,750
First Quantum Minerals, Ltd. 7.25%, 5/15/2022 (a)		200,000	154,500

Gibson Energy, Inc. 6.75%, 7/15/2021 (a)		$30,000	30,056
HudBay Minerals, Inc. 9.50%, 10/1/2020		50,000	41,750
Kinross Gold Corp. 5.13%, 9/1/2021		50,000	50,105
Lundin Mining Corp. 7.50%, 11/1/2020 (a)		100,000	101,437
MEG Energy Corp. 7.00%, 3/31/2024 (a)		100,000	76,000
New Gold, Inc. 6.25%, 11/15/2022 (a)		100,000	97,750
Open Text Corp. 5.63%, 1/15/2023 (a)		100,000	101,000
Paramount Resources, Ltd. 6.88%, 6/30/2023 (a)		50,000	39,313
Precision Drilling Corp. 5.25%, 11/15/2024		100,000	80,188
Quebecor Media, Inc. 5.75%, 1/15/2023		100,000	101,812
Seven Generations Energy, Ltd. 8.25%, 5/15/2020 (a)		50,000	51,969
Teck Resources, Ltd. 6.25%, 7/15/2041		250,000	177,450

			2,355,467

COLOMBIA — 0.3%
Bancolombia SA 5.13%, 9/11/2022		50,000	51,000
Colombia Telecomunicaciones SA ESP 8.50%, 12/29/2049 (b)		40,000	34,800

			85,800

DOMINICAN REPUBLIC — 0.9%
Aeropuertos Dominicanos Siglo XXI SA 9.75%, 11/13/2019		200,000	213,000

FINLAND — 0.5%
Nokia Oyj:
6.63%, 5/15/2039		50,000	53,406
Series EMTN, 6.75%, 2/4/2019	EUR	50,000	63,963

			117,369

FRANCE — 9.6%
BPCE SA 12.50%, 9/30/2019 (b)	EUR	50,000	73,618
Casino Guichard Perrachon SA:
Series EMTN, 2.80%, 8/5/2026	EUR	100,000	113,872
Series EMTN, 3.99%, 3/9/2020	EUR	100,000	122,760
Series EMTN, 4.87%, 1/31/2019 (b)	EUR	100,000	102,207
Credit Agricole SA 8.20%, 3/31/2018 (b)	EUR	50,000	61,365
Elis SA 3.00%, 4/30/2022	EUR	100,000	109,995
Europcar Groupe SA 5.75%, 6/15/2022	EUR	100,000	114,783
Faurecia 3.13%, 6/15/2022	EUR	100,000	111,095
Groupama SA:
6.30%, 10/22/2017 (b)	EUR	50,000	53,494
7.88%, 10/27/2039 (b)	EUR	50,000	57,155
Numericable-SFR SA:
5.63%, 5/15/2024	EUR	100,000	111,973
6.25%, 5/15/2024 (a)		$200,000	190,000
7.38%, 5/1/2026 (a)		200,000	197,000
Peugeot SA:
Series EMTN, 2.38%, 4/14/2023	EUR	100,000	112,917

See accompanying notes to financial statements.

368

SPDR Barclays International High Yield Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount		Value

Series EMTN, 6.50%, 1/18/2019	EUR	50,000	$63,252
Rexel SA 3.50%, 6/15/2023	EUR	100,000	112,206
Societe Generale SA:
8.88%, 6/16/2018 (b)	GBP	50,000	71,860
9.38%, 9/4/2019 (b)	EUR	50,000	66,848
Solvay Finance SA 5.43%, 11/12/2023 (b)	EUR	100,000	113,595
Synlab Bondco PLC 6.25%, 7/1/2022	EUR	100,000	117,027
Tereos Finance Groupe I SA 4.25%, 3/4/2020	EUR	100,000	112,613
Vallourec SA 2.25%, 9/30/2024	EUR	100,000	74,989
Veolia Environnement SA 4.45%, 4/16/2018 (b)	EUR	100,000	116,372

			2,380,996

GERMANY — 7.6%
Deutsche Bank AG:
4.50%, 4/1/2025		$200,000	184,160
Series EMTN, 2.75%, 2/17/2025	EUR	100,000	99,517
Fresenius Finance B.V.
2.88%, 7/15/2020	EUR	100,000	118,838
HeidelbergCement Finance Luxembourg SA:
Series EMTN, 3.25%, 10/21/2021	EUR	150,000	179,947
Series EMTN, 5.63%, 1/4/2018	EUR	50,000	59,495
K+S AG 4.13%, 12/6/2021	EUR	100,000	130,063
RWE AG 2.75%, 4/21/2075 (b)	EUR	100,000	94,431
Schaeffler Finance B.V. 3.50%, 5/15/2022	EUR	100,000	113,287
ThyssenKrupp AG:
Series EMTN, 3.13%, 10/25/2019	EUR	100,000	114,971
Series EMTN, 4.00%, 8/27/2018	EUR	100,000	116,329
Unitymedia GmbH 6.13%, 1/15/2025 (a)		$200,000	204,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.75%, 1/15/2023	EUR	81,000	94,837
6.25%, 1/15/2029	EUR	100,000	123,182
ZF North America Capital, Inc.:
2.25%, 4/26/2019	EUR	100,000	113,650
4.50%, 4/29/2022 (a)		$150,000	150,750

			1,897,457

GREECE — 0.5%
OTE PLC Series EMTN, 7.88%, 2/7/2018	EUR	100,000	118,083

INDIA — 0.6%
Vedanta Resources PLC 7.13%, 5/31/2023		$200,000	151,500

IRELAND — 2.2%
Allied Irish Banks PLC Series EMTN, 2.75%, 4/16/2019	EUR	100,000	117,401
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
4.25%, 1/15/2022	EUR	100,000	112,761
7.25%, 5/15/2024 (a)		$200,000	203,760
Bank of Ireland Series EMTN, 4.25%, 6/11/2024 (b)	EUR	100,000	108,484

			542,406

ISRAEL — 0.4%
B Communications, Ltd. 7.38%, 2/15/2021 (a)		$100,000	106,750

ITALY — 11.8%
Astaldi SpA 7.13%, 12/1/2020	EUR	100,000	108,873
Banca Monte dei Paschi di Siena SpA Series EMTN, 3.63%, 4/1/2019	EUR	100,000	110,817
Banca Popolare di Vicenza Series EMTN, 5.00%, 10/25/2018	EUR	100,000	106,651
Banco Popolare SC:
Series EMTN, 3.50%, 3/14/2019	EUR	100,000	113,962
Series EMTN, 6.00%, 11/5/2020	EUR	50,000	57,075
Enel SpA 6.63%, 9/15/2076 (b)	GBP	100,000	136,701
Finmeccanica SpA Series EMTN, 4.50%, 1/19/2021	EUR	100,000	121,649
Generali Finance B.V. Series EMTN, 4.60%, 11/21/2025 (b)	EUR	100,000	103,040
Intesa Sanpaolo SpA:
5.71%, 1/15/2026 (a)		200,000	189,660
Series EMTN, 5.15%, 7/16/2020	EUR	100,000	121,927
Series EMTN, 6.63%, 5/8/2018	EUR	50,000	59,436
Series EMTN, 6.63%, 9/13/2023	EUR	100,000	129,349
Series PERP, 8.38%, 10/14/2019 (b)	EUR	50,000	62,907
Italcementi Finance SA Series EMTN, 6.13%, 2/21/2018	EUR	100,000	119,805
Leonardo-Finmeccanica SpA Series EMTN, 4.88%, 3/24/2025	EUR	50,000	62,749
Meccanica Holdings USA, Inc. 6.25%, 7/15/2019 (a)		$100,000	106,500
Telecom Italia Capital SA 7.20%, 7/18/2036		100,000	100,130
Telecom Italia SpA:
Series EMTN, 3.25%, 1/16/2023	EUR	100,000	118,418
Series EMTN, 5.38%, 1/29/2019	EUR	100,000	123,727
Series EMTN, 6.38%, 6/24/2019	GBP	50,000	73,840
UniCredit SpA:
Series EMTN, 5.75%, 10/28/2025 (b)	EUR	100,000	115,166
Series EMTN, 6.70%, 6/5/2018	EUR	50,000	60,000
Series EMTN, 6.95%, 10/31/2022	EUR	100,000	125,066
UnipolSai SpA Series EMTN, 5.75%, 6/18/2024 (b)	EUR	100,000	102,207
Wind Acquisition Finance SA:
7.00%, 4/23/2021	EUR	200,000	216,857
7.38%, 4/23/2021 (a)		$200,000	190,120

			2,936,632

JAMAICA — 0.6%
Digicel Group, Ltd. 7.13%, 4/1/2022		200,000	147,750

JAPAN — 1.3%
SoftBank Group Corp.:
4.50%, 4/15/2020 (a)		200,000	206,120
5.25%, 7/30/2027	EUR	100,000	119,716

			325,836

See accompanying notes to financial statements.

369

SPDR Barclays International High Yield Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount		Value

KAZAKHSTAN — 0.1%
Kazkommertsbank JSC 5.50%, 12/21/2022		$50,000	$33,125

LUXEMBOURG — 9.8%
Altice Financing SA 6.63%, 2/15/2023 (a)		400,000	394,000
Altice Luxembourg SA:
7.25%, 5/15/2022	EUR	100,000	111,906
7.75%, 5/15/2022 (a)		$200,000	202,125
ArcelorMittal:
7.25%, 2/25/2022		150,000	157,500
7.75%, 3/1/2041		50,000	47,000
8.00%, 10/15/2039		50,000	48,250
Series EMTN, 3.00%, 3/25/2019	EUR	100,000	113,206
Series EMTN, 3.13%, 1/14/2022	EUR	100,000	108,154
ConvaTec Finance International SA PIK, 8.25%, 1/15/2019 (a)		$200,000	195,880
INEOS Group Holdings SA:
5.88%, 2/15/2019 (a)		200,000	199,500
6.50%, 8/15/2018	EUR	100,000	112,206
Intelsat Jackson Holdings SA:
5.50%, 8/1/2023		$150,000	95,250
6.63%, 12/15/2022		100,000	67,500
7.25%, 4/1/2019		50,000	36,500
7.25%, 10/15/2020		100,000	71,000
Intelsat Luxembourg SA:
6.75%, 6/1/2018		50,000	32,031
7.75%, 6/1/2021		100,000	24,000
Matterhorn Telecom SA 3.88%, 5/1/2022	EUR	100,000	107,207
Millicom International Cellular SA 6.00%, 3/15/2025 (a)		$200,000	193,750
Telenet Finance VI Luxembourg SCA 4.88%, 7/15/2027	EUR	100,000	112,817

			2,429,782

MEXICO — 2.1%
BBVA Bancomer SA 7.25%, 4/22/2020		$100,000	109,250
Cemex Finance LLC 9.38%, 10/12/2022		200,000	219,000
Cemex SAB de CV 5.70%, 1/11/2025		200,000	189,500

			517,750

MIDWAY ISLANDS — 0.2%
Teekay Corp. 8.50%, 1/15/2020		50,000	41,844

NETHERLANDS — 6.3%
AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust:
4.50%, 5/15/2021		150,000	153,300
4.63%, 10/30/2020		150,000	155,250
GTH Finance B.V. 7.25%, 4/26/2023		200,000	208,000
InterGen NV 7.00%, 6/30/2023 (a)		200,000	141,500
JLL/Delta Dutch Pledgeco B.V. PIK, 8.75%, 5/1/2020 (a)		50,000	49,750
Koninklijke KPN NV 6.13%, 9/14/2018 (b)	EUR	100,000	118,177
NXP B.V./NXP Funding LLC 3.75%, 6/1/2018 (a)		$200,000	205,250

Schaeffler Finance B.V. 4.75%, 5/15/2023 (a)		$200,000	203,000
Sensata Technologies B.V. 5.00%, 10/1/2025 (a)		100,000	100,250
UPC Holding B.V. 6.38%, 9/15/2022	EUR	100,000	117,428
Ziggo Secured Finance B.V. 3.75%, 1/15/2025	EUR	100,000	108,573

			1,560,478

NORWAY — 0.4%
Lock A/S 7.00%, 8/15/2021	EUR	100,000	112,206

RUSSIA — 2.7%
Alfa Bank AO Via Alfa Bond Issuance PLC 7.50%, 9/26/2019		$200,000	218,500
Evraz Group SA 6.50%, 4/22/2020		200,000	204,000
Metalloinvest Finance, Ltd. 5.63%, 4/17/2020		200,000	208,500
Severstal OAO Via Steel Capital SA 4.45%, 3/19/2018		50,000	51,500

			682,500

SINGAPORE — 0.8%
Puma International Financing SA 6.75%, 2/1/2021 (a)		200,000	199,431

SOUTH KOREA — 0.8%
Woori Bank 4.75%, 4/30/2024		200,000	210,900

SPAIN — 3.1%
Bankia SA Series MTN, 4.00%, 5/22/2024 (b)	EUR	100,000	104,985
Cirsa Funding Luxembourg SA 5.88%, 5/15/2023	EUR	100,000	112,206
Gas Natural Fenosa Finance B.V. 4.13%, 11/18/2022 (b)	EUR	100,000	109,151
Grupo Isolux Corsan Finance B.V. 6.63%, 4/15/2021	EUR	100,000	17,220
Ibercaja Banco SA 5.00%, 7/28/2025 (b)	EUR	100,000	100,982
Repsol International Finance B.V. 4.50%, 3/25/2075 (b)	EUR	100,000	94,430
Telefonica Europe B.V.:
5.88%, 3/31/2024 (b)	EUR	100,000	113,317
6.50%, 9/18/2018 (b)	EUR	100,000	116,233

			768,524

SWEDEN — 0.4%
Volvo Treasury AB 4.20%, 6/10/2075 (b)	EUR	100,000	111,095

SWITZERLAND — 0.5%
Dufry Finance SCA 4.50%, 7/15/2022	EUR	100,000	115,955

UNITED KINGDOM — 15.6%
Algeco Scotsman Global Finance PLC 8.50%, 10/15/2018 (a)		$200,000	160,750
Anglo American Capital PLC:
3.63%, 5/14/2020 (a)		200,000	191,125
Series EMTN, 2.50%, 4/29/2021	EUR	100,000	101,374
Series EMTN, 3.25%, 4/3/2023	EUR	100,000	100,541
CNH Industrial Finance Europe SA Series GMTN, 2.88%, 9/27/2021	EUR	100,000	112,912

See accompanying notes to financial statements.

370

SPDR Barclays International High Yield Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount		Value

Co-operative Group Holdings 2011, Ltd. 7.50%, 7/8/2026 (d)	GBP	100,000	$144,078
Fiat Chrysler Automobiles NV 5.25%, 4/15/2023		$200,000	198,500
Fiat Chrysler Finance Europe:
Series EMTN, 4.00%, 11/22/2017	CHF	40,000	42,250
Series GMTN, 4.75%, 3/22/2021	EUR	100,000	119,049
Series GMTN, 6.63%, 3/15/2018	EUR	100,000	118,716
Series GMTN, 6.75%, 10/14/2019	EUR	100,000	124,426
HBOS Capital Funding L.P. 6.46%, 11/30/2018 (b)	GBP	65,000	89,942
Inmarsat Finance PLC 4.88%, 5/15/2022 (a)		$100,000	91,250
International Game Technology PLC 6.25%, 2/15/2022 (a)		200,000	203,250
Jaguar Land Rover Automotive PLC:
5.00%, 2/15/2022	GBP	100,000	135,017
5.63%, 2/1/2023 (a)		150,000	156,000
Old Mutual PLC 7.88%, 11/3/2025	GBP	100,000	137,196
Royal Bank of Scotland Group PLC:
5.13%, 5/28/2024		$200,000	194,560
6.00%, 12/19/2023		100,000	101,550
6.10%, 6/10/2023		100,000	102,290
Series EMTN, 3.63%, 3/25/2024 (b)	EUR	100,000	108,106
Series U, 7.64%, 9/30/2017 (b)		$100,000	94,000
Tesco Corporate Treasury Services PLC:
Series EMTN, 1.38%, 7/1/2019	EUR	100,000	109,787
Series EMTN, 2.50%, 7/1/2024	EUR	100,000	108,023
Tesco PLC
Series EMTN, 5.50%, 12/13/2019	GBP	50,000	72,334
Thomas Cook Finance PLC 6.75%, 6/15/2021	EUR	100,000	102,441
Tullow Oil PLC 6.25%, 4/15/2022 (a)		$200,000	158,000
Virgin Media Secured Finance PLC:
4.88%, 1/15/2027	GBP	100,000	124,576
5.38%, 4/15/2021 (a)		$135,000	138,544
6.00%, 4/15/2021	GBP	90,000	123,705
Viridian Group FundCo II, Ltd. 7.50%, 3/1/2020	EUR	100,000	114,706

			3,878,998

UNITED STATES — 2.2%
Crown European Holdings SA 3.38%, 5/15/2025	EUR	100,000	110,762
International Game Technology PLC 4.75%, 3/5/2020	EUR	100,000	118,455

Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 4/15/2022 (a)		$100,000	101,880
Novelis, Inc. 8.75%, 12/15/2020		150,000	156,000
OI European Group B.V. 6.75%, 9/15/2020	EUR	50,000	64,835

			551,932

TOTAL CORPORATE BONDS & NOTES (Cost $25,991,524)			24,184,487

	Shares
SHORT-TERM INVESTMENT — 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.25% (e) (f) (Cost $81,287)		81,287	81,287

TOTAL INVESTMENTS — 97.5% (Cost $26,072,811)			24,265,774
OTHER ASSETS IN EXCESS OF LIABILITIES — 2.5%			614,150

NET ASSETS — 100.0%			$24,879,924

(a)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 26.9% of net assets as of June 30, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Variable Rate Security — Interest rate shown is rate in effect at June 30, 2016.
(c)	Security is currently in default and/or issuer is in bankruptcy
(d)	Step-up bond — Coupon rate increases in increments to maturity. Rate shown as of June 30, 2016. Maturity date shown is the final maturity.
(e)	The rate shown is the annualized seven-day yield at June 30, 2016.
(f)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.

CHF — Swiss Franc

EUR — Euro

GBP — British Pound

USD — U.S. Dollar

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes
Argentina.	$—	$51,125	$—	$51,125
Australia	—	263,134	—	263,134

See accompanying notes to financial statements.

371

SPDR Barclays International High Yield Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Austria	$—	$94,709	$—	$94,709
Brazil	—	1,181,953	—	1,181,953
Canada	—	2,355,467	—	2,355,467
Colombia	—	85,800	—	85,800
Dominican Republic	—	213,000	—	213,000
Finland	—	117,369	—	117,369
France	—	2,380,996	—	2,380,996
Germany	—	1,897,457	—	1,897,457
Greece	—	118,083	—	118,083
India	—	151,500	—	151,500
Ireland	—	542,406	—	542,406
Israel	—	106,750	—	106,750
Italy.	—	2,936,632	—	2,936,632
Jamaica	—	147,750	—	147,750
Japan	—	325,836	—	325,836
Kazakhstan	—	33,125	—	33,125
Luxembourg.	—	2,429,782	—	2,429,782
Mexico	—	517,750	—	517,750
Midway Islands	—	41,844	—	41,844
Netherlands	—	1,560,478	—	1,560,478
Norway	—	112,206	—	112,206
Russia	—	682,500	—	682,500
Singapore	—	199,431	—	199,431
South Korea	—	210,900	—	210,900
Spain	—	768,524	—	768,524
Sweden	—	111,095	—	111,095
Switzerland	—	115,955	—	115,955
United Kingdom.	—	3,878,998	—	3,878,998
United States	—	551,932	—	551,932
Short-Term Investment	81,287	—	—	81,287

TOTAL INVESTMENTS	$81,287	$24,184,487	$—	$24,265,774

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	36,372	$36,372	451,563	487,935	—	$—	$36	$—
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	3,196,801	3,115,514	81,287	81,287	151	—

See accompanying notes to financial statements.

372

SPDR Barclays High Yield Bond ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Principal Amount	Value

CORPORATE BONDS & NOTES — 97.5%
ADVERTISING — 0.6%
Acosta, Inc. 7.75%, 10/1/2022 (a) (b)	$10,174,000	$8,997,631
Lamar Media Corp.:
5.00%, 5/1/2023 (a)	11,598,000	11,945,940
5.38%, 1/15/2024	5,691,000	5,872,401
5.88%, 2/1/2022	7,731,000	8,020,912
MDC Partners, Inc. 6.50%, 5/1/2024 (b)	12,200,000	12,139,000
Outfront Media Capital LLC/Outfront Media Capital Corp.:
5.25%, 2/15/2022	8,289,000	8,413,335
5.63%, 2/15/2024	7,080,000	7,292,400

		62,681,619

AEROSPACE & DEFENSE — 0.7%
Accudyne Industries Borrower/Accudyne Industries LLC 7.75%, 12/15/2020 (a) (b)	9,326,000	8,136,935
KLX, Inc. 5.88%, 12/1/2022 (b)	16,693,000	16,400,873
TransDigm, Inc.:
6.00%, 7/15/2022	11,380,000	11,439,176
6.38%, 6/15/2026 (b)	12,114,000	12,038,893
6.50%, 7/15/2024 (a)	27,481,000	27,618,405

		75,634,282

AGRICULTURE — 0.2%
Alliance One International, Inc. 9.88%, 7/15/2021 (a)	11,167,000	9,394,797
Vector Group, Ltd.:
7.75%, 2/15/2021	7,934,000	8,261,674
7.75%, 2/15/2021 (b)	2,966,000	3,088,496

		20,744,967

AIRLINES — 0.2%
American Airlines Group, Inc.:
4.63%, 3/1/2020 (a) (b)	6,201,000	5,906,452
5.50%, 10/1/2019 (a) (b)	14,424,000	14,279,760
6.13%, 6/1/2018	5,854,000	6,073,525

		26,259,737

APPAREL — 0.3%
Hanesbrands, Inc.:
4.63%, 5/15/2024 (b)	11,651,000	11,680,128
4.88%, 5/15/2026 (b)	18,420,000	18,440,262
Levi Strauss & Co. 6.88%, 5/1/2022	7,444,000	7,881,707

		38,002,097

AUTO MANUFACTURERS — 0.7%
Fiat Chrysler Automobiles NV:
4.50%, 4/15/2020 (a)	30,272,000	30,538,394
5.25%, 4/15/2023 (a)	17,250,000	17,120,625
Jaguar Land Rover Automotive PLC: 4.13%, 12/15/2018 (b)	6,360,000	6,455,400
4.25%, 11/15/2019 (b)	15,041,000	15,341,820
5.63%, 2/1/2023 (a) (b)	4,631,000	4,816,240

		74,272,479

AUTO PARTS & EQUIPMENT — 1.5%
American Axle & Manufacturing, Inc. 6.63%, 10/15/2022 (a)	7,770,000	8,284,374
Goodyear Tire & Rubber Co.:
5.00%, 5/31/2026	14,408,000	14,642,850
5.13%, 11/15/2023	22,557,000	23,290,103
Lear Corp. 5.25%, 1/15/2025	9,570,000	10,000,650
MPG Holdco I, Inc. 7.38%, 10/15/2022 (a)	11,248,000	11,107,400
Schaeffler Finance B.V.:
4.25%, 5/15/2021 (b)	8,073,000	8,184,407
4.75%, 5/15/2021 (a) (b)	19,911,000	20,309,220
4.75%, 5/15/2023 (b)	7,500,000	7,612,500
Tenneco, Inc. 5.00%, 7/15/2026	8,253,000	8,351,211
ZF North America Capital, Inc.:
4.00%, 4/29/2020 (a) (b)	11,425,000	11,653,500
4.50%, 4/29/2022 (a) (b)	24,219,000	24,340,095
4.75%, 4/29/2025 (b)	19,602,000	19,809,781

		167,586,091

BANKS — 2.5%
CIT Group, Inc.:
4.25%, 8/15/2017	23,926,000	24,308,816
5.25%, 3/15/2018 (a)	21,999,000	22,713,968
5.50%, 2/15/2019 (b)	34,446,000	36,061,517
Deutsche Bank AG: 4.50%, 4/1/2025 (a)	15,600,000	14,364,480
VRN, 4.30%, 5/24/2028 (c)	35,350,000	30,800,455
Intesa Sanpaolo SpA:
5.02%, 6/26/2024 (b)	32,684,000	30,043,786
5.71%, 1/15/2026 (b)	20,750,000	19,677,225
Royal Bank of Scotland Group PLC:
5.13%, 5/28/2024 (a)	37,975,000	36,942,080
6.00%, 12/19/2023	24,488,000	24,867,564
6.13%, 12/15/2022 (a)	43,132,000	44,950,014

		284,729,905

BEVERAGES — 0.5%
Constellation Brands, Inc.:
3.75%, 5/1/2021	4,457,000	4,597,841
4.25%, 5/1/2023	12,986,000	13,505,440
6.00%, 5/1/2022	15,556,000	17,422,720
Cott Beverages, Inc.:
5.38%, 7/1/2022	8,216,000	8,195,460
6.75%, 1/1/2020	11,380,000	11,920,550

		55,642,011

BIOTECHNOLOGY — 0.3%
AMAG Pharmaceuticals, Inc. 7.88%, 9/1/2023 (a) (b)	7,825,000	7,018,047
Concordia International Corp.:
7.00%, 4/15/2023 (b)	7,673,000	6,522,050
9.50%, 10/21/2022 (a) (b)	17,150,000	16,035,250

		29,575,347

CHEMICALS — 2.5%
Ashland, Inc.:
3.88%, 4/15/2018	3,182,000	3,247,629
4.75%, 8/15/2022 (a)	25,043,000	24,855,177

See accompanying notes to financial statements.

373

SPDR Barclays High Yield Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B 7.38%, 5/1/2021 (b)	$8,506,000	$8,979,146
Blue Cube Spinco, Inc.:
9.75%, 10/15/2023 (a) (b)	10,295,000	11,910,028
10.00%, 10/15/2025 (b)	7,405,000	8,631,453
Celanese US Holdings LLC 4.63%, 11/15/2022	6,483,000	6,871,980
Chemours Co.:
6.63%, 5/15/2023 (a)	18,704,000	15,851,640
7.00%, 5/15/2025 (a)	14,365,000	12,075,219
Consolidated Energy Finance SA 6.75%, 10/15/2019 (a) (b)	16,453,000	15,438,014
CVR Partners L.P. / CVR Nitrogen Finance Corp. 9.25%, 6/15/2023 (b)	10,200,000	10,353,000
Eagle Spinco, Inc. 4.63%, 2/15/2021	10,441,000	10,591,089
Hexion, Inc. 6.63%, 4/15/2020	24,168,000	20,146,445
Huntsman International LLC 4.88%, 11/15/2020 (a)	9,629,000	9,677,145
INEOS Group Holdings SA:
5.88%, 2/15/2019 (a) (b)	11,743,000	11,713,643
6.13%, 8/15/2018 (a) (b)	7,371,000	7,407,855
Momentive Performance Materials, Inc. 3.88%, 10/24/2021 (a)	16,480,000	12,854,400
Platform Specialty Products Corp.:
6.50%, 2/1/2022 (a) (b)	18,560,000	16,379,200
10.38%, 5/1/2021 (b)	6,725,000	6,758,625
PolyOne Corp. 5.25%, 3/15/2023	8,517,000	8,538,293
PQ Corp. 6.75%, 11/15/2022 (a) (b)	11,659,000	12,154,508
Rayonier AM Products, Inc. 5.50%, 6/1/2024 (b)	10,876,000	9,203,815
TPC Group, Inc. 8.75%, 12/15/2020 (b)	12,383,000	9,534,910
Tronox Finance LLC:
6.38%, 8/15/2020 (a)	14,134,000	10,459,160
7.50%, 3/15/2022 (b)	7,598,000	5,470,560
WR Grace & Co-Conn 5.13%, 10/1/2021 (b)	9,865,000	10,111,625

		279,214,559

COAL — 0.3%
Arch Coal, Inc.:
7.00%, 6/15/2019 (d)	14,855,000	204,999
7.25%, 6/15/2021 (a) (d)	14,731,000	220,965
CONSOL Energy, Inc.:
5.88%, 4/15/2022	24,271,000	21,115,770
8.00%, 4/1/2023 (a)	14,126,000	12,501,510

		34,043,244

COMMERCIAL SERVICES — 3.4%
ADT Corp.:
3.50%, 7/15/2022 (a)	13,496,000	12,078,920
6.25%, 10/15/2021 (a)	12,719,000	13,482,140
Ahern Rentals, Inc. 7.38%, 5/15/2023 (b)	11,246,000	7,949,516

APX Group, Inc.:
6.38%, 12/1/2019 (a)	9,897,000	9,798,030
7.88%, 12/1/2022 (a) (b)	10,509,000	10,561,545
8.75%, 12/1/2020 (a)	17,124,000	15,711,270
Ashtead Capital, Inc.:
5.63%, 10/1/2024 (a) (b)	9,085,000	9,175,850
6.50%, 7/15/2022 (a) (b)	11,584,000	12,054,310
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.50%, 4/1/2023 (a)	9,832,000	9,635,360
Brand Energy & Infrastructure Services, Inc. 8.50%, 12/1/2021 (b)	7,321,000	6,973,253
Cenveo Corp. 6.00%, 8/1/2019 (b)	7,479,000	6,146,803
ExamWorks Group, Inc. 5.63%, 4/15/2023	8,207,000	9,109,770
Global A&T Electronics, Ltd. 10.00%, 2/1/2019 (b)	13,303,000	9,245,585
Harland Clarke Holdings Corp. 9.25%, 3/1/2021 (b)	12,130,000	10,143,106
Herc Spinoff Escrow Issuer LLC/Herc Spinoff Escrow Issuer Corp.:
7.50%, 6/1/2022 (b)	9,330,000	9,143,400
7.75%, 6/1/2024 (a) (b)	11,100,000	10,794,750
Hertz Corp.:
5.88%, 10/15/2020 (a)	2,488,000	2,550,200
6.25%, 10/15/2022 (a)	15,700,000	16,171,000
Jaguar Holding Co. II/Pharmaceutical Product Development LLC 6.38%, 8/1/2023 (a) (b)	17,297,000	17,729,425
Jurassic Holdings III, Inc. 6.88%, 2/15/2021 (a) (b)	9,407,000	5,985,204
Laureate Education, Inc. 9.25%, 9/1/2019 (a) (b)	23,204,000	20,419,520
Monitronics International, Inc. 9.13%, 4/1/2020	9,814,000	8,145,620
Prime Security One MS, Inc. 4.88%, 7/15/2032 (a) (b)	13,518,000	10,265,434
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/2023 (b)	51,017,000	54,078,020
Safway Group Holding LLC/Safway Finance Corp. 7.00%, 5/15/2018 (a) (b)	10,749,000	10,735,564
Service Corp. International 5.38%, 5/15/2024	12,633,000	13,257,070
Team Health, Inc. 7.25%, 12/15/2023 (b)	9,300,000	9,951,000
United Rentals North America, Inc.:
4.63%, 7/15/2023	11,875,000	11,964,062
6.13%, 6/15/2023 (a)	21,132,000	22,004,752
7.63%, 4/15/2022 (a)	19,231,000	20,384,860

		385,645,339

CONSTRUCTION MATERIALS — 1.0%
Builders FirstSource, Inc. 7.63%, 6/1/2021 (b)	7,434,000	7,824,285

See accompanying notes to financial statements.

374

SPDR Barclays High Yield Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

CIMPOR Financial Operations B.V. 5.75%, 7/17/2024 (b)	$11,150,000	$8,223,125
GCP Applied Technologies, Inc. 9.50%, 2/1/2023 (b)	9,252,000	10,344,893
Griffon Corp.:
5.25%, 3/1/2022 (b)	2,500,000	2,468,750
5.25%, 3/1/2022	10,530,000	10,398,375
Masco Corp.:
4.38%, 4/1/2026	9,355,000	9,699,966
4.45%, 4/1/2025	4,895,000	5,075,503
Ply Gem Industries, Inc. 6.50%, 2/1/2022	8,371,000	8,245,435
Standard Industries, Inc.:
5.13%, 2/15/2021 (b)	5,825,000	5,970,625
5.38%, 11/15/2024 (b)	9,576,000	9,767,520
5.50%, 2/15/2023 (b)	5,300,000	5,432,500
6.00%, 10/15/2025 (a) (b)	22,815,000	23,898,712
Summit Materials LLC/Summit Materials Finance Corp. 6.13%, 7/15/2023	9,282,000	9,125,134

		116,474,823

DISTRIBUTION & WHOLESALE — 0.9%
American Builders & Contractors Supply Co., Inc. 5.63%, 4/15/2021 (b)	5,078,000	5,255,730
American Tire Distributors, Inc. 10.25%, 3/1/2022 (a) (b)	13,340,000	11,764,213
H&E Equipment Services, Inc. 7.00%, 9/1/2022 (a)	8,722,000	9,027,270
HD Supply, Inc.:
5.25%, 12/15/2021 (b)	17,755,000	18,509,587
5.75%, 4/15/2024 (b)	14,000,000	14,560,000
7.50%, 7/15/2020	22,610,000	23,625,189
LKQ Corp. 4.75%, 5/15/2023	9,223,000	8,998,189
Rexel SA 5.25%, 6/15/2020 (b)	6,180,000	6,411,750

		98,151,928

DIVERSIFIED FINANCIAL SERVICES — 3.5%
AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust:
3.75%, 5/15/2019	22,940,000	23,255,425
3.95%, 2/1/2022 (a)	3,330,000	3,321,675
4.50%, 5/15/2021 (a)	13,150,000	13,439,300
4.63%, 10/30/2020	11,000,000	11,385,000
Aircastle, Ltd.:
5.00%, 4/1/2023	6,300,000	6,386,625
5.13%, 3/15/2021 (a)	6,705,000	7,031,869
5.50%, 2/15/2022	3,500,000	3,666,250
6.25%, 12/1/2019	6,013,000	6,524,105
Ally Financial, Inc.:
3.60%, 5/21/2018	11,836,000	11,865,590
3.75%, 11/18/2019	9,500,000	9,500,000
5.75%, 11/20/2025 (a)	23,200,000	23,200,000
DFC Finance Corp. 10.50%, 6/15/2020 (b)	11,755,000	7,053,000
Enova International, Inc. 9.75%, 6/1/2021	7,250,000	5,709,375

Icahn Enterprises L.P./Icahn Enterprises Finance Corp.:
4.88%, 3/15/2019 (a)	13,943,000	13,611,854
5.88%, 2/1/2022 (a)	18,899,000	17,742,381
6.00%, 8/1/2020	38,474,000	37,896,890
Jefferies Finance LLC/JFIN Co-Issuer Corp. 7.38%, 4/1/2020 (b)	8,827,000	8,198,076
National Financial Partners Corp. 9.00%, 7/15/2021 (b)	8,605,000	8,282,312
Nationstar Mortgage LLC/Nationstar Capital Corp. 6.50%, 7/1/2021	11,711,000	10,122,696
Navient Corp.:
4.88%, 6/17/2019 (a)	12,375,000	11,980,547
5.50%, 1/15/2019	27,884,000	27,867,270
5.50%, 1/25/2023 (a)	5,946,000	5,158,155
5.88%, 10/25/2024	5,000,000	4,281,250
OneMain Financial Holdings LLC:
6.75%, 12/15/2019 (b)	7,152,000	6,973,200
7.25%, 12/15/2021 (b)	17,085,000	16,316,175
Quicken Loans, Inc. 5.75%, 5/1/2025 (a) (b)	18,472,000	17,964,020
Solera LLC/Solera FIinance, Inc. 10.50%, 3/1/2024 (b)	26,000,000	27,235,000
Springleaf Finance Corp.:
5.25%, 12/15/2019	8,452,000	7,860,360
7.75%, 10/1/2021 (a)	13,738,000	13,257,170
8.25%, 12/15/2020	14,300,000	14,300,000
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/2018 (b)	8,392,000	6,724,090
Walter Investment Management Corp. 7.88%, 12/15/2021 (a)	10,348,000	5,083,972

		393,193,632

ELECTRIC — 2.9%
AES Corp.:
5.50%, 3/15/2024	7,000,000	7,166,600
7.38%, 7/1/2021 (a)	12,899,000	14,575,870
Calpine Corp.:
5.38%, 1/15/2023 (a)	15,969,000	15,539,434
5.75%, 1/15/2025 (a)	33,220,000	32,306,450
6.00%, 1/15/2022 (b)	8,730,000	9,122,850
DPL, Inc. 7.25%, 10/15/2021	18,224,000	17,768,400
Dynegy, Inc.:
6.75%, 11/1/2019	28,707,000	28,707,000
7.38%, 11/1/2022 (a)	35,350,000	34,024,375
7.63%, 11/1/2024 (a)	18,253,000	17,488,199
Enel SpA VRN, 8.75%, 9/24/2073 (b) (c)	18,595,000	21,129,499
FirstEnergy Corp.:
Series A, 2.75%, 3/15/2018	8,750,000	8,838,419
Series B, 4.25%, 3/15/2023	16,999,000	17,478,815
FirstEnergy Transmission LLC 4.35%, 1/15/2025 (b)	7,040,000	7,479,783
InterGen NV 7.00%, 6/30/2023 (b)	13,490,000	9,544,175

See accompanying notes to financial statements.

375

SPDR Barclays High Yield Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

NRG Energy, Inc.:
6.25%, 7/15/2022 (a)	$7,225,000	$7,026,313
6.63%, 3/15/2023 (a)	12,000,000	11,820,000
7.25%, 5/15/2026 (a) (b)	14,230,000	14,158,850
7.88%, 5/15/2021 (a)	5,154,000	5,334,390
NRG Yield Operating LLC 5.38%, 8/15/2024 (a)	8,684,000	8,510,320
Talen Energy Supply LLC:
4.60%, 12/15/2021 (a)	19,767,000	14,726,415
4.63%, 7/15/2019 (b)	12,088,000	10,539,225
6.50%, 6/1/2025 (a)	9,386,000	7,766,915
Terraform Global Operating LLC 9.75%, 8/15/2022 (a) (b)	11,432,000	10,403,120

		331,455,417

ELECTRICAL COMPONENTS & EQUIPMENT — 0.4%
Belden, Inc. 5.50%, 9/1/2022 (b)	10,220,000	10,322,200
Energizer Holdings, Inc. 5.50%, 6/15/2025 (b)	11,149,000	11,093,255
General Cable Corp. 5.75%, 10/1/2022	11,305,000	10,400,600
WESCO Distribution, Inc. 5.38%, 12/15/2021	11,178,000	11,178,000

		42,994,055

ENERGY-ALTERNATE SOURCES — 0.1%
TerraForm Power Operating LLC 5.88%, 2/1/2023 (b)	14,807,000	14,056,285

ENGINEERING & CONSTRUCTION — 0.4%
AECOM:
5.75%, 10/15/2022	4,914,000	5,012,280
5.88%, 10/15/2024	20,290,000	21,101,600
SBA Communications Corp. 4.88%, 7/15/2022	15,675,000	15,596,625

		41,710,505

ENTERTAINMENT — 1.9%
AMC Entertainment, Inc. 5.75%, 6/15/2025 (a)	12,539,000	12,570,348
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp. 5.25%, 3/15/2021	5,601,000	5,811,038
Cinemark USA, Inc. 4.88%, 6/1/2023	10,554,000	10,448,460
GLP Capital L.P./GLP Financing II, Inc.:
4.38%, 11/1/2018	7,194,000	7,409,820
4.88%, 11/1/2020 (a)	12,330,000	12,854,025
5.38%, 11/1/2023 (a)	4,729,000	4,953,628
5.38%, 4/15/2026	12,475,000	12,818,062
International Game Technology PLC:
5.63%, 2/15/2020 (a) (b)	4,758,000	5,013,980
6.25%, 2/15/2022 (a) (b)	24,341,000	24,736,541
6.50%, 2/15/2025 (a) (b)	23,330,000	23,504,975
Isle of Capri Casinos, Inc. 5.88%, 3/15/2021	7,245,000	7,552,913
Mohegan Tribal Gaming Authority 9.75%, 9/1/2021 (a)	11,041,000	11,758,665

Regal Entertainment Group 5.75%, 3/15/2022 (a)	10,729,000	10,997,225
Scientific Games International, Inc.:
7.00%, 1/1/2022 (a) (b)	15,351,000	15,466,132
10.00%, 12/1/2022	31,926,000	25,939,875
Six Flags Entertainment Corp. 5.25%, 1/15/2021 (b)	11,981,000	12,356,005
WMG Acquisition Corp. 6.75%, 4/15/2022 (a) (b)	11,062,000	11,227,930

		215,419,622

ENVIRONMENTAL CONTROL — 0.4%
Advanced Disposal Services, Inc. 8.25%, 10/1/2020	9,874,000	9,941,884
Clean Harbors, Inc.:
5.13%, 6/1/2021	8,771,000	8,951,683
5.25%, 8/1/2020	16,609,000	17,004,294
GFL Environmental, Inc. 9.88%, 2/1/2021 (b)	8,622,000	9,268,650

		45,166,511

FOOD — 1.8%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC 6.63%, 6/15/2024 (b)	19,264,000	19,793,760
B&G Foods, Inc. 4.63%, 6/1/2021 (a)	9,247,000	9,316,353
Dean Foods Co. 6.50%, 3/15/2023 (a) (b)	9,929,000	10,251,693
Fresh Market, Inc. 9.75%, 5/1/2023 (a) (b)	11,823,000	11,084,062
Ingles Markets, Inc. 5.75%, 6/15/2023	11,378,000	11,442,001
JBS USA LLC/JBS USA Finance, Inc.:
5.75%, 6/15/2025 (b)	9,083,000	8,594,789
5.88%, 7/15/2024 (b)	16,854,000	16,369,447
8.25%, 2/1/2020 (b)	10,417,000	10,807,637
Pilgrim’s Pride Corp. 5.75%, 3/15/2025 (b)	8,101,000	8,182,010
Post Holdings, Inc.:
6.75%, 12/1/2021 (b)	18,421,000	19,434,155
7.38%, 2/15/2022	15,791,000	16,616,869
7.75%, 3/15/2024 (a) (b)	16,440,000	18,064,272
Smithfield Foods, Inc. 6.63%, 8/15/2022	13,437,000	14,037,634
TreeHouse Foods, Inc. 6.00%, 2/15/2024 (b)	11,505,000	12,195,300
US Foods, Inc. 5.88%, 6/15/2024 (b)	7,543,000	7,712,718
WhiteWave Foods Co. 5.38%, 10/1/2022	8,831,000	9,493,325

		203,396,025

FOOD SERVICE — 0.2%
Aramark Services, Inc.:
4.75%, 6/1/2026 (b)	9,857,000	9,635,217
5.13%, 1/15/2024 (b)	9,383,000	9,594,118

		19,229,335

See accompanying notes to financial statements.

376

SPDR Barclays High Yield Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

FOREST PRODUCTS & PAPER — 0.2%
Cascades, Inc. 5.50%, 7/15/2022 (b)	$10,625,000	$10,292,969
Resolute Forest Products, Inc. 5.88%, 5/15/2023 (a)	11,422,000	8,959,131

		19,252,100

GAS — 0.2%
AmeriGas Partners L.P./AmeriGas Finance Corp.:
5.63%, 5/20/2024	11,640,000	11,814,600
5.88%, 8/20/2026	11,640,000	11,626,032

		23,440,632

HEALTH CARE PRODUCTS — 1.3%
ConvaTec Finance International SA PIK, 8.25%, 1/15/2019 (b)	12,742,000	12,479,515
Crimson Merger Sub, Inc. 6.63%, 5/15/2022 (a) (b)	20,010,000	16,358,175
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp. 8.13%, 6/15/2021 (a) (b)	13,846,000	11,864,291
Hologic, Inc. 5.25%, 7/15/2022 (b)	14,136,000	14,816,295
Kinetic Concepts, Inc./KCI USA, Inc.:
7.88%, 2/15/2021 (b)	7,571,000	8,029,803
10.50%, 11/1/2018 (a)	27,041,000	26,888,894
12.50%, 11/1/2019	12,935,000	12,183,153
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.88%, 4/15/2020 (a) (b)	4,261,000	4,133,170
5.63%, 10/15/2023 (a) (b)	12,375,000	11,555,775
5.75%, 8/1/2022 (a) (b)	19,880,000	18,761,750
Universal Hospital Services, Inc. 7.63%, 8/15/2020	10,363,000	9,508,053

		146,578,874

HEALTH CARE SERVICES — 6.2%
Acadia Healthcare Co., Inc. 5.63%, 2/15/2023 (a)	7,920,000	7,741,800
Amsurg Corp. 5.63%, 7/15/2022 (a)	16,231,000	16,687,497
Centene Corp.:
4.75%, 5/15/2022	9,832,000	10,028,640
5.63%, 2/15/2021 (b)	20,927,000	21,776,636
Centene Escrow Corp. 6.13%, 2/15/2024 (b)	21,002,000	22,327,226
CHS/Community Health Systems, Inc.:
5.13%, 8/15/2018 (a)	2,000	2,025
6.88%, 2/1/2022 (a)	50,702,000	44,364,250
7.13%, 7/15/2020 (a)	12,500,000	11,592,500
8.00%, 11/15/2019 (a)	37,065,000	36,279,222
DaVita HealthCare Partners, Inc.:
5.00%, 5/1/2025	33,773,000	33,563,607
5.13%, 7/15/2024	25,120,000	25,398,832
5.75%, 8/15/2022	13,873,000	14,515,320
Envision Healthcare Corp. 5.13%, 7/1/2022 (a) (b)	6,322,000	6,337,805

Fresenius Medical Care US Finance II, Inc.:
5.63%, 7/31/2019 (b)	6,769,000	7,331,504
5.88%, 1/31/2022 (b)	16,643,000	18,245,721
Fresenius Medical Care US Finance, Inc. 5.75%, 2/15/2021 (a) (b)	6,756,000	7,499,160
HCA, Inc.:
5.38%, 2/1/2025	55,163,000	56,542,075
6.50%, 2/15/2020	42,824,000	47,376,191
7.50%, 2/15/2022	30,567,000	34,754,679
HealthSouth Corp. 5.75%, 11/1/2024	17,970,000	17,913,844
inVentiv Health, Inc.:
9.00%, 1/15/2018 (b)	13,988,000	14,372,670
10.00%, 8/15/2018 (b)	5,814,609	5,985,413
Kindred Healthcare, Inc.:
6.38%, 4/15/2022	12,229,000	10,914,383
8.00%, 1/15/2020	5,647,000	5,639,941
8.75%, 1/15/2023 (a)	13,156,000	13,024,440
LifePoint Health, Inc.:
5.38%, 5/1/2024 (a) (b)	12,260,000	12,321,300
5.50%, 12/1/2021	11,663,000	12,158,677
5.88%, 12/1/2023 (a)	9,755,000	10,193,975
MEDNAX, Inc. 5.25%, 12/1/2023 (b)	9,296,000	9,383,150
Molina Healthcare, Inc. 5.38%, 11/15/2022 (b)	10,405,000	10,378,988
MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (b)	15,614,000	16,365,033
RegionalCare Hospital Partners Holdings, Inc. 8.25%, 5/1/2023 (a) (b)	10,695,000	10,935,638
Select Medical Corp. 6.38%, 6/1/2021 (a)	9,222,000	8,766,664
Tenet Healthcare Corp.:
6.00%, 10/1/2020	23,257,000	24,594,277
6.75%, 6/15/2023 (a)	37,538,000	35,897,589
8.13%, 4/1/2022 (a)	44,933,000	45,935,006
WellCare Health Plans, Inc. 5.75%, 11/15/2020	13,797,000	14,263,339

		701,409,017

HOLDING COMPANIES-DIVERS — 0.7%
Argos Merger Sub, Inc. 7.13%, 3/15/2023 (a) (b)	29,661,000	30,550,830
HRG Group, Inc.:
7.75%, 1/15/2022	17,236,000	17,096,389
7.88%, 7/15/2019	10,531,000	11,018,585
Nielsen Co. Luxembourg SARL 5.50%, 10/1/2021 (b)	5,494,000	5,665,962
Opal Acquisition, Inc. 8.88%, 12/15/2021 (b)	12,400,000	9,478,250
Stena AB 7.00%, 2/1/2024 (a) (b)	12,100,000	9,528,750

		83,338,766

HOME BUILDERS — 0.8%
Brookfield Residential Properties, Inc. 6.50%, 12/15/2020 (b)	11,465,000	11,457,835

See accompanying notes to financial statements.

377

SPDR Barclays High Yield Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 6.13%, 7/1/2022 (b)	$7,265,000	$6,874,506
DR Horton, Inc.:
3.75%, 3/1/2019	7,693,000	7,813,203
4.00%, 2/15/2020	7,644,000	7,897,208
K Hovnanian Enterprises, Inc. 7.25%, 10/15/2020 (b)	8,149,000	6,814,601
Lennar Corp.:
4.50%, 6/15/2019	5,715,000	5,932,884
4.50%, 11/15/2019	5,845,000	6,108,025
4.75%, 11/15/2022	15,199,000	15,426,985
PulteGroup, Inc. 5.50%, 3/1/2026	9,600,000	9,858,000
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.25%, 4/15/2021 (b)	8,934,000	8,950,751

		87,133,998

HOME FURNISHINGS — 0.1%
Tempur Sealy International, Inc. 5.50%, 6/15/2026 (b)	8,672,000	8,585,280

HOUSEHOLD PRODUCTS — 0.4%
Avon Products, Inc.:
6.35%, 3/15/2020 (a)	8,181,000	6,828,681
6.75%, 3/15/2023	10,216,000	7,463,809
Edgewell Personal Care Co. 4.70%, 5/24/2022	5,905,000	6,052,625
First Quality Finance Co., Inc. 4.63%, 5/15/2021 (b)	11,594,000	10,891,114
Revlon Consumer Products Corp. 5.75%, 2/15/2021	8,569,000	8,311,930

		39,548,159

HOUSEHOLD PRODUCTS & WARES — 0.5%
ACCO Brands Corp. 6.75%, 4/30/2020 (a)	7,479,000	7,900,068
Spectrum Brands, Inc.:
5.75%, 7/15/2025	11,223,000	11,686,510
6.38%, 11/15/2020	7,218,000	7,516,103
6.63%, 11/15/2022	14,337,000	15,197,220
Sun Products Corp. 7.75%, 3/15/2021 (b)	10,583,000	10,999,706

		53,299,607

HOUSEWARES — 0.1%
RSI Home Products, Inc. 6.50%, 3/15/2023 (b)	11,063,000	11,394,890

INSURANCE — 0.5%
CNO Financial Group, Inc. 5.25%, 5/30/2025	9,588,000	9,869,648
HUB International, Ltd. 7.88%, 10/1/2021 (b)	17,988,000	17,212,268
USI, Inc. 7.75%, 1/15/2021 (b)	12,125,000	11,965,859
Voya Financial, Inc. 5.65%, 5/15/2053 (c)	11,364,000	10,710,570
Wayne Merger Sub LLC 8.25%, 8/1/2023 (b)	10,175,000	10,041,453

		59,799,798

INTERNET — 0.9%
Netflix, Inc.:
5.38%, 2/1/2021	9,516,000	10,105,992
5.50%, 2/15/2022	5,135,000	5,353,238
5.88%, 2/15/2025	19,373,000	20,269,970
TIBCO Software, Inc. 11.38%, 12/1/2021 (a) (b)	13,385,000	10,641,075
VeriSign, Inc. 4.63%, 5/1/2023	11,406,000	11,520,060
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 4/1/2023	30,312,000	30,994,020
6.38%, 5/15/2025	9,563,000	9,796,098

		98,680,453

IRON/STEEL — 0.9%
Allegheny Technologies, Inc. 7.88%, 8/15/2023	9,746,000	8,186,640
ArcelorMittal:
6.13%, 6/1/2025 (a)	5,099,000	5,060,758
7.25%, 2/25/2022 (a)	27,155,000	28,512,750
BlueScope Steel Finance Ltd/BlueScope Steel Finance USA LLC 6.50%, 5/15/2021 (b)	8,009,000	8,257,279
Cliffs Natural Resources, Inc. 8.25%, 3/31/2020 (b)	9,133,000	9,133,000
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc. 6.38%, 5/1/2022 (a) (b)	10,403,000	9,934,865
Steel Dynamics, Inc.:
5.13%, 10/1/2021	16,815,000	17,215,197
5.50%, 10/1/2024	3,010,000	3,077,725
United States Steel Corp. 8.38%, 7/1/2021 (a) (b)	15,318,000	16,090,027

		105,468,241

IT SERVICES — 0.9%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
5.88%, 6/15/2021 (a) (b)	26,166,000	26,739,035
7.13%, 6/15/2024 (a) (b)	26,667,000	27,800,348
IHS, Inc. 5.00%, 11/1/2022	10,234,000	10,643,360
NCR Corp.:
4.63%, 2/15/2021	9,698,000	9,552,530
5.00%, 7/15/2022	13,882,000	13,673,770
6.38%, 12/15/2023	5,674,000	5,759,110
Riverbed Technology, Inc. 8.88%, 3/1/2023 (b)	9,615,000	9,951,525

		104,119,678

LEISURE TIME — 0.5%
24 Hour Holdings III LLC 8.00%, 6/1/2022 (a) (b)	6,672,000	5,037,360
NCL Corp., Ltd.:
4.63%, 11/15/2020 (b)	8,587,000	8,565,533
5.25%, 11/15/2019 (b)	10,176,000	10,277,760
Royal Caribbean Cruises, Ltd. 5.25%, 11/15/2022 (a)	9,228,000	9,689,400
Sabre GLBL, Inc.:
5.25%, 11/15/2023 (b)	13,355,000	13,638,794
5.38%, 4/15/2023 (b)	2,748,000	2,809,830

See accompanying notes to financial statements.

378

SPDR Barclays High Yield Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Viking Cruises, Ltd. 8.50%, 10/15/2022 (b)	$10,917,000	$9,306,742

		59,325,419

LODGING — 2.1%
Boyd Gaming Corp.:
6.38%, 4/1/2026 (b)	7,500,000	7,875,000
6.88%, 5/15/2023	12,572,000	13,420,610
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope:
8.00%, 10/1/2020 (a)	15,679,000	15,718,198
11.00%, 10/1/2021 (a)	18,783,000	18,454,297
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.38%, 5/1/2022 (a)	10,885,000	10,095,838
FelCor Lodging L.P. 5.63%, 3/1/2023	6,698,000	6,698,000
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 5.63%, 10/15/2021	23,001,000	23,748,532
MGM Growth Properties Operating Partnership L.P./MGP Escrow Co-Issuer, Inc. 5.63%, 5/1/2024 (a) (b)	16,984,000	17,918,120
MGM Resorts International:
6.00%, 3/15/2023 (a)	19,013,000	20,058,715
6.63%, 12/15/2021	17,943,000	19,468,155
7.75%, 3/15/2022	17,350,000	19,475,375
Station Casinos LLC 7.50%, 3/1/2021 (a)	7,746,000	8,201,465
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
4.25%, 5/30/2023 (b)	9,316,000	8,640,590
5.38%, 3/15/2022 (a)	6,002,000	6,077,025
5.50%, 3/1/2025 (a) (b)	36,750,000	35,463,750

		231,313,670

MACHINERY, CONSTRUCTION & MINING — 0.3%
BlueLine Rental Finance Corp. 7.00%, 2/1/2019 (b)	11,156,000	9,538,380
Joy Global, Inc. 5.13%, 10/15/2021 (a)	11,860,000	11,118,750
Terex Corp. 6.00%, 5/15/2021	12,775,000	12,791,607

		33,448,737

MACHINERY-DIVERSIFIED — 0.5%
CNH Industrial Capital LLC:
3.63%, 4/15/2018	11,810,000	11,869,050
3.88%, 7/16/2018	6,000,000	6,015,000
4.38%, 11/6/2020 (a)	11,957,000	12,076,570
Gardner Denver, Inc. 6.88%, 8/15/2021 (a) (b)	8,988,000	8,134,140
Zebra Technologies Corp. 7.25%, 10/15/2022 (a)	15,266,000	16,181,960

		54,276,720

MEDIA — 10.5%
Altice Financing SA 7.50%, 5/15/2026 (b)	44,448,000	43,447,920

Altice US Finance I Corp.:
5.38%, 7/15/2023 (b)	17,885,000	17,639,081
5.50%, 5/15/2026 (b)	22,864,000	22,767,971
AMC Networks, Inc.:
4.75%, 12/15/2022 (a)	15,897,000	15,827,451
5.00%, 4/1/2024	8,150,000	8,028,565
Cablevision Systems Corp. 5.88%, 9/15/2022	13,200,000	11,827,200
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.50%, 5/1/2026 (b)	23,069,000	23,415,035
5.75%, 2/15/2026 (a) (b)	34,075,000	35,012,062
5.88%, 4/1/2024 (a) (b)	36,791,000	38,078,685
Cequel Communications Holdings I LLC/Cequel Capital Corp.:
5.13%, 12/15/2021 (b)	16,552,000	15,683,020
5.13%, 12/15/2021 (b)	5,350,000	5,099,085
6.38%, 9/15/2020 (b)	21,128,000	21,442,807
7.75%, 7/15/2025 (b)	5,445,000	5,676,413
Clear Channel Worldwide Holdings, Inc.: 6.50%, 11/15/2022	6,809,000	6,570,685
Series B, 6.50%, 11/15/2022	33,649,000	33,480,755
Series B, 7.63%, 3/15/2020	33,148,000	31,623,192
CSC Holdings LLC:
5.25%, 6/1/2024 (a)	11,500,000	10,393,125
6.75%, 11/15/2021	11,223,000	11,447,460
DISH DBS Corp.:
5.88%, 7/15/2022 (a)	33,526,000	32,520,220
5.88%, 11/15/2024	28,548,000	26,635,284
7.75%, 7/1/2026 (b)	32,500,000	33,393,750
Gray Television, Inc.:
5.88%, 7/15/2026 (b)	8,000,000	8,000,000
7.50%, 10/1/2020	10,442,000	10,885,785
iHeartCommunications, Inc.:
9.00%, 12/15/2019 (a)	27,277,000	20,440,702
9.00%, 3/1/2021	13,146,000	9,235,065
9.00%, 9/15/2022 (a)	11,600,000	7,917,000
McClatchy Co. 9.00%, 12/15/2022 (a)	7,562,000	7,335,140
MHGE Parent LLC/MHGE Parent Finance, Inc. 8.50%, 8/1/2019 (a) (b)	9,138,000	9,183,690
Neptune Finco Corp.:
6.63%, 10/15/2025 (b)	16,000,000	16,760,000
10.88%, 10/15/2025 (a) (b)	36,175,000	41,286,527
Nexstar Broadcasting, Inc. 6.88%, 11/15/2020 (a)	8,048,000	8,395,070
Nielsen Finance LLC/Nielsen Finance Co.:
4.50%, 10/1/2020	8,895,000	9,039,989
5.00%, 4/15/2022 (a) (b)	46,515,000	47,389,482
Numericable-SFR SA:
6.00%, 5/15/2022 (b)	65,178,000	63,261,767
6.25%, 5/15/2024 (b)	16,635,000	15,803,250
7.38%, 5/1/2026 (b)	92,725,000	91,334,125
Quebecor Media, Inc. 5.75%, 1/15/2023 (a)	19,173,000	19,520,511

See accompanying notes to financial statements.

379

SPDR Barclays High Yield Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Sinclair Television Group, Inc.:
5.38%, 4/1/2021	$7,165,000	$7,379,950
5.63%, 8/1/2024 (b)	8,981,000	9,199,912
6.13%, 10/1/2022	12,226,000	12,737,964
Sirius XM Radio, Inc.:
5.38%, 4/15/2025 (b)	16,562,000	16,489,127
5.38%, 7/15/2026 (b)	17,901,000	17,721,990
6.00%, 7/15/2024 (b)	21,728,000	22,462,406
Starz LLC/Starz Finance Corp. 5.00%, 9/15/2019	9,504,000	9,682,675
TEGNA, Inc.:
5.13%, 10/15/2019	9,407,000	9,694,854
5.13%, 7/15/2020	7,782,000	8,059,234
6.38%, 10/15/2023	11,214,000	11,901,418
Time, Inc. 5.75%, 4/15/2022 (b)	12,127,000	11,399,380
Tribune Media Co. 5.88%, 7/15/2022 (a)	15,398,000	15,321,010
Unitymedia GmbH 6.13%, 1/15/2025 (a) (b)	8,994,000	9,173,880
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.00%, 1/15/2025 (b)	15,185,000	14,995,187
5.50%, 1/15/2023 (a) (b)	12,343,000	12,620,718
Univision Communications, Inc.:
5.13%, 5/15/2023 (b)	13,293,000	13,259,768
5.13%, 2/15/2025 (a) (b)	29,787,000	29,414,662
6.75%, 9/15/2022 (b)	16,515,000	17,423,325
Videotron, Ltd.:
5.00%, 7/15/2022	5,846,000	6,050,610
5.38%, 6/15/2024 (a) (b)	13,686,000	13,908,397
Virgin Media Secured Finance PLC 5.50%, 8/15/2026 (b)	5,792,000	5,632,720
Western Digital Corp. 10.50%, 4/1/2024 (a) (b)	54,700,000	58,392,250
WideOpenWest Finance LLC/WideOpenWest Capital Corp. 10.25%, 7/15/2019	12,051,000	12,435,126

		1,181,154,432

METAL FABRICATE & HARDWARE — 0.1%
Wise Metals Group LLC/Wise Alloys Finance Corp. 8.75%, 12/15/2018 (b)	7,722,000	7,084,935

MINING — 2.8%
Alcoa, Inc. 5.13%, 10/1/2024 (a)	19,183,000	19,230,957
Aleris International, Inc. 9.50%, 4/1/2021 (b)	10,400,000	10,634,000
Anglo American Capital PLC:
2.63%, 9/27/2017 (b)	10,400,000	10,387,000
3.63%, 5/14/2020 (a) (b)	12,700,000	12,136,437
4.88%, 5/14/2025 (a) (b)	9,600,000	9,144,000
Eldorado Gold Corp. 6.13%, 12/15/2020 (b)	9,799,000	9,774,503
First Quantum Minerals, Ltd.:
6.75%, 2/15/2020 (b)	23,694,000	19,547,550
7.00%, 2/15/2021 (a) (b)	19,653,000	15,722,400
7.25%, 5/15/2022 (a) (b)	7,870,000	6,079,575
FMG Resources August 2006 Pty, Ltd. 9.75%, 3/1/2022 (a) (b)	33,896,000	37,414,405

Freeport-McMoRan, Inc.:
3.55%, 3/1/2022 (a)	29,150,000	25,652,000
3.88%, 3/15/2023 (a)	31,102,000	27,136,495
5.45%, 3/15/2043	34,307,000	27,531,367
HudBay Minerals, Inc. 9.50%, 10/1/2020 (a)	14,379,000	12,006,465
IAMGOLD Corp. 6.75%, 10/1/2020 (b)	12,690,000	11,325,825
Joseph T Ryerson & Son, Inc. 11.00%, 5/15/2022 (b)	9,612,000	9,924,390
Kinross Gold Corp.:
5.13%, 9/1/2021	3,525,000	3,532,403
5.95%, 3/15/2024 (a)	5,800,000	5,727,500
Lundin Mining Corp. 7.50%, 11/1/2020 (b)	11,220,000	11,381,288
New Gold, Inc. 6.25%, 11/15/2022 (b)	9,190,000	8,983,225
Teck Resources, Ltd.:
3.75%, 2/1/2023 (a)	11,704,000	8,895,040
4.75%, 1/15/2022 (a)	9,750,000	8,238,750
6.25%, 7/15/2041	12,904,000	9,159,259

		319,564,834

MISCELLANEOUS MANUFACTURER — 0.8%
Amsted Industries, Inc. 5.00%, 3/15/2022 (b)	12,745,000	12,808,725
Bombardier, Inc.:
6.00%, 10/15/2022 (a) (b)	23,295,000	20,091,937
6.13%, 1/15/2023 (b)	25,339,000	21,854,887
7.50%, 3/15/2025 (a) (b)	20,365,000	17,666,638
Gates Global LLC/Gates Global Co. 6.00%, 7/15/2022 (a) (b)	16,074,000	14,185,305

		86,607,492

OFFICE & BUSINESS EQUIPMENT — 0.2%
CDW LLC/CDW Finance Corp.:
5.00%, 9/1/2023	7,404,000	7,437,318
5.50%, 12/1/2024	11,206,000	11,570,195
6.00%, 8/15/2022	8,226,000	8,596,170

		27,603,683

OIL & GAS — 9.3%
Antero Resources Corp.:
5.13%, 12/1/2022	12,759,000	12,248,640
5.38%, 11/1/2021	9,760,000	9,540,400
5.63%, 6/1/2023 (a)	20,023,000	19,522,425
Blue Racer Midstream LLC/Blue Racer Finance Corp. 6.13%, 11/15/2022 (a) (b)	13,196,000	12,503,210
Bonanza Creek Energy, Inc. 6.75%, 4/15/2021	9,942,000	4,051,365
California Resources Corp.:
5.50%, 9/15/2021 (a)	12,751,000	6,407,378
6.00%, 11/15/2024 (a)	14,072,000	6,895,280
8.00%, 12/15/2022 (b)	36,743,000	25,995,672
Calumet Specialty Products Partners L.P./Calumet Finance Corp. 6.50%, 4/15/2021	13,340,000	9,538,100
Carrizo Oil & Gas, Inc.:
6.25%, 4/15/2023 (a)	5,065,000	4,913,050

See accompanying notes to financial statements.

380

SPDR Barclays High Yield Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

7.50%, 9/15/2020 (a)	$15,557,000	$15,751,462
Cenovus Energy, Inc.:
3.00%, 8/15/2022	9,921,000	9,121,119
4.45%, 9/15/2042	8,600,000	6,837,000
Cheniere Corpus Christi Holdings LLC 7.00%, 6/30/2024 (b)	18,090,000	18,565,767
Chesapeake Energy Corp.:
4.88%, 4/15/2022 (a)	5,325,000	3,368,063
6.13%, 2/15/2021	5,000,000	3,400,000
8.00%, 12/15/2022 (a) (b)	38,266,000	32,526,100
Comstock Resources, Inc. 10.00%, 3/15/2020 (b)	10,276,000	8,291,448
Concho Resources, Inc.:
5.50%, 10/1/2022	11,700,000	11,758,500
5.50%, 4/1/2023 (a)	24,419,000	24,480,047
Continental Resources, Inc.:
3.80%, 6/1/2024 (a)	8,500,000	7,416,250
4.50%, 4/15/2023 (a)	36,000,000	33,570,000
5.00%, 9/15/2022 (a)	31,600,000	30,500,320
CVR Refining LLC/Coffeyville Finance, Inc. 6.50%, 11/1/2022	7,043,000	6,180,233
Denbury Resources, Inc.:
4.63%, 7/15/2023 (a)	12,984,000	8,488,290
5.50%, 5/1/2022	12,818,000	8,652,150
9.00%, 5/15/2021 (a) (b)	8,084,000	8,084,000
Diamond Offshore Drilling, Inc. 4.88%, 11/1/2043	11,200,000	7,965,328
Drill Rigs Holdings, Inc. 6.50%, 10/1/2017 (a) (b)	10,700,000	5,136,000
Eclipse Resources Corp. 8.88%, 7/15/2023	7,950,000	7,492,875
Endeavor Energy Resources L.P./EER Finance, Inc. 7.00%, 8/15/2021 (a) (b)	6,815,000	6,729,813
EnQuest PLC 7.00%, 4/15/2022 (b)	9,475,000	5,815,755
Ensco PLC:
4.50%, 10/1/2024	13,000,000	8,905,000
5.20%, 3/15/2025	7,400,000	5,143,000
5.75%, 10/1/2044 (a)	16,600,000	9,960,000
EP Energy LLC/Everest Acquisition Finance, Inc.:
6.38%, 6/15/2023 (a)	11,631,000	7,094,910
9.38%, 5/1/2020	28,841,000	20,405,007
Gulfport Energy Corp. 7.75%, 11/1/2020	11,126,000	11,431,965
Halcon Resources Corp. 8.63%, 2/1/2020 (a) (b)	11,020,000	10,448,062
Hilcorp Energy I L.P./Hilcorp Finance Co.:
5.00%, 12/1/2024 (b)	7,096,000	6,616,310
5.75%, 10/1/2025 (b)	8,991,000	8,563,928
Jupiter Resources, Inc. 8.50%, 10/1/2022 (a) (b)	19,625,000	14,019,609
Laredo Petroleum, Inc. 7.38%, 5/1/2022 (a)	8,301,000	8,321,753
MEG Energy Corp.:
6.38%, 1/30/2023 (b)	9,683,000	7,213,835

7.00%, 3/31/2024 (a) (b)	19,572,000	14,874,720
Memorial Production Partners L.P./Memorial Production Finance Corp. 7.63%, 5/1/2021 (a)	13,028,000	6,969,980
Memorial Resource Development Corp. 5.88%, 7/1/2022 (a)	12,315,000	12,253,425
Murphy Oil Corp.:
3.50%, 12/1/2017 (a)	10,550,000	10,530,219
4.00%, 6/1/2022 (a)	9,800,000	8,715,875
4.70%, 12/1/2022 (a)	7,200,000	6,553,440
Newfield Exploration Co.:
5.38%, 1/1/2026	9,189,000	8,913,330
5.63%, 7/1/2024	23,514,000	23,514,000
5.75%, 1/30/2022	5,513,000	5,554,348
Noble Holding International, Ltd.:
5.25%, 3/15/2042	8,444,000	4,791,886
7.95%, 4/1/2045	1,000,000	700,000
Northern Oil and Gas, Inc. 8.00%, 6/1/2020 (a)	6,792,000	5,229,840
Oasis Petroleum, Inc. 6.88%, 3/15/2022 (a)	14,693,000	13,573,393
Pacific Drilling SA 5.38%, 6/1/2020 (a) (b)	13,240,000	4,236,800
Pacific Drilling V, Ltd. 7.25%, 12/1/2017 (b)	9,310,000	3,817,100
Parsley Energy LLC/Parsley Finance Corp. 7.50%, 2/15/2022 (b)	10,598,000	11,048,415
PBF Holding Co. LLC/PBF Finance Corp.:
7.00%, 11/15/2023 (b)	9,110,000	8,762,681
8.25%, 2/15/2020	10,367,000	10,729,845
PDC Energy, Inc. 7.75%, 10/15/2022 (a)	7,392,000	7,669,200
Permian Resources LLC 13.00%, 11/30/2020 (a) (b)	10,050,000	11,475,844
Permian Resources LLC/AEPB Finance Corp.:
7.13%, 11/1/2020 (a) (b)	11,645,000	6,237,353
7.38%, 11/1/2021 (b)	11,430,000	6,200,775
Puma International Financing SA:
6.75%, 2/1/2021 (b)	7,645,000	7,623,250
6.75%, 2/1/2021 (b)	7,885,000	7,862,567
QEP Resources, Inc.:
5.25%, 5/1/2023	8,761,000	7,994,413
5.38%, 10/1/2022	6,766,000	6,309,295
Range Resources Corp.:
4.88%, 5/15/2025 (a)	9,900,000	9,429,750
5.00%, 8/15/2022 (a)	4,948,000	4,663,490
5.00%, 3/15/2023 (a)	19,141,000	17,944,687
Rice Energy, Inc. 6.25%, 5/1/2022 (a)	14,251,000	14,144,117
Rowan Cos., Inc. 4.88%, 6/1/2022	9,750,000	8,506,875
RSP Permian, Inc. 6.63%, 10/1/2022	8,925,000	9,148,125
Sanchez Energy Corp.:
6.13%, 1/15/2023 (a)	16,073,000	12,496,757
7.75%, 6/15/2021 (a)	11,134,000	9,436,065

See accompanying notes to financial statements.

381

SPDR Barclays High Yield Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Seven Generations Energy, Ltd. 8.25%, 5/15/2020 (b)	$10,775,000	$11,199,266
SM Energy Co.:
5.00%, 1/15/2024	6,744,000	5,749,260
5.63%, 6/1/2025	11,034,000	9,544,410
6.13%, 11/15/2022 (a)	11,013,000	10,118,744
Southwestern Energy Co.:
4.05%, 1/23/2020 (a)	10,550,000	10,365,375
4.10%, 3/15/2022 (a)	17,450,000	15,530,500
4.95%, 1/23/2025 (a)	16,000,000	15,280,000
Stone Energy Corp. 7.50%, 11/15/2022	2,000,000	900,000
Sunoco L.P./Sunoco Finance Corp.:
5.50%, 8/1/2020 (b)	9,012,000	8,899,350
6.25%, 4/15/2021 (b)	11,543,000	11,485,285
6.38%, 4/1/2023 (b)	14,019,000	13,913,857
Transocean, Inc.:
3.75%, 10/15/2017 (a)	7,964,000	8,033,685
5.05%, 10/15/2022	8,399,000	5,911,216
8.13%, 12/15/2021 (a)	24,150,000	20,406,750
Tullow Oil PLC:
6.00%, 11/1/2020 (b)	8,349,000	6,658,328
6.25%, 4/15/2022 (b)	11,885,000	9,389,150
W&T Offshore, Inc. 8.50%, 6/15/2019	10,167,000	2,541,750
Whiting Petroleum Corp.:
5.00%, 3/15/2019 (a)	20,684,000	19,080,990
5.75%, 3/15/2021 (a)	12,702,000	11,463,555
6.25%, 4/1/2023 (a)	8,535,000	7,638,825
WPX Energy, Inc.:
5.25%, 9/15/2024 (a)	7,015,000	6,103,050
6.00%, 1/15/2022 (a)	15,993,000	14,873,490
7.50%, 8/1/2020 (a)	9,958,000	9,933,105

		1,042,801,220

OIL & GAS SERVICES — 0.6%
FTS International, Inc. 6.25%, 5/1/2022	6,535,000	2,417,950
Globe Luxembourg SCA 9.63%, 5/1/2018 (b)	8,043,000	6,660,408
McDermott International, Inc. 8.00%, 5/1/2021 (b)	9,750,000	8,287,500
PHI, Inc. 5.25%, 3/15/2019	7,766,000	7,164,135
SESI LLC:
6.38%, 5/1/2019	3,850,000	3,712,844
7.13%, 12/15/2021	7,479,000	7,198,538
Weatherford International, Ltd.:
4.50%, 4/15/2022 (a)	12,975,000	11,126,062
7.75%, 6/15/2021 (a)	12,190,000	11,913,287
8.25%, 6/15/2023 (a)	10,722,000	10,132,290

		68,613,014

PACKAGING & CONTAINERS — 2.5%
Ardagh Finance Holdings SA 8.63%, 6/15/2019 (a) (b)	13,592,662	13,728,589
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
4.63%, 5/15/2023 (b)	12,137,000	11,954,945
7.25%, 5/15/2024 (b)	31,837,000	32,435,536

Ball Corp.:
4.00%, 11/15/2023	14,118,000	13,941,525
4.38%, 12/15/2020 (a)	9,410,000	9,869,208
5.00%, 3/15/2022 (a)	1,939,000	2,053,401
5.25%, 7/1/2025 (a)	23,045,000	24,110,831
Berry Plastics Corp.:
5.13%, 7/15/2023	12,724,000	12,692,190
5.50%, 5/15/2022	5,845,000	5,991,125
BWAY Holding Co. 9.13%, 8/15/2021 (b)	9,336,000	8,939,220
Coveris Holdings SA 7.88%, 11/1/2019 (b)	11,094,000	10,802,783
Crown Americas LLC/Crown Americas Capital Corp. IV 4.50%, 1/15/2023 (a)	15,117,000	15,419,340
Owens-Brockway Glass Container, Inc.:
5.00%, 1/15/2022 (a) (b)	13,225,000	13,191,937
5.88%, 8/15/2023 (a) (b)	4,873,000	5,106,417
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu:
5.13%, 7/15/2023 (b)	19,857,000	20,105,212
5.75%, 10/15/2020	48,860,000	50,447,950
8.25%, 2/15/2021 (a)	3,450,000	3,600,420
9.88%, 8/15/2019	19,644,000	20,209,747
Silgan Holdings, Inc. 5.00%, 4/1/2020	6,851,000	7,026,557

		281,626,933

PHARMACEUTICALS — 2.1%
Capsugel SA PIK, 7.00%, 5/15/2019 (b)	11,025,000	11,031,891
Endo Finance LLC/Endo Finco, Inc. 5.88%, 1/15/2023 (b)	15,306,000	13,316,220
Endo, Ltd./Endo Finance LLC/Endo Finco, Inc.:
6.00%, 7/15/2023 (a) (b)	24,116,000	21,282,370
6.00%, 2/1/2025 (a) (b)	17,850,000	15,418,830
Grifols Worldwide Operations, Ltd. 5.25%, 4/1/2022	13,929,000	14,216,285
JLL/Delta Dutch Pledgeco B.V. PIK, 8.75%, 5/1/2020 (b)	8,279,000	8,237,605
NBTY, Inc. 7.63%, 5/15/2021 (a) (b)	14,635,000	14,589,631
Quintiles Transnational Corp. 4.88%, 5/15/2023 (b)	11,457,000	11,664,658
Valeant Pharmaceuticals International, Inc.:
5.88%, 5/15/2023 (b)	54,846,000	44,288,145
6.13%, 4/15/2025 (a) (b)	52,983,000	42,487,068
6.38%, 10/15/2020 (b)	37,055,000	31,867,300
Vizient, Inc. 10.38%, 3/1/2024 (b)	8,730,000	9,379,294

		237,779,297

PIPELINES — 3.1%
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp. 6.25%, 4/1/2023 (b)	9,690,000	8,914,800

See accompanying notes to financial statements.

382

SPDR Barclays High Yield Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

DCP Midstream LLC:
4.75%, 9/30/2021 (a) (b)	$8,510,000	$7,978,125
5.85%, 5/21/2043 (b) (c)	10,641,000	7,714,725
DCP Midstream Operating L.P.:
2.50%, 12/1/2017	8,044,000	7,943,450
3.88%, 3/15/2023	10,132,000	9,270,780
Energy Transfer Equity L.P.:
5.50%, 6/1/2027	14,105,000	13,258,700
5.88%, 1/15/2024 (a)	20,157,000	19,804,252
Genesis Energy L.P./Genesis Energy Finance Corp. 6.75%, 8/1/2022 (a)	10,765,000	10,495,875
Gibson Energy, Inc. 6.75%, 7/15/2021 (b)	10,244,000	10,263,208
NGPL PipeCo LLC 9.63%, 6/1/2019 (a) (b)	10,800,000	11,313,000
Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance Corp. 6.50%, 4/1/2019	9,173,000	8,622,620
ONEOK, Inc.:
4.25%, 2/1/2022	12,764,000	11,806,700
7.50%, 9/1/2023	6,522,000	6,933,538
Rockies Express Pipeline LLC 6.00%, 1/15/2019 (a) (b)	7,595,000	7,746,900
Sabine Pass Liquefaction LLC:
5.63%, 2/1/2021	25,079,000	25,204,395
5.63%, 3/1/2025 (a)	34,184,000	34,013,080
5.75%, 5/15/2024	39,004,000	38,711,470
5.88%, 6/30/2026 (b)	2,250,000	2,250,000
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.:
4.13%, 11/15/2019	9,949,000	9,874,383
4.25%, 11/15/2023 (a)	7,760,000	7,061,600
5.00%, 1/15/2018	14,640,000	15,006,000
6.75%, 3/15/2024 (a) (b)	1,500,000	1,537,500
Tesoro Logistics L.P./Tesoro Logistics Finance Corp.:
5.50%, 10/15/2019 (a)	6,520,000	6,760,425
6.13%, 10/15/2021	11,910,000	12,416,175
6.25%, 10/15/2022 (a)	13,480,000	14,052,900
Williams Cos., Inc.:
3.70%, 1/15/2023 (a)	12,498,000	11,091,975
4.55%, 6/24/2024 (a)	21,506,000	19,785,520
5.75%, 6/24/2044 (a)	10,500,000	8,977,500

		348,809,596

REAL ESTATE — 0.3%
Howard Hughes Corp. 6.88%, 10/1/2021 (b)	11,305,000	11,418,050
Kennedy-Wilson, Inc. 5.88%, 4/1/2024	9,240,000	9,049,425
Realogy Group LLC/Realogy Co-Issuer Corp.:
4.88%, 6/1/2023 (a) (b)	9,700,000	9,578,750
5.25%, 12/1/2021 (b)	4,772,000	4,897,265

		34,943,490

REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.8%
Communications Sales & Leasing, Inc./CSL Capital LLC:
6.00%, 4/15/2023 (b)	5,687,000	5,758,088
8.25%, 10/15/2023	18,357,000	18,621,341
DuPont Fabros Technology L.P. 5.88%, 9/15/2021	10,988,000	11,482,460
Equinix, Inc.:
5.38%, 1/1/2022	5,575,000	5,763,156
5.38%, 4/1/2023	11,420,000	11,762,600
5.88%, 1/15/2026	26,545,000	27,590,873
ESH Hospitality, Inc. 5.25%, 5/1/2025 (b)	18,980,000	18,482,724
Iron Mountain, Inc.:
5.75%, 8/15/2024	21,926,000	22,145,260
6.00%, 10/1/2020 (b)	7,935,000	8,341,669
6.00%, 8/15/2023 (a)	13,367,000	14,068,767
iStar, Inc.:
4.00%, 11/1/2017	6,190,000	6,104,888
5.00%, 7/1/2019 (a)	12,380,000	11,544,350
MPT Operating Partnership L.P./MPT Finance Corp. 6.38%, 3/1/2024	6,600,000	7,140,375
Sabra Health Care L.P./Sabra Capital Corp. 5.50%, 2/1/2021	6,679,000	6,879,370
Vereit Operating Partnership L.P.:
3.00%, 2/6/2019	6,405,000	6,413,326
4.60%, 2/6/2024	12,256,000	12,401,540
VEREIT Operating Partnership L.P. 4.88%, 6/1/2026	9,404,000	9,627,815

		204,128,602

RETAIL — 4.1%
1011778 BC ULC/New Red Finance, Inc.:
4.63%, 1/15/2022 (a) (b)	16,487,000	16,775,522
6.00%, 4/1/2022 (b)	39,959,000	41,345,577
AmeriGas Finance LLC/AmeriGas Finance Corp. 7.00%, 5/20/2022	13,085,000	13,812,526
Asbury Automotive Group, Inc. 6.00%, 12/15/2024 (a)	11,200,000	11,284,000
Chinos Intermediate Holdings A, Inc. 7.75%, 5/1/2019 (b)	9,051,627	3,032,295
Claire’s Stores, Inc. 9.00%, 3/15/2019 (b)	17,883,000	10,662,739
CST Brands, Inc. 5.00%, 5/1/2023	8,960,000	9,122,400
Dollar Tree, Inc.:
5.25%, 3/1/2020 (b)	8,634,000	8,893,020
5.75%, 3/1/2023 (b)	40,385,000	42,909,062
Dufry Finance SCA 5.50%, 10/15/2020 (b)	8,175,000	8,435,578
Ferrellgas L.P./Ferrellgas Finance Corp. 6.75%, 6/15/2023 (b)	8,475,000	7,479,188
Group 1 Automotive, Inc. 5.00%, 6/1/2022 (a)	8,450,000	8,339,094
Guitar Center, Inc. 6.50%, 4/15/2019 (b)	11,273,000	9,744,099

See accompanying notes to financial statements.

383

SPDR Barclays High Yield Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

JC Penney Corp., Inc. 5.88%, 7/1/2023 (a) (b)	$8,400,000	$8,442,000
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC 5.25%, 6/1/2026 (a) (b)	15,505,000	15,892,625
KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC 5.00%, 6/1/2024 (a) (b)	10,981,000	11,255,525
L Brands, Inc.:
5.63%, 2/15/2022 (a)	11,269,000	12,113,048
5.63%, 10/15/2023	3,800,000	4,101,625
6.75%, 7/1/2036	11,670,000	11,662,998
6.88%, 11/1/2035	16,560,000	16,849,800
Landry’s, Inc. 9.38%, 5/1/2020 (b)	9,063,000	9,538,808
Men’s Wearhouse, Inc. 7.00%, 7/1/2022 (a)	11,449,000	9,617,160
Michaels Stores, Inc. 5.88%, 12/15/2020 (a) (b)	7,999,000	8,293,963
Neiman Marcus Group, Ltd. LLC:
8.00%, 10/15/2021 (a) (b)	13,475,000	10,847,375
8.75%, 10/15/2021 (a) (b)	9,658,000	7,340,080
Penske Automotive Group, Inc.:
5.50%, 5/15/2026	7,330,000	6,963,500
5.75%, 10/1/2022	7,494,000	7,494,000
PVH Corp. 4.50%, 12/15/2022	10,427,000	10,453,068
Rite Aid Corp.:
6.13%, 4/1/2023 (b)	35,742,000	38,176,924
6.75%, 6/15/2021	6,629,000	6,969,068
9.25%, 3/15/2020	14,670,000	15,412,669
Sally Holdings LLC/Sally Capital, Inc.:
5.63%, 12/1/2025 (a)	16,879,000	17,680,752
5.75%, 6/1/2022	8,414,000	8,750,560
Serta Simmons Bedding LLC 8.13%, 10/1/2020 (a) (b)	7,515,000	7,740,450
Suburban Propane Partners LP/Suburban Energy Finance Corp. 5.50%, 6/1/2024 (a)	7,806,000	7,664,516
Tops Holding LLC/Tops Markets II Corp. 8.00%, 6/15/2022 (b)	11,355,000	10,013,691

		455,109,305

SEMICONDUCTORS — 1.2%
Advanced Micro Devices, Inc. 6.75%, 3/1/2019	11,105,000	10,660,800
Amkor Technology, Inc. 6.38%, 10/1/2022 (a)	11,295,000	10,899,675
Micron Technology, Inc.:
5.25%, 8/1/2023 (b)	25,158,000	21,447,195
5.50%, 2/1/2025	11,174,000	9,497,900
5.88%, 2/15/2022 (a)	7,988,000	7,483,957
NXP B.V./NXP Funding LLC:
3.75%, 6/1/2018 (b)	11,324,000	11,621,255
4.13%, 6/1/2021 (a) (b)	12,113,000	12,355,260
4.63%, 6/1/2023 (b)	16,081,000	16,322,215
Qorvo, Inc. 7.00%, 12/1/2025 (b)	7,635,000	8,011,978

Sensata Technologies B.V.:
4.88%, 10/15/2023 (b)	5,865,000	5,857,669
5.00%, 10/1/2025 (b)	7,485,000	7,503,713
Sensata Technologies UK Financing Co. PLC 6.25%, 2/15/2026 (a) (b)	17,760,000	18,326,100

		139,987,717

SHIPBUILDING — 0.2%
Huntington Ingalls Industries, Inc.:
5.00%, 12/15/2021 (b)	4,980,000	5,204,100
5.00%, 11/15/2025 (b)	12,620,000	13,314,100

		18,518,200

SOFTWARE — 3.0%
BMC Software Finance, Inc. 8.13%, 7/15/2021 (a) (b)	34,132,000	25,279,012
Boxer Parent Co., Inc. PIK, 9.00%, 10/15/2019 (a) (b)	12,605,000	10,674,859
Cengage Learning, Inc. 9.50%, 6/15/2024 (a) (b)	8,756,000	8,909,230
First Data Corp.:
5.00%, 1/15/2024 (a) (b)	28,621,000	28,621,000
5.75%, 1/15/2024 (b)	39,242,000	38,628,844
7.00%, 12/1/2023 (a) (b)	54,405,000	55,155,789
IMS Health, Inc. 6.00%, 11/1/2020 (a) (b)	10,250,000	10,461,406
Infor Software Parent LLC/Infor Software Parent, Inc. PIK, 7.13%, 5/1/2021 (a) (b)	10,599,000	9,399,988
Infor US, Inc.:
5.75%, 8/15/2020 (a) (b)	10,419,000	10,972,509
6.50%, 5/15/2022 (a)	24,849,000	23,621,459
Informatica LLC 7.13%, 7/15/2023 (a) (b)	8,368,000	7,945,416
MSCI, Inc.:
5.25%, 11/15/2024 (b)	4,840,000	4,948,900
5.75%, 8/15/2025 (b)	19,035,000	19,748,813
Nuance Communications, Inc. 5.38%, 8/15/2020 (a) (b)	14,987,000	15,211,805
Open Text Corp.:
5.63%, 1/15/2023 (b)	9,883,000	9,981,830
5.88%, 6/1/2026 (b)	11,618,000	11,705,135
PTC, Inc. 6.00%, 5/15/2024	9,347,000	9,715,038
Rackspace Hosting, Inc. 6.50%, 1/15/2024 (a) (b)	9,625,000	9,498,672
SS&C Technologies Holdings, Inc. 5.88%, 7/15/2023	12,469,000	12,749,553
Veritas US, Inc./Veritas Bermuda, Ltd. 10.50%, 2/1/2024 (b)	13,743,000	11,647,193

		334,876,451

STORAGE & WAREHOUSING — 0.2%
Algeco Scotsman Global Finance PLC:
8.50%, 10/15/2018 (a) (b)	17,547,000	14,103,401
10.75%, 10/15/2019 (a) (b)	12,346,000	5,872,066

		19,975,467

See accompanying notes to financial statements.

384

SPDR Barclays High Yield Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

TELECOMMUNICATIONS — 9.7%
Altice Financing SA:
6.50%, 1/15/2022 (a) (b)	$8,531,000	$8,445,690
6.63%, 2/15/2023 (a) (b)	39,196,000	38,608,060
Altice Luxembourg SA:
7.63%, 2/15/2025 (a) (b)	24,881,000	24,258,975
7.75%, 5/15/2022 (a) (b)	44,272,000	44,742,390
Avanti Communications Group PLC 10.00%, 10/1/2019 (a) (b)	6,609,000	4,969,142
Avaya, Inc. 10.50%, 3/1/2021 (b)	20,717,000	4,661,325
CenturyLink, Inc.:
Series S, 6.45%, 6/15/2021	3,190,000	3,241,997
Series T, 5.80%, 3/15/2022	28,047,000	27,197,176
Series V, 5.63%, 4/1/2020 (a)	6,647,000	6,871,669
Series Y, 7.50%, 4/1/2024 (a)	20,500,000	20,641,450
CommScope Technologies Finance LLC 6.00%, 6/15/2025 (a) (b)	33,917,000	34,680,132
CommScope, Inc.:
5.00%, 6/15/2021 (b)	6,834,000	6,967,946
5.50%, 6/15/2024 (b)	4,443,000	4,498,538
Consolidated Communications, Inc. 6.50%, 10/1/2022	9,450,000	8,457,750
DigitalGlobe, Inc. 5.25%, 2/1/2021 (b)	8,062,000	7,432,156
Frontier Communications Corp.:
8.88%, 9/15/2020	17,950,000	19,127,520
10.50%, 9/15/2022 (a)	33,975,000	36,013,500
11.00%, 9/15/2025	65,320,000	67,318,792
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc. 12.50%, 7/1/2022 (b)	9,250,000	9,134,375
Inmarsat Finance PLC 4.88%, 5/15/2022 (b)	14,469,000	13,202,963
Intelsat Jackson Holdings SA:
5.50%, 8/1/2023 (a)	30,780,000	19,545,300
6.63%, 12/15/2022 (a)	24,500,000	16,537,500
8.00%, 2/15/2024 (a) (b)	13,500,000	13,319,100
Intelsat Luxembourg SA 7.75%, 6/1/2021	36,024,000	8,645,760
Koninklijke KPN NV VRN, 7.00%, 3/28/2073 (b) (c)	11,240,000	11,832,348
Level 3 Financing, Inc.:
5.25%, 3/15/2026 (b)	3,400,000	3,332,000
5.38%, 8/15/2022	11,674,000	11,761,555
5.38%, 1/15/2024	18,850,000	18,827,380
5.38%, 5/1/2025 (a)	9,309,000	9,262,455
Millicom International Cellular SA:
4.75%, 5/22/2020 (a) (b)	7,237,000	7,273,185
6.00%, 3/15/2025 (a) (b)	8,980,000	8,699,375
6.63%, 10/15/2021 (b)	12,242,000	12,517,445
Neptune Finco Corp. 10.13%, 1/15/2023 (b)	27,080,000	30,261,900
Plantronics, Inc. 5.50%, 5/31/2023 (b)	7,382,000	7,312,794
Sable International Finance, Ltd. 6.88%, 8/1/2022 (b)	11,020,000	11,095,763
SBA Telecommunications, Inc. 5.75%, 7/15/2020	8,862,000	9,138,938

SoftBank Group Corp. 4.50%, 4/15/2020 (a) (b)	39,954,000	41,176,592
Sprint Communications, Inc. 9.00%, 11/15/2018 (b)	52,858,000	56,161,625
Sprint Corp.:
7.13%, 6/15/2024 (a)	42,241,000	33,581,595
7.88%, 9/15/2023 (a)	70,251,000	57,605,820
T-Mobile USA, Inc.:
6.00%, 4/15/2024	2,000,000	2,065,000
6.25%, 4/1/2021 (a)	23,326,000	24,398,996
6.50%, 1/15/2026 (a)	29,780,000	31,417,900
6.63%, 4/1/2023 (a)	32,021,000	33,923,047
Telecom Italia SpA 5.30%, 5/30/2024 (a) (b)	22,562,000	22,477,392
Telesat Canada/Telesat LLC 6.00%, 5/15/2017 (b)	11,767,000	11,723,462
UPCB Finance IV, Ltd. 5.38%, 1/15/2025 (b)	17,110,000	16,938,900
UPCB Finance V, Ltd. 7.25%, 11/15/2021 (b)	7,969,500	8,318,166
UPCB Finance VI, Ltd. 6.88%, 1/15/2022 (b)	11,362,500	11,845,406
ViaSat, Inc. 6.88%, 6/15/2020	5,858,000	6,048,385
Virgin Media Finance PLC 6.38%, 4/15/2023 (a) (b)	6,525,000	6,525,653
Virgin Media Secured Finance PLC:
5.25%, 1/15/2026 (b)	19,550,000	18,865,750
5.38%, 4/15/2021 (b)	9,858,600	10,117,388
West Corp. 5.38%, 7/15/2022 (b)	15,478,000	14,355,845
Wind Acquisition Finance SA:
4.75%, 7/15/2020 (b)	25,654,000	25,028,042
6.50%, 4/30/2020 (b)	11,922,000	12,220,050
7.38%, 4/23/2021 (b)	46,824,000	44,510,894
Windstream Services LLC 6.38%, 8/1/2023 (a)	10,049,000	8,491,405

		1,087,631,657

TEXTILES — 0.1%
INVISTA Finance LLC 4.25%, 10/15/2019 (b)	11,400,000	11,143,500
Springs Industries, Inc. 6.25%, 6/1/2021	4,741,000	4,823,967

		15,967,467

TRANSPORTATION — 0.6%
Florida East Coast Holdings Corp. 6.75%, 5/1/2019 (b)	13,749,000	13,766,186
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc. 8.13%, 11/15/2021 (b)	9,875,000	7,770,391
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc. 7.38%, 1/15/2022 (b)	10,043,000	4,469,135
XPO Logistics, Inc.:
6.50%, 6/15/2022 (a) (b)	34,721,000	33,116,890
7.88%, 9/1/2019 (a) (b)	6,846,000	7,000,035

		66,122,637

TOTAL CORPORATE BONDS & NOTES (Cost $11,236,409,633)		10,954,600,283

See accompanying notes to financial statements.

385

SPDR Barclays High Yield Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

SENIOR FLOATING RATE LOANS — 0.0% (e)
MEDIA — 0.0% (e)
iHeartCommunications, Inc. Term Loan D, 7.20%, 7/29/2026 (Cost $3,531,250)	$5,000,000	$3,669,450

TOTAL SENIOR FLOATING RATE LOANS (Cost $3,531,250)		3,669,450

	Shares
SHORT-TERM INVESTMENTS — 8.2%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (f) (g)	63,401,928	63,401,928
State Street Navigator Securities Lending Prime Portfolio (f) (h)	860,755,470	860,755,470

TOTAL SHORT-TERM INVESTMENTS (Cost $924,157,398)		924,157,398

TOTAL INVESTMENTS — 105.7%
(Cost $12,164,098,281)		11,882,427,131
LIABILITIES IN EXCESS OF OTHER ASSETS — (5.7)%		(644,145,718)

NET ASSETS — 100.0%		$11,238,281,413

(a)	All or a portion of the shares of the security are on loan at June 30, 2016.
(b)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 46.9% of net assets as of June 30, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Variable Rate Security — Interest rate shown is rate in effect at June 30, 2016.
(d)	Security is currently in default and/or issuer is in bankruptcy
(e)	Amount is less than 0.05% of net assets.
(f)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(g)	The rate shown is the annualized seven-day yield at June 30, 2016.
(h)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes
Advertising	$—	$62,681,619	$—	$62,681,619
Aerospace & Defense	—	75,634,282	—	75,634,282
Agriculture	—	20,744,967	—	20,744,967
Airlines	—	26,259,737	—	26,259,737
Apparel	—	38,002,097	—	38,002,097
Auto Manufacturers	—	74,272,479	—	74,272,479
Auto Parts & Equipment	—	167,586,091	—	167,586,091
Banks	—	284,729,905	—	284,729,905
Beverages	—	55,642,011	—	55,642,011
Biotechnology	—	29,575,347	—	29,575,347
Chemicals	—	279,214,559	—	279,214,559
Coal	—	34,043,244	—	34,043,244
Commercial Services	—	385,645,339	—	385,645,339
Construction Materials	—	116,474,823	—	116,474,823
Distribution & Wholesale	—	98,151,928	—	98,151,928
Diversified Financial Services	—	393,193,632	—	393,193,632
Electric	—	331,455,417	—	331,455,417
Electrical Components & Equipment	—	42,994,055	—	42,994,055
Energy-Alternate Sources	—	14,056,285	—	14,056,285
Engineering & Construction	—	41,710,505	—	41,710,505
Entertainment	—	215,419,622	—	215,419,622
Environmental Control	—	45,166,511	—	45,166,511
Food	—	203,396,025	—	203,396,025

See accompanying notes to financial statements.

386

SPDR Barclays High Yield Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Food Service	$—	$19,229,335	$—	$19,229,335
Forest Products & Paper	—	19,252,100	—	19,252,100
Gas	—	23,440,632	—	23,440,632
Health Care Products	—	146,578,874	—	146,578,874
Health Care Services	—	701,409,017	—	701,409,017
Holding Companies-Divers	—	83,338,766	—	83,338,766
Home Builders	—	87,133,998	—	87,133,998
Home Furnishings	—	8,585,280	—	8,585,280
Household Products	—	39,548,159	—	39,548,159
Household Products & Wares	—	53,299,607	—	53,299,607
Housewares	—	11,394,890	—	11,394,890
Insurance.	—	59,799,798	—	59,799,798
Internet	—	98,680,453	—	98,680,453
Iron/Steel.	—	105,468,241	—	105,468,241
IT Services	—	104,119,678	—	104,119,678
Leisure Time	—	59,325,419	—	59,325,419
Lodging.	—	231,313,670	—	231,313,670
Machinery, Construction & Mining	—	33,448,737	—	33,448,737
Machinery-Diversified	—	54,276,720	—	54,276,720
Media	—	1,181,154,432	—	1,181,154,432
Metal Fabricate & Hardware	—	7,084,935	—	7,084,935
Mining	—	319,564,834	—	319,564,834
Miscellaneous Manufacturer	—	86,607,492	—	86,607,492
Office & Business Equipment	—	27,603,683	—	27,603,683
Oil & Gas	—	1,042,801,220	—	1,042,801,220
Oil & Gas Services	—	68,613,014	—	68,613,014
Packaging & Containers	—	281,626,933	—	281,626,933
Pharmaceuticals	—	237,779,297	—	237,779,297
Pipelines	—	348,809,596	—	348,809,596
Real Estate	—	34,943,490	—	34,943,490
Real Estate Investment Trusts	—	204,128,602	—	204,128,602
Retail	—	455,109,305	—	455,109,305
Semiconductors	—	139,987,717	—	139,987,717
Shipbuilding	—	18,518,200	—	18,518,200
Software	—	334,876,451	—	334,876,451
Storage & Warehousing	—	19,975,467	—	19,975,467
Telecommunications	—	1,087,631,657	—	1,087,631,657
Textiles	—	15,967,467	—	15,967,467
Transportation	—	66,122,637	—	66,122,637
Senior Floating Rate Loans
Media	—	3,669,450	—	3,669,450
Short-Term Investments	924,157,398	—	—	924,157,398

TOTAL INVESTMENTS	$924,157,398	$10,958,269,733	$—	$11,882,427,131

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	82,834,864	$82,834,864	2,607,558,258	2,626,991,193	63,401,929	$63,401,928	$245,018	$—
State Street Navigator Securities Lending Prime Portfolio	474,507,940	474,507,940	2,102,473,794	1,716,226,264	860,755,470	860,755,470	4,699,128	—

See accompanying notes to financial statements.

387

SPDR Barclays Short Term High Yield Bond ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Principal Amount	Value

CORPORATE BONDS & NOTES — 96.3%
ADVERTISING — 0.0% (a)
Affinion Group, Inc. 7.88%, 12/15/2018 (b)	$3,202,000	$1,488,930

AEROSPACE & DEFENSE — 0.5%
Accudyne Industries Borrower/Accudyne Industries LLC 7.75%, 12/15/2020 (b) (c)	4,350,000	3,795,375
Aerojet Rocketdyne Holdings, Inc. 7.13%, 3/15/2021	100,000	105,340
Kratos Defense & Security Solutions, Inc. 7.00%, 5/15/2019 (b)	3,163,000	2,546,215
Meccanica Holdings USA, Inc. 6.25%, 7/15/2019 (c)	3,299,000	3,513,435
Sequa Corp. 7.00%, 12/15/2017 (b) (c)	2,795,500	670,920
TransDigm, Inc.:
5.50%, 10/15/2020	3,141,000	3,195,967
6.38%, 6/15/2026 (c)	1,286,000	1,278,027

		15,105,279

AGRICULTURE — 0.1%
Vector Group, Ltd.:
7.75%, 2/15/2021	1,200,000	1,249,560
7.75%, 2/15/2021 (c)	2,636,000	2,744,867

		3,994,427

AIRLINES — 0.7%
Air Canada:
6.75%, 10/1/2019 (c)	2,629,000	2,721,541
7.75%, 4/15/2021 (c)	2,100,000	2,173,500
American Airlines Group, Inc.:
4.63%, 3/1/2020 (b) (c)	4,143,000	3,946,207
5.50%, 10/1/2019 (b) (c)	5,112,000	5,060,880
6.13%, 6/1/2018	3,234,000	3,355,275
Continental Airlines Pass Thru Certificates Series 2012-3, Class C, 6.13%, 4/29/2018	3,103,000	3,242,635
Virgin Australia Holdings, Ltd. 8.50%, 11/15/2019 (c)	2,450,000	2,560,250

		23,060,288

APPAREL — 0.2%
Hanesbrands, Inc. 4.63%, 5/15/2024 (c)	2,080,000	2,085,200
Nine West Holdings, Inc. 8.25%, 3/15/2019 (c)	4,150,000	664,000
Wolverine World Wide, Inc. 6.13%, 10/15/2020	2,417,000	2,519,722

		5,268,922

AUTO MANUFACTURERS — 0.9%
Fiat Chrysler Automobiles NV 4.50%, 4/15/2020 (b)	10,776,000	10,870,829
General Motors Financial Co., Inc. 3.20%, 7/6/2021	6,500,000	6,478,550
Jaguar Land Rover Automotive PLC:
3.50%, 3/15/2020 (b) (c)	2,600,000	2,580,500
4.13%, 12/15/2018 (c)	4,850,000	4,922,750
4.25%, 11/15/2019 (c)	3,594,000	3,665,880

		28,518,509

AUTO PARTS & EQUIPMENT — 1.0%
American Axle & Manufacturing, Inc. 6.25%, 3/15/2021	3,450,000	3,588,000
Goodyear Tire & Rubber Co. 5.00%, 5/31/2026	2,405,000	2,444,202
Schaeffler Finance B.V.:
4.25%, 5/15/2021 (c)	3,834,000	3,886,909
4.75%, 5/15/2021 (b) (c)	5,300,000	5,406,000
Schaeffler Holding Finance B.V.:
PIK, 6.25%, 11/15/2019 (c)	2,600,000	2,697,500
PIK, 6.88%, 8/15/2018 (c)	3,676,000	3,740,330
Tenneco, Inc.:
5.00%, 7/15/2026	1,097,000	1,110,054
6.88%, 12/15/2020	500,000	517,500
Titan International, Inc. 6.88%, 10/1/2020 (b)	2,436,000	2,085,825
ZF North America Capital, Inc. 4.00%, 4/29/2020 (b) (c)	6,324,000	6,450,480

		31,926,800

BANKS — 2.5%
CIT Group, Inc.:
3.88%, 2/19/2019 (b)	7,378,000	7,461,002
4.25%, 8/15/2017	10,887,000	11,061,192
5.00%, 5/15/2017	6,855,000	6,940,687
5.25%, 3/15/2018	10,495,000	10,836,087
5.38%, 5/15/2020	5,631,000	5,891,434
5.50%, 2/15/2019 (b) (c)	11,250,000	11,777,625
6.63%, 4/1/2018 (c)	4,438,000	4,698,733
Royal Bank of Scotland Group PLC 4.70%, 7/3/2018	3,613,000	3,701,067
Royal Bank of Scotland NV 4.65%, 6/4/2018	2,550,000	2,615,344
Synovus Financial Corp. 5.13%, 6/15/2017	2,387,000	2,424,297
UniCredit Bank Austria AG 7.25%, 2/15/2017 (c)	4,950,000	5,064,364
UniCredit Luxembourg Finance SA:
6.00%, 10/31/2017 (c)	6,125,000	6,389,141
6.00%, 10/31/2017	150,000	154,500

		79,015,473

BEVERAGES — 0.7%
Constellation Brands, Inc.:
3.75%, 5/1/2021	3,066,000	3,162,886
3.88%, 11/15/2019	1,741,000	1,830,313
7.25%, 9/1/2016	5,910,000	5,946,937
7.25%, 5/15/2017	4,893,000	5,125,417
Cott Beverages, Inc. 6.75%, 1/1/2020	3,984,000	4,173,240
Innovation Ventures LLC/Innovation Ventures Finance Corp. 9.50%, 8/15/2019 (c)	2,530,000	2,647,013

		22,885,806

CHEMICALS — 2.4%
Ashland, Inc. 3.88%, 4/15/2018	4,317,000	4,406,038
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B 7.38%, 5/1/2021 (c)	5,150,000	5,436,469

See accompanying notes to financial statements.

388

SPDR Barclays Short Term High Yield Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Celanese US Holdings LLC 5.88%, 6/15/2021	$2,572,000	$2,874,210
Consolidated Energy Finance SA 6.75%, 10/15/2019 (b) (c)	6,777,000	6,358,927
Eagle Spinco, Inc. 4.63%, 2/15/2021	3,945,000	4,001,709
Hexion, Inc.:
6.63%, 4/15/2020	10,867,000	9,058,731
8.88%, 2/1/2018	5,952,000	5,163,360
Hexion, Inc./Hexion Nova Scotia Finance ULC 9.00%, 11/15/2020	5,000,000	3,375,000
Huntsman International LLC 4.88%, 11/15/2020 (b)	3,826,000	3,845,130
INEOS Group Holdings SA:
5.88%, 2/15/2019 (b) (c)	3,945,000	3,935,137
6.13%, 8/15/2018 (b) (c)	4,523,000	4,545,615
Perstorp Holding AB:
8.75%, 5/15/2017 (b) (c)	3,400,000	3,400,000
11.00%, 8/15/2017 (b) (c)	2,205,000	2,107,153
Platform Specialty Products Corp. 10.38%, 5/1/2021 (c)	3,400,000	3,417,000
Rain CII Carbon LLC/CII Carbon Corp.:
8.00%, 12/1/2018 (c)	3,922,000	3,392,530
8.25%, 1/15/2021 (c)	2,350,000	1,906,438
TPC Group, Inc. 8.75%, 12/15/2020 (c)	5,153,000	3,967,810
Tronox Finance LLC 6.38%, 8/15/2020 (b)	6,144,000	4,546,560

		75,737,817

COAL — 0.0% (a)
Arch Coal, Inc.:
7.00%, 6/15/2019 (d)	15,450,000	213,210
8.00%, 1/15/2019 (c) (d)	3,877,000	87,233

		300,443

COMMERCIAL SERVICES — 3.0%
ACE Cash Express, Inc. 11.00%, 2/1/2019 (c)	3,182,000	1,439,855
Ancestry.com Holdings LLC PIK, 9.63%, 10/15/2018 (c)	3,655,000	3,721,247
APX Group, Inc.:
6.38%, 12/1/2019 (b)	3,457,000	3,422,430
7.88%, 12/1/2022 (c)	3,000,000	3,015,000
8.75%, 12/1/2020	6,545,000	6,005,037
Cenveo Corp. 6.00%, 8/1/2019 (c)	3,655,000	3,003,953
Ceridian HCM Holding, Inc. 11.00%, 3/15/2021 (c)	3,690,000	3,678,469
Constellis Holdings LLC/Constellis Finance Corp. 9.75%, 5/15/2020 (c)	3,706,000	3,538,303
Global A&T Electronics, Ltd. 10.00%, 2/1/2019 (c)	4,875,000	3,388,125
Graham Holdings Co. 7.25%, 2/1/2019	2,215,000	2,396,353
Harland Clarke Holdings Corp. 9.25%, 3/1/2021 (c)	4,358,000	3,644,160

Herc Spinoff Escrow Issuer LLC/Herc Spinoff Escrow Issuer Corp. 7.50%, 6/1/2022 (c)	2,000,000	1,960,000
Hertz Corp.:
5.88%, 10/15/2020 (b)	2,364,000	2,423,100
6.75%, 4/15/2019	8,835,000	8,979,010
7.38%, 1/15/2021 (b)	4,519,000	4,665,867
7.50%, 10/15/2018 (b)	5,236,000	5,327,630
Jurassic Holdings III, Inc. 6.88%, 2/15/2021 (b) (c)	2,775,000	1,765,594
Laureate Education, Inc. 9.25%, 9/1/2019 (b) (c)	8,865,000	7,801,200
Live Nation Entertainment, Inc. 7.00%, 9/1/2020 (c)	3,014,000	3,127,025
Modular Space Corp. 10.25%, 1/31/2019 (c)	2,486,000	1,219,694
Monitronics International, Inc. 9.13%, 4/1/2020	3,730,000	3,095,900
Prospect Medical Holdings, Inc. 8.38%, 5/1/2019 (c)	2,640,000	2,750,616
RR Donnelley & Sons Co.:
7.63%, 6/15/2020	2,363,000	2,487,058
7.88%, 3/15/2021	3,000,000	3,150,000
Safway Group Holding LLC/Safway Finance Corp. 7.00%, 5/15/2018 (c)	3,573,000	3,568,534
United Rentals North America, Inc. 7.38%, 5/15/2020 (b)	3,236,000	3,357,350

		92,931,510

CONSTRUCTION MATERIALS — 1.3%
Associated Materials LLC/AMH New Finance, Inc. 9.13%, 11/1/2017	5,436,000	4,892,400
Builders FirstSource, Inc. 7.63%, 6/1/2021 (c)	2,003,000	2,108,158
Hanson, Ltd. 6.13%, 8/15/2016	6,665,000	6,673,331
Lafarge SA 6.50%, 7/15/2016	1,991,000	1,993,674
Louisiana-Pacific Corp. 7.50%, 6/1/2020	2,071,000	2,139,602
Masco Corp.:
3.50%, 4/1/2021	2,415,000	2,464,025
5.95%, 3/15/2022	447,000	497,846
7.13%, 3/15/2020	3,592,000	4,146,515
Nortek, Inc. 8.50%, 4/15/2021	4,880,000	5,072,150
Standard Industries, Inc. 5.13%, 2/15/2021 (c)	3,065,000	3,141,625
USG Corp.:
6.30%, 11/15/2016	3,713,000	3,768,695
9.75%, 1/15/2018	2,401,000	2,632,216

		39,530,237

DISTRIBUTION & WHOLESALE — 0.4%
American Builders & Contractors Supply Co., Inc. 5.63%, 4/15/2021 (c)	834,000	863,190
HD Supply, Inc. 7.50%, 7/15/2020	8,033,000	8,393,682
Rexel SA 5.25%, 6/15/2020 (c)	3,080,000	3,195,500

		12,452,372

See accompanying notes to financial statements.

389

SPDR Barclays Short Term High Yield Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

DIVERSIFIED FINANCIAL SERVICES — 9.3%
AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust:
2.75%, 5/15/2017	$1,887,000	$1,887,000
3.75%, 5/15/2019	6,155,000	6,239,631
3.95%, 2/1/2022 (b)	5,985,000	5,970,037
4.25%, 7/1/2020	3,114,000	3,195,743
4.50%, 5/15/2021	4,448,000	4,545,856
4.63%, 10/30/2020	4,230,000	4,378,050
Aircastle, Ltd.:
4.63%, 12/15/2018	2,782,000	2,865,460
5.00%, 4/1/2023	4,350,000	4,409,813
6.25%, 12/1/2019	3,089,000	3,351,565
6.75%, 4/15/2017	2,701,000	2,782,030
Alliance Data Systems Corp. 5.25%, 12/1/2017 (c)	2,293,000	2,315,930
Ally Financial, Inc.:
2.75%, 1/30/2017	4,645,000	4,656,613
3.25%, 2/13/2018	2,735,000	2,748,675
3.25%, 11/5/2018	500,000	498,150
3.50%, 7/18/2016	5,597,000	5,583,007
3.50%, 1/27/2019	3,627,000	3,631,534
3.60%, 5/21/2018	4,430,000	4,441,075
3.75%, 11/18/2019	3,268,000	3,268,000
4.13%, 3/30/2020	2,851,000	2,858,128
4.25%, 4/15/2021	9,300,000	9,265,590
4.75%, 9/10/2018	3,776,000	3,879,840
5.50%, 2/15/2017	3,385,000	3,452,700
6.25%, 12/1/2017	3,819,000	3,990,855
7.50%, 9/15/2020	2,830,000	3,158,988
8.00%, 12/31/2018	2,947,000	3,226,965
8.00%, 3/15/2020	5,183,000	5,850,311
CNG Holdings, Inc. 9.38%, 5/15/2020 (c)	2,315,000	1,137,244
CoreLogic, Inc. 7.25%, 6/1/2021	1,743,000	1,806,184
DFC Finance Corp. 10.50%, 6/15/2020 (c)	5,540,000	3,324,000
Enova International, Inc. 9.75%, 6/1/2021	3,500,000	2,756,250
Fly Leasing, Ltd. 6.75%, 12/15/2020 (b)	2,150,000	2,162,094
Icahn Enterprises L.P./Icahn Enterprises Finance Corp.:
3.50%, 3/15/2017 (b)	7,585,000	7,617,615
4.88%, 3/15/2019 (b)	8,878,000	8,667,147
6.00%, 8/1/2020 (b)	10,659,000	10,499,115
International Lease Finance Corp.:
3.88%, 4/15/2018	2,988,000	3,035,210
4.63%, 4/15/2021	1,800,000	1,867,500
5.88%, 4/1/2019	4,352,000	4,626,611
6.25%, 5/15/2019	6,386,000	6,888,897
8.25%, 12/15/2020 (b)	5,375,000	6,314,550
8.75%, 3/15/2017	7,971,000	8,281,869
8.88%, 9/1/2017	3,115,000	3,317,475
Jefferies Finance LLC/JFIN Co-Issuer Corp.:
7.38%, 4/1/2020 (c)	3,155,000	2,930,206
7.50%, 4/15/2021 (c)	1,800,000	1,605,375

KCG Holdings, Inc. 6.88%, 3/15/2020 (c)	2,940,000	2,675,400
Lincoln Finance, Ltd. 7.38%, 4/15/2021 (c)	3,015,000	3,124,294
Nationstar Mortgage LLC/Nationstar Capital Corp.:
6.50%, 8/1/2018	3,278,000	3,177,611
7.88%, 10/1/2020	2,713,000	2,543,438
9.63%, 5/1/2019 (b)	1,965,000	2,037,459
Navient Corp.:
4.63%, 9/25/2017	2,344,000	2,373,300
4.88%, 6/17/2019	6,781,000	6,564,856
5.00%, 10/26/2020	1,680,000	1,577,100
5.50%, 1/15/2019	8,506,000	8,500,896
5.88%, 3/25/2021	2,500,000	2,357,750
8.45%, 6/15/2018	17,059,000	18,379,367
Series MTNSeries MTN, 6.00%, 1/25/2017 (b)	5,233,000	5,298,412
Series MTN, 8.00%, 3/25/2020	11,935,000	12,196,376
NewStar Financial, Inc. 7.25%, 5/1/2020	3,178,000	3,003,210
OneMain Financial Holdings LLC 6.75%, 12/15/2019 (c)	4,795,000	4,675,125
ROC Finance LLC/ROC Finance 1 Corp. 12.13%, 9/1/2018 (b) (c)	3,474,000	3,595,590
Speedy Cash Intermediate Holdings Corp. 10.75%, 5/15/2018 (c)	3,066,000	1,774,448
Springleaf Finance Corp.:
5.25%, 12/15/2019	4,225,000	3,929,250
5.75%, 9/15/2016 (b)	2,554,000	2,563,578
6.90%, 12/15/2017	9,732,000	10,096,950
8.25%, 12/15/2020 (b)	9,858,000	9,858,000
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/2018 (c)	4,156,000	3,329,995

		292,921,293

ELECTRIC — 2.2%
AES Corp. 8.00%, 6/1/2020 (b)	3,566,000	4,154,390
Dynegy, Inc. 6.75%, 11/1/2019	15,585,000	15,585,000
EDP Finance B.V. 6.00%, 2/2/2018 (c)	1,754,000	1,857,041
FirstEnergy Corp. Series A, 2.75%, 3/15/2018	3,974,000	4,014,157
GenOn Energy, Inc.:
7.88%, 6/15/2017	5,026,000	4,209,275
9.50%, 10/15/2018 (b)	4,413,000	3,497,303
9.88%, 10/15/2020 (b)	3,120,000	2,219,100
IPALCO Enterprises, Inc.:
3.45%, 7/15/2020	2,757,000	2,811,579
5.00%, 5/1/2018	2,070,000	2,176,263
NRG Energy, Inc.:
7.63%, 1/15/2018 (b)	2,326,000	2,494,635
7.88%, 5/15/2021 (b)	7,453,000	7,713,855
8.25%, 9/1/2020 (b)	8,140,000	8,384,200
Talen Energy Supply LLC:
4.63%, 7/15/2019 (c)	8,245,000	7,188,609
6.50%, 5/1/2018 (b)	2,663,000	2,676,315

		68,981,722

See accompanying notes to financial statements.

390

SPDR Barclays Short Term High Yield Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

ELECTRICAL COMPONENTS & EQUIPMENT — 0.2%
Anixter, Inc. 5.63%, 5/1/2019	$2,131,000	$2,253,533
WireCo WorldGroup, Inc. 9.50%, 5/15/2017 (b)	2,688,000	2,651,174

		4,904,707

ELECTRONICS — 0.2%
Flextronics International, Ltd. 4.63%, 2/15/2020 (b)	1,158,000	1,209,757
Kemet Corp. 10.50%, 5/1/2018 (b)	2,025,000	1,926,281
Sanmina Corp. 4.38%, 6/1/2019 (c)	2,285,000	2,342,125

		5,478,163

ENGINEERING & CONSTRUCTION — 0.2%
Abengoa Finance SAU:
7.75%, 2/1/2020 (c) (d)	5,400,000	243,000
8.88%, 11/1/2017 (c)	7,790,000	370,025
Michael Baker International LLC/CDL Acquisition Co., Inc. 8.25%, 10/15/2018 (c)	3,435,000	3,338,391
SBA Communications Corp. 5.63%, 10/1/2019	3,460,000	3,576,775

		7,528,191

ENTERTAINMENT — 1.5%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp. 5.25%, 3/15/2021	693,000	718,988
Gibson Brands, Inc. 8.88%, 8/1/2018 (b) (c)	2,450,000	1,364,344
GLP Capital L.P./GLP Financing II, Inc.:
4.38%, 11/1/2018	3,630,000	3,738,900
4.38%, 4/15/2021 (b)	2,300,000	2,364,630
4.88%, 11/1/2020 (b)	7,415,000	7,730,137
Greektown Holdings LLC/Greektown Mothership Corp. 8.88%, 3/15/2019 (c)	2,661,000	2,759,124
International Game Technology PLC:
5.63%, 2/15/2020 (c)	3,131,000	3,299,448
7.50%, 6/15/2019 (b)	3,297,000	3,651,427
Isle of Capri Casinos, Inc.:
5.88%, 3/15/2021	2,625,000	2,736,563
8.88%, 6/15/2020	3,245,000	3,415,362
Mood Media Corp. 9.25%, 10/15/2020 (c)	1,790,000	1,238,456
Peninsula Gaming LLC/Peninsula Gaming Corp. 8.38%, 2/15/2018 (b) (c)	3,255,000	3,265,091
Production Resource Group, Inc. 8.88%, 5/1/2019	3,300,000	2,099,625
Six Flags Entertainment Corp. 5.25%, 1/15/2021 (c)	5,604,000	5,779,405
WMG Acquisition Corp. 6.00%, 1/15/2021 (c)	2,840,000	2,930,525

		47,092,025

ENVIRONMENTAL CONTROL — 0.8%
Advanced Disposal Services, Inc. 8.25%, 10/1/2020	3,675,000	3,700,266
Casella Waste Systems, Inc. 7.75%, 2/15/2019	2,455,000	2,487,222
Clean Harbors, Inc.:
5.13%, 6/1/2021	4,535,000	4,628,421
5.25%, 8/1/2020	4,155,000	4,253,889
Covanta Holding Corp. 7.25%, 12/1/2020	3,081,000	3,173,430
GFL Environmental, Inc. 9.88%, 2/1/2021 (c)	4,955,000	5,326,625

		23,569,853

FOOD — 1.3%
B&G Foods, Inc. 4.63%, 6/1/2021	4,053,000	4,083,397
BI-LO LLC/BI-LO Finance Corp.: 9.25%, 2/15/2019 (b) (c)	3,090,000	2,667,056
PIK, 8.63%, 9/15/2018 (c)	3,150,000	2,082,938
Bumble Bee Holdings, Inc. 9.00%, 12/15/2017 (c)	4,557,000	4,625,355
FAGE Dairy Industry SA/FAGE USA Dairy Industry, Inc. 9.88%, 2/1/2020 (c)	2,100,000	2,180,010
JBS USA LLC/JBS USA Finance, Inc.:
7.25%, 6/1/2021 (c)	835,000	860,050
7.25%, 6/1/2021 (c)	2,074,000	2,136,220
8.25%, 2/1/2020 (c)	4,500,000	4,668,750
Smithfield Foods, Inc.:
5.25%, 8/1/2018 (c)	3,358,000	3,395,777
7.75%, 7/1/2017	3,054,000	3,221,970
SUPERVALU, Inc. 6.75%, 6/1/2021	2,000,000	1,680,000
Tesco PLC:
2.70%, 1/5/2017 (c)	2,460,000	2,459,508
5.50%, 11/15/2017 (c)	6,618,000	6,895,129

		40,956,160

FOOD SERVICE — 0.1%
Aramark Services, Inc.:
4.75%, 6/1/2026 (c)	2,093,000	2,045,907
5.75%, 3/15/2020	2,123,000	2,178,835

		4,224,742

FOREST PRODUCTS & PAPER — 0.1%
Tembec Industries, Inc. 9.00%, 12/15/2019 (b) (c)	2,627,000	2,040,851

GAS — 0.1%
NGL Energy Partners L.P./NGL Energy Finance Corp. 5.13%, 7/15/2019	2,760,000	2,511,600

HAND & MACHINE TOOLS — 0.2%
Apex Tool Group LLC 7.00%, 2/1/2021 (c)	3,590,000	3,103,106
Milacron LLC/Mcron Finance Corp. 7.75%, 2/15/2021 (c)	3,400,000	3,451,000

		6,554,106

See accompanying notes to financial statements.

391

SPDR Barclays Short Term High Yield Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

HEALTH CARE PRODUCTS — 1.6%
Alere, Inc.:
6.50%, 6/15/2020	$2,655,000	$2,621,812
7.25%, 7/1/2018	3,055,000	3,140,922
ConvaTec Finance International SA PIK, 8.25%, 1/15/2019 (c)	5,450,000	5,337,730
ConvaTec Healthcare E SA 10.50%, 12/15/2018 (c)	5,200,000	5,339,750
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp. 8.13%, 6/15/2021 (c)	2,667,000	2,285,286
Immucor, Inc. 11.13%, 8/15/2019	2,470,000	2,198,300
Kinetic Concepts, Inc./KCI USA, Inc.:
7.88%, 2/15/2021 (c)	3,506,000	3,718,464
10.50%, 11/1/2018	12,813,000	12,740,927
12.50%, 11/1/2019	4,271,000	4,022,748
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.88%, 4/15/2020 (c)	3,373,000	3,271,810
5.63%, 10/15/2023 (c)	990,000	924,462
Universal Hospital Services, Inc. 7.63%, 8/15/2020	4,154,000	3,811,295

		49,413,506

HEALTH CARE SERVICES — 6.1%
Centene Corp.:
5.63%, 2/15/2021 (c)	10,390,000	10,811,834
5.75%, 6/1/2017 (b)	2,598,000	2,653,208
CHS/Community Health Systems, Inc.:
5.13%, 8/15/2018	3,364,000	3,406,050
7.13%, 7/15/2020 (b)	9,495,000	8,805,663
8.00%, 11/15/2019 (b)	12,520,000	12,254,576
Fresenius Medical Care US Finance II, Inc.:
4.13%, 10/15/2020 (c)	3,351,000	3,464,096
5.63%, 7/31/2019 (c)	6,373,000	6,902,596
6.50%, 9/15/2018 (c)	3,166,000	3,433,131
Fresenius Medical Care US Finance, Inc.:
5.75%, 2/15/2021 (c)	3,460,000	3,840,600
6.88%, 7/15/2017	3,665,000	3,829,925
HCA Holdings, Inc. 6.25%, 2/15/2021	8,532,000	9,038,588
HCA, Inc.:
3.75%, 3/15/2019	9,477,000	9,808,695
4.25%, 10/15/2019	3,950,000	4,120,344
5.25%, 6/15/2026	2,700,000	2,787,750
6.50%, 2/15/2020	19,459,000	21,527,492
8.00%, 10/1/2018	2,763,000	3,079,018
Health Net, Inc. 6.38%, 6/1/2017	2,639,000	2,704,975
IASIS Healthcare LLC/IASIS Capital Corp. 8.38%, 5/15/2019	5,819,000	5,571,693
inVentiv Health, Inc. 9.00%, 1/15/2018 (c)	4,180,000	4,294,950
Kindred Healthcare, Inc. 8.00%, 1/15/2020	5,184,000	5,177,520
LifePoint Health, Inc. 5.38%, 5/1/2024 (b) (c)	2,900,000	2,914,500

Select Medical Corp. 6.38%, 6/1/2021 (b)	4,456,000	4,235,985
Surgery Center Holdings, Inc. 8.88%, 4/15/2021 (c)	3,350,000	3,448,406
Tenet Healthcare Corp.:
4.50%, 4/1/2021	1,844,000	1,853,220
4.75%, 6/1/2020	3,363,000	3,436,313
5.00%, 3/1/2019	9,950,000	9,651,500
5.50%, 3/1/2019	3,528,000	3,457,440
6.00%, 10/1/2020	15,018,000	15,881,535
6.25%, 11/1/2018	7,843,000	8,195,935
8.00%, 8/1/2020	3,249,000	3,313,980
WellCare Health Plans, Inc. 5.75%, 11/15/2020	6,240,000	6,450,912

		190,352,430

HOLDING COMPANIES-DIVERS — 0.5%
Carlson Travel Holdings, Inc. PIK, 7.50%, 8/15/2019 (c)	2,539,000	2,423,158
HRG Group, Inc. 7.88%, 7/15/2019	6,649,000	6,956,849
Noble Group, Ltd.:
6.75%, 1/29/2020	100,000	81,250
6.75%, 1/29/2020 (c)	6,816,000	5,538,000

		14,999,257

HOME BUILDERS — 2.0%
Ashton Woods USA LLC/Ashton Woods Finance Co. 6.88%, 2/15/2021 (c)	2,965,000	2,670,353
Brookfield Residential Properties, Inc. 6.50%, 12/15/2020 (c)	4,030,000	4,027,481
CalAtlantic Group, Inc.:
8.38%, 5/15/2018	3,981,000	4,369,148
8.38%, 1/15/2021 (b)	2,000,000	2,312,500
DR Horton, Inc.:
3.63%, 2/15/2018	1,304,000	1,322,745
3.75%, 3/1/2019	3,334,000	3,386,094
4.00%, 2/15/2020	3,135,000	3,238,847
4.75%, 5/15/2017	2,956,000	3,016,968
K Hovnanian Enterprises, Inc. 7.25%, 10/15/2020 (c)	3,521,000	2,944,436
KB Home:
4.75%, 5/15/2019	2,073,000	2,104,095
8.00%, 3/15/2020 (b)	2,894,000	3,103,815
Lennar Corp.:
4.50%, 6/15/2019	3,400,000	3,529,625
4.50%, 11/15/2019	2,479,000	2,590,555
4.75%, 12/15/2017	1,728,000	1,755,000
4.75%, 4/1/2021	4,050,000	4,212,000
Series B, 12.25%, 6/1/2017	2,700,000	2,936,250
Mattamy Group Corp. 6.50%, 11/15/2020 (c)	2,790,000	2,683,631
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.25%, 4/15/2021 (c)	2,302,000	2,306,316
Toll Brothers Finance Corp.:
4.00%, 12/31/2018	2,718,000	2,819,925
8.91%, 10/15/2017	2,218,000	2,410,689

See accompanying notes to financial statements.

392

SPDR Barclays Short Term High Yield Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

TRI Pointe Group, Inc./TRI Pointe Homes, Inc. 4.38%, 6/15/2019	$3,110,000	$3,117,775
William Lyon Homes, Inc. 8.50%, 11/15/2020	2,040,000	2,099,925

		62,958,173

HOUSEHOLD PRODUCTS — 0.6%
Albea Beauty Holdings SA 8.38%, 11/1/2019 (c)	1,605,000	1,689,263
Avon Products, Inc.:
6.35%, 3/15/2020 (b)	2,960,000	2,470,712
6.50%, 3/1/2019 (b)	3,199,000	2,935,082
Edgewell Personal Care Co. 4.70%, 5/19/2021	3,052,000	3,168,357
Elizabeth Arden, Inc. 7.38%, 3/15/2021	2,346,000	2,387,055
First Quality Finance Co., Inc. 4.63%, 5/15/2021 (c)	2,404,000	2,258,258
Revlon Consumer Products Corp. 5.75%, 2/15/2021	2,558,000	2,481,260

		17,389,987

HOUSEHOLD PRODUCTS & WARES — 0.4%
ACCO Brands Corp. 6.75%, 4/30/2020 (b)	3,530,000	3,728,739
Spectrum Brands, Inc. 6.38%, 11/15/2020	3,538,000	3,684,119
Sun Products Corp. 7.75%, 3/15/2021 (c)	3,800,000	3,949,625

		11,362,483

INSURANCE — 0.6%
Genworth Holdings, Inc.:
6.52%, 5/22/2018	4,209,000	4,109,036
7.20%, 2/15/2021	1,980,000	1,675,575
7.70%, 6/15/2020 (b)	2,530,000	2,278,581
Hub Holdings LLC/Hub Holdings Finance, Inc. PIK, 8.13%, 7/15/2019 (c)	2,260,000	2,173,838
Radian Group, Inc.:
5.25%, 6/15/2020 (b)	3,846,000	3,913,305
7.00%, 3/15/2021	650,000	695,110
USI, Inc. 7.75%, 1/15/2021 (c)	3,721,000	3,672,162

		18,517,607

INTERNET — 0.2%
IAC/InterActiveCorp 4.88%, 11/30/2018	3,021,000	3,077,795
Netflix, Inc. 5.38%, 2/1/2021	2,915,000	3,095,730

		6,173,525

INVESTMENT COMPANY SECURITY — 0.1%
American Capital, Ltd. 6.50%, 9/15/2018 (c)	3,592,000	3,661,595

IRON/STEEL — 2.1%
AK Steel Corp. 7.63%, 5/15/2020 (b)	3,633,000	3,469,515
Allegheny Technologies, Inc.:
5.95%, 1/15/2021	1,496,000	1,244,485
9.38%, 6/1/2019	4,173,000	4,232,987

ArcelorMittal:
6.13%, 6/1/2018	6,080,000	6,353,600
6.13%, 6/1/2025 (b)	865,000	858,512
6.25%, 8/5/2020 (b)	8,367,000	8,659,845
6.50%, 3/1/2021 (b)	7,320,000	7,576,200
10.85%, 6/1/2019 (b)	8,045,000	9,472,987
BlueScope Steel Finance Ltd/BlueScope Steel Finance USA LLC 6.50%, 5/15/2021 (c)	4,310,000	4,443,610
Cliffs Natural Resources, Inc.:
7.75%, 3/31/2020 (c)	53,000	43,195
8.00%, 9/30/2020 (c)	2,075,000	1,784,500
8.25%, 3/31/2020 (c)	3,925,000	3,925,000
Commercial Metals Co. 7.35%, 8/15/2018	2,139,000	2,249,961
Evraz, Inc. NA Canada 7.50%, 11/15/2019 (c)	2,540,000	2,451,100
Steel Dynamics, Inc. 6.13%, 8/15/2019	2,543,000	2,628,826
United States Steel Corp.:
7.38%, 4/1/2020 (b)	2,878,000	2,708,198
8.38%, 7/1/2021 (b) (c)	4,484,000	4,709,994

		66,812,515

IT SERVICES — 0.8%
Dell, Inc.:
4.63%, 4/1/2021 (b)	1,750,000	1,741,250
5.65%, 4/15/2018	3,310,000	3,442,400
5.88%, 6/15/2019 (b)	4,017,000	4,258,020
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
4.42%, 6/15/2021 (c)	3,000,000	3,082,794
5.88%, 6/15/2021 (b) (c)	6,688,000	6,834,467
DynCorp International, Inc. 11.88%, 11/30/2020 (b)	2,576,248	2,086,761
Leidos Holdings, Inc. 4.45%, 12/1/2020	1,300,000	1,302,438
NCR Corp. 4.63%, 2/15/2021	2,855,000	2,812,175

		25,560,305

LEISURE TIME — 0.3%
Carlson Wagonlit B.V. 6.88%, 6/15/2019 (c)	2,550,000	2,648,813
NCL Corp., Ltd.:
4.63%, 11/15/2020 (c)	4,055,000	4,044,862
5.25%, 11/15/2019 (c)	4,080,000	4,120,800

		10,814,475

LODGING — 1.2%
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope 8.00%, 10/1/2020	7,330,000	7,348,325
MGM Growth Properties Operating Partnership L.P./MGP Escrow Co-Issuer, Inc. 5.63%, 5/1/2024 (b) (c)	1,000,000	1,055,000
MGM Resorts International:
5.25%, 3/31/2020	2,527,000	2,647,032
6.75%, 10/1/2020 (b)	6,735,000	7,345,191

See accompanying notes to financial statements.

393

SPDR Barclays Short Term High Yield Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

7.63%, 1/15/2017	$4,523,000	$4,636,075
8.63%, 2/1/2019	6,059,000	6,804,257
11.38%, 3/1/2018	3,351,000	3,786,630
Playa Resorts Holding B.V. 8.00%, 8/15/2020 (c)	1,187,000	1,189,967
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC 5.88%, 5/15/2021 (c)	500,000	502,188
Station Casinos LLC 7.50%, 3/1/2021	3,500,000	3,705,800

		39,020,465

MACHINERY, CONSTRUCTION & MINING — 0.3%
BlueLine Rental Finance Corp. 7.00%, 2/1/2019 (c)	4,507,000	3,853,485
Terex Corp. 6.00%, 5/15/2021	5,175,000	5,181,727

		9,035,212

MACHINERY-DIVERSIFIED — 1.3%
Case New Holland Industrial, Inc. 7.88%, 12/1/2017	9,839,000	10,576,925
CNH Industrial Capital LLC:
3.25%, 2/1/2017 (b)	2,453,000	2,467,718
3.38%, 7/15/2019 (b)	2,395,000	2,347,100
3.63%, 4/15/2018	3,098,000	3,113,490
3.88%, 7/16/2018	3,530,000	3,538,825
4.38%, 11/6/2020 (b)	9,315,000	9,408,150
6.25%, 11/1/2016	2,923,000	2,956,030
SPL Logistics Escrow LLC/SPL Logistics Finance Corp. 8.88%, 8/1/2020 (c)	4,490,000	3,440,463
SPX FLOW, Inc. 6.88%, 9/1/2017 (b)	3,721,000	3,874,491

		41,723,192

MEDIA — 5.8%
Altice Finco SA 9.88%, 12/15/2020 (b) (c)	2,300,000	2,461,000
Cablevision Systems Corp.:
7.75%, 4/15/2018	7,107,000	7,590,987
8.00%, 4/15/2020 (b)	3,812,000	3,909,206
8.63%, 9/15/2017	4,987,000	5,261,285
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 3/15/2021	1,000,000	1,040,000
5.88%, 4/1/2024 (b) (c)	2,367,000	2,449,845
Cequel Communications Holdings I LLC/Cequel Capital Corp. 6.38%, 9/15/2020 (c)	11,244,000	11,411,536
Clear Channel Worldwide Holdings, Inc. Series B, 7.63%, 3/15/2020	12,167,000	11,607,318
Cogeco Communications, Inc. 4.88%, 5/1/2020 (c)	2,413,000	2,467,293
CSC Holdings LLC:
7.63%, 7/15/2018	2,934,000	3,167,253
8.63%, 2/15/2019	4,123,000	4,519,839
Cumulus Media Holdings, Inc. 7.75%, 5/1/2019 (b)	4,410,000	1,810,856

DISH DBS Corp.:
4.25%, 4/1/2018	8,121,000	8,313,874
4.63%, 7/15/2017	5,771,000	5,871,992
5.13%, 5/1/2020	5,452,000	5,530,509
6.75%, 6/1/2021	15,700,000	16,298,170
7.88%, 9/1/2019	9,549,000	10,503,900
Gray Television, Inc. 7.50%, 10/1/2020	4,339,000	4,523,407
iHeartCommunications, Inc.:
9.00%, 12/15/2019	12,605,000	9,445,872
9.00%, 3/1/2021 (b)	8,350,000	5,865,875
10.00%, 1/15/2018 (b)	6,445,000	3,303,062
MHGE Parent LLC/MHGE Parent Finance, Inc. 8.50%, 8/1/2019 (b) (c)	3,570,000	3,587,850
Nexstar Broadcasting, Inc. 6.88%, 11/15/2020 (b)	3,400,000	3,546,625
Nielsen Finance LLC/Nielsen Finance Co. 4.50%, 10/1/2020	5,540,000	5,630,302
Sinclair Television Group, Inc. 5.38%, 4/1/2021	4,345,000	4,475,350
Sirius XM Radio, Inc.:
4.25%, 5/15/2020 (b) (c)	2,640,000	2,679,600
5.38%, 7/15/2026 (c)	2,586,000	2,560,140
5.88%, 10/1/2020 (c)	4,500,000	4,640,625
Starz LLC/Starz Finance Corp. 5.00%, 9/15/2019	4,790,000	4,880,052
TEGNA, Inc.:
5.13%, 10/15/2019	3,500,000	3,607,100
5.13%, 7/15/2020	3,950,000	4,090,719
Univision Communications, Inc. 8.50%, 5/15/2021 (c)	1,840,000	1,920,500
Virgin Media Secured Finance PLC:
5.25%, 1/15/2021	2,250,000	2,328,750
5.50%, 8/15/2026 (c)	3,834,000	3,728,565
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.13%, 9/1/2020 (c)	240,000	250,350
Western Digital Corp. 7.38%, 4/1/2023 (c)	1,000,000	1,065,000
WideOpenWest Finance LLC/WideOpenWest Capital Corp. 10.25%, 7/15/2019	5,206,000	5,371,941

		181,716,548

METAL FABRICATE & HARDWARE — 0.1%
Wise Metals Group LLC/Wise Alloys Finance Corp. 8.75%, 12/15/2018 (c)	4,387,000	4,025,073

MINING — 4.3%
Alcoa, Inc.:
5.40%, 4/15/2021 (b)	8,550,000	9,084,375
5.55%, 2/1/2017	4,709,000	4,785,521
5.72%, 2/23/2019 (b)	4,480,000	4,814,656
6.15%, 8/15/2020	6,230,000	6,743,975
6.75%, 7/15/2018	4,976,000	5,380,300
Aleris International, Inc.:
7.88%, 11/1/2020	2,824,000	2,513,360
9.50%, 4/1/2021 (c)	4,100,000	4,192,250

See accompanying notes to financial statements.

394

SPDR Barclays Short Term High Yield Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Anglo American Capital PLC:
2.63%, 4/3/2017 (b) (c)	$3,800,000	$3,788,125
2.63%, 9/27/2017 (c)	4,700,000	4,694,125
3.63%, 5/14/2020 (b) (c)	8,200,000	7,836,125
4.13%, 4/15/2021 (c)	5,800,000	5,491,875
9.38%, 4/8/2019 (b) (c)	2,100,000	2,404,080
Coeur Mining, Inc. 7.88%, 2/1/2021	2,970,000	2,834,494
Consolidated Minerals, Ltd. 8.00%, 5/15/2020 (c)	1,000,000	481,250
Constellium NV 7.88%, 4/1/2021 (b) (c)	3,550,000	3,661,115
Eldorado Gold Corp. 6.13%, 12/15/2020 (c)	3,856,000	3,846,360
First Quantum Minerals, Ltd.:
6.75%, 2/15/2020 (c)	6,915,000	5,704,875
7.00%, 2/15/2021 (c)	8,725,000	6,980,000
7.25%, 10/15/2019 (c)	2,050,000	1,742,500
Freeport-McMoRan, Inc.:
2.15%, 3/1/2017	1,300,000	1,290,250
2.30%, 11/14/2017	6,100,000	6,008,500
2.38%, 3/15/2018	12,087,000	11,845,260
3.10%, 3/15/2020 (b)	4,965,000	4,667,100
4.00%, 11/14/2021 (b)	1,500,000	1,351,350
Hecla Mining Co. 6.88%, 5/1/2021	3,112,000	2,977,795
HudBay Minerals, Inc. 9.50%, 10/1/2020	6,297,000	5,257,995
IAMGOLD Corp. 6.75%, 10/1/2020 (c)	4,311,000	3,847,567
Lundin Mining Corp. 7.50%, 11/1/2020 (c)	3,330,000	3,377,869
Teck Resources, Ltd.:
3.00%, 3/1/2019 (b)	1,210,000	1,137,400
4.50%, 1/15/2021 (b)	3,280,000	2,870,000
4.75%, 1/15/2022 (b)	1,000,000	845,000
8.00%, 6/1/2021 (b) (c)	2,393,000	2,458,808

		134,914,255

MISCELLANEOUS MANUFACTURER — 0.8%
Bombardier, Inc.:
4.75%, 4/15/2019 (b) (c)	3,806,000	3,672,790
5.50%, 9/15/2018 (b) (c)	4,480,000	4,418,624
7.50%, 3/15/2018 (b) (c)	4,761,000	4,939,538
7.75%, 3/15/2020 (b) (c)	5,585,000	5,473,300
Harsco Corp. 5.75%, 5/15/2018	2,998,000	2,818,120
LSB Industries, Inc. 7.75%, 8/1/2019 (b)	2,575,000	2,571,781

		23,894,153

OIL & GAS — 8.4%
Alta Mesa Holdings L.P./Alta Mesa Finance Services Corp. 9.63%, 10/15/2018	2,250,000	1,890,000
Antero Resources Corp. 6.00%, 12/1/2020	4,530,000	4,567,599
Atlas Energy Holdings Operating Co. LLC/Atlas Resource Finance Corp. 7.75%, 1/15/2021	3,700,000	481,000

Atwood Oceanics, Inc. 6.50%, 2/1/2020 (b)	4,240,000	3,133,360
Baytex Energy Corp. 5.63%, 6/1/2024 (c)	1,500,000	1,207,500
Bill Barrett Corp. 7.63%, 10/1/2019 (b)	2,984,000	2,431,960
Bonanza Creek Energy, Inc. 6.75%, 4/15/2021	4,000,000	1,630,000
California Resources Corp.:
5.00%, 1/15/2020 (b)	2,993,000	1,537,654
8.00%, 12/15/2022 (c)	1,448,000	1,024,460
Calumet Specialty Products Partners L.P./Calumet Finance Corp.:
6.50%, 4/15/2021	5,796,000	4,144,140
11.50%, 1/15/2021 (c)	3,050,000	3,408,375
Canbriam Energy, Inc. 9.75%, 11/15/2019 (c)	1,550,000	1,569,375
Carrizo Oil & Gas, Inc. 7.50%, 9/15/2020 (b)	4,892,000	4,953,150
Cenovus Energy, Inc. 5.70%, 10/15/2019	8,503,000	9,036,988
Chesapeake Energy Corp.:
4.88%, 4/15/2022 (b)	2,350,000	1,486,375
6.13%, 2/15/2021	6,485,000	4,409,800
6.63%, 8/15/2020	1,700,000	1,194,250
7.25%, 12/15/2018 (b)	3,750,000	3,243,750
8.00%, 12/15/2022 (b) (c)	595,000	505,750
Clayton Williams Energy, Inc. 7.75%, 4/1/2019	4,146,000	3,150,960
Comstock Resources, Inc. 10.00%, 3/15/2020 (c)	4,750,000	3,832,656
Concho Resources, Inc. 7.00%, 1/15/2021	4,430,000	4,590,587
Continental Resources, Inc.:
4.50%, 4/15/2023 (b)	680,000	634,100
7.13%, 4/1/2021	1,925,000	1,987,563
CrownRock L.P./CrownRock Finance, Inc. 7.13%, 4/15/2021 (c)	500,000	513,750
Denbury Resources, Inc. 9.00%, 5/15/2021 (b) (c)	3,653,000	3,653,000
Diamond Offshore Drilling, Inc. 5.88%, 5/1/2019 (b)	4,000,000	4,060,000
Drill Rigs Holdings, Inc. 6.50%, 10/1/2017 (b) (c)	4,215,000	2,023,200
Encana Corp. 6.50%, 5/15/2019	1,000,000	1,061,875
Ensco PLC 4.70%, 3/15/2021 (b)	6,580,000	5,494,300
EP Energy LLC/Everest Acquisition Finance, Inc. 9.38%, 5/1/2020	12,672,000	8,965,440
EV Energy Partners L.P./EV Energy Finance Corp. 8.00%, 4/15/2019	3,543,000	2,125,800
Gulfport Energy Corp. 7.75%, 11/1/2020 (b)	4,265,000	4,382,287
Halcon Resources Corp. 8.63%, 2/1/2020 (b) (c)	5,061,000	4,798,334
Harvest Operations Corp. 6.88%, 10/1/2017	3,155,000	3,062,322
Hilcorp Energy I L.P./Hilcorp Finance Co. 7.63%, 4/15/2021 (c)	1,900,000	1,957,000

See accompanying notes to financial statements.

395

SPDR Barclays Short Term High Yield Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

MEG Energy Corp.:
6.38%, 1/30/2023 (c)	$1,300,000	$968,500
6.50%, 3/15/2021 (c)	4,375,000	3,412,500
Memorial Production Partners L.P./Memorial Production Finance Corp. 7.63%, 5/1/2021	4,500,000	2,407,500
Murphy Oil Corp. 3.50%, 12/1/2017	4,165,000	4,157,191
Noble Holding International, Ltd.:
4.63%, 3/1/2021	3,140,000	2,543,400
4.90%, 8/1/2020 (b)	3,100,000	2,576,875
Northern Oil and Gas, Inc. 8.00%, 6/1/2020 (b)	3,650,000	2,810,500
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.13%, 11/15/2020	1,996,000	2,005,980
Oasis Petroleum, Inc. 7.25%, 2/1/2019 (b)	2,722,000	2,613,120
Pacific Drilling SA 5.38%, 6/1/2020 (c)	5,750,000	1,840,000
Pacific Drilling V, Ltd. 7.25%, 12/1/2017 (c)	2,730,000	1,119,300
PBF Holding Co. LLC/PBF Finance Corp. 8.25%, 2/15/2020	4,427,000	4,581,945
Permian Resources LLC 13.00%, 11/30/2020 (b) (c)	3,300,000	3,768,187
Permian Resources LLC/AEPB Finance Corp.:
7.13%, 11/1/2020 (c)	4,500,000	2,410,313
7.38%, 11/1/2021 (c)	800,000	434,000
Precision Drilling Corp. 6.63%, 11/15/2020	5,100,000	4,653,750
Pride International, Inc.:
6.88%, 8/15/2020 (b)	4,450,000	4,205,250
8.50%, 6/15/2019 (b)	3,300,000	3,363,938
Puma International Financing SA:
6.75%, 2/1/2021 (c)	1,000,000	997,155
6.75%, 2/1/2021 (c)	5,500,000	5,484,352
QEP Resources, Inc. 6.88%, 3/1/2021 (b)	4,636,000	4,682,360
Range Resources Corp. 5.75%, 6/1/2021	3,900,000	3,802,500
Resolute Energy Corp. 8.50%, 5/1/2020	1,750,000	1,008,438
Rowan Cos., Inc.:
5.00%, 9/1/2017	3,000,000	3,039,375
7.88%, 8/1/2019 (b)	3,790,000	3,913,175
Sanchez Energy Corp. 7.75%, 6/15/2021	1,806,000	1,530,585
Seadrill, Ltd. 6.13%, 9/15/2017 (b) (c)	7,530,000	3,972,075
Seven Generations Energy, Ltd. 8.25%, 5/15/2020 (c)	4,459,000	4,634,573
Southwestern Energy Co.:
4.05%, 1/23/2020 (b)	1,900,000	1,866,750
4.10%, 3/15/2022	5,050,000	4,494,500
7.50%, 2/1/2018 (b)	5,750,000	6,102,187
Sunoco L.P./Sunoco Finance Corp.:
5.50%, 8/1/2020 (c)	3,354,000	3,312,075
6.25%, 4/15/2021 (c)	6,713,000	6,679,435

Tesoro Corp. 4.25%, 10/1/2017	2,375,000	2,404,688
Transocean, Inc.:
3.75%, 10/15/2017 (b)	3,530,000	3,560,888
6.00%, 3/15/2018 (b)	5,285,000	5,337,850
6.50%, 11/15/2020 (b)	6,580,000	5,835,144
6.80%, 12/15/2016	6,664,000	6,730,640
Tullow Oil PLC 6.00%, 11/1/2020 (c)	4,500,000	3,588,750
Unit Corp. 6.63%, 5/15/2021	5,178,000	3,948,225
Vanguard Natural Resources LLC/VNR Finance Corp. 7.88%, 4/1/2020	4,223,000	1,372,475
W&T Offshore, Inc. 8.50%, 6/15/2019	6,600,000	1,650,000
Western Refining, Inc. 6.25%, 4/1/2021	500,000	455,000
Whiting Petroleum Corp.:
5.00%, 3/15/2019	7,307,000	6,740,707
5.75%, 3/15/2021 (b)	7,280,000	6,570,200
WPX Energy, Inc. 7.50%, 8/1/2020	3,380,000	3,371,550

		265,106,561

OIL & GAS SERVICES — 1.1%
Archrock Partners L.P. /Archrock Partners Finance Corp. 6.00%, 4/1/2021	240,000	215,250
Basic Energy Services, Inc. 7.75%, 2/15/2019	3,392,000	1,272,000
Calfrac Holdings L.P. 7.50%, 12/1/2020 (b) (c)	3,862,000	2,490,990
CGG SA 6.88%, 1/15/2022	1,050,000	451,500
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.50%, 11/15/2020 (b)	4,800,000	4,798,080
Globe Luxembourg SCA 9.63%, 5/1/2018 (c)	2,455,000	2,032,986
KCA Deutag UK Finance PLC 7.25%, 5/15/2021 (c)	3,500,000	2,607,500
Key Energy Services, Inc. 6.75%, 3/1/2021	2,300,000	885,500
McDermott International, Inc. 8.00%, 5/1/2021 (c)	3,300,000	2,805,000
Petroleum Geo-Services ASA 7.38%, 12/15/2018 (b) (c)	3,200,000	2,332,000
PHI, Inc. 5.25%, 3/15/2019	3,540,000	3,265,650
SESI LLC 6.38%, 5/1/2019	3,216,000	3,101,430
Trinidad Drilling, Ltd. 7.88%, 1/15/2019 (c)	2,825,000	2,517,781
Weatherford International, Ltd.:
5.13%, 9/15/2020	500,000	475,000
7.75%, 6/15/2021 (b)	5,167,000	5,049,709
9.63%, 3/1/2019	500,000	544,900

		34,845,276

PACKAGING & CONTAINERS — 3.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
3.88%, 5/15/2021 (c) (e)	3,000,000	3,015,000
4.63%, 5/15/2023 (c)	802,000	789,970

See accompanying notes to financial statements.

396

SPDR Barclays Short Term High Yield Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

6.25%, 1/31/2019 (c)	$3,224,000	$3,262,285
6.75%, 1/31/2021 (c)	900,000	909,000
Ball Corp.:
4.38%, 12/15/2020	6,040,000	6,334,752
5.00%, 3/15/2022 (b)	1,000,000	1,059,000
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Is 5.63%, 12/15/2016 (c)	4,278,000	4,272,867
Coveris Holdings SA 7.88%, 11/1/2019 (c)	3,672,000	3,575,610
Graphic Packaging International, Inc. 4.75%, 4/15/2021	374,000	391,054
Novelis, Inc.:
8.38%, 12/15/2017	7,572,000	7,742,370
8.75%, 12/15/2020 (b)	10,259,000	10,669,360
PaperWorks Industries, Inc. 9.50%, 8/15/2019 (c)	2,308,000	2,127,688
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu:
4.13%, 7/15/2021 (b) (c) (e)	5,000,000	5,012,500
5.13%, 7/15/2023 (c)	4,900,000	4,961,250
5.75%, 10/15/2020	18,050,000	18,636,625
6.88%, 2/15/2021	6,300,000	6,528,375
8.25%, 2/15/2021 (b)	6,700,000	6,992,120
9.88%, 8/15/2019	5,764,000	5,930,003
Sealed Air Corp. 6.50%, 12/1/2020 (c)	800,000	908,000
Silgan Holdings, Inc. 5.00%, 4/1/2020	3,274,000	3,357,896

		96,475,725

PHARMACEUTICALS — 1.8%
Capsugel SA PIK, 7.00%, 5/15/2019 (c)	5,170,000	5,173,231
JLL/Delta Dutch Pledgeco B.V. PIK, 8.75%, 5/1/2020 (c)	3,706,000	3,687,470
NBTY, Inc. 7.63%, 5/15/2021 (c)	9,479,000	9,449,615
Valeant Pharmaceuticals International 7.00%, 10/1/2020 (b) (c)	3,580,000	3,195,150
Valeant Pharmaceuticals International, Inc.:
5.38%, 3/15/2020 (c)	14,460,000	12,318,474
6.38%, 10/15/2020 (c)	15,550,000	13,373,000
6.75%, 8/15/2018 (b) (c)	10,668,000	10,321,290

		57,518,230

PIPELINES — 3.5%
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp. 6.00%, 12/15/2020	3,119,000	2,970,848
DCP Midstream LLC:
5.35%, 3/15/2020 (c)	4,057,000	3,945,432
9.75%, 3/15/2019 (c)	3,490,000	3,775,744
DCP Midstream Operating L.P. 2.50%, 12/1/2017	3,112,000	3,073,100
Energy Transfer Equity L.P.:
5.88%, 1/15/2024 (b)	1,350,000	1,326,375
7.50%, 10/15/2020	7,200,000	7,704,000

Genesis Energy L.P./Genesis Energy Finance Corp.:
5.75%, 2/15/2021	290,000	274,594
6.75%, 8/1/2022	1,260,000	1,228,500
Martin Midstream Partners L.P./Martin Midstream Finance Corp. 7.25%, 2/15/2021	2,273,000	2,084,057
NGPL PipeCo LLC:
7.12%, 12/15/2017 (c)	8,129,000	8,454,160
9.63%, 6/1/2019 (c)	3,546,000	3,714,435
Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance Corp. 6.50%, 4/1/2019	4,095,000	3,849,300
NuStar Logistics L.P.:
4.80%, 9/1/2020	3,030,000	2,870,925
8.15%, 4/15/2018	2,601,000	2,763,563
Rockies Express Pipeline LLC:
5.63%, 4/15/2020 (c)	6,560,000	6,543,600
6.00%, 1/15/2019 (c)	2,523,000	2,573,460
6.85%, 7/15/2018 (b) (c)	3,935,000	4,102,237
Sabine Pass Liquefaction LLC:
5.63%, 2/1/2021	12,190,000	12,250,950
5.63%, 3/1/2025 (b)	100,000	99,500
Sabine Pass LNG L.P.:
6.50%, 11/1/2020	1,420,000	1,476,800
7.50%, 11/30/2016	12,436,000	12,669,175
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.:
4.13%, 11/15/2019	5,580,000	5,538,150
5.00%, 1/15/2018	6,219,000	6,374,475
6.88%, 2/1/2021	3,000,000	3,060,000
Tesoro Logistics L.P./Tesoro Logistics Finance Corp.:
5.50%, 10/15/2019 (b)	4,668,000	4,840,132
5.88%, 10/1/2020	900,000	924,750
6.13%, 10/15/2021	1,400,000	1,459,500

		109,947,762

REAL ESTATE — 0.4%
Crescent Resources LLC/Crescent Ventures, Inc. 10.25%, 8/15/2017 (c)	3,419,000	3,419,000
Realogy Group LLC/Realogy Co-Issuer Corp.:
4.50%, 4/15/2019 (b) (c)	1,029,000	1,054,725
4.88%, 6/1/2023 (b) (c)	5,000,000	4,937,500
Rialto Holdings LLC/Rialto Corp. 7.00%, 12/1/2018 (c)	2,862,000	2,876,310

		12,287,535

REAL ESTATE INVESTMENT TRUSTS — 1.5%
Equinix, Inc. 4.88%, 4/1/2020	3,272,000	3,394,700
Iron Mountain, Inc.:
4.38%, 6/1/2021 (b) (c)	4,843,000	4,876,417
6.00%, 10/1/2020 (c)	5,996,000	6,303,295
iStar, Inc.:
4.00%, 11/1/2017	3,894,000	3,840,457
5.00%, 7/1/2019	5,035,000	4,695,137
MPT Operating Partnership L.P./MPT Finance Corp. 6.88%, 5/1/2021	2,500,000	2,587,500

See accompanying notes to financial statements.

397

SPDR Barclays Short Term High Yield Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Omega Healthcare Investors, Inc. 4.38%, 8/1/2023	$1,250,000	$1,246,738
RHP Hotel Properties L.P./RHP Finance Corp. 5.00%, 4/15/2021	374,000	380,545
Sabra Health Care L.P./Sabra Capital Corp. 5.50%, 2/1/2021	1,315,000	1,354,450
Vereit Operating Partnership L.P.:
2.00%, 2/6/2017 (b)	8,712,000	8,781,696
3.00%, 2/6/2019	5,514,000	5,521,168
VEREIT Operating Partnership L.P. 4.13%, 6/1/2021	2,950,000	3,069,770

		46,051,873

RETAIL — 3.5%
Best Buy Co., Inc. 5.00%, 8/1/2018	967,000	1,014,527
Claire’s Stores, Inc.:
8.88%, 3/15/2019	4,274,000	972,335
9.00%, 3/15/2019 (b) (c)	7,155,000	4,266,169
Dollar Tree, Inc. 5.25%, 3/1/2020 (c)	4,735,000	4,877,050
DriveTime Automotive Group, Inc./DT Acceptance Corp. 8.00%, 6/1/2021 (c)	2,710,000	2,489,948
Dufry Finance SCA 5.50%, 10/15/2020 (c)	3,520,000	3,632,200
Ferrellgas L.P./Ferrellgas Finance Corp. 6.50%, 5/1/2021	1,800,000	1,651,500
GameStop Corp.:
5.50%, 10/1/2019 (b) (c)	1,158,000	1,162,343
6.75%, 3/15/2021 (c)	5,650,000	5,575,844
Gap, Inc. 5.95%, 4/12/2021 (b)	8,300,000	8,660,418
Guitar Center, Inc. 6.50%, 4/15/2019 (c)	4,292,000	3,709,897
JC Penney Corp., Inc.:
5.65%, 6/1/2020 (b)	3,035,000	2,852,900
5.88%, 7/1/2023 (b) (c)	1,000,000	1,005,000
8.13%, 10/1/2019 (b)	2,733,000	2,822,642
Jo-Ann Stores LLC 8.13%, 3/15/2019 (c)	3,014,000	2,868,951
KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC 5.00%, 6/1/2024 (c)	1,500,000	1,537,500
L Brands, Inc.:
6.63%, 4/1/2021	5,781,000	6,521,691
6.90%, 7/15/2017	4,990,000	5,291,895
7.00%, 5/1/2020	3,059,000	3,462,406
8.50%, 6/15/2019	3,200,000	3,712,000
Landry’s, Inc. 9.38%, 5/1/2020 (c)	4,412,000	4,643,630
Michaels Stores, Inc. 5.88%, 12/15/2020 (b) (c)	4,771,000	4,946,931
Outerwall, Inc. 6.00%, 3/15/2019 (b)	3,235,000	2,990,353
Rite Aid Corp.:
6.75%, 6/15/2021	3,260,000	3,427,238
9.25%, 3/15/2020	7,619,000	8,004,712
Serta Simmons Bedding LLC 8.13%, 10/1/2020 (c)	4,711,000	4,852,330
Toys R Us Property Co. II LLC 8.50%, 12/1/2017	5,474,000	5,455,388

Toys R Us, Inc.:
7.38%, 10/15/2018	2,770,000	2,333,725
10.38%, 8/15/2017 (b)	2,000,000	1,955,000
Yum! Brands, Inc. 3.88%, 11/1/2020	2,250,000	2,255,625

		108,952,148

SEMICONDUCTORS — 0.8%
Advanced Micro Devices, Inc.:
6.75%, 3/1/2019	3,410,000	3,273,600
7.75%, 8/1/2020 (b)	3,465,000	3,274,425
Amkor Technology, Inc. 6.63%, 6/1/2021	500,000	485,000
NXP B.V./NXP Funding LLC:
3.50%, 9/15/2016 (b) (c)	1,466,000	1,461,602
3.75%, 6/1/2018 (c)	5,078,000	5,211,298
4.13%, 6/15/2020 (c)	3,889,000	3,959,488
4.13%, 6/1/2021 (b) (c)	5,734,000	5,848,680
5.75%, 2/15/2021 (c)	400,000	419,250
STATS ChipPAC Pte, Ltd. 8.50%, 11/24/2020 (c)	200,000	207,000

		24,140,343

SOFTWARE — 1.2%
Blackboard, Inc. 7.75%, 11/15/2019 (c)	2,750,000	2,212,031
Boxer Parent Co., Inc. PIK, 9.00%, 10/15/2019 (b) (c)	5,186,000	4,391,894
Emdeon, Inc. 11.00%, 12/31/2019	3,280,000	3,464,500
First Data Corp. 6.75%, 11/1/2020 (c)	8,825,000	9,195,650
IMS Health, Inc. 6.00%, 11/1/2020 (b) (c)	2,940,000	3,000,637
Infor Software Parent LLC/Infor Software Parent, Inc. PIK, 7.13%, 5/1/2021 (c)	6,050,000	5,365,594
Infor US, Inc. 5.75%, 8/15/2020 (b) (c)	2,338,000	2,462,206
Nuance Communications, Inc. 5.38%, 8/15/2020 (b) (c)	8,023,000	8,143,345

		38,235,857

STORAGE & WAREHOUSING — 0.3%
Algeco Scotsman Global Finance PLC:
8.50%, 10/15/2018 (b) (c)	7,115,000	5,718,681
10.75%, 10/15/2019 (b) (c)	5,400,000	2,568,375

		8,287,056

TELECOMMUNICATIONS — 10.7%
Avanti Communications Group PLC 10.00%, 10/1/2019 (b) (c)	3,650,000	2,744,344
Avaya, Inc.:
7.00%, 4/1/2019 (b) (c)	7,178,000	5,114,325
10.50%, 3/1/2021 (c)	9,518,000	2,141,550
CenturyLink, Inc.:
Series N, 6.00%, 4/1/2017	1,822,000	1,867,550
Series R, 5.15%, 6/15/2017	2,418,000	2,454,270
Series S, 6.45%, 6/15/2021	500,000	508,150
Series V, 5.63%, 4/1/2020	5,360,000	5,541,168
Series Y, 7.50%, 4/1/2024 (b)	4,750,000	4,782,775

See accompanying notes to financial statements.

398

SPDR Barclays Short Term High Yield Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Cincinnati Bell, Inc. 8.38%, 10/15/2020	$3,049,000	$3,179,802
CommScope Holding Co., Inc. PIK, 6.63%, 6/1/2020 (c)	1,499,000	1,551,465
CommScope, Inc.:
4.38%, 6/15/2020 (c)	3,320,000	3,419,600
5.00%, 6/15/2021 (c)	372,000	379,291
DigitalGlobe, Inc. 5.25%, 2/1/2021 (c)	2,518,000	2,321,281
Frontier Communications Corp.:
7.13%, 3/15/2019	2,962,000	3,147,125
8.13%, 10/1/2018	3,848,000	4,206,634
8.25%, 4/15/2017	4,165,000	4,362,838
8.50%, 4/15/2020	5,618,000	5,955,080
8.88%, 9/15/2020	8,858,000	9,439,085
Hughes Satellite Systems Corp.:
6.50%, 6/15/2019	6,518,000	7,023,145
7.63%, 6/15/2021	6,500,000	6,994,650
Intelsat Jackson Holdings SA:
7.25%, 4/1/2019	10,327,000	7,538,710
7.25%, 10/15/2020 (b)	15,322,000	10,878,620
7.50%, 4/1/2021 (b)	7,000,000	4,830,000
Intelsat Luxembourg SA:
6.75%, 6/1/2018 (b)	3,436,000	2,201,188
7.75%, 6/1/2021	14,150,000	3,396,000
Level 3 Financing, Inc. 6.13%, 1/15/2021	4,265,000	4,433,468
Millicom International Cellular SA:
4.75%, 5/22/2020 (b) (c)	2,550,000	2,562,750
6.63%, 10/15/2021 (c)	1,100,000	1,124,750
Nokia Oyj 5.38%, 5/15/2019	7,340,000	7,876,737
SBA Telecommunications, Inc. 5.75%, 7/15/2020	5,630,000	5,805,937
SoftBank Group Corp. 4.50%, 4/15/2020 (c)	17,837,000	18,382,812
Sprint Capital Corp. 6.90%, 5/1/2019 (b)	7,898,000	7,542,590
Sprint Communications, Inc.:
6.00%, 12/1/2016	9,579,000	9,615,400
7.00%, 3/1/2020 (b) (c)	4,950,000	5,185,125
7.00%, 8/15/2020 (b)	10,540,000	9,380,600
8.38%, 8/15/2017	7,090,000	7,260,869
9.00%, 11/15/2018 (c)	16,155,000	17,164,687
9.13%, 3/1/2017	5,070,000	5,224,635
Syniverse Holdings, Inc. 9.13%, 1/15/2019	3,187,000	1,563,622
T-Mobile USA, Inc.:
5.25%, 9/1/2018	3,024,000	3,099,600
6.25%, 4/1/2021	13,707,000	14,337,522
6.46%, 4/28/2019	7,360,000	7,507,200
6.54%, 4/28/2020	7,829,000	8,073,656
6.63%, 11/15/2020	7,244,000	7,479,430
6.63%, 4/28/2021	6,030,000	6,308,887
6.73%, 4/28/2022	4,900,000	5,152,840
Telecom Italia Capital SA:
7.00%, 6/4/2018	4,891,000	5,312,849
7.18%, 6/18/2019	4,475,000	5,070,734
Telesat Canada/Telesat LLC 6.00%, 5/15/2017 (c)	5,733,000	5,711,788

Trilogy International Partners LLC/Trilogy International Finance, Inc. 13.38%, 5/15/2019 (c)	3,100,000	3,121,313
ViaSat, Inc. 6.88%, 6/15/2020	3,770,000	3,892,525
Virgin Media Secured Finance PLC 5.38%, 4/15/2021 (c)	6,458,400	6,627,933
West Corp. 4.75%, 7/15/2021 (c)	4,500,000	4,477,500
Wind Acquisition Finance SA:
4.75%, 7/15/2020 (c)	12,640,000	12,331,584
6.50%, 4/30/2020 (c)	3,300,000	3,382,500
7.38%, 4/23/2021 (c)	19,643,000	18,672,636
Windstream Services LLC:
7.75%, 10/15/2020 (b)	6,003,000	5,882,940
7.88%, 11/1/2017	1,140,000	1,204,125

		336,750,190

TEXTILES — 0.2%
INVISTA Finance LLC 4.25%, 10/15/2019 (c)	4,945,000	4,833,737

TRANSPORTATION — 0.8%
Erickson, Inc. 8.25%, 5/1/2020	2,400,000	1,227,000
Florida East Coast Holdings Corp. 6.75%, 5/1/2019 (c)	6,540,000	6,548,175
Global Ship Lease, Inc. 10.00%, 4/1/2019 (c)	3,177,000	2,841,429
Hornbeck Offshore Services, Inc.:
5.00%, 3/1/2021	3,105,000	1,882,406
5.88%, 4/1/2020	2,279,000	1,428,648
Jack Cooper Holdings Corp. 9.25%, 6/1/2020	3,118,000	1,995,520
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc. 8.13%, 2/15/2019	3,415,000	1,376,672
Teekay Corp. 8.50%, 1/15/2020 (b)	2,824,000	2,363,335
XPO Logistics, Inc. 7.88%, 9/1/2019 (c)	6,561,000	6,708,623

		26,371,808

TOTAL CORPORATE BONDS & NOTES (Cost $3,130,419,156)		3,021,129,083

SENIOR FLOATING RATE LOANS — 0.2%
MEDIA — 0.2%
iHeartCommunications, Inc. Term Loan D (Cost $5,642,500)	8,000,000	5,871,120

U.S. TREASURY OBLIGATIONS — 0.1%
Treasury Notes 1.38%, 1/31/2021 (Cost $4,041,571)	4,000,000	4,070,719

	Shares

COMMON STOCK — 0.0% (a)
OIL, GAS & CONSUMABLE FUELS — 0.0% (a)
PetroQuest Energy, Inc. (f) (Cost $39,966)	19,795	65,917

See accompanying notes to financial statements.

399

SPDR Barclays Short Term High Yield Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

SHORT-TERM INVESTMENTS — 9.4%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (g) (h)	81,908,152	$81,908,152
State Street Navigator Securities Lending Prime Portfolio (g) (i)	213,910,305	213,910,305

TOTAL SHORT-TERM INVESTMENTS (Cost $295,818,457)		295,818,457

TOTAL INVESTMENTS — 106.0% (Cost $3,435,961,650)		3,326,955,296
LIABILITIES IN EXCESS OF OTHER ASSETS — (6.0)%		(188,428,251)

NET ASSETS — 100.0%		$3,138,527,045

(a)	Amount shown represents less than 0.05% of net assets.
(b)	All or a portion of the shares of the security are on loan at June 30, 2016.
(c)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 33.2% of net assets as of June 30, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	Security is currently in default and/or issuer is in bankruptcy
(e)	Variable Rate Security — Interest rate shown is rate in effect at June 30, 2016.
(f)	Non-income producing security.
(g)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(h)	The rate shown is the annualized seven-day yield at June 30, 2016.
(i)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes
Advertising	$—	$1,488,930	$—	$1,488,930
Aerospace & Defense	—	15,105,279	—	15,105,279
Agriculture	—	3,994,427	—	3,994,427
Airlines	—	23,060,288	—	23,060,288
Apparel	—	5,268,922	—	5,268,922
Auto Manufacturers	—	28,518,509	—	28,518,509
Auto Parts & Equipment	—	31,926,800	—	31,926,800
Banks	—	79,015,473	—	79,015,473
Beverages	—	22,885,806	—	22,885,806
Chemicals	—	75,737,817	—	75,737,817
Coal	—	300,443	—	300,443
Commercial Services	—	92,931,510	—	92,931,510
Construction Materials	—	39,530,237	—	39,530,237
Distribution & Wholesale	—	12,452,372	—	12,452,372
Diversified Financial Services	—	292,921,293	—	292,921,293
Electric	—	68,981,722	—	68,981,722
Electrical Components & Equipment	—	4,904,707	—	4,904,707
Electronics	—	5,478,163	—	5,478,163
Engineering & Construction	—	7,528,191	—	7,528,191
Entertainment	—	47,092,025	—	47,092,025
Environmental Control	—	23,569,853	—	23,569,853
Food	—	40,956,160	—	40,956,160
Food Service	—	4,224,742	—	4,224,742
Forest Products & Paper	—	2,040,851	—	2,040,851
Gas	—	2,511,600	—	2,511,600
Hand & Machine Tools	—	6,554,106	—	6,554,106
Health Care Products	—	49,413,506	—	49,413,506
Health Care Services	—	190,352,430	—	190,352,430
Holding Companies-Divers	—	14,999,257	—	14,999,257
Home Builders.	—	62,958,173	—	62,958,173
Household Products	—	17,389,987	—	17,389,987
Household Products & Wares	—	11,362,483	—	11,362,483

See accompanying notes to financial statements.

400

SPDR Barclays Short Term High Yield Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Insurance.	$—	$18,517,607	$—	$18,517,607
Internet	—	6,173,525	—	6,173,525
Investment Company Security	—	3,661,595	—	3,661,595
Iron/Steel	—	66,812,515	—	66,812,515
IT Services	—	25,560,305	—	25,560,305
Leisure Time	—	10,814,475	—	10,814,475
Lodging	—	39,020,465	—	39,020,465
Machinery, Construction & Mining	—	9,035,212	—	9,035,212
Machinery-Diversified	—	41,723,192	—	41,723,192
Media	—	181,716,548	—	181,716,548
Metal Fabricate & Hardware	—	4,025,073	—	4,025,073
Mining	—	134,914,255	—	134,914,255
Miscellaneous Manufacturer	—	23,894,153	—	23,894,153
Oil & Gas	—	265,106,561	—	265,106,561
Oil & Gas Services.	—	34,845,276	—	34,845,276
Packaging & Containers	—	96,475,725	—	96,475,725
Pharmaceuticals	—	57,518,230	—	57,518,230
Pipelines	—	109,947,762	—	109,947,762
Real Estate	—	12,287,535	—	12,287,535
Real Estate Investment Trusts	—	46,051,873	—	46,051,873
Retail	—	108,952,148	—	108,952,148
Semiconductors	—	24,140,343	—	24,140,343
Software	—	38,235,857	—	38,235,857
Storage & Warehousing	—	8,287,056	—	8,287,056
Telecommunications.	—	336,750,190	—	336,750,190
Textiles	—	4,833,737	—	4,833,737
Transportation	—	26,371,808	—	26,371,808
Senior Floating Rate Loans
Media	—	5,871,120	—	5,871,120
U.S. Treasury Obligations	—	4,070,719	—	4,070,719
Common Stock
Oil, Gas & Consumable Fuels	65,917	—	—	65,917
Short-Term Investments	295,818,457	—	—	295,818,457

TOTAL INVESTMENTS	$295,884,374	$3,031,070,922	$—	$3,326,955,296

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	71,175,770	$71,175,770	978,697,602	967,965,220	81,908,152	$81,908,152	$111,119	$—
State Street Navigator Securities Lending Prime Portfolio	236,207,300	236,207,300	636,774,812	659,071,807	213,910,305	213,910,305	1,747,787	—

See accompanying notes to financial statements.

401

SPDR Barclays Investment Grade Floating Rate ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Principal Amount	Value

CORPORATE BONDS & NOTES — 82.4%
AEROSPACE & DEFENSE — 0.1%
Rockwell Collins, Inc. 1.00%, 12/15/2016 (a)	$350,000	$350,042

AGRICULTURE — 0.1%
BAT International Finance PLC 1.16%, 6/15/2018 (a) (b)	800,000	795,592

AUTO MANUFACTURERS — 5.7%
American Honda Finance Corp.:
1.13%, 10/7/2016 (a)	1,091,000	1,092,287
1.48%, 2/22/2019 (a)	170,000	171,763
Series MTN, 0.80%, 7/14/2017 (a)	800,000	799,776
Series MTN, 0.81%, 9/2/2016 (a)	900,000	900,315
Series MTN, 0.97%, 12/11/2017 (a)	1,390,000	1,388,916
Series MTN, 1.09%, 7/13/2018 (a)	453,000	453,652
Series MTN, 1.10%, 9/20/2017 (a)	915,000	916,537
Daimler Finance North America LLC:
0.98%, 8/1/2017 (a) (b)	850,000	847,960
1.01%, 3/10/2017 (a) (b)	800,000	799,936
1.11%, 3/2/2018 (a) (b)	400,000	398,044
1.32%, 8/1/2016 (a) (b)	1,080,000	1,080,464
1.35%, 8/3/2017 (a) (b)	550,000	550,362
Ford Motor Credit Co. LLC:
1.18%, 9/8/2017 (a) (c)	800,000	793,552
1.27%, 3/27/2017 (a)	1,350,000	1,350,013
1.55%, 6/15/2018 (a)	550,000	549,192
1.57%, 11/4/2019 (a)	600,000	589,368
1.57%, 1/9/2018 (a)	550,000	549,577
Series 00, 1.41%, 1/17/2017 (a)	800,000	800,208
Series 1, 1.49%, 3/12/2019 (a)	1,100,000	1,091,827
Series MTN, 2.21%, 1/8/2019 (a)	600,000	608,304
General Motors Financial Co., Inc.:
1.99%, 4/10/2018 (a)	100,000	99,875
2.08%, 5/9/2019 (a)	1,000,000	1,002,482
Hyundai Capital Services, Inc. 1.45%, 3/18/2017 (a) (b)	920,000	919,587
Nissan Motor Acceptance Corp.:
1.23%, 3/3/2017 (a) (b)	900,000	900,756
1.34%, 9/26/2016 (a) (b)	1,100,000	1,100,781
1.45%, 4/6/2018 (a) (b)	800,000	800,400
1.67%, 3/8/2019 (a) (b)	400,000	400,880
Toyota Motor Credit Corp.:
0.73%, 10/14/2016 (a)	300,000	299,970
0.82%, 2/16/2017 (a)	1,000,000	1,000,310
1.03%, 4/6/2018 (a)	800,000	800,560
1.45%, 2/19/2019 (a)	330,000	332,921
Series 2547, 0.95%, 1/12/2018 (a)	1,000,000	998,750
Series GMTN, 1.09%, 7/13/2018 (a) (c)	1,000,000	1,002,250
Series MTN, 0.74%, 9/23/2016 (a)	350,000	350,021
Series MTN, 0.83%, 5/16/2017 (a)	672,000	672,040
Series MTN, 1.03%, 3/12/2020 (a) (c)	1,203,000	1,192,871
Volkswagen Group of America Finance LLC:
0.93%, 11/22/2016 (a) (b)	900,000	898,182
1.02%, 5/23/2017 (a) (b)	900,000	894,222

1.08%, 11/20/2017 (a) (b)	1,290,000	1,277,822
1.12%, 5/22/2018 (a) (b)	400,000	394,180
Volkswagen International Finance NV 1.07%, 11/18/2016 (a) (b)	1,020,000	1,018,042

		32,088,955

BANKS — 53.6%
ABN AMRO Bank NV 1.43%, 10/28/2016 (a) (b)	2,400,000	2,403,792
American Express Bank FSB 0.75%, 6/12/2017 (a)	2,500,000	2,493,625
Australia & New Zealand Banking Group, Ltd.:
0.81%, 7/15/2016 (a) (b)	500,000	500,020
1.01%, 1/10/2017 (a) (b)	1,250,000	1,250,488
1.07%, 1/16/2018 (a) (b)	600,000	598,422
1.19%, 5/15/2018 (a)	1,140,000	1,140,775
1.38%, 11/16/2018 (a) (b)	800,000	800,800
1.66%, 6/1/2021 (a) (b)	1,400,000	1,400,728
Banco Santander Chile:
1.53%, 4/11/2017 (a) (b)	520,000	519,350
1.53%, 4/11/2017 (a) (c)	200,000	200,642
Bank Nederlandse Gemeenten NV:
0.70%, 7/14/2017 (a) (b)	3,100,000	3,096,993
0.80%, 7/18/2016 (a) (b)	1,592,000	1,592,080
Bank of America Corp.:
0.89%, 10/14/2016 (a)	730,000	729,620
1.19%, 5/2/2017 (a)	200,000	199,376
1.67%, 1/15/2019 (a)	1,700,000	1,704,811
2.05%, 4/19/2021 (a) (c)	1,500,000	1,514,985
Series MTN, 1.27%, 8/25/2017 (a)	800,000	799,024
Series MTN, 1.52%, 4/1/2019 (a)	1,250,000	1,246,150
Series MTN, 1.72%, 3/22/2018 (a)	1,667,000	1,675,102
Bank of America NA:
0.95%, 6/15/2017 (a)	1,250,000	1,245,925
1.05%, 5/8/2017 (a)	1,600,000	1,601,200
1.10%, 11/14/2016 (a)	1,450,000	1,451,421
1.10%, 2/14/2017 (a)	800,000	800,616
1.13%, 6/5/2017 (a)	1,500,000	1,501,440
1.44%, 12/7/2018 (a)	500,000	499,590
Bank of Montreal:
0.88%, 7/14/2017 (a)	400,000	399,048
Series MTN, 1.15%, 7/15/2016 (a)	1,630,000	1,630,261
Series MTN, 1.23%, 4/9/2018 (a)	450,000	449,681
Series MTN, 1.25%, 7/31/2018 (a)	750,000	748,883
Bank of New York Mellon Corp.:
1.03%, 5/22/2018 (a)	700,000	700,028
Series 1, 1.12%, 3/6/2018 (a)	281,000	280,874
Series MTN, 1.14%, 9/11/2019 (a)	500,000	498,585
Series MTN, 1.20%, 8/1/2018 (a) (c)	641,000	643,013
Series MTN, 1.50%, 8/17/2020 (a)	700,000	688,177
Bank of Nova Scotia:
0.94%, 4/11/2017 (a)	1,112,000	1,111,444
1.08%, 12/13/2016 (a)	1,200,000	1,201,032
1.13%, 6/11/2018 (a)	800,000	798,184
1.15%, 7/15/2016 (a)	1,714,000	1,714,411
1.46%, 1/15/2019 (a) (c)	800,000	801,944
Bank of Tokyo-Mitsubishi UFJ, Ltd.:
0.97%, 9/8/2017 (a) (b)	500,000	497,865
1.07%, 3/10/2017 (a) (b)	1,200,000	1,199,352

See accompanying notes to financial statements.

402

SPDR Barclays Investment Grade Floating Rate ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

1.23%, 3/5/2018 (a) (b)	$600,000	$597,090
1.27%, 9/9/2016 (a) (b)	1,350,000	1,350,999
1.68%, 9/14/2018 (a) (b)	600,000	601,368
Banque Federative du Credit Mutuel SA:
1.48%, 10/28/2016 (a) (b)	1,350,000	1,352,038
1.48%, 1/20/2017 (a) (b) (c)	600,000	601,194
Barclays Bank PLC: 1.21%, 2/17/2017 (a)	1,300,000	1,298,024
Series MTN, 1.20%, 12/9/2016 (a)	300,000	300,108
BB&T Corp.:
Series MTN, 1.30%, 2/1/2019 (a)	700,000	702,086
Series MTN, 1.51%, 6/15/2018 (a)	650,000	653,504
BNP Paribas SA:
1.25%, 12/12/2016 (a)	1,025,000	1,026,732
Series MTN, 1.09%, 5/7/2017 (a)	600,000	599,934
Series MTN, 1.14%, 3/17/2017 (a)	357,000	356,968
BPCE SA:
1.20%, 11/18/2016 (a)	500,000	500,145
Series MTN, 1.29%, 6/17/2017 (a)	1,195,000	1,195,359
Series MTN, 1.48%, 2/10/2017 (a)	1,000,000	1,003,470
Branch Banking & Trust Co.:
0.98%, 9/13/2016 (a)	590,000	590,195
1.10%, 12/1/2016 (a)	450,000	450,387
Canadian Imperial Bank of Commerce 1.15%, 7/18/2016 (a)	1,415,000	1,415,481
Capital One NA/Mclean:
1.31%, 2/5/2018 (a)	400,000	399,388
1.78%, 8/17/2018 (a)	400,000	402,192
Citigroup, Inc.:
1.20%, 3/10/2017 (a)	3,032,000	3,032,788
1.31%, 11/15/2016 (a)	1,000,000	1,000,550
1.32%, 4/27/2018 (a)	2,000,000	1,996,680
1.36%, 11/24/2017 (a)	800,000	800,576
1.52%, 7/30/2018 (a)	1,000,000	1,000,930
1.54%, 12/7/2018 (a)	600,000	599,550
1.59%, 6/7/2019 (a) (c)	2,000,000	2,002,700
1.60%, 7/25/2016 (a)	2,370,000	2,371,066
1.95%, 10/26/2020 (a)	1,000,000	1,004,220
2.01%, 3/30/2021 (a)	2,000,000	2,015,180
2.33%, 5/15/2018 (a)	1,600,000	1,626,112
Series MTN, 1.16%, 5/1/2017 (a)	2,630,000	2,629,158
Commonwealth Bank of Australia:
0.93%, 9/8/2017 (a) (b)	901,000	898,423
1.02%, 3/13/2017 (a) (b)	1,600,000	1,599,888
1.06%, 3/12/2018 (a) (b)	1,100,000	1,095,600
1.15%, 9/20/2016 (a) (b)	3,335,000	3,337,868
1.43%, 11/2/2018 (a) (b)	500,000	500,810
1.71%, 3/15/2019 (a) (b)	1,100,000	1,110,835
Cooperatieve Rabobank UA:
0.93%, 11/23/2016 (a)	500,000	500,250
0.96%, 4/28/2017 (a)	2,030,000	2,030,467
Credit Agricole SA:
1.20%, 6/12/2017 (a) (b)	2,000,000	1,999,900
1.43%, 4/15/2019 (a) (b)	600,000	596,526
1.50%, 10/3/2016 (a) (b)	1,000,000	1,001,440
1.63%, 6/10/2020 (a) (b)	800,000	796,528
Credit Suisse AG:
1.33%, 1/29/2018 (a)	1,250,000	1,246,438
Series GMTN, 1.16%, 5/26/2017 (a)	2,110,000	2,108,375

Credit Suisse Group Funding Guernsey, Ltd. 2.92%, 4/16/2021 (a) (b) (c)	1,550,000	1,562,059
DBS Group Holdings, Ltd. 1.13%, 7/16/2019 (a) (b)	600,000	598,566
Deutsche Bank AG:
1.14%, 5/30/2017 (a)	1,500,000	1,488,315
1.24%, 2/13/2017 (a)	1,930,000	1,927,568
1.31%, 2/13/2018 (a)	900,000	891,027
1.95%, 8/20/2020 (a)	353,000	344,464
2.54%, 5/10/2019 (a) (c)	800,000	801,608
Fifth Third Bank 1.14%, 11/18/2016 (a)	975,000	975,722
Goldman Sachs Group, Inc.:
1.32%, 5/22/2017 (a)	4,500,000	4,501,350
1.66%, 10/23/2019 (a) (c)	3,000,000	2,981,700
1.68%, 4/25/2019 (a) (c)	1,000,000	997,640
1.80%, 4/23/2020 (a)	1,900,000	1,891,944
1.85%, 9/15/2020 (a)	1,600,000	1,594,656
2.00%, 4/23/2021 (a) (c)	1,700,000	1,699,303
2.43%, 2/25/2021 (a)	800,000	815,968
Series 1, 1.84%, 4/30/2018 (a)	2,550,000	2,561,475
Series MTN, 1.31%, 6/4/2017 (a)	1,653,000	1,654,355
Series MTN, 1.45%, 12/15/2017 (a)	1,420,000	1,419,049
Series MTN, 1.73%, 11/15/2018 (a)	3,751,000	3,749,725
HSBC Bank PLC 1.27%, 5/15/2018 (a) (b)	1,075,000	1,068,561
HSBC Holdings PLC:
2.32%, 5/25/2021 (a)	1,600,000	1,597,152
2.90%, 3/8/2021 (a) (c)	1,900,000	1,943,681
HSBC USA, Inc.:
0.97%, 11/13/2017 (a)	300,000	297,519
1.13%, 3/3/2017 (a)	700,000	699,405
1.24%, 11/13/2019 (a)	300,000	292,116
Industrial & Commercial Bank of China, Ltd. Series MTN, 1.82%, 11/13/2017 (a)	500,000	501,145
ING Bank NV:
1.21%, 3/16/2018 (a) (b)	400,000	398,192
1.34%, 10/1/2019 (a) (b)	1,500,000	1,479,675
1.41%, 8/17/2018 (a) (b)	400,000	399,052
JPMorgan Chase & Co.:
1.15%, 2/15/2017 (a)	3,650,000	3,652,482
1.49%, 3/22/2019 (a)	1,700,000	1,704,547
1.54%, 1/25/2018 (a)	6,000,000	6,029,220
1.59%, 1/23/2020 (a) (c)	1,350,000	1,354,036
1.78%, 6/7/2021 (a) (c)	800,000	798,032
1.84%, 10/29/2020 (a)	2,750,000	2,767,490
2.15%, 3/1/2021 (a)	2,000,000	2,044,040
Series 1, 1.26%, 1/28/2019 (a)	2,200,000	2,195,622
Series MTN, 1.08%, 11/18/2016 (a)	2,000,000	2,001,500
Series MTN, 1.19%, 4/25/2018 (a)	2,000,000	1,996,820
JPMorgan Chase Bank NA 1.11%, 6/2/2017 (a)	2,250,000	2,249,460
KeyBank NA 1.15%, 11/25/2016 (a)	871,000	871,531
Kookmin Bank:
1.51%, 1/27/2017 (a)	500,000	500,750

See accompanying notes to financial statements.

403

SPDR Barclays Investment Grade Floating Rate ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

1.88%, 10/11/2016 (a) (b)	$50,000	$50,067
1.88%, 10/11/2016 (a)	600,000	600,942
Lloyds Bank PLC:
1.18%, 3/16/2018 (a)	740,000	730,639
1.18%, 5/14/2018 (a)	800,000	791,528
1.41%, 8/17/2018 (a)	400,000	396,040
1.64%, 1/22/2019 (a)	700,000	700,252
Macquarie Bank, Ltd.:
1.27%, 10/27/2017 (a) (b)	500,000	498,925
1.43%, 3/24/2017 (a) (b)	600,000	599,976
1.76%, 7/29/2020 (a) (b)	800,000	790,280
1.76%, 7/29/2020 (a)	53,000	52,774
Manufacturers & Traders Trust Co. 1.01%, 1/30/2017 (a)	700,000	700,369
Mitsubishi UFJ Financial Group, Inc. 2.55%, 3/1/2021 (a)	1,850,000	1,902,891
Mizuho Bank, Ltd.:
1.06%, 4/16/2017 (a) (b) (c)	600,000	599,388
1.09%, 9/25/2017 (a) (b)	400,000	398,356
1.28%, 3/26/2018 (a) (b)	900,000	896,607
1.82%, 10/20/2018 (a) (b)	700,000	703,997
Mizuho Financial Group, Inc. 2.11%, 4/12/2021 (a) (b)	1,200,000	1,207,884
Morgan Stanley:
1.39%, 1/5/2018 (a)	1,000,000	998,260
1.49%, 1/24/2019 (a)	3,600,000	3,596,220
1.64%, 6/16/2020 (a)	1,150,000	1,135,085
1.77%, 1/27/2020 (a)	1,000,000	997,820
2.04%, 4/21/2021 (a)	1,750,000	1,756,965
Series GMTN, 1.92%, 4/25/2018 (a)	2,090,000	2,107,535
Series GMTN, 2.01%, 2/1/2019 (a)	1,250,000	1,263,650
Series MTN, 1.08%, 10/18/2016 (a)	2,500,000	2,494,750
Series MTN, 1.38%, 7/23/2019 (a)	700,000	694,260
MUFG Union Bank NA 1.39%, 9/26/2016 (a)	900,000	901,044
National Australia Bank, Ltd.:
0.91%, 12/9/2016 (a) (b)	500,000	500,135
0.91%, 6/30/2017 (a) (b)	1,500,000	1,497,225
1.03%, 3/17/2017 (a) (b)	800,000	799,776
1.12%, 12/2/2016 (a) (b)	1,250,000	1,251,038
1.19%, 7/25/2016 (a)	3,350,000	3,351,641
1.28%, 7/23/2018 (a) (b)	500,000	499,345
1.41%, 1/14/2019 (a) (b)	400,000	399,880
National Bank of Canada 1.50%, 12/14/2018 (a)	700,000	701,043
National City Bank 1.05%, 6/7/2017 (a)	1,240,000	1,237,681
Nederlandse Waterschapsbank NV:
0.75%, 10/13/2017 (a) (b)	1,400,000	1,399,118
0.83%, 10/18/2016 (a) (b)	1,485,000	1,485,401
0.86%, 2/14/2018 (a) (b)	3,540,000	3,541,239
Nordea Bank AB:
1.01%, 4/4/2017 (a) (b)	700,000	699,391
1.50%, 9/17/2018 (a) (b)	400,000	400,636
PNC Bank NA:
0.94%, 8/1/2017 (a)	1,010,000	1,008,313
Series MTN, 1.09%, 6/1/2018 (a)	2,000,000	1,996,940

Royal Bank of Canada:
0.97%, 1/23/2017 (a)	1,900,000	1,900,380
1.34%, 4/15/2019 (a)	800,000	799,576
Series GMTN, 0.89%, 10/13/2017 (a)	1,000,000	996,740
Series GMTN, 0.90%, 6/16/2017 (a)	400,000	399,236
Series GMTN, 0.90%, 2/3/2017 (a)	1,400,000	1,399,608
Series GMTN, 1.12%, 9/9/2016 (a) (c)	1,610,000	1,611,207
Series GMTN, 1.18%, 7/30/2018 (a)	1,000,000	998,230
Series GMTN, 1.18%, 3/15/2019 (a)	1,800,000	1,790,136
Series GMTN, 1.20%, 3/6/2020 (a)	1,050,000	1,036,959
Royal Bank of Scotland Group PLC 1.57%, 3/31/2017 (a)	600,000	597,750
Santander UK PLC:
1.17%, 3/13/2017 (a)	500,000	499,510
2.14%, 3/14/2019 (a)	700,000	699,615
Shinhan Bank 1.28%, 4/8/2017 (a) (b)	600,000	599,628
Societe Generale SA 1.96%, 4/8/2021 (a) (b) (c)	800,000	803,904
Standard Chartered PLC 1.00%, 9/8/2017 (a) (b)	900,000	890,667
Sumitomo Mitsui Banking Corp.:
1.06%, 1/10/2017 (a)	1,350,000	1,350,040
1.21%, 1/16/2018 (a) (c)	1,600,000	1,594,240
1.30%, 7/19/2016 (a)	350,000	350,077
1.38%, 7/23/2018 (a)	700,000	698,439
Series GMTN, 0.95%, 7/11/2017 (a)	665,000	663,763
Series MTN, 1.57%, 1/18/2019 (a)	900,000	900,531
Sumitomo Mitsui Financial Group, Inc. 2.34%, 3/9/2021 (a)	1,000,000	1,017,030
Sumitomo Mitsui Trust Bank, Ltd. 1.44%, 9/16/2016 (a) (b)	1,525,000	1,526,937
Suncorp-Metway, Ltd. 1.32%, 3/28/2017 (a) (b)	600,000	600,300
Svenska Handelsbanken AB:
1.11%, 9/23/2016 (a)	1,600,000	1,601,280
1.15%, 6/17/2019 (a) (c)	800,000	794,592
Toronto-Dominion Bank:
0.88%, 5/2/2017 (a) (c)	1,200,000	1,198,836
1.09%, 7/2/2019 (a)	1,050,000	1,041,159
1.63%, 4/7/2021 (a) (c)	1,000,000	1,004,210
Series 1, 1.19%, 4/30/2018 (a) (c)	2,185,000	2,184,104
Series GMTN, 0.91%, 1/6/2017 (a)	1,654,000	1,653,719
Series GMTN, 1.18%, 7/23/2018 (a) (c)	1,200,000	1,198,656
Series MTN, 0.80%, 7/13/2016 (a)	1,250,000	1,250,063
Series MTN, 1.12%, 9/9/2016 (a)	3,800,000	3,803,230
Series MTN, 1.19%, 11/5/2019 (a) (c)	900,000	893,421
Series MTN, 1.48%, 1/22/2019 (a)	500,000	502,340
UBS AG:
1.23%, 6/1/2017 (a)	1,000,000	1,000,810
Series MTN, 1.14%, 9/26/2016 (a)	800,000	800,240
Series MTN, 1.27%, 8/14/2019 (a)	850,000	825,843

See accompanying notes to financial statements.

404

SPDR Barclays Investment Grade Floating Rate ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Series MTN, 1.34%, 3/26/2018 (a)	$1,671,000	$1,673,256
UBS Group Funding Jersey, Ltd.:
2.08%, 9/24/2020 (a) (b)	750,000	746,138
2.41%, 4/14/2021 (a) (b) (c)	1,500,000	1,512,600
US Bancorp Series MTN, 1.12%, 11/15/2018 (a)	900,000	897,903
US Bank NA:
0.86%, 9/11/2017 (a)	775,000	773,861
0.87%, 1/30/2017 (a)	1,500,000	1,500,240
0.94%, 1/26/2018 (a)	1,750,000	1,745,607
1.10%, 8/23/2017 (a)	790,000	790,126
1.11%, 10/28/2019 (a)	1,000,000	996,820
Wachovia Corp.:
0.92%, 6/15/2017 (a)	4,950,000	4,940,842
1.00%, 10/15/2016 (a)	1,600,000	1,600,624
Wells Fargo & Co.:
1.06%, 9/14/2018 (a)	700,000	696,269
1.10%, 4/22/2019 (a)	800,000	795,776
1.27%, 4/23/2018 (a)	1,961,000	1,962,333
2.02%, 3/4/2021 (a)	1,000,000	1,019,590
Series MTN, 0.92%, 9/8/2017 (a)	425,000	423,555
Series MTN, 0.99%, 6/2/2017 (a)	1,300,000	1,298,102
Series MTN, 1.16%, 7/20/2016 (a)	1,300,000	1,300,403
Series MTN, 1.52%, 7/22/2020 (a)	1,000,000	998,900
Series MTN, 1.69%, 12/7/2020 (a)	1,000,000	1,000,250
Series N, 1.32%, 1/30/2020 (a)	850,000	844,314
Wells Fargo Bank NA:
0.91%, 6/15/2017 (a)	1,000,000	997,570
1.23%, 9/7/2017 (a)	1,000,000	1,001,594
1.29%, 5/24/2019 (a)	800,000	800,712
1.38%, 1/22/2018 (a)	3,500,000	3,514,035
Westpac Banking Corp.:
0.96%, 5/19/2017 (a)	1,900,000	1,898,271
1.04%, 12/1/2017 (a)	1,000,000	997,890
1.09%, 11/25/2016 (a)	1,922,000	1,923,826
1.09%, 5/25/2018 (a)	1,175,000	1,171,416
1.38%, 7/30/2018 (a)	1,000,000	1,001,000
1.39%, 11/23/2018 (a)	1,500,000	1,503,750

		302,067,684

BEVERAGES — 0.9%
Anheuser-Busch InBev Finance, Inc.:
0.82%, 1/27/2017 (a)	500,000	499,870
1.90%, 2/1/2021 (a)	1,000,000	1,017,610
Coca-Cola Co 0.74%, 11/1/2016 (a)	748,000	748,120
PepsiCo, Inc.:
0.88%, 7/17/2017 (a) (c)	964,000	965,909
0.98%, 10/13/2017 (a)	857,000	859,202
1.24%, 2/22/2019 (a)	700,000	704,144
SABMiller Holdings, Inc. 1.33%, 8/1/2018 (a) (b)	400,000	398,224

		5,193,079

BIOTECHNOLOGY — 0.1%
Amgen, Inc. 1.03%, 5/22/2017 (a)	820,000	820,139

CHEMICALS — 0.1%
Monsanto Co. 0.83%, 11/7/2016 (a)	500,000	499,515

CONSTRUCTION MATERIALS — 0.1%
Martin Marietta Materials, Inc. 1.73%, 6/30/2017 (a)	375,000	371,546

DIVERSIFIED FINANCIAL SERVICES — 2.6%
American Express Co. 1.24%, 5/22/2018 (a)	1,350,000	1,347,476
American Express Credit Corp.:
1.15%, 7/29/2016 (a)	1,800,000	1,800,666
1.20%, 3/18/2019 (a)	1,100,000	1,093,323
Series 0000, 0.95%, 9/22/2017 (a)	300,000	298,701
Series F, 1.71%, 9/14/2020 (a)	1,000,000	1,000,710
Series GMTN, 1.12%, 8/15/2019 (a)	800,000	790,440
Series MTN, 0.95%, 6/5/2017 (a)	870,000	868,852
Bear Stearns Cos. LLC
Series MTN, 1.04%, 11/21/2016 (a)	1,638,000	1,637,410
General Electric Co.:
Series GMTN, 1.14%, 1/14/2019 (a) (c)	600,000	601,424
Series GMTN, 1.25%, 1/9/2020 (a)	1,000,000	1,002,180
Series GMTN, 1.28%, 7/12/2016 (a)	1,330,000	1,330,319
Series MTN, 0.80%, 2/15/2017 (a)	465,000	464,884
Series MTN, 0.90%, 8/7/2018 (a)	500,000	498,900
Macquarie Group, Ltd.
1.64%, 1/31/2017 (a) (b)	1,800,000	1,801,980
Nomura Holdings, Inc. Series MTN, 2.11%, 9/13/2016 (a)	250,000	250,443

		14,787,708

ELECTRIC — 0.3%
Duke Energy Corp. 1.03%, 4/3/2017 (a)	350,000	349,541
Electricite de France SA 1.09%, 1/20/2017 (a) (b)	1,255,000	1,255,427

		1,604,968

FOOD — 0.5%
ConAgra Foods, Inc. 1.01%, 7/21/2016 (a)	1,250,000	1,249,850
Kroger Co. 1.16%, 10/17/2016 (a)	900,000	900,351
Mondelez International, Inc. 1.16%, 2/1/2019 (a)	600,000	598,110

		2,748,311

HEALTH CARE PRODUCTS — 0.2%
Medtronic, Inc. 1.45%, 3/15/2020 (a)	900,000	909,243

HEALTH CARE SERVICES — 0.3%
Roche Holdings, Inc.:
0.72%, 9/29/2017 (a) (b)	400,000	398,824
0.97%, 9/30/2019 (a) (b)	900,000	900,000
UnitedHealth Group, Inc. 1.08%, 1/17/2017 (a)	400,000	400,507

		1,699,331

HOUSEHOLD PRODUCTS — 0.3%
Procter & Gamble Co.:
0.72%, 11/4/2016 (a)	500,000	500,080
0.91%, 11/1/2019 (a)	1,100,000	1,096,623

		1,596,703

See accompanying notes to financial statements.

405

SPDR Barclays Investment Grade Floating Rate ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

INSURANCE — 2.2%
Berkshire Hathaway Finance Corp.:
0.75%, 8/14/2017 (a)	$600,000	$599,424
0.78%, 1/10/2017 (a)	980,000	980,020
0.80%, 1/13/2017 (a)	600,000	599,958
0.93%, 1/12/2018 (a)	1,150,000	1,150,701
1.23%, 3/7/2018 (a)	1,700,000	1,709,350
1.34%, 3/15/2019 (a)	900,000	907,686
Jackson National Life Global Funding 0.89%, 7/29/2016 (a) (b)	400,000	400,056
Metropolitan Life Global Funding I:
0.83%, 7/14/2016 (a) (b)	600,000	600,036
1.01%, 4/10/2017 (a) (b)	2,240,000	2,243,606
1.16%, 7/15/2016 (a) (b)	500,000	500,065
New York Life Global Funding:
0.78%, 9/6/2016 (a) (b)	500,000	500,095
1.05%, 4/6/2018 (a) (b)	700,000	700,987
Principal Life Global Funding II 1.17%, 12/1/2017 (a) (b)	500,000	499,990
Prudential Financial, Inc. Series MTN, 1.41%, 8/15/2018 (a)	800,000	797,712

		12,189,686

INTERNET — 0.3%
Alibaba Group Holding, Ltd. 1.19%, 11/28/2017 (a) (c)	600,000	595,744
eBay, Inc.:
0.83%, 7/28/2017 (a)	750,000	746,557
1.12%, 8/1/2019 (a)	600,000	589,602

		1,931,903

IT SERVICES — 2.0%
Apple, Inc.:
0.70%, 5/5/2017 (a)	1,635,000	1,635,654
0.88%, 2/7/2020 (a)	500,000	495,625
0.89%, 5/3/2018 (a)	4,549,000	4,553,594
0.93%, 5/6/2020 (a)	600,000	593,556
0.93%, 5/6/2019 (a)	1,050,000	1,048,026
1.78%, 2/23/2021 (a) (c)	1,000,000	1,020,910
Hewlett Packard Enterprise Co. 2.39%, 10/5/2017 (a) (b)	400,000	402,580
International Business Machines Corp.:
0.82%, 2/6/2018 (a)	1,270,000	1,269,035
1.00%, 2/12/2019 (a)	400,000	399,004

		11,417,984

MACHINERY, CONSTRUCTION & MINING — 0.4%
Caterpillar Financial Services Corp.:
Series GMTN, 0.83%, 6/9/2017 (a)	600,000	599,982
Series GMTN, 1.35%, 2/23/2018 (a)	600,000	603,714
Series MTN, 0.91%, 3/3/2017 (a) (c)	950,000	950,656

		2,154,352

MACHINERY-DIVERSIFIED — 0.2%
John Deere Capital Corp.:
Series MTN, 0.80%, 3/1/2017 (a)	900,000	899,622
Series MTN, 1.08%, 7/11/2017 (a)	400,000	400,520

		1,300,142

MEDIA — 0.3%
NBCUniversal Enterprise, Inc. 1.31%, 4/15/2018 (a) (b)	1,229,000	1,234,186
Walt Disney Co. 0.95%, 1/8/2019 (a)	400,000	399,448

		1,633,634

MINING — 0.3%
BHP Billiton Finance USA, Ltd. 0.88%, 9/30/2016 (a)	750,000	748,958
Glencore Funding LLC 1.99%, 1/15/2019 (a) (b)	900,000	851,193

		1,600,151

MISCELLANEOUS MANUFACTURER — 0.4%
General Electric Co. 0.91%, 1/9/2017 (a)	1,750,000	1,751,820
Siemens Financieringsmaatschappij NV 0.94%, 5/25/2018 (a) (b)	700,000	699,958

		2,451,778

OIL & GAS — 4.8%
BP Capital Markets PLC:
0.98%, 2/10/2017 (a)	650,000	649,565
1.05%, 11/7/2016 (a)	1,100,000	1,100,869
1.27%, 9/26/2018 (a)	1,245,000	1,239,734
Chevron Corp.:
0.73%, 11/9/2016 (a)	500,000	500,035
0.75%, 2/22/2017 (a)	1,400,000	1,399,132
0.80%, 11/15/2017 (a)	986,000	982,884
0.86%, 3/2/2018 (a)	913,000	908,161
0.99%, 11/9/2017 (a)	800,000	799,904
1.04%, 11/15/2019 (a)	750,000	742,425
1.13%, 5/16/2018 (a)	1,400,000	1,400,406
CNPC General Capital, Ltd. 1.53%, 5/14/2017 (a) (b)	955,000	954,841
Devon Energy Corp. 1.19%, 12/15/2016 (a)	600,000	594,750
Exxon Mobil Corp.:
0.69%, 3/15/2017 (a)	830,000	829,693
0.72%, 3/1/2018 (a)	500,000	498,535
0.80%, 3/15/2019 (a)	1,000,000	993,330
1.27%, 2/28/2018 (a)	1,400,000	1,408,708
Petroleos Mexicanos 2.65%, 7/18/2018 (a)	950,000	946,979
Shell International Finance B.V.:
0.84%, 11/15/2016 (a)	1,794,000	1,794,771
0.95%, 5/10/2017 (a)	1,900,000	1,901,938
1.08%, 5/11/2020 (a)	500,000	492,070
1.21%, 11/10/2018 (a)	1,300,000	1,300,702
Sinopec Group Overseas Development 2014, Ltd.:
1.41%, 4/10/2017 (a) (b)	1,420,000	1,421,669
1.55%, 4/10/2019 (a) (b)	600,000	599,239
Statoil ASA:
0.83%, 11/9/2017 (a)	500,000	497,825
0.92%, 5/15/2018 (a)	1,644,000	1,632,804
1.09%, 11/8/2018 (a)	900,000	894,690
Total Capital International SA 1.20%, 8/10/2018 (a)	700,000	697,431

		27,183,090

See accompanying notes to financial statements.

406

SPDR Barclays Investment Grade Floating Rate ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

PHARMACEUTICALS — 1.9%
Actavis Funding SCS:
1.74%, 3/12/2018 (a) (c)	$600,000	$602,382
1.91%, 3/12/2020 (a)	600,000	600,600
AstraZeneca PLC 1.16%, 11/16/2018 (a)	900,000	900,405
Baxalta, Inc. 1.43%, 6/22/2018 (a)	700,000	689,017
Bayer US Finance LLC:
0.88%, 10/7/2016 (a) (b)	700,000	699,615
0.93%, 10/6/2017 (a) (b)	700,000	696,801
Johnson & Johnson:
0.74%, 11/28/2016 (a)	1,500,000	1,500,435
0.94%, 3/1/2019 (a)	400,000	400,636
Merck & Co., Inc.:
0.76%, 2/10/2017 (a)	400,000	400,176
0.99%, 5/18/2018 (a)	2,087,000	2,093,386
1.01%, 2/10/2020 (a)	600,000	599,634
Pfizer, Inc.:
0.78%, 5/15/2017 (a)	1,100,000	1,100,946
0.95%, 6/15/2018 (a) (c)	578,000	578,104

		10,862,137

PIPELINES — 0.2%
Enbridge, Inc.:
1.14%, 6/2/2017 (a) (c)	600,000	587,688
1.30%, 10/1/2016 (a)	350,000	348,856

		936,544

RETAIL — 0.4%
Home Depot, Inc. 1.02%, 9/15/2017 (a)	750,000	752,018
Lowe’s Cos., Inc. 0.87%, 4/15/2019 (a)	1,500,000	1,497,195

		2,249,213

SOFTWARE — 0.6%
Oracle Corp.:
0.83%, 7/7/2017 (a)	1,635,000	1,636,864
1.14%, 10/8/2019 (a) (c)	500,000	501,180
1.21%, 1/15/2019 (a)	1,100,000	1,106,050

		3,244,094

TELECOMMUNICATIONS — 3.5%
America Movil SAB de CV 1.66%, 9/12/2016 (a)	1,400,000	1,399,902
AT&T, Inc.:
1.05%, 3/30/2017 (a)	703,000	703,267
1.33%, 3/11/2019 (a)	700,000	696,479
1.56%, 6/30/2020 (a)	1,000,000	996,120
1.58%, 11/27/2018 (a)	1,000,000	1,003,940
Cisco Systems, Inc.:
0.96%, 3/3/2017 (a)	1,750,000	1,752,572
0.96%, 6/15/2018 (a)	1,500,000	1,499,310
1.17%, 3/1/2019 (a) (c)	572,000	573,991
1.25%, 2/21/2018 (a)	1,595,000	1,604,538
Telefonica Emisiones SAU 1.29%, 6/23/2017 (a)	255,000	254,623
Verizon Communications, Inc.:
1.06%, 6/9/2017 (a)	1,975,000	1,976,382
1.43%, 6/17/2019 (a)	700,000	701,239

2.18%, 9/15/2016 (a)	3,700,000	3,708,843
2.41%, 9/14/2018 (a)	3,000,000	3,075,571

		19,946,777

TOTAL CORPORATE BONDS & NOTES (Cost $464,751,994)		464,634,301

FOREIGN GOVERNMENT OBLIGATIONS — 15.5%
African Development Bank:
0.53%, 8/1/2018 (a)	800,000	798,944
0.75%, 8/2/2017 (a)	1,000,000	1,000,140
Asian Development Bank:
0.64%, 6/25/2019 (a)	600,000	596,106
0.78%, 2/8/2018 (a)	1,000,000	1,001,150
0.85%, 6/16/2021 (a)	800,000	798,576
0.99%, 2/26/2020 (a)	3,493,000	3,501,977
0.68%, 10/19/2017 (a)	2,000,000	1,998,440
0.69%, 2/28/2018 (a)	1,200,000	1,197,480
Corp. Andina de Fomento 1.19%, 1/29/2018 (a)	1,600,000	1,598,704
Dexia Credit Local SA:
0.88%, 6/5/2018 (a) (b)	1,000,000	992,350
1.01%, 11/7/2016 (a) (b)	1,600,000	1,600,416
1.03%, 1/11/2017 (a) (b)	1,100,000	1,100,209
1.24%, 3/23/2018 (a) (b)	1,000,000	1,000,700
European Investment Bank 0.70%, 10/9/2018 (a) (b)	1,900,000	1,895,421
Export Development Canada:
0.68%, 10/16/2017 (a) (b)	1,500,000	1,499,445
1.01%, 3/2/2020 (a) (b)	800,000	803,536
Export-Import Bank of Korea:
1.37%, 5/26/2019 (a)	500,000	500,160
1.38%, 1/14/2017 (a)	1,000,000	1,001,330
1.23%, 5/12/2017 (a) (b)	500,000	499,540
Inter-American Development Bank:
0.49%, 11/26/2018 (a)	600,000	597,876
0.64%, 7/15/2020 (a)	1,500,000	1,483,425
0.67%, 1/15/2019 (a) (c)	600,000	598,393
0.85%, 10/15/2020 (a)	1,800,000	1,791,648
0.95%, 4/15/2020 (a)	1,000,000	1,003,130
0.45%, 10/15/2017 (a)	2,550,000	2,544,007
0.47%, 6/12/2017 (a)	1,950,000	1,947,017
0.63%, 10/15/2019 (a)	1,000,000	992,800
0.64%, 6/20/2018 (a)	505,000	503,328
0.65%, 12/12/2016 (a)	1,478,000	1,477,704
0.69%, 9/12/2018 (a)	950,000	947,692
0.69%, 1/16/2018 (a)	1,900,000	1,898,043
International Bank for Reconstruction & Development:
0.80%, 12/16/2017 (a)	2,000,000	2,001,840
0.63%, 9/30/2017 (a)	3,000,000	2,997,000
0.91%, 2/11/2021 (a)	1,000,000	1,000,730
International Finance Corp.:
0.49%, 2/2/2018 (a)	1,500,000	1,495,485
0.66%, 12/15/2020 (a)	3,000,000	2,974,170
0.49%, 8/1/2016 (a)	2,500,000	2,499,875
0.69%, 1/9/2019 (a)	2,500,000	2,493,550
International Finance Facility for Immunisation Co. 0.82%, 7/5/2016 (a) (b)	1,250,000	1,250,000

See accompanying notes to financial statements.

407

SPDR Barclays Investment Grade Floating Rate ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Japan Bank for International Cooperation Series DTC, 0.99%, 11/13/2018 (a)	$250,000	$248,753
KFW 0.79%, 12/29/2017 (a)	3,200,000	3,203,104
Kommunalbanken A/S:
0.73%, 3/17/2020 (a) (b)	3,700,000	3,657,820
0.76%, 5/2/2017 (a) (b)	500,000	500,045
0.77%, 10/31/2016 (a) (b)	1,170,000	1,170,269
0.79%, 9/8/2021 (a) (b)	800,000	787,984
0.82%, 2/20/2018 (a) (b)	3,174,000	3,172,953
1.02%, 3/27/2017 (a) (b)	3,750,000	3,756,525
Kommuninvest I Sverige AB:
0.70%, 5/28/2019 (a) (b)	1,000,000	992,970
0.77%, 8/17/2018 (a) (b)	800,000	799,640
Korea Development Bank 1.26%, 1/22/2017 (a)	900,000	900,225
Landwirtschaftliche Rentenbank:
0.64%, 10/17/2016 (a) (b)	500,000	499,785
0.93%, 6/3/2021 (a) (b)	1,500,000	1,495,035
0.98%, 2/19/2021 (a) (b)	800,000	800,344
Network Rail Infrastructure Finance PLC 0.64%, 2/13/2017 (a) (b)	800,000	799,264
Nordic Investment Bank 0.69%, 4/25/2018 (a)	800,000	799,336
Oesterreichische Kontrollbank AG 0.81%, 8/10/2017 (a)	1,300,000	1,300,962
Province of Quebec Canada Series MTN, 0.91%, 9/4/2018 (a)	2,100,000	2,096,892
Svensk Exportkredit AB:
0.81%, 11/10/2017 (a)	1,000,000	999,270
0.96%, 1/14/2019 (a)	600,000	600,612
0.71%, 9/28/2017 (a)	720,000	718,855
0.84%, 6/12/2017 (a)	700,000	700,000
0.94%, 1/23/2017 (a)	1,670,000	1,671,151

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $87,653,429)		87,554,131

Security Description	Shares	Value

SHORT-TERM INVESTMENTS — 3.6%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (d) (e)	12,863,091	12,863,091
State Street Navigator Securities Lending Prime Portfolio (e) (f)	7,168,993	7,168,993

TOTAL SHORT-TERM INVESTMENTS (Cost $20,032,084)		20,032,084

TOTAL INVESTMENTS — 101.5% (Cost $572,437,507)		572,220,516
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.5)%		(8,366,617)

NET ASSETS — 100.0%		$563,853,899

(a)	Variable Rate Security — Interest rate shown is rate in effect at June 30, 2016.
(b)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 21.6% of net assets as of June 30, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	All or a portion of the shares of the security are on loan at June 30, 2016.
(d)	The rate shown is the annualized seven-day yield at June 30, 2016.
(e)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(f)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes
Aerospace & Defense	$—	$350,042	$—	$350,042
Agriculture.	—	795,592	—	795,592
Auto Manufacturers	—	32,088,955	—	32,088,955
Banks	—	302,067,684	—	302,067,684
Beverages	—	5,193,079	—	5,193,079
Biotechnology	—	820,139	—	820,139
Chemicals	—	499,515	—	499,515
Construction Materials	—	371,546	—	371,546
Diversified Financial Services	—	14,787,708	—	14,787,708
Electric	—	1,604,968	—	1,604,968
Food	—	2,748,311	—	2,748,311

See accompanying notes to financial statements.

408

SPDR Barclays Investment Grade Floating Rate ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Health Care Products	$—	$909,243	$—	$909,243
Health Care Services	—	1,699,331	—	1,699,331
Household Products	—	1,596,703	—	1,596,703
Insurance	—	12,189,686	—	12,189,686
Internet	—	1,931,903	—	1,931,903
IT Services.	—	11,417,984	—	11,417,984
Machinery, Construction & Mining	—	2,154,352	—	2,154,352
Machinery-Diversified	—	1,300,142	—	1,300,142
Media	—	1,633,634	—	1,633,634
Mining.	—	1,600,151	—	1,600,151
Miscellaneous Manufacturer	—	2,451,778	—	2,451,778
Oil & Gas	—	27,183,090	—	27,183,090
Pharmaceuticals	—	10,862,137	—	10,862,137
Pipelines	—	936,544	—	936,544
Retail.	—	2,249,213	—	2,249,213
Software	—	3,244,094	—	3,244,094
Telecommunications	—	19,946,777	—	19,946,777
Foreign Government Obligations	—	87,554,131	—	87,554,131
Short-Term Investments	20,032,084	—	—	20,032,084

TOTAL INVESTMENTS	$20,032,084	$552,188,432	$—	$572,220,516

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	305,843	$305,843	138,485,869	125,928,621	12,863,091	$12,863,091	$37,259	$—
State Street Navigator Securities Lending Prime Portfolio	4,069,225	4,069,225	47,146,518	44,046,750	7,168,993	7,168,993	10,486	—

See accompanying notes to financial statements.

409

SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Principal Amount	Value

CORPORATE BONDS & NOTES — 97.9%
ARGENTINA — 0.7%
YPF SA:
8.50%, 3/23/2021 (a)	$50,000	$53,375
8.75%, 4/4/2024 (a)	50,000	53,750

		107,125

BARBADOS — 0.2%
Columbus International, Inc. 7.38%, 3/30/2021 (a)	25,000	26,093

BRAZIL — 15.1%
Banco BTG Pactual SA 4.00%, 1/16/2020 (a)	100,000	85,750
Banco do Brasil SA/Cayman 3.88%, 10/10/2022	75,000	68,625
Banco Santander Brasil SA 4.63%, 2/13/2017 (a)	50,000	50,710
Braskem Finance, Ltd. 5.75%, 4/15/2021 (a)	100,000	100,250
BRF SA 4.75%, 5/22/2024 (a) (b)	50,000	49,625
Centrais Eletricas Brasileiras SA 5.75%, 10/27/2021 (a)	75,000	69,112
CIMPOR Financial Operations B.V. 5.75%, 7/17/2024 (a)	75,000	55,313
CSN Resources SA 6.50%, 7/21/2020 (a)	100,000	50,000
Embraer Overseas, Ltd. 5.70%, 9/16/2023 (a)	50,000	51,750
Fibria Overseas Finance, Ltd. 5.25%, 5/12/2024 (b)	50,000	51,125
Gerdau Trade, Inc. 5.75%, 1/30/2021 (a)	150,000	142,950
GTL Trade Finance, Inc. 5.89%, 4/29/2024 (a)	150,000	132,255
JBS USA LLC/JBS USA Finance, Inc.:
5.88%, 7/15/2024 (a)	100,000	97,125
7.25%, 6/1/2021 (a)	75,000	77,625
Odebrecht Finance, Ltd. 7.50%, 9/29/2049 (a)	50,000	24,250
Odebrecht Offshore Drilling Finance, Ltd. 6.75%, 10/1/2023 (a)	86,740	16,047
Petrobras Global Finance B.V.:
4.38%, 5/20/2023 (b)	100,000	81,220
4.88%, 3/17/2020 (b)	100,000	93,750
5.38%, 1/27/2021	150,000	137,392
5.63%, 5/20/2043	25,000	17,750
5.75%, 1/20/2020	100,000	96,610
6.75%, 1/27/2041	150,000	120,375
6.85%, 6/5/2115 (b)	50,000	38,000
7.25%, 3/17/2044	50,000	41,000
Rio Oil Finance Trust Series 2014-1 9.25%, 7/6/2024 (a)	74,250	63,484
Samarco Mineracao SA 5.75%, 10/24/2023 (a)	100,000	38,500
Suzano Trading, Ltd. 5.88%, 1/23/2021 (a)	50,000	52,063
Telemar Norte Leste SA 5.50%, 10/23/2020 (a) (c)	100,000	24,250
Vale Overseas, Ltd.:
4.38%, 1/11/2022 (b)	75,000	70,290
6.88%, 11/21/2036 (b)	175,000	159,250
Vale SA 5.63%, 9/11/2042 (b)	50,000	40,750

		2,197,196

CHILE — 4.6%
Banco Santander Chile 3.88%, 9/20/2022 (a)	50,000	52,144
Cencosud SA 4.88%, 1/20/2023 (a)	100,000	102,976
Colbun SA 4.50%, 7/10/2024 (a)	50,000	52,199
Corp. Nacional del Cobre de Chile:
3.00%, 7/17/2022 (a) (b)	150,000	148,354
5.63%, 9/21/2035 (a)	125,000	136,703
Empresa Nacional del Petroleo 4.75%, 12/6/2021 (a)	50,000	53,098
GNL Quintero SA 4.63%, 7/31/2029 (a)	25,000	25,500
Itau CorpBanca 3.13%, 1/15/2018	100,000	101,483

		672,457

CHINA — 13.2%
Alibaba Group Holding, Ltd.:
2.50%, 11/28/2019	50,000	50,585
3.13%, 11/28/2021 (b)	100,000	102,266
4.50%, 11/28/2034 (b)	25,000	25,990
Baidu, Inc. 3.25%, 8/6/2018	100,000	102,563
CNOOC Finance 2013, Ltd.:
3.00%, 5/9/2023	275,000	273,162
4.25%, 5/9/2043	100,000	100,296
CNOOC Nexen Finance 2014 ULC 1.63%, 4/30/2017	50,000	50,082
CNPC General Capital, Ltd. 2.75%, 4/19/2017 (a)	125,000	126,343
Country Garden Holdings Co., Ltd. 7.88%, 5/27/2019 (a)	50,000	53,735
Industrial & Commercial Bank of China, Ltd. 2.91%, 11/13/2020	50,000	51,171
JD.com, Inc. 3.88%, 4/29/2026	50,000	47,540
Nexen Energy ULC 6.40%, 5/15/2037	50,000	61,929
Sinochem Overseas Capital Co., Ltd. 4.50%, 11/12/2020 (a)	75,000	79,793
Sinopec Capital 2013, Ltd. 3.13%, 4/24/2023 (a)	100,000	100,020
Sinopec Group Overseas Development 2014, Ltd. 4.38%, 4/10/2024 (a)	200,000	216,110
Sinopec Group Overseas Development 2015, Ltd.:
2.50%, 4/28/2020 (a)	100,000	101,079
4.10%, 4/28/2045 (a)	50,000	50,151
State Grid Overseas Investment 2013, Ltd. 3.13%, 5/22/2023 (a)	100,000	103,935
State Grid Overseas Investment 2014, Ltd. 4.13%, 5/7/2024 (a)	50,000	55,043
Talent Yield Investments, Ltd. 4.50%, 4/25/2022 (a)	50,000	54,302
Tencent Holdings, Ltd. 3.38%, 5/2/2019 (a)	100,000	103,732

		1,909,827

COLOMBIA — 2.5%
Ecopetrol SA:
5.88%, 9/18/2023 (b)	50,000	51,500
7.38%, 9/18/2043	100,000	99,750
7.63%, 7/23/2019 (b)	75,000	86,250
Grupo Aval, Ltd. 4.75%, 9/26/2022 (a)	50,000	48,875
SUAM Finance B.V. 4.88%, 4/17/2024 (a)	50,000	51,875

See accompanying notes to financial statements.

410

SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Transportadora de Gas Internacional SA ESP 5.70%, 3/20/2022 (a)	$25,000	$26,063

		364,313

HONG KONG — 4.0%
AIA Group, Ltd. 4.50%, 3/16/2046 (a)	50,000	54,219
China Cinda Finance 2014, Ltd. 5.63%, 5/14/2024 (a)	100,000	110,439
Hutchison Whampoa International 11, Ltd. 4.63%, 1/13/2022 (a)	250,000	278,861
ICBCIL Finance Co., Ltd. 2.75%, 5/19/2021 (a)	50,000	49,869
MCE Finance, Ltd. 5.00%, 2/15/2021 (a)	50,000	49,476
Noble Group, Ltd. 6.75%, 1/29/2020 (a)	50,000	40,625

		583,489

INDIA — 4.0%
Bharti Airtel International Netherlands B.V. 5.13%, 3/11/2023 (a)	100,000	108,062
ICICI Bank, Ltd. 4.75%, 11/25/2016 (a)	125,000	126,438
Reliance Holding USA, Inc. 4.50%, 10/19/2020 (a)	75,000	81,184
Reliance Industries, Ltd. 4.88%, 2/10/2045 (a)	75,000	75,626
State Bank of India 3.62%, 4/17/2019 (a)	100,000	103,904
Vedanta Resources PLC:
6.00%, 1/31/2019 (a)	50,000	42,688
8.25%, 6/7/2021 (a)	50,000	41,125

		579,027

INDONESIA — 2.5%
Majapahit Holding B.V. 7.75%, 1/20/2020 (a)	100,000	114,300
Pertamina Persero PT:
4.30%, 5/20/2023 (a) (b)	100,000	101,663
6.00%, 5/3/2042 (a) (b)	100,000	101,099
Perusahaan Gas Negara Persero Tbk 5.13%, 5/16/2024 (a)	50,000	52,113

		369,175

ISRAEL — 1.5%
Israel Electric Corp., Ltd. 6.70%, 2/10/2017 (a)	100,000	102,700
Teva Pharmaceutical Finance Co. B.V. 2.95%, 12/18/2022	50,000	50,856
Teva Pharmaceutical Finance Co. LLC 6.15%, 2/1/2036 (b)	50,000	59,891

		213,447

JAMAICA — 0.6%
Digicel, Ltd. 6.00%, 4/15/2021 (a)	100,000	85,720

KAZAKHSTAN — 1.1%
KazMunayGas National Co. JSC:
6.38%, 4/9/2021 (a)	50,000	54,635
7.00%, 5/5/2020 (a) (b)	100,000	108,854

		163,489

MALAYSIA — 1.7%
Petronas Capital, Ltd.:
3.50%, 3/18/2025 (a)	75,000	78,856
4.50%, 3/18/2045 (a)	50,000	55,224

5.25%, 8/12/2019 (a)	100,000	110,546

		244,626

MEXICO — 13.0%
Alfa SAB de CV:
5.25%, 3/25/2024 (a) (b)	50,000	53,375
6.88%, 3/25/2044 (a)	25,000	25,813
America Movil SAB de CV:
4.38%, 7/16/2042 (b)	50,000	50,530
5.00%, 3/30/2020	100,000	110,802
6.13%, 3/30/2040	75,000	91,958
Banco Inbursa SA Institucion de Banca Multiple 4.13%, 6/6/2024 (a)	50,000	50,000
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 4.13%, 11/9/2022 (a)	50,000	51,375
BBVA Bancomer SA 4.38%, 4/10/2024 (a) (b)	50,000	52,275
Cemex SAB de CV 5.70%, 1/11/2025 (a) (b)	200,000	189,500
Coca-Cola Femsa SAB de CV 3.88%, 11/26/2023	50,000	53,594
Comision Federal de Electricidad:
4.88%, 1/15/2024 (a)	50,000	52,313
5.75%, 2/14/2042 (a)	50,000	51,313
Fomento Economico Mexicano SAB de CV 4.38%, 5/10/2043	50,000	51,928
Grupo Bimbo SAB de CV 4.50%, 1/25/2022 (a)	100,000	108,295
Grupo Televisa SAB 6.63%, 3/18/2025	100,000	122,567
Petroleos Mexicanos:
3.50%, 7/23/2020	175,000	174,844
3.50%, 1/30/2023	50,000	47,080
4.25%, 1/15/2025 (b)	75,000	72,225
5.50%, 1/21/2021	100,000	105,890
5.50%, 6/27/2044	75,000	67,766
5.63%, 1/23/2046	25,000	22,788
6.50%, 6/2/2041	235,000	237,937
Southern Copper Corp. 5.25%, 11/8/2042	50,000	44,327

		1,888,495

MOROCCO — 0.7%
OCP SA 5.63%, 4/25/2024 (a)	100,000	106,000

NETHERLANDS — 0.7%
Kazakhstan Temir Zholy Finance B.V. 6.95%, 7/10/2042 (a)	50,000	51,135
VTR Finance B.V. 6.88%, 1/15/2024 (a)	50,000	49,599

		100,734

PERU — 2.0%
Banco de Credito del Peru 4.25%, 4/1/2023 (a)	54,000	57,240
Banco Internacional del Peru SAA 5.75%, 10/7/2020 (a)	75,000	83,391
BBVA Banco Continental SA 3.25%, 4/8/2018 (a)	50,000	51,125
Southern Copper Corp. 6.75%, 4/16/2040	100,000	103,113

		294,869

See accompanying notes to financial statements.

411

SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

QATAR — 1.5%
Ooredoo International Finance, Ltd. 4.75%, 2/16/2021 (a)	$100,000	$110,001
Ras Laffan Liquefied Natural Gas Co., Ltd. II 5.30%, 9/30/2020 (a)	95,320	101,834

		211,835

RUSSIA — 9.8%
Alfa Bank AO Via Alfa Bond Issuance PLC 7.88%, 9/25/2017 (a)	75,000	79,875
ALROSA Finance SA 7.75%, 11/3/2020 (a)	50,000	56,952
Evraz Group SA 9.50%, 4/24/2018 (a)	100,000	108,600
Gazprom Neft OAO Via GPN Capital SA 4.38%, 9/19/2022 (a)	100,000	98,697
Gazprom OAO Via Gaz Capital SA:
7.29%, 8/16/2037 (a)	75,000	87,375
9.25%, 4/23/2019 (a)	200,000	230,753
Lukoil International Finance B.V. 6.13%, 11/9/2020 (a)	100,000	109,006
Metalloinvest Finance, Ltd. 5.63%, 4/17/2020 (a)	50,000	52,061
MMC Norilsk Nickel OJSC via MMC Finance, Ltd. 5.55%, 10/28/2020 (a)	50,000	53,060
Mobile Telesystems OJSC via MTS International Funding, Ltd. 5.00%, 5/30/2023 (a)	50,000	51,325
Novatek OAO via Novatek Finance, Ltd. 4.42%, 12/13/2022 (a)	50,000	50,350
Rosneft Oil Co. via Rosneft International Finance, Ltd. 4.20%, 3/6/2022 (a)	100,000	99,448
Russian Agricultural Bank OJSC Via RSHB Capital SA 5.10%, 7/25/2018 (a)	100,000	103,070
Sberbank of Russia Via SB Capital SA 6.13%, 2/7/2022 (a)	100,000	110,750
VimpelCom Holdings B.V. 7.50%, 3/1/2022 (a)	25,000	27,250
VTB Bank OJSC Via VTB Capital SA 6.00%, 4/12/2017 (a)	100,000	102,714

		1,421,286

SAUDI ARABIA — 0.7%
Saudi Electricity Global Sukuk Co. 3 5.50%, 4/8/2044 (a)	100,000	100,670

SOUTH AFRICA — 3.0%
AngloGold Ashanti Holdings PLC 5.13%, 8/1/2022	50,000	51,000
Eskom Holdings SOC, Ltd. 5.75%, 1/26/2021 (a) (b)	100,000	99,150
MTN Mauritius Investments, Ltd. 4.76%, 11/11/2024 (a)	75,000	72,000
Myriad International Holdings B.V. 6.00%, 7/18/2020 (a)	100,000	109,129
Sasol Financing International PLC 4.50%, 11/14/2022	50,000	50,100
Transnet SOC, Ltd. 4.00%, 7/26/2022 (a) (b)	50,000	47,407

		428,786

SOUTH KOREA — 4.9%
Hyundai Capital America 2.13%, 10/2/2017 (a)	125,000	125,794
Hyundai Capital Services, Inc. 3.50%, 9/13/2017 (a)	50,000	51,219
Korea Gas Corp. 2.88%, 7/29/2018 (a)	125,000	128,339
Korea Hydro & Nuclear Power Co., Ltd. 2.88%, 10/2/2018 (a)	50,000	51,240
Korea National Oil Corp. 3.13%, 4/3/2017 (a)	150,000	151,982
Korea Western Power Co., Ltd. 3.13%, 5/10/2017 (a)	50,000	50,703
NongHyup Bank 2.25%, 9/19/2017 (a)	50,000	50,490
POSCO 4.25%, 10/28/2020 (a)	50,000	53,823
Woori Bank 2.88%, 10/2/2018 (a)	50,000	51,296

		714,886

TAIWAN — 0.4%
TSMC Global, Ltd. 1.63%, 4/3/2018 (a) (b)	50,000	50,136

THAILAND — 0.8%
Bangkok Bank PCL 3.88%, 9/27/2022 (a)	100,000	108,652

TRINIDAD AND TOBAGO — 0.2%
Petroleum Co. of Trinidad & Tobago, Ltd. 9.75%, 8/14/2019 (a)	25,000	27,250

TURKEY — 4.2%
Akbank TAS 4.00%, 1/24/2020 (a)	100,000	100,600
KOC Holding A/S 5.25%, 3/15/2023 (a)	50,000	51,860
TC Ziraat Bankasi A/S 4.75%, 4/29/2021 (a)	50,000	50,875
Turkiye Garanti Bankasi A/S 5.25%, 9/13/2022 (a)	100,000	103,650
Turkiye Halk Bankasi A/S 3.88%, 2/5/2020 (a)	100,000	97,330
Turkiye Is Bankasi 5.50%, 4/21/2019 (a)	100,000	104,237
Turkiye Vakiflar Bankasi TAO 5.00%, 10/31/2018 (a)	50,000	51,315
Yapi ve Kredi Bankasi A/S 4.00%, 1/22/2020 (a)	50,000	49,830

		609,697

UNITED ARAB EMIRATES — 2.7%
Abu Dhabi National Energy Co. PJSC 5.88%, 12/13/2021 (a)	150,000	172,737
Dolphin Energy, Ltd. 5.89%, 6/15/2019 (a)	42,400	45,177
DP World, Ltd. 6.85%, 7/2/2037 (a)	75,000	82,154
Dubai Electricity & Water Authority 7.38%, 10/21/2020 (a)	75,000	88,462

		388,530

VENEZUELA — 1.6%
Petroleos de Venezuela SA:
6.00%, 5/16/2024 (a)	250,000	88,412
6.00%, 11/15/2026 (a)	100,000	34,870
8.50%, 11/2/2017 (a)	100,000	69,953
9.00%, 11/17/2021 (a)	100,000	42,850

		236,085

TOTAL CORPORATE BONDS & NOTES (Cost $14,746,720)		14,203,895

See accompanying notes to financial statements.

412

SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

SHORT-TERM INVESTMENTS — 7.0%
State Street Navigator Securities Lending Prime Portfolio (d) (e)	$901,535	$901,535
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.25% (e) (f)	115,957	115,957

TOTAL SHORT-TERM INVESTMENTS (Cost $1,017,492)		1,017,492

TOTAL INVESTMENTS — 104.9% (Cost $15,764,212)		15,221,387
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.9)%		(705,176)

NET ASSETS — 100.0%		$14,516,211

(a)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 71.7% of net assets as of June 30, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	All or a portion of the shares of the security are on loan at June 30, 2016.
(c)	Security is currently in default and/or issuer is in bankruptcy
(d)	Investment of cash collateral for securities loaned.
(e)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(f)	The rate shown is the annualized seven-day yield at June 30, 2016.

MTN = Medium Term Note

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes
Argentina.	$—	$107,125	$—	$107,125
Barbados	—	26,093	—	26,093
Brazil	—	2,197,196	—	2,197,196
Chile	—	672,457	—	672,457
China	—	1,909,827	—	1,909,827
Colombia	—	364,313	—	364,313
Hong Kong	—	583,489	—	583,489
India	—	579,027	—	579,027
Indonesia	—	369,175	—	369,175
Israel	—	213,447	—	213,447
Jamaica	—	85,720	—	85,720
Kazakhstan	—	163,489	—	163,489
Malaysia	—	244,626	—	244,626
Mexico	—	1,888,495	—	1,888,495
Morocco	—	106,000	—	106,000
Netherlands	—	100,734	—	100,734
Peru	—	294,869	—	294,869
Qatar	—	211,835	—	211,835
Russia	—	1,421,286	—	1,421,286
Saudi Arabia	—	100,670	—	100,670
South Africa.	—	428,786	—	428,786
South Korea	—	714,886	—	714,886
Taiwan.	—	50,136	—	50,136
Thailand	—	108,652	—	108,652
Trinidad And Tobago	—	27,250	—	27,250
Turkey	—	609,697	—	609,697
United Arab Emirates	—	388,530	—	388,530
Venezuela	—	236,085	—	236,085
Short-Term Investments	1,017,492	—	—	1,017,492

TOTAL INVESTMENTS	$1,017,492	$14,203,895	$—	$15,221,387

See accompanying notes to financial statements.

413

SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	$—	1,140,052	1,024,095	115,957	$115,957	$122	$—
State Street Navigator Securities Lending Prime Portfolio	1,485,710	1,485,710	6,816,115	7,400,290	901,535	901,535	5,057	—

See accompanying notes to financial statements.

414

SPDR BofA Merrill Lynch Crossover Corporate Bond ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Principal Amount	Value

CORPORATE BONDS & NOTES — 98.4%
ADVERTISING — 0.2%
Lamar Media Corp. 5.75%, 2/1/2026 (a)	$25,000	$26,015
Omnicom Group, Inc. 6.25%, 7/15/2019	25,000	28,427
WPP Finance 2010 3.63%, 9/7/2022	25,000	26,419

		80,861

AEROSPACE & DEFENSE — 0.8%
BAE Systems Holdings, Inc. 6.38%, 6/1/2019 (a)	50,000	56,206
L-3 Communications Corp.:
4.75%, 7/15/2020	25,000	26,983
5.20%, 10/15/2019	25,000	27,219
Lockheed Martin Corp.:
2.50%, 11/23/2020	50,000	51,593
4.70%, 5/15/2046	50,000	58,939
Northrop Grumman Corp.:
3.25%, 8/1/2023	25,000	26,827
4.75%, 6/1/2043	25,000	29,824
Textron, Inc. 4.00%, 3/15/2026	25,000	26,303

		303,894

AGRICULTURE — 0.4%
Bunge, Ltd. Finance Corp. 8.50%, 6/15/2019	25,000	29,232
Reynolds American, Inc. 5.85%, 8/15/2045	50,000	63,887
Vector Group, Ltd. 7.75%, 2/15/2021 (a)	47,000	48,941

		142,060

APPAREL — 0.2%
Hanesbrands, Inc. 4.63%, 5/15/2024 (a)	61,000	61,153
Levi Strauss & Co. 6.88%, 5/1/2022	25,000	26,470

		87,623

AUTO MANUFACTURERS — 2.5%
Fiat Chrysler Automobiles NV 5.25%, 4/15/2023 (b)	200,000	198,500
Ford Motor Co. 7.45%, 7/16/2031	50,000	67,043
Ford Motor Credit Co. LLC 3.20%, 1/15/2021	200,000	206,017
General Motors Co. 6.75%, 4/1/2046	25,000	29,655
General Motors Financial Co., Inc.:
3.20%, 7/6/2021 (c)	100,000	99,670
4.20%, 3/1/2021	50,000	52,180
4.38%, 9/25/2021	50,000	52,762
4.75%, 8/15/2017	50,000	51,592
5.25%, 3/1/2026	50,000	54,354
Jaguar Land Rover Automotive PLC 5.63%, 2/1/2023 (a) (b)	75,000	78,000

		889,773

AUTO PARTS & EQUIPMENT — 1.5%
Dana Holding Corp.:
5.38%, 9/15/2021	50,000	51,275
5.50%, 12/15/2024	25,000	23,500
Delphi Automotive PLC 4.25%, 1/15/2026	50,000	54,642
Goodyear Tire & Rubber Co.:
5.00%, 5/31/2026	45,000	45,733
5.13%, 11/15/2023	25,000	25,813
Johnson Controls, Inc. 4.63%, 7/2/2044	25,000	26,406

Schaeffler Finance B.V. 4.75%, 5/15/2021 (a)	50,000	51,000
Tenneco, Inc. 5.00%, 7/15/2026	105,000	106,249
ZF North America Capital, Inc. 4.75%, 4/29/2025 (a)	150,000	151,590

		536,208

BANKS — 6.4%
Bank of America Corp.:
Series GMTN, 4.45%, 3/3/2026	30,000	31,378
Series MTN, 4.20%, 8/26/2024	100,000	103,372
Series MTN, 4.25%, 10/22/2026	75,000	77,782
Barclays PLC 4.38%, 1/12/2026	200,000	201,940
Capital One Financial Corp. 3.75%, 4/24/2024	50,000	52,164
Capital One NA/Mclean 1.65%, 2/5/2018	150,000	150,126
CIT Group, Inc.:
4.25%, 8/15/2017	100,000	101,600
5.00%, 8/15/2022	75,000	76,672
5.25%, 3/15/2018	100,000	103,250
Citigroup, Inc.:
2.70%, 3/30/2021	50,000	50,890
4.60%, 3/9/2026	70,000	74,213
5.30%, 5/6/2044	25,000	26,994
5.50%, 9/13/2025	25,000	28,024
6.13%, 8/25/2036	50,000	59,687
Citizens Financial Group, Inc. 4.30%, 12/3/2025	50,000	52,628
Credit Suisse AG 5.40%, 1/14/2020	50,000	54,279
Deutsche Bank AG 3.70%, 5/30/2024	125,000	124,256
Discover Bank/Greenwood 2.00%, 2/21/2018	25,000	25,081
Goldman Sachs Group, Inc. 6.75%, 10/1/2037	25,000	30,838
Intesa Sanpaolo SpA 5.71%, 1/15/2026 (a)	200,000	189,660
KeyCorp. Series MTN, 5.10%, 3/24/2021	50,000	56,246
Lloyds Bank PLC 6.50%, 9/14/2020 (a)	75,000	83,952
Morgan Stanley:
3.95%, 4/23/2027	50,000	50,565
4.88%, 11/1/2022	50,000	54,753
Regions Financial Corp. 7.38%, 12/10/2037	25,000	31,958
Royal Bank of Scotland Group PLC:
6.00%, 12/19/2023	100,000	101,550
6.13%, 12/15/2022	100,000	104,215
Santander UK Group Holdings PLC 3.13%, 1/8/2021	50,000	50,109
SunTrust Banks, Inc. 6.00%, 9/11/2017	50,000	52,684
Synovus Financial Corp. 7.88%, 2/15/2019	50,000	55,375
UBS Group Funding Jersey, Ltd. 4.13%, 9/24/2025 (a)	50,000	51,827

		2,308,068

BEVERAGES — 0.8%
Constellation Brands, Inc.:
3.88%, 11/15/2019	100,000	105,130
6.00%, 5/1/2022	50,000	56,000
Dr Pepper Snapple Group, Inc. 6.82%, 5/1/2018	25,000	27,472

See accompanying notes to financial statements.

415

SPDR BofA Merrill Lynch Crossover Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Molson Coors Brewing Co. 4.20%, 7/15/2046 (c)	$40,000	$40,171
Pernod Ricard SA:
2.95%, 1/15/2017 (a)	25,000	25,207
5.50%, 1/15/2042 (a)	25,000	29,809

		283,789

BIOTECHNOLOGY — 0.9%
Amgen, Inc.:
2.20%, 5/22/2019	25,000	25,642
3.63%, 5/15/2022	50,000	53,814
6.40%, 2/1/2039	100,000	130,655
Celgene Corp.:
3.25%, 8/15/2022	50,000	51,642
3.88%, 8/15/2025	50,000	53,333
4.63%, 5/15/2044	25,000	26,003

		341,089

CHEMICALS — 2.2%
Agrium, Inc. 4.90%, 6/1/2043	25,000	25,909
Albemarle Corp. 4.15%, 12/1/2024	25,000	26,178
Ashland, Inc.:
3.88%, 4/15/2018	50,000	51,031
4.75%, 8/15/2022	25,000	24,813
Blue Cube Spinco, Inc.:
9.75%, 10/15/2023 (a)	25,000	28,922
10.00%, 10/15/2025 (a)	25,000	29,141
Celanese US Holdings LLC 4.63%, 11/15/2022	50,000	53,000
CF Industries, Inc.:
3.45%, 6/1/2023	25,000	24,978
4.95%, 6/1/2043	25,000	22,988
Dow Chemical Co.:
3.50%, 10/1/2024	50,000	53,073
4.25%, 11/15/2020	25,000	27,323
4.38%, 11/15/2042	25,000	25,528
Eagle Spinco, Inc. 4.63%, 2/15/2021	100,000	101,437
Eastman Chemical Co.:
2.70%, 1/15/2020	50,000	51,423
3.60%, 8/15/2022	25,000	26,262
LYB International Finance B.V. 5.25%, 7/15/2043	25,000	27,337
LyondellBasell Industries NV 4.63%, 2/26/2055	25,000	24,399
Mosaic Co. 5.63%, 11/15/2043	25,000	27,728
NOVA Chemicals Corp. 5.25%, 8/1/2023 (a)	50,000	50,250
Rohm&Haas Co. 7.85%, 7/15/2029	25,000	34,417
Westlake Chemical Corp. 3.60%, 7/15/2022 (b)	28,000	28,658
WR Grace & Co-Conn 5.13%, 10/1/2021 (a)	50,000	51,250

		816,045

COMMERCIAL SERVICES — 1.1%
ADT Corp. 3.50%, 7/15/2022	75,000	67,125
ERAC USA Finance LLC:
2.35%, 10/15/2019 (a)	25,000	25,472
7.00%, 10/15/2037 (a)	50,000	68,119
Moody’s Corp. 2.75%, 7/15/2019	50,000	51,566

Prime Security One MS, Inc. 4.88%, 7/15/2032 (a)	50,000	37,969
Service Corp. International/US 5.38%, 1/15/2022	25,000	25,687
Total System Services, Inc. 3.80%, 4/1/2021	10,000	10,588
United Rentals North America, Inc. 4.63%, 7/15/2023	50,000	50,375
Western Union Co. 2.88%, 12/10/2017	50,000	50,840

		387,741

CONSTRUCTION MATERIALS — 1.0%
Lafarge SA 7.13%, 7/15/2036	25,000	30,381
Louisiana-Pacific Corp. 7.50%, 6/1/2020	25,000	25,828
Masco Corp.:
4.38%, 4/1/2026	25,000	25,922
5.95%, 3/15/2022	50,000	55,687
6.50%, 8/15/2032	25,000	26,594
Owens Corning 4.20%, 12/15/2022	50,000	53,317
Standard Industries, Inc. 5.38%, 11/15/2024 (a)	50,000	51,000
USG Corp. 5.88%, 11/1/2021 (a)	25,000	26,156
Vulcan Materials Co. 7.50%, 6/15/2021	50,000	60,065

		354,950

DISTRIBUTION & WHOLESALE — 0.1%
Rexel SA 5.25%, 6/15/2020 (a)	50,000	51,875

DIVERSIFIED FINANCIAL SERVICES — 5.6%
AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust 3.75%, 5/15/2019	50,000	50,688
Air Lease Corp. 5.63%, 4/1/2017	50,000	51,063
Aircastle, Ltd.:
5.13%, 3/15/2021	25,000	26,219
6.25%, 12/1/2019	60,000	65,100
Ally Financial, Inc.:
3.25%, 2/13/2018	50,000	50,250
3.25%, 11/5/2018	100,000	99,630
3.50%, 1/27/2019	5,000	5,006
3.60%, 5/21/2018	100,000	100,250
5.75%, 11/20/2025	25,000	25,000
8.00%, 11/1/2031	150,000	174,000
Credit Acceptance Corp. 6.13%, 2/15/2021	25,000	23,813
Denali Borrower LLC/Denali Finance Corp. 5.63%, 10/15/2020 (a)	50,000	52,450
Discover Financial Services 3.95%, 11/6/2024	50,000	51,247
E*TRADE Financial Corp. 5.38%, 11/15/2022	50,000	52,750
Icahn Enterprises L.P./Icahn Enterprises Finance Corp.:
3.50%, 3/15/2017	50,000	50,215
5.88%, 2/1/2022	75,000	70,410
6.00%, 8/1/2020	50,000	49,250
International Lease Finance Corp.:
3.88%, 4/15/2018	50,000	50,790
4.63%, 4/15/2021	50,000	51,875
5.88%, 4/1/2019	50,000	53,155
5.88%, 8/15/2022	75,000	81,187
7.13%, 9/1/2018 (a)	50,000	54,897
8.75%, 3/15/2017	50,000	51,950

See accompanying notes to financial statements.

416

SPDR BofA Merrill Lynch Crossover Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Jefferies Group LLC 6.50%, 1/20/2043	$25,000	$24,823
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 5.88%, 8/1/2021 (a)	50,000	44,750
Legg Mason, Inc. 4.75%, 3/15/2026	50,000	52,725
Macquarie Group, Ltd. 7.63%, 8/13/2019 (a)	50,000	58,042
Nasdaq, Inc.:
3.85%, 6/30/2026	5,000	5,080
5.25%, 1/16/2018	25,000	26,392
Navient Corp.:
8.45%, 6/15/2018	50,000	53,870
Series MTNSeries MTN, 6.00%, 1/25/2017	50,000	50,625
Series MTN, 6.13%, 3/25/2024	75,000	65,812
Series MTN, 8.00%, 3/25/2020	200,000	204,380
NewStar Financial, Inc. 7.25%, 5/1/2020	25,000	23,625
Nomura Holdings, Inc. 6.70%, 3/4/2020	50,000	58,053
Synchrony Financial 4.25%, 8/15/2024	25,000	25,873

		2,035,245

ELECTRIC — 3.8%
AEP Texas Central Co. Series E, 6.65%, 2/15/2033	50,000	64,433
AES Corp.:
5.50%, 3/15/2024	50,000	51,190
7.38%, 7/1/2021	50,000	56,500
Calpine Corp. 7.88%, 1/15/2023 (a)	61,000	64,355
Dominion Resources, Inc.:
4.10%, 4/1/2021 (d)	80,000	84,659
Series A, 1.40%, 9/15/2017	25,000	24,966
DPL, Inc. 7.25%, 10/15/2021	50,000	48,750
Duke Energy Corp.:
2.10%, 6/15/2018	25,000	25,222
3.75%, 4/15/2024	25,000	26,845
EDP Finance B.V. 4.13%, 1/15/2020 (a)	50,000	51,580
Enel Finance International NV 6.00%, 10/7/2039 (a)	50,000	59,086
Entergy Texas, Inc. 5.15%, 6/1/2045	25,000	26,765
Eversource Energy 1.45%, 5/1/2018	50,000	50,070
Exelon Generation Co. LLC:
5.60%, 6/15/2042	50,000	52,278
6.20%, 10/1/2017	50,000	52,830
FirstEnergy Corp.:
Series A, 2.75%, 3/15/2018	50,000	50,505
Series B, 4.25%, 3/15/2023	75,000	77,117
Kansas City Power & Light Co. 3.15%, 3/15/2023	25,000	25,674
NextEra Energy Capital Holdings, Inc. 1.59%, 6/1/2017	50,000	50,120
NRG Yield Operating LLC 5.38%, 8/15/2024 (b)	50,000	49,000
NV Energy, Inc. 6.25%, 11/15/2020	25,000	29,598
Pacific Gas & Electric Co.:
3.75%, 2/15/2024	50,000	54,689
5.80%, 3/1/2037	25,000	32,545
6.05%, 3/1/2034	50,000	66,618
PPL Capital Funding, Inc. 4.20%, 6/15/2022 (b)	40,000	43,518

Progress Energy, Inc. 7.75%, 3/1/2031	25,000	35,004
Puget Energy, Inc. 5.63%, 7/15/2022	25,000	28,543
Southwestern Electric Power Co. Series E, 5.55%, 1/15/2017	50,000	51,140
Toledo Edison Co. 6.15%, 5/15/2037	50,000	61,464

		1,395,064

ELECTRICAL COMPONENTS & EQUIPMENT — 0.2%
Anixter, Inc. 5.13%, 10/1/2021	50,000	51,375
Energizer Holdings, Inc. 5.50%, 6/15/2025 (a)	25,000	24,875

		76,250

ELECTRONICS — 0.6%
Agilent Technologies, Inc. 3.88%, 7/15/2023	25,000	26,464
Amphenol Corp. 2.55%, 1/30/2019	50,000	50,865
Arrow Electronics, Inc. 3.50%, 4/1/2022	25,000	25,618
Avnet, Inc. 4.63%, 4/15/2026	25,000	25,967
Flextronics International, Ltd. 5.00%, 2/15/2023	50,000	51,875
Jabil Circuit, Inc. 4.70%, 9/15/2022	50,000	50,250

		231,039

ENGINEERING & CONSTRUCTION — 0.1%
MasTec, Inc. 4.88%, 3/15/2023	25,000	23,250
Sydney Airport Finance Co. Pty, Ltd. 3.90%, 3/22/2023 (a)	25,000	26,757

		50,007

ENTERTAINMENT — 1.0%
GLP Capital L.P./GLP Financing II, Inc.:
4.88%, 11/1/2020	50,000	52,125
5.38%, 4/15/2026	100,000	102,750
International Game Technology PLC 6.25%, 2/15/2022 (a)	150,000	152,437
Scientific Games International, Inc. 7.00%, 1/1/2022 (a)	50,000	50,375

		357,687

ENVIRONMENTAL CONTROL — 0.4%
Clean Harbors, Inc. 5.25%, 8/1/2020	50,000	51,190
Republic Services, Inc. 3.55%, 6/1/2022	25,000	26,998
Waste Management, Inc. 3.50%, 5/15/2024	50,000	54,041

		132,229

FOOD — 2.2%
C&S Group Enterprises LLC 5.38%, 7/15/2022 (a)	25,000	23,688
Campbell Soup Co. 4.25%, 4/15/2021	25,000	27,433
ConAgra Foods, Inc. 3.20%, 1/25/2023	20,000	20,633
Darling Ingredients, Inc. 5.38%, 1/15/2022	25,000	25,797
General Mills, Inc. 5.40%, 6/15/2040	25,000	30,986
JM Smucker Co. 4.25%, 3/15/2035	50,000	54,283
Kellogg Co. 4.50%, 4/1/2046	25,000	26,773
Kraft Heinz Foods Co.:
3.00%, 6/1/2026 (a)	55,000	55,450
3.50%, 6/6/2022	25,000	26,588
4.38%, 6/1/2046 (a)	30,000	31,726
4.88%, 2/15/2025 (a)	60,000	65,802
6.13%, 8/23/2018	25,000	27,417

See accompanying notes to financial statements.

417

SPDR BofA Merrill Lynch Crossover Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Kroger Co.:
3.50%, 2/1/2026 (b)	$50,000	$53,879
5.15%, 8/1/2043	25,000	29,836
Mondelez International, Inc. 6.50%, 2/9/2040	25,000	33,915
Smithfield Foods, Inc. 6.63%, 8/15/2022	50,000	52,235
Sysco Corp. 3.30%, 7/15/2026	25,000	25,937
TreeHouse Foods, Inc. 6.00%, 2/15/2024 (a)	35,000	37,100
Tyson Foods, Inc. 2.65%, 8/15/2019	50,000	51,367
Whole Foods Market, Inc. 5.20%, 12/3/2025 (a)	50,000	53,909
Wm Wrigley Jr Co. 2.40%, 10/21/2018 (a)	25,000	25,496

		780,250

FOREST PRODUCTS & PAPER — 0.3%
Clearwater Paper Corp. 5.38%, 2/1/2025 (a)	25,000	25,000
International Paper Co. 7.95%, 6/15/2018	50,000	56,360
Resolute Forest Products, Inc. 5.88%, 5/15/2023	25,000	19,609

		100,969

GAS — 0.8%
AGL Capital Corp. 4.40%, 6/1/2043	25,000	25,571
AmeriGas Partners L.P./AmeriGas Finance Corp.:
5.63%, 5/20/2024	60,000	60,900
5.88%, 8/20/2026	60,000	59,928
CenterPoint Energy Resources Corp. 4.50%, 1/15/2021	50,000	54,255
National Fuel Gas Co. 4.90%, 12/1/2021	25,000	26,316
Sempra Energy 2.30%, 4/1/2017	50,000	50,414

		277,384

HEALTH CARE PRODUCTS — 0.7%
Becton Dickinson and Co. 3.13%, 11/8/2021	50,000	52,462
Fresenius US Finance II, Inc. 4.50%, 1/15/2023 (a)	50,000	51,125
Life Technologies Corp. 6.00%, 3/1/2020	25,000	28,213
Thermo Fisher Scientific, Inc.:
3.60%, 8/15/2021	25,000	26,502
5.30%, 2/1/2044	25,000	29,063
Zimmer Biomet Holdings, Inc. 4.25%, 8/15/2035	50,000	50,123

		237,488

HEALTH CARE SERVICES — 4.2%
Anthem, Inc.:
4.65%, 1/15/2043	50,000	52,181
4.65%, 8/15/2044	25,000	26,624
Centene Corp. 4.75%, 5/15/2022	60,000	61,200
Centene Escrow Corp. 6.13%, 2/15/2024 (a)	47,000	49,966
CHS/Community Health Systems, Inc.:
5.13%, 8/15/2018	11,000	11,138
5.13%, 8/1/2021	50,000	49,625
Fresenius Medical Care US Finance II, Inc.:
5.63%, 7/31/2019 (a)	50,000	54,155
5.88%, 1/31/2022 (a)	50,000	54,815

HCA, Inc.:
5.25%, 6/15/2026	150,000	154,875
5.38%, 2/1/2025	150,000	153,750
5.88%, 5/1/2023	50,000	53,250
5.88%, 2/15/2026	100,000	103,750
6.50%, 2/15/2020	50,000	55,315
7.50%, 2/15/2022	50,000	56,850
Humana, Inc. 2.63%, 10/1/2019	25,000	25,686
Laboratory Corp. of America Holdings 3.75%, 8/23/2022	50,000	52,647
LifePoint Health, Inc.:
5.38%, 5/1/2024 (a)	70,000	70,350
5.50%, 12/1/2021	50,000	52,125
MEDNAX, Inc. 5.25%, 12/1/2023 (a)	60,000	60,562
Quest Diagnostics, Inc. 4.70%, 4/1/2021	25,000	27,508
Tenet Healthcare Corp.:
4.38%, 10/1/2021	50,000	49,625
4.75%, 6/1/2020	25,000	25,545
6.00%, 10/1/2020	75,000	79,312
Universal Health Services, Inc.:
3.75%, 8/1/2019 (a)	25,000	25,656
5.00%, 6/1/2026 (a)	50,000	50,125
WellCare Health Plans, Inc. 5.75%, 11/15/2020	50,000	51,690

		1,508,325

HOLDING COMPANIES-DIVERS — 0.1%
HRG Group, Inc. 7.88%, 7/15/2019	50,000	52,315

HOME BUILDERS — 1.1%
CalAtlantic Group, Inc. 5.38%, 10/1/2022	50,000	50,875
DR Horton, Inc.:
3.75%, 3/1/2019	50,000	50,781
4.75%, 2/15/2023	50,000	51,812
Lennar Corp.:
4.50%, 11/15/2019	50,000	52,250
4.75%, 12/15/2017	25,000	25,391
MDC Holdings, Inc. 5.50%, 1/15/2024	25,000	24,750
PulteGroup, Inc. 6.38%, 5/15/2033	50,000	51,875
Toll Brothers Finance Corp.:
5.63%, 1/15/2024	50,000	51,875
6.75%, 11/1/2019	50,000	56,250

		415,859

HOME FURNISHINGS — 0.2%
Tempur Sealy International, Inc. 5.50%, 6/15/2026 (a)	64,000	63,360
Whirlpool Corp. 4.00%, 3/1/2024	25,000	27,127

		90,487

HOUSEHOLD PRODUCTS & WARES — 0.1%
ACCO Brands Corp. 6.75%, 4/30/2020	25,000	26,408
Clorox Co. 3.50%, 12/15/2024	25,000	26,768

		53,176

HOUSEWARES — 0.2%
Newell Brands, Inc.:
2.88%, 12/1/2019	25,000	25,692
4.00%, 12/1/2024	50,000	52,250

		77,942

See accompanying notes to financial statements.

418

SPDR BofA Merrill Lynch Crossover Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

INSURANCE — 2.2%
Allstate Corp. 5.75%, 8/15/2053 (e)	$50,000	$51,275
American International Group, Inc.:
3.30%, 3/1/2021	30,000	30,993
4.13%, 2/15/2024	50,000	52,747
4.50%, 7/16/2044	50,000	48,372
Aon PLC 4.45%, 5/24/2043	25,000	24,995
AXA SA 8.60%, 12/15/2030	50,000	68,500
CNA Financial Corp. 3.95%, 5/15/2024	25,000	26,290
Hartford Financial Services Group, Inc.:
4.30%, 4/15/2043	25,000	24,972
5.13%, 4/15/2022	25,000	28,432
Liberty Mutual Group, Inc. 4.95%, 5/1/2022 (a)	75,000	82,880
Lincoln National Corp. 6.15%, 4/7/2036	50,000	58,590
MetLife, Inc. 6.40%, 12/15/2066	50,000	53,376
Nationwide Financial Services, Inc. Series SR, 5.38%, 3/25/2021 (a)	25,000	27,923
Pacific LifeCorp 6.00%, 2/10/2020 (a)	50,000	55,900
Principal Financial Group, Inc. 3.30%, 9/15/2022	50,000	51,922
Prudential Financial, Inc. 5.20%, 3/15/2044 (e)	50,000	49,025
XLIT, Ltd. 5.75%, 10/1/2021	50,000	57,185

		793,377

INTERNET — 0.7%
eBay, Inc.:
2.50%, 3/9/2018	25,000	25,456
3.80%, 3/9/2022	50,000	53,129
Expedia, Inc. 5.00%, 2/15/2026 (a)	50,000	51,836
IAC/InterActiveCorp 4.88%, 11/30/2018	47,000	47,884
Symantec Corp. 2.75%, 6/15/2017	25,000	25,124
VeriSign, Inc. 4.63%, 5/1/2023	50,000	50,500

		253,929

INVESTMENT COMPANY SECURITY — 0.1%
FS Investment Corp. 4.00%, 7/15/2019 (b)	50,000	50,505

IRON/STEEL — 1.3%
ArcelorMittal:
6.25%, 8/5/2020	50,000	51,750
6.50%, 3/1/2021	50,000	51,750
8.00%, 10/15/2039	50,000	48,250
Commercial Metals Co. 4.88%, 5/15/2023	50,000	47,250
Steel Dynamics, Inc. 6.13%, 8/15/2019	50,000	51,687
United States Steel Corp. 8.38%, 7/1/2021 (a)	32,000	33,613
Vale Overseas, Ltd. 5.88%, 6/10/2021	200,000	200,250

		484,550

IT SERVICES — 1.3%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
4.42%, 6/15/2021 (a)	25,000	25,690
5.88%, 6/15/2021 (a)	45,000	45,985
6.02%, 6/15/2026 (a)	20,000	20,850
7.13%, 6/15/2024 (a)	50,000	52,125
8.35%, 7/15/2046 (a)	35,000	37,629

Hewlett Packard Enterprise Co.:
2.85%, 10/5/2018 (a)	75,000	76,804
6.35%, 10/15/2045 (a)	25,000	24,891
HP, Inc.:
4.05%, 9/15/2022	25,000	26,503
6.00%, 9/15/2041	25,000	23,953
Leidos Holdings, Inc. 4.45%, 12/1/2020	50,000	50,094
NCR Corp. 5.00%, 7/15/2022	50,000	49,250
Seagate HDD Cayman:
4.75%, 6/1/2023	10,000	8,452
4.75%, 1/1/2025	50,000	39,563

		481,789

LEISURE TIME — 0.1%
Royal Caribbean Cruises, Ltd. 5.25%, 11/15/2022	50,000	52,500

LODGING — 0.7%
Choice Hotels International, Inc. 5.75%, 7/1/2022	25,000	27,039
Hyatt Hotels Corp. 4.85%, 3/15/2026	25,000	27,189
Marriott International, Inc. 3.38%, 10/15/2020	25,000	26,322
Starwood Hotels & Resorts Worldwide, Inc. 3.75%, 3/15/2025	25,000	26,029
Wyndham Worldwide Corp. 2.50%, 3/1/2018	50,000	50,521
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.38%, 3/15/2022	100,000	101,250

		258,350

MACHINERY, CONSTRUCTION & MINING — 0.1%
Joy Global, Inc. 5.13%, 10/15/2021	25,000	23,438

MACHINERY-DIVERSIFIED — 0.8%
CNH Industrial Capital LLC 4.38%, 11/6/2020 (b)	175,000	176,750
Roper Technologies, Inc. 2.05%, 10/1/2018	50,000	50,607
SPX FLOW, Inc. 6.88%, 9/1/2017	50,000	52,063

		279,420

MEDIA — 7.4%
21st Century Fox America, Inc.:
5.40%, 10/1/2043	25,000	29,038
6.20%, 12/15/2034	25,000	31,346
6.40%, 12/15/2035	50,000	63,486
Altice US Finance I Corp. 5.38%, 7/15/2023 (a)	50,000	49,313
AMC Networks, Inc. 5.00%, 4/1/2024	100,000	98,510
CBS Corp. 3.38%, 3/1/2022	50,000	52,101
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.13%, 2/15/2023	125,000	126,939
5.13%, 5/1/2023 (a)	100,000	100,500
5.75%, 2/15/2026 (a)	90,000	92,475
5.88%, 4/1/2024 (a)	100,000	103,500
Charter Communications Operating LLC/Charter Communications Operating Capital:
4.91%, 7/23/2025 (a)	50,000	54,665
6.38%, 10/23/2035 (a)	25,000	29,605
6.83%, 10/23/2055 (a)	50,000	59,451

See accompanying notes to financial statements.

419

SPDR BofA Merrill Lynch Crossover Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Cox Communications, Inc.:
3.25%, 12/15/2022 (a)	$75,000	$74,791
4.80%, 2/1/2035 (a)	50,000	46,719
CSC Holdings LLC:
5.25%, 6/1/2024 (b)	25,000	22,594
6.75%, 11/15/2021	100,000	102,000
Discovery Communications LLC 4.90%, 3/11/2026	100,000	106,047
DISH DBS Corp.:
4.25%, 4/1/2018	150,000	153,562
5.13%, 5/1/2020	75,000	76,080
5.88%, 7/15/2022	50,000	48,500
5.88%, 11/15/2024	100,000	93,300
7.75%, 7/1/2026 (a)	29,000	29,798
Historic TW, Inc. 6.63%, 5/15/2029	25,000	32,607
Nielsen Finance LLC/Nielsen Finance Co.:
4.50%, 10/1/2020	50,000	50,815
5.00%, 4/15/2022 (a)	50,000	50,940
Pearson Funding Five PLC 3.25%, 5/8/2023 (a)	25,000	24,441
Sirius XM Radio, Inc.:
5.38%, 7/15/2026 (a)	121,000	119,790
5.88%, 10/1/2020 (a)	25,000	25,781
6.00%, 7/15/2024 (a)	50,000	51,690
Starz LLC/Starz Finance Corp. 5.00%, 9/15/2019	50,000	50,940
TEGNA, Inc.:
5.13%, 10/15/2019	50,000	51,530
5.13%, 7/15/2020	50,000	51,781
Thomson Reuters Corp. 4.30%, 11/23/2023	25,000	27,272
Time Warner Cable, Inc.:
4.00%, 9/1/2021	75,000	79,723
6.75%, 7/1/2018	75,000	82,240
6.75%, 6/15/2039	25,000	29,372
Time Warner, Inc.:
4.65%, 6/1/2044	25,000	26,278
4.88%, 3/15/2020	50,000	55,540
6.25%, 3/29/2041	25,000	31,461
7.63%, 4/15/2031	50,000	68,582
Viacom, Inc.:
4.38%, 3/15/2043	20,000	16,155
5.25%, 4/1/2044	50,000	46,854
6.88%, 4/30/2036	25,000	27,445
Videotron, Ltd. 5.00%, 7/15/2022	50,000	51,750

		2,697,307

MINING — 3.4%
Alcoa, Inc.:
5.87%, 2/23/2022	75,000	78,390
5.95%, 2/1/2037	50,000	46,469
6.15%, 8/15/2020	25,000	27,062
6.75%, 7/15/2018	50,000	54,062
6.75%, 1/15/2028	50,000	51,500
Anglo American Capital PLC:
4.13%, 9/27/2022 (a)	25,000	23,188
9.38%, 4/8/2019 (a)	100,000	114,480
Barrick North America Finance LLC 5.75%, 5/1/2043	50,000	54,294
BHP Billiton Finance USA, Ltd.
VRN, 6.25%, 10/19/2075 (a) (e)	50,000	52,650

Eldorado Gold Corp. 6.13%, 12/15/2020 (a)	30,000	29,925
FMG Resources August 2006 Pty, Ltd. 9.75%, 3/1/2022 (a)	100,000	110,380
Freeport-McMoRan, Inc.:
2.38%, 3/15/2018	100,000	98,000
3.10%, 3/15/2020	100,000	94,000
3.55%, 3/1/2022 (b)	50,000	44,000
5.45%, 3/15/2043	25,000	20,063
Glencore Finance Canada, Ltd. 4.95%, 11/15/2021 (a) (b)	75,000	75,000
Glencore Funding LLC 4.13%, 5/30/2023 (a)	25,000	23,000
Goldcorp, Inc. 3.63%, 6/9/2021	50,000	51,504
Kinross Gold Corp. 5.13%, 9/1/2021	25,000	25,052
Newmont Mining Corp.:
3.50%, 3/15/2022	25,000	25,960
4.88%, 3/15/2042	25,000	24,720
6.25%, 10/1/2039	25,000	27,823
Teck Resources, Ltd.:
8.00%, 6/1/2021 (a) (b)	25,000	25,687
8.50%, 6/1/2024 (a)	50,000	51,875

		1,229,084

MISCELLANEOUS MANUFACTURER — 0.3%
Amsted Industries, Inc. 5.38%, 9/15/2024 (a)	50,000	49,000
Pentair Finance SA 3.15%, 9/15/2022	50,000	49,569

		98,569

OFFICE & BUSINESS EQUIPMENT — 0.2%
Xerox Corp.:
4.50%, 5/15/2021	50,000	50,557
6.35%, 5/15/2018	25,000	26,731

		77,288

OIL & GAS — 7.1%
Anadarko Petroleum Corp.:
4.85%, 3/15/2021	50,000	53,031
5.55%, 3/15/2026 (b)	50,000	55,214
6.38%, 9/15/2017	7,000	7,368
Antero Resources Corp. 5.38%, 11/1/2021	100,000	97,750
Apache Corp. 3.25%, 4/15/2022	75,000	76,830
Canadian Natural Resources, Ltd. 6.25%, 3/15/2038	50,000	54,353
Cenovus Energy, Inc.:
3.00%, 8/15/2022	25,000	22,984
4.45%, 9/15/2042	25,000	19,875
5.70%, 10/15/2019	50,000	53,140
6.75%, 11/15/2039	50,000	52,531
Cimarex Energy Co. 4.38%, 6/1/2024	25,000	26,144
Concho Resources, Inc.:
5.50%, 4/1/2023	100,000	100,250
7.00%, 1/15/2021	25,000	25,906
Continental Resources, Inc.:
4.50%, 4/15/2023	50,000	46,625
5.00%, 9/15/2022 (b)	50,000	48,260
Devon Energy Corp. 3.25%, 5/15/2022 (b)	50,000	48,490
Encana Corp.:
3.90%, 11/15/2021 (b)	25,000	24,313

See accompanying notes to financial statements.

420

SPDR BofA Merrill Lynch Crossover Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

6.50%, 5/15/2019	$50,000	$53,094
6.50%, 8/15/2034	25,000	25,061
6.50%, 2/1/2038	50,000	49,656
Ensco PLC 5.20%, 3/15/2025	100,000	69,500
EQT Corp. 6.50%, 4/1/2018	25,000	26,048
Hess Corp. 7.13%, 3/15/2033	25,000	27,954
Hilcorp Energy I L.P./Hilcorp Finance Co. 5.00%, 12/1/2024 (a)	50,000	46,620
Husky Energy, Inc. 3.95%, 4/15/2022	50,000	51,714
Marathon Oil Corp. 2.80%, 11/1/2022	50,000	45,346
Marathon Petroleum Corp.:
5.13%, 3/1/2021	25,000	27,645
6.50%, 3/1/2041	25,000	26,549
Murphy Oil Corp. 3.50%, 12/1/2017	25,000	24,953
Murphy Oil USA, Inc. 6.00%, 8/15/2023	25,000	25,875
Nabors Industries, Inc.:
4.63%, 9/15/2021	50,000	45,882
6.15%, 2/15/2018	50,000	51,435
Newfield Exploration Co. 5.63%, 7/1/2024	100,000	100,000
Noble Energy, Inc.:
4.15%, 12/15/2021	25,000	26,287
6.00%, 3/1/2041	25,000	26,886
Noble Holding International, Ltd.:
3.95%, 3/15/2022	25,000	17,406
6.95%, 4/1/2025	100,000	79,750
PBF Holding Co. LLC/PBF Finance Corp.:
7.00%, 11/15/2023 (a)	60,000	57,712
8.25%, 2/15/2020	25,000	25,875
Phillips 66:
4.30%, 4/1/2022	25,000	27,305
4.88%, 11/15/2044	50,000	54,578
Pioneer Natural Resources Co. 6.65%, 3/15/2017	25,000	25,874
Pride International, Inc. 6.88%, 8/15/2020	25,000	23,625
QEP Resources, Inc. 5.25%, 5/1/2023	25,000	22,813
Range Resources Corp. 5.00%, 8/15/2022	100,000	94,250
Rowan Cos., Inc.:
4.88%, 6/1/2022	25,000	21,813
5.00%, 9/1/2017	100,000	101,312
5.85%, 1/15/2044	25,000	16,753
Southwestern Energy Co.:
3.30%, 1/23/2018	75,000	76,650
4.05%, 1/23/2020	25,000	24,563
7.50%, 2/1/2018	50,000	53,062
Suncor Energy, Inc. 6.10%, 6/1/2018	25,000	27,034
Sunoco L.P./Sunoco Finance Corp. 6.25%, 4/15/2021 (a)	16,000	15,920
Tesoro Corp. 5.13%, 4/1/2024	50,000	50,250
Transocean, Inc. 3.75%, 10/15/2017	150,000	151,312
Valero Energy Corp. 6.63%, 6/15/2037	50,000	54,859

		2,586,285

OIL & GAS SERVICES — 0.3%
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc.:
6.50%, 11/15/2020	34,000	33,986
6.88%, 2/15/2023	50,000	48,250
Weatherford International, Ltd. 6.50%, 8/1/2036	25,000	17,938

		100,174

PACKAGING & CONTAINERS — 1.0%
Ball Corp.:
4.38%, 12/15/2020	60,000	62,928
5.00%, 3/15/2022	25,000	26,475
Crown Americas LLC/Crown Americas Capital Corp. IV 4.50%, 1/15/2023	50,000	51,000
Graphic Packaging International, Inc. 4.88%, 11/15/2022	50,000	52,000
Packaging Corp. of America 4.50%, 11/1/2023	25,000	27,155
Sealed Air Corp. 6.50%, 12/1/2020 (a)	66,000	74,910
Silgan Holdings, Inc. 5.50%, 2/1/2022	25,000	25,812
WestRock RKT Co. 4.90%, 3/1/2022	50,000	55,503

		375,783

PHARMACEUTICALS — 1.5%
Actavis Funding SCS:
3.80%, 3/15/2025	100,000	104,183
4.55%, 3/15/2035	50,000	51,386
Actavis, Inc. 3.25%, 10/1/2022	50,000	51,084
AmerisourceBergen Corp. 1.15%, 5/15/2017	25,000	24,994
Baxalta, Inc. 2.00%, 6/22/2018	50,000	50,025
Cardinal Health, Inc. 1.70%, 3/15/2018	25,000	25,169
Express Scripts Holding Co.:
2.65%, 2/15/2017	50,000	50,532
4.50%, 2/25/2026	50,000	54,932
Forest Laboratories LLC 4.38%, 2/1/2019 (a)	50,000	52,737
McKesson Corp. 4.75%, 3/1/2021	25,000	27,584
Zoetis, Inc. 4.50%, 11/13/2025	50,000	55,142

		547,768

PIPELINES — 6.6%
Boardwalk Pipelines L.P.:
3.38%, 2/1/2023 (b)	25,000	22,921
5.95%, 6/1/2026	50,000	52,521
Buckeye Partners L.P. 2.65%, 11/15/2018	25,000	25,353
DCP Midstream LLC 5.35%, 3/15/2020 (a)	25,000	24,312
DCP Midstream Operating L.P.:
2.70%, 4/1/2019	25,000	23,955
4.95%, 4/1/2022	75,000	73,687
El Paso Natural Gas Co. LLC 5.95%, 4/15/2017	25,000	25,733
Enable Midstream Partners L.P. 2.40%, 5/15/2019 (b)	25,000	23,475
Energy Transfer Equity L.P.:
5.88%, 1/15/2024	50,000	49,125
7.50%, 10/15/2020	50,000	53,500
Energy Transfer Partners L.P.:
4.15%, 10/1/2020	50,000	50,748
6.50%, 2/1/2042	50,000	52,503
6.63%, 10/15/2036	1,000	1,047
Enterprise Products Operating LLC:
3.35%, 3/15/2023	100,000	102,727
4.85%, 3/15/2044	50,000	53,110
Kinder Morgan Energy Partners L.P.:
5.00%, 3/1/2043	25,000	23,670
6.50%, 9/1/2039	50,000	52,293

See accompanying notes to financial statements.

421

SPDR BofA Merrill Lynch Crossover Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Kinder Morgan Finance Co. LLC 6.00%, 1/15/2018 (a)	$50,000	$52,610
Kinder Morgan, Inc.:
3.05%, 12/1/2019	25,000	25,261
Series GMTN, 7.75%, 1/15/2032	50,000	56,288
Magellan Midstream Partners L.P. 5.00%, 3/1/2026	50,000	56,562
MPLX L.P. 5.50%, 2/15/2023 (a)	75,000	76,200
NuStar Logistics L.P. 4.80%, 9/1/2020	50,000	47,375
ONEOK Partners L.P.:
2.00%, 10/1/2017	25,000	24,965
3.38%, 10/1/2022	25,000	24,460
ONEOK, Inc.
7.50%, 9/1/2023	50,000	53,155
Plains All American Pipeline L.P. / PAA Finance Corp. 6.50%, 5/1/2018	21,000	22,334
Plains All American Pipeline L.P./PAA Finance Corp.:
3.65%, 6/1/2022	25,000	24,517
5.15%, 6/1/2042	25,000	22,215
Regency Energy Partners L.P./Regency Energy Finance Corp. 5.50%, 4/15/2023	50,000	50,445
Rockies Express Pipeline LLC:
5.63%, 4/15/2020 (a)	50,000	49,875
6.85%, 7/15/2018 (a)	50,000	52,125
Sabine Pass Liquefaction LLC:
5.63%, 2/1/2021	100,000	100,500
5.63%, 4/15/2023	50,000	50,187
5.63%, 3/1/2025	50,000	49,750
5.88%, 6/30/2026 (a)	100,000	100,000
Sabine Pass LNG L.P. 6.50%, 11/1/2020	50,000	52,000
Spectra Energy Capital LLC 3.30%, 3/15/2023	50,000	48,053
Sunoco Logistics Partners Operations L.P. 5.95%, 12/1/2025	50,000	56,143
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.:
5.00%, 1/15/2018	50,000	51,250
5.25%, 5/1/2023	50,000	47,250
6.38%, 8/1/2022	50,000	50,125
Tennessee Gas Pipeline Co. LLC 7.00%, 3/15/2027	50,000	53,408
Tesoro Logistics L.P./Tesoro Logistics Finance Corp. 5.88%, 10/1/2020	50,000	51,375
Transcontinental Gas Pipe Line Co. LLC 7.85%, 2/1/2026 (a)	100,000	124,450
Western Gas Partners L.P.:
4.00%, 7/1/2022	50,000	48,719
4.65%, 7/1/2026 (c)	25,000	24,949
Williams Cos., Inc.:
4.55%, 6/24/2024	50,000	46,000
7.88%, 9/1/2021	50,000	53,750
Williams Partners L.P.:
4.90%, 1/15/2045	25,000	21,237
5.25%, 3/15/2020	25,000	25,722

		2,403,935

REAL ESTATE — 0.3%
CBRE Services, Inc. 5.00%, 3/15/2023	50,000	51,750

Prologis L.P. 2.75%, 2/15/2019	50,000	51,386

		103,136

REAL ESTATE INVESTMENT TRUSTS — 3.4%
Alexandria Real Estate Equities, Inc. 3.90%, 6/15/2023	25,000	25,956
American Tower Corp. 4.40%, 2/15/2026	100,000	108,570
AvalonBay Communities, Inc. Series GMTN, 3.63%, 10/1/2020	25,000	26,685
Boston Properties L.P. 3.85%, 2/1/2023	50,000	53,507
Brixmor Operating Partnership L.P. 4.13%, 6/15/2026	10,000	10,260
Communications Sales & Leasing, Inc./CSL Capital LLC 6.00%, 4/15/2023 (a)	13,000	13,163
Crown Castle International Corp.:
3.70%, 6/15/2026	35,000	36,109
4.88%, 4/15/2022	25,000	27,455
Digital Realty Trust L.P. 5.25%, 3/15/2021	25,000	28,102
DuPont Fabros Technology L.P. 5.88%, 9/15/2021	25,000	26,125
EPR Properties 5.75%, 8/15/2022	50,000	54,300
Equinix, Inc.:
5.38%, 4/1/2023	50,000	51,500
5.88%, 1/15/2026	65,000	67,561
HCP, Inc.:
3.88%, 8/15/2024	50,000	50,277
4.00%, 6/1/2025	50,000	50,386
Host Hotels & Resorts L.P. Series F, 4.50%, 2/1/2026	50,000	52,721
Kimco Realty Corp. 3.20%, 5/1/2021	25,000	25,969
Liberty Property L.P. 6.63%, 10/1/2017	25,000	26,496
MPT Operating Partnership L.P./MPT Finance Corp. 6.88%, 5/1/2021	25,000	25,875
Omega Healthcare Investors, Inc. 4.38%, 8/1/2023 (c)	25,000	24,935
Realty Income Corp. 3.88%, 7/15/2024	25,000	26,257
Select Income REIT 4.50%, 2/1/2025	75,000	73,716
Ventas Realty L.P. / Ventas Capital Corp.:
2.70%, 4/1/2020	50,000	51,028
3.25%, 8/15/2022	25,000	25,837
Vereit Operating Partnership L.P.:
2.00%, 2/6/2017	50,000	50,400
3.00%, 2/6/2019	50,000	50,065
VEREIT Operating Partnership L.P. 4.88%, 6/1/2026	38,000	38,904
Welltower, Inc.:
4.13%, 4/1/2019	50,000	52,901
4.25%, 4/1/2026	50,000	53,751
Weyerhaeuser Co. 7.38%, 10/1/2019	25,000	28,736

		1,237,547

RETAIL — 3.3%
AutoNation, Inc. 4.50%, 10/1/2025	20,000	21,119
AutoZone, Inc. 3.13%, 4/21/2026	25,000	25,621
Bed Bath & Beyond, Inc. 4.92%, 8/1/2034	25,000	23,223
CST Brands, Inc. 5.00%, 5/1/2023	25,000	25,453
CVS Health Corp.:
1.90%, 7/20/2018	50,000	50,756
2.25%, 12/5/2018	50,000	51,147
3.88%, 7/20/2025	50,000	54,999

See accompanying notes to financial statements.

422

SPDR BofA Merrill Lynch Crossover Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

5.00%, 12/1/2024	$25,000	$29,260
5.13%, 7/20/2045	50,000	62,029
Dollar General Corp. 4.13%, 7/15/2017	50,000	51,408
GameStop Corp. 5.50%, 10/1/2019 (a)	25,000	25,094
Gap, Inc.
5.95%, 4/12/2021 (b)	25,000	26,086
Group 1 Automotive, Inc. 5.00%, 6/1/2022	25,000	24,672
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC 5.25%, 6/1/2026 (a)	25,000	25,625
Kohl’s Corp. 4.75%, 12/15/2023	25,000	26,585
L Brands, Inc.:
6.75%, 7/1/2036	60,000	59,964
6.88%, 11/1/2035	95,000	96,662
Macy’s Retail Holdings, Inc. 3.88%, 1/15/2022	50,000	51,405
McDonald’s Corp.:
Series MTN, 2.20%, 5/26/2020	25,000	25,577
Series MTN, 3.70%, 1/30/2026	100,000	108,044
O’Reilly Automotive, Inc. 3.55%, 3/15/2026	50,000	52,424
PVH Corp. 4.50%, 12/15/2022	25,000	25,063
QVC, Inc.:
4.38%, 3/15/2023	75,000	75,465
4.45%, 2/15/2025	25,000	25,084
Sally Holdings LLC/Sally Capital, Inc. 5.63%, 12/1/2025	25,000	26,187
Suburban Propane Partners LP/Suburban Energy Finance Corp.:
5.50%, 6/1/2024	25,000	24,547
7.38%, 8/1/2021	18,000	18,664
Walgreens Boots Alliance, Inc.:
3.80%, 11/18/2024	25,000	26,487
4.65%, 6/1/2046	50,000	53,326

		1,191,976

SEMICONDUCTORS — 1.3%
KLA-Tencor Corp. 4.65%, 11/1/2024	50,000	54,544
Micron Technology, Inc. 5.25%, 8/1/2023 (a)	100,000	85,250
NXP B.V./NXP Funding LLC 4.63%, 6/1/2023 (a)	200,000	203,000
Qorvo, Inc. 7.00%, 12/1/2025 (a)	65,000	68,209
Sensata Technologies B.V. 4.88%, 10/15/2023 (a)	50,000	49,938

		460,941

SHIPBUILDING — 0.2%
Huntington Ingalls Industries, Inc. 5.00%, 11/15/2025 (a)	55,000	58,025

SOFTWARE — 1.4%
Activision Blizzard, Inc. 6.13%, 9/15/2023 (a)	100,000	108,250
Fidelity National Information Services, Inc.:
3.50%, 4/15/2023	25,000	25,957
5.00%, 3/15/2022	50,000	52,097
First Data Corp.:
5.00%, 1/15/2024 (a)	50,000	50,000
5.38%, 8/15/2023 (a)	50,000	50,775

Fiserv, Inc. 3.50%, 10/1/2022	25,000	26,491
MSCI, Inc. 5.25%, 11/15/2024 (a)	50,000	51,125
Open Text Corp. 5.88%, 6/1/2026 (a)	73,000	73,547
PTC, Inc. 6.00%, 5/15/2024	15,000	15,591
Rackspace Hosting, Inc. 6.50%, 1/15/2024 (a)	40,000	39,475

		493,308

TELECOMMUNICATIONS — 11.9%
AT&T, Inc.:
2.38%, 11/27/2018	100,000	102,054
3.40%, 5/15/2025	150,000	153,436
3.80%, 3/15/2022	50,000	53,116
3.90%, 3/11/2024	100,000	105,851
4.75%, 5/15/2046	100,000	102,487
5.55%, 8/15/2041	50,000	56,018
6.00%, 8/15/2040	50,000	58,394
British Telecommunications PLC 9.38%, 12/15/2030	50,000	77,034
CenturyLink, Inc.:
Series T, 5.80%, 3/15/2022	50,000	48,485
Series U, 7.65%, 3/15/2042	100,000	84,500
Series V, 5.63%, 4/1/2020	100,000	103,380
CommScope, Inc. 4.38%, 6/15/2020 (a)	25,000	25,750
Deutsche Telekom International Finance B.V. 8.75%, 6/15/2030	75,000	112,942
DigitalGlobe, Inc. 5.25%, 2/1/2021 (a)	50,000	46,094
Embarq Corp. 8.00%, 6/1/2036	50,000	50,062
Frontier Communications Corp.:
6.88%, 1/15/2025	50,000	41,969
7.63%, 4/15/2024	50,000	44,250
8.25%, 4/15/2017	50,000	52,375
8.50%, 4/15/2020	125,000	132,500
8.88%, 9/15/2020	50,000	53,280
10.50%, 9/15/2022	100,000	106,000
Inmarsat Finance PLC 4.88%, 5/15/2022 (a)	50,000	45,625
Koninklijke KPN NV VRN, 7.00%, 3/28/2073 (a) (e)	50,000	52,635
Level 3 Financing, Inc.:
5.25%, 3/15/2026 (a)	50,000	49,000
5.38%, 8/15/2022	100,000	100,750
Motorola Solutions, Inc. 4.00%, 9/1/2024 (b)	50,000	48,904
Nokia Oyj 5.38%, 5/15/2019	50,000	53,656
Orange SA 9.00%, 3/1/2031	50,000	77,436
Qwest Corp. 6.50%, 6/1/2017	50,000	51,812
Rogers Communications, Inc. 6.80%, 8/15/2018	50,000	55,372
SoftBank Group Corp. 4.50%, 4/15/2020 (a)	100,000	103,060
Sprint Communications, Inc.:
7.00%, 3/1/2020 (a) (b)	50,000	52,375
9.00%, 11/15/2018 (a)	100,000	106,250
T-Mobile USA, Inc.:
6.25%, 4/1/2021	100,000	104,600
6.50%, 1/15/2024	50,000	52,625
6.50%, 1/15/2026	135,000	142,425
6.63%, 11/15/2020	100,000	103,250

See accompanying notes to financial statements.

423

SPDR BofA Merrill Lynch Crossover Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

6.63%, 4/1/2023	$75,000	$79,455
6.84%, 4/28/2023	100,000	105,625
Telecom Italia Capital SA:
6.00%, 9/30/2034	50,000	48,125
7.20%, 7/18/2036	100,000	100,130
Telecom Italia SpA 5.30%, 5/30/2024 (a)	100,000	99,625
Telefonica Emisiones SAU:
5.13%, 4/27/2020	50,000	55,191
7.05%, 6/20/2036	50,000	63,880
UPCB Finance VI, Ltd. 6.88%, 1/15/2022 (a)	67,500	70,369
Verizon Communications, Inc.:
2.63%, 2/21/2020	150,000	155,230
4.52%, 9/15/2048	50,000	52,065
4.67%, 3/15/2055	116,000	117,327
5.01%, 8/21/2054	50,000	52,878
5.05%, 3/15/2034	75,000	83,242
5.15%, 9/15/2023	150,000	174,694
6.55%, 9/15/2043	13,000	17,516
Virgin Media Secured Finance PLC 5.38%, 4/15/2021 (a)	45,000	46,181
Vodafone Group PLC 2.95%, 2/19/2023	100,000	100,314
Wind Acquisition Finance SA 4.75%, 7/15/2020 (a)	100,000	97,560

		4,329,159

TOBACCO — 0.2%
Reynolds American, Inc. 4.45%, 6/12/2025	50,000	55,997

TOYS/GAMES/HOBBIES — 0.1%
Mattel, Inc. 2.35%, 5/6/2019	25,000	25,395

TRANSPORTATION — 1.4%
AP Moeller - Maersk A/S 3.75%, 9/22/2024 (a)	25,000	25,586
Canadian Pacific Railway Co.:
4.50%, 1/15/2022	25,000	27,583
4.80%, 9/15/2035	50,000	57,059
CSX Corp.:
4.40%, 3/1/2043	25,000	27,695
6.22%, 4/30/2040	25,000	34,427
6.25%, 3/15/2018	25,000	27,060
FedEx Corp.:
3.90%, 2/1/2035	25,000	25,414
4.55%, 4/1/2046	25,000	27,127
4.90%, 1/15/2034	50,000	56,752
Norfolk Southern Corp. 4.80%, 8/15/2043	50,000	58,334
Penske Truck Leasing Co. L.P./PTL Finance Corp. 2.88%, 7/17/2018 (a)	75,000	76,381
Ryder System, Inc. Series MTN, 2.45%, 9/3/2019	50,000	50,844

		494,262

TRUCKING & LEASING — 0.1%
GATX Corp. 2.50%, 7/30/2019	25,000	25,255

TOTAL CORPORATE BONDS & NOTES (Cost $35,022,787)		35,724,744

Security Description	Shares	Value

SHORT-TERM INVESTMENTS — 2.5%
State Street Navigator Securities Lending Prime Portfolio (f) (g)	603,893	$603,893
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (g) (h)	288,988	288,988

TOTAL SHORT-TERM INVESTMENTS (Cost $892,881)		892,881

TOTAL INVESTMENTS — 100.9% (Cost $35,915,668)		36,617,625
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.9)%		(321,642)

NET ASSETS — 100.0%		$36,295,983

(a)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 20.0% of net assets as of June 30, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	All or a portion of the shares of the security are on loan at June 30, 2016. (c) When-issued security.
(d)	Step-up bond — Coupon rate increases in increments to maturity. Rate shown as of June 30, 2016. Maturity date shown is the final maturity. (e) Variable Rate Security — Interest rate shown is rate in effect at June 30, 2016.
(f)	Investment of cash collateral for securities loaned.
(g)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(h)	The rate shown is the annualized seven-day yield at June 30, 2016.

REIT = Real Estate Investment Trust

See accompanying notes to financial statements.

424

SPDR BofA Merrill Lynch Crossover Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes
Advertising	$—	$80,861	$—	$80,861
Aerospace & Defense	—	303,894	—	303,894
Agriculture	—	142,060	—	142,060
Apparel	—	87,623	—	87,623
Auto Manufacturers	—	889,773	—	889,773
Auto Parts & Equipment	—	536,208	—	536,208
Banks	—	2,308,068	—	2,308,068
Beverages	—	283,789	—	283,789
Biotechnology	—	341,089	—	341,089
Chemicals	—	816,045	—	816,045
Commercial Services	—	387,741	—	387,741
Construction Materials	—	354,950	—	354,950
Distribution & Wholesale	—	51,875	—	51,875
Diversified Financial Services	—	2,035,245	—	2,035,245
Electric	—	1,395,064	—	1,395,064
Electrical Components & Equipment	—	76,250	—	76,250
Electronics	—	231,039	—	231,039
Engineering & Construction	—	50,007	—	50,007
Entertainment.	—	357,687	—	357,687
Environmental Control	—	132,229	—	132,229
Food	—	780,250	—	780,250
Forest Products & Paper	—	100,969	—	100,969
Gas	—	277,384	—	277,384
Health Care Products	—	237,488	—	237,488
Health Care Services.	—	1,508,325	—	1,508,325
Holding Companies-Divers	—	52,315	—	52,315
Home Builders	—	415,859	—	415,859
Home Furnishings	—	90,487	—	90,487
Household Products & Wares.	—	53,176	—	53,176
Housewares	—	77,942	—	77,942
Insurance	—	793,377	—	793,377
Internet	—	253,929	—	253,929
Investment Company Security	—	50,505	—	50,505
Iron/Steel	—	484,550	—	484,550
IT Services	—	481,789	—	481,789
Leisure Time	—	52,500	—	52,500
Lodging	—	258,350	—	258,350
Machinery, Construction & Mining	—	23,438	—	23,438
Machinery-Diversified	—	279,420	—	279,420
Media	—	2,697,307	—	2,697,307
Mining	—	1,229,084	—	1,229,084
Miscellaneous Manufacturer	—	98,569	—	98,569
Office & Business Equipment	—	77,288	—	77,288
Oil & Gas	—	2,586,285	—	2,586,285
Oil & Gas Services	—	100,174	—	100,174
Packaging & Containers	—	375,783	—	375,783
Pharmaceuticals	—	547,768	—	547,768
Pipelines	—	2,403,935	—	2,403,935
Real Estate.	—	103,136	—	103,136
Real Estate Investment Trusts	—	1,237,547	—	1,237,547
Retail	—	1,191,976	—	1,191,976

See accompanying notes to financial statements.

425

SPDR BofA Merrill Lynch Crossover Corporate Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Semiconductors	$—	$460,941	$—	$460,941
Shipbuilding	—	58,025	—	58,025
Software	—	493,308	—	493,308
Telecommunications	—	4,329,159	—	4,329,159
Tobacco	—	55,997	—	55,997
Toys/Games/Hobbies	—	25,395	—	25,395
Transportation	—	494,262	—	494,262
Trucking & Leasing	—	25,255	—	25,255
Short-Term Investments	892,881	—	—	892,881

TOTAL INVESTMENTS	$892,881	$35,724,744	$—	$36,617,625

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	147,386	$147,386	8,336,982	8,195,380	288,988	$288,988	$758	$—
State Street Navigator Securities Lending Prime Portfolio	2,907,458	2,907,458	5,558,805	7,862,370	603,893	603,893	5,287	—

See accompanying notes to financial statements.

426

SPDR Dorsey Wright Fixed Income Allocation ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS — 99.6%
DOMESTIC EQUITY — 24.3%
SPDR Wells Fargo Preferred Stock ETF	81,549	$3,752,885

INTERNATIONAL FIXED INCOME — 50.7%
SPDR Barclays Emerging Markets Local Bond ETF	141,064	3,925,811
SPDR Barclays International Treasury Bond ETF	68,018	3,887,909

		7,813,720

DOMESTIC FIXED INCOME — 24.6%
SPDR Nuveen Barclays Municipal Bond ETF	75,190	3,803,862

TOTAL MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS (Cost $15,125,121)		15,370,467

SHORT-TERM INVESTMENT — 0.4%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (a) (b) (Cost $58,622)	58,622	$58,622

TOTAL INVESTMENTS — 100.0% (Cost $15,183,743)		15,429,089
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.0)% (c)		(1,470)

NET ASSETS — 100.0%		$15,427,619

(a)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(b)	The rate shown is the annualized seven-day yield at June 30, 2016.
(c)	Amount shown represents less than 0.05% of net assets.

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Mutual Funds and Exchange Traded Products
Domestic Equity	$3,752,885	$—	$—	$3,752,885
Domestic Fixed Income.	11,617,582	—	—	11,617,582
Short-Term Investment	58,622	—	—	58,622

TOTAL INVESTMENTS	$15,429,089	$—	$—	$15,429,089

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
SPDR Barclays Emerging Markets Local Bond ETF	—	$—	141,064	—	141,064	$3,925,811	$—	$—
SPDR Barclays Intermediate Term Corporate Bond ETF	—	—	12,176	12,176	—	—	—	82
SPDR Barclays International Treasury Bond ETF	—	—	68,018	—	68,018	3,887,909	—	—
SPDR Nuveen Barclays Municipal Bond ETF	—	—	75,320	130	75,190	3,803,862	—	1
SPDR Wells Fargo Preferred Stock ETF	—	—	81,768	219	81,549	3,752,885	17,284	(7)
State Street Institutional Liquid Reserves Fund, Premier Class	—	—	58,622	—	58,622	58,622	7	—

See accompanying notes to financial statements.

427

SPDR SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2016

	SPDR Barclays 1-3 Month T-Bill ETF	SPDR Barclays TIPS ETF	SPDR Barclays 0-5 Year TIPS ETF
ASSETS
Investments in unaffiliated issuers, at value (Note 2)	$1,881,069,550	$688,737,237	$3,935,951
Investments in affiliated issuers, at value (Notes 2 and 5)	2,358,376	37,009	10,729

Total Investments	1,883,427,926	688,774,246	3,946,680
Receivable for investments sold	—	3,733,108	208,614
Receivable for fund shares sold	—	—	—
Interest receivable — unaffiliated issuers (Note 2)	—	2,502,144	14,137
Dividends receivable — affiliated issuers (Notes 2 and 5)	1,122	200	—
Securities lending income receivable — affiliated issuers	33,667	626	—
Receivable for foreign taxes recoverable	—	—	—
Receivable from Adviser	—	—	—

TOTAL ASSETS	1,883,462,715	695,010,324	4,169,431

LIABILITIES
Payable upon return of securities loaned	—	—	—
Payable for investments purchased	—	3,583,916	205,994
Advisory fee payable (Note 5)	197,723	83,729	485
Accrued Trustees’ fees and expenses (Note 6)	—	61	—

TOTAL LIABILITIES	197,723	3,667,706	206,479

NET ASSETS	$1,883,264,992	$691,342,618	$3,962,952

NET ASSETS CONSIST OF:
Paid-In Capital (Note 8)	$1,883,262,234	$676,157,305	$3,971,893
Undistributed (distribution in excess of) net investment income (loss)	—	3,788,958	(1,837)
Accumulated net realized gain (loss) on investments	—	(9,726,223)	(40,708)
Net unrealized appreciation (depreciation) on:
Investments	2,758	21,122,578	33,604

NET ASSETS	$1,883,264,992	$691,342,618	$3,962,952

NET ASSET VALUE PER SHARE
Net asset value per share	$45.71	$58.09	$19.81

Shares outstanding (unlimited amount authorized, $0.01 par value)	41,200,461	11,900,225	200,000

COST OF INVESTMENTS:
Investments in unaffiliated issuers	$1,881,066,792	$667,614,659	$3,902,347
Investments in affiliated issuers	2,358,376	37,009	10,729

Total cost of investments	$1,883,425,168	$667,651,668	$3,913,076

* Includes investments in securities on loan, at value	$—	$—	$—

See accompanying notes to financial statements.

428

SPDR Barclays 1-10 Year TIPS ETF	SPDR Barclays Short Term Treasury ETF	SPDR Barclays Intermediate Term Treasury ETF	SPDR Barclays Long Term Treasury ETF	SPDR Barclays Short Term Corporate Bond ETF	SPDR Barclays Intermediate Term Corporate Bond ETF	SPDR Barclays Long Term Corporate Bond ETF

$23,781,848	$91,309,599	$434,993,929	$442,740,828	$3,918,411,379	$1,332,442,247	$149,110,010
17,436	4,288,565	15,414,841	9,005,589	150,748,535	30,549,396	1,531,492

23,799,284	95,598,164	450,408,770	451,746,417	4,069,159,914	1,362,991,643	150,641,502
—	—	4,846,601	3,393,145	11,048,989	4,505,771	493,274
—	—	—	—	21,517,814	—	—
70,912	349,279	1,733,896	3,324,043	32,394,389	12,213,103	1,775,747
7	108	908	98	4,539	678	103
73	126	645	2,169	10,215	13,574	579
—	—	—	—	22,996	480	—
—	—	—	—	3,260	—	—

23,870,276	95,947,677	456,990,820	458,465,872	4,134,162,116	1,379,725,249	152,911,205

—	536,210	3,114,199	8,981,133	44,939,175	27,572,173	1,530,275
—	3,446,931	16,052,422	3,327,053	123,437,495	8,059,817	469,440
2,913	7,126	35,001	35,937	387,874	131,716	14,733
11	—	—	—	—	—	405

2,924	3,990,267	19,201,622	12,344,123	168,764,544	35,763,706	2,014,853

$23,867,352	$91,957,410	$437,789,198	$446,121,749	$3,965,397,572	$1,343,961,543	$150,896,352

$23,417,617	$90,984,056	$430,339,585	$428,038,177	$3,954,699,907	$1,313,475,260	$149,373,740
161,820	50,346	151,638	218,482	3,696,626	1,400,635	210,408
(141,043)	(15,639)	—	(6,069,249)	(14,697,310)	(4,199,267)	(3,807,753)

428,958	938,647	7,297,975	23,934,339	21,698,349	33,284,915	5,119,957

$23,867,352	$91,957,410	$437,789,198	$446,121,749	$3,965,397,572	$1,343,961,543	$150,896,352

$19.89	$30.65	$61.66	$79.66	$30.76	$34.73	$41.92

1,200,000	3,000,000	7,100,168	5,600,000	128,900,000	38,700,072	3,600,000

$23,352,890	$90,370,952	$427,695,954	$418,806,489	$3,896,713,030	$1,299,157,332	$143,990,053
17,436	4,288,565	15,414,841	9,005,589	150,748,535	30,549,396	1,531,492

$23,370,326	$94,659,517	$443,110,795	$427,812,078	$4,047,461,565	$1,329,706,728	$145,521,545

$—	$525,953	$3,050,071	$8,759,586	$44,027,443	$45,188,489	$2,548,793

429

SPDR SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2016

	SPDR Barclays Issuer Scored Corporate Bond ETF	SPDR Barclays Convertible Securities ETF	SPDR Barclays Mortgage Backed Bond ETF
ASSETS
Investments in unaffiliated issuers, at value (Note 2)	$25,771,391	$2,172,542,779	$224,617,793
Investments in affiliated issuers, at value (Notes 2 and 5)	1,638,163	174,781,436	37,635,331

Total Investments	27,409,554	2,347,324,215	262,253,124
Cash	—	150,547	—
Receivable for investments sold	180,842	74,092,068	—
Receivable for fund shares sold	—	—	2,715,891
Dividends Receivable — unaffiliated issuers	—	2,869,422	—
Interest receivable — unaffiliated issuers (Note 2)	247,890	4,448,099	564,147
Dividends receivable — affiliated issuers (Notes 2 and 5)	47	16,773	13,210
Securities lending income receivable — affiliated issuers	433	77,942	—
Receivable from Adviser (Note 5)	—	—	7,076
Receivable for foreign taxes recoverable	477	—	—

TOTAL ASSETS	27,839,243	2,428,979,066	265,553,448

LIABILITIES
Payable upon return of securities loaned	1,592,590	119,014,875	—
Payable for investments purchased	183,732	77,256,272	39,933,057
Payable for fund shares repurchased	—	34,368,284	—
Advisory fee payable (Note 5)	3,384	729,779	35,378
Accrued Trustees’ fees and expenses (Note 6)	—	3,474	—

TOTAL LIABILITIES	1,779,706	231,372,684	39,968,435

NET ASSETS	$26,059,537	$2,197,606,382	$225,585,013

NET ASSETS CONSIST OF:
Paid-In Capital (Note 8)	$25,771,125	$2,284,565,562	$223,490,686
Undistributed (distribution in excess of) net investment income (loss)	27,086	21,260,768	(1,037,837)
Accumulated net realized gain (loss) on investments	(464,651)	(140,002,166)	(15,494)
Net unrealized appreciation (depreciation) on:
Investments	725,977	31,782,218	3,147,658

NET ASSETS	$26,059,537	$2,197,606,382	$225,585,013

NET ASSET VALUE PER SHARE
Net asset value per share	$32.57	$43.78	$27.18

Shares outstanding (unlimited amount authorized, $0.01 par value)	800,000	50,200,000	8,300,000

COST OF INVESTMENTS:
Investments in unaffiliated issuers	$25,045,414	$2,140,760,561	$221,470,135
Investments in affiliated issuers	1,638,163	174,781,436	37,635,331

Total cost of investments	$26,683,577	$2,315,541,997	$259,105,466

* Includes investments in securities on loan, at value	$2,039,361	$112,850,655	$—

See accompanying notes to financial statements.

430

SPDR Barclays Aggregate Bond ETF	SPDR Nuveen Barclays Municipal Bond ETF	SPDR Nuveen Barclays California Municipal Bond ETF	SPDR Nuveen Barclays New York Municipal Bond ETF	SPDR Nuveen Barclays Short Term Municipal Bond ETF	SPDR Nuveen S&P High Yield Municipal Bond ETF	SPDR Nuveen Barclays Build America Bond ETF

$1,369,481,925	$1,952,608,043	$140,291,221	$34,020,388	$2,943,114,671	$477,769,204	$52,504,729
73,315,224	—	—	—	—	—	175,155

1,442,797,149	1,952,608,043	140,291,221	34,020,388	2,943,114,671	477,769,204	52,679,884
604,998	—	—	—	—	151,200	—
25,274	324,197	—	—	—	—	—
—	10,119,779	—	—	19,630,840	11,960,685	—
—	—	—	—	—	—	—
7,740,228	21,351,354	1,615,969	273,798	35,909,022	5,707,885	640,132
15,321	—	—	—	—	—	72
5,575	—	—	—	—	—	—
11,153	107,209	—	—	—	18,195	—
68	—	—	—	—	—	—

1,451,199,766	1,984,510,582	141,907,190	34,294,186	2,998,654,533	495,607,169	53,320,088

18,701,615	—	—	—	—	—	—
55,073,912	33,563,778	—	—	31,881,021	5,079,262	—
—	—	—	—	—	—	—
89,230	468,956	22,733	5,572	476,653	184,855	15,016
—	—	—	—	—	—	—

73,864,757	34,032,734	22,733	5,572	32,357,674	5,264,117	15,016

$1,377,335,009	$1,950,477,848	$141,884,457	$34,288,614	$2,966,296,859	$490,343,052	$53,305,072

$1,335,214,267	$1,838,210,382	$132,075,826	$32,251,710	$2,935,249,024	$469,523,318	$51,302,907
(1,941,504)	1,242,325	110,698	40,658	816,633	1,092,438	126,081
(563,122)	3,683,097	856,104	16,102	20,959	(4,088,363)	(921,828)

44,625,368	107,342,044	8,841,829	1,980,144	30,210,243	23,815,659	2,797,912

$1,377,335,009	$1,950,477,848	$141,884,457	$34,288,614	$2,966,296,859	$490,343,052	$53,305,072

$59.37	$50.59	$25.34	$24.49	$49.07	$59.80	$66.63

23,200,132	38,551,036	5,600,128	1,400,010	60,451,082	8,200,000	800,000

$1,324,856,557	$1,845,265,999	$131,449,392	$32,040,244	$2,912,904,428	$453,953,545	$49,706,817
73,315,224	—	—	—	—	—	175,155

$1,398,171,781	$1,845,265,999	$131,449,392	$32,040,244	$2,912,904,428	$453,953,545	$49,881,972

$23,844,369	$—	$—	$—	$—	$—	$—

431

SPDR SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2016

	SPDR Citi International Government Inflation- Protected Bond ETF	SPDR Barclays Short Term International Treasury Bond ETF	SPDR Barclays International Treasury Bond ETF
ASSETS
Investments in unaffiliated issuers, at value (Note 2)	$613,499,961	$178,568,188	$1,649,252,618
Investments in affiliated issuers, at value (Notes 2 and 5)	172,858	1,750,470	8,711,754

Total Investments	613,672,819	180,318,658	1,657,964,372
Foreign currency, at value	447,485	3,725,621	8,272,189
Cash	—	—	—
Receivable for investments sold	9,920,706	6,354,752	31,547,999
Receivable for fund shares sold	—	12,578,314	5,719,442
Unrealized appreciation on forward foreign currency contracts	—	135,177	655,693
Interest receivable — unaffiliated issuers (Note 2)	3,541,389	1,639,159	13,610,193
Dividends receivable — affiliated issuers (Notes 2 and 5)	63	619	3,188
Securities lending income receivable — affiliated issuers	—	—	—
Receivable for foreign taxes recoverable	—	108,095	655,305
Receivable from Adviser (Note 5)	—	—	—
Other assets	—	—	224,573

TOTAL ASSETS	627,582,462	204,860,395	1,718,652,954

LIABILITIES
Due to custodian	—	48,064	216,018
Payable upon return of securities loaned	—	—	—
Payable for investments purchased	9,887,172	22,157,834	41,578,668
Unrealized depreciation on forward foreign currency contracts	—	45,303	228,652
Payable for fund shares repurchased	—	—	—
Deferred foreign taxes payable	1,927	—	212,370
Advisory fee payable (Note 5)	249,716	49,348	655,178
Accrued Trustees’ fees and expenses (Note 6)	936	—	463
Other liabilities	—	—	—

TOTAL LIABILITIES	10,139,751	22,300,549	42,891,349

NET ASSETS	$617,442,711	$182,559,846	$1,675,761,605

NET ASSETS CONSIST OF:
Paid-In Capital (Note 8)	$648,602,531	$184,761,219	$1,701,109,166
Undistributed (distribution in excess of) net investment income (loss)	(45,556,424)	(6,980,722)	(28,076,429)
Accumulated net realized gain (loss) on investments, foreign currency transactions,and forward foreign currency exchange contracts	(1,705,808)	143,690	(170,035)
Net unrealized appreciation (depreciation) on:
Investments**	16,053,102	4,545,054	2,612,720
Foreign currency transactions.	49,310	90,605	286,183

NET ASSETS	$617,442,711	$182,559,846	$1,675,761,605

NET ASSET VALUE PER SHARE
Net asset value per share	$55.13	$31.48	$57.19

Shares outstanding (unlimited amount authorized, $0.01 par value)	11,200,483	5,800,000	29,300,019

COST OF INVESTMENTS:
Investments in unaffiliated issuers	$597,446,859	$174,023,134	$1,646,427,528
Investments in affiliated issuers	172,858	1,750,470	8,711,754

Total cost of investments	$597,619,717	$175,773,604	$1,655,139,282

Foreign currency, at cost.	$433,578	$3,724,109	$8,280,717

* Includes investments in securities on loan, at value	$—	$—	$—

** Includes deferred foreign taxes	$1,927	$—	$212,370

See accompanying notes to financial statements.

432

SPDR Barclays International Corporate Bond ETF	SPDR Barclays Emerging Markets Local Bond ETF	SPDR Barclays International High Yield Bond ETF	SPDR Barclays High Yield Bond ETF	SPDR Barclays Short Term High Yield Bond ETF	SPDR Barclays Investment Grade Floating Rate ETF	SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF

$137,329,509	$201,218,173	$24,184,487	$10,958,269,733	$3,031,136,839	$552,188,432	$14,203,895
488,642	1,945,965	81,287	924,157,398	295,818,457	20,032,084	1,017,492

137,818,151	203,164,138	24,265,774	11,882,427,131	3,326,955,296	572,220,516	15,221,387
382,560	983,378	365,808	—	—	—	—
—	—	—	5,673,875	—	16,057	49,236
2,130,244	4,864,929	90,717	424,431,044	15,375,121	—	—
—	8,308,731	—	—	56,163,739	—	—
33,886	—	—	—	—	—	—
1,714,353	2,842,173	459,296	184,090,448	50,363,448	847,994	201,826
10	301	20	31,766	21,088	7,188	19
356	13	—	585,905	168,300	2,398	363
6,132	23,039	—	142,047	2,972	1,805	—
—	—	11	—	—	—	13
—	152,718	—	—	—	—	—

142,085,692	220,339,420	25,181,626	12,497,382,216	3,449,049,964	573,095,958	15,472,844

—	—	—	—	1,309,067	—	—
483,489	—	—	860,755,470	213,910,305	7,168,993	901,535
2,027,780	14,976,133	293,471	99,041,336	93,999,553	2,004,281	49,236
7,957	—	—	—	—	—	—
—	—	—	295,371,953	—	—	—
—	18,094	—	—	—	—	—
58,454	73,289	8,231	3,929,445	1,004,267	68,785	5,862
125	—	—	2,599	6,127	—	—
—	—	—	—	293,600	—	—

2,577,805	15,067,516	301,702	1,259,100,803	310,522,919	9,242,059	956,633

$139,507,887	$205,271,904	$24,879,924	$11,238,281,413	$3,138,527,045	$563,853,899	$14,516,211

$153,860,226	$216,979,961	$27,393,151	$12,295,216,789	$3,537,356,352	$564,348,885	$15,261,944
(4,409,055)	(5,297,502)	227,657	4,937,618	6,528,661	358,104	71,702
(6,595)	(2,775,858)	(914,928)	(780,201,844)	(296,351,614)	(636,099)	(274,610)

(9,926,720)	(3,704,875)	(1,807,037)	(281,671,150)	(109,006,354)	(216,991)	(542,825)
(9,969)	70,178	(18,919)	—	—	—	—

$139,507,887	$205,271,904	$24,879,924	$11,238,281,413	$3,138,527,045	$563,853,899	$14,516,211

$32.44	$27.74	$22.62	$35.28	$26.80	$30.48	$29.03

4,300,000	7,400,000	1,100,000	318,523,812	117,100,000	18,500,000	500,000

$147,256,229	$204,904,954	$25,991,524	$11,239,940,883	$3,140,143,193	$552,405,423	$14,746,720
488,642	1,945,965	81,287	924,157,398	295,818,457	20,032,084	1,017,492

$147,744,871	$206,850,919	$26,072,811	$12,164,098,281	$3,435,961,650	$572,437,507	$15,764,212

$390,378	$977,162	$380,969	$—	$—	$—	$—

$466,075	$—	$—	$1,379,854,178	$279,806,718	$15,201,347	$1,003,935

$—	$18,094	$—	$—	$—	$—	$—

433

SPDR SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2016

	SPDR BofA Merrill Lynch Crossover Corporate Bond ETF	SPDR Dorsey Wright Fixed Income Allocation ETF
ASSETS
Investments in unaffiliated issuers, at value (Note 2)	$35,724,744	$—
Investments in affiliated issuers, at value (Notes 2 and 5)	892,881	15,429,089

Total Investments	36,617,625	15,429,089
Interest receivable — unaffiliated issuers (Note 2)	478,213	—
Dividends receivable — affiliated issuers (Notes 2 and 5)	97	7
Securities lending income receivable — affiliated issuers	412	—
Receivable from Adviser (Note 5)	3,279	2,780
Receivable for foreign taxes recoverable	1,488	—

TOTAL ASSETS	37,101,114	15,431,876

LIABILITIES
Payable upon return of securities loaned	603,893	—
Payable for investments purchased	189,444	—
Advisory fee payable (Note 5)	11,794	4,251
Accrued Trustees’ fees and expenses (Note 6)	—	6

TOTAL LIABILITIES	805,131	4,257

NET ASSETS	$36,295,983	$15,427,619

NET ASSETS CONSIST OF:
Paid-In Capital (Note 8)	$36,287,060	$15,166,384
Undistributed (distribution in excess of) net investment income (loss)	126,822	15,813
Accumulated net realized gain (loss) on investments	(819,856)	76
Net unrealized appreciation (depreciation) on:
Investments	701,957	245,346

NET ASSETS	$36,295,983	$15,427,619

NET ASSET VALUE PER SHARE
Net asset value per share	$25.93	$25.71

Shares outstanding (unlimited amount authorized, $0.01 par value)	1,400,000	600,000

COST OF INVESTMENTS:
Investments in unaffiliated issuers	$35,022,787	$—
Investments in affiliated issuers	892,881	15,183,743

Total cost of investments	$35,915,668	$15,183,743

* Includes investments in securities on loan, at value	$594,081	$—

See accompanying notes to financial statements.

434

[This Page Intentionally Left Blank]

435

SPDR SERIES TRUST

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2016

	SPDR Barclays 1-3 Month T-Bill ETF	SPDR Barclays TIPS ETF	SPDR Barclays 0-5 Year TIPS ETF
INVESTMENT INCOME
Interest income — unaffiliated issuers	$2,911,631	$8,856,225	$27,336
Dividend income — affiliated issuers (Notes 2 and 5)	7,505	1,139	29
Affiliated securities lending income — net (Notes 5 and 10)	394,432	5,645	—
Foreign taxes withheld	—	—	—

TOTAL INVESTMENT INCOME (LOSS)	3,313,568	8,863,009	27,365

EXPENSES
Advisory Fee (Note 5)	3,125,392	974,668	5,839
Trustees’ fees and expenses (Note 6)	38,907	10,890	204
Miscellaneous expenses	1,607	879	—

TOTAL EXPENSES	3,165,906	986,437	6,043

Expenses waived/reimbursed by the Adviser (Note 6)	—	—	—

NET EXPENSES	3,165,906	986,437	6,043

NET INVESTMENT INCOME (LOSS)	147,662	7,876,572	21,322

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers.	105,354	496,724	(9,321)

Net realized gain (loss)	105,354	496,724	(9,321)

Net change in unrealized appreciation/depreciation on:
Investment transactions — unaffiliated issuers.	35,865	20,350,162	46,810

Net change in unrealized appreciation/depreciation	35,865	20,350,162	46,810

NET REALIZED AND UNREALIZED GAIN (LOSS)	141,219	20,846,886	37,489

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$288,881	$28,723,458	$58,811

See accompanying notes to financial statements.

436

SPDR Barclays 1-10 Year TIPS ETF	SPDR Barclays Short Term Treasury ETF	SPDR Barclays Intermediate Term Treasury ETF	SPDR Barclays Long Term Treasury ETF	SPDR Barclays Short Term Corporate Bond ETF	SPDR Barclays Intermediate Term Corporate Bond ETF	SPDR Barclays Long Term Corporate Bond ETF

$233,394	$741,627	$6,125,905	$9,065,828	$71,144,482	$28,871,920	$8,570,781
47	815	5,257	2,149	29,368	6,711	1,288
1,146	1,990	13,036	10,651	94,708	110,790	4,771
—	—	—	—	(44,059)	(899)	—

234,587	744,432	6,144,198	9,078,628	71,224,499	28,988,522	8,576,840

31,479	72,429	459,205	354,576	5,082,528	1,234,736	218,898
500	1,300	7,709	4,909	70,625	15,258	4,030
139	—	—	—	12,349	2,651	493

32,118	73,729	466,914	359,485	5,165,502	1,252,645	223,421

—	—	—	—	(27,634)	—	—

32,118	73,729	466,914	359,485	5,137,868	1,252,645	223,421

202,469	670,703	5,677,284	8,719,143	66,086,631	27,735,877	8,353,419

(59,209)	108,596	7,010,717	7,344,238	(10,996,247)	(744,669)	(15,625,644)

(59,209)	108,596	7,010,717	7,344,238	(10,996,247)	(744,669)	(15,625,644)

583,536	917,608	7,297,032	40,396,731	35,661,997	34,561,350	26,549,255

583,536	917,608	7,297,032	40,396,731	35,661,997	34,561,350	26,549,255

524,327	1,026,204	14,307,749	47,740,969	24,665,750	33,816,681	10,923,611

$726,796	$1,696,907	$19,985,033	$56,460,112	$90,752,381	$61,552,558	$19,277,030

437

SPDR SERIES TRUST

STATEMENTS OF OPERATIONS (continued)

For the Year Ended June 30, 2016

	SPDR Barclays Issuer Scored Corporate Bond ETF	SPDR Barclays Convertible Securities ETF	SPDR Barclays Mortgage Backed Bond ETF
INVESTMENT INCOME
Interest income — unaffiliated issuers	$826,500	$2,060,328	$5,573,205
Dividend income — unaffiliated issuers (Note 2)	—	53,641,235	—
Dividend income — affiliated issuers (Notes 2 and 5)	1,692	43,093	91,701
Affiliated securities lending income — net (Notes 5 and 10)	4,474	1,391,915	—
Foreign taxes withheld	—	(435,790)	—

TOTAL INVESTMENT INCOME (LOSS)	832,666	56,700,781	5,664,906

EXPENSES
Advisory Fee (Note 5)	40,984	10,103,078	352,666
Trustees’ fees and expenses (Note 6)	570	48,261	2,909
Miscellaneous expenses	50	8,419	1,861

TOTAL EXPENSES	41,604	10,159,758	357,436

Expenses waived/reimbursed by the Adviser (Note 5)	—	—	(70,534)

NET EXPENSES	41,604	10,159,758	286,902

NET INVESTMENT INCOME (LOSS)	791,062	46,541,023	5,378,004

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers.	(477,187)	1,592,666	(1,110,345)

Net realized gain (loss)	(477,187)	1,592,666	(1,110,345)

Net change in unrealized appreciation/depreciation on:
Investment transactions — unaffiliated issuers.	1,395,425	(97,085,955)	2,895,116

Net change in unrealized appreciation/depreciation	1,395,425	(97,085,955)	2,895,116

NET REALIZED AND UNREALIZED GAIN (LOSS)	918,238	(95,493,289)	1,784,771

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$1,709,300	$(48,952,266)	$7,162,775

See accompanying notes to financial statements.

438

SPDR Barclays Aggregate Bond ETF	SPDR Nuveen Barclays Municipal Bond ETF	SPDR Nuveen Barclays California Municipal Bond ETF	SPDR Nuveen Barclays New York Municipal Bond ETF	SPDR Nuveen Barclays Short Term Municipal Bond ETF	SPDR Nuveen S&P High Yield Municipal Bond ETF	SPDR Nuveen Barclays Build America Bond ETF

$29,803,805	$39,930,473	$2,713,502	$765,086	$31,708,239	$19,755,488	$2,196,198
—	4,034	792	242	6,644	4,695	—
138,772	—	—	—	—	—	662
41,481	—	—	—	—	—	—
(112)	—	—	—	—	—	—

29,983,946	39,934,507	2,714,294	765,328	31,714,883	19,760,183	2,196,860

903,168	4,865,442	215,031	60,130	5,534,905	2,004,859	181,672
17,785	25,359	1,787	640	45,496	6,615	1,006
3,161	4,559	212	64	8,154	805	109

924,114	4,895,360	217,030	60,834	5,588,555	2,012,279	182,787

(112,898)	(1,167,823)	—	—	—	(208,784)	—

811,216	3,727,537	217,030	60,834	5,588,555	1,803,495	182,787

29,172,730	36,206,970	2,497,264	704,494	26,126,328	17,956,688	2,014,073

(1,981,041)	13,009,343	934,012	194,096	4,147,572	4,052,406	(881,282)

(1,981,041)	13,009,343	934,012	194,096	4,147,572	4,052,406	(881,282)

42,293,837	92,715,218	6,991,901	1,772,728	27,932,714	21,473,288	6,113,187

42,293,837	92,715,218	6,991,901	1,772,728	27,932,714	21,473,288	6,113,187

40,312,796	105,724,561	7,925,913	1,966,824	32,080,286	25,525,694	5,231,905

$69,485,526	$141,931,531	$10,423,177	$2,671,318	$58,206,614	$43,482,382	$7,245,978

439

SPDR SERIES TRUST

STATEMENTS OF OPERATIONS (continued)

For the Year Ended June 30, 2016

	SPDR Citi International Government Inflation- Protected Bond ETF	SPDR Barclays Short Term International Treasury Bond ETF	SPDR Barclays International Treasury Bond ETF
INVESTMENT INCOME
Interest income — unaffiliated issuers	$20,274,725	$1,832,998	$36,101,996
Dividend income — affiliated issuers (Notes 2 and 5)	1,347	5,166	22,599
Affiliated securities lending income — net (Notes 5 and 10)	—	—	—
Foreign taxes withheld	(75,468)	(22,947)	(254,668)

TOTAL INVESTMENT INCOME (LOSS)	20,200,604	1,815,217	35,869,927

EXPENSES
Advisory Fee (Note 5)	3,228,104	702,226	7,592,536
Trustees’ fees and expenses (Note 6)	12,194	3,305	25,198
Miscellaneous expenses	8,492	402	4,699

TOTAL EXPENSES	3,248,790	705,933	7,622,433

Expenses waived/reimbursed by the Adviser (Note 5)	—	—	—

NET EXPENSES	3,248,790	705,933	7,622,433

NET INVESTMENT INCOME (LOSS)	16,951,814	1,109,284	28,247,494

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments transactions — unaffiliated issuers*	(61,123,097)	(10,454,488)	(33,352,482)
Foreign currency transactions	(3,290,538)	(693,069)	(8,282,316)

Net realized gain (loss)	(64,413,635)	(11,147,557)	(41,634,798)

Net change in unrealized appreciation/depreciation on:
Investment transactions — unaffiliated issuers**	49,669,189	19,196,934	165,227,794
Foreign currency transactions	183,265	168,324	801,482

Net change in unrealized appreciation/depreciation	49,852,454	19,365,258	166,029,276

NET REALIZED AND UNREALIZED GAIN (LOSS)	(14,561,181)	8,217,701	124,394,478

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$2,390,633	$9,326,985	$152,641,972

* Includes foreign capital gain taxes	$(1,927)	$(528)	$(47,850)

** Includes foreign deferred taxes	$—	$—	$(212,370)

See accompanying notes to financial statements.

440

SPDR Barclays International Corporate Bond ETF	SPDR Barclays Emerging Markets Local Bond ETF	SPDR Barclays International High Yield Bond ETF	SPDR Barclays High Yield Bond ETF	SPDR Barclays Short Term High Yield Bond ETF	SPDR Barclays Investment Grade Floating Rate ETF	SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF

$3,597,256	$5,362,502	$1,447,493	$712,908,068	$189,179,393	$4,144,811	$839,543
99	1,712	187	245,018	111,119	37,259	122
—	—	—	5,416,868	1,887,351	13,342	5,070
(204)	(210,540)	(1)	—	—	(2,230)	(19)

3,597,151	5,153,674	1,447,679	718,569,954	191,177,863	4,193,182	844,716

781,381	417,532	98,892	42,736,212	12,607,243	642,378	80,404
2,950	1,376	560	171,547	62,106	6,636	437
396	161	55	28,560	10,807	872	43

784,727	419,069	99,507	42,936,319	12,680,156	649,886	80,884

—	—	(165)	—	—	—	(123)

784,727	419,069	99,342	42,936,319	12,680,156	649,886	80,761

2,812,424	4,734,605	1,348,337	675,633,635	178,497,707	3,543,296	763,955

(12,223,029)	(12,120,552)	(1,367,033)	(906,282,725)	(341,297,989)	(588,822)	(582,797)
(794,107)	(1,082,668)	(74,907)	—	—	—	—

(13,017,136)	(13,203,220)	(1,441,940)	(906,282,725)	(341,297,989)	(588,822)	(582,797)

13,557,721	10,416,083	250,036	192,486,455	50,360,636	(440,237)	243,868
64,889	143,040	(13,001)	—	—	—	—

13,622,610	10,559,123	237,035	192,486,455	50,360,636	(440,237)	243,868

605,474	(2,644,097)	(1,204,905)	(713,796,270)	(290,937,353)	(1,029,059)	(338,929)

$3,417,898	$2,090,508	$143,432	$(38,162,635)	$(112,439,646)	$2,514,237	$425,026

$—	$—	$—	$—	$—	$—	$—

$—	$(18,094)	$—	$—	$—	$—	$—

441

SPDR SERIES TRUST

STATEMENTS OF OPERATIONS (continued)

For the Year Ended June 30, 2016

	SPDR BofA Merrill Lynch Crossover Corporate Bond ETF	SPDR Dorsey Wright Fixed Income Allocation ETF(a)
INVESTMENT INCOME
Interest income — unaffiliated issuers	$1,643,110	$—
Dividend income — affiliated issuers (Notes 2 and 5)	758	17,291
Affiliated securities lending income — net (Notes 5 and 10)	5,318	—

TOTAL INVESTMENT INCOME (LOSS)	1,649,186	17,291

EXPENSES
Advisory Fee (Note 5)	144,312	4,252
Trustees’ fees and expenses (Note 6)	771	6
Miscellaneous expenses	85	—

TOTAL EXPENSES	145,168	4,258

Expenses waived/reimbursed by the Adviser (Note 5)	(37,025)	(2,780)

NET EXPENSES	108,143	1,478

NET INVESTMENT INCOME (LOSS)	1,541,043	15,813

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers	(1,150,099)	—
Investment transactions — affiliated issuers	—	76

Net realized gain (loss)	(1,150,099)	76

Net change in unrealized appreciation/depreciation on:
Investment transactions — unaffiliated issuers	1,269,524	—
Investment transactions — affiliated issuers	—	245,346

Net change in unrealized appreciation/depreciation	1,269,524	245,346

NET REALIZED AND UNREALIZED GAIN (LOSS)	119,425	245,422

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$1,660,468	$261,235

(a)	For the period June 1, 2016 (inception date) through June 30, 2016.

See accompanying notes to financial statements.

442

[This Page Intentionally Left Blank]

443

SPDR SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	SPDR Barclays 1-3 Month T-Bill ETF		SPDR Barclays TIPS ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$147,662	$(1,464,863)	$7,876,572	$(748,507)
Net realized gain (loss)	105,354	13,998	496,724	1,061,058
Net change in unrealized appreciation/depreciation	35,865	(31,000)	20,350,162	(12,149,512)

Net increase (decrease) in net assets resulting from operations	288,881	(1,481,865)	28,723,458	(11,836,961)

Net equalization credits and charges (Note 2)	(1,836,763)	(1,206,186)	(196,277)	(460,748)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	(2,758,229)	(4,896,344)
Net realized gains	—	—	—	—

Total distributions to shareholders	—	—	(2,758,229)	(4,896,344)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	4,071,158,240	2,410,273,999	84,117,427	124,405,194
Cost of shares redeemed	(3,591,370,539)	(1,984,861,650)	(72,402,025)	(50,740,169)
Net income equalization (Note 2)	1,836,763	1,206,186	196,277	460,748
Other capital (Note 8)	—	—	—	—

Net increase (decrease) in net assets from beneficial interest transactions	481,624,464	426,618,535	11,911,679	74,125,773

Net increase (decrease) in net assets during the period	480,076,582	423,930,484	37,680,631	56,931,720
Net assets at beginning of period	1,403,188,410	979,257,926	653,661,987	596,730,267

NET ASSETS AT END OF PERIOD	$1,883,264,992	$1,403,188,410	$691,342,618	$653,661,987

Undistributed (distribution in excess of) net investment income (loss)	$—	$(826,754)	$3,788,958	$(1,859,492)

SHARES OF BENEFICIAL INTEREST:
Shares sold.	89,100,000	52,700,000	1,500,000	2,200,000
Shares redeemed.	(78,600,000)	(43,400,000)	(1,300,000)	(900,000)

Net increase (decrease)	10,500,000	9,300,000	200,000	1,300,000

See accompanying notes to financial statements.

444

SPDR Barclays 0-5 Year TIPS ETF		SPDR Barclays 1-10 Year TIPS ETF		SPDR Barclays Short Term Treasury ETF
Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15

$21,322	$(93,533)	$202,469	$(41,438)	$670,703	$196,157
(9,321)	(23,280)	(59,209)	(24,711)	108,596	2,429
46,810	(19,099)	583,536	(118,451)	917,608	20,794

58,811	(135,912)	726,796	(184,600)	1,696,907	219,380

—	49,405	(58,176)	(165,759)	7,594	13,442

—	(40,357)	(12,233)	(116,829)	(642,597)	(179,323)
—	—	—	—	(300)	(1,260)

—	(40,357)	(12,233)	(116,829)	(642,897)	(180,583)

—	—	5,767,445	9,630,766	72,792,777	45,353,301
—	(1,936,693)	(1,907,047)	—	(36,302,525)	(3,015,011)
—	(49,405)	58,176	165,759	(7,594)	(13,442)
—	—	—	—	163	3,017

—	(1,986,098)	3,918,574	9,796,525	36,482,821	42,327,865

58,811	(2,112,962)	4,574,961	9,329,337	37,544,425	42,380,104
3,904,141	6,017,103	19,292,391	9,963,054	54,412,985	12,032,881

$3,962,952	$3,904,141	$23,867,352	$19,292,391	$91,957,410	$54,412,985

$(1,837)	$(48,112)	$161,820	$(32,994)	$50,346	$22,240

—	—	300,000	500,000	2,400,000	1,500,000
—	(100,000)	(100,000)	—	(1,200,000)	(100,000)

—	(100,000)	200,000	500,000	1,200,000	1,400,000

445

SPDR SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR Barclays Intermediate Term Treasury ETF		SPDR Barclays Long Term Treasury ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,677,284	$2,216,684	$8,719,143	$5,133,968
Net realized gain (loss)	7,010,717	741,662	7,344,238	(1,790,615)
Net change in unrealized appreciation/depreciation	7,297,032	(334,772)	40,396,731	(15,390,003)

Net increase (decrease) in net assets resulting from operations	19,985,033	2,623,574	56,460,112	(12,046,650)

Net equalization credits and charges (Note 2)	56,796	71,715	360,683	97,112

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(5,597,111)	(2,150,647)	(8,632,333)	(5,065,321)
Net realized gains	—	—	—	—

Total distributions to shareholders	(5,597,111)	(2,150,647)	(8,632,333)	(5,065,321)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	609,913,569	162,679,742	668,242,564	330,742,630
Cost of shares redeemed	(480,824,107)	(36,073,973)	(434,480,045)	(235,309,618)
Net income equalization (Note 2)	(56,796)	(71,715)	(360,683)	(97,112)
Other capital (Note 8)	592	115	778	165

Net increase (decrease) in net assets from beneficial interest transactions	129,033,258	126,534,169	233,402,614	95,336,065

Net increase (decrease) in net assets during the period	143,477,976	127,078,811	281,591,076	78,321,206
Net assets at beginning of period	294,311,222	167,232,411	164,530,673	86,209,467

NET ASSETS AT END OF PERIOD	$437,789,198	$294,311,222	$446,121,749	$164,530,673

Undistributed (distribution in excess of) net investment income (loss)	$151,638	$71,465	$218,482	$131,672

SHARES OF BENEFICIAL INTEREST:
Shares sold	10,100,000	2,700,000	9,100,000	4,500,000
Shares redeemed	(7,900,000)	(600,000)	(5,900,000)	(3,400,000)

Net increase (decrease)	2,200,000	2,100,000	3,200,000	1,100,000

See accompanying notes to financial statements.

446

SPDR Barclays Short Term Corporate Bond ETF		SPDR Barclays Intermediate Term Corporate Bond ETF		SPDR Barclays Long Term Corporate Bond ETF
Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15

$66,086,631	$48,395,382	$27,735,877	$14,224,618	$8,353,419	$13,296,339
(10,996,247)	3,712,057	(744,669)	1,019,637	(15,625,644)	(746,119)
35,661,997	(24,556,577)	34,561,350	(10,838,609)	26,549,255	(25,082,017)

90,752,381	27,550,862	61,552,558	4,405,646	19,277,030	(12,531,797)

(391,787)	247,030	617,768	326,595	(351,889)	372,137

(65,038,332)	(47,169,433)	(26,969,459)	(13,919,284)	(8,781,341)	(12,946,125)
—	(3,156,335)	(72,540)	—	—	—

(65,038,332)	(50,325,768)	(27,041,999)	(13,919,284)	(8,781,341)	(12,946,125)

1,161,266,851	1,865,589,794	785,187,684	380,495,152	27,216,705	291,793,567
(1,184,829,069)	(1,328,188,472)	(228,392,738)	(75,137,306)	(224,637,588)	(90,943,918)
391,787	(247,030)	(617,768)	(326,595)	351,889	(372,137)
369,395	63,924	74,710	23,593	44,170	576,792

(22,801,036)	537,218,216	556,251,888	305,054,844	(197,024,824)	201,054,304

2,521,226	514,690,340	591,380,215	295,867,801	(186,881,024)	175,948,519
3,962,876,346	3,448,186,006	752,581,328	456,713,527	337,777,376	161,828,857

$3,965,397,572	$3,962,876,346	$1,343,961,543	$752,581,328	$150,896,352	$337,777,376

$3,696,626	$2,648,327	$1,400,635	$634,230	$210,408	$638,330

38,100,000	60,800,000	23,200,000	11,100,000	700,000	7,100,000
(38,800,000)	(43,300,000)	(6,700,000)	(2,200,000)	(5,900,000)	(2,300,000)

(700,000)	17,500,000	16,500,000	8,900,000	(5,200,000)	4,800,000

447

SPDR SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR Barclays Issuer Scored Corporate Bond ETF		SPDR Barclays Convertible Securities ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$791,062	$670,292	$46,541,023	$22,016,624
Net realized gain (loss)	(477,187)	434,693	1,592,666	231,390,754
Net change in unrealized appreciation/depreciation	1,395,425	(1,639,663)	(97,085,955)	(224,140,099)

Net increase (decrease) in net assets resulting from operations	1,709,300	(534,678)	(48,952,266)	29,267,279

Net equalization credits and charges (Note 2)	3,033	9,382	19,597,650	(2,909,759)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(792,945)	(703,805)	(133,280,742)	(136,871,875)
Net realized gains	—	—	(65,047,406)	(69,958,669)
Return of Capital	—	—	—	—

Total distributions to shareholders	(792,945)	(703,805)	(198,328,148)	(206,830,544)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	9,363,846	29,293,755	383,955,896	662,372,265
Cost of shares redeemed	(9,442,074)	(35,216,471)	(984,559,202)	(302,301,491)
Net income equalization (Note 2)	(3,033)	(9,382)	(19,597,650)	2,909,759
Other capital (Note 8)	968	96,708	51,010	578,605

Net increase (decrease) in net assets from beneficial interest transactions	(80,293)	(5,835,390)	(620,149,946)	363,559,138

Net increase (decrease) in net assets during the period	839,095	(7,064,491)	(847,832,710)	183,086,114
Net assets at beginning of period	25,220,442	32,284,933	3,045,439,092	2,862,352,978

NET ASSETS AT END OF PERIOD	$26,059,537	$25,220,442	$2,197,606,382	$3,045,439,092

Undistributed (distribution in excess of) net investment income (loss)	$27,086	$28,969	$21,260,768	$12,064,754

SHARES OF BENEFICIAL INTEREST:
Shares sold	300,000	900,000	8,400,000	13,600,000
Shares redeemed	(300,000)	(1,100,000)	(22,400,000)	(6,300,000)

Net increase (decrease)	—	(200,000)	(14,000,000)	7,300,000

(a)	On March 15, 2016, the SPDR Nuveen Barclays Municipal Bond ETF underwent a 1-for-2 reverse share split. The historical per share activity presented here has been retroactively adjusted to reflect this split. See Note 13.

See accompanying notes to financial statements.

448

SPDR Barclays Mortgage Backed Bond ETF		SPDR Barclays Aggregate Bond ETF		SPDR Nuveen Barclays Municipal Bond ETF
Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16(a)	Year Ended 6/30/15(a)

$5,378,004	$3,832,603	$29,172,730	$20,936,371	$36,206,970	$27,671,678
(1,110,345)	(71,498)	(1,981,041)	(120,169)	13,009,343	10,739,900
2,895,116	(1,323,607)	42,293,837	(10,354,725)	92,715,218	(11,910,109)

7,162,775	2,437,498	69,485,526	10,461,477	141,931,531	26,501,469

108,481	(28,168)	398,528	262,269	525,406	253,793

(5,016,852)	(3,048,623)	(28,814,874)	(19,721,938)	(35,885,462)	(27,368,579)
—	(1,918,458)	—	(819,906)	(1,516,227)	—
(303,166)	—	—	—	—	—

(5,320,018)	(4,967,081)	(28,814,874)	(20,541,844)	(37,401,689)	(27,368,579)

72,918,862	35,375,916	428,555,978	274,986,084	625,600,832	506,885,614
—	(8,166,091)	(80,912,679)	(11,572,641)	(83,987,756)	(235,997,027)
(108,481)	28,168	(398,528)	(262,269)	(525,406)	(253,793)
36,460	21,771	229,426	149,577	58,174	36,618

72,846,841	27,259,764	347,474,197	263,300,751	541,145,844	270,671,412

74,798,079	24,702,013	388,543,377	253,482,653	646,201,092	270,058,095
150,786,934	126,084,921	988,791,632	735,308,979	1,304,276,756	1,034,218,661

$225,585,013	$150,786,934	$1,377,335,009	$988,791,632	$1,950,477,848	$1,304,276,756

$(1,037,837)	$(290,579)	$(1,941,504)	$(53,985)	$1,242,325	$951,592

2,700,000	1,300,000	7,400,000	4,700,000	12,800,000	10,550,000
—	(300,000)	(1,400,000)	(200,000)	(1,700,000)	(4,900,000)

2,700,000	1,000,000	6,000,000	4,500,000	11,100,000	5,650,000

449

SPDR SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR Nuveen Barclays California Municipal Bond ETF		SPDR Nuveen Barclays New York Municipal Bond ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,497,264	$1,959,506	$704,494	$680,461
Net realized gain (loss)	934,012	967,102	194,096	233,952
Net change in unrealized appreciation/depreciation	6,991,901	(710,811)	1,772,728	(250,619)

Net increase (decrease) in net assets resulting from operations	10,423,177	2,215,797	2,671,318	663,794

Net equalization credits and charges (Note 2)	53,191	13,856	3,546	4,414

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(2,472,712)	(1,931,955)	(704,178)	(676,921)
Net realized gains	(149,274)	—	(188,464)	(45,560)

Total distributions to shareholders	(2,621,986)	(1,931,955)	(892,642)	(722,481)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	48,915,106	19,181,328	4,811,561	4,768,707
Cost of shares redeemed	—	(9,442,167)	(2,319,652)	—
Net income equalization (Note 2)	(53,191)	(13,856)	(3,546)	(4,414)
Other capital (Note 8)	24,457	9,659	2,406	2,384

Net increase (decrease) in net assets from beneficial interest transactions	48,886,372	9,734,964	2,490,769	4,766,677

Net increase (decrease) in net assets during the period	56,740,754	10,032,662	4,272,991	4,712,404
Net assets at beginning of period	85,143,703	75,111,041	30,015,623	25,303,219

NET ASSETS AT END OF PERIOD	$141,884,457	$85,143,703	$34,288,614	$30,015,623

Undistributed (distribution in excess of) net investment income (loss)	$110,698	$93,606	$40,658	$41,160

SHARES OF BENEFICIAL INTEREST:
Shares sold	2,000,000	800,000	200,000	200,000
Shares redeemed	—	(400,000)	(100,000)	—

Net increase (decrease)	2,000,000	400,000	100,000	200,000

(a)	On March 15, 2016, the SPDR Nuveen Barclays Short Term Municipal Bond ETF underwent a 1-for-2 reverse share split. The historical capital share activity presented here has been retroactively adjusted to reflect this split. See Note 13.

See accompanying notes to financial statements.

450

SPDR Nuveen Barclays Short Term Municipal Bond ETF		SPDR Nuveen S&P High Yield Municipal Bond ETF		SPDR Nuveen Barclays Build America Bond ETF
Year Ended 6/30/16(a)	Year Ended 6/30/15(a)	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15

$26,126,328	$22,062,255	$17,956,688	$16,958,308	$2,014,073	$4,013,302
4,147,572	6,173,668	4,052,406	(1,522,865)	(881,282)	398,194
27,932,714	(17,547,050)	21,473,288	(3,176,290)	6,113,187	(4,365,391)

58,206,614	10,688,873	43,482,382	12,259,153	7,245,978	46,105

94,244	127,723	296,635	180,060	(59,917)	67,113

(25,810,042)	(21,877,707)	(17,861,519)	(16,398,031)	(2,041,764)	(3,983,989)
—	(185,847)	—	—	—	—

(25,810,042)	(22,063,554)	(17,861,519)	(16,398,031)	(2,041,764)	(3,983,989)

524,299,465	537,650,452	259,219,712	213,080,733	12,144,005	118,685,668
(199,918,869)	(136,333,485)	(176,851,943)	(102,510,429)	(36,084,679)	(85,366,920)
(94,244)	(127,723)	(296,635)	(180,060)	59,917	(67,113)
132,607	109,790	95,358	75,192	7,954	56,687

324,418,959	401,299,034	82,166,492	110,465,436	(23,872,803)	33,308,322

356,909,775	390,052,076	108,083,990	106,506,618	(18,728,506)	29,437,551
2,609,387,084	2,219,335,008	382,259,062	275,752,444	72,033,578	42,596,027

$2,966,296,859	$2,609,387,084	$490,343,052	$382,259,062	$53,305,072	$72,033,578

$816,633	$508,431	$1,092,438	$1,226,628	$126,081	$153,555

10,750,000	11,050,000	4,500,000	3,700,000	200,000	1,900,000
(4,100,000)	(2,800,000)	(3,100,000)	(1,800,000)	(600,000)	(1,400,000)

6,650,000	8,250,000	1,400,000	1,900,000	(400,000)	500,000

451

SPDR SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR Citi International Government Inflation-Protected Bond ETF		SPDR Barclays Short Term International Treasury Bond ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$16,951,814	$18,812,127	$1,109,284	$1,577,852
Net realized gain (loss)	(64,413,635)	(14,767,919)	(11,147,557)	(32,438,600)
Net change in unrealized appreciation/depreciation	49,852,454	(104,717,016)	19,365,258	(17,124,000)

Net increase (decrease) in net assets resulting from operations	2,390,633	(100,672,808)	9,326,985	(47,984,748)

Net equalization credits and charges (Note 2)	—	—	—	(71,571)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(519,577)	(6,348,510)	—	(88,646)
Net realized gains	(6,052,756)	(3,634,796)	(103,427)	(388,155)

Total distributions to shareholders	(6,572,333)	(9,983,306)	(103,427)	(476,801)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	75,286,430	106,003,931	182,567,810	177,574,873
Cost of shares redeemed	(224,596,021)	(185,895,983)	(209,010,932)	(203,283,218)
Net income equalization (Note 2)	—	—	—	71,571
Other capital (Note 8)	937,922	1,335,787	188,741	154,436

Net increase (decrease) in net assets from beneficial interest transactions	(148,371,669)	(78,556,265)	(26,254,381)	(25,482,338)

Net increase (decrease) in net assets during the period	(152,553,369)	(189,212,379)	(17,030,823)	(74,015,458)
Net assets at beginning of period	769,996,080	959,208,459	199,590,669	273,606,127

NET ASSETS AT END OF PERIOD	$617,442,711	$769,996,080	$182,559,846	$199,590,669

Undistributed (distribution in excess of) net investment income (loss)	$(45,556,424)	$15,046,546	$(6,980,722)	$21,937,121

SHARES OF BENEFICIAL INTEREST:
Shares sold	1,400,000	1,900,000	6,000,000	5,500,000
Shares redeemed	(4,300,000)	(3,200,000)	(6,700,000)	(6,500,000)

Net increase (decrease)	(2,900,000)	(1,300,000)	(700,000)	(1,000,000)

See accompanying notes to financial statements.

452

SPDR Barclays International Treasury Bond ETF		SPDR Barclays International Corporate Bond ETF		SPDR Barclays Emerging Markets Local Bond ETF
Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15

$28,247,494	$32,099,864	$2,812,424	$3,774,869	$4,734,605	$5,408,423
(41,634,798)	(79,765,082)	(13,017,136)	(12,167,187)	(13,203,220)	(6,937,172)
166,029,276	(241,328,833)	13,622,610	(40,378,505)	10,559,123	(14,694,152)

152,641,972	(288,994,051)	3,417,898	(48,770,823)	2,090,508	(16,222,901)

—	(980,375)	—	—	—	—

—	(13,040,149)	(8,751)	(2,727,723)	—	—
—	(11,152,650)	—	(72,372)	—	—

—	(24,192,799)	(8,751)	(2,800,095)	—	—

632,782,155	370,931,663	22,903,238	73,211,805	143,584,716	44,055,824
(559,893,663)	(1,035,338,569)	(77,974,979)	(147,069,392)	(38,163,389)	(30,517,816)
—	980,375	—	—	—	—
438,857	435,353	15,464	81,798	273,533	157,344

73,327,349	(662,991,178)	(55,056,277)	(73,775,789)	105,694,860	13,695,352

225,969,321	(977,158,403)	(51,647,130)	(125,346,707)	107,785,368	(2,527,549)
1,449,792,284	2,426,950,687	191,155,017	316,501,724	97,486,536	100,014,085

$1,675,761,605	$1,449,792,284	$139,507,887	$191,155,017	$205,271,904	$97,486,536

$(28,076,429)	$(35,706,162)	$(4,409,055)	$(7,702,153)	$(5,297,502)	$(669,531)

11,900,000	6,600,000	700,000	2,100,000	5,300,000	1,500,000
(10,400,000)	(18,800,000)	(2,500,000)	(4,400,000)	(1,500,000)	(1,100,000)

1,500,000	(12,200,000)	(1,800,000)	(2,300,000)	3,800,000	400,000

453

SPDR SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR Barclays International High Yield Bond ETF		SPDR Barclays High Yield Bond ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,348,337	$1,347,233	$675,633,635	$579,931,954
Net realized gain (loss)	(1,441,940)	(1,684,706)	(906,282,725)	(116,887,927)
Net change in unrealized appreciation/depreciation	237,035	(2,565,932)	192,486,455	(664,655,129)

Net increase (decrease) in net assets resulting from operations	143,432	(2,903,405)	(38,162,635)	(201,611,102)

Net equalization credits and charges (Note 2)	(16,602)	(73,152)	9,053,087	3,210,915

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(279,137)	(688,954)	(673,448,105)	(579,353,563)
Net realized gains	—	(62,417)	—	—

Total distributions to shareholders	(279,137)	(751,371)	(673,448,105)	(579,353,563)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	2,142,589	—	19,832,445,042	12,244,441,311
Cost of shares redeemed	(2,132,205)	(14,757,504)	(17,683,258,794)	(11,430,333,150)
Net income equalization (Note 2)	16,602	73,152	(9,053,087)	(3,210,915)
Other capital (Note 8)	101	11,440	3,579,931	1,592,481

Net increase (decrease) in net assets from beneficial interest transactions	27,087	(14,672,912)	2,143,713,092	812,489,727

Net increase (decrease) in net assets during the period	(125,220)	(18,400,840)	1,441,155,439	34,735,977
Net assets at beginning of period	25,005,144	43,405,984	9,797,125,974	9,762,389,997

NET ASSETS AT END OF PERIOD	$24,879,924	$25,005,144	$11,238,281,413	$9,797,125,974

Undistributed (distribution in excess of) net investment income (loss)	$227,657	$147,589	$4,937,618	$1,059,562

SHARES OF BENEFICIAL INTEREST:
Shares sold	100,000	—	561,500,000	310,250,000
Shares redeemed	(100,000)	(600,000)	(498,500,000)	(289,250,000)

Net increase (decrease)	—	(600,000)	63,000,000	21,000,000

See accompanying notes to financial statements.

454

SPDR Barclays Short Term High Yield Bond ETF		SPDR Barclays Investment Grade Floating Rate ETF		SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF
Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15

$178,497,707	$215,359,168	$3,543,296	$2,188,550	$763,955	$981,233
(341,297,989)	(98,860,329)	(588,822)	10,964	(582,797)	17,814
50,360,636	(188,414,177)	(440,237)	(1,109,731)	243,868	(1,149,418)

(112,439,646)	(71,915,338)	2,514,237	1,089,783	425,026	(150,371)

(1,655,641)	303,982	25,348	3,075	(13,535)	1,711

(180,288,388)	(214,192,769)	(3,287,246)	(2,163,631)	(781,622)	(964,123)
—	—	—	(10,217)	—	—

(180,288,388)	(214,192,769)	(3,287,246)	(2,173,848)	(781,622)	(964,123)

2,572,115,582	3,556,398,318	179,413,686	30,595,774	—	3,036,151
(3,378,493,355)	(3,374,743,080)	(3,036,537)	(27,499,640)	(5,532,527)	(2,908,385)
1,655,641	(303,982)	(25,348)	(3,075)	13,535	(1,711)
414,278	319,564	313,900	8,400	733	14,542

(804,307,854)	181,670,820	176,665,701	3,101,459	(5,518,259)	140,597

(1,098,691,529)	(104,133,305)	175,918,040	2,020,469	(5,888,390)	(972,186)
4,237,218,574	4,341,351,879	387,935,859	385,915,390	20,404,601	21,376,787

$3,138,527,045	$4,237,218,574	$563,853,899	$387,935,859	$14,516,211	$20,404,601

$6,528,661	$8,207,413	$358,104	$102,054	$71,702	$89,369

96,200,000	120,800,000	5,900,000	1,000,000	—	100,000
(126,100,000)	(114,500,000)	(100,000)	(900,000)	(200,000)	(100,000)

(29,900,000)	6,300,000	5,800,000	100,000	(200,000)	—

455

SPDR SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR BofA Merrill Lynch Crossover Corporate Bond ETF		SPDR Dorsey Wright Fixed Income Allocation ETF
	Year Ended 6/30/16	Year Ended 6/30/15	For the Period 6/1/16* - 6/30/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,541,043	$1,497,029	$15,813
Net realized gain (loss)	(1,150,099)	114,929	76
Net change in unrealized appreciation/depreciation	1,269,524	(1,460,674)	245,346

Net increase (decrease) in net assets resulting from operations	1,660,468	151,284	261,235

Net equalization credits and charges (Note 2)	(14,399)	(34,005)	33,520

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,560,394)	(1,406,600)	—
Net realized gains	—	(39,934)	—

Total distributions to shareholders	(1,560,394)	(1,446,534)	—

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	2,518,121	20,899,345	15,166,384
Cost of shares redeemed	(9,986,839)	(5,279,829)	—
Net income equalization (Note 2)	14,399	34,005	(33,520)
Other capital (Note 8)	617	104,757	—

Net increase (decrease) in net assets from beneficial interest transactions	(7,453,702)	15,758,278	15,132,864

Net increase (decrease) in net assets during the period	(7,368,027)	14,429,023	15,427,619
Net assets at beginning of period	43,664,010	29,234,987	—

NET ASSETS AT END OF PERIOD	$36,295,983	$43,664,010	$15,427,619

Undistributed (distribution in excess of) net investment income (loss)	$126,822	$146,173	$15,813

SHARES OF BENEFICIAL INTEREST:
Shares sold	100,000	800,000	600,000
Shares redeemed	(400,000)	(200,000)	—

Net increase (decrease)	(300,000)	600,000	600,000

*	Inception date.

See accompanying notes to financial statements.

456

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period

	SPDR Barclays 1-3 Month T-Bill ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$45.71	$45.76	$45.80	$45.82	$45.85

Income (loss) from investment operations:
Net investment income (loss) (a)	0.00 (b)	(0.05)	(0.04)	(0.02)	(0.04)
Net realized and unrealized gain (loss) (c)	0.04	0.04	(0.04)	0.01	0.01

Total from investment operations	0.04	(0.01)	(0.08)	(0.01)	(0.03)

Net equalization credits and charges (a)	(0.04)	(0.04)	0.04	(0.01)	0.00	(b)

Distributions to shareholders from:
Net investment income	—	—	—	—	(0.00	)(b)

Net asset value, end of period	$45.71	$45.71	$45.76	$45.80	$45.82

Total return (d)	0.01%	(0.11)%	(0.09)%	(0.04)%	(0.08)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,883,265	$1,403,188	$979,258	$1,580,101	$1,539,512
Ratios to average net assets:
Total expenses	0.14%	0.14%	0.14%	0.14%	0.14%
Net investment income (loss)	0.01%	(0.12)%	(0.09)%	(0.05)%	(0.09)%
Portfolio turnover rate (e)	685%	620%	577%	584%	619%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amount is less than $0.005 per share.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

457

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Barclays TIPS ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$55.87	$57.38	$55.65	$59.59	$54.76

Income (loss) from investment operations:
Net investment income (loss) (a)	0.68	(0.07)	1.00	0.60	1.53
Net realized and unrealized gain (loss) (b)	1.80	(0.94)	1.51	(3.72)	4.93

Total from investment operations	2.48	(1.01)	2.51	(3.12)	6.46

Net equalization credits and charges (a)	(0.02)	(0.04)	(0.01)	0.01	0.05

Other capital (a)	—	—	—	—	0.00 (c)

Distributions to shareholders from:
Net investment income	(0.24)	(0.46)	(0.77)	(0.83)	(1.68)

Net asset value, end of period	$58.09	$55.87	$57.38	$55.65	$59.59

Total return (d)	4.42%	(1.84)%	4.52%	(5.32)%	12.03%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$691,343	$653,662	$596,730	$651,133	$732,984
Ratios to average net assets:
Total expenses	0.15%	0.17%	0.19%	0.19%	0.19%
Net investment income (loss)	1.21%	(0.12)%	1.79%	1.00%	2.62%
Portfolio turnover rate (e)	17%	18%	20%	20%	23%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

458

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Barclays 0-5 Year TIPS ETF
	Year Ended 6/30/16	Year Ended 6/30/15	For the Period 2/26/14* - 6/30/14
Net asset value, beginning of period	$19.52	$20.06	$20.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	(0.34)	0.22
Net realized and unrealized gain (loss) (b)	0.18	(0.25)	0.02

Total from investment operations	0.29	(0.59)	0.24

Net equalization credits and charges (a)	—	0.18	—

Distributions to shareholders from:
Net investment income	—	(0.13)	(0.18)

Net asset value, end of period	$19.81	$19.52	$20.06

Total return (c)	1.50%	(2.01)%	1.18%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$3,963	$3,904	$6,017
Ratios to average net assets:
Total expenses	0.16%	0.15%	0.15	%(d)
Net investment income (loss)	0.55%	(1.76)%	3.21	%(d)
Portfolio turnover rate (e)	39%	26%	10%

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(d)	Annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

459

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Barclays 1-10 Year TIPS ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14		For the Period 5/29/13* - 6/30/13
Net asset value, beginning of period	$19.29	$19.93	$19.39		$20.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.19	(0.06)	0.21		(0.03)
Net realized and unrealized gain (loss) (b)	0.47	(0.11)	0.45		(0.58)

Total from investment operations	0.66	(0.17)	0.66		(0.61)

Net equalization credits and charges (a)	(0.05)	(0.25)	(0.00	)(c)	(0.00	)(c)

Distributions to shareholders from:
Net investment income	(0.01)	(0.22)	(0.12)		—

Net asset value, end of period	$19.89	$19.29	$19.93		$19.39

Total return (d)	3.16%	(2.10)%	3.42%		(3.07)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$23,867	$19,293	$9,963		$11,632
Ratios to average net assets:
Total expenses	0.15%	0.15%	0.15%		0.15	%(e)
Net investment income (loss)	0.96%	(0.32)%	1.06%		(1.85	)%(e)
Portfolio turnover rate (f)	23%	28%	24%		1%

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(e)	Annualized.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

460

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Barclays Short Term Treasury ETF
	Year Ended 6/30/16		Year Ended 6/30/15		Year Ended 6/30/14		Year Ended 6/30/13	For the Period 11/30/11* - 6/30/12
Net asset value, beginning of period	$30.23		$30.08		$29.95		$30.10	$30.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.28		0.23		0.17		0.12	0.06
Net realized and unrealized gain (loss) (b)	0.42		0.12		0.13		(0.15)	0.09

Total from investment operations	0.70		0.35		0.30		(0.03)	0.15

Net equalization credits and charges (a)	0.00	(c)	0.02		0.00	(c)	0.00 (c)	—

Other capital (a)	—		0.00	(c)	—		—	—

Distributions to shareholders from:
Net investment income	(0.28)		(0.22)		(0.17)		(0.12)	(0.05)
Net realized gains	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	—	—

Total Distributions	(0.28)		(0.22)		(0.17)		(0.12)	(0.05)

Net asset value, end of period	$30.65		$30.23		$30.08		$29.95	$30.10

Total return (d)	2.33%		1.23%		1.00%		(0.10)%	0.49%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$91,957		$54,413		$12,033		$5,990	$6,019
Ratios to average net assets:
Total expenses	0.10%		0.11%		0.12%		0.12%	0.12	%(e)
Net investment income (loss)	0.93%		0.76%		0.57%		0.39%	0.34	%(e)
Portfolio turnover rate (f)	40%		35%		40%		38%	24%

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(e)	Annualized.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

461

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Barclays Intermediate Term Treasury ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$60.06	$59.72	$59.66	$61.31	$59.42

Income (loss) from investment operations:
Net investment income (loss) (a)	0.75	0.68	0.69	0.90	1.07
Net realized and unrealized gain (loss) (b)	1.58	0.31	0.14	(1.34)	2.07

Total from investment operations	2.33	0.99	0.83	(0.44)	3.14

Net equalization credits and charges (a)	0.01	0.02	(0.01)	(0.01)	(0.01)

Other capital (a)	0.00 (c)	0.00 (c)	0.00 (c)	—	0.00 (c)

Distributions to shareholders from:
Net investment income	(0.74)	(0.67)	(0.71)	(0.91)	(1.08)
Net realized gains	—	—	(0.05)	(0.29)	(0.16)

Total distributions	(0.74)	(0.67)	(0.76)	(1.20)	(1.24)

Net asset value, end of period	$61.66	$60.06	$59.72	$59.66	$61.31

Total return (d)	3.92%	1.69%	1.39%	(0.77)%	5.30%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$437,789	$294,311	$167,232	$173,012	$196,216
Ratios to average net assets:
Total expenses	0.10%	0.12%	0.14%	0.14%	0.14%
Net investment income (loss)	1.24%	1.13%	1.16%	1.48%	1.75%
Portfolio turnover rate (e)	33%	27%	32%	32%	35%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

462

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Barclays Long Term Treasury ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$68.55	$66.31	$64.34	$72.05	$56.22

Income (loss) from investment operations:
Net investment income (loss) (a)	1.80	1.87	1.86	1.75	1.92
Net realized and unrealized gain (loss) (b)	11.05	2.23	1.91	(7.70)	15.76

Total from investment operations	12.85	4.10	3.77	(5.95)	17.68

Net equalization credits and charges (a)	0.07	0.04	0.04	(0.01)	0.14

Other capital (a)	—	0.00 (c)	—	—	—

Distributions to shareholders from:
Net investment income	(1.81)	(1.90)	(1.84)	(1.75)	(1.99)

Net asset value, end of period	$79.66	$68.55	$66.31	$64.34	$72.05

Total return (d)	19.14%	6.21%	6.16%	(8.44)%	32.03%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$446,122	$164,531	$86,209	$57,908	$64,844
Ratios to average net assets:
Total expenses	0.10%	0.11%	0.14%	0.14%	0.14%
Net investment income (loss)	2.46%	2.60%	2.95%	2.49%	2.85%
Portfolio turnover rate (e)	22%	18%	24%	20%	22%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

463

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Barclays Short Term Corporate Bond ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$30.58	$30.76	$30.53	$30.37	$30.44

Income (loss) from investment operations:
Net investment income (loss) (a)	0.48	0.39	0.36	0.40	0.49
Net realized and unrealized gain (loss) (b)	0.17	(0.16)	0.29	0.17	(0.06)

Total from investment operations	0.65	0.23	0.65	0.57	0.43

Net equalization credits and charges (a)	0.00 (c)	0.00 (c)	0.00 (c)	0.02	0.02

Other capital (a)	—	0.00 (c)	0.00 (c)	0.01	0.04

Distributions to shareholders from:
Net investment income	(0.47)	(0.38)	(0.36)	(0.41)	(0.50)
Net realized gains	—	(0.03)	(0.06)	(0.03)	(0.06)

Total distributions	(0.47)	(0.41)	(0.42)	(0.44)	(0.56)

Net asset value, end of period	$30.76	$30.58	$30.76	$30.53	$30.37

Total return (d)	2.17%	0.74%	2.14%	1.99%	1.63%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$3,965,398	$3,962,876	$3,448,186	$2,940,064	$1,105,432
Ratios to average net assets:
Total expenses	0.12%	0.12%	0.13%	0.13%	0.13%
Net investment income (loss)	1.56%	1.27%	1.18%	1.30%	1.61%
Portfolio turnover rate (e)	56%	46%	43%	46%	50%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

464

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Barclays Intermediate Term Corporate Bond ETF
	Year Ended 6/30/16		Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$33.90		$34.34	$33.53	$33.89	$33.03

Income (loss) from investment operations:
Net investment income (loss) (a)	0.91		0.89	0.92	1.00	1.12
Net realized and unrealized gain (loss) (b)	0.81		(0.45)	0.89	(0.31)	0.92

Total from investment operations	1.72		0.44	1.81	0.69	2.04

Net equalization credits and charges (a)	0.02		0.02	0.00 (c)	0.02	0.02

Other capital (a)	(0.00	)(c)	0.00 (c)	0.00 (c)	0.02	0.02

Distributions to shareholders from:
Net investment income	(0.91)		(0.90)	(0.92)	(1.02)	(1.12)
Net realized gains	(0.00	)(c)	—	(0.08)	(0.07)	(0.10)

Total distributions	(0.91)		(0.90)	(1.00)	(1.09)	(1.22)

Net asset value, end of period	$34.73		$33.90	$34.34	$33.53	$33.89

Total return (d)	5.23%		1.34%	5.47%	2.10%	6.41%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,343,962		$752,581	$456,714	$399,041	$281,288
Ratios to average net assets:
Total expenses	0.12%		0.14%	0.15%	0.15%	0.15%
Net investment income (loss)	2.70%		2.61%	2.72%	2.89%	3.34%
Portfolio turnover rate (e)	26%		13%	13%	16%	15%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

465

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Barclays Long Term Corporate Bond ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$38.38	$40.46	$37.41	$39.92	$35.55

Income (loss) from investment operations:
Net investment income (loss) (a)	1.77	1.75	1.79	1.81	1.92
Net realized and unrealized gain (loss) (b)	3.60	(2.21)	2.96	(2.60)	4.10

Total from investment operations	5.37	(0.46)	4.75	(0.79)	6.02

Net equalization credits and charges (a)	(0.07)	0.05	0.04	0.01	0.07

Other capital (a)	0.01	0.08	0.06	0.22	0.20

Distributions to shareholders from:
Net investment income	(1.77)	(1.75)	(1.80)	(1.82)	(1.92)
Net realized gains	—	—	—	(0.13)	—

Total distributions	(1.77)	(1.75)	(1.80)	(1.95)	(1.92)

Net asset value, end of period	$41.92	$38.38	$40.46	$37.41	$39.92

Total return (c)	14.31%	(0.96)%	13.44%	(1.74)%	18.04%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$150,896	$337,777	$161,829	$97,258	$87,834
Ratios to average net assets:
Total expenses	0.12%	0.14%	0.15%	0.15%	0.15%
Net investment income (loss)	4.58%	4.29%	4.69%	4.42%	4.97%
Portfolio turnover rate (d)	14%	10%	8%	24%	21%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

466

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Barclays Issuer Scored Corporate Bond ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14		Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$31.53	$32.28	$31.22		$32.02	$30.52

Income (loss) from investment operations:
Net investment income (loss) (a)	0.97	0.96	1.08		1.08	1.11
Net realized and unrealized gain (loss) (b)	1.04	(0.88)	1.11		(0.81)	1.40

Total from investment operations	2.01	0.08	2.19		0.27	2.51

Net equalization credits and charges (a)	0.00 (c)	0.01	(0.00	)(c)	0.03	0.01

Other capital (a)	0.00 (c)	0.14	0.03		0.08	0.09

Distributions to shareholders from:
Net investment income	(0.97)	(0.98)	(1.08)		(1.08)	(1.11)
Net realized gains	—	—	(0.08)		(0.10)	—

Total distributions	(0.97)	(0.98)	(1.16)		(1.18)	(1.11)

Net asset value, end of period	$32.57	$31.53	$32.28		$31.22	$32.02

Total return (d)	6.56%	0.67%	7.28%		1.11%	8.72%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$26,060	$25,220	$32,285		$34,340	$22,417
Ratios to average net assets:
Total expenses	0.16%	0.16%	0.16%		0.16%	0.16%
Net investment income (loss)	3.09%	2.98%	3.42%		3.34%	3.53%
Portfolio turnover rate (e)	20%	8%	22%		11%	17%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

467

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Barclays Convertible Securities ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$47.44	$50.30	$42.54	$37.67	$41.55

Income (loss) from investment operations:
Net investment income (loss) (a)	0.82	0.37	(0.00)	(0.19)	0.37
Net realized and unrealized gain (loss) (b)	(1.38)	0.22	9.20	6.39	(2.45)

Total from investment operations	(0.56)	0.59	9.20	6.20	(2.08)

Net equalization credits and charges (a)	0.34	(0.05)	0.14	0.31	(0.00	)(c)

Other capital (a)	0.00 (c)	0.01	0.01	0.00 (c)	0.01

Distributions to shareholders from:
Net investment income	(2.32)	(2.12)	(1.59)	(1.64)	(1.29)
Net realized gains	(1.12)	(1.29)	—	—	(0.52)

Total distributions	(3.44)	(3.41)	(1.59)	(1.64)	(1.81)

Net asset value, end of period	$43.78	$47.44	$50.30	$42.54	$37.67

Total return (d)	(0.13)%	1.27%	22.35%	17.57%	(4.89)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$2,197,606	$3,045,439	$2,862,353	$1,225,259	$783,580
Ratios to average net assets:
Total expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income (loss)	1.84%	0.75%	0.00%	(0.47)%	0.98%
Portfolio turnover rate (e)	30%	38%	40%	34%	17%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

468

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Barclays Mortgage Backed Bond ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13		Year Ended 6/30/12
Net asset value, beginning of period	$26.93	$27.41	$26.61	$27.68		$27.35

Income (loss) from investment operations:
Net investment income (loss) (a)	0.82	0.79	0.53	0.11		0.41
Net realized and unrealized gain (loss) (b)	0.23	(0.22)	0.69	(0.62)		0.85

Total from investment operations	1.05	0.57	1.22	(0.51)		1.26

Net equalization credits and charges (a)	0.02	(0.01)	0.01	(0.00	)(c)	0.00 (c)

Other capital (a)	0.01	0.00 (c)	0.02	0.02		0.02

Distributions to shareholders from:
Net investment income	(0.79)	(0.77)	(0.44)	(0.13)		(0.43)
Net realized gains	—	(0.27)	(0.01)	(0.45)		(0.52)
Return of Capital	(0.04)	—	—	—		—

Total distributions	(0.83)	(1.04)	(0.45)	(0.58)		(0.95)

Net asset value, end of period	$27.18	$26.93	$27.41	$26.61		$27.68

Total return (d)	4.08%	2.03%	4.75%	(1.80)%		4.82%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$225,585	$150,787	$126,085	$23,951		$38,746
Ratios to average net assets:
Total expenses	0.20%	0.20%	0.20%	0.20%		0.20%
Net expenses	0.16%	0.20%	0.20%	0.20%		0.20%
Net investment income (loss)	3.05%	2.88%	1.96%	0.40%		1.47%
Portfolio turnover rate (e)	356%	221%	379%	544%		1,489%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

469

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Barclays Aggregate Bond ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$57.49	$57.90	$56.76	$58.57	$56.40

Income (loss) from investment operations:
Net investment income (loss) (a)	1.50	1.44	1.34	0.97	1.26
Net realized and unrealized gain (loss) (b)	1.85	(0.45)	1.08	(1.52)	2.68

Total from investment operations	3.35	0.99	2.42	(0.55)	3.94

Net equalization credits and charges (a)	0.02	0.02	0.01	0.00 (c)	0.04

Other capital (a)	0.01	0.01	0.02	0.01	0.05

Distributions to shareholders from:
Net investment income	(1.50)	(1.43)	(1.31)	(0.96)	(1.35)
Net realized gains	—	—	—	(0.31)	(0.51)

Total distributions	(1.50)	(1.43)	(1.31)	(1.27)	(1.86)

Net asset value, end of period	$59.37	$57.49	$57.90	$56.76	$58.57

Total return (d)	5.97%	1.77%	4.38%	(0.95)%	7.29%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,377,335	$988,792	$735,309	$669,829	$597,435
Ratios to average net assets:
Total expenses	0.08%	0.14%	0.19%	0.19%	0.19%
Net expenses	0.07%	0.11%	0.13%	0.13%	0.13%
Net investment income (loss)	2.58%	2.48%	2.35%	1.65%	2.17%
Portfolio turnover rate (e)	105%	69%	91%	165%	428%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

470

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Nuveen Barclays Municipal Bond ETF(a)
	Year Ended 6/30/16(a)	Year Ended 6/30/15(a)	Year Ended 6/30/14(a)		Year Ended 6/30/13(a)	Year Ended 6/30/12(a)
Net asset value, beginning of period	$47.52	$47.44	$46.04		$48.32	$45.50

Income (loss) from investment operations:
Net investment income (loss) (b)	1.09	1.14	1.18		1.30	1.48
Net realized and unrealized gain (loss) (c)	3.11	0.06	1.68		(1.74)	2.96

Total from investment operations	4.20	1.20	2.86		(0.44)	4.44

Net equalization credits and charges (b)	0.02	0.02	(0.00	)(d)	0.00 (d)	0.02

Other capital (b)	0.00 (d)	0.00 (d)	0.00	(d)	0.02	0.00 (d)

Distributions to shareholders from:
Net investment income	(1.10)	(1.14)	(1.18)		(1.30)	(1.50)
Net realized gains	(0.05)	—	(0.28)		(0.56)	(0.14)

Total distributions	(1.15)	(1.14)	(1.46)		(1.86)	(1.64)

Net asset value, end of period	$50.59	$47.52	$47.44		$46.04	$48.32

Total return (e)	9.02%	2.56%	6.41%		(1.01)%	9.95%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,950,478	$1,304,277	$1,034,219		$1,084,129	$1,135,596
Ratios to average net assets:
Total expenses	0.30%	0.30%	0.30%		0.30%	0.30%
Net expenses	0.23%	0.23%	0.23%		0.23%	0.23%
Net investment income (loss)	2.23%	2.37%	2.58%		2.69%	3.14%
Portfolio turnover rate (f)	21%	20%	28%		18%	17%

(a)	On March 15, 2016, the SPDR Nuveen Barclays Municipal Bond ETF underwent a 1-for-2 reverse share split. The per share activity presented here has been retroactively adjusted to reflect this split. See Note 13.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

471

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Nuveen Barclays California Municipal Bond ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$23.65	$23.47	$22.94	$24.34	$22.19

Income (loss) from investment operations:
Net investment income (loss) (a)	0.57	0.58	0.60	0.70	0.87
Net realized and unrealized gain (loss) (b)	1.70	0.17	1.15	(0.87)	2.16

Total from investment operations	2.27	0.75	1.75	(0.17)	3.03

Net equalization credits and charges (a)	0.01	0.00 (c)	(0.01)	0.01	0.00 (c)

Other capital (a)	0.01	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Distributions to shareholders from:
Net investment income	(0.57)	(0.57)	(0.61)	(0.70)	(0.86)
Net realized gains	(0.03)	—	(0.60)	(0.54)	(0.02)

Total distributions	(0.60)	(0.57)	(1.21)	(1.24)	(0.88)

Net asset value, end of period	$25.34	$23.65	$23.47	$22.94	$24.34

Total return (d)	9.83%	3.22%	7.92%	(0.85)%	13.91%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$141,884	$85,144	$75,111	$100,938	$85,193
Ratios to average net assets:
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment income (loss)	2.32%	2.43%	2.63%	2.88%	3.68%
Portfolio turnover rate (e)	16%	13%	21%	40%	14%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

472

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Nuveen Barclays New York Municipal Bond ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$23.09	$23.00	$22.75	$23.80	$22.34

Income (loss) from investment operations:
Net investment income (loss) (a)	0.56	0.57	0.61	0.67	0.77
Net realized and unrealized gain (loss) (b)	1.56	0.13	0.86	(0.87)	1.46

Total from investment operations	2.12	0.70	1.47	(0.20)	2.23

Net equalization credits and charges (a)	0.00 (c)	0.00 (c)	(0.01)	0.00 (c)	0.00 (c)

Other capital (a)	—	0.00 (c)	—	0.00 (c)	—

Distributions to shareholders from:
Net investment income	(0.56)	(0.57)	(0.61)	(0.68)	(0.77)
Net realized gains	(0.16)	(0.04)	(0.60)	(0.17)	—

Total distributions	(0.72)	(0.61)	(1.21)	(0.85)	(0.77)

Net asset value, end of period	$24.49	$23.09	$23.00	$22.75	$23.80

Total return (d)	9.31%	3.05%	6.72%	(1.01)%	10.10%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$34,289	$30,016	$25,303	$31,849	$28,557
Ratios to average net assets:
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment income (loss)	2.34%	2.45%	2.69%	2.77%	3.30%
Portfolio turnover rate (e)	18%	23%	32%	36%	24%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

473

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Nuveen Barclays Short Term Municipal Bond ETF(a)
	Year Ended 6/30/16	Year Ended 6/30/15		Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$48.50	$48.72		$48.06	$48.78	$48.40

Income (loss) from investment operations:
Net investment income (loss) (b)	0.46	0.44		0.46	0.52	0.66
Net realized and unrealized gain (loss) (c)	0.57	(0.22)		0.66	(0.60)	0.46

Total from investment operations	1.03	0.22		1.12	(0.08)	1.12

Net equalization credits and charges (b)	0.00 (d)	0.00	(d)	0.00 (d)	0.00 (d)	0.00 (d)

Other capital (b)	0.00 (d)	0.00	(d)	0.00 (d)	0.00 (d)	0.00 (d)

Distributions to shareholders from:
Net investment income	(0.46)	(0.44)		(0.46)	(0.54)	(0.66)
Net realized gains	—	(0.00	)(d)	—	(0.10)	(0.08)

Total distributions	(0.46)	(0.44)		(0.46)	(0.64)	(0.74)

Net asset value, end of period	$49.07	$48.50		$48.72	$48.06	$48.78

Total return (e)	2.13%	0.46%		2.31%	(0.20)%	2.36%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$2,966,297	$2,609,387		$2,219,335	$1,927,465	$1,539,304
Ratios to average net assets:
Total expenses	0.20%	0.20%		0.20%	0.20%	0.20%
Net investment income (loss)	0.94%	0.91%		0.93%	1.07%	1.34%
Portfolio turnover rate (f)	23%	23%		17%	20%	23%

(a)	On March 15, 2016, the SPDR Nuveen Barclays Short Term Municipal Bond ETF underwent a 1-for-2 reverse share split. The per share data presented here have been retroactively adjusted to reflect this split. See Note 13.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

474

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Nuveen S&P High Yield Municipal Bond ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$56.21	$56.28	$54.67	$56.05	$52.25

Income (loss) from investment operations:
Net investment income (loss) (a)	2.56	2.62	2.72	2.81	3.12
Net realized and unrealized gain (loss) (b)	3.53	(0.17)	1.47	(1.49)	3.70

Total from investment operations	6.09	2.45	4.19	1.32	6.82

Net equalization credits and charges (a)	0.04	0.03	0.05	0.07	0.10

Other capital (a)	0.01	0.01	0.01	0.01	0.01

Distributions to shareholders from:
Net investment income	(2.55)	(2.56)	(2.64)	(2.70)	(3.01)
Net realized gains	—	—	—	(0.08)	(0.12)

Total distributions	(2.55)	(2.56)	(2.64)	(2.78)	(3.13)

Net asset value, end of period	$59.80	$56.21	$56.28	$54.67	$56.05

Total return (c)	11.23%	4.47%	8.16%	2.33%	13.71%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$490,343	$382,259	$275,752	$218,686	$95,283
Ratios to average net assets:
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net expenses	0.45%	0.45%	0.45%	0.45%	0.45%
Net investment income (loss)	4.48%	4.58%	5.08%	4.84%	5.78%
Portfolio turnover rate (d)	23%	38%	21%	7%	24%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

475

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Nuveen Barclays Build America Bond ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$60.03	$60.85	$56.07	$60.05	$50.97

Income (loss) from investment operations:
Net investment income (loss) (a)	2.39	2.41	2.56	2.60	2.65
Net realized and unrealized gain (loss) (b)	6.67	(0.88)	4.90	(4.07)	8.92

Total from investment operations	9.06	1.53	7.46	(1.47)	11.57

Net equalization credits and charges (a)	(0.07)	0.04	(0.12)	(0.03)	0.18

Other capital (a)	0.01	0.03	0.01	0.11	0.04

Distributions to shareholders from:
Net investment income	(2.40)	(2.42)	(2.57)	(2.59)	(2.71)

Net asset value, end of period	$66.63	$60.03	$60.85	$56.07	$60.05

Total return (c)	15.41%	2.57%	13.60%	(2.60)%	23.52%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$53,305	$72,034	$42,596	$78,493	$102,078
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income (loss)	3.88%	3.85%	4.54%	4.24%	4.57%
Portfolio turnover rate (d)	8%	59%	9%	46%	112%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

476

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Citi International Government Inflation-Protected Bond ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$54.61	$62.28	$57.56	$59.24	$61.86

Income (loss) from investment operations:
Net investment income (loss) (a)	1.39	1.36	1.99	1.86	2.56
Net realized and unrealized gain (loss) (b)	(0.37)	(8.43)	4.20	(1.44)	(3.10)

Total from investment operations	1.02	(7.07)	6.19	0.42	(0.54)

Other capital (a)	0.08	0.10	0.05	0.10	0.05

Distributions to shareholders from:
Net investment income	(0.05)	(0.43)	(1.49)	(1.62)	(2.13)
Net realized gains	(0.53)	(0.27)	(0.03)	—	—
Return of capital	—	—	—	(0.58)	—

Total distributions	(0.58)	(0.70)	(1.52)	(2.20)	(2.13)

Net asset value, end of period	$55.13	$54.61	$62.28	$57.56	$59.24

Total return (c)	2.12%	(11.25)%	10.97%	0.67%	(0.69)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$617,443	$769,996	$959,208	$1,162,731	$1,273,764
Ratios to average net assets:
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income (loss)	2.63%	2.35%	3.35%	3.00%	4.32%
Portfolio turnover rate (d)	52%	36%	19%	43%	40%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

477

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Barclays Short Term International Treasury Bond ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14		Year Ended 6/30/13		Year Ended 6/30/12
Net asset value, beginning of period	$30.71	$36.48	$34.67		$35.80		$39.24

Income (loss) from investment operations:
Net investment income (loss) (a)	0.17	0.19	0.30		0.40		0.54
Net realized and unrealized gain (loss) (b)	0.59	(5.91)	1.53		(1.53)		(2.73)

Total from investment operations	0.76	(5.72)	1.83		(1.13)		(2.19)

Net equalization credits and charges (a)	—	(0.01)	—		—		—

Other capital (a)	0.03	0.02	0.01		0.00		0.01

Distributions to shareholders from:
Net investment income	—	(0.01)	(0.00	)(c)	(0.00	)(c)	(1.26)
Net realized gains	(0.02)	(0.05)	(0.03)		—		—

Total distributions	(0.02)	(0.06)	(0.03)		(0.00	)(c)	(1.26)

Net asset value, end of period	$31.48	$30.71	$36.48		$34.67		$35.80

Total return (d)	2.56%	(15.67)%	5.32%		(3.14)%		(5.59)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$182,560	$199,591	$273,606		$211,479		$225,523
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%		0.35%		0.35%
Net investment income (loss)	0.55%	0.59%	0.84%		1.11%		1.47%
Portfolio turnover rate (e)	85%	83%	83%		71%		116%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

478

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Barclays International Treasury Bond ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$52.15	$60.67	$56.29	$59.14	$61.84

Income (loss) from investment operations:
Net investment income (loss) (a)	0.99	0.91	1.20	1.29	1.39
Net realized and unrealized gain (loss) (b)	4.03	(8.73)	4.09	(2.93)	(1.79)

Total from investment operations	5.02	(7.82)	5.29	(1.64)	(0.40)

Net equalization credits and charges (a)	—	(0.03)	—	—	—

Other capital (a)	0.02	0.01	0.01	0.01	0.03

Distributions to shareholders from:
Net investment income	—	(0.35)	(0.91)	(1.22)	(2.33)
Net realized gains	—	(0.33)	(0.01)	—	—

Total distributions	—	(0.68)	(0.92)	(1.22)	(2.33)

Net asset value, end of period	$57.19	$52.15	$60.67	$56.29	$59.14

Total return (c)	9.67%	(13.01)%	9.52%	(2.86)%	(0.58)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,675,762	$1,449,792	$2,426,951	$1,891,366	$1,862,925
Ratios to average net assets:
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income (loss)	1.86%	1.62%	2.05%	2.16%	2.32%
Portfolio turnover rate (d)	24%	19%	40%	31%	38%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

479

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Barclays International Corporate Bond ETF
	Year Ended 6/30/16		Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13		Year Ended 6/30/12
Net asset value, beginning of period	$31.34		$37.68	$34.17	$32.34		$34.81

Income (loss) from investment operations:
Net investment income (loss) (a)	0.57		0.49	0.64	0.77		0.97
Net realized and unrealized gain (loss) (b)	0.53		(6.50)	3.44	1.43		(2.85)

Total from investment operations	1.10		(6.01)	4.08	2.20		(1.88)

Other capital (a)	(0.00	)(c)	0.01	0.05	0.09		0.08

Contribution from custodian	—		—	—	0.02		—

Distributions to shareholders from:
Net investment income	(0.00	)(c)	(0.33)	(0.60)	(0.46)		(0.67)
Net realized gains	—		(0.01)	(0.02)	(0.02)		—

Total distributions	(0.00	)(c)	(0.34)	(0.62)	(0.48)		(0.67)

Net asset value, end of period	$32.44		$31.34	$37.68	$34.17		$32.34

Total return (e)	3.54%		(16.02)%	12.32%	7.18	%(d)	(5.17)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$139,508		$191,155	$316,502	$184,513		$71,144
Ratios to average net assets:
Total expenses	0.50%		0.54%	0.55%	0.55%		0.55%
Net investment income (loss)	1.80%		1.43%	1.77%	2.24%		2.95%
Portfolio turnover rate (f)	19%		28%	23%	37%		42%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	If the custodian had not made a contribution during the Year Ended 6/30/13, the total return would have been 7.13%.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

480

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Barclays Emerging Markets Local Bond ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$27.08	$31.25	$29.74	$30.79	$31.74

Income (loss) from investment operations:
Net investment income (loss) (a)	1.47	1.43	1.51	1.57	1.57
Net realized and unrealized gain (loss) (b)	(0.90)	(5.64)	0.47	(1.13)	(2.55)

Total from investment operations	0.57	(4.21)	1.98	0.44	(0.98)

Other capital (a)	0.09	0.04	0.09	0.14	0.57

Distributions to shareholders from:
Net investment income	—	—	(0.56)	(1.54)	(0.54)
Net realized gains	—	—	—	(0.01)	—
Return of capital	—	—	—	(0.08)	—

Total distributions	—	—	(0.56)	(1.63)	(0.54)

Net asset value, end of period	$27.74	$27.08	$31.25	$29.74	$30.79

Total return (c)	2.44%	(13.35)%	6.77%	1.97%	(1.30)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$205,272	$97,487	$100,014	$107,055	$197,030
Ratios to average net assets:
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income (loss)	5.67%	4.94%	5.06%	4.93%	5.13%
Portfolio turnover rate (d)	44%	35%	69%	75%	18%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

481

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Barclays International High Yield Bond ETF
	Year Ended 6/30/16	Year Ended 6/30/15		For the Period 3/12/14* - 6/30/14
Net asset value, beginning of period	$22.73	$25.53		$25.00

Income (loss) from investment operations:
Net investment income (loss) (a)	1.20	1.11		0.36
Net realized and unrealized gain (loss) (b)	(1.06)	(3.30)		0.30

Total from investment operations	.14	(2.19)		0.66

Net equalization credits and charges (a)	(0.01)	(0.06	)(c)	—

Other capital (a)	—	0.01		0.10

Distributions to shareholders from:
Net investment income	(0.25)	(0.50)		(0.23)
Net realized gains	—	(0.06)		—

Total distributions	(0.25)	(0.56)		(0.23)

Net asset value, end of period	$22.62	$22.73		$25.53

Total return (d)	0.63%	(8.86)%		3.07%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$24,880	$25,005		$43,406
Ratios to average net assets:
Total expenses	0.40%	0.40%		0.40	%(e)
Net investment income (loss)	5.45%	4.69%		4.76	%(e)
Portfolio turnover rate (f)	31%	50%		26%

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(e)	Annualized.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

482

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Barclays High Yield Bond ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14		Year Ended 6/30/13	Year Ended 6/30/12
Net asset value, beginning of period	$38.34	$41.63	$39.53		$39.16	$39.88

Income (loss) from investment operations:
Net investment income (loss) (a)	2.22	2.26	2.38		2.59	2.85
Net realized and unrealized gain (loss) (b)	(3.10)	(3.31)	2.11		0.38	(0.53)

Total from investment operations	(0.88)	(1.05)	4.49		2.97	2.32

Net equalization credits and charges (a)	0.03	0.01	0.00	(c)	(0.01)	0.06

Other capital (a)	0.01	0.01	0.00	(c)	0.03	0.03

Distributions to shareholders from:
Net investment income	(2.22)	(2.26)	(2.39)		(2.62)	(2.87)
Net realized gains	—	—	(0.00	)(c)	—	(0.26)

Total distributions	(2.22)	(2.26)	(2.39)		(2.62)	(3.13)

Net asset value, end of period	$35.28	$38.34	$41.63		$39.53	$39.16

Total return (d)	(1.99)%	(2.50)%	11.72%		7.70%	6.50%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$11,238,281	$9,797,126	$9,762,390		$9,300,031	$10,780,535
Ratios to average net assets:
Total expenses	0.40%	0.40%	0.40%		0.40%	0.40%
Net investment income (loss)	6.32%	5.71%	5.86%		6.41%	7.38%
Portfolio turnover rate (e)	59%	34%	30%		49%	38%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

483

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Barclays Short Term High Yield Bond ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	For the Period 3/14/12* - 6/30/12
Net asset value, beginning of period	$28.82	$30.86	$30.05	$29.77	$30.00

Income (loss) from investment operations:
Net investment income (loss) (a)	1.51	1.51	1.59	1.75	0.56
Net realized and unrealized gain (loss) (b)	(2.02)	(2.04)	0.75	0.23	(0.60)

Total from investment operations	(0.51)	(0.53)	2.34	1.98	(0.04)

Net equalization credits and charges (a)	(0.01)	0.00 (c)	0.07	0.14	0.09

Other capital (a)	0.00 (c)	0.00 (c)	0.00 (c)	0.04	0.08

Distributions to shareholders from:
Net investment income	(1.50)	(1.51)	(1.58)	(1.88)	(0.36)
Net realized gains	—	—	(0.02)	—	—

Total distributions	(1.50)	(1.51)	(1.60)	(1.88)	(0.36)

Net asset value, end of period	$26.80	$28.82	$30.86	$30.05	$29.77

Total return (d)	(1.61)%	(1.72)%	8.21%	7.40%	0.44%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$3,138,527	$4,237,219	$4,341,352	$1,349,305	$133,966
Ratios to average net assets:
Total expenses	0.40%	0.40%	0.40%	0.40%	0.40	%(e)
Net investment income (loss)	5.66%	5.13%	5.17%	5.75%	6.40	%(e)
Portfolio turnover rate (f)	39%	39%	44%	54%	16%

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(e)	Annualized.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

484

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Barclays Investment Grade Floating Rate ETF
	Year Ended 6/30/16	Year Ended 6/30/15		Year Ended 6/30/14		Year Ended 6/30/13		For the Period 11/30/11* - 6/30/12
Net asset value, beginning of period	$30.55	$30.63		$30.47		$30.33		$30.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.25	0.17		0.16		0.33		0.30
Net realized and unrealized gain (loss) (b)	(0.10)	(0.08)		0.14		0.13		0.28

Total from investment operations	0.15	0.09		0.30		0.46		0.58

Net equalization credits and charges (a)	0.00 (c)	0.00	(c)	0.01		0.02		0.01

Other capital (a)	0.02	0.00	(c)	0.01		0.05		—

Distributions to shareholders from:
Net investment income	(0.24)	(0.17)		(0.16)		(0.39)		(0.26)
Net realized gains	—	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	—

Net asset value, end of period	$30.48	$30.55		$30.63		$30.47		$30.33

Total return (d)	0.55%	0.29%		1.06%		1.77%		1.95%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$563,854	$387,936		$385,915		$42,655		$9,098
Ratios to average net assets:
Total expenses	0.15%	0.15%		0.15%		0.15%		0.15	%(e)
Net investment income (loss)	0.83%	0.56%		0.51%		1.08%		1.68	%(e)
Portfolio turnover rate (f)	28%	21%		12%		11%		5%

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(e)	Annualized.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

485

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	For the Period 6/18/12* - 6/30/12
Net asset value, beginning of period	$29.15	$30.54	$29.41	$30.08	$30.00

Income (loss) from investment operations:
Net investment income (loss) (a)	1.33	1.30	1.32	1.30	0.06
Net realized and unrealized gain (loss) (b)	(0.09)	(1.44)	1.39	(0.75)	(0.20)

Total from investment operations	1.24	(0.14)	2.71	0.55	(0.14)

Net equalization credits and charges (a)	(0.02)	0.00 (c)	0.01	—	—

Other capital (a)	0.00 (c)	0.02	0.06	—	0.22

Distributions to shareholders from:
Net investment income	(1.34)	(1.27)	(1.33)	(1.22)	—
Net realized gains	—	—	(0.32)	—	—

Total distributions	(1.34)	(1.27)	(1.65)	(1.22)	—

Net asset value, end of period	$29.03	$29.15	$30.54	$29.41	$30.08

Total return (d)	4.48%	(0.35)%	9.81%	1.63%	0.27%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$14,516	$20,405	$21,377	$14,703	$15,041
Ratios to average net assets:
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50	%(e)
Net investment income (loss)	4.75%	4.39%	4.45%	4.15%	3.38	%(e)
Portfolio turnover rate (f)	4%	11%	18%	30%	6%

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(e)	Annualized.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

486

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR BofA Merrill Lynch Crossover Corporate Bond ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	For the Period 6/18/12* - 6/30/12
Net asset value, beginning of period	$25.68	$26.58	$25.30	$25.24	$25.00

Income (loss) from investment operations:
Net investment income (loss) (a)	1.07	1.02	1.03	1.05	0.05
Net realized and unrealized gain (loss) (b)	0.28	(0.97)	1.35	(0.16)	0.19

Total from investment operations	1.35	0.05	2.38	0.89	0.24

Net equalization credits and charges (a)	(0.01)	(0.02)	—	0.06	—

Other capital (a)	0.00 (c)	0.07	0.02	0.11	—

Distributions to shareholders from:
Net investment income	(1.09)	(0.98)	(1.03)	(1.00)	—
Net realized gains	—	(0.02)	(0.09)	—	—

Total distributions	(1.09)	(1.00)	(1.12)	(1.00)	—

Net asset value, end of period	$25.93	$25.68	$26.58	$25.30	$25.24

Total return (c)	5.39%	0.42%	9.76%	4.11%	0.95%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$36,296	$43,664	$29,235	$22,770	$10,095
Ratios to average net assets:
Total expenses	0.40%	0.40%	0.40%	0.40%	0.40	%(d)
Net expenses	0.30%	0.30%	0.30%	0.30%	0.30	%(d)
Net investment income (loss)	4.27%	3.88%	4.00%	4.01%	3.64	%(d)
Portfolio turnover rate (e)	36%	16%	18%	20%	1%

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(d)	Annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

487

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Dorsey Wright Fixed Income Allocation ETF
	For the Period 6/2/16* - 6/30/16
Net asset value, beginning of period	$25.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.05
Net realized and unrealized gain (loss) (b)	0.56

Total from investment operations	0.61

Net equalization credits and charges (a)	0.10

Net asset value, end of period	$25.71

Total return (c)	2.85%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$15,428
Ratios to average net assets:
Total expenses	0.60	%(d)
Net expenses	0.21	%(d)
Net investment income (loss)	2.23	%(d)
Portfolio turnover rate (e)	3%

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(d)	Annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

488

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS

June 30, 2016

1.	Organization

SPDR Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company that was organized as a Massachusetts business trust on June 12, 1998.

As of June 30, 2016, the Trust consists of eighty-one (81) series, each of which represents a separate series of beneficial interest in the Trust (each a “Fund,” and collectively, the “Funds” ). The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest with $0.01par value. The financial statements herein relate to the following Funds:

SPDR Barclays 1-3 Month T-Bill ETF

SPDR Barclays TIPS ETF

SPDR Barclays 0-5 Year TIPS ETF

SPDR Barclays 1-10 Year TIPS ETF

SPDR Barclays Short Term Treasury ETF

SPDR Barclays Intermediate Term Treasury ETF

SPDR Barclays Long Term Treasury ETF

SPDR Barclays Short Term Corporate Bond ETF

SPDR Barclays Intermediate Term Corporate Bond ETF

SPDR Barclays Long Term Corporate Bond ETF

SPDR Barclays Issuer Scored Corporate Bond ETF

SPDR Barclays Convertible Securities ETF

SPDR Barclays Mortgage Backed Bond ETF

SPDR Barclays Aggregate Bond ETF

SPDR Nuveen Barclays Municipal Bond ETF

SPDR Nuveen Barclays California Municipal Bond ETF

SPDR Nuveen Barclays New York Municipal Bond ETF

SPDR Nuveen Barclays Short Term Municipal Bond ETF

SPDR Nuveen S&P High Yield Municipal Bond ETF

SPDR Nuveen Barclays Build America Bond ETF

SPDR Citi International Government Inflation-Protected Bond ETF (formerly SPDR DB International Government Inflation-Protected Bond ETF)

SPDR Barclays Short Term International Treasury Bond ETF

SPDR Barclays International Treasury Bond ETF

SPDR Barclays International Corporate Bond ETF

SPDR Barclays Emerging Markets Local Bond ETF

SPDR Barclays International High Yield Bond ETF

SPDR Barclays High Yield Bond ETF

SPDR Barclays Short Term High Yield Bond ETF

SPDR Barclays Investment Grade Floating Rate ETF

SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF

SPDR BofA Merrill Lynch Crossover Corporate Bond ETF

SPDR Dorsey Wright Fixed Income Allocation ETF

Each Fund is classified as a non-diversified investment company under the 1940 Act.

SPDR Dorsey Wright Fixed Income Allocation ETF was formed on June 1, 2016, and commenced operations on June 2, 2016.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith

489

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Funds. The Board has responsibility for determining the fair value of investments.

Valuation techniques used to value each Fund’s investments by major category are as follows:

•	Equity investments (including preferred stocks and registered investment companies that are exchange-traded funds) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

•	Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value per share or unit.

•	Short-term investments maturing within sixty days at the time of purchase are valued using the amortized cost method as long as the amortized cost value of a particular portfolio instrument is reasonably determined to approximate the fair value of that investment established using market-based and issuer-specific factors.

•	Debt obligations (both governmental and non-governmental) that are short term in nature (with a maturity of sixty days or less at purchase) are valued using the amortized cost method as long as the amortized cost value of a particular portfolio instrument is reasonably determined to approximate the fair value of that investment established using market-based and issuer-specific factors or at a price obtained from an independent pricing service.

•	Debt obligations (both governmental and non-governmental) purchased with greater than sixty days to maturity are valued at last reported evaluated bid prices obtained from independent pricing services or brokers. In determining the value of a fixed income investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

•	Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. The rates are obtained from independent pricing services in accordance with valuation policy and procedures approved by the Board.

•	Senior loans or other loans are valued at evaluated bid prices supplied by an independent pricing service, if available. Senior loans and other loans for which the Committee determines that there are no reliable valuations available from pricing services or brokers will be initially valued at cost and adjusted for amortization of principal until remeasurement is warranted due to a credit or economic event or other factors affecting the loan.

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Funds’ underlying benchmarks. Various inputs are used in determining the value of the Funds’ investments.

The Funds value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

490

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the assets or liabilities either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

The value of each Fund’s investments according to the fair value hierarchy as of June 30, 2016, is disclosed in each Fund’s respective Schedule of Investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period. The Funds had no material transfers between levels for the period ended June 30, 2016.

Investment Transactions and Income Recognition

Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method.

Dividend income and capital gain distributions, if any, are recognized daily on the ex-dividend date, net of any foreign taxes withheld at source, if any. Interest income is recorded daily on an accrual basis. All premium and discounts are amortized/accreted for financial reporting purposes. Non-cash dividends received in the form of stock are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains.

Inflation-indexed public obligations are income-generating instruments whose interest and principal are periodically adjusted for inflation (or deflation). The inflation (deflation) adjustment is applied to the principal of each bond and is accounted for as interest income in the Statements of Operations. Deflation may cause dividends to be suspended. Certain Funds such as SPDR Barclays TIPS ETF, SPDR Barclays 0-5 Year TIPS ETF, SPDR Barclays 1-10 Year TIPS ETF, and SPDR Citi International Government Inflation — Protected Bond ETF may invest exclusively in inflation indexed instruments.

Paydown gains and losses are recorded as an adjustment to interest income.

Expenses

Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds within the Trust.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies as well as investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars using exchange rates at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

491

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with SSGA Funds Management, Inc.’s (the “Adviser” or “SSGA FM”) understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of June 30, 2016, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

Equalization

The Funds in the Trust follow the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.

The following Funds utilized equalization during the period ended June 30, 2016:

SPDR Barclays 1-3 Month T-Bill ETF

SPDR Barclays TIPS ETF

SPDR Barclays 1-10 Year TIPS ETF

SPDR Barclays Short Term Treasury ETF

SPDR Barclays Intermediate Term Treasury ETF

SPDR Barclays Long Term Treasury ETF

SPDR Barclays Short Term Corporate Bond ETF

SPDR Barclays Intermediate Term Corporate Bond ETF

SPDR Barclays Long Term Corporate Bond ETF

SPDR Barclays Issuer Scored Corporate Bond ETF

SPDR Barclays Convertible Securities ETF

SPDR Barclays Mortgage Backed Bond ETF

SPDR Barclays Aggregate Bond ETF

SPDR Nuveen Barclays Municipal Bond ETF

SPDR Nuveen Barclays California Municipal Bond ETF

SPDR Nuveen Barclays New York Municipal Bond ETF

SPDR Nuveen Barclays Short Term Municipal Bond ETF

SPDR Nuveen S&P High Yield Municipal Bond ETF

SPDR Nuveen Barclays Build America Bond ETF

SPDR Barclays International High Yield Bond ETF

SPDR Barclays High Yield Bond ETF

SPDR Barclays Short Term High Yield Bond ETF

SPDR Barclays Investment Grade Floating Rate ETF

SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF

SPDR BofA Merrill Lynch Crossover Corporate Bond ETF

SPDR Dorsey Wright Fixed Income Allocation ETF

Distributions

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

3.	Securities and Other Investments

Delayed Delivery Transactions and When-Issued Securities

During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund’s Schedule of Investments. The Funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Funds identify securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.

492

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

Loan Agreements

The SPDR Barclays HighYield Bond ETF and SPDR Barclays Short Term High Yield Bond ETF invest in Senior Loans. Senior Loans consist generally of obligations of companies and other entities (collectively, “borrowers”) incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company (leveraged buyout); temporary refinancing; or financing internal growth or other general business purposes. Senior Loans are often obligations of borrowers who have incurred a significant percentage of debt compared to their total assets and thus are highly leveraged. The funds do not treat the banks originating or acting as agents for the lenders, or granting or acting as intermediary in participation interests, in loans held by the funds as the issuers of such loans.

Mortgage Dollar Rolls

The SPDR Barclays Aggregate Bond ETF and the SPDR Barclays Mortgage Backed Bond ETF may enter into mortgage dollar roll transactions with respect to mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities on a fixed date.

The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The SPDR Barclays Aggregate Bond ETF and the SPDR Barclays Mortgage Backed Bond ETF receive compensation as consideration for entering into the commitment to repurchase.

The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments.

Additionally, the value of such securities may change adversely before the SPDR Barclays Aggregate Bond ETF and the SPDR Barclays Mortgage Backed Bond ETF are able to repurchase them. There can be no assurance that the use of the cash received from a mortgage dollar roll will provide a return that exceeds its costs. The use of to-be announced (“TBA”) mortgage dollar rolls may cause the SPDR Barclays Aggregate Bond ETF and the SPDR Barclays Mortgage Backed Bond ETF to experience higher transaction costs.

4.	Derivative Financial Instruments

Forward Foreign Currency Exchange Contracts

Certain Funds may engage in forward foreign currency contracts to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuations. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Certain risks may arise upon entering into forward foreign currency exchange contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gains on appreciated contracts, if any. Additionally, when utilizing forward foreign currency exchange contracts to hedge, the Funds give up the opportunity to profit from favorable exchange rate movements during the term of the contract.

For the period ended June 30, 2016, the following Funds entered into forward foreign currency exchange contracts for the strategies listed below:

Funds	Strategies
SPDR Barclays Short Term International Treasury Bond ETF	Gain exposure to foreign currencies or hedge against currency fluctuations
SPDR Barclays International Treasury Bond ETF	Gain exposure to foreign currencies or hedge against currency fluctuations
SPDR Barclays International Corporate Bond ETF	Gain exposure to foreign currencies or hedge against currency fluctuations

493

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

The following tables summarize the value of the Funds’ derivative instruments as of June 30, 2016, and the related location in the accompanying Statements of Assets and Liabilities and Statements of Operations, presented by primary underlying risk exposure:

	Asset Derivatives
	Foreign Exchange Contracts Risk	Total
SPDR Barclays Short Term International Treasury Bond ETF
Forward Currency Contracts (a)	$135,177	$135,177
SPDR Barclays International Treasury Bond ETF
Forward Currency Contracts (a)	655,693	655,693
SPDR Barclays International Corporate Bond ETF
Forward Currency Contracts (a)	33,886	33,886

(a)	Unrealized appreciation on forward foreign currency contracts.

	Liability Derivatives
	Foreign Exchange Contracts Risk	Total
SPDR Barclays Short Term International Treasury Bond ETF
Forward Currency Contracts (a)	$45,303	$45,303
SPDR Barclays International Treasury Bond ETF
Forward Currency Contracts (a)	228,652	228,652
SPDR Barclays International Corporate Bond ETF
Forward Currency Contracts (a)	7,957	7,957

(a)	Unrealized depreciation on forward foreign currency contracts.

	Net Realized Gain (Loss)
	Foreign Exchange Contracts Risk	Total
SPDR Citi International Government Inflation-Protected Bond ETF
Forward Currency Contracts (a)	$62,069	$62,069
SPDR Barclays Short Term International Treasury Bond ETF
Forward Currency Contracts (a)	(39,699)	(39,699)
SPDR Barclays International Treasury Bond ETF
Forward Currency Contracts (a)	(631,977)	(631,977)
SPDR Barclays International Corporate Bond ETF
Forward Currency Contracts (a)	68,558	68,558
SPDR Barclays Emerging Markets Local Bond ETF
Forward Currency Contracts (a)	(36,589)	(36,589)

(a)	Net realized gain (loss) on foreign currency transactions.

494

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

	Net Change in Unrealized Appreciation (Depreciation)
	Foreign Exchange Contracts Risk	Total
SPDR Barclays Short Term International Treasury Bond ETF
Forward Currency Contracts (a)	$180,480	$180,480
SPDR Barclays International Treasury Bond ETF
Forward Currency Contracts (a)	884,345	884,345
SPDR Barclays International Corporate Bond ETF
Forward Currency Contracts (a)	41,843	41,843

(a)	Net change in unrealized appreciation (depreciation) on forward foreign currency transactions.

For financial reporting purposes, the Funds do not offset derivative assets or liabilities, including those that may be subject to an enforceable Foreign Exchange Master Agreement that allows for net settlement between counterparties, on their Statements of Assets and Liabilities. The following tables set forth the Funds’ net exposure to derivative assets and liabilities available for offset and net of collateral at June 30, 2016:

SPDR Barclays Short Term International Treasury Bond ETF

Offsetting of Financial Assets and Derivative Assets

	Forward Foreign Currency Exchange Contracts
Counterparty	Gross Amounts of Assets	Amount Eligible to Offset	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A	$135,177	$(45,303)	$—	$89,874

Offsetting of Financial Liabilities and Derivative Liabilities
	Forward Foreign Currency Exchange Contracts
Counterparty	Gross Amounts of Liabilities	Amount Eligible to Offset	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A	$(45,303)	$45,303	$—	$—

SPDR Barclays International Treasury Bond ETF

Offsetting of Financial Assets and Derivative Assets

	Forward Foreign Currency Exchange Contracts
Counterparty	Gross Amounts of Assets	Amount Eligible to Offset	Collateral (Received)/ Pledged	Net Amount
Bank of America N.A.	$655,693	$(228,652)	$—	$427,041

Offsetting of Financial Liabilities and Derivative Liabilities

	Forward Foreign Currency Exchange Contracts
Counterparty	Gross Amounts of Liabilities	Amount Eligible to Offset	Collateral (Received)/ Pledged	Net Amount
Bank of America N.A.	$(228,652)	$228,652	$—	$—

495

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

SPDR Barclays International Corporate Bond ETF

Offsetting of Financial Assets and Derivative Assets

	Forward Foreign Currency Exchange Contracts
Counterparty	Gross Amounts of Assets	Amount Eligible to Offset	Collateral (Received)/ Pledged	Net Amount
Barclays Capital	$4,693	$—	$—	$4,693
Westpac Banking Corp	29,193	(7,957)	—	21,236

	$33,886	$(7,957)	$—	$25,929

Offsetting of Financial Liabilities and Derivative Liabilities

	Forward Foreign Currency Exchange Contracts
Counterparty	Gross Amounts of Liabilities	Amount Eligible to Offset	Collateral (Received)/ Pledged	Net Amount
Westpac Banking Corp.	$(7,957)	$7,957	$—	$—

Amounts presented on the Schedules of Investments and Statements of Assets and Liabilities are not net settlement amounts but gross.

5.	Fees and Transactions with Affiliates

Advisory Fee

The Trust, on behalf of each Fund, has entered into an Investment Advisory Agreement with SSGA FM. For its advisory services to the Funds, facilities furnished, and expenses borne by the Adviser, each Fund pays the Adviser a fee accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as shown in the following table:

	Annual Rate
SPDR Barclays 1-3 Month T-Bill ETF	0.1345%
SPDR Barclays TIPS ETF	0.1500
SPDR Barclays 0-5 Year TIPS ETF	0.1500
SPDR Barclays 1-10 Year TIPS ETF	0.1500
SPDR Barclays Short Term Treasury ETF	0.1000
SPDR Barclays Intermediate Term Treasury ETF	0.1000
SPDR Barclays Long Term Treasury ETF	0.1000
SPDR Barclays Short Term Corporate Bond ETF	0.1200	(a)
SPDR Barclays Intermediate Term Corporate Bond ETF	0.1200
SPDR Barclays Long Term Corporate Bond ETF	0.1200
SPDR Barclays Issuer Scored Corporate Bond ETF	0.1600
SPDR Barclays Convertible Securities ETF	0.4000
SPDR Barclays Mortgage Backed Bond ETF	0.2000	(a)
SPDR Barclays Aggregate Bond ETF	0.0800	(a)
SPDR Nuveen Barclays Municipal Bond ETF	0.3000	(b)
SPDR Nuveen Barclays California Municipal Bond ETF	0.2000
SPDR Nuveen Barclays New York Municipal Bond ETF	0.2000
SPDR Nuveen Barclays Short Term Municipal Bond ETF	0.2000
SPDR Nuveen S&P High Yield Municipal Bond ETF	0.5000	(b)

496

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

	Annual Rate
SPDR Nuveen Barclays Build America Bond ETF	0.3500%
SPDR Citi International Government Inflation-Protected Bond ETF	0.5000
SPDR Barclays Short Term International Treasury Bond ETF	0.3500
SPDR Barclays International Treasury Bond ETF	0.5000
SPDR Barclays International Corporate Bond ETF	0.5000
SPDR Barclays Emerging Markets Local Bond ETF	0.5000
SPDR Barclays International High Yield Bond ETF	0.4000
SPDR Barclays High Yield Bond ETF	0.4000
SPDR Barclays Short Term High Yield Bond ETF	0.4000
SPDR Barclays Investment Grade Floating Rate ETF	0.1500
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF	0.5000
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF	0.4000	(b)
SPDR Dorsey Wright Fixed Income Allocation ETF	0.6000

(a)	The Adviser has contractually agreed to waive its management fee and/or reimburse expenses in an amount equal to the acquired fund fees and expenses (excluding holdings in acquired funds for cash management purposes, if any).
(b)	The Adviser has contractually agreed to limit its management fee to the extent necessary to limit annual operating expenses to 0.23%, 0.45% and 0.30% until October 31, 2016 for the SPDR Nuveen Barclays Municipal Bond ETF, SPDR Nuveen S&P High Yield Municipal Bond ETF and SPDR BofA Merrill Lynch Crossover Corporate Bond ETF, respectively.

The Adviser pays all operating expenses of each Fund other than management fee, distribution fee pursuant to each Fund’s Distribution and Service Plan, if any, brokerage expenses, taxes, interest, the fees and expenses of the Independent Trustees (including any Trustees’ counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.

Nuveen Asset Management receives fees from the Advisor for its services as the sub-adviser to the SPDR Nuveen Barclays Municipal Bond ETF, SPDR Nuveen Barclays New York Municipal Bond ETF, SPDR Nuveen Barclays Short Term Municipal Bond ETF, SPDR Nuveen Barclays California Municipal Bond ETF, SPDR Nuveen Barclays Build America Bond ETF, SPDR Nuveen S&P High Yield Municipal Bond ETF from the Adviser.

State Street Global Advisors Limited receives fees from the Advisor for its services as the sub-adviser to the SPDR Barclays International Corporate Bond ETF SPDR Barclays International High Yield Bond ETF and SPDR Barclays Emerging Markets Local Bond ETF.

SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian, sub-administrator and transfer agent. State Street receives fees for its services as custodian, sub-administrator and transfer agent from the Adviser.

Distribution Fees

State Street Global Markets, LLC (“SSGM” or the “Distributor”), an affiliate of the Adviser, serves as the distributor of the Trust. Pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act, each Fund is authorized to pay an amount of up to 0.25% of its average daily net assets for certain distribution-related activities. However, the Board has determined that no such payments will be made through at least October 31, 2016, and therefore no such payments have been made.

Other Transactions with Affiliates

The Funds may invest in affiliated entities, including securities issued by State Street, affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended June 30, 2016 are disclosed in the Schedule of Investments.

In certain circumstances, the Funds may have cash overdraft with the custodian. The Due to “custodian” if any, reflects cash overdrawn with SSB as custodian who is an affiliate of the Fund.

497

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of June 30, 2016, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 10% of the Funds’ total outstanding shares. The number of such accounts, based on accounts that represent more than 10% of the aggregate shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 10% Affiliated Account Holders	Percentage of Affiliated Ownership
SPDR Barclays International High Yield Bond ETF	1	80.06%
SPDR BoFA Merrill Lynch Emerging Markets Corporate Bond ETF	1	17.03%

Other Transactions with Affiliates — Securities Lending

State Street Corp., an affiliate of the Funds, acts as the securities lending agent for the Funds, pursuant to an amended and restated securities lending authorization agreement dated November 28, 2007.

Proceeds collected by State Street on investment of cash collateral or any fee income are allocated as follows (after deduction of such other amounts payable to State Street under the terms of the securities lending agreement): 85% payable to the Fund, and 15% payable to State Street.

In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Prime Portfolio (“Prime Portfolio”), an affiliated money market fund for which SSGA FM serves as investment adviser. See Note 10 for additional information regarding securities lending.

For the year ended June 30, 2016, State Street earned securities lending agent fees from the following Funds:

Securities Lending Agent Fees
SPDR Barclays 1-3 Month T-Bill ETF	$70,049
SPDR Barclays TIPS ETF	987
SPDR Barclays 1-10 Year TIPS ETF	200
SPDR Barclays Short Term Treasury ETF	352
SPDR Barclays Intermediate Term Treasury ETF	2,281
SPDR Barclays Long Term Treasury ETF	1,809
SPDR Barclays Short Term Corporate Bond ETF	16,649
SPDR Barclays Intermediate Term Corporate Bond ETF	19,556
SPDR Barclays Long Term Corporate Bond ETF	842
SPDR Barclays Issuer Scored Corporate Bond ETF	784
SPDR Barclays Convertible Securities ETF	244,964
SPDR Barclays Aggregate Bond ETF	7,278
SPDR Citi International Government Inflation-Protected Bond ETF	3
SPDR Barclays International Treasury Bond ETF	122
SPDR Barclays International Corporate Bond ETF	235
SPDR Barclays Emerging Markets Local Bond ETF	9
SPDR Barclays High Yield Bond ETF	955,498
SPDR Barclays Short Term High Yield Bond ETF	333,087
SPDR Barclays Investment Grade Floating Rate ETF	2,344
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF	897
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF	933

498

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

6.	Trustees’ Fees

The fees and expenses of the Trust’s trustees, who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Funds. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

7.	Investment Transactions

Purchases and sales of investments (excluding in-kind transactions, short term investments and derivative contracts) for the period ended June 30, 2016, were as follows:

	U.S. Government Obligations		Other Securities
	Purchases	Sales	Purchases	Sales
SPDR Barclays 1-3 Month T-Bill ETF	$15,097,100,995	$15,102,455,871	$—	$—
SPDR Barclays TIPS ETF	116,467,854	113,745,603	—	—
SPDR Barclays 0-5 Year TIPS ETF	1,585,114	1,537,091	—	—
SPDR Barclays 1-10 Year TIPS ETF	4,879,780	4,847,011	—	—
SPDR Barclays Short Term Treasury ETF	29,953,900	28,970,246	—	—
SPDR Barclays Intermediate Term Treasury ETF	150,654,297	153,455,844	—	—
SPDR Barclays Long Term Treasury ETF	78,722,638	77,741,147	—	—
SPDR Barclays Short Term Corporate Bond ETF	575,702,930	495,152,891	1,990,166,470	1,837,955,113
SPDR Barclays Intermediate Term Corporate Bond ETF	—	—	310,955,335	264,644,923
SPDR Barclays Long Term Corporate Bond ETF	—	—	31,736,687	25,682,306
SPDR Barclays Issuer Scored Corporate Bond ETF	—	—	6,125,758	5,014,652
SPDR Barclays Convertible Securities ETF	—	—	762,334,078	878,051,592
SPDR Barclays Mortgage Backed Bond ETF	—	—	700,550,497	626,367,145
SPDR Barclays Aggregate Bond ETF	1,220,723,700	1,116,472,016	94,924,419	67,987,395
SPDR Nuveen Barclays Municipal Bond ETF	—	—	485,852,255	334,713,337
SPDR Nuveen Barclays California Municipal Bond ETF	—	—	65,526,668	16,841,607
SPDR Nuveen Barclays New York Municipal Bond ETF	—	—	9,614,998	5,440,341
SPDR Nuveen Barclays Short Term Municipal Bond ETF	—	—	979,063,175	640,205,358
SPDR Nuveen S&P High Yield Municipal Bond ETF	—	—	248,636,915	90,813,565
SPDR Nuveen Barclays Build America Bond ETF	4,150,354	4,155,000	13,495,909	130,585
SPDR Citi International Government Inflation-Protected Bond ETF	—	—	336,600,668	481,061,353
SPDR Barclays Short Term International Treasury Bond ETF	—	—	163,409,611	258,497,532
SPDR Barclays International Treasury Bond ETF	—	—	463,083,174	358,298,790
SPDR Barclays International Corporate Bond ETF	—	—	36,054,493	29,351,691
SPDR Barclays Emerging Markets Local Bond ETF	—	—	121,506,808	38,086,289
SPDR Barclays International High Yield Bond ETF	—	—	8,266,201	7,515,021
SPDR Barclays High Yield Bond ETF	—	—	6,735,171,949	6,205,194,848
SPDR Barclays Short Term High Yield Bond ETF	18,201,797	14,006,328	1,321,933,793	1,182,075,671
SPDR Barclays Investment Grade Floating Rate ETF	—	—	218,207,145	113,245,057
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF	—	—	677,597	757,667
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF	—	—	13,164,150	12,741,950
SPDR Dorsey Wright Fixed Income Allocation ETF	—	—	423,202	433,272

499

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

For the period ended June 30, 2016, the following Funds had in-kind contributions, redemptions and net realized gains/losses in the amounts as follows:

	Contributions	Redemptions	Realized Gain/(Loss)
SPDR Barclays 1-3 Month T-Bill ETF	$4,086,626,417	$3,605,488,079	$18,222
SPDR Barclays TIPS ETF	84,141,805	72,234,444	2,742,993
SPDR Barclays 1-10 Year TIPS ETF	5,836,808	1,921,381	(3,074)
SPDR Barclays Short Term Treasury ETF	71,725,557	35,975,357	123,354
SPDR Barclays Intermediate Term Treasury ETF	605,002,908	471,763,932	6,928,931
SPDR Barclays Long Term Treasury ETF	661,999,757	429,083,930	9,178,031
SPDR Barclays Short Term Corporate Bond ETF	1,054,540,788	1,167,773,270	2,209,531
SPDR Barclays Intermediate Term Corporate Bond ETF	755,581,684	225,991,546	3,380,875
SPDR Barclays Long Term Corporate Bond ETF	21,689,818	222,225,691	(13,468,840)
SPDR Barclays Issuer Scored Corporate Bond ETF	9,123,068	9,419,754	(205,299)
SPDR Barclays Convertible Securities ETF	378,618,091	977,030,996	41,604,051
SPDR Barclays Aggregate Bond ETF	282,036,535	55,930,468	1,438,553
SPDR Nuveen Barclays Municipal Bond ETF	513,576,994	84,785,724	4,066,082
SPDR Nuveen Barclays New York Municipal Bond ETF	—	2,344,997	47,977
SPDR Nuveen Barclays Short Term Municipal Bond ETF	262,811,435	200,534,928	1,318,092
SPDR Nuveen S&P High Yield Municipal Bond ETF	76,118,681	176,113,684	5,185,984
SPDR Nuveen Barclays Build America Bond ETF	—	36,017,810	(875,817)
SPDR Barclays Short Term International Treasury Bond ETF	156,743,657	81,390,937	1,116,075
SPDR Barclays International Treasury Bond ETF	441,322,091	442,300,678	(354,555)
SPDR Barclays International Corporate Bond ETF	18,986,566	75,694,560	(7,384,147)
SPDR Barclays Emerging Markets Local Bond ETF	42,254,709	18,888,618	(3,111,277)
SPDR Barclays International High Yield Bond ETF	2,107,271	2,032,776	(98,480)
SPDR Barclays High Yield Bond ETF	18,885,810,265	17,139,576,264	(254,875,281)
SPDR Barclays Short Term High Yield Bond ETF	2,471,225,076	3,265,037,073	(141,795,018)
SPDR Barclays Investment Grade Floating Rate ETF	23,968,793	—	—
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF	—	5,319,452	(415,465)
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF	2,468,680	9,684,058	(365,542)
SPDR Dorsey Wright Fixed Income Allocation ETF	15,135,116	—	—

8.	Shareholder Transactions

Each Fund issues and redeems its shares, at net asset value, only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of Creation Units of a fund may consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash, except for certain funds that invest in TBAs or mortgage backed securities. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the Trust and/or custodian, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. An additional variable fee may be charged for certain transactions. Such variable charges, if any, are included in “Other Capital” on the Statements of Changes on Net Assets.

500

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

9.	Income Tax Information

The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. The federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed each Fund’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for character of distributions, nontaxable dividend adjustments to income, in-kind transactions, foreign currencies, amortization and accretion of premium and discount for financial statement purposes, net operating losses, real estate investment trusts, non-deductible expenses, return of capital and wash sale loss deferrals. In addition, certain Funds claimed a portion of the payments made to redeeming shareholders as a distribution for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2016, was as follows:

	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains	Tax Return of Capital	Total
SPDR Barclays TIPS ETF	$2,758,229	$—	$—	$—	$2,758,229
SPDR Barclays 1-10 Year TIPS ETF	12,233	—	—	—	12,233
SPDR Barclays Short Term Treasury ETF	642,897	—	—	—	642,897
SPDR Barclays Intermediate Term Treasury ETF	5,597,111	—	—	—	5,597,111
SPDR Barclays Long Term Treasury ETF	8,632,333	—	—	—	8,632,333
SPDR Barclays Short Term Corporate Bond ETF	65,038,332	—	—	—	65,038,332
SPDR Barclays Intermediate Term Corporate Bond ETF	26,985,976	—	56,023	—	27,041,999
SPDR Barclays Long Term Corporate Bond ETF	8,781,341	—	—	—	8,781,341
SPDR Barclays Issuer Scored Corporate Bond ETF	792,945	—	—	—	792,945
SPDR Barclays Convertible Securities ETF	133,280,766	—	65,047,382	—	198,328,148
SPDR Barclays Mortgage Backed Bond ETF	5,008,724	—	8,128	303,166	5,320,018
SPDR Barclays Aggregate Bond ETF	28,814,874	—	—	—	28,814,874
SPDR Nuveen Barclays Municipal Bond ETF	1,547	35,883,915	1,516,227	—	37,401,689
SPDR Nuveen Barclays California Municipal Bond ETF	19,904	2,472,712	129,370	—	2,621,986
SPDR Nuveen Barclays New York Municipal Bond ETF	8,524	704,178	179,940	—	892,642
SPDR Nuveen Barclays Short Term Municipal Bond ETF	—	25,810,042	—	—	25,810,042
SPDR Nuveen S&P High Yield Municipal Bond ETF	217,257	17,644,262	—	—	17,861,519
SPDR Nuveen Barclays Build America Bond ETF	2,041,764	—	—	—	2,041,764
SPDR Citi International Government Inflation-Protected Bond ETF	—	—	6,572,333	—	6,572,333
SPDR Barclays Short Term International Treasury Bond ETF	—	—	103,427	—	103,427
SPDR Barclays International Corporate Bond ETF	—	—	8,751	—	8,751
SPDR Barclays International High Yield Bond ETF	279,137	—	—	—	279,137

501

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains	Tax Return of Capital	Total
SPDR Barclays High Yield Bond ETF	$673,448,105	$—	$—	$—	$673,448,105
SPDR Barclays Short Term High Yield Bond ETF	180,288,388	—	—	—	180,288,388
SPDR Barclays Investment Grade Floating Rate ETF	3,287,246	—	—	—	3,287,246
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF	781,622	—	—	—	781,622
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF	1,560,394	—	—	—	1,560,394
The tax character of distributions paid during the year ended June 30, 2015 was as follows:

	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains	Tax Return of Capital	Total
SPDR Barclays TIPS ETF	$4,896,344	$—	$—	$—	$4,896,344
SPDR Barclays 0-5 Year TIPS ETF	40,357	—	—	—	40,357
SPDR Barclays 1-10 Year TIPS ETF	116,829	—	—	—	116,829
SPDR Barclays Short Term Treasury ETF	180,583	—	—	—	180,583
SPDR Barclays Intermediate Term Treasury ETF	2,150,647	—	—	—	2,150,647
SPDR Barclays Long Term Treasury ETF	5,065,321	—	—	—	5,065,321
SPDR Barclays Short Term Corporate Bond ETF	49,453,003	—	872,765	—	50,325,768
SPDR Barclays Intermediate Term Corporate Bond ETF	13,919,284	—	—	—	13,919,284
SPDR Barclays Long Term Corporate Bond ETF	12,946,125	—	—	—	12,946,125
SPDR Barclays Issuer Scored Corporate Bond ETF	703,805	—	—	—	703,805
SPDR Barclays Convertible Securities ETF	153,111,260	—	53,719,284	—	206,830,544
SPDR Barclays Mortgage Backed Bond ETF	4,966,897	—	184	—	4,967,081
SPDR Barclays Aggregate Bond ETF	19,942,178	—	599,666	—	20,541,844
SPDR Nuveen Barclays Municipal Bond ETF	6,970	27,361,609	—	—	27,368,579
SPDR Nuveen Barclays California Municipal Bond ETF	510	1,931,445	—	—	1,931,955
SPDR Nuveen Barclays New York Municipal Bond ETF	—	676,921	45,560	—	722,481
SPDR Nuveen Barclays Short Term Municipal Bond ETF	—	21,877,707	—	—	21,877,707
SPDR Nuveen S&P High Yield Municipal Bond ETF	69,731	16,328,300	—	—	16,398,031
SPDR Nuveen Barclays Build America Bond ETF	3,983,989	—	—	—	3,983,989
SPDR Citi International Government Inflation-Protected Bond ETF	5,766,379	—	4,216,927	—	9,983,306
SPDR Barclays Short Term International Treasury Bond ETF	88,646	—	388,155	—	476,801
SPDR Barclays International Treasury Bond ETF	14,181,238	—	10,011,561	—	24,192,799
SPDR Barclays International Corporate Bond ETF	2,733,636	—	66,459	—	2,800,095
SPDR Barclays International High Yield Bond ETF	751,371	—	—	—	751,371
SPDR Barclays High Yield Bond ETF	579,353,563	—	—	—	579,353,563
SPDR Barclays Short Term High Yield Bond ETF	214,192,769	—	—	—	214,192,769
SPDR Barclays Investment Grade Floating Rate ETF	2,173,848	—	—	—	2,173,848
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF	964,123	—	—	—	964,123
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF	1,421,781	—	24,753	—	1,446,534

502

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

As of June 30, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Qualified Late-Year Losses*	Total
SPDR Barclays 1-3 Month T-Bill ETF	$—	$—	$—	$—	$2,758	$—	$2,758
SPDR Barclays TIPS ETF	3,972,537	—	(9,439,956)	—	20,652,732	—	15,185,313
SPDR Barclays 0-5 Year TIPS ETF	—	—	(39,868)	—	30,926	—	(8,942)
SPDR Barclays 1-10 Year TIPS ETF	163,244	—	(138,516)	—	425,009	—	449,737
SPDR Barclays Short Term Treasury ETF	50,346	—	—	—	938,568	(15,560)	973,354
SPDR Barclays Intermediate Term Treasury ETF	151,638	—	—	—	7,297,975	—	7,449,613
SPDR Barclays Long Term Treasury ETF	218,482	—	(6,068,772)	—	23,933,862	—	18,083,572
SPDR Barclays Short Term Corporate Bond ETF	3,696,626	—	(14,697,310)	—	21,698,349	—	10,697,665
SPDR Barclays Intermediate Term Corporate Bond ETF	1,400,635	—	—	—	33,282,767	(4,197,119)	30,486,283
SPDR Barclays Long Term Corporate Bond ETF	210,408	—	(3,807,753)	—	5,119,957	—	1,522,612
SPDR Barclays Issuer Scored Corporate Bond ETF	27,086	—	(464,651)	—	725,977	—	288,412
SPDR Barclays Convertible Securities ETF	40,558,571	—	(75,761,076)	—	(51,756,675)	—	(86,959,180)
SPDR Barclays Mortgage Backed Bond ETF	—	—	—	—	3,128,458	(1,034,131)	2,094,327
SPDR Barclays Aggregate Bond ETF	—	—	(563,031)	—	44,605,107	(1,921,334)	42,120,742
SPDR Nuveen Barclays Municipal Bond ETF	799,577	1,242,325	—	2,474,770	107,750,794	—	112,267,466
SPDR Nuveen Barclays California Municipal Bond ETF	—	110,698	—	793,044	8,904,889	—	9,808,631
SPDR Nuveen Barclays New York Municipal Bond ETF	—	40,658	—	10,756	1,985,490	—	2,036,904
SPDR Nuveen Barclays Short Term Municipal Bond ETF	—	816,633	—	—	30,231,202	—	31,047,835
SPDR Nuveen S&P High Yield Municipal Bond ETF	—	1,900,048	(5,003,405)	—	23,923,090	—	20,819,733
SPDR Nuveen Barclays Build America Bond ETF	126,080	—	(921,828)	—	2,797,912	—	2,002,164
SPDR Citi International Government Inflation-Protected Bond ETF	—	—	—	997,052	10,982,035	(43,138,907)	(31,159,820)
SPDR Barclays Short Term International Treasury Bond ETF	—	—	—	227,044	4,312,098	(6,740,515)	(2,201,373)
SPDR Barclays International Treasury Bond ETF	—	—	—	—	341,127	(25,688,688)	(25,347,561)
SPDR Barclays International Corporate Bond ETF	—	—	—	—	(9,992,467)	(4,359,872)	(14,352,339)
SPDR Barclays Emerging Markets Local Bond ETF	—	—	(2,715,684)	—	(4,044,587)	(4,947,786)	(11,708,057)
SPDR Barclays International High Yield Bond ETF	227,657	—	(914,928)	—	(1,825,956)	—	(2,513,227)
SPDR Barclays High Yield Bond ETF	6,143,775	—	(775,446,742)	—	(287,632,410)	—	(1,056,935,377)
SPDR Barclays Short Term High Yield Bond ETF	8,140,604	—	(296,154,249)	—	(110,815,662)	—	(398,829,307)
SPDR Barclays Investment Grade Floating Rate ETF	358,104	—	(636,099)	—	(216,991)	—	(494,986)

503

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Qualified Late-Year Losses*	Total
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF	$71,702	$—	$(274,606)	$—	$(542,829)	$—	$(745,733)
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF	126,822	—	(811,548)	—	693,649	—	8,923
SPDR Dorsey Wright Fixed Income Allocation ETF	15,889	—	—	—	245,346	—	261,235

*	The Funds have elected to defer certain late year losses and recognize such losses in the next table year.

As of June 30, 2016, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

	Expiring 2017	Expiring 2018	Expiring 2019	Non-Expiring Short Term	Non-Expiring Long Term	Total
SPDR Barclays TIPS ETF	$18,724	$209,542	$—	$4,122,076	$5,089,614	$9,439,956
SPDR Barclays 0-5 Year TIPS ETF	—	—	—	18,715	21,153	39,868
SPDR Barclays 1-10 Year TIPS ETF	—	—	—	99,147	39,369	138,516
SPDR Barclays Long Term Treasury ETF	—	17,485	94,558	3,699,205	2,257,524	6,068,772
SPDR Barclays Short Term Corporate Bond ETF	—	—	—	4,142,256	10,555,054	14,697,310
SPDR Barclays Long Term Corporate Bond ETF	—	—	—	2,287,519	1,520,234	3,807,753
SPDR Barclays Issuer Scored Corporate Bond ETF	—	—	—	238,568	226,083	464,651
SPDR Barclays Convertible Securities ETF	—	—	—	23,828,430	51,932,646	75,761,076
SPDR Barclays Aggregate Bond ETF	—	—	—	—	563,031	563,031
SPDR Nuveen S&P High Yield Municipal Bond ETF	—	—	—	4,063,420	939,985	5,003,405
SPDR Nuveen Barclays Build America Bond ETF	—	—	2,012	808,017	111,799	921,828
SPDR Barclays Emerging Markets Local Bond ETF	—	—	—	1,258,117	1,457,567	2,715,684
SPDR Barclays International High Yield Bond ETF	—	—	—	105,720	809,208	914,928
SPDR Barclays High Yield Bond ETF	—	—	—	240,406,397	535,040,345	775,446,742
SPDR Barclays Short Term High Yield Bond ETF	—	—	—	144,945,620	151,208,629	296,154,249
SPDR Barclays Investment Grade Floating Rate ETF	—	—	—	19,830	616,269	636,099
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF	—	—	—	2,080	272,526	274,606
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF	—	—	—	14,391	797,157	811,548

504

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

As of June 30, 2016, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SPDR Barclays 1-3 Month T-Bill ETF	$1,883,425,168	$75,267	$72,509	$2,758
SPDR Barclays TIPS ETF	668,121,513	21,741,065	1,088,332	20,652,733
SPDR Barclays 0-5 Year TIPS ETF	3,915,754	32,408	1,482	30,926
SPDR Barclays 1-10 Year TIPS ETF	23,374,275	425,010	1	425,009
SPDR Barclays Short Term Treasury ETF	94,659,596	939,513	945	938,568
SPDR Barclays Intermediate Term Treasury ETF	443,110,795	7,302,112	4,137	7,297,975
SPDR Barclays Long Term Treasury ETF	427,812,555	23,933,862	—	23,933,862
SPDR Barclays Short Term Corporate Bond ETF	4,047,461,565	24,544,348	2,845,999	21,698,349
SPDR Barclays Intermediate Term Corporate Bond ETF	1,329,708,877	34,166,504	883,737	33,282,767
SPDR Barclays Long Term Corporate Bond ETF	145,521,545	7,078,481	1,958,524	5,119,957
SPDR Barclays Issuer Scored Corporate Bond ETF	26,683,577	816,659	90,682	725,977
SPDR Barclays Convertible Securities ETF	2,399,080,890	188,343,846	240,100,521	(51,756,675)
SPDR Barclays Mortgage Backed Bond ETF	259,124,666	3,181,019	52,561	3,128,458
SPDR Barclays Aggregate Bond ETF	1,398,192,042	45,903,295	1,298,188	44,605,107
SPDR Nuveen Barclays Municipal Bond ETF	1,844,857,249	107,774,716	23,922	107,750,794
SPDR Nuveen Barclays California Municipal Bond ETF	131,386,332	8,904,889	—	8,904,889
SPDR Nuveen Barclays New York Municipal Bond ETF	32,034,898	1,985,490	—	1,985,490
SPDR Nuveen Barclays Short Term Municipal Bond ETF	2,912,883,469	30,305,956	74,754	30,231,202
SPDR Nuveen S&P High Yield Municipal Bond ETF	453,846,114	29,528,001	5,604,911	23,923,090
SPDR Nuveen Barclays Build America Bond ETF	49,881,972	2,947,966	150,054	2,797,912
SPDR Citi International Government Inflation-Protected Bond ETF	602,740,092	37,169,461	26,236,734	10,932,727
SPDR Barclays Short Term International Treasury Bond ETF	176,007,291	5,776,269	1,464,902	4,311,367
SPDR Barclays International Treasury Bond ETF	1,657,270,016	80,596,112	79,901,756	694,356
SPDR Barclays International Corporate Bond ETF	147,774,719	925,387	10,881,955	(9,956,568)
SPDR Barclays Emerging Markets Local Bond ETF	207,220,727	4,290,730	8,347,319	(4,056,589)
SPDR Barclays International High Yield Bond ETF	26,072,811	504,588	2,311,625	(1,807,037)
SPDR Barclays High Yield Bond ETF	12,170,059,541	177,184,293	464,816,703	(287,632,410)
SPDR Barclays Short Term High Yield Bond ETF	3,437,770,958	51,004,096	161,819,758	(110,815,662)
SPDR Barclays Investment Grade Floating Rate ETF	572,437,507	517,827	734,818	(216,991)
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF	15,764,216	361,720	904,549	(542,829)
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF	35,923,976	1,104,601	410,952	693,649
SPDR Dorsey Wright Fixed Income Allocation ETF	15,183,743	245,346	—	245,346

10.	Securities Lending

Each Fund may lend securities to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The value of the collateral with respect to a loaned security may be temporarily more or less than the value of a security due to market fluctuations of securities values. With respect to each loan, if on any U.S. business day the aggregate market value of securities collateral plus cash collateral is less than the aggregate market value of the securities which are subject to the loan, the borrower will be notified to provide additional collateral on the next business day.

505

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

The Funds will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Funds may bear the risk of delay in recovery of, or even loss of rights in the securities loaned should the borrower fail financially. In addition, a Fund will bear the risk of loss of any cash collateral that it may invest. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as the lending agent. Additionally, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities. Proceeds collected by State Street on investment of cash collateral or any fee income is partially allocated to State Street as compensation for its lending services.

The market value of securities on loan as of June 30, 2016, and the value of the invested cash collateral are disclosed in the Funds’ Statements of Assets and Liabilities. Non-cash collateral is not disclosed in the Funds’ Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Funds, and the Funds do not have the ability to re-hypothecate those securities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent.

The following is a summary of each Fund’s securities lending agreements and related cash and non-cash collateral received as of June 30, 2016:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non Cash Collateral Received	Total Collateral Received
SPDR Barclays Short Term Treasury ETF	$525,953	$536,210	$—	$536,210
SPDR Barclays Intermediate Term Treasury ETF	3,050,071	3,114,199	—	3,114,199
SPDR Barclays Long Term Treasury ETF	8,759,586	8,981,133	—	8,981,133
SPDR Barclays Short Term Corporate Bond ETF	44,027,443	44,939,175	—	44,939,175
SPDR Barclays Intermediate Term Corporate Bond ETF	45,188,489	27,572,173	18,541,438	46,113,611
SPDR Barclays Long Term Corporate Bond ETF	2,548,793	1,530,275	1,078,555	2,608,830
SPDR Barclays Issuer Scored Corporate Bond ETF	2,039,361	1,592,590	489,168	2,081,758
SPDR Barclays Convertible Securities ETF	112,850,655	119,014,875	—	119,014,875
SPDR Barclays Aggregate Bond ETF	23,844,369	18,701,615	5,630,928	24,332,543
SPDR Barclays International Corporate Bond ETF	466,075	483,489	—	483,489
SPDR Barclays High Yield Bond ETF	1,379,854,178	860,755,470	542,777,725	1,403,533,195
SPDR Barclays Short Term High Yield Bond ETF	279,806,718	213,910,305	70,775,490	284,685,795
SPDR Barclays Investment Grade Floating Rate ETF	15,201,347	7,168,993	8,355,128	15,524,121
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF	1,003,935	901,535	123,338	1,024,873
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF	594,081	603,893	—	603,893

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of June 30, 2016:

SPDR Barclays Short Term Treasury ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
U.S. Treasury Obligations	$536,210	$—	$—	$—	$536,210

Total Borrowings	$536,210	$—	$—	$—	$536,210

Gross amount of recognized liabilities for securities lending transactions					$536,210

506

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

SPDR Barclays Intermediate Term Treasury ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
U.S. Treasury Obligations	$3,114,199	$—	$—	$—	$3,114,199

Total Borrowings	$3,114,199	$—	$—	$—	$3,114,199

Gross amount of recognized liabilities for securities lending transactions					$3,114,199

SPDR Barclays Long Term Treasury ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
U.S. Treasury Obligations	$8,981,133	$—	$—	$—	$8,981,133

Total Borrowings	$8,981,133	$—	$—	$—	$8,981,133

Gross amount of recognized liabilities for securities lending transactions					$8,981,133

SPDR Barclays Short Term Corporate Bond ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$44,939,175	$—	$—	$—	$44,939,175

Total Borrowings	$44,939,175	$—	$—	$—	$44,939,175

Gross amount of recognized liabilities for securities lending transactions					$44,939,175

SPDR Barclays Intermediate Term Corporate Bond ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$27,572,173	$—	$—	$—	$27,572,173

Total Borrowings	$27,572,173	$—	$—	$—	$27,572,173

Gross amount of recognized liabilities for securities lending transactions					$27,572,173

507

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

SPDR Barclays Long Term Corporate Bond ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$1,530,275	$—	$—	$—	$1,530,275

Total Borrowings	$1,530,275	$—	$—	$—	$1,530,275

Gross amount of recognized liabilities for securities lending transactions					$1,530,275

SPDR Barclays Issuer Scored Corporate Bond ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$1,592,590	$—	$—	$—	$1,592,590

Total Borrowings	$1,592,590	$—	$—	$—	$1,592,590

Gross amount of recognized liabilities for securities lending transactions					$1,592,590

SPDR Barclays Convertible Securities ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Convertible Preferred Stocks	$28,919,347	$—	$—	$—	$28,919,347
Corporate Bonds & Notes	90,095,528	—	—	—	90,095,528

Total	$119,014,875	$—	$—	$—	$119,014,875

Total Borrowings	$119,014,875	$—	$—	$—	$119,014,875

Gross amount of recognized liabilities for securities lending transactions					$119,014,875

508

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

SPDR Barclays Aggregate Bond ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$10,563,870	$—	$—	$—	$10,563,870
Foreign Government Obligations	586,731	—	—	—	586,731
U.S. Government Agency Obligations	2,135,186	—	—	—	2,135,186
U.S. Treasury Obligations	5,415,828	—	—	—	5,415,828

Total	$18,701,615	$—	$—	$—	$18,701,615

Total Borrowings	$18,701,615	$—	$—	$—	$18,701,615

Gross amount of recognized liabilities for securities lending transactions					$18,701,615

SPDR Barclays International Corporate Bond ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$483,489	$—	$—	$—	$483,489

Total Borrowings	$483,489	$—	$—	$—	$483,489

Gross amount of recognized liabilities for securities lending transactions					$483,489

SPDR Barclays High Yield Bond ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$860,755,470	$—	$—	$—	$860,755,470

Total Borrowings	$860,755,470	$—	$—	$—	$860,755,470

Gross amount of recognized liabilities for securities lending transactions					$860,755,470

509

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

SPDR Barclays Short Term High Yield Bond ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$213,910,305	$—	$—	$—	$213,910,305

Total Borrowings	$213,910,305	$—	$—	$—	$213,910,305

Gross amount of recognized liabilities for securities lending transactions					$213,910,305

SPDR Barclays Investment Grade Floating Rate ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$6,862,588	$—	$—	$—	$6,862,588
Foreign Government Obligations	306,405	—	—	—	306,405

Total	$7,168,993	$—	$—	$—	$7,168,993

Total Borrowings	$7,168,993	$—	$—	$—	$7,168,993

Gross amount of recognized liabilities for securities lending transactions					$7,168,993

SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$901,535	$—	$—	$—	$901,535

Total Borrowings	$901,535	$—	$—	$—	$901,535

Gross amount of recognized liabilities for securities lending transactions					$901,535

SPDR BofA Merrill Lynch Crossover Corporate Bond ETF

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$603,893	$—	$—	$—	$603,893

Total Borrowings	$603,893	$—	$—	$—	$603,893

Gross amount of recognized liabilities for securities lending transactions					$603,893

510

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

11.	Line of Credit

Certain Funds and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $360 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. The agreement expires in October 2016 unless extended or renewed. Prior to October 14, 2015, the participants could borrow up to $300 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreements. The following Funds participate in the credit facility:

SPDR Barclays Short Term Corporate Bond ETF

SPDR Barclays Intermediate Term Corporate Bond ETF

SPDR Barclays Long Term Corporate Bond ETF

SPDR Barclays Issuer Scored Corporate Bond ETF

SPDR Barclays Convertible Securities ETF

SPDR Barclays Mortgage Backed Bond ETF

SPDR Barclays Aggregate Bond ETF

SPDR Nuveen Barclays Municipal Bond ETF

SPDR Nuveen Barclays California Municipal Bond ETF

SPDR Nuveen Barclays New York Municipal Bond ETF

SPDR Nuveen Barclays Short Term Municipal Bond ETF

SPDR Nuveen S&P High Yield Municipal Bond ETF

SPDR Nuveen Barclays Build America Bond ETF

SPDR Citi International Government Inflation-Protected Bond ETF

SPDR Barclays Short Term International Treasury Bond ETF

SPDR Barclays International Treasury Bond ETF

SPDR Barclays International Corporate Bond ETF

SPDR Barclays Emerging Markets Local Bond ETF

SPDR Barclays International High Yield Bond ETF

SPDR Barclays High Yield Bond ETF

SPDR Barclays Short Term High Yield Bond ETF

SPDR Barclays Investment Grade Floating Rate ETF

SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF

SPDR BofA Merrill Lynch Crossover Corporate Bond ETF

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operating expenses. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of the NewYork Fed Bank Rate plus 1%. The Funds had no outstanding loans during the period ended June 30, 2016.

Interest	Expense

The Funds may incur interest expense on cash overdrafts at the custodian or from the use of the line of credit. Interest expense incurred, if any, for the period ended June 30, 2016, is reflected on the Statements of Operations.

12.	Risks

Concentration of Risk

As a result of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if the Funds were more broadly diversified.

Foreign	and Emerging Markets Risk

Investing in foreign markets involve risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the Funds’ invests. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that a Fundinvests in securities of issuers located in emerging markets, these risks may be even more pronounced.

Market	and Credit Risk

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the general economic conditions and fluctuations of the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

511

SPDR SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

13.	Stock Splits

The Board authorized a 1-for-2 reverse stock split for the SPDR Nuveen Barclays Municipal Bond ETF and SPDR Nuveen Barclays Short Term Municipal Bond ETF effective after the close of trading on March 14, 2016, for the shareholders of record on March 15, 2016. The impact of the reverse stock split was to decrease the number of shares outstanding by a factor of two, while increasing the net asset value of shares outstanding by a factor of two, resulting in no effect to the net assets of the Fund. The financial statements and financial highlights for the Funds have been adjusted to reflect the reverse stock split.

14.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements other than below.

On May 26, 2016, the Board unanimously voted to close and liquidate the following funds:

•	SPDR Nuveen Barclays California Municipal Bond ETF

•	SPDR Nuveen Barclays New York Municipal Bond ETF

•	SPDR Nuveen Barclays Build America Bond ETF

•	SPDR Barclays International High Yield Bond ETF

•	SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF

After the close of business on August 24, 2016, the Funds stopped accepting creation orders. Trading in the Funds halted prior to market open on August 25, 2016. Proceeds of the liquidation will be sent to shareholders on August 31, 2016.

512

SPDR SERIES TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

SPDR® Series Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SPDR Barclays 1-3 Month T-Bill ETF, SPDR Barclays TIPS ETF, SPDR Barclays 0-5 Year TIPS ETF, SPDR Barclays 1-10 Year TIPS ETF, SPDR Barclays Short Term Treasury ETF, SPDR Barclays Intermediate Term Treasury ETF, SPDR Barclays Long Term Treasury ETF, SPDR Barclays Short Term Corporate Bond ETF, SPDR Barclays Intermediate Term Corporate Bond ETF, SPDR Barclays Long Term Corporate Bond ETF, SPDR Barclays Issuer Scored Corporate Bond ETF, SPDR Barclays Convertible Securities ETF, SPDR Barclays Mortgage Backed Bond ETF, SPDR Barclays Aggregate Bond ETF, SPDR Nuveen Barclays Municipal Bond ETF, SPDR Nuveen Barclays California Municipal Bond ETF, SPDR Nuveen Barclays New York Municipal Bond ETF, SPDR Nuveen Barclays Short Term Municipal Bond ETF, SPDR Nuveen S&P High Yield Municipal Bond ETF, SPDR Nuveen Barclays Build America Bond ETF, SPDR Citi International Government Inflation-Protected Bond ETF (formerly, SPDR DB International Government Inflation-Protected Bond ETF), SPDR Barclays Short Term International Treasury Bond ETF, SPDR Barclays International Treasury Bond ETF, SPDR Barclays International Corporate Bond ETF, SPDR Barclays Emerging Markets Local Bond ETF, SPDR Barclays International High Yield Bond ETF, SPDR Barclays High Yield Bond ETF, SPDR Barclays Short Term High Yield Bond ETF, SPDR Barclays Investment Grade Floating Rate ETF, SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF, SPDR BofA Merrill Lynch Crossover Corporate Bond ETF and SPDR Dorsey Wright Fixed Income Allocation ETF (collectively, the “Funds”) (thirty-two of the portfolios constituting SPDR® Series Trust) as of June 30, 2016, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Funds of SPDR® Series Trust at June 30, 2016, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 26, 2016

513

SPDR SERIES TRUST

OTHER INFORMATION

Expense Example — June 30, 2016 (Unaudited)

Expense Example

As a shareholder of a Fund, you incur two types of costs (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from January 1, 2016 to June 30, 2016.

The table below illustrates your Fund’s cost in two ways:

•	Based on actual fund return — This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.

•	Based on hypothetical 5% return — This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual			Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period		Ending Account Value	Expenses Paid During Period(a)
SPDR Barclays 1-3 Month T-Bill ETF	0.14%	$1,000.60	$0.70	(a)	$1,024.20	$0.70
SPDR Barclays TIPS ETF	0.15	1,064.40	0.77	(a)	1,024.10	0.75
SPDR Barclays 0-5 Year TIPS ETF	0.16	1,026.10	0.81	(a)	1,024.10	0.81
SPDR Barclays 1-10 Year TIPS ETF	0.15	1,048.60	0.76	(a)	1,024.10	0.75
SPDR Barclays Short Term Treasury ETF	0.10	1,023.50	0.50	(a)	1,024.40	0.50
SPDR Barclays Intermediate Term Treasury ETF	0.10	1,036.00	0.51	(a)	1,024.40	0.50
SPDR Barclays Long Term Treasury ETF	0.10	1,150.40	0.53	(a)	1,024.40	0.50
SPDR Barclays Short Term Corporate Bond ETF	0.12	1,021.70	0.60	(a)	1,024.30	0.60
SPDR Barclays Intermediate Term Corporate Bond ETF	0.12	1,050.70	0.61	(a)	1,024.30	0.60
SPDR Barclays Long Term Corporate Bond ETF	0.12	1,140.50	0.64	(a)	1,024.30	0.60
SPDR Barclays Issuer Scored Corporate Bond ETF	0.16	1,069.30	0.82	(a)	1,024.10	0.81
SPDR Barclays Convertible Securities ETF	0.40	1,029.30	2.02	(a)	1,022.90	2.01

514

SPDR SERIES TRUST

OTHER INFORMATION (continued)

Expense Example — June 30, 2016 (Unaudited)

		Actual			Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period		Ending Account Value	Expenses Paid During Period(a)
SPDR Barclays Mortgage Backed Bond ETF	0.20%	$1,029.60	$1.01	(a)	$1,023.90	$1.01
SPDR Barclays Aggregate Bond ETF	0.08	1,053.00	0.41	(a)	1,024.50	0.40
SPDR Nuveen Barclays Municipal Bond ETF	0.23	1,049.40	1.17	(a)	1,023.70	1.16
SPDR Nuveen Barclays California Municipal Bond ETF	0.20	1,054.90	1.02	(a)	1,023.90	1.01
SPDR Nuveen Barclays New York Municipal Bond ETF	0.20	1,051.10	1.02	(a)	1,023.90	1.01
SPDR Nuveen Barclays Short Term Municipal Bond ETF	0.20	1,014.00	1.00	(a)	1,023.90	1.01
SPDR Nuveen S&P High Yield Municipal Bond ETF	0.45	1,069.20	2.32	(a)	1,022.60	2.26
SPDR Nuveen Barclays Build America Bond ETF	0.35	1,121.80	1.85	(a)	1,023.10	1.76
SPDR Citi International Government Inflation-Protected Bond ETF	0.50	1,088.90	2.60	(a)	1,022.40	2.51
SPDR Barclays Short Term International Treasury Bond ETF	0.35	1,057.70	1.79	(a)	1,023.10	1.76
SPDR Barclays International Treasury Bond ETF	0.50	1,112.90	2.63	(a)	1,022.40	2.51
SPDR Barclays International Corporate Bond ETF	0.50	1,054.10	2.55	(a)	1,022.40	2.51
SPDR Barclays Emerging Markets Local Bond ETF	0.50	1,117.40	2.63	(a)	1,022.40	2.51
SPDR Barclays International High Yield Bond ETF	0.40	1,065.10	2.05	(a)	1,022.90	2.01
SPDR Barclays High Yield Bond ETF	0.40	1,074.00	2.06	(a)	1,022.90	2.01
SPDR Barclays Short Term High Yield Bond ETF	0.40	1,071.00	2.06	(a)	1,022.90	2.01
SPDR Barclays Investment Grade Floating Rate ETF	0.15	1,006.60	0.75	(a)	1,024.10	0.75
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF	0.50	1,100.50	2.61	(a)	1,022.40	2.51
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF	0.30	1,079.50	1.55	(a)	1,023.40	1.51
SPDR Dorsey Wright Fixed Income Allocation ETF	0.21	1,000.00	0.17	(b)	1,023.80	1.06

(a)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 182, then divided by 366.
(b)	Actual period is from commencement of operations 6/2/2016.

515

SPDR SERIES TRUST

OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended June 30, 2016.

Percentage of distributions which qualify for the corporate dividends received deduction:

Percentage
SPDR Barclays Convertible Securities ETF	19.20%

Qualified Dividend Income

A portion of dividends distributed by the Funds during the fiscal year ended June 30, 2016, are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. These amounts are noted below:

Amount
SPDR Barclays Convertible Securities ETF	$39,687,329

Qualified Interest Income

The Funds designated a portion of dividends distributed during the fiscal year ended June 30, 2016, as qualified interest income. These amounts are noted below:

Amount
SPDR Barclays TIPS ETF	$1,785,485
SPDR Barclays 1-10 Year TIPS ETF	2,562
SPDR Barclays Short Term Treasury ETF	642,597
SPDR Barclays Intermediate Term Treasury ETF	5,597,111
SPDR Barclays Long Term Treasury ETF	8,632,333
SPDR Barclays Short Term Corporate Bond ETF	55,980,835
SPDR Barclays Intermediate Term Corporate Bond ETF	23,112,041
SPDR Barclays Long Term Corporate Bond ETF	7,375,667
SPDR Barclays Issuer Scored Corporate Bond ETF	647,725
SPDR Barclays Convertible Securities ETF	14,846,240
SPDR Barclays Mortgage Backed Bond ETF	4,625,854
SPDR Barclays Aggregate Bond ETF	25,916,062
SPDR Nuveen Barclays Build America Bond ETF	2,041,764
SPDR Barclays High Yield Bond ETF	499,573,880
SPDR Barclays Short Term High Yield Bond ETF	131,451,875
SPDR Barclays Investment Grade Floating Rate ETF	2,431,595
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF	34,946
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF	1,333,026

Long term capital gains dividends were paid from the following Funds during the year ended June 30, 2016:

Amount
SPDR Barclays Intermediate Term Treasury ETF	$29,035
SPDR Barclays Intermediate Term Corporate Bond ETF	56,023
SPDR Barclays Convertible Securities ETF	65,047,382
SPDR Barclays Mortgage Backed Bond ETF	8,128
SPDR Nuveen Barclays Municipal Bond ETF	5,672,218
SPDR Nuveen Barclays California Municipal Bond ETF	129,370

516

SPDR SERIES TRUST

OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

Amount
SPDR Nuveen Barclays New York Municipal Bond ETF	$315,303
SPDR Nuveen Barclays Short Term Municipal Bond ETF	2,738,843
SPDR Citi International Government Inflation-Protected Bond ETF	6,572,333
SPDR Barclays Short Term International Treasury Bond ETF	103,427
SPDR Barclays International Treasury Bond ETF	1,779,131
SPDR Barclays International Corporate Bond ETF	39,804

The Funds designate the following amount of ordinary income distributions paid during the fiscal year ended June 30, 2016 for qualified short term capital gains:

Amount
SPDR Barclays Short Term Treasury ETF	$300
SPDR Barclays Intermediate Term Corporate Bond ETF	16,517
SPDR Barclays Mortgage Backed Bond ETF	382,562
SPDR Nuveen Barclays California Municipal Bond ETF	19,928
SPDR Nuveen Barclays New York Municipal Bond ETF	8,524

The percentage of distributions paid by the Funds that are exempt-interest distributions are as follows:

Percentage
SPDR Nuveen Barclays Municipal Bond ETF	100.00%
SPDR Nuveen Barclays California Municipal Bond ETF	99.20
SPDR Nuveen Barclays New York Municipal Bond ETF	98.80
SPDR Nuveen Barclays Short Term Municipal Bond ETF	100.00
SPDR Nuveen S&P High Yield Municipal Bond ETF	98.78

The Trust has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by a Fund to its shareholders. For the year ended June 30, 2016, the total amount of foreign taxes that will be passed through are:

Amount
SPDR Citi International Government Inflation-Protected Bond ETF	$75,468
SPDR Barclays Short Term International Treasury Bond ETF	22,947
SPDR Barclays International Treasury Bond ETF	254,668
SPDR Barclays International Corporate Bond ETF	204
SPDR Barclays Emerging Markets Local Bond ETF	210,540

The amount of foreign source income earned on the following Funds during the year ended June 30, 2016 were as follows:

Amount
SPDR Citi International Government Inflation-Protected Bond ETF	$17,663,481
SPDR Barclays Short Term International Treasury Bond ETF	1,540,681
SPDR Barclays International Treasury Bond ETF	29,391,514
SPDR Barclays International Corporate Bond ETF	2,855,875
SPDR Barclays Emerging Markets Local Bond ETF	4,525,013

517

SPDR SERIES TRUST

OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e. at a premium) or below (i.e. at a discount) the net asset value of the Fund during the past calendar year can be found at http://www.spdrs.com.

Proxy Voting Policies and Procedures and Records

A description of the Trust’s proxy voting policies and procedures that are used by the Funds’ investment adviser to vote proxies relating to the Funds’ portfolio of securities are available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the website of the U.S. Securities and Exchange Commission, at www.sec.gov.

Information regarding how the investment adviser voted for the prior 12-months period ended June 30 is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Funds’ website at www.spdrs.com.

Quarterly Portfolio Schedule

The Funds file a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-866-787-2257 (toll free) and on the Funds’ website at www.spdrs.com.

Approval of Advisory Agreement

At in-person meetings held prior to June 30, 2016, the Board of Trustees of the Trust (the “Board”) evaluated proposals to continue the Investment Advisory Agreement (the “Agreement”) between the Trust and SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) with respect to the operational fixed income series of the Trust (collectively, the “Current ETFs”) and to continue and/or approve, as the case may be, the Agreement with respect to the SPDR Dorsey Wright Fixed Income Allocation ETF, which commenced operations during the period covered by this Annual Report (the “New ETF”), and the previously approved non-operational series of the Trust (together with the Current ETFs and the New ETF, the “SPDR ETFs”). The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), also met separately with their independent legal counsel to consider the Agreement.

In evaluating the Agreement, the Board drew on materials provided to them by SSGA FM, the Trust’s investment adviser and administrator, and other materials provided by State Street Bank and Trust Company, the Trust’s sub-administrator, transfer agent and custodian (“State Street”). In deciding whether to approve the Agreement, the Board considered various factors, including the (i) nature, extent and quality of services provided by, or expected to be provided by, the Adviser with respect to the SPDR ETFs under the Agreement, (ii) investment performance of the Current ETFs, (iii) profits realized by the Adviser and its affiliates from its relationship with the Trust, (iv) fees charged to comparable funds, (v) other benefits to the Adviser, and (vi) extent to which economies of scale would be shared as the SPDR ETFs grow.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided by, or expected to be provided by, the Adviser. In doing so, the Trustees relied on their prior experience in overseeing the management of the Trust and materials provided prior to and at the meeting. The Board reviewed the Agreement and the Adviser’s responsibilities for managing investment operations of each of the SPDR ETFs in accordance with each SPDR ETF’s investment objectives and policies, and applicable legal and regulatory requirements. The Board appreciated the relatively unique nature of the SPDR ETFs as exchange-traded funds and the experience and expertise of the Adviser with exchange-traded funds. The Board considered the background and experience of the Adviser’s senior management, including those individuals responsible for portfolio management, oversight of sub-advisers and regulatory compliance of the SPDR ETFs. The Board also considered the portfolio management resources, structures and practices of the Adviser, including those associated with monitoring and securing each SPDR ETF’s compliance with its investment objectives and policies and with applicable laws and regulations. The Board also considered information about the Adviser’s best execution procedures and overall investment

518

SPDR SERIES TRUST

OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

management business, noting that the Adviser serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser’s general knowledge of the investment business and that of its affiliates which make up State Street Global Advisors, through which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world’s largest investment management enterprises for indexed products generally and exchange-traded funds in particular. The Board also considered the Adviser’s experience in managing fixed income exchange-traded funds and overseeing third-party sub-advisers, as applicable.

Investment Performance

The Board then reviewed the Current ETFs’ performance, noting that the distinctive indexed investment objective of each of the Current ETFs made analysis of investment performance, in absolute terms, less of a priority than that which normally attaches to the performance of actively-managed funds. Instead, the Board focused on the extent to which each Current ETF achieved its objective as a passively-managed index fund. The Board reviewed information regarding the Current ETFs’ index tracking, noting that each Current ETF satisfactorily tracked its benchmark index.

Profits Realized by the Adviser

The Board considered the profitability of the advisory arrangement with the Current ETFs to the Adviser, including data on the Current ETFs’ historical profitability to the Adviser. The Independent Trustees, through their counsel, had the opportunity to discuss, with representatives of the Adviser and State Street, methodologies used in computing costs that formed the bases of profitability calculations and determined that these methodologies were reasonable.

Fees Charged to Comparable Funds

The Board evaluated each SPDR ETF’s unitary fee through review of comparative information with respect to fees paid by similar funds — i.e., exchange-traded funds tracking fixed income indexes. The Board reviewed the universe of similar exchange-traded funds for each SPDR ETF based upon data independently obtained from Broadridge Financial Solutions, Inc. (formerly Lipper Analytical Services) and related comparative information for similar exchange-traded funds. The Board also reviewed the historical expense ratios of each Current ETF and estimated expense ratios for each New ETF. In doing so, the Board used a fund by fund analysis of the data.

Other Benefits

The Board also considered whether the Adviser or its affiliates benefited in other ways from its relationship with the Trust, noting that the Adviser does not maintain soft-dollar arrangements in connection with the Trust’s brokerage transactions.

Economies of Scale

The Board reviewed information regarding economies of scale or other efficiencies that may result as each SPDR ETF’s assets grow in size. The Board noted that the Agreement did not provide for breakpoints in each SPDR ETF’s advisory fee rates as assets of a SPDR ETF increase. However, the Board further noted the Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration for the SPDR ETFs by fixing relatively low advisory fees, effectively sharing the benefits of lower fees with the SPDR ETFs from inception. The Adviser also asserted that one of the benefits of the unitary fee was to provide an unvarying expense structure, which could be lost or diluted with the addition of breakpoints. The Board noted that it intends to continue to monitor fees as the SPDR ETFs grow in size and assess whether fee breakpoints may be warranted.

The Board, including the Independent Trustees voting separately, approved the Agreement for each SPDR ETF after weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to the Agreement were as follows: (a) the nature and extent of the services provided, or expected to be provided, by the Adviser with respect to the SPDR ETFs were appropriate; (b) the performance and, more importantly, the index tracking, of each Current ETF had been satisfactory; (c) the Adviser’s unitary fee for each SPDR ETF considered in relation to services provided, or expected to be provided, and in relation to fees charged to comparable funds, was fair and reasonable; (d) profitability of the Trust’s relationships with the Adviser was not excessive; (e) any additional potential benefits to the Adviser or its affiliates were not of a magnitude to materially affect the Board’s conclusions; and (f) fees paid to the Adviser adequately shared the economies of scale with respect to the Current ETFs by way of the relatively low fee structure of the Trust.

519

SPDR SERIES TRUST

OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

Approval of Nuveen Asset Management Sub-Advisory Agreement

At an in-person meeting held prior to June 30, 2016, the Board also evaluated a proposal to continue the Sub-Advisory Agreement (the “Nuveen Sub-Advisory Agreement”) between the Adviser and Nuveen Asset Management (“Nuveen”), with respect to the ETFs sub-advised by Nuveen (the “Municipal Bond ETFs”). The Independent Trustees also met separately with their independent legal counsel to consider the Nuveen Sub-Advisory Agreement.

In evaluating the Nuveen Sub-Advisory Agreement, the Board drew on materials provided to them by Nuveen and the Adviser. In deciding whether to approve the Nuveen Sub-Advisory Agreement, the Board considered various factors, including the (i) nature, extent and quality of services provided by Nuveen with respect to the Municipal Bond ETFs under the Nuveen Sub-Advisory Agreement and (ii) investment performance of the Municipal Bond ETFs. The Board was apprised of the portion of the current advisory fee that the Adviser would pay to Nuveen under the Nuveen Sub-Advisory Agreement and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the Municipal Bond ETFs.

The Board considered the background and experience of Nuveen’s senior management and, in particular, Nuveen’s experience in investing in municipal securities. The Board reviewed each Municipal Bond ETF’s performance, noting that each Municipal Bond ETF satisfactorily tracked its benchmark index. The Board also considered the unitary fee paid to the Adviser by each Municipal Bond ETF and Nuveen’s fees paid by the Adviser.

The Board, including the Independent Trustees voting separately, approved the Nuveen Sub-Advisory Agreement for the Municipal Bond ETFs after weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to the Nuveen Sub-Advisory Agreement were as follows: (a) the nature and extent of the services provided by Nuveen with respect to the Municipal Bond ETFs were appropriate; (b) the performance and, more importantly, the index tracking, of each Municipal Bond ETF had been satisfactory; (c) Nuveen’s fees for each Municipal Bond ETF and the unitary fee, considered in relation to the services provided, were fair and reasonable; (d) any additional potential benefits to Nuveen were not of a magnitude to materially affect the Board’s conclusions; and (e) fees paid to Nuveen adequately shared the economies of scale with each applicable Municipal Bond ETF by way of the relatively low fee structure of the Trusts.

Approval of State Street Global Advisors Limited Sub-Advisory Agreement

At an in-person meeting held prior to June 30, 2016, the Board also evaluated a proposal to continue the Sub-Advisory Agreement (the “SSGA Limited Sub-Advisory Agreement”) between the Adviser and State Street Global Advisors Limited (“SSGA Limited”), an affiliate of the Adviser, with respect to the ETFs sub-advised by SSGA Limited (the “Foreign Fixed Income ETFs”). The Independent Trustees also met separately with their independent legal counsel to consider the SSGA Limited Sub-Advisory Agreement.

In evaluating the SSGA Limited Sub-Advisory Agreement, the Board drew on materials provided to them by SSGA Limited and the Adviser. In deciding whether to approve the SSGA Limited Sub-Advisory Agreement, the Board considered various factors, including the (i) nature, extent and quality of services provided by SSGA Limited with respect to the Foreign Fixed Income ETFs under the SSGA Limited Sub-Advisory Agreement and (ii) investment performance of the Foreign Fixed Income ETFs. The Board was apprised of the portion of the current advisory fee that the Adviser would pay to SSGA Limited under the SSGA Limited Sub-Advisory Agreement and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the Foreign Fixed Income ETFs.

The Board considered the background and experience of SSGA Limited’s senior management and, in particular, SSGA Limited’s experience in investing in foreign fixed income securities. The Board reviewed each Foreign Fixed Income ETF’s performance, noting that each Foreign Fixed Income ETF satisfactorily tracked its benchmark index. The Board also considered the unitary fee paid to the Adviser by each Foreign Fixed Income ETF and SSGA Limited’s fees paid by the Adviser.

The Board, including the Independent Trustees voting separately, approved the SSGA Limited Sub-Advisory Agreement for the Foreign Fixed Income ETFs after weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to the SSGA Limited Sub-Advisory Agreement were as follows: (a) the nature and extent of the services provided by SSGA Limited with respect to the Foreign Fixed Income ETFs were appropriate; (b) the performance and, more importantly, the index tracking, of

520

SPDR SERIES TRUST

OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

each Foreign Fixed Income ETF had been satisfactory; (c) SSGA Limited’s fees for each Foreign Fixed Income ETF and the unitary fee, considered in relation to the services provided, were fair and reasonable; (d) any additional potential benefits to SSGA Limited were not of a magnitude to materially affect the Board’s conclusions; and (e) fees paid to SSGA Limited adequately shared the economies of scale with each applicable Foreign Fixed Income ETF by way of the relatively low fee structure of the Trusts.

521

SPDR SERIES TRUST

OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

TRUSTEES

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
FRANK NESVET c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1943	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since September 2000	Chief Executive Officer, Libra Group, Inc. (a financial services consulting company) (1998-present).	218	SPDR Index Shares Funds (Trustee); SSGA Master Trust (Trustee); SSGA Active Trust (Trustee).
DAVID M. KELLY c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1938	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since September 2000	Retired.	218	Chicago Stock Exchange (Former Director, retired); Penson Worldwide Inc. (Former Director, retired); SPDR Index Shares Funds (Trustee); SSGA Master Trust (Trustee); SSGA Active Trust (Trustee).
BONNY EUGENIA BOATMAN c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1950	Independent Trustee	Term: Unlimited Served: since April 2010	Retired.	218	SPDR Index Shares Funds (Trustee); SSGA Master Trust (Trustee); SSGA Active Trust (Trustee).
DWIGHT D. CHURCHILL c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1953	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014-January 2015).	218	SPDR Index Shares Funds (Trustee); SSGA Master Trust (Trustee); SSGA Active Trust (Trustee); Affiliated Managers Group, Inc. (Director).
CARL G. VERBONCOEUR c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1952	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2009.	218	The Motley Fool Funds Trust (Trustee); SPDR Index Shares Funds (Trustee); SSGA Master Trust (Trustee); SSGA Active Trust (Trustee).

522

SPDR SERIES TRUST

OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee
JAMES E. ROSS* SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1965	Interested Trustee	Term: Unlimited Served as Trustee: since April 2010	Chairman and Director, SSGA Funds Management, Inc. (2005-present); Senior Managing Director and Principal, State Street Global Advisors (2006-present); President, SSGA Funds Management, Inc. (2005-2012).	299	SPDR Index Shares Funds (Trustee); SSGA Master Trust (Trustee); SSGA Active Trust (Trustee); Select Sector SPDR Trust (Trustee); State Street Master Funds (Trustee); and State Street Institutional Investment Trust (Trustee).

*	Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser. Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009.

OFFICERS

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
ELLEN M. NEEDHAM SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1967	President	Term: Unlimited Served: since October 2012	President and Director, SSGA Funds Management, Inc. (2001-present)*; Senior Managing Director, State Street Global Advisors (1992-present).*
ANN M. CARPENTER SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1966	Vice President; Deputy Treasurer	Term: Unlimited Served: since August 2012; Term: Unlimited Served: since February 2016	Chief Operating Officer, SSGA Funds Management, Inc. (2005-Present)*; Managing Director, State Street Global Advisors (2005-present).*
MICHAEL P. RILEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Vice President	Term: Unlimited Served: since February 2005	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (February 2015-present); Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (2008-February 2015); Principal, State Street Global Advisors and SSGA Funds Management, Inc. (2005-2008).
JOSHUA A. WEINBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1978	Chief Legal Officer	Term: Unlimited Served: since February 2015	Vice President and Managing Counsel, State Street Global Advisors (2011-present); Clerk, SSGA Funds Management, Inc. (2013-present); Associate, Financial Services Group, Dechert LLP (2006-2011).

523

SPDR SERIES TRUST

OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
CHRISTOPHER A. MADDEN State Street Bank and Trust Company One Hundred Huntington Avenue, CPH0326 Boston, MA 02116 1967	Secretary	Term: Unlimited Served: since August 2013	Vice President and Senior Counsel, State Street Bank and Trust Company (2013-present); Counsel, Atlantic Fund Services (2009-2013); Vice President.*
PATRICIA A. MORISETTE State Street Bank and Trust Company One Hundred Huntington Avenue, CPH0326 Boston, MA 02116 1973	Assistant Secretary	Term: Unlimited Served: since February 2015	Vice President and Counsel, State Street Bank and Trust Company (2014-present); Assistant Vice President and Counsel, John Hancock Financial Services (2011-2013); Independent legal consultant (2009-2011); Associate, Bingham McCutchen LLP (2003-2009).*,**
BRUCE S. ROSENBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1961	Treasurer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015-present; Director, Credit Suisse (April 2008-July 2015)).
CHAD C. HALLETT SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014-present); Vice President, State Street Bank and Trust Company (2001-November 2014).*
SUJATA UPRETI SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1974	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015-present; Assistant Director, Cambridge Associates, LLC (July 2014-January 2015); Vice President, Bank of New York Mellon (July 2012-August 2013); Manager, PricewaterhouseCoopers, LLP (September 2003-July 2012)).
DANIEL FOLEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1972	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007-present).*
BRIAN HARRIS SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1973	Chief Compliance Officer and Anti-Money Laundering Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013-present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010-2013); Director of Compliance, AARP Financial Inc. (2008-2010).

*	Served in various capacities and/or with various affiliated entities during noted time period.
**	Served in various capacities and/or with unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services during the noted time period.

Statement of Additional Information (SAI) includes additional information about Fund’s directors and is available, without charge, upon request and by calling 1-866-787-2257.

524

SPDR Series Trust

Trustees

Bonny E. Boatman

Dwight D. Churchill

David M. Kelly

Frank Nesvet, Chairman

James E. Ross

Carl G. Verboncoeur

Officers

Ellen M. Needham, President

Bruce S. Rosenberg, Treasurer

Ann Carpenter, Vice President and Assistant Treasurer

Michael P. Riley, Vice President

Chad C. Hallett, Deputy Treasurer

Sujata Upreti, Assistant Treasurer

Dan Foley, Assistant Treasurer

Christopher A. Madden, Secretary

Patricia A. Morisette, Assistant Secretary

Brian Harris, Chief Compliance Officer and Anti-Money Laundering Officer

Joshua A. Weinberg, Chief Legal Officer

Investment Manager and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Distributor

State Street Global Markets, LLC

One Lincoln Street

Boston, MA 02111

Custodian, Sub-Administrator and Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel

Morgan, Lewis & Bockius LLP

111 Pennsylvania Avenue NW

Washington, DC 20006

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com Please read the prospectus carefully before you invest.

SPDR® Series Trust – Fixed Income Funds

For more complete information, please call 866.787.2257 or

visit www.spdrs.com today.

ssga.com   |   spdrs.com

State Street Global Advisors, State Street Financial Center, One Lincoln Street, Boston, MA 02111

ETFs trade like stocks, are subject to investment risk, fluctuate in market value and may trade at prices above or below the ETFs net asset value. Brokerage commissions and ETF expenses will reduce returns.

Bonds generally present less short-term risk and volatility than stocks, but contain interest rate risk (as interest rates rise bond prices usually fall); issuer default risk; issuer credit risk; liquidity risk; and inflation risk. These effects are usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.

Barclays is a trademark of Barclays, the investment banking division of Barclays Bank PLC (“Barclays”) and has been licensed for use in connection with the listing and trading of the SPDR Barclays ETFs. The products are not sponsored by, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of investing in them.

CITI Disclaimer:

“CITI” is a registered trademark and service mark of Citigroup Inc. or its affiliates, and used under license for certain purposes by State Street Global Advisors (“Licensee”). The SPDR Citi International Government Inflation-Protected Bond ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Citigroup Index LLC (“Citigroup Index”) or any of its affiliates (collectively with Citigroup Index, “Citigroup”). Citigroup Index makes no representation or warranty, express or implied, to the owners or prospective owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Citi International Inflation-Linked Securities Select Index or the ability of the Citi International Inflation-Linked Securities Select Index to track general bond market performance. Citigroup Index’s only relationship to State Street Global Advisors is the licensing of certain information, data, trademarks and trade names of Citigroup. The Citi International Inflation-Linked Securities Select Index is determined, composed and calculated by Citigroup Index without regard to Licensee or the Fund. Citigroup Index has no obligation to take the needs of Licensee or the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Citi International Inflation-Linked Securities Select Index. Citigroup Index is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. Citigroup Index has no obligation or liability in connection with the administration, marketing or trading of the Fund.

CITIGROUP INDEX DOES NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE CITI INTERNATIONAL INFLATION-LINKED SECURITIES SELECT INDEX OR ANY DATA INCLUDED THEREIN, OR FOR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO, AND CITIGROUP INDEX SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. CITIGROUP INDEX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OR PROSPECTIVE OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CITI INTERNATIONAL INFLATION-LINKED SECURITIES SELECT INDEX OR ANY DATA INCLUDED THEREIN. CITIGROUP INDEX MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CITI INTERNATIONAL INFLATION-LINKED SECURITIES SELECT INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL CITIGROUP HAVE ANY LIABILITY FOR ANY DIRECT, SPECIAL, PUNITIVE, INDIRECT, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

BofA Merrill Disclaimer:

Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates (“BofA Merrill Lynch”) indices and related information, the name “BofA Merrill Lynch”, and related trademarks, are intellectual property licensed from BofA Merrill Lynch, and may not be copied, used, or distributed without BofA Merrill Lynch’s prior written approval. The licensee’s products have not been passed on as to their legality or suitability, and are not regulated, issued, endorsed, sold, guaranteed, or promoted by BofA Merrill Lynch. BOFA MERRILL LYNCH MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE INDICES, ANY RELATED INFORMATION, ITS TRADEMARKS, OR THE PRODUCT(S) (INCLUDING WITHOUT LIMITATION, THEIR QUALITY, ACCURACY, SUITABILITY AND/OR COMPLETENESS).

Dorsey Wright Disclaimer:

Dorsey Wright & Associates, LLC (collectively with its parent companies and affiliates, “Dorsey Wright”) licenses to State Street Global Advisors (“SSGA”) certain Dorsey Wright trademarks and trade names, and the Dorsey Wright Fixed Income Allocation Index (“Index”), for use by SSGA. Such trademarks, trade names and Index have been created and developed by Dorsey Wright without regard to and independently of SSGA, its business, its development of this Product, and/or any prospective investor. SSGA has arranged with Dorsey Wright to license the Index for possible inclusion in products which SSGA independently develops and promotes. The licensing of any Index to SSGA is not an offer to purchase or sell, or a solicitation or an offer to buy any securities. A determination that any portion of an investor’s portfolio should be devoted to any product developed by SSGA with reference to a Dorsey Wright index is a determination made solely by the investment advisor serving the investor or the investor himself, not Dorsey Wright or SSGA.

Standard & Poor’s, S&P and SPDR are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by S&P Dow Jones Indices LLC (SPDJI) and sublicensed for certain purposes by State Street Corporation. State Street Corporation’s financial products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and third party licensors and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability in relation thereto, including for any errors, omissions, or interruptions of any index.

Distributor: State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. Certain State Street affiliates provide services and receive fees from the SPDR ETFs.

SSGA Funds Management has retained Nuveen Asset Management as the sub-adviser for the SPDR Nuveen Barclays Municipal Bond ETF, SPDR Nuveen Barclays California Municipal Bond ETF, SPDR Nuveen Barclays New York Municipal Bond ETF, SPDR Nuveen Barclays Short Term Municipal Bond ETF, SPDR Nuveen S&P High Yield Municipal Bond ETF, and SPDR Nuveen Barclays Build America Bond ETF.

Before investing, consider the fund’s investment objectives, risks, charges and expenses. To obtain a prospectus or summary prospectus which contains this and other information, call 866.787.2257 or visit www.spdrs.com. Read it carefully.

Not FDIC Insured. No Bank Guarantee. May Lose Value.

State Street Global Advisors	© 2016 State Street Corporation - All Rights Reserved SPDRFIAR IBG-20862

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1) The Board of Trustees of the registrant has determined that the registrant has five Board members serving on the Audit Committee that possess the attributes identified in Instructions 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(2) Bonny Boatman, Dwight Churchill, David M. Kelly, Frank Nesvet and Carl Verboncoeur are the registrant’s audit committee financial experts. The Board also determined that each of the foregoing persons are not “interested person(s)” of the registrant as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.

For the fiscal years ending June 30, 2016 and June 30, 2015, the aggregate audit fees billed for professional services rendered by the principal accountant were $1,064,292 and $945,087, respectively. Audit fees include the performance of the annual audits, security counts performed during the course of the period for each series of the registrant and routine regulatory filings (one for each SEC registrant).

(b) Audit-Related Fees.

For the fiscal years ending June 30, 2016 and June 30, 2015, the principal accountant did not bill the registrant any fees for assurances and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c) Tax Fees.

For the fiscal years ending June 30, 2016 and June 30, 2015, the aggregate tax fees billed for professional services rendered by the principal accountant were $748,764 and $659,768, respectively. Tax fees represent services related to the review of year-end distribution requirements, as well as the review and signing as preparer of all federal, state and excise income tax returns for the series of the registrant.

(d) All Other Fees.

There were no other fees billed by the principal accountant for the fiscal years ending June 30, 2016 and June 30, 2015.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

The registrant’s Audit Committee Charter states the following with respect to pre-approval procedures:

Before the independent auditors are engaged by the Trust to render audit or non-audit services, either:

a.	The Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) provided to the Trust. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at its next regularly scheduled meeting;

or

b.	The engagement to render the auditing service or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the investment adviser. The Audit Committee must be informed of each service entered into pursuant to the policies and procedures. A copy of any such policies and procedures shall be attached as an exhibit to the Audit Committee Charter.

c.	De Minimis Exceptions to Pre-Approval Requirements. Pre-Approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

d.	Pre-Approval of Non-Audit Services Provided to the investment adviser and Certain Control Persons. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the independent auditors to (a) the investment adviser and (b) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the independent auditors’ engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Trust. It shall be the responsibility of the independent auditors to notify the Audit Committee of any non-audit services that need to be pre-approved.

e.	Application of De Minimis Exception: The De Minimis exception set forth above applies to pre-approvals under this Section as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the independent auditors by the Trust and any other entity that has its services approved under this Section (i.e., the investment adviser or any control person).

(e)(2) Percentage of Services.

One hundred percent of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g) The aggregate non-audit fees billed for by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser were as follows:

	FY 2016 (in millions)	FY 2015 (in millions)
Non audit services billed to:
Registrant:	See Item 4(c)	See Item 4(c)
Investment Adviser:	—	—
Other entities in the Investment Company Complex (1)(2):
Audit Related Fees	$15.5	$16.0
Tax Fees	7.5	6.0
All Other Fees	2.7	0.8

(1)	Information is for the calendar years 2015 and 2014, respectively.
(2)	Services under the caption Audit-Related Fees consisted principally of reports on the processing of transactions by servicing organizations, audits of employee benefit plan, non-statutory audits and due diligence procedures. Services under the caption Tax Fees consisted principally of expatriate, compliance and corporate tax advisory services. Services under the caption All Other Fees consisted of advisory services related to certain regulatory initiatives.

(h) The registrant’s principal accountant notified the registrant’s Audit Committee of all non-audit services that were rendered by the principal accountant to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the registrant’s Audit Committee to consider whether such services were compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committees of Listed Registrants.

The registrant has an audit committee which was established by the Board of Trustees of the registrant in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the registrant’s audit committee are Bonny Boatman, Dwight Churchill, David M. Kelly, Frank Nesvet and Carl Verboncoeur.

Item 6. Investments.

(a) A Schedule of Investments for each series of the registrant is included as a part of the reports to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board.

Item 11. Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, Ellen M. Needham, the registrant’s President and Principal Executive Officer, and Bruce S. Rosenberg, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures and evaluated their effectiveness. Based on their review, Ms. Needham and Mr. Rosenberg determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports is recorded, processed, summarized and reported within the time periods required by the U.S. Securities and Exchange Commission.

(b) In the registrant’s second fiscal quarter covered by this form N-CSR filing, there were no significant changes in the registrant’s internal controls or in other factors that have materially affected, or are reasonably likely to materially affect, its controls over financial reporting subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Separate certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, for each principal executive officer and principal financial officer of the registrant are attached.

(a)(3) Not applicable to the registrant.

(b) A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code for the principal executive officer and principal financial officer of the registrant is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPDR® Series Trust

By:	/s/ Ellen M. Needham
Ellen M. Needham
President and Principal Executive Officer

Date:	September 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen M. Needham
Ellen M. Needham
President and Principal Executive Officer

Date:	September 8, 2016

By:	/s/ Bruce S. Rosenberg
Bruce S. Rosenberg
Treasurer and Principal Financial Officer

Date:	September 8, 2016